UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

●	PIMCO Funds—Asset Allocation Funds
●	PIMCO Funds—Bond Funds
●	PIMCO Funds—Credit Bond Funds
●	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
●	PIMCO Funds—Fundamental Index Funds
●	PIMCO Funds—International Bond Funds
●	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
●	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
●	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
●	PIMCO Funds—PIMCO High Yield Fund
●	PIMCO Funds—PIMCO Income Fund
●	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
●	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund

To be filed under the immediately following companion submission of Form N-CSR:

●	PIMCO Funds—PIMCO Low Duration Fund
●	PIMCO Funds—PIMCO Municipal Value Funds
●	PIMCO Funds—PIMCO Real Return Fund
●	PIMCO Funds—PIMCO Short-Term Fund
●	PIMCO Funds—PIMCO Total Return Fund
●	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
●	PIMCO Funds—Private Account Portfolio Series
●	PIMCO Funds—Real Return Strategy Funds
●	PIMCO Funds—Short Duration Strategy Funds
●	PIMCO Funds—StocksPLUS® Funds
●	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2019

Asset Allocation Funds

PIMCO Multi-Strategy Alternative Fund

PIMCO Global Multi-Asset Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO ASSET ALLOCATION FUNDS

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Multi-Strategy Alternative Fund and PIMCO Global Multi-Asset Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Multi-Strategy Alternative Fund may invest its respective assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, or shares of any funds of the PIMCO ETF Trust, an affiliated investment company. The PIMCO Global Multi-Asset Fund may invest its respective assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Multi-Strategy Alternative Fund may also invest its respective assets in other affiliated and unaffiliated funds. The PIMCO Global Multi-Asset Fund also may invest its respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is

4	PIMCO ASSET ALLOCATION FUNDS

no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the Funds (Cont.)

business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and I-2 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	Class A	Class C	Diversification Status
PIMCO Multi-Strategy Alternative Fund	12/30/14	12/30/14	12/30/14	12/30/14	—	Diversified
PIMCO Global Multi-Asset Fund	10/29/08	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may

6	PIMCO ASSET ALLOCATION FUNDS

amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Multi-Strategy Alternative Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	Fund Inception (12/30/14)
PIMCO Multi-Strategy Alternative Fund Institutional Class	4.20%	2.44%
PIMCO Multi-Strategy Alternative Fund I-2	4.14%	2.35%
PIMCO Multi-Strategy Alternative Fund Class A	3.81%	2.07%
PIMCO Multi-Strategy Alternative Fund Class A (adjusted)	(0.06)%	1.15%
3 Month USD LIBOR Index	2.48%	1.19%
Lipper Alternative Multi-Strategy Funds Average	(0.72)%	0.95%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 2.19% for Institutional Class shares, 2.29% for I-2 shares, and 2.59% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO ASSET ALLOCATION FUNDS

Institutional Class - PXAIX	Class A - PXAAX
I-2 - PXAPX

Top 10 Holdings as of 03/31/2019†§

PIMCO TRENDS Managed Futures Strategy Fund	14.4%
PIMCO Credit Opportunities Bond Fund	13.9%
PIMCO Dynamic Bond Fund	12.2%
PIMCO Mortgage Opportunities and Bond Fund	12.1%
PIMCO RAE Worldwide Long/Short PLUS Fund	9.4%
PIMCO EqS® Long/Short Fund	7.1%
U.S. Treasury Inflation Protected Securities	4.2%
Fannie Mae, TBA	3.1%
PIMCO CommoditiesPLUS® Strategy Fund	2.7%
PIMCO RealEstateRealReturn Strategy Fund	2.5%

[1]	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO Multi-Strategy Alternative Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Allocations to managed futures strategies, achieved primarily through the PIMCO TRENDS Managed Futures Strategy, contributed to performance, as the underlying PIMCO Fund had positive returns.

»

Allocations to worldwide equity long/short strategies, achieved primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, contributed to performance, as the underlying PIMCO Fund had positive performance.

»	Allocations to opportunistic strategies, achieved primarily through the PIMCO RealEstateRealReturn Strategy Fund, contributed to performance, as the RealEstateRealReturn Fund had positive returns.

»	Allocations to global absolute return fixed income strategies, achieved primarily through the PIMCO
Dynamic Bond Fund and the absolute return fixed income collateral of the PIMCO RAE Worldwide Long/Short PLUS Fund, contributed to performance, as the strategy had positive performance.

»

Allocations to the PIMCO Global Equity Market Neutral Strategy, via total return swaps, contributed to performance, as the PIMCO Multi-Factor Long Equity Strategy outperformed the PIMCO Multi-Factor Short Equity Strategy.

»	Allocations to credit relative value strategies, achieved primarily through PIMCO Credit Opportunities Bond Fund, contributed to performance, as the underlying PIMCO Fund had positive performance.

»

Allocations to U.S. equity market neutral strategies, via total return swaps that replicate index exposure, detracted from performance, as the RAE Fundamental US Large Index underperformed the S&P 500.

ANNUAL REPORT	MARCH 31, 2019	9

PIMCO Global Multi-Asset Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	3.46%	5.50%	6.27%	5.62%
PIMCO Global Multi-Asset Fund I-2	3.37%	5.40%	6.16%	5.51%
PIMCO Global Multi-Asset Fund Class A	3.03%	4.95%	5.67%	5.03%
PIMCO Global Multi-Asset Fund Class A (adjusted)	(2.60)%	3.77%	5.27%	4.65%
PIMCO Global Multi-Asset Fund Class C	2.27%	4.18%	4.88%	4.26%
PIMCO Global Multi-Asset Fund Class C (adjusted)	1.27%	4.18%	4.88%	4.26%
60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate (USD Hedged)	3.77%	5.48%	9.02%	8.21%
MSCI All Country World Index	2.60%	6.45%	11.98%	10.37%
Lipper Alternative Global Macro Funds Average	0.99%	1.77%	6.20%	5.46%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund Expenses), were 1.44% for Institutional Class shares, 1.54% for I-2 shares, 1.89% for Class A shares, and 2.64% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ASSET ALLOCATION FUNDS

Institutional Class - PGAIX	Class A - PGMAX
I-2 - PGAPX	Class C - PGMCX

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	19.6%
Mutual Funds	18.4%
U.S. Government Agencies	16.0%
Common Stocks	14.3%
Corporate Bonds & Notes	7.8%
Sovereign Issues	7.7%
Short-Term Instruments‡	7.1%
Exchange-Traded Funds	3.5%
Asset-Backed Securities	2.8%
Real Estate Investment Trusts	1.6%
Other	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Global Multi-Asset Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to nominal German duration contributed to relative performance, as German Bund yields fell.

»	Overweight exposure to U.S. duration, particularly in the intermediate portion of the curve, contributed to relative performance, as these yields declined.

»	Overweight exposure to emerging market duration contributed to relative performance.

»	Relative value commodity strategies, particularly in commodity option strategies, contributed to relative performance.

»	U.S. equity positioning detracted from relative performance.

»	Overweight exposure to Japanese equities detracted from relative performance, as these securities lost value.

»	Overweight exposure to the Argentine peso detracted from relative performance, as this currency depreciated.

ANNUAL REPORT	MARCH 31, 2019	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

12	PIMCO ASSET ALLOCATION FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Multi-Strategy Alternative Fund
Institutional Class	$1,000.00	$1,010.80	$1.80	$1,000.00	$1,023.14	$1.82	0.36%
I-2	1,000.00	1,009.30	2.30	1,000.00	1,022.64	2.32	0.46
Class A	1,000.00	1,008.80	3.81	1,000.00	1,021.14	3.83	0.76

PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,008.00	$6.51	$1,000.00	$1,018.45	$6.54	1.30%
I-2	1,000.00	1,007.40	7.06	1,000.00	1,017.90	7.09	1.41
Class A	1,000.00	1,005.50	8.90	1,000.00	1,016.06	8.95	1.78
Class C	1,000.00	1,002.30	12.43	1,000.00	1,012.52	12.49	2.49

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2019	13

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate (USD Hedged)	The benchmark is a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate (USD Hedged). The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO ASSET ALLOCATION FUNDS

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ANNUAL REPORT	MARCH 31, 2019	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Multi-Strategy Alternative Fund

Institutional Class

03/31/2019	$9.79	$0.25	$0.16	$0.41	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2018	9.82	0.33	(0.14)	0.19	(0.17)	0.00	(0.05)	(0.22)

03/31/2017	9.72	0.28	0.24	0.52	(0.40)	0.00	(0.02)	(0.42)

03/31/2016	10.05	0.28	(0.43)	(0.15)	(0.18)	0.00	0.00	(0.18)

12/30/2014 -03/31/2015	10.00	0.03	0.02	0.05	0.00	0.00	0.00	0.00

I-2

03/31/2019	9.78	0.28	0.12	0.40	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.82	0.32	(0.15)	0.17	(0.16)	0.00	(0.05)	(0.21)

03/31/2017	9.72	0.26	0.26	0.52	(0.40)	0.00	(0.02)	(0.42)

03/31/2016	10.06	0.27	(0.44)	(0.17)	(0.17)	0.00	0.00	(0.17)

12/30/2014 -03/31/2015	10.00	0.02	0.04	0.06	0.00	0.00	0.00	0.00

Class A

03/31/2019	9.83	0.14	0.23	0.37	(0.18)	0.00	0.00	(0.18)

03/31/2018	9.87	0.27	(0.12)	0.15	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	9.78	0.23	0.25	0.48	(0.37)	0.00	(0.02)	(0.39)

03/31/2016	10.06	0.17	(0.36)	(0.19)	(0.09)	0.00	0.00	(0.09)

12/30/2014 - 03/31/2015	10.00	0.03	0.03	0.06	0.00	0.00	0.00	0.00

PIMCO Global Multi-Asset Fund (Consolidated)

Institutional Class

03/31/2019	$12.55	$0.30	$0.12	$0.42	$(0.34)	$0.00	$(0.05)	$(0.39)

03/31/2018	11.77	0.29	0.73	1.02	(0.24)	0.00	0.00	(0.24)

03/31/2017	10.82	0.28	0.92	1.20	(0.25)	0.00	0.00	(0.25)

03/31/2016	11.50	0.36	(1.04)	(0.68)	0.00	0.00	0.00	0.00

03/31/2015	10.41	0.30	0.85	1.15	0.00	0.00	(0.06)	(0.06)

I-2

03/31/2019	12.53	0.29	0.12	0.41	(0.33)	0.00	(0.05)	(0.38)

03/31/2018	11.75	0.27	0.74	1.01	(0.23)	0.00	0.00	(0.23)

03/31/2017	10.80	0.27	0.92	1.19	(0.24)	0.00	0.00	(0.24)

03/31/2016	11.50	0.35	(1.05)	(0.70)	0.00	0.00	0.00	0.00

03/31/2015	10.41	0.29	0.86	1.15	0.00	0.00	(0.06)	(0.06)

16	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.97	4.20%	$101,009	0.36%		1.18%		0.33%		1.15%		2.49%		148%

9.79	1.87	107,982	0.36		1.20		0.32		1.16		3.36		76

9.82	5.44	96,031	0.44		1.17		0.43		1.16		2.83		110

9.72	(1.52)	50,680	0.41		1.15		0.41		1.15		2.84		115

10.05	0.50	17,377	0.36	*	1.79	*	0.36	*	1.79	*	1.02	*	31

9.96	4.14	6,506	0.46		1.28		0.43		1.25		2.88		148

9.78	1.70	3,420	0.46		1.30		0.42		1.26		3.25		76

9.82	5.37	4,083	0.54		1.27		0.53		1.26		2.63		110

9.72	(1.68)	44	0.51		1.25		0.51		1.25		2.73		115

10.06	0.60	10	0.46	*	1.89	*	0.46	*	1.89	*	0.68	*	31

10.02	3.81	1,894	0.76		1.58		0.73		1.55		1.42		148

9.83	1.44	5,919	0.76		1.60		0.72		1.56		2.71		76

9.87	4.99	864	0.84	(d)	1.57	(d)	0.83	(d)	1.56	(d)	2.29		110

9.78	(1.91)	643	0.81		1.55		0.81		1.55		1.76		115

10.06	0.60	3,143	0.76	*	2.19	*	0.76	*	2.19	*	1.12	*	31

$12.58	3.46%	$201,102	1.17%		1.42%		0.77%		1.02%		2.41%		551%

12.55	8.67	231,278	1.02		1.23		0.81		1.02		2.31		403

11.77	11.19	290,714	0.89		1.13		0.79		1.03		2.49		327

10.82	(5.91)	365,733	0.80		1.07		0.73		1.00		3.21		380

11.50	11.10	590,159	0.61		1.03		0.57		0.99		2.77		444

12.56	3.37	45,560	1.27		1.52		0.87		1.12		2.34		551

12.53	8.59	49,093	1.12		1.33		0.91		1.12		2.20		403

11.75	11.10	47,466	0.99		1.23		0.89		1.13		2.40		327

10.80	(6.09)	71,807	0.90		1.17		0.83		1.10		3.13		380

11.50	11.05	94,550	0.71		1.13		0.67		1.09		2.60		444

ANNUAL REPORT	MARCH 31, 2019	17

Financial Highlights (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Multi-Asset Fund (Consolidated) (Cont.)

Class A

03/31/2019	$12.44	$0.24	$0.13	$0.37	$(0.29)	$0.00	$(0.05)	$(0.34)

03/31/2018	11.67	0.23	0.73	0.96	(0.19)	0.00	0.00	(0.19)

03/31/2017	10.73	0.22	0.91	1.13	(0.19)	0.00	0.00	(0.19)

03/31/2016	11.48	0.30	(1.05)	(0.75)	0.00	0.00	0.00	0.00

03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)

Class C

03/31/2019	12.11	0.14	0.13	0.27	(0.20)	0.00	(0.05)	(0.25)

03/31/2018	11.37	0.13	0.71	0.84	(0.10)	0.00	0.00	(0.10)

03/31/2017	10.46	0.13	0.89	1.02	(0.11)	0.00	0.00	(0.11)

03/31/2016	11.28	0.21	(1.03)	(0.82)	0.00	0.00	0.00	0.00

03/31/2015	10.28	0.15	0.85	1.00	0.00	0.00	(0.00)	(0.00)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

18	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.47	3.03%	$95,828	1.62%		1.87%		1.22%		1.47%		1.98%	551%

12.44	8.21	110,703	1.47		1.68		1.26		1.47		1.85	403

11.67	10.61	97,853	1.42	(d)	1.66	(d)	1.32	(d)	1.56	(d)	1.97	327

10.73	(6.53)	144,398	1.40		1.67		1.33		1.60		2.68	380

11.48	10.48	173,624	1.21		1.63		1.17		1.59		2.13	444

12.13	2.27	62,647	2.37		2.62		1.97		2.22		1.20	551

12.11	7.39	85,585	2.22		2.43		2.01		2.22		1.11	403

11.37	9.81	105,531	2.17	(d)	2.41	(d)	2.07	(d)	2.31	(d)	1.21	327

10.46	(7.27)	143,279	2.15		2.42		2.08		2.35		1.91	380

11.28	9.73	168,676	1.96		2.38		1.92		2.34		1.38	444

ANNUAL REPORT	MARCH 31, 2019	19

Statement of Assets and Liabilities PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$17,130
Investments in Affiliates	97,590

Financial Derivative Instruments
Exchange-traded or centrally cleared	113
Over the counter	227
Cash	2
Deposits with counterparty	650
Foreign currency, at value	209
Receivable for investments sold	282
Receivable for TBA investments sold	7,514
Receivable for Fund shares sold	154
Interest and/or dividends receivable	37
Dividends receivable from Affiliates	101
Reimbursement receivable from PIMCO	70
Other assets	5

Total Assets	124,084

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$205

Financial Derivative Instruments
Exchange-traded or centrally cleared	103
Over the counter	498
Payable for investments purchased	336
Payable for investments in Affiliates purchased	101
Payable for TBA investments purchased	11,016
Deposits from counterparty	90
Payable for Fund shares redeemed	2,219
Accrued investment advisory fees	97
Accrued supervisory and administrative fees	10

Total Liabilities	14,675

Net Assets	$109,409

Net Assets Consist of:

Paid in capital	$109,238
Distributable earnings (accumulated loss)	171

Net Assets	$109,409

Cost of investments in securities	$17,065
Cost of investments in Affiliates	$96,028
Cost of foreign currency held	$210
Cost or premiums of financial derivative instruments, net	$528

* Includes repurchase agreements of:	$380

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$101,009
I-2	6,506
Class A	1,894

Shares Issued and Outstanding:

Institutional Class	10,135
I-2	653
Class A	189

Net Asset Value Per Share Outstanding:

Institutional Class	$9.97
I-2	9.96
Class A	10.02

ANNUAL REPORT	MARCH 31, 2019	21

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$493,648
Investments in Affiliates	111,592

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,142
Over the counter	5,656
Cash	3
Deposits with counterparty	3,752
Foreign currency, at value	2,073
Receivable for investments sold	4,930
Receivable for investments sold on a delayed-delivery basis	323
Receivable for TBA investments sold	169,291
Receivable for Fund shares sold	84
Interest and/or dividends receivable	1,377
Dividends receivable from Affiliates	258
Reimbursement receivable from PIMCO	92

Total Assets	796,221

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$104,996
Payable for short sales	22,980

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,378
Over the counter	4,151
Payable for investments purchased	9,674
Payable for investments in Affiliates purchased	258
Payable for investments purchased on a delayed-deliver basis	831
Payable for TBA investments purchased	238,802
Deposits from counterparty	2,489
Payable for Fund shares redeemed	4,049
Accrued investment advisory fees	339
Accrued supervisory and administrative fees	56
Accrued distribution fees	41
Accrued servicing fees	34
Other liabilities	6

Total Liabilities	391,084

Net Assets	$405,137

Net Assets Consist of:

Paid in capital	$514,899
Distributable earnings (accumulated loss)	(109,762)

Net Assets	$405,137

Cost of investments in securities	$492,317
Cost of investments in Affiliates	$110,095
Cost of foreign currency held	$2,081
Proceeds received on short sales	$22,745
Cost or premiums of financial derivative instruments, net	$3,248

* Includes repurchase agreements of:	$41,769

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$201,102
I-2	45,560
Class A	95,828
Class C	62,647

Shares Issued and Outstanding:

Institutional Class	15,981
I-2	3,626
Class A	7,683
Class C	5,164

Net Asset Value Per Share Outstanding:

Institutional Class	$12.58
I-2	12.56
Class A	12.47
Class C	12.13

ANNUAL REPORT	MARCH 31, 2019	23

Statement of Operations PIMCO Multi-Strategy Alternative Fund

Year Ended March 31, 2019 (Amounts in thousands†)

Investment Income:

Interest	$350
Dividends	5
Dividends from Investments in Affiliates	2,606
Total Income	2,961

Expenses:

Investment advisory fees	1,089
Supervisory and administrative fees	114
Servicing fees - Class A	8
Trustee fees	1
Interest expense	29
Miscellaneous expense	2
Total Expenses	1,243
Waiver and/or Reimbursement by PIMCO	(849)
Net Expenses	394

Net Investment Income (Loss)	2,567

Net Realized Gain (Loss):

Investments in securities	(85)
Investments in Affiliates	(801)
Net capital gain distributions received from Affiliate investments	408
Exchange-traded or centrally cleared financial derivative instruments	116
Over the counter financial derivative instruments	315
Short sales	(3)
Foreign currency	(5)

Net Realized Gain (Loss)	(55)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	272
Investments in Affiliates	2,376
Exchange-traded or centrally cleared financial derivative instruments	(402)
Over the counter financial derivative instruments	(509)
Foreign currency assets and liabilities	(4)

Net Change in Unrealized Appreciation (Depreciation)	1,733

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,245

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Fund

Year Ended March 31, 2019 (Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$8,865
Dividends, net of foreign taxes**	2,170
Dividends from Investments in Affiliates	5,062
Total Income	16,097

Expenses:

Investment advisory fees	4,285
Supervisory and administrative fees	729
Distribution fees - Class C	554
Distribution fees - Class R(a)	7
Servicing fees - Class A	256
Servicing fees - Class C	184
Servicing fees - Class R(a)	7
Trustee fees	3
Interest expense	1,763
Total Expenses	7,788
Waiver and/or Reimbursement by PIMCO	(1,122)
Net Expenses	6,666

Net Investment Income (Loss)	9,431

Net Realized Gain (Loss):

Investments in securities	(6,304)
Investments in Affiliates	154
Net capital gain distributions received from Affiliate investments	2,207
Exchange-traded or centrally cleared financial derivative instruments	8,363
Over the counter financial derivative instruments	432
Foreign currency	(697)

Net Realized Gain (Loss)	4,155

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(4,783)
Investments in Affiliates	(3,163)
Exchange-traded or centrally cleared financial derivative instruments	4,356
Over the counter financial derivative instruments	2,324
Foreign currency assets and liabilities	(160)

Net Change in Unrealized Appreciation (Depreciation)	(1,426)

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,160

* Foreign tax withholdings - Interest	$1
** Foreign tax withholdings - Dividends	$35

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class R Shares liquidated at the close of business on October 31, 2018.

ANNUAL REPORT	MARCH 31, 2019	25

Statements of Changes in Net Assets PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,567	$3,697
Net realized gain (loss)	(55)	86
Net change in unrealized appreciation (depreciation)	1,733	(1,806)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,245	1,977

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(2,039)	(1,693)
I-2	(137)	(62)
Class D	0	(79	)(a)
Class A	(39)	(9)

Tax basis return of capital
Institutional Class	0	(512)
I-2	0	(20)
Class D	0	(20	)(a)
Class A	0	(5)

Total Distributions(b)	(2,215)	(2,400)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(9,942)	13,250

Total Increase (Decrease) in Net Assets	(7,912)	12,827

Net Assets:

Beginning of year	117,321	104,494
End of year	$109,409	$117,321

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2019		Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,431		$10,336
Net realized gain (loss)	4,155		29,708
Net change in unrealized appreciation (depreciation)	(1,426)		3,149

Net Increase (Decrease) in Net Assets Resulting from Operations	12,160		43,193

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(5,995)		(4,551)
I-2	(1,239)		(905)
Class D	0		(254	)(a)
Class A	(2,306)		(1,491)
Class C	(1,166)		(736)
Class R	(46	)(b)	(65)

Tax basis return of capital
Institutional Class	(967)		0
I-2	(206)		0
Class D	0		0	(a)
Class A	(444)		0
Class C	(320)		0
Class R	(12	)(b)	0

Total Distributions(c)	(12,701)		(8,002)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(75,862)		(119,436)

Total Increase (Decrease) in Net Assets	(76,403)		(84,245)

Net Assets:

Beginning of year	481,540		565,785
End of year	$405,137		$481,540

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)	Class R Shares liquidated at the close of business on October 31, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 15.6%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.5%

Barclays PLC
4.063% (US0003M + 1.380%) due 05/16/2024 ~	$200	$194

Deutsche Bank AG
3.869% (US0003M + 1.230%) due 02/27/2023 ~	100	96

HSBC Holdings PLC
6.250% due 03/23/2023 •(e)(g)	200	200

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~	100	100

		590

INDUSTRIALS 0.2%

Woodside Finance Ltd.
4.600% due 05/10/2021	200	205

Total Corporate Bonds & Notes (Cost $803)		795

U.S. GOVERNMENT AGENCIES 3.3%

Fannie Mae, TBA
3.500% due 05/01/2049	3,000	3,040
4.000% due 05/01/2049	500	514

Total U.S. Government Agencies (Cost $3,552)		3,554

U.S. TREASURY OBLIGATIONS 7.4%

U.S. Treasury Bonds
3.000% due 02/15/2048	300	311
3.000% due 02/15/2049	200	208

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021	106	105
0.125% due 01/15/2022	334	331
0.125% due 04/15/2022	621	615
0.125% due 07/15/2022	438	436
0.750% due 07/15/2028	201	205
0.875% due 01/15/2029	199	206
1.000% due 02/15/2048	306	314
2.000% due 01/15/2026	2,409	2,660

U.S. Treasury Notes
2.375% due 08/15/2024	800	805
2.625% due 02/15/2029 (i)	1,750	1,784
2.750% due 02/15/2024 (k)	100	102

Total U.S. Treasury Obligations (Cost $7,995)		8,082

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Impac Secured Assets Trust
2.646% due 03/25/2037 ^•		$136	$126

MortgageIT Trust
2.746% due 12/25/2035 •		136	135

Residential Asset Securitization Trust
6.000% due 04/25/2036 ^		116	84

Residential Funding Mortgage Securities, Inc. Trust
4.880% due 04/25/2037 ~		112	108

Total Non-Agency Mortgage-Backed Securities (Cost $458)			453

ASSET-BACKED SECURITIES 0.5%

Aames Mortgage Investment Trust
2.966% due 04/25/2036 •		187	166

Bear Stearns Asset-Backed Securities Trust
3.536% due 08/25/2037 •		153	135

Countrywide Asset-Backed Certificates
2.636% due 05/25/2037 •		63	63
2.726% due 04/25/2037 •		137	106

GSAMP Trust
3.461% due 03/25/2035 ^•		130	113

Total Asset-Backed Securities (Cost $579)			583

SOVEREIGN ISSUES 0.4%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		150	87
5.875% due 01/11/2028		50	38

Peru Government International Bond
5.940% due 02/12/2029	PEN	100	32
6.350% due 08/12/2028		100	33

Saudi Government International Bond
4.000% due 04/17/2025		$200	205

Total Sovereign Issues (Cost $410)			395

SHORT-TERM INSTRUMENTS 2.9%

REPURCHASE AGREEMENTS (h) 0.3%
			380

SHORT-TERM NOTES 1.8%

Federal Home Loan Bank
2.386% due 04/03/2019 (b)(c)		500	500
2.403% due 05/08/2019 (b)(c)		100	100
2.405% due 05/08/2019 (b)(c)		700	698
2.410% due 04/12/2019 - 05/15/2019 (b)(c)		700	698

			1,996

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
2.412% due 04/11/2019 - 04/18/2019 (a)(b)(m)	$893	$892

Total Short-Term Instruments (Cost $3,268)		3,268

Total Investments in Securities (Cost $17,065)		17,130

	SHARES
INVESTMENTS IN AFFILIATES 89.3%

MUTUAL FUNDS (f) 77.9%

PIMCO CommoditiesPLUS® Strategy Fund	570,560	3,098

PIMCO Credit Opportunities Bond Fund	1,609,075	15,930

PIMCO Dynamic Bond Fund	1,296,712	14,017

PIMCO EqS® Long/Short Fund	733,133	8,182

PIMCO Mortgage Opportunities and Bond Fund	1,276,672	13,865

PIMCO RAE Worldwide Long/Short PLUS Fund	1,048,866	10,730

	SHARES	MARKET VALUE (000S)

PIMCO RealEstateRealReturn Strategy Fund	318,156	$2,847

PIMCO TRENDS Managed Futures Strategy Fund	1,672,464	16,507

Total Mutual Funds (Cost $83,617)		85,176

SHORT-TERM INSTRUMENTS 11.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.4%

PIMCO Short-Term Floating NAV Portfolio III	1,255,310	12,414

Total Short-Term Instruments (Cost $12,411)		12,414

Total Investments in Affiliates (Cost $96,028)		97,590

Total Investments 104.9% (Cost $113,093)		$114,720

Financial Derivative Instruments (j)(l) (0.2)% (Cost or Premiums, net $528)		(261)

Other Assets and Liabilities, net (4.7)%		(5,050)

Net Assets 100.0%		$109,409

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.
(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$380	U.S. Treasury Notes 1.125% due 06/30/2021	$(397)	$380	$380

Total Repurchase Agreements						$(397)	$380	$380

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
DEU	2.460%	03/26/2019	04/09/2019	$(205)	$(205)

Total Reverse Repurchase Agreements					$(205)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$0	$(205)	$0	$(205)	$204	$(1)
FICC	380	0	0	380	(397)	(17)

Total Borrowings and Other Financing Transactions	$380	$(205)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(205)	$0	$0	$(205)

Total Borrowings	$0	$(205)	$0	$0	$(205)

Payable for reverse repurchase agreements					$(205)

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

(i)	Securities with an aggregate market value of $204 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(588) at a weighted average interest rate of 1.918%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.500	05/24/2019	5	$	5	$0	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	26		26	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.500	05/24/2019	1		1	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	44		44	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	188.000	05/24/2019	11		11	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.000	05/24/2019	5		5	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	71		71	1	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	200.000	05/24/2019	1		1	0	0

Total Purchased Options						$1	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2020	17	$	4,158	$29	$0	$(3)
Euro-Bobl June Futures	06/2019	3		448	4	0	(1)
Euro-Bund 10-Year Bond June Futures	06/2019	1		187	4	0	0
Put Options Strike @ EUR 127.500 on Euro-Bobl June 2019 Futures	05/2019	3		0	0	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	1		0	0	0	0
U.S. Treasury 5-Year Note June Futures	06/2019	78		9,035	90	0	(18)
U.S. Treasury 10-Year Note June Futures	06/2019	53		6,584	105	0	(19)

					$232	$0	$(41)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	18	$	(4,403)	$(16)	$3	$0
90-Day Eurodollar March Futures	03/2020	75		(18,316)	(138)	14	0
90-Day Eurodollar September Futures	09/2021	17		(4,159)	(34)	3	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	2		(3)	(1)	1	0
E-mini S&P 500 Index June Futures	06/2019	9		(1,277)	(29)	0	(7)
Euro STOXX 50 June Futures	06/2019	20		(734)	(6)	0	(3)
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	2		(1)	1	0	0
U.S. Treasury 30-Year Bond June Futures	06/2019	19		(2,843)	(53)	4	(1)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	1		(168)	(6)	0	0
Volatility S&P 500 Index April Futures	04/2019	4		(61)	6	2	0
Volatility S&P 500 Index June Futures	06/2019	2		(33)	2	1	0
Volatility S&P 500 Index May Futures	05/2019	4		(65)	4	1	0
VSTOXX Mini April Futures	04/2019	35		(60)	3	4	0
VSTOXX Mini June Futures	06/2019	12		(22)	1	0	0
VSTOXX Mini May Futures	05/2019	24		(45)	2	2	0

					$(264)	$35	$(11)

Total Futures Contracts					$(32)	$35	$(52)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	3-Month CAD-Bank Bill	2.300%	Semi-Annual	06/19/2024	CAD	1,600	$(6)	$(17)	$(23)	$6	$0
Receive(1)	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		1,000	(6)	(22)	(28)	6	0
Pay(1)	3-Month CAD-Bank Bill	2.680	Semi-Annual	06/19/2029		4,700	1	60	61	0	(8)
Pay(1)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021	$	3,000	0	19	19	0	(2)
Receive(1)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		8,600	0	(64)	(64)	4	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		2,100	(37)	(34)	(71)	5	0
Pay	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		900	32	6	38	0	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		500	0	(21)	(21)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		1,800	111	(87)	24	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		200	0	(3)	(3)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,100	232	(208)	24	11	0
Pay(1)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028		1,100	0	42	42	0	(1)
Receive(1)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		1,200	(25)	(34)	(59)	3	0
Pay(1)	3-Month USD-LIBOR	2.840	Semi-Annual	06/19/2029		3,700	(11)	49	38	0	(1)
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		1,000	(19)	(32)	(51)	3	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		2,400	54	92	146	2	(3)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		1,000	6	(80)	(74)	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		700	77	(64)	13	2	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		300	(9)	(16)	(25)	1	0
Pay(1)	6-Month AUD-BBR-BBSW	2.250	Semi-Annual	06/19/2024	AUD	500	3	6	9	0	0
Pay(1)	6-Month AUD-BBR-BBSW	2.600	Semi-Annual	06/19/2029		300	3	8	11	0	0
Receive(1)	6-Month AUD-BBR-BBSW	2.860	Semi-Annual	06/19/2029		800	0	(11)	(11)	1	0
Pay(1)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024	EUR	3,900	63	36	99	0	(7)
Pay(1)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		2,300	66	61	127	0	(10)
Receive(1)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		2,700	5	(55)	(50)	6	0
Pay(1)	6-Month EUR-EURIBOR	2.010	Annual	02/03/2037		500	(3)	30	27	0	(4)
Receive(1)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		100	(2)	(11)	(13)	2	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	7,200	16	38	54	0	0

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	6-Month GBP-LIBOR	1.000%	Annual	09/18/2020	GBP	7,300	$4	$(19)	$(15)	$0	$(1)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		300	(17)	5	(12)	0	0
Pay(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2024		300	3	5	8	0	0
Receive(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2029		800	0	(28)	(28)	0	0
Receive(1)	6-Month GBP-LIBOR	1.590	Semi-Annual	06/19/2029		2,500	3	(36)	(33)	0	0
Pay(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		600	4	16	20	0	0
Receive(1)	6-Month GBP-LIBOR	1.994	Semi-Annual	02/01/2037		300	(2)	(15)	(17)	1	0
Receive(1)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		100	(1)	(5)	(6)	0	0
Receive(1)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		200	1	(12)	(11)	1	0
Receive(1)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		200	0	(12)	(12)	1	0
Receive(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		100	2	(7)	(5)	1	0
Pay(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	940,000	27	38	65	3	0
Receive(1)	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2024		259,400	1	(6)	(5)	0	(2)
Receive(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		370,000	(8)	(47)	(55)	0	(3)
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		130,000	20	6	26	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		240,000	0	(49)	(49)	0	(4)
Pay(1)	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		103,200	1	8	9	2	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		20,000	1	(14)	(13)	0	(1)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		20,000	22	(22)	0	0	(2)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	50	0	(4)	(4)	0	0
Receive	CPURNSA	2.116	Maturity	02/19/2034	$	1,300	0	3	3	5	0
Pay	CPURNSA	2.218	Maturity	03/05/2034		60	0	1	1	0	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	200	0	1	1	0	(1)
Pay	UKRPI	3.593	Maturity	11/15/2028		100	0	2	2	0	0
Pay	UKRPI	3.595	Maturity	11/15/2028		200	3	2	5	0	(1)
Pay	UKRPI	3.531	Maturity	02/15/2034		600	0	0	0	0	0
Pay	UKRPI	3.540	Maturity	03/15/2034		30	0	0	0	0	0

Total Swap Agreements							$615	$(501)	$114	$75	$(51)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements(2)	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$35	$78	$113	$0	$(52)	$(51)	$(103)

(k)

Securities with an aggregate market value of $67 and cash of $650 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $3 for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	308	$	228	$0	$0
BOA	04/2019	$	1,717	EUR	1,526	0	(6)
	05/2019	EUR	1,526	$	1,722	6	0
	05/2019	$	190	ZAR	2,573	0	(13)
	06/2019	GBP	76	$	100	1	0
	06/2019	JPY	22,121		200	0	(1)
	06/2019	NZD	147		100	0	0
	06/2019	$	100	GBP	75	0	(2)
	06/2019		100	ZAR	1,441	0	(1)
BPS	04/2019	ARS	65	$	2	0	0
	04/2019	BRL	20		5	0	0
	04/2019	$	2	ARS	65	0	0
	04/2019		5	BRL	20	0	0
	04/2019		93	CNH	625	0	0
	05/2019		0	ARS	11	0	0
	06/2019	PHP	4,942	$	94	1	0
	06/2019	TWD	5,656		184	0	0
BRC	04/2019	JPY	7,900		72	0	0
	04/2019	MXN	1,925		101	2	0
	05/2019	$	101	MXN	1,925	0	(2)
	06/2019	EUR	12	TRY	78	0	0
CBK	04/2019	AUD	12	$	9	0	0
	04/2019	EUR	1,286		1,448	5	0
	04/2019	GBP	557		731	5	0
	04/2019	JPY	37,000		335	2	0
	04/2019	MXN	3		0	0	0
	04/2019	$	10	CAD	13	0	0
	04/2019		18	EUR	16	0	0
	04/2019		8	GBP	6	0	0
	04/2019		405	JPY	44,900	1	0
	05/2019	JPY	700	$	6	0	0
	05/2019	NOK	210		24	0	0
	05/2019	$	22	EUR	19	0	0
	05/2019		336	JPY	37,000	0	(2)
	05/2019		0	MXN	3	0	0
	05/2019		121	SEK	1,135	1	0
	06/2019	EUR	8	TRY	51	0	0
	06/2019	INR	6,970	$	100	1	0
	06/2019	KRW	912,333		813	10	0
	06/2019	PEN	331		100	1	0
	06/2019	TRY	156	EUR	24	1	0
	06/2019	$	200	INR	14,290	4	0
GLM	04/2019	BRL	20	$	5	0	0
	04/2019	CNY	1,205		173	0	(7)
	04/2019	EUR	37		42	0	0
	04/2019	PEN	331		100	0	0
	04/2019	$	5	BRL	20	0	0
	04/2019		12	EUR	11	0	0
	05/2019	BRL	20	$	5	0	0
	05/2019	CHF	798		795	0	(10)
	05/2019	$	118	ZAR	1,698	0	0
	06/2019	KRW	86,633	$	77	1	0
	06/2019	MYR	408		100	0	0
	06/2019	NZD	145		100	1	0
	06/2019	$	100	CAD	134	0	0

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2019	$	100	CHF	100	$1	$0
	06/2019		408	IDR	5,848,744	0	(2)
	06/2019		100	PHP	5,328	1	0
	06/2019		4	RUB	284	0	0
	06/2019		100	SEK	931	1	0
	06/2019	ZAR	1,455	$	100	0	0
HUS	04/2019	ARS	54		1	0	0
	04/2019	CAD	1,245		932	3	(3)
	04/2019	CNH	1,828		272	0	0
	04/2019	$	1	ARS	54	0	0
	04/2019		74	CAD	97	0	(1)
	04/2019		179	CNY	1,204	0	0
	04/2019		0	MXN	3	0	0
	05/2019	CLP	270,533	$	410	12	0
	05/2019	NZD	740		504	0	0
	05/2019	$	1	ARS	54	0	0
	06/2019	CNY	1,204	$	179	0	0
	06/2019	KRW	112,402		100	1	0
	06/2019	MXN	1,927		100	2	0
	06/2019	NZD	145		100	1	0
	06/2019	$	100	CLP	67,829	0	0
	06/2019		272	CNH	1,828	0	0
	06/2019		702	INR	50,364	16	0
	06/2019		632	MXN	12,527	5	0
	06/2019		100	PEN	331	0	(1)
	11/2019		375	CNH	2,540	2	0
JPM	04/2019	EUR	230	$	262	5	0
	04/2019	$	99	MXN	1,925	0	0
	04/2019		551	TRY	3,057	0	(14)
	05/2019	JPY	5,600	$	51	0	0
	05/2019	$	187	NOK	1,610	0	0
	06/2019	NZD	145	$	100	1	0
	06/2019	PEN	332		100	0	0
	06/2019	PHP	5,339		100	0	(1)
	06/2019	$	100	CHF	99	0	0
	06/2019		404	COP	1,260,348	0	(10)
	06/2019		100	PHP	5,292	0	0
	11/2019	CNH	1,399	$	200	0	(8)
MSB	06/2019	EUR	4	TRY	27	0	0
MYI	05/2019	ZAR	2,554	$	179	3	0
NGF	11/2019	CNH	84		12	0	(1)
RYL	04/2019	$	173	CNH	1,203	7	0
SCX	04/2019		729	GBP	551	0	(11)
	05/2019	GBP	551	$	731	12	0
	11/2019	CNH	1,057		151	0	(6)
SOG	04/2019	$	13	TRY	68	0	(1)
SSB	06/2019		182	MYR	743	0	0
UAG	04/2019		846	CAD	1,135	4	0
	05/2019	CAD	1,135	$	846	0	(4)

Total Forward Foreign Currency Contracts						$120	$(107)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BOA	Call - OTC EUR versus USD	$	1.190	04/17/2019	175	$0	$0
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	253	1	1
	Call - OTC EUR versus USD	$	1.200	04/04/2019	443	0	0
MYI	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	216	1	1
SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	186	2	1

						$4	$3

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	2,200	$18	$25
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	2,300	13	19
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	800	32	4
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	100	5	1

							$68	$49

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	$	70.000	05/06/2019	6,200	$0	$0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049		71.000	05/06/2019	1,400	0	0

						$0	$0

Total Purchased Options						$72	$52

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	124	$(2)	$(6)
SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	372	(1)	(1)

						$(3)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	5,000	$(24)	$(43)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	3,100	(15)	(28)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	10,500	(50)	(95)

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400%	03/27/2020	5,800	$(32)	$(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	1,200	(18)	(27)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	1,200	(13)	(19)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	100	(3)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	100	(2)	0

							$(157)	$(213)

Total Written Options							$(160)	$(220)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	ERAUSLT Index	30,992	2.822% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019	$	9,686	$0	$(19)	$0	$(19)
CBK	Pay	S&P 500 Total Return Index	2,005	2.882% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019		11,304	0	(42)	0	(42)
GST	Receive	CMDSKEWLS Index	5,750	0.250%	Monthly	02/14/2020		1,075	0	4	4	0
JPM	Receive	ERAUSLT Index	38,879	2.702% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020		12,151	0	(23)	0	(23)
	Receive	JPQIPRL1 Index(3)	18,827	2.413% (1-Month USD-LIBOR less a specified spread)	Monthly	02/06/2020		19,269	0	(37)	0	(37)
	Pay	JPQIPRS1 Index(4)	16,396	2.573% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020		15,736	0	31	31	0
	Receive	JMABFNJ1 Index(5)	24,098	0.350%	Monthly	02/14/2020		2,470	0	16	16	0
MEI	Pay	MLPIEMS1 Index(6)	54,175	1.932% (1-Month USD-LIBOR less a specified spread)	Monthly	10/31/2019		5,837	0	4	4	0
	Receive	MLPIEML1 Index(7)	61,698	3.022% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/31/2019		6,493	0	(8)	0	(8)
SOG	Pay	S&P 500 Total Return Index	1,998	2.752% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020		11,264	0	(42)	0	(42)

Total Swap Agreements									$0	$(116)	$55	$(171)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$7	$0	$0	$7	$(23)	$0	$(19)	$(42)	$(35)	$124	$89
BPS	1	0	0	1	0	0	0	0	1	0	1
BRC	2	0	0	2	(2)	0	0	(2)	0	0	0
CBK	31	0	0	31	(2)	(6)	(42)	(50)	(19)	0	(19)
DUB	0	0	0	0	0	(43)	0	(43)	(43)	(90)	(133)
GLM	5	0	0	5	(19)	(28)	0	(47)	(42)	0	(42)
GST	0	0	4	4	0	0	0	0	4	0	4

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
HUS	$42	$1	$0	$43	$(5)	$0	$0	$(5)	$38	$0	$38
JPM	6	0	47	53	(33)	0	(60)	(93)	(40)	0	(40)
MEI	0	0	4	4	0	0	(8)	(8)	(4)	0	(4)
MYC	0	49	0	49	0	(142)	0	(142)	(93)	0	(93)
MYI	3	1	0	4	0	0	0	0	4	0	4
NGF	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RYL	7	0	0	7	0	0	0	0	7	0	7
SCX	12	1	0	13	(17)	(1)	0	(18)	(5)	0	(5)
SOG	0	0	0	0	(1)	0	(42)	(43)	(43)	0	(43)
UAG	4	0	0	4	(4)	0	0	(4)	0	0	0

Total Over the Counter	$120	$52	$55	$227	$(107)	$(220)	$(171)	$(498)

(m)

Securities with an aggregate market value of $124 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	The following table represents the top 50 individual positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	% of Index	Value
Communication Services
Proximus S.A.	0.3%	$58
RTL Group S.A.	0.2	39
Other Communication Services◀	5.6	1,079

Total Communication Services		$1,176

Consumer Discretionary
Compass Group PLC	0.3%	$58
Macy’s, Inc.	0.3	58
TJX Cos., Inc.	0.2	39
Other Consumer Discretionary◀	12.3	2,370

Total Consumer Discretionary		$2,525

Consumer Staples
Altria Group, Inc.	0.2%	$39
Ingredion, Inc.	0.2	39
Kimberly-Clark Corp.	0.3	58
Koninklijke Ahold Delhaize NV	0.3	58
Other Consumer Staples◀	5.9	1,135

Total Consumer Staples		$1,329

Referenced Entity	% of Index	Value
Energy
Enagas S.A.	0.3%	$58
Inter Pipeline Ltd.	0.3	58
Royal Dutch Shell PLC ‘A’	0.3	58
Seven Generations Energy Ltd.	0.3	58
Snam SpA	0.3	58
Woodside Petroleum Ltd.	0.2	39
Other Energy◀	3.9	749

Total Energy		$1,078

Financials
3i Group PLC	0.2%	$39
Aflac, Inc.	0.2	39
CI Financial Corp.	0.3	58
Direct Line Insurance Group PLC	0.3	58
Franklin Resources, Inc.	0.2	39
KBC Group NV	0.2	39
Sampo Oyj ‘A’	0.2	39
T Rowe Price Group, Inc.	0.3	58
Other Financials◀	12.7	2,445

Total Financials		$2,814

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Referenced Entity	% of Index	Value
Health Care
Roche Holding AG	0.2%	$39
Siemens Healthineers AG	0.2	39
Smith & Nephew PLC	0.3	58
UnitedHealth Group, Inc.	0.2	39
Other Health Care◀	6.8	1,308

Total Health Care		$1,483

Industrials
3M Co.	0.2%	$39
Brambles Ltd.	0.3	58
ComfortDelGro Corp. Ltd.	0.2	39
Huntington Ingalls Industries, Inc.	0.2	39
Raytheon Co.	0.2	39
Singapore Airlines Ltd.	0.2	39
Singapore Technologies Engineering Ltd.	0.2	39
Smiths Group PLC	0.3	58
Other Industrials◀	14.3	2,753

Total Industrials		$3,103

Information Technology
Akamai Technologies, Inc.	0.2%	$39
Check Point Software Technologies Ltd.	0.3	58
Intel Corp.	0.3	58
Other Information Technology◀	9.1	1,751

Total Information Technology		$1,906

Referenced Entity	% of Index	Value
Materials
Amcor Ltd.	0.3%	$58
Boliden AB	0.3	58
Israel Chemicals Ltd.	0.2	39
Rio Tinto Ltd.	0.3	58
Rio Tinto PLC	0.3	58
Other Materials◀	7.0	1,347

Total Materials		$1,618

Real Estate
Capitaland Mall Trust	0.2%	$39
Link REIT	0.3	58
RioCan Real Estate Investment Trust	0.3	58
Scenture Group	0.3	58
Vicinity Centres	0.2	39
Other Real Estate◀	5.5	1,059

Total Real Estate		$1,311

Utilities
CLP Holdings Ltd.	0.3%	$58
Endesa S.A.	0.2	39
Other Utilities◀	4.3	829

Total Utilities		$926

Total Value		$19,269

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of March 31, 2019.
(4)	The following table represents the top 50 individual positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	% of Index	Value
Communication Services
Netflix, Inc.	0.3%	$47
Take-Two Interactive Software, Inc.	0.3	47
Tele2 AB ‘B’	0.3	47
Other Communication Services◀	4.4	693

Total Communication Services		$834

Consumer Discretionary
Carmax Inc.	0.3%	$47
Mercadolibre Inc.	0.3	47
Sharp Corp.	0.3	47
Zalando SE	0.3	47
Other Consumer Discretionary◀	11.4	1,795

Total Consumer Discretionary		$1,983

Consumer Staples
Costco Wholesale Corp.	0.3%	$47
FamilyMart UNY Holdings Co. Ltd.	0.3	47
Pernod-Ricard S.A.	0.3	47
Pigeon Corp.	0.3	47
Remy Cointreau S.A.	0.3	47
Shiseido Co. Ltd.	0.3	47
Other Consumer Staples◀	5.7	898

Total Consumer Staples		$1,180

Referenced Entity	% of Index	Value
Energy
Cheniere Energy, Inc.	0.3%	$47
Other Energy◀	4.2	662

Total Energy		$709

Financials
American International Group, Inc.	0.3%	$47
Commerzbank AG	0.3	47
Credit Suisse Group AG	0.3	47
Fukuoka Financial Group, Inc.	0.3	47
Kinnevik AB	0.3	47
Markel Corp.	0.3	47
Other Financials◀	12.9	2,031

Total Financials		$2,313

Health Care
Alnylam Pharmaceuticals Inc.	0.3%	$47
Daiichi Sankyo Co. Ltd.	0.3	47
Ryman Healthcare Ltd.	0.3	47
WellCare Health Plans Inc.	0.3	47
Other Health Care◀	7.3	1,150

Total Health Care		$1,338

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Referenced Entity	% of Index	Value
Industrials
CoStar Group, Inc.	0.3%	$47
Daifuku Co. Ltd.	0.3	47
Japan Airport Terminal Co	0.3	47
JGC Corp.	0.3	47
Metso Oyj	0.3	47
Middleby Corp.	0.3	47
MISUMI Group, Inc.	0.3	47
Mitsui OSK Lines Ltd.	0.3	47
Nippon Yusen KK	0.3	47
TransUnion	0.3	47
Other Industrials◀	14.0	2,204

Total Industrials		$2,674

Information Technology
Advanced Micro Devices Inc.	0.3%	$47
Hamamatsu Photonics KK	0.3	47
Keyence Corp.	0.3	47
Trimble Inc.	0.3	47
Other Information Technology ◀	8.9	1,402

Total Information Technology		$1,590

Referenced Entity	% of Index	Value
Materials
LafargeHolcim Ltd.	0.3%	$47
Mosaic Co.	0.3	47
Nippon Paint Holdings Co. Ltd.	0.3	47
Umicore S.A.	0.3	47
Other Materials◀	6.6	1,040

Total Materials		$1,228

Real Estate
Invitation Homes, Inc.	0.3%	$47
Prologis Inc	0.3	47
Shoei Company Ltd.	0.3	47
Tokyu Fudosan Holdings Corp.	0.3	47
Other Real Estate◀	5.7	897

Total Real Estate		$1,085

Utilities
Altagas Ltd.	0.3%	$47
Orsted A/S	0.3	47
RWE AG	0.3	47
Sempra Energy	0.3	47
Other Utilities◀	3.9	614

Total Utilities		$802

Total Value		$15,736

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of March 31, 2019.
(5)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2019 Futures	5.1%	$126
Cotton No. 02 December 2019 Futures	0.2	4
Gas Oil August 2019 Futures	5.8	143
Lead August 2019 Futures	5.8	143
LME - Copper August 2019 Futures	7.3	180
New York Harbor ULSD August 2019 Futures	4.2	105
Nickel August 2019 Futures	2.6	63
RBOB Gasoline August 2019 Futures	5.3	132
WTI Crude August 2019 Futures	1.2	31
Zinc August 2019 Futures	6.3	155

Total Long Futures Contracts		$1,082

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum August 2019 Futures	8.1%	$200
Cocoa September 2019 Futures	4.8	120
Corn September 2019 Futures	7.1	176
Gold 100 oz. August 2019 Futures	11.2	277
Platinum July 2019 Futures	1.9	46
Silver September 2019 Futures	3.2	79
Soybeans November 2019 Futures	8.4	207
Sugar No. 11 October 2019 Futures	5.5	135
Wheat September 2019 Futures	6.0	148

Total Short Futures Contracts		$1,388

		$2,470

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

(6)	The following table represents the top 50 individual positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	% of Index	Value
Communication Services
CD Projekt SA	0.8%	$47
China Tower Corporation Ltd.	0.6	35
Empresa Nacional de Telecomunicaciones SA	0.5	29
Other Communication Services◀	4.9	286

Total Communication Services		$397

Consumer Discretionary
Baozun Inc.	0.6%	$35
HLB Inc.	0.6	35
Tatung Co Ltd.	0.6	35
Vipshop Holdings Ltd.	0.5	29
Other Consumer Discretionary◀	7.0	409

Total Consumer Discretionary		$543

Consumer Staples
BGF Retail Co Ltd.	0.6%	$35
Yihai International Holding Ltd.	0.8	47
Other Consumer Staples◀	7.1	414

Total Consumer Staples		$496

Energy
China Oilfield Services Ltd.	0.6%	$35
Energy Absolute PCL	0.6	35
Exxaro Resources Ltd.	0.6	35
Gulf Energy Development Public Company Ltd.	0.6	35
Other Energy◀	3.6	210

Total Energy		$350

Financials
Alpha Bank AE	0.8%	$47
Bank Danamon Indonesia Tbk PT	0.8	47
Bank Millennium SA	0.6	35
China Ding Yi Feng Holdings Ltd.	0.6	35
China First Capital Group Ltd.	0.6	35
CITIC Securities Co Ltd.	0.5	29
CMB Financial Leasing Co Ltd.	0.5	29
Itau Corpbanca SA	0.6	35
mBank SA	0.5	29
Qatar Insurance Co SAQ	0.6	35
Santander Bank Polska SA	0.5	29
ZhongAn Online P&C Insurance Co Ltd.	0.6	35
Other Financials◀	13.8	806

Total Financials		$1,226

Health Care
Hanmi Science Co Ltd.	0.6%	$35
Hutchison China MediTech Ltd.	0.5	29
TaiMed Biologics Inc.	0.8	47
Other Health Care◀	3.2	187

Total Health Care		$298

Referenced Entity	% of Index	Value
Industrials
COSCO SHIPPING Holdings Co Ltd.	0.6%	$35
Evergreen Marine Corp Taiwan Ltd.	0.6	35
Hyundai Heavy Industries Co Ltd.	0.5	29
Shanghai Electric Group Co Ltd.	0.6	35
Other Industrials◀	10.5	613

Total Industrials		$747

Information Technology
Alibaba Pictures Group Ltd.	0.5%	$29
ASE Technology Holding Co Ltd.	0.6	35
GDS Holdings Ltd.	0.7	41
Kingdee International Software Group Co Ltd.	0.5	29
Kingsoft Corp Ltd.	0.5	29
Meitu Inc.	0.8	47
Micro-Star International Co Ltd.	0.5	29
Sunny Optical Technology Group Co Ltd.	0.6	35
Win Semiconductors Corp.	0.9	53
Other Information Technology ◀	5.1	298

Total Information Technology		$625

Materials
Cia de Minas Buenaventura SAA	0.7%	$41
KGHM Polska Miedz SA	0.5	29
Pabrik Kertas Tjiwi Kimia Tbk PT	0.6	35
Press Metal Aluminium Holdings Bhd	0.7	41
Zhaojin Mining Industry Co Ltd.	0.5	29
Other Materials◀	6.8	397

Total Materials		$572

Real Estate
Future Land Development Holdings Ltd.	0.8%	$47
Highwealth Construction Corp.	0.6	35
Sunac China Holdings Ltd.	0.8	47
Other Real Estate◀	4.8	280

Total Real Estate		$409

Utilities
China Gas Holdings Ltd.	0.5%	$29
Other Utilities◀	2.5	145

Total Utilities		$174

Total Value		$5,837

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(7)	The following table represents the top 50 individual positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	% of Index	Value
Communication Services
China Mobile Ltd.	0.6%	$39
China Telecom Corp Ltd.	0.5	32
Megacable Holdings SAB de CV	0.5	32
Other Communication Services◀	5.6	365

Total Communication Services		$468

Consumer Discretionary
Coway Co Ltd.	0.7%	$45
Fuyao Glass Industry Group Co Ltd.	0.5	32
Hankook Tire Co Ltd.	0.6	39
Hyundai Department Store Co Ltd.	0.6	39
Kia Motors Corp.	0.6	39
KT&G Corp.	0.6	39
Other Consumer Discretionary◀	6.6	429

Total Consumer Discretionary		$662

Consumer Staples
Dali Foods Group Co Ltd.	0.5%	$32
Hengan International Group Co Ltd.	0.5	32
Other Consumer Staples◀	7.6	494

Total Consumer Staples		$558

Energy
China Petroleum & Chemical Corp.	0.6%	$39
China Shenhua Energy Co Ltd.	0.6	39
Other Energy◀	4.5	293

Total Energy		$371

Financials
Agricultural Bank of China Ltd.	0.6%	$39
Bank of China Ltd.	0.6	39
China Cinda Asset Management Co Ltd.	0.6	39
China Construction Bank Corp.	0.6	39
China Everbright Bank Co Ltd.	0.6	39
China Everbright Ltd.	0.6	39
Dubai Islamic Bank PJSC	0.5	32
Far East Horizon Ltd.	0.6	39
Industrial & Commercial Bank of China Ltd.	0.6	39
Komercni Banka AS	0.5	32
Moneta Money Bank AS	0.6	39
People’s Insurance Co Group of China Ltd.	0.5	32
PICC Property & Casualty Co Ltd.	0.6	39
Other Financials◀	12.9	838

Total Financials		$1,324

Referenced Entity	% of Index	Value
Health Care
China Medical System Holdings Ltd.	0.5%	$32
CSPC Pharmaceutical Group Ltd.	0.5	32
Hypera SA	0.5	32
Tong Ren Tang Technologies Co Ltd.	0.6	39
Other Health Care◀	3.1	202

Total Health Care		$337

Industrials
Beijing Capital International Airport Co Ltd.	0.6%	$39
Daelim Industrial Co Ltd.	0.5	32
Doosan Bobcat Inc.	0.6	39
Jiangsu Expressway Co Ltd.	0.5	32
LG Corp.	0.6	39
Promotora y Operadora de Infraestructura SAB de CV	0.5	32
Sime Darby Bhd	0.5	32
Weichai Power Co Ltd.	0.7	45
Other Industrials◀	9.2	599

Total Industrials		$889

Information Technology
Samsung Electronics Co Ltd.	0.7%	$45
SK Hynix Inc.	0.6	39
Other Information Technology ◀	5.1	332

Total Information Technology		$416

Materials
Alrosa PJSC	0.5%	$32
Grupo Mexico SAB de CV	0.5	32
Magnitogorsk Iron & Steel Works PJSC	0.5	32
Novolipetsk Steel PJSC	0.6	39
Severstal PJSC	0.6	39
Other Materials◀	8.3	540

Total Materials		$714

Real Estate
Emaar Malls PJSC	0.6%	$39
Hyprop Investments Ltd.	0.5	32
Shui On Land Ltd.	0.6	39
SOHO China Ltd.	0.6	39
Other Real Estate◀	4.7	306

Total Real Estate		$455

Utilities
CEZ AS	0.5%	$32
Other Utilities◀	4.1	267

Total Utilities		$299

Total Value		$6,493

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of March 31, 2019.

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$10	$0	$25	$35
Swap Agreements	0	0	0	0	78	78

	$0	$0	$10	$0	$103	$113

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$120	$0	$120
Purchased Options	0	0	0	3	49	52
Swap Agreements	20	0	35	0	0	55

	$20	$0	$35	$123	$49	$227

	$20	$0	$45	$123	$152	$340

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$10	$0	$42	$52
Swap Agreements	0	0	0	0	51	51

	$0	$0	$10	$0	$93	$103

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107	$0	$107
Written Options	0	0	0	7	213	220
Swap Agreements	0	0	171	0	0	171

	$0	$0	$171	$114	$213	$498

	$0	$0	$181	$114	$306	$601

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	16	16
Futures	0	0	(77)	0	360	283
Swap Agreements	0	0	0	0	(177)	(177)

	$0	$0	$(77)	$0	$193	$116

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3)	$0	$(3)
Purchased Options	0	0	0	(4)	28	24
Written Options	0	3	0	42	5	50
Swap Agreements	102	0	142	0	0	244

	$102	$3	$142	$35	$33	$315

	$102	$3	$65	$35	$226	$431

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	(11)	0	(38)	(49)
Swap Agreements	0	0	0	0	(352)	(352)

	$0	$0	$(11)	$0	$(391)	$(402)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9	$0	$9
Purchased Options	0	0	0	0	(16)	(16)
Written Options	0	0	0	4	(58)	(54)
Swap Agreements	(29)	0	(419)	0	0	(448)

	$(29)	$0	$(419)	$13	$(74)	$(509)

	$(29)	$0	$(430)	$13	$(465)	$(911)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$590	$0	$590
Industrials	0	205	0	205
U.S. Government Agencies	0	3,554	0	3,554
U.S. Treasury Obligations	0	8,082	0	8,082
Non-Agency Mortgage-Backed Securities	0	453	0	453
Asset-Backed Securities	0	583	0	583
Sovereign Issues	0	395	0	395
Short-Term Instruments
Repurchase Agreements	0	380	0	380
Short-Term Notes	0	1,996	0	1,996
U.S. Treasury Bills	0	892	0	892
	$0	$17,130	$0	$17,130

Investments in Affiliates, at Value
Mutual Funds	85,176	0	0	85,176
Short-Term Instruments
Central Funds Used for Cash Management Purposes	12,414	0	0	12,414
	$97,590	$0	$0	$97,590
Total Investments	$97,590	$17,130	$0	$114,720

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	35	75	0	110
Over the counter	0	227	0	227
	$35	$302	$0	$337

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(52)	(51)	0	(103)
Over the counter	0	(498)	0	(498)
	$(52)	$(549)	$0	$(601)
Total Financial Derivative Instruments	$(17)	$(247)	$0	$(264)
Totals	$97,573	$16,883	$0	$114,456

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.8%

CORPORATE BONDS & NOTES 11.7%

BANKING & FINANCE 7.4%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		$100	$100
4.625% due 10/30/2020		1,500	1,536

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(i)	EUR	400	494

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(i)		300	346

Bank of America Corp.
5.875% due 03/15/2028 •(g)		$290	295

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		900	918

Deutsche Bank AG
4.250% due 10/14/2021		2,800	2,815

Goldman Sachs Group, Inc.
3.811% (US0003M + 1.200%) due 09/15/2020 ~		7,100	7,176

ING Bank NV
2.625% due 12/05/2022		800	801

International Lease Finance Corp.
6.250% due 05/15/2019		200	201
8.250% due 12/15/2020		200	216

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(g)(i)	EUR	400	468

Lincoln Finance Ltd.
6.875% due 04/15/2021		1,800	2,061

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		$300	300

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		500	500

Navient Corp.
4.875% due 06/17/2019		69	69
5.000% due 10/26/2020		200	203
5.875% due 03/25/2021		200	207

Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	2	0

Nykredit Realkredit A/S
2.500% due 10/01/2047		11	2

Realkredit Danmark A/S
2.500% due 07/01/2047		74	12

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		$500	494
4.519% due 06/25/2024 •		300	307

State Bank of India
3.745% (US0003M + 0.950%) due 04/06/2020 ~		1,000	1,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toronto-Dominion Bank
2.250% due 03/15/2021	$1,200	$1,193

UBS AG
2.450% due 12/01/2020	2,800	2,785

UniCredit SpA
7.830% due 12/04/2023	4,900	5,461

		29,961

INDUSTRIALS 2.2%

BAT Capital Corp.
3.283% due 08/14/2020 •	800	798

Daimler Finance North America LLC
2.250% due 07/31/2019	200	200

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~	300	300

eBay, Inc.
2.750% due 01/30/2023	400	395

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~	1,000	1,000

Hyundai Capital America
3.415% due 09/18/2020 •	2,100	2,101

Mylan NV
3.750% due 12/15/2020	1,500	1,514

Telefonica Emisiones S.A.
5.877% due 07/15/2019	1,500	1,513

VMware, Inc.
3.900% due 08/21/2027	100	96

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	1,100	1,099

		9,016

UTILITIES 2.1%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	700	703
3.737% (US0003M + 0.950%) due 07/15/2021 ~	1,100	1,113
5.150% due 02/15/2050	700	718
5.300% due 08/15/2058	300	305

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~	200	200

Georgia Power Co.
4.250% due 12/01/2019	400	403

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	840	840

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
6.125% due 01/17/2022	$713	$754
7.250% due 03/17/2044	2,700	2,826

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	400	397

		8,259

Total Corporate Bonds & Notes (Cost $46,584)		47,236

U.S. GOVERNMENT AGENCIES 24.0%

Fannie Mae
4.000% due 10/01/2040	7	7

Fannie Mae, TBA
3.500% due 05/01/2049	31,440	31,855
4.000% due 05/01/2049	59,700	61,365

Freddie Mac
3.034% due 07/15/2041 •	1,008	1,014

Ginnie Mae
2.888% due 02/20/2049 •	2,096	2,093
3.030% due 08/20/2068 •	806	796

Total U.S. Government Agencies (Cost $96,598)		97,130

U.S. TREASURY OBLIGATIONS 29.3%

U.S. Treasury Bonds
3.000% due 02/15/2048 (p)	70	73

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (n)	556	552
0.125% due 04/15/2022 (k)(n)(p)	32,895	32,567
0.250% due 01/15/2025 (k)(n)	20,399	20,196
0.375% due 07/15/2025 (k)(n)(p)	11,348	11,348
0.625% due 01/15/2024 (n)	965	975
0.875% due 01/15/2029 (k)	6,778	7,003
0.875% due 02/15/2047 (k)(p)	2,887	2,864
2.375% due 01/15/2025 (k)(n)	38,910	43,238

Total U.S. Treasury Obligations (Cost $118,068)		118,816

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%

Alliance Bancorp Trust
2.726% due 07/25/2037 •	346	309

Bear Stearns Adjustable Rate Mortgage Trust
4.195% due 07/25/2036 ^~	144	135

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.247% due 02/25/2036 ^~		$112	$106
4.354% due 08/25/2033 ~		78	78

Countrywide Alternative Loan Trust
3.397% due 02/25/2036 •		184	171

Countrywide Home Loan Mortgage Pass-Through Trust
3.126% due 03/25/2035 •		81	81
3.820% due 09/20/2036 ^~		100	87
6.000% due 04/25/2036		308	251

Structured Adjustable Rate Mortgage Loan Trust
4.095% due 01/25/2035 ~		15	15

Structured Asset Mortgage Investments Trust
2.732% due 07/19/2035 •		39	39

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	1,800	2,345

WaMu Mortgage Pass-Through Certificates Trust
2.816% due 01/25/2045 •		$2,145	2,156

Total Non-Agency Mortgage-Backed Securities (Cost $5,694)			5,773

ASSET-BACKED SECURITIES 4.1%

ACE Securities Corp. Home Equity Loan Trust
4.286% due 06/25/2034 •		121	117

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		64	65

Argent Mortgage Loan Trust
2.966% due 05/25/2035 •		582	555

Argent Securities Trust
2.636% due 07/25/2036 •		404	348

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	500	559

CIFC Funding Ltd.
3.631% due 10/25/2027 •		$560	558

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •		1,744	1,763

Countrywide Asset-Backed Certificates
2.626% due 05/25/2035 •		73	70
2.736% due 03/25/2037 •		600	568

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		700	695

Figueroa CLO Ltd.
3.483% due 06/20/2027 •		700	696

First Franklin Mortgage Loan Trust
2.956% due 11/25/2036 •		1,200	1,066

Fremont Home Loan Trust
2.621% due 10/25/2036 •		753	707

Halcyon Loan Advisors Funding Ltd.
3.681% due 04/20/2027 •		400	398

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		591	420

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
2.790% due 01/25/2036 •		$1,691	$1,571

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •		510	505

Mountain View CLO Ltd.
3.587% due 10/15/2026 •		386	385

Navient Student Loan Trust
3.636% due 03/25/2066 •		800	808

Neuberger Berman CLO Ltd.
3.587% due 07/15/2027 •		280	279

OCP CLO Ltd.
3.587% due 07/15/2027 •		270	268

Sound Point CLO Ltd.
3.647% due 04/15/2027 •		1,300	1,300

TICP CLO Ltd.
3.601% due 04/20/2028 •		250	248

Tralee CLO Ltd.
3.791% due 10/20/2027 •		600	597

Venture CLO Ltd.
3.429% due 02/28/2026 •		790	788
3.667% due 07/15/2027 •		500	498

WhiteHorse Ltd.
3.703% due 04/17/2027 •		1,000	997

Total Asset-Backed Securities (Cost $16,159)			16,829

SOVEREIGN ISSUES 11.5%

Argentina Government International Bond
6.875% due 01/26/2027		1,090	885
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,588	36
49.153% (BADLARPP) due 10/04/2022 ~		2,500	97
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		26,528	683

Australia Government International Bond
3.000% due 09/20/2025 (f)	AUD	2,759	2,295

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	1,384	337

Canadian Government Real Return Bond
0.500% due 12/01/2050 (f)	CAD	720	546

France Government International Bond
0.000% due 03/01/2025 (f)	EUR	1,676	2,010
0.250% due 07/25/2024 (f)		782	957
1.850% due 07/25/2027 (f)		1,798	2,536
2.100% due 07/25/2023 (f)		8,460	10,903

Italy Buoni Poliennali Del Tesoro
0.000% due 05/15/2022 (f)		331	371
1.650% due 04/23/2020 (f)		199	228
2.350% due 09/15/2024 (f)		2,557	3,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.000% due 03/10/2028 (f)	JPY	160,898	$1,515

New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	865	638

Peru Government International Bond
5.940% due 02/12/2029	PEN	2,500	793
6.150% due 08/12/2032		4,400	1,393

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,030
5.103% due 04/23/2048		800	878

Saudi Government International Bond
4.000% due 04/17/2025		1,580	1,621

Spain Government International Bond
2.150% due 10/31/2025	EUR	3,700	4,591

United Kingdom Gilt
0.125% due 03/22/2026 (f)	GBP	438	680
0.125% due 08/10/2028 (f)		5,039	8,251
3.500% due 01/22/2045		123	226

Total Sovereign Issues (Cost $48,060)			46,587

		SHARES
COMMON STOCKS 21.3%

COMMUNICATION SERVICES 1.6%

Alphabet, Inc. ‘A’ (c)		820	965

Alphabet, Inc. ‘C’ (c)		721	846

BT Group PLC		10,219	30

CBS Corp. NVDR ‘B’		1,200	57

Comcast Corp. ‘A’		2,555	102

Discovery, Inc. ‘A’ (c)		1,300	35

Discovery, Inc. ‘C’ (c)		1,100	28

Eutelsat Communications S.A.		2,816	49

Facebook, Inc. ‘A’ (c)		2,805	467

Hakuhodo DY Holdings, Inc.		800	13

ITV PLC		8,212	14

KDDI Corp.		7,571	163

Nippon Telegraph & Telephone Corp.		4,410	187

NTT DOCOMO, Inc.		11,744	260

Omnicom Group, Inc.		1,700	124

PCCW Ltd.		140,105	87

ProSiebenSat.1 Media SE		4,198	60

RTL Group S.A.		2,570	140

SES S.A.		3,961	62

Sirius XM Holdings, Inc.		2,800	16

Sprint Corp. (c)		19,500	110

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Telstra Corp. Ltd.	11,325	$27

Tribune Media Co. ‘A’	39,011	1,800

Verizon Communications, Inc.	10,000	591

Viacom, Inc. ‘B’	5,624	158

Walt Disney Co.	1,700	189

		6,580

CONSUMER DISCRETIONARY 1.6%

Accor S.A.	4,846	196

adidas AG	73	18

Amazon.com, Inc. (c)	626	1,115

Autoliv, Inc.	537	39

AutoZone, Inc. (c)	189	194

Bandai Namco Holdings, Inc.	1,300	61

Barratt Developments PLC	7,651	60

Berkeley Group Holdings PLC	4,227	203

Burberry Group PLC	4,842	123

Capri Holdings Ltd.	1,286	59

Casio Computer Co. Ltd.	2,100	27

Compass Group PLC	2,133	50

Continental AG	192	29

Darden Restaurants, Inc.	307	37

Dollar General Corp.	331	39

eBay, Inc.	500	19

Faurecia S.A.	1,774	75

Gap, Inc.	2,399	63

Garmin Ltd.	323	28

Gildan Activewear, Inc.	900	32

H&R Block, Inc.	4,343	104

Hennes & Mauritz AB ‘B’	3,518	59

Home Depot, Inc.	2,934	563

Honda Motor Co. Ltd.	11,165	302

Kering S.A.	355	204

Kohl’s Corp.	2,135	147

Las Vegas Sands Corp.	6,887	420

Lear Corp.	200	27

Lowe’s Cos., Inc.	2,562	280

Macy’s, Inc.	2,682	64

Magna International, Inc.	2,400	117

Mazda Motor Corp.	5,300	59

Nikon Corp.	1,300	18

Nissan Motor Co. Ltd.	2,800	23

Nordstrom, Inc.	1,200	53

	SHARES	MARKET VALUE (000S)

Norwegian Cruise Line Holdings Ltd. (c)	1,100	$60

Pandora A/S	503	24

Persimmon PLC	6,187	175

Peugeot S.A.	7,420	181

PulteGroup, Inc.	3,500	98

Ross Stores, Inc.	700	65

Sands China Ltd.	18,640	94

Starbucks Corp.	2,500	186

Subaru Corp.	4,000	91

Suzuki Motor Corp.	1,000	44

Tapestry, Inc.	800	26

Target Corp.	168	13

TJX Cos., Inc.	3,000	160

Ulta Salon Cosmetics & Fragrance, Inc. (c)	100	35

Wesfarmers Ltd.	2,919	72

Yum! Brands, Inc.	3,901	389

		6,620

CONSUMER STAPLES 1.1%

Altria Group, Inc.	4,120	237

Anheuser-Busch InBev S.A. NV	2,244	188

Asahi Group Holdings Ltd.	1,400	62

Casino Guichard Perrachon S.A.	383	17

Clorox Co.	1,269	204

Coca-Cola Co.	5,000	234

Colgate-Palmolive Co.	300	21

FamilyMart UNY Holdings Co. Ltd. ‘L’	600	15

Ingredion, Inc.	2,892	274

J Sainsbury PLC	16,765	51

Japan Tobacco, Inc.	12,235	303

Kellogg Co.	300	17

Kimberly-Clark Corp.	4,474	554

Kirin Holdings Co. Ltd.	4,510	107

Koninklijke Ahold Delhaize NV	7,652	204

Kroger Co.	5,521	136

Lion Corp.	1,400	29

PepsiCo, Inc.	6,355	779

Philip Morris International, Inc.	3,417	302

Procter & Gamble Co.	5,100	531

Swedish Match AB	592	30

Unicharm Corp.	3,507	116

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

	SHARES	MARKET VALUE (000S)

Unilever NV	1,890	$110

		4,521

ENERGY 3.2%

Aker BP ASA	3,077	109

ARC Resources Ltd.	5,800	40

Baker Hughes a GE Co.	4,400	122

Canadian Natural Resources Ltd.	6,006	165

Cheniere Energy, Inc. (c)	26,659	1,822

Cimarex Energy Co.	900	63

ConocoPhillips	4,932	329

Devon Energy Corp.	1,700	54

Enagas S.A.	5,563	162

Energy Transfer Equity LP	111,565	1,715

Eni SpA	28,309	500

Enterprise Products Partners LP	61,105	1,778

Equinor ASA	8,182	179

HollyFrontier Corp.	3,431	169

Inter Pipeline Ltd.	9,600	159

JXTG Holdings, Inc.	12,716	58

Kinder Morgan, Inc.	4,100	82

Lundin Petroleum AB	552	19

Marathon Oil Corp.	15,906	266

Marathon Petroleum Corp.	5,008	300

Noble Energy, Inc.	1,819	45

ONEOK, Inc.	27,611	1,928

Phillips 66	1,700	162

Plains All American Pipeline LP	72,544	1,778

Royal Dutch Shell PLC ‘A’	7,811	246

Royal Dutch Shell PLC ‘B’	16,784	531

Seven Generations Energy Ltd. ‘A’ (c)	5,840	42

Showa Shell Sekiyu KK	4,193	57

Valero Energy Corp.	2,112	179

Woodside Petroleum Ltd.	66	2

		13,061

FINANCIALS 2.3%

3i Group PLC	16,732	215

ABN AMRO Group NV	8,820	199

Aflac, Inc.	16,000	800

Ally Financial, Inc.	700	19

	SHARES	MARKET VALUE (000S)

American Express Co.	2,200	$240

Australia & New Zealand Banking Group Ltd.	12,774	236

Banco Bilbao Vizcaya Argentaria S.A.	27,162	155

Bank Leumi Le-Israel BM	29,696	194

Bank of America Corp.	3,000	83

Bendigo & Adelaide Bank Ltd.	849	6

Canadian Imperial Bank of Commerce	1,500	119

CI Financial Corp.	15,076	206

Citizens Financial Group, Inc.	2,826	92

Commonwealth Bank of Australia	3,936	197

Direct Line Insurance Group PLC	34,326	158

Discover Financial Services	5,582	397

DNB ASA	6,804	125

Eaton Vance Corp.	2,088	84

Fifth Third Bancorp	16,768	423

Franklin Resources, Inc.	7,700	255

Hannover Rueck SE	509	73

Huntington Bancshares, Inc.	15,415	196

IGM Financial, Inc.	7,919	204

JPMorgan Chase & Co.	4,837	490

KBC Group NV	3,293	230

Macquarie Group Ltd.	1,462	134

MetLife, Inc.	3,100	132

National Australia Bank Ltd.	8,951	161

NN Group NV	323	13

ORIX Corp.	15,227	218

PNC Financial Services Group, Inc.	858	105

Poste Italiane SpA	9,000	88

Progressive Corp.	3,100	224

Resona Holdings, Inc.	4,896	21

S&P Global, Inc.	930	196

Sampo Oyj ‘A’	5,328	242

SBI Holdings, Inc.	2,100	47

Singapore Exchange Ltd.	1,700	9

Skandinaviska Enskilda Banken AB ‘A’	19,197	166

SVB Financial Group (c)	100	22

Swedbank AB ‘A’	7,949	112

Synchrony Financial	4,236	135

T Rowe Price Group, Inc.	4,609	461

Tokio Marine Holdings, Inc.	1,100	53

Torchmark Corp.	1,703	140

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)

United Overseas Bank Ltd.	10,648	$198

Wells Fargo & Co.	13,083	632

Westpac Banking Corp.	16,918	311

		9,216

HEALTH CARE 2.8%

AbbVie, Inc.	3,976	320

Amgen, Inc.	3,022	574

Astellas Pharma, Inc.	20,882	312

Biogen, Inc. (c)	953	225

Bristol-Myers Squibb Co.	3,500	167

BTG PLC (c)	154,713	1,682

Celgene Corp. (c)	300	28

Cerner Corp. (c)	2,400	137

CVS Health Corp.	600	32

DaVita, Inc. (c)	1,100	60

Edwards Lifesciences Corp. (c)	300	57

Eisai Co. Ltd.	1,000	56

Gilead Sciences, Inc.	3,873	252

H Lundbeck A/S	1,264	55

HCA Healthcare, Inc.	2,000	261

Hoya Corp.	2,800	185

Jazz Pharmaceuticals PLC (c)	100	14

Johnson & Johnson	3,368	471

Koninklijke Philips NV	7,205	293

Laboratory Corp. of America Holdings (c)	2,000	306

Medtronic PLC	7,279	663

Merck & Co., Inc.	4,195	349

Nektar Therapeutics (c)	500	17

Novo Nordisk A/S ‘B’	3,733	195

Olympus Corp.	1,668	18

Orion Oyj ‘B’	716	27

Pfizer, Inc.	11,904	506

Roche Holding AG	3,388	933

Shionogi & Co. Ltd.	3,100	192

Siemens Healthineers AG	3,960	165

Smith & Nephew PLC	4,901	97

Sonova Holding AG	560	111

Spark Therapeutics, Inc. (c)	14,880	1,695

Sumitomo Dainippon Pharma Co. Ltd.	2,837	70

Taisho Pharmaceutical Holdings Co. Ltd.	800	76

	SHARES	MARKET VALUE (000S)

Terumo Corp.	3,200	$98

UCB S.A.	1,153	99

United Therapeutics Corp. (c)	100	12

UnitedHealth Group, Inc.	1,300	321

Universal Health Services, Inc. ‘B’	146	20

		11,151

INDUSTRIALS 2.7%

Aena SME S.A.	511	92

Ashtead Group PLC	11,016	266

Atlas Copco AB ‘A’	6,853	184

Atlas Copco AB ‘B’	6,518	161

Boeing Co.	153	58

Brambles Ltd.	17,107	143

Canadian Pacific Railway Ltd.	500	103

Caterpillar, Inc.	1,155	157

CIMIC Group Ltd.	3,308	113

ComfortDelGro Corp. Ltd.	28,400	54

CSX Corp.	4,600	344

Cummins, Inc.	1,200	189

Daikin Industries Ltd.	300	35

Dover Corp.	4,141	388

East Japan Railway Co.	100	10

Eaton Corp. PLC	5,450	439

Edenred	799	36

Eiffage S.A.	94	9

Emerson Electric Co.	2,545	174

Experian PLC	8,520	231

Fuji Electric Co. Ltd.	2,205	62

Honeywell International, Inc.	1,339	213

Huntington Ingalls Industries, Inc.	300	62

Ingersoll-Rand PLC	1,366	147

Leonardo SpA	3,146	37

Lockheed Martin Corp.	200	60

Mitsubishi Heavy Industries Ltd.	1,200	50

Norfolk Southern Corp.	1,400	262

PACCAR, Inc.	2,800	191

Parker-Hannifin Corp.	900	154

Pentair PLC	10,277	457

Raytheon Co.	964	176

Robert Half International, Inc.	3,907	255

Sandvik AB	10,115	164

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

	SHARES	MARKET VALUE (000S)

SGS S.A.	83	$207

Skanska AB ‘B’	1,366	25

Smiths Group PLC	13,000	243

Snap-on, Inc.	1,684	264

Societe BIC S.A.	538	48

Southwest Airlines Co.	1,800	93

Sumitomo Heavy Industries Ltd.	2,300	74

Taisei Corp.	2,203	102

Textron, Inc.	4,000	203

Union Pacific Corp.	2,019	338

United Continental Holdings, Inc. (c)	1,500	120

United Parcel Service, Inc. ‘B’	1,600	179

USG Corp. (l)	44,343	1,920

WABCO Holdings, Inc. (c)	11,081	1,458

Wabtec Corp.	50	4

Waste Management, Inc.	500	52

West Japan Railway Co.	900	68

WW Grainger, Inc.	200	60

Yamato Holdings Co. Ltd.	600	15

Yangzijiang Shipbuilding Holdings Ltd.	18,700	21

		10,970

INFORMATION TECHNOLOGY 4.7%

Accenture PLC ‘A’	3,945	694

Adobe, Inc. (c)	699	186

Akamai Technologies, Inc. (c)	1,900	136

Amadeus IT Group S.A.	3,161	253

Apple, Inc.	8,735	1,659

ARRIS International PLC (c)(l)	56,693	1,792

Brother Industries Ltd.	7,919	146

Check Point Software Technologies Ltd. (c)	500	63

Cisco Systems, Inc.	2,325	126

Citrix Systems, Inc.	2,161	215

DXC Technology Co.	2,472	159

F5 Networks, Inc. (c)	783	123

Fortinet, Inc. (c)	500	42

FUJIFILM Holdings Corp.	3,400	154

Fujitsu Ltd.	1,100	79

Hewlett Packard Enterprise Co.	8,300	128

HP, Inc.	9,338	181

Integrated Device Technology, Inc. (c)(l)	39,834	1,952

	SHARES	MARKET VALUE (000S)

Intel Corp.	11,973	$643

International Business Machines Corp.	2,546	359

Intuit, Inc.	514	134

Juniper Networks, Inc.	9,200	244

KLA-Tencor Corp.	2,412	288

Lam Research Corp.	992	178

Luxoft Holding, Inc. (c)	28,172	1,654

Mastercard, Inc. ‘A’	2,862	674

Micron Technology, Inc. (c)	4,946	204

Microsoft Corp. (l)	14,335	1,691

NetApp, Inc.	2,033	141

Nexon Co. Ltd.	900	14

Nokia Oyj	19,135	109

NTT Data Corp.	7,600	84

ON Semiconductor Corp. (c)	2,100	43

Oracle Corp.	5,003	269

Oracle Corp. Japan	1,757	118

QUALCOMM, Inc.	200	11

Red Hat, Inc. (c)	10,334	1,888

SAP SE	3,149	364

Seagate Technology PLC	3,251	156

Texas Instruments, Inc.	3,813	405

Tokyo Electron Ltd.	800	116

Trend Micro, Inc.	1,600	78

Visa, Inc. ‘A’	5,469	854

		18,807

MATERIALS 0.7%

Anglo American PLC	6,640	178

Antofagasta PLC	2,330	29

Asahi Kasei Corp.	4,929	51

BHP Group PLC	4,418	106

Boliden AB	2,648	75

Celanese Corp.	400	40

CF Industries Holdings, Inc.	400	16

Covestro AG	2,424	133

Evonik Industries AG	3,641	99

Fortescue Metals Group Ltd.	4,706	24

International Paper Co.	4,039	187

Israel Chemicals Ltd.	13,115	68

Koninklijke DSM NV	204	22

Linde PLC	400	70

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)

LyondellBasell Industries NV ‘A’	4,199	$353

Methanex Corp.	2,612	148

Mondi PLC	2,384	53

Nitto Denko Corp.	1,500	79

Packaging Corp. of America	300	30

Rio Tinto Ltd.	3,603	251

Rio Tinto PLC	2,331	135

Showa Denko KK	1,300	46

Smurfit Kappa Group PLC	2,001	56

Sumitomo Chemical Co. Ltd.	30,111	140

Taiheiyo Cement Corp.	200	7

Teck Resources Ltd. ‘B’	5,600	130

UPM-Kymmene Oyj	5,501	160

West Fraser Timber Co. Ltd.	1,775	86

Westlake Chemical Corp.	705	48

		2,820

REAL ESTATE 0.2%

Aroundtown S.A.	15,539	128

Deutsche Wohnen SE	5,715	277

New World Development Co. Ltd.	115,307	191

Swire Properties Ltd.	54,050	232

Vonovia SE	763	40

		868

UTILITIES 0.4%

AES Corp.	7,051	127

Chubu Electric Power Co., Inc.	3,500	55

CLP Holdings Ltd.	11,089	129

EDP - Energias de Portugal S.A.	57,813	227

Electricite de France S.A.	11,404	156

Endesa S.A.	12,601	321

Enel SpA	20,871	133

Iberdrola S.A.	18,087	159

Kansai Electric Power Co., Inc.	1,400	21

Red Electrica Corp. S.A.	4,073	87

Tohoku Electric Power Co., Inc.	7,400	94

Tokyo Electric Power Co. Holdings, Inc. (c)	15,546	98

Tokyo Gas Co. Ltd.	2,400	65

Verbund AG	1,371	66

		1,738

Total Common Stocks (Cost $86,789)		86,352

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Nationwide Building Society
10.250% ~	7,273	$1,378

Total Preferred Securities (Cost $1,416)		1,378

EXCHANGE-TRADED FUNDS 5.2%

iShares MSCI EAFE ETF	322,629	20,926

Total Exchange-Traded Funds (Cost $21,494)		20,926

REAL ESTATE INVESTMENT TRUSTS 2.4%

FINANCIALS 0.0%

Annaly Capital Management, Inc.	11,928	119

REAL ESTATE 2.4%

Alexandria Real Estate Equities, Inc.	5,231	746

American Tower Corp.	5,622	1,108

Apartment Investment & Management Co.	15,920	801

CapitaLand Mall Trust	4,900	9

Duke Realty Corp.	25,773	788

Equinix, Inc.	1,692	767

Equity Residential	10,992	828

Invitation Homes, Inc.	18,141	441

Link REIT	26,805	313

Mirvac Group	18,611	36

RioCan Real Estate Investment Trust	14,919	296

Scentre Group	56,515	165

Segro PLC	42,893	376

Simon Property Group, Inc.	8,116	1,479

SmartCentres Real Estate Investment Trust	1,800	47

Sun Communities, Inc.	6,255	741

Ventas, Inc.	9,738	621

		9,562

Total Real Estate Investment Trusts (Cost $8,359)		9,681

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.6%

REPURCHASE AGREEMENTS (j) 10.3%
			$41,769

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.3%
46.150% due 04/12/2019 - 05/31/2019 (d)(e)	ARS	44,112	1,171

Total Short-Term Instruments (Cost $43,096)			42,940

Total Investments in Securities (Cost $492,317)			493,648

		SHARES
INVESTMENTS IN AFFILIATES 27.6%

MUTUAL FUNDS (h) 27.5%

PIMCO EqS® Long/Short Fund		979,354	10,930

PIMCO Income Fund		3,468,571	41,623

PIMCO Mortgage Opportunities and Bond Fund		2,157,460	23,430

	SHARES	MARKET VALUE (000S)

PIMCO Preferred and Capital Securities Fund	1,456,727	$14,538

PIMCO RAE PLUS Fund	2,968,690	20,781

Total Mutual Funds (Cost $109,805)		111,302

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	29,349	290

Total Short-Term Instruments (Cost $290)		290

Total Investments in Affiliates (Cost $110,095)		111,592

Total Investments 149.4% (Cost $602,412)		$605,240

Financial Derivative Instruments (m)(o) 0.6% (Cost or Premiums, net $3,248)		2,269

Other Assets and Liabilities, net (50.0)%		(202,372)

Net Assets 100.0%		$405,137

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.400%	03/29/2019	04/01/2019	$309	U.S. Treasury Inflation Protected Securities 0.875% due 01/15/2029	$(310)	$309	$309
BPS	3.250	03/29/2019	04/01/2019	10,500	U.S. Treasury Notes 1.875% due 02/28/2022	(10,712)	10,500	10,503
FICC	2.000	03/29/2019	04/01/2019	1,134	U.S. Treasury Notes 1.125% due 06/30/2021	(1,160)	1,134	1,134
SAL	2.750	03/29/2019	04/01/2019	10,500	U.S. Treasury Notes 2.750% due 07/31/2023	(10,728)	10,500	10,503
SSB	1.350	03/29/2019	04/01/2019	426	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(438)	426	426
TDM	3.250	03/29/2019	04/01/2019	18,900	U.S. Treasury Inflation Protected Securities 2.000% due 01/15/2026	(19,315)	18,900	18,905

Total Repurchase Agreements						$(42,663)	$41,769	$41,780

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	3.000%	03/28/2019	04/08/2019	$(2,645)	$(2,646)
BOS	3.300	03/28/2019	04/01/2019	(4,012)	(4,014)
BSN	2.630	03/25/2019	04/04/2019	(4,770)	(4,772)
	2.630	03/28/2019	04/04/2019	(7,277)	(7,279)
GRE	2.750	03/15/2019	04/15/2019	(8,340)	(8,351)
IND	2.650	03/05/2019	04/05/2019	(12,027)	(12,051)
	2.650	03/28/2019	04/05/2019	(715)	(715)
	2.660	03/04/2019	04/04/2019	(3,312)	(3,319)
JPS	2.650	02/07/2019	05/07/2019	(42,659)	(42,826)
RCY	2.700	03/26/2019	04/04/2019	(1,579)	(1,579)
SCX	2.640	03/07/2019	04/25/2019	(1,879)	(1,882)
	2.640	03/28/2019	04/25/2019	(3,573)	(3,574)
	2.660	03/21/2019	04/11/2019	(1,054)	(1,055)
	2.670	02/06/2019	04/08/2019	(10,889)	(10,933)

Total Reverse Repurchase Agreements					$(104,996)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (5.7)%
U.S. Government Agencies (5.7)%
Fannie Mae, TBA	3.000%	05/01/2049	$23,100	$(22,745)	$(22,980)

Total Short Sales (5.7)%				$(22,745)	$(22,980)

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(2,646)	$0	$(2,646)	$2,656	$10
BOS	309	(4,014)	0	(3,705)	3,703	(2)
BPS	10,503	0	0	10,503	(10,713)	(210)
BSN	0	(12,051)	0	(12,051)	12,052	1
FICC	1,134	0	0	1,134	(1,160)	(26)
GRE	0	(8,351)	0	(8,351)	8,230	(121)
IND	0	(16,085)	0	(16,085)	16,252	167
JPS	0	(42,826)	0	(42,826)	42,873	47
RCY	0	(1,579)	0	(1,579)	1,578	(1)
SAL	10,503	0	0	10,503	(10,727)	(224)
SCX	0	(17,444)	0	(17,444)	17,460	16
SSB	426	0	0	426	(439)	(13)
TDM	18,905	0	0	18,905	(19,315)	(410)

Total Borrowings and Other Financing Transactions	$41,780	$(104,996)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(4,014)	$(58,156)	$(42,826)	$0	$(104,996)

Total Borrowings	$(4,014)	$(58,156)	$(42,826)	$0	$(104,996)

Payable for reverse repurchase agreements					$(104,996)

(k)	Securities with an aggregate market value of $105,713 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.
(l)

Securities with an aggregate market value of $2,910 have been pledged as collateral as of March 31, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(69,769) at a weighted average interest rate of 2.303%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$112.000	05/24/2019	412	$412	$3	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.000	05/24/2019	50	50	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	138.000	05/24/2019	62	62	1	1
Put - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	111.000	05/24/2019	71	71	1	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	184	184	1	0
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.000	05/24/2019	787	787	7	7
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	126.500	05/24/2019	342	342	3	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	126.000	05/24/2019	32	32	0	0

					$16	$8

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,775.000	04/18/2019	30	$3	$57	$39
Put - CBOE S&P 500	2,750.000	06/21/2019	34	3	427	149
Put - CBOE S&P 500	2,800.000	09/20/2019	32	3	352	301
Put - CBOE S&P 500	2,600.000	12/20/2019	31	3	375	218
Put - CBOE S&P 500	2,700.000	03/20/2020	30	3	371	345

					$1,582	$1,052

Total Purchased Options					$1,598	$1,060

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude June 2019 Futures	$62.500	05/16/2019	12	$12	$(12)	$(14)
Call - NYMEX Crude June 2019 Futures	63.500	05/16/2019	12	12	(11)	(11)
Call - NYMEX Crude May 2019 Futures	59.000	04/16/2019	24	24	(24)	(47)
Put - NYMEX Natural Gas June 2019 Futures	2.700	05/28/2019	12	120	(5)	(10)
Put - NYMEX Natural Gas June 2019 Futures	2.750	05/28/2019	24	240	(10)	(26)
Put - NYMEX Natural Gas May 2019 Futures	2.550	04/25/2019	12	120	(6)	(2)
Put - NYMEX Natural Gas May 2019 Futures	2.600	04/25/2019	12	120	(5)	(4)
Put - NYMEX Natural Gas May 2019 Futures	2.650	04/25/2019	12	120	(5)	(6)

					$(78)	$(120)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$125.000	04/26/2019	58	$58	$(19)	$(14)

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOE S&P 500	2,725.000	04/18/2019	60	$	6	$(68)	$(39)
Put - CBOE S&P 500	2,650.000	06/21/2019	34		3	(335)	(88)
Put - CBOE S&P 500	2,700.000	09/20/2019	32		3	(281)	(215)
Put - CBOE S&P 500	2,500.000	12/20/2019	31		3	(291)	(165)
Put - CBOE S&P 500	2,600.000	03/20/2020	30		3	(294)	(275)

						$(1,269)	$(782)

Total Written Options						$(1,366)	$(916)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent Crude June Futures	04/2019	4	$	270	$4	$2	$0
Brent Crude September Futures	07/2019	13		867	61	6	0
Call Options Strike @ EUR 113.900 on Euro-Schatz June2019 Futures	05/2019	400		2	0	0	0
Call Options Strike @ EUR 114.000 on Euro-Schatz June 2019 Futures	05/2019	542		3	0	0	0
Call Options Strike @ EUR 153.000 on Euro-BTP Italy Government Bond June 2019 Futures	05/2019	11		0	0	0	0
Call Options Strike @ EUR 164.000 on Euro-Bobl June 2019 Futures	05/2019	200		2	0	0	0
Call Options Strike @ EUR 172.000 on Euro-OAT France Government 10-Year Bond June 2019 Futures	05/2019	20		0	0	0	0
Call Options Strike @ EUR 173.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	123		1	0	0	0
Call Options Strike @ EUR 175.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	146		2	0	0	0
Copper September Futures	09/2019	17		1,252	2	26	0
Cotton No. 2 December Futures	12/2019	32		1,207	1	10	0
DAX Index June Futures	06/2019	26		8,410	(8)	74	0
E-mini NASDAQ 100 Index June Futures	06/2019	21		3,108	145	21	0
E-mini S&P 500 Index June Futures	06/2019	528		74,918	1,190	450	0
Euro-Bobl June Futures	06/2019	244		36,441	309	11	(44)
Euro-Bund 10-Year Bond June Futures	06/2019	703		131,174	1,677	1	(193)
FTSE 100 Index June Futures	06/2019	70		6,575	154	97	0
FTSE China A50 Index April Futures	04/2019	339		4,449	213	175	0
Gas Oil September Futures	09/2019	12		740	(1)	7	0
Gold 100 oz. June Futures	06/2019	51		6,622	(115)	16	0
Hang Seng China Enterprises Index April Futures	04/2019	28		2,028	28	14	0
Henry Hub Natural Gas April Futures	03/2020	128		838	4	0	(2)
Henry Hub Natural Gas August Futures	07/2020	128		842	7	0	(2)
Henry Hub Natural Gas July Futures	06/2020	128		840	6	0	(2)
Henry Hub Natural Gas June Futures	05/2020	128		832	(3)	0	(3)
Henry Hub Natural Gas May Futures	04/2020	128		824	(10)	0	(3)
Henry Hub Natural Gas October Futures	09/2020	128		844	9	0	(1)
Henry Hub Natural Gas September Futures	08/2020	128		836	2	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
JPX Nikkei Index 400 June Futures	06/2019	714	$	9,135	$(16)	$49	$(160)
Lead September Futures	09/2019	20		1,011	(37)	0	0
New York Harbor ULSD September Futures	08/2019	9		755	(10)	1	0
Nickel September Futures	09/2019	3		235	(12)	0	0
Nikkei 225 June Futures	06/2019	8		767	(6)	2	0
Platinum July Futures	07/2019	28		1,196	(10)	14	0
Put Options Strike @ EUR 124.000 on Euro-Bobl June 2019 Futures	05/2019	198		1	0	0	0
Put Options Strike @ EUR 126.000 on Euro-Bobl June 2019 Futures	05/2019	283		2	0	0	0
Put Options Strike @ EUR 127.500 on Euro-Bobl June 2019 Futures	05/2019	81		0	0	0	0
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	319		4	0	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	66		1	0	0	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	100		1	0	0	0
Put Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	61		1	0	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	123		1	0	0	0
Put Options Strike @ EUR 156.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	120		1	0	0	0
RBOB Gasoline December Futures	11/2019	14		965	94	13	0
RBOB Gasoline July Futures	06/2019	61		4,745	27	49	0
RBOB Gasoline September Futures	08/2019	12		912	22	10	0
S&P/Toronto Stock Exchange 60 June Futures	06/2019	31		4,440	5	18	(22)
Topix Index June Futures	06/2019	24		3,447	(15)	18	(57)
U.S. Treasury 10-Year Note June Futures	06/2019	462		57,389	555	0	(140)
U.S. Treasury 30-Year Bond June Futures	06/2019	33		4,939	84	0	(19)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	32		5,376	115	0	(13)
WTI Crude June Futures	05/2019	6		362	10	5	0
WTI Crude May Futures	04/2019	13		782	52	11	0
WTI Crude September Futures	08/2019	7		424	0	5	0
Zinc September Futures	09/2019	15		1,082	45	0	0

					$4,578	$1,105	$(662)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum September Futures	09/2019	28	$	(1,356)	$(24)	$0	$0
Australia Government 10-Year Bond June Futures	06/2019	11		(1,082)	(23)	4	(4)
Brent Crude December Futures	10/2019	14		(926)	(57)	0	(7)
Brent Crude July Futures	05/2019	55		(3,697)	(3)	0	(26)
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	122		(171)	(136)	33	0
Call Options Strike @ EUR 167.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	26		(22)	(6)	5	0
Call Options Strike @ USD 71.000 on Brent Crude June 2019 Futures	04/2019	12		(6)	8	0	0
Call Options Strike @ USD 72.000 on Brent Crude July 2019 Futures	05/2019	12		(11)	1	0	0
Call Options Strike @ USD 72.500 on Brent Crude July 2019 Futures	05/2019	12		(9)	4	0	0

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ USD 73.000 on Brent Crude June 2019 Futures	04/2019	12	$	(2)	$10	$0	$0
Cocoa September Futures	09/2019	46		(1,045)	(19)	0	(6)
Corn September Futures	09/2019	63		(1,181)	44	50	0
Euro STOXX 50 June Futures	06/2019	942		(34,575)	(558)	13	(273)
Euro-BTP Italy Government Bond June Futures	06/2019	150		(21,764)	(521)	71	0
Euro-Buxl 30-Year Bond June Futures	06/2019	91		(19,565)	(962)	131	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	289		(52,735)	(861)	107	0
Euro-Schatz June Futures	06/2019	942		(118,323)	(236)	32	(16)
Mini MSCI Emerging Markets Index June Futures	06/2019	310		(16,390)	(243)	0	(153)
Natural Gas June Futures	05/2019	17		(461)	16	7	0
Natural Gas May Futures	04/2019	10		(266)	4	4	0
Put Options Strike @ EUR 162.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	122		(3)	48	0	0
Silver May Futures	05/2019	10		(756)	16	0	(7)
Soybean November Futures	11/2019	31		(1,424)	42	7	0
SPI 200 Index June Futures	06/2019	16		(1,753)	2	0	(16)
Sugar No. 11 October Futures	09/2019	64		(928)	5	0	(2)
U.S. Treasury 2-Year Note June Futures	06/2019	5		(1,065)	(4)	1	0
U.S. Treasury 5-Year Note June Futures	06/2019	1,129		(130,770)	(1,162)	250	0
U.S. Treasury 10-Year Note June Futures	06/2019	80		(10,623)	(195)	22	0
United Kingdom Long Gilt June Futures	06/2019	30		(5,055)	(140)	2	(4)
Wheat September Futures	09/2019	42		(989)	(3)	16	0

					$(4,953)	$755	$(514)

Total Futures Contracts					$(375)	$1,860	$(1,176)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.211%	$	900	$(27)	$11	$(16)	$0	$0
Boston Scientific Corp.	(1.000)	Quarterly	06/20/2020	0.072		1,200	(31)	17	(14)	0	0
Cigna Corp.	(1.000)	Quarterly	03/20/2021	0.124		200	(6)	2	(4)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2020	0.201		700	(16)	8	(8)	0	0

							$(80)	$38	$(42)	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR	330	$6	$(1)	$5	$0	$0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.433		500	(2)	3	1	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		100	(1)	1	0	0	0

							$3	$3	$6	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$	21,500	$(346)	$(46)	$(392)	$0	$(34)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$	12,600	$(423)	$(47)	$(470)	$16	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	3,680	$9	$235	$244	$24	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		700	2	(20)	(18)	5	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		1,499	12	(66)	(54)	10	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		880	2	(38)	(36)	6	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	200	1	(14)	(13)	1	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2025	$	10,800	(25)	381	356	0	(26)
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		7,300	83	(93)	(10)	8	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,970	112	(37)	75	5	0
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		20,280	(61)	(469)	(530)	13	0
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		19,600	0	(505)	(505)	10	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		1,550	38	52	90	0	(4)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,860	(187)	153	(34)	0	(5)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021	GBP	29,900	108	(137)	(29)	0	(8)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	1,080,000	388	79	467	9	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/20/2024		1,220,000	470	113	583	12	0

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month JPY-LIBOR	1.500%	Semi-Annual	12/20/2044	JPY	513,000	$113	$1,089	$1,202	$64	$0
Pay	CPTFEMU	1.324	Maturity	03/15/2029	EUR	2,290	0	42	42	0	(5)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,480	29	350	379	0	(19)
Pay	CPURNSA	1.715	Maturity	07/18/2019	$	5,420	0	(52)	(52)	0	(11)
Pay	CPURNSA	2.070	Maturity	10/04/2019		9,900	0	(43)	(43)	0	(15)
Receive	CPURNSA	2.027	Maturity	11/23/2020		5,100	0	(10)	(10)	7	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		4,900	0	(9)	(9)	6	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		1,900	64	(24)	40	2	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		1,390	42	(18)	24	2	0
Receive	CPURNSA	1.955	Maturity	07/25/2024		8,200	0	19	19	22	0
Pay	CPURNSA	1.730	Maturity	07/26/2026		1,900	(102)	46	(56)	0	(6)
Pay	CPURNSA	1.801	Maturity	09/12/2026		1,390	(64)	35	(29)	0	(4)
Pay	CPURNSA	1.780	Maturity	09/15/2026		6,700	(325)	167	(158)	0	(21)
Pay	CPURNSA	2.102	Maturity	07/20/2027		5,700	0	33	33	0	(18)
Pay	CPURNSA	2.122	Maturity	08/01/2027		3,800	0	27	27	0	(12)
Pay	CPURNSA	2.180	Maturity	09/20/2027		1,730	0	19	19	0	(6)
Pay	CPURNSA	2.150	Maturity	09/25/2027		1,700	0	13	13	0	(5)
Pay	CPURNSA	2.156	Maturity	10/17/2027		1,900	0	16	16	0	(6)
Pay	CPURNSA	2.379	Maturity	07/09/2028		15,600	(9)	575	566	0	(53)
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	210	0	(1)	(1)	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		6,590	5	(65)	(60)	0	(3)
Pay	FRCPXTOB	1.590	Maturity	02/15/2028		2,830	0	162	162	0	(6)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		440	1	53	54	0	(2)
Pay	UKRPI	3.595	Maturity	11/15/2028	GBP	820	0	20	20	0	(2)
Pay	UKRPI	3.603	Maturity	11/15/2028		40	0	1	1	0	0
Pay	UKRPI	3.633	Maturity	12/15/2028		300	0	9	9	0	(1)
Pay	UKRPI	3.718	Maturity	12/15/2028		2,190	0	96	96	0	(5)
Pay	UKRPI	3.400	Maturity	06/15/2030		4,020	1	79	80	0	(5)
Pay	UKRPI	3.530	Maturity	10/15/2031		500	5	1	6	0	(1)
Pay	UKRPI	3.470	Maturity	09/15/2032		800	(12)	10	(2)	0	(1)
Pay	UKRPI	3.579	Maturity	10/15/2033		4,180	54	58	112	0	(2)

							$754	$2,332	$3,086	$206	$(252)

Total Swap Agreements							$(92)	$2,280	$2,188	$222	$(286)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1,060	$1,860	$222	$3,142	$(916)	$(1,176)	$(286)	$(2,378)

(n)	Securities with an aggregate market value of $12,242 and cash of $3,752 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	61

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	$	127	SGD	171	$0	$0
BOA	04/2019		251	ARS	10,319	0	(19)
	04/2019		24,690	EUR	21,938	0	(82)
	04/2019		801	RUB	52,940	4	0
	05/2019	EUR	21,938	$	24,755	81	0
	06/2019	$	281	PHP	14,667	0	(5)
BPS	04/2019	ARS	1,131	$	26	0	0
	04/2019	BRL	1,845		488	17	0
	04/2019	CAD	302		225	0	(1)
	04/2019	IDR	6,886,180		489	6	0
	04/2019	TRY	5,117		919	20	0
	04/2019	$	26	ARS	1,131	0	0
	04/2019		483	IDR	6,886,180	1	0
	04/2019		121	MXN	2,377	1	0
	04/2019		973	PLN	3,685	0	(12)
	04/2019		438	TRY	2,371	0	(13)
	04/2019	ZAR	6,710	$	464	0	(1)
	05/2019	$	117	ARS	5,148	0	(4)
	06/2019	THB	7,261	$	232	3	0
	06/2019	TWD	94,526		3,069	0	(3)
	06/2019	$	4,241	COP	13,276,447	0	(92)
BRC	04/2019	ARS	44,529	$	1,033	33	0
	04/2019	BRL	3,678		970	31	0
	04/2019	CLP	615,800		941	36	0
	04/2019	IDR	6,944,133		488	2	0
	04/2019	$	464	BRL	1,840	6	0
	04/2019		12,377	JPY	1,368,271	0	(31)
	10/2019		2,520	INR	185,092	83	0
CBK	04/2019	BRL	1,470	$	380	4	0
	04/2019	EUR	925		1,051	13	0

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	GBP	6,533	$	8,679	$170	$0
	04/2019	JPY	1,368,271		12,404	58	0
	04/2019	$	528	AUD	741	0	(1)
	04/2019		377	BRL	1,470	0	(2)
	04/2019		1,580	CNH	10,902	42	0
	04/2019		793	DKK	5,155	0	(19)
	04/2019		881	EUR	779	0	(8)
	04/2019		1,519	GBP	1,146	0	(27)
	04/2019		1,824	MXN	35,355	0	(7)
	04/2019		404	SEK	3,720	0	(4)
	05/2019		379	BRL	1,470	0	(4)
	05/2019		12,439	JPY	1,368,271	0	(55)
	06/2019	KRW	5,679,331	$	5,084	81	0
	06/2019	MXN	38,037		1,929	0	(4)
	06/2019	PEN	5,296		1,592	1	0
FBF	04/2019	ARS	4,232		98	0	0
	04/2019	$	107	ARS	4,232	0	(9)
GLM	04/2019	ARS	1,986	$	46	0	0
	04/2019	BRL	5,730		1,484	21	0
	04/2019	CLP	327,556		498	17	0
	04/2019	TRY	2,371		422	0	(3)
	04/2019	$	48	ARS	1,986	0	(2)
	04/2019		1,014	BRL	3,845	0	(32)
	04/2019		3,573	CHF	3,560	2	0
	04/2019		384	CNH	2,574	0	(1)
	04/2019		2,981	EUR	2,633	0	(27)
	04/2019		2,832	INR	196,094	0	(16)
	04/2019		413	TRY	2,371	0	(2)
	06/2019	CNH	2,574	$	384	1	0
HUS	04/2019	ARS	5,087		116	0	(1)
	04/2019	BRL	1,840		464	0	(6)
	04/2019	CLP	657,116		999	34	0
	04/2019	DKK	1,235		190	5	0
	04/2019	IDR	13,802,364		968	3	(1)
	04/2019	MXN	19,279		1,002	10	0
	04/2019	RUB	31,511		486	8	0
	04/2019	$	229	ARS	10,184	1	0
	04/2019		476	BRL	1,840	0	(6)
	04/2019		4,547	CAD	6,000	0	(57)
	04/2019		486	CLP	331,282	0	0
	04/2019		2,472	MXN	47,583	0	(26)
	04/2019		853	TRY	4,724	0	(24)
	04/2019		1,448	ZAR	20,508	0	(28)
	05/2019		159	ARS	7,345	2	0
	06/2019	HKD	8,484	$	1,085	2	0
	06/2019	INR	37,050		515	0	(14)
	06/2019	$	874	RUB	58,435	8	0
JPM	04/2019	BRL	1,320	$	339	2	0
	04/2019	CHF	4,135		4,162	9	0
	04/2019	EUR	24,425		27,879	481	0
	04/2019	MXN	28,010		1,470	30	0
	04/2019	$	351	BRL	1,320	0	(14)
	04/2019		571	CHF	575	7	0
	04/2019		862	CNH	5,949	23	0
	04/2019		1,650	RUB	107,500	0	(15)
	04/2019		434	TRY	2,418	0	(10)
	05/2019		4,174	CHF	4,135	0	(9)
	05/2019		1,463	MXN	28,010	0	(30)
	06/2019	ILS	931	$	259	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	63

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2019	$	895	DKK	5,895	$0	$(2)
	10/2019	INR	185,344	$	2,520	0	(87)
	01/2020	BRL	1,384		360	14	0
RYL	04/2019	CLP	983,328		1,457	13	0
	04/2019	IDR	13,772,360		966	2	(1)
	04/2019	$	488	CLP	331,282	0	(1)
	04/2019		485	IDR	6,886,180	0	(2)
SCX	04/2019	BRL	2,375	$	634	28	0
	04/2019	$	610	BRL	2,375	0	(3)
	04/2019		305	DKK	1,975	0	(8)
	04/2019		6,585	GBP	4,974	0	(107)
	05/2019	GBP	4,974	$	6,595	106	0
	05/2019	$	348	ZAR	4,740	0	(21)
	06/2019		4,285	IDR	61,155,284	0	(44)
SOG	04/2019	CNH	19,425	$	2,773	0	(116)
	06/2019	HKD	2,084		266	0	0
	06/2019	$	491	HKD	3,846	0	0
SSB	04/2019	AUD	3,104	$	2,204	0	0
UAG	04/2019	CAD	6,000		4,469	0	(21)
	04/2019	CHF	215		216	0	0
	05/2019	$	4,473	CAD	6,000	21	0

Total Forward Foreign Currency Contracts						$1,545	$(1,140)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
MYI	Put - OTC S&P 500 U&I @ 2,683.000 «	10Y USISDA 2.677	03/20/2020	2,980	$69	$56

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BRC	Put - OTC CDX.IG-31 5-Year Index	Buy	1.600%	04/17/2019	30,700	$6	$0
MYC	Put - OTC CDX.IG-31 5-Year Index	Buy	1.300	04/17/2019	3,800	1	0

						$7	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BRC	Call - OTC USD versus INR	INR	80.500	10/18/2019	8,205	$72	$15

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	124,100	$4,913	$48
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/20/2020	55,700	247	426
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/21/2020	55,100	224	423
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/26/2020	85,000	504	452
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/27/2020	26,800	181	143

							$6,069	$1,492

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
FAR	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2049	$108.500	04/03/2019	16,600	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	73.000	05/06/2019	21,200	1	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	70.000	05/06/2019	12,200	0	0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	71.000	05/06/2019	58,000	2	0

					$4	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(1)	Expiration Date	Notional Amount**	Cost(1)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	02/13/2020	8,300	$831	$776

Total Purchased Options					$7,052	$2,339

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	2,000	$(2)	$0
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	1,800	(2)	0
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	2,000	(2)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	1,900	(2)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	3,000	(3)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	2,200	(2)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	2,000	(2)	0
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	2,100	(4)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	700	(1)	0

						$(20)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	65

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BRC	Put - OTC USD versus INR	INR	71.500	10/18/2019	4,102	$(70)	$(103)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(3)	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	11,500	$(101)	$0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,400	(291)	(15)
JPM	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	8,600	(23)	45
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	8,600	(23)	44
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	11,700	(132)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	5,200	(96)	(4)

						$(666)	$70

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.521%	02/20/2020	23,800	$(246)	$(418)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.527	02/21/2020	23,600	(225)	(420)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.338	03/26/2020	17,300	(239)	(226)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.344	03/26/2020	17,300	(260)	(229)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.361	03/27/2020	11,000	(179)	(151)

							$(1,149)	$(1,444)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	55,800	$(43)	$(17)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FBF	Put - OTC Euro Stoxx Banks December 2019 Futures	EUR	90.000	04/18/2019	40	$(34)	$(53)

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FBF	Put - OTC MSCI Emerging Markets	995.000	04/18/2019	4	$(30)	$(9)

Total Written Options					$(2,012)	$(1,556)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN 4Q19	$6.080	Maturity	12/31/2019	2,700	$0	$1	$1	$0
GST	Pay	Cotton No. 2 December Futures	73.580	Maturity	11/08/2019	750,000	0	(14)	0	(14)
MYC	Receive	EURMARGIN 4Q19	6.000	Maturity	12/31/2019	600	0	0	0	0

							$0	$(13)	$1	$(14)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(6)	Notional Amount(7)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
										Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.092%	$	400	$3	$(1)	$2	$0
BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092		2,400	24	(15)	9	0
BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092		300	3	(2)	1	0
GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092		1,900	16	(9)	7	0
HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092		2,900	27	(16)	11	0
JPM	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092		600	5	(3)	2	0

								$78	$(46)	$32	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(5)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(6)	Notional Amount(7)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
										Asset	Liability
JPM	Deutsche Bank AG	1.000%	Quarterly	12/20/2021	2.305%	EUR	400	$(83)	$67	$0	$(16)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	67

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(5)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(7)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	1,547	$(33)	$45	$12	$0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		1,600	(48)	56	8	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		600	(19)	25	6	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		8,800	(423)	511	88	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		8,400	(534)	608	74	0
MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		11,900	(618)	737	119	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		7,100	(235)	272	37	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		2,800	(81)	95	14	0

							$(1,991)	$2,349	$358	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.285%	Annual	02/16/2020	ILS	12,740	$0	$1	$1	$0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		7,900	0	(7)	0	(7)
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		6,820	0	(6)	0	(6)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		1,470	0	18	18	0
GLM	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		5,310	0	(4)	0	(4)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		2,680	0	28	28	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		1,660	0	13	13	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,140	0	16	16	0
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020		6,510	0	(7)	0	(7)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		1,390	0	22	22	0
MYC	Receive	CPURNSA	1.788	Maturity	07/18/2026	$	300	0	(7)	0	(7)
	Receive	CPURNSA	1.810	Maturity	07/19/2026		4,000	0	(86)	0	(86)
	Receive	CPURNSA	1.800	Maturity	07/20/2026		2,300	0	(52)	0	(52)
	Receive	CPURNSA	1.805	Maturity	09/20/2026		15,300	0	(328)	0	(328)

								$0	$(399)	$98	$(497)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	SX5E Dividend Swap	154,810	N/A	Maturity	12/20/2019	EUR	18,424	$0	$503	$503	$0
	Pay	DWRTFT Index	547		Monthly	04/24/2019	$	5,908	0	13	13	0
	Pay	DWRTFT Index	385		Monthly	02/13/2020		4,097	0	(57)	0	(57)
BRC	Pay	iBoxx USD Investment Grade Corporate Bond ETF	121,342		Monthly	08/30/2019		14,447	0	27	27	0
FBF	Receive	Swiss Market Index	530		Maturity	06/21/2019	CHF	4,840	0	89	89	0
GST	Pay	iBoxx USD Investment Grade Corporate Bond ETF	125,441		Monthly	03/05/2020	$	14,935	0	27	27	0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019		16,600	64	(564)	0	(500)
	Pay	DWRTFT Index	106		Monthly	11/06/2019		1,145	0	2	2	0
	Pay	IXUTR Index	3,442		Monthly	03/18/2020		8,517	0	(132)	0	(132)

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MEI	Receive	NDUEEGF Index	83,891		Quarterly	06/20/2019	$	40,736	$0	$251	$251	$0
MYI	Pay	MSQQUVLS Index	55,700		Monthly	02/20/2020		8,774	0	(55)	0	(55)

									$64	$104	$912	$(744)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity		Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Pay	GOLDLNPM Index	(10)	7.023%	Maturity	07/29/2020	$6,604	$0	$349	$349	$0
	Pay	GOLDLNPM Index	(10)	7.840	Maturity	09/09/2020	357	0	22	22	0
JPM	Receive	GOLDLNPM Index	(10)	3.861	Maturity	07/29/2020	5,929	0	(156)	0	(156)
	Receive	GOLDLNPM Index	(10)	3.976	Maturity	07/29/2020	675	0	(18)	0	(18)
	Receive	GOLDLNPM Index	(10)	4.268	Maturity	09/09/2020	357	0	(10)	0	(10)

								$0	$187	$371	$(184)

Total Swap Agreements								$(1,932)	$2,249	$1,772	$(1,455)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(11)
BOA	$85	$776	$3	$864	$(106)	$0	$(7)	$(113)	$751	$0	$751
BPS	48	0	526	574	(126)	0	(57)	(183)	391	(360)	31
BRC	191	15	46	252	(31)	(103)	(6)	(140)	112	30	142
CBK	369	0	0	369	(131)	0	0	(131)	238	0	238
DUB	0	0	12	12	0	0	0	0	12	(40)	(28)
FBF	0	0	89	89	(9)	(62)	0	(71)	18	0	18
GLM	41	0	57	98	(83)	(15)	(4)	(102)	(4)	(220)	(224)
GST	0	0	581	581	0	0	(14)	(14)	567	(260)	307
HUS	73	0	11	84	(163)	0	0	(163)	(79)	0	(79)
JPM	568	48	26	642	(167)	85	(839)	(921)	(279)	278	(1)
MEI	0	0	370	370	0	0	0	0	370	0	370
MYC	0	1,444	37	1,481	0	(1,461)	(473)	(1,934)	(453)	306	(147)
MYI	0	56	0	56	0	0	(55)	(55)	1	0	1
RYL	15	0	0	15	(4)	0	0	(4)	11	0	11
SCX	134	0	0	134	(183)	0	0	(183)	(49)	0	(49)
SOG	0	0	0	0	(116)	0	0	(116)	(116)	0	(116)
UAG	21	0	14	35	(21)	0	0	(21)	14	0	14

Total Over the Counter	$1,545	$2,339	$1,772	$5,656	$(1,140)	$(1,556)	$(1,455)	$(4,151)

(p)

Securities with an aggregate market value of $841 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	69

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

**	Notional Amount represents the number of contracts.
(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(2)	YOY options may have a series of expirations.
(3)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.
(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)	Variance Swap
(11)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,052	$0	$8	$1,060
Futures	259	0	931	0	670	1,860
Swap Agreements	0	16	0	0	206	222

	$259	$16	$1,983	$0	$884	$3,142

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,545	$0	$1,545
Purchased Options	0	0	56	15	2,268	2,339
Swap Agreements	372	390	912	0	98	1,772

	$372	$390	$968	$1,560	$2,366	$5,656

	$631	$406	$2,951	$1,560	$3,250	$8,798

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$120	$0	$782	$0	$14	$916
Futures	62	0	681	0	433	1,176
Swap Agreements	0	34	0	0	252	286

	$182	$34	$1,463	$0	$699	$2,378

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,140	$0	$1,140
Written Options	0	0	62	103	1,391	1,556
Swap Agreements	198	16	244	0	997	1,455

	$198	$16	$306	$1,243	$2,388	$4,151

	$380	$50	$1,769	$1,243	$3,087	$6,529

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	71

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,290)	$0	$(36)	$(1,326)
Written Options	504	0	1,122	0	506	2,132
Futures	1,138	0	6,828	0	(1,137)	6,829
Swap Agreements	0	(1,858)	0	0	2,586	728

	$1,642	$(1,858)	$6,660	$0	$1,919	$8,363

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,306	$0	$6,306
Purchased Options	0	(8)	(97)	(9)	(915)	(1,029)
Written Options	0	249	549	139	200	1,137
Swap Agreements	113	814	(7,048)	0	139	(5,982)

	$113	$1,055	$(6,596)	$6,436	$(576)	$432

	$1,755	$(803)	$64	$6,436	$1,343	$8,795

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(520)	$0	$(2)	$(522)
Written Options	(20)	0	918	0	10	908
Futures	(507)	0	4,173	0	(65)	3,601
Swap Agreements	0	266	0	0	103	369

	$(527)	$266	$4,571	$0	$46	$4,356

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$709	$0	$709
Purchased Options	0	(7)	56	(57)	315	307
Written Options	0	6	8	(33)	(259)	(278)
Swap Agreements	(67)	(520)	2,198	0	(25)	1,586

	$(67)	$(521)	$2,262	$619	$31	$2,324

	$(594)	$(255)	$6,833	$619	$77	$6,680

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$29,961	$0	$29,961
Industrials	0	9,016	0	9,016
Utilities	0	8,259	0	8,259
U.S. Government Agencies	0	97,130	0	97,130
U.S. Treasury Obligations	0	118,816	0	118,816
Non-Agency Mortgage-Backed Securities	0	5,773	0	5,773
Asset-Backed Securities	0	16,764	65	16,829
Sovereign Issues	0	46,587	0	46,587

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Common Stocks
Communication Services	$6,580	$0	$0	$6,580
Consumer Discretionary	6,620	0	0	6,620
Consumer Staples	4,521	0	0	4,521
Energy	13,004	57	0	13,061
Financials	9,216	0	0	9,216
Health Care	11,151	0	0	11,151
Industrials	10,970	0	0	10,970
Information Technology	18,807	0	0	18,807
Materials	2,820	0	0	2,820
Real Estate	868	0	0	868
Utilities	1,738	0	0	1,738
Preferred Securities
Banking & Finance	0	1,378	0	1,378
Exchange-Traded Funds	20,926	0	0	20,926
Real Estate Investment Trusts
Financials	119	0	0	119
Real Estate	9,562	0	0	9,562
Short-Term Instruments
Repurchase Agreements	0	41,769	0	41,769
Argentina Treasury Bills	0	1,171	0	1,171
	$116,902	$376,681	$65	$493,648

Investments in Affiliates, at Value
Mutual Funds	111,302	0	0	111,302
Short-Term Instruments
Central Funds Used for Cash Management Purposes	290	0	0	290
	$111,592	$0	$0	$111,592
Total Investments	$228,494	$376,681	$65	$605,240

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(22,980)	$0	$(22,980)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,860	1,282	0	3,142
Over the counter	0	5,600	56	5,656
	$1,860	$6,882	$56	$8,798

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,296)	(1,082)	0	(2,378)
Over the counter	0	(4,151)	0	(4,151)
	$(1,296)	$(5,233)	$0	$(6,529)
Total Financial Derivative Instruments	$564	$1,649	$56	$2,269
Totals	$229,058	$355,350	$121	$584,529

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	73

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO Multi-Strategy Alternative Fund. The Funds may invest substantially all or a significant portion of their assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds (“Underlying PIMCO Funds”). Each Fund is further permitted to invest in the Underlying PIMCO Funds and other affiliated funds, including funds of the PIMCO ETF Trust, an affiliated investment company, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

74	PIMCO ASSET ALLOCATION FUNDS

March 31, 2019

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Multi-Strategy Alternative Fund	Quarterly	Quarterly

PIMCO Global Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	MARCH 31, 2019	75

Notes to Financial Statements (Cont.)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on

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the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.)

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Notes to Financial Statements (Cont.)

equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

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Notes to Financial Statements (Cont.)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing

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Notes to Financial Statements (Cont.)

models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Global Multi-Asset Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds. The PIMCO Multi-Strategy Alternative Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds or shares of any funds of PIMCO ETF Trust. Each Fund is further permitted to invest in the Acquired Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

PIMCO Multi-Strategy Alternative Fund

Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$11	$4,648	$(1,078)	$(194)	$(289)	$3,098	$360	$0

PIMCO Credit Opportunities Bond Fund	8,713	15,157	(7,760)	(113)	(67)	15,930	616	0

PIMCO Dynamic Bond Fund	5,843	9,979	(1,841)	(25)	61	14,017	272	0

PIMCO EqS® Long/Short Fund	22,908	2,908	(17,418)	(396)	180	8,182	402	406

PIMCO Mortgage Opportunities and Bond Fund	5,865	10,055	(1,985)	(12)	(58)	13,865	291	0

PIMCO Preferred and Capital Securities Fund	0	3,274	(3,244)	(30)	0	0	73	2

PIMCO RAE Worldwide Long/Short PLUS Fund	18,743	7,024	(16,317)	96	1,184	10,730	150	0

PIMCO RealEstateRealReturn Strategy Fund	5,907	430	(4,182)	59	633	2,847	103	0

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Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Short-Term Floating NAV Portfolio III	$8,363	$49,844	$(45,800)	$4	$3	$12,414	$245	$0

PIMCO TRENDS Managed Futures Strategy Fund	20,438	8,144	(12,614)	(190)	729	16,507	94	0

Totals	$96,791	$111,463	$(112,239)	$(801)	$2,376	$97,590	$2,606	$408

PIMCO Global Multi-Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO EqS® Long/Short Fund	$10,657	$771	$0	$0	$(498)	$10,930	$384	$385

PIMCO Income Fund	40,058	2,242	0	0	(677)	41,623	2,242	0

PIMCO Mortgage Opportunities and Bond Fund	22,778	985	0	0	(333)	23,430	985	0

PIMCO Preferred and Capital Securities Fund	14,138	836	0	0	(436)	14,538	836	10

PIMCO RAE PLUS Fund	19,857	2,165	0	0	(1,241)	20,781	355	1,812

PIMCO Real Return Limited Duration Fund	1,855	19	(1,850)	(46)	22	0	14	0

PIMCO Senior Floating Rate Fund	0	8,045	(8,241)	196	0	0	17	0

PIMCO Short-Term Floating NAV Portfolio III	1,157	216,329	(217,200)	4	0	290	229	0

Totals	$110,500	$231,392	$(227,291)	$154	$(3,163)	$111,592	$5,062	$2,207

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions   involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment

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Notes to Financial Statements (Cont.)

company, a Fund would bear a pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to

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the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

ANNUAL REPORT	MARCH 31, 2019	85

Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

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(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

ANNUAL REPORT	MARCH 31, 2019	87

Notes to Financial Statements (Cont.)

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

ANNUAL REPORT	MARCH 31, 2019	89

Notes to Financial Statements (Cont.)

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. A Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

ANNUAL REPORT	MARCH 31, 2019	91

Notes to Financial Statements (Cont.)

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

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Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use

ANNUAL REPORT	MARCH 31, 2019	93

Notes to Financial Statements (Cont.)

credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate

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and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

ANNUAL REPORT	MARCH 31, 2019	95

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO Multi-Strategy Alternative Fund	PIMCO Global Multi-Asset Fund

Risks

New/Small Fund	X	X

Allocation	X	X

Acquired Fund	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	—

Volatility	X	—

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Privately Issued Mortgage-Related Securities	X	—

Extension	X	—

Prepayment	X	—

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Senior Loan	X	—

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Small-Cap and Mid-Cap Company	X	—

Smaller Company	—	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Cash Holdings	X	—

Arbitrage	—	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

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A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Notes to Financial Statements (Cont.)

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Volatility Risk is the risk that the value of an investment with a higher volatility level may fluctuate over a larger range within a short period of time, either up or down. Volatility measures the

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variability in the price of an investment over time. Higher volatility levels may indicate heightened risk of losses. Volatility risk is heightened to the extent a Fund invests in volatility-related instruments, such as futures on volatility-related indices.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Privately Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Extension Risk is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Notes to Financial Statements (Cont.)

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Senior Loan Risk is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

100	PIMCO ASSET ALLOCATION FUNDS

March 31, 2019

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Cash Holdings Risk is the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

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Notes to Financial Statements (Cont.)

operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation

102	PIMCO ASSET ALLOCATION FUNDS

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(depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class	I-2	Class A	Class C	Class R
PIMCO Multi-Strategy Alternative Fund(1)	1.05%	0.10%	0.20%	0.25%	N/A	N/A

PIMCO Global Multi-Asset Fund(1)(2)	0.90%	0.05%	0.15%	0.25%	0.25%	0.25%	~

~	This share class was liquidated during the reporting period.
(1)

PIMCO has contractually agreed, through July 31, 2019, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary (as defined herein). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

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(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2019, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

PIMCO Cayman Commodity Fund II, Ltd. (the “GMA Subsidiary”), has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the PIMCO

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Notes to Financial Statements (Cont.)

Global Multi-Asset Fund (the “GMA Fund”) in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2019, the amount was $344,062. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the GMA Subsidiary.

The waivers are reflected on the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2019, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Multi-Strategy Alternative Fund	$849

PIMCO Global Multi-Asset Fund	778

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Global Multi-Asset Fund	$1,413	$2,797

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

106	PIMCO ASSET ALLOCATION FUNDS

March 31, 2019

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Multi-Strategy Alternative Fund	$79,514	$86,148	$62,511	$67,375

PIMCO Global Multi-Asset Fund	3,135,305	3,261,694	219,389	195,539

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Multi-Strategy Alternative Fund						PIMCO Global Multi-Asset Fund
	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019				Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares		Amount		Shares		Amount

Receipts for shares sold

Institutional Class	4,367	$43,283	2,959		$29,182		2,181		$27,245		2,119		$26,658

I-2	371	3,714	35		345		555		6,932		853		10,585

Class D	0	0	373		3,661		0		0		181		2,258

Class A	159	1,588	542	(a)	5,292	(a)	750		9,278		2,416	(b)	29,368	(b)

Class C	0	0	1	(c)	5	(c)	180		2,143		421		5,078

Class R	0	0	0		0		15	(d)	169	(d)	21		261

Issued as reinvestment of distributions

Institutional Class	209	2,039	221		2,199		478		5,896		306		3,862

I-2	14	137	8		82		88		1,079		53		665

Class D	0	0	10		99		0		0		20		252

Class A	4	39	1		14		206		2,526		109		1,373

Class C	0	0	0	(c)	0	(c)	106		1,265		51		629

Class R	0	0	0		0		4	(d)	55	(d)	5		62

ANNUAL REPORT	MARCH 31, 2019	107

Notes to Financial Statements (Cont.)

	PIMCO Multi-Strategy Alternative Fund						PIMCO Global Multi-Asset Fund
	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019				Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares		Amount		Shares		Amount

Cost of shares redeemed

Institutional Class	(5,469)	$(54,156)	(1,928)		$(19,067)		(5,108)		$(63,228)		(8,704)		$(107,627)

I-2	(81)	(807)	(110)		(1,072)		(935)		(11,606)		(1,028)		(12,759)

Class D	0	0	(697	)(a)	(6,749	)(a)	0		0		(1,773	)(b)	(21,904	)(b)

Class A	(576)	(5,779)	(29)		(290)		(2,169)		(26,448)		(2,012)		(24,690)

Class C	0	0	(47	)(c)	(451	)(c)	(2,188)		(26,205)		(2,688)		(31,832)

Class R	0	0	0		0		(415	)(d)	(4,963	)(d)	(138)		(1,675)

Net increase (decrease) resulting from Fund share transactions	(1,002)	$(9,942)	1,339		$13,250		(6,252)		$(75,862)		(9,788)		$(119,436)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 526 Class D shares in the amount of $5,065 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 1,257 Class D shares in the amount of $15,493 converted into Class A shares of the Fund.
(c)	Class C Shares liquidated at the close of business on July 28, 2017.
(d)	Class R Shares liquidated at the close of business on October 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Global Multi-Asset Fund	1	0	13%	0%

14. BASIS FOR CONSOLIDATION

GMA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned Commodity Subsidiary acting as an investment vehicle for the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GMA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GMA Fund and the GMA Subsidiary. The consolidated financial statements include the accounts of the GMA Fund and the GMA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary on December 10, 2008, comprising the entire issued share capital of the GMA Subsidiary, with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a

108	PIMCO ASSET ALLOCATION FUNDS

March 31, 2019

winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. The net assets of the GMA Subsidiary as of period end represented 10.5% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the GMA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future

ANNUAL REPORT	MARCH 31, 2019	109

Notes to Financial Statements (Cont.)

issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Multi-Strategy Alternative Fund	$0	$61	$110	$0	$0	$0	$0
PIMCO Global Multi-Asset Fund	0	0	(50)	(23)	(109,689)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation protected securities (TIPS), Passive Foreign Investment Companies (PFICs), convertible preferred securities, straddle loss deferrals, Real Estate Investment Trusts (REITs), partnerships, and return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

110	PIMCO ASSET ALLOCATION FUNDS

March 31, 2019

(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Multi-Strategy Alternative Fund	$0	$0
PIMCO Global Multi-Asset Fund	109,689	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Multi-Strategy Alternative Fund	$114,420	$2,483	$(2,378)	$105
PIMCO Global Multi-Asset Fund	585,819	28,059	(28,154)	(95)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, treasury inflation protected securities (TIPS), unrealized gain or loss on certain futures, options, and forward contracts, realized and unrealized gain (loss) swap contracts, Passive Foreign Investment Companies (PFICs), convertible preferred securities, straddle loss deferrals, Real Estate Investment Trusts (REITs), and return of capital distributions from underlying funds.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Multi-Strategy Alternative Fund	$2,193	$22	$0	$1,843	$0	$557

PIMCO Global Multi-Asset Fund	10,752	0	1,949	8,002	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

On May 16, 2019, the Board approved to change the name of the PIMCO Global Multi-Asset Fund to PIMCO Global Core Asset Allocation Fund. The name change is expected to be effective on July 31, 2019.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2019	111

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Multi-Strategy Alternative Fund and PIMCO Global Multi-Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Multi-Strategy Alternative Fund and PIMCO Global Multi-Asset Fund (two of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

112	PIMCO ASSET ALLOCATION FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOM	Bank of Montreal	JPS	JP Morgan Securities, Inc.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DEU	Deutsche Bank Securities, Inc.	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland PLC
FAR	Wells Fargo Bank National Association	SAL	Citigroup Global Markets, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GRE	RBS Securities, Inc.	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PHP	Philippine Peso
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HKD	Hong Kong Dollar	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	OTC	Over the Counter
FTSE	Financial Times Stock Exchange

ANNUAL REPORT	MARCH 31, 2019	113

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	ISDA	International Swaps and Derivatives Association, Inc.
BADLARPP	Argentina Badlar Floating Rate Notes	IXUTR	Utilities Select Sector Total Return Index
BRENT	Brent Crude	JMABFNJ1	J.P. Morgan Custom Commodity Index
CDX.EM	Credit Derivatives Index - Emerging Markets	JPQIPRL1	J.P. Morgan Custom Equity Basket Swap
CDX.IG	Credit Derivatives Index - Investment Grade	JPQIPRS1	J.P. Morgan Custom Equity Basket Swap
CMBX	Commercial Mortgage-Backed Index	MLPIEML1	Merrill Lynch International Custom Equity Index
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MLPIEMS1	Merrill Lynch International Custom Equity Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MSQQUVLS	Morgan Stanley & Co. International Custom Equity Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	NDUEEGF	iShares MSCI Emerging Markets ETF
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index
DAX	Deutscher Aktien Index 30	SPI 200	Australian Equity Futures Index
DWRTFT	Dow Jones Wilshire REIT Total Return Index	TOPIX	Tokyo Price Index
EAFE	Europe, Australasia, and Far East Stock Index	UKRPI	United Kingdom Retail Prices Index
ERAUSLT	eRAFI U.S. Large Strategy Index	ULSD	Ultra-Low Sulfur Diesel
EURMARGIN	European Refined Margin	US0003M	3 Month USD Swap Rate
FRCPXTOB	France Consumer Price ex-Tobacco Index	VSTOXX	Euro Stoxx 50 Volatility Index
GOLDLNPM	London Gold Market Fixing Ltd. PM

Other Abbreviations:
ABS	Asset-Backed Security	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
LIBOR	London Interbank Offered Rate	U&I	Up and In Barrier Option
MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate
NVDR	Non-Voting Depositary Receipt	YOY	Year-Over-Year

114	PIMCO ASSET ALLOCATION FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Multi-Strategy Alternative Fund	3.94%	1.79%	$1,634	$0
PIMCO Global Multi-Asset Fund	0.00%	6.23%	10,751	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	MARCH 31, 2019	115

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

116	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2019	117

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

118	PIMCO ASSET ALLOCATION FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2019	119

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

120	PIMCO ASSET ALLOCATION FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3001AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

Bond Funds

PIMCO Dynamic Bond Fund

PIMCO Extended Duration Fund

PIMCO GNMA and Government Securities Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		18

Benchmark Descriptions		20

Financial Highlights		22

Statements of Assets and Liabilities		32

Statements of Operations		36

Statements of Changes in Net Assets		38

Statements of Cash Flows		41

Notes to Financial Statements		175

Report of Independent Registered Public Accounting Firm		205

Glossary		206

Federal Income Tax Information		207

Management of the Trust		208

Privacy Policy		211

Fund	Fund Summary	Schedule of Investments

PIMCO Dynamic Bond Fund(a)	6	42

PIMCO Extended Duration Fund	7	57

PIMCO GNMA and Government Securities Fund(b)	8	67

PIMCO Long Duration Total Return Fund	9	75

PIMCO Long-Term U.S. Government Fund	10	92

PIMCO Moderate Duration Fund	11	99

PIMCO Mortgage-Backed Securities Fund	12	112

PIMCO Mortgage Opportunities and Bond Fund(c)	13	121

PIMCO Strategic Bond Fund(d)	14	136

PIMCO Total Return Fund II	15	146

PIMCO Total Return Fund IV	16	155

PIMCO Total Return ESG Fund	17	164

(a)	Prior to July 30, 2018, the PIMCO Dynamic Bond Fund was named the PIMCO Unconstrained Bond Fund.
(b)	Prior to July 30, 2018, the PIMCO GNMA and Government Securities Fund was named the PIMCO GNMA Fund.
(c)	Prior to July 30, 2018, the PIMCO Mortgage Opportunities and Bond Fund was named the PIMCO Mortgage Opportunities Fund.
(d)	Prior to July 30, 2018, the PIMCO Strategic Bond Fund was named the PIMCO Unconstrained Tax Managed Bond Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

2	PIMCO BOND FUNDS

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Fund (formerly PIMCO Unconstrained Bond Fund), PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund (formerly PIMCO GNMA Fund), PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund (formerly PIMCO Mortgage Opportunities Fund), PIMCO Strategic Bond Fund (formerly PIMCO Unconstrained Tax-Managed Bond Fund), PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s

4	PIMCO BOND FUNDS

total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Dynamic Bond Fund	06/30/08	06/30/08	06/30/08	04/27/18	—	06/30/08	07/31/08	07/31/08	Diversified
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA and Government Securities Fund	07/31/97	07/31/97	04/30/08	01/31/19	—	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	09/08/17	01/05/18	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	—	09/23/97	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities and Bond Fund	10/22/12	10/22/12	10/22/12	04/27/18	—	10/22/12	10/22/12	—	Diversified
PIMCO Strategic Bond Fund	01/30/09	01/30/09	09/10/09	—	—	01/30/09	01/30/09	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	—	11/30/94	—	—	—	Diversified
PIMCO Total Return Fund IV	05/26/11	05/26/11	—	—	—	05/26/11	—	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	—	04/11/97	—	—	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	MARCH 31, 2019	5

PIMCO Dynamic Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
I-2 - PUCPX	Class C - PUBCX
I-3 - PFNUX	Class R - PUBRX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Short-Term Instruments‡	22.5%

Corporate Bonds & Notes	22.2%

U.S. Government Agencies	14.8%

U.S. Treasury Obligations	13.9%

Asset-Backed Securities	12.9%

Non-Agency Mortgage-Backed Securities	8.5%

Sovereign Issues	3.3%

Other	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (06/30/08)
PIMCO Dynamic Bond Fund Institutional Class	3.59%	3.15%	4.08%	4.12%
PIMCO Dynamic Bond Fund I-2	3.49%	3.05%	3.98%	4.01%
PIMCO Dynamic Bond Fund I-3	3.45%	3.08%	4.03%	4.06%
PIMCO Dynamic Bond Fund Class A	3.18%	2.74%	3.67%	3.70%
PIMCO Dynamic Bond Fund Class A (adjusted)	(0.68)%	1.95%	3.27%	3.33%
PIMCO Dynamic Bond Fund Class C	2.41%	1.97%	2.91%	2.95%
PIMCO Dynamic Bond Fund Class C (adjusted)	1.41%	1.97%	2.91%	2.95%
PIMCO Dynamic Bond Fund Class R	2.92%	2.49%	3.42%	3.45%
3 Month USD LIBOR Index	2.48%	1.05%	0.72%	0.86%
Lipper Alternative Global Macro Funds Average	0.99%	1.77%	6.20%	3.27%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.88% for Institutional Class shares, 0.98% for I-2 shares, 1.08% for I-3 shares, 1.28% for Class A shares, 2.03% for Class C shares, and 1.53% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to the U.S. cash rate contributed to performance, as 3-month LIBOR rose.

»	Long positions in U.S. nominal rates, primarily at the 5-year portion of the curve, contributed to performance, as yields fell.

»	Long exposure to non-agency mortgages contributed to performance, as the BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»	Short currency positioning to the euro contributed to performance, as the euro depreciated versus the U.S. dollar.

»	Long exposure to collateralized debt contributed to performance, as the J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”) saw an increase in returns.

»	Long currency positioning to the Argentine peso detracted from performance, as the peso depreciated against the US dollar.

»

Holdings of U.S. dollar denominated emerging market debt, particularly in Argentina, detracted from performance as the JP Morgan Emerging Market Bond Index Global (“EMBI Global”), which generally tracks the total return for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, fell for most of the reporting period and the Argentine component of the index posted negative returns.

»	Short exposure to U.K. duration detracted from performance, as yields fell.

6	PIMCO BOND FUNDS

PIMCO Extended Duration Fund

Institutional Class - PEDIX
I-2 - PEDPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	86.8%

U.S. Government Agencies	5.4%

Non-Agency Mortgage-Backed Securities	2.7%

Short-Term Instruments‡	2.1%

Corporate Bonds & Notes	1.8%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	7.35%	7.85%	6.96%	8.72%
PIMCO Extended Duration Fund I-2	7.25%	7.74%	6.86%	8.62%
FTSE STRIPS Index, 20+ Year Sub-Index	6.49%	7.96%	6.55%	8.36%
Lipper Corporate Debt Funds BBB-Rated Funds Average	4.35%	3.24%	6.20%	4.89%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.94% for Institutional Class shares, and 1.04% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly an overweight to the 12–20 year portion of the U.S. Treasury yield curve contributed to performance, as those rates fell.

»	Short U.K. duration exposure detracted from performance, as those rates fell.

»	Long exposure to emerging market external debt contributed to performance, as selected issues outperformed.

»	Long exposure to agency mortgage-backed securities contributed to performance, as total returns for those securities were positive.

»	Long exposure to the British pound detracted from performance, as the currency depreciated against the U.S. dollar.

»	Treasury Inflation-Protected Securities held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates fell.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO GNMA and Government Securities Fund

Institutional Class - PDMIX	Class A - PAGNX
I-2 - PPGNX	Class C - PCGNX
I-3 - PANNX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	90.5%

Non-Agency Mortgage-Backed Securities	5.7%

Asset-Backed Securities	2.3%

U.S. Treasury Obligations	1.2%

Short-Term Instruments‡	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA and Government Securities Fund Institutional Class	4.60%	2.45%	3.71%	5.28%
PIMCO GNMA and Government Securities Fund I-2	4.50%	2.35%	3.61%	5.17%
PIMCO GNMA and Government Securities Fund I-3	3.89%	2.19%	3.50%	5.10%
PIMCO GNMA and Government Securities Fund Class A	4.19%	2.04%	3.30%	4.86%
PIMCO GNMA and Government Securities Fund Class A (adjusted)	0.29%	1.27%	2.90%	4.68%
PIMCO GNMA and Government Securities Fund Class C	3.41%	1.28%	2.53%	4.07%
PIMCO GNMA and Government Securities Fund Class C (adjusted)	2.41%	1.28%	2.53%	4.07%
Bloomberg Barclays GNMA Index	4.46%	2.41%	3.16%	4.77%
Lipper GNMA Funds Average	3.49%	1.72%	2.72%	4.31%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.53% for Institutional Class shares, 0.63% for I-2 shares, 0.73% for I-3 shares, 0.93% for Class A shares, and 1.68% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO GNMA and Government Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Overweight exposure to mortgage credit, particularly non-agency residential mortgage-backed securities (“MBS”) and commercial MBS contributed to relative performance, as the asset class had positive returns.

»	Overweight exposure to Government National Mortgage Association agency MBS contributed to relative performance, as the sector had positive excess returns.

»	Overweight exposure to senior collateralized loan obligations contributed to relative performance, as the asset class had positive returns.

»	Underweight exposure to the long-end of the U.S. yield curve detracted from relative performance, as U.S. Treasury rates decreased.

8	PIMCO BOND FUNDS

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX	Class A - PLRAX
I-2 - PLRPX	Class C - PLRCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	54.4%

U.S. Treasury Obligations	20.0%

U.S. Government Agencies	11.4%

Non-Agency Mortgage-Backed Securities	4.2%

Municipal Bonds & Notes	3.0%

Sovereign Issues	1.8%

Asset-Backed Securities	1.4%

Short-Term Instruments‡	3.2%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	5.72%	5.93%	7.86%	7.53%
PIMCO Long Duration Total Return Fund I-2	5.62%	5.83%	7.75%	7.43%
PIMCO Long Duration Total Return Fund Class A	5.31%	5.52%	7.43%	7.10%
PIMCO Long Duration Total Return Fund Class A (adjusted)	1.38%	4.72%	7.02%	6.78%
PIMCO Long Duration Total Return Fund Class C	4.53%	4.73%	6.63%	6.31%
PIMCO Long Duration Total Return Fund Class C (adjusted)	3.53%	4.73%	6.63%	6.31%
Bloomberg Barclays Long-Term Government/Credit Index	5.24%	5.35%	7.23%	6.62%
Lipper Corporate Debt Funds BBB-Rated Funds Average	4.35%	3.24%	6.20%	4.89%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.00% for Institutional Class shares, 1.10% for I-2 shares, 1.40% for Class A shares, and 2.15% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly overweight exposure to duration at the intermediate portion of the curve, contributed to performance, as those rates fell.

»	Short U.K. duration exposure detracted from performance, as those rates fell.

»	Treasury Inflation-Protected Securities held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates fell.

»	Overweight exposure to investment grade financials contributed to performance, as total returns were positive. Security selection within investment grade corporates also contributed to performance.

»	Long exposure to agency mortgage-backed securities (“MBS”) and non-agency MBS contributed to performance, as total returns for those securities were positive.

»	Long exposure to the British pound detracted from performance, as the currency depreciated against the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2019	9

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
I-2 - PLTPX	Class C - PFGCX
Administrative Class - PLGBX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	67.8%

U.S. Government Agencies	20.4%

Non-Agency Mortgage-Backed Securities	5.5%

Short-Term Instruments‡	4.2%

Corporate Bonds & Notes	1.3%

Asset-Backed Securities	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	5.95%	5.17%	6.12%	8.28%
PIMCO Long-Term U.S. Government Fund I-2	5.84%	5.07%	6.01%	8.18%
PIMCO Long-Term U.S. Government Fund Administrative Class	5.69%	4.91%	5.86%	8.01%
PIMCO Long-Term U.S. Government Fund Class A	5.59%	4.81%	5.74%	7.87%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	1.63%	4.01%	5.34%	7.69%
PIMCO Long-Term U.S. Government Fund Class C	4.80%	4.03%	4.96%	7.08%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	3.80%	4.03%	4.96%	7.08%
Bloomberg Barclays Long-Term Treasury Index	6.24%	5.44%	5.13%	7.67%♦
Lipper General U.S. Government Funds Average	3.73%	1.94%	2.43%	4.62%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.775% for Institutional Class shares, 0.875% for I-2 shares, 1.025% for Administrative Class shares, 1.125% for Class A shares, and 1.875% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to duration, particularly at the long end of the curve, detracted from performance, as these rates fell.

»

Agency mortgage-backed securities (“MBS”), non-agency MBS and commercial MBS contributed to performance, as total returns for those securities were positive. Security selection within agency MBS, however, partially detracted from performance.

»	Treasury Inflation-Protected Securities held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates fell.

10	PIMCO BOND FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
I-2 - PMOPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	40.5%

U.S. Government Agencies	28.7%

Asset-Backed Securities	8.5%

Short-Term Instruments‡	8.4%

Sovereign Issues	5.0%

U.S. Treasury Obligations	4.6%

Non-Agency Mortgage-Backed Securities	4.0%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	3.45%	2.22%	4.59%	5.27%
PIMCO Moderate Duration Fund I-2	3.34%	2.12%	4.48%	5.16%
Bloomberg Barclays Intermediate Government/Credit Index	4.24%	2.12%	3.14%	4.57%
Lipper Short-Intermediate Investment Grade Debt Funds Average	3.21%	1.54%	3.23%	4.02%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, and 0.61% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly a combination of yield advantage and overweight exposure to the belly of the yield curve, contributed to performance, as rates fell.

»	Exposure to core eurozone duration (including euro swaps and long-duration exposure in Germany) contributed to performance as rates fell, particularly toward the end of the reporting period.

»	Positions and selection within high yield corporate credit contributed to relative performance due to a yield advantage and spreads tightening, particularly toward the end of the reporting period.

»	Short exposure to duration in Italy detracted from relative performance, as rates fell toward the end of the reporting period.

»	Short exposure to duration in Japan detracted from relative performance, as rates fell.

»	Short exposure to duration in Australia detracted from relative performance, as rates fell.

ANNUAL REPORT	MARCH 31, 2019	11

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class C - PMRCX
I-2 - PMRPX	I-3 - PSANX
Class A - PMRAX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	83.1%

Asset-Backed Securities	8.7%

Non-Agency Mortgage-Backed Securities	5.5%

U.S. Treasury Obligations	1.3%

Short-Term Instruments‡	0.8%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	4.74%	3.39%	4.71%	5.56%
PIMCO Mortgage-Backed Securities Fund I-2	4.64%	3.28%	4.60%	5.46%
PIMCO Mortgage-Backed Securities Fund I-3	4.59%	3.23%	4.55%	5.40%
PIMCO Mortgage-Backed Securities Fund Class A	4.32%	2.97%	4.29%	5.14%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	0.44%	2.19%	3.89%	4.96%
PIMCO Mortgage-Backed Securities Fund Class C	3.55%	2.21%	3.51%	4.36%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	2.55%	2.21%	3.51%	4.36%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	4.42%	2.66%	3.12%	4.81%
Lipper U.S. Mortgage Funds Average	4.03%	2.39%	3.60%	4.25%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Overweight exposure to mortgage credit, particularly non-agency residential mortgage-backed securities (“MBS”) and commercial MBS contributed to relative performance, as the asset class had positive returns.

»	Overweight exposure to Government National Mortgage Association agency MBS contributed to relative performance, as the sector had positive excess returns.

»	Overweight exposure to senior collateralized loan obligations contributed to relative performance, as the asset class had positive returns.

»	Underweight exposure to U.S. duration detracted from relative performance, as rates on the intermediate to long-end fell.

12	PIMCO BOND FUNDS

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class - PMZIX	Class C - PMZCX
I-2 - PMZPX	I-3 - PMZNX
Class A - PMZAX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	46.5%

Asset-Backed Securities	19.2%

U.S. Treasury Obligations	15.9%

Non-Agency Mortgage-Backed Securities	14.5%

Short-Term Instruments‡	3.4%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities and Bond Fund Institutional Class	2.86%	3.86%	5.51%
PIMCO Mortgage Opportunities and Bond Fund I-2	2.76%	3.75%	5.40%
PIMCO Mortgage Opportunities and Bond Fund I-3	2.70%	3.71%	5.35%
PIMCO Mortgage Opportunities and Bond Fund Class A	2.45%	3.45%	5.08%
PIMCO Mortgage Opportunities and Bond Fund Class A (adjusted)	(1.40)%	2.66%	4.46%
PIMCO Mortgage Opportunities and Bond Fund Class C	1.69%	2.68%	4.30%
PIMCO Mortgage Opportunities and Bond Fund Class C (adjusted)	0.70%	2.68%	4.30%
3 Month USD LIBOR Index	2.48%	1.05%	0.88%
Lipper Absolute Return Funds Average	(0.19)%	1.50%	2.39%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.02% for Institutional Class shares, 1.12% for I-2 shares, 1.22% for I-3 shares, 1.42% for Class A shares, and 2.17% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities and Bond Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund’s assets may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities contributed to performance, as the asset class had positive returns.

»	Exposure to commercial mortgage-backed securities contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to agency mortgage-backed securities during the first quarter of 2019 contributed to performance, as agency MBS outperformed like-duration Treasuries during that period.

»	Exposure to collateralized loan obligations contributed to performance, as the asset class outperformed the benchmark.

»	Exposure to select structured agency MBS positions detracted from performance, as the sector underperformed.

»	Security selection in asset-backed securities detracted from performance.

ANNUAL REPORT	MARCH 31, 2019	13

PIMCO Strategic Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
I-2 - PUTPX	Class C - ATMCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	28.5%

Short-Term Instruments‡	23.4%

U.S. Treasury Obligations	20.9%

U.S. Government Agencies	15.9%

Asset-Backed Securities	7.0%

Non-Agency Mortgage-Backed Securities	2.4%

Sovereign Issues	1.3%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (01/30/09)
PIMCO Strategic Bond Fund Institutional Class	3.90%	3.78%	3.65%	3.39%
PIMCO Strategic Bond Fund I-2	3.80%	3.66%	3.54%	3.27%
PIMCO Strategic Bond Fund Class A	3.49%	3.37%	3.24%	2.98%
PIMCO Strategic Bond Fund Class A (adjusted)	(0.36)%	2.59%	2.85%	2.59%
PIMCO Strategic Bond Fund Class C	2.72%	2.60%	2.52%	2.25%
PIMCO Strategic Bond Fund Class C (adjusted)	1.72%	2.60%	2.52%	2.25%
3 Month USD LIBOR Indexª	2.48%	1.05%	0.72%	0.73%
3 Month USD LIBOR After Tax	1.60%	0.64%	0.46%	0.46%
Lipper Alternative Credit Focus Funds Average	1.41%	2.02%	4.71%	4.62%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 01/31/2009.

ª Prior to July 30, 2018, the fund’s primary benchmark was the 3 Month USD LIBOR After Tax.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for the Institutional Class shares, 0.67% for I-2 shares, 0.97% for Class A shares, and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Strategic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to the U.S. cash rate contributed to performance, as three-month LIBOR rose.

»	Long positions in U.S. nominal rates, primarily at the five- to seven-year portion of the curve, contributed to performance, as yields fell.

»	Municipal bond positioning contributed to performance driven by long exposure to tax exempt municipal bonds at the beginning of the reporting period and positive municipal bond total return.

»	Long exposure to non-agency mortgages contributed to performance, as the BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»

Long exposure to investment grade corporate credit over most of the reporting period contributed to performance, as the Bloomberg Barclays U.S. Corporate Bond Index, which measures the investment grade, fixed-rate, taxable corporate bond market, posted positive returns.

»	Long currency positioning to the Argentine peso detracted from performance, as the peso depreciated against the U.S. dollar.

»	Long exposure to U.K. rates detracted from performance, as yields declined.

»

Holdings of U.S. dollar-denominated emerging market debt, particularly in Argentina, detracted from performance, as the JP Morgan Emerging Market Bond Index Global (EMBI Global), which generally tracks the total return for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, fell for most of the period and the Argentine component of the index posted negative returns.

14	PIMCO BOND FUNDS

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
I-2 - PMTPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	44.7%

Corporate Bonds & Notes	27.8%

Short-Term Instruments‡	15.7%

Non-Agency Mortgage-Backed Securities	4.8%

Asset-Backed Securities	3.3%

U.S. Treasury Obligations	2.9%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	5.04%	2.84%	4.60%	6.02%
PIMCO Total Return Fund II I-2	4.92%	2.73%	4.50%	5.92%
PIMCO Total Return Fund II Administrative Class	4.78%	2.58%	4.34%	5.76%
Bloomberg Barclays U.S. Aggregate Index	4.48%	2.74%	3.77%	5.41%
Lipper Core Plus Bond Funds Average	4.02%	2.72%	5.36%	5.86%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for I-2 shares, and 0.82% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Selection within investment grade corporate credit in addition to overweight exposure to the sector contributed to performance due to a yield advantage and spreads tightening in the middle and toward the end of the reporting period.

»	U.S. interest rate strategies, particularly a combination of yield advantage and overweight exposure to the belly of the yield curve, contributed to performance, as rates fell.

»	Positions in non-agency mortgage-backed securities contributed to performance, as total returns of these securities were positive.

»	Selection within and overweight exposure to agency mortgage-backed securities detracted from performance, as spreads widened.

ANNUAL REPORT	MARCH 31, 2019	15

PIMCO Total Return Fund IV

Institutional Class - PTUIX
Class A - PTUZX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	38.5%

Corporate Bonds & Notes	35.4%

Non-Agency Mortgage-Backed Securities	14.8%

U.S. Treasury Obligations	6.0%

Asset-Backed Securities	2.8%

Short-Term Instruments‡	1.4%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	4.15%	2.56%	3.47%
PIMCO Total Return Fund IV Class A	3.79%	2.20%	3.12%
PIMCO Total Return Fund IV Class A (adjusted)	(0.11)%	1.43%	2.62%
Bloomberg Barclays U.S. Aggregate Index	4.48%	2.74%	2.85%
Lipper Core Plus Bond Funds Average	4.02%	2.72%	3.24%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.53% for Institutional Class shares, and 0.88% for Class A shares Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly a combination of yield advantage and overweight exposure to the belly of the yield curve, contributed to performance, as rates fell.

»

Selection within as well as overweight exposure to investment grade corporate credit contributed to performance due to a combination of a yield advantage and spreads tightening, particularly in the middle and toward the end of the reporting period.

»	Exposure to core eurozone duration (including euro swaps and long duration exposure in Germany) contributed to performance as rates fell, particularly toward the end of the reporting period.

»	Short exposure to duration in Italy detracted from relative performance, as rates fell toward the end of the reporting period.

»	Short exposure to duration in Japan detracted from relative performance, as rates fell.

»	Short exposure to duration in Australia detracted from relative performance, as rates fell.

16	PIMCO BOND FUNDS

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Administrative Class - PRFAX
I-2 - PRAPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	42.7%

U.S. Government Agencies	42.3%

Sovereign Issues	4.7%

U.S. Treasury Obligations	3.4%

Asset-Backed Securities	2.9%

Non-Agency Mortgage-Backed Securities	2.6%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	3.81%	2.66%	4.77%	6.51%
PIMCO Total Return ESG Fund I-2	3.71%	2.55%	4.66%	6.40%
PIMCO Total Return ESG Fund Administrative Class	3.55%	2.40%	4.51%	6.24%
Bloomberg Barclays U.S. Aggregate Index	4.48%	2.74%	3.77%	5.68%
Lipper Core Plus Bond Funds Average	4.02%	2.72%	5.36%	6.15%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.67% for Institutional Class shares, 0.77% for I-2 shares, and 0.92% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly a combination of yield advantage and overweight exposure to the belly of the yield curve, contributed to performance, as rates fell.

»	Corporate credit strategies contributed to performance over the reporting period, primarily due to a combination of yield advantage, security selection, and a preference for financials.

»	Exposure to core eurozone duration (including euro swaps and long-duration exposure in Germany) contributed to performance as rates fell, particularly toward the end of the reporting period.

»	Short exposure to duration in Italy detracted from relative performance, as rates fell toward the end of the reporting period.

»	Short exposure to duration in Japan detracted from relative performance, as rates fell.

ANNUAL REPORT	MARCH 31, 2019	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dynamic Bond Fund
Institutional Class	$1,000.00	$1,023.30	$5.09	$1,000.00	$1,019.90	$5.09	1.01%
I-2	1,000.00	1,022.80	5.60	1,000.00	1,019.40	5.59	1.11
I-3	1,000.00	1,022.60	5.85	1,000.00	1,019.15	5.84	1.16
Class A	1,000.00	1,021.30	7.11	1,000.00	1,017.90	7.09	1.41
Class C	1,000.00	1,017.50	10.86	1,000.00	1,014.16	10.85	2.16
Class R	1,000.00	1,020.00	8.36	1,000.00	1,016.65	8.35	1.66

PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,115.90	$5.96	$1,000.00	$1,019.30	$5.69	1.13%
I-2	1,000.00	1,115.40	6.49	1,000.00	1,018.80	6.19	1.23

PIMCO GNMA and Government Securities Fund
Institutional Class	$1,000.00	$1,040.80	$4.43	$1,000.00	$1,020.59	$4.38	0.87%
I-2	1,000.00	1,040.30	4.93	1,000.00	1,020.09	4.89	0.97
I-3(a)	1,000.00	1,034.50	1.68	1,000.00	1,006.43	1.65	1.02
Class A	1,000.00	1,038.80	6.46	1,000.00	1,018.60	6.39	1.27
Class C	1,000.00	1,034.90	10.25	1,000.00	1,014.86	10.15	2.02

18	PIMCO BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,072.30	$4.13	$1,000.00	$1,020.94	$4.03	0.80%
I-2	1,000.00	1,071.80	4.65	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	1,070.20	6.19	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,066.30	10.05	1,000.00	1,015.21	9.80	1.95

PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,086.70	$4.97	$1,000.00	$1,020.17	$4.81	0.955%
I-2	1,000.00	1,086.10	5.49	1,000.00	1,019.67	5.31	1.055
Administrative Class	1,000.00	1,085.40	6.27	1,000.00	1,018.92	6.07	1.205
Class A	1,000.00	1,084.80	6.78	1,000.00	1,018.42	6.57	1.305
Class C	1,000.00	1,080.80	10.66	1,000.00	1,014.68	10.32	2.055

PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,036.10	$2.84	$1,000.00	$1,022.14	$2.82	0.56%
I-2	1,000.00	1,035.60	3.35	1,000.00	1,021.64	3.33	0.66

PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,040.80	$4.48	$1,000.00	$1,020.54	$4.43	0.88%
I-2	1,000.00	1,040.30	4.99	1,000.00	1,020.04	4.94	0.98
I-3	1,000.00	1,040.10	5.24	1,000.00	1,019.80	5.19	1.03
Class A	1,000.00	1,038.70	6.51	1,000.00	1,018.55	6.44	1.28
Class C	1,000.00	1,034.90	10.30	1,000.00	1,014.81	10.20	2.03

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	$1,000.00	$1,016.70	$7.54	$1,000.00	$1,017.45	$7.54	1.50%
I-2	1,000.00	1,016.20	8.04	1,000.00	1,016.95	8.05	1.60
I-3	1,000.00	1,016.00	8.29	1,000.00	1,016.70	8.30	1.65
Class A	1,000.00	1,014.70	9.54	1,000.00	1,015.46	9.55	1.90
Class C	1,000.00	1,010.90	13.29	1,000.00	1,011.72	13.29	2.65

PIMCO Strategic Bond Fund
Institutional Class	$1,000.00	$1,025.70	$2.63	$1,000.00	$1,022.34	$2.62	0.52%
I-2	1,000.00	1,025.20	3.13	1,000.00	1,021.84	3.13	0.62
Class A	1,000.00	1,023.70	4.64	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	1,019.90	8.41	1,000.00	1,016.60	8.40	1.67

PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,047.20	$4.03	$1,000.00	$1,020.99	$3.98	0.79%
I-2	1,000.00	1,046.70	4.54	1,000.00	1,020.49	4.48	0.89
Administrative Class	1,000.00	1,045.90	5.30	1,000.00	1,019.75	5.24	1.04

PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,042.40	$3.72	$1,000.00	$1,021.29	$3.68	0.73%
Class A	1,000.00	1,040.60	5.49	1,000.00	1,019.55	5.44	1.08

PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$1,038.60	$4.17	$1,000.00	$1,020.84	$4.13	0.82%
I-2	1,000.00	1,038.10	4.67	1,000.00	1,020.34	4.63	0.92
Administrative Class	1,000.00	1,037.30	5.43	1,000.00	1,019.60	5.39	1.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 1/31/19 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 59/365 for the I-3 shares of the PIMCO GNMA and Government Securities Fund (to reflect the period since the inception date of 1/31/19). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

ANNUAL REPORT	MARCH 31, 2019	19

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

3 Month USD LIBOR After Tax	3 Month USD LIBOR After Tax. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays GNMA Index	Bloomberg Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Barclays Intermediate Government/Credit Index	Bloomberg Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays Long-Term Government/Credit Index	Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Barclays Long-Term Treasury Index	Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

FTSE STRIPS Index, 20+ Year Sub-Index	FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the FTSE U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

*	It is not possible to invest directly in an unmanaged index.

20	PIMCO BOND FUNDS

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ANNUAL REPORT	MARCH 31, 2019	21

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Bond Fund
Institutional Class

03/31/2019	$10.81	$0.46	$(0.08)	$0.38	$(0.38)	$0.00	$0.00	$(0.38)

03/31/2018	10.91	0.48	(0.04)	0.44	(0.54)	0.00	0.00	(0.54)

03/31/2017	10.19	0.58	0.38	0.96	(0.24)	0.00	0.00	(0.24)

03/31/2016	11.18	0.45	(0.79)	(0.34)	(0.61)	0.00	(0.04)	(0.65)

03/31/2015	11.17	0.23	0.00	0.23	(0.22)	0.00	0.00	(0.22)
I-2

03/31/2019	10.81	0.45	(0.08)	0.37	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.91	0.47	(0.04)	0.43	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.19	0.62	0.32	0.94	(0.22)	0.00	0.00	(0.22)

03/31/2016	11.18	0.44	(0.79)	(0.35)	(0.60)	0.00	(0.04)	(0.64)

03/31/2015	11.17	0.22	0.00	0.22	(0.21)	0.00	0.00	(0.21)
I-3

04/27/2018 - 03/31/2019	10.77	0.39	(0.01)	0.38	(0.34)	0.00	0.00	(0.34)
Class A

03/31/2019	10.81	0.42	(0.08)	0.34	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.91	0.44	(0.05)	0.39	(0.49)	0.00	0.00	(0.49)

03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)

03/31/2016	11.18	0.41	(0.79)	(0.38)	(0.57)	0.00	(0.04)	(0.61)

03/31/2015	11.17	0.19	0.00	0.19	(0.18)	0.00	0.00	(0.18)
Class C

03/31/2019	10.81	0.34	(0.08)	0.26	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.91	0.35	(0.04)	0.31	(0.41)	0.00	0.00	(0.41)

03/31/2017	10.20	0.46	0.36	0.82	(0.11)	0.00	0.00	(0.11)

03/31/2016	11.18	0.33	(0.79)	(0.46)	(0.48)	0.00	(0.04)	(0.52)

03/31/2015	11.14	0.11	0.00	0.11	(0.07)	0.00	0.00	(0.07)
Class R

03/31/2019	10.81	0.40	(0.09)	0.31	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.91	0.41	(0.04)	0.37	(0.47)	0.00	0.00	(0.47)

03/31/2017	10.19	0.51	0.38	0.89	(0.17)	0.00	0.00	(0.17)

03/31/2016	11.17	0.39	(0.79)	(0.40)	(0.54)	0.00	(0.04)	(0.58)

03/31/2015	11.18	0.17	(0.01)	0.16	(0.17)	0.00	0.00	(0.17)

PIMCO Extended Duration Fund
Institutional Class

03/31/2019	$7.58	$0.20	$0.33	$0.53	$(0.19)	$(0.08)	$(0.01)	$(0.28)

03/31/2018	7.44	0.22	0.24	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.23	(0.86)	(0.63)	(0.22)	(0.37)	0.00	(0.59)

03/31/2016	9.02	0.22	(0.19)	0.03	(0.26)	(0.13)	0.00	(0.39)

03/31/2015	6.76	0.22	2.24	2.46	(0.20)	0.00	0.00	(0.20)
I-2

03/31/2019	7.58	0.19	0.33	0.52	(0.18)	(0.08)	(0.01)	(0.27)

03/31/2018	7.44	0.21	0.25	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.22	(0.86)	(0.64)	(0.21)	(0.37)	0.00	(0.58)

03/31/2016	9.02	0.21	(0.19)	0.02	(0.25)	(0.13)	0.00	(0.38)

03/31/2015	6.76	0.21	2.25	2.46	(0.20)	0.00	0.00	(0.20)

PIMCO GNMA and Government Securities Fund
Institutional Class

03/31/2019	$10.80	$0.28	$0.21	$0.49	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2018	11.11	0.24	(0.23)	0.01	(0.32)	0.00	0.00	(0.32)

03/31/2017	11.36	0.21	(0.12)	0.09	(0.34)	0.00	0.00	(0.34)

03/31/2016	11.41	0.18	0.05	0.23	(0.27)	0.00	(0.01)	(0.28)

03/31/2015	11.12	0.20	0.33	0.53	(0.24)	0.00	0.00	(0.24)
I-2

03/31/2019	10.80	0.27	0.21	0.48	(0.34)	0.00	0.00	(0.34)

03/31/2018	11.11	0.22	(0.22)	0.00	(0.31)	0.00	0.00	(0.31)

03/31/2017	11.36	0.19	(0.12)	0.07	(0.32)	0.00	0.00	(0.32)

03/31/2016	11.41	0.18	0.04	0.22	(0.26)	0.00	(0.01)	(0.27)

03/31/2015	11.12	0.20	0.32	0.52	(0.23)	0.00	0.00	(0.23)

22	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.81	3.59%	$3,019,494	1.00%		1.01%		0.80%		0.81%		4.33%	307%

10.81	4.05	2,516,446	0.94	(c)(d)	0.94	(c)(d)	0.86	(c)(d)	0.86	(c)(d)	4.38	138

10.91	9.48	2,715,487	1.09		1.09		0.90		0.90		5.45	275

10.19	(3.09)	2,841,833	0.99		0.99		0.90		0.90		4.20	389

11.18	2.11	6,729,631	0.90		0.90		0.90		0.90		2.04	270

10.81	3.49	451,788	1.10		1.11		0.90		0.91		4.20	307

10.81	3.95	311,754	1.04	(d)(e)	1.04	(d)(e)	0.96	(d)(e)	0.96	(d)(e)	4.28	138

10.91	9.37	307,329	1.19		1.19		1.00		1.00		5.92	275

10.19	(3.19)	1,148,901	1.09		1.09		1.00		1.00		4.13	389

11.18	2.01	1,499,109	1.00		1.00		1.00		1.00		1.96	270

10.81	3.57	3,807	1.15	*	1.21	*	0.95	*	1.01	*	3.97 *	307

10.81	3.18	252,532	1.40		1.41		1.20		1.21		3.95	307

10.81	3.64	282,645	1.34	(d)(f)	1.34	(d)(f)	1.26	(d)(f)	1.26	(d)(f)	3.99	138

10.91	9.04	227,510	1.49		1.49		1.30		1.30		5.11	275

10.19	(3.48)	314,002	1.39		1.39		1.30		1.30		3.82	389

11.18	1.70	564,715	1.30		1.30		1.30		1.30		1.65	270

10.81	2.41	148,113	2.15		2.16		1.95		1.96		3.21	307

10.81	2.86	192,440	2.09	(d)(f)	2.09	(d)(f)	2.01	(d)(f)	2.01	(d)(f)	3.21	138

10.91	8.12	256,511	2.24		2.24		2.05		2.05		4.36	275

10.20	(4.15)	346,268	2.14		2.14		2.05		2.05		3.07	389

11.18	0.97	568,739	2.05		2.05		2.05		2.05		0.98	270

10.81	2.92	6,710	1.65		1.66		1.45		1.46		3.69	307

10.81	3.38	6,720	1.59	(d)(f)	1.59	(d)(f)	1.51	((d)(f)	1.51	(d)(f)	3.72	138

10.91	8.77	7,531	1.74		1.74		1.55		1.55		4.84	275

10.19	(3.64)	8,045	1.64		1.64		1.55		1.55		3.58	389

11.17	1.41	12,330	1.55		1.55		1.55		1.55		1.53	270

$7.83	7.35%	$1,179,560	1.17%		1.17%		0.50%		0.50%		2.73%	150%

7.58	6.10	1,246,628	0.94		0.94		0.50		0.50		2.85	138

7.44	(7.15)	1,125,339	0.68		0.68		0.50		0.50		2.81	93

8.66	0.76	400,312	0.53		0.53		0.50		0.50		2.73	96

9.02	36.91	394,852	0.51		0.51		0.50		0.50		2.80	68

7.83	7.25	73,261	1.27		1.27		0.60		0.60		2.59	150

7.58	6.00	43,436	1.04		1.04		0.60		0.60		2.74	138

7.44	(7.25)	41,075	0.78		0.78		0.60		0.60		2.52	93

8.66	0.66	60,581	0.63		0.63		0.60		0.60		2.60	96

9.02	36.78	25,862	0.61		0.61		0.60		0.60		2.69	68

$10.94	4.60%	$314,613	0.71%		0.71%		0.50%		0.50%		2.62%	862%

10.80	0.08	296,502	0.53		0.53		0.50		0.50		2.14	1,049

11.11	0.75	296,252	0.51		0.51		0.50		0.50		1.82	1,536

11.36	2.04	347,336	0.50		0.50		0.50		0.50		1.62	1,609

11.41	4.85	314,908	0.50		0.50		0.50		0.50		1.79	1,880

10.94	4.50	108,751	0.81		0.81		0.60		0.60		2.53	862

10.80	(0.01)	86,645	0.63		0.63		0.60		0.60		2.03	1,049

11.11	0.65	63,938	0.61		0.61		0.60		0.60		1.70	1,536

11.36	1.94	90,151	0.60		0.60		0.60		0.60		1.56	1,609

11.41	4.74	59,958	0.60		0.60		0.60		0.60		1.73	1,880

ANNUAL REPORT	MARCH 31, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO GNMA and Government Securities Fund (Cont.)
I-3

01/31/2019 - 03/31/2019	$10.85	$0.05	$0.10	$0.15	$(0.06)	$0.00	$0.00	$(0.06)
Class A

03/31/2019	10.80	0.24	0.20	0.44	(0.30)	0.00	0.00	(0.30)

03/31/2018	11.11	0.19	(0.22)	(0.03)	(0.28)	0.00	0.00	(0.28)

03/31/2017	11.36	0.16	(0.12)	0.04	(0.29)	0.00	0.00	(0.29)

03/31/2016	11.41	0.14	0.04	0.18	(0.22)	0.00	(0.01)	(0.23)

03/31/2015	11.12	0.15	0.34	0.49	(0.20)	0.00	0.00	(0.20)
Class C

03/31/2019	10.80	0.15	0.21	0.36	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.11	0.11	(0.22)	(0.11)	(0.20)	0.00	0.00	(0.20)

03/31/2017	11.36	0.08	(0.12)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2016	11.41	0.05	0.05	0.10	(0.14)	0.00	(0.01)	(0.15)

03/31/2015	11.12	0.07	0.33	0.40	(0.11)	0.00	0.00	(0.11)

PIMCO Long Duration Total Return Fund
Institutional Class

03/31/2019	$10.56	$0.40	$0.17	$0.57	$(0.39)	$(0.12)	$0.00	$(0.51)

03/31/2018	10.63	0.45	0.19	0.64	(0.44)	(0.27)	0.00	(0.71)

03/31/2017	11.29	0.49	(0.12)	0.37	(0.48)	(0.55)	0.00	(1.03)

03/31/2016	12.30	0.50	(0.60)	(0.10)	(0.60)	(0.31)	0.00	(0.91)

03/31/2015	11.07	0.48	1.21	1.69	(0.46)	0.00	0.00	(0.46)
I-2

03/31/2019	10.56	0.39	0.17	0.56	(0.38)	(0.12)	0.00	(0.50)

03/31/2018	10.63	0.44	0.19	0.63	(0.43)	(0.27)	0.00	(0.70)

03/31/2017	11.29	0.48	(0.12)	0.36	(0.47)	(0.55)	0.00	(1.02)

03/31/2016	12.30	0.49	(0.60)	(0.11)	(0.59)	(0.31)	0.00	(0.90)

03/31/2015	11.07	0.47	1.21	1.68	(0.45)	0.00	0.00	(0.45)
Class A

03/31/2019	10.56	0.36	0.17	0.53	(0.35)	(0.12)	0.00	(0.47)

09/08/2017 - 03/31/2018	11.31	0.25	(0.50)	(0.25)	(0.23)	(0.27)	0.00	(0.50)
Class C

03/31/2019	10.56	0.27	0.18	0.45	(0.27)	(0.12)	0.00	(0.39)

01/05/2018 - 03/31/2018	10.94	0.07	(0.38)	(0.31)	(0.07)	0.00	0.00	(0.07)

PIMCO Long-Term U.S. Government Fund
Institutional Class

03/31/2019	$6.01	$0.16	$0.18	$0.34	$(0.16)	$(0.03)	$0.00	$(0.19)

03/31/2018	5.98	0.16	0.05	0.21	(0.16)	(0.02)	0.00	(0.18)

03/31/2017	6.44	0.17	(0.44)	(0.27)	(0.17)	(0.02)	0.00	(0.19)

03/31/2016	11.49	0.30	(0.46)	(0.16)	(0.27)	(4.62)	0.00	(4.89)

03/31/2015	9.79	0.30	1.67	1.97	(0.27)	0.00	0.00	(0.27)
I-2

03/31/2019	6.01	0.15	0.19	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.15	0.05	0.20	(0.15)	(0.02)	0.00	(0.17)

03/31/2017	6.44	0.17	(0.45)	(0.28)	(0.16)	(0.02)	0.00	(0.18)

03/31/2016	11.49	0.28	(0.45)	(0.17)	(0.26)	(4.62)	0.00	(4.88)

03/31/2015	9.79	0.29	1.67	1.96	(0.26)	0.00	0.00	(0.26)
Administrative Class

03/31/2019	6.01	0.14	0.19	0.33	(0.15)	(0.03)	0.00	(0.18)

03/31/2018	5.98	0.15	0.04	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.16	(0.45)	(0.29)	(0.15)	(0.02)	0.00	(0.17)

03/31/2016	11.49	0.28	(0.46)	(0.18)	(0.25)	(4.62)	0.00	(4.87)

03/31/2015	9.79	0.28	1.66	1.94	(0.24)	0.00	0.00	(0.24)
Class A

03/31/2019	6.01	0.14	0.18	0.32	(0.14)	(0.03)	0.00	(0.17)

03/31/2018	5.98	0.14	0.05	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)

03/31/2016	11.49	0.26	(0.45)	(0.19)	(0.24)	(4.62)	0.00	(4.86)

03/31/2015	9.79	0.26	1.67	1.93	(0.23)	0.00	0.00	(0.23)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.94	1.37%	$10	0.86	%*	0.91	%*	0.65	%*	0.70	%*	2.99	%*	862%

10.94	4.19	205,514	1.11		1.11		0.90		0.90		2.22		862

10.80	(0.31)	218,142	0.93		0.93		0.90		0.90		1.75		1,049

11.11	0.35	173,854	0.91		0.91		0.90		0.90		1.43		1,536

11.36	1.63	232,328	0.90		0.90		0.90		0.90		1.20		1,609

11.41	4.43	265,934	0.90		0.90		0.90		0.90		1.37		1,880

10.94	3.41	40,513	1.86		1.86		1.65		1.65		1.45		862

10.80	(1.06)	51,216	1.68		1.68		1.65		1.65		0.98		1,049

11.11	(0.40)	74,234	1.66		1.66		1.65		1.65		0.68		1,536

11.36	0.88	91,958	1.65		1.65		1.65		1.65		0.45		1,609

11.41	3.65	109,530	1.65		1.65		1.65		1.65		0.62		1,880

$10.62	5.72%	$3,599,618	0.97%		0.97%		0.50%		0.50%		3.96%		189%

10.56	5.95	2,945,114	1.00		1.00		0.50		0.50		4.09		156

10.63	3.52	2,790,764	0.69		0.69		0.50		0.50		4.34		116

11.29	(0.40)	2,949,533	0.55		0.55		0.50		0.50		4.38		59

12.30	15.52	4,376,514	0.52		0.52		0.50		0.50		4.09		76

10.62	5.62	48,245	1.07		1.07		0.60		0.60		3.84		189

10.56	5.84	29,416	1.10		1.10		0.60		0.60		4.03		156

10.63	3.42	9,939	0.79		0.79		0.60		0.60		4.24		116

11.29	(0.50)	11,164	0.65		0.65		0.60		0.60		4.27		59

12.30	15.40	19,954	0.62		0.62		0.60		0.60		4.00		76

10.62	5.31	16,084	1.37		1.37		0.90		0.90		3.57		189

10.56	(2.27)	19,215	1.40	*	1.40	*	0.90	*	0.90	*	4.26	*	156

10.62	4.53	354	2.12		2.12		1.65		1.65		2.69		189

10.56	(2.85)	36	2.15	*	2.15	*	1.65	*	1.65	*	3.08	*	156

$6.16	5.95%	$565,854	0.965%		0.965%		0.475%		0.475%		2.67%		141%

6.01	3.47	1,240,260	0.775		0.775		0.475		0.475		2.62		148

5.98	(4.21)	1,450,163	0.655		0.655		0.475		0.475		2.77		61

6.44	1.82	304,991	0.535		0.535		0.475		0.475		3.23		101

11.49	20.35	318,988	0.495		0.495		0.475		0.475		2.77		244

6.16	5.84	55,408	1.065		1.065		0.575		0.575		2.55		141

6.01	3.37	48,727	0.875		0.875		0.575		0.575		2.53		148

5.98	(4.31)	39,443	0.755		0.755		0.575		0.575		2.64		61

6.44	1.72	82,647	0.635		0.635		0.575		0.575		3.11		101

11.49	20.23	81,521	0.595		0.595		0.575		0.575		2.73		244

6.16	5.69	11,292	1.215		1.215		0.725		0.725		2.42		141

6.01	3.22	17,398	1.025		1.025		0.725		0.725		2.37		148

5.98	(4.46)	20,222	0.905		0.905		0.725		0.725		2.50		61

6.44	1.57	27,613	0.785		0.785		0.725		0.725		3.00		101

11.49	20.05	54,522	0.745		0.745		0.725		0.725		2.60		244

6.16	5.59	104,513	1.315		1.315		0.825		0.825		2.32		141

6.01	3.11	100,379	1.125		1.125		0.825		0.825		2.28		148

5.98	(4.55)	100,476	1.005		1.005		0.825		0.825		2.40		61

6.44	1.47	159,606	0.885		0.885		0.825		0.825		2.88		101

11.49	19.93	198,176	0.845		0.845		0.825		0.825		2.49		244

ANNUAL REPORT	MARCH 31, 2019	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term U.S. Government Fund (Cont.)
Class C

03/31/2019	$6.01	$0.09	$0.19	$0.28	$(0.10)	$(0.03)	$0.00	$(0.13)

03/31/2018	5.98	0.09	0.05	0.14	(0.09)	(0.02)	0.00	(0.11)

03/31/2017	6.44	0.11	(0.45)	(0.34)	(0.10)	(0.02)	0.00	(0.12)

03/31/2016	11.49	0.19	(0.45)	(0.26)	(0.17)	(4.62)	0.00	(4.79)

03/31/2015	9.79	0.18	1.67	1.85	(0.15)	0.00	0.00	(0.15)

PIMCO Moderate Duration Fund
Institutional Class

03/31/2019	$10.09	$0.30	$0.04	$0.34	$(0.27)	$0.00	$0.00	$(0.27)

03/31/2018	10.15	0.22	(0.10)	0.12	(0.18)	0.00	0.00	(0.18)

03/31/2017	10.13	0.26	(0.04)	0.22	(0.20)	0.00	0.00	(0.20)

03/31/2016	10.53	0.27	(0.21)	0.06	(0.28)	(0.18)	0.00	(0.46)

03/31/2015	10.63	0.20	0.19	0.39	(0.35)	(0.14)	0.00	(0.49)
I-2

03/31/2019	10.09	0.29	0.04	0.33	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.15	0.21	(0.10)	0.11	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.13	0.25	(0.04)	0.21	(0.19)	0.00	0.00	(0.19)

03/31/2016	10.53	0.25	(0.21)	0.04	(0.26)	(0.18)	0.00	(0.44)

03/31/2015	10.63	0.19	0.19	0.38	(0.34)	(0.14)	0.00	(0.48)

PIMCO Mortgage-Backed Securities Fund
Institutional Class

03/31/2019	$10.35	$0.32	$0.16	$0.48	$(0.38)	$0.00	$0.00	$(0.38)

03/31/2018	10.44	0.28	(0.05)	0.23	(0.32)	0.00	0.00	(0.32)

03/31/2017	10.56	0.25	(0.04)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2016	10.57	0.18	0.08	0.26	(0.27)	0.00	0.00	(0.27)

03/31/2015	10.29	0.20	0.36	0.56	(0.27)	0.00	(0.01)	(0.28)
I-2

03/31/2019	10.35	0.31	0.16	0.47	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.44	0.27	(0.05)	0.22	(0.31)	0.00	0.00	(0.31)

03/31/2017	10.56	0.24	(0.04)	0.20	(0.32)	0.00	0.00	(0.32)

03/31/2016	10.57	0.17	0.08	0.25	(0.26)	0.00	0.00	(0.26)

03/31/2015	10.29	0.19	0.36	0.55	(0.26)	0.00	(0.01)	(0.27)
I-3

04/27/2018 - 03/31/2019	10.28	0.30	0.21	0.51	(0.34)	0.00	0.00	(0.34)
Class A

03/31/2019	10.35	0.27	0.17	0.44	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.44	0.24	(0.05)	0.19	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)

03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)

03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)
Class C

03/31/2019	10.35	0.20	0.16	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.44	0.16	(0.05)	0.11	(0.20)	0.00	0.00	(0.20)

03/31/2017	10.56	0.13	(0.04)	0.09	(0.21)	0.00	0.00	(0.21)

03/31/2016	10.57	0.06	0.08	0.14	(0.15)	0.00	0.00	(0.15)

03/31/2015	10.29	0.08	0.36	0.44	(0.15)	0.00	(0.01)	(0.16)

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class

03/31/2019	$11.02	$0.44	$(0.13)	$0.31	$(0.47)	$0.00	$0.00	$(0.47)

03/31/2018	10.97	0.41	0.04	0.45	(0.40)	0.00	0.00	(0.40)

03/31/2017	10.94	0.45	0.15	0.60	(0.57)	0.00	0.00	(0.57)

03/31/2016	11.15	0.40	(0.15)	0.25	(0.46)	0.00	0.00	(0.46)

03/31/2015	11.06	0.35	0.14	0.49	(0.40)	0.00	0.00	(0.40)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.16	4.80%	$13,027	2.065%	2.065%	1.575%	1.575%	1.57%	141%

6.01	2.34	14,961	1.875	1.875	1.575	1.575	1.52	148

5.98	(5.27)	24,735	1.755	1.755	1.575	1.575	1.65	61

6.44	0.71	32,026	1.635	1.635	1.575	1.575	2.11	101

11.49	19.05	35,839	1.595	1.595	1.575	1.575	1.73	244

$10.16	3.45%	$1,449,803	0.60%	0.60%	0.46%	0.46%	2.97%	392%

10.09	1.18	1,363,477	0.51	0.51	0.46	0.46	2.16	306

10.15	2.23	1,358,377	0.50	0.50	0.46	0.46	2.53	269

10.13	0.54	1,463,730	0.48	0.48	0.46	0.46	2.61	217

10.53	3.75	1,709,990	0.46	0.46	0.46	0.46	1.85	254

10.16	3.34	6,062	0.70	0.70	0.56	0.56	2.87	392

10.09	1.08	5,390	0.61	0.61	0.56	0.56	2.06	306

10.15	2.13	6,434	0.60	0.60	0.56	0.56	2.44	269

10.13	0.44	6,800	0.58	0.58	0.56	0.56	2.46	217

10.53	3.65	5,285	0.56	0.56	0.56	0.56	1.79	254

$10.45	4.74%	$93,074	0.75%	0.75%	0.50%	0.50%	3.09%	790%

10.35	2.25	105,852	0.52	0.52	0.50	0.50	2.70	949

10.44	2.04	116,443	0.50	0.50	0.50	0.50	2.39	1,611

10.56	2.46	118,641	0.50	0.50	0.50	0.50	1.75	1,930

10.57	5.49	103,968	0.50	0.50	0.50	0.50	1.90	1,501

10.45	4.64	9,964	0.85	0.85	0.60	0.60	3.03	790

10.35	2.15	6,430	0.62	0.62	0.60	0.60	2.60	949

10.44	1.94	7,933	0.60	0.60	0.60	0.60	2.28	1,611

10.56	2.36	9,898	0.60	0.60	0.60	0.60	1.65	1,930

10.57	5.38	8,150	0.60	0.60	0.60	0.60	1.82	1,501

10.45	5.06	111	0.90 *	0.95 *	0.65 *	0.70 *	3.18 *	790

10.45	4.32	38,041	1.15	1.15	0.90	0.90	2.67	790

10.35	1.84	52,447	0.92	0.92	0.90	0.90	2.33	949

10.44	1.63	23,161	0.90	0.90	0.90	0.90	1.99	1,611

10.56	2.05	29,497	0.90	0.90	0.90	0.90	1.34	1,930

10.57	5.07	28,247	0.90	0.90	0.90	0.90	1.52	1,501

10.45	3.55	3,982	1.90	1.90	1.65	1.65	1.92	790

10.35	1.08	5,479	1.67	1.67	1.65	1.65	1.53	949

10.44	0.87	9,226	1.65	1.65	1.65	1.65	1.24	1,611

10.56	1.29	11,143	1.65	1.65	1.65	1.65	0.59	1,930

10.57	4.28	11,110	1.65	1.65	1.65	1.65	0.77	1,501

$10.86	2.86%	$3,890,521	1.37%	1.37%	0.60%	0.60%	4.01%	791%

11.02	4.16	3,298,892	1.02	1.02	0.60	0.60	3.73	721

10.97	5.61	2,058,869	0.78	0.78	0.60	0.60	4.03	1,268

10.94	2.24	1,400,621	0.69	0.69	0.60	0.60	3.60	1,146

11.15	4.47	1,183,060	0.61	0.61	0.60	0.60	3.15	1,133

ANNUAL REPORT	MARCH 31, 2019	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage Opportunities and Bond Fund (Cont.)
I-2

03/31/2019	$11.02	$0.43	$(0.13)	$0.30	$(0.46)	$0.00	$0.00	$(0.46)

03/31/2018	10.97	0.40	0.04	0.44	(0.39)	0.00	0.00	(0.39)

03/31/2017	10.94	0.47	0.12	0.59	(0.56)	0.00	0.00	(0.56)

03/31/2016	11.15	0.41	(0.18)	0.23	(0.44)	0.00	0.00	(0.44)

03/31/2015	11.06	0.34	0.14	0.48	(0.39)	0.00	0.00	(0.39)
I-3

04/27/2018 - 03/31/2019	10.97	0.39	(0.08)	0.31	(0.42)	0.00	0.00	(0.42)
Class A

03/31/2019	11.02	0.39	(0.13)	0.26	(0.42)	0.00	0.00	(0.42)

03/31/2018	10.97	0.37	0.04	0.41	(0.36)	0.00	0.00	(0.36)

03/31/2017	10.94	0.41	0.15	0.56	(0.53)	0.00	0.00	(0.53)

03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)

03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)
Class C

03/31/2019	11.02	0.31	(0.13)	0.18	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.97	0.28	0.05	0.33	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.94	0.33	0.14	0.47	(0.44)	0.00	0.00	(0.44)

03/31/2016	11.15	0.28	(0.16)	0.12	(0.33)	0.00	0.00	(0.33)

03/31/2015	11.06	0.23	0.13	0.36	(0.27)	0.00	0.00	(0.27)

PIMCO Strategic Bond Fund
Institutional Class

03/31/2019	$10.61	$0.27	$0.14	$0.41	$(0.30)	$0.00	$0.00	$(0.30)

03/31/2018	10.48	0.35	0.29	0.64	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.91	0.35	0.48	0.83	(0.26)	0.00	0.00	(0.26)

03/31/2016	10.51	0.33	(0.43)	(0.10)	(0.50)	0.00	0.00	(0.50)

03/31/2015	10.64	0.26	(0.10)	0.16	(0.29)	0.00	0.00	(0.29)
I-2

03/31/2019	10.61	0.26	0.14	0.40	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.48	0.35	0.28	0.63	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.91	0.33	0.49	0.82	(0.25)	0.00	0.00	(0.25)

03/31/2016	10.51	0.32	(0.43)	(0.11)	(0.49)	0.00	0.00	(0.49)

03/31/2015	10.64	0.25	(0.10)	0.15	(0.28)	0.00	0.00	(0.28)
Class A

03/31/2019	10.61	0.23	0.14	0.37	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.48	0.31	0.29	0.60	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.91	0.31	0.48	0.79	(0.22)	0.00	0.00	(0.22)

03/31/2016	10.51	0.29	(0.43)	(0.14)	(0.46)	0.00	0.00	(0.46)

03/31/2015	10.64	0.22	(0.10)	0.12	(0.25)	0.00	0.00	(0.25)
Class C

03/31/2019	10.61	0.15	0.14	0.29	(0.18)	0.00	0.00	(0.18)

03/31/2018	10.48	0.23	0.29	0.52	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.91	0.23	0.49	0.72	(0.15)	0.00	0.00	(0.15)

03/31/2016	10.50	0.22	(0.43)	(0.21)	(0.38)	0.00	0.00	(0.38)

03/31/2015	10.63	0.14	(0.11)	0.03	(0.16)	0.00	0.00	(0.16)

PIMCO Total Return Fund II
Institutional Class

03/31/2019	$9.48	$0.29	$0.18	$0.47	$(0.31)	$0.00	$0.00	$(0.31)

03/31/2018	9.58	0.24	(0.08)	0.16	(0.24)	(0.01)	(0.01)	(0.26)

03/31/2017	9.68	0.25	0.00	0.25	(0.32)	(0.02)	(0.01)	(0.35)

03/31/2016	10.30	0.27	(0.22)	0.05	(0.27)	(0.40)	0.00	(0.67)

03/31/2015	10.29	0.19	0.25	0.44	(0.25)	(0.18)	0.00	(0.43)
I-2

03/31/2019	9.48	0.27	0.19	0.46	(0.30)	0.00	0.00	(0.30)

03/31/2018	9.58	0.23	(0.08)	0.15	(0.23)	(0.01)	(0.01)	(0.25)

03/31/2017	9.68	0.24	0.00	0.24	(0.31)	(0.02)	(0.01)	(0.34)

03/31/2016	10.30	0.27	(0.23)	0.04	(0.26)	(0.40)	0.00	(0.66)

03/31/2015	10.29	0.18	0.25	0.43	(0.24)	(0.18)	0.00	(0.42)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.86	2.76%	$717,678	1.47%		1.47%		0.70%		0.70%		3.90%	791%

11.02	4.06	616,556	1.12		1.12		0.70		0.70		3.63	721

10.97	5.49	326,786	0.88		0.88		0.70		0.70		4.24	1,268

10.94	2.12	542,161	0.79		0.79		0.70		0.70		3.71	1,146

11.15	4.36	90,964	0.71		0.71		0.70		0.70		3.05	1,133

10.86	2.93	18,516	1.52	*	1.57	*	0.75	*	0.80	*	3.92 *	791

10.86	2.45	248,356	1.77		1.77		1.00		1.00		3.61	791

11.02	3.75	193,516	1.42		1.42		1.00		1.00		3.34	721

10.97	5.19	63,638	1.18		1.18		1.00		1.00		3.66	1,268

10.94	1.83	52,249	1.09		1.09		1.00		1.00		3.28	1,146

11.15	4.05	19,566	1.01		1.01		1.00		1.00		2.78	1,133

10.86	1.69	33,643	2.52		2.52		1.75		1.75		2.86	791

11.02	2.99	28,967	2.17		2.17		1.75		1.75		2.56	721

10.97	4.40	23,413	1.93		1.93		1.75		1.75		2.94	1,268

10.94	1.07	23,035	1.84		1.84		1.75		1.75		2.54	1,146

11.15	3.28	9,313	1.76		1.76		1.75		1.75		2.03	1,133

$10.72	3.90%	$89,156	0.64	%(g)	0.66	%(g)	0.60	%(g)	0.62	%(g)	2.54%	294%

10.61	6.21	33,299	0.72		0.72		0.70		0.70		3.26	154

10.48	8.52	68,762	0.71		0.71		0.70		0.70		3.40	316

9.91	(0.94)	78,600	0.71		0.71		0.70		0.70		3.24	441

10.51	1.47	161,925	0.70		0.70		0.70		0.70		2.42	297

10.72	3.80	54,627	0.74	(g)	0.76	(g)	0.70	(g)	0.72	(g)	2.44	294

10.61	6.11	17,669	0.82		0.82		0.80		0.80		3.27	154

10.48	8.41	9,217	0.81		0.81		0.80		0.80		3.25	316

9.91	(1.04)	40,520	0.81		0.81		0.80		0.80		3.13	441

10.51	1.37	77,012	0.80		0.80		0.80		0.80		2.33	297

10.72	3.49	50,086	1.04	(g)	1.06	(g)	1.00	(g)	1.02	(g)	2.19	294

10.61	5.79	30,996	1.12		1.12		1.10		1.10		2.95	154

10.48	8.09	25,593	1.11		1.11		1.10		1.10		3.02	316

9.91	(1.34)	19,988	1.11		1.11		1.10		1.10		2.85	441

10.51	1.07	29,502	1.10		1.10		1.10		1.10		2.02	297

10.72	2.72	8,203	1.79	(g)	1.81	(g)	1.75	(g)	1.77	(g)	1.39	294

10.61	5.01	3,910	1.87		1.87		1.85		1.85		2.19	154

10.48	7.27	4,938	1.86		1.86		1.85		1.85		2.25	316

9.91	(2.02)	7,451	1.86		1.86		1.85		1.85		2.10	441

10.50	0.27	11,102	1.85		1.85		1.85		1.85		1.28	297

$9.64	5.04%	$497,650	0.85%		0.85%		0.50%		0.50%		3.06%	587%

9.48	1.67	590,406	0.57		0.57		0.50		0.50		2.46	605

9.58	2.60	566,900	0.56		0.56		0.50		0.50		2.54	595

9.68	0.66	774,684	0.56		0.56		0.50		0.50		2.76	516

10.30	4.30	1,048,223	0.50		0.50		0.50		0.50		1.86	363

9.64	4.92	2,229	0.95		0.95		0.60		0.60		2.87	587

9.48	1.57	13,119	0.67		0.67		0.60		0.60		2.37	605

9.58	2.50	11,355	0.66		0.66		0.60		0.60		2.43	595

9.68	0.55	10,534	0.66		0.66		0.60		0.60		2.76	516

10.30	4.19	11,371	0.60		0.60		0.60		0.60		1.75	363

ANNUAL REPORT	MARCH 31, 2019	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return Fund II (Cont.)
Administrative Class

03/31/2019	$9.48	$0.27	$0.17	$0.44	$(0.28)	$0.00	$0.00	$(0.28)

03/31/2018	9.58	0.21	(0.07)	0.14	(0.22)	(0.01)	(0.01)	(0.24)

03/31/2017	9.68	0.22	0.00	0.22	(0.29)	(0.02)	(0.01)	(0.32)

03/31/2016	10.30	0.25	(0.22)	0.03	(0.25)	(0.40)	0.00	(0.65)

03/31/2015	10.29	0.17	0.24	0.41	(0.22)	(0.18)	0.00	(0.40)

PIMCO Total Return Fund IV
Institutional Class

03/31/2019	$10.26	$0.27	$0.15	$0.42	$(0.28)	$0.00	$0.00	$(0.28)

03/31/2018	10.28	0.20	(0.03)	0.17	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	10.37	0.23	(0.02)	0.21	(0.26)	(0.04)	0.00	(0.30)

03/31/2016	10.74	0.23	(0.21)	0.02	(0.22)	(0.17)	0.00	(0.39)

03/31/2015	10.52	0.13	0.36	0.49	(0.20)	(0.07)	0.00	(0.27)
Class A

03/31/2019	10.26	0.23	0.15	0.38	(0.24)	0.00	0.00	(0.24)

03/31/2018	10.28	0.16	(0.02)	0.14	(0.11)	0.00	(0.05)	(0.16)

03/31/2017	10.37	0.20	(0.02)	0.18	(0.23)	(0.04)	0.00	(0.27)

03/31/2016	10.74	0.19	(0.21)	(0.02)	(0.18)	(0.17)	0.00	(0.35)

03/31/2015	10.52	0.09	0.36	0.45	(0.16)	(0.07)	0.00	(0.23)

PIMCO Total Return ESG Fund
Institutional Class

03/31/2019	$8.95	$0.25	$0.08	$0.33	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2018	9.00	0.20	(0.07)	0.13	(0.17)	0.00	(0.01)	(0.18)

03/31/2017	9.04	0.28	(0.05)	0.23	(0.26)	(0.01)	0.00	(0.27)

03/31/2016	9.48	0.29	(0.30)	(0.01)	(0.27)	(0.14)	(0.02)	(0.43)

03/31/2015	9.46	0.19	0.34	0.53	(0.42)	(0.09)	0.00	(0.51)
I-2

03/31/2019	8.95	0.24	0.08	0.32	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.00	0.19	(0.07)	0.12	(0.16)	0.00	(0.01)	(0.17)

03/31/2017	9.04	0.27	(0.05)	0.22	(0.25)	(0.01)	0.00	(0.26)

03/31/2016	9.48	0.28	(0.30)	(0.02)	(0.26)	(0.14)	(0.02)	(0.42)

03/31/2015	9.46	0.18	0.33	0.51	(0.40)	(0.09)	0.00	(0.49)
Administrative Class

03/31/2019	8.95	0.22	0.09	0.31	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.00	0.17	(0.06)	0.11	(0.15)	0.00	(0.01)	(0.16)

03/31/2017	9.04	0.26	(0.06)	0.20	(0.23)	(0.01)	0.00	(0.24)

03/31/2016	9.48	0.27	(0.30)	(0.03)	(0.25)	(0.14)	(0.02)	(0.41)

03/31/2015	9.46	0.17	0.33	0.50	(0.39)	(0.09)	0.00	(0.48)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(d)	Effective October 2, 2017, the Class’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.
(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(f)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(g)	Effective October 1, 2018, the Class’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25%

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.64	4.78%	$10,970	1.10%	1.10%	0.75%	0.75%	2.83%	587%

9.48	1.42	11,397	0.82	0.82	0.75	0.75	2.20	605

9.58	2.34	12,993	0.81	0.81	0.75	0.75	2.30	595

9.68	0.40	13,754	0.81	0.81	0.75	0.75	2.53	516

10.30	4.04	21,822	0.75	0.75	0.75	0.75	1.60	363

$10.40	4.15%	$556,025	0.69%	0.69%	0.50%	0.50%	2.62%	579%

10.26	1.66	1,491,956	0.53	0.53	0.50	0.50	1.93	489

10.28	2.11	1,397,034	0.56	0.56	0.50	0.50	2.24	478

10.37	0.23	1,338,050	0.51	0.51	0.50	0.50	2.21	449

10.74	4.72	1,657,422	0.50	0.50	0.50	0.50	1.20	245

10.40	3.79	10,748	1.04	1.04	0.85	0.85	2.32	579

10.26	1.31	11,334	0.88	0.88	0.85	0.85	1.59	489

10.28	1.75	14,779	0.91	0.91	0.85	0.85	1.89	478

10.37	(0.12)	13,768	0.86	0.86	0.85	0.85	1.85	449

10.74	4.35	17,232	0.85	0.85	0.85	0.85	0.86	245

$9.04	3.81%	$1,022,259	0.84%	0.84%	0.50%	0.50%	2.80%	514%

8.95	1.46	899,667	0.67	0.67	0.50	0.50	2.15	506

9.00	2.49	982,948	0.59	0.59	0.50	0.50	3.09	557

9.04	(0.04)	950,316	0.55	0.55	0.50	0.50	3.22	454

9.48	5.68	1,142,618	0.51	0.51	0.50	0.50	2.00	291

9.04	3.71	124,601	0.94	0.94	0.60	0.60	2.71	514

8.95	1.36	90,213	0.77	0.77	0.60	0.60	2.06	506

9.00	2.39	44,690	0.69	0.69	0.60	0.60	3.00	557

9.04	(0.14)	50,953	0.65	0.65	0.60	0.60	3.10	454

9.48	5.56	51,653	0.61	0.61	0.60	0.60	1.92	291

9.04	3.55	43,323	1.09	1.09	0.75	0.75	2.55	514

8.95	1.20	43,916	0.92	0.92	0.75	0.75	1.91	506

9.00	2.23	25,964	0.84	0.84	0.75	0.75	2.90	557

9.04	(0.29)	57,746	0.80	0.80	0.75	0.75	3.00	454

9.48	5.40	90,842	0.76	0.76	0.75	0.75	1.76	291

ANNUAL REPORT	MARCH 31, 2019	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Assets:

Investments, at value
Investments in securities*	$3,723,595	$2,025,024	$1,190,248	$4,314,370	$1,209,532	$1,647,865
Investments in Affiliates	1,029,511	25,032	2,843	123,177	49,032	137,923
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,355	3,204	172	7,357	2,059	2,457
Over the counter	12,563	1,208	94	2,297	1,463	4,094
Cash	0	1	0	0	0	1
Deposits with counterparty	10,685	5,686	5,466	4,845	1,465	27,215
Foreign currency, at value	9,184	1,206	0	2,334	0	4,409
Receivable for investments sold	8,207	0	397	3,547	195	1,003
Receivable for investments sold on a delayed-delivery basis	0	0	0	6,600	0	0
Receivable for TBA investments sold	726,404	87,356	593,561	332,472	219,057	330,802
Receivable for Fund shares sold	2,457	88	1,593	417	19,243	4,169
Interest and/or dividends receivable	27,448	5,680	2,605	33,187	7,238	9,099
Dividends receivable from Affiliates	2,473	60	17	340	120	320
Reimbursement receivable from PIMCO	21	0	0	0	0	0
Other assets	0	0	0	1	0	0
Total Assets	5,556,903	2,154,545	1,796,996	4,830,944	1,509,404	2,169,357

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$210,651	$629,968	$101,133	$496,813	$420,486	$78,510
Payable for sale-buyback transactions	0	91,780	3,240	58,640	0	0
Payable for short sales	0	11,975	222,785	8,099	55,042	24,720
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,427	1,613	123	7,623	893	4,318
Over the counter	9,664	1,119	311	1,907	902	2,502
Payable for investments purchased	40,051	1,503	11,424	49,806	8	16,836
Payable for investments in Affiliates purchased	2,473	60	17	340	120	320
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	0	0
Payable for TBA investments purchased	1,370,603	146,664	782,176	516,897	270,327	578,821
Payable for unfunded loan commitments	9,400	0	0	0	0	0
Deposits from counterparty	15,200	16,017	4,522	8,391	9,038	5,581
Payable for Fund shares redeemed	5,200	518	1,110	16,401	2,117	1,007
Distributions payable	663	0	199	201	43	289
Overdraft due to custodian	3,202	0	158	0	0	0
Accrued investment advisory fees	1,819	250	139	756	135	308
Accrued supervisory and administrative fees	918	256	179	762	164	259
Accrued distribution fees	98	0	26	0	10	0
Accrued servicing fees	87	0	52	4	24	0
Other liabilities	3	1	1	3	1	21
Total Liabilities	1,674,459	901,724	1,127,595	1,166,643	759,310	713,492

Net Assets	$3,882,444	$1,252,821	$669,401	$3,664,301	$750,094	$1,455,865

Net Assets Consist of:

Paid in capital	$4,177,626	$1,196,416	$733,122	$3,517,392	$857,747	$1,488,973
Distributable earnings (accumulated loss)	(295,182)	56,405	(63,721)	146,909	(107,653)	(33,108)

Net Assets	$3,882,444	$1,252,821	$669,401	$3,664,301	$750,094	$1,455,865

Cost of investments in securities	$3,663,022	$1,948,167	$1,190,447	$4,168,744	$1,169,348	$1,630,666
Cost of investments in Affiliates	$1,031,730	$25,182	$2,843	$123,938	$49,348	$138,470
Cost of foreign currency held	$9,175	$1,219	$0	$2,357	$0	$4,455
Proceeds received on short sales	$0	$11,919	$221,357	$8,085	$54,940	$24,557
Cost or premiums of financial derivative instruments, net	$30,841	$1,580	$552	$942	$2,223	$(6,809)

* Includes repurchase agreements of:	$751	$473	$892	$984	$4,256	$1,925

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$240,015	$7,948,491	$176,167	$710,242	$813,139	$1,783,267
478	269,213	52,160	131,153	9,348	0

95	6,694	161	268	644	2,148
21	8,141	449	60	1,875	2,650
7	274	3	1	0	1
1,163	5,316	3,085	3,031	6,886	9,966
0	5,379	422	0	1,741	3,214
38	1,822	402	28	0	968
0	65,745	0	969	31,926	0
175,681	2,987,685	22,920	170,919	591,985	559,276
172	8,195	393	1,225	365	885
631	25,944	1,066	2,664	3,832	7,821
3	529	118	246	57	0
0	1	9	0	0	0
0	0	0	0	11	0
418,304	11,333,429	257,355	1,020,806	1,461,809	2,370,196

$23,866	$999,863	$0	$58,136	$0	$77,687
1,418	1,220,773	0	967	71,691	0
51,845	1,450,356	0	2,373	0	0

56	1,362	108	359	798	2,083
75	10,084	1,717	43	1,428	1,545
2,442	150,085	2,268	3,435	2,605	15,109
3	529	118	246	57	0
0	4,348	0	0	0	0
192,554	2,527,523	45,685	441,548	807,062	1,073,053
0	0	0	0	0	0
289	26,062	164	2,272	7,696	9,157
501	29,874	5,092	169	3,349	697
4	1,196	5	206	0	152
0	0	0	0	7	0
31	1,440	44	100	165	247
37	1,128	65	100	166	258
2	21	5	2	0	9
9	60	12	0	2	0
0	11	0	1	10	16
273,132	6,424,715	55,283	509,957	895,036	1,180,013

$145,172	$4,908,714	$202,072	$510,849	$566,773	$1,190,183

$155,687	$4,986,649	$201,696	$509,253	$598,218	$1,197,682
(10,515)	(77,935)	376	1,596	(31,445)	(7,499)

$145,172	$4,908,714	$202,072	$510,849	$566,773	$1,190,183

$236,976	$7,871,455	$172,341	$701,759	$812,443	$1,767,596
$478	$269,132	$52,146	$131,317	$9,347	$0
$0	$5,430	$433	$0	$1,896	$3,327
$51,587	$1,443,468	$0	$2,365	$0	$0
$317	$6,578	$(3,115)	$(253)	$(94)	$(2,584)

$1,460	$4,557	$257	$1,138	$1,061	$7,292

ANNUAL REPORT	MARCH 31, 2019	33

Statements of Assets and Liabilities (Cont.)

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Net Assets:

Institutional Class	$3,019,494	$1,179,560	$314,613	$3,599,618	$565,854	$1,449,803
I-2	451,788	73,261	108,751	48,245	55,408	6,062
I-3	3,807	N/A	10	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	11,292	N/A
Class A	252,532	N/A	205,514	16,084	104,513	N/A
Class C	148,113	N/A	40,513	354	13,027	N/A
Class R	6,710	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	279,452	150,633	28,758	339,038	91,910	142,748
I-2	41,814	9,356	9,940	4,544	9,000	597
I-3	352	N/A	1	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	1,834	N/A
Class A	23,372	N/A	18,785	1,515	16,976	N/A
Class C	13,708	N/A	3,703	33	2,116	N/A
Class R	621	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$10.81	$7.83	$10.94	$10.62	$6.16	$10.16
I-2	10.81	7.83	10.94	10.62	6.16	10.16
I-3	10.81	N/A	10.94	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	6.16	N/A
Class A	10.81	N/A	10.94	10.62	6.16	N/A
Class C	10.81	N/A	10.94	10.62	6.16	N/A
Class R	10.81	N/A	N/A	N/A	N/A	N/A

34	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$93,074	$3,890,521	$89,156	$497,650	$556,025	$1,022,259
9,964	717,678	54,627	2,229	N/A	124,601
111	18,516	N/A	N/A	N/A	N/A
N/A	N/A	N/A	10,970	N/A	43,323
38,041	248,356	50,086	N/A	10,748	N/A
3,982	33,643	8,203	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

8,907	358,324	8,316	51,610	53,465	113,067
954	66,100	5,095	231	N/A	13,782
11	1,705	N/A	N/A	N/A	N/A
N/A	N/A	N/A	1,138	N/A	4,792
3,641	22,874	4,672	N/A	1,034	N/A
381	3,098	765	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

$10.45	$10.86	$10.72	$9.64	$10.40	$9.04
10.45	10.86	10.72	9.64	N/A	9.04
10.45	10.86	N/A	N/A	N/A	N/A
N/A	N/A	N/A	9.64	N/A	9.04
10.45	10.86	10.72	N/A	10.40	N/A
10.45	10.86	10.72	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

ANNUAL REPORT	MARCH 31, 2019	35

Statements of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Investment Income:

Interest, net of foreign taxes*	$174,587	$51,739	$21,027	$154,731	$40,520	$45,341
Dividends	470	0	0	1,457	0	400
Dividends from Investments in Affiliates	16,185	1,032	285	3,457	1,557	3,450
Total Income	191,242	52,771	21,312	159,645	42,077	49,191

Expenses:

Investment advisory fees	19,749	3,381	1,602	8,094	2,596	3,445
Supervisory and administrative fees	9,981	3,437	2,058	8,155	3,054	2,900
Distribution and/or servicing fees - Administrative Class	0	0	0	0	37	0
Distribution fees - Class C	1,280	0	337	1	100	0
Distribution fees - Class R	16	0	0	0	0	0
Servicing fees - Class A	646	0	502	40	241	0
Servicing fees - Class C	427	0	112	0	33	0
Servicing fees - Class R	16	0	0	0	0	0
Trustee fees	21	8	4	19	7	8
Interest expense	7,181	9,109	1,326	15,196	5,852	1,893
Miscellaneous expense	293	0	0	12	0	29
Total Expenses	39,610	15,935	5,941	31,517	11,920	8,275
Waiver and/or Reimbursement by PIMCO	(381)	0	(0)	0	0	0
Net Expenses	39,229	15,935	5,941	31,517	11,920	8,275

Net Investment Income (Loss)	152,013	36,836	15,371	128,128	30,157	40,916

Net Realized Gain (Loss):

Investments in securities	(1,324)	(14,027)	(4,029)	(37,388)	(35,316)	(6,630)
Investments in Affiliates	(35)	26	18	12	51	16
Net capital gain distributions received from Affiliate investments	414	25	0	125	51	103
Exchange-traded or centrally cleared financial derivative instruments	14,567	12,599	1,308	21,374	9,018	523
Over the counter financial derivative instruments	44,364	(3,694)	1,109	(10,038)	(4,628)	9,643
Short sales	0	(23)	25	20	0	0
Foreign currency	(4,185)	228	(1)	267	0	(1,258)

Net Realized Gain (Loss)	53,801	(4,866)	(1,570)	(25,628)	(30,824)	2,397

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(38,717)	81,544	14,725	61,552	64,382	(6,796)
Investments in Affiliates	(1,740)	(114)	0	(581)	(236)	(476)
Exchange-traded or centrally cleared financial derivative instruments	(53,903)	(10,199)	(603)	32,023	(20,233)	(3,904)
Over the counter financial derivative instruments	10,472	1,389	(555)	8,952	3,443	16,082
Short sales	0	0	0	0	0	0
Foreign currency assets and liabilities	(470)	(85)	0	204	30	(78)

Net Change in Unrealized Appreciation (Depreciation)	(84,358)	72,535	13,567	102,150	47,386	4,828

Net Increase (Decrease) in Net Assets Resulting from Operations	$121,456	$104,505	$27,368	$204,650	$46,719	$48,141

* Foreign tax withholdings	$227	$73	$0	$0	$0	$17

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(b)	Class C Shares liquidated at the close of business on October 31, 2018.

36	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$5,581	$242,445	$4,218	$18,874	$37,438	$39,318
0	2	3	400	0	932
38	8,675	448	1,929	1,984	0
5,619	251,122	4,669	21,203	39,422	40,250

367	16,311	457	1,354	2,976	2,759
447	12,763	544	1,359	2,987	2,863
3 (a)	0	0	27	0	107
36	238	45	0	6 (b)	0
0	0	0	0	0	0
110	549	91	0	26	0
12	80	15	0	2 (b)	0
0	0	0	0	0	0
1	26	1	3	8	7
357	36,110	53	1,911	2,307	3,793
0	1	0	2	0	4
1,333	66,078	1,206	4,656	8,312	9,533
(0)	(6)	(44)	0	0	0
1,333	66,072	1,162	4,656	8,312	9,533

4,286	185,050	3,507	16,547	31,110	30,717

(242)	(44,747)	4,419	(2,200)	(1,385)	1,600
2	(148)	(3)	11	(56)	0
0	0	0	38	19	0
194	6,508	(1,016)	3,009	(3,693)	(7,683)
256	25,834	2,889	167	7,926	4,852
(6)	2,629	0	0	0	(10)
0	(700)	(99)	0	(1,504)	(1,115)

204	(10,624)	6,190	1,025	1,307	(2,356)

2,277	20,861	(1,582)	3,988	7,352	6,488
0	59	14	(160)	69	0
(270)	(62,014)	(1,892)	641	(4,368)	(2,210)
(135)	(5,104)	(220)	32	2,285	10,302
(23)	345	0	0	0	0
0	179	7	0	(90)	67

1,849	(45,674)	(3,673)	4,501	5,248	14,647

$6,339	$128,752	$6,024	$22,073	$37,665	$43,008

$0	$0	$0	$0	$1	$20

ANNUAL REPORT	MARCH 31, 2019	37

Statements of Changes in Net Assets

	PIMCO Dynamic Bond Fund			PIMCO Extended Duration Fund		PIMCO GNMA and Government Securities Fund			PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$152,013	$149,276		$36,836	$36,162	$15,371	$12,833		$128,128	$120,565
Net realized gain (loss)	53,801	25,574		(4,866)	22,976	(1,570)	(10,192)		(25,628)	93,158
Net change in unrealized appreciation (depreciation)	(84,358)	(36,422)		72,535	18,814	13,567	(3,755)		102,150	(43,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	121,456	138,428		104,505	77,952	27,368	(1,114)		204,650	170,088

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(99,378)	(128,717)		(50,111)	(50,942)	(9,921)	(8,633)		(160,884)	(188,883)
I-2	(12,000)	(14,979)		(2,103)	(1,782)	(2,733)	(2,466)		(1,841)	(1,241)
I-3	(51)	0		0	0	0	0		0	0
Administrative Class	0	0		0	0	0	0		0	0
Class D	0	(4,739	)(c)	0	0	0	(1,840	)(c)	0	(942	)(c)
Class A	(8,129)	(9,141)		0	0	(5,664)	(4,179)		(727)	(17)
Class C	(4,086)	(7,657)		0	0	(921)	(1,068)		(5)	0
Class R	(188)	(288)		0	0	0	0		0	0

Tax basis return of capital
Institutional Class	0	0		(1,860)	0	0	0		0	0
I-2	0	0		(81)	0	0	0		0	0
I-3	0	0		0	0	0	0		0	0
Administrative Class	0	0		0	0	0	0		0	0
Class D	0	0	(c)	0	0	0	0	(c)	0	0	(c)
Class A	0	0		0	0	0	0		0	0
Class C	0	0		0	0	0	0		0	0
Class R	0	0		0	0	0	0		0	0

Total Distributions(d)	(123,832)	(165,521)		(54,155)	(52,724)	(19,239)	(18,186)		(163,457)	(191,083)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	574,815	(284,351)		(87,593)	98,422	8,767	(16,062)		629,327	204,630

Total Increase (Decrease) in Net Assets	572,439	(311,444)		(37,243)	123,650	16,896	(35,362)		670,520	183,635

Net Assets:

Beginning of year	3,310,005	3,621,449		1,290,064	1,166,414	652,505	687,867		2,993,781	2,810,146
End of year	$3,882,444	$3,310,005		$1,252,821	$1,290,064	$669,401	$652,505		$3,664,301	$2,993,781

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund			PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund				PIMCO Mortgage Opportunities and Bond Fund

Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

$30,157	$40,566		$40,916	$29,379	$4,286		$4,570		$185,050	$122,362
(30,824)	6,616		2,397	(16,490)	204		21		(10,624)	(33,303)
47,386	10,998		4,828	3,247	1,849		(759)		(45,674)	36,439

46,719	58,180		48,141	16,136	6,339		3,832		128,752	125,498

(32,849)	(40,271)		(37,319)	(24,001)	(3,313)		(3,315)		(158,969)	(96,507)
(2,010)	(1,489)		(146)	(93)	(254)		(237)		(29,018)	(17,796)
0	0		0	0	0		0		(590)	0
(435)	(493)		0	0 (a)	(40	)(b)	(94)		0	0
0	(177	)(c)	0	0	0		(806	)(c)	0	(3,569	)(c)
(2,848)	(2,581)		0	0	(1,422)		(700)		(8,698)	(2,902)
(291)	(324)		0	0	(118)		(118)		(1,015)	(662)
0	0		0	0	0		0		0	0

0	0		0	0	0		0		0	0
0	0		0	0	0		0		0	0
0	0		0	0 (a)	0		0		0	0
0	0		0	0	0		0		0	0
0	0	(c)	0	0	0		0	(c)	0	0	(c)
0	0		0	0	0		0		0	0
0	0		0	0	0		0		0	0
0	0		0	0	0		0		0	0

(38,433)	(45,335)		(37,465)	(24,094)	(5,147)		(5,270)		(198,290)	(121,436)

(679,917)	(232,008)		76,322	11,999	(28,755)		(22,671)		840,321	1,557,510

(671,631)	(219,163)		86,998	4,041	(27,563)		(24,109)		770,783	1,561,572

1,421,725	1,640,888		1,368,867	1,364,826	172,735		196,844		4,137,931	2,576,359
$750,094	$1,421,725		$1,455,865	$1,368,867	$145,172		$172,735		$4,908,714	$4,137,931

ANNUAL REPORT	MARCH 31, 2019	39

Statements of Changes in Net Assets (Cont.)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II		PIMCO Total Return Fund IV				PIMCO Total Return ESG Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,507	$3,189	$16,547	$14,938	$31,110		$28,324		$30,717	$21,750
Net realized gain (loss)	6,190	7,315	1,025	1,033	1,307		(7,637)		(2,356)	(9,099)
Net change in unrealized appreciation (depreciation)	(3,673)	(4,482)	4,501	(6,100)	5,248		2,884		14,647	4,293

Net Increase (Decrease) in Net Assets Resulting from Operations	6,024	6,022	22,073	9,871	37,665		23,571		43,008	16,944

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(1,865)	(2,090)	(16,845)	(15,150)	(31,696)		(20,494)		(26,398)	(17,699)
I-2	(1,069)	(493)	(146)	(321)	0		(5	)(a)	(2,780)	(1,022)
I-3	0	0	0	0	0		0		0	0
Administrative Class	0	0	(326)	(284)	0		0		(1,074)	(452)
Class D	0	(213)	0	0	0		0		0	0
Class A	(901)	(1,148)	0	0	(249)		(130)		0	0
Class C	(104)	(153)	0	0	(12	)(b)	(6)		0	0
Class R	0	0	0	0	0		0		0	0

Tax basis return of capital
Institutional Class	0	0	0	(689)	0		(6,498)		0	(956)
I-2	0	0	0	(15)	0		(2	)(a)	0	(58)
I-3	0	0	0	0	0		0		0	0
Administrative Class	0	0	0	(15)	0		0		0	(28)
Class D	0	0	0	0	0		0		0	0
Class A	0	0	0	0	0		(55)		0	0
Class C	0	0	0	0	0	(b)	(9)		0	0
Class R	0	0	0	0	0		0		0	0

Total Distributions(c)	(3,939)	(4,097)	(17,317)	(16,474)	(31,957)		(27,199)		(30,252)	(20,215)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	114,113	(29,873)	(108,829)	30,277	(943,998)		94,020		143,631	(16,535)

Total Increase (Decrease) in Net Assets	116,198	(27,948)	(104,073)	23,674	(938,290)		90,392		156,387	(19,806)

Net Assets:

Beginning of year	85,874	113,822	614,922	591,248	1,505,063		1,414,671		1,033,796	1,053,602
End of year	$202,072	$85,874	$510,849	$614,922	$566,773		$1,505,063		$1,190,183	$1,033,796

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class P Shares liquidated at the close of business on January 31, 2018.
(b)	Class C Shares liquidated at the close of business on October 31, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage Opportunities and Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$104,505	$204,650	$46,719	$128,752

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,699,534)	(7,533,005)	(1,967,818)	(59,968,969)
Proceeds from sales of long-term securities	2,683,953	7,555,655	2,633,389	59,013,324
(Purchases) Proceeds from sales of short-term portfolio investments, net	35,233	152,300	(5,911)	134,356
(Increase) decrease in deposits with counterparty	63	441	(716)	(1,386)
(Increase) decrease in receivable for investments sold	197,234	160,968	99,708	459,147
(Increase) decrease in interest and/or dividends receivable	(2,182)	(1,705)	5,217	(5,204)
(Increase) decrease in dividends receivable from Affiliates	(17)	(104)	(33)	(219)
(Increase) decrease in reimbursement receivable from PIMCO	0	0	0	(1)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	104	51,578	(12,191)	(62,783)
Proceeds from (Payments on) over the counter financial derivative instruments	(6,110)	(14,653)	(6,631)	33,565
Increase (decrease) in payable for investments purchased	(123,292)	(149,272)	(86,888)	(1,160,799)
Increase (decrease) in deposits from counterparty	13,468	(4,732)	5,380	4,480
Increase (decrease) in accrued investment advisory fees	(26)	114	(142)	242
Increase (decrease) in accrued supervisory and administrative fees	(23)	115	(158)	191
Increase (decrease) in accrued distribution fees	0	(3)	(5)	(15)
Increase (decrease) in accrued servicing fees	0	3	0	30
Proceeds from (Payments on) short sales transactions, net	(22,259)	(34,677)	(25,323)	(61,467)
Proceeds from (Payments on) foreign currency transactions	143	471	30	(521)
Increase (decrease) in other liabilities	1	2	1	4
Net Realized (Gain) Loss
Investments in securities	14,027	37,388	35,316	44,747
Investments in Affiliates	(26)	(12)	(51)	148
Net capital gain distributions received from Affiliate investments	(25)	(125)	(51)	0
Exchange-traded or centrally cleared financial derivative instruments	(12,599)	(21,374)	(9,018)	(6,508)
Over the counter financial derivative instruments	3,694	10,038	4,628	(25,834)
Short sales	23	(20)	0	(2,629)
Foreign currency	(228)	(267)	0	700
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(81,544)	(61,552)	(64,382)	(20,861)
Investments in Affiliates	114	581	236	(59)
Exchange-traded or centrally cleared financial derivative instruments	10,199	(32,023)	20,233	62,014
Over the counter financial derivative instruments	(1,389)	(8,952)	(3,443)	5,104
Short sales	0	0	0	(345)
Foreign currency assets and liabilities	85	(204)	(30)	(179)
Net amortization (accretion) on investments	(32,508)	(10,698)	(512)	55,774

Net Cash Provided by (Used for) Operating Activities	81,084	300,926	667,554	(1,375,201)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	665,723	1,015,797	489,800	2,565,350
Payments on shares redeemed	(817,960)	(524,105)	(1,225,409)	(1,891,569)
Increase (decrease) in overdraft due to custodian	0	0	0	(360)
Cash distributions paid*	(52)	(1,989)	(670)	(15,516)
Proceeds from reverse repurchase agreements	7,169,223	12,972,429	5,477,273	7,545,388
Payments on reverse repurchase agreements	(7,041,492)	(13,737,214)	(5,391,778)	(7,285,026)
Proceeds from sale-buyback transactions	3,640,004	6,268,941	535,777	13,487,514
Payments on sale-buyback transactions	(3,696,014)	(6,295,520)	(552,547)	(13,026,430)

Net Cash Received from (Used for) Financing Activities	(80,568)	(301,661)	(667,554)	1,379,351

Net Increase (Decrease) in Cash and Foreign Currency	516	(735)	0	4,150

Cash and Foreign Currency:

Beginning of year	691	3,069	0	1,503
End of year	$1,207	$2,334	$0	$5,653

* Reinvestment of distributions	$54,141	$161,297	$37,771	$182,376

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$8,694	$17,079	$5,697	$36,805

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Dynamic Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

Brookfield Retail Holdings
4.996% (LIBOR03M + 2.500%) due 08/27/2025 ~		$2,677	$2,586

Dell International LLC
4.500% due 09/07/2023		299	296

Financial & Risk U.S. Holdings, Inc.
4.000% (EUR003M + 4.000%) due 10/01/2025 ~	EUR	3,292	3,678

Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ		$9,400	9,420

RegionalCare Hospital Partners Holdings, Inc.
6.982% due 11/16/2025		7,382	7,322

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~		14,500	14,391

Total Loan Participations and Assignments (Cost $37,772)			37,693

CORPORATE BONDS & NOTES 27.2%

BANKING & FINANCE 19.2%

ABN AMRO Bank NV
4.750% due 07/28/2025		1,400	1,457

AerCap Ireland Capital DAC
4.450% due 10/01/2025		2,800	2,826

AGFC Capital Trust
4.537% (US0003M + 1.750%) due 01/15/2067 ~		6,600	3,630

AIA Group Ltd.
3.153% (US0003M + 0.520%) due 09/20/2021 ~		1,900	1,899
3.900% due 04/06/2028		2,800	2,896

Ally Financial, Inc.
4.125% due 03/30/2020		100	101

Ambac Assurance Corp.
5.100% due 06/07/2020		1	2

Ambac LSNI LLC
7.592% due 02/12/2023 •		5	5

Aviation Capital Group LLC
3.576% (US0003M + 0.950%) due 06/01/2021 ~		3,900	3,902

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		5,000	5,085

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	2,000	2,303
8.875% due 04/14/2021 •(i)(j)		1,600	1,978

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)		2,800	3,227

Bank of America Corp.
0.000% due 10/21/2025 ~	MXN	119,000	7,296
3.499% due 05/17/2022 •		$1,300	1,316
3.550% due 03/05/2024 •		5,100	5,182
3.732% (US0003M + 0.960%) due 07/23/2024 ~		3,700	3,710
3.921% (US0003M + 1.160%) due 01/20/2023 ~		600	608
4.125% due 01/22/2024		11,000	11,534
5.875% due 03/15/2028 •(i)		5,300	5,385

Banque Federative du Credit Mutuel S.A.
3.750% due 07/20/2023		2,200	2,257

Barclays Bank PLC
10.000% due 05/21/2021	GBP	25,675	38,804
14.000% due 06/15/2019 •(i)		27,431	36,621

Barclays PLC
4.972% due 05/16/2029 •		$1,900	1,967
6.500% due 09/15/2019 •(i)(j)	EUR	400	454
7.000% due 09/15/2019 •(i)(j)	GBP	200	262

Blackstone CQP Holdco LP
6.500% due 03/20/2021		$3,400	3,400

BNP Paribas S.A.
4.400% due 08/14/2028		6,000	6,185
4.705% due 01/10/2025 •		1,800	1,873

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citibank N.A.
3.400% due 07/23/2021		$3,500	$3,548

Citigroup, Inc.
3.731% (US0003M + 0.960%) due 04/25/2022 ~		1,800	1,815
3.887% due 01/10/2028 •		7,000	7,120
4.044% due 06/01/2024 •		9,200	9,514
4.075% due 04/23/2029 •		2,400	2,465

Cooperatieve Rabobank UA
2.500% due 01/19/2021		2,000	1,991
3.470% (US0003M + 0.860%) due 09/26/2023 ~		2,600	2,588
5.500% due 06/29/2020 •(i)(j)	EUR	600	699
6.625% due 06/29/2021 •(i)(j)		200	245
6.875% due 03/19/2020 (j)		4,000	4,780

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	287,676	14,428

Credit Suisse AG
6.500% due 08/08/2023 (j)		$7,700	8,267

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		2,300	2,367

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		14,975	15,112

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	200	222
4.028% (US0003M + 1.290%) due 02/04/2021 ~		$1,100	1,091
4.250% due 10/14/2021		20,050	20,160
5.000% due 02/14/2022		9,900	10,127

Discover Bank
4.650% due 09/13/2028		5,000	5,243

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		3,885	3,955

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		3,053	3,100

Ford Motor Credit Co. LLC
3.532% (US0003M + 0.930%) due 09/24/2020 ~		9,800	9,761
3.677% (US0003M + 0.880%) due 10/12/2021 ~		400	388
3.919% (US0003M + 1.235%) due 02/15/2023 ~		7,900	7,476
5.345% (US0003M + 2.550%) due 01/07/2021 ~		1,600	1,616
5.935% (US0003M + 3.140%) due 01/07/2022 ~		800	817

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		6,000	5,953
3.691% due 06/05/2028 •		16,100	15,956

Harley-Davidson Financial Services, Inc.
3.555% (US0003M + 0.940%) due 03/02/2021 ~		4,500	4,501

HSBC Holdings PLC
3.400% due 03/08/2021		400	404
4.300% due 03/08/2026		400	416
4.583% due 06/19/2029 •		9,200	9,690
5.875% due 09/28/2026 •(i)(j)	GBP	6,200	8,146
6.250% due 03/23/2023 •(i)(j)		$2,200	2,199

ING Groep NV
4.100% due 10/02/2023		4,000	4,116

JPMorgan Chase & Co.
2.250% due 01/23/2020		18,005	17,942
3.220% due 03/01/2025 •		8,000	8,019
3.797% due 07/23/2024 •		2,000	2,056
4.005% due 04/23/2029 •		1,000	1,029

Lloyds Bank PLC
12.000% due 12/16/2024 •(i)		5,450	6,557

Lloyds Banking Group PLC
4.450% due 05/08/2025		12,900	13,409
6.375% due 06/27/2020 •(i)(j)	EUR	1,000	1,156
7.000% due 06/27/2019 •(i)(j)	GBP	4,900	6,396
7.625% due 06/27/2023 •(i)(j)		2,700	3,725
7.875% due 06/27/2029 •(i)(j)		400	574

Morgan Stanley
3.125% due 01/23/2023		$1,800	1,807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.691% (US0003M + 0.930%) due 07/22/2022 ~		$1,700	$1,709
3.772% due 01/24/2029 •		1,900	1,914
3.958% (US0003M + 1.220%) due 05/08/2024 ~		1,300	1,310

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		1,200	1,201

Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		7,000	7,122

Nationwide Building Society
3.766% due 03/08/2024 •		10,400	10,365
3.900% due 07/21/2025		2,800	2,855
4.302% due 03/08/2029 •		13,500	13,720
4.363% due 08/01/2024 •		5,000	5,084

Navient Corp.
5.875% due 03/25/2021		6,604	6,843
8.000% due 03/25/2020		100	104

Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2019	DKK	113,600	17,319

Nykredit Realkredit A/S
1.000% due 10/01/2019		323,200	48,979

OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$600	608

QBE Insurance Group Ltd.
7.500% due 11/24/2043 •(j)		17,650	19,154

Realkredit Danmark A/S
1.000% due 04/01/2019	DKK	64,200	9,647
2.000% due 04/01/2019		94,200	14,157

Regions Bank
3.188% (US0003M + 0.500%) due 08/13/2021 ~		$1,100	1,095

Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •		600	614
4.892% due 05/18/2029 •		2,200	2,287
6.125% due 12/15/2022		180	192
6.400% due 10/21/2019		42,650	43,419
7.648% due 09/30/2031 •(i)		2,125	2,683
8.000% due 08/10/2025 •(i)(j)		900	967

Santander Holdings USA, Inc.
4.450% due 12/03/2021		2,400	2,473

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		650	631

Santander UK PLC
3.246% (US0003M + 0.620%) due 06/01/2021 ~		1,500	1,500

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		1,500	1,534

Springleaf Finance Corp.
5.625% due 03/15/2023		2,400	2,439
6.125% due 05/15/2022		950	988
6.125% due 03/15/2024		9,700	9,942

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	3,400	4,462

Toronto-Dominion Bank
3.795% (US0003M + 1.000%) due 04/07/2021 ~		$13,300	13,486

UBS AG
7.625% due 08/17/2022 (j)		35,100	38,628

UniCredit SpA
6.687% (US0003M + 3.900%) due 01/14/2022 ~		6,700	6,919
7.830% due 12/04/2023		14,700	16,383

Unigel Luxembourg S.A.
10.500% due 01/22/2024		4,000	4,326

Wells Fargo & Co.
2.600% due 07/22/2020		4,800	4,794
3.584% due 05/22/2028 •		9,900	9,959
5.900% due 06/15/2024 •(i)		1,300	1,331

Wells Fargo Bank N.A.
3.325% due 07/23/2021 •		1,500	1,510

			743,764

42	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 5.0%

AbbVie, Inc.
2.900% due 11/06/2022		$500	$499
3.600% due 05/14/2025		4,700	4,718
4.500% due 05/14/2035		4,500	4,421

Altice Financing S.A.
6.625% due 02/15/2023		700	717

Altice France S.A.
5.625% due 05/15/2024	EUR	1,700	1,972

Amazon.com, Inc.
4.050% due 08/22/2047		$6,300	6,673

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,900	2,936
4.375% due 12/15/2028		700	697

BC ULC
4.250% due 05/15/2024		3,100	3,077

Bombardier, Inc.
7.875% due 04/15/2027		900	929

Broadcom Corp.
3.000% due 01/15/2022		5,400	5,381
3.625% due 01/15/2024		500	499

Campbell Soup Co.
3.950% due 03/15/2025		5,000	5,040

CCO Holdings LLC
5.000% due 02/01/2028		2,900	2,875

Charter Communications Operating LLC
4.464% due 07/23/2022		600	621
4.500% due 02/01/2024		600	625
4.908% due 07/23/2025		15,700	16,570

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		1,800	1,962

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		4,000	4,250

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		1,600	1,592

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)		2,262	848

Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		50	53

Continental Resources, Inc.
4.375% due 01/15/2028		3,900	4,018

CSN Resources S.A.
6.500% due 07/21/2020 (l)		2,323	2,329

CVS Health Corp.
3.500% due 07/20/2022		500	507
5.125% due 07/20/2045		1,700	1,736

DAE Funding LLC
5.000% due 08/01/2024		200	203

Dell International LLC
4.420% due 06/15/2021		4,250	4,362
6.020% due 06/15/2026		2,250	2,422

DISH DBS Corp.
7.875% due 09/01/2019		4,800	4,872

Enterprise Products Operating LLC
5.200% due 09/01/2020		3,275	3,386

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~		1,200	1,193

Exela Intermediate LLC
10.000% due 07/15/2023		1,300	1,329

General Mills, Inc.
3.783% (US0003M + 1.010%) due 10/17/2023 ~		800	806

Hewlett Packard Enterprise Co.
3.515% (US0003M + 0.720%) due 10/05/2021 ~		5,700	5,681

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		3,200	3,256

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (c)	EUR	3,600	4,124

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		$2,300	2,248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020		$5,534	$5,714

Kraft Heinz Foods Co.
5.000% due 07/15/2035		100	98
5.200% due 07/15/2045		100	97

Marvell Technology Group Ltd.
4.875% due 06/22/2028		1,200	1,243

MGM Resorts International
6.750% due 10/01/2020		500	526

Murphy Oil Corp.
5.750% due 08/15/2025		2,600	2,687

NCI Building Systems, Inc.
8.000% due 04/15/2026		2,000	1,804

Newfield Exploration Co.
5.375% due 01/01/2026		5,100	5,519

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		300	308
5.500% due 02/15/2024		100	104

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,400	3,421

QUALCOMM, Inc.
4.650% due 05/20/2035		1,500	1,550
4.800% due 05/20/2045		1,900	1,942

QVC, Inc.
3.125% due 04/01/2019		3,500	3,500

Reynolds American, Inc.
4.000% due 06/12/2022		800	818

Sands China Ltd.
5.125% due 08/08/2025		7,700	8,040
5.400% due 08/08/2028		1,500	1,577

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		5,600	5,677

Teva Pharmaceutical Finance Netherlands BV
1.125% due 10/15/2024	EUR	400	393
3.250% due 04/15/2022		2,100	2,416
6.000% due 04/15/2024		$1,700	1,707

Transocean, Inc.
7.250% due 11/01/2025		6,100	6,047

United Technologies Corp.
4.125% due 11/16/2028		5,000	5,216

Vale Overseas Ltd.
6.250% due 08/10/2026		700	764

Volkswagen Group of America Finance LLC
3.458% (US0003M + 0.770%) due 11/13/2020 ~		12,000	12,040
3.875% due 11/13/2020		700	709

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~		2,800	2,798

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		3,100	3,093
3.150% due 04/01/2022		3,000	3,010
3.375% due 11/30/2021		200	201
3.550% due 04/01/2025		1,500	1,482

			193,928

UTILITIES 3.0%

Antero Midstream Partners LP
5.750% due 03/01/2027		10,500	10,684

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		6,300	6,328
3.777% (US0003M + 1.180%) due 06/12/2024 ~		7,900	7,841
4.300% due 02/15/2030		105	106

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		2,700	2,699
3.251% (US0003M + 0.650%) due 03/11/2022 ~		7,000	7,013

Enable Midstream Partners LP
4.950% due 05/15/2028		2,500	2,545

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
3.352% (US0003M + 0.720%) due 02/25/2022 ~		$10,200	$10,224

ONEOK, Inc.
4.350% due 03/15/2029		3,900	3,977

Petrobras Global Finance BV
5.999% due 01/27/2028		26,210	26,590
6.625% due 01/16/2034	GBP	1,200	1,702
6.850% due 06/05/2115		$200	194

Rio Oil Finance Trust
8.200% due 04/06/2028		400	434
9.250% due 07/06/2024		159	173

Sprint Capital Corp.
6.900% due 05/01/2019		250	251

Sprint Communications, Inc.
7.000% due 08/15/2020		4,900	5,072

Sprint Corp.
7.625% due 03/01/2026		6,600	6,716

Tallgrass Energy Partners LP
4.750% due 10/01/2023		3,400	3,433

Transocean Proteus Ltd.
6.250% due 12/01/2024		2,040	2,104

Verizon Communications, Inc.
3.376% due 02/15/2025		207	210
3.784% (US0003M + 1.100%) due 05/15/2025 ~		3,000	3,003
4.016% due 12/03/2029		1,362	1,411
4.125% due 03/16/2027		7,400	7,754
4.329% due 09/21/2028		7,144	7,581

			118,045

Total Corporate Bonds & Notes (Cost $1,075,393)			1,055,737

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.1%

California State General Obligation Bonds, Series 2017
2.193% due 04/01/2047		2,255	2,249
3.270% (US0001M + 0.780%) due 04/01/2047 ~		3,030	3,043

			5,292

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		271	293

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		1,100	1,251

			1,544

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.250% due 07/01/2026 ^(d)		275	178

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.750% due 07/01/2041 ^(d)		155	89

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.500% due 07/01/2026 ^(d)		120	64

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(d)		280	148

			479

WASHINGTON 0.7%

Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023		4,300	4,398

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	$8,500	$8,557
2.953% due 07/01/2022	15,000	15,210

		28,165

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	34,905	2,194
7.467% due 06/01/2047	5,205	5,204

		7,398

Total Municipal Bonds & Notes (Cost $40,867)		42,878

U.S. GOVERNMENT AGENCIES 18.1%

Fannie Mae
2.570% due 12/25/2036 •	51	51
2.606% due 03/25/2034 •	41	41
2.616% due 03/25/2036 •	27	27
2.636% due 08/25/2034 •	16	15
2.786% due 12/25/2028 •	2	2
2.836% due 03/25/2037 - 05/25/2042 •	135	135
2.932% due 10/18/2030 •	2	2
3.032% due 04/18/2032 •	28	29
3.386% due 04/25/2032 •	1	1
3.413% due 05/01/2036 •	5	5
3.500% due 10/01/2040 - 10/01/2048	38,882	39,526
3.532% due 08/01/2042 - 10/01/2044 •	191	193
3.875% due 11/25/2023 •	14	13
4.206% due 05/01/2036 •	53	56
4.209% due 08/01/2028 •	2	2
4.264% due 12/01/2036 •	14	14
4.284% due 12/01/2034 •	18	19
4.359% due 08/01/2029 •	10	11
4.393% due 05/25/2035	14	15
4.460% due 03/01/2036 •	117	122
4.516% due 09/01/2034 •	7	7
4.535% due 09/01/2031 •	11	12
4.603% due 12/01/2034 •	7	7
4.608% due 09/01/2039 •	19	20
4.722% due 11/01/2034 •	192	203
4.737% due 12/01/2035 •	1	1
4.750% due 03/01/2027 - 02/01/2036 •	66	69
4.789% due 01/01/2036 •	123	130
5.000% due 01/25/2035	14	14
5.610% due 01/25/2032 Ø	30	32
5.750% due 02/25/2033 Ø	121	128
5.750% due 08/25/2033	51	56
6.000% due 01/25/2033 - 07/25/2044	175	196
6.473% due 10/25/2031 Ø	1	1
6.500% due 06/01/2036 - 09/01/2038	2,305	2,660
6.589% due 10/25/2031 Ø	61	64
7.500% due 12/25/2019 - 06/25/2032	35	38
9.000% due 12/25/2019	2	2

Fannie Mae, TBA
3.000% due 05/01/2049	17,700	17,608
3.500% due 04/01/2049 - 06/01/2049	553,900	561,246
4.000% due 05/01/2049	71,100	73,083

Federal Housing Administration
6.896% due 07/01/2020	60	60
7.430% due 02/01/2023	2	2

Freddie Mac
1.479% due 10/25/2021 ~(a)	32,771	1,069
2.834% due 12/15/2029 •	46	46
2.984% due 01/15/2032 •	7	7
3.797% due 07/25/2044 •	1,792	1,803
4.085% due 09/01/2035 •	6	6
4.359% due 03/01/2036 •	54	56

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.422% due 08/01/2035 •	$8	$8
4.521% due 09/01/2035 •	3	3
4.723% due 12/01/2032 •	5	5
4.958% due 07/25/2033 ~	2	2
5.000% due 03/15/2021 - 08/15/2038	52	52
5.500% due 09/15/2039	88	96
6.000% due 05/15/2035	153	172
6.500% due 10/25/2043	67	78
6.502% due 11/25/2030 Ø	9	9
6.555% due 09/25/2029 ~	54	57
7.000% due 07/25/2043	41	48
7.500% due 08/15/2030 - 03/25/2044	80	96
8.610% due 12/25/2030 Ø	120	124

Freddie Mac, TBA
4.000% due 04/01/2049	700	721

Ginnie Mae
2.788% due 05/20/2037 •	583	583
2.982% due 04/16/2032 •	7	7
3.032% due 12/16/2025 •	26	26
3.375% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	26	27
3.375% due 01/20/2027 •	48	49
3.625% (H15T1Y + 1.500%) due 06/20/2021 ~	10	10
3.625% due 04/20/2030 •	12	13
3.750% (H15T1Y + 1.500%) due 09/20/2023 - 09/20/2026 ~	18	19
3.750% due 07/20/2030 •	17	18
4.125% (H15T1Y + 1.500%) due 12/20/2021 ~	2	2
4.125% due 10/20/2027 - 10/20/2029 •	29	30
5.000% due 03/15/2039 - 05/15/2039	945	1,012
5.500% due 10/15/2034 - 03/15/2035	79	86
6.000% due 06/20/2038	32	33
8.000% due 03/20/2030	12	15
8.500% due 04/20/2030 - 07/20/2030	1	2

Small Business Administration
4.340% due 03/01/2024	34	35
4.760% due 09/01/2025	39	40
5.600% due 09/01/2028	153	164
6.220% due 12/01/2028	147	158
7.190% due 12/01/2019	6	6
7.200% due 10/01/2019	32	32

Total U.S. Government Agencies (Cost $697,422)		702,743

U.S. TREASURY OBLIGATIONS 17.0%

U.S. Treasury Bonds
2.500% due 02/15/2045	20	19

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2021 (l)	77,737	77,147
0.125% due 07/15/2026 (n)	51	50
0.250% due 01/15/2025	37,937	37,561
0.375% due 07/15/2027	26,341	26,164
0.625% due 01/15/2026	19,224	19,455
0.750% due 07/15/2028	4,713	4,822
1.750% due 01/15/2028	14,778	16,336
2.375% due 01/15/2025	20,029	22,257
2.375% due 01/15/2027	51,796	59,259
2.500% due 01/15/2029	6,729	7,983

U.S. Treasury Notes
1.375% due 06/30/2023 (n)	2	2
1.625% due 02/15/2026 (n)(p)	7,210	6,895
1.750% due 01/31/2023 (n)	700	688
2.000% due 04/30/2024 (l)(n)(p)	76,640	75,751
2.000% due 05/31/2024 (l)	158,100	156,219
2.000% due 02/15/2025 (n)(p)	2,400	2,362
2.125% due 05/15/2025 (n)(p)	1,485	1,470
2.250% due 01/31/2024 (n)(p)	9,520	9,526
2.250% due 11/15/2024 (n)(p)	18,700	18,675
2.375% due 08/15/2024 (n)	61,170	61,519
2.500% due 01/31/2024 (n)	15,000	15,184

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 05/15/2024 (n)(p)	$32,900	$33,300
2.750% due 02/15/2024 (n)	8,480	8,680

Total U.S. Treasury Obligations (Cost $661,813)		661,324

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.3%

Adjustable Rate Mortgage Trust
2.746% due 03/25/2036 •	319	231
4.128% due 10/25/2035 ^~	1,080	1,023
4.193% due 09/25/2035 ^~	9	9

American Home Mortgage Assets Trust
2.676% (US0001M + 0.190%) due 05/25/2046 ^~	524	483
3.317% due 11/25/2046 •	10,304	5,263
3.367% due 10/25/2046 •	250	239

American Home Mortgage Investment Trust
4.185% due 09/25/2045 •	198	199
4.236% due 10/25/2034 •	6	6

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	628	611

Banc of America Funding Trust
2.648% due 02/20/2047 •	2,243	2,169
2.678% due 10/20/2036 •	551	492
2.696% due 04/25/2037 ^•	445	373
2.768% due 06/20/2047 •	1,699	1,468
2.886% due 05/25/2037 ^•	301	264
4.285% due 10/20/2046 ^~	2,222	1,908
4.637% due 06/20/2037 ^~	145	141
5.500% due 09/25/2034	1,288	1,263
5.806% due 03/25/2037 ^~	14	14
5.878% due 10/25/2036 ^~	389	367
6.000% due 08/25/2037 ^	1,064	988

Banc of America Mortgage Trust
4.185% due 05/25/2034 ~	186	189
4.821% due 02/25/2034 ~	66	67
6.500% due 10/25/2031	3	3

BCAP LLC Trust
0.000% due 02/26/2036 ~	932	366
3.172% due 11/26/2046 •	3,224	3,236
3.297% due 04/26/2037 ~	716	717
4.750% due 10/26/2036 ~	333	323
5.250% due 02/26/2036 ~	2,406	1,821
5.250% due 06/26/2037	1,072	1,022
13.555% due 06/26/2036 ~	2,360	1,203
14.094% due 04/26/2037 ~	952	467

Bear Stearns Adjustable Rate Mortgage Trust
3.446% due 05/25/2034 ~	12	11
4.199% due 08/25/2035 ^~	91	85
4.331% due 08/25/2035 ~	199	175
4.440% due 02/25/2033 ~	5	4
4.468% due 04/25/2034 ~	47	48
4.469% due 11/25/2034 ~	158	156
4.547% due 05/25/2034 ~	30	30
4.714% due 11/25/2034 ~	3	3
4.743% due 01/25/2034 ~	290	295
4.750% due 10/25/2034 ~	53	52

Bear Stearns ALT-A Trust
2.686% due 02/25/2034 •	109	98
2.806% due 08/25/2036 ^•	1,724	1,788
2.826% due 08/25/2036 ^•	780	633
2.926% due 04/25/2036 ^•	2,502	2,826
3.186% due 09/25/2034 •	311	310
3.951% due 08/25/2036 ^~	16	15
3.982% due 11/25/2036 ^~	605	542
4.137% due 03/25/2036 ^~	422	365
4.183% due 11/25/2035 ^~	147	128
4.249% due 01/25/2036 ^~	1,352	1,362
4.322% due 03/25/2036 ~	1,865	1,379
4.568% due 05/25/2035 ~	2,615	2,651

Bear Stearns Asset-Backed Securities Trust
5.750% due 11/25/2034 ^Ø	1,090	1,079

Bear Stearns Mortgage Funding Trust
2.676% due 01/25/2037 •	2,856	2,759

Chase Mortgage Finance Trust
4.510% due 07/25/2037 ~	52	54
4.621% due 02/25/2037 ~	61	61

44	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ChaseFlex Trust
2.786% due 07/25/2037 •	$688	$626
4.255% due 08/25/2037 ^Ø	2,681	2,594
6.000% due 02/25/2037 ^	757	529

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.716% due 05/25/2036 •	1,153	1,109

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	170	170
6.000% due 09/25/2037	312	329

Citigroup Commercial Mortgage Trust
2.690% due 04/10/2046	57	56

Citigroup Global Markets Mortgage Securities, Inc.
2.986% due 05/25/2032 •	77	77

Citigroup Mortgage Loan Trust
4.455% due 08/25/2035 ~	671	675
4.455% due 08/25/2035 ^~	73	56
4.467% due 11/25/2036 ^~	639	591
4.529% due 09/25/2037 ^~	2,797	2,541
4.990% due 11/25/2035 •	862	865

Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •	339	334
4.843% due 02/25/2034 ~	78	78

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	654	638

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	655	530

Countrywide Alternative Loan Trust
2.606% due 06/25/2036 •	1,159	1,085
2.626% due 04/25/2047 •	3,870	3,707
2.656% due 01/25/2037 ^•	80	78
2.676% due 09/25/2046 ^•	134	124
2.686% due 06/25/2037 •	22	21
2.718% due 07/20/2035 •	37	36
2.736% due 09/25/2046 ^•	853	684
2.766% due 12/25/2035 •	389	378
2.836% due 05/25/2036 ^•	1,417	889
2.836% due 05/25/2037 ^•	51	27
2.856% due 02/25/2037 ^•	10,260	3,754
2.886% due 05/25/2036 ^•	2,040	1,741
2.936% due 09/25/2035 ^•	3,608	2,839
2.986% due 12/25/2035 ^•	3,904	2,574
2.986% due 05/25/2037 ^•	1,240	671
3.128% due 11/20/2035 •	3,069	2,907
3.186% due 05/25/2036 •	1,584	944
3.196% due 07/25/2036 ^•	1,306	707
3.236% due 08/25/2035 ^•	104	87
3.286% due 12/25/2035 ^•	742	647
3.386% due 12/25/2036 ^•	5,863	2,951
3.680% due 10/25/2035 ^~	445	383
3.860% due 06/25/2037 ^~	181	169
3.877% due 01/25/2036 •	998	1,003
5.250% due 06/25/2035 ^	22	21
5.500% due 04/25/2035	526	525
5.500% due 10/25/2035 ^	477	399
5.500% due 11/25/2035 ^	2,317	2,033
5.500% due 12/25/2035 ^	316	262
5.500% due 01/25/2036	411	356
5.500% due 03/25/2036 ^	62	46
5.750% due 07/25/2035 ^	2,120	1,862
6.000% due 04/25/2036 ^	904	613
6.000% due 01/25/2037 ^	1,111	922
6.000% due 02/25/2037 ^	2,874	2,087
6.000% due 03/25/2037 ^	1,087	778
6.000% due 08/25/2037 ^	717	562
6.250% due 11/25/2036 ^	625	544
6.500% due 09/25/2037 ^	1,371	930

Countrywide Home Loan Mortgage Pass-Through Trust
3.066% due 04/25/2035 •	3	3
3.126% due 03/25/2035 •	161	162
3.146% due 02/25/2035 •	67	67
3.226% due 02/25/2035 •	1,150	1,130
3.246% due 09/25/2034 •	5	5
3.592% due 07/25/2034 ~	156	157
3.796% due 09/25/2034 ^~	31	23
3.845% due 06/20/2035 ~	13	13
3.923% due 08/25/2034 ^~	8	8
3.923% due 08/25/2034 ~	125	122

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.923% due 03/25/2037 ^~		$137	$126
4.272% due 11/25/2034 ~		66	65
4.508% due 12/25/2033 ~		27	27
4.592% due 02/20/2036 ^•		386	339
4.667% due 02/20/2036 ^•		859	788
4.696% due 10/19/2032 ~		5	5
5.500% due 11/25/2035 ^		103	90
5.500% due 07/25/2037 ^		671	527
5.750% due 07/25/2037 ^		3,238	2,720
5.750% due 08/25/2037		12,018	10,514
6.000% due 02/25/2036 ^		689	524
6.000% due 03/25/2036 ^		6	5

Countrywide Home Loan Reperforming REMIC Trust
2.826% due 06/25/2035 •		1,224	1,183
2.886% due 11/25/2034 •		30	29

Credit Suisse First Boston Mortgage Securities Corp.
0.231% due 05/15/2023 ~(a)		164,582	497
3.001% due 03/25/2032 ~		70	68
6.000% due 01/25/2036 ^		1,632	1,242

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~		5	5
7.000% due 02/25/2034		183	201

Credit Suisse Mortgage Capital Certificates
3.785% due 07/27/2037 ~		2,888	2,684
3.941% due 08/27/2046 ~		2,266	2,289
4.099% due 02/26/2036 ~		116	116

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^		531	433
7.000% due 08/25/2037 ^~		1,011	824

Deutsche ALT-A Securities, Inc.
2.786% due 04/25/2037 •		640	410

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.586% due 08/25/2037 ^•		789	652
2.606% due 08/25/2036 ^•		2,585	2,409

Downey Savings & Loan Association Mortgage Loan Trust
2.742% due 08/19/2045 •		18	18
3.317% due 03/19/2046 ^•		835	769

EMF-NL BV
0.692% due 07/17/2041 •	EUR	1,200	1,346

EMF-NL Prime BV
0.492% due 04/17/2041 •		4,680	5,042

Eurosail PLC
1.192% due 10/17/2040 •		2,490	2,801

First Horizon Alternative Mortgage Securities Trust
4.048% due 01/25/2036 ^~		$4,575	3,534
4.173% due 03/25/2035 ~		41	34
4.173% due 06/25/2036 ^~		680	627
4.287% due 04/25/2036 ^~		587	550

First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		1,186	1,006

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~		178	148

GMAC Mortgage Corp. Loan Trust
4.508% due 06/25/2034 ~		5	5

GreenPoint Mortgage Funding Trust
2.926% due 06/25/2045 •		12	12
3.026% due 11/25/2045 •		91	80

GreenPoint Mortgage Funding Trust Pass-Through Certificates
5.164% due 10/25/2033 ~		29	29

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	657	676

GS Mortgage Securities Trust
3.135% due 06/10/2046		$310	314

GSMPS Mortgage Loan Trust
2.836% due 03/25/2035 •		57	53

GSR Mortgage Loan Trust
3.844% due 06/25/2034 ~		122	121
4.300% due 03/25/2033 •		11	11
5.750% due 03/25/2036 ^		370	380
5.750% due 01/25/2037 ^		781	698
6.000% due 02/25/2036 ^		2,105	1,613
6.000% due 03/25/2037 ^		1,432	1,244
6.000% due 05/25/2037 ^		464	426
6.500% due 09/25/2036 ^		482	371

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
2.662% due 11/19/2036 •	$185	$182
2.662% due 07/19/2046 ^•	181	139
2.662% due 11/19/2046 ^•	53	45
2.792% due 11/19/2035 •	1,129	1,075
2.962% due 06/19/2035 •	65	65
2.975% due 06/19/2045 ^•	3,175	2,078
2.982% due 01/19/2036 •	1,537	1,223
3.042% due 02/19/2036 •	1,103	935
3.232% due 10/19/2035 •	658	567
3.302% due 11/19/2034 ^•	789	730
4.652% due 04/19/2034 ~	7	7

HomeBanc Mortgage Trust
3.817% due 04/25/2037 ^~	11,777	10,861

Impac CMB Trust
3.146% due 03/25/2035 •	124	122

Impac Secured Assets Trust
2.836% due 05/25/2036 •	244	241

Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051	323	350

IndyMac Mortgage Loan Trust
2.646% due 04/25/2037 •	542	530
2.676% due 09/25/2046 •	32	29
2.686% due 11/25/2046 •	511	468
2.736% due 02/25/2037 •	2,281	1,779
3.790% due 06/25/2037 ^~	766	649
3.896% due 06/25/2036 ~	930	866
3.949% due 01/25/2036 ^~	433	394
4.276% due 12/25/2034 ~	413	413
4.350% due 12/25/2036 ^~	41	39
4.395% due 10/25/2034 ~	1,154	1,184
4.589% due 01/25/2036 ~	1,103	1,092

JPMorgan Alternative Loan Trust
2.626% due 03/25/2037 •	912	881
2.979% due 06/27/2037 •	488	431
4.258% due 05/25/2037 ^~	1,533	1,385
5.500% due 11/25/2036 ^~	1	1
5.660% due 05/26/2037 ~	5,724	4,809
6.310% due 08/25/2036 ^Ø	2,591	2,406

JPMorgan Chase Commercial Mortgage Securities Trust
2.554% due 04/15/2046	210	209
2.665% due 01/15/2046	6	6
3.414% due 01/15/2046	43	44

JPMorgan Mortgage Trust
4.068% due 05/25/2034 ~	88	89
4.171% due 11/25/2033 ~	10	10
4.304% due 11/25/2035 ^~	443	414
4.329% due 07/25/2035 ~	32	33
4.384% due 04/25/2036 ^~	290	266
4.492% due 04/25/2037 ^~	53	51
5.750% due 01/25/2036 ^	1,176	908
6.000% due 08/25/2037 ^	16	12
6.250% due 07/25/2036 ^	1,803	1,375
6.500% due 01/25/2036 ^	633	497
6.500% due 08/25/2036 ^	2,139	1,596

Lehman XS Trust
2.686% due 08/25/2046 •	2,786	2,656
2.716% due 04/25/2046 ^•	2,313	2,277

MASTR Adjustable Rate Mortgages Trust
2.906% due 05/25/2047 ^•	39	441
3.086% due 05/25/2047 ^•	573	812
4.191% due 05/25/2034 ~	118	117
4.467% due 11/21/2034 ~	44	46

MASTR Seasoned Securitization Trust
3.992% due 10/25/2032 ~	19	19

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.184% due 11/15/2031 •	90	90

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •	196	191

Merrill Lynch Alternative Note Asset Trust
2.660% due 02/25/2037 •	195	195

Merrill Lynch Mortgage Investors Trust
0.744% due 11/25/2029 ~(a)	1,847	41
2.736% due 11/25/2035 •	1	1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.866% due 08/25/2035 •		$1,154	$1,158
3.146% due 06/25/2028 •		2	2
4.323% due 02/25/2036 ~		800	805
4.361% due 02/25/2033 ~		26	26
4.373% due 03/25/2036 ^~		1,273	928
4.398% due 05/25/2033 ~		5	5

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046		100	99
2.657% due 05/15/2046		106	106
2.825% due 08/15/2045		102	102
3.912% due 07/15/2046 ~		37	38

Morgan Stanley Mortgage Loan Trust
2.746% due 03/25/2036 •		507	411
3.674% due 07/25/2035 ~		209	185
3.890% due 08/25/2034 ~		247	232
4.092% due 07/25/2035 ^~		139	129
4.399% due 06/25/2036 ~		33	34
4.547% due 06/25/2036 ~		3,400	3,362
4.623% due 08/25/2034 ~		22	22

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.906% due 06/25/2037 •		6,364	5,310
4.115% due 10/25/2035 ~		614	609
4.684% due 08/25/2035 ~		288	289

Nomura Asset Acceptance Corp. Reperforming Loan Trust
6.500% due 02/25/2035 ^		739	742

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.866% due 12/25/2035 •		4,444	4,177
5.675% due 12/25/2035 ~		51	51

Prime Mortgage Trust
2.886% due 02/25/2034 •		3	3
5.500% due 06/25/2036 ^		133	132

RBSGC Structured Trust
5.500% due 11/25/2035 ^		4,741	4,413

RBSSP Resecuritization Trust
2.730% due 08/27/2037 •		1,585	1,551
2.970% due 06/27/2036 •		9,179	7,531

Residential Accredit Loans, Inc. Trust
2.626% due 01/25/2037 •		1,485	1,431
2.666% due 05/25/2036 •		2,001	1,879
2.671% due 12/25/2036 •		129	119
2.736% due 02/25/2036 ^•		293	228
2.736% due 08/25/2037 •		109	102
2.886% due 11/25/2036 ^•		418	317
3.286% due 10/25/2045 •		244	223
4.440% due 02/25/2035 ^~		895	778
4.725% due 03/25/2035 ^~		365	345
4.960% due 01/25/2036 ^~		2,356	2,125
5.157% due 09/25/2035 ^~		360	327
5.327% due 12/26/2034 ^~		266	195
5.990% due 09/25/2037 ~		13,430	11,376
6.000% due 06/25/2036 ^		354	323
6.500% due 09/25/2037 ^		454	437

Residential Asset Securitization Trust
2.886% due 01/25/2046 ^•		1,900	910
2.936% due 02/25/2034 •		121	110
5.500% due 09/25/2035 ^		121	99
5.500% due 12/25/2035 ^		340	274
5.750% due 02/25/2036 ^		1,086	757
6.000% due 07/25/2036		494	412
6.000% due 07/25/2037 ^		1,523	989

Residential Funding Mortgage Securities, Inc. Trust
4.232% due 09/25/2036 ^~		35	23
4.806% due 02/25/2036 ^~		575	532
6.000% due 10/25/2036 ^		701	656
6.500% due 03/25/2032		19	19

RMAC Securities PLC
0.995% due 06/12/2044 •	GBP	831	1,017

Securitized Asset Sales, Inc.
4.986% due 11/26/2023 ~		$26	23

Sequoia Mortgage Trust
3.201% due 11/22/2024 •		24	24
3.805% due 09/20/2046 ^~		97	79

Structured Adjustable Rate Mortgage Loan Trust
2.706% due 06/25/2037 •		2,716	2,593
2.806% due 10/25/2035 •		4,936	4,712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.797% due 01/25/2035 ^•		$21	$21
3.893% due 09/25/2036 ^~		437	339
3.961% due 04/25/2036 ^~		595	500
4.074% due 10/25/2036 ^~		492	395
4.189% due 01/25/2035 ~		162	161
4.438% due 03/25/2034 ~		15	14

Structured Asset Mortgage Investments Trust
2.606% due 08/25/2036 •		295	272
2.666% due 07/25/2046 •		3,221	3,001
2.696% due 05/25/2036 •		243	225
2.696% due 08/25/2036 ^•		1,451	1,349
2.732% due 07/19/2035 •		327	325
2.766% due 02/25/2036 ^•		454	430
2.786% due 08/25/2036 ^•		783	655
2.946% due 05/25/2045 •		61	60
3.062% due 07/19/2034 •		10	10
3.142% due 09/19/2032 •		3	3
3.182% due 03/19/2034 •		3	3

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.710% due 03/25/2033 ~		72	74

Structured Asset Securities Corp. Trust
2.836% due 02/25/2035 •		21	20

Thornburg Mortgage Securities Trust
2.616% due 06/25/2037 •		22,866	22,109
4.014% due 10/25/2043 ~		101	100

TIAA Seasoned Commercial Mortgage Trust
5.482% due 08/15/2039 ~		84	84

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	24,900	32,439

UBS-Barclays Commercial Mortgage Trust
3.185% due 03/10/2046		$86	87
3.244% due 04/10/2046		40	41

UBS-Citigroup Commercial Mortgage Trust
2.179% due 01/10/2045 ~(a)		22,102	950

Wachovia Mortgage Loan Trust LLC
4.548% due 03/20/2037 ^~		374	368
4.671% due 10/20/2035 ~		1,341	1,256
4.692% due 05/20/2036 ^~		711	701

WaMu Mortgage Pass-Through Certificates Trust
2.556% due 05/25/2046 •		166	159
2.556% due 12/25/2046 •		500	497
2.756% due 12/25/2045 •		8	8
2.776% due 12/25/2045 •		668	664
3.127% due 01/25/2047 •		178	180
3.142% due 12/25/2046 •		381	377
3.147% due 06/25/2047 ^•		110	45
3.325% due 10/25/2036 ^~		47	43
3.356% due 05/25/2037 ^~		80	71
3.377% due 06/25/2046 •		1,033	1,009
3.550% due 06/25/2037 ^~		1,871	1,739
3.575% due 07/25/2037 ^~		431	388
3.597% due 11/25/2042 •		17	16
3.769% due 03/25/2037 ^~		33,428	30,964
3.797% due 06/25/2042 •		287	280
3.797% due 08/25/2042 •		158	155
3.841% due 10/25/2036 ^~		1,132	1,036
4.102% due 08/25/2035 ~		561	566
4.128% due 06/25/2033 ~		99	100
4.154% due 10/25/2034 ~		236	237
4.272% due 01/25/2036 ~		1,073	1,097
4.377% due 09/25/2033 ~		15	16
4.467% due 03/25/2035 ~		273	269
4.548% due 03/25/2033 ~		67	68
4.622% due 12/25/2032 ~		3,572	3,670
4.809% due 03/25/2034 ~		4	4

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	0	680
1.639% due 12/21/2049 •		8,738	11,301
2.339% due 12/21/2049 •		910	1,173
2.839% due 12/21/2049 •		455	593
3.339% due 12/21/2049 •		260	340
3.839% due 12/21/2049 •		260	333

Washington Mutual Mortgage Pass-Through Certificates Trust
3.167% due 04/25/2047 •		$5,329	4,010
3.186% due 01/25/2036 ^•		4,647	3,511
3.797% due 02/25/2033 ~		8	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.160% due 06/25/2033 ~	$48	$48
5.500% due 11/25/2035	170	149
5.750% due 11/25/2035 ^	1,188	1,136
6.000% due 10/25/2035 ^	588	453

Wells Fargo Alternative Loan Trust
2.836% due 06/25/2037 ^•	1,843	1,324

Wells Fargo Mortgage-Backed Securities Trust
4.420% due 05/25/2036 ^~	282	290
4.542% due 07/25/2036 ^~	1,555	1,563
4.618% due 09/25/2034 ~	366	362
4.672% due 10/25/2033 ~	273	278
4.675% due 04/25/2036 ^~	34	34
4.903% due 12/25/2033 ~	2	2
5.004% due 04/25/2036 ^~	361	362
5.142% due 04/25/2035 ~	27	28
5.147% due 03/25/2035 ~	162	165
5.170% due 04/25/2036 ~	154	152
5.750% due 03/25/2037 ^	11	10
6.000% due 03/25/2037 ^	1,097	1,068

Total Non-Agency Mortgage-Backed Securities (Cost $363,966)		401,628

ASSET-BACKED SECURITIES 15.9%

ACE Securities Corp. Home Equity Loan Trust
2.606% due 08/25/2036 ^•	3,273	1,056
2.646% due 08/25/2036 ^•	1,755	570
2.686% due 12/25/2036 •	5,845	2,158
3.461% due 11/25/2033 •	244	241

Aegis Asset-Backed Securities Trust
3.486% due 03/25/2035 ^•	435	405

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «	449	454

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.611% due 11/25/2034 •	870	862

Amortizing Residential Collateral Trust
3.186% due 10/25/2031 •	504	495

Argent Securities Trust
2.596% due 09/25/2036 •	430	173
2.636% due 06/25/2036 •	4,007	1,410
2.636% due 07/25/2036 •	2,415	894
2.636% due 09/25/2036 •	1,013	410

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.306% due 02/25/2034 •	1,009	980

Asset-Backed Funding Certificates Trust
2.596% due 01/25/2037 •	3,815	2,477
2.646% due 01/25/2037 •	1,833	1,198
3.186% due 06/25/2034 •	569	563
3.486% due 06/25/2037 •	56	48
3.536% due 03/25/2034 ^•	1,498	1,396
3.611% due 12/25/2032 •	442	443

Asset-Backed Securities Corp. Home Equity Loan Trust
2.916% due 11/25/2035 •	63	63
2.936% due 11/25/2035 •	1,200	1,203
3.581% due 02/25/2035 •	1,398	1,401

Bayview Financial Mortgage Pass-Through Trust
5.638% due 11/28/2036 Ø	147	149

Bayview Financial Revolving Asset Trust
3.426% due 02/28/2040 •	117	113

Bear Stearns Asset-Backed Securities Trust
2.646% due 08/25/2036 •	6,179	7,383
2.656% due 01/25/2037 •	966	903
2.690% due 12/25/2036	2,062	2,062
2.886% due 09/25/2046 •	580	558
2.916% due 12/25/2035 •	500	502
2.976% due 09/25/2035 •	2,266	2,248
3.131% due 11/25/2035 ^•	30	30
3.206% due 11/25/2035 ^•	1,540	1,536
3.236% due 09/25/2035 •	95	95
3.446% due 04/25/2035 •	2,066	2,074
3.486% due 11/25/2042 •	7	7
5.500% due 08/25/2036	418	419
6.500% due 10/25/2036 ^	4,800	3,620

Belle Haven ABS CDO Ltd.
3.098% due 11/03/2044 •	16,956	7,811
3.138% due 11/03/2044 •	25,421	11,818

46	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Business Jet Securities LLC
4.447% due 06/15/2033	$2,689	$2,724

Carrington Mortgage Loan Trust
2.646% due 10/25/2036 •	1,299	993
2.726% due 06/25/2036 •	3,400	3,225
2.946% due 06/25/2035 •	417	419
3.386% due 05/25/2034 •	1,826	1,851

Centex Home Equity Loan Trust
2.946% due 10/25/2035 •	128	128

Citigroup Mortgage Loan Trust
2.646% due 09/25/2036 •	14,630	10,841
2.646% due 12/25/2036 •	2,356	1,621

Citius Funding Ltd.
2.764% due 05/05/2046 ^•	451,290	27,393

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 Ø	9,113	9,892

Countrywide Asset-Backed Certificates
2.626% due 08/25/2037 •	6,593	6,484
2.636% due 07/25/2036 ^•	1,321	1,321
2.636% due 12/25/2046 •	1,280	1,281
2.646% due 12/25/2035 ^•	379	374
2.656% due 06/25/2047 •	570	567
2.676% due 06/25/2047 •	6,164	6,099
2.766% due 09/25/2036 •	2,318	2,319
2.776% due 06/25/2036 •	2,635	2,631
2.786% due 06/25/2036 •	1,749	1,749
2.796% due 09/25/2037 ^•	1,733	1,220
2.826% due 12/25/2036 ^•	253	133
2.836% due 04/25/2036 •	679	679
2.966% due 01/25/2036 •	1,675	1,682
3.341% due 05/25/2036 •	3,546	3,561
3.356% due 04/25/2035 •	1,850	1,860
3.986% due 02/25/2035 •	4,400	4,482
4.091% due 01/25/2034 ^•	226	226
4.672% due 10/25/2046 ^~	1,443	1,415
4.756% due 07/25/2036 ~	47	47

Countrywide Asset-Backed Certificates Trust
2.636% due 10/25/2046 ^•	160	160
2.946% due 05/25/2036 •	350	350
3.206% due 07/25/2034 •	1,014	1,017
4.772% due 12/25/2034 ~	4,131	4,181

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •	6	5

Credit-Based Asset Servicing & Securitization LLC
3.236% due 04/25/2036 •	3,039	2,918

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.824% due 03/25/2037 ^Ø	10,181	5,725

Credit-Based Asset Servicing & Securitization Trust
2.636% due 11/25/2036 •	1,173	736
3.568% due 01/25/2037 ^Ø	1,436	645

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030	142	142
7.790% due 05/25/2030 ^Ø	441	477

Dryden Senior Loan Fund
3.687% due 10/15/2027 •	3,800	3,780

Fairbanks Capital Mortgage Loan Trust
3.686% due 05/25/2028 •	6	6

Fieldstone Mortgage Investment Trust
2.650% due 11/25/2036 •	1,796	1,155

First Franklin Mortgage Loan Asset-Backed Certificates
3.311% due 05/25/2034 •	605	598

First Franklin Mortgage Loan Trust
2.626% due 09/25/2036 •	999	991
2.976% due 07/25/2035 •	300	302
3.431% due 03/25/2035 •	2,900	2,889
3.761% due 07/25/2034 •	747	750

Fremont Home Loan Trust
2.616% due 11/25/2036 •	6,152	2,800
2.636% due 01/25/2037 •	1,743	966
2.726% due 02/25/2037 •	4,688	2,438
2.736% due 05/25/2036 •	10,645	7,069

GSAA Home Equity Trust
2.766% (US0001M + 0.280%) due 07/25/2037 ~	31,412	18,694
2.936% due 08/25/2037 •	741	696
4.999% due 09/25/2035 ~	151	155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
2.536% due 12/25/2046 •	$1,421	$883
2.586% due 12/25/2046 •	5,185	3,245
2.636% due 09/25/2036 •	1,761	857
2.636% due 12/25/2046 •	3,336	2,102
2.716% due 12/25/2046 •	642	409
2.726% due 08/25/2036 •	1,176	1,000
2.756% due 04/25/2036 •	3,240	2,422
3.356% due 11/25/2034 •	1,775	1,766

Home Equity Asset Trust
2.976% due 12/25/2035 •	81	81

Home Equity Loan Trust
2.826% due 04/25/2037 •	3,000	2,403

Home Equity Mortgage Loan Asset-Backed Trust
2.646% due 07/25/2037 •	3,460	2,286
2.686% due 07/25/2037 •	3,570	2,374
2.726% due 04/25/2037 •	2,599	1,939

Home Equity Mortgage Trust
5.867% due 07/25/2036 ^Ø	197	65

HSI Asset Securitization Corp. Trust
2.596% due 12/25/2036 •	4,123	1,605
2.656% due 12/25/2036 •	1,193	465
2.676% due 01/25/2037 •	2,129	1,699
2.706% due 12/25/2036 •	8,825	3,472

IXIS Real Estate Capital Trust
2.716% due 01/25/2037 •	4,618	2,314

Jamestown CLO Ltd.
3.477% due 07/15/2026 •	1,447	1,444

JPMorgan Mortgage Acquisition Trust
2.636% due 07/25/2036 •	1,744	1,028
2.646% due 07/25/2036 ^•	1,706	700
6.130% due 07/25/2036 ^Ø	1,358	661

L2L Education Loan Trust
2.829% due 06/15/2031 •	4,660	4,554

Lehman XS Trust
2.636% due 04/25/2037 ^•	17	16
2.656% due 01/25/2037 •	614	591
2.746% due 05/25/2046 ^•	45,398	40,996

Long Beach Mortgage Loan Trust
2.790% due 02/25/2036 •	2,065	1,718
3.166% due 01/25/2046 •	5,000	4,990
4.290% due 07/25/2032 ^•	135	136

MASTR Asset-Backed Securities Trust
2.536% due 10/25/2036 •	1,082	476
2.536% due 11/25/2036 •	68	31
2.636% due 08/25/2036 •	1,082	586
2.726% due 03/25/2036 •	4,188	3,039
2.726% due 10/25/2036 •	1,700	1,575
2.986% due 10/25/2035 ^•	912	861

Meritage Mortgage Loan Trust
3.236% due 11/25/2035 •	128	130

Merrill Lynch Mortgage Investors Trust
2.596% due 08/25/2037 •	2,386	1,473
2.636% due 08/25/2037 •	14,399	8,952
2.936% due 02/25/2047 •	630	455
3.236% due 06/25/2036 •	286	288
4.553% due 02/25/2037 ^Ø	1,723	342

Monroe Capital BSL CLO Ltd.
3.783% due 05/22/2027 •	16,200	16,199

Morgan Stanley ABS Capital, Inc. Trust
2.546% due 12/25/2036 •	4,307	2,592
2.596% due 03/25/2037 •	1,763	911
2.626% due 11/25/2036 •	11,257	7,062
2.636% due 09/25/2036 •	11,436	5,731
2.636% due 10/25/2036 •	24,819	15,606
2.636% due 11/25/2036 •	3,799	2,599
2.636% due 12/25/2036 •	953	579
2.646% due 09/25/2036 •	2,056	1,177
2.666% due 02/25/2037 •	2,417	1,098
2.686% due 02/25/2037 •	72	44
2.706% due 11/25/2036 •	6,087	3,853
2.726% due 06/25/2036 •	1,334	891
2.736% due 08/25/2036 •	152	96
2.736% due 03/25/2037 •	18,901	9,930
2.846% due 02/25/2037 •	1,737	807
3.401% due 03/25/2035 •	1,100	1,103
3.536% due 09/25/2033 •	1,090	1,084
3.536% due 06/25/2035 ^•	4,000	3,715

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Home Equity Loan Trust
2.586% due 12/25/2036 •	$1,830	$1,052

National Collegiate Student Loan Trust
2.746% due 02/26/2029 •	276	275

Nelnet Student Loan Trust
2.707% due 03/23/2037 •	249	247
2.721% due 05/27/2025 •	239	238
2.881% due 10/25/2033 •	417	413
2.952% due 03/25/2026 •	388	384
3.286% due 04/25/2046 •	36	36

New Century Home Equity Loan Trust
5.486% due 01/25/2033 ^•	613	566

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.816% due 10/25/2036 ^•	4,830	1,644
2.886% due 02/25/2037 ^•	511	209

North Carolina State Education Assistance Authority
3.286% due 07/25/2039 •	723	721

NovaStar Mortgage Funding Trust
2.636% due 09/25/2036 •	4,331	2,379
2.656% due 11/25/2036 •	9,213	4,204
2.696% due 01/25/2037 •	3,510	1,628
2.736% due 10/25/2036 •	1,418	799

OFSI Fund Ltd.
3.680% due 10/18/2026 •	6,006	5,999

Option One Mortgage Loan Trust
2.616% due 07/25/2037 •	1,263	909
2.666% due 04/25/2037 •	1,203	751
2.676% due 01/25/2036 •	94	94
2.706% due 01/25/2037 •	1,077	687
2.726% due 04/25/2037 •	1,348	888
2.736% due 03/25/2037 •	700	412
2.736% due 07/25/2037 •	1,709	1,250

Ownit Mortgage Loan Trust
2.636% due 05/25/2037 •	2,395	1,990
3.420% due 10/25/2035 Ø	787	502

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •	3,191	3,209

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.956% due 09/25/2035 •	1,444	1,449
4.286% due 12/25/2034 •	754	762

People’s Financial Realty Mortgage Securities Trust
2.626% due 09/25/2036 •	2,687	1,032

RAAC Trust
2.786% due 06/25/2044 •	563	506
2.826% due 02/25/2036 •	672	672
2.826% due 08/25/2036 •	3,049	3,067

Renaissance Home Equity Loan Trust
3.212% due 09/25/2037 Ø	6,536	4,987
3.486% due 12/25/2033 •	16	16
5.612% due 04/25/2037 Ø	3,809	1,688

Residential Asset Mortgage Products Trust
2.986% due 09/25/2035 •	287	288
3.046% due 06/25/2032 •	4	4

Residential Asset Securities Corp. Trust
2.636% due 07/25/2036 •	5,740	5,470
2.670% due 04/25/2036	397	398
2.756% due 04/25/2036 •	267	268
2.756% due 07/25/2036 •	2,914	2,363
2.856% due 03/25/2036 •	148	148
3.311% due 07/25/2034 •	458	454
3.326% due 12/25/2034 •	817	815
3.521% due 08/25/2035 •	2,000	1,982

Residential Asset Securitization Trust
2.836% due 10/25/2048 •	1	1

Saxon Asset Securities Trust
2.656% due 10/25/2046 •	2,086	2,044
3.152% due 03/25/2035 ^•	644	629

Securitized Asset-Backed Receivables LLC Trust
2.736% due 03/25/2036 •	3,150	2,288
3.251% due 02/25/2034 •	1,510	1,494

SG Mortgage Securities Trust
2.636% due 10/25/2036 •	5,100	4,595
2.696% due 10/25/2036 •	2,300	1,840
2.756% due 02/25/2036 •	6,547	4,312

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sierra Madre Funding Ltd.
2.861% due 09/07/2039 •		$29,535	$26,286
2.881% due 09/07/2039 •		68,931	61,348

SLC Student Loan Trust
3.084% due 05/15/2028 •		21	21

SLM Private Education Loan Trust
1.850% due 06/17/2030		157	157
5.734% due 05/16/2044 •		420	424

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	1,484	1,666
2.941% due 07/25/2025 •		$128	118
3.986% due 06/25/2043 •		103	102
3.986% due 09/25/2076 •		104	104
4.271% due 04/25/2023 •		4,103	4,152
4.286% due 11/25/2070 •		141	143

Soundview Home Loan Trust
2.596% due 02/25/2037 •		4,970	1,868
2.766% due 10/25/2036 •		6,433	6,381
3.311% due 06/25/2035 •		26	26
3.436% due 09/25/2037 •		3,179	3,018

Specialty Underwriting & Residential Finance Trust
2.606% due 03/25/2037 •		1,382	736
2.636% due 09/25/2037 •		5,212	2,494

Structured Asset Investment Loan Trust
3.206% due 10/25/2035 •		1,000	982
3.461% due 01/25/2035 •		1,713	1,661
3.611% due 01/25/2035 •		606	507
3.866% due 04/25/2033 •		36	36
4.061% due 01/25/2035 •		684	360
4.211% due 01/25/2035 ^•		553	50

Structured Asset Securities Corp. Mortgage Loan Trust
2.806% due 05/25/2037 •		776	774

Structured Asset Securities Corp. Trust
2.946% due 09/25/2035 •		11,700	11,204

Talon Funding Ltd.
3.089% due 06/05/2035 •		1,604	497

Terwin Mortgage Trust
3.426% due 12/25/2034 •		67	66

Triaxx Prime CDO Ltd.
2.750% due 10/02/2039 •		6,569	3,777

Washington Mutual Asset-Backed Certificates Trust
2.726% due 05/25/2036 •		2,127	1,842

Wells Fargo Home Equity Asset-Backed Securities Trust
4.061% due 02/25/2035 •		3,600	3,610

Zais CLO Ltd.
3.937% due 04/15/2028 •		7,300	7,262

Total Asset-Backed Securities (Cost $561,085)			615,326

SOVEREIGN ISSUES 4.1%

Argentina Government International Bond
5.875% due 01/11/2028 (l)		10,600	8,163
6.875% due 01/11/2048		4,800	3,546
45.325% (BADLARPP + 3.250%) due 03/01/2020 ~	ARS	1,200	28
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~		19,715	442
49.153% (BADLARPP) due 10/04/2022 ~		2,200	86

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)	ARS	424,527	$10,924

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	300	348

Brazil Government International Bond
5.625% due 02/21/2047		$1,750	1,742

Kuwait International Government Bond
3.500% due 03/20/2027		14,900	15,251

New Zealand Government International Bond
2.000% due 09/20/2025 (h)	NZD	17,302	12,768
3.000% due 09/20/2030 (h)		4,609	3,861

Peru Government International Bond
5.940% due 02/12/2029	PEN	16,200	5,139
6.150% due 08/12/2032		20,800	6,586
6.350% due 08/12/2028		67,875	22,158

Qatar Government International Bond
3.875% due 04/23/2023		$6,700	6,903
4.500% due 01/20/2022		4,700	4,890
4.500% due 04/23/2028		2,100	2,248
5.103% due 04/23/2048		800	878

Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	8,720	9,799

Saudi Government International Bond
2.375% due 10/26/2021		$600	591
2.875% due 03/04/2023		1,600	1,587
3.250% due 10/26/2026		1,600	1,561
3.625% due 03/04/2028		4,300	4,271
4.500% due 04/17/2030		13,700	14,415
4.500% due 10/26/2046		5,100	4,994
4.625% due 10/04/2047		5,500	5,432
5.000% due 04/17/2049		1,400	1,453

Turkey Government International Bond
7.250% due 12/23/2023		7,000	7,066

Total Sovereign Issues (Cost $174,102)			157,130

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		9,536	1

Total Common Stocks (Cost $506)			1

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%		3,500	4,523

Total Convertible Preferred Securities (Cost $4,179)			4,523

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~		12,250	2,321

Total Preferred Securities (Cost $2,590)			2,321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.0%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		$11,800	$11,804

COMMERCIAL PAPER 0.5%

Energy Transfer Partners
3.200% due 04/22/2019		20,500	20,459

REPURCHASE AGREEMENTS (k) 0.0%
			751

ARGENTINA TREASURY BILLS 0.2%
45.186% due 04/12/2019 - 06/28/2019 (f)(g)	ARS	361,465	9,277

Total Short-Term Instruments (Cost $43,327)			42,291

Total Investments in Securities (Cost $3,663,022)			3,723,595

		SHARES
INVESTMENTS IN AFFILIATES 26.5%

SHORT-TERM INSTRUMENTS 26.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.5%

PIMCO Short Asset Portfolio		36,420,536	362,348

PIMCO Short-Term Floating NAV Portfolio III		67,465,130	667,163

Total Short-Term Instruments (Cost $1,031,730)			1,029,511

Total Investments in Affiliates (Cost $1,031,730)			1,029,511

Total Investments 122.4% (Cost $4,694,752)			$4,753,106

Financial Derivative Instruments (m)(o) 0.1% (Cost or Premiums, net $30,841)			2,827

Other Assets and Liabilities, net (22.5)%			(873,489)

Net Assets 100.0%			$3,882,444

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

48	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$751	U.S. Treasury Bills 0.000% due 09/26/2019	$(771)	$751	$751

Total Repurchase Agreements						$(771)	$751	$751

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	0.500%	02/20/2019	TBD	(3)	$(999)	$(1,000)
	0.500	02/26/2019	TBD	(3)	(1,209)	(1,209)
CFR	2.500	02/22/2019	TBD	(3)	(8,014)	(8,035)
NXN	2.600	01/07/2019	04/05/2019		(59,192)	(59,551)
	2.640	02/20/2019	04/22/2019		(140,444)	(140,856)

Total Reverse Repurchase Agreements						$(210,651)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(2,209)	$0	$(2,209)	$2,206	$(3)
CFR	0	(8,035)	0	(8,035)	8,163	128
FICC	751	0	0	751	(771)	(20)
NXN	0	(200,407)	0	(200,407)	199,221	(1,186)
RYL	0	0	0	0	(89)	(89)

Total Borrowings and Other Financing Transactions	$751	$(210,651)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,209)	$(2,209)
U.S. Treasury Obligations	0	(200,407)	0	0	(200,407)
Sovereign Issues	0	0	0	(8,035)	(8,035)

Total Borrowings	$0	$(200,407)	$0	$(10,244)	$(210,651)

Payable for reverse repurchase agreements					$(210,651)

(l)	Securities with an aggregate market value of $216,382 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(246,511) at a weighted average interest rate of 2.210%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2019	2,199	$	254,706	$2,393	$0	$(498)
U.S. Treasury 10-Year Note June Futures	06/2019	2,550		316,758	4,519	0	(717)

					$6,912	$0	$(1,215)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	6,756	$	(1,646,015)	$9,675	$253	$0
Euro-BTP Italy Government Bond June Futures	06/2019	1,550		(225,111)	(5,386)	730	0
U.S. Treasury 30-Year Bond June Futures	06/2019	85		(12,721)	(314)	32	0

					$3,975	$1,015	$0

Total Futures Contracts					$10,887	$1,015	$(1,215)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	09/20/2020	0.166%	$	36,400	$492	$(35)	$457	$0	$(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2023	0.408		3,000	(10)	79	69	1	0
Caterpillar Financial Services Corp.	1.000	Quarterly	06/20/2019	0.074		2,500	43	(37)	6	0	0
Daimler AG	1.000	Quarterly	12/20/2020	0.275	EUR	1,800	30	(4)	26	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		1,200	(9)	14	5	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.220	$	700	93	(9)	84	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.316		31,300	28	552	580	0	(9)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.371		12,400	103	145	248	3	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.461		15,600	315	(9)	306	2	0

							$1,085	$696	$1,781	$8	$(10)

50	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	60,858	$(4,433)	$279	$(4,154)	$0	$(221)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	9,300	(126)	(91)	(217)	0	(11)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		41,500	(1,100)	52	(1,048)	0	(66)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		28,700	(173)	(508)	(681)	0	(48)

						$(5,832)	$(268)	$(6,100)	$0	$(346)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	Semi-Annual	06/21/2020	$	223,600	$5,179	$(2,356)	$2,823	$125	$0
Pay	3-Month USD-LIBOR	2.600	Semi-Annual	09/26/2023		652,200	(6,864)	15,441	8,577	0	(1,360)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		258,600	(2,738)	9,205	6,467	0	(547)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		52,200	(148)	146	(2)	128	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		27,100	10	15	25	65	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		375,520	17,242	(2,957)	14,285	1,012	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		200,400	17,391	(5,155)	12,236	567	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		200	12	(11)	1	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		31,500	3,614	(3,042)	572	93	0
Receive	3-Month USD-LIBOR	2.970	Semi-Annual	09/26/2048		167,800	8,622	(21,319)	(12,697)	553	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		28,700	(65)	(2,518)	(2,583)	96	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024	EUR	168,200	702	853	1,555	0	(336)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		34,800	(261)	(1,419)	(1,680)	634	0
Receive	6-Month GBP-LIBOR	2.050	Semi-Annual	09/23/2019	GBP	80,000	(3,710)	3,128	(582)	0	(10)
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		3,300	(114)	85	(29)	0	0
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024		386,500	375	(4,383)	(4,008)	58	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	12,280,000	(1,033)	(1,397)	(2,430)	0	(173)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		1,560,000	138	(458)	(320)	0	(31)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		11,740,000	36	(3,957)	(3,921)	0	(285)
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	477,756	(272)	(780)	(1,052)	0	(100)
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	26,800	10	706	716	0	(14)

							$38,126	$(20,173)	$17,953	$3,332	$(2,856)

Total Swap Agreements							$33,379	$(19,745)	$13,634	$3,340	$(3,212)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,015	$3,340	$4,355	$0	$ (1,215)	$ (3,212)	$ (4,427)

(n)

Securities with an aggregate market value of $98,940 and cash of $8,885 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	32,516		$24,067	$39	$0

BOA	04/2019		$68,183	DKK	450,008	0	(567)
	04/2019		505	MXN	9,641	0	(9)
	05/2019	ZAR	27,846		$2,060	139	0
	07/2019	DKK	450,008		68,742	575	0

BPS	04/2019	ARS	22,905		520	0	(8)
	04/2019	DKK	610,934		93,253	1,458	0
	04/2019		$995	ARS	42,248	0	(26)
	04/2019		36,337	TRY	197,703	0	(1,615)
	05/2019		801	ARS	36,307	10	(12)
	06/2019	TWD	714,796		$23,256	25	0
	06/2019		$2,460	INR	177,549	72	0

BRC	04/2019	JPY	2,643,091		$23,909	61	0

CBK	04/2019	EUR	50,232		56,491	144	0
	04/2019	GBP	94,914		125,100	1,479	0
	04/2019	MXN	366,888		19,109	247	0
	04/2019		$24	ARS	1,027	0	(1)
	04/2019		23,961	JPY	2,643,091	0	(113)
	04/2019		18,790	MXN	357,303	0	(421)
	05/2019	JPY	2,643,091		$24,028	106	0
	05/2019	MXN	357,303		18,703	422	0
	06/2019		$54,999	RUB	3,671,991	395	0

DUB	01/2021		2,352	BRL	10,311	122	0

GLM	04/2019	ARS	103,026		$2,366	0	(10)
	04/2019	AUD	19,747		14,116	95	0
	04/2019		$2,395	ARS	103,026	0	(19)
	04/2019		13,997	AUD	19,747	24	0
	05/2019	AUD	19,747		$14,006	0	(24)
	05/2019		$2,644	ARS	120,528	15	(10)
	05/2019		337	MXN	6,478	0	(6)
	06/2019	KRW	167,692		$149	2	0
	07/2019		$19,628	ARS	942,909	0	(728)

HUS	04/2019	ARS	116,371		$2,688	4	0
	04/2019	CAD	21,689		16,437	207	0
	04/2019	MXN	56		3	0	0
	04/2019	NOK	2,440		286	3	0
	04/2019	TRY	201,253		36,169	823	0
	04/2019		$17,020	ARS	732,317	2	(508)
	05/2019	SEK	12,260		$1,333	10	0
	05/2019		$174	ARS	8,007	1	0
	07/2019	ARS	542,585		$11,176	185	0
	01/2021	BRL	10,311		1,590	0	(885)

JPM	04/2019	EUR	125,219		142,934	2,469	0
	04/2019	GBP	3,852		5,082	65	0
	04/2019		$2,350	EUR	2,068	0	(31)
	05/2019	EUR	173,383		$195,189	186	0
	05/2019		$1,098	GBP	842	0	0
	06/2019	ILS	1,106		$308	2	0

MSB	05/2019		$680	ARS	28,857	0	(44)

SCX	04/2019	NZD	21,298		$14,645	141	0
	04/2019		$130,755	GBP	98,766	0	(2,117)
	04/2019		14,475	NZD	21,298	29	0
	05/2019	GBP	98,766		$130,953	2,115	0
	05/2019	NZD	21,298		14,482	0	(30)
	06/2019	HKD	12,085		1,546	3	0

TOR	06/2019		$19,242	COP	60,051,989	0	(475)

UAG	04/2019		16,155	CAD	21,689	75	0
	05/2019	CAD	21,689		$16,168	0	(75)

Total Forward Foreign Currency Contracts						$11,750	$(7,734)

52	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019	11,000	$(19)	$0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	25,200	(49)	(1)

Total Written Options						$(68)	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.484%	$	500	$(16)	$22	$6	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.687		4,700	(184)	225	41	0

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.484		1,100	(35)	48	13	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.580		700	(27)	35	8	0
	Intesa Sanpaolo SpA	1.000	Quarterly	06/20/2023	2.795	EUR	1,500	(210)	88	0	(122)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	8.025	$	3,050	248	(490)	0	(242)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.484		4,600	(148)	201	53	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.687		2,100	(81)	99	18	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		1,600	(16)	10	0	(6)

DUB	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.484		100	(3)	4	1	0

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	8.025		5,250	431	(848)	0	(417)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.484		2,600	(84)	114	30	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.973		1,900	(29)	32	3	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		16,700	(267)	(8)	0	(275)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984		17,400	(770)	(34)	0	(804)

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.609		1,900	3	1	4	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614		500	(17)	4	0	(13)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751		1,100	(32)	(7)	0	(39)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.484		200	(6)	8	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.580		700	(34)	42	8	0

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.484		1,250	(40)	55	15	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.267		300	(8)	4	0	(4)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862		200	(10)	3	0	(7)

MYC	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.609		11,800	(237)	263	26	0
	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.307		11,400	81	328	409	0
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2019	0.063		3,400	99	(83)	16	0

								$(1,392)	$116	$653	$(1,929)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	900	$(26)	$31	$5	$0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		18,100	(628)	721	93	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		12,100	(424)	486	62	0

							$(1,078)	$1,238	$160	$0

Total Swap Agreements							$(2,470)	$1,354	$813	$(1,929)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$39	$0	$0	$39	$0	$0	$0	$0	$39	$0	$39
BOA	714	0	47	761	(576)	0	0	(576)	185	0	185
BPS	1,565	0	21	1,586	(1,661)	0	(122)	(1,783)	(197)	644	447
BRC	61	0	71	132	0	0	(242)	(242)	(110)	376	266
CBK	2,793	0	0	2,793	(535)	0	(6)	(541)	2,252	(2,010)	242
DUB	122	0	1	123	0	0	0	0	123	(290)	(167)
GLM	136	0	0	136	(797)	0	0	(797)	(661)	943	282
GST	0	0	38	38	0	(1)	(1,496)	(1,497)	(1,459)	1,469	10
HUS	1,235	0	14	1,249	(1,393)	0	(52)	(1,445)	(196)	14	(182)
JPM	2,722	0	15	2,737	(31)	0	(11)	(42)	2,695	(2,370)	325
MSB	0	0	0	0	(44)	0	0	(44)	(44)	0	(44)
MYC	0	0	544	544	0	0	0	0	544	(718)	(174)
SCX	2,288	0	0	2,288	(2,147)	0	0	(2,147)	141	0	141
TOR	0	0	0	0	(475)	0	0	(475)	(475)	291	(184)
UAG	75	0	62	137	(75)	0	0	(75)	62	(120)	(58)

Total Over the Counter	$11,750	$0	$813	$12,563	$(7,734)	$(1)	$(1,929)	$(9,664)

(p)

Securities with an aggregate market value of $3,737 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

54	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,015	$1,015
Swap Agreements	0	8	0	0	3,332	3,340

	$0	$8	$0	$0	$4,347	$4,355

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,750	$0	$11,750
Swap Agreements	0	813	0	0	0	813

	$0	$813	$0	$11,750	$0	$12,563

	$0	$821	$0	$11,750	$4,347	$16,918

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,215	$1,215
Swap Agreements	0	356	0	0	2,856	3,212

	$0	$356	$0	$0	$4,071	$4,427

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,734	$0	$7,734
Written Options	0	1	0	0	0	1
Swap Agreements	0	1,929	0	0	0	1,929

	$0	$1,930	$0	$7,734	$0	$9,664

	$0	$2,286	$0	$7,734	$4,071	$14,091

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,517	$1,517
Futures	0	0	0	0	5,285	5,285
Swap Agreements	0	(4,720)	0	0	12,485	7,765

	$0	$(4,720)	$0	$0	$19,287	$14,567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,441	$0	$43,441
Purchased Options	0	0	0	0	(5,212)	(5,212)
Written Options	0	0	0	78	3,242	3,320
Swap Agreements	0	2,815	0	0	0	2,815

	$0	$2,815	$0	$43,519	$(1,970)	$44,364

	$0	$(1,905)	$0	$43,519	$17,317	$58,931

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,921)	$(1,921)
Swap Agreements	0	(3,582)	0	0	(48,400)	(51,982)

	$0	$(3,582)	$0	$0	$(50,321)	$(53,903)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,971	$0	$4,971
Purchased Options	0	0	0	0	7,436	7,436
Written Options	0	66	0	(77)	(73)	(84)
Swap Agreements	0	(1,851)	0	0	0	(1,851)

	$0	$(1,785)	$0	$4,894	$7,363	$10,472

	$0	$(5,367)	$0	$4,894	$(42,958)	$(43,431)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$23,302	$14,391	$37,693
Corporate Bonds & Notes
Banking & Finance	0	743,764	0	743,764
Industrials	0	193,928	0	193,928
Utilities	0	118,045	0	118,045
Municipal Bonds & Notes
California	0	5,292	0	5,292
Illinois	0	1,544	0	1,544
Puerto Rico	0	479	0	479
Washington	0	28,165	0	28,165
West Virginia	0	7,398	0	7,398
U.S. Government Agencies	0	702,743	0	702,743
U.S. Treasury Obligations	0	661,324	0	661,324
Non-Agency Mortgage-Backed Securities	0	401,628	0	401,628
Asset-Backed Securities	0	614,872	454	615,326
Sovereign Issues	0	157,130	0	157,130
Common Stocks
Consumer Discretionary	1	0	0	1
Convertible Preferred Securities
Banking & Finance	4,523	0	0	4,523
Preferred Securities
Banking & Finance	0	2,321	0	2,321
Short-Term Instruments
Certificates of Deposit	0	11,804	0	11,804
Commercial Paper	0	20,459	0	20,459
Repurchase Agreements	0	751	0	751
Argentina Treasury Bills	0	9,277	0	9,277

	$4,524	$3,704,226	$14,845	$3,723,595

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,029,511	$0	$0	$1,029,511

Total Investments	$1,034,035	$3,704,226	$14,845	$4,753,106

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,015	3,340	0	4,355
Over the counter	0	12,563	0	12,563

	$1,015	$15,903	$0	$16,918

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,215)	(3,212)	0	(4,427)
Over the counter	0	(9,664)	0	(9,664)

	$(1,215)	$(12,876)	$0	$(14,091)

Total Financial Derivative Instruments	$(200)	$3,027	$0	$2,827

Totals	$1,033,835	$3,707,253	$14,845	$4,755,933

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

56	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Extended Duration Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 161.6%

CORPORATE BONDS & NOTES 3.0%

BANKING & FINANCE 2.2%

Barclays PLC
4.610% due 02/15/2023 •	$3,500	$3,578

BOC Aviation Ltd.
2.750% due 09/18/2022	800	783

Deutsche Bank AG
3.576% (US0003M + 0.815%) due 01/22/2021 ~	5,600	5,491
4.028% (US0003M + 1.290%) due 02/04/2021 ~	900	893

Mitsubishi UFJ Financial Group, Inc.
3.415% (US0003M + 0.650%) due 07/26/2021 ~	1,100	1,102
3.625% (US0003M + 0.860%) due 07/26/2023 ~	2,100	2,107

Santander UK PLC
3.344% (US0003M + 0.660%) due 11/15/2021 ~	3,400	3,400

SL Green Operating Partnership LP
3.663% (US0003M + 0.980%) due 08/16/2021 ~	1,300	1,295

UBS AG
2.200% due 06/08/2020	6,200	6,165

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •	2,500	2,465

		27,279

INDUSTRIALS 0.6%

Georgia-Pacific LLC
7.750% due 11/15/2029	30	41

Hewlett Packard Enterprise Co.
3.515% (US0003M + 0.720%) due 10/05/2021 ~	1,400	1,395

Kinder Morgan, Inc.
4.067% (US0003M + 1.280%) due 01/15/2023 ~	3,300	3,313

Sands China Ltd.
5.400% due 08/08/2028	800	841

United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,042	1,001
3.100% due 04/07/2030	1,042	993

		7,584

UTILITIES 0.2%

BellSouth LLC
4.333% due 04/26/2021	1,500	1,502

Petrobras Global Finance BV
7.375% due 01/17/2027	1,050	1,161

		2,663

Total Corporate Bonds & Notes (Cost $37,525)		37,526

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	95

Total Municipal Bonds & Notes (Cost $91)		95

U.S. GOVERNMENT AGENCIES 8.8%

Fannie Mae
0.000% due 11/15/2030 (b)	400	282
3.000% due 07/25/2043	1,729	1,614
3.680% due 01/01/2029	1,700	1,799
3.850% due 01/01/2031	1,400	1,498
3.880% due 01/01/2031	1,800	1,929
3.920% due 01/01/2031	762	821

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2048	$386	$399
5.000% due 08/25/2033	54	58
5.500% due 04/25/2033 - 08/25/2035	89	98
6.000% due 12/25/2034	236	298

Fannie Mae, TBA
3.000% due 05/01/2049	15,000	14,922
4.000% due 04/01/2049 - 05/01/2049	50,600	52,039
5.500% due 04/01/2049	4,700	5,018

Freddie Mac
0.000% due 03/15/2028 - 07/15/2032 (b)	19,800	14,465
3.000% due 04/15/2053	1,836	1,766
4.107% due 11/25/2052 «~	5,209	5,503
5.500% due 02/15/2024	56	57
6.000% due 06/15/2035	380	476

Ginnie Mae
5.500% due 10/20/2037	187	223

Residual Funding Corp. STRIPS (b)
0.000% due 04/15/2030	4,100	2,991

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029	3,191	2,439

Small Business Administration
5.290% due 12/01/2027	78	81

Tennessee Valley Authority
4.625% due 09/15/2060	1,000	1,286

Total U.S. Government Agencies (Cost $106,776)		110,062

U.S. TREASURY OBLIGATIONS 142.1%

U.S. Treasury Bonds
2.500% due 02/15/2046 (e)	4,900	4,620
2.500% due 05/15/2046 (e)	3,700	3,487
2.750% due 11/15/2047	1	1
2.875% due 08/15/2045 (e)	3,040	3,088
3.000% due 05/15/2042 (e)	43,400	45,259
3.000% due 02/15/2048 (e)	4,740	4,917
3.000% due 08/15/2048 (e)	46,640	48,403
3.125% due 11/15/2041 (e)	50,600	53,956
3.125% due 08/15/2044 (e)	99,700	105,943
3.125% due 05/15/2048 (e)	14,090	14,979
3.375% due 05/15/2044 (e)	31,275	34,647
3.375% due 11/15/2048 (e)	20,460	22,828
3.750% due 11/15/2043	202	237
3.875% due 08/15/2040	200	239
4.250% due 11/15/2040 (e)	77,100	96,795
4.375% due 05/15/2040	780	994
4.500% due 08/15/2039	400	517
4.750% due 02/15/2041 (e)	17,000	22,791

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2022 (e)(g)	2,898	2,869
0.375% due 07/15/2027 (g)	1,636	1,625
0.500% due 01/15/2028 (e)	10,122	10,108
0.625% due 01/15/2026	646	654
0.750% due 07/15/2028 (e)(g)	14,339	14,672
0.750% due 02/15/2045 (e)	816	786
0.875% due 02/15/2047 (e)	1,043	1,034
1.000% due 02/15/2048 (e)	5,308	5,433
1.375% due 02/15/2044 (e)	821	909
1.750% due 01/15/2028 (e)	18,875	20,865
2.500% due 01/15/2029 (e)	7,855	9,318

U.S. Treasury Notes
1.125% due 02/28/2021 (e)	36,600	35,808
1.125% due 07/31/2021 (e)	32,500	31,674
1.375% due 05/31/2021 (e)	34,800	34,155
2.375% due 04/15/2021 (g)	800	802

U.S. Treasury STRIPS (b)
0.000% due 11/15/2028 (b)	17,500	13,898
0.000% due 05/15/2034 (b)	100,300	67,175
0.000% due 08/15/2034 (b)	76,520	50,858
0.000% due 11/15/2034 (b)	34,600	22,831
0.000% due 08/15/2035 (b)	6,870	4,426
0.000% due 05/15/2036 (b)	52,000	32,775
0.000% due 11/15/2036 (b)	76,900	47,710
0.000% due 05/15/2037 (b)	54,350	33,297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 08/15/2037 (b)	$9,100	$5,529
0.000% due 08/15/2041 (b)	14,800	8,009
0.000% due 02/15/2042 (b)(g)	9,500	5,042
0.000% due 05/15/2042 (b)(g)	9,700	5,097
0.000% due 08/15/2042 (b)(e)	207,500	108,126
0.000% due 11/15/2042 (b)	139,200	71,948
0.000% due 02/15/2043 (b)	166,700	85,261
0.000% due 05/15/2043 (b)	163,010	82,745
0.000% due 08/15/2043 (b)(e)	220,500	111,164
0.000% due 11/15/2043 (b)(e)	209,200	104,696
0.000% due 02/15/2044 (b)	165,900	82,437
0.000% due 05/15/2044 (b)	88,500	43,600
0.000% due 08/15/2044 (b)	1,500	734
0.000% due 11/15/2044 (b)	118,300	57,412
0.000% due 02/15/2045 (b)	173,500	83,544
0.000% due 05/15/2045 (b)	36,750	17,593

Total U.S. Treasury Obligations (Cost $1,707,267)		1,780,320

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	3,000	3,299

BAMLL Commercial Mortgage Securities Trust
3.700% due 03/15/2034 •(a)	1,500	1,500

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	856
4.957% due 08/10/2035 ~	600	631

BWAY Mortgage Trust
3.454% due 03/10/2033	3,000	3,064

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2024	7,950	8,354

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~	2,800	2,788

Commercial Mortgage Trust
3.815% due 04/10/2033 ~	2,500	2,526

Core Industrial Trust
3.494% due 02/10/2037	1,100	1,110

Countrywide Home Loan Mortgage Pass-Through Trust
4.018% due 09/25/2047 ^~	197	185

Credit Suisse Mortgage Capital Certificates
2.660% due 11/27/2036 •	2,175	2,172

DBWF Mortgage Trust
3.791% due 12/10/2036	4,400	4,582

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	1,800	1,786
3.805% due 10/10/2035 ~	800	802

Hilton USA Trust
4.194% due 11/05/2038 ~	1,000	1,023

JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	2,800	2,789
3.323% due 07/15/2034 •	2,700	2,694

JPMorgan Mortgage Trust
4.687% due 07/25/2035 ~	79	82

Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	600	596

Morgan Stanley Capital Trust
4.418% due 07/11/2040	1,600	1,728

Motel 6 Trust
3.404% due 08/15/2034 •	4,330	4,317

VNDO Trust
3.805% due 01/10/2035	3,600	3,728

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 10/25/2046 •	6	6
3.127% due 01/25/2047 •	2	2

Wells Fargo Commercial Mortgage Trust
3.486% due 12/15/2059	3,800	3,888

Total Non-Agency Mortgage-Backed Securities (Cost $54,256)		54,508

ASSET-BACKED SECURITIES 1.1%

Bayview Opportunity Master Fund Trust
4.213% due 10/29/2033 Ø	334	337

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
4.332% due 07/25/2036 ~	$3	$3

Crown Point CLO Ltd.
3.713% due 07/17/2028	1,200	1,190

Dryden Senior Loan Fund
3.687% due 10/15/2027 •	700	696

ECMC Group Student Loan Trust
3.240% due 02/27/2068	733	726

LCM LP
3.801% due 10/20/2027 •	800	799

M360 Advisors LLC
4.395% due 07/24/2028	1,600	1,599

Navient Student Loan Trust
3.636% due 03/25/2066 •	582	588

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,600	1,618

SLM Student Loan Trust
3.371% due 10/25/2029 •	800	800

SoFi Consumer Loan Program Trust
3.200% due 08/25/2027	1,022	1,023

Wells Fargo Home Equity Asset-Backed Securities Trust
2.756% due 07/25/2036 •	1,600	1,582

Zais CLO Ltd.
3.937% due 04/15/2028 •	2,600	2,586

Total Asset-Backed Securities (Cost $13,428)		13,547

SOVEREIGN ISSUES 0.8%

Kuwait International Government Bond
2.750% due 03/20/2022	2,200	2,202
3.500% due 03/20/2027	3,300	3,378

Qatar Government International Bond
3.875% due 04/23/2023	1,900	1,958

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	7,800	$495

Uruguay Government International Bond
4.975% due 04/20/2055		$1,900	1,985

Total Sovereign Issues (Cost $9,884)			10,018

SHORT-TERM INSTRUMENTS 1.5%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		5,200	5,209

COMMERCIAL PAPER 1.1%

Boston Scientific Corp.
2.900% due 05/20/2019		300	299

Enable Midstream Partners LP
3.300% due 05/20/2019		1,500	1,493

Energy Transfer Partners
3.200% due 04/22/2019		4,000	3,992

Humana, Inc.
2.970% due 05/14/2019		1,300	1,295

Hyundai Capital America
2.710% due 04/23/2019		500	499
2.750% due 05/01/2019		1,700	1,696

Nissan Motor Acceptance Corp.
2.720% due 04/26/2019		2,700	2,695
2.720% due 04/29/2019		1,300	1,297

			13,266

		MARKET VALUE (000S)
REPURCHASE AGREEMENTS (d) 0.0%
		$473

Total Short-Term Instruments (Cost $18,940)		18,948

Total Investments in Securities (Cost $1,948,167)		2,025,024

	SHARES
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short Asset Portfolio	2,173,042	21,619

PIMCO Short-Term Floating NAV Portfolio III	345,122	3,413

Total Short-Term Instruments (Cost $25,182)		25,032

Total Investments in Affiliates (Cost $25,182)		25,032

Total Investments 163.6% (Cost $1,973,349)		$2,050,056

Financial Derivative Instruments (f)(h) 0.1% (Cost or Premiums, net $1,580)		1,680

Other Assets and Liabilities, net (63.7)%		(798,915)

Net Assets 100.0%		$1,252,821

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$473	U.S. Treasury Notes 1.125% due 06/30/2021	$(485)	$473	$473

Total Repurchase Agreements						$(485)	$473	$473

58	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.650%	02/04/2019	05/06/2019	$(17,098)	$(17,168)
	2.650	02/14/2019	04/15/2019	(13,033)	(13,078)
	2.650	02/27/2019	04/26/2019	(35,233)	(35,318)
	2.650	03/20/2019	05/06/2019	(58,149)	(58,200)
	2.660	02/01/2019	05/01/2019	(92,220)	(92,622)
BOS	2.650	02/19/2019	04/22/2019	(18,219)	(18,274)
	3.150	03/28/2019	04/04/2019	(2,119)	(2,120)
BPS	2.670	03/07/2019	05/07/2019	(84,330)	(84,487)
BSN	2.630	02/15/2019	04/15/2019	(2,428)	(2,436)
	2.630	03/25/2019	04/04/2019	(49,658)	(49,683)
DEU	2.650	02/21/2019	04/22/2019	(25,180)	(25,253)
	2.650	03/21/2019	04/22/2019	(4,606)	(4,609)
	2.650	03/26/2019	04/22/2019	(1,664)	(1,665)
GRE	2.670	02/14/2019	04/12/2019	(19,306)	(19,372)
	2.670	03/20/2019	04/12/2019	(5,474)	(5,479)
	2.700	02/20/2019	04/03/2019	(65,527)	(65,724)
	2.700	03/06/2019	04/03/2019	(5,200)	(5,210)
	2.700	03/07/2019	04/08/2019	(47,125)	(47,213)
	2.750	03/15/2019	04/15/2019	(26,214)	(26,248)
JPS	2.500	02/06/2019	04/22/2019	(39,650)	(39,799)
	2.650	02/07/2019	05/07/2019	(11,559)	(11,604)
	2.650	03/26/2019	05/07/2019	(4,404)	(4,406)

Total Reverse Repurchase Agreements					$(629,968)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	2.530%	03/05/2019	04/16/2019	$(21,789)	$(21,830)
UBS	2.630	03/26/2019	04/16/2019	(392)	(392)
	2.630	03/26/2019	04/17/2019	(5,777)	(5,780)
	2.640	03/26/2019	04/23/2019	(31,148)	(31,161)
	2.640	03/26/2019	04/30/2019	(488)	(489)
	2.650	03/26/2019	04/25/2019	(32,113)	(32,128)

Total Sale-Buyback Transactions					$(91,780)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.0)%
Fannie Mae, TBA	4.500%	05/01/2049	$11,500	$(11,919)	$(11,975)

Total Short Sales (1.0)%				$(11,919)	$(11,975)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(216,386)	$0	$(216,386)	$214,475	$(1,911)
BOS	0	(20,394)	0	(20,394)	20,384	(10)
BPS	0	(84,487)	0	(84,487)	84,449	(38)
BSN	0	(52,119)	0	(52,119)	51,747	(372)
DEU	0	(31,527)	0	(31,527)	31,446	(81)
FICC	473	0	0	473	(485)	(12)
GRE	0	(169,246)	0	(169,246)	168,710	(536)
JPS	0	(55,809)	0	(55,809)	55,734	(75)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Master Securities Forward Transaction Agreement
GSC	$0	$0	$(21,830)	$(21,830)	$21,648	$(182)
UBS	0	0	(69,950)	(69,950)	69,714	(236)

Total Borrowings and Other Financing Transactions	$473	$(629,968)	$(91,780)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(361,481)	$(268,487)	$0	$(629,968)

Total	$0	$(361,481)	$(268,487)	$0	$(629,968)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(91,780)	0	0	(91,780)

Total	$0	$(91,780)	$0	$0	$(91,780)

Total Borrowings	$0	$(453,261)	$(268,487)	$0	$(721,748)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(721,748)

(e)	Securities with an aggregate market value of $746,509 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(404,790) at a weighted average interest rate of 2.185%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(138) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - U.S. Treasury 10-Year Note June 2019 Futures	141.500	05/24/2019	164	$164	$1	$0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	138.000	05/24/2019	672	672	6	11
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	140.000	05/24/2019	36	36	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	140.500	05/24/2019	23	23	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	156.500	05/24/2019	758	758	6	1
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	157.500	05/24/2019	100	100	1	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	165.000	05/24/2019	655	655	6	1
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	170.000	05/24/2019	441	441	4	0
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	156.500	04/26/2019	852	852	7	1
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.250	05/24/2019	3	6	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.500	05/24/2019	191	382	2	3
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.625	05/24/2019	48	96	0	1
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.750	05/24/2019	557	1,114	5	1
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	109.000	05/24/2019	129	258	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	109.250	05/24/2019	1	2	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	177.000	05/24/2019	28	28	0	1
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	180.000	05/24/2019	61	61	1	1
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	184.000	05/24/2019	110	110	1	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	185.000	05/24/2019	18	18	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	607	607	5	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	106.000	05/24/2019	46	46	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.000	05/24/2019	136	136	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	455	455	4	0
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	122.750	05/24/2019	14	14	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.000	05/24/2019	58	58	1	1

60	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.250	05/24/2019	74	$74	$1	$1
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.500	05/24/2019	172	172	2	1
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.750	05/24/2019	207	207	2	2
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	124.000	05/24/2019	276	276	2	2
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	124.250	05/24/2019	156	156	1	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	120.000	05/24/2019	1,054	1,054	9	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	122.000	05/24/2019	115	115	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	123.000	05/24/2019	148	148	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	125.000	05/24/2019	383	383	3	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	126.000	05/24/2019	197	197	2	0

Total Purchased Options					$76	$31

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$122.000	04/26/2019	116	$116	$(19)	$(4)
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	123.500	04/26/2019	167	167	(31)	(36)
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	124.000	04/26/2019	116	116	(20)	(74)
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	125.500	04/26/2019	167	167	(39)	(26)

Total Written Options					$(109)	$(140)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	990	$	241,201	$1,074	$0	$(37)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	1,626		273,168	6,259	0	(610)

					$7,333	$0	$(647)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2020	990	$	(241,993)	$(2,197)	$210	$0
90-Day Eurodollar September Futures	09/2019	1,240		(302,374)	1,008	78	0
U.S. Treasury 2-Year Note June Futures	06/2019	929		(197,964)	(754)	203	0
U.S. Treasury 5-Year Note June Futures	06/2019	785		(90,925)	(435)	178	0
U.S. Treasury 10-Year Note June Futures	06/2019	4,929		(649,213)	(7,271)	1,386	0
U.S. Treasury 30-Year Bond June Futures	06/2019	522		(78,121)	(2,334)	196	0
United Kingdom Long Gilt June Futures	06/2019	186		(31,341)	(494)	15	(22)

					$(12,477)	$2,266	$(22)

Total Futures Contracts					$(5,144)	$2,266	$(669)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021	$	6,300	$(89)	$(27)	$(116)	$0	$(3)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		8,100	(128)	(26)	(154)	0	(5)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022	EUR	25,600	(679)	33	(646)	0	(41)
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023		6,200	(162)	14	(148)	0	(11)

						$(1,058)	$(6)	$(1,064)	$0	$(60)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	61

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.545%	Annual	12/20/2047	$	4,000	$10	$(212)	$(202)	$28	$0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	04/27/2019		241,000	187	(1,077)	(890)	26	0
Pay(4)	3-Month USD-LIBOR	2.600	Semi-Annual	03/16/2021		708,100	(305)	2,781	2,476	0	(476)
Receive(4)	3-Month USD-LIBOR	2.643	Semi-Annual	03/16/2022		708,100	362	(3,646)	(3,284)	339	0
Receive(4)	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		153,100	(168)	(2,208)	(2,376)	150	0
Pay	3-Month USD-LIBOR	2.094	Semi-Annual	09/20/2023		20,900	0	(180)	(180)	0	(43)
Pay	3-Month USD-LIBOR	2.740	Semi-Annual	12/05/2023		43,500	(207)	1,374	1,167	0	(91)
Receive(4)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		62,700	(1,298)	(827)	(2,125)	136	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		17,000	254	(153)	101	46	0
Pay	3-Month USD-LIBOR	2.910	Semi-Annual	09/04/2028		5,700	0	242	242	0	(15)
Pay	3-Month USD-LIBOR	3.220	Semi-Annual	11/15/2028		7,700	(21)	623	602	0	(20)
Receive(4)	3-Month USD-LIBOR	3.250	Semi-Annual	12/20/2037		26,000	(132)	(730)	(862)	1	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047		11,900	487	84	571	33	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		1,900	129	(196)	(67)	6	0
Receive	3-Month USD-LIBOR	2.632	Semi-Annual	01/04/2048		6,200	0	(20)	(20)	18	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		13,100	1,285	(1,047)	238	39	0
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	09/20/2048		6,600	0	92	92	20	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	97,200	152	576	728	4	0
Receive(4)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		97,200	79	(281)	(202)	0	(10)
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		7,800	125	(484)	(359)	61	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038	JPY	778,900	(24)	(487)	(511)	0	(54)
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	6,500	0	(6)	(6)	0	(1)
Pay	CPURNSA	2.137	Maturity	01/15/2029	$	9,600	0	81	81	0	(34)

							$915	$(5,701)	$(4,786)	$907	$(744)

Total Swap Agreements							$(143)	$(5,707)	$(5,850)	$907	$(804)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$31	$2,266	$907	$3,204	$(140)	$(669)	$(804)	$(1,613)

(g)

Securities with an aggregate market value of $8,920 and cash of $5,686 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

62	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	EUR	5,101		$5,741	$19	$0
	05/2019		$5,756	EUR	5,101	0	(19)
	05/2019	ZAR	7,659		$567	38	0

BPS	04/2019	EUR	135		154	3	0
	06/2019		$1,351	INR	97,511	39	0

CBK	05/2019	GBP	1,053		$1,387	13	0

GLM	05/2019		$4,914	RUB	326,211	25	0
	08/2019	MXN	21,569		$1,098	9	0

HUS	05/2019		$6,150	SEK	56,575	0	(45)

JPM	04/2019		5,977	EUR	5,236	0	(103)
	05/2019	JPY	108,800		$991	6	0
	08/2019		$1,095	MXN	21,569	0	(7)

SCX	06/2019	TWD	198,571		$6,464	11	0
	06/2019		$1,429	IDR	20,402,780	0	(15)

TOR	06/2019		1,289	COP	4,027,849	0	(30)

UAG	05/2019		10,123	GBP	7,815	78	0

Total Forward Foreign Currency Contracts						$241	$(219)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Put - OTC CDX.IG-31 5-Year Index	Buy	1.300%	04/17/2019	5,000	$1	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400%	05/16/2019	68,900	$878	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	02/07/2020	5,800	249	5

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	05/09/2019	4,500	84	0

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	07/31/2019	21,600	445	2

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	07/31/2019	1,600	29	0

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020	121,400	318	959
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	09/16/2019	7,200	157	1

							$2,160	$967

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
SAL	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	$	70.000	05/06/2019	50,600	$2	$0

Total Purchased Options						$2,163	$967

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950%	06/19/2019	13,700	$(11)	$(8)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	6,900	(7)	(2)

						$(18)	$(10)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	63

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	3,300	$(29)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000%	02/07/2020	14,200	$(243)	$(3)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020	24,600	(266)	(601)

							$(509)	$(604)

Total Written Options							$(556)	$(614)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
CBK	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	7.850%	$900	$32	$(115)	$0	$(83)

DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850	1,400	80	(209)	0	(129)

HUS	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850	800	37	(111)	0	(74)

Total Swap Agreements							$149	$(435)	$0	$(286)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(5)
BOA	$57	$5	$0	$62	$(19)	$(3)	$0	$(22)	$40	$0	$40
BPS	42	0	0	42	0	(8)	0	(8)	34	0	34
CBK	13	0	0	13	0	0	(83)	(83)	(70)	0	(70)
DUB	0	2	0	2	0	0	(129)	(129)	(127)	(90)	(217)
GLM	34	0	0	34	0	0	0	0	34	0	34
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
HUS	0	0	0	0	(45)	0	(74)	(119)	(119)	0	(119)
JPM	6	0	0	6	(110)	0	0	(110)	(104)	0	(104)
MYC	0	960	0	960	0	(601)	0	(601)	359	(586)	(227)
SCX	11	0	0	11	(15)	0	0	(15)	(4)	0	(4)
TOR	0	0	0	0	(30)	0	0	(30)	(30)	0	(30)
UAG	78	0	0	78	0	0	0	0	78	(280)	(202)

Total Over the Counter	$241	$967	$0	$1,208	$(219)	$(614)	$(286)	$(1,119)

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

64	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$31	$31
Futures	0	0	0	0	2,266	2,266
Swap Agreements	0	0	0	0	907	907

	$0	$0	$0	$0	$3,204	$3,204

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$241	$0	$241
Purchased Options	0	0	0	0	967	967

	$0	$0	$0	$241	$967	$1,208

	$0	$0	$0	$241	$4,171	$4,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$140	$140
Futures	0	0	0	0	669	669
Swap Agreements	0	60	0	0	744	804

	$0	$60	$0	$0	$1,553	$1,613

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$219	$0	$219
Written Options	0	10	0	0	604	614
Swap Agreements	0	286	0	0	0	286

	$0	$296	$0	$219	$604	$1,119

	$0	$356	$0	$219	$2,157	$2,732

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(44)	$(44)
Written Options	0	0	0	0	701	701
Futures	0	0	0	0	13,938	13,938
Swap Agreements	0	(516)	0	0	(1,480)	(1,996)

	$0	$(516)	$0	$0	$13,115	$12,599

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,266)	$0	$(1,266)
Purchased Options	0	0	0	0	3,118	3,118
Written Options	0	194	0	0	(5,874)	(5,680)
Swap Agreements	0	134	0	0	0	134

	$0	$328	$0	$(1,266)	$(2,756)	$(3,694)

	$0	$(188)	$0	$(1,266)	$10,359	$8,905

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	65

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(44)	$(44)
Written Options	0	0	0	0	(22)	(22)
Futures	0	0	0	0	(4,951)	(4,951)
Swap Agreements	0	105	0	0	(5,287)	(5,182)

	$0	$105	$0	$0	$(10,304)	$(10,199)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(41)	$0	$(41)
Purchased Options	0	(1)	0	0	(1,921)	(1,922)
Written Options	0	4	0	0	3,784	3,788
Swap Agreements	0	(436)	0	0	0	(436)

	$0	$(433)	$0	$(41)	$1,863	$1,389

	$0	$(328)	$0	$(41)	$(8,441)	$(8,810)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$27,279	$0	$27,279
Industrials	0	7,584	0	7,584
Utilities	0	2,663	0	2,663
Municipal Bonds & Notes
West Virginia	0	95	0	95
U.S. Government Agencies	0	104,559	5,503	110,062
U.S. Treasury Obligations	0	1,780,320	0	1,780,320
Non-Agency Mortgage-Backed Securities	1,500	53,008	0	54,508
Asset-Backed Securities	0	13,547	0	13,547
Sovereign Issues	0	10,018	0	10,018
Short-Term Instruments
Certificates of Deposit	0	5,209	0	5,209
Commercial Paper	0	13,266	0	13,266
Repurchase Agreements	0	473	0	473

	$1,500	$2,018,021	$5,503	$2,025,024

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25,032	$0	$0	$25,032

Total Investments	$26,532	$2,018,021	$5,503	$2,050,056

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(11,975)	$0	$(11,975)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,266	938	0	3,204
Over the counter	0	1,208	0	1,208

	$2,266	$2,146	$0	$4,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(669)	(944)	0	(1,613)
Over the counter	0	(1,119)	0	(1,119)

	$(669)	$(2,063)	$0	$(2,732)

Total Financial Derivative Instruments	$1,597	$83	$0	$1,680

Totals	$28,129	$2,006,129	$5,503	$2,039,761

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

66	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO GNMA and Government Securities Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.8%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%

Preferred Term Securities Ltd.
3.682% (US0003M + 0.860%) due 07/03/2033 ~	$277	$263

INDUSTRIALS 0.0%

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	90	91

Total Corporate Bonds & Notes (Cost $302)		354

U.S. GOVERNMENT AGENCIES 161.3%

Fannie Mae
0.200% due 02/25/2043 •(a)	873	8
1.410% due 10/25/2046 ~(a)	219	11
1.434% due 07/25/2044 - 04/25/2046 ~(a)	1,334	64
1.526% due 07/25/2052 ~(a)	701	32
1.562% due 07/25/2044 ~(a)	920	48
1.581% due 04/25/2055	1,166	66
1.592% due 10/25/2042	568	497
1.612% due 01/25/2045 ~(a)	729	30
1.621% due 07/25/2045 ~(a)	2,948	176
1.634% due 03/25/2045 ~(a)	670	31
1.660% due 08/25/2055	730	41
1.664% due 08/25/2054	997	55
1.700% due 08/25/2044 ~(a)	657	33
1.717% due 09/25/2045 ~(a)	723	40
2.000% due 07/01/2028 - 09/01/2028	2,000	1,969
2.209% due 01/25/2022 ~(a)	3,640	105
2.500% due 12/01/2046 - 01/01/2047	479	466
2.600% due 09/01/2024	6,700	6,712
2.786% due 12/25/2048 •	6,143	6,113
2.940% due 02/25/2049	1,591	1,595
3.000% due 04/01/2031 - 09/25/2048	16,188	14,783
3.000% due 09/25/2039 - 12/25/2048 (a)	11,006	1,245
3.000% due 12/01/2046 (g)	4,208	4,206
3.490% due 03/01/2029	3,877	3,974
3.500% due 09/01/2039 - 03/01/2048	15,768	16,092
3.500% due 08/25/2043 - 04/25/2046 (a)	1,733	204
3.525% due 10/25/2045 •	780	806
3.575% due 02/01/2026	1,000	1,055
3.665% due 08/25/2042 •(a)	1,399	178
3.715% due 11/25/2044 •(a)	5,977	945
3.750% due 02/01/2029	3,776	4,021
3.820% due 01/01/2029	1,323	1,414
4.000% due 05/01/2019 - 12/01/2048	50,722	52,659
4.000% due 07/01/2035 (g)	3,890	4,060
4.000% due 06/25/2044 (a)	251	41
4.419% due 09/01/2041 •	949	993
4.424% due 01/01/2036 •	742	780
4.472% due 05/01/2038 •	2,507	2,622
4.500% due 02/01/2020 - 01/01/2049	8,515	8,989
4.500% due 06/25/2024 (a)	40	1
4.500% due 07/01/2048 (g)	3,970	4,154
4.502% due 10/01/2037 •	4,325	4,541
4.898% due 05/01/2035 •	323	340
4.915% due 02/01/2042 •	528	549
5.000% due 04/01/2027 - 06/01/2048	658	702
5.500% due 02/01/2027 - 11/01/2039	664	701
5.800% due 02/01/2035	24	24
6.000% due 04/01/2028 - 10/01/2048	2,699	2,965
6.500% due 09/01/2036	121	124
6.500% due 04/25/2038 (a)	120	30

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae, TBA
2.500% due 04/01/2049	$3,000	$2,917
3.000% due 05/01/2034	4,700	4,740
3.500% due 05/01/2034	500	511
4.000% due 04/01/2034	4,500	4,636
5.500% due 04/01/2049	3,000	3,203

Freddie Mac
0.000% due 05/15/2033 - 10/15/2058 (b)(d)	11,264	9,209
0.943% due 01/25/2020 ~(a)	33,458	161
0.994% due 11/25/2022 ~(a)	7,265	217
1.150% due 04/25/2021 ~(a)	21,307	436
1.227% due 10/15/2037 ~(a)	221	9
1.330% due 11/25/2019 ~(a)	9,544	48
1.454% due 10/15/2037 ~(a)	83	4
1.588% due 10/15/2041 ~(a)	434	18
1.623% due 05/15/2037 ~(a)	170	9
1.647% due 11/15/2038	697	38
1.663% due 08/15/2041	218	12
1.673% due 03/15/2037 ~(a)	240	15
1.697% due 11/15/2036 ~(a)	597	40
1.763% due 06/15/2038 ~(a)	406	27
1.780% due 07/25/2019	228	227
1.788% due 02/15/2038 ~(a)	536	30
1.791% due 08/15/2036	448	30
2.500% due 01/01/2028 - 04/01/2048	8,527	8,466
2.500% due 01/15/2040 (a)	3,093	270
2.820% due 11/25/2021 •	356	356
2.840% due 09/25/2021 •	163	163
2.859% due 10/15/2037 - 04/15/2038 •	4,981	4,977
2.984% due 06/15/2042 •	2,160	2,164
3.000% due 01/01/2033 - 05/15/2048	12,168	11,767
3.000% due 12/15/2042 - 09/15/2048 (a)	3,840	404
3.254% due 04/25/2023 ~	5,341	5,396
3.500% due 12/15/2042 - 11/01/2047	11,037	4,327
3.500% due 01/15/2043 - 08/15/2045 (a)	2,776	518
4.000% due 12/01/2020 - 12/01/2048	3,018	3,143
4.000% due 08/01/2042 (g)	4,576	4,742
4.000% due 11/15/2042 (a)	1,802	308
4.455% due 10/01/2039 •	2,538	2,659
4.500% due 11/15/2019 - 08/01/2040	561	569
4.500% due 04/15/2022 - 12/15/2024 (a)	227	7
4.519% due 09/01/2034 •	1,448	1,524
4.549% due 11/01/2036 •	535	562
4.568% due 11/01/2041 •	2,721	2,838
5.000% due 07/01/2033 - 03/01/2041	190	199
5.200% due 05/01/2031 •	7	7
5.266% due 02/15/2027 •(a)	1,033	141
5.377% due 10/15/2035 •	392	444
5.500% due 09/01/2034 - 03/01/2041	475	498
5.629% due 05/15/2035 •	595	679
6.000% due 08/01/2023	7	7
6.043% due 05/15/2041 •	3,527	4,352
7.500% due 08/15/2029 (a)	4	1

Freddie Mac, TBA
3.500% due 04/01/2049	3,000	3,044

Ginnie Mae
0.000% due 12/20/2032 - 12/20/2040 (b)(d)	5,971	5,100
0.000% due 06/20/2036	54	46
0.000% due 10/16/2042 - 01/16/2052 ~	16,608	29
0.086% due 01/16/2044 ~(a)	3,230	1
0.321% due 08/16/2052 ~(a)	17,606	204
0.514% due 12/20/2045 ~(a)	571	13
0.638% due 09/20/2045 ~(a)	1,536	46
0.719% due 11/20/2045 ~(a)	754	23
0.749% due 08/20/2045 ~(a)	495	14
0.766% due 06/20/2042	1,165	39

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.816% due 06/20/2042 ~(a)	$1,064	$38
0.863% due 11/16/2043 ~(a)	17,705	597
0.916% due 06/20/2043 ~(a)	902	26
2.500% due 09/20/2027 (a)	3,593	246
2.500% due 06/15/2043 - 04/20/2047	2,453	2,403
2.500% due 08/20/2045 •	998	1,012
2.682% due 01/16/2031 •	78	78
2.782% due 12/16/2026 •	56	56
2.879% due 10/20/2066 •	995	995
2.982% due 05/16/2027 •	12	12
3.000% due 11/20/2026 - 10/20/2047	26,375	24,570
3.000% due 05/20/2039 - 02/20/2043 (a)	5,385	616
3.000% due 06/15/2042 (g)	5,306	5,338
3.009% due 01/20/2062 - 03/20/2065 •	305	305
3.032% due 04/16/2032 •	41	41
3.089% due 09/20/2062 •	353	354
3.150% due 11/15/2042 - 12/20/2042	649	654
3.159% due 02/20/2060 •	11,008	11,050
3.189% due 08/20/2061 - 03/20/2062 •	308	308
3.189% due 11/20/2065	6,085	6,108
3.209% due 03/20/2062 •	2,586	2,605
3.209% due 10/20/2065	445	446
3.229% due 09/20/2063 •	3,601	3,621
3.259% due 10/20/2061 - 09/20/2065 •	7,155	7,205
3.309% due 05/20/2066	7,361	7,416
3.309% due 06/20/2066 •	1,071	1,079
3.375% due 02/20/2030 - 01/20/2034 •	379	388
3.479% due 09/20/2045	519	526
3.497% due 03/20/2058 •	3,620	3,670
3.500% due 09/15/2040 - 02/20/2048	76,287	78,178
3.500% due 08/20/2042 - 09/20/2046 (a)	2,357	360
3.500% due 10/20/2043 - 03/20/2048 (g)	30,792	31,527
3.604% due 05/20/2061 •	3,581	3,628
3.616% due 05/20/2061 •	1,517	1,549
3.625% due 06/20/2038 •	112	116
3.750% due 06/20/2045 - 12/20/2045	4,130	4,246
3.809% due 09/20/2063 •	2,262	2,302
4.000% due 04/15/2025 - 09/20/2048	42,563	44,177
4.000% due 10/20/2043 (a)	327	48
4.050% due 04/15/2040 - 12/15/2040	2,806	2,908
4.249% due 04/20/2061 •	4,298	4,475
4.377% due 01/20/2031	6,939	7,172
4.500% due 04/15/2030 - 01/20/2049	58,436	60,676
4.500% due 06/15/2040 - 05/20/2047 (g)	31,710	33,377
4.875% due 08/15/2039 - 10/15/2040	406	423
5.000% due 12/20/2032 - 03/20/2049	34,086	35,807
5.000% due 08/20/2048 - 09/20/2048 (g)	11,826	12,572
5.250% due 08/20/2039	442	465
5.500% due 05/15/2023 - 01/20/2049	12,202	12,928
5.500% due 08/20/2047 (g)	4,758	5,104
6.000% due 05/15/2023 - 11/20/2048	11,817	12,781
6.250% due 03/15/2029	79	86
6.500% due 09/15/2023 - 08/20/2048	862	951
7.000% due 11/15/2022 - 12/20/2038	199	224
7.250% due 12/15/2025 - 02/15/2028	3	2
7.500% due 05/15/2022 - 06/15/2032	151	170

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	67

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 02/15/2022 - 03/20/2031	$70	$74
8.500% due 03/15/2022 - 07/15/2030	3	2
9.000% due 06/15/2027	2	2

Ginnie Mae, TBA
3.000% due 04/01/2049 - 04/17/2049	142,600	143,299
3.500% due 04/01/2049 - 05/01/2049	125,550	128,288
4.000% due 04/01/2049	95,000	98,128
4.500% due 04/01/2049 - 05/01/2049	8,750	9,087
5.000% due 04/01/2049 - 05/01/2049	14,550	15,186

Total U.S. Government Agencies (Cost $1,083,524)		1,079,955

U.S. TREASURY OBLIGATIONS 2.0%

U.S. Treasury Notes
2.250% due 03/31/2026 (c)	2,000	1,992
2.500% due 02/28/2026	4,000	4,048
2.625% due 12/31/2025	3,700	3,774
2.625% due 01/31/2026 (g)(j)	3,200	3,264
2.750% due 08/31/2025	400	411

Total U.S. Treasury Obligations (Cost $13,365)		13,489

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.2%

Bear Stearns Structured Products, Inc. Trust
4.335% due 01/26/2036 ^~	1,762	1,594

BX Commercial Mortgage Trust
3.234% due 11/15/2035 •	8,587	8,575

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 03/25/2032 ~	11	11

Credit Suisse Mortgage Capital Trust
4.790% due 05/27/2053 ~	1,684	1,717

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	2,927	2,955

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.498% due 10/25/2041 «	$3,421	$3,451
4.250% due 09/29/2046 «	5,647	5,940

La Hipotecaria Panamanian Mortgage Trust
2.500% due 09/08/2039 «•	11,341	11,100
3.258% due 11/24/2042 «•	4,197	4,231

Mortgage Equity Conversion Asset Trust
2.920% due 02/25/2042 «•	7,842	7,459
2.980% due 05/25/2042 «•	21,200	19,741

Structured Asset Mortgage Investments Trust
3.142% due 09/19/2032 •	21	20

UBS-Barclays Commercial Mortgage Trust
1.128% due 04/10/2046 ~(a)	25,413	949

Wells Fargo Commercial Mortgage Trust
1.780% due 10/15/2045 ~(a)	9,958	496

Total Non-Agency Mortgage-Backed Securities (Cost $64,978)		68,239

ASSET-BACKED SECURITIES 4.1%

Centex Home Equity Loan Trust
2.786% due 01/25/2032 •	12	12

CIT Group Home Equity Loan Trust
3.026% due 06/25/2033 •	15	15

CVP Cascade CLO Ltd.
3.929% due 01/16/2026 •	1,276	1,276

Dryden Senior Loan Fund
3.687% due 10/15/2027 •	2,200	2,188

Figueroa CLO Ltd.
3.687% due 01/15/2027 •	10,400	10,387

Flagship Ltd.
3.881% due 01/20/2026 •	488	488

Flatiron CLO Ltd.
3.933% due 01/17/2026 •	2,946	2,947

Home Equity Asset Trust
3.086% due 11/25/2032 •	3	2

ICG U.S. CLO Ltd.
3.629% due 01/16/2028 •	5,400	5,367

Staniford Street CLO Ltd.
3.791% due 06/15/2025 •	292	292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tralee CLO Ltd.
4.081% due 07/20/2029	$4,200	$4,182

Total Asset-Backed Securities (Cost $27,223)		27,156

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (f) 0.1%
		892

U.S. TREASURY BILLS 0.0%
2.437% due 04/11/2019 (d)(e)(j)	163	163

Total Short-Term Instruments (Cost $1,055)		1,055

Total Investments in Securities (Cost $1,190,447)		1,190,248

	SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%

PIMCO Short-Term Floating NAV Portfolio III	287,489	2,843

Total Short-Term Instruments (Cost $2,843)		2,843

Total Investments in Affiliates (Cost $2,843)		2,843

Total Investments 178.2% (Cost $1,193,290)		$1,193,091

Financial Derivative Instruments (h)(i) (0.0)% (Cost or Premiums, net $552)		(168)

Other Assets and Liabilities, net (78.2)%		(523,522)

Net Assets 100.0%		$669,401

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$892	U.S. Treasury Notes 1.125% due 06/30/2021	$(911)	$892	$892

Total Repurchase Agreements						$(911)	$892	$892

68	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.760%	03/20/2019	04/22/2019	$(20,310)	$(20,329)
CSN	2.680	03/13/2019	04/10/2019	(64,505)	(64,596)
	2.690	03/13/2019	04/10/2019	(16,185)	(16,208)

Total Reverse Repurchase Agreements					$(101,133)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.630%	03/13/2019	04/16/2019	$(3,236)	$(3,240)

Total Sale-Buyback Transactions					$(3,240)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (33.3)%
Fannie Mae, TBA	2.500%	04/01/2034	$9,000	$(8,851)	$(8,948)
Fannie Mae, TBA	3.000	05/01/2049	34,250	(33,724)	(34,072)
Fannie Mae, TBA	3.500	04/01/2049	90,700	(90,971)	(91,965)
Fannie Mae, TBA	3.500	05/01/2049	12,000	(12,163)	(12,159)
Fannie Mae, TBA	4.000	04/01/2049	39,900	(41,043)	(41,047)
Fannie Mae, TBA	4.500	05/01/2049	26,000	(27,106)	(27,073)
Fannie Mae, TBA	5.000	04/01/2049	550	(577)	(582)
Freddie Mac, TBA	4.000	04/01/2049	1,000	(1,031)	(1,030)
Ginnie Mae, TBA	4.000	04/01/2049	2,100	(2,159)	(2,169)
Ginnie Mae, TBA	4.000	05/01/2049	1,600	(1,643)	(1,651)
Ginnie Mae, TBA	5.000	04/01/2049	2,000	(2,089)	(2,089)

Total Short Sales (33.3)%				$(221,357)	$(222,785)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(20,329)	$0	$(20,329)	$21,040	$711
CSN	0	(80,804)	0	(80,804)	84,043	3,239
FICC	892	0	0	892	(911)	(19)

Master Securities Forward Transaction Agreement
UBS	0	0	(3,240)	(3,240)	3,263	23

Total Borrowings and Other Financing Transactions	$892	$(101,133)	$(3,240)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(101,133)	$0	$0	$(101,133)

Total	$0	$(101,133)	$0	$0	$(101,133)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(3,240)	0	0	(3,240)

Total	$0	$(3,240)	$0	$0	$(3,240)

Total Borrowings	$0	$(104,373)	$0	$0	$(104,373)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(104,373)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	69

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

(g)	Securities with an aggregate market value of $108,346 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(46,108) at a weighted average interest rate of 2.520%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(4) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	45	$	(5,590)	$(89)	$13	$0

Total Futures Contracts					$(89)	$13	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	1,600	$7	$(51)	$(44)	$3	$0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		25,100	(1,006)	(77)	(1,083)	10	(2)
Pay	3-Month USD-LIBOR	2.900	Semi-Annual	06/29/2028		2,700	0	135	135	0	(7)
Pay	3-Month USD-LIBOR	3.183	Semi-Annual	10/16/2028		8,100	0	621	621	0	(22)
Pay	3-Month USD-LIBOR	3.228	Semi-Annual	10/25/2028		2,400	0	194	194	0	(6)
Pay	3-Month USD-LIBOR	3.177	Semi-Annual	11/01/2028		1,700	0	129	129	0	(5)
Pay	3-Month USD-LIBOR	3.270	Semi-Annual	11/08/2028		15,200	0	1,285	1,285	0	(41)
Pay	3-Month USD-LIBOR	3.142	Semi-Annual	11/20/2028		2,900	0	212	212	0	(8)
Pay	3-Month USD-LIBOR	3.113	Semi-Annual	11/21/2028		5,800	0	408	408	0	(15)
Pay	3-Month USD-LIBOR	2.945	Semi-Annual	12/17/2028		1,100	0	61	61	0	(3)
Pay	3-Month USD-LIBOR	2.697	Semi-Annual	01/04/2029		2,300	0	59	59	0	(6)
Pay	3-Month USD-LIBOR	2.757	Semi-Annual	02/01/2029		1,100	0	32	32	0	(5)
Pay	3-Month USD-LIBOR	2.710	Semi-Annual	02/05/2029		1,100	0	30	30	0	(3)
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		13,900	(331)	(376)	(707)	36	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		7,700	(296)	25	(271)	23	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		18,900	2,111	(1,768)	343	56	0

Total Swap Agreements							$485	$919	$1,404	$128	$(123)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$159	$172	$0	$0	$(123)	$(123)

Cash of $5,466 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $31 for closed swap agreements is outstanding at period end.

70	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790%	08/27/2019	33,500	$22	$9

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	09/20/2019	33,500	19	12

DUB	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	08/22/2019	101,000	81	26
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	09/30/2019	18,500	14	20

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	08/05/2019	12,000	12	27

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	04/30/2019	135,000	112	0

							$260	$94

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
JPM	Put - OTC Ginnie Mae, TBA 3.500% due 04/01/2049	$69.000	04/03/2019	68,500	$3	$0
	Put - OTC Ginnie Mae, TBA 4.000% due 05/01/2049	71.000	05/06/2019	30,000	1	0

SAL	Put - OTC Ginnie Mae, TBA 3.000% due 05/01/2049	68.000	05/14/2019	85,000	3	0

					$7	$0

Total Purchased Options					$267	$94

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	08/27/2019	33,500	$(4)	$(2)

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/20/2019	33,500	(3)	(3)

DUB	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	08/22/2019	101,000	(13)	(5)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	09/30/2019	18,500	(3)	(7)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500	08/05/2019	12,000	(25)	(58)

							$(48)	$(75)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	$98.969	05/06/2019	2,500	$(3)	$0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.031	05/06/2019	2,500	(4)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.711	05/06/2019	3,500	(9)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	100.969	05/06/2019	2,500	(2)	(13)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.031	05/06/2019	2,500	(3)	(12)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049	100.203	06/06/2019	4,200	(3)	(6)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049	102.203	06/06/2019	4,200	(6)	(4)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.484	06/06/2019	2,500	(5)	(5)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.625	06/06/2019	500	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.625	06/06/2019	500	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	99.570	04/03/2019	1,500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049	100.629	04/03/2019	2,500	(4)	(18)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.270	05/06/2019	1,500	(4)	0

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.625	06/06/2019	1,500	(3)	(4)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.734	06/06/2019	1,500	(3)	(4)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.797	06/06/2019	2,500	(6)	(7)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.625	06/06/2019	1,500	(3)	(2)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.734	06/06/2019	1,500	(3)	(2)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.797	06/06/2019	2,500	(5)	(3)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	98.656	04/03/2019	3,000	(5)	0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	99.219	04/03/2019	2,000	(5)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049	100.219	04/03/2019	2,000	(4)	(23)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049	100.656	04/03/2019	3,000	(4)	(21)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	71

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	$99.031	05/06/2019	3,000	$(6)	$0
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.031	05/06/2019	3,000	(4)	(14)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.289	05/06/2019	2,500	(2)	(8)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049	99.844	06/06/2019	3,000	(3)	(3)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049	101.844	06/06/2019	3,000	(2)	(5)

SAL	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	98.938	04/03/2019	5,000	(15)	0
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.734	06/06/2019	500	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.734	06/06/2019	500	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049	100.688	04/03/2019	2,500	(5)	(17)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.031	05/06/2019	1,000	(2)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.125	05/06/2019	1,500	(3)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.141	05/06/2019	1,500	(2)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.719	05/06/2019	1,500	(4)	0
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.031	05/06/2019	1,000	(1)	(5)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.125	05/06/2019	1,500	(2)	(6)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.141	05/06/2019	1,500	(2)	(6)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049	99.359	06/06/2019	2,500	(4)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049	99.406	06/06/2019	1,500	(2)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049	101.359	06/06/2019	2,500	(3)	(9)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049	101.406	06/06/2019	1,500	(1)	(5)

					$(152)	$(209)

Total Written Options					$(200)	$(284)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	300,052	1-Month USD-LIBOR	Monthly	01/12/2038	1,950	$0	$(13)	$0	$(13)
	Pay	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	468	0	(4)	0	(4)

JPS	Pay	IOS.FN.600.08 Index	136,152	1-Month USD-LIBOR	Monthly	01/12/2039	817	0	(5)	0	(5)

SAL	Pay	IOS.FN.550.08 Index	106,453	1-Month USD-LIBOR	Monthly	01/12/2039	586	0	(5)	0	(5)

Total Swap Agreements								$0	$(27)	$0	$(27)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$9	$0	$9	$0	$(2)	$0	$(2)	$7	$0	$7
CBK	0	12	0	12	0	(3)	0	(3)	9	0	9
DUB	0	46	0	46	0	(12)	(17)	(29)	17	(60)	(43)
FAR	0	0	0	0	0	(36)	0	(36)	(36)	0	(36)
GLM	0	27	0	27	0	(58)	0	(58)	(31)	0	(31)
GSC	0	0	0	0	0	(25)	0	(25)	(25)	0	(25)
JPM	0	0	0	0	0	(96)	0	(96)	(96)	164	68
JPS	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
MYC	0	0	0	0	0	0	0	0	0	(181)	(181)
SAL	0	0	0	0	0	(52)	(5)	(57)	(57)	0	(57)

Total Over the Counter	$0	$94	$0	$94	$0	$(284)	$(27)	$(311)

(j)

Securities with an aggregate market value of $164 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

72	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	0	0	0	159	159

	$0	$0	$0	$0	$172	$172

Over the counter
Purchased Options	$0	$0	$0	$0	$94	$94

	$0	$0	$0	$0	$266	$266

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$123	$123

Over the counter
Written Options	$0	$0	$0	$0	$284	$284
Swap Agreements	0	0	0	0	27	27

	$0	$0	$0	$0	$311	$311

	$0	$0	$0	$0	$434	$434

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(130)	$(130)
Swap Agreements	0	0	0	0	1,438	1,438

	$0	$0	$0	$0	$1,308	$1,308

Over the counter
Purchased Options	$0	$0	$0	$0	$(284)	$(284)
Written Options	0	0	0	0	863	863
Swap Agreements	0	0	0	0	530	530

	$0	$0	$0	$0	$1,109	$1,109

	$0	$0	$0	$0	$2,417	$2,417

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(89)	$(89)
Swap Agreements	0	0	0	0	(514)	(514)

	$0	$0	$0	$0	$(603)	$(603)

Over the counter
Purchased Options	$0	$0	$0	$0	$(126)	$(126)
Written Options	0	0	0	0	(106)	(106)
Swap Agreements	0	0	0	0	(323)	(323)

	$0	$0	$0	$0	$(555)	$(555)

	$0	$0	$0	$0	$(1,158)	$(1,158)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	73

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$263	$0	$263
Industrials	0	91	0	91
U.S. Government Agencies	0	1,079,955	0	1,079,955
U.S. Treasury Obligations	0	13,489	0	13,489
Non-Agency Mortgage-Backed Securities	0	13,362	54,877	68,239
Asset-Backed Securities	0	27,156	0	27,156
Short-Term Instruments
Repurchase Agreements	0	892	0	892
U.S. Treasury Bills	0	163	0	163

	$0	$1,135,371	$54,877	$1,190,248

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,843	$0	$0	$2,843

Total Investments	$2,843	$1,135,371	$54,877	$1,193,091

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(222,785)	$0	$(222,785)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13	128	0	141
Over the counter	0	94	0	94

	$13	$222	$0	$235

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(123)	0	(123)
Over the counter	0	(311)	0	(311)

	$0	$(434)	$0	$(434)

Total Financial Derivative Instruments	$13	$(212)	$0	$(199)

Totals	$2,856	$912,374	$54,877	$970,107

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$36,595	$21,325	$(4,858)	$125	$475	$1,215	$0	$0	$54,877	$1,373

Totals	$36,595	$21,325	$(4,858)	$125	$475	$1,215	$0	$0	$54,877	$1,373

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$13,126	Proxy Pricing	Base Price	100.703-103.375
	41,751	Third Party Vendor	Broker Quote	93.120-100.875

Total	$54,877

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

74	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long Duration Total Return Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

State of Rio de Janeiro
6.024% due 12/20/2020 «	$1,100	$1,092

Total Loan Participations and Assignments (Cost $1,100)		1,092

CORPORATE BONDS & NOTES 65.9%

BANKING & FINANCE 26.8%

ABN AMRO Bank NV
1.800% due 09/20/2019	200	199
3.209% (US0003M + 0.570%) due 08/27/2021 ~	3,000	3,006

AerCap Ireland Capital DAC
3.300% due 01/23/2023	1,500	1,474
3.500% due 01/15/2025	3,500	3,380
3.875% due 01/23/2028	2,000	1,873
4.125% due 07/03/2023	2,800	2,836

Aflac, Inc.
4.750% due 01/15/2049	5,800	6,430

AIA Group Ltd.
3.900% due 04/06/2028	7,700	7,964

AIG SunAmerica Global Financing
6.900% due 03/15/2032	735	970

Air Lease Corp.
3.625% due 04/01/2027	200	189
4.250% due 02/01/2024	2,400	2,462

Alleghany Corp.
4.900% due 09/15/2044	2,500	2,548

Ally Financial, Inc.
8.000% due 11/01/2031	2,700	3,363

American Financial Group, Inc.
3.500% due 08/15/2026	2,100	2,030
4.500% due 06/15/2047	7,400	6,995

American Homes 4 Rent LP
4.250% due 02/15/2028	500	496
4.900% due 02/15/2029	4,100	4,249

American International Group, Inc.
4.750% due 04/01/2048	6,000	5,988
5.750% due 04/01/2048 •	3,700	3,612

American Tower Corp.
3.375% due 05/15/2024	5,200	5,233
4.000% due 06/01/2025	1,300	1,340

Ameriprise Financial, Inc.
2.875% due 09/15/2026	10,500	10,291

Asian Development Bank
5.820% due 06/16/2028	500	623

Aviation Capital Group LLC
3.576% (US0003M + 0.950%) due 06/01/2021 ~	2,800	2,801
4.125% due 08/01/2025	200	200

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	100	103

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	2,100	2,136
5.000% due 04/20/2048	12,000	11,748

Bank of America Corp.
2.881% due 04/24/2023 •	11,800	11,773
3.550% due 03/05/2024 •	1,100	1,118
3.705% due 04/24/2028 •	9,100	9,157
5.875% due 03/15/2028 •(e)	2,700	2,744

Bank of Ireland Group PLC
4.500% due 11/25/2023	7,600	7,739

Bank of New York Mellon Corp.
2.661% due 05/16/2023 •	4,700	4,680
3.400% due 01/29/2028	3,900	3,992

Banque Federative du Credit Mutuel S.A.
3.491% (US0003M + 0.730%) due 07/20/2022 ~	6,800	6,809
3.721% (US0003M + 0.960%) due 07/20/2023 ~	2,000	2,012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
10.179% due 06/12/2021		$9,060	$10,261

Barclays PLC
4.337% due 01/10/2028		5,500	5,477
4.610% due 02/15/2023 •		7,700	7,872
7.750% due 09/15/2023 •(e)(f)		200	200

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		9,600	10,518

BGC Partners, Inc.
5.125% due 05/27/2021		2,000	2,042

Blackstone Holdings Finance Co. LLC
3.150% due 10/02/2027		2,100	2,043
6.250% due 08/15/2042		2,000	2,411

BNP Paribas S.A.
3.375% due 01/09/2025		4,600	4,507

BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,567
3.500% due 01/31/2023		600	600

BPCE S.A.
3.000% due 05/22/2022		3,800	3,763
3.837% (US0003M + 1.240%) due 09/12/2023 ~		5,100	5,087
4.625% due 09/12/2028		3,800	3,977

Brandywine Operating Partnership LP
3.950% due 02/15/2023		300	307

Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(e)		1,100	1,015

Brixmor Operating Partnership LP
3.786% (US0003M + 1.050%) due 02/01/2022 ~		2,900	2,890

Brookfield Finance, Inc.
3.900% due 01/25/2028		1,800	1,744
4.000% due 04/01/2024		100	102
4.700% due 09/20/2047		5,600	5,401
4.850% due 03/29/2029		1,000	1,030

Carlyle Finance LLC
5.650% due 09/15/2048		4,400	4,376

CBL & Associates LP
5.950% due 12/15/2026		2,100	1,543

Charles Schwab Corp.
3.850% due 05/21/2025		2,600	2,737
5.000% due 12/01/2027 •(e)		400	377

CIT Group, Inc.
5.250% due 03/07/2025		100	107
6.125% due 03/09/2028		500	557

Citigroup, Inc.
3.268% (BBSW3M + 1.250%) due 08/07/2019 ~	AUD	2,500	1,780
4.044% due 06/01/2024 •		$13,300	13,754
4.650% due 07/23/2048		1,900	2,049
8.125% due 07/15/2039		5,571	8,379

CME Group, Inc.
3.750% due 06/15/2028		700	738
4.150% due 06/15/2048		4,400	4,676
5.300% due 09/15/2043		3,740	4,594

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		300	288

Compass Bank
2.750% due 09/29/2019		500	500

Cooperatieve Rabobank UA
3.470% (US0003M + 0.860%) due 09/26/2023 ~		1,800	1,792
5.500% due 06/29/2020 •(e)(f)	EUR	8,875	10,337

Credit Agricole S.A.
3.750% due 04/24/2023		$400	405
8.375% due 10/13/2019 •(e)		10,000	10,300

Credit Suisse AG
6.500% due 08/08/2023 (f)		13,000	13,958

Credit Suisse Group AG
2.997% due 12/14/2023 •		1,600	1,574
3.869% due 01/12/2029 •		1,600	1,571
7.500% due 07/17/2023 •(e)(f)		3,500	3,603

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		1,000	1,046

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Castle International Corp.
3.700% due 06/15/2026	$2,500	$2,497
4.450% due 02/15/2026	800	837

Danske Bank A/S
4.375% due 06/12/2028	7,400	7,132

Deutsche Bank AG
2.700% due 07/13/2020	5,800	5,739
3.300% due 11/16/2022	6,800	6,591
3.576% (US0003M + 0.815%) due 01/22/2021 ~	10,500	10,296
4.028% (US0003M + 1.290%) due 02/04/2021 ~	3,000	2,976

Digital Realty Trust LP
4.450% due 07/15/2028	6,800	7,115

E*TRADE Financial Corp.
4.500% due 06/20/2028	2,000	2,035

EPR Properties
4.950% due 04/15/2028	1,500	1,562
5.250% due 07/15/2023	500	527

ERP Operating LP
4.500% due 06/01/2045	700	758

Essex Portfolio LP
4.000% due 03/01/2029	1,400	1,435
4.500% due 03/15/2048	200	205

Farmers Insurance Exchange
4.747% due 11/01/2057 •	4,400	3,814

Fidelity National Financial, Inc.
5.500% due 09/01/2022	700	743

First American Financial Corp.
4.300% due 02/01/2023	4,500	4,582

FMR LLC
4.950% due 02/01/2033	3,000	3,415
5.150% due 02/01/2043	11,300	12,782

Ford Motor Credit Co. LLC
3.532% (US0003M + 0.930%) due 09/24/2020 ~	8,600	8,566
3.605% (US0003M + 0.810%) due 04/05/2021 ~	1,100	1,074
3.818% (US0003M + 1.080%) due 08/03/2022 ~	200	191
3.867% (US0003M + 1.270%) due 03/28/2022 ~	700	677
5.584% due 03/18/2024	900	913
5.875% due 08/02/2021	300	311

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	18,410	17,087

General Motors Financial Co., Inc.
3.647% (US0003M + 0.850%) due 04/09/2021 ~	500	496
3.838% (US0003M + 1.100%) due 11/06/2021 ~	100	99
4.347% (US0003M + 1.550%) due 01/14/2022 ~	1,000	1,003

GLP Capital LP
5.250% due 06/01/2025	3,700	3,886
5.300% due 01/15/2029	3,100	3,267

Goldman Sachs Bank USA
3.200% due 06/05/2020	1,700	1,711

Goldman Sachs Group, Inc.
2.905% due 07/24/2023 •	8,300	8,214
2.908% due 06/05/2023 •	600	594
3.500% due 01/23/2025	600	599
3.814% due 04/23/2029 •	4,900	4,862
4.223% due 05/01/2029 •	1,500	1,536
6.750% due 10/01/2037	4,035	4,945

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	7,400	7,413

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	7,700	7,495

Great-West Lifeco Finance LP
4.581% due 05/17/2048	1,900	2,036

Guardian Life Global Funding
2.500% due 05/08/2022	9,300	9,177

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	75

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harley-Davidson Financial Services, Inc.
3.141% (US0003M + 0.500%) due 05/21/2020 ~		$3,100	$3,101

Hartford Financial Services Group, Inc.
4.400% due 03/15/2048		6,500	6,593
6.625% due 03/30/2040		500	627

High Street Funding Trust
4.111% due 02/15/2028		200	203
4.682% due 02/15/2048		500	513

Hospitality Properties Trust
4.500% due 06/15/2023		300	304

Host Hotels & Resorts LP
4.000% due 06/15/2025		100	100

HSBC Holdings PLC
3.600% due 05/25/2023		7,500	7,639
3.683% (US0003M + 1.000%) due 05/18/2024 ~		2,800	2,779
5.875% due 09/28/2026 •(e)(f)	GBP	3,700	4,861
6.250% due 03/23/2023 •(e)(f)		$3,400	3,398
6.500% due 03/23/2028 •(e)(f)		8,300	8,225

Hudson Pacific Properties LP
3.950% due 11/01/2027		900	876

ING Bank NV
2.450% due 03/16/2020		800	798

ING Groep NV
4.550% due 10/02/2028		2,700	2,844
4.625% due 01/06/2026		1,100	1,156

International Lease Finance Corp.
8.625% due 01/15/2022		1,900	2,159

Intesa Sanpaolo SpA
3.375% due 01/12/2023		3,600	3,517

Jackson National Life Global Funding
3.250% due 01/30/2024		7,600	7,647

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		5,000	4,996
3.509% due 01/23/2029 •		2,900	2,886
3.540% due 05/01/2028 •		8,500	8,521
3.662% (US0003M + 0.890%) due 07/23/2024 ~		2,000	1,996
4.203% due 07/23/2029 •		3,500	3,658
4.260% due 02/22/2048 •		2,600	2,675
6.100% due 10/01/2024 •(e)		13,900	14,642
6.221% (US0003M + 3.470%) due 04/30/2019 ~(e)		1,004	1,010

Kilroy Realty LP
4.250% due 08/15/2029		8,900	9,093

Kimco Realty Corp.
4.125% due 12/01/2046		5,900	5,546

Lazard Group LLC
4.375% due 03/11/2029		3,600	3,638
4.500% due 09/19/2028		700	722

Legg Mason, Inc.
5.625% due 01/15/2044		2,000	1,983

Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^(b)		1,200	24

Life Storage LP
3.875% due 12/15/2027		1,400	1,374

Lifestorage LP
3.500% due 07/01/2026		1,400	1,350

Lloyds Bank PLC
3.229% (US0003M + 0.490%) due 05/07/2021 ~		2,500	2,496
5.800% due 01/13/2020		300	307

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		4,300	4,302
4.344% due 01/09/2048		8,000	7,234
4.375% due 03/22/2028		2,500	2,565
4.550% due 08/16/2028		200	207
7.500% due 09/27/2025 •(e)(f)		2,700	2,742

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		8,900	8,860

MetLife, Inc.
5.700% due 06/15/2035		5,500	6,626

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 03/15/2028 •(e)	$6,500	$6,702

Metropolitan Life Global Funding
3.000% due 09/19/2027	7,700	7,558
3.450% due 12/18/2026	7,000	7,141

Mid-America Apartments LP
3.950% due 03/15/2029	600	611
4.200% due 06/15/2028	900	932

Mitsubishi UFJ Financial Group, Inc.
2.998% due 02/22/2022	1,600	1,605
3.407% due 03/07/2024	1,000	1,014
3.415% (US0003M + 0.650%) due 07/26/2021 ~	800	802
3.625% (US0003M + 0.860%) due 07/26/2023 ~	10,300	10,333

Mizuho Financial Group, Inc.
2.273% due 09/13/2021	3,700	3,639
2.601% due 09/11/2022	5,000	4,940
2.953% due 02/28/2022	8,300	8,303

MUFG Bank Ltd.
2.300% due 03/05/2020	300	299

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •	8,200	8,038

Nasdaq, Inc.
3.850% due 06/30/2026	7,000	7,108

Nationwide Building Society
4.302% due 03/08/2029 •	11,200	11,382

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039	500	790

Navient Corp.
8.000% due 03/25/2020	4,200	4,378

New York Life Insurance Co.
6.750% due 11/15/2039	2,500	3,436

Nissan Motor Acceptance Corp.
3.243% (US0003M + 0.630%) due 09/21/2021 ~	1,300	1,288
3.450% due 03/15/2023	7,200	7,192

Nordea Bank Abp
2.500% due 09/17/2020	300	299

Northern Trust Corp.
4.600% due 10/01/2026 •(e)	9,600	9,350

Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040	10,000	12,811

Nuveen LLC
4.000% due 11/01/2028	1,100	1,176

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,200	1,221
4.950% due 04/01/2024	2,000	2,079

Pacific Life Insurance Co.
4.300% due 10/24/2067 •	2,500	2,234
9.250% due 06/15/2039	9,300	14,755

Protective Life Corp.
4.300% due 09/30/2028	5,100	5,232

Prudential Financial, Inc.
4.500% due 09/15/2047 •	7,700	7,278

Quicken Loans, Inc.
5.250% due 01/15/2028	8,100	7,614

Regency Centers LP
4.650% due 03/15/2049	900	938

RenaissanceRe Holdings Ltd.
3.600% due 04/15/2029 (a)	5,500	5,419

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	3,200	3,216
4.152% (US0003M + 1.550%) due 06/25/2024 ~	2,800	2,765
4.269% due 03/22/2025 •	7,200	7,279
4.892% due 05/18/2029 •	4,200	4,367
5.076% due 01/27/2030 •	3,100	3,268

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	5,500	5,399
3.823% due 11/03/2028 •	2,000	1,940
4.796% due 11/15/2024 •	5,500	5,668

Santander UK PLC
3.246% (US0003M + 0.620%) due 06/01/2021 ~	3,000	2,999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Siam Commercial Bank PCL
3.500% due 04/07/2019	$1,600	$1,600

SL Green Operating Partnership LP
3.663% (US0003M + 0.980%) due 08/16/2021 ~	1,800	1,792

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	400	395

Societe Generale S.A.
7.375% due 10/04/2023 •(e)(f)	9,800	9,732

SP Group Treasury Pte Ltd.
3.375% due 02/27/2029	5,100	5,172

Springleaf Finance Corp.
6.875% due 03/15/2025	500	517

STORE Capital Corp.
4.500% due 03/15/2028	300	303

Sumitomo Mitsui Financial Group, Inc.
3.102% due 01/17/2023	6,300	6,327
3.579% (US0003M + 0.800%) due 10/16/2023 ~	7,100	7,104
3.748% due 07/19/2023	4,800	4,937

Svenska Handelsbanken AB
3.121% (US0003M + 0.470%) due 05/24/2021 ~	6,450	6,472

Synchrony Financial
4.375% due 03/19/2024	500	507
5.150% due 03/19/2029	900	915

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047	5,600	5,789
4.375% due 09/15/2054 •	4,800	4,965
6.850% due 12/16/2039	582	802

UBS AG
2.200% due 06/08/2020	20,600	20,483

UBS Group Funding Switzerland AG
4.125% due 09/24/2025	2,200	2,275

UDR, Inc.
3.500% due 07/01/2027	300	297
3.500% due 01/15/2028	200	197

UniCredit SpA
7.830% due 12/04/2023	8,300	9,250

Ventas Realty LP
3.500% due 04/15/2024	2,500	2,532

VEREIT Operating Partnership LP
3.950% due 08/15/2027	400	395
4.875% due 06/01/2026	300	313

Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,221

WEA Finance LLC
4.750% due 09/17/2044	500	530

Wells Fargo & Co.
3.000% due 04/22/2026	1,600	1,566
3.974% (US0003M + 1.230%) due 10/31/2023 ~	4,800	4,879
5.900% due 06/15/2024 •(e)	8,200	8,393

Wells Fargo Bank N.A.
3.272% (US0003M + 0.500%) due 07/23/2021 ~	2,100	2,104

Welltower, Inc.
5.125% due 03/15/2043	12,400	13,169

Weyerhaeuser Co.
4.000% due 11/15/2029	2,500	2,578
7.375% due 03/15/2032	17,200	22,751

XLIT Ltd.
6.250% due 05/15/2027	100	118

		983,582

INDUSTRIALS 26.2%

AbbVie, Inc.
3.375% due 11/14/2021	6,700	6,778

ADT Security Corp.
4.125% due 06/15/2023	8,300	8,026

AEP Transmission Co. LLC
3.100% due 12/01/2026	6,200	6,142
3.750% due 12/01/2047	1,000	987

76	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allegion U.S. Holding Co., Inc.
3.550% due 10/01/2027	$400	$381

American Airlines Pass-Through Trust
3.000% due 04/15/2030	4,611	4,474
3.250% due 04/15/2030	3,133	3,019
3.700% due 04/01/2028	1,944	1,953
4.000% due 01/15/2027	301	306

Amgen, Inc.
2.650% due 05/11/2022	800	798
4.400% due 05/01/2045	13,000	12,840
4.663% due 06/15/2051	10,879	10,986

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046	700	705

Anheuser-Busch InBev Worldwide, Inc.
4.750% due 04/15/2058	11,800	11,287
4.900% due 01/23/2031	3,000	3,237
5.450% due 01/23/2039	3,800	4,123
5.550% due 01/23/2049	1,400	1,541

Anthem, Inc.
3.350% due 12/01/2024	2,800	2,827
3.650% due 12/01/2027	4,000	3,998

AP Moller - Maersk A/S
3.750% due 09/22/2024	600	595

Apple, Inc.
4.375% due 05/13/2045	2,600	2,838

Arrow Electronics, Inc.
3.250% due 09/08/2024	900	874

Bacardi Ltd.
4.450% due 05/15/2025	2,800	2,827
4.700% due 05/15/2028	5,300	5,313

Baidu, Inc.
4.875% due 11/14/2028	1,100	1,177

Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	3,300	3,215

BAT Capital Corp.
4.390% due 08/15/2037	9,990	9,037

Bayer U.S. Finance LLC
3.875% due 12/15/2023	2,000	2,017
4.250% due 12/15/2025	2,200	2,227

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	200	196

Boston Scientific Corp.
7.375% due 01/15/2040	12,750	17,444

Braskem Finance Ltd.
6.450% due 02/03/2024	300	327

Braskem Netherlands Finance BV
4.500% due 01/10/2028	4,100	4,002

Broadcom Corp.
3.125% due 01/15/2025	400	384
3.875% due 01/15/2027	7,400	7,081

Broadcom, Inc.
3.125% due 04/15/2021 (a)	5,000	4,994

Burlington Northern Santa Fe LLC
6.530% due 07/15/2037	200	265

Campbell Soup Co.
3.650% due 03/15/2023	2,000	2,030
3.950% due 03/15/2025	1,600	1,613
4.150% due 03/15/2028	4,100	4,092

Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,347

CBS Corp.
3.375% due 02/15/2028	1,700	1,622

Celgene Corp.
4.350% due 11/15/2047	10,800	10,560

Cenovus Energy, Inc.
4.250% due 04/15/2027	1,800	1,772
5.250% due 06/15/2037	2,000	1,990
6.750% due 11/15/2039	200	224

Charter Communications Operating LLC
4.200% due 03/15/2028	2,200	2,187
4.386% (US0003M + 1.650%) due 02/01/2024 ~	4,000	4,012
5.375% due 04/01/2038	800	807
5.375% due 05/01/2047	2,000	1,996

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 04/01/2048	$1,100	$1,153

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	2,000	2,263

CHRISTUS Health
4.341% due 07/01/2028	6,400	6,853

City of Hope
4.378% due 08/15/2048	1,010	1,063

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,413

Comcast Corp.
3.950% due 10/15/2025	3,300	3,456
3.969% due 11/01/2047	728	705
3.999% due 11/01/2049	7,430	7,256
4.150% due 10/15/2028	7,000	7,387
4.400% due 08/15/2035	4,300	4,502
7.050% due 03/15/2033	7,590	10,102

Community Health Systems, Inc.
8.625% due 01/15/2024	4,400	4,417

Conagra Brands, Inc.
5.300% due 11/01/2038	9,000	9,161

Constellation Brands, Inc.
3.600% due 02/15/2028	2,600	2,549
4.100% due 02/15/2048	7,000	6,379

Continental Resources, Inc.
5.000% due 09/15/2022	400	403

Cox Communications, Inc.
3.350% due 09/15/2026	8,400	8,200
4.600% due 08/15/2047	1,100	1,053

CRH America Finance, Inc.
3.400% due 05/09/2027	600	576
3.950% due 04/04/2028	300	296
4.400% due 05/09/2047	200	181

CRH America, Inc.
3.875% due 05/18/2025	2,600	2,611

Crown Castle Towers LLC
3.720% due 07/15/2043	600	609
4.241% due 07/15/2048	3,300	3,387

CSX Corp.
6.150% due 05/01/2037	800	982

CVS Pass-Through Trust
6.036% due 12/10/2028	99	108
7.507% due 01/10/2032	16,438	19,566

DAE Funding LLC
4.000% due 08/01/2020	100	101
5.000% due 08/01/2024	1,300	1,320
5.250% due 11/15/2021	1,700	1,738
5.750% due 11/15/2023	1,600	1,648

Daimler Finance North America LLC
3.400% due 02/22/2022	6,400	6,464

Danone S.A.
2.589% due 11/02/2023	700	686

Dell International LLC
4.420% due 06/15/2021	3,400	3,490
4.900% due 10/01/2026	1,200	1,224
5.300% due 10/01/2029	7,500	7,563
8.350% due 07/15/2046	2,400	2,905

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	10,391	14,332

Discovery Communications LLC
5.000% due 09/20/2037	2,300	2,243
5.200% due 09/20/2047	2,400	2,341

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~	4,500	4,500

eBay, Inc.
2.600% due 07/15/2022	900	888
4.000% due 07/15/2042	600	512

Edwards Lifesciences Corp.
4.300% due 06/15/2028	700	735

Eli Lilly & Co.
4.150% due 03/15/2059	5,800	6,001

Energy Transfer Operating LP
5.300% due 04/15/2047	9,200	9,082
6.050% due 06/01/2041	3,200	3,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 10/15/2036	$5,200	$5,886
7.500% due 07/01/2038	4,135	5,033

Eni SpA
4.000% due 09/12/2023	3,700	3,800
4.750% due 09/12/2028	800	832

Enterprise Products Operating LLC
4.450% due 02/15/2043	1,000	1,008
4.850% due 08/15/2042	642	676
4.850% due 03/15/2044	1,850	1,970
5.750% due 03/01/2035	600	662
5.950% due 02/01/2041	3,200	3,838
6.125% due 10/15/2039	800	963
6.450% due 09/01/2040	200	248
6.875% due 03/01/2033	10,000	12,861

Fair Isaac Corp.
5.250% due 05/15/2026	200	207

FedEx Corp.
4.950% due 10/17/2048	6,600	6,813

Fortune Brands Home & Security, Inc.
4.000% due 09/21/2023	900	926

Fox Corp.
4.709% due 01/25/2029	500	536
5.476% due 01/25/2039	200	222

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~	5,300	5,275

General Electric Co.
2.200% due 01/09/2020	200	199
5.000% due 01/21/2021 •(e)	2,000	1,867
5.500% due 01/08/2020	600	613
5.550% due 05/04/2020	300	308
5.550% due 01/05/2026	2,600	2,757

General Mills, Inc.
6.610% due 10/15/2022	5,200	5,486

General Motors Co.
3.501% (US0003M + 0.900%) due 09/10/2021 ~	100	99

Georgia-Pacific LLC
8.000% due 01/15/2024	1,750	2,142

Glencore Funding LLC
4.125% due 03/12/2024	3,200	3,237
4.875% due 03/12/2029	5,600	5,648

Hackensack Meridian Health, Inc.
4.500% due 07/01/2057	1,340	1,467

Harris Corp.
3.231% (US0003M + 0.480%) due 04/30/2020 ~	5,200	5,197

HCA, Inc.
5.875% due 03/15/2022	800	860

Heineken NV
3.500% due 01/29/2028	12,100	12,182

Hewlett Packard Enterprise Co.
3.515% (US0003M + 0.720%) due 10/05/2021 ~	900	897

Home Depot, Inc.
4.500% due 12/06/2048	9,000	10,008

Huntsman International LLC
4.500% due 05/01/2029	800	798

Hyundai Capital America
3.415% due 09/18/2020 •	2,800	2,801

IHS Markit Ltd.
4.750% due 08/01/2028	1,100	1,152

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023	700	756

International Flavors & Fragrances, Inc.
5.000% due 09/26/2048	5,400	5,688

International Paper Co.
5.150% due 05/15/2046	4,700	4,841
6.000% due 11/15/2041	500	560

Kansas City Southern
3.125% due 06/01/2026	1,100	1,059
4.700% due 05/01/2048	4,300	4,512
4.950% due 08/15/2045	5,200	5,608

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	77

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	$6,900	$8,110
7.300% due 08/15/2033	3,000	3,730

Kraft Heinz Foods Co.
4.375% due 06/01/2046	1,800	1,567
5.200% due 07/15/2045	6,960	6,725
6.500% due 02/09/2040	9,600	10,509
6.875% due 01/26/2039	600	680
7.125% due 08/01/2039	3,150	3,635

Lennar Corp.
4.750% due 11/29/2027	800	803

Magellan Midstream Partners LP
4.850% due 02/01/2049	600	639

Marathon Oil Corp.
6.600% due 10/01/2037	700	827

Marriott International, Inc.
3.600% due 04/15/2024	3,700	3,733
4.000% due 04/15/2028	2,100	2,130

Martin Marietta Materials, Inc.
3.133% (US0003M + 0.500%) due 12/20/2019 ~	800	799

Marvell Technology Group Ltd.
4.200% due 06/22/2023	7,000	7,144
4.875% due 06/22/2028	1,000	1,036

Masco Corp.
3.500% due 04/01/2021	500	504
3.500% due 11/15/2027	700	665

Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	3,211

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~	8,600	8,604
3.800% due 04/01/2028	3,600	3,726
4.450% due 03/01/2047	1,000	1,030
4.450% due 09/01/2048	5,300	5,450

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	300	293

Moody’s Corp.
5.250% due 07/15/2044	8,000	9,064

Mylan NV
3.950% due 06/15/2026	3,400	3,249

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (e)	10,000	10,154

New York and Presbyterian Hospital
4.063% due 08/01/2056	900	930
4.763% due 08/01/2116	3,500	3,745

Newell Brands, Inc.
5.375% due 04/01/2036	539	493

Norfolk Southern Corp.
5.100% due 08/01/2118	5,700	5,980

Northern Natural Gas Co.
4.300% due 01/15/2049	2,000	2,059

Northwell Healthcare, Inc.
4.260% due 11/01/2047	3,600	3,644

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	5,431	5,251

NVIDIA Corp.
3.200% due 09/16/2026	4,200	4,186

NXP BV
5.350% due 03/01/2026	1,600	1,724

ONEOK Partners LP
4.900% due 03/15/2025	1,200	1,278
6.125% due 02/01/2041	1,700	1,906

Oracle Corp.
3.250% due 11/15/2027	7,100	7,150
3.800% due 11/15/2037	4,200	4,212
3.850% due 07/15/2036	2,800	2,835
4.000% due 11/15/2047	1,100	1,109
4.300% due 07/08/2034	2,000	2,152
4.500% due 07/08/2044	900	973

Owens Corning
3.400% due 08/15/2026	600	567
4.300% due 07/15/2047	100	81

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	$200	$205
5.500% due 02/15/2024	100	104

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,730	3,125

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	4,100	4,126
4.125% due 08/01/2023	700	721
4.450% due 01/29/2026	3,500	3,582

Pernod Ricard S.A.
4.450% due 01/15/2022	2,000	2,079

Pertamina Persero PT
6.500% due 11/07/2048	1,700	1,983

Philip Morris International, Inc.
6.375% due 05/16/2038	1,400	1,738

Post Holdings, Inc.
5.000% due 08/15/2026	2,300	2,245

Pride International LLC
7.875% due 08/15/2040	3,500	2,818

QVC, Inc.
5.950% due 03/15/2043	3,500	3,251

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	938

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022	2,950	2,907

RELX Capital, Inc.
4.000% due 03/18/2029	6,700	6,839

Reynolds American, Inc.
7.250% due 06/15/2037	200	234

Rockies Express Pipeline LLC
6.875% due 04/15/2040	4,700	5,068

S&P Global, Inc.
2.950% due 01/22/2027	200	195
4.000% due 06/15/2025	2,300	2,424
4.500% due 05/15/2048	5,500	5,986

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,424
5.000% due 03/15/2027	2,700	2,865
5.625% due 04/15/2023	700	759
5.750% due 05/15/2024	1,100	1,213
5.875% due 06/30/2026	5,900	6,572
6.250% due 03/15/2022	800	864

salesforce.com, Inc.
3.700% due 04/11/2028	500	525

Sands China Ltd.
4.600% due 08/08/2023	200	207
5.125% due 08/08/2025	1,400	1,462
5.400% due 08/08/2028	500	526

SASOL Financing USA LLC
5.875% due 03/27/2024	3,100	3,291

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	4,400	4,352
2.875% due 09/23/2023	700	692
3.200% due 09/23/2026	500	484

Southern Co.
3.250% due 07/01/2026	500	491
4.250% due 07/01/2036	5,400	5,344

Spirit AeroSystems, Inc.
3.411% (US0003M + 0.800%) due 06/15/2021 ~	2,200	2,188
3.850% due 06/15/2026	400	385
4.600% due 06/15/2028	4,800	4,839

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,000	2,004
4.738% due 09/20/2029	2,700	2,737
5.152% due 09/20/2029	4,800	4,920

Suntory Holdings Ltd.
2.550% due 06/28/2022	1,300	1,282

Takeda Pharmaceutical Co. Ltd.
5.000% due 11/26/2028	7,200	7,819

Telefonica Emisiones S.A.
4.665% due 03/06/2038	6,300	6,032
4.895% due 03/06/2048	6,700	6,539
7.045% due 06/20/2036	7,100	8,662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tencent Holdings Ltd.
3.595% due 01/19/2028	$4,000	$3,955

Tennessee Gas Pipeline Co. LLC
7.000% due 10/15/2028	3,000	3,665
7.625% due 04/01/2037	4,720	6,029
8.375% due 06/15/2032	3,600	4,755

Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	49	48

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	8,662	7,736

Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,040

Time Warner Cable LLC
4.500% due 09/15/2042	100	88
5.875% due 11/15/2040	1,000	1,042
6.550% due 05/01/2037	14,450	16,006
6.750% due 06/15/2039	2,700	3,020
7.300% due 07/01/2038	1,225	1,431

Topaz Solar Farms LLC
4.875% due 09/30/2039	5,050	4,950

Transcontinental Gas Pipe Line Co. LLC
4.000% due 03/15/2028	1,200	1,227
4.600% due 03/15/2048	2,000	2,039

Transocean Guardian Ltd.
5.875% due 01/15/2024	1,418	1,446

Transocean Pontus Ltd.
6.125% due 08/01/2025	3,402	3,462

Transurban Finance Co. Pty. Ltd.
4.125% due 02/02/2026	300	304

Trimble, Inc.
4.900% due 06/15/2028	4,700	4,810

TTX Co.
4.200% due 07/01/2046	3,000	3,065

Tyson Foods, Inc.
2.250% due 08/23/2021	700	690
5.100% due 09/28/2048	1,700	1,736

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	4,741	4,814
4.625% due 12/03/2026	4,378	4,577
5.900% due 04/01/2026	2,620	2,847

United Airlines Pass-Through Trust
2.875% due 04/07/2030	568	546
3.100% due 04/07/2030	568	541
4.000% due 10/11/2027	1,611	1,644
4.300% due 02/15/2027	11,275	11,716

United Technologies Corp.
4.125% due 11/16/2028	6,765	7,057
4.450% due 11/16/2038	1,900	1,971

UnitedHealth Group, Inc.
4.250% due 06/15/2048	1,900	2,013
4.750% due 07/15/2045	5,700	6,461

University of Notre Dame du Lac
3.394% due 02/15/2048	7,000	6,849

University of Southern California
3.841% due 10/01/2047	2,800	2,941

Valero Energy Corp.
4.000% due 04/01/2029	1,000	1,009

Valley Children’s Hospital
4.399% due 03/15/2048	2,000	2,094

Viterra, Inc.
5.950% due 08/01/2020	200	207

VMware, Inc.
2.300% due 08/21/2020	2,300	2,280

Wabtec Corp.
4.950% due 09/15/2028	6,700	6,803

Walt Disney Co.
3.375% due 11/15/2026	1,400	1,431
4.750% due 11/15/2046	700	816
5.400% due 10/01/2043	3,600	4,467
6.200% due 12/15/2034	2,000	2,617

Western & Southern Life Insurance Co.
5.150% due 01/15/2049	3,800	4,175

WestJet Airlines Ltd.
3.500% due 06/16/2021	2,300	2,243

78	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Whirlpool Corp.
4.500% due 06/01/2046	$1,100	$974

Woodside Finance Ltd.
3.700% due 09/15/2026	7,000	6,882
3.700% due 03/15/2028	2,500	2,415

WRKCo, Inc.
4.000% due 03/15/2028	2,700	2,736
4.650% due 03/15/2026	2,800	2,975
4.900% due 03/15/2029	900	978

Yara International ASA
4.750% due 06/01/2028	4,600	4,808

Zimmer Biomet Holdings, Inc.
3.700% due 03/19/2023	600	606

Zoetis, Inc.
3.000% due 09/12/2027	2,200	2,118
3.900% due 08/20/2028	4,300	4,419

		959,722

UTILITIES 12.9%

AEP Texas, Inc.
3.950% due 06/01/2028	2,500	2,609
6.650% due 02/15/2033	1,800	2,314

Alabama Power Co.
4.300% due 07/15/2048	2,000	2,128

American Water Capital Corp.
2.950% due 09/01/2027	2,000	1,948
3.750% due 09/01/2047	3,400	3,304
4.300% due 12/01/2042	1,330	1,397

Antero Midstream Partners LP
5.750% due 03/01/2027	6,400	6,512

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	6,800	6,831
3.777% (US0003M + 1.180%) due 06/12/2024 ~	4,800	4,764
4.350% due 03/01/2029	1,800	1,841
4.500% due 05/15/2035	700	692
4.500% due 03/09/2048	265	250
4.550% due 03/09/2049	30,507	28,912
4.900% due 08/15/2037	5,635	5,706
5.150% due 11/15/2046	400	412
5.150% due 02/15/2050	7,800	7,999
5.350% due 09/01/2040	2,932	3,090

BellSouth LLC
4.333% due 04/26/2021	3,900	3,904

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	2,246	2,830

BG Energy Capital PLC
5.125% due 10/15/2041	6,100	6,881

BP Capital Markets America, Inc.
4.234% due 11/06/2028	2,500	2,679

British Telecommunications PLC
4.500% due 12/04/2023	12,400	12,981
9.625% due 12/15/2030	730	1,045

Brooklyn Union Gas Co.
3.865% due 03/04/2029	1,800	1,858
4.487% due 03/04/2049	3,300	3,566

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(e)	11,800	11,999

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	7,100	6,971
4.973% due 05/01/2046	1,000	1,025

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	2,200	2,321

Consolidated Edison Co. of New York, Inc.
4.500% due 05/15/2058	2,500	2,631
4.625% due 12/01/2054	1,200	1,281
6.750% due 04/01/2038	4,190	5,607

Consumers Energy Co.
4.350% due 04/15/2049	2,800	3,123

Duke Energy Carolinas LLC
3.750% due 06/01/2045	2,000	1,988
4.000% due 09/30/2042	400	413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	$9,100	$9,098
3.251% (US0003M + 0.650%) due 03/11/2022 ~	5,000	5,009

Duke Energy Florida LLC
3.800% due 07/15/2028	3,100	3,242
3.850% due 11/15/2042	4,600	4,623
6.350% due 09/15/2037	200	266

Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	126

Duke Energy Progress LLC
6.300% due 04/01/2038	800	1,051

Electricite de France S.A.
5.000% due 09/21/2048	300	310

Enel Finance International NV
2.875% due 05/25/2022	2,100	2,066
3.500% due 04/06/2028	6,300	5,933
3.625% due 05/25/2027	1,100	1,055

Engie S.A.
2.875% due 10/10/2022	700	703

Exelon Corp.
5.100% due 06/15/2045	19,400	21,721

Florida Power & Light Co.
3.700% due 12/01/2047	1,100	1,103
3.950% due 03/01/2048	1,300	1,360
4.050% due 10/01/2044	1,805	1,901

Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019	2,300	2,309

Indiana Michigan Power Co.
6.050% due 03/15/2037	800	984

ITC Holdings Corp.
2.700% due 11/15/2022	7,400	7,273

Jersey Central Power & Light Co.
4.300% due 01/15/2026	800	834

Kentucky Utilities Co.
4.375% due 10/01/2045	2,300	2,466

Koninklijke KPN NV
8.375% due 10/01/2030	3,000	3,821

Louisville Gas & Electric Co.
4.250% due 04/01/2049 (a)	3,000	3,166

Monongahela Power Co.
3.550% due 05/15/2027	1,100	1,107

National Grid USA
5.803% due 04/01/2035	120	137

New England Power Co.
3.800% due 12/05/2047	2,300	2,230

New York State Electric & Gas Corp.
3.250% due 12/01/2026	8,900	8,897

NextEra Energy Capital Holdings, Inc.
3.200% due 02/25/2022	5,900	5,956
3.342% due 09/01/2020	700	705

Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	3,454

Northern States Power Co.
3.600% due 09/15/2047	6,300	6,176

Oglethorpe Power Corp.
5.050% due 10/01/2048	7,000	7,710

Ohio Power Co.
5.375% due 10/01/2021	700	746
5.850% due 10/01/2035	100	121

ONEOK, Inc.
4.550% due 07/15/2028	1,600	1,658
5.200% due 07/15/2048	12,400	12,760

Pacific Gas & Electric Co.
4.000% due 12/01/2046 ^(b)	600	487
6.350% due 02/15/2038 ^(b)	11,900	12,019

PacifiCorp
4.125% due 01/15/2049	10,100	10,476
5.750% due 04/01/2037	60	74
6.000% due 01/15/2039	2,040	2,588
6.100% due 08/01/2036	60	75

Pennsylvania Electric Co.
5.200% due 04/01/2020	200	204

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Perusahaan Listrik Negara PT
6.250% due 01/25/2049	$2,600	$2,918

Petrobras Global Finance BV
5.999% due 01/27/2028	8,046	8,163
6.125% due 01/17/2022	3,224	3,411

Plains All American Pipeline LP
3.600% due 11/01/2024	400	399
4.500% due 12/15/2026	200	205
4.900% due 02/15/2045	5,800	5,582
5.150% due 06/01/2042	2,800	2,704
6.650% due 01/15/2037	500	563

PPL Capital Funding, Inc.
4.000% due 09/15/2047	6,500	6,135

Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,770

Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	5,701

San Diego Gas & Electric Co.
4.150% due 05/15/2048	9,400	9,448

SES S.A.
3.600% due 04/04/2023	4,600	4,574
5.300% due 04/04/2043	3,800	3,387

Shell International Finance BV
4.375% due 05/11/2045	2,200	2,411

Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	4,806

Sinopec Group Overseas Development Ltd.
4.125% due 09/12/2025	9,900	10,332

Southern California Edison Co.
3.400% due 06/01/2023	300	298
3.650% due 03/01/2028	200	197
6.000% due 01/15/2034	3,600	4,095
6.650% due 04/01/2029	400	439

Southern California Gas Co.
4.125% due 06/01/2048	5,300	5,467

Southwestern Electric Power Co.
6.200% due 03/15/2040	2,200	2,708

Transcanada Trust
5.300% due 03/15/2077 •	800	749

Verizon Communications, Inc.
4.522% due 09/15/2048	30,821	31,722
4.862% due 08/21/2046	5,100	5,459
5.250% due 03/16/2037	6,200	7,000
5.500% due 03/16/2047	3,800	4,462

Virginia Electric & Power Co.
3.800% due 09/15/2047	1,100	1,065
4.600% due 12/01/2048	1,500	1,661

Vodafone Group PLC
4.125% due 05/30/2025	1,600	1,632
5.250% due 05/30/2048	15,200	15,226

Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	3,750

		473,251

Total Corporate Bonds & Notes (Cost $2,350,476)		2,416,555

MUNICIPAL BONDS & NOTES 3.6%

CALIFORNIA 0.9%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	9,517

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,274

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,120

Tulare County, California Revenue Bonds, Series 2018
4.109% due 06/01/2029	2,700	2,798

Tulare County, California Revenue Notes, Series 2018
4.009% due 06/01/2028	1,000	1,050

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	79

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	$14,500	$16,350

		33,109

COLORADO 0.1%

Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,421

DELAWARE 0.0%

University of Delaware Revenue Bonds, Series 2018
4.221% due 11/01/2058	500	543

FLORIDA 0.1%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.712% due 10/01/2027	3,000	3,089
3.762% due 10/01/2028	500	516

		3,605

GEORGIA 0.6%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,323	5,998
6.655% due 04/01/2057	13,775	16,579

		22,577

ILLINOIS 0.4%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,900	13,737

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	657

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	100	108

		14,502

KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	3,004

MISSISSIPPI 0.1%

Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	4,106

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	1,000	1,044

NEW YORK 0.4%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	500	748

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.480% due 08/01/2026	4,245	4,401

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	9,400	10,552

		15,701

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	$800	$1,207

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	5,719

		6,926

PENNSYLVANIA 0.0%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2016
4.014% due 06/01/2033	600	633

TEXAS 0.5%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	7,223

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	11,640	11,827

		19,050

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	7,585	7,585

Total Municipal Bonds & Notes (Cost $117,070)		133,806

U.S. GOVERNMENT AGENCIES 13.8%

Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (c)	43,912	31,611
2.550% due 07/25/2037 •	17	16
2.616% due 03/25/2036 •	5	5
2.886% due 09/25/2032 •	9	9
3.000% due 10/25/2046 - 12/25/2046	1,509	1,383
3.250% due 11/01/2042	2,720	2,670
3.532% due 06/01/2043 •	106	107
3.750% due 01/01/2029	4,695	5,001
3.787% due 06/01/2035 •	765	796
3.840% due 01/01/2031	7,484	8,002
3.990% due 01/01/2029	2,275	2,464
4.000% due 09/01/2048	97	100
4.152% due 04/01/2035 •	376	395
4.175% due 06/01/2035 •	789	821
4.214% due 10/01/2035 •	113	117
4.269% due 09/01/2035 •	22	23
4.279% due 12/01/2034 •	291	300
4.393% due 05/25/2035	402	423
4.413% due 08/01/2035 •	44	46
4.666% due 12/01/2033 •	22	22
4.722% due 11/01/2034 •	614	650
4.780% due 11/01/2035 •	11	11
5.000% due 08/25/2033	54	58
5.500% due 04/25/2033 - 09/25/2035	4,730	5,588
5.900% due 07/25/2042	9	10
6.000% due 07/25/2031 - 03/25/2036	891	1,120
6.080% due 09/01/2028	1,800	2,319
6.500% due 05/25/2032 Ø	1	1

Fannie Mae, TBA
3.000% due 05/01/2049	36,000	35,813
3.500% due 05/01/2049	34,400	34,854
4.000% due 04/01/2049 - 05/01/2049	110,000	113,107
5.500% due 04/01/2049	10,100	10,784

Federal Farm Credit Bank
5.125% due 07/09/2029	500	602
5.750% due 12/07/2028	20	25

Freddie Mac
0.000% due 03/15/2031 (c)	11,600	8,090

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.884% due 01/15/2033 •	$3	$4
2.984% due 09/15/2030 •	2	2
3.364% due 02/25/2045 •	7	7
3.597% due 10/25/2044 •	30	30
3.950% due 12/25/2029	13,499	14,339
4.000% due 06/15/2041	14,785	15,503
4.040% due 04/01/2035 •	42	43
4.374% due 06/01/2035 •	10	10
4.405% due 10/01/2035 •	26	27
5.000% due 03/01/2038 - 12/01/2038	746	807
5.500% due 02/15/2024	74	76
6.000% due 06/15/2035 - 10/01/2037	487	594
6.500% due 10/25/2043	67	78

Ginnie Mae
3.625% due 05/20/2030 •	55	57

Israel Government AID Bond
0.000% due 08/15/2024 - 11/01/2024	9,298	8,052

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (c)	236,167	173,155

Resolution Funding Corp. STRIPS
0.000% due 07/15/2026 - 07/15/2029 (c)	30,294	23,765

Small Business Administration
5.290% due 12/01/2027	259	269
5.510% due 11/01/2027	64	68

Total U.S. Government Agencies (Cost $472,574)		504,229

U.S. TREASURY OBLIGATIONS 24.2%

U.S. Treasury Bonds
3.000% due 05/15/2042	29,200	30,451
3.000% due 08/15/2048 (h)	7,990	8,292
3.125% due 11/15/2041 (h)	41,470	44,221
3.125% due 08/15/2044	4,300	4,569
3.375% due 11/15/2048 (h)	20,255	22,599
4.250% due 11/15/2040 (h)	3,100	3,892
4.375% due 05/15/2040	830	1,058
4.375% due 05/15/2041 (h)	15,200	19,429
4.500% due 08/15/2039	2,000	2,588
4.750% due 02/15/2037 (h)	3,200	4,206
4.750% due 02/15/2041 (h)	2,480	3,325
6.250% due 05/15/2030	6,240	8,554

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022 (h)(j)	7,866	7,787
0.375% due 01/15/2027 (h)(j)	7,533	7,472
0.375% due 07/15/2027 (j)	4,589	4,558
0.500% due 01/15/2028 (h)(j)	19,306	19,278
0.625% due 01/15/2026 (h)(j)	5,265	5,328
0.750% due 07/15/2028 (h)(j)	54,347	55,610
0.875% due 02/15/2047 (h)	9,593	9,516
1.000% due 02/15/2048 (h)(j)(l)	13,769	14,096
1.750% due 01/15/2028 (j)	9,227	10,200
2.500% due 01/15/2029 (h)(j)	26,201	31,082

U.S. Treasury Notes
1.125% due 02/28/2021 (h)	139,200	136,188
1.125% due 07/31/2021 (h)	111,439	108,607
1.375% due 05/31/2021 (h)	113,900	111,789
2.625% due 02/15/2029 (h)	22,980	23,430
2.750% due 06/30/2025 (h)	44,500	45,676
2.875% due 08/15/2028 (h)	1,100	1,144
3.125% due 11/15/2028 (h)	5,600	5,947

U.S. Treasury STRIPS (c)
0.000% due 05/15/2034 (j)	71,900	48,155
0.000% due 08/15/2034	32,970	21,913
0.000% due 05/15/2035 (j)	32,500	21,079
0.000% due 11/15/2036	37,600	23,328
0.000% due 08/15/2037 (j)	8,900	5,407
0.000% due 08/15/2040 (j)	5,930	3,329
0.000% due 05/15/2044	15,400	7,587
0.000% due 08/15/2044	6,800	3,329

Total U.S. Treasury Obligations (Cost $866,107)		885,019

80	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	$6,000	$6,569

American Home Mortgage Assets Trust
3.317% due 11/25/2046 •	1,865	953

American Home Mortgage Investment Trust
4.685% due 02/25/2045 •	10	11

AREIT Trust
3.334% due 02/14/2035 •	1,895	1,891

BAMLL Commercial Mortgage Securities Trust
3.700% due 03/15/2034 •(a)	2,400	2,400
4.185% due 08/15/2046 ~	13,300	14,230

Banc of America Funding Trust
4.633% due 05/25/2035 ~	11	12
4.660% due 01/20/2047 ^~	43	41
4.668% due 02/20/2036 ~	386	383

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,676
4.957% due 08/10/2035 ~	8,700	9,153

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	47	46
4.231% due 11/25/2034 ~	27	26
4.265% due 05/25/2047 ^~	1,208	1,128
4.683% due 02/25/2034 ~	11	11
4.730% due 10/25/2035 •	77	78
5.125% due 05/25/2034 ~	1	1

Bear Stearns ALT-A Trust
3.960% due 11/25/2036 ^~	151	126
4.095% due 11/25/2036 ~	220	203
4.262% due 09/25/2035 ^~	4,148	3,436

BWAY Mortgage Trust
3.454% due 03/10/2033	7,280	7,436

Chase Mortgage Finance Trust
4.100% due 03/25/2037 ^~	414	410
5.500% due 11/25/2035	3,497	3,408

Citigroup Mortgage Loan Trust
2.556% due 01/25/2037 •	47	43
3.286% due 08/25/2035 ^•	238	223
4.820% due 10/25/2035 •	42	43

Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •	72	73
4.680% due 09/25/2035 •	108	110

Civic Mortgage LLC
3.892% due 06/25/2022 Ø	558	557

Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	4,280
3.815% due 04/10/2033 ~	7,300	7,374

Core Industrial Trust
3.494% due 02/10/2037	4,250	4,290

Countrywide Alternative Loan Trust
2.676% due 09/25/2046 ^•	1,190	1,104
2.683% due 12/20/2046 ^•	917	818
2.698% due 03/20/2046 •	225	206
2.766% due 02/25/2037 •	94	86
5.500% due 03/25/2036 ^	98	72
6.250% due 08/25/2037 ^	154	128

Countrywide Home Loan Mortgage Pass-Through Trust
2.946% due 05/25/2035 •	93	86
3.126% due 03/25/2035 •	262	234
3.923% due 08/25/2034 ^~	27	26
4.119% due 08/25/2034 ^~	49	49
4.263% due 02/20/2035 ~	19	19
4.267% due 11/20/2034 ~	16	16
4.272% due 11/25/2034 ~	101	101
4.329% due 04/20/2035 ~	11	11
4.592% due 02/20/2036 ^•	85	74
4.667% due 02/20/2036 ^•	158	145
5.250% due 05/25/2035	171	147

Countrywide Home Loan Reperforming REMIC Trust
2.906% due 07/25/2036 •	4,050	3,902

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~	17	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
2.660% due 11/27/2036 •	$9,229	$9,220

DBUBS Mortgage Trust
3.842% due 07/12/2044 •	2,172	2,185

DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	4	4

Downey Savings & Loan Association Mortgage Loan Trust
2.742% due 08/19/2045 •	120	115

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~	18	15
4.696% due 12/25/2034 ~	4	4

GS Mortgage Securities Trust
2.777% due 10/10/2049	2,720	2,712
3.602% due 10/10/2049 ~	5,225	5,132

GSMPS Mortgage Loan Trust
2.836% due 01/25/2036 •	622	548

GSR Mortgage Loan Trust
4.466% due 11/25/2035 ~	9	9
4.521% due 09/25/2035 ~	51	52

HarborView Mortgage Loan Trust
2.662% due 07/19/2046 ^•	2,023	1,558
2.672% due 01/19/2038 •	611	586
2.722% due 03/19/2036 ^•	205	191
4.623% due 07/19/2035 ^~	69	63

IndyMac Mortgage Loan Trust
2.686% due 06/25/2046 •	739	639
3.740% due 04/25/2037 ^~	238	208
3.862% due 04/25/2037 ~	154	144
4.276% due 12/25/2034 ~	17	17

JPMorgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	3,600	3,661

JPMorgan Mortgage Trust
4.570% due 02/25/2035 ~	7	7
4.687% due 07/25/2035 ~	2,471	2,564

MASTR Adjustable Rate Mortgages Trust
2.696% due 04/25/2046 •	710	646
4.467% due 11/21/2034 ~	106	109

MASTR Alternative Loan Trust
5.500% due 01/25/2025	50	50

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.184% due 11/15/2031 •	46	46

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •	65	63

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •	275	265
2.736% due 11/25/2035 •	2	2
4.398% due 05/25/2033 ~	11	11
4.513% due 07/25/2034 ~	126	128
4.528% due 05/25/2033 ~	21	21
4.538% due 02/25/2034 ~	12	12

Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	3,100	3,078

Morgan Stanley Capital Trust
4.418% due 07/11/2040	3,500	3,781

Motel 6 Trust
3.404% due 08/15/2034 •	11,366	11,332

Prime Mortgage Trust
2.886% due 02/25/2034 •	3	3

Residential Accredit Loans, Inc. Trust
2.696% due 04/25/2046 •	222	105
6.000% due 06/25/2036 ^	62	56

Residential Asset Securitization Trust
2.886% due 01/25/2046 ^•	237	114

SFAVE Commercial Mortgage Securities Trust
3.872% due 01/05/2043 ~	13,400	13,526

Structured Adjustable Rate Mortgage Loan Trust
2.706% due 05/25/2037 •	202	202
3.797% due 01/25/2035 ^•	75	72
4.291% due 08/25/2035 ~	26	26
4.392% due 12/25/2034 ~	128	127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
2.696% due 04/25/2036 •		$1,063	$999
2.706% due 05/25/2036 •		250	229
2.732% due 07/19/2035 •		41	40
2.766% due 02/25/2036 ^•		497	471
2.796% due 12/25/2035 ^•		8	8
3.142% due 10/19/2034 •		25	24

Structured Asset Securities Corp.
4.401% due 12/25/2033 ~		19	19

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(a)	GBP	24,300	31,657

WaMu Mortgage Pass-Through Certificates Trust
2.556% due 05/25/2046 •		$42	40
2.625% due 09/25/2046 •		22	22
2.625% due 10/25/2046 •		6	6
2.625% due 11/25/2046 •		73	72
2.756% due 12/25/2045 •		70	69
2.776% due 10/25/2045 •		978	963
2.796% due 01/25/2045 •		51	51
2.856% due 05/25/2034 •		573	523
3.097% due 02/25/2047 ^•		639	606
3.097% due 03/25/2047 ^•		373	349
3.127% due 01/25/2047 •		2	2
3.157% due 04/25/2047 •		1,471	1,458
3.397% due 08/25/2046 •		1,879	1,770
3.703% due 12/25/2036 ^~		333	316
3.797% due 08/25/2042 •		2	2
3.992% due 02/25/2037 ^~		396	389
4.809% due 03/25/2034 ~		154	158

Washington Mutual Mortgage Pass-Through Certificates Trust
3.367% due 05/25/2046 ^•		571	486

Wells Fargo Mortgage-Backed Securities Trust
4.618% due 09/25/2034 ~		47	49
4.954% due 03/25/2036 ~		428	436
4.988% due 01/25/2035 ~		10	10

Worldwide Plaza Trust
3.526% due 11/10/2036		3,300	3,360

Total Non-Agency Mortgage-Backed Securities (Cost $180,100)			186,855

ASSET-BACKED SECURITIES 1.7%

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		379	384

Bayview Koitere Fund Trust
3.623% due 03/28/2033 Ø		334	335

Bayview Opportunity Master Fund Trust
3.721% due 02/28/2033 Ø		498	497

Bear Stearns Asset-Backed Securities Trust
4.332% due 07/25/2036 ~		73	73
4.764% due 10/25/2036 ~		29	29

Citigroup Mortgage Loan Trust
2.546% due 07/25/2045 •		10	8

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		1,817	1,828

Credit-Based Asset Servicing & Securitization LLC
2.606% due 07/25/2037 •		25	17
3.386% due 07/25/2035 •		66	65
4.145% due 04/25/2037 Ø		594	596

Credit-Based Asset Servicing & Securitization Trust
2.556% due 01/25/2037 ^•		32	13

Crown Point CLO Ltd.
3.713% due 07/17/2028		3,100	3,075

Dryden Senior Loan Fund
3.687% due 10/15/2027 •		3,400	3,382

ECMC Group Student Loan Trust
3.240% due 02/27/2068		1,873	1,856

Equity One Mortgage Pass-Through Trust
5.699% due 07/25/2034 Ø		853	862

First NLC Trust
2.556% due 08/25/2037 •		20	12

Gallatin CLO Ltd.
3.811% due 01/21/2028 •		5,700	5,678

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	81

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	4,238	$3,358

GE-WMC Mortgage Securities Trust
2.526% due 08/25/2036 •		1	1

GSAMP Trust
2.556% due 12/25/2036 •		7	4

Horizon Aircraft Finance Ltd.
4.458% due 12/15/2038		2,550	2,602

Lehman ABS Mortgage Loan Trust
2.576% due 06/25/2037 •		18	13

Long Beach Mortgage Loan Trust
3.046% due 10/25/2034 •		5	4

M360 Advisors LLC
4.395% due 07/24/2028		800	799

MASTR Specialized Loan Trust
2.746% due 02/25/2036 •		5,612	5,552

MESA Trust
3.286% due 12/25/2031 •		27	27

Navient Student Loan Trust
3.636% due 03/25/2066 •		2,617	2,644

Nelnet Student Loan Trust
4.301% due 11/25/2024 •		328	330

New Century Home Equity Loan Trust
3.226% due 08/25/2034 •		17	16
3.566% due 01/25/2034 •		245	244
4.683% due 08/25/2035 Ø		146	149

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024		1,700	1,719

Palmer Square CLO Ltd.
3.534% due 08/15/2026 •		3,473	3,451

Securitized Asset-Backed Receivables LLC Trust
2.616% due 05/25/2037 ^•		53	41

SLM Student Loan Trust
3.371% due 10/25/2029 •		2,000	2,000
4.271% due 04/25/2023 •		4,905	4,965

SoFi Consumer Loan Program Trust
2.930% due 04/26/2027		1,789	1,787

Soundview Home Loan Trust
2.566% due 06/25/2037 •		12	9

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		4,789	4,783

Wells Fargo Home Equity Asset-Backed Securities Trust
2.756% due 07/25/2036 •		3,400	3,363

Zais CLO Ltd.
3.937% due 04/15/2028 •		5,200	5,173

Total Asset-Backed Securities (Cost $60,786)			61,744

SOVEREIGN ISSUES 2.2%

Argentina Government International Bond
5.875% due 01/11/2028		4,800	3,697
6.875% due 01/11/2048		4,400	3,251

Colombia Government International Bond
7.375% due 09/18/2037		720	944

Indonesia Government International Bond
4.750% due 07/18/2047		6,800	6,976

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
3.250% due 01/17/2028	CAD	3,800	$3,856

Korea Expressway Corp.
3.625% due 10/22/2021		1,700	1,735

Mexico Government International Bond
4.600% due 01/23/2046		3,335	3,223
5.750% due 10/12/2110		10,400	10,683
6.050% due 01/11/2040		4,785	5,467

Peru Government International Bond
8.200% due 08/12/2026	PEN	25,400	9,196

Perusahaan Penerbit SBSN Indonesia
4.450% due 02/20/2029		$5,500	5,665

Qatar Government International Bond
3.875% due 04/23/2023		4,500	4,637

Saudi Government International Bond
4.000% due 04/17/2025		600	616

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	17,600	1,117

Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	15,849

Uruguay Government International Bond
4.975% due 04/20/2055		$4,500	4,703

Total Sovereign Issues (Cost $81,282)			81,615

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

American International Group, Inc.		3,712	160

Total Common Stocks (Cost $108)			160

CONVERTIBLE PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Wells Fargo & Co.
7.500%		15,300	19,773

Total Convertible Preferred Securities (Cost $15,982)			19,773

PREFERRED SECURITIES 0.2%

INDUSTRIALS 0.0%

Entergy Louisiana LLC
4.700% due 06/01/2063		20,000	493

UTILITIES 0.2%

Entergy Texas, Inc.
5.625% due 06/01/2064		156,000	4,196

SCE Trust
5.750% (US0003M + 2.990%) due 03/15/2024 ~(e)		43,000	1,028

			5,224

Total Preferred Securities (Cost $5,375)			5,717

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

CERTIFICATES OF DEPOSIT 0.5%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~	$10,200	$10,218

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~	6,600	6,603

		16,821

REPURCHASE AGREEMENTS (g) 0.0%
		984

Total Short-Term Instruments (Cost $17,784)		17,805

Total Investments in Securities (Cost $4,168,744)		4,314,370

	SHARES
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%

PIMCO Short Asset Portfolio	11,010,324	109,542

PIMCO Short-Term Floating NAV Portfolio III	1,378,857	13,635

Total Short-Term Instruments (Cost $123,938)		123,177

Total Investments in Affiliates (Cost $123,938)		123,177

Total Investments 121.1% (Cost $4,292,682)		$4,437,547

Financial Derivative Instruments (i)(k) 0.0% (Cost or Premiums, net $942)		124

Other Assets and Liabilities, net (21.1)%		(773,370)

Net Assets 100.0%		$3,664,301

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.

82	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$984	U.S. Treasury Notes 1.125% due 06/30/2021	$(1,009)	$984	$984

Total Repurchase Agreements						$(1,009)	$984	$984

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.630%	02/08/2019	04/08/2019	$(20,787)	$(20,866)
BSN	2.630	02/11/2019	04/11/2019	(14,559)	(14,611)
	2.630	02/15/2019	04/15/2019	(28,948)	(29,043)
CIB	2.700	03/07/2019	04/08/2019	(21,920)	(21,961)
	2.700	03/25/2019	04/09/2019	(201,995)	(202,101)
	2.700	03/26/2019	04/10/2019	(1,112)	(1,113)
	2.700	03/28/2019	04/08/2019	(3,532)	(3,533)
RCY	2.700	02/21/2019	04/04/2019	(25,272)	(25,346)
	2.700	03/26/2019	04/04/2019	(144,548)	(144,612)
SCX	2.660	01/14/2019	04/11/2019	(9,970)	(10,026)
	2.670	02/06/2019	04/08/2019	(271)	(273)
SGY	2.330	03/25/2019	04/25/2019	(20,315)	(20,324)
	2.450	03/20/2019	04/22/2019	(3,001)	(3,004)

Total Reverse Repurchase Agreements					$(496,813)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.630%	01/17/2019	04/17/2019	$(1,113)	$(1,120)
	2.640	01/23/2019	04/23/2019	(57,235)	(57,520)

Total Sale-Buyback Transactions					$(58,640)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Fannie Mae, TBA	4.500%	05/01/2049	$2,600	$(2,711)	$(2,707)
Fannie Mae, TBA	6.000	04/01/2049	3,400	(3,654)	(3,668)
Fannie Mae, TBA	6.000	05/01/2049	1,600	(1,720)	(1,724)

Total Short Sales (0.2)%				$(8,085)	$(8,099)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	83

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(20,866)	$0	$(20,866)	$20,841	$(25)
BSN	0	(43,654)	0	(43,654)	43,821	167
CIB	0	(228,708)	0	(228,708)	227,678	(1,030)
FICC	984	0	0	984	(1,009)	(25)
RCY	0	(169,958)	0	(169,958)	169,195	(763)
SCX	0	(10,299)	0	(10,299)	10,474	175
SGY	0	(23,328)	0	(23,328)	23,431	103

Master Securities Forward Transaction Agreement
UBS	0	0	(58,640)	(58,640)	58,328	(312)

Total Borrowings and Other Financing Transactions	$984	$(496,813)	$(58,640)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(496,813)	$0	$0	$(496,813)

Total	$0	$(496,813)	$0	$0	$(496,813)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(58,640)	0	0	(58,640)

Total	$0	$(58,640)	$0	$0	$(58,640)

Total Borrowings	$0	$(555,453)	$0	$0	$(555,453)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(555,453)

(h)	Securities with an aggregate market value of $559,442 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(688,882) at a weighted average interest rate of 2.108%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(94) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$112.500	05/24/2019	2,004	$2,004	$17	$2
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.000	05/24/2019	560	560	5	1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.500	05/24/2019	16	16	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	156.500	05/24/2019	1,790	1,790	15	2
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	165.000	05/24/2019	1,216	1,216	11	1
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	170.000	05/24/2019	828	828	7	1
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	156.500	04/26/2019	1,723	1,723	14	2
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.500	05/24/2019	50	100	0	1
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.750	05/24/2019	1,551	3,102	13	2
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	109.250	05/24/2019	8	16	0	0
Put - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	118.000	05/24/2019	35	35	0	0
Put - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	122.000	05/24/2019	239	239	2	0

84	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	$122.500	05/24/2019	2,998	$2,998	$26	$49
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.000	05/24/2019	248	248	2	2
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.250	05/24/2019	190	190	2	1
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.500	05/24/2019	1,853	1,853	16	15
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.750	05/24/2019	329	329	3	2
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	124.000	05/24/2019	2,108	2,108	19	17
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	120.000	05/24/2019	688	688	6	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	122.000	05/24/2019	200	200	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	125.000	05/24/2019	876	876	8	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	126.000	05/24/2019	494	494	4	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	127.000	05/24/2019	750	750	6	1

Total Purchased Options					$178	$101

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$123.500	04/26/2019	682	$682	$(127)	$(149)
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	125.500	04/26/2019	682	682	(158)	(107)

Total Written Options					$(285)	$(256)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2019	2,305	$561,584	$2,512	$0	$(86)
U.S. Treasury 10-Year Note June Futures	06/2019	1,929	239,618	3,420	0	(543)
U.S. Treasury 30-Year Bond June Futures	06/2019	274	41,006	1,143	0	(103)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	12,193	2,048,424	64,857	0	(4,572)

				$71,932	$0	$(5,304)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2020	2,305	$(563,428)	$(5,130)	$490	$0
90-Day Eurodollar September Futures	09/2019	2,801	(683,024)	2,409	175	0
U.S. Treasury 2-Year Note June Futures	06/2019	1,609	(342,868)	(1,297)	352	0
U.S. Treasury 5-Year Note June Futures	06/2019	6,557	(759,485)	(4,560)	1,486	0
U.S. Treasury 10-Year Note June Futures	06/2019	9,583	(1,272,443)	(13,460)	2,695	0
United Kingdom Long Gilt June Futures	06/2019	549	(92,505)	(1,459)	43	(64)

				$(23,497)	$5,241	$(64)

Total Futures Contracts				$48,435	$5,241	$(5,368)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Koninklijke KPN N.V.	(1.000)%	Quarterly	12/20/2023	1.166%	EUR	1,400	$5	$7	$12	$0	$(2)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2023	2.220%	$	200	$26	$(2)	$24	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	85

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021	$		130,600	$(2,918)	$524	$(2,394)	$0	$(77)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022			171,000	(3,621)	378	(3,243)	0	(105)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023			60,000	(185)	(998)	(1,183)	0	(72)
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023		EUR	23,900	(627)	55	(572)	0	(43)

							$(7,351)	$(41)	$(7,392)	$0	$(297)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.545%	Annual	12/20/2047		$9,400	$24	$(499)	$(475)	$66	$0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	04/27/2019		593,500	461	(2,653)	(2,192)	65	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		1,700	(4)	3	(1)	0	0
Pay(6)	3-Month USD-LIBOR	2.600	Semi-Annual	03/16/2021		1,713,500	(739)	6,732	5,993	0	(1,153)
Receive(6)	3-Month USD-LIBOR	2.643	Semi-Annual	03/16/2022		1,713,500	875	(8,822)	(7,947)	820	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		398,100	(438)	(5,742)	(6,180)	391	0
Pay	3-Month USD-LIBOR	2.740	Semi-Annual	12/05/2023		106,700	(507)	3,370	2,863	0	(224)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		17,200	257	(155)	102	46	0
Pay	3-Month USD-LIBOR	2.910	Semi-Annual	09/04/2028		9,400	0	399	399	0	(24)
Pay	3-Month USD-LIBOR	3.220	Semi-Annual	11/15/2028		24,800	(68)	2,008	1,940	0	(64)
Receive(6)	3-Month USD-LIBOR	3.250	Semi-Annual	12/20/2037		63,600	(323)	(1,785)	(2,108)	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		29,200	407	81	488	76	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047		136,100	5,439	1,096	6,535	373	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		5,200	352	(535)	(183)	16	0
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	09/20/2048		2,800	32	7	39	9	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		800	48	(120)	(72)	3	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	196,000	411	1,057	1,468	8	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		196,000	(1)	(406)	(407)	0	(20)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		17,900	287	(1,112)	(825)	140	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038	JPY	1,913,700	(58)	(1,198)	(1,256)	0	(131)
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	29,700	0	(27)	(27)	0	(5)
Pay	CPURNSA	2.137	Maturity	01/15/2029		$22,700	(38)	230	192	0	(79)

							$6,417	$(8,071)	$(1,654)	$2,015	$(1,700)

Total Swap Agreements							$(903)	$(8,107)	$(9,010)	$2,015	$(1,999)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$101	$5,241	$2,015	$7,357	$(256)	$(5,368)	$(1,999)	$(7,623)

(j)

Securities with an aggregate market value of $49,968 and cash of $4,845 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

86	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019		$12,382	EUR	11,002	$0	$(41)
	05/2019	EUR	11,002		$12,415	41	0
	05/2019	ZAR	17,284		1,279	86	0

BPS	04/2019	PEN	30,772		9,228	0	(43)
	04/2019		$9,269	PEN	30,772	3	0
	06/2019		3,248	INR	234,437	95	0
	08/2019	PEN	30,772		$9,223	0	(5)

BRC	05/2019	JPY	91,900		837	5	0

CBK	05/2019	GBP	2,856		3,762	34	0

GLM	04/2019	CAD	3,776		2,877	51	0
	06/2019		$11,924	RUB	795,822	82	0
	08/2019	MXN	42,330		$2,154	19	0

HUS	05/2019	AUD	2,254		1,602	0	0
	05/2019		$14,049	SEK	129,240	0	(103)

JPM	04/2019	EUR	11,002		$12,558	217	0
	05/2019	JPY	58,100		529	3	0
	08/2019		$2,150	MXN	42,330	0	(15)

SCX	06/2019	TWD	456,363		$14,857	25	0
	06/2019		$3,437	IDR	49,052,860	0	(35)

TOR	06/2019		3,099	COP	9,687,975	0	(72)

UAG	05/2019		17,388	GBP	13,424	133	0

Total Forward Foreign Currency Contracts						$794	$(314)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400%	05/16/2019	164,200	$2,093	$0

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	05/09/2019	15,700	293	0

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	07/31/2019	16,900	312	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.580	11/07/2019	75,300	1,596	44

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020	174,800	526	1,381
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.540	09/27/2019	80,000	1,750	26

							$6,570	$1,452

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
SAL	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	$70.000	05/06/2019	107,000	$4	$0

Total Purchased Options					$6,574	$1,452

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	87

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950%	06/19/2019	46,100	$(46)	$(27)

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	83,100	(71)	(49)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	5,500	(5)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	34,000	(58)	(1)

						$(180)	$(79)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	39,200	$(353)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560%	11/07/2019	308,600	$(1,593)	$(11)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.570	09/27/2019	336,000	(1,700)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020	35,100	(412)	(857)

							$(3,705)	$(871)

Total Written Options							$(4,238)	$(950)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	12/20/2021	1.142%	$200	$(18)	$17	$0	$(1)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850	1,700	79	(236)	0	(157)
	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.142	400	(34)	33	0	(1)

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850	1,800	64	(230)	0	(166)

DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850	3,100	177	(464)	0	(287)
	Telstra Corp. Ltd.	1.000	Quarterly	06/20/2021	0.221	2,300	32	8	40	0

GST	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949	6,800	(195)	206	11	0

JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.142	500	(42)	40	0	(2)

UAG	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.142	8,630	(447)	418	0	(29)

Total Swap Agreements							$(384)	$(208)	$51	$(643)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$127	$0	$0	$127	$(41)	$(27)	$(1)	$(69)	$58	$(110)	$(52)
BPS	98	0	0	98	(48)	(49)	0	(97)	1	0	1
BRC	5	0	0	5	0	0	(158)	(158)	(153)	0	(153)
CBK	34	0	0	34	0	0	(166)	(166)	(132)	26	(106)
DUB	0	0	40	40	0	0	(287)	(287)	(247)	158	(89)
GLM	152	0	0	152	0	0	0	0	152	(350)	(198)
GST	0	0	11	11	0	(3)	0	(3)	8	0	8

88	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
HUS	$0	$0	$0	$0	$(103)	$0	$0	$(103)	$(103)	$0	$(103)
JPM	220	45	0	265	(15)	(11)	(2)	(28)	237	(290)	(53)
MYC	0	1,407	0	1,407	0	(860)	0	(860)	547	(1,552)	(1,005)
SCX	25	0	0	25	(35)	0	0	(35)	(10)	0	(10)
TOR	0	0	0	0	(72)	0	0	(72)	(72)	0	(72)
UAG	133	0	0	133	0	0	(29)	(29)	104	(240)	(136)

Total Over the Counter	$794	$1,452	$51	$2,297	$(314)	$(950)	$(643)	$(1,907)

(l)

Securities with an aggregate market value of $315 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$101	$101
Futures	0	0	0	0	5,241	5,241
Swap Agreements	0	0	0	0	2,015	2,015

	$0	$0	$0	$0	$7,357	$7,357

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$794	$0	$794
Purchased Options	0	0	0	0	1,452	1,452
Swap Agreements	0	51	0	0	0	51

	$0	$51	$0	$794	$1,452	$2,297

	$0	$51	$0	$794	$8,809	$9,654

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$256	$256
Futures	0	0	0	0	5,368	5,368
Swap Agreements	0	299	0	0	1,700	1,999

	$0	$299	$0	$0	$7,324	$7,623

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	89

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$314	$0	$314
Written Options	0	79	0	0	871	950
Swap Agreements	0	643	0	0	0	643

	$0	$722	$0	$314	$871	$1,907

	$0	$1,021	$0	$314	$8,195	$9,530

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(269)	$(269)
Written Options	0	0	0	0	1,584	1,584
Futures	0	0	0	0	26,741	26,741
Swap Agreements	0	(3,453)	0	0	(3,229)	(6,682)

	$0	$(3,453)	$0	$0	$24,827	$21,374

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,980	$0	$1,980
Purchased Options	0	0	0	0	11,000	11,000
Written Options	0	371	0	0	(23,970)	(23,599)
Swap Agreements	0	581	0	0	0	581

	$0	$952	$0	$1,980	$(12,970)	$(10,038)

	$0	$(2,501)	$0	$1,980	$11,857	$11,336

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(27)	$(27)
Written Options	0	0	0	0	50	50
Futures	0	0	0	0	48,256	48,256
Swap Agreements	0	(815)	0	0	(15,441)	(16,256)

	$0	$(815)	$0	$0	$32,838	$32,023

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$320	$0	$320
Purchased Options	0	0	0	0	(9,726)	(9,726)
Written Options	0	92	0	0	19,201	19,293
Swap Agreements	0	(935)	0	0	0	(935)

	$0	$(843)	$0	$320	$9,475	$8,952

	$0	$(1,658)	$0	$320	$42,313	$40,975

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$1,092	$1,092
Corporate Bonds & Notes
Banking & Finance	0	983,582	0	983,582
Industrials	4,994	954,728	0	959,722
Utilities	0	473,251	0	473,251
Municipal Bonds & Notes
California	0	33,109	0	33,109
Colorado	0	1,421	0	1,421
Delaware	0	543	0	543
Florida	0	3,605	0	3,605
Georgia	0	22,577	0	22,577
Illinois	0	14,502	0	14,502
Kansas	0	3,004	0	3,004

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Mississippi	$0	$4,106	$0	$4,106
New Mexico	0	1,044	0	1,044
New York	0	15,701	0	15,701
Ohio	0	6,926	0	6,926
Pennsylvania	0	633	0	633
Texas	0	19,050	0	19,050
West Virginia	0	7,585	0	7,585
U.S. Government Agencies	0	504,229	0	504,229
U.S. Treasury Obligations	0	885,019	0	885,019
Non-Agency Mortgage-Backed Securities	2,400	184,455	0	186,855
Asset-Backed Securities	0	58,002	3,742	61,744
Sovereign Issues	0	81,615	0	81,615
Common Stocks
Financials	160	0	0	160

90	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Convertible Preferred Securities
Banking & Finance	$19,773	$0	$0	$19,773
Preferred Securities
Industrials	493	0	0	493
Utilities	5,224	0	0	5,224
Short-Term Instruments
Certificates of Deposit	0	16,821	0	16,821
Repurchase Agreements	0	984	0	984

	$33,044	$4,276,492	$4,834	$4,314,370

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$123,177	$0	$0	$123,177

Total Investments	$156,221	$4,276,492	$4,834	$4,437,547

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(8,099)	$0	$(8,099)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$5,241	$2,116	$0	$7,357
Over the counter	0	2,297	0	2,297

	$5,241	$4,413	$0	$9,654

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,368)	(2,255)	0	(7,623)
Over the counter	0	(1,907)	0	(1,907)

	$(5,368)	$(4,162)	$0	$(9,530)

Total Financial Derivative Instruments	$(127)	$251	$0	$124

Totals	$156,094	$4,268,644	$4,834	$4,429,572

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	91

Schedule of Investments PIMCO Long-Term U.S. Government Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 161.3%

CORPORATE BONDS & NOTES 2.1%

BANKING & FINANCE 0.8%

Wells Fargo & Co.
3.974% (US0003M + 1.230%) due 10/31/2023 ~	$6,000	$6,099

INDUSTRIALS 1.1%

United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,705	1,639
3.100% due 04/07/2030	1,705	1,624

Vessel Management Services, Inc.
3.432% due 08/15/2036	4,805	4,816

		8,079

UTILITIES 0.2%

BellSouth LLC
4.333% due 04/26/2021	2,000	2,002

Total Corporate Bonds & Notes (Cost $16,217)		16,180

U.S. GOVERNMENT AGENCIES 34.2%

Fannie Mae
0.000% due 05/15/2030 (a)	13,282	9,556
2.500% due 11/01/2046	290	282
2.550% due 07/25/2037 •	160	158
2.682% due 03/18/2031 •	2	1
2.790% due 04/01/2030	2,118	2,068
2.936% due 10/25/2030 •	2	2
3.386% due 04/25/2032 •	19	19
3.500% due 06/25/2044	2,817	2,920
3.532% due 06/01/2043 - 03/01/2044 •	318	321
3.536% due 03/25/2022 •	9	9
3.894% due 04/01/2028 •	14	14
3.920% due 10/01/2024 •	20	20
4.000% due 09/25/2044 - 10/25/2044	14,380	15,136
4.151% due 11/01/2023 •	7	7
4.250% due 04/25/2037	534	564
4.327% due 07/01/2035 •	45	47
4.500% due 10/25/2023 - 06/25/2025	1,544	1,592
4.597% due 02/01/2028 •	3	3
4.609% due 11/01/2034 •	42	44
4.815% due 05/01/2025 •	3	3
5.109% due 12/01/2027 •	22	22
5.375% due 10/01/2024 •	1	1
5.625% due 04/17/2028	200	249
6.000% due 05/17/2027	186	199
6.500% due 02/01/2022 - 08/01/2037	826	914
6.750% due 06/25/2032	1,201	1,372
6.900% due 05/25/2023	23	24
7.000% due 12/25/2022 - 03/01/2038	1,058	1,136
7.800% due 10/25/2022	3	3
9.000% due 06/01/2027 - 11/01/2030	11	12

Fannie Mae, TBA
4.000% due 05/01/2049	21,000	21,586
4.500% due 05/01/2049	77,600	80,803
5.500% due 04/01/2049	3,400	3,630

Federal Farm Credit Bank
5.125% due 07/09/2029	675	812
5.750% due 12/07/2028	500	625

Federal Housing Administration
6.896% due 07/01/2020	48	48
7.430% due 10/01/2022 - 01/01/2024	13	13

Freddie Mac
2.884% due 01/15/2033 •	39	39
2.984% due 04/15/2029 - 12/15/2032 •	34	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.034% due 06/15/2031 •	$16	$16
3.484% due 09/15/2021 •	9	9
3.500% due 05/15/2042	5,490	5,543
3.597% due 10/25/2044 •	1,962	1,984
3.650% due 02/25/2028 ~	200	211
3.797% due 07/25/2044 •	509	512
3.800% due 10/25/2023 •	15	16
4.000% due 07/15/2042	4,455	4,733
4.000% due 12/15/2042 •	4,716	4,279
4.006% due 10/01/2026 •	12	12
4.075% due 09/01/2027 •	15	15
4.244% due 06/01/2022 •	1	1
4.500% due 02/15/2035 - 07/15/2035	2,430	2,546
4.646% due 01/01/2028 •	10	10
4.677% due 01/01/2028 •	17	18
4.875% due 05/01/2022 •	1	1
5.500% due 06/15/2035	7,450	8,954
6.000% due 05/15/2028 - 09/15/2029	32	34
6.250% due 09/15/2023	284	297
6.500% due 08/01/2022 - 10/25/2043	296	320
7.000% due 07/15/2022 - 01/15/2024	56	59

Ginnie Mae
3.375% (H15T1Y + 1.500%) due 03/20/2023 - 03/20/2026 ~	12	13
3.375% due 01/20/2027 - 01/20/2028 •	60	61
3.438% due 03/20/2031 •	92	92
3.500% (H15T1Y + 1.500%) due 03/20/2021 - 03/20/2025 ~	5	5
3.625% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2026 ~	56	56
3.625% due 04/20/2027 - 05/20/2032 •	175	178
3.750% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	52	52
4.000% due 08/20/2044 - 09/20/2044	29,515	31,021
4.125% (H15T1Y + 1.500%) due 12/20/2020 - 10/20/2026 ~	19	19
4.125% due 10/20/2026 - 11/20/2027 •	44	46
6.000% due 08/20/2033	1,578	1,743
6.500% due 08/20/2034 - 09/20/2034	11	13

Residual Funding Corp. STRIPS
0.000% due 07/15/2020 - 04/15/2030	47,244	34,538

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 - 04/15/2029	12,439	9,457

Small Business Administration
5.240% due 08/01/2023	314	325

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (a)	7,400	5,272

Total U.S. Government Agencies (Cost $244,743)		256,749

U.S. TREASURY OBLIGATIONS 113.8%

U.S. Treasury Bonds
2.500% due 02/15/2045	36,580	34,600
2.500% due 05/15/2046	17,200	16,209
2.750% due 08/15/2042	600	599
2.750% due 11/15/2042	24,500	24,438
2.875% due 05/15/2043 (d)	80,220	81,649
3.000% due 05/15/2042 (d)	78,570	81,935
3.000% due 11/15/2044	37,130	38,597
3.000% due 05/15/2045 (d)	91,200	94,843
3.000% due 11/15/2045	680	707
3.125% due 11/15/2041	7,400	7,891
3.125% due 02/15/2043 (d)	95,625	101,555
3.125% due 08/15/2044	27,490	29,211
3.375% due 05/15/2044 (d)	101,520	112,465
3.625% due 08/15/2043 (d)	50,200	57,815
3.625% due 02/15/2044 (d)	70,700	81,518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 08/15/2041	$5,310	$6,228
4.250% due 11/15/2040	1,300	1,632
4.375% due 05/15/2040	1,300	1,658

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2022	2,587	2,562
0.500% due 01/15/2028	13,286	13,267
0.625% due 01/15/2026	816	825
0.750% due 07/15/2028	6,417	6,566
0.750% due 02/15/2045	1,390	1,339
1.000% due 02/15/2048	4,593	4,702
1.375% due 02/15/2044	1,048	1,160
2.500% due 01/15/2029	9,976	11,835

U.S. Treasury Notes
1.750% due 04/30/2022 (f)	4,000	3,944
1.750% due 01/31/2023 (f)	2,250	2,211
2.000% due 10/31/2021 (f)	3,100	3,082
2.000% due 11/30/2022 (f)	14,700	14,587
2.125% due 02/29/2024 (f)	1,017	1,012
2.250% due 08/15/2027	9,000	8,923
2.750% due 06/30/2025	2,000	2,053

U.S. Treasury STRIPS (a)
0.000% due 05/15/2044	2,800	1,379
0.000% due 08/15/2044	800	392

Total U.S. Treasury Obligations (Cost $825,463)		853,389

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.2%

BAMLL Commercial Mortgage Securities Trust
4.185% due 08/15/2046 ~	9,800	10,485

Bear Stearns Adjustable Rate Mortgage Trust
4.440% due 02/25/2033 ~	6	5
4.683% due 02/25/2034 ~	118	120
4.738% due 04/25/2033 ~	21	21
4.886% due 01/25/2034 ~	50	52

Bear Stearns ALT-A Trust
4.262% due 09/25/2035 ^~	356	295

Bear Stearns Mortgage Securities, Inc.
4.388% due 06/25/2030 ~	1	1

BWAY Mortgage Trust
3.454% due 03/10/2033	3,400	3,473

Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	2,787
3.815% due 04/10/2033 ~	2,600	2,626

Countrywide Alternative Loan Trust
2.666% due 05/25/2047 •	465	453
2.696% due 05/25/2035 •	416	393

Countrywide Home Loan Mortgage Pass-Through Trust
3.066% due 04/25/2035 •	85	79
3.126% due 03/25/2035 •	595	541

Credit Suisse First Boston Mortgage Securities Corp.
5.750% due 04/22/2033	45	47
6.500% due 04/25/2033	1	2

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~	100	101

Credit Suisse Mortgage Capital Certificates
2.660% due 11/27/2036 •	3,479	3,476

Credit Suisse Mortgage Capital LLC
3.953% due 09/15/2037	10,000	10,334

DBWF Mortgage Trust
3.791% due 12/10/2036	7,300	7,602

HarborView Mortgage Loan Trust
2.722% due 03/19/2036 ^•	410	382
2.922% due 05/19/2035 •	336	327
4.623% due 07/19/2035 ^~	120	109

Impac CMB Trust
2.986% due 10/25/2035 •	1,725	1,674

JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	4,400	4,383
3.323% due 07/15/2034 •	3,100	3,093

JPMorgan Mortgage Trust
4.687% due 07/25/2035 ~	147	153

Morgan Stanley Capital Trust
4.418% due 07/11/2040	2,800	3,024

92	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Motel 6 Trust
3.404% due 08/15/2034 •	$5,052	$5,037

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.115% due 10/25/2035 ~	1,378	1,368

Residential Accredit Loans, Inc. Trust
2.786% due 08/25/2035 •	327	292
6.000% due 06/25/2036 ^	815	747

Sequoia Mortgage Trust
2.838% due 07/20/2033 •	211	205
3.182% due 10/19/2026 •	8	8
3.248% due 10/20/2027 •	4	3

Structured Adjustable Rate Mortgage Loan Trust
2.706% due 05/25/2037 •	906	906

Structured Asset Mortgage Investments Trust
2.706% due 05/25/2036 •	139	127
3.142% due 09/19/2032 •	7	7
3.322% due 10/19/2033 •	80	76

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 08/25/2046 •	294	288
2.746% due 11/25/2045 •	27	27
2.796% due 01/25/2045 •	406	407
3.142% due 12/25/2046 •	477	471
3.397% due 02/25/2046 •	749	749
3.797% due 06/25/2042 •	16	15
3.797% due 08/25/2042 •	13	13

Wells Fargo Mortgage-Backed Securities Trust
4.954% due 03/25/2036 ~	338	344

Worldwide Plaza Trust
3.526% due 11/10/2036	1,600	1,629

Total Non-Agency Mortgage-Backed Securities (Cost $68,438)		68,757

ASSET-BACKED SECURITIES 1.4%

Bear Stearns Asset-Backed Securities Trust
3.146% due 10/25/2032 •	35	35
3.486% due 11/25/2042 •	311	311

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group Home Equity Loan Trust
3.026% due 06/25/2033 •	$18	$18

Credit-Based Asset Servicing & Securitization Trust
2.546% due 11/25/2036 •	14	8

ECMC Group Student Loan Trust
3.240% due 02/27/2068	896	888

LA Arena Funding LLC
7.656% due 12/15/2026	15	16

Massachusetts Educational Financing Authority
3.721% due 04/25/2038 •	182	183

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	6,200	6,269

SLM Student Loan Trust
3.371% due 10/25/2029 •	900	900

Soundview Home Loan Trust
2.546% due 11/25/2036 •	162	69

Specialty Underwriting & Residential Finance Trust
3.286% due 10/25/2035 •	1,477	1,457

Washington Mutual Asset-Backed Certificates Trust
2.546% due 10/25/2036 •	98	47

Total Asset-Backed Securities (Cost $10,231)		10,201

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (c) 0.6%
		4,256

Total Short-Term Instruments (Cost $4,256)		4,256

Total Investments in Securities (Cost $1,169,348)		1,209,532

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.5%

SHORT-TERM INSTRUMENTS 6.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.5%

PIMCO Short Asset Portfolio	4,510,695	$44,877

PIMCO Short-Term Floating NAV Portfolio III	420,179	4,155

Total Short-Term Instruments (Cost $49,348)		49,032

Total Investments in Affiliates (Cost $49,348)		49,032

Total Investments 167.8% (Cost $1,218,696)		$1,258,564

Financial Derivative Instruments (e)(g) 0.2% (Cost or Premiums, net $2,223)		1,727

Other Assets and Liabilities, net (68.0)%		(510,197)

Net Assets 100.0%		$750,094

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,056	U.S. Treasury Bills 0.000% due 09/26/2019	$(1,082)	$1,056	$1,056
RDR	2.950	03/29/2019	04/01/2019	3,200	U.S. Treasury Notes 1.750% due 12/31/2020	(3,269)	3,200	3,201

Total Repurchase Agreements						$(4,351)	$4,256	$4,257

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	93

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.630%	02/08/2019	04/08/2019	$(1,015)	$(1,019)
	2.630	03/13/2019	04/08/2019	(22,495)	(22,526)
	2.650	02/04/2019	05/06/2019	(12,316)	(12,367)
	2.650	03/20/2019	05/06/2019	(28,790)	(28,816)
	2.660	02/28/2019	05/24/2019	(89,047)	(89,257)
	2.660	03/13/2019	04/08/2019	(5,447)	(5,455)
CIB	2.700	02/27/2019	04/10/2019	(59,612)	(59,759)
	2.700	03/07/2019	04/08/2019	(108,373)	(108,576)
	2.700	03/26/2019	04/10/2019	(2,801)	(2,803)
GRE	2.750	03/15/2019	04/15/2019	(5,316)	(5,323)
RCY	2.640	03/05/2019	06/05/2019	(48,688)	(48,784)
	2.700	02/21/2019	04/04/2019	(11,364)	(11,397)
	2.700	03/18/2019	04/04/2019	(4,055)	(4,059)
	2.700	03/19/2019	04/04/2019	(20,325)	(20,345)

Total Reverse Repurchase Agreements					$(420,486)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.3)%
Fannie Mae, TBA	3.000%	05/01/2049	$14,700	$(14,474)	$(14,624)
Fannie Mae, TBA	3.500	05/01/2049	3,100	(3,143)	(3,141)
Fannie Mae, TBA	4.500	05/01/2049	35,800	(37,323)	(37,277)

Total Short Sales (7.3)%				$(54,940)	$(55,042)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(159,440)	$0	$(159,440)	$158,634	$(806)
CIB	0	(171,138)	0	(171,138)	169,587	(1,551)
FICC	1,056	0	0	1,056	(1,082)	(26)
GRE	0	(5,323)	0	(5,323)	5,528	205
RCY	0	(84,585)	0	(84,585)	83,881	(704)
RDR	3,201	0	0	3,201	(3,269)	(68)

Total Borrowings and Other Financing Transactions	$4,257	$(420,486)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(241,262)	$(179,224)	$0	$(420,486)

Total Borrowings	$0	$(241,262)	$(179,224)	$0	$(420,486)

Payable for reverse repurchase agreements					$(420,486)

(d)	Securities with an aggregate market value of $435,582 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(250,204) at a weighted average interest rate of 2.209%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

94	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - U.S. Treasury 10-Year Note June 2019 Futures	141.500	05/24/2019	171	$171	$2	$2
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	140.000	05/24/2019	57	57	1	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	156.500	05/24/2019	290	290	2	0
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	156.500	04/26/2019	336	336	3	1
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.500	05/24/2019	530	1,060	5	9
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	185.000	05/24/2019	220	220	2	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	25	25	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.000	05/24/2019	162	162	1	1
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.500	05/24/2019	398	398	4	3
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.750	05/24/2019	157	157	1	1
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	124.000	05/24/2019	129	129	1	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	120.000	05/24/2019	29	29	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	126.000	05/24/2019	245	245	2	0

Total Purchased Options					$24	$18

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$123.500	04/26/2019	176	$176	$(33)	$(39)
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	125.500	04/26/2019	176	176	(41)	(27)

Total Written Options					$(74)	$(66)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	796	$	193,935	$866	$0	$(30)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	461		77,448	1,414	0	(138)

					$2,280	$0	$(168)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2020	796	$	(194,572)	$(1,770)	$169	$0
U.S. Treasury 2-Year Note June Futures	06/2019	623		(132,757)	(518)	136	0
U.S. Treasury 5-Year Note June Futures	06/2019	893		(103,435)	(747)	203	0
U.S. Treasury 10-Year Note June Futures	06/2019	1,521		(201,010)	(2,887)	428	0
U.S. Treasury 30-Year Bond June Futures	06/2019	347		(51,931)	(1,695)	130	0

					$(7,617)	$1,066	$0

Total Futures Contracts					$(5,337)	$1,066	$(168)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	95

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.545%	Annual	12/20/2047	$	4,500	$11	$(238)	$(227)	$32	$0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	04/27/2019		339,200	263	(1,516)	(1,253)	37	0
Pay(1)	3-Month USD-LIBOR	2.600	Semi-Annual	03/16/2021		835,200	(360)	3,281	2,921	0	(562)
Receive(1)	3-Month USD-LIBOR	2.643	Semi-Annual	03/16/2022		835,200	427	(4,301)	(3,874)	400	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		152,800	(168)	(2,204)	(2,372)	150	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		103,800	(2,149)	(1,369)	(3,518)	226	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,900	58	(35)	23	10	0
Pay	3-Month USD-LIBOR	2.910	Semi-Annual	09/04/2028		3,300	0	140	140	0	(8)
Pay	3-Month USD-LIBOR	3.210	Semi-Annual	11/15/2028		3,400	(10)	273	263	0	(9)
Pay	3-Month USD-LIBOR	3.220	Semi-Annual	11/15/2028		15,000	(41)	1,214	1,173	0	(39)
Receive(1)	3-Month USD-LIBOR	3.250	Semi-Annual	12/20/2037		31,000	(158)	(869)	(1,027)	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		2,200	149	(226)	(77)	7	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		24,300	2,374	(1,933)	441	72	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		12,000	764	(1,844)	(1,080)	40	0
Pay	CPURNSA	2.137	Maturity	01/15/2029		11,600	0	98	98	0	(41)

Total Swap Agreements							$1,160	$(9,529)	$(8,369)	$975	$(659)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$18	$1,066	$975	$2,059	$(66)	$(168)	$(659)	$(893)

(f)

Securities with an aggregate market value of $8,593 and cash of $1,465 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400%	05/16/2019	61,400	$783	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	11/07/2019	34,300	800	29

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	05/09/2019	6,700	125	0

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	07/31/2019	2,200	41	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.580	11/07/2019	3,200	68	2

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020	181,100	474	1,431
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	09/16/2019	10,600	231	1

							$2,522	$1,463

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
SAL	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	$	70.000	05/06/2019	21,000	$1	$0
	Call - OTC Fannie Mae, TBA 4.500% due 04/01/2049		125.000	04/03/2019	35,800	1	0

						$2	$0

Total Purchased Options						$2,524	$1,463

96	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	7,600	$(62)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,200	(146)	0

						$(208)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	11/07/2019	144,500	$(807)	$(6)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020	36,700	(396)	(896)

							$(1,203)	$(902)

Total Written Options							$(1,411)	$(902)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(1)
BOA	$0	$29	$0	$29	$0	$(6)	$0	$(6)	$23	$(70)	$(47)
DUB	0	0	0	0	0	0	0	0	0	(70)	(70)
JPM	0	2	0	2	0	0	0	0	2	0	2
MYC	0	1,432	0	1,432	0	(896)	0	(896)	536	(1,064)	(528)

Total Over the Counter	$0	$1,463	$0	$1,463	$0	$(902)	$0	$(902)

**	Notional Amount represents the number of contracts.
(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$18	$18
Futures	0	0	0	0	1,066	1,066
Swap Agreements	0	0	0	0	975	975

	$0	$0	$0	$0	$2,059	$2,059

Over the counter
Purchased Options	$0	$0	$0	$0	$1,463	$1,463

	$0	$0	$0	$0	$3,522	$3,522

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$66	$66
Futures	0	0	0	0	168	168
Swap Agreements	0	0	0	0	659	659

	$0	$0	$0	$0	$893	$893

Over the counter
Written Options	$0	$0	$0	$0	$902	$902

	$0	$0	$0	$0	$1,795	$1,795

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	97

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(39)	$(39)
Written Options	0	0	0	0	799	799
Futures	0	0	0	0	2,993	2,993
Swap Agreements	0	0	0	0	5,265	5,265

	$0	$0	$0	$0	$9,018	$9,018

Over the counter
Purchased Options	$0	$0	$0	$0	$3,701	$3,701
Written Options	0	0	0	0	(8,329)	(8,329)

	$0	$0	$0	$0	$(4,628)	$(4,628)

	$0	$0	$0	$0	$4,390	$4,390

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Written Options	0	0	0	0	18	18
Futures	0	0	0	0	(10,025)	(10,025)
Swap Agreements	0	0	0	0	(10,221)	(10,221)

	$0	$0	$0	$0	$(20,233)	$(20,233)

Over the counter
Purchased Options	$0	$0	$0	$0	$(2,325)	$(2,325)
Written Options	0	0	0	0	5,768	5,768

	$0	$0	$0	$0	$3,443	$3,443

	$0	$0	$0	$0	$(16,790)	$(16,790)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,099	$0	$6,099
Industrials	0	8,079	0	8,079
Utilities	0	2,002	0	2,002
U.S. Government Agencies	0	256,749	0	256,749
U.S. Treasury Obligations	0	853,389	0	853,389
Non-Agency Mortgage-Backed Securities	0	68,757	0	68,757
Asset-Backed Securities	0	10,201	0	10,201
Short-Term Instruments
Repurchase Agreements	0	4,256	0	4,256

	$0	$1,209,532	$0	$1,209,532

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$49,032	$0	$0	$49,032

Total Investments	$49,032	$1,209,532	$0	$1,258,564

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(55,042)	$0	$(55,042)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,066	993	0	2,059
Over the counter	0	1,463	0	1,463

	$1,066	$2,456	$0	$3,522

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(168)	(725)	0	(893)
Over the counter	0	(902)	0	(902)

	$(168)	$(1,627)	$0	$(1,795)

Total Financial Derivative Instruments	$898	$829	$0	$1,727

Totals	$49,930	$1,155,319	$0	$1,205,249

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

98	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Moderate Duration Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.2%

CORPORATE BONDS & NOTES 49.6%

BANKING & FINANCE 32.4%

ABN AMRO Bank NV
2.450% due 06/04/2020		$1,400	$1,396

Air Lease Corp.
3.500% due 01/15/2022		4,746	4,793

Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		4,082	4,266

Ally Financial, Inc.
4.125% due 03/30/2020		500	505

Ambac LSNI LLC
7.592% due 02/12/2023 •		3,873	3,911

American Express Co.
3.208% (US0003M + 0.525%) due 05/17/2021 ~		3,300	3,310

American Homes 4 Rent LP
4.900% due 02/15/2029		3,700	3,835

American International Group, Inc.
3.750% due 07/10/2025		1,400	1,404

American Tower Corp.
3.375% due 05/15/2024		4,400	4,428

AvalonBay Communities, Inc.
2.950% due 05/11/2026		100	98
3.200% due 01/15/2028		2,200	2,185

Aviation Capital Group LLC
3.875% due 05/01/2023		5,000	5,020
4.125% due 08/01/2025		3,300	3,294

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)	EUR	2,200	2,720

Bank of America Corp.
3.389% (US0003M + 0.790%) due 03/05/2024 ~		$3,900	3,889
3.499% due 05/17/2022 •		4,000	4,051

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	2,622	3,099

Barclays Bank PLC
7.625% due 11/21/2022 (g)		$3,300	3,591
10.179% due 06/12/2021		1,500	1,699

Barclays PLC
1.500% due 09/03/2023	EUR	3,100	3,516
3.125% due 01/17/2024	GBP	700	931
4.114% (US0003M + 1.430%) due 02/15/2023 ~		$4,300	4,277
4.610% due 02/15/2023 •		4,300	4,396
4.807% (US0003M + 2.110%) due 08/10/2021 ~		4,800	4,902
6.500% due 09/15/2019 •(f)(g)	EUR	300	340
8.000% due 12/15/2020 •(f)(g)		1,000	1,210

BGC Partners, Inc.
5.375% due 07/24/2023		$2,000	2,065

Blackstone CQP Holdco LP
6.500% due 03/20/2021		6,200	6,200

BPCE S.A.
4.000% due 09/12/2023		4,300	4,372

Capital One Financial Corp.
2.400% due 10/30/2020		3,400	3,382
3.201% (US0003M + 0.450%) due 10/30/2020 ~		3,400	3,402

CIT Group, Inc.
4.125% due 03/09/2021		700	710

Citibank N.A.
3.050% due 05/01/2020		1,500	1,505
3.650% due 01/23/2024		3,600	3,718

Citigroup, Inc.
2.350% due 08/02/2021		6,000	5,933
2.700% due 10/27/2022		3,300	3,272
2.750% due 04/25/2022		4,100	4,086
3.731% (US0003M + 0.960%) due 04/25/2022 ~		4,100	4,134

Cooperatieve Rabobank UA
3.195% (US0003M + 0.430%) due 04/26/2021 ~		4,100	4,113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/29/2020 •(f)(g)	EUR	2,300	$2,679
6.625% due 06/29/2021 •(f)(g)		1,800	2,204

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		$2,900	2,911
3.450% due 04/16/2021		3,000	3,033
3.800% due 09/15/2022		3,900	3,977
5.070% (US0003M + 2.290%) due 04/16/2021 ~		4,700	4,846

Danske Bank A/S
5.000% due 01/12/2022		3,600	3,688

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	3,200	3,550
3.576% (US0003M + 0.815%) due 01/22/2021 ~		$4,000	3,922
3.767% (US0003M + 0.970%) due 07/13/2020 ~		3,600	3,588
3.950% due 02/27/2023		800	790
4.607% (US0003M + 1.910%) due 05/10/2019 ~		7,400	7,408

Dexia Credit Local S.A.
2.500% due 01/25/2021		6,800	6,796

Digital Realty Trust LP
4.450% due 07/15/2028		3,200	3,348

FCE Bank PLC
1.875% due 06/24/2021	EUR	600	680

Ford Motor Credit Co. LLC
0.060% due 12/01/2021 •		3,300	3,543
0.122% due 05/14/2021 •		3,200	3,472
3.200% due 01/15/2021		$2,400	2,367
3.532% (US0003M + 0.930%) due 09/24/2020 ~		3,300	3,287
3.605% (US0003M + 0.810%) due 04/05/2021 ~		700	684
8.125% due 01/15/2020		1,100	1,140

GE Capital UK Funding Unlimited Co.
5.125% due 05/24/2023	GBP	2,000	2,873

General Motors Financial Co., Inc.
0.241% due 03/26/2022 •	EUR	3,300	3,636
2.450% due 11/06/2020		$200	198
3.150% due 01/15/2020		1,600	1,603
3.200% due 07/13/2020		8,900	8,924
3.700% due 11/24/2020		500	504
4.200% due 11/06/2021		3,600	3,670

GLP Capital LP
5.250% due 06/01/2025		2,600	2,730

Goldman Sachs Group, Inc.
3.401% (US0003M + 0.750%) due 02/23/2023 ~		3,400	3,372
3.500% due 01/23/2025		1,600	1,597
3.854% (US0003M + 1.170%) due 05/15/2026 ~		3,200	3,142

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		3,400	3,394
3.555% (US0003M + 0.940%) due 03/02/2021 ~		3,500	3,501

HCP, Inc.
4.000% due 12/01/2022		2,500	2,570

Hospitality Properties Trust
4.250% due 02/15/2021		2,500	2,520

HSBC Holdings PLC
1.500% due 12/04/2024 •	EUR	3,800	4,400
3.400% due 03/08/2021		$200	202
5.100% due 04/05/2021		300	313

ING Groep NV
4.100% due 10/02/2023		4,000	4,116

International Lease Finance Corp.
8.625% due 01/15/2022		2,200	2,500

Jackson National Life Global Funding
3.300% due 06/11/2021		3,900	3,943

John Deere Capital Corp.
3.157% (US0003M + 0.550%) due 06/07/2023 ~		3,600	3,600

JPMorgan Chase & Co.
2.400% due 06/07/2021		5,100	5,065

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.225% (US0003M + 0.610%) due 06/18/2022 ~		$2,700	$2,698
3.514% due 06/18/2022 •		4,000	4,058
3.662% (US0003M + 0.890%) due 07/23/2024 ~		800	798
4.106% (US0003M + 1.480%) due 03/01/2021 ~		4,200	4,280
4.350% due 08/15/2021		1,900	1,966

JPMorgan Chase Bank N.A.
2.856% (US0003M + 0.230%) due 09/01/2020 ~		2,300	2,302
2.980% (SOFRRATE + 0.550%) due 10/19/2020 ~		3,500	3,502
3.086% due 04/26/2021 •		3,500	3,510
3.105% (US0003M + 0.340%) due 04/26/2021 ~		7,000	6,999

KEB Hana Bank
3.375% due 01/30/2022		3,600	3,643

Kilroy Realty LP
3.800% due 01/15/2023		800	814

Lloyds Bank PLC
2.400% due 03/17/2020		1,200	1,196
2.700% due 08/17/2020		600	599
5.800% due 01/13/2020		2,200	2,251

Lloyds Banking Group PLC
3.263% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	4,400	3,052
4.000% due 03/07/2025		5,350	3,900
7.000% due 06/27/2019 •(f)(g)	GBP	2,300	3,002
7.625% due 06/27/2023 •(f)(g)		400	552

Mitsubishi UFJ Financial Group, Inc.
3.535% due 07/26/2021		$4,000	4,059

Mizuho Bank Ltd.
2.400% due 03/26/2020		4,200	4,188

Morgan Stanley
3.247% (US0003M + 0.550%) due 02/10/2021 ~		4,000	4,005
3.737% due 04/24/2024 •		4,100	4,186
3.875% due 01/27/2026		1,925	1,971

MUFG Bank Ltd.
2.300% due 03/05/2020		2,800	2,789

National Australia Bank Ltd.
2.250% due 03/16/2021		4,200	4,169
3.450% due 12/04/2023		4,200	4,336

Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,388
6.875% due 06/20/2019 •(f)(g)	GBP	1,600	2,096

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020		$1,600	1,579

Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~		2,700	2,709

Physicians Realty LP
4.300% due 03/15/2027		500	498

Reckson Operating Partnership LP
7.750% due 03/15/2020		700	730

Regions Bank
3.188% (US0003M + 0.500%) due 08/13/2021 ~		3,300	3,284

Royal Bank of Canada
2.300% due 03/22/2021		3,500	3,482

Royal Bank of Scotland Group PLC
2.000% due 03/04/2025 •	EUR	200	229
2.500% due 03/22/2023		3,600	4,228
8.625% due 08/15/2021 •(f)(g)		$4,000	4,270

Santander Holdings USA, Inc.
4.450% due 12/03/2021		4,200	4,327

Santander UK Group Holdings PLC
2.875% due 10/16/2020		3,100	3,099
3.125% due 01/08/2021		500	500

Santander UK PLC
3.750% due 11/15/2021		4,300	4,379

Skandinaviska Enskilda Banken AB
3.250% due 05/17/2021		3,400	3,432

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	99

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Operating Partnership LP
3.250% due 10/15/2022		$2,148	$2,141

Springleaf Finance Corp.
8.250% due 12/15/2020		1,700	1,830

Sumitomo Mitsui Banking Corp.
2.450% due 01/16/2020		1,600	1,596
2.514% due 01/17/2020		3,400	3,396
3.123% (US0003M + 0.350%) due 01/17/2020 ~		3,400	3,406

Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		3,600	3,610

Svenska Handelsbanken AB
3.350% due 05/24/2021		3,500	3,542

Synchrony Bank
3.650% due 05/24/2021		3,500	3,534

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	1,376	2,128

Toronto-Dominion Bank
2.500% due 01/18/2023		$5,500	5,489
3.350% due 10/22/2021		4,300	4,382

U.S. Bank N.A.
3.150% due 04/26/2021		4,100	4,141

UBS AG
2.949% (US0003M + 0.320%) due 05/28/2019 ~		2,400	2,401
3.106% (US0003M + 0.480%) due 12/01/2020 ~		1,400	1,402
3.175% due 06/08/2020 •		3,800	3,816
3.476% (US0003M + 0.850%) due 06/01/2020 ~		1,100	1,107
5.125% due 05/15/2024 (g)		5,800	5,932
7.625% due 08/17/2022 (g)		250	275

UBS Group Funding Switzerland AG
3.000% due 04/15/2021		4,200	4,201
4.125% due 09/24/2025		100	103

UniCredit SpA
7.830% due 12/04/2023		7,800	8,693

United Overseas Bank Ltd.
3.252% (US0003M + 0.480%) due 04/23/2021 ~		6,000	6,011

Volkswagen Bank GmbH
0.110% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	3,200	3,570

Washington Prime Group LP
5.950% due 08/15/2024		$2,200	2,065

Wells Fargo & Co.
2.625% due 07/22/2022		4,200	4,172
3.750% due 01/24/2024		3,500	3,605

Wells Fargo Bank N.A.
3.625% due 10/22/2021		3,000	3,058

Welltower, Inc.
3.750% due 03/15/2023		250	257

Westpac Banking Corp.
2.100% due 02/25/2021		300	297

			471,459

INDUSTRIALS 13.8%

AbbVie, Inc.
3.375% due 11/14/2021		4,100	4,148

Amazon.com, Inc.
1.900% due 08/21/2020		2,800	2,778

BAT Capital Corp.
2.297% due 08/14/2020		2,900	2,872
2.764% due 08/15/2022		4,200	4,135

Bayer U.S. Finance LLC
3.875% due 12/15/2023		6,900	6,960
4.250% due 12/15/2025		4,100	4,150

Broadcom Corp.
2.200% due 01/15/2021		2,400	2,364
3.000% due 01/15/2022		731	728

Broadcom, Inc.
3.625% due 10/15/2024 (a)		3,800	3,770

Campbell Soup Co.
3.300% due 03/15/2021		4,100	4,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canadian Pacific Railway Co.
4.500% due 01/15/2022		$2,950	$3,063

Celgene Corp.
2.875% due 08/15/2020		3,100	3,103

Centene Corp.
5.375% due 06/01/2026		900	941

Charter Communications Operating LLC
4.464% due 07/23/2022		3,900	4,038

Cigna Corp.
4.000% due 02/15/2022		1,000	1,028

Conagra Brands, Inc.
3.250% due 09/15/2022		1,800	1,792

Constellation Brands, Inc.
2.250% due 11/06/2020		2,100	2,080

Continental Airlines Pass-Through Trust
8.048% due 05/01/2022 «		9	9

Continental Resources, Inc.
5.000% due 09/15/2022		1,300	1,311

CVS Health Corp.
3.125% due 03/09/2020		1,500	1,505
3.700% due 03/09/2023		4,300	4,371

D.R. Horton, Inc.
4.750% due 02/15/2023		600	624

Daimler Finance North America LLC
2.300% due 02/12/2021		6,800	6,721
2.450% due 05/18/2020		500	498
3.400% due 02/22/2022		3,700	3,737
3.700% due 05/04/2023		3,400	3,473

Dell International LLC
4.420% due 06/15/2021		2,100	2,156
5.450% due 06/15/2023		2,000	2,133

Deutsche Telekom International Finance BV
2.225% due 01/17/2020		700	696

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~		538	538

eBay, Inc.
2.600% due 07/15/2022		1,100	1,086

Energy Transfer Partners LP
5.750% due 09/01/2020		1,645	1,697

Enterprise Products Operating LLC
2.550% due 10/15/2019		2,700	2,695

EQT Corp.
2.500% due 10/01/2020		1,950	1,925

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~		900	895

ERAC USA Finance LLC
2.700% due 11/01/2023		3,245	3,148

General Mills, Inc.
3.150% due 12/15/2021		1,000	1,008

Georgia-Pacific LLC
5.400% due 11/01/2020		800	832

GlaxoSmithKline Capital PLC
3.125% due 05/14/2021		3,400	3,433

Hewlett Packard Enterprise Co.
3.515% (US0003M + 0.720%) due 10/05/2021 ~		4,000	3,987

Imperial Brands Finance PLC
2.950% due 07/21/2020		3,100	3,091

INEOS Finance PLC
4.000% due 05/01/2023	EUR	3,700	4,213

Japan Tobacco, Inc.
2.000% due 04/13/2021		$700	686

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		3,400	3,438
4.057% due 05/25/2023		2,100	2,162

Kraft Heinz Foods Co.
4.000% due 06/15/2023		4,000	4,119
5.375% due 02/10/2020		1,200	1,225

Laboratory Corp. of America Holdings
3.200% due 02/01/2022		1,700	1,714

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		$3,300	$3,302

MGM Resorts International
6.625% due 12/15/2021		800	857
6.750% due 10/01/2020		1,100	1,156

Mondelez International, Inc.
3.000% due 05/07/2020		3,500	3,510

Mylan NV
3.150% due 06/15/2021		900	898
3.950% due 06/15/2026		4,300	4,110

Origin Energy Finance Ltd.
5.450% due 10/14/2021		1,166	1,222

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		500	514

Penske Truck Leasing Co. LP
4.125% due 08/01/2023		2,000	2,061

Pernod Ricard S.A.
4.450% due 01/15/2022		2,700	2,807

Philip Morris International, Inc.
2.375% due 08/17/2022		1,600	1,581

Pioneer Natural Resources Co.
3.950% due 07/15/2022		1,600	1,647

Prime Security Services Borrower LLC
9.250% due 05/15/2023		71	75

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		3,500	3,485

Siemens Financieringsmaatschappij NV
3.125% due 03/16/2024		1,600	1,619

Southern Co.
2.350% due 07/01/2021		3,100	3,065
2.950% due 07/01/2023		3,200	3,193
3.292% (US0003M + 0.700%) due 09/30/2020 ~		4,200	4,204

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		2,438	2,443

Syngenta Finance NV
3.698% due 04/24/2020		3,300	3,313

Takeda Pharmaceutical Co. Ltd.
4.400% due 11/26/2023		4,300	4,523

Telefonica Emisiones S.A.
5.134% due 04/27/2020		200	205

Teva Pharmaceutical Finance Netherlands BV
6.000% due 04/15/2024		3,400	3,415

Time Warner Cable LLC
4.000% due 09/01/2021		1,500	1,525

Tyson Foods, Inc.
4.500% due 06/15/2022		760	794

United Group BV
4.375% due 07/01/2022	EUR	2,300	2,657

United Technologies Corp.
3.950% due 08/16/2025		$2,200	2,288

Virgin Media Receivables Financing Notes DAC
5.500% due 09/15/2024	GBP	5,000	6,568

Volkswagen Group of America Finance LLC
3.458% (US0003M + 0.770%) due 11/13/2020 ~		$3,600	3,612
3.638% (US0003M + 0.940%) due 11/12/2021 ~		3,600	3,608
3.875% due 11/13/2020		3,600	3,646

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~		900	899

Wyndham Hotels & Resorts, Inc.
5.375% due 04/15/2026		1,500	1,530

			201,536

UTILITIES 3.4%

AEP Texas, Inc.
3.950% due 06/01/2028		3,300	3,444

100	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	$4,000	$4,018
4.350% due 03/01/2029	3,700	3,785

Baltimore Gas & Electric Co.
3.500% due 11/15/2021	700	713

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	3,300	3,299

Jersey Central Power & Light Co.
4.700% due 04/01/2024	2,900	3,090

NextEra Energy Capital Holdings, Inc.
2.900% due 04/01/2022 (a)	2,000	2,004
2.930% (US0003M + 0.315%) due 09/03/2019 ~	5,400	5,402
3.200% due 02/25/2022	3,700	3,735

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	1,400	1,398

Rio Oil Finance Trust
9.250% due 07/06/2024	635	694

Sprint Capital Corp.
6.900% due 05/01/2019	800	804

Tampa Electric Co.
2.600% due 09/15/2022	1,800	1,789

Telstra Corp. Ltd.
4.800% due 10/12/2021	1,700	1,772

Verizon Communications, Inc.
3.376% due 02/15/2025	7,646	7,759

Vodafone Group PLC
3.750% due 01/16/2024	3,500	3,533

Wisconsin Power & Light Co.
2.250% due 11/15/2022	2,500	2,446

		49,685

Total Corporate Bonds & Notes (Cost $715,202)		722,680

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020	800	810

Total Municipal Bonds & Notes (Cost $800)		810

U.S. GOVERNMENT AGENCIES 35.3%

Fannie Mae
2.310% due 08/01/2022	200	199
2.550% due 07/25/2037 •	276	272
2.959% due 09/25/2046 •	2,707	2,706
3.500% due 02/01/2048	299	304
3.532% due 10/01/2044 •	25	25
3.640% due 05/01/2037 •	5	6
3.690% due 05/01/2037 •	2	2
3.863% due 04/01/2027 •	2	2
4.000% due 03/01/2029 - 12/01/2048	123,546	127,360
4.019% due 03/01/2034 •	13	14
4.283% due 06/01/2036 •	7	7
4.342% due 10/01/2037 •	9	9
4.373% due 09/01/2036 •	8	8
4.405% due 06/01/2035 •	804	843
4.472% due 05/01/2038 •	1,598	1,671
4.500% due 07/01/2020 - 07/01/2042	1,006	1,052
4.710% due 11/01/2035 •	1	1
4.722% due 02/01/2035 •	17	18
4.754% due 02/01/2037 •	8	8
5.000% due 01/01/2027 •	3	3
5.000% due 07/01/2029 - 04/01/2039	1,411	1,518
5.363% due 12/25/2042 ~	110	117
5.500% due 06/01/2022 - 07/01/2041	7,182	7,834
6.000% due 01/01/2021 - 10/01/2040	534	586

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 06/25/2021 - 06/25/2044	$23,069	$25,618
7.000% due 08/01/2022 - 09/01/2031	4	4
7.500% due 01/01/2031 - 07/25/2041	8	10
8.000% due 11/01/2019 - 08/01/2031	4	5

Fannie Mae, TBA
3.000% due 05/01/2049	31,000	30,839
3.500% due 04/01/2049 - 05/01/2049	102,000	103,358
4.000% due 04/01/2049 - 05/01/2049	95,962	98,673
5.500% due 04/01/2049	1,000	1,068

Freddie Mac
2.984% due 10/15/2040 •	3,066	3,076
3.084% due 12/15/2037 •	113	115
4.000% due 10/01/2047 - 11/01/2048	30,798	31,794
4.370% due 05/01/2037 •	17	18
4.500% due 11/01/2029 - 05/01/2036	2,995	3,146
5.000% due 10/01/2033 - 07/01/2041	66	71
5.407% due 05/01/2035 •	27	29
5.500% due 07/01/2019 - 07/01/2038	315	346
6.000% due 03/01/2020 - 11/01/2037	134	148
6.500% due 12/01/2021 - 07/25/2043	26	29
7.000% due 01/01/2033	15	16
8.500% due 04/15/2025	38	43

Ginnie Mae
2.959% due 04/20/2065	2,875	2,873
3.109% due 08/20/2065 •	3,234	3,232
3.375% due 03/20/2028 •	75	78
3.500% due 10/15/2047	1,954	1,999
3.527% due 06/20/2067 •	2,488	2,529
3.625% due 06/20/2032 •	1	1
3.750% due 07/20/2034 •	23	24
4.125% (H15T1Y + 1.500%) due 11/20/2025 ~	2	2
4.625% due 11/20/2034 •	2	2
5.000% due 10/20/2048 - 03/20/2049	10,371	10,870
5.500% due 11/20/2032	5,022	5,264
5.750% due 08/20/2037	20	23
6.500% due 01/20/2034 - 08/20/2034	13	15
7.000% due 07/15/2031 - 12/15/2032	14	15
9.500% due 08/15/2021 - 12/15/2021	1	0

Ginnie Mae, TBA
5.000% due 04/01/2049 - 05/01/2049	40,000	41,764

Small Business Administration
4.340% due 03/01/2024	5	5
4.750% due 07/01/2025	1,424	1,468
5.130% due 09/01/2023	1	1

Total U.S. Government Agencies (Cost $504,013)		513,136

U.S. TREASURY OBLIGATIONS 5.6%

U.S. Treasury Inflation Protected Securities (e)
0.625% due 01/15/2026 (j)	6,356	6,432
0.750% due 07/15/2028 (j)	32,889	33,653
0.875% due 01/15/2029 (j)	22,628	23,377
1.000% due 02/15/2048 (j)	6,124	6,270

U.S. Treasury Notes
1.750% due 09/30/2022 (j)	1,402	1,380
1.875% due 07/31/2022 (j)	8,227	8,135
2.000% due 08/31/2021 (l)	800	795
2.000% due 07/31/2022 (l)	1,200	1,192
2.000% due 11/30/2022 (n)	315	312

Total U.S. Treasury Obligations (Cost $79,868)		81,546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 4.9%

Adjustable Rate Mortgage Trust
4.128% due 10/25/2035 ^~		$42	$40

American Home Mortgage Investment Trust
4.685% due 02/25/2045 •		280	285

Banc of America Funding Trust
2.728% due 05/20/2035 •		1,782	1,764
4.633% due 05/25/2035 ~		2,733	2,875
4.668% due 02/20/2036 ~		161	160

Banc of America Mortgage Trust
4.821% due 02/25/2034 ~		43	43

Bear Stearns Adjustable Rate Mortgage Trust
4.231% due 07/25/2034 ~		27	26
4.350% due 01/25/2035 ~		32	32
4.440% due 02/25/2033 ~		11	10
4.683% due 02/25/2034 ~		33	34
4.717% due 10/25/2036 ^~		794	768
4.734% due 02/25/2033 ~		7	7
5.026% due 04/25/2033 ~		10	10

Bear Stearns ALT-A Trust
3.026% due 08/25/2035 •		1,553	1,554
3.919% due 10/25/2033 ~		5	5
4.262% due 09/25/2035 ^~		332	275
4.464% due 10/25/2035 ^~		2,128	2,037
4.568% due 05/25/2035 ~		944	952

Chase Mortgage Finance Trust
4.100% due 03/25/2037 ^~		574	567
4.169% due 02/25/2037 ~		156	158

Citicorp Mortgage Securities Trust
5.500% due 12/25/2036		248	257

Citigroup Commercial Mortgage Trust
3.334% due 07/15/2032 •		3,500	3,507
3.764% due 07/15/2027 •		1,900	1,901

Citigroup Mortgage Loan Trust, Inc.
4.680% due 09/25/2035 •		1,372	1,396
5.129% due 03/25/2034 ~		30	30

CitiMortgage Alternative Loan Trust
3.136% due 12/25/2036 •		2,154	1,735

Countrywide Alternative Loan Trust
3.026% due 08/25/2035 •		2,932	1,969
3.397% due 12/25/2035 •		52	48

Countrywide Home Loan Mortgage Pass-Through Trust
3.066% due 04/25/2035 •		63	58
4.263% due 02/20/2035 ~		306	309
4.272% due 11/25/2034 ~		417	416
4.991% due 03/25/2034 ~		442	440
5.000% due 08/25/2019		1	1

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 03/25/2032 ~		14	13

Eurohome UK Mortgages PLC
0.995% due 06/15/2044 •	GBP	1,332	1,673

Eurosail PLC
0.993% due 03/13/2045 •		3,532	4,492
1.005% due 12/15/2044 •		146	188

GSMSC Pass-Through Trust
5.500% due 10/26/2035 ~		$607	526

GSR Mortgage Loan Trust
4.521% due 09/25/2035 ~		572	585
4.791% due 09/25/2035 ~		69	71

IndyMac Adjustable Rate Mortgage Trust
3.909% due 01/25/2032 ~		23	23

IndyMac Mortgage Loan Trust
2.736% due 02/25/2037 •		9,209	7,180

JPMorgan Mortgage Trust
4.173% due 02/25/2034 ~		27	27

LMREC, Inc.
3.471% due 02/22/2032 •		2,171	2,164

MASTR Reperforming Loan Trust
8.000% due 07/25/2035		120	129

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.344% due 08/15/2032 •		82	80

Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •		17	16

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	101

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
4.399% due 06/25/2036 ~		$87	$89

MortgageIT Trust
2.766% due 10/25/2035 •		559	553

Nomura Resecuritization Trust
2.690% due 12/26/2035 •		3,045	3,027

Prime Mortgage Trust
2.886% due 02/25/2034 •		52	49

Residential Funding Mortgage Securities, Inc. Trust
4.489% due 09/25/2035 ^~		221	184
4.688% due 09/25/2035 ~		313	249
5.750% due 02/25/2036		415	385

Resloc UK PLC
1.005% due 12/15/2043 •	GBP	1,249	1,541

Structured Adjustable Rate Mortgage Loan Trust
4.153% due 02/25/2037 ^~		$2,099	1,814
4.393% due 07/25/2034 ~		119	119

Structured Asset Mortgage Investments Trust
2.686% due 08/25/2036 •		171	216
2.732% due 07/19/2035 •		548	544
3.322% due 10/19/2033 •		21	20

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(a)	GBP	8,500	11,074

Waldorf Astoria Boca Raton Trust
3.834% due 06/15/2029 •		$3,000	3,002

WaMu Mortgage Pass-Through Certificates Trust
2.776% due 10/25/2045 •		268	264
3.772% due 02/25/2037 ^~		1,987	1,953
3.849% due 12/25/2036 ^~		1,638	1,522

Wells Fargo Mortgage-Backed Securities Trust
4.704% due 07/25/2036 ^~		1,084	1,092
4.845% due 11/25/2034 ~		1,014	1,031
4.881% due 06/25/2035 ~		51	52
4.954% due 03/25/2036 ~		510	522
4.974% due 03/25/2035 ~		110	112
4.988% due 01/25/2035 ~		674	692

Total Non-Agency Mortgage-Backed Securities (Cost $66,762)			70,942

ASSET-BACKED SECURITIES 10.4%

Ally Auto Receivables Trust
2.720% due 05/17/2021		3,300	3,300

American Express Credit Account Master Trust
1.640% due 12/15/2021		5,400	5,392

AmeriCredit Automobile Receivables Trust
1.800% due 10/08/2021		3,600	3,579
2.712% due 07/19/2021 •		1,474	1,474

Capital One Multi-Asset Execution Trust
2.934% due 02/15/2022 •		3,900	3,901

CARDS Trust
2.834% due 04/17/2023 •		3,300	3,302
3.047% due 04/17/2023		3,300	3,310

Centex Home Equity Loan Trust
5.170% due 09/25/2034 Ø		2	2

Chapel BV
0.052% due 07/17/2066 •	EUR	1,327	1,483

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •		$2,242	2,267

Citigroup Mortgage Loan Trust
2.646% due 12/25/2036 •		462	308
3.106% due 12/25/2035 •		1,119	1,122

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
3.431% due 10/25/2034 •		3,000	3,002

Countrywide Asset-Backed Certificates
2.626% due 06/25/2035 •		465	422
2.746% due 12/25/2036 ^•		1,200	1,163
2.886% due 06/25/2036 •		8,500	8,378

Countrywide Asset-Backed Certificates Trust
2.626% due 03/25/2037 •		245	235
3.491% due 08/25/2035 •		485	488

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		4,000	4,032

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Point CLO Ltd.
3.713% due 07/17/2028	$4,000	$3,968

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •	3,300	3,275

Exeter Automobile Receivables Trust
3.050% due 12/15/2021	2,373	2,374

Figueroa CLO Ltd.
3.687% due 01/15/2027 •	3,400	3,396

Flagship Credit Auto Trust
1.850% due 07/15/2021	664	663

Fremont Home Loan Trust
2.756% due 02/25/2036 •	1,000	831
3.276% due 12/25/2029 •	31	29

GSAMP Trust
2.876% due 01/25/2036 •	6,000	5,973
3.236% due 01/25/2034 •	2,878	2,842
4.136% due 10/25/2034 •	59	58

Hertz Fleet Lease Funding LP
2.993% due 05/10/2032 •	5,000	5,001

Hyundai Auto Lease Securitization Trust
1.690% due 12/16/2019	37	37

JPMorgan Mortgage Acquisition Trust
2.746% due 06/25/2037 •	11,500	11,311

KVK CLO Ltd.
3.697% due 01/14/2028	3,000	2,976

LoanCore Issuer Ltd.
3.614% due 05/15/2028 •	3,300	3,302

LP Credit Card ABS Master Trust
4.053% due 08/20/2024 •	3,196	3,193

MASTR Specialized Loan Trust
2.746% due 02/25/2036 •	587	581
2.746% due 06/25/2046 •	655	622
2.856% due 01/25/2037 •	329	190

MidOcean Credit CLO
3.587% due 04/15/2027 •	3,400	3,390

Morgan Stanley ABS Capital, Inc. Trust
3.416% due 11/25/2034 •	2,287	2,274

Morgan Stanley Capital, Inc. Trust
2.666% due 03/25/2036 •	47	38

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •	1,302	1,309

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.286% due 12/25/2034 •	1,352	1,376

Penarth Master Issuer PLC
2.932% due 09/18/2022	4,000	3,994

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 Ø	929	412

Residential Asset Mortgage Products Trust
2.706% due 12/25/2035 •	663	581
2.846% due 02/25/2036 •	1,000	950

Residential Asset Securities Corp. Trust
2.726% due 10/25/2036 •	2,862	2,795

Securitized Term Auto Receivables Trust
3.060% due 02/25/2021	3,411	3,420

SLM Student Loan Trust
2.811% due 04/25/2019 •	32	32
3.321% due 04/27/2026 •	1,139	1,141

SoFi Consumer Loan Program LLC
2.140% due 09/25/2026	454	453

Soundview Home Loan Trust
3.161% due 06/25/2035 •	1,387	1,383

Structured Asset Investment Loan Trust
3.386% due 05/25/2035 •	2,500	2,492

Structured Asset Securities Corp. Mortgage Loan Trust
2.696% due 02/25/2037 •	2,500	2,476
3.491% due 11/25/2035 •	500	495

Tralee CLO Ltd.
3.869% due 10/20/2028 •	4,000	3,974

Venture CLO Ltd.
3.667% due 04/15/2027	3,400	3,373

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •	4,000	4,000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
2.736% due 07/25/2036 •		$1,003	$1,004

Westlake Automobile Receivables Trust
2.530% due 09/16/2019		128	129
2.980% due 01/18/2022		4,600	4,606

World Omni Automobile Lease Securitization Trust
2.130% due 04/15/2020		4,300	4,290

Z Capital Credit Partners CLO Ltd.
3.729% due 07/16/2027 •		3,500	3,482

Total Asset-Backed Securities (Cost $144,817)			151,651

SOVEREIGN ISSUES 6.2%

Argentina Government International Bond
6.250% due 04/22/2019		3,900	3,907

Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		300	302

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (c)	BRL	43,400	10,565

Japan Bank for International Cooperation
2.375% due 07/21/2022		$3,700	3,680

Japan Finance Organization for Municipalities
2.000% due 09/08/2020		3,500	3,469
3.375% due 09/27/2023		5,300	5,459

Province of Ontario
3.150% due 06/02/2022	CAD	3,100	2,411
4.000% due 06/02/2021		2,000	1,567
4.400% due 06/02/2019		50,800	38,180

Province of Quebec
3.500% due 07/29/2020		$600	608
3.500% due 12/01/2022	CAD	600	475
4.250% due 12/01/2021		10,600	8,444
4.500% due 12/01/2020		900	704

Provincia de Buenos Aires
0.000% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	4,228	89

Qatar Government International Bond
3.375% due 03/14/2024		$4,300	4,347
3.875% due 04/23/2023		3,600	3,709

Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	2,000	2,248

Total Sovereign Issues (Cost $102,662)			90,164

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)(h)		4,000	4,500

Total Preferred Securities (Cost $4,120)			4,500

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.8%

CERTIFICATES OF DEPOSIT 0.7%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$7,100	7,113

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		3,300	3,301

			10,414

102	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (i) 0.1%
		$1,925

U.S. TREASURY BILLS 0.0%
2.418% due 04/11/2019 (c)(d)(n)	$97	97

Total Short-Term Instruments (Cost $12,422)		12,436

Total Investments in Securities (Cost $1,630,666)		1,647,865

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.5%

SHORT-TERM INSTRUMENTS 9.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.5%

PIMCO Short Asset Portfolio	9,080,282	$90,340

PIMCO Short-Term Floating NAV Portfolio III	4,811,721	47,583

Total Short-Term Instruments (Cost $138,470)		137,923

Total Investments in Affiliates (Cost $138,470)		137,923

MARKET VALUE (000S)
Total Investments 122.7% (Cost $1,769,136)	$1,785,788

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $(6,809))	(269)

Other Assets and Liabilities, net (22.7)%	(329,654)

Net Assets 100.0%	$1,455,865

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 4,120	$4,500	0.31%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,925	U.S. Treasury Bills 0.000% due 09/26/2019	$(1,966)	$1,925	$1,925

Total Repurchase Agreements						$(1,966)	$1,925	$1,925

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.670%	03/18/2019	06/17/2019	$(1,381)	$(1,382)
	3.000	03/28/2019	04/08/2019	(6,188)	(6,190)
BOS	3.100	03/29/2019	04/01/2019	(4,105)	(4,106)
	3.300	03/28/2019	04/01/2019	(10,493)	(10,497)
BSN	2.630	03/28/2019	04/04/2019	(4,228)	(4,229)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	103

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
GRE	2.700%	02/20/2019	04/03/2019	$(28,908)	$(28,995)
	2.750	03/15/2019	04/15/2019	(6,360)	(6,368)
	3.000	03/29/2019	04/01/2019	(8,652)	(8,654)
RCY	2.640	03/05/2019	06/05/2019	(8,073)	(8,089)

Total Reverse Repurchase Agreements					$(78,510)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.7)%
Freddie Mac, TBA	4.000%	04/01/2049	$21,000	$(21,475)	$(21,621)
Ginnie Mae, TBA	4.000	04/01/2049	3,000	(3,082)	(3,099)

Total Short Sales (1.7)%				$(24,557)	$(24,720)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(7,572)	$0	$(7,572)	$7,649	$77
BOS	0	(14,603)	0	(14,603)	14,608	5
BSN	0	(4,229)	0	(4,229)	4,222	(7)
FICC	1,925	0	0	1,925	(1,966)	(41)
GRE	0	(44,017)	0	(44,017)	43,992	(25)
RCY	0	(8,089)	0	(8,089)	8,135	46

Total Borrowings and Other Financing Transactions	$1,925	$(78,510)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(23,257)	$(45,782)	$(9,471)	$0	$(78,510)

Total Borrowings	$(23,257)	$(45,782)	$(9,471)	$0	$(78,510)

Payable for reverse repurchase agreements					$(78,510)

(j)	Securities with an aggregate market value of $79,247 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(79,238) at a weighted average interest rate of 2.142%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

104	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - U.S. Treasury 30-Year Bond June 2019 Futures	110.250	05/24/2019	195	$195	$2	$2
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	2,555	2,555	22	2
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	51	51	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.500	05/24/2019	441	441	4	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.000	05/24/2019	23	23	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.500	05/24/2019	235	235	2	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	115.000	05/24/2019	34	34	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	115.500	05/24/2019	131	131	1	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	680	680	6	1
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	191.000	05/24/2019	199	199	2	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.250	05/24/2019	1,666	1,666	14	2
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	791	791	7	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	110.000	05/24/2019	46	46	0	0

Total Purchased Options					$61	$8

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$122.500	04/26/2019	319	$319	$(121)	$(15)

Total Written Options					$(121)	$(15)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor June Futures	06/2019	1,123	$315,892	$40	$0	$0
Euro-Bund 10-Year Bond June Futures	06/2019	541	100,946	1,538	0	(152)
U.S. Treasury 5-Year Note June Futures	06/2019	5,738	664,622	6,208	0	(1,300)
U.S. Treasury 10-Year Note June Futures	06/2019	3,151	391,413	5,428	0	(886)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	87	14,616	480	0	(33)

				$13,694	$0	$(2,371)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	206	$(50,395)	$(356)	$39	$0
90-Day Eurodollar June Futures	06/2020	653	(159,618)	(797)	139	0
90-Day Eurodollar March Futures	03/2020	346	(84,498)	(519)	65	0
90-Day Eurodollar September Futures	09/2020	469	(114,717)	(515)	94	0
Australia Government 10-Year Bond June Futures	06/2019	550	(54,110)	(826)	217	(217)
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	178	(250)	(169)	48	0
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	99	(103)	(47)	25	0
Canada Government 10-Year Bond June Futures	06/2019	148	(15,399)	(314)	129	0
Euro-BTP Italy Government Bond June Futures	06/2019	959	(139,278)	(3,231)	474	0
Euro-Buxl 30-Year Bond June Futures	06/2019	79	(16,985)	(835)	113	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	523	(95,434)	(2,514)	194	0
U.S. Treasury 30-Year Bond June Futures	06/2019	1,528	(228,675)	(5,749)	573	0
United Kingdom Long Gilt June Futures	06/2019	123	(20,725)	(327)	10	(14)

				$(16,199)	$2,120	$(231)

Total Futures Contracts				$(2,505)	$2,120	$(2,602)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	105

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	12/20/2019	0.590%	EUR	3,100	$(24)	$36	$12	$1	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920	$	4,000	(186)	201	15	3	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.382		11,900	181	(52)	129	0	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.556		3,000	(90)	192	102	0	0

							$(119)	$377	$258	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-30 5-Year Index	(1.000)%	Quarterly	06/20/2023	$	46,100	$(800)	$(124)	$(924)	$0	$(34)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		220,100	(3,948)	(394)	(4,342)	0	(261)
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023	EUR	19,600	(347)	(122)	(469)	0	(35)

						$(5,095)	$(640)	$(5,735)	$0	$(330)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	Semi-Annual	12/16/2046	CAD	1,100	$120	$(16)	$104	$11	$0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023	$	46,400	(1,035)	2,033	998	0	(94)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029	EUR	24,600	117	1,238	1,355	0	(102)
Pay(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		60,200	528	829	1,357	0	(257)
Pay	6-Month EUR-EURIBOR	1.501	Annual	07/04/2042		12,400	0	1,575	1,575	0	(177)
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		4,700	35	192	227	0	(86)
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	22,700	61	(296)	(235)	3	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2029		5,100	(39)	(140)	(179)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		6,000	(43)	(156)	(199)	1	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	06/19/2049		9,900	(687)	(608)	(1,295)	78	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		3,100	50	(193)	(143)	24	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	5,290,000	(328)	(719)	(1,047)	0	(67)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		6,840,000	(388)	(966)	(1,354)	0	(96)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		720,000	(37)	(111)	(148)	0	(13)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		880,000	63	(244)	(181)	0	(17)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		3,410,000	134	823	957	72	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		140,000	0	(42)	(42)	0	(3)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,590,000	(88)	(443)	(531)	0	(39)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,710,000	73	(1,196)	(1,123)	0	(118)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		150,000	0	(113)	(113)	0	(8)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		440,000	28	(283)	(255)	0	(24)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		230,000	1	(167)	(166)	0	(13)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,895,000	114	(1,347)	(1,233)	0	(106)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		160,000	(5)	(192)	(197)	0	(18)
Pay	28-Day MXN-TIIE	8.748	Lunar	11/06/2020	MXN	276,600	0	137	137	0	(28)
Pay	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		1,030,400	(70)	573	503	0	(105)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		320,100	0	(151)	(151)	33	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		834,600	21	(541)	(520)	88	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		137,700	0	(89)	(89)	15	0

							$(1,375)	$(613)	$(1,988)	$325	$(1,371)

Total Swap Agreements							$(6,589)	$(876)	$(7,465)	$329	$(1,701)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$8	$2,120	$329	$2,457	$(15)	$(2,602)	$(1,701)	$(4,318)

106	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(l)

Securities with an aggregate market value of $1,328 and cash of $27,215 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	CAD	3,681		$2,763	$8	$0
	05/2019	AUD	821		582	0	(1)
	05/2019	EUR	735		836	8	0
	05/2019		$2,009	EUR	1,768	0	(18)

BPS	04/2019	CAD	634		$474	0	(1)
	05/2019		$10,998	JPY	1,222,700	73	0
	06/2019	THB	6,692		$214	3	0
	08/2019	MXN	175,991		8,970	92	0
	08/2019		$8,975	MXN	175,991	0	(96)

BRC	05/2019	GBP	17,812		$23,816	567	0

CBK	04/2019		$5,525	MXN	107,231	0	(12)
	05/2019	EUR	9,583		$10,897	108	0
	05/2019	GBP	3,180		4,191	40	0
	05/2019		$8,968	EUR	7,930	0	(40)
	05/2019		33,790	GBP	25,648	0	(313)
	05/2019		3,844	JPY	426,500	18	0
	06/2019	MXN	273,870		$13,901	7	(26)
	06/2019		$14,477	MXN	281,903	0	(149)

FBF	04/2019	ARS	94,056		$2,369	200	0
	04/2019		$2,171	ARS	94,056	0	(2)

GLM	04/2019	CAD	5,697		$4,275	12	0
	04/2019	MXN	105,175		5,420	13	0
	04/2019		$15,307	GBP	11,509	0	(317)

HUS	04/2019	ARS	144,794		$3,427	87	0
	04/2019	CAD	39,290		29,776	374	0
	04/2019		$3,387	ARS	144,794	0	(48)
	04/2019		28	MXN	525	0	(1)
	05/2019	AUD	651		$462	0	(1)

IND	04/2019	MXN	2,056		105	0	(1)

JPM	04/2019	BRL	41,200		10,869	346	0
	04/2019	CAD	3,525		2,644	7	0
	04/2019	MXN	525		27	1	0
	04/2019		$10,573	BRL	41,200	0	(50)
	05/2019	EUR	41,891		$47,600	438	0
	05/2019	JPY	293,100		2,671	17	0
	05/2019		$31,704	JPY	3,506,100	119	(76)
	06/2019	ILS	428		$119	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	107

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MSB	04/2019	BRL	41,200		$10,573	$50	$0
	04/2019		$11,047	BRL	41,200	0	(525)
	01/2020	BRL	43,400		$11,390	554	0

MYI	05/2019	AUD	10,876		7,713	0	(15)

SCX	04/2019	GBP	11,509		15,237	247	0
	05/2019	EUR	5,001		5,729	99	0
	05/2019		$15,260	GBP	11,509	0	(246)

SSB	06/2019	MXN	8,033		$417	8	0

UAG	04/2019	EUR	2,000		2,521	275	0
	04/2019		$39,105	CAD	52,500	182	0
	05/2019	CAD	52,500		$39,135	0	(183)
	05/2019	GBP	12,549		16,255	0	(125)

Total Forward Foreign Currency Contracts						$3,954	$(2,246)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	4,400	$211	$53

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	1,100	53	13

							$264	$66

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	$72.500	04/03/2019	37,900	$1	$0

GSC	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	78.000	05/06/2019	22,000	2	0

JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	70.000	05/06/2019	13,000	1	0

					$4	$0

Total Purchased Options					$268	$66

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019	3,300	$(6)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYI	Call - OTC USD versus MXN	MXN	20.250	06/21/2019	8,000	$(82)	$(83)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	19,500	$(213)	$(38)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	4,900	(54)	(10)

							$(267)	$(48)

Total Written Options							$(355)	$(131)

108	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.484%	$1,700	$10	$10	$20	$0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.484	4,700	30	24	54	0

GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984	2,700	(113)	(12)	0	(125)

Total Swap Agreements							$(73)	$22	$74	$(125)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$16	$53	$20	$89	$(19)	$(38)	$0	$(57)	$32	$0	$32
BPS	168	0	0	168	(97)	0	0	(97)	71	(280)	(209)
BRC	567	0	0	567	0	0	0	0	567	(230)	337
CBK	173	0	54	227	(540)	0	0	(540)	(313)	0	(313)
DUB	0	0	0	0	0	0	0	0	0	(630)	(630)
FBF	200	0	0	200	(2)	0	0	(2)	198	0	198
GLM	25	13	0	38	(317)	(10)	0	(327)	(289)	24	(265)
GST	0	0	0	0	0	0	(125)	(125)	(125)	0	(125)
HUS	461	0	0	461	(50)	0	0	(50)	411	(500)	(89)
IND	0	0	0	0	(1)	0	0	(1)	(1)	(40)	(41)
JPM	929	0	0	929	(126)	0	0	(126)	803	(660)	143
MSB	604	0	0	604	(525)	0	0	(525)	79	0	79
MYI	0	0	0	0	(15)	(83)	0	(98)	(98)	97	(1)
SCX	346	0	0	346	(246)	0	0	(246)	100	0	100
SSB	8	0	0	8	0	0	0	0	8	0	8
UAG	457	0	0	457	(308)	0	0	(308)	149	0	149

Total Over the Counter	$3,954	$66	$74	$4,094	$(2,246)	$(131)	$(125)	$(2,502)

(n)

Securities with an aggregate market value of $121 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	109

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	2,120	2,120
Swap Agreements	0	4	0	0	325	329

	$0	$4	$0	$0	$2,453	$2,457

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,954	$0	$3,954
Purchased Options	0	0	0	0	66	66
Swap Agreements	0	74	0	0	0	74

	$0	$74	$0	$3,954	$66	$4,094

	$0	$78	$0	$3,954	$2,519	$6,551

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	0	2,602	2,602
Swap Agreements	0	330	0	0	1,371	1,701

	$0	$330	$0	$0	$3,988	$4,318

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,246	$0	$2,246
Written Options	0	0	0	83	48	131
Swap Agreements	0	125	0	0	0	125

	$0	$125	$0	$2,329	$48	$2,502

	$0	$455	$0	$2,329	$4,036	$6,820

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(236)	$(236)
Written Options	0	0	0	0	183	183
Futures	0	0	0	0	(6,367)	(6,367)
Swap Agreements	0	33	0	0	6,910	6,943

	$0	$33	$0	$0	$490	$523

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,038	$0	$6,038
Purchased Options	0	(1)	0	0	(3)	(4)
Written Options	0	127	0	3,049	262	3,438
Swap Agreements	0	171	0	0	0	171

	$0	$297	$0	$9,087	$259	$9,643

	$0	$330	$0	$9,087	$749	$10,166

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	83	83
Futures	0	0	0	0	(2,908)	(2,908)
Swap Agreements	0	(344)	0	0	(726)	(1,070)

	$0	$(344)	$0	$0	$(3,560)	$(3,904)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,254	$0	$16,254
Purchased Options	0	1	0	0	440	441
Written Options	0	(19)	0	(153)	(463)	(635)
Swap Agreements	0	22	0	0	0	22

	$0	$4	$0	$16,101	$(23)	$16,082

	$0	$(340)	$0	$16,101	$(3,583)	$12,178

110	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$471,459	$0	$471,459
Industrials	3,770	197,757	9	201,536
Utilities	0	49,685	0	49,685
Municipal Bonds & Notes
Illinois	0	810	0	810
U.S. Government Agencies	0	513,136	0	513,136
U.S. Treasury Obligations	0	81,546	0	81,546
Non-Agency Mortgage-Backed Securities	0	70,942	0	70,942
Asset-Backed Securities	0	151,651	0	151,651
Sovereign Issues	0	90,164	0	90,164
Preferred Securities
Banking & Finance	0	4,500	0	4,500
Short-Term Instruments
Certificates of Deposit	0	10,414	0	10,414
Repurchase Agreements	0	1,925	0	1,925
U.S. Treasury Bills	0	97	0	97

	$3,770	$1,644,086	$9	$1,647,865

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$137,923	$0	$0	$137,923

Total Investments	$141,693	$1,644,086	$9	$1,785,788

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(24,720)	$0	$(24,720)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,122	335	0	2,457
Over the counter	0	4,094	0	4,094

	$2,122	$4,429	$0	$6,551

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,602)	(1,716)	0	(4,318)
Over the counter	0	(2,502)	0	(2,502)

	$(2,602)	$(4,218)	$0	$(6,820)

Total Financial Derivative Instruments	$(480)	$211	$0	$(269)

Totals	$141,213	$1,619,577	$9	$1,760,799

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	111

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.4%

CORPORATE BONDS & NOTES 0.9%

BANKING & FINANCE 0.3%

Preferred Term Securities Ltd.
3.682% (US0003M + 0.860%) due 07/03/2033 ~	$498	$474

INDUSTRIALS 0.6%

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	905	875

Total Corporate Bonds & Notes (Cost $1,287)		1,349

U.S. GOVERNMENT AGENCIES 137.7%

Fannie Mae
0.000% due 07/25/2022 (b)(d)	5	4
0.200% due 02/25/2043 •(a)	291	3
1.410% due 10/25/2046 ~(a)	48	3
1.434% due 07/25/2044 ~(a)	191	10
1.526% due 07/25/2052 ~(a)	175	8
1.562% due 07/25/2044 ~(a)	153	8
1.581% due 04/25/2055	292	17
1.612% due 01/25/2045 ~(a)	144	6
1.621% due 07/25/2045 ~(a)	639	38
1.634% due 03/25/2045 ~(a)	168	8
1.660% due 08/25/2055	182	10
1.664% due 08/25/2054	241	13
1.700% due 08/25/2044 ~(a)	141	7
1.717% due 09/25/2045 ~(a)	161	9
2.000% due 01/01/2028 - 09/01/2029	556	546
2.209% due 01/25/2022 ~(a)	4,081	117
2.266% due 04/25/2043 - 06/25/2043 •	1,300	1,219
2.272% due 06/25/2043 •	967	834
2.416% due 03/25/2043 •	282	268
2.500% due 06/01/2028 - 12/01/2046	1,505	1,485
2.570% due 12/25/2036 •	1,022	1,011
2.606% due 06/25/2033 - 03/25/2034 •	193	192
2.636% due 08/25/2034 •	14	14
2.746% due 06/25/2032 •	91	88
2.786% due 12/25/2048 •	945	941
2.826% due 11/25/2032 •	32	31
2.882% due 04/18/2028 •	1	1
2.936% due 05/25/2023 - 07/25/2036 •	574	577
2.944% due 07/25/2039	1,001	998
2.986% due 03/25/2032 •	151	153
3.000% due 06/01/2029 - 09/25/2048	3,494	3,459
3.000% due 04/01/2031 (f)	1,015	1,028
3.000% due 04/25/2046 (a)	634	83
3.115% due 06/25/2044 •(a)	966	137
3.136% due 02/25/2024 •	69	69
3.146% due 04/25/2037 •	671	663
3.186% due 10/25/2037 •	698	708
3.440% due 05/01/2023 •	1	1
3.486% due 04/25/2023 - 04/25/2032 •	76	78
3.500% due 09/01/2039 - 07/25/2048	10,296	10,496
3.500% due 04/25/2046 (a)	511	56
3.525% due 10/25/2045 •	203	209
3.532% due 08/01/2042 - 10/01/2044 •	650	655
3.575% due 02/01/2026	500	527
3.578% due 04/01/2035 •	55	58
3.800% due 02/01/2036 •	264	264
3.820% due 01/01/2029	500	535
4.000% due 06/01/2033 - 03/01/2048	12,190	12,698
4.000% due 07/01/2035 - 07/01/2043 (f)	8,505	8,894
4.044% due 04/01/2033 •	39	41
4.073% due 05/01/2035 •	16	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.097% due 03/01/2032 •	$14	$15
4.100% due 05/01/2035 •	133	138
4.100% due 11/25/2035 •(a)	1,416	192
4.153% due 01/01/2035 •	101	104
4.175% due 09/01/2034 •	142	147
4.188% due 10/01/2035 •	24	25
4.231% due 10/01/2035 •	9	9
4.235% due 11/01/2035 •	32	33
4.241% due 05/01/2035 •	64	67
4.248% due 12/01/2034 •	3	3
4.249% due 08/01/2027 •	70	71
4.252% due 07/01/2035 •	39	41
4.257% due 06/01/2030 •	6	6
4.265% due 11/01/2034 •	10	10
4.267% due 03/01/2035 •	3	3
4.290% due 01/01/2035 - 03/01/2035 •	31	32
4.315% due 01/01/2035 •	25	25
4.334% due 01/01/2035 •	33	34
4.357% due 02/01/2035 •	16	17
4.393% due 05/25/2035	92	96
4.415% due 03/01/2035 •	14	15
4.419% due 09/01/2041 •	217	228
4.424% due 01/01/2036 •	218	229
4.443% due 02/01/2035 •	41	42
4.453% due 01/01/2035 •	17	18
4.472% due 05/01/2038 •	627	655
4.483% due 07/01/2035 •	19	20
4.487% due 09/01/2035 •	14	14
4.500% due 08/01/2023 - 01/01/2049	4,065	4,336
4.500% due 07/01/2048 (f)	993	1,039
4.502% due 10/01/2037 •	883	927
4.600% due 10/01/2028 •	7	7
4.603% due 12/01/2034 •	4	4
4.635% due 12/01/2034 •	137	141
4.657% due 07/01/2035 •	56	59
4.670% due 02/01/2035 •	24	25
4.686% due 02/01/2035 •	13	14
4.721% due 02/01/2035 •	27	29
4.755% due 10/01/2032 •	117	118
4.780% due 11/01/2035 •	26	26
4.812% due 02/01/2035 •	13	14
4.898% due 05/01/2035 •	74	78
4.915% due 02/01/2042 •	128	133
5.000% due 06/01/2021 - 01/01/2024	170	175
5.500% due 08/01/2024 - 11/01/2039	612	668
6.000% due 03/01/2022 - 11/01/2040	1,496	1,629
6.500% due 09/25/2023 - 11/01/2037	849	949
6.500% due 04/25/2038 (a)	30	7
7.000% due 09/25/2023	6	6
7.500% due 09/01/2034	1	1
7.750% due 08/25/2022	5	5

Fannie Mae, TBA
2.500% due 05/01/2034	150	149
3.000% due 05/01/2034	5,300	5,345
4.000% due 04/01/2034	1,600	1,648
4.500% due 04/01/2034	1,000	1,017

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(d)	1,953	1,581
0.776% due 01/25/2023 ~(a)	21,523	526
0.994% due 11/25/2022 ~(a)	9,840	293
1.150% due 04/25/2021 ~(a)	5,980	122
1.227% due 10/15/2037 ~(a)	49	2
1.255% due 11/15/2040 •	357	308
1.330% due 11/25/2019 ~(a)	2,787	14
1.343% due 11/25/2019 ~(a)	32,502	216
1.454% due 10/15/2037 ~(a)	21	1
1.588% due 10/15/2041 ~(a)	108	4
1.623% due 05/15/2037 ~(a)	42	2
1.647% due 11/15/2038	149	8
1.663% due 08/15/2041	47	2
1.673% due 03/15/2037 ~(a)	51	3
1.697% due 11/15/2036 ~(a)	133	9
1.763% due 06/15/2038 ~(a)	90	6
1.788% due 02/15/2038 ~(a)	115	6
1.791% due 08/15/2036	112	7
2.500% due 12/01/2032 (f)	1,707	1,699
2.500% due 01/15/2045 - 09/01/2046	1,260	1,228
2.734% due 05/15/2035 •	41	41

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.820% due 11/25/2021 •	$92	$92
2.840% due 09/25/2021 •	42	42
2.859% due 10/15/2037 - 04/15/2038 •	1,099	1,098
2.934% due 12/15/2031 •	61	61
2.984% due 09/15/2030 - 06/15/2042 •	597	598
3.000% due 06/01/2027 - 05/15/2048	7,030	6,891
3.314% due 11/01/2028 •	1	1
3.364% due 02/25/2045 •	178	178
3.384% due 02/15/2021 •	31	31
3.500% due 12/15/2022 - 12/01/2047	2,848	1,361
3.500% due 01/15/2043 - 08/15/2045 (a)	1,143	214
3.716% due 01/15/2043 •(a)	2,093	331
4.000% due 03/15/2042 - 05/15/2048	1,464	1,539
4.000% due 08/01/2042 - 09/01/2042 (f)	2,327	2,411
4.000% due 09/15/2045 - 04/15/2046 (a)	2,200	384
4.105% due 02/01/2028 •	19	19
4.125% due 04/01/2035 •	29	31
4.170% due 08/01/2025 •	1	1
4.184% due 04/01/2035 •	43	45
4.429% due 09/01/2035 •	98	103
4.455% due 10/01/2039 •	591	619
4.500% due 03/15/2021 - 04/01/2044	710	753
4.519% due 09/01/2034 •	331	348
4.549% due 11/01/2036 •	125	132
4.588% due 08/01/2036 •	22	23
4.675% due 02/01/2035 •	2	2
4.723% due 11/01/2031 •	20	21
4.731% due 06/01/2035 •	25	26
4.748% due 01/01/2035 •	18	19
4.750% due 03/01/2035 •	9	9
4.802% due 01/01/2034 •	13	13
4.865% due 05/01/2032 •	15	16
4.933% due 03/01/2035 •	5	6
4.967% due 02/01/2035 •	12	13
5.000% due 09/01/2033 - 07/01/2041	2,393	2,576
5.000% due 02/01/2035 •	5	5
5.377% due 08/15/2046 •	109	109
5.500% due 04/01/2027 - 09/01/2039	1,833	2,019
5.500% due 10/15/2035 (a)	203	46
5.629% due 05/15/2035 •	137	157
6.000% due 02/01/2024 - 05/01/2040	1,331	1,460
6.043% due 05/15/2041 •	199	246
6.500% due 12/15/2023 - 05/15/2028	153	166
7.000% due 05/15/2037	428	540
8.000% due 06/15/2026	3	3

Freddie Mac, TBA
3.000% due 04/01/2034 - 04/01/2049	9,000	8,979
3.500% due 05/01/2034 - 04/01/2049	14,160	14,369
4.000% due 04/01/2049	8,500	8,752
5.000% due 04/01/2049	500	530

Ginnie Mae
0.514% due 12/20/2045 ~(a)	285	7
0.638% due 09/20/2045 ~(a)	341	10
0.719% due 11/20/2045 ~(a)	251	8
0.766% due 06/20/2042	291	10
0.816% due 06/20/2042 ~(a)	266	9
0.916% due 06/20/2043 ~(a)	226	7
2.000% due 03/20/2043	75	68
2.682% due 07/16/2032 •	1	1
2.732% due 08/16/2032 •	53	53
2.789% due 08/20/2044 •	2,494	2,480
3.000% due 05/20/2039 (a)	264	20
3.000% due 03/20/2043 - 09/20/2047	745	736
3.032% due 04/16/2032 •	61	61

112	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.229% due 09/20/2063 •	$901	$906
3.259% due 09/20/2065 •	877	882
3.479% due 09/20/2045	138	140
3.500% due 02/15/2042 - 02/20/2048	5,917	6,022
3.500% due 08/20/2042 (a)	469	71
3.500% due 05/20/2046 - 03/20/2048 (f)	3,780	3,873
3.507% due 08/20/2063	1,492	1,508
3.509% due 04/20/2063 •	1,580	1,606
3.592% due 11/20/2045 •(a)	1,052	195
3.750% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2026 ~	8	9
3.809% due 09/20/2063 •	754	767
4.000% due 03/15/2045 - 06/20/2048	7,493	6,766
4.000% due 09/20/2048 (f)	1,959	2,025
4.070% due 01/15/2050	1,240	1,254
4.125% (H15T1Y + 1.500%) due 12/20/2021 ~	1	1
4.500% due 01/15/2035 - 06/20/2043	1,775	1,879
5.000% due 11/20/2034 - 03/20/2049	3,148	3,346
5.000% due 08/20/2045 •	85	86
5.000% due 09/20/2048 - 01/20/2049 (f)	3,268	3,428
5.500% due 09/15/2033 - 12/15/2039	249	276
6.000% due 05/20/2042	75	84
6.500% due 07/15/2024 - 08/15/2038	380	419
7.500% due 08/15/2027	0	1

Ginnie Mae, TBA
3.000% due 04/01/2049 - 04/17/2049	7,700	7,740
3.500% due 04/01/2049 - 05/01/2049	1,950	1,993
4.000% due 04/01/2049 - 05/01/2049	3,300	3,408
4.500% due 04/01/2049 - 05/01/2049	8,750	9,088
5.000% due 05/01/2049	4,750	4,958

Total U.S. Government Agencies (Cost $198,669)		199,799

U.S. TREASURY OBLIGATIONS 2.2%

U.S. Treasury Notes
2.250% due 03/31/2026 (c)	400	398
2.500% due 02/28/2026 (f)	900	911
2.625% due 12/31/2025	400	408
2.625% due 01/31/2026 (f)	1,400	1,428

Total U.S. Treasury Obligations (Cost $3,114)		3,145

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.1%

BAMLL Commercial Mortgage Securities Trust
3.700% due 03/15/2034 •(c)	1,000	1,000

Banc of America Funding Trust
3.068% due 05/20/2035 ^•	45	39
4.660% due 01/20/2047 ^~	313	301

Banc of America Mortgage Trust
4.972% due 07/20/2032 ~	7	7

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.766% due 01/25/2035 •	26	25

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2024	1,000	1,051

Citigroup Mortgage Loan Trust
3.286% due 08/25/2035 ^•	505	474

Civic Mortgage LLC
3.892% due 06/25/2022 Ø	152	152

COLT Mortgage Loan Trust
3.000% due 05/25/2046	47	47

Countrywide Alternative Loan Trust
2.688% due 07/20/2046 ^•	73	57
2.696% due 05/25/2035 •	380	359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.736% due 09/25/2046 ^•	$427	$342
2.736% due 10/25/2046 ^•	82	65
2.756% due 05/25/2036 ^•	3	2
2.768% due 09/20/2046 •	331	194
2.826% due 10/25/2046 ^•	360	238
2.860% due 11/25/2035 ^•	1	0

Countrywide Home Loan Mortgage Pass-Through Trust
2.786% due 04/25/2046 ^•	14	1
2.826% due 03/25/2036 •	40	16
2.836% due 02/25/2036 ^•	14	3
2.838% due 04/25/2035 ~	471	426
3.066% due 04/25/2035 •	145	135
3.406% due 09/25/2034 •	140	97
4.463% due 06/19/2031 ~	32	32

Credit Suisse First Boston Mortgage Securities Corp.
4.346% due 09/25/2034 ~	60	60

GreenPoint Mortgage Funding Trust
2.686% due 10/25/2046 ^•	288	249
2.686% due 12/25/2046 ^•	309	284
2.756% due 04/25/2036 ^•	16	48
2.806% due 09/25/2046 ^•	351	261
2.826% due 10/25/2046 ^•	340	256

GSR Mortgage Loan Trust
2.746% due 08/25/2046 •	257	140

HarborView Mortgage Loan Trust
2.677% due 07/21/2036 •	80	71
2.722% due 03/19/2036 ^•	46	43

HomeBanc Mortgage Trust
2.666% due 12/25/2036 •	100	98

IndyMac Mortgage Loan Trust
2.686% due 06/25/2046 •	114	98
2.686% due 11/25/2046 •	230	211

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	732	739
4.250% due 09/29/2046 «	1,288	1,355

La Hipotecaria Panamanian Mortgage Trust
3.258% due 11/24/2042 «•	842	849

Lehman XS Trust
2.806% due 11/25/2046 ^•	345	277

MASTR Adjustable Rate Mortgages Trust
3.086% due 05/25/2047 ^•	287	406
3.166% due 05/25/2047 ^•	287	299

MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•	985	198

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.184% due 11/15/2031 •	55	55

Motel 6 Trust
3.404% due 08/15/2034 •	902	899

Residential Accredit Loans, Inc. Trust
2.686% due 12/25/2046 ^•	211	187
2.716% due 05/25/2037 ^•	34	24
2.756% due 05/25/2046 ^•	139	121
4.266% due 08/25/2035 ^~	188	121

Sequoia Mortgage Trust
3.182% due 10/19/2026 •	36	36
3.248% due 10/20/2027 •	7	7

Structured Asset Mortgage Investments Trust
3.142% due 09/19/2032 •	21	20

Thornburg Mortgage Securities Trust
4.625% due 10/25/2046 •	139	139

UBS-Barclays Commercial Mortgage Trust
1.128% due 04/10/2046 ~(a)	3,067	115

WaMu Mortgage Pass-Through Certificates Trust
2.986% due 07/25/2044 •	113	114
3.186% due 12/25/2045 •	303	217

Washington Mutual Mortgage Pass-Through Certificates Trust
2.736% due 07/25/2046 ^•	6	5
3.117% due 12/25/2046 •	186	163

Total Non-Agency Mortgage-Backed Securities (Cost $12,216)		13,228

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 14.5%

ACE Securities Corp. Home Equity Loan Trust
2.626% due 07/25/2036 •	$1,636	$1,329

Aegis Asset-Backed Securities Trust
3.186% due 03/25/2035 •	300	288

Amortizing Residential Collateral Trust
3.186% due 10/25/2031 •	10	9

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.981% due 06/25/2028 •	30	30
3.116% due 09/25/2028 •	130	132

Bayview Opportunity Master Fund Trust
3.721% due 02/28/2033 Ø	52	52
4.090% due 02/28/2034 Ø	853	863
4.213% due 10/29/2033 Ø	111	112

Centex Home Equity Loan Trust
2.786% due 01/25/2032 •	12	12

CIT Group Home Equity Loan Trust
3.026% due 06/25/2033 •	55	55

Citigroup Mortgage Loan Trust
2.646% due 12/25/2036 •	866	578

Conseco Finance Home Equity Loan Trust
3.984% due 05/15/2032 •	176	176

Countrywide Asset-Backed Certificates
2.626% due 04/25/2047 •	208	202
3.166% due 06/25/2033 •	47	47

Crown Point CLO Ltd.
3.713% due 07/17/2028	3,000	2,976

EMC Mortgage Loan Trust
3.986% due 08/25/2040 •	54	53

Figueroa CLO Ltd.
3.687% due 01/15/2027 •	2,400	2,397

Flagship Ltd.
3.881% due 01/20/2026 •	143	143

GSAA Home Equity Trust
2.786% due 03/25/2037 •	272	161

Home Equity Asset Trust
3.086% due 11/25/2032 •	3	3

HSI Asset Securitization Corp. Trust
2.626% due 01/25/2037 •	448	356

Jamestown CLO Ltd.
3.993% due 01/17/2027 •	2,210	2,209

Morgan Stanley ABS Capital, Inc. Trust
2.616% due 01/25/2037 •	1,158	586

Morgan Stanley Mortgage Loan Trust
2.846% due 04/25/2037 •	684	327

Mountain Hawk CLO Ltd.
3.581% due 07/20/2024 •	838	838

Navient Student Loan Trust
3.636% due 03/25/2066 •	872	881

OFSI Fund Ltd.
3.437% due 03/20/2025 •	115	115

Option One Mortgage Loan Trust
2.626% due 01/25/2037 •	848	636

Residential Asset Securities Corp. Trust
2.736% due 11/25/2036 ^•	743	641

RMAT LP
4.090% due 05/25/2048 Ø	828	832

Saxon Asset Securities Trust
4.236% due 12/25/2037 •	234	218

Securitized Asset-Backed Receivables LLC Trust
2.916% due 01/25/2035 •	548	517

Specialty Underwriting & Residential Finance Trust
3.166% due 01/25/2034 •	35	34

Staniford Street CLO Ltd.
3.791% due 06/15/2025 •	83	83

Structured Asset Investment Loan Trust
2.796% due 01/25/2036 •	1,409	1,336

United National Home Loan Owner Trust
7.410% due 03/25/2025 ^Ø	31	31

Utah State Board of Regents
3.236% due 01/25/2057 •	1,209	1,208

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	113

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø	$569	$568

Total Asset-Backed Securities (Cost $20,230)		21,034

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (e) 1.0%
		1,460

Total Short-Term Instruments (Cost $1,460)		1,460

Total Investments in Securities (Cost $236,976)		240,015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III	48,362	$478

Total Short-Term Instruments (Cost $478)		478

Total Investments in Affiliates (Cost $478)		478

MARKET VALUE (000S)
Total Investments 165.7% (Cost $237,454)	$240,493

Financial Derivative Instruments (g)(h) (0.0)% (Cost or Premiums, net $317)	(15)

Other Assets and Liabilities, net (65.7)%	(95,306)

Net Assets 100.0%	$145,172

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.400%	03/26/2019	04/02/2019	$925	U.S. Treasury Notes 2.750% due 08/31/2025	$(926)	$925	$925
FICC	2.000	03/29/2019	04/01/2019	535	U.S. Treasury Notes 1.125% due 06/30/2021	(548)	535	535

Total Repurchase Agreements						$(1,474)	$1,460	$1,460

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	3.000%	03/28/2019	04/08/2019	$(915)	$(915)
CSN	2.680	03/13/2019	04/10/2019	(8,699)	(8,711)
	2.690	03/13/2019	04/10/2019	(14,220)	(14,240)

Total Reverse Repurchase Agreements					$(23,866)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.630%	03/13/2019	04/16/2019	$(1,416)	$(1,418)

Total Sale-Buyback Transactions					$(1,418)

114	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (35.1)%
Fannie Mae, TBA	2.500%	04/01/2049	$1,000	$(949)	$(972)
Fannie Mae, TBA	3.000	05/01/2049	10,100	(9,945)	(10,047)
Fannie Mae, TBA	3.500	04/01/2034	2,000	(2,034)	(2,046)
Fannie Mae, TBA	3.500	05/01/2049	5,700	(5,778)	(5,775)
Fannie Mae, TBA	4.000	04/01/2049	9,450	(9,723)	(9,722)
Fannie Mae, TBA	4.500	05/01/2049	11,000	(11,403)	(11,454)
Fannie Mae, TBA	5.000	04/01/2049	2,500	(2,622)	(2,644)
Fannie Mae, TBA	5.500	04/01/2049	1,500	(1,593)	(1,601)
Fannie Mae, TBA	6.000	04/01/2049	2,500	(2,687)	(2,697)
Ginnie Mae, TBA	4.500	04/01/2049	2,000	(2,074)	(2,082)
Ginnie Mae, TBA	5.000	04/01/2049	1,800	(1,876)	(1,879)

Total U.S. Government Agencies				(50,684)	(50,919)

U.S. Treasury Obligations (0.6)%
U.S. Treasury Notes	2.750%	08/31/2025	900	(903)	(926)

Total Short Sales (35.7)%				$(51,587)	$(51,845)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(915)	$0	$0	$(915)	$911	$(4)
BOS	925	0	0	0	925	(926)	(1)
CSN	0	(22,951)	0	0	(22,951)	24,084	1,133
FICC	535	0	0	0	535	(548)	(13)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(926)	(926)	0	(926)
UBS	0	0	(1,418)	0	(1,418)	1,428	10

Total Borrowings and Other Financing Transactions	$1,460	$(23,866)	$(1,418)	$(926)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(22,951)	$0	$0	$(22,951)
U.S. Treasury Obligations	0	(915)	0	0	(915)

Total	$0	$(23,866)	$0	$0	$(23,866)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,418)	0	0	(1,418)

Total	$0	$(1,418)	$0	$0	$(1,418)

Total Borrowings	$0	$(25,284)	$0	$0	$(25,284)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(25,284)

(f)	Securities with an aggregate market value of $26,422 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(13,077) at a weighted average interest rate of 2.436%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(4)	Payable for short sales includes $2 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	115

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2019	50	$	5,791	$56	$0	$(11)
U.S. Treasury 10-Year Note June Futures	06/2019	24		3,187	68	0	(7)

					$124	$0	$(18)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	10	$	(1,242)	$(20)	$3	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	8		(1,344)	(53)	3	0

					$(73)	$6	$0

Total Futures Contracts					$51	$6	$(18)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	13,200	$495	$(408)	$87	$26	$0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		2,500	31	(99)	(68)	5	0
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	02/03/2026		12,000	46	67	113	28	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		3,500	(133)	(18)	(151)	2	0
Pay	3-Month USD-LIBOR	2.894	Semi-Annual	06/04/2028		600	0	30	30	0	(2)
Pay	3-Month USD-LIBOR	2.900	Semi-Annual	06/29/2028		1,200	0	60	60	0	(3)
Pay	3-Month USD-LIBOR	2.916	Semi-Annual	07/02/2028		300	0	13	13	0	(1)
Pay	3-Month USD-LIBOR	2.915	Semi-Annual	07/09/2028		1,000	0	45	45	0	(3)
Pay	3-Month USD-LIBOR	2.920	Semi-Annual	07/16/2028		600	0	27	27	0	(2)
Pay	3-Month USD-LIBOR	3.228	Semi-Annual	10/25/2028		600	0	48	48	0	(2)
Pay	3-Month USD-LIBOR	3.177	Semi-Annual	11/01/2028		600	0	46	46	0	(2)
Pay	3-Month USD-LIBOR	3.270	Semi-Annual	11/08/2028		6,300	0	532	532	0	(17)
Pay	3-Month USD-LIBOR	3.142	Semi-Annual	11/20/2028		600	0	44	44	0	(1)
Pay	3-Month USD-LIBOR	3.113	Semi-Annual	11/21/2028		1,200	0	84	84	0	(3)
Pay	3-Month USD-LIBOR	3.100	Semi-Annual	12/17/2028		100	0	7	7	0	0
Pay	3-Month USD-LIBOR	3.120	Semi-Annual	12/17/2028		200	0	14	14	0	(1)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		300	(2)	(15)	(17)	1	0
Pay	3-Month USD-LIBOR	2.697	Semi-Annual	01/04/2029		600	0	15	15	0	(1)
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		5,600	(133)	(152)	(285)	14	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		2,050	(77)	5	(72)	6	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,100	102	(82)	20	4	0

Total Swap Agreements							$329	$263	$592	$86	$(38)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$6	$89	$95	$0	$(18)	$(38)	$(56)

Cash of $1,163 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $3 for closed swap agreements is outstanding at period end.

116	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790%	08/27/2019	7,500	$5	$2

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	09/20/2019	7,500	4	2

DUB	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	08/22/2019	22,000	17	6
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	09/30/2019	4,000	3	4

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	08/05/2019	3,000	3	7

							$32	$21

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
JPM	Put - OTC Freddie Mac, TBA 4.000% due 05/01/2049	$	71.000	05/06/2019	4,000	$0	$0

SAL	Put - OTC Freddie Mac, TBA 3.500% due 05/01/2049		72.000	05/06/2019	11,000	1	0

						$1	$0

Total Purchased Options						$33	$21

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	08/27/2019	7,500	$(1)	$0

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/20/2019	7,500	(1)	(1)

DUB	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	08/22/2019	22,000	(2)	(1)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	09/30/2019	4,000	(1)	(1)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500	08/05/2019	3,000	(6)	(15)

							$(11)	$(18)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	$	98.969	05/06/2019	500	$(1)	$0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.031	05/06/2019	500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.711	05/06/2019	1,000	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		100.969	05/06/2019	500	1	(3)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.031	05/06/2019	500	(1)	(2)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049		100.203	06/06/2019	900	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049		102.203	06/06/2019	900	(1)	(1)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.484	06/06/2019	500	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049		99.570	04/03/2019	500	0	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049		100.629	04/03/2019	500	(1)	(4)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.270	05/06/2019	500	(1)	0

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.625	06/06/2019	500	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.734	06/06/2019	500	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.797	06/06/2019	500	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.625	06/06/2019	500	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.734	06/06/2019	500	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.797	06/06/2019	500	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049		98.656	04/03/2019	500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049		99.219	04/03/2019	500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049		100.219	04/03/2019	500	(1)	(6)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049		100.656	04/03/2019	500	(1)	(4)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.031	05/06/2019	500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.031	05/06/2019	500	(1)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.289	05/06/2019	1,000	(1)	(3)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049		99.844	06/06/2019	1,000	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049		101.844	06/06/2019	1,000	(1)	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	117

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
SAL	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049	$	100.688	04/03/2019	500	$(1)	$(3)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.031	05/06/2019	500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.125	05/06/2019	500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.141	05/06/2019	500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.719	05/06/2019	500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.031	05/06/2019	500	(1)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.125	05/06/2019	500	(1)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.141	05/06/2019	500	(1)	(2)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049		99.359	06/06/2019	500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049		99.406	06/06/2019	500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049		101.359	06/06/2019	500	(1)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049		101.406	06/06/2019	500	0	(2)

						$(34)	$(49)

Total Written Options						$(45)	$(67)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2038	$481	$0	$(3)	$0	$(3)
	Pay	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	273	0	(2)	0	(2)

JPS	Pay	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	214	0	(2)	0	(2)

SAL	Pay	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	156	0	(1)	0	(1)

Total Swap Agreements								$0	$(8)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$2	$0	$2	$0	$0	$0	$0	$2	$0	$2
CBK	0	2	0	2	0	(1)	0	(1)	1	0	1
DUB	0	10	0	10	0	(2)	(5)	(7)	3	0	3
FAR	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GLM	0	7	0	7	0	(15)	0	(15)	(8)	0	(8)
GSC	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
JPM	0	0	0	0	0	(24)	0	(24)	(24)	0	(24)
JPS	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
SAL	0	0	0	0	0	(13)	(1)	(14)	(14)	0	(14)

Total Over the Counter	$0	$21	$0	$21	$0	$(67)	$(8)	$(75)

**	Notional Amount represents the number of contracts.
(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

118	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	0	0	0	89	89

	$0	$0	$0	$0	$95	$95

Over the counter
Purchased Options	$0	$0	$0	$0	$21	$21

	$0	$0	$0	$0	$116	$116

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	0	0	0	38	38

	$0	$0	$0	$0	$56	$56

Over the counter
Written Options	$0	$0	$0	$0	$67	$67
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$75	$75

	$0	$0	$0	$0	$131	$131

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$48	$48
Swap Agreements	0	0	0	0	146	146

	$0	$0	$0	$0	$194	$194

Over the counter
Purchased Options	$0	$0	$0	$0	$(57)	$(57)
Written Options	0	0	0	0	159	159
Swap Agreements	0	0	0	0	154	154

	$0	$0	$0	$0	$256	$256

	$0	$0	$0	$0	$450	$450

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	0	0	0	(280)	(280)

	$0	$0	$0	$0	$(270)	$(270)

Over the counter
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Written Options	0	0	0	0	(26)	(26)
Swap Agreements	0	0	0	0	(104)	(104)

	$0	$0	$0	$0	$(135)	$(135)

	$0	$0	$0	$0	$(405)	$(405)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	119

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$474	$0	$474
Industrials	0	875	0	875
U.S. Government Agencies	0	199,799	0	199,799
U.S. Treasury Obligations	0	3,145	0	3,145
Non-Agency Mortgage-Backed Securities	1,000	9,285	2,943	13,228
Asset-Backed Securities	0	21,034	0	21,034
Short-Term Instruments
Repurchase Agreements	0	1,460	0	1,460

	$1,000	$236,072	$2,943	$240,015

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$478	$0	$0	$478

Total Investments	$1,478	$236,072	$2,943	$240,493

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(50,919)	$0	$(50,919)
U.S. Treasury Obligations	0	(926)	0	(926)

	$0	$(51,845)	$0	$(51,845)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	86	0	92
Over the counter	0	21	0	21

	$6	$107	$0	$113

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(18)	(38)	0	(56)
Over the counter	0	(75)	0	(75)

	$(18)	$(113)	$0	$(131)

Total Financial Derivative Instruments	$(12)	$(6)	$0	$(18)

Totals	$1,466	$184,221	$2,943	$188,630

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$1,732	$1,344	$(215)	$(1)	$(6)	$89	$0	$0	$2,943	$77

Totals	$1,732	$1,344	$(215)	$(1)	$(6)	$89	$0	$0	$2,943	$77

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,943	Proxy Pricing	Base Price	100.703-103.375

Total	$2,943

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

120	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 161.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$1,995	$1,995

Total Loan Participations and Assignments (Cost $1,966)			1,995

CORPORATE BONDS & NOTES 0.9%

BANKING & FINANCE 0.8%

Alexandria Real Estate Equities, Inc.
3.800% due 04/15/2026		200	203
4.000% due 01/15/2024		100	104

Alpha Bank AE
2.500% due 02/05/2023	EUR	5,200	6,048

Banca Monte dei Paschi di Siena SpA
2.000% due 01/29/2024		8,275	9,478

Physicians Realty LP
3.950% due 01/15/2028		$3,600	3,484

Preferred Term Securities Ltd.
2.911% (US0003M + 0.300%) due 03/22/2037 ~		402	366
2.911% (US0003M + 0.300%) due 09/22/2037 ~		3,351	3,049
2.961% (US0003M + 0.350%) due 03/22/2038 ~		2,011	1,850
2.991% (US0003M + 0.380%) due 09/23/2035 ~		477	465
3.191% (US0003M + 0.580%) due 03/23/2035 ~		4,000	3,580

Ventas Realty LP
4.125% due 01/15/2026		11,400	11,721

			40,348

INDUSTRIALS 0.1%

GlaxoSmithKline Capital, Inc.
3.625% due 05/15/2025		1,600	1,658

Times Square Hotel Trust
8.528% due 08/01/2026		353	409

			2,067

Total Corporate Bonds & Notes (Cost $39,571)			42,415

U.S. GOVERNMENT AGENCIES 77.7%

Fannie Mae
0.000% due 01/25/2033 - 05/25/2048 (b)(e)		16,695	13,905
0.000% due 07/25/2036		7	6
0.200% due 02/25/2043 •(a)		8,291	79
0.268% due 01/25/2044 ~(a)		7,246	83
0.766% due 01/25/2043 •		2,027	1,481
0.819% due 09/25/2022 ~(a)		101,890	2,144
1.022% due 01/25/2043 •		1,155	959
1.410% due 10/25/2046 ~(a)		829	43
1.434% due 07/25/2044 - 04/25/2046 ~(a)		5,442	258
1.465% due 08/25/2047 •(a)		81,278	5,423
1.500% due 03/25/2042		2,369	1,979
1.515% due 01/25/2033 •		3,525	3,131
1.526% due 07/25/2052 ~(a)		2,454	114
1.562% due 07/25/2044 ~(a)		3,374	175
1.581% due 04/25/2055		4,081	233
1.612% due 01/25/2045 ~(a)		2,717	111
1.617% due 05/25/2047 •		8,220	7,040
1.621% due 07/25/2045 ~(a)		11,083	661
1.634% due 03/25/2045 ~(a)		2,345	110
1.660% due 08/25/2055		2,553	142
1.664% due 08/25/2054		1,653	91
1.665% due 02/25/2033 •		4,609	4,191
1.700% due 08/25/2044 ~(a)		2,486	125
1.717% due 09/25/2045 ~(a)		2,733	152
1.788% due 05/25/2043 •		3,311	2,974
1.789% due 09/01/2043 •(h)		8,370	8,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 12/25/2042	$83	$57
2.272% due 01/25/2043 •	2,998	2,569
2.293% due 10/25/2042 •	509	418
2.413% due 01/01/2047 •	241	238
2.416% due 03/25/2043 •	1,974	1,878
2.417% due 03/25/2043 •	27,434	24,035
2.500% due 06/25/2022	1	1
2.500% due 12/25/2027 - 02/25/2028 (a)	11,046	759
2.500% due 01/01/2033 (h)	5,490	5,452
2.511% due 03/25/2047 •	256	239
2.600% due 09/01/2024 (h)	15,400	15,427
2.717% due 03/25/2033 •	11,009	10,513
2.786% due 05/25/2048 •	12,556	12,412
2.786% due 12/25/2048 •(h)	80,254	79,869
2.940% due 02/25/2049	18,185	18,229
2.990% due 09/01/2025 (h)	6,990	7,094
3.000% due 12/25/2021 - 12/25/2048 (a)	256,044	30,672
3.000% due 09/25/2022 - 09/25/2048	104,102	99,406
3.000% due 04/01/2031 - 12/01/2046 (h)	69,830	70,304
3.010% due 04/01/2024 (c)	27,330	27,650
3.036% due 06/25/2042 •	24,231	24,380
3.086% due 02/25/2024 •	5	5
3.115% due 06/25/2044 •(a)	12,845	1,825
3.225% due 04/01/2048 •	536	544
3.249% due 05/01/2047 •(h)	7,224	7,343
3.256% due 11/25/2036 •	8,890	9,001
3.330% due 07/01/2022	1,894	1,952
3.336% due 07/25/2038 - 12/25/2039 •	3,028	3,067
3.360% due 02/01/2032 (h)	11,385	11,615
3.370% due 10/01/2025 (h)	33,576	34,871
3.430% due 03/01/2033	1,000	1,018
3.465% due 10/25/2043 •(a)	30,520	5,801
3.467% due 05/01/2048 •	697	711
3.490% due 07/01/2026	4,045	4,237
3.500% due 10/25/2021 - 11/25/2047 (a)	207,196	30,461
3.500% due 10/25/2027 - 04/25/2046	50,961	22,558
3.500% due 03/01/2038 - 01/01/2047 (h)	37,871	38,742
3.501% due 04/25/2049 •(a)	29,013	5,116
3.515% due 07/25/2046 - 12/25/2046 •(a)	54,220	10,724
3.519% due 12/25/2042 - 10/25/2043 •	5,444	5,204
3.525% due 11/25/2042 - 10/25/2045 •	6,710	6,517
3.534% due 11/25/2042 - 05/25/2043 •	361	343
3.541% due 06/01/2048 •	2,359	2,414
3.560% due 02/25/2047	18,641	3,470
3.565% due 10/25/2042 - 03/25/2049 •(a)	64,852	10,761
3.575% due 02/01/2026 (h)	12,198	12,868
3.600% due 08/01/2023	436	460
3.604% due 06/01/2048 •	727	745
3.615% due 06/25/2037 - 03/25/2045 •(a)	45,777	8,515
3.620% due 01/01/2029	4,986	5,246
3.660% due 02/01/2026 (h)	20,750	22,001
3.660% due 05/25/2042 - 09/25/2048	22,128	2,913
3.665% due 08/25/2042 - 09/25/2047 •(a)	47,250	8,144
3.690% due 08/01/2023	3,501	3,673
3.715% due 06/25/2040 - 05/25/2048 •(a)	84,380	14,139
3.715% due 05/25/2048 •	16,415	16,878
3.750% due 05/25/2033 - 01/25/2044	2,483	2,607
3.760% due 08/25/2041	16,263	1,930
3.765% due 02/25/2043 •(a)	26,274	3,754
3.780% due 01/01/2029	5,350	5,710
3.840% due 02/01/2029	2,570	2,759
3.850% due 01/01/2029	8,383	8,996
3.930% due 02/01/2031	1,318	1,425
3.940% due 03/25/2042	3,786	689
3.950% due 02/01/2031	1,098	1,184
4.000% due 01/25/2033 - 06/25/2048 (a)	134,585	26,414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/01/2033 - 03/01/2048	$346,294	$322,679
4.000% due 03/01/2037 - 12/01/2047 (h)	344,747	358,089
4.000% due 03/25/2047 •	367	345
4.050% due 12/01/2028	3,720	4,050
4.115% due 09/25/2040 •(a)	3,523	406
4.148% due 08/25/2033 •	796	818
4.165% due 05/25/2036 - 04/25/2037 •(a)	4,056	314
4.215% due 10/25/2026 - 08/25/2040 •(a)	5,227	474
4.250% due 06/01/2035 •	112	118
4.265% due 09/25/2039 •(a)	137	20
4.310% due 11/25/2036	2,049	347
4.315% due 12/25/2032 •(a)	2,652	446
4.347% due 01/01/2035 •	331	345
4.368% due 12/01/2034 •	313	325
4.415% due 04/25/2038 •(a)	1,011	153
4.448% due 08/25/2043 ~	47	48
4.500% due 08/01/2019 - 01/01/2042	8,070	8,479
4.500% due 12/01/2038 - 01/01/2049 (h)	81,734	85,910
4.500% due 09/25/2046 (a)	3,867	745
4.559% due 05/25/2042 ~	42	43
4.615% due 10/25/2034 •(a)	1,899	253
4.660% due 12/01/2035 •	1,380	1,457
4.722% due 10/25/2041 •	687	675
4.791% due 01/01/2035 •	684	720
4.822% due 11/25/2041	3,331	3,604
5.000% due 04/25/2033 - 07/25/2040	237	260
5.000% due 06/01/2048 (h)	6,736	7,216
5.095% due 08/25/2043 •	1,109	1,203
5.120% due 06/25/2043	6,798	7,462
5.215% due 08/25/2034 •(a)	1,055	188
5.500% due 02/25/2029 (a)	15	2
5.500% due 01/25/2032 ~(a)	269	51
5.500% due 07/25/2034 - 11/01/2036	3,447	3,792
6.000% due 04/25/2032 - 02/25/2033 (a)	448	88
6.000% due 02/25/2034	174	192
6.058% due 05/25/2043 •	611	741
6.300% due 06/25/2031 ~	47	47
6.500% due 04/25/2038 (a)	483	119
7.000% due 12/25/2023 - 03/25/2049	76	92
7.689% due 03/25/2040 •	283	323
11.028% due 09/25/2024	13	14
12.769% due 09/25/2023 •	3	4
15.578% due 12/25/2036 •	118	162

Fannie Mae, TBA
2.500% due 04/01/2034 - 04/01/2049	96,800	94,878
3.000% due 04/01/2034 - 05/01/2034	168,200	169,697
3.500% due 05/01/2034 - 06/01/2049	159,550	162,248
4.000% due 04/01/2034	72,000	74,174
5.000% due 04/01/2049	50,450	53,350
6.000% due 05/01/2049	2,000	2,155

Freddie Mac
0.000% due 09/15/2032 - 10/15/2058 (b)(e)	185,852	148,812
0.000% due 08/15/2057	60,740	47,604
0.529% due 08/25/2022 ~(a)	105,106	1,501
0.609% due 07/25/2024 ~(a)	138,361	3,768
0.839% due 09/25/2022 ~(a)	43,584	1,052
1.227% due 10/15/2037 ~(a)	833	33
1.260% due 08/25/2019 ~(a)	134,472	409
1.343% due 11/25/2019 ~(a)	93,230	620
1.394% due 01/15/2033 •	1,276	1,129
1.454% due 10/15/2037 ~(a)	292	13
1.466% due 07/15/2047 •(a)	61,394	4,105
1.588% due 10/15/2041 ~(a)	1,518	63
1.592% due 01/15/2038 ~(a)	7,497	427
1.623% due 05/15/2037 ~(a)	595	31
1.639% due 10/15/2038 ~(a)	10,946	632

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	121

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.647% due 11/15/2038	$2,638	$145
1.663% due 08/15/2041	824	44
1.673% due 03/15/2037 ~(a)	907	56
1.697% due 11/15/2036 ~(a)	2,254	149
1.763% due 06/15/2038 ~(a)	1,536	102
1.788% due 02/15/2038 ~(a)	2,028	112
1.791% due 08/15/2036	1,566	104
2.016% due 08/15/2040 •(a)	4,420	338
2.274% due 02/15/2033	3,068	2,934
2.274% due 05/15/2033 - 08/15/2047 •	6,377	5,966
2.360% due 10/15/2042 •	1,426	1,195
2.413% due 11/15/2042 •	2,551	2,169
2.420% due 01/15/2043 •	4,719	4,028
2.473% due 11/15/2032 •	375	358
2.500% due 09/15/2027 - 03/15/2031 (a)	74,129	5,210
2.500% due 12/15/2027 - 01/15/2033	13,116	8,717
2.516% due 04/15/2042 •(a)	4,306	502
2.600% due 03/15/2045	587	545
2.859% due 10/15/2037	21,246	21,255
2.859% due 10/15/2037 - 10/15/2038 •	12,040	12,028
2.859% due 01/15/2038 (h)	7,497	7,461
2.984% due 06/15/2042 •	26,234	26,281
3.000% due 04/15/2027 - 09/15/2048 (a)	85,093	11,176
3.000% due 09/15/2027 - 06/15/2048	53,517	47,366
3.210% due 09/25/2024 ~	13,400	12,381
3.314% due 12/15/2027 ~(a)	2,616	206
3.353% due 07/15/2043	552	538
3.406% due 09/15/2043 •(a)	25,414	4,347
3.500% due 01/15/2032 - 04/15/2046 (a)	89,999	14,277
3.500% due 01/01/2038 - 04/15/2054	33,060	25,103
3.500% due 02/01/2047 - 04/01/2047 (h)	16,126	16,456
3.516% due 10/15/2036 - 07/15/2042 •(a)	54,379	8,911
3.516% due 05/15/2042 - 08/15/2042	10,917	1,913
3.525% due 07/15/2037 - 08/15/2045 •	8,161	8,459
3.528% due 12/15/2042 •	1,732	1,747
3.563% due 05/15/2043 •	933	901
3.566% due 08/15/2041 - 09/15/2044 •(a)	21,797	3,459
3.616% due 12/15/2042 - 02/15/2044 •(a)	28,654	4,465
3.666% due 08/15/2025 - 10/15/2048 •(a)	178,801	25,780
3.666% due 06/15/2048	15,553	2,276
3.716% due 01/15/2033 - 06/15/2048 •(a)	21,549	3,054
3.716% due 03/15/2048	6,187	1,144
3.946% due 02/15/2037 •(a)	956	149
3.966% due 04/15/2032 •(a)	2,931	391
4.000% due 04/15/2019 - 06/01/2048	39,272	27,545
4.000% due 01/15/2033 - 02/15/2047 •	11,983	11,900
4.000% due 03/15/2042 - 09/15/2048 (a)	18,990	3,259
4.000% due 07/01/2043 - 03/01/2048 (h)	71,869	74,634
4.016% due 01/15/2039 •(a)	2,299	85
4.116% due 01/15/2041 •(a)	717	114
4.125% due 06/15/2041 Ø	8,342	8,769
4.166% due 02/15/2032 - 03/15/2035 •(a)	2,042	198
4.216% due 09/15/2026 - 07/15/2042 •(a)	5,626	735
4.216% due 09/15/2035	833	123
4.266% due 03/15/2037 •(a)	995	120
4.500% due 04/01/2019 - 11/15/2040	1,349	1,451
4.500% due 12/01/2041 - 02/01/2048 (h)	6,141	6,540
4.500% due 07/15/2042 (a)	5,061	1,046
4.500% due 04/15/2044 - 12/15/2046 •	8,047	7,809
4.722% due 09/15/2041 •	1,655	1,705
4.833% due 10/15/2040 •	284	317
4.933% due 01/15/2041 •	1,081	1,202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/15/2042 - 11/15/2046 •	$10,443	$11,027
5.474% due 09/17/2032 •	35	37
5.500% due 02/15/2033 - 01/01/2038	1,925	2,106
5.500% due 05/15/2041 •	106	116
5.516% due 06/15/2031 •(a)	239	44
5.629% due 05/15/2035 •	274	313
6.000% due 07/15/2035	453	609
6.000% due 03/15/2044 (a)	573	144
6.003% due 04/15/2043 •	1,648	2,079
6.043% due 05/15/2041 •	842	1,039
6.425% due 12/15/2023 •(a)	432	38
7.000% due 03/01/2039	46	52
7.009% due 02/15/2041 •	634	791
7.500% due 06/15/2042 •	1,270	1,417
7.940% due 05/15/2024 •(a)	232	34
8.018% due 05/15/2033 •	22	25
8.033% due 05/15/2033 •	7	9
9.226% due 05/15/2035 •	87	88
9.849% due 10/15/2033 •	354	428
10.710% due 11/15/2034 •	13	16
11.686% due 10/25/2027 •	248	329
12.808% due 10/15/2023 •	36	42
13.236% due 03/25/2025 •	678	908

Freddie Mac, TBA
3.500% due 04/01/2049	7,000	7,102

Ginnie Mae
0.000% due 06/20/2040 - 11/16/2045 (b)(e)	67,143	57,359
0.000% due 09/20/2042	2,213	2,037
0.000% due 05/16/2050 ~	5,966	10
0.048% due 08/20/2047	16,969	467
0.211% due 04/16/2053 ~(a)	2,142	15
0.253% due 06/20/2046 ~(a)	13,325	301
0.277% due 05/20/2047 ~(a)	31,340	880
0.398% due 11/20/2046 ~(a)	20,455	566
0.451% due 08/16/2048 ~(a)	12,780	251
0.481% due 01/20/2047	18,274	449
0.511% due 10/20/2046	19,015	425
0.514% due 12/20/2045 ~(a)	3,994	94
0.598% due 07/20/2046 ~(a)	19,118	504
0.603% due 11/20/2046 ~(a)	1,308	31
0.638% due 09/20/2045 ~(a)	5,791	174
0.719% due 11/20/2045 ~(a)	3,518	107
0.749% due 08/20/2045 ~(a)	2,399	68
0.766% due 06/20/2042	4,762	160
0.795% due 04/20/2043 ~(a)	26,029	680
0.816% due 06/20/2042 ~(a)	4,461	157
0.824% due 05/20/2040 ~(a)	12,335	426
0.841% due 07/20/2041 ~(a)	3,937	113
0.916% due 06/20/2043 ~(a)	3,687	108
1.302% due 02/20/2049 •(a)	105,799	5,123
1.662% due 05/16/2053 ~(a)	439	31
2.250% due 07/16/2045	3,535	3,006
2.382% due 12/20/2042 ~	2,139	2,024
2.500% due 03/20/2045	2	2
2.500% due 04/20/2045 - 08/20/2045 •	4,990	5,088
2.738% due 03/20/2041 •	1,284	1,275
2.789% due 08/20/2046	36,797	36,616
2.959% due 11/20/2060 •	1,312	1,310
3.000% due 05/20/2039 - 06/20/2046 (a)	33,435	4,000
3.000% due 01/20/2046 - 03/20/2048	20,566	8,839
3.000% due 11/20/2046 - 12/20/2046 (h)	33,939	34,176
3.009% due 03/20/2061 •	662	662
3.029% due 08/20/2062 •	1,151	1,152
3.062% due 09/20/2043 •(a)	3,114	330
3.065% due 01/20/2044	4,000	3,942
3.259% due 09/20/2065 •	2,552	2,565
3.259% due 11/20/2065	14,469	14,547
3.479% due 09/20/2045	323	327
3.500% due 03/20/2042 - 01/20/2048	23,471	23,952
3.500% due 11/20/2042 - 09/20/2046 (a)	12,590	2,751
3.500% due 10/20/2044 •	7,767	7,918

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 04/20/2046 - 12/20/2047 (h)	$14,956	$15,326
3.559% due 02/20/2066 •	3,932	4,002
3.561% due 03/20/2049 •(a)	32,000	4,320
3.568% due 06/16/2039 •(a)	2,138	277
3.592% due 11/20/2045 •(a)	11,871	2,199
3.610% due 12/20/2035	27,864	4,190
3.612% due 01/20/2035 - 07/20/2043 •(a)	4,985	669
3.618% due 11/16/2034 •(a)	774	106
3.712% due 09/20/2048 •(a)	30,354	2,306
3.762% due 02/20/2042 •(a)	547	38
3.762% due 02/20/2045 - 04/20/2048 •	9,188	9,301
3.918% due 01/16/2038 •(a)	4,901	468
3.968% due 02/16/2040 •(a)	4,234	665
4.000% due 07/20/2039 - 08/15/2048	12,467	12,963
4.000% due 10/16/2044 (a)	2,715	476
4.000% due 11/20/2046 •	3,948	3,990
4.092% due 10/20/2033 •(a)	1,158	148
4.215% due 05/20/2041	3,904	525
4.500% due 07/20/2039 - 07/20/2048	6,797	7,088
4.500% due 12/16/2041 - 05/20/2043 (a)	4,217	642
4.500% due 05/20/2048 - 07/20/2048 (h)	17,470	17,869
4.625% due 12/20/2040 •	3,156	3,313
5.000% due 08/20/2034 - 03/20/2049	34,171	35,886
5.000% due 09/20/2038 - 05/16/2043 (a)	2,215	427
5.000% due 06/20/2045 - 08/20/2045 •	1,755	1,899
5.000% due 09/20/2048 - 02/20/2049 (h)	123,211	129,308
5.500% due 02/20/2034 - 04/20/2040	467	483
5.500% due 11/16/2037 (a)	71	6
6.000% due 07/20/2038 - 06/20/2041	615	673
6.500% due 03/15/2035	824	943
7.500% due 11/15/2030	11	12
8.000% due 05/17/2034 •	101	104
9.676% due 10/20/2045	2,620	3,082

Ginnie Mae, TBA
3.000% due 04/01/2049	112,800	113,351
4.000% due 04/01/2049 - 05/01/2049	176,100	181,894
4.500% due 04/01/2049	31,500	32,716
5.000% due 04/01/2049 - 05/01/2049	90,350	94,396

Total U.S. Government Agencies (Cost $3,807,378)		3,816,049

U.S. TREASURY OBLIGATIONS 26.6%

U.S. Treasury Inflation Protected Securities (f)
0.875% due 01/15/2029 (h)	126,595	130,790

U.S. Treasury Notes
1.750% due 03/31/2022 (j)(l)	22,900	22,591
1.750% due 05/31/2022 (h)	69,340	68,351
1.750% due 06/30/2022 (h)(l)	2,800	2,759
1.750% due 09/30/2022 (h)(l)	57,200	56,295
1.750% due 01/31/2023 (j)(l)	25,350	24,911
1.875% due 08/31/2022 (h)(j)(l)	57,200	56,549
2.000% due 07/31/2022 (h)(l)	37,500	37,238
2.000% due 10/31/2022 (h)	64,100	63,619
2.000% due 11/30/2022 (h)(j)	15,000	14,885
2.125% due 12/31/2021 (h)	92,400	92,147
2.125% due 06/30/2022 (h)(j)	100,300	100,010
2.250% due 11/15/2025 (h)(l)	1,600	1,594
2.250% due 03/31/2026 (c)	29,900	29,788
2.250% due 02/15/2027 (h)	137,850	136,918
2.250% due 08/15/2027 (h)	21,700	21,516
2.375% due 01/31/2023 (h)	61,800	62,153
2.500% due 03/31/2023 (h)	45,750	46,238
2.500% due 02/28/2026 (h)	57,600	58,293
2.625% due 06/30/2023 (h)	25,000	25,404

122	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 12/31/2025 (h)		$37,700	$38,451
2.625% due 01/31/2026 (h)(l)		60,500	61,710
2.625% due 02/15/2029 (h)		42,420	43,251
2.750% due 06/30/2025 (h)		5,100	5,235
2.750% due 02/15/2028 (j)(l)		3,300	3,398
2.875% due 11/30/2025 (h)		75,400	78,039
3.000% due 09/30/2025 (h)		22,000	22,925

Total U.S. Treasury Obligations (Cost $1,299,074)			1,305,058

NON-AGENCY MORTGAGE-BACKED SECURITIES 24.3%

Adjustable Rate Mortgage Trust
3.636% due 02/25/2035 •		4,535	4,275

Aggregator of Loans Backed by Assets PLC
1.979% (BP0001M + 1.250%) due 04/24/2049 ~	GBP	548	716

American Home Mortgage Assets Trust
2.716% due 06/25/2037 •		$11,724	9,228
2.776% due 08/25/2037 ^•		11,104	10,140
4.138% due 01/25/2036 ~		1,583	1,319

American Home Mortgage Investment Trust
2.886% due 03/25/2046 •		9,561	9,202
3.345% due 06/25/2045 •		1,720	1,444
4.704% due 06/25/2045 •		325	326

Anthracite Ltd.
5.678% due 06/20/2041		7,900	1,944

Ashford Hospitality Trust
3.734% due 04/15/2035 •		8,335	8,333
3.784% due 05/15/2035 •		2,200	2,201
4.084% due 05/15/2035 •		1,600	1,600
4.584% due 04/15/2035 •		8,500	8,517
5.234% due 05/15/2035 •		2,300	2,305

Banc of America Alternative Loan Trust
2.846% due 06/25/2037 •		585	460
4.155% due 06/25/2037 ^•(a)		629	101
6.000% due 06/25/2046 ^		2,807	2,523

Banc of America Commercial Mortgage Trust
5.678% due 02/10/2051 ~		4,617	4,657
5.763% due 02/10/2051 ~		5,368	5,080

Banc of America Funding Trust
2.709% due 05/26/2037 •		35,008	30,568
4.348% due 02/20/2036 ^~		1,546	1,452
4.660% due 01/20/2047 ^~		413	397
6.000% due 09/25/2036		28	27

Banc of America Mortgage Trust
4.185% due 05/25/2034 ~		72	73
4.331% due 06/25/2034 ~		104	103
4.364% due 04/25/2035 ^~		380	362
4.471% due 11/20/2046 ^~		169	165

Bancaja Fondo de Titulizacion de Activos
0.000% due 02/20/2036 •	EUR	1,080	1,204

Barclays Commercial Mortgage Securities Trust
4.875% due 07/15/2037 •		$10,600	10,642

BCAP LLC Trust
2.660% due 01/26/2037 ~		4,573	4,160
4.000% due 03/26/2036 ~		360	359
4.356% due 01/26/2034 ~		249	245

Bear Stearns Adjustable Rate Mortgage Trust
4.133% due 10/25/2036 ^~		530	499
4.669% due 05/25/2037 ~		6,036	5,765
4.792% due 12/25/2046 ^•		955	876
4.817% due 12/25/2046 •		3,793	3,419

Bear Stearns ALT-A Trust
2.646% due 02/25/2034 •		54	54
2.806% due 08/25/2036 ^•		8,800	9,124
2.986% due 01/25/2036 ^•		1,791	1,838
3.906% due 08/25/2036 ^~		7,046	5,846
4.676% due 04/25/2035 ~		127	117

Bear Stearns Mortgage Funding Trust
2.716% due 09/25/2046 ^•		154	161

Bear Stearns Structured Products, Inc. Trust
4.335% due 01/26/2036 ^~		4,008	3,626

BSPRT Issuer Ltd.
3.584% due 10/15/2034 •		9,560	9,550

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BX Commercial Mortgage Trust
3.234% due 11/15/2035 •	$48,003	$47,935

BX Trust
3.684% due 07/15/2034 •	9,095	9,085

BXP Trust
3.379% due 06/13/2039	10,300	10,493

Chase Mortgage Finance Trust
4.255% due 02/25/2037 ~	113	115

ChaseFlex Trust
2.636% due 08/25/2037 •	5,190	5,339
2.826% due 05/25/2037 •	2,650	2,529

Citigroup Commercial Mortgage Trust
3.764% due 07/15/2027 •	4,300	4,301

Citigroup Mortgage Loan Trust
3.987% due 06/27/2037 ~	7,028	7,000
4.099% due 02/20/2036 ~	5,154	4,900
4.490% due 05/25/2035 •	16	17
4.980% due 03/25/2036 ^•	59	60
5.500% due 09/25/2035 ~	4,223	4,259
6.000% due 08/25/2037 ~	2,948	2,227

Civic Mortgage LLC
3.892% due 06/25/2022 Ø	2,759	2,754
4.349% due 11/25/2022 Ø	1,338	1,338

CLNS Trust
3.293% due 06/11/2032 •	10,100	10,082

Commercial Mortgage Trust
1.546% due 12/10/2045 ~(a)	5,748	272
2.867% due 02/10/2048	5,000	4,436
3.424% due 03/10/2031	10,000	10,273

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	65	53

Countrywide Alternative Loan Trust
2.606% due 06/25/2036 •	4,176	3,910
2.626% due 04/25/2047 •	528	506
2.666% due 11/25/2036 •	6,509	6,205
2.676% due 09/25/2046 ^•	3,064	2,842
2.766% due 08/25/2047 ^•	5,145	4,426
2.886% due 06/25/2036 ^•	2,260	1,403
3.115% due 06/25/2036 •(a)	2,237	468
3.128% due 11/20/2035 •	491	468
3.186% due 05/25/2036 •	261	156
3.797% due 08/25/2035 •	7,044	7,032
3.888% due 05/25/2036 ~	4,238	3,874
3.897% due 09/25/2035 •	688	688
4.298% due 03/25/2047 ^•	177	158
4.465% due 10/25/2037 ^•(a)	8,153	2,167
5.500% due 07/25/2035	10,267	9,601
6.000% due 07/25/2036 ^	25,844	18,996
6.000% due 08/25/2036	2,921	2,979
6.000% due 08/25/2036 •	2,357	2,365
6.000% due 04/25/2037 ^	1,242	891
6.000% due 04/25/2037	5,580	4,199
6.000% due 07/25/2037	17,308	12,546
6.500% due 12/25/2036	11,649	8,795

Countrywide Asset-Backed Certificates
2.726% due 04/25/2036 ^•	366	297

Countrywide Home Loan Mortgage Pass-Through Trust
3.146% due 02/25/2035 •	653	661
3.869% due 01/25/2036 ~	102	97
3.923% due 03/25/2037 ^~	790	725
4.003% due 02/25/2047 ^~	1,046	937
4.106% due 01/25/2036 ^~	4,427	4,104
5.500% due 01/25/2035	347	351
5.750% due 05/25/2037 ^	38	28
5.750% due 07/25/2037 ^	2,759	2,337
6.000% due 01/25/2038	418	326
6.250% due 09/25/2037 ^	120	110
6.500% due 11/25/2037 ^	6,557	4,971

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 06/25/2035 ^	906	930

Credit Suisse Mortgage Capital Certificates
4.066% due 09/27/2047 ~	7,533	7,636
4.337% due 01/26/2047 ~	5,260	4,164
6.250% due 05/26/2048	8,709	6,523
6.353% due 10/26/2036 ~	1,383	1,246

Credit Suisse Mortgage Capital Trust
4.790% due 05/27/2053 ~	2,339	2,385

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSMCM Trust
4.239% due 07/25/2050 (a)		$9,696	$9,923

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.636% due 03/25/2037 ^•		1,874	1,729
2.726% due 01/25/2047 •		1,931	1,627
2.786% due 09/25/2047 ^•		29,940	26,674

Dukinfield PLC
1.870% due 08/15/2045 •	GBP	512	669

Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	1,246	1,378

Eurosail PLC
1.613% due 09/13/2045 •	GBP	1,532	1,878

First Horizon Alternative Mortgage Securities Trust
2.782% due 07/25/2036 ~		$143	126

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~		166	137
4.671% due 11/25/2035 ~		30	28

Global Mortgage Securitization Ltd.
2.756% due 04/25/2032 •		832	810

GMAC Commercial Mortgage Securities, Inc.
5.044% due 12/10/2041 ^~		10,305	10,305

GMAC Mortgage Corp. Loan Trust
4.541% due 05/25/2035 ~		18	17

Great Hall Mortgages PLC
2.745% due 06/18/2039 •		705	687

GS Mortgage Securities Corp.
4.579% due 10/10/2032		26,200	26,784

GS Mortgage Securities Corp. Trust
3.684% due 07/15/2031 •		9,225	9,192
3.934% due 07/15/2031 •		3,293	3,270
4.067% due 02/10/2029 ~		26,000	26,083

GS Mortgage Securities Trust
1.349% due 08/10/2043 ~(a)		56,343	767

GSMPS Mortgage Loan Trust
2.886% due 04/25/2036 •		8,986	7,731

GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		989	599

HarborView Mortgage Loan Trust
2.672% due 01/19/2038 •		26,510	25,444
2.692% due 11/19/2036 •		9,518	8,538
3.102% due 08/19/2045 •		67	66
4.397% due 10/19/2035 •		30,104	23,480
4.652% due 04/19/2034 ~		139	140

HSI Asset Loan Obligation Trust
2.856% due 12/25/2036 •		943	373
4.145% due 12/25/2036 •(a)		923	197

HSI Asset Securitization Corp. Trust
3.296% due 07/25/2035 •		13,265	13,271

Hudson’s Bay Simon JV Trust
5.447% due 08/05/2034 ~		10,000	9,742

Impac Secured Assets Trust
2.656% due 01/25/2037 •		1,543	1,506
2.766% due 08/25/2036 •		2,301	1,932
2.836% due 05/25/2036 •		62	62

IndyMac Mortgage Loan Trust
3.266% due 12/25/2034 •		458	396
3.605% due 09/25/2036 ^~		3,775	3,288
3.790% due 06/25/2037 ^~		17,528	14,849
3.819% due 09/25/2036 ^~		274	246
3.997% due 08/25/2035 ~		80	73

Jefferies Resecuritization Trust
4.248% due 02/26/2036 ~		255	256
8.393% due 06/25/2047 ~		1,130	1,030

JPMorgan Alternative Loan Trust
2.646% due 11/25/2036 ^•		2,887	2,498
2.806% due 09/25/2036 •		522	520
4.060% due 11/25/2036 ^~		2,917	2,911
6.000% due 12/27/2036		4,328	3,552

JPMorgan Chase Commercial Mortgage Securities Trust
4.194% due 06/15/2035 •		2,500	2,500
4.624% due 10/15/2032 •		3,900	3,877
5.337% due 05/15/2047		34,650	32,484

JPMorgan Mortgage Trust
4.220% due 11/25/2035 ~		6,357	6,149

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	123

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.562% due 07/25/2035 ~		$11	$11
4.688% due 04/25/2035 ~		56	57

JPMorgan Resecuritization Trust
6.000% due 08/26/2036 ~		3,673	3,645
6.000% due 09/26/2036		8,459	7,498

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «		7,968	8,044
4.250% due 09/29/2046 «		41,707	43,870

La Hipotecaria Panamanian Mortgage Trust
2.500% due 09/08/2039 «•		7,929	7,760
3.258% due 11/24/2042 «•		14,910	15,031

LB-UBS Commercial Mortgage Trust
0.330% due 02/15/2040 ~(a)		5,071	1
5.601% due 02/15/2040 ~		2,834	2,836

Lehman Mortgage Trust
2.806% due 08/25/2036 ^•		185	145
2.936% due 11/25/2036 •		32,961	12,948
4.065% due 11/25/2036 •(a)		20,229	6,504
5.750% due 02/25/2037 ^		6,879	6,115

Lehman XS Trust
2.726% due 08/25/2036 ^•		283	271
3.386% due 08/25/2047 ^•		4,162	3,668

Luminent Mortgage Trust
2.716% due 05/25/2037 ^•		53	52

MASTR Asset Securitization Trust
6.250% due 01/25/2038		907	762

MASTR Reperforming Loan Trust
7.000% due 07/25/2035		3,265	3,283

MASTR Resecuritization Trust
6.000% due 10/25/2036 ~		3,919	3,710

Merrill Lynch Mortgage Investors Trust
4.643% due 02/25/2036 ^~		916	803

ML-CFC Commercial Mortgage Trust
5.324% due 12/12/2049 ~		6,400	6,219

Theat Extension Fee
1.000% due 12/15/2024 «	GBP	24	0

Morgan Stanley Bank of America Merrill Lynch Trust
0.993% due 12/15/2048 ~(a)		$8,353	250

Morgan Stanley Mortgage Loan Trust
2.856% due 11/25/2035 •		1,097	1,099
3.386% due 02/25/2036 ^•		475	450
4.053% due 09/25/2035 ^~		112	97
5.500% due 10/25/2037 ^		885	885
5.701% due 02/25/2047 Ø		2,929	1,892

Mortgage Equity Conversion Asset Trust
2.920% due 02/25/2042 «•		4,077	3,878
2.970% due 01/25/2042 «•		34,541	32,873
2.980% due 05/25/2042 «•		16,287	15,167

MortgageIT Securities Corp. Mortgage Loan Trust
2.716% due 06/25/2047 •		4,487	4,192

Motel 6 Trust
3.404% due 08/15/2034 •		10,825	10,792
3.674% due 08/15/2034 •		9,562	9,543
4.634% due 08/15/2034 •		992	996

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates
5.000% due 01/22/2026		1,400	1,430

New York Mortgage Trust
3.146% due 08/25/2035 •		1,424	1,371

PFP Ltd.
3.364% due 07/14/2035 •		9,173	9,155
3.734% due 07/14/2035 •		7,874	7,872

RBSGC Mortgage Loan Trust
2.786% due 01/25/2037 •		22,653	9,603

RBSSP Resecuritization Trust
2.984% due 09/26/2034 •		6	6
4.687% due 12/25/2035 ~		6,000	5,886
6.000% due 06/26/2037 ~		653	542

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	17,945	13,571
3.650% due 08/12/2053		8,300	6,399

Residential Accredit Loans, Inc. Trust
2.626% due 01/25/2037 •		$5,691	5,483
2.676% due 05/25/2037 •		7,092	6,776
2.686% due 10/25/2046 •		2,168	2,076

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.786% due 08/25/2035 •		$254	$228
2.836% due 08/25/2035 ^•		1,451	1,238
3.286% due 10/25/2045 •		198	181
3.757% due 09/25/2045 •		3,883	3,612
5.017% due 05/25/2035 ^~		84	65
8.000% due 04/25/2036 ^•		296	291

Residential Asset Securitization Trust
6.250% due 08/25/2036		794	695

Residential Funding Mortgage Securities, Inc. Trust
5.422% due 04/25/2037 ~		640	599

RESIMAC Bastille Trust
3.332% due 12/16/2059 •		1,551	1,551

Sequoia Mortgage Trust
4.037% due 07/20/2037 ~		150	131

Stanlington PLC
1.845% due 06/12/2046 •	GBP	549	713

Structured Adjustable Rate Mortgage Loan Trust
2.636% due 02/25/2037 •		$6,617	6,118
3.136% due 08/25/2035 •		9,052	7,851
3.636% due 12/25/2037 ^•		4,607	4,049
4.087% due 05/25/2035 ~		2,180	1,924
4.291% due 08/25/2035 ~		621	622

Structured Asset Mortgage Investments Trust
2.666% due 07/25/2046 •		92	85
2.676% due 07/25/2046 ^•		6,727	5,383

Structured Asset Securities Corp.
2.746% due 11/25/2035 •		9,271	8,736

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.621% due 09/25/2033 ~		133	134

Theatre Hospitals PLC
3.928% due 10/15/2031 •	GBP	1,208	1,469

Thornburg Mortgage Securities Trust
3.386% due 03/25/2044 •		$42	41

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(c)	GBP	13,500	17,587

Towd Point Mortgage Funding PLC
1.659% (BP0003M + 0.800%) due 02/20/2045 ~		564	729
1.709% due 05/20/2045 •		1,206	1,570

UBS-Barclays Commercial Mortgage Trust
0.204% due 08/10/2049 ~(a)		$178,586	1,411

Wachovia Bank Commercial Mortgage Trust
5.860% due 02/15/2051 ~		3,316	2,891

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 01/25/2047 •		2,662	2,614
3.167% due 04/25/2047 ^•		1,432	1,309
3.226% due 11/25/2034 •		1,206	1,199
3.266% due 10/25/2044 •		4,654	4,689
3.575% due 07/25/2037 ^~		115	103
3.674% due 12/25/2036 ^~		1,545	1,498
3.860% due 12/25/2035 ^~		1,308	1,173
3.943% due 07/25/2037 ^~		70	65
3.962% due 03/25/2037 ^~		9,552	9,215
4.377% due 01/25/2035 ~		7,724	7,925

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	1,784
1.639% due 12/21/2049 •		22,919	29,644
1.837% due 09/21/2049 •		1,320	1,724
2.339% due 12/21/2049 •		2,387	3,076
2.839% due 12/21/2049 •		1,193	1,554
3.339% due 12/21/2049 •		682	891
3.839% due 12/21/2049 •		682	873

Washington Mutual Mortgage Pass-Through Certificates Trust
2.736% due 02/25/2036 •		$390	348
3.097% due 01/25/2047 •		2,575	2,129
4.331% due 09/25/2036 ^Ø		6,563	2,979
5.750% due 11/25/2035 ^		1,386	1,325
6.500% due 03/25/2036 ^		11,403	9,373

Wells Fargo Alternative Loan Trust
3.026% due 03/25/2037 ^•		904	760

Wells Fargo Commercial Mortgage Trust
3.349% due 12/13/2031 •		11,140	11,123
3.599% due 12/13/2031 •		9,273	9,243
4.344% due 12/13/2031 •		220	218

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
2.986% due 06/25/2037 ^•		$135	$120
4.420% due 05/25/2036 ^~		56	58
4.675% due 08/25/2033 ~		10	10
4.675% due 04/25/2036 ^~		104	105
4.793% due 11/25/2037 ^~		11,823	11,408
4.803% due 03/25/2036 ~		283	285
5.007% due 01/25/2035 ~		51	53
5.085% due 02/25/2035 ~		11	11
6.000% due 09/25/2036 ^		22	22
6.000% due 04/25/2037		2,820	2,822

Total Non-Agency Mortgage-Backed Securities (Cost $1,165,167)			1,191,917

ASSET-BACKED SECURITIES 32.1%

Accredited Mortgage Loan Trust
2.616% due 02/25/2037 •		170	170
3.001% due 09/25/2035 •		3,405	3,301

Accunia European CLO BV
0.000% due 07/15/2030 •(c)	EUR	2,100	2,356

ACE Securities Corp. Home Equity Loan Trust
2.786% due 02/25/2036 •		$2,342	2,314
3.101% due 12/25/2035 •		17,261	16,819
3.461% due 11/25/2033 •		1,219	1,205
3.656% due 02/25/2035 •		18,689	18,642

Aegis Asset-Backed Securities Trust
3.116% due 06/25/2035 •		4,000	2,956
3.186% due 03/25/2035 •		7,050	6,766

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
4.316% due 12/25/2034 •		2,445	2,189

Airspeed Ltd.
2.754% due 06/15/2032 •		796	772

Allegro CLO Ltd.
3.971% due 01/30/2026 •		3,316	3,316

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.161% due 07/25/2035 •		5,975	5,998
3.191% due 05/25/2035 •		1,925	1,930
3.401% due 01/25/2035 •		5,152	5,144
4.436% due 06/25/2034 •		646	602

Argent Securities Trust
2.636% due 07/25/2036 •		21,021	18,142
2.676% due 03/25/2036 •		3,781	3,450

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.186% due 10/25/2033 •		854	846

Asset-Backed Funding Certificates Trust
3.106% due 04/25/2034 •		1,067	1,071
3.736% due 06/25/2034 •		1,724	1,727

Asset-Backed Securities Corp. Home Equity Loan Trust
3.206% due 06/25/2035 •		603	606
3.446% due 11/25/2033 •		2,666	2,612

Avery Point CLO Ltd.
3.900% due 01/18/2025 •		1,023	1,025

B&M CLO Ltd.
3.509% due 04/16/2026 •		8,255	8,230

Bayview Opportunity Master Fund Trust
3.844% due 04/28/2033 Ø		2,868	2,881
4.090% due 02/28/2034 Ø		506	512

Bear Stearns Asset-Backed Securities Trust
2.636% due 11/25/2036 •		3,476	3,401
2.686% due 04/25/2037 ^•		1,558	2,188
2.690% due 12/25/2036		5,659	5,658
2.726% due 07/25/2036 •		10,308	9,882
2.986% due 12/25/2035 •		192	192
3.206% due 12/25/2035 •		5,501	4,416
6.000% due 03/25/2036		9,037	7,553

Benefit Street Partners CLO Ltd.
3.560% due 07/18/2027 •		1,400	1,396

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	300	336

BNC Mortgage Loan Trust
2.776% due 05/25/2037 •		$10,000	7,802

124	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Business Jet Securities LLC
4.447% due 06/15/2033		$781	$791

Business Loan Express Business Loan Trust
2.776% due 09/25/2038 •		3,426	3,233

Carrington Mortgage Loan Trust
2.706% due 10/25/2036 •		11,809	8,134

Castle Park CLO Designated Activity Co.
0.692% due 01/15/2028 •	EUR	770	866

Catamaran CLO Ltd.
3.615% due 01/27/2028 •		$6,900	6,855

Cent CLO Ltd.
3.857% due 10/15/2026 •		4,400	4,381
4.082% due 10/29/2025 •		1,792	1,796

Chapel BV
0.352% due 11/17/2064 •	EUR	55	62

Citigroup Mortgage Loan Trust
2.616% due 08/25/2036 •		$14,579	14,450
2.636% due 12/25/2036 •		3,994	1,978
2.646% due 09/25/2036 •		588	436
2.666% due 01/25/2037 •		3,796	2,732
2.746% due 07/25/2045 •		8,389	6,544
2.786% due 10/25/2036 •		9,011	6,950

Citigroup Mortgage Loan Trust, Inc.
2.896% due 10/25/2035 •		1,011	1,013
2.936% due 10/25/2035 ^•		4,229	4,200

College Avenue Student Loans LLC
3.686% due 12/26/2047 •		3,202	3,241
4.130% due 12/26/2047		4,397	4,585
4.136% due 11/26/2046 •		7,762	7,946

Columbia Cent CLO Ltd.
3.640% due 10/25/2028 •		4,420	4,405

Conseco Finance Corp.
6.280% due 09/01/2030		9,099	9,657

Countrywide Asset-Backed Certificates
2.616% due 12/25/2036 ^•		1,418	1,317
2.626% due 06/25/2037 •		9,172	8,686
2.626% due 07/25/2037 ^•		2,990	2,661
2.626% due 06/25/2047 •		3,238	3,026
2.636% due 05/25/2037 •		4,124	4,085
2.666% due 06/25/2047 •		115	115
2.686% due 09/25/2047 ^•		1,369	1,069
2.706% due 09/25/2037 ^•		890	752
2.706% due 09/25/2047 ^•		3,117	2,815
2.776% due 01/25/2037 •		16,600	14,663
2.786% due 07/25/2036 •		165	165
2.856% due 07/25/2036 •		14,425	12,371
2.966% due 01/25/2036 •		296	297
3.116% due 02/25/2036 •		6,202	6,099
3.206% due 01/25/2036 •		14,300	14,430
3.386% due 05/25/2036 •		2,070	2,031
3.506% due 10/25/2032 •		3,362	3,227

Countrywide Asset-Backed Certificates Trust
2.646% due 03/25/2037 •		821	815
2.726% due 03/25/2037 •		21,060	19,790
2.726% due 10/25/2046 •		10,000	9,577
2.736% due 04/25/2046 ^•		4,718	4,598
2.746% due 09/25/2046 •		3,100	2,930
3.286% due 08/25/2047 •		265	263

Countrywide Asset-Backed Certificates Trust, Inc.
3.386% due 10/25/2034 •		918	914

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		1,050	1,056

Credit-Based Asset Servicing & Securitization CBO Ltd.
2.681% due 12/15/2034 •		19,965	6,489
2.953% due 02/16/2041 •		248,640	12,507

Credit-Based Asset Servicing & Securitization LLC
2.606% due 07/25/2037 •		162	108
2.636% due 05/25/2036 •		3,866	3,145
2.726% due 05/25/2036 •		6,195	5,106
3.431% due 04/25/2036 •		9,546	9,548
6.250% due 10/25/2036 Ø		1,046	1,072

Credit-Based Asset Servicing & Securitization Trust
2.546% due 11/25/2036 •		2,710	1,679

Crown Point CLO Ltd.
3.713% due 07/17/2028		16,000	15,870
3.975% due 10/20/2028 •		2,000	1,996
4.255% due 10/20/2028 •		8,500	8,495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSAB Mortgage-Backed Trust
6.000% due 11/25/2036 ^Ø		$71	$22

CWHEQ Revolving Home Equity Loan Trust
2.664% due 05/15/2036 •		10,305	10,146

Driven Brands Funding LLC
4.739% due 04/20/2048		4,963	5,068

Dryden Euro CLO BV
0.693% due 05/17/2027 •	EUR	250	280

Ellington Loan Acquisition Trust
3.536% due 05/25/2037 •		$3,800	3,767

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	21,500	24,069

EMC Mortgage Loan Trust
3.586% due 08/25/2040 •		$965	944

Encore Credit Receivables Trust
3.521% due 10/25/2035 •		3,552	3,396

Equifirst Loan Securitization Trust
2.676% due 04/25/2037 •		10,258	9,835

Fairstone Financial Issuance Trust
3.948% due 03/21/2033	CAD	3,500	2,645

First Franklin Mortgage Loan Trust
2.646% due 04/25/2036 •		$4,735	4,609
2.866% due 02/25/2036 •		5,500	4,973
2.986% due 12/25/2035 •		6,100	5,724
3.296% due 04/25/2035 •		1,253	1,260

First Investors Auto Owner Trust
1.860% due 10/15/2021		1,742	1,739

Flagship Credit Auto Trust
1.850% due 07/15/2021		3,576	3,567

Flatiron CLO Ltd.
3.933% due 01/17/2026 •		2,946	2,947

Fremont Home Loan Trust
2.626% due 01/25/2037 •		15,153	9,600
2.646% due 05/25/2036 •		19,764	12,869
2.646% due 08/25/2036 •		26,233	11,706
3.416% due 04/25/2035 •		10,657	10,269

Gallatin CLO Ltd.
3.811% due 01/21/2028 •		2,700	2,689

Goodgreen Trust
3.930% due 10/15/2053 ~		12,872	13,169

GSAA Home Equity Trust
2.716% due 04/25/2047 •		6,950	4,678
6.000% due 08/25/2047 ^		1,016	964

GSAA Trust
2.786% (US0001M + 0.300%) due 05/25/2047 ~		636	514

GSAMP Trust
2.606% due 12/25/2036 •		1,029	595

Harley Marine Financing LLC
5.682% due 05/15/2043 «		14,918	10,695

Harvest CLO DAC
0.612% due 11/15/2028 •	EUR	2,415	2,709

Harvest SBA Loan Trust
4.736% due 08/25/2044 •		$11,621	11,531

Hildene CLO Ltd.
4.143% due 10/10/2038		22,026	21,764

Holland Park CLO Ltd.
0.622% due 05/14/2027 •	EUR	14,627	16,423

Home Equity Asset Trust
2.956% due 01/25/2036 •		$17,500	16,653

Home Equity Mortgage Loan Asset-Backed Trust
2.726% due 08/25/2036 •		7,500	6,665
2.726% due 04/25/2037 •		6,386	4,765

House of Europe Funding PLC
0.000% due 12/15/2090 •	EUR	253	284

HSI Asset Securitization Corp. Trust
2.636% due 12/25/2036 •		$7,150	5,651
2.876% due 11/25/2035 •		1,700	1,655

ICG U.S. CLO Ltd.
3.629% due 01/16/2028 •		20,000	19,879

IndyMac Mortgage Loan Trust
2.556% due 07/25/2036 •		13,848	6,245

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Invitation Homes Trust
3.582% due 01/17/2038 •	$64,270	$64,762

JPMorgan Mortgage Acquisition Corp.
2.826% due 02/25/2036 ^•	9,161	8,977

JPMorgan Mortgage Acquisition Trust
2.646% due 05/25/2036 •	337	337
2.656% due 04/25/2036 •	1,821	1,821

Legacy Mortgage Asset Trust
4.246% due 01/28/2070 •	41,633	42,290

Lehman XS Trust
2.606% due 02/25/2037 •	14,311	13,628
2.646% due 02/25/2037 •	5,268	5,029
2.656% due 01/25/2037 •	108	104

Long Beach Mortgage Loan Trust
2.631% due 07/25/2036 •	21,825	17,028
2.636% due 05/25/2036 •	1,900	1,268
3.191% due 11/25/2035 •	8,771	6,968
3.281% due 06/25/2034 •	88	87
3.386% due 06/25/2035 •	10,150	10,193

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •	20,000	19,786

LP Credit Card ABS Master Trust
4.053% due 08/20/2024 •	2,914	2,911

M360 Advisors LLC
4.395% due 07/24/2028	2,500	2,498
6.121% due 07/24/2028	19,700	19,821

Madison Park Funding Ltd.
4.021% due 07/20/2026 •	15,627	15,636

MAPS Ltd.
4.212% due 05/15/2043	8,087	8,171

Marlette Funding Trust
3.060% due 07/17/2028	3,607	3,606
3.710% due 12/15/2028	2,185	2,201

MASTR Asset-Backed Securities Trust
2.636% due 06/25/2036 •	9,452	5,174
2.646% due 10/25/2036 •	2,992	1,880
2.656% due 10/25/2036 •	758	745
2.716% due 01/25/2037 •	12,247	4,813
2.726% due 10/25/2036 •	8,703	8,062
2.986% due 10/25/2035 ^•	6,462	6,102
3.066% due 12/25/2035 •	3,143	3,144

Merrill Lynch Mortgage Investors Trust
2.596% due 08/25/2037 •	636	393
3.006% due 06/25/2035 •	578	578
3.206% due 06/25/2035 •	535	528

Monarch Grove CLO
3.651% due 01/25/2028 •	5,900	5,851

Morgan Stanley ABS Capital, Inc. Trust
3.416% due 07/25/2034 •	284	285
3.536% due 04/25/2035 •	200	194
4.386% due 02/25/2047 •	4,441	4,073

Morgan Stanley Home Equity Loan Trust
3.221% due 08/25/2035 •	7,900	7,865

Morgan Stanley IXIS Real Estate Capital Trust
2.636% due 11/25/2036 •	15,500	7,903

Morgan Stanley Mortgage Loan Trust
2.726% due 04/25/2037 •	2,013	951
5.726% due 10/25/2036 ^Ø	3,245	1,608

Mountain Hawk CLO Ltd.
3.581% due 07/20/2024 •	1,377	1,376

Mountain View CLO Ltd.
3.587% due 10/15/2026 •	7,728	7,701

National Collegiate Student Loan Trust
2.982% due 06/25/2029 •	1,385	1,368

Navient Private Education Loan Trust
3.250% due 05/15/2040	5,669	5,669

Navient Student Loan Trust
3.286% due 07/26/2066 •	18,002	18,045
3.636% due 03/25/2066 •	2,981	3,011

Neuberger Berman CLO Ltd.
3.587% due 07/15/2027 •	2,100	2,090

New Century Home Equity Loan Trust
3.431% due 06/25/2035 •	1,332	1,293

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	125

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.896% due 02/25/2036 •	$1,614	$1,621

NovaStar Mortgage Funding Trust
4.586% due 12/25/2034 •	120	119

Oaktree CLO Ltd.
3.981% due 10/20/2026 •	3,620	3,620

OCP CLO Ltd.
3.587% due 07/15/2027 •	13,400	13,290

OFSI Fund Ltd.
3.437% due 03/20/2025 •	1,754	1,750
3.680% due 10/18/2026 •	3,995	3,990

Option One Mortgage Loan Trust
2.616% due 07/25/2037 •	3,323	2,392
2.666% due 04/25/2037 •	234	153
2.676% due 01/25/2036 •	330	330
2.986% due 08/25/2032 •	611	603

Option One Mortgage Loan Trust Asset-Backed Certificates
3.126% due 07/25/2033 •	818	811

Palmer Square Loan Funding Ltd.
3.437% due 07/15/2026 •	8,466	8,383
3.584% due 11/15/2026 •	2,492	2,484

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.506% due 10/25/2034 •	4,886	4,947
3.611% due 10/25/2034 •	21,500	20,984
4.361% due 09/25/2034 •	522	523
4.586% due 09/25/2034 •	5,594	5,543

People’s Choice Home Loan Securities Trust
3.371% due 06/25/2034 •	6,429	6,431

Prestige Auto Receivables Trust
1.800% due 11/16/2020	408	408

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024	1,058	1,059

RAAC Trust
2.786% due 06/25/2044 •	63	57
3.186% due 03/25/2034 •	198	195
3.986% due 09/25/2047 •	5,900	6,066

Residential Asset Mortgage Products Trust
2.646% due 02/25/2037 •	892	889
2.826% due 12/25/2035 •	12,313	10,437
4.361% due 10/25/2034 •	7,011	6,384

Residential Asset Securities Corp. Trust
2.636% due 07/25/2036 •	4,467	4,257
2.716% due 06/25/2036 •	21,000	20,347
2.736% due 04/25/2037 •	186	184
3.491% due 05/25/2035 •	3,794	3,785

RMF Buyout Issuance Trust
3.436% due 11/25/2028 «	12,699	12,712

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	25,482	25,677

Saranac CLO Ltd.
3.707% due 06/22/2030 •	10,000	10,014

Saxon Asset Securities Trust
2.796% due 09/25/2047 •	3,079	2,982
2.909% due 11/25/2035 •	9,000	8,535

SCF Reality Capital Funding LLC
4.100% due 06/25/2047 «	10,385	10,499

Securitized Asset-Backed Receivables LLC Trust
3.461% due 03/25/2035 •	192	192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Mortgage Securities Trust
2.916% due 10/25/2035 •		$1,954	$1,960

SLC Student Loan Trust
2.721% due 03/15/2027 •		8,446	8,437

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	764	858
0.000% due 01/25/2024 •		5,654	6,339
0.000% due 06/17/2024 •		3,452	3,864
0.240% due 12/15/2033 •		1,431	1,553
0.242% due 07/25/2039 •		880	958
1.393% due 03/15/2038 •	GBP	3,249	4,067
3.371% due 10/25/2029 •		$3,882	3,883

SoFi Consumer Loan Program LLC
3.260% due 08/25/2025		2,040	2,047

SoFi Consumer Loan Program Trust
3.200% due 08/25/2027		631	632

SoFi Professional Loan Program LLC
1.720% due 09/25/2040		1,337	1,330
2.630% due 07/25/2040		5,200	5,110
2.650% due 09/25/2040		1,400	1,386

Sound Point CLO Ltd.
3.641% due 07/20/2027 •		6,400	6,383

Specialty Underwriting & Residential Finance Trust
2.636% due 09/25/2037 •		1,983	1,209
2.636% due 11/25/2037 •		917	667
2.836% due 03/25/2037 •		601	328

Sprite Ltd.
4.250% due 12/15/2037		3,856	3,877

St Paul’s CLO DAC
0.850% due 08/20/2030 •	EUR	16,650	18,655

Staniford Street CLO Ltd.
3.791% due 06/15/2025 •		$959	959

Store Master Funding LLC
4.290% due 10/20/2048		4,362	4,480

Structured Asset Investment Loan Trust
2.658% due 07/25/2036 •		2,227	1,573
3.286% due 04/25/2034 •		6,091	6,079

Structured Asset Securities Corp. Mortgage Loan Trust
2.621% due 07/25/2036 •		1,097	1,073
2.696% due 02/25/2037 •		14,445	14,308

Symphony CLO Ltd.
4.077% due 07/14/2026 •		24,170	24,187

Taberna Preferred Funding Ltd.
3.073% due 05/05/2038 •		7,247	6,976
3.093% due 12/05/2036 •		33,250	29,842
3.163% due 11/05/2035 •		2,689	2,521

Telos CLO Ltd.
3.723% due 04/17/2028 •		20,000	19,911

Thunderbolt Aircraft Lease Ltd.
4.147% due 09/15/2038 Ø		22,082	22,453

TICP CLO Ltd.
3.561% due 07/20/2027 •		2,200	2,185
3.601% due 04/20/2028 •		20,000	19,856

Tralee CLO Ltd.
3.869% due 10/20/2028 •		2,000	1,987
4.459% due 10/20/2028 •		3,150	3,125

Tropic CDO Ltd.
3.107% due 07/15/2036 •		11,867	10,710
3.537% due 04/15/2034 •		1,140	1,085

U.S. Capital Funding Ltd.
3.063% due 10/10/2040 •		1,021	919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Upstart Securitization Trust
3.887% due 08/20/2025	$5,363	$5,373
4.997% due 08/20/2025	8,300	8,335

Venture CLO Ltd.
3.429% due 02/28/2026 •	15,000	14,962
3.650% due 10/22/2031 •	4,000	3,993
3.667% due 04/15/2027	5,280	5,238

Voya CLO Ltd.
3.491% due 07/25/2026 •	5,375	5,362

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •	4,600	4,600

Wells Fargo Home Equity Asset-Backed Securities Trust
3.356% due 03/25/2035 •	372	374
4.586% due 11/25/2035 •	5,000	4,940

WhiteHorse Ltd.
3.703% due 04/17/2027 •	3,500	3,488

Z Capital Credit Partners CLO Ltd.
3.729% due 07/16/2027 •	5,800	5,771

Zais CLO Ltd.
3.937% due 04/15/2028 •	4,100	4,079

Total Asset-Backed Securities (Cost $1,545,397)		1,578,155

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (g) 0.1%

		4,557

U.S. TREASURY BILLS 0.2%
2.428% due 04/11/2019 - 06/20/2019 (d)(e)(l)	8,373	8,345

Total Short-Term Instruments (Cost $12,902)		12,902

Total Investments in Securities (Cost $7,871,455)		7,948,491

	SHARES
INVESTMENTS IN AFFILIATES 5.5%

SHORT-TERM INSTRUMENTS 5.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.5%

PIMCO Short-Term Floating NAV Portfolio III	27,223,498	269,213

Total Short-Term Instruments (Cost $269,132)		269,213

Total Investments in Affiliates (Cost $269,132)		269,213

Total Investments 167.4% (Cost $8,140,587)		$8,217,704

Financial Derivative Instruments (i)(k) 0.1% (Cost or Premiums, net $6,578)		3,389

Other Assets and Liabilities, net (67.5)%		(3,312,379)

Net Assets 100.0%		$4,908,714

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

126	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$4,557	U.S. Treasury Notes 1.125% due 06/30/2021	$(4,651)	$4,557	$4,558

Total Repurchase Agreements						$(4,651)	$4,557	$4,558

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.720%	03/13/2019	04/10/2019	$(192,442)	$(192,718)
	2.740	03/13/2019	04/10/2019	(21,934)	(21,966)
	2.770	03/13/2019	04/10/2019	(95,275)	(95,414)
	2.780	03/15/2019	04/15/2019	(19,051)	(19,074)
BRC	2.700	03/21/2019	06/20/2019	(41,605)	(41,639)
BSN	2.680	02/13/2019	04/10/2019	(206,222)	(206,944)
CSN	2.680	03/13/2019	04/10/2019	(28,752)	(28,793)
	2.680	03/14/2019	04/15/2019	(31,294)	(31,336)
	2.690	03/13/2019	04/10/2019	(144,907)	(145,113)
	2.690	03/21/2019	06/20/2019	(25,433)	(25,454)
DEU	2.460	03/26/2019	04/09/2019	(37,935)	(37,950)
RCY	2.720	03/13/2019	04/10/2019	(153,242)	(153,462)

Total Reverse Repurchase Agreements					$(999,863)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	2.650%	03/29/2019	04/01/2019	$(5,451)	$(5,452)
	2.900	03/28/2019	04/04/2019	(58,484)	(58,503)
MSC	2.800	03/29/2019	04/22/2019	(10,090)	(10,092)
	3.450	03/28/2019	04/01/2019	(120,209)	(120,255)
TDM	2.630	02/12/2019	04/12/2019	(29,483)	(29,587)
	2.640	03/28/2019	04/29/2019	(3,556)	(3,557)
UBS	2.630	01/17/2019	04/17/2019	(431,755)	(434,091)
	2.630	02/15/2019	04/17/2019	(27,860)	(27,952)
	2.640	01/23/2019	04/23/2019	(155,978)	(156,759)
	2.640	01/30/2019	04/30/2019	(175,069)	(175,854)
	2.640	03/11/2019	04/23/2019	(8,590)	(8,604)
	2.640	03/13/2019	04/23/2019	(21,948)	(21,978)
	2.650	01/25/2019	04/25/2019	(167,268)	(168,089)

Total Sale-Buyback Transactions					$(1,220,773)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	127

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (29.5)%
Fannie Mae, TBA	3.000%	05/01/2049	$219,350	$(216,859)	$(218,210)
Fannie Mae, TBA	3.000	06/01/2049	42,000	(41,805)	(41,749)
Fannie Mae, TBA	3.500	04/01/2049	78,500	(79,702)	(79,595)
Fannie Mae, TBA	3.500	05/01/2049	195,400	(198,166)	(197,980)
Fannie Mae, TBA	4.000	04/01/2049	658,475	(672,573)	(677,406)
Fannie Mae, TBA	4.500	05/01/2049	142,500	(147,919)	(148,381)
Fannie Mae, TBA	5.500	04/01/2049	4,500	(4,804)	(4,805)
Freddie Mac, TBA	3.000	04/01/2049	17,000	(16,708)	(16,933)
Freddie Mac, TBA	4.000	04/01/2049	52,500	(53,798)	(54,054)
Ginnie Mae, TBA	3.500	04/01/2049	11,000	(11,134)	(11,243)

Total Short Sales (29.5)%				$(1,443,468)	$(1,450,356)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(329,172)	$0	$(329,172)	$342,305	$13,133
BRC	0	(41,639)	0	(41,639)	42,886	1,247
BSN	0	(206,944)	0	(206,944)	212,613	5,669
CSN	0	(230,696)	0	(230,696)	240,032	9,336
DEU	0	(37,950)	0	(37,950)	37,827	(123)
FICC	4,558	0	0	4,558	(4,651)	(93)
RCY	0	(153,462)	0	(153,462)	160,823	7,361

Master Securities Forward Transaction Agreement
BCY	0	0	(63,955)	(63,955)	63,717	(238)
MSC	0	0	(130,347)	(130,347)	130,378	31
TDM	0	0	(33,144)	(33,144)	32,972	(172)
UBS	0	0	(993,327)	(993,327)	988,537	(4,790)

Total Borrowings and Other Financing Transactions	$4,558	$(999,863)	$(1,220,773)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(894,820)	$(67,093)	$0	$(961,913)
U.S. Treasury Obligations	0	(37,950)	0	0	(37,950)

Total	$0	$(932,770)	$(67,093)	$0	$(999,863)

Sale-Buyback Transactions
U.S. Treasury Obligations	(125,707)	(1,095,066)	0	0	(1,220,773)

Total	$(125,707)	$(1,095,066)	$0	$0	$(1,220,773)

Total Borrowings	$(125,707)	$(2,027,836)	$(67,093)	$0	$(2,220,636)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(2,220,636)

(h)	Securities with an aggregate market value of $2,274,823 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(1,517,318) at a weighted average interest rate of 2.283%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1,573) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

128	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
90-Day Eurodollar December Futures	12/2019	4,423	$	(1,078,880)	$(3,318)	$553	$0
90-Day Eurodollar June Futures	06/2020	769		(187,972)	(730)	164	0
90-Day Eurodollar March Futures	03/2020	1,488		(363,388)	(1,265)	279	0
90-Day Eurodollar March Futures	03/2021	15,400		(3,768,380)	(17,519)	2,695	0
U.S. Treasury 10-Year Note June Futures	06/2019	118		(14,658)	(230)	33	0

Total Futures Contracts					$(23,062)	$3,724	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.170%	Semi-Annual	05/11/2019	$	754,600	$1,627	$(4,582)	$(2,955)	$78	$0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	07/11/2019		788,700	1,051	(135)	916	41	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		145,600	2,008	(1,238)	770	77	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		92,700	(148)	(978)	(1,126)	78	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021		108,400	(936)	(467)	(1,403)	107	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		32,800	800	(572)	228	66	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		118,400	(900)	(2,336)	(3,236)	251	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		44,000	(1,035)	(456)	(1,491)	96	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		203,300	(8,032)	(741)	(8,773)	94	(18)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		23,300	2,108	(656)	1,452	56	0
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	09/07/2027		1,500	75	(36)	39	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,700	208	(251)	(43)	26	(19)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	04/25/2028		6,600	(157)	(220)	(377)	17	0
Receive	3-Month USD-LIBOR	3.036	Semi-Annual	05/16/2028		63,800	(1,715)	(2,152)	(3,867)	161	0
Receive	3-Month USD-LIBOR	2.530	Semi-Annual	05/23/2028		94,500	1,464	(3,064)	(1,600)	236	0
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	06/18/2028		63,700	(5)	(2,082)	(2,087)	177	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		70,800	2,774	(2,226)	548	214	0
Pay	3-Month USD-LIBOR	3.183	Semi-Annual	10/16/2028		38,700	1,604	1,362	2,966	0	(103)
Pay	3-Month USD-LIBOR	3.260	Semi-Annual	10/23/2028		124,200	5,992	4,391	10,383	0	(332)
Pay	3-Month USD-LIBOR	3.265	Semi-Annual	10/23/2028		45,600	2,220	1,613	3,833	0	(122)
Pay	3-Month USD-LIBOR	3.228	Semi-Annual	10/25/2028		15,900	723	560	1,283	0	(43)
Pay	3-Month USD-LIBOR	3.177	Semi-Annual	11/01/2028		22,500	923	790	1,713	0	(60)
Pay	3-Month USD-LIBOR	3.270	Semi-Annual	11/08/2028		54,500	2,680	1,926	4,606	0	(146)
Pay	3-Month USD-LIBOR	3.142	Semi-Annual	11/20/2028		28,000	1,064	982	2,046	0	(74)
Pay	3-Month USD-LIBOR	3.113	Semi-Annual	11/21/2028		56,000	1,985	1,959	3,944	0	(148)
Pay	3-Month USD-LIBOR	2.945	Semi-Annual	12/17/2028		26,900	553	931	1,484	0	(70)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		93,050	(2,175)	(3,233)	(5,408)	242	0
Pay	3-Month USD-LIBOR	2.697	Semi-Annual	01/04/2029		25,400	9	643	652	0	(66)
Pay	3-Month USD-LIBOR	2.757	Semi-Annual	02/01/2029		23,100	0	677	677	0	(104)
Pay	3-Month USD-LIBOR	2.710	Semi-Annual	02/05/2029		22,500	0	607	607	0	(57)
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		26,650	(502)	(854)	(1,356)	68	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		156,700	3,883	(9,395)	(5,512)	473	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		48,200	3,688	(2,813)	875	387	0
Receive	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	4,900	(43)	(67)	(110)	21	0

Total Swap Agreements							$21,791	$(22,113)	$(322)	$2,970	$(1,362)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3,724	$2,970	$6,694	$0	$0	$(1,362)	$(1,362)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	129

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

(j)

Securities with an aggregate market value of $62,686 and cash of $5,317 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2019	EUR	13,337		$15,044	$83	$0
	04/2019	GBP	41,163		54,265	652	0
	04/2019		$1,507	EUR	1,327	0	(19)
	04/2019		2,483	GBP	1,879	0	(35)
	05/2019	CAD	2,348		$1,763	5	0

IND	05/2019		26,861		20,303	181	0

JPM	04/2019	EUR	73,279		83,646	1,445	0
	05/2019		85,289		96,016	92	0

SCX	04/2019		$52,008	GBP	39,284	0	(842)
	05/2019	GBP	39,284		$52,086	841	0

Total Forward Foreign Currency Contracts						$3,299	$(896)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790%	08/27/2019	348,000	$226	$95

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	05/19/2027	236,100	1,334	925
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	09/20/2019	348,000	198	121

DUB	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	08/22/2019	1,043,000	834	268
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	09/30/2019	240,000	180	265

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	08/05/2019	116,000	118	258
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	08/14/2019	100,000	90	238
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.250	06/06/2019	137,700	840	5

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	04/30/2019	919,000	761	0

							$4,581	$2,175

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	$	99.289	05/06/2019	61,500	$60	$5

Total Purchased Options						$4,641	$2,180

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	08/27/2019	348,000	$(40)	$(20)

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/20/2019	348,000	(35)	(32)

DUB	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	08/22/2019	1,043,000	(138)	(55)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	09/30/2019	240,000	(36)	(86)

FBF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.250	01/02/2020	63,500	(524)	(101)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500	08/05/2019	116,000	(238)	(564)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500	08/14/2019	100,000	(210)	(501)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650	06/06/2019	137,700	(929)	(3,050)

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.250	01/21/2020	65,500	(603)	(119)

							$(2,753)	$(4,528)

130	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	$	98.969	05/06/2019	28,000	$(38)	$(1)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.031	05/06/2019	24,000	(37)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.711	05/06/2019	35,000	(85)	(7)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		100.969	05/06/2019	28,000	(26)	(144)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.031	05/06/2019	24,000	(26)	(114)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049		100.203	06/06/2019	31,400	(24)	(41)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049		102.203	06/06/2019	31,400	(44)	(30)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.484	06/06/2019	35,500	(72)	(77)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.625	06/06/2019	6,500	(15)	(16)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.625	06/06/2019	6,500	(13)	(8)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049		99.570	04/03/2019	18,500	(17)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049		100.629	04/03/2019	27,000	(47)	(199)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.270	05/06/2019	17,000	(42)	(1)
	Put - OTC Fannie Mae, TBA 4.500% due 05/01/2049		103.121	05/06/2019	110,500	(60)	(1)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.625	06/06/2019	17,000	(35)	(42)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.734	06/06/2019	17,000	(35)	(47)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.797	06/06/2019	33,500	(73)	(99)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.625	06/06/2019	17,000	(31)	(21)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.734	06/06/2019	17,000	(31)	(18)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.797	06/06/2019	33,500	(63)	(33)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049		98.656	04/03/2019	29,500	(51)	0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049		99.219	04/03/2019	20,000	(48)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049		100.219	04/03/2019	20,000	(41)	(229)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049		100.574	04/03/2019	86,000	(94)	(680)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049		100.656	04/03/2019	29,500	(41)	(209)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049		100.750	04/03/2019	33,000	(61)	(204)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.031	05/06/2019	29,000	(57)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.031	05/06/2019	29,000	(36)	(137)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.289	05/06/2019	26,500	(17)	(86)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049		99.844	06/06/2019	27,000	(30)	(23)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049		101.844	06/06/2019	27,000	(19)	(47)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.734	06/06/2019	6,500	(15)	(18)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.734	06/06/2019	6,500	(12)	(7)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049		100.688	04/03/2019	27,000	(53)	(183)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.031	05/06/2019	11,500	(21)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.125	05/06/2019	13,500	(28)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.141	05/06/2019	12,000	(18)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		99.719	05/06/2019	12,500	(32)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.031	05/06/2019	11,500	(16)	(54)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.125	05/06/2019	13,500	(21)	(56)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049		101.141	05/06/2019	12,000	(13)	(49)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049		99.359	06/06/2019	28,000	(44)	(13)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049		99.406	06/06/2019	14,000	(19)	(7)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049		101.359	06/06/2019	28,000	(28)	(100)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049		101.406	06/06/2019	14,000	(13)	(47)

						$(1,642)	$(3,055)

Total Written Options						$(4,395)	$(7,583)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	4,511	$(1,556)	$1,309	$0	$(247)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		9,592	(2,099)	1,405	0	(694)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		689	(154)	104	0	(50)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		25,000	(1,384)	1,635	251	0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		16,700	(392)	478	86	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		1,600	(18)	21	3	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,000	(108)	125	17	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		10,800	(75)	26	0	(49)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		42,746	(943)	1,263	320	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		20,000	(608)	792	184	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	131

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	6,350	$(139)	$172	$33	$0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,451	8	3	11	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		800	(38)	45	7	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		6,300	(328)	391	63	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		300	(13)	16	3	0

JPS	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,000	(108)	125	17	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		21,000	(734)	842	108	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		29,600	(368)	428	60	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		50,000	(1,889)	2,348	459	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		15,000	(1,431)	1,563	132	0

SAL	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		5,744	(1,126)	710	0	(416)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		22,300	(582)	697	115	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		172,000	(1,424)	1,773	349	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		50,600	50	394	444	0

							$(15,459)	$16,665	$2,662	$(1,456)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	1,207	1-Month USD-LIBOR	Monthly	01/12/2038	$	7,847	$0	$(54)	$0	$(54)
	Pay	IOS.FN.550.08 Index	352	1-Month USD-LIBOR	Monthly	01/12/2039		1,939	0	(15)	0	(15)
	Pay	IOS.FN.600.08 Index	227	1-Month USD-LIBOR	Monthly	01/12/2039		1,363	0	(8)	0	(8)

JPS	Pay	IOS.FN.600.08 Index	998	1-Month USD-LIBOR	Monthly	01/12/2039		5,989	0	(38)	0	(38)

SAL	Pay	IOS.FN.550.08 Index	513	1-Month USD-LIBOR	Monthly	01/12/2039		2,824	0	(21)	0	(21)
	Pay	IOS.FN.600.08 Index	354	1-Month USD-LIBOR	Monthly	01/12/2039		2,121	0	(13)	0	(13)

									$0	$(149)	$0	$(149)

Total Swap Agreements									$(15,459)	$16,516	$2,662	$(1,605)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$95	$0	$95	$0	$(20)	$(941)	$(961)	$(866)	$937	$71
BRC	0	0	251	251	0	0	(50)	(50)	201	(250)	(49)
CBK	740	1,046	0	1,786	(54)	(32)	0	(86)	1,700	(1,350)	350
DUB	0	533	106	639	0	(141)	(77)	(218)	421	(650)	(229)
FAR	0	0	0	0	0	(338)	0	(338)	(338)	302	(36)
FBF	0	0	504	504	0	(101)	(49)	(150)	354	(232)	122
GLM	0	501	0	501	0	(4,115)	0	(4,115)	(3,614)	4,115	501
GSC	0	5	0	5	0	(302)	0	(302)	(297)	338	41
GST	0	0	117	117	0	0	0	0	117	0	117
IND	181	0	0	181	0	0	0	0	181	(260)	(79)
JPM	1,537	0	0	1,537	0	(1,876)	0	(1,876)	(339)	791	452
JPS	0	0	17	17	0	0	(38)	(38)	(21)	0	(21)
MYC	0	0	759	759	0	(119)	0	(119)	640	(1,350)	(710)
SAL	0	0	908	908	0	(539)	(450)	(989)	(81)	290	209
SCX	841	0	0	841	(842)	0	0	(842)	(1)	0	(1)

Total Over the Counter	$3,299	$2,180	$2,662	$8,141	$(896)	$(7,583)	$(1,605)	$(10,084)

(l)

Securities with an aggregate market value of $8,970 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

132	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,724	$3,724
Swap Agreements	0	0	0	0	2,970	2,970

	$0	$0	$0	$0	$6,694	$6,694

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,299	$0	$3,299
Purchased Options	0	0	0	0	2,180	2,180
Swap Agreements	0	2,662	0	0	0	2,662

	$0	$2,662	$0	$3,299	$2,180	$8,141

	$0	$2,662	$0	$3,299	$8,874	$14,835

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,362	$1,362

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$896	$0	$896
Written Options	0	0	0	0	7,583	7,583
Swap Agreements	0	1,456	0	0	149	1,605

	$0	$1,456	$0	$896	$7,732	$10,084

	$0	$1,456	$0	$896	$9,094	$11,446

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(26,464)	$(26,464)
Swap Agreements	0	0	0	0	32,972	32,972

	$0	$0	$0	$0	$6,508	$6,508

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,671	$0	$15,671
Purchased Options	0	0	0	0	(6,523)	(6,523)
Written Options	0	0	0	0	8,390	8,390
Swap Agreements	0	3,456	0	0	4,840	8,296

	$0	$3,456	$0	$15,671	$6,707	$25,834

	$0	$3,456	$0	$15,671	$13,215	$32,342

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	133

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(63)	$(63)
Futures	0	0	0	0	(23,480)	(23,480)
Swap Agreements	0	0	0	0	(38,471)	(38,471)

	$0	$0	$0	$0	$(62,014)	$(62,014)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,847	$0	$1,847
Purchased Options	0	0	0	0	(3,871)	(3,871)
Written Options	0	0	0	0	(2,750)	(2,750)
Swap Agreements	0	3,058	0	0	(3,388)	(330)

	$0	$3,058	$0	$1,847	$(10,009)	$(5,104)

	$0	$3,058	$0	$1,847	$(72,023)	$(67,118)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,995	$0	$1,995
Corporate Bonds & Notes
Banking & Finance	0	40,348	0	40,348
Industrials	0	2,067	0	2,067
U.S. Government Agencies	27,650	3,788,399	0	3,816,049
U.S. Treasury Obligations	0	1,305,058	0	1,305,058
Non-Agency Mortgage-Backed Securities	0	1,065,294	126,623	1,191,917
Asset-Backed Securities	0	1,544,249	33,906	1,578,155
Short-Term Instruments
Repurchase Agreements	0	4,557	0	4,557
U.S. Treasury Bills	0	8,345	0	8,345

	$27,650	$7,760,312	$160,529	$7,948,491

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$269,213	$0	$0	$269,213

Total Investments	$296,863	$7,760,312	$160,529	$8,217,704

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,450,356)	$0	$(1,450,356)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,724	2,970	0	6,694
Over the counter	0	8,141	0	8,141

	$3,724	$11,111	$0	$14,835

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,362)	0	(1,362)
Over the counter	0	(10,084)	0	(10,084)

	$0	$(11,446)	$0	$(11,446)

Total Financial Derivative Instruments	$3,724	$(335)	$0	$3,389

Totals	$300,587	$6,309,621	$160,529	$6,770,737

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
U.S. Government Agencies	$24,865	$0	$(12,613)	$199	$0	$(70)	$0	$(12,381)	$0	$0
Non-Agency Mortgage-Backed Securities	56,660	74,764	(8,592)	120	477	3,194	0	0	126,623	3,538
Asset-Backed Securities	38,685	31,300	(6,465)	0	1	(3,938)	0	(25,677)	33,906	(4,100)

Totals	$120,210	$106,064	$(27,670)	$319	$478	$(814)	$0	$(38,058)	$160,529	$(562)

134	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)

Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$66,945	Proxy Pricing	Base Price	100.703-103.375
	59,678	Third Party Vendor	Broker Quote	93.120-97.875
Asset-Backed Securities	10,695	Other Valuation Techniques(2)	—	—
	10,499	Proxy Pricing	Base Price	100.168
	12,712	Third Party Vendor	Broker Quote	100.104

Total	$160,529

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	135

Schedule of Investments PIMCO Strategic Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Brookfield Retail Holdings
4.996% due 08/27/2025		$203	$196

Dell International LLC
4.500% due 09/07/2023		499	494

First Data Corp.
4.486% due 04/26/2024		400	399

NCI Building Systems, Inc.
6.547% due 04/12/2025 «		199	190

Total Loan Participations and Assignments (Cost $1,270)			1,279

CORPORATE BONDS & NOTES 32.2%

BANKING & FINANCE 18.9%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		328	328
3.875% due 01/23/2028		200	187
3.950% due 02/01/2022		200	203
4.450% due 12/16/2021		300	308

AGFC Capital Trust
4.537% (US0003M + 1.750%) due 01/15/2067 ~		100	55

AIA Group Ltd.
3.153% (US0003M + 0.520%) due 09/20/2021 ~		700	700

Air Lease Corp.
3.750% due 02/01/2022		500	505
4.250% due 02/01/2024		400	410

Aircastle Ltd.
5.125% due 03/15/2021		400	413

American Tower Corp.
4.400% due 02/15/2026		600	627

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	400	437
6.750% due 02/18/2020 •(f)(g)		200	230

Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)		400	461

Bank of America Corp.
3.389% (US0003M + 0.790%) due 03/05/2024 ~		$300	299
3.824% due 01/20/2028 •		400	406
3.864% due 07/23/2024 •		300	308
3.921% (US0003M + 1.160%) due 01/20/2023 ~		300	304

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	500	591

Barclays PLC
4.610% due 02/15/2023 •		$400	409
4.972% due 05/16/2029 •		700	725
6.500% due 09/15/2019 •(f)(g)	EUR	300	340
8.000% due 12/15/2020 •(f)(g)		200	242
8.000% due 06/15/2024 •(f)(g)		$400	409

Blackstone CQP Holdco LP
6.500% due 03/20/2021		50	50

BNP Paribas S.A.
4.705% due 01/10/2025 •		300	312
7.000% due 08/16/2028 •(f)(g)		300	300

Brookfield Finance, Inc.
4.000% due 04/01/2024		50	51

CIT Group, Inc.
4.750% due 02/16/2024		200	207

Citigroup, Inc.
2.876% due 07/24/2023 •		50	50
3.887% due 01/10/2028 •		650	661
4.056% (US0003M + 1.430%) due 09/01/2023 ~		500	509

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	500	582
6.625% due 06/29/2021 •(f)(g)		200	245

Credit Suisse Group AG
7.500% due 07/17/2023 •(f)(g)		$300	309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		$500	$523

Crown Castle International Corp.
3.400% due 02/15/2021		300	303
3.800% due 02/15/2028		400	398

Deutsche Bank AG
4.250% due 02/04/2021		700	703

Discover Bank
4.650% due 09/13/2028		500	524

FCE Bank PLC
0.190% due 08/26/2020 •	EUR	200	221

Ford Motor Credit Co. LLC
3.532% (US0003M + 0.930%) due 09/24/2020 ~		$700	697
5.345% (US0003M + 2.550%) due 01/07/2021 ~		200	202

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		400	408

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		100	99
3.779% (US0003M + 1.000%) due 07/24/2023 ~		200	200
3.875% (US0003M + 1.110%) due 04/26/2022 ~		200	201
4.223% due 05/01/2029 •		700	717
4.229% (US0003M + 1.600%) due 11/29/2023 ~		300	307

Harley-Davidson Financial Services, Inc.
3.555% (US0003M + 0.940%) due 03/02/2021 ~		400	400

HSBC Holdings PLC
3.247% (US0003M + 0.650%) due 09/11/2021 ~		300	300
4.292% due 09/12/2026 •		300	310
4.583% due 06/19/2029 •		500	527
5.875% due 09/28/2026 •(f)(g)	GBP	200	263

JPMorgan Chase & Co.
3.671% (US0003M + 0.900%) due 04/25/2023 ~		$400	402
3.797% due 07/23/2024 •		200	206
4.005% due 04/23/2029 •		400	412
4.009% (US0003M + 1.230%) due 10/24/2023 ~		300	305
4.106% (US0003M + 1.480%) due 03/01/2021 ~		300	306

Lazard Group LLC
4.500% due 09/19/2028		800	825

Lloyds Banking Group PLC
4.050% due 08/16/2023		300	306
7.000% due 06/27/2019 •(f)(g)	GBP	200	261
7.625% due 06/27/2023 •(f)(g)		300	414

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		$500	515

Morgan Stanley
3.941% (US0003M + 1.180%) due 01/20/2022 ~		200	202
3.958% (US0003M + 1.220%) due 05/08/2024 ~		500	504
4.179% (US0003M + 1.400%) due 10/24/2023 ~		500	508

Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		250	254

Nationwide Building Society
4.302% due 03/08/2029 •		300	305
4.363% due 08/01/2024 •		300	305
6.875% due 06/20/2019 •(f)(g)	GBP	300	393

Navient Corp.
6.625% due 07/26/2021		$200	209

Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2019	DKK	2,100	320

Nykredit Realkredit A/S
1.000% due 10/01/2019		13,100	1,986

Provident Funding Associates LP
6.375% due 06/15/2025		$50	46

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Quicken Loans, Inc.
5.250% due 01/15/2028		$300	$282

Realkredit Danmark A/S
1.000% due 04/01/2019	DKK	2,300	346
2.000% due 04/01/2019		3,400	511

Regions Bank
3.188% (US0003M + 0.500%) due 08/13/2021 ~		$300	299

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		1,200	1,206
4.519% due 06/25/2024 •		200	205
4.800% due 04/05/2026		500	520
8.625% due 08/15/2021 •(f)(g)		300	320

Santander UK Group Holdings PLC
3.571% due 01/10/2023		700	699
3.823% due 11/03/2028 •		950	922
7.375% due 06/24/2022 •(f)(g)	GBP	200	269

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		$700	716

Societe Generale S.A.
6.750% due 04/06/2028 •(f)(g)		300	277

Springleaf Finance Corp.
6.125% due 03/15/2024		500	512
8.250% due 12/15/2020		100	108

U.S. Bank N.A.
3.400% due 07/24/2023		400	410

UniCredit SpA
7.830% due 12/04/2023		600	669

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	200	226

Wells Fargo & Co.
2.600% due 07/22/2020		$100	100
3.000% due 04/22/2026		300	294
3.069% due 01/24/2023		200	200
3.584% due 05/22/2028 •		400	402
3.974% (US0003M + 1.230%) due 10/31/2023 ~		200	203

			38,156

INDUSTRIALS 10.2%

American Airlines Pass-Through Trust
3.250% due 04/15/2030		92	89

Amgen, Inc.
3.625% due 05/22/2024		600	618

Bacardi Ltd.
4.450% due 05/15/2025		600	606

Broadcom Corp.
3.000% due 01/15/2022		300	299
3.625% due 01/15/2024		300	300

Campbell Soup Co.
3.650% due 03/15/2023		300	305

Celgene Corp.
3.900% due 02/20/2028		800	818

Charter Communications Operating LLC
4.464% due 07/23/2022		500	518
4.500% due 02/01/2024		300	313
5.050% due 03/30/2029		400	422

Conagra Brands, Inc.
3.511% (US0003M + 0.750%) due 10/22/2020 ~		300	300
4.300% due 05/01/2024		200	207

Concho Resources, Inc.
3.750% due 10/01/2027		500	497

Constellation Brands, Inc.
3.384% (US0003M + 0.700%) due 11/15/2021 ~		300	300

Covidien International Finance S.A.
3.200% due 06/15/2022		400	407

D.R. Horton, Inc.
4.375% due 09/15/2022		100	103
4.750% due 02/15/2023		200	208

Dell International LLC
4.420% due 06/15/2021		50	51

136	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DP World PLC
2.375% due 09/25/2026	EUR	300	$351

EMC Corp.
2.650% due 06/01/2020		$300	298

EQT Corp.
3.900% due 10/01/2027		400	375

Exela Intermediate LLC
10.000% due 07/15/2023		50	51

Fox Corp.
4.030% due 01/25/2024		400	415

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~		200	199

Harris Corp.
3.231% (US0003M + 0.480%) due 04/30/2020 ~		100	100

Hewlett Packard Enterprise Co.
3.515% (US0003M + 0.720%) due 10/05/2021 ~		700	698

Hyundai Capital America
3.415% due 09/18/2020 •		700	700

IHS Markit Ltd.
5.000% due 11/01/2022		200	210

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	406

Jeld-Wen, Inc.
4.875% due 12/15/2027		300	283

Marathon Petroleum Corp.
5.125% due 12/15/2026		500	538

Medtronic, Inc.
3.500% due 03/15/2025		400	413

Microchip Technology, Inc.
3.922% due 06/01/2021		400	404

Mylan, Inc.
4.550% due 04/15/2028		700	682

NTT Finance Corp.
1.900% due 07/21/2021		500	490

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		500	508

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		600	603
4.450% due 01/29/2026		400	409

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		300	312

Sands China Ltd.
5.400% due 08/08/2028		300	315

SASOL Financing USA LLC
5.875% due 03/27/2024		300	318

Schaeffler Finance BV
3.250% due 05/15/2025	EUR	400	467

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		$800	810

Southern Co.
2.950% due 07/01/2023		300	299
3.250% due 07/01/2026		100	98

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	500	524

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~		$100	100

Transocean, Inc.
7.250% due 11/01/2025		100	99

United Technologies Corp.
3.650% due 08/16/2023		300	308

Volkswagen Group of America Finance LLC
3.458% (US0003M + 0.770%) due 11/13/2020 ~		600	602

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~		700	699

WPP Finance
4.750% due 11/21/2021		600	620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ZF North America Capital, Inc.
4.500% due 04/29/2022	$200	$201

Zoetis, Inc.
3.250% due 08/20/2021	300	302

		20,568

UTILITIES 3.1%

Antero Midstream Partners LP
5.750% due 03/01/2027	500	509

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	200	201
3.777% (US0003M + 1.180%) due 06/12/2024 ~	300	298

CNOOC Finance Ltd.
3.000% due 05/09/2023	300	297

Duke Energy Corp.
3.251% (US0003M + 0.650%) due 03/11/2022 ~	300	301

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	400	418

Entergy Corp.
5.125% due 09/15/2020	100	102

NextEra Energy Capital Holdings, Inc.
3.029% (US0003M + 0.400%) due 08/21/2020 ~	300	299
3.352% (US0003M + 0.720%) due 02/25/2022 ~	500	501

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	300	300

ONEOK, Inc.
4.350% due 03/15/2029	300	306
4.550% due 07/15/2028	700	725

Petrobras Global Finance BV
5.299% due 01/27/2025	950	966
6.125% due 01/17/2022	200	212

Rio Oil Finance Trust
8.200% due 04/06/2028	250	271

Tallgrass Energy Partners LP
4.750% due 10/01/2023	300	303

Vodafone Group PLC
7.000% due 04/04/2079 •(b)	300	305

		6,314

Total Corporate Bonds & Notes (Cost $63,865)		65,038

U.S. GOVERNMENT AGENCIES 18.0%

Fannie Mae
2.606% due 03/25/2034 •	14	14
3.386% due 04/25/2032 •	18	18
3.500% due 03/01/2048	13,072	13,290

Fannie Mae, TBA
3.000% due 05/01/2049	900	895
3.500% due 05/01/2049	17,700	17,934
4.000% due 05/01/2049	4,100	4,215

Total U.S. Government Agencies (Cost $35,900)		36,366

U.S. TREASURY OBLIGATIONS 23.6%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021	4,248	4,216
0.250% due 01/15/2025	638	631
0.375% due 07/15/2027	823	818
0.500% due 01/15/2028	2,041	2,038
0.625% due 01/15/2026	816	825
0.750% due 07/15/2028	2,306	2,360
1.375% due 02/15/2044	216	239
1.750% due 01/15/2028	721	797
2.375% due 01/15/2025	801	890
2.500% due 01/15/2029	1,008	1,196

U.S. Treasury Notes
1.250% due 07/31/2023 (l)	1,950	1,872
1.375% due 06/30/2023 (j)(l)	400	386

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 06/30/2022 (l)		$400	$394
1.875% due 12/15/2020		2,300	2,283
2.625% due 12/31/2023		5,600	5,699
2.625% due 03/31/2025		7,300	7,439
2.750% due 04/30/2023		8,400	8,570
2.875% due 10/31/2023		1,800	1,850
2.875% due 05/15/2028		1,100	1,144
3.125% due 11/15/2028		3,900	4,142

Total U.S. Treasury Obligations (Cost $46,896)			47,789

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%

American Home Mortgage Investment Trust
6.500% due 03/25/2047 Ø		190	183

Banc of America Funding Trust
4.833% due 06/20/2032 ~		37	38

Bear Stearns Adjustable Rate Mortgage Trust
3.937% due 03/25/2035 ~		19	19
4.683% due 02/25/2034 ~		53	54

Bear Stearns ALT-A Trust
4.266% due 05/25/2036 ^~		944	682

Countrywide Home Loan Mortgage Pass-Through Trust
3.923% due 08/25/2034 ^~		15	14

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~		11	12

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		395	353

EMF-NL Prime BV
0.492% due 04/17/2041 •	EUR	60	65

GSR Mortgage Loan Trust
3.591% due 06/25/2034 ~		$26	26
5.750% due 01/25/2037 ^		22	19

HarborView Mortgage Loan Trust
3.864% due 06/19/2036 ^~		191	128

MASTR Adjustable Rate Mortgages Trust
4.323% due 05/25/2034 ~		106	108

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.344% due 08/15/2032 •		151	147

Residential Accredit Loans, Inc. Trust
5.990% due 09/25/2037 ~		715	606

Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		218	141

Structured Asset Mortgage Investments Trust
2.732% due 07/19/2035 •		40	39

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	1,500	1,954

WaMu Mortgage Pass-Through Certificates Trust
3.769% due 03/25/2037 ^~		$760	704
3.797% due 08/25/2042 •		24	24

Wells Fargo Mortgage-Backed Securities Trust
4.988% due 01/25/2035 ~		51	52

Total Non-Agency Mortgage-Backed Securities (Cost $5,354)			5,368

ASSET-BACKED SECURITIES 7.9%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.956% due 11/25/2035 •		700	681

Apex Credit CLO Ltd.
3.611% due 10/27/2028 •		400	400

Babson Euro CLO BV
0.512% due 10/25/2029 •	EUR	500	560

Bayview Financial Acquisition Trust
6.096% due 12/28/2036 Ø		$500	500

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 Ø		400	401
4.090% due 02/28/2034 Ø		496	502

Bear Stearns Asset-Backed Securities Trust
2.716% due 02/25/2037 •		576	517

CSAB Mortgage-Backed Trust
2.556% due 11/25/2036 •		1,089	320

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	137

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
2.626% due 01/25/2037 •	$692	$438

HSI Asset Securitization Corp. Trust
3.006% due 01/25/2036 •	400	363

IXIS Real Estate Capital Trust
2.716% due 01/25/2037 •	132	66

LCM LP
3.801% due 10/20/2027 •	400	400

Morgan Stanley ABS Capital, Inc. Trust
3.026% due 12/25/2034 •	231	230

OZLM Ltd.
3.801% due 04/30/2027 •	600	597

Palmer Square Loan Funding Ltd.
3.584% due 11/15/2026 •	586	585

Residential Asset Securities Corp. Trust
2.670% due 04/25/2036	44	44
2.746% due 07/25/2036 ^•	1,486	1,161
2.886% due 02/25/2036 •	1,570	1,556

Saxon Asset Securities Trust
2.796% due 09/25/2047 •	575	557

SG Mortgage Securities Trust
2.696% due 10/25/2036 •	700	560

Sierra Madre Funding Ltd.
2.881% due 09/07/2039 •	1,670	1,486

Soundview Home Loan Trust
2.686% due 06/25/2037 •	775	576

Terwin Mortgage Trust
2.856% due 01/25/2037 •	759	513

Tralee CLO Ltd.
3.869% due 10/20/2028 •	600	596

Venture CLO Ltd.
3.650% due 10/22/2031 •	700	699

WaMu Asset-Backed Certificates WaMu Trust
2.711% due 05/25/2037 •	590	561

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •	600	600

Zais CLO Ltd.
3.937% due 04/15/2028 •	500	497

Total Asset-Backed Securities (Cost $14,728)		15,966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.5%

Argentina Government International Bond
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)	ARS	845	$22

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,800	571
6.350% due 08/12/2028		3,100	1,012
8.200% due 08/12/2026		1,000	362

Qatar Government International Bond
5.103% due 04/23/2048		$400	439

Saudi Government International Bond
4.500% due 04/17/2030		500	526

Total Sovereign Issues (Cost $2,858)			2,932

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Nationwide Building Society
10.250% due 12/31/2049 ~(f)		250	47

Total Preferred Securities (Cost $49)			47

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$400	401

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		400	400

			801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 0.1%
			$257

ARGENTINA TREASURY BILLS 0.2%
45.163% due 04/12/2019 (c)(d)	ARS	12,493	324

Total Short-Term Instruments (Cost $1,421)			1,382

Total Investments in Securities (Cost $172,341)			176,167

		SHARES
INVESTMENTS IN AFFILIATES 25.8%

SHORT-TERM INSTRUMENTS 25.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.8%

PIMCO Short-Term Floating NAV Portfolio III		5,274,526	52,160

Total Short-Term Instruments (Cost $52,146)			52,160

Total Investments in Affiliates (Cost $52,146)			52,160

Total Investments 113.0% (Cost $224,487)			$228,327

Financial Derivative Instruments (i)(k) (0.6)% (Cost or Premiums, net $(3,115))			(1,215)

Other Assets and Liabilities, net (12.4)%			(25,040)

Net Assets 100.0%			$202,072

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

138	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$257	U.S. Treasury Notes 1.125% due 06/30/2021	$(264)	$257	$257

Total Repurchase Agreements						$(264)	$257	$257

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$257	$0	$0	$257	$(264)	$(7)

Total Borrowings and Other Financing Transactions	$257	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(916) at a weighted average interest rate of 2.072%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2019	10	$1,866	$41	$0	$(3)
U.S. Treasury 5-Year Note June Futures	06/2019	53	6,139	58	0	(12)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	9	1,512	49	0	(3)

				$148	$0	$(18)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2019	83	$(12,054)	$(302)	$39	$0
U.S. Treasury 30-Year Bond June Futures	06/2019	11	(1,646)	(50)	4	0

				$(352)	$43	$0

Total Futures Contracts				$(204)	$43	$(18)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	12/20/2019	0.550%	EUR	200	$(2)	$3	$1	$0	$0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2019	0.507	$	900	87	(56)	31	1	0

							$85	$(53)	$32	$1	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	139

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 28 5-Year Index	(1.000)%	Quarterly	12/20/2022	EUR	1,600	$(43)	$2	$(41)	$0	$(3)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		900	(27)	6	(21)	0	(1)

						$(70)	$8	$(62)	$0	$(4)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$	2,500	$(105)	$18	$(87)	$3	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023		392	14	13	27	1	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024		1,200	72	10	82	5	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023		1,400	13	14	27	2	0

						$(6)	$55	$49	$11	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.600%	Semi-Annual	09/26/2023	$	10,400	$(111)	$248	$137	$0	$(22)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		9,100	(96)	323	227	0	(19)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		3,700	168	(23)	145	9	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/19/2028		600	(9)	0	(9)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,400	199	(171)	28	11	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		4,700	(107)	(166)	(273)	12	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	06/19/2033		3,500	(122)	5	(117)	9	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	09/14/2046		1,000	72	2	74	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		80	15	(1)	14	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,100	231	(193)	38	6	0
Receive	3-Month USD-LIBOR	2.970	Semi-Annual	09/26/2048		4,300	220	(545)	(325)	14	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		2,800	(38)	(214)	(252)	9	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024	EUR	1,700	21	22	43	0	(3)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		6,000	25	30	55	0	(12)
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		300	(8)	(30)	(38)	6	0
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		1,250	(9)	(51)	(60)	23	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2024	GBP	600	(4)	(12)	(16)	0	0
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024		19,400	52	(253)	(201)	3	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	180,000	(9)	(27)	(36)	0	(3)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		930,000	(98)	(213)	(311)	0	(23)
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	18,000	(18)	(22)	(40)	0	(4)
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	900	0	24	24	0	0

							$374	$(1,267)	$(893)	$106	$(86)

Total Swap Agreements							$383	$(1,257)	$(874)	$118	$(90)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$43	$118	$161	$0	$(18)	$(90)	$(108)

(j)

Securities with an aggregate market value of $27 and cash of $3,085 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

140	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	1,305		$966	$2	$0

BOA	04/2019		$12,685	EUR	11,271	0	(42)
	05/2019	EUR	11,271		$12,718	42	0

BPS	04/2019	ARS	33,958		782	0	(2)
	04/2019	DKK	21,262		3,245	51	0
	04/2019	TRY	6,410		1,151	26	0
	04/2019		$864	ARS	33,958	0	(81)
	05/2019		133		6,176	2	0
	06/2019		85	INR	6,118	2	0

BRC	04/2019	JPY	98,600		$892	2	0

CBK	04/2019	AUD	1,150		816	1	(2)
	04/2019	EUR	2,399		2,696	5	0
	04/2019	GBP	1,590		2,094	23	0
	04/2019	JPY	29,300		264	0	0
	04/2019	MXN	858		45	1	0
	04/2019		$1,160	JPY	127,900	0	(6)
	05/2019	JPY	127,900		$1,163	5	0
	05/2019		$45	MXN	858	0	(1)

GLM	04/2019	EUR	687		$773	2	0
	04/2019		$622	CAD	817	0	(11)
	05/2019		7	ARS	293	0	0
	07/2019		452		21,266	0	(21)
	01/2021		69	BRL	300	3	0

HUS	04/2019	CAD	419		$312	0	(2)
	04/2019		$44	MXN	858	0	0
	06/2019		413	RUB	27,618	4	0
	01/2021	BRL	300		$46	0	(26)

IND	05/2019	CAD	1,500		1,134	10	0

JPM	04/2019	EUR	8,620		9,839	170	0
	07/2019	DKK	15,471		2,350	6	0

NGF	04/2019	ARS	27,782		640	0	(1)
	04/2019		$641	ARS	27,782	0	(1)
	05/2019		608		27,782	3	0

SCX	04/2019		2,105	GBP	1,590	0	(34)
	05/2019	GBP	1,590		$2,108	34	0
	06/2019	TWD	28,849		938	0	0

SOG	04/2019		$1,195	TRY	6,512	0	(51)
	05/2019		2,454	RUB	162,982	14	0

TOR	06/2019		835	COP	2,614,471	0	(18)

Total Forward Foreign Currency Contracts						$408	$(299)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	141

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount**	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.625%	3-Month USD-LIBOR	08/15/2019	26,600	$170	$0

Total Purchased Options						$170	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019	700	$ (1)	$0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	1,200	(3)	0

						$ (4)	$0

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.000%	3-Month USD-LIBOR	08/15/2019	53,200	$(170)	$0

Total Written Options						$(174)	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Sweden Government International Bond	(0.250)%	Quarterly	09/20/2021	0.051%	$	900	$17	$(21)	$0	$(4)

BPS	Sweden Government International Bond	(0.250)	Quarterly	09/20/2021	0.051		300	5	(7)	0	(2)

								$22	$(28)	$0	$(6)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2023	0.851%	$200	$0	$1	$1	$0
	Spain Government International Bond	1.000	Quarterly	09/20/2019	0.105	1,500	27	(20)	7	0

BPS	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	200	(3)	1	0	(2)
	Slovenia Government International Bond	1.000	Quarterly	06/20/2019	0.322	1,400	(28)	31	3	0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	8.025	150	12	(24)	0	(12)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.484	200	(6)	8	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.687	200	(8)	10	2	0

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850	300	31	(59)	0	(28)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751	300	(11)	0	0	(11)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083	100	(1)	1	0	0

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	8.025	150	12	(24)	0	(12)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.484	200	(6)	8	2	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350	500	(8)	0	0	(8)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.994	700	(31)	(1)	0	(32)

142	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$400	$1	$0	$1	$0
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614	100	(4)	1	0	(3)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751	200	(6)	(1)	0	(7)
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.580	100	(5)	6	1	0

							$(34)	$(62)	$19	$(115)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090)%	Monthly	08/25/2037	$64	$33	$(31)	$2	$0

GST	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	192	99	(94)	5	0

MYC	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	319	164	(156)	8	0

						$296	$(281)	$15	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
JPM	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$17,921	$(3,732)	$2,435	$0	$(1,297)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	600	(21)	24	3	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(11)	13	2	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(14)	16	2	0

						$(3,778)	$2,488	$7	$(1,297)

Total Swap Agreements						$(3,494)	$2,117	$41	$(1,418)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
BOA	42	0	8	50	(42)	0	(4)	(46)	4	0	4
BPS	81	0	3	84	(83)	0	(4)	(87)	(3)	0	(3)
BRC	2	0	6	8	0	0	(12)	(12)	(4)	0	(4)
CBK	35	0	0	35	(9)	0	(39)	(48)	(13)	0	(13)
GLM	5	0	0	5	(32)	0	0	(32)	(27)	0	(27)
GST	0	0	7	7	0	0	(52)	(52)	(45)	0	(45)
HUS	4	0	2	6	(28)	0	(10)	(38)	(32)	0	(32)
IND	10	0	0	10	0	0	0	0	10	0	10
JPM	176	0	0	176	0	0	(1,297)	(1,297)	(1,121)	1,241	120
MYC	0	0	11	11	0	0	0	0	11	(164)	(153)
NGF	3	0	0	3	(2)	0	0	(2)	1	0	1
SAL	0	0	2	2	0	0	0	0	2	0	2
SCX	34	0	0	34	(34)	0	0	(34)	0	0	0
SOG	14	0	0	14	(51)	0	0	(51)	(37)	0	(37)
TOR	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)
UAG	0	0	2	2	0	0	0	0	2	0	2

Total Over the Counter	$408	$0	$41	$449	$(299)	$0	$(1,418)	$(1,717)

(l)

Securities with an aggregate market value of $1,241 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	143

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$43	$43
Swap Agreements	0	12	0	0	106	118

	$0	$12	$0	$0	$149	$161

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$408	$0	$408
Swap Agreements	0	41	0	0	0	41

	$0	$41	$0	$408	$0	$449

	$0	$53	$0	$408	$149	$610

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	4	0	0	86	90

	$0	$4	$0	$0	$104	$108

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$299	$0	$299
Swap Agreements	0	1,418	0	0	0	1,418

	$0	$1,418	$0	$299	$0	$1,717

	$0	$1,422	$0	$299	$104	$1,825

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$56	$56
Futures	0	0	0	(1,441)	168	(1,273)
Swap Agreements	0	69	0	0	132	201

	$0	$69	$0	$(1,441)	$356	$(1,016)

144	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,242	$0	$2,242
Purchased Options	0	0	0	0	(168)	(168)
Written Options	0	0	0	2	94	96
Swap Agreements	0	719	0	0	0	719

	$0	$719	$0	$2,244	$(74)	$2,889

	$0	$788	$0	$803	$282	$1,873

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$126	$(381)	$(255)
Swap Agreements	0	39	0	0	(1,676)	(1,637)

	$0	$39	$0	$126	$(2,057)	$(1,892)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26	$0	$26
Purchased Options	0	0	0	0	205	205
Written Options	0	3	0	(1)	(16)	(14)
Swap Agreements	0	(437)	0	0	0	(437)

	$0	$(434)	$0	$25	$189	$(220)

	$0	$(395)	$0	$151	$(1,868)	$(2,112)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,089	$190	$1,279
Corporate Bonds & Notes
Banking & Finance	0	38,156	0	38,156
Industrials	0	20,568	0	20,568
Utilities	0	6,314	0	6,314
U.S. Government Agencies	0	36,366	0	36,366
U.S. Treasury Obligations	0	47,789	0	47,789
Non-Agency Mortgage-Backed Securities	0	5,368	0	5,368
Asset-Backed Securities	0	15,966	0	15,966
Sovereign Issues	0	2,932	0	2,932
Preferred Securities
Banking & Finance	0	47	0	47
Short-Term Instruments
Certificates of Deposit	0	801	0	801
Repurchase Agreements	0	257	0	257
Argentina Treasury Bills	0	324	0	324

	$0	$175,977	$190	$176,167

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,160	$0	$0	$52,160

Total Investments	$52,160	$175,977	$190	$228,327

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	43	118	0	161
Over the counter	0	449	0	449

	$43	$567	$0	$610

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(18)	(90)	0	(108)
Over the counter	0	(1,717)	0	(1,717)

	$(18)	$(1,807)	$0	$(1,825)

Total Financial Derivative Instruments	$25	$(1,240)	$0	$(1,215)

Totals	$52,185	$174,737	$190	$227,112

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	145

Schedule of Investments PIMCO Total Return Fund II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.0%

CORPORATE BONDS & NOTES 45.7%

BANKING & FINANCE 21.3%

AIG Global Funding
3.350% due 06/25/2021	$1,500	$1,510

Air Lease Corp.
3.875% due 04/01/2021	1,600	1,623

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	1,500	1,516
4.000% due 01/15/2024	1,500	1,553

American Tower Corp.
2.800% due 06/01/2020	1,100	1,099
3.375% due 10/15/2026	1,000	976
3.450% due 09/15/2021	1,200	1,214
5.050% due 09/01/2020	1,200	1,237

AvalonBay Communities, Inc.
3.450% due 06/01/2025	500	509

Aviation Capital Group LLC
2.875% due 01/20/2022	1,600	1,577
3.875% due 05/01/2023	3,000	3,012
7.125% due 10/15/2020	1,200	1,267

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	400	407

Bank of America Corp.
3.864% due 07/23/2024 •	1,500	1,542
4.100% due 07/24/2023	1,500	1,570

BGC Partners, Inc.
5.125% due 05/27/2021	1,500	1,532

Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,495

Capital One Financial Corp.
3.450% due 04/30/2021	1,500	1,519

Citigroup, Inc.
2.876% due 07/24/2023 •	1,500	1,492
3.200% due 10/21/2026	1,600	1,570
3.731% (US0003M + 0.960%) due 04/25/2022 ~	1,800	1,815

CNH Industrial Capital LLC
3.875% due 10/15/2021	1,000	1,013
4.375% due 11/06/2020	1,500	1,530
4.875% due 04/01/2021	1,092	1,125

Compass Bank
3.500% due 06/11/2021	1,500	1,514

Crown Castle International Corp.
3.400% due 02/15/2021	1,400	1,412

Digital Realty Trust LP
4.450% due 07/15/2028	1,900	1,988

Discover Bank
4.200% due 08/08/2023	1,500	1,561

Duke Realty LP
3.250% due 06/30/2026	1,900	1,876

EPR Properties
4.500% due 04/01/2025	1,500	1,530

Ford Motor Credit Co. LLC
2.597% due 11/04/2019	1,400	1,396
3.157% due 08/04/2020	1,200	1,192
8.125% due 01/15/2020	2,600	2,695

General Motors Financial Co., Inc.
2.450% due 11/06/2020	1,500	1,483
3.150% due 01/15/2020	2,000	2,003
3.200% due 07/13/2020	1,100	1,103

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	1,300	1,290
3.200% due 02/23/2023	1,500	1,504
3.932% (US0003M + 1.160%) due 04/23/2020 ~	1,400	1,411

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021	1,600	1,597

Hospitality Properties Trust
4.375% due 02/15/2030	1,600	1,484

International Lease Finance Corp.
8.250% due 12/15/2020	1,200	1,297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.125% due 01/23/2025	$1,600	$1,603
3.225% (US0003M + 0.610%) due 06/18/2022 ~	1,800	1,799
3.514% due 06/18/2022 •	1,000	1,013
3.797% due 07/23/2024 •	1,500	1,542
4.350% due 08/15/2021	200	207

Kilroy Realty LP
4.375% due 10/01/2025	1,500	1,551

Kimco Realty Corp.
2.700% due 03/01/2024	1,800	1,742

Metropolitan Life Global Funding
3.450% due 12/18/2026	1,700	1,734

Mid-America Apartments LP
3.600% due 06/01/2027	1,800	1,793
3.750% due 06/15/2024	1,750	1,785

Morgan Stanley
2.500% due 04/21/2021	1,000	994
3.125% due 07/27/2026	1,100	1,073
3.941% (US0003M + 1.180%) due 01/20/2022 ~	2,300	2,324

National Retail Properties, Inc.
3.500% due 10/15/2027	1,500	1,479

New York Life Global Funding
2.900% due 01/17/2024	1,500	1,510

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020	1,200	1,184

Nuveen Finance LLC
4.125% due 11/01/2024	550	579

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,800	1,831

Public Storage
2.370% due 09/15/2022	200	198
3.094% due 09/15/2027	1,600	1,562

Raymond James Financial, Inc.
3.625% due 09/15/2026	2,200	2,181

Realty Income Corp.
3.650% due 01/15/2028	700	713
3.875% due 04/15/2025	1,300	1,348

SBA Tower Trust
2.877% due 07/15/2046	1,900	1,885

Simon Property Group LP
2.750% due 06/01/2023	1,300	1,299

Synchrony Bank
3.650% due 05/24/2021	1,900	1,918

UDR, Inc.
3.500% due 01/15/2028	1,600	1,579

Washington Prime Group LP
5.950% due 08/15/2024	1,700	1,596

WEA Finance LLC
3.250% due 10/05/2020	1,600	1,610

Wells Fargo & Co.
6.381% (US0003M + 3.770%) due 06/15/2019 ~(c)	1,700	1,713

Wells Fargo Bank N.A.
3.550% due 08/14/2023	1,800	1,850

WP Carey, Inc.
4.250% due 10/01/2026	1,780	1,811

		109,045

INDUSTRIALS 19.4%

AbbVie, Inc.
2.300% due 05/14/2021	1,500	1,482
2.900% due 11/06/2022	1,600	1,597
3.200% due 11/06/2022	900	909

Activision Blizzard, Inc.
2.300% due 09/15/2021	800	789

Allergan Sales LLC
5.000% due 12/15/2021	1,700	1,770

Allergan, Inc.
3.375% due 09/15/2020	1,200	1,206

Andeavor Logistics LP
5.500% due 10/15/2019	1,700	1,717

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AutoNation, Inc.
3.350% due 01/15/2021	$1,300	$1,302

BAT Capital Corp.
2.764% due 08/15/2022	1,700	1,674

Baxalta, Inc.
2.875% due 06/23/2020	506	506

Bayer U.S. Finance LLC
3.500% due 06/25/2021	1,500	1,507

BMW U.S. Capital LLC
3.100% due 04/12/2021	1,300	1,309

Broadcom Corp.
3.000% due 01/15/2022	1,500	1,495
3.625% due 01/15/2024	1,300	1,298

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	1,500	1,528

Charter Communications Operating LLC
3.579% due 07/23/2020	1,400	1,411
4.464% due 07/23/2022	1,500	1,553

Constellation Brands, Inc.
2.650% due 11/07/2022	500	494

Continental Resources, Inc.
5.000% due 09/15/2022	1,200	1,210

CVS Health Corp.
2.750% due 12/01/2022	2,000	1,974
4.750% due 12/01/2022	500	526

D.R. Horton, Inc.
4.000% due 02/15/2020	1,200	1,210
4.375% due 09/15/2022	1,500	1,540

Daimler Finance North America LLC
2.250% due 03/02/2020	1,500	1,491
3.128% (US0003M + 0.430%) due 02/12/2021 ~	3,100	3,088

Dell International LLC
4.420% due 06/15/2021	1,300	1,334

Delta Air Lines, Inc.
3.400% due 04/19/2021	1,200	1,206

Discovery Communications LLC
2.800% due 06/15/2020	1,400	1,394

eBay, Inc.
3.621% (US0003M + 0.870%) due 01/30/2023 ~	1,400	1,395

Enable Oklahoma Intrastate Transmission LLC
6.250% due 03/15/2020	1,400	1,439

Energy Transfer Operating LP
4.150% due 10/01/2020	1,400	1,423

Entergy Louisiana LLC
5.400% due 11/01/2024	1,500	1,689

Equifax, Inc.
3.600% due 08/15/2021	1,500	1,515

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	1,500	1,547

Fresenius U.S. Finance, Inc.
4.250% due 02/01/2021	1,100	1,113

General Electric Co.
5.550% due 05/04/2020	1,700	1,745

HCA, Inc.
6.500% due 02/15/2020	700	721

Humana, Inc.
2.900% due 12/15/2022	1,500	1,491

JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	1,500	1,516

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	2,000	2,023
4.057% due 05/25/2023	1,600	1,647

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	1,400	1,446

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,400	1,375

Kraft Heinz Foods Co.
3.500% due 06/06/2022	1,500	1,518
3.500% due 07/15/2022	1,500	1,515

McCormick & Co., Inc.
2.700% due 08/15/2022	1,000	995

146	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merck & Co., Inc.
2.750% due 02/10/2025	$2,000	$2,006

Microchip Technology, Inc.
3.922% due 06/01/2021	1,200	1,211

Moody’s Corp.
2.625% due 01/15/2023	1,500	1,480

Norfolk Southern Corp.
3.850% due 01/15/2024	1,900	1,977

Owens Corning
3.400% due 08/15/2026	1,600	1,511
4.200% due 12/01/2024	1,500	1,517

Penske Truck Leasing Co. LP
4.875% due 07/11/2022	1,400	1,466

Philip Morris International, Inc.
2.375% due 08/17/2022	1,900	1,877

Reynolds American, Inc.
6.875% due 05/01/2020	1,000	1,040

Rockwell Collins, Inc.
2.800% due 03/15/2022	800	799

Ryder System, Inc.
2.650% due 03/02/2020	1,600	1,598

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,300	1,351

Southern Co.
2.350% due 07/01/2021	1,300	1,285

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	900	922

Tech Data Corp.
3.700% due 02/15/2022	700	705

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~	1,500	1,494

Time Warner Cable LLC
4.125% due 02/15/2021	2,036	2,069

VMware, Inc.
2.300% due 08/21/2020	100	99

Volkswagen Group of America Finance LLC
3.458% (US0003M + 0.770%) due 11/13/2020 ~	1,400	1,405
3.638% (US0003M + 0.940%) due 11/12/2021 ~	1,400	1,403
3.875% due 11/13/2020	1,400	1,418

Wynn Las Vegas LLC
5.500% due 03/01/2025	1,500	1,485

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	2,400	2,395

Zoetis, Inc.
3.250% due 08/20/2021	1,800	1,812

		98,958

UTILITIES 5.0%

AT&T, Inc.
3.200% due 03/01/2022	1,200	1,211
3.376% (US0003M + 0.750%) due 06/01/2021 ~	1,800	1,808
3.737% (US0003M + 0.950%) due 07/15/2021 ~	1,500	1,518

Avangrid, Inc.
3.150% due 12/01/2024	1,500	1,484

Duke Energy Corp.
3.050% due 08/15/2022	2,500	2,522

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	1,300	1,358

Enable Midstream Partners LP
4.950% due 05/15/2028	1,600	1,629

Eversource Energy
2.750% due 03/15/2022	300	300

Exelon Corp.
5.150% due 12/01/2020	1,500	1,547

Florida Power & Light Co.
3.700% due 12/01/2047	1,300	1,303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	$1,500	$1,501

MidAmerican Energy Co.
3.100% due 05/01/2027	1,500	1,511

NextEra Energy Capital Holdings, Inc.
3.200% due 02/25/2022	1,200	1,212
3.550% due 05/01/2027	1,500	1,512

Plains All American Pipeline LP
2.600% due 12/15/2019	2,000	1,993

Southwestern Electric Power Co.
3.550% due 02/15/2022	1,225	1,241

Verizon Communications, Inc.
3.376% due 02/15/2025	1,700	1,725

		25,375

Total Corporate Bonds & Notes (Cost $231,778)		233,378

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.2%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	1,100	1,240

FLORIDA 0.0%

Miami, Florida Revenue Bonds, Series 1989
8.650% due 07/01/2019	20	20

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	85	90

IOWA 0.1%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	350	355

MASSACHUSETTS 0.0%

Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	100	103

PENNSYLVANIA 0.2%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
3.671% (US0003M + 0.900%) due 07/25/2029 ~	958	962

Total Municipal Bonds & Notes (Cost $2,684)		2,770

U.S. GOVERNMENT AGENCIES 73.7%

Fannie Mae
2.310% due 08/01/2022	500	497
2.570% due 12/25/2036 •	120	119
2.911% due 10/25/2022 •	6	6
2.936% due 05/25/2023 •	6	6
2.959% due 09/25/2046 •	809	808
2.986% due 02/25/2022 •	1	1
3.086% due 08/25/2022 •	3	3
3.116% due 05/25/2040 •	1,087	1,100
3.186% due 04/25/2022 - 09/25/2022 •	3	2
3.330% due 11/01/2021	258	262
3.500% due 01/01/2026	37	38
3.532% due 07/01/2044 •	87	87
3.980% due 07/01/2021 (f)	38,300	39,508
4.000% due 08/01/2025 - 12/01/2041	697	725
4.328% due 04/01/2041 •	28	29
4.393% due 05/25/2035	71	74
4.424% due 01/01/2035 •	138	143

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.472% due 05/01/2038 •	$846	$885
4.500% due 11/01/2021 - 10/01/2042	3,282	3,452
4.542% due 09/01/2035 •	26	27
5.363% due 12/25/2042 ~	262	279
5.500% due 03/01/2022 - 02/01/2040	2,411	2,620
6.000% due 04/01/2023 - 01/01/2039	1,956	2,159
6.500% due 11/01/2021 - 06/25/2044	102	115
8.000% due 10/01/2030	1	1

Fannie Mae, TBA
3.000% due 05/01/2034 - 05/01/2049	38,900	38,794
3.500% due 04/01/2034 - 05/01/2049	129,300	131,684
4.000% due 05/01/2049	18,200	18,708

Freddie Mac
3.234% due 08/15/2036 •	812	825
3.364% due 02/25/2045 •	114	114
4.000% due 04/01/2024 - 03/01/2044	1,975	2,051
4.437% due 07/01/2030 •	9	9
4.500% due 02/01/2029 - 12/01/2040	728	772
4.655% due 12/01/2022 •	49	49
5.000% due 12/01/2039 - 07/01/2040	83	91
5.500% due 12/01/2036 - 07/01/2039	820	900
6.000% due 11/01/2029 - 09/01/2038	2,699	2,972
7.000% due 07/15/2022	86	90
7.500% due 01/15/2023	237	249
8.000% due 11/01/2025 - 06/15/2030	201	233
9.000% due 12/15/2020	2	3

Freddie Mac, TBA
3.000% due 04/01/2049	7,000	6,973
3.500% due 04/01/2049	10,000	10,145
4.000% due 04/01/2049	52,000	53,539
4.500% due 04/01/2049	4,000	4,175

Ginnie Mae
2.889% due 11/20/2045 •	764	762
2.967% due 06/20/2065 •	3,277	3,275
2.969% due 02/20/2067 •	1,189	1,189
3.024% due 10/20/2062 •	3,081	3,085
3.109% due 07/20/2065 - 10/20/2065 •	5,143	5,145
3.159% due 11/20/2065 •	1,108	1,113
3.259% due 08/20/2066 •	1,798	1,808
3.309% due 05/20/2066	2,088	2,104
3.309% due 06/20/2066 - 07/20/2066 •	3,960	3,986
3.375% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	175	178
3.375% due 02/20/2027 •	33	33
3.409% due 04/20/2066 •	573	580
3.429% due 07/20/2065 •	3,167	3,204
3.443% due 07/20/2062 •	2,527	2,552
3.625% (H15T1Y + 1.500%) due 06/20/2023 ~	35	35
3.625% due 05/20/2027 - 06/20/2027 •	83	85
3.750% (H15T1Y + 1.500%) due 09/20/2024 - 09/20/2025 ~	79	81
3.750% due 07/20/2027 - 07/20/2030 •	235	239
3.846% due 11/20/2067 •	1,804	1,843
4.125% due 12/20/2029 •	138	143
5.000% due 07/15/2034 - 03/20/2049	7,453	7,868
6.000% due 01/15/2024	1	1
7.500% due 03/15/2024 - 09/15/2025	1	2
8.000% due 01/15/2022 - 08/15/2024	4	4

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	147

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
4.000% due 04/01/2049	$2,000	$2,066
5.000% due 05/01/2049	9,100	9,499

Total U.S. Government Agencies (Cost $372,625)		376,202

U.S. TREASURY OBLIGATIONS 4.7%

U.S. Treasury Inflation Protected Securities (b)
0.625% due 01/15/2026 (f)	5,402	5,467
0.750% due 07/15/2028 (f)	8,122	8,311
0.875% due 01/15/2029 (f)	8,971	9,268
1.000% due 02/15/2048	1,021	1,045

Total U.S. Treasury Obligations (Cost $23,511)		24,091

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.9%

American Home Mortgage Investment Trust
4.685% due 02/25/2045 •	316	322

Ashford Hospitality Trust
3.484% due 05/15/2035 •	1,800	1,801

Banc of America Funding Trust
4.633% due 05/25/2035 ~	333	350

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	4,600	4,779

BCAP LLC Trust
2.940% due 01/26/2036 •	591	584

Bear Stearns Adjustable Rate Mortgage Trust
4.671% due 02/25/2036 ^~	334	320
4.807% due 01/25/2035 ~	979	989
5.026% due 04/25/2033 ~	107	109

Bear Stearns ALT-A Trust
4.262% due 09/25/2035 ^~	178	147
4.568% due 05/25/2035 ~	1,209	1,220

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.716% due 10/25/2035 •	464	460

Citigroup Mortgage Loan Trust
4.820% due 10/25/2035 •	96	98

Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •	871	886

Countrywide Home Loan Mortgage Pass-Through Trust
4.263% due 02/20/2035 ~	6	6
4.592% due 02/20/2036 ^•	198	174

Credit Suisse First Boston Mortgage Securities Corp.
4.328% due 09/25/2033 ~	1,783	1,824
5.379% due 06/25/2032 ~	47	46

GS Mortgage Securities Trust
1.959% due 11/10/2045 ~(a)	868	51

HomeBanc Mortgage Trust
2.736% due 03/25/2035 •	2,797	2,442

IndyMac Adjustable Rate Mortgage Trust
3.947% due 01/25/2032 ~	11	10

IndyMac Mortgage Loan Trust
3.841% due 11/25/2035 ^~	987	919

JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	3,200	3,263

JPMorgan Chase Commercial Mortgage Securities Trust
3.394% due 06/15/2035 •	1,500	1,498
3.484% due 06/15/2032 •	1,792	1,788

JPMorgan Mortgage Trust
4.327% due 07/25/2035 ~	394	397

LMREC, Inc.
3.471% due 02/22/2032 •	1,086	1,082

Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	1,700	1,750

Morgan Stanley Capital Trust
3.436% due 12/15/2049	2,200	2,253
3.446% due 07/13/2029 ~	2,000	2,015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
4.399% due 06/25/2036 ~	$2,530	$2,598

Nomura Resecuritization Trust
2.690% due 12/26/2035 •	1,814	1,804

Prime Mortgage Trust
2.886% due 02/25/2034 •	84	80

RBSSP Resecuritization Trust
4.616% due 12/25/2035 ~	1,131	1,161

Residential Funding Mortgage Securities, Inc. Trust
5.100% due 02/25/2036 ^~	200	183

Sequoia Mortgage Trust
3.122% due 04/19/2027 •	597	585

Structured Asset Mortgage Investments Trust
3.142% due 09/19/2032 •	90	88

Tharaldson Hotel Portfolio Trust
3.231% due 11/11/2034 •	842	841

WaMu Mortgage Pass-Through Certificates Trust
2.776% due 10/25/2045 •	251	247

Wells Fargo Mortgage-Backed Securities Trust
2.986% due 07/25/2037 ^•	107	96
4.558% due 12/25/2034 ~	519	533
4.954% due 03/25/2036 ~	555	568
4.988% due 01/25/2035 ~	6	7

Total Non-Agency Mortgage-Backed Securities (Cost $39,088)		40,374

ASSET-BACKED SECURITIES 5.4%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.936% due 01/25/2036 •	3,550	3,559

Asset-Backed Securities Corp. Home Equity Loan Trust
3.729% due 08/15/2033 •	2,059	2,059

B2R Mortgage Trust
2.567% due 06/15/2049	1,775	1,753

EMC Mortgage Loan Trust
3.226% due 05/25/2040 •	456	451

First Investors Auto Owner Trust
1.690% due 04/15/2021	6	6

Fremont Home Loan Trust
2.546% due 01/25/2037 •	50	28

Home Equity Asset Trust
3.386% due 11/25/2034 •	1,053	1,062

Hyundai Auto Lease Securitization Trust
2.764% due 12/16/2019 •	13	13

JPMorgan Mortgage Acquisition Corp.
2.666% due 03/25/2036 •	13	13

MASTR Asset-Backed Securities Trust
3.176% due 03/25/2035 •	3,700	3,709

Morgan Stanley IXIS Real Estate Capital Trust
2.536% due 11/25/2036 •	15	8

Navient Private Education Refi Loan Trust
3.010% due 06/16/2042	1,166	1,169

Nelnet Student Loan Trust
3.451% due 11/25/2048 •	215	217
3.551% due 07/27/2048 •	342	344

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,500	1,517

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.236% due 07/25/2035 •	254	255
3.731% due 01/25/2036 •	600	601

Residential Asset Securities Corp. Trust
2.756% due 04/25/2036 •	2,883	2,892

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^	663	224

SLM Student Loan Trust
2.921% due 10/25/2029 •	1,023	1,016

SoFi Consumer Loan Program LLC
2.140% due 09/25/2026	227	227
3.050% due 12/26/2025	579	579

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program LLC
2.390% due 02/25/2042	$2,987	$2,975

SpringCastle America Funding LLC
3.050% due 04/25/2029	822	822

Structured Asset Investment Loan Trust
3.386% due 09/25/2034 •	650	646
3.611% due 07/25/2033 •	1,643	1,644

Total Asset-Backed Securities (Cost $26,815)		27,789

	SHARES
PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.9%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (c)(d)	4,000	4,500

Total Preferred Securities (Cost $4,120)		4,500

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (e) 0.2%
		1,138

Total Short-Term Instruments (Cost $1,138)		1,138

Total Investments in Securities (Cost $701,759)		710,242

INVESTMENTS IN AFFILIATES 25.7%

SHORT-TERM INSTRUMENTS 25.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.7%

PIMCO Short Asset Portfolio	3,355,102	33,380

PIMCO Short-Term Floating NAV Portfolio III	9,887,038	97,773

Total Short-Term Instruments (Cost $131,317)		131,153

Total Investments in Affiliates (Cost $131,317)		131,153

Total Investments 164.7% (Cost $833,076)		$841,395

Financial Derivative Instruments (g)(h) (0.0)% (Cost or Premiums, net $(253))		(74)

Other Assets and Liabilities, net (64.7)%		(330,472)

Net Assets 100.0%		$510,849

148	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 4,120	$4,500	0.88%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,138	U.S. Treasury Notes 2.625% due 07/15/2021	$(1,161)	$1,138	$1,138

Total Repurchase Agreements						$(1,161)	$1,138	$1,138

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	3.000%	03/28/2019	04/08/2019	$(1,928)	$(1,929)
BOS	2.770	03/13/2019	04/10/2019	(36,377)	(36,430)
	3.300	03/28/2019	04/01/2019	(9,259)	(9,262)
JPS	2.650	02/07/2019	05/07/2019	(10,474)	(10,515)

Total Reverse Repurchase Agreements					$(58,136)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.640%	01/23/2019	04/23/2019	$(962)	$(967)

Total Sale-Buyback Transactions					$(967)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.5)%
Fannie Mae, TBA	6.000%	04/01/2049	$2,200	$(2,365)	$(2,373)

Total Short Sales (0.5)%				$(2,365)	$(2,373)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	149

Schedule of Investments PIMCO Total Return Fund II (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(1,929)	$0	$(1,929)	$1,929	$0
BOS	0	(45,692)	0	(45,692)	48,777	3,085
FICC	1,138	0	0	1,138	(1,161)	(23)
JPS	0	(10,515)	0	(10,515)	10,720	205

Master Securities Forward Transaction Agreement
UBS	0	0	(967)	(967)	976	9

Total Borrowings and Other Financing Transactions	$1,138	$(58,136)	$(967)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(36,430)	$0	$0	$(36,430)
U.S. Treasury Obligations	(9,262)	(1,929)	(10,515)	0	(21,706)

Total	$(9,262)	$(38,359)	$(10,515)	$0	$(58,136)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(967)	0	0	(967)

Total	$0	$(967)	$0	$0	$(967)

Total Borrowings	$(9,262)	$(39,326)	$(10,515)	$0	$(59,103)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(59,103)

(f)	Securities with an aggregate market value of $62,402 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(83,366) at a weighted average interest rate of 2.200%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$113.500	05/24/2019	74	$	74	$1	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.000	05/24/2019	129		129	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.500	05/24/2019	256		256	2	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	138.000	05/24/2019	17		17	0	1
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	189.000	05/24/2019	35		35	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.250	05/24/2019	35		35	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	97		97	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	110.000	05/24/2019	57		57	1	0

Total Purchased Options						$6	$1

150	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$122.500	04/26/2019	102	$	102	$(39)	$(5)

Total Written Options						$(39)	$(5)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2019	490	56,756	$355	$0	$(111)
U.S. Treasury 10-Year Note June Futures	06/2019	365	45,340	440	0	(103)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	332	55,776	1,742	0	(124)

				$2,537	$0	$(338)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	74	(18,103)	$(133)	$14	$0
90-Day Eurodollar June Futures	06/2020	260	(63,554)	(276)	55	0
90-Day Eurodollar September Futures	09/2020	152	(37,179)	(177)	31	0
U.S. Treasury 30-Year Bond June Futures	06/2019	392	(58,665)	(1,452)	147	0

				$(2,038)	$247	$0

Total Futures Contracts				$499	$247	$(338)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Simon Property Group LP	1.000%	Quarterly	06/20/2022	0.303%	$	1,100	$18	$6	$24	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-28 5-Year Index	1.000%	Quarterly	06/20/2022	$6,600	$141	$(16)	$125	$4	$0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	13,100	156	103	259	15	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	400	7	0	7	1	0

					$304	$87	$391	$20	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.800%	Semi-Annual	08/22/2023	$7,700	$(172)	$338	$166	$0	$(16)

Total Swap Agreements						$150	$431	$581	$20	$(16)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	151

Schedule of Investments PIMCO Total Return Fund II (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$247	$20	$268	$(5)	$(338)	$(16)	$(359)

Cash of $3,031 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	2,000	$96	$24
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	2,500	118	30

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	500	24	6

							$238	$60

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2049	$67.500	04/03/2019	8,100	$0	$0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	72.500	04/03/2019	14,900	1	0

GSC	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	78.000	05/06/2019	7,000	1	0

JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	70.000	05/06/2019	11,000	0	0

					$2	$0

Total Purchased Options					$240	$60

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019	2,500	$(4)	$0

152	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	03/12/2020	6,600	$(56)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	16,300	(145)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	6,500	(84)	0

DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,500	(19)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,700	(66)	0

						$(370)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	8,600	$(94)	$(17)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	11,000	(118)	(22)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	2,200	(24)	(4)

							$(236)	$(43)

Total Written Options							$(610)	$(43)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$54	$0	$54	$0	$(39)	$0	$(39)	$15	$0	$15
GLM	0	6	0	6	0	(4)	0	(4)	2	0	2

Total Over the Counter	$0	$60	$0	$60	$0	$(43)	$0	$(43)

**	Notional Amount represents the number of contracts.
(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	247	247
Swap Agreements	0	20	0	0	0	20

	$0	$20	$0	$0	$248	$268

Over the counter
Purchased Options	$0	$0	$0	$0	$60	$60

	$0	$20	$0	$0	$308	$328

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	338	338
Swap Agreements	0	0	0	0	16	16

	$0	$0	$0	$0	$359	$359

Over the counter
Written Options	$0	$0	$0	$0	$43	$43

	$0	$0	$0	$0	$402	$402

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	153

Schedule of Investments PIMCO Total Return Fund II (Cont.)

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(34)	$(34)
Written Options	0	0	0	0	79	79
Futures	0	0	0	0	1,629	1,629
Swap Agreements	0	529	0	0	806	1,335

	$0	$529	$0	$0	$2,480	$3,009

Over the counter
Purchased Options	$0	$(1)	$0	$0	$(3)	$(4)
Written Options	0	47	0	0	124	171

	$0	$46	$0	$0	$121	$167

	$0	$575	$0	$0	$2,601	$3,176

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$24	$24
Futures	0	0	0	0	272	272
Swap Agreements	0	207	0	0	138	345

	$0	$207	$0	$0	$434	$641

Over the counter
Purchased Options	$0	$0	$0	$0	$(52)	$(52)
Written Options	0	(7)	0	0	91	84

	$0	$(7)	$0	$0	$39	$32

	$0	$200	$0	$0	$473	$673

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$109,045	$0	$109,045
Industrials	0	98,958	0	98,958
Utilities	0	25,375	0	25,375
Municipal Bonds & Notes
California	0	1,240	0	1,240
Florida	0	20	0	20
Illinois	0	90	0	90
Iowa	0	355	0	355
Massachusetts	0	103	0	103
Pennsylvania	0	962	0	962
U.S. Government Agencies	0	376,202	0	376,202
U.S. Treasury Obligations	0	24,091	0	24,091
Non-Agency Mortgage-Backed Securities	0	40,374	0	40,374
Asset-Backed Securities	0	27,789	0	27,789
Preferred Securities
Banking & Finance	0	4,500	0	4,500
Short-Term Instruments
Repurchase Agreements	0	1,138	0	1,138

	$0	$710,242	$0	$710,242

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$131,153	$0	$0	$131,153

Total Investments	$131,153	$710,242	$0	$841,395

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,373)	$0	$(2,373)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	247	21	0	268
Over the counter	0	60	0	60

	$247	$81	$0	$328

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(338)	(21)	0	(359)
Over the counter	0	(43)	0	(43)

	$(338)	$(64)	$0	$(402)

Total Financial Derivative Instruments	$(91)	$17	$0	$(74)

Totals	$131,062	$707,886	$0	$838,948

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

154	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund IV

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.4%

CORPORATE BONDS & NOTES 51.3%

BANKING & FINANCE 30.5%

AerCap Ireland Capital DAC
3.500% due 05/26/2022		$960	$961
4.625% due 10/30/2020		504	516

AIA Group Ltd.
3.125% due 03/13/2023		3,000	3,005

Aircastle Ltd.
5.125% due 03/15/2021		3,100	3,200

Aviation Capital Group LLC
2.875% due 01/20/2022		1,600	1,577

Banco Santander S.A.
3.848% due 04/12/2023		3,600	3,634

Barclays Bank PLC
10.179% due 06/12/2021		2,000	2,265
14.000% due 06/15/2019 •(f)	GBP	1,300	1,736

Barclays PLC
3.684% due 01/10/2023		$4,300	4,298
4.807% (US0003M + 2.110%) due 08/10/2021 ~		3,000	3,063

BBVA Bancomer S.A.
7.250% due 04/22/2020		1,000	1,036

BGC Partners, Inc.
5.125% due 05/27/2021		2,600	2,655

BNP Paribas S.A.
3.500% due 03/01/2023		3,400	3,404

BOC Aviation Ltd.
3.788% (US0003M + 1.050%) due 05/02/2021 ~		2,300	2,312

BPCE S.A.
4.000% due 09/12/2023		3,200	3,253

Brandywine Operating Partnership LP
3.950% due 02/15/2023		2,400	2,454

Camden Property Trust
3.500% due 09/15/2024		1,300	1,322

Cantor Fitzgerald LP
6.500% due 06/17/2022		3,500	3,753

Capital One Financial Corp.
4.250% due 04/30/2025		3,300	3,430

Citigroup, Inc.
2.876% due 07/24/2023 •		1,400	1,392
3.842% (US0003M + 1.250%) due 07/01/2026 ~		3,450	3,457

Compass Bank
3.500% due 06/11/2021		1,400	1,413

Credit Suisse Group AG
2.997% due 12/14/2023 •		4,000	3,934
4.207% due 06/12/2024 •		2,500	2,563

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		2,800	2,826
3.800% due 09/15/2022		1,500	1,529
3.800% due 06/09/2023		3,400	3,457

Daiwa Securities Group, Inc.
3.129% due 04/19/2022		2,800	2,791

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(f)		4,250	4,254

Deutsche Bank AG
2.700% due 07/13/2020		3,800	3,760
3.300% due 11/16/2022		2,900	2,811
3.950% due 02/27/2023		200	198
4.607% (US0003M + 1.910%) due 05/10/2019 ~		2,500	2,503

EPR Properties
4.500% due 04/01/2025		3,800	3,876

Fidelity National Financial, Inc.
5.500% due 09/01/2022		1,000	1,061

Ford Motor Credit Co. LLC
3.200% due 01/15/2021		200	197
3.532% (US0003M + 0.930%) due 09/24/2020 ~		2,700	2,689
3.919% (US0003M + 1.235%) due 02/15/2023 ~		3,000	2,839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.935% (US0003M + 3.140%) due 01/07/2022 ~		$2,600	$2,655

General Motors Financial Co., Inc.
2.450% due 11/06/2020		1,400	1,384

Goldman Sachs Group, Inc.
3.401% (US0003M + 0.750%) due 02/23/2023 ~		2,300	2,281

Hospitality Properties Trust
4.250% due 02/15/2021		1,100	1,109

Host Hotels & Resorts LP
3.875% due 04/01/2024		2,900	2,913

ING Groep NV
3.150% due 03/29/2022		2,300	2,304

JPMorgan Chase & Co.
3.671% (US0003M + 0.900%) due 04/25/2023 ~		1,400	1,407
3.797% due 07/23/2024 •		2,300	2,364

Kilroy Realty LP
3.800% due 01/15/2023		2,200	2,237

Kimco Realty Corp.
2.700% due 03/01/2024		2,700	2,614

Lloyds Bank PLC
12.000% due 12/16/2024 •(f)		600	722

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	3,200	2,333

Morgan Stanley
3.125% due 07/27/2026		$1,700	1,659
3.875% due 01/27/2026		2,300	2,356

National Australia Bank Ltd.
3.625% due 06/20/2023		1,000	1,025

Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,388

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		3,600	3,677
5.250% due 01/15/2026		3,800	3,982

Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		1,400	1,415

Realty Income Corp.
3.875% due 04/15/2025		2,300	2,385

Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •		3,600	3,685
7.648% due 09/30/2031 •(f)		2,500	3,156

Santander Holdings USA, Inc.
3.400% due 01/18/2023		2,300	2,303

Santander UK Group Holdings PLC
2.875% due 08/05/2021		2,500	2,481

SBA Tower Trust
2.877% due 07/15/2046		3,500	3,473

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		2,200	2,161
3.000% due 07/15/2022		1,700	1,681

Sumitomo Mitsui Financial Group, Inc.
3.520% (US0003M + 0.740%) due 10/18/2022 ~		1,400	1,401

Synchrony Bank
3.650% due 05/24/2021		1,400	1,414

UBS Group Funding Switzerland AG
2.650% due 02/01/2022		1,400	1,388

UniCredit SpA
7.830% due 12/04/2023		1,900	2,118

Washington Prime Group LP
5.950% due 08/15/2024		4,400	4,130

Wells Fargo & Co.
6.381% (US0003M + 3.770%) due 06/15/2019 ~(f)		4,100	4,131

			173,156

INDUSTRIALS 16.7%

AbbVie, Inc.
2.900% due 11/06/2022		1,400	1,398
3.200% due 11/06/2022		1,400	1,413

Air Canada Pass-Through Trust
5.375% due 11/15/2022		677	692

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allergan Funding SCS
3.450% due 03/15/2022	$2,300	$2,321

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022	1,400	1,392

BAT Capital Corp.
3.222% due 08/15/2024	1,500	1,468

BAT International Finance PLC
3.250% due 06/07/2022	1,560	1,560
3.500% due 06/15/2022	1,369	1,376

Bayer U.S. Finance LLC
3.621% (US0003M + 1.010%) due 12/15/2023 ~	2,300	2,268

Braskem Finance Ltd.
5.750% due 04/15/2021	1,300	1,353

Canadian Pacific Railway Co.
4.500% due 01/15/2022	1,000	1,038

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	2,300	2,343

Charter Communications Operating LLC
4.464% due 07/23/2022	2,300	2,381

Daimler Finance North America LLC
3.400% due 02/22/2022	3,100	3,131
3.543% (US0003M + 0.880%) due 02/22/2022 ~	3,100	3,109

Danone S.A.
2.589% due 11/02/2023	1,700	1,665

Dell International LLC
4.420% due 06/15/2021	2,300	2,361
5.450% due 06/15/2023	3,400	3,625

Deutsche Telekom International Finance BV
2.820% due 01/19/2022	800	798

ERAC USA Finance LLC
2.600% due 12/01/2021	800	788

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	1,000	1,031

General Electric Co.
5.550% due 05/04/2020	1,400	1,437

Imperial Brands Finance PLC
2.950% due 07/21/2020	1,400	1,396
3.750% due 07/21/2022	2,400	2,434

Japan Tobacco, Inc.
2.000% due 04/13/2021	1,400	1,372

Keurig Dr Pepper, Inc.
4.057% due 05/25/2023	3,800	3,912

Komatsu Finance America, Inc.
2.118% due 09/11/2020	1,200	1,184

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~	1,000	997
3.500% due 07/15/2022	1,700	1,718

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	3,474	3,438

Masco Corp.
7.125% due 03/15/2020	1,000	1,039

NetApp, Inc.
3.375% due 06/15/2021	600	606

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (d)(f)	937	10

Owens Corning
4.200% due 12/01/2024	2,300	2,327

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	1,000	1,002
4.875% due 07/11/2022	3,600	3,769

Pernod Ricard S.A.
4.250% due 07/15/2022	600	623
5.750% due 04/07/2021	1,400	1,475

Phillips 66
3.246% (US0003M + 0.600%) due 02/26/2021 ~	1,390	1,390

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,400	1,455

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	2,202	2,252

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	155

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$1,188	$1,190

Suntory Holdings Ltd.
2.550% due 06/28/2022		900	887

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		1,400	1,437

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~		2,300	2,291

Volkswagen Group of America Finance LLC
3.638% (US0003M + 0.940%) due 11/12/2021 ~		2,600	2,606

Volkswagen International Finance NV
1.242% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	1,800	2,040

WestJet Airlines Ltd.
3.500% due 06/16/2021		$4,800	4,682

WPP Finance
4.750% due 11/21/2021		3,100	3,206

Wynn Las Vegas LLC
5.500% due 03/01/2025		3,400	3,366

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		1,611	1,617

			94,669

UTILITIES 4.1%

Entergy Arkansas LLC
3.050% due 06/01/2023		1,400	1,402

Entergy Corp.
2.950% due 09/01/2026		2,700	2,599

Monongahela Power Co.
3.550% due 05/15/2027		2,800	2,817

NextEra Energy Capital Holdings, Inc.
3.200% due 02/25/2022		2,600	2,625
3.352% (US0003M + 0.720%) due 02/25/2022 ~		2,600	2,606

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		553	547

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (b)		1,282	798

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		473	453

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (b)		1,844	470

Rio Oil Finance Trust
9.250% due 07/06/2024		635	694
9.750% due 01/06/2027		3,252	3,642

SGSP Australia Assets Pty. Ltd.
3.250% due 07/29/2026		1,500	1,458

Telstra Corp. Ltd.
4.800% due 10/12/2021		1,400	1,459

Verizon Communications, Inc.
3.376% due 02/15/2025		1,414	1,435

			23,005

Total Corporate Bonds & Notes (Cost $290,304)			290,830

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.7%

Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040		3,700	3,891

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		675	753

Total Municipal Bonds & Notes (Cost $4,502)			4,644

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 55.9%

Fannie Mae
1.665% due 02/25/2033 •		$6,409	$5,880
2.310% due 08/01/2022		100	99
2.935% due 11/01/2021		9,995	10,106
2.959% due 09/25/2046 •		1,512	1,511
3.000% due 06/01/2029 - 10/25/2040		1,672	1,679
3.500% due 10/25/2041 - 03/01/2048		20,162	20,689
4.000% due 11/01/2047 - 06/01/2048		10,820	11,185
4.424% due 01/01/2036 •		2,618	2,751
4.472% due 05/01/2038 •		1,441	1,508
4.500% due 02/01/2031 - 08/01/2042		930	980
5.500% due 02/01/2036 - 05/01/2036		82	90

Fannie Mae, TBA
3.000% due 05/01/2034 - 05/01/2049		93,000	92,528
3.500% due 05/01/2049		77,814	78,841
4.000% due 05/01/2049		4,000	4,112

Freddie Mac
3.500% due 07/01/2048		10,683	10,860
5.000% due 03/01/2024 - 12/01/2038		841	904
5.500% due 04/01/2038		234	257

Freddie Mac, TBA
3.000% due 04/01/2049		12,000	11,953
4.000% due 04/01/2049		16,000	16,473

Ginnie Mae
0.000% due 11/20/2039		3,500	2,913
2.839% due 05/20/2047 •		2,466	2,472
2.879% due 06/20/2061 •		438	438
2.959% due 04/20/2065		784	784
2.969% due 02/20/2067 •		2,934	2,932
2.979% due 06/20/2067 •		393	393
3.129% due 09/20/2065 •		2,688	2,689
3.259% due 08/20/2066 - 08/20/2067 •		5,478	5,519
3.309% due 05/20/2066		3,132	3,156
3.309% due 06/20/2066 •		3,035	3,058
3.527% due 06/20/2067 •		3,692	3,757
5.000% due 05/15/2047 - 09/15/2047		587	615

Ginnie Mae, TBA
3.000% due 04/17/2049		2,000	2,012
3.500% due 04/01/2049		2,000	2,044
4.000% due 04/01/2049		11,000	11,362

Total U.S. Government Agencies (Cost $313,812)			316,550

U.S. TREASURY OBLIGATIONS 8.7%

U.S. Treasury Bonds
2.500% due 02/15/2045 (h)		8,700	8,229
2.750% due 08/15/2042 (h)		700	699
3.125% due 08/15/2044 (j)(l)		1,300	1,381
3.375% due 05/15/2044 (h)		8,000	8,863
3.750% due 11/15/2043 (h)		5,200	6,110

U.S. Treasury Inflation Protected Securities (e)
0.625% due 01/15/2026 (h)		4,237	4,288
0.750% due 07/15/2028 (h)		7,621	7,798
0.875% due 01/15/2029 (h)		7,376	7,621
1.000% due 02/15/2048 (l)		4,389	4,493

U.S. Treasury Notes
2.000% due 08/31/2021		100	99

Total U.S. Treasury Obligations (Cost $47,825)			49,581

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.4%

Adjustable Rate Mortgage Trust
2.986% due 10/25/2035 •		1,046	1,040

Aggregator of Loans Backed by Assets PLC
1.979% (BP0001M + 1.250%) due 04/24/2049 ~	GBP	2,957	3,864

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alba PLC
1.005% due 11/21/2037 •	GBP	1,980	$2,425
1.016% due 03/17/2039 •		3,662	4,486

Ashford Hospitality Trust
3.484% due 05/15/2035 •		$3,000	3,001

Banc of America Funding Trust
4.633% due 05/25/2035 ~		1,699	1,788

Banc of America Mortgage Trust
6.500% due 10/25/2031		8	8

BCAP LLC Trust
2.940% due 01/26/2036 •		1,414	1,398
3.830% due 08/26/2037 ~		474	477

Bear Stearns Adjustable Rate Mortgage Trust
4.734% due 02/25/2033 ~		34	35

CD Mortgage Trust
3.348% due 11/10/2049		2,300	2,349

Chase Mortgage Finance Trust
4.134% due 02/25/2037 ~		31	31

Citigroup Commercial Mortgage Trust
3.334% due 07/15/2032 •		3,700	3,708

Credit Suisse First Boston Mortgage Securities Corp.
4.328% due 09/25/2033 ~		5	5

Credit Suisse Mortgage Capital Certificates
5.000% due 12/27/2036 ~		2,893	2,335

Eurohome UK Mortgages PLC
0.995% due 06/15/2044 •	GBP	2,520	3,164

Eurosail PLC
1.793% (BP0003M + 0.950%) due 06/13/2045 ~		6,916	8,856
1.793% due 06/13/2045 •		4,742	6,125

FirstMac Mortgage Funding Trust
2.909% due 03/08/2049 •	AUD	3,672	2,593
3.159% due 03/08/2049 •		1,500	1,058

Great Hall Mortgages PLC
2.745% due 06/18/2039 •		$2,289	2,230

GS Mortgage Securities Trust
3.278% due 11/10/2049 ~		3,500	3,563

GSR Mortgage Loan Trust
4.808% due 01/25/2035 ~		625	626

Holmes Master Issuer PLC
3.147% due 10/15/2054 •		3,000	2,996

HomeBanc Mortgage Trust
2.736% due 03/25/2035 •		714	624

Impac CMB Trust
3.266% due 10/25/2034 •		3,679	3,614

JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049		3,500	3,517

JPMorgan Chase Commercial Mortgage Securities Trust
3.484% due 06/15/2032 •		2,589	2,582

Kensington Mortgage Securities PLC
2.763% due 06/14/2040 •		1,869	1,826

Landmark Mortgage Securities PLC
1.207% due 04/17/2044 •	GBP	361	440

Ludgate Funding PLC
1.042% due 12/01/2060 •		2,767	3,394

Mansard Mortgages PLC
1.108% due 04/15/2047 •		840	1,040

MASTR Adjustable Rate Mortgages Trust
4.467% due 11/21/2034 ~		$1,112	1,148

Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •		267	254
3.567% due 01/25/2029 •		208	208

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		6,000	6,047

Morgan Stanley Capital Trust
3.402% due 07/13/2029 ~		3,300	3,330
3.436% due 12/15/2049		2,200	2,253

Resloc UK PLC
0.000% due 12/15/2043 •	EUR	5,305	5,635

Structured Adjustable Rate Mortgage Loan Trust
4.495% due 09/25/2034 ~		$2,692	2,723

Tharaldson Hotel Portfolio Trust
3.231% due 11/11/2034 •		2,527	2,523

156	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(a)	GBP	2,000	$2,606

Trinity Square PLC
2.078% due 07/15/2051 •		2,089	2,731

WaMu Mortgage Pass-Through Certificates Trust
2.776% due 10/25/2045 •		$4,405	4,338
3.026% due 07/25/2045 •		187	186

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059		4,500	4,491
3.486% due 12/15/2059		4,800	4,911

Wells Fargo Mortgage-Backed Securities Trust
4.867% due 05/25/2035 ~		1,409	1,447
4.881% due 06/25/2035 ~		1,458	1,503

Total Non-Agency Mortgage-Backed Securities (Cost $126,054)			121,532

ASSET-BACKED SECURITIES 4.1%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.936% due 01/25/2036 •		2,900	2,908

Countrywide Asset-Backed Certificates Trust
3.026% due 12/25/2034 •		3,015	3,000

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		2,200	2,218

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		17	17

Driver Australia Trust
2.810% due 07/21/2026	AUD	3,968	2,814

First Investors Auto Owner Trust
1.690% due 04/15/2021		$14	14

JPMorgan Mortgage Acquisition Corp.
2.666% due 03/25/2036 •		27	27

MASTR Specialized Loan Trust
2.786% due 01/25/2036 •		85	85

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
3.281% due 09/25/2035 •		$1,847	$1,843

Navient Private Education Refi Loan Trust
3.010% due 06/16/2042		2,954	2,962

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.326% due 01/25/2036 •		796	799

SLM Student Loan Trust
2.891% due 01/25/2027 •		1,391	1,384

SoFi Consumer Loan Program LLC
2.140% due 09/25/2026		530	528

SoFi Professional Loan Program LLC
3.436% due 01/25/2039 •		1,346	1,355

SpringCastle America Funding LLC
3.050% due 04/25/2029		1,557	1,557

Wells Fargo Home Equity Asset-Backed Securities Trust
3.486% due 10/25/2034 •		1,729	1,729

Total Asset-Backed Securities (Cost $22,855)			23,240

SOVEREIGN ISSUES 0.8%

Province of Ontario
3.150% due 06/02/2022	CAD	1,200	933

Province of Quebec
3.500% due 12/01/2022		1,000	791
6.350% due 01/30/2026		$600	722

Qatar Government International Bond
5.103% due 04/23/2048		1,900	2,085

Total Sovereign Issues (Cost $4,860)			4,531

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (g) 0.2%
			1,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
2.422% due 04/18/2019 - 05/23/2019 (c)(d)(j)	$1,173	$1,170

Total Short-Term Instruments (Cost $2,231)		2,231

Total Investments in Securities (Cost $812,443)		813,139

	SHARES
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%

PIMCO Short-Term Floating NAV Portfolio III	945,291	9,348

Total Short-Term Instruments (Cost $9,347)		9,348

Total Investments in Affiliates (Cost $9,347)		9,348

Total Investments 145.1% (Cost $821,790)		$822,487

Financial Derivative Instruments (i)(k) 0.1% (Cost or Premiums, net $(94))		293

Other Assets and Liabilities, net (45.2)%		(256,007)

Net Assets 100.0%		$566,773

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,061	U.S. Treasury Notes 1.125% due 06/30/2021	$(1,087)	$1,061	$1,061

Total Repurchase Agreements						$(1,087)	$1,061	$1,061

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	157

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.640%	02/25/2019	05/24/2019	$(17,636)	$(17,682)
	2.660	02/13/2019	04/12/2019	(10,903)	(10,940)
	2.660	02/14/2019	04/12/2019	(1,363)	(1,368)
	2.660	02/19/2019	04/18/2019	(23,572)	(23,643)
	2.660	03/04/2019	05/03/2019	(1,789)	(1,793)

MSC	2.800	03/29/2019	04/01/2019	(4,745)	(4,746)

TDM	2.680	02/19/2019	04/12/2019	(11,484)	(11,519)

Total Sale-Buyback Transactions					$(71,691)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$1,061	$0	$0	$1,061	$(1,087)	$(26)

Master Securities Forward Transaction Agreement
BPG	0	0	(55,426)	(55,426)	56,372	946
BPS	0	0	0	0	(920)	(920)
MSC	0	0	(4,746)	(4,746)	4,737	(9)
TDM	0	0	(11,519)	(11,519)	11,752	233

Total Borrowings and Other Financing Transactions	$1,061	$0	$(71,691)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(4,746)	$(47,470)	$(19,475)	$0	$(71,691)

Total Borrowings	$(4,746)	$(47,470)	$(19,475)	$0	$(71,691)

Payable for sale-buyback financing transactions					$(71,691)

(h)	Securities with an aggregate market value of $72,861 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(94,579) at a weighted average interest rate of 2.234%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(122) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor June Futures	06/2019	384	$	108,016	$14	$0	$0
Euro-Bund 10-Year Bond June Futures	06/2019	131		24,444	375	0	(37)
U.S. Treasury 5-Year Note June Futures	06/2019	687		79,574	549	0	(156)
U.S. Treasury 10-Year Note June Futures	06/2019	341		42,359	506	0	(96)
United Kingdom Long Gilt June Futures	06/2019	39		6,571	109	5	(3)

					$1,553	$5	$(292)

158	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond June Futures	06/2019	221	$	(21,742)	$(447)	$87	$(87)
Canada Government 10-Year Bond June Futures	06/2019	21		(2,185)	(47)	18	0
Euro-BTP Italy Government Bond June Futures	06/2019	382		(55,479)	(1,367)	180	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	114		(20,802)	(477)	42	0
U.S. Treasury 30-Year Bond June Futures	06/2019	12		(1,796)	(54)	5	0

					$(2,392)	$332	$(87)

Total Futures Contracts					$(839)	$337	$(379)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Dominion Energy, Inc.	(1.000)%	Quarterly	03/20/2021	0.117%	$1,700	$(43)	$13	$(30)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Simon Property Group LP	1.000%	Quarterly	06/20/2022	0.300%	$	3,500	$67	$11	$78	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023	$	6,600	$(112)	$(18)	$(130)	$0	$(8)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	Semi-Annual	12/16/2046	CAD	1,000	$119	$(24)	$95	$10	$0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	09/03/2020	$	152,300	68	(1,088)	(1,020)	82	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,800	341	(313)	28	13	0
Receive	3-Month USD-LIBOR	2.940	Semi-Annual	08/22/2048		4,000	234	(512)	(278)	13	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029	EUR	15,600	48	811	859	0	(65)
Pay(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		18,300	160	252	412	0	(78)
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	9,800	22	(124)	(102)	1	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2029		4,400	(34)	(120)	(154)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		2,900	(21)	(75)	(96)	0	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	06/19/2049		3,300	(229)	(203)	(432)	26	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		3,300	53	(205)	(152)	26	0
Receive	6-Month JPY-LIBOR	0.250	Semi-Annual	12/20/2019	JPY	3,210,000	(108)	34	(74)	0	(1)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	11/20/2020		9,800,000	(51)	1	(50)	0	(2)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		4,180,000	131	149	280	23	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		110,000	13	9	22	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		3,430,000	(227)	(452)	(679)	0	(48)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		800,000	(15)	(150)	(165)	0	(14)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		300,000	20	(82)	(62)	0	(6)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		260,000	0	(77)	(77)	0	(6)
Pay	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		10,000	3	0	3	0	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		530,000	43	(391)	(348)	0	(36)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		320,000	(10)	(384)	(394)	0	(37)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020	MXN	1,114,600	(32)	572	540	0	(112)
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		185,300	21	(111)	(90)	19	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		239,400	0	(113)	(113)	25	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		302,100	0	(188)	(188)	32	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		333,600	0	(215)	(215)	35	0

							$549	$(2,999)	$(2,450)	$306	$(405)

Total Swap Agreements							$461	$(2,993)	$(2,532)	$307	$(413)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	159

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$337	$307	$644	$0	$(379)	$(419)	$(798)

(j)

Securities with an aggregate market value of $1,664 and cash of $6,886 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(6) for closed swap agreements is outstanding period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	CAD	2,957		$2,219	$6	$0
	04/2019		$8,020	EUR	7,126	0	(27)
	05/2019	EUR	7,126		$8,041	26	0
	05/2019		$2,169	JPY	241,100	15	0

BPS	04/2019	CAD	5,829		$4,365	3	0
	06/2019	THB	4,536		145	2	0
	06/2019		$0	THB	13	0	0
	08/2019	MXN	162,277		$8,271	84	0
	08/2019		$8,275	MXN	162,277	0	(89)

CBK	04/2019	EUR	4,002		$4,522	32	0
	04/2019	GBP	36,866		48,794	778	0
	04/2019		$5,960	EUR	5,291	0	(25)
	04/2019		3,791	GBP	2,861	0	(64)
	04/2019		7,522	MXN	145,989	0	(16)
	05/2019		1,832	JPY	203,300	9	0
	06/2019	MXN	237,162		$12,042	7	(20)
	06/2019		$12,475	MXN	242,926	0	(128)

GLM	04/2019	CAD	2,237		$1,679	5	0
	04/2019	MXN	107,197		5,525	13	0
	04/2019		$879	EUR	776	0	(8)

HUS	04/2019	DKK	940		$145	4	0
	04/2019		$15,789	CAD	20,834	0	(198)
	04/2019		11,104	GBP	8,439	0	(113)
	04/2019		33	MXN	623	0	(1)

160	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
IND	04/2019	MXN	38,792		$1,985	$0	$(10)

JPM	04/2019	CAD	1,457		1,093	3	0
	04/2019	EUR	9,191		10,491	181	0
	04/2019	MXN	623		33	1	0
	05/2019	JPY	174,600		1,591	10	0
	05/2019		$14,947	JPY	1,654,100	61	(30)
	07/2019	DKK	940		$142	0	0

MYI	04/2019	CAD	3,825		2,874	11	0
	05/2019	AUD	13,570		9,624	0	(19)

SCX	04/2019		$29,978	GBP	22,660	0	(464)
	05/2019	GBP	20,229		$26,821	433	0

SSB	04/2019		$3,825	GBP	2,906	0	(40)
	06/2019	MXN	5,764		$299	6	0

UAG	04/2019	CAD	4,529		3,373	0	(16)
	05/2019		$3,376	CAD	4,529	16	0

Total Forward Foreign Currency Contracts						$1,706	$(1,268)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.484%	$	1,900	$12	$10	$22	$0

BPS	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506		200	(35)	36	1	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.484		5,200	33	27	60	0

GST	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506		100	(16)	17	1	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		1,000	(16)	(1)	0	(17)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984		3,100	(130)	(13)	0	(143)

								$(152)	$76	$84	$(160)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
JPS	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$	9,700	$(403)	$488	$85	$0

Total Swap Agreements							$(555)	$564	$169	$(160)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$47	$0	$22	$69	$(27)	$0	$0	$(27)	$42	$0	$42
BPS	89	0	1	90	(89)	0	0	(89)	1	0	1
CBK	826	0	60	886	(253)	0	0	(253)	633	(560)	73
DUB	0	0	0	0	0	0	0	0	0	(500)	(500)
GLM	18	0	0	18	(8)	0	0	(8)	10	0	10
GST	0	0	1	1	0	0	(160)	(160)	(159)	0	(159)
HUS	4	0	0	4	(312)	0	0	(312)	(308)	505	197
IND	0	0	0	0	(10)	0	0	(10)	(10)	(10)	(20)
JPM	256	0	0	256	(30)	0	0	(30)	226	(260)	(34)
JPS	0	0	85	85	0	0	0	0	85	0	85
MYI	11	0	0	11	(19)	0	0	(19)	(8)	(50)	(58)
SCX	433	0	0	433	(464)	0	0	(464)	(31)	0	(31)
SSB	6	0	0	6	(40)	0	0	(40)	(34)	0	(34)
UAG	16	0	0	16	(16)	0	0	(16)	0	0	0

Total Over the Counter	$1,706	$0	$169	$1,875	$(1,268)	$0	$(160)	$(1,428)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	161

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

(l)

Securities with an aggregate market value of $505 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$337	$337
Swap Agreements	0	1	0	0	306	307

	$0	$1	$0	$0	$643	$644

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,706	$0	$1,706
Swap Agreements	0	169	0	0	0	169

	$0	$169	$0	$1,706	$0	$1,875

	$0	$170	$0	$1,706	$643	$2,519

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$379	$379
Swap Agreements	0	8	0	0	411	419

	$0	$8	$0	$0	$790	$798

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,268	$0	$1,268
Swap Agreements	0	160	0	0	0	160

	$0	$160	$0	$1,268	$0	$1,428

	$0	$168	$0	$1,268	$790	$2,226

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(6,522)	$(6,522)
Swap Agreements	0	317	0	0	2,512	2,829

	$0	$317	$0	$0	$(4,010)	$(3,693)

162	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,726	$0	$7,726
Swap Agreements	0	200	0	0	0	200

	$0	$200	$0	$7,726	$0	$7,926

	$0	$517	$0	$7,726	$(4,010)	$4,233

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,902)	$(1,902)
Swap Agreements	0	103	0	0	(2,569)	(2,466)

	$0	$103	$0	$0	$(4,471)	$(4,368)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,172	$0	$2,172
Swap Agreements	0	113	0	0	0	113

	$0	$113	$0	$2,172	$0	$2,285

	$0	$216	$0	$2,172	$(4,471)	$(2,083)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$173,156	$0	$173,156
Industrials	0	94,669	0	94,669
Utilities	0	23,005	0	23,005
Municipal Bonds & Notes
California	0	3,891	0	3,891
Illinois	0	753	0	753
U.S. Government Agencies	0	316,550	0	316,550
U.S. Treasury Obligations	0	49,581	0	49,581
Non-Agency Mortgage-Backed Securities	0	121,532	0	121,532
Asset-Backed Securities	0	23,240	0	23,240
Sovereign Issues	0	4,531	0	4,531
Short-Term Instruments
Repurchase Agreements	0	1,061	0	1,061
U.S. Treasury Bills	0	1,170	0	1,170

	$0	$813,139	$0	$813,139

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,348	$0	$0	$9,348

Total Investments	$9,348	$813,139	$0	$822,487

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	337	307	0	644
Over the counter	0	1,875	0	1,875

	$337	$2,182	$0	$2,519

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(379)	(413)	0	(792)
Over the counter	0	(1,428)	0	(1,428)

	$(379)	$(1,841)	$0	$(2,220)

Total Financial Derivative Instruments	$(42)	$341	$0	$299

Totals	$9,306	$813,480	$0	$822,786

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	163

Schedule of Investments PIMCO Total Return ESG Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.8%

CORPORATE BONDS & NOTES 63.9%

BANKING & FINANCE 41.0%

AerCap Ireland Capital DAC
3.500% due 05/26/2022		$3,400	$3,403
4.500% due 05/15/2021		3,200	3,271
4.625% due 07/01/2022		2,500	2,581

Alexandria Real Estate Equities, Inc.
3.800% due 04/15/2026		3,600	3,654
4.000% due 01/15/2024		9,600	9,939

American Express Co.
3.333% (US0003M + 0.600%) due 11/05/2021 ~		2,800	2,811
3.375% due 05/17/2021		5,500	5,573
3.700% due 08/03/2023		3,900	4,001

American Tower Corp.
2.800% due 06/01/2020		2,200	2,199
3.300% due 02/15/2021		2,645	2,671
3.500% due 01/31/2023		2,800	2,844
5.000% due 02/15/2024		3,000	3,241
5.050% due 09/01/2020		3,500	3,608
5.900% due 11/01/2021		3,300	3,535

Asian Development Bank
1.875% due 08/10/2022		5,200	5,126

Australia & New Zealand Banking Group Ltd.
0.625% due 02/21/2023	EUR	3,200	3,651

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		$7,238	7,422
4.350% due 04/20/2028		7,000	7,119

Bank of America Corp.
3.499% due 05/17/2022 •		10,600	10,734

Bank of America N.A.
3.335% due 01/25/2023 •		5,600	5,674

Barclays Bank PLC
7.625% due 11/21/2022 (g)		3,300	3,591

Barclays PLC
0.625% due 11/14/2023 •	EUR	8,000	8,816
3.250% due 02/12/2027	GBP	2,100	2,771
3.684% due 01/10/2023		$1,800	1,799
4.114% (US0003M + 1.430%) due 02/15/2023 ~		1,400	1,392
4.610% due 02/15/2023 •		800	818
7.750% due 09/15/2023 •(f)(g)		3,300	3,308
7.875% due 09/15/2022 •(f)(g)	GBP	2,200	3,000

BNP Paribas S.A.
2.950% due 05/23/2022		$2,900	2,883
3.500% due 03/01/2023		800	801

Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	3,003

Capital One Financial Corp.
4.250% due 04/30/2025		2,600	2,703

Citigroup, Inc.
2.900% due 12/08/2021		2,600	2,600
3.142% due 01/24/2023 •		2,500	2,510

Compass Bank
3.331% (US0003M + 0.730%) due 06/11/2021 ~		3,200	3,187
3.500% due 06/11/2021		3,200	3,229

Cooperatieve Rabobank UA
3.875% due 09/26/2023		3,400	3,504
6.875% due 03/19/2020 (g)	EUR	3,550	4,242

Credit Agricole S.A.
3.750% due 04/24/2023		$10,300	10,424
3.799% (US0003M + 1.020%) due 04/24/2023 ~		4,600	4,566

Credit Suisse Group AG
3.574% due 01/09/2023		2,900	2,912

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,900	1,917
3.800% due 09/15/2022		2,700	2,753
5.070% (US0003M + 2.290%) due 04/16/2021 ~		3,200	3,299

Crown Castle International Corp.
5.250% due 01/15/2023		2,600	2,794

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dexia Credit Local S.A.
2.500% due 01/25/2021		$3,000	$2,998

ERP Operating LP
4.150% due 12/01/2028		4,400	4,700

European Investment Bank
2.375% due 05/24/2027 (j)		10,000	9,928
2.875% due 06/13/2025		10,500	10,793
3.300% due 02/03/2028	AUD	3,400	2,605

Goldman Sachs Group, Inc.
3.524% (US0003M + 0.780%) due 10/31/2022 ~		$3,300	3,288
5.250% due 07/27/2021		5,300	5,570

HCP, Inc.
4.000% due 12/01/2022		4,200	4,318

Host Hotels & Resorts LP
3.875% due 04/01/2024		700	703
4.000% due 06/15/2025		1,350	1,346

HSBC Holdings PLC
3.033% due 11/22/2023 •		7,500	7,467

ING Bank NV
0.750% due 11/24/2020	EUR	300	342
2.625% due 12/05/2022		$1,800	1,801

ING Groep NV
4.625% due 01/06/2026		3,900	4,097

International Bank for Reconstruction & Development
1.750% due 11/22/2021		21,400	21,053
2.250% due 01/17/2023	CAD	12,600	9,568

JPMorgan Chase & Co.
3.625% due 05/13/2024		$2,700	2,778
3.671% (US0003M + 0.900%) due 04/25/2023 ~		2,300	2,312
3.797% due 07/23/2024 •		2,800	2,878

KEB Hana Bank
3.375% due 01/30/2022		10,100	10,220

Kilroy Realty LP
3.450% due 12/15/2024		2,200	2,182
4.375% due 10/01/2025		2,600	2,688
4.750% due 12/15/2028		5,600	5,967

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		23,500	23,269

Lloyds Banking Group PLC
4.375% due 03/22/2028		7,200	7,386
7.000% due 06/27/2019 •(f)(g)	GBP	2,200	2,872
7.625% due 06/27/2023 •(f)(g)		2,200	3,035

Marsh & McLennan Cos., Inc.
3.801% (US0003M + 1.200%) due 12/29/2021 ~		$3,300	3,308

MGIC Investment Corp.
5.750% due 08/15/2023		2,400	2,544

Mitsubishi UFJ Financial Group, Inc.
2.527% due 09/13/2023		11,600	11,354

Mizuho Financial Group, Inc.
0.956% due 10/16/2024	EUR	2,200	2,518
3.482% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	5,000	3,571
3.922% due 09/11/2024 •		$2,900	2,988

Morgan Stanley
3.941% (US0003M + 1.180%) due 01/20/2022 ~		3,900	3,940

National Australia Bank Ltd.
2.400% due 12/07/2021		6,600	6,556
3.250% due 03/24/2022	AUD	780	572
3.450% due 12/04/2023		$5,600	5,782
3.625% due 06/20/2023		8,300	8,508
4.000% due 12/16/2021	AUD	1,172	873

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		$4,400	4,404

Nederlandse Waterschapsbank NV
2.375% due 03/24/2026		11,000	10,863

ORIX Corp.
4.050% due 01/16/2024		4,500	4,646

Private Export Funding Corp.
2.100% due 12/19/2019		6,900	6,877

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prologis International Funding S.A.
1.750% due 03/15/2028	EUR	4,800	$5,569

Reliance Standard Life Global Funding
3.850% due 09/19/2023		$2,800	2,860

Santander UK Group Holdings PLC
0.472% (EUR003M + 0.780%) due 05/18/2023 ~	EUR	800	877

SBA Communications Corp.
4.875% due 09/01/2024		$2,600	2,637

Senior Housing Properties Trust
4.750% due 02/15/2028		3,000	2,792

Skandinaviska Enskilda Banken AB
3.113% (US0003M + 0.430%) due 05/17/2021 ~		700	700
3.250% due 05/17/2021		1,300	1,312

SL Green Operating Partnership LP
3.663% (US0003M + 0.980%) due 08/16/2021 ~		3,300	3,286

Stadshypotek AB
2.500% due 04/05/2022		300	299

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024	EUR	10,000	11,460
3.520% (US0003M + 0.740%) due 10/18/2022 ~		$550	550
3.901% (US0003M + 1.140%) due 10/19/2021 ~		300	304
4.281% (US0003M + 1.680%) due 03/09/2021 ~		600	613

Svenska Handelsbanken AB
3.350% due 05/24/2021		1,300	1,315

Toronto-Dominion Bank
2.500% due 01/18/2023		3,800	3,793
3.350% due 10/22/2021		3,300	3,363

U.S. Bank N.A.
3.400% due 07/24/2023		5,600	5,743

UBS AG
3.106% (US0003M + 0.480%) due 12/01/2020 ~		2,100	2,103

UBS Group Funding Switzerland AG
3.000% due 04/15/2021		7,500	7,501

UDR, Inc.
3.500% due 01/15/2028		1,800	1,776

UniCredit SpA
7.830% due 12/04/2023		4,800	5,350

Voya Financial, Inc.
3.650% due 06/15/2026		2,900	2,884

WEA Finance LLC
3.250% due 10/05/2020		2,400	2,416

Westpac Banking Corp.
3.100% due 06/03/2021	AUD	10,300	7,468

			488,318

INDUSTRIALS 12.7%

Apple, Inc.
3.000% due 06/20/2027		$2,200	2,194

Autodesk, Inc.
3.125% due 06/15/2020		900	902
3.600% due 12/15/2022		2,000	2,034

CA, Inc.
3.600% due 08/15/2022		4,800	4,838

Campbell Soup Co.
2.500% due 08/02/2022		2,300	2,246
3.241% (US0003M + 0.630%) due 03/15/2021 ~		1,800	1,788
3.300% due 03/15/2021		3,300	3,322

Coca-Cola European Partners PLC
4.500% due 09/01/2021		2,800	2,868

Conagra Brands, Inc.
3.800% due 10/22/2021		800	815
4.300% due 05/01/2024		4,500	4,666

CRH America Finance, Inc.
3.400% due 05/09/2027		4,600	4,412
3.950% due 04/04/2028		2,500	2,470

164	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Danone S.A.
1.691% due 10/30/2019	$1,900	$1,888
2.077% due 11/02/2021	4,000	3,924
2.589% due 11/02/2023	3,895	3,816
3.000% due 06/15/2022	5,300	5,315

Dell International LLC
4.420% due 06/15/2021	4,100	4,209
5.450% due 06/15/2023	1,000	1,066

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~	4,231	4,231

eBay, Inc.
2.150% due 06/05/2020	5,200	5,167

Ecolab, Inc.
4.350% due 12/08/2021	228	238

ERAC USA Finance LLC
2.350% due 10/15/2019	3,100	3,091
2.600% due 12/01/2021	1,500	1,477
2.700% due 11/01/2023	3,000	2,910
5.250% due 10/01/2020	1,400	1,445

General Mills, Inc.
3.319% (US0003M + 0.540%) due 04/16/2021 ~	3,300	3,295
3.783% (US0003M + 1.010%) due 10/17/2023 ~	600	605

Heathrow Funding Ltd.
4.875% due 07/15/2023	3,505	3,625

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023	1,100	1,097
3.400% due 09/25/2020	5,800	5,838
4.375% due 06/01/2047	1,000	952

Komatsu Finance America, Inc.
2.118% due 09/11/2020	3,100	3,058
2.437% due 09/11/2022	2,800	2,750

Kraft Heinz Foods Co.
3.500% due 07/15/2022	3,000	3,031

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,572	1,555

Local Initiatives Support Corp.
3.782% due 03/01/2027	5,000	5,038

McCormick & Co., Inc.
2.700% due 08/15/2022	3,600	3,583
3.900% due 07/15/2021	1,300	1,326

Microsoft Corp.
2.700% due 02/12/2025	5,600	5,610

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	710	705
2.000% due 10/28/2021	5,300	5,169

Mondelez International, Inc.
3.625% due 05/07/2023	2,600	2,665

Norfolk Southern Corp.
3.250% due 12/01/2021	700	707

NTT Finance Corp.
1.900% due 07/21/2021	4,200	4,118

Owens Corning
3.400% due 08/15/2026	2,900	2,738

Ryder System, Inc.
2.500% due 05/11/2020	1,200	1,197
2.500% due 09/01/2022	2,800	2,739
2.650% due 03/02/2020	1,280	1,278
2.875% due 09/01/2020	800	801
3.450% due 11/15/2021	1,599	1,614

Sky Ltd.
3.125% due 11/26/2022	1,500	1,517

Telefonica Emisiones S.A.
5.134% due 04/27/2020	4,900	5,015
5.462% due 02/16/2021	2,900	3,034

Xylem, Inc.
3.250% due 11/01/2026	2,400	2,361

Zoetis, Inc.
3.250% due 02/01/2023	2,800	2,833

		151,186

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 10.2%

Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	1,500	$1,926

AT&T, Inc.
3.737% (US0003M + 0.950%) due 07/15/2021 ~		$2,600	2,631

Avangrid, Inc.
3.150% due 12/01/2024		12,130	12,004

Baltimore Gas & Electric Co.
3.350% due 07/01/2023		4,500	4,575

Boston Gas Co.
3.150% due 08/01/2027		2,900	2,839

British Telecommunications PLC
4.500% due 12/04/2023		3,300	3,455

British Transco International Finance BV
0.000% due 11/04/2021 (d)		1,800	1,647

DTE Electric Co.
4.050% due 05/15/2048		4,200	4,393

Duke Energy Carolinas LLC
3.950% due 11/15/2028		3,000	3,200

Electricite de France S.A.
4.600% due 01/27/2020		3,600	3,662

Engie S.A.
2.875% due 10/10/2022		3,300	3,314

Exelon Corp.
2.850% due 06/15/2020		3,000	2,998

Exelon Generation Co. LLC
4.000% due 10/01/2020		2,300	2,333

Interstate Power & Light Co.
3.600% due 04/01/2029 (a)		6,000	6,034

MidAmerican Energy Co.
3.650% due 04/15/2029		2,600	2,711

NextEra Energy Capital Holdings, Inc.
3.029% (US0003M + 0.400%) due 08/21/2020 ~		2,800	2,796
3.342% due 09/01/2020		200	201
3.550% due 05/01/2027		14,700	14,812
4.500% due 06/01/2021		2,434	2,510

Niagara Mohawk Power Corp.
4.278% due 12/15/2028		3,300	3,507

Sempra Energy
2.400% due 03/15/2020		2,900	2,886
3.061% (US0003M + 0.450%) due 03/15/2021 ~		4,300	4,262
3.287% (US0003M + 0.500%) due 01/15/2021 ~		5,600	5,555

Southern California Edison Co.
3.700% due 08/01/2025		4,800	4,777

Southern Power Co.
2.500% due 12/15/2021		8,100	8,017

Telstra Corp. Ltd.
4.800% due 10/12/2021		3,200	3,335

Verizon Communications, Inc.
3.875% due 02/08/2029		8,000	8,232

Vodafone Group PLC
3.750% due 01/16/2024		3,000	3,028

			121,640

Total Corporate Bonds & Notes (Cost $754,214)			761,144

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112		2,000	2,255

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		323	350

Total Municipal Bonds & Notes (Cost $2,433)			2,605

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 63.4%

Fannie Mae
2.310% due 08/01/2022	$200	$199
2.550% due 07/25/2037 •	348	342
2.736% due 05/25/2037 •	11	11
2.819% due 06/25/2055 •	2,157	2,146
2.846% due 03/25/2037 •	21	21
2.870% due 09/01/2027	3,400	3,392
2.959% due 09/25/2046 •	1,195	1,195
2.960% due 09/25/2027 ~	10,000	10,059
3.086% due 05/25/2040 •	1,002	1,014
3.320% due 05/01/2028	15,500	15,976
3.500% due 10/01/2025 - 03/01/2047	2,500	2,557
3.532% due 07/01/2044 •	74	74
3.690% due 09/01/2028	7,800	8,264
4.000% due 10/01/2024 - 10/01/2048	20,616	21,254
4.006% due 04/01/2038 •	73	76
4.010% due 12/01/2028	9,040	9,817
4.047% due 08/01/2035 •	593	611
4.152% due 04/01/2038 •	40	43
4.173% due 04/01/2038 •	17	18
4.207% due 08/01/2035 •	174	181
4.310% due 01/01/2035 •	79	82
4.324% due 07/01/2035 •	469	490
4.336% due 09/01/2034 •	63	66
4.393% due 05/25/2035	56	59
4.468% due 07/01/2034 •	5	5
4.500% due 03/01/2023 - 10/01/2042	1,701	1,794
4.539% due 09/01/2037 •	23	24
4.542% due 09/01/2035 •	26	27
4.874% due 03/01/2033 •	6	6
5.000% due 03/01/2034 - 02/01/2041	268	290
5.500% due 06/01/2022 - 07/01/2041	15,915	17,307
6.000% due 01/01/2024 - 09/01/2039	2,158	2,362
6.500% due 01/01/2026 - 06/25/2044	49	55
7.500% due 02/01/2027	59	62

Fannie Mae, TBA
3.000% due 05/01/2034 - 05/01/2049	122,500	122,101
3.500% due 05/01/2049	82,300	83,387
4.000% due 04/01/2034 - 05/01/2049	174,400	179,304
4.500% due 05/01/2049	29,000	30,197
5.500% due 04/01/2049	2,500	2,669
6.000% due 05/01/2049	3,000	3,232

Freddie Mac
2.909% due 12/15/2042 •	9,444	9,437
3.194% due 10/15/2037 •	13	13
3.500% due 10/01/2025 - 05/01/2048	27,225	27,736
3.500% due 12/01/2047 - 05/01/2048 (j)	38,856	39,577
3.942% due 08/15/2032 ~	20	20
4.000% due 08/01/2030 - 11/01/2048	13,254	13,691
4.304% due 04/01/2038 •	61	64
4.437% due 07/01/2030 •	3	3
4.500% due 02/01/2029 - 01/01/2036	749	786
4.613% due 04/01/2033 •	1	1
4.655% due 12/01/2022 •	8	8
5.000% due 10/01/2039	25	28
5.500% due 06/01/2019 - 01/01/2039	556	612
6.000% due 09/01/2027 - 05/01/2040	2,162	2,382
6.500% due 05/15/2032	2,394	2,689
7.000% due 02/15/2027 - 07/01/2029	258	284
7.500% due 09/01/2025	4	4

Freddie Mac, TBA
3.000% due 04/01/2049	13,000	12,949

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	165

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 04/01/2049		$13,000	$13,189
4.000% due 04/01/2049		29,000	29,858
4.500% due 04/01/2049		6,000	6,263

Ginnie Mae
2.789% due 10/20/2043 •		4,172	4,177
2.839% due 05/20/2047 •		1,666	1,670
2.879% due 06/20/2061 •		219	219
2.889% due 11/20/2045 •		1,274	1,270
3.089% due 05/20/2066 •		1,550	1,553
3.109% due 05/20/2065 •		1,173	1,173
3.229% due 02/20/2066 •		1,502	1,510
3.247% due 04/20/2067 •		2,357	2,398
3.309% due 09/20/2066 •		5,488	5,531
3.375% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~		63	64
3.375% due 02/20/2032 •		223	232
3.500% due 09/20/2048		1,944	1,988
3.527% due 06/20/2067 •		7,618	7,757
3.625% (H15T1Y + 1.500%) due 06/20/2022 ~		25	26
3.750% (H15T1Y + 1.500%) due 09/20/2023 - 08/20/2025 ~		39	40
3.750% due 07/20/2027 - 08/20/2027 •		13	13
3.846% due 11/20/2067 •		2,505	2,559
4.000% due 09/20/2040		38	39
4.125% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2025 ~		57	59
4.125% due 12/20/2026 •		3	3
5.000% due 03/15/2033 - 03/20/2049		4,549	4,787
6.000% due 04/15/2037		36	38
7.000% due 08/15/2031 - 02/20/2032		7	7

Ginnie Mae, TBA
4.000% due 04/01/2049 - 05/01/2049		6,000	6,194
5.000% due 04/01/2049		29,100	30,400

Small Business Administration
5.130% due 09/01/2023		45	47
5.520% due 06/01/2024		274	284

Total U.S. Government Agencies (Cost $745,214)			754,401

U.S. TREASURY OBLIGATIONS 5.1%

U.S. Treasury Inflation Protected Securities (e)
0.625% due 01/15/2026 (l)		4,979	5,038
0.750% due 07/15/2028 (j)(l)		32,187	32,935
0.875% due 01/15/2029		13,258	13,697
1.000% due 02/15/2048		5,205	5,329

U.S. Treasury Notes
1.875% due 07/31/2022 (n)		2,631	2,602
2.000% due 10/31/2021		864	859

Total U.S. Treasury Obligations (Cost $58,849)			60,460

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 Ø		1,644	1,459

Banc of America Mortgage Trust
4.405% due 09/25/2034 ~		1,124	1,113
6.000% due 05/25/2037		2,362	2,113

BCAP LLC Trust
2.940% due 01/26/2036 •		1,038	1,027
4.917% due 03/26/2037 Ø		261	261

Bear Stearns Structured Products, Inc. Trust
3.745% due 12/26/2046 ^~		602	552

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.086% due 04/25/2037 •		3,515	1,867

FirstMac Mortgage Funding Trust
3.159% due 03/08/2049 •	AUD	3,300	2,328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMACM Mortgage Loan Trust
4.750% due 05/25/2019		$25	$25

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		5,300	5,274

GSMPS Mortgage Loan Trust
2.886% due 04/25/2036 •		1,903	1,637

GSR Mortgage Loan Trust
4.153% due 03/25/2047 ^~		1,973	1,775

HSI Asset Loan Obligation Trust
4.256% due 09/25/2037 ^~		1,138	952

IndyMac Adjustable Rate Mortgage Trust
3.947% due 01/25/2032 ~		5	5

IndyMac Mortgage Loan Trust
3.949% due 01/25/2036 ^~		889	810

JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		2,806	2,036

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		1,397	1,408

MASTR Alternative Loan Trust
5.000% due 11/25/2033		9	9

Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048		5,000	5,068

MortgageIT Mortgage Loan Trust
2.716% due 04/25/2036 •		1,874	1,785

Residential Accredit Loans, Inc. Trust
2.676% due 07/25/2036 •		1,883	1,738

Structured Asset Mortgage Investments Trust
2.746% due 03/25/2037 •		1,257	922

Thornburg Mortgage Securities Trust
4.625% due 10/25/2046 •		1,320	1,323

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(a)	GBP	7,000	9,119

WaMu Mortgage Pass-Through Certificates Trust
3.674% due 12/25/2036 ^~		$1,048	1,016
4.090% due 03/25/2037 ~		1,369	1,367

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 08/25/2037 ^		154	154

Total Non-Agency Mortgage-Backed Securities (Cost $48,117)			47,143

ASSET-BACKED SECURITIES 4.4%

Ares CLO Ltd.
3.963% due 04/17/2026 •		1,419	1,420

Bear Stearns Asset-Backed Securities Trust
2.646% due 08/25/2036 •		518	619
3.461% due 05/25/2035 •		3,166	3,172

Chesapeake Funding LLC
2.859% due 08/15/2030		3,208	3,202

Countrywide Asset-Backed Certificates
2.716% due 05/25/2037 •		2,300	2,180

GSAMP Trust
2.556% due 12/25/2036 •		331	189

HSI Asset Loan Obligation Trust
2.546% due 12/25/2036 •		253	115

JPMorgan Mortgage Acquisition Corp.
2.896% due 10/25/2035 ^•		3,300	3,208

LCM LP
3.801% due 10/20/2027 •		3,400	3,396

Lehman XS Trust
5.332% due 01/25/2036 ^Ø		4,295	4,216

Morgan Stanley ABS Capital, Inc. Trust
2.636% due 06/25/2036 •		872	714
3.736% due 07/25/2037 •		400	375

Morgan Stanley IXIS Real Estate Capital Trust
2.636% due 11/25/2036 •		9,919	5,058

Morgan Stanley Mortgage Loan Trust
2.846% due 04/25/2037 •		362	173

Navient Student Loan Trust
2.786% due 07/26/2066 •		762	762

Nelnet Student Loan Trust
4.301% due 11/25/2024 •		2,164	2,177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Century Home Equity Loan Trust
5.486% due 01/25/2033 ^•		$1,349	$1,245

Oaktree CLO Ltd.
3.981% due 10/20/2026 •		2,295	2,295

Octagon Investment Partners Ltd.
3.887% due 04/15/2026 •		1,324	1,325

Option One Mortgage Loan Trust
2.706% due 02/25/2037 •		4,714	2,863

Palmer Square Loan Funding Ltd.
3.437% due 07/15/2026 •		2,221	2,199

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 Ø		3,388	1,801

SLM Student Loan Trust
2.891% due 01/25/2027 •		1,623	1,615
3.321% due 04/27/2026 •		1,172	1,174

SoFi Professional Loan Program LLC
1.550% due 03/26/2040		446	445

Structured Asset Securities Corp. Mortgage Loan Trust
3.836% due 12/25/2034 •		377	378

Utah State Board of Regents
3.236% due 01/25/2057 •		1,896	1,894

Venture CLO Ltd.
3.429% due 02/28/2026 •		3,000	2,992

Wells Fargo Home Equity Asset-Backed Securities Trust
3.371% due 11/25/2035 •		1,000	1,004

Total Asset-Backed Securities (Cost $49,763)			52,206

SOVEREIGN ISSUES 7.0%

Export Development Canada
1.800% due 09/01/2022	CAD	10,600	7,946

Japan Bank for International Cooperation
2.375% due 07/21/2022		$3,200	3,183
2.500% due 06/01/2022		10,000	9,988

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,200	1,236

Japan International Cooperation Agency
2.750% due 04/27/2027		4,500	4,465

Province of Alberta
2.050% due 08/17/2026		4,000	3,837

Province of Ontario
2.650% due 02/05/2025	CAD	24,325	18,749
4.000% due 10/07/2019		$4,400	4,432
4.000% due 06/02/2021	CAD	8,900	6,975

Province of Quebec
2.450% due 03/01/2023		5,000	3,821
2.600% due 07/06/2025		19,600	15,108

Queensland Treasury Corp.
3.000% due 03/22/2024	AUD	5,200	3,903

Total Sovereign Issues (Cost $86,359)			83,643

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(b)		260,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)(h)		2,000	2,250

Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (f)		6,000	6,728

			8,978

166	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Centaur Funding Corp.
9.080% due 04/21/2020	125	$132

Total Preferred Securities (Cost $10,093)		9,110

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.0%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~	$3,000	3,001

REPURCHASE AGREEMENTS (i) 0.6%
		7,292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
2.417% due 04/11/2019 - 04/18/2019 (c)(d)(l)(n)	$2,264	$2,262

Total Short-Term Instruments (Cost $12,554)		12,555

Total Investments in Securities (Cost $1,767,596)		1,783,267

Total Investments 149.8% (Cost $1,767,596)		$1,783,267

Financial Derivative Instruments (k)(m) 0.1% (Cost or Premiums, net $(2,584))		1,170

Other Assets and Liabilities, net (49.9)%		(594,254)

Net Assets 100.0%		$1,190,183

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 2,060	$2,250	0.19%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$2,092	U.S. Treasury Notes 2.625% due 07/15/2021	$(2,135)	$2,092	$2,092
RDR	2.950	03/29/2019	04/01/2019	5,200	U.S. Treasury Notes 2.750% due 05/31/2023	(5,313)	5,200	5,201

Total Repurchase Agreements						$(7,448)	$7,292	$7,293

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	167

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
CIB	2.700%	03/13/2019	04/15/2019		$	(30,884)	$(30,928)
RCY	2.720	03/13/2019	04/10/2019			(37,225)	(37,278)
TDM	2.300	12/21/2018	TBD	(3)		(9,420)	(9,481)

Total Reverse Repurchase Agreements							$(77,687)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
CIB	$0	$(30,928)	$0	$(30,928)	$31,040	$112
FICC	2,092	0	0	2,092	(2,135)	(43)
RCY	0	(37,278)	0	(37,278)	39,192	1,914
RDR	5,201	0	0	5,201	(5,313)	(112)
TDM	0	(9,481)	0	(9,481)	9,631	150

Total Borrowings and Other Financing Transactions	$7,293	$(77,687)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(9,481)	$(9,481)
U.S. Government Agencies	0	(37,278)	0	0	(37,278)
U.S. Treasury Obligations	0	(30,928)	0	0	(30,928)

Total Borrowings	$0	$(68,206)	$0	$(9,481)	$(77,687)

Payable for reverse repurchase agreements					$(77,687)

(j)	Securities with an aggregate market value of $80,878 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(164,610) at a weighted average interest rate of 2.193%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$	137.500	05/24/2019	2	$2	$0	$0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures		138.000	05/24/2019	1,034	1,034	9	17
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures		189.000	05/24/2019	132	132	1	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures		190.000	05/24/2019	229	229	2	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures		191.000	05/24/2019	194	194	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures		108.250	05/24/2019	1,475	1,475	12	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures		108.500	05/24/2019	779	779	7	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures		108.750	05/24/2019	74	74	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures		120.000	05/24/2019	71	71	1	0
Call - MSE Canada Government 10-Year Bond June 2019 Futures	CAD	160.000	05/17/2019	220	220	2	1

Total Purchased Options						$36	$20

168	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$122.500	04/26/2019	258	$258	$(98)	$(12)

Total Written Options					$(98)	$(12)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor June Futures	06/2019	1,069	$	300,702	$47	$0	$0
Call Options Strike @ EUR 175.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	395		4	0	0	0
Euro-Bund 10-Year Bond June Futures	06/2019	376		70,159	1,069	0	(105)
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	303		3	0	0	0
U.S. Treasury 5-Year Note June Futures	06/2019	2,585		299,416	2,792	0	(586)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	706		118,608	4,139	0	(265)

					$8,047	$0	$(956)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	164	$	(40,121)	$(184)	$31	$0
90-Day Eurodollar June Futures	06/2020	517		(126,374)	(523)	110	0
90-Day Eurodollar March Futures	03/2020	134		(32,724)	(121)	25	0
90-Day Eurodollar September Futures	09/2020	282		(68,977)	(303)	56	0
Australia Government 10-Year Bond June Futures	06/2019	494		(48,601)	(1,027)	195	(195)
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	144		(202)	(137)	39	0
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	80		(83)	(38)	21	0
Canada Government 10-Year Bond June Futures	06/2019	426		(44,323)	(903)	373	0
Euro-BTP Italy Government Bond June Futures	06/2019	779		(113,137)	(2,806)	385	0
Euro-Buxl 30-Year Bond June Futures	06/2019	61		(13,115)	(645)	88	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	436		(79,559)	(2,125)	161	0
U.S. Treasury 10-Year Note June Futures	06/2019	534		(66,333)	(921)	150	0
U.S. Treasury 30-Year Bond June Futures	06/2019	950		(142,173)	(3,611)	356	0
United Kingdom Long Gilt June Futures	06/2019	182		(30,667)	(483)	14	(21)

					$(13,827)	$2,004	$(216)

Total Futures Contracts					$(5,780)	$2,004	$(1,172)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Goldman Sachs Group, Inc.	1.000%	Quarterly	12/20/2020	0.382%	$	1,600	$16	$1	$17	$0	$0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.412		3,500	38	8	46	1	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.316		100	1	0	1	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.741	EUR	2,000	16	4	20	2	0

							$71	$13	$84	$3	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	169

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	Semi-Annual	12/16/2046	CAD	800	$117	$(41)	$76	$7	$0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023	$	7,800	46	122	168	0	(16)
Pay(5)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029	EUR	17,600	366	603	969	0	(73)
Pay(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		49,100	431	676	1,107	0	(210)
Pay	6-Month EUR-EURIBOR	1.501	Annual	07/04/2042		9,400	464	730	1,194	0	(134)
Pay(5)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		3,800	28	155	183	0	(69)
Receive(5)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	17,700	48	(232)	(184)	3	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2029		1,400	(2)	(47)	(49)	0	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		6,800	(48)	(178)	(226)	1	0
Receive(5)	6-Month GBP-LIBOR	1.750	Semi-Annual	06/19/2049		4,800	(238)	(390)	(628)	38	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		3,800	61	(236)	(175)	30	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	3,420,000	(564)	(113)	(677)	0	(44)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		5,220,000	(867)	(166)	(1,033)	0	(74)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		750,000	(118)	(37)	(155)	0	(13)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		770,000	(116)	(42)	(158)	0	(15)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		2,000,000	430	131	561	42	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		390,000	(90)	(26)	(116)	0	(8)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		520,000	(137)	(37)	(174)	0	(13)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,670,000	(734)	(362)	(1,096)	0	(115)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		100,000	(51)	(24)	(75)	0	(6)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		290,000	(99)	(69)	(168)	0	(16)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		150,000	(73)	(35)	(108)	0	(8)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,205,000	(504)	(280)	(784)	0	(67)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		160,000	(130)	(67)	(197)	0	(18)

							$(1,780)	$35	$(1,745)	$121	$(899)

Total Swap Agreements							$(1,709)	$48	$(1,661)	$124	$(899)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$20	$2,004	$124	$2,148	$(12)	$(1,172)	$(899)	$(2,083)

(l)

Securities with an aggregate market value of $8,334 and cash of $9,966 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

170	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	CAD	2,820		$2,116	$6	$0
	04/2019	EUR	6,265		7,052	23	0
	05/2019	GBP	1,186		1,555	7	0
	05/2019		$7,070	EUR	6,266	0	(23)
	05/2019		8,853	JPY	984,300	59	0

BPS	06/2019	THB	4,101		$131	2	0

BRC	04/2019	CAD	764		568	0	(4)
	05/2019	GBP	13,688		18,302	436	0

CBK	04/2019	CAD	739		551	0	(2)
	05/2019	EUR	8,794		10,008	108	0
	05/2019		$8,442	EUR	7,458	0	(46)
	05/2019		27,535	GBP	20,899	0	(257)
	05/2019		3,335	JPY	370,000	16	0

GLM	04/2019	AUD	30,510		$21,809	146	0
	04/2019	CAD	4,658		3,496	10	0
	04/2019		$22,602	AUD	31,887	39	0
	04/2019		17,674	GBP	13,289	0	(366)
	05/2019	AUD	31,887		$22,616	0	(39)

HUS	04/2019	CAD	49,857		37,841	531	0

JPM	04/2019	AUD	1,377		974	0	(4)
	04/2019	CAD	3,017		2,263	6	0
	04/2019		$7,152	EUR	6,266	0	(123)
	05/2019	AUD	601		$426	0	0
	05/2019	EUR	39,218		44,562	410	0
	05/2019	JPY	217,800		1,985	12	0
	05/2019		$25,498	JPY	2,819,600	94	(62)

SCX	04/2019	CAD	8,201		$6,216	79	0
	04/2019	GBP	13,289		17,593	285	0
	05/2019		2,298		2,998	0	(1)
	05/2019		$17,620	GBP	13,289	0	(284)

UAG	04/2019		52,182	CAD	70,056	243	0
	05/2019	CAD	70,056		$52,222	0	(244)
	05/2019	GBP	8,336		10,798	0	(83)

Total Forward Foreign Currency Contracts						$2,512	$(1,538)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943%	12/12/2019	800	$38	$10

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	$	72.500	04/03/2019	15,000	$1	$0
	Put - OTC Fannie Mae, TBA 4.000% due 04/01/2049		76.000	04/03/2019	35,000	1	0

GSC	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049		78.000	05/06/2019	31,000	2	0

JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049		70.000	05/06/2019	63,000	3	0

SAL	Put - OTC Fannie Mae, TBA 3.000% due 05/01/2049		70.000	05/06/2019	48,000	2	0

						$9	$0

Total Purchased Options						$47	$10

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	171

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	6,200	$(52)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	15,100	(135)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,400	(83)	0

DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,300	(17)	0

						$(287)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/12/2019	3,500	$(38)	$(7)

Total Written Options							$(325)	$(7)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
MYC	CMBX.NA.AAA.11 Index	0.500%	Monthly	11/18/2054	$ 63,000	$(535)	$663	$128	$0

Total Swap Agreements						$(535)	$663	$128	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$95	$0	$0	$95	$(23)	$0	$0	$(23)	$72	$0	$72
BPS	2	0	0	2	0	0	0	0	2	0	2
BRC	436	0	0	436	(4)	0	0	(4)	432	(290)	142
CBK	124	0	0	124	(305)	0	0	(305)	(181)	0	(181)
DUB	0	0	0	0	0	0	0	0	0	(10)	(10)
GLM	195	10	0	205	(405)	(7)	0	(412)	(207)	0	(207)
HUS	531	0	0	531	0	0	0	0	531	(560)	(29)
JPM	522	0	0	522	(189)	0	0	(189)	333	(280)	53
MYC	0	0	128	128	0	0	0	0	128	(430)	(302)
SCX	364	0	0	364	(285)	0	0	(285)	79	0	79
UAG	243	0	0	243	(327)	0	0	(327)	(84)	309	225

Total Over the Counter	$2,512	$10	$128	$2,650	$(1,538)	$(7)	$0	$(1,545)

(n)

Securities with an aggregate market value of $309 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

172	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	2,004	2,004
Swap Agreements	0	3	0	0	121	124

	$0	$3	$0	$0	$2,145	$2,148

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,512	$0	$2,512
Purchased Options	0	0	0	0	10	10
Swap Agreements	0	128	0	0	0	128

	$0	$128	$0	$2,512	$10	$2,650

	$0	$131	$0	$2,512	$2,155	$4,798

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$12	$12
Futures	0	0	0	0	1,172	1,172
Swap Agreements	0	0	0	0	899	899

	$0	$0	$0	$0	$2,083	$2,083

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,538	$0	$1,538
Written Options	0	0	0	0	7	7

	$0	$0	$0	$1,538	$7	$1,545

	$0	$0	$0	$1,538	$2,090	$3,628

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(143)	$(143)
Written Options	0	0	0	0	143	143
Futures	0	0	0	0	(9,511)	(9,511)
Swap Agreements	0	143	0	0	1,685	1,828

	$0	$143	$0	$0	$(7,826)	$(7,683)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,765	$0	$3,765
Purchased Options	0	0	0	(2)	(67)	(69)
Written Options	0	0	0	560	160	720
Swap Agreements	0	436	0	0	0	436

	$0	$436	$0	$4,323	$93	$4,852

	$0	$579	$0	$4,323	$(7,733)	$(2,831)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	68	68
Futures	0	0	0	0	(2,504)	(2,504)
Swap Agreements	0	(75)	0	0	310	235

	$0	$(75)	$0	$0	$(2,135)	$(2,210)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,815	$0	$9,815
Purchased Options	0	0	0	0	92	92
Written Options	0	0	0	4	(151)	(147)
Swap Agreements	0	542	0	0	0	542

	$0	$542	$0	$9,819	$(59)	$10,302

	$0	$467	$0	$9,819	$(2,194)	$8,092

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	173

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$488,318	$0	$488,318
Industrials	0	151,186	0	151,186
Utilities	0	121,640	0	121,640
Municipal Bonds & Notes
California	0	2,255	0	2,255
Illinois	0	350	0	350
U.S. Government Agencies	0	754,401	0	754,401
U.S. Treasury Obligations	0	60,460	0	60,460
Non-Agency Mortgage-Backed Securities	0	47,143	0	47,143
Asset-Backed Securities	0	52,206	0	52,206
Sovereign Issues	0	83,643	0	83,643
Preferred Securities
Banking & Finance	0	8,978	0	8,978
Industrials	0	132	0	132
Short-Term Instruments
Certificates of Deposit	0	3,001	0	3,001
Repurchase Agreements	0	7,292	0	7,292
U.S. Treasury Bills	0	2,262	0	2,262

Total Investments	$0	$1,783,267	$0	$1,783,267

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,005	$143	$0	$2,148
Over the counter	0	2,650	0	2,650

	$2,005	$2,793	$0	$4,798

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,172)	(911)	0	(2,083)
Over the counter	0	(1,545)	0	(1,545)

	$(1,172)	$(2,456)	$0	$(3,628)

Total Financial Derivative Instruments	$833	$337	$0	$1,170

Totals	$833	$1,783,604	$0	$1,784,437

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

174	PIMCO BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

ANNUAL REPORT	MARCH 31, 2019	175

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dynamic Bond Fund	Daily	Monthly

PIMCO Extended Duration Fund	Daily	Monthly

PIMCO GNMA and Government Securities Fund	Daily	Monthly

PIMCO Long Duration Total Return Fund	Daily	Monthly

PIMCO Long-Term U.S. Government Fund	Daily	Monthly

PIMCO Moderate Duration Fund	Daily	Monthly

PIMCO Mortgage-Backed Securities Fund	Daily	Monthly

PIMCO Mortgage Opportunities and Bond Fund	Daily	Monthly

PIMCO Strategic Bond Fund	Daily	Monthly

PIMCO Total Return Fund II	Daily	Monthly

PIMCO Total Return Fund IV	Daily	Monthly

PIMCO Total Return ESG Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those

176	PIMCO BOND FUNDS

March 31, 2019

annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended March 31, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO Dynamic Bond Fund		PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund		PIMCO Long Duration Total Return Fund		PIMCO Long-Term U.S. Government Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage- Backed Securities Fund		PIMCO Mortgage Opportunities and Bond Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(128,717)		$(33,753)	$(8,633)		$(117,555)		$(35,197)		$(24,001)		$(3,315)		$(96,507)

I-2	(14,979)		(1,173)	(2,466)		(703)		(1,311)		(93	)(a)	(237)		(17,796)

I-3	0		0	0		0		0		0		0		0

Administrative Class	0		0	0		0		(428)		0		(94)		0

Class D	(4,739	)(b)	0	(1,840	)(b)	(538	)(b)	(150	)(b)	0		(806	)(b)	(3,569	)(b)

Class A	(9,141)		0	(4,179)		(16)		(2,215)		0		(700)		(2,902)

Class C	(7,657)		0	(1,068)		0		(263)		0		(118)		(662)

Class R	(288)		0	0		0		0		0		0		0

From net realized capital gains

Institutional Class	0		(17,189)	0		(71,328)		(5,074)		0		0		0

I-2	0		(609)	0		(538)		(178)		0		0		0

I-3	0		0	0		0		—		0	(a)	0		0

Administrative Class	0	(b)	0	0	(b)	0		(65)		0		0	(b)	0

Class D	0		0	0		(404	)(b)	(27	)(b)	0		0		0

Class A	0		0	0		(1)		(366)		0		0		0

Class C	0		0	0		0		(61)		0		0		0

Class R	0		0	0		0		0		0		0		0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(165,521)		$(52,724)	$(18,186)		$(191,083)		$(45,335)		$(24,094)		$(5,270)		$(121,436)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II	PIMCO Total Return Fund IV		PIMCO Total Return ESG Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(2,090)		$(14,682)	$(20,494)		$(17,699)

I-2	(493)		(310)	(5	)(c)	(1,022)

I-3	0		0	0		0

Administrative Class	0		(275)	0		(452)

Class D	(213	)(b)	0	0		0

Class A	(1,148)		0	(130)		0

Class C	(153)		0	(6)		0

Class R	0		0	0		0

ANNUAL REPORT	MARCH 31, 2019	177

Notes to Financial Statements (Cont.)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II	PIMCO Total Return Fund IV		PIMCO Total Return ESG Fund

From net realized capital gains

Institutional Class	$0		$(468)	$0		$0

I-2	0		(11)	0	(c)	0

Administrative Class	0	(b)	0	0		0

Class D	0		(9)	0		0

Class A	0		0	0		0

Class C	0		0	0		0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(4,097)		$(15,755)	$(20,635)		$(19,173)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(b)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(c)	Class P Shares liquidated at the close of business on January 31, 2018.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE

Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of

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the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets

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or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

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Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$353,300	$10,953	$0	$0	$(1,905)	$362,348	$10,540	$414

PIMCO Extended Duration Fund	21,080	653	0	0	(114)	21,619	629	25

PIMCO Long Duration Total Return Fund	106,807	3,311	0	0	(576)	109,542	3,186	125

PIMCO Long-Term U.S. Government Fund	43,756	1,357	0	0	(236)	44,877	1,305	51

PIMCO Moderate Duration Fund	88,084	2,731	0	0	(475)	90,340	2,627	103

PIMCO Total Return Fund II	48,862	1,285	(16,583)	(21)	(163)	33,380	1,246	38

PIMCO Total Return Fund IV	67,748	966	(68,687)	(103)	76	0	965	19

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$9,707	$2,318,825	$(1,661,499)	$(35)	$165	$667,163	$5,645	$0

PIMCO Extended Duration Fund	983	398,104	(395,700)	26	0	3,413	403	0

PIMCO GNMA and Government Securities Fund	3,340	376,185	(376,700)	18	0	2843	285	0

PIMCO Long Duration Total Return Fund	54,158	1,119,270	(1,159,800)	12	(5)	13,635	271	0

PIMCO Long-Term U.S. Government Fund	2,553	472,352	(470,801)	51	0	4,155	252	0

PIMCO Moderate Duration Fund	52,435	674,233	(679,100)	16	(1)	47,583	823	0

PIMCO Mortgage-Backed Securities Fund	3,838	94,639	(98,001)	2	0	478	38	0

PIMCO Mortgage Opportunities and Bond Fund	342,528	2,591,575	(2,664,801)	(148)	59	269,213	8,675	0

PIMCO Strategic Bond Fund	0	176,549	(124,400)	(3)	14	52,160	448	0

PIMCO Total Return Fund II	59,855	388,883	(351,000)	32	3	97,773	683	0

PIMCO Total Return Fund IV	102,890	474,919	(568,501)	47	(7)	9,348	1,019	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-

delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured

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financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2019 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

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FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest

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income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance

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Notes to Financial Statements (Cont.)

with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an

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amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread)

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Notes to Financial Statements (Cont.)

between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

Interest Rate	x	x	x	x	x	x	x	x	x	x	x	x

Call	x	x	x	x	x	x	x	x	x	x	x	x

Credit	x	x	x	x	x	x	x	x	x	x	x	x

High Yield	x	x	—	x	—	x	—	x	x	—	—	x

Market	x	x	x	x	x	x	x	x	x	x	x	x

Issuer	x	x	x	x	x	x	x	x	x	x	x	x

Liquidity	x	x	x	x	—	x	x	x	x	x	x	x

Derivatives	x	x	x	x	x	x	x	x	x	x	x	x

Equity	x	x	x	x	x	x	x	x	x	x	x	x

Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x	x	x	x	x	x	x

Privately Issued Mortgage-Related Securities	—	—	—	—	—	—	—	x	—	—	—	—

Extension	—	—	—	—	—	—	—	x	—	—	—	—

Prepayment	—	—	—	—	—	—	—	x	—	—	—	—

Foreign (Non-U.S.) Investment	x	x	x	x	—	x	x	—	x	—	x	x

Real Estate	—	—	—	—	—	—	—	x	—	—	—	—

Emerging Markets	x	x	x	x	—	x	x	—	x	—	x	x

Sovereign Debt	x	x	—	x	—	x	—	—	x	—	x	x

Currency	x	x	—	x	—	x	—	—	x	—	—	x

Leveraging	x	x	x	x	x	x	x	x	x	x	x	x

Management	x	x	x	x	x	x	x	x	x	x	x	x

Short Exposure	x	x	x	x	x	x	x	x	x	x	x	x

Tax-Efficient Investing	—	—	—	—	—	—	—	—	x	—	—	—

Convertible Securities	—	—	—	—	—	—	—	x	—	—	x	—

Distribution Rate	—	—	—	—	—	—	—	x	—	—	—	—

Responsible Investing	—	—	—	—	—	—	—	—	—	—	—	x

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount

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of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments

ANNUAL REPORT	MARCH 31, 2019	191

Notes to Financial Statements (Cont.)

will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the

192	PIMCO BOND FUNDS

March 31, 2019

applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2019	193

Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class		Class A		Class C		Class R
PIMCO Dynamic Bond Fund	0.55%	(1)	0.25%	0.35%	0.45%	(2)	N/A		0.40%		0.40%		0.40%
PIMCO Extended Duration Fund	0.25%		0.25%	0.35%	N/A		N/A		0.40%	*	N/A		N/A
PIMCO GNMA and Government Securities Fund	0.25%		0.25%	0.35%	0.45%	(2)	N/A		0.40%		0.40%		N/A
PIMCO Long Duration Total Return Fund	0.25%		0.25%	0.35%	N/A		N/A		0.40%		0.40%		N/A
PIMCO Long-Term U.S. Government Fund	0.225%		0.25%	0.35%	0.45%	(2)*	0.25%		0.35%		0.35%		N/A
PIMCO Moderate Duration Fund	0.25%		0.21%	0.31%	N/A		N/A		N/A		N/A		N/A
PIMCO Mortgage-Backed Securities Fund	0.25%		0.25%	0.35%	0.45%	(2)	0.25%	~	0.40%		0.40%		N/A
PIMCO Mortgage Opportunities and Bond Fund	0.35%		0.25%	0.35%	0.45%	(2)	N/A		0.40%		0.40%		N/A
PIMCO Strategic Bond Fund(3)	0.25%		0.30%	0.40%	N/A		N/A		0.45%		0.45%		N/A
PIMCO Total Return Fund II	0.25%		0.25%	0.35%	N/A		0.25%		N/A		N/A		N/A
PIMCO Total Return Fund IV	0.25%		0.25%	N/A	N/A		N/A		0.35%		0.35%	~	N/A
PIMCO Total Return ESG Fund	0.25%		0.25%	0.35%	0.45%	(2)*	0.25%		N/A		N/A		N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
~	This share class was liquidated during the reporting period.
(1)	PIMCO has contractually agreed, through July 31, 2019, to reduce its Investment Advisory Fee by 0.01% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(3)

PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

PIMCO Dynamic Bond Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit,

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custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each

Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its Investment Advisory Fee for the PIMCO Dynamic Bond Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for each share class of the PIMCO Strategic Bond Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement, Investment Advisory Fee Waiver Agreement and Supervisory and Administrative Fee Waiver Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at March 31, 2019, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Dynamic Bond Fund	$0	$0	$329	$329

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Supervisory and Administrative Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total Return ESG Fund. This Supervisory and Administrative Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

ANNUAL REPORT	MARCH 31, 2019	195

Notes to Financial Statements (Cont.)

Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Dynamic Bond Fund	$12,903	$293

PIMCO Extended Duration Fund	0	807

PIMCO Long Duration Total Return Fund	6,930	4,289

PIMCO Moderate Duration Fund	82,931	15,297

PIMCO Mortgage Opportunities and Bond Fund	23,228	0

PIMCO Strategic Bond Fund	6,729	5,258

PIMCO Total Return Fund II	28,090	45,655

PIMCO Total Return Fund IV	11,701	500,604

PIMCO Total Return ESG Fund	82,684	41,961

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dynamic Bond Fund	$10,961,498	$10,909,908	$636,020	$364,911

PIMCO Extended Duration Fund	2,633,784	2,633,939	71,842	50,992

PIMCO GNMA and Government Securities Fund	10,158,835	10,089,211	51,907	16,600

PIMCO Long Duration Total Return Fund	6,373,171	6,913,902	1,189,494	622,137

PIMCO Long-Term U.S. Government Fund	1,950,163	2,622,176	28,325	12,351

PIMCO Moderate Duration Fund	5,518,256	5,320,174	629,584	358,527

PIMCO Mortgage-Backed Securities Fund	2,010,314	2,044,333	13,404	8,165

PIMCO Mortgage Opportunities and Bond Fund	58,681,105	58,249,794	1,286,558	199,134

PIMCO Strategic Bond Fund	342,156	277,300	122,877	106,048

PIMCO Total Return Fund II	4,635,731	4,687,422	156,929	174,982

PIMCO Total Return Fund IV	9,133,967	9,571,932	321,689	784,364

PIMCO Total Return ESG Fund	8,696,293	8,600,499	557,170	340,142

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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March 31, 2019

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dynamic Bond Fund						PIMCO Extended Duration Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	144,237	$1,552,904	30,805		$338,002		85,205	$616,382	42,564	$323,758

I-2	24,885	267,389	8,475		93,079		6,781	48,883	1,280	10,012

I-3	376	4,059	0		0		0	0	0	0

Administrative Class	0	0	0		0		0	0	0	0

Class D	0	0	2,678		29,434		0	0	0	0

Class A	6,191	66,490	12,133	(a)	131,574	(a)	0	0	0	0

Class C	1,473	15,817	1,158		12,703		0	0	0	0

Class R	120	1,280	139		1,509		0	0	0	0
Issued as reinvestment of distributions

Institutional Class	9,117	98,110	10,859		118,068		7,128	51,958	6,408	50,356

I-2	854	9,192	1,049		11,410		299	2,183	227	1,781

I-3	5	51	0		0		0	0	0	0

Administrative Class	0	0	0		0		0	0	0	0

Class D	0	0	413		4,498		0	0	0	0

Class A	692	7,451	725		7,887		0	0	0	0

Class C	323	3,480	594		6,446		0	0	0	0

Class R	17	184	25		275		0	0	0	0
Cost of shares redeemed

Institutional Class	(106,599)	(1,145,734)	(57,906)		(633,958)		(106,104)	(781,566)	(35,722)	(277,364)

I-2	(12,753)	(137,085)	(8,870)		(97,180)		(3,452)	(25,433)	(1,296)	(10,121)

I-3	(29)	(316)	0		0		0	0	0	0

Administrative Class	0	0	0		0		0	0	0	0

Class D	0	0	(12,908	)(a)	(140,102	)(a)	0	0	0	0

Class A	(9,647)	(103,700)	(7,578)		(83,428)		0	0	0	0

Class C	(5,883)	(63,286)	(7,473)		(82,014)		0	0	0	0

Class R	(137)	(1,471)	(233)		(2,554)		0	0	0	0

Net increase (decrease) resulting from Fund share transactions	53,242	$574,815	(25,915)		$(284,351)		(10,143)	$(87,593)	13,461	$98,422

ANNUAL REPORT	MARCH 31, 2019	197

Notes to Financial Statements (Cont.)

	PIMCO GNMA and Government Securities Fund						PIMCO Long Duration Total Return Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	10,819	$116,402	7,575		$83,844		94,630	$968,293	52,283		$569,598

I-2	4,826	52,071	5,599		62,098		3,394	34,566	2,406		26,261

I-3	1	10	0		0		0	0	0		0

Administrative Class	0	0	0		0		0	0	0		0

Class D	0	0	1,152		12,734		0	0	1,754		19,180

Class A	5,786	62,352	9,190	(b)	99,882	(b)	364	3,731	1,836	(c)	19,156	(c)

Class C	279	2,997	277		3,081		37	385	3		37

Class R	0	0	0		0		0	0	0		0
Issued as reinvestment of distributions

Institutional Class	810	8,715	737		8,128		15,645	158,922	17,120		187,862

I-2	219	2,361	198		2,188		162	1,643	91		991

I-3	0	0	0		0		0	0	0		0

Administrative Class	0	0	0		0		0	0	0		0

Class D	0	0	156		1,720		0	0	82		897

Class A	474	5,095	335		3,694		72	727	1		16

Class C	77	833	86		951		1	5	0		0

Class R	0	0	0		0		0	0	0		0
Cost of shares redeemed

Institutional Class	(10,332)	(110,860)	(7,516)		(83,141)		(50,113)	(512,972)	(53,144)		(583,271)

I-2	(3,130)	(33,633)	(3,527)		(39,015)		(1,797)	(18,297)	(647)		(7,052)

I-3	0	0	0		0		0	0	0		0

Administrative Class	0	0	0		0		0	0	0		0

Class D	0	0	(8,471	)(b)	(91,866	)(b)	0	0	(2,725	)(c)	(28,865	)(c)

Class A	(7,678)	(82,571)	(4,970)		(54,884)		(741)	(7,592)	(17)		(180)

Class C	(1,396)	(15,005)	(2,302)		(25,476)		(8)	(84)	0		0

Class R	0	0	0		0		0	0	0		0

Net increase (decrease) resulting from Fund share transactions	755	$8,767	(1,481)		$(16,062)		61,646	$629,327	19,043		$204,630

198	PIMCO BOND FUNDS

March 31, 2019

PIMCO Long-Term U.S. Government Fund						PIMCO Moderate Duration Fund						PIMCO Mortgage-Backed Securities Fund

Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019				Year Ended 03/31/2018

Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares		Amount		Shares		Amount

55,890	$325,025	27,894		$171,342		24,158	$241,306	17,418		$177,805		3,247		$33,458		2,847		$29,894

20,391	120,035	6,569		39,912		171	1,714	157		1,597		652		6,697		298		3,129

0	0	0		0		0	0	0		0		11		110		0		0

2,527	14,880	1,845		11,276		0	0	1	(h)	8	(h)	17	(i)	172	(i)	33		353

0	0	960		5,858		0	0	0		0		0		0		812		8,573

7,883	46,461	7,647	(d)	46,809	d)	0	0	0		0		557		5,727		3,647	(e)	37,903	(e)

422	2,491	472		2,867		0	0	0		0		38		388		90		952

0	0	0		0		0	0	0		0		0		0		0		0

5,562	32,615	6,526		40,148		3,399	34,063	2,138		21,803		320		3,297		315		3,311

294	1,725	192		1,180		15	146	9	(h)	93	(h)	23		241		20		211

0	0	0		0		0	0	0		0		0		0		0		0

74	433	80		493		0	0	0		0		2	(i)	20	(i)	6		62

0	0	27		165		0	0	0		0		0		0		72		760

464	2,729	387		2,384		0	0	0		0		134		1,383		63		662

46	269	48		298		0	0	0		0		10		105		9		96

0	0	0		0		0	0	0		0		0		0		0		0

(176,030)	(1,037,661)	(70,516)		(432,892)		(19,961)	(199,676)	(18,254)		(186,573)		(4,884)		(50,375)		(4,091)		(43,008)

(19,797)	(115,557)	(5,247)		(32,128)		(123)	(1,231)	(266)		(2,711)		(342)		(3,521)		(457)		(4,760)

0	0	0		0		0	0	0		0		0		0		0		0

(3,664)	(21,267)	(2,411)		(14,746)		0	0	(2	)(h)	(23	)(h)	(263	)(i)	(2,683	)(i)	(134)		(1,403)

0	0	(1,965	)(d)	(11,748	)(d)	0	0	0		0		0		0		(4,384	)(e)	(45,616	)(e)

(8,082)	(47,173)	(8,131)		(50,031)		0	0	0		0		(2,116)		(21,763)		(862)		(9,036)

(843)	(4,922)	(2,167)		(13,195)		0	0	0		0		(196)		(2,011)		(454)		(4,754)

0	0	0		0		0	0	0		0		0		0		0		0

(114,863)	$(679,917)	(37,790)		$(232,008)		7,659	$76,322	1,201		$11,999		(2,790)		$(28,755)		(2,170)		$(22,671)

ANNUAL REPORT	MARCH 31, 2019	199

Notes to Financial Statements (Cont.)

	PIMCO Mortgage Opportunities and Bond Fund						PIMCO Strategic Bond Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	167,454	$1,831,306	160,563		$1,779,211		10,765	$114,290	2,375		$25,271

I-2	47,944	523,932	40,498		448,921		4,485	47,638	919		9,728

I-3	3,500	38,431	0		0		0	0	0		0

Administrative Class	0	0	0		0		0	0	0		0

Class D	0	0	7,814		86,655		0	0	295		3,134

Class A	14,696	160,674	15,933	(f)	176,034	(f)	5,817	61,780	1,617	(g)	17,159	(g)

Class C	1,204	13,166	1,140		12,661		595	6,312	16		178

Class R	0	0	0		0		0	0	0		0
Issued as reinvestment of distributions

Institutional Class	13,156	143,210	7,175		79,508		175	1,859	195		2,077

I-2	2,662	28,990	1,602		17,761		99	1,047	38		408

I-3	54	590	0		0		0	0	0		0

Administrative Class	0	0	0		0		0	0	0		0

Class D	0	0	304		3,372		0	0	19		202

Class A	789	8,577	257		2,848		83	882	106		1,127

Class C	93	1,009	60		660		9	94	12		123

Class R	0	0	0		0		0	0	0		0
Cost of shares redeemed

Institutional Class	(121,564)	(1,327,244)	(56,201)		(622,306)		(5,761)	(61,238)	(5,996)		(64,101)

I-2	(40,439)	(441,787)	(15,966)		(176,821)		(1,154)	(12,262)	(172)		(1,832)

I-3	(1,849)	(20,280)	0		0		0	0	0		0

Administrative Class	0	0	0		0		0	0	0		0

Class D	0	0	(17,570	)(f)	(194,055	)(f)	0	0	(821	)(g)	(8,724	)g)

Class A	(10,170)	(111,241)	(4,434)		(49,106)		(4,148)	(44,086)	(1,246)		(13,229)

Class C	(826)	(9,012)	(707)		(7,833)		(207)	(2,203)	(131)		(1,394)

Class R	0	0	0		0		0	0	0		0

Net increase (decrease) resulting from Fund share transactions	76,704	$840,321	140,468		$1,557,510		10,758	$114,113	(2,774)		$(29,873)

200	PIMCO BOND FUNDS

March 31, 2019

PIMCO Total Return Fund II				PIMCO Total Return Fund IV								PIMCO Total Return ESG Fund

Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019				Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

Shares	Amount	Shares	Amount	Shares		Amount		Shares		Amount		Shares	Amount	Shares	Amount

14,505	$137,936	8,194	$78,826	16,397		$166,746		26,686		$277,922		29,991	$266,038	26,868	$244,397

114	1,083	368	3,551	0		0		24	(j)	255	(j)	6,137	54,279	6,275	56,712

0	0	0	0	0		0		0		0		0	0	0	0

228	2,153	290	2,806	0		0		0		0		1,328	11,772	3,546	31,887

0	0	0	0	0		0		0		0		0	0	0	0

0	0	0	0	211		2,130		473		4,924		0	0	0	0

0	0	0	0	3	(k)	33	(k)	8		76		0	0	0	0

0	0	0	0	0		0		0		0		0	0	0	0

1,512	14,242	1,415	13,660	3,116		31,692		2,593		26,990		2,809	24,897	1,903	17,305

13	120	35	335	0		0		1	(j)	6	(j)	312	2,771	119	1,079

0	0	0	0	0		0		0		0		0	0	0	0

35	326	31	298	0		0		0		0		121	1,073	53	477

0	0	0	0	0		0		0		0		0	0	0	0

0	0	0	0	24		247		18		183		0	0	0	0

0	0	0	0	1	(k)	11	(k)	1		15		0	0	0	0

0	0	0	0	0		0		0		0		0	0	0	0

(26,670)	(249,545)	(6,500)	(62,642)	(111,433)		(1,139,979)		(19,822)		(206,328)		(20,256)	(179,031)	(37,469)	(342,400)

(1,280)	(12,070)	(204)	(1,953)	0		0		(70	)(j)	(730	)(j)	(2,747)	(24,317)	(1,279)	(11,625)

0	0	0	0	0		0		0		0		0	0	0	0

(327)	(3,074)	(475)	(4,604)	0		0		0		0		(1,564)	(13,851)	(1,578)	(14,367)

0	0	0	0	0		0		0		0		0	0	0	0

0	0	0	0	(305)		(3,087)		(825)		(8,580)		0	0	0	0

0	0	0	0	(177	)(k)	(1,791	)(k)	(69)		(713)		0	0	0	0

0	0	0	0	0		0		0		0		0	0	0	0

(11,870)	$(108,829)	3,154	$30,277	(92,163)		$(943,998)		9,018		$94,020		16,131	$143,631	(1,562)	$(16,535)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 8,524 Class D shares in the amount of $92,138 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 6,163 Class D shares in the amount of $66,438 converted into Class A shares of the Fund.
(c)	On March 23, 2018, 1,525 Class D shares in the amount of $15,927 converted into Class A shares of the Fund.
(d)	On March 23, 2018, 1,247 Class D shares in the amount of $7,390 converted into Class A shares of the Fund.
(e)	On March 23, 2018, 2,499 Class D shares in the amount of $25,386 converted into Class A shares of the Fund.
(f)	On March 23, 2018, 9,632 Class D shares in the amount of $106,088 converted into Class A shares of the Fund.
(g)	On March 23, 2018, 438 Class D shares in the amount of $4,647 converted into Class A shares of the Fund.
(h)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(i)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(j)	Class P Shares liquidated at the close of business on January 31, 2018.
(k)	Class C Shares liquidated at the close of business on October 31, 2018.

ANNUAL REPORT	MARCH 31, 2019	201

Notes to Financial Statements (Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Extended Duration Fund	0	2	0%	51%

PIMCO Long-Term U.S. Government Fund	0	1	0%	23%

PIMCO Mortgage-Backed Securities Fund	1	0	16%	0%

PIMCO Total Return IV	0	1	0%	26%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Dynamic Bond Fund	$162,962	$0	$44,071	$(667)	$(501,548)	$0	$0

PIMCO Extended Duration Fund	0	0	64,142	0	(7,560)	0	(177)

PIMCO GNMA and Government Securities Fund	578	0	(1,748)	(199)	(62,352)	0	0

PIMCO Long Duration Total Return Fund	2,509	20,246	124,355	(201)	0	0	0

PIMCO Long-Term U.S. Government Fund	14,969	0	27,007	(43)	(149,586)	0	0

PIMCO Moderate Duration Fund	10,048	0	10,674	(289)	(53,541)	0	0

PIMCO Mortgage-Backed Securities Fund	231	0	2,897	(4)	(13,639)	0	0

PIMCO Mortgage Opportunities and Bond Fund	21,737	0	59,555	(1,198)	(158,029)	0	0

PIMCO Strategic Bond Fund	2,690	0	4,407	(10)	(6,711)	0	0

PIMCO Total Return Fund II	35	0	8,751	(206)	(6,984)	0	0

PIMCO Total Return Fund IV	1,364	0	(4,497)	(8)	(28,304)	0	0

PIMCO Total Return ESG Fund	4,035	0	9,830	(152)	(21,212)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, foreign investment companies (PFICs), straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and interest accrued on defaulted securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

202	PIMCO BOND FUNDS

March 31, 2019

(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Fund	$501,548	$0

PIMCO Extended Duration Fund	7,034	526

PIMCO GNMA and Government Securities Fund	26,455	35,897

PIMCO Long Duration Total Return Fund	0	0

PIMCO Long-Term U.S. Government Fund*	48,665	100,921

PIMCO Moderate Duration Fund	23,324	30,217

PIMCO Mortgage-Backed Securities Fund	3,958	9,681

PIMCO Mortgage Opportunities and Bond Fund	96,686	61,343

PIMCO Strategic Bond Fund	6,711	0

PIMCO Total Return Fund II	476	6,508

PIMCO Total Return Fund IV	4,080	24,224

PIMCO Total Return ESG Fund	2,581	18,631

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dynamic Bond Fund	$4,736,493	$244,803	$(200,770)	$44,033

PIMCO Extended Duration Fund	1,962,397	100,923	(36,254)	64,669

PIMCO GNMA and Government Securities Fund	973,150	17,498	(19,244)	(1,746)

PIMCO Long Duration Total Return Fund	4,345,132	213,680	(89,703)	123,977

PIMCO Long-Term U.S. Government Fund	1,162,864	54,415	(26,949)	27,466

PIMCO Moderate Duration Fund	1,742,024	55,780	(45,121)	10,659

PIMCO Mortgage-Backed Securities Fund	186,295	6,434	(3,489)	2,945

PIMCO Mortgage Opportunities and Bond Fund	6,683,161	233,585	(174,168)	59,417

PIMCO Strategic Bond Fund	221,581	8,323	(3,922)	4,401

PIMCO Total Return Fund II	831,306	12,616	(3,807)	8,809

PIMCO Total Return Fund IV	824,070	16,865	(21,371)	(4,506)

PIMCO Total Return ESG Fund	1,767,042	39,298	(29,401)	9,897

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, foreign investment companies (PFICs), sale/buyback transactions, convertible preferred securities, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and interest accrued on defaulted securities, and Lehman securities.

ANNUAL REPORT	MARCH 31, 2019	203

Notes to Financial Statements (Cont.)

March 31, 2019

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019				March 31, 2018

	Tax-Exempt Income Distributions(8)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Tax-Exempt Income Distributions(8)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)

PIMCO Dynamic Bond Fund	$0	$123,832	$0	$0	$0	$165,521	$0	$0

PIMCO Extended Duration Fund	0	44,876	7,338	1,941	0	52,484	240	0

PIMCO GNMA and Government Securities Fund	0	19,239	0	0	0	18,186	0	0

PIMCO Long Duration Total Return Fund	0	141,545	21,912	0	0	118,812	72,271	0

PIMCO Long-Term U.S. Government Fund	0	36,082	2,351	0	0	45,142	193	0

PIMCO Moderate Duration Fund	0	37,465	0	0	0	24,094	0	0

PIMCO Mortgage-Backed Securities Fund	0	5,147	0	0	0	5,270	0	0

PIMCO Mortgage Opportunities and Bond Fund	0	198,290	0	0	0	121,436	0	0

PIMCO Strategic Bond Fund	622	3,317	0	0	3,694	403	0	0

PIMCO Total Return Fund II	0	17,317	0	0	0	15,755	0	719

PIMCO Total Return Fund IV	0	31,957	0	0	0	20,635	0	6,564

PIMCO Total Return ESG Fund	0	30,252	0	0	0	19,173	0	1,042

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Strategic Bond Fund was previously a tax exempt fund; Tax-Exempt Distributions represent distributions from income earned during the previous period.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

204	PIMCO BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (twelve of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, and for PIMCO Extended Duration Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund and PIMCO Mortgage Opportunities and Bond Fund the statements of cash flows for the year ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019, for PIMCO Extended Duration Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund and PIMCO Mortgage Opportunities and Bond Fund, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2019	205

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	NXN	Natixis New York

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RCY	Royal Bank of Canada

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland PLC

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, New York

BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JP Morgan Securities, Inc.	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank

CSN	Credit Suisse AG (New York)	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	IDR	Indonesian Rupiah	RUB	Russian Ruble

AUD	Australian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona

BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar

CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht

COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira

DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar

EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar

GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand

HKD	Hong Kong Dollar	PEN	Peruvian New Sol

Exchange Abbreviations:

CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	IOS.FN.600.08	2008 Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index

ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR

BBSW3M	3 Month Bank Bill Swap Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRRATE	Secured Overnight Financing Rate

BP0001M	1 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index

BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0001M	1 Month USD Swap Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	IOS.FN.550.08	2008 Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

AID	Agency International Development	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding

CBO	Collateralized Bond Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

206	PIMCO BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Dynamic Bond Fund	0.00%	0.00%	$123,832	$0

PIMCO Extended Duration Fund	0.00%	0.00%	11,484	9,591

PIMCO GNMA and Government Securities Fund	0.00%	0.00%	19,239	0

PIMCO Long Duration Total Return Fund	0.00%	1.17%	110,046	17,143

PIMCO Long-Term U.S. Government Fund	0.00%	0.00%	31,141	4,936

PIMCO Moderate Duration Fund	0.00%	1.07%	32,647	0

PIMCO Mortgage-Backed Securities Fund	0.00%	0.00%	5,147	0

PIMCO Mortgage Opportunities and Bond Fund	0.00%	0.00%	198,290	0

PIMCO Strategic Bond Fund	0.00%	0.00%	3,939	0

PIMCO Total Return Fund II	0.00%	2.31%	17,317	0

PIMCO Total Return ESG Fund	0.00%	0.00%	30,252	0

PIMCO Total Return Fund IV	0.00%	0.00%	31,957	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	MARCH 31, 2019	207

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

208	PIMCO BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2019	209

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

210	PIMCO BOND FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

ANNUAL REPORT	MARCH 31, 2019	211

Privacy Policy1 (Cont.)

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

212	PIMCO BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3002AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

Credit Bond Funds

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Low Duration Income Fund

PIMCO Senior Floating Rate Fund

PIMCO Preferred and Capital Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

(a)	Prior to July 30, 2018, the PIMCO Credit Opportunities Bond Fund was named the PIMCO Credit Absolute Return Fund.
(b)	Prior to July 30, 2018, the PIMCO Long-Term Credit Bond Fund was named the PIMCO Long Term Credit Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

2	PIMCO CREDIT BOND FUNDS

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Credit Opportunities Bond Fund (formerly PIMCO Credit Absolute Return Fund), PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund (formerly PIMCO Long Term Credit Fund), PIMCO Low Duration Income Fund, PIMCO Senior Floating Rate Fund and PIMCO Preferred and Capital Securities Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. In addition, with respect to the PIMCO Senior Floating Rate Fund, the Average Annual Total Return table does not reflect any redemption fees that would have applied for shares that are held 30 or fewer calendar days. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are

4	PIMCO CREDIT BOND FUNDS

tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Credit Opportunities Bond Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	04/27/18	10/29/04	07/31/03	07/31/03	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	04/27/18	—	09/15/10	09/15/10	Diversified
PIMCO Long-Term Credit Bond Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	04/27/18	—	07/30/04	09/30/04	Diversified
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	—	04/29/11	04/29/11	Diversified
PIMCO Preferred and Capital Securities Fund	04/13/15	04/13/15	04/13/15	04/27/18	—	04/13/15	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	MARCH 31, 2019	5

PIMCO Credit Opportunities Bond Fund

Institutional Class - PCARX	Class A - PZCRX
I-2 - PPCRX	Class C - PCCRX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	48.0%

Short-Term Instruments‡	15.4%

Loan Participations and Assignments	15.2%

U.S. Treasury Obligations	8.6%

Asset-Backed Securities	6.4%

Non-Agency Mortgage-Backed Securities	6.1%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Credit Opportunities Bond Fund Institutional Class	2.77%	3.16%	3.60%
PIMCO Credit Opportunities Bond Fund I-2	2.58%	3.05%	3.49%
PIMCO Credit Opportunities Bond Fund Class A	2.24%	2.73%	3.18%
PIMCO Credit Opportunities Bond Fund Class A (adjusted)	(1.56)%	1.94%	2.66%
PIMCO Credit Opportunities Bond Fund Class C	1.63%	1.98%	2.42%
PIMCO Credit Opportunities Bond Fund Class C (adjusted)	0.65%	1.98%	2.42%
3 Month USD LIBOR Index	2.48%	1.05%	0.81%
Lipper Alternative Credit Focus Funds Average	1.41%	2.02%	2.63%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.91% for Institutional Class shares, 1.01% for I-2 shares, 1.31% for Class A shares, and 2.06% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Credit Opportunities Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Long exposure to media cable contributed to performance, as the media sector posted positive absolute returns.

»	Long exposure to oilfield services contributed to performance, as the oilfield services sector posted positive absolute returns.

»	Long exposure to pharmaceuticals contributed to performance, as the pharmaceutical sector posted positive absolute returns.

»	Long exposure to pipelines contributed to performance, as the pipelines sector posted positive absolute returns.

»	Short exposure to retailers detracted from performance, as the retail sector posted positive absolute returns.

»	Long exposure to the Argentine peso detracted from performance, as the currency depreciated.

6	PIMCO CREDIT BOND FUNDS

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Administrative Class - PDAAX
I-2 - PDVPX	Class A - PDVAX
I-3 - PDNIX	Class C - PDICX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	39.2%

U.S. Treasury Obligations	21.8%

Sovereign Issues	11.8%

Non-Agency Mortgage-Backed Securities	6.5%

Short-Term Instruments‡	6.0%

U.S. Government Agencies	5.8%

Asset-Backed Securities	4.9%

Loan Participations and Assignments	3.7%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	5.45%	5.10%	8.86%	7.02%
PIMCO Diversified Income Fund I-2	5.34%	5.00%	8.75%	6.92%
PIMCO Diversified Income Fund I-3	5.30%	4.95%	8.70%	6.86%
PIMCO Diversified Income Fund Administrative Class	5.19%	4.84%	8.59%	6.76%
PIMCO Diversified Income Fund Class A	5.03%	4.69%	8.42%	6.59%
PIMCO Diversified Income Fund Class A (adjusted)	1.09%	3.89%	8.01%	6.33%
PIMCO Diversified Income Fund Class C	4.25%	3.91%	7.62%	5.80%
PIMCO Diversified Income Fund Class C (adjusted)	3.25%	3.91%	7.62%	5.80%
Bloomberg Barclays Global Credit Hedged USD Index	5.07%	4.14%	6.66%	5.26%
1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, (USD Hedged); ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, (USD Hedged); and JPMorgan EMBI Global, (USD Hedged)	4.94%	4.61%	8.26%	6.72%
Lipper Multi-Sector Income Funds Average	2.99%	2.99%	6.79%	5.29%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.77% for Institutional Class shares, 0.87% for I-2 shares, 0.97% for I-3 shares, 1.02% for Administrative Class shares, 1.17% for Class A shares, and 1.92% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to high yield contributed to performance, as the sector outperformed.

»	Overweight exposure to the intermediate part of the U.S. yield curve contributed to performance, as certain U.S. rates decreased.

»	Exposure to investment grade credit via the credit default swap index (CDX) contributed to performance, as the index outperformed.

»	Exposure to select emerging market currencies detracted from performance, as the currencies depreciated relative to the U.S. dollar.

»	Exposure to a select emerging market corporate bond that was recently restructured detracted from performance.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
I-2 - PHSPX	Class C - PHSCX
I-3 - PHFNX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	83.0%

Short-Term Instruments‡	16.2%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	5.36%	4.65%	7.08%
PIMCO High Yield Spectrum Fund I-2	5.26%	4.54%	6.98%
PIMCO High Yield Spectrum Fund I-3	5.22%	4.49%	6.92%
PIMCO High Yield Spectrum Fund Class A	5.00%	4.28%	6.71%
PIMCO High Yield Spectrum Fund Class A (adjusted)	1.07%	3.49%	6.23%
PIMCO High Yield Spectrum Fund Class C	4.22%	3.51%	5.92%
PIMCO High Yield Spectrum Fund Class C (adjusted)	3.23%	3.51%	5.92%
ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	5.69%	4.97%	7.14%
Lipper High Yield Funds Average	4.39%	3.43%	5.60%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.62% for Institutional Class shares, 0.72% for I-2 shares, 0.82% for I-3 shares, 0.97% for Class A shares, and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to healthcare contributed to performance, as the sector outperformed the broader market.

»	Security selection in banking contributed to performance, as the Fund’s banking positions outperformed the broader sector.

»	Security selection in building products contributed to performance, as the Fund’s building products positions outperformed the broader sector.

»	Security selection in healthcare detracted from performance, as the Fund’s healthcare positions underperformed the broader sector.

»	Security selection in equipment detracted from performance, as the Fund’s equipment positions underperformed the broader sector.

»	Underweight exposure to telecom detracted from performance, as the sector outperformed the broader market.

8	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Bond Fund

Institutional Class - PTCIX
I-2 - PLCPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	68.1%

U.S. Treasury Obligations	14.1%

U.S. Government Agencies	8.3%

Loan Participations and Assignments	3.5%

Municipal Bonds & Notes	2.6%

Sovereign Issues	1.3%

Asset-Backed Securities	1.0%

Other	0.8%

Short-Term Instruments‡	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Bond Fund Institutional Class	5.20%	6.58%	10.27%	10.27%
PIMCO Long-Term Credit Bond Fund I-2	5.10%	6.48%	10.15%	10.15%
Bloomberg Barclays U.S. Long Credit Index	4.58%	5.38%	9.00%	9.00%
Lipper General Bond Funds Average	3.42%	2.97%	7.23%	7.23%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, and 0.95% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Bond Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Yield curve positioning contributed to relative performance, as the fund was overweight the intermediate portion of the yield curve and intermediate U.S. treasury rates rallied.

»	Underweight exposure to retailers contributed to relative performance, as the retail sector underperformed the market.

»	Underweight exposure to utilities contributed to relative performance, as the utilities sector underperformed the market.

»	Underweight exposure to diversified manufacturing contributed to performance, as the manufacturing sector underperformed the market.

»	Exposure to the Mexican peso detracted from performance, as the currency posted negative returns.

»	Exposure to the South African rand detracted from performance, as the currency posted negative returns.

ANNUAL REPORT	MARCH 31, 2019	9

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
I-2 - PFTPX	Class C - PFNCX
I-3 - PFNIX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	39.0%

U.S. Government Agencies	18.5%

Asset-Backed Securities	15.9%

Non-Agency Mortgage-Backed Securities	10.2%

Short-Term Instruments‡	6.7%

Sovereign Issues	3.6%

Loan Participations and Assignments	3.0%

U.S. Treasury Obligations	3.0%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	3.70%	3.45%	6.60%	3.86%
PIMCO Low Duration Income Fund I-2	3.60%	3.35%	6.50%	3.75%
PIMCO Low Duration Income Fund I-3	3.55%	3.34%	6.51%	3.77%
PIMCO Low Duration Income Fund Class A	3.29%	3.04%	6.18%	3.44%
PIMCO Low Duration Income Fund Class A (adjusted)	0.93%	2.58%	5.94%	3.28%
PIMCO Low Duration Income Fund Class C	2.98%	2.73%	5.86%	3.12%
PIMCO Low Duration Income Fund Class C (adjusted)	1.98%	2.73%	5.86%	3.12%
Bloomberg Barclays U.S. Aggregate 1-3 Years Index	3.05%	1.24%	1.65%	2.45%♦
Lipper Short Investment Grade Debt Funds Average	2.89%	1.39%	2.72%	2.37%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.55% for Institutional Class shares, 0.65% for I-2 shares, 0.75% for I-3 shares, 0.95% for Class A shares, and 1.25% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. duration contributed to performance, as U.S. interest rates fell.

»	Exposure to high-yield corporate credit contributed to performance, as total returns of this sector were positive.

»	Exposure to investment grade corporate credit contributed to performance, as total returns of this sector were positive.

»	Exposure to U.S cash rate contributed to performance, as three-month LIBOR rose.

»	Exposure to emerging market currencies including the Argentine peso and Turkish lira detracted from performance, as these currencies depreciated versus the U.S. dollar.

»	Hedging against Japanese duration detracted from performance, as Japanese rates fell.

»	Holdings of local and U.S. dollar denominated emerging market debt detracted from performance, as the sector posted negative total returns.

10	PIMCO CREDIT BOND FUNDS

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
I-2 - PSRPX	Class C - PSRWX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Loan Participations and Assignments	91.3%

Short-Term Instruments‡	6.9%

Corporate Bonds & Notes	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	2.74%	3.03%	3.59%
PIMCO Senior Floating Rate Fund I-2	2.64%	2.93%	3.49%
PIMCO Senior Floating Rate Fund Class A	2.44%	2.72%	3.29%
PIMCO Senior Floating Rate Fund Class A (adjusted)	0.11%	2.25%	2.79%
PIMCO Senior Floating Rate Fund Class C	1.68%	1.96%	2.53%
PIMCO Senior Floating Rate Fund Class C (adjusted)	0.69%	1.96%	2.53%
J.P. Morgan BB/B Leveraged Loan Index	3.35%	3.83%	4.16%
Lipper Loan Participation Funds Average	2.18%	2.82%	3.34%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.72% for Institutional Class shares, 0.82% for I-2 shares, 1.02% for Class A shares, and 1.77% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Tactical allocation to high yield bonds contributed to performance, as the asset class outperformed bank loans.

»	Security selection in the retail sector contributed to performance, as an off-benchmark position in a select pet foods credit outperformed the broader sector.

»	Security selection in diversified media contributed to performance, as a genealogy company outperformed the broader sector.

»	Underweight exposure to the metals and mining sector detracted from performance, as the sector outperformed the broader market.

»	Security selection in consumer products detracted from performance, as a bedding company underperformed the broader sector.

»	Overweight allocation to housing detracted from performance, as the sector underperformed.

ANNUAL REPORT	MARCH 31, 2019	11

PIMCO Preferred and Capital Securities Fund

Institutional Class - PFINX	I-3 - PFNNX
I-2 - PFPNX	Class A - PFANX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	85.9%

Short-Term Instruments‡	9.5%

Preferred Securities	2.8%

U.S. Government Agencies	1.4%

Common Stocks	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	Fund Inception (04/13/15)
PIMCO Preferred and Capital Securities Fund Institutional Class	2.83%	5.99%
PIMCO Preferred and Capital Securities Fund I-2	2.76%	5.91%
PIMCO Preferred and Capital Securities Fund I-3	2.68%	5.83%
PIMCO Preferred and Capital Securities Fund Class A	2.50%	5.62%
PIMCO Preferred and Capital Securities Fund Class A (adjusted)	(1.34)%	4.61%
70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	4.29%	5.55%
Lipper Flexible Income Funds Average	2.58%	3.52%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), were 0.87% for Institutional Class shares, 0.97% for I-2 shares, 1.07% for I-3 shares, and 1.22% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to Spanish Additional tier 1 securities contributed to performance, as the sector underperformed the benchmark.

»	Overweight U.K. Additional Tier 1 securities contributed to performance, as the sector outperformed the benchmark.

»	Underweight exposure to German Additional Tier 1 securities contributed to performance, as the sector underperformed the market.

»	Tactical Exposure to a select Italian senior financial security contributed to performance, as the security rallied.

»	Overweight exposure to Belgian Additional Tier 1 securities detracted from performance, as the sector underperformed the benchmark.

»	Overweight exposure to French Additional Tier 1 securities detracted from performance, as the sector underperformed the benchmark.

12	PIMCO CREDIT BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Credit Opportunities Bond Fund
Institutional Class	$1,000.00	$1,019.00	$4.68	$1,000.00	$1,020.29	$4.68	0.93%
I-2	1,000.00	1,017.60	5.18	1,000.00	1,019.80	5.19	1.03
Class A	1,000.00	1,015.60	6.68	1,000.00	1,018.30	6.69	1.33
Class C	1,000.00	1,012.90	10.44	1,000.00	1,014.56	10.45	2.08

PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,044.90	$4.03	$1,000.00	$1,020.99	$3.98	0.79%
I-2	1,000.00	1,044.40	4.54	1,000.00	1,020.49	4.48	0.89
I-3	1,000.00	1,044.20	4.79	1,000.00	1,020.24	4.73	0.94
Administrative Class	1,000.00	1,043.60	5.30	1,000.00	1,019.75	5.24	1.04
Class A	1,000.00	1,042.80	6.06	1,000.00	1,019.00	5.99	1.19
Class C	1,000.00	1,038.90	9.86	1,000.00	1,015.26	9.75	1.94

PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,020.20	$3.27	$1,000.00	$1,021.69	$3.28	0.65%
I-2	1,000.00	1,019.70	3.78	1,000.00	1,021.19	3.78	0.75
I-3	1,000.00	1,019.50	4.03	1,000.00	1,020.94	4.03	0.80
Class A	1,000.00	1,018.40	5.03	1,000.00	1,019.95	5.04	1.00
Class C	1,000.00	1,014.60	8.79	1,000.00	1,016.21	8.80	1.75

ANNUAL REPORT	MARCH 31, 2019	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Credit Bond Fund
Institutional Class	$1,000.00	$1,072.80	$3.41	$1,000.00	$1,021.64	$3.33	0.66%
I-2	1,000.00	1,072.30	3.93	1,000.00	1,021.14	3.83	0.76

PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$1,027.80	$2.93	$1,000.00	$1,022.04	$2.92	0.58%
I-2	1,000.00	1,027.30	3.44	1,000.00	1,021.54	3.43	0.68
I-3	1,000.00	1,027.10	3.69	1,000.00	1,021.19	3.68	0.73
Class A	1,000.00	1,025.80	4.95	1,000.00	1,020.04	4.94	0.98
Class C	1,000.00	1,024.30	6.46	1,000.00	1,018.55	6.44	1.28

PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,004.40	$3.80	$1,000.00	$1,021.14	$3.83	0.76%
I-2	1,000.00	1,003.90	4.30	1,000.00	1,020.64	4.33	0.86
Class A	1,000.00	1,002.90	5.29	1,000.00	1,019.65	5.34	1.06
Class C	1,000.00	999.10	9.02	1,000.00	1,015.91	9.10	1.81

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class	$1,000.00	$1,019.80	$4.03	$1,000.00	$1,020.94	$4.03	0.80%
I-2	1,000.00	1,019.30	4.53	1,000.00	1,020.44	4.53	0.90
I-3	1,000.00	1,018.00	4.78	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,017.50	5.78	1,000.00	1,019.20	5.79	1.15

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO CREDIT BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, (USD Hedged); ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, (USD Hedged); and JPMorgan EMBI Global, (USD Hedged)	The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	The benchmark is a blend of 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO). The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital- dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Barclays Global Credit Hedged USD Index	Bloomberg Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays U.S. Aggregate 1-3 Years Index	Bloomberg Barclays U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	The ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofAML Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Opportunities Bond Fund
Institutional Class

03/31/2019	$10.08	$0.46	$(0.19)	$0.27	$(0.45)	$0.00	$0.00	$(0.45)

03/31/2018	10.04	0.38	0.06	0.44	(0.40)	0.00	0.00	(0.40)

03/31/2017	9.32	0.44	0.59	1.03	(0.31)	0.00	0.00	(0.31)

03/31/2016	10.02	0.35	(0.72)	(0.37)	(0.26)	(0.07)	0.00	(0.33)

03/31/2015	10.62	0.25	(0.07)	0.18	(0.40)	(0.38)	0.00	(0.78)
I-2

03/31/2019	10.05	0.45	(0.20)	0.25	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.01	0.38	0.05	0.43	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.30	0.42	0.60	1.02	(0.31)	0.00	0.00	(0.31)

03/31/2016	10.01	0.34	(0.73)	(0.39)	(0.25)	(0.07)	0.00	(0.32)

03/31/2015	10.61	0.26	(0.08)	0.18	(0.40)	(0.38)	0.00	(0.78)
Class A

03/31/2019	10.10	0.42	(0.20)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2018	10.06	0.35	0.05	0.40	(0.36)	0.00	0.00	(0.36)

03/31/2017	9.34	0.42	0.58	1.00	(0.28)	0.00	0.00	(0.28)

03/31/2016	10.06	0.32	(0.74)	(0.42)	(0.23)	(0.07)	0.00	(0.30)

03/31/2015	10.66	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
Class C

03/31/2019	9.96	0.34	(0.19)	0.15	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.26	0.05	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2017	9.26	0.33	0.58	0.91	(0.23)	0.00	0.00	(0.23)

03/31/2016	9.98	0.24	(0.72)	(0.48)	(0.17)	(0.07)	0.00	(0.24)

03/31/2015	10.59	0.15	(0.09)	0.06	(0.29)	(0.38)	0.00	(0.67)

PIMCO Diversified Income Fund
Institutional Class

03/31/2019	$10.77	$0.37	$0.20	$0.57	$(0.48)	$0.00	$0.00	$(0.48)

03/31/2018	10.78	0.37	0.14	0.51	(0.51)	0.00	(0.01)	(0.52)

03/31/2017	10.15	0.47	0.68	1.15	(0.52)	0.00	0.00	(0.52)

03/31/2016	10.89	0.49	(0.47)	0.02	(0.70)	(0.06)	0.00	(0.76)

03/31/2015	11.63	0.49	(0.07)	0.42	(0.63)	(0.53)	0.00	(1.16)
I-2

03/31/2019	10.77	0.35	0.20	0.55	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.78	0.35	0.15	0.50	(0.50)	0.00	(0.01)	(0.51)

03/31/2017	10.15	0.46	0.68	1.14	(0.51)	0.00	0.00	(0.51)

03/31/2016	10.89	0.48	(0.47)	0.01	(0.69)	(0.06)	0.00	(0.75)

03/31/2015	11.63	0.49	(0.08)	0.41	(0.62)	(0.53)	0.00	(1.15)
I-3

04/27/2018 - 03/31/2019	10.72	0.35	0.22	0.57	(0.43)	0.00	0.00	(0.43)
Administrative Class

03/31/2019	10.77	0.36	0.18	0.54	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.78	0.34	0.14	0.48	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	10.15	0.44	0.68	1.12	(0.49)	0.00	0.00	(0.49)

03/31/2016	10.89	0.47	(0.47)	0.00	(0.68)	(0.06)	0.00	(0.74)

03/31/2015	11.63	0.47	(0.07)	0.40	(0.61)	(0.53)	0.00	(1.14)
Class A

03/31/2019	10.77	0.32	0.20	0.52	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.78	0.32	0.14	0.46	(0.46)	0.00	(0.01)	(0.47)

03/31/2017	10.15	0.43	0.68	1.11	(0.48)	0.00	0.00	(0.48)

03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)

03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
Class C

03/31/2019	10.77	0.24	0.20	0.44	(0.35)	0.00	0.00	(0.35)

03/31/2018	10.78	0.24	0.14	0.38	(0.38)	0.00	(0.01)	(0.39)

03/31/2017	10.15	0.35	0.68	1.03	(0.40)	0.00	0.00	(0.40)

03/31/2016	10.89	0.37	(0.47)	(0.10)	(0.58)	(0.06)	0.00	(0.64)

03/31/2015	11.63	0.37	(0.08)	0.29	(0.50)	(0.53)	0.00	(1.03)

16	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.90	2.77%	$289,576	0.93%	0.93%	0.90%	0.90%	4.60%	110%

10.08	4.38	353,288	0.91	0.91	0.90	0.90	3.72	100

10.04	11.23	342,617	0.91	0.91	0.90	0.90	4.50	146

9.32	(3.77)	349,267	0.93	0.93	0.90	0.90	3.56	110

10.02	1.77	783,382	0.90	0.90	0.90	0.90	2.31	148

9.86	2.58	47,743	1.03	1.03	1.00	1.00	4.51	110

10.05	4.33	58,119	1.01	1.01	1.00	1.00	3.71	100

10.01	11.10	28,172	1.01	1.01	1.00	1.00	4.25	146

9.30	(3.97)	16,832	1.03	1.03	1.00	1.00	3.44	110

10.01	1.75	42,103	1.00	1.00	1.00	1.00	2.49	148

9.91	2.24	23,099	1.33	1.33	1.30	1.30	4.20	110

10.10	4.03	30,228	1.31	1.31	1.30	1.30	3.41	100

10.06	10.79	10,740	1.31	1.31	1.30	1.30	4.30	146

9.34	(4.21)	15,498	1.33	1.33	1.30	1.30	3.24	110

10.06	1.38	19,566	1.30	1.30	1.30	1.30	2.08	148

9.78	1.63	5,834	2.08	2.08	2.05	2.05	3.45	110

9.96	3.13	7,532	2.06	2.06	2.05	2.05	2.58	100

9.94	9.91	6,835	2.06	2.06	2.05	2.05	3.43	146

9.26	(4.83)	7,188	2.08	2.08	2.05	2.05	2.45	110

9.98	0.62	10,531	2.05	2.05	2.05	2.05	1.45	148

$10.86	5.45%	$2,627,609	0.79%	0.79%	0.75%	0.75%	3.45%	105%

10.77	4.75	2,558,977	0.77	0.77	0.75	0.75	3.36	146

10.78	11.53	2,383,388	0.77	0.77	0.76	0.76	4.42	156

10.15	0.27	1,876,489	0.76	0.76	0.75	0.75	4.71	99

10.89	3.85	2,132,087	0.76	0.76	0.75	0.75	4.27	59

10.86	5.34	169,410	0.89	0.89	0.85	0.85	3.35	105

10.77	4.64	129,856	0.87	0.87	0.85	0.85	3.25	146

10.78	11.42	84,476	0.87	0.87	0.86	0.86	4.27	156

10.15	0.17	53,679	0.86	0.86	0.85	0.85	4.63	99

10.89	3.74	50,087	0.86	0.86	0.85	0.85	4.25	59

10.86	5.47	3,619	0.94 *	0.99 *	0.90 *	0.95 *	3.55 *	105

10.86	5.19	155,936	1.04	1.04	1.00	1.00	3.36	105

10.77	4.49	10,049	1.02	1.02	1.00	1.00	3.12	146

10.78	11.25	12,535	1.02	1.02	1.01	1.01	4.09	156

10.15	0.02	8,983	1.01	1.01	1.00	1.00	4.47	99

10.89	3.59	9,663	1.01	1.01	1.00	1.00	4.14	59

10.86	5.03	251,911	1.19	1.19	1.15	1.15	3.04	105

10.77	4.33	260,394	1.17	1.17	1.15	1.15	2.97	146

10.78	11.09	167,491	1.17	1.17	1.16	1.16	4.02	156

10.15	(0.13)	146,814	1.16	1.16	1.15	1.15	4.32	99

10.89	3.44	161,337	1.16	1.16	1.15	1.15	3.95	59

10.86	4.25	73,261	1.94	1.94	1.90	1.90	2.29	105

10.77	3.56	82,085	1.92	1.92	1.90	1.90	2.22	146

10.78	10.26	104,368	1.92	1.92	1.91	1.91	3.29	156

10.15	(0.88)	103,810	1.91	1.91	1.90	1.90	3.57	99

10.89	2.67	121,179	1.91	1.91	1.90	1.90	3.21	59

ANNUAL REPORT	MARCH 31, 2019	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO High Yield Spectrum Fund
Institutional Class

03/31/2019	$9.78	$0.57	$(0.07)	$0.50	$(0.57)	$0.00	$0.00	$(0.57)

03/31/2018	9.93	0.55	(0.14)	0.41	(0.30)	0.00	(0.26)	(0.56)

03/31/2017	9.22	0.58	0.77	1.35	(0.64)	0.00	0.00	(0.64)

03/31/2016	10.15	0.60	(0.83)	(0.23)	(0.66)	(0.04)	0.00	(0.70)

03/31/2015	11.09	0.66	(0.50)	0.16	(0.66)	(0.44)	0.00	(1.10)
I-2

03/31/2019	9.78	0.56	(0.06)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.54	(0.14)	0.40	(0.29)	0.00	(0.26)	(0.55)

03/31/2017	9.22	0.57	0.77	1.34	(0.63)	0.00	0.00	(0.63)

03/31/2016	10.15	0.59	(0.83)	(0.24)	(0.65)	(0.04)	0.00	(0.69)

03/31/2015	11.09	0.65	(0.50)	0.15	(0.65)	(0.44)	0.00	(1.09)
I-3

04/27/2018 - 03/31/2019	9.81	0.52	(0.10)	0.42	(0.52)	0.00	0.00	(0.52)
Class A

03/31/2019	9.78	0.54	(0.07)	0.47	(0.54)	0.00	0.00	(0.54)

03/31/2018	9.93	0.52	(0.14)	0.38	(0.27)	0.00	(0.26)	(0.53)

03/31/2017	9.22	0.54	0.77	1.31	(0.60)	0.00	0.00	(0.60)

03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)

03/31/2015	11.09	0.63	(0.50)	0.13	(0.63)	(0.44)	0.00	(1.07)
Class C

03/31/2019	9.78	0.47	(0.07)	0.40	(0.47)	0.00	0.00	(0.47)

03/31/2018	9.93	0.44	(0.14)	0.30	(0.19)	0.00	(0.26)	(0.45)

03/31/2017	9.22	0.47	0.77	1.24	(0.53)	0.00	0.00	(0.53)

03/31/2016	10.15	0.50	(0.83)	(0.33)	(0.56)	(0.04)	0.00	(0.60)

03/31/2015	11.09	0.55	(0.50)	0.05	(0.55)	(0.44)	0.00	(0.99)

PIMCO Long-Term Credit Bond Fund
Institutional Class

03/31/2019	$11.83	$0.49	$0.08	$0.57	$(0.49)	$(0.15)	$(0.07)	$(0.71)

03/31/2018	11.63	0.53	0.25	0.78	(0.58)	0.00	0.00	(0.58)

03/31/2017	11.40	0.56	0.32	0.88	(0.60)	0.00	(0.05)	(0.65)

03/31/2016	13.27	0.61	(0.87)	(0.26)	(0.80)	(0.81)	0.00	(1.61)

03/31/2015	12.24	0.63	1.17	1.80	(0.77)	0.00	0.00	(0.77)
I-2

03/31/2019	11.83	0.48	0.08	0.56	(0.48)	(0.15)	(0.07)	(0.70)

03/31/2018	11.63	0.52	0.25	0.77	(0.57)	0.00	0.00	(0.57)

03/31/2017	11.40	0.54	0.33	0.87	(0.59)	0.00	(0.05)	(0.64)

03/31/2016	13.27	0.60	(0.87)	(0.27)	(0.79)	(0.81)	0.00	(1.60)

03/31/2015	12.24	0.62	1.17	1.79	(0.76)	0.00	0.00	(0.76)

PIMCO Low Duration Income Fund
Institutional Class

03/31/2019	$8.56	$0.30	$0.01	$0.31	$(0.29)	$0.00	$0.00	$(0.29)

03/31/2018	8.46	0.27	0.09	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2017	7.67	0.35	0.74	1.09	(0.30)	0.00	0.00	(0.30)

03/31/2016	8.26	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)

03/31/2015	8.85	0.38	(0.54)	(0.16)	(0.43)	0.00	0.00	(0.43)
I-2

03/31/2019	8.56	0.30	0.00	0.30	(0.28)	0.00	0.00	(0.28)

03/31/2018	8.46	0.26	0.09	0.35	(0.25)	0.00	0.00	(0.25)

03/31/2017	7.67	0.32	0.76	1.08	(0.29)	0.00	0.00	(0.29)

03/31/2016	8.26	0.36	(0.56)	(0.20)	(0.39)	0.00	0.00	(0.39)

03/31/2015	8.85	0.38	(0.55)	(0.17)	(0.42)	0.00	0.00	(0.42)
I-3

04/27/2018 - 03/31/2019	8.54	0.29	0.01	0.30	(0.26)	0.00	0.00	(0.26)

18	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.71	5.36%	$603,647	0.63%		0.63%		0.60%		0.60%		5.93%	26%

9.78	4.15	655,038	0.62		0.62		0.60		0.60		5.53	24

9.93	14.98	1,505,442	0.61		0.61		0.60		0.60		5.92	35

9.22	(2.20)	1,673,680	0.61		0.61		0.60		0.60		6.29	30

10.15	1.69	1,890,637	0.61		0.61		0.60		0.60		6.19	34

9.71	5.26	193,934	0.73		0.73		0.70		0.70		5.85	26

9.78	4.05	150,910	0.72		0.72		0.70		0.70		5.45	24

9.93	14.87	142,214	0.71		0.71		0.70		0.70		5.82	35

9.22	(2.29)	128,077	0.71		0.71		0.70		0.70		6.20	30

10.15	1.59	64,836	0.71		0.71		0.70		0.70		6.09	34

9.71	4.45	2,142	0.78	*	0.83	*	0.75	*	0.80	*	5.91 *	26

9.71	5.00	63,446	0.98		0.98		0.95		0.95		5.58	26

9.78	3.79	83,841	0.97		0.97		0.95		0.95		5.21	24

9.93	14.58	43,592	0.96		0.96		0.95		0.95		5.55	35

9.22	(2.54)	18,560	0.96		0.96		0.95		0.95		5.94	30

10.15	1.33	17,739	0.96		0.96		0.95		0.95		5.84	34

9.71	4.22	8,118	1.73		1.73		1.70		1.70		4.83	26

9.78	3.02	10,506	1.72		1.72		1.70		1.70		4.44	24

9.93	13.73	9,777	1.71		1.71		1.70		1.70		4.81	35

9.22	(3.26)	6,123	1.71		1.71		1.70		1.70		5.19	30

10.15	0.58	9,605	1.71		1.71		1.70		1.70		5.10	34

$11.69	5.20%	$3,576,056	0.79%		0.79%		0.55%		0.55%		4.33%	133%

11.83	6.76	3,309,210	0.85		0.85		0.55		0.55		4.43	96

11.63	7.79	2,805,317	0.72		0.72		0.55		0.55		4.70	114

11.40	(1.24)	3,037,689	0.65		0.65		0.55		0.55		5.15	124

13.27	15.04	3,644,226	0.58		0.58		0.55		0.55		4.88	71

11.69	5.10	71,189	0.89		0.89		0.65		0.65		4.23	133

11.83	6.66	54,410	0.95		0.95		0.65		0.65		4.34	96

11.63	7.68	41,527	0.82		0.82		0.65		0.65		4.56	114

11.40	(1.34)	77,072	0.75		0.75		0.65		0.65		5.03	124

13.27	14.93	150,740	0.68		0.68		0.65		0.65		4.80	71

$8.58	3.70%	$1,682,347	0.58%		0.59%		0.50%		0.51%		3.55%	207%

8.56	4.29	705,766	0.50		0.55		0.46		0.51		3.21	128

8.46	14.45	95,776	0.61	(c)	0.62	(c)	0.55	(c)	0.56	(c)	4.23	243

7.67	(2.38)	77,614	0.56		0.56		0.55		0.55		4.52	118

8.26	(1.93)	290,420	0.57		0.57		0.55		0.55		4.30	65

8.58	3.60	1,854,130	0.68		0.69		0.60		0.61		3.49	207

8.56	4.19	509,577	0.60		0.65		0.56		0.61		3.10	128

8.46	14.34	55,138	0.71	(d)	0.72	(d)	0.65	(d)	0.66	(d)	3.85	243

7.67	(2.49)	18,959	0.66		0.66		0.65		0.65		4.41	118

8.26	(2.02)	149,593	0.67		0.67		0.65		0.65		4.38	65

8.58	3.56	39,161	0.73	*	0.79	*	0.65	*	0.71	*	3.69 *	207

ANNUAL REPORT	MARCH 31, 2019	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration Income Fund (Cont.)
Class A

03/31/2019	$8.56	$0.27	$0.01	$0.28	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2018	8.46	0.23	0.09	0.32	(0.22)	0.00	0.00	(0.22)

03/31/2017	7.67	0.31	0.75	1.06	(0.27)	0.00	0.00	(0.27)

03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)

03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
Class C

03/31/2019	8.56	0.24	0.01	0.25	(0.23)	0.00	0.00	(0.23)

03/31/2018	8.46	0.20	0.10	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2017	7.67	0.29	0.75	1.04	(0.25)	0.00	0.00	(0.25)

03/31/2016	8.26	0.31	(0.56)	(0.25)	(0.34)	0.00	0.00	(0.34)

03/31/2015	8.85	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)

PIMCO Senior Floating Rate Fund
Institutional Class

03/31/2019	$9.90	$0.41	$(0.14)	$0.27	$(0.44)	$0.00	$0.00	$(0.44)

03/31/2018	9.94	0.35	0.01	0.36	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	9.65	0.35	0.31	0.66	(0.37)	0.00	0.00	(0.37)

03/31/2016	10.07	0.37	(0.41)	(0.04)	(0.37)	0.00	(0.01)	(0.38)

03/31/2015	10.24	0.37	(0.14)	0.23	(0.38)	(0.02)	0.00	(0.40)
I-2

03/31/2019	9.90	0.42	(0.16)	0.26	(0.43)	0.00	0.00	(0.43)

03/31/2018	9.94	0.34	0.01	0.35	(0.37)	0.00	(0.02)	(0.39)

03/31/2017	9.65	0.34	0.31	0.65	(0.36)	0.00	0.00	(0.36)

03/31/2016	10.07	0.36	(0.40)	(0.04)	(0.37)	0.00	(0.01)	(0.38)

03/31/2015	10.24	0.35	(0.13)	0.22	(0.37)	(0.02)	0.00	(0.39)
Class A

03/31/2019	9.90	0.39	(0.15)	0.24	(0.41)	0.00	0.00	(0.41)

03/31/2018	9.94	0.32	0.01	0.33	(0.35)	0.00	(0.02)	(0.37)

03/31/2017	9.65	0.32	0.31	0.63	(0.34)	0.00	0.00	(0.34)

03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)

03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
Class C

03/31/2019	9.90	0.32	(0.16)	0.16	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.25	0.00	0.25	(0.27)	0.00	(0.02)	(0.29)

03/31/2017	9.65	0.25	0.31	0.56	(0.27)	0.00	0.00	(0.27)

03/31/2016	10.07	0.26	(0.40)	(0.14)	(0.27)	0.00	(0.01)	(0.28)

03/31/2015	10.24	0.26	(0.14)	0.12	(0.27)	(0.02)	0.00	(0.29)

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class

03/31/2019	$10.31	$0.46	$(0.18)	$0.28	$(0.59)	$(0.01)	$(0.01)	$(0.61)

03/31/2018	10.22	0.41	0.43	0.84	(0.72)	(0.03)	0.00	(0.75)

03/31/2017	9.44	0.46	0.94	1.40	(0.62)	0.00	0.00	(0.62)

04/13/2015 - 03/31/2016	10.00	0.40	(0.58)	(0.18)	(0.31)	0.00	(0.07)	(0.38)
I-2

03/31/2019	10.30	0.45	(0.18)	0.27	(0.58)	(0.01)	(0.01)	(0.60)

03/31/2018	10.21	0.40	0.43	0.83	(0.71)	(0.03)	0.00	(0.74)

03/31/2017	9.45	0.42	0.96	1.38	(0.62)	0.00	0.00	(0.62)

04/13/2015 - 03/31/2016	10.00	0.40	(0.57)	(0.17)	(0.31)	0.00	(0.07)	(0.38)
I-3

04/27/2018 - 03/31/2019	10.32	0.43	(0.19)	0.24	(0.59)	(0.01)	(0.01)	(0.61)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.58	3.29%	$1,056,714	0.98%		0.99%		0.90%		0.91%		3.16%		207%

8.56	3.87	533,327	0.90		0.95		0.86		0.91		2.70		128

8.46	14.00	169,743	1.01	(e)	1.02	(e)	0.95	(e)	0.96	(e)	3.77		243

7.67	(2.77)	115,209	0.96	*	0.96		0.95		0.95		4.14		118

8.26	(2.32)	168,542	0.97		0.97		0.95		0.95		4.08		65

8.58	2.98	190,628	1.28		1.29		1.20		1.21		2.85		207

8.56	3.56	101,717	1.20		1.25		1.16		1.21		2.34		128

8.46	13.65	85,943	1.31	(e)	1.32	(e)	1.25	(e)	1.26	(e)	3.53		243

7.67	(3.06)	85,141	1.26		1.26		1.25		1.25		3.84		118

8.26	(2.61)	119,253	1.27		1.27		1.25		1.25		3.77		65

$9.73	2.74%	$171,645	0.75%		0.75%		0.70%		0.70%		4.15%		42%

9.90	3.66	1,269,665	0.72		0.72		0.70		0.70		3.55		34

9.94	6.96	1,148,303	0.74		0.74		0.70		0.70		3.53		19

9.65	(0.34)	789,164	0.72		0.72		0.70		0.70		3.71		31

10.07	2.27	2,340,115	0.71		0.71		0.70		0.70		3.62		33

9.73	2.64	38,809	0.85		0.85		0.80		0.80		4.25		42

9.90	3.56	22,172	0.82		0.82		0.80		0.80		3.47		34

9.94	6.85	13,970	0.84		0.84		0.80		0.80		3.44		19

9.65	(0.44)	12,493	0.82		0.82		0.80		0.80		3.61		31

10.07	2.17	22,696	0.81		0.81		0.80		0.80		3.47		33

9.73	2.44	89,364	1.05		1.05		1.00		1.00		4.02		42

9.90	3.35	94,579	1.02		1.02		1.00		1.00		3.24		34

9.94	6.63	87,065	1.04		1.04		1.00		1.00		3.24		19

9.65	(0.63)	64,230	1.02		1.02		1.00		1.00		3.42		31

10.07	1.97	95,000	1.01		1.01		1.00		1.00		3.28		33

9.73	1.68	46,421	1.80		1.80		1.75		1.75		3.27		42

9.90	2.58	44,916	1.77		1.77		1.75		1.75		2.48		34

9.94	5.84	55,559	1.79		1.79		1.75		1.75		2.49		19

9.65	(1.38)	53,921	1.77		1.77		1.75		1.75		2.67		31

10.07	1.21	76,405	1.76		1.76		1.75		1.75		2.53		33

$9.98	2.83%	$259,798	0.82%		0.91%		0.81%		0.90%		4.58%		57%

10.31	8.28	119,949	0.80		0.87		0.80		0.87		3.94		151

10.22	15.22	60,707	0.80		0.87		0.80		0.87		4.62		123

9.44	(1.82)	27,417	0.79	*	1.14	*	0.79	*	1.14	*	4.21	*	209

9.97	2.76	130,385	0.92		1.01		0.91		1.00		4.51		57

10.30	8.27	36,539	0.90		0.97		0.90		0.97		3.82		151

10.21	14.92	6,002	0.90		0.97		0.90		0.97		4.19		123

9.45	(1.77)	361	0.89	*	1.24	*	0.89	*	1.24	*	4.22	*	209

9.95	2.49	11,782	0.97	*	1.11	*	0.96	*	1.10	*	4.79	*	57

ANNUAL REPORT	MARCH 31, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Preferred and Capital Securities Fund (Consolidated) (Cont.)
Class A

03/31/2019	$10.29	$0.43	$(0.19)	$0.24	$(0.56)	$(0.01)	$(0.01)	$(0.58)

03/31/2018	10.22	0.38	0.42	0.80	(0.70)	(0.03)	0.00	(0.73)

03/31/2017	9.43	0.42	0.95	1.37	(0.58)	0.00	0.00	(0.58)

04/13/2015 - 03/31/2016	10.00	0.37	(0.58)	(0.21)	(0.29)	0.00	(0.07)	(0.36)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(d)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(e)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.95	2.50%	$119,215	1.17%		1.26%		1.16%		1.25%		4.29%		57%

10.29	7.88	35,464	1.15		1.22		1.15		1.22		3.63		151

10.22	14.79	1,954	1.15		1.22		1.15		1.22		4.22		123

9.43	(2.10)	2,375	1.14	*	1.49	*	1.14	*	1.49	*	3.97	*	209

ANNUAL REPORT	MARCH 31, 2019	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Assets:

Investments, at value
Investments in securities*	$318,777	$3,220,377	$722,166	$4,047,812	$5,501,462	$329,467
Investments in Affiliates	53,310	195,162	136,630	267	267,381	24,177
Financial Derivative Instruments
Exchange-traded or centrally cleared	297	2,543	106	3,655	2,646	25
Over the counter	1,733	12,538	2,110	19,099	30,571	743
Cash	4	119	2,310	1	390	1,577
Deposits with counterparty	893	5,263	2,120	5,499	9,251	849
Foreign currency, at value	594	4,414	60	7,096	6,199	13
Receivable for investments sold	5,177	6,841	0	11,351	9,514	10,430
Receivable for TBA investments sold	0	260,755	0	283,430	768,947	0
Receivable for Fund shares sold	4,341	14,943	188	2,693	39,154	180
Interest and/or dividends receivable	2,867	28,281	13,257	39,533	33,682	1,012
Dividends receivable from Affiliates	167	437	265	82	558	61
Prepaid expenses	0	0	14	0	0	25
Other assets	0	0	0	2	0	0
Total Assets	388,160	3,751,673	879,226	4,420,520	6,669,755	368,559

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,499	$1,937	$0	$13,910	$0	$0
Payable for sale-buyback transactions	0	0	0	34,695	0	0
Payable for short sales	3,220	0	0	0	72,966	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	345	1,225	0	1,543	2,653	0
Over the counter	1,297	5,624	526	8,401	8,460	11
Payable for investments purchased	11,319	27,908	4,585	82,117	93,183	10,753
Payable for investments in Affiliates purchased	167	437	265	82	558	61
Payable for TBA investments purchased	0	414,070	0	577,738	1,601,892	0
Payable for unfunded loan commitments	2,533	3,750	0	2,800	13,636	4,161
Deposits from counterparty	892	8,869	1,153	22,304	32,519	551
Payable for Fund shares redeemed	334	3,520	749	27,590	15,771	6,347
Distributions payable	0	312	166	420	2,482	119
Accrued investment advisory fees	189	1,230	217	908	1,202	122
Accrued supervisory and administrative fees	103	874	239	763	1,121	101
Accrued distribution fees	4	79	5	0	49	30
Accrued servicing fees	6	66	15	0	262	29
Accrued reimbursement to PIMCO	0	0	0	0	14	0
Other liabilities	0	26	19	4	7	35
Total Liabilities	21,908	469,927	7,939	773,275	1,846,775	22,320

Net Assets	$366,252	$3,281,746	$871,287	$3,647,245	$4,822,980	$346,239

Net Assets Consist of:

Paid in capital	$416,310	$3,299,802	$928,955	$3,591,845	$5,000,883	$418,519
Distributable earnings (accumulated loss)	(50,058)	(18,056)	(57,668)	55,400	(177,903)	(72,280)

Net Assets	$366,252	$3,281,746	$871,287	$3,647,245	$4,822,980	$346,239

Cost of investments in securities	$312,818	$3,231,598	$741,953	$3,961,031	$5,519,702	$334,521
Cost of investments in Affiliates	$53,279	$195,281	$136,572	$267	$267,309	$24,164
Cost of foreign currency held	$547	$4,242	$60	$7,214	$6,418	$13
Proceeds received on short sales	$2,906	$0	$0	$0	$72,349	$0
Cost or premiums of financial derivative instruments, net	$(806)	$19,161	$1,318	$26,746	$642	$808

* Includes repurchase agreements of:	$3,640	$728	$2,213	$6,118	$2,109	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Net Assets:

Institutional Class	$289,576	$2,627,609	$603,647	$3,576,056	$1,682,347	$171,645
I-2	47,743	169,410	193,934	71,189	1,854,130	38,809
I-3	N/A	3,619	2,142	N/A	39,161	N/A
Administrative Class	N/A	155,936	N/A	N/A	N/A	N/A
Class A	23,099	251,911	63,446	N/A	1,056,714	89,364
Class C	5,834	73,261	8,118	N/A	190,628	46,421

Shares Issued and Outstanding:

Institutional Class	29,267	241,898	62,157	305,797	196,136	17,637
I-2	4,843	15,596	19,970	6,088	216,166	3,988
I-3	N/A	333	221	N/A	4,566	N/A
Administrative Class	N/A	14,355	N/A	N/A	N/A	N/A
Class A	2,330	23,191	6,533	N/A	123,198	9,183
Class C	597	6,744	836	N/A	22,225	4,770

Net Asset Value Per Share Outstanding:

Institutional Class	$9.90	$10.86	$9.71	$11.69	$8.58	$9.73
I-2	9.86	10.86	9.71	11.69	8.58	9.73
I-3	N/A	10.86	9.71	N/A	8.58	N/A
Administrative Class	N/A	10.86	N/A	N/A	N/A	N/A
Class A	9.91	10.86	9.71	N/A	8.58	9.73
Class C	9.78	10.86	9.71	N/A	8.58	9.73

ANNUAL REPORT	MARCH 31, 2019	25

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Preferred and Capital Securities Fund

Assets:

Investments, at value
Investments in securities*	$518,103
Investments in Affiliates	150
Financial Derivative Instruments
Exchange-traded or centrally cleared	11
Over the counter	3,770
Cash	967
Deposits with counterparty	627
Foreign currency, at value	366
Receivable for investments sold	394
Receivable for Fund shares sold	2,206
Interest and/or dividends receivable	5,820
Reimbursement receivable from PIMCO	37
Total Assets	532,451

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$3
Over the counter	1,532
Payable for investments purchased	7,200
Deposits from counterparty	1,912
Payable for Fund shares redeemed	192
Accrued investment advisory fees	213
Accrued supervisory and administrative fees	182
Accrued servicing fees	27
Other liabilities	10
Total Liabilities	11,271

Net Assets	$521,180

Net Assets Consist of:

Paid in capital	$527,970
Distributable earnings (accumulated loss)	(6,790)

Net Assets	$521,180

Cost of investments in securities	$519,648
Cost of investments in Affiliates	$150
Cost of foreign currency held	$388
Cost or premiums of financial derivative instruments, net	$(487)

* Includes repurchase agreements of:	$47,829

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

PIMCO Preferred and Capital Securities Fund

Net Assets:

Institutional Class	$259,798
I-2	130,385
I-3	11,782
Class A	119,215

Shares Issued and Outstanding:

Institutional Class	26,034
I-2	13,084
I-3	1,184
Class A	11,982

Net Asset Value Per Share Outstanding:

Institutional Class	$9.98
I-2	9.97
I-3	9.95
Class A	9.95

ANNUAL REPORT	MARCH 31, 2019	27

Statements of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Investment Income:

Interest, net of foreign taxes*	$20,905	$123,580	$55,255	$167,840	$137,922	$37,743
Dividends	17	119	4	1,113	70	0
Dividends from Investments in Affiliates	1,742	7,589	1,903	1,290	5,994	1,509
Total Income	22,664	131,288	57,162	170,243	143,986	39,252

Expenses:

Investment advisory fees	2,458	13,911	2,628	9,977	10,404	3,187
Supervisory and administrative fees	1,337	9,880	2,878	8,376	9,599	2,503
Distribution and/or servicing fees - Administrative Class	0	118	0	0	0	0
Distribution fees - Class C	50	558	69	0	453	390
Servicing fees - Class A	71	575	172	0	1,915	244
Servicing fees - Class C	17	186	23	0	377	130
Trustee fees	2	18	5	19	18	6
Interest expense	117	1,239	289	7,820	2,898	364
Miscellaneous expense	10	54	8	42	176	2
Total Expenses	4,062	26,539	6,072	26,234	25,840	6,826
Waiver and/or Reimbursement by PIMCO	0	(0)	(0)	0	(437)	0
Net Expenses	4,062	26,539	6,072	26,234	25,403	6,826

Net Investment Income (Loss)	18,602	104,749	51,090	144,009	118,583	32,426

Net Realized Gain (Loss):

Investments in securities	(9,132)	(26,720)	(4,793)	(64,648)	(23,834)	(6,243)
Investments in Affiliates	10	67	13	81	138	49
Net capital gain distributions received from Affiliate investments	0	35	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	(832)	36,846	241	11,681	10,864	2,788
Over the counter financial derivative instruments	2,021	48,493	8,567	18,294	61,068	3,046
Short sales	1	24	0	1	(1,101)	5
Foreign currency	(113)	(3,975)	(853)	(1,938)	(4,573)	(137)

Net Realized Gain (Loss)	(8,045)	54,770	3,175	(36,529)	42,562	(492)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	2,238	(17,964)	(11,781)	53,546	(594)	(8,450)
Investments in Affiliates	29	(79)	61	0	68	3
Exchange-traded or centrally cleared financial derivative instruments	(3,245)	18,425	672	10,202	(35,156)	(221)
Over the counter financial derivative instruments	43	8,801	1,479	12,911	21,655	1,026
Short sales	(276)	0	0	0	2	0
Foreign currency assets and liabilities	(156)	(162)	(46)	(200)	416	(19)

Net Change in Unrealized Appreciation (Depreciation)	(1,367)	9,021	(9,615)	76,459	(13,609)	(7,661)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,190	$168,540	$44,650	$183,939	$147,536	$24,273

* Foreign tax withholdings	$0	$19	$0	$0	$3	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Preferred and Capital Securities Fund

Investment Income:

Interest, net of foreign taxes*	$17,463
Dividends	1,007
Dividends from Investments in Affiliates	4
Total Income	18,474

Expenses:

Investment advisory fees	1,726
Supervisory and administrative fees	1,458
Servicing fees - Class A	195
Trustee fees	2
Interest expense	17
Miscellaneous expense	37
Total Expenses	3,435
Waiver and/or Reimbursement by PIMCO	(324)
Net Expenses	3,111

Net Investment Income (Loss)	15,363

Net Realized Gain (Loss):

Investments in securities	(3,260)
Exchange-traded or centrally cleared financial derivative instruments	(408)
Over the counter financial derivative instruments	6,200
Short sales	3
Foreign currency	(732)

Net Realized Gain (Loss)	1,803

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(4,488)
Exchange-traded or centrally cleared financial derivative instruments	(83)
Over the counter financial derivative instruments	2,585
Foreign currency assets and liabilities	(68)

Net Change in Unrealized Appreciation (Depreciation)	(2,054)

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,112

* Foreign tax withholdings	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	29

Statements of Changes in Net Assets

	PIMCO Credit Opportunities Bond Fund			PIMCO Diversified Income Fund			PIMCO High Yield Spectrum Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$18,602	$16,091		$104,749	$95,370		$51,090	$60,405
Net realized gain (loss)	(8,045)	1,399		54,770	11,931		3,175	(361)
Net change in unrealized appreciation (depreciation)	(1,367)	578		9,021	21,837		(9,615)	(5,483)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,190	18,068		168,540	129,138		44,650	54,561

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(14,196)	(13,727)		(116,500)	(113,330)		(37,283)	(25,285)
I-2	(2,471)	(2,034)		(6,502)	(5,261)		(10,079)	(4,134)
I-3	0	0		(35)	0		(28)	0
Administrative Class	0	0		(2,135)	(523)		0	0
Class D	0	(451	)(a)	0	(2,699	)(a)	0	(1,802	)(a)
Class A	(1,120)	(577)		(9,396)	(8,102)		(3,856)	(1,115)
Class C	(214)	(211)		(2,485)	(3,060)		(447)	(204)

Tax basis return of capital
Institutional Class	0	0		0	(2,566)		0	(21,900)
I-2	0	0		0	(121)		0	(3,680)
I-3	0	0		0	0		0	0
Administrative Class	0	0		0	(13)		0	0
Class D	0	0	(a)	0	(67	)(a)	0	(1,768	)(a)
Class A	0	0		0	(202)		0	(1,077)
Class C	0	0		0	(93)		0	(277)

Total Distributions(b)	(18,001)	(17,000)		(137,053)	(136,037)		(51,693)	(61,242)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(74,104)	49,668		208,898	241,174		(21,965)	(861,005)
Fund Redemption Fee	0	0		0	0		0	0

Total Increase (Decrease) in Net Assets	(82,915)	50,736		240,385	234,275		(29,008)	(867,686)

Net Assets:

Beginning of year	449,167	398,431		3,041,361	2,807,086		900,295	1,767,981
End of year	$366,252	$449,167		$3,281,746	$3,041,361		$871,287	$900,295

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Long-Term Credit Bond Fund		PIMCO Low Duration Income Fund			PIMCO Senior Floating Rate Fund

Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

$144,009	$133,084	$118,583	$29,473		$32,426	$56,248
(36,529)	59,376	42,562	(5,018)		(492)	6,207
76,459	(12,152)	(13,609)	11,488		(7,661)	(6,226)

183,939	180,308	147,536	35,943		24,273	56,229

(185,736)	(143,963)	(44,480)	(9,447)		(26,532)	(55,828)
(3,433)	(2,395)	(42,868)	(7,434)		(1,666)	(584)
0	0	(543)	0		0	0
0	0	0	0		0	0
0	0	0	(1,336	)(a)	0	(428	)(a)
0	0	(23,595)	(8,297)		(4,054)	(3,071)
0	0	(4,186)	(1,961)		(1,769)	(1,355)

(21,164)	0	0	0		0	(2,265)
(400)	0	0	0		0	(24)
0	0	0	0		0	0
0	0	0	0		0	0
0	0	0	0	(a)	0	(19	)(a)
0	0	0	0		0	(135)
0	0	0	0		0	(76)

(210,733)	(146,358)	(115,672)	(28,475)		(34,021)	(63,785)

310,419	482,826	2,940,729	1,396,394		(1,075,411)	120,407
0	0	0	0		66	52

283,625	516,776	2,972,593	1,403,862		(1,085,093)	112,903

3,363,620	2,846,844	1,850,387	446,525		1,431,332	1,318,429
$3,647,245	$3,363,620	$4,822,980	$1,850,387		$346,239	$1,431,332

ANNUAL REPORT	MARCH 31, 2019	31

Consolidated Statements of Changes in Net Assets

	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$15,363	$5,591
Net realized gain (loss)	1,803	2,465
Net change in unrealized appreciation (depreciation)	(2,054)	1,562

Net Increase (Decrease) in Net Assets Resulting from Operations	15,112	9,618

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(10,570)	(7,045)
I-2	(5,671)	(1,402)
I-3	(226)	0
Class D	0	(1,726	)(a)
Class A	(5,059)	(586)
Class C	0	(100	)(b)

Tax basis return of capital
Institutional Class	(176)	0
I-2	(89)	0
I-3	(8)	0
Class D	0	0	(a)
Class A	(81)	0
Class C	0	0	(b)

Total Distributions(c)	(21,880)	(10,859)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	335,996	118,318

Total Increase (Decrease) in Net Assets	329,228	117,077

Net Assets:

Beginning of year	191,952	74,875
End of year	$521,180	$191,952

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)	Class C Shares liquidated at the close of business on January 31, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Credit Opportunities Bond Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.4%

Altice Financing S.A.
5.241% (LIBOR03M + 2.750%) due 01/31/2026 ~		$3,456	$3,314

Altra Industrial Motion Corp.
4.499% (LIBOR03M + 2.000%) due 10/01/2025 ~		195	192

Ancestry.com Operations, Inc.
5.750% (LIBOR03M + 3.250%) due 10/19/2023 ~		2,600	2,587

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(h)		1,421	1,438

Brookfield Retail Holdings
4.996% due 08/27/2025		1,791	1,730

Caesars Entertainment Operating Co.
4.499% (LIBOR03M + 2.000%) due 10/06/2024 ~		1,580	1,545

Centurion Pipeline Co. LLC
5.851% (LIBOR03M + 3.250%) due 09/29/2025 ~		1,097	1,096

Chobani LLC
5.999% (LIBOR03M + 3.500%) due 10/10/2023 ~		1,687	1,616

Citadel Securities LP
5.999% (LIBOR03M + 3.500%) due 02/22/2026 «~		200	200

CityCenter Holdings LLC
4.749% (LIBOR03M + 2.250%) due 04/18/2024 ~		2,793	2,742

CommScope, Inc.
TBD% due 02/06/2026		2,600	2,606

CPG International, Inc.
6.633% (LIBOR03M + 3.750%) due 05/05/2024 «~		1,697	1,684

Dell International LLC
4.500% (LIBOR03M + 2.000%) due 09/07/2023 ~		1,300	1,287

Diamond Resorts Corp.
6.249% (LIBOR03M + 3.750%) due 09/02/2023 «~		992	940

Envision Healthcare Corp.
6.249% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,297	1,215

Freedom Mortgage Corp.
7.249% (LIBOR03M + 4.750%) due 02/23/2022 «~		855	857

Genworth Holdings, Inc.
6.982% due 03/07/2023 «		1,205	1,210

Intelsat Jackson Holdings S.A.
6.240% (LIBOR03M + 3.750%) due 11/27/2023 ~		4,200	4,129

MGM Resorts International
4.749% (LIBOR03M + 2.250%) due 12/21/2023 ~		800	797

NCI Building Systems, Inc.
6.547% (LIBOR03M + 3.750%) due 04/12/2025 «~		4,979	4,755

Numericable Group S.A.
6.171% (LIBOR03M + 3.688%) due 01/31/2026 ~		2,074	1,962

Ortho-Clinical Diagnostics S.A.
5.749% (LIBOR03M + 3.250%) due 06/30/2025 ~		4,276	4,125

Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ		2,533	2,538

RegionalCare Hospital Partners Holdings, Inc.
6.982% (LIBOR03M + 4.500%) due 11/16/2025 ~		1,297	1,286

Sprint Communications, Inc.
5.500% due 02/02/2024		1,197	1,181

Starfruit Finco BV
3.750% (EUR003M + 3.750%) due 10/01/2025 ~	EUR	200	224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.740% (LIBOR03M + 3.250%) due 10/01/2025 ~		$300	$296

Syniverse Holdings, Inc.
7.484% due 03/09/2023		299	277

Univision Communications, Inc.
5.249% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,900	1,795

USI, Inc.
5.601% due 05/16/2024		2,593	2,522

VFH Parent LLC
6.126% (LIBOR03M + 3.500%) due 01/30/2026 ~		2,500	2,508

XPO Logistics, Inc.
4.499% (LIBOR03M + 2.000%) due 02/24/2025 ~		700	688
4.982% (LIBOR03M + 2.500%) due 02/24/2025 ~		1,100	1,094

Total Loan Participations and Assignments (Cost $56,773)			56,436

CORPORATE BONDS & NOTES 48.7%

BANKING & FINANCE 18.4%

Bank of America Corp.
5.875% due 03/15/2028 •(f)		1,900	1,931

Barclays Bank PLC
7.625% due 11/21/2022 (g)		2,100	2,285

Blackstone CQP Holdco LP
6.500% due 03/20/2021		3,723	3,723

Cantor Fitzgerald LP
6.500% due 06/17/2022		1,700	1,823

China Evergrande Group
6.250% due 06/28/2021		2,100	2,007

Country Garden Holdings Co. Ltd.
7.500% due 03/09/2020		4,000	4,084

Credit Suisse Group AG
7.500% due 07/17/2023 •(f)(g)		1,400	1,441

Deutsche Bank AG
4.250% due 10/14/2021		300	302

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	194	208

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		$1,000	1,041

Ford Motor Credit Co. LLC
3.219% due 01/09/2022		2,000	1,945
5.584% due 03/18/2024		1,300	1,319

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		300	297
6.750% due 03/15/2022		2,075	2,116

Freedom Mortgage Corp.
8.125% due 11/15/2024		1,395	1,245
10.750% due 04/01/2024		1,200	1,176

Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		4,650	4,802

iStar, Inc.
5.250% due 09/15/2022		2,510	2,479

Jefferies Finance LLC
7.250% due 08/15/2024		700	693
7.375% due 04/01/2020		3,040	3,048
7.500% due 04/15/2021		1,250	1,275

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		2,525	2,522

Navient Corp.
4.875% due 06/17/2019		828	830
6.625% due 07/26/2021		3,425	3,588
8.000% due 03/25/2020		600	625

Oxford Finance LLC
6.375% due 12/15/2022		875	901

Pinnacol Assurance
8.625% due 06/25/2034 «(h)		3,000	2,935

Quicken Loans, Inc.
5.250% due 01/15/2028		2,750	2,585
5.750% due 05/01/2025		500	504

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Springleaf Finance Corp.
6.000% due 06/01/2020	$1,500	$1,549
8.250% due 12/15/2020	1,000	1,076

Stearns Holdings LLC
9.375% due 08/15/2020	4,185	3,934

Sunac China Holdings Ltd.
8.625% due 07/27/2020	2,300	2,365

Vanke Real Estate Hong Kong Co. Ltd.
4.201% (US0003M + 1.550%) due 05/25/2023 ~	1,900	1,901

VICI Properties LLC
8.000% due 10/15/2023	90	99

Washington Prime Group LP
5.950% due 08/15/2024	2,975	2,792

		67,446

INDUSTRIALS 23.6%

Altice France S.A.
7.375% due 05/01/2026	450	442
8.125% due 02/01/2027	1,200	1,215

Altice Luxembourg S.A.
7.750% due 05/15/2022	900	902

Bausch Health Cos., Inc.
5.750% due 08/15/2027	100	103

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	4,800	4,578

Community Health Systems, Inc.
5.125% due 08/01/2021	1,325	1,309
6.250% due 03/31/2023	500	471
8.000% due 03/15/2026	1,200	1,151
8.625% due 01/15/2024	1,100	1,104

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(a)(b)	1,243	466
9.500% due 11/09/2024 ^(a)(b)(k)	377	141

CSC Holdings LLC
6.500% due 02/01/2029	1,100	1,173

CSN Resources S.A.
6.500% due 07/21/2020 (j)	1,550	1,554
7.625% due 02/13/2023	700	705

Dell International LLC
6.020% due 06/15/2026	2,450	2,637

Diamond Resorts International, Inc.
7.750% due 09/01/2023	3,475	3,488

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	925	937

Eldorado Intl. Finance GmbH
8.625% due 06/16/2021	1,200	1,256

Health and Happiness International Holdings Ltd.
7.250% due 06/21/2021	1,786	1,826

Jeld-Wen, Inc.
4.625% due 12/15/2025	3,675	3,500
4.875% due 12/15/2027	3,247	3,068

Kinetic Concepts, Inc.
12.500% due 11/01/2021	2,100	2,279

Masonite International Corp.
5.750% due 09/15/2026	4,100	4,202

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	760	755

Metinvest BV
7.750% due 04/23/2023	1,600	1,570

MGM Resorts International
5.750% due 06/15/2025	2,000	2,083

Micron Technology, Inc.
4.640% due 02/06/2024	100	103

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	1,400	1,397
5.500% due 02/15/2024	1,125	1,170

RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023	1,025	1,091

Sands China Ltd.
5.125% due 08/08/2025	5,900	6,160

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Industries, Inc.
4.750% due 01/15/2028		$4,500	$4,309

Studio City Co. Ltd.
7.250% due 11/30/2021		1,400	1,452

Studio City Finance Ltd.
7.250% due 02/11/2024		1,700	1,784

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		125	123

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		600	588

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		1,400	1,336
2.800% due 07/21/2023		1,400	1,250
3.250% due 04/15/2022	EUR	600	690

TopBuild Corp.
5.625% due 05/01/2026		$4,600	4,554

Transocean Guardian Ltd.
5.875% due 01/15/2024		3,213	3,277

Transocean Pontus Ltd.
6.125% due 08/01/2025		945	962

Triumph Group, Inc.
4.875% due 04/01/2021		2,900	2,842
5.250% due 06/01/2022		300	290

Univision Communications, Inc.
5.125% due 02/15/2025		3,325	3,113

Virgin Media Receivables Financing Notes DAC
5.500% due 09/15/2024	GBP	3,900	5,123

Wynn Macau Ltd.
5.500% due 10/01/2027		$1,880	1,805

			86,334

UTILITIES 6.7%

Antero Midstream Partners LP
5.375% due 09/15/2024		4,250	4,304

Blue Racer Midstream LLC
6.625% due 07/15/2026		3,250	3,331

Gazprom OAO Via Gaz Capital S.A.
5.150% due 02/11/2026		2,000	2,036

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022		2,800	2,820

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		4,073	3,901

Rio Oil Finance Trust
8.200% due 04/06/2028		800	868
9.250% due 07/06/2024		1,174	1,283

Sprint Capital Corp.
6.900% due 05/01/2019		1,800	1,809

Sprint Corp.
7.250% due 09/15/2021		3,272	3,444

Transocean Proteus Ltd.
6.250% due 12/01/2024		880	907

			24,703

Total Corporate Bonds & Notes (Cost $176,967)			178,483

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Caesars Entertainment Corp.
5.000% due 10/01/2024		258	368

Total Convertible Bonds & Notes (Cost $482)			368

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028		235	235

Total Municipal Bonds & Notes (Cost $219)			235

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.1%

Freddie Mac
7.957% due 11/25/2055 «~	$386	$233

Total U.S. Government Agencies (Cost $243)		233

U.S. TREASURY OBLIGATIONS 8.7%

U.S. Treasury Bonds
3.000% due 02/15/2049	1,700	1,765

U.S. Treasury Notes
1.750% due 06/30/2022 (k)(m)	7,500	7,391
2.375% due 02/29/2024	9,500	9,568
2.500% due 01/31/2024	7,800	7,896
2.625% due 02/15/2029	4,400	4,486
2.875% due 08/15/2028	774	805

Total U.S. Treasury Obligations (Cost $31,656)		31,911

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%

American Home Mortgage Investment Trust
4.435% due 11/25/2045 ^•	60	45

Banc of America Alternative Loan Trust
11.472% due 09/25/2035 ^•	791	935

Banc of America Funding Trust
4.287% due 09/20/2047 ^~	606	534
7.000% due 10/25/2037 ^	242	196

BCAP LLC Trust
2.706% due 05/25/2047 ^•	285	267
2.990% due 05/26/2035 •	19	19

Bear Stearns ALT-A Trust
3.762% due 04/25/2037 ~	524	423

Bear Stearns Asset-Backed Securities Trust
2.836% due 12/25/2035 ^•	446	276

Chase Mortgage Finance Trust
4.273% due 09/25/2036 ^~	146	140

Citigroup Mortgage Loan Trust
6.000% due 11/25/2036	72	74

Countrywide Alternative Loan Trust
2.676% due 07/25/2046 ^•	222	196
2.676% due 09/25/2046 ^•	631	585
2.678% due 09/20/2046 •	326	278
2.786% due 06/25/2035 ^•	565	448
2.796% due 11/25/2035 •	190	186
2.886% due 04/25/2035 ^•	487	423
3.786% due 10/25/2035 ^•	286	250
5.750% due 07/25/2035 ^	160	141
6.000% due 08/25/2036 ^•	371	321
6.000% due 05/25/2037 ^	923	673

Countrywide Home Loan Mortgage Pass-Through Trust
3.984% due 09/25/2037 ^~	702	680
5.750% due 07/25/2037 ^	181	153
6.000% due 10/25/2034	12	13

Credit Suisse Mortgage Capital Certificates
3.825% due 12/29/2037 ~	6,850	5,712

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	893	732

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.586% due 08/25/2037 ^•	878	726
2.636% due 02/25/2047 •	2,897	2,234

First Horizon Alternative Mortgage Securities Trust
3.929% due 08/25/2035 ^~	178	160
6.000% due 05/25/2036 ^	11	8

Impac Secured Assets Trust
2.636% due 11/25/2036 •	1,039	971

IndyMac Mortgage Loan Trust
2.736% due 02/25/2037 •	422	329
3.841% due 11/25/2035 ^~	464	432
3.885% due 05/25/2037 ^~	199	173
6.250% due 11/25/2037 ^	344	263

JPMorgan Alternative Loan Trust
4.060% due 11/25/2036 ^~	286	286

MASTR Adjustable Rate Mortgages Trust
5.002% due 11/25/2034 ~	323	324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Alternative Note Asset Trust
2.596% due 03/25/2037 •	$2,311	$976

Morgan Stanley Mortgage Loan Trust
3.691% due 11/25/2037 ~	470	400

Residential Accredit Loans, Inc. Trust
2.836% due 08/25/2035 ^•	885	755
4.422% due 07/25/2035 ~	50	47
5.157% due 09/25/2035 ^~	30	27
5.327% due 12/26/2034 ^~	399	292

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	32	30

Structured Asset Securities Corp. Trust
2.836% due 02/25/2035 •	140	137

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 07/25/2047 ^•	104	86
3.703% due 12/25/2036 ^~	209	199

Total Non-Agency Mortgage-Backed Securities (Cost $19,953)		22,555

ASSET-BACKED SECURITIES 6.5%

ACE Securities Corp. Home Equity Loan Trust
3.036% due 12/25/2045 ^•	921	659

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.716% due 01/25/2036 •	594	555

Asset-Backed Funding Certificates Trust
3.486% due 06/25/2037 •	448	383
3.536% due 03/25/2034 ^•	1,008	940

Bear Stearns Asset-Backed Securities Trust
2.826% due 05/25/2036 ^•	1,204	1,487
4.286% due 07/25/2034 •	613	607

Citigroup Mortgage Loan Trust
2.646% due 12/25/2036 •	1,385	925

Countrywide Asset-Backed Certificates, Inc.
4.886% due 01/25/2034 ^•	434	359

Credit-Based Asset Servicing & Securitization LLC
3.056% due 07/25/2036 •	434	433

GSAMP Trust
2.606% due 12/25/2036 •	549	317
2.716% due 12/25/2046 •	497	317

HSI Asset Securitization Corp. Trust
2.876% due 11/25/2035 •	1,600	1,558

Long Beach Mortgage Loan Trust
5.261% due 07/25/2033 •	417	415

MASTR Asset-Backed Securities Trust
2.596% due 08/25/2036 •	637	343
2.636% due 08/25/2036 •	1,443	781

Morgan Stanley ABS Capital, Inc. Trust
2.616% due 01/25/2037 •	4,308	2,178
2.636% due 06/25/2036 •	244	199
2.636% due 10/25/2036 •	2,210	1,390
2.636% due 12/25/2036 •	127	77
2.716% due 09/25/2036 •	914	529

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^Ø	1,356	748

New Century Home Equity Loan Trust
5.486% due 01/25/2033 ^•	123	113

People’s Financial Realty Mortgage Securities Trust
2.626% due 09/25/2036 •	4,106	1,577

Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^Ø	2,099	946

Residential Asset Mortgage Products Trust
2.946% due 12/25/2035 •	1,503	1,272

Residential Asset Securities Corp. Trust
3.366% due 08/25/2034 •	367	339

Securitized Asset-Backed Receivables LLC Trust
2.736% due 03/25/2036 •	1,575	1,144
2.736% due 05/25/2036 •	1,037	667

SG Mortgage Securities Trust
2.666% due 02/25/2036 •	1,317	848

Structured Asset Investment Loan Trust
3.611% due 01/25/2035 •	1,024	857
3.866% due 04/25/2033 •	35	35

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.061% due 01/25/2035 •	$1,102	$581
4.211% due 01/25/2035 ^•	863	78

Total Asset-Backed Securities (Cost $21,253)		23,657

	SHARES
COMMON STOCKS 0.2%

CONSUMER DISCRETIONARY 0.2%

Caesars Entertainment Corp. (c)(k)	72,055	626

Total Common Stocks (Cost $912)		626

WARRANTS 0.0%

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024	34,977	77

Total Warrants (Cost $92)		77

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (i) 1.0%
			$3,640

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
44.718% due 04/12/2019 - 05/10/2019 (d)(e)	ARS	21,412	556

Total Short-Term Instruments (Cost $4,268)			4,196

Total Investments in Securities (Cost $312,818)			318,777

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.5%

SHORT-TERM INSTRUMENTS 14.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.5%

PIMCO Short-Term Floating NAV Portfolio III	5,390,858	$53,310

Total Short-Term Instruments (Cost $53,279)		53,310

Total Investments in Affiliates (Cost $53,279)		53,310

Total Investments 101.6% (Cost $366,097)		$372,087

Financial Derivative Instruments (l)(n) 0.1% (Cost or Premiums, net $(806))		388

Other Assets and Liabilities, net (1.7)%		(6,223)

Net Assets 100.0%		$366,252

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$1,421	$1,438	0.39%
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	3,000	2,935	0.80

				$4,421	$4,373	1.19%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$461	U.S. Treasury Notes 1.125% due 06/30/2021	$(475)	$461	$461
SBI	1.950	03/27/2019	04/10/2019	1,022	Kroger Co. 4.650% due 01/15/2048	(1,034)	1,022	1,022
	2.100	03/27/2019	04/10/2019	2,157	Target Corp. 3.900% due 11/15/2047	(1,108)	2,157	2,158
					Walmart, Inc. 4.050% due 06/29/2048	(1,078)

Total Repurchase Agreements						$(3,695)	$3,640	$3,641

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	0.500%	02/20/2019	TBD	(3)	$(1,498)	$(1,499)

Total Reverse Repurchase Agreements						$(1,499)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Corporate Bonds & Notes (0.9)%
Industrials (0.9)%
Kroger Co.	4.650%	01/15/2048	$1,100	$(980)	$(1,034)
Target Corp.	3.900	11/15/2047	1,100	(974)	(1,108)
Walmart, Inc.	4.050	06/29/2048	1,000	(952)	(1,078)

Total Short Sales (0.9)%				$(2,906)	$(3,220)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BRC	$0	$(1,499)	$0	$0	$(1,499)	$1,504	$5
FICC	461	0	0	0	461	(475)	(14)
SBI	3,180	0	0	0	3,180	(3,220)	(40)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(1,034)	(1,034)	0	(1,034)
FOB	0	0	0	(1,078)	(1,078)	0	(1,078)
SAL	0	0	0	(1,108)	(1,108)	0	(1,108)

Total Borrowings and Other Financing Transactions	$3,641	$(1,499)	$0	$(3,220)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,499)	$(1,499)

Total Borrowings	$0	$0	$0	$(1,499)	$(1,499)

Payable for reverse repurchase agreements					$(1,499)

(j)	Securities with an aggregate market value of $1,504 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(k)

Securities with an aggregate market value of $1,145 have been pledged as collateral as of March 31, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(1,701) at a weighted average interest rate of (0.262%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $37 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - EUREX Euro Stoxx 50	3,600.000	12/20/2019	125	EUR 1	$372	$43

Total Purchased Options					$372	$43

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - EUREX Euro Stoxx 50	2,300.000	12/20/2019	125	EUR 1	$(413)	$(19)

Total Written Options					$(413)	$(19)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2019	368	$42,625	$402	$0	$(84)
U.S. Treasury 10-Year Note June Futures	06/2019	499	61,985	797	0	(140)

				$1,199	$0	$(224)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2019	15	$(2,128)	$(48)	$0	$(12)
Euro STOXX 50 June Futures	06/2019	65	(2,386)	(45)	1	(23)
Euro-Bund 10-Year Bond June Futures	06/2019	19	(3,545)	(77)	5	0
U.S. Treasury 2-Year Note June Futures	06/2019	389	(82,893)	(337)	85	0

				$(507)	$91	$(35)

Total Futures Contracts				$692	$91	$(259)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Anheuser-Busch InBev	(1.000)%	Quarterly	12/20/2023	0.617%	EUR	3,300	$(69)	$1	$(68)	$1	$0
Arrow Electronics, Inc.	(1.000)	Quarterly	06/20/2023	0.604	$	3,000	(40)	(9)	(49)	0	(1)
International Business Machines Corp.	(1.000)	Quarterly	12/20/2023	0.430		4,000	(46)	(58)	(104)	0	0
Kohl’s Corp.	(1.000)	Quarterly	12/20/2023	1.003		2,000	56	(56)	0	0	0
Kroger Co.	(1.000)	Quarterly	06/20/2023	0.706		3,000	(33)	(3)	(36)	0	(1)
L Brands, Inc.	(1.000)	Quarterly	12/20/2023	2.816		2,100	163	(1)	162	0	0
Lowe’s Cos., Inc.	(1.000)	Quarterly	12/20/2023	0.399		1,900	(46)	(6)	(52)	0	(1)
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	12/20/2023	1.929		2,100	90	(6)	84	0	(1)
Southwest Airlines Co.	(1.000)	Quarterly	06/20/2023	0.449		3,000	(65)	(3)	(68)	0	(1)
Target Corp.	(1.000)	Quarterly	06/20/2023	0.290		3,000	(76)	(11)	(87)	0	(1)

							$(66)	$(152)	$(218)	$1	$(6)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	06/20/2019	0.433%	EUR	300	$(1)	$2	$1	$0	$0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	4.251	$	400	23	(13)	10	0	(1)

							$22	$(11)	$11	$0	$(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Europe Main 28 5-Year Index	(1.000)%	Quarterly	12/20/2022	EUR 9,600	$(297)	$55	$(242)	$0	$(15)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$	400	$24	$3	$27	$2	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.480%	Semi-Annual	04/02/2019	$	1,600	$(2)	$(12)	$(14)	$0	$(14)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2019		29,500	(136)	120	(16)	7	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	03/28/2024		1,600	(2)	(7)	(9)	4	0
Receive	3-Month USD-LIBOR	2.440	Semi-Annual	03/29/2024		1,700	(2)	(9)	(11)	4	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		35,400	(545)	1,892	1,347	95	0
Receive(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	4,200	(37)	(58)	(95)	18	0
Pay(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	8,700	1	89	90	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		4,100	66	(255)	(189)	32	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	1,100	1	0	1	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		500,000	(11)	(92)	(103)	0	(9)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		455,400	5	(98)	(93)	0	(9)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		50,000	(2)	(15)	(17)	0	(1)
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		50,000	0	(15)	(15)	0	(1)
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024	MXN	54,200	0	25	25	0	(10)

							$(664)	$1,565	$901	$160	$(45)

Total Swap Agreements							$(981)	$1,460	$479	$163	$(67)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$43	$91	$163	$297	$ (19)	$ (259)	$ (67)	$ (345)

(m)

Securities with an aggregate market value of $3,074 and cash of $893 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019		$1,294	RUB	85,553	$7	$0
	06/2019		187	HUF	51,830	0	(5)

BPS	04/2019	ARS	11,311		$260	0	(1)
	04/2019		$326	ARS	12,888	0	(29)
	04/2019		1,477	GBP	1,124	0	(13)
	05/2019		30	ARS	1,413	1	0
	06/2019	PEN	7,124		$2,149	9	0

BRC	04/2019	ARS	29,816		692	22	0
	04/2019	JPY	23,800		215	1	0
	04/2019	RUB	84,801		1,281	0	(8)

CBK	04/2019	EUR	1,806		2,038	12	0
	04/2019	GBP	3,895		5,137	65	0
	04/2019	MXN	4,565		238	3	0
	04/2019		$1,131	EUR	995	0	(15)
	04/2019		216	JPY	23,800	0	(1)
	04/2019		240	MXN	4,565	0	(5)
	05/2019	JPY	23,800		$216	1	0
	05/2019	MXN	4,565		239	5	0
	06/2019		17,035		867	1	0
	06/2019		$1,320	IDR	18,928,800	0	(7)
	06/2019		116	MXN	2,286	0	0

GLM	04/2019	ARS	6,360		$146	0	(1)
	04/2019		$147	ARS	6,361	0	0
	05/2019		374		16,765	1	(6)
	05/2019		567	ZAR	8,117	0	(7)
	06/2019		1,880	RUB	125,692	16	0

HUS	04/2019	ARS	3,537		$83	1	0
	04/2019		$106	ARS	4,627	0	0
	04/2019		2,121	PEN	7,048	2	0
	05/2019		1	ARS	46	0	0
	08/2019		563	MXN	11,096	0	(3)

JPM	04/2019	EUR	2,236		$2,550	42	0
	07/2019	HUF	60,618		220	7	0

SCX	04/2019		$3,668	GBP	2,771	0	(59)
	05/2019	GBP	2,771		$3,674	59	0
	06/2019		$178	HKD	1,394	0	0

TOR	06/2019		946	COP	2,950,726	0	(24)
	08/2019		153	MXN	3,009	0	(2)

Total Forward Foreign Currency Contracts						$255	$(186)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
BPS	Put - OTC USD versus MXN	MXN 19.760	05/29/2019	380	$6	$8

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.107%	09/12/2019	18,700	$88	$299
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	02/18/2020	9,450	69	137
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/09/2019	1,200	58	14
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	600	28	7

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	09/10/2019	18,700	$ 86	$278
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.120	09/13/2019	18,700	86	304
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	1,800	83	23
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	600	29	7

							$527	$1,069

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount**	Cost	Market Value
DUB	Call - OTC Euro Stoxx 50	3,631.000	12/20/2019	262	$913	$76

Total Purchased Options					$1,446	$1,153

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	900	$(1)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	1,300	(1)	(1)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	3,600	(4)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	3,800	(3)	(2)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	900	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	900	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	900	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	900	(1)	0

FBF	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	05/15/2019	2,000	(1)	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	2,800	(3)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	800	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	1,400	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	900	(1)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	800	(2)	0

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	900	(2)	0

						$ (24)	$(4)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Call - OTC USD versus MXN	MXN	22.840	05/29/2019	380	$(7)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	5,300	$(58)	$(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	2,600	(28)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	09/12/2019	4,100	(88)	(247)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.086	02/18/2020	900	(69)	(99)

BPS	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.410	04/09/2019	1,500	(1)	(9)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.610	04/09/2019	1,500	(1)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/12/2019	1,500	(2)	(9)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/12/2019	1,500	(1)	0

FAR	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/18/2019	1,600	(2)	(9)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/18/2019	1,600	(2)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.310	04/23/2019	1,600	(2)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.510	04/23/2019	1,600	(1)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.125	04/29/2019	1,500	(2)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.365	04/29/2019	1,500	(2)	(3)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/05/2019	1,500	(2)	(16)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.720	04/05/2019	1,500	(2)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/15/2019	1,400	(1)	(7)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/15/2019	1,400	(1)	(8)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/15/2019	1,400	(1)	0

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590%	04/15/2019	1,400	$(1)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	7,900	(83)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	2,600	(28)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.055	09/10/2019	4,100	(86)	(231)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	09/13/2019	4,100	(86)	(247)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.435	04/08/2019	1,500	(2)	(11)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.635	04/08/2019	1,500	(1)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/04/2019	1,700	(2)	(18)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.710	04/04/2019	1,700	(2)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/15/2019	1,700	(2)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/15/2019	1,700	(2)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	04/24/2019	1,700	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.420	04/24/2019	1,700	(2)	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.160	04/30/2019	1,600	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.410	04/30/2019	1,600	(2)	(2)

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/24/2019	1,600	(2)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	04/24/2019	1,600	(2)	(1)

RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/23/2019	1,600	(2)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/23/2019	1,600	(2)	0

UAG	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.490	04/01/2019	1,600	(2)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/01/2019	1,600	(2)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.475	04/08/2019	1,600	(2)	(14)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.675	04/08/2019	1,600	(1)	0

							$(584)	$(1,020)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Put - OTC Euro Stoxx 50	2,300.000	12/20/2019	262	$(913)	$(40)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$98.641	06/06/2019	500	$(1)	$(1)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.641	06/06/2019	500	(1)	(1)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.797	06/06/2019	1,000	(2)	(3)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.797	06/06/2019	1,000	(2)	(1)

					$(6)	$(6)

Total Written Options					$(1,534)	$(1,070)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
CBK	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.092%	$	5,700	$64	$(43)	$21	$0

FBF	Tesla, Inc.	(1.000)	Quarterly	06/20/2020	4.487		1,200	112	(62)	50	0

								$176	$(105)	$71	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$100	$12	$2	$14	$0

CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	200	21	7	28	0

GST	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	100	14	1	15	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	400	47	9	56	0
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	900	(90)	49	0	(41)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
JPM	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$ 900	$112	$15	$127	$0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	12	2	14	0

						$128	$85	$254	$(41)

Total Swap Agreements						$304	$(20)	$325	$(41)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(6)
BOA	$7	$457	$0	$464	$(5)	$(362)	$0	$(367)	$97	$(260)	$(163)
BPS	10	8	14	32	(43)	(20)	0	(63)	(31)	0	(31)
BRC	23	0	0	23	(8)	0	0	(8)	15	0	15
CBK	87	0	49	136	(28)	0	0	(28)	108	0	108
DUB	0	76	0	76	0	(40)	0	(40)	36	(90)	(54)
FAR	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
FBF	0	0	50	50	0	0	0	0	50	0	50
GLM	17	612	0	629	(14)	(529)	0	(543)	86	(270)	(184)
GST	0	0	71	71	0	(1)	(41)	(42)	29	0	29
HUS	3	0	0	3	(3)	0	0	(3)	0	0	0
JPM	49	0	127	176	0	(15)	0	(15)	161	(270)	(109)
MYC	0	0	14	14	0	(36)	0	(22)	(22)	0	(22)
NGF	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
RYL	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
SCX	59	0	0	59	(59)	0	0	(59)	0	0	0
TOR	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
UAG	0	0	0	0	0	(29)	0	(29)	(29)	0	(29)

Total Over the Counter	$255	$1,153	$325	$1,733	$(186)	$(1,070)	$(41)	$(1,297)

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$43	$0	$0	$43
Futures	0	0	1	0	90	91
Swap Agreements	0	3	0	0	160	163

	$0	$3	$44	$0	$250	$297

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$255	$0	$255
Purchased Options	0	0	76	8	1,069	1,153
Swap Agreements	0	325	0	0	0	325

	$0	$325	$76	$263	$1,069	$1,733

	$0	$328	$120	$263	$1,319	$2,030

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$19	$0	$0	$19
Futures	0	0	35	0	224	259
Swap Agreements	0	22	0	0	45	67

	$0	$22	$54	$0	$269	$345

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$186	$0	$186
Written Options	0	4	40	0	1,026	1,070
Swap Agreements	0	41	0	0	0	41

	$0	$45	$40	$186	$1,026	$1,297

	$0	$67	$94	$186	$1,295	$1,642

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$44	$44
Futures	0	0	(670)	0	1,265	595
Swap Agreements	0	(1,110)	0	0	(361)	(1,471)

	$0	$(1,110)	$(670)	$0	$948	$(832)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,255	$0	$1,255
Purchased Options	0	0	0	10	(97)	(87)
Written Options	0	209	0	122	289	620
Swap Agreements	0	269	0	0	(36)	233

	$0	$478	$0	$1,387	$156	$2,021

	$0	$(632)	$(670)	$1,387	$1,104	$1,189

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(102)	$0	$0	$(102)
Written Options	0	0	77	0	0	77
Futures	0	0	(238)	0	(193)	(431)
Swap Agreements	0	(10)	0	0	(2,779)	(2,789)

	$0	$(10)	$(263)	$0	$(2,972)	$(3,245)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(87)	$0	$(87)
Purchased Options	0	0	(204)	3	533	332
Written Options	0	(14)	162	4	(333)	(181)
Swap Agreements	0	(28)	0	0	7	(21)

	$0	$(42)	$(42)	$(80)	$207	$43

	$0	$(52)	$(305)	$(80)	$(2,765)	$(3,202)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$45,352	$11,084	$56,436
Corporate Bonds & Notes
Banking & Finance	0	64,511	2,935	67,446
Industrials	0	86,334	0	86,334
Utilities	0	24,703	0	24,703
Convertible Bonds & Notes
Industrials	0	368	0	368
Municipal Bonds & Notes
New York	0	235	0	235
U.S. Government Agencies	0	0	233	233
U.S. Treasury Obligations	0	31,911	0	31,911
Non-Agency Mortgage-Backed Securities	0	22,555	0	22,555
Asset-Backed Securities	0	23,657	0	23,657
Common Stocks
Consumer Discretionary	626	0	0	626
Warrants
Utilities	77	0	0	77
Short-Term Instruments
Repurchase Agreements	0	3,640	0	3,640
Argentina Treasury Bills	0	556	0	556

	$703	$303,822	$14,252	$318,777

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$53,310	$0	$0	$53,310

Total Investments	$54,013	$303,822	$14,252	$372,087

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(3,220)	$0	$(3,220)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	91	206	0	297
Over the counter	0	1,733	0	1,733

	$91	$1,939	$0	$2,030

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(259)	(86)	0	(345)
Over the counter	0	(1,297)	0	(1,297)

	$(259)	$(1,383)	$0	$(1,642)

Total Financial Derivative Instruments	$(168)	$556	$0	$388

Totals	$53,845	$301,158	$14,252	$369,255

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,889	$8,900	$(1,605)	$10	$(9)	$(101)	$0	$0	$11,084	$(99)
Corporate Bonds & Notes
Banking & Finance	7,360	0	(4,200)	10	36	(271)	0	0	2,935	(319)
U.S. Government Agencies	234	0	(4)	5	2	(4)	0	0	233	(4)

Totals	$11,483	$8,900	$(5,809)	$25	$29	$(376)	$0	$0	$14,252	$(422)

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,438	Proxy Pricing	Base Price	100.750
	9,646	Third Party Vendor	Broker Quote	94.750 - 100.500
Corporate Bonds & Notes
Banking & Finance	2,935	Reference Instrument	Option Adjusted Spread	642.931 bps
U.S. Government Agencies	233	Proxy Pricing	Base Price	60.350

Total	$14,252

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO Diversified Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.8%

Aleris International, Inc.
7.249% (LIBOR03M + 4.750%) due 02/27/2023 ~		$2,432	$2,436

Altice France S.A.
6.484% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,421	1,363

Altra Industrial Motion Corp.
4.499% (LIBOR03M + 2.000%) due 10/01/2025 ~		263	259

Altran Technologies S.A.
2.750% (EUR003M + 2.750%) due 03/20/2025 ~	EUR	734	822

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~		$2,100	2,096

Asurion LLC
5.499% (LIBOR03M + 3.000%) due 11/03/2024 ~		228	227
8.999% (LIBOR03M + 6.500%) due 08/04/2025 ~		80	81

Avaya, Inc.
6.734% - 6.849% (LIBOR03M + 4.250%) due 12/15/2024 ~		395	394

Avolon Holdings Ltd.
4.488% (LIBOR03M + 2.000%) due 01/15/2025 ~		143	142

B.C. Unlimited Liability Co.
4.749% (LIBOR03M + 2.250%) due 02/16/2024 ~		98	97

Bausch Health Cos., Inc.
5.231% (LIBOR03M + 2.750%) due 11/27/2025 ~		29	28

Beacon Roofing Supply, Inc.
4.749% (LIBOR03M + 2.250%) due 01/02/2025 ~		99	97

Caesars Entertainment Operating Co.
4.499% (LIBOR03M + 2.000%) due 10/06/2024 ~		395	386

Caesars Resort Collection LLC
5.249% (LIBOR03M + 2.750%) due 12/22/2024 ~		1,086	1,076

CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~		2,963	2,903

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~		5,835	5,803

CityCenter Holdings LLC
4.749% (LIBOR03M + 2.250%) due 04/18/2024 ~		393	386

CommScope, Inc.
TBD% due 02/06/2026		480	481

Core & Main LP
5.626% (LIBOR03M + 3.000%) due 08/01/2024 «~		194	192

Crown Americas LLC
4.484% (LIBOR03M + 2.000%) due 04/03/2025 ~		54	54

CSC Holdings LLC
4.984% (LIBOR03M + 2.500%) due 01/25/2026 ~		199	194

Dell International LLC
4.500% (LIBOR03M + 2.000%) due 09/07/2023 ~		100	99

Delos Finance SARL
4.351% (LIBOR03M + 1.750%) due 10/06/2023 ~		200	200

Diamond (BC) BV
5.744% (LIBOR03M + 3.000%) due 09/06/2024 ~		296	284

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Resorts Corp.
6.249% (LIBOR03M + 3.750%) due 09/02/2023 «~		$1,463	$1,386

Energizer Holdings, Inc.
4.734% (LIBOR03M + 2.250%) due 12/17/2025 ~		200	198

Envision Healthcare Corp.
6.249% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,297	1,215

Financial & Risk U.S. Holdings, Inc.
6.249% (LIBOR03M + 3.750%) due 10/01/2025 ~		5,736	5,574

Flying Fortress, Inc.
4.351% (LIBOR03M + 1.750%) due 10/30/2022 ~		100	100

Forest City Enterprises, L.P.
6.481% (LIBOR03M + 4.000%) due 12/07/2025 «~		329	331

FrontDoor, Inc.
5.000% (LIBOR03M + 2.500%) due 08/14/2025 «~		159	159

Gardner Denver, Inc.
5.249% (LIBOR03M + 2.750%) due 07/30/2024 ~		3,621	3,621

Gates Global LLC
5.249% (LIBOR03M + 2.750%) due 04/01/2024 ~		1,920	1,903

Global Medical Response, Inc.
6.736% (LIBOR03M + 4.250%) due 03/14/2025 ~		296	279

Golden Entertainment, Inc.
5.500% (LIBOR03M + 3.000%) due 10/21/2024 «~		395	392

Hilton Worldwide Finance LLC
4.236% (LIBOR03M + 1.750%) due 10/25/2023 ~		2,639	2,633

Ineos Finance LLC
2.500% (EUR003M + 2.000%) due 03/31/2024 ~	EUR	4,950	5,464

Intelsat Jackson Holdings S.A.
6.240% (LIBOR03M + 3.750%) due 11/27/2023 ~		$3,771	3,708

Kinetic Concepts, Inc.
5.851% (LIBOR03M + 3.250%) due 02/02/2024 ~		295	293

Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	350	353

Las Vegas Sands LLC
4.249% (LIBOR03M + 1.750%) due 03/27/2025 ~		$3,158	3,107

MA FinanceCo. LLC
4.999% (LIBOR03M + 2.500%) due 06/21/2024 ~		111	108

Marriott Ownership Resorts, Inc.
4.749% (LIBOR03M + 2.250%) due 08/29/2025 ~		155	154

McAfee LLC
6.249% (LIBOR03M + 3.750%) due 09/30/2024 ~		292	292

MH Sub LLC
6.236% (LIBOR03M + 3.750%) due 09/13/2024 ~		3,970	3,920

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		750	752

Multi Color Corp.
4.499% (LIBOR03M + 2.000%) due 10/31/2024 «~		99	99

NCI Building Systems, Inc.
6.547% (LIBOR03M + 3.750%) due 04/12/2025 «~		437	417

Nielsen Finance LLC
4.493% (LIBOR03M + 2.000%) due 10/04/2023 ~		559	551

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ		$3,750	$3,759

Parexel International Corp.
5.249% (LIBOR03M + 2.750%) due 09/27/2024 ~		355	342

Post Holdings, Inc.
4.490% (LIBOR03M + 2.000%) due 05/24/2024 ~		202	201

Qatar National Bank SAQ
3.583% (LIBOR03M + 0.900%) due 12/22/2020 «~		7,500	7,453

RPI Finance Trust
4.499% (LIBOR03M + 2.000%) due 03/27/2023 ~		512	510

Seattle Spinco, Inc.
4.999% (LIBOR03M + 2.500%) due 06/21/2024 ~		770	750

Sprint Communications, Inc.
5.000% (LIBOR03M + 2.500%) due 02/02/2024 ~		14,308	13,906

Starfruit Finco BV
3.750% (EUR003M + 3.750%) due 10/01/2025 ~	EUR	800	897
5.740% (LIBOR03M + 3.250%) due 10/01/2025 ~		$1,160	1,145

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~		18,500	18,361

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,600	1,588

TerraForm Power Operating LLC
4.499% (LIBOR03M + 2.000%) due 11/08/2022 «~		99	97

TEX Operations Co. LLC
4.499% (LIBOR03M + 2.000%) due 08/04/2023 ~		5,771	5,752

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~		2,300	2,297

Tronox Blocked Borrower LLC
5.499% (LIBOR03M + 3.000%) due 09/23/2024 ~		30	30

Tronox Finance LLC
5.499% (LIBOR03M + 3.000%) due 09/23/2024 ~		64	64

Unitymedia Finance LLC
4.734% (LIBOR03M + 2.250%) due 09/30/2025 ~		7,100	7,042
4.734% (LIBOR03M + 2.250%) due 01/15/2026 ~		200	198

UPC Financing Partnership
4.984% (LIBOR03M + 2.500%) due 01/15/2026 ~		806	804

Valeant Pharmaceuticals International, Inc.
5.481% (LIBOR03M + 3.000%) due 06/02/2025 ~		2,198	2,185

Verifone Systems, Inc.
6.683% (LIBOR03M + 4.000%) due 08/20/2025 ~		499	492

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		570	570

Total Loan Participations and Assignments (Cost $126,880)			125,552

CORPORATE BONDS & NOTES 40.8%

BANKING & FINANCE 18.2%

ABN AMRO Bank NV
2.450% due 06/04/2020		200	199

AerCap Ireland Capital DAC
3.650% due 07/21/2027		12,680	11,867
3.750% due 05/15/2019		2,740	2,742
4.450% due 04/03/2026 (b)		550	552

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 10/30/2020		$3,955	$4,050
4.875% due 01/16/2024		300	312
5.000% due 10/01/2021		1,300	1,350

AGFC Capital Trust
4.537% (US0003M + 1.750%) due 01/15/2067 ~		900	495

Air Lease Corp.
2.500% due 03/01/2021		30	30

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	123	144

Ally Financial, Inc.
3.750% due 11/18/2019		$880	884
4.125% due 03/30/2020		4,840	4,884
4.250% due 04/15/2021		630	640
8.000% due 03/15/2020		190	199
8.000% due 11/01/2031		6,094	7,594

Ambac LSNI LLC
7.592% due 02/12/2023 •		3,824	3,862

American Homes 4 Rent LP
4.250% due 02/15/2028		890	882
4.900% due 02/15/2029		1,720	1,783

American International Group, Inc.
5.750% due 04/01/2048 •		700	683
6.250% due 05/01/2036		5,600	6,445

American Tower Corp.
3.300% due 02/15/2021		100	101
3.375% due 10/15/2026		250	244

Athene Holding Ltd.
4.125% due 01/12/2028		400	385

Avolon Holdings Funding Ltd.
5.250% due 05/15/2024		100	103

Axis Bank Ltd.
3.250% due 05/21/2020		300	300

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	400	461
8.875% due 04/14/2021 •(h)(i)		200	247

Banco BTG Pactual S.A.
4.000% due 01/16/2020		$4,500	4,511
5.500% due 01/31/2023		500	500

Banco do Brasil S.A.
4.875% due 04/19/2023		5,500	5,592
9.000% due 06/18/2024 •(h)(i)		1,204	1,276

Bank of America Corp.
3.389% (US0003M + 0.790%) due 03/05/2024 ~		140	140
3.705% due 04/24/2028 •		8,900	8,955

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	4,000	4,728

Banque PSA Finance S.A.
5.750% due 04/04/2021		$1,447	1,514

Barclays Bank PLC
7.625% due 11/21/2022 (i)		18,617	20,257
14.000% due 06/15/2019 •(h)	GBP	5,400	7,209

Barclays PLC
2.375% due 10/06/2023 •		100	130
3.250% due 02/12/2027		300	396
3.250% due 01/17/2033		900	1,124
6.500% due 09/15/2019 •(h)(i)	EUR	3,900	4,424
7.000% due 09/15/2019 •(h)(i)	GBP	400	524
7.750% due 09/15/2023 •(h)(i)		$3,300	3,308
8.000% due 12/15/2020 •(h)(i)	EUR	1,200	1,452
8.000% due 06/15/2024 •(h)(i)		$3,000	3,071

Blackstone CQP Holdco LP
6.000% due 08/18/2021		1,800	1,800
6.500% due 03/20/2021		10,460	10,460

BNP Paribas S.A.
3.375% due 01/09/2025		1,000	980
4.400% due 08/14/2028		1,200	1,237
4.705% due 01/10/2025 •		500	520
7.000% due 08/16/2028 •(h)(i)		400	400

BOC Aviation Ltd.
2.375% due 09/15/2021		200	195
2.750% due 09/18/2022		1,600	1,567

Brighthouse Financial, Inc.
3.700% due 06/22/2027		500	451
4.700% due 06/22/2047		514	410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(h)		$400	$369

Brixmor Operating Partnership LP
3.786% (US0003M + 1.050%) due 02/01/2022 ~		925	922

Brookfield Finance, Inc.
3.900% due 01/25/2028		400	388
4.700% due 09/20/2047		600	579

Cantor Fitzgerald LP
7.875% due 10/15/2019		12,100	12,396

Charles Schwab Corp.
5.000% due 12/01/2027 •(h)		4,000	3,766

CIT Group, Inc.
4.125% due 03/09/2021		240	244
5.000% due 08/15/2022		9,412	9,824
5.000% due 08/01/2023		8,895	9,351

Citibank N.A.
3.650% due 01/23/2024		1,500	1,549

Citigroup, Inc.
3.142% due 01/24/2023 •		300	301
3.731% (US0003M + 0.960%) due 04/25/2022 ~		400	403
4.056% (US0003M + 1.430%) due 09/01/2023 ~		600	610

CNO Financial Group, Inc.
4.500% due 05/30/2020		7,963	8,043
5.250% due 05/30/2025		687	713

Co-operative Group Holdings Ltd.
7.500% due 07/08/2026 Ø	GBP	100	146

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	300	349
11.000% due 06/30/2019 •(h)		$6,814	6,967

Credit Agricole S.A.
3.750% due 04/24/2023		250	253
7.500% due 06/23/2026 •(h)(i)	GBP	200	284
8.375% due 10/13/2019 •(h)		$6,430	6,623

Credit Suisse AG
6.500% due 08/08/2023 (i)		11,600	12,455

Credit Suisse Group AG
2.997% due 12/14/2023 •		500	492
3.837% (US0003M + 1.240%) due 06/12/2024 ~		600	597
3.869% due 01/12/2029 •		500	491
4.207% due 06/12/2024 •		1,000	1,025
7.250% due 09/12/2025 •(h)(i)		500	503
7.500% due 07/17/2023 •(h)(i)		690	710

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		250	254

Crown Castle International Corp.
3.200% due 09/01/2024		334	332
3.650% due 09/01/2027		1,464	1,442
4.000% due 03/01/2027		199	201

CyrusOne LP
5.000% due 03/15/2024		60	61

Deutsche Bank AG
4.250% due 10/14/2021		24,800	24,936
4.607% (US0003M + 1.910%) due 05/10/2019 ~		140	140

Discover Bank
3.350% due 02/06/2023		300	302
4.650% due 09/13/2028		1,100	1,153

Doctors Co.
6.500% due 10/15/2023		10,425	10,937

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		9,634	9,781

E*TRADE Financial Corp.
2.950% due 08/24/2022		138	138
3.800% due 08/24/2027		2,906	2,827

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	9,032	9,688

Equinix, Inc.
2.875% due 02/01/2026		2,000	2,317

ERP Operating LP
3.250% due 08/01/2027		$138	138
4.000% due 08/01/2047		78	78

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	1,400	$1,793

Fastighets AB Balder
1.125% due 03/14/2022		200	227

Ford Motor Credit Co. LLC
3.605% (US0003M + 0.810%) due 04/05/2021 ~		$900	879
3.818% (US0003M + 1.080%) due 08/03/2022 ~		200	191
3.867% (US0003M + 1.270%) due 03/28/2022 ~		200	193
5.345% (US0003M + 2.550%) due 01/07/2021 ~		200	202

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,774	1,756
6.750% due 03/15/2022		2,690	2,744

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		1,000	928

GE Capital UK Funding Unlimited Co.
4.375% due 07/31/2019	GBP	100	131
5.875% due 11/04/2020		10	14

General Motors Financial Co., Inc.
2.400% due 05/09/2019		$100	100
3.647% (US0003M + 0.850%) due 04/09/2021 ~		75	74
3.911% (US0003M + 1.310%) due 06/30/2022 ~		100	99

GLP Capital LP
5.250% due 06/01/2025		1,002	1,052
5.750% due 06/01/2028		730	787

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		5,000	4,961
3.779% (US0003M + 1.000%) due 07/24/2023 ~		100	100

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		1,100	1,071

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		800	820

Host Hotels & Resorts LP
3.875% due 04/01/2024		560	563

Howard Hughes Corp.
5.375% due 03/15/2025		965	965

HSBC Holdings PLC
3.247% (US0003M + 0.650%) due 09/11/2021 ~		3,400	3,399
3.262% due 03/13/2023 •		1,130	1,134
3.977% (US0003M + 1.380%) due 09/12/2026 ~		1,700	1,704
4.041% due 03/13/2028 •		1,020	1,030
4.292% due 09/12/2026 •		1,000	1,033
4.583% due 06/19/2029 •		400	421
5.875% due 09/28/2026 •(h)(i)	GBP	2,500	3,285
6.000% due 09/29/2023 •(h)(i)	EUR	2,600	3,256
6.250% due 03/23/2023 •(h)(i)		$1,200	1,199
6.500% due 03/23/2028 •(h)(i)		2,000	1,982

Hudson Pacific Properties LP
3.950% due 11/01/2027		200	195

Industrial & Commercial Bank of China Ltd.
3.488% (US0003M + 0.750%) due 11/08/2020 ~		1,000	1,001
3.538% due 11/08/2027		400	398

International Lease Finance Corp.
4.625% due 04/15/2021		150	154
5.875% due 04/01/2019		6,490	6,490
6.250% due 05/15/2019		300	301
8.250% due 12/15/2020		980	1,059
8.625% due 01/15/2022		500	568

Intesa Sanpaolo SpA
6.500% due 02/24/2021		12,725	13,346

Jefferies Finance LLC
6.875% due 04/15/2022		2,400	2,424
7.250% due 08/15/2024		5,330	5,277
7.375% due 04/01/2020		3,040	3,048
7.500% due 04/15/2021		225	229

JPMorgan Chase & Co.
3.509% due 01/23/2029 •		10,000	9,952

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.662% (US0003M + 0.890%) due 07/23/2024 ~		$722	$721
3.797% due 07/23/2024 •		1,990	2,045

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		800	802

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	23,238	1,890

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	200	265

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$861	860

KSA Sukuk Ltd.
2.894% due 04/20/2022		4,600	4,579

Liberty Mutual Finance Europe DAC
1.750% due 03/27/2024	EUR	260	303

Life Storage LP
3.875% due 12/15/2027		$100	98

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		200	206

Lloyds Bank PLC
2.400% due 03/17/2020		200	199
7.500% due 04/02/2032 Ø		3,200	2,483
12.000% due 12/16/2024 •(h)		2,460	2,960

Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	100	129
3.413% (US0003M + 0.800%) due 06/21/2021 ~		$1,410	1,411
4.050% due 08/16/2023		1,700	1,735
4.375% due 03/22/2028		200	205
4.450% due 05/08/2025		300	312
4.550% due 08/16/2028		1,000	1,037
6.375% due 06/27/2020 •(h)(i)	EUR	400	462
7.000% due 06/27/2019 •(h)(i)	GBP	3,725	4,863
7.500% due 09/27/2025 •(h)(i)		$2,400	2,438
7.625% due 06/27/2023 •(h)(i)	GBP	1,200	1,656

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$854	856

MGM Growth Properties Operating Partnership LP
5.750% due 02/01/2027		770	798

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		1,646	1,670

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019		200	200

Mizuho Bank Ltd.
2.400% due 03/26/2020		200	199

Morgan Stanley
3.247% (US0003M + 0.550%) due 02/10/2021 ~		3,300	3,304

MUFG Bank Ltd.
2.350% due 09/08/2019		200	200

Nationwide Building Society
2.350% due 01/21/2020		200	199
3.766% due 03/08/2024 •		800	797
4.363% due 08/01/2024 •		1,700	1,729
6.875% due 06/20/2019 •(h)(i)	GBP	500	655

Navient Corp.
4.875% due 06/17/2019		$1,428	1,431
5.000% due 10/26/2020		100	102
5.625% due 01/25/2025		100	86
5.875% due 03/25/2021		4,975	5,155
6.150% due 03/10/2021		400	385
6.625% due 07/26/2021		1,340	1,404
8.000% due 03/25/2020		18,645	19,437

Newmark Group, Inc.
6.125% due 11/15/2023		400	413

Nordea Bank Abp
4.875% due 01/27/2020		100	102

Oman Sovereign Sukuk SAOC
5.932% due 10/31/2025		1,200	1,205

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	712
4.950% due 04/01/2024		1,900	1,975

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		440	450

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Physicians Realty LP
4.300% due 03/15/2027		$3,000	$2,988

Prologis LP
2.250% due 06/30/2029	GBP	300	388

Quicken Loans, Inc.
5.250% due 01/15/2028		$5,355	5,034

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	7,000	8,222
3.498% due 05/15/2023 •		$1,858	1,846
4.154% (US0003M + 1.470%) due 05/15/2023 ~		2,578	2,569
7.648% due 09/30/2031 •(h)		1,750	2,209
8.625% due 08/15/2021 •(h)(i)		21,400	22,844

Santander Holdings USA, Inc.
3.400% due 01/18/2023		300	300
3.700% due 03/28/2022		5,000	5,057

Santander UK Group Holdings PLC
0.540% (EUR003M + 0.850%) due 03/27/2024 ~	EUR	500	545
3.373% due 01/05/2024 •		$200	196
3.823% due 11/03/2028 •		200	194
6.750% due 06/24/2024 •(h)(i)	GBP	400	529
7.375% due 06/24/2022 •(h)(i)		4,050	5,444

Santander UK PLC
3.246% (US0003M + 0.620%) due 06/01/2021 ~		$500	500
3.400% due 06/01/2021		1,500	1,512

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		14,050	14,448

SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,658

SLM Corp.
5.125% due 04/05/2022		620	611

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		200	205

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)		3,100	2,863

Springleaf Finance Corp.
5.625% due 03/15/2023		4,000	4,065
6.000% due 06/01/2020		200	207
6.125% due 05/15/2022		2,041	2,123
6.125% due 03/15/2024		1,420	1,455
6.875% due 03/15/2025		420	435
7.125% due 03/15/2026		1,520	1,550
7.750% due 10/01/2021		4,565	4,936
8.250% due 12/15/2020		1,365	1,469
8.250% due 10/01/2023		162	179

Starwood Property Trust, Inc.
5.000% due 12/15/2021		92	95

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	3,047	3,999

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	96	147
5.801% due 10/13/2040		205	324
6.052% due 10/13/2039		7,753	12,415

UBS AG
5.125% due 05/15/2024 (i)		$200	205
7.625% due 08/17/2022 (i)		19,500	21,460

UniCredit SpA
6.572% due 01/14/2022		1,700	1,782
6.687% (US0003M + 3.900%) due 01/14/2022 ~		2,250	2,323
7.830% due 12/04/2023		550	613

Vantiv LLC
4.375% due 11/15/2025		200	207

VEREIT Operating Partnership LP
3.950% due 08/15/2027		198	195

Washington Prime Group LP
5.950% due 08/15/2024		2,580	2,422

Wells Fargo & Co.
3.000% due 04/22/2026		60	59

Wells Fargo Bank N.A.
3.550% due 08/14/2023		1,500	1,542

Welltower, Inc.
3.950% due 09/01/2023		245	254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 04/15/2028		$325	$336

Weyerhaeuser Co.
6.950% due 10/01/2027		433	525

			595,789

INDUSTRIALS 17.2%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		1,000	1,103

Air Canada Pass-Through Trust
3.600% due 09/15/2028		630	628

Alibaba Group Holding Ltd.
4.000% due 12/06/2037		500	489

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		500	484
3.550% due 10/01/2027		600	571

Allergan Sales LLC
5.000% due 12/15/2021		50	52

Alliance Data Systems Corp.
4.500% due 03/15/2022	EUR	3,250	3,731

ALROSA Finance S.A.
7.750% due 11/03/2020		$13,400	14,262

Altice Financing S.A.
7.500% due 05/15/2026		9,000	8,932

Altice France S.A.
5.625% due 05/15/2024	EUR	400	464
6.250% due 05/15/2024		$8,200	8,292
7.375% due 05/01/2026		11,410	11,210
8.125% due 02/01/2027		700	709

Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	17,475	19,861
7.750% due 05/15/2022		$1,775	1,779

Amazon.com, Inc.
2.800% due 08/22/2024		260	261
3.150% due 08/22/2027		740	747
3.875% due 08/22/2037		780	816
4.050% due 08/22/2047		1,710	1,811
4.250% due 08/22/2057		880	950

American Airlines Pass-Through Trust
3.350% due 04/15/2031		243	238
3.600% due 04/15/2031		175	169
3.650% due 08/15/2030		270	272

American Builders & Contractors Supply Co., Inc.
5.875% due 05/15/2026		88	90

Andeavor Logistics LP
3.500% due 12/01/2022		200	202
4.250% due 12/01/2027		100	101

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		520	501
4.600% due 04/15/2048		440	425
4.750% due 01/23/2029		1,620	1,727
4.750% due 04/15/2058		720	689

Arrow Electronics, Inc.
3.250% due 09/08/2024		300	291

Ashtead Capital, Inc.
5.250% due 08/01/2026		300	308

AutoNation, Inc.
3.350% due 01/15/2021		130	130
5.500% due 02/01/2020		80	82

Avon Products, Inc.
6.600% due 03/15/2020		84	86

BAT Capital Corp.
2.764% due 08/15/2022		330	325
3.222% due 08/15/2024		1,724	1,688
3.283% due 08/14/2020 •		430	429
3.557% due 08/15/2027		1,074	1,019
3.564% (US0003M + 0.880%) due 08/15/2022 ~		530	528
4.390% due 08/15/2037		770	697
4.540% due 08/15/2047		766	673

Bausch Health Americas, Inc.
8.500% due 01/31/2027		270	287

Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	2,300	2,608
5.500% due 11/01/2025		$500	512

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 03/15/2022	$450	$466
7.000% due 03/15/2024	867	919
9.000% due 12/15/2025	400	436

Bayer U.S. Finance LLC
3.232% (US0003M + 0.630%) due 06/25/2021 ~	500	496
3.500% due 06/25/2021	200	201
4.250% due 12/15/2025	700	709
4.375% due 12/15/2028	800	797

BC ULC
4.250% due 05/15/2024	1,056	1,048

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	74	71

Boral Finance Pty. Ltd.
3.750% due 05/01/2028	100	97

Boyd Gaming Corp.
6.000% due 08/15/2026	170	175

Braskem America Finance Co.
7.125% due 07/22/2041	600	694

Braskem Finance Ltd.
5.750% due 04/15/2021	200	208

Braskem Netherlands Finance BV
3.500% due 01/10/2023	1,200	1,179
4.500% due 01/10/2028	5,000	4,880

Broadcom Corp.
3.000% due 01/15/2022	974	971
3.625% due 01/15/2024	65	65
3.875% due 01/15/2027	329	315

Broadcom, Inc.
3.125% due 04/15/2021 (b)	1,660	1,658
4.750% due 04/15/2029 (b)	1,660	1,652

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	200	207

Charter Communications Operating LLC
3.579% due 07/23/2020	288	290
4.386% (US0003M + 1.650%) due 02/01/2024 ~	3,604	3,615
4.908% due 07/23/2025	4,200	4,433
5.375% due 04/01/2038	400	403
5.375% due 05/01/2047	100	100
6.484% due 10/23/2045	1,000	1,124

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025	3,900	4,251
7.000% due 06/30/2024	100	113

Cimarex Energy Co.
3.900% due 05/15/2027	238	238

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	1,510	1,604

CNPC General Capital Ltd.
2.700% due 11/25/2019	200	200

CommScope Finance LLC
5.500% due 03/01/2024	682	699
6.000% due 03/01/2026	583	604
8.250% due 03/01/2027	955	993

CommScope Technologies LLC
5.000% due 03/15/2027	12	11

Community Health Systems, Inc.
5.125% due 08/01/2021	550	543
6.250% due 03/31/2023	1,747	1,647
8.000% due 03/15/2026	2,490	2,389

Conagra Brands, Inc.
3.511% (US0003M + 0.750%) due 10/22/2020 ~	157	157
3.800% due 10/22/2021	235	239
4.300% due 05/01/2024	628	651

Constellation Brands, Inc.
4.100% due 02/15/2048	880	802

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)	1,207	453

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(d)	2,700	1
9.250% due 06/30/2020 ^«(d)	14,300	4

CSC Holdings LLC
5.375% due 02/01/2028	500	502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 02/01/2029		$1,400	$1,493

CSCEC Finance Cayman Ltd.
2.250% due 06/14/2019		200	200

CSN Resources S.A.
6.500% due 07/21/2020		217	218

CVS Health Corp.
4.100% due 03/25/2025		1,400	1,439
4.300% due 03/25/2028		1,900	1,929
4.780% due 03/25/2038		430	427

CVS Pass-Through Trust
5.773% due 01/10/2033		305	332
5.926% due 01/10/2034		32	36
6.036% due 12/10/2028		90	98
6.943% due 01/10/2030		8,130	9,277
7.507% due 01/10/2032		5,626	6,696
8.353% due 07/10/2031		1,209	1,495

D.R. Horton, Inc.
4.000% due 02/15/2020		10	10

DAE Funding LLC
4.000% due 08/01/2020		20,106	20,207
5.250% due 11/15/2021		4,214	4,309
5.750% due 11/15/2023		1,885	1,942

Daimler Finance North America LLC
3.400% due 02/22/2022		3,850	3,889

Dell International LLC
4.900% due 10/01/2026		2,440	2,489
5.300% due 10/01/2029		830	837
6.020% due 06/15/2026		3,000	3,230

Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		28	29
7.750% due 06/17/2021		207	213

Diamond Offshore Drilling, Inc.
7.875% due 08/15/2025 (l)		2,127	2,063

Diamond Resorts International, Inc.
7.750% due 09/01/2023		3,072	3,084
10.750% due 09/01/2024		3,000	2,839

DISH DBS Corp.
5.875% due 07/15/2022		1,300	1,263
7.875% due 09/01/2019		7,650	7,765

Dolphin Energy Ltd. LLC
5.888% due 06/15/2019		9	9

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		1,730	1,730

DP World PLC
2.375% due 09/25/2026	EUR	1,100	1,287
4.250% due 09/25/2030	GBP	500	691

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		$1,600	1,620

DXC Technology Co.
4.250% due 04/15/2024		247	251

Eagle Intermediate Global Holding BV
5.375% due 05/01/2023	EUR	200	222
7.500% due 05/01/2025		$300	297

Ecopetrol S.A.
7.375% due 09/18/2043		600	718

Edwards Lifesciences Corp.
4.300% due 06/15/2028		321	337

Elanco Animal Health, Inc.
4.900% due 08/28/2028		540	574

EMC Corp.
2.650% due 06/01/2020		1,715	1,703
3.375% due 06/01/2023		3,000	2,914

Energizer Holdings, Inc.
6.375% due 07/15/2026		253	260
7.750% due 01/15/2027		370	395

Energy Transfer Operating LP
5.250% due 04/15/2029		200	215
6.125% due 12/15/2045		1,500	1,636

Energy Ventures Gom LLC
11.000% due 02/15/2023		1,002	1,106

Ensco PLC
5.200% due 03/15/2025		5,760	4,495
7.750% due 02/01/2026		100	85

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Entegris, Inc.
4.625% due 02/10/2026		$200	$199

EQT Corp.
3.000% due 10/01/2022		300	295
3.900% due 10/01/2027		500	468

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~		415	413
3.600% due 08/15/2021		170	172

FAGE International S.A.
5.625% due 08/15/2026		1,000	786

Fair Isaac Corp.
5.250% due 05/15/2026		170	176

Fortune Brands Home & Security, Inc.
4.000% due 09/21/2023		805	828

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~		500	498

General Electric Co.
5.000% due 01/21/2021 •(h)		1,298	1,212

Gerdau Trade, Inc.
4.875% due 10/24/2027		1,500	1,513

goeasy Ltd.
7.875% due 11/01/2022		890	937

Hanesbrands, Inc.
4.875% due 05/15/2026		3,000	2,975

HCA, Inc.
4.250% due 10/15/2019		100	101
4.500% due 02/15/2027		3,360	3,459
4.750% due 05/01/2023		2,100	2,206
5.375% due 09/01/2026		576	608
5.500% due 06/15/2047		529	565
5.625% due 09/01/2028		1,159	1,229
6.500% due 02/15/2020		1,000	1,029

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		4,400	4,477

Hilton Worldwide Finance LLC
4.625% due 04/01/2025		957	969
4.875% due 04/01/2027		532	540

Hyundai Capital America
3.415% due 09/18/2020 •		1,100	1,100

iHeartCommunications, Inc.
9.000% due 09/15/2022 ^(d)		8,900	6,363

IHS Markit Ltd.
4.000% due 03/01/2026		300	300
4.750% due 02/15/2025		1,655	1,725
4.750% due 08/01/2028		150	157
5.000% due 11/01/2022		2,106	2,208

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023		1,000	1,080
6.530% due 11/15/2028		300	343

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,000	2,168

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		$215	191

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		4,655	4,550

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		200	202
3.750% due 10/01/2021		200	204

IQVIA, Inc.
3.250% due 03/15/2025	EUR	400	460

Jeld-Wen, Inc.
4.625% due 12/15/2025		$100	95
4.875% due 12/15/2027		100	94

KazMunayGas National Co. JSC
4.400% due 04/30/2023		5,000	5,122

Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	13,205
7.800% due 08/01/2031		2,300	2,965

Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		3,637	3,570

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		385	405

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marvell Technology Group Ltd.
4.200% due 06/22/2023		$331	$338
4.875% due 06/22/2028		333	345

Matador Resources Co.
5.875% due 09/15/2026		150	150

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		900	894

MGM Resorts International
5.250% due 03/31/2020		5,000	5,106
5.500% due 04/15/2027 (b)		1,370	1,394
6.625% due 12/15/2021		90	96
6.750% due 10/01/2020		148	156
7.750% due 03/15/2022		300	332

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,464

MPLX LP
3.375% due 03/15/2023		$80	81

Mylan, Inc.
3.125% due 01/15/2023		540	528

Nabors Industries, Inc.
5.000% due 09/15/2020		350	353

Netflix, Inc.
3.625% due 05/15/2027	EUR	4,900	5,694
5.875% due 11/15/2028		$3,800	4,023

New Albertson’s LP
6.570% due 02/23/2028		800	572

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		68	66
5.500% due 10/01/2021		12,300	12,361

Noble Holding International Ltd.
7.875% due 02/01/2026		3,166	2,948

Nokia Oyj
4.375% due 06/12/2027		90	89

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021 «		154	153

NXP BV
4.625% due 06/01/2023		1,800	1,874

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (g)(h)		3,197	32

Olin Corp.
5.000% due 02/01/2030		200	197

ONGC Videsh Ltd.
3.250% due 07/15/2019		200	200

Ooredoo International Finance Ltd.
7.875% due 06/10/2019		200	202

Oracle Corp.
2.625% due 02/15/2023		3,000	3,003
3.250% due 11/15/2027		1,000	1,007
3.800% due 11/15/2037		600	602
4.000% due 11/15/2047		3,000	3,025

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		1,976	1,882

Pacific Drilling SA
8.375% due 10/01/2023		720	733

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		900	915

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		586	583
5.250% due 08/15/2022		7,254	7,453

Party City Holdings, Inc.
6.625% due 08/01/2026		250	249

Patterson-UTI Energy, Inc.
3.950% due 02/01/2028		100	95

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		1,300	1,332

Pelabuhan Indonesia PT
5.375% due 05/05/2045		2,000	1,977

Pertamina Persero PT
6.500% due 11/07/2048		2,000	2,333

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		11,221	2,654
5.500% due 04/12/2037 ^(d)		47,485	11,230

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
6.350% due 02/12/2048		$4,184	$3,710
6.375% due 02/04/2021		6,090	6,331
6.375% due 01/23/2045		8,800	7,806
6.625% due 06/15/2035		4,210	3,989
6.625% due 06/15/2038		1,400	1,300
6.750% due 09/21/2047		7,321	6,754

Petronas Capital Ltd.
5.250% due 08/12/2019		500	505

Pilgrim’s Pride Corp.
5.875% due 09/30/2027		400	404

Post Holdings, Inc.
5.625% due 01/15/2028		200	199

Qorvo, Inc.
5.500% due 07/15/2026		3,329	3,446

QVC, Inc.
4.450% due 02/15/2025		100	100
5.950% due 03/15/2043		4,800	4,458

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		1,370	1,510
6.332% due 09/30/2027		500	565
6.750% due 09/30/2019		300	306

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,700	1,925
6.250% due 05/15/2026		$1,072	1,089
6.875% due 11/15/2026	EUR	980	1,083
8.250% due 11/15/2026		$2,702	2,658

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		18,025	18,070
6.875% due 02/15/2021		520	522

Rowan Cos., Inc.
7.875% due 08/01/2019		2,259	2,270

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		3,400	3,751

salesforce.com, Inc.
3.250% due 04/11/2023		250	256
3.700% due 04/11/2028		310	325

Sands China Ltd.
4.600% due 08/08/2023		1,300	1,343
5.125% due 08/08/2025		1,600	1,671
5.400% due 08/08/2028		3,600	3,784

SASOL Financing USA LLC
5.875% due 03/27/2024		4,200	4,459

Schaeffler Finance BV
2.500% due 05/15/2020	EUR	4,500	5,066

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		$100	95

Sirius XM Radio, Inc.
3.875% due 08/01/2022		127	127

Spirit Issuer PLC
3.533% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	30	38
3.608% (BP0003M + 2.775%) due 03/28/2025 ~		90	117

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$188	188
4.738% due 09/20/2029		1,000	1,014
5.152% due 09/20/2029		2,200	2,255

Standard Industries, Inc.
4.750% due 01/15/2028		1,200	1,149

Star Merger Sub, Inc.
6.875% due 08/15/2026		1,190	1,219

Starfruit Finco BV
6.500% due 10/01/2026	EUR	1,500	1,693
8.000% due 10/01/2026 (l)		$300	304

Stars Group Holdings BV
7.000% due 07/15/2026		850	888

Stevens Holding Co., Inc.
6.125% due 10/01/2026		240	248

Suzano Austria GmbH
7.000% due 03/16/2047		1,800	2,011

Symantec Corp.
5.000% due 04/15/2025		185	186

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syngenta Finance NV
3.698% due 04/24/2020		$200	$201

T-Mobile USA, Inc.
4.500% due 02/01/2026		100	100
4.750% due 02/01/2028		2,092	2,082

Tech Data Corp.
3.700% due 02/15/2022		114	115
4.950% due 02/15/2027		594	602

Teleflex, Inc.
4.625% due 11/15/2027		200	199

Tencent Holdings Ltd.
2.985% due 01/19/2023		300	299
3.595% due 01/19/2028		1,000	989
3.925% due 01/19/2038		200	192

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		50	50

Time Warner Cable LLC
5.000% due 02/01/2020		200	203

Toll Brothers Finance Corp.
4.875% due 03/15/2027		920	908

Transocean Guardian Ltd.
5.875% due 01/15/2024		9,982	10,182

Transocean Pontus Ltd.
6.125% due 08/01/2025		6,672	6,788

Transocean, Inc.
6.800% due 03/15/2038		2,697	2,131
9.000% due 07/15/2023		3,450	3,691

United Group BV
4.375% due 07/01/2022	EUR	400	462
4.875% due 07/01/2024		400	460

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~		$430	430
3.350% due 08/16/2021		182	185
3.650% due 08/16/2023		1,770	1,818
3.950% due 08/16/2025		260	270

UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	1,370	1,600

ViaSat, Inc.
5.625% due 09/15/2025		$400	385
5.625% due 04/15/2027		310	316

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	2,400	3,155
5.500% due 01/15/2025		5,310	7,098

VMware, Inc.
2.300% due 08/21/2020		$390	387
2.950% due 08/21/2022		330	327
3.900% due 08/21/2027		280	270

VOC Escrow Ltd.
5.000% due 02/15/2028		540	528

Volkswagen Group of America Finance LLC
3.458% (US0003M + 0.770%) due 11/13/2020 ~		2,000	2,007
3.638% (US0003M + 0.940%) due 11/12/2021 ~		1,560	1,563
3.875% due 11/13/2020		800	810
4.000% due 11/12/2021		200	204

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~		536	536

Warner Media LLC
3.800% due 02/15/2027		479	477

WellCare Health Plans, Inc.
5.375% due 08/15/2026		3,735	3,917

West Street Merger Sub, Inc.
6.375% due 09/01/2025		480	469

Western Digital Corp.
4.750% due 02/15/2026		1,500	1,434

Wind Tre SpA
2.625% due 01/20/2023	EUR	3,100	3,382
2.750% due 01/20/2024 •		1,500	1,603

WRKCo, Inc.
3.750% due 03/15/2025		$357	361
4.000% due 03/15/2028		432	438

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyndham Destinations, Inc.
5.400% due 04/01/2024		$8,286	$8,452
5.750% due 04/01/2027		188	187

Wynn Las Vegas LLC
5.500% due 03/01/2025		900	891

Yara International ASA
4.750% due 06/01/2028		910	951

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,816	2,868

			562,936

UTILITIES 5.4%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		4,703	4,724
3.583% (US0003M + 0.890%) due 02/15/2023 ~		476	464
3.737% (US0003M + 0.950%) due 07/15/2021 ~		4,202	4,253
3.777% (US0003M + 1.180%) due 06/12/2024 ~		4,286	4,254
4.500% due 03/09/2048		200	189
4.850% due 03/01/2039		470	473
4.900% due 08/15/2037		1,628	1,649
5.150% due 11/15/2046		200	206
5.150% due 02/15/2050		2,038	2,090
5.300% due 08/15/2058		3,726	3,788

Avangrid, Inc.
3.150% due 12/01/2024		300	297

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		310	309

CNOOC Finance Ltd.
3.000% due 05/09/2023		3,000	2,973

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		200	209

Duke Energy Carolinas LLC
2.950% due 12/01/2026		100	99
3.700% due 12/01/2047		100	98

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		2,000	2,000

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		20	21

Enable Midstream Partners LP
2.400% due 05/15/2019		50	50

Endeavor Energy Resources LP
5.500% due 01/30/2026		200	206

Entergy Corp.
2.950% due 09/01/2026		80	77

EP Energy LLC
7.750% due 05/15/2026		5,828	4,779

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028		2,600	2,681

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		13,700	13,742
6.000% due 11/27/2023		400	424

Gazprom OAO Via Gaz Capital S.A.
3.389% due 03/20/2020	EUR	6,600	7,628
6.510% due 03/07/2022		$10,000	10,674
8.625% due 04/28/2034		5,500	7,101
9.250% due 04/23/2019		200	201

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		780	786

Majapahit Holding BV
7.750% due 01/20/2020		100	104
8.000% due 08/07/2019		200	204

NGPL PipeCo LLC
4.875% due 08/15/2027		1,417	1,436
7.768% due 12/15/2037		439	529

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		2,722	2,691

ONEOK, Inc.
7.500% due 09/01/2023		1,308	1,515

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
3.500% due 10/01/2020 ^(d)		$30	$28
5.125% due 11/15/2043 ^(d)		81	74
5.400% due 01/15/2040 ^(d)		81	77
6.050% due 03/01/2034 ^(d)		164	164

Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		235	261

Perusahaan Listrik Negara PT
6.250% due 01/25/2049		2,000	2,244

Petrobras Global Finance BV
5.299% due 01/27/2025		16,462	16,742
5.999% due 01/27/2028		24,219	24,570
6.125% due 01/17/2022		738	781
6.250% due 12/14/2026	GBP	100	143
7.375% due 01/17/2027		$3,438	3,802
8.750% due 05/23/2026		1,748	2,071

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		309	313

Rio Oil Finance Trust
8.200% due 04/06/2028		1,400	1,519
9.250% due 07/06/2024		11,523	12,589

Southern California Edison Co.
6.650% due 04/01/2029		200	220

Sprint Capital Corp.
6.900% due 05/01/2019		1,594	1,602

Sprint Communications, Inc.
7.000% due 03/01/2020		1,125	1,157
7.000% due 08/15/2020		678	702

Sprint Corp.
7.250% due 09/15/2021		420	442
7.625% due 03/01/2026		1,440	1,465

Talos Production LLC
11.000% due 04/03/2022 (j)		11,930	12,601

Targa Resources Partners LP
6.875% due 01/15/2029		380	415

Thaioil Treasury Center Co. Ltd.
5.375% due 11/20/2048		1,200	1,372

Transocean Phoenix Ltd.
7.750% due 10/15/2024		166	176

Transocean Poseidon Ltd.
6.875% due 02/01/2027		2,607	2,718

Verizon Communications, Inc.
2.625% due 08/15/2026		440	420
3.784% (US0003M + 1.100%) due 05/15/2025 ~		1,960	1,962
4.125% due 03/16/2027		630	660
5.250% due 03/16/2037		1,690	1,908
5.500% due 03/16/2047		960	1,127

Vodafone Group PLC
3.750% due 01/16/2024		339	342
3.769% (US0003M + 0.990%) due 01/16/2024 ~		171	170
5.250% due 05/30/2048		1,000	1,002

			178,763

Total Corporate Bonds & Notes (Cost $1,349,701)			1,337,488

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024		328	467

Total Convertible Bonds & Notes (Cost $612)			467

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021		159	167

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$3,285	$3,338

Total Municipal Bonds & Notes (Cost $3,454)		3,505

U.S. GOVERNMENT AGENCIES 6.1%

Fannie Mae
2.165% due 09/25/2040 •(a)	846	71
2.932% due 10/18/2030 •	2	2
3.000% due 02/01/2047	1,781	1,777
3.315% due 09/25/2037 •(a)	1,029	148
3.500% due 11/01/2045 - 10/01/2048	39,723	40,365
5.000% due 11/01/2035	50	53
6.500% due 06/25/2028	49	52
6.850% due 12/18/2027	27	30

Fannie Mae, TBA
3.000% due 06/01/2040 - 05/01/2049	36,000	35,796
3.500% due 04/01/2049 - 05/01/2049	118,000	119,567

Freddie Mac
2.984% due 09/15/2030 •	9	9
3.364% due 02/25/2045 •	10	10
3.597% due 10/25/2044 •	59	60
3.797% due 07/25/2044 •	102	102
4.606% due 05/01/2023 •	2	2
6.500% due 07/25/2043	6	7

Ginnie Mae
3.375% (H15T1Y + 1.500%) due 03/20/2026 ~	8	8
3.625% (H15T1Y + 1.500%) due 05/20/2026 ~	10	10
3.750% (H15T1Y + 1.500%) due 07/20/2026 ~	8	9
4.125% (H15T1Y + 1.500%) due 11/20/2023 ~	6	6
4.125% due 11/20/2026 - 11/20/2027 •	15	16
6.112% due 09/16/2042 ~	468	465

Small Business Administration
4.340% due 03/01/2024	21	22
5.080% due 11/01/2022	43	43
5.130% due 09/01/2023	3	3
6.900% due 12/01/2020	14	14
7.190% due 12/01/2019	4	4

Total U.S. Government Agencies (Cost $197,553)		198,651

U.S. TREASURY OBLIGATIONS 22.7%

U.S. Treasury Bonds
3.375% due 11/15/2048	56	62
3.625% due 02/15/2044	9,500	10,954
3.750% due 11/15/2043	1,500	1,763

U.S. Treasury Notes
1.125% due 08/31/2021 (n)	57,300	55,798
1.375% due 08/31/2023 (n)(p)	20,700	19,959
1.375% due 09/30/2023	36,800	35,452
1.500% due 02/28/2023	79,900	77,750
1.625% due 10/31/2023	36,000	35,059
1.875% due 01/31/2022	143,700	142,314
2.000% due 06/30/2024	42,600	42,073
2.000% due 08/15/2025 (n)	29,800	29,271
2.125% due 08/15/2021 (n)	141,000	140,584
2.125% due 02/29/2024	17,100	17,010
2.125% due 07/31/2024	34,200	33,978
2.125% due 09/30/2024	22,400	22,240
2.250% due 11/15/2024 (p)	16,300	16,278
2.250% due 12/31/2024	65,000	64,923

Total U.S. Treasury Obligations (Cost $747,054)		745,468

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 6.8%

Adjustable Rate Mortgage Trust
3.907% due 01/25/2036 ^~	$180	$171

American Home Mortgage Assets Trust
2.676% (US0001M + 0.190%) due 05/25/2046 ^~	262	242
2.696% due 10/25/2046 •	700	508

American Home Mortgage Investment Trust
4.435% due 12/25/2035 •	614	369
6.500% due 03/25/2047 Ø	3,576	3,439

Banc of America Funding Trust
4.382% due 09/20/2035 ^~	82	76
4.850% due 03/20/2036 ~	70	68
5.500% due 01/25/2036	160	139
6.000% due 07/25/2037 ^	386	363
6.000% due 08/25/2037 ^	168	156

Banc of America Mortgage Trust
4.359% due 06/25/2035 ~	208	198
4.471% due 11/20/2046 ^~	1,363	1,333
4.542% due 02/25/2036 ^~	23	21
4.871% due 11/25/2034 ~	15	16
5.500% due 12/25/2020	59	60
6.000% due 10/25/2036 ^	160	154

Barclays UBS Trust
2.892% due 06/05/2030	12,800	12,737

Bear Stearns Adjustable Rate Mortgage Trust
4.199% due 08/25/2035 ^~	830	775
4.247% due 02/25/2036 ^~	618	583
4.350% due 01/25/2035 ~	14	14
4.440% due 02/25/2033 ~	3	3
4.459% due 01/25/2035 ~	426	424
4.734% due 02/25/2033 ~	3	3
4.743% due 01/25/2034 ~	9	9
4.886% due 01/25/2034 ~	2	2

Bear Stearns ALT-A Trust
2.826% due 08/25/2036 ^•	982	1,052
3.906% due 08/25/2036 ^~	350	290
3.960% due 11/25/2036 ^~	3,074	2,566
3.982% due 11/25/2036 ^~	178	160
4.095% due 11/25/2036 ~	195	181
4.262% due 09/25/2035 ^~	616	511
4.263% due 03/25/2036 ^~	292	249
4.568% due 05/25/2035 ~	157	159

Chase Mortgage Finance Trust
5.500% due 11/25/2035	562	541
5.500% due 07/25/2037 ^	1,522	763

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.696% due 10/25/2046 •	4,659	4,631
2.736% due 01/25/2036 •	252	244

Citigroup Global Markets Mortgage Securities, Inc.
2.986% due 05/25/2032 •	12	12

Citigroup Mortgage Loan Trust
4.273% due 09/25/2037 ^~	518	501
4.323% due 09/25/2037 ^~	308	301
4.455% due 08/25/2035 ^~	56	43
4.490% due 05/25/2035 •	44	44
4.578% due 04/25/2037 ^~	310	272
4.820% due 10/25/2035 •	217	221
4.970% due 10/25/2035 ^•	397	403

Citigroup Mortgage Loan Trust, Inc.
4.174% due 05/25/2035 ~	413	417
5.129% due 03/25/2034 ~	21	21

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	970	947

Countrywide Alternative Loan Trust
2.606% due 06/25/2036 •	3,759	3,520
2.666% due 04/25/2046 •	10,527	9,410
2.683% due 12/20/2046 ^•	1,460	1,302
2.686% due 02/25/2036 •	7,063	6,365
2.698% due 07/20/2046 ^•	577	450
2.768% due 09/20/2046 •	442	259
2.818% due 11/20/2035 •	4,315	4,179
3.397% due 12/25/2035 •	152	138
4.180% due 10/25/2035 ^~	33	29
4.465% due 02/25/2037 ^~	1,042	1,016
5.500% due 11/25/2035 ^	1,005	885

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/25/2035 ^		$672	$589
5.500% due 01/25/2036		228	198
5.750% due 02/25/2035		558	536
5.750% due 03/25/2037 ^•		145	123
6.000% due 02/25/2037 ^		3,463	2,271
6.250% due 11/25/2036 ^		1,250	1,089
6.250% due 12/25/2036 ^•		635	466
6.250% due 08/25/2037 ^		4,171	3,453

Countrywide Home Loan Mortgage Pass-Through Trust
2.786% due 04/25/2046 ^•		25	2
2.946% due 05/25/2035 •		122	112
4.329% due 04/20/2035 ~		72	72
4.466% due 07/20/2034 ~		269	262
4.696% due 10/19/2032 ~		2	2
4.880% due 02/25/2034 ~		196	197
5.500% due 01/25/2035		347	351
5.500% due 09/25/2035 ^		318	315
5.500% due 12/25/2035 ^		374	325
6.000% due 05/25/2036 ^		262	214
6.000% due 01/25/2037 ^		4,751	3,916

Countrywide Home Loan Reperforming REMIC Trust
2.826% due 06/25/2035 •		108	105

Credit Suisse First Boston Mortgage Securities Corp.
4.016% due 06/25/2033 ~		127	127
6.000% due 01/25/2036 ^		971	739

Credit Suisse Mortgage Capital Certificates
4.050% due 09/26/2047 ~		138	139
4.099% due 02/26/2036 ~		116	116

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.666% due 06/25/2037 ^•		450	435
3.738% due 10/25/2035 ~		55	49
5.500% due 12/25/2035 ^		372	335

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.300% due 07/25/2036 ^Ø		152	136

Dragon Finance BV
1.911% due 07/13/2023 •	GBP	4,341	5,465

EMF-NL Prime BV
0.492% due 04/17/2041 •	EUR	1,200	1,293

Eurosail PLC
0.142% due 09/10/2044 •		4,400	4,366
1.543% due 09/13/2045 •	GBP	8,293	10,345
1.793% due 06/13/2045 •		8,808	11,380

First Horizon Asset Securities, Inc.
4.586% due 02/25/2036 ~		$171	164

First Horizon Mortgage Pass-Through Trust
4.537% due 02/25/2035 ~		187	189
5.750% due 02/25/2036 ^		109	93
5.750% due 05/25/2037 ^		848	631

GMAC Mortgage Corp. Loan Trust
4.169% due 11/19/2035 ~		116	110
4.251% due 04/19/2036 ^~		59	54

GreenPoint Mortgage Funding Trust
3.026% due 11/25/2045 •		50	43

GreenPoint Mortgage Funding Trust Pass-Through Certificates
5.164% due 10/25/2033 ~		184	184

GSR Mortgage Loan Trust
3.844% due 06/25/2034 ~		40	39
4.191% due 11/25/2035 ^~		91	75
4.259% due 05/25/2035 ~		369	360
4.276% due 05/25/2034 ~		294	297
4.408% due 01/25/2036 ^~		98	99
4.460% due 11/25/2035 ~		614	614
4.791% due 09/25/2035 ~		34	35
6.000% due 02/25/2036 ^		1,760	1,445
6.000% due 03/25/2037 ^		360	313
6.000% due 05/25/2037 ^		113	104

HarborView Mortgage Loan Trust
2.672% due 09/19/2037 •		563	539
2.672% due 01/19/2038 •		782	750
3.311% due 06/19/2036 ^~		171	120

HomeBanc Mortgage Trust
2.746% due 01/25/2036 •		339	337
3.443% due 04/25/2037 ^~		72	67

IndyMac Mortgage Loan Trust
2.756% due 06/25/2037 ^•		159	150
2.966% due 07/25/2035 •		54	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.502% due 07/25/2037 ~	$136	$113
3.896% due 06/25/2036 ~	372	347
3.952% due 08/25/2036 ~	78	64

JPMorgan Alternative Loan Trust
2.626% due 03/25/2037 •	912	881
2.706% due 09/25/2036 ^•	127	127

JPMorgan Chase Commercial Mortgage Securities Trust
5.585% due 01/12/2043 ~	5,245	5,240

JPMorgan Mortgage Trust
3.674% due 07/27/2037 ~	1,258	1,264
3.756% due 06/25/2037 ^~	1,816	1,592
4.274% due 06/25/2036 ^~	108	98
4.320% due 08/25/2035 ^~	389	378
4.327% due 07/25/2035 ~	58	59
4.384% due 04/25/2036 ^~	373	343
4.430% due 07/25/2035 ~	50	50
4.688% due 04/25/2035 ~	636	647
5.750% due 01/25/2036 ^	286	221

Lehman XS Trust
2.646% due 03/25/2047 ^•	337	332
2.666% due 07/25/2037 ^•	572	512

MASTR Adjustable Rate Mortgages Trust
2.726% due 05/25/2037 •	128	76
3.137% due 01/25/2047 ^•	736	1,076
3.166% due 05/25/2047 ^•	318	333
4.110% due 08/25/2034 ~	14	13
4.134% due 11/25/2033 ~	21	21

MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•	515	104

Merrill Lynch Alternative Note Asset Trust
4.094% due 06/25/2037 ^~	163	126

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •	1,310	1,261
3.218% due 05/25/2034 ~	179	172
4.155% due 12/25/2035 ~	1,041	968
4.671% due 11/25/2035 •	107	110

Morgan Stanley Mortgage Loan Trust
3.691% due 11/25/2037 ~	1,041	886
4.275% due 07/25/2035 ^~	270	257
6.000% due 10/25/2037 ^	4,821	3,899

MortgageIT Securities Corp. Mortgage Loan Trust
2.986% due 09/25/2037 •	8,446	8,073

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047 Ø	148	152

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.866% due 12/25/2035 •	988	928

Prime Mortgage Trust
2.986% due 02/25/2035 •	392	378

RBSGC Structured Trust
5.500% due 11/25/2035 ^	2,777	2,585

RBSSP Resecuritization Trust
2.984% due 09/26/2034 •	7	7
2.984% due 04/26/2037 •	163	162
6.500% due 10/26/2036 ~	1,906	1,771

Residential Accredit Loans, Inc. Trust
2.586% due 05/25/2037 •	465	429
2.676% due 07/25/2036 •	195	180
2.686% due 12/25/2046 ^•	281	250
2.716% due 05/25/2037 ^•	69	48
4.440% due 02/25/2035 ^~	95	83
4.725% due 03/25/2035 ^~	190	179
5.437% due 02/25/2036 ^~	134	119
6.000% due 06/25/2036 ^	111	102
6.000% due 05/25/2037 ^	96	87
6.500% due 07/25/2036	475	444

Residential Asset Securitization Trust
2.886% due 01/25/2046 ^•	930	445
6.000% due 02/25/2036	397	288
6.250% due 09/25/2037 ^	2,022	1,262

Residential Funding Mortgage Securities, Inc. Trust
4.489% due 09/25/2035 ^~	201	167
4.806% due 02/25/2036 ^~	466	431
6.000% due 10/25/2036 ^	500	467

Structured Adjustable Rate Mortgage Loan Trust
2.686% due 04/25/2047 •	699	643

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.893% due 09/25/2036 ^~		$1,554	$1,206
4.095% due 01/25/2035 ~		439	436
4.498% due 03/25/2036 ^~		84	76
4.567% due 09/25/2035 ~		1,951	1,888
4.578% due 05/25/2036 ^~		1,623	1,558

Structured Asset Mortgage Investments Trust
2.706% due 05/25/2036 •		1,333	1,221
2.746% due 05/25/2046 ^•		28	44
3.142% due 09/19/2032 •		21	20

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.410% due 06/25/2033 ~		134	133

Structured Asset Securities Corp. Trust
5.500% due 12/25/2034		38	38

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	3,100	4,039

Uropa Securities PLC
1.043% due 06/10/2059 •		10,305	12,844
1.193% due 06/10/2059 •		2,381	2,919
1.393% due 06/10/2059 •		1,862	2,284
1.593% due 06/10/2059 •		1,984	2,440

Wachovia Mortgage Loan Trust LLC
4.185% due 08/20/2035 ^~		$455	428
4.671% due 10/20/2035 ~		58	55

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 02/27/2034 •		27	27
2.625% due 07/25/2046 •		823	809
2.625% due 10/25/2046 •		194	186
2.746% due 11/25/2045 •		994	987
2.756% due 12/25/2045 •		829	829
2.806% due 08/25/2045 •		669	667
3.097% due 02/25/2047 ^•		592	562
3.142% due 12/25/2046 •		286	283
3.147% due 06/25/2047 ^•		86	35
3.277% due 10/25/2046 ^•		1,066	1,008
3.397% due 08/25/2046 •		2,277	2,144
3.597% due 11/25/2042 •		2	2
3.674% due 12/25/2036 ^~		393	381
3.797% due 06/25/2042 •		3	3
3.797% due 08/25/2042 •		4	4
3.857% due 09/25/2036 ^~		336	321
3.912% due 02/25/2037 ^~		2,741	2,667
4.346% due 09/25/2033 ~		3,187	3,269

Washington Mutual Mortgage Pass-Through Certificates Trust
2.726% due 01/25/2047 ^•		608	549
3.237% due 05/25/2047 ^•		58	13
3.797% due 02/25/2033 ~		1	1
4.331% due 09/25/2036 Ø		20,215	9,169

Wells Fargo Mortgage-Backed Securities Trust
2.986% due 07/25/2037 ^•		135	121
4.420% due 05/25/2036 ^~		191	197
4.532% due 10/25/2035 ~		207	209
4.542% due 07/25/2036 ^~		94	94
4.601% due 09/25/2033 ~		46	47
4.793% due 11/25/2037 ^~		694	669
4.796% due 06/25/2035 ~		280	290
4.954% due 03/25/2036 ~		638	651
4.974% due 12/25/2034 ~		70	72
5.081% due 04/25/2036 ^~		49	48
5.086% due 04/25/2035 ~		55	56
5.145% due 04/25/2035 ~		316	324
5.178% due 07/25/2036 ^~		278	280
5.500% due 03/25/2036		1,306	1,316
5.750% due 05/25/2036 ^		399	389
6.000% due 04/25/2037 ^		483	487

Total Non-Agency Mortgage-Backed Securities (Cost $211,747)			222,378

ASSET-BACKED SECURITIES 5.1%

ACE Securities Corp. Home Equity Loan Trust
2.786% due 02/25/2036 •		448	443

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		646	654

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.936% due 01/25/2036 •		3,222	3,193

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ares CLO Ltd.
3.963% due 04/17/2026 •	$546	$546

Argent Securities Trust
2.756% due 05/25/2036 •	666	251

Asset-Backed Funding Certificates Trust
2.646% due 01/25/2037 •	782	511
2.706% due 01/25/2037 •	3,346	2,206
3.086% due 10/25/2034 •	608	611

B2R Mortgage Trust
2.567% due 06/15/2049	6,581	6,500

Bear Stearns Asset-Backed Securities Trust
2.596% due 02/25/2037 •	150	160
2.976% due 09/25/2035 •	1,000	992
3.286% due 10/27/2032 •	30	30
3.486% due 10/25/2037 •	315	316
3.536% due 08/25/2037 •	384	338
3.736% due 08/25/2037 •	949	947

Carrington Mortgage Loan Trust
2.946% due 06/25/2035 •	351	353
3.311% due 02/25/2035 •	4,108	4,116

Citigroup Mortgage Loan Trust
2.736% due 08/25/2036 •	2,977	2,926
6.750% due 05/25/2036 Ø	219	162

Countrywide Asset-Backed Certificates
2.656% due 06/25/2047 •	300	298
2.666% due 06/25/2047 •	606	602
2.706% due 09/25/2037 ^•	198	167
2.746% due 11/25/2037 •	4,227	3,981
2.836% due 11/25/2036 •	1,150	930
4.672% due 10/25/2046 ^~	573	554
4.756% due 07/25/2036 ~	1,300	1,328
5.430% due 02/25/2033 ^~	266	244

Countrywide Asset-Backed Certificates Trust
2.636% due 02/25/2037 •	154	154
2.646% due 09/25/2046 •	73	72
6.095% due 08/25/2035 Ø	551	563

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^Ø	340	140

Fieldstone Mortgage Investment Trust
2.650% due 11/25/2036 •	1,201	773

First Franklin Mortgage Loan Trust
2.626% due 09/25/2036 •	91	90
2.726% due 10/25/2036 •	1,361	1,045
3.761% due 07/25/2034 •	439	441

First NLC Trust
2.626% due 08/25/2037 •	190	114
2.766% due 08/25/2037 •	126	77

Flagship Credit Auto Trust
1.930% due 12/15/2021	61	61

GSAA Home Equity Trust
2.656% due 09/25/2036 •	1,239	546
2.726% due 11/25/2036 •	16,733	9,463
2.786% due 03/25/2037 •	272	161

GSAA Trust
2.786% (US0001M + 0.300%) due 05/25/2047 ~	235	190

Home Equity Asset Trust
2.766% due 08/25/2036 •	817	813

Home Equity Mortgage Loan Asset-Backed Trust
2.626% due 11/25/2036 •	9,393	8,888
2.726% due 11/25/2036 •	1,942	1,587
2.926% due 03/25/2036 •	6,000	5,701

Jamestown CLO Ltd.
3.477% due 07/15/2026 •	2,690	2,682

JPMorgan Mortgage Acquisition Corp.
2.826% due 02/25/2036 ^•	10,000	9,800

JPMorgan Mortgage Acquisition Trust
2.636% due 07/25/2036 •	1,246	734

Limerock CLO LLC
3.961% due 10/20/2026 •	883	881

Long Beach Mortgage Loan Trust
3.246% due 08/25/2045 •	338	340

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •	1,000	989

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Specialized Loan Trust
3.236% due 11/25/2035 •		$3,846	$3,787

Merrill Lynch Mortgage Investors Trust
2.556% due 04/25/2047 •		1,407	835
2.746% due 03/25/2037 •		1,811	1,592
2.806% due 03/25/2037 •		946	837

Monroe Capital BSL CLO Ltd.
3.783% due 05/22/2027 •		13,800	13,799

Morgan Stanley ABS Capital, Inc. Trust
2.576% due 01/25/2037 •		641	359
2.586% due 09/25/2036 •		1,811	899
2.626% due 10/25/2036 •		2,358	1,458
2.706% due 10/25/2036 •		1,429	893
4.061% due 09/25/2034 •		1,071	1,072

Morgan Stanley Home Equity Loan Trust
2.836% due 04/25/2037 •		216	143

Morgan Stanley Mortgage Loan Trust
2.846% due 04/25/2037 •		282	135
5.726% due 10/25/2036 ^Ø		257	127

National Collegiate Student Loan Trust
2.756% due 09/25/2029 •		1,348	1,345

New Century Home Equity Loan Trust
2.816% due 02/25/2036 •		713	715

OneMain Financial Issuance Trust
4.100% due 03/20/2028		382	383

Option One Mortgage Loan Trust
2.626% due 03/25/2037 •		398	359
2.706% due 01/25/2037 •		503	321

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.446% due 03/25/2035 •		14,314	14,337

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 Ø		929	412

Residential Asset Securities Corp. Trust
2.646% due 06/25/2036 •		69	69
3.581% due 03/25/2035 •		634	628

Saxon Asset Securities Trust
4.342% due 08/25/2035 Ø		21	22

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^		205	69
2.776% due 12/25/2035 •		820	805
3.066% due 11/25/2035 •		349	347

SG Mortgage Securities Trust
2.696% due 10/25/2036 •		2,000	1,600

SLM Private Education Loan Trust
3.634% due 01/15/2026 •		461	461

SMB Private Education Loan Trust
2.750% due 07/15/2027		6,883	6,873

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026		148	148

SoFi Professional Loan Program LLC
3.586% due 10/27/2036 •		3,798	3,831

Soundview Home Loan Trust
2.636% due 06/25/2037 •		3,731	2,627
2.746% due 02/25/2037 •		1,520	590

Specialty Underwriting & Residential Finance Trust
2.786% due 12/25/2036 •		750	736

Structured Asset Investment Loan Trust
2.636% due 09/25/2036 •		683	655
2.646% due 05/25/2036 •		950	894
3.206% due 05/25/2035 •		1,277	1,283
3.286% due 07/25/2034 •		9,691	9,575
3.386% due 04/25/2035 •		11,000	10,990

Venture CLO Ltd.
3.667% due 04/15/2027		1,000	992

Total Asset-Backed Securities (Cost $157,511)			166,667

SOVEREIGN ISSUES 12.3%

Argentina Government International Bond
3.380% due 12/31/2038 Ø	EUR	5,000	3,200
3.875% due 01/15/2022		74,720	71,480
5.250% due 01/15/2028		2,000	1,664

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 01/11/2028		$1,500	$1,155
6.875% due 01/11/2048		830	613
7.820% due 12/31/2033	EUR	2,202	2,157
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	93,761	2,102
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		7,609	196

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,550	1,880
4.950% due 02/11/2020		100	116

Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		$1,000	1,007

Costa Rica Government International Bond
9.995% due 08/01/2020		500	526

Dominican Republic International Bond
5.500% due 01/27/2025		7,000	7,219
5.875% due 04/18/2024		9,300	9,765
6.000% due 07/19/2028		2,100	2,210
6.500% due 02/15/2048		1,100	1,137

Ecuador Government International Bond
7.875% due 01/23/2028		6,000	5,729
10.750% due 01/31/2029		1,640	1,813

Egypt Government International Bond
4.750% due 04/16/2026	EUR	2,600	2,884
5.577% due 02/21/2023		$8,900	8,854
5.625% due 04/16/2030	EUR	850	919

Ghana Government International Bond
7.875% due 03/26/2027		$2,380	2,407
8.125% due 03/26/2032		1,000	998
8.950% due 03/26/2051		2,000	2,010

Guatemala Government International Bond
5.750% due 06/06/2022		5,000	5,244

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	700	839
4.100% due 04/24/2028		$2,600	2,645
6.625% due 02/17/2037		2,400	2,942
6.750% due 01/15/2044		2,300	2,954

Israel Government International Bond
4.125% due 01/17/2048		800	830

Kazakhstan Government International Bond
1.550% due 11/09/2023	EUR	1,500	1,738
2.375% due 11/09/2028		3,200	3,722

Kenya Government International Bond
8.250% due 02/28/2048		$1,500	1,523

Kuwait International Government Bond
2.750% due 03/20/2022		3,715	3,718
3.500% due 03/20/2027		14,915	15,266

Mexico Government International Bond
4.750% due 03/08/2044		23,930	23,559
6.750% due 09/27/2034		400	489

Mongolia Government International Bond
5.625% due 05/01/2023		1,600	1,620

Nigeria Government International Bond
6.500% due 11/28/2027		900	892
7.143% due 02/23/2030		1,400	1,403
7.625% due 11/21/2025		6,400	6,841

Oman Government International Bond
5.625% due 01/17/2028		5,000	4,699
6.750% due 01/17/2048		1,000	891

Pakistan Government International Bond
6.875% due 12/05/2027		2,000	1,980

Panama Government International Bond
6.700% due 01/26/2036		7,100	9,301

Paraguay Government International Bond
5.600% due 03/13/2048		2,200	2,362

Peru Government International Bond
6.950% due 08/12/2031	PEN	15,000	5,099
8.750% due 11/21/2033		$9,340	14,664

Perusahaan Penerbit SBSN Indonesia
4.450% due 02/20/2029		3,000	3,090

Qatar Government International Bond
3.375% due 03/14/2024		1,200	1,213
3.875% due 04/23/2023		4,500	4,637

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 03/14/2029		$1,200	$1,239
4.500% due 04/23/2028		3,100	3,319
4.817% due 03/14/2049		1,800	1,897
5.103% due 04/23/2048		600	659

Romanian Government International Bond
4.625% due 04/03/2049 (b)	EUR	2,480	2,880

Saudi Government International Bond
2.875% due 03/04/2023		$3,000	2,976
4.500% due 10/26/2046		24,000	23,499

Senegal Government International Bond
4.750% due 03/13/2028	EUR	700	778
6.250% due 05/23/2033		$1,700	1,637

South Africa Government International Bond
5.875% due 06/22/2030		1,100	1,129

Sri Lanka Government International Bond
6.200% due 05/11/2027		800	770
7.850% due 03/14/2029		1,800	1,883

Turkey Government International Bond
4.625% due 03/31/2025	EUR	3,900	4,261
5.125% due 02/17/2028		$9,000	7,729
5.625% due 03/30/2021		31,700	31,381
5.750% due 05/11/2047		2,000	1,594
6.125% due 10/24/2028		10,600	9,665
7.250% due 12/23/2023		2,000	2,019
7.625% due 04/26/2029		5,800	5,758

Ukraine Government International Bond
7.750% due 09/01/2021		8,000	7,962
7.750% due 09/01/2022		14,120	14,009
7.750% due 09/01/2023		3,300	3,219

Uruguay Government International Bond
4.375% due 01/23/2031		830	872
5.100% due 06/18/2050		7,250	7,730
7.625% due 03/21/2036		1,100	1,519

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)		2,700	790
8.250% due 10/13/2024 ^(d)		2,700	813

Vietnam Government International Bond
5.500% due 03/12/2028		4,857	4,912

Total Sovereign Issues (Cost $419,103)			403,101

		SHARES
COMMON STOCKS 0.2%

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment Corp. (e)		68,046	592

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		59,198	4

			596

ENERGY 0.2%

Dommo Energia S.A. «(e)(j)		24,579,282	3,799

Dommo Energia S.A. SP - ADR «(e)		5,233	106

			3,905

FINANCIALS 0.0%

Hipotecaria Su Casita S.A. «		157,773	0

UTILITIES 0.0%

Eneva S.A. (j)		54,804	259

Eneva S.A. (e)(j)		19,927	94

			353

Total Common Stocks (Cost $5,781)			4,854

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Nationwide Building Society
10.250% ~		7,000	$1,327

Total Preferred Securities (Cost $1,164)			1,327

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

CERTIFICATES OF DEPOSIT 0.3%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$2,276	2,280

Lloyds Bank Corporate Markets PLC
3.102% (US0003M + 0.500%) due 09/24/2020 ~		800	801
3.297% (US0003M + 0.500%) due 10/26/2020 ~		6,200	6,202

			9,283

REPURCHASE AGREEMENTS (k) 0.0%
			728

ARGENTINA TREASURY BILLS 0.0%
44.225% due 04/12/2019 - 05/31/2019 (f)(g)	ARS	34,556	908

Total Short-Term Instruments (Cost $11,038)			10,919

Total Investments in Securities (Cost $3,231,598)			3,220,377

		SHARES
INVESTMENTS IN AFFILIATES 5.9%

SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%

PIMCO Short Asset Portfolio		3,069,947	30,543

PIMCO Short-Term Floating NAV Portfolio III		16,646,656	164,619

Total Short-Term Instruments (Cost $195,281)			195,162

Total Investments in Affiliates (Cost $195,281)			195,162

Total Investments 104.1% (Cost $3,426,879)			$3,415,539

Financial Derivative Instruments (m)(o) 0.2% (Cost or Premiums, net $19,161)			8,232

Other Assets and Liabilities, net (4.3)%			(142,025)

Net Assets 100.0%			$3,281,746

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$639	$3,799	0.12%
Eneva S.A.	12/21/2017 - 03/25/2019	347	353	0.01
Talos Production LLC 11.000% due 04/03/2022	08/28/2018 - 10/16/2018	12,585	12,601	0.38

		$13,571	$16,753	0.51%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$728	U.S. Treasury Notes 1.125% due 06/30/2021	$(744)	$728	$728

Total Repurchase Agreements						$(744)	$728	$728

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	1.900%	01/29/2019	TBD	(3)	$(1,658)	$(1,663)
BRC	(1.000)	02/07/2019	TBD	(3)	(274)	(274)

Total Reverse Repurchase Agreements						$(1,937)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(1,663)	$0	$(1,663)	$1,739	$76
BRC	0	(274)	0	(274)	304	30
FICC	728	0	0	728	(744)	(16)
GRE	0	0	0	0	(1)	(1)

Total Borrowings and Other Financing Transactions	$728	$(1,937)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,937)	$(1,937)

Total Borrowings	$0	$0	$0	$(1,937)	$(1,937)

Payable for reverse repurchase agreements					$(1,937)

(l)	Securities with an aggregate market value of $2,367 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(8,317) at a weighted average interest rate of 1.188%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	724	$	176,602	$(543)	$0	$(90)
90-Day Eurodollar March Futures	03/2020	513		125,281	(180)	0	(96)
Euro-BTP Italy Government Bond June Futures	06/2019	46		6,681	158	0	(22)
Euro-Bund 10-Year Bond June Futures	06/2019	46		8,583	183	0	(13)
U.S. Treasury 5-Year Note June Futures	06/2019	1,223		141,658	1,230	0	(277)
U.S. Treasury 10-Year Note June Futures	06/2019	827		103,970	1,625	0	(233)
U.S. Treasury 30-Year Bond June Futures	06/2019	74		11,075	258	0	(28)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	143		24,024	971	0	(54)

					$3,702	$0	$(813)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Buxl 30-Year Bond June Futures	06/2019	15	$	(3,225)	$(158)	$21	$0

Total Futures Contracts					$3,544	$21	$(813)

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.384%	$	9,200	$194	$12	$206	$2	$0
Enbridge, Inc.	1.000	Quarterly	12/20/2022	0.432		200	0	4	4	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2019	0.314		1,500	188	(134)	54	1	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2022	0.793		100	20	(5)	15	0	0
Navient Corp.	5.000	Quarterly	12/20/2021	1.566		4,650	33	392	425	0	(5)
Volkswagen International Finance NV	1.000	Quarterly	12/20/2020	0.398	EUR	900	1	10	11	0	(1)
Volkswagen International Finance NV	1.000	Quarterly	12/20/2021	0.585		100	(1)	2	1	0	0

							$435	$281	$716	$3	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$120,266	$7,543	$1,067	$8,610	$267	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	98,735	3,619	3,120	6,739	358	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	331,500	20,030	2,557	22,587	1,409	0
CDX.IG-26 5-Year Index	1.000	Quarterly	06/20/2021	3,000	41	9	50	1	0
CDX.IG-27 5-Year Index	1.000	Quarterly	12/20/2021	2,300	35	7	42	1	0
CDX.IG-30 5-Year Index	1.000	Quarterly	06/20/2023	9,600	142	51	193	7	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	378,300	5,096	2,366	7,462	450	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	9,300	149	21	170	15	0

					$36,655	$9,198	$45,853	$2,508	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	34,600	$(397)	$1,343	$946	$0	$(73)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	34,600	1,308	226	1,534	11	0
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024	EUR	126,600	528	642	1,170	0	(253)
Pay(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		18,800	165	259	424	0	(80)

							$1,604	$2,470	$4,074	$11	$(406)

Total Swap Agreements							$38,694	$11,949	$50,643	$2,522	$(412)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$21	$2,522	$2,543	$0	$(813)	$(412)	$(1,225)

(n)

Securities with an aggregate market value of $46,060 and cash of $5,263 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	EUR	199,982		$228,256	$3,926	$0

BPS	04/2019	ARS	15,266		388	36	0
	04/2019		$399	ARS	17,217	0	(3)
	05/2019	ARS	951		$21	0	0
	08/2019	MXN	358,408		18,267	186	0

BRC	04/2019		358,530		18,849	417	0
	05/2019		$18,761	MXN	358,530	0	(418)

CBK	04/2019	DKK	1,335		$205	5	0
	04/2019	GBP	80,218		105,687	1,207	0
	04/2019		$3,396	EUR	3,007	0	(22)
	04/2019		1,032	GBP	785	0	(10)
	04/2019		18,674	MXN	358,530	0	(241)
	06/2019	MXN	358,408		$18,240	23	0

FBF	04/2019	ARS	13,788		318	0	0
	04/2019	CNH	3,965		565	0	(25)
	04/2019		$347	ARS	13,788	0	(29)

GLM	04/2019	ARS	4,280		$99	0	0
	04/2019		$98	ARS	4,280	1	0
	04/2019		6,542	EUR	5,777	0	(62)
	05/2019	ARS	4,280		$93	0	(1)
	05/2019		$445	ARS	19,704	0	(11)

HUS	04/2019	ARS	3,753		$88	2	0
	04/2019	TRY	637		114	3	0
	04/2019		$202	ARS	8,975	1	0
	04/2019		590	CNH	3,965	0	0
	05/2019		13	ARS	599	0	0
	06/2019	CNH	3,965		$590	0	0

JPM	04/2019		$1,020	GBP	768	0	(20)
	05/2019	EUR	191,198		$215,245	205	0
	07/2019	DKK	1,335		202	0	0

MSB	05/2019		$22	ARS	927	0	(1)

SCX	04/2019	RUB	747,935		$11,645	271	0
	04/2019		$104,144	GBP	78,665	0	(1,686)
	05/2019	GBP	78,665		$104,301	1,684	0
	06/2019	IDR	1,972,692		138	2	0

TOR	08/2019		$18,270	MXN	358,408	0	(190)

UAG	04/2019		11,363	RUB	754,461	110	0

Total Forward Foreign Currency Contracts						$8,079	$(2,719)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GST	Put - OTC CDX.HY-31 5-Year Index	Sell	101.000%	04/17/2019	215,000	$(664)	$(18)

Total Written Options						$(664)	$(18)

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	12/20/2021	0.949%	$	41,900	$(1,508)	$1,578	$70	$0

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.645		8,600	(128)	226	98	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		2,300	(24)	16	0	(8)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		1,200	(19)	8	0	(11)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.505		5,000	(451)	398	0	(53)
	Telecom Italia SpA	1.000	Quarterly	12/20/2022	1.875	EUR	6,400	(95)	(132)	0	(227)

BRC	Brazil Government International Bond	1.000	Quarterly	03/20/2023	1.398	$	2,800	(151)	110	0	(41)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	1.034		3,500	(13)	9	0	(4)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.505		10,000	(901)	795	0	(106)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		700	(67)	54	0	(13)

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.237		400	(11)	7	0	(4)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.754		21,200	(277)	470	193	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		16,500	(168)	107	0	(61)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		1,800	(30)	13	0	(17)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862		100	(5)	17	12	0
	Turkey Government International Bond	1.000	Quarterly	03/20/2020	3.488		16,600	(769)	380	0	(389)

DUB	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.941		16,000	(242)	289	47	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.505		12,700	(1,137)	1,003	0	(134)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		700	(66)	53	0	(13)

FBF	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.093		2,150	(83)	80	0	(3)
	Univision Communications, Inc.	5.000	Quarterly	09/20/2019	1.003		1,000	(110)	131	21	0

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.973		21,000	(314)	346	32	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.941		52,500	(775)	929	154	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.955		9,300	(86)	106	20	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		2,600	(240)	191	0	(49)
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.098		9,100	(199)	171	0	(28)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984		19,500	(832)	(69)	0	(901)
	Univision Communications, Inc.	5.000	Quarterly	09/20/2019	1.003		4,150	(456)	542	86	0

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2023	1.398		50	(3)	2	0	(1)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614		2,400	(83)	20	0	(63)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751		5,200	(152)	(32)	0	(184)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		16,300	(262)	201	0	(61)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		21,700	(349)	144	0	(205)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		1,900	(18)	11	0	(7)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		300	(5)	2	0	(3)
	Philippines Government International Bond	1.000	Quarterly	06/20/2022	0.351		25,400	244	279	523	0

MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.093		4,500	(147)	141	0	(6)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
NGF	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.092%	$	300	$(4)	$3	$0	$(1)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.549		2,000	14	15	29	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196		21,200	(1,305)	1,222	0	(83)
	Turkey Government International Bond	1.000	Quarterly	12/20/2021	3.923		600	(55)	12	0	(43)

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	1.900		600	35	(5)	30	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		18,900	(1,385)	1,217	0	(168)

								$(12,632)	$11,060	$1,315	$(2,887)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
DUB	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$	2,800	$(155)	$180	$25	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		9,000	(192)	238	46	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		63,200	(2,417)	2,972	555	0

MEI	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		17,600	(712)	867	155	0

MYC	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		53,100	(2,127)	2,593	466	0

UAG	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		8,100	(329)	400	71	0

							$(5,932)	$7,250	$1,318	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	$1,600	$(11)	$24	$13	$0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	23,800	(165)	417	252	0

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	19,900	(107)	1,374	1,267	0

SOG	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	5,400	(22)	316	294	0

								$(305)	$2,131	$1,826	$0

Total Swap Agreements								$(18,869)	$20,441	$4,459	$(2,887)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
BOA	$3,926	$0	$83	$4,009	$0	$0	$0	$0	$4,009	$(3,680)	$329
BPS	222	0	98	320	(3)	0	(299)	(302)	18	80	98
BRC	417	0	0	417	(418)	0	(164)	(582)	(165)	268	103
CBK	1,235	0	205	1,440	(273)	0	(471)	(744)	696	6	702
DUB	0	0	72	72	0	0	(147)	(147)	(75)	117	42
FBF	0	0	21	21	(54)	0	(3)	(57)	(36)	0	(36)
GLM	1	0	0	1	(74)	0	0	(74)	(73)	0	(73)
GST	0	0	1,145	1,145	0	(18)	(978)	(996)	149	306	455
HUS	6	0	0	6	0	0	(514)	(514)	(508)	589	81
JPM	205	0	1,790	1,995	(20)	0	(10)	(30)	1,965	(1,520)	445
MEI	0	0	155	155	0	0	0	0	155	0	155
MSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
MYC	$0	$0	$466	$466	$0	$0	$(6)	$(6)	$460	$(661)	$(201)
NGF	0	0	29	29	0	0	(127)	(127)	(98)	0	(98)
SCX	1,957	0	0	1,957	(1,686)	0	0	(1,686)	271	0	271
SOG	0	0	294	294	0	0	0	0	294	(340)	(46)
TOR	0	0	0	0	(190)	0	0	(190)	(190)	0	(190)
UAG	110	0	101	211	0	0	(168)	(168)	43	(270)	(227)

Total Over the Counter	$8,079	$0	$4,459	$12,538	$(2,719)	$(18)	$(2,887)	$(5,624)

(p)

Securities with an aggregate market value of $1,565 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	2,511	0	0	11	2,522

	$0	$2,511	$0	$0	$32	$2,543

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,079	$0	$8,079
Swap Agreements	0	2,633	0	0	1,826	4,459

	$0	$2,633	$0	$8,079	$1,826	$12,538

	$0	$5,144	$0	$8,079	$1,858	$15,081

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$813	$813
Swap Agreements	0	6	0	0	406	412

	$0	$6	$0	$0	$1,219	$1,225

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,719	$0	$2,719
Written Options	0	18	0	0	0	18
Swap Agreements	0	2,887	0	0	0	2,887

	$0	$2,905	$0	$2,719	$0	$5,624

	$0	$2,911	$0	$2,719	$1,219	$6,849

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,255	$2,255
Swap Agreements	0	28,152	0	0	6,439	34,591

	$0	$28,152	$0	$0	$8,694	$36,846

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,508	$0	$35,508
Written Options	0	2,553	0	0	0	2,553
Swap Agreements	0	8,839	0	0	1,593	10,432

	$0	$11,392	$0	$35,508	$1,593	$48,493

	$0	$39,544	$0	$35,508	$10,287	$85,339

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,201	$5,201
Swap Agreements	0	12,071	0	0	1,153	13,224

	$0	$12,071	$0	$0	$6,354	$18,425

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,382	$0	$7,382
Written Options	0	570	0	0	0	570
Swap Agreements	0	(1,323)	0	0	2,172	849

	$0	$(753)	$0	$7,382	$2,172	$8,801

	$0	$11,318	$0	$7,382	$8,526	$27,226

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$89,932	$35,620	$125,552
Corporate Bonds & Notes
Banking & Finance	0	593,899	1,890	595,789
Industrials	3,310	556,600	3,026	562,936
Utilities	0	178,763	0	178,763
Convertible Bonds & Notes
Industrials	0	467	0	467
Municipal Bonds & Notes
California	0	167	0	167
Texas	0	3,338	0	3,338
U.S. Government Agencies	0	198,651	0	198,651
U.S. Treasury Obligations	0	745,468	0	745,468
Non-Agency Mortgage-Backed Securities	0	222,378	0	222,378

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Asset-Backed Securities	$0	$166,013	$654	$166,667
Sovereign Issues	0	403,101	0	403,101
Common Stocks
Consumer Discretionary	596	0	0	596
Energy	0	0	3,905	3,905
Financials	0	0	0	0
Utilities	94	259	0	353
Preferred Securities
Banking & Finance	0	1,327	0	1,327
Short-Term Instruments
Certificates of Deposit	0	9,283	0	9,283
Repurchase Agreements	0	728	0	728
Argentina Treasury Bills	0	908	0	908

	$4,000	$3,171,282	$45,095	$3,220,377

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$195,162	$0	$0	$195,162

Total Investments	$199,162	$3,171,282	$45,095	$3,415,539

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	21	2,522	0	2,543
Over the counter	0	12,508	30	12,538

	$21	$15,030	$30	$15,081

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(813)	$(412)	$0	$(1,225)
Over the counter	0	(5,624)	0	(5,624)

	$(813)	$(6,036)	$0	$(6,849)

Total Financial Derivative Instruments	$(792)	$8,994	$30	$8,232

Totals	$198,370	$3,180,276	$45,125	$3,423,771

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(2)
Investments in Securities, at Value
Loan Participations and Assignments	$22,410	$23,828	$(7,606)	$55	$12	$(57)	$1,100	$(4,122)	$35,620	$(46)
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	1,890	0	0	1,890	1,890
Industrials	3,528	0	(560)	0	0	(100)	158	0	3,026	(81)
Asset-Backed Securities	2,414	0	(5,787)	(1)	1	(95)	4,122	0	654	(24)
Common Stocks
Energy	8,944	0	(261)	0	147	(4,925)	0	0	3,905	(3,744)

	$37,296	$23,828	$(14,214)	$54	$160	$(3,287)	$5,380	$(4,122)	$45,095	$(2,005)

Financial Derivative Instruments - Assets
Over the counter	$26	$0	$0	$0	$0	$4	$0	$0	$30	$4

Totals	$37,322	$23,828	$(14,214)	$54	$160	$(3,283)	$5,380	$(4,122)	$45,125	$(2,001)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$6,733	Proxy Pricing	Base Price	99.060-100.212
	28,887	Third Party Vendor	Broker Quote	94.750-100.625
Corporate Bonds & Notes
Banking & Finance	1,890	Other Valuation Techniques(3)	—	—
Industrials	2,873	Proxy Pricing	Base Price	0.025-102.000
	153	Third Party Vendor	Broker Quote	99.400
Asset-Backed Securities	654	Third Party Vendor	Broker Quote	101.250
Common Stocks
Energy	3,799	Reference Instrument	Liquidity Discount	23.400
	106	Other Valuation Techniques(3)	—	—
Financials	0	Other Valuation Techniques(3)	—	—

Financial Derivative Instruments - Assets
Over the counter	30	Indicative Market Quotation	Broker Quote	4.919

Total	$45,125

(1)

Net Purchases and Net Sales/Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	63

Schedule of Investments PIMCO High Yield Spectrum Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

CDRH Parent, Inc.
10.795% (LIBOR03M + 8.000%) due 07/01/2022 «~		$2,000	$1,337

Neiman Marcus Group Ltd. LLC
5.733% - 6.021% (LIBOR03M + 3.250%) due 10/25/2020 ~		746	695

New Look Finance Ltd.
12.733% due 06/30/2019 «	GBP	77	101

Petco Animal Supplies, Inc.
5.994% (LIBOR03M + 3.250%) due 01/26/2023 ~		$995	765

Serta Simmons Bedding LLC
5.981% - 5.989% (LIBOR03M + 3.500%) due 11/08/2023 ~		995	739

Total Loan Participations and Assignments (Cost $4,462)			3,637

CORPORATE BONDS & NOTES 81.7%

BANKING & FINANCE 5.8%

Ally Financial, Inc.
8.000% due 03/15/2020		1,000	1,048
8.000% due 11/01/2031		1,668	2,071

ASP AMC Merger Sub, Inc.
8.000% due 05/15/2025		1,750	796

Blackstone CQP Holdco LP
6.500% due 03/20/2021		2,000	2,000

CIT Group, Inc.
5.000% due 08/15/2022		2,000	2,088
5.000% due 08/01/2023		2,000	2,103
6.125% due 03/09/2028		500	558

ESH Hospitality, Inc.
5.250% due 05/01/2025		1,000	996

Freedom Mortgage Corp.
8.125% due 11/15/2024		750	669
8.250% due 04/15/2025		500	446

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		1,000	1,005

HUB International Ltd.
7.000% due 05/01/2026		2,000	1,985

Intesa Sanpaolo SpA
5.017% due 06/26/2024		2,000	1,935
7.700% due 09/17/2025 •(g)(h)		2,000	1,892

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(g)(h)		3,000	3,098

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026		750	733
4.500% due 01/15/2028		1,000	945

Mulhacen Pte. Ltd. (6.500% Cash or 7.250% PIK)
6.500% due 08/01/2023 (b)	EUR	1,000	1,150

Navient Corp.
5.875% due 10/25/2024		$1,000	973
6.500% due 06/15/2022		1,750	1,828
8.000% due 03/25/2020		2,000	2,085

Nexi Capital SpA
4.125% due 11/01/2023	EUR	1,000	1,168

Quicken Loans, Inc.
5.250% due 01/15/2028		$1,500	1,410

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(g)(h)		1,000	1,021
7.648% due 09/30/2031 •(g)		2,500	3,156

Springleaf Finance Corp.
6.875% due 03/15/2025		1,000	1,035
7.125% due 03/15/2026		500	510
7.750% due 10/01/2021		1,025	1,108
8.250% due 10/01/2023		1,000	1,108

Tempo Acquisition LLC
6.750% due 06/01/2025		2,500	2,531

UniCredit SpA
8.000% due 06/03/2024 •(g)(h)		2,000	1,877

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

USIS Merger Sub, Inc.
6.875% due 05/01/2025		$3,000	$2,921

Vantiv LLC
3.875% due 11/15/2025	GBP	2,000	2,717

			50,966

INDUSTRIALS 68.7%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022		$2,750	2,764

Adient Global Holdings Ltd.
4.875% due 08/15/2026		1,500	1,110

ADT Security Corp.
4.125% due 06/15/2023		1,000	967
4.875% due 07/15/2032		1,000	815

Advanced Disposal Services, Inc.
5.625% due 11/15/2024		1,000	1,025

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023		4,000	3,380

Aleris International, Inc.
10.750% due 07/15/2023		1,750	1,842

Alpha BV
6.250% due 02/01/2025		3,000	2,910

Alpha BV (8.750% Cash or 9.500% PIK)
8.750% due 06/01/2023 (b)		1,750	1,711

Altice Financing S.A.
6.625% due 02/15/2023		1,000	1,025
7.500% due 05/15/2026		1,500	1,489

Altice Finco S.A.
4.750% due 01/15/2028	EUR	2,000	1,882

Altice France S.A.
6.250% due 05/15/2024		$1,000	1,011
7.375% due 05/01/2026		4,000	3,930
8.125% due 02/01/2027		750	759

Altice Luxembourg S.A.
6.250% due 02/15/2025	EUR	1,000	1,038
7.625% due 02/15/2025		$2,000	1,760
7.750% due 05/15/2022		1,000	1,003

AMC Networks, Inc.
5.000% due 04/01/2024		3,000	3,022

American Builders & Contractors Supply Co., Inc.
5.875% due 05/15/2026		2,500	2,544

Aramark Services, Inc.
5.000% due 04/01/2025		1,000	1,026
5.000% due 02/01/2028		1,000	998

Arconic, Inc.
5.125% due 10/01/2024		1,000	1,027
5.950% due 02/01/2037		1,000	989

ARD Securities Finance SARL (8.750% Cash or 8.750% PIK)
8.750% due 01/31/2023 (b)		319	303

Ardagh Packaging Finance PLC
6.000% due 02/15/2025		2,000	2,005
7.250% due 05/15/2024		1,000	1,057

Ascend Learning LLC
6.875% due 08/01/2025		5,125	5,112

Ashland LLC
6.875% due 05/15/2043		1,500	1,560

Associated Materials LLC
9.000% due 01/01/2024		4,250	4,197

Avantor, Inc.
4.750% due 10/01/2024	EUR	1,000	1,169
9.000% due 10/01/2025		$1,750	1,901

Avon International Operations, Inc.
7.875% due 08/15/2022		1,500	1,562

Avon Products, Inc.
7.000% due 03/15/2023		750	736

B&G Foods, Inc.
5.250% due 04/01/2025		1,500	1,444

Bausch Health Americas, Inc.
8.500% due 01/31/2027		750	797

Bausch Health Cos., Inc.
5.500% due 11/01/2025		2,000	2,050

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 08/15/2027		$250	$257
5.875% due 05/15/2023		1,500	1,521
6.125% due 04/15/2025		2,000	1,985
7.000% due 03/15/2024		2,000	2,121
9.000% due 12/15/2025		2,000	2,180

BC ULC
4.250% due 05/15/2024		900	893
5.000% due 10/15/2025		3,000	2,971

BCD Acquisition, Inc.
9.625% due 09/15/2023		1,750	1,864

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025		4,500	4,292

Berry Global, Inc.
4.500% due 02/15/2026		1,000	953

Bombardier, Inc.
7.500% due 12/01/2024		1,000	1,041
7.500% due 03/15/2025		1,000	1,034
8.750% due 12/01/2021		3,000	3,326

Boyd Gaming Corp.
6.000% due 08/15/2026		750	772
6.875% due 05/15/2023		1,000	1,042

Brand Industrial Services, Inc.
8.500% due 07/15/2025		4,250	3,836

Brazos Valley Longhorn LLC
6.875% due 02/01/2025		2,000	2,027

BWAY Holding Co.
5.500% due 04/15/2024		1,000	997
7.250% due 04/15/2025		2,500	2,420

Cablevision Systems Corp.
5.875% due 09/15/2022		1,000	1,047

Caesars Resort Collection LLC
5.250% due 10/15/2025		4,000	3,870

California Resources Corp.
8.000% due 12/15/2022		1,250	985

Callon Petroleum Co.
6.375% due 07/01/2026		2,000	2,015

Camelot Finance S.A.
7.875% due 10/15/2024		3,625	3,842

CCO Holdings LLC
5.125% due 05/01/2023		750	769
5.125% due 05/01/2027		2,500	2,522
5.750% due 02/15/2026		6,000	6,300
5.875% due 04/01/2024		2,500	2,619

Centene Corp.
5.375% due 06/01/2026		500	523
5.625% due 02/15/2021		1,500	1,524
6.125% due 02/15/2024		1,000	1,049

Centennial Resource Production LLC
5.375% due 01/15/2026		2,000	1,927

CeramTec BondCo GmbH
5.250% due 12/15/2025	EUR	3,000	3,351

CF Industries, Inc.
5.150% due 03/15/2034		$2,500	2,387

Change Healthcare Holdings LLC
5.750% due 03/01/2025		2,750	2,731

Chemours Co.
5.375% due 05/15/2027		1,000	998
7.000% due 05/15/2025		1,000	1,055

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027		1,500	1,577
5.875% due 03/31/2025		1,000	1,090
7.000% due 06/30/2024		1,000	1,131

Cheniere Energy Partners LP
5.250% due 10/01/2025		1,000	1,026
5.625% due 10/01/2026		500	514

Chesapeake Energy Corp.
5.375% due 06/15/2021		1,000	1,000
8.000% due 01/15/2025		2,000	2,050

Chobani LLC
7.500% due 04/15/2025		2,250	2,028

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		2,000	2,057
9.250% due 02/15/2024		3,250	3,453

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMA CGM S.A.
6.500% due 07/15/2022	EUR	1,000	$1,072

CNX Midstream Partners LP
6.500% due 03/15/2026		$1,000	973

Colfax Corp.
6.000% due 02/15/2024		500	523
6.375% due 02/15/2026		250	266

CommScope Finance LLC
5.500% due 03/01/2024		500	513
6.000% due 03/01/2026		625	648
8.250% due 03/01/2027		575	598

CommScope Technologies LLC
6.000% due 06/15/2025		2,000	1,952

CommScope, Inc.
5.500% due 06/15/2024		1,000	983

Community Health Systems, Inc.
5.125% due 08/01/2021		2,000	1,976
6.250% due 03/31/2023		1,500	1,414
6.875% due 02/01/2022		1,000	670
8.000% due 03/15/2026		500	480
8.125% due 06/30/2024		1,250	938
8.625% due 01/15/2024		750	753

Constellium NV
5.750% due 05/15/2024		1,500	1,507
5.875% due 02/15/2026		1,000	984
6.625% due 03/01/2025		1,000	1,022

Core & Main LP
6.125% due 08/15/2025		4,750	4,668

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(c)		2,000	1

Coty, Inc.
6.500% due 04/15/2026		2,000	1,960

Covey Park Energy LLC
7.500% due 05/15/2025		2,000	1,864

CPG Merger Sub LLC
8.000% due 10/01/2021		4,750	4,750

CSC Holdings LLC
5.125% due 12/15/2021		1,000	1,004
5.250% due 06/01/2024		2,000	2,035
5.500% due 05/15/2026		1,000	1,030
6.500% due 02/01/2029		1,000	1,066

DaVita, Inc.
5.000% due 05/01/2025		1,000	962
5.750% due 08/15/2022		1,000	1,021

DBP Holding Corp.
7.750% due 10/15/2020 ^«		1,000	44

Dell International LLC
5.875% due 06/15/2021		1,000	1,019

Dell, Inc.
7.100% due 04/15/2028		1,000	1,076

Denbury Resources, Inc.
5.500% due 05/01/2022		1,000	700
7.500% due 02/15/2024		1,250	1,073
9.000% due 05/15/2021		500	489

Diamond BC BV
5.625% due 08/15/2025	EUR	4,000	4,227

Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043		$1,000	638
5.700% due 10/15/2039		1,000	678
7.875% due 08/15/2025		1,000	970

Diamond Resorts International, Inc.
7.750% due 09/01/2023		2,000	2,007
10.750% due 09/01/2024		1,000	946

Digicel Group Two Ltd. (7.125% Cash and 2.000% PIK)
9.125% due 04/01/2024 (b)		1,500	413

DISH DBS Corp.
5.000% due 03/15/2023		1,000	904
5.875% due 07/15/2022		1,000	972
5.875% due 11/15/2024		1,000	844
6.750% due 06/01/2021		1,000	1,033
7.750% due 07/01/2026		1,500	1,309

DKT Finance ApS
9.375% due 06/17/2023		1,500	1,612

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eagle Holding Co. LLC (7.625% Cash or 8.375% PIK)
7.625% due 05/15/2022 (b)		$3,000	$3,034

Eldorado Resorts, Inc.
6.000% due 04/01/2025		1,000	1,017
6.000% due 09/15/2026		750	765

Element Solutions, Inc.
5.875% due 12/01/2025		2,000	2,015

EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024		1,750	1,859

Endo Dac
6.000% due 07/15/2023		1,228	952
6.000% due 02/01/2025		2,000	1,460

Energizer Gamma Acquisition BV
4.625% due 07/15/2026	EUR	1,000	1,155

Ensco PLC
4.500% due 10/01/2024		$1,000	770
5.200% due 03/15/2025		1,250	975
5.750% due 10/01/2044		2,000	1,295
7.750% due 02/01/2026		875	743

Envision Healthcare Corp.
8.750% due 10/15/2026		3,000	2,681

Extraction Oil & Gas, Inc.
5.625% due 02/01/2026		1,000	773

First Data Corp.
5.000% due 01/15/2024		1,000	1,025

First Quantum Minerals Ltd.
7.250% due 04/01/2023		1,000	980
7.500% due 04/01/2025		750	724

Flex Acquisition Co., Inc.
6.875% due 01/15/2025		3,500	3,360
7.875% due 07/15/2026		1,000	968

Freeport-McMoRan, Inc.
3.875% due 03/15/2023		1,500	1,482
4.000% due 11/14/2021		1,000	1,009
5.400% due 11/14/2034		3,000	2,745

Gates Global LLC
6.000% due 07/15/2022		1,000	1,008

GCP Applied Technologies, Inc.
5.500% due 04/15/2026		2,000	2,045

Getty Images, Inc.
9.750% due 03/01/2027		1,500	1,513

Golden Nugget, Inc.
6.750% due 10/15/2024		2,000	2,015

Griffon Corp.
5.250% due 03/01/2022		1,750	1,728

Gulfport Energy Corp.
6.375% due 05/15/2025		1,000	909
6.625% due 05/01/2023		1,000	975

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		1,250	1,158

Hanesbrands, Inc.
4.625% due 05/15/2024		2,000	2,015

HCA Healthcare, Inc.
6.250% due 02/15/2021		3,000	3,160

HCA, Inc.
5.375% due 02/01/2025		1,500	1,594
7.500% due 02/15/2022		2,000	2,211

Hercule Debtco SARL (6.750% Cash or 7.500% PIK)
6.750% due 06/30/2024 (b)	EUR	2,000	2,108

Hexion, Inc.
6.625% due 04/15/2020		$1,000	838

High Ridge Brands Co.
8.875% due 03/15/2025		1,750	709

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		1,500	1,526

iHeartCommunications, Inc.
9.000% due 03/01/2021 ^(c)		2,000	1,420

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (b)	EUR	2,000	2,291

IHO Verwaltungs GmbH (4.500% Cash or 5.250% PIK)
4.500% due 09/15/2023 (b)		$1,000	998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		$2,000	$1,910

Indigo Natural Resources LLC
6.875% due 02/15/2026		1,000	890

Informatica LLC
7.125% due 07/15/2023		3,000	3,071

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		1,500	1,335

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		1,500	1,339
8.500% due 10/15/2024		2,000	1,955
9.750% due 07/15/2025		1,750	1,786

International Game Technology PLC
6.250% due 02/15/2022		2,000	2,087
6.500% due 02/15/2025		2,000	2,090

IQVIA, Inc.
5.000% due 10/15/2026		4,000	4,108

Jagged Peak Energy LLC
5.875% due 05/01/2026		1,000	997

Jaguar Holding Co.
6.375% due 08/01/2023		5,000	5,106

Jeld-Wen, Inc.
4.625% due 12/15/2025		3,500	3,334
4.875% due 12/15/2027		1,500	1,417

KFC Holding Co.
5.250% due 06/01/2026		2,000	2,024

Kinetic Concepts, Inc.
12.500% due 11/01/2021		6,000	6,510

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		3,500	3,019

La Financiere Atalian SASU
5.125% due 05/15/2025	EUR	1,625	1,487

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024		$1,000	1,012
4.875% due 11/01/2026		2,000	2,037

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		500	393
5.750% due 08/01/2022		1,000	945

Mattel, Inc.
6.750% due 12/31/2025		1,500	1,479

Matterhorn Merger Sub LLC
8.500% due 06/01/2026		4,250	3,708

Merlin Entertainments PLC
5.750% due 06/15/2026		2,750	2,843

MGM Resorts International
5.750% due 06/15/2025		1,000	1,041
6.000% due 03/15/2023		2,750	2,908
6.625% due 12/15/2021		1,250	1,339
7.750% due 03/15/2022		2,000	2,215

Midas Intermediate Holdco LLC
7.875% due 10/01/2022		2,000	1,895

MPH Acquisition Holdings LLC
7.125% due 06/01/2024		3,000	3,000

N&W Global Vending SpA
10.500% due 10/15/2023 (i)	EUR	2,000	2,345

Nabors Industries, Inc.
5.750% due 02/01/2025		2,000	1,802

NCI Building Systems, Inc.
8.000% due 04/15/2026		4,000	3,607

Netflix, Inc.
4.875% due 04/15/2028		2,000	1,985
5.875% due 11/15/2028		1,000	1,059
6.375% due 05/15/2029		1,000	1,084

New Look Secured Issuer PLC
6.500% due 07/01/2022 ^(c)	GBP	1,000	391

Newco GB S.A.S. (8.000% Cash or 8.000% PIK)
8.000% due 12/15/2022 (b)	EUR	1,500	1,742

Nidda BondCo GmbH
5.000% due 09/30/2025		4,000	4,291

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024		2,000	2,231

Nielsen Finance LLC
5.000% due 04/15/2022		$2,000	1,990

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	65

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Noble Holding International Ltd.
7.875% due 02/01/2026		$1,500	$1,397

Norican A/S
4.500% due 05/15/2023	EUR	2,000	2,077

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (b)		1,628	1,776

Novelis Corp.
5.875% due 09/30/2026		$2,500	2,494
6.250% due 08/15/2024		2,000	2,050

NVA Holdings, Inc.
6.875% due 04/01/2026		2,500	2,484

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		10,000	9,525

Pacific Drilling SA
8.375% due 10/01/2023		1,750	1,781

Pactiv LLC
7.950% due 12/15/2025		2,000	1,995

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		1,000	998
5.250% due 08/15/2022		2,000	2,055
5.500% due 02/15/2024		1,250	1,300

PDC Energy, Inc.
5.750% due 05/15/2026		1,500	1,470

PetSmart, Inc.
5.875% due 06/01/2025		1,000	843
7.125% due 03/15/2023		2,750	2,062

Phosphorus Holdco PLC
10.000% due 04/01/2019 ^(c)	GBP	2,000	156

Pilgrim’s Pride Corp.
5.750% due 03/15/2025		$2,000	2,030

Pinnacle Operating Corp.
9.000% due 05/15/2023		494	264

Pizzaexpress Financing PLC
6.625% due 08/01/2021	GBP	1,550	1,683

Platin GmbH
5.375% due 06/15/2023	EUR	1,250	1,370

Post Holdings, Inc.
5.000% due 08/15/2026		$3,000	2,929
5.625% due 01/15/2028		1,000	996
5.750% due 03/01/2027		2,750	2,774

Precision Drilling Corp.
5.250% due 11/15/2024		1,000	940
7.750% due 12/15/2023		1,000	1,032

Prime Security Services Borrower LLC
5.250% due 04/15/2024 (a)		1,000	1,003
9.250% due 05/15/2023		1,764	1,857

Rackspace Hosting, Inc.
8.625% due 11/15/2024		1,000	893

Radiate Holdco LLC
6.875% due 02/15/2023		2,000	1,990

Range Resources Corp.
5.000% due 08/15/2022		1,000	995
5.000% due 03/15/2023		1,000	984

RBS Global, Inc.
4.875% due 12/15/2025		2,750	2,729

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,500	1,699
6.875% due 11/15/2026		1,250	1,381
8.250% due 11/15/2026		$1,250	1,230

Revlon Consumer Products Corp.
6.250% due 08/01/2024		1,500	784

Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		2,000	2,064

Rite Aid Corp.
6.125% due 04/01/2023		1,500	1,249

Rowan Cos., Inc.
4.750% due 01/15/2024		1,000	816
4.875% due 06/01/2022		1,000	930
5.850% due 01/15/2044		1,000	645
7.375% due 06/15/2025		1,000	880

Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	250	272
5.500% due 02/15/2026		1,500	1,580
6.250% due 09/01/2020		$1,900	1,909

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 03/15/2026		$750	$767
10.000% due 12/01/2022		2,000	2,112

Sensata Technologies BV
4.875% due 10/15/2023		1,000	1,034
5.625% due 11/01/2024		500	535

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,500	1,597

ServiceMaster Co. LLC
5.125% due 11/15/2024		2,000	2,012
7.450% due 08/15/2027		2,000	2,115

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,875	1,982
7.875% due 05/15/2026		$750	696

Simmons Foods, Inc.
5.750% due 11/01/2024		2,000	1,765

Sinclair Television Group, Inc.
5.625% due 08/01/2024		2,000	2,022

Sotera Health Holdings LLC
6.500% due 05/15/2023		3,000	3,030

Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (b)		4,000	3,960

Southwestern Energy Co.
7.500% due 04/01/2026		2,000	2,050

Spectrum Brands, Inc.
4.000% due 10/01/2026	EUR	1,000	1,146
5.750% due 07/15/2025		$2,000	2,025

SPX FLOW, Inc.
5.875% due 08/15/2026		3,000	3,030

SRC Energy, Inc.
6.250% due 12/01/2025		2,250	2,020

Standard Industries, Inc.
5.000% due 02/15/2027		2,000	1,941
5.375% due 11/15/2024		1,000	1,029
6.000% due 10/15/2025		2,000	2,104

Staples, Inc.
8.500% due 09/15/2025		1,500	1,642

Star Merger Sub, Inc.
6.875% due 08/15/2026		1,000	1,024
10.250% due 02/15/2027		1,500	1,545

Starfruit Finco BV
6.500% due 10/01/2026	EUR	2,000	2,257
8.000% due 10/01/2026		$1,000	1,012

Stars Group Holdings BV
7.000% due 07/15/2026		750	784

Station Casinos LLC
5.000% due 10/01/2025		1,000	988

Sunoco LP
4.875% due 01/15/2023		500	509
5.500% due 02/15/2026		500	496
5.875% due 03/15/2028		750	746

Sunshine Mid BV
6.500% due 05/15/2026	EUR	2,000	2,289

Swissport Financing SARL
6.750% due 12/15/2021		1,000	1,164
9.750% due 12/15/2022		1,500	1,803

T-Mobile USA, Inc.
4.750% due 02/01/2028		$1,000	995
6.375% due 03/01/2025		1,500	1,566
6.500% due 01/15/2026		2,000	2,140

Team Health Holdings, Inc.
6.375% due 02/01/2025		4,000	3,265

Teck Resources Ltd.
4.500% due 01/15/2021		1,250	1,269

TEGNA, Inc.
4.875% due 09/15/2021		750	754
5.500% due 09/15/2024		1,000	1,014

Teine Energy Ltd.
6.875% due 09/30/2022		2,000	2,035

Tele Columbus AG
3.875% due 05/02/2025	EUR	250	252

Tempur Sealy International, Inc.
5.500% due 06/15/2026		$2,000	2,009

Tenet Healthcare Corp.
5.125% due 05/01/2025		2,000	2,015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 06/15/2023		$3,000	$3,101
6.875% due 11/15/2031		1,000	945
7.000% due 08/01/2025		2,000	2,032
8.125% due 04/01/2022		3,000	3,239

TransDigm, Inc.
6.000% due 07/15/2022		1,000	1,019
6.375% due 06/15/2026		1,000	994
6.500% due 07/15/2024		1,500	1,547

Transocean Guardian Ltd.
5.875% due 01/15/2024		1,890	1,928

Transocean, Inc.
6.800% due 03/15/2038		1,750	1,382
7.250% due 11/01/2025		2,000	1,982
7.500% due 04/15/2031		1,500	1,290
9.000% due 07/15/2023		2,500	2,675

Triumph Group, Inc.
4.875% due 04/01/2021		750	735
5.250% due 06/01/2022		1,000	965

U.S. Concrete, Inc.
6.375% due 06/01/2024		2,000	2,040

U.S. Foods, Inc.
5.875% due 06/15/2024		2,500	2,569

United Rentals North America, Inc.
4.875% due 01/15/2028		1,000	975
5.500% due 07/15/2025		2,000	2,050

Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		2,000	2,050

Univision Communications, Inc.
5.125% due 02/15/2025		4,000	3,745

UPC Holding BV
3.875% due 06/15/2029	EUR	1,000	1,144

UPCB Finance Ltd.
3.625% due 06/15/2029		1,000	1,168
5.375% due 01/15/2025		$2,000	2,035

Verscend Escrow Corp.
9.750% due 08/15/2026		1,000	1,001

Viking Cruises Ltd.
5.875% due 09/15/2027		1,750	1,706

Virgin Media Finance PLC
6.000% due 10/15/2024		2,000	2,075

Virgin Media Secured Finance PLC
5.250% due 01/15/2026		2,750	2,777

VOC Escrow Ltd.
5.000% due 02/15/2028		1,000	978

Waste Pro USA, Inc.
5.500% due 02/15/2026		2,000	1,935

Weatherford International Ltd.
7.000% due 03/15/2038		1,000	573
8.250% due 06/15/2023		1,000	713
9.875% due 02/15/2024		250	181

Welbilt, Inc.
9.500% due 02/15/2024		1,500	1,624

West Street Merger Sub, Inc.
6.375% due 09/01/2025		5,000	4,887

Whiting Petroleum Corp.
5.750% due 03/15/2021		1,000	1,016
6.625% due 01/15/2026		500	493

Williams Scotsman International, Inc.
6.875% due 08/15/2023		1,750	1,754

Wind Tre SpA
3.125% due 01/20/2025	EUR	2,000	2,122
5.000% due 01/20/2026		$1,000	915

Wittur International Holding GmbH
8.500% due 02/15/2023	EUR	2,000	2,301

WMG Acquisition Corp.
5.500% due 04/15/2026		$2,000	2,057

WPX Energy, Inc.
6.000% due 01/15/2022		1,000	1,042
8.250% due 08/01/2023		750	848

Wynn Las Vegas LLC
5.250% due 05/15/2027		1,000	948
5.500% due 03/01/2025		3,000	2,970

Yum! Brands, Inc.
6.875% due 11/15/2037		1,000	1,015

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zayo Group LLC
5.750% due 01/15/2027	$2,000	$2,001

Ziggo Bond Co. BV
6.000% due 01/15/2027	2,000	1,925

Ziggo BV
5.500% due 01/15/2027	3,000	2,977

		598,654

UTILITIES 7.2%

Blue Racer Midstream LLC
6.125% due 11/15/2022	3,000	3,060

Calpine Corp.
5.375% due 01/15/2023	2,000	2,007
5.750% due 01/15/2025	1,500	1,496

CenturyLink, Inc.
5.800% due 03/15/2022	2,500	2,566
6.450% due 06/15/2021	1,000	1,044

CrownRock LP
5.625% due 10/15/2025	1,675	1,614

Endeavor Energy Resources LP
5.500% due 01/30/2026	1,000	1,033
5.750% due 01/30/2028	1,000	1,055

EP Energy LLC
7.750% due 05/15/2026	1,000	820
9.375% due 05/01/2024	1,000	365

Frontier Communications Corp.
8.000% due 04/01/2027	375	388
8.500% due 04/01/2026	750	698
10.500% due 09/15/2022	1,500	1,151
11.000% due 09/15/2025	1,000	664

Genesis Energy LP
6.000% due 05/15/2023	1,000	1,010
6.250% due 05/15/2026	1,000	950

Great Western Petroleum LLC
9.000% due 09/30/2021	1,500	1,163

Jonah Energy LLC
7.250% due 10/15/2025	1,250	669

NGL Energy Partners LP
6.125% due 03/01/2025	1,250	1,213

NRG Energy, Inc.
6.625% due 01/15/2027	2,000	2,160

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(c)	1,000	893
3.300% due 12/01/2027 ^(c)	200	176
4.250% due 08/01/2023 ^(c)	500	468
5.125% due 11/15/2043 ^(c)	125	114
6.050% due 03/01/2034 ^(c)	1,250	1,247

Parsley Energy LLC
5.250% due 08/15/2025	4,000	3,967

Sprint Capital Corp.
8.750% due 03/15/2032	2,000	2,115

Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	2,021
7.000% due 08/15/2020	1,000	1,035

Sprint Corp.
7.125% due 06/15/2024	1,500	1,526
7.250% due 09/15/2021	2,500	2,631

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 02/15/2025	$2,000	$2,045
7.875% due 09/15/2023	5,000	5,262

Targa Resources Partners LP
5.250% due 05/01/2023	2,500	2,551
5.875% due 04/15/2026	2,000	2,124
6.500% due 07/15/2027	250	270
6.875% due 01/15/2029	625	682

Telecom Italia Capital S.A.
6.375% due 11/15/2033	2,000	1,940

Telecom Italia SpA
5.303% due 05/30/2024	2,000	2,017

TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	993
5.000% due 01/31/2028	1,500	1,453

Vistra Energy Corp.
7.625% due 11/01/2024	2,000	2,120

		62,776

Total Corporate Bonds & Notes (Cost $727,577)		712,396

CONVERTIBLE BONDS & NOTES 0.0%

UTILITIES 0.0%

CHC Group LLC
0.000% due 10/01/2020 (f)(i)	538	197

Total Convertible Bonds & Notes (Cost $461)		197

	SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)	294,527	2

ENERGY 0.0%

CHC Group LLC «(d)	10,468	11

HEALTH CARE 0.1%

Advanz Pharma Corp.	5,394	94

NVHL S.A. ‘A’ «(d)(i)	21,410	39

NVHL S.A. ‘B’ «(d)(i)	21,410	39

NVHL S.A. ‘C’ «(d)(i)	21,410	39

NVHL S.A. ‘D’ «(d)(i)	21,410	39

NVHL S.A. ‘E’ «(d)(i)	21,410	38

NVHL S.A. ‘F’ «(d)(i)	21,410	38

NVHL S.A. ‘G’ «(d)(i)	21,410	38

NVHL S.A. ‘H’ «(d)(i)	21,410	38

NVHL S.A. ‘I’ «(d)(i)	21,410	38

NVHL S.A. ‘J’ «(d)(i)	21,410	38

		478

Total Common Stocks (Cost $4,055)		491

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WARRANTS 0.0%

INFORMATION TECHNOLOGY 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	$517,500	$261

Total Warrants (Cost $0)		261

PREFERRED SECURITIES 0.3%

INDUSTRIALS 0.3%

Pinnacle Agriculture Holdings LLC
3.000% «(i)	505,811	237

Sequa Corp.
9.000% «	2,786	2,224

Total Preferred Securities (Cost $2,675)		2,461

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (j) 0.3%
		2,213

U.S. TREASURY BILLS 0.1%
2.430% due 04/11/2019 - 04/18/2019 (e)(f)	510	510

Total Short-Term Instruments (Cost $2,723)		2,723

Total Investments in Securities (Cost $741,953)		722,166

	SHARES
INVESTMENTS IN AFFILIATES 15.7%

SHORT-TERM INSTRUMENTS 15.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.7%

PIMCO Short-Term Floating NAV Portfolio III	13,816,406	136,630

Total Short-Term Instruments (Cost $136,572)		136,630

Total Investments in Affiliates (Cost $136,572)		136,630

Total Investments 98.6% (Cost $878,525)		$858,796

Financial Derivative Instruments (k)(l) 0.2% (Cost or Premiums, net $1,318)		1,690

Other Assets and Liabilities, net 1.2%		10,801

Net Assets 100.0%		$871,287

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	67

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CHC Group LLC 0.000% due 10/01/2020	02/02/2017	$461	$197	0.02%
N&W Global Vending SpA 10.500% due 10/15/2023	10/07/2016	2,158	2,345	0.27
NVHL S.A. ‘A’	03/09/2012	69	39	0.01
NVHL S.A. ‘B’	03/09/2012	69	39	0.01
NVHL S.A. ‘C’	03/09/2012	69	39	0.01
NVHL S.A. ‘D’	03/09/2012	69	39	0.01
NVHL S.A. ‘E’	03/09/2012	70	38	0.00
NVHL S.A. ‘F’	03/09/2012	70	38	0.00
NVHL S.A. ‘G’	03/09/2012	70	38	0.00
NVHL S.A. ‘H’	03/09/2012	70	38	0.00
NVHL S.A. ‘I’	03/09/2012	70	38	0.00
NVHL S.A. ‘J’	03/09/2012	70	38	0.00
Pinnacle Agriculture Holdings LLC 3.000%	09/13/2013	324	237	0.03

		$3,639	$3,163	0.36%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$2,213	U.S. Treasury Notes 1.125% due 06/30/2021	$(2,262)	$2,213	$2,213

Total Repurchase Agreements						$(2,262)	$2,213	$2,213

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,213	$0	$0	$2,213	$(2,262)	$(49)

Total Borrowings and Other Financing Transactions	$2,213	$0	$0

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(18,079) at a weighted average interest rate of 0.413%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	5.000%	Quarterly	12/20/2023	$29,400	$1,335	$672	$2,007	$106	$0

Total Swap Agreements					$1,335	$672	$2,007	$106	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$106	$106	$0	$0	$0	$0

Cash of $2,120 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019		$61,276	EUR	54,444	$0	$(202)
	05/2019	EUR	54,445		$61,435	201	0

CBK	04/2019		940		1,063	9	0
	04/2019	GBP	8,448		11,130	127	0
	04/2019		$7,878	EUR	6,936	0	(97)
	04/2019		4,719	GBP	3,553	0	(91)

GLM	04/2019	EUR	255		$288	2	0
	04/2019		$525	EUR	464	0	(5)

HUS	04/2019		1,383	GBP	1,044	0	(24)

JPM	04/2019	EUR	62,390		$71,216	1,230	0
	04/2019		$1,975	EUR	1,740	0	(24)

SCX	04/2019		5,098	GBP	3,851	0	(83)
	05/2019	GBP	3,851		$5,106	82	0

Total Forward Foreign Currency Contracts						$1,651	$(526)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	69

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	$5,000	$(8)	$242	$234	$0

CBK	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	5,000	(9)	234	225	0

Total Swap Agreements								$(17)	$476	$459	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$201	$0	$0	$201	$(202)	$0	$0	$(202)	$(1)	$0	$(1)
BPS	0	0	234	234	0	0	0	0	234	0	234
CBK	136	0	225	361	(188)	0	0	(188)	173	0	173
GLM	2	0	0	2	(5)	0	0	(5)	(3)	0	(3)
HUS	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
JPM	1,230	0	0	1,230	(24)	0	0	(24)	1,206	(1,150)	56
SCX	82	0	0	82	(83)	0	0	(83)	(1)	0	(1)

Total Over the Counter	$1,651	$0	$459	$2,110	$(526)	$0	$0	$(526)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$106	$0	$0	$0	$106

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,651	$0	$1,651
Swap Agreements	0	0	0	0	459	459

	$0	$0	$0	$1,651	$459	$2,110

	$0	$106	$0	$1,651	$459	$2,216

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$526	$0	$526

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$235	$0	$0	$6	$241

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,825	$0	$8,825
Written Options	0	7	0	0	0	7
Swap Agreements	0	0	0	0	(265)	(265)

	$0	$7	$0	$8,825	$(265)	$8,567

	$0	$242	$0	$8,825	$(259)	$8,808

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$672	$0	$0	$0	$672

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$796	$0	$796
Written Options	0	(1)	0	0	0	(1)
Swap Agreements	0	0	0	0	684	684

	$0	$(1)	$0	$796	$684	$1,479

	$0	$671	$0	$796	$684	$2,151

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,199	$1,438	$3,637
Corporate Bonds & Notes
Banking & Finance	0	50,966	0	50,966
Industrials	0	598,609	45	598,654
Utilities	0	62,776	0	62,776
Convertible Bonds & Notes
Utilities	0	197	0	197
Common Stocks
Consumer Discretionary	2	0	0	2
Energy	0	0	11	11
Health Care	94	0	384	478
Warrants
Information Technology	0	0	261	261
Preferred Securities
Industrials	0	0	2,461	2,461
Short-Term Instruments
Repurchase Agreements	0	2,213	0	2,213
U.S. Treasury Bills	0	510	0	510

	$96	$717,470	$4,600	$722,166

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$136,630	$0	$0	$136,630

Total Investments	$136,726	$717,470	$4,600	$858,796

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	106	0	106
Over the counter	0	2,110	0	2,110

	$0	$2,216	$0	$2,216

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(526)	$0	$(526)

Total Financial Derivative Instruments	$0	$1,690	$0	$1,690

Totals	$136,726	$719,160	$4,600	$860,486

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	71

Schedule of Investments PIMCO Long-Term Credit Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.9%

AECOM Technology Corp.
4.249% (LIBOR03M + 1.750%) due 03/13/2025 ~	$907	$893

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~	4,800	4,792

Aramark Services, Inc.
4.249% (LIBOR03M + 1.750%) due 03/11/2025 ~	466	463

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(j)	8,895	9,002

Brand Energy & Infrastructure Services, Inc.
6.851% - 7.011% (LIBOR03M + 4.250%) due 06/21/2024 ~	2,948	2,837

Caesars Resort Collection LLC
5.249% (LIBOR03M + 2.750%) due 12/22/2024 ~	4,641	4,596

Citadel Securities LP
5.999% (LIBOR03M + 3.500%) due 02/22/2026 «~	2,200	2,203

CommScope, Inc.
TBD% due 02/06/2026	1,700	1,704

Crown Americas LLC
4.484% (LIBOR03M + 2.000%) due 04/03/2025 ~	376	377

CSC Holdings LLC
4.984% (LIBOR03M + 2.500%) due 01/25/2026 ~	1,687	1,653

Dell International LLC
4.500% (LIBOR03M + 2.000%) due 09/07/2023 ~	300	297

Delos Finance SARL
4.351% (LIBOR03M + 1.750%) due 10/06/2023 ~	9,000	8,999

Delta Air Lines, Inc.
4.501% (LIBOR03M + 1.900%) due 09/30/2019 ~(j)	8,283	8,295

Diamond Resorts Corp.
6.249% (LIBOR03M + 3.750%) due 09/02/2023 «~	3,790	3,591

Envision Healthcare Corp.
6.249% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,796	1,683

Intelsat Jackson Holdings S.A.
6.240% due 11/27/2023	1,200	1,180

Las Vegas Sands LLC
4.249% (LIBOR03M + 1.750%) due 03/27/2025 ~	28,329	27,869

Level 3 Financing, Inc.
4.736% (LIBOR03M + 2.250%) due 02/22/2024 ~	500	495

MGM Resorts International
4.749% (LIBOR03M + 2.250%) due 12/21/2023 ~	800	796

MH Sub LLC
6.236% (LIBOR03M + 3.750%) due 09/13/2024 ~	4,654	4,596

NCI Building Systems, Inc.
6.547% (LIBOR03M + 3.750%) due 04/12/2025 «~	2,893	2,762

Nielsen Finance LLC
4.493% (LIBOR03M + 2.000%) due 10/04/2023 ~	391	385

Norwegian Air Shuttle
4.110% - 4.250% (LIBOR03M + 2.000%) due 06/24/2026 «~(j)	13,092	12,719
5.860% - 6.110% (LIBOR03M + 4.500%) due 06/24/2021 «~(j)	5,916	5,858

Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ	2,800	2,806

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RegionalCare Hospital Partners Holdings, Inc.
6.982% (LIBOR03M + 4.500%) due 11/16/2025 ~	$1,796	$1,781

SS&C Technologies Holdings Europe SARL
4.749% (LIBOR03M + 2.250%) due 04/16/2025 ~	956	949

SS&C Technologies, Inc.
4.749% (LIBOR03M + 2.250%) due 04/16/2025 ~	1,329	1,320

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~	5,000	4,962

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	6,700	6,652

TEX Operations Co. LLC
4.499% (LIBOR03M + 2.000%) due 08/04/2023 ~	6,527	6,506

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~	5,600	5,592

Traverse Midstream Partners LLC
6.500% (LIBOR03M + 4.000%) due 09/27/2024 ~	361	361

U.S. Foods, Inc.
4.499% (LIBOR03M + 2.000%) due 06/27/2023 ~	497	492

Unitymedia Finance LLC
4.734% (LIBOR03M + 2.250%) due 01/15/2026 ~	1,500	1,487

Univision Communications, Inc.
5.249% (LIBOR03M + 2.750%) due 03/15/2024 ~	900	850

Westmoreland Coal Co.
4.522% - 10.913% (LIBOR03M + 8.250%) due 05/21/2019 «~	882	891

WR Grace & Co.
4.351% (LIBOR03M + 1.750%) due 04/03/2025 «~	697	687

Total Loan Participations and Assignments (Cost $144,574)		143,381

CORPORATE BONDS & NOTES 75.6%

BANKING & FINANCE 28.6%

Air Lease Corp.
4.250% due 02/01/2024	2,800	2,872
4.625% due 10/01/2028	600	603

Alexandria Real Estate Equities, Inc.
4.700% due 07/01/2030	700	750
4.850% due 04/15/2049	700	734

Allstate Corp.
6.500% due 05/15/2067 •	1,400	1,542

Ally Financial, Inc.
8.000% due 11/01/2031	4,300	5,350

American Financial Group, Inc.
4.500% due 06/15/2047	7,700	7,279

American Homes 4 Rent LP
4.250% due 02/15/2028	1,800	1,785
4.900% due 02/15/2029	300	311

American International Group, Inc.
4.375% due 01/15/2055	13,200	11,881
4.800% due 07/10/2045	6,291	6,322
5.750% due 04/01/2048 •	600	586

American Tower Corp.
3.125% due 01/15/2027	6,300	6,049
3.375% due 10/15/2026	3,500	3,417

Arch Capital Finance LLC
5.031% due 12/15/2046	500	558

AvalonBay Communities, Inc.
3.900% due 10/15/2046	7,100	7,051

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	1,600	1,627

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/20/2048		$4,100	$4,014

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	800	874
8.875% due 04/14/2021 •(h)(i)		1,600	1,978

Banco Santander S.A.
5.250% due 09/29/2023 •(h)(i)		2,000	2,141
6.250% due 09/11/2021 •(h)(i)		9,700	11,178

Bank of America Corp.
3.419% due 12/20/2028 •		$4,738	4,641
3.593% due 07/21/2028 •		7,200	7,178
3.974% due 02/07/2030 •		6,700	6,842
5.875% due 03/15/2028 •(h)		18,000	18,290
7.750% due 05/14/2038		7,700	10,717

Bank of America N.A.
6.000% due 10/15/2036		1,200	1,491

Barclays Bank PLC
7.625% due 11/21/2022 (i)		200	218

Barclays PLC
3.650% due 03/16/2025		4,400	4,305
4.337% due 01/10/2028		2,400	2,390
4.375% due 01/12/2026		5,000	5,036
4.972% due 05/16/2029 •		3,400	3,521
5.250% due 08/17/2045		2,900	3,025
7.250% due 03/15/2023 •(h)(i)	GBP	3,140	4,232
7.750% due 09/15/2023 •(h)(i)		$2,200	2,205
7.875% due 09/15/2022 •(h)(i)	GBP	800	1,091
8.000% due 12/15/2020 •(h)(i)	EUR	3,900	4,718
8.000% due 06/15/2024 •(h)(i)		$5,700	5,835

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		2,400	2,495

BGC Partners, Inc.
5.375% due 07/24/2023		3,300	3,407

Blackstone CQP Holdco LP
6.000% due 08/18/2021		2,800	2,800
6.500% due 03/20/2021		17,619	17,619

BNP Paribas S.A.
6.625% due 03/25/2024 •(h)(i)		2,500	2,502
7.000% due 08/16/2028 •(h)(i)		900	901
7.375% due 08/19/2025 •(h)(i)		4,900	5,205

Brighthouse Financial, Inc.
4.700% due 06/22/2047		6,200	4,947

Brookfield Finance, Inc.
4.700% due 09/20/2047		5,000	4,822
4.850% due 03/29/2029		1,100	1,133

Cantor Fitzgerald LP
7.875% due 10/15/2019		6,030	6,178

Carlyle Finance LLC
5.650% due 09/15/2048		3,100	3,083

CBL & Associates LP
5.950% due 12/15/2026		700	515

Charles Schwab Corp.
5.000% due 12/01/2027 •(h)		2,500	2,354

China Evergrande Group
7.000% due 03/23/2020		6,000	5,979

Chubb INA Holdings, Inc.
4.350% due 11/03/2045		1,800	1,965

Citigroup, Inc.
3.200% due 10/21/2026		11,200	10,989
3.400% due 05/01/2026		1,000	996
3.668% due 07/24/2028 •		2,500	2,498
4.075% due 04/23/2029 •		7,400	7,600
4.750% due 05/18/2046		11,800	12,224
6.300% due 05/15/2024 •(h)		2,550	2,596
8.125% due 07/15/2039		2,900	4,362

CME Group, Inc.
4.150% due 06/15/2048		1,800	1,913

CoBank ACB
6.250% due 10/01/2026 •(h)		3,700	3,904

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	5,400	6,290
6.625% due 06/29/2021 •(h)(i)		4,000	4,897

Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		$3,000	3,039
7.500% due 03/09/2020		5,500	5,616

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole S.A.
7.500% due 06/23/2026 •(h)(i)	GBP	400	$569

Credit Suisse AG
6.500% due 08/08/2023 (i)		$7,675	8,241

Credit Suisse Group AG
7.250% due 09/12/2025 •(h)(i)		12,000	12,063

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		2,000	1,998

Crown Castle International Corp.
4.000% due 03/01/2027		200	202
4.750% due 05/15/2047		2,400	2,379
5.200% due 02/15/2049		8,100	8,552

CubeSmart LP
4.375% due 02/15/2029		1,900	1,948

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(h)		8,250	8,259

Deutsche Bank AG
4.250% due 10/14/2021		7,300	7,340

Digital Realty Trust LP
4.450% due 07/15/2028		3,400	3,558

Discover Bank
3.450% due 07/27/2026		2,000	1,940

Discover Financial Services
5.500% due 10/30/2027 •(h)		3,000	2,854

Doctors Co.
6.500% due 10/15/2023		10,150	10,648

E*TRADE Financial Corp.
3.800% due 08/24/2027		1,400	1,362
4.500% due 06/20/2028		800	814

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	8,567	9,190

EPR Properties
4.500% due 06/01/2027		$1,567	1,582
4.950% due 04/15/2028		100	104

ERP Operating LP
4.500% due 07/01/2044		3,040	3,288
4.500% due 06/01/2045		1,200	1,300

Essex Portfolio LP
3.375% due 04/15/2026		5,600	5,544

Farmers Exchange Capital
5.454% due 10/15/2054 •		10,200	10,033

Farmers Insurance Exchange
4.747% due 11/01/2057 •		7,000	6,067

Fidelity National Financial, Inc.
5.500% due 09/01/2022		12,425	13,180

First American Financial Corp.
4.300% due 02/01/2023		900	916

First Republic Bank
4.625% due 02/13/2047		2,000	2,038

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,100	6,349

FMR LLC
6.450% due 11/15/2039		4,500	5,859

Ford Motor Credit Co. LLC
3.867% (US0003M + 1.270%) due 03/28/2022 ~		1,100	1,063
5.584% due 03/18/2024		8,100	8,220

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		3,300	3,366

Freedom Mortgage Corp.
8.250% due 04/15/2025		4,100	3,659

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,000	4,834

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		32,615	30,271

GLP Capital LP
5.300% due 01/15/2029		3,600	3,794

Goldman Sachs Group, Inc.
3.750% due 02/25/2026		6,200	6,233
4.017% due 10/31/2038 •		23,500	22,575

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		3,600	3,606

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		$3,700	$3,602

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		7,903	8,332

Harborwalk Funding Trust
5.077% due 02/15/2069 •		2,500	2,640

Hartford Financial Services Group, Inc.
4.809% due 02/12/2067 •		2,900	2,506

High Street Funding Trust
4.682% due 02/15/2048		700	718

Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	1,938

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(h)	GBP	400	666

HSBC Holdings PLC
3.600% due 05/25/2023		$3,000	3,056
3.803% due 03/11/2025 •		3,500	3,555
4.041% due 03/13/2028 •		5,600	5,652
4.583% due 06/19/2029 •		1,900	2,001
5.250% due 09/16/2022 •(h)(i)	EUR	9,600	11,402
5.875% due 09/28/2026 •(h)(i)	GBP	3,300	4,336
6.000% due 09/29/2023 •(h)(i)	EUR	1,055	1,321
6.250% due 03/23/2023 •(h)(i)		$900	899
6.500% due 03/23/2028 •(h)(i)		9,800	9,711
6.500% due 09/15/2037		100	125
6.800% due 06/01/2038		220	283
7.625% due 05/17/2032		1,800	2,373

Intercontinental Exchange, Inc.
4.250% due 09/21/2048		1,100	1,160

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(h)(i)	EUR	600	731

Jefferies Finance LLC
6.875% due 04/15/2022		$600	606
7.375% due 04/01/2020		11,800	11,830

JPMorgan Chase & Co.
3.897% due 01/23/2049 •		16,000	15,523
4.005% due 04/23/2029 •		700	720
4.260% due 02/22/2048 •		1,900	1,955
6.100% due 10/01/2024 •(h)		8,823	9,294
6.125% due 04/30/2024 •(h)		11,377	11,939
6.221% (US0003M + 3.470%) due 04/30/2019 ~(h)		10,759	10,829
8.750% due 09/01/2030		275	377

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		700	699

Kimco Realty Corp.
4.450% due 09/01/2047		2,000	1,981

Legg Mason, Inc.
5.625% due 01/15/2044		1,400	1,388

Liberty Mutual Group, Inc.
6.500% due 05/01/2042		900	1,115

Lincoln National Corp.
4.350% due 03/01/2048		3,000	2,985

Lloyds Bank PLC
7.500% due 04/02/2032 Ø		4,600	3,569

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		4,000	3,848
4.344% due 01/09/2048		300	271
4.550% due 08/16/2028		5,600	5,810
7.000% due 06/27/2019 •(h)(i)	GBP	500	653
7.500% due 09/27/2025 •(h)(i)		$5,000	5,078
7.875% due 06/27/2029 •(h)(i)	GBP	500	718

Manulife Financial Corp.
5.375% due 03/04/2046		$7,300	8,639

Marsh & McLennan Cos., Inc.
3.500% due 06/03/2024		5,400	5,511
4.350% due 01/30/2047		200	203
4.900% due 03/15/2049		400	440

Massachusetts Mutual Life Insurance Co.
4.900% due 04/01/2077		1,000	1,062
8.875% due 06/01/2039		1,805	2,845

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		1,900	1,983

MetLife Capital Trust
7.875% due 12/15/2067		11,950	14,596

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MetLife, Inc.
5.875% due 03/15/2028 •(h)		$1,200	$1,237

MGM Growth Properties Operating Partnership LP
5.750% due 02/01/2027		1,900	1,969

Mitsubishi UFJ Financial Group, Inc.
4.153% due 03/07/2039		2,200	2,279

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		200	202

Mitsui Sumitomo Insurance Co. Ltd.
4.950% due 03/06/2029 •(h)		5,000	5,122

Morgan Stanley
4.000% due 07/23/2025		15,000	15,463

National Rural Utilities Cooperative Finance Corp.
4.300% due 03/15/2049		2,100	2,234

Nationwide Building Society
4.000% due 09/14/2026		1,600	1,539

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	3,951

Navient Corp.
5.625% due 08/01/2033		6,015	4,632
6.150% due 03/10/2021		400	385

Neuberger Berman Group LLC
4.500% due 03/15/2027		400	409
4.875% due 04/15/2045		1,700	1,546

Nordea Bank Abp
6.625% due 03/26/2026 •(h)(i)		2,200	2,205

Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		7,000	8,968

Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	607

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028		4,500	4,619

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		600	616
4.125% due 02/01/2029		800	840

ORIX Corp.
4.050% due 01/16/2024		3,500	3,614

Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	23,172

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,377

Physicians Realty LP
3.950% due 01/15/2028		1,900	1,839

Pinnacol Assurance
8.625% due 06/25/2034 «(j)		7,000	6,848

Progressive Corp.
4.125% due 04/15/2047		500	522

Prudential Financial, Inc.
5.200% due 03/15/2044 •		5,000	5,062

Quicken Loans, Inc.
5.250% due 01/15/2028		2,500	2,350

RBS Capital Trust
6.425% due 01/03/2034 •(h)		1,400	1,720

Regency Centers LP
4.125% due 03/15/2028		100	103
4.400% due 02/01/2047		1,100	1,106
4.650% due 03/15/2049		500	521

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		5,700	5,729
4.892% due 05/18/2029 •		2,700	2,807
5.076% due 01/27/2030 •		4,100	4,322
7.500% due 08/10/2020 •(h)(i)		1,000	1,021
7.648% due 09/30/2031 •(h)		700	884
8.625% due 08/15/2021 •(h)(i)		200	214

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)	GBP	700	926
7.375% due 06/24/2022 •(h)(i)		600	807

Selective Insurance Group, Inc.
5.375% due 03/01/2049		$1,700	1,754

SL Green Realty Corp.
4.500% due 12/01/2022		2,800	2,897

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)		400	369
7.375% due 10/04/2023 •(h)(i)		4,800	4,767

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	73

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit Realty LP
4.450% due 09/15/2026		$2,000	$1,985

Springleaf Finance Corp.
6.125% due 05/15/2022		4,300	4,472

State Street Corp.
5.625% due 12/15/2023 •(h)		2,000	2,016

Stearns Holdings LLC
9.375% due 08/15/2020		2,502	2,352

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	5,195	6,818

Sunac China Holdings Ltd.
8.375% due 01/15/2021		$3,100	3,182
8.625% due 07/27/2020		1,900	1,953

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		3,500	3,618
4.375% due 09/15/2054 •		4,000	4,137
6.850% due 12/16/2039		371	511

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	771	1,175
5.661% due 10/13/2041		49	76
5.744% due 04/13/2040		97	152
7.623% due 07/13/2039		3,258	5,886

Travelers Cos., Inc.
4.050% due 03/07/2048		$1,000	1,030

Trust F
6.950% due 01/30/2044		5,300	5,558

U.S. Bancorp
5.300% due 04/15/2027 •(h)		3,600	3,666

UBS AG
7.625% due 08/17/2022 (i)		13,050	14,362

UBS Group Funding Switzerland AG
4.125% due 09/24/2025		6,600	6,825
7.000% due 02/19/2025 •(h)(i)		3,600	3,803

UDR, Inc.
4.000% due 10/01/2025		600	617
4.400% due 01/26/2029		700	737

UniCredit SpA
6.572% due 01/14/2022		2,600	2,725
6.625% due 06/03/2023 •(h)(i)	EUR	2,200	2,405
7.830% due 12/04/2023		$8,850	9,863

Ventas Realty LP
4.875% due 04/15/2049		500	524

VEREIT Operating Partnership LP
3.950% due 08/15/2027		1,100	1,086
4.875% due 06/01/2026		300	313

Voya Financial, Inc.
4.700% due 01/23/2048 •		500	432
5.700% due 07/15/2043		630	734
6.125% due 09/15/2023 •(h)		800	812

Wachovia Capital Trust
5.570% due 04/29/2019 •(h)		1,180	1,166

Washington Prime Group LP
5.950% due 08/15/2024		6,250	5,866

WEA Finance LLC
3.750% due 09/17/2024		1,400	1,431

Wells Fargo & Co.
3.550% due 09/29/2025		7,400	7,539
3.584% due 05/22/2028 •		3,500	3,521
4.150% due 01/24/2029		17,200	18,002
5.375% due 02/07/2035		1,600	1,871
5.375% due 11/02/2043		3,100	3,496
5.900% due 06/15/2024 •(h)		3,000	3,071
6.381% (US0003M + 3.770%) due 06/15/2019 ~(h)		6,033	6,078

Wells Fargo Bank N.A.
6.600% due 01/15/2038		3,700	4,850

Welltower, Inc.
4.950% due 09/01/2048		5,000	5,295
5.125% due 03/15/2043		2,300	2,443
6.500% due 03/15/2041		900	1,102

Weyerhaeuser Co.
4.000% due 11/15/2029		9,200	9,486
6.950% due 10/01/2027		16,922	20,501
7.950% due 03/15/2025		200	240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

XLIT Ltd.
5.500% due 03/31/2045	$2,000	$2,217

		1,042,292

INDUSTRIALS 33.4%

AbbVie, Inc.
4.450% due 05/14/2046	7,000	6,524
4.700% due 05/14/2045	11,100	10,721
4.875% due 11/14/2048	2,400	2,368

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047	1,400	1,448

Activision Blizzard, Inc.
4.500% due 06/15/2047	5,890	5,559

Alimentation Couche-Tard, Inc.
4.500% due 07/26/2047	1,400	1,317

Allergan Funding SCS
4.550% due 03/15/2035	4,700	4,616
4.750% due 03/15/2045	3,000	3,001
4.850% due 06/15/2044	3,300	3,299

Altria Group, Inc.
3.875% due 09/16/2046	3,200	2,638
5.800% due 02/14/2039	4,100	4,350

Amazon.com, Inc.
3.875% due 08/22/2037	1,800	1,883
4.050% due 08/22/2047	9,300	9,851

American Airlines Pass-Through Trust
3.200% due 12/15/2029	2,609	2,557
4.000% due 01/15/2027	481	490

Amgen, Inc.
4.563% due 06/15/2048	2,500	2,516
4.663% due 06/15/2051	24,953	25,198

Anadarko Holding Co.
7.150% due 05/15/2028	1,722	1,999

Anadarko Petroleum Corp.
4.500% due 07/15/2044	5,000	4,728
6.450% due 09/15/2036	1,100	1,270
6.600% due 03/15/2046	300	366
7.000% due 11/15/2027	600	697

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	10,000	10,019
4.900% due 02/01/2046	24,700	24,860

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048	4,100	3,871
4.750% due 04/15/2058	6,500	6,218
4.950% due 01/15/2042	5,600	5,671

Anthem, Inc.
4.375% due 12/01/2047	5,600	5,587
4.550% due 03/01/2048	1,900	1,953
4.650% due 01/15/2043	1,400	1,453
5.100% due 01/15/2044	500	548

AP Moller - Maersk A/S
3.875% due 09/28/2025	2,425	2,374

Apache Corp.
5.250% due 02/01/2042	2,300	2,326

Apple, Inc.
3.750% due 09/12/2047	1,600	1,597
4.250% due 02/09/2047	9,800	10,489
4.375% due 05/13/2045	8,800	9,605

Aptiv PLC
5.400% due 03/15/2049	2,800	2,905

Bacardi Ltd.
5.150% due 05/15/2038	4,100	3,927
5.300% due 05/15/2048	3,600	3,462

Baker Hughes a GE Co. LLC
4.080% due 12/15/2047	500	459

BAT Capital Corp.
4.390% due 08/15/2037	1,300	1,176
4.540% due 08/15/2047	9,700	8,525

Bausch Health Cos., Inc.
5.500% due 11/01/2025	300	308

Bayer U.S. Finance LLC
4.375% due 12/15/2028	1,700	1,693
4.625% due 06/25/2038	1,800	1,687
4.875% due 06/25/2048	3,400	3,205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Berry Global, Inc.
4.500% due 02/15/2026	$700	$667

Biogen, Inc.
5.200% due 09/15/2045	1,000	1,062

Boston Scientific Corp.
4.700% due 03/01/2049	4,600	4,909
7.000% due 11/15/2035	1,500	1,953

Braskem America Finance Co.
7.125% due 07/22/2041	3,200	3,704

Braskem Netherlands Finance BV
4.500% due 01/10/2028	3,500	3,416

BRF S.A.
4.750% due 05/22/2024 (l)	600	568

Broadcom Corp.
3.875% due 01/15/2027	8,500	8,134

Broadcom, Inc.
4.750% due 04/15/2029 (b)	3,300	3,284

Caesars Resort Collection LLC
5.250% due 10/15/2025	3,200	3,096

Campbell Soup Co.
3.950% due 03/15/2025	1,200	1,210

Canadian Pacific Railway Co.
6.125% due 09/15/2115	8,300	10,327

CBS Corp.
4.900% due 08/15/2044	5,700	5,631

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	492	479

Celgene Corp.
4.350% due 11/15/2047	1,800	1,760
4.550% due 02/20/2048	400	408
4.625% due 05/15/2044	300	303
5.000% due 08/15/2045	2,500	2,632

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047	1,500	1,489

Cenovus Energy, Inc.
5.250% due 06/15/2037	3,740	3,722
5.400% due 06/15/2047	1,175	1,167
6.750% due 11/15/2039	6,200	6,931

Charter Communications Operating LLC
5.375% due 05/01/2047	10,100	10,078
5.750% due 04/01/2048	7,900	8,283
6.834% due 10/23/2055	12,555	14,259

Church & Dwight Co., Inc.
3.950% due 08/01/2047	900	872

Cimarex Energy Co.
3.900% due 05/15/2027	1,400	1,399
4.375% due 06/01/2024	200	208

Citrix Systems, Inc.
4.500% due 12/01/2027	1,000	989

Comcast Corp.
3.400% due 07/15/2046	5,500	4,890
3.969% due 11/01/2047	6,517	6,310
4.000% due 08/15/2047	9,400	9,165
4.750% due 03/01/2044	1,300	1,414
4.950% due 10/15/2058	19,000	21,027

Community Health Systems, Inc.
8.000% due 03/15/2026	800	767
8.625% due 01/15/2024	4,300	4,316

Conagra Brands, Inc.
4.600% due 11/01/2025	6,541	6,889
5.300% due 11/01/2038	2,500	2,545
5.400% due 11/01/2048	1,400	1,412

Concho Resources, Inc.
4.850% due 08/15/2048	1,000	1,051
4.875% due 10/01/2047	1,100	1,171

Constellation Brands, Inc.
4.100% due 02/15/2048	2,000	1,822
4.500% due 05/09/2047	1,200	1,163
5.250% due 11/15/2048	400	426

Continental Resources, Inc.
4.900% due 06/01/2044	3,500	3,575

Corp. Nacional del Cobre de Chile
4.375% due 02/05/2049	400	407
4.500% due 08/01/2047	5,100	5,294

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cox Communications, Inc.
4.800% due 02/01/2035	$4,800	$4,553

CRH America Finance, Inc.
4.500% due 04/04/2048	3,800	3,533

CVS Health Corp.
4.780% due 03/25/2038	400	397
5.050% due 03/25/2048	3,900	3,937

CVS Pass-Through Trust
4.704% due 01/10/2036	1,612	1,675
7.507% due 01/10/2032	14,182	16,880
8.353% due 07/10/2031	302	374

Dell International LLC
4.900% due 10/01/2026	3,400	3,468
5.300% due 10/01/2029	4,700	4,740
6.020% due 06/15/2026	6,500	6,997
8.100% due 07/15/2036	17,000	20,046

Deutsche Telekom International Finance BV
4.750% due 06/21/2038	9,000	9,231

Devon Energy Corp.
5.850% due 12/15/2025	2,655	3,017

Diamond Resorts International, Inc.
7.750% due 09/01/2023	2,000	2,008

Diamondback Energy, Inc.
5.375% due 05/31/2025	200	209

Discovery Communications LLC
5.200% due 09/20/2047	3,400	3,316

DP World PLC
5.625% due 09/25/2048	4,800	5,008
6.850% due 07/02/2037	4,010	4,836

eBay, Inc.
4.000% due 07/15/2042	2,500	2,134

Ecopetrol S.A.
7.375% due 09/18/2043	3,750	4,491

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	12,258

Enbridge, Inc.
4.500% due 06/10/2044	271	274

Encana Corp.
6.625% due 08/15/2037	300	355
7.200% due 11/01/2031	4,700	5,802

Endo Dac
6.000% due 07/15/2023	1,105	856

Energy Transfer Operating LP
5.150% due 03/15/2045	3,500	3,380
6.125% due 12/15/2045	4,725	5,154
6.500% due 02/01/2042	4,400	4,902
7.500% due 07/01/2038	14,004	17,047

EnLink Midstream Partners LP
5.450% due 06/01/2047	1,200	1,074

Entergy Louisiana LLC
4.200% due 04/01/2050	4,200	4,399

Enterprise Products Operating LLC
4.450% due 02/15/2043	18,697	18,842
4.850% due 03/15/2044	13,179	14,035
5.250% due 08/16/2077 •	2,900	2,687
5.950% due 02/01/2041	2,400	2,878

ERAC USA Finance LLC
3.300% due 12/01/2026	100	97

FedEx Corp.
4.950% due 10/17/2048	6,900	7,123

Fox Corp.
5.576% due 01/25/2049	11,600	13,146

GATX Corp.
4.500% due 03/30/2045	1,038	949

General Electric Co.
5.000% due 01/21/2021 •(h)	21,900	20,444
6.875% due 01/10/2039	500	593

General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~	1,200	1,199

Georgia-Pacific LLC
8.875% due 05/15/2031	300	449

Gilead Sciences, Inc.
4.150% due 03/01/2047	3,465	3,355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Halliburton Co.
5.000% due 11/15/2045	$4,600	$4,909

HCA, Inc.
5.500% due 06/15/2047	5,000	5,343

Heineken NV
4.350% due 03/29/2047	3,000	3,034

Hess Corp.
5.800% due 04/01/2047	1,400	1,464
7.300% due 08/15/2031	1,974	2,307

Humana, Inc.
4.800% due 03/15/2047	1,600	1,691

International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	800	762
5.000% due 09/26/2048	7,100	7,478

International Paper Co.
4.400% due 08/15/2047	9,600	9,022
5.150% due 05/15/2046	1,000	1,030

Interpublic Group of Cos., Inc.
5.400% due 10/01/2048	1,000	1,018

JB Hunt Transport Services, Inc.
3.875% due 03/01/2026	1,000	1,017

Jeld-Wen, Inc.
4.625% due 12/15/2025	1,300	1,238
4.875% due 12/15/2027	3,028	2,861

Kaiser Foundation Hospitals
4.150% due 05/01/2047	500	530

Kansas City Southern
4.300% due 05/15/2043	700	686
4.700% due 05/01/2048	7,000	7,345
4.950% due 08/15/2045	3,400	3,667

Keurig Dr Pepper, Inc.
4.597% due 05/25/2028	3,300	3,444

Kinder Morgan Energy Partners LP
6.950% due 01/15/2038	5,000	6,095
7.400% due 03/15/2031	100	125

Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	4,264
7.420% due 02/15/2037	2,980	3,446
8.050% due 10/15/2030	3,825	4,897

KLA-Tencor Corp.
5.000% due 03/15/2049	2,300	2,441

Kraft Heinz Foods Co.
3.517% (US0003M + 0.820%) due 08/10/2022 ~	960	959
5.000% due 07/15/2035	1,600	1,575
5.200% due 07/15/2045	13,726	13,263
6.875% due 01/26/2039	3,500	3,964

LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	2,521	2,348

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	496	491

Lockheed Martin Corp.
4.090% due 09/15/2052	200	204

Lowe’s Cos., Inc.
4.050% due 05/03/2047	2,000	1,881

Magellan Midstream Partners LP
4.850% due 02/01/2049	1,900	2,023

Marathon Oil Corp.
5.200% due 06/01/2045	800	864
6.600% due 10/01/2037	500	590

Masco Corp.
4.500% due 05/15/2047	6,000	5,480

McDonald’s Corp.
3.625% due 05/01/2043	4,025	3,658
4.450% due 03/01/2047	1,400	1,442

Medtronic, Inc.
4.375% due 03/15/2035	1,077	1,178
4.625% due 03/15/2045	67	77

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	11,080	11,002

Metinvest BV
7.750% due 04/23/2023	2,000	1,962

Micron Technology, Inc.
5.327% due 02/06/2029	2,500	2,573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Microsoft Corp.
3.450% due 08/08/2036	$2,000	$2,013
4.100% due 02/06/2037	8,800	9,598
4.450% due 11/03/2045	3,500	3,996
4.500% due 02/06/2057	7,700	8,881
4.750% due 11/03/2055	4,000	4,806

Moody’s Corp.
3.250% due 01/15/2028	1,800	1,762

Motorola Solutions, Inc.
5.500% due 09/01/2044	1,400	1,366

MPLX LP
4.900% due 04/15/2058	1,900	1,794

Mylan NV
5.250% due 06/15/2046	15,400	13,905

Mylan, Inc.
5.400% due 11/29/2043	300	276

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (h)	11,000	11,169

NBCUniversal Media LLC
4.450% due 01/15/2043	11,000	11,433
5.950% due 04/01/2041	2,400	2,960

Nestle Holdings, Inc.
3.900% due 09/24/2038	800	836
4.000% due 09/24/2048	800	841

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	3,225	3,382

Norfolk Southern Corp.
4.450% due 06/15/2045	4,500	4,693

NXP BV
5.550% due 12/01/2028	600	651

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (f)(h)	1,253	13

ONEOK Partners LP
6.125% due 02/01/2041	7,090	7,949
6.200% due 09/15/2043	3,411	3,896

Oracle Corp.
3.850% due 07/15/2036	9,900	10,023

Owens Corning
4.300% due 07/15/2047	5,000	4,061
4.400% due 01/30/2048	300	248

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	6,600	6,472

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	6,300	6,284

Petroleos Mexicanos
6.350% due 02/12/2048	19,889	17,635
6.375% due 01/23/2045	5,200	4,613

Pfizer, Inc.
5.600% due 09/15/2040	3,000	3,708
7.200% due 03/15/2039	5,224	7,582

Philip Morris International, Inc.
3.875% due 08/21/2042	2,600	2,396
4.250% due 11/10/2044	5,000	4,872
6.375% due 05/16/2038	10,600	13,160

Pioneer Natural Resources Co.
7.200% due 01/15/2028	17,016	20,691

QVC, Inc.
4.450% due 02/15/2025	4,615	4,614
5.450% due 08/15/2034	900	877
5.950% due 03/15/2043	3,365	3,125

Reynolds American, Inc.
6.150% due 09/15/2043	500	523
7.250% due 06/15/2037	660	772

Rockwell Collins, Inc.
3.500% due 03/15/2027	1,200	1,189
4.350% due 04/15/2047	700	692

Sands China Ltd.
5.125% due 08/08/2025	2,000	2,088
5.400% due 08/08/2028	1,300	1,366

SASOL Financing USA LLC
6.500% due 09/27/2028	2,700	2,952

Siemens Financieringsmaatschappij NV
4.200% due 03/16/2047	1,000	1,051

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	75

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Co.
4.250% due 07/01/2036		$3,640	$3,602

Southern Natural Gas Co. LLC
7.350% due 02/15/2031		1,400	1,741

Spectra Energy Partners LP
4.500% due 03/15/2045		1,675	1,702

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		249	255

Sprint Spectrum Co. LLC
5.152% due 09/20/2029		4,300	4,408

Standard Industries, Inc.
4.750% due 01/15/2028		700	670
5.000% due 02/15/2027		2,500	2,426

Stryker Corp.
4.625% due 03/15/2046		5,000	5,396

Studio City Finance Ltd.
7.250% due 02/11/2024		5,000	5,247

Suzano Austria GmbH
6.000% due 01/15/2029		1,400	1,495
7.000% due 03/16/2047		4,340	4,850

Syngenta Finance NV
5.676% due 04/24/2048		4,300	4,088

Takeda Pharmaceutical Co. Ltd.
5.000% due 11/26/2028		3,400	3,692

Tech Data Corp.
4.950% due 02/15/2027		900	912

Telefonica Emisiones S.A.
4.895% due 03/06/2048		7,000	6,832
5.213% due 03/08/2047		1,900	1,933
5.520% due 03/01/2049		5,400	5,681

Tencent Holdings Ltd.
3.925% due 01/19/2038		400	384

Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032		1,275	1,684

Texas Eastern Transmission LP
4.150% due 01/15/2048		7,000	6,740
7.000% due 07/15/2032		1,000	1,243

Thermo Fisher Scientific, Inc.
5.300% due 02/01/2044		900	1,039

Time Warner Cable LLC
5.250% due 07/15/2042	GBP	800	1,203
5.500% due 09/01/2041		$3,225	3,198
5.875% due 11/15/2040		2,641	2,753
6.550% due 05/01/2037		1,400	1,551
6.750% due 06/15/2039		4,859	5,435
7.300% due 07/01/2038		6,900	8,060

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		7,100	7,471
5.100% due 03/15/2049		4,000	4,318
7.625% due 01/15/2039		1,900	2,593

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		4,400	4,485
7.850% due 02/01/2026		3,400	4,257

Transocean Guardian Ltd.
5.875% due 01/15/2024		1,323	1,349

Transocean, Inc.
7.250% due 11/01/2025		2,200	2,181
9.000% due 07/15/2023		2,100	2,247

TTX Co.
4.600% due 02/01/2049		1,800	1,966

Tyson Foods, Inc.
4.550% due 06/02/2047		200	190
4.875% due 08/15/2034		2,700	2,802

U.S. Airways Pass-Through Trust
8.000% due 04/01/2021		656	668

Union Pacific Corp.
4.300% due 03/01/2049		3,300	3,417

United Airlines Pass-Through Trust
3.450% due 01/07/2030		4,512	4,439
4.150% due 02/25/2033		2,500	2,595
4.300% due 02/15/2027		54	56

United Technologies Corp.
4.450% due 11/16/2038		1,300	1,348
4.625% due 11/16/2048		2,500	2,662

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UnitedHealth Group, Inc.
3.750% due 10/15/2047		$200	$195
4.625% due 07/15/2035		9,238	10,391
4.750% due 07/15/2045		7,240	8,207

Univision Communications, Inc.
5.125% due 02/15/2025		1,900	1,779

Vale Overseas Ltd.
6.250% due 08/10/2026		3,500	3,822
6.875% due 11/21/2036		5,739	6,586
6.875% due 11/10/2039		300	345

Vale S.A.
3.750% due 01/10/2023	EUR	2,000	2,393

Valero Energy Corp.
4.000% due 04/01/2029		$2,700	2,723

Virgin Australia Pass-Through Trust
5.000% due 04/23/2025		1,231	1,259

VMware, Inc.
3.900% due 08/21/2027		2,600	2,504

Wabtec Corp.
4.950% due 09/15/2028		2,000	2,031

Warner Media LLC
4.900% due 06/15/2042		3,700	3,718

Western & Southern Life Insurance Co.
5.150% due 01/15/2049		2,200	2,417

Western Digital Corp.
4.750% due 02/15/2026		1,200	1,148

Western Midstream Operating LP
5.450% due 04/01/2044		2,000	1,918

Westmoreland Coal Co.
8.750% due 01/01/2022 ^(d)		4,300	2,000

Whirlpool Corp.
4.750% due 02/26/2029		7,300	7,496

Williams Cos., Inc.
4.850% due 03/01/2048		3,800	3,799
5.100% due 09/15/2045		400	412
6.300% due 04/15/2040		1,900	2,228

Woodside Finance Ltd.
3.650% due 03/05/2025		100	100
3.700% due 09/15/2026		1,300	1,278
3.700% due 03/15/2028		1,126	1,088

Wynn Macau Ltd.
5.500% due 10/01/2027		22,700	21,792

Yara International ASA
4.750% due 06/01/2028		1,100	1,150

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,337	1,362

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021		500	503
4.250% due 08/15/2035		205	188

Zoetis, Inc.
3.950% due 09/12/2047		1,400	1,331
4.450% due 08/20/2048		1,200	1,248

			1,217,583

UTILITIES 13.6%

Antero Midstream Partners LP
5.750% due 03/01/2027		2,000	2,035

AT&T, Inc.
1.800% due 09/05/2026	EUR	100	117
2.350% due 09/05/2029		100	118
3.737% (US0003M + 0.950%) due 07/15/2021 ~		$5,150	5,212
4.300% due 02/15/2030		16,372	16,598
4.300% due 12/15/2042		6,813	6,295
4.350% due 06/15/2045		10,443	9,616
4.500% due 03/09/2048		28,877	27,241
4.750% due 05/15/2046		400	393
4.800% due 06/15/2044		6,000	5,910
5.150% due 11/15/2046		4,600	4,737
5.150% due 02/15/2050		5,400	5,538
5.300% due 08/15/2058		7,500	7,624
5.450% due 03/01/2047		20,000	21,436

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049		8,300	8,828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BG Energy Capital PLC
5.125% due 10/15/2041		$3,100	$3,497

British Telecommunications PLC
9.625% due 12/15/2030		3,600	5,154

Brooklyn Union Gas Co.
4.487% due 03/04/2049		3,100	3,350

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(h)		2,200	2,237

Cleco Corporate Holdings LLC
4.973% due 05/01/2046		400	410

Commonwealth Edison Co.
4.000% due 03/01/2048		700	720

Connecticut Light & Power Co.
6.350% due 06/01/2036		535	680

Consolidated Edison Co. of New York, Inc.
4.500% due 05/15/2058		9,600	10,103
4.650% due 12/01/2048		1,900	2,099

Consumers Energy Co.
4.050% due 05/15/2048		2,500	2,653

DTE Electric Co.
4.050% due 05/15/2048		1,600	1,674

Duke Energy Carolinas LLC
3.950% due 03/15/2048		6,000	6,159

Duke Energy Corp.
3.750% due 09/01/2046		9,050	8,496
3.950% due 08/15/2047		2,300	2,225

Duke Energy Progress LLC
3.600% due 09/15/2047		5,900	5,662

E.ON International Finance BV
6.650% due 04/30/2038		600	750

Electricite de France S.A.
4.950% due 10/13/2045		2,100	2,165
5.000% due 09/21/2048		8,120	8,388

Emera U.S. Finance LP
4.750% due 06/15/2046		2,100	2,186

Emera, Inc.
6.750% due 06/15/2076 •		1,000	1,069

Enable Midstream Partners LP
5.000% due 05/15/2044		7,193	6,481

Enel Finance International NV
4.750% due 05/25/2047		3,000	2,882
4.875% due 06/14/2029		2,800	2,923

Exelon Corp.
5.625% due 06/15/2035		200	228

Exelon Generation Co. LLC
5.600% due 06/15/2042		2,100	2,215

FirstEnergy Transmission LLC
5.450% due 07/15/2044		6,330	7,172

Florida Power & Light Co.
3.950% due 03/01/2048		4,600	4,814

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,806

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	600	675
3.125% due 11/17/2023		3,300	3,882
4.250% due 04/06/2024	GBP	7,000	9,348
5.150% due 02/11/2026		$16,800	17,101
6.510% due 03/07/2022		700	747

Indiana Michigan Power Co.
4.550% due 03/15/2046		400	429

Jersey Central Power & Light Co.
6.150% due 06/01/2037		250	297

Kentucky Utilities Co.
4.375% due 10/01/2045		2,300	2,466

Louisville Gas & Electric Co.
4.250% due 04/01/2049 (b)		2,200	2,322

MidAmerican Energy Co.
4.250% due 05/01/2046		3,450	3,670
4.250% due 07/15/2049		2,400	2,559

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029		2,200	2,277

Monongahela Power Co.
5.400% due 12/15/2043		4,224	5,106

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New England Power Co.
3.800% due 12/05/2047		$6,300	$6,110

NGPL PipeCo LLC
7.768% due 12/15/2037		1,800	2,169

NiSource, Inc.
3.950% due 03/30/2048		1,200	1,146
4.375% due 05/15/2047		1,700	1,728
5.650% due 02/01/2045		500	583
5.800% due 02/01/2042		300	346

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		441	436

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (c)		1,021	636

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,257	1,203

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (c)		4,901	1,249

Ohio Power Co.
4.150% due 04/01/2048		900	941

ONEOK, Inc.
4.950% due 07/13/2047		4,100	4,054
5.200% due 07/15/2048		17,400	17,905

Orange S.A.
9.000% due 03/01/2031		685	993

Pacific Gas & Electric Co.
3.750% due 08/15/2042 ^(d)		1,300	1,027
4.250% due 03/15/2046 ^(d)		7,800	6,454

PacifiCorp
4.125% due 01/15/2049		8,700	9,024

Petrobras Global Finance BV
5.299% due 01/27/2025		3,081	3,133
5.999% due 01/27/2028		1,295	1,314
6.250% due 12/14/2026	GBP	900	1,292
7.375% due 01/17/2027		$6,300	6,966

Piedmont Natural Gas Co., Inc.
3.640% due 11/01/2046		1,000	913

Plains All American Pipeline LP
4.300% due 01/31/2043		1,500	1,297
4.700% due 06/15/2044		2,500	2,330
4.900% due 02/15/2045		8,200	7,892
5.150% due 06/01/2042		10,500	10,138
6.650% due 01/15/2037		2,212	2,489

PPL Capital Funding, Inc.
4.000% due 09/15/2047		1,700	1,604

Puget Sound Energy, Inc.
4.223% due 06/15/2048		2,700	2,880

Rio Oil Finance Trust
8.200% due 04/06/2028		4,600	4,990
9.250% due 07/06/2024		3,206	3,503

San Diego Gas & Electric Co.
3.750% due 06/01/2047		1,400	1,316
4.150% due 05/15/2048		1,200	1,206

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044		5,100	5,447

Sempra Energy
3.250% due 06/15/2027		1,268	1,215

Shell International Finance BV
3.625% due 08/21/2042		1,000	979
3.750% due 09/12/2046		2,500	2,508
4.375% due 05/11/2045		1,925	2,110

Southern California Edison Co.
4.125% due 03/01/2048		1,200	1,152
6.650% due 04/01/2029		1,000	1,098

Southern California Gas Co.
3.750% due 09/15/2042		1,600	1,555
4.300% due 01/15/2049		3,600	3,869
5.125% due 11/15/2040		300	347

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047		3,400	3,429

Southwestern Electric Power Co.
6.200% due 03/15/2040		8,200	10,095

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Corp.
7.250% due 09/15/2021	$4,969	$5,230

Tampa Electric Co.
4.450% due 06/15/2049	5,100	5,282

Transocean Poseidon Ltd.
6.875% due 02/01/2027	1,700	1,772

Verizon Communications, Inc.
4.672% due 03/15/2055	28,203	28,908
4.862% due 08/21/2046	2,000	2,141
5.012% due 08/21/2054	25,328	27,186
5.500% due 03/16/2047	2,700	3,170

Virginia Electric & Power Co.
3.800% due 09/15/2047	300	290

Vodafone Group PLC
5.250% due 05/30/2048	5,100	5,109
7.000% due 04/04/2079 •(b)	2,600	2,647

		495,581

Total Corporate Bonds & Notes (Cost $2,711,703)		2,755,456

MUNICIPAL BONDS & NOTES 2.9%

CALIFORNIA 0.5%

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	3,177

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,639

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	938

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,000	6,769

Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	2,500	2,538

Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	393

		17,454

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,181	12,253

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	1,240	1,299

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	400	497

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,522

		4,318

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,135

MICHIGAN 0.0%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	655	652

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.0%

New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	$900	$906

NEW YORK 0.7%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.267% due 05/01/2027	13,200	15,063

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	8,400	9,203

		24,266

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	5,095	6,647

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	4,990	7,532
8.084% due 02/15/2050	1,000	1,662

		15,841

PENNSYLVANIA 0.4%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	14,839

TENNESSEE 0.1%

Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	3,610	4,094

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,302

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	3,150	3,051

WASHINGTON 0.1%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,100	1,444

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,040	1,040

Total Municipal Bonds & Notes (Cost $89,871)		106,595

U.S. GOVERNMENT AGENCIES 9.2%

Fannie Mae
3.500% due 12/01/2047 - 08/01/2048	38,281	38,901

Fannie Mae, TBA
3.000% due 05/01/2049	16,000	15,917
3.500% due 04/01/2049 - 05/01/2049	211,500	214,365
4.000% due 05/01/2049	65,500	67,327

Total U.S. Government Agencies (Cost $333,527)		336,510

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	77

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 15.6%

U.S. Treasury Bonds
2.500% due 02/15/2045 (n)(p)	$24,000	$22,701
2.500% due 05/15/2046	59,539	56,107
3.000% due 11/15/2044 (n)(p)	23,400	24,325
3.000% due 02/15/2048 (n)(p)	32,583	33,800
3.000% due 08/15/2048	70,511	73,176
3.000% due 02/15/2049	56,700	58,875
3.125% due 05/15/2048	36,281	38,570
3.375% due 11/15/2048	129,130	144,073

U.S. Treasury Inflation Protected Securities (g)
0.375% due 07/15/2025 (n)	16,239	16,238
0.375% due 01/15/2027 (n)	24,382	24,183
0.500% due 01/15/2028	6,133	6,124

U.S. Treasury Notes
2.625% due 02/15/2029 (l)	19,134	19,509
2.875% due 08/15/2028	16,200	16,852
3.125% due 11/15/2028 (l)(p)	32,911	34,952

U.S. Treasury STRIPS
0.000% due 08/15/2048 (f)	2,250	976

Total U.S. Treasury Obligations (Cost $546,474)		570,461

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Banc of America Funding Trust
5.500% due 01/25/2036	239	208
5.750% due 03/25/2036	260	261

Bear Stearns Adjustable Rate Mortgage Trust
4.231% due 11/25/2034 ~	853	833

Bear Stearns ALT-A Trust
4.419% due 11/25/2034 ~	47	46

Chase Mortgage Finance Trust
3.748% due 12/25/2037 ^~	309	280

Citigroup Mortgage Loan Trust
2.726% due 11/25/2036 •	776	778

Countrywide Alternative Loan Trust
2.816% due 09/25/2035 •	601	493

Countrywide Home Loan Mortgage Pass-Through Trust
4.329% due 04/20/2035 ~	9	9

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.626% due 07/25/2047 •	271	256

GSMPS Mortgage Loan Trust
2.836% due 03/25/2035 •	1,062	996

IndyMac Mortgage Loan Trust
2.786% due 07/25/2035 •	472	447

JPMorgan Mortgage Trust
4.171% due 11/25/2033 ~	15	15

Merrill Lynch Mortgage Investors Trust
4.528% due 05/25/2033 ~	13	13

NAAC Reperforming Loan REMIC Trust Certificates
2.936% due 02/25/2035 ^•	1,514	1,349

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.556% due 02/25/2035 •	980	975
4.684% due 08/25/2035 ~	298	299

OBP Depositor LLC Trust
4.646% due 07/15/2045	3,000	3,037

Residential Accredit Loans, Inc. Trust
4.440% due 02/25/2035 ^~	743	646
4.725% due 03/25/2035 ^~	303	287

Residential Funding Mortgage Securities, Inc. Trust
4.806% due 02/25/2036 ^~	466	431

Sequoia Mortgage Trust
3.214% due 05/20/2034 •	845	842

Structured Adjustable Rate Mortgage Loan Trust
4.438% due 03/25/2034 ~	19	19

WaMu Mortgage Pass-Through Certificates Trust
2.154% due 11/25/2041 ~	235	232
2.926% due 07/25/2044 •	421	421

Wells Fargo Mortgage-Backed Securities Trust
4.828% due 12/25/2033 ~	16	16
4.988% due 01/25/2035 ~	29	30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.007% due 01/25/2035 ~		$332	$344

Total Non-Agency Mortgage-Backed Securities (Cost $12,675)			13,563

ASSET-BACKED SECURITIES 1.1%

ACE Securities Corp. Home Equity Loan Trust
3.281% due 01/25/2035 •		$1,036	$1,028

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 Ø		2,990	2,998

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		1,563	1,582

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.161% due 07/25/2035 •		2,054	2,062
3.356% due 07/25/2034 •		513	515

Asset-Backed Securities Corp. Home Equity Loan Trust
3.446% due 07/25/2035 •		2,000	1,999

Bayview Financial Acquisition Trust
6.101% due 05/28/2037 Ø		18	18

Bear Stearns Asset-Backed Securities Trust
2.906% due 12/25/2035 •		2,000	2,007
3.226% due 01/25/2034 •		4	4

Business Jet Securities LLC
4.335% due 02/15/2033		917	923

ECAF Ltd.
4.947% due 06/15/2040		3,190	3,212

First Franklin Mortgage Loan Trust
3.206% due 05/25/2035 •		36	36
3.221% due 09/25/2035 •		1,012	1,018

Home Equity Asset Trust
3.536% due 07/25/2035 •		122	122

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		1,194	1,201

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		3,026	3,058

Lehman XS Trust
3.286% due 10/25/2035 •		232	231

MAPS Ltd.
4.212% due 05/15/2043		1,766	1,784

METAL LLC
4.581% due 10/15/2042		3,316	3,313

Morgan Stanley Home Equity Loan Trust
3.191% due 08/25/2035 •		353	355

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.236% due 07/25/2035 •		632	634

RAAC Trust
2.866% due 10/25/2046 •		128	127
2.966% due 03/25/2037 •		691	693

Residential Asset Mortgage Products Trust
2.736% due 08/25/2046 •		1,345	1,341

Residential Asset Securities Corp. Trust
2.946% due 10/25/2035 •		252	253

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		2,811	2,833

Saxon Asset Securities Trust
3.152% due 03/25/2035 ^•		644	629

SLM Student Loan Trust
4.271% due 04/25/2023 •		3,094	3,131

Sprite Ltd.
4.250% due 12/15/2037		2,257	2,270

Total Asset-Backed Securities (Cost $37,490)			39,377

SOVEREIGN ISSUES 1.5%

Argentina Government International Bond
6.250% due 11/09/2047	EUR	150	121
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)	ARS	38,700	996

Brazil Government International Bond
5.000% due 01/27/2045		$10,710	9,897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mexico Government International Bond
4.600% due 01/23/2046		$6,075	$5,872
4.600% due 02/10/2048		4,100	3,974

Peru Government International Bond
6.350% due 08/12/2028	PEN	26,800	8,749
8.200% due 08/12/2026		40,000	14,483

Qatar Government International Bond
4.817% due 03/14/2049		$1,000	1,054
5.103% due 04/23/2048		4,300	4,719

Saudi Government International Bond
4.625% due 10/04/2047		2,500	2,469
5.000% due 04/17/2049		1,200	1,245

Ukraine Government International Bond
7.375% due 09/25/2032		1,000	894

Total Sovereign Issues (Cost $56,222)			54,473

		SHARES
WARRANTS 0.0%

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024		8,823	19

Total Warrants (Cost $23)			19

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.2%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(h)		40,000	4,140

Nationwide Building Society
10.250% ~		6,800	1,289

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~		54,575	1,450

State Street Corp.
5.900% (US0003M + 3.108%) due 03/15/2024 ~(h)		22,800	600

			7,479

UTILITIES 0.3%

Entergy Arkansas LLC
4.750% due 06/01/2063		39,925	1,009

Entergy Texas, Inc.
5.625% due 06/01/2064		142,184	3,825

SCE Trust
5.000% due 06/26/2022 (h)		99,200	2,038
5.750% (US0003M + 2.990%) due 03/15/2024 ~(h)		161,000	3,848

			10,720

Total Preferred Securities (Cost $18,160)			18,199

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (k) 0.2%
			6,118

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
47.127% due 04/12/2019 - 06/28/2019 (e)(f)	ARS	136,495	3,660

Total Short-Term Instruments (Cost $10,312)			9,778

Total Investments in Securities (Cost $3,961,031)			4,047,812

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	27,044	$267

Total Short-Term Instruments (Cost $267)		267

Total Investments in Affiliates (Cost $267)		267

Total Investments 111.0% (Cost $3,961,298)		$4,048,079

Financial Derivative Instruments (m)(o) 0.3% (Cost or Premiums, net $26,746)		12,810

Other Assets and Liabilities, net (11.3)%		(413,644)

Net Assets 100.0%		$3,647,245

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$ 8,895	$9,002	0.25%
Delta Air Lines, Inc.	4.501	09/30/2019	09/29/2014	8,283	8,295	0.22
Norwegian Air Shuttle	4.110 - 4.250	06/24/2026	06/25/2014 - 09/08/2014	13,092	12,719	0.35
Norwegian Air Shuttle	5.860 - 6.110	06/24/2021	06/25/2014	5,916	5,858	0.16
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	7,000	6,848	0.19

				$ 43,186	$42,722	1.17%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	79

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$6,118	U.S. Treasury Notes 1.125% due 06/30/2021	$(6,242)	$6,118	$6,119

Total Repurchase Agreements						$(6,242)	$6,118	$6,119

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	2.250%	03/28/2019	04/15/2019		$	(13,428)	$(13,431)
JML	1.900	12/21/2018	TBD	(3)		(477)	(479)

Total Reverse Repurchase Agreements							$(13,910)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(4)
UBS	2.630%	03/13/2019	04/17/2019	$	(34,647)	$(34,695)

Total Sale-Buyback Transactions						$(34,695)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(13,431)	$0	$(13,431)	$13,357	$(74)
FICC	6,119	0	0	6,119	(6,242)	(123)
JML	0	(479)	0	(479)	568	89
NXN	0	0	0	0	(2)	(2)

Master Securities Forward Transaction Agreement
UBS	0	0	(34,695)	(34,695)	34,281	(414)

Total Borrowings and Other Financing Transactions	$6,119	$(13,910)	$(34,695)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(479)	$(479)
U.S. Treasury Obligations	0	(13,431)	0	0	(13,431)

Total	$0	$(13,431)	$0	$(479)	$(13,910)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(34,695)	0	0	(34,695)

Total	$0	$(34,695)	$0	$0	$(34,695)

Total Borrowings	$0	$(48,126)	$0	$(479)	$(48,605)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(48,605)

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

(l)	Securities with an aggregate market value of $48,816 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(350,171) at a weighted average interest rate of 1.944%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(40) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.000	05/24/2019	29	$29	$0	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	110.500	05/24/2019	5	5	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	198	198	2	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	1,320	1,320	12	1
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.000	05/24/2019	109	218	1	2
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.500	05/24/2019	21	42	0	1
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.625	05/24/2019	120	240	1	2
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.750	05/24/2019	255	510	2	0

Total Purchased Options					$18	$6

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	1,576	$195,769	$2,793	$0	$(443)
U.S. Treasury 30-Year Bond June Futures	06/2019	307	45,944	1,280	0	(115)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	850	142,800	5,225	0	(319)

				$9,298	$0	$(877)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2019	834	$(177,720)	$(678)	$183	$0

Total Futures Contracts				$8,620	$183	$(877)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Caterpillar, Inc.	(1.000)%	Quarterly	12/20/2020	0.123%	$3,200	$(85)	$36	$(49)	$0	$0
Deere & Co.	(1.000)	Quarterly	12/20/2020	0.132	1,925	(51)	22	(29)	0	0

						$(136)	$58	$(78)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2020	0.190%	$3,900	$82	$(27)	$55	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.283	8,900	203	(30)	173	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	81

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	06/20/2022	0.325%		$4,650	$104	$(4)	$100	$2	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.384		6,050	129	6	135	2	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.512		5,000	86	25	111	2	0
DISH DBS Corp.	5.000	Quarterly	06/20/2023	4.909		8,300	(43)	84	41	18	0
Ford Motor Co.	5.000	Quarterly	12/20/2021	1.337		600	104	(46)	58	0	(1)
Ford Motor Co.	5.000	Quarterly	06/20/2022	1.546		1,400	263	(113)	150	1	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	2.026		7,400	1,136	(270)	866	13	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	2.311		4,200	480	9	489	6	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.840		2,600	463	(173)	290	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.220		600	72	0	72	1	0
General Electric Co.	1.000	Quarterly	06/20/2023	0.752		1,400	9	5	14	2	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920		700	(6)	9	3	1	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2020	0.326		6,200	105	(52)	53	2	0
Goldman Sachs Group, Inc.	1.000	Quarterly	09/20/2020	0.359		17,800	317	(144)	173	3	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.382		1,800	33	(14)	19	0	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	1.006		1,200	186	27	213	4	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.556		1,300	(161)	205	44	0	0
MetLife, Inc.	1.000	Quarterly	09/20/2021	0.280		18,000	440	(120)	320	0	(2)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.371		6,800	165	(29)	136	2	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.461		8,600	197	(28)	169	1	0
Morgan Stanley	1.000	Quarterly	06/20/2020	0.268		10,000	158	(65)	93	1	0
Morgan Stanley	1.000	Quarterly	06/20/2022	0.440		900	11	5	16	0	0
Prudential Financial, Inc.	1.000	Quarterly	06/20/2021	0.229		9,400	215	(53)	162	1	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.620		7,200	111	(11)	100	0	(4)
Telefonica Emisiones S.A.U.	1.000	Quarterly	06/20/2022	0.400	EUR	3,300	63	11	74	1	0
Telefonica Emisiones S.A.U.	1.000	Quarterly	12/20/2023	0.690		3,200	(5)	59	54	0	0

							$4,917	$(734)	$4,183	$63	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$1,552	$(45)	$27	$(18)	$2	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	1,649	(60)	34	(26)	2	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	900	(18)	(6)	(24)	1	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	6,800	(317)	79	(238)	9	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	1,998,700	32,091	7,334	39,425	2,375	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	49,000	783	110	893	77	0

					$32,434	$7,578	$40,012	$2,466	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.480%	Semi-Annual	04/02/2019	$	14,400	$(16)	$(107)	$(123)	$0	$(123)
Receive	3-Month USD-LIBOR	2.930	Semi-Annual	01/02/2024		13,300	(17)	(369)	(386)	29	0
Receive	3-Month USD-LIBOR	2.870	Semi-Annual	01/03/2024		14,800	(17)	(370)	(387)	32	0
Receive	3-Month USD-LIBOR	2.890	Semi-Annual	01/07/2024		14,000	(16)	(365)	(381)	30	0
Receive	3-Month USD-LIBOR	2.850	Semi-Annual	01/08/2024		16,000	(18)	(386)	(404)	34	0
Receive	3-Month USD-LIBOR	2.760	Semi-Annual	01/09/2024		15,100	(17)	(301)	(318)	32	0
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	01/15/2024		14,100	(19)	(252)	(271)	30	0
Receive	3-Month USD-LIBOR	2.760	Semi-Annual	01/16/2024		16,700	(22)	(331)	(353)	35	0
Receive	3-Month USD-LIBOR	2.710	Semi-Annual	01/22/2024		17,400	(23)	(305)	(328)	37	0
Receive	3-Month USD-LIBOR	2.475	Semi-Annual	03/25/2024		14,400	(14)	(108)	(122)	32	0
Receive	3-Month USD-LIBOR	2.430	Semi-Annual	03/26/2024		13,300	(15)	(70)	(85)	29	0
Receive	3-Month USD-LIBOR	2.450	Semi-Annual	03/27/2024		14,500	(14)	(92)	(106)	32	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	03/28/2024		16,800	(16)	(76)	(92)	37	0
Receive	3-Month USD-LIBOR	2.440	Semi-Annual	03/29/2024		16,400	(16)	(91)	(107)	41	0
Receive(6)	6-Month EUR-EURIBOR	1.000	Semi-Annual	06/19/2029	EUR	26,500	(60)	(1,399)	(1,459)	110	0
Receive(6)	6-Month EUR-EURIBOR	0.750	Semi-Annual	09/18/2029		46,900	(415)	(642)	(1,057)	200	0
Pay(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	75,500	7	776	783	0	(11)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	09/18/2029		74,000	(537)	(1,924)	(2,461)	10	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	09/18/2049		9,350	150	(581)	(431)	73	0
Pay	6-Month HUF-BBR	1.250	Semi-Annual	09/19/2023	HUF	9,471,700	60	332	392	0	(73)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	2,480,000	(1,121)	48	(1,073)	0	(21)
Receive(6)	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024		4,420,000	(1,564)	(538)	(2,102)	0	(44)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		1,510,900	(11)	(300)	(311)	0	(30)

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.450%	Semi-Annual	03/20/2029	JPY	340,000	$(17)	$(97)	$(114)	$0	$(8)
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		40,000	(1)	(11)	(12)	0	(1)
Receive	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		1,040,000	(985)	(508)	(1,493)	0	(66)
Pay	28-Day MXN-TIIE	5.798	Semi-Annual	09/06/2021	MXN	56,400	(150)	8	(142)	0	(9)
Pay	28-Day MXN-TIIE	7.278	Semi-Annual	03/22/2022		1,900	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.865	Semi-Annual	12/27/2022		229,300	25	(10)	15	0	(40)
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022		468,600	0	(116)	(116)	0	(81)
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		4,700	0	(2)	(2)	0	(1)
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		610,100	(410)	182	(228)	0	(106)
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024		148,900	0	69	69	0	(27)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		144,600	10	11	21	30	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		260,000	144	67	211	54	0
Receive	CPURNSA	1.273	Lunar	09/30/2020	$	4,350	114	(5)	109	5	0
Receive	CPURNSA	1.303	Lunar	09/30/2020		19,500	483	(23)	460	24	0
Pay	UKRPI	3.530	Lunar	10/15/2031	GBP	10,600	65	59	124	0	(18)
Pay	UKRPI	3.585	Maturity	10/15/2046		800	32	28	60	1	0

							$(4,421)	$(7,801)	$(12,222)	$937	$(659)

Total Swap Agreements							$32,794	$(899)	$31,895	$3,466	$(666)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$6	$183	$3,466	$3,655	$0	$(877)	$(666)	$(1,543)

(n)

Securities with an aggregate market value of $102,627 and cash of $5,499 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	83

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	06/2019		$112	HUF	30,894	$0	$(3)

BPS	04/2019	ARS	26,971		$622	0	0
	04/2019	PEN	42,393		12,713	0	(60)
	04/2019		$839	ARS	36,421	9	(13)
	04/2019		15,880	GBP	12,086	0	(139)
	04/2019		12,769	PEN	42,393	4	0
	05/2019	ARS	26,971		$581	0	(11)
	05/2019		$48	ARS	2,086	0	(2)
	08/2019	PEN	42,393		$12,707	0	(7)

BRC	04/2019	JPY	197,764		1,789	5	0

CBK	04/2019	AUD	170		121	0	0
	04/2019	EUR	11,316		12,845	151	0
	04/2019	GBP	28,140		37,071	420	0
	04/2019	JPY	98,500		895	6	0
	04/2019	MXN	119,090		6,263	140	0
	04/2019	PEN	35,166		10,543	0	(49)
	04/2019		$14	ARS	608	0	0
	04/2019		2,686	JPY	296,265	0	(13)
	04/2019		567	MXN	10,997	0	(2)
	05/2019	JPY	296,264		$2,693	12	0
	05/2019		$6,234	MXN	119,090	0	(141)
	06/2019		4,681	IDR	67,125,540	0	(26)
	06/2019		700	MXN	13,805	2	0

FBF	04/2019	CNH	1,273		$181	0	(8)

GLM	04/2019	ARS	134,187		3,097	2	0
	04/2019		$3,098	ARS	134,187	12	(16)
	04/2019		365	PLN	1,364	0	(9)
	05/2019	ARS	121,314		$2,647	0	(17)
	05/2019		$295	MXN	5,668	0	(5)
	05/2019		4,758	ZAR	68,113	0	(58)
	06/2019		442	HUF	125,139	0	(2)
	06/2019		224	RUB	14,976	2	0

HUS	04/2019	ARS	172,057		$4,032	64	0
	04/2019	CNY	1,268		189	0	0
	04/2019		$5,381	ARS	218,869	11	(383)
	04/2019		189	CNH	1,273	0	0
	04/2019		186	CNY	1,268	3	0
	04/2019		5,604	MXN	108,093	0	(47)
	04/2019		217	TRY	1,209	0	(5)
	05/2019		1,221	ARS	52,384	0	(71)
	06/2019	CNH	1,273		$189	0	0
	06/2019		$189	CNY	1,268	0	0
	06/2019		332	HUF	91,182	0	(12)

JPM	04/2019	EUR	73,747		$84,180	1,454	0
	05/2019		85,063		95,762	91	0
	05/2019		$834	ZAR	11,938	0	(10)
	07/2019	HUF	439,063		$1,595	51	0

MSB	04/2019	ARS	171,623		3,942	0	(16)
	04/2019		$3,961	ARS	171,623	0	(3)
	05/2019		329		13,948	0	(21)

SCX	04/2019		21,254	GBP	16,054	0	(344)
	05/2019	GBP	16,054		$21,286	344	0
	06/2019	HKD	1,834		235	0	0
	06/2019		$7,709	IDR	110,026,804	0	(78)

SOG	05/2019		2,260	RUB	150,091	13	0

TOR	06/2019		8,794	COP	27,429,899	0	(222)

UAG	04/2019		15,091	RUB	1,001,975	147	0

Total Forward Foreign Currency Contracts						$2,943	$(1,793)

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BPS	Put - OTC USD versus MXN	MXN	19.760	05/29/2019	3,320	$50	$73

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940%	02/18/2020	72,450	$531	$1,049
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019	8,500	253	12
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/09/2019	8,700	418	104
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	3,900	184	47

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019	10,400	316	14
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.340	10/04/2019	18,000	508	21

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	08/26/2019	300	14	6

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019	5,000	155	7
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	12,700	584	160
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	3,900	187	48
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.630	12/16/2019	4,600	265	3

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.900	11/07/2019	12,800	1,216	156

							$4,631	$1,627

Total Purchased Options							$4,681	$1,700

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	7,700	$ (8)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	12,300	(12)	(7)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	7,200	(7)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	36,400	(32)	(22)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	7,700	(7)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	7,700	(7)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	8,100	(9)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	8,900	(8)	(1)

FBF	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	05/15/2019	18,300	(9)	(4)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	26,000	(26)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	6,800	(8)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	7,400	(13)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	7,200	(14)	0

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	7,500	(14)	0

						$ (174)	$(34)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Call - OTC USD versus MXN	MXN	22.840	05/29/2019	3,320	$(59)	$(1)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	10,300	$(89)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	7,000	(90)	0

DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	3,000	(29)	0

						$(208)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	85

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940%	09/18/2019	36,600	$(260)	$(14)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	38,300	(418)	(75)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	17,100	(183)	(34)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.086	02/18/2020	6,900	(531)	(755)

BPS	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.410	04/09/2019	14,000	(14)	(85)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.610	04/09/2019	14,000	(14)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/12/2019	14,100	(16)	(84)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/12/2019	14,100	(11)	(1)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/18/2019	44,700	(315)	(17)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	10/04/2019	77,600	(522)	(22)

FAR	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.425	04/11/2019	22,200	(22)	(152)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.625	04/11/2019	22,200	(22)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/18/2019	15,600	(16)	(87)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/18/2019	15,600	(16)	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.310	04/23/2019	15,600	(16)	(56)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.510	04/23/2019	15,600	(14)	(5)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.125	04/29/2019	15,700	(23)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.365	04/29/2019	15,700	(21)	(28)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/26/2019	1,500	(15)	(4)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/05/2019	13,600	(14)	(141)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.720	04/05/2019	13,600	(14)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/15/2019	13,900	(15)	(74)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/15/2019	13,700	(15)	(78)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/15/2019	13,900	(14)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/15/2019	13,700	(14)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/18/2019	21,500	(156)	(8)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	55,900	(587)	(110)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	17,100	(186)	(35)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/16/2019	20,100	(263)	(1)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.435	04/08/2019	14,400	(16)	(101)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.635	04/08/2019	14,400	(13)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/04/2019	15,500	(19)	(161)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.710	04/04/2019	15,500	(17)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/15/2019	16,000	(17)	(97)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/15/2019	16,000	(15)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	04/24/2019	16,200	(19)	(21)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.420	04/24/2019	16,200	(19)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	11/07/2019	64,000	(1,216)	(103)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.160	04/30/2019	16,300	(21)	(21)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.410	04/30/2019	16,300	(23)	(23)

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/24/2019	15,500	(17)	(53)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	04/24/2019	15,500	(16)	(6)

RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/23/2019	15,000	(16)	(91)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/23/2019	15,000	(16)	(2)

UAG	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.490	04/01/2019	15,000	(16)	(140)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/01/2019	15,000	(15)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.475	04/08/2019	14,900	(18)	(131)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.675	04/08/2019	14,900	(14)	0

							$ (5,250)	$(2,851)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$98.641	06/06/2019	5,300	$(13)	$(13)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.641	06/06/2019	5,300	(11)	(6)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.625	06/06/2019	4,200	(8)	(11)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.625	06/06/2019	4,200	(8)	(5)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.734	06/06/2019	3,500	(8)	(10)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.734	06/06/2019	3,500	(6)	(4)

					$(54)	$(49)

Total Written Options					$(5,745)	$(2,935)

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Colombia Government International Bond	1.000%	Quarterly	12/20/2023	0.973%	$	2,500	$(30)	$34	$4	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		2,700	(54)	44	0	(10)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		1,900	(31)	13	0	(18)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266		1,000	(61)	12	0	(49)

BRC	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.825		100	(1)	2	1	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.897		1,800	(76)	27	0	(49)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266		400	(21)	1	0	(20)

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.237		1,400	(38)	25	0	(13)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		2,000	(20)	13	0	(7)
	Italy Government International Bond	1.000	Quarterly	12/20/2021	0.798		26,000	(765)	912	147	0
	Italy Government International Bond	1.000	Quarterly	06/20/2022	1.571		2,300	(64)	25	0	(39)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		13,600	(237)	109	0	(128)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266		3,000	(178)	32	0	(146)

DUB	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.897		2,100	(84)	27	0	(57)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266		2,200	(129)	22	0	(107)

GST	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.825		300	(4)	6	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.955		700	(6)	8	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		5,100	(85)	66	0	(19)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.897		1,200	(48)	16	0	(32)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266		500	(29)	5	0	(24)

HUS	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.825		200	(3)	4	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		7,700	(122)	93	0	(29)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		10,500	(169)	70	0	(99)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	1.704		3,300	(327)	236	0	(91)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.897		700	(29)	10	0	(19)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		12,700	(237)	190	0	(47)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		1,800	(29)	12	0	(17)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	1.704		1,700	(171)	124	0	(47)
	Southern Co.	1.000	Quarterly	12/20/2022	0.390		3,500	43	35	78	0

MYC	Entergy Corp.	1.000	Quarterly	03/20/2021	0.155		2,500	(271)	313	42	0

NGF	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		7,550	(139)	111	0	(28)

								$(3,415)	$2,597	$277	$(1,095)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	Quarterly	12/20/2020	$	900	$23	$54	$77	$0
	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		2,000	304	(53)	251	0

BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,100	128	27	155	0

BRC	iTraxx Japan-31 5-Year Index	1.000	Quarterly	06/20/2024	JPY	23,000	4	0	4	0

CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	250	20	11	31	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,600	166	59	225	0
	iTraxx Japan-31 5-Year Index	1.000	Quarterly	06/20/2024	JPY	10,000	2	0	2	0

DUB	iTraxx Japan-31 5-Year Index	1.000	Quarterly	06/20/2024		48,000	9	0	9	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	87

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
FBF	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$	31,000	$(1,534)	$1,845	$311	$0

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		2,500	211	103	314	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		1,300	180	11	191	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		4,800	571	106	677	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		600	(18)	21	3	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		2,200	(111)	133	22	0
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063		4,800	(693)	(420)	0	(1,113)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047		5,000	(492)	264	0	(228)

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		150	13	6	19	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		100	16	(1)	15	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		7,900	970	144	1,114	0
	iTraxx Japan-31 5-Year Index	1.000	Quarterly	06/20/2024	JPY	89,000	17	(1)	16	0

MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	$	1,600	(87)	103	16	0
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063		2,400	(346)	(211)	0	(557)
	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059		1,600	(153)	69	0	(84)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047		2,275	(221)	117	0	(104)

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,200	143	26	169	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		800	(24)	28	4	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		1,000	(38)	47	9	0
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063		1,200	(167)	(111)	0	(278)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058		3,400	(353)	150	0	(203)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		700	(20)	24	4	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		2,500	(3)	(8)	0	(11)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		500	(14)	17	3	0

							$(1,497)	$2,560	$3,641	$(2,578)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	$21,700	$(90)	$1,209	$1,119	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.670% (Federal Funds Rate plus a specified spread)	Maturity	04/12/2019	$200,000	$0	$9,419	$9,419	$0

Total Swap Agreements								$(5,002)	$15,785	$14,456	$(3,673)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$1,212	$328	$1,540	$(3)	$(885)	$0	$(888)	$652	$(750)	$(98)
BPS	13	73	159	245	(232)	(193)	(77)	(502)	(257)	0	(257)
BRC	5	0	5	10	0	0	(69)	(69)	(59)	312	253
CBK	731	0	405	1,136	(231)	(1)	(333)	(565)	571	(310)	261
DUB	0	35	9	44	0	(39)	(164)	(203)	(159)	(110)	(269)
FAR	0	6	0	6	0	(368)	0	(368)	(362)	293	(69)
FBF	0	0	311	311	(8)	(4)	0	(12)	299	(260)	39
GLM	16	218	0	234	(107)	(449)	0	(556)	(322)	491	169
GST	0	0	2,330	2,330	0	0	(1,416)	(1,416)	914	(880)	34
HUS	78	0	1	79	(518)	0	(238)	(756)	(677)	740	63
JPM	1,596	0	1,242	2,838	(10)	(117)	(111)	(238)	2,600	(2,320)	280
MEI	0	0	16	16	0	0	(745)	(745)	(729)	769	40

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
MSB	$0	$0	$0	$0	$(40)	$0	$0	$(40)	$(40)	$0	$(40)
MYC	0	156	9,643	9,799	0	(442)	(481)	(923)	8,876	(13,494)	(4,618)
NGF	0	0	0	0	0	(59)	(28)	(87)	(87)	0	(87)
RYL	0	0	0	0	0	(93)	0	(93)	(93)	(60)	(153)
SAL	0	0	4	4	0	(14)	(11)	(25)	(21)	0	(21)
SCX	344	0	0	344	(422)	0	0	(422)	(78)	0	(78)
SOG	13	0	0	13	0	0	0	0	13	0	13
TOR	0	0	0	0	(222)	0	0	(222)	(222)	0	(222)
UAG	147	0	3	150	0	(271)	0	(271)	(121)	0	(121)

Total Over the Counter	$2,943	$1,700	$14,456	$19,099	$(1,793)	$(2,935)	$(3,673)	$(8,401)

(p)

Securities with an aggregate market value of $2,605 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	183	183
Swap Agreements	0	2,529	0	0	937	3,466

	$0	$2,529	$0	$0	$1,126	$3,655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,943	$0	$2,943
Purchased Options	0	0	0	73	1,627	1,700
Swap Agreements	0	3,918	0	0	10,538	14,456

	$0	$3,918	$0	$3,016	$12,165	$19,099

	$0	$6,447	$0	$3,016	$13,291	$22,754

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	89

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$877	$877
Swap Agreements	0	7	0	0	659	666

	$0	$7	$0	$0	$1,536	$1,543

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,793	$0	$1,793
Written Options	0	34	0	1	2,900	2,935
Swap Agreements	0	3,673	0	0	0	3,673

	$0	$3,707	$0	$1,794	$2,900	$8,401

	$0	$3,714	$0	$1,794	$4,436	$9,944

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(83)	$(83)
Written Options	0	0	0	0	377	377
Futures	0	0	0	0	6,692	6,692
Swap Agreements	0	15,550	0	0	(10,855)	4,695

	$0	$15,550	$0	$0	$(3,869)	$11,681

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,984	$0	$7,984
Purchased Options	0	0	0	89	(6,252)	(6,163)
Written Options	0	1,694	0	549	6,652	8,895
Swap Agreements	0	4,221	0	0	3,357	7,578

	$0	$5,915	$0	$8,622	$3,757	$18,294

	$0	$21,465	$0	$8,622	$(112)	$29,975

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Written Options	0	0	0	0	(46)	(46)
Futures	0	0	0	0	8,464	8,464
Swap Agreements	0	8,343	0	0	(6,563)	1,780

	$0	$8,343	$0	$0	$1,859	$10,202

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(456)	$0	$(456)
Purchased Options	0	0	0	23	1,913	1,936
Written Options	0	(103)	0	34	(72)	(141)
Swap Agreements	0	845	0	0	10,727	11,572

	$0	$742	$0	$(399)	$12,568	$12,911

	$0	$9,085	$0	$(399)	$14,427	$23,113

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$83,670	$59,711	$143,381
Corporate Bonds & Notes
Banking & Finance	0	1,035,444	6,848	1,042,292
Industrials	3,284	1,212,937	1,362	1,217,583
Utilities	0	495,581	0	495,581
Municipal Bonds & Notes
California	0	17,454	0	17,454

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Georgia	$0	$12,253	$0	$12,253
Illinois	0	4,318	0	4,318
Indiana	0	1,135	0	1,135
Michigan	0	652	0	652
New Jersey	0	906	0	906
New York	0	24,266	0	24,266
Ohio	0	15,841	0	15,841
Pennsylvania	0	14,839	0	14,839
Tennessee	0	4,094	0	4,094

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Texas	$0	$5,302	$0	$5,302
Virginia	0	3,051	0	3,051
Washington	0	1,444	0	1,444
West Virginia	0	1,040	0	1,040
U.S. Government Agencies	0	336,510	0	336,510
U.S. Treasury Obligations	0	570,461	0	570,461
Non-Agency Mortgage-Backed Securities	0	13,563	0	13,563
Asset-Backed Securities	0	37,795	1,582	39,377
Sovereign Issues	0	54,473	0	54,473
Warrants
Utilities	19	0	0	19
Preferred Securities
Banking & Finance	2,050	5,429	0	7,479
Utilities	10,720	0	0	10,720
Short-Term Instruments
Repurchase Agreements	0	6,118	0	6,118
Argentina Treasury Bills	0	3,660	0	3,660

	$16,073	$3,962,236	$69,503	$4,047,812

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$267	$0	$0	$267

Total Investments	$16,340	$3,962,236	$69,503	$4,048,079

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$183	$3,472	$0	$3,655
Over the counter	0	19,099	0	19,099

	$183	$22,571	$0	$22,754

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(877)	(666)	0	(1,543)
Over the counter	0	(8,401)	0	(8,401)

	$(877)	$(9,067)	$0	$(9,944)

Total Financial Derivative Instruments	$(694)	$13,504	$0	$12,810

Totals	$15,646	$3,975,740	$69,503	$4,060,889

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$61,532	$24,907	$(16,058)	$13	$65	$(273)	$687	$(11,162)	$59,711	$(252)
Corporate Bonds & Notes
Banking & Finance	13,752	0	(6,300)	7	27	(638)	0	0	6,848	(744)
Industrials	1,542	0	(135)	0	0	(45)	0	0	1,362	(38)
Asset-Backed Securities	8,946	0	(7,183)	(10)	(28)	(177)	2,867	(2,833)	1,582	(44)

Totals	$85,772	$24,907	$(29,676)	$10	$64	$(1,133)	$3,554	$(13,995)	$69,503	$(1,078)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$44,613	Proxy Pricing	Base Price	96.000-100.750
	15,098	Third Party Vendor	Broker Quote	94.750-101.000
Corporate Bonds & Notes
Banking & Finance	6,848	Reference Instrument	Option Adjusted Spread	642.931 bps
Industrials	1,362	Proxy Pricing	Base Price	102.000
Asset-Backed Securities	1,582	Third Party Vendor	Broker Quote	101.250

Total	$69,503

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	91

Schedule of Investments PIMCO Low Duration Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.6%

Alphabet Holding Co., Inc.
5.999% (LIBOR03M + 3.500%) due 09/26/2024 ~		$99	$92

Altice France S.A.
6.484% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,397	1,339

Apollo Aviation Securitization Equity Trust
4.212% due 11/15/2041 (k)		9,701	9,817

Aramark Services, Inc.
4.249% (LIBOR03M + 1.750%) due 03/11/2025 ~		93	93

Avantor, Inc.
6.249% (LIBOR03M + 3.750%) due 11/21/2024 ~		47	47

Avolon Holdings Ltd.
4.488% (LIBOR03M + 2.000%) due 01/15/2025 ~		3,198	3,177

Axalta Coating Systems U.S. Holdings, Inc.
4.351% (LIBOR03M + 1.750%) due 06/01/2024 ~		69	68

Bausch Health Cos., Inc.
5.231% (LIBOR03M + 2.750%) due 11/27/2025 ~		523	517

Beacon Roofing Supply, Inc.
4.749% (LIBOR03M + 2.250%) due 01/02/2025 ~		79	77

BWAY Holding Co.
6.033% (LIBOR03M + 3.250%) due 04/03/2024 ~		69	67

Caesars Resort Collection LLC
5.249% (LIBOR03M + 2.750%) due 12/22/2024 ~		790	782

CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~		347	340

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~		1,737	1,728

Concordia International Corp.
7.993% (LIBOR03M + 5.500%) due 09/06/2024 ~		1,386	1,314

Core & Main LP
5.626% (LIBOR03M + 3.000%) due 08/01/2024 «~		46	46

Crown Americas LLC
4.484% (LIBOR03M + 2.000%) due 04/03/2025 ~		27	27

CSC Holdings LLC
4.984% (LIBOR03M + 2.500%) due 01/25/2026 ~		199	195

Dell International LLC
4.500% (LIBOR03M + 2.000%) due 09/07/2023 ~		4,259	4,215

Delos Finance SARL
4.351% (LIBOR03M + 1.750%) due 10/06/2023 ~		629	628

Diamond Resorts Corp.
6.249% (LIBOR03M + 3.750%) due 09/02/2023 «~		4,088	3,874

Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		5,551	5,191

Envision Healthcare Corp.
6.249% (LIBOR03M + 3.750%) due 10/10/2025 ~		2,594	2,431

Financial & Risk U.S. Holdings, Inc.
4.000% (EUR003M + 4.000%) due 10/01/2025 ~	EUR	3,990	4,458
6.249% (LIBOR03M + 3.750%) due 10/01/2025 ~		$3,768	3,661

Forest City Enterprises, L.P.
6.481% (LIBOR03M + 4.000%) due 12/07/2025 «~		698	703

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gardner Denver, Inc.
5.249% (LIBOR03M + 2.750%) due 07/30/2024 ~	$650	$651

Gates Global LLC
5.249% (LIBOR03M + 2.750%) due 04/01/2024 ~	823	816

Genworth Holdings, Inc.
6.982% (LIBOR03M + 4.500%) due 03/07/2023 «~	50	50

Gray Television, Inc.
4.982% (LIBOR03M + 2.500%) due 01/02/2026 ~	499	494

Hilton Worldwide Finance LLC
4.236% (LIBOR03M + 1.750%) due 10/25/2023 ~	4,007	3,998

iHeartCommunications, Inc.
TBD% due 07/30/2019 ^(d)	13,210	9,445
TBD% due 01/30/2020	34,714	24,864

Intelsat Jackson Holdings S.A.
6.240% (LIBOR03M + 3.750%) due 11/27/2023 ~	2,318	2,279
6.625% due 01/02/2024	225	225

IRB Holding Corp.
5.739% (LIBOR03M + 3.250%) due 02/05/2025 ~	99	97

Kinetic Concepts, Inc.
5.851% (LIBOR03M + 3.250%) due 02/02/2024 ~	4,736	4,710

Las Vegas Sands LLC
4.249% (LIBOR03M + 1.750%) due 03/27/2025 ~	1,056	1,038

Marriott Ownership Resorts, Inc.
4.749% (LIBOR03M + 2.250%) due 08/29/2025 ~	698	696

McDermott Technology Americas, Inc.
7.499% (LIBOR03M + 5.000%) due 05/12/2025 ~	3,410	3,275

Meredith Corp.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~	68	68

Messer Industrie GmbH
TBD% due 03/01/2026	600	590

MH Sub LLC
6.236% (LIBOR03M + 3.750%) due 09/13/2024 ~	167	165

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	200	201

Multi Color Corp.
4.499% (LIBOR03M + 2.000%) due 10/31/2024 «~	28	28

NCI Building Systems, Inc.
6.547% (LIBOR03M + 3.750%) due 04/12/2025 «~	3,783	3,612

Neiman Marcus Group Ltd. LLC
5.733% - 6.021% (LIBOR03M + 3.250%) due 10/25/2020 ~	10,827	10,085

Nielsen Finance LLC
4.493% (LIBOR03M + 2.000%) due 10/04/2023 ~	98	96

Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ	13,630	13,660
7.500% due 02/22/2049 ^(d)	4,406	3,822

Panther BF Aggregator LP
TBD% due 03/18/2026 «	500	495

Parexel International Corp.
5.249% (LIBOR03M + 2.750%) due 09/27/2024 ~	99	95

PetSmart, Inc.
5.490% (LIBOR03M + 3.000%) due 03/11/2022 ~	953	857

Post Holdings, Inc.
4.490% (LIBOR03M + 2.000%) due 05/24/2024 ~	42	41

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar National Bank SAQ
3.583% (LIBOR03M + 0.900%) due 12/22/2020 «~		$2,100	$2,087

RPI Finance Trust
4.499% (LIBOR03M + 2.000%) due 03/27/2023 ~		70	70

SBA Senior Finance LLC
4.500% (LIBOR03M + 2.000%) due 04/11/2025 ~		99	97

Sequa Mezzanine Holdings LLC
7.776% (LIBOR03M + 5.000%) due 11/28/2021 ~		14,998	14,717
11.751% (LIBOR03M + 9.000%) due 04/28/2022 «~		1,572	1,540

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	1,000	1,109

Sprint Communications, Inc.
5.000% (LIBOR03M + 2.500%) due 02/02/2024 ~		$980	952

SS&C Technologies Holdings Europe SARL
4.749% (LIBOR03M + 2.250%) due 04/16/2025 ~		266	264

SS&C Technologies, Inc.
4.749% (LIBOR03M + 2.250%) due 04/16/2025 ~		352	349

Starfruit Finco BV
3.750% (EUR003M + 3.750%) due 10/01/2025 ~	EUR	700	785
5.740% (LIBOR03M + 3.250%) due 10/01/2025 ~		$1,300	1,283

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~		11,200	11,116

Syniverse Holdings, Inc.
7.484% (LIBOR03M + 5.000%) due 03/09/2023 ~		89	82

Tronox Blocked Borrower LLC
5.499% (LIBOR03M + 3.000%) due 09/23/2024 ~		22	22

Tronox Finance LLC
5.499% (LIBOR03M + 3.000%) due 09/23/2024 ~		48	48

Unitymedia Finance LLC
4.734% (LIBOR03M + 2.250%) due 01/15/2026 ~		100	99

Unitymedia Hessen GmbH & Co. KG
2.750% (EUR003M + 2.750%) due 01/15/2027 ~	EUR	400	449

Univision Communications, Inc.
5.249% (LIBOR03M + 2.750%) due 03/15/2024 ~		$981	927

Valeant Pharmaceuticals International, Inc.
5.481% (LIBOR03M + 3.000%) due 06/02/2025 ~		330	328

West Corp.
6.629% (LIBOR03M + 4.000%) due 10/10/2024 ~		76	71

Westmoreland Coal Co.
TBD% due 12/16/2020 ^(d)		397	181
4.522% - 10.913% due 05/21/2019 «		81	82

Wyndham Hotels & Resorts, Inc.
4.249% (LIBOR03M + 1.750%) due 05/30/2025 ~		199	197

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		4,560	4,559

Total Loan Participations and Assignments (Cost $173,990)			172,754

CORPORATE BONDS & NOTES 46.7%

BANKING & FINANCE 20.5%

ABN AMRO Bank NV
2.450% due 06/04/2020		4,000	3,987

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AerCap Ireland Capital DAC
3.300% due 01/23/2023		$700	$688
3.500% due 05/26/2022		1,360	1,361
4.125% due 07/03/2023		1,800	1,823
4.450% due 12/16/2021		10,500	10,777
4.450% due 10/01/2025		5,800	5,853
4.500% due 05/15/2021		1,400	1,431
4.625% due 10/30/2020		1,954	2,001
4.625% due 07/01/2022		1,000	1,033
4.875% due 01/16/2024		2,450	2,549
5.000% due 10/01/2021		3,750	3,893

Air Lease Corp.
2.500% due 03/01/2021		7,675	7,619
3.500% due 01/15/2022		4,038	4,078
4.250% due 02/01/2024		8,440	8,658

Aircastle Ltd.
5.125% due 03/15/2021		2,140	2,209
5.500% due 02/15/2022		1,368	1,436
7.625% due 04/15/2020		210	219

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	117

Alexandria Real Estate Equities, Inc.
3.800% due 04/15/2026		$1,200	1,218
4.000% due 01/15/2024		728	754

Ally Financial, Inc.
3.750% due 11/18/2019		1,614	1,622
4.125% due 03/30/2020		4,980	5,025
4.125% due 02/13/2022		405	410
4.250% due 04/15/2021		3,702	3,762
7.500% due 09/15/2020		1,686	1,791
8.000% due 03/15/2020		1,030	1,079
8.000% due 11/01/2031		168	208

Ambac LSNI LLC
7.592% due 02/12/2023 •		5,378	5,431

American International Group, Inc.
5.750% due 04/01/2048 •		364	355

American Tower Corp.
2.250% due 01/15/2022		548	540
3.000% due 06/15/2023		172	172
3.300% due 02/15/2021		405	409
3.500% due 01/31/2023		1,200	1,219
5.050% due 09/01/2020		600	618

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	2,190	2,487

Assurant, Inc.
4.200% due 09/27/2023		$164	167

Athene Holding Ltd.
4.125% due 01/12/2028		110	106

Aviation Capital Group LLC
2.875% due 01/20/2022		3,108	3,063
7.125% due 10/15/2020		200	211

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		3,415	3,483
5.250% due 05/15/2024		4,103	4,236
5.500% due 01/15/2023		2,350	2,421

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		74	76
4.350% due 04/20/2028		406	413
5.000% due 04/20/2048		236	231

Axis Bank Ltd.
3.250% due 05/21/2020		200	200

Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		150	149

Banco Santander S.A.
3.848% due 04/12/2023		200	202
6.250% due 09/11/2021 •(i)(j)	EUR	600	691

Bank of America Corp.
3.252% (US0003M + 0.650%) due 06/25/2022 ~		$1,609	1,610
3.389% (US0003M + 0.790%) due 03/05/2024 ~		252	251
5.875% due 03/15/2028 •(i)		7,025	7,138

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)	EUR	10,475	12,382

Banque PSA Finance S.A.
5.750% due 04/04/2021		$82	86

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
7.625% due 11/21/2022 (j)		$3,000	$3,264
14.000% due 06/15/2019 •(i)	GBP	24,325	32,475

Barclays PLC
3.125% due 01/17/2024		600	798
3.250% due 01/17/2033		400	500
4.063% (US0003M + 1.380%) due 05/16/2024 ~		$1,600	1,554
4.114% (US0003M + 1.430%) due 02/15/2023 ~		2,000	1,989
4.338% due 05/16/2024 •		1,500	1,518
4.610% due 02/15/2023 •		2,000	2,045
4.972% due 05/16/2029 •		400	414
5.875% due 09/15/2024 •(i)(j)	GBP	600	733
6.500% due 09/15/2019 •(i)(j)	EUR	3,890	4,413
7.000% due 09/15/2019 •(i)(j)	GBP	4,870	6,381
7.250% due 03/15/2023 •(i)(j)		1,540	2,075
7.750% due 09/15/2023 •(i)(j)		$8,890	8,910
7.875% due 09/15/2022 •(i)(j)	GBP	200	273
8.000% due 12/15/2020 •(i)(j)	EUR	13,881	16,792
8.000% due 06/15/2024 •(i)(j)		$4,000	4,095

BNP Paribas S.A.
4.400% due 08/14/2028		800	825
7.000% due 08/16/2028 •(i)(j)		400	400
7.625% due 03/30/2021 •(i)(j)		1,800	1,888

BOC Aviation Ltd.
3.000% due 03/30/2020		700	700
3.735% (US0003M + 1.125%) due 09/26/2023 ~		800	804
3.788% (US0003M + 1.050%) due 05/02/2021 ~		550	553

Boston Properties LP
3.200% due 01/15/2025		74	74

BPCE S.A.
12.500% due 09/30/2019 •(i)		800	835

Brighthouse Financial, Inc.
3.700% due 06/22/2027		90	81

Brixmor Operating Partnership LP
3.786% (US0003M + 1.050%) due 02/01/2022 ~		3,600	3,588

Brookfield Finance, Inc.
3.900% due 01/25/2028		188	182
4.700% due 09/20/2047		340	328

Capital One Financial Corp.
3.450% due 04/30/2021		896	907

CBL & Associates LP
4.600% due 10/15/2024		31	23
5.950% due 12/15/2026		988	726

CIT Group, Inc.
4.125% due 03/09/2021		468	475
5.000% due 08/15/2022		2,500	2,609
5.000% due 08/01/2023		907	954

Citigroup, Inc.
3.268% (BBSW3M + 1.250%) due 08/07/2019 ~	AUD	14,210	10,117
3.729% (US0003M + 0.950%) due 07/24/2023 ~		$380	381
3.731% (US0003M + 0.960%) due 04/25/2022 ~		290	292
4.056% (US0003M + 1.430%) due 09/01/2023 ~		570	580

CNH Industrial Capital LLC
3.875% due 10/15/2021		20	20

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	570	779

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		$670	644

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)(j)	EUR	14,935	17,396
6.625% due 06/29/2021 •(i)(j)		13,200	16,160

Credit Agricole S.A.
3.750% due 04/24/2023		$250	253
3.799% (US0003M + 1.020%) due 04/24/2023 ~		250	248

Credit Suisse AG
5.750% due 09/18/2025 •(j)	EUR	700	843
6.500% due 08/08/2023 (j)		$1,000	1,074

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
3.574% due 01/09/2023		$500	$502
7.250% due 09/12/2025 •(i)(j)		600	603
7.500% due 07/17/2023 •(i)(j)		1,400	1,441

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		8,800	8,791
3.750% due 03/26/2025		4,500	4,541

Crown Castle International Corp.
2.250% due 09/01/2021		660	651
3.650% due 09/01/2027		184	181

CTR Partnership LP
5.250% due 06/01/2025		66	66

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	4,400	4,882
0.242% (EUR003M + 0.550%) due 04/15/2019 ~		500	561
0.342% (EUR003M + 0.650%) due 09/10/2021 ~		2,500	2,750
1.875% due 02/28/2020	GBP	7,300	9,496
2.700% due 07/13/2020		$222	220
3.150% due 01/22/2021		8,200	8,081
3.767% (US0003M + 0.970%) due 07/13/2020 ~		1,070	1,067
4.028% (US0003M + 1.290%) due 02/04/2021 ~		1,520	1,508
4.250% due 10/14/2021		5,120	5,148
5.000% due 02/14/2022		12,057	12,333

Digital Realty Trust LP
3.700% due 08/15/2027		15	15

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		421	428

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	4,383	4,702

EPR Properties
4.750% due 12/15/2026		$112	115
4.950% due 04/15/2028		316	329

Equinix, Inc.
2.875% due 03/15/2024	EUR	400	464
2.875% due 02/01/2026		400	463

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$186	186

FCE Bank PLC
0.190% due 08/26/2020 •	EUR	1,500	1,660
0.869% due 09/13/2021		3,900	4,313
1.114% due 05/13/2020		300	339
1.660% due 02/11/2021		800	904
1.875% due 06/24/2021		4,000	4,533

Ford Motor Credit Co. LLC
0.060% due 12/01/2021 •		4,690	5,035
0.122% due 05/14/2021 •		3,970	4,307
2.343% due 11/02/2020		$600	588
2.459% due 03/27/2020		2,400	2,381
3.021% due 03/06/2024	EUR	1,014	1,151
3.157% due 08/04/2020		$1,750	1,738
3.168% (US0003M + 0.430%) due 11/02/2020 ~		400	391
3.200% due 01/15/2021		550	542
3.336% due 03/18/2021		400	394
3.387% (US0003M + 0.790%) due 06/12/2020 ~		300	298
3.605% (US0003M + 0.810%) due 04/05/2021 ~		5,550	5,421
3.677% (US0003M + 0.880%) due 10/12/2021 ~		1,600	1,551
3.818% (US0003M + 1.080%) due 08/03/2022 ~		1,200	1,148
3.867% (US0003M + 1.270%) due 03/28/2022 ~		3,400	3,287
3.919% (US0003M + 1.235%) due 02/15/2023 ~		2,700	2,555
5.085% due 01/07/2021		800	815
5.345% (US0003M + 2.550%) due 01/07/2021 ~		3,000	3,029
5.935% (US0003M + 3.140%) due 01/07/2022 ~		3,000	3,064

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	93

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$1,490	$1,475
6.750% due 03/15/2022		9,551	9,742

GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~	EUR	1,550	1,726
0.072% (EUR003M + 0.380%) due 01/21/2020 ~		200	224
2.625% due 03/15/2023		640	765

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$200	198
4.418% due 11/15/2035		1,300	1,207

GE Capital UK Funding Unlimited Co.
4.375% due 07/31/2019	GBP	114	150
5.875% due 11/04/2020		24	33

General Motors Financial Co., Inc.
0.241% due 03/26/2022 •	EUR	1,950	2,148
0.372% due 05/10/2021 •		2,300	2,580
3.200% due 07/13/2020		$1,836	1,841
3.274% (US0003M + 0.540%) due 11/06/2020 ~		480	475
3.647% (US0003M + 0.850%) due 04/09/2021 ~		1,302	1,292
3.785% (US0003M + 0.990%) due 01/05/2023 ~		1,254	1,218
3.838% (US0003M + 1.100%) due 11/06/2021 ~		486	483
3.911% (US0003M + 1.310%) due 06/30/2022 ~		480	477
4.347% (US0003M + 1.550%) due 01/14/2022 ~		2,420	2,428

GLP Capital LP
5.250% due 06/01/2025		340	357
5.300% due 01/15/2029		982	1,035

Goldman Sachs Group, Inc.
3.875% (US0003M + 1.110%) due 04/26/2022 ~		3,150	3,168

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		279	272

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	205

Harley-Davidson Financial Services, Inc.
2.850% due 01/15/2021		3,200	3,165

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		13,100	12,886

Highwoods Realty LP
4.200% due 04/15/2029		1,853	1,883

Howard Hughes Corp.
5.375% due 03/15/2025		662	662

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		1,400	1,400
3.683% (US0003M + 1.000%) due 05/18/2024 ~		600	595
3.831% (US0003M + 1.230%) due 03/11/2025 ~		7,600	7,596
4.292% due 09/12/2026 •		7,500	7,746
4.583% due 06/19/2029 •		1,600	1,685
4.750% due 07/04/2029 •(i)(j)	EUR	1,800	1,981
5.875% due 09/28/2026 •(i)(j)	GBP	4,900	6,438
6.000% due 09/29/2023 •(i)(j)	EUR	2,730	3,419
6.250% due 03/23/2023 •(i)(j)		$500	500
6.500% due 03/23/2028 •(i)(j)		1,570	1,556

Hudson Pacific Properties LP
3.950% due 11/01/2027		52	51

Hunt Cos., Inc.
6.250% due 02/15/2026		60	56

Industrial & Commercial Bank of China Ltd.
3.363% (US0003M + 0.770%) due 12/14/2020 ~		565	566
3.488% (US0003M + 0.750%) due 11/08/2020 ~		15,717	15,732
3.504% (US0003M + 0.875%) due 11/29/2019 ~		5,270	5,282

ING Bank NV
2.500% due 10/01/2019		5,100	5,093

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
3.600% (US0003M + 1.000%) due 10/02/2023 ~		$1,200	$1,198
4.100% due 10/02/2023		1,800	1,852
4.550% due 10/02/2028		1,000	1,053

International Lease Finance Corp.
4.625% due 04/15/2021		380	389
5.875% due 08/15/2022		130	140
8.250% due 12/15/2020		3,300	3,567
8.625% due 01/15/2022		2,000	2,273

Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		6,180	6,383

iStar, Inc.
4.625% due 09/15/2020		22	22
5.250% due 09/15/2022		32	32

Jefferies Finance LLC
6.875% due 04/15/2022		2,000	2,020
7.250% due 08/15/2024		200	198
7.375% due 04/01/2020		6,400	6,416

John Deere Capital Corp.
2.975% (US0003M + 0.180%) due 01/07/2020 ~		375	375

JPMorgan Chase & Co.
3.671% (US0003M + 0.900%) due 04/25/2023 ~		860	865
4.009% (US0003M + 1.230%) due 10/24/2023 ~		480	487

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	8,781	714

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	13,120	17,393

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$202	202

Life Storage LP
3.875% due 12/15/2027		494	485

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		800	825

Lloyds Bank PLC
2.700% due 08/17/2020		4,100	4,095

Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	200	258
4.000% due 03/07/2025	AUD	1,000	729
4.050% due 08/16/2023		$1,600	1,633
4.375% due 03/22/2028		400	410
4.550% due 08/16/2028		1,400	1,452
7.000% due 06/27/2019 •(i)(j)	GBP	13,032	17,012
7.500% due 06/27/2024 •(i)(j)		$600	620
7.500% due 09/27/2025 •(i)(j)		4,800	4,875
7.625% due 06/27/2023 •(i)(j)	GBP	5,060	6,982
7.875% due 06/27/2029 •(i)(j)		2,708	3,887

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$14,810	14,838

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		600	626

MetLife, Inc.
5.875% due 03/15/2028 •(i)		42	43

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		3,600	3,640

Mizuho Bank Ltd.
2.400% due 03/26/2020		200	199

Mizuho Financial Group, Inc.
3.601% (US0003M + 1.000%) due 09/11/2024 ~		9,100	9,172
3.922% due 09/11/2024 •		8,300	8,553

MPT Operating Partnership LP
5.250% due 08/01/2026		2,140	2,212

Nationstar Mortgage LLC
6.500% due 07/01/2021		600	602

Nationwide Building Society
3.766% due 03/08/2024 •		5,700	5,681
4.302% due 03/08/2029 •		5,600	5,691
6.875% due 06/20/2019 •(i)(j)	GBP	11,000	14,413

Natwest Markets PLC
0.091% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	10,950	12,277

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 03/02/2022	EUR	12,990	$14,475
1.125% due 06/14/2023		3,440	3,862

Navient Corp.
4.875% due 06/17/2019		$15,841	15,871
5.000% due 10/26/2020		570	579
5.875% due 03/25/2021		7,520	7,793
6.500% due 06/15/2022		3,648	3,811
6.625% due 07/26/2021		925	969
7.250% due 01/25/2022		6,750	7,180
8.000% due 03/25/2020		15,410	16,065

Newmark Group, Inc.
6.125% due 11/15/2023		484	500

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020		670	659
2.650% due 07/13/2022		768	750
2.800% due 01/13/2022		100	98
3.150% due 03/15/2021		860	856
3.287% due 09/28/2022 •		290	284
3.447% (US0003M + 0.650%) due 07/13/2022 ~		768	755

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		130	133
4.500% due 01/15/2025		400	407
4.950% due 04/01/2024		1,000	1,040

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		52	53

Physicians Realty LP
3.950% due 01/15/2028		111	107

Poly Real Estate Finance Ltd.
5.250% due 04/25/2019		1,300	1,303

Provident Funding Associates LP
6.375% due 06/15/2025		30	27

QNB Finance Ltd.
4.147% (US0003M + 1.450%) due 08/11/2021 ~		2,600	2,606
4.350% (US0003M + 1.570%) due 07/18/2021 ~		1,800	1,816

Radian Group, Inc.
5.250% due 06/15/2020		770	792
7.000% due 03/15/2021		275	292

Royal Bank of Scotland Group PLC
2.000% due 03/04/2025 •	EUR	8,250	9,448
2.500% due 03/22/2023		2,100	2,467
3.498% due 05/15/2023 •		$593	589
3.875% due 09/12/2023		2,500	2,513
4.154% (US0003M + 1.470%) due 05/15/2023 ~		478	476
4.519% due 06/25/2024 •		1,700	1,740
4.892% due 05/18/2029 •		1,430	1,487
5.076% due 01/27/2030 •		6,400	6,746
7.500% due 08/10/2020 •(i)(j)		8,850	9,038
8.000% due 08/10/2025 •(i)(j)		1,500	1,613
8.625% due 08/15/2021 •(i)(j)		8,077	8,622

Santander Holdings USA, Inc.
3.400% due 01/18/2023		116	116
3.700% due 03/28/2022		52	53
4.400% due 07/13/2027		78	77
4.450% due 12/03/2021		6,590	6,789

Santander UK Group Holdings PLC
2.920% due 05/08/2026 •	GBP	1,900	2,510
3.373% due 01/05/2024 •		$1,000	982
3.571% due 01/10/2023		22,555	22,532
3.823% due 11/03/2028 •		1,700	1,649
4.796% due 11/15/2024 •		11,100	11,440
6.750% due 06/24/2024 •(i)(j)	GBP	5,596	7,402
7.375% due 06/24/2022 •(i)(j)		4,150	5,578

Santander UK PLC
3.246% (US0003M + 0.620%) due 06/01/2021 ~		$200	200
3.400% due 06/01/2021		4,200	4,234

SBA Tower Trust
3.156% due 10/10/2045		1,300	1,301
3.168% due 04/09/2047		500	500

Siam Commercial Bank PCL
3.500% due 04/07/2019		2,000	2,000

SL Green Operating Partnership LP
3.250% due 10/15/2022		792	789

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		$4,500	$4,449
4.125% due 07/15/2023		800	818

Societe Generale S.A.
2.625% due 09/16/2020		2,800	2,791
6.750% due 04/06/2028 •(i)(j)		400	369
7.375% due 10/04/2023 •(i)(j)		3,200	3,178

Society of Lloyd’s
4.750% due 10/30/2024	GBP	200	281

Springleaf Finance Corp.
5.625% due 03/15/2023		$2,600	2,642
6.000% due 06/01/2020		320	330
6.125% due 05/15/2022		5,728	5,957
6.875% due 03/15/2025		3,100	3,209
7.750% due 10/01/2021		2,400	2,595
8.250% due 12/15/2020		18,850	20,287

Standard Chartered PLC
3.911% (US0003M + 1.150%) due 01/20/2023 ~		700	697
4.247% due 01/20/2023 •		1,330	1,353

Starwood Property Trust, Inc.
4.750% due 03/15/2025		139	139

State Bank of India
4.000% due 01/24/2022		6,500	6,599

Stearns Holdings LLC
9.375% due 08/15/2020		3,079	2,894

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	3,100	4,069

STORE Capital Corp.
4.500% due 03/15/2028		$106	107
4.625% due 03/15/2029		190	193

Synchrony Financial
4.375% due 03/19/2024		2,125	2,156

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	471	754

TP ICAP PLC
5.250% due 01/26/2024		2,100	2,784

UBS AG
7.625% due 08/17/2022 (j)		$3,400	3,742

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •		258	254
4.125% due 09/24/2025		900	931

UDR, Inc.
3.500% due 01/15/2028		50	49
4.625% due 01/10/2022		13	14

UniCredit SpA
7.830% due 12/04/2023		11,400	12,705

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	5,319	7,660
6.542% due 03/30/2021		1,072	1,468
7.395% due 03/28/2024		2,956	4,264

VEREIT Operating Partnership LP
3.950% due 08/15/2027		$56	55
4.875% due 06/01/2026		670	699

Volkswagen Bank GmbH
0.110% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	900	1,004
0.625% due 09/08/2021		3,100	3,497

Volkswagen Financial Services AG
0.750% due 10/14/2021		500	568

Volkswagen Leasing GmbH
0.141% due 07/06/2021 •		1,100	1,227

Vornado Realty LP
3.500% due 01/15/2025		$66	66

WEA Finance LLC
2.700% due 09/17/2019		200	200

Wells Fargo & Co.
2.625% due 07/22/2022		182	181
3.889% (US0003M + 1.110%) due 01/24/2023 ~		2,886	2,916

Wells Fargo Bank N.A.
3.272% (US0003M + 0.500%) due 07/23/2021 ~		1,100	1,102
3.325% due 07/23/2021 •		1,750	1,762

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Welltower, Inc.
3.950% due 09/01/2023		$203	$211
4.250% due 04/15/2028		263	272

WeWork Cos., Inc.
7.875% due 05/01/2025		276	255

Weyerhaeuser Co.
4.700% due 03/15/2021		100	103

WPC Eurobond BV
2.125% due 04/15/2027	EUR	300	338
2.250% due 04/09/2026		1,000	1,150

			985,782

INDUSTRIALS 23.0%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	11,000	13,746
4.249% due 07/31/2043		13,819	18,379

AbbVie, Inc.
2.900% due 11/06/2022		$6,578	6,567
3.375% due 11/14/2021		1,431	1,448
4.250% due 11/14/2028		123	126

Activision Blizzard, Inc.
2.300% due 09/15/2021		2,680	2,644
2.600% due 06/15/2022		1,500	1,488

Aetna, Inc.
2.750% due 11/15/2022		2,300	2,271

Afren PLC
10.250% due 04/08/2019 ^(d)		2,830	24

Air Canada Pass-Through Trust
3.700% due 07/15/2027		44	42

ALROSA Finance S.A.
7.750% due 11/03/2020		2,100	2,235

Altice Financing S.A.
5.250% due 02/15/2023	EUR	28,500	32,894
6.625% due 02/15/2023		$9,200	9,430

Altice France S.A.
5.625% due 05/15/2024	EUR	200	232
5.875% due 02/01/2027		2,600	3,013
6.250% due 05/15/2024		$500	506
7.375% due 05/01/2026		2,900	2,849
8.125% due 02/01/2027		9,300	9,416

Altria Group, Inc.
1.000% due 02/15/2023	EUR	5,966	6,745

American Airlines Group, Inc.
5.500% due 10/01/2019		$8,000	8,139

American Airlines Pass-Through Trust
3.350% due 04/15/2031		68	67

Andeavor Logistics LP
3.500% due 12/01/2022		578	585
4.250% due 12/01/2027		26	26
5.500% due 10/15/2019		3,670	3,707

Arrow Electronics, Inc.
3.250% due 09/08/2024		505	490
3.500% due 04/01/2022		2,600	2,617

Associated Materials LLC
9.000% due 01/01/2024		2,100	2,074

Autodesk, Inc.
3.125% due 06/15/2020		200	200

AutoNation, Inc.
3.350% due 01/15/2021		600	601

Bacardi Ltd.
4.450% due 05/15/2025		2,000	2,019
4.700% due 05/15/2028		2,400	2,406

Baidu, Inc.
3.875% due 09/29/2023		300	307

BAT Capital Corp.
2.297% due 08/14/2020		1,734	1,717
2.764% due 08/15/2022		4,340	4,273
3.564% (US0003M + 0.880%) due 08/15/2022 ~		932	929

BAT International Finance PLC
2.750% due 06/15/2020		1,377	1,372
3.250% due 06/07/2022		596	596
3.500% due 06/15/2022		1,048	1,053

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch Health Americas, Inc.
8.500% due 01/31/2027	$304	$323

Bausch Health Cos., Inc.
6.500% due 03/15/2022	21,852	22,644

Bayer U.S. Finance LLC
2.750% due 07/15/2021	884	870
3.000% due 10/08/2021	600	595
3.232% (US0003M + 0.630%) due 06/25/2021 ~	1,800	1,785
3.500% due 06/25/2021	700	703
3.621% (US0003M + 1.010%) due 12/15/2023 ~	400	394
3.875% due 12/15/2023	2,300	2,320

BC ULC
4.250% due 05/15/2024	289	287

Bombardier, Inc.
7.875% due 04/15/2027	1,716	1,772

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	1,904	1,868

Broadcom Corp.
2.200% due 01/15/2021	2,210	2,176
2.375% due 01/15/2020	2,600	2,588
2.650% due 01/15/2023	111	108
3.000% due 01/15/2022	4,558	4,542
3.625% due 01/15/2024	2,252	2,249
3.875% due 01/15/2027	2,700	2,584

Campbell Soup Co.
2.500% due 08/02/2022	441	431
3.115% (US0003M + 0.500%) due 03/16/2020 ~	360	359
3.241% (US0003M + 0.630%) due 03/15/2021 ~	1,362	1,353

Canadian Natural Resources Ltd.
3.450% due 11/15/2021	1,230	1,245

Canadian Pacific Railway Co.
4.500% due 01/15/2022	90	93

CCO Holdings LLC
5.250% due 09/30/2022	250	255

Celanese U.S. Holdings LLC
4.625% due 11/15/2022	2,680	2,776

Celgene Corp.
2.250% due 08/15/2021	1,000	985
3.250% due 08/15/2022	250	253
3.550% due 08/15/2022	200	204

Charter Communications Operating LLC
3.579% due 07/23/2020	3,250	3,275
4.200% due 03/15/2028	164	163
4.386% (US0003M + 1.650%) due 02/01/2024 ~	16,146	16,195
4.464% due 07/23/2022	2,668	2,762
4.908% due 07/23/2025	8,474	8,944

China Merchants Finance Co. Ltd.
3.500% due 08/03/2020	400	401

Cigna Corp.
2.965% (US0003M + 0.350%) due 03/17/2020 ~	1,812	1,811
3.677% (US0003M + 0.890%) due 07/15/2023 ~	2,068	2,059

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	31,671	32,534
9.250% due 02/15/2024	9,802	10,415

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	72	72

Comcast Corp.
3.417% (US0003M + 0.630%) due 04/15/2024 ~	7,984	7,996

CommScope Finance LLC
5.500% due 03/01/2024	668	685
8.250% due 03/01/2027	42	44

Community Health Systems, Inc.
5.125% due 08/01/2021	9,983	9,864
6.250% due 03/31/2023	14,089	13,279
8.000% due 03/15/2026	3,300	3,166
8.625% due 01/15/2024	4,672	4,690

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	95

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conagra Brands, Inc.
3.511% (US0003M + 0.750%) due 10/22/2020 ~		$2,500	$2,498
3.800% due 10/22/2021		5,500	5,605

Constellation Brands, Inc.
2.250% due 11/06/2020		500	495
3.384% (US0003M + 0.700%) due 11/15/2021 ~		900	901
8.875% due 03/27/2022 ^«(d)		1,200	0
9.250% due 06/30/2020 ^«(d)		2,300	0

CSC Holdings LLC
6.500% due 02/01/2029		1,300	1,386

CVS Pass-Through Trust
7.507% due 01/10/2032		82	97

D.R. Horton, Inc.
2.550% due 12/01/2020		580	576
4.375% due 09/15/2022		905	929

DAE Funding LLC
4.000% due 08/01/2020		23,513	23,631
4.500% due 08/01/2022		3,561	3,601
5.000% due 08/01/2024		530	538
5.250% due 11/15/2021		2,762	2,824
5.750% due 11/15/2023		1,880	1,936

Daimler Finance North America LLC
2.200% due 10/30/2021		1,800	1,763
3.400% due 02/22/2022		39,340	39,735
3.543% (US0003M + 0.880%) due 02/22/2022 ~		19,720	19,776
3.875% due 09/15/2021		600	612

Danone S.A.
2.077% due 11/02/2021		200	196
2.589% due 11/02/2023		600	588
3.000% due 06/15/2022		1,200	1,203

Dell International LLC
4.420% due 06/15/2021		10,495	10,773
5.450% due 06/15/2023		4,943	5,270
6.020% due 06/15/2026		800	861

Dell, Inc.
5.875% due 06/15/2019		1,700	1,710

Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		415	442
7.750% due 06/17/2021		46	47

Delta Air Lines, Inc.
2.600% due 12/04/2020		7,830	7,784

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		1,210	1,183

Diamond Resorts International, Inc.
7.750% due 09/01/2023		2,923	2,934

Discovery Communications LLC
2.750% due 11/15/2019		20	20
2.800% due 06/15/2020		4,877	4,857
2.950% due 03/20/2023		51	51
3.950% due 03/20/2028		47	46

DISH DBS Corp.
5.125% due 05/01/2020		15,910	16,049
6.750% due 06/01/2021		5,210	5,385
7.875% due 09/01/2019		21,509	21,832

Dolphin Energy Ltd. LLC
5.888% due 06/15/2019		202	203

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020		300	300

DP World PLC
2.375% due 09/25/2026	EUR	400	468
4.250% due 09/25/2030	GBP	300	415

DXC Technology Co.
4.750% due 04/15/2027		$40	41

eBay, Inc.
2.600% due 07/15/2022		5,650	5,576
3.800% due 03/09/2022		2,400	2,454

EMC Corp.
2.650% due 06/01/2020		4,376	4,344

Energy Transfer Operating LP
4.150% due 10/01/2020		7,030	7,146
4.200% due 09/15/2023		172	178
4.650% due 06/01/2021		640	660

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.200% due 02/01/2022		$1,050	$1,104
9.000% due 04/15/2019		407	408

Energy Transfer Partners LP
5.000% due 10/01/2022		1,900	2,005
5.750% due 09/01/2020		1,030	1,063
5.875% due 03/01/2022		380	406

Enterprise Products Operating LLC
3.500% due 02/01/2022		226	230

EQT Corp.
2.500% due 10/01/2020		700	691
3.362% (US0003M + 0.770%) due 10/01/2020 ~		142	141

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~		544	541
3.600% due 08/15/2021		122	123

ERAC USA Finance LLC
2.600% due 12/01/2021		1,290	1,270
3.300% due 10/15/2022		700	703
4.500% due 08/16/2021		1,760	1,815
5.250% due 10/01/2020		1,565	1,615

Eurofins Scientific SE
2.250% due 01/27/2022	EUR	1,100	1,257

Exela Intermediate LLC
10.000% due 07/15/2023		$124	127

Express Scripts Holding Co.
3.050% due 11/30/2022		600	601

Fidelity National Information Services, Inc.
2.250% due 08/15/2021		300	295

Flex Ltd.
4.625% due 02/15/2020		220	223

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		200	206

Fox Corp.
3.666% due 01/25/2022		1,050	1,071

Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020		90	91
5.750% due 02/15/2021		708	736

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~		5,900	5,872
4.850% due 06/01/2021		170	175

General Electric Co.
0.000% due 05/28/2020 •	EUR	200	224
0.375% due 05/17/2022		310	344
2.200% due 01/09/2020		$899	893
3.100% due 01/09/2023		182	181
4.375% due 09/16/2020		18	18
5.000% due 01/21/2021 •(i)		6,046	5,644
5.550% due 05/04/2020		1,235	1,268
5.550% due 01/05/2026		439	465
5.875% due 01/14/2038		84	90
6.150% due 08/07/2037		14	15
6.875% due 01/10/2039		28	33

General Mills, Inc.
3.319% (US0003M + 0.540%) due 04/16/2021 ~		1,478	1,476

General Motors Co.
3.501% (US0003M + 0.900%) due 09/10/2021 ~		190	189

Glencore Finance Canada Ltd.
4.950% due 11/15/2021		1,670	1,737

Greene King Finance PLC
4.064% due 03/15/2035	GBP	2,995	4,202
5.106% due 03/15/2034		4,883	7,352

Harris Corp.
3.231% (US0003M + 0.480%) due 04/30/2020 ~		$100	100

HCA, Inc.
4.750% due 05/01/2023		576	605
5.875% due 03/15/2022		4,117	4,426
6.500% due 02/15/2020		90	93

Hewlett Packard Enterprise Co.
3.500% due 10/05/2021		4,700	4,765
3.515% (US0003M + 0.720%) due 10/05/2021 ~		10,800	10,764

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		$209	$213

Huntsman International LLC
4.500% due 05/01/2029		280	279
5.125% due 11/15/2022		1,852	1,940

Hyundai Capital America
3.415% due 09/18/2020 •		890	890

iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(d)		7,906	5,653
9.000% due 03/01/2021 ^(d)		16,722	11,873
9.000% due 09/15/2022 ^(d)		400	286
10.625% due 03/15/2023 ^(d)		1,040	744
11.250% due 03/01/2021 ^(d)		7,720	5,266

IHS Markit Ltd.
4.000% due 03/01/2026		15	15
5.000% due 11/01/2022		200	210

Imperial Brands Finance PLC
2.950% due 07/21/2020		2,800	2,792
3.750% due 07/21/2022		2,990	3,032

Incitec Pivot Finance LLC
6.000% due 12/10/2019		106	108

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		2,300	2,395
5.710% due 11/15/2023		1,900	2,052

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		680	605

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,750	2,454
8.000% due 02/15/2024		10,525	10,999
8.500% due 10/15/2024		3,345	3,270
9.750% due 07/15/2025		116	118

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		6,418	5,788

International Flavors & Fragrances, Inc.
3.400% due 09/25/2020		500	503

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		580	585
3.750% due 10/01/2021		900	916
4.000% due 03/15/2022		1,066	1,089

IQVIA, Inc.
2.875% due 09/15/2025	EUR	100	114
3.250% due 03/15/2025		100	115

Keurig Dr Pepper, Inc.
2.530% due 11/15/2021		$730	720
3.551% due 05/25/2021		3,450	3,489

Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		300	310

Komatsu Finance America, Inc.
2.118% due 09/11/2020		600	592
2.437% due 09/11/2022		540	530

Kraft Heinz Foods Co.
2.800% due 07/02/2020		2,154	2,151
3.267% (US0003M + 0.570%) due 02/10/2021 ~		850	848
3.500% due 06/06/2022		1,100	1,113
3.500% due 07/15/2022		6,215	6,279

Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		1,136	1,115

Marathon Oil Corp.
2.700% due 06/01/2020		1,606	1,599
2.800% due 11/01/2022		4,732	4,677

Masco Corp.
3.500% due 04/01/2021		290	292
5.950% due 03/15/2022		464	497

McCormick & Co., Inc.
3.900% due 07/15/2021		2,080	2,121

MGM Resorts International
5.250% due 03/31/2020		20	20
6.625% due 12/15/2021		570	611
6.750% due 10/01/2020		3,036	3,192

Microchip Technology, Inc.
3.922% due 06/01/2021		3,896	3,932

Micron Technology, Inc.
5.327% due 02/06/2029		838	862

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Midea Investment Development Co. Ltd.
2.375% due 06/03/2019		$800	$799

Mitchells & Butlers Finance PLC
3.061% (US0003M + 0.450%) due 12/15/2030 ~		7,343	6,842
6.013% due 12/15/2030	GBP	348	516

Molson Coors Brewing Co.
2.100% due 07/15/2021		$2,410	2,365

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		3,445	3,360

Mylan NV
3.150% due 06/15/2021		1,087	1,085

Mylan, Inc.
3.125% due 01/15/2023		384	376

NetApp, Inc.
3.300% due 09/29/2024		24	24
3.375% due 06/15/2021		370	374

Netflix, Inc.
3.625% due 05/15/2027	EUR	600	697
4.625% due 05/15/2029		1,600	1,918

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		$5,000	5,130

Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		200	201

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		218	212

Nokia Oyj
4.375% due 06/12/2027		41	41

NTT Finance Corp.
1.900% due 07/21/2021		4,800	4,706

NXP BV
4.125% due 06/01/2021		900	919
4.625% due 06/15/2022		1,200	1,245
4.625% due 06/01/2023		4,200	4,372
4.875% due 03/01/2024		4,800	5,071
5.350% due 03/01/2026		4,100	4,417
5.550% due 12/01/2028		2,100	2,277

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (g)(i)		920	9

ONEOK Partners LP
3.375% due 10/01/2022		1,400	1,413

ONGC Videsh Ltd.
3.250% due 07/15/2019		200	200

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		1,412	1,345

Owens Corning
4.200% due 12/15/2022		2,300	2,363

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		1,640	1,667

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		981	997

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		12,773	12,709
4.500% due 03/15/2023		1,713	1,709
5.250% due 08/15/2022		9,694	9,960
5.500% due 02/15/2024		1,429	1,486

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		1,300	1,332

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		1,520	1,527
3.900% due 02/01/2024		400	405

Pernod Ricard S.A.
4.250% due 07/15/2022		1,800	1,870
4.450% due 01/15/2022		1,500	1,559

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		3,300	780
5.500% due 04/12/2037 ^(d)		4,350	1,029
6.000% due 05/16/2024 ^(d)		1,810	423
6.000% due 11/15/2026 ^(d)		3,434	798
9.000% due 11/17/2021 ^(d)		100	27
9.750% due 05/17/2035 ^(d)		840	241

Petroleos Mexicanos
6.500% due 03/13/2027		190	191
6.750% due 09/21/2047		70	65

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petronas Capital Ltd.
5.250% due 08/12/2019		$1,500	$1,515

PetSmart, Inc.
5.875% due 06/01/2025		118	99

Philip Morris International, Inc.
2.375% due 08/17/2022		600	593

QVC, Inc.
3.125% due 04/01/2019		4,000	4,000
4.375% due 03/15/2023		2,500	2,538
4.850% due 04/01/2024		30	31

RAC Bond Co. PLC
4.565% due 05/06/2046	GBP	4,000	5,203

Radiate Holdco LLC
6.875% due 02/15/2023		$150	149

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		300	306

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		9,000	8,870
3.162% (US0003M + 0.560%) due 06/24/2022 ~		1,300	1,290

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,275	1,444
6.875% due 11/15/2026		200	221

Reynolds American, Inc.
3.250% due 06/12/2020		$550	551
4.000% due 06/12/2022		450	460

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		1,357	1,360

Rockies Express Pipeline LLC
5.625% due 04/15/2020		800	821

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		22	22

Rockwell Collins, Inc.
2.800% due 03/15/2022		13,100	13,078

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		3,300	3,430
6.250% due 03/15/2022		2,200	2,377

Sands China Ltd.
4.600% due 08/08/2023		1,000	1,033
5.125% due 08/08/2025		1,400	1,462
5.400% due 08/08/2028		2,200	2,312

Schaeffler Finance BV
2.500% due 05/15/2020	EUR	1,400	1,576

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		$50	48

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		1,110	1,098

Sky Ltd.
3.125% due 11/26/2022		200	202

SoftBank Group Corp.
4.000% due 04/20/2023	EUR	3,850	4,655

Southern Co.
2.350% due 07/01/2021		$1,475	1,459

Spirit AeroSystems, Inc.
3.411% (US0003M + 0.800%) due 06/15/2021 ~		408	406

Spirit Issuer PLC
3.608% (BP0003M + 2.775%) due 03/28/2025 ~	GBP	1,575	2,053

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$375	376
4.738% due 09/20/2029		2,000	2,027
5.152% due 09/20/2029		10,190	10,445

Starfruit Finco BV
6.500% due 10/01/2026	EUR	300	339

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		$400	411

Sunoco LP
4.875% due 01/15/2023		118	120

Suntory Holdings Ltd.
2.550% due 06/28/2022		200	197

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		622	622

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syngenta Finance NV
3.698% due 04/24/2020		$2,100	$2,108
3.933% due 04/23/2021		6,800	6,835
4.441% due 04/24/2023		5,900	6,025
4.892% due 04/24/2025		200	204
5.182% due 04/24/2028		2,600	2,647

T-Mobile USA, Inc.
4.750% due 02/01/2028		51	51

Takeda Pharmaceutical Co. Ltd.
0.792% (EUR003M + 1.100%) due 11/21/2022 ~	EUR	2,600	2,965
3.800% due 11/26/2020		$4,400	4,467
4.000% due 11/26/2021		7,850	8,055

Tech Data Corp.
3.700% due 02/15/2022		23	23
4.950% due 02/15/2027		50	51

Telefonica Emisiones S.A.
5.462% due 02/16/2021		352	368

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	197

Tenet Healthcare Corp.
4.625% due 07/15/2024		264	266
6.000% due 10/01/2020		480	499

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		704	657

Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020		7,400	7,284

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	4,700	5,230
1.700% due 07/19/2019		$200	200
2.200% due 07/21/2021		59,819	57,063
2.800% due 07/21/2023		2,840	2,537
3.250% due 04/15/2022	EUR	1,000	1,150

Texas Eastern Transmission LP
4.125% due 12/01/2020		$400	407

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~		500	498

Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022		246	249
4.700% due 05/01/2020		90	92

Time Warner Cable LLC
5.000% due 02/01/2020		902	917

Times Square Hotel Trust
8.528% due 08/01/2026		220	256

Topaz Solar Farms LLC
4.875% due 09/30/2039		608	596
5.750% due 09/30/2039		2,449	2,540

Transocean Pontus Ltd.
6.125% due 08/01/2025		38	38

Triumph Group, Inc.
4.875% due 04/01/2021		684	670
5.250% due 06/01/2022		132	127

TTX Co.
2.600% due 06/15/2020		250	249

UAL Pass-Through Trust
6.636% due 01/02/2024		1,103	1,163

United Group BV
4.375% due 07/01/2022	EUR	15,550	17,964
4.875% due 07/01/2024		7,945	9,143

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~		$620	620

Univision Communications, Inc.
5.125% due 05/15/2023		2,237	2,136
5.125% due 02/15/2025		10,529	9,858

UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	190	222

Vale Overseas Ltd.
6.250% due 08/10/2026		$1,333	1,456
6.875% due 11/21/2036		406	466
6.875% due 11/10/2039		318	366

ViaSat, Inc.
5.625% due 09/15/2025		60	58
5.625% due 04/15/2027		476	486

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	97

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	100	$131

Viterra, Inc.
5.950% due 08/01/2020		$380	393

VMware, Inc.
2.300% due 08/21/2020		8,882	8,804
2.950% due 08/21/2022		13,670	13,538
3.900% due 08/21/2027		5,380	5,181

VOC Escrow Ltd.
5.000% due 02/15/2028		128	125

Volkswagen Group of America Finance LLC
3.458% (US0003M + 0.770%) due 11/13/2020 ~		6,700	6,722
3.638% (US0003M + 0.940%) due 11/12/2021 ~		6,900	6,915
3.875% due 11/13/2020		6,300	6,381
4.000% due 11/12/2021		7,100	7,248

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~		5,310	5,306

Warner Media LLC
4.000% due 01/15/2022		300	309

Western Digital Corp.
4.750% due 02/15/2026		712	681

Wind Tre SpA
2.625% due 01/20/2023	EUR	400	436
2.750% due 01/20/2024 •		400	427
3.125% due 01/20/2025		200	212

Woodside Finance Ltd.
4.500% due 03/04/2029		$1,396	1,425

WPP Finance
4.750% due 11/21/2021		6,600	6,825

Wyndham Destinations, Inc.
3.900% due 03/01/2023		2,458	2,416
4.250% due 03/01/2022		34	34
5.400% due 04/01/2024		639	652
5.750% due 04/01/2027		2,507	2,496

Yara International ASA
4.750% due 06/01/2028		454	475

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,112	2,151

ZF North America Capital, Inc.
4.000% due 04/29/2020		1,350	1,351
4.500% due 04/29/2022		550	552

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		800	803
3.375% (US0003M + 0.750%) due 03/19/2021 ~		780	778
3.375% due 11/30/2021		100	101

			1,110,754

UTILITIES 3.2%

American Electric Power Co., Inc.
2.150% due 11/13/2020		850	842

American Transmission Systems, Inc.
5.250% due 01/15/2022		400	424

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		5,356	5,380
3.737% (US0003M + 0.950%) due 07/15/2021 ~		787	797
3.777% (US0003M + 1.180%) due 06/12/2024 ~		1,235	1,226
4.350% due 03/01/2029		1,534	1,569
4.850% due 03/01/2039		582	586
4.900% due 08/15/2037		430	435

Baltimore Gas & Electric Co.
3.500% due 11/15/2021		300	306

BellSouth LLC
4.333% due 04/26/2021		9,700	9,711

BG Energy Capital PLC
4.000% due 10/15/2021		900	923

British Telecommunications PLC
4.500% due 12/04/2023		332	348

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Transco International Finance BV
0.000% due 11/04/2021 (g)		$300	$275

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		200	199

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		200	198

CNOOC Finance Ltd.
4.250% due 01/26/2021		200	204

Duke Energy Corp.
2.400% due 08/15/2022		900	890
3.050% due 08/15/2022		700	706
3.550% due 09/15/2021		400	406

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		400	418

Emera U.S. Finance LP
2.700% due 06/15/2021		262	260

Enable Midstream Partners LP
4.950% due 05/15/2028		227	231

Entergy Corp.
4.000% due 07/15/2022		880	905
5.125% due 09/15/2020		330	337

Eversource Energy
2.750% due 03/15/2022		266	266

Exelon Corp.
5.150% due 12/01/2020		400	413

Exelon Generation Co. LLC
4.000% due 10/01/2020		670	680

Fortis, Inc.
2.100% due 10/04/2021		400	392

Frontier Communications Corp.
8.000% due 04/01/2027		890	921

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		500	502

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	7,800	9,076
3.850% due 02/06/2020		$2,100	2,113
8.625% due 04/28/2034		300	387
9.250% due 04/23/2019		2,900	2,912

IPALCO Enterprises, Inc.
3.450% due 07/15/2020		520	520

ITC Holdings Corp.
2.700% due 11/15/2022		490	482

LG&E & KU Energy LLC
3.750% due 11/15/2020		1,665	1,684

Majapahit Holding BV
7.750% due 01/20/2020		2,380	2,467
8.000% due 08/07/2019		800	815

NextEra Energy Capital Holdings, Inc.
3.625% due 06/15/2023		1,300	1,310

Niagara Mohawk Power Corp.
2.721% due 11/28/2022		500	499

NiSource, Inc.
2.650% due 11/17/2022		550	542

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		818	809

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (c)		1,776	1,105

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		32	30

ONEOK, Inc.
4.250% due 02/01/2022		210	216

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)		2,011	1,795
2.950% due 03/01/2026 ^(d)		2,968	2,612
3.250% due 09/15/2021 ^(d)		583	535
3.250% due 06/15/2023 ^(d)		1,596	1,440
3.300% due 03/15/2027 ^(d)		1,310	1,153
3.300% due 12/01/2027 ^(d)		3,200	2,808
3.400% due 08/15/2024 ^(d)		2,044	1,850
3.500% due 10/01/2020 ^(d)		2,046	1,893
3.500% due 06/15/2025 ^(d)		2,826	2,529
3.750% due 02/15/2024 ^(d)		448	410
3.750% due 08/15/2042 ^(d)		140	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.850% due 11/15/2023 ^(d)	$122	$112
4.000% due 12/01/2046 ^(d)	32	26
4.250% due 05/15/2021 ^(d)	1,109	1,040
4.250% due 08/01/2023 ^(d)	1,630	1,524
4.300% due 03/15/2045 ^(d)	479	401
4.500% due 12/15/2041 ^(d)	208	179
4.600% due 06/15/2043 ^(d)	132	114
4.650% due 08/01/2028 ^(d)	200	185
4.750% due 02/15/2044 ^(d)	445	392
5.125% due 11/15/2043 ^(d)	1,094	995
5.400% due 01/15/2040 ^(d)	138	132
5.800% due 03/01/2037 ^(d)	762	743
6.050% due 03/01/2034 ^(d)	1,130	1,127
6.250% due 03/01/2039 ^(d)	739	743
6.350% due 02/15/2038 ^(d)	271	274

Petrobras Global Finance BV
5.750% due 02/01/2029	1,951	1,937
5.999% due 01/27/2028	391	397
6.125% due 01/17/2022	7,402	7,831
6.250% due 03/17/2024	10,550	11,368
7.375% due 01/17/2027	750	829
8.750% due 05/23/2026	350	415

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	200	199

Plains All American Pipeline LP
3.650% due 06/01/2022	1,940	1,954

Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	1,200	1,191

Rio Oil Finance Trust
8.200% due 04/06/2028	400	434
9.250% due 07/06/2024	984	1,075
9.750% due 01/06/2027	185	207

San Diego Gas & Electric Co.
3.750% due 06/01/2047	24	23

Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	200	199

Southern California Edison Co.
3.650% due 03/01/2028	30	29
5.750% due 04/01/2035	58	64
6.000% due 01/15/2034	18	20
6.650% due 04/01/2029	134	147

Southern California Gas Co.
5.125% due 11/15/2040	12	14

Southern Co. Gas Capital Corp.
3.500% due 09/15/2021	350	355

Sprint Capital Corp.
6.900% due 05/01/2019	16,813	16,897

Sprint Communications, Inc.
6.000% due 11/15/2022	1,000	1,010
7.000% due 03/01/2020	7,600	7,818
7.000% due 08/15/2020	8,890	9,201

Sprint Corp.
7.125% due 06/15/2024	1,000	1,017
7.250% due 09/15/2021	7,340	7,725
7.625% due 03/01/2026	122	124
7.875% due 09/15/2023	400	421

Tampa Electric Co.
2.600% due 09/15/2022	2,300	2,286

Transocean Phoenix Ltd.
7.750% due 10/15/2024	39	41

Transocean Proteus Ltd.
6.250% due 12/01/2024	8	8

		156,076

Total Corporate Bonds & Notes (Cost $2,252,007)		2,252,612

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024	200	284

Total Convertible Bonds & Notes (Cost $363)		284

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	$50	$51

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	200	223

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	78

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	25	27
7.350% due 07/01/2035	20	23

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	360	354

		756

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(d)	10	7
5.250% due 07/01/2037 ^(d)	60	39

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(d)	20	13
5.700% due 07/01/2023 ^(d)	100	63

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(d)	40	26
6.000% due 07/01/2039 ^(d)	30	20

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(d)	95	54
5.750% due 07/01/2041 ^(d)	100	57
6.500% due 07/01/2040 ^(d)	15	9

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(d)	225	118
5.500% due 07/01/2039 ^(d)	300	159

		565

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	950	965

Total Municipal Bonds & Notes (Cost $1,993)		2,286

U.S. GOVERNMENT AGENCIES 22.1%

Fannie Mae
2.840% due 09/25/2042 •	10	10
3.500% due 09/01/2047 - 03/01/2048	107,703	109,473
4.000% due 05/01/2048	570	587
4.749% due 09/01/2037 •	2,128	2,223
6.000% due 04/25/2043	7	8

Fannie Mae, TBA
3.500% due 04/01/2049 - 05/01/2049	408,500	414,033
4.000% due 04/01/2049 - 05/01/2049	433,100	445,288

Ginnie Mae
2.500% due 07/20/2045 - 12/20/2045 •	15,792	16,102
2.782% due 12/16/2026 •	22	22
5.000% due 12/20/2048 - 03/20/2049	18,884	19,800
5.500% due 12/20/2048	4,950	5,237

Ginnie Mae, TBA
5.000% due 04/01/2049 - 05/01/2049	50,000	52,211

Total U.S. Government Agencies (Cost $1,057,245)		1,064,994

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 3.5%

U.S. Treasury Bonds
2.750% due 08/15/2047		$1,000	$988
3.000% due 08/15/2048		80	83
3.375% due 11/15/2048		10	11

U.S. Treasury Inflation Protected Securities (h)
0.750% due 07/15/2028		30,683	31,396

U.S. Treasury Notes
1.875% due 01/31/2022 (n)(p)		24,600	24,363
2.125% due 08/15/2021 (n)		72,800	72,585
2.125% due 07/31/2024 (p)		4,900	4,868
2.500% due 01/31/2025		23,130	23,411
2.625% due 01/31/2026		12,600	12,852

Total U.S. Treasury Obligations (Cost $170,219)			170,557

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.2%

Adjustable Rate Mortgage Trust
4.105% due 11/25/2035 ^~		143	130
4.128% due 10/25/2035 ^~		414	392
5.126% due 08/25/2035 ~		236	234

American Home Mortgage Assets Trust
2.611% due 03/25/2047 •		5,325	4,891
2.676% due 12/25/2046 ^•		8,831	7,638
3.337% due 10/25/2046 •		5,339	4,753

American Home Mortgage Investment Trust
2.936% due 09/25/2035 •		1,772	1,710
4.435% due 12/25/2035 •		10,521	4,775
6.700% due 06/25/2036 Ø		7,350	2,680
7.100% due 06/25/2036 Ø		4,005	1,459

Ashford Hospitality Trust
3.734% due 04/15/2035 •		5,000	4,999
4.584% due 04/15/2035 •		5,000	5,010

BAMLL Re-REMIC Trust
5.895% due 06/17/2050 ~		695	657

Banc of America Alternative Loan Trust
5.913% due 10/25/2036 ~		3,407	1,900

Banc of America Commercial Mortgage Trust
5.763% due 02/10/2051 ~		1,287	1,218

Banc of America Funding Trust
4.036% due 06/25/2034 ~		19	19
4.175% due 05/20/2036 ^~		162	154
4.382% due 09/20/2035 ^~		82	76
5.888% due 04/25/2037 ^Ø		190	177

Banc of America Mortgage Trust
4.371% due 01/25/2036 ^~		48	44
4.471% due 11/20/2046 ^~		529	517
5.500% due 12/25/2020		24	24

Barclays Commercial Mortgage Securities Trust
1.194% due 02/15/2033 ~(a)		13,400	140
3.184% due 02/15/2033 •		5,185	5,135
3.534% due 02/15/2033 •		1,800	1,792
3.734% due 02/15/2033 •		1,300	1,294
4.534% due 02/15/2033 •		900	899
5.584% due 02/15/2033 •		5,800	5,813

BCAP LLC Trust
4.004% due 03/27/2036 ~		1,064	925
4.219% due 10/26/2037 ~		3,583	3,627
6.000% due 04/25/2037		3,011	2,386
6.500% due 06/26/2037 ~		8,321	4,061

Bear Stearns Adjustable Rate Mortgage Trust
4.350% due 01/25/2035 ~		6	6

Bear Stearns ALT-A Trust
4.097% due 09/25/2047 ~		19,089	15,845

Bear Stearns Structured Products, Inc. Trust
4.335% due 01/26/2036 ^~		580	525

Brunel Residential Mortgage Securitisation PLC
1.142% due 01/13/2039 •	GBP	8,488	10,801

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 «		$5,412	5,500

CD Mortgage Trust
5.648% due 10/15/2048		2,114	2,185

CGGS Commercial Mortgage Trust
3.384% due 02/15/2037 •		3,320	3,294

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.834% due 02/15/2037 •		$1,320	$1,314
4.784% due 02/15/2037 •		3,250	3,250

Chase Mortgage Finance Trust
4.169% due 02/25/2037 ~		148	151
5.500% due 12/25/2022 ^		734	514
6.000% due 05/25/2036		19,742	15,864

Citigroup Commercial Mortgage Trust
3.584% due 07/15/2030 •		3,834	3,837

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^		90	90

Civic Mortgage LLC
3.892% due 06/25/2022 Ø		2,232	2,227
4.349% due 11/25/2022 Ø		343	343

Countrywide Alternative Loan Trust
2.646% due 07/25/2036 •		9,386	9,091
2.656% due 11/25/2036 •		1,023	991
2.656% due 06/25/2046 •		156	151
2.666% due 04/25/2046 •		2,492	2,227
2.688% due 07/20/2046 ^•		155	121
2.768% due 09/20/2046 •		1,104	648
2.886% due 02/25/2036 •		243	185
2.998% due 11/20/2035 ^•		66	29
3.777% due 11/25/2047 ^•		1,949	1,704
5.500% due 03/25/2036 ^		62	46
6.000% due 03/25/2036 ^		605	467
6.000% due 03/25/2037 ^		1,171	723
6.000% due 05/25/2037 ^		555	396

Countrywide Asset-Backed Certificates
3.206% due 11/25/2035 •		1,187	1,186

Countrywide Home Loan Mortgage Pass-Through Trust
2.756% due 04/25/2035 •		380	367
2.838% due 04/25/2035 ~		194	175
3.126% due 03/25/2035 •		150	134
3.867% due 02/20/2036 ^~		86	74
5.500% due 11/25/2035 ^		66	57
6.000% due 02/25/2037 ^		9,101	6,546

Countrywide Home Loan Reperforming REMIC Trust
2.846% due 03/25/2035 ^•		1,205	1,127

Credit Suisse Commercial Mortgage Trust
5.632% due 01/15/2049 ~		15,000	18,670

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 03/25/2032 ~		48	46
5.100% due 08/15/2038 ~		361	364
6.000% due 01/25/2036 ^		293	266

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		58,208	52,098

Credit Suisse Mortgage Capital Trust
3.434% due 02/15/2031 •		4,200	4,183

CSMCM Trust
4.239% due 07/25/2050 (a)		21,272	21,769

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.636% due 03/25/2037 ^•		390	360

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.869% due 10/25/2036 ^Ø		125	117
5.886% due 10/25/2036 ^Ø		125	117

Downey Savings & Loan Association Mortgage Loan Trust
2.792% due 10/19/2036 ^•		362	273

Dragon Finance BV
1.911% due 07/13/2023 •	GBP	3,288	4,140

Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	251	278

Eurosail PLC
1.543% due 09/13/2045 •	GBP	2,985	3,724

First Horizon Asset Securities, Inc.
4.586% due 02/25/2036 ~		$114	109

First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		143	106

GSR Mortgage Loan Trust
4.460% due 11/25/2035 ~		24	24

HarborView Mortgage Loan Trust
2.975% due 06/19/2045 ^•		980	642

Impac Secured Assets Trust
2.656% due 01/25/2037 •		217	211

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	99

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IMT Trust
3.184% due 06/15/2034 •	$300	$298
3.434% due 06/15/2034 •	328	327
3.584% due 06/15/2034 •	200	199

IndyMac Mortgage Loan Trust
3.692% due 05/25/2037 ^~	2,123	1,984
3.867% due 05/25/2037 ^~	2,191	1,730
4.033% due 09/25/2035 ^~	99	92
4.100% due 08/25/2037 ~	442	434

JPMorgan Alternative Loan Trust
2.806% due 09/25/2036 •	41	41
3.893% due 12/25/2036 ~	156	149
4.149% due 05/25/2036 ^~	207	157

JPMorgan Chase Commercial Mortgage Securities Trust
3.323% due 07/15/2034 •	4,000	3,990
3.493% due 07/15/2034 •	2,000	1,998
5.362% due 06/12/2041 ~	3,827	3,840
5.585% due 01/12/2043 ~	618	618
5.824% due 03/15/2046 ~	1,262	1,274
6.106% due 02/12/2051 ~	4,793	4,841

JPMorgan Mortgage Trust
3.756% due 06/25/2037 ^~	598	524
4.012% due 08/25/2036 ^~	288	272
4.015% due 05/25/2036 ~	647	634
4.327% due 07/25/2035 ~	58	59
6.500% due 09/25/2035	309	297

Lanark Master Issuer PLC
3.467% due 12/22/2069	11,100	11,140

Lavender Trust
6.250% due 10/26/2036	1,526	1,203

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	279	282

Lehman XS Trust
2.676% due 09/25/2046 •	323	314

MASTR Adjustable Rate Mortgages Trust
2.696% due 04/25/2046 •	547	498

MASTR Alternative Loan Trust
6.750% due 07/25/2036	477	315

MASTR Reperforming Loan Trust
8.000% due 08/25/2034	2,567	2,704

Merrill Lynch Alternative Note Asset Trust
2.660% due 02/25/2037 •	1,460	1,458
2.786% due 03/25/2037 •	758	327

Merrill Lynch Mortgage Investors Trust
4.671% due 11/25/2035 •	107	110

Merrill Lynch Mortgage Trust
5.167% due 10/12/2041 ~	3,685	3,687

Morgan Stanley Capital Trust
5.175% due 10/12/2052 ~	2,000	1,999
5.947% due 06/11/2042 ~	4,027	4,268
6.118% due 06/11/2049 ~	311	313

Morgan Stanley Mortgage Loan Trust
4.275% due 07/25/2035 ^~	32	30

Mortgage Equity Conversion Asset Trust
2.970% due 01/25/2042 «•	16,026	15,252

Motel 6 Trust
3.404% due 08/15/2034 •	3,879	3,867
3.674% due 08/15/2034 •	3,338	3,331
4.634% due 08/15/2034 •	361	362

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.676% due 06/25/2037 •	6,474	5,251
4.516% due 04/25/2036 ^~	3,985	3,690

Nomura Resecuritization Trust
3.386% due 01/25/2037 •	38,335	38,198

RBSSP Resecuritization Trust
4.741% (US0001M) due 01/26/2036 ~	8,099	8,136

Residential Accredit Loans, Inc. Trust
2.646% due 01/25/2037 •	23,207	22,010
2.676% due 07/25/2036 •	312	288
3.247% due 09/25/2046 •	5,875	5,336
3.757% due 09/25/2045 •	390	363
6.000% due 09/25/2036 ^	558	381

Residential Funding Mortgage Securities, Inc. Trust
5.068% due 08/25/2036 ^~	120	113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Resource Capital Corp. Ltd.
3.284% (LIBOR01M + 0.800%) due 07/15/2034 ~		$440	$439
4.484% (LIBOR01M + 2.000%) due 07/15/2034 ~		1,612	1,601

Ripon Mortgages PLC
1.659% due 08/20/2056 •	GBP	2,420	3,141

RMAC PLC
1.545% due 06/12/2046 •		446	575

Sequoia Mortgage Trust
3.268% due 09/20/2034 •		$1,129	1,115

Structured Adjustable Rate Mortgage Loan Trust
4.567% due 09/25/2035 ~		548	530

Structured Asset Mortgage Investments Trust
2.746% due 03/25/2037 •		2,185	1,603
3.026% due 08/25/2035 •		555	539

Structured Asset Securities Corp.
2.736% due 07/25/2035 •		22,728	21,488
2.746% due 05/25/2043 •		13,702	12,833

Structured Asset Securities Corp. Mortgage Loan Trust
2.736% due 05/25/2036 •		23,159	20,564

Sutherland Commercial Mortgage Loans
3.192% due 05/25/2037 ~		3,094	3,084

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^Ø		473	43

Thrones PLC
1.720% due 11/15/2049 •	GBP	1,970	2,567

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)		34,550	45,011

Twin Bridges PLC
1.725% due 09/12/2050 ~•		988	1,276

Uropa Securities PLC
1.043% due 06/10/2059 •		1,141	1,422
1.193% due 06/10/2059 •		264	324
1.268% due 10/10/2040 •		4,100	4,818
1.393% due 06/10/2059 •		206	253
1.593% due 06/10/2059 •		220	270

Wachovia Bank Commercial Mortgage Trust
5.438% due 11/15/2048 ~		$5,067	5,119
5.860% due 02/15/2051 ~		958	835

WaMu Commercial Mortgage Securities Trust
4.442% due 03/23/2045 ~		12,845	13,065

WaMu Mortgage Pass-Through Certificates Trust
2.766% due 11/25/2045 •		739	714
3.142% due 12/25/2046 •		286	283
3.597% due 11/25/2042 •		118	114
4.377% due 09/25/2033 ~		86	88

Wells Fargo Commercial Mortgage Trust
3.349% due 12/13/2031 •		5,100	5,092
3.599% due 12/13/2031 •		4,200	4,186
4.344% due 12/13/2031 •		100	99

Wells Fargo Mortgage-Backed Securities Trust
3.186% due 03/25/2036 •		3,247	3,014
4.420% due 05/25/2036 ^~		48	49
4.601% due 09/25/2033 ~		92	94
4.793% due 11/25/2037 ^~		561	542
5.081% due 04/25/2036 ^~		1,965	1,958

Total Non-Agency Mortgage-Backed Securities (Cost $587,906)			586,949

ASSET-BACKED SECURITIES 19.0%

Aames Mortgage Trust
6.950% due 11/25/2031 Ø		1,651	1,551
7.150% due 01/25/2032 Ø		369	365

AccessLex Institute
2.812% due 09/26/2033 •		8,718	8,541

Adams Mill CLO Ltd.
3.887% due 07/15/2026 •		217	217

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		76	77

Airspeed Ltd.
2.754% due 06/15/2032 •		1,841	1,786

Allegro CLO Ltd.
3.971% due 01/30/2026 •		393	393

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Credit Acceptance Receivables Trust
2.920% due 08/12/2021		$4,964	$4,964

Ameriquest Mortgage Securities Trust
2.826% due 04/25/2036 •		8,100	8,001

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.761% due 05/25/2033 •		2,381	2,372
3.821% due 06/25/2033 ^•		2,455	2,374
3.836% due 03/25/2033 •		326	324

Apex Credit CLO Ltd.
3.611% due 10/27/2028 •		12,400	12,398

Arbor Realty Commercial Real Estate Notes Ltd.
4.984% due 04/15/2027 •		2,200	2,217

Argent Securities Trust
2.636% due 06/25/2036 •		1,380	486
2.676% due 03/25/2036 •		7,810	7,126
2.726% due 07/25/2036 •		1,271	479

Aspen Funding Ltd.
4.383% due 07/10/2037 •		1,757	1,752

Babson CLO Ltd.
3.911% due 07/20/2025 •		1,088	1,089

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 Ø		4,200	4,205
4.090% due 02/28/2034 Ø		1,845	1,866
4.213% due 10/29/2033 Ø		885	891

Bear Stearns Asset-Backed Securities Trust
2.726% due 06/25/2047 •		1,000	987
2.836% due 06/25/2047 •		25,753	22,026
4.086% due 10/25/2037 ~•		22,194	21,167
4.436% due 08/25/2035 •		9,511	8,368

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	3,400	3,814

Black Diamond CLO Ltd.
3.823% due 02/06/2026 •		$3,396	3,395

Capitalsource Real Estate Loan Trust
2.859% due 01/20/2037 •		717	708
3.411% due 01/20/2037 •		1,650	1,545
3.511% due 01/20/2037 •		650	599
3.611% due 01/20/2037 •		400	301

Carrington Mortgage Loan Trust
3.146% due 06/25/2035 •		32,581	32,028
4.286% due 05/25/2035 •		15,328	12,189

Castle Park CLO Designated Activity Co.
0.692% due 01/15/2028 •	EUR	3,430	3,858

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043		$7,182	7,202

Cavendish Square Funding PLC
0.292% due 02/11/2055 •	EUR	2,018	2,245
1.542% due 02/11/2055 •		5,000	5,405

Cent CLO Ltd.
3.857% due 10/15/2026 •		$16,250	16,178

Centex Home Equity Loan Trust
3.136% due 03/25/2033 •		5,228	5,111

Citigroup Mortgage Loan Trust, Inc.
2.776% due 11/25/2036 •		400	386
3.146% due 02/25/2035 •		644	634

College Avenue Student Loans LLC
3.686% due 12/26/2047 •		2,724	2,757
4.130% due 12/26/2047		3,680	3,837
4.136% due 11/26/2046 •		1,419	1,452

Conseco Finance Corp.
6.280% due 09/01/2030		6,536	6,936
7.500% due 03/01/2030 ~		3,649	2,502

Conseco Finance Securitizations Corp.
7.954% due 12/01/2033 ~		7,793	8,520

Countrywide Asset-Backed Certificates
2.626% due 06/25/2047 ^•		3,880	3,483
2.726% due 04/25/2037 •		76	59
2.836% due 03/25/2036 ^•		6,941	6,307

Countrywide Asset-Backed Certificates Trust
2.636% due 03/25/2047 ^•		109	107
2.726% due 03/25/2047 ^•		6,698	5,995
2.756% due 09/25/2046 •		1,946	1,308
3.386% due 04/25/2035 •		4,753	4,845
4.061% due 12/25/2034 •		1,205	1,169

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.740% due 10/25/2035 ~		$46	$47
5.499% due 02/25/2035 ~		4,460	4,113

Credit Suisse Mortgage Capital Asset-Backed Trust
3.086% due 09/25/2037 •		273	268

Credit-Based Asset Servicing & Securitization CBO Ltd.
2.681% due 12/15/2034 •		13,420	4,362
2.953% due 02/16/2041 •		128,899	6,484

Credit-Based Asset Servicing & Securitization LLC
3.086% due 07/25/2035 •		5,409	5,396

Crown Point CLO Ltd.
3.713% due 07/17/2028		400	397
3.975% due 10/20/2028 •		10,850	10,828

CWHEQ Revolving Home Equity Loan Resuritization Trust
2.744% due 05/15/2034 •		4,963	4,902

CWHEQ Revolving Home Equity Loan Trust
2.714% due 02/15/2036 •		9,139	8,896

Denali Capital CLO LLC
3.815% due 10/26/2027 •		14,365	14,301

Drive Auto Receivables Trust
2.754% due 10/15/2020 •		4,470	4,470
2.780% due 10/15/2020		3,533	3,533

Dryden Euro CLO BV
0.693% due 05/17/2027 •	EUR	2,900	3,254

Dryden Senior Loan Fund
3.687% due 10/15/2027 •		$22,200	22,084

ECMC Group Student Loan Trust
3.536% due 05/25/2067 •		2,810	2,808

EFS Volunteer LLC
3.621% due 10/25/2035 •		2,490	2,492

EMC Mortgage Loan Trust
4.486% due 11/25/2030 •		4,518	4,512

Euromax ABS Ltd.
0.000% due 04/18/2097 •	EUR	592	666

First Franklin Mortgage Loan Trust
2.636% due 05/25/2036 •		$5,116	4,788
2.726% due 04/25/2036 •		7,600	7,056

First Investors Auto Owner Trust
1.860% due 10/15/2021		565	564

Flatiron CLO Ltd.
3.933% due 01/17/2026 •		11,827	11,829

Fremont Home Loan Trust
2.626% due 11/25/2036 •		3,976	2,756

Greystone Commercial Real Estate Ltd.
4.034% due 03/15/2027 •		4,000	4,011

GSAA Home Equity Trust
2.936% due 08/25/2037 •		433	407

GSAA Trust
2.606% due 05/25/2047 •		1,767	1,381
2.706% (US0001M + 0.220%) due 03/25/2047 ~		7,793	4,416
3.136% due 06/25/2035 •		7,123	7,120

GSAMP Trust
2.656% due 01/25/2037 •		2,657	2,573
2.726% due 09/25/2036 •		10,893	5,366
3.126% due 08/25/2033 •		10,168	10,052
3.236% due 01/25/2034 •		2,572	2,540

Harley Marine Financing LLC
5.682% due 05/15/2043 «		1,073	769

Harvest SBA Loan Trust
4.736% due 08/25/2044 •		7,866	7,806

Home Equity Loan Trust
2.676% due 04/25/2037 •		20,195	18,998
2.716% due 04/25/2037 •		1,500	1,348

Home Equity Mortgage Loan Asset-Backed Trust
2.676% due 04/25/2037 •		8,054	5,976

House of Europe Funding PLC
0.000% due 11/08/2090 •	EUR	806	905

HSI Asset Loan Obligation Trust
2.546% due 12/25/2036 •		$72	33

Jamestown CLO Ltd.
3.477% due 07/15/2026 •		5,997	5,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Acquisition Corp.
3.071% due 01/25/2036 •		$9,226	$8,720
3.446% due 06/25/2035 •		493	457

Jubilee CLO BV
0.532% due 07/12/2028 •	EUR	2,450	2,752

LCM LP
3.801% due 10/20/2027 •		$2,900	2,896

Legacy Mortgage Asset Trust
4.246% due 01/28/2070 •		24,281	24,663

Lehman XS Trust
2.606% due 02/25/2037 •		9,704	9,241
2.646% due 02/25/2037 •		3,920	3,743

Long Beach Mortgage Loan Trust
2.636% due 06/25/2036 •		9,932	5,513
2.636% due 09/25/2036 •		16,649	12,295
2.790% due 02/25/2036 •		9,430	7,847
3.116% due 01/25/2046 •		3,565	3,394

LP Credit Card ABS Master Trust
4.053% due 08/20/2024 •		2,068	2,066

Madison Park Funding Ltd.
4.021% due 07/20/2026 •		707	707

Marlette Funding Trust
3.060% due 07/17/2028		2,681	2,680
3.200% due 09/15/2028		1,538	1,539
3.710% due 12/15/2028		504	508

MASTR Asset-Backed Securities Trust
2.536% due 01/25/2037 •		325	125

Merrill Lynch Mortgage Investors Trust
2.746% due 04/25/2037 •		865	521
3.286% due 08/25/2035 •		1,284	1,239

METAL LLC
4.581% due 10/15/2042		4,363	4,359

Morgan Stanley ABS Capital, Inc. Trust
2.756% due 03/25/2036 •		6,299	6,248
3.191% due 12/25/2034 •		133	124

Morgan Stanley Home Equity Loan Trust
3.536% due 12/25/2034 •		7,238	7,240

Mountain View CLO Ltd.
3.587% due 10/15/2026 •		10,046	10,011

Munda CLO BV
0.613% due 12/05/2024 •	EUR	1,336	1,501

National Collegiate Student Loan Trust
2.726% due 07/25/2030 •		$1,311	1,300
2.756% due 03/26/2029 •		1,470	1,459
2.756% due 09/25/2029 •		445	443
2.776% due 10/25/2033 •		8,168	7,868
2.806% due 10/27/2031 •		10,000	9,324
2.966% due 12/26/2033 •		3,147	3,095

Navient Student Loan Trust
2.736% due 06/27/2067 •		3,202	3,197

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.636% due 07/25/2036 •		9,945	9,539
2.816% due 10/25/2036 ^•		2,415	822

NovaStar Mortgage Funding Trust
2.806% due 05/25/2036 •		3,557	3,516
4.586% due 12/25/2034 •		74	73

OneMain Financial Issuance Trust
4.100% due 03/20/2028		52	52

Palmer Square Loan Funding Ltd.
3.584% due 11/15/2026 •		489	487

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.976% due 09/25/2035 •		12,188	12,159

People’s Choice Home Loan Securities Trust
3.431% due 05/25/2035 ^•		1,600	1,407

Quest Trust
2.776% due 08/25/2036 •		12,850	10,843

Residential Asset Securities Corp. Trust
2.726% due 09/25/2036 •		7,040	7,001
2.756% due 07/25/2036 •		1,457	1,181
3.136% due 09/25/2035 •		4,500	4,450

RMAT LP
4.090% due 05/25/2048 Ø		12,526	12,583

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RMF Buyout Issuance Trust
3.436% due 11/25/2028 «		$7,937	$7,945

Saranac CLO Ltd.
3.707% due 06/22/2030 •		6,600	6,609

Saxon Asset Securities Trust
2.796% due 09/25/2047 •		10,293	9,970
4.236% due 12/25/2037 •		5,804	5,800

Saybrook Point CBO Ltd.
3.381% due 02/25/2036 •		3,058	3,047

Securitized Asset-Backed Receivables LLC Trust
2.776% due 12/25/2035 •		373	366

SLM Private Education Loan Trust
4.734% due 06/16/2042 •		6,545	6,636

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	185	207
0.000% due 01/25/2024 •		1,347	1,511
0.000% due 06/17/2024 •		826	924
3.321% due 04/27/2026 •		$1,273	1,274
4.271% due 04/25/2023 •		3,693	3,736

SMB Private Education Loan Trust
2.784% due 09/15/2025 •		7,912	7,914

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		19,426	19,090
3.586% due 10/27/2036 •		438	442

SoFi Professional Loan Program Trust
3.120% due 02/25/2048		8,303	8,328

Sorin Real Estate CDO Ltd.
2.797% due 06/07/2040 •		4,004	4,006

Sound Point CLO Ltd.
3.647% due 04/15/2027 •		750	750

Soundview Home Loan Trust
2.656% due 07/25/2037 •		8,548	7,214
2.686% due 06/25/2037 •		59,667	44,319
3.436% due 09/25/2037 •		1,246	1,182

Specialty Underwriting & Residential Finance Trust
3.166% due 01/25/2034 •		17	17

Spirit Master Funding LLC
4.360% due 12/20/2047		13,913	14,219

Springleaf Funding Trust
2.680% due 07/15/2030		6,200	6,154

Sprite Ltd.
4.250% due 12/15/2037		4,605	4,630

St Paul’s CLO DAC
0.850% due 08/20/2030 •	EUR	30,600	34,285

Trainer Wortham First Republic CBO Ltd.
1.950% due 04/10/2037 •		$4,847	4,752

Tralee CLO Ltd.
3.869% due 10/20/2028 •		1,500	1,490

TruPS Financials Note Securitization Ltd.
4.203% due 09/20/2039 •		7,055	7,002

WAVE Trust
3.844% due 11/15/2042		8,283	8,279

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •		9,750	9,750

Wrightwood Capital Real Estate CDO Ltd.
3.321% due 11/21/2040 •		3,349	3,359

Total Asset-Backed Securities (Cost $922,546)			917,777

SOVEREIGN ISSUES 4.3%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	890	804
3.380% due 12/31/2038 Ø		190	122
3.750% due 12/31/2038 Ø		$2,288	1,330
3.875% due 01/15/2022	EUR	2,600	2,487
4.625% due 01/11/2023		$5,360	4,403
5.250% due 01/15/2028	EUR	17,000	14,146
5.625% due 01/26/2022		$460	398
5.875% due 01/11/2028		183	141
6.250% due 11/09/2047	EUR	100	81
6.875% due 01/26/2027		$300	244
6.875% due 01/11/2048		530	392
7.125% due 07/06/2036		150	116

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	101

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 04/22/2026		$500	$426
7.820% due 12/31/2033	EUR	853	836
45.325% (BADLARPP + 3.250%) due 03/01/2020 ~	ARS	3,560	82
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~		107,719	2,415
49.153% (BADLARPP) due 10/04/2022 ~		6,524	254
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		704,373	18,125

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	250	303

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2019 (g)	BRL	178,000	44,789
0.000% due 01/01/2020 (g)		198,000	48,198

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$900	893
3.125% due 10/11/2027		1,100	1,094
4.125% due 10/11/2047		400	405

Export-Credit Bank of Turkey
8.250% due 01/24/2024		1,000	975

Export-Import Bank of China
0.250% due 12/02/2019	EUR	1,000	1,123

Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	4,600	3,334

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	100	116

Peru Government International Bond
5.700% due 08/12/2024	PEN	4,233	1,354
5.940% due 02/12/2029		19,500	6,186
6.350% due 08/12/2028		7,512	2,452
6.950% due 08/12/2031		6,420	2,183
8.200% due 08/12/2026		2,570	930

Qatar Government International Bond
3.875% due 04/23/2023		$1,200	1,236
5.103% due 04/23/2048		800	878

Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	1,080	1,214

Saudi Government International Bond
2.875% due 03/04/2023		$1,000	992
4.000% due 04/17/2025		8,900	9,131
5.000% due 04/17/2049		1,600	1,660

Serbia Government International Bond
4.875% due 02/25/2020		400	405

Turkey Government International Bond
4.625% due 03/31/2025	EUR	6,500	7,102
5.625% due 03/30/2021		$700	693
7.250% due 12/23/2023		8,400	8,479
7.625% due 04/26/2029		10,800	10,722

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		408	121
7.000% due 03/31/2038 ^(d)		124	36
7.650% due 04/21/2025 ^(d)		3,123	921
7.750% due 10/13/2019 ^(d)		400	117
8.250% due 10/13/2024 ^(d)		2,021	609
9.000% due 05/07/2023 ^(d)		268	81
9.250% due 09/15/2027 ^(d)		729	233
9.250% due 05/07/2028 ^(d)		2,886	862
11.750% due 10/21/2026 ^(d)		130	41
11.950% due 08/05/2031 ^(d)		6,600	2,046
12.750% due 08/23/2022 ^(d)		930	281

Total Sovereign Issues (Cost $224,030)			208,997

		SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment Corp. (e)		34,648	301

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		82,130	6

			307

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Dommo Energia S.A. «(e)(k)	14,407,814	$2,227

Dommo Energia S.A. SP - ADR «(e)	3,069	62

		2,289

FINANCIALS 0.0%

Hipotecaria Su Casita S.A. «	345,787	0

UTILITIES 0.0%

Eneva S.A. «(k)	32,125	152

Eneva S.A. (e)(k)	11,681	55

		207

Total Common Stocks (Cost $7,268)		2,803

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Nationwide Building Society
10.250% ~(i)	6,880	1,304

Total Preferred Securities (Cost $1,355)		1,304

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.4%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~	$17,740	17,771

COMMERCIAL PAPER 1.9%

Anheuser-Busch InBev Worldwide, Inc.
2.720% due 04/24/2019	1,840	1,837

Boston Scientific Corp.
2.850% due 04/23/2019	6,360	6,348
2.900% due 05/20/2019	3,900	3,884
2.950% due 06/17/2019	2,600	2,584

Campbell Soup Co.
3.000% due 04/17/2019	2,200	2,197

Cigna Corp.
2.920% due 05/29/2019	9,210	9,166

CRH America Finance, Inc.
2.730% due 04/26/2019	1,360	1,357
2.800% due 05/16/2019	550	548

Enable Midstream Partners LP
3.250% due 05/17/2019	4,300	4,282
3.300% due 05/20/2019	3,700	3,683

Enbridge (U.S.), Inc.
2.880% due 05/13/2019	1,000	997

General Motors Financial Co., Inc.
2.980% due 04/24/2019	750	748
2.980% due 04/26/2019	2,150	2,145

Hitachi Capital America Corp.
2.700% due 04/25/2019	1,990	1,986

Humana, Inc.
2.970% due 05/14/2019	2,000	1,993

Hyundai Capital America
2.710% due 04/23/2019	2,600	2,595
2.750% due 05/01/2019	2,000	1,995

Keurig Dr Pepper
2.750% due 05/13/2019	2,000	1,993

Marsh & McLennan Cos., Inc.
2.730% due 04/22/2019	600	599

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
2.730% due 05/09/2019		$2,240	$2,233

NiSource, Inc.
2.770% due 04/29/2019		300	299
2.970% due 05/24/2019		5,450	5,426

Nissan Motor Acceptance Corp.
2.710% due 04/24/2019		4,320	4,312
2.710% due 05/01/2019		700	698
2.720% due 04/29/2019		10,940	10,917

Royal Caribbean Cruise
3.000% due 04/17/2019		1,700	1,698
3.000% due 04/22/2019		3,750	3,743
3.000% due 04/25/2019		7,010	6,996
3.000% due 05/01/2019		1,300	1,297

Ryder System, Inc.
2.700% due 04/22/2019		700	699

Sempra Energy Holdings
2.740% due 04/26/2019		1,900	1,896

VW Credit, Inc.
2.900% due 07/09/2019		2,400	2,380

			93,531

REPURCHASE AGREEMENTS (l) 0.0%
			2,109

ARGENTINA TREASURY BILLS 0.1%
45.462% due 04/12/2019 - 02/28/2020 (f)(g)	ARS	264,423	6,734

Total Short-Term Instruments (Cost $120,780)			120,145

Total Investments in Securities (Cost $5,519,702)			5,501,462

		SHARES
INVESTMENTS IN AFFILIATES 5.6%

SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%

PIMCO Short-Term Floating NAV Portfolio III		27,038,221	267,381

Total Short-Term Instruments (Cost $267,309)			267,381

Total Investments in Affiliates (Cost $267,309)			267,381

Total Investments 119.6% (Cost $5,787,011)			$5,768,843

Financial Derivative Instruments (m)(o) 0.5% (Cost or Premiums, net $642)			22,104

Other Assets and Liabilities, net (20.1)%			(967,967)

Net Assets 100.0%			$4,822,980

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Apollo Aviation Securitization Equity Trust 4.212% due 11/15/2041	03/15/2018 - 08/02/2018	$9,772	$9,817	0.20%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	375	2,227	0.05
Eneva S.A.	12/21/2017 - 03/25/2019	203	207	0.00

		$10,350	$12,251	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$2,109	U.S. Treasury Notes 1.125% due 06/30/2021	$(2,154)	$2,109	$2,109

Total Repurchase Agreements						$(2,154)	$2,109	$2,109

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.5)%
Fannie Mae, TBA	5.000%	04/01/2049	$69,000	$(72,349)	$(72,966)

Total Short Sales (1.5)%				$(72,349)	$(72,966)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,109	$0	$0	$2,109	$(2,154)	$(45)

Total Borrowings and Other Financing Transactions	$2,109	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	103

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(101,252) at a weighted average interest rate of 2.279%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2019	126	$12,396	$259	$50	$(50)
Euro-BTP Italy Government Bond June Futures	06/2019	21	3,050	72	0	(10)
U.S. Treasury 10-Year Note June Futures	06/2019	4,915	610,535	8,710	0	(1,382)

				$9,041	$50	$(1,442)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2019	18	$(3,359)	$(74)	$5	$0
Euro-Buxl 30-Year Bond June Futures	06/2019	6	(1,290)	(64)	9	0
U.S. Treasury 5-Year Note June Futures	06/2019	991	(114,786)	(1,132)	224	0
United Kingdom Long Gilt June Futures	06/2019	844	(142,212)	(2,285)	66	(99)

				$(3,555)	$304	$(99)

Total Futures Contracts				$5,486	$354	$(1,541)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.283%	$		300	$7	$(1)	$6	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		EUR	100	(1)	1	0	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2019	0.314	$		800	79	(51)	28	1	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920			1,750	(83)	90	7	1	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.833			5,000	424	(4)	420	0	(10)
Volkswagen International Finance NV	1.000	Quarterly	12/20/2020	0.398		EUR	300	8	(4)	4	0	0

								$434	$31	$465	$2	$(10)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$	11,397	$(755)	$(61)	$(816)	$0	$(25)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023		38,710	(2,112)	(530)	(2,642)	0	(140)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024		1,600	(96)	(13)	(109)	0	(7)
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023		106,990	(1,890)	(256)	(2,146)	0	(79)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		16,200	(267)	(52)	(319)	0	(19)

						$(5,120)	$(912)	$(6,032)	$0	$(270)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	970	$(36)	$20	$(16)	$1	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		5,100	(241)	63	(178)	6	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		30,500	(1,056)	(82)	(1,138)	38	0

						$(1,333)	$1	$(1,332)	$45	$0

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$		280,000	$2,668	$(10,321)	$(7,653)	$595	$0
Receive	3-Month USD-LIBOR	2.543	Semi-Annual	02/05/2024			11,900	0	(132)	(132)	25	0
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	02/05/2024			11,900	0	(136)	(136)	25	0
Receive	3-Month USD-LIBOR	2.559	Semi-Annual	02/05/2024			11,900	0	(141)	(141)	25	0
Receive	3-Month USD-LIBOR	2.571	Semi-Annual	02/05/2024			5,900	0	(73)	(73)	12	0
Receive	3-Month USD-LIBOR	2.580	Semi-Annual	02/05/2024			17,800	0	(229)	(229)	38	0
Receive	3-Month USD-LIBOR	2.605	Semi-Annual	02/05/2024			17,800	0	(250)	(250)	38	0
Receive	3-Month USD-LIBOR	2.607	Semi-Annual	02/05/2024			5,900	0	(83)	(83)	12	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2024			34,600	889	(1,473)	(584)	85	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026			219,900	(7,335)	(2,154)	(9,489)	523	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028			42,700	2,785	(2,532)	253	115	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028			41,000	(144)	(2,239)	(2,383)	106	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048			98,400	10,342	(8,556)	1,786	292	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048			62,000	330	(5,911)	(5,581)	208	0
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023		ZAR	18,500	(6)	12	6	0	(3)
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024			4,000	(2)	(7)	(9)	0	(1)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028			53,600	0	(47)	(47)	16	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		AUD	12,500	86	468	554	4	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027			80,900	1,624	3,127	4,751	20	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		EUR	11,400	(42)	(63)	(105)	23	0
Receive(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029			2,200	(20)	(30)	(50)	9	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		GBP	3,500	(25)	(91)	(116)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049			8,200	132	(510)	(378)	64	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028		JPY	2,170,000	22	(574)	(552)	0	(41)
Receive	6-Month JPY-LIBOR	0.351	Semi-Annual	02/08/2028			920,000	0	(231)	(231)	0	(18)
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028			740,000	47	(202)	(155)	0	(14)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028			4,280,000	293	(1,173)	(880)	0	(85)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028			840,000	14	(250)	(236)	0	(18)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028			840,000	(1)	(248)	(249)	0	(18)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029			24,060,000	(1,018)	(7,018)	(8,036)	0	(584)
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		MXN	25,400	(72)	6	(66)	0	(4)
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021			16,400	(43)	2	(41)	0	(3)
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021			8,100	2	(8)	(6)	0	(1)
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021			6,300	2	(6)	(4)	0	(1)
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021			6,700	(1)	(5)	(6)	0	(1)
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022			4,200	2	(4)	(2)	0	(1)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022			2,000	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022			3,400	0	0	0	0	(1)
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022			37,200	17	(14)	3	0	(6)
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023			10,400	0	(4)	(4)	0	(2)
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023			2,000	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023			1,400	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023			30,300	(7)	(4)	(11)	0	(5)
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023			3,400	0	0	0	0	(1)
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023			4,200	(1)	1	0	0	(1)
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026			2,700	(13)	(2)	(15)	0	(1)
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026			6,600	(30)	(5)	(35)	0	(1)
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027			6,900	11	(13)	(2)	0	(1)
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027			2,900	6	(6)	0	0	(1)
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027			4,900	7	(9)	(2)	0	(1)
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027			15,400	(17)	(25)	(42)	0	(3)
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027			31,500	(10)	(59)	(69)	0	(7)
Pay	28-Day MXN-TIIE	7.984	Lunar	12/10/2027			1,100	0	0	0	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027			100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027			18,500	(10)	12	2	4	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027			1,200	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.910	Lunar	12/30/2027			6,700	(5)	2	(3)	0	(1)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028			2,000	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028			5,400	0	0	0	0	(1)
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032			2,500	(6)	(7)	(13)	0	(1)
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037			800	3	1	4	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037			21,100	(44)	(76)	(120)	0	(5)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038			24,500	22	24	46	6	0

								$10,452	$(41,266)	$(30,814)	$2,245	$(832)

Total Swap Agreements								$4,433	$(42,146)	$(37,713)	$2,292	$(1,112)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	105

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$354	$2,292	$2,646	$0	$(1,541)	$(1,112)	$(2,653)

(n)

Securities with an aggregate market value of $25,665 and cash of $9,251 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	EUR	331,262		$378,096	$6,503	$0
	04/2019	RUB	480,531		7,344	24	0
	04/2019		$13	ARS	552	0	(1)
	06/2019		7,275	RUB	480,531	0	(26)

BPS	04/2019	ARS	61,811		$1,426	1	0
	04/2019	BRL	900		231	1	0
	04/2019		$1,594	ARS	69,656	21	(10)
	04/2019		1,133	AUD	1,598	2	0
	04/2019		240	BRL	900	0	(10)
	04/2019		7,278	RUB	480,531	42	0
	04/2019		16,756	TRY	91,259	0	(728)
	05/2019	ARS	61,811		$1,332	0	(26)
	05/2019	TRY	9,675		1,632	0	(26)
	05/2019		$273	ARS	11,918	0	(11)
	01/2020	BRL	900		$235	10	0

BRC	04/2019	JPY	5,617,312		50,813	129	0
	04/2019	MXN	378,676		19,908	440	0
	05/2019		$19,816	MXN	378,676	0	(441)

BSS	04/2019	BRL	5,914		$1,518	7	0
	04/2019		$1,518	BRL	5,914	0	(7)
	07/2019	BRL	178,000		$47,024	1,865	0

CBK	04/2019	ARS	24,842		573	15	0
	04/2019	EUR	9,776		11,102	135	0
	04/2019	GBP	5,164		6,805	79	0
	04/2019	JPY	350,900		3,171	0	(2)
	04/2019	TRY	5,942		1,029	0	(15)

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019		$1,185	GBP	891	$0	$(24)
	04/2019		50,924	JPY	5,617,312	0	(240)
	04/2019		19,537	MXN	378,676	0	(68)
	05/2019	JPY	5,617,312		$51,066	225	0
	06/2019		$3,233	MXN	63,751	8	0
	01/2020	BRL	189,800		$49,074	1,685	0

FBF	04/2019	ARS	333,834		8,409	710	0
	04/2019	CNH	752		107	0	(5)
	04/2019		$7,704	ARS	333,834	0	(6)

GLM	04/2019	ARS	284,497		$6,566	5	0
	04/2019	AUD	64,276		45,947	308	0
	04/2019	BRL	23,634		6,059	27	(5)
	04/2019	GBP	187,790		249,760	5,173	0
	04/2019		$6,541	ARS	284,497	28	(8)
	04/2019		44,429	AUD	62,678	76	0
	04/2019		6,090	BRL	23,634	0	(54)
	05/2019	ARS	278,020		$6,067	0	(40)
	05/2019	AUD	62,678		44,455	0	(77)
	05/2019	BRL	23,634		6,079	55	0
	05/2019	NZD	24,778		16,920	33	0
	05/2019		$1,861	RUB	124,655	26	0

HUS	04/2019	ARS	12,474		$293	6	0
	04/2019	PEN	6,027		1,809	0	(6)
	04/2019		$768	ARS	34,268	5	0
	04/2019		112	CNH	752	0	0
	04/2019		18,649	RUB	1,242,441	245	0
	05/2019		176	ARS	8,099	1	0
	06/2019	CNH	752		$112	0	0

JPM	04/2019	BRL	6,944		1,782	9	0
	04/2019	TRY	13,907		2,443	14	(14)
	04/2019		$1,856	BRL	6,944	0	(83)
	04/2019		5,495	EUR	4,845	0	(60)
	04/2019		16,863	MXN	327,277	0	(62)
	05/2019		13,044	JPY	1,431,400	0	(83)
	01/2020	BRL	7,300		$1,909	86	0

MSB	05/2019	ARS	58,824		1,386	90	0
	05/2019	TRY	6,453		1,081	0	(25)

SCX	04/2019	BRL	23,924		6,381	275	(5)
	04/2019		$6,139	BRL	23,924	0	(29)
	04/2019		254,270	GBP	192,063	0	(4,118)
	05/2019	GBP	192,063		$254,655	4,112	0
	06/2019		$2,468	IDR	35,225,182	0	(25)

SOG	04/2019		27,252	RUB	1,809,841	271	0
	05/2019	EUR	336,193		$377,995	0	(119)
	05/2019	TRY	3,354		568	0	(7)
	05/2019		$3,154	RUB	209,469	18	0

Total Forward Foreign Currency Contracts						$22,765	$(6,466)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150%	04/17/2019	26,100	$(27)	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	05/15/2019	7,400	(7)	0

BPS	Put - OTC CDX.HY-31 5-Year Index	Sell	100.000	06/19/2019	28,700	(132)	(50)
	Put - OTC CDX.HY-32 5-Year Index	Sell	100.000	06/19/2019	10,200	(32)	(22)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	7,200	(8)	0

CBK	Put - OTC CDX.HY-31 5-Year Index	Sell	100.000	04/17/2019	29,700	(111)	(1)
	Put - OTC CDX.HY-31 5-Year Index	Sell	101.000	05/15/2019	14,400	(45)	(14)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	7,400	(7)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	7,400	(7)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	54,300	(58)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	8,500	(9)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	9,100	(8)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	06/19/2019	57,300	(59)	(24)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	107

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FBF	Put - OTC CDX.HY-31 5-Year Index	Sell	101.000%	04/17/2019	7,100	$(17)	$(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	06/19/2019	86,600	(95)	(36)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	24,700	(25)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	11,600	(13)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	22,400	(21)	(7)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	10,600	(18)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	11,100	(21)	0

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	7,200	(13)	0

Total Written Options						$(733)	$(156)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2021	8.063%	$	400	$10	$(38)	$0	$(28)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		100	(2)	2	0	0
	New York State General Obligation Bonds, Series 2005	1.850	Quarterly	03/20/2021	0.079		1,900	0	67	67	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949		300	(12)	12	0	0

BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		3,100	(54)	43	0	(11)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		1,600	(26)	11	0	(15)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		900	11	(94)	0	(83)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.443		400	(19)	12	0	(7)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		100	(10)	8	0	(2)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949		3,500	(170)	176	6	0

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2019	2.374		150	2	(1)	1	0
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		947	26	(113)	0	(87)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751		1,300	(44)	(2)	0	(46)
	California State General Obligation Bonds, Series 2003	3.050	Quarterly	12/20/2020	0.060		6,000	0	313	313	0
	California State General Obligation Bonds, Series 2003	2.650	Quarterly	03/20/2021	0.066		1,800	210	(118)	92	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		900	(9)	6	0	(3)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.995		100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		8,400	(147)	68	0	(79)

DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		700	37	(102)	0	(65)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		600	(12)	10	0	(2)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		100	(9)	7	0	(2)

FBF	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.093		1,325	(51)	49	0	(2)
	Univision Communications, Inc.	5.000	Quarterly	09/20/2019	1.003		5,800	(638)	759	121	0

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		800	41	(115)	0	(74)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614		1,200	(41)	9	0	(32)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.973		1,100	(17)	19	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		3,600	(74)	61	0	(13)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.116		1,200	(219)	216	0	(3)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2022	1.280		1,400	(124)	112	0	(12)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949		3,900	(131)	137	6	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.267		100	(2)	1	0	(1)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		9,900	(161)	(2)	0	(163)
	South Africa Government International Bond	1.000	Quarterly	03/20/2020	0.830		2,000	(123)	127	4	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984		3,500	(149)	(13)	0	(162)
	Univision Communications, Inc.	5.000	Quarterly	09/20/2019	1.003		650	(72)	86	14	0

HUS	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		1,300	31	(151)	0	(120)
	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.609		28,500	45	18	63	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614		2,200	(70)	12	0	(58)

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Brazil Government International Bond	1.000%	Quarterly	06/20/2024	1.751%	$	4,800	$(140)	$(30)	$0	$(170)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		6,900	(101)	75	0	(26)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		9,300	(150)	62	0	(88)

JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		100	1	(10)	0	(9)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		5,000	(99)	80	0	(19)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		700	(11)	4	0	(7)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		300	(21)	18	0	(3)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	4.243		300	(52)	10	0	(42)

MYC	New York State General Obligation Bonds, Series 2005	1.950	Quarterly	12/20/2020	0.070		6,000	0	197	197	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.093		2,760	(90)	87	0	(3)

NGF	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		1,000	(13)	9	0	(4)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.163		11,900	(335)	262	0	(73)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.549		600	4	5	9	0

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	1.900		200	12	(2)	10	0

								$(2,969)	$2,360	$905	$(1,514)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
CBK	CDX.MCDX-30 5-Year Index	1.000%	Quarterly	06/20/2023	$	3,600	$89	$(7)	$82	$0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		5,400	(127)	155	28	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		14,000	(125)	153	28	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		5,800	(40)	14	0	(26)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		42,500	(338)	556	218	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		6,100	(33)	45	12	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		11,557	65	22	87	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		12,200	(458)	565	107	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,500	(79)	97	18	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		4,500	(27)	36	9	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		50,000	(177)	(50)	0	(227)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		5,200	(203)	249	46	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		12,100	7	55	62	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		42,400	(282)	368	86	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		15,700	(20)	(51)	0	(71)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		189,938	1,659	(235)	1,424	0

							$(89)	$1,972	$2,207	$(324)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$	400,000	$0	$4,694	$4,694	$0

Total Swap Agreements								$(3,058)	$9,026	$7,806	$(1,838)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	109

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$6,527	$0	$67	$6,594	$(27)	$0	$(28)	$(55)	$6,539	$(6,050)	$489
BPS	77	0	0	77	(811)	(72)	(26)	(909)	(832)	767	(65)
BRC	569	0	6	575	(441)	0	(92)	(533)	42	137	179
BSS	1,872	0	0	1,872	(7)	0	0	(7)	1,865	(2,500)	(635)
CBK	2,147	0	488	2,635	(349)	(40)	(215)	(604)	2,031	(2,506)	(475)
DUB	0	0	56	56	0	0	(69)	(69)	(13)	(110)	(123)
FBF	710	0	121	831	(11)	(37)	(28)	(76)	755	(740)	15
GLM	5,731	0	0	5,731	(184)	0	0	(184)	5,547	(5,090)	457
GST	0	0	450	450	0	(7)	(460)	(467)	(17)	(140)	(157)
HUS	257	0	63	320	(6)	0	(462)	(468)	(148)	0	(148)
JPM	109	0	0	109	(302)	0	(80)	(382)	(273)	0	(273)
MSB	90	0	0	90	(25)	0	0	(25)	65	0	65
MYC	0	0	4,964	4,964	0	0	(230)	(230)	4,734	(6,351)	(1,617)
NGF	0	0	9	9	0	0	(77)	(77)	(68)	255	187
SAL	0	0	1,572	1,572	0	0	(71)	(71)	1,501	(1,390)	111
SCX	4,387	0	0	4,387	(4,177)	0	0	(4,177)	210	(290)	(80)
SOG	289	0	0	289	(126)	0	0	(126)	163	(720)	(557)
UAG	0	0	10	10	0	0	0	0	10	0	10

Total Over the Counter	$22,765	$0	$7,806	$30,571	$(6,466)	$(156)	$(1,838)	$(8,460)

(p)

Securities with an aggregate market value of $1,159 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$354	$354
Swap Agreements	0	47	0	0	2,245	2,292

	$0	$47	$0	$0	$2,599	$2,646

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,765	$0	$22,765
Swap Agreements	0	3,112	0	0	4,694	7,806

	$0	$3,112	$0	$22,765	$4,694	$30,571

	$0	$3,159	$0	$22,765	$7,293	$33,217

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,541	$1,541
Swap Agreements	0	280	0	0	832	1,112

	$0	$280	$0	$0	$2,373	$2,653

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,466	$0	$6,466
Written Options	0	156	0	0	0	156
Swap Agreements	0	1,838	0	0	0	1,838

	$0	$1,994	$0	$6,466	$0	$8,460

	$0	$2,274	$0	$6,466	$2,373	$11,113

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,460	$9,460
Swap Agreements	0	(407)	0	0	1,811	1,404

	$0	$(407)	$0	$0	$11,271	$10,864

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$48,843	$0	$48,843
Written Options	0	1,846	0	31	743	2,620
Swap Agreements	0	4,263	0	0	5,342	9,605

	$0	$6,109	$0	$48,874	$6,085	$61,068

	$0	$5,702	$0	$48,874	$17,356	$71,932

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,687	$4,687
Swap Agreements	0	(824)	0	0	(39,019)	(39,843)

	$0	$(824)	$0	$0	$(34,332)	$(35,156)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,197	$0	$16,197
Written Options	0	578	0	(3)	0	575
Swap Agreements	0	189	0	0	4,694	4,883

	$0	$767	$0	$16,194	$4,694	$21,655

	$0	$(57)	$0	$16,194	$(29,638)	$(13,501)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	111

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$148,920	$23,834	$172,754
Corporate Bonds & Notes
Banking & Finance	0	985,068	714	985,782
Industrials	0	1,108,603	2,151	1,110,754
Utilities	0	156,076	0	156,076
Convertible Bonds & Notes
Industrials	0	284	0	284
Municipal Bonds & Notes
Illinois	0	756	0	756
Puerto Rico	0	565	0	565
Texas	0	965	0	965
U.S. Government Agencies	0	1,064,994	0	1,064,994
U.S. Treasury Obligations	0	170,557	0	170,557
Non-Agency Mortgage-Backed Securities	0	566,197	20,752	586,949
Asset-Backed Securities	0	908,986	8,791	917,777
Sovereign Issues	0	208,997	0	208,997
Common Stocks
Consumer Discretionary	307	0	0	307
Energy	0	0	2,289	2,289
Financials	0	0	0	0
Utilities	55	152	0	207
Preferred Securities
Banking & Finance	0	1,304	0	1,304
Short-Term Instruments
Certificates of Deposit	0	17,771	0	17,771
Commercial Paper	0	93,531	0	93,531
Repurchase Agreements	0	2,109	0	2,109
Argentina Treasury Bills	0	6,734	0	6,734

	$362	$5,442,569	$58,531	$5,501,462

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$267,381	$0	$0	$267,381

Total Investments	$267,743	$5,442,569	$58,531	$5,768,843

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(72,966)	$0	$(72,966)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	354	2,292	0	2,646
Over the counter	0	30,561	10	30,571

	$354	$32,853	$10	$33,217

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,541)	(1,112)	0	(2,653)
Over the counter	0	(8,460)	0	(8,460)

	$(1,541)	$(9,572)	$0	$(11,113)

Total Financial Derivative Instruments	$(1,187)	$23,281	$10	$22,104

Totals	$266,556	$5,392,884	$58,541	$5,717,981

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(2)
Investments in Securities, at Value
Loan Participations and Assignments	$17,361	$21,221	$(5,786)	$5	$(31)	$(205)	$3,736	$(12,467)	$23,834	$(161)
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	714	0	0	714	714
Industrials	2,617	0	(392)	0	0	(75)	1	0	2,151	(61)
Non-Agency Mortgage-Backed Securities	0	21,507	(1,271)	20	75	421	0	0	20,752	421
Asset-Backed Securities	286	11,100	(4,938)	(1)	(1)	(305)	2,650	0	8,791	(299)
Common Stocks
Energy	5,243	0	(153)	0	86	(2,887)	0	0	2,289	(2,195)
Financials	0	0	0	0	0	0	0	0	0	0

	$25,507	$53,828	$(12,540)	$24	$129	$(2,337)	$6,387	$(12,467)	$58,531	$(1,581)

Financial Derivative Instruments - Assets
Over the counter	$9	$0	$0	$0	$0	$1	$0	$0	$10	$1

Totals	$25,516	$53,828	$(12,540)	$24	$129	$(2,336)	$6,387	$(12,467)	$58,541	$(1,580)

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$201	Proxy Pricing	Base Price	100.212
	23,633	Third Party Vendor	Broker Quote	94.750-101.000
Corporate Bonds & Notes
Banking & Finance	714	Other Valuation Techniques(3)	—	—
Industrials	2,151	Proxy Pricing	Base Price	0.025-102.000
Non-Agency Mortgage-Backed Securities	20,752	Third Party Vendor	Broker Quote	95.170-101.614
Asset-Backed Securities	769	Other Valuation Techniques(3)	—	—
	8,022	Third Party Vendor	Broker Quote	100.104-101.250
Common Stocks
Energy	2,227	Reference Instrument	Liquidity Discount	23.400
	62	Other Valuation Techniques(3)	—	—
Financials	0	Other Valuation Techniques(3)	—	—

Financial Derivative Instruments - Assets
Over the counter	10	Indicative Market Quotation	Broker Quote	4.919

Total	$58,541

(1)

Net Purchases and Sales/Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	113

Schedule of Investments PIMCO Senior Floating Rate Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 93.2%

Acadia Healthcare Co., Inc.
4.999% (LIBOR03M + 2.500%) due 02/16/2023 ~	$2,758	$2,738

Advanced Disposal Services, Inc.
4.660% (LIBOR03M + 2.250%) due 11/10/2023 ~	1,432	1,426

AECOM Technology Corp.
4.249% (LIBOR03M + 1.750%) due 03/13/2025 ~	1,837	1,810

Agiliti Health, Inc.
5.500% (LIBOR03M + 3.000%) due 01/04/2026 «~	525	524

Aimbridge Acquisition Co., Inc.
6.239% (LIBOR03M + 3.750%) due 02/02/2026 «~	375	374

Alliant Holdings, Inc.
5.232% (LIBOR03M + 2.750%) due 05/09/2025 ~	1,767	1,705

Alpha BV
5.601% (LIBOR03M + 3.000%) due 01/31/2024 ~	1,900	1,864

Alphabet Holding Co., Inc.
5.999% (LIBOR03M + 3.500%) due 09/26/2024 ~	2,461	2,287

Altice Financing S.A.
5.234% (LIBOR03M + 2.750%) due 07/15/2025 ~	2,174	2,081

Altice France S.A.
6.484% (LIBOR03M + 4.000%) due 08/14/2026 ~	1,746	1,674

Altra Industrial Motion Corp.
4.499% (LIBOR03M + 2.000%) due 10/01/2025 ~	609	600

American Builders & Contractors Supply Co., Inc.
4.499% (LIBOR03M + 2.000%) due 10/31/2023 ~	1,543	1,504

American Renal Holdings, Inc.
5.749% (LIBOR03M + 3.250%) due 06/21/2024 «~	761	727

AmWINS Group, Inc.
5.243% - 5.249% (LIBOR03M + 2.750%) due 01/25/2024 ~	1,223	1,209

Ancestry.com Operations, Inc.
5.750% (LIBOR03M + 3.250%) due 10/19/2023 ~	1,933	1,924

Apergy Corp.
5.000% - 7.000% (LIBOR03M + 2.500%) due 05/09/2025 ~	520	515

Asurion LLC
5.499% (LIBOR03M + 3.000%) due 08/04/2022 ~	641	639
5.499% (LIBOR03M + 3.000%) due 11/03/2023 ~	1,636	1,629

Atlantic Aviation FBO, Inc.
6.250% (LIBOR03M + 3.750%) due 12/06/2025 «~	499	503

AURIS Luxembourg S.A.
TBD% due 02/27/2026	2,575	2,570

Avantor, Inc.
6.249% (LIBOR03M + 3.750%) due 11/21/2024 ~	1,378	1,383

Avaya, Inc.
6.734% - 6.849% (LIBOR03M + 4.250%) due 12/15/2024 ~	2,879	2,870

Avolon Holdings Ltd.
4.488% (LIBOR03M + 2.000%) due 01/15/2025 ~	2,153	2,139

Axalta Coating Systems U.S. Holdings, Inc.
4.351% (LIBOR03M + 1.750%) due 06/01/2024 ~	1,051	1,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

B.C. Unlimited Liability Co.
4.749% (LIBOR03M + 2.250%) due 02/16/2024 ~	$1,237	$1,218

Banff Merger Sub, Inc.
6.851% (LIBOR03M + 4.250%) due 10/02/2025 ~	2,206	2,165

Bausch Health Cos., Inc.
5.231% (LIBOR03M + 2.750%) due 11/27/2025 ~	451	447

Beacon Roofing Supply, Inc.
4.749% (LIBOR03M + 2.250%) due 01/02/2025 ~	1,182	1,153

Belron Finance U.S. LLC
4.989% (LIBOR03M + 2.250%) due 11/07/2024 «~	1,070	1,058

Berry Global, Inc.
4.610% (LIBOR03M + 2.000%) due 10/01/2022 ~	630	627

Blackhawk Network Holdings, Inc.
5.499% (LIBOR03M + 3.000%) due 06/15/2025 ~	1,680	1,653

Boyd Gaming Corp.
4.658% (LIBOR03M + 2.250%) due 09/15/2023 ~	1,957	1,939

Bracket Intermediate Holding Corp.
6.732% (LIBOR03M + 4.250%) due 09/05/2025 «~	423	421

Brand Energy & Infrastructure Services, Inc.
6.851% - 7.011% (LIBOR03M + 4.250%) due 06/21/2024 ~	2,130	2,050

Brookfield Retail Holdings
4.996% (LIBOR03M + 2.500%) due 08/27/2025 ~	2,488	2,402

BWAY Holding Co.
6.033% (LIBOR03M + 3.250%) due 04/03/2024 ~	1,686	1,648

Cabot Microelectronics Corp.
4.750% (LIBOR03M + 2.250%) due 11/14/2025 «~	310	310

Caesars Entertainment Operating Co.
4.499% (LIBOR03M + 2.000%) due 10/06/2024 ~	2,066	2,021

Caesars Resort Collection LLC
5.249% (LIBOR03M + 2.750%) due 12/22/2024 ~	1,921	1,902

California Resources Corp.
7.246% (LIBOR03M + 4.750%) due 12/31/2022 ~	2,400	2,364

Camelot UK Holdco Ltd.
5.746% (LIBOR03M + 3.250%) due 10/03/2023 ~	1,368	1,361

Carbonite, Inc.
TBD% due 03/26/2026	500	497

Catalent Pharma Solutions, Inc.
4.749% (LIBOR03M + 2.250%) due 05/20/2024 ~	1,109	1,106

CBS Radio, Inc.
5.249% (LIBOR03M + 2.750%) due 11/18/2024 ~	602	587

CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~	2,122	2,080

Change Healthcare Holdings, Inc.
5.249% (LIBOR03M + 2.750%) due 03/01/2024 ~	1,907	1,883

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~	2,575	2,561

Chobani LLC
5.999% (LIBOR03M + 3.500%) due 10/10/2023 ~	2,811	2,693

Ciena Corp.
4.488% (LIBOR03M + 2.000%) due 09/26/2025 ~	574	573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citadel Securities LP
5.999% (LIBOR03M + 3.500%) due 02/22/2026 «~	$1,500	$1,502

CityCenter Holdings LLC
4.749% (LIBOR03M + 2.250%) due 04/18/2024 ~	1,835	1,801

Civitas Solutions, Inc.
6.750% (LIBOR03M + 4.250%) due 03/09/2026 ~	1,575	1,575

Clark Equipment Co.
4.601% (LIBOR03M + 2.000%) due 05/18/2024 ~	1,836	1,803

Cogeco Communications (U.S.A.) LP
4.874% (LIBOR03M + 2.375%) due 01/03/2025 ~	995	981

Cohu, Inc.
5.601% (LIBOR03M + 3.000%) due 09/20/2025 «~	1,766	1,713

Colorado Buyer, Inc.
5.600% (LIBOR03M + 3.000%) due 05/01/2024 ~	1,761	1,710

CommScope, Inc.
TBD% due 02/06/2026	2,600	2,605

Core & Main LP
5.626% (LIBOR03M + 3.000%) due 08/01/2024 «~	1,796	1,784

Cortes NP Acquisition Corp.
6.629% (LIBOR03M + 4.000%) due 11/30/2023 ~	1,868	1,760

CPG International, Inc.
6.633% (LIBOR03M + 3.750%) due 05/05/2024 «~	2,684	2,664

Crown Americas LLC
4.484% (LIBOR03M + 2.000%) due 04/03/2025 ~	993	997

DaVita HealthCare Partners, Inc.
5.249% (LIBOR03M + 2.750%) due 06/24/2021 ~	595	596

Delek U.S. Holdings, Inc.
4.749% (LIBOR03M + 2.250%) due 03/31/2025 «~	473	469

Dell International LLC
4.500% (LIBOR03M + 2.000%) due 09/07/2023 ~	2,261	2,238

Delta 2 (LUX) SARL
4.999% (LIBOR03M + 2.500%) due 02/01/2024 «~	2,062	1,985

Diamond (BC) BV
5.744% (LIBOR03M + 3.000%) due 09/06/2024 ~	2,209	2,118

Diamond Resorts Corp.
6.249% (LIBOR03M + 3.750%) due 09/02/2023 «~	2,173	2,059

Discoverorg LLC
7.236% (LIBOR03M + 4.500%) due 02/02/2026 «~	1,775	1,755

Dun & Bradstreet Corp.
7.490% (LIBOR03M + 5.000%) due 02/08/2026 ~	900	894

Dynatrace LLC
5.749% (LIBOR03M + 3.250%) due 08/22/2025 ~	399	398

Eldorado Resorts LLC
4.875% (LIBOR03M + 2.250%) due 04/17/2024 «~	2,674	2,647

Endo Luxembourg Finance Co. SARL
6.750% (LIBOR03M + 4.250%) due 04/29/2024 ~	2,616	2,577

Energizer Holdings, Inc.
4.734% (LIBOR03M + 2.250%) due 12/17/2025 ~	1,075	1,066

Envision Healthcare Corp.
6.249% (LIBOR03M + 3.750%) due 10/10/2025 ~	2,095	1,963

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ESH Hospitality, Inc.
4.499% (LIBOR03M + 2.000%) due 08/30/2023 ~	$1,831	$1,818

EWT Holdings Corp.
5.499% (LIBOR03M + 3.000%) due 12/20/2024 «~	1,972	1,952

Filtration Group Corp.
5.499% (LIBOR03M + 3.000%) due 03/29/2025 ~	1,216	1,208

Financial & Risk U.S. Holdings, Inc.
6.249% (LIBOR03M + 3.750%) due 10/01/2025 ~	2,544	2,472

First Data Corp.
4.486% (LIBOR03M + 2.000%) due 07/08/2022 ~	1,179	1,177
4.486% (LIBOR03M + 2.000%) due 04/26/2024 ~	1,517	1,514

Flex Acquisition Co., Inc.
5.739% - 5.876% (LIBOR03M + 3.250%) due 06/29/2025 ~	2,264	2,201

Flying Fortress, Inc.
4.351% (LIBOR03M + 1.750%) due 10/30/2022 ~	600	599

Forest City Enterprises, L.P.
6.481% (LIBOR03M + 4.000%) due 12/07/2025 «~	773	778

Fortress Investment Group LLC
4.499% (LIBOR03M + 2.000%) due 12/27/2022 ~	1,443	1,433

Franklin Square Holdings LP
5.000% (LIBOR03M + 2.500%) due 08/01/2025 «~	1,047	1,045

Freedom Mortgage Corp.
7.249% (LIBOR03M + 4.750%) due 02/23/2022 «~	1,055	1,058

FrontDoor, Inc.
5.000% (LIBOR03M + 2.500%) due 08/14/2025 «~	672	670

Gardner Denver, Inc.
5.249% (LIBOR03M + 2.750%) due 07/30/2024 ~	962	962

Gates Global LLC
5.249% (LIBOR03M + 2.750%) due 04/01/2024 ~	2,418	2,396

Gentiva Health Services, Inc.
6.250% (LIBOR03M + 3.750%) due 07/02/2025 ~	1,256	1,255

Getty Images, Inc.
7.000% (LIBOR03M + 4.500%) due 02/19/2026 ~	755	752

GFL Environmental, Inc.
5.499% (LIBOR03M + 3.000%) due 05/30/2025 ~	104	101

Global Medical Response, Inc.
5.739% (LIBOR03M + 3.250%) due 04/28/2022 ~	1,771	1,669

GlobalLogic Holdings, Inc.
TBD% due 08/01/2025 «µ	156	156
TBD% (LIBOR03M + 3.250%) due 08/01/2025 «~	1,091	1,087

GoodRx, Inc.
5.489% (LIBOR03M + 3.000%) due 10/10/2025 ~	623	618

Granite Acquisition, Inc.
6.101% (LIBOR03M + 3.500%) due 12/19/2021 ~	79	79
6.303% (LIBOR03M + 3.500%) due 12/19/2021 ~	1,895	1,895

Gray Television, Inc.
4.982% (LIBOR03M + 2.500%) due 01/02/2026 ~	898	890

Greatbatch Ltd.
5.490% (LIBOR03M + 3.000%) due 10/27/2022 ~	672	672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenhill & Co., Inc.
6.232% - 6.336% (LIBOR03M + 3.750%) due 10/12/2022 «~	$453	$457

Grifols Worldwide Operations USA, Inc.
4.660% (LIBOR03M + 2.250%) due 01/31/2025 ~	2,358	2,345

GYP Holdings Corp.
5.249% (LIBOR03M + 2.750%) due 06/01/2025 ~	1,206	1,173

H.B. Fuller Co.
4.488% (LIBOR03M + 2.000%) due 10/20/2024 ~	1,122	1,101

HCA, Inc.
4.499% (LIBOR03M + 2.000%) due 03/13/2025 ~	1,798	1,798

Hearthside Food Solutions LLC
6.186% (LIBOR03M + 3.688%) due 05/23/2025 ~	2,098	2,045

Hub International Ltd.
5.309% - 5.515% (LIBOR03M + 2.750%) due 04/25/2025 ~	1,299	1,258

Immucor, Inc.
7.601% (LIBOR03M + 5.000%) due 06/15/2021 ~	2,132	2,131

Ineos U.S. Finance LLC
4.499% (LIBOR03M + 2.000%) due 03/31/2024 ~	1,218	1,197

Informatica LLC
5.749% (LIBOR03M + 3.250%) due 08/05/2022 ~	1,479	1,478

Innovative Water Care Global Corp.
7.601% (LIBOR03M + 5.000%) due 02/20/2026 ~	1,125	1,079

Intelsat Jackson Holdings S.A.
6.240% (LIBOR03M + 3.750%) due 11/27/2023 ~	2,044	2,009
6.625% due 01/02/2024	850	850

ION Media Networks, Inc.
5.250% (LIBOR03M + 2.750%) due 12/18/2020 «~	843	841

IRB Holding Corp.
5.739% (LIBOR03M + 3.250%) due 02/05/2025 ~	2,659	2,598

Jacobs Douwe Egberts B.V.
4.500% (LIBOR03M + 2.000%) due 11/01/2025 ~	1,006	1,000

Jaguar Holding Co.
4.999% (LIBOR03M + 2.500%) due 08/18/2022 ~	766	759

Jefferies Finance LLC
5.313% (LIBOR03M + 2.500%) due 08/02/2024 «~	2,108	2,077

Jeld Wen, Inc.
4.601% (LIBOR03M + 2.000%) due 12/14/2024 ~	393	388

KAR Auction Services, Inc.
4.875% (LIBOR03M + 2.250%) due 03/11/2021 ~	289	288
5.125% (LIBOR03M + 2.500%) due 03/09/2023 ~	786	783

KFC Holding Co.
4.232% (LIBOR03M + 1.750%) due 04/03/2025 ~	1,572	1,563

KIK Custom Products, Inc.
6.496% (LIBOR03M + 4.000%) due 05/15/2023 ~	475	450

Kinetic Concepts, Inc.
5.851% (LIBOR03M + 3.250%) due 02/02/2024 ~	2,181	2,170

Klockner-Pentaplast of America, Inc.
6.749% (LIBOR03M + 4.250%) due 06/30/2022 ~	397	351

Kronos, Inc.
5.736% (LIBOR03M + 3.000%) due 11/01/2023 ~	1,336	1,324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Las Vegas Sands LLC
4.249% (LIBOR03M + 1.750%) due 03/27/2025 ~		$174	$171

Level 3 Financing, Inc.
4.736% (LIBOR03M + 2.250%) due 02/22/2024 ~		1,175	1,163

Life Time, Inc.
5.379% (LIBOR03M + 2.750%) due 06/10/2022 ~		2,678	2,649

Lucid Energy Group LLC
5.486% (LIBOR03M + 3.000%) due 02/17/2025 ~		697	662

MA FinanceCo. LLC
4.999% (LIBOR03M + 2.500%) due 06/21/2024 ~		355	346

Mallinckrodt International Finance S.A.
5.351% (LIBOR03M + 2.750%) due 09/24/2024 ~		1,917	1,793
5.693% (LIBOR03M + 3.000%) due 02/24/2025 ~		605	571

Marriott Ownership Resorts, Inc.
4.749% (LIBOR03M + 2.250%) due 08/29/2025 ~		549	547

McAfee LLC
6.249% (LIBOR03M + 3.750%) due 09/30/2024 ~		2,039	2,036

Meredith Corp.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~		459	459

Messer Industrie GmbH
TBD% due 03/01/2026		700	688
TBD% due 03/02/2026	EUR	1,000	1,119

MGM Growth Properties Operating Partnership LP
4.499% (LIBOR03M + 2.000%) due 03/21/2025 ~		$1,079	1,065

MH Sub LLC
6.236% (LIBOR03M + 3.750%) due 09/13/2024 ~		1,389	1,372
9.986% (LIBOR03M + 7.500%) due 09/15/2025 ~		550	543

Microchip Technology, Inc.
4.500% (LIBOR03M + 2.000%) due 05/29/2025 ~		1,004	994

Midas Intermediate Holdco LLC
5.351% (LIBOR03M + 2.750%) due 08/18/2021 ~		1,046	1,020

Mission Broadcasting, Inc.
4.739% (LIBOR03M + 2.250%) due 01/17/2024 ~		307	300

MKS Instruments, Inc.
4.739% (LIBOR03M + 2.250%) due 02/02/2026 ~		1,125	1,125

MPH Acquisition Holdings LLC
5.351% (LIBOR03M + 2.750%) due 06/07/2023 ~		1,453	1,451

MTN Infrastructure TopCo., Inc.
5.499% (LIBOR03M + 3.000%) due 11/15/2024 ~		2,370	2,353

NCI Building Systems, Inc.
6.547% (LIBOR03M + 3.750%) due 04/12/2025 «~		2,506	2,393

NEP Group ,Inc.
5.749% (LIBOR03M + 3.250%) due 10/20/2025 ~		648	644

Nexstar Broadcasting, Inc.
4.746% (LIBOR03M + 2.250%) due 01/17/2024 ~		1,667	1,632

NFP Corp.
5.499% (LIBOR03M + 3.000%) due 01/08/2024 ~		1,911	1,845

NorthRiver Midstream Finance LP
6.047% (LIBOR03M + 3.250%) due 10/01/2025 ~		746	745

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	115

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Numericable Group S.A.
5.249% (LIBOR03M + 2.750%) due 07/31/2025 ~	$2,210	$2,066

Onex TSG Holdings Corp.
6.499% (LIBOR03M + 4.000%) due 07/31/2022 ~	2,003	1,978

Ortho-Clinical Diagnostics S.A.
5.749% (LIBOR03M + 3.250%) due 06/30/2025 ~	1,553	1,498

Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ	3,825	3,833

Panther BF Aggregator LP
TBD% due 03/18/2026 «	1,325	1,312

Parexel International Corp.
5.249% (LIBOR03M + 2.750%) due 09/27/2024 ~	1,430	1,381

Party City Holdings, Inc.
5.000% (LIBOR03M + 2.500%) due 08/19/2022 ~	654	650

Penn National Gaming, Inc.
4.749% (LIBOR03M + 2.250%) due 10/15/2025 ~	549	543

Petco Animal Supplies, Inc.
5.994% (LIBOR03M + 3.250%) due 01/26/2023 ~	1,358	1,044

PetSmart, Inc.
5.490% (LIBOR03M + 3.000%) due 03/11/2022 ~	1,568	1,411

Phoenix Guarantor, Inc.
TBD% due 02/12/2026 µ	179	177
6.982% (LIBOR03M + 4.500%) due 02/08/2026 ~	1,971	1,945

Plantronics, Inc.
4.999% (LIBOR03M + 2.500%) due 07/02/2025 «~	1,493	1,469

Platform Speciality
4.749% (LIBOR03M + 2.250%) due 01/30/2026 ~	748	743

Playa Resorts Holding BV
5.250% (LIBOR03M + 2.750%) due 04/29/2024 ~	1,624	1,564

Post Holdings, Inc.
4.490% (LIBOR03M + 2.000%) due 05/24/2024 ~	625	621

PQ Corp.
5.244% (LIBOR03M + 2.500%) due 02/08/2025 ~	774	767

Prestige Brands, Inc.
4.499% (LIBOR03M + 2.000%) due 01/26/2024 ~	452	448

Prime Security Services Borrower LLC
5.249% (LIBOR03M + 2.750%) due 05/02/2022 ~	1,151	1,141

Quikrete Holdings, Inc.
5.249% (LIBOR03M + 2.750%) due 11/15/2023 ~	1,943	1,894

Rackspace Hosting, Inc.
5.738% (LIBOR03M + 3.000%) due 11/03/2023 ~	2,176	2,043

Red Ventures LLC
5.499% (LIBOR03M + 3.000%) due 11/08/2024 ~	1,759	1,749

Refresco Group BV
5.934% (LIBOR03M + 3.250%) due 03/28/2025 «~	1,158	1,150

RegionalCare Hospital Partners Holdings, Inc.
6.982% (LIBOR03M + 4.500%) due 11/16/2025 ~	2,219	2,201

Revspring, Inc.
6.749% (LIBOR03M + 4.250%) due 10/11/2025 «~	499	494

Rexnord LLC
4.499% (LIBOR03M + 2.000%) due 08/21/2024 ~	461	457

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reynolds Group Holdings, Inc.
5.249% (LIBOR03M + 2.750%) due 02/05/2023 ~	$1,628	$1,611

SBA Senior Finance LLC
4.500% (LIBOR03M + 2.000%) due 04/11/2025 ~	2,017	1,977

Science Applications International Corp.
4.249% (LIBOR03M + 1.750%) due 10/31/2025 ~	1,845	1,821

Scientific Games International, Inc.
5.249% - 5.329% (LIBOR03M + 2.750%) due 08/14/2024 ~	2,634	2,566

Seattle Spinco, Inc.
4.999% (LIBOR03M + 2.500%) due 06/21/2024 ~	2,399	2,335

Sedgwick Claims Management Services, Inc.
5.749% (LIBOR03M + 3.250%) due 12/31/2025 ~	299	294

Sequa Mezzanine Holdings LLC
7.776% (LIBOR03M + 5.000%) due 11/28/2021 ~	1,542	1,513
11.751% (LIBOR03M + 9.000%) due 04/28/2022 «~	474	465

Serta Simmons Bedding LLC
5.981% - 5.989% (LIBOR03M + 3.500%) due 11/08/2023 ~	566	421

Sigma Bidco BV
5.603% (LIBOR03M + 3.000%) due 07/02/2025 ~	2,412	2,350

Sinclair Television Group, Inc.
4.750% (LIBOR03M + 2.250%) due 01/03/2024 ~	2,165	2,149

SolarWinds Holdings, Inc.
5.249% (LIBOR03M + 2.750%) due 02/05/2024 ~	1,527	1,513

Sotera Health Holdings LLC
5.499% (LIBOR03M + 3.000%) due 05/15/2022 ~	1,449	1,423

Sprint Communications, Inc.
5.000% (LIBOR03M + 2.500%) due 02/02/2024 ~	2,059	2,001
5.500% (LIBOR03M + 3.000%) due 02/02/2024 ~	748	735

SS&C Technologies Holdings Europe SARL
4.749% (LIBOR03M + 2.250%) due 04/16/2025 ~	371	368

SS&C Technologies, Inc.
4.749% (LIBOR03M + 2.250%) due 04/16/2025 ~	506	502

Starfruit Finco BV
5.740% (LIBOR03M + 3.250%) due 10/01/2025 ~	1,800	1,777

Stars Group Holdings BV
6.101% (LIBOR03M + 3.500%) due 07/10/2025 ~	801	801

Station Casinos LLC
5.000% (LIBOR03M + 2.500%) due 06/08/2023 ~	1,635	1,621

Syneos Health, Inc.
4.499% (LIBOR03M + 2.000%) due 08/01/2024 ~	797	792

Syniverse Holdings, Inc.
7.484% (LIBOR03M + 5.000%) due 03/09/2023 ~	1,091	1,002

Team Health Holdings, Inc.
5.249% (LIBOR03M + 2.750%) due 02/06/2024 ~	1,935	1,725

Telesat Canada
5.110% (LIBOR03M + 2.500%) due 11/17/2023 ~	1,162	1,149

Tempo Acquisition LLC
5.499% (LIBOR03M + 3.000%) due 05/01/2024 ~	2,045	2,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Terex Corp.
5.249% (LIBOR03M + 2.750%) due 01/31/2024 ~	$300	$300

TEX Operations Co. LLC
4.499% (LIBOR03M + 2.000%) due 08/04/2023 ~	2,225	2,218

TI Group Automotive Systems LLC
4.999% (LIBOR03M + 2.500%) due 06/30/2022 ~	1,926	1,901

Tivity Health, Inc.
7.749% (LIBOR03M + 5.250%) due 03/05/2026 ~	596	584

Trans Union LLC
4.499% (LIBOR03M + 2.000%) due 04/10/2023 ~	1,270	1,261
4.499% (LIBOR03M + 2.000%) due 06/19/2025 ~	1,190	1,176

TransDigm, Inc.
4.999% (LIBOR03M + 2.500%) due 06/09/2023 ~	2,100	2,053

Traverse Midstream Partners LLC
6.500% (LIBOR03M + 4.000%) due 09/27/2024 ~	1,332	1,333

Tronox Blocked Borrower LLC
5.499% (LIBOR03M + 3.000%) due 09/23/2024 ~	387	386

Tronox Finance LLC
5.499% (LIBOR03M + 3.000%) due 09/23/2024 ~	835	833

Truck Hero, Inc.
6.249% (LIBOR03M + 3.750%) due 04/21/2024 ~	1,332	1,284

U.S. Foods, Inc.
4.499% (LIBOR03M + 2.000%) due 06/27/2023 ~	573	567

Unitymedia Finance LLC
4.734% (LIBOR03M + 2.250%) due 09/30/2025 ~	1,200	1,190

Univar, Inc.
4.749% (LIBOR03M + 2.250%) due 07/01/2024 ~	1,237	1,225

Univision Communications, Inc.
5.249% (LIBOR03M + 2.750%) due 03/15/2024 ~	2,278	2,152

USI, Inc.
5.601% (LIBOR03M + 3.000%) due 05/16/2024 ~	2,563	2,480

USS Ultimate Holdings, Inc.
6.249% (LIBOR03M + 3.750%) due 08/25/2024 ~	2,050	2,034

Utility One Source LP
7.986% - 7.999% (LIBOR03M + 5.500%) due 04/18/2023 «~	2,221	2,232

Valeant Pharmaceuticals International, Inc.
5.481% (LIBOR03M + 3.000%) due 06/02/2025 ~	1,942	1,931

Verifone Systems, Inc.
6.683% (LIBOR03M + 4.000%) due 08/20/2025 ~	2,020	1,991

Verscend Holding Corp.
6.999% (LIBOR03M + 4.500%) due 08/24/2025 ~	547	543

VFH Parent LLC
6.126% (LIBOR03M + 3.500%) due 01/30/2026 ~	2,129	2,135

Virgin Media Bristol LLC
4.984% (LIBOR03M + 2.500%) due 01/15/2026 ~	525	520

Wand NewCo 3, Inc.
5.982% (LIBOR03M + 3.500%) due 02/05/2026 ~	1,725	1,729

WeddingWire, Inc.
6.987% (LIBOR03M + 4.500%) due 12/21/2025 «~	623	622

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Welbilt, Inc.
4.999% (LIBOR03M + 2.500%) due 10/23/2025 ~	$1,615	$1,583

WEX, Inc.
4.749% (LIBOR03M + 2.250%) due 06/30/2023 ~	1,223	1,214

Wilsonart LLC
5.860% (LIBOR03M + 3.250%) due 12/19/2023 ~	2,244	2,183

Wyndham Destinations, Inc.
4.749% (LIBOR03M + 2.250%) due 05/30/2025 ~	995	986

Xerox Business Services LLC
4.999% (LIBOR03M + 2.500%) due 12/07/2023 ~	1,543	1,534

XPO Logistics, Inc.
4.499% (LIBOR03M + 2.000%) due 02/24/2025 ~	1,870	1,839

Ziggo Secured Finance Partnership
4.984% (LIBOR03M + 2.500%) due 04/15/2025 ~	1,525	1,488

Total Loan Participations and Assignments (Cost $327,761)		322,785

CORPORATE BONDS & NOTES 1.8%

BANKING & FINANCE 0.4%

CIT Group, Inc.
5.800% due 06/15/2022 •(c)	700	694

Jefferies Finance LLC
7.250% due 08/15/2024	200	198

Stearns Holdings LLC
9.375% due 08/15/2020	722	679

		1,571

INDUSTRIALS 1.3%

Ascend Learning LLC
6.875% due 08/01/2025	200	199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BC ULC
5.000% due 10/15/2025	$250	$248

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	250	266

Community Health Systems, Inc.
6.250% due 03/31/2023	100	94
8.000% due 03/15/2026	1,125	1,079

DISH DBS Corp.
5.875% due 07/15/2022	300	291

Energizer Holdings, Inc.
7.750% due 01/15/2027	25	27

Greif, Inc.
6.500% due 03/01/2027	100	103

Gulfport Energy Corp.
6.000% due 10/15/2024	125	114
6.375% due 05/15/2025	125	114

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026	200	203

Jeld-Wen, Inc.
4.625% due 12/15/2025	125	119

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026	100	105

Matterhorn Merger Sub LLC
8.500% due 06/01/2026	250	218

Murphy Oil USA, Inc.
6.000% due 08/15/2023	250	257

SS&C Technologies, Inc.
5.500% due 09/30/2027	500	506

Standard Industries, Inc.
5.375% due 11/15/2024	300	309

Star Merger Sub, Inc.
6.875% due 08/15/2026	125	128

		4,380

UTILITIES 0.1%

Blue Racer Midstream LLC
6.125% due 11/15/2022	200	204

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Targa Resources Partners LP
6.500% due 07/15/2027	$175	$189

		393

Total Corporate Bonds & Notes (Cost $6,422)		6,344

SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
2.412% due 04/11/2019 (a)(b)	338	338

Total Short-Term Instruments (Cost $338)		338

Total Investments in Securities (Cost $334,521)		329,467

	SHARES
INVESTMENTS IN AFFILIATES 7.0%

SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%

PIMCO Short-Term Floating NAV Portfolio III	2,444,881	24,177

Total Short-Term Instruments (Cost $24,164)		24,177

Total Investments in Affiliates (Cost $24,164)		24,177

Total Investments 102.1% (Cost $358,685)		$353,644

Financial Derivative Instruments (d)(e) 0.2% (Cost or Premiums, net $808)		757

Other Assets and Liabilities, net (2.3)%		(8,162)

Net Assets 100.0%		$346,239

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(301) at a weighted average interest rate of 2.191%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-28 5-Year Index	5.000%	Quarterly	06/20/2022	$11,422	$837	$(45)	$792	$25	$0

Total Swap Agreements					$837	$(45)	$792	$25	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	117

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$25	$25	$0	$0	$0	$0

Cash of $849 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2019		$2,088	EUR	1,851	$0	$(11)

JPM	04/2019	EUR	1,521		$1,734	28	0

Total Forward Foreign Currency Contracts						$28	$(11)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	$10,900	$(29)	$744	$715	$0

Total Swap Agreements								$(29)	$744	$715	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
GLM	$0	$0	$0	$0	$(11)	$0	$0	$(11)	$(11)	$0	$(11)
JPM	28	0	715	743	0	0	0	0	743	(550)	193

Total Over the Counter	$28	$0	$715	$743	$(11)	$0	$0	$(11)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$25	$0	$0	$0	$25

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28	$0	$28
Swap Agreements	0	0	0	0	715	715

	$0	$0	$0	$28	$715	$743

	$0	$25	$0	$28	$715	$768

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11	$0	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,736	$0	$0	$52	$2,788

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,155	$0	$1,155
Swap Agreements	0	0	0	0	1,891	1,891

	$0	$0	$0	$1,155	$1,891	$3,046

	$0	$2,736	$0	$1,155	$1,943	$5,834

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(221)	$0	$0	$0	$(221)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(45)	$0	$(45)
Swap Agreements	0	0	0	0	1,071	1,071

	$0	$0	$0	$(45)	$1,071	$1,026

	$0	$(221)	$0	$(45)	$1,071	$805

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	119

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$282,032	$40,753	$322,785
Corporate Bonds & Notes
Banking & Finance	0	1,571	0	1,571
Industrials	0	4,380	0	4,380
Utilities	0	393	0	393
Short-Term Instruments
U.S. Treasury Bills	0	338	0	338

	$0	$288,714	$40,753	$329,467

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,177	$0	$0	$24,177

Total Investments	$24,177	$288,714	$40,753	$353,644

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$25	$0	$25
Over the counter	0	743	0	743

	$0	$768	$0	$768

Financial Derivative Instruments - Liabilities
Over the counter	0	(11)	0	(11)

Total Financial Derivative Instruments	$0	$757	$0	$757

Totals	$24,177	$289,471	$40,753	$354,401

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$47,950	$46,364	$(65,759)	$34	$119	$(674)	$15,141	$(2,422)	$40,753	$(309)

Totals	$47,950	$46,364	$(65,759)	$34	$119	$(674)	$15,141	$(2,422)	$40,753	$(309)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$40,753	Third Party Vendor	Broker Quote	94.750-101.000

Total	$40,753

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

CORPORATE BONDS & NOTES 85.4%

BANKING & FINANCE 80.6%

Abanca Corp. Bancaria S.A.
6.125% due 01/18/2029 •	EUR	1,500	$1,695
7.500% due 10/02/2023 •(d)(e)		1,400	1,547

American International Group, Inc.
5.750% due 04/01/2048 •		$4,900	4,783

Australia & New Zealand Banking Group Ltd.
6.750% due 06/15/2026 •(d)(e)		3,450	3,656

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(d)(e)	EUR	7,200	7,864
8.875% due 04/14/2021 •(d)(e)		6,000	7,418

Banco Santander S.A.
4.750% due 03/19/2025 •(d)(e)		7,800	7,623
6.250% due 09/11/2021 •(d)(e)		10,300	11,869

Bank of America Corp.
5.875% due 03/15/2028 •(d)		$10,300	10,466
6.100% due 03/17/2025 •(d)		5,100	5,401

Bankia S.A.
3.750% due 02/15/2029 •	EUR	1,100	1,240
6.375% due 09/19/2023 •(d)(e)		7,200	7,925

Barclays Bank PLC
7.625% due 11/21/2022 (e)		$7,300	7,943

Barclays PLC
7.250% due 03/15/2023 •(d)(e)	GBP	2,700	3,638
7.750% due 09/15/2023 •(d)(e)		$6,000	6,014
8.000% due 06/15/2024 •(d)(e)		3,900	3,993

BNP Paribas S.A.
4.705% due 01/10/2025 •		2,000	2,081
7.000% due 08/16/2028 •(d)(e)		11,000	11,009

Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(d)		2,000	1,845

CaixaBank S.A.
2.375% due 02/01/2024	EUR	1,800	2,107
5.250% due 03/23/2026 •(d)(e)		3,000	2,954
6.750% due 06/13/2024 •(d)(e)		1,000	1,168

Charles Schwab Corp.
5.000% due 12/01/2027 •(d)		$7,875	7,414

Citigroup, Inc.
6.300% due 05/15/2024 •(d)		7,000	7,127

Citizens Financial Group, Inc.
6.375% due 04/06/2024 •(d)		5,800	5,794

Cooperatieve Rabobank UA
4.625% due 12/29/2025 •(d)(e)	EUR	13,600	15,522

Credit Agricole S.A.
7.500% due 06/23/2026 •(d)(e)	GBP	4,700	6,684

Credit Suisse Group AG
7.250% due 09/12/2025 •(d)(e)		$5,800	5,830
7.500% due 07/17/2023 •(d)(e)		8,000	8,235
7.500% due 12/11/2023 •(d)		1,600	1,695
7.500% due 12/11/2023 •(d)(e)		400	424

CYBG PLC
7.875% due 12/14/2028 •	GBP	900	1,266

Danske Bank A/S
7.000% due 06/26/2025 •(d)(e)		$5,000	4,749

Deutsche Bank AG
1.625% due 02/12/2021	EUR	200	227
2.625% due 02/12/2026		1,000	1,151
3.875% due 02/12/2024	GBP	300	398
4.875% due 12/01/2032 •(e)		$3,400	2,999

Discover Financial Services
5.500% due 10/30/2027 •(d)		4,000	3,806

E*TRADE Financial Corp.
5.300% due 03/15/2023 •(d)		7,500	7,129

Erste Group Bank AG
8.875% due 10/15/2021 •(d)(e)	EUR	4,000	5,123

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		$1,900	1,938

Freedom Mortgage Corp.
8.250% due 04/15/2025		3,850	3,436

Goldman Sachs Group, Inc.
5.000% due 11/10/2022 •(d)		5,300	4,904

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HBOS Sterling Finance Jersey LP
7.881% due 12/09/2031 •(d)	GBP	3,000	$5,683

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(d)		8,463	14,094

HSBC Capital Funding LP
10.176% due 06/30/2030 •(d)		$716	1,053

HSBC Holdings PLC
4.750% due 07/04/2029 •(d)(e)	EUR	7,100	7,815

ING Groep NV
6.500% due 04/16/2025 •(d)(e)		$8,973	8,878

Jefferies Finance LLC
7.250% due 08/15/2024		1,200	1,188

JPMorgan Chase & Co.
4.625% due 11/01/2022 •(d)		9,400	8,756
6.221% (US0003M + 3.470%) due 04/30/2019 ~(d)		15,000	15,097

KBC Group NV
4.250% due 10/24/2025 •(d)(e)	EUR	8,000	8,227
4.750% due 03/05/2024 •(d)(e)		8,400	9,451

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(d)(e)		$7,900	8,024
7.875% due 06/27/2029 •(d)(e)	GBP	1,300	1,866

Metro Bank PLC
5.500% due 06/26/2028 •		1,050	1,185

National Westminster Bank PLC
1.841% (EUR003M + 2.150%) due 07/05/2019 ~(d)	EUR	1,000	1,102

Nordea Bank Abp
6.625% due 03/26/2026 (e)		$2,100	2,105

Progressive Corp.
5.375% due 03/15/2023 •(d)		4,000	3,971

Quicken Loans, Inc.
5.250% due 01/15/2028		4,900	4,606

RBS Capital Trust
6.425% due 01/03/2034 •(d)		6,200	7,618

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(d)		3,000	3,787
8.000% due 08/10/2025 •(d)(e)		5,000	5,375
8.625% due 08/15/2021 •(d)(e)		6,000	6,405

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(d)(e)	GBP	3,500	4,630

Societe Generale S.A.
6.750% due 04/06/2028 •(d)(e)		$10,500	9,696
7.375% due 10/04/2023 •(d)(e)		3,800	3,774

State Street Corp.
5.625% due 12/15/2023 •(d)		8,000	8,065

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (d)	EUR	1,200	1,575

Svenska Handelsbanken AB
5.250% due 03/01/2021 •(d)(e)		$4,840	4,807

TP ICAP PLC
5.250% due 01/26/2024	GBP	800	1,061

U.S. Bancorp
5.300% due 04/15/2027 •(d)		$750	764

UBS AG
7.625% due 08/17/2022 (e)		4,015	4,419

UBS Group Funding Switzerland AG
5.000% due 01/31/2023 •(d)(e)		7,300	6,374
7.000% due 02/19/2025 •(d)(e)		5,000	5,281

UniCredit SpA
6.572% due 01/14/2022		600	629
7.500% due 06/03/2026 •(d)(e)	EUR	6,700	7,732
7.830% due 12/04/2023		$5,600	6,241

VIVAT NV
7.000% due 06/19/2025 •(d)(e)	EUR	2,500	2,972

Voya Financial, Inc.
6.125% due 09/15/2023 •(d)		$4,000	4,062

Wells Fargo & Co.
5.900% due 06/15/2024 •(d)		1,500	1,535
6.381% (US0003M + 3.770%) due 06/15/2019 ~(d)		10,000	10,075

			420,068

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 3.8%

AA Bond Co. Ltd.
5.500% due 07/31/2043	GBP	400	$463

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		$3,000	3,038

Enbridge, Inc.
6.250% due 03/01/2078 •		2,000	1,989

General Electric Co.
5.000% due 01/21/2021 •(d)		9,095	8,491

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (d)		6,000	5,786

			19,767

UTILITIES 1.0%

Vodafone Group PLC
7.000% due 04/04/2079 •(a)		5,100	5,193

Total Corporate Bonds & Notes (Cost $445,399)			445,028

U.S. GOVERNMENT AGENCIES 1.4%

Farm Credit Bank
6.200% due 06/15/2028 •(d)		7,000	7,081

Total U.S. Government Agencies (Cost $7,000)			7,081

		SHARES
COMMON STOCKS 0.4%

FINANCIALS 0.4%

State Street Corp.		35,000	2,303

Total Common Stocks (Cost $3,043)			2,303

PREFERRED SECURITIES 2.8%

BANKING & FINANCE 2.8%

CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(d)		2,000	204

Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)(f)		3,000	3,375

Morgan Stanley
5.850% (US0003M + 3.491%) due 04/15/2027 ~(d)		100,000	2,557

Nationwide Building Society
10.250% ~		45,001	8,528

Total Preferred Securities (Cost $15,179)			14,664

SHORT-TERM INSTRUMENTS 9.4%

REPURCHASE AGREEMENTS (g) 9.2%
			47,829

U.S. TREASURY BILLS 0.2%
2.400% due 04/11/2019 - 06/06/2019 (b)(c)(j)		1,199	1,198

Total Short-Term Instruments (Cost $49,027)			49,027

Total Investments in Securities (Cost $519,648)			518,103

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	121

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	15,218	$150

Total Short-Term Instruments (Cost $150)		150

Total Investments in Affiliates (Cost $150)		150

Total Investments 99.4% (Cost $519,798)		$518,253

Financial Derivative Instruments (h)(i) 0.4% (Cost or Premiums, net $(487))		2,246

Other Assets and Liabilities, net 0.2%		681

Net Assets 100.0%		$521,180

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	05/16/2017	$ 3,682	$3,375	0.65%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$4,029	U.S. Treasury Notes 1.125% due 06/30/2021	$(4,113)	$4,029	$4,030
NOM	2.700	03/29/2019	04/01/2019	43,800	U.S. Treasury Notes 2.625% due 08/15/2020	(44,720)	43,800	43,810

Total Repurchase Agreements						$(48,833)	$47,829	$47,840

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$4,030	$0	$0	$4,030	$(4,113)	$(83)
NOM	43,810	0	0	43,810	(44,720)	(910)

Total Borrowings and Other Financing Transactions	$47,840	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(119) at a weighted average interest rate of 1.427%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2019	15	$	1,737	$16	$0	$(3)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2019	11	$	(2,053)	$(44)	$3	$0
U.S. Treasury 10-Year Note June Futures	06/2019	7		(870)	(13)	2	0

					$(57)	$5	$0

Total Futures Contracts					$(41)	$5	$(3)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	6-Month GBP-LIBOR	1.500%	Semi-Annual	09/18/2029	GBP	6,400	$(45)	$(168)	$(213)	$1	$0
Receive(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		700	11	(43)	(32)	5	0

Total Swap Agreements							$(34)	$(211)	$(245)	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared(2)	$0	$5	$6	$11	$0	$(3)	$0	$(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	123

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

Cash of $627 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	The Subsidiary did not have exchange-traded or Centrally Cleared financial derivative instruments as of period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	EUR	5,754		$6,567	$113	$0
	04/2019		$95,000	EUR	84,409	0	(314)
	05/2019	EUR	84,409		$95,247	312	0

BPS	04/2019		7,578		8,650	149	0

CBK	04/2019		16,137		18,333	232	0
	04/2019	GBP	41,203		54,303	638	0
	04/2019		$44	EUR	39	0	0
	04/2019		95	GBP	72	0	(1)

GLM	04/2019		956		729	0	(7)

HUS	04/2019	GBP	300		$397	7	0
	04/2019		$3,348	GBP	2,513	0	(75)

JPM	04/2019	EUR	74,023		$84,494	1,459	0
	04/2019	GBP	616		813	10	0
	05/2019	EUR	19,043		21,438	20	0

SCX	04/2019		$51,374	GBP	38,805	0	(831)
	05/2019	GBP	38,805		$51,452	830	0

Total Forward Foreign Currency Contracts						$3,770	$(1,228)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Banco BPM SpA	5.000%	Quarterly	06/20/2023	5.383%	EUR	1,100	$(76)	$60	$0	$(16)

HUS	Deutsche Bank AG	1.000	Quarterly	06/20/2024	2.984		2,300	(321)	71	0	(250)

JPM	Deutsche Bank AG	1.000	Quarterly	12/20/2023	2.862		400	(56)	18	0	(38)

Total Swap Agreements								$(453)	$149	$0	$(304)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$425	$0	$0	$425	$(314)	$0	$0	$(314)	$111	$(260)	$(149)
BPS	149	0	0	149	0	0	(16)	(16)	133	0	133
CBK	870	0	0	870	(1)	0	0	(1)	869	(360)	509
GLM	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
HUS	7	0	0	7	(75)	0	(250)	(325)	(318)	268	(50)
JPM	1,489	0	0	1,489	0	0	(38)	(38)	1,451	(1,290)	161
SCX	830	0	0	830	(831)	0	0	(831)	(1)	0	(1)

Total Over the Counter	$3,770	$0	$0	$3,770	$(1,228)	$0	$(304)	$(1,532)

(j)

Securities with an aggregate market value of $268 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2019

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$11	$11

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,770	$0	$3,770

	$0	$0	$0	$3,770	$11	$3,781

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,228	$0	$1,228
Swap Agreements	0	304	0	0	0	304

	$0	$304	$0	$1,228	$0	$1,532

	$0	$304	$0	$1,228	$3	$1,535

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(134)	$(134)
Swap Agreements	0	0	0	0	(274)	(274)

	$0	$0	$0	$0	$(408)	$(408)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,661	$0	$5,661
Swap Agreements	0	539	0	0	0	539

	$0	$539	$0	$5,661	$0	$6,200

	$0	$539	$0	$5,661	$(408)	$5,792

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	125

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1)	$(1)
Swap Agreements	0	0	0	0	(82)	(82)

	$0	$0	$0	$0	$(83)	$(83)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,446	$0	$2,446
Swap Agreements	0	139	0	0	0	139

	$0	$139	$0	$2,446	$0	$2,585

	$0	$139	$0	$2,446	$(83)	$2,502

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$420,068	$0	$420,068
Industrials	0	19,767	0	19,767
Utilities	0	5,193	0	5,193
U.S. Government Agencies	0	7,081	0	7,081
Common Stocks
Financials	2,303	0	0	2,303
Preferred Securities
Banking & Finance	2,557	12,107	0	14,664
Short-Term Instruments
Repurchase Agreements	0	47,829	0	47,829
U.S. Treasury Bills	0	1,198	0	1,198

	$4,860	$513,243	$0	$518,103

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$150	$0	$0	$150

Total Investments	$5,010	$513,243	$0	$518,253

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$5	$6	$0	$11
Over the counter	0	3,770	0	3,770

	$5	$3,776	$0	$3,781

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3)	0	0	(3)
Over the counter	0	(1,532)	0	(1,532)

	$(3)	$(1,532)	$0	$(1,535)

Total Financial Derivative Instruments	$2	$2,244	$0	$2,246

Totals	$5,012	$515,487	$0	$520,499

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of

ANNUAL REPORT	MARCH 31, 2019	127

Notes to Financial Statements (Cont.)

another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Diversified Income Fund	Daily	Monthly

PIMCO High Yield Spectrum Fund	Daily	Monthly

PIMCO Long-Term Credit Bond Fund	Daily	Monthly

PIMCO Low Duration Income Fund	Daily	Monthly

PIMCO Senior Floating Rate Fund	Daily	Monthly

PIMCO Credit Opportunities Bond Fund	Quarterly	Quarterly

PIMCO Preferred and Capital Securities Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

128	PIMCO CREDIT BOND FUNDS

March 31, 2019

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended March 31, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO Preferred and Capital Securities Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(6,756)

I-2	(1,343)

I-3	0

Administrative Class	0

Class D	(1,650	)(a)

Class A	(561)

Class C	(91	)(b)

From net realized capital gains

Institutional Class	(289)

I-2	(59)

I-3	0

Class D	(76	)(a)

Class A	(25)

Class C	(9	)(b)

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(10,859)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)	Class C shares liquidated at the close of business on January 31, 2018.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating

ANNUAL REPORT	MARCH 31, 2019	129

Notes to Financial Statements (Cont.)

to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values

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as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of

U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually

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Notes to Financial Statements (Cont.)

consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing

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information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Diversified Income Fund	$29,780	$923	$0	$0	$(160)	$30,543	$888	$35

PIMCO High Yield Spectrum Fund	0	10,149	(10,146)	(3)	0	0	163	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Credit Opportunities Bond Fund	$14,629	$396,942	$(358,300)	$10	$29	$53,310	$1,742	$0

PIMCO Diversified Income Fund	187,570	943,001	(966,100)	67	81	164,619	6,701	0

PIMCO High Yield Spectrum Fund	87,813	489,440	(440,700)	16	61	136,630	1,740	0

PIMCO Long-Term Credit Bond Fund	34,346	1,453,140	(1,487,300)	81	0	267	1,290	0

PIMCO Low Duration Income Fund	31,481	4,016,694	(3,781,000)	138	68	267,381	5,994	0

PIMCO Senior Floating Rate Fund	62,416	989,809	(1,028,100)	49	3	24,177	1,509	0

PIMCO Preferred and Capital Securities Fund	147	4	(1)	0	0	150	4	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in

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Notes to Financial Statements (Cont.)

amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs

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carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date.

Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2019 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

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Notes to Financial Statements (Cont.)

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of LIBOR-based variable plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused maximum available commitment amounts. As of March 31, 2019, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Funds are disclosed as part of the interest expense on the Statement of Operations.

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During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Funds	Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

PIMCO High Yield Spectrum Fund	$48,000,000	09/03/2019	$103,682

PIMCO Senior Floating Rate Fund	$91,000,000	09/03/2019	$276,727

*

Maximum available commitment prior to renewal on September 4, 2018, for PIMCO High Yield Spectrum Bond and PIMCO Senior Floating Rate Fund was $51,000,000 and $174,000,000, respectively. The agreements expire on September 3, 2019 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

ANNUAL REPORT	MARCH 31, 2019	137

Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to

138	PIMCO CREDIT BOND FUNDS

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the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a

ANNUAL REPORT	MARCH 31, 2019	139

Notes to Financial Statements (Cont.)

Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

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to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

ANNUAL REPORT	MARCH 31, 2019	141

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund	PIMCO Preferred and Capital Securities Fund

New/Small Fund	—	—	—	—	—	—	X

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

Capital Securities	—	—	—	—	—	—	X

Preferred Securities	—	—	—	—	—	—	X

Concentration in Banking Industries	—	—	—	—	—	—	X

Contingent Convertible Securities	—	—	—	—	X	—	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	—	X

Mortgage-Related and Other Asset-Backed Securities	X	X	—	X	X	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	—	X

Leveraging	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X

Subsidiary	—	—	—	—	—	—	X

Regulation S Securities	—	—	—	—	—	—	X

Short Exposure	X	X	X	X	X	X	X

Convertible Securities	X	—	—	—	—	—	—

Senior Loan	X	—	—	—	—	X	—

Distribution Rate	—	—	—	—	X	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the

Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

Capital Securities Risk  is the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the PIMCO Preferred and Capital Securities Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

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Preferred Securities Risk  is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk  is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a

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Notes to Financial Statements (Cont.)

result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Regulation S Securities Risk  is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can

144	PIMCO CREDIT BOND FUNDS

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change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2019	145

Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C
PIMCO Credit Opportunities Bond Fund	0.60%	0.30%	0.40%	0.50%	(2)*	N/A	0.45%		0.45%
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.50%	(2)	0.30%	0.45%		0.45%
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	0.50%	(2)	N/A	0.40%		0.40%
PIMCO Long-Term Credit Bond Fund	0.30%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A
PIMCO Low Duration Income Fund	0.30%	0.20%	0.30%	0.40%	(2)	N/A	0.35%		0.35%
PIMCO Senior Floating Rate Fund	0.40%	0.30%	0.40%	N/A		N/A	0.35%		0.35%
PIMCO Preferred and Capital Securities Fund(1)	0.44%	0.35%	0.45%	0.55%	(2)	N/A	0.45%		N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(2)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Low Duration Income Fund	0.30%	0.25%

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund are subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees are charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other

146	PIMCO CREDIT BOND FUNDS

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portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2018, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Low Duration Income Fund. Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2019, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Low Duration Income Fund	$0	$327	$430	$757

PIMCO Preferred and Capital Securities Fund	0	1	2	3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(g) Acquired Fund Fees and Expenses  PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Consolidated

Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2019, the amount was $320,680. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant

ANNUAL REPORT	MARCH 31, 2019	147

Notes to Financial Statements (Cont.)

to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$19,685	$90,396

PIMCO Diversified Income Fund	17,938	14,891

PIMCO High Yield Spectrum Fund	22,023	41,730

PIMCO Long-Term Credit Bond Fund	41,659	23,078

PIMCO Low Duration Income Fund	500,744	9,957

PIMCO Senior Floating Rate Fund	0	773,621

PIMCO Preferred and Capital Securities Fund	27,902	9,890

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$44,461	$124,628	$328,086	$335,416

PIMCO Diversified Income Fund	2,843,060	2,699,772	767,242	397,115

PIMCO High Yield Spectrum Fund	0	0	207,713	289,089

PIMCO Long-Term Credit Bond Fund	4,071,099	4,382,378	986,765	607,054

PIMCO Low Duration Income Fund	6,879,038	5,963,442	3,730,668	803,731

PIMCO Senior Floating Rate Fund	0	0	300,589	1,222,962

PIMCO Preferred and Capital Securities Fund	7,000	0	477,798	173,740

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Opportunities Bond Fund						PIMCO Diversified Income Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	10,634	$105,740	14,062		$142,918		66,814	$709,105	57,339		$627,245

I-2	2,539	25,145	5,933		60,166		9,094	96,748	6,837		74,553

I-3	0	0	0		0		456	4,858	0		0

Administrative Class	0	0	0		0		14,299	148,389	363		3,973

Class D	0	0	1,349		13,662		0	0	2,639		28,813

Class A	742	7,426	2,447	(a)	24,811	(a)	8,802	93,395	13,300	(b)	143,542	(b)

Class C	112	1,092	253		2,547		2,142	22,549	1,416		15,468
Issued as reinvestment of distributions

Institutional Class	1,449	14,182	1,319		13,346		10,690	113,451	10,305		112,645

I-2	253	2,465	201		2,032		460	4,879	423		4,621

I-3	0	0	0		0		3	35	0		0

Administrative Class	0	0	0		0		196	2,102	49		536

Class D	0	0	44		447		0	0	235		2,571

Class A	112	1,099	56		569		839	8,907	717		7,836

Class C	22	212	21		211		210	2,225	255		2,789
Cost of shares redeemed

Institutional Class	(17,867)	(176,850)	(14,453)		(146,895)		(73,208)	(774,380)	(51,154)		(558,335)

I-2	(3,735)	(36,661)	(3,162)		(31,986)		(6,015)	(63,652)	(3,040)		(33,148)

I-3	0	0	0		0		(126)	(1,330)	0		0

Administrative Class	0	0	0		0		(1,073)	(11,421)	(642)		(6,976)

Class D	0	0	(2,397	)(a)	(24,201	)(a)	0	0	(7,960	)(b)	(85,525	)(b)

Class A	(1,518)	(15,085)	(576)		(5,891)		(10,627)	(112,687)	(5,378)		(58,834)

Class C	(293)	(2,869)	(206)		(2,068)		(3,230)	(34,275)	(3,731)		(40,600)

Net increase (decrease) resulting from Fund share transactions	(7,550)	$(74,104)	4,891		$49,668		19,726	$208,898	21,973		$241,174

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Notes to Financial Statements (Cont.)

	PIMCO High Yield Spectrum Fund						PIMCO Long-Term Credit Bond Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	24,352	$235,028	26,081		$261,584		85,077	$959,531	91,573	$1,105,107

I-2	9,115	87,705	4,481		44,864		2,485	27,996	1,508	17,978

I-3	224	2,097	0		0		0	0	0	0

Administrative Class	0	0	0		0		0	0	0	0

Class D	0	0	8,134		81,743		0	0	0	0

Class A	2,725	26,319	8,023	(c)	79,140	(c)	0	0	0	0

Class C	173	1,682	394		3,957		0	0	0	0
Issued as reinvestment of distributions

Institutional Class	3,640	35,138	4,617		46,291		17,726	198,337	11,311	136,412

I-2	1,045	10,079	780		7,814		334	3,736	194	2,343

I-3	3	28	0		0		0	0	0	0

Administrative Class	0	0	0		0		0	0	0	0

Class D	0	0	337		3,388		0	0	0	0

Class A	395	3,819	216		2,162		0	0	0	0

Class C	46	440	47		473		0	0	0	0
Cost of shares redeemed

Institutional Class	(32,812)	(315,905)	(115,334)		(1,155,710)		(76,717)	(864,314)	(64,409)	(770,894)

I-2	(5,621)	(54,168)	(4,152)		(41,707)		(1,330)	(14,867)	(674)	(8,120)

I-3	(6)	(55)	0		0		0	0	0	0

Administrative Class	0	0	0		0		0	0	0	0

Class D	0	0	(15,214	)(c)	(150,887	)(c)	0	0	0	0

Class A	(5,157)	(49,776)	(4,059)		(40,598)		0	0	0	0

Class C	(457)	(4,396)	(352)		(3,519)		0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(2,335)	$(21,965)	(86,001)		$(861,005)		27,575	$310,419	39,503	$482,826

150	PIMCO CREDIT BOND FUNDS

March 31, 2019

PIMCO Low Duration Income Fund						PIMCO Senior Floating Rate Fund						PIMCO Preferred and Capital Securities Fund

Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

214,988	$1,827,236	83,829		$716,883		9,361	$91,103	51,864		$516,310		21,143	$210,868	11,424		$120,044

239,731	2,037,913	66,481		568,178		3,863	38,036	1,583		15,709		12,954	129,945	2,983		31,429

5,308	45,090	0		0		0	0	0		0		1,300	12,448	0		0

0	0	0		0		0	0	0		0		0	0	0		0

0	0	7,732		66,071		0	0	335		3,331		0	0	4,538		47,436

119,307	1,013,668	72,381	(d)	618,701	(d)	5,138	50,657	4,416	(e)	43,837	(e)	12,543	124,676	3,447	(f)	35,856	(f)

16,953	143,970	5,600		47,885		2,535	25,007	644		6,395		0	0	260	(g)	2,741	(g)

5,102	43,422	1,065		9,113		2,582	25,423	5,724		56,895		1,066	10,543	671		7,005

3,015	25,672	445		3,807		170	1,666	61		608		582	5,758	134		1,402

64	543	0		0		0	0	0		0		24	234	0		0

0	0	0		0		0	0	0		0		0	0	0		0

0	0	139		1,189		0	0	41		407		0	0	160		1,672

2,529	21,529	888		7,596		409	4,007	320		3,176		518	5,103	56		585

435	3,706	198		1,690		179	1,756	143		1,421		0	0	9	(g)	99	(g)

(106,376)	(904,747)	(13,796)		(117,984)		(122,587)	(1,208,847)	(44,808)		(445,055)		(7,814)	(78,042)	(6,398)		(67,490)

(86,090)	(732,341)	(13,935)		(119,056)		(2,285)	(22,134)	(809)		(8,038)		(4,001)	(39,438)	(156)		(1,635)

(806)	(6,801)	0		0		0	0	0		0		(140)	(1,362)	0		0

0	0	0		0		0	0	0		0		0	0	0		0

0	0	(12,591	)(d)	(107,322	)(d)	0	0	(1,737	)(e)	(17,211	)(e)	0	0	(5,250	)(f)	(54,793	)(f)

(60,922)	(518,234)	(31,054)		(265,569)		(5,919)	(57,879)	(3,938)		(39,113)		(4,526)	(44,737)	(247)		(2,589)

(7,042)	(59,897)	(4,080)		(34,788)		(2,482)	(24,206)	(1,837)		(18,265)		0	0	(327	)(g)	(3,444	)(g)

346,196	$2,940,729	163,302		$1,396,394		(109,036)	$(1,075,411)	12,002		$120,407		33,649	$335,996	11,304		$118,318

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 1,084 Class D shares in the amount of $10,874 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 5,947 Class D shares in the amount of $63,564 converted into Class A shares of the Fund.
(c)	On March 23, 2018, 5,051 Class D shares in the amount of $49,373 converted into Class A shares of the Fund.
(d)	On March 23, 2018, 8,519 Class D shares in the amount of $72,564 converted into Class A shares of the Fund.
(e)	On March 23, 2018, 1,259 Class D shares in the amount of $12,463 converted into Class A shares of the Fund.
(f)	On March 23, 2018, 1,848 Class D shares in the amount of $18,927 converted into Class A shares of the Fund.
(g)	Class C Shares liquidated at the close of business on January 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Credit Opportunities Bond Fund	1	0	18%	0%

PIMCO High Yield Spectrum Fund	0	2	0%	46%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on February 4, 2015, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Preferred and Capital Securities Fund (the “PCS Fund”) in order to effect certain investments for the

PCS Fund consistent with the PCS Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The PCS Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PCS Fund and the Subsidiary. The consolidated financial statements include the

ANNUAL REPORT	MARCH 31, 2019	151

Notes to Financial Statements (Cont.)

accounts of the PCS Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PCS Fund and the Subsidiary on March 1, 2015, comprising the entire issued share capital of the Subsidiary, with the intent that the PCS Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 12.9% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Credit Opportunities Bond Fund	$4,977	$0	$7,101	$(2)	$(62,132)	$0	$0

PIMCO Diversified Income Fund	13,145	0	4,463	(313)	(35,351)	0	0

PIMCO High Yield Spectrum Fund	5,243	0	(20,313)	(168)	(42,430)	0	0

PIMCO Long-Term Credit Bond Fund	0	0	95,117	(439)	(39,278)	0	0

PIMCO Low Duration Income Fund	47,948	0	(55,611)	(2,482)	(167,758)	0	0

PIMCO Senior Floating Rate Fund	1,107	0	(4,293)	(125)	(68,969)	0	0

PIMCO Preferred and Capital Securities Fund	0	0	(3,507)	0	(641)	(2,642)	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), convertible preferred securities, straddle loss deferrals, non-taxable transactions, interest accrued on defaulted securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

152	PIMCO CREDIT BOND FUNDS

March 31, 2019

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Credit Opportunities Bond Fund*	$36,897	$25,235

PIMCO Diversified Income Fund	0	35,351

PIMCO High Yield Spectrum Fund	2,128	40,302

PIMCO Long-Term Credit Bond Fund	0	39,278

PIMCO Low Duration Income Fund	138,396	29,362

PIMCO Senior Floating Rate Fund*	0	68,969

PIMCO Preferred and Capital Securities Fund	640	1

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Credit Opportunities Bond Fund	$363,424	$15,422	$(8,347)	$7,075

PIMCO Diversified Income Fund	3,471,970	93,427	(88,757)	4,670

PIMCO High Yield Spectrum Fund	882,684	21,104	(41,401)	(20,297)

PIMCO Long-Term Credit Bond Fund	4,003,967	171,672	(76,341)	95,331

PIMCO Low Duration Income Fund	5,741,595	103,560	(159,394)	(55,834)

PIMCO Senior Floating Rate Fund	359,494	1,208	(5,533)	(4,325)

PIMCO Preferred and Capital Securities Fund	523,669	9,450	(12,914)	(3,464)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), straddle loss deferrals, non-taxable transactions, interest accrued on defaulted securities, and Lehman securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Credit Opportunities Bond Fund	$18,001	$0	$0	$17,000	$0	$0

PIMCO Diversified Income Fund	137,053	0	0	132,975	0	3,062

PIMCO High Yield Spectrum Fund	51,693	0	0	32,540	0	28,702

PIMCO Long-Term Credit Bond Fund	154,052	35,117	21,564	146,358	0	0

PIMCO Low Duration Income Fund	115,672	0	0	28,475	0	0

PIMCO Senior Floating Rate Fund	34,021	0	0	61,266	0	2,519

PIMCO Preferred and Capital Securities Fund	21,249	277	354	10,401	458	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	153

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Credit Opportunities Bond Fund,

PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund,

PIMCO Low Duration Income Fund, PIMCO Senior Floating Rate Fund and PIMCO Preferred and

Capital Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Income Fund, PIMCO Senior Floating Rate Fund and PIMCO Preferred and Capital Securities Fund (seven of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

154	PIMCO CREDIT BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NXN	Natixis New York

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland PLC

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.

BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank

BSS	Banco Santander S.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CBK	MSB	MEI	Merrill Lynch International	TOR	Toronto Dominion Bank

DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	HKD	Hong Kong Dollar	PLN	Polish Zloty

CNH	Chinese Renminbi (Offshore)	HUF	Hungarian Forint	RUB	Russian Ruble

CNY	Chinese Renminbi (Mainland)	IDR	Indonesian Rupiah	TRY	Turkish New Lira

COP	Colombian Peso	JPY	Japanese Yen	USD (or $)	United States Dollar

DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	EUREX	Eurex Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	S&P 500	Standard & Poor’s 500 Index

BBSW3M	3 Month Bank Bill Swap Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index

BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	DAC	Designated Activity Company	SP - ADR	Sponsored American Depositary Receipt

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	MARCH 31, 2019	155

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Credit Opportunities Bond Fund	0.00%	0.00%	$18,001	$0

PIMCO Diversified Income Fund	0.00%	0.00%	73,899	0

PIMCO High Yield Spectrum Fund	0.00%	0.00%	45,883	0

PIMCO Long-Term Credit Bond Fund	0.00%	0.00%	122,349	10,632

PIMCO Low Duration Income Fund	0.00%	0.00%	0	0

PIMCO Senior Floating Rate Fund	0.00%	0.00%	31,799	0

PIMCO Preferred and Capital Securities Fund	2.47%	51.31%	7,736	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

156	PIMCO CREDIT BOND FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2019	157

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

158	PIMCO CREDIT BOND FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	159

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

160	PIMCO CREDIT BOND FUNDS

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	161

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3003AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO CommoditiesPLUS® Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO COMMODITIESPLUS® STRATEGY FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO COMMODITIESPLUS® STRATEGY FUND

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	04/27/18	07/31/14	05/28/10	05/28/10	Non-diversified

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO COMMODITIESPLUS® STRATEGY FUND

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ANNUAL REPORT	MARCH 31, 2019	7

PIMCO CommoditiesPLUS® Strategy Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	(1.65)%	(7.05)%	(0.63)%
PIMCO CommoditiesPLUS® Strategy Fund I-2	(1.75)%	(7.16)%	(0.74)%
PIMCO CommoditiesPLUS® Strategy Fund I-3	(1.89)%	(7.21)%	(0.79)%
PIMCO CommoditiesPLUS® Strategy Fund Administrative Class	(1.83)%	(7.28)%	(0.87)%
PIMCO CommoditiesPLUS® Strategy Fund Class A	(2.14)%	(7.50)%	(1.12)%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	(7.53)%	(8.54)%	(1.75)%
PIMCO CommoditiesPLUS® Strategy Fund Class C	(2.88)%	(8.20)%	(1.85)%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	(3.72)%	(8.20)%	(1.85)%
Credit Suisse Commodity Benchmark	(1.97)%	(8.96)%	(2.48)%
Lipper Commodities General Funds Average	(5.06)%	(8.00)%	(4.22)%♦

All Fund returns are net of fees and expenses.

♦ Average cumulative total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), were 0.96% for the Institutional Class shares, 1.06% for I-2 shares, 1.16% for I-3 shares, 1.21% for Administrative Class shares, 1.41% for Class A shares and 2.16% for Class C shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO COMMODITIESPLUS® STRATEGY FUND

Institutional Class - PCLIX	I-2 - PCLPX	I-3 - PCLNX
Administrative Class - PCPSX	Class A - PCLAX	Class C - PCPCX

Allocation Breakdown as of 03/31/2019†§

Short-Term Instruments‡	57.5%
U.S. Government Agencies	15.1%
Corporate Bonds & Notes	13.0%
U.S. Treasury Obligations	6.6%
Asset-Backed Securities	4.4%
Non-Agency Mortgage-Backed Securities	1.8%
Sovereign Issues	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to broad commodities detracted from absolute performance as broad commodities, as measured by the Credit Suisse Commodity Benchmark Index, posted losses.

»	Active positioning in energy commodities, including overweight exposure in the first quarter of 2019, contributed to relative performance, as energy commodities rebounded in 2019.

»	Exposure to residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.
»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Exposure to investment grade corporate credit contributed to relative performance, as these securities posted positive returns.

»	Underweight exposure to U.S. nominal duration detracted from relative performance, as U.S. nominal yields moved lower.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$923.50	$4.03	$1,000.00	$1,020.74	$4.23	0.84%
I-2	1,000.00	921.30	4.50	1,000.00	1,020.24	4.73	0.94
I-3	1,000.00	922.20	4.74	1,000.00	1,020.00	4.99	0.99
Administrative Class	1,000.00	922.50	5.22	1,000.00	1,019.50	5.49	1.09
Class A	1,000.00	920.00	6.18	1,000.00	1,018.50	6.49	1.29
Class C	1,000.00	916.10	9.75	1,000.00	1,014.76	10.25	2.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO COMMODITIESPLUS® STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

Credit Suisse Commodity Benchmark	The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on a number of physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$6.45	$0.10	$(0.22)	$(0.12)	$(0.90)	$0.00	$0.00	$(0.90)

03/31/2018	6.25	0.08	0.89	0.97	(0.77)	0.00	0.00	(0.77)

03/31/2017	5.37	0.07	0.84	0.91	(0.03)	0.00	0.00	(0.03)

03/31/2016	7.22	0.07	(1.80)	(1.73)	(0.12)	0.00	0.00	(0.12)

03/31/2015	11.19	0.01	(3.55)	(3.54)	(0.42)	(0.01)	0.00	(0.43)

I-2

03/31/2019	6.42	0.09	(0.22)	(0.13)	(0.89)	0.00	0.00	(0.89)

03/31/2018	6.23	0.07	0.89	0.96	(0.77)	0.00	0.00	(0.77)

03/31/2017	5.35	0.07	0.84	0.91	(0.03)	0.00	0.00	(0.03)

03/31/2016	7.18	0.07	(1.80)	(1.73)	(0.10)	0.00	0.00	(0.10)

03/31/2015	11.14	(0.00)	(3.53)	(3.53)	(0.42)	(0.01)	0.00	(0.43)

I-3

04/27/2018 - 03/31/2019	6.66	0.08	(0.45)	(0.37)	(0.90)	0.00	0.00	(0.90)

Administrative Class

03/31/2019	6.44	0.08	(0.21)	(0.13)	(0.89)	0.00	0.00	(0.89)

03/31/2018	6.24	0.07	0.89	0.96	(0.76)	0.00	0.00	(0.76)

03/31/2017	5.36	0.06	0.84	0.90	(0.02)	0.00	0.00	(0.02)

03/31/2016	7.21	0.05	(1.79)	(1.74)	(0.11)	0.00	0.00	(0.11)

07/31/2014 - 03/31/2015	11.05	(0.03)	(3.49)	(3.52)	(0.31)	(0.01)	0.00	(0.32)

Class A

03/31/2019	6.36	0.08	(0.23)	(0.15)	(0.87)	0.00	0.00	(0.87)

03/31/2018	6.17	0.05	0.88	0.93	(0.74)	0.00	0.00	(0.74)

03/31/2017	5.31	0.04	0.83	0.87	(0.01)	0.00	0.00	(0.01)

03/31/2016	7.14	0.04	(1.78)	(1.74)	(0.09)	0.00	0.00	(0.09)

03/31/2015	11.09	(0.04)	(3.52)	(3.56)	(0.38)	(0.01)	0.00	(0.39)

Class C

03/31/2019	6.11	0.03	(0.21)	(0.18)	(0.84)	0.00	0.00	(0.84)

03/31/2018	5.98	0.01	0.84	0.85	(0.72)	0.00	0.00	(0.72)

03/31/2017	5.17	(0.00)	0.81	0.81	(0.00)	0.00	0.00	(0.00)

03/31/2016	6.97	(0.01)	(1.73)	(1.74)	(0.06)	0.00	0.00	(0.06)

03/31/2015	10.86	(0.11)	(3.44)	(3.55)	(0.33)	(0.01)	0.00	(0.34)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

12	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$5.43	(1.65)%	$1,894,616	0.81%		1.01%		0.74%		0.94%		1.73%	322%

6.45	17.51	2,899,059	0.77		0.96		0.74		0.93		1.33	105

6.25	17.05	2,072,343	0.75		0.92		0.74		0.91		1.20	211

5.37	(24.24)	2,066,517	0.77		0.95		0.74		0.92		1.03	229

7.22	(32.30)	2,634,842	0.74		0.90		0.74		0.90		0.06	118

5.40	(1.75)	695,533	0.91		1.11		0.84		1.04		1.60	322

6.42	17.30	423,647	0.87		1.06		0.84		1.03		1.21	105

6.23	16.99	152,612	0.85		1.02		0.84		1.01		1.12	211

5.35	(24.31)	172,294	0.87		1.05		0.84		1.02		1.04	229

7.18	(32.41)	1,135,868	0.84		1.00		0.84		1.00		(0.04)	118

5.39	(5.40)	22,023	0.96	*	1.21	*	0.89	*	1.14	*	1.56 *	322

5.42	(1.83)	9,473	1.06		1.26		0.99		1.19		1.44	322

6.44	17.25	4,874	1.02		1.21		0.99		1.18		1.08	105

6.24	16.79	7,293	1.00		1.17		0.99		1.16		1.01	211

5.36	(24.41)	5,778	1.02		1.20		0.99		1.17		0.78	229

7.21	(32.24)	5,199	0.99	*	1.15	*	0.99	*	1.15	*	(0.53)*	118

5.34	(2.14)	103,029	1.26		1.46		1.19		1.39		1.30	322

6.36	17.07	140,771	1.22		1.41		1.19		1.38		0.89	105

6.17	16.41	46,231	1.23	(d)	1.40	(d)	1.22	(d)	1.39	(d)	0.73	211

5.31	(24.53)	36,444	1.27		1.45		1.24		1.42		0.57	229

7.14	(32.73)	56,741	1.24		1.40		1.24		1.40		(0.42)	118

5.09	(2.88)	11,991	2.01		2.21		1.94		2.14		0.53	322

6.11	16.04	12,340	1.97		2.16		1.94		2.13		0.13	105

5.98	15.67	9,766	1.98	(d)	2.15	(d)	1.97	(d)	2.14	(d)	(0.02)	211

5.17	(25.11)	9,166	2.02		2.20		1.99		2.17		(0.21)	229

6.97	(33.21)	14,124	1.99		2.15		1.99		2.15		(1.20)	118

ANNUAL REPORT	MARCH 31, 2019	13

Consolidated Statement of Assets and Liabilities PIMCO CommoditiesPLUS®StrategyFund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$3,752,665
Investments in Affiliates	365,898

Financial Derivative Instruments
Exchange-traded or centrally cleared	20,654
Over the counter	24,519
Deposits with counterparty	10,519
Foreign currency, at value	1,982
Receivable for investments sold	289,306
Receivable for investments sold on a delayed-delivery basis	552
Receivable for TBA investments sold	599,578
Receivable for Fund shares sold	3,368
Interest and/or dividends receivable	7,829
Dividends receivable from Affiliates	1,152
Reimbursement receivable from PIMCO	720
Other assets	55

Total Assets	5,078,797

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$158,581
Payable for sale-buyback transactions	3,065
Payable for short sales	41,966

Financial Derivative Instruments
Exchange-traded or centrally cleared	21,204
Over the counter	16,195
Payable for investments purchased	718,160
Payable for investments in Affiliates purchased	1,152
Payable for TBA investments purchased	1,082,681
Deposits from counterparty	9,592
Payable for Fund shares redeemed	285,775
Overdraft due to custodian	1,054
Accrued investment advisory fees	1,745
Accrued supervisory and administrative fees	920
Accrued distribution fees	10
Accrued servicing fees	24
Other liabilities	8

Total Liabilities	2,342,132

Net Assets	$2,736,665

Net Assets Consist of:

Paid in capital	$2,781,421
Distributable earnings (accumulated loss)	(44,756)

Net Assets	$2,736,665

Cost of investments in securities	$3,749,121
Cost of investments in Affiliates	$367,921
Cost of foreign currency held	$1,872
Proceeds received on short sales	$41,604
Cost or premiums of financial derivative instruments, net	$(93)

* Includes repurchase agreements of:	$1,811,236

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$1,894,616
I-2	695,533
I-3	22,023
Administrative Class	9,473
Class A	103,029
Class C	11,991

Shares Issued and Outstanding:

Institutional Class	349,068
I-2	128,805
I-3	4,086
Administrative Class	1,749
Class A	19,287
Class C	2,354

Net Asset Value Per Share Outstanding:

Institutional Class	$5.43
I-2	5.40
I-3	5.39
Administrative Class	5.42
Class A	5.34
Class C	5.09

ANNUAL REPORT	MARCH 31, 2019	15

Consolidated Statement of Operations PIMCO CommoditiesPLUS® Strategy Fund

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$66,960
Dividends from Investments in Affiliates	18,915
Total Income	85,875

Expenses:

Investment advisory fees	21,196
Supervisory and administrative fees	11,242
Distribution and/or servicing fees - Administrative Class	18
Distribution fees - Class C	109
Servicing fees - Class A	311
Servicing fees - Class C	36
Trustee fees	20
Interest expense	2,545
Miscellaneous expense	1
Total Expenses	35,478
Waiver and/or Reimbursement by PIMCO	(6,563)
Net Expenses	28,915

Net Investment Income (Loss)	56,960

Net Realized Gain (Loss):

Investments in securities	(2,743)
Investment in Affiliates	(311)
Net capital gain distributions received from Affiliate investments	475
Exchange-traded or centrally cleared financial derivative instruments	80,520
Over the counter financial derivative instruments	(52,819)
Short Sales	890
Foreign currency	(258)

Net Realized Gain (Loss)	25,754

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	3,285
Investments in Affiliates	(1,883)
Exchange-traded or centrally cleared financial derivative instruments	(82,591)
Over the counter financial derivative instruments	(61,791)
Short Sales	(347)
Foreign currency assets and liabilities	(199)

Net Change in Unrealized Appreciation (Depreciation)	(143,526)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(60,812)

* Foreign tax withholdings	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$56,960	$37,948
Net realized gain (loss)	25,754	378,856
Net change in unrealized appreciation (depreciation)	(143,526)	64,142

Net Increase (Decrease) in Net Assets Resulting from Operations	(60,812)	480,946

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(395,633)	(320,905)
I-2	(87,192)	(18,933)
I-3	(2,823)	0
Administrative Class	(1,077)	(827)
Class D	0	(19,444	)(a)
Class A	(18,163)	(5,314)
Class C	(2,217)	(1,148)

Total Distributions(b)	(507,105)	(366,571)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(176,109)	853,532

Total Increase (Decrease) in Net Assets	(744,026)	967,907

Net Assets:

Beginning of year	3,480,691	2,512,784
End of year	$2,736,665	$3,480,691

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	17

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.1%

CORPORATE BONDS & NOTES 19.5%

BANKING & FINANCE 8.1%

ABN AMRO Bank NV
1.800% due 09/20/2019		$300	$299

AerCap Ireland Capital DAC
3.750% due 05/15/2019		4,300	4,304
4.250% due 07/01/2020		1,000	1,014
4.625% due 10/30/2020		1,800	1,843

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	117

Ally Financial, Inc.
3.750% due 11/18/2019		$1,300	1,306
4.125% due 03/30/2020		2,500	2,523
4.250% due 04/15/2021		2,300	2,337
7.500% due 09/15/2020		100	106
8.000% due 03/15/2020		600	628
8.000% due 11/01/2031		1,600	1,994

American Tower Corp.
2.800% due 06/01/2020		2,100	2,099
3.450% due 09/15/2021		1,500	1,517
5.050% due 09/01/2020		500	515
5.900% due 11/01/2021		3,300	3,534

Aviation Capital Group LLC
7.125% due 10/15/2020		600	634

Barclays Bank PLC
7.625% due 11/21/2022 (h)		400	435

CNH Industrial Capital LLC
4.375% due 11/06/2020		800	816

Compass Bank
2.750% due 09/29/2019		1,700	1,699

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	1,100	1,281
6.625% due 06/29/2021 •(g)(h)		200	245

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$2,600	2,597

Crown Castle International Corp.
3.400% due 02/15/2021		1,500	1,513

Deutsche Bank AG
4.250% due 10/14/2021		5,400	5,430

Equinix, Inc.
2.875% due 02/01/2026	EUR	300	348

Ford Motor Credit Co. LLC
2.343% due 11/02/2020		$3,200	3,134
2.425% due 06/12/2020		1,500	1,481
2.597% due 11/04/2019		3,800	3,790
2.681% due 01/09/2020		1,100	1,095
3.157% due 08/04/2020		3,700	3,675
3.677% (US0003M + 0.880%) due 10/12/2021 ~		5,500	5,331
8.125% due 01/15/2020		1,000	1,037

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
3.200% due 07/13/2020		$2,800	$2,808
3.647% (US0003M + 0.850%) due 04/09/2021 ~		6,400	6,353

ICICI Bank Ltd.
4.800% due 05/22/2019		700	703

ING Bank NV
2.450% due 03/16/2020		2,500	2,494

International Lease Finance Corp.
6.250% due 05/15/2019		2,100	2,108
8.250% due 12/15/2020		2,900	3,135

Jyske Realkredit A/S
1.000% due 04/01/2020	DKK	67,200	10,266

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		$5,100	5,102

Nationwide Building Society
6.875% due 06/20/2019 •(g)(h)	GBP	200	262

Navient Corp.
4.875% due 06/17/2019		$4,657	4,666
5.000% due 10/26/2020		300	305
5.875% due 03/25/2021		200	207
8.000% due 03/25/2020		7,600	7,923

Nissan Motor Acceptance Corp.
1.550% due 09/13/2019		900	895

Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2020	DKK	104,200	16,089

Nykredit Realkredit A/S
1.000% due 04/01/2020		258,400	39,418
2.000% due 04/01/2020		83,900	12,925

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		$3,600	3,555
4.519% due 06/25/2024 •		2,300	2,354
7.500% due 08/10/2020 •(g)(h)		2,785	2,844
8.625% due 08/15/2021 •(g)(h)		730	779

Springleaf Finance Corp.
8.250% due 12/15/2020		500	538

State Bank of India
3.745% (US0003M + 0.950%) due 04/06/2020 ~		6,300	6,308

Sumitomo Mitsui Trust Bank Ltd.
3.065% (US0003M + 0.440%) due 09/19/2019 ~		7,300	7,311

UBS Group Funding Switzerland AG
4.577% due 04/14/2021 •		18,300	18,758

Unibail-Rodamco SE
3.549% (US0003M + 0.770%) due 04/16/2019 ~		5,700	5,702

18	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Waha Aerospace BV
3.925% due 07/28/2020		$300	$301

			222,786

INDUSTRIALS 8.3%

Allergan Funding SCS
3.000% due 03/12/2020		3,800	3,799
3.852% (US0003M + 1.255%) due 03/12/2020 ~		200	202

Allergan Sales LLC
5.000% due 12/15/2021		3,600	3,749

Allergan, Inc.
3.375% due 09/15/2020		900	905

Altice Financing S.A.
5.250% due 02/15/2023	EUR	100	115

Altice Luxembourg S.A.
7.750% due 05/15/2022		$200	200

Anthem, Inc.
2.500% due 11/21/2020		500	498

AutoNation, Inc.
3.350% due 01/15/2021		800	801

BAT Capital Corp.
2.297% due 08/14/2020		3,800	3,763
3.283% due 08/14/2020 •		10,100	10,080

BAT International Finance PLC
2.750% due 06/15/2020		4,100	4,085

Baxalta, Inc.
2.875% due 06/23/2020		149	149

Bayer U.S. Finance LLC
3.000% due 10/08/2021		1,300	1,290

Charter Communications Operating LLC
3.579% due 07/23/2020		2,458	2,477
4.464% due 07/23/2022		2,990	3,096

CVS Health Corp.
3.321% (US0003M + 0.720%) due 03/09/2021 ~		3,000	3,008

D.R. Horton, Inc.
4.000% due 02/15/2020		3,200	3,227

Danone S.A.
1.691% due 10/30/2019		400	397
2.077% due 11/02/2021		5,000	4,906

Dell International LLC
4.420% due 06/15/2021		13,800	14,165

Dell, Inc.
5.875% due 06/15/2019		900	905

Delta Air Lines, Inc.
2.600% due 12/04/2020		2,200	2,187
2.875% due 03/13/2020		1,600	1,597
3.625% due 03/15/2022		5,500	5,542

DISH DBS Corp.
5.125% due 05/01/2020		1,400	1,412
7.875% due 09/01/2019		2,000	2,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	$1,700	$1,701
3.211% (US0003M + 0.600%) due 06/15/2021 ~	5,200	5,200

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~	846	846

EMC Corp.
2.650% due 06/01/2020	4,950	4,914

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~	5,600	5,606

Energy Transfer Operating LP
4.150% due 10/01/2020	1,400	1,423
9.000% due 04/15/2019	400	401

Energy Transfer Partners LP
5.750% due 09/01/2020	800	825

EQT Corp.
2.500% due 10/01/2020	1,300	1,283
3.362% (US0003M + 0.770%) due 10/01/2020 ~	2,000	1,990
4.875% due 11/15/2021	3,000	3,115

ERAC USA Finance LLC
2.350% due 10/15/2019	8,100	8,078
2.600% due 12/01/2021	800	788
5.250% due 10/01/2020	400	413

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~	7,200	7,166

General Electric Co.
5.500% due 01/08/2020	2,000	2,044
5.550% due 05/04/2020	300	308

HCA, Inc.
6.500% due 02/15/2020	900	926

Hewlett Packard Enterprise Co.
3.515% (US0003M + 0.720%) due 10/05/2021 ~	12,300	12,259

Hyundai Capital America
1.750% due 09/27/2019	1,400	1,393

Imperial Brands Finance PLC
2.950% due 07/21/2020	5,000	4,986
3.750% due 07/21/2022	200	203

KLA-Tencor Corp.
3.375% due 11/01/2019	5,974	5,990

Komatsu Finance America, Inc.
2.437% due 09/11/2022	2,000	1,964

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~	10,500	10,505

MGM Resorts International
6.625% due 12/15/2021	800	857

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	19

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	$200	$199

Mylan NV
2.500% due 06/07/2019	1,485	1,484
3.150% due 06/15/2021	6,700	6,688
3.750% due 12/15/2020	1,700	1,716

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	4,000	4,010

Pioneer Natural Resources Co.
3.450% due 01/15/2021	800	809

QVC, Inc.
3.125% due 04/01/2019	600	600

Reynolds American, Inc.
3.250% due 06/12/2020	2,100	2,104
6.875% due 05/01/2020	1,200	1,248

Ryder System, Inc.
2.450% due 09/03/2019	100	100

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,575	1,637
5.750% due 05/15/2024	100	110

Schaeffler Finance BV
4.750% due 05/15/2023	1,300	1,318

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	2,400	2,390

Sky Ltd.
2.625% due 09/16/2019	100	100

Solvay Finance America LLC
3.400% due 12/03/2020	4,200	4,222

Southern Co.
3.292% (US0003M + 0.700%) due 09/30/2020 ~	1,100	1,101

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,813	2,819

Syngenta Finance NV
3.698% due 04/24/2020	3,900	3,915
3.933% due 04/23/2021	300	302

Telefonica Emisiones S.A.
5.134% due 04/27/2020	1,000	1,023

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~	5,410	5,388

Time Warner Cable LLC
4.000% due 09/01/2021	1,700	1,729
4.125% due 02/15/2021	500	508
5.000% due 02/01/2020	2,900	2,949
8.250% due 04/01/2019	4,500	4,500

VMware, Inc.
2.300% due 08/21/2020	2,900	2,875

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	4,200	4,195
2.450% due 11/20/2019	2,647	2,636

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WPP Finance
4.750% due 11/21/2021	$3,900	$4,033

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	1,200	1,197

		227,674

SPECIALTY FINANCE 0.4%

CIMIC Group Ltd.
3.832% due 04/04/2019 (i)	1,500	1,500
3.906% due 06/06/2019 (i)	1,600	1,588
4.090% due 06/17/2019 (i)	700	694
4.159% due 08/03/2019 (i)	2,500	2,464

Lloyds Banking Group PLC
3.870% due 09/04/2019 (i)	1,726	1,723
3.870% due 09/02/2020 (i)	1,726	1,718
3.870% due 09/02/2021 (i)	1,726	1,712

		11,399

UTILITIES 2.7%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	5,000	5,023
3.737% (US0003M + 0.950%) due 07/15/2021 ~	2,900	2,935
4.100% due 02/15/2028	322	326

British Transco International Finance BV
0.000% due 11/04/2021 (d)	600	549

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~	1,200	1,199

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	11,000	10,998

Electricite de France S.A.
4.600% due 01/27/2020	1,700	1,729

Entergy Corp.
5.125% due 09/15/2020	4,400	4,496

Fortis, Inc.
2.100% due 10/04/2021	800	783

Georgia Power Co.
4.250% due 12/01/2019	100	101

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019	100	101

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	11,530	11,534
3.029% (US0003M + 0.400%) due 08/21/2020 ~	6,600	6,590

Plains All American Pipeline LP
2.600% due 12/15/2019	100	100

20	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	$1,100	$1,090

Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	3,500	3,483

Southern Power Co.
3.183% (US0003M + 0.550%) due 12/20/2020 ~	3,700	3,685

Sprint Capital Corp.
6.900% due 05/01/2019	8,750	8,794

Sprint Communications, Inc.
7.000% due 03/01/2020	1,500	1,543
7.000% due 08/15/2020	3,900	4,036

Sprint Corp.
7.250% due 09/15/2021	900	947

Verizon Communications, Inc.
3.376% due 02/15/2025	392	398
4.016% due 12/03/2029	2,587	2,679

		73,119

Total Corporate Bonds & Notes (Cost $535,508)		534,978

U.S. GOVERNMENT AGENCIES 22.7%

Fannie Mae
2.125% due 04/24/2026	6,400	6,259
2.886% due 03/25/2049 •	15,867	15,820
2.916% due 10/25/2036 - 09/25/2041 •	3,574	3,585
2.936% due 08/25/2037 •	1,036	1,040
3.036% due 02/25/2042 •	19,108	19,238
3.086% due 01/25/2042 •	6,391	6,449
3.500% due 02/01/2045 - 03/01/2048	17,892	18,182
4.472% due 05/01/2038 •	6,329	6,620

Fannie Mae, TBA
3.500% due 06/01/2049	5,000	5,062
4.000% due 05/01/2049	488,500	502,125

Freddie Mac
2.864% due 07/15/2036 •	432	432
2.934% due 05/15/2032 - 09/15/2042 •	2,861	2,870
3.084% due 12/15/2037 •	382	385
3.104% due 10/15/2037 •	1,009	1,021

Ginnie Mae
0.681% due 10/16/2053 ~(a)	4,102	115
2.789% due 10/20/2043 •	9,014	9,026
2.888% due 02/20/2049 •	15,570	15,546
3.030% due 08/20/2068 •	6,249	6,167

NCUA Guaranteed Notes
3.041% due 12/08/2020 •	784	787

Small Business Administration
4.840% due 05/01/2025	99	102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.990% due 09/01/2024	$98	$101
5.160% due 02/01/2028	63	65
5.310% due 05/01/2027	145	152
5.510% due 11/01/2027	51	54
5.820% due 06/01/2026	100	105
5.870% due 07/01/2028	45	48
6.020% due 08/01/2028	24	26
6.770% due 11/01/2028	130	141

Total U.S. Government Agencies (Cost $618,280)		621,523

U.S. TREASURY OBLIGATIONS 10.0%

U.S. Treasury Bonds
3.000% due 05/15/2045	2,010	2,090

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022	103	102
0.125% due 07/15/2026 (k)	12,180	11,923
0.375% due 07/15/2023	292	293
0.375% due 07/15/2025 (m)(o)	18,786	18,785
0.375% due 07/15/2025 (m)	3,290	3,290
0.500% due 01/15/2028 (k)	20,714	20,684
0.625% due 07/15/2021 (m)	1,340	1,353
0.625% due 01/15/2024 (k)	19,309	19,507
0.625% due 01/15/2026 (k)	6,673	6,754
0.750% due 02/15/2042 (k)	6,784	6,620
0.875% due 02/15/2047	1,950	1,934
1.250% due 07/15/2020 (m)	9,706	9,852
1.375% due 02/15/2044 (m)	3,305	3,660
1.375% due 02/15/2044 (k)	9,147	10,130
1.750% due 01/15/2028	108	120
2.125% due 02/15/2040	1,362	1,703
2.125% due 02/15/2041	115	144
2.500% due 01/15/2029 (m)(o)	30,891	36,645
3.375% due 04/15/2032	1,134	1,531
3.875% due 04/15/2029	3,276	4,333

U.S. Treasury Notes
1.625% due 05/15/2026 (k)	28,700	27,396
2.000% due 02/15/2025 (k)	36,800	36,224
2.750% due 02/15/2024 (k)(m)	46,900	48,007

Total U.S. Treasury Obligations (Cost $272,045)		273,080

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%

Adjustable Rate Mortgage Trust
5.176% due 07/25/2035 ~	279	278

American Home Mortgage Investment Trust
4.185% due 09/25/2045 •	2	2

Banc of America Funding Trust
4.483% due 05/20/2036 ^~	617	606

BCAP LLC Trust
4.356% due 01/26/2034 ~	75	74

Bear Stearns Adjustable Rate Mortgage Trust
4.807% due 01/25/2035 ~	331	335

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
4.505% due 07/25/2035 ^~		$976	$801

Bear Stearns Structured Products, Inc. Trust
4.335% due 01/26/2036 ^~		107	97

Chase Mortgage Finance Trust
4.380% due 02/25/2037 ~		182	183
4.621% due 02/25/2037 ~		274	278
5.500% due 12/25/2022 ^		512	359

ChaseFlex Trust
6.300% due 06/25/2036 ^~		81	71

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.766% due 01/25/2035 •		8	8

Citigroup Mortgage Loan Trust
4.990% due 11/25/2035 •		144	144

Countrywide Alternative Loan Trust
6.000% due 03/25/2037 ^		9,677	6,920
6.500% due 09/25/2037 ^		1,926	1,306

Countrywide Home Loan Mortgage Pass-Through Trust
3.869% due 11/20/2034 ~		579	580
3.873% due 08/20/2035 ^~		2,553	2,471

Credit Suisse First Boston Mortgage Securities Corp.
4.700% due 04/25/2034 ~		15	15

Credit Suisse Mortgage Capital Certificates
6.000% due 05/27/2037		18	19

Eurosail PLC
1.793% due 06/13/2045 •	GBP	2,413	3,117

F-E Mortgages SRL
0.020% due 12/15/2043 •	EUR	451	505

First Horizon Alternative Mortgage Securities Trust
4.279% due 04/25/2035 ~		$412	413

Grecale RMBS SRL
0.194% due 01/27/2061 •	EUR	616	691

GS Mortgage Securities Trust
3.849% due 12/10/2043		$283	285

GSR Mortgage Loan Trust
4.460% due 11/25/2035 ~		305	305
4.521% due 09/25/2035 ~		17	17

HarborView Mortgage Loan Trust
2.612% due 03/19/2037 •		1,167	1,119
2.792% due 11/19/2035 •		979	932
2.828% due 06/20/2035 •		650	645

HomeBanc Mortgage Trust
2.816% due 10/25/2035 •		306	308

IndyMac Mortgage Loan Trust
2.696% due 07/25/2036 •		1,539	1,422
4.284% due 11/25/2035 ^~		290	274

JPMorgan Alternative Loan Trust
2.676% due 06/25/2037 •		571	572
6.310% due 08/25/2036 ^Ø		3,972	3,689

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
4.327% due 07/25/2035 ~		$146	$147
4.389% due 04/25/2035 ~		59	60

MASTR Adjustable Rate Mortgages Trust
4.467% due 11/21/2034 ~		265	273

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.224% due 09/15/2030 •		148	147

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.964% due 06/15/2030 •		14	14

Merrill Lynch Mortgage Investors Trust
3.978% due 06/25/2035 ~		399	400
4.308% due 12/25/2034 ~		125	126
4.625% due 05/25/2036 ~		4	4

Natixis Commercial Mortgage Securities Trust
3.234% due 02/15/2033 •		4,750	4,717

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.866% due 12/25/2035 •		9,138	8,590

Residential Accredit Loans, Inc. Trust
2.666% due 06/25/2046 •		121	50
6.000% due 09/25/2036		341	303
6.000% due 09/25/2036 ^		891	792

Residential Asset Securitization Trust
6.500% due 09/25/2036 ^		10,270	6,830

Structured Adjustable Rate Mortgage Loan Trust
3.439% due 11/25/2034 •		999	960

Structured Asset Mortgage Investments Trust
2.696% due 05/25/2036 •		151	140
3.162% due 05/19/2035 •		74	73

Thornburg Mortgage Securities Trust
4.094% due 03/25/2037 ^•		3,938	3,541

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	11,100	14,461

Vornado DP LLC Trust
2.970% due 09/13/2028		$353	353

WaMu Mortgage Pass-Through Certificates Trust
2.856% due 01/25/2045 •		769	769
3.226% due 11/25/2034 •		356	354
3.286% due 01/25/2045 •		482	483
4.050% due 06/25/2034 ~		74	75
4.154% due 10/25/2034 ~		68	68
4.377% due 01/25/2035 ~		77	79

Wells Fargo Mortgage-Backed Securities Trust
4.451% due 06/25/2033 ~		41	42
4.580% due 03/25/2035 ~		184	188
4.745% due 04/25/2036 ~		4	4
4.810% due 03/25/2036 ~		5	6
4.974% due 12/25/2034 ~		28	29
5.000% due 03/25/2036		28	26

22	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.170% due 04/25/2036 ~		$616	$608

Total Non-Agency Mortgage-Backed Securities (Cost $74,140)			73,553

ASSET-BACKED SECURITIES 6.6%

ACE Securities Corp. Home Equity Loan Trust
3.161% due 05/25/2035 •		145	145
3.356% due 05/25/2035 •		837	826
3.386% due 12/25/2034 •		640	628

Apidos CLO
3.741% due 01/19/2025 •		4,422	4,423

Asset-Backed Securities Corp. Home Equity Loan Trust
2.716% due 11/25/2036 •		6,600	6,144

Atrium Corp.
3.591% due 04/22/2027 •		3,200	3,174

Babson Euro CLO BV
0.512% due 10/25/2029 •	EUR	800	896

Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 Ø		$263	264
4.090% due 05/28/2033 Ø		1,566	1,569

Bear Stearns Asset-Backed Securities Trust
2.986% due 09/25/2046 •		592	489
3.146% due 02/25/2036 •		8,587	7,684

Benefit Street Partners CLO Ltd.
3.560% due 07/18/2027 •		1,500	1,492

Carlyle Global Market Strategies Euro CLO DAC
1.200% due 09/21/2029	EUR	400	450

Catamaran CLO Ltd.
3.615% due 01/27/2028 •		$4,180	4,153

CoreVest American Finance Trust
2.968% due 10/15/2049		915	908

Countrywide Asset-Backed Certificates
3.521% due 12/25/2035 •		2,600	2,527

Countrywide Asset-Backed Certificates Trust
3.341% due 08/25/2034 •		148	145
4.211% due 11/25/2034 •		2,831	2,790

Countrywide Asset-Backed Certificates Trust, Inc.
3.266% due 11/25/2034 •		352	352

Dryden Senior Loan Fund
3.687% due 10/15/2027 •		5,200	5,173

Fremont Home Loan Trust
2.626% due 01/25/2037 •		2,338	1,481
2.726% due 10/25/2036 •		7,568	3,914
3.206% due 07/25/2035 •		22	22

GSAMP Trust
2.686% due 11/25/2036 •		1,085	658

Halcyon Loan Advisors Funding Ltd.
3.681% due 04/20/2027 •		2,500	2,487

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
3.536% due 11/25/2034 •		337	333

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jamestown CLO Ltd.
3.477% due 07/15/2026 •		$3,175	$3,165

Jubilee CLO BV
0.490% due 12/15/2029 •	EUR	1,940	2,169

KVK CLO Ltd.
3.697% due 01/14/2028		$550	546

Massachusetts Educational Financing Authority
3.721% due 04/25/2038 •		976	978

Morgan Stanley ABS Capital, Inc. Trust
3.416% due 03/25/2035 •		248	250
3.521% due 07/25/2035 •		7,435	7,421

Morgan Stanley Home Equity Loan Trust
3.191% due 08/25/2035 •		304	306

Nelnet Student Loan Trust
3.551% due 07/27/2048 •		1,004	1,010

New Century Home Equity Loan Trust
3.221% due 07/25/2035 •		41	41

North Carolina State Education Assistance Authority
3.286% due 07/25/2039 •		5,302	5,285

OCP CLO Ltd.
3.585% due 10/26/2027 •		5,230	5,201
3.587% due 07/15/2027 •		3,100	3,075
3.623% due 04/17/2027 •		1,700	1,694

OFSI Fund Ltd.
3.437% due 03/20/2025 •		4,570	4,560

OHA Credit Partners Ltd.
3.771% due 10/20/2025		2,540	2,552

Option One Mortgage Loan Trust
2.626% due 01/25/2037 •		2,783	2,087
2.626% due 03/25/2037 •		2,410	1,794

Palmer Square Loan Funding Ltd.
3.437% due 07/15/2026 •		14,385	14,245

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.236% due 07/25/2035 •		211	211
3.461% due 10/25/2034 •		65	65

Residential Asset Mortgage Products Trust
3.281% due 06/25/2035 •		382	384

Residential Asset Securities Corp. Trust
2.866% due 02/25/2036 •		250	251

Saxon Asset Securities Trust
2.796% due 09/25/2047 •		1,373	1,330

SLM Private Education Loan Trust
4.734% due 06/16/2042 •		1,700	1,724

SLM Student Loan Trust
4.271% due 04/25/2023 •		2,928	2,964

Sound Point CLO Ltd.
3.641% due 07/20/2027 •		1,300	1,296
3.647% due 04/15/2027 •		4,400	4,400
3.651% due 01/20/2028 •		8,500	8,472

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
3.436% due 10/25/2037 •		$1,406	$1,173

Structured Asset Securities Corp. Mortgage Loan Trust
3.989% due 04/25/2035 •		141	138

Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •		9,346	9,349

Symphony CLO Ltd.
3.817% due 10/15/2025 •		11,141	11,151

THL Credit Wind River CLO Ltd.
3.657% due 10/15/2027 •		250	250

TICP CLO Ltd.
3.601% due 04/20/2028		20,520	20,336

Tralee CLO Ltd.
3.791% due 10/20/2027 •		3,600	3,585

Venture CDO Ltd.
2.991% due 01/20/2022 •		152	152

Venture CLO Ltd.
3.667% due 07/15/2027 •		2,900	2,887

Wells Fargo Home Equity Asset-Backed Securities Trust
2.746% due 05/25/2036 •		139	140

Total Asset-Backed Securities (Cost $179,109)			179,764

SOVEREIGN ISSUES 2.4%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	9,207	2,241

New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	3,352	2,474

United Kingdom Gilt
1.250% due 11/22/2027 (f)	GBP	34,425	60,500

Total Sovereign Issues (Cost $64,950)			65,215

SHORT-TERM INSTRUMENTS 73.2%

CERTIFICATES OF DEPOSIT 0.8%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$22,700	22,740

COMMERCIAL PAPER 3.5%

Bank of Montreal
1.816% due 04/30/2019	CAD	13,500	10,087

Boston Scientific Corp.
2.850% due 04/23/2019		$12,800	12,776
2.900% due 05/20/2019		15,800	15,737

Cigna Corp.
2.920% due 05/29/2019		4,400	4,379

Enable Midstream Partners LP
3.300% due 05/13/2019		7,500	7,471
3.300% due 05/20/2019		7,000	6,969

Energy Transfer Partners
3.200% due 04/22/2019		22,950	22,904

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Bank Canada
1.863% due 04/29/2019	CAD	9,800	$7,322

Nissan Motor Acceptance Corp.
2.710% due 04/24/2019		$2,600	2,595
2.720% due 04/29/2019		5,200	5,189

			95,429

REPURCHASE AGREEMENTS (j) 66.2%
			1,811,236

JAPAN TREASURY BILLS 2.0%
(0.265)% due 05/13/2019 (d)(e)	JPY	6,100,000	55,050

U.S. TREASURY BILLS 0.7%
2.440% due 04/11/2019 - 05/23/2019 (c)(d)(o)		$20,141	20,097

Total Short-Term Instruments (Cost $2,005,089)			2,004,552

Total Investments in Securities (Cost $3,749,121)			3,752,665

		SHARES
INVESTMENTS IN AFFILIATES 13.4%

SHORT-TERM INSTRUMENTS 13.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.4%

PIMCO Short Asset Portfolio		36,741,133	365,538

PIMCO Short-Term Floating NAV Portfolio III		36,438	360

Total Short-Term Instruments (Cost $367,921)			365,898

Total Investments in Affiliates (Cost $367,921)			365,898

Total Investments 150.5% (Cost $4,117,042)			$4,118,563

Financial Derivative Instruments (l)(n) 0.3% (Cost or Premiums, net $(93))			7,774

Other Assets and Liabilities, net (50.8)%			(1,389,672)

Net Assets 100.0%			$2,736,665

24	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	3.832%	04/04/2019	09/26/2018	$1,499	$1,500	0.05%
CIMIC Group Ltd.	3.906	06/06/2019	06/28/2018	1,589	1,588	0.06
CIMIC Group Ltd.	4.090	06/17/2019	07/10/2018	694	694	0.03
CIMIC Group Ltd.	4.159	08/03/2019	08/13/2018	2,466	2,464	0.09
Lloyds Banking Group PLC	3.870	09/04/2019	05/22/2018	1,726	1,723	0.06
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	1,726	1,718	0.06
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	1,726	1,712	0.06

				$11,426	$11,399	0.41%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	2.510%	04/01/2019	04/02/2019	$700,000	U.S. Treasury Notes 2.625% - 2.875% due 05/15/2021 - 05/31/2025	$(712,866)	$700,000	$700,000
	3.300	03/29/2019	04/01/2019	850,000	U.S. Treasury Notes 2.625% due 05/15/2021	(864,846)	850,000	850,234
FICC	2.000	03/29/2019	04/01/2019	6,436	U.S. Treasury Notes 1.125% due 06/30/2021	(6,570)	6,436	6,437

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
MBC	2.650%	03/29/2019	04/05/2019	$200,000	U.S. Treasury Bonds 3.875% due 08/15/2040	$(16,300)	$200,000	$200,044
					U.S. Treasury Notes 2.875% due 04/30/2025 - 08/15/2028	(190,394)
NOM	2.700	03/29/2019	04/01/2019	54,800	U.S. Treasury Notes 2.875% due 10/31/2020	(55,942)	54,800	54,813

Total Repurchase Agreements						$(1,846,918)	$1,811,236	$1,811,528

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	3.000%	03/28/2019	04/08/2019	$(6,185)	$(6,187)
BOS	3.100	03/29/2019	04/01/2019	(13,806)	(13,810)
BSN	2.630	01/07/2019	04/04/2019	(6,583)	(6,624)
	2.630	03/25/2019	04/04/2019	(25,010)	(25,023)
	2.630	03/28/2019	04/04/2019	(34,444)	(34,453)
RCY	2.700	03/26/2019	04/04/2019	(29,390)	(29,403)
SCX	2.680	03/27/2019	04/18/2019	(43,065)	(43,081)

Total Reverse Repurchase Agreements					$(158,581)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BOS	2.650%	03/22/2019	04/22/2019	$(3,062)	$(3,065)

Total Sale-Buyback Transactions					$(3,065)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.7)%
Fannie Mae, TBA	3.500%	04/01/2049	$3,974	$(4,031)	$(4,030)
Fannie Mae, TBA	3.500	05/01/2049	15,026	(15,237)	(15,224)

Total U.S. Government Agencies				(19,268)	(19,254)

U.S. Treasury Obligations (0.8)%
U.S. Treasury Inflation Protected Securities	0.500	01/15/2028	13,571	(13,211)	(13,566)
U.S. Treasury Inflation Protected Securities	0.750	07/15/2028	8,925	(9,125)	(9,146)

Total U.S. Treasury Obligations				(22,336)	(22,712)

Total Short Sales (1.5)%				$(41,604)	$(41,966)

26	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
AZD	$1,550,234	$0	$0	$0	$1,550,234	$(1,577,712)	$(27,478)
BOM	0	(6,187)	0	0	(6,187)	6,172	(15)
BOS	0	(13,810)	0	0	(13,810)	13,850	40
BSN	0	(66,100)	0	0	(66,100)	66,150	50
FICC	6,437	0	0	0	6,437	(6,570)	(133)
MBC	200,044	0	0	0	200,044	(206,694)	(6,650)
NOM	54,813	0	0	0	54,813	(55,942)	(1,129)
RCY	0	(29,403)	0	0	(29,403)	29,333	(70)
SCX	0	(43,081)	0	0	(43,081)	42,870	(211)

Master Securities Forward Transaction Agreement
BOS	0	0	(3,065)	0	(3,065)	3,071	6
BPG	0	0	0	(22,712)	(22,712)	0	(22,712)

Total Borrowings and Other Financing Transactions	$1,811,528	$(158,581)	$(3,065)	$(22,712)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(13,810)	$(144,771)	$0	$0	$(158,581)

Total	$(13,810)	$(144,771)	$0	$0	$(158,581)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(3,065)	0	0	(3,065)

Total	$0	$(3,065)	$0	$0	$(3,065)

Total Borrowings	$(13,810)	$(147,836)	$0	$0	$(161,646)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(161,646)

(k)	Securities with an aggregate market value of $161,446 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(32,971) at a weighted average interest rate of 2.678%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(4)	Payable for short sales includes $(28) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - NYMEX Crude January 2020 Futures	$57.500	12/16/2019	80	$	80	$483	$339
Put - NYMEX Crude January 2020 Futures	58.000	12/16/2019	76		76	480	337
Put - NYMEX Crude January 2020 Futures	58.500	12/16/2019	36		36	238	167
Call - NYMEX Crude June 2020 Futures	58.500	05/14/2020	150		150	944	961
Put - NYMEX Crude June 2020 Futures	58.500	05/14/2020	150		150	944	911
Call - NYMEX Crude June 2020 Futures	59.000	05/14/2020	200		200	1,225	1,215
Put - NYMEX Crude June 2020 Futures	59.000	05/14/2020	200		200	1,266	1,269
Put - NYMEX Crude October 2019 Futures	58.000	09/17/2019	84		84	450	283

Total Purchased Options						$6,030	$5,482

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT Corn July 2019 Futures	$390.000	06/21/2019	130	$	650	$(113)	$(185)
Put - CBOT Corn July 2019 Futures	400.000	06/21/2019	96		480	(106)	(178)
Put - CBOT Wheat July 2019 Futures	440.000	06/21/2019	175		875	(107)	(66)
Put - CBOT Wheat July 2019 Futures	450.000	06/21/2019	344		1,720	(223)	(196)
Put - CBOT Wheat July 2019 Futures	460.000	06/21/2019	247		1,235	(179)	(199)
Call - NYMEX Crude June 2019 Futures	62.000	05/16/2019	156		156	(157)	(217)
Call - NYMEX Crude June 2019 Futures	62.500	05/16/2019	168		168	(168)	(202)
Call - NYMEX Crude June 2019 Futures	63.000	05/16/2019	252		252	(243)	(260)
Call - NYMEX Crude June 2019 Futures	63.500	05/16/2019	156		156	(144)	(137)
Call - NYMEX Crude May 2019 Futures	57.000	04/16/2019	156		156	(171)	(546)
Call - NYMEX Crude May 2019 Futures	58.000	04/16/2019	156		156	(172)	(418)
Call - NYMEX Crude May 2019 Futures	59.000	04/16/2019	168		168	(167)	(326)
Call - NYMEX Crude May 2019 Futures	60.000	04/16/2019	240		240	(247)	(317)
Call - NYMEX Crude May 2019 Futures	60.500	04/16/2019	72		72	(65)	(76)
Put - NYMEX Natural Gas June 2019 Futures	2.650	05/28/2019	72		720	(26)	(44)
Put - NYMEX Natural Gas June 2019 Futures	2.700	05/28/2019	300		3,000	(137)	(244)
Put - NYMEX Natural Gas June 2019 Futures	2.750	05/28/2019	732		7,320	(320)	(788)
Put - NYMEX Natural Gas May 2019 Futures	2.500	04/25/2019	84		840	(34)	(10)
Put - NYMEX Natural Gas May 2019 Futures	2.550	04/25/2019	192		1,920	(89)	(38)
Put - NYMEX Natural Gas May 2019 Futures	2.600	04/25/2019	324		3,240	(150)	(107)
Put - NYMEX Natural Gas May 2019 Futures	2.650	04/25/2019	480		4,800	(187)	(255)
Put - NYMEX Natural Gas May 2019 Futures	2.700	04/25/2019	168		1,680	(70)	(135)
Put - NYMEX RBOB Gasoline December 2019 Futures	155.000	11/25/2019	80		34	(606)	(404)
Put - NYMEX RBOB Gasoline December 2019 Futures	156.000	11/25/2019	76		32	(590)	(397)
Put - NYMEX RBOB Gasoline December 2019 Futures	157.000	11/25/2019	36		15	(287)	(194)
Put - NYMEX RBOB Gasoline September 2019 Futures	171.000	08/27/2019	84		35	(529)	(294)
Call - NYMEX WTI-Brent Crude Spread July 2019 Futures	6.000	05/30/2019	67		67	(36)	(36)
Call - NYMEX WTI-Brent Crude Spread July 2019 Futures	7.000	05/30/2019	34		34	(27)	(35)
Put - NYMEX WTI-Brent Crude Spread July 2019 Futures	9.000	05/30/2019	67		67	(18)	(18)
Put - NYMEX WTI-Brent Crude Spread July 2019 Futures	10.000	05/30/2019	34		34	(2)	(5)

28	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - NYMEX WTI-Brent Crude Spread June 2019 Futures	$7.000	04/29/2019	148	$	148	$(55)	$(81)
Put - NYMEX WTI-Brent Crude Spread June 2019 Futures	10.000	04/29/2019	148		148	(59)	(12)

Total Written Options						$(5,484)	$(6,420)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum May Futures	05/2019	47	$	2,234	$10	$0	$0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2020	9		19	(10)	1	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2020	9		20	(9)	1	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2020	9		20	(10)	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2020	9		18	(11)	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2020	9		17	(12)	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2020	9		20	(9)	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2020	9		20	(9)	1	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2020	9		19	(11)	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2020	9		20	(10)	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2020	9		20	(10)	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2020	9		19	(10)	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2020	9		20	(10)	0	0
Brent Crude December Futures	10/2019	3,701		244,747	2,609	1,595	(62)
Brent Crude December Futures	10/2020	3,011		192,614	8,553	1,254	0
Brent Crude December Futures	10/2021	857		53,203	(66)	103	(36)
Brent Crude November Futures	09/2019	89		5,903	(94)	43	0
Brent Crude October Futures	08/2019	89		5,919	363	43	0
Brent Crude September Futures	07/2019	12		801	6	6	0
Chicago Ethanol (Platts) April Futures	04/2019	78		4,414	24	0	(106)
Chicago Ethanol (Platts) August Futures	08/2019	12		684	(16)	0	(14)
Chicago Ethanol (Platts) December Futures	12/2019	216		12,156	(325)	0	(249)
Chicago Ethanol (Platts) July Futures	07/2019	12		685	(14)	0	(14)
Chicago Ethanol (Platts) June Futures	06/2019	186		10,605	(364)	0	(236)
Chicago Ethanol (Platts) May Futures	05/2019	177		10,092	(32)	2	(223)
Chicago Ethanol (Platts) November Futures	11/2019	216		12,202	(254)	0	(249)
Chicago Ethanol (Platts) October Futures	10/2019	216		12,247	(235)	0	(249)
Chicago Ethanol (Platts) September Futures	09/2019	12		683	(17)	0	(14)
Cocoa July Futures	07/2019	96		2,179	(33)	18	0
Copper December Futures	12/2019	400		64,885	2,234	0	0
Copper May Futures	05/2019	19		1,395	4	30	0
Copper September Futures	09/2019	185		30,002	1,324	0	0
Corn December Futures	12/2019	2,081		40,033	(1,428)	2	(1,336)
Cotton No. 2 December Futures	12/2019	242		9,128	7	73	0
Gas Oil July Futures	07/2019	24		1,468	(3)	14	0
Gas Oil May Futures	05/2019	47		2,854	(28)	27	0
Gas Oil September Futures	09/2019	91		5,612	(4)	52	0
Hard Red Winter Wheat July Futures	07/2019	1,273		27,863	(4,751)	0	(573)
Hard Red Winter Wheat May Futures	05/2019	42		903	(36)	0	(18)
Henry Hub Natural Gas April Futures	03/2020	172		1,127	(21)	0	(3)
Henry Hub Natural Gas August Futures	07/2020	172		1,131	(17)	0	(3)
Henry Hub Natural Gas December Futures	11/2020	92		652	28	0	0
Henry Hub Natural Gas February Futures	01/2020	92		697	73	0	(4)
Henry Hub Natural Gas January Futures	12/2019	92		710	86	0	(5)
Henry Hub Natural Gas July Futures	06/2020	172		1,129	(18)	0	(3)
Henry Hub Natural Gas June Futures	05/2020	172		1,118	(30)	0	(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Henry Hub Natural Gas March Futures	02/2020	92	$	671	$47	$0	$(3)
Henry Hub Natural Gas May Futures	04/2020	172		1,107	(40)	0	(3)
Henry Hub Natural Gas November Futures	10/2020	92		617	(7)	0	0
Henry Hub Natural Gas October Futures	09/2020	172		1,133	(14)	0	(1)
Henry Hub Natural Gas September Futures	08/2020	172		1,124	(24)	0	(2)
Henry Hub Natural Gas Swap August Futures	07/2019	41		287	(5)	0	(4)
Henry Hub Natural Gas Swap December Futures	11/2019	41		308	16	0	(3)
Henry Hub Natural Gas Swap July Futures	06/2019	41		284	(8)	0	(4)
Henry Hub Natural Gas Swap June Futures	05/2019	40		271	(13)	0	(5)
Henry Hub Natural Gas Swap May Futures	04/2019	41		273	(19)	0	(5)
Henry Hub Natural Gas Swap November Futures	10/2019	40		287	2	0	(3)
Henry Hub Natural Gas Swap October Futures	09/2019	41		288	(3)	0	(4)
Henry Hub Natural Gas Swap September Futures	08/2019	40		279	(5)	0	(4)
Lead September Futures	09/2019	149		7,534	(292)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures	04/2019	54		336	18	0	(9)
LLS (Argus) vs. WTI Spread Calendar Swap August Futures	08/2019	47		213	(8)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2019	47		169	(53)	3	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures	07/2019	47		234	12	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap June Futures	06/2019	54		291	(27)	0	(4)
LLS (Argus) vs. WTI Spread Calendar Swap May Futures	05/2019	54		315	(2)	0	(8)
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2019	47		168	(54)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2019	47		180	(42)	2	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures	09/2019	47		195	(27)	4	0
Natural Gas March Futures	02/2021	263		7,280	139	0	(3)
Natural Gas May Futures	04/2020	660		16,995	81	0	(53)
Natural Gas October Futures	09/2019	39		1,097	(18)	0	(14)
Natural Gas October Futures	09/2020	475		12,521	3	0	(14)
New York Harbor ULSD July Futures	06/2019	68		5,655	29	2	0
New York Harbor ULSD May Futures	04/2019	29		2,401	78	1	0
New York Harbor ULSD September Futures	08/2019	66		5,540	(72)	4	0
Nickel September Futures	09/2019	20		1,567	(81)	0	0
Platinum July Futures	07/2019	476		20,328	(165)	245	0
Propane April Futures	04/2019	50		1,347	(331)	16	0
Propane June Futures	06/2019	50		1,362	(315)	16	0
Propane May Futures	05/2019	50		1,355	(323)	16	0
RBOB Gasoline August Futures	07/2019	191		14,704	(1,075)	154	0
RBOB Gasoline July Futures	06/2019	936		72,806	272	747	0
RBOB Gasoline June Futures	05/2019	160		12,553	(39)	127	0
RBOB Gasoline September Futures	08/2019	91		6,916	171	75	0
Soybean March Futures	03/2020	248		11,575	(232)	0	(44)
Soybean May Futures	05/2019	91		4,023	(93)	0	(24)
Soybean Meal May Futures	05/2019	29		889	(18)	0	0
Soybean Oil May Futures	05/2019	147		2,501	(181)	0	(24)
U.S. Treasury 5-Year Note June Futures	06/2019	34		3,938	37	0	(8)
U.S. Treasury 10-Year Note June Futures	06/2019	258		32,048	(11)	26	(11)
U.S. Treasury 30-Year Bond June Futures	06/2019	145		21,700	605	0	(54)
Wheat December Futures	12/2019	853		20,675	(2,904)	0	(362)
White Sugar August Futures	07/2019	880		14,744	(338)	0	(71)
WTI Brent Financial April Futures	04/2019	39		(288)	74	14	0
WTI Brent Financial August Futures	08/2019	86		(515)	237	17	0
WTI Brent Financial December Futures	12/2019	86		(501)	252	6	0
WTI Brent Financial July Futures	07/2019	86		(534)	218	20	0
WTI Brent Financial June Futures	06/2019	39		(254)	109	11	0
WTI Brent Financial May Futures	05/2019	39		(268)	94	12	0

30	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
WTI Brent Financial November Futures	11/2019	86	$	(498)	$255	$9	$0
WTI Brent Financial October Futures	10/2019	86		(499)	254	12	0
WTI Brent Financial September Futures	09/2019	86		(506)	247	14	0
WTI Crude December Futures	11/2020	494		28,469	57	68	(179)
WTI Crude December Futures	11/2021	149		8,259	246	10	0
WTI Crude December Futures	11/2024	8		428	(24)	0	(1)
WTI Crude July Futures	06/2019	302		18,241	214	233	0
WTI Crude June Futures	05/2019	1,956		117,908	2,167	1,565	0
WTI Crude June Futures	05/2020	2,463		144,948	752	967	(2)
WTI Crude June Futures	05/2021	1,614		90,981	(2,452)	274	0
WTI Crude March Futures	02/2020	2,013		119,894	(4,210)	1,031	0
WTI Crude May Futures	04/2019	444		26,702	1,103	373	0
WTI Crude September Futures	08/2019	185		11,198	(467)	128	0
WTI Crude September Futures	08/2020	322		18,718	(1,468)	100	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2019	39		164	41	0	(7)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2019	39		113	(10)	1	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2019	39		177	54	0	(8)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2019	39		196	73	0	(7)
WTI Houston (Argus) vs. WTI Trade May Futures	04/2019	39		217	94	0	(3)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2019	39		123	0	0	(2)
WTI Houston (Argus) vs. WTI Trade October Futures	09/2019	39		133	9	0	(5)
WTI Houston (Argus) vs. WTI Trade September Futures	08/2019	39		150	27	0	(6)
Zinc September Futures	09/2019	112		8,077	340	0	0

					$371	$9,570	$(4,365)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2019	158	$(7,580)	$(59)	$0	$0
Aluminum September Futures	09/2019	217	(10,510)	(190)	0	0
Arabica Coffee May Futures	05/2019	78	(2,764)	283	0	(15)
Brent Crude April Futures	04/2019	23	(1,554)	175	0	(11)
Brent Crude August Futures	06/2019	191	(12,786)	1,305	0	(90)
Brent Crude December Futures	10/2022	1,256	(76,428)	(9)	0	(38)
Brent Crude July Futures	05/2019	569	(38,242)	(134)	0	(267)
Brent Crude June Futures	04/2019	1,889	(127,659)	(4,475)	0	(907)
Brent Crude June Futures	06/2019	23	(1,539)	189	0	(11)
Brent Crude June Futures	05/2020	2,433	(158,437)	(3,494)	0	(982)
Brent Crude June Futures	04/2021	507	(31,966)	(255)	0	(127)
Brent Crude June Futures	04/2022	231	(14,183)	119	0	(21)
Brent Crude May Futures	05/2019	23	(1,546)	183	0	(11)
Call Options Strike @ USD 64.500 on Brent Crude June 2020 Futures	04/2020	150	(1,095)	(40)	0	(14)
Call Options Strike @ USD 65.000 on Brent Crude June 2020 Futures	04/2020	64	(451)	(14)	0	(14)
Call Options Strike @ USD 65.250 on Brent Crude June 2020 Futures	04/2020	72	(497)	0	0	0
Call Options Strike @ USD 65.500 on Brent Crude June 2020 Futures	04/2020	64	(434)	3	2	0
Call Options Strike @ USD 70.000 on Brent Crude June 2019 Futures	04/2019	48	(35)	23	0	(1)
Call Options Strike @ USD 71.000 on Brent Crude July 2019 Futures	05/2019	84	(97)	(1)	0	(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ USD 71.000 on Brent Crude June 2019 Futures	04/2019	192	$(90)	$127	$0	$(2)
Call Options Strike @ USD 72.000 on Brent Crude July 2019 Futures	05/2019	72	(64)	4	0	(1)
Call Options Strike @ USD 72.500 on Brent Crude July 2019 Futures	05/2019	336	(262)	110	0	(7)
Call Options Strike @ USD 72.500 on Brent Crude June 2019 Futures	04/2019	192	(46)	167	0	0
Call Options Strike @ USD 73.000 on Brent Crude July 2019 Futures	05/2019	144	(98)	46	0	(1)
Call Options Strike @ USD 73.000 on Brent Crude June 2019 Futures	04/2019	180	(34)	164	0	0
Call Options Strike @ USD 73.500 on Brent Crude July 2019 Futures	05/2019	60	(35)	29	0	(1)
Call Options Strike @ USD 73.500 on Brent Crude June 2019 Futures	04/2019	180	(29)	156	0	0
Cocoa May Futures	05/2019	169	(3,853)	0	0	(42)
Cocoa September Futures	09/2019	352	(7,994)	(155)	0	(42)
Copper December Futures	12/2019	880	(64,933)	(2,361)	0	(1,320)
Copper July Futures	07/2019	72	(5,296)	(28)	0	(112)
Copper September Futures	09/2019	277	(20,408)	(862)	0	(422)
Corn July Futures	07/2019	513	(9,394)	439	449	(1)
Corn May Futures	05/2019	1,491	(26,577)	1,870	1,305	0
Corn September Futures	09/2019	1,103	(20,681)	996	882	0
Cotton No. 2 May Futures	05/2019	18	(698)	(5)	0	(16)
Euro-Bund 10-Year Bond June Futures	06/2019	39	(7,277)	(159)	11	0
Gold 100 oz. June Futures	06/2019	367	(47,655)	11	0	(117)
Henry Hub Natural Gas August Futures	07/2019	31	(217)	(2)	3	0
Henry Hub Natural Gas December Futures	11/2019	41	(308)	(23)	3	0
Henry Hub Natural Gas July Futures	06/2019	31	(215)	0	3	0
Henry Hub Natural Gas June Futures	05/2019	30	(203)	4	4	0
Henry Hub Natural Gas May Futures	04/2019	31	(206)	8	4	0
Henry Hub Natural Gas November Futures	10/2019	40	(287)	(9)	3	0
Henry Hub Natural Gas October Futures	09/2019	31	(218)	(4)	3	0
Henry Hub Natural Gas September Futures	08/2019	30	(209)	(2)	3	0
Lean Hogs June Futures	06/2019	137	(4,853)	(536)	178	0
Live Cattle June Futures	06/2019	164	(7,806)	44	41	0
Mars (Argus) vs. WTI Spread Calendar Swap April Futures	04/2019	54	(318)	(54)	1	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures	06/2019	54	(268)	(5)	0	(1)
Mars (Argus) vs. WTI Spread Calendar Swap May Futures	05/2019	54	(295)	(31)	3	0
Natural Gas April Futures	03/2020	728	(19,074)	37	44	0
Natural Gas April Futures	03/2021	263	(6,609)	(100)	3	0
Natural Gas June Futures	05/2019	519	(14,080)	464	204	0
Natural Gas March Futures	02/2020	407	(11,868)	116	49	0
Natural Gas May Futures	04/2019	320	(8,518)	153	119	(13)
Nickel July Futures	07/2019	26	(2,029)	39	0	0
Nickel May Futures	05/2019	5	(389)	5	0	0
Put Options Strike @ USD 64.500 on Brent Crude June 2020 Futures	04/2020	150	(1,002)	53	46	0
Put Options Strike @ USD 65.000 on Brent Crude June 2020 Futures	04/2020	64	(443)	10	10	0
Put Options Strike @ USD 65.250 on Brent Crude June 2020 Futures	04/2020	72	(511)	0	0	0
Put Options Strike @ USD 65.500 on Brent Crude June 2020 Futures	04/2020	64	(458)	(6)	0	(6)
RBOB Gasoline May Futures	04/2019	144	(11,385)	133	0	(113)
Silver May Futures	05/2019	112	(8,462)	177	0	(77)
Soybean January Futures	01/2020	248	(11,507)	236	56	0
Soybean November Futures	11/2019	1,185	(54,451)	1,626	275	0

32	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Sugar No. 11 July Futures	06/2019	880	$(12,468)	$9	$1	$(19)
Sugar No. 11 May Futures	04/2019	197	(2,765)	49	0	(2)
Sugar No. 11 October Futures	09/2019	488	(7,078)	35	0	(16)
U.S. Treasury 2-Year Note June Futures	06/2019	4	(852)	(3)	1	0
United Kingdom Long Gilt June Futures	06/2019	367	(61,839)	(975)	29	(43)
Wheat July Futures	07/2019	54	(1,251)	40	63	0
Wheat May Futures	05/2019	377	(8,629)	1,297	127	0
Wheat September Futures	09/2019	1,172	(27,601)	2,723	454	0
WTI Crude December Futures	11/2019	8,187	(493,021)	(17,008)	39	(4,856)
WTI Crude December Futures	11/2021	1,147	(63,578)	254	43	(60)
WTI Crude December Futures	11/2022	237	(12,812)	(28)	17	0
WTI Crude December Futures	11/2023	8	(429)	27	1	0
WTI Crude June Futures	05/2019	462	(27,849)	(926)	0	(370)
WTI Crude September Futures	08/2019	108	(6,537)	30	34	(4)
WTI Houston (Argus) vs. WTI Trade April Futures	03/2020	43	(128)	57	0	(3)
WTI Houston (Argus) vs. WTI Trade August Futures	07/2020	43	(126)	59	0	(3)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	43	(125)	60	0	(3)
WTI Houston (Argus) vs. WTI Trade February Futures	01/2020	43	(129)	56	0	(3)
WTI Houston (Argus) vs. WTI Trade January Futures	12/2019	43	(126)	59	0	(1)
WTI Houston (Argus) vs. WTI Trade July Futures	06/2020	43	(126)	59	0	(3)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2020	43	(128)	57	0	(3)
WTI Houston (Argus) vs. WTI Trade March Futures	02/2020	43	(132)	53	0	(6)
WTI Houston (Argus) vs. WTI Trade May Futures	04/2020	43	(128)	57	0	(3)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	43	(125)	60	0	(3)
WTI Houston (Argus) vs. WTI Trade October Futures	09/2020	43	(125)	60	0	(3)
WTI Houston (Argus) vs. WTI Trade September Futures	08/2020	43	(126)	59	0	(3)
WTI Midland vs WTI Trade April Futures	03/2020	43	13	52	0	0
WTI Midland vs WTI Trade August Futures	07/2020	43	18	57	0	0
WTI Midland vs WTI Trade December Futures	11/2020	43	18	57	0	0
WTI Midland vs WTI Trade February Futures	01/2020	43	11	50	0	0
WTI Midland vs WTI Trade January Futures	12/2019	43	11	50	0	0
WTI Midland vs WTI Trade July Futures	06/2020	43	18	57	0	0
WTI Midland vs WTI Trade June Futures	05/2020	43	16	55	0	0
WTI Midland vs WTI Trade March Futures	02/2020	43	11	50	0	0
WTI Midland vs WTI Trade May Futures	04/2020	43	16	55	0	0
WTI Midland vs WTI Trade November Futures	10/2020	43	18	57	0	0
WTI Midland vs WTI Trade October Futures	09/2020	43	18	57	0	0
WTI Midland vs WTI Trade September Futures	08/2020	43	18	57	0	0
Zinc July Futures	07/2019	32	(2,333)	(83)	0	0
Zinc May Futures	05/2019	93	(6,867)	(661)	0	0

				$(17,379)	$4,513	$(10,213)

Total Futures Contracts				$(17,008)	$14,083	$(14,578)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR	1,530	$25	$(3)	$22	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.655%	Semi-Annual	10/19/2023	$	7,700	$0	$173	$173	$0	$(16)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		19,280	477	(96)	381	39	0
Receive(5)	3-Month USD-LIBOR	2.800	Semi-Annual	10/28/2025		24,980	(12)	(579)	(591)	42	0
Receive(5)	3-Month USD-LIBOR	2.500	Semi-Annual	02/22/2026		194,100	(621)	(1,106)	(1,727)	281	0
Receive(5)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		71,600	(313)	17	(296)	101	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,300	(15)	15	0	6	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,100	(46)	47	1	3	0
Receive(5)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		11,850	(19)	280	261	15	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		94,710	(937)	4,553	3,616	252	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		34,400	1,760	(1,556)	204	92	0
Receive(5)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		226,100	140	(5,968)	(5,828)	119	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		32,240	2,791	(576)	2,215	83	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		11,000	1,100	(75)	1,025	30	0
Receive	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		5,000	0	(416)	(416)	16	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045	JPY	33,700	(104)	23	(81)	0	(4)
Receive	CPTFEMU	1.165	Maturity	12/15/2021	EUR	2,290	2	2	4	1	0
Receive	CPURNSA	2.069	Maturity	07/15/2022	$	3,500	0	(20)	(20)	8	0
Pay	CPURNSA	2.243	Maturity	11/21/2026		39,000	0	871	871	0	(119)
Pay	UKRPI	3.350	Maturity	05/15/2030	GBP	13,500	124	25	149	0	(22)
Pay	UKRPI	3.300	Maturity	12/15/2030		600	(29)	12	(17)	0	(1)
Pay	UKRPI	3.140	Maturity	04/15/2031		22,600	(2,375)	453	(1,922)	0	(37)
Pay	UKRPI	3.470	Maturity	09/15/2032		5,450	12	(25)	(13)	0	(6)

							$1,935	$(3,946)	$(2,011)	$1,088	$(205)

Total Swap Agreements							$1,960	$(3,949)	$(1,989)	$1,088	$(205)

34	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$5,482	$14,084	$1,088	$20,654	$(6,420)	$(14,579)	$(205)	$(21,204)

(m)

Securities with an aggregate market value of $65,230 and cash of $10,519 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $1 and liability of $(1) for closed futures is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	$	7,050	EUR	6,264	$0	$(23)
	05/2019	EUR	6,264	$	7,068	23	0
BPS	04/2019	BRL	4,043		1,070	38	0
	04/2019	IDR	15,087,380		1,072	13	0
	04/2019	$	1,058	IDR	15,087,380	1	0
	04/2019		330	MXN	6,480	3	0
	04/2019		2,135	PLN	8,085	0	(27)
	04/2019		962	TRY	5,201	0	(29)
	04/2019	ZAR	14,722	$	1,019	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2019	JPY	6,100,000	$	56,517	$1,290	$0
BRC	04/2019	BRL	8,058		2,125	67	0
	04/2019	IDR	15,214,353		1,070	5	0
	04/2019	$	1,016	BRL	4,031	14	0
	04/2020	DKK	180,520	$	28,196	188	0
CBK	04/2019	GBP	55,534		73,155	825	0
	04/2019	MXN	9,724		511	11	0
	04/2019	$	5,526	EUR	4,858	0	(77)
	04/2019		6,130	GBP	4,615	0	(120)
	05/2019		3,124	CAD	4,153	0	(13)
	05/2019		509	MXN	9,724	0	(11)
	06/2019	MXN	105,349	$	5,344	0	(11)
	06/2019	$	4,976	MXN	98,135	12	0
	04/2020	DKK	134,725	$	21,105	202	0
GLM	04/2019	BRL	12,907		3,337	42	0
	04/2019	CLP	717,664		1,092	37	0
	04/2019	TRY	5,201		926	0	(7)
	04/2019	$	2,253	BRL	8,780	0	(11)
	04/2019		906	TRY	5,201	0	(3)
HUS	04/2019	BRL	4,031	$	1,016	0	(14)
	04/2019	CAD	49,104		36,896	246	(107)
	04/2019	CLP	1,441,737		2,192	74	0
	04/2019	IDR	30,240,498		2,122	6	(2)
	04/2019	MXN	20,969		1,099	19	0
	04/2019	RUB	69,136		1,067	18	0
	04/2019	$	1,042	BRL	4,031	0	(12)
	04/2019		1,067	CLP	726,846	1	0
	04/2019		5,423	MXN	104,399	0	(56)
	04/2019		1,871	TRY	10,364	0	(53)
	04/2019		3,178	ZAR	44,995	0	(62)
	06/2019		952	INR	68,538	25	0
IND	05/2019		17,375	CAD	22,987	0	(155)
JPM	04/2019	BRL	8,780	$	2,253	11	0
	04/2019	EUR	16,221		18,516	320	0
	04/2019	NZD	4,844		3,313	14	0
	04/2019	$	2,334	BRL	8,780	0	(92)
	04/2019		5,814	EUR	5,099	0	(95)
	04/2019		166	MXN	3,244	0	0
	04/2019		953	TRY	5,304	0	(22)
	07/2019		1,066	DKK	7,018	0	(3)
	01/2020	BRL	9,207	$	2,393	95	0
RYL	04/2019	CLP	2,156,450		3,196	28	(1)
	04/2019	IDR	30,174,760		2,117	4	(1)
	04/2019	$	1,071	CLP	726,846	0	(3)
	04/2019		1,063	IDR	15,087,380	0	(3)
SCX	04/2019		67,411	GBP	50,919	0	(1,092)
	05/2019	GBP	50,919	$	67,513	1,090	0
UAG	04/2019	$	19,220	CAD	25,804	89	0
	05/2019	CAD	25,804	$	19,235	0	(90)
	04/2020	DKK	212,455		33,259	296	0

Total Forward Foreign Currency Contracts						$5,107	$(2,196)

36	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC WTI-Brent Crude Spread June 2019 Futures	$7.000	04/29/2019	149	$(55)	$(82)
	Put - OTC WTI-Brent Crude Spread June 2019 Futures	10.000	04/29/2019	149	(55)	(12)

					$(110)	$(94)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	7,400	$(7)	$0
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	6,300	(7)	0
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	6,800	(7)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	6,800	(6)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	5,300	(6)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	7,500	(8)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	7,300	(7)	(1)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	7,300	(12)	0

						$(60)	$(1)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)10 - (Final Index/Initial Index)] or 0	09/29/2020	900	$(12)	$0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,000	(98)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	10,900	(496)	(25)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,600	(135)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	12,800	(89)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	47,600	(538)	(1)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	14,400	(266)	(11)

						$(1,634)	$(37)

Total Written Options						$(1,804)	$(132)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CBOT Wheat July Futures	$524.750	Maturity	06/21/2019	2,275,000	$104	$1,281	$1,385	$0
	Pay	EURMARGIN 2Q19	8.600	Maturity	06/30/2019	268,200	(37)	138	101	0
	Pay	EURMARGIN 3Q19	8.250	Maturity	09/30/2019	14,100	0	2	2	0
	Receive	EURMARGIN 4Q19	6.080	Maturity	12/31/2019	54,300	0	15	15	0
	Receive	EURMARGIN CAL20	10.000	Maturity	12/31/2020	382,800	(469)	157	0	(312)
	Receive	JETBRENT 1Q19 «	1.107	Maturity	06/30/2019	42,627	0	(46)	0	(46)
	Receive	JETBRENT 3Q19 «	0.340	Maturity	09/30/2019	40,731	0	9	9	0
	Pay	JETBRENT CAL19 «	0.000	Maturity	12/31/2019	127,881	0	124	124	0
	Receive	NAPGASFO J19	5.350	Maturity	04/30/2019	42,000	(111)	102	0	(9)
	Receive	PLATGOLD N9	410.750	Maturity	07/09/2019	9,700	0	(336)	0	(336)
CBK	Receive	Hard Red Winter Wheat July Futures	478.000	Maturity	06/21/2019	745,000	0	(298)	0	(298)
	Receive	MEHMID CAL20	1.840	Maturity	12/31/2021	400,800	(5)	166	161	0
GST	Receive	CBOT Corn December Futures	398.500	Maturity	11/22/2019	1,340,000	0	(181)	0	(181)
	Receive	CBOT Corn December Futures	398.750	Maturity	11/22/2019	715,000	0	(98)	0	(98)
	Receive	CBOT Corn December Futures	402.250	Maturity	11/22/2019	3,195,000	0	(550)	0	(550)
	Receive	CBOT Corn December Futures	403.250	Maturity	11/22/2019	1,550,000	0	(282)	0	(282)
	Pay	CBOT Wheat July Futures	506.400	Maturity	06/21/2019	1,235,000	0	527	527	0
	Pay	CBOT Wheat July Futures	524.000	Maturity	06/21/2019	1,715,000	0	1,031	1,031	0
	Pay	CBOT Wheat July Futures	525.000	Maturity	06/21/2019	600,000	0	367	367	0
	Pay	CBOT Wheat July Futures	530.662	Maturity	06/21/2019	650,000	0	434	434	0
	Pay	CBOT Wheat July Futures	532.250	Maturity	06/21/2019	905,000	0	618	618	0
	Pay	CBOT Wheat July Futures	532.500	Maturity	06/21/2019	910,000	0	624	624	0
	Receive	COCL CAL19	5.300	Maturity	12/31/2019	175,500	(17)	(170)	0	(187)
	Pay	Cotton No. 2 December Futures	73.580	Maturity	11/08/2019	5,800,000	0	(106)	0	(106)
	Pay	EURMARGIN 3Q19	8.288	Maturity	09/30/2019	224,100	0	34	34	0
	Receive	EURMARGIN 4Q19	5.415	Maturity	12/31/2019	100,500	0	94	94	0
	Receive	EURMARGIN CAL19	7.050	Maturity	12/31/2019	419,400	(36)	266	230	0
	Receive	EURMARGIN CAL20	8.550	Maturity	12/31/2020	202,800	(8)	127	119	0
	Receive	JETBRENT 1Q19 «	0.000	Maturity	06/30/2019	56,436	0	(56)	0	(56)
	Pay	JETBRENT CAL19 «	0.000	Maturity	12/31/2019	81,810	0	52	52	0
	Receive	KWW N9	15.750	Maturity	06/21/2019	1,140,000	0	(113)	0	(113)
	Receive	KWW N9	15.250	Maturity	06/21/2019	1,135,000	0	(118)	0	(118)
	Pay	MARSDUB 2H19	3.725	Maturity	12/31/2019	60,000	0	(101)	0	(101)
	Receive	MEHCL CAL19	2.650	Maturity	12/31/2019	156,000	(13)	247	234	0
	Pay	NAPGASFO J19	5.300	Maturity	04/30/2019	42,000	(12)	19	7	0
	Receive	PLATGOLD N9	411.500	Maturity	07/08/2019	3,950	0	(133)	0	(133)
JPM	Receive	CBOT Corn December Futures	398.375	Maturity	11/22/2019	1,325,000	0	(177)	0	(177)
	Receive	CBOT Corn December Futures	398.500	Maturity	11/22/2019	715,000	0	(97)	0	(97)
	Pay	CBOT Soybean November Futures	948.000	Maturity	10/25/2019	1,480,000	0	423	423	0
	Pay	CBOT Soybean November Futures	953.688	Maturity	10/25/2019	1,560,000	0	533	533	0

38	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	CBOT Wheat July Futures	$502.500	Maturity	06/21/2019	810,000	$0	$314	$314	$0
	Pay	CBOT Wheat May Futures	511.000	Maturity	04/26/2019	880,000	0	468	468	0
	Receive	EURMARGIN CAL19	6.750	Maturity	12/31/2019	119,700	(40)	141	101	0
	Receive	EURMARGIN CAL20	9.900	Maturity	12/31/2020	98,400	(1)	(70)	0	(71)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	43,200	0	(147)	0	(147)
	Receive	Hard Red Winter Wheat July Futures	479.375	Maturity	06/21/2019	745,000	0	(308)	0	(308)
	Receive	Hard Red Winter Wheat July Futures	501.500	Maturity	06/21/2019	345,000	0	(219)	0	(219)
	Receive	Hard Red Winter Wheat July Futures	504.500	Maturity	06/21/2019	345,000	0	(229)	0	(229)
	Receive	MARSDUB 2H19	5.650	Maturity	12/31/2019	60,000	0	214	214	0
MAC	Receive	COCL CAL19	5.380	Maturity	12/31/2019	156,600	(7)	(147)	0	(154)
	Receive	EURMARGIN 2H19	6.960	Maturity	12/31/2019	28,200	0	8	8	0
	Pay	EURMARGIN 3Q19	8.260	Maturity	09/30/2019	40,800	0	5	5	0
	Receive	EURMARGIN 4Q19	5.400	Maturity	12/31/2019	50,100	0	48	48	0
	Receive	EURMARGIN CAL19	6.710	Maturity	12/31/2019	40,500	0	36	36	0
	Receive	EURMARGIN CAL19	8.500	Maturity	12/31/2019	36,900	0	13	13	0
	Receive	EURMARGIN CAL20	8.500	Maturity	12/31/2020	78,000	0	50	50	0
	Receive	Hard Red Winter Wheat July Futures	515.500	Maturity	06/21/2019	855,000	0	(661)	0	(661)
	Receive	MEHCL CAL19	2.700	Maturity	12/31/2019	139,200	0	202	202	0
MYC	Receive	EURMARGIN 2H19	6.870	Maturity	12/31/2019	55,800	0	21	21	0
	Receive	EURMARGIN 2H19	6.970	Maturity	12/31/2019	55,200	0	15	15	0
	Receive	EURMARGIN 2H19	7.150	Maturity	12/31/2019	53,400	0	5	5	0
	Receive	EURMARGIN 2Q19	7.000	Maturity	06/30/2019	93,300	0	113	113	0
	Receive	EURMARGIN 2Q19	7.005	Maturity	06/30/2019	99,900	0	121	121	0
	Pay	EURMARGIN 2Q19	8.570	Maturity	06/30/2019	69,000	0	24	24	0
	Pay	EURMARGIN 2Q19	8.610	Maturity	06/30/2019	50,400	0	20	20	0
	Pay	EURMARGIN 2Q19	8.650	Maturity	06/30/2019	69,300	0	30	30	0
	Receive	EURMARGIN 2Q4Q19	6.580	Maturity	12/31/2019	21,600	0	21	21	0
	Pay	EURMARGIN 3Q19	8.220	Maturity	09/30/2019	40,500	0	4	4	0
	Pay	EURMARGIN 3Q19	8.250	Maturity	09/30/2019	40,500	0	5	5	0
	Receive	EURMARGIN 4Q19	6.000	Maturity	12/31/2019	55,500	0	20	20	0
	Receive	EURMARGIN 4Q19	6.060	Maturity	12/31/2019	69,000	0	21	21	0
	Receive	EURMARGIN CAL19	8.920	Maturity	12/31/2019	153,000	0	(10)	0	(10)
	Receive	EURMARGIN CAL20	8.520	Maturity	12/31/2020	88,800	0	55	55	0
	Receive	EURMARGIN CAL20	8.580	Maturity	12/31/2020	45,600	0	25	25	0
	Receive	EURMARGIN CAL20	8.860	Maturity	12/31/2020	76,800	0	22	22	0
	Receive	EURMARGIN CAL20	9.970	Maturity	12/31/2020	51,600	0	(41)	0	(41)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	108,000	0	(297)	0	(297)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	32,400	0	(109)	0	(109)

							$(652)	$4,311	$9,105	$(5,446)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$	110	$(3)	$4	$1	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,100	(139)	170	31	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		90	(3)	4	1	0

							$(145)	$178	$33	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1T Index	115,747	2.550% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	$39,267	$0	$(274)	$0	$(274)
	Receive	BCOMF1TN Index	269,949	0.120%	Monthly	02/14/2020	46,506	0	(34)	0	(34)
	Receive	CSIXTR Index	47,570	2.600% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	180,055	6	95	101	0
CBK	Receive	CIXBXMB2(8) Index	1,585,428	0.170%	Monthly	02/14/2020	172,636	0	66	66	0
	Receive	CIXBXMB3(9) Index	1,476,898	0.170%	Monthly	02/14/2020	171,023	0	(66)	0	(66)
	Receive	CSIXTR Index	29,244	2.600% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	110,690	0	62	62	0
CIB	Receive	BCOMSK2 Index(10)	229,736	0.200%	Monthly	02/14/2020	32,727	0	413	413	0
	Receive	CSIXTR Index	32,035	2.600% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	121,256	0	68	68	0
	Receive	PIMCODB Index	67,348	0.000%	Monthly	02/14/2020	6,985	0	(8)	0	(8)
FBF	Receive	BCOMSK3 Index	200,597	0.180%	Monthly	02/14/2020	26,466	0	315	315	0
	Receive	CSIXTR Index	102,879	2.550% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	389,401	0	220	220	0
GST	Receive	BCOMF1T Index	134,490	2.550% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	45,625	0	(318)	0	(318)
	Receive	CMDSKEWLS Index	126,198	0.250%	Monthly	02/14/2020	23,598	0	97	97	0
	Receive	CSIXTR Index	175,817	2.580% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	665,476	0	377	377	0
JPM	Pay	BCOMTR Index	3,848,548	2.540% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/15/2020	656,949	0	4,130	4,130	0
	Receive	BCOMF1T Index	1,698,736	2.560% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	576,291	0	(4,022)	0	(4,022)

40	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	CSIXTR Index	52,944	2.590% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	$200,397	$0	$113	$113	$0
	Receive	JMABCT3E Index(11)	1,705,565	0.150%	Monthly	02/14/2020	196,751	0	298	298	0
	Receive	JMABDEWE Index(12)	70,634	0.300%	Monthly	02/14/2020	77,933	0	681	681	0
	Receive	JMABFNJ1 Index(13)	334,917	0.350%	Monthly	02/14/2020	34,325	(4)	225	221	0
	Receive	JMABNIC2 Index(14)	167,561	0.170%	Monthly	02/14/2020	70,826	0	(288)	0	(288)
MAC	Receive	BCOMSK1 Index(15)	197,783	0.170%	Monthly	02/14/2020	28,278	0	358	358	0
	Receive	BCOMSK4 Index	186,452	0.170%	Monthly	02/14/2020	22,154	0	268	268	0
	Receive	CSIXTR Index	59,018	2.590% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	223,387	0	125	125	0
	Receive	MQCP563E Index(16)	254,661	0.950%	Monthly	02/14/2020	32,586	0	(26)	0	(26)
	Receive	PIMCODB Index(17)	594,248	0.000%	Monthly	02/14/2020	61,667	0	(66)	0	(66)
MEI	Receive	CSIXTR Index	17,856	2.600% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	67,586	0	38	38	0
RBC	Receive	CSIXTR Index	13,591	2.600% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	51,443	0	29	29	0
SOG	Receive	CSIXTR Index	124,042	2.560% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	469,503	0	265	265	0

								$2	$3,141	$8,245	$(5,102)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(6)	3.240%	Maturity	07/08/2019	$15,333	$0	$362	$362	$0
	Receive	SLVRLND Index(6)	7.290	Maturity	07/08/2019	10,222	0	(528)	0	(528)
	Pay	SPGCIAP Index(6)	4.452	Maturity	08/01/2019	2,584	0	1	1	0
MYC	Pay	GOLDLNPM Index(6)	3.294	Maturity	07/17/2019	21,295	0	510	510	0
	Pay	GOLDLNPM Index(6)	3.240	Maturity	07/26/2019	22,263	0	516	516	0
	Pay	GOLDLNPM Index(6)	3.063	Maturity	10/08/2019	23,086	0	468	468	0
	Pay	GOLDLNPM Index(6)	1.960	Maturity	05/12/2020	16,678	0	123	123	0
	Receive	SLVRLND Index(6)	3.706	Maturity	07/09/2019	22,779	0	(367)	0	(367)
	Receive	SLVRLND Index(6)	7.317	Maturity	07/17/2019	14,288	0	(740)	0	(740)
	Receive	SLVRLND Index(6)	7.398	Maturity	07/26/2019	14,733	0	(767)	0	(767)
	Receive	SLVRLND Index(6)	7.023	Maturity	10/08/2019	15,245	0	(680)	0	(680)
	Receive	SLVRLND Index(6)	4.580	Maturity	05/12/2020	10,911	0	(161)	0	(161)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
SOG	Pay	GOLDLNPM Index(6)	1.782%	Maturity	06/08/2020	$13,933	$0	$74	$74	$0
	Receive	SLVRLND Index(6)	4.410	Maturity	06/08/2020	8,857	0	(108)	0	(108)
	Receive	SPGCIAP Index(6)	3.276	Maturity	08/01/2019	4,616	0	41	41	0
	Receive	SPGCICP Index(6)	4.000	Maturity	07/26/2019	3,950	0	(34)	0	(34)

							$0	$(1,290)	$2,095	$(3,385)

Total Swap Agreements							$(795)	$6,340	$19,478	$(13,933)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$23	$0	$0	$23	$(23)	$0	$0	$(23)	$0	$0	$0
BPS	1,345	0	1,737	3,082	(57)	0	(1,011)	(1,068)	2,014	(550)	1,464
BRC	274	0	0	274	0	0	0	0	274	(260)	14
CBK	1,050	0	289	1,339	(232)	(1)	(364)	(597)	742	(78)	664
CIB	0	0	481	481	0	0	(8)	(8)	473	0	473
DUB	0	0	32	32	0	0	0	0	32	(50)	(18)
FBF	0	0	535	535	0	0	0	0	535	922	1,457
GLM	79	0	0	79	(21)	(25)	0	(46)	33	(390)	(357)
GST	0	0	4,845	4,845	0	0	(2,243)	(2,243)	2,602	(666)	1,936
HUS	389	0	0	389	(306)	0	0	(306)	83	(390)	(307)
IND	0	0	0	0	(155)	0	0	(155)	(155)	0	(155)
JPM	440	0	7,859	8,299	(212)	(12)	(6,086)	(6,310)	1,989	538	2,527
MAC	0	0	1,113	1,113	0	0	(907)	(907)	206	998	1,204
MEI	0	0	38	38	0	0	0	0	38	0	38
MYC	0	0	2,140	2,140	0	(94)	(3,172)	(3,266)	(1,126)	271	(855)
RBC	0	0	29	29	0	0	0	0	29	0	29
RYL	32	0	0	32	(8)	0	0	(8)	24	0	24
SCX	1,090	0	0	1,090	(1,092)	0	0	(1,092)	(2)	0	(2)
SOG	0	0	380	380	0	0	(142)	(142)	238	1,249	1,487
UAG	385	0	0	385	(90)	0	0	(90)	295	(280)	15

Total Over the Counter	$5,107	$0	$19,478	$24,585	$(2,196)	$(132)	$(13,933)	$(16,261)

(o)

Securities with an aggregate market value of $5,532 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)	YOY options may have a series of expirations.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

42	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)	Variance Swap
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information regarding master netting agreements.

(8)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Arabica Coffee September 2019 Futures	0.8%	$1,414
Corn September 2019 Futures	2.1	3,652
Cotton No. 02 December 2019 Futures	0.5	925
Gas Oil September 2019 Futures	2.2	3,861
Hard Red Winter Wheat September 2019 Futures	0.4	715
Lean Hogs August 2019 Futures	0.8	1,294
Live Cattle August 2019 Futures	0.0	12
New York Harbor ULSD September 2019 Futures	1.8	3,173
NYMEX - Natural Gas September 2019 Futures	5.9	10,207
RBOB Gasoline September 2019 Futures	2.4	4,075
Soybean Meal December 2019 Futures	1.2	2,072
Soybean Oil December 2019 Futures	1.2	1,981
Soybeans November 2019 Futures	2.1	3,673
Sugar No. 11 October 2019 Futures	1.2	1,972
Wheat September 2019 Futures	1.0	1,797
WTI Crude September 2019 Futures	7.1	12,213

Total Long Futures Contracts		$53,036

Cash	38.6%	$66,570

		$119,606

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Arabica Coffee July 2019 Futures	0.8%	$1,414
Brent Crude September 2019 Futures	0.0	22
Corn July 2019 Futures	2.1	3,645
Cotton No. 02 July 2019 Futures	0.5	925
Gas Oil July 2019 Futures	2.2	3,861
Hard Red Winter Wheat July 2019 Futures	0.4	714
Lean Hogs July 2019 Futures	0.8	1,295
New York Harbor ULSD July 2019 Futures	1.8	3,174
NYMEX - Natural Gas July 2019 Futures	5.9	10,168
RBOB Gasoline July 2019 Futures	2.4	4,079
Soybean Meal July 2019 Futures	1.2	2,067
Soybean Oil July 2019 Futures	1.2	1,977
Soybeans July 2019 Futures	2.1	3,671
Sugar No. 11 July 2019 Futures	1.2	1,979
Wheat July 2019 Futures	1.0	1,798
WTI Crude July 2019 Futures	7.1	12,241

Total Short Futures Contracts		$53,030

		$172,636

(9)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Arabica Coffee September 2019 Futures	0.0%	$4
Brent Crude November 2019 Futures	11.6	19,750
Corn September 2019 Futures	0.0	22
Gas Oil September 2019 Futures	0.0	3
Hard Red Winter Wheat September 2019 Futures	0.0	3
Lean Hogs October 2019 Futures	1.3	2,265
Live Cattle October 2019 Futures	2.9	4,842
New York Harbor ULSD September 2019 Futures	0.0	2
NYMEX - Natural Gas September 2019 Futures	0.0	36
Soybean Meal December 2019 Futures	0.0	3
Soybean Oil December 2019 Futures	0.0	12
Soybeans November 2019 Futures	0.0	7

Total Long Futures Contracts		$26,949

Cash	68.5%	$117,147

		$144,096

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Brent Crude September 2019 Futures	11.6%	$19,776
Cotton No. 02 December 2019 Futures	0.0	7
Lean Hogs August 2019 Futures	1.3	2,277
Live Cattle August 2019 Futures	2.8	4,820
RBOB Gasoline September 2019 Futures	0.0	20
Sugar No. 11 October 2019 Futures	0.0	2
Wheat September 2019 Futures	0.0	2
WTI Crude September 2019 Futures	0.0	23

Total Short Futures Contracts		$26,927

		$171,023

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(10)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude July 2019 Futures	29.5%	$9,661
New York Harbor ULSD May 2019 Futures	18.4	6,026
RBOB Gasoline May 2019 Futures	20.6	6,728
WTI Crude May 2019 Futures	31.5	10,312

Total Long Futures Contracts		$32,727

Total Notional Amount		$32,727

(11)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline July 2019 Futures	7.7%	$15,223
Soybean Oil July 2019 Futures	2.3	4,468

Total Long Futures Contracts		$19,691

Cash	79.9%	$157,262

		$176,953

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
RBOB Gasoline May 2019 Futures	7.8%	$15,335
Soybean Oil May 2019 Futures	2.3	4,463

Total Short Futures Contracts		$19,798

		$196,751

(12)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude June 2019 Futures	10.4%	$8,107
LME - Copper May 2019 Futures	2.4	1,859
Nickel May 2019 Futures	2.4	1,837
RBOB Gasoline May 2019 Futures	4.6	3,552
Soybean Meal May 2019 Futures	5.8	4,559
Soybeans May 2019 Futures	8.0	6,241

Total Long Futures Contracts		$26,155

Cash	33.4%	$26,048

		$52,203

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	2.4%	$1,831
Arabica Coffee May 2019 Futures	1.2	959
Cocoa May 2019 Futures	1.2	966
Corn May 2019 Futures	5.6	4,345
ICE - Natural Gas May 2019 Futures	2.1	1,655
Lean Hogs June 2019 Futures	1.2	922
New York Harbor ULSD May 2019 Futures	9.0	7,036
NYMEX - Natural Gas May 2019 Futures	2.1	1,662
Wheat May 2019 Futures	5.8	4,492
Zinc May 2019 Futures	2.4	1,862

Total Short Futures Contracts		$25,730

		$77,933

44	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

(13)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2019 Futures	5.1%	$1,747
Cotton No. 02 December 2019 Futures	0.2	62
Gas Oil August 2019 Futures	5.8	1,993
Lead August 2019 Futures	5.8	1,990
LME - Copper August 2019 Futures	7.3	2,498
New York Harbor ULSD August 2019 Futures	4.2	1,452
Nickel August 2019 Futures	2.6	877
RBOB Gasoline August 2019 Futures	5.3	1,835
WTI Crude August 2019 Futures	1.2	429
Zinc August 2019 Futures	6.3	2,150

Total Long Futures Contracts		$15,033

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum August 2019 Futures	8.1%	$2,777
Cocoa September 2019 Futures	4.8	1,661
Corn September 2019 Futures	7.1	2,446
Gold 100 oz. August 2019 Futures	11.2	3,853
Platinum July 2019 Futures	1.9	644
Silver September 2019 Futures	3.2	1,093
Soybeans November 2019 Futures	8.4	2,880
Sugar No. 11 October 2019 Futures	5.5	1,881
Wheat September 2019 Futures	6.0	2,057

Total Short Futures Contracts		$19,292

		$34,325

(14)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2019 Futures	15.0%	$10,636
Copper July 2019 Futures	10.0	7,118
Gas Oil July 2019 Futures	6.1	4,287
Gold 100 oz. August 2019 Futures	12.7	9,023
Lean Hogs July 2019 Futures	1.2	835
Live Cattle August 2019 Futures	2.2	1,523
New York Harbor ULSD July 2019 Futures	6.0	4,222
Nickel July 2019 Futures	9.9	6,994
RBOB Gasoline July 2019 Futures	8.7	6,173
Silver July 2019 Futures	3.9	2,735
Soybean Meal July 2019 Futures	6.8	4,849
Soybeans July 2019 Futures	15.6	11,066
Sugar No. 11 July 2019 Futures	1.9	1,365

Total Long Futures Contracts		$70,826

Total Notional Amount		$70,826

(15)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude July 2019 Futures	29.5%	$8,340
New York Harbor ULSD May 2019 Futures	18.2	5,152
RBOB Gasoline May 2019 Futures	20.9	5,896
WTI Crude May 2019 Futures	31.4	8,890

Total Long Futures Contracts		$28,278

Total Notional Amount		$28,278

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(16)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum July 2019 Futures	8.5%	$2,775
Feeder Cattle August 2019 Futures	1.2	395
Gas Oil May 2019 Futures	0.0	3
Lean Hogs June 2019 Futures	0.0	14
Live Cattle June 2019 Futures	0.0	13
New York Harbor ULSD July 2019 Futures	4.4	1,436
New York Harbor ULSD June 2019 Futures	1.0	311
NYMEX - Natural Gas July 2019 Futures	4.6	1,501
NYMEX - Natural Gas June 2019 Futures	0.8	257
RBOB Gasoline July 2019 Futures	4.1	1,335
WTI Crude July 2019 Futures	10.6	3,443
WTI Crude June 2019 Futures	6.8	2,201

Total Long Futures Contracts		$13,684

Cash	16.1%	$5,235

		$18,919

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	8.5%	$2,777
Brent Crude July 2019 Futures	0.0	2
Feeder Cattle May 2019 Futures	1.2	391
New York Harbor ULSD May 2019 Futures	5.3	1,748
NYMEX - Natural Gas May 2019 Futures	5.4	1,755
RBOB Gasoline May 2019 Futures	4.1	1,331
WTI Crude May 2019 Futures	17.4	5,663

Total Short Futures Contracts		$13,667

		$32,586

(17)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	2.0%	$1,226
Brent Crude July 2019 Futures	9.5	5,837
Brent Crude September 2019 Futures	2.9	1,780
Cocoa May 2019 Futures	0.1	54
Copper May 2019 Futures	1.4	890
Copper September 2019 Futures	3.9	2,421
Corn May 2019 Futures	1.2	711
Cotton No. 02 December 2019 Futures	2.0	1,217
Cotton No. 02 May 2019 Futures	0.3	158
Gas Oil May 2019 Futures	3.5	2,163
Gas Oil September 2019 Futures	1.5	924
Hard Red Winter Wheat May 2019 Futures	0.6	365
Lead September 2019 Futures	3.1	1,929
Lean Hogs August 2019 Futures	4.1	2,514
Live Cattle August 2019 Futures	5.6	3,486
Live Cattle June 2019 Futures	0.3	196
New York Harbor ULSD May 2019 Futures	7.0	4,340
New York Harbor ULSD September 2019 Futures	1.5	901

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Nickel May 2019 Futures	1.1%	$687
NYMEX - Natural Gas May 2019 Futures	3.3	2,037
NYMEX - Natural Gas September 2019 Futures	9.6	5,923
Platinum July 2019 Futures	0.3	181
RBOB Gasoline May 2019 Futures	7.3	4,513
RBOB Gasoline September 2019 Futures	2.9	1,785
Silver May 2019 Futures	0.9	538
Soybean Meal May 2019 Futures	1.5	909
Soybean Oil May 2019 Futures	1.5	913
Soybeans May 2019 Futures	1.4	906
Wheat May 2019 Futures	0.8	489
WTI Crude May 2019 Futures	7.3	4,530
WTI Crude September 2019 Futures	1.5	939
Zinc September 2019 Futures	3.3	2,015

Total Long Futures Contracts		$57,477

Cash	6.8%	$4,190

Total Notional Amount		$61,667

46	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$5,482	$0	$0	$0	$0	$5,482
Futures	14,016	0	0	0	68	14,084
Swap Agreements	0	0	0	0	1,088	1,088

	$19,498	$0	$0	$0	$1,156	$20,654

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,107	$0	$5,107
Swap Agreements	19,379	33	0	0	0	19,412

	$19,379	$33	$0	$5,107	$0	$24,519

	$38,877	$33	$0	$5,107	$1,156	$45,173

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$6,420	$0	$0	$0	$0	$6,420
Futures	14,462	0	0	0	117	14,579
Swap Agreements	0	0	0	0	205	205

	$20,882	$0	$0	$0	$322	$21,204

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,196	$0	$2,196
Written Options	94	1	0	0	37	132
Swap Agreements	13,867	0	0	0	0	13,867

	$13,961	$1	$0	$2,196	$37	$16,195

	$34,843	$1	$0	$2,196	$359	$37,399

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(2,597)	$0	$0	$0	$0	$(2,597)
Written Options	15,604	0	0	0	0	15,604
Futures	66,306	0	0	0	(3,616)	62,690
Swap Agreements	0	18	0	0	4,805	4,823

	$79,313	$18	$0	$0	$1,189	$80,520

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,570	$0	$18,570
Purchased Options	0	0	0	0	(1,101)	(1,101)
Written Options	231	318	0	0	0	549
Swap Agreements	(70,854)	17	0	0	0	(70,837)

	$(70,623)	$335	$0	$18,570	$(1,101)	$(52,819)

	$8,690	$353	$0	$18,570	$88	$27,701

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(548)	$0	$0	$0	$0	$(548)
Written Options	(270)	0	0	0	0	(270)
Futures	(56,170)	0	0	0	(884)	(57,054)
Swap Agreements	0	(14)	0	0	(24,705)	(24,719)

	$(56,988)	$(14)	$0	$0	$(25,589)	$(82,591)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,636	$0	$8,636
Purchased Options	0	0	0	0	524	524
Written Options	16	59	0	0	129	204
Swap Agreements	(71,175)	20	0	0	0	(71,155)

	$(71,159)	$79	$0	$8,636	$653	$(61,791)

	$(128,147)	$65	$0	$8,636	$(24,936)	$(144,382)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$222,786	$0	$222,786
Industrials	0	227,674	0	227,674
Specialty Finance	0	11,399	0	11,399
Utilities	0	73,119	0	73,119
U.S. Government Agencies	0	621,523	0	621,523
U.S. Treasury Obligations	0	273,080	0	273,080
Non-Agency Mortgage-Backed Securities	0	73,553	0	73,553
Asset-Backed Securities	0	179,764	0	179,764
Sovereign Issues	0	65,215	0	65,215

48	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short-Term Instruments
Certificates of Deposit	$0	$22,740	$0	$22,740
Commercial Paper	0	95,429	0	95,429
Repurchase Agreements	0	1,811,236	0	1,811,236
Japan Treasury Bills	0	55,050	0	55,050
U.S. Treasury Bills	0	20,097	0	20,097
	$0	$3,752,665	$0	$3,752,665

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$365,898	$0	$0	$365,898
Total Investments	$365,898	$3,752,665	$0	$4,118,563

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(19,254)	0	(19,254)
U.S. Treasury Obligations	0	(22,712)	0	(22,712)
	$0	$(41,966)	$0	$(41,966)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19,565	1,088	0	20,653
Over the counter	0	24,334	185	24,519
	$19,565	$25,422	$185	$45,172

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(20,998)	(205)	0	(21,203)
Over the counter	0	(16,093)	(102)	(16,195)
	$(20,998)	$(16,298)	$(102)	$(37,398)
Total Financial Derivative Instruments	$(1,433)	$9,124	$83	$7,774
Totals	$364,465	$3,719,823	$83	$4,084,371

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

50	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2019

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

ANNUAL REPORT	MARCH 31, 2019	51

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

52	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2019

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or

ANNUAL REPORT	MARCH 31, 2019	53

Notes to Financial Statements (Cont.)

securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

54	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2019

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	MARCH 31, 2019	55

Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

56	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2019

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2019	57

Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$405,665	$12,202	$(50,000)	$(457)	$(1,872)	$365,538	$11,726	$475

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$192,737	$2,393,888	$(2,586,400)	$146	$(11)	$360	$7,189	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective

58	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2019

obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on

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Notes to Financial Statements (Cont.)

the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Consolidated Schedule of Investments.

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Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

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Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of

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Notes to Financial Statements (Cont.)

the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are

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exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for

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Notes to Financial Statements (Cont.)

differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements   (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the

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difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited

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Notes to Financial Statements (Cont.)

to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a

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floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

ANNUAL REPORT	MARCH 31, 2019	69

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index,

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and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity- linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

ANNUAL REPORT	MARCH 31, 2019	71

Notes to Financial Statements (Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single

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Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2019	73

Notes to Financial Statements (Cont.)

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act

ANNUAL REPORT	MARCH 31, 2019	75

Notes to Financial Statements (Cont.)

and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund III, Ltd. has (the “Commodity Subsidiary”) entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2019, the amount was $6,554,200 See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

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The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$13,265	$13,592

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$4,999,159	$4,588,671	$354,967	$208,202

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	77

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	186,090	$1,106,614	169,313		$1,025,450

I-2	99,918	588,472	52,593		331,017

I-3	5,969	36,641	0		0

Administrative Class	1,780	10,547	177		1,066

Class D	0	0	18,233		112,459

Class A	15,296	89,588	18,540	(a)	117,089	(a)

Class C	1,366	8,027	1,107		6,381

Issued as reinvestment of distributions

Institutional Class	64,859	368,040	51,792		301,796

I-2	13,587	75,431	2,728		15,811

I-3	534	2,823	0		0

Administrative Class	156	865	143		827

Class D	0	0	3,476		19,406

Class A	2,616	14,797	490		2,801

Class C	361	1,922	189		1,052

Cost of shares redeemed

Institutional Class	(351,475)	(2,052,378)	(103,178)		(629,260)

I-2	(50,675)	(281,529)	(13,856)		(83,255)

I-3	(2,417)	(13,046)	0		0

Administrative Class	(944)	(5,344)	(731)		(4,556)

Class D	0	0	(58,062	)(a)	(333,397	)(a)

Class A	(20,760)	(120,247)	(4,385)		(25,859)

Class C	(1,392)	(7,332)	(911)		(5,296)

Net increase (decrease) resulting from Fund share transactions	(35,131)	$(176,109)	137,658		$853,532

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 15,525 Class D shares in the amount of $99,014 converted into Class A shares of the Fund.

As of March 31, 2019, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 22% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on April 14, 2010, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity

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Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on May 7, 2010, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 35.2% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

ANNUAL REPORT	MARCH 31, 2019	79

Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

80	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2019

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO CommoditiesPLUS® Strategy Fund	$40,466	$0	$5,409	$(18)	$(90,613)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, straddle loss deferrals, and Treasury Inflation Protected Securities (TIPs).

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommoditiesPLUS® Strategy Fund	$54,445	$36,168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommoditiesPLUS® Strategy Fund	$4,059,765	$101,880	$(96,658)	$5,222

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Treasury Inflation Protected Securities (TIPs).

ANNUAL REPORT	MARCH 31, 2019	81

Notes to Financial Statements (Cont.)

March 31, 2019

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommoditiesPLUS® Strategy Fund	$507,105	$0	$0	$366,571	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

82	PIMCO COMMODITIESPLUS® STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO CommoditiesPLUS® Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommoditiesPLUS® Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related consolidated statement of operations for the year ended March 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended March 31, 2019 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2019	83

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOM	Bank of Montreal	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CLP	Chilean Peso	NZD	New Zealand Dollar
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	TRY	Turkish New Lira
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
NYMEX	New York Mercantile Exchange

Index/Spread Abbreviations:
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	JMABDEWE	J.P. Morgan Custom Commodity Index
BCOMSK	Bloomberg Commodity Index	JMABFNJ1	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC	J.P. Morgan Nic Custom Index
BRENT	Brent Crude	KWW	Kontakt Kommunales Wasserwerk
CDX.IG	Credit Derivatives Index - Investment Grade	LLS	Light Louisiana Sweet Crude
CIXBXMB	Custom Commodity Index	MARSDUB	Mars (Argus) vs. Calendar Dubai
CMBX	Commercial Mortgage-Backed Index	MEHCL	Custom Commodity Forward Index
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MEHMID	Custom Commodity Forward Index
COCL	ICE BofAML Large Cap Contingent Capital Index	MQCP563E	Macquarie MQCP563E Custom Commodity Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	NAPGASFO	Naphtha Fuel Oil Spread
CPTFEMU	Eurozone HICP ex-Tobacco Index	PIMCODB	PIMCO Custom Commodity Basket
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLATGOLD	Platinum-Gold Spread
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	SLVRLND	London Silver Market Fixing Ltd.
EURMARGIN	European Refined Margin	SPGCIAP	S&P GSCI Aluminum ER
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
EURSIMP	Weighted Basket of Refined Products	UKRPI	United Kingdom Retail Prices Index
GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSD	Ultra-Low Sulfur Diesel
JETBRENT	Jet Brent Crack Swaps	US0003M	3 Month USD Swap Rate
JMABCT3E	J.P. Morgan Custom Commodity Index

84	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	oz.	Ounce
ALT	Alternate Loan Trust	RBOB	Reformulated Blendstock for Oxygenate Blending
CDO	Collateralized Debt Obligation	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
NCUA	National Credit Union Administration

ANNUAL REPORT	MARCH 31, 2019	85

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO CommoditiesPLUS® Strategy Fund	0.00%	0.00%	$22,566	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

86	PIMCO COMMODITIESPLUS® STRATEGY FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	87

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

88	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	89

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

90	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	91

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3026AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		24

Statements of Operations		28

Statements of Changes in Net Assets		30

Notes to Financial Statements		144

Report of Independent Registered Public Accounting Firm		170

Glossary		171

Federal Income Tax Information		172

Management of the Trust		173

Privacy Policy		176

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Advantage PLUS Fund	6	33

PIMCO RAE Low Volatility PLUS Fund	7	46

PIMCO RAE Low Volatility PLUS EMG Fund	8	56

PIMCO RAE Low Volatility PLUS International Fund	9	68

PIMCO RAE PLUS Fund(a)	10	80

PIMCO RAE PLUS EMG Fund(b)	11	92

PIMCO RAE PLUS International Fund(c)	12	106

PIMCO RAE PLUS Small Fund(d)	13	118

PIMCO RAE Worldwide Long/Short PLUS Fund	14	130

(a) Prior to July 30, 2018, the PIMCO RAE PLUS Fund was named the PIMCO RAE Fundamental PLUS Fund.

(b) Prior to July 30, 2018, the PIMCO RAE PLUS EMG Fund was named the PIMCO RAE Fundamental PLUS EMG Fund.

(c) Prior to July 30, 2018, the PIMCO RAE PLUS International Fund was named the PIMCO RAE Fundamental PLUS International Fund.

(d) Prior to July 30, 2018, the PIMCO RAE PLUS Small Fund was named the PIMCO RAE Fundamental PLUS Small Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

2	PIMCO FUNDAMENTAL INDEX FUNDS

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE PLUS Fund (formerly PIMCO RAE Fundamental PLUS Fund), PIMCO RAE PLUS EMG Fund (formerly, PIMCO RAE Fundamental PLUS EMG Fund), PIMCO RAE PLUS International Fund (formerly PIMCO RAE Fundamental PLUS International Fund), PIMCO RAE PLUS Small Fund (formerly PIMCO RAE Fundamental PLUS Small Fund) and PIMCO RAE Worldwide Long/Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more

4	PIMCO FUNDAMENTAL INDEX FUNDS

periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	06/30/10	—	—	07/31/08	—	—	Diversified
PIMCO RAE Low Volatility PLUS Fund	12/30/13	12/30/13	—	—	—	12/30/13	—	—	Diversified
PIMCO RAE Low Volatility PLUS EMG Fund	12/30/13	12/30/13	—	—	—	—	—	—	Diversified
PIMCO RAE Low Volatility PLUS International Fund	12/30/13	12/30/13	12/30/13	—	—	—	—	—	Diversified
PIMCO RAE PLUS Fund	06/30/05	06/30/05	04/30/08	04/27/2018	06/30/05	06/30/05	06/30/05	—	Diversified
PIMCO RAE PLUS EMG Fund	11/26/08	11/26/08	01/07/11	—	—	05/31/13	05/31/13	—	Diversified
PIMCO RAE PLUS International Fund	09/30/11	09/30/11	05/30/14	—	—	02/28/14	—	—	Diversified
PIMCO RAE PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	—	02/28/14	02/28/14	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	—	—	—	—	—	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	MARCH 31, 2019	5

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX
I-2 - PFAPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Short-Term Instruments‡	31.1%

U.S. Treasury Obligations	25.7%

U.S. Government Agencies	17.3%

Corporate Bonds & Notes	9.2%

Asset-Backed Securities	7.8%

Non-Agency Mortgage-Backed Securities	5.0%

Sovereign Issues	3.0%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	(2.23)%	(0.90)%	4.03%	3.29%
PIMCO RAE Fundamental Advantage PLUS Fund I-2	(2.32)%	(0.98)%	3.92%	3.18%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	(2.58)%	(1.30)%	3.59%	2.87%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	(6.27)%	(2.05)%	3.19%	2.52%
3 Month USD LIBOR Index	2.48%	1.05%	0.72%	0.93%
Lipper Alternative Equity Market Neutral Funds Average	(2.42)%	(0.79)%	2.29%	1.50%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.96% for the Institutional Class shares, 1.06% for I-2 shares and 1.36% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio detracted from returns relative to the S&P 500, primarily due to the following:

»	Overweight exposure to, and security selection in, the utilities sector contributed to relative returns, as the sector and Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector and Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector and Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	U.S. and European duration strategies contributed to performance where yields decreased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar against the British pound and euro.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from returns, as inflation expectations decreased.

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Low Volatility PLUS Fund

Institutional Class - PILVX
Class A - PXLVX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	30.9%

Corporate Bonds & Notes	17.3%

U.S. Government Agencies	16.8%

Asset-Backed Securities	14.8%

Short-Term Instruments‡	7.7%

Non-Agency Mortgage-Backed Securities	7.4%

Sovereign Issues	5.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS Fund Institutional Class	9.98%	9.90%	10.06%
PIMCO RAE Low Volatility PLUS Fund Class A	9.57%	9.47%	9.63%
PIMCO RAE Low Volatility PLUS Fund Class A (adjusted)	5.50%	8.64%	8.83%
S&P 500 Index	9.50%	10.91%	10.82%
Lipper Large-Cap Value Funds Average	4.45%	7.10%	7.20%♦

All Fund returns are net of fees and expenses.

♦ Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares and 1.27% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS Fund seeks total return which exceeds that of its benchmark, the S&P 500 (the “Benchmark Index”), under normal circumstances by obtaining exposure to a portfolio of stocks (“RAE Low Volatility US Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility US Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE Low Volatility US Model Portfolio contributed to returns relative to the S&P 500 Index, primarily due to the following:

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector and Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrial sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from returns, primarily due to the following:

»	U.S. and European duration strategies contributed to performance where yields decreased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar against the British pound and euro.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from returns, as inflation expectations decreased.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO RAE Low Volatility PLUS EMG Fund

Institutional Class - PLVLX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	38.0%

Short-Term Instruments‡	14.8%

U.S. Government Agencies	14.0%

Corporate Bonds & Notes	10.4%

Asset-Backed Securities	10.0%

Non-Agency Mortgage-Backed Securities	8.8%

Sovereign Issues	3.9%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS EMG Fund Institutional Class	(4.72)%	2.51%	2.31%
MSCI Emerging Markets Index	(7.41)%	3.68%	3.43%
Lipper Emerging Market Funds Average	(9.32)%	2.55%	2.34%♦

All Fund returns are net of fees and expenses.

♦ Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end was 1.42% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark Index”), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Low Volatility Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE Low Volatility Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Index, primarily due to the following:

»	Security selection in the communication services sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the financials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from returns, primarily due to the following:

»	U.S. and European duration strategies contributed to performance where yields decreased.

»	Developed market currency strategies contributed to performance, driven by long U.S. dollar against the British pound and euro.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from returns, as inflation expectations decreased.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Low Volatility PLUS International Fund

Institutional Class - PLVTX
I-2 - PLVZX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	34.0%

U.S. Government Agencies	17.4%

Asset-Backed Securities	16.1%

Corporate Bonds & Notes	12.4%

Short-Term Instruments‡	10.4%

Non-Agency Mortgage-Backed Securities	5.5%

Sovereign Issues	3.8%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS International Fund Institutional Class	0.75%	5.35%	5.35%
PIMCO RAE Low Volatility PLUS International Fund I-2	0.69%	5.25%	5.25%
MSCI EAFE Index	(3.71)%	2.33%	2.37%
Lipper International Multi-Cap Value Funds Average	(8.89)%	0.36%	0.53%♦

All Fund returns are net of fees and expenses.

♦ Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.92% for the Institutional Class shares and 1.02% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Net Dividend Index (USD Unhedged) (the “Benchmark Index”), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE Low Volatility International Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility International Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE Low Volatility International Model Portfolio contributed to returns relative to the MSCI EAFE Index, primarily due to the following:

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the energy sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Security selection in the information technology sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and selection in, the health care sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy was neutral, primarily due to the following:

»	U.S. and European duration strategies contributed to performance where yields decreased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar against the British pound and euro.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

ANNUAL REPORT	MARCH 31, 2019	9

PIMCO RAE PLUS Fund

Institutional Class - PXTIX	Class A - PIXAX
I-2 - PIXPX	Class C - PIXCX
Administrative Class - PXTAX	I-3 - PXTNX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Short-Term Instruments‡	32.0%

U.S. Treasury Obligations	26.2%

U.S. Government Agencies	16.5%

Corporate Bonds & Notes	8.3%

Asset-Backed Securities	7.2%

Non-Agency Mortgage-Backed Securities	5.2%

Sovereign Issues	3.9%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE PLUS Fund Institutional Class	4.65%	8.39%	20.92%	10.98%
PIMCO RAE PLUS Fund I-2	4.64%	8.32%	20.80%	10.88%
PIMCO RAE PLUS Fund I-3	4.58%	8.25%	20.75%	10.82%
PIMCO RAE PLUS Fund Administrative Class	4.46%	8.14%	20.61%	10.70%
PIMCO RAE PLUS Fund Class A	4.34%	7.98%	20.45%	10.54%
PIMCO RAE PLUS Fund Class A (adjusted)	0.43%	7.15%	19.99%	10.24%
PIMCO RAE PLUS Fund Class C	3.53%	7.20%	19.54%	9.73%
PIMCO RAE PLUS Fund Class C (adjusted)	2.61%	7.20%	19.54%	9.73%
Russell 1000® Value Index*	5.67%	7.72%	14.52%	7.25%
S&P 500 Index*	9.50%	10.91%	15.92%	8.76%
Lipper Large-Cap Value Funds Average	4.45%	7.10%	13.56%	6.79%

All Fund returns are net of fees and expenses.

* As of February 28, 2019, the Fund’s primary benchmark was changed from the S&P 500 Index to the Russell 1000® Value Index, which better aligns with the Fund’s investment strategy. The S&P 500 Index is now the Fund’s secondary benchmark.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.85% for the Institutional Class shares, 0.95% for I-2 shares, 1.05% for I-3 shares, 1.10% for Administrative Class shares, 1.25% for Class A shares, and 2.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Fund seeks total return which exceeds that of its benchmark, the Russell 1000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE US Large Model Portfolio”), and complementing this equity exposure with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio detracted from returns relative to the Russell 1000 Value Index, primarily due to the following:

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector and Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the real estate sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the industrials sector detracted from relative returns, as the sector and Fund’s holdings underperformed the benchmark index.

»	Security selection in the communication services sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from returns, primarily due to the following:

»	U.S. and European duration strategies contributed to performance where yields decreased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar against the British pound, Japanese yen and euro.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from returns, as inflation expectations decreased.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS EMG Fund

Institutional Class - PEFIX	Class A - PEFFX
I-2 - PEFPX	Class C - PEFCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	36.6%

U.S. Government Agencies	18.3%

Short-Term Instruments‡	17.2%

Corporate Bonds & Notes	10.7%

Asset-Backed Securities	8.3%

Non-Agency Mortgage-Backed Securities	4.5%

Sovereign Issues	3.6%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (11/26/08)
PIMCO RAE PLUS EMG Fund Institutional Class	(9.71)%	4.15%	11.49%	12.21%
PIMCO RAE PLUS EMG Fund I-2	(9.69)%	4.08%	11.37%	12.09%
PIMCO RAE PLUS EMG Fund Class A	(10.02)%	3.73%	11.06%	11.78%
PIMCO RAE PLUS EMG Fund Class A (adjusted)	(13.43)%	2.94%	10.64%	11.36%
PIMCO RAE PLUS EMG Fund Class C	(10.77)%	2.97%	10.21%	10.92%
PIMCO RAE PLUS EMG Fund Class C (adjusted)	(11.65)%	2.97%	10.21%	10.92%
MSCI Emerging Markets Value Index*	(5.27)%	2.21%	7.83%	8.64%
MSCI Emerging Markets Index*	(7.41)%	3.68%	8.94%	9.80%
Lipper Emerging Market Funds Average	(9.32)%	2.55%	8.85%	9.09%♦

All Fund returns are net of fees and expenses.

* As of February 28, 2019, the Fund’s primary benchmark was changed from the MSCI Emerging Markets Index to the MSCI Emerging Markets Value Index, which better aligns with the Fund’s investment strategy. The MSCI Emerging Markets Index is now the Fund’s secondary benchmark.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.18% for the Institutional Class shares, 1.28% for I-2 shares, 1.58% for Class A shares, and 2.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Value Index (Net Dividends in USD), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE Emerging Markets Model Portfolio detracted from returns relative to the MSCI Emerging Markets Value Index, primarily due to the following:

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the energy sector detracted from relative returns, as the sector outperformed the benchmark and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrial sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from relative returns, primarily due to the following:

»	U.S. and European duration strategies contributed to performance where yields decreased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar against the British pound and euro.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from returns, as inflation expectations decreased.

ANNUAL REPORT	MARCH 31, 2019	11

PIMCO RAE PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
I-2 - PTIPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	33.5%

Short-Term Instruments‡	17.5%

U.S. Government Agencies	16.6%

Corporate Bonds & Notes	11.9%

Asset-Backed Securities	8.7%

Non-Agency Mortgage-Backed Securities	6.7%

Sovereign Issues	3.7%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS International Fund Institutional Class	(7.10)%	1.32%	8.12%
PIMCO RAE PLUS International Fund I-2	(7.18)%	1.24%	8.02%
PIMCO RAE PLUS International Fund Class A	(7.31)%	0.97%	7.74%
PIMCO RAE PLUS International Fund Class A (adjusted)	(10.75)%	0.20%	7.20%
MSCI EAFE Value Index*	(6.13)%	0.67%	6.07%
MSCI EAFE Index*	(3.71)%	2.33%	7.17%
Lipper International Multi-Cap Value Funds Average	(8.89)%	0.36%	5.64%

All Fund returns are net of fees and expenses.

* As of February 28, 2019, the Fund’s primary benchmark was changed from the MSCI EAFE Index to the MSCI EAFE Value Index, which better aligns with the Fund’s investment strategy. The MSCI EAFE Index is now the Fund’s secondary benchmark.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.94% for the Institutional Class shares, 1.04% for I-2 shares, and 1.29% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE International Model Portfolio contributed to returns relative to the MSCI EAFE Value Index, primarily due to the following:

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the consumer staples sector contributed to relative returns, as the sector outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the energy sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrial sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from returns, primarily due to the following:

»	U.S. and European duration strategies contributed to performance where yields decreased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar against the British pound and euro.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from returns, as inflation expectations decreased.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
I-2 - PCCPX	Class C - PCFEX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Short-Term Instruments‡	31.5%

U.S. Treasury Obligations	30.6%

U.S. Government Agencies	16.1%

Corporate Bonds & Notes	11.3%

Non-Agency Mortgage-Backed Securities	3.8%

Asset-Backed Securities	3.5%

Sovereign Issues	2.8%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS Small Fund Institutional Class	(0.37)%	6.85%	15.31%
PIMCO RAE PLUS Small Fund I-2	(0.46)%	6.75%	15.20%
PIMCO RAE PLUS Small Fund Class A	(0.70)%	6.46%	14.89%
PIMCO RAE PLUS Small Fund Class A (adjusted)	(4.44)%	5.65%	14.31%
PIMCO RAE PLUS Small Fund Class C	(1.45)%	5.69%	14.05%
PIMCO RAE PLUS Small Fund Class C (adjusted)	(2.35)%	5.69%	14.05%
Russell 2000® Value Index*	0.17%	5.59%	12.75%
Russell 2000® Index*	2.05%	7.05%	13.88%
Lipper Small-Cap Value Funds Average	(2.74)%	3.75%	11.57%

All Fund returns are net of fees and expenses.

* As of February 28, 2019, the Fund’s primary benchmark was changed from the Russell 2000® Index to the Russell 2000® Value Index, which better aligns with the Fund’s investment strategy. The Russell 2000® Index is now the Fund’s secondary benchmark.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.89% for the Institutional Class shares, 0.99% for I-2 shares, 1.24% for Class A shares, and 1.99% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Small Fund seeks total return which exceeds that of its benchmark, the Russell 2000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE US Small Model Portfolio contributed to returns relative to the Russell 2000 Value Index, primarily due to the following:

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the real estate sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the utilities sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from returns, primarily due to the following:

»	U.S. and European duration strategies contributed to performance where yields decreased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar against the British pound and euro.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from returns, as inflation expectations decreased.

ANNUAL REPORT	MARCH 31, 2019	13

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	34.6%

Short-Term Instruments‡	21.3%

U.S. Government Agencies	17.0%

Corporate Bonds & Notes	11.6%

Asset-Backed Securities	7.7%

Non-Agency Mortgage-Backed Securities	4.4%

Sovereign Issues	3.1%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional Class	8.94%	5.30%
3 Month USD LIBOR Index	2.48%	1.17%♦
Lipper Alternative Long/Short Equity Funds Funds Average	0.85%	3.22%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end was 1.23% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complimenting this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s net long exposure to global equities contributed to returns primarily due to the following:

»	Global equities benefited from rising global equity markets, as the MSCI All Country World (ACWI) Index returned 2.6% over the reporting period.

»	Hedging non-U.S. currency risk in the portfolio’s long/short equity strategy contributed to performance, as the U.S. dollar strengthened relative to most major currencies.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	U.S. and European duration strategies contributed to performance where yields decreased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar against the British pound, Japanese yen and euro.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from returns, as inflation expectations decreased.

14	PIMCO FUNDAMENTAL INDEX FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$979.40	$4.93	$1,000.00	$1,019.95	$5.04	1.00%
I-2	1,000.00	978.10	5.42	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	977.70	6.90	1,000.00	1,017.95	7.04	1.40

PIMCO RAE Low Volatility PLUS Fund
Institutional Class	$1,000.00	$1,004.70	$4.65	$1,000.00	$1,020.29	$4.68	0.93%
Class A	1,000.00	1,002.80	6.64	1,000.00	1,018.30	6.69	1.33

PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class	$1,000.00	$969.90	$6.53	$1,000.00	$1,018.30	$6.69	1.33%

PIMCO RAE Low Volatility PLUS International Fund
Institutional Class	$1,000.00	$964.40	$4.65	$1,000.00	$1,020.19	$4.78	0.95%
I-2	1,000.00	964.00	5.14	1,000.00	1,019.70	5.29	1.05

ANNUAL REPORT	MARCH 31, 2019	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE PLUS Fund
Institutional Class	$1,000.00	$951.60	$4.18	$1,000.00	$1,020.64	$4.33	0.86%
I-2	1,000.00	952.50	4.67	1,000.00	1,020.14	4.84	0.96
I-3	1,000.00	951.30	4.91	1,000.00	1,019.90	5.09	1.01
Administrative Class	1,000.00	951.30	5.40	1,000.00	1,019.40	5.59	1.11
Class A	1,000.00	951.00	6.13	1,000.00	1,018.65	6.34	1.26
Class C	1,000.00	947.40	9.76	1,000.00	1,014.91	10.10	2.01

PIMCO RAE PLUS EMG Fund
Institutional Class	$1,000.00	$983.80	$6.03	$1,000.00	$1,018.85	$6.14	1.22%
I-2	1,000.00	983.50	6.53	1,000.00	1,018.35	6.64	1.32
Class A	1,000.00	981.30	8.00	1,000.00	1,016.85	8.15	1.62
Class C	1,000.00	977.50	11.68	1,000.00	1,013.11	11.90	2.37

PIMCO RAE PLUS International Fund
Institutional Class	$1,000.00	$936.30	$4.20	$1,000.00	$1,020.59	$4.38	0.87%
I-2	1,000.00	935.40	4.68	1,000.00	1,020.09	4.89	0.97
Class A	1,000.00	934.50	5.88	1,000.00	1,018.85	6.14	1.22

PIMCO RAE PLUS Small Fund
Institutional Class	$1,000.00	$894.70	$4.35	$1,000.00	$1,020.34	$4.63	0.92%
I-2	1,000.00	894.60	4.82	1,000.00	1,019.85	5.14	1.02
Class A	1,000.00	893.40	6.00	1,000.00	1,018.60	6.39	1.27
Class C	1,000.00	890.20	9.52	1,000.00	1,014.86	10.15	2.02

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$996.20	$6.47	$1,000.00	$1,018.45	$6.54	1.30%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO FUNDAMENTAL INDEX FUNDS

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of large and mid-capitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class

03/31/2019	$10.12	$0.20	$(0.42)	$(0.22)	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2018	10.24	0.18	(0.19)	(0.01)	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.70	0.31	0.23	0.54	0.00	0.00	0.00	0.00

03/31/2016~	10.86	0.23	(0.86)	(0.63)	(0.53)	0.00	0.00	(0.53)

03/31/2015~	11.94	0.12	(0.42)	(0.30)	(0.78)	0.00	0.00	(0.78)
I-2

03/31/2019	10.09	0.19	(0.42)	(0.23)	(0.05)	0.00	0.00	(0.05)

03/31/2018	10.21	0.17	(0.19)	(0.02)	(0.10)	0.00	0.00	(0.10)

03/31/2017	9.68	0.30	0.23	0.53	0.00	0.00	0.00	0.00

03/31/2016~	10.86	0.22	(0.88)	(0.66)	(0.52)	0.00	0.00	(0.52)

03/31/2015~	11.91	0.12	(0.39)	(0.27)	(0.78)	0.00	0.00	(0.78)
Class A

03/31/2019	9.89	0.16	(0.41)	(0.25)	(0.03)	0.00	0.00	(0.03)

03/31/2018	10.02	0.14	(0.19)	(0.05)	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.53	0.26	0.23	0.49	0.00	0.00	0.00	0.00

03/31/2016~	10.71	0.19	(0.87)	(0.68)	(0.50)	0.00	0.00	(0.50)

03/31/2015~	11.76	0.09	(0.39)	(0.30)	(0.75)	0.00	0.00	(0.75)

PIMCO RAE Low Volatility PLUS Fund
Institutional Class

03/31/2019	$11.51	$0.25	$0.69	$0.94	$(0.86)	$(2.81)	$0.00	$(3.67)

03/31/2018	12.54	0.27	0.93	1.20	(0.32)	(1.91)	0.00	(2.23)

03/31/2017	10.99	0.23	1.52	1.75	(0.20)	0.00	0.00	(0.20)

03/31/2016	10.81	0.17	0.22	0.39	(0.07)	(0.14)	0.00	(0.21)

03/31/2015	10.32	0.07	1.09	1.16	(0.67)	0.00	0.00	(0.67)
Class A

03/31/2019	11.38	0.20	0.68	0.88	(0.83)	(2.81)	0.00	(3.64)

03/31/2018	12.44	0.21	0.93	1.14	(0.29)	(1.91)	0.00	(2.20)

03/31/2017	10.92	0.16	1.54	1.70	(0.18)	0.00	0.00	(0.18)

03/31/2016	10.76	0.13	0.20	0.33	(0.03)	(0.14)	0.00	(0.17)

03/31/2015	10.31	0.01	1.11	1.12	(0.67)	0.00	0.00	(0.67)

PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class

03/31/2019	$10.37	$0.27	$(0.80)	$(0.53)	$(1.20)	$(0.10)	$0.00	$(1.30)

03/31/2018	9.51	0.20	1.34	1.54	(0.68)	0.00	0.00	(0.68)

03/31/2017	7.97	0.18	1.47	1.65	(0.11)	0.00	0.00	(0.11)

03/31/2016	9.73	0.11	(1.68)	(1.57)	(0.14)	0.00	(0.05)	(0.19)

03/31/2015	9.96	0.08	(0.02)	0.06	(0.26)	(0.03)	0.00	(0.29)

PIMCO RAE Low Volatility PLUS International Fund
Institutional Class

03/31/2019	$11.03	$0.28	$(0.36)	$(0.08)	$(0.38)	$(2.74)	$0.00	$(3.12)

03/31/2018	10.23	0.19	1.40	1.59	(0.55)	(0.24)	0.00	(0.79)

03/31/2017	9.16	0.19	1.03	1.22	(0.11)	(0.04)	0.00	(0.15)

03/31/2016	10.12	0.14	(0.67)	(0.53)	(0.43)	0.00	0.00	(0.43)

03/31/2015	10.13	0.12	0.23	0.35	(0.36)	(0.00)	0.00	(0.36)
I-2

03/31/2019	11.00	0.25	(0.34)	(0.09)	(0.37)	(2.74)	0.00	(3.11)

03/31/2018	10.22	0.19	1.38	1.57	(0.55)	(0.24)	0.00	(0.79)

03/31/2017	9.15	0.20	1.02	1.22	(0.11)	(0.04)	0.00	(0.15)

03/31/2016	10.11	0.13	(0.66)	(0.53)	(0.43)	0.00	0.00	(0.43)

03/31/2015	10.13	0.09	0.25	0.34	(0.36)	(0.00)	0.00	(0.36)

18	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.84	(2.23)%	$1,591,337	0.98%	0.98%	0.89%	0.89%	2.04%	408%

10.12	(0.07)	1,450,180	0.96	0.96	0.89	0.89	1.80	137

10.24	5.57	382,282	0.95	0.95	0.89	0.89	3.09	398

9.70	(4.86)	535,687	0.94	0.94	0.89	0.89	2.20	602

10.86	(2.61)	2,354,316	0.90	0.90	0.89	0.89	1.13	413

9.81	(2.32)	1,420	1.08	1.08	0.99	0.99	1.93	408

10.09	(0.17)	3,161	1.06	1.06	0.99	0.99	1.75	137

10.21	5.48	5,878	1.05	1.05	0.99	0.99	2.96	398

9.68	(5.10)	10,230	1.04	1.04	0.99	0.99	2.13	602

10.86	(2.45)	23,634	1.00	1.00	0.99	0.99	1.05	413

9.61	(2.58)	9,366	1.38	1.38	1.29	1.29	1.63	408

9.89	(0.51)	12,585	1.36	1.36	1.29	1.29	1.47	137

10.02	5.14	9,554	1.35	1.35	1.29	1.29	2.62	398

9.53	(5.42)	21,009	1.34	1.34	1.29	1.29	1.86	602

10.71	(2.82)	29,625	1.30	1.30	1.29	1.29	0.74	413

$8.78	9.98%	$84,396	0.87%	0.87%	0.79%	0.79%	2.25%	431%

11.51	9.10	200,048	0.87	0.87	0.79	0.79	2.12	162

12.54	16.03	187,438	0.84	0.84	0.79	0.79	1.95	342

10.99	3.62	258,206	0.83	0.83	0.79	0.79	1.61	551

10.81	11.15	1,055,948	0.79	0.79	0.79	0.79	0.63	691

8.62	9.57	9,988	1.27	1.27	1.19	1.19	1.91	431

11.38	8.67	13,436	1.27	1.27	1.19	1.19	1.71	162

12.44	15.59	12,155	1.24	1.24	1.19	1.19	1.37	342

10.92	3.14	8,357	1.23	1.23	1.19	1.19	1.23	551

10.76	10.73	15,403	1.19	1.19	1.19	1.19	0.05	691

$8.54	(4.72)%	$822,456	1.44%	1.59%	1.00%	1.15%	2.93%	307%

10.37	16.59	1,147,519	1.27	1.42	1.00	1.15	1.97	195

9.51	20.87	3,187,303	1.05	1.20	1.01	1.16	2.10	278

7.97	(16.14)	3,467,854	1.00	1.15	1.00	1.15	1.31	528

9.73	0.52	4,607,000	1.00	1.15	1.00	1.15	0.77	344

$7.83	0.75%	$478,456	0.91%	0.91%	0.82%	0.82%	2.77%	339%

11.03	15.68	651,479	0.92	0.92	0.82	0.82	1.74	156

10.23	13.47	1,519,165	0.85	0.85	0.82	0.82	1.99	350

9.16	(5.30)	1,469,785	0.88	0.88	0.82	0.82	1.40	573

10.12	3.61	2,488,373	0.82	0.82	0.82	0.82	1.20	545

7.80	0.69	11,018	1.01	1.01	0.92	0.92	2.67	339

11.00	15.44	6,060	1.02	1.02	0.92	0.92	1.71	156

10.22	13.42	7,260	0.95	0.95	0.92	0.92	2.01	350

9.15	(5.36)	418	0.98	0.98	0.92	0.92	1.40	573

10.11	3.52	319	0.92	0.92	0.92	0.92	0.92	545

ANNUAL REPORT	MARCH 31, 2019	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS Fund
Institutional Class

03/31/2019	$7.50	$0.17	$0.14	$0.31	$(0.10)	$(0.71)	$0.00	$(0.81)

03/31/2018	7.28	0.12	0.73	0.85	(0.50)	(0.13)	0.00	(0.63)

03/31/2017	5.93	0.15	1.20	1.35	0.00	0.00	0.00	0.00

03/31/2016	6.56	0.11	(0.39)	(0.28)	(0.19)	(0.16)	0.00	(0.35)

03/31/2015	7.01	0.04	0.56	0.60	(0.45)	(0.60)	0.00	(1.05)
I-2

03/31/2019	7.45	0.16	0.14	0.30	(0.09)	(0.71)	0.00	(0.80)

03/31/2018	7.23	0.11	0.73	0.84	(0.49)	(0.13)	0.00	(0.62)

03/31/2017	5.90	0.14	1.19	1.33	0.00	0.00	0.00	0.00

03/31/2016	6.52	0.10	(0.38)	(0.28)	(0.18)	(0.16)	0.00	(0.34)

03/31/2015	6.98	0.03	0.56	0.59	(0.45)	(0.60)	0.00	(1.05)
I-3

04/27/2018 - 03/31/2019	7.59	0.14	0.02	0.16	(0.10)	(0.71)	0.00	(0.81)
Administrative Class

03/31/2019	7.33	0.14	0.14	0.28	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	7.13	0.10	0.71	0.81	(0.48)	(0.13)	0.00	(0.61)

03/31/2017	5.82	0.12	1.19	1.31	0.00	0.00	0.00	0.00

03/31/2016	6.43	0.09	(0.38)	(0.29)	(0.16)	(0.16)	0.00	(0.32)

03/31/2015	6.90	0.02	0.55	0.57	(0.44)	(0.60)	0.00	(1.04)
Class A

03/31/2019	7.15	0.13	0.14	0.27	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	6.96	0.09	0.70	0.79	(0.47)	(0.13)	0.00	(0.60)

03/31/2017	5.70	0.12	1.14	1.26	0.00	0.00	0.00	0.00

03/31/2016	6.32	0.08	(0.37)	(0.29)	(0.17)	(0.16)	0.00	(0.33)

03/31/2015	6.80	0.01	0.54	0.55	(0.43)	(0.60)	0.00	(1.03)
Class C

03/31/2019	6.61	0.07	0.12	0.19	(0.05)	(0.71)	0.00	(0.76)

03/31/2018	6.48	0.03	0.66	0.69	(0.43)	(0.13)	0.00	(0.56)

03/31/2017	5.35	0.07	1.06	1.13	0.00	0.00	0.00	0.00

03/31/2016	5.96	0.04	(0.35)	(0.31)	(0.14)	(0.16)	0.00	(0.30)

03/31/2015	6.47	(0.04)	0.52	0.48	(0.39)	(0.60)	0.00	(0.99)

PIMCO RAE PLUS EMG Fund
Institutional Class

03/31/2019	$11.33	$0.18	$(1.28)	$(1.10)	$(0.29)	$0.00	$0.00	$(0.29)

03/31/2018	10.35	0.16	1.77	1.93	(0.95)	0.00	0.00	(0.95)

03/31/2017	7.83	0.20	2.73	2.93	(0.41)	0.00	0.00	(0.41)

03/31/2016	9.44	0.17	(1.78)	(1.61)	0.00	0.00	0.00	0.00

03/31/2015	9.54	0.07	(0.16)	(0.09)	(0.01)	0.00	0.00	(0.01)
I-2

03/31/2019	11.31	0.18	(1.28)	(1.10)	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.33	0.15	1.76	1.91	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.83	0.20	2.71	2.91	(0.41)	0.00	0.00	(0.41)

03/31/2016	9.44	0.16	(1.77)	(1.61)	0.00	0.00	0.00	0.00

03/31/2015	9.55	0.06	(0.15)	(0.09)	(0.02)	0.00	0.00	(0.02)
Class A

03/31/2019	11.18	0.14	(1.26)	(1.12)	(0.25)	0.00	0.00	(0.25)

03/31/2018	10.23	0.12	1.74	1.86	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.76	0.17	2.69	2.86	(0.39)	0.00	0.00	(0.39)

03/31/2016	9.39	0.13	(1.76)	(1.63)	0.00	0.00	0.00	0.00

03/31/2015	9.52	0.04	(0.17)	(0.13)	(0.00)	0.00	0.00	(0.00)
Class C

03/31/2019	10.87	0.07	(1.24)	(1.17)	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.98	0.03	1.71	1.74	(0.85)	0.00	0.00	(0.85)

03/31/2017	7.59	0.10	2.63	2.73	(0.34)	0.00	0.00	(0.34)

03/31/2016	9.25	0.07	(1.73)	(1.66)	0.00	0.00	0.00	0.00

03/31/2015	9.44	(0.03)	(0.16)	(0.19)	(0.00)	0.00	0.00	(0.00)

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.00	4.65%	$491,771	0.93%	0.93%	0.79%	0.79%	2.24%	399%

7.50	11.89	456,567	0.85	0.85	0.79	0.79	1.64	150

7.28	22.77	459,719	0.86	0.86	0.79	0.79	2.33	552

5.93	(4.33)	440,025	0.83	0.83	0.79	0.79	1.80	501

6.56	8.80	1,055,142	0.80	0.80	0.79	0.79	0.59	390

6.95	4.64	296,026	1.03	1.03	0.89	0.89	2.14	399

7.45	11.88	261,970	0.95	0.95	0.89	0.89	1.54	150

7.23	22.54	261,947	0.96	0.96	0.89	0.89	2.21	552

5.90	(4.29)	225,311	0.93	0.93	0.89	0.89	1.69	501

6.52	8.61	616,784	0.90	0.90	0.89	0.89	0.47	390

6.94	2.68	1,890	1.08 *	1.13 *	0.94 *	0.99 *	2.11 *	399

6.82	4.46	5,213	1.18	1.18	1.04	1.04	1.98	399

7.33	11.61	33,453	1.10	1.10	1.04	1.04	1.40	150

7.13	22.51	30,644	1.11	1.11	1.04	1.04	1.84	552

5.82	(4.49)	7,463	1.08	1.08	1.04	1.04	1.48	501

6.43	8.40	37,774	1.05	1.05	1.04	1.04	0.33	390

6.63	4.34	649,864	1.33	1.33	1.19	1.19	1.84	399

7.15	11.60	692,730	1.25	1.25	1.19	1.19	1.26	150

6.96	22.11	439,747	1.26	1.26	1.19	1.19	1.95	552

5.70	(4.63)	462,967	1.23	1.23	1.19	1.19	1.43	501

6.32	8.24	785,656	1.20	1.20	1.19	1.19	0.17	390

6.04	3.53	281,900	2.08	2.08	1.94	1.94	1.09	399

6.61	10.81	317,393	2.00	2.00	1.94	1.94	0.49	150

6.48	21.12	355,721	2.01	2.01	1.94	1.94	1.19	552

5.35	(5.26)	355,308	1.98	1.98	1.94	1.94	0.69	501

5.96	7.54	559,797	1.95	1.95	1.94	1.94	(0.58)	390

$9.94	(9.71)%	$3,110,824	1.25%	1.25%	1.15%	1.15%	1.82%	339%

11.33	19.48	2,496,352	1.18	1.18	1.15	1.15	1.46	87

10.35	38.26	1,219,248	1.27	1.27	1.15	1.15	2.29	368

7.83	(17.06)	1,973,502	1.17	1.17	1.15	1.15	2.02	482

9.44	(0.94)	3,010,359	1.15	1.15	1.15	1.15	0.73	537

9.94	(9.69)	21,706	1.35	1.35	1.25	1.25	1.72	339

11.31	19.30	53,041	1.28	1.28	1.25	1.25	1.39	87

10.33	38.01	41,744	1.37	1.37	1.25	1.25	2.06	368

7.83	(17.06)	7,589	1.27	1.27	1.25	1.25	1.90	482

9.44	(1.00)	7,575	1.25	1.25	1.25	1.25	0.57	537

9.81	(10.02)	17,935	1.65	1.65	1.55	1.55	1.42	339

11.18	18.97	25,707	1.58	1.58	1.55	1.55	1.10	87

10.23	37.61	7,396	1.67	1.67	1.55	1.55	1.83	368

7.76	(17.36)	4,026	1.57	1.57	1.55	1.55	1.55	482

9.39	(1.36)	10,935	1.55	1.55	1.55	1.55	0.36	537

9.50	(10.77)	3,331	2.40	2.40	2.30	2.30	0.67	339

10.87	18.13	4,657	2.33	2.33	2.30	2.30	0.31	87

9.98	36.57	2,268	2.42	2.42	2.30	2.30	1.10	368

7.59	(17.95)	1,618	2.32	2.32	2.30	2.30	0.89	482

9.25	(2.01)	1,890	2.30	2.30	2.30	2.30	(0.34)	537

ANNUAL REPORT	MARCH 31, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS International Fund
Institutional Class

03/31/2019	$9.63	$0.25	$(0.97)	$(0.72)	$(1.82)	$0.00	$0.00	$(1.82)

03/31/2018	9.04	0.17	1.35	1.52	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.48	0.22	1.44	1.66	(0.10)	0.00	0.00	(0.10)

03/31/2016	8.95	0.16	(1.40)	(1.24)	(0.23)	0.00	0.00	(0.23)

03/31/2015	12.56	0.24	(1.08)	(0.84)	(0.34)	(2.43)	0.00	(2.77)
I-2

03/31/2019	9.62	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.03	0.17	1.34	1.51	(0.92)	0.00	0.00	(0.92)

03/31/2017	7.47	0.23	1.42	1.65	(0.09)	0.00	0.00	(0.09)

03/31/2016	8.93	0.14	(1.39)	(1.25)	(0.21)	0.00	0.00	(0.21)

05/30/2014 - 03/31/2015	12.91	0.16	(1.37)	(1.21)	(0.34)	(2.43)	0.00	(2.77)
Class A

03/31/2019	9.60	0.23	(0.96)	(0.73)	(1.80)	0.00	0.00	(1.80)

03/31/2018	9.03	0.16	1.32	1.48	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.47	0.21	1.42	1.63	(0.07)	0.00	0.00	(0.07)

03/31/2016	8.95	0.14	(1.41)	(1.27)	(0.21)	0.00	0.00	(0.21)

03/31/2015	12.56	0.20	(1.09)	(0.89)	(0.29)	(2.43)	0.00	(2.72)

PIMCO RAE PLUS Small Fund
Institutional Class

03/31/2019	$11.61	$0.23	$(0.29)	$(0.06)	$(0.38)	$(0.76)	$0.00	$(1.14)

03/31/2018	11.60	0.20	0.98	1.18	(0.49)	(0.68)	0.00	(1.17)

03/31/2017	8.82	0.29	2.55	2.84	(0.06)	0.00	0.00	(0.06)

03/31/2016	12.39	0.25	(1.51)	(1.26)	(0.39)	(1.92)	0.00	(2.31)

03/31/2015	12.33	0.23	0.60	0.83	(0.77)	0.00	0.00	(0.77)
I-2

03/31/2019	11.58	0.22	(0.29)	(0.07)	(0.37)	(0.76)	0.00	(1.13)

03/31/2018	11.57	0.18	0.99	1.17	(0.48)	(0.68)	0.00	(1.16)

03/31/2017	8.81	0.27	2.55	2.82	(0.06)	0.00	0.00	(0.06)

03/31/2016	12.38	0.25	(1.53)	(1.28)	(0.37)	(1.92)	0.00	(2.29)

05/30/2014 - 03/31/2015	12.01	0.13	1.02	1.15	(0.78)	0.00	0.00	(0.78)
Class A

03/31/2019	11.51	0.19	(0.28)	(0.09)	(0.35)	(0.76)	0.00	(1.11)

03/31/2018	11.52	0.16	0.97	1.13	(0.46)	(0.68)	0.00	(1.14)

03/31/2017	8.77	0.25	2.53	2.78	(0.03)	0.00	0.00	(0.03)

03/31/2016	12.34	0.21	(1.51)	(1.30)	(0.35)	(1.92)	0.00	(2.27)

03/31/2015	12.32	0.12	0.66	0.78	(0.76)	0.00	0.00	(0.76)
Class C

03/31/2019	11.32	0.10	(0.28)	(0.18)	(0.27)	(0.76)	0.00	(1.03)

03/31/2018	11.34	0.06	0.97	1.03	(0.37)	(0.68)	0.00	(1.05)

03/31/2017	8.68	0.20	2.46	2.66	0.00	0.00	0.00	0.00

03/31/2016	12.27	0.15	(1.52)	(1.37)	(0.30)	(1.92)	0.00	(2.22)

03/31/2015	12.31	0.06	0.63	0.69	(0.73)	0.00	0.00	(0.73)

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class

03/31/2019	$9.51	$0.17	$0.68	$0.85	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2018	10.02	0.16	0.39	0.55	(1.06)	0.00	0.00	(1.06)

03/31/2017	9.33	0.22	0.87	1.09	(0.40)	0.00	0.00	(0.40)

03/31/2016	9.82	0.15	(0.33)	(0.18)	(0.31)	0.00	0.00	(0.31)

12/04/2014 - 03/31/2015	10.00	0.02	(0.12)	(0.10)	(0.08)	0.00	0.00	(0.08)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.09	(7.10)%	$380,912	1.09%		1.09%		0.83%		0.83%		3.10%		366%

9.63	16.94	557,862	0.94		0.94		0.82		0.82		1.77		144

9.04	22.36	942,949	0.87		0.87		0.82		0.82		2.66		250

7.48	(14.06)	619,564	0.83		0.83		0.82		0.82		1.89		465

8.95	(6.53)	1,096,358	0.83		0.83		0.82		0.82		2.07		857

7.08	(7.18)	4,720	1.19		1.19		0.93		0.93		3.06		366

9.62	16.88	3,958	1.04		1.04		0.92		0.92		1.71		144

9.03	22.30	4,830	0.97		0.97		0.92		0.92		2.83		250

7.47	(14.14)	3,777	0.93		0.93		0.92		0.92		1.72		465

8.93	(9.17)	2,752	0.93	*	0.93	*	0.92	*	0.92	*	2.00	*	857

7.07	(7.31)	9,292	1.44		1.44		1.18		1.18		2.85		366

9.60	16.44	9,481	1.29		1.29		1.17		1.17		1.65		144

9.03	22.01	3,142	1.22		1.22		1.17		1.17		2.57		250

7.47	(14.37)	2,727	1.18		1.18		1.17		1.17		1.70		465

8.95	(6.96)	2,425	1.18		1.18		1.17		1.17		1.78		857

$10.41	(0.37)%	$137,253	0.92%		0.92%		0.84%		0.84%		1.99%		405%

11.61	10.35	81,039	0.89		0.89		0.84		0.84		1.66		141

11.60	32.15	65,475	0.88		0.88		0.84		0.84		2.83		352

8.82	(10.27)	47,436	0.87		0.87		0.84		0.84		2.26		526

12.39	6.82	391,557	0.85		0.85		0.84		0.84		1.85		722

10.38	(0.46)	5,079	1.02		1.02		0.94		0.94		1.91		405

11.58	10.26	2,938	0.99		0.99		0.94		0.94		1.54		141

11.57	32.00	3,584	0.98		0.98		0.94		0.94		2.52		352

8.81	(10.40)	1,389	0.97		0.97		0.94		0.94		2.21		526

12.38	9.64	4,475	0.95	*	0.95	*	0.94	*	0.94	*	1.31	*	722

10.31	(0.70)	15,655	1.27		1.27		1.19		1.19		1.66		405

11.51	9.90	10,296	1.24		1.24		1.19		1.19		1.34		141

11.52	31.73	3,861	1.23		1.23		1.19		1.19		2.42		352

8.77	(10.63)	2,252	1.22		1.22		1.19		1.19		1.93		526

12.34	6.45	6,255	1.20		1.20		1.19		1.19		0.99		722

10.11	(1.45)	3,581	2.02		2.02		1.94		1.94		0.91		405

11.32	9.20	2,713	1.99		1.99		1.94		1.94		0.55		141

11.34	30.65	2,928	1.98		1.98		1.94		1.94		2.00		352

8.68	(11.24)	4,017	1.97		1.97		1.94		1.94		1.39		526

12.27	5.67	4,536	1.95		1.95		1.94		1.94		0.53		722

$10.23	8.94%	$1,715,801	1.28%		1.28%		1.19%		1.19%		1.72%		337%

9.51	5.35	1,028,520	1.23		1.23		1.19		1.19		1.62		168

10.02	11.92	1,379,963	1.22		1.22		1.19		1.19		2.26		231

9.33	(1.76)	1,892,173	1.22		1.22		1.19		1.19		1.56		529

9.82	(0.96)	3,224,507	1.19	*	1.19	*	1.19	*	1.19	*	0.52	*	136

ANNUAL REPORT	MARCH 31, 2019	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund

Assets:

Investments, at value
Investments in securities*	$1,387,368	$108,264	$967,062	$563,916
Investments in Affiliates	520,905	6,255	127,183	47,387
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,024	436	3,154	1,833
Over the counter	41,593	4,713	9,388	10,226
Cash	0	1	1	1
Deposits with counterparty	3,978	626	3,633	2,037
Foreign currency, at value	4,988	523	3,515	2,886
Receivable for investments sold	4,675	1,082	2,673	1,916
Receivable for TBA investments sold	540,741	38,200	344,169	187,697
Receivable for Fund shares sold	0	18	0	1,202
Interest and/or dividends receivable	4,802	395	3,532	1,869
Dividends receivable from Affiliates	1,270	20	353	125
Reimbursement receivable from PIMCO	0	0	104	0
Total Assets	2,515,344	160,533	1,464,767	821,095

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$14,135	$21,113
Payable for sale-buyback transactions	0	0	101,265	7,795
Payable for short sales	14,515	1,367	8,820	5,319
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,624	413	2,897	1,711
Over the counter	77,488	1,673	12,231	8,231
Payable for investments purchased	5,861	391	8,732	1,823
Payable for investments in Affiliates purchased	1,270	20	353	125
Payable for TBA investments purchased	767,577	56,312	482,160	274,820
Deposits from counterparty	39,529	5,901	10,902	10,325
Payable for Fund shares redeemed	59	3	0	27
Overdraft due to custodian	1,103	0	0	0
Accrued investment advisory fees	856	45	603	230
Accrued supervisory and administrative fees	336	22	212	102
Accrued distribution fees	0	0	0	0
Accrued servicing fees	2	2	0	0
Other liabilities	1	0	1	0
Total Liabilities	913,221	66,149	642,311	331,621

Net Assets	$1,602,123	$94,384	$822,456	$489,474

Net Assets Consist of:

Paid in capital	$2,428,610	$94,630	$758,519	$493,680
Distributable earnings (accumulated loss)	(826,487)	(246)	63,937	(4,206)

Net Assets	$1,602,123	$94,384	$822,456	$489,474

Cost of investments in securities	$1,377,147	$108,065	$954,887	$561,198
Cost of investments in Affiliates	$521,993	$6,250	$127,830	$47,676
Cost of foreign currency held	$5,271	$555	$3,755	$3,021
Proceeds received on short sales	$13,994	$1,326	$8,503	$5,131
Cost or premiums of financial derivative instruments, net	$20,275	$1,479	$(1,192)	$3,713

* Includes repurchase agreements of:	$9,559	$1,639	$14,515	$9,417

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$1,591,687	$3,242,565	$416,928	$144,679	$1,666,419
591,102	489,689	66,614	50,127	342,464

6,556	9,582	1,346	430	6,536
9,755	61,038	2,534	3,938	23,796
1	0	0	2	0
3,918	7,275	2,425	1,848	3,850
7,304	5,214	1,918	574	7,879
7,003	12,253	5,954	372	19,556
652,243	1,193,774	215,372	78,670	498,581
581	1,714	242	2,015	81
4,737	10,133	1,421	456	5,481
1,334	1,500	190	129	872
0	0	0	0	0
2,876,221	5,034,737	714,944	283,240	2,575,515

$0	$0	$0	$0	$0
123,904	26,948	5,182	0	15,547
18,692	32,059	4,929	1,572	18,437

6,092	9,065	1,233	410	4,655
65,873	80,737	12,666	2,532	38,018
6,415	17,370	1,434	6,499	9,683
1,334	1,500	190	129	872
909,626	1,686,058	287,448	107,006	733,414
13,774	21,900	2,056	3,075	36,319
2,146	46	36	326	252
0	2,105	4,559	0	806
800	2,320	197	81	1,350
515	823	88	36	359
186	2	0	2	0
198	5	2	4	0
2	3	0	0	2
1,149,557	1,880,941	320,020	121,672	859,714

$1,726,664	$3,153,796	$394,924	$161,568	$1,715,801

$1,542,870	$3,322,251	$415,243	$176,480	$1,784,455
183,794	(168,455)	(20,319)	(14,912)	(68,654)

$1,726,664	$3,153,796	$394,924	$161,568	$1,715,801

$1,553,551	$3,200,420	$409,142	$142,333	$1,645,046
$592,550	$491,358	$66,571	$50,192	$343,199
$7,404	$5,620	$1,958	$595	$8,149
$18,020	$30,879	$4,758	$1,518	$17,774
$9,559	$17,774	$1,047	$33	$14,905

$35,166	$47,950	$8,643	$6,696	$28,253

ANNUAL REPORT	MARCH 31, 2019	25

Statements of Assets and Liabilities (Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund

Net Assets:

Institutional Class	$1,591,337	$84,396	$822,456	$478,456
I-2	1,420	N/A	N/A	11,018
I-3	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	9,366	9,988	N/A	N/A
Class C	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	161,733	9,609	96,336	61,099
I-2	145	N/A	N/A	1,412
I-3	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	975	1,159	N/A	N/A
Class C	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$9.84	$8.78	$8.54	$7.83
I-2	9.81	N/A	N/A	7.80
I-3	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	9.61	8.62	N/A	N/A
Class C	N/A	N/A	N/A	N/A

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$491,771	$3,110,824	$380,912	$137,253	$1,715,801
296,026	21,706	4,720	5,079	N/A
1,890	N/A	N/A	N/A	N/A
5,213	N/A	N/A	N/A	N/A
649,864	17,935	9,292	15,655	N/A
281,900	3,331	N/A	3,581	N/A

70,215	313,015	53,699	13,188	167,676
42,614	2,185	667	489	N/A
272	N/A	N/A	N/A	N/A
764	N/A	N/A	N/A	N/A
98,089	1,829	1,315	1,518	N/A
46,705	350	N/A	354	N/A

$7.00	$9.94	$7.09	$10.41	$10.23
6.95	9.94	7.08	10.38	N/A
6.94	N/A	N/A	N/A	N/A
6.82	N/A	N/A	N/A	N/A
6.63	9.81	7.07	10.31	N/A
6.04	9.50	N/A	10.11	N/A

ANNUAL REPORT	MARCH 31, 2019	27

Statements of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund

Investment Income:

Interest, net of foreign taxes*	$30,598	$4,394	$34,078	$18,116
Dividends	740	0	0	0
Dividends from Investments in Affiliates	14,364	1,498	4,808	3,214
Total Income	45,702	5,892	38,886	21,330

Expenses:

Investment advisory fees	9,697	1,019	7,501	3,301
Supervisory and administrative fees	3,810	492	2,647	1,456
Distribution and/or servicing fees - Administrative Class	0	0	0	0
Distribution fees - Class C	19 (a)	19 (a)	0	0
Servicing fees - Class A	27	27	0	0
Servicing fees - Class C	6 (a)	6 (a)	0	0
Trustee fees	8	1	6	4
Interest expense	1,326	157	3,865	541
Miscellaneous expense	16	3	43	11
Total Expenses	14,909	1,724	14,062	5,313
Waiver and/or Reimbursement by PIMCO	0	0	(1,330)	0
Net Expenses	14,909	1,724	12,732	5,313

Net Investment Income (Loss)	30,793	4,168	26,154	16,017

Net Realized Gain (Loss):

Investments in securities	9,885	(1,354)	5,765	8,084
Investments in Affiliates	67	(26)	41	(151)
Net capital gain distributions received from Affiliate investments	248	0	145	81
Exchange-traded or centrally cleared financial derivative instruments	12,712	1,635	12,955	1,061
Over the counter financial derivative instruments	(17,222)	7,416	21,630	(18,468)
Short sales	(410)	(30)	(238)	(140)
Foreign currency	(2,453)	(540)	(3,926)	(1,864)

Net Realized Gain (Loss)	2,827	7,101	36,372	(11,397)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	6,069	(214)	(6,731)	(4,469)
Investments in Affiliates	(983)	19	(641)	(185)
Exchange-traded or centrally cleared financial derivative instruments	(32,575)	(2,373)	(21,839)	(8,515)
Over the counter financial derivative instruments	(39,011)	8,126	(76,102)	11,338
Short sales	(407)	(31)	(248)	(147)
Foreign currency assets and liabilities	(61)	(31)	(341)	(214)

Net Change in Unrealized Appreciation (Depreciation)	(66,968)	5,496	(105,902)	(2,192)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(33,348)	$16,765	$(43,376)	$2,428

* Foreign tax withholdings	$0	$7	$26	$14

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$39,484	$65,267	$12,664	$2,439	$35,509
0	676	197	0	0
17,409	24,014	1,570	1,123	9,575
56,893	89,957	14,431	3,562	45,084

9,672	24,846	1,964	718	14,105
6,231	8,832	875	328	3,751
80	0	0	0	0
2,291	28	0	24	0
1,688	51	21	38	0
764	9	0	8	0
10	16	2	1	8
2,588	2,970	877	103	1,304
58	2	19	0	31
23,382	36,754	3,758	1,220	19,199
(0)	0	0	0	0
23,382	36,754	3,758	1,220	19,199

33,511	53,203	10,673	2,342	25,885

1,499	18,454	181	(331)	8,867
15	244	112	0	(79)
309	335	0	16	176
25,995	27,964	5,831	1,737	10,865
174,363	(245,222)	13,198	(2,742)	105,702
(481)	(958)	(97)	(39)	(476)
(4,580)	(5,422)	(1,354)	(292)	(3,659)

197,120	(204,605)	17,871	(1,651)	121,396

11,785	17,123	(881)	1,984	13,425
(1,292)	(1,438)	24	(53)	(697)
(44,286)	(74,133)	(7,406)	(3,555)	(36,518)
(133,098)	(50,157)	(25,024)	3,050	(2,836)
(514)	(917)	(125)	(40)	(516)
(250)	(399)	(254)	(7)	(127)

(167,655)	(109,921)	(33,666)	1,379	(27,269)

$62,976	$(261,323)	$(5,122)	$2,070	$120,012

$0	$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2019	29

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund				PIMCO RAE Low Volatility PLUS Fund				PIMCO RAE Low Volatility PLUS EMG Fund

(Amounts in thousands†)	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$30,793		$11,102		$4,168		$3,815		$26,154	$42,569
Net realized gain (loss)	2,827		(11,994)		7,101		24,645		36,372	559,728
Net change in unrealized appreciation (depreciation)	(66,968)		6,545		5,496		(13,499)		(105,902)	(253,278)

Net Increase (Decrease) in Net Assets Resulting from Operations	(33,348)		5,653		16,765		14,961		(43,376)	349,019

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(8,264)		(5,289)		(32,856)		(27,514)		(119,981)	(130,963)
I-2	(8)		(53)		0		(220	)(a)	0	(8	)(b)
I-3	0		0		0		0		0	0
Administrative Class	0		0		0		0		0	0
Class D	0		(62	)(d)	0		0		0	0
Class A	(29)		(68)		(4,270)		(2,330)		0	(27	)(b)
Class C	(0	)(f)	(28)		(149	)(f)	(857)		0	(7	)(g)

Total Distributions(i)	(8,301)		(5,500)		(37,275)		(30,921)		(119,981)	(131,005)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	173,124		1,053,436		(103,012)		28,003		(161,706)	(2,259,086)

Total Increase (Decrease) in Net Assets	131,475		1,053,589		(123,522)		12,043		(325,063)	(2,041,072)

Net Assets:

Beginning of year	1,470,648		417,059		217,906		205,863		1,147,519	3,188,591
End of year	$1,602,123		$1,470,648		$94,384		$217,906		$822,456	$1,147,519

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a )	Class P Shares liquidated at the close of business on January 31, 2018.
(b )	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(c )	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(d )	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(e )	Class A Shares liquidated at the close of business on January 31, 2018.
(f )	Class C Shares liquidated at the close of business on October 31, 2018.
(g )	Class C Shares liquidated at the close of business on July 28, 2017.
(h )	Class C Shares liquidated at the close of business on January 31, 2018.
(i )

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE Low Volatility PLUS International Fund			PIMCO RAE PLUS Fund			PIMCO RAE PLUS EMG Fund			PIMCO RAE PLUS International Fund

Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

$16,017	$14,368		$33,511	$22,565		$53,203	$27,014		$10,673	$19,502
(11,397)	196,595		197,120	247,285		(204,605)	394,329		17,871	237,687
(2,192)	(77,657)		(167,655)	(70,304)		(109,921)	(119,965)		(33,666)	(42,546)

2,428	133,306		62,976	199,546		(261,323)	301,378		(5,122)	214,643

(149,521)	(50,183)		(56,007)	(38,770)		(79,626)	(153,903)		(73,071)	(97,032)
(3,120)	(507)		(30,667)	(21,279)		(622)	(3,239)		(977)	(493)
0	0		(126)	0		0	0		0	0
0	0		(3,456)	(2,619)		0	(38	)(c)	0	0
0	0		0	(23,334	)(d)	0	(1,604	)(d)	0	(417	)(d)
0	(185	)(e)	(73,467)	(36,372)		(480)	(930)		(1,753)	(410)
0	(6	)(g)	(34,685)	(27,529)		(76)	(287)		0	(150	)(h)

(152,641)	(50,881)		(198,408)	(149,903)		(80,804)	(160,001)		(75,801)	(98,502)

(17,852)	(954,757)		99,983	(140,273)		916,166	1,142,202		(95,454)	(501,309)

(168,065)	(872,332)		(35,449)	(90,630)		574,039	1,283,579		(176,377)	(385,168)

657,539	1,529,871		1,762,113	1,852,743		2,579,757	1,296,178		571,301	956,469
$489,474	$657,539		$1,726,664	$1,762,113		$3,153,796	$2,579,757		$394,924	$571,301

ANNUAL REPORT	MARCH 31, 2019	31

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE PLUS Small Fund			PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,342	$1,417		$25,885	$15,461
Net realized gain (loss)	(1,651)	10,499		121,396	37,457
Net change in unrealized appreciation (depreciation)	1,379	(3,073)		(27,269)	(11,527)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,070	8,843		120,012	41,391

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(9,053)	(7,533)		(20,902)	(91,937)
I-2	(544)	(230)		0	(38	)(a)
I-3	0	0		0	0
Administrative Class	0	0		0	0
Class D	0	(471	)(b)	0	0
Class A	(1,392)	(474)		0	(17	)(a)
Class C	(316)	(247)		0	(9	)(c)

Total Distributions(d)	(11,305)	(8,955)		(20,902)	(92,001)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	73,817	16,418		588,171	(301,613)

Total Increase (Decrease) in Net Assets	64,582	16,306		687,281	(352,223)

Net Assets:

Beginning of year	96,986	80,680		1,028,520	1,380,743
End of year	$161,568	$96,986		$1,715,801	$1,028,520

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(b)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(c)	Class C Shares liquidated at the close of business on July 28, 2017.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~		$1,070	$1,064

Klockner-Pentaplast of America, Inc.
6.749% (LIBOR03M + 4.250%) due 06/30/2022 ~		690	609

Total Loan Participations and Assignments (Cost $1,754)			1,673

CORPORATE BONDS & NOTES 10.9%

BANKING & FINANCE 7.6%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,119

Banco del Estado de Chile
4.125% due 10/07/2020		5,300	5,377

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)	EUR	900	1,037

Bank of America Corp.
3.389% (US0003M + 0.790%) due 03/05/2024 ~		$2,000	1,994

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	1,600	1,891

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$1,800	1,959
10.179% due 06/12/2021		5,100	5,776

Barclays PLC
3.200% due 08/10/2021		1,000	1,001
4.063% (US0003M + 1.380%) due 05/16/2024 ~		3,100	3,011
4.610% due 02/15/2023 •		2,500	2,556
6.500% due 09/15/2019 •(h)(i)	EUR	1,000	1,134
7.000% due 09/15/2019 •(h)(i)	GBP	700	917
8.000% due 12/15/2020 •(h)(i)	EUR	1,900	2,298

Blackstone CQP Holdco LP
6.500% due 03/20/2021		$700	700

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		3,100	3,106

CNH Industrial Capital LLC
4.375% due 11/06/2020		300	306

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	1,500	1,747
6.625% due 06/29/2021 •(h)(i)		2,200	2,693

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~		1,200	1,331
3.869% (US0003M + 1.230%) due 02/27/2023 ~		$2,800	2,690
4.250% due 10/14/2021		3,800	3,821
5.000% due 02/14/2022		3,900	3,989

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	200	256

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,100	1,297

Ford Motor Credit Co. LLC
2.597% due 11/04/2019		$1,300	1,296
3.528% due 08/12/2019 •		6,900	6,898
3.532% (US0003M + 0.930%) due 09/24/2020 ~		2,300	2,291
3.605% (US0003M + 0.810%) due 04/05/2021 ~		1,700	1,660

General Motors Financial Co., Inc.
2.350% due 10/04/2019		500	499
4.064% (US0003M + 1.270%) due 10/04/2019 ~		1,500	1,505

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		1,000	1,010
4.229% (US0003M + 1.600%) due 11/29/2023 ~		100	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSPA Monetization Trust
6.422% due 10/09/2029		$114	$131

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		1,200	1,200
3.683% (US0003M + 1.000%) due 05/18/2024 ~		600	595
4.292% due 09/12/2026 •		1,300	1,343
4.295% (US0003M + 1.500%) due 01/05/2022 ~		600	613
4.750% due 07/04/2029 •(h)(i)	EUR	1,700	1,871
5.875% due 09/28/2026 •(h)(i)	GBP	1,200	1,577
6.500% due 03/23/2028 •(h)(i)		$700	694

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		3,100	3,098
3.662% (US0003M + 0.890%) due 07/23/2024 ~		2,600	2,595
3.797% due 07/23/2024 •		1,100	1,131
4.009% (US0003M + 1.230%) due 10/24/2023 ~		300	305
6.221% (US0003M + 3.470%) due 04/30/2019 ~(h)		1,400	1,409

Lloyds Banking Group PLC
4.050% due 08/16/2023		1,500	1,531
4.550% due 08/16/2028		1,500	1,556
7.000% due 06/27/2019 •(h)(i)	GBP	2,000	2,611
7.500% due 09/27/2025 •(h)(i)		$500	508

Mitsubishi UFJ Financial Group, Inc.
3.625% (US0003M + 0.860%) due 07/26/2023 ~		1,100	1,104

Morgan Stanley
3.958% (US0003M + 1.220%) due 05/08/2024 ~		200	202

Nationwide Building Society
4.363% due 08/01/2024 •		1,300	1,322
6.875% due 06/20/2019 •(h)(i)	GBP	1,800	2,359

Navient Corp.
8.000% due 03/25/2020		$400	417

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		300	293
3.447% (US0003M + 0.650%) due 07/13/2022 ~		600	590

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •		1,700	1,767
7.500% due 08/10/2020 •(h)(i)		1,200	1,225
8.625% due 08/15/2021 •(h)(i)		2,400	2,562

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,000	2,061

SL Green Realty Corp.
4.500% due 12/01/2022		1,300	1,345

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	170	223

UBS AG
5.125% due 05/15/2024 (i)		$1,600	1,636
7.625% due 08/17/2022 (i)		2,350	2,586

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		500	500
4.125% due 09/24/2025		500	517

UniCredit SpA
6.572% due 01/14/2022		2,500	2,621
7.830% due 12/04/2023		4,450	4,960

WPC Eurobond BV
2.250% due 04/09/2026	EUR	2,800	3,220

			121,545

INDUSTRIALS 1.8%

Andeavor Logistics LP
5.500% due 10/15/2019		$100	101

BAT Capital Corp.
2.764% due 08/15/2022		600	591
3.564% (US0003M + 0.880%) due 08/15/2022 ~		1,000	997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
3.241% (US0003M + 0.630%) due 03/15/2021 ~		$300	$298
3.300% due 03/15/2021		400	403
3.650% due 03/15/2023		1,800	1,827

Canadian Pacific Railway Co.
4.500% due 01/15/2022		200	208

Charter Communications Operating LLC
4.386% (US0003M + 1.650%) due 02/01/2024 ~		3,500	3,511
4.464% due 07/23/2022		3,100	3,210
4.908% due 07/23/2025		1,000	1,055

Daimler Finance North America LLC
3.400% due 02/22/2022		1,500	1,515

Dell International LLC
4.420% due 06/15/2021		2,700	2,771

Deutsche Telekom International Finance BV
2.225% due 01/17/2020		150	149

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		300	300

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,900	3,144

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		$1,600	1,601

Mylan NV
3.150% due 06/15/2021		800	799

Penske Truck Leasing Co. LP
3.200% due 07/15/2020		200	200

SASOL Financing USA LLC
5.875% due 03/27/2024		700	743

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		380	378

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~		1,500	1,494

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~		500	500
3.650% due 08/16/2023		1,600	1,644
3.950% due 08/16/2025		300	312

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		700	697

ZF North America Capital, Inc.
4.500% due 04/29/2022		400	402

			28,850

UTILITIES 1.5%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		4,400	4,420
3.737% (US0003M + 0.950%) due 07/15/2021 ~		900	911
3.777% (US0003M + 1.180%) due 06/12/2024 ~		3,300	3,275

BellSouth LLC
4.333% due 04/26/2021		6,000	6,007

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		1,900	1,900

Mississippi Power Co.
3.259% (US0003M + 0.650%) due 03/27/2020 ~		2,600	2,600

NextEra Energy Capital Holdings, Inc.
3.342% due 09/01/2020		50	50

Petrobras Global Finance BV
5.999% due 01/27/2028		1,751	1,776

Rio Oil Finance Trust
8.200% due 04/06/2028		1,200	1,302

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~		900	892

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
3.376% due 02/15/2025	$505	$512
3.784% (US0003M + 1.100%) due 05/15/2025 ~	1,400	1,401

		25,046

Total Corporate Bonds & Notes (Cost $175,366)		175,441

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.0%

Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	211

ILLINOIS 0.3%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,200	1,512

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	1,052

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	450	502

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	285	310
6.725% due 04/01/2035	585	633

		4,009

NEW JERSEY 0.1%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (e)	1,935	1,714

Total Municipal Bonds & Notes (Cost $5,169)		5,934

U.S. GOVERNMENT AGENCIES 20.6%

Fannie Mae
2.310% due 08/01/2022	200	199
2.870% due 09/01/2027	1,000	998
3.500% due 02/01/2043 - 09/01/2048	65,673	66,732
3.820% due 09/01/2021	4,508	4,647
4.178% due 07/01/2035 •	229	241
4.223% due 03/01/2034 •	156	161
4.500% due 09/25/2040	2,063	2,394
4.797% due 12/01/2034 •	108	113
6.000% due 05/01/2036 - 04/01/2041	1,608	1,759
6.500% due 09/01/2036	255	282

Fannie Mae, TBA
3.500% due 05/01/2049	66,100	66,973
4.000% due 04/01/2049 - 05/01/2049	159,300	163,771

Freddie Mac
3.500% due 07/15/2042	6,715	6,851
6.500% due 05/01/2035	367	407

Ginnie Mae
2.839% due 08/20/2047	1,094	1,095
3.210% due 04/20/2068 •	3,783	3,812
3.500% due 11/20/2044 •	3,853	3,916

Ginnie Mae, TBA
5.000% due 05/01/2049	4,800	5,010

Small Business Administration
5.490% due 03/01/2028	73	78
6.020% due 08/01/2028	622	663

Total U.S. Government Agencies (Cost $327,574)		330,102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 30.6%

U.S. Treasury Bonds
3.000% due 08/15/2048	$600	$623
3.000% due 02/15/2049	19,200	19,936
4.625% due 02/15/2040 (o)	3,100	4,079

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2021 (m)(o)	5,628	5,586
0.125% due 01/15/2022 (m)(o)	11,788	11,699
0.125% due 04/15/2022	25,460	25,206
0.125% due 07/15/2022	17,403	17,320
0.125% due 07/15/2024	27,985	27,653
0.375% due 01/15/2027 (o)	4,689	4,651
0.375% due 07/15/2027 (o)	1,235	1,226
0.500% due 01/15/2028	408	408
0.625% due 01/15/2026 (o)	2,648	2,680
0.750% due 07/15/2028	16,344	16,724
0.875% due 01/15/2029	16,547	17,095
1.000% due 02/15/2048	16,433	16,823
1.750% due 01/15/2028 (m)(o)	10,573	11,688
2.000% due 01/15/2026	11,413	12,599
2.375% due 01/15/2025 (o)	6,276	6,974
2.375% due 01/15/2027	64,402	73,681

U.S. Treasury Notes
1.125% due 09/30/2021 (m)(o)	17,200	16,745
1.500% due 08/15/2026 (m)(o)	4,700	4,435
2.125% due 05/15/2025 (m)(o)	33,150	32,826
2.625% due 02/15/2029	156,800	159,872

Total U.S. Treasury Obligations (Cost $484,818)		490,529

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.0%

Adjustable Rate Mortgage Trust
4.384% due 01/25/2036 ^~	3,691	3,361

American Home Mortgage Assets Trust
6.250% due 11/25/2046 Ø	945	839

Banc of America Funding Trust
4.463% due 09/20/2046 ^~	4,867	4,397

Bear Stearns Adjustable Rate Mortgage Trust
4.354% due 08/25/2033 ~	129	130

Bear Stearns ALT-A Trust
4.568% due 05/25/2035 ~	177	179

Chase Mortgage Finance Trust
4.134% due 09/25/2036 ^~	1,123	1,050

Citigroup Mortgage Loan Trust
2.726% due 11/25/2036 •	426	426
4.273% due 09/25/2037 ^~	90	87

CitiMortgage Alternative Loan Trust
3.086% due 04/25/2037 •	1,271	1,025

Countrywide Alternative Loan Trust
2.606% due 12/25/2046 •	5,677	5,403
2.656% due 11/25/2036 •	2,013	1,950
5.500% due 06/25/2025	1,544	1,548
5.500% due 11/25/2035 ^	540	476
6.000% due 12/25/2035 ^	1,997	1,893
6.000% due 05/25/2036 ^	236	181
6.250% due 08/01/2036	3,449	2,968
7.000% due 10/25/2037	451	268

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 01/25/2037 ^	1,267	1,044
6.000% due 02/25/2037 ^	1,332	1,084

Countrywide Home Loan Reperforming REMIC Trust
2.826% due 06/25/2035 •	426	412

Credit Suisse Mortgage Capital Certificates
4.237% due 06/25/2050 ~	2,354	1,836

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.676% due 02/25/2037 ^•	4,558	4,128

Downey Savings & Loan Association Mortgage Loan Trust
2.672% due 10/19/2036 •	976	861

First Horizon Alternative Mortgage Securities Trust
4.173% due 06/25/2036 ^~	3,548	3,271

Impac CMB Trust
3.126% due 03/25/2035 •	1,101	1,076

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
2.686% due 11/25/2046 •		$4,240	$3,885
2.966% due 07/25/2035 •		1,520	1,490

JPMorgan Mortgage Trust
3.674% due 07/27/2037 ~		641	644
4.327% due 07/25/2035 ~		564	568
5.750% due 01/25/2036 ^		48	37

Lehman Mortgage Trust
3.136% due 11/25/2036 •		946	645

Lehman XS Trust
2.711% due 08/25/2046 •		2,455	2,304

Luminent Mortgage Trust
4.240% due 04/25/2036 ~		4,270	3,919

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		953	911

Merrill Lynch Alternative Note Asset Trust
2.660% due 02/25/2037 •		135	135
2.686% due 03/25/2037 •		9,059	3,865
6.000% due 03/25/2037		250	182

Merrill Lynch Mortgage Investors Trust
4.318% due 04/25/2035 ~		82	80
4.323% due 02/25/2036 ~		8	8

Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036		409	324

MortgageIT Trust
2.746% due 12/25/2035 •		2,577	2,566

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^Ø		151	111

NovaStar Mortgage Funding Trust
2.896% due 09/25/2046 •		2,782	1,346

Prime Mortgage Trust
6.000% due 06/25/2036 ^		636	588

RBSSP Resecuritization Trust
2.740% due 02/26/2037 •		2,012	1,991
2.984% due 04/26/2037 •		81	81

Residential Accredit Loans, Inc. Trust
2.736% due 08/25/2037 •		128	120
6.000% due 01/25/2037 ^		223	208
6.000% due 03/25/2037		559	514

Residential Funding Mortgage Securities, Inc. Trust
4.880% due 04/25/2037 ~		1,312	1,260

Sequoia Mortgage Trust
3.805% due 09/20/2046 ^~		735	602

Structured Adjustable Rate Mortgage Loan Trust
4.233% due 08/25/2035 ~		194	172
4.498% due 03/25/2036 ^~		248	226

Structured Asset Securities Corp.
5.500% due 06/25/2035		3,086	3,197

Thornburg Mortgage Securities Trust
3.463% due 03/25/2044 ~		609	607
4.068% due 12/25/2044 ~		809	815
4.306% due 09/25/2037 ~		7	7

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	4,500	5,862

WaMu Mortgage Pass-Through Certificates Trust
2.756% due 12/25/2045 •		$132	131
3.266% due 01/25/2045 •		4,956	4,885
3.397% due 02/25/2046 •		409	409
3.550% due 06/25/2037 ^~		807	750
3.628% due 06/25/2037 ^~		307	292
4.016% due 10/25/2035 ~		162	160
4.193% due 12/25/2035 ~		1,477	1,466
4.377% due 01/25/2035 ~		373	383

Washington Mutual Mortgage Pass-Through Certificates Trust
2.736% due 02/25/2036 •		3,123	2,785
3.147% due 02/25/2047 ^•		4,937	4,418
3.337% due 04/25/2046 •		375	343

Wells Fargo Mortgage-Backed Securities Trust
4.558% due 12/25/2034 ~		50	51
4.708% due 09/25/2036 ^~(c)		65	66
4.903% due 06/25/2035 ~		355	368

Total Non-Agency Mortgage-Backed Securities (Cost $94,096)			95,670

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 9.3%

Allegro CLO Ltd.
3.971% due 01/30/2026 •	$480	$480

Argent Securities Trust
2.676% due 03/25/2036 •	5,299	4,836

Bayview Koitere Fund Trust
3.623% due 03/28/2033 Ø	441	443

Bayview Opportunity Master Fund Trust
3.844% due 04/28/2033 Ø	1,549	1,556

Bear Stearns Asset-Backed Securities Trust
3.536% due 08/25/2037 •	3,031	2,674
4.332% due 07/25/2036 ~	249	250

Centex Home Equity Loan Trust
3.131% due 03/25/2034 •	482	477

CIFC Funding Ltd.
3.631% due 10/25/2027 •	2,000	1,992

Citigroup Mortgage Loan Trust
2.676% due 05/25/2037 •	3,395	2,538
6.750% due 05/25/2036 Ø	473	349

Citigroup Mortgage Loan Trust, Inc.
2.786% due 10/25/2036 •	2,266	2,214
3.386% due 09/25/2035 ^•	3,400	3,379

Countrywide Asset-Backed Certificates
2.626% due 07/25/2037 •	2,300	2,085
2.676% due 07/25/2036 •	1,277	1,276

Countrywide Asset-Backed Certificates Trust
2.626% due 03/25/2037 •	1,194	1,146
2.636% due 03/25/2047 ^•	4,532	4,447
2.646% due 03/25/2037 •	148	147

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 Ø	7,851	3,256

Encore Credit Receivables Trust
3.221% due 11/25/2035 •	350	347

Exeter Automobile Receivables Trust
3.200% due 04/15/2022	10,266	10,283

First Franklin Mortgage Loan Trust
2.646% due 11/25/2036 •	1,992	1,944
2.796% due 09/25/2036 •	485	440
2.846% due 11/25/2035 •	3,085	2,965
3.346% due 08/25/2032 •	1,397	1,385

Fremont Home Loan Trust
2.636% due 10/25/2036 •	4,200	2,137
3.221% due 01/25/2035 •	1,600	1,584
3.221% due 07/25/2035 •	200	200

GSAA Home Equity Trust
2.556% due 03/25/2036 •	894	457
2.806% due 04/25/2047 •	2,116	1,431
6.295% due 06/25/2036 Ø	1,440	666

GSAMP Trust
2.586% due 12/25/2046 •	642	401
2.616% due 12/25/2046 •	3,515	2,301
2.716% due 01/25/2037 •	1,300	1,116

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •	629	629

Home Equity Mortgage Loan Asset-Backed Trust
2.706% due 04/25/2037 •	1,492	1,183

Long Beach Mortgage Loan Trust
2.710% due 02/25/2036 •	4,492	4,366

Merrill Lynch Mortgage Investors Trust
2.596% due 08/25/2037 •	14,561	8,991

Monarch Grove CLO
3.651% due 01/25/2028 •	2,400	2,380

Morgan Stanley ABS Capital, Inc. Trust
2.701% due 03/25/2037 •	3,249	1,617

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •	816	816

Navient Private Education Loan Trust
2.884% due 12/16/2058 •	157	157

New Century Home Equity Loan Trust
2.736% due 12/25/2035 •	1	1

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^Ø	925	361

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
2.686% due 09/25/2037 •		$3,524	$3,423

Octagon Investment Partners Ltd.
3.637% due 07/15/2027 •		3,000	2,974

OHA Credit Partners Ltd.
3.771% due 10/20/2025		246	247

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •		900	900

Option One Mortgage Loan Trust
2.626% due 03/25/2037 •		1,205	897
2.846% due 01/25/2036 •		6,400	5,754
3.266% due 02/25/2035 •		2,976	2,900

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037		887	474
5.586% due 11/25/2036 Ø		2,141	1,159

Residential Asset Securities Corp. Trust
2.926% due 12/25/2035 •		4,700	4,531
3.066% due 06/25/2033 •		389	359

RMAT LP
4.090% due 05/25/2048 Ø		2,899	2,912

Securitized Asset-Backed Receivables LLC Trust
2.966% due 10/25/2035 •		4,800	4,256

Seneca Park CLO Ltd.
3.893% due 07/17/2026 •		3,510	3,513

SLM Private Education Loan Trust
5.734% due 05/16/2044 •		512	518

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	1,389	1,559
4.271% due 04/25/2023 •		$862	873

SoFi Consumer Loan Program Trust
2.550% due 02/25/2027		578	577

Soundview Home Loan Trust
2.656% due 07/25/2037 •		1,799	1,518
3.786% due 10/25/2037 •		2,200	1,839

South Carolina Student Loan Corp.
3.626% due 09/03/2024 •		941	944

Specialty Underwriting & Residential Finance Trust
2.786% due 12/25/2036 •		3,498	3,436

Structured Asset Investment Loan Trust
3.206% (US0001M + 0.720%) due 10/25/2035 ~		1,485	1,489
3.266% due 02/25/2035 •		5,572	5,527

Structured Asset Securities Corp. Mortgage Loan Trust
2.826% due 02/25/2036 •		1,092	1,095

Telos CLO Ltd.
3.723% due 04/17/2028 •		2,500	2,489
4.043% due 01/17/2027 •		6,800	6,798

TICP CLO Ltd.
3.561% due 07/20/2027 •		1,300	1,291

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		834	833

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •		2,800	2,800

Total Asset-Backed Securities (Cost $148,641)			149,588

SOVEREIGN ISSUES 3.6%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		4,400	2,558
5.875% due 01/11/2028		1,200	924
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,436	32
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		24,013	618

Brazil Government International Bond
5.625% due 02/21/2047		$1,300	1,294

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (g)	BRL	5,106	1,540
6.000% due 05/15/2055 (g)		3,830	1,232

Israel Government International Bond
4.125% due 01/17/2048		$300	311

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.000% due 03/10/2028 (g)	JPY	3,549,803	$33,423

Peru Government International Bond
5.940% due 02/12/2029	PEN	3,500	1,111
6.350% due 08/12/2028		15,800	5,158
8.200% due 08/12/2026		6,700	2,426

Qatar Government International Bond
5.250% due 01/20/2020		$4,800	4,891

Saudi Government International Bond
4.000% due 04/17/2025		1,400	1,436
5.000% due 04/17/2049		750	778

Total Sovereign Issues (Cost $58,805)			57,732

		SHARES
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)(j)		7,400	8,325

Total Preferred Securities (Cost $7,622)			8,325

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.6%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$4,300	4,307

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		1,600	1,601

			5,908

COMMERCIAL PAPER 0.3%

Enable Midstream Partners LP
3.300% due 05/20/2019		2,600	2,588

Enbridge (U.S.), Inc.
2.880% due 05/13/2019		700	698

Humana, Inc.
2.970% due 05/14/2019		1,400	1,395

			4,681

REPURCHASE AGREEMENTS (k) 0.6%
			9,559

ARGENTINA TREASURY BILLS 0.0%
40.533% due 04/12/2019 - 05/10/2019 (d)(e)	ARS	3,049	80

JAPAN TREASURY BILLS 2.9%
(0.150)% due 04/15/2019 (e)(f)	JPY	5,110,000	46,110

U.S. TREASURY BILLS 0.4%
2.415% due 04/18/2019 - 06/06/2019 (d)(e)(m)(o)		$6,048	6,036

Total Short-Term Instruments (Cost $73,302)			72,374

Total Investments in Securities (Cost $1,377,147)			1,387,368

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 32.5%

SHORT-TERM INSTRUMENTS 32.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.5%

PIMCO Short Asset Portfolio	21,845,519	$217,341

PIMCO Short-Term Floating NAV Portfolio III	30,697,115	303,564

Total Short-Term Instruments (Cost $521,993)		520,905

Total Investments in Affiliates (Cost $521,993)		520,905

Total Investments 119.1% (Cost $1,899,140)		$1,908,273

Financial Derivative Instruments (l)(n) (2.2)% (Cost or Premiums, net $20,275)		(35,495)

Other Assets and Liabilities, net (16.9)%		(270,655)

Net Assets 100.0%		$1,602,123

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 7,622	$8,325	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$ 562	U.S. Treasury Notes 1.125% due 06/30/2021	$(578)	$562	$562
MEI	1.710	03/07/2019	04/08/2019	CAD 12,023	Canada Government International Bond 2.750% due 12/01/2048	(9,463)	8,997	9,007

Total Repurchase Agreements						$(10,041)	$9,559	$9,569

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.3)%
Fannie Mae, TBA	5.000%	04/01/2049	$ 4,800	$(5,035)	$(5,076)

Sovereign Issues (0.6)%
Canadian Government Bond	2.750	12/01/2048	CAD 10,500	(8,959)	(9,439)

Total Short Sales (0.9)%				$(13,994)	$(14,515)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$562	$0	$0	$0	$562	$(578)	$(16)
MEI	9,007	0	0	0	9,007	(8,925)	82

Master Securities Forward Transaction Agreement
RBC	0	0	0	(9,439)	(9,439)	0	(9,439)

Total Borrowings and Other Financing Transactions	$9,569	$0	$0	$(9,439)

Cash of $538 has been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)	Payable for short sales includes $72 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(611) at a weighted average interest rate of 0.928%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.500	05/24/2019	267	$267	$2	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	1,293	1,293	11	1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.500	05/24/2019	55	55	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	553	553	5	1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	417	417	4	1
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	1,393	2,786	12	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	105.500	05/24/2019	69	69	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	106.000	05/24/2019	388	388	3	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.000	05/24/2019	1,669	1,669	14	2

Total Purchased Options					$52	$6

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	09/2020	664	$162,414	$1,156	$0	$(133)
Euro-Bobl June Futures	06/2019	440	65,714	360	19	(79)
Euro-Bund 10-Year Bond June Futures	06/2019	119	22,204	78	0	(33)
U.S. Treasury 2-Year Note June Futures	06/2019	1,290	274,891	(147)	0	(171)
U.S. Treasury 5-Year Note June Futures	06/2019	4,604	533,273	4,871	0	(1,043)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	2,069	$257,009	$2,626	$0	$(729)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	472	79,296	2,603	0	(177)
United Kingdom Long Gilt June Futures	06/2019	6	1,011	20	1	(1)

				$11,567	$20	$(2,366)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	1,553	$(379,922)	$(1,283)	$291	$0
90-Day Eurodollar March Futures	03/2020	4,862	(1,187,361)	(8,206)	912	0
90-Day Eurodollar September Futures	09/2021	664	(162,464)	(1,323)	100	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	150	(210)	(61)	40	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	150	(69)	37	2	(3)
U.S. Treasury 30-Year Bond June Futures	06/2019	1,033	(154,595)	(3,019)	294	(24)

				$(13,855)	$1,639	$(27)

Total Futures Contracts				$(2,288)	$1,659	$(2,393)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-25 5-Year Index	(1.000)%	Quarterly	12/20/2020	$22,400	$(448)	$171	$(277)	$0	$(8)
CDX.IG-27 5-Year Index	(1.000)	Quarterly	12/20/2021	41,800	(936)	170	(766)	0	(25)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022	14,200	(305)	36	(269)	0	(9)

					$(1,689)	$377	$(1,312)	$0	$(42)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$2,352	$150	$18	$168	$5	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	2,548	93	81	174	9	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	8,100	489	63	552	35	0

					$732	$162	$894	$49	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	27,500	$(3)	$(432)	$(435)	$1	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	11,500	(216)	1,058	842	0	(130)
Receive(5)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	133,800	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		95,600	983	(928)	55	14	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		9,500	(62)	1	(61)	6	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2020		136,000	(430)	87	(343)	0	(118)
Receive (5)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		91,400	(312)	(265)	(577)	62	0
Receive(5)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		47,900	0	40	40	50	0
Pay(5)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		166,000	0	(290)	(290)	0	(210)
Receive(5)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		380,500	58	(2,874)	(2,816)	182	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		9,700	(20)	(20)	(40)	17	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		27,300	1,041	(860)	181	53	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		98,600	0	3,031	3,031	0	(206)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		45,900	(486)	1,634	1,148	0	(97)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		41,000	30	172	202	0	(34)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2024		700	34	(9)	25	2	0
Receive(5)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		108,100	0	(1,528)	(1,528)	233	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		53,600	(8)	(2,280)	(2,288)	168	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		42,600	0	(1,833)	(1,833)	102	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		133,100	8,375	(6,604)	1,771	329	0

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	Semi-Annual	06/15/2026		$1,000	$8	$(7)	$1	$2	$0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		28,900	(103)	(108)	(211)	10	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		61,910	5,910	(3,551)	2,359	166	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		1,600	123	(23)	100	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		58,300	285	(1,237)	(952)	166	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		13,800	846	(764)	82	37	0
Pay(5)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028		93,400	0	3,547	3,547	0	(50)
Receive(5)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		60,700	(1,106)	(1,906)	(3,012)	154	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		139,500	1,658	6,827	8,485	60	(256)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		76,700	459	(6,167)	(5,708)	195	0
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		1,700	49	(5)	44	5	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		54,300	5,844	(4,858)	986	161	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		18,100	(32)	(1,763)	(1,795)	61	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		6,400	0	(706)	(706)	22	0
Receive(5)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		1,700	0	(143)	(143)	6	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		25,700	(776)	(1,352)	(2,128)	87	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025	EUR	2,800	44	(120)	(76)	7	0
Pay(5)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		19,300	156	946	1,102	0	(158)
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		9,500	(183)	(1,025)	(1,208)	177	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	260,300	115	1,834	1,949	11	0
Receive(5)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		261,000	730	(1,273)	(543)	0	(26)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		4,200	(195)	29	(166)	0	(1)
Receive	6-Month GBP-LIBOR	1.000	Semi-Annual	03/21/2023		1,700	41	(39)	2	0	0
Receive (5)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024		16,100	43	(210)	(167)	2	0
Pay(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		24,200	177	628	805	0	(3)
Receive(5)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		4,000	(126)	(122)	(248)	9	0
Receive(5)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		13,200	(369)	(452)	(821)	28	0
Receive(5)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		20,000	126	(1,227)	(1,101)	60	0
Receive(5)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		17,700	(57)	(1,021)	(1,078)	53	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		8,500	136	(528)	(392)	67	0
Pay(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	44,770,000	1,290	1,826	3,116	159	0
Receive(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		17,800,000	(363)	(2,266)	(2,629)	0	(130)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		6,460,000	14	853	867	50	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		22,150,000	2,288	2,094	4,382	183	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		570,000	0	(428)	(428)	0	(32)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		1,710,000	109	(1,100)	(991)	0	(94)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		880,000	3	(637)	(634)	0	(49)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		6,611,000	(422)	(3,879)	(4,301)	0	(370)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,190,000	1,156	(1,158)	(2)	0	(135)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,800	(2)	(135)	(137)	5	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,300	5	194	199	0	(10)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	18,500	(2)	125	123	0	(41)
Pay	UKRPI	3.593	Maturity	11/15/2028		3,500	0	85	85	0	(7)
Pay	UKRPI	3.595	Maturity	11/15/2028		12,500	152	157	309	0	(25)
Pay	UKRPI	3.603	Maturity	11/15/2028		3,300	0	86	86	0	(7)

							$27,015	$(30,879)	$(3,864)	$3,166	$(2,189)

Total Swap Agreements							$26,058	$(30,340)	$(4,282)	$3,215	$(2,231)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$1,659	$3,359	$5,024	$0	$ (2,393)	$ (2,231)	$ (4,624)

(m)

Securities with an aggregate market value of $22,407 and cash of $3,440 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $144 for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	17,090		$12,649	$21	$0

BOA	04/2019	JPY	207,200		1,876	6	0
	04/2019		$36,437	EUR	32,375	0	(120)
	05/2019	EUR	32,375		$36,531	120	0
	05/2019		$12,820	ZAR	173,255	0	(866)

BPS	04/2019	ARS	6,571		$167	16	0
	04/2019	JPY	5,801,400		53,710	1,348	(35)
	04/2019		$151	ARS	6,571	0	0
	04/2019		7,979	CNH	53,637	0	(1)
	05/2019	ARS	1,195		$26	0	(1)
	06/2019	TWD	508,983		16,560	18	0

BRC	04/2019	JPY	2,282,074		20,643	52	0
	06/2019	EUR	999	TRY	6,457	0	(38)

CBK	04/2019	AUD	1,437		$1,023	3	0
	04/2019	EUR	1,082		1,230	16	0
	04/2019	GBP	19,444		25,610	285	0
	04/2019	JPY	245,600		2,231	15	0
	04/2019	MXN	16,447		865	19	0
	04/2019		$904	EUR	796	0	(11)
	04/2019		1,547	GBP	1,164	0	(31)
	04/2019		36,043	JPY	3,975,774	0	(170)
	05/2019	JPY	3,975,774		$36,143	160	0
	05/2019		$861	MXN	16,447	0	(19)
	06/2019	EUR	708	TRY	4,577	0	(27)
	06/2019	MXN	16,046		$816	1	0
	06/2019	TRY	13,382	EUR	2,066	75	0

FBF	04/2019	CNH	48,268		$6,880	0	(300)

GLM	04/2019	BRL	7,867		2,019	10	0
	04/2019	CNH	5,369		801	2	0
	04/2019		$2,027	BRL	7,866	0	(18)
	04/2019		6,778	CNY	47,265	257	0
	05/2019	BRL	7,867		$2,023	18	0
	05/2019		$78	ARS	3,460	0	(2)
	06/2019	KRW	4,335,894		$3,868	48	0
	06/2019		$801	CNH	5,369	0	(2)

HUS	04/2019	ARS	5,376		$124	0	0
	04/2019	CAD	24,331		18,439	232	0
	04/2019	CNY	47,265		7,034	0	(1)
	04/2019		$143	ARS	6,284	1	0
	04/2019		853	MXN	16,447	0	(7)
	05/2019	ARS	5,376		$117	0	(1)
	05/2019		$1	ARS	46	0	0
	06/2019		7,028	CNY	47,265	0	(1)
	11/2019		29,761	CNH	201,642	192	0
	01/2021	BRL	2,050		$316	0	(176)

JPM	04/2019	EUR	32,089		36,629	633	0
	04/2019	JPY	549,500		4,958	11	(11)
	05/2019		$15,305	NOK	131,960	20	0
	11/2019	CNH	117,544		$16,804	0	(656)

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MSB	06/2019	EUR	359	TRY	2,326	$0	$(13)

MYI	04/2019	JPY	299,000		$2,704	0	0
	05/2019	ZAR	71,543		4,996	59	0

RYL	04/2019	CAD	12,024		8,959	0	(39)

SCX	04/2019	BRL	7,867		2,101	92	0
	04/2019	JPY	299,000		2,708	10	0
	04/2019		$2,019	BRL	7,866	0	(10)
	04/2019		24,201	GBP	18,280	0	(392)
	05/2019	GBP	18,280		$24,237	391	0
	11/2019	CNH	84,098		12,013	0	(479)

SOG	04/2019		$995	TRY	5,425	0	(43)
	05/2019	RUB	6,236		$94	0	(1)

SSB	04/2019		$8,900	CAD	11,902	6	0
	05/2019	ZAR	100,358		$7,063	139	0

UAG	04/2019		$18,214	CAD	24,453	85	0
	05/2019	CAD	24,453		$18,228	0	(85)

Total Forward Foreign Currency Contracts						$4,361	$(3,556)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	21,533	$92	$84

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	18,409	73	71

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	15,977	132	82

						$297	$237

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	159,200	$1,273	$1,809
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	161,700	949	1,289
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	33,600	1,351	172
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	11,200	545	129

							$4,118	$3,399

Total Purchased Options							$4,415	$3,636

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	10,600	$(176)	$(533)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	31,954	(139)	(74)

						$(315)	$(607)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	351,700	$(1,684)	$(3,016)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	215,400	(1,046)	(1,937)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	738,400	(3,470)	(6,662)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	244,000	(1,352)	(38)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	84,000	(1,273)	(1,881)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	85,400	(949)	(1,350)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	11,200	(344)	(52)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	11,200	$(201)	$(19)

							$(10,319)	$(14,955)

Total Written Options							$(10,634)	$(15,562)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR 1,425	$264	$(101)	$163	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304	850	156	(59)	97	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304	850	162	(64)	98	0

							$582	$(224)	$358	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$1,700	$3	$1	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$976	$(199)	$128	$0	$(71)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	11,500	$(2)	$(20)	$0	$(22)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	S&P 500 Total Return Index	47,244	2.782% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	$266,351	$0	$(994)	$0	$(994)
	Pay	S&P 500 Total Return Index	23,896	2.841% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/25/2019	130,124	0	(2,539)	0	(2,539)
	Pay	S&P 500 Total Return Index	25,955	2.922% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	146,328	0	(538)	0	(538)
	Pay	S&P 500 Total Return Index	84,991	2.762% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/06/2020	443,976	0	(35,016)	0	(35,016)
	Pay	S&P 500 Total Return Index	36,601	2.800% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	192,313	0	(14,113)	0	(14,113)

BRC	Receive	ERAUSLT Index	81,869	2.702% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/13/2020	25,587	0	(50)	0	(50)

CBK	Receive	ERAUSLT Index	292,663	3.042% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/03/2019	91,466	0	(188)	0	(188)
	Receive	ERAUSLT Index	1,026,463	2.872% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	320,800	0	(641)	0	(641)
	Receive	ERAUSLT Index	742,374	2.702% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/06/2020	219,387	0	11,280	11,280	0
	Receive	ERAUSLT Index	718,844	2.740% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	213,144	0	10,325	10,325	0

DUB	Receive	ERAUSLT Index	415,506	2.772% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	129,858	0	(255)	0	(255)

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Pay	S&P 500 Total Return Index	10,278	2.712% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/20/2019	$57,945	$0	$(218)	$0	$(218)

GST	Pay	S&P 500 Total Return Index	15,988	3.082% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/03/2019	90,137	0	(326)	0	(326)
	Pay	S&P 500 Total Return Index	7,246	2.637% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/20/2019	40,851	0	(155)	0	(155)
	Pay	S&P 500 Total Return Index	8,091	2.702% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/13/2020	45,615	0	(171)	0	(171)

JPM	Receive	ERAUSLT Index	567,659	2.028% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/06/2020	165,802	0	10,544	10,544	0
	Receive	ERAUSLT Index	527,660	2.706% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/25/2020	166,139	0	(1,475)	0	(1,475)

SOG	Receive	ERAUSLT Index	378,080	2.821% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/25/2019	116,993	0	(1,350)	0	(1,350)
	Receive	ERAUSLT Index	310,323	2.662% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/20/2019	96,985	0	(186)	0	(186)
	Pay	S&P 500 Total Return Index	25,921	2.736% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/25/2020	147,835	0	1,085	1,085	0

UAG	Receive	ERAUSLT Index	91,874	2.805% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	28,686	0	(62)	0	(62)

								$0	$(25,043)	$33,234	$(58,277)

Total Swap Agreements								$384	$(25,158)	$33,596	$(58,370)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$21	$0	$0	$21	$0	$0	$0	$0	$21	$0	$21
BOA	126	0	0	126	(986)	0	(71)	(1,057)	(931)	862	(69)
BPS	1,382	0	163	1,545	(37)	0	(53,200)	(53,237)	(51,692)	45,004	(6,688)
BRC	52	0	0	52	(38)	0	(50)	(88)	(36)	167	131
CBK	574	0	21,702	22,276	(258)	(533)	(829)	(1,620)	20,656	(16,010)	4,646
DUB	0	0	0	0	0	(3,016)	(255)	(3,271)	(3,271)	(1,671)	(4,942)
FAR	0	0	0	0	0	0	(218)	(218)	(218)	(380)	(598)
FBF	0	0	0	0	(300)	0	0	(300)	(300)	268	(32)
GLM	335	0	0	335	(22)	(1,937)	(22)	(1,981)	(1,646)	1,705	59
GST	0	0	0	0	0	0	(652)	(652)	(652)	(544)	(1,196)
HUS	425	84	102	611	(186)	0	0	(186)	425	(320)	105
JPM	664	0	10,544	11,208	(667)	0	(1,475)	(2,142)	9,066	(7,265)	1,801
MSB	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
MYC	0	3,399	0	3,399	0	(10,002)	0	(10,002)	(6,603)	6,618	15
MYI	59	71	0	130	0	0	0	0	130	0	130
NGF	0	0	0	0	0	0	0	0	0	(4,540)	(4,540)
RYL	0	0	0	0	(39)	0	0	(39)	(39)	(100)	(139)
SCX	493	82	0	575	(881)	(74)	0	(955)	(380)	438	58
SOG	0	0	1,085	1,085	(44)	0	(1,536)	(1,580)	(495)	621	126
SSB	145	0	0	145	0	0	0	0	145	(280)	(135)
UAG	85	0	0	85	(85)	0	(62)	(147)	(62)	282	220

Total Over the Counter	$4,361	$3,636	$33,596	$41,593	$(3,556)	$(15,562)	$(58,370)	$(77,488)

(o)

Securities with an aggregate market value of $60,903 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	1,659	1,659
Swap Agreements	0	49	0	0	3,310	3,359

	$0	$49	$0	$0	$4,975	$5,024

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,361	$0	$4,361
Purchased Options	0	0	0	237	3,399	3,636
Swap Agreements	0	362	33,234	0	0	33,596

	$0	$362	$33,234	$4,598	$3,399	$41,593

	$0	$411	$33,234	$4,598	$8,374	$46,617

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,393	$2,393
Swap Agreements	0	42	0	0	2,189	2,231

	$0	$42	$0	$0	$4,582	$4,624

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,556	$0	$3,556
Written Options	0	0	0	607	14,955	15,562
Swap Agreements	0	71	58,277	0	22	58,370

	$0	$71	$58,277	$4,163	$14,977	$77,488

	$0	$113	$58,277	$4,163	$19,559	$82,112

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(273)	$(273)
Written Options	0	0	0	0	873	873
Futures	0	0	0	0	15,678	15,678
Swap Agreements	0	(143)	0	0	(3,423)	(3,566)

	$0	$(143)	$0	$0	$12,855	$12,712

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,300	$0	$3,300
Purchased Options	0	0	0	(544)	4,173	3,629
Written Options	0	0	130	2,612	(106)	2,636
Swap Agreements	0	(21)	(26,766)	0	0	(26,787)

	$0	$(21)	$(26,636)	$5,368	$4,067	$(17,222)

	$0	$(164)	$(26,636)	$5,368	$16,922	$(4,510)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(46)	$(46)
Futures	0	0	0	0	(5,316)	(5,316)
Swap Agreements	0	334	0	0	(27,547)	(27,213)

	$0	$334	$0	$0	$(32,909)	$(32,575)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$872	$0	$872
Purchased Options	0	0	0	(22)	1,026	1,004
Written Options	0	0	0	(173)	(6,295)	(6,468)
Swap Agreements	0	(152)	(34,221)	0	(46)	(34,419)

	$0	$(152)	$(34,221)	$677	$(5,315)	$(39,011)

	$0	$182	$(34,221)	$677	$(38,224)	$(71,586)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,673	$0	$1,673
Corporate Bonds & Notes
Banking & Finance	0	121,545	0	121,545
Industrials	0	28,850	0	28,850
Utilities	0	25,046	0	25,046
Municipal Bonds & Notes
California	0	211	0	211
Illinois	0	4,009	0	4,009
New Jersey	0	1,714	0	1,714
U.S. Government Agencies	0	330,102	0	330,102
U.S. Treasury Obligations	0	490,529	0	490,529
Non-Agency Mortgage-Backed Securities	0	95,670	0	95,670
Asset-Backed Securities	0	149,588	0	149,588
Sovereign Issues	0	57,732	0	57,732
Preferred Securities
Banking & Finance	0	8,325	0	8,325
Short-Term Instruments
Certificates of Deposit	0	5,908	0	5,908
Commercial Paper	0	4,681	0	4,681
Repurchase Agreements	0	9,559	0	9,559
Argentina Treasury Bills	0	80	0	80
Japan Treasury Bills	0	46,110	0	46,110
U.S. Treasury Bills	0	6,036	0	6,036

	$0	$1,387,368	$0	$1,387,368

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$520,905	$0	$0	$520,905

Total Investments	$520,905	$1,387,368	$0	$1,908,273

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(9,439)	$0	$(9,439)
U.S. Government Agencies	0	(5,076)	0	(5,076)

	$0	$(14,515)	$0	$(14,515)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,659	3,221	0	4,880
Over the counter	0	41,593	0	41,593

	$1,659	$44,814	$0	$46,473

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,393)	(2,231)	0	(4,624)
Over the counter	0	(77,488)	0	(77,488)

	$(2,393)	$(79,719)	$0	$(82,112)

Total Financial Derivative Instruments	$(734)	$(34,905)	$0	$(35,639)

Totals	$520,171	$1,337,948	$0	$1,858,119

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.7%

CORPORATE BONDS & NOTES 21.0%

BANKING & FINANCE 13.7%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		$200	$203

Bank of America Corp.
2.650% due 04/01/2019		100	100

Barclays Bank PLC
10.179% due 06/12/2021		400	453

Barclays PLC
3.200% due 08/10/2021		800	801
4.063% (US0003M + 1.380%) due 05/16/2024 ~		400	389
4.610% due 02/15/2023 •		400	409

Blackstone CQP Holdco LP
6.500% due 03/20/2021		300	300

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		500	501

Deutsche Bank AG
3.869% (US0003M + 1.230%) due 02/27/2023 ~		500	480
4.250% due 10/14/2021		1,300	1,307

Discover Bank
4.650% due 09/13/2028		400	419

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	118

Ford Motor Credit Co. LLC
5.345% (US0003M + 2.550%) due 01/07/2021 ~		$500	505

General Motors Financial Co., Inc.
4.064% (US0003M + 1.270%) due 10/04/2019 ~		700	702

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		300	303
3.932% (US0003M + 1.160%) due 04/23/2020 ~		1,300	1,310

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		200	200
4.292% due 09/12/2026 •		200	207
4.295% (US0003M + 1.500%) due 01/05/2022 ~		300	307
4.750% due 07/04/2029 •(f)(g)	EUR	200	220

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		$400	400
3.662% (US0003M + 0.890%) due 07/23/2024 ~		400	399

Lloyds Banking Group PLC
4.050% due 08/16/2023		200	204
4.550% due 08/16/2028		200	208

Morgan Stanley
3.875% due 04/29/2024		600	618

Nationwide Building Society
4.363% due 08/01/2024 •		200	203

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		100	98
3.447% (US0003M + 0.650%) due 07/13/2022 ~		300	295

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		300	309

UBS Group Funding Switzerland AG
3.634% (US0003M + 0.950%) due 08/15/2023 ~		400	398

WPC Eurobond BV
2.250% due 04/09/2026	EUR	500	575

			12,941

INDUSTRIALS 4.0%

Bacardi Ltd.
4.700% due 05/15/2028		$200	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT Capital Corp.
2.764% due 08/15/2022		$100	$99
3.564% (US0003M + 0.880%) due 08/15/2022 ~		200	199

Charter Communications Operating LLC
4.386% (US0003M + 1.650%) due 02/01/2024 ~		600	602
4.908% due 07/23/2025		400	422

CNPC General Capital Ltd.
2.750% due 05/14/2019		700	700

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		600	600

INEOS Finance PLC
2.125% due 11/15/2025	EUR	400	434

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		$300	300

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		190	189

			3,746

UTILITIES 3.3%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		700	703
3.737% (US0003M + 0.950%) due 07/15/2021 ~		100	101
3.777% (US0003M + 1.180%) due 06/12/2024 ~		500	496

BellSouth LLC
4.333% due 04/26/2021		800	801

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		300	300

Petrobras Global Finance BV
5.299% due 01/27/2025		531	540

Verizon Communications, Inc.
3.784% (US0003M + 1.100%) due 05/15/2025 ~		200	200

			3,141

Total Corporate Bonds & Notes (Cost $19,716)			19,828

U.S. GOVERNMENT AGENCIES 20.4%

Fannie Mae
2.550% due 07/25/2037 •		11	11

Fannie Mae, TBA
3.500% due 05/01/2049		6,200	6,282
4.000% due 05/01/2049		11,800	12,129

Freddie Mac
2.884% due 11/15/2043 •		294	294

Ginnie Mae, TBA
5.000% due 05/01/2049		500	522

Total U.S. Government Agencies (Cost $19,166)			19,238

U.S. TREASURY OBLIGATIONS 37.5%

U.S. Treasury Bonds
3.000% due 08/15/2048		100	104
3.000% due 02/15/2049		1,300	1,350
4.375% due 05/15/2040		1,100	1,402
4.625% due 02/15/2040		1,200	1,579

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (j)		850	843
0.125% due 01/15/2022		1,779	1,766
0.125% due 04/15/2022		3,829	3,791
0.125% due 07/15/2022		2,189	2,179
0.125% due 07/15/2024		3,392	3,352
0.375% due 07/15/2023		757	760
0.375% due 01/15/2027		104	103
0.375% due 07/15/2027		103	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.500% due 01/15/2028		$102	$102
0.625% due 01/15/2026 (j)		636	643
0.750% due 07/15/2028		1,304	1,334
0.875% due 01/15/2029		997	1,030
1.000% due 02/15/2048		1,123	1,149
2.375% due 01/15/2025		2,804	3,116

U.S. Treasury Notes
2.250% due 02/15/2027 (l)		300	298
2.250% due 08/15/2027 (l)		2,600	2,578
2.625% due 02/15/2029		7,700	7,850

Total U.S. Treasury Obligations (Cost $35,024)			35,431

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%

BCAP LLC Trust
2.696% due 05/25/2047 •		187	171
5.250% due 04/26/2037		481	410

Bear Stearns Adjustable Rate Mortgage Trust
4.683% due 02/25/2034 ~		155	159
5.021% due 01/25/2034 ~		60	59

Bear Stearns ALT-A Trust
4.095% due 11/25/2036 ~		342	316

Bear Stearns Mortgage Funding Trust
2.656% due 06/25/2047 •		79	74
2.666% due 10/25/2036 •		431	402

Citigroup Commercial Mortgage Trust
1.789% due 09/10/2045 ~(a)		664	31

Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •		17	17

Countrywide Alternative Loan Trust
2.696% due 07/25/2046 •		441	424
2.706% due 08/25/2047 •		517	512
2.766% due 12/25/2035 •		24	24
2.986% due 12/25/2035 ^•		101	67
3.286% due 08/25/2035 •		643	442
6.000% due 01/25/2037 ^		457	379
6.250% due 08/01/2036		517	445

Countrywide Home Loan Mortgage Pass-Through Trust
3.545% due 02/20/2036 ~		415	338
3.907% due 10/20/2035 ~		196	174
4.272% due 11/25/2034 ~		15	15
4.667% due 02/20/2036 ^•		333	306
4.696% due 10/19/2032 ~		10	9

Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		54	54

Credit Suisse First Boston Mortgage Securities Corp.
3.136% due 11/25/2031 •		44	39

IndyMac Mortgage Loan Trust
3.698% due 05/25/2036 ^~		106	95
4.259% due 06/25/2035 ^~		172	164

JPMorgan Mortgage Trust
4.325% due 08/25/2036 ^~		22	19

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •		7	7

Merrill Lynch Alternative Note Asset Trust
2.686% due 03/25/2037 •		3,193	1,362

Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •		1	1

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		453	383

Puma
2.631% due 10/18/2045 •	AUD	153	109

Structured Asset Mortgage Investments Trust
2.732% due 07/19/2035 •		$18	18

Thornburg Mortgage Securities Trust
4.044% due 06/25/2047 ^•		22	20

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	300	391

WaMu Mortgage Pass-Through Certificates Trust
3.397% due 02/25/2046 •		$41	41

Washington Mutual Mortgage Pass-Through Certificates Trust
3.147% due 02/25/2047 ^•		798	714

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
5.089% due 03/25/2035 ~	$271	$277

Total Non-Agency Mortgage-Backed Securities (Cost $8,788)		8,468

ASSET-BACKED SECURITIES 17.9%

ACE Securities Corp. Home Equity Loan Trust
3.106% due 02/25/2036 ^•	425	401

Bear Stearns Asset-Backed Securities Trust
2.936% due 08/25/2036 •	244	240
3.881% due 01/25/2035 •	13	13

Citigroup Mortgage Loan Trust
2.546% due 07/25/2045 •	268	204
2.646% due 12/25/2036 •	173	116

Countrywide Asset-Backed Certificates
2.616% due 12/25/2036 ^•	1,966	1,826
2.626% due 08/25/2037 ^•	412	388
2.626% due 06/25/2047 ^•	611	549
2.726% due 04/25/2037 •	782	602
2.736% due 06/25/2047 •	300	282
3.206% due 02/25/2036 •	15	15

GSAMP Trust
2.616% due 12/25/2046 •	571	374
2.626% due 06/25/2036 •	429	420
2.636% due 09/25/2036 •	1,343	654
4.136% due 10/25/2034 •	79	77

HSI Asset Securitization Corp. Trust
2.596% due 12/25/2036 •	1,543	601

JPMorgan Mortgage Acquisition Corp.
3.191% due 09/25/2035 •	239	234

Long Beach Mortgage Loan Trust
3.046% due 09/25/2034 •	312	315

MASTR Asset-Backed Securities Trust
2.726% due 08/25/2036 •	902	496

Morgan Stanley ABS Capital, Inc. Trust
2.566% due 09/25/2036 •	34	19
2.616% due 10/25/2036 •	115	110

Navient Private Education Loan Trust
3.184% due 09/16/2024 •	88	88

Option One Mortgage Loan Trust
2.706% due 01/25/2037 •	144	92

Popular ABS Mortgage Pass-Through Trust
2.736% due 06/25/2047 ^•	496	484

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Ø	2,498	1,352

Residential Asset Mortgage Products Trust
2.826% due 03/25/2036 •	2,700	2,632

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
2.636% due 08/25/2036 •		$183	$166
2.656% due 11/25/2036 •		608	527
2.926% due 12/25/2035 •		700	675

Santander Drive Auto Receivables Trust
2.629% due 11/15/2019		47	47

Securitized Asset-Backed Receivables LLC Trust
2.966% due 10/25/2035 •		700	621

Soundview Home Loan Trust
2.646% due 11/25/2036 •		85	84

Specialty Underwriting & Residential Finance Trust
3.461% due 12/25/2035 •		359	358

SpringCastle America Funding LLC
3.050% due 04/25/2029		432	432

WaMu Asset-Backed Certificates WaMu Trust
2.636% due 01/25/2037 •		1,697	1,400

Total Asset-Backed Securities (Cost $16,459)			16,894

SOVEREIGN ISSUES 6.2%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		700	407
5.875% due 01/11/2028		300	231
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	452	10
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		8,320	214

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (e)	BRL	2,553	770
6.000% due 05/15/2055 (e)		1,915	616

Japan Government International Bond
0.000% due 03/10/2028 (e)	JPY	271,515	2,557

Peru Government International Bond
5.940% due 02/12/2029	PEN	300	95
6.350% due 08/12/2028		2,050	670
8.200% due 08/12/2026		100	36

Saudi Government International Bond
4.000% due 04/17/2025		$200	205

Total Sovereign Issues (Cost $6,317)			5,811

SHORT-TERM INSTRUMENTS 2.7%

CERTIFICATES OF DEPOSIT 0.9%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		500	501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		$400	$400

			901

REPURCHASE AGREEMENTS 1.7%
			1,639

ARGENTINA TREASURY BILLS 0.1%
46.065% due 04/12/2019 - 06/28/2019 (c)(d)	ARS	2,053	54

Total Short-Term Instruments (Cost $2,595)			2,594

Total Investments in Securities (Cost $108,065)			108,264

		SHARES
INVESTMENTS IN AFFILIATES 6.6%

SHORT-TERM INSTRUMENTS 6.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.6%

PIMCO Short-Term Floating NAV Portfolio III		632,523	6,255

Total Short-Term Instruments (Cost $6,250)			6,255

Total Investments in Affiliates (Cost $6,250)			6,255

Total Investments 121.3% (Cost $114,315)			$114,519

Financial Derivative Instruments (i)(k) 3.2% (Cost or Premiums, net $1,479)			3,063

Other Assets and Liabilities, net (24.5)%			(23,198)

Net Assets 100.0%			$94,384

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.900%	03/28/2019	04/04/2019		$209	U.S. Treasury Notes 2.875% due 08/15/2028	$(209)	$209	$209
FICC	2.000	03/29/2019	04/01/2019		830	U.S. Treasury Notes 1.125% due 06/30/2021	(847)	830	830
MEI	1.710	03/07/2019	04/08/2019	CAD	802	Canada Government International Bond 2.750% due 12/01/2048	(631)	600	601

Total Repurchase Agreements							$(1,687)	$1,639	$1,640

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Sovereign Issues (0.7)%
Canadian Government Bond	2.750%	12/01/2048	CAD	700	$(597)	$(629)

U.S. Government Agencies (0.5)%
Fannie Mae, TBA	5.000	04/01/2049		$500	(525)	(529)

U.S. Treasury Obligations (0.2)%
U.S. Treasury Notes	2.875	08/15/2028		200	(204)	(209)

Total Short Sales (1.4)%					$(1,326)	$(1,367)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$209	$0	$0	$0	$209	$(209)	$0
FICC	830	0	0	0	830	(847)	(17)
MEI	601	0	0	0	601	(631)	(30)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(209)	(209)	0	(209)
RBC	0	0	0	(629)	(629)	0	(629)

Total Borrowings and Other Financing Transactions	$1,640	$0	$0	$(838)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(576) at a weighted average interest rate of 1.314%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)	Includes accrued interest.
(2)	Payable for short sales includes $6 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$111.000	05/24/2019	50	$50	$0	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	187	187	2	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.000	05/24/2019	70	70	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.500	05/24/2019	11	11	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.500	05/24/2019	4	4	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	151	302	1	0

Total Purchased Options					$4	$0

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	09/2020	46	$11,252	$81	$0	$(9)
Euro-Bobl June Futures	06/2019	6	896	8	0	(1)
Euro-Bund 10-Year Bond June Futures	06/2019	5	933	20	0	(2)
U.S. Treasury 2-Year Note June Futures	06/2019	146	31,112	(20)	0	(23)
U.S. Treasury 10-Year Note June Futures	06/2019	339	42,110	566	0	(111)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	10	1,680	55	0	(4)
United Kingdom Long Gilt June Futures	06/2019	1	168	3	0	0

				$713	$0	$(150)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	94	$(22,996)	$(78)	$18	$0
90-Day Eurodollar March Futures	03/2020	293	(71,554)	(700)	55	0
90-Day Eurodollar September Futures	09/2021	46	(11,255)	(92)	7	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	9	(13)	(4)	3	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	9	(4)	2	0	0
U.S. Treasury 5-Year Note June Futures	06/2019	81	(9,382)	(86)	18	0
U.S. Treasury 30-Year Bond June Futures	06/2019	88	(13,170)	(243)	23	(3)

				$(1,201)	$124	$(3)

Total Futures Contracts				$(488)	$124	$(153)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$1,274	$(21)	$(66)	$(87)	$0	$(5)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023	6,300	(32)	(92)	(124)	0	(7)

					$(53)	$(158)	$(211)	$0	$(12)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	13,800	$(2)	$(216)	$(218)	$1	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	700	(16)	67	51	0	(8)
Receive(4)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	10,400	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		13,200	134	(126)	8	2	0
Pay(4)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		5,200	(30)	(3)	(33)	3	0
Receive(4)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		4,800	0	30	30	0	(3)
Receive(4)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		3,900	0	3	3	4	0
Pay	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		12,900	0	(23)	(23)	0	(16)
Receive(4)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		36,400	(5)	(264)	(269)	17	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		46,900	0	1,442	1,442	0	(98)
Pay(4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		17,500	(23)	109	86	0	(15)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2024		3,600	175	(46)	129	8	0
Receive(4)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		16,900	0	(239)	(239)	36	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		11,000	1	(471)	(470)	35	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		6,500	0	(280)	(280)	16	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		16,200	891	(676)	215	40	0
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		6,300	(5)	(41)	(46)	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,600	(53)	152	99	7	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		800	45	5	50	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		4,600	106	(179)	(73)	13	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		6,200	333	(296)	37	17	0
Pay(4)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028		6,600	3	248	251	0	(4)
Receive(4)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		5,200	(35)	(223)	(258)	13	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	3.000%	Semi-Annual	02/15/2036	$	10,700	$169	$482	$651	$6	$(17)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		6,100	44	(498)	(454)	16	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,000	99	(81)	18	3	0
Receive(4)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		300	0	(25)	(25)	1	0
Receive(4)	3-Month USD-LIBOR	2.625	Semi-Annual	05/30/2049		300	0	(1)	(1)	1	0
Receive(4)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		1,300	(31)	(77)	(108)	4	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025	EUR	500	8	(22)	(14)	1	0
Pay(4)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		2,700	1	153	154	0	(22)
Receive(4)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		600	(9)	(67)	(76)	11	0
Pay(4)	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	24,200	16	165	181	1	0
Receive(4)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		19,900	1	(42)	(41)	0	(2)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		1,600	(13)	(50)	(63)	0	0
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		1,800	13	47	60	0	0
Receive(4)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		1,200	(9)	(65)	(74)	3	0
Receive	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		700	(14)	(30)	(44)	1	0
Receive(4)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		1,100	(8)	(53)	(61)	3	0
Receive(4)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		1,500	0	(91)	(91)	5	0
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		300	5	(19)	(14)	2	0
Pay(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	3,270,000	80	148	228	12	0
Receive(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		1,310,000	(24)	(169)	(193)	0	(10)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		880,000	2	116	118	7	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		810,000	105	55	160	7	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		90,000	0	(68)	(68)	0	(5)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		210,000	13	(135)	(122)	0	(12)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		140,000	0	(101)	(101)	0	(8)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		130,000	0	(85)	(85)	0	(7)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		100,000	23	(23)	0	0	(11)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	300	0	(23)	(23)	1	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		300	1	45	46	0	(2)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	2,500	0	17	17	0	(6)
Pay	UKRPI	3.593	Maturity	11/15/2028		600	0	15	15	0	(1)
Pay	UKRPI	3.603	Maturity	11/15/2028		500	0	13	13	0	(1)

							$1,991	$(1,496)	$495	$301	$(248)

Total Swap Agreements							$1,938	$(1,654)	$284	$301	$(260)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$124	$312	$436	$0	$(153)	$(260)	$(413)

(j)

Securities with an aggregate market value of $982 and cash of $626 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $11 for closed swap agreements is outstanding at period end.

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	1,312		$971	$2	$0

BOA	04/2019	CNY	258		37	0	(1)
	04/2019		$2,000	EUR	1,777	0	(7)
	05/2019	EUR	1,777		$2,005	7	0
	05/2019		$794	ZAR	10,732	0	(54)

BPS	04/2019	ARS	2,463		$63	6	0
	04/2019		$57	ARS	2,463	0	0
	04/2019		527	CNH	3,545	0	0
	05/2019	ARS	447		$10	0	0
	06/2019	TWD	34,604		1,126	1	0
	08/2019	MXN	14,047		716	7	0
	08/2019		$716	MXN	14,047	0	(8)

BRC	04/2019	JPY	320,800		$2,902	7	0
	06/2019	EUR	69	TRY	446	0	(3)

CBK	04/2019	AUD	158		$113	0	0
	04/2019	BRL	4,230		1,085	5	0
	04/2019	GBP	916		1,206	13	0
	04/2019	JPY	5,900		53	0	0
	04/2019	MXN	5,039		265	6	0
	04/2019		$1,094	BRL	4,230	0	(14)
	04/2019		146	CAD	195	0	0
	04/2019		111	GBP	84	0	(2)
	04/2019		2,908	JPY	320,800	0	(14)
	05/2019	BRL	4,230		$1,092	14	0
	05/2019	JPY	320,800		2,916	13	0
	05/2019		$264	MXN	5,039	0	(6)
	06/2019	EUR	46	TRY	296	0	(2)
	06/2019	MXN	5,489		$279	0	0
	06/2019	TRY	900	EUR	139	5	0

FBF	04/2019	CNH	4,265		$608	0	(26)

GLM	04/2019	ARS	2,016		47	0	0
	04/2019		$46	ARS	2,016	0	0
	04/2019		589	CNY	4,104	22	0
	05/2019	ARS	2,016		$44	0	0
	05/2019		$9	ARS	393	0	0
	06/2019	KRW	302,753		$270	3	0

HUS	04/2019	CAD	1,754		1,329	17	0
	04/2019	CNY	3,846		572	0	0
	04/2019		$4	ARS	181	0	0
	04/2019		107	CNH	720	0	0
	04/2019		261	MXN	5,039	0	(2)
	05/2019		24	ARS	1,048	0	(1)
	06/2019	CNH	720		$107	0	0
	06/2019		$572	CNY	3,846	0	0
	11/2019		4,901	CNH	33,204	32	0
	01/2021	BRL	1,010		$156	0	(87)

IND	06/2019		$124	TWD	3,819	0	0

JPM	04/2019	BRL	4,230		$1,123	43	0
	04/2019	EUR	1,957		2,234	39	0
	04/2019		$1,085	BRL	4,230	0	(5)
	04/2019		204	EUR	180	0	(2)
	05/2019		1,039	NOK	8,960	1	0

MSB	06/2019	EUR	24	TRY	157	0	(1)

MYI	05/2019	ZAR	10,669		$748	12	0

NGF	11/2019	CNH	19,356		2,766	0	(109)

RYL	04/2019	CAD	802		598	0	(3)

SCX	04/2019		$1,101	GBP	832	0	(18)
	05/2019	GBP	832		$1,103	18	0
	11/2019	CNH	13,847		1,978	0	(79)

SOG	04/2019		$115	TRY	626	0	(5)

SSB	04/2019		679	CAD	908	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2019	NOK	1,000		$117	$1	$0
	06/2019		$185	SGD	251	0	0

UAG	04/2019		1,082	CAD	1,453	5	0
	05/2019	CAD	1,453		$1,083	0	(5)

Total Forward Foreign Currency Contracts						$280	$(454)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	1,447	$6	$6

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	1,238	5	5

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	1,055	9	5

						$20	$16

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	10,700	$86	$121
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	11,000	64	88
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	2,550	102	13
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	800	39	9

							$291	$231

Total Purchased Options							$311	$247

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	713	$(12)	$(35)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	2,110	(9)	(5)

						$(21)	$(40)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	26,200	$(125)	$(225)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	16,050	(78)	(144)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	54,950	(258)	(496)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	18,650	(103)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	5,600	(85)	(125)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	5,800	(64)	(92)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	800	(25)	(4)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	800	(14)	(1)

							$(752)	$(1,090)

Total Written Options							$(773)	$(1,130)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$100	$0	$0	$0	$0

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	6,500	$(1)	$(11)	$0	$(12)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	RALVEIUT Index	87,824	2.683% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/06/2020	$13,132	$0	$1,593	$1,593	$0

DUB	Receive	RALVEIUT Index	223,955	2.650% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/17/2019	37,761	0	(77)	0	(77)

MYI	Receive	RALVEIUT Index	247,066	2.690% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	38,891	0	2,593	2,593	0

								$0	$4,109	$4,186	$(77)

Total Swap Agreements								$(1)	$4,098	$4,186	$(89)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
BOA	7	0	0	7	(62)	0	0	(62)	(55)	0	(55)
BPS	14	0	0	14	(8)	0	0	(8)	6	0	6
BRC	7	0	0	7	(3)	0	0	(3)	4	0	4
CBK	56	0	1,593	1,649	(38)	(35)	0	(73)	1,576	(1,348)	228
DUB	0	0	0	0	0	(225)	(77)	(302)	(302)	(1,660)	(1,962)
FBF	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
GLM	25	0	0	25	0	(144)	(12)	(156)	(131)	0	(131)
HUS	49	6	0	55	(90)	0	0	(90)	(35)	115	80
JPM	83	0	0	83	(7)	0	0	(7)	76	0	76
MSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MYC	0	231	0	231	0	(721)	0	(721)	(490)	358	(132)
MYI	12	5	2,593	2,610	0	0	0	0	2,610	(2,560)	50
NGF	0	0	0	0	(109)	0	0	(109)	(109)	(280)	(389)
RYL	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SCX	18	5	0	23	(97)	(5)	0	(102)	(79)	0	(79)
SOG	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SSB	2	0	0	2	0	0	0	0	2	0	2
UAG	5	0	0	5	(5)	0	0	(5)	0	0	0

Total Over the Counter	$280	$247	$4,186	$4,713	$(454)	$(1,130)	$(89)	$(1,673)

(l)

Securities with an aggregate market value of $515 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$124	$124
Swap Agreements	0	0	0	0	312	312

	$0	$0	$0	$0	$436	$436

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$280	$0	$280
Purchased Options	0	0	0	16	231	247
Swap Agreements	0	0	4,186	0	0	4,186

	$0	$0	$4,186	$296	$231	$4,713

	$0	$0	$4,186	$296	$667	$5,149

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$153	$153
Swap Agreements	0	12	0	0	248	260

	$0	$12	$0	$0	$401	$413

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$454	$0	$454
Written Options	0	0	0	40	1,090	1,130
Swap Agreements	0	0	77	0	12	89

	$0	$0	$77	$494	$1,102	$1,673

	$0	$12	$77	$494	$1,503	$2,086

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(44)	$(44)
Written Options	0	0	0	0	139	139
Futures	0	0	39	0	1,239	1,278
Swap Agreements	0	(21)	0	0	283	262

	$0	$(21)	$39	$0	$1,617	$1,635

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$679	$0	$679
Purchased Options	0	0	0	(79)	6	(73)
Written Options	0	0	0	403	(460)	(57)
Swap Agreements	0	(30)	6,897	0	0	6,867

	$0	$(30)	$6,897	$1,003	$(454)	$7,416

	$0	$(51)	$6,936	$1,003	$1,163	$9,051

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	(769)	(769)
Swap Agreements	0	(158)	0	0	(1,443)	(1,601)

	$0	$(158)	$0	$0	$(2,215)	$(2,373)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$492	$0	$492
Purchased Options	0	0	0	3	554	557
Written Options	0	0	0	(7)	(449)	(456)
Swap Agreements	0	39	7,520	0	(26)	7,533

	$0	$39	$7,520	$488	$79	$8,126

	$0	$(119)	$7,520	$488	$(2,136)	$5,753

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$12,941	$0	$12,941
Industrials	0	3,746	0	3,746
Utilities	0	3,141	0	3,141
U.S. Government Agencies	0	19,238	0	19,238
U.S. Treasury Obligations	0	35,431	0	35,431
Non-Agency Mortgage-Backed Securities	0	8,468	0	8,468
Asset-Backed Securities	0	16,894	0	16,894
Sovereign Issues	0	5,811	0	5,811
Short-Term Instruments
Certificates of Deposit	0	901	0	901
Repurchase Agreements	0	1,639	0	1,639
Argentina Treasury Bills	0	54	0	54

	$0	$108,264	$0	$108,264

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,255	$0	$0	$6,255

Total Investments	$6,255	$108,264	$0	$114,519

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(629)	$0	$(629)
U.S. Government Agencies	0	(529)	0	(529)
U.S. Treasury Obligations	0	(209)	0	(209)

	$0	$(1,367)	$0	$(1,367)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	124	301	0	425
Over the counter	0	4,713	0	4,713

	$124	$5,014	$0	$5,138

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(153)	(260)	0	(413)
Over the counter	0	(1,673)	0	(1,673)

	$(153)	$(1,933)	$0	$(2,086)

Total Financial Derivative Instruments	$(29)	$3,081	$0	$3,052

Totals	$6,226	$109,978	$0	$116,204

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

American Honda Finance Corp.
3.451% due 03/29/2021 «		$500	$499

Total Loan Participations and Assignments (Cost $499)			499

CORPORATE BONDS & NOTES 13.9%

BANKING & FINANCE 10.7%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)	EUR	600	742

Bank of America Corp.
3.004% due 12/20/2023 •		$5,830	5,817

Barclays Bank PLC
7.625% due 11/21/2022 (h)		1,800	1,959

Barclays PLC
2.750% due 11/08/2019		1,000	999
4.063% (US0003M + 1.380%) due 05/16/2024 ~		2,000	1,942
4.610% due 02/15/2023 •		1,500	1,534
4.972% due 05/16/2029 •		800	828
6.500% due 09/15/2019 •(g)(h)	EUR	1,200	1,361
7.250% due 03/15/2023 •(g)(h)	GBP	300	404
8.000% due 12/15/2020 •(g)(h)	EUR	600	726

Blackstone CQP Holdco LP
6.500% due 03/20/2021		$5,000	5,000

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		2,000	2,004
3.783% (US0003M + 1.100%) due 05/17/2024 ~		300	301

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	400	490
6.875% due 03/19/2020 (h)		1,400	1,673

Credit Suisse AG
6.500% due 08/08/2023 (h)		$200	215

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,200	1,331
3.869% (US0003M + 1.230%) due 02/27/2023 ~		$4,100	3,939
5.000% due 02/14/2022		1,300	1,330

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	600	707

Ford Motor Credit Co. LLC
3.528% due 08/12/2019 •		$3,400	3,399
3.532% (US0003M + 0.930%) due 09/24/2020 ~		1,400	1,394
5.345% (US0003M + 2.550%) due 01/07/2021 ~		800	808

General Motors Financial Co., Inc.
4.064% (US0003M + 1.270%) due 10/04/2019 ~		9,000	9,029

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		6,000	6,057

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		800	800
3.683% (US0003M + 1.000%) due 05/18/2024 ~		400	397
4.292% due 09/12/2026 •		700	723
4.750% due 07/04/2029 •(g)(h)	EUR	700	771
5.875% due 09/28/2026 •(g)(h)	GBP	600	788
6.250% due 03/23/2023 •(g)(h)		$1,600	1,599

JPMorgan Chase & Co.
3.662% (US0003M + 0.890%) due 07/23/2024 ~		1,300	1,298
6.221% (US0003M + 3.470%) due 04/30/2019 ~(g)		1,400	1,409

Lloyds Banking Group PLC
4.050% due 08/16/2023		700	715
4.550% due 08/16/2028		600	622

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 09/27/2025 •(g)(h)		$300	$305
7.625% due 06/27/2023 •(g)(h)	GBP	1,400	1,932

Nationwide Building Society
6.875% due 06/20/2019 •(g)(h)		500	655

Navient Corp.
8.000% due 03/25/2020		$200	209

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		2,900	2,832
3.447% (US0003M + 0.650%) due 07/13/2022 ~		5,000	4,917

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		1,100	1,086
4.519% due 06/25/2024 •		600	614
5.076% due 01/27/2030 •		900	949
7.500% due 08/10/2020 •(g)(h)		700	715
8.000% due 08/10/2025 •(g)(h)		200	215
8.625% due 08/15/2021 •(g)(h)		800	854

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		1,200	1,237

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	1,160	1,522

UBS AG
5.125% due 05/15/2024 (h)		$2,100	2,148
7.625% due 08/17/2022 (h)		950	1,045

UniCredit SpA
7.830% due 12/04/2023		2,600	2,898

Wells Fargo & Co.
6.381% (US0003M + 3.770%) due 06/15/2019 ~(g)		900	907

			88,151

INDUSTRIALS 2.1%

Allergan Sales LLC
4.875% due 02/15/2021		1,209	1,245
5.000% due 12/15/2021		400	417

BAT Capital Corp.
2.764% due 08/15/2022		1,300	1,280

Charter Communications Operating LLC
4.464% due 07/23/2022		3,200	3,313
4.908% due 07/23/2025		2,200	2,322

CNPC General Capital Ltd.
2.750% due 05/14/2019		2,000	2,001

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		900	900

Nakilat, Inc.
6.067% due 12/31/2033		1,500	1,684

SASOL Financing USA LLC
5.875% due 03/27/2024		400	425

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		3,960	3,943

			17,530

UTILITIES 1.1%

AT&T, Inc.
3.737% (US0003M + 0.950%) due 07/15/2021 ~		4,200	4,251
3.777% (US0003M + 1.180%) due 06/12/2024 ~		1,800	1,786

Petrobras Global Finance BV
5.299% due 01/27/2025		1,700	1,729

Verizon Communications, Inc.
3.784% (US0003M + 1.100%) due 05/15/2025 ~		900	901

			8,667

Total Corporate Bonds & Notes (Cost $113,053)			114,348

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$137	$148

Total Municipal Bonds & Notes (Cost $134)		148

U.S. GOVERNMENT AGENCIES 18.6%

Fannie Mae
3.500% due 11/01/2025 - 06/01/2045	430	439

Fannie Mae, TBA
3.500% due 05/01/2049	78,200	79,232
4.000% due 05/01/2049	59,900	61,571

Freddie Mac
2.884% due 11/15/2043 •	294	294

Ginnie Mae
3.500% due 05/15/2042 - 04/15/2045	8,465	8,666

Ginnie Mae, TBA
5.000% due 05/01/2049	2,900	3,027

Total U.S. Government Agencies (Cost $152,819)		153,229

U.S. TREASURY OBLIGATIONS 50.5%

U.S. Treasury Bonds
3.000% due 08/15/2048	400	415
3.000% due 02/15/2049 (j)	10,400	10,799

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021	4,779	4,743
0.125% due 01/15/2022	10,120	10,043
0.125% due 04/15/2022	21,631	21,415
0.125% due 07/15/2022	14,885	14,814
0.750% due 07/15/2028	9,726	9,952
0.875% due 01/15/2029	8,672	8,960
1.000% due 02/15/2048 (j)	11,738	12,016
1.750% due 01/15/2028 (l)	961	1,063
2.375% due 01/15/2027	17,848	20,419
2.500% due 01/15/2029	14,537	17,245

U.S. Treasury Notes
1.375% due 09/30/2020 (j)(l)	36,500	35,979
1.375% due 10/31/2020 (l)(n)	5,600	5,517
1.750% due 12/31/2020 (l)	30,900	30,605
1.750% due 09/30/2022 (l)	8,100	7,972
1.750% due 05/15/2023 (l)(n)	2,100	2,061
2.000% due 11/30/2020 (l)(n)	5,500	5,471
2.000% due 11/30/2022 (j)	86,600	85,937
2.125% due 08/31/2020 (l)	10,600	10,568
2.250% due 12/31/2023 (n)	6,000	6,004
2.625% due 02/15/2029 (j)	84,600	86,257
2.750% due 11/15/2023 (l)(n)	900	920
2.750% due 02/28/2025	6,400	6,566

Total U.S. Treasury Obligations (Cost $412,754)		415,741

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.7%

Banc of America Mortgage Trust
4.476% due 05/25/2033 ~	69	71

BCAP LLC Trust
2.696% due 05/25/2047 •	186	171
5.250% due 04/26/2037	1,804	1,539

Bear Stearns Adjustable Rate Mortgage Trust
4.453% due 08/25/2035 ^~	942	917
4.671% due 02/25/2036 ^~	13	12
4.683% due 02/25/2034 ~	155	159

Bear Stearns ALT-A Trust
2.806% due 01/25/2047 ^•	11,688	12,218
2.966% due 02/25/2036 •	4,500	4,308
3.960% due 11/25/2036 ^~	806	673
4.372% due 01/25/2036 ~	1,595	1,582

Bear Stearns Mortgage Funding Trust
2.656% due 06/25/2047 •	1,389	1,316

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Structured Products, Inc. Trust
4.335% due 01/26/2036 ^~		$3,976	$3,597

Citigroup Commercial Mortgage Trust
1.789% due 09/10/2045 ~(a)		5,310	246

Citigroup Mortgage Loan Trust
2.556% due 01/25/2037 •		2,158	2,005

Citigroup Mortgage Loan Trust, Inc.
5.500% due 07/25/2034		6,312	6,837

CitiMortgage Alternative Loan Trust
6.000% due 10/25/2037 ^		3,744	3,559

Countrywide Alternative Loan Trust
2.683% due 12/20/2046 ^•		2,448	2,183
3.286% due 08/25/2035 •		3,072	2,110
6.000% due 08/25/2036 ^		3,157	2,735
6.000% due 03/25/2037 ^		1,060	654

Countrywide Home Loan Mortgage Pass-Through Trust
3.545% due 02/20/2036 ~		1,769	1,441

Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		216	217

GSR Mortgage Loan Trust
4.204% due 04/25/2036 ~		154	138
4.466% due 11/25/2035 ~		171	174
4.521% due 09/25/2035 ~		261	266
6.250% due 10/25/2036 ^		1,170	1,153

HarborView Mortgage Loan Trust
2.632% due 01/25/2047 •		760	736
2.682% due 09/19/2046 ^•		288	261
2.722% due 12/19/2036 ^•		44	41

JPMorgan Mortgage Trust
6.000% due 06/25/2037		3,269	2,514

Lehman XS Trust
2.646% due 03/25/2047 ^•		648	639

MASTR Alternative Loan Trust
6.500% due 12/25/2034		2,511	2,805

Merrill Lynch Alternative Note Asset Trust
2.686% due 03/25/2037 •		27,611	12,666

Prime Mortgage Trust
2.886% due 02/25/2034 •		351	335

Residential Accredit Loans, Inc. Trust
2.686% due 05/25/2047 •		528	506
6.000% due 05/25/2037 ^		5,450	4,960

Structured Adjustable Rate Mortgage Loan Trust
3.636% due 12/25/2037 ^•		6,676	5,867

Structured Asset Mortgage Investments Trust
2.686% due 10/25/2036 •		2,619	2,392
2.746% due 03/25/2037 •		404	296

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	2,350	3,062

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 09/25/2046 •		$701	705
3.797% due 08/25/2042 •		3	3

Washington Mutual Mortgage Pass-Through Certificates Trust
2.606% due 10/25/2036 ^•		8,538	4,244
3.797% due 02/25/2033 ~		170	165

Wells Fargo Alternative Loan Trust
6.250% due 07/25/2037 ^		3,725	3,493

Wells Fargo Mortgage-Backed Securities Trust
5.170% due 04/25/2036 ~		84	83

Total Non-Agency Mortgage-Backed Securities (Cost $94,782)			96,054

ASSET-BACKED SECURITIES 13.3%

ACE Securities Corp. Home Equity Loan Trust
3.461% due 05/25/2034 •		1,442	1,433
3.461% due 07/25/2035 •		500	505
4.361% due 05/25/2034 •		406	399

Ameriquest Mortgage Securities Trust
2.876% due 03/25/2036 •		382	382

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.401% due 01/25/2035 •		4,558	4,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
3.486% due 06/25/2037 •		$56	$48

Citigroup Mortgage Loan Trust
2.646% due 12/25/2036 •		837	559
4.575% due 10/25/2037 Ø		885	895

Countrywide Asset-Backed Certificates
2.626% due 06/25/2035 •		2,373	2,153
2.626% due 08/25/2037 ^•		1,492	1,405
2.626% due 06/25/2047 ^•		658	591
2.636% due 01/25/2037 •		1,881	1,828
2.666% due 11/25/2047 ^•		2,597	2,139
2.686% due 06/25/2037 ^•		1,960	1,779
2.686% due 06/25/2047 ^•		1,916	1,693
2.726% due 03/25/2036 •		1,498	1,341
2.816% due 07/25/2036 •		451	426

Countrywide Asset-Backed Certificates Trust
2.616% due 04/25/2046 •		2,272	2,139
2.636% due 02/25/2037 •		154	154
2.646% due 03/25/2037 •		411	407
2.746% due 09/25/2046 •		5,600	5,292

First Franklin Mortgage Loan Trust
2.596% due 12/25/2037 •		14,759	12,662

GE-WMC Asset-Backed Pass-Through Certificates
2.736% due 12/25/2035 •		4,407	4,395

GSAMP Trust
4.136% due 10/25/2034 •		341	331

Home Equity Loan Trust
2.646% due 04/25/2037 •		1,983	1,974

JPMorgan Mortgage Acquisition Trust
2.576% due 07/25/2036 •		1,763	1,028
2.621% due 07/25/2036 •		3,060	2,462
2.746% due 06/25/2037 •		5,600	5,508

MASTR Asset-Backed Securities Trust
2.726% due 08/25/2036 •		3,646	2,005

Morgan Stanley ABS Capital, Inc. Trust
2.566% due 09/25/2036 •		153	87
2.616% due 10/25/2036 •		499	476
2.726% due 06/25/2036 •		3,335	2,228
2.736% due 03/25/2037 •		1,400	736
3.416% due 03/25/2035 •		558	563

NovaStar Mortgage Funding Trust
2.656% due 11/25/2036 •		8,472	3,866

Popular ABS Mortgage Pass-Through Trust
2.736% due 06/25/2047 ^•		2,107	2,056

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^		2,266	1,316

Residential Asset Mortgage Products Trust
2.706% due 12/25/2036 •		8,872	8,662
3.106% due 07/25/2034 •		8,619	6,883

Residential Asset Securities Corp. Trust
2.636% due 08/25/2036 •		795	721

Securitized Asset-Backed Receivables LLC Trust
2.736% due 05/25/2036 •		2,073	1,335

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	325	365

Soundview Home Loan Trust
2.596% due 02/25/2037 •		$514	193
2.636% due 06/25/2036 •		154	154
2.646% due 11/25/2036 •		390	386

Specialty Underwriting & Residential Finance Trust
3.461% due 12/25/2035 •		1,538	1,535

SpringCastle America Funding LLC
3.050% due 04/25/2029		7,741	7,741

Structured Asset Securities Corp. Mortgage Loan Trust
2.716% due 01/25/2037 •		4,236	3,071
2.826% due 02/25/2036 •		1,820	1,825

Structured Asset Securities Corp. Trust
2.946% due 09/25/2035 •		5,100	4,884

Total Asset-Backed Securities (Cost $98,133)			109,566

SOVEREIGN ISSUES 5.2%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		3,750	2,180
5.875% due 01/11/2028		1,800	1,386

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	6,221	$140
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		109,830	2,826

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (f)	BRL	13,724	4,139
6.000% due 05/15/2055 (f)		10,532	3,389

Export-Import Bank of Korea
4.000% due 01/29/2021		$2,900	2,962

Israel Government International Bond
4.125% due 01/17/2048		700	726

Japan Government International Bond
0.000% due 03/10/2028 (f)	JPY	1,950,883	18,368

Peru Government International Bond
5.940% due 02/12/2029	PEN	2,300	730
6.350% due 08/12/2028		8,950	2,922
8.200% due 08/12/2026		4,050	1,466

Saudi Government International Bond
4.000% due 04/17/2025		$1,000	1,026
5.000% due 04/17/2049		550	571

Total Sovereign Issues (Cost $47,656)			42,831

SHORT-TERM INSTRUMENTS 4.2%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		900	900

REPURCHASE AGREEMENTS (i) 1.8%
			14,515

ARGENTINA TREASURY BILLS 0.1%
47.497% due 04/12/2019 - 06/28/2019 (c)(d)	ARS	25,210	643

JAPAN TREASURY BILLS 2.2%
(0.150)% due 04/15/2019 (d)(e)	JPY	2,060,000	18,588

Total Short-Term Instruments (Cost $35,057)			34,646

Total Investments in Securities (Cost $954,887)			967,062

		SHARES
INVESTMENTS IN AFFILIATES 15.5%

SHORT-TERM INSTRUMENTS 15.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.5%

PIMCO Short Asset Portfolio		12,770,834	127,057

PIMCO Short-Term Floating NAV Portfolio III		12,724	126

Total Short-Term Instruments (Cost $127,830)			127,183

Total Investments in Affiliates (Cost $127,830)			127,183

Total Investments 133.0% (Cost $1,082,717)			$1,094,245

Financial Derivative Instruments (k)(m) (0.3)% (Cost or Premiums, net $(1,192))			(2,586)

Other Assets and Liabilities, net (32.7)%			(269,203)

Net Assets 100.0%			$822,456

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.500%	03/29/2019	04/01/2019	$ 8,300	U.S. Treasury Notes 2.000% due 10/31/2022	$(8,474)	$8,300	$8,302
FICC	2.000	03/29/2019	04/01/2019	731	U.S. Treasury Notes 1.125% due 06/30/2021	(749)	731	731
MEI	1.710	03/07/2019	04/08/2019	CAD 7,328	Canada Government International Bond 2.750% due 12/01/2048	(5,768)	5,484	5,490

Total Repurchase Agreements						$(14,991)	$14,515	$14,523

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.250%	03/28/2019	04/15/2019	$(6,252)	$(6,254)
DEU	2.460	03/26/2019	04/09/2019	(5,419)	(5,421)
	2.470	03/28/2019	04/04/2019	(924)	(924)
SGY	2.350	03/29/2019	04/01/2019	(1,536)	(1,536)

Total Reverse Repurchase Agreements					$(14,135)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	2.050%	03/29/2019	04/01/2019	$(8,290)	$(8,292)
TDM	2.680	03/29/2019	04/01/2019	(1,045)	(1,045)
UBS	2.630	01/17/2019	04/17/2019	(68,674)	(69,045)
	2.630	02/15/2019	04/17/2019	(22,808)	(22,883)

Total Sale-Buyback Transactions					$(101,265)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.4)%
Fannie Mae, TBA	5.000%	04/01/2049	$ 2,900	$(3,042)	$(3,067)

Sovereign Issues (0.7)%
Canadian Government Bond	2.750	12/01/2048	CAD 6,400	(5,461)	(5,753)

Total Short Sales (1.1)%				$(8,503)	$(8,820)

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$8,302	$0	$0	$0	$8,302	$(8,474)	$(172)
BOS	0	(6,254)	0	0	(6,254)	6,219	(35)
DEU	0	(6,345)	0	0	(6,345)	6,321	(24)
FICC	731	0	0	0	731	(749)	(18)
MEI	5,490	0	0	0	5,490	(5,497)	(7)
SGY	0	(1,536)	0	0	(1,536)	1,528	(8)

Master Securities Forward Transaction Agreement
BCY	0	0	(8,292)	0	(8,292)	8,307	15
TDM	0	0	(1,045)	(5,753)	(6,798)	1,045	(5,753)
UBS	0	0	(91,928)	0	(91,928)	91,316	(612)

Total Borrowings and Other Financing Transactions	$14,523	$(14,135)	$(101,265)	$(5,753)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,536)	$(12,599)	$0	$0	$(14,135)

Total	$(1,536)	$(12,599)	$0	$0	$(14,135)

Sale-Buyback Transactions
U.S. Treasury Obligations	(9,337)	(91,928)	0	0	(101,265)

Total	$(9,337)	$(91,928)	$0	$0	$(101,265)

Total Borrowings	$(10,873)	$(104,527)	$0	$0	$(115,400)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(115,400)

(j)	Securities with an aggregate market value of $115,666 and cash of $271 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(130,291) at a weighted average interest rate of 2.099%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(107) of deferred price drop.
(4)	Payable for short sales includes $44 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.000	05/24/2019	151	$151	$1	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	110.500	05/24/2019	23	23	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	3	3	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	547	547	5	1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	230	230	2	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.750	05/24/2019	1,362	2,724	11	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.000	05/24/2019	83	83	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.250	05/24/2019	36	36	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.500	05/24/2019	1	1	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.750	05/24/2019	90	90	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.000	05/24/2019	72	72	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	592	592	5	1

Total Purchased Options					$27	$3

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2020	591	$	144,559	$1,015	$0	$(118)
Euro-Bobl June Futures	06/2019	144		21,506	185	6	(26)
Euro-Bund 10-Year Bond June Futures	06/2019	21		3,918	79	0	(6)
U.S. Treasury 2-Year Note June Futures	06/2019	1,342		285,972	(192)	0	(229)
U.S. Treasury 5-Year Note June Futures	06/2019	1,425		165,055	1,540	0	(323)
U.S. Treasury 10-Year Note June Futures	06/2019	199		24,720	370	0	(200)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	483		81,144	2,664	0	(181)
United Kingdom Long Gilt June Futures	06/2019	173		29,150	482	20	(14)

					$6,143	$26	$(1,097)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	862	$	(210,878)	$(712)	$162	$0
90-Day Eurodollar March Futures	03/2020	2,549		(622,498)	(4,053)	478	0
90-Day Eurodollar September Futures	09/2021	591		(144,603)	(1,180)	89	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	78		(109)	(31)	21	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	78		(36)	18	1	(2)
U.S. Treasury 30-Year Bond June Futures	06/2019	726		(108,650)	(1,851)	181	(23)

					$(7,809)	$932	$(25)

Total Futures Contracts					$(1,666)	$958	$(1,122)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-29 5-Year Index	(1.000)%	Quarterly	12/20/2022	$177,000	$(3,706)	$61	$(3,645)	$0	$(130)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	74,900	$(9)	$(1,175)	$(1,184)	$3	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	6,900	(131)	636	505	0	(78)
Receive(4)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	77,900	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		203,300	2,056	(1,940)	116	30	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2019		18,800	(87)	77	(10)	4	0
Receive(4)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		64,900	(375)	(43)	(418)	41	0
Pay(4)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		8,200	1	51	52	0	(6)
Receive(4)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		27,700	0	23	23	29	0
Pay(4)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		96,500	0	(169)	(169)	0	(122)
Receive(4)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		269,600	(9)	(1,987)	(1,996)	129	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		119,500	0	3,674	3,674	0	(249)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		51,100	(541)	1,819	1,278	0	(108)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/14/2023		15,800	0	621	621	0	(33)
Receive(4)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		62,900	0	(889)	(889)	136	0
Pay	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		8,200	289	61	350	0	(2)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		22,500	0	(968)	(968)	54	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		31,600	2,341	(1,927)	414	79	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		111,410	(1,376)	5,620	4,244	299	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		9,600	448	(391)	57	26	0
Pay(4)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028		54,500	0	2,070	2,070	0	(29)
Receive(4)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		95,900	(817)	(3,941)	(4,758)	243	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		94,800	1,635	4,130	5,765	59	(151)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		47,100	281	(3,786)	(3,505)	120	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		17,700	0	(1,755)	(1,755)	59	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	12/14/2048		20,000	(33)	(2,116)	(2,149)	68	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		7,100	0	(783)	(783)	24	0
Receive(4)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		14,400	(340)	(852)	(1,192)	49	0

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	6-Month EUR-EURIBOR	2.036%	Annual	02/03/2037	EUR	37,200	$11	$2,114	$2,125	$0	$(305)
Receive(4)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		11,200	(175)	(1,250)	(1,425)	209	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	296,000	625	1,592	2,217	12	0
Receive(4)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		307,600	53	(692)	(639)	0	(31)
Pay(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		3,200	23	83	106	0	0
Receive(4)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		11,700	3	(727)	(724)	25	0
Receive(4)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		20,500	(50)	(1,225)	(1,275)	44	0
Receive(4)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		11,700	74	(718)	(644)	35	0
Receive(4)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		9,500	0	(579)	(579)	28	0
Pay(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	27,430,000	789	1,120	1,909	98	0
Receive(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		10,910,000	(232)	(1,379)	(1,611)	0	(80)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		3,820,000	8	505	513	30	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		11,060,000	1,130	1,058	2,188	91	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		340,000	0	(256)	(256)	0	(19)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		980,000	63	(631)	(568)	0	(54)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		480,000	2	(348)	(346)	0	(27)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		3,177,000	(132)	(1,935)	(2,067)	0	(178)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		740,000	164	(165)	(1)	0	(84)
Receive	CPTFEMU	0.740	Maturity	01/15/2020	EUR	30,900	(287)	588	301	0	(23)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		2,400	(3)	(179)	(182)	7	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,400	7	360	367	0	(18)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	11,400	(1)	77	76	0	(25)
Pay	UKRPI	3.593	Maturity	11/15/2028		2,200	0	53	53	0	(4)
Pay	UKRPI	3.595	Maturity	11/15/2028		7,400	90	93	183	0	(15)
Pay	UKRPI	3.603	Maturity	11/15/2028		1,800	0	47	47	0	(4)

							$5,495	$(6,334)	$(839)	$2,031	$(1,645)

Total Swap Agreements							$1,789	$(6,273)	$(4,484)	$2,031	$(1,775)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$958	$2,193	$3,154	$0	$(1,122)	$(1,775)	$(2,897)

(l)

Securities with an aggregate market value of $12,282 and cash of $3,362 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $162 for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
AZD	06/2019	SGD	9,382	$6,944	$11	$0

BOA	04/2019	JPY	111,900	1,013	3	0
	04/2019	NOK	75,205	8,752	32	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	61

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019		$10,986	EUR	9,761	$0	$(36)
	05/2019	EUR	9,761		$11,014	36	0
	05/2019		$8,762	NOK	75,205	0	(32)
	05/2019		7,503	ZAR	101,398	0	(507)

BPS	04/2019	ARS	3,247		$75	0	0
	04/2019	JPY	2,432,500		22,494	544	(19)
	04/2019		$74	ARS	3,247	1	0
	04/2019		4,231	CNH	28,442	0	(1)
	05/2019	ARS	3,247		$70	0	(1)
	05/2019		$30	ARS	1,304	0	(1)
	06/2019	TWD	274,239		$8,922	9	0

BRC	04/2019	JPY	1,272,900		11,514	29	0
	06/2019	EUR	542	TRY	3,503	0	(21)

CBK	04/2019	AUD	795		$566	2	0
	04/2019	BRL	21,520		5,522	26	0
	04/2019	DKK	2,600		400	9	0
	04/2019	GBP	9,946		13,099	145	0
	04/2019	JPY	132,900		1,207	8	0
	04/2019	MXN	2,830		147	2	0
	04/2019		$10	ARS	415	0	0
	04/2019		5,568	BRL	21,520	0	(72)
	04/2019		19,887	JPY	2,193,700	0	(94)
	04/2019		149	MXN	2,830	0	(3)
	05/2019	BRL	21,520		$5,557	72	0
	05/2019	JPY	2,193,700		19,943	88	0
	05/2019	MXN	2,830		148	3	0
	05/2019		$578	EUR	507	0	(7)
	06/2019	EUR	382	TRY	2,469	0	(14)
	06/2019	TRY	7,242	EUR	1,118	40	0

DUB	04/2019	ARS	29,849		$760	72	0
	04/2019		$689	ARS	29,849	0	(1)

FBF	04/2019	ARS	2,695		$62	0	0
	04/2019		$68	ARS	2,695	0	(6)

GLM	04/2019	ARS	23,906		$552	0	0
	04/2019	CNY	36,965		5,301	0	(201)
	04/2019		$561	ARS	23,906	1	(11)
	05/2019	ARS	14,609		$319	0	(2)
	05/2019		$80	ARS	3,540	0	(2)
	06/2019	KRW	698,144		$623	8	0
	06/2019		$741	MYR	3,016	0	(2)

HUS	04/2019	CAD	13,476		$10,213	128	0
	04/2019	CNH	64,837		9,650	6	0
	04/2019		$6	ARS	272	0	0
	04/2019		5,502	CNY	36,965	1	0
	04/2019		8,754	NOK	75,205	0	(34)
	05/2019		15	ARS	677	0	0
	05/2019		3,888	EUR	3,407	0	(52)
	05/2019	ZAR	60,449		$4,257	86	0
	06/2019	CNY	36,965		5,497	1	0
	06/2019		$9,647	CNH	64,838	0	(5)
	11/2019		17,739		120,193	114	0
	01/2021	BRL	4,390		$677	0	(377)

JPM	04/2019		21,520		5,713	217	0
	04/2019	EUR	9,761		11,142	193	0
	04/2019	JPY	303,500		2,738	6	(6)
	04/2019	NZD	1,896		1,297	6	0
	04/2019		$5,522	BRL	21,520	0	(26)
	05/2019	EUR	8,796		$9,995	92	0
	07/2019	DKK	2,600		394	0	0
	07/2019		$214	HUF	58,982	0	(7)
	11/2019	CNH	70,062		$10,016	0	(391)

MSB	05/2019		$59	ARS	2,502	0	(4)
	06/2019	EUR	194	TRY	1,258	0	(7)

MYI	04/2019	JPY	163,500		$1,478	0	0
	05/2019	ZAR	41,738		2,915	35	0

RYL	04/2019	CAD	7,328		5,460	0	(24)
	04/2019		$5,219	CNH	36,395	195	0

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	04/2019	JPY	163,500		$1,481	$6	$0
	04/2019		$13,167	GBP	9,946	0	(213)
	05/2019	GBP	9,946		$13,187	213	0
	06/2019		$1,087	HKD	8,499	0	(2)
	11/2019	CNH	50,131		$7,161	0	(286)

SOG	04/2019		$1,130	TRY	6,159	0	(49)
	05/2019	RUB	7,696		$116	0	(1)

SSB	04/2019		$5,427	CAD	7,258	4	0

UAG	04/2019		10,090		13,546	47	0
	05/2019	CAD	13,546		$10,098	0	(47)

Total Forward Foreign Currency Contracts						$2,491	$(2,564)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	11,652	$50	$46

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	9,963	40	39

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	8,471	70	43

						$160	$128

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	85,900	$687	$976
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	87,700	514	699
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	28,300	1,138	145
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	6,500	316	75

							$2,655	$1,895

Total Purchased Options							$2,815	$2,023

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	5,736	$(95)	$(289)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	16,942	(74)	(39)

						$(169)	$(328)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	189,300	$(906)	$(1,624)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	115,900	(563)	(1,042)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	397,400	(1,868)	(3,585)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	205,400	(1,138)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	45,400	(688)	(1,017)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	46,300	(514)	(732)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	6,500	(200)	(30)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	6,500	(116)	(11)

							$(5,993)	$(8,073)

Total Written Options							$(6,162)	$(8,401)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	63

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR 850	$158	$(60)	$98	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304	500	92	(35)	57	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304	500	95	(38)	57	0

							$345	$(133)	$212	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$900	$1	$1	$2	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR 55,600	$(7)	$(99)	$0	$(106)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	RALVEIET Index	2,438,894	3.625% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/25/2019	$291,984	$0	$(822)	$0	$(822)

JPM	Receive	RALVEIET Index	3,555,235	3.559% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/17/2019	407,430	0	4,660	4,660	0

MEI	Receive	RALVEIET Index	963,392	3.635% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/11/2019	119,798	0	(338)	0	(338)

								$0	$3,500	$4,660	$(1,160)

Total Swap Agreements								$339	$3,269	$4,874	$(1,266)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$11	$0	$0	$11	$0	$0	$0	$0	$11	$0	$11
BOA	71	0	0	71	(575)	0	0	(575)	(504)	388	(116)
BPS	554	0	98	652	(22)	0	(822)	(844)	(192)	4,507	4,315
BRC	29	0	0	29	(21)	0	0	(21)	8	0	8
CBK	395	0	57	452	(190)	(289)	0	(479)	(27)	0	(27)
DUB	72	0	0	72	(1)	(1,624)	0	(1,625)	(1,553)	1,456	(97)
FBF	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
GLM	9	0	0	9	(218)	(1,042)	(106)	(1,366)	(1,357)	1,460	103
HUS	336	46	59	441	(468)	0	0	(468)	(27)	0	(27)
JPM	514	0	4,660	5,174	(430)	0	0	(430)	4,744	(3,900)	844
MEI	0	0	0	0	0	0	(338)	(338)	(338)	2,253	1,915
MSB	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
MYC	0	1,895	0	1,895	0	(5,407)	0	(5,407)	(3,512)	3,369	(143)
MYI	35	39	0	74	0	0	0	0	74	0	74
NGF	0	0	0	0	0	0	0	0	0	(2,650)	(2,650)
RYL	195	0	0	195	(24)	0	0	(24)	171	(60)	111
SCX	219	43	0	262	(501)	(39)	0	(540)	(278)	309	31
SOG	0	0	0	0	(50)	0	0	(50)	(50)	0	(50)

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
SSB	$4	$0	$0	$4	$0	$0	$0	$0	$4	$0	$4
UAG	47	0	0	47	(47)	0	0	(47)	0	0	0

Total Over the Counter	$2,491	$2,023	$4,874	$9,388	$(2,564)	$(8,401)	$(1,266)	$(12,231)

(n)

Securities with an aggregate market value of $14,469 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	958	958
Swap Agreements	0	0	0	0	2,193	2,193

	$0	$0	$0	$0	$3,154	$3,154

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,491	$0	$2,491
Purchased Options	0	0	0	128	1,895	2,023
Swap Agreements	0	214	4,660	0	0	4,874

	$0	$214	$4,660	$2,619	$1,895	$9,388

	$0	$214	$4,660	$2,619	$5,049	$12,542

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,122	$1,122
Swap Agreements	0	130	0	0	1,645	1,775

	$0	$130	$0	$0	$2,767	$2,897

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	65

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,564	$0	$2,564
Written Options	0	0	0	328	8,073	8,401
Swap Agreements	0	0	1,160	0	106	1,266

	$0	$0	$1,160	$2,892	$8,179	$12,231

	$0	$130	$1,160	$2,892	$10,946	$15,128

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(189)	$(189)
Written Options	0	0	0	0	703	703
Futures	0	0	0	0	8,239	8,239
Swap Agreements	0	(2,243)	0	0	6,445	4,202

	$0	$(2,243)	$0	$0	$15,198	$12,955

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,635)	$0	$(8,635)
Purchased Options	0	0	0	(103)	(4,540)	(4,643)
Written Options	0	112	92	1,572	(2,602)	(826)
Swap Agreements	0	(153)	35,887	0	0	35,734

	$0	$(41)	$35,979	$(7,166)	$(7,142)	$21,630

	$0	$(2,284)	$35,979	$(7,166)	$8,056	$34,585

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(18)	$(18)
Futures	0	0	0	0	(300)	(300)
Swap Agreements	0	(538)	0	0	(20,983)	(21,521)

	$0	$(538)	$0	$0	$(21,301)	$(21,839)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,683	$0	$9,683
Purchased Options	0	0	0	19	7,296	7,315
Written Options	0	0	0	(167)	(3,167)	(3,334)
Swap Agreements	0	14	(89,558)	0	(222)	(89,766)

	$0	$14	$(89,558)	$9,535	$3,907	$(76,102)

	$0	$(524)	$(89,558)	$9,535	$(17,394)	$(97,941)

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$499	$499
Corporate Bonds & Notes
Banking & Finance	0	88,151	0	88,151
Industrials	0	17,530	0	17,530
Utilities	0	8,667	0	8,667
Municipal Bonds & Notes
Illinois	0	148	0	148
U.S. Government Agencies	0	153,229	0	153,229
U.S. Treasury Obligations	0	415,741	0	415,741
Non-Agency Mortgage-Backed Securities	0	96,054	0	96,054
Asset-Backed Securities	0	109,566	0	109,566
Sovereign Issues	0	42,831	0	42,831
Short-Term Instruments
Certificates of Deposit	0	900	0	900
Repurchase Agreements	0	14,515	0	14,515
Argentina Treasury Bills	0	643	0	643
Japan Treasury Bills	0	18,588	0	18,588

	$0	$966,563	$499	$967,062

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$127,183	$0	$0	$127,183

Total Investments	$127,183	$966,563	$499	$1,094,245

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(5,753)	$0	$(5,753)
U.S. Government Agencies	0	(3,067)	0	(3,067)

	$0	$(8,820)	$0	$(8,820)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	958	2,034	0	2,992
Over the counter	0	9,388	0	9,388

	$958	$11,422	$0	$12,380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,122)	(1,775)	0	(2,897)
Over the counter	0	(12,231)	0	(12,231)

	$(1,122)	$(14,006)	$0	$(15,128)

Total Financial Derivative Instruments	$(164)	$(2,584)	$0	$(2,748)

Totals	$127,019	$955,159	$499	$1,082,677

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	67

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Charter Communications Operating LLC
4.500% due 04/30/2025		$1,362	$1,354

Total Loan Participations and Assignments (Cost $1,360)			1,354

CORPORATE BONDS & NOTES 15.5%

BANKING & FINANCE 12.2%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		500	509

Bank of America Corp.
2.650% due 04/01/2019		4,500	4,500

Barclays Bank PLC
10.179% due 06/12/2021		300	340

Barclays PLC
3.200% due 08/10/2021		2,100	2,102
4.063% (US0003M + 1.380%) due 05/16/2024 ~		1,400	1,360
4.610% due 02/15/2023 •		1,000	1,022
6.500% due 09/15/2019 •(g)(h)	EUR	800	907
8.000% due 06/15/2024 •(g)(h)		$500	512

Blackstone CQP Holdco LP
6.500% due 03/20/2021		2,700	2,700

Citigroup, Inc.
3.200% due 10/21/2026		600	589
3.649% (US0003M + 1.023%) due 06/01/2024 ~		1,400	1,403

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	400	466
6.875% due 03/19/2020 (h)		400	478

Credit Suisse Group AG
3.837% (US0003M + 1.240%) due 06/12/2024 ~		$2,700	2,686

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		600	612

Deutsche Bank AG
3.869% (US0003M + 1.230%) due 02/27/2023 ~		1,900	1,825
4.250% due 10/14/2021		1,500	1,508
5.000% due 02/14/2022		400	409

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	590

Ford Motor Credit Co. LLC
3.528% due 08/12/2019 •		$600	600
3.532% (US0003M + 0.930%) due 09/24/2020 ~		1,000	996
5.345% (US0003M + 2.550%) due 01/07/2021 ~		3,200	3,231

General Motors Financial Co., Inc.
4.064% (US0003M + 1.270%) due 10/04/2019 ~		5,100	5,117

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		1,900	1,918

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		600	600
3.400% due 03/08/2021		800	808
3.683% (US0003M + 1.000%) due 05/18/2024 ~		200	198
4.295% (US0003M + 1.500%) due 01/05/2022 ~		1,300	1,329
5.875% due 09/28/2026 •(g)(h)	GBP	400	526
6.250% due 03/23/2023 •(g)(h)		$600	600

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		1,300	1,299
3.662% (US0003M + 0.890%) due 07/23/2024 ~		1,000	998
6.221% (US0003M + 3.470%) due 04/30/2019 ~(g)		1,100	1,107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		$900	$900
4.050% due 08/16/2023		500	510
4.550% due 08/16/2028		500	519
7.000% due 06/27/2019 •(g)(h)	GBP	400	522
7.500% due 09/27/2025 •(g)(h)		$200	203

Morgan Stanley
5.500% due 01/26/2020		3,500	3,576

Nationwide Building Society
3.766% due 03/08/2024 •		800	797
4.363% due 08/01/2024 •		700	712

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		700	691
4.519% due 06/25/2024 •		400	409
7.500% due 08/10/2020 •(g)(h)		500	511
8.000% due 08/10/2025 •(g)(h)		100	108

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		700	721

SL Green Realty Corp.
4.500% due 12/01/2022		1,300	1,345

UBS AG
7.625% due 08/17/2022 (h)		1,900	2,091

UniCredit SpA
7.830% due 12/04/2023		1,650	1,839

Wells Fargo & Co.
2.625% due 07/22/2022		600	596

			59,895

INDUSTRIALS 1.6%

AbbVie, Inc.
2.900% due 11/06/2022		100	100

Allergan Sales LLC
4.875% due 02/15/2021		465	479

BAT Capital Corp.
2.764% due 08/15/2022		500	492
3.564% (US0003M + 0.880%) due 08/15/2022 ~		900	897

Charter Communications Operating LLC
4.464% due 07/23/2022		600	621

CNPC General Capital Ltd.
2.750% due 05/14/2019		1,200	1,201

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		800	800

Sands China Ltd.
5.125% due 08/08/2025		1,100	1,149
5.400% due 08/08/2028		700	736

SASOL Financing USA LLC
5.875% due 03/27/2024		300	318

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		980	976

			7,769

UTILITIES 1.7%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		2,100	2,109
3.737% (US0003M + 0.950%) due 07/15/2021 ~		2,400	2,429
3.777% (US0003M + 1.180%) due 06/12/2024 ~		1,400	1,389

Petrobras Global Finance BV
5.299% due 01/27/2025		212	216

Verizon Communications, Inc.
3.376% due 02/15/2025		1,479	1,501
3.784% (US0003M + 1.100%) due 05/15/2025 ~		600	601

			8,245

Total Corporate Bonds & Notes (Cost $75,300)			75,909

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	$200	$223
7.750% due 01/01/2042	94	102

		325

RHODE ISLAND 0.1%

Rhode Island Student Loan Authority Revenue Bonds, Series 2014
3.189% (US0001M + 0.700%) due 10/02/2028 ~	839	836

Total Municipal Bonds & Notes (Cost $1,130)		1,161

U.S. GOVERNMENT AGENCIES 21.7%

Fannie Mae
2.550% due 07/25/2037 •	547	538
3.500% due 04/01/2029	69	71

Fannie Mae, TBA
3.500% due 05/01/2049	45,400	45,999
4.000% due 05/01/2049	41,600	42,760

Freddie Mac
2.884% due 11/15/2043 •	13,044	13,050

Ginnie Mae
3.500% due 02/15/2045 - 06/15/2045	1,761	1,802

Ginnie Mae, TBA
5.000% due 05/01/2049	1,800	1,879

Total U.S. Government Agencies (Cost $105,791)		106,099

U.S. TREASURY OBLIGATIONS 42.6%

U.S. Treasury Bonds
2.750% due 08/15/2047 (n)	900	889
3.000% due 08/15/2048	300	311
3.000% due 02/15/2049 (j)	5,700	5,919
4.375% due 05/15/2040	7,700	9,818
4.625% due 02/15/2040	5,600	7,368

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021	2,549	2,529
0.125% due 01/15/2022 (l)	5,449	5,408
0.125% due 04/15/2022	11,695	11,579
0.125% due 07/15/2022 (l)	15,761	15,686
0.125% due 01/15/2023 (l)	21,155	20,926
0.125% due 07/15/2024	1,484	1,466
0.250% due 01/15/2025	10,293	10,191
0.375% due 01/15/2027	2,751	2,728
0.500% due 01/15/2028	204	204
0.750% due 07/15/2028	5,114	5,233
0.875% due 01/15/2029	5,084	5,252
1.000% due 02/15/2048 (j)(n)	6,430	6,583
2.375% due 01/15/2025	4,006	4,451
2.500% due 01/15/2029	8,792	10,430

U.S. Treasury Notes
1.375% due 10/31/2020 (l)(n)	2,000	1,970
1.500% due 08/15/2026 (n)	3,100	2,926
1.875% due 09/30/2022 (l)(n)	7,500	7,415
2.250% due 08/15/2027 (n)	900	893
2.500% due 05/15/2024 (n)	500	506
2.625% due 02/15/2029 (j)	66,370	67,670

Total U.S. Treasury Obligations (Cost $206,420)		208,351

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.8%

American Home Mortgage Assets Trust
2.676% due 10/25/2046 •	270	195

BCAP LLC Trust
2.696% due 05/25/2047 •	186	171
5.250% due 04/26/2037	1,443	1,231

Bear Stearns Adjustable Rate Mortgage Trust
4.683% due 02/25/2034 ~	155	159

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
4.372% due 01/25/2036 ~		$246	$244

Bear Stearns Mortgage Funding Trust
2.656% due 06/25/2047 •		603	571
2.666% due 10/25/2036 •		3,085	2,874

Citigroup Commercial Mortgage Trust
1.789% due 09/10/2045 ~(a)		14,603	678

Citigroup Mortgage Loan Trust
4.820% due 10/25/2035 •		36	37

Countrywide Alternative Loan Trust
3.286% due 08/25/2035 •		1,415	972
4.447% due 10/20/2035 •		1,257	1,095

Countrywide Home Loan Mortgage Pass-Through Trust
3.545% due 02/20/2036 ~		997	812

Downey Savings & Loan Association Mortgage Loan Trust
4.386% due 07/19/2044 ~		25	26

HarborView Mortgage Loan Trust
2.632% due 01/25/2047 •		409	396
4.623% due 07/19/2035 ^~		280	255

HomeBanc Mortgage Trust
2.756% due 10/25/2035 •		167	167

IndyMac Mortgage Loan Trust
2.966% due 04/25/2035 •		1,155	1,114

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •		72	70

Merrill Lynch Alternative Note Asset Trust
2.596% due 03/25/2037 •		15,470	6,533
2.686% due 03/25/2037 •		14,240	6,533

Merrill Lynch Mortgage Investors Trust
4.318% due 04/25/2035 ~		403	391

Merrill Lynch Mortgage-Backed Securities Trust
4.371% due 04/25/2037 ^~		234	232

Prime Mortgage Trust
2.886% due 02/25/2034 •		26	25

RBSSP Resecuritization Trust
2.970% due 06/27/2036 •		1,269	1,201

Residential Asset Securitization Trust
5.500% due 08/25/2034		456	465

Structured Adjustable Rate Mortgage Loan Trust
4.395% due 04/25/2035 ~		56	54

Structured Asset Mortgage Investments Trust
2.696% due 04/25/2036 •		86	81

Thornburg Mortgage Securities Trust
4.044% due 06/25/2047 ^•		2,379	2,198

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	1,400	1,824

WaMu Mortgage Pass-Through Certificates Trust
2.796% due 01/25/2045 •		$101	102
3.147% due 06/25/2047 •		2,094	1,982

Washington Mutual Mortgage Pass-Through Certificates Trust
3.797% due 02/25/2033 ~		1	1

Wells Fargo Mortgage-Backed Securities Trust
5.170% due 04/25/2036 ~		196	193
5.750% due 05/25/2036 ^		388	378

Total Non-Agency Mortgage-Backed Securities (Cost $36,901)			33,260

ASSET-BACKED SECURITIES 20.1%

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.866% due 02/25/2036 •		1,530	1,183

Bear Stearns Asset-Backed Securities Trust
2.596% due 02/25/2037 •		466	497

Citigroup Mortgage Loan Trust
2.646% due 12/25/2036 •		1,690	1,154
2.886% due 11/25/2046 •		1,176	1,152

Citigroup Mortgage Loan Trust, Inc.
2.746% due 03/25/2037 •		565	512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
2.626% due 05/25/2035 •	$750	$721
2.626% due 06/25/2035 •	2,350	2,132
2.626% due 06/25/2037 •	3,203	3,033
2.626% due 08/25/2037 ^•	823	775
2.626% due 06/25/2047 ^•	329	296
2.686% due 06/25/2047 ^•	1,117	988
2.716% due 05/25/2037 •	6,000	5,687
2.976% due 02/25/2036 •	6,000	5,987

Countrywide Asset-Backed Certificates Trust
3.286% due 08/25/2047 •	742	738

Countrywide Asset-Backed Certificates, Inc.
4.286% due 12/25/2033 •	80	80

First Franklin Mortgage Loan Trust
2.966% due 12/25/2035 •	221	222

GSAMP Trust
4.136% due 10/25/2034 •	178	173

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •	2,753	2,752

JPMorgan Mortgage Acquisition Trust
2.646% due 05/25/2036 •	77	77
2.746% due 06/25/2037 •	3,200	3,147

Long Beach Mortgage Loan Trust
2.636% due 05/25/2036 •	2,016	1,345
2.646% due 08/25/2036 •	2,126	1,125

MASTR Asset-Backed Securities Trust
2.726% due 08/25/2036 •	2,164	1,190
3.176% due 06/25/2035 •	435	437

Morgan Stanley ABS Capital, Inc. Trust
2.566% due 09/25/2036 •	82	46
2.616% due 10/25/2036 •	288	275
2.716% due 09/25/2036 •	5,407	3,129
4.286% due 03/25/2034 •	418	376

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •	4,693	4,694

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.636% due 07/25/2036 •	546	535

NovaStar Mortgage Funding Trust
2.656% due 11/25/2036 •	4,123	1,882

OHA Credit Partners Ltd.
3.771% due 10/20/2025	1,393	1,399

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •	5,000	5,002

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.476% due 09/25/2034 •	535	536

Popular ABS Mortgage Pass-Through Trust
2.736% due 06/25/2047 ^•	1,140	1,113

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Ø	5,977	3,236

Residential Asset Mortgage Products Trust
2.706% due 12/25/2035 •	2,035	1,782
2.826% due 03/25/2036 •	2,500	2,437
3.386% due 08/25/2034 •	635	637

Residential Asset Securities Corp. Trust
2.636% due 08/25/2036 •	411	373
2.726% due 11/25/2036 •	8,214	6,222
2.886% due 02/25/2036 •	1,000	959
2.906% due 10/25/2035 •	300	299

Securitized Asset-Backed Receivables LLC Trust
2.576% due 07/25/2036 •	4,052	1,877
2.736% due 05/25/2036 •	1,382	890
2.756% due 03/25/2036 •	405	376
3.446% due 01/25/2036 ^•	3,372	2,580

Seneca Park CLO Ltd.
3.893% due 07/17/2026 •	1,835	1,836

Soundview Home Loan Trust
2.596% due 02/25/2037 •	291	110
2.646% due 11/25/2036 •	203	201

Specialty Underwriting & Residential Finance Trust
3.461% due 08/25/2034 •	633	619
3.461% due 12/25/2035 •	820	819

SpringCastle America Funding LLC
3.050% due 04/25/2029	2,206	2,205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
2.616% due 07/25/2036 •		$2,634	$2,084

Structured Asset Securities Corp. Mortgage Loan Trust
2.716% due 05/25/2047 •		3,015	2,887

Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •		3,238	3,239

Symphony CLO Ltd.
3.817% due 10/15/2025 •		4,299	4,303

Telos CLO Ltd.
4.043% due 01/17/2027 •		3,000	2,999

WaMu Asset-Backed Certificates WaMu Trust
2.636% due 01/25/2037 •		1,091	900

Total Asset-Backed Securities (Cost $92,625)			98,260

SOVEREIGN ISSUES 4.8%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		2,500	1,453
5.875% due 01/11/2028		1,200	924
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,702	38
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		31,284	805

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (f)	BRL	8,936	2,695
6.000% due 05/15/2055 (f)		8,936	2,876

Israel Government International Bond
4.125% due 01/17/2048		$300	311

Japan Government International Bond
0.000% due 03/10/2028 (f)	JPY	1,055,891	9,942

Kommunalbanken A/S
4.500% due 07/18/2022	AUD	500	385

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,400	444
6.350% due 08/12/2028		5,550	1,812
8.200% due 08/12/2026		2,450	887

Saudi Government International Bond
4.000% due 04/17/2025		$600	616
5.000% due 04/17/2049		350	363

Total Sovereign Issues (Cost $25,579)			23,551

SHORT-TERM INSTRUMENTS 3.2%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		600	600

REPURCHASE AGREEMENTS (i) 1.9%
			9,417

ARGENTINA TREASURY BILLS 0.0%
46.243% due 04/12/2019 - 06/28/2019 (c)(d)	ARS	6,869	179

JAPAN TREASURY BILLS 1.2%
(0.150)% due 04/15/2019 (d)(e)	JPY	640,000	5,775

Total Short-Term Instruments (Cost $16,092)			15,971

Total Investments in Securities (Cost $561,198)			563,916

		SHARES
INVESTMENTS IN AFFILIATES 9.7%

SHORT-TERM INSTRUMENTS 9.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.7%

PIMCO Short Asset Portfolio		4,744,578	47,204

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	69

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	18,501	$183

Total Short-Term Instruments (Cost $47,676)		47,387

Total Investments in Affiliates (Cost $47,676)		47,387

Total Investments 124.9% (Cost $608,874)		$611,303

Financial Derivative Instruments (k)(m) 0.4% (Cost or Premiums, net $3,713)		2,117

Other Assets and Liabilities, net (25.3)%		(123,946)

Net Assets 100.0%		$489,474

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount			Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.500%	03/29/2019	04/01/2019	$		5,200	U.S. Treasury Notes 2.000% due 10/31/2022	$(5,309)	$5,200	$5,201
FICC	2.000	03/29/2019	04/01/2019			961	U.S. Treasury Notes 1.125% due 06/30/2021	(984)	961	961
MEI	1.710	03/07/2019	04/08/2019		CAD	4,351	Canada Government International Bond 2.750% due 12/01/2048	(3,424)	3,256	3,260

Total Repurchase Agreements								$(9,717)	$9,417	$9,422

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.250%	03/28/2019	04/15/2019	$(2,768)	$(2,768)
DEU	2.460	03/26/2019	04/09/2019	(6,544)	(6,547)
SGY	2.330	03/25/2019	04/25/2019	(11,179)	(11,184)
	2.350	03/29/2019	04/01/2019	(614)	(614)

Total Reverse Repurchase Agreements					$(21,113)

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	2.050%	03/29/2019	04/01/2019	$(5,181)	$(5,183)
TDM	2.680	03/29/2019	04/01/2019	(2,612)	(2,612)

Total Sale-Buyback Transactions					$(7,795)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.4)%
Fannie Mae, TBA	5.000%	04/01/2049	$	1,800	$(1,888)	$(1,903)

Sovereign Issues (0.7)%
Canadian Government Bond	2.750	12/01/2048	CAD	3,800	(3,243)	(3,416)

Total Short Sales (1.1)%					$(5,131)	$(5,319)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$5,201	$0	$0	$0	$5,201	$(5,309)	$(108)
BOS	0	(2,768)	0	0	(2,768)	2,753	(15)
DEU	0	(6,547)	0	0	(6,547)	6,525	(22)
FICC	961	0	0	0	961	(984)	(23)
MEI	3,260	0	0	0	3,260	(3,424)	(164)
SGY	0	(11,798)	0	0	(11,798)	11,827	29

Master Securities Forward Transaction Agreement
BCY	0	0	(5,183)	0	(5,183)	5,192	9
RBC	0	0	0	(3,416)	(3,416)	0	(3,416)
TDM	0	0	(2,612)	0	(2,612)	2,612	0

Total Borrowings and Other Financing Transactions	$9,422	$(21,113)	$(7,795)	$(3,416)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(614)	$(20,499)	$0	$0	$(21,113)

Total	$(614)	$(20,499)	$0	$0	$(21,113)

Sale-Buyback Transactions
U.S. Treasury Obligations	(7,795)	0	0	0	(7,795)

Total	$(7,795)	$0	$0	$0	$(7,795)

Total Borrowings	$(8,409)	$(20,499)	$0	$0	$(28,908)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(28,908)

(j)	Securities with an aggregate market value of $28,909 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(10,698) at a weighted average interest rate of 2.118%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $26 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	71

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.000	05/24/2019	360	$360	$3	$1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	110.500	05/24/2019	92	92	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	23	23	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	125	125	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	76	76	1	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.750	05/24/2019	267	534	2	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	635	1,270	5	1

Total Purchased Options					$13	$2

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2020	295	$	72,157	$557	$0	$(59)
Euro-Bobl June Futures	06/2019	120		17,922	154	5	(21)
Euro-Bund 10-Year Bond June Futures	06/2019	32		5,971	129	0	(9)
U.S. Treasury 2-Year Note June Futures	06/2019	891		189,867	(129)	0	(154)
U.S. Treasury 5-Year Note June Futures	06/2019	641		74,246	741	0	(145)
U.S. Treasury 10-Year Note June Futures	06/2019	542		67,327	981	0	(199)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	98		16,464	677	0	(37)
United Kingdom Long Gilt June Futures	06/2019	84		14,154	234	10	(7)

					$3,344	$15	$(631)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	474	$	(115,958)	$(391)	$89	$0
90-Day Eurodollar March Futures	03/2020	1,510		(368,761)	(2,961)	283	0
90-Day Eurodollar September Futures	09/2021	295		(72,179)	(616)	44	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	46		(65)	(19)	12	0
Mini MSCI EAFE Index June Futures	06/2019	65		(6,066)	(163)	0	(20)
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	46		(21)	11	1	(1)
U.S. Treasury 30-Year Bond June Futures	06/2019	351		(52,529)	(1,046)	102	(8)

					$(5,185)	$531	$(29)

Total Futures Contracts					$(1,841)	$546	$(660)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$5,978	$(100)	$(308)	$(408)	$0	$(22)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023	28,700	(144)	(422)	(566)	0	(34)

					$(244)	$(730)	$(974)	$0	$(56)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	56,700	$(7)	$(889)	$(896)	$2	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	3,900	(73)	358	285	0	(44)
Receive(4)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	49,800	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		53,700	799	(768)	31	8	0

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive(4)	3-Month USD-LIBOR	3.000%	Semi-Annual	11/25/2020	$		32,100	$(20)	$(187)	$(207)	$20	$0
Pay(4)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021			20,400	(9)	138	129	0	(14)
Receive(4)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021			17,700	0	15	15	19	0
Pay(4)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021			61,700	0	(108)	(108)	0	(78)
Receive(4)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022			155,300	46	(1,195)	(1,149)	74	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2023			10,300	443	(374)	69	20	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023			68,200	0	2,097	2,097	0	(142)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023			27,400	(290)	975	685	0	(58)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/14/2023			34,900	8	(1,379)	(1,371)	74	0
Pay(4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023			113,600	(894)	1,455	561	0	(95)
Receive(4)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024			40,200	0	(568)	(568)	87	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025			15,800	1	(676)	(675)	48	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025			12,900	0	(555)	(555)	31	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025			56,600	3,321	(2,564)	757	139	0
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026			46,300	364	(703)	(339)	15	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027			1,000	37	(52)	(15)	3	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028			20,500	957	(836)	121	55	0
Pay(4)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028			36,700	61	1,333	1,394	0	(20)
Receive(4)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029			46,600	(367)	(1,945)	(2,312)	118	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036			48,000	538	2,380	2,918	19	(90)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044			26,600	159	(2,138)	(1,979)	68	0
Receive	3-Month USD-LIBOR	3.070	Semi-Annual	09/26/2048			12,600	0	(1,222)	(1,222)	42	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048			6,100	(112)	(561)	(673)	21	0
Receive(4)	3-Month USD-LIBOR	3.007	Semi-Annual	05/30/2049			1,200	9	(110)	(101)	4	0
Receive(4)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049			6,200	(146)	(367)	(513)	21	0
Pay(4)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		EUR	17,300	(58)	1,046	988	0	(142)
Receive(4)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049			6,500	(123)	(704)	(827)	121	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019		GBP	141,700	(118)	1,179	1,061	6	0
Receive(4)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020			134,200	619	(898)	(279)	0	(14)
Pay	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029			4,300	32	111	143	0	(1)
Receive(4)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037			5,700	(131)	(222)	(353)	12	0
Receive(4)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037			7,500	(153)	(313)	(466)	16	0
Receive(4)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038			6,900	44	(424)	(380)	21	0
Receive	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038			7,400	(33)	(418)	(451)	22	0
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049			2,100	34	(131)	(97)	16	0
Pay(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022		JPY	17,260,000	532	670	1,202	61	0
Receive(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025			6,870,000	(191)	(823)	(1,014)	0	(50)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025			2,640,000	6	348	354	21	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025			5,890,000	428	737	1,165	49	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038			240,000	0	(180)	(180)	0	(13)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038			690,000	44	(444)	(400)	0	(38)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038			350,000	1	(253)	(252)	0	(19)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038			1,366,000	(137)	(752)	(889)	0	(76)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046			540,000	524	(525)	(1)	0	(61)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		EUR	1,150	(1)	(86)	(87)	3	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048			1,150	3	173	176	0	(9)
Pay	UKRPI	3.490	Maturity	09/15/2028		GBP	7,800	(1)	53	52	0	(17)
Pay	UKRPI	3.593	Maturity	11/15/2028			1,400	0	34	34	0	(3)
Pay	UKRPI	3.595	Maturity	11/15/2028			4,400	52	57	109	0	(9)
Pay	UKRPI	3.603	Maturity	11/15/2028			1,100	0	29	29	0	(2)

								$6,198	$(10,182)	$(3,984)	$1,236	$(995)

Total Swap Agreements								$5,954	$(10,912)	$(4,958)	$1,236	$(1,051)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$546	$1,285	$1,833	$0	$(660)	$(1,051)	$(1,711)

(l)

Securities with an aggregate market value of $7,376 and cash of $2,037 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	73

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $49 for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	5,111		$3,783	$6	$0

BOA	04/2019	DKK	2,005		306	5	0
	04/2019	JPY	39,600		359	1	0
	04/2019		$5,314	EUR	4,722	0	(18)
	05/2019	EUR	4,722		$5,328	17	0
	05/2019		$4,087	ZAR	55,238	0	(276)

BPS	04/2019	ARS	9,034		$230	21	0
	04/2019	JPY	762,200		7,046	169	(6)
	04/2019		$208	ARS	9,034	1	0
	04/2019		2,298	CNH	15,450	0	0
	05/2019	ARS	1,643		$35	0	(1)
	06/2019	TWD	149,281		4,857	5	0

BRC	04/2019	JPY	917,729		8,302	21	0
	06/2019	EUR	301	TRY	1,945	0	(12)

CBK	04/2019	AUD	1,003		$714	2	0
	04/2019	BRL	18,734		4,808	23	0
	04/2019	DKK	25		4	0	0
	04/2019	GBP	5,153		6,786	75	0
	04/2019	JPY	51,900		471	3	0
	04/2019	MXN	17		1	0	0
	04/2019		$4,847	BRL	18,734	0	(62)
	04/2019		289	EUR	255	0	(3)
	04/2019		612	GBP	460	0	(12)
	04/2019		11,315	JPY	1,248,129	0	(53)
	04/2019		278	MXN	5,382	0	(1)
	05/2019	BRL	18,734		$4,838	63	0
	05/2019	JPY	1,248,129		11,347	50	0
	05/2019		$1	MXN	17	0	0
	06/2019	EUR	203	TRY	1,311	0	(8)
	06/2019	TRY	3,951	EUR	610	22	0

FBF	04/2019		$117	CNH	819	5	0

GLM	04/2019	ARS	7,391		$171	0	0
	04/2019	CNY	1,261		181	0	(7)
	04/2019		$170	ARS	7,391	1	0
	05/2019	ARS	7,391		$161	0	(1)
	05/2019		$38	ARS	1,691	0	(1)
	06/2019	KRW	1,484,138		$1,324	17	0

HUS	04/2019	CAD	8,157		6,182	78	0
	04/2019	CNH	16,268		2,421	2	0
	04/2019	MXN	5,365		278	2	0
	04/2019		$25	ARS	1,135	0	0
	04/2019		188	CNY	1,261	0	0
	05/2019		88	ARS	3,830	0	(4)
	05/2019	ZAR	31,947		$2,250	45	0
	06/2019	CNY	1,261		188	0	0
	06/2019		$2,421	CNH	16,268	0	(1)
	11/2019		11,342		76,850	73	0
	01/2021	BRL	2,330		$359	0	(200)

JPM	04/2019		18,734		4,974	189	0

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	EUR	4,977		$5,681	$98	$0
	04/2019	JPY	116,700		1,052	2	(3)
	04/2019		$4,808	BRL	18,734	0	(23)
	05/2019		4,470	NOK	38,540	6	0

MSB	06/2019	EUR	106	TRY	688	0	(4)

MYI	04/2019	JPY	44,300		$401	0	0
	04/2019		$314	DKK	2,040	0	(7)
	05/2019	ZAR	22,865		$1,597	19	0

NGF	11/2019	CNH	44,808		6,403	0	(253)

RYL	04/2019	CAD	4,351		3,242	0	(14)

SCX	04/2019	JPY	44,300		401	2	0
	04/2019		$6,213	GBP	4,693	0	(101)
	05/2019	GBP	4,693		$6,222	101	0
	06/2019	HKD	3,310		423	1	0
	11/2019	CNH	32,042		4,577	0	(182)

SOG	04/2019		$583	TRY	3,179	0	(25)

SSB	04/2019		3,254	CAD	4,352	2	0

UAG	04/2019		6,075		8,156	28	0
	05/2019	CAD	8,156		$6,080	0	(28)

Total Forward Foreign Currency Contracts						$1,155	$(1,306)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	6,354	$27	$25

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	5,432	22	21

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	4,602	38	23

						$87	$69

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	47,100	$377	$535
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	48,100	282	383
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	15,500	623	80
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	3,700	180	43

							$1,462	$1,041

Total Purchased Options							$1,549	$1,110

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	3,128	$(52)	$(157)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	9,204	(40)	(22)

						$(92)	$(179)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	75

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	139,700	$(669)	$(1,198)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	85,600	(416)	(770)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	293,300	(1,378)	(2,646)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	112,200	(622)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	24,800	(376)	(555)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	25,400	(282)	(402)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	3,700	(114)	(17)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	3,700	(66)	(6)

							$(3,923)	$(5,612)

Total Written Options							$(4,015)	$(5,791)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	550	$102	$(39)	$63	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		300	55	(20)	35	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		300	57	(23)	34	0

								$214	$(82)	$132	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$	500	$1	$0	$1	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	35,400	$(3)	$(64)	$0	$(67)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	RALVEIIT Index	123,963	3.215% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/20/2019	$16,756	$0	$(42)	$0	$(42)
	Receive	RALVEIIT Index	1,450,779	3.202% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/09/2020	190,284	0	4,998	4,998	0
	Receive	RALVEIET Index	791,148	3.046% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/18/2020	108,388	0	(848)	0	(848)

SOG	Receive	RALVEIIT Index	3,38,164	3.132% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020	46,119	0	(177)	0	(177)
	Receive	RALVEIIT Index	920,745	3.12% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	121,765	0	2,830	2,830	0

								$0	$6,761	$7,828	$(1,067)

Total Swap Agreements								$212	$6,615	$7,961	$(1,134)

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$6	$0	$0	$6	$0	$0	$0	$0	$6	$0	$6
BOA	23	0	0	23	(294)	0	0	(294)	(271)	333	62
BPS	196	0	63	259	(7)	0	0	(7)	252	(290)	(38)
BRC	21	0	0	21	(12)	0	0	(12)	9	0	9
CBK	238	0	35	273	(139)	(157)	0	(296)	(23)	0	(23)
DUB	0	0	0	0	0	(1,198)	0	(1,198)	(1,198)	1,135	(63)
FBF	5	0	0	5	0	0	0	0	5	(10)	(5)
GLM	18	0	0	18	(9)	(770)	(67)	(846)	(828)	921	93
HUS	200	25	35	260	(205)	0	0	(205)	55	0	55
JPM	295	0	4,998	5,293	(26)	0	(42)	(68)	5,225	(4,675)	550
MEI	0	0	0	0	0	0	(848)	(848)	(848)	1,287	439
MSB	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
MYC	0	1,041	0	1,041	0	(3,644)	0	(3,644)	(2,603)	2,644	41
MYI	19	21	0	40	(7)	0	0	(7)	33	0	33
NGF	0	0	0	0	(253)	0	0	(253)	(253)	(1,440)	(1,693)
RYL	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
SCX	104	23	0	127	(283)	(22)	0	(305)	(178)	0	(178)
SOG	0	0	2,830	2,830	(25)	0	(177)	(202)	2,628	(2,300)	328
SSB	2	0	0	2	0	0	0	0	2	0	2
UAG	28	0	0	28	(28)	0	0	(28)	0	0	0

Total Over the Counter	$1,155	$1,110	$7,961	$10,226	$(1,306)	$(5,791)	$(1,134)	$(8,231)

(n)

Securities with an aggregate market value of $6,820 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	77

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	546	546
Swap Agreements	0	0	0	0	1,285	1,285

	$0	$0	$0	$0	$1,833	$1,833

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,155	$0	$1,155
Purchased Options	0	0	0	69	1,041	1,110
Swap Agreements	0	133	7,828	0	0	7,961

	$0	$133	$7,828	$1,224	$1,041	$10,226

	$0	$133	$7,828	$1,224	$2,874	$12,059

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$20	$0	$640	$660
Swap Agreements	0	56	0	0	995	1,051

	$0	$56	$20	$0	$1,635	$1,711

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,306	$0	$1,306
Written Options	0	0	0	179	5,612	5,791
Swap Agreements	0	0	1,067	0	67	1,134

	$0	$0	$1,067	$1,485	$5,679	$8,231

	$0	$56	$1,087	$1,485	$7,314	$9,942

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(96)	$(96)
Written Options	0	0	0	0	400	400
Futures	0	0	(82)	0	3,941	3,859
Swap Agreements	0	(97)	0	0	(3,005)	(3,102)

	$0	$(97)	$(82)	$0	$1,240	$1,061

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,771)	$0	$(2,771)
Purchased Options	0	0	0	(172)	(1,078)	(1,250)
Written Options	0	70	65	1,187	(1,509)	(187)
Swap Agreements	0	(97)	(14,163)	0	0	(14,260)

	$0	$(27)	$(14,098)	$(1,756)	$(2,587)	$(18,468)

	$0	$(124)	$(14,180)	$(1,756)	$(1,347)	$(17,407)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Futures	0	0	(163)	0	(1,605)	(1,768)
Swap Agreements	0	(731)	0	0	(6,005)	(6,736)

	$0	$(731)	$(163)	$0	$(7,621)	$(8,515)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,753	$0	$3,753
Purchased Options	0	0	0	8	3,094	3,102
Written Options	0	0	0	(43)	(2,094)	(2,137)
Swap Agreements	0	10	6,752	0	(142)	6,620

	$0	$10	$6,752	$3,718	$858	$11,338

	$0	$(721)	$6,589	$3,718	$(6,763)	$2,823

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,354	$0	$1,354
Corporate Bonds & Notes
Banking & Finance	0	59,895	0	59,895
Industrials	0	7,769	0	7,769
Utilities	0	8,245	0	8,245
Municipal Bonds & Notes
Illinois	0	325	0	325
Rhode Island	0	836	0	836
U.S. Government Agencies	0	106,099	0	106,099
U.S. Treasury Obligations	0	208,351	0	208,351
Non-Agency Mortgage-Backed Securities	0	33,260	0	33,260
Asset-Backed Securities	0	98,260	0	98,260
Sovereign Issues	0	23,551	0	23,551
Short-Term Instruments
Certificates of Deposit	0	600	0	600
Repurchase Agreements	0	9,417	0	9,417
Argentina Treasury Bills	0	179	0	179
Japan Treasury Bills	0	5,775	0	5,775

	$0	$563,916	$0	$563,916

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$47,387	$0	$0	$47,387

Total Investments	$47,387	$563,916	$0	$611,303

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(3,416)	$0	$(3,416)
U.S. Government Agencies	0	(1,903)	0	(1,903)

	$0	$(5,319)	$0	$(5,319)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	546	1,238	0	1,784
Over the counter	0	10,226	0	10,226

	$546	$11,464	$0	$12,010

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(660)	(1,051)	0	(1,711)
Over the counter	0	(8,231)	0	(8,231)

	$(660)	$(9,282)	$0	$(9,942)

Total Financial Derivative Instruments	$(114)	$2,182	$0	$2,068

Totals	$47,273	$560,779	$0	$608,052

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	79

Schedule of Investments PIMCO RAE PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,100	$1,098

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~		1,848	1,838

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~		2,700	2,696

Total Loan Participations and Assignments (Cost $5,634)			5,632

CORPORATE BONDS & NOTES 10.5%

BANKING & FINANCE 8.2%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,300	1,322

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)	EUR	1,400	1,731

Banco del Estado de Chile
4.125% due 10/07/2020		$4,000	4,058

Bank of America Corp.
2.650% due 04/01/2019		16,900	16,900
3.004% due 12/20/2023 •		2,483	2,478

Barclays Bank PLC
10.179% due 06/12/2021		2,200	2,492
14.000% due 06/15/2019 •(h)	GBP	1,075	1,435

Barclays PLC
4.063% (US0003M + 1.380%) due 05/16/2024 ~		$3,600	3,496
4.610% due 02/15/2023 •		3,100	3,170
6.500% due 09/15/2019 •(h)(i)	EUR	600	681
7.000% due 09/15/2019 •(h)(i)	GBP	1,100	1,441
8.000% due 12/15/2020 •(h)(i)	EUR	2,000	2,419

Blackstone CQP Holdco LP
6.500% due 03/20/2021		$3,000	3,000

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		3,700	3,708

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	200	233
6.625% due 06/29/2021 •(h)(i)		1,200	1,469
6.875% due 03/19/2020 (i)		3,000	3,585

Credit Suisse Group AG
7.500% due 07/17/2023 •(h)(i)		$1,700	1,750

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		1,100	1,151

Deutsche Bank AG
3.869% (US0003M + 1.230%) due 02/27/2023 ~		5,300	5,091
4.250% due 10/14/2021		6,200	6,234
5.000% due 02/14/2022		1,700	1,739

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,200	1,415

Ford Motor Credit Co. LLC
3.528% due 08/12/2019 •		$7,300	7,297
3.532% (US0003M + 0.930%) due 09/24/2020 ~		3,000	2,988
3.797% (US0003M + 1.000%) due 01/09/2020 ~		1,800	1,800

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		2,600	2,625

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		1,600	1,600
3.400% due 03/08/2021		700	707
3.683% (US0003M + 1.000%) due 05/18/2024 ~		600	595
4.292% due 09/12/2026 •		1,500	1,549
4.300% due 03/08/2026		500	520
4.750% due 07/04/2029 •(h)(i)	EUR	1,300	1,431

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 09/28/2026 •(h)(i)	GBP	1,400	$1,840
6.250% due 03/23/2023 •(h)(i)		$1,800	1,799

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		3,600	3,597
3.662% (US0003M + 0.890%) due 07/23/2024 ~		3,100	3,094
3.797% due 07/23/2024 •		1,300	1,336
6.221% (US0003M + 3.470%) due 04/30/2019 ~(h)		1,900	1,912

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		2,400	2,401
7.000% due 06/27/2019 •(h)(i)	GBP	1,000	1,305
7.500% due 09/27/2025 •(h)(i)		$1,600	1,625
7.625% due 06/27/2023 •(h)(i)	GBP	780	1,076

Morgan Stanley
4.179% (US0003M + 1.400%) due 10/24/2023 ~		$200	203

Nationwide Building Society
4.363% due 08/01/2024 •		1,500	1,525
6.875% due 06/20/2019 •(h)(i)	GBP	200	262

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		$1,400	1,367
3.447% (US0003M + 0.650%) due 07/13/2022 ~		2,400	2,360

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		2,000	1,975
4.519% due 06/25/2024 •		1,200	1,228
5.076% due 01/27/2030 •		1,700	1,792
7.500% due 08/10/2020 •(h)(i)		200	204

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,500	2,577

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	690	906

UBS AG
5.125% due 05/15/2024 (i)		$3,000	3,068
7.625% due 08/17/2022 (i)		3,350	3,687

UniCredit SpA
7.830% due 12/04/2023		5,600	6,241

Wells Fargo & Co.
3.000% due 04/22/2026		1,000	979

			140,469

INDUSTRIALS 1.1%

Allergan Finance LLC
3.250% due 10/01/2022		300	300

Allergan Funding SCS
3.450% due 03/15/2022		1,800	1,817

Allergan Sales LLC
5.000% due 12/15/2021		1,000	1,041

BAT Capital Corp.
2.764% due 08/15/2022		900	886
3.564% (US0003M + 0.880%) due 08/15/2022 ~		1,600	1,595

Charter Communications Operating LLC
4.464% due 07/23/2022		700	725
4.908% due 07/23/2025		1,500	1,583

Daimler Finance North America LLC
3.400% due 02/22/2022		2,700	2,727

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		1,300	1,302

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~		2,700	2,687

General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~		750	749

Kraft Heinz Foods Co.
3.500% due 07/15/2022		200	202

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		1,800	1,801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SASOL Financing USA LLC
5.875% due 03/27/2024	$1,000	$1,062

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	960	956

		19,433

UTILITIES 1.2%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	5,900	5,926
3.737% (US0003M + 0.950%) due 07/15/2021 ~	4,100	4,150
3.777% (US0003M + 1.180%) due 06/12/2024 ~	3,900	3,871

Petrobras Global Finance BV
5.999% due 01/27/2028	2,101	2,131

Southern Power Co.
3.183% (US0003M + 0.550%) due 12/20/2020 ~	2,500	2,490

Verizon Communications, Inc.
3.784% (US0003M + 1.100%) due 05/15/2025 ~	1,700	1,702

		20,270

Total Corporate Bonds & Notes (Cost $179,020)		180,172

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.1%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,100	1,685

COLORADO 0.5%

Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037	5,500	7,701

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	550	614
7.750% due 01/01/2042	153	165

		779

Total Municipal Bonds & Notes (Cost $9,738)		10,165

U.S. GOVERNMENT AGENCIES 20.8%

Fannie Mae
2.310% due 08/01/2022	200	199
2.570% due 12/25/2036 •	60	60
2.836% due 03/25/2037 - 07/25/2037 •	35	35
2.840% due 09/25/2042 •	239	238
2.866% due 07/25/2037 •	41	41
2.886% due 09/25/2035 •	92	92
2.920% due 06/01/2022	2,314	2,343
3.116% due 05/25/2040 •	69	70
3.155% due 05/01/2022	1,641	1,662
3.206% due 06/25/2037 •	43	44
3.216% due 06/25/2040 •	488	495
3.236% due 11/25/2039 - 01/25/2040 •	107	109
3.306% due 12/25/2039 •	29	29
3.386% due 07/25/2039 •	15	16
3.500% due 07/01/2045 - 09/01/2048	45,703	46,441
3.532% due 06/01/2043 - 07/01/2044 •	124	125
3.917% due 05/01/2035 •	5	5
4.000% due 05/01/2019 - 11/01/2028	2,341	2,415
4.035% due 10/01/2034 •	8	8
4.050% due 03/01/2035 •	2	2

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.120% due 11/01/2034 •	$2	$2
4.126% due 11/01/2035 •	27	28
4.188% due 10/01/2035 •	24	25
4.243% due 06/01/2035 •	185	196
4.269% due 09/01/2035 •	73	76
4.324% due 07/01/2035 •	67	70
4.327% due 07/01/2035 •	61	64
4.393% due 05/25/2035	14	15
4.405% due 06/01/2035 •	105	110
4.413% due 08/01/2035 •	142	149
4.415% due 07/01/2034 •	120	126
4.455% due 08/01/2035 •	43	46
4.487% due 09/01/2035 •	10	10
4.500% due 04/01/2019 - 06/01/2042	4,244	4,443
4.552% due 05/01/2036 •	48	51
4.582% due 07/01/2036 •	55	58
4.610% due 09/01/2036 •	40	42
4.625% due 01/01/2035 •	62	65
4.666% due 12/01/2033 •	73	76
4.710% due 08/01/2036 •	50	53
4.824% due 12/01/2033 •	16	17
5.000% due 06/01/2023 - 05/01/2041	3,632	3,902
5.500% due 10/01/2021 - 12/01/2039	1,864	2,035
6.000% due 05/01/2035 - 05/01/2041	490	537
6.500% due 09/01/2034	5	5

Fannie Mae, TBA
3.500% due 04/01/2049 - 05/01/2049	89,500	90,707
4.000% due 04/01/2034 - 05/01/2049	165,900	170,559
4.500% due 04/01/2034	1,000	1,017

Freddie Mac
2.616% due 08/25/2031 •	51	51
2.814% due 02/15/2037 •	4	4
3.034% due 07/15/2041 •	474	477
3.054% due 06/15/2041 •	503	507
3.154% due 08/15/2037 •	128	130
3.184% due 08/15/2037 •	156	159
3.339% due 01/15/2038 •	79	81
3.364% due 02/25/2045 •	21	21
4.500% due 01/15/2041 - 04/01/2041	321	343
5.000% due 03/01/2038	2,369	2,554
5.500% due 06/01/2027 - 05/01/2040	1,148	1,254
6.000% due 02/01/2034 - 10/01/2039	1,386	1,523

Ginnie Mae
3.500% due 01/15/2042 - 07/15/2045	12,481	12,773
5.000% due 06/15/2034 - 06/15/2041	2,597	2,782
6.000% due 05/15/2037 - 07/15/2037	89	97

Ginnie Mae, TBA
5.000% due 05/01/2049	6,200	6,472

NCUA Guaranteed Notes
2.931% due 10/07/2020 •	90	90

Small Business Administration
5.290% due 12/01/2027	91	94
5.600% due 09/01/2028	782	838

Total U.S. Government Agencies (Cost $356,370)		359,163

U.S. TREASURY OBLIGATIONS 33.1%

U.S. Treasury Bonds
2.750% due 08/15/2047	700	692
3.000% due 08/15/2048	600	623
3.000% due 02/15/2049 (k)	21,700	22,532
4.375% due 05/15/2040 (o)	12,100	15,428
4.625% due 02/15/2040 (o)	8,700	11,447

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2021 (m)	7,221	7,167
0.125% due 01/15/2022 (m)	15,013	14,899

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 04/15/2022 (m)	$31,670	$31,354
0.125% due 07/15/2022 (m)	45,532	45,314
0.125% due 01/15/2023 (m)	21,373	21,141
0.125% due 07/15/2024 (m)	21,836	21,578
0.250% due 01/15/2025	425	421
0.375% due 01/15/2027 (o)	9,795	9,715
0.375% due 07/15/2027	412	409
0.500% due 01/15/2028	816	815
0.750% due 07/15/2028 (o)	93,553	95,726
0.875% due 01/15/2029	18,042	18,640
1.000% due 02/15/2048	18,576	19,018
1.750% due 01/15/2028	360	398

U.S. Treasury Notes
2.000% due 07/31/2022 (m)(o)	21,900	21,747
2.000% due 11/15/2026 (o)	8,600	8,398
2.375% due 08/15/2024 (o)	18,300	18,404
2.625% due 02/15/2029 (k)	173,300	176,695
2.750% due 02/15/2024 (o)	9,000	9,213

Total U.S. Treasury Obligations (Cost $561,837)		571,774

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.6%

American Home Mortgage Investment Trust
4.685% due 02/25/2045 •	36	37

APS Resecuritization Trust
2.632% due 08/28/2054 ~	12,849	12,183

Banc of America Funding Trust
2.678% due 10/20/2046 ^•	225	208
2.768% due 06/20/2047 •	510	440
5.912% due 10/25/2036 ^Ø	4,566	4,328

Bear Stearns Adjustable Rate Mortgage Trust
4.743% due 01/25/2034 ~	383	389

Bear Stearns ALT-A Trust
2.646% due 02/25/2034 •	203	204
2.926% due 07/25/2035 •	438	439
4.262% due 09/25/2035 ^~	47	39

Bear Stearns Structured Products, Inc. Trust
4.335% due 01/26/2036 ^~	193	175

BellaVista Mortgage Trust
3.091% due 01/22/2045 •	1,815	1,765

Chase Mortgage Finance Trust
4.255% due 02/25/2037 ~	724	732

ChaseFlex Trust
2.786% due 07/25/2037 •	709	645

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.736% due 01/25/2036 •	539	522
2.736% due 06/25/2036 •	553	559
2.786% due 08/25/2035 •	1,851	1,848

Citigroup Mortgage Loan Trust
4.490% due 05/25/2035 •	55	55
4.820% due 10/25/2035 •	24	25

Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034	1,350	1,396

Countrywide Alternative Loan Trust
2.646% due 12/25/2046 ^•	326	326
2.666% due 05/25/2047 •	209	204
2.676% due 09/25/2046 ^•	956	887
2.766% due 02/25/2037 •	1,076	986
2.986% due 05/25/2035 ^•	6,209	5,401
3.239% due 05/25/2036 ~	666	536
3.957% due 08/25/2035 •	2,612	2,553
6.000% due 06/25/2047 ^	5,303	4,346

Countrywide Home Loan Mortgage Pass-Through Trust
3.286% due 09/25/2034 •	121	112
4.592% due 02/20/2036 ^•	28	25

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.816% due 02/25/2036 •	2,424	2,239

First Horizon Alternative Mortgage Securities Trust
3.929% due 08/25/2035 ^~	280	252

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~	86	71

GreenPoint Mortgage Funding Trust Pass-Through Certificates
5.164% due 10/25/2033 ~	69	69

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
4.466% due 11/25/2035 ~		$72	$73
4.521% due 09/25/2035 ~		153	156
6.000% due 05/25/2037 ^		496	455

HarborView Mortgage Loan Trust
2.982% due 01/19/2036 •		612	487
3.022% due 03/19/2035 •		2,340	2,276

IndyMac Mortgage Loan Trust
2.686% due 11/25/2046 •		16,859	15,446
3.949% due 01/25/2036 ^~		176	160

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		16	12

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •		311	303

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •		142	137

Residential Accredit Loans, Inc. Trust
2.671% due 08/25/2036 •		1,549	1,418
4.832% due 12/25/2035 ^~		543	493

Residential Asset Securitization Trust
6.000% due 09/25/2036		1,044	603
6.000% due 05/25/2037 ^		517	445
6.250% due 07/25/2036 ^		569	568

Sequoia Mortgage Trust
2.688% due 07/20/2036 •		452	436
2.698% due 06/20/2036 •		468	450

Structured Adjustable Rate Mortgage Loan Trust
2.806% due 10/25/2035 •		3,102	2,961
3.797% due 01/25/2035 ^•		172	165
4.095% due 01/25/2035 ~		170	169
4.291% due 08/25/2035 ~		118	118
4.567% due 09/25/2035 ~		137	133
4.578% due 08/25/2034 ~		192	193

Structured Asset Mortgage Investments Trust
2.732% due 07/19/2035 •		69	68
2.766% due 02/25/2036 ^•		108	102
3.412% due 05/25/2047 ^~		3,871	3,513

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	4,900	6,384

Wachovia Mortgage Loan Trust LLC
4.692% due 05/20/2036 ^~		$225	221

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 02/27/2034 •		83	82
2.556% due 12/25/2046 •		525	521
2.625% due 08/25/2046 •		7,095	6,961
2.625% due 10/25/2046 •		116	112
2.756% due 12/25/2045 •		5,809	5,781
2.776% due 10/25/2045 •		35	34
3.126% due 01/25/2045 •		199	206
3.387% due 06/25/2046 •		6,803	6,611
3.397% due 02/25/2046 •		531	531
3.454% due 01/25/2037 ^~		981	903
3.597% due 11/25/2042 •		40	38
3.628% due 06/25/2037 ^~		2,748	2,614
3.703% due 12/25/2036 ^~		305	290

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036		2,375	2,106

Wells Fargo Alternative Loan Trust
4.588% due 07/25/2037 ^~		4,402	4,118

Wells Fargo Mortgage-Backed Securities Trust
4.704% due 07/25/2036 ^~		1,575	1,586
4.954% due 03/25/2036 ~		120	123

Total Non-Agency Mortgage-Backed Securities (Cost $101,095)			114,558

ASSET-BACKED SECURITIES 9.1%

ACE Securities Corp. Home Equity Loan Trust
3.101% due 12/25/2035 •		4,500	4,219

Allegro CLO Ltd.
3.971% due 01/30/2026 •		611	611

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.306% due 02/25/2034 •		1,310	1,272

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	81

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
2.706% due 01/25/2037 •	$3,702	$2,441
3.536% due 03/25/2034 ^•	3,659	3,410

Asset-Backed Securities Corp. Home Equity Loan Trust
2.776% due 03/25/2036 •	11,443	9,686
3.446% due 07/25/2035 •	500	500

Bear Stearns Asset-Backed Securities Trust
2.646% due 08/25/2036 •	1,834	2,191
2.756% due 06/25/2036 •	4,800	4,786
3.166% due 10/25/2035 •	2,505	2,469

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •	4,027	4,073

Citigroup Mortgage Loan Trust
2.646% due 09/25/2036 •	4,282	3,173

Citigroup Mortgage Loan Trust, Inc.
3.386% due 09/25/2035 ^•	3,987	3,963

Countrywide Asset-Backed Certificates
2.636% due 01/25/2037 •	1,830	1,829
2.686% due 06/25/2037 ^•	3,474	3,153
2.736% due 01/25/2046 ^•	8,216	7,819
2.736% due 06/25/2047 •	2,200	2,066
2.746% due 12/25/2036 ^•	7,400	7,174
4.672% due 10/25/2046 ^~	1,477	1,448

Credit Suisse Mortgage Capital Asset-Backed Trust
3.086% due 09/25/2037 •	3,976	3,899

Credit-Based Asset Servicing & Securitization Trust
2.546% due 11/25/2036 •	27	17

CWABS Revolving Home Equity Loan Trust
2.704% due 12/15/2029 •	155	155

Exeter Automobile Receivables Trust
3.200% due 04/15/2022	11,933	11,953

Figueroa CLO Ltd.
3.483% due 06/20/2027 •	2,800	2,784

Fremont Home Loan Trust
2.546% due 01/25/2037 •	14	7

GLS Auto Receivables Issuer Trust
3.370% due 01/17/2023	4,994	5,001

GSAMP Trust
2.716% due 01/25/2037 •	4,200	3,605
2.726% due 12/25/2035 •	1,542	1,541

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •	787	786

Home Equity Asset Trust
4.086% due 12/25/2034 •	985	980

Long Beach Mortgage Loan Trust
3.046% due 10/25/2034 •	17	17

Morgan Stanley ABS Capital, Inc. Trust
2.616% due 01/25/2037 •	4,163	2,104
2.736% due 03/25/2037 •	3,500	1,839
3.416% due 11/25/2034 •	640	637

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^Ø	957	528

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •	1,020	1,020

Navient Private Education Loan Trust
2.884% due 12/16/2058 •	565	566

NovaStar Mortgage Funding Trust
2.616% due 03/25/2037 •	5,930	4,456

OHA Credit Partners Ltd.
3.771% due 10/20/2025	287	288

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •	1,100	1,101

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •	26	26

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
2.646% due 02/25/2037 •		$1,038	$1,034

Residential Asset Securities Corp. Trust
2.906% due 10/25/2035 •		1,000	998

Securitized Asset-Backed Receivables LLC Trust
2.736% due 05/25/2036 •		11,057	7,118

SG Mortgage Securities Trust
2.666% due 02/25/2036 •		11,401	7,342

SLM Private Education Loan Trust
5.734% due 05/16/2044 •		42	42

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	210	236

Soundview Home Loan Trust
2.656% due 03/25/2037 •		$437	436

Specialty Underwriting & Residential Finance Trust
2.786% due 12/25/2036 •		2,449	2,405

Structured Asset Investment Loan Trust
3.206% due 06/25/2035 •		20,000	19,989

Structured Asset Securities Corp. Mortgage Loan Trust
2.646% due 03/25/2036 •		2,881	2,726
2.696% due 02/25/2037 •		4,090	4,052
2.806% due 05/25/2037 •		534	533

Total Asset-Backed Securities (Cost $140,420)			156,504

SOVEREIGN ISSUES 5.0%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		6,950	4,040
5.875% due 01/11/2028		3,400	2,619
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	4,607	103
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		82,636	2,126

Brazil Government International Bond
5.625% due 02/21/2047		$3,300	3,286

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (g)	BRL	22,022	6,641
6.000% due 05/15/2055 (g)		16,915	5,443

Export-Import Bank of Korea
4.000% due 01/29/2021		$4,700	4,801

Israel Government International Bond
4.125% due 01/17/2048		800	830

Japan Government International Bond
0.000% due 03/10/2028 (g)	JPY	4,153,169	39,103

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,100	1,618
6.350% due 08/12/2028		19,000	6,203
8.200% due 08/12/2026		8,400	3,041

Qatar Government International Bond
5.250% due 01/20/2020		$3,600	3,668

Saudi Government International Bond
4.000% due 04/17/2025		1,700	1,744
5.000% due 04/17/2049		850	882

Total Sovereign Issues (Cost $90,643)			86,148

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(c)		80,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.2%

CERTIFICATES OF DEPOSIT 0.7%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$7,900	$7,914

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		4,000	4,001

			11,915

REPURCHASE AGREEMENTS (j) 2.0%
			35,166

ARGENTINA TREASURY BILLS 0.0%
46.334% due 04/12/2019 - 06/28/2019 (d)(e)	ARS	15,086	394

JAPAN TREASURY BILLS 3.5%
(0.150)% due 04/15/2019 (e)(f)	JPY	6,660,000	60,096

Total Short-Term Instruments (Cost $108,794)			107,571

Total Investments in Securities (Cost $1,553,551)			1,591,687

		SHARES
INVESTMENTS IN AFFILIATES 34.2%

SHORT-TERM INSTRUMENTS 34.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 34.2%

PIMCO Short Asset Portfolio		27,225,217	270,864

PIMCO Short-Term Floating NAV Portfolio III		32,383,255	320,238

Total Short-Term Instruments (Cost $592,550)			591,102

Total Investments in Affiliates (Cost $592,550)			591,102

Total Investments 126.4% (Cost $2,146,101)			$2,182,789

Financial Derivative Instruments (l)(n) (3.2)% (Cost or Premiums, net $9,559)			(55,654)

Other Assets and Liabilities, net (23.2)%			(400,471)

Net Assets 100.0%			$1,726,664

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount			Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.500%	03/29/2019	04/01/2019	$		21,800	U.S. Treasury Notes 2.000% due 10/31/2022	$(22,256)	$21,800	$21,805
FICC	2.000	03/29/2019	04/01/2019			1,799	U.S. Treasury Notes 1.125% due 06/30/2021	(1,836)	1,799	1,799
MEI	1.710	03/07/2019	04/08/2019		CAD	15,458	Canada Government International Bond 2.750% due 12/01/2048	(12,166)	11,567	11,580

Total Repurchase Agreements								$(36,258)	$35,166	$35,184

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	2.050%	03/29/2019	04/01/2019	$(21,762)	$(21,766)
	2.500	03/29/2019	04/01/2019	(102,117)	(102,138)

Total Sale-Buyback Transactions					$(123,904)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.4)%
Fannie Mae, TBA	5.000%	04/01/2049	$ 6,200	$(6,500)	$(6,556)

Sovereign Issues (0.7)%
Canadian Government Bond	2.750	12/01/2048	CAD 13,500	(11,520)	(12,136)

Total Short Sales (1.1)%				$(18,020)	$(18,692)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$21,805	$0	$0	$0	$21,805	$(22,256)	$(451)
FICC	1,799	0	0	0	1,799	(1,836)	(37)
MEI	11,580	0	0	0	11,580	(11,588)	(8)

Master Securities Forward Transaction Agreement
BCY	0	0	(123,904)	0	(123,904)	123,765	(139)
RBC	0	0	0	(12,136)	(12,136)	0	(12,136)

Total Borrowings and Other Financing Transactions	$35,184	$0	$(123,904)	$(12,136)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	83

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(123,904)	$0	$0	$0	$(123,904)

Total Borrowings	$(123,904)	$0	$0	$0	$(123,904)

Payable for sale-buyback financing transactions					$(123,904)

(k)	Securities with an aggregate market value of $123,765 and cash of $578 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(10,711) at a weighted average interest rate of 1.215%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $93 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.000	05/24/2019	810	$810	$7	$1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	110.500	05/24/2019	231	231	2	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	1,370	1,370	12	1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	354	354	3	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	1,439	1,439	12	2
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.750	05/24/2019	2,665	5,330	22	3

Total Purchased Options					$58	$7

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	09/2020	900	$220,140	$1,531	$0	$(180)
Euro-Bobl June Futures	06/2019	455	67,954	580	20	(82)
Euro-Bund 10-Year Bond June Futures	06/2019	166	30,974	110	0	(46)
U.S. Treasury 2-Year Note June Futures	06/2019	2,602	554,470	(362)	0	(431)
U.S. Treasury 5-Year Note June Futures	06/2019	3,602	417,213	3,893	0	(816)
U.S. Treasury 10-Year Note June Futures	06/2019	3,229	401,102	4,525	0	(1,129)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	458	76,944	2,526	0	(172)
United Kingdom Long Gilt June Futures	06/2019	134	22,579	373	16	(10)

				$13,176	$36	$(2,866)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	1,738	$(425,180)	$(1,436)	$326	$0
90-Day Eurodollar March Futures	03/2020	5,397	(1,318,015)	(9,618)	1,012	0
90-Day Eurodollar September Futures	09/2021	900	(220,208)	(1,779)	135	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	163	(229)	(66)	44	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	163	(75)	40	2	(4)
U.S. Treasury 30-Year Bond June Futures	06/2019	1,368	(204,730)	(3,775)	372	(35)

				$(16,634)	$1,891	$(39)

Total Futures Contracts				$(3,458)	$1,927	$(2,905)

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Reference Entity									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2022	1.840%	$900	$166	$(66)	$100	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Index/Tranches								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$588	$38	$4	$42	$1	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	490	18	16	34	2	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	2,100	127	16	143	9	0

					$183	$36	$219	$12	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	120,300	$(15)	$(1,886)	$(1,901)	$5	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	14,500	(277)	1,338	1,061	0	(164)
Receive(5)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	167,300	0	0	0	0	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		37,600	(217)	(25)	(242)	24	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2020		138,900	4,795	(5,146)	(351)	0	(121)
Receive (5)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		60,300	(206)	(175)	(381)	41	0
Receive(5)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		59,700	0	50	50	63	0
Pay(5)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		207,600	0	(363)	(363)	0	(263)
Receive(5)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		464,000	(15)	(3,419)	(3,434)	221	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		45,400	1,708	(1,407)	301	88	0
Receive	3-Month USD-LIBOR	2.980	Semi-Annual	09/26/2023		194,600	180	(5,903)	(5,723)	405	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		283,700	0	8,722	8,722	0	(591)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		64,400	(682)	2,292	1,610	0	(136)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		140,000	(181)	872	691	0	(117)
Receive(5)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		135,200	0	(1,911)	(1,911)	292	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		38,400	6	(1,645)	(1,639)	97	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		50,000	0	(2,151)	(2,151)	119	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		192,000	11,935	(9,376)	2,559	474	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,000	(142)	144	2	5	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		98,900	(84)	(639)	(723)	33	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		125,820	(2,982)	7,768	4,786	339	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		9,900	554	63	617	24	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		32,400	(546)	23	(523)	91	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,400	819	(751)	68	31	0
Pay(5)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028		120,100	0	4,561	4,561	0	(65)
Receive(5)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		107,300	(1,496)	(3,828)	(5,324)	272	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		178,800	2,384	8,490	10,874	90	(311)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		97,200	581	(7,814)	(7,233)	247	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		42,100	0	(4,175)	(4,175)	142	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		9,000	0	(993)	(993)	31	0
Receive(5)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		5,400	0	(454)	(454)	18	0
Receive(5)	3-Month USD-LIBOR	3.007	Semi-Annual	05/30/2049		5,100	0	(430)	(430)	17	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		29,100	(687)	(1,722)	(2,409)	99	0
Pay(5)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037	EUR	40,700	0	2,324	2,324	0	(334)
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		18,300	(286)	(2,042)	(2,328)	341	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	414,900	902	2,205	3,107	17	0
Receive(5)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		414,900	29	(891)	(862)	0	(42)
Receive (5)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024		50,500	136	(660)	(524)	7	0
Pay(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		40,100	293	1,040	1,333	0	(5)
Receive(5)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		6,900	2	(429)	(427)	15	0
Receive(5)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		29,300	0	(1,822)	(1,822)	62	0
Receive(5)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		25,700	162	(1,577)	(1,415)	77	0
Receive(5)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		21,000	0	(1,279)	(1,279)	63	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		6,300	101	(391)	(290)	49	0
Pay(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	47,590,000	1,368	1,945	3,313	169	0
Receive(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		18,930,000	(403)	(2,392)	(2,795)	0	(139)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		8,070,000	18	1,065	1,083	63	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		23,990,000	2,411	2,335	4,746	199	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	85

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.800%	Semi-Annual	10/22/2038	JPY	690,000	$0	$(519)	$(519)	$0	$(38)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		2,060,000	132	(1,326)	(1,194)	0	(113)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		520,000	0	(375)	(375)	0	(29)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		7,493,000	(165)	(4,709)	(4,874)	0	(419)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,540,000	594	(597)	(3)	0	(175)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,200	(4)	(239)	(243)	9	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,200	9	480	489	0	(24)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	24,100	(3)	163	160	0	(53)
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	0	105	105	0	(9)
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	178	193	371	0	(30)
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	0	114	114	0	(9)

							$20,906	$(27,169)	$(6,263)	$4,339	$(3,187)

Total Swap Agreements							$21,255	$(27,199)	$(5,944)	$4,351	$(3,187)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$7	$1,927	$4,622	$6,556	$0	$(2,905)	$(3,187)	$(6,092)

(m)

Securities with an aggregate market value of $28,934 and cash of $3,340 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $271 for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	20,566		$15,222	$25	$0

BOA	04/2019	JPY	234,400		2,122	7	0
	04/2019		$14,818	EUR	13,166	0	(49)
	05/2019	EUR	13,166		$14,856	49	0
	05/2019		$14,244	ZAR	192,493	0	(962)

BPS	04/2019	ARS	22,898		$582	54	0
	04/2019	JPY	7,019,700		65,147	1,757	(15)
	04/2019		$527	ARS	22,898	1	0
	04/2019		8,833	CNH	59,376	0	(1)
	05/2019	ARS	4,181		$90	0	(2)
	06/2019	TWD	597,980		19,455	21	0

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2019		$924	INR	66,692	$27	$0

BRC	04/2019	JPY	2,705,385		$24,472	62	0

CBK	04/2019	AUD	1,626		1,158	3	0
	04/2019	BRL	38,671		9,924	47	0
	04/2019	GBP	21,564		28,401	315	0
	04/2019	JPY	279,700		2,541	17	0
	04/2019	MXN	251		13	0	0
	04/2019		$7	ARS	304	0	0
	04/2019		10,005	BRL	38,671	0	(129)
	04/2019		42,176	JPY	4,652,285	0	(199)
	05/2019	BRL	38,671		$9,987	130	0
	05/2019	JPY	4,652,285		42,294	187	0
	05/2019		$1,005	EUR	886	0	(8)
	05/2019		13	MXN	251	0	0
	06/2019	EUR	1,924	TRY	12,437	0	(73)
	06/2019	TRY	15,086	EUR	2,329	84	0

FBF	04/2019	CNH	1,156		$165	0	(7)

GLM	04/2019	ARS	19,900		459	0	0
	04/2019		$458	ARS	19,900	2	(1)
	05/2019	ARS	18,808		$410	0	(3)
	05/2019		$123	ARS	5,443	0	(3)
	06/2019	KRW	5,154,332		$4,598	58	0

HUS	04/2019	ARS	1,183		28	1	0
	04/2019	CAD	29,879		22,644	285	0
	04/2019	CNH	58,220		8,665	5	0
	04/2019		$85	ARS	3,817	1	0
	04/2019		13	MXN	251	0	0
	05/2019		206	ARS	8,914	0	(11)
	05/2019		7,177	EUR	6,290	0	(96)
	06/2019		8,663	CNH	58,220	0	(5)
	11/2019		39,305		266,311	253	0
	01/2021	BRL	3,320		$512	0	(285)

JPM	04/2019		38,671		10,267	390	0
	04/2019	EUR	13,166		15,029	260	0
	04/2019	JPY	1,073,100		9,656	12	(38)
	04/2019		$9,924	BRL	38,671	0	(47)
	05/2019	EUR	19,155		$21,765	200	0
	05/2019		$18,171	NOK	156,670	24	0
	11/2019	CNH	155,240		$22,193	0	(867)

MSB	05/2019		$90	ARS	3,815	0	(6)
	06/2019	EUR	405	TRY	2,623	0	(15)

MYI	04/2019	JPY	343,300		$3,104	0	0
	05/2019	ZAR	79,496		5,551	66	0

RYL	04/2019	CAD	15,456		11,516	0	(50)

SCX	04/2019	JPY	343,300		3,109	12	0
	04/2019		$28,548	GBP	21,564	0	(462)
	05/2019	GBP	21,564		$28,592	462	0
	06/2019	HKD	4,016		514	1	0
	11/2019	CNH	111,071		15,866	0	(633)

SOG	04/2019		$2,281	TRY	12,430	0	(98)
	05/2019	RUB	7,837		$118	0	(1)

SSB	04/2019		$11,447	CAD	15,308	8	0
	05/2019	ZAR	111,498		$7,848	154	0

UAG	04/2019		$22,366	CAD	30,027	104	0
	05/2019	CAD	30,027		$22,383	0	(104)

Total Forward Foreign Currency Contracts						$5,084	$(4,170)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	87

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	24,266	$104	$94

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	20,746	83	81

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	17,688	146	90

						$333	$265

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	179,700	$1,438	$2,042
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	185,100	1,086	1,476
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	42,000	1,688	215
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	12,600	613	145

							$4,825	$3,878

Total Purchased Options							$5,158	$4,143

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	11,945	$(199)	$(600)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	35,376	(153)	(82)

						$(352)	$(682)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	396,100	$(1,896)	$(3,398)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	242,900	(1,180)	(2,184)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	832,700	(3,914)	(7,513)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	304,900	(1,689)	(47)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	94,900	(1,438)	(2,125)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	97,700	(1,086)	(1,545)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	12,600	(387)	(58)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	12,600	(226)	(21)

							$(11,816)	$(16,891)

Total Written Options							$(12,168)	$(17,573)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	1,750	$325	$(124)	$201	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,150	211	(79)	132	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,050	200	(80)	120	0

								$736	$(283)	$453	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$	1,900	$3	$1	$4	$0

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	26,537	$(5,475)	$3,554	$0	$(1,921)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	48,300	$(8)	$(84)	$0	$(92)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	ERAUSLT Index	1,508,393	2.805% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/14/2019	$470,966	$0	$(1,023)	$0	$(1,023)

CBK	Receive	ERAUSLT Index	1,508,393	2.797% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/12/2019	481,720	0	(19,016)	0	(19,016)

JPM	Receive	ERAUSLT Index	571,170	2.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/03/2019	177,879	0	71	71	0
	Receive	ERAUSLT Index	586,990	2.832% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/23/2019	183,452	0	(363)	0	(363)
	Receive	ERAUSLT Index	1,353,704	2.759% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/17/2019	437,991	0	(21,715)	0	(21,715)

								$0	$(42,046)	$71	$(42,117)

Total Swap Agreements								$(4,744)	$(38,858)	$528	$(44,130)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$25	$0	$0	$25	$0	$0	$0	$0	$25	$0	$25
BOA	56	0	0	56	(1,011)	0	(2,944)	(3,955)	(3,899)	5,465	1,566
BPS	1,860	0	201	2,061	(18)	0	0	(18)	2,043	(1,580)	463
BRC	62	0	0	62	0	0	0	0	62	0	62
CBK	783	0	132	915	(409)	(600)	(19,016)	(20,025)	(19,110)	22,513	3,403
DUB	0	0	0	0	0	(3,398)	0	(3,398)	(3,398)	3,164	(234)
FBF	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
GLM	60	0	0	60	(7)	(2,184)	(92)	(2,283)	(2,223)	2,466	243
HUS	545	94	124	763	(397)	0	0	(397)	366	(360)	6
JPM	886	0	71	957	(952)	0	(22,078)	(23,030)	(22,073)	26,920	4,847
MSB	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
MYC	0	3,878	0	3,878	0	(11,309)	0	(11,309)	(7,431)	7,417	(14)
MYI	66	81	0	147	0	0	0	0	147	0	147
NGF	0	0	0	0	0	0	0	0	0	(5,488)	(5,488)
RYL	0	0	0	0	(50)	0	0	(50)	(50)	(130)	(180)
SCX	475	90	0	565	(1,095)	(82)	0	(1,177)	(612)	624	12
SOG	0	0	0	0	(99)	0	0	(99)	(99)	0	(99)
SSB	162	0	0	162	0	0	0	0	162	(50)	112
UAG	104	0	0	104	(104)	0	0	(104)	0	0	0

Total Over the Counter	$5,084	$4,143	$528	$9,755	$(4,170)	$(17,573)	$(44,130)	$(65,873)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	89

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

(o)

Securities with an aggregate market value of $70,041 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	1,927	1,927
Swap Agreements	0	12	0	0	4,610	4,622

	$0	$12	$0	$0	$6,544	$6,556

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,084	$0	$5,084
Purchased Options	0	0	0	265	3,878	4,143
Swap Agreements	0	457	71	0	0	528

	$0	$457	$71	$5,349	$3,878	$9,755

	$0	$469	$71	$5,349	$10,422	$16,311

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,905	$2,905
Swap Agreements	0	0	0	0	3,187	3,187

	$0	$0	$0	$0	$6,092	$6,092

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,170	$0	$4,170
Written Options	0	0	0	682	16,891	17,573
Swap Agreements	0	1,921	42,117	0	92	44,130

	$0	$1,921	$42,117	$4,852	$16,983	$65,873

	$0	$1,921	$42,117	$4,852	$23,075	$71,965

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(328)	$(328)
Written Options	0	0	0	0	1,452	1,452
Futures	0	0	0	0	22,327	22,327
Swap Agreements	0	168	0	0	2,376	2,544

	$0	$168	$0	$0	$25,827	$25,995

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,243	$0	$2,243
Purchased Options	0	0	0	(470)	1,652	1,182
Written Options	0	239	156	3,417	(1,955)	1,857
Swap Agreements	0	694	168,387	0	0	169,081

	$0	$933	$168,543	$5,190	$(303)	$174,363

	$0	$1,101	$168,543	$5,190	$25,524	$200,358

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(51)	$(51)
Futures	0	0	0	0	(7,471)	(7,471)
Swap Agreements	0	35	0	0	(36,799)	(36,764)

	$0	$35	$0	$0	$(44,321)	$(44,286)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$969	$0	$969
Purchased Options	0	0	0	3	4,160	4,163
Written Options	0	0	0	(201)	(6,109)	(6,310)
Swap Agreements	0	(574)	(131,153)	0	(193)	(131,920)

	$0	$(574)	$(131,153)	$771	$(2,142)	$(133,098)

	$0	$(539)	$(131,153)	$771	$(46,463)	$(177,384)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,838	$3,794	$5,632
Corporate Bonds & Notes
Banking & Finance	0	140,469	0	140,469
Industrials	0	19,433	0	19,433
Utilities	0	20,270	0	20,270
Municipal Bonds & Notes
California	0	1,685	0	1,685
Colorado	0	7,701	0	7,701
Illinois	0	779	0	779
U.S. Government Agencies	0	359,163	0	359,163
U.S. Treasury Obligations	0	571,774	0	571,774
Non-Agency Mortgage-Backed Securities	0	114,558	0	114,558
Asset-Backed Securities	0	156,504	0	156,504
Sovereign Issues	0	86,148	0	86,148
Short-Term Instruments
Certificates of Deposit	0	11,915	0	11,915
Repurchase Agreements	0	35,166	0	35,166
Argentina Treasury Bills	0	394	0	394
Japan Treasury Bills	0	60,096	0	60,096

	$0	$1,587,893	$3,794	$1,591,687

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$591,102	$0	$0	$591,102

Total Investments	$591,102	$1,587,893	$3,794	$2,182,789

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(12,136)	$0	$(12,136)
U.S. Government Agencies	0	(6,556)	0	(6,556)

	$0	$(18,692)	$0	$(18,692)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,927	4,358	0	6,285
Over the counter	0	9,755	0	9,755

	$1,927	$14,113	$0	$16,040

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,905)	(3,187)	0	(6,092)
Over the counter	0	(65,873)	0	(65,873)

	$(2,905)	$(69,060)	$0	$(71,965)

Total Financial Derivative Instruments	$(978)	$(54,947)	$0	$(55,925)

Totals	$590,124	$1,514,254	$3,794	$2,108,172

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	91

Schedule of Investments PIMCO RAE PLUS EMG Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~		$2,100	$2,096

Klockner-Pentaplast of America, Inc.
6.749% (LIBOR03M + 4.250%) due 06/30/2022 ~		911	805

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~		4,100	4,094

Total Loan Participations and Assignments (Cost $7,089)			6,995

CORPORATE BONDS & NOTES 12.6%

BANKING & FINANCE 8.2%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		2,700	2,735

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		2,000	2,034

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	2,600	2,840
8.875% due 04/14/2021 •(g)(h)		2,400	2,967

Banco del Estado de Chile
4.125% due 10/07/2020		$7,600	7,710

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)	EUR	200	214
6.250% due 09/11/2021 •(g)(h)		2,400	2,766

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)		1,300	1,537

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$2,100	2,285
10.179% due 06/12/2021		9,400	10,646

Barclays PLC
2.750% due 11/08/2019		3,600	3,598
4.063% (US0003M + 1.380%) due 05/16/2024 ~		5,700	5,536
4.610% due 02/15/2023 •		4,600	4,703
4.972% due 05/16/2029 •		2,200	2,278
6.500% due 09/15/2019 •(g)(h)	EUR	1,500	1,702
7.000% due 09/15/2019 •(g)(h)	GBP	400	524
8.000% due 12/15/2020 •(g)(h)	EUR	2,100	2,540

Blackstone CQP Holdco LP
6.500% due 03/20/2021		$1,900	1,900

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		5,900	5,912

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	1,800	2,097
6.625% due 06/29/2021 •(g)(h)		3,600	4,407
6.875% due 03/19/2020 (h)		4,700	5,617

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$500	505

Danske Bank A/S
3.657% (US0003M + 1.060%) due 09/12/2023 ~		2,300	2,208

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	2,300	2,552
0.342% (EUR003M + 0.650%) due 09/10/2021 ~		800	880
3.869% (US0003M + 1.230%) due 02/27/2023 ~		$7,600	7,301
4.250% due 10/14/2021		6,200	6,234
5.000% due 02/14/2022		8,200	8,388

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	1,600	1,716

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,900	2,240

Ford Motor Credit Co. LLC
0.112% due 12/07/2022 •		3,200	3,359
3.157% due 08/04/2020		$8,100	8,045
3.528% due 08/12/2019 •		10,400	10,396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.532% (US0003M + 0.930%) due 09/24/2020 ~		$4,300	$4,283
3.797% (US0003M + 1.000%) due 01/09/2020 ~		2,300	2,300
3.818% (US0003M + 1.080%) due 08/03/2022 ~		1,100	1,052
3.919% (US0003M + 1.235%) due 02/15/2023 ~		200	189
5.345% (US0003M + 2.550%) due 01/07/2021 ~		1,900	1,919

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		2,800	2,827

GSPA Monetization Trust
6.422% due 10/09/2029		1,047	1,202

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		2,200	2,200
3.400% due 03/08/2021		1,000	1,009
3.683% (US0003M + 1.000%) due 05/18/2024 ~		1,000	992
4.292% due 09/12/2026 •		2,400	2,479
4.750% due 07/04/2029 •(g)(h)	EUR	3,400	3,743
5.875% due 09/28/2026 •(g)(h)	GBP	1,900	2,496
6.000% due 09/29/2023 •(g)(h)	EUR	200	251
6.250% due 03/23/2023 •(g)(h)		$2,000	1,999
6.500% due 03/23/2028 •(g)(h)		1,400	1,387

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		5,400	5,396
3.662% (US0003M + 0.890%) due 07/23/2024 ~		4,900	4,891
3.797% due 07/23/2024 •		1,900	1,953
6.221% (US0003M + 3.470%) due 04/30/2019 ~(g)		3,000	3,019

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		3,300	3,301
4.050% due 08/16/2023		1,600	1,633
4.550% due 08/16/2028		1,600	1,660
7.000% due 06/27/2019 •(g)(h)	GBP	7,200	9,399
7.500% due 09/27/2025 •(g)(h)		$1,200	1,219
7.625% due 06/27/2023 •(g)(h)	GBP	332	458

Nationwide Building Society
4.363% due 08/01/2024 •		$2,800	2,847
6.875% due 06/20/2019 •(g)(h)	GBP	2,700	3,538

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		$1,200	1,172
3.447% (US0003M + 0.650%) due 07/13/2022 ~		2,200	2,163

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		3,100	3,061
4.519% due 06/25/2024 •		1,800	1,842
4.892% due 05/18/2029 •		3,100	3,223
7.500% due 08/10/2020 •(g)(h)		4,200	4,289
8.625% due 08/15/2021 •(g)(h)		1,600	1,708

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,800	3,916

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	550	722

UBS AG
5.125% due 05/15/2024 (h)		$7,963	8,144

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		600	600
3.634% (US0003M + 0.950%) due 08/15/2023 ~		2,000	1,992
4.125% due 09/24/2025		700	724

UniCredit SpA
6.572% due 01/14/2022		5,300	5,556
7.830% due 12/04/2023		9,400	10,476

Wells Fargo & Co.
3.000% due 02/19/2025		900	891
6.381% (US0003M + 3.770%) due 06/15/2019 ~(g)		3,200	3,224

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,500	6,324

			260,041

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 3.3%

AbbVie, Inc.
2.900% due 11/06/2022		$3,600	$3,594
3.375% due 11/14/2021		2,900	2,934

Allergan Funding SCS
3.450% due 03/15/2022		1,500	1,514

Allergan Sales LLC
4.875% due 02/15/2021		419	431

Andeavor Logistics LP
5.500% due 10/15/2019		6,600	6,667

AutoNation, Inc.
3.350% due 01/15/2021		300	300

BAT Capital Corp.
2.764% due 08/15/2022		1,600	1,575
3.564% (US0003M + 0.880%) due 08/15/2022 ~		1,800	1,795

Braskem Finance Ltd.
5.750% due 04/15/2021		600	624

Campbell Soup Co.
3.241% (US0003M + 0.630%) due 03/15/2021 ~		400	397
3.300% due 03/15/2021		900	906
3.650% due 03/15/2023		4,000	4,060

Charter Communications Operating LLC
3.579% due 07/23/2020		3,200	3,224
4.386% (US0003M + 1.650%) due 02/01/2024 ~		6,500	6,520
4.464% due 07/23/2022		8,100	8,387
4.908% due 07/23/2025		1,500	1,583

Daimler Finance North America LLC
3.400% due 02/22/2022		7,300	7,373

Danone S.A.
2.077% due 11/02/2021		200	196

Dell International LLC
4.420% due 06/15/2021		5,800	5,954

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		150	147
2.225% due 01/17/2020		150	149
2.820% due 01/19/2022		700	698

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		1,000	1,001

Enterprise Products Operating LLC
3.500% due 02/01/2022		500	510

General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~		300	300

INEOS Finance PLC
2.125% due 11/15/2025	EUR	5,000	5,420

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~		$5,500	5,486
3.500% due 07/15/2022		100	101
5.000% due 07/15/2035		100	98

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		2,100	2,101

Micron Technology, Inc.
5.327% due 02/06/2029		3,530	3,633

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		300	293

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		1,000	1,019

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		2,350	2,316

Sands China Ltd.
5.125% due 08/08/2025		5,000	5,221
5.400% due 08/08/2028		3,500	3,679

SASOL Financing USA LLC
5.875% due 03/27/2024		1,500	1,592

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		2,710	2,699

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~		5,100	5,079

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~	$900	$901
3.650% due 08/16/2023	3,000	3,082
3.950% due 08/16/2025	600	624

		104,183

UTILITIES 1.1%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	9,000	9,041
3.437% (US0003M + 0.650%) due 01/15/2020 ~	100	100
3.737% (US0003M + 0.950%) due 07/15/2021 ~	4,200	4,251
3.777% (US0003M + 1.180%) due 06/12/2024 ~	5,700	5,657

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	3,500	3,499

Petrobras Global Finance BV
5.999% due 01/27/2028	1,517	1,539

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	66	67

Rio Oil Finance Trust
8.200% due 04/06/2028	1,700	1,844

Southern California Edison Co.
3.650% due 03/01/2028	4,850	4,770

Verizon Communications, Inc.
3.784% (US0003M + 1.100%) due 05/15/2025 ~	2,500	2,503

		33,271

Total Corporate Bonds & Notes (Cost $393,264)		397,495

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.2%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	766
7.043% due 04/01/2050	1,100	1,685

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	4,218

Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	106
7.021% due 08/01/2040	100	105

		6,880

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	600	670
7.750% due 01/01/2042	103	111

		781

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	95	124

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	138

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$1,950	$1,981

WASHINGTON 0.1%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	3,151

Total Municipal Bonds & Notes (Cost $9,972)		13,055

U.S. GOVERNMENT AGENCIES 21.7%

Fannie Mae
2.310% due 08/01/2022	400	398
2.836% due 07/25/2037 •	36	36
2.866% due 07/25/2037 •	63	63
2.870% due 09/01/2027	4,100	4,091
2.886% due 09/25/2035 •	133	133
2.986% due 09/25/2041 •	6,605	6,647
3.000% due 08/01/2021 - 10/01/2021	2,330	2,353
3.206% due 06/25/2037 •	409	415
3.216% due 06/25/2040 •	481	488
3.445% due 03/01/2022	8,574	8,755
3.500% due 03/01/2027 - 10/01/2048	73,493	74,675
4.000% due 12/01/2024 - 09/01/2048	17,287	17,815
4.500% due 07/01/2020 - 06/01/2030	1,111	1,160
5.000% due 07/01/2023 - 08/01/2043	12,907	13,882
5.500% due 09/01/2025 - 09/01/2041	11,373	12,393
6.000% due 11/01/2021 - 05/01/2041	10,282	11,348

Fannie Mae, TBA
3.500% due 04/01/2049 - 06/01/2049	177,800	180,140
4.000% due 04/01/2034 - 05/01/2049	312,200	320,946

FDIC Structured Sale Guaranteed Notes
2.999% due 11/29/2037 •	626	625

Freddie Mac
3.034% due 07/15/2041 •	306	308
3.184% due 08/15/2037 •	350	355
3.194% due 10/15/2037 •	58	59
3.204% due 05/15/2037 - 09/15/2037 •	400	407
5.000% due 07/01/2023 - 09/01/2040	5,201	5,596
5.500% due 03/01/2037 - 04/01/2038	188	207

Ginnie Mae
2.839% due 08/20/2047	2,772	2,774
3.500% due 02/15/2045	191	196
5.000% due 08/15/2033 - 04/15/2042	6,933	7,424

Ginnie Mae, TBA
5.000% due 05/01/2049	10,000	10,438

Small Business Administration
6.220% due 12/01/2028	15	16

Total U.S. Government Agencies (Cost $679,639)		684,143

U.S. TREASURY OBLIGATIONS 43.3%

U.S. Treasury Bonds
3.000% due 08/15/2048	800	830
3.000% due 02/15/2049 (k)	40,300	41,846
4.375% due 05/15/2040	7,900	10,073
4.625% due 02/15/2040	8,100	10,657

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021	10,195	10,118
0.125% due 01/15/2022	53,823	53,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 04/15/2022	$46,573	$46,109
0.125% due 07/15/2022	31,850	31,698
0.125% due 01/15/2023 (m)	28,570	28,260
0.125% due 07/15/2024	125,082	123,602
0.375% due 07/15/2023	27,471	27,556
0.375% due 01/15/2027	21,600	21,424
0.375% due 07/15/2027	6,791	6,745
0.500% due 01/15/2028	1,837	1,834
0.625% due 01/15/2026	3,284	3,323
0.750% due 07/15/2028	85,130	87,108
0.875% due 01/15/2029	33,493	34,603
1.000% due 02/15/2048	28,171	28,840
1.750% due 01/15/2028	30,517	33,735
2.000% due 01/15/2026	7,482	8,259
2.375% due 01/15/2027	2,122	2,428
2.500% due 01/15/2029	4,924	5,841
3.625% due 04/15/2028	778	989

U.S. Treasury Notes
1.375% due 09/30/2020 (m)	51,000	50,272
1.375% due 10/31/2020 (m)(o)	27,900	27,486
1.500% due 08/15/2026 (o)	6,100	5,757
1.750% due 12/31/2020 (m)	84,200	83,398
1.875% due 08/31/2022	44,800	44,290
2.000% due 11/30/2020 (m)(o)	14,900	14,821
2.000% due 07/31/2022 (m)(o)	26,100	25,918
2.000% due 08/15/2025 (o)	8,300	8,153
2.000% due 11/15/2026	32,100	31,346
2.125% due 08/31/2020 (m)(o)	42,300	42,172
2.125% due 08/15/2021 (o)	300	299
2.125% due 05/15/2025 (o)	35,900	35,549
2.250% due 11/15/2025 (o)	1,100	1,096
2.375% due 08/15/2024 (o)	22,650	22,779
2.625% due 02/15/2029	336,500	343,092
2.750% due 02/15/2024 (m)(o)	11,110	11,372

Total U.S. Treasury Obligations (Cost $1,357,448)		1,367,094

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.4%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 Ø	1,047	929

Banc of America Funding Trust
2.718% due 02/20/2047 •	4,698	4,535
4.600% due 02/20/2035 ~	91	90

Banc of America Mortgage Trust
4.359% due 06/25/2035 ~	76	72

BCAP LLC Trust
4.376% due 12/26/2035 ~	1,194	1,192

Bear Stearns ALT-A Trust
2.806% due 08/25/2036 •	2,828	2,963

Chase Mortgage Finance Trust
4.186% due 12/25/2035 ^~	697	672

Citigroup Mortgage Loan Trust
2.556% due 01/25/2037 •	386	359
4.970% due 10/25/2035 ^•	219	222
4.980% due 03/25/2036 ^•	353	354

Citigroup Mortgage Loan Trust, Inc.
5.129% due 03/25/2034 ~	453	458

Countrywide Alternative Loan Trust
2.606% due 12/25/2046 •	9,640	9,174
2.656% due 05/25/2047 •	959	903
2.686% due 05/25/2036 •	558	493

Countrywide Asset-Backed Certificates
3.206% due 11/25/2035 •	11,324	11,314

Countrywide Home Loan Mortgage Pass-Through Trust
4.667% due 02/20/2036 ^•	18	16
5.500% due 09/25/2035 ^	7,351	7,039
6.000% due 07/25/2036	2,373	1,989
6.500% due 12/25/2037	2,187	1,648

Credit Suisse First Boston Mortgage Securities Corp.
3.802% due 02/25/2034 ~	114	114

Credit Suisse Mortgage Capital Certificates
3.010% (LIBOR01M) due 11/30/2037 ~	5,800	5,249

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	1,831	1,638

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	93

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.646% due 01/25/2047 •		$1,334	$1,296

Downey Savings & Loan Association Mortgage Loan Trust
3.302% due 09/19/2044 •		265	266

First Horizon Mortgage Pass-Through Trust
4.067% due 10/25/2035 ^~		1,073	1,035

GSR Mortgage Loan Trust
4.791% due 09/25/2035 ~		145	149

HarborView Mortgage Loan Trust
2.702% due 07/19/2047 •		12,974	12,658
2.828% due 06/20/2035 •		865	857
2.982% due 01/19/2036 •		3,537	2,814

HomeBanc Mortgage Trust
2.796% due 03/25/2035 •		1,668	1,465

Impac CMB Trust
3.126% due 03/25/2035 •		1,128	1,102

IndyMac Mortgage Loan Trust
2.746% due 06/25/2035 •		260	249

JPMorgan Alternative Loan Trust
5.780% due 12/25/2036 ^Ø		302	302

JPMorgan Mortgage Trust
4.320% due 08/25/2035 ^~		280	272
4.430% due 07/25/2035 ~		411	415
4.687% due 07/25/2035 ~		6,455	6,653
5.750% due 01/25/2036 ^		16	12

Lehman Mortgage Trust
3.136% due 11/25/2036 •		2,273	1,550

Lehman XS Trust
2.711% due 08/25/2046 •		4,166	3,912

Luminent Mortgage Trust
4.240% due 04/25/2036 ~		21,387	19,632

Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •		684	649
4.402% due 09/25/2035 ^~		262	240

Morgan Stanley Mortgage Loan Trust
2.746% due 04/25/2035 •		1,873	1,845
3.674% due 07/25/2035 ~		718	635
6.315% due 06/25/2036 Ø		4,746	2,006

Prime Mortgage Trust
6.000% due 06/25/2036 ^		1,198	1,107

Provident Funding Mortgage Loan Trust
4.485% due 10/25/2035 ~		1,410	1,422

Residential Accredit Loans, Inc. Trust
2.666% due 09/25/2036 •		3,005	2,812
2.986% due 03/25/2035 •		1,165	987
2.986% due 08/25/2035 ^•		3,814	2,963
3.897% due 08/25/2035 •		95	91
4.832% due 12/25/2035 ^~		3,339	3,033
5.157% due 09/25/2035 ^~		546	496

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		4,425	2,642

RESIMAC Bastille Trust
3.332% due 12/16/2059 •		3,180	3,179

Sequoia Mortgage Trust
3.048% due 07/20/2034 •		1,587	1,580

Structured Adjustable Rate Mortgage Loan Trust
3.636% due 12/25/2037 ^•		3,750	3,295

Structured Asset Mortgage Investments Trust
2.946% due 05/25/2045 •		9	9

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	8,950	11,660

Wachovia Mortgage Loan Trust LLC
4.597% due 10/20/2035 ^~		$528	531

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 10/25/2046 •		5,250	5,038
2.625% due 11/25/2046 •		3,463	3,420
2.776% due 12/25/2045 •		818	813
3.066% due 11/25/2045 •		5,777	5,743
3.332% due 01/25/2037 ^~		488	455
3.628% due 06/25/2037 ^~		2,650	2,520
3.674% due 12/25/2036 ^~		262	254
3.772% due 02/25/2037 ^~		1,580	1,552

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
4.331% due 09/25/2036 Ø	$3,675	$1,666

Wells Fargo Mortgage-Backed Securities Trust
4.974% due 03/25/2035 ~	430	436

Total Non-Agency Mortgage-Backed Securities (Cost $162,147)		169,141

ASSET-BACKED SECURITIES 9.9%

ACE Securities Corp. Home Equity Loan Trust
3.101% due 12/25/2035 •	18,011	16,888

Allegro CLO Ltd.
3.971% due 01/30/2026 •	916	916

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.761% due 05/25/2033 •	998	994

Argent Securities Trust
2.636% due 07/25/2036 •	3,582	3,091

Asset-Backed Securities Corp. Home Equity Loan Trust
3.446% due 07/25/2035 •	2,400	2,398

B&M CLO Ltd.
3.509% due 04/16/2026 •	3,054	3,045

Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 Ø	525	529

Bear Stearns Asset-Backed Securities Trust
2.646% due 08/25/2036 •	1,355	1,620
3.166% due 10/25/2035 •	6,105	6,019

Carrington Mortgage Loan Trust
2.986% due 10/25/2035 •	7,041	6,877

CIFC Funding Ltd.
3.631% due 10/25/2027 •	3,400	3,386

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •	2,408	2,435

Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 Ø	1,982	1,463

Citigroup Mortgage Loan Trust, Inc.
2.766% due 08/25/2036 •	13,000	12,579

Countrywide Asset-Backed Certificates
2.686% due 08/25/2036 •	6,765	6,718
2.726% due 04/25/2037 •	1,855	1,429
2.776% due 08/25/2036 •	147	146
6.367% due 09/25/2046 Ø	8,682	7,181

Countrywide Asset-Backed Certificates Trust
3.126% due 02/25/2036 •	14,000	13,866
3.286% due 08/25/2047 •	2,650	2,635

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •	5,900	5,855

Fremont Home Loan Trust
2.621% due 10/25/2036 •	2,800	2,631
2.626% due 01/25/2037 •	3,603	2,283

GLS Auto Receivables Issuer Trust
3.370% due 01/17/2023	6,818	6,828

GSAA Home Equity Trust
2.686% due 03/25/2037 •	8,224	3,987

GSAA Trust
5.995% due 03/25/2046 ^~	9,081	5,877

GSAMP Trust
2.616% due 12/25/2046 •	7,521	4,924
2.716% due 01/25/2037 •	3,800	3,261

GSRPM Mortgage Loan Trust
3.386% due 03/25/2035 •	4,100	3,933

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •	1,023	1,022

HSI Asset Securitization Corp. Trust
2.876% due 12/25/2035 •	21,531	20,361

IXIS Real Estate Capital Trust
2.886% due 03/25/2036 ^•	1,077	681

JPMorgan Mortgage Acquisition Trust
2.726% due 05/25/2036 •	4,415	4,410

Long Beach Mortgage Loan Trust
2.646% due 12/25/2036 •	2,594	1,850
2.710% due 02/25/2036 •	8,046	7,821
3.461% due 04/25/2035 •	6,830	6,837

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
2.586% due 08/25/2036 •		$13,204	$6,384

MASTR Specialized Loan Trust
3.236% due 11/25/2035 •		3,700	3,643

Morgan Stanley ABS Capital, Inc. Trust
2.566% due 11/25/2036 •		2,497	1,694
2.666% due 03/25/2037 •		5,250	2,735

Morgan Stanley Mortgage Loan Trust
5.963% due 01/25/2047 Ø		525	287

Morgan Stanley Structured Trust
2.716% due 06/25/2037 •		11,917	11,700

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •		1,496	1,497

Navient Private Education Loan Trust
2.884% due 12/16/2058 •		565	566

New Century Home Equity Loan Trust
3.266% due 03/25/2035 •		1,346	1,299

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.896% due 02/25/2036 •		2,066	2,075

OHA Credit Partners Ltd.
3.771% due 10/20/2025		410	412

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •		1,600	1,601

Option One Mortgage Loan Trust
2.626% due 01/25/2037 •		2,872	1,816
2.626% due 03/25/2037 •		3,405	3,066
2.706% due 04/25/2037 •		2,114	1,618
2.706% due 05/25/2037 •		2,762	1,904
3.266% due 02/25/2035 •		7,656	7,461

RAAC Trust
2.826% due 02/25/2036 •		2,687	2,687

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Ø		6,356	3,442

Residential Asset Mortgage Products Trust
4.361% due 10/25/2034 •		7,946	7,235

Residential Asset Securities Corp. Trust
2.866% due 02/25/2036 •		4,691	4,707
2.926% due 12/25/2035 •		7,786	7,506
3.176% due 11/25/2035 •		900	891
3.356% due 08/25/2035 •		2,686	2,698

Saxon Asset Securities Trust
2.796% due 09/25/2047 •		5,909	5,724

Securitized Asset-Backed Receivables LLC Trust
2.726% due 07/25/2036 •		1,707	953

SLM Private Education Loan Trust
5.734% due 05/16/2044 •		235	238

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	363	408

Soundview Home Loan Trust
2.616% due 12/25/2036 •		$256	256
2.656% due 08/25/2037 •		5,096	4,616
2.686% due 06/25/2037 •		4,792	3,559
3.786% due 10/25/2037 •		5,900	4,932

Specialty Underwriting & Residential Finance Trust
2.636% due 09/25/2037 •		2,595	1,582

Structured Asset Investment Loan Trust
3.416% due 06/25/2035 •		13,234	12,400
3.536% due 08/25/2034 •		1,327	1,322

TICP CLO Ltd.
3.561% due 07/20/2027 •		3,900	3,873
3.601% due 04/20/2028 •		2,800	2,780

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		2,609	2,606
3.375% due 10/25/2047 Ø		2,952	2,956

Washington Mutual Asset-Backed Certificates Trust
2.546% due 11/25/2036 •		4,082	1,861

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •		5,200	5,200

Total Asset-Backed Securities (Cost $291,264)			310,966

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.3%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		$9,850	$5,725
5.875% due 01/11/2028		4,100	3,158
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)	ARS	77,520	1,995

Brazil Government International Bond
5.625% due 02/21/2047		$4,000	3,982

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (f)	BRL	15,638	4,716
6.000% due 05/15/2055 (f)		11,809	3,800

Export-Import Bank of Korea
4.000% due 01/29/2021		$8,100	8,274

Israel Government International Bond
4.125% due 01/17/2048		1,000	1,038

Japan Government International Bond
0.000% due 03/10/2028 (f)	JPY	7,672,804	72,242

Peru Government International Bond
5.940% due 02/12/2029	PEN	9,000	2,855
6.350% due 08/12/2028		32,450	10,594
8.200% due 08/12/2026		14,300	5,178

Qatar Government International Bond
5.250% due 01/20/2020		$7,600	7,743

Saudi Government International Bond
4.000% due 04/17/2025		2,400	2,462
5.000% due 04/17/2049		1,350	1,401

Total Sovereign Issues (Cost $138,597)			135,163

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (g)(i)		1,000	1,125

		SHARES	MARKET VALUE (000S)

Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (g)		4,800	$5,383

Total Preferred Securities (Cost $7,222)			6,508

SHORT-TERM INSTRUMENTS 4.8%

CERTIFICATES OF DEPOSIT 0.5%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$11,500	11,520

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		3,800	3,802

			15,322

REPURCHASE AGREEMENTS (j) 1.5%
			47,950

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
43.906% due 04/12/2019 - 06/28/2019 (c)(d)	ARS	15,316	394

JAPAN TREASURY BILLS 2.8%
(0.150)% due 04/15/2019 (d)(e)	JPY	9,790,000	88,339

Total Short-Term Instruments (Cost $153,778)			152,005

Total Investments in Securities (Cost $3,200,420)			3,242,565

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.5%

SHORT-TERM INSTRUMENTS 15.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.5%

PIMCO Short Asset Portfolio	29,519,229	$293,687

PIMCO Short-Term Floating NAV Portfolio III	19,820,230	196,002

Total Short-Term Instruments (Cost $491,358)		489,689

Total Investments in Affiliates (Cost $491,358)		489,689

Total Investments 118.3% (Cost $3,691,778)		$3,732,254

Financial Derivative Instruments (l)(n) (0.6)% (Cost or Premiums, net $17,774)		(19,182)

Other Assets and Liabilities, net (17.7)%		(559,276)

Net Assets 100.0%		$3,153,796

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 1,030	$1,125	0.04%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	95

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.500%	03/29/2019	04/01/2019	$	26,600	U.S. Treasury Notes 2.000% due 10/31/2022	$(27,156)	$26,600	$26,606
FICC	2.000	03/29/2019	04/01/2019		872	U.S. Treasury Notes 1.125% due 06/30/2021	(891)	872	872
MEI	1.710	03/07/2019	04/08/2019	CAD	27,366	Canada Government International Bond 2.750% due 12/01/2048	(21,539)	20,478	20,502

Total Repurchase Agreements							$(49,586)	$47,950	$47,980

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	2.050%	03/29/2019	04/01/2019	$(26,944)	$(26,948)

Total Sale-Buyback Transactions					$(26,948)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
Sovereign Issues (0.7)%
Canadian Government Bond	2.750%	12/01/2048	CAD 23,900	$(20,393)	$(21,484)

U.S. Government Agencies (0.3)%
Fannie Mae, TBA	5.000	04/01/2049	$ 10,000	(10,486)	(10,575)

Total Short Sales (1.0)%				$(30,879)	$(32,059)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$26,606	$0	$0	$0	$26,606	$(27,156)	$(550)
FICC	872	0	0	0	872	(891)	(19)
MEI	20,502	0	0	0	20,502	(20,265)	237

Master Securities Forward Transaction Agreement
BCY	0	0	(26,948)	0	(26,948)	26,997	49
RBC	0	0	0	(21,484)	(21,484)	0	(21,484)

Total Borrowings and Other Financing Transactions	$47,980	$0	$(26,948)	$(21,484)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(26,948)	$0	$0	$0	$(26,948)

Total Borrowings	$(26,948)	$0	$0	$0	$(26,948)

Payable for sale-buyback financing transactions					$(26,948)

(k)	Securities with an aggregate market value of $26,997 and cash of $1,274 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(18,243) at a weighted average interest rate of 1.034%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $165 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.000	05/24/2019	45	$45	$0	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	4,447	4,447	38	4
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.500	05/24/2019	320	320	3	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	1,923	1,923	16	2
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.000	05/24/2019	794	794	7	1
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.750	05/24/2019	718	1,436	6	1
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	2,063	4,126	17	2
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	71	71	1	0

Total Purchased Options					$88	$10

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2020	1,305	$	319,203	$2,219	$0	$(261)
Euro-Bobl June Futures	06/2019	268		40,026	342	12	(48)
Euro-Bund 10-Year Bond June Futures	06/2019	161		30,041	112	0	(45)
U.S. Treasury 2-Year Note June Futures	06/2019	2,607		555,535	(313)	0	(369)
U.S. Treasury 5-Year Note June Futures	06/2019	6,485		751,145	7,008	0	(1,469)
U.S. Treasury 10-Year Note June Futures	06/2019	6,482		805,186	8,550	0	(1,922)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	622		104,496	3,662	0	(233)
United Kingdom Long Gilt June Futures	06/2019	32		5,392	89	4	(3)

					$21,669	$16	$(4,350)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	3,392	$	(829,810)	$(2,802)	$636	$0
90-Day Eurodollar March Futures	03/2020	8,585		(2,096,564)	(15,414)	1,610	0
90-Day Eurodollar September Futures	09/2021	1,305		(319,301)	(2,580)	196	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	303		(425)	(123)	81	0
Mini MSCI Emerging Markets Index June Futures	06/2019	567		(29,977)	(199)	0	(284)
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	303		(139)	75	3	(7)
U.S. Treasury 30-Year Bond June Futures	06/2019	1,962		(293,626)	(6,929)	673	(16)

					$(27,972)	$3,199	$(307)

Total Futures Contracts					$(6,303)	$3,215	$(4,657)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2022	1.840%	$400	$74	$(29)	$45	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	97

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021	$39,300	$(478)	$(243)	$(721)	$0	$(23)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022	50,900	(806)	(159)	(965)	0	(32)

					$(1,284)	$(402)	$(1,686)	$0	$(55)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$1,666	$105	$14	$119	$4	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	1,764	64	56	120	6	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	5,600	338	44	382	24	0

					$507	$114	$621	$34	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	84,600	$(10)	$(1,327)	$(1,337)	$3	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	25,500	(475)	2,341	1,866	0	(289)
Receive(6)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	244,100	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		110,900	1,122	(1,058)	64	16	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		28,700	(166)	(19)	(185)	18	0
Receive(6)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		336,700	(1,150)	(976)	(2,126)	228	0
Receive(6)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		87,300	0	73	73	91	0
Pay(6)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		303,100	0	(529)	(529)	0	(384)
Receive(6)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		684,400	22	(5,088)	(5,066)	327	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		8,200	312	(258)	54	16	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		213,300	0	6,557	6,557	0	(445)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		140,200	(1,484)	4,990	3,506	0	(297)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		116,100	(150)	723	573	0	(97)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2024		5,000	243	(63)	180	11	0
Receive(6)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		197,300	0	(2,789)	(2,789)	426	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		191,900	(25)	(8,168)	(8,193)	582	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		77,300	0	(3,326)	(3,326)	184	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		281,900	17,409	(13,655)	3,754	696	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		19,500	(1,437)	1,365	(72)	46	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,600	(87)	89	2	4	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		82,000	(70)	(530)	(600)	27	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		124,310	1,781	2,951	4,732	334	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		4,500	252	29	281	11	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		153,000	(73)	(2,426)	(2,499)	436	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		60,800	3,454	(3,094)	360	163	0
Pay(6)	3-Month USD-LIBOR	3.406	Semi-Annual	10/12/2028		171,800	0	6,373	6,373	0	(92)
Receive(6)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		90,200	(1,622)	(2,853)	(4,475)	229	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		257,300	461	15,187	15,648	41	(560)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		175,300	1,044	(14,089)	(13,045)	446	0
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		4,900	0	126	126	14	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		58,200	6,652	(5,596)	1,056	173	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		34,700	171	(3,612)	(3,441)	117	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		19,600	0	(2,162)	(2,162)	67	0
Receive(6)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		7,600	0	(639)	(639)	25	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		56,900	(1,341)	(3,370)	(4,711)	194	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025	EUR	5,400	86	(233)	(147)	14	0
Pay(6)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		31,100	7	1,769	1,776	0	(255)
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		12,900	(202)	(1,439)	(1,641)	241	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	449,800	978	2,391	3,369	18	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		11,100	(420)	324	(96)	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		461,800	69	(1,029)	(960)	0	(47)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		32,200	(2,475)	1,206	(1,269)	0	(4)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		32,200	(228)	(843)	(1,071)	4	0
Receive(6)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		4,600	1	(286)	(285)	10	0
Receive(6)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		19,600	0	(1,219)	(1,219)	42	0
Receive(6)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		36,600	231	(2,246)	(2,015)	110	0
Receive(6)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		30,200	0	(1,839)	(1,839)	91	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		7,200	116	(448)	(332)	56	0

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	6-Month JPY-LIBOR	0.300%	Semi-Annual	06/18/2022	JPY	75,300,000	$2,165	$3,077	$5,242	$268	$0
Receive(6)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		29,950,000	(637)	(3,786)	(4,423)	0	(219)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		11,520,000	25	1,522	1,547	90	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		53,230,000	6,997	3,534	10,531	441	0
Pay	6-Month JPY-LIBOR	0.338	Semi-Annual	11/12/2028		15,000	0	4	4	0	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		1,020,000	0	(767)	(767)	0	(57)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		3,210,000	205	(2,066)	(1,861)	0	(176)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		820,000	0	(591)	(591)	0	(46)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		18,911,000	(4,136)	(8,166)	(12,302)	0	(1,058)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,110,000	454	(456)	(2)	0	(126)
Receive	CPTFEMU	0.740	Maturity	01/15/2020	EUR	23,200	(216)	442	226	0	(17)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		4,600	(6)	(343)	(349)	13	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,900	13	430	443	0	(22)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	35,300	(4)	239	235	0	(78)
Pay	UKRPI	3.593	Maturity	11/15/2028		6,300	0	153	153	0	(12)
Pay	UKRPI	3.595	Maturity	11/15/2028		28,200	353	344	697	0	(56)
Pay	UKRPI	3.603	Maturity	11/15/2028		7,700	0	200	200	0	(15)

							$28,209	$(44,945)	$(16,736)	$6,323	$(4,353)

Total Swap Agreements							$27,506	$(45,262)	$(17,756)	$6,357	$(4,408)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$10	$3,215	$6,357	$9,582	$0	$(4,657)	$(4,408)	$(9,065)

(m)

Securities with an aggregate market value of $44,011 and cash of $6,001 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
AZD	06/2019	SGD	31,352	$23,205	$38	$0

BOA	04/2019	JPY	511,900	4,635	16	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	99

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019		$27,410	EUR	24,354	$0	$(90)
	05/2019	EUR	24,354		$27,481	90	0
	05/2019		$26,530	ZAR	358,527	0	(1,792)

BPS	04/2019	ARS	16,916		$430	40	0
	04/2019	JPY	10,575,400		98,069	2,583	(32)
	04/2019		$389	ARS	16,916	1	0
	04/2019		16,364	CNH	109,999	0	(3)
	05/2019	ARS	3,324		$72	0	(1)
	06/2019	TWD	883,860		28,757	31	0
	06/2019		$433	INR	31,273	13	0

BRC	04/2019	JPY	4,063,918		$36,761	93	0

CBK	04/2019	AUD	2,451		1,745	5	0
	04/2019	BRL	26,363		6,765	32	0
	04/2019	GBP	35,048		46,202	553	0
	04/2019	JPY	591,800		5,376	36	0
	04/2019	MXN	11,224		585	8	0
	04/2019		$7	ARS	304	0	0
	04/2019		6,821	BRL	26,363	0	(88)
	04/2019		3,520	GBP	2,651	0	(67)
	04/2019		75,090	JPY	8,283,018	0	(354)
	04/2019		590	MXN	11,224	0	(13)
	05/2019	BRL	26,363		$6,808	89	0
	05/2019	EUR	3,064		3,479	30	0
	05/2019	JPY	8,283,018		75,300	332	0
	05/2019	MXN	11,224		588	13	0
	05/2019		$1,014	EUR	894	0	(8)
	06/2019	EUR	3,552	TRY	22,963	0	(136)
	06/2019	TRY	27,853	EUR	4,300	155	0

FBF	04/2019	CNH	39,535		$5,635	0	(246)

GLM	04/2019	ARS	354		8	0	0
	04/2019		$9	ARS	354	0	0
	04/2019		3,588	CNY	25,020	136	0
	05/2019		127	ARS	5,605	0	(3)
	06/2019	KRW	2,842,459		$2,536	32	0

HUS	04/2019	ARS	14,956		346	1	0
	04/2019	CAD	42,456		32,175	404	0
	04/2019	CNH	70,464		10,487	6	0
	04/2019	CNY	25,020		3,724	0	0
	04/2019	GBP	3,180		4,171	29	0
	04/2019		$404	ARS	17,771	4	0
	05/2019	ARS	14,956		$325	0	(4)
	05/2019		$37	ARS	1,693	0	0
	05/2019		13,186	EUR	11,556	0	(176)
	06/2019	SGD	3,432		$2,539	3	0
	06/2019		$10,484	CNH	70,464	0	(5)
	06/2019		3,720	CNY	25,020	0	0
	11/2019		59,566	CNH	403,574	382	0
	01/2021	BRL	2,630		$405	0	(226)

JPM	04/2019	EUR	24,354		27,799	480	0
	04/2019	JPY	2,330,000		20,966	26	(83)
	05/2019	BRL	8,507		2,191	23	0
	05/2019	EUR	52,503		59,658	549	0
	05/2019		$27,704	NOK	238,860	36	0
	11/2019	CNH	235,305		$33,639	0	(1,314)

MSB	05/2019		$87	ARS	3,680	0	(6)
	06/2019	EUR	748	TRY	4,844	0	(28)

MYI	04/2019	JPY	755,200		$6,829	0	0
	05/2019	ZAR	153,982		10,753	128	0

NGF	06/2019	KRW	12,711,530		11,215	18	0
	06/2019	TWD	230,994		7,512	5	0

RYL	04/2019	CAD	27,367		20,391	0	(88)

SCX	04/2019	BRL	26,363		7,040	307	0
	04/2019	JPY	755,200		6,840	26	0
	04/2019		$6,765	BRL	26,363	0	(32)
	04/2019		47,100	GBP	35,577	0	(763)
	05/2019	GBP	35,577		$47,171	762	0
	06/2019		$536	HKD	4,194	0	(1)

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019	CNH	168,357		$24,049	$0	$(959)

SOG	04/2019	RUB	249,787		3,875	76	0
	04/2019		$2,642	TRY	14,398	0	(114)

SSB	04/2019		20,261	CAD	27,094	14	0
	05/2019		2,666	NOK	22,890	0	(7)
	05/2019	ZAR	206,413		$14,528	285	0

TOR	06/2019	INR	162,299		2,323	9	0

UAG	04/2019	CAD	4,714		3,516	0	(12)
	04/2019		$31,827	CAD	42,729	148	0
	05/2019	CAD	42,729		$31,852	0	(149)
	06/2019	HKD	84,380		10,779	5	0

Total Forward Foreign Currency Contracts						$8,052	$(6,800)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	44,783	$191	$174

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	38,287	153	149

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	32,771	271	168

						$615	$491

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	329,300	$2,635	$3,742
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	337,200	1,978	2,688
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	61,000	2,452	313
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	24,200	1,177	278

							$8,242	$7,021

Total Purchased Options							$8,857	$7,512

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	22,046	$(367)	$(1,108)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	65,542	(284)	(151)

						$(651)	$(1,259)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	591,000	$(2,829)	$(5,069)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	362,600	(1,761)	(3,260)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	1,243,100	(5,843)	(11,216)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	442,700	(2,453)	(69)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	173,900	(2,635)	(3,894)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	178,000	(1,978)	(2,814)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	24,200	(743)	(112)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	24,200	(434)	(41)

							$(18,676)	$(26,475)

Total Written Options							$(19,327)	$(27,734)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	101

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	3,225	$599	$(229)	$370	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,800	330	(123)	207	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,650	315	(126)	189	0

								$1,244	$(478)	$766	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$	3,400	$5	$2	$7	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	2,872	$(599)	$391	$0	$(208)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERAEMLT Index	48,456	3.650% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2019	$144,375	$0	$(13,285)	$0	$(13,285)

DUB	Receive	ERAEMLT Index	9,693	3.552% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/23/2019	27,496	0	(457)	0	(457)

JPM	Receive	ERAEMLT Index	83,742	3.532% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	237,553	0	(3,949)	0	(3,949)
	Receive	ERAEMLT Index	159,557	3.432% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/18/2019	452,619	0	(7,508)	0	(7,508)
	Receive	ERAEMLT Index	140,288	3.432% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/25/2019	397,958	0	(6,601)	0	(6,601)
	Receive	ERAEMLT Index	175,381	3.459% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/06/2019	455,624	0	27,070	27,070	0

MEI	Receive	ERAEMLT Index	88,271	3.292% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/23/2019	250,400	0	(4,141)	0	(4,141)
	Receive	ERAEMLT Index	152,238	3.445% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/14/2019	425,228	0	(1,153)	0	(1,153)
	Receive	ERAEMLT Index	83,868	3.470% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/22/2019	237,765	0	(8,901)	0	(8,901)
	Receive	ERAEMLT Index	137,855	3.419% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/17/2019	365,664	0	12,763	12,763	0
	Receive	ERAEMLT Index	58,367	3.542% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/09/2020	156,307	0	4,868	4,868	0

								$0	$(1,294)	$44,701	$(45,995)

Total Swap Agreements								$650	$(1,379)	$45,474	$(46,203)

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$38	$0	$0	$38	$0	$0	$0	$0	$38	$0	$38
BOA	106	0	0	106	(1,882)	0	0	(1,882)	(1,776)	2,090	314
BPS	2,668	0	370	3,038	(36)	0	(13,285)	(13,321)	(10,283)	11,480	1,197
BRC	93	0	0	93	0	0	(208)	(208)	(115)	215	100
CBK	1,253	0	207	1,460	(666)	(1,108)	0	(1,774)	(314)	734	420
DUB	0	0	0	0	0	(5,069)	(457)	(5,526)	(5,526)	4,407	(1,119)
FBF	0	0	0	0	(246)	0	0	(246)	(246)	266	20
GLM	168	0	0	168	(3)	(3,260)	0	(3,263)	(3,095)	3,492	397
HUS	829	174	196	1,199	(411)	0	0	(411)	788	(850)	(62)
JPM	1,114	0	27,070	28,184	(1,397)	0	(18,058)	(19,455)	8,729	1,180	9,909
MEI	0	0	17,631	17,631	0	0	(14,195)	(14,195)	3,436	11,579	15,015
MSB	0	0	0	0	(34)	0	0	(34)	(34)	0	(34)
MYC	0	7,021	0	7,021	0	(18,146)	0	(18,146)	(11,125)	11,284	159
MYI	128	149	0	277	0	0	0	0	277	(360)	(83)
NGF	23	0	0	23	0	0	0	0	23	(8,017)	(7,994)
RYL	0	0	0	0	(88)	0	0	(88)	(88)	(230)	(318)
SCX	1,095	168	0	1,263	(1,755)	(151)	0	(1,906)	(643)	596	(47)
SOG	76	0	0	76	(114)	0	0	(114)	(38)	0	(38)
SSB	299	0	0	299	(7)	0	0	(7)	292	(230)	62
TOR	9	0	0	9	0	0	0	0	9	0	9
UAG	153	0	0	153	(161)	0	0	(161)	(8)	0	(8)

Total Over the Counter	$8,052	$7,512	$45,474	$61,038	$(6,800)	$(27,734)	$(46,203)	$(80,737)

(o)

Securities with an aggregate market value of $50,310 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	103

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	3,215	3,215
Swap Agreements	0	34	0	0	6,323	6,357

	$0	$34	$0	$0	$9,548	$9,582

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,052	$0	$8,052
Purchased Options	0	0	0	491	7,021	7,512
Swap Agreements	0	773	44,701	0	0	45,474

	$0	$773	$44,701	$8,543	$7,021	$61,038

	$0	$807	$44,701	$8,543	$16,569	$70,620

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$284	$0	$4,373	$4,657
Swap Agreements	0	55	0	0	4,353	4,408

	$0	$55	$284	$0	$8,726	$9,065

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,800	$0	$6,800
Written Options	0	0	0	1,259	26,475	27,734
Swap Agreements	0	208	45,995	0	0	46,203

	$0	$208	$45,995	$8,059	$26,475	$80,737

	$0	$263	$46,279	$8,059	$35,201	$89,802

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(450)	$(450)
Written Options	0	0	0	0	1,646	1,646
Futures	0	0	(5,086)	0	25,168	20,082
Swap Agreements	0	(510)	0	0	7,196	6,686

	$0	$(510)	$(5,086)	$0	$33,560	$27,964

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,920	$0	$3,920
Purchased Options	0	0	0	(759)	5,151	4,392
Written Options	0	393	227	5,188	(2,017)	3,791
Swap Agreements	0	(20)	(257,305)	0	0	(257,325)

	$0	$373	$(257,078)	$8,349	$3,134	$(245,222)

	$0	$(137)	$(262,164)	$8,349	$36,694	$(217,258)

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(78)	$(78)
Futures	0	0	(199)	0	(9,520)	(9,719)
Swap Agreements	0	198	0	0	(64,534)	(64,336)

	$0	$198	$(199)	$0	$(74,132)	$(74,133)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$811	$0	$811
Purchased Options	0	0	0	(24)	3,542	3,518
Written Options	0	0	0	(322)	(8,845)	(9,167)
Swap Agreements	0	(439)	(44,880)	0	0	(45,319)

	$0	$(439)	$(44,880)	$465	$(5,303)	$(50,157)

	$0	$(241)	$(45,079)	$465	$(79,435)	$(124,290)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$805	$6,190	$6,995
Corporate Bonds & Notes
Banking & Finance	0	260,041	0	260,041
Industrials	0	104,183	0	104,183
Utilities	0	33,271	0	33,271
Municipal Bonds & Notes
California	0	6,880	0	6,880
Illinois	0	781	0	781
Nebraska	0	124	0	124
Tennessee	0	138	0	138
Texas	0	1,981	0	1,981
Washington	0	3,151	0	3,151
U.S. Government Agencies	0	684,143	0	684,143
U.S. Treasury Obligations	0	1,367,094	0	1,367,094
Non-Agency Mortgage-Backed Securities	0	169,141	0	169,141
Asset-Backed Securities	0	310,966	0	310,966
Sovereign Issues	0	135,163	0	135,163
Preferred Securities
Banking & Finance	0	6,508	0	6,508
Short-Term Instruments
Certificates of Deposit	0	15,322	0	15,322
Repurchase Agreements	0	47,950	0	47,950
Argentina Treasury Bills	0	394	0	394
Japan Treasury Bills	0	88,339	0	88,339

	$0	$3,236,375	$6,190	$3,242,565

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$489,689	$0	$0	$489,689

Total Investments	$489,689	$3,236,375	$6,190	$3,732,254

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(21,484)	$0	$(21,484)
U.S. Government Agencies	0	(10,575)	0	(10,575)

	$0	$(32,059)	$0	$(32,059)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,215	6,367	0	9,582
Over the counter	0	61,038	0	61,038

	$3,215	$67,405	$0	$70,620

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,657)	(4,408)	0	(9,065)
Over the counter	0	(80,737)	0	(80,737)

	$(4,657)	$(85,145)	$0	$(89,802)

Total Financial Derivative Instruments	$(1,442)	$(17,740)	$0	$(19,182)

Totals	$488,247	$3,186,576	$6,190	$3,681,013

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	105

Schedule of Investments PIMCO RAE PLUS International Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~		$486	$484

Klockner-Pentaplast of America, Inc.
6.749% (LIBOR03M + 4.250%) due 06/30/2022 ~		1,773	1,567

Total Loan Participations and Assignments (Cost $2,247)			2,051

CORPORATE BONDS & NOTES 14.5%

BANKING & FINANCE 10.4%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		800	821
4.500% due 05/15/2021		300	307

Air Lease Corp.
4.250% due 02/01/2024		900	923

American International Group, Inc.
4.125% due 02/15/2024		2,100	2,169

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(i)(j)	EUR	800	874
8.875% due 04/14/2021 •(i)(j)		200	247

Banco Santander S.A.
5.250% due 09/29/2023 •(i)(j)		200	214
6.250% due 09/11/2021 •(i)(j)		400	461

Barclays Bank PLC
10.179% due 06/12/2021		$700	793

Barclays PLC
3.200% due 08/10/2021		2,800	2,802
4.063% (US0003M + 1.380%) due 05/16/2024 ~		900	874
4.610% due 02/15/2023 •		400	409
6.500% due 09/15/2019 •(i)(j)	EUR	600	681
8.000% due 12/15/2020 •(i)(j)		400	484

Blackstone CQP Holdco LP
6.500% due 03/20/2021		$1,400	1,400

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)(j)	EUR	400	466
6.625% due 06/29/2021 •(i)(j)		200	245
6.875% due 03/19/2020 (j)		400	478

Crown Castle International Corp.
4.300% due 02/15/2029		$1,250	1,290

Deutsche Bank AG
3.869% (US0003M + 1.230%) due 02/27/2023 ~		900	864
4.250% due 10/14/2021		2,500	2,514

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		474	481

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	354

FCE Bank PLC
1.875% due 06/24/2021		100	113

Ford Motor Credit Co. LLC
3.168% (US0003M + 0.430%) due 11/02/2020 ~		$400	391
3.528% due 08/12/2019 •		2,500	2,499
3.532% (US0003M + 0.930%) due 09/24/2020 ~		400	398
3.605% (US0003M + 0.810%) due 04/05/2021 ~		400	391
5.345% (US0003M + 2.550%) due 01/07/2021 ~		500	505
5.935% (US0003M + 3.140%) due 01/07/2022 ~		200	204

General Motors Financial Co., Inc.
3.838% (US0003M + 1.100%) due 11/06/2021 ~		300	298
4.064% (US0003M + 1.270%) due 10/04/2019 ~		843	846

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		1,000	1,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hospitality Properties Trust
5.000% due 08/15/2022		$800	$829

HSBC Holdings PLC
3.400% due 03/08/2021		700	706
4.295% (US0003M + 1.500%) due 01/05/2022 ~		600	613
4.300% due 03/08/2026		500	520
4.750% due 07/04/2029 •(i)(j)	EUR	300	330
4.875% due 01/14/2022		$900	947
5.875% due 09/28/2026 •(i)(j)	GBP	200	263
6.500% due 03/23/2028 •(i)(j)		$300	297

JPMorgan Chase & Co.
6.221% (US0003M + 3.470%) due 04/30/2019 ~(i)		400	403

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(i)(j)	GBP	2,200	2,872

Nationwide Building Society
4.363% due 08/01/2024 •		$300	305

Navient Corp.
5.875% due 03/25/2021		100	104
8.000% due 03/25/2020		200	208

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)		1,300	1,328

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		200	198

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	350	459

UBS AG
7.625% due 08/17/2022 (j)		$1,200	1,321

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		200	200
3.634% (US0003M + 0.950%) due 08/15/2023 ~		200	199
4.125% due 09/24/2025		200	207

UniCredit SpA
7.830% due 12/04/2023		1,150	1,282

Wells Fargo & Co.
3.974% (US0003M + 1.230%) due 10/31/2023 ~		200	203
6.381% (US0003M + 3.770%) due 06/15/2019 ~(i)		300	302

			40,902

INDUSTRIALS 2.9%

AbbVie, Inc.
2.900% due 11/06/2022		800	799

Activision Blizzard, Inc.
2.600% due 06/15/2022		700	694

Allergan Sales LLC
5.000% due 12/15/2021		500	521

BAT Capital Corp.
2.764% due 08/15/2022		800	788

Charter Communications Operating LLC
4.464% due 07/23/2022		900	932
4.908% due 07/23/2025		800	844

Daimler Finance North America LLC
3.400% due 02/22/2022		1,000	1,010

Danone S.A.
2.077% due 11/02/2021		200	196

Dell International LLC
4.420% due 06/15/2021		600	616

EQT Corp.
2.500% due 10/01/2020		100	99

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~		200	199

Georgia-Pacific LLC
5.400% due 11/01/2020		200	208

Imperial Brands Finance PLC
2.950% due 07/21/2020		600	598

Interpublic Group of Cos., Inc.
4.000% due 03/15/2022		500	511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021	$200	$209

Komatsu Finance America, Inc.
2.118% due 09/11/2020	200	197

Kraft Heinz Foods Co.
3.500% due 06/06/2022	800	809
5.200% due 07/15/2045	100	97

Micron Technology, Inc.
5.327% due 02/06/2029	400	412

Penske Truck Leasing Co. LP
3.900% due 02/01/2024	300	304

SASOL Financing USA LLC
5.875% due 03/27/2024	200	212

TTX Co.
2.600% due 06/15/2020	250	249

United Technologies Corp.
3.100% due 06/01/2022	600	604

Wabtec Corp.
4.400% due 03/15/2024	500	509

		11,617

UTILITIES 1.2%

AT&T, Inc.
3.777% (US0003M + 1.180%) due 06/12/2024 ~	500	496

Baltimore Gas & Electric Co.
3.500% due 11/15/2021	100	102

BG Energy Capital PLC
4.000% due 10/15/2021	300	308

Duke Energy Corp.
3.050% due 08/15/2022	500	504
3.550% due 09/15/2021	300	305

Entergy Corp.
5.125% due 09/15/2020	100	102

NextEra Energy Capital Holdings, Inc.
4.500% due 06/01/2021	600	619

Petrobras Global Finance BV
5.299% due 01/27/2025	106	108

Telstra Corp. Ltd.
4.800% due 10/12/2021	500	521

Transocean Poseidon Ltd.
6.875% due 02/01/2027	1,300	1,355

Verizon Communications, Inc.
3.784% (US0003M + 1.100%) due 05/15/2025 ~	400	400

		4,820

Total Corporate Bonds & Notes (Cost $56,622)		57,339

MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	6	6

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	500	605

		611

OHIO 0.1%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	348

Total Municipal Bonds & Notes (Cost $898)		959

U.S. GOVERNMENT AGENCIES 20.3%

Fannie Mae
0.000% due 08/25/2039 (b)(f)	918	850
2.816% due 04/25/2037 •	9	9
2.836% due 07/25/2037 •	18	18
3.010% due 10/25/2040	57	58
3.565% due 03/25/2037 •(a)	485	65

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.610% due 04/25/2037	$1,275	$178
3.665% due 11/25/2039 •(a)	237	34
3.852% due 11/25/2040 •	4	4
3.895% due 03/25/2037 •(a)	618	86
3.910% due 05/25/2037	1,613	242
4.300% due 04/25/2037	2,816	542
4.715% due 02/25/2037 •(a)	266	39
5.000% due 08/01/2033	57	62
5.165% due 07/25/2033 •(a)	149	25
5.500% due 03/01/2028	12	13

Fannie Mae, TBA
3.500% due 05/01/2049	36,400	36,880
4.000% due 05/01/2049	35,500	36,490

Freddie Mac
2.784% due 05/15/2037 •	18	18
4.086% due 09/15/2036 •(a)	482	72
5.000% due 04/15/2041	1,624	1,893
5.500% due 03/15/2034	290	318
5.749% due 02/15/2041 •	3	4
5.893% due 02/15/2040 •	169	203
7.082% due 09/15/2041 •	602	793

Ginnie Mae, TBA
5.000% due 05/01/2049	1,300	1,357

Total U.S. Government Agencies (Cost $80,040)		80,253

U.S. TREASURY OBLIGATIONS 41.1%

U.S. Treasury Bonds
3.000% due 08/15/2048	200	208
3.000% due 02/15/2049 (m)	5,200	5,399
3.125% due 05/15/2048	560	595
4.625% due 02/15/2040	1,500	1,974

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2021 (o)	2,230	2,213
0.125% due 04/15/2022 (o)	12,006	11,886
0.125% due 07/15/2022 (o)	1,532	1,525
0.250% due 01/15/2025	478	474
0.375% due 01/15/2027	625	620
0.500% due 01/15/2028	102	102
0.750% due 07/15/2028	6,919	7,079
0.875% due 01/15/2029	4,187	4,325
1.000% due 02/15/2048	4,287	4,389
1.750% due 01/15/2028	1,081	1,195
2.000% due 01/15/2026	4,058	4,480
2.375% due 01/15/2025 (q)	29,309	32,569
2.375% due 01/15/2027	2,746	3,142

U.S. Treasury Notes
1.375% due 09/30/2020 (q)	200	197
1.375% due 10/31/2020 (q)	100	99
1.750% due 12/31/2020 (q)	200	198
2.000% due 11/30/2020 (q)	100	99
2.000% due 12/31/2021 (o)(q)	34,500	34,306
2.125% due 08/31/2020 (q)	100	100
2.625% due 02/15/2029	40,900	41,701
2.750% due 05/31/2023 (o)(q)	2,200	2,246
2.875% due 08/15/2028	1,000	1,040

Total U.S. Treasury Obligations (Cost $160,000)		162,161

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%

American Home Mortgage Assets Trust
3.317% due 11/25/2046 •	11,218	5,730

American Home Mortgage Investment Trust
4.685% due 02/25/2045 •	187	190

Banc of America Funding Trust
4.637% due 06/20/2037 ^~	128	124
6.000% due 08/25/2036 ^	77	75

Banc of America Mortgage Trust
4.390% due 06/25/2034 ~	63	63
4.476% due 05/25/2033 ~	112	115
4.634% due 01/25/2035 ~	49	47
4.821% due 02/25/2034 ~	49	49

Bear Stearns Adjustable Rate Mortgage Trust
4.247% due 02/25/2036 ^~	730	689
4.910% due 02/25/2036 •	34	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
2.806% due 01/25/2047 ^•	$311	$325

Chase Mortgage Finance Trust
4.349% due 01/25/2036 ^~	61	60

ChaseFlex Trust
2.786% due 07/25/2037 •	3,685	3,353

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.716% due 05/25/2036 •	899	865

Citigroup Mortgage Loan Trust
4.820% due 10/25/2035 •	112	114
4.970% due 10/25/2035 ^•	181	184

Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •	172	175

CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^	393	368
6.000% due 06/25/2037 ^	501	489

Countrywide Alternative Loan Trust
2.698% due 09/20/2046 •	134	106
2.786% due 08/25/2035 •	2,074	2,000
3.006% due 12/25/2035 •	50	50
3.088% due 11/20/2035 •	406	386
3.797% due 08/25/2035 •	175	175
3.877% due 01/25/2036 •	582	585
6.000% due 08/25/2036 ^•	318	276

Countrywide Home Loan Mortgage Pass-Through Trust
3.086% due 05/25/2035 •	335	309
3.146% due 02/25/2035 •	34	34
4.224% due 10/20/2034 ~	108	100
5.750% due 05/25/2037 ^	32	27

Credit Suisse First Boston Mortgage Securities Corp.
4.315% due 09/25/2034 ~	125	125

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	106	98

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.986% due 02/25/2035 •	485	478

First Horizon Alternative Mortgage Securities Trust
3.774% due 12/25/2035 ~	253	228

GS Mortgage Securities Trust
5.162% due 12/10/2043 ~	1,585	1,639

GSR Mortgage Loan Trust
3.980% due 04/25/2032 •	66	60
4.329% due 07/25/2035 ~	52	52
4.413% due 09/25/2035 ~	258	261
4.437% due 12/25/2034 ~	60	60
4.460% due 11/25/2035 ~	78	78
4.466% due 11/25/2035 ~	189	192
5.500% due 01/25/2037	231	247

HarborView Mortgage Loan Trust
4.397% due 10/19/2035 •	2,138	1,668

Impac Secured Assets CMN Owner Trust
4.299% due 07/25/2035 ~	227	196

IndyMac Mortgage Loan Trust
2.676% due 09/25/2046 •	448	403

JPMorgan Mortgage Trust
4.252% due 06/25/2035 ~	36	36
4.329% due 07/25/2035 ~	20	20
4.514% due 07/25/2035 ~	601	612

MASTR Adjustable Rate Mortgages Trust
4.467% due 11/21/2034 ~	75	77

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.344% due 08/15/2032 •	229	222

Merrill Lynch Alternative Note Asset Trust
2.596% due 03/25/2037 •	720	304

Merrill Lynch Mortgage Investors Trust
3.966% due 05/25/2036 ~	462	428
4.185% due 02/25/2033 •	162	160

Morgan Stanley Capital Trust
4.661% due 06/15/2044	250	258

Morgan Stanley Mortgage Loan Trust
4.399% due 06/25/2036 ~	19	20

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~	286	242

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
3.194% due 05/20/2034 •		$129	$126

Structured Adjustable Rate Mortgage Loan Trust
4.095% due 01/25/2035 ~		387	385

Structured Asset Mortgage Investments Trust
2.696% due 04/25/2036 •		302	284

SunTrust Adjustable Rate Mortgage Loan Trust
4.611% due 01/25/2037 ^~		530	497

Thornburg Mortgage Securities Trust
4.044% due 06/25/2047 ^•		1,034	977
4.044% due 06/25/2047 •		122	111

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(c)	GBP	1,100	1,433

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 08/25/2046 •		$294	288
2.756% due 12/25/2045 •		1,128	1,129
3.142% due 12/25/2046 •		131	130
3.147% due 06/25/2047 •		1,168	1,105
4.102% due 08/25/2035 ~		200	202
4.229% due 06/25/2033 ~		255	259

Wells Fargo Mortgage-Backed Securities Trust
4.420% due 05/25/2036 ^~		47	48
5.085% due 02/25/2035 ~		185	190

Total Non-Agency Mortgage-Backed Securities (Cost $30,602)			32,425

ASSET-BACKED SECURITIES 10.7%

Bear Stearns Asset-Backed Securities Trust
2.656% due 03/25/2037 •		4,248	6,019

Centex Home Equity Loan Trust
3.131% due 03/25/2034 •		1,071	1,058

Chase Funding Trust
3.126% due 08/25/2032 •		64	63

Citigroup Mortgage Loan Trust
2.786% due 10/25/2036 •		651	502

Countrywide Asset-Backed Certificates
2.706% due 09/25/2037 ^•		1,534	1,295
2.756% due 03/25/2036 •		1,641	1,504
2.776% due 06/25/2036 •		401	400
2.926% due 04/25/2036 •		4,100	4,100

Countrywide Asset-Backed Certificates Trust
2.646% due 03/25/2037 •		142	141

EMC Mortgage Loan Trust
3.786% due 02/25/2041 •		32	31

GSAA Home Equity Trust
2.586% due 05/25/2037 •		1,046	529
3.660% due 03/25/2036 ~		943	436

MASTR Asset-Backed Securities Trust
5.186% due 07/25/2034 •		1,000	985

Morgan Stanley ABS Capital, Inc. Trust
2.576% due 01/25/2037 •		833	467
2.596% due 03/25/2037 •		3,275	1,692
2.616% due 02/25/2037 •		4,049	2,062
2.701% due 03/25/2037 •		11,109	5,527
3.401% due 03/25/2035 •		1,000	1,003

Morgan Stanley Dean Witter Capital, Inc. Trust
3.466% due 02/25/2033 •		510	509

Navient Private Education Loan Trust
2.884% due 12/16/2058 •		377	377

North Carolina State Education Assistance Authority
3.286% due 07/25/2039 •		1,549	1,544

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •		400	400

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •		128	128

Residential Asset Mortgage Products Trust
2.786% due 03/25/2036 •		1,952	1,912

Securitized Asset-Backed Receivables LLC Trust
2.726% due 07/25/2036 •		1,280	715
3.446% due 01/25/2036 ^•		1,579	1,209

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	155	174

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	107

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
2.636% due 06/25/2037 •		$233	$159

Structured Asset Investment Loan Trust
5.636% due 08/25/2033 •		540	510

Structured Asset Securities Corp. Mortgage Loan Trust
2.696% due 02/25/2037 •		3,954	3,917

Wells Fargo Home Equity Asset-Backed Securities Trust
2.986% due 12/25/2035 •		1,900	1,853
3.431% due 03/25/2035 •		1,100	1,109

Total Asset-Backed Securities (Cost $38,512)			42,330

SOVEREIGN ISSUES 4.5%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		600	349
5.875% due 01/11/2028		600	462
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,101	70
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		23,301	600

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	600	728

Brazil Government International Bond
5.625% due 02/21/2047		$1,100	1,095

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (h)	BRL	3,192	962
6.000% due 05/15/2055 (h)		2,234	719

Israel Government International Bond
4.125% due 01/17/2048		$500	519

Japan Government International Bond
0.000% due 03/10/2028 (h)	JPY	985,498	9,279

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,100	349
6.350% due 08/12/2028		3,900	1,273
8.200% due 08/12/2026		1,600	579

Saudi Government International Bond
4.000% due 04/17/2025		$500	513
5.000% due 04/17/2049		250	259

Total Sovereign Issues (Cost $18,901)			17,756

		SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.1%

ENERGY 0.1%

Dommo Energia S.A. «(d)(k)		2,896,780	$448

Dommo Energia S.A. SP - ADR «(d)		613	12

			460

UTILITIES 0.0%

Eneva S.A. (d)(k)		2,348	11

Eneva S.A. (k)		6,459	31

			42

Total Common Stocks (Cost $116)			502

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%

SL Green Realty Corp.
6.500% due 04/30/2019 (i)		121,300	3,132

Total Preferred Securities (Cost $3,016)			3,132

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.5%

COMMERCIAL PAPER 0.3%

Energy Transfer Partners
3.200% due 04/22/2019		$1,300	1,297

REPURCHASE AGREEMENTS (l) 2.2%
			8,643

ARGENTINA TREASURY BILLS 0.0%
45.799% due 04/12/2019 - 06/28/2019 (e)(f)	ARS	5,375	139

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 2.0%
(0.150)% due 04/15/2019 (f)(g)	JPY	880,000	$7,941

Total Short-Term Instruments (Cost $18,188)			18,020

Total Investments in Securities (Cost $409,142)			416,928

		SHARES
INVESTMENTS IN AFFILIATES 16.9%

SHORT-TERM INSTRUMENTS 16.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.9%

PIMCO Short-Term Floating NAV Portfolio III		6,736,181	66,614

Total Short-Term Instruments (Cost $66,571)			66,614

Total Investments in Affiliates (Cost $66,571)			66,614

Total Investments 122.4% (Cost $475,713)			$483,542

Financial Derivative Instruments (n)(p) (2.5)% (Cost or Premiums, net $1,047)			(10,019)

Other Assets and Liabilities, net (19.9)%			(78,599)

Net Assets 100.0%			$394,924

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$75	$448	0.11%
Eneva S.A.	12/21/2017	10	11	0.00
Eneva S.A.	03/25/2019	31	31	0.01

		$116	$490	0.12%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.500%	03/29/2019	04/01/2019		$5,200	U.S. Treasury Notes 2.000% due 10/31/2022	$(5,309)	$5,200	$5,201
BOS	2.850	03/28/2019	04/04/2019		1,130	U.S. Treasury Notes 3.125% due 11/15/2028	(1,128)	1,130	1,130
MEI	1.710	03/07/2019	04/08/2019	CAD	3,092	Canada Government International Bond 2.750% due 12/01/2048	(2,433)	2,313	2,316

Total Repurchase Agreements							$(8,870)	$8,643	$8,647

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	2.050%	03/29/2019	04/01/2019	$(5,181)	$(5,182)

Total Sale-Buyback Transactions					$(5,182)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.3)%
Fannie Mae, TBA	5.000%	04/01/2049	$	1,300	$(1,363)	$(1,375)

U.S. Treasury Obligations (0.3)%
U.S. Treasury Notes	3.125	11/15/2028		1,050	(1,091)	(1,127)

Sovereign Issues (0.6)%
Canadian Government Bond	2.750	12/01/2048	CAD	2,700	(2,304)	(2,427)

Total Short Sales (1.2)%					$(4,758)	$(4,929)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$5,201	$0	$0	$0	$5,201	$(5,309)	$(108)
BOS	1,130	0	0	0	1,130	(1,128)	2
MEI	2,316	0	0	0	2,316	(2,433)	(117)

Master Securities Forward Transaction Agreement
BCY	0	0	(5,182)	(1,127)	(6,309)	5,192	(1,117)
RBC	0	0	0	(2,427)	(2,427)	0	(2,427)

Total Borrowings and Other Financing Transactions	$8,647	$0	$(5,182)	$(3,554)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	109

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(5,182)	$0	$0	$0	$(5,182)

Total Borrowings	$(5,182)	$0	$0	$0	$(5,182)

Payable for sale-buyback financing transactions					$(5,182)

(m)	Securities with an aggregate market value of $5,192 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(33,210) at a weighted average interest rate of 1.818%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $31 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$111.000	05/24/2019	233	$	233	$2	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	109		109	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.000	05/24/2019	111		111	1	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	411		822	3	1

Total Purchased Options						$7	$1

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	09/2020	287	$70,200	$535	$0	$(57)
Euro-Bobl June Futures	06/2019	98	14,636	124	4	(18)
U.S. Treasury 2-Year Note June Futures	06/2019	612	130,413	90	0	(116)
U.S. Treasury 5-Year Note June Futures	06/2019	352	40,772	385	0	(80)
U.S. Treasury 10-Year Note June Futures	06/2019	717	89,065	906	0	(216)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	73	12,264	403	0	(27)

				$2,443	$4	$(514)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	422	$	(103,237)	$(349)	$79	$0
90-Day Eurodollar March Futures	03/2020	1,246		(304,289)	(1,949)	234	0
90-Day Eurodollar September Futures	09/2021	287		(70,222)	(586)	43	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	37		(52)	(15)	10	0
Euro-Bund 10-Year Bond June Futures	06/2019	9		(1,679)	(19)	3	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	37		(17)	9	0	(1)
U.S. Treasury 30-Year Bond June Futures	06/2019	242		(36,217)	(835)	82	(2)

					$(3,744)	$451	$(3)

Total Futures Contracts					$(1,301)	$455	$(517)

110	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Sprint Communications, Inc.	5.000%	Quarterly	12/20/2019	0.507%	$2,500	$241	$(155)	$86	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$6,076	$(435)	$20	$(415)	$0	$(22)
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023	25,200	(489)	(16)	(505)	0	(18)

					$(924)	$4	$(920)	$0	$(40)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	16,600	$(38)	$(224)	$(262)	$1	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	2,700	(51)	249	198	0	(31)
Receive(6)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	21,900	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		15,900	129	(120)	9	2	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		14,200	(118)	27	(91)	9	0
Receive(6)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		3,900	(13)	(12)	(25)	3	0
Receive(6)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		7,900	0	7	7	8	0
Pay(6)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		27,200	0	(47)	(47)	0	(34)
Receive(6)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		126,400	35	(971)	(936)	60	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		27,800	0	855	855	0	(58)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		18,000	(191)	641	450	0	(38)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		52,700	81	179	260	0	(44)
Receive(6)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		17,700	0	(250)	(250)	38	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		14,700	21	(649)	(628)	42	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		6,400	0	(275)	(275)	15	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		19,500	1,256	(993)	263	48	0
Receive	3-Month USD-LIBOR	2.085	Semi-Annual	12/18/2025		1,500	17	(1)	16	4	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		500	1	(1)	0	1	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		1,900	(4)	(10)	(14)	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		77,400	1,268	(2,531)	(1,263)	220	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		5,400	304	(272)	32	14	0
Pay(6)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028		27,000	101	924	1,025	0	(15)
Receive(6)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		15,400	(323)	(441)	(764)	39	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		31,700	80	1,848	1,928	6	(68)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		21,300	131	(1,716)	(1,585)	54	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		200	20	(16)	4	1	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		9,000	98	(990)	(892)	30	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	12/14/2048		1,500	0	(161)	(161)	5	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		2,500	0	(276)	(276)	8	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		7,100	(168)	(420)	(588)	24	0
Pay(6)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037	EUR	15,200	(83)	951	868	0	(125)
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		4,000	(61)	(448)	(509)	75	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	144,700	197	887	1,084	6	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		143,700	147	(446)	(299)	0	(15)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		13,200	(638)	118	(520)	0	(2)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		11,200	82	290	372	0	(1)
Receive(6)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		300	(3)	(16)	(19)	1	0
Receive(6)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		9,200	(146)	(426)	(572)	20	0
Receive(6)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		7,700	(70)	(354)	(424)	23	0
Receive(6)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		2,700	0	(164)	(164)	8	0
Pay(6)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	13,250,000	358	564	922	47	0
Receive(6)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		5,280,000	(72)	(708)	(780)	0	(39)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		1,080,000	2	143	145	8	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		6,360,000	608	650	1,258	53	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		110,000	0	(83)	(83)	0	(6)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		290,000	19	(187)	(168)	0	(16)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		140,000	1	(102)	(101)	0	(8)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,905,000	(214)	(1,025)	(1,239)	0	(107)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		400,000	367	(368)	(1)	0	(45)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	111

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Receive	CPTFEMU	1.710%	Maturity	03/15/2033	EUR	1,300	$(2)	$(97)	$(99)	$4	$0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,000	4	149	153	0	(7)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	3,300	0	22	22	0	(7)
Pay	UKRPI	3.593	Maturity	11/15/2028		800	0	19	19	0	(2)
Pay	UKRPI	3.595	Maturity	11/15/2028		3,800	43	51	94	0	(7)
Pay	UKRPI	3.603	Maturity	11/15/2028		600	0	16	16	0	(1)

							$3,175	$(6,210)	$(3,035)	$878	$(676)

Total Swap Agreements							$2,492	$(6,361)	$(3,869)	$879	$(716)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$455	$890	$1,346	$0	$(517)	$(716)	$(1,233)

(o)

Securities with an aggregate market value of $6,305 and cash of $2,425 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled Variation margin asset of $11 for closed swap agreements is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	4,820		$3,567	$6	$0

BOA	04/2019	JPY	77,700		703	2	0
	04/2019		$11	ARS	445	0	(1)
	04/2019		10,851	EUR	9,641	0	(36)
	05/2019	EUR	9,641		$10,879	36	0
	05/2019		$3,615	ZAR	48,858	0	(244)

BPS	04/2019	ARS	16,744		$426	40	0
	04/2019	JPY	1,139,400		10,509	232	(13)
	04/2019		$386	ARS	16,744	1	0
	04/2019		2,101	CNH	14,120	0	0
	05/2019	ARS	2,420		$52	0	(1)

112	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2019	CAD	3,092		$2,307	$0	$(9)
	06/2019	TWD	138,839		4,517	5	0

BRC	04/2019	JPY	472,200		4,271	11	0

CBK	04/2019	AUD	244		174	0	0
	04/2019	BRL	9,071		2,328	11	0
	04/2019	GBP	5,817		7,664	88	0
	04/2019	JPY	86,100		782	5	0
	04/2019	MXN	2,965		156	4	0
	04/2019		$2,363	BRL	9,071	0	(46)
	04/2019		217	EUR	191	0	(3)
	04/2019		10,389	JPY	1,146,000	0	(49)
	05/2019	BRL	7,381		$1,906	25	0
	05/2019	JPY	1,146,000		10,418	46	0
	05/2019		$218	EUR	194	0	0
	05/2019		155	MXN	2,965	0	(4)
	06/2019	EUR	457	TRY	2,953	0	(17)
	06/2019	TRY	3,582	EUR	553	20	0

GLM	04/2019	ARS	14,324		$331	0	0
	04/2019	CNY	57,344		8,224	0	(312)
	04/2019		$333	ARS	14,324	1	(4)
	05/2019	ARS	10,886		$238	0	(2)
	05/2019		$20	ARS	865	0	(1)
	06/2019	KRW	1,214,173		$1,083	14	0

HUS	04/2019	AUD	352		251	1	0
	04/2019	CNH	71,265		10,606	6	0
	04/2019		$20	ARS	908	0	0
	04/2019		8,535	CNY	57,344	1	0
	04/2019		154	MXN	2,965	0	(1)
	05/2019		214	ARS	9,190	0	(12)
	06/2019	CNY	57,344		$8,527	1	0
	06/2019		$10,603	CNH	71,265	0	(6)
	11/2019		5,371		36,393	35	0
	01/2021	BRL	970		$150	0	(83)

IND	05/2019	CAD	6,584		4,977	44	0

JPM	04/2019	BRL	9,071		2,408	91	0
	04/2019	EUR	9,832		11,223	194	0
	04/2019	GBP	506		668	9	0
	04/2019	JPY	203,200		1,833	4	(4)
	04/2019		$2,328	BRL	9,071	0	(11)
	05/2019		2,291	CAD	3,061	2	0
	05/2019		4,164	NOK	35,900	5	0
	11/2019	CNH	21,216		$3,033	0	(118)

MSB	06/2019	EUR	96	TRY	623	0	(4)

MYI	04/2019	JPY	113,900		$1,030	0	0
	05/2019	ZAR	48,476		3,402	57	0

RYL	04/2019		$8,194	CNH	57,145	306	0

SCX	04/2019	JPY	113,900		$1,032	4	0
	04/2019		$8,371	GBP	6,323	0	(136)
	05/2019	GBP	6,323		$8,384	135	0
	06/2019	HKD	1,920		246	0	0
	11/2019	CNH	15,177		2,168	0	(86)

SOG	04/2019		$325	TRY	1,770	0	(14)

TOR	04/2019	JPY	47,400		$428	0	0

Total Forward Foreign Currency Contracts						$1,442	$(1,217)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	5,765	$24	$22

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	4,929	20	19

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	4,205	35	22

						$79	$63

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	113

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	42,400	$339	$482
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	43,400	255	346
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	13,500	543	69
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	3,100	151	36

							$1,288	$933

Total Purchased Options							$1,367	$996

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	2,838	$(47)	$(143)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	8,410	(37)	(19)

						$(84)	$(162)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	58,200	$(279)	$(499)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	35,600	(173)	(320)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	122,100	(574)	(1,102)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	97,800	(542)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	22,400	(339)	(502)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	22,900	(254)	(362)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	3,100	(95)	(14)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	3,100	(56)	(5)

							$(2,312)	$(2,819)

Total Written Options							$(2,396)	$(2,981)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	425	$79	$(30)	$49	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		200	37	(14)	23	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		200	38	(15)	23	0

								$154	$(59)	$95	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$400	$1	$0	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$2,757	$(576)	$377	$0	$(199)

114	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	9,800	$(2)	$(17)	$0	$(19)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MEI	Receive	ERADXULT Index	85,107	3.172% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/11/2019	$152,057	$0	$(1,508)	$0	$(1,508)

	Receive	ERADXULT Index	34,686	3.026% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/18/2020	62,285	0	(893)	0	(893)

SOG	Receive	ERADXULT Index	68,950	3.139% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/10/2019	124,986	0	(4,963)	0	(4,963)

	Receive	ERADXULT Index	34,686	2.996% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/22/2020	62,279	0	(886)	0	(886)

								$0	$(8,250)	$0	$(8,250)

Total Swap Agreements								$(423)	$(7,949)	$96	$(8,468)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$6	$0	$0	$6	$0	$0	$0	$0	$6	$0	$6
BOA	38	0	0	38	(281)	0	(199)	(480)	(442)	277	(165)
BPS	278	0	49	327	(23)	0	0	(23)	304	(232)	72
BRC	11	0	0	11	0	0	0	0	11	0	11
CBK	199	0	23	222	(119)	(143)	0	(262)	(40)	0	(40)
DUB	0	0	0	0	0	(499)	0	(499)	(499)	321	(178)
GLM	15	0	0	15	(319)	(320)	(19)	(658)	(643)	492	(151)
HUS	44	22	24	90	(102)	0	0	(102)	(12)	0	(12)
IND	44	0	0	44	0	0	0	0	44	0	44
JPM	305	0	0	305	(133)	0	0	(133)	172	0	172
MEI	0	0	0	0	0	0	(2,401)	(2,401)	(2,401)	3,301	900
MSB	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
MYC	0	933	0	933	0	(2,000)	0	(2,000)	(1,067)	930	(137)
MYI	57	19	0	76	0	0	0	0	76	0	76
NGF	0	0	0	0	0	0	0	0	0	(580)	(580)
RYL	306	0	0	306	0	0	0	0	306	(260)	46
SCX	139	22	0	161	(222)	(19)	0	(241)	(80)	266	186
SOG	0	0	0	0	(14)	0	(5,849)	(5,863)	(5,863)	6,699	836

Total Over the Counter	$1,442	$996	$96	$2,534	$(1,217)	$(2,981)	$(8,468)	$(12,666)

(q)

Securities with an aggregate market value of $12,503 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	115

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	455	455
Swap Agreements	0	12	0	0	878	890

	$0	$12	$0	$0	$1,334	$1,346

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,442	$0	$1,442
Purchased Options	0	0	0	63	933	996
Swap Agreements	0	96	0	0	0	96

	$0	$96	$0	$1,505	$933	$2,534

	$0	$108	$0	$1,505	$2,267	$3,880

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$517	$517
Swap Agreements	0	40	0	0	676	716

	$0	$40	$0	$0	$1,193	$1,233

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,217	$0	$1,217
Written Options	0	0	0	162	2,819	2,981
Swap Agreements	0	199	8,250	0	19	8,468

	$0	$199	$8,250	$1,379	$2,838	$12,666

	$0	$239	$8,250	$1,379	$4,031	$13,899

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(54)	$(54)
Written Options	0	0	0	0	252	252
Futures	0	0	(200)	0	4,209	4,009
Swap Agreements	0	(549)	0	0	2,173	1,624

	$0	$(549)	$(200)	$0	$6,580	$5,831

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,067	$0	$1,067
Purchased Options	0	0	0	38	(1,637)	(1,599)
Written Options	0	38	0	122	66	226
Swap Agreements	0	107	13,397	0	0	13,504

	$0	$145	$13,397	$1,227	$(1,571)	$13,198

	$0	$(404)	$13,197	$1,227	$5,009	$19,029

116	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	(110)	(110)
Swap Agreements	0	(152)	0	0	(7,147)	(7,299)

	$0	$(152)	$0	$0	$(7,254)	$(7,406)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$162	$0	$162
Purchased Options	0	0	0	12	2,141	2,153
Written Options	0	0	0	(99)	(1,227)	(1,326)
Swap Agreements	0	(128)	(25,846)	0	(39)	(26,013)

	$0	$(128)	$(25,846)	$75	$875	$(25,024)

	$0	$(280)	$(25,846)	$75	$(6,379)	$(32,430)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,051	$0	$2,051
Corporate Bonds & Notes
Banking & Finance	0	40,902	0	40,902
Industrials	0	11,617	0	11,617
Utilities	0	4,820	0	4,820
Municipal Bonds & Notes
Illinois	0	611	0	611
Ohio	0	348	0	348
U.S. Government Agencies	0	80,253	0	80,253
U.S. Treasury Obligations	0	162,161	0	162,161
Non-Agency Mortgage-Backed Securities	0	32,425	0	32,425
Asset-Backed Securities	0	42,330	0	42,330
Sovereign Issues	0	17,756	0	17,756
Common Stocks
Energy	0	0	460	460
Utilities	11	31	0	42
Preferred Securities
Banking & Finance	3,132	0	0	3,132
Short-Term Instruments
Commercial Paper	0	1,297	0	1,297
Repurchase Agreements	0	8,643	0	8,643
Argentina Treasury Bills	0	139	0	139
Japan Treasury Bills	0	7,941	0	7,941

	$3,143	$413,325	$460	$416,928

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$66,614	$0	$0	$66,614

Total Investments	$69,757	$413,325	$460	$483,542

Short Sales, at Value - Liabilities
Sovereign Issues	0	(2,427)	0	(2,427)
U.S. Government Agencies	0	(1,375)	0	(1,375)
U.S. Treasury Obligations	0	(1,127)	0	(1,127)

	$0	$(4,929)	$0	$(4,929)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	455	880	0	1,335
Over the counter	0	2,534	0	2,534

	$455	$3,414	$0	$3,869

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(517)	(716)	0	(1,233)
Over the counter	0	(12,666)	0	(12,666)

	$(517)	$(13,382)	$0	$(13,899)

Total Financial Derivative Instruments	$(62)	$(9,968)	$0	$(10,030)

Totals	$69,695	$398,428	$460	$468,583

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	117

Schedule of Investments PIMCO RAE PLUS Small Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Hilton Worldwide Finance LLC
4.236% (LIBOR03M + 1.750%) due 10/25/2023 ~		$467	$466

Klockner-Pentaplast of America, Inc.
6.749% (LIBOR03M + 4.250%) due 06/30/2022 ~		99	87

Total Loan Participations and Assignments (Cost $565)			553

CORPORATE BONDS & NOTES 13.7%

BANKING & FINANCE 9.2%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		500	513
4.500% due 05/15/2021		350	358

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		100	102

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	200	218
8.875% due 04/14/2021 •(h)(i)		200	247

Banco Santander S.A.
5.250% due 09/29/2023 •(h)(i)		200	214

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$300	326

Barclays PLC
4.063% (US0003M + 1.380%) due 05/16/2024 ~		200	194
4.610% due 02/15/2023 •		200	205
4.972% due 05/16/2029 •		200	207
8.000% due 12/15/2020 •(h)(i)	EUR	300	363

Blackstone CQP Holdco LP
6.500% due 03/20/2021		$100	100

BNP Paribas S.A.
3.500% due 03/01/2023		700	701

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		200	200
3.783% (US0003M + 1.100%) due 05/17/2024 ~		400	402

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	300	349
6.625% due 06/29/2021 •(h)(i)		200	245

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$250	252

Crown Castle International Corp.
4.300% due 02/15/2029		400	413

Deutsche Bank AG
3.869% (US0003M + 1.230%) due 02/27/2023 ~		300	288
4.250% due 10/14/2021		300	302
5.000% due 02/14/2022		600	614

Discover Bank
4.650% due 09/13/2028		250	262

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	118

Ford Motor Credit Co. LLC
3.528% due 08/12/2019 •		$500	500
3.532% (US0003M + 0.930%) due 09/24/2020 ~		200	199
3.605% (US0003M + 0.810%) due 04/05/2021 ~		400	391
3.919% (US0003M + 1.235%) due 02/15/2023 ~		300	284

General Motors Financial Co., Inc.
3.274% (US0003M + 0.540%) due 11/06/2020 ~		200	198
4.064% (US0003M + 1.270%) due 10/04/2019 ~		300	301

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.229% (US0003M + 1.600%) due 11/29/2023 ~		$500	$512

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		200	200
4.295% (US0003M + 1.500%) due 01/05/2022 ~		200	204
4.300% due 03/08/2026		200	208
6.250% due 03/23/2023 •(h)(i)		200	200

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		200	200
3.662% (US0003M + 0.890%) due 07/23/2024 ~		200	200
3.797% due 07/23/2024 •		100	103
6.221% (US0003M + 3.470%) due 04/30/2019 ~(h)		100	101

Lloyds Banking Group PLC
4.050% due 08/16/2023		200	204

Nationwide Building Society
4.363% due 08/01/2024 •		200	203
6.875% due 06/20/2019 •(h)(i)	GBP	300	393

Nissan Motor Acceptance Corp.
2.550% due 03/08/2021		$500	492
2.650% due 07/13/2022		100	98
3.150% due 03/15/2021		200	199
3.287% due 09/28/2022 •		100	98
3.447% (US0003M + 0.650%) due 07/13/2022 ~		100	98

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •		200	208
7.500% due 08/10/2020 •(h)(i)		200	204
8.625% due 08/15/2021 •(h)(i)		200	214

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		200	206

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	30	39

UBS AG
5.125% due 05/15/2024 (i)		$200	205

UBS Group Funding Switzerland AG
3.634% (US0003M + 0.950%) due 08/15/2023 ~		200	199

UniCredit SpA
7.830% due 12/04/2023		350	390

WPC Eurobond BV
2.250% due 04/09/2026	EUR	200	230

			14,775

INDUSTRIALS 3.3%

AbbVie, Inc.
2.900% due 11/06/2022		$200	200

BAT Capital Corp.
2.764% due 08/15/2022		100	98
3.564% (US0003M + 0.880%) due 08/15/2022 ~		100	100

Campbell Soup Co.
3.650% due 03/15/2023		200	203

Charter Communications Operating LLC
4.386% (US0003M + 1.650%) due 02/01/2024 ~		300	301
4.464% due 07/23/2022		200	207
4.908% due 07/23/2025		200	211

CNPC General Capital Ltd.
2.750% due 05/14/2019		200	200

Conagra Brands, Inc.
3.511% (US0003M + 0.750%) due 10/22/2020 ~		100	100

Daimler Finance North America LLC
3.403% (US0003M + 0.670%) due 11/05/2021 ~		150	150

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		$100	$100

HCA, Inc.
5.875% due 03/15/2022		500	537

Huntsman International LLC
5.125% due 11/15/2022		300	314

INEOS Finance PLC
2.125% due 11/15/2025	EUR	200	217

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	209

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		100	100

Micron Technology, Inc.
5.327% due 02/06/2029		200	206

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		200	195

Pernod Ricard S.A.
4.450% due 01/15/2022		300	312

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		30	30

Southern Co.
2.350% due 07/01/2021		200	198

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~		100	100

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~		300	299

United Technologies Corp.
3.650% due 08/16/2023		100	103

Wabtec Corp.
4.400% due 03/15/2024		200	203

Woodside Finance Ltd.
4.600% due 05/10/2021		100	102

			5,295

UTILITIES 1.2%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		400	402
3.737% (US0003M + 0.950%) due 07/15/2021 ~		300	304
3.777% (US0003M + 1.180%) due 06/12/2024 ~		200	198

BellSouth LLC
4.333% due 04/26/2021		400	400

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		100	100

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~		100	99

Southern California Edison Co.
3.650% due 03/01/2028		200	197
3.700% due 08/01/2025		200	199

Verizon Communications, Inc.
3.784% (US0003M + 1.100%) due 05/15/2025 ~		100	100

			1,999

Total Corporate Bonds & Notes (Cost $21,808)			22,069

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		50	56
7.750% due 01/01/2042		15	16

Total Municipal Bonds & Notes (Cost $64)			72

118	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 19.4%

Fannie Mae
3.500% due 03/01/2048	$1,417	$1,440

Fannie Mae, TBA
3.500% due 05/01/2049	9,748	9,877
4.000% due 05/01/2049	18,400	18,913

Freddie Mac
5.000% due 04/15/2041	400	466
5.500% due 03/15/2034	201	220

Ginnie Mae, TBA
5.000% due 05/01/2049	400	418

Total U.S. Government Agencies (Cost $31,169)		31,334

U.S. TREASURY OBLIGATIONS 36.9%

U.S. Treasury Bonds
3.000% due 08/15/2048	200	208
3.000% due 02/15/2049	2,000	2,077
4.375% due 05/15/2040	300	382
4.625% due 02/15/2040	300	395

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2021	425	422
0.125% due 01/15/2022	778	772
0.125% due 04/15/2022	1,759	1,742
0.125% due 07/15/2022	1,204	1,198
0.250% due 01/15/2025	2,869	2,841
0.375% due 01/15/2027	1,563	1,550
0.375% due 07/15/2027	514	511
0.500% due 01/15/2028	102	102
0.750% due 07/15/2028	4,011	4,104
0.875% due 01/15/2029	1,695	1,751
1.000% due 02/15/2048	1,225	1,254
1.750% due 01/15/2028	481	531
2.375% due 01/15/2027	6,490	7,425

U.S. Treasury Notes
1.375% due 09/30/2020	3,600	3,548
1.375% due 10/31/2020	1,900	1,872
1.500% due 08/15/2026 (o)	800	755
1.750% due 12/31/2020	5,800	5,745
2.000% due 11/30/2020 (m)(o)	1,050	1,044
2.000% due 11/15/2026 (o)	300	293
2.125% due 08/31/2020 (o)	3,000	2,991
2.250% due 08/15/2027 (o)	500	496
2.625% due 02/15/2029	15,300	15,600

Total U.S. Treasury Obligations (Cost $58,980)		59,609

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

Banc of America Mortgage Trust
4.634% due 01/25/2035 ~	52	50
4.821% due 02/25/2034 ~	36	37

Bear Stearns Adjustable Rate Mortgage Trust
4.910% due 02/25/2036 •	33	34

Bear Stearns ALT-A Trust
2.826% due 12/25/2046 ^•	43	44
5.280% due 11/25/2035 ^~	603	566

Chase Mortgage Finance Trust
6.000% due 11/25/2036 ^	164	115

ChaseFlex Trust
2.786% due 07/25/2037 •	405	369

Citigroup Mortgage Loan Trust
4.455% due 08/25/2035 ^~	73	56
4.820% due 10/25/2035 •	18	18

Citigroup Mortgage Loan Trust, Inc.
4.483% due 08/25/2035 ~	22	22

Countrywide Alternative Loan Trust
2.606% due 12/25/2046 •	375	357
2.656% due 11/25/2036 •	467	452
2.718% due 05/20/2046 ^•	35	29
3.088% due 11/20/2035 •	60	57
3.797% due 08/25/2035 •	29	29
3.877% due 01/25/2036 •	125	125

Countrywide Home Loan Mortgage Pass-Through Trust
2.946% due 05/25/2035 •	156	143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.146% due 02/25/2035 •		$34	$34
3.923% due 08/25/2034 ~		60	59
4.224% due 10/20/2034 ~		210	194

Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 07/25/2020		6	6

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^		126	107

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.986% due 02/25/2035 •		417	411

Downey Savings & Loan Association Mortgage Loan Trust
2.672% due 10/19/2036 •		157	138

First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		73	62

GSR Mortgage Loan Trust
4.460% due 11/25/2035 ~		57	57
4.466% due 11/25/2035 ~		32	32
5.500% due 01/25/2037		213	228

JPMorgan Mortgage Trust
4.514% due 07/25/2035 ~		301	304

Luminent Mortgage Trust
2.726% due 04/25/2036 •		309	262

Morgan Stanley Mortgage Loan Trust
4.399% due 06/25/2036 ~		18	18

Morgan Stanley Re-REMIC Trust
3.439% due 02/26/2037 •		221	194
5.250% due 05/26/2037 ~		215	181

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2036 ^		149	136

Structured Adjustable Rate Mortgage Loan Trust
2.786% due 08/25/2036 ^•		373	294

Structured Asset Mortgage Investments Trust
2.716% due 02/25/2036 ^•		779	754

Thornburg Mortgage Securities Trust
4.044% due 06/25/2047 ^•		331	309
4.044% due 06/25/2047 •		11	10

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	500	651

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 08/25/2046 •		$294	288
2.766% due 11/25/2045 •		48	47
3.628% due 06/25/2037 ^~		102	97

Wells Fargo Mortgage-Backed Securities Trust
4.758% due 11/25/2036 ^~		50	50

Total Non-Agency Mortgage-Backed Securities (Cost $6,462)			7,426

ASSET-BACKED SECURITIES 4.1%

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •		180	182

Countrywide Asset-Backed Certificates
2.926% due 04/25/2036 •		300	300

EMC Mortgage Loan Trust
3.386% due 05/25/2043 •		52	51

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		200	199

Exeter Automobile Receivables Trust
3.200% due 04/15/2022		1,053	1,055

GLS Auto Receivables Issuer Trust
3.370% due 01/17/2023		480	481

GSAMP Trust
2.616% due 12/25/2046 •		270	177
2.656% due 12/25/2036 •		2,057	1,205
2.716% due 01/25/2037 •		200	172

HSI Asset Securitization Corp. Trust
2.666% due 04/25/2037 •		1,219	1,028

Long Beach Mortgage Loan Trust
2.710% due 02/25/2036 •		346	336

Morgan Stanley ABS Capital, Inc. Trust
2.701% due 03/25/2037 •		1,317	655

Morgan Stanley Dean Witter Capital, Inc. Trust
3.466% due 02/25/2033 •		429	428

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
2.656% due 11/25/2036 •		$196	$83

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •		200	200

Santander Drive Auto Receivables Trust
2.629% due 11/15/2019		40	40

Securitized Asset-Backed Receivables LLC Trust
2.726% due 07/25/2036 •		61	34

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	55	61

Total Asset-Backed Securities (Cost $6,224)			6,687

SOVEREIGN ISSUES 3.4%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		$400	233
5.875% due 01/11/2028		200	154
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	210	5
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		3,733	96

Brazil Government International Bond
5.625% due 02/21/2047		$200	199

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (g)	BRL	957	289
6.000% due 05/15/2055 (g)		638	205

Japan Government International Bond
0.000% due 03/10/2028 (g)	JPY	382,132	3,598

Peru Government International Bond
5.940% due 02/12/2029	PEN	300	95
6.350% due 08/12/2028		1,150	375
8.200% due 08/12/2026		500	181

Total Sovereign Issues (Cost $5,644)			5,430

		SHARES
COMMON STOCKS 0.1%

ENERGY 0.1%

Dommo Energia S.A. «(c)(j)		1,185,353	183

Dommo Energia S.A. SP - ADR «(c)		253	5

			188

UTILITIES 0.0%

Eneva S.A. (c)(j)		961	5

Eneva S.A. (j)		2,643	12

			17

Total Common Stocks (Cost $47)			205

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.0%

CERTIFICATES OF DEPOSIT 0.5%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$500	501

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		300	300

			801

REPURCHASE AGREEMENTS (k) 4.1%
			6,696

ARGENTINA TREASURY BILLS 0.0%
47.296% due 04/12/2019 - 06/28/2019 (d)(e)	ARS	280	7

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	119

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 2.4%
(0.150)% due 04/15/2019 (e)(f)	JPY	420,000	$3,790

Total Short-Term Instruments (Cost $11,370)			11,294

Total Investments in Securities (Cost $142,333)			144,679

		SHARES
INVESTMENTS IN AFFILIATES 31.0%

SHORT-TERM INSTRUMENTS 31.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.0%

PIMCO Short Asset Portfolio		1,414,048	14,068

PIMCO Short-Term Floating NAV Portfolio III		3,646,341	36,059

Total Short-Term Instruments (Cost $50,192)			50,127

Total Investments in Affiliates (Cost $50,192)			50,127

Total Investments 120.6% (Cost $192,525)			$194,806

Financial Derivative Instruments (l)(n) 0.9% (Cost or Premiums, net $33)			1,426

Other Assets and Liabilities, net (21.5)%			(34,664)

Net Assets 100.0%			$161,568

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017-12/26/2017	$31	$183	0.11%
Eneva S.A.	12/21/2017	16	17	0.01

		$47	$200	0.12%

120	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.850%	03/28/2019	04/04/2019	$	431	U.S. Treasury Notes 3.125% due 11/15/2028	$(430)	$431	$431
FICC	2.000	03/29/2019	04/01/2019		5,580	U.S. Treasury Notes 1.125% due 06/30/2021	(5,694)	5,580	5,581
MEI	1.710	03/07/2019	04/08/2019	CAD	916	Canada Government International Bond 2.750% due 12/01/2048	(721)	685	686

Total Repurchase Agreements							$(6,845)	$6,696	$6,698

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Sovereign Issues (0.4)%
Canadian Government Bond	2.750%	12/01/2048	CAD	800	$(683)	$(719)

U.S. Government Agencies (0.3)%
Fannie Mae, TBA	5.000	04/01/2049	$	400	(419)	(423)

U.S. Treasury Obligations (0.3)%
U.S. Treasury Notes	3.125	11/15/2028		400	(416)	(430)

Total Short Sales (1.0)%					$(1,518)	$(1,572)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$431	$0	$0	$0	$431	$(430)	$1
FICC	5,581	0	0	0	5,581	(5,694)	(113)
MEI	686	0	0	0	686	(721)	(35)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(430)	(430)	0	(430)
RBC	0	0	0	(719)	(719)	0	(719)

Total Borrowings and Other Financing Transactions	$6,698	$0	$0	$(1,149)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(639) at a weighted average interest rate of 0.883%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)	Includes accrued interest.
(2)	Payable for short sales includes $10 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.000	05/24/2019	45	$45	$1	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	110.500	05/24/2019	45	45	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	156	156	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	34	34	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.000	05/24/2019	2	2	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	160	320	1	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.750	05/24/2019	84	84	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	44	44	0	0

Total Purchased Options					$5	$1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	121

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2020	58	$	14,187	$90	$0	$(12)
Euro-Bobl June Futures	06/2019	6		896	8	0	(1)
Euro-Bund 10-Year Bond June Futures	06/2019	14		2,612	10	0	(4)
U.S. Treasury 2-Year Note June Futures	06/2019	156		33,243	(22)	0	(26)
U.S. Treasury 5-Year Note June Futures	06/2019	464		53,744	507	0	(105)
U.S. Treasury 10-Year Note June Futures	06/2019	247		30,682	283	0	(69)

					$876	$0	$(217)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	157	$	(38,408)	$(130)	$29	$0
90-Day Eurodollar March Futures	03/2020	382		(93,289)	(700)	72	0
90-Day Eurodollar September Futures	09/2021	58		(14,191)	(105)	9	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	15		(21)	(6)	4	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	15		(7)	4	0	0
U.S. Treasury 30-Year Bond June Futures	06/2019	60		(8,979)	(233)	23	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	10		(1,680)	(61)	4	0
United Kingdom Long Gilt June Futures	06/2019	6		(1,011)	(16)	0	(1)

					$(1,247)	$141	$(1)

Total Futures Contracts					$(371)	$141	$(218)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$1,078	$(81)	$8	$(73)	$0	$(4)
CDX.IG-27 5-Year Index	(1.000)	Quarterly	12/20/2021	1,700	(17)	(14)	(31)	0	(1)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022	2,300	(36)	(8)	(44)	0	(1)

					$(134)	$(14)	$(148)	$0	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$6,800	$30	$104	$134	$8	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	200	3	1	4	0	0

					$33	$105	$138	$8	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	4,900	$(1)	$(76)	$(77)	$0	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	800	(16)	75	59	0	(9)
Receive(5)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	10,400	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		16,700	169	(159)	10	2	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		1,500	(9)	(1)	(10)	1	0
Receive(5)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		18,700	(64)	(54)	(118)	13	0
Receive(5)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		3,900	0	3	3	4	0
Pay(5)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		12,900	0	(23)	(23)	0	(16)
Receive(5)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		29,400	(18)	(200)	(218)	14	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		1,200	46	(38)	8	2	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		7,700	0	237	237	0	(16)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		3,700	(39)	132	93	0	(8)

122	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	3-Month USD-LIBOR	2.500%	Semi-Annual	12/15/2023	$	5,700	$(7)	$35	$28	$0	$(5)
Receive(5)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		8,500	0	(120)	(120)	18	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		15,400	(65)	(592)	(657)	37	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		3,400	0	(146)	(146)	8	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		11,200	703	(554)	149	28	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		4,000	(3)	(26)	(29)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,300	(34)	122	88	6	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		800	48	2	50	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		300	(5)	0	(5)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		8,400	473	(423)	50	22	0
Pay(5)	3-Month USD-LIBOR	3.406	Semi-Annual	10/12/2028		9,100	29	309	338	0	(5)
Receive(5)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		6,300	(112)	(201)	(313)	16	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		7,900	(28)	508	480	0	(19)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		5,800	34	(466)	(432)	15	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,400	160	(135)	25	4	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		1,700	(21)	(148)	(169)	6	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		500	0	(55)	(55)	2	0
Receive(5)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		200	0	(17)	(17)	1	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		2,600	(61)	(154)	(215)	9	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025	EUR	200	3	(8)	(5)	1	0
Pay(5)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		2,200	5	121	126	0	(18)
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		500	(8)	(56)	(64)	9	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	25,300	48	141	189	1	0
Receive(5)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		23,400	4	(53)	(49)	0	(2)
Pay	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		500	(5)	(15)	(20)	0	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		100	1	2	3	0	0
Receive(5)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		300	0	(19)	(19)	1	0
Receive(5)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		1,600	(11)	(88)	(99)	3	0
Receive(5)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		2,200	(10)	(111)	(121)	7	0
Receive(5)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		1,300	0	(79)	(79)	4	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		300	5	(19)	(14)	2	0
Pay(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	4,490,000	192	121	313	16	0
Receive(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		1,780,000	(115)	(148)	(263)	0	(13)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		230,000	0	31	31	2	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		2,640,000	304	218	522	22	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		50,000	0	(38)	(38)	0	(3)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		140,000	9	(90)	(81)	0	(8)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		80,000	0	(58)	(58)	0	(4)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		800,000	(174)	(346)	(520)	0	(45)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		60,000	24	(24)	0	0	(7)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	150	0	(11)	(11)	0	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		150	0	23	23	0	(1)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	1,500	0	10	10	0	(3)
Pay	UKRPI	3.593	Maturity	11/15/2028		300	0	7	7	0	(1)
Pay	UKRPI	3.595	Maturity	11/15/2028		1,300	17	15	32	0	(3)
Pay	UKRPI	3.603	Maturity	11/15/2028		200	0	5	5	0	0

							$1,468	$(2,634)	$(1,166)	$280	$(186)

Total Swap Agreements							$1,367	$(2,543)	$(1,176)	$288	$(192)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$141	$288	$430	$0	$(218)	$(192)	$(410)

(m)

Securities with an aggregate market value of $154 and cash of $1,848 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	123

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	1,516		$1,122	$2	$0

BOA	04/2019	JPY	27,300		247	1	0
	04/2019		$3,381	EUR	3,004	0	(11)
	05/2019	EUR	3,004		$3,390	11	0
	05/2019		$1,042	ZAR	14,088	0	(70)

BPS	04/2019	ARS	961		$24	2	0
	04/2019	JPY	516,000		4,766	111	(5)
	04/2019		$22	ARS	961	0	0
	04/2019		829	CNH	5,573	0	0
	05/2019	ARS	174		$4	0	0
	06/2019	TWD	44,011		1,432	2	0

BRC	04/2019	JPY	172,900		1,564	4	0

CBK	04/2019	BRL	2,572		660	3	0
	04/2019	GBP	1,478		1,949	24	0
	04/2019	JPY	32,300		293	2	0
	04/2019	MXN	16		1	0	0
	04/2019		$666	BRL	2,573	0	(9)
	04/2019		93	EUR	82	0	(1)
	04/2019		183	GBP	138	0	(3)
	04/2019		3,679	JPY	405,800	0	(17)
	05/2019	BRL	2,572		$664	9	0
	05/2019	JPY	405,800		3,689	16	0
	05/2019		$1	MXN	16	0	0
	06/2019	EUR	179	TRY	1,158	0	(7)
	06/2019	TRY	1,406	EUR	217	8	0

GLM	04/2019	GBP	156		$205	1	0
	05/2019		$8	ARS	335	0	0
	06/2019	KRW	384,919		$343	4	0

HUS	04/2019	ARS	787		18	0	0
	04/2019	CAD	2,100		1,591	20	0
	04/2019	CNH	5,573		829	1	0
	04/2019		$27	ARS	1,195	0	0
	04/2019		1	MXN	16	0	0
	05/2019	ARS	787		$17	0	0
	05/2019		$6	ARS	274	0	0
	06/2019		829	CNH	5,573	0	(1)
	11/2019		2,388		16,182	15	0
	01/2021	BRL	330		$51	0	(28)

JPM	04/2019	EUR	3,086		3,523	61	0
	04/2019	JPY	77,300		697	1	(2)
	05/2019		$1,322	NOK	11,395	2	0

MSB	06/2019	EUR	38	TRY	245	0	(1)

MYI	04/2019	JPY	42,700		$386	0	0
	05/2019	ZAR	13,985		981	16	0

NGF	11/2019	CNH	9,433		1,348	0	(53)

RYL	04/2019	CAD	916		683	0	(3)

SCX	04/2019	BRL	2,572		687	30	0
	04/2019	JPY	42,700		387	1	0
	04/2019		$660	BRL	2,572	0	(3)

124	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019		$1,981	GBP	1,496	$0	$(32)
	05/2019	GBP	1,496		$1,984	32	0
	11/2019	CNH	6,749		964	0	(39)

SOG	04/2019		$129	TRY	704	0	(6)

SSB	04/2019		691	CAD	924	1	0

UAG	04/2019		1,558		2,092	7	0
	05/2019	CAD	2,092		$1,559	0	(7)

Total Forward Foreign Currency Contracts						$387	$(298)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	2,259	$9	$9

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	1,931	8	8

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	1,660	14	8

						$31	$25

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	16,500	$132	$188
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	17,100	100	136
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	2,300	93	12
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	1,000	49	11

							$374	$347

Total Purchased Options							$405	$372

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	1,112	$(19)	$(56)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	3,320	(14)	(8)

						$(33)	$(64)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	24,400	$(117)	$(209)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	14,900	(72)	(134)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	51,200	(241)	(462)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	16,900	(93)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	8,700	(132)	(195)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	9,000	(100)	(142)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	1,000	(31)	(5)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	1,000	(18)	(2)

							$(804)	$(1,151)

Total Written Options							$(837)	$(1,215)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	125

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	100	$19	$(7)	$12	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		50	9	(3)	6	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		100	19	(8)	11	0

								$47	$(18)	$29	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$200	$0	$1	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	4,595	$(953)	$620	$0	$(333)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	3,800	$(1)	$(6)	$0	$(7)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERAUSST Index	7,776	2.570% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	$26,337	$0	$416	$416	$0

FAR	Receive	ERAUSST Index	6,716	2.545% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/08/2019	23,205	0	(46)	0	(46)

JPM	Receive	ERAUSST Index	24,524	2.612% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	85,288	0	(633)	0	(633)

SOG	Receive	ERAUSST Index	7,776	2.463% (1-Month USD-LIBOR less a specified spread)	Maturity	02/06/2020	23,995	0	2,733	2,733	0

								$0	$2,470	$3,149	$(679)

Total Swap Agreements								$(907)	$3,067	$3,179	$(1,019)

126	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
BOA	12	0	0	12	(81)	0	(333)	(414)	(402)	427	25
BPS	115	0	428	543	(5)	0	0	(5)	538	(280)	258
BRC	4	0	0	4	0	0	0	0	4	0	4
CBK	62	0	6	68	(37)	(56)	0	(93)	(25)	0	(25)
DUB	0	0	0	0	0	(209)	0	(209)	(209)	0	(209)
FAR	0	0	0	0	0	0	(46)	(46)	(46)	1,023	977
GLM	5	0	0	5	0	(134)	(7)	(141)	(136)	0	(136)
HUS	36	9	12	57	(29)	0	0	(29)	28	0	28
JPM	64	0	0	64	(2)	0	(633)	(635)	(571)	736	165
MSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MYC	0	347	0	347	0	(808)	0	(808)	(461)	359	(102)
MYI	16	8	0	24	0	0	0	0	24	0	24
NGF	0	0	0	0	(53)	0	0	(53)	(53)	(310)	(363)
RYL	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SCX	63	8	0	71	(74)	(8)	0	(82)	(11)	0	(11)
SOG	0	0	2,733	2,733	(6)	0	0	(6)	2,727	(2,480)	247
SSB	1	0	0	1	0	0	0	0	1	0	1
UAG	7	0	0	7	(7)	0	0	(7)	0	0	0

Total Over the Counter	$387	$372	$3,179	$3,938	$(298)	$(1,215)	$(1,019)	$(2,532)

(o)

Securities with an aggregate market value of $2,545 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	127

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	141	141
Swap Agreements	0	8	0	0	280	288

	$0	$8	$0	$0	$422	$430

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$387	$0	$387
Purchased Options	0	0	0	25	347	372
Swap Agreements	0	30	3,149	0	0	3,179

	$0	$30	$3,149	$412	$347	$3,938

	$0	$38	$3,149	$412	$769	$4,368

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$218	$218
Swap Agreements	0	6	0	0	186	192

	$0	$6	$0	$0	$404	$410

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$298	$0	$298
Written Options	0	0	0	64	1,151	1,215
Swap Agreements	0	333	679	0	7	1,019

	$0	$333	$679	$362	$1,158	$2,532

	$0	$339	$679	$362	$1,562	$2,942

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(19)	$(19)
Written Options	0	0	0	0	74	74
Futures	0	0	18	0	989	1,007
Swap Agreements	0	(77)	0	0	752	675

	$0	$(77)	$18	$0	$1,796	$1,737

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$118	$0	$118
Purchased Options	0	0	0	(35)	225	190
Written Options	0	15	0	205	(67)	153
Swap Agreements	0	134	(3,337)	0	0	(3,203)

	$0	$149	$(3,337)	$288	$158	$(2,742)

	$0	$72	$(3,319)	$288	$1,954	$(1,005)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Futures	0	0	0	0	(584)	(584)
Swap Agreements	0	95	0	0	(3,062)	(2,967)

	$0	$95	$0	$0	$(3,650)	$(3,555)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$129	$0	$129
Purchased Options	0	0	0	(2)	177	175
Written Options	0	0	0	(23)	(407)	(430)
Swap Agreements	0	(80)	3,272	0	(16)	3,176

	$0	$(80)	$3,272	$104	$(246)	$3,050

	$0	$15	$3,272	$104	$(3,896)	$(505)

128	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$553	$0	$553
Corporate Bonds & Notes
Banking & Finance	0	14,775	0	14,775
Industrials	0	5,295	0	5,295
Utilities	0	1,999	0	1,999
Municipal Bonds & Notes
Illinois	0	72	0	72
U.S. Government Agencies	0	31,334	0	31,334
U.S. Treasury Obligations	0	59,609	0	59,609
Non-Agency Mortgage-Backed Securities	0	7,426	0	7,426
Asset-Backed Securities	0	6,687	0	6,687
Sovereign Issues	0	5,430	0	5,430
Common Stocks
Energy	0	0	188	188
Utilities	5	12	0	17
Short-Term Instruments
Certificates of Deposit	0	801	0	801
Repurchase Agreements	0	6,696	0	6,696
Argentina Treasury Bills	0	7	0	7
Japan Treasury Bills	0	3,790	0	3,790

	$5	$144,486	$188	$144,679

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$50,127	$0	$0	$50,127

Total Investments	$50,132	$144,486	$188	$194,806

Short Sales, at Value - Liabilities
Sovereign Issues	0	(719)	0	(719)
U.S. Government Agencies	0	(423)	0	(423)
U.S. Treasury Obligations	0	(430)	0	(430)

	$0	$(1,572)	$0	$(1,572)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	141	289	0	430
Over the counter	0	3,938	0	3,938

	$141	$4,227	$0	$4,368

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(218)	(192)	0	(410)
Over the counter	0	(2,532)	0	(2,532)

	$(218)	$(2,724)	$0	$(2,942)

Total Financial Derivative Instruments	$(77)	$1,503	$0	$1,426

Totals	$50,055	$144,417	$188	$194,660

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	129

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Charter Communications Operating LLC
4.500% due 04/30/2025		$2,813	$2,798

Las Vegas Sands LLC
4.249% due 03/27/2025		3,162	3,110

Total Loan Participations and Assignments (Cost $5,979)			5,908

CORPORATE BONDS & NOTES 13.6%

BANKING & FINANCE 9.3%

AerCap Ireland Capital DAC
3.300% due 01/23/2023		600	589
4.125% due 07/03/2023		3,400	3,444
4.450% due 12/16/2021		550	565
4.500% due 05/15/2021		350	358

ASR Nederland NV
5.125% due 09/29/2045 •	EUR	300	372

Aviation Capital Group LLC
2.875% due 01/20/2022		$1,000	986
7.125% due 10/15/2020		800	845

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		800	814

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	1,000	1,092
8.875% due 04/14/2021 •(g)(h)		1,400	1,731

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)		200	214
6.250% due 09/11/2021 •(g)(h)		3,500	4,033

Bank of America Corp.
2.650% due 04/01/2019		$3,700	3,700

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)	EUR	400	473

Barclays Bank PLC
10.179% due 06/12/2021		$3,300	3,737
14.000% due 06/15/2019 •(g)	GBP	900	1,202

Barclays PLC
3.200% due 08/10/2021		$5,200	5,204
4.063% (US0003M + 1.380%) due 05/16/2024 ~		2,200	2,137
4.610% due 02/15/2023 •		2,900	2,965
7.000% due 09/15/2019 •(g)(h)	GBP	400	524
8.000% due 12/15/2020 •(g)(h)	EUR	1,900	2,298
8.000% due 06/15/2024 •(g)(h)		$1,300	1,331

Blackstone CQP Holdco LP
6.500% due 03/20/2021		2,200	2,200

BPCE S.A.
2.500% due 07/15/2019		1,300	1,299

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		2,400	2,405
4.044% due 06/01/2024 •		3,900	4,033

Cooperatieve Rabobank UA
2.500% due 01/19/2021		1,500	1,494
5.500% due 06/29/2020 •(g)(h)	EUR	700	815
6.625% due 06/29/2021 •(g)(h)		2,600	3,183

Credit Suisse Group AG
7.500% due 07/17/2023 •(g)(h)		$1,400	1,441

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,000	1,009

Danske Bank A/S
3.657% (US0003M + 1.060%) due 09/12/2023 ~		1,100	1,056

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,800	1,997
3.869% (US0003M + 1.230%) due 02/27/2023 ~		$4,200	4,035
4.250% due 10/14/2021		2,400	2,413
5.000% due 02/14/2022		4,200	4,296

Discover Bank
4.650% due 09/13/2028		2,300	2,412

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$526	$534

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	700	825

FCE Bank PLC
1.660% due 02/11/2021		400	452

Ford Motor Credit Co. LLC
3.157% due 08/04/2020		$1,300	1,291
3.528% due 08/12/2019 •		6,200	6,198
3.532% (US0003M + 0.930%) due 09/24/2020 ~		2,400	2,391
3.605% (US0003M + 0.810%) due 04/05/2021 ~		1,300	1,270
3.797% (US0003M + 1.000%) due 01/09/2020 ~		1,600	1,600
3.867% (US0003M + 1.270%) due 03/28/2022 ~		1,700	1,643
3.919% (US0003M + 1.235%) due 02/15/2023 ~		300	284
5.345% (US0003M + 2.550%) due 01/07/2021 ~		1,800	1,818

General Motors Financial Co., Inc.
3.785% (US0003M + 0.990%) due 01/05/2023 ~		100	97
3.911% (US0003M + 1.310%) due 06/30/2022 ~		400	397
4.064% (US0003M + 1.270%) due 10/04/2019 ~		1,100	1,104

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		3,100	3,130

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		1,200	1,200
3.400% due 03/08/2021		1,800	1,817
3.683% (US0003M + 1.000%) due 05/18/2024 ~		400	397
4.292% due 09/12/2026 •		400	413
4.295% (US0003M + 1.500%) due 01/05/2022 ~		2,000	2,045
4.750% due 07/04/2029 •(g)(h)	EUR	500	550
5.875% due 09/28/2026 •(g)(h)	GBP	1,200	1,577
6.250% due 03/23/2023 •(g)(h)		$1,700	1,699
6.500% due 03/23/2028 •(g)(h)		500	495

Industrial & Commercial Bank of China Ltd.
3.231% due 11/13/2019		900	902

International Lease Finance Corp.
4.625% due 04/15/2021		200	205
5.875% due 08/15/2022		200	216

JPMorgan Chase & Co.
3.125% due 01/23/2025		600	601
3.225% (US0003M + 0.610%) due 06/18/2022 ~		2,700	2,698
3.662% (US0003M + 0.890%) due 07/23/2024 ~		2,600	2,595
3.797% due 07/23/2024 •		1,100	1,131
3.900% due 07/15/2025		500	519
6.221% (US0003M + 3.470%) due 04/30/2019 ~(g)		1,600	1,610

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		1,800	1,801
4.050% due 08/16/2023		700	715
4.550% due 08/16/2028		600	623
6.375% due 06/27/2020 •(g)(h)	EUR	200	231
7.000% due 06/27/2019 •(g)(h)	GBP	1,200	1,566
7.500% due 09/27/2025 •(g)(h)		$600	609
7.625% due 06/27/2023 •(g)(h)	GBP	925	1,276

Morgan Stanley
5.500% due 01/26/2020		$500	511
5.500% due 07/24/2020		200	207

Nationwide Building Society
4.363% due 08/01/2024 •		1,500	1,525
6.875% due 06/20/2019 •(g)(h)	GBP	600	786

Nissan Motor Acceptance Corp.
2.550% due 03/08/2021		$600	591
3.447% (US0003M + 0.650%) due 07/13/2022 ~		400	393

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		$1,600	$1,580
4.519% due 06/25/2024 •		1,000	1,024
4.892% due 05/18/2029 •		1,200	1,248
7.500% due 08/10/2020 •(g)(h)		1,700	1,736
8.625% due 08/15/2021 •(g)(h)		500	534

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,200	2,267
6.750% due 06/24/2024 •(g)(h)	GBP	900	1,190

Santander UK PLC
3.400% due 06/01/2021		$400	403

Springleaf Finance Corp.
7.750% due 10/01/2021		300	324

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	560	735

Sunac China Holdings Ltd.
8.350% due 04/19/2023		$1,200	1,231

UBS AG
5.125% due 05/15/2024 (h)		3,900	3,989

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		800	800
3.634% (US0003M + 0.950%) due 08/15/2023 ~		1,400	1,394

UniCredit SpA
6.572% due 01/14/2022		2,700	2,830
7.830% due 12/04/2023		5,150	5,740

Wells Fargo & Co.
3.000% due 02/19/2025		900	891

WPC Eurobond BV
2.250% due 04/09/2026	EUR	2,900	3,335

			158,491

INDUSTRIALS 3.1%

AbbVie, Inc.
2.900% due 11/06/2022		$2,000	1,997
3.750% due 11/14/2023		200	205

Allergan Sales LLC
4.875% due 02/15/2021		558	574

Bacardi Ltd.
4.700% due 05/15/2028		400	401

BAT Capital Corp.
2.764% due 08/15/2022		300	295
3.564% (US0003M + 0.880%) due 08/15/2022 ~		600	598

Campbell Soup Co.
3.241% (US0003M + 0.630%) due 03/15/2021 ~		200	199
3.300% due 03/15/2021		300	302

Charter Communications Operating LLC
4.386% (US0003M + 1.650%) due 02/01/2024 ~		3,500	3,511
4.464% due 07/23/2022		3,700	3,831
4.908% due 07/23/2025		1,600	1,689

Conagra Brands, Inc.
3.511% (US0003M + 0.750%) due 10/22/2020 ~		900	899

Continental Airlines Pass-Through Trust
7.250% due 05/10/2021		132	135

Daimler Finance North America LLC
3.400% due 02/22/2022		4,300	4,343

Dell International LLC
4.420% due 06/15/2021		3,100	3,182

Deutsche Telekom International Finance BV
2.820% due 01/19/2022		3,100	3,093

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		3,400	3,400

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		700	701

EQT Corp.
4.875% due 11/15/2021		400	415

130	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imperial Brands Finance PLC
2.950% due 07/21/2020		$500	$499

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,700	2,927

Kraft Heinz Foods Co.
2.800% due 07/02/2020		$1,100	1,099
3.267% (US0003M + 0.570%) due 02/10/2021 ~		2,400	2,394

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		1,300	1,301

Micron Technology, Inc.
5.327% due 02/06/2029		1,600	1,647

NTT Finance Corp.
1.900% due 07/21/2021		500	490

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,200	1,247

Sands China Ltd.
5.125% due 08/08/2025		2,600	2,715

SASOL Financing USA LLC
5.875% due 03/27/2024		800	849

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		2,220	2,211

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		250	250

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~		500	500
3.650% due 08/16/2023		1,600	1,644
3.950% due 08/16/2025		300	312

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		3,400	3,392
3.375% due 11/30/2021		400	403

			53,650

UTILITIES 1.2%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		4,700	4,721
3.737% (US0003M + 0.950%) due 07/15/2021 ~		1,800	1,822
3.777% (US0003M + 1.180%) due 06/12/2024 ~		3,400	3,374

BellSouth LLC
4.333% due 04/26/2021		3,600	3,604

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		1,300	1,300

NextEra Energy Capital Holdings, Inc.
3.342% due 09/01/2020		50	50

Rio Oil Finance Trust
9.250% due 07/06/2024		190	208

Southern California Edison Co.
3.650% due 03/01/2028		1,900	1,869

Sprint Capital Corp.
6.900% due 05/01/2019		600	603

Sprint Communications, Inc.
7.000% due 03/01/2020		1,200	1,235

Verizon Communications, Inc.
3.376% due 02/15/2025		634	643
3.784% (US0003M + 1.100%) due 05/15/2025 ~		1,000	1,001

			20,430

Total Corporate Bonds & Notes (Cost $230,786)			232,571

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		520	581
7.750% due 01/01/2042		150	162

Total Municipal Bonds & Notes (Cost $663)			743

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 19.9%

Fannie Mae
3.365% due 03/25/2041 •(a)	$5,298	$786
3.500% due 06/01/2045 - 10/01/2048	86,400	87,822
4.215% due 03/25/2036 •(a)	2,841	396
4.265% due 05/25/2036 •(a)	298	8
16.618% due 12/25/2036 •	184	251

Fannie Mae, TBA
3.500% due 05/01/2049	48,000	48,634
4.000% due 04/01/2049 - 05/01/2049	185,300	190,509

Freddie Mac
3.986% due 07/15/2036 •(a)	2,756	434
4.216% due 04/15/2036 •(a)	834	90

Ginnie Mae
3.210% due 04/20/2068 •	3,185	3,210
3.500% due 11/20/2044 •	4,074	4,139

Ginnie Mae, TBA
5.000% due 05/01/2049	5,400	5,637

Total U.S. Government Agencies (Cost $338,995)		341,916

U.S. TREASURY OBLIGATIONS 40.5%

U.S. Treasury Bonds
3.000% due 08/15/2048	400	415
3.000% due 02/15/2049 (j)	20,800	21,598
4.375% due 05/15/2040	10,000	12,750
4.625% due 02/15/2040	1,300	1,711

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021	4,036	4,005
0.125% due 01/15/2022	8,452	8,387
0.125% due 04/15/2022	22,355	22,132
0.125% due 07/15/2022	18,826	18,736
0.125% due 07/15/2024	19,080	18,854
0.250% due 01/15/2025	117,956	116,786
0.375% due 01/15/2027	17,922	17,776
0.375% due 07/15/2027	4,939	4,906
0.500% due 01/15/2028	1,531	1,528
0.750% due 07/15/2028	22,360	22,880
0.875% due 01/15/2029	17,743	18,331
1.000% due 02/15/2048	15,310	15,674
1.750% due 01/15/2028	5,406	5,977
2.000% due 01/15/2026	12,935	14,279

U.S. Treasury Notes
1.375% due 09/30/2020 (l)(n)	42,400	41,795
1.375% due 10/31/2020 (l)(n)	44,800	44,136
1.750% due 05/15/2023 (l)(n)	2,330	2,286
2.000% due 07/31/2022 (l)	87,500	86,888
2.125% due 08/31/2020 (l)(n)	10,000	9,970
2.125% due 08/15/2021 (n)	300	299
2.250% due 12/31/2023 (n)	2,700	2,702
2.625% due 02/15/2029	162,400	165,581
2.875% due 05/15/2028 (n)	13,300	13,831

Total U.S. Treasury Obligations (Cost $685,672)		694,213

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

Adjustable Rate Mortgage Trust
4.193% due 09/25/2035 ^~	47	45
4.384% due 01/25/2036 ^~	3,457	3,148

American Home Mortgage Investment Trust
6.500% due 03/25/2047 Ø	844	812

Banc of America Funding Trust
2.698% due 04/20/2047 ^•	133	120
4.746% due 09/20/2034 ~	48	49

BCAP LLC Trust
5.250% due 04/26/2037	120	103

Bear Stearns Adjustable Rate Mortgage Trust
4.231% due 07/25/2034 ~	195	192
4.350% due 01/25/2035 ~	11	11
4.403% due 04/25/2033 ~	65	66
4.489% due 08/25/2033 ~	102	103
4.683% due 02/25/2034 ~	18	18
4.715% due 01/25/2033 ~	1,052	1,081

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.734% due 02/25/2033 ~		$9	$9

Bear Stearns ALT-A Trust
2.986% due 01/25/2036 ^•		226	232
3.919% due 10/25/2033 ~		5	5
4.568% due 05/25/2035 ~		79	79

Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •		7	7

Countrywide Alternative Loan Trust
2.656% due 11/25/2036 •		169	164
2.666% due 05/25/2047 •		372	362
2.806% due 11/25/2035 •		5,993	5,533
2.886% due 08/25/2037 •		337	265
3.397% due 12/25/2035 •		221	211
5.500% due 11/25/2035		114	89
6.250% due 08/01/2036		3,122	2,687

Countrywide Home Loan Mortgage Pass-Through Trust
3.146% due 02/25/2035 •		56	55
3.923% due 08/25/2034 ~		108	105
4.018% due 09/25/2047 ^~		3	3

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 03/25/2032 ~		10	9

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.236% due 10/25/2047 •		5,087	4,642

Eurohome UK Mortgages PLC
0.995% due 06/15/2044 •	GBP	521	655

GSR Mortgage Loan Trust
4.466% due 11/25/2035 ~		$9	9
6.000% due 03/25/2032		2	2

HarborView Mortgage Loan Trust
2.702% due 07/19/2047 •		6,597	6,436

IndyMac Mortgage Loan Trust
2.966% due 07/25/2035 •		3	3
3.126% due 07/25/2045 •		102	99

JPMorgan Mortgage Trust
4.492% due 04/25/2037 ~		163	155

Lehman XS Trust
2.736% due 08/25/2037 •		2,605	2,554

MASTR Adjustable Rate Mortgages Trust
2.696% due 04/25/2046 •		8	7
4.422% due 10/25/2033 ~		1,394	1,180

Merrill Lynch Alternative Note Asset Trust
2.686% due 03/25/2037 •		8,381	3,576

Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •		448	426
4.528% due 05/25/2033 ~		152	153

Merrill Lynch Mortgage-Backed Securities Trust
4.371% due 04/25/2037 ^~		15	15

PHH Alternative Mortgage Trust
2.646% due 02/25/2037 •		5,559	4,678

Residential Accredit Loans, Inc. Trust
2.656% due 01/25/2037 •		5,393	4,975

Sequoia Mortgage Trust
3.005% due 03/20/2035 •		23	22
3.712% due 01/20/2047 ^~		9	7

Structured Adjustable Rate Mortgage Loan Trust
3.951% due 11/25/2035 ^~		4,032	3,809

Structured Asset Mortgage Investments Trust
3.182% due 02/19/2035 •		62	60

Thornburg Mortgage Securities Trust
4.044% due 06/25/2047 ^•		22	20

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	4,800	6,253

WaMu Mortgage Pass-Through Certificates Trust
2.556% due 12/25/2046 •		$400	397
3.207% due 07/25/2047 •		934	842
3.277% due 10/25/2046 ^•		11,275	10,662
3.297% due 04/25/2037 ^~		13	12
3.454% due 01/25/2037 ^~		4	4
3.703% due 12/25/2036 ^~		4	4

Washington Mutual Mortgage Pass-Through Certificates Trust
3.147% due 02/25/2047 ^•		4,900	4,385
3.367% due 05/25/2046 ^•		6	5
3.797% due 02/25/2033 ~		4	4
4.615% due 02/25/2033 ~		6	7

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	131

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Alternative Loan Trust
4.588% due 07/25/2037 ^~	$123	$115
6.250% due 07/25/2037 ^	4,584	4,299

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047	12,000	12,144

Total Non-Agency Mortgage-Backed Securities (Cost $84,370)		88,179

ASSET-BACKED SECURITIES 9.0%

ACE Securities Corp. Home Equity Loan Trust
4.286% due 10/25/2032 •	50	51

Allegro CLO Ltd.
3.971% due 01/30/2026 •	349	349

Argent Securities Trust
2.596% due 09/25/2036 •	1,361	548

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 Ø	2,970	2,974

Carrington Mortgage Loan Trust
2.746% due 02/25/2037 •	7,685	7,170

Citigroup Mortgage Loan Trust
2.636% due 12/25/2036 •	6,922	3,428
2.646% due 09/25/2036 •	948	702

Countrywide Asset-Backed Certificates
2.626% due 07/25/2037 ^•	4,675	4,161
2.626% due 12/25/2046 •	13,360	12,128
2.636% due 06/25/2047 ^•	3,167	3,142
2.676% due 06/25/2047 •	1,526	1,510
2.736% due 01/25/2046 ^•	9,653	9,186
2.736% due 06/25/2047 •	2,300	2,160
2.766% due 09/25/2036 •	2,757	2,758
2.886% due 06/25/2036 •	1,100	1,084
3.581% due 12/25/2034 •	1,515	1,525

Countrywide Asset-Backed Certificates Trust
2.636% due 03/25/2047 ^•	4,261	4,181
3.611% due 12/25/2034 •	3,913	3,944

Crown Point CLO Ltd.
3.713% due 07/17/2028	4,600	4,563

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •	2,600	2,580

First Franklin Mortgage Loan Trust
3.346% due 08/25/2032 •	1,371	1,360

Fremont Home Loan Trust
2.816% due 01/25/2036 •	1,322	1,275

GLS Auto Receivables Issuer Trust
3.370% due 01/17/2023	3,361	3,366

GSAA Home Equity Trust
2.606% due 06/25/2036 •	1,333	575

GSAMP Trust
2.616% due 12/25/2046 •	3,966	2,596
2.636% due 12/25/2046 •	642	404

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •	472	472

Home Equity Mortgage Loan Asset-Backed Trust
2.696% due 04/25/2037 •	508	379

HSI Asset Securitization Corp. Trust
2.596% due 12/25/2036 •	16,199	6,307

JPMorgan Mortgage Acquisition Trust
2.636% due 07/25/2036 •	1,308	771

Long Beach Mortgage Loan Trust
2.710% due 02/25/2036 •	4,924	4,786
3.461% due 04/25/2035 •	3,300	3,304

MASTR Asset-Backed Securities Trust
2.646% due 10/25/2036 •	6,193	3,891
2.726% due 03/25/2036 •	1,055	766

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
2.616% due 01/25/2037 •		$4,859	$2,733
2.616% due 02/25/2037 •		8,006	7,354
2.626% due 08/25/2036 •		8,440	5,202

Morgan Stanley Home Equity Loan Trust
2.656% due 04/25/2037 •		5,179	3,363

Morgan Stanley Mortgage Loan Trust
2.846% due 04/25/2037 •		725	347

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •		612	612

Navient Private Education Loan Trust
2.884% due 12/16/2058 •		283	283

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.816% due 10/25/2036 ^•		2,760	939

NovaStar Mortgage Funding Trust
2.646% due 10/25/2036 •		4,286	2,364

OHA Credit Partners Ltd.
3.771% due 10/20/2025		164	165

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •		600	600

Ownit Mortgage Loan Trust
3.086% due 10/25/2036 ^•		825	742

People’s Choice Home Loan Securities Trust
3.206% due 05/25/2035 ^•		233	230

RAAC Trust
2.826% due 08/25/2036 •		1,129	1,136

Residential Asset Mortgage Products Trust
3.161% due 11/25/2035 •		3,700	3,639

Santander Drive Auto Receivables Trust
2.629% due 11/15/2019		307	307

Securitized Asset-Backed Receivables LLC Trust
2.966% due 10/25/2035 •		4,400	3,901
3.066% due 11/25/2035 •		5,025	4,999

Silver Arrow Canada LP
2.278% due 02/15/2020	CAD	2,219	1,661

Soundview Home Loan Trust
2.566% due 06/25/2037 •		$1,300	909
2.686% due 06/25/2037 •		2,404	1,785
2.746% due 02/25/2037 •		2,432	944

WaMu Asset-Backed Certificates WaMu Trust
2.726% due 05/25/2037 •		10,533	8,991

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •		2,900	2,900

Total Asset-Backed Securities (Cost $147,078)			154,502

SOVEREIGN ISSUES 3.6%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		3,800	2,209
5.875% due 01/11/2028		1,600	1,232
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)	ARS	36,000	926

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	1,400	1,626

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (f)	BRL	14,681	4,428
6.000% due 05/15/2055 (f)		11,170	3,594

Israel Government International Bond
4.125% due 01/17/2048		$400	415

Japan Government International Bond
0.000% due 03/10/2028 (f)	JPY	3,851,486	36,263

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,300	1,364
6.350% due 08/12/2028		17,250	5,631
8.200% due 08/12/2026		7,700	2,788

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Government International Bond
4.000% due 04/17/2025		$1,000	$1,026
5.000% due 04/17/2049		500	519

Total Sovereign Issues (Cost $64,178)			62,021

SHORT-TERM INSTRUMENTS 5.0%

CERTIFICATES OF DEPOSIT 0.5%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		6,900	6,912

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		1,800	1,801

			8,713

REPURCHASE AGREEMENTS (i) 1.6%
			28,253

ARGENTINA TREASURY BILLS 0.0%
41.338% due 04/30/2019 - 05/10/2019 (c)(d)	ARS	2,456	63

JAPAN TREASURY BILLS 2.8%
(0.150)% due 04/15/2019 (d)(e)	JPY	5,350,000	48,275

U.S. TREASURY BILLS 0.1%
2.412% due 04/11/2019 (d)(e)(n)		$1,063	1,062

Total Short-Term Instruments (Cost $87,325)			86,366

Total Investments in Securities (Cost $1,645,046)			1,666,419

		SHARES
INVESTMENTS IN AFFILIATES 20.0%

SHORT-TERM INSTRUMENTS 20.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.0%

PIMCO Short Asset Portfolio		15,477,244	153,983

PIMCO Short-Term Floating NAV Portfolio III		19,059,619	188,481

Total Short-Term Instruments (Cost $343,199)			342,464

Total Investments in Affiliates (Cost $343,199)			342,464

Total Investments 117.1% (Cost $1,988,245)			$2,008,883

Financial Derivative Instruments (k)(m) (0.7)% (Cost or Premiums, net $14,905)			(12,341)

Other Assets and Liabilities, net (16.4)%			(280,741)

Net Assets 100.0%			$1,715,801

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

132	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.500%	03/29/2019	04/01/2019	$ 15,500	U.S. Treasury Notes 2.000% due 10/31/2022	$(15,824)	$15,500	$15,503
BOS	2.900	03/28/2019	04/04/2019	1,674	U.S. Treasury Notes 2.875% due 08/15/2028	(1,670)	1,674	1,675
FICC	2.000	03/29/2019	04/01/2019	540	U.S. Treasury Notes 1.125% due 06/30/2021	(553)	540	540
MEI	1.710	03/07/2019	04/08/2019	CAD 14,084	Canada Government International Bond 2.750% due 12/01/2048	(11,085)	10,539	10,551

Total Repurchase Agreements						$(29,132)	$28,253	$28,269

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	2.050%	03/29/2019	04/01/2019	$(15,544)	$(15,547)

Total Sale-Buyback Transactions					$(15,547)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.3)%
Fannie Mae, TBA	5.000%	04/01/2049	$	5,400	$(5,664)	$(5,710)

U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes	2.875	08/15/2028		1,600	(1,615)	(1,670)

Sovereign Issues (0.7)%
Canadian Government Bond	2.750	12/01/2048	CAD	12,300	(10,495)	(11,057)

Total Short Sales (1.1)%					$(17,774)	$(18,437)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$15,503	$0	$0	$0	$15,503	$(15,824)	$(321)
BOS	1,675	0	0	0	1,675	(1,670)	5
FICC	540	0	0	0	540	(553)	(13)
MEI	10,551	0	0	0	10,551	(10,559)	(8)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	133

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(15,547)	$0	$(15,547)	$15,575	$28
NOM	0	0	0	(1,670)	(1,670)	0	(1,670)
RBC	0	0	0	(11,057)	(11,057)	0	(11,057)

Total Borrowings and Other Financing Transactions	$28,269	$0	$(15,547)	$(12,727)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(15,547)	$0	$0	$0	$(15,547)

Total Borrowings	$(15,547)	$0	$0	$0	$(15,547)

Payable for sale-buyback financing transactions					$(15,547)

(j)	Securities with an aggregate market value of $15,575 and cash of $526 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(9,090) at a weighted average interest rate of 1.095%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $90 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$111.000	05/24/2019	1,000	$	1,000	$9	$1
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.750	05/24/2019	2,739		5,478	22	2

Total Purchased Options						$31	$3

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2020	604	$	147,738	$1,105	$0	$(121)
E-mini S&P 500 Index June Futures	06/2019	628		89,107	1,843	527	0
Euro STOXX 50 June Futures	06/2019	1,172		43,017	873	408	(13)
Euro-Bobl June Futures	06/2019	119		17,773	154	5	(21)
Euro-Bund 10-Year Bond June Futures	06/2019	230		42,916	186	0	(64)
FTSE 100 Index June Futures	06/2019	281		26,393	620	381	0
Nikkei 225 June Futures	06/2019	178		17,072	(195)	56	0
U.S. Treasury 2-Year Note June Futures	06/2019	2,713		578,123	(396)	0	(473)
U.S. Treasury 5-Year Note June Futures	06/2019	2,780		322,002	3,004	0	(630)
U.S. Treasury 10-Year Note June Futures	06/2019	3,114		386,817	4,419	0	(955)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	394		66,192	2,173	0	(148)

					$13,786	$1,377	$(2,425)

134	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	1,665	$	(407,321)	$(1,375)	$312	$0
90-Day Eurodollar March Futures	03/2020	4,972		(1,214,225)	(9,162)	932	0
90-Day Eurodollar September Futures	09/2021	604		(147,784)	(1,263)	91	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	160		(224)	(65)	43	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	160		(74)	39	2	(3)
U.S. Treasury 30-Year Bond June Futures	06/2019	1,053		(157,588)	(3,519)	345	(13)
United Kingdom Long Gilt June Futures	06/2019	101		(17,018)	(285)	8	(12)

					$(15,630)	$1,733	$(28)

Total Futures Contracts					$(1,844)	$3,110	$(2,453)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	79,800	$(10)	$(1,251)	$(1,261)	$3	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	13,400	(252)	1,233	981	0	(152)
Receive(1)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	146,000	0	0	0	0	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		36,700	(330)	93	(237)	23	0
Receive(1)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		151,200	(516)	(439)	(955)	102	0
Receive(1)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		52,300	0	44	44	55	0
Pay(1)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		181,400	0	(317)	(317)	0	(230)
Receive(1)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		357,400	176	(2,821)	(2,645)	171	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		113,300	0	3,483	3,483	0	(236)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		44,000	(466)	1,566	1,100	0	(93)
Pay(1)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		148,000	137	594	731	0	(123)
Receive(1)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		118,100	0	(1,669)	(1,669)	255	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		87,000	152	(3,866)	(3,714)	241	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		37,700	0	(1,622)	(1,622)	90	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		158,500	9,784	(7,704)	2,080	396	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,300	(9)	11	2	5	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		11,920	480	(24)	456	32	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		3,400	190	22	212	8	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		16,200	(186)	(74)	(260)	45	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		166,400	10,761	(9,775)	986	446	0
Pay(1)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028		97,500	0	3,702	3,702	0	(53)
Receive(1)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		59,200	(832)	(2,105)	(2,937)	150	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		138,000	597	7,796	8,393	33	(287)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		89,800	537	(7,220)	(6,683)	229	0
Receive	3-Month USD-LIBOR	3.070	Semi-Annual	09/26/2048		50,300	374	(5,252)	(4,878)	171	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		16,700	0	(1,656)	(1,656)	56	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	12/14/2048		300	0	(32)	(32)	1	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		6,100	0	(673)	(673)	21	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		27,800	(656)	(1,646)	(2,302)	95	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025	EUR	2,900	46	(125)	(79)	7	0
Pay(1)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		20,900	(83)	1,277	1,194	0	(172)
Receive(1)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		7,800	(122)	(870)	(992)	145	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	320,100	604	1,793	2,397	13	0
Receive(1)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		320,700	316	(983)	(667)	0	(32)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		14,100	(810)	254	(556)	0	(2)
Pay(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		26,700	195	693	888	0	(3)
Receive(1)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		6,000	(74)	(297)	(371)	13	0
Receive(1)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		11,600	(143)	(578)	(721)	25	0
Receive(1)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		24,000	129	(1,450)	(1,321)	72	0
Receive(1)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		17,000	0	(1,036)	(1,036)	51	0
Receive(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		8,000	128	(497)	(369)	63	0
Pay(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	37,310,000	1,057	1,540	2,597	133	0
Receive(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		14,850,000	(299)	(1,894)	(2,193)	0	(109)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		6,560,000	14	867	881	51	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		18,300,000	1,868	1,752	3,620	151	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		570,000	0	(428)	(428)	0	(32)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		1,710,000	109	(1,100)	(991)	0	(94)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		880,000	3	(637)	(634)	0	(49)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	135

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.750%	Semi-Annual	12/20/2038	JPY	5,641,000	$(304)	$(3,366)	$(3,670)	$0	$(316)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,060,000	830	(832)	(2)	0	(120)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,750	(2)	(131)	(133)	5	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,750	5	262	267	0	(13)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	19,500	(2)	132	130	0	(43)
Pay	UKRPI	3.593	Maturity	11/15/2028		3,900	0	95	95	0	(8)
Pay	UKRPI	3.595	Maturity	11/15/2028		14,100	172	176	348	0	(28)
Pay	UKRPI	3.603	Maturity	11/15/2028		3,800	0	99	99	0	(7)

Total Swap Agreements							$23,568	$(34,886)	$(11,318)	$3,357	$(2,202)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$3,110	$3,423	$6,536	$0	$(2,453)	$(2,202)	$(4,655)

(l)

Securities with an aggregate market value of $32,706 and cash of $3,324 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $66 for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	25,618		$18,961	$31	$0

BOA	04/2019	JPY	735,200		6,609	7	(31)
	04/2019	NOK	70,361		8,188	30	0
	04/2019		$1,049	JPY	115,600	0	(6)
	05/2019		8,198	NOK	70,361	0	(30)
	05/2019		16,489	ZAR	222,835	0	(1,114)
	06/2019	ILS	35,511		$9,853	28	0
	06/2019	PHP	41,009		786	13	0
	06/2019		$2,041	HUF	564,771	0	(58)

BPS	04/2019	ARS	6,934		$176	16	0
	04/2019	JPY	6,069,700		56,196	1,412	(35)
	04/2019		$160	ARS	6,934	0	0
	04/2019		1,048	CAD	1,399	0	(1)
	04/2019		8,442	CNH	56,745	0	(1)
	05/2019	ARS	1,261		$27	0	(1)
	06/2019	INR	1,232,302		17,073	0	(499)
	06/2019	THB	509,134		16,292	217	0
	06/2019	TWD	1,194,906		38,876	41	0

BRC	04/2019	CLP	5,397,733		8,247	315	0
	04/2019	JPY	20,706,588		187,308	476	0
	06/2019	EUR	1,070	TRY	6,916	0	(41)

CBK	04/2019	CAD	2,352		$1,764	4	0
	04/2019	EUR	1,511		1,720	25	0
	04/2019	GBP	102,900		135,604	1,582	0
	04/2019	JPY	276,000		2,507	17	0
	04/2019	MXN	69,728		3,667	82	0
	04/2019	SEK	22,297		2,412	14	0
	04/2019		$1,548	CNH	10,812	60	0
	04/2019		6,429	DKK	41,777	0	(152)
	04/2019		890	EUR	787	0	(7)
	04/2019		13,005	GBP	9,808	0	(231)

136	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019		$212,713	JPY	23,463,888	$0	$(1,002)
	05/2019	JPY	23,463,888		$213,308	942	0
	05/2019		$3,650	MXN	69,728	0	(82)
	05/2019		2,418	SEK	22,297	0	(14)
	06/2019	COP	528,467		$169	4	0
	06/2019	EUR	760	TRY	4,914	0	(29)
	06/2019	TRY	14,348	EUR	2,215	80	0

FBF	04/2019	CNH	38,383		$5,471	0	(238)

GLM	04/2019	ARS	5,673		131	0	0
	04/2019	AUD	25,978		18,570	124	0
	04/2019	CAD	6,107		4,653	83	0
	04/2019	CHF	41,653		41,802	0	(28)
	04/2019	CNH	18,855		2,812	8	0
	04/2019	SEK	16,225		1,733	0	(12)
	04/2019		$130	ARS	5,673	1	0
	04/2019		18,414	AUD	25,978	31	0
	04/2019		6,942	CNY	48,404	263	0
	05/2019	ARS	5,673		$124	0	(1)
	05/2019	AUD	25,978		18,425	0	(32)
	06/2019	KRW	59,678,309		53,237	667	0
	06/2019	MYR	153,995		37,857	120	(5)
	06/2019		$2,812	CNH	18,855	0	(8)

HUS	04/2019	BRL	6,057		$1,561	14	0
	04/2019	CAD	118,861		90,079	1,132	0
	04/2019	CNH	4,816		715	0	(2)
	04/2019	CNY	48,404		7,204	0	(1)
	04/2019	NOK	16,410		1,923	20	0
	04/2019	PLN	48,497		12,981	345	0
	04/2019	RUB	54,438		828	0	0
	04/2019		$18	ARS	817	0	0
	04/2019		1,554	BRL	6,057	0	(7)
	04/2019		3,615	MXN	69,728	0	(30)
	04/2019		10,100	NOK	86,771	0	(39)
	05/2019		53	ARS	2,424	0	(1)
	05/2019		1,558	BRL	6,057	0	(14)
	06/2019		7,198	CNY	48,404	0	(1)
	11/2019		33,949	CNH	230,018	219	0
	01/2021	BRL	3,920		$604	0	(336)

IND	06/2019	TWD	37,516		1,218	0	(1)

JPM	04/2019	EUR	86,570		98,799	1,689	0
	04/2019	GBP	2,097		2,767	35	0
	04/2019	JPY	1,142,000		10,277	12	(40)
	04/2019		$44,774	CHF	44,484	0	(100)
	05/2019	CHF	44,484		$44,905	99	0
	05/2019	EUR	87,294		98,273	94	0
	06/2019	KRW	1,480,940		1,317	12	0
	07/2019	HUF	487,178		1,770	56	0

MSB	05/2019		$72	ARS	3,077	0	(5)
	06/2019	EUR	385	TRY	2,494	0	(14)

MYI	04/2019	JPY	367,400		$3,322	0	0
	05/2019	ZAR	77,497		5,412	64	0
	07/2019		$6,345	DKK	41,777	0	(17)

NGF	11/2019	CNH	134,110		$19,164	0	(757)

RBC	06/2019	KRW	4,479,759		3,987	41	0

RYL	04/2019	CAD	14,084		10,494	0	(46)

SCX	04/2019	JPY	367,400		3,327	13	0
	04/2019	NZD	11,211		7,709	74	0
	04/2019		$126,020	GBP	95,189	0	(2,041)
	04/2019		7,619	NZD	11,211	15	0
	04/2019		4,145	SEK	38,522	0	(2)
	05/2019	CZK	19,038		$836	8	0
	05/2019	GBP	95,189		126,211	2,038	0
	05/2019	NZD	11,211		7,623	0	(16)
	06/2019	HKD	473,708		60,586	99	0
	06/2019	TWD	923,879		30,076	50	0
	06/2019		$2,247	IDR	32,066,485	0	(23)
	11/2019	CNH	95,908		$13,700	0	(546)

SOG	04/2019		5,503		797	0	(21)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	137

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019		$1,502	TRY	8,183	$0	$(65)
	05/2019	RUB	1,415,220		$21,310	0	(119)
	06/2019	HKD	9,678		1,237	1	0

SSB	04/2019	CHF	1,735		1,730	0	(12)
	04/2019		$10,432	CAD	13,951	7	0
	05/2019	ZAR	110,438		$7,773	153	0

UAG	04/2019	BRL	6,057		1,554	7	0
	04/2019	CHF	1,096		1,093	0	(8)
	04/2019		$1,612	BRL	6,057	0	(65)
	04/2019		93,893	CAD	126,054	437	0
	05/2019	CAD	126,054		$93,965	0	(439)
	06/2019	HKD	24,705		3,155	1	0
	06/2019	INR	75,604		1,079	1	0
	06/2019	TWD	57,960		1,884	0	0

Total Forward Foreign Currency Contracts						$ 13,429	$ (8,426)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	23,079	$99	$90

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	19,730	79	77

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	16,905	140	86

						$318	$253

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	171,700	$1,373	$1,951
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	175,100	1,027	1,396
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	24,000	965	123
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	12,100	589	139

							$3,954	$3,609

Total Purchased Options							$4,272	$3,862

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	11,361	$(189)	$(571)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	33,810	(147)	(78)

						$(336)	$(649)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	324,700	$(1,555)	$(2,785)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	198,800	(965)	(1,788)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	681,700	(3,204)	(6,151)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	174,600	(967)	(27)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	90,700	(1,374)	(2,031)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	92,400	(1,027)	(1,461)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	12,100	(372)	(56)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	12,100	(217)	(20)

							$(9,681)	$(14,319)

Total Written Options							$(10,017)	$(14,968)

138	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	1,700	$315	$(120)	$195	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		950	174	(65)	109	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,000	191	(76)	115	0

								$680	$(261)	$419	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$1,800	$3	$1	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$5,744	$(1,199)	$783	$0	$(416)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	11,488	(2,427)	1,596	0	(831)

						$(3,626)	$2,379	$0	$(1,247)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR 62,400	$(6)	$(113)	$0	$(119)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	S&P 500 Total Return Index	23,418	2.782% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	$132,025	$0	$(493)	$0	$(493)
	Receive	RALVEIET Index	1,029,060	3.625% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/25/2019	121,522	0	(347)	0	(347)
	Receive	RALVEIET Index	151,870	3.532% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	18,212	0	(301)	0	(301)

BRC	Pay	NDDUWXUS Index	3,700	2.452% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2019	21,532	0	124	124	0

CBK	Pay	NDUEEGF Index	23,989	2.665% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	11,746	0	19	19	0
	Pay	NDDUWXUS Index	4,284	2.465% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2019	24,819	0	57	57	0
	Pay	NDUEEGF Index	48,012	2.572% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	23,471	0	(16)	0	(16)
	Receive	RALVEIUT Index	3,566,580	2.695% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/09/2020	601,361	0	(1,214)	0	(1,214)

DUB	Receive	RALVEIUT Index	1,018,386	2.792% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	169,704	0	1,836	1,836	0
	Receive	RALVEIUT Index	784,559	2.650% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	132,285	0	(268)	0	(268)

FAR	Pay	S&P 500 Total Return Index	36,495	2.642% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	205,750	0	(778)	0	(778)

FBF	Pay	NDUEEGF Index	84,325	3.052% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	41,224	0	(21)	0	(21)

GST	Pay	NDUEEGF Index	50,906	2.732% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	24,886	0	(16)	0	(16)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	139

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	RALVEIUT Index	472,252	2.852% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	$78,696	$0	$849	$849	$0
	Receive	RALVEIET Index	507,600	3.682% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020	60,871	0	(1,010)	0	(1,010)

JPM	Receive	RALVEIET Index	1,036,567	3.582% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	124,305	0	(2,058)	0	(2,058)
	Receive	RALVEIET Index	308,522	3.625% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	36,437	0	(104)	0	(104)
	Receive	RALVEIIT Index	1,679,274	3.162% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	229,019	0	(883)	0	(883)
	Receive	RALVEIET Index	1,068,247	3.542% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	127,877	0	(1,871)	0	(1,871)

MEI	Pay	NDDUWXUS Index	24,029	2.532% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	139,836	0	811	811	0
	Pay	NDDUWXUS Index	57,009	2.322% (1-Month USD-LIBOR less a specified spread)	Monthly	02/06/2020	331,753	0	1,887	1,887	0

MYI	Receive	RALVEIIT Index	1,211,913	3.172% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	165,281	0	(638)	0	(638)
	Receive	RALVEIUT Index	278,020	2.902% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	46,329	0	499	499	0

SOG	Receive	RALVEIIT Index	191,889	3.155% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2019	26,099	0	(64)	0	(64)
	Receive	RALVEIIT Index	2,663,658	3.072% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020	363,270	0	(1,388)	0	(1,388)
	Pay	S&P 500 Total Return Index	31,333	2.752% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2020	176,648	0	(661)	0	(661)
	Receive	RALVEIIT Index	330,752	3.062% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020	45,108	0	(172)	0	(172)
	Receive	RALVEIIT Index	1,485,782	3.132% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020	202,631	0	(779)	0	(779)
	Pay	NDUEEGF Index	12,662	2.705% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/20/2020	6,200	0	0	0	0

UAG	Receive	RALVEIET Index	266,633	3.645% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/14/2019	31,487	0	(90)	0	(90)
	Pay	NDUEEGF Index	313,369	2.937% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/06/2020	153,195	0	(86)	0	(86)

								$0	$(7,176)	$6,082	$(13,258)

Total Swap Agreements								$(2,949)	$(5,170)	$6,505	$(14,624)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$31	$0	$0	$31	$0	$0	$0	$0	$31	$0	$31
BOA	78	0	0	78	(1,239)	0	(416)	(1,655)	(1,577)	1,758	181
BPS	1,686	0	195	1,881	(537)	0	(1,141)	(1,678)	203	966	1,169
BRC	791	0	124	915	(41)	0	(831)	(872)	43	636	679

140	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
CBK	$2,810	$0	$185	$2,995	$(1,517)	$(571)	$(1,230)	$(3,318)	$(323)	$(7,750)	$(8,073)
DUB	0	0	1,836	1,836	0	(2,785)	(268)	(3,053)	(1,217)	(10,784)	(12,001)
FAR	0	0	0	0	0	0	(778)	(778)	(778)	0	(778)
FBF	0	0	0	0	(238)	0	(21)	(259)	(259)	(310)	(569)
GLM	1,297	0	0	1,297	(86)	(1,788)	(119)	(1,993)	(696)	868	172
GST	0	0	849	849	0	0	(1,026)	(1,026)	(177)	287	110
HUS	1,730	90	119	1,939	(431)	0	0	(431)	1,508	(1,887)	(379)
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	1,997	0	0	1,997	(140)	0	(4,916)	(5,056)	(3,059)	5,287	2,228
MEI	0	0	2,698	2,698	0	0	0	0	2,698	(4,830)	(2,132)
MSB	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
MYC	0	3,609	0	3,609	0	(9,746)	0	(9,746)	(6,137)	6,032	(105)
MYI	64	77	499	640	(17)	0	(638)	(655)	(15)	765	750
NGF	0	0	0	0	(757)	0	0	(757)	(757)	(4,094)	(4,851)
RBC	41	0	0	41	0	0	0	0	41	0	41
RYL	0	0	0	0	(46)	0	0	(46)	(46)	(120)	(166)
SCX	2,297	86	0	2,383	(2,628)	(78)	0	(2,706)	(323)	497	174
SOG	1	0	0	1	(205)	0	(3,064)	(3,269)	(3,268)	4,598	1,330
SSB	160	0	0	160	(12)	0	0	(12)	148	0	148
UAG	446	0	0	446	(512)	0	(176)	(688)	(242)	(1,330)	(1,572)

Total Over the Counter	$13,429	$3,862	$6,505	$23,796	$(8,426)	$(14,968)	$(14,624)	$(38,018)

(n)

Securities with an aggregate market value of $22,811 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	141

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	1,372	0	1,738	3,110
Swap Agreements	0	0	0	0	3,423	3,423

	$0	$0	$1,372	$0	$5,164	$6,536

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,429	$0	$13,429
Purchased Options	0	0	0	253	3,609	3,862
Swap Agreements	0	423	6,082	0	0	6,505

	$0	$423	$6,082	$13,682	$3,609	$23,796

	$0	$423	$7,454	$13,682	$8,773	$30,332

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$13	$0	$2,440	$2,453
Swap Agreements	0	0	0	0	2,202	2,202

	$0	$0	$13	$0	$4,642	$4,655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,426	$0	$8,426
Written Options	0	0	0	649	14,319	14,968
Swap Agreements	0	1,247	13,258	0	119	14,624

	$0	$1,247	$13,258	$9,075	$14,438	$38,018

	$0	$1,247	$13,271	$9,075	$19,080	$42,673

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(277)	$(277)
Written Options	0	0	0	0	1,093	1,093
Futures	0	0	(6,607)	0	14,421	7,814
Swap Agreements	0	(16)	0	0	2,251	2,235

	$0	$(16)	$(6,607)	$0	$17,488	$10,865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,863	$0	$40,863
Purchased Options	0	0	0	(510)	1,851	1,341
Written Options	0	214	91	2,526	(3,754)	(923)
Swap Agreements	0	(100)	64,521	0	0	64,421

	$0	$114	$64,612	$42,879	$(1,903)	$105,702

	$0	$98	$58,005	$42,879	$15,585	$116,567

142	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(28)	$(28)
Futures	0	0	4,825	0	(6,058)	(1,233)
Swap Agreements	0	0	0	0	(35,257)	(35,257)

	$0	$0	$4,825	$0	$(41,343)	$(36,518)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,850	$0	$3,850
Purchased Options	0	0	0	(25)	4,511	4,486
Written Options	0	0	0	(225)	(4,766)	(4,991)
Swap Agreements	0	155	(6,086)	0	(250)	(6,181)

	$0	$155	$(6,086)	$3,600	$(505)	$(2,836)

	$0	$155	$(1,261)	$3,600	$(41,848)	$(39,354)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,908	$0	$5,908
Corporate Bonds & Notes
Banking & Finance	0	158,491	0	158,491
Industrials	0	53,650	0	53,650
Utilities	0	20,430	0	20,430
Municipal Bonds & Notes
Illinois	0	743	0	743
U.S. Government Agencies	0	341,916	0	341,916
U.S. Treasury Obligations	0	694,213	0	694,213
Non-Agency Mortgage-Backed Securities	0	88,179	0	88,179
Asset-Backed Securities	0	154,502	0	154,502
Sovereign Issues	0	62,021	0	62,021
Short-Term Instruments
Certificates of Deposit	0	8,713	0	8,713
Repurchase Agreements	0	28,253	0	28,253
Argentina Treasury Bills	0	63	0	63
Japan Treasury Bills	0	48,275	0	48,275
U.S. Treasury Bills	0	1,062	0	1,062

	$0	$1,666,419	$0	$1,666,419

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$342,464	$0	$0	$342,464

Total Investments	$342,464	$1,666,419	$0	$2,008,883

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(11,057)	$0	$(11,057)
U.S. Government Agencies	0	(5,710)	0	(5,710)
U.S. Treasury Obligations	0	(1,670)	0	(1,670)

	$0	$(18,437)	$0	$(18,437)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,110	3,360	0	6,470
Over the counter	0	23,796	0	23,796

	$3,110	$27,156	$0	$30,266

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,453)	(2,202)	0	(4,655)
Over the counter	0	(38,018)	0	(38,018)

	$(2,453)	$(40,220)	$0	$(42,673)

Total Financial Derivative Instruments	$657	$(13,064)	$0	$(12,407)

Totals	$343,121	$1,634,918	$0	$1,978,039

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	143

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the Funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

144	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2019

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly

PIMCO RAE Low Volatility PLUS Fund	Quarterly	Quarterly

PIMCO RAE Low Volatility PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE Low Volatility PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Small Fund	Quarterly	Quarterly

PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods

ANNUAL REPORT	MARCH 31, 2019	145

Notes to Financial Statements (Cont.)

beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended March 31, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund		RAE Low Volatility PLUS EMG Fund		PIMCO RAE Low Volatility PLUS International Fund		PIMCO RAE PLUS Fund		PIMCO RAE PLUS EMG Fund		PIMCO RAE PLUS International Fund		PIMCO RAE PLUS Small Fund		RAE Worldwide Long/Short PLUS Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(5,289)	$(4,432)		$(130,963)		$(36,608)		$(30,635)		$(153,903)		$(97,032)		$(3,178)		$(91,937)

I-2	(53)	(34	)(a)	(8	)(b)	(356)		(16,937)		(3,239)		(493)		(106)		(38	)(b)

I-3	0	0		0		0		0		0		0		0		0

Administrative Class	0	0		0		0		(2,070)		(38	)(c)	0		0		0

Class D	(62)	0		0		0		(18,373	)(d)	(1,604	)(d)	(417	)(d)	(192	)(d)	0

Class A	(68)	(332)		(27	)(b)	(131	)(e)	(28,719)		(930)		(410)		(186)		(17	)(b)

Class C	(28)	(102)		(7	)(g)	(6	)(g)	(21,267)		(287)		(150	)(f)	(88)		(9	)(g)

From net realized capital gains

Institutional Class	0	(23,082)		0		(13,575)		(8,135)		0		0		(4,355)		0

I-2	0	(186	)(a)	0	(b)	(151)		(4,342)		0		0		(124)		0	(b)

I-3	0	0		0		0		0		0		0		0		0

Administrative Class	0	0		0		0		(549)		0	(c)	0		0		0

Class D	0	0		0		0		(4,961	)(d)	0	(d)	0	(d)	(279	)(d)	0

Class A	0	(1,998)		0	(b)	(54	)(e)	(7,653)		0		0		(288)		0	(b)

Class C	0	(755)		0	(g)	0	(g)	(6,262)		0		0	(f)	(159)		0	(g)

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(5,500)	$(30,921)		$(131,005)		$(50,881)		$(149,903)		$(160,001)		$(98,502)		$(8,955)		$(92,001)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class P Shares liquidated at the close of business on January 31, 2018.
(b)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(c)	Administrative Class Shares liquidated at the close of business on January 31, 2018
(d)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(e)	Class A Shares liquidated at the close of business on January 31, 2018.
(f)	Class C Shares liquidated at the close of business on January 31, 2018.
(g)	Class C Shares liquidated at the close of business on July 28, 2017.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

146	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2019

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of

ANNUAL REPORT	MARCH 31, 2019	147

Notes to Financial Statements (Cont.)

the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.
∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted

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prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management

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Notes to Financial Statements (Cont.)

activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$211,914	$6,570	$0	$0	$(1,143)	$217,341	$6,321	$248

PIMCO RAE Low Volatility PLUS Fund	27,198	412	(27,596)	(37)	23	0	459	0

PIMCO RAE Low Volatility PLUS EMG Fund	174,997	4,584	(51,922)	39	(641)	127,057	4,438	145

PIMCO RAE Low Volatility PLUS International Fund	80,090	2,079	(34,582)	(198)	(185)	47,204	1,997	81

PIMCO RAE PLUS Fund	264,100	8,188	0	0	(1,424)	270,864	7,879	309

PIMCO RAE PLUS EMG Fund	286,353	8,878	0	0	(1,544)	293,687	8,542	335

PIMCO RAE PLUS International Fund	55,691	89	(55,839)	68	(9)	0	104	0

PIMCO RAE PLUS Small Fund	13,717	425	0	0	(74)	14,068	409	16

PIMCO RAE Worldwide Long/Short PLUS Fund	150,138	4,655	0	0	(810)	153,983	4,478	176

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$226,394	$842,443	$(765,500)	$67	$160	$303,564	$8,043	$0

PIMCO RAE Low Volatility PLUS Fund	41,309	121,139	(156,200)	11	(4)	6,255	1,039	0

PIMCO RAE Low Volatility PLUS EMG Fund	1,654	694,070	(695,600)	2	0	126	370	0

PIMCO RAE Low Volatility PLUS International Fund	5,620	470,717	(476,201)	47	0	183	1,217	0

PIMCO RAE PLUS Fund	238,161	1,101,630	(1,019,700)	15	132	320,238	9,530	0

PIMCO RAE PLUS EMG Fund	424,181	1,974,372	(2,202,901)	244	106	196,002	15,472	0

PIMCO RAE PLUS International Fund	58,771	513,966	(506,200)	44	33	66,614	1,466	0

PIMCO RAE PLUS Small Fund	16,024	89,414	(69,400)	0	21	36,059	714	0

PIMCO RAE Worldwide Long/Short PLUS Fund	151	1,128,597	(940,301)	(79)	113	188,481	5,097	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have

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varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2019 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities.

Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

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Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the

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proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of

Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting

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values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”,

(ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

New/Small Fund	—	—	—	—	X	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X

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Notes to Financial Statements (Cont.)

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

Emerging Markets	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	X	—	—	—	—

Management	X	X	X	X	X	X	X	X	X

Model	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

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Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Fund’s sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in

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Notes to Financial Statements (Cont.)

place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

160	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2019

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C		Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	0.35%	N/A		N/A	0.40%	0.40%	~	N/A
PIMCO RAE Low Volatility PLUS Fund	0.54%	0.25%	N/A	N/A		N/A	0.40%	0.40%	~	N/A
PIMCO RAE Low Volatility PLUS EMG Fund(1)	0.85%	0.30%	N/A	N/A		N/A	N/A	N/A		N/A
PIMCO RAE Low Volatility PLUS International Fund	0.57%	0.25%	0.35%	N/A		N/A	N/A	N/A		N/A
PIMCO RAE PLUS Fund	0.54%	0.25%	0.35%	0.45%	(2)	0.25%	0.40%	0.40%		N/A
PIMCO RAE PLUS EMG Fund	0.85%	0.30%	0.40%	N/A		N/A	0.45%	0.45%		N/A
PIMCO RAE PLUS International Fund	0.57%	0.25%	0.35%	N/A		N/A	0.35%	N/A		0.35%	*
PIMCO RAE PLUS Small Fund	0.59%	0.25%	0.35%	N/A		N/A	0.35%	0.35%		0.35%	*
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	N/A	N/A		N/A	N/A	N/A		N/A

~	This share class was liquidated during the reporting period.
*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2019, to reduce its Investment Advisory Fee by 0.15% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and

ANNUAL REPORT	MARCH 31, 2019	161

Notes to Financial Statements (Cont.)

governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its Investment Advisory Fee for the PIMCO RAE Low Volatility PLUS EMG Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2019, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Low Volatility PLUS EMG Fund	$4,947	$3,266	$1,330	$9,543

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed to reduce its supervisory and administrative fee for I-3 shares of the PIMCO RAE PLUS Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$56,328	$1,211

PIMCO RAE Low Volatility PLUS Fund	1,838	3,358

PIMCO RAE Low Volatility PLUS EMG Fund	10,031	68,059

PIMCO RAE Low Volatility PLUS International Fund	1,213	406

PIMCO RAE PLUS Fund	13,045	610

PIMCO RAE PLUS EMG Fund	91,147	2,424

PIMCO RAE PLUS International Fund	6,403	30,862

PIMCO RAE PLUS Small Fund	602	202

PIMCO RAE Worldwide Long/Short PLUS Fund	83,909	1,517

†	A zero balance may reflect actual amounts rounding to less than one thousand.

162	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2019

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$4,422,388	$4,037,283	$323,033	$68,706

PIMCO RAE Low Volatility PLUS Fund	537,524	557,549	28,800	31,258

PIMCO RAE Low Volatility PLUS EMG Fund	2,944,774	3,146,954	78,654	205,435

PIMCO RAE Low Volatility PLUS International Fund	1,821,609	1,791,833	54,878	113,473

PIMCO RAE PLUS Fund	5,409,005	5,241,761	206,272	77,926

PIMCO RAE PLUS EMG Fund	8,470,099	7,663,323	615,542	111,896

PIMCO RAE PLUS International Fund	1,328,244	1,475,847	48,015	193,724

PIMCO RAE PLUS Small Fund	395,658	349,027	30,805	7,388

PIMCO RAE Worldwide Long/Short PLUS Fund	4,351,679	3,778,067	383,986	71,031

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	163

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund								PIMCO RAE Low Volatility PLUS Fund

	Year Ended 03/31/2019				Year Ended 03/31/2018				Year Ended 03/31/2019				Year Ended 03/31/2018

	Shares		Amount		Shares		Amount		Shares		Amount		Shares		Amount
Receipts for shares sold

Institutional Class	49,150		$492,273		107,207		$1,079,359		4,691		$47,711		3,376		$39,547

I-2	26		259		46		470		0		0		55	(a)	709	(a)

I-3	0		0		0		0		0		0		0		0

Administrative Class	0		0		0		0		0		0		0		0

Class D	0		0		73		713		0		0		0		0

Class A	172		1,699		676	(b)	6,678	(b)	764		8,150		432		5,544

Class C	4	(c)	45	(c)	24		234		72	(c)	840	(c)	72		902
Issued as reinvestment of distributions

Institutional Class	824		8,245		525		5,249		3,558		32,856		2,270		27,511

I-2	1		8		5		51		0		0		18	(a)	220	(a)

I-3	0		0		0		0		0		0		0		0

Administrative Class	0		0		0		0		0		0		0		0

Class D	0		0		6		60		0		0		0		0

Class A	3		27		7		64		493		4,268		194		2,328

Class C	0	(c)	0	(c)	3		26		13	(c)	148	(c)	73		853
Cost of shares redeemed

Institutional Class	(31,571)		(318,025)		(1,736)		(17,396)		(16,021)		(179,165)		(3,213)		(40,238)

I-2	(195)		(1,968)		(314)		(3,153)		0		0		(140	)(a)	(1,726	)(a)

I-3	0		0		0		0		0		0		0		0

Administrative Class	0		0		0		0		0		0		0		0

Class D	0		0		(1,178	)(b)	(11,562	)(b)	0		0		0		0

Class A	(472)		(4,656)		(364)		(3,587)		(1,279)		(12,320)		(422)		(5,322)

Class C	(485	)(c)	(4,783	)(c)	(385)		(3,770)		(481	)(c)	(5,500	)(c)	(192)		(2,325)

Net increase (decrease) resulting from Fund share transactions	17,457		$173,124		104,595		$1,053,436		(8,190)		$(103,012)		2,523		$28,003

164	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2019

PIMCO RAE Low Volatility PLUS EMG Fund						PIMCO RAE Low Volatility PLUS International Fund						PIMCO RAE PLUS Fund

Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

9,833	$93,754	5,251		$53,114		11,319	$101,736	2,381		$26,357		22,051	$165,951	15,151		$114,026

0	0	6	(d)	57	(d)	1,786	18,009	22		241		18,400	132,495	11,552		86,007

0	0	0		0		0	0	0		0		321	2,343	0		0

0	0	0		0		0	0	0		0		466	3,392	640		4,757

0	0	0		0		0	0	0		0		0	0	5,002		35,656

0	0	26	(d)	255	(d)	0	0	143	(f)	1,559	(f)	18,207	128,888	48,694	(g)	342,621	(g)

0	0	13	(e)	125	(e)	0	0	10	(e)	112	(e)	6,830	44,914	5,521		36,726

13,822	119,981	13,195		130,963		19,277	149,521	4,544		50,183		8,158	54,935	4,926		37,305

0	0	1	(d)	8	(d)	408	3,105	46		507		4,042	26,981	2,483		18,654

0	0	0		0		0	0	0		0		19	126	0		0

0	0	0		0		0	0	0		0		527	3,456	354		2,619

0	0	0		0		0	0	0		0		0	0	3,216		23,168

0	0	3	(d)	27	(d)	0	0	17	(f)	184	(f)	11,221	71,492	4,882		35,246

0	0	1	(e)	7	(e)	0	0	1	(e)	6	(e)	5,592	32,406	3,826		25,629

(38,024)	(375,441)	(242,987)		(2,441,739)		(28,554)	(277,235)	(96,299)		(1,025,744)		(20,846)	(145,434)	(22,405)		(169,639)

0	0	(28	)(d)	(291	)(d)	(1,333)	(12,988)	(228)		(2,469)		(14,984)	(105,610)	(15,102)		(112,160)

0	0	0		0		0	0	0		0		(68)	(469)	0		0

0	0	0		0		0	0	0		0		(4,790)	(33,013)	(732)		(5,384)

0	0	0		0		0	0	0		0		0	0	(52,101	)(g)	(365,408	)(g)

0	0	(78	)(d)	(831	)(d)	0	0	(409	)(f)	(4,618	)(f)	(28,212)	(195,465)	(19,851)		(142,974)

0	0	(81	)(e)	(781	)(e)	0	0	(101	)(e)	(1,075	)(e)	(13,744)	(87,405)	(16,181)		(107,122)

(14,369)	$(161,706)	(224,678)		$(2,259,086)		2,903	$(17,852)	(89,873)		$(954,757)		13,190	$99,983	(20,125)		$(140,273)

ANNUAL REPORT	MARCH 31, 2019	165

Notes to Financial Statements (Cont.)

	PIMCO RAE PLUS EMG Fund						PIMCO RAE PLUS International Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	134,615	$1,369,777	104,812		$1,168,884		28,609	$227,903	23,248		$212,327

I-2	2,415	24,219	4,767		54,530		703	5,999	165		1,638

I-3	0	0	0		0		0	0	0		0

Administrative Class	0	0	27	(h)	285	(h)	0	0	0		0

Class D	0	0	1,590		16,962		0	0	785		7,711

Class A	7,925	83,006	2,226	(i)	24,759	(i)	745	5,818	730	(j)	7,105	(j)

Class C	91	901	305		3,254		0	0	141	(k)	1,380	(k)
Issued as reinvestment of distributions

Institutional Class	8,039	79,543	14,119		153,604		10,101	73,071	9,902		97,031

I-2	62	619	299		3,220		132	977	50		493

I-3	0	0	0		0		0	0	0		0

Administrative Class	0	0	4	(h)	38	(h)	0	0	0		0

Class D	0	0	154		1,602		0	0	43		417

Class A	48	479	87		929		235	1,749	42		410

Class C	8	75	28		287		0	0	15	(k)	150	(k)
Cost of shares redeemed

Institutional Class	(50,060)	(499,793)	(16,338)		(181,976)		(42,957)	(400,666)	(79,484)		(809,253)

I-2	(4,980)	(52,125)	(4,418)		(48,407)		(580)	(4,870)	(338)		(3,457)

I-3	0	0	0		0		0	0	0		0

Administrative Class	0	0	(73	)(h)	(803	)(h)	0	0	0		0

Class D	0	0	(4,207	)(i)	(45,539	)(i)	0	0	(1,306	)(j)	(12,910	)(j)

Class A	(8,442)	(88,775)	(738)		(8,027)		(652)	(5,435)	(133)		(1,328)

Class C	(177)	(1,760)	(132)		(1,400)		0	0	(294	)(k)	(3,023	)(k)

Net increase (decrease) resulting from Fund share transactions	89,544	$916,166	102,512		$1,142,202		(3,664)	$(95,454)	(46,434)		$(501,309)

166	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2019

PIMCO RAE PLUS Small Fund						PIMCO RAE Worldwide Long/Short PLUS Fund

Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

7,266	$75,125	2,120		$25,007		76,674	$761,909	18,532		$183,025

433	5,124	165		1,929		0	0	56	(d)	562	(d)

0	0	0		0		0	0	0		0

0	0	0		0		0	0	0		0

0	0	275		3,207		0	0	0		0

1,438	16,477	708	(l)	8,034	(l)	0	0	12	(d)	125	(d)

154	1,742	57		650		0	0	2	(e)	23	(e)

862	9,051	637		7,527		2,067	20,902	9,318		91,937

52	544	20		230		0	0	4	(d)	38	(d)

0	0	0		0		0	0	0		0

0	0	0		0		0	0	0		0

0	0	38		450		0	0	0		0

133	1,391	40		474		0	0	2	(d)	17	(d)

31	315	21		247		0	0	1	(e)	9	(e)

(1,922)	(21,677)	(1,420)		(16,874)		(19,259)	(194,640)	(57,438)		(575,805)

(250)	(2,780)	(241)		(2,808)		0	0	(62	)(d)	(614	)(d)

0	0	0		0		0	0	0		0

0	0	0		0		0	0	0		0

0	0	(732	)(l)	(8,342	)(l)	0	0	0		0

(947)	(10,717)	(189)		(2,218)		0	0	(24	)(d)	(239	)(d)

(71)	(778)	(96)		(1,095)		0	0	(70	)(e)	(691	)(e)

7,179	$73,817	1,403		$16,418		59,482	$588,171	(29,667)		$(301,613)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class P Shares liquidated at the close of business on January 31, 2018.
(b)	On March 23, 2018, 614 Class D shares in the amount of $6,028 converted into Class A shares of the Fund.
(c)	Class C Shares liquidated at the close of business on October 31, 2018.
(d)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(e)	Class C Shares liquidated at the close of business on July 28, 2017.
(f)	Class A Shares liquidated at the close of business on January 31, 2018.
(g)	On March 23, 2018, 37,436 Class D shares in the amount of $261,060 converted into Class A shares of the Fund.
(h)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(i)	On March 23, 2018, 1,035 Class D shares in the amount of $11,508 converted into Class A shares of the Fund.
(j)	On March 23, 2018, 445 Class D shares in the amount of $4,242 converted into Class A shares of the Fund.
(k)	Class C Shares liquidated at the close of business on January 31, 2018.
(l)	On March 23, 2018, 486 Class D shares in the amount of $5,470 converted into Class A shares of the Fund.

ANNUAL REPORT	MARCH 31, 2019	167

Notes to Financial Statements (Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0%	96%

PIMCO RAE Low Volatility PLUS Fund	0	1	0%	85%

PIMCO RAE Low Volatility PLUS EMG Fund	0	2	0%	97%

PIMCO RAE Low Volatility PLUS International Fund	0	2	0%	91%

PIMCO RAE PLUS EMG Fund	0	2	0%	91%

PIMCO RAE PLUS International Fund	0	2	0%	86%

PIMCO RAE PLUS Small Fund	0	1	0%	31%

PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	95%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO RAE Fundamental Advantage PLUS Fund	$0	$0	$(49,668)	$(6)	$(776,813)	$0	$0

PIMCO RAE Low Volatility PLUS Fund	154	0	2,364	(1)	(2,763)	0	0

PIMCO RAE Low Volatility PLUS EMG Fund	24,239	37,950	1,748	0	0	0	0

PIMCO RAE Low Volatility PLUS International Fund	3,526	0	(3,299)	0	(4,433)	0	0

PIMCO RAE PLUS Fund	36,311	182,772	(35,289)	0	0	0	0

PIMCO RAE PLUS EMG Fund	0	0	3,226	(10)	(171,671)	0	0

PIMCO RAE PLUS International Fund	6,268	0	(7,182)	(5)	(19,400)	0	0

PIMCO RAE PLUS Small Fund	2,244	0	2,955	(4)	(20,107)	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	51,917	0	(18,561)	0	(102,010)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, Treasury Inflation Protected Securities (TIPs), non-taxable transactions, convertible preferred securities, Lehman securities, straddle loss deferrals, and sale/buyback transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

168	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2019

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Fundamental Advantage PLUS Fund*	$573,719	$203,094

PIMCO RAE Low Volatility PLUS Fund	0	2,763

PIMCO RAE Low Volatility PLUS EMG Fund	0	0

PIMCO RAE Low Volatility PLUS International Fund	0	4,433

PIMCO RAE PLUS Fund	0	0

PIMCO RAE PLUS EMG Fund	0	171,671

PIMCO RAE PLUS International Fund	19,400	0

PIMCO RAE PLUS Small Fund*	10,988	9,119

PIMCO RAE Worldwide Long/Short PLUS Fund	73,114	28,896

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Fundamental Advantage PLUS Fund	$1,901,043	$98,482	$(148,226)	$(49,744)

PIMCO RAE Low Volatility PLUS Fund	113,628	11,594	(9,233)	2,361

PIMCO RAE Low Volatility PLUS EMG Fund	1,074,735	67,654	(65,953)	1,701

PIMCO RAE Low Volatility PLUS International Fund	604,491	38,660	(41,970)	(3,310)

PIMCO RAE PLUS Fund	2,133,896	120,488	(155,800)	(35,312)

PIMCO RAE PLUS EMG Fund	3,653,392	227,476	(224,421)	3,055

PIMCO RAE PLUS International Fund	470,528	25,651	(32,868)	(7,217)

PIMCO RAE PLUS Small Fund	190,150	11,602	(8,659)	2,943

PIMCO RAE Worldwide Long/Short PLUS Fund	1,981,598	101,035	(119,567)	(18,532)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, straddle loss deferrals, sale/buyback transactions, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, Treasury Inflation Protected Securities (TIPs), non-taxable transactions, Lehman securities, and convertible preferred securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Fundamental Advantage PLUS Fund	$8,301	$0	$0	$5,500	$0	$0

PIMCO RAE Low Volatility PLUS Fund	13,960	23,315	0	19,226	11,695	0

PIMCO RAE Low Volatility PLUS EMG Fund	110,001	9,980	0	131,005	0	0

PIMCO RAE Low Volatility PLUS International Fund	59,008	93,633	0	37,100	13,781	0

PIMCO RAE PLUS Fund	28,677	169,731	0	118,001	31,902	0

PIMCO RAE PLUS EMG Fund	80,804	0	0	160,001	0	0

PIMCO RAE PLUS International Fund	75,801	0	0	98,502	0	0

PIMCO RAE PLUS Small Fund	3,903	7,402	0	8,955	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	20,902	0	0	92,001	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	169

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (nine of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

170	PIMCO FUNDAMENTAL INDEX FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland PLC

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, New York

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	ERAEMLT	eRAFI Emerging Markets Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index

ARLLMONP	Argentina Blended Policy Rate	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index

BADLARPP	Argentina Badlar Floating Rate Notes	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

EAFE	Europe, Australasia, and Far East Stock Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	US0003M	3 Month USD Swap Rate

ERADXULT	eRAFI International Large Strategy Index	NDUEEGF	iShares MSCI Emerging Markets ETF

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International

ADR	American Depositary Receipt	DAC	Designated Activity Company	NCUA	National Credit Union Administration

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	SP - ADR	Sponsored American Depositary Receipt

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

ANNUAL REPORT	MARCH 31, 2019	171

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO RAE Fundamental Advantage PLUS Fund	0.00%	8.91%	$8,301	$0

PIMCO RAE Low Volatility PLUS Fund	0.00%	0.00%	13,750	205

PIMCO RAE Low Volatility PLUS EMG Fund	0.00%	0.00%	29,612	0

PIMCO RAE Low Volatility PLUS International Fund	0.00%	0.00%	14,207	36,605

PIMCO RAE PLUS Fund	0.00%	0.00%	15,563	0

PIMCO RAE PLUS EMG Fund	0.00%	0.00%	80,804	0

PIMCO RAE PLUS International Fund	0.00%	0.00%	23,059	0

PIMCO RAE PLUS Small Fund	0.00%	0.00%	1,265	0

PIMCO RAE Worldwide Long/Short PLUS Fund	0.00%	0.00%	20,902	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

172	PIMCO FUNDAMENTAL INDEX FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2019	173

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

174	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	175

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

176	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	177

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3004AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (Unhedged)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		26

Statements of Operations		30

Statements of Changes in Net Assets		32

Notes to Financial Statements		161

Report of Independent Registered Public Accounting Firm		189

Glossary		190

Federal Income Tax Information		191

Management of the Trust		192

Privacy Policy		195

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Markets Bond Fund	7	34

PIMCO Emerging Markets Corporate Bond Fund	8	50

PIMCO Emerging Markets Currency and Short-Term Investments Fund(a)	9	60

PIMCO Emerging Markets Full Spectrum Bond Fund	10	77

PIMCO Global Advantage® Strategy Bond Fund	11	78

PIMCO Global Bond Opportunities Fund (Unhedged)(b)	12	98

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)(c)	13	118

PIMCO International Bond Fund (Unhedged)(d)	14	139

(a)	Prior to July 30, 2018, the PIMCO Emerging Markets Currency and Short-Term Investments Fund was named PIMCO Emerging Markets Currency Fund.
(b)	Prior to July 30, 2018, the PIMCO Global Bond Opportunities Fund (Unhedged) was named PIMCO Global Bond Fund (Unhedged).
(c)	Prior to July 30, 2018, the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) was named PIMCO Global Bond Fund (U.S. Dollar-Hedged).
(d)	Prior to July 30, 2018, the PIMCO International Bond Fund (Unhedged) was named PIMCO Foreign Bond Fund (Unhedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

2	PIMCO INTERNATIONAL BOND FUNDS

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund (formerly PIMCO Emerging Markets Currency Fund), PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO International Bond Fund (Unhedged) (formerly PIMCO Foreign Bond Fund (Unhedged)), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged) (formerly PIMCO Global Bond Fund (Unhedged)) and PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (formerly PIMCO Global Bond Fund (U.S. Dollar-Hedged)) (each a “Fund” and collectively, the “Funds”).

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (collectively, “Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously.

The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO INTERNATIONAL BOND FUNDS

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

A Fund may invest significantly in securities that are economically tied to Argentina and thus may be subject to various risks, such as political, economic, legal, market, and currency risks. Currently, investments in Argentina are particularly subject to effects from the country’s high inflation, economic instability, and political unrest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/97	07/31/97	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	—	—	—	—	—	Diversified
PIMCO Emerging Markets Currency and Short-Term Investments Fund	05/31/05	05/31/05	04/30/08	—	—	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	—	—	—	—	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	02/05/09	—	—	02/05/09	—	Diversified
PIMCO Global Bond Opportunities Fund (Unhedged)	11/23/93	11/23/93	—	—	07/31/96	01/31/18	—	Non-diversified
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	—	09/30/03	10/02/95	10/02/95	Non-diversified
PIMCO International Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	04/27/18	02/28/06	07/30/04	07/30/04	Diversified

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures

(“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX
I-2 - PEMPX	Class A - PAEMX
I-3 - PEBNX	Class C - PEBCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of 03/31/2019†§

Indonesia	9.5%

Mexico	8.4%

United States‡	7.4%

Turkey	5.6%

Argentina	5.4%

Luxembourg	4.8%

Brazil	4.5%

South Africa	3.6%

Qatar	2.6%

Chile	2.5%

Dominican Republic	2.4%

Cayman Islands	2.2%

Ukraine	2.0%

China	2.0%

Nigeria	2.0%

Venezuela	1.9%

Colombia	1.9%

Russia	1.8%

Egypt	1.8%

Saudi Arabia	1.5%

Uruguay	1.5%

Azerbaijan	1.5%

Guatemala	1.5%

Oman	1.3%

Ghana	1.3%

Sri Lanka	1.2%

Kazakhstan	1.2%

Peru	1.0%

Other	15.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	3.28%	4.43%	7.82%	9.04%
PIMCO Emerging Markets Bond Fund I-2	3.18%	4.32%	7.71%	8.93%
PIMCO Emerging Markets Bond Fund I-3	3.12%	4.27%	7.66%	8.88%
PIMCO Emerging Markets Bond Fund Class A	2.90%	4.04%	7.40%	8.61%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	(0.96)%	3.25%	6.99%	8.42%
PIMCO Emerging Markets Bond Fund Class C	2.14%	3.27%	6.60%	7.81%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	1.15%	3.27%	6.60%	7.81%
JPMorgan Emerging Markets Bond Index (EMBI) Global	3.52%	4.80%	8.12%	7.84%
Lipper Emerging Market Hard Currency Debt Funds Average	0.31%	2.92%	7.24%	6.99%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.84% for the Institutional Class shares, 0.94% for I-2 shares, 1.04% for I-3 shares, 1.21% for Class A shares and 1.96% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to Brazilian quasi-sovereign debt and exposure to corporate debt contributed to performance.

»	Underweight exposure to Lebanese external sovereign debt contributed to performance.

»	Underweight exposure to Philippine external sovereign debt detracted from performance.

»	Overweight exposure to Argentine external sovereign debt detracted from performance.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of 03/31/2019†§

United States‡	13.0%

Turkey	7.8%

Cayman Islands	7.6%

Netherlands	6.7%

United Kingdom	6.0%

Brazil	6.0%

Luxembourg	6.0%

Ireland	4.1%

Argentina	3.9%

South Africa	3.7%

Singapore	3.1%

Virgin Islands (British)	2.6%

Thailand	2.3%

China	2.0%

Canada	1.9%

Hong Kong	1.8%

Supranational	1.8%

United Arab Emirates	1.8%

Panama	1.8%

Chile	1.7%

Mauritius	1.6%

Mexico	1.6%

Indonesia	1.5%

Austria	1.1%

Other	8.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	4.49%	3.21%	5.79%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	4.84%	5.05%	7.50%
Lipper Emerging Market Hard Currency Debt Funds Average	0.31%	2.92%	6.01%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.92% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to Nigerian corporate debt contributed to performance.

»	Overweight exposure to South African corporate debt contributed to performance.

»	Underweight exposure to Hong Kong corporate debt detracted from performance.

»	Underweight exposure to Mexican corporate debt detracted from performance.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Institutional Class - PLMIX	Class A - PLMAX
I-2 - PLMPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of 03/31/2019†§

United States‡	31.9%

Brazil	12.3%

Czech Republic	3.7%

Luxembourg	3.2%

Qatar	2.5%

China	2.5%

Argentina	2.4%

Denmark	2.3%

United Kingdom	2.3%

India	2.1%

Turkey	2.0%

Canada	1.8%

Germany	1.8%

Ireland	1.6%

Cayman Islands	1.6%

Indonesia	1.3%

Malaysia	1.2%

Colombia	1.1%

Sri Lanka	1.1%

Other	11.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency and Short-Term Investments Fund Institutional Class	(5.57)%	(0.13)%	3.26%	2.96%
PIMCO Emerging Markets Currency and Short-Term Investments Fund I-2	(5.66)%	(0.23)%	3.15%	2.86%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A	(5.94)%	(0.53)%	2.84%	2.55%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A (adjusted)	(9.47)%	(1.29)%	2.45%	2.26%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	(4.31)%	(0.65)%	1.78%	2.97%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	(4.31)%	(0.65)%	1.66%	2.80%
Lipper Alternative Currency Strategies Average	(1.27)%	(0.85)%	0.31%	1.26%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares, 0.97% for I-2 shares, and 1.27% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency and Short-Term Investments Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging markets countries, and in short-term investments. The Fund’s investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries or in short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the Hungarian forint contributed to performance.

»	Exposure to Egyptian treasury bills contributed to performance.

»	Positioning in the South Korean won detracted from performance.

»	Overweight exposure to the Argentine peso detracted from performance.

ANNUAL REPORT	MARCH 31, 2019	9

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings

as of 03/31/20191§

PIMCO Emerging Markets Local Currency and Bond Fund	50.5%

PIMCO Emerging Markets Bond Fund	27.3%

PIMCO Emerging Markets Corporate Bond Fund	21.6%
[1]	% of Investments, at value.

§	Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	(3.23)%	0.95%	(0.20)%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	(1.78)%	2.12%	1.02%
Lipper Emerging Market Hard Currency Debt Funds Average	0.31%	2.92%	1.58%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), was 1.83% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Relative performance of PIMCO’s Emerging Markets Bond Fund contributed to performance.

»	Relative performance of PIMCO’s Emerging Markets Corporate Bond Fund contributed to performance.

»	Underweight exposure to emerging market corporate strategies detracted from performance.

»	Relative performance of PIMCO’s Emerging Markets Local Currency and Bond fund detracted from performance.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX
I-2 - PGBPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of 03/31/2019†§

United States‡	48.7%

United Kingdom	10.0%

Japan	6.1%

Sweden	3.9%

Italy	3.2%

Indonesia	2.8%

Cayman Islands	2.8%

Denmark	2.2%

Saudi Arabia	1.8%

Canada	1.7%

Netherlands	1.5%

Peru	1.4%

Switzerland	1.3%

United Arab Emirates	1.2%

Kuwait	1.1%

Ireland	1.0%

Other	7.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	1.88%	1.42%	4.05%	4.09%
PIMCO Global Advantage® Strategy Bond Fund I-2	1.78%	1.32%	3.95%	3.98%
PIMCO Global Advantage® Strategy Bond Fund Class A	1.48%	1.02%	3.64%	3.68%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	(2.30)%	0.24%	3.24%	3.29%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	(0.38)%	1.04%	3.05%	3.00%
PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	3.03%	2.27%	4.06%	4.08%
Lipper Global Income Funds Average	0.65%	1.57%	4.35%	4.24%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.71% for the Institutional Class shares, 0.81% for I-2 shares, and 1.11% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the euro contributed to performance relative to the benchmark, as the currency depreciated relative to the U.S. dollar.

»	Underweight exposure to the Japanese yen contributed to performance relative to the benchmark, as the currency depreciated relative to the U.S. dollar.

»	Modestly overweight exposure to duration in the United States contributed to performance relative to the benchmark, as yields fell.

»

Overweight exposure to a basket of emerging market currencies detracted from relative performance, as the MSCI Emerging Markets Currency Index, which generally captures the overall performance of a basket of emerging market currencies, declined relative to the U.S. dollar.

»	Underweight exposure to duration in Japan detracted from performance relative to the benchmark, as rates fell.

»

Holdings of emerging markets external debt detracted from relative performance. The JP Morgan Emerging Market Bond Index (“EMBI”), which generally tracks the total return of emerging market external debt, fell.

ANNUAL REPORT	MARCH 31, 2019	11

PIMCO Global Bond Opportunities Fund (Unhedged)

Institutional Class - PIGLX	Class A - PAGPX
Administrative Class - PADMX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of 03/31/2019†§

United States‡	47.2%

United Kingdom	8.9%

Japan	7.5%

Sweden	3.9%

France	3.8%

Canada	3.3%

Denmark	2.8%

Cayman Islands	2.6%

Netherlands	1.6%

Spain	1.5%

Switzerland	1.5%

Italy	1.5%

Brazil	1.4%

Peru	1.3%

Germany	1.3%

Qatar	1.3%

Other	7.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Opportunities Fund (Unhedged) Institutional Class	(2.60)%	1.43%	5.29%	5.68%
PIMCO Global Bond Opportunities Fund (Unhedged) Administrative Class	(2.84)%	1.18%	5.03%	5.42%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A	(2.99)%	1.03%	4.87%	5.27%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A (adjusted)	(6.66)%	0.26%	4.47%	5.11%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	(0.38)%	1.04%	3.05%	4.77%♦
Lipper Global Income Funds Average	0.65%	1.57%	4.35%	4.86%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.65% for the Institutional Class shares, 0.90% for Administrative Class shares, and 1.05% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the euro contributed to performance relative to the benchmark, as the currency depreciated relative to the U.S. dollar.

»	Underweight exposure to the Japanese yen contributed to performance relative to the benchmark, as the currency depreciated relative to the U.S. dollar.

»	Overweight exposure to Australian duration contributed to performance relative to the benchmark, as yields fell.

»	Underweight exposure to duration in Japan detracted from performance relative to the benchmark, as rates fell.

»

Overweight exposure to a basket of emerging market currencies detracted from relative performance, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of a basket of emerging market currencies, declined relative to the U.S. dollar.

»	Underweight exposure to core eurozone duration contributed to performance relative to the benchmark, as rates fell.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
I-2 - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown

as of 03/31/2019†§

United States‡	52.5%

United Kingdom	7.7%

Japan	6.4%

Sweden	3.3%

Canada	2.5%

Cayman Islands	2.4%

Denmark	2.0%

Spain	1.9%

Netherlands	1.8%

France	1.8%

Peru	1.4%

Qatar	1.4%

Brazil	1.3%

Ireland	1.3%

Saudi Arabia	1.3%

Other	5.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Institutional Class	2.18%	3.92%	6.15%	6.29%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) I-2	2.08%	3.82%	6.04%	6.18%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Administrative Class	1.93%	3.66%	5.89%	6.02%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A	1.83%	3.56%	5.76%	5.88%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A (adjusted)	(1.99)%	2.77%	5.36%	5.71%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C	1.07%	2.79%	4.98%	5.09%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C (adjusted)	0.07%	2.79%	4.98%	5.09%
Bloomberg Barclays Global Aggregate (USD Hedged) Index	4.93%	3.64%	4.09%	5.33%♦
Lipper Global Income Funds Average	0.65%	1.57%	4.35%	4.85%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 09/30/1995.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for the Institutional Class shares, 0.69% for I-2 shares, 0.84% for Administrative Class shares, 0.94% for Class A shares and 1.69% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Short exposure to the euro contributed to performance relative to the benchmark, as the currency depreciated relative to the U.S. dollar.

»	Overweight exposure to Australian duration contributed to performance relative to the benchmark, as yields fell.

»	Underweight exposure to duration in Japan detracted from performance relative to the benchmark, as rates fell.

»

Long exposure to a basket of emerging market currencies detracted from relative performance, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of a basket of emerging market currencies, declined relative to the U.S. dollar.

»	Underweight exposure to duration in the United Kingdom detracted from performance relative to the benchmark, as rates fell.

ANNUAL REPORT	MARCH 31, 2019	13

PIMCO International Bond Fund (Unhedged)

Institutional Class - PFUIX	Administrative Class - PFUUX
I-2 - PFUPX	Class A - PFUAX
I-3 - PFUNX	Class C - PFRCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of 03/31/2019†§

United States‡	40.5%

Japan	12.1%

United Kingdom	10.8%

Canada	3.9%

Sweden	3.6%

France	3.5%

Denmark	2.7%

Spain	2.6%

Cayman Islands	2.5%

Germany	2.0%

Qatar	1.6%

Netherlands	1.5%

Saudi Arabia	1.2%

Brazil	1.2%

Switzerland	1.2%

Other	6.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO International Bond Fund (Unhedged) Institutional Class	(4.25)%	0.68%	5.39%	4.35%
PIMCO International Bond Fund (Unhedged) I-2	(4.35)%	0.58%	5.29%	4.24%
PIMCO International Bond Fund (Unhedged) I-3	(4.39)%	0.53%	5.24%	4.19%
PIMCO International Bond Fund (Unhedged) Administrative Class	(4.49)%	0.43%	5.14%	4.09%
PIMCO International Bond Fund (Unhedged) Class A	(4.64)%	0.28%	4.97%	3.91%
PIMCO International Bond Fund (Unhedged) Class A (adjusted)	(8.21)%	(0.49)%	4.57%	3.65%
PIMCO International Bond Fund (Unhedged) Class C	(5.35)%	(0.47)%	4.18%	3.14%
PIMCO International Bond Fund (Unhedged) Class C (adjusted)	(6.26)%	(0.47)%	4.18%	3.14%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	(4.13)%	(0.26)%	2.46%	3.20%
Lipper International Income Funds Average	(1.14)%	0.94%	4.14%	4.40%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for the Institutional Class shares, 0.69% for I-2 shares, 0.79% for I-3 shares, 0.84% for Administrative Class shares, 0.99% for Class A shares, and 1.74% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the euro contributed to performance relative to the benchmark, as the currency depreciated relative to the U.S. dollar.

»	Underweight exposure to the Japanese yen contributed to performance relative to the benchmark, as the currency depreciated relative to the U.S. dollar.

»	Overweight exposure to core eurozone duration contributed to performance relative to the benchmark, as rates fell.

»

Overweight exposure to select developed market currencies including the Swedish krona, Norwegian krone, Swiss franc, Australian dollar and British pound detracted from performance relative to the benchmark, as the currencies depreciated relative to the U.S. dollar.

»

Overweight exposure to a basket of emerging market currencies detracted from relative performance over the reporting period, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of a basket of emerging market currencies, declined relative to the U.S. dollar.

14	PIMCO INTERNATIONAL BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,050.80	$4.35	$1,000.00	$1,020.69	$4.28	0.85%
I-2	1,000.00	1,050.30	4.86	1,000.00	1,020.19	4.78	0.95
I-3	1,000.00	1,050.10	5.11	1,000.00	1,019.95	5.04	1.00
Class A	1,000.00	1,048.90	6.23	1,000.00	1,018.85	6.14	1.22
Class C	1,000.00	1,045.00	10.04	1,000.00	1,015.11	9.90	1.97

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,043.90	$5.10	$1,000.00	$1,019.95	$5.04	1.00%

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class	$1,000.00	$1,028.20	$4.50	$1,000.00	$1,020.49	$4.48	0.89%
I-2	1,000.00	1,027.70	5.00	1,000.00	1,020.00	4.99	0.99
Class A	1,000.00	1,026.20	6.52	1,000.00	1,018.50	6.49	1.29

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,050.70	$0.36	$1,000.00	$1,024.58	$0.35	0.07%

ANNUAL REPORT	MARCH 31, 2019	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,033.90	$4.56	$1,000.00	$1,020.44	$4.53	0.90%
I-2	1,000.00	1,033.40	5.07	1,000.00	1,019.95	5.04	1.00
Class A	1,000.00	1,031.90	6.59	1,000.00	1,018.45	6.54	1.30

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class	$1,000.00	$1,002.80	$3.84	$1,000.00	$1,021.09	$3.88	0.77%
Administrative Class	1,000.00	1,001.50	5.09	1,000.00	1,019.85	5.14	1.02
Class A	1,000.00	1,000.80	5.84	1,000.00	1,019.10	5.89	1.17

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,019.20	$3.17	$1,000.00	$1,021.79	$3.18	0.63%
I-2	1,000.00	1,018.60	3.67	1,000.00	1,021.29	3.68	0.73
Administrative Class	1,000.00	1,017.90	4.43	1,000.00	1,020.54	4.43	0.88
Class A	1,000.00	1,017.40	4.93	1,000.00	1,020.04	4.94	0.98
Class C	1,000.00	1,013.60	8.69	1,000.00	1,016.31	8.70	1.73

PIMCO International Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,012.60	$3.61	$1,000.00	$1,021.34	$3.63	0.72%
I-2	1,000.00	1,012.10	4.11	1,000.00	1,020.84	4.13	0.82
I-3	1,000.00	1,011.80	4.36	1,000.00	1,020.59	4.38	0.87
Administrative Class	1,000.00	1,011.30	4.86	1,000.00	1,020.09	4.89	0.97
Class A	1,000.00	1,010.60	5.61	1,000.00	1,019.35	5.64	1.12
Class C	1,000.00	1,006.80	9.36	1,000.00	1,015.61	9.40	1.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets — Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Barclays Global Aggregate ex- USD (USD Unhedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

Bloomberg Barclays Global Aggregate (USD Hedged) Index	Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate (USD Unhedged) Index	Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency- denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local- currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.
*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class

03/31/2019	$10.39	$0.43	$(0.11)	$0.32	$(0.44)	$0.00	$0.00	$(0.44)

03/31/2018	10.43	0.47	0.00	0.47	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.70	0.55	0.76	1.31	(0.45)	0.00	(0.13)	(0.58)

03/31/2016	10.23	0.48	(0.45)	0.03	(0.51)	(0.05)	0.00	(0.56)

03/31/2015	10.83	0.51	(0.42)	0.09	(0.56)	(0.13)	0.00	(0.69)
I-2

03/31/2019	10.39	0.42	(0.11)	0.31	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.43	0.47	(0.01)	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.70	0.54	0.76	1.30	(0.44)	0.00	(0.13)	(0.57)

03/31/2016	10.23	0.47	(0.45)	0.02	(0.50)	(0.05)	0.00	(0.55)

03/31/2015	10.83	0.50	(0.43)	0.07	(0.54)	(0.13)	0.00	(0.67)
I-3

04/27/2018 - 03/31/2019	10.25	0.40	0.01	0.41	(0.39)	0.00	0.00	(0.39)
Class A

03/31/2019	10.39	0.39	(0.11)	0.28	(0.40)	0.00	0.00	(0.40)

03/31/2018	10.43	0.44	(0.01)	0.43	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.70	0.51	0.76	1.27	(0.41)	0.00	(0.13)	(0.54)

03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)

03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)
Class C

03/31/2019	10.39	0.31	(0.10)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.43	0.36	(0.01)	0.35	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.70	0.44	0.76	1.20	(0.34)	0.00	(0.13)	(0.47)

03/31/2016	10.23	0.37	(0.45)	(0.08)	(0.40)	(0.05)	0.00	(0.45)

03/31/2015	10.83	0.39	(0.43)	(0.04)	(0.43)	(0.13)	0.00	(0.56)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class

03/31/2019	$10.55	$0.52	$(0.07)	$0.45	$(0.50)	$0.00	$0.00	$(0.50)

03/31/2018	10.58	0.48	(0.04)	0.44	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.83	0.48	0.76	1.24	(0.49)	0.00	0.00	(0.49)

03/31/2016	10.52	0.48	(0.68)	(0.20)	(0.49)	0.00	0.00	(0.49)

03/31/2015	11.35	0.48	(0.78)	(0.30)	(0.53)	0.00	0.00	(0.53)

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class

03/31/2019	$9.62	$0.34	$(0.90)	$(0.56)	$(0.93)	$0.00	$(0.08)	$(1.01)

03/31/2018	9.07	0.28	0.55	0.83	(0.28)	0.00	0.00	(0.28)

03/31/2017	8.75	0.28	0.30	0.58	(0.26)	0.00	0.00	(0.26)

03/31/2016	9.09	0.22	(0.34)	(0.12)	(0.08)	0.00	(0.14)	(0.22)

03/31/2015	10.18	0.21	(1.08)	(0.87)	(0.22)	0.00	0.00	(0.22)
I-2

03/31/2019	9.62	0.33	(0.90)	(0.57)	(0.92)	0.00	(0.08)	(1.00)

03/31/2018	9.07	0.27	0.55	0.82	(0.27)	0.00	0.00	(0.27)

03/31/2017	8.75	0.27	0.30	0.57	(0.25)	0.00	0.00	(0.25)

03/31/2016	9.09	0.22	(0.35)	(0.13)	(0.07)	0.00	(0.14)	(0.21)

03/31/2015	10.18	0.19	(1.07)	(0.88)	(0.21)	0.00	0.00	(0.21)
Class A

03/31/2019	9.62	0.30	(0.89)	(0.59)	(0.90)	0.00	(0.08)	(0.98)

03/31/2018	9.07	0.24	0.56	0.80	(0.25)	0.00	0.00	(0.25)

03/31/2017	8.75	0.24	0.31	0.55	(0.23)	0.00	0.00	(0.23)

03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00	(0.12)	(0.19)

03/31/2015	10.18	0.16	(1.07)	(0.91)	(0.18)	0.00	0.00	(0.18)

18	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.27	3.28%	$1,834,852	0.85%		0.85%		0.83%		0.83%		4.30%	26%

10.39	4.48	1,531,972	0.84		0.84		0.83		0.83		4.50	30

10.43	13.78	1,400,479	0.83		0.83		0.83		0.83		5.37	44

9.70	0.45	1,032,754	0.83		0.83		0.83		0.83		4.89	43

10.23	0.69	1,635,008	0.83		0.83		0.83		0.83		4.67	22

10.27	3.18	121,082	0.95		0.95		0.93		0.93		4.19	26

10.39	4.38	117,780	0.94		0.94		0.93		0.93		4.41	30

10.43	13.66	114,136	0.93		0.93		0.93		0.93		5.26	44

9.70	0.36	113,311	0.93		0.93		0.93		0.93		4.76	43

10.23	0.59	199,908	0.93		0.93		0.93		0.93		4.64	22

10.27	4.22	1,054	1.00	*	1.05	*	0.98	*	1.03	*	4.33 *	26

10.27	2.90	237,364	1.22		1.22		1.20		1.20		3.91	26

10.39	4.10	273,186	1.21		1.21		1.20		1.20		4.17	30

10.43	13.36	153,067	1.20		1.20		1.20		1.20		5.00	44

9.70	0.09	162,167	1.20		1.20		1.20		1.20		4.50	43

10.23	0.30	211,391	1.25	(d)	1.25	(d)	1.25	(d)	1.25	(d)	4.30	22

10.27	2.14	31,351	1.97		1.97		1.95		1.95		3.15	26

10.39	3.33	41,967	1.96		1.96		1.95		1.95		3.42	30

10.43	12.51	65,724	1.95		1.95		1.95		1.95		4.25	44

9.70	(0.66)	71,150	1.95		1.95		1.95		1.95		3.78	43

10.23	(0.45)	97,383	2.00	(d)	2.00	(d)	2.00	(d)	2.00	(d)	3.57	22

$10.50	4.49%	$158,019	0.98%		0.98%		0.90%		0.90%		5.07%	46%

10.55	4.23	140,249	0.95	(e)	0.95	(e)	0.93	(e)	0.93	(e)	4.51	81

10.58	12.81	136,911	0.95		0.95		0.95		0.95		4.68	94

9.83	(1.89)	139,423	1.05	(f)	1.05	(f)	1.05	(f)	1.05	(f)	4.73	69

10.52	(2.84)	296,880	1.15		1.15		1.15		1.15		4.23	98

$8.05	(5.57)%	$2,876,945	0.88%		0.88%		0.85%		0.85%		3.90%	39%

9.62	9.31	4,127,541	0.87		0.87		0.85		0.85		2.98	62

9.07	6.76	4,006,383	0.87		0.87		0.85		0.85		3.12	82

8.75	(1.27)	3,907,369	0.86		0.86		0.85		0.85		2.56	64

9.09	(8.70)	6,012,591	0.85		0.85		0.85		0.85		2.14	76

8.05	(5.66)	6,785	0.98		0.98		0.95		0.95		3.84	39

9.62	9.20	9,450	0.97		0.97		0.95		0.95		2.88	62

9.07	6.66	7,050	0.97		0.97		0.95		0.95		3.03	82

8.75	(1.36)	6,745	0.96		0.96		0.95		0.95		2.47	64

9.09	(8.79)	20,371	0.95		0.95		0.95		0.95		1.94	76

8.05	(5.94)	17,637	1.28		1.28		1.25		1.25		3.51	39

9.62	8.88	27,108	1.27		1.27		1.25		1.25		2.57	62

9.07	6.34	11,702	1.27		1.27		1.25		1.25		2.73	82

8.75	(1.66)	17,595	1.26		1.26		1.25		1.25		2.16	64

9.09	(9.07)	25,822	1.25		1.25		1.25		1.25		1.64	76

ANNUAL REPORT	MARCH 31, 2019	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class

03/31/2019	$7.89	$0.33	$(0.60)	$(0.27)	$(0.32)	$0.00	$(0.06)	$(0.38)

03/31/2018	7.65	0.22	0.44	0.66	(0.34)	0.00	(0.08)	(0.42)

03/31/2017	7.31	0.40	0.33	0.73	(0.39)	0.00	0.00	(0.39)

03/31/2016	7.94	0.36	(0.62)	(0.26)	(0.37)	0.00	0.00	(0.37)

03/31/2015	8.96	0.43	(1.00)	(0.57)	(0.43)	(0.02)	0.00	(0.45)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class

03/31/2019	$10.85	$0.32	$(0.12)	$0.20	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2018	10.52	0.30	0.24	0.54	(0.10)	0.00	(0.11)	(0.21)

03/31/2017	10.06	0.30	0.37	0.67	(0.01)	0.00	(0.20)	(0.21)

03/31/2016	10.38	0.22	(0.32)	(0.10)	0.00	0.00	(0.22)	(0.22)

03/31/2015	11.25	0.25	(0.84)	(0.59)	0.00	(0.03)	(0.25)	(0.28)
I-2

03/31/2019	10.85	0.31	(0.12)	0.19	(0.25)	0.00	0.00	(0.25)

03/31/2018	10.52	0.29	0.24	0.53	(0.09)	0.00	(0.11)	(0.20)

03/31/2017	10.06	0.28	0.38	0.66	(0.01)	0.00	(0.19)	(0.20)

03/31/2016	10.38	0.22	(0.33)	(0.11)	0.00	0.00	(0.21)	(0.21)

03/31/2015	11.25	0.33	(0.93)	(0.60)	0.00	(0.03)	(0.24)	(0.27)
Class A

03/31/2019	10.85	0.28	(0.13)	0.15	(0.21)	0.00	0.00	(0.21)

03/31/2018	10.52	0.26	0.24	0.50	(0.08)	0.00	(0.09)	(0.17)

03/31/2017	10.06	0.26	0.37	0.63	(0.01)	0.00	(0.16)	(0.17)

03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)

03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class

03/31/2019	$9.65	$0.27	$(0.52)	$(0.25)	$(0.16)	$(0.21)	$(0.09)	$(0.46)

03/31/2018	9.15	0.24	0.45	0.69	(0.19)	0.00	0.00	(0.19)

03/31/2017	9.18	0.22	(0.05)	0.17	(0.20)	0.00	0.00	(0.20)

03/31/2016	9.12	0.20	0.03	0.23	(0.00)	0.00	(0.17)	(0.17)

03/31/2015	9.51	0.24	(0.41)	(0.17)	(0.22)	0.00	0.00	(0.22)
Administrative Class

03/31/2019	9.65	0.25	(0.53)	(0.28)	(0.13)	(0.21)	(0.09)	(0.43)

03/31/2018	9.15	0.22	0.44	0.66	(0.16)	0.00	0.00	(0.16)

03/31/2017	9.18	0.20	(0.06)	0.14	(0.17)	0.00	0.00	(0.17)

03/31/2016	9.12	0.18	0.02	0.20	(0.00)	0.00	(0.14)	(0.14)

03/31/2015	9.51	0.22	(0.41)	(0.19)	(0.20)	0.00	0.00	(0.20)
Class A

03/31/2019	9.65	0.24	(0.53)	(0.29)	(0.12)	(0.21)	(0.09)	(0.42)

01/31/2018 - 03/31/2018	9.77	0.06	(0.15)	(0.09)	(0.03)	0.00	0.00	(0.03)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2019	$10.22	$0.24	$(0.02)	$0.22	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2018	10.22	0.19	0.14	0.33	(0.26)	(0.07)	0.00	(0.33)

03/31/2017	10.00	0.20	0.28	0.48	(0.26)	0.00	0.00	(0.26)

03/31/2016	10.59	0.17	(0.20)	(0.03)	(0.44)	(0.12)	0.00	(0.56)

03/31/2015	10.29	0.23	0.74	0.97	(0.67)	0.00	0.00	(0.67)
I-2

03/31/2019	10.22	0.23	(0.02)	0.21	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.22	0.18	0.14	0.32	(0.25)	(0.07)	0.00	(0.32)

03/31/2017	10.00	0.19	0.28	0.47	(0.25)	0.00	0.00	(0.25)

03/31/2016	10.59	0.16	(0.20)	(0.04)	(0.43)	(0.12)	0.00	(0.55)

03/31/2015	10.29	0.21	0.75	0.96	(0.66)	0.00	0.00	(0.66)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$7.24	(3.23)%	$403,252	0.07%		0.94%		0.07%		0.94%		4.57%	9%

7.89	8.83	423,689	0.09	(g)	0.97	(g)	0.09	(g)	0.97	(g)	2.77	4

7.65	10.27	364,302	0.11		0.99		0.11		0.99		5.28	16

7.31	(3.24)	340,542	0.04		0.99		0.04		0.99		4.91	42

7.94	(6.67)	403,846	0.04		0.99		0.04		0.99		4.91	28

$10.79	1.88%	$403,420	0.85%		0.85%		0.65%		0.65%		3.02%	299%

10.85	5.17	427,754	0.74	(h)	0.74	(h)	0.68	(h)	0.68	(h)	2.83	264

10.52	6.78	453,803	0.77		0.77		0.70		0.70		2.89	341

10.06	(0.92)	903,363	0.74		0.74		0.70		0.70		2.17	263

10.38	(5.34)	1,719,172	0.71		0.71		0.70		0.70		2.22	141

10.79	1.78	2,161	0.95		0.95		0.75		0.75		2.94	299

10.85	5.06	3,363	0.84	(h)	0.84	(h)	0.78	(h)	0.78	(h)	2.74	264

10.52	6.67	3,768	0.87		0.87		0.80		0.80		2.71	341

10.06	(1.02)	4,354	0.84		0.84		0.80		0.80		2.13	263

10.38	(5.43)	15,463	0.81		0.81		0.80		0.80		2.94	141

10.79	1.48	7,874	1.25		1.25		1.05		1.05		2.62	299

10.85	4.75	10,013	1.14	(h)	1.14	(h)	1.08	(h)	1.08	(h)	2.44	264

10.52	6.35	8,484	1.17		1.17		1.10		1.10		2.47	341

10.06	(1.32)	14,080	1.14		1.14		1.10		1.10		1.79	263

10.38	(5.72)	24,495	1.11		1.11		1.10		1.10		2.07	141

$8.94	(2.60)%	$173,384	0.72%		0.72%		0.55%		0.55%		2.99%	272%

9.65	7.56	230,027	0.65		0.65		0.55		0.55		2.51	309

9.15	1.79	294,292	0.61		0.61		0.55		0.55		2.39	433

9.18	2.54	409,319	0.57		0.57		0.55		0.55		2.29	380

9.12	(1.82)	495,294	0.57		0.57		0.55		0.55		2.58	358

8.94	(2.84)	83,658	0.97		0.97		0.80		0.80		2.75	272

9.65	7.29	101,563	0.90		0.90		0.80		0.80		2.27	309

9.15	1.54	107,463	0.86		0.86		0.80		0.80		2.15	433

9.18	2.29	121,198	0.82		0.82		0.80		0.80		2.04	380

9.12	(2.06)	144,369	0.82		0.82		0.80		0.80		2.31	358

8.94	(2.99)	11,099	1.12		1.12		0.95		0.95		2.60	272

9.65	0.92	15,496	1.05	*	1.05	*	0.95	*	0.95	*	3.82 *	309

$10.21	2.18%	$810,426	0.62%		0.62%		0.55%		0.55%		2.41%	295%

10.22	3.24	724,490	0.59		0.59		0.55		0.55		1.83	307

10.22	4.88	572,631	0.57		0.57		0.55		0.55		1.94	395

10.00	(0.09)	492,168	0.57		0.57		0.55		0.55		1.64	354

10.59	9.68	397,372	0.56		0.56		0.55		0.55		2.16	338

10.21	2.08	61,502	0.72		0.72		0.65		0.65		2.30	295

10.22	3.13	70,107	0.69		0.69		0.65		0.65		1.72	307

10.22	4.77	72,658	0.67		0.67		0.65		0.65		1.82	395

10.00	(0.19)	49,706	0.67		0.67		0.65		0.65		1.57	354

10.59	9.58	45,144	0.66		0.66		0.65		0.65		1.96	338

ANNUAL REPORT	MARCH 31, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)
Administrative Class

03/31/2019	$10.22	$0.22	$(0.03)	$0.19	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2018	10.22	0.16	0.15	0.31	(0.24)	(0.07)	0.00	(0.31)

03/31/2017	10.00	0.18	0.28	0.46	(0.24)	0.00	0.00	(0.24)

03/31/2016	10.59	0.14	(0.19)	(0.05)	(0.42)	(0.12)	0.00	(0.54)

03/31/2015	10.29	0.20	0.75	0.95	(0.65)	0.00	0.00	(0.65)
Class A

03/31/2019	10.22	0.21	(0.03)	0.18	(0.19)	0.00	0.00	(0.19)

03/31/2018	10.22	0.15	0.15	0.30	(0.23)	(0.07)	0.00	(0.30)

03/31/2017	10.00	0.16	0.29	0.45	(0.23)	0.00	0.00	(0.23)

03/31/2016	10.59	0.14	(0.20)	(0.06)	(0.41)	(0.12)	0.00	(0.53)

03/31/2015	10.29	0.19	0.75	0.94	(0.64)	0.00	0.00	(0.64)
Class C

03/31/2019	10.22	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

03/31/2018	10.22	0.07	0.15	0.22	(0.15)	(0.07)	0.00	(0.22)

03/31/2017	10.00	0.09	0.28	0.37	(0.15)	0.00	0.00	(0.15)

03/31/2016	10.59	0.06	(0.20)	(0.14)	(0.33)	(0.12)	0.00	(0.45)

03/31/2015	10.29	0.11	0.75	0.86	(0.56)	0.00	0.00	(0.56)

PIMCO International Bond Fund (Unhedged)
Institutional Class

03/31/2019	$10.37	$0.24	$(0.69)	$(0.45)	$(0.28)	$(0.13)	$(0.01)	$(0.42)

03/31/2018	9.51	0.22	0.79	1.01	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.25	(0.21)	0.04	(0.13)	0.00	(0.06)	(0.19)

03/31/2016	9.62	0.23	(0.02)	0.21	0.00	(0.03)	(0.14)	(0.17)

03/31/2015	10.34	0.27	(0.77)	(0.50)	(0.22)	0.00	0.00	(0.22)
I-2

03/31/2019	10.37	0.23	(0.69)	(0.46)	(0.27)	(0.13)	(0.01)	(0.41)

03/31/2018	9.51	0.21	0.79	1.00	(0.14)	0.00	0.00	(0.14)

03/31/2017	9.66	0.24	(0.21)	0.03	(0.12)	0.00	(0.06)	(0.18)

03/31/2016	9.62	0.22	(0.02)	0.20	0.00	(0.03)	(0.13)	(0.16)

03/31/2015	10.34	0.26	(0.77)	(0.51)	(0.21)	0.00	0.00	(0.21)
I-3

04/27/2018 - 03/31/2019	10.13	0.20	(0.44)	(0.24)	(0.26)	(0.13)	0.00	(0.39)
Administrative Class

03/31/2019	10.37	0.21	(0.69)	(0.48)	(0.25)	(0.13)	(0.01)	(0.39)

03/31/2018	9.51	0.19	0.79	0.98	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.21	(0.20)	0.01	(0.10)	0.00	(0.06)	(0.16)

03/31/2016	9.62	0.21	(0.02)	0.19	0.00	(0.03)	(0.12)	(0.15)

03/31/2015	10.34	0.24	(0.76)	(0.52)	(0.20)	0.00	0.00	(0.20)
Class A

03/31/2019	10.37	0.20	(0.69)	(0.49)	(0.24)	(0.13)	(0.01)	(0.38)

03/31/2018	9.51	0.18	0.79	0.97	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.66	0.21	(0.21)	0.00	(0.09)	0.00	(0.06)	(0.15)

03/31/2016	9.62	0.19	(0.01)	0.18	0.00	(0.03)	(0.11)	(0.14)

03/31/2015	10.34	0.24	(0.78)	(0.54)	(0.18)	0.00	0.00	(0.18)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.21	1.93%	$5,219	0.87%	0.87%	0.80%	0.80%	2.15%	295%

10.22	2.98	6,344	0.84	0.84	0.80	0.80	1.57	307

10.22	4.62	8,900	0.82	0.82	0.80	0.80	1.72	395

10.00	(0.34)	7,322	0.82	0.82	0.80	0.80	1.42	354

10.59	9.41	5,439	0.81	0.81	0.80	0.80	1.87	338

10.21	1.83	61,647	0.97	0.97	0.90	0.90	2.06	295

10.22	2.88	71,213	0.94	0.94	0.90	0.90	1.46	307

10.22	4.51	80,744	0.92	0.92	0.90	0.90	1.60	395

10.00	(0.44)	71,768	0.92	0.92	0.90	0.90	1.33	354

10.59	9.30	73,910	0.91	0.91	0.90	0.90	1.80	338

10.21	1.07	10,315	1.72	1.72	1.65	1.65	1.30	295

10.22	2.11	15,536	1.69	1.69	1.65	1.65	0.71	307

10.22	3.73	22,700	1.67	1.67	1.65	1.65	0.86	395

10.00	(1.20)	26,066	1.67	1.67	1.65	1.65	0.58	354

10.59	8.50	26,823	1.66	1.66	1.65	1.65	1.04	338

$9.50	(4.25)%	$938,509	0.66%	0.66%	0.50%	0.50%	2.44%	208%

10.37	10.67	758,960	0.59	0.59	0.50	0.50	2.17	150

9.51	0.35	578,721	0.60	0.60	0.50	0.50	2.56	267

9.66	2.31	715,413	0.52	0.52	0.50	0.50	2.50	327

9.62	(4.92)	1,244,376	0.54	0.54	0.50	0.50	2.67	312

9.50	(4.35)	133,765	0.76	0.76	0.60	0.60	2.33	208

10.37	10.56	244,642	0.69	0.69	0.60	0.60	2.07	150

9.51	0.25	66,644	0.70	0.70	0.60	0.60	2.44	267

9.66	2.21	73,243	0.62	0.62	0.60	0.60	2.40	327

9.62	(5.02)	104,780	0.64	0.64	0.60	0.60	2.54	312

9.50	(2.24)	36,071	0.81 *	0.86 *	0.65 *	0.70 *	2.11 *	208

9.50	(4.49)	53,398	0.91	0.91	0.75	0.75	2.19	208

10.37	10.40	79,082	0.84	0.84	0.75	0.75	1.92	150

9.51	0.10	33,544	0.85	0.85	0.75	0.75	2.19	267

9.66	2.06	18,614	0.77	0.77	0.75	0.75	2.21	327

9.62	(5.16)	17,139	0.79	0.79	0.75	0.75	2.38	312

9.50	(4.64)	211,975	1.06	1.06	0.90	0.90	2.04	208

10.37	10.23	286,033	0.99	0.99	0.90	0.90	1.83	150

9.51	(0.05)	62,578	1.00	1.00	0.90	0.90	2.18	267

9.66	1.91	89,231	0.92	0.92	0.90	0.90	2.09	327

9.62	(5.30)	115,075	0.94	0.94	0.90	0.90	2.36	312

ANNUAL REPORT	MARCH 31, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO International Bond Fund (Unhedged) (Cont.)
Class C

03/31/2019	$10.37	$0.13	$(0.69)	$(0.56)	$(0.17)	$(0.13)	$(0.01)	$(0.31)

03/31/2018	9.51	0.10	0.79	0.89	(0.03)	0.00	0.00	(0.03)

03/31/2017	9.66	0.14	(0.22)	(0.08)	(0.01)	0.00	(0.06)	(0.07)

03/31/2016	9.62	0.13	(0.02)	0.11	0.00	(0.02)	(0.05)	(0.07)

03/31/2015	10.34	0.16	(0.77)	(0.61)	(0.11)	0.00	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2014, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.50%.
(e)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.50%.
(f)	Effective October 1, 2015, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.55%.
(g)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.54%.
(h)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.50	(5.35)%	$8,151	1.81%	1.81%	1.65%	1.65%	1.29%	208%

10.37	9.41	10,820	1.74	1.74	1.65	1.65	1.03	150

9.51	(0.80)	18,596	1.75	1.75	1.65	1.65	1.42	267

9.66	1.14	25,357	1.67	1.67	1.65	1.65	1.36	327

9.62	(6.00)	36,759	1.69	1.69	1.65	1.65	1.56	312

ANNUAL REPORT	MARCH 31, 2019	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:

Investments, at value
Investments in securities*	$2,173,300	$163,507	$2,285,738	$320
Investments in Affiliates	48,391	228	636,317	403,241
Financial Derivative Instruments
Exchange-traded or centrally cleared	289	11	338	0
Over the counter	4,371	92	66,615	0
Cash	11	0	0	0
Deposits with counterparty	2,620	432	8,308	0
Foreign currency, at value	905	56	18,370	0
Receivable for investments sold	25,337	870	4,643	0
Receivable for TBA investments sold	0	0	15,830	0
Receivable for Fund shares sold	1,296	0	127	270
Interest and/or dividends receivable	26,483	2,438	25,318	0
Dividends receivable from Affiliates	134	1	1,456	1,843
Reimbursement receivable from PIMCO	0	0	0	300
Other assets	0	0	0	0
Total Assets	2,283,137	167,635	3,063,060	405,974

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$15,101	$4,403	$3,099	$0
Payable for sale-buyback transactions	0	4,440	0	0
Payable for short sales	25,019	0	15,931	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	439	69	425	0
Over the counter	2,298	32	67,519	0
Payable for investments purchased	1,919	0	35,773	0
Payable for investments in Affiliates purchased	134	1	1,456	1,843
Payable for TBA investments purchased	0	0	0	0
Payable for unfunded loan commitments	2,800	0	3,900	0
Deposits from counterparty	3,075	0	29,935	0
Payable for Fund shares redeemed	3,200	39	83	557
Distributions payable	1,752	105	37	0
Overdraft due to custodian	0	406	1,410	0
Accrued investment advisory fees	845	67	1,119	185
Accrued supervisory and administrative fees	751	53	997	137
Accrued distribution fees	20	0	0	0
Accrued servicing fees	57	0	4	0
Other liabilities	24	1	5	0
Total Liabilities	57,434	9,616	161,693	2,722

Net Assets	$2,225,703	$158,019	$2,901,367	$403,252

Net Assets Consist of:

Paid in capital	$2,522,819	$228,899	$3,612,786	$497,609
Distributable earnings (accumulated loss)	(297,116)	(70,880)	(711,419)	(94,357)

Net Assets	$2,225,703	$158,019	$2,901,367	$403,252

Cost of investments in securities	$2,234,357	$168,627	$2,386,572	$320
Cost of investments in Affiliates	$48,395	$228	$637,503	$420,486
Cost of foreign currency held	$919	$58	$18,365	$0
Proceeds received on short sales	$24,688	$0	$15,830	$0
Cost or premiums of financial derivative instruments, net	$(18,593)	$(75)	$(4,923)	$0

* Includes repurchase agreements of:	$4,365	$0	$4,969	$320

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$537,611	$337,299	$1,066,420	$1,548,539
6,046	11,491	83,111	131,156

680	902	2,118	2,172
6,740	3,795	13,715	13,921
0	1	1	0
5,655	5,967	3,293	16,098
1,959	1,696	5,344	8,562
29,887	22,203	34,881	61,034
69,947	84,803	183,041	234,365
137	99	1,828	1,779
3,272	1,991	5,286	8,713
8	21	201	302
0	0	0	2
0	0	1	0
661,942	470,268	1,399,240	2,026,643

$31,321	$17,509	$8,147	$91,493
0	4,569	0	0
6,649	4,339	11,326	13,394

1,043	903	2,500	3,515
5,794	3,792	10,989	20,803
31,091	22,982	38,414	72,803
8	21	201	302
167,007	144,133	366,615	426,712
0	0	0	0
4,753	3,426	10,239	12,175
377	297	727	1,828
2	10	492	312
194	0	0	752
122	57	201	286
106	69	253	332
0	17	8	17
1	2	15	47
19	1	4	3
248,487	202,127	450,131	644,774

$413,455	$268,141	$949,109	$1,381,869

$432,497	$274,636	$956,670	$1,407,422
(19,042)	(6,495)	(7,561)	(25,553)

$413,455	$268,141	$949,109	$1,381,869

$534,586	$329,489	$1,053,320	$1,518,675
$6,059	$11,500	$83,324	$131,595
$1,797	$1,709	$5,502	$8,699
$6,354	$4,142	$10,708	$12,661
$1,035	$1,643	$4,031	$12,380

$7,093	$3,811	$12,090	$13,062

ANNUAL REPORT	MARCH 31, 2019	27

Statements of Assets and Liabilities (Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:

Institutional Class	$1,834,852	$158,019	$2,876,945	$403,252
I-2	121,082	N/A	6,785	N/A
I-3	1,054	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	237,364	N/A	17,637	N/A
Class C	31,351	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	178,625	15,045	357,167	55,729
I-2	11,788	N/A	842	N/A
I-3	103	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	23,108	N/A	2,190	N/A
Class C	3,052	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$10.27	$10.50	$8.05	$7.24
I-2	10.27	N/A	8.05	N/A
I-3	10.27	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	10.27	N/A	8.05	N/A
Class C	10.27	N/A	N/A	N/A

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$403,420	$173,384	$810,426	$938,509
2,161	N/A	61,502	133,765
N/A	N/A	N/A	36,071
N/A	83,658	5,219	53,398
7,874	11,099	61,647	211,975
N/A	N/A	10,315	8,151

37,387	19,389	79,397	98,825
200	N/A	6,025	14,086
N/A	N/A	N/A	3,798
N/A	9,355	511	5,623
730	1,241	6,039	22,321
N/A	N/A	1,011	858

$10.79	$8.94	$10.21	$9.50
10.79	N/A	10.21	9.50
N/A	N/A	N/A	9.50
N/A	8.94	10.21	9.50
10.79	8.94	10.21	9.50
N/A	N/A	10.21	9.50

ANNUAL REPORT	MARCH 31, 2019	29

Statements of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:

Interest, net of foreign taxes*	$98,550	$8,511	$142,523	$8
Dividends, net of foreign taxes*	0	3	0	0
Dividends from Investments in Affiliates	2,618	33	21,134	18,406
Total Income	101,168	8,547	163,657	18,414

Expenses:

Investment advisory fees	8,849	706	15,415	2,146
Supervisory and administrative fees	7,910	565	13,741	1,590
Distribution and/or servicing fees - Administrative Class	5 (a)	0	0	0
Distribution fees - Class C	263	0	11 (b)	0
Servicing fees - Class A	593	0	51	0
Servicing fees - Class C	88	0	4 (b)	0
Trustee fees	11	1	21	2
Interest expense	346	110	996	0
Miscellaneous expense	0	0	0	0
Total Expenses	18,065	1,382	30,239	3,738
Waiver and/or Reimbursement by PIMCO	(0)	0	0	(3,468)
Net Expenses	18,065	1,382	30,239	270

Net Investment Income (Loss)	83,103	7,165	133,418	18,144

Net Realized Gain (Loss):

Investments in securities	(4,474)	(1,653)	(109,971)	0
Investments in Affiliates	99	3	(539)	(3,130)
Net capital gain distributions received from Affiliate investments	0	0	223	0
Exchange-traded or centrally cleared financial derivative instruments	(1,079)	75	(596)	0
Over the counter financial derivative instruments	13,609	505	(169,434)	0
Short sales	(619)	0	0	0
Foreign currency	(1,214)	(51)	(7,355)	0

Net Realized Gain (Loss)	6,322	(1,121)	(287,672)	(3,130)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(17,095)	123	(99,061)	0
Investments in Affiliates	(19)	0	(834)	(29,784)
Exchange-traded or centrally cleared financial derivative instruments	5,040	474	(1,032)	0
Over the counter financial derivative instruments	(2,805)	(20)	9,212	0
Short sales	(180)	0	0	0
Foreign currency assets and liabilities	(112)	(7)	(849)	0

Net Change in Unrealized Appreciation (Depreciation)	(15,171)	570	(92,564)	(29,784)

Net Increase (Decrease) in Net Assets Resulting from Operations	$74,254	$6,614	$(246,818)	$(14,770)

* Foreign tax withholdings	$7	$0	$1,354	$0
* Foreign tax withholdings - Dividends	$0	$1	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(b)	Class C Shares liquidated at the close of business on October 31, 2018.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$16,443	$10,516	$25,382	$38,339
23	19	47	40
92	160	1,718	2,224
16,558	10,695	27,147	40,603

1,499	721	2,239	3,273
1,303	885	2,832	3,906
0	223	13	152
15 (b)	0	93	65
21	33	168	587
5 (b)	0	31	22
3	2	5	8
833	487	603	2,087
5	4	3	21
3,684	2,355	5,987	10,121
0	0	0	(11)
3,684	2,355	5,987	10,110

12,874	8,340	21,160	30,493

(1,543)	(5,025)	(2,793)	(13,595)
2	(5)	34	17
2	2	38	74
4,739	(1,577)	(1,902)	21,479
9,102	(5,077)	31,655	(64,412)
(93)	(76)	(196)	(182)
(2,800)	(963)	(4,564)	(3,311)

9,409	(12,721)	22,272	(59,930)

(7,977)	(1,980)	(14,697)	(17,565)
(10)	2	(156)	(334)
(6,838)	(3,889)	(9,258)	(17,561)
(765)	160	771	2,575
(249)	(170)	(532)	(631)
487	524	898	807

(15,352)	(5,353)	(22,974)	(32,709)

$6,931	$(9,734)	$20,458	$(62,146)

$77	$12	$4	$3
$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2019	31

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund				PIMCO Emerging Markets Corporate Bond Fund			PIMCO Emerging Markets Currency and Short-Term Investments Fund			PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$83,103		$84,859		$7,165	$6,366		$133,418	$121,324		$18,144	$10,936
Net realized gain (loss)	6,322		(11,399)		(1,121)	720		(287,672)	354,347		(3,130)	(746)
Net change in unrealized appreciation (depreciation)	(15,171)		6,823		570	(1,134)		(92,564)	(111,342)		(29,784)	22,797

Net Increase (Decrease) in Net Assets Resulting from Operations	74,254		80,283		6,614	5,952		(246,818)	364,329		(14,770)	32,987

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(70,004)		(69,244)		(6,913)	(6,209)		(340,719)	(122,752)		(18,117)	(17,032)
I-2	(4,723)		(5,655)		0	(24	)(a)	(760)	(216)		0	(82	)(a)
I-3	(31)		0		0	0		0	0		0	0
Administrative Class	(84	)(c)	(204)		0	0		0	(3	)(d)	0	0
Class D	0		(6,387	)(e)	0	0		0	(361	)(e)	0	0
Class A	(9,564)		(7,156)		0	(34	)(a)	(2,012)	(371)		0	(56	)(a)
Class C	(1,142)		(1,724)		0	(4	)(f)	(27)	(74)		0	(4	)(f)
Class R	0		0		0	0		0	0		0	0

Tax basis return of capital
Institutional Class	0		0		0	0		(29,553)	0		(3,049)	(3,967)
I-2	0		0		0	0	(a)	(57)	0		0	(20	)(a)
I-3	0		0		0	0		0	0		0	0
Administrative Class	0	(c)	0		0	0		0	0	(d)	0	0
Class D	0		0	(e)	0	0		0	0	(e)	0	0
Class A	0		0		0	0	(a)	(176)	0		0	(15	)(a)
Class C	0		0		0	0	(f)	(13)	0		0	(1	)(f)
Class R	0		0		0	0		0	0		0	0

Total Distributions(i)	(85,548)		(90,370)		(6,913)	(6,271)		(373,317)	(123,777)		(21,166)	(21,177)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	267,831		91,475		18,069	1,564		(645,845)	(118,895)		15,499	44,511

Total Increase (Decrease) in Net Assets	256,537		81,388		17,770	1,245		(1,265,980)	121,657		(20,437)	56,321

Net Assets:

Beginning of year	1,969,166		1,887,778		140,249	139,004		4,167,347	4,045,690		423,689	367,368
End of year	$2,225,703		$1,969,166		$158,019	$140,249		$2,901,367	$4,167,347		$403,252	$423,689

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(b)	Class P Shares liquidated at the close of business on January 31, 2018.
(c)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(d)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(e)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(f)	Class C Shares liquidated at the close of business on July 28, 2017.
(g)	Class C Shares liquidated at the close of business on October 31, 2018.
(h)	Class R Shares liquidated at the close of business on January 31, 2018.
(i)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund				PIMCO Global Bond Opportunities Fund (Unhedged)			PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)		PIMCO International Bond Fund (Unhedged)

Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

$12,874		$12,750		$8,340	$8,850		$21,160	$14,459	$30,493	$25,303
9,409		6,811		(12,721)	20,334		22,272	(9,098)	(59,930)	65,358
(15,352)		3,390		(5,353)	(1,548)		(22,974)	19,798	(32,709)	32,207

6,931		22,951		(9,734)	27,636		20,458	25,159	(62,146)	122,868

(10,097)		(3,964)		(7,010)	(4,734)		(16,905)	(21,221)	(31,218)	(9,934)
(58)		(32)		0	(24	)(b)	(1,413)	(2,253)	(9,785)	(2,266)
0		0		0	0		0	0	(1,159)	0
0		0		(3,265)	(1,832)		(109)	(270)	(2,275)	(802)
0		(27	)(e)	0	(251	)(e)	0	0	0	(2,922	)(e)
(171)		(53)		(468)	(6)		(1,280)	(2,227)	(8,174)	(836)
(27	)(g)	(17)		0	0		(142)	(360)	(244)	(42)
0		(14	)(h)	0	0		0	0	0	0

0		(4,502)		(1,741)	0		0	0	(1,419)	0
0		(36)		0	0	(b)	0	0	(202)	0
0		0		0	0		0	0	(55)	0
0		0		(839)	0		0	0	(81)	0
0		(31	)(e)	0	0	(e)	0	0	0	0	(e)
0		(60)		(125)	0		0	0	(321)	0
0	(g)	(19)		0	0		0	0	(12)	0
0		(16	)(h)	0	0		0	0	0	0

(10,353)		(8,771)		(13,448)	(6,847)		(19,849)	(26,331)	(54,945)	(16,802)

(28,210)		(47,588)		(55,763)	(90,787)		60,810	131,229	119,423	141,916

(31,632)		(33,408)		(78,945)	(69,998)		61,419	130,057	2,332	247,982

445,087		478,495		347,086	417,084		887,690	757,633	1,379,537	1,131,555
$413,455		$445,087		$268,141	$347,086		$949,109	$887,690	$1,381,869	$1,379,537

ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Emerging Markets Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.6%

ALBANIA 0.2%

SOVEREIGN ISSUES 0.2%

Albania Government International Bond
3.500% due 10/09/2025	EUR	4,400	$5,152

Total Albania (Cost $5,068)			5,152

ANGOLA 0.3%

SOVEREIGN ISSUES 0.3%

Angolan Government International Bond
8.250% due 05/09/2028		$3,300	3,452
9.375% due 05/08/2048		3,400	3,685

Total Angola (Cost $6,793)			7,137

ARGENTINA 5.4%

SOVEREIGN ISSUES 5.4%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	12,500	11,293
3.380% due 12/31/2038 Ø		15,550	9,953
3.750% due 12/31/2038 Ø		$36,500	21,216
4.625% due 01/11/2023		7,700	6,326
5.250% due 01/15/2028	EUR	200	166
5.625% due 01/26/2022		$4,000	3,458
5.875% due 01/11/2028		7,300	5,622
6.625% due 07/06/2028 (i)		2,900	2,290
6.875% due 04/22/2021		3,360	3,076
6.875% due 01/26/2027		17,300	14,050
6.875% due 01/11/2048		15,500	11,451
7.125% due 07/06/2036		10,000	7,719
7.125% due 06/28/2117		1,200	889
7.500% due 04/22/2026		10,000	8,511
7.625% due 04/22/2046		2,900	2,295
7.820% due 12/31/2033	EUR	4,679	4,584
8.280% due 12/31/2033		$2,664	2,218
8.750% due 05/07/2024		900	812

Provincia de Buenos Aires
9.950% due 06/09/2021		1,200	1,123
10.875% due 01/26/2021 (i)		667	646

Provincia de Cordoba
7.125% due 06/10/2021		550	478

Provincia de la Rioja
9.750% due 02/24/2025		1,500	1,192

Provincia de Neuquen
7.500% due 04/27/2025		1,340	1,102

Total Argentina (Cost $143,662)			120,470

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	1,200	1,357

Total Austria (Cost $1,356)			1,357

AZERBAIJAN 1.5%

CORPORATE BONDS & NOTES 1.4%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$27,500	30,903

SOVEREIGN ISSUES 0.1%

Azerbaijan Government International Bond
4.750% due 03/18/2024		1,800	1,868

Total Azerbaijan (Cost $31,109)			32,771

BAHAMAS 0.3%

SOVEREIGN ISSUES 0.3%

Bahamas Government International Bond
6.000% due 11/21/2028		$6,150	6,482

Total Bahamas (Cost $6,187)			6,482

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BRAZIL 4.4%

CORPORATE BONDS & NOTES 3.3%

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		$34,110	$35,167

Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		2,505	2,580
6.875% due 07/30/2019		7,350	7,431

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (e)(g)		9,803	98

Petrobras Global Finance BV
6.850% due 06/05/2115		5,000	4,855
6.875% due 01/20/2040		3,362	3,440
7.250% due 03/17/2044		1,500	1,570
7.375% due 01/17/2027		6,000	6,635
8.750% due 05/23/2026		1,200	1,422

Vale Overseas Ltd.
6.250% due 08/10/2026		4,700	5,132
6.875% due 11/21/2036		3,180	3,649
6.875% due 11/10/2039		1,800	2,070

			74,049

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		11,900	11,814

SOVEREIGN ISSUES 0.6%

Brazil Government International Bond
5.000% due 01/27/2045		5,000	4,621
5.625% due 01/07/2041		1,350	1,358
5.625% due 02/21/2047		4,900	4,878

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	12,680	3,087

			13,944

Total Brazil (Cost $94,936)			99,807

CAYMAN ISLANDS 2.2%

CORPORATE BONDS & NOTES 2.2%

China Evergrande Group
8.250% due 03/23/2022		$6,200	6,099
8.750% due 06/28/2025		2,300	2,186

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022 (i)		500	523

Interoceanica Finance Ltd.
0.000% due 05/15/2030 (e)		6,100	4,534

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		2,800	2,888

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		8,944	8,843

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (b)		8,707	5,420

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		3,973	3,805

QNB Finance Ltd.
3.989% (US0003M + 1.350%) due 05/31/2021 ~		1,430	1,448

Sands China Ltd.
5.125% due 08/08/2025		2,400	2,506
5.400% due 08/08/2028		5,400	5,676

Sunac China Holdings Ltd.
6.875% due 08/08/2020		1,200	1,208
7.350% due 07/19/2021		600	608
8.625% due 07/27/2020		2,200	2,262

Total Cayman Islands (Cost $47,642)			48,006

CHILE 2.5%

CORPORATE BONDS & NOTES 2.5%

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027		$400	402

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 07/17/2042	$4,600	$4,655
4.500% due 09/16/2025	11,700	12,431
4.500% due 08/01/2047	700	727
4.875% due 11/04/2044	2,400	2,634

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	12,500	12,821

GNL Quintero S.A.
4.634% due 07/31/2029	6,400	6,638

Itau CorpBanca
3.875% due 09/22/2019	6,400	6,426

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	10,018	9,911

Total Chile (Cost $54,314)		56,645

CHINA 2.0%

CORPORATE BONDS & NOTES 2.0%

CNAC HK Finbridge Co. Ltd.
4.625% due 03/14/2023	$5,000	5,195

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	1,500	1,491

Sinopec Group Overseas Development Ltd.
3.250% due 09/13/2027	11,100	10,901
4.375% due 10/17/2023	15,000	15,729
4.875% due 05/17/2042	5,710	6,436

State Grid Overseas Investment Ltd.
4.250% due 05/02/2028 (i)	3,000	3,191

Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026	2,100	2,057

Total China (Cost $44,435)		45,000

COLOMBIA 1.8%

CORPORATE BONDS & NOTES 0.4%

Ecopetrol S.A.
5.875% due 05/28/2045	$3,400	3,536
7.375% due 09/18/2043	5,200	6,227

		9,763

SOVEREIGN ISSUES 1.4%

Colombia Government International Bond
4.500% due 03/15/2029	7,200	7,614
5.000% due 06/15/2045	7,000	7,362
5.200% due 05/15/2049	1,300	1,401
6.125% due 01/18/2041	4,100	4,854
7.375% due 09/18/2037	7,425	9,736

		30,967

Total Colombia (Cost $37,106)		40,730

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%

Costa Rica Government International Bond
5.625% due 04/30/2043	$9,100	7,753

Total Costa Rica (Cost $8,644)		7,753

DOMINICAN REPUBLIC 2.4%

SOVEREIGN ISSUES 2.4%

Dominican Republic International Bond
5.500% due 01/27/2025	$10,300	10,622
5.875% due 04/18/2024	1,500	1,575
5.950% due 01/25/2027	16,700	17,577
6.000% due 07/19/2028	14,200	14,945
6.500% due 02/15/2048	3,600	3,722
6.850% due 01/27/2045	1,600	1,718
6.875% due 01/29/2026	2,700	2,973

Total Dominican Republic (Cost $51,267)		53,132

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ECUADOR 0.9%

SOVEREIGN ISSUES 0.9%

Ecuador Government International Bond
7.875% due 01/23/2028	$8,400	$8,020
8.750% due 06/02/2023	500	525
9.625% due 06/02/2027	1,600	1,670
10.750% due 01/31/2029	8,700	9,616

Total Ecuador (Cost $19,212)		19,831

EGYPT 1.8%

SOVEREIGN ISSUES 1.8%

Egypt Government International Bond
5.577% due 02/21/2023	$6,000	5,969
6.125% due 01/31/2022	6,300	6,387
7.500% due 01/31/2027	3,100	3,254
7.600% due 03/01/2029	13,700	14,097
7.903% due 02/21/2048	2,000	1,945
8.500% due 01/31/2047	7,500	7,675

Total Egypt (Cost $39,179)		39,327

EL SALVADOR 0.3%

SOVEREIGN ISSUES 0.3%

El Salvador Government International Bond
5.875% due 01/30/2025	$1,970	1,921
7.625% due 09/21/2034	3,070	3,181
7.750% due 01/24/2023	500	529
8.250% due 04/10/2032	1,510	1,632

Total El Salvador (Cost $7,188)		7,263

GABON 0.1%

SOVEREIGN ISSUES 0.1%

Gabon Government International Bond
6.375% due 12/12/2024	$1,804	1,733

Total Gabon (Cost $1,783)		1,733

GERMANY 0.8%

CORPORATE BONDS & NOTES 0.8%

Deutsche Bank AG
3.700% due 05/30/2024	$3,500	3,364
3.873% (US0003M + 1.190%) due 11/16/2022 ~	2,200	2,124
3.950% due 02/27/2023	5,600	5,530
4.250% due 10/14/2021	4,850	4,877
5.000% due 02/14/2022	1,800	1,841

Total Germany (Cost $17,178)		17,736

GHANA 1.3%

SOVEREIGN ISSUES 1.3%

Ghana Government International Bond
7.875% due 08/07/2023	$5,200	5,443
7.875% due 03/26/2027	5,300	5,361
8.125% due 03/26/2032	8,800	8,780
8.950% due 03/26/2051	9,600	9,647

Total Ghana (Cost $29,095)		29,231

GUATEMALA 1.5%

SOVEREIGN ISSUES 1.5%

Guatemala Government International Bond
4.375% due 06/05/2027	$3,300	3,179
4.500% due 05/03/2026	400	392
4.875% due 02/13/2028	2,400	2,391
5.750% due 06/06/2022	25,300	26,533

Total Guatemala (Cost $31,900)		32,495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 0.8%

CORPORATE BONDS & NOTES 0.8%

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		$900	$898

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		10,700	11,199

Nexen, Inc.
6.400% due 05/15/2037		1,130	1,460
7.500% due 07/30/2039		3,370	4,939

Total Hong Kong (Cost $17,480)			18,496

INDIA 0.7%

CORPORATE BONDS & NOTES 0.1%

State Bank of India
4.000% due 01/24/2022		$2,700	2,741

SOVEREIGN ISSUES 0.6%

Export-Import Bank of India
3.375% due 08/05/2026		11,600	11,191
3.875% due 02/01/2028		1,900	1,882

			13,073

Total India (Cost $16,274)			15,814

INDONESIA 9.6%

CORPORATE BONDS & NOTES 4.5%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$2,600	2,708
5.710% due 11/15/2023		11,700	12,634
6.530% due 11/15/2028		6,000	6,861

LLPL Capital Pte Ltd.
6.875% due 02/04/2039		6,900	7,480

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		6,000	6,148

Pelabuhan Indonesia PT
4.250% due 05/05/2025		5,600	5,681
5.375% due 05/05/2045		2,000	1,978

Pertamina Persero PT
4.300% due 05/20/2023		3,300	3,402
4.875% due 05/03/2022		10,000	10,422
5.625% due 05/20/2043		1,000	1,041
6.000% due 05/03/2042		26,158	28,471
6.450% due 05/30/2044		6,400	7,323

Perusahaan Listrik Negara PT
4.125% due 05/15/2027		1,000	988
5.375% due 01/25/2029		4,000	4,254

			99,391

SOVEREIGN ISSUES 5.1%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	3,200	3,836
3.750% due 04/25/2022		$200	203
4.450% due 02/11/2024		16,700	17,445
4.625% due 04/15/2043		400	402
4.750% due 01/08/2026		1,100	1,164
5.125% due 01/15/2045		5,000	5,331
5.250% due 01/08/2047		2,000	2,170
5.375% due 10/17/2023		12,466	13,514
6.625% due 02/17/2037		6,360	7,798
6.750% due 01/15/2044		16,100	20,680
7.750% due 01/17/2038		7,225	9,843
8.500% due 10/12/2035		2,400	3,422

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		5,700	5,711
4.400% due 03/01/2028		1,700	1,748
4.450% due 02/20/2029		13,500	13,906
4.550% due 03/29/2026		5,000	5,206

			112,379

Total Indonesia (Cost $198,842)			211,770

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.8%

CORPORATE BONDS & NOTES 0.8%

GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~	EUR	300	$334

Rosneft Oil Co Via Rosneft International Finance DAC
4.199% due 03/06/2022		$1,500	1,487

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,579

Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		$9,900	10,239
6.800% due 11/22/2025		4,000	4,262

Total Ireland (Cost $17,597)			17,901

ISRAEL 0.9%

CORPORATE BONDS & NOTES 0.5%

Delek & Avner Tamar Bond Ltd.
5.082% due 12/30/2023		$4,800	4,899

Israel Electric Corp. Ltd.
4.250% due 08/14/2028		5,600	5,647

			10,546

SOVEREIGN ISSUES 0.4%

Israel Government International Bond
3.250% due 01/17/2028		3,400	3,450
4.125% due 01/17/2048		4,200	4,358
4.500% due 01/30/2043		1,100	1,194

			9,002

Total Israel (Cost $19,193)			19,548

IVORY COAST 1.0%

SOVEREIGN ISSUES 1.0%

Ivory Coast Government International Bond
5.125% due 06/15/2025	EUR	4,600	5,286
5.250% due 03/22/2030		10,550	11,352
5.375% due 07/23/2024 (i)		$1,589	1,559
6.125% due 06/15/2033		400	369
6.375% due 03/03/2028		3,400	3,322

Total Ivory Coast (Cost $22,645)			21,888

JORDAN 0.4%

SOVEREIGN ISSUES 0.4%

Jordan Government International Bond
5.750% due 01/31/2027		$5,800	5,696
6.125% due 01/29/2026		1,900	1,920
7.375% due 10/10/2047		800	790

Total Jordan (Cost $8,497)			8,406

KAZAKHSTAN 1.2%

CORPORATE BONDS & NOTES 0.5%

KazMunayGas National Co. JSC
4.750% due 04/24/2025		$5,000	5,176
4.750% due 04/19/2027		6,500	6,681

			11,857

SOVEREIGN ISSUES 0.7%

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	2,100	2,443
4.875% due 10/14/2044		$8,000	8,539
6.500% due 07/21/2045		2,900	3,730

			14,712

Total Kazakhstan (Cost $24,366)			26,569

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENYA 0.4%

SOVEREIGN ISSUES 0.4%

Kenya Government International Bond
5.875% due 06/24/2019		$200	$201
6.875% due 06/24/2024		4,000	4,116
7.250% due 02/28/2028		2,300	2,329
8.250% due 02/28/2048		2,500	2,539

Total Kenya (Cost $8,922)			9,185

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%

Lithuania Government International Bond
6.125% due 03/09/2021		$1,600	1,694

Total Lithuania (Cost $1,672)			1,694

LUXEMBOURG 4.8%

ASSET-BACKED SECURITIES 0.0%

Sovereign Credit Opportunities S.A.
3.000% due 09/30/2019 «	EUR	574	644

CORPORATE BONDS & NOTES 4.8%

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(b)		$5,132	1,924

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		11,400	11,436
6.000% due 11/27/2023		7,700	8,161

Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		2,000	2,012
4.950% due 07/19/2022		5,300	5,457
4.950% due 02/06/2028		5,000	4,989
5.150% due 02/11/2026		13,200	13,436
6.510% due 03/07/2022		15,113	16,131
8.625% due 04/28/2034		1,100	1,420
9.250% due 04/23/2019		10,000	10,040

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		7,200	7,404
6.125% due 02/07/2022		23,385	24,429

			106,839

Total Luxembourg (Cost $107,433)			107,483

MALAYSIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Petronas Capital Ltd.
4.500% due 03/18/2045		$900	1,001
5.250% due 08/12/2019		7,000	7,070

Total Malaysia (Cost $7,945)			8,071

		SHARES
MEXICO 8.3%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «		93,349	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		93,450	7

			7

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.9%

BBVA Bancomer S.A.
6.500% due 03/10/2021		$1,800	1,893
6.750% due 09/30/2022		1,000	1,081

Comision Federal de Electricidad
5.750% due 02/14/2042		4,850	4,923

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(c)		900	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
4.250% due 01/15/2025		$3,000	$2,832
4.875% due 01/24/2022		26,175	26,463
5.500% due 01/21/2021		2,500	2,548
5.500% due 06/27/2044		1,800	1,476
5.625% due 01/23/2046		500	415
6.350% due 02/12/2048		31,567	27,989
6.375% due 01/23/2045		8,700	7,717
6.500% due 03/13/2027		2,100	2,114
6.500% due 06/02/2041		12,620	11,455
6.625% due 06/15/2035		975	924
6.750% due 09/21/2047		5,500	5,074
6.875% due 08/04/2026		12,500	13,060

			109,964

SOVEREIGN ISSUES 3.4%

Mexico Government International Bond
4.000% due 03/15/2115	EUR	9,550	10,142
4.150% due 03/28/2027		$7,126	7,256
4.500% due 04/22/2029		9,200	9,536
4.600% due 01/23/2046		9,412	9,097
5.550% due 01/21/2045		5,620	6,169
5.750% due 10/12/2110		18,950	19,466
6.050% due 01/11/2040		12,702	14,512

			76,178

Total Mexico (Cost $203,341)			186,149

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%

Mongolia Government International Bond
5.125% due 12/05/2022		$7,030	7,046
5.625% due 05/01/2023		1,400	1,417

Total Mongolia (Cost $8,187)			8,463

MOROCCO 0.1%

CORPORATE BONDS & NOTES 0.1%

OCP S.A.
5.625% due 04/25/2024		$2,500	2,630

Total Morocco (Cost $2,580)			2,630

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$2,300	2,212

Total Namibia (Cost $2,235)			2,212

NETHERLANDS 0.5%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	250	281

CORPORATE BONDS & NOTES 0.5%

CIMPOR Financial Operations BV
5.750% due 07/17/2024		$4,700	4,166

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		1,500	1,723

Metinvest BV
7.750% due 04/23/2023		5,000	4,906

Syngenta Finance NV
4.441% due 04/24/2023		300	306

			11,101

Total Netherlands (Cost $11,432)			11,382

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NIGERIA 2.0%

SOVEREIGN ISSUES 2.0%

Nigeria Government International Bond
6.375% due 07/12/2023	$1,000	$1,035
6.500% due 11/28/2027	12,600	12,484
7.143% due 02/23/2030	8,000	8,019
7.625% due 11/21/2025	1,800	1,924
7.625% due 11/28/2047	3,100	3,024
7.696% due 02/23/2038	5,000	4,974
7.875% due 02/16/2032	9,300	9,689
8.747% due 01/21/2031	700	774
9.248% due 01/21/2049	1,600	1,778

Total Nigeria (Cost $42,909)		43,701

OMAN 1.3%

CORPORATE BONDS & NOTES 0.4%

Oman Sovereign Sukuk SAOC
5.932% due 10/31/2025	$9,300	9,339

SOVEREIGN ISSUES 0.9%

Oman Government International Bond
3.625% due 06/15/2021	300	292
5.375% due 03/08/2027	7,900	7,367
5.625% due 01/17/2028	12,800	12,030
6.500% due 03/08/2047	1,000	878

		20,567

Total Oman (Cost $31,247)		29,906

PAKISTAN 0.3%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021	$2,400	2,403
5.625% due 12/05/2022	1,100	1,095

		3,498

SOVEREIGN ISSUES 0.1%

Pakistan Government International Bond
6.875% due 12/05/2027	2,500	2,475

Total Pakistan (Cost $5,844)		5,973

PANAMA 1.0%

CORPORATE BONDS & NOTES 0.3%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048	$4,900	5,407

ENA Norte Trust
4.950% due 04/25/2028	1,230	1,257

		6,664

SOVEREIGN ISSUES 0.7%

Panama Government International Bond
4.300% due 04/29/2053	1,700	1,741
4.500% due 05/15/2047	3,800	4,022
6.700% due 01/26/2036	2,000	2,620
8.125% due 04/28/2034	2,860	4,021
8.875% due 09/30/2027	735	1,021
9.375% due 01/16/2023	900	1,114

		14,539

Total Panama (Cost $20,030)		21,203

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Paraguay Government International Bond
6.100% due 08/11/2044	$5,700	6,473

Total Paraguay (Cost $5,700)		6,473

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.1%

CORPORATE BONDS & NOTES 0.3%

Petroleos del Peru S.A.
4.750% due 06/19/2032		$800	$823
5.625% due 06/19/2047		4,000	4,270

Union Andina de Cementos S.A.A.
5.875% due 10/30/2021		550	564

			5,657

SOVEREIGN ISSUES 0.8%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		7,700	7,715

Peru Government International Bond
8.750% due 11/21/2033		5,700	8,949

			16,664

Total Peru (Cost $21,180)			22,321

PHILIPPINES 0.2%

CORPORATE BONDS & NOTES 0.2%

Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$4,300	5,189

Total Philippines (Cost $5,414)			5,189

POLAND 0.6%

SOVEREIGN ISSUES 0.6%

Poland Government International Bond
3.250% due 04/06/2026		$12,000	12,205

Total Poland (Cost $11,934)			12,205

QATAR 2.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~		$11,600	11,513

SOVEREIGN ISSUES 2.1%

Qatar Government International Bond
3.375% due 03/14/2024		6,000	6,066
3.875% due 04/23/2023		5,100	5,255
4.000% due 03/14/2029		12,000	12,386
4.500% due 01/20/2022		4,200	4,370
4.817% due 03/14/2049		12,000	12,648
5.103% due 04/23/2048		5,500	6,036

			46,761

Total Qatar (Cost $56,385)			58,274

ROMANIA 0.0%

SOVEREIGN ISSUES 0.0%

Romania Government International Bond
3.500% due 04/03/2034 (a)	EUR	400	449

Romanian Government International Bond
2.875% due 05/26/2028		100	116

Total Romania (Cost $559)			565

RUSSIA 1.8%

CORPORATE BONDS & NOTES 0.2%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$4,000	4,045

SOVEREIGN ISSUES 1.6%

Russia Government International Bond
2.875% due 12/04/2025	EUR	5,000	5,794
4.250% due 06/23/2027		$2,400	2,396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/04/2022		$3,800	$3,916
4.750% due 05/27/2026		5,000	5,155
5.100% due 03/28/2035		12,200	12,388
5.625% due 04/04/2042		3,600	3,901
12.750% due 06/24/2028		1,525	2,460

			36,010

Total Russia (Cost $39,625)			40,055

SAUDI ARABIA 1.5%

SOVEREIGN ISSUES 1.5%

Saudi Government International Bond
2.875% due 03/04/2023		$200	199
3.250% due 10/26/2026		1,000	975
3.625% due 03/04/2028		6,900	6,853
4.000% due 04/17/2025		15,800	16,210
4.375% due 04/16/2029		4,700	4,906
4.500% due 04/17/2030		4,500	4,735

Total Saudi Arabia (Cost $32,822)			33,878

SENEGAL 0.5%

SOVEREIGN ISSUES 0.5%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	2,500	2,780
6.250% due 05/23/2033		$2,300	2,215
6.750% due 03/13/2048		1,600	1,481
8.750% due 05/13/2021		4,800	5,208

Total Senegal (Cost $11,944)			11,684

SERBIA 0.5%

SOVEREIGN ISSUES 0.5%

Serbia Government International Bond
4.875% due 02/25/2020		$9,000	9,109
7.250% due 09/28/2021		1,100	1,196

Total Serbia (Cost $10,304)			10,305

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
2.750% due 09/18/2022		$5,500	5,385

Total Singapore (Cost $5,479)			5,385

SLOVENIA 0.1%

SOVEREIGN ISSUES 0.1%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,814	2,018

Total Slovenia (Cost $1,964)			2,018

SOUTH AFRICA 3.6%

CORPORATE BONDS & NOTES 2.3%

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$2,950	3,000
6.500% due 04/15/2040		1,300	1,328

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		6,950	6,868
6.350% due 08/10/2028		3,100	3,196
6.750% due 08/06/2023		5,900	5,838

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,700	3,793

Myriad International Holdings BV
5.500% due 07/21/2025		1,400	1,501

SASOL Financing USA LLC
5.875% due 03/27/2024		18,000	19,109
6.500% due 09/27/2028		5,100	5,575

			50,208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.3%

South Africa Government International Bond
4.300% due 10/12/2028		$200	$187
4.850% due 09/27/2027		2,900	2,831
4.875% due 04/14/2026		1,500	1,490
5.000% due 10/12/2046		3,800	3,389
5.375% due 07/24/2044		200	187
5.875% due 09/16/2025		5,000	5,286
5.875% due 06/22/2030		15,000	15,390

			28,760

Total South Africa (Cost $77,433)			78,968

SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%

Korea National Oil Corp.
4.250% due 10/08/2019	AUD	500	358

Total South Korea (Cost $405)			358

SRI LANKA 1.2%

CORPORATE BONDS & NOTES 0.2%

National Savings Bank
5.150% due 09/10/2019		$4,000	4,008

SOVEREIGN ISSUES 1.0%

Sri Lanka Government International Bond
5.125% due 04/11/2019		600	599
5.750% due 01/18/2022		4,600	4,600
5.875% due 07/25/2022		1,900	1,909
6.125% due 06/03/2025		3,100	3,026
6.200% due 05/11/2027		3,800	3,657
6.250% due 10/04/2020		600	610
6.250% due 07/27/2021		1,000	1,015
6.825% due 07/18/2026		500	503
6.850% due 11/03/2025		4,100	4,136
7.850% due 03/14/2029		2,600	2,720

			22,775

Total Sri Lanka (Cost $26,551)			26,783

TANZANIA 0.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		$6,700	6,719
8.086% (LIBOR03M + 5.200%) due 05/23/2023 «~		6,400	6,378

			13,097

SOVEREIGN ISSUES 0.1%

Tanzania Government International Bond
8.688% (US0006M + 6.000%) due 03/09/2020 ~		2,000	2,041

Total Tanzania (Cost $15,100)			15,138

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

Thaioil Treasury Center Co. Ltd.
5.375% due 11/20/2048		$4,300	4,915

Total Thailand (Cost $4,251)			4,915

TRINIDAD AND TOBAGO 0.1%

CORPORATE BONDS & NOTES 0.1%

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$2,885	2,776

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.0%

Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		$600	$596

Total Trinidad and Tobago (Cost $3,465)			3,372

TUNISIA 0.1%

SOVEREIGN ISSUES 0.1%

Banque Centrale de Tunisie International Bond
3.280% due 08/09/2027	JPY	200,000	1,440

Total Tunisia (Cost $1,746)			1,440

TURKEY 5.6%

CORPORATE BONDS & NOTES 0.9%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		$1,200	1,133
5.800% due 02/21/2022		15,500	15,247

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,163	1,920

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		1,800	1,539

			19,839

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Akbank T.A.S.
1.900% (EUR003M + 1.900%) due 10/06/2019 ~	EUR	3,800	4,249

SOVEREIGN ISSUES 4.5%

Export-Credit Bank of Turkey
4.250% due 09/18/2022		$3,000	2,648
5.375% due 02/08/2021		1,500	1,436
5.375% due 10/24/2023		2,800	2,486
8.250% due 01/24/2024		6,400	6,240

Turkey Government International Bond
4.625% due 03/31/2025	EUR	2,200	2,404
5.125% due 02/17/2028		$12,200	10,477
5.750% due 05/11/2047		6,100	4,861
6.000% due 03/25/2027		18,500	16,960
6.000% due 01/14/2041		16,580	13,667
6.125% due 10/24/2028		5,300	4,833
6.750% due 05/30/2040		13,900	12,354
6.875% due 03/17/2036		3,900	3,562
7.250% due 12/23/2023		14,600	14,737
7.250% due 03/05/2038		1,000	935
7.625% due 04/26/2029		3,100	3,077

			100,677

Total Turkey (Cost $142,744)			124,765

UKRAINE 2.0%

SOVEREIGN ISSUES 2.0%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$3,300	2,114
7.375% due 09/25/2032 (i)		1,800	1,609
7.375% due 09/25/2032		2,200	1,966
7.750% due 09/01/2020		14,800	14,792
7.750% due 09/01/2021		5,500	5,474
7.750% due 09/01/2022		9,300	9,227
7.750% due 09/01/2023		3,800	3,707
7.750% due 09/01/2024		6,400	6,180

Total Ukraine (Cost $45,624)			45,069

UKRAINIAN SSR 0.0%

SOVEREIGN ISSUES 0.0%

Ukraine Government International Bond
7.750% due 09/01/2021		$1,000	995

Total Ukrainian SSR (Cost $1,017)			995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.2%

DP World PLC
6.850% due 07/02/2037	$4,300	$5,186

SOVEREIGN ISSUES 0.1%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022	2,100	2,083

Total United Arab Emirates (Cost $6,782)		7,269

UNITED KINGDOM 0.0%

CORPORATE BONDS & NOTES 0.0%

State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023 Ø	$320	324

Ukreximbank Via Biz Finance PLC
9.625% due 04/27/2022	500	506

Total United Kingdom (Cost $839)		830

UNITED STATES 5.1%

ASSET-BACKED SECURITIES 1.2%

Aames Mortgage Investment Trust
2.966% due 04/25/2036 •	$842	748

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.536% due 11/25/2034 •	193	192

Argent Securities Trust
2.636% due 07/25/2036 •	1,009	871

Bayview Opportunity Master Fund Trust
4.213% due 10/29/2033 Ø	139	140

Countrywide Asset-Backed Certificates Trust
2.726% due 02/25/2037 •	5,700	5,582
3.236% due 11/25/2035 •	2,400	2,397

Credit-Based Asset Servicing & Securitization Trust
3.568% due 01/25/2037 ^Ø	8,619	3,870

CSAB Mortgage-Backed Trust
5.720% due 09/25/2036 ^Ø	221	122
6.172% due 06/25/2036 ^Ø	340	139

GSAA Home Equity Trust
6.002% due 11/25/2036 Ø	1,526	915

Home Equity Asset Trust
3.836% due 02/25/2033 •	178	177

MASTR Asset-Backed Securities Trust
3.186% due 09/25/2034 •	249	234

Morgan Stanley ABS Capital, Inc. Trust
3.251% due 01/25/2035 •	23	23
3.281% due 03/25/2034 •	4,460	4,408

Morgan Stanley Mortgage Loan Trust
2.846% due 04/25/2037 •	322	154
6.000% due 02/25/2037 ^~	103	81

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.636% due 07/25/2036 •	703	674

Option One Mortgage Loan Trust
2.706% due 04/25/2037 •	829	639
2.706% due 05/25/2037 •	337	232

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.006% due 09/25/2035 •	1,600	1,386

RAAC Trust
2.836% due 02/25/2046 •	734	714

Saxon Asset Securities Trust
2.796% due 09/25/2047 •	680	659

Soundview Home Loan Trust
2.836% due 03/25/2036 •	1,300	1,265
3.386% due 10/25/2037 •	1,122	930

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø	632	631

		27,183

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.9%

General Electric Co.
0.375% due 05/17/2022	EUR	100	$111
3.450% due 05/15/2024		$100	100

Rio Oil Finance Trust
8.200% due 04/06/2028		5,300	5,749
9.250% due 07/06/2024		9,364	10,230
9.750% due 01/06/2027		4,213	4,719

			20,909

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ		2,800	2,806

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%

Adjustable Rate Mortgage Trust
4.105% due 11/25/2035 ^~		143	130

Banc of America Funding Trust
4.870% due 11/20/2035 ^~		170	161
5.888% due 04/25/2037 ^Ø		190	177

BCAP LLC Trust
3.360% due 05/26/2037 ~		4,084	3,587

Bear Stearns Adjustable Rate Mortgage Trust
4.247% due 02/25/2036 ^~		112	106
4.350% due 01/25/2035 ~		13	13

Citigroup Mortgage Loan Trust
4.210% due 07/25/2046 ^~		84	77

Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •		217	214

CitiMortgage Alternative Loan Trust
3.136% due 10/25/2036 •		1,110	911

Civic Mortgage LLC
4.349% due 11/25/2022 Ø		686	686

Countrywide Alternative Loan Trust
2.656% due 01/25/2037 ^•		53	52
2.806% due 11/25/2035 •		147	136
2.836% due 05/25/2036 ^•		726	455
5.750% due 03/25/2037 ^•		145	123
6.250% due 11/25/2036 ^		105	91

Countrywide Home Loan Mortgage Pass-Through Trust
3.923% due 03/25/2037 ^~		91	84
4.003% due 02/25/2047 ^~		100	89
4.006% due 04/20/2036 ^~		64	60
4.018% due 09/25/2047 ^~		50	47

Credit Suisse Mortgage Capital Certificates
3.010% (LIBOR01M) due 11/30/2037 ~		700	634

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		980	877

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.738% due 10/25/2035 ~		55	49
5.000% due 10/25/2033		3	3
5.500% due 12/25/2035 ^		186	168

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.869% due 10/25/2036 ^Ø		125	117
5.886% due 10/25/2036 ^Ø		125	117

GSMPS Mortgage Loan Trust
2.836% due 01/25/2036 •		214	189

HarborView Mortgage Loan Trust
4.354% due 08/19/2036 ^~		27	26

Impac CMB Trust
3.126% due 03/25/2035 •		224	219

IndyMac Mortgage Loan Trust
2.666% due 02/25/2037 •		764	696
2.786% due 06/25/2037 ^•		144	91
3.662% due 06/25/2036 ~		144	139
3.863% due 10/25/2035 ~		117	104
3.900% due 08/25/2036 ~		208	205
3.958% due 11/25/2037 ~		1,295	1,270

JPMorgan Mortgage Trust
4.304% due 11/25/2035 ^~		78	73
4.337% due 08/25/2035 ~		148	149
4.389% due 04/25/2035 ~		33	33

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	$404	$384

Lehman XS Trust
2.676% due 09/25/2046 •	3,031	2,939
2.736% due 08/25/2037 •	8,334	8,169

Luminent Mortgage Trust
2.846% due 12/25/2036 ^•	79	74

MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•	134	27

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036	1,832	1,629
6.500% due 07/25/2037 ^	533	491

Sequoia Mortgage Trust
3.712% due 01/20/2047 ^~	58	47

Structured Adjustable Rate Mortgage Loan Trust
3.876% due 11/25/2035 ^~	76	72
3.893% due 09/25/2036 ^~	291	226
4.185% due 10/25/2037 ^•	109	99
4.578% due 05/25/2036 ^~	247	237

SunTrust Adjustable Rate Mortgage Loan Trust
4.296% due 10/25/2037 ^~	1,043	987

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^Ø	568	52

WaMu Mortgage Pass-Through Certificates Trust
2.856% due 05/25/2034 •	119	109
3.297% due 04/25/2037 ^~	92	84
3.377% due 05/25/2037 ^~	190	158
3.454% due 01/25/2037 ^~	141	130
3.710% due 12/25/2036 ^~	279	275
4.259% due 03/25/2036 ~	2,349	2,298

Wells Fargo Mortgage-Backed Securities Trust
4.727% due 10/25/2036 ~	681	674

		31,519

U.S. GOVERNMENT AGENCIES 0.0%

Israel Government AID Bond
5.500% due 04/26/2024	100	115

U.S. TREASURY OBLIGATIONS 1.5%

U.S. Treasury Notes
1.375% due 04/30/2021 (i)(k)(m)	33,500	32,898

Total United States (Cost $114,074)		115,430

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
URUGUAY 1.5%

SOVEREIGN ISSUES 1.5%

Uruguay Government International Bond
4.375% due 10/27/2027	$1,882	$1,988
4.375% due 01/23/2031	9,082	9,538
4.975% due 04/20/2055	4,800	5,016
5.100% due 06/18/2050	7,000	7,464
7.875% due 01/15/2033	6,550	9,117

Total Uruguay (Cost $30,588)		33,123

VENEZUELA 1.9%

CORPORATE BONDS & NOTES 0.8%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)	$55,799	13,196
5.500% due 04/12/2037 ^(c)	19,263	4,556
6.000% due 05/16/2024 ^(c)	2,800	654

		18,406

SOVEREIGN ISSUES 1.1%

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)	120	35
7.000% due 03/31/2038 ^(c)	19,240	5,628
7.650% due 04/21/2025 ^(c)	10,109	2,982
7.750% due 10/13/2019 ^(c)	7,300	2,126
8.250% due 10/13/2024 ^(c)	21,739	6,549
9.000% due 05/07/2023 ^(c)	2,521	766
9.250% due 09/15/2027 ^(c)	7,540	2,413
9.250% due 05/07/2028 ^(c)	3,027	904
11.950% due 08/05/2031 ^(c)	6,580	2,040

		23,443

Total Venezuela (Cost $89,822)		41,849

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%

Vietnam Government International Bond
5.500% due 03/12/2028	$1,567	1,584

Total Vietnam (Cost $1,425)		1,584

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.4%

CORPORATE BONDS & NOTES 0.4%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	$3,100	$3,142

Rosneft Finance S.A.
7.250% due 02/02/2020	4,650	4,785

Total Virgin Islands (British) (Cost $7,825)		7,927

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (h) 0.2%
		4,365

U.S. TREASURY BILLS 0.0%
2.414% due 06/20/2019 (e)(f)(m)	$267	266

Total Short-Term Instruments (Cost $4,631)		4,631

Total Investments in Securities (Cost $2,234,357)		2,173,300

	SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short-Term Floating NAV Portfolio III	4,893,423	48,391

Total Short-Term Instruments (Cost $48,395)		48,391

Total Investments in Affiliates (Cost $48,395)		48,391

Total Investments 99.8% (Cost $2,282,752)		$2,221,691

Financial Derivative Instruments (j)(I) 0.1% (Cost or Premiums, net $(18,593))		1,923

Other Assets and Liabilities, net 0.1%		2,089

Net Assets 100.0%		$2,225,703

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$4,365	U.S. Treasury Notes 2.625% due 07/15/2021	$(4,457)	$4,365	$4,366

Total Repurchase Agreements						$(4,457)	$4,365	$4,366

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	1.400%	01/09/2019	TBD	(3)	$(235)	$(235)
BRC	1.750	10/30/2018	TBD	(3)	(857)	(863)
GRE	2.900	03/27/2019	04/03/2019		(7,697)	(7,700)
JML	0.500	03/15/2019	TBD	(3)	(537)	(538)
	1.000	01/18/2019	TBD	(3)	(740)	(741)
	1.950	01/18/2019	TBD	(3)	(2,267)	(2,276)
	2.000	01/28/2019	TBD	(3)	(2,155)	(2,162)
MEI	1.650	02/27/2019	TBD	(3)	(586)	(586)

Total Reverse Repurchase Agreements						$(15,101)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
United States (1.1)%
U.S. Treasury Obligations (1.1)%
U.S. Treasury Bonds	3.375%	11/15/2048	$8,238	$(9,043)	$(9,297)
U.S. Treasury Notes	2.375	02/29/2024	5,340	(5,378)	(5,390)
U.S. Treasury Notes	2.625	02/15/2029	10,100	(10,267)	(10,332)

Total Short Sales (1.1)%				$(24,688)	$(25,019)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(235)	$0	$0	$(235)	$268	$33
BRC	0	(863)	0	0	(863)	883	20
FICC	4,366	0	0	0	4,366	(4,457)	(91)
GRE	0	(7,700)	0	0	(7,700)	7,645	(55)
JML	0	(5,717)	0	0	(5,717)	5,369	(348)
MEI	0	(586)	0	0	(586)	589	3

Master Securities Forward Transaction Agreement
BCY	0	0	0	(25,019)	(25,019)	0	(25,019)

Total Borrowings and Other Financing Transactions	$4,366	$(15,101)	$0	$(25,019)

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,814)	$(2,814)
Sovereign Issues	0	0	0	(4,587)	(4,587)
U.S. Treasury Obligations	0	(7,700)	0	0	(7,700)

Total Borrowings	$0	$(7,700)	$0	$(7,401)	$(15,101)

Payable for reverse repurchase agreements					$(15,101)

(i)	Securities with an aggregate market value of $14,754 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(17,542) at a weighted average interest rate of 1.417%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $151 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	702	$	87,202	$1,194	$0	$(197)

Total Futures Contracts					$1,194	$0	$(197)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	12/20/2019	0.590%	EUR	1,200	$(9)	$13	$4	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920	$	1,300	(90)	95	5	1	0

							$(99)	$108	$9	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Index/Tranches								Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$134,800	$(5,687)	$977	$(4,710)	$173	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	6.900%	Maturity	01/02/2020	BRL	127,100	$(93)	$(44)	$(137)	$6	$0
Receive	1-Year BRL-CDI	12.070	Maturity	01/04/2027		13,400	(61)	(374)	(435)	6	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		$85,530	(2,554)	2,876	322	0	(160)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		300	19	(15)	4	1	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		33,900	(4,224)	2,112	(2,112)	0	(82)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		500	60	(52)	8	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		800	136	(81)	55	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		18,250	1,308	(1,950)	(642)	55	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024	EUR	8,000	(34)	(40)	(74)	16	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		6,400	(57)	(87)	(144)	28	0

							$(5,500)	$2,345	$(3,155)	$115	$(242)

Total Swap Agreements							$(11,286)	$3,430	$(7,856)	$289	$(242)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$289	$289	$0	$(197)	$(242)	$(439)

(k)

Securities with an aggregate market value of $24,552 and cash of $2,620 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019		$84,642	EUR	75,206	$0	$(279)
	05/2019	EUR	75,206		$84,862	278	0

BPS	04/2019		$3,935	CNY	26,420	0	(3)

BRC	04/2019	JPY	164,400		$1,487	4	0

CBK	04/2019	EUR	1,858		2,101	17	0
	04/2019	GBP	1,227		1,627	29	0
	04/2019	MXN	165,365		8,550	48	0
	04/2019		$1,490	JPY	164,400	0	(7)
	04/2019		9,416	MXN	182,511	0	(32)
	05/2019	JPY	164,400		$1,494	7	0
	05/2019		$1,447	MXN	27,644	0	(33)

FBF	06/2019	COP	26,800,816		$8,672	296	0

GLM	04/2019	BRL	34,058		8,756	58	0
	04/2019	CNY	25,783		3,698	0	(140)
	04/2019		$8,740	BRL	34,058	0	(42)
	05/2019		5,836		22,688	0	(53)
	06/2019	MYR	963		$237	1	0

HUS	04/2019	RUB	199,627		3,116	80	0
	04/2019		$3,837	CNY	25,783	0	0
	05/2019	AUD	497		$353	0	0
	05/2019		$242	ZAR	3,335	0	(12)
	06/2019	CNY	25,783		$3,834	0	0
	09/2019		$2,139	EGP	39,235	16	0

JPM	04/2019	BRL	20,090		$5,156	25	0
	04/2019	EUR	73,348		83,725	1,447	0
	04/2019	MXN	17,146		883	1	0
	04/2019		$5,370	BRL	20,090	0	(238)

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MSB	04/2019	BRL	30,000		$7,997	$335	$0
	04/2019		$7,807	BRL	30,000	0	(144)
	01/2020	BRL	12,680		$3,288	122	0

RBC	06/2019	MXN	23,559		1,197	0	(1)

SCX	04/2019	BRL	31,288		8,029	38	0
	04/2019		$8,337	BRL	31,288	0	(346)

SOG	04/2019	CNY	26,420		$3,945	12	0
	06/2019		$3,942	CNY	26,420	0	(14)

TOR	06/2019		8,625	COP	26,992,780	0	(189)

UAG	04/2019		8,475	RUB	560,224	45	0

Total Forward Foreign Currency Contracts						$2,859	$(1,533)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000%	04/17/2019	4,900	$(5)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	21,400	(19)	(13)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	6,500	(6)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	5,600	(5)	0

FBF	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	05/15/2019	9,000	(9)	(2)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	3,300	(6)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	2,400	(5)	0

						$(55)	$(16)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	9,100	$(117)	$0

Total Written Options						$(172)	$(16)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2022	4.034%	$4,600	$191	$266	$457	$0

GST	Turkey Government International Bond	(1.000)	Quarterly	12/20/2022	4.034	1,100	46	63	109	0

							$237	$329	$566	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2019	0.541%	$2,000	$(4)	$7	$3	$0
	Brazil Government International Bond	1.000	Quarterly	06/20/2020	0.834	2,200	(135)	140	5	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184	12,500	(55)	82	27	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.400	1,600	(87)	102	15	0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.150	700	(29)	38	9	0

BPS	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.661	3,000	0	8	8	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.545	300	(9)	13	4	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.338	3,100	9	7	16	0

BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2019	0.541	400	(16)	17	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2020	0.959	9,200	(1,533)	1,542	9	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.221	500	(32)	29	0	(3)
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.400	1,500	(85)	99	14	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Indonesia Government International Bond	1.000%	Quarterly	03/20/2024	0.990%	$4,100	$(566)	$569	$3	$0
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	0.641	10,748	(635)	732	97	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.288	2,900	(34)	90	56	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353	3,000	(214)	187	0	(27)

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2019	2.374	3,500	41	(14)	27	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.443	150	(11)	8	0	(3)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751	800	(27)	(1)	0	(28)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184	6,100	27	(14)	13	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083	700	(7)	4	0	(3)
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.990	4,100	(560)	563	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.338	4,600	17	7	24	0
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.083	2,200	14	(9)	5	0
	Uruguay Government International Bond	1.000	Quarterly	06/20/2020	1.040	11,200	(108)	106	0	(2)

DUB	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184	4,200	(10)	19	9	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.400	1,000	(56)	65	9	0
	Egypt Government International Bond	1.000	Quarterly	06/20/2020	2.037	2,900	(84)	49	0	(35)
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.338	2,500	10	3	13	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	0.641	4,000	(157)	193	36	0
	Oman Government International Bond	1.000	Quarterly	06/20/2019	1.856	4,500	(9)	2	0	(7)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.083	14,300	98	(63)	35	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.337	7,800	(60)	224	164	0
	Penerbangan Malaysia Bhd.	1.000	Quarterly	06/20/2019	0.080	400	0	1	1	0
	Penerbangan Malaysia Bhd.	1.000	Quarterly	03/20/2020	0.119	2,100	(18)	37	19	0

FBF	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.908	1,600	(113)	116	3	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.400	600	(32)	37	5	0
	Ecuador Government International Bond	5.000	Quarterly	06/20/2021	5.360	5,100	(329)	300	0	(29)
	Ecuador Government International Bond	5.000	Quarterly	12/20/2021	5.563	2,100	(160)	135	0	(25)
	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.698	5,900	(503)	248	0	(255)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2019	0.541	2,200	(97)	100	3	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614	700	(24)	6	0	(18)
	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.120	3,000	8	32	40	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184	5,000	24	(13)	11	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.973	800	(12)	13	1	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.990	3,600	(492)	495	3	0
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.083	4,100	22	(12)	10	0
	Panama Government International Bond	1.000	Quarterly	06/20/2020	0.131	1,000	10	1	11	0

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.609	14,400	23	9	32	0
	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.908	1,200	(88)	90	2	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184	10,000	(66)	88	22	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	400	(6)	5	0	(1)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	600	(10)	4	0	(6)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.083	8,700	55	(34)	21	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2019	3.308	18,600	(827)	525	0	(302)

JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.661	1,300	(49)	53	4	0
	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.908	600	(46)	47	1	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184	10,900	46	(22)	24	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	12/20/2020	1.090	2,200	(372)	369	0	(3)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.083	11,000	53	(26)	27	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.288	2,300	(28)	72	44	0

MYC	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.337	2,700	(21)	78	57	0

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353	200	(13)	11	0	(2)

							$(7,372)	$7,569	$946	$(749)

Total Swap Agreements							$(7,135)	$7,898	$1,512	$(749)

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$278	$0	$59	$337	$(279)	$0	$0	$(279)	$58	$(150)	$(92)
BPS	0	0	485	485	(3)	(13)	0	(16)	469	(340)	129
BRC	4	0	180	184	0	0	(30)	(30)	154	0	154
CBK	101	0	72	173	(72)	(1)	(36)	(109)	64	(260)	(196)
DUB	0	0	286	286	0	0	(42)	(42)	244	(320)	(76)
FBF	296	0	8	304	0	(2)	(309)	(311)	(7)	248	241
GLM	59	0	0	59	(235)	0	0	(235)	(176)	177	1
GST	0	0	188	188	0	0	(18)	(18)	170	(230)	(60)
HUS	96	0	77	173	(12)	0	(309)	(321)	(148)	266	118
JPM	1,473	0	100	1,573	(238)	0	(3)	(241)	1,332	(1,220)	112
MSB	457	0	0	457	(144)	0	0	(144)	313	0	313
MYC	0	0	57	57	0	0	0	0	57	0	57
MYI	0	0	0	0	0	0	0	0	0	(260)	(260)
NGF	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	38	0	0	38	(346)	0	0	(346)	(308)	276	(32)
SOG	12	0	0	12	(14)	0	0	(14)	(2)	0	(2)
TOR	0	0	0	0	(189)	0	0	(189)	(189)	0	(189)
UAG	45	0	0	45	0	0	0	0	45	(290)	(245)

Total Over the Counter	$2,859	$0	$1,512	$4,371	$(1,533)	$(16)	$(749)	$(2,298)

(m)

Securities with an aggregate market value of $967 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$174	$0	$0	$115	$289

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,859	$0	$2,859
Swap Agreements	0	1,512	0	0	0	1,512

	$0	$1,512	$0	$2,859	$0	$4,371

	$0	$1,686	$0	$2,859	$115	$4,660

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$197	$197
Swap Agreements	0	0	0	0	242	242

	$0	$0	$0	$0	$439	$439

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,533	$0	$1,533
Written Options	0	16	0	0	0	16
Swap Agreements	0	749	0	0	0	749

	$0	$765	$0	$1,533	$0	$2,298

	$0	$765	$0	$1,533	$439	$2,737

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$157	$157
Futures	0	0	0	0	2,388	2,388
Swap Agreements	0	751	0	0	(4,375)	(3,624)

	$0	$751	$0	$0	$(1,830)	$(1,079)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,837	$0	$7,837
Written Options	0	11	0	0	0	11
Swap Agreements	0	5,761	0	0	0	5,761

	$0	$5,772	$0	$7,837	$0	$13,609

	$0	$6,523	$0	$7,837	$(1,830)	$12,530

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$328	$328
Swap Agreements	0	982	0	0	3,730	4,712

	$0	$982	$0	$0	$4,058	$5,040

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(683)	$0	$(683)
Written Options	0	39	0	4	0	43
Swap Agreements	0	(2,165)	0	0	0	(2,165)

	$0	$(2,126)	$0	$(679)	$0	$(2,805)

	$0	$(1,144)	$0	$(679)	$4,058	$2,235

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Albania
Sovereign Issues	$0	$5,152	$0	$5,152
Angola
Sovereign Issues	0	7,137	0	7,137
Argentina
Sovereign Issues	0	120,470	0	120,470
Austria
Corporate Bonds & Notes	0	1,357	0	1,357
Azerbaijan
Corporate Bonds & Notes	0	30,903	0	30,903
Sovereign Issues	0	1,868	0	1,868
Bahamas
Sovereign Issues	0	6,482	0	6,482
Brazil
Corporate Bonds & Notes	0	74,049	0	74,049
Loan Participations and Assignments	0	0	11,814	11,814
Sovereign Issues	0	13,944	0	13,944
Cayman Islands
Corporate Bonds & Notes	0	48,006	0	48,006
Chile
Corporate Bonds & Notes	0	56,645	0	56,645
China
Corporate Bonds & Notes	0	45,000	0	45,000
Colombia
Corporate Bonds & Notes	0	9,763	0	9,763
Sovereign Issues	0	30,967	0	30,967
Costa Rica
Sovereign Issues	0	7,753	0	7,753
Dominican Republic
Sovereign Issues	0	53,132	0	53,132
Ecuador
Sovereign Issues	0	19,831	0	19,831
Egypt
Sovereign Issues	0	39,327	0	39,327
El Salvador
Sovereign Issues	0	7,263	0	7,263
Gabon
Sovereign Issues	0	1,733	0	1,733
Germany
Corporate Bonds & Notes	0	17,736	0	17,736
Ghana
Sovereign Issues	0	29,231	0	29,231
Guatemala
Sovereign Issues	0	32,495	0	32,495
Hong Kong
Corporate Bonds & Notes	0	18,496	0	18,496
India
Corporate Bonds & Notes	0	2,741	0	2,741
Sovereign Issues	0	13,073	0	13,073
Indonesia
Corporate Bonds & Notes	0	99,391	0	99,391
Sovereign Issues	0	112,379	0	112,379
Ireland
Corporate Bonds & Notes	0	17,901	0	17,901
Israel
Corporate Bonds & Notes	0	10,546	0	10,546
Sovereign Issues	0	9,002	0	9,002
Ivory Coast
Sovereign Issues	0	21,888	0	21,888
Jordan
Sovereign Issues	0	8,406	0	8,406
Kazakhstan
Corporate Bonds & Notes	0	11,857	0	11,857
Sovereign Issues	0	14,712	0	14,712
Kenya
Sovereign Issues	0	9,185	0	9,185

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Lithuania
Sovereign Issues	$0	$1,694	$0	$1,694
Luxembourg
Asset-Backed Securities	0	0	644	644
Corporate Bonds & Notes	0	106,839	0	106,839
Malaysia
Corporate Bonds & Notes	0	8,071	0	8,071
Mexico
Common Stocks	7	0	0	7
Corporate Bonds & Notes	0	109,964	0	109,964
Sovereign Issues	0	76,178	0	76,178
Mongolia
Sovereign Issues	0	8,463	0	8,463
Morocco
Corporate Bonds & Notes	0	2,630	0	2,630
Namibia
Sovereign Issues	0	2,212	0	2,212
Netherlands
Asset-Backed Securities	0	281	0	281
Corporate Bonds & Notes	0	11,101	0	11,101
Nigeria
Sovereign Issues	0	43,701	0	43,701
Oman
Corporate Bonds & Notes	0	9,339	0	9,339
Sovereign Issues	0	20,567	0	20,567
Pakistan
Corporate Bonds & Notes	0	3,498	0	3,498
Sovereign Issues	0	2,475	0	2,475
Panama
Corporate Bonds & Notes	0	6,664	0	6,664
Sovereign Issues	0	14,539	0	14,539
Paraguay
Sovereign Issues	0	6,473	0	6,473
Peru
Corporate Bonds & Notes	0	5,657	0	5,657
Sovereign Issues	0	16,664	0	16,664
Philippines
Corporate Bonds & Notes	0	5,189	0	5,189
Poland
Sovereign Issues	0	12,205	0	12,205
Qatar
Loan Participations and Assignments	0	0	11,513	11,513
Sovereign Issues	0	46,761	0	46,761
Romania
Sovereign Issues	0	565	0	565
Russia
Corporate Bonds & Notes	0	4,045	0	4,045
Sovereign Issues	0	36,010	0	36,010
Saudi Arabia
Sovereign Issues	0	33,878	0	33,878
Senegal
Sovereign Issues	0	11,684	0	11,684
Serbia
Sovereign Issues	0	10,305	0	10,305
Singapore
Corporate Bonds & Notes	0	5,385	0	5,385
Slovenia
Sovereign Issues	0	2,018	0	2,018
South Africa
Corporate Bonds & Notes	0	50,208	0	50,208
Sovereign Issues	0	28,760	0	28,760
South Korea
Sovereign Issues	0	358	0	358
Sri Lanka
Corporate Bonds & Notes	0	4,008	0	4,008
Sovereign Issues	0	22,775	0	22,775

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Tanzania
Loan Participations and Assignments	$0	$0	$13,097	$13,097
Sovereign Issues	0	2,041	0	2,041
Thailand
Corporate Bonds & Notes	0	4,915	0	4,915
Trinidad and Tobago
Corporate Bonds & Notes	0	2,776	0	2,776
Sovereign Issues	0	596	0	596
Tunisia
Sovereign Issues	0	1,440	0	1,440
Turkey
Corporate Bonds & Notes	0	19,839	0	19,839
Loan Participations and Assignments	0	4,249	0	4,249
Sovereign Issues	0	100,677	0	100,677
Ukraine
Sovereign Issues	0	45,069	0	45,069
Ukrainian SSR
Sovereign Issues	0	995	0	995
United Arab Emirates
Corporate Bonds & Notes	0	5,186	0	5,186
Sovereign Issues	0	2,083	0	2,083
United Kingdom
Corporate Bonds & Notes	0	830	0	830
United States
Asset-Backed Securities	0	27,183	0	27,183
Corporate Bonds & Notes	0	20,909	0	20,909
Loan Participations and Assignments	0	2,806	0	2,806
Non-Agency Mortgage-Backed Securities	0	31,519	0	31,519
U.S. Government Agencies	0	115	0	115
U.S. Treasury Obligations	0	32,898	0	32,898
Uruguay
Sovereign Issues	0	33,123	0	33,123
Venezuela
Corporate Bonds & Notes	0	18,406	0	18,406
Sovereign Issues	0	23,443	0	23,443
Vietnam
Sovereign Issues	0	1,584	0	1,584

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Virgin Islands (British)
Corporate Bonds & Notes	$0	$7,927	$0	$7,927
Short-Term Instruments
Repurchase Agreements	0	4,365	0	4,365
U.S. Treasury Bills	0	266	0	266

	$7	$2,136,225	$37,068	$2,173,300

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$48,391	$0	$0	$48,391

Total Investments	$48,398	$2,136,225	$37,068	$2,221,691

Short Sales, at Value - Liabilities
United States
U.S. Treasury Obligations	$0	$(25,019)	$0	$(25,019)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	289	0	289
Over the counter	0	4,371	0	4,371

	$0	$4,660	$0	$4,660

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(197)	(242)	0	(439)
Over the counter	0	(2,298)	0	(2,298)

	$(197)	$(2,540)	$0	$(2,737)

Total Financial Derivative Instruments	$(197)	$2,120	$0	$1,923

Totals	$48,201	$2,113,326	$37,068	$2,198,595

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$10,914	$953	$0	$0	$0	$(53)	$0	$0	$11,814	$(53)
Luxembourg
Asset-Backed Securities	1,627	0	(892)	25	95	(211)	0	0	644	(76)
Mexico
Common Stocks	0	0	0	0	0	0	0	0	0	0
Netherlands
Loan Participations and Assignments	4,973	0	(5,000)	0	62	(35)	0	0	0	0
Qatar
Loan Participations and Assignments	0	11,513	0	2	0	(2)	0	0	11,513	(2)
Tanzania
Loan Participations and Assignments	0	19,768	(6,700)	1	0	28	0	0	13,097	28

Totals	$17,514	$32,234	$(12,592)	$28	$157	$(273)	$0	$0	$37,068	$(103)

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$11,814	Proxy Pricing	Base Price	99.060
Luxembourg
Asset-Backed Securities	644	Proxy Pricing	Base Price	100.132
Mexico
Common Stocks	0	Other Valuation Techniques(2)	—	—
Qatar
Loan Participations and Assignments	11,513	Third Party Vendor	Broker Quote	99.250
Tanzania
Loan Participations and Assignments	13,097	Proxy Pricing	Base Price	99.603-100.212

Total	$37,068

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.5%

ARGENTINA 4.1%

CORPORATE BONDS & NOTES 3.6%

Cia General de Combustibles S.A.
9.500% due 11/07/2021		$300	$285

Genneia S.A.
8.750% due 01/20/2022		800	728

Pampa Energia S.A.
7.375% due 07/21/2023		1,100	1,030

Rio Energy S.A.
6.875% due 02/01/2025		1,800	1,370

YPF S.A.
8.500% due 07/28/2025		200	197
8.750% due 04/04/2024		2,000	2,015

			5,625

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
4.000% due 03/06/2020	ARS	30	1
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~		1,548	35
49.153% (BADLARPP) due 10/04/2022 ~		57	2
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		4,424	114

Provincia de Buenos Aires
46.320% due 12/06/2019 •		30	1

Provincia de Cordoba
7.450% due 09/01/2024		$200	161

Provincia de Neuquen
7.500% due 04/27/2025		600	493

			807

Total Argentina (Cost $7,056)			6,432

AUSTRALIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Barminco Finance Pty. Ltd.
6.625% due 05/15/2022		$400	410

Total Australia (Cost $400)			410

AUSTRIA 1.2%

CORPORATE BONDS & NOTES 1.2%

Eldorado Intl. Finance GmbH
8.625% due 06/16/2021		$500	524

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	200	226
7.500% due 06/15/2032		$1,100	1,115

Total Austria (Cost $1,787)			1,865

BERMUDA 1.0%

CORPORATE BONDS & NOTES 1.0%

CBQ Finance Ltd.
7.500% due 11/18/2019		$800	820

Digicel Group One Ltd.
8.250% due 12/30/2022		496	306

Digicel Group Two Ltd.
8.250% due 09/30/2022		469	161

Digicel Ltd.
6.000% due 04/15/2021		400	336

Total Bermuda (Cost $1,881)			1,623

BRAZIL 6.1%

CORPORATE BONDS & NOTES 5.2%

Banco BTG Pactual S.A.
5.500% due 01/31/2023		$1,600	1,599

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Braskem America Finance Co.
7.125% due 07/22/2041	$400	$463

JBS Investments GmbH
7.000% due 01/15/2026	1,200	1,236

JSL Europe S.A.
7.750% due 07/26/2024	1,000	990

Odebrecht Finance Ltd.
4.375% due 04/25/2025 ^(c)	300	48
5.250% due 06/27/2029 ^(c)	1,950	302
7.125% due 06/26/2042 ^(c)	1,050	160

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (e)(f)	1,122	12

Petrobras Global Finance BV
7.375% due 01/17/2027	700	774

Samarco Mineracao S.A.
4.125% due 11/01/2022 ^(c)	500	323
5.375% due 09/26/2024 ^(c)	600	399
5.750% due 10/24/2023 ^(c)	1,300	868

Suzano Austria GmbH
7.000% due 03/16/2047	1,000	1,117

		8,291

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	1,500	1,489

Total Brazil (Cost $10,557)		9,780

CANADA 1.9%

CORPORATE BONDS & NOTES 1.9%

Canacol Energy Ltd.
7.250% due 05/03/2025	$1,200	1,203

First Quantum Minerals Ltd.
7.000% due 02/15/2021	107	109
7.250% due 04/01/2023	300	294

Frontera Energy Corp.
9.700% due 06/25/2023	1,400	1,470

Total Canada (Cost $2,968)		3,076

CAYMAN ISLANDS 7.8%

CORPORATE BONDS & NOTES 7.8%

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	$500	498
4.000% due 03/29/2023	900	916

China Evergrande Group
8.250% due 03/23/2022	600	590

EMG SUKUK Ltd.
4.564% due 06/18/2024	300	306

Goodman HK Finance
4.375% due 06/19/2024	701	721

Hutchison Whampoa International Ltd.
3.625% due 10/31/2024	600	612

MAF Global Securities Ltd.
4.750% due 05/07/2024	400	409

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	200	199

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	824	815

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (b)	710	442

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	940	900

Sands China Ltd.
5.125% due 08/08/2025	1,800	1,879

Semiconductor Manufacturing International Corp.
4.125% due 10/07/2019	700	702

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	500	500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VLL International, Inc.
5.750% due 11/28/2024	$600	$594

WTT Investment Ltd.
5.500% due 11/21/2022	900	901

Wynn Macau Ltd.
4.875% due 10/01/2024	600	587

Yingde Gases Investment Ltd.
6.250% due 01/19/2023	800	809

Total Cayman Islands (Cost $12,018)		12,380

CHILE 1.8%

CORPORATE BONDS & NOTES 1.8%

Cencosud S.A.
5.150% due 02/12/2025	$250	256

Colbun S.A.
4.500% due 07/10/2024	400	415

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,613	1,596
4.500% due 08/15/2025	379	372

Sociedad Quimica y Minera de Chile S.A.
4.375% due 01/28/2025	200	202

Total Chile (Cost $2,775)		2,841

CHINA 2.1%

CORPORATE BONDS & NOTES 2.1%

CCCI Treasure Ltd.
3.500% due 04/21/2020 •(f)	$300	300

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	500	497

Proven Honour Capital Ltd.
4.125% due 05/19/2025	200	197
4.125% due 05/06/2026	200	194

Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022	600	613
4.125% due 09/12/2025	800	835

Tianqi Finco Co. Ltd.
3.750% due 11/28/2022	200	188

Yankuang Group Cayman Ltd.
4.750% due 11/30/2020	500	498

Total China (Cost $3,287)		3,322

	SHARES
COLOMBIA 0.7%

COMMON STOCKS 0.1%

Frontera Energy Corp.	16,190	139

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.6%

Ecopetrol S.A.
7.375% due 09/18/2043	$400	479

SURA Asset Management S.A.
4.875% due 04/17/2024	400	418

		897

Total Colombia (Cost $2,224)		1,036

CURACAO 0.2%

CORPORATE BONDS & NOTES 0.2%

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	$300	280

Total Curacao (Cost $292)		280

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%

Deutsche Bank AG
4.250% due 10/14/2021		$1,000	$1,006

Total Germany (Cost $994)			1,006

GHANA 0.8%

SOVEREIGN ISSUES 0.8%

Ghana Government International Bond
7.875% due 03/26/2027		$700	708
8.125% due 03/26/2032		600	599

Total Ghana (Cost $1,300)			1,307

HONG KONG 1.9%

CORPORATE BONDS & NOTES 1.9%

Eastern Creation Investment Holdings Ltd.
2.750% due 09/26/2020		$1,800	1,786

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		400	402

Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019		800	804

Total Hong Kong (Cost $2,999)			2,992

INDIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Bharti Airtel Ltd.
4.375% due 06/10/2025		$500	493

Total India (Cost $498)			493

INDONESIA 1.5%

CORPORATE BONDS & NOTES 1.5%

Indika Energy Capital Pte. Ltd.
5.875% due 11/09/2024		$300	287

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023		300	324

Minejesa Capital BV
4.625% due 08/10/2030 (i)		1,100	1,070

Perusahaan Gas Negara Persero Tbk
5.125% due 05/16/2024		700	738

Total Indonesia (Cost $2,381)			2,419

IRELAND 4.3%

CORPORATE BONDS & NOTES 4.3%

ABH Financial Ltd. Via Alfa Holding Issuance PLC
2.626% due 04/28/2020	EUR	1,100	1,249

C&W Senior Financing DAC
7.500% due 10/15/2026		$900	929

Credit Bank of Moscow Via CBOM Finance PLC
5.150% due 02/20/2024	EUR	800	905

Eurochem Finance DAC
5.500% due 03/13/2024		$1,400	1,413

MMC Norilsk Nickel OJSC Via MMC Finance DAC
6.625% due 10/14/2022		300	320

Mobile Telesystems OJSC via MTS International Funding Ltd.
5.000% due 05/30/2023		200	203

Novolipetsk Steel Via Steel Funding DAC
4.000% due 09/21/2024		500	482
4.500% due 06/15/2023		300	300

Phosagro OAO Via Phosagro Bond Funding DAC
3.949% due 04/24/2023		1,000	976

Total Ireland (Cost $6,743)			6,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 6.2%

CORPORATE BONDS & NOTES 6.2%

Adecoagro S.A.
6.000% due 09/21/2027	$200	$189

Altice Financing S.A.
7.500% due 05/15/2026	400	397

Altice Finco S.A.
7.625% due 02/15/2025	1,700	1,553

Altice Luxembourg S.A.
7.750% due 05/15/2022	700	702

Andrade Gutierrez International S.A. (11.000% Cash or 12.000% PIK)
11.000% due 08/20/2021 (b)	329	316

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(b)	3,220	1,207

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023	2,100	2,226

Kernel Holding S.A.
8.750% due 01/31/2022	500	513

Severstal OAO Via Steel Capital S.A.
5.900% due 10/17/2022	800	840

Topaz Marine S.A.
9.125% due 07/26/2022	600	610

Unigel Luxembourg S.A.
10.500% due 01/22/2024	1,100	1,190

Total Luxembourg (Cost $10,614)		9,743

MAURITIUS 1.7%

CORPORATE BONDS & NOTES 1.7%

Azure Power Energy Ltd.
5.500% due 11/03/2022	$400	395

Greenko Dutch BV
4.875% due 07/24/2022	200	197

HTA Group Ltd.
9.125% due 03/08/2022	800	837

MTN Mauritius Investments Ltd.
4.755% due 11/11/2024	500	476

Neerg Energy Ltd.
6.000% due 02/13/2022	800	794

Total Mauritius (Cost $2,698)		2,699

	SHARES
COMMON STOCKS 0.0%

MEXICO 1.6%

Hipotecaria Su Casita S.A. «	172,487	0

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.6%

Banco Mercantil del Norte S.A.
6.875% due 07/06/2022 •(f)(g)	$200	200

BBVA Bancomer S.A.
6.500% due 03/10/2021	430	452

Mexichem S.A.B. de C.V.
5.500% due 01/15/2048	300	284

Trust F
6.950% due 01/30/2044	950	996

Unifin Financiera S.A.B. de C.V. SOFOM ENR
7.000% due 01/15/2025	700	661

		2,593

Total Mexico (Cost $3,787)		2,593

MOROCCO 0.3%

CORPORATE BONDS & NOTES 0.3%

OCP S.A.
4.500% due 10/22/2025	$400	397

Total Morocco (Cost $395)		397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 7.0%

CORPORATE BONDS & NOTES 7.0%

IHS Netherlands Holdco BV
9.500% due 10/27/2021		$2,313	$2,398

Indo Energy Finance BV
6.375% due 01/24/2023		1,050	1,054

Marfrig Holdings Europe BV
8.000% due 06/08/2023		600	621

Metinvest BV
7.750% due 04/23/2023		2,400	2,355

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		3,900	3,483

United Group BV
4.375% due 07/01/2022	EUR	400	462

VTR Finance BV
6.875% due 01/15/2024		$628	646

Total Netherlands (Cost $10,659)			11,019

NIGERIA 0.8%

CORPORATE BONDS & NOTES 0.8%

Access Bank PLC
10.500% due 10/19/2021		$200	217

SEPLAT Petroleum Development Co. PLC
9.250% due 04/01/2023		700	723

United Bank for Africa PLC
7.750% due 06/08/2022		300	307

Total Nigeria (Cost $1,210)			1,247

PANAMA 1.9%

CORPORATE BONDS & NOTES 1.9%

Banistmo S.A.
3.650% due 09/19/2022		$700	691

Global Bank Corp.
4.500% due 10/20/2021		300	304

Multibank, Inc.
4.375% due 11/09/2022		700	706

Promerica Financial Corp.
9.700% due 05/14/2024		1,200	1,223

Total Panama (Cost $2,885)			2,924

PERU 0.8%

CORPORATE BONDS & NOTES 0.8%

Peru LNG SRL
5.375% due 03/22/2030		$1,200	1,254

Total Peru (Cost $1,200)			1,254

QATAR 0.1%

CORPORATE BONDS & NOTES 0.1%

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		$154	156

Total Qatar (Cost $158)			156

SINGAPORE 3.2%

CORPORATE BONDS & NOTES 3.2%

ABJA Investment Co. Pte. Ltd.
5.450% due 01/24/2028		$1,400	1,325

BOC Aviation Ltd.
3.500% due 01/31/2023		700	700

GLP Pte. Ltd.
3.875% due 06/04/2025		1,300	1,259

Marble Pte. Ltd.
5.300% due 06/20/2022		200	199

Medco Straits Services Pte. Ltd.
8.500% due 08/17/2022		500	532

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oversea-Chinese Banking Corp. Ltd.
4.250% due 06/19/2024 (g)	$1,071	$1,105

Total Singapore (Cost $4,826)		5,120

SOUTH AFRICA 3.8%

CORPORATE BONDS & NOTES 3.8%

African Bank Ltd.
6.000% due 02/08/2020	$1,100	1,050
8.125% due 10/19/2020	400	392

FirstRand Bank Ltd.
4.250% due 04/30/2020	300	302

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	800	820

SASOL Financing USA LLC
5.875% due 03/27/2024	1,300	1,380
6.500% due 09/27/2028	1,900	2,077

Total South Africa (Cost $5,783)		6,021

SOUTH KOREA 0.7%

CORPORATE BONDS & NOTES 0.7%

Shinhan Bank Co. Ltd.
3.875% due 03/24/2026 (g)	$400	402

Woori Bank
4.750% due 04/30/2024 (g)	600	631

Total South Korea (Cost $1,024)		1,033

SPAIN 0.9%

CORPORATE BONDS & NOTES 0.9%

International Airport Finance S.A.
12.000% due 03/15/2033	$1,300	1,392

Total Spain (Cost $1,300)		1,392

SUPRANATIONAL 1.9%

CORPORATE BONDS & NOTES 1.9%

Africa Finance Corp.
3.875% due 04/13/2024	$1,400	1,384

African Export-Import Bank
4.125% due 06/20/2024	1,600	1,587

Total Supranational (Cost $2,872)		2,971

TANZANIA 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	$500	501

Total Tanzania (Cost $500)		501

THAILAND 2.4%

CORPORATE BONDS & NOTES 2.4%

GC Treasury Centre Co. Ltd.
4.250% due 09/19/2022	$500	512

Siam Commercial Bank PCL
3.500% due 04/07/2019	2,200	2,200

Thaioil Treasury Center Co. Ltd.
3.625% due 01/23/2023	500	502
5.375% due 11/20/2048	500	572

Total Thailand (Cost $3,700)		3,786

TURKEY 8.1%

CORPORATE BONDS & NOTES 5.7%

Akbank T.A.S.
5.125% due 03/31/2025	$500	424

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KOC Holding A/S
5.250% due 03/15/2023		$500	$476

QNB Finansbank A/S
4.875% due 05/19/2022		900	850
6.875% due 09/07/2024		2,100	2,026

Turk Telekomunikasyon A/S
6.875% due 02/28/2025		1,200	1,152

Turkiye Garanti Bankasi A/S
4.750% due 10/17/2019		600	595

Turkiye Is Bankasi A/S
5.000% due 04/30/2020		700	681
6.125% due 04/25/2024		200	171

Turkiye Sise ve Cam Fabrikalari A/S
6.950% due 03/14/2026 (i)		1,300	1,259

Yapi ve Kredi Bankasi A/S
4.000% due 01/22/2020		700	681
5.750% due 02/24/2022		800	745

			9,060

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Akbank T.A.S.
1.900% (EUR003M + 1.900%) due 10/06/2019 ~	EUR	1,100	1,230

SOVEREIGN ISSUES 1.6%

Export-Credit Bank of Turkey
8.250% due 01/24/2024		$1,900	1,852

Turkey Government International Bond
7.250% due 12/23/2023		600	606

			2,458

Total Turkey (Cost $13,150)			12,748

UKRAINE 0.6%

SOVEREIGN ISSUES 0.6%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$1,400	897

Total Ukraine (Cost $877)			897

UKRAINIAN SSR 0.4%

SOVEREIGN ISSUES 0.4%

Ukraine Government International Bond
7.750% due 09/01/2021		$700	697

Total Ukrainian SSR (Cost $723)			697

UNITED ARAB EMIRATES 1.9%

CORPORATE BONDS & NOTES 1.9%

Burgan Tier 1 Financing Ltd.
7.250% due 09/30/2019 •(f)(g)		$1,700	1,711

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		500	496

First Gulf Bank PJSC
2.625% due 02/24/2020		750	747

Total United Arab Emirates (Cost $2,964)			2,954

UNITED KINGDOM 6.3%

CORPORATE BONDS & NOTES 6.3%

Afren PLC
6.625% due 12/09/2020 ^(c)		$682	2

Barclays PLC
8.000% due 06/15/2024 •(f)(g)		300	307

DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (b)		700	701

Evraz PLC
5.375% due 03/20/2023		200	203
8.250% due 01/28/2021		200	214

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hikma Pharmaceuticals PLC
4.250% due 04/10/2020	$1,200	$1,203

Liquid Telecommunications Financing PLC
8.500% due 07/13/2022	1,000	1,032

MARB BondCo PLC
6.875% due 01/19/2025	400	392
7.000% due 03/15/2024	400	397

Petra Diamonds U.S. Treasury PLC
7.250% due 05/01/2022	2,400	2,250

Tullow Oil PLC
6.250% due 04/15/2022	1,100	1,108
7.000% due 03/01/2025	800	808

Vedanta Resources PLC
6.375% due 07/30/2022	1,300	1,266

Total United Kingdom (Cost $10,247)		9,883

UNITED STATES 13.4%

ASSET-BACKED SECURITIES 0.7%

Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 Ø	$340	251

Countrywide Asset-Backed Certificates
2.706% due 09/25/2037 ^•	49	42

JPMorgan Mortgage Acquisition Corp.
3.136% due 12/25/2035 •	700	656

NovaStar Mortgage Funding Trust
2.686% due 09/25/2037 •	226	219

		1,168

CORPORATE BONDS & NOTES 2.7%

Afren PLC
15.000% due 04/25/2049 ^«(c)(h)	1,927	240

DAE Funding LLC
4.000% due 08/01/2020	300	302
5.000% due 08/01/2024	500	507

Hyundai Capital America
3.000% due 03/18/2021	600	596

Rio Oil Finance Trust
8.200% due 04/06/2028	1,800	1,953
9.750% due 01/06/2027	591	662

		4,260

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.716% due 10/25/2035 •	719	713

Citigroup Mortgage Loan Trust
4.351% due 08/25/2036 ~	564	528

		1,241

U.S. TREASURY OBLIGATIONS 9.2%

U.S. Treasury Notes
1.875% due 01/31/2022 (i)	7,100	7,032
2.000% due 08/31/2021	1,300	1,292
2.000% due 12/31/2021	1,500	1,492
2.125% due 12/31/2022	1,600	1,594
3.000% due 09/30/2025 (i)	3,000	3,126

		14,536

Total United States (Cost $22,714)		21,205

VIRGIN ISLANDS (BRITISH) 2.6%

CORPORATE BONDS & NOTES 2.6%

China Reinsurance Finance Corp. Ltd.
3.375% due 03/09/2022	$800	788

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	1,300	1,318

NWD MTN Ltd.
4.375% due 11/30/2022	200	206
5.250% due 02/26/2021	200	207

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OAS Finance Ltd.
8.875% due 04/29/2019 (f)		$900	$7

Studio City Co. Ltd.
5.875% due 11/30/2019		800	812

Studio City Finance Ltd.
7.250% due 02/11/2024		800	839

Total Virgin Islands (British) (Cost $4,126)			4,177

SHORT-TERM INSTRUMENTS 0.0%

ARGENTINA TREASURY BILLS 0.0%
43.047% due 05/10/2019 - 05/31/2019 (d)(e)	ARS	2,094	51

Total Short-Term Instruments (Cost $55)			51

Total Investments in Securities (Cost $168,627)			163,507

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	23,065	$228

Total Short-Term Instruments (Cost $228)		228

Total Investments in Affiliates (Cost $228)		228

Total Investments 103.6% (Cost $168,855)		$163,735

Financial Derivative Instruments (j)(k) 0.0% (Cost or Premiums, net $(75))		2

Other Assets and Liabilities, net (3.6)%		(5,718)

Net Assets 100.0%		$158,019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2049	04/30/2015	$ 1,905	$240	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	2.650%	03/20/2019	05/06/2019		$(3,131)	$(3,134)
JML	1.750	01/31/2019	TBD	(2)	(766)	(768)
	1.750	03/15/2019	TBD	(2)	(501)	(501)

Total Reverse Repurchase Agreements						$(4,403)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
UBS	2.630%	01/17/2019	04/17/2019	$(2,450)	$(2,464)
	2.630	03/11/2019	04/16/2019	(1,973)	(1,976)

Total Sale-Buyback Transactions					$(4,440)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(3,134)	$0	$(3,134)	$3,126	$(8)
JML	0	(1,269)	0	(1,269)	1,263	(6)

Master Securities Forward Transaction Agreement
UBS	0	0	(4,440)	(4,440)	4,456	16

Total Borrowings and Other Financing Transactions	$0	$(4,403)	$(4,440)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,269)	$(1,269)
U.S. Treasury Obligations	0	0	(3,134)	0	(3,134)

Total	$0	$0	$(3,134)	$(1,269)	$(4,403)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(4,440)	0	0	(4,440)

Total	$0	$(4,440)	$0	$0	$(4,440)

Total Borrowings	$0	$(4,440)	$(3,134)	$(1,269)	$(8,843)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(8,843)

(i)	Securities with an aggregate market value of $8,845 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(5,203) at a weighted average interest rate of 2.077%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	99	$	12,298	$155	$0	$(28)

Total Futures Contracts					$155	$0	$(28)

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
					Amount					Asset	Liability
Pay	1-Year BRL-CDI	9.650%	Maturity	01/02/2025	BRL	6,800	$(35)	$142	$107	$0	$(1)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2022	$	20,500	(847)	229	(618)	0	(34)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		2,960	7	4	11	0	(6)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		3,700	780	(135)	645	9	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		650	(3)	(20)	(23)	2	0

Total Swap Agreements							$(98)	$220	$122	$11	$(41)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$11	$11	$0	$(28)	$(41)	$(69)

Cash of $432 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019		$4,046	EUR	3,595	$0	$(13)
	05/2019	EUR	3,595		$4,057	13	0

BPS	04/2019	ARS	6,526		150	0	0
	04/2019		$166	ARS	6,526	0	(16)
	05/2019		26		1,186	0	0

BRC	04/2019	JPY	22,100		$200	1	0

CBK	04/2019	EUR	199		225	2	0
	04/2019		$200	JPY	22,100	0	(1)
	05/2019	JPY	22,100		$201	1	0
	06/2019		$742	HKD	5,807	0	(1)

GLM	04/2019	ARS	5,340		$123	0	(1)
	04/2019		$123	ARS	5,340	0	0
	05/2019		117		5,340	1	0

HUS	04/2019		10		453	0	0
	05/2019		4		184	0	0

JPM	04/2019	EUR	3,396		$3,876	67	0

SCX	06/2019	HKD	5,156		659	1	0

Total Forward Foreign Currency Contracts						$86	$(32)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400%	09/18/2019	200	$0	$0

Total Written Options						$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.092%	$1,500	$23	$(17)	$6	$0

Total Swap Agreements							$23	$(17)	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$13	$0	$6	$19	$(13)	$0	$0	$(13)	$6	$0	$6
BPS	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
BRC	1	0	0	1	0	0	0	0	1	0	1
CBK	3	0	0	3	(2)	0	0	(2)	1	0	1
GLM	1	0	0	1	(1)	0	0	(1)	0	0	0
JPM	67	0	0	67	0	0	0	0	67	0	67
SCX	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$86	$0	$6	$92	$(32)	$0	$0	$(32)

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$11	$11

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$86	$0	$86
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$86	$0	$92

	$0	$6	$0	$86	$11	$103

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$28	$28
Swap Agreements	0	0	0	0	41	41

	$0	$0	$0	$0	$69	$69

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32

	$0	$0	$0	$32	$69	$101

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$299	$299
Swap Agreements	0	0	0	0	(224)	(224)

	$0	$0	$0	$0	$75	$75

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$491	$0	$491
Written Options	0	1	0	0	0	1
Swap Agreements	0	13	0	0	0	13

	$0	$14	$0	$491	$0	$505

	$0	$14	$0	$491	$75	$580

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70
Swap Agreements	0	0	0	0	404	404

	$0	$0	$0	$0	$474	$474

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25)	$0	$(25)
Written Options	0	(1)	0	0	0	(1)
Swap Agreements	0	6	0	0	0	6

	$0	$5	$0	$(25)	$0	$(20)

	$0	$5	$0	$(25)	$474	$454

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$5,625	$0	$5,625
Sovereign Issues	0	807	0	807
Australia
Corporate Bonds & Notes	0	410	0	410
Austria
Corporate Bonds & Notes	0	1,865	0	1,865
Bermuda
Corporate Bonds & Notes	0	1,623	0	1,623
Brazil
Corporate Bonds & Notes	0	8,291	0	8,291
Loan Participations and Assignments	0	0	1,489	1,489
Canada
Corporate Bonds & Notes	0	3,076	0	3,076
Cayman Islands
Corporate Bonds & Notes	0	12,380	0	12,380

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Chile
Corporate Bonds & Notes	$0	$2,841	$0	$2,841
China
Corporate Bonds & Notes	0	3,322	0	3,322
Colombia
Common Stocks	139	0	0	139
Corporate Bonds & Notes	0	897	0	897
Curacao
Corporate Bonds & Notes	0	280	0	280
Germany
Corporate Bonds & Notes	0	1,006	0	1,006
Ghana
Sovereign Issues	0	1,307	0	1,307
Hong Kong
Corporate Bonds & Notes	0	2,992	0	2,992
India
Corporate Bonds & Notes	0	493	0	493

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Indonesia
Corporate Bonds & Notes	$0	$2,419	$0	$2,419
Ireland
Corporate Bonds & Notes	0	6,777	0	6,777
Luxembourg
Corporate Bonds & Notes	0	9,743	0	9,743
Mauritius
Corporate Bonds & Notes	0	2,699	0	2,699
Mexico
Common Stocks	0	0	0	0
Corporate Bonds & Notes	0	2,593	0	2,593
Morocco
Corporate Bonds & Notes	0	397	0	397
Netherlands
Corporate Bonds & Notes	0	11,019	0	11,019
Nigeria
Corporate Bonds & Notes	0	1,247	0	1,247
Panama
Corporate Bonds & Notes	0	2,924	0	2,924
Peru
Corporate Bonds & Notes	0	1,254	0	1,254
Qatar
Corporate Bonds & Notes	0	156	0	156
Singapore
Corporate Bonds & Notes	0	5,120	0	5,120
South Africa
Corporate Bonds & Notes	0	6,021	0	6,021
South Korea
Corporate Bonds & Notes	0	1,033	0	1,033
Spain
Corporate Bonds & Notes	0	1,392	0	1,392
Supranational
Corporate Bonds & Notes	0	2,971	0	2,971
Tanzania
Loan Participations and Assignments	0	0	501	501
Thailand
Corporate Bonds & Notes	0	3,786	0	3,786
Turkey
Corporate Bonds & Notes	0	9,060	0	9,060
Loan Participations and Assignments	0	1,230	0	1,230
Sovereign Issues	0	2,458	0	2,458
Ukraine
Sovereign Issues	0	897	0	897

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Ukrainian SSR
Sovereign Issues	$0	$697	$0	$697
United Arab Emirates
Corporate Bonds & Notes	0	2,954	0	2,954
United Kingdom
Corporate Bonds & Notes	0	9,883	0	9,883
United States
Asset-Backed Securities	0	1,168	0	1,168
Corporate Bonds & Notes	0	4,020	240	4,260
Non-Agency Mortgage-Backed Securities	0	1,241	0	1,241
U.S. Treasury Obligations	0	14,536	0	14,536
Virgin Islands (British)
Corporate Bonds & Notes	0	4,177	0	4,177
Short-Term Instruments
Argentina Treasury Bills	0	51	0	51

	$139	$161,138	$2,230	$163,507

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$228	$0	$0	$228

Total Investments	$367	$161,138	$2,230	$163,735

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	11	0	11
Over the counter	0	92	0	92

	$0	$103	$0	$103

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(28)	(41)	0	(69)
Over the counter	0	(32)	0	(32)

	$(28)	$(73)	$0	$(101)

Total Financial Derivative Instruments	$(28)	$30	$0	$2

Totals	$339	$161,168	$2,230	$163,737

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,502	$0	$0	$0	$0	$(13)	$0	$0	$1,489	$(13)
Mexico
Common Stocks	0	0	0	0	0	0	0	0	0	0
Corporate Bonds & Notes	50	0	(42)	52	0	(60)	0	0	0	0
Netherlands
Loan Participations and Assignments	1,501	0	(1,579)	5	46	27	0	0	0	0
Tanzania
Loan Participations and Assignments	0	1,000	(500)	0	0	1	0	0	501	1
United States
Corporate Bonds & Notes	251	0	0	0	0	(11)	0	0	240	(10)

Totals	$3,304	$1,000	$(2,121)	$57	$46	$(56)	$0	$0	$2,230	$(22)

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,489	Proxy Pricing	Base Price	99.060
Mexico
Common Stocks	0	Other Valuation Techniques(2)	—	—
Tanzania
Loan Participations and Assignments	501	Proxy Pricing	Base Price	100.212
United States
Corporate Bonds & Notes	240	Other Valuation Techniques(2)	—	—

Total	$2,230

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.8%

ARGENTINA 2.4%

SOVEREIGN ISSUES 2.4%

Argentina Government International Bond
4.000% due 03/06/2020	ARS	14,120	$466
6.250% due 04/22/2019 (k)		$12,430	12,452
45.325% (BADLARPP + 3.250%) due 03/01/2020 ~	ARS	1,900	44
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~		921,991	20,669
49.153% (BADLARPP) due 10/04/2022 ~		58,125	2,266
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		1,035,140	26,637

Autonomous City of Buenos Aires Argentina
0.000% due 03/29/2024 •		101,440	2,092

Provincia de Buenos Aires
0.000% (BADLARPP + 3.750%) due 04/12/2025 ~		129,000	2,703
45.784% due 05/31/2022 •		37,586	797
46.320% due 12/06/2019 •		19,840	452

Provincia de Cordoba
7.125% due 06/10/2021		$1,000	869

Total Argentina (Cost $126,488)			69,447

AUSTRALIA 0.4%

CORPORATE BONDS & NOTES 0.3%

Commonwealth Bank of Australia
3.015% (US0003M + 0.400%) due 09/18/2020 ~		$9,700	9,722

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
3.332% due 12/16/2059 •		2,560	2,558

Total Australia (Cost $12,260)			12,280

BERMUDA 0.4%

CORPORATE BONDS & NOTES 0.4%

Aircastle Ltd.
5.125% due 03/15/2021		$200	206
7.625% due 04/15/2020		200	209

Ooredoo International Finance Ltd.
7.875% due 06/10/2019		9,800	9,895

Total Bermuda (Cost $10,298)			10,310

BRAZIL 12.4%

CORPORATE BONDS & NOTES 2.1%

Banco do Brasil S.A.
6.000% due 01/22/2020		$5,670	5,790

Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		8,960	8,927

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		360	371

Caixa Economica Federal
4.250% due 05/13/2019		400	401

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		16,350	16,530

Itau Unibanco Holding S.A.
5.750% due 01/22/2021		500	517

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (f)(h)		878	9

Petrobras Global Finance BV
6.125% due 01/17/2022		2,274	2,406
8.375% due 05/23/2021		1,087	1,197

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	93,600	25,101

			61,249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$22,700	$22,536

SOVEREIGN ISSUES 9.5%

Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		3,300	3,323

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2019 (f)	BRL	792,277	199,355
0.000% due 01/01/2020 (f)		302,350	73,600

			276,278

Total Brazil (Cost $378,597)			360,063

CANADA 1.8%

CORPORATE BONDS & NOTES 1.8%

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~		$43,500	43,485
3.311% (US0003M + 0.700%) due 06/15/2020 ~		9,600	9,610

Glencore Finance Canada Ltd.
4.950% due 11/15/2021		200	208

Total Canada (Cost $53,289)			53,303

CAYMAN ISLANDS 1.6%

ASSET-BACKED SECURITIES 0.1%

M360 Advisors LLC
4.395% due 07/24/2028		$3,400	3,397

CORPORATE BONDS & NOTES 1.5%

ADCB Finance Cayman Ltd.
2.750% due 09/16/2019		19,600	19,574

KSA Sukuk Ltd.
2.894% due 04/20/2022		10,000	9,954

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		307	303

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (c)		710	442

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		963	922

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		8,700	8,657

Sparc EM SPC Panama Metro Line SP
0.000% due 12/05/2022 (f)		940	867

Sunac China Holdings Ltd.
8.350% due 04/19/2023		1,800	1,847

			42,566

Total Cayman Islands (Cost $45,959)			45,963

CHILE 0.4%

CORPORATE BONDS & NOTES 0.4%

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022		$1,700	1,700

Itau CorpBanca
3.875% due 09/22/2019		9,500	9,538

Total Chile (Cost $11,231)			11,238

CHINA 2.5%

CORPORATE BONDS & NOTES 2.5%

Bank of China Ltd.
0.162% (EUR003M + 0.470%) due 11/22/2020 ~	EUR	1,900	2,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSCEC Finance Cayman Ltd.
2.250% due 06/14/2019		$9,700	$9,683

Industrial & Commercial Bank of China Ltd.
0.290% (EUR003M + 0.600%) due 05/23/2020 ~	EUR	14,100	15,835
3.488% (US0003M + 0.750%) due 11/08/2020 ~		$19,450	19,468

Minmetals Bounteous Finance BVI Ltd.
3.500% due 07/30/2020		1,200	1,203

Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019		3,300	3,284
2.125% due 05/03/2019		11,150	11,144
2.250% due 09/13/2020		5,000	4,950
2.500% due 04/28/2020		4,650	4,629

			72,324

SOVEREIGN ISSUES 0.0%

China Development Bank
2.480% due 12/01/2020	CNY	5,000	740

Total China (Cost $74,486)			73,064

COLOMBIA 1.1%

CORPORATE BONDS & NOTES 0.9%

Empresas Publicas de Medellin ESP
8.375% due 02/01/2021	COP	84,416,000	26,964

SOVEREIGN ISSUES 0.2%

Bogota Distrito Capital
9.750% due 07/26/2028		60,000	21

Colombia Government International Bond
4.375% due 07/12/2021		$5,600	5,764
11.750% due 02/25/2020		100	108

			5,893

Total Colombia (Cost $34,218)			32,857

CROATIA 0.9%

SOVEREIGN ISSUES 0.9%

Croatia Government International Bond
6.750% due 11/05/2019		$24,485	25,027

Total Croatia (Cost $24,969)			25,027

CZECH REPUBLIC 3.8%

SOVEREIGN ISSUES 3.8%

Czech Republic Government International Bond
1.770% (PRIB06M + -0.300%) due 12/09/2020 ~	CZK	2,500,000	109,201

Total Czech Republic (Cost $103,404)			109,201

DENMARK 2.4%

CORPORATE BONDS & NOTES 2.4%

Nykredit Realkredit A/S
1.000% due 10/01/2019	DKK	226,900	34,358

Realkredit Danmark A/S
1.000% due 04/01/2019		228,300	34,307

Total Denmark (Cost $71,221)			68,665

EGYPT 0.1%

SOVEREIGN ISSUES 0.1%

Egypt Government International Bond
5.750% due 04/29/2020		$3,500	3,547

Total Egypt (Cost $3,551)			3,547

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 0.0%

CORPORATE BONDS & NOTES 0.0%

Danone S.A.
3.000% due 06/15/2022		$400	$401

mFinance France S.A.
2.000% due 11/26/2021	EUR	100	116

Pernod Ricard S.A.
4.450% due 01/15/2022		$300	312
5.750% due 04/07/2021		200	211

Total France (Cost $1,028)			1,040

GERMANY 1.8%

CORPORATE BONDS & NOTES 1.8%

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,100	1,221
1.875% due 02/28/2020	GBP	400	520
3.767% (US0003M + 0.970%) due 07/13/2020 ~		$17,000	16,945
4.250% due 10/14/2021		21,200	21,316
5.000% due 02/14/2022		2,400	2,455

Volkswagen Leasing GmbH
2.375% due 09/06/2022	EUR	8,400	9,939

Total Germany (Cost $52,170)			52,396

GREECE 0.5%

SOVEREIGN ISSUES 0.5%

Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	13,500	15,171

Total Greece (Cost $16,572)			15,171

GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%

Guatemala Government International Bond
5.750% due 06/06/2022		$10,300	10,802

Total Guatemala (Cost $10,671)			10,802

HONG KONG 0.6%

CORPORATE BONDS & NOTES 0.6%

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		$1,400	1,396

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		1,900	1,896

CNPC General Capital Ltd.
2.750% due 05/14/2019		5,600	5,604

Eastern Creation Investment Holdings Ltd.
2.750% due 09/26/2020		9,300	9,226

Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019		500	503

Total Hong Kong (Cost $18,605)			18,625

INDIA 2.0%

CORPORATE BONDS & NOTES 1.9%

ICICI Bank Ltd.
4.800% due 05/22/2019		$3,500	3,513

Oil India Ltd.
3.875% due 04/17/2019		10,100	10,110

State Bank of India
3.622% due 04/17/2019		9,800	9,801
3.745% (US0003M + 0.950%) due 04/06/2020 ~		28,530	28,567
4.000% due 01/24/2022		3,800	3,858

			55,849

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
2.750% due 04/01/2020		$3,100	$3,089
3.875% due 10/02/2019		1,200	1,205

			4,294

Total India (Cost $60,033)			60,143

INDONESIA 1.3%

CORPORATE BONDS & NOTES 1.2%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$4,400	4,582

Pertamina Persero PT
5.250% due 05/23/2021		28,400	29,553

Perusahaan Listrik Negara PT
5.500% due 11/22/2021		1,100	1,159

			35,294

SOVEREIGN ISSUES 0.1%

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		2,000	2,004

Total Indonesia (Cost $36,713)			37,298

IRELAND 1.6%

CORPORATE BONDS & NOTES 1.6%

ABH Financial Ltd. Via Alfa Holding Issuance PLC
2.626% due 04/28/2020	EUR	8,400	9,535

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$2,150	2,207
4.500% due 05/15/2021		300	307
4.625% due 10/30/2020		500	512
5.000% due 10/01/2021		200	208

GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~	EUR	100	111
0.072% (EUR003M + 0.380%) due 01/21/2020 ~		200	224
0.800% due 01/21/2022		1,200	1,359
2.250% due 07/20/2020		500	577
4.350% due 11/03/2021		400	494

Russian Railways via RZD Capital PLC
3.450% due 10/06/2020		$1,700	1,697
8.300% due 04/02/2019	RUB	1,920,900	29,275

Total Ireland (Cost $48,611)			46,506

ISRAEL 0.3%

CORPORATE BONDS & NOTES 0.3%

Delek & Avner Tamar Bond Ltd.
5.082% due 12/30/2023		$9,280	9,471

Total Israel (Cost $9,540)			9,471

JAPAN 0.4%

CORPORATE BONDS & NOTES 0.4%

Central Nippon Expressway Co. Ltd.
3.278% (US0003M + 0.540%) due 08/04/2020 ~		$12,800	12,815

Total Japan (Cost $12,819)			12,815

KAZAKHSTAN 0.3%

CORPORATE BONDS & NOTES 0.3%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,125,750	7,852

Total Kazakhstan (Cost $9,482)			7,852

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LITHUANIA 0.0%

SOVEREIGN ISSUES 0.0%

Lithuania Government International Bond
7.375% due 02/11/2020		$500	$520

Total Lithuania (Cost $520)			520

LUXEMBOURG 3.2%

CORPORATE BONDS & NOTES 3.2%

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)		$1,458	546

Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		1,600	1,610
5.338% due 09/25/2020	GBP	11,600	15,829
5.999% due 01/23/2021		$4,580	4,762
9.250% due 04/23/2019		24,225	24,321

Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		40,500	40,714
5.717% due 06/16/2021		5,000	5,142

Total Luxembourg (Cost $93,315)			92,924

MALAYSIA 1.2%

CORPORATE BONDS & NOTES 0.5%

Petronas Capital Ltd.
5.250% due 08/12/2019		$15,900	16,059

SOVEREIGN ISSUES 0.7%

Malaysia Government International Bond
4.921% due 07/06/2048	MYR	32,567	8,449
5.734% due 07/30/2019		43,400	10,714

			19,163

Total Malaysia (Cost $35,254)			35,222

MEXICO 1.0%

CORPORATE BONDS & NOTES 1.0%

America Movil S.A.B. de C.V.
6.000% due 06/09/2019	MXN	232,400	11,897
6.450% due 12/05/2022		106,300	5,066

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(d)		$630	0

Petroleos Mexicanos
8.000% due 05/03/2019		10,607	10,665

Total Mexico (Cost $36,868)			27,628

MONGOLIA 0.1%

SOVEREIGN ISSUES 0.1%

Mongolia Government International Bond
5.625% due 05/01/2023		$2,300	2,329

Total Mongolia (Cost $2,300)			2,329

NETHERLANDS 0.1%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	350	393

CORPORATE BONDS & NOTES 0.1%

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$400	390

NXP BV
3.875% due 09/01/2022		600	610

Syngenta Finance NV
3.698% due 04/24/2020		1,200	1,205

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	61

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Waha Aerospace BV
3.925% due 07/28/2020		$78	$78

			2,283

Total Netherlands (Cost $2,666)			2,676

PERU 0.8%

CORPORATE BONDS & NOTES 0.7%

Banco de Credito del Peru
4.850% due 10/30/2020	PEN	72,000	21,702

SOVEREIGN ISSUES 0.1%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		9,600	3,129

Total Peru (Cost $25,168)			24,831

QATAR 2.5%

CORPORATE BONDS & NOTES 1.2%

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		$5,721	5,794
6.750% due 09/30/2019		27,291	27,818

			33,612

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

Qatar National Bank SAQ
3.583% (LIBOR03M + 0.900%) due 12/22/2020 «~		10,000	9,938

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~		25,800	25,606

			35,544

SOVEREIGN ISSUES 0.1%

Qatar Government International Bond
4.500% due 01/20/2022		1,900	1,977
5.250% due 01/20/2020		1,200	1,222

			3,199

Total Qatar (Cost $72,281)			72,355

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
7.600% due 04/14/2021	RUB	3,500	53

Total Russia (Cost $114)			53

SERBIA 0.3%

SOVEREIGN ISSUES 0.3%

Serbia Government International Bond
4.875% due 02/25/2020		$7,500	7,590

Total Serbia (Cost $7,575)			7,590

SINGAPORE 0.9%

CORPORATE BONDS & NOTES 0.9%

BOC Aviation Ltd.
3.875% due 05/09/2019		$1,400	1,401

DBS Group Holdings Ltd.
3.085% (US0003M + 0.490%) due 06/08/2020 ~		24,550	24,592

Total Singapore (Cost $25,952)			25,993

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 0.3%

CORPORATE BONDS & NOTES 0.3%

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$7,460	$7,587

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,070	2,045

Total South Africa (Cost $9,620)			9,632

SOUTH KOREA 0.4%

CORPORATE BONDS & NOTES 0.3%

Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019		$9,800	9,800

SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	600	435

Korea Hydro & Nuclear Power Co. Ltd.
4.750% due 07/13/2021		$1,100	1,144

Korea National Oil Corp.
3.209% (US0003M + 0.600%) due 03/27/2020 ~		600	601

			2,180

Total South Korea (Cost $12,025)			11,980

SRI LANKA 1.1%

CORPORATE BONDS & NOTES 0.1%

National Savings Bank
5.150% due 09/10/2019		$3,600	3,608

SOVEREIGN ISSUES 1.0%

Sri Lanka Government International Bond
5.125% due 04/11/2019		27,687	27,645

Total Sri Lanka (Cost $31,315)			31,253

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

International Finance Corp.
7.800% due 06/03/2019	INR	196,200	2,840

Total Supranational (Cost $2,852)			2,840

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%

Castellum AB
2.125% due 11/20/2023	EUR	4,600	5,329

Total Sweden (Cost $5,361)			5,329

TANZANIA 0.2%

SOVEREIGN ISSUES 0.2%

Tanzania Government International Bond
8.688% (US0006M + 6.000%) due 03/09/2020 ~		$5,467	5,579

Total Tanzania (Cost $5,533)			5,579

THAILAND 0.3%

CORPORATE BONDS & NOTES 0.3%

Siam Commercial Bank PCL
3.500% due 04/07/2019		$9,800	9,800

Total Thailand (Cost $9,800)			9,800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TUNISIA 0.0%

SOVEREIGN ISSUES 0.0%

Banque Centrale de Tunisie International Bond
4.500% due 06/22/2020	EUR	100	$112

Total Tunisia (Cost $112)			112

TURKEY 2.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Akbank T.A.S.
1.900% (EUR003M + 1.900%) due 10/06/2019 ~	EUR	6,800	7,604

SOVEREIGN ISSUES 1.8%

Export-Credit Bank of Turkey
5.875% due 04/24/2019		$35,400	35,364

Turkey Government International Bond
7.500% due 11/07/2019		15,268	15,369

			50,733

Total Turkey (Cost $58,647)			58,337

UKRAINE 0.6%

SOVEREIGN ISSUES 0.6%

Ukraine Government International Bond
7.750% due 09/01/2019		$6,900	6,936
7.750% due 09/01/2020		4,000	3,998
7.750% due 09/01/2022		6,500	6,449

Total Ukraine (Cost $17,724)			17,383

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%

Dolphin Energy Ltd. LLC
5.888% due 06/15/2019		$1,724	1,735

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		8,900	8,827

Total United Arab Emirates (Cost $10,612)			10,562

UNITED KINGDOM 2.4%

CORPORATE BONDS & NOTES 0.2%

Ukreximbank Via Biz Finance PLC
16.500% due 03/02/2021	UAH	183,400	6,203

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	27,200	35,436

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)		0	1,265
1.639% due 12/21/2049 •		16,332	21,125
2.339% due 12/21/2049 •		1,701	2,192
2.839% due 12/21/2049 •		850	1,107
3.339% due 12/21/2049 •		486	635
3.839% due 12/21/2049 •		486	622

			62,382

Total United Kingdom (Cost $70,771)			68,585

UNITED STATES 10.2%

ASSET-BACKED SECURITIES 1.6%

Accredited Mortgage Loan Trust
3.521% due 04/25/2035 •		$525	530

ACE Securities Corp. Home Equity Loan Trust
2.636% due 07/25/2036 •		2,228	1,084

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AFC Home Equity Loan Trust
3.266% due 02/25/2029 •	$131	$125

Argent Mortgage Loan Trust
2.966% due 05/25/2035 •	451	430

Asset-Backed Securities Corp. Home Equity Loan Trust
2.656% due 03/25/2036 •	542	541

Bear Stearns Asset-Backed Securities Trust
3.536% due 08/25/2037 •	1,611	1,421
4.332% due 07/25/2036 ~	90	90

Citigroup Mortgage Loan Trust
2.546% due 07/25/2045 •	113	86

Countrywide Asset-Backed Certificates Trust
2.636% due 03/25/2047 ^•	366	359
3.236% due 11/25/2035 •	4,490	4,484

Credit-Based Asset Servicing & Securitization LLC
2.606% due 07/25/2037 •	37	25

Educational Funding Co. LLC
3.021% due 10/25/2029 •	490	489

Fremont Home Loan Trust
2.726% due 08/25/2036 •	2,856	1,290

GE-WMC Mortgage Securities Trust
2.526% due 08/25/2036 •	31	20

GSAA Trust
2.786% (US0001M + 0.300%) due 05/25/2047 ~	235	190

GSAMP Trust
2.556% due 12/25/2036 •	108	62

HSI Asset Loan Obligation Trust
2.546% due 12/25/2036 •	42	19

HSI Asset Securitization Corp. Trust
2.626% due 01/25/2037 •	1,484	1,179

JPMorgan Mortgage Acquisition Corp.
2.826% due 02/25/2036 ^•	800	784
3.136% due 12/25/2035 •	8,091	7,583

JPMorgan Mortgage Acquisition Trust
2.596% due 08/25/2036 •	1,740	1,274

Lehman XS Trust
5.332% due 01/25/2036 ^Ø	3,182	3,123

MASTR Asset-Backed Securities Trust
2.536% due 01/25/2037 •	200	77
2.706% due 11/25/2036 •	1,463	1,016

Morgan Stanley ABS Capital, Inc. Trust
3.251% due 01/25/2035 •	185	180

Morgan Stanley Mortgage Loan Trust
2.716% due 02/25/2037 •	260	125
5.988% due 11/25/2036 ^Ø	1,277	551

New Century Home Equity Loan Trust
2.666% due 05/25/2036 •	309	291

Option One Mortgage Loan Trust
2.706% due 04/25/2037 •	375	287
2.706% due 05/25/2037 •	652	450

RAAC Trust
2.836% due 02/25/2046 •	10,177	9,905

Residential Asset Securities Corp. Trust
3.126% due 08/25/2035 •	318	313

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^	284	96
2.566% due 11/25/2036 ^•	169	65
2.776% due 12/25/2035 •	1,118	1,097

Soundview Home Loan Trust
2.636% due 03/25/2037 •	989	964
2.666% due 02/25/2037 •	1,672	638
2.836% due 03/25/2036 •	1,800	1,752
3.386% due 10/25/2037 •	619	513

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø	632	631

Wells Fargo Home Equity Asset-Backed Securities Trust
2.806% due 03/25/2037 •	1,500	1,242

		45,381

CORPORATE BONDS & NOTES 7.3%

Afren PLC
15.000% due 04/25/2049 ^«(d)(i)	13,145	1,638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ally Financial, Inc.
4.125% due 03/30/2020		$300	$303
7.500% due 09/15/2020		300	319
8.000% due 03/15/2020		100	105

AT&T, Inc.
3.437% (US0003M + 0.650%) due 01/15/2020 ~		700	702

Aviation Capital Group LLC
3.875% due 05/01/2023		200	201

Bank of America Corp.
0.000% due 10/21/2025 ~	MXN	30,000	1,839

BAT Capital Corp.
3.283% due 08/14/2020 •		$4,200	4,192
3.564% (US0003M + 0.880%) due 08/15/2022 ~		100	100

Broadcom Corp.
3.000% due 01/15/2022		500	498

Caterpillar Financial Services Corp.
2.905% (US0003M + 0.290%) due 09/04/2020 ~		24,600	24,628

Charter Communications Operating LLC
3.579% due 07/23/2020		100	101

Comcast Corp.
3.032% (US0003M + 0.440%) due 10/01/2021 ~		200	200

Conagra Brands, Inc.
3.800% due 10/22/2021		400	408

Continental Resources, Inc.
5.000% due 09/15/2022		100	101

CVS Health Corp.
3.231% (US0003M + 0.630%) due 03/09/2020 ~		12,100	12,131

D.R. Horton, Inc.
2.550% due 12/01/2020		100	99
4.375% due 09/15/2022		300	308

Dell International LLC
4.420% due 06/15/2021		300	308

Delta Air Lines, Inc.
3.400% due 04/19/2021		3,200	3,215

DISH DBS Corp.
7.875% due 09/01/2019		100	102

Dominion Energy, Inc.
3.176% (US0003M + 0.550%) due 06/01/2019 ~		5,000	5,003

Duke Energy Corp.
3.050% due 08/15/2022		600	605

Duke Energy Progress LLC
2.775% (US0003M + 0.180%) due 09/08/2020 ~		16,600	16,592

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~		6,977	6,977

EMC Corp.
2.650% due 06/01/2020		300	298

Energy Transfer Operating LP
4.650% due 06/01/2021		200	206
5.200% due 02/01/2022		100	105

Energy Transfer Partners LP
5.875% due 03/01/2022		100	107

EQT Corp.
2.500% due 10/01/2020		100	99

Ford Motor Credit Co. LLC
3.605% (US0003M + 0.810%) due 04/05/2021 ~		200	195
3.797% (US0003M + 1.000%) due 01/09/2020 ~		7,260	7,260
3.818% (US0003M + 1.080%) due 08/03/2022 ~		400	383
5.345% (US0003M + 2.550%) due 01/07/2021 ~		3,400	3,433

General Electric Co.
0.000% due 05/28/2020 •	EUR	100	112
0.375% due 05/17/2022		400	444
5.550% due 05/04/2020		$200	205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
3.274% (US0003M + 0.540%) due 11/06/2020 ~	$100	$99
3.647% (US0003M + 0.850%) due 04/09/2021 ~	2,900	2,879
3.785% (US0003M + 0.990%) due 01/05/2023 ~	100	97
4.347% (US0003M + 1.550%) due 01/14/2022 ~	100	100

Goldman Sachs Group, Inc.
3.875% (US0003M + 1.110%) due 04/26/2022 ~	700	704

HCA, Inc.
5.875% due 03/15/2022	200	215
6.500% due 02/15/2020	6,600	6,794

International Lease Finance Corp.
4.625% due 04/15/2021	200	205
6.250% due 05/15/2019	1,300	1,305
8.250% due 12/15/2020	600	649

JPMorgan Chase Bank N.A.
3.105% (US0003M + 0.340%) due 04/26/2021 ~	19,400	19,397

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	300	303

Kraft Heinz Foods Co.
2.800% due 07/02/2020	100	100
3.500% due 07/15/2022	100	101

Marriott International, Inc.
3.226% (US0003M + 0.600%) due 12/01/2020 ~	7,800	7,813

Marsh & McLennan Cos., Inc.
3.801% (US0003M + 1.200%) due 12/29/2021 ~	700	702

Morgan Stanley
3.691% (US0003M + 0.930%) due 07/22/2022 ~	100	101
3.941% (US0003M + 1.180%) due 01/20/2022 ~	400	404

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	44,600	44,615

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	100	98
2.550% due 03/08/2021	100	98
2.650% due 07/13/2022	100	98

Penske Truck Leasing Co. LP
3.650% due 07/29/2021	300	304
4.250% due 01/17/2023	200	207

QVC, Inc.
3.125% due 04/01/2019	800	800

Rio Oil Finance Trust
9.250% due 07/06/2024	4,381	4,786
9.750% due 01/06/2027	1,257	1,407

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	200	208

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	9,200	9,118

Southern Co.
2.350% due 07/01/2021	200	198
2.750% due 06/15/2020	100	100
3.292% (US0003M + 0.700%) due 09/30/2020 ~	900	901

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~	7,300	7,302

Sprint Capital Corp.
6.900% due 05/01/2019	500	503

Sprint Communications, Inc.
7.000% due 08/15/2020	100	104

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	100	104

Tyson Foods, Inc.
3.079% (US0003M + 0.450%) due 05/30/2019 ~	1,700	1,700

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	63

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Group of America Finance LLC
3.638% (US0003M + 0.940%) due 11/12/2021 ~	$200	$200

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~	3,800	3,797

Wells Fargo & Co.
2.625% due 07/22/2022	100	99

		212,237

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ	3,900	3,909

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.2%

American Home Mortgage Investment Trust
2.886% due 03/25/2046 •	2,748	2,645

Banc of America Mortgage Trust
4.487% due 07/25/2034 ~	94	97

BCAP LLC Trust
3.360% due 05/26/2037 ~	5,467	4,802

Chase Mortgage Finance Trust
5.500% due 11/25/2035	462	444

CitiMortgage Alternative Loan Trust
3.136% due 10/25/2036 •	1,708	1,402

Countrywide Alternative Loan Trust
2.646% due 09/25/2047 •	1,247	1,210
2.766% due 12/25/2035 •	55	53
2.836% due 05/25/2036 ^•	1,860	1,166
4.180% due 10/25/2035 ^~	33	29
6.000% due 07/25/2037	1,216	881

Countrywide Home Loan Mortgage Pass-Through Trust
2.756% due 04/25/2046 •	463	213
3.867% due 02/20/2036 ^~	86	74
4.329% due 04/20/2035 ~	271	272
6.000% due 07/25/2036	1,200	1,005

Credit Suisse First Boston Mortgage Securities Corp.
4.016% due 06/25/2033 ~	327	328

Downey Savings & Loan Association Mortgage Loan Trust
2.672% due 10/19/2036 •	783	691

GSMPS Mortgage Loan Trust
2.836% due 01/25/2036 •	257	227

HarborView Mortgage Loan Trust
4.397% due 10/19/2035 •	401	313

IndyMac Mortgage Loan Trust
2.666% due 02/25/2037 •	687	626
3.126% due 07/25/2045 •	327	317

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	635	603

Merrill Lynch Mortgage Investors Trust
4.671% due 11/25/2035 •	1,326	1,351

Mortgage Equity Conversion Asset Trust
2.980% due 05/25/2042 «•	1,504	1,401

New York Mortgage Trust
3.026% due 04/25/2035 •	4,127	3,994

Structured Adjustable Rate Mortgage Loan Trust
4.393% due 07/25/2034 ~	835	833

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
2.786% due 02/25/2037 •		$2,192	$2,091
2.882% due 04/19/2035 •		950	929

Structured Asset Securities Corp. Mortgage Loan Trust
6.000% due 10/25/2036		346	344

SunTrust Adjustable Rate Mortgage Loan Trust
4.296% due 10/25/2037 ^~		2,151	2,035

Thornburg Mortgage Securities Trust
4.044% due 06/25/2047 ^•		762	705

WaMu Mortgage Pass-Through Certificates Trust
2.856% due 05/25/2034 •		292	266
3.772% due 02/25/2037 ^~		785	771
4.090% due 03/25/2037 ~		150	150

Wells Fargo Mortgage-Backed Securities Trust
4.727% due 10/25/2036 ~		1,362	1,349

			33,617

U.S. GOVERNMENT AGENCIES 0.0%

Fannie Mae
3.532% due 06/01/2043 - 07/01/2044 •		164	164
4.117% due 11/01/2035 •		17	18
4.413% due 09/01/2035 •		53	56
4.455% due 09/01/2035 •		7	8
4.528% due 10/01/2035 •		12	13
4.787% due 11/01/2035 •		34	36

Freddie Mac
2.770% due 09/25/2031 •		95	94
4.422% due 08/01/2035 •		5	5
5.000% due 10/01/2033 - 12/01/2041		688	740

			1,134

Total United States (Cost $306,272)			296,278

VIRGIN ISLANDS (BRITISH) 0.7%

CORPORATE BONDS & NOTES 0.7%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020		$9,125	9,250

IFC Development Corporate Treasury Ltd.
2.375% due 05/21/2019		9,800	9,794

Total Virgin Islands (British) (Cost $19,016)			19,044

SHORT-TERM INSTRUMENTS 10.3%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$11,200	11,220

REPURCHASE AGREEMENTS (j) 0.2%
			4,969

SHORT-TERM NOTES 0.5%

Pagares Portador Banco Central
2.971% due 04/17/2019	CLP	10,130,000	14,866

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
48.588% due 06/28/2019 (e)(f)	ARS	135,211	$3,426

EGYPT TREASURY BILLS 1.8%
18.469% due 04/09/2019 - 01/07/2020 (e)(f)	EGP	1,001,450	52,664

MALAYSIA TREASURY BILLS 0.3%
3.269% due 06/19/2019 (e)(f)	MYR	41,300	10,044

MEXICO TREASURY BILLS 3.8%
8.202% due 05/23/2019 (f)(g)	MXN	2,190,400	111,513

NIGERIA TREASURY BILLS 2.0%
16.485% due 01/30/2020 - 02/27/2020 (e)	NGN	23,517,166	57,663

U.S. TREASURY BILLS 1.2%
2.429% due 04/11/2019 - 06/20/2019 (e)(f)(m)(o)		$33,525	33,454

Total Short-Term Instruments (Cost $298,684)			299,819

Total Investments in Securities (Cost $2,386,572)			2,285,738

		SHARES
INVESTMENTS IN AFFILIATES 21.9%

SHORT-TERM INSTRUMENTS 21.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.9%

PIMCO Short Asset Portfolio		29,223,920	290,749

PIMCO Short-Term Floating NAV Portfolio III		34,944,745	345,568

Total Short-Term Instruments (Cost $637,503)			636,317

Total Investments in Affiliates (Cost $637,503)			636,317

Total Investments 100.7% (Cost $3,024,075)			$2,922,055

Financial Derivative Instruments (l)(n) (0.0)% (Cost or Premiums, net $(4,923))			(991)

Other Assets and Liabilities, net (0.7)%			(19,697)

Net Assets 100.0%			$2,901,367

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2049	04/30/2015	$ 12,993	$1,638	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$4,969	U.S. Treasury Notes 1.125% due 06/30/2021	$(5,072)	$4,969	$4,970

Total Repurchase Agreements						$(5,072)	$4,969	$4,970

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
MEI	1.500%	01/28/2019	TBD	(3)	$(3,091)	$(3,099)

Total Reverse Repurchase Agreements						$(3,099)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (0.5)%
U.S. Government Agencies (0.5)%
Freddie Mac, TBA	5.000%	04/01/2049	$13,000	$(13,667)	$(13,767)
Freddie Mac, TBA	6.000	04/01/2049	2,000	(2,163)	(2,164)

Total Short Sales (0.5)%				$(15,830)	$(15,931)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$4,970	$0	$0	$4,970	$(5,072)	$(102)
MEI	0	(3,099)	0	(3,099)	3,005	(94)

Total Borrowings and Other Financing Transactions	$4,970	$(3,099)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	65

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(3,099)	$(3,099)

Total Borrowings	$0	$0	$0	$(3,099)	$(3,099)

Payable for reverse repurchase agreements					$(3,099)

(k)	Securities with an aggregate market value of $3,005 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(4,530) at a weighted average interest rate of 1.236%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	163	$20,248	$260	$0	$(46)

Total Futures Contracts				$260	$0	$(46)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	12/20/2019	0.590%	EUR	3,100	$(24)	$36	$12	$1	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.274	$	600	(17)	25	8	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920		100	(5)	5	0	0	0

							$(46)	$66	$20	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	6.350%	Maturity	01/02/2020	BRL	182,000	$0	$(54)	$(54)	$0	$(9)
Receive	1-Year BRL-CDI	6.360	Maturity	01/02/2020		105,000	20	9	29	5	0
Receive	1-Year BRL-CDI	6.900	Maturity	01/02/2020		209,600	(142)	(84)	(226)	10	0
Receive	1-Year BRL-CDI	6.845	Maturity	01/04/2021		85,000	0	82	82	6	0
Receive	1-Year BRL-CDI	8.910	Maturity	01/04/2027		17,000	0	(20)	(20)	0	(6)
Receive	1-Year BRL-CDI	9.600	Maturity	01/04/2027		120,300	2	(1,412)	(1,410)	0	(7)
Receive	1-Year BRL-CDI	12.070	Maturity	01/04/2027		24,500	(112)	(683)	(795)	11	0
Pay(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2022	$	3,400	81	(10)	71	0	(5)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		177,870	(2,936)	3,606	670	0	(332)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,800	665	(595)	70	32	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		1,200	103	(83)	20	3	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		2,100	290	(146)	144	6	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		37,910	1,365	(2,699)	(1,334)	115	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028	ZAR	22,100	0	(19)	(19)	6	0
Pay(5)	6-Month EUR-EURIBOR	1.000	Annual	03/08/2029	EUR	9,300	(60)	99	39	0	(20)
Receive	28-Day MXN-TIIE	8.335	Lunar	03/06/2020	MXN	1,526,000	(16)	39	23	82	0
Receive	28-Day MXN-TIIE	6.240	Lunar	02/01/2021		484,200	1,039	(205)	834	61	0

							$299	$(2,175)	$(1,876)	$337	$(379)

Total Swap Agreements							$253	$(2,109)	$(1,856)	$338	$(379)

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$338	$338	$0	$(46)	$(379)	$(425)

(m)

Securities with an aggregate market value of $1,959 and cash of $8,308 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019		$225,008	SGD	304,003	$0	$(365)

BOA	04/2019	CLP	3,247,708		$4,825	52	0
	04/2019	THB	205,174		6,452	0	(18)
	04/2019		$1,000	ARS	41,105	0	(77)
	04/2019		28,209	DKK	186,177	0	(235)
	04/2019		1,104	MXN	21,086	0	(20)
	04/2019		800	PEN	2,643	0	(4)
	04/2019		195,469	PLN	732,437	0	(4,621)
	04/2019		73,551	RUB	4,871,302	530	0
	05/2019	NOK	8,725		$1,006	0	(7)
	05/2019		$1,860	AUD	2,637	14	0
	05/2019		78,663	ZAR	1,063,040	0	(5,313)
	05/2019	ZAR	344,410		$23,906	141	0
	06/2019		$48,996	ILS	176,583	0	(142)
	06/2019		11,632	MXN	226,622	0	(114)
	06/2019		51,956	PHP	2,711,387	0	(852)
	07/2019	DKK	186,177		$28,440	238	0
	10/2019		18,000		2,806	57	0
	01/2020	NGN	1,027,552		2,608	0	(89)
	03/2020	RON	35,545	EUR	7,167	7	0

BPS	04/2019	ARS	361,999		$8,679	341	(10)
	04/2019	BRL	15,724		4,056	40	0
	04/2019	PLN	85,674		22,816	492	0
	04/2019	TRY	40,127		6,954	0	(94)
	04/2019		$21,141	ARS	905,870	0	(625)
	04/2019		4,035	BRL	15,724	0	(19)
	04/2019		2	CNH	14	0	0
	04/2019		523	MXN	10,273	5	0
	04/2019		8,157	PLN	31,259	0	(12)
	04/2019		1,897	TRY	10,500	0	(53)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	67

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2019	MXN	172,608		$8,837	$6	$0
	05/2019	TRY	2,957		501	0	(6)
	05/2019		$3,359	ARS	149,273	13	(121)
	05/2019		900	BRL	3,533	0	0
	05/2019		5,535	CZK	127,152	0	(2)
	05/2019		1,300	INR	91,832	17	0
	05/2019		49,613	TRY	277,020	0	(2,120)
	05/2019		976	ZAR	13,586	0	(39)
	06/2019	THB	95,506		$3,010	0	(6)
	06/2019		$1,422	COP	4,451,407	0	(31)
	06/2019		74,623	HUF	20,671,944	1	(2,047)
	06/2019		220,370	INR	15,906,329	6,439	0
	06/2019		6,607	MXN	129,839	0	(7)
	06/2019		130,235	THB	4,069,829	0	(1,732)
	08/2019		2,100	ARS	94,332	0	(272)
	08/2019		69,081	MXN	1,355,407	0	(705)
	12/2019	TRY	198,704		$30,933	1,072	0
	02/2020	ARS	475,032		8,123	678	0
	03/2020	RON	30,986	EUR	6,240	0	(2)
	08/2020	TRY	32,904		$3,493	0	(934)

BRC	04/2019	JPY	19,264,600		174,264	443	0
	04/2019	MXN	1,434,375		75,410	1,667	0
	05/2019		$7,940	CLP	5,231,037	0	(253)
	05/2019		75,059	MXN	1,434,375	0	(1,671)
	05/2019		30,128	ZAR	407,404	0	(2,017)
	05/2019	ZAR	115,247		$7,973	21	0
	06/2019	HUF	2,112,970		7,599	181	0
	06/2019		$2,625	THB	83,002	0	(4)
	06/2019		11,870	TWD	363,281	0	(63)
	10/2019	DKK	26,800	EUR	3,596	2	0

BSS	04/2019	BRL	94,677		$24,297	116	0
	04/2019	CLP	10,127,054		15,079	197	0
	04/2019		$24,900	BRL	94,677	0	(719)
	07/2019	BRL	596,000		$161,838	10,632	0
	08/2019	ARS	1,095,314		22,734	1,331	0
	01/2020	BRL	178,503		46,000	1,431	0
	01/2021		$21,000	BRL	84,357	0	(758)

CBK	04/2019	CLP	3,593,275		$5,338	58	0
	04/2019	EUR	1,601		1,811	15	0
	04/2019	GBP	34,380		45,295	517	0
	04/2019	JPY	185,400		1,681	8	0
	04/2019	MXN	99,099		5,089	8	(14)
	04/2019	PLN	8,883		2,389	74	0
	04/2019	RON	156,012		36,992	365	0
	04/2019		$1,100	ARS	48,015	0	(3)
	04/2019		2,814	EUR	2,471	0	(42)
	04/2019		2,146	GBP	1,627	0	(27)
	04/2019		84,672	MXN	1,634,351	0	(648)
	04/2019		2,878	PEN	9,619	19	0
	05/2019		38,064	CLP	25,000,000	0	(1,325)
	05/2019		1,685	JPY	185,400	0	(7)
	06/2019	COP	3,128,791		$1,006	28	0
	06/2019	MXN	20,177		1,027	1	0
	06/2019	SGD	8,136		6,020	8	0
	06/2019		$1,000	COP	3,151,210	0	(15)
	06/2019		25,351	MXN	493,651	0	(260)
	12/2019	TRY	58,952		$9,194	335	0
	02/2020	ARS	199,305		3,600	458	0
	03/2020	RON	31,209	EUR	6,286	0	(1)

DUB	04/2019	ARS	395,229		$9,470	356	0
	04/2019	BRL	53,713		14,246	527	0
	04/2019		$12,121	ARS	522,936	0	(102)
	04/2019		13,810	BRL	53,713	0	(91)
	05/2019		900	RUB	59,310	0	(1)
	08/2019	ARS	94,269		$2,100	273	0
	08/2020	TRY	31,153		3,235	0	(955)

FBF	04/2019	ARS	183,252		4,229	3	0
	04/2019		$4,616	ARS	183,252	0	(390)
	12/2019	TRY	88,212		$13,738	482	0
	08/2020		26,913		2,857	0	(764)

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2019	ARS	723,771		$16,687	$10	$(14)
	04/2019	BRL	662,506		170,363	1,284	(128)
	04/2019	CAD	637		485	9	0
	04/2019	CHF	1,965		1,973	0	0
	04/2019	EUR	8,946		10,090	54	0
	04/2019	IDR	216,521,713		15,065	0	(101)
	04/2019	RUB	552,621		8,353	0	(51)
	04/2019	TRY	5,137		886	0	(17)
	04/2019		$17,571	ARS	723,771	0	(880)
	04/2019		170,021	BRL	662,506	0	(814)
	04/2019		321,996	CNY	2,245,214	12,203	0
	04/2019		16,235	EGP	298,622	923	0
	04/2019		11,068	EUR	9,774	0	(104)
	04/2019		15,248	IDR	216,521,712	0	(82)
	05/2019	MXN	18,984		$986	15	0
	05/2019		$3,939	ARS	179,055	20	(23)
	05/2019		139,653	BRL	542,986	8	(1,256)
	05/2019		25,670	CZK	586,333	0	(156)
	05/2019		6,333	RUB	424,108	88	0
	06/2019	IDR	216,521,713		$15,108	92	0
	06/2019		$12,432	HUF	3,437,440	0	(364)
	06/2019		305,557	KRW	342,529,788	0	(3,828)
	06/2019		126,905	MYR	516,121	0	(411)
	07/2019		6,001	ARS	282,334	0	(282)

HUS	04/2019	ARS	266,751		$6,269	118	0
	04/2019	BRL	499,075		128,076	610	0
	04/2019	CNH	219,353		31,429	0	(1,198)
	04/2019	CNY	2,048,143		304,117	0	(747)
	04/2019	MXN	132,236		6,781	0	(18)
	04/2019	PLN	21,166		5,655	140	0
	04/2019	RUB	555,431		8,448	1	0
	04/2019		$11,394	ARS	483,527	0	(344)
	04/2019		133,271	BRL	499,075	0	(5,805)
	04/2019		900	CNH	6,043	0	(1)
	04/2019		175,256	JPY	19,450,000	238	0
	04/2019		343	PEN	1,143	2	0
	04/2019		1,001	PLN	3,722	0	(32)
	04/2019		3,787	RON	16,111	0	(5)
	04/2019		57,584	RUB	3,836,266	757	0
	04/2019		779	TRY	4,338	0	(17)
	05/2019	ARS	87,950		$2,000	93	0
	05/2019	NZD	1,451		998	9	0
	05/2019	SEK	9,055		984	7	0
	05/2019	TRY	88,377		15,329	177	0
	05/2019		$3,515	ARS	155,089	6	(151)
	05/2019		27,282	CZK	620,587	0	(278)
	05/2019	ZAR	13,382		$990	67	0
	06/2019	CNH	6,044		899	0	0
	06/2019	IDR	7,179,500		500	2	0
	06/2019	SGD	6,706		4,958	3	0
	06/2019		$280,592	CNY	1,886,981	0	(32)
	06/2019		545	HUF	149,626	0	(20)
	06/2019		8,060	KRW	9,145,521	0	(4)
	07/2019	ARS	282,334		$5,823	104	0
	08/2019		94,395		2,100	271	0
	09/2019		$7,380	EGP	133,975	0	(20)
	01/2020	NGN	1,090,300		$2,762	0	(99)
	02/2020	ARS	64,350		1,100	85	0

IND	04/2019	CNY	37,382		5,448	0	(116)

JPM	04/2019	ARS	12,849		297	0	0
	04/2019	BRL	27,040		6,923	17	0
	04/2019	EUR	102,009		116,440	2,012	0
	04/2019		$300	ARS	12,849	0	(4)
	04/2019		7,227	BRL	27,040	0	(321)
	04/2019		1,978	CHF	1,965	0	(4)
	05/2019	CHF	1,965		$1,984	4	0
	05/2019	EUR	100,311		112,927	108	0
	05/2019		$1,000	INR	68,990	0	(10)
	05/2019		1,011	NOK	8,720	1	0
	05/2019		152,297	TRY	842,686	0	(7,826)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	69

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2019	CNY	32,648		$4,855	$1	$0
	06/2019	INR	197,929		2,852	24	0
	06/2019		$2,100	IDR	29,914,500	0	(25)
	07/2019	BRL	196,277		$51,520	1,725	0
	07/2019	HUF	1,829,162		6,646	212	0
	09/2019		$15,573	TRY	121,072	3,410	0
	01/2020	NGN	1,103,737		$2,784	0	(113)
	02/2020	ARS	78,852		1,510	267	0
	02/2020		$7,131	ARS	396,507	0	(924)

MSB	04/2019	BRL	302,350		$79,404	2,182	0
	04/2019		$80,162	BRL	302,350	0	(2,940)
	05/2019	ARS	289,504		$6,820	444	0
	05/2019	TRY	42,114		7,080	0	(140)
	06/2019		$1,451	IDR	20,981,895	4	0
	08/2019	MYR	43,400		$10,658	26	0
	01/2020	BRL	302,350		78,410	2,919	0
	03/2020	RON	31,259	EUR	6,292	0	(6)

MYI	04/2019	DKK	416,760		$64,247	1,627	0
	05/2019	AUD	4,775		3,386	0	(7)
	05/2019	ZAR	163,217		11,398	136	0

NGF	04/2019		$4,104	THB	129,810	0	(11)
	04/2019		13,563	TWD	416,113	0	(70)
	06/2019		900	INR	62,595	0	(7)

RBC	05/2019	ZAR	86,981		$5,990	0	(12)

RYL	06/2019	COP	3,488,191		1,100	10	0
	06/2019	HUF	149,079		533	9	0

SCX	04/2019	BRL	11,500		2,951	14	0
	04/2019	CNH	122,461		17,508	0	(707)
	04/2019	CNY	138,926		20,712	33	0
	04/2019		$3,047	BRL	11,500	0	(109)
	04/2019		43,361	GBP	32,753	0	(702)
	04/2019		5,327	TRY	30,427	16	0
	05/2019	GBP	32,753		$43,427	701	0
	05/2019	TRY	31,251		5,355	0	(3)
	05/2019		$3,399	ZAR	46,238	0	(208)
	06/2019	HKD	14,220		$1,819	3	0
	06/2019	KRW	18,356,919		16,341	171	0
	06/2019		$104,340	IDR	1,489,244,461	0	(1,060)
	06/2019		116,679	TWD	3,584,140	0	(192)

SOG	04/2019	BRL	3,478		$900	12	0
	04/2019		$892	BRL	3,478	0	(4)
	04/2019		43,104	RUB	2,865,722	477	0
	05/2019		146		9,686	1	0
	12/2019	TRY	26,329		$4,102	145	0

SSB	04/2019	BRL	4,036		1,068	37	0
	04/2019	CNY	20,763		3,000	0	(91)
	04/2019	MYR	34,790		8,571	46	0
	04/2019	PEN	2,644		800	4	0
	04/2019		$29,659	CNY	199,259	0	0
	06/2019	MYR	41,151		$10,096	10	0
	06/2019		$4,821	MYR	19,722	12	0

TOR	05/2019	MXN	2,190,400		$112,291	365	0
	05/2019		$1,107	AUD	1,542	0	(11)
	06/2019		800	KRW	899,016	0	(8)
	06/2019		76,036	MXN	1,483,264	0	(647)

UAG	04/2019	EUR	13,500		$17,000	1,838	0
	04/2019		$20,356	CNH	136,512	0	(51)
	06/2019		17,245	IDR	246,082,143	0	(179)
	06/2019		3,884	TWD	119,489	0	(1)

Total Forward Foreign Currency Contracts						$66,118	$(64,615)

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BPS	Call - OTC USD versus SGD	SGD	1.420	04/02/2019	83,200	$8	$0

HUS	Call - OTC USD versus SGD		1.425	04/09/2019	90,000	9	1
	Call - OTC USD versus TWD	TWD	32.500	04/02/2019	34,900	4	0

MYI	Put - OTC USD versus MXN	MXN	19.000	04/09/2019	15,000	203	15

Total Purchased Options						$224	$16

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000%	04/17/2019	6,700	$(7)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	28,500	(25)	(17)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	8,700	(8)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	7,700	(8)	(1)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	5,200	(9)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	3,800	(7)	0

						$(64)	$(19)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Put - OTC USD versus INR	INR	71.000	05/02/2019	5,000	$(33)	$(102)
	Call - OTC USD versus TRY	TRY	13.000	08/26/2020	16,100	(1,340)	(704)

DUB	Call - OTC USD versus TRY		13.000	08/27/2020	15,800	(1,401)	(694)

FBF	Call - OTC USD versus TRY		13.000	08/26/2020	16,100	(1,245)	(704)

MYI	Call - OTC EUR versus RON	RON	4.910	04/24/2019	26,100	(149)	(27)
	Put - OTC USD versus MXN	MXN	18.550	04/09/2019	30,000	(199)	(2)

						$(4,367)	$(2,233)

Total Written Options						$(4,431)	$(2,252)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2019	0.541%	$	2,600	$(5)	$9	$4	$0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184		1,300	(3)	6	3	0

BPS	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.661		4,500	0	12	12	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.338		4,800	13	12	25	0

BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184		4,400	19	(9)	10	0

CBK	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.338		6,700	25	9	34	0

DUB	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184		11,100	(27)	51	24	0
	Egypt Government International Bond	1.000	Quarterly	06/20/2020	2.037		4,900	(143)	84	0	(59)
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.338		3,800	15	5	20	0

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.698		8,500	(725)	358	0	(367)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.337		600	(3)	16	13	0

GST	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.120		7,000	19	74	93	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184		4,100	20	(11)	9	0

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.609		19,100	30	12	42	0

JPM	Nigeria Government International Bond	1.000	Quarterly	12/20/2019	2.382		13,200	(170)	43	0	(127)

UAG	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.337		7,900	(34)	200	166	0

								$(969)	$871	$455	$(553)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	71

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	3-Month COP-IBR Compounded-OIS	5.170%	Quarterly	01/25/2023	COP	1,597,400	$0	$6	$6	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	USD versus TRY 1-Year ATM Realized Volatility	17.700%	Maturity	02/18/2020	$8	$0	$(94)	$0	$(94)

GLM	Receive	USD versus JPY 1-Year ATM Realized Volatility	7.600	Maturity	03/04/2020	10	0	(5)	0	(5)

JPM	Pay	USD versus INR 1-Year ATM Realized Volatility	7.550	Maturity	05/09/2019	11	0	20	20	0

							$0	$(79)	$20	$(99)

Total Swap Agreements							$(969)	$798	$481	$(652)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$0	$0	$(365)	$0	$0	$(365)	$(365)	$268	$(97)
BOA	1,039	0	7	1,046	(11,492)	0	0	(11,492)	(10,446)	9,556	(890)
BPS	9,104	0	37	9,141	(8,837)	(823)	0	(9,660)	(519)	(274)	(793)
BRC	2,314	0	10	2,324	(4,008)	0	0	(4,008)	(1,684)	2,474	790
BSS	13,707	0	0	13,707	(1,477)	0	0	(1,477)	12,230	(14,214)	(1,984)
CBK	1,894	0	34	1,928	(2,342)	(2)	0	(2,344)	(416)	319	(97)
DUB	1,156	0	44	1,200	(1,149)	(694)	(153)	(1,996)	(796)	(260)	(1,056)
FBF	485	0	13	498	(1,154)	(704)	(367)	(2,225)	(1,727)	1,810	83
GLM	14,706	0	6	14,712	(8,511)	0	(5)	(8,516)	6,196	(6,610)	(414)
GST	0	0	102	102	0	0	0	0	102	(270)	(168)
HUS	2,690	1	42	2,733	(8,771)	0	0	(8,771)	(6,038)	6,579	541
IND	0	0	0	0	(116)	0	0	(116)	(116)	146	30
JPM	7,781	0	20	7,801	(9,227)	0	(127)	(9,354)	(1,553)	3,247	1,694
MSB	5,575	0	0	5,575	(3,086)	0	0	(3,086)	2,489	0	2,489
MYI	1,763	15	0	1,778	(7)	(29)	0	(36)	1,742	(4,650)	(2,908)
NGF	0	0	0	0	(88)	0	0	(88)	(88)	0	(88)
RBC	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
RYL	19	0	0	19	0	0	0	0	19	(60)	(41)
SCX	938	0	0	938	(2,981)	0	0	(2,981)	(2,043)	2,264	221
SOG	635	0	0	635	(4)	0	0	(4)	631	(1,103)	(472)
SSB	109	0	0	109	(91)	0	0	(91)	18	0	18
TOR	365	0	0	365	(666)	0	0	(666)	(301)	(4)	(305)
UAG	1,838	0	166	2,004	(231)	0	0	(231)	1,773	(1820)	(47)

Total Over the Counter	$66,118	$16	$481	$66,615	$(64,615)	$(2,252)	$(652)	$(67,519)

(o)

Securities with an aggregate market value of $27,273 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$337	$338

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$66,118	$0	$66,118
Purchased Options	0	0	0	16	0	16
Swap Agreements	0	455	0	20	6	481

	$0	$455	$0	$66,154	$6	$66,615

	$0	$456	$0	$66,154	$343	$66,953

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$46	$46
Swap Agreements	0	0	0	0	379	379

	$0	$0	$0	$0	$425	$425

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$64,615	$0	$64,615
Written Options	0	19	0	2,233	0	2,252
Swap Agreements	0	553	0	99	0	652

	$0	$572	$0	$66,947	$0	$67,519

	$0	$572	$0	$66,947	$425	$67,944

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$101	$101
Futures	0	0	0	0	788	788
Swap Agreements	0	13	0	0	(1,498)	(1,485)

	$0	$13	$0	$0	$(609)	$(596)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(172,405)	$0	$(172,405)
Purchased Options	0	0	0	(162)	0	(162)
Written Options	0	17	227	2,083	0	2,327
Swap Agreements	0	801	0	0	5	806

	$0	$818	$227	$(170,484)	$5	$(169,434)

	$0	$831	$227	$(170,484)	$(604)	$(170,030)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	73

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$416	$416
Swap Agreements	0	66	0	0	(1,514)	(1,448)

	$0	$66	$0	$0	$(1,098)	$(1,032)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,945	$0	$6,945
Purchased Options	0	0	0	(208)	0	(208)
Written Options	0	45	0	2,035	0	2,080
Swap Agreements	0	467	0	(79)	7	395

	$0	$512	$0	$8,693	$7	$9,212

	$0	$578	$0	$8,693	$(1,091)	$8,180

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$69,447	$0	$69,447
Australia
Corporate Bonds & Notes	0	9,722	0	9,722
Non-Agency Mortgage-Backed Securities	0	2,558	0	2,558
Bermuda
Corporate Bonds & Notes	0	10,310	0	10,310
Brazil
Corporate Bonds & Notes	0	61,249	0	61,249
Loan Participations and Assignments	0	0	22,536	22,536
Sovereign Issues	0	276,278	0	276,278
Canada
Corporate Bonds & Notes	0	53,303	0	53,303
Cayman Islands
Asset-Backed Securities	0	3,397	0	3,397
Corporate Bonds & Notes	0	42,566	0	42,566
Chile
Corporate Bonds & Notes	0	11,238	0	11,238
China
Corporate Bonds & Notes	0	72,324	0	72,324
Sovereign Issues	0	740	0	740
Colombia
Corporate Bonds & Notes	0	26,964	0	26,964
Sovereign Issues	0	5,893	0	5,893
Croatia
Sovereign Issues	0	25,027	0	25,027
Czech Republic
Sovereign Issues	0	109,201	0	109,201
Denmark
Corporate Bonds & Notes	0	68,665	0	68,665
Egypt
Sovereign Issues	0	3,547	0	3,547
France
Corporate Bonds & Notes	0	1,040	0	1,040
Germany
Corporate Bonds & Notes	0	52,396	0	52,396
Greece
Sovereign Issues	0	15,171	0	15,171
Guatemala
Sovereign Issues	0	10,802	0	10,802
Hong Kong
Corporate Bonds & Notes	0	18,625	0	18,625
India
Corporate Bonds & Notes	0	55,849	0	55,849
Sovereign Issues	0	4,294	0	4,294

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Indonesia
Corporate Bonds & Notes	$0	$35,294	$0	$35,294
Sovereign Issues	0	2,004	0	2,004
Ireland
Corporate Bonds & Notes	0	46,506	0	46,506
Israel
Corporate Bonds & Notes	0	9,471	0	9,471
Japan
Corporate Bonds & Notes	0	12,815	0	12,815
Kazakhstan
Corporate Bonds & Notes	0	7,852	0	7,852
Lithuania
Sovereign Issues	0	520	0	520
Luxembourg
Corporate Bonds & Notes	0	92,924	0	92,924
Malaysia
Corporate Bonds & Notes	0	16,059	0	16,059
Sovereign Issues	0	19,163	0	19,163
Mexico
Corporate Bonds & Notes	0	27,628	0	27,628
Mongolia
Sovereign Issues	0	2,329	0	2,329
Netherlands
Asset-Backed Securities	0	393	0	393
Corporate Bonds & Notes	0	2,283	0	2,283
Peru
Corporate Bonds & Notes	0	21,702	0	21,702
Sovereign Issues	0	3,129	0	3,129
Qatar
Corporate Bonds & Notes	0	33,612	0	33,612
Loan Participations and Assignments	0	0	35,544	35,544
Sovereign Issues	0	3,199	0	3,199
Russia
Sovereign Issues	0	53	0	53
Serbia
Sovereign Issues	0	7,590	0	7,590
Singapore
Corporate Bonds & Notes	0	25,993	0	25,993
South Africa
Corporate Bonds & Notes	0	9,632	0	9,632
South Korea
Corporate Bonds & Notes	0	9,800	0	9,800
Sovereign Issues	0	2,180	0	2,180
Sri Lanka
Corporate Bonds & Notes	0	3,608	0	3,608
Sovereign Issues	0	27,645	0	27,645

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Supranational
Corporate Bonds & Notes	$0	$2,840	$0	$2,840
Sweden
Corporate Bonds & Notes	0	5,329	0	5,329
Tanzania
Sovereign Issues	0	5,579	0	5,579
Thailand
Corporate Bonds & Notes	0	9,800	0	9,800
Tunisia
Sovereign Issues	0	112	0	112
Turkey
Loan Participations and Assignments	0	7,604	0	7,604
Sovereign Issues	0	50,733	0	50,733
Ukraine
Sovereign Issues	0	17,383	0	17,383
United Arab Emirates
Corporate Bonds & Notes	0	1,735	0	1,735
Sovereign Issues	0	8,827	0	8,827
United Kingdom
Corporate Bonds & Notes	0	6,203	0	6,203
Non-Agency Mortgage-Backed Securities	0	62,382	0	62,382
United States
Asset-Backed Securities	0	45,381	0	45,381
Corporate Bonds & Notes	0	210,599	1,638	212,237
Loan Participations and Assignments	0	3,909	0	3,909
Non-Agency Mortgage-Backed Securities	0	32,216	1,401	33,617
U.S. Government Agencies	0	1,134	0	1,134
Virgin Islands (British)
Corporate Bonds & Notes	0	19,044	0	19,044
Short-Term Instruments
Certificates of Deposit	0	11,220	0	11,220
Repurchase Agreements	0	4,969	0	4,969
Short-Term Notes	0	14,866	0	14,866
Argentina Treasury Bills	0	3,426	0	3,426
Egypt Treasury Bills	0	52,664	0	52,664

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Malaysia Treasury Bills	$0	$10,044	$0	$10,044
Mexico Treasury Bills	0	111,513	0	111,513
Nigeria Treasury Bills	0	57,663	0	57,663
U.S. Treasury Bills	0	33,454	0	33,454

	$0	$2,224,619	$61,119	$2,285,738

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$636,317	$0	$0	$636,317

Total Investments	$636,317	$2,224,619	$61,119	$2,922,055

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(15,931)	$0	$(15,931)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	338	0	338
Over the counter	0	66,615	0	66,615

	$0	$66,953	$0	$66,953

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(46)	(379)	0	(425)
Over the counter	0	(67,519)	0	(67,519)

	$(46)	$(67,898)	$0	$(67,944)

Total Financial Derivative Instruments	$(46)	$(945)	$0	$(991)

Totals	$636,271	$2,207,743	$61,119	$2,905,133

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$22,729	$0	$0	$0	$0	$(193)	$0	$0	$22,536	$(194)
Malaysia
Sovereign Issues	6,509	0	(6,299)	(9)	(128)	(73)	0	0	0	0
Netherlands
Loan Participations and Assignments	9,947	0	(10,000)	0	125	(72)	0	0	0	0
Qatar
Loan Participations and Assignments	0	35,541	0	8	0	(5)	0	0	35,544	(5)
United States
Corporate Bonds & Notes	0	0	0	0	0	0	1,638	0	1,638	(71)
Non-Agency Mortgage-Backed Securities	1,486	0	(137)	3	13	36	0	0	1,401	36
Short-Term Instruments
Certificates of Deposit	1,709	0	0	0	0	(71)	0	(1,638)	0	0
Short-Term Notes	18,654	0	(18,876)	7	372	(157)	0	0	0	0

Totals	$61,034	$35,541	$(35,312)	$9	$382	$(535)	$1,638	$(1,638)	$61,119	$(234)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	75

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$22,536	Proxy Pricing	Base Price	99.060
Qatar
Loan Participations and Assignments	35,544	Third Party Vendor	Broker Quote	99.250-99.375
United States
Corporate Bonds & Notes	1,638	Other Valuation Techniques(2)	—	—
Non-Agency Mortgage-Backed Securities	1,401	Third Party Vendor	Broker Quote	93.120

Total	$61,119

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$320

Total Short-Term Instruments (Cost $320)	320

Total Investments in Securities (Cost $320)	320

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.0%

UNITED STATES 99.4%

MUTUAL FUNDS (a) 99.4%

PIMCO Emerging Markets Bond Fund	10,733,676	$110,235

PIMCO Emerging Markets Corporate Bond Fund	8,304,283	87,195

PIMCO Emerging Markets Local Currency and Bond Fund	30,377,143	203,527

Total United States (Cost $418,203)		400,957

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%

PIMCO Short-Term Floating NAV Portfolio III	230,997	$2,284

Total Short-Term Instruments (Cost $2,283)		2,284

Total Investments in Affiliates (Cost $420,486)		403,241

Total Investments 100.1% (Cost $420,806)		$403,561

Other Assets and Liabilities, net (0.1)%		(309)

Net Assets 100.0%		$403,252

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$320	U.S. Treasury Notes 1.125% due 06/30/2021	$(328)	$320	$320

Total Repurchase Agreements						$(328)	$320	$320

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$320	$0	$0	$320	$(328)	$(8)

Total Borrowings and Other Financing Transactions	$320	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$320	$0	$320

	$0	$320	$0	$320

Investments in Affiliates, at Value
United States
Mutual Funds	400,957	0	0	400,957

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,284	$0	$0	$2,284

	$403,241	$0	$0	$403,241

Total Investments	$403,241	$320	$0	$403,561

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	77

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.0%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	400	$361
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,900	43
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		7,140	184

Total Argentina (Cost $945)			588

AUSTRALIA 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
3.332% due 12/16/2059 •		$465	465

Total Australia (Cost $465)			465

BRAZIL 1.0%

CORPORATE BONDS & NOTES 1.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (f)(i)		$653	6

Petrobras Global Finance BV
7.250% due 03/17/2044		1,000	1,047
7.375% due 01/17/2027		2,700	2,986

Total Brazil (Cost $3,790)			4,039

CANADA 2.3%

CORPORATE BONDS & NOTES 0.7%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$195	190

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		500	506

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		400	401

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	590

HSBC Bank Canada
3.300% due 11/28/2021		$1,000	1,016

			2,703

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Canadian Mortgage Pools
2.138% due 06/01/2020	CAD	986	738
2.338% due 08/01/2020		977	733

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		465	351

			1,822

SOVEREIGN ISSUES 1.2%

Canadian Government Real Return Bond
3.000% due 12/01/2036 (h)		2,335	2,526

Province of Alberta
2.350% due 06/01/2025		3,200	2,420

			4,946

Total Canada (Cost $9,769)			9,471

CAYMAN ISLANDS 3.7%

ASSET-BACKED SECURITIES 2.9%

Bowman Park CLO Ltd.
3.831% due 11/23/2025 •		$1,292	1,293

Cent CLO Ltd.
3.857% due 10/15/2026 •		1,200	1,195

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		$300	$298

Figueroa CLO Ltd.
3.687% due 01/15/2027 •		1,100	1,098

Jamestown CLO Ltd.
3.993% due 01/17/2027 •		2,306	2,305

Octagon Investment Partners Ltd.
3.887% due 04/15/2026 •		662	663

Palmer Square Loan Funding Ltd.
3.584% due 11/15/2026 •		1,075	1,072

Sound Point CLO Ltd.
3.651% due 01/20/2028 •		1,100	1,096

Telos CLO Ltd.
4.043% due 01/17/2027 •		2,400	2,399

Venture CLO Ltd.
3.667% due 04/15/2027		200	198

WhiteHorse Ltd.
3.703% due 04/17/2027 •		300	299

			11,916

CORPORATE BONDS & NOTES 0.8%

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,132	1,084

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (c)		4,417	1,125

Sands China Ltd.
4.600% due 08/08/2023		200	207
5.125% due 08/08/2025		200	209
5.400% due 08/08/2028		300	315

Tencent Holdings Ltd.
3.595% due 01/19/2028		200	198

			3,138

Total Cayman Islands (Cost $17,307)			15,054

COLOMBIA 0.4%

CORPORATE BONDS & NOTES 0.3%

Ecopetrol S.A.
5.875% due 05/28/2045		$1,100	1,144

SOVEREIGN ISSUES 0.1%

Colombian TES
6.000% due 04/28/2028	COP	1,230,000	375

Total Colombia (Cost $1,480)			1,519

CZECH REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	5,600	220
2.500% due 08/25/2028		900	41

Total Czech Republic (Cost $265)			261

DENMARK 2.9%

CORPORATE BONDS & NOTES 2.9%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	286	45
2.000% due 10/01/2047		3,070	480
3.000% due 10/01/2047		40	7

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		1,200	187
2.000% due 10/01/2047		20,783	3,249
2.000% due 10/01/2050		3,321	518
2.500% due 10/01/2047		76	12

Nykredit Realkredit A/S
2.000% due 10/01/2047		23,248	3,631
2.500% due 10/01/2047		27	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Realkredit Danmark A/S
2.000% due 10/01/2047	DKK	23,929	$3,740
2.500% due 07/01/2036		144	23
2.500% due 07/01/2047		74	12

Total Denmark (Cost $11,290)			11,908

FRANCE 0.9%

CORPORATE BONDS & NOTES 0.8%

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	800	1,090

BPCE S.A.
2.500% due 07/15/2019		$400	400

Credit Agricole S.A.
3.750% due 04/24/2023		1,900	1,923

			3,413

SOVEREIGN ISSUES 0.1%

France Government International Bond
2.000% due 05/25/2048	EUR	300	394

Total France (Cost $3,754)			3,807

GERMANY 1.0%

ASSET-BACKED SECURITIES 0.1%

SC Germany Auto UG
0.032% due 12/13/2026 •	EUR	282	317

CORPORATE BONDS & NOTES 0.9%

Deutsche Bank AG
3.150% due 01/22/2021		$100	98
3.576% (US0003M + 0.815%) due 01/22/2021 ~		300	294
4.028% (US0003M + 1.290%) due 02/04/2021 ~		300	298
4.250% due 10/14/2021		3,100	3,117

			3,807

Total Germany (Cost $4,113)			4,124

GUERNSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,900	1,932

Total Guernsey, Channel Islands (Cost $1,897)			1,932

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%

AIA Group Ltd.
3.900% due 04/06/2028		$300	310

CMHI Finance BVI Co. Ltd.
4.375% due 08/06/2023		200	207

CNPC General Capital Ltd.
2.750% due 05/14/2019		1,800	1,801

ICBCIL Finance Co. Ltd.
2.125% due 09/29/2019		600	597

Total Hong Kong (Cost $2,897)			2,915

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%

ICICI Bank Ltd.
3.500% due 03/18/2020		$1,000	1,003

Total India (Cost $995)			1,003

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 3.7%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$200	$208

SOVEREIGN ISSUES 3.6%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	3,400	4,076
4.100% due 04/24/2028		$3,300	3,357
5.250% due 01/17/2042		1,300	1,402
8.250% due 05/15/2036	IDR	23,834,000	1,696
8.375% due 03/15/2034		30,100,000	2,171
9.000% due 03/15/2029		29,661,000	2,257

			14,959

Total Indonesia (Cost $16,016)			15,167

IRELAND 1.4%

ASSET-BACKED SECURITIES 0.4%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	250	281

SCF Rahoituspalvelut DAC
0.133% due 11/25/2025 •		82	92

Toro European CLO DAC
0.900% due 10/15/2030 •		1,100	1,236

			1,609

CORPORATE BONDS & NOTES 1.0%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$1,800	1,843

AIB Group PLC
4.750% due 10/12/2023		200	207

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)	EUR	300	355

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		$700	697

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		600	590
3.000% due 07/15/2022		400	395

			4,087

Total Ireland (Cost $5,755)			5,696

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%

Israel Government International Bond
1.750% due 08/31/2025	ILS	1,900	535

Total Israel (Cost $535)			535

ITALY 4.2%

CORPORATE BONDS & NOTES 0.6%

UniCredit SpA
7.830% due 12/04/2023		$1,000	1,115

Wind Tre SpA
3.125% due 01/20/2025	EUR	1,100	1,167

			2,282

SOVEREIGN ISSUES 3.6%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024 (l)		3,400	3,746
2.350% due 09/15/2024 (h)(l)		7,319	8,838
2.450% due 10/01/2023		550	642
2.500% due 11/15/2025 (l)		1,500	1,731

			14,957

Total Italy (Cost $17,489)			17,239

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 8.0%

CORPORATE BONDS & NOTES 1.3%

Central Nippon Expressway Co. Ltd.
3.278% (US0003M + 0.540%) due 08/04/2020 ~		$2,000	$2,002

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	209

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		1,100	1,116

Mizuho Financial Group, Inc.
3.481% (US0003M + 0.880%) due 09/11/2022 ~		500	502
3.601% (US0003M + 1.000%) due 09/11/2024 ~		700	706
3.922% due 09/11/2024 •		400	412

ORIX Corp.
3.250% due 12/04/2024		200	200

Sumitomo Mitsui Banking Corp.
3.123% (US0003M + 0.350%) due 01/17/2020 ~		300	301

			5,448

SOVEREIGN ISSUES 6.7%

Japan Bank for International Cooperation
3.250% due 07/20/2023		600	617
3.375% due 10/31/2023		1,200	1,240

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,300	2,276

Japan Government Forty Year Bond
0.800% due 03/20/2058	JPY	240,000	2,335

Japan Government International Bond
0.000% due 03/10/2026 (h)		1,183,724	11,097
0.000% due 03/10/2028 (h)		341,907	3,219
0.500% due 09/20/2046		240,000	2,179
0.700% due 12/20/2048		296,000	2,813

Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,900	1,873

			27,649

Total Japan (Cost $33,778)			33,097

KUWAIT 1.5%

SOVEREIGN ISSUES 1.5%

Kuwait International Government Bond
2.750% due 03/20/2022		$400	400
3.500% due 03/20/2027		5,500	5,630

Total Kuwait (Cost $5,854)			6,030

LUXEMBOURG 1.1%

ASSET-BACKED SECURITIES 0.1%

Bavarian Sky S.A.
0.032% due 07/15/2026 •	EUR	400	449

CORPORATE BONDS & NOTES 1.0%

Altice Luxembourg S.A.
7.750% due 05/15/2022		$300	301

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	1,011	1,084

Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$1,270	1,275

Unigel Luxembourg S.A.
10.500% due 01/22/2024		1,200	1,298

			3,958

Total Luxembourg (Cost $4,356)			4,407

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.1%

SOVEREIGN ISSUES 0.1%

Malaysia Government International Bond
4.232% due 06/30/2031	MYR	2,100	$526

Total Malaysia (Cost $545)			526

MEXICO 0.3%

CORPORATE BONDS & NOTES 0.0%

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(d)		$700	0

SOVEREIGN ISSUES 0.3%

Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,300	1,381

Total Mexico (Cost $2,035)			1,381

NETHERLANDS 1.9%

ASSET-BACKED SECURITIES 0.4%

Accunia European CLO BV
0.000% due 07/15/2030 •(b)	EUR	400	449

Babson Euro CLO BV
0.512% due 10/25/2029 •		900	1,007

			1,456

CORPORATE BONDS & NOTES 1.4%

ABN AMRO Bank NV
2.450% due 06/04/2020		$500	498

Cooperatieve Rabobank UA
3.125% due 04/26/2021		500	503
3.195% (US0003M + 0.430%) due 04/26/2021 ~		1,200	1,204

ING Bank NV
2.625% due 12/05/2022		3,000	3,002

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	100	131

Syngenta Finance NV
5.182% due 04/24/2028		$200	204

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	345

			5,887

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

EMF-NL Prime BV
0.492% due 04/17/2041 •		360	388

Eurosail PLC
1.192% due 10/17/2040 •		172	193

			581

Total Netherlands (Cost $7,861)			7,924

NORWAY 0.6%

CORPORATE BONDS & NOTES 0.4%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,200	1,197
3.250% due 06/28/2023		400	411

			1,608

SOVEREIGN ISSUES 0.2%

Norway Government International Bond
3.750% due 05/25/2021	NOK	7,700	940

Total Norway (Cost $2,674)			2,548

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	79

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.8%

SOVEREIGN ISSUES 1.8%

Peru Government International Bond
5.940% due 02/12/2029	PEN	16,000	$5,076
6.150% due 08/12/2032		1,400	443
6.350% due 08/12/2028		6,000	1,959

Total Peru (Cost $7,013)			7,478

PHILIPPINES 0.1%

SOVEREIGN ISSUES 0.1%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	20,000	417

Total Philippines (Cost $502)			417

QATAR 1.2%

SOVEREIGN ISSUES 1.2%

Qatar Government International Bond
3.375% due 03/14/2024		$800	809
3.875% due 04/23/2023		1,100	1,133
4.000% due 03/14/2029		700	723
4.500% due 01/20/2022		800	832
4.500% due 04/23/2028		1,200	1,285
4.817% due 03/14/2049		300	316

Total Qatar (Cost $4,917)			5,098

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%

Romania Government International Bond
5.850% due 04/26/2023	RON	1,500	376

Total Romania (Cost $428)			376

SAUDI ARABIA 2.3%

SOVEREIGN ISSUES 2.3%

Saudi Government International Bond
2.875% due 03/04/2023		$5,200	5,159
3.250% due 10/26/2026		1,200	1,170
3.625% due 03/04/2028		1,500	1,490
4.375% due 04/16/2029		1,800	1,879

Total Saudi Arabia (Cost $9,638)			9,698

SINGAPORE 0.7%

CORPORATE BONDS & NOTES 0.4%

BOC Aviation Ltd.
2.750% due 09/18/2022		$600	588
3.500% due 09/18/2027		300	293

DBS Bank Ltd.
3.300% due 11/27/2021		300	304

Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~		600	602

			1,787

SOVEREIGN ISSUES 0.3%

Singapore Government International Bond
2.125% due 06/01/2026	SGD	1,500	1,116

Total Singapore (Cost $2,872)			2,903

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
5.375% due 07/24/2044		$600	560

Total South Africa (Cost $591)			560

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	$207

Total South Korea (Cost $199)			207

SPAIN 0.6%

CORPORATE BONDS & NOTES 0.1%

Banco Santander S.A.
4.379% due 04/12/2028		$200	203
6.250% due 09/11/2021 •(i)(j)	EUR	200	230

			433

SOVEREIGN ISSUES 0.5%

Autonomous Community of Catalonia
4.220% due 04/26/2035		200	243
4.900% due 09/15/2021		900	1,092
4.950% due 02/11/2020		600	697

			2,032

Total Spain (Cost $2,394)			2,465

SWEDEN 5.1%

CORPORATE BONDS & NOTES 5.1%

Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	19,100	2,128
2.250% due 09/21/2022		28,000	3,200

Nordea Hypotek AB
1.000% due 04/08/2022		29,800	3,281

PZU Finance AB
1.375% due 07/03/2019	EUR	1,700	1,914

Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021	SEK	7,000	779

Stadshypotek AB
1.500% due 12/15/2021		30,000	3,343
4.500% due 09/21/2022		13,000	1,602

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		12,000	1,329
2.000% due 06/17/2026		4,000	460

Swedbank Hypotek AB
1.000% due 09/15/2021		8,500	934
1.000% due 06/15/2022		20,700	2,280

Total Sweden (Cost $21,879)			21,250

SWITZERLAND 1.8%

CORPORATE BONDS & NOTES 1.8%

Credit Suisse Group AG
2.997% due 12/14/2023 •		$900	885
3.793% (US0003M + 1.200%) due 12/14/2023 ~		2,100	2,092

UBS AG
2.450% due 12/01/2020		300	299
3.106% (US0003M + 0.480%) due 12/01/2020 ~		700	701
3.175% due 06/08/2020 •		1,500	1,506
5.125% due 05/15/2024 (j)		1,300	1,330
7.625% due 08/17/2022 (j)		400	440

Total Switzerland (Cost $7,270)			7,253

TURKEY 0.2%

SOVEREIGN ISSUES 0.2%

Turkey Government International Bond
7.250% due 12/23/2023		$1,000	1,009

Total Turkey (Cost $992)			1,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 1.6%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$600	$595

SOVEREIGN ISSUES 1.5%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		3,300	3,273
3.125% due 10/11/2027		2,800	2,786

			6,059

Total United Arab Emirates (Cost $6,598)			6,654

UNITED KINGDOM 13.1%

CORPORATE BONDS & NOTES 8.2%

Barclays Bank PLC
7.625% due 11/21/2022 (j)		$3,800	4,135

Barclays PLC
6.500% due 09/15/2019 •(i)(j)	EUR	1,100	1,248
7.000% due 09/15/2019 •(i)(j)	GBP	1,100	1,441
8.000% due 06/15/2024 •(i)(j)		$300	307

BAT International Finance PLC
2.750% due 06/15/2020		300	299

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	300	410

FCE Bank PLC
0.190% due 08/26/2020 •	EUR	300	332

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,300	1,678

HSBC Bank PLC
4.125% due 08/12/2020		$500	509

HSBC Holdings PLC
3.000% due 07/22/2028 •	GBP	500	672
3.283% (US0003M + 0.600%) due 05/18/2021 ~		$500	500
3.683% (US0003M + 1.000%) due 05/18/2024 ~		400	397

Imperial Brands Finance PLC
2.950% due 07/21/2020		1,200	1,197

Lloyds Bank PLC
3.300% due 05/07/2021		200	202
4.875% due 03/30/2027	GBP	2,500	4,037

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(i)(j)		1,100	1,436

Marks & Spencer PLC
3.000% due 12/08/2023		100	132

Nationwide Building Society
3.766% due 03/08/2024 •		$1,400	1,395

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		600	591

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		500	503
4.152% (US0003M + 1.550%) due 06/25/2024 ~		1,800	1,778
4.269% due 03/22/2025 •		500	505
4.519% due 06/25/2024 •		500	512
4.800% due 04/05/2026		900	936

Santander UK Group Holdings PLC
2.875% due 10/16/2020		5,000	4,998

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	482	734
5.744% due 04/13/2040		194	304
5.801% due 10/13/2040		586	927
7.623% due 07/13/2039		88	159

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	657

Virgin Money PLC
2.250% due 04/21/2020		800	1,047

			33,978

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%

Alba PLC
1.050% due 11/25/2042 •	GBP	589	$726

Eurosail PLC
0.000% due 03/13/2045 •	EUR	456	505
1.003% due 12/10/2044 •	GBP	585	753

Great Hall Mortgages PLC
0.000% due 06/18/2039 •	EUR	766	839
0.976% due 03/18/2039 •	GBP	1,001	1,277
0.986% due 06/18/2039 •		337	428
0.996% due 06/18/2038 •		370	472

Lanark Master Issuer PLC
1.698% (BP0003M + 0.820%) due 12/22/2069 ~		800	1,046

Mortgage Funding PLC
1.943% due 03/13/2046 •		148	193

Newgate Funding PLC
0.291% due 12/15/2050 •	EUR	425	462

Residential Mortgage Securities PLC
2.037% due 09/20/2065 •	GBP	669	874

Ripon Mortgages PLC
1.659% due 08/20/2056 •		2,340	3,037

Southern Pacific Financing PLC
1.023% due 06/10/2043 •		169	218

Stanlington PLC
1.845% due 06/12/2046 •		784	1,019

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)		1,300	1,694

Uropa Securities PLC
1.043% due 06/10/2059 •		347	432
1.193% due 06/10/2059 •		80	99
1.393% due 06/10/2059 •		63	77
1.593% due 06/10/2059 •		67	82

			14,233

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,360	258

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.4%

United Kingdom Gilt
0.125% due 03/22/2024 (h)(l)		$3,970	5,884

Total United Kingdom (Cost $55,540)			54,353

UNITED STATES 62.6%

ASSET-BACKED SECURITIES 7.7%

Accredited Mortgage Loan Trust
2.616% due 02/25/2037 •		$272	272

ACE Securities Corp. Home Equity Loan Trust
3.386% due 12/25/2034 •		160	157

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.161% due 07/25/2035 •		280	281

Argent Securities Trust
2.636% due 06/25/2036 •		1,314	462
2.636% due 07/25/2036 •		763	282
2.726% due 07/25/2036 •		953	359

Asset-Backed Funding Certificates Trust
2.646% due 01/25/2037 •		608	398

Bear Stearns Asset-Backed Securities Trust
2.596% due 02/25/2037 •		376	401
2.726% due 06/25/2047 •		1,000	987
2.806% due 01/25/2047 •		96	96
2.886% due 09/25/2046 •		137	132
2.896% due 12/25/2035 •		77	77
2.976% due 09/25/2035 •		1,000	992

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
2.636% due 05/25/2037 •	$547	$542
2.706% due 09/25/2037 ^•	148	125
2.746% due 12/25/2036 ^•	4,100	3,975
4.672% due 10/25/2046 ^~	309	303
4.756% due 07/25/2036 ~	159	161

Countrywide Asset-Backed Certificates Trust
3.206% due 07/25/2034 •	277	277
3.446% due 10/25/2035 •	780	783
5.210% due 03/25/2034 ~	803	808

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •	24	24

Credit-Based Asset Servicing & Securitization LLC
2.706% due 07/25/2037 •	284	192

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.824% due 03/25/2037 ^Ø	1,126	633

Fieldstone Mortgage Investment Trust
2.650% due 11/25/2036 •	1,201	773

First Franklin Mortgage Loan Trust
2.626% due 09/25/2036 •	454	451
2.646% due 04/25/2036 •	188	183
3.221% due 09/25/2035 •	353	355
3.761% due 07/25/2034 •	308	309

First NLC Trust
3.191% due 12/25/2035 •	421	424

Fremont Home Loan Trust
3.206% due 07/25/2035 •	20	20

GSAA Home Equity Trust
2.936% due 08/25/2037 •	228	214

GSAMP Trust
2.576% due 01/25/2037 •	198	131
2.586% due 12/25/2046 •	1,283	803
2.606% due 12/25/2036 •	1,029	595
2.636% due 12/25/2046 •	834	526
2.756% due 04/25/2036 •	900	673

Home Equity Asset Trust
3.686% due 10/25/2033 •	490	488

Home Equity Mortgage Loan Asset-Backed Trust
2.726% due 04/25/2037 •	594	443

HSI Asset Securitization Corp. Trust
2.706% due 12/25/2036 •	596	235

JPMorgan Mortgage Acquisition Trust
2.566% due 08/25/2036 •	4	2
2.636% due 07/25/2036 •	1,869	1,101

Massachusetts Educational Financing Authority
3.721% due 04/25/2038 •	52	52

MASTR Asset-Backed Securities Trust
2.726% due 03/25/2036 •	812	589
3.086% due 01/25/2036 •	96	96

Merrill Lynch Mortgage Investors Trust
2.596% due 08/25/2037 •	636	393
2.746% due 04/25/2037 •	865	521
2.796% due 08/25/2036 •	200	200

Morgan Stanley ABS Capital, Inc. Trust
2.576% due 01/25/2037 •	641	359
2.626% due 10/25/2036 •	715	442
2.626% due 11/25/2036 •	256	161
2.636% due 11/25/2036 •	1,424	975
2.706% due 11/25/2036 •	256	162
2.716% due 10/25/2036 •	954	606
3.131% due 09/25/2035 •	363	363

Morgan Stanley Home Equity Loan Trust
3.191% due 08/25/2035 •	101	102

New Century Home Equity Loan Trust
2.996% due 09/25/2035 •	654	655

RAAC Trust
2.966% due 03/25/2037 •	192	192

Renaissance Home Equity Loan Trust
5.797% due 08/25/2036 Ø	497	285

Residential Asset Mortgage Products Trust
2.646% due 12/25/2036 •	41	41
3.416% due 05/25/2035 •	800	804

Residential Asset Securities Corp. Trust
2.826% due 11/25/2035 •	364	365

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
3.461% due 03/25/2035 •		$192	$192

Specialty Underwriting & Residential Finance Trust
4.297% due 02/25/2037 ^Ø		631	352

Structured Asset Investment Loan Trust
3.206% due 02/25/2035 •		494	497

Structured Asset Securities Corp. Mortgage Loan Trust
2.826% due 02/25/2036 •		728	730
3.161% due 11/25/2035 •		1,000	1,004

Washington Mutual Asset-Backed Certificates Trust
2.726% due 05/25/2036 •		1,289	1,116

			31,699

CORPORATE BONDS & NOTES 15.4%

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		400	387

Ally Financial, Inc.

3.750% due 11/18/2019		200	201
4.125% due 03/30/2020		300	303

American Honda Finance Corp.
3.083% (US0003M + 0.350%) due 11/05/2021 ~		200	200

American Tower Corp.
1.950% due 05/22/2026	EUR	300	347

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		$400	385

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,100	1,288
3.376% (US0003M + 0.750%) due 06/01/2021 ~		$1,300	1,306
3.437% (US0003M + 0.650%) due 01/15/2020 ~		1,000	1,004
3.737% (US0003M + 0.950%) due 07/15/2021 ~		1,500	1,518

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		100	103
4.350% due 04/20/2028		600	610

Bank of America Corp.
5.875% due 03/15/2028 •(i)		600	610

BAT Capital Corp.
3.222% due 08/15/2024		400	392
3.283% due 08/14/2020 •		300	299
4.390% due 08/15/2037		500	452

Bayer U.S. Finance LLC
3.232% (US0003M + 0.630%) due 06/25/2021 ~		200	198
3.621% (US0003M + 1.010%) due 12/15/2023 ~		600	592
4.250% due 12/15/2025		800	810
4.375% due 12/15/2028		800	797

Campbell Soup Co.
3.300% due 03/15/2021		200	201
3.650% due 03/15/2023		300	305

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	204

Charter Communications Operating LLC
3.750% due 02/15/2028		1,100	1,064
4.464% due 07/23/2022		1,400	1,450

Citigroup, Inc.
2.876% due 07/24/2023 •		100	99
3.142% due 01/24/2023 •		100	100

Compass Bank
2.750% due 09/29/2019		900	899

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~		200	200

Continental Resources, Inc.
4.375% due 01/15/2028		200	206

CVS Pass-Through Trust
7.507% due 01/10/2032		1,903	2,265

Dell International LLC
4.420% due 06/15/2021		200	205

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	81

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Discover Bank
3.350% due 02/06/2023		$300	$302

Discovery Communications LLC
2.200% due 09/20/2019		300	299

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		600	600

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		800	800

EMC Corp.
2.650% due 06/01/2020		400	397

EMD Finance LLC
2.400% due 03/19/2020		300	299

Emera U.S. Finance LP
2.700% due 06/15/2021		300	297

EQM Midstream Partners LP
4.125% due 12/01/2026		1,700	1,589

EQT Corp.
2.500% due 10/01/2020		200	197
3.000% due 10/01/2022		500	491
3.362% (US0003M + 0.770%) due 10/01/2020 ~		600	597

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~		200	199

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	225
1.700% due 06/30/2022	GBP	200	258

Ford Motor Credit Co. LLC
0.060% due 12/01/2021 •	EUR	200	215
0.122% due 05/14/2021 •		300	325
2.597% due 11/04/2019		$600	598
3.867% (US0003M + 1.270%) due 03/28/2022 ~		500	483

General Mills, Inc.
3.319% (US0003M + 0.540%) due 04/16/2021 ~		100	100

General Motors Financial Co., Inc.
3.647% (US0003M + 0.850%) due 04/09/2021 ~		200	199

Goldman Sachs Group, Inc.
2.908% due 06/05/2023 •		200	198
4.223% due 05/01/2029 •		1,200	1,229

Harley-Davidson Financial Services, Inc.
3.555% (US0003M + 0.940%) due 03/02/2021 ~		400	400

Huntsman International LLC
5.125% due 11/15/2022		400	419

International Lease Finance Corp.
8.250% due 12/15/2020		600	649

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		1,000	1,003
3.105% (US0003M + 0.340%) due 04/26/2021 ~		1,100	1,100

Kilroy Realty LP
3.450% due 12/15/2024		100	99

Kimco Realty Corp.
3.300% due 02/01/2025		500	496

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~		700	698

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		500	500

Mid-America Apartments LP
4.200% due 06/15/2028		500	518

Morgan Stanley
3.247% (US0003M + 0.550%) due 02/10/2021 ~		700	701

Mylan, Inc.
4.200% due 11/29/2023		500	509

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		500	500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Corp.
8.000% due 03/25/2020	$2,000	$2,085

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	1,000	1,000

Nissan Motor Acceptance Corp.
3.287% due 09/28/2022 •	1,000	978

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	1,200	1,208

Reynolds American, Inc.
8.125% due 06/23/2019	1,400	1,416

Rio Oil Finance Trust
9.250% due 07/06/2024	1,111	1,214

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~	200	200

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	200	204

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	750	752
4.738% due 09/20/2029	200	203

Tagua Leasing LLC
1.581% due 11/16/2024	3,583	3,479

Toyota Motor Credit Corp.
3.083% due 05/17/2022 •	400	400

UIL Holdings Corp.
4.625% due 10/01/2020	3,700	3,771

United Technologies Corp.
3.350% due 08/16/2021	200	203

Verizon Communications, Inc.
3.784% (US0003M + 1.100%) due 05/15/2025 ~	1,300	1,301
4.329% due 09/21/2028	397	421

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	1,600	1,598
3.458% (US0003M + 0.770%) due 11/13/2020 ~	700	702
3.638% (US0003M + 0.940%) due 11/12/2021 ~	800	802
3.875% due 11/13/2020	500	506
4.000% due 11/12/2021	600	612

Wells Fargo & Co.
2.625% due 07/22/2022	300	298
3.889% (US0003M + 1.110%) due 01/24/2023 ~	1,300	1,313

WRKCo, Inc.
3.750% due 03/15/2025	200	202

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,326	2,334

		63,691

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~	395	387

MUNICIPAL BONDS & NOTES 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	2,500	157

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%

Adjustable Rate Mortgage Trust
3.914% due 01/25/2035 ~	91	92
5.652% due 11/25/2037 ^~	413	370

Banc of America Funding Trust
2.696% due 04/25/2037 ^•	99	83
2.698% due 04/20/2047 ^•	133	120
4.633% due 05/25/2035 ~	152	160
6.000% due 07/25/2037 ^	265	249

Banc of America Mortgage Trust
6.000% due 10/25/2036 ^	120	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
2.696% due 05/25/2047 •	$412	$378

Bear Stearns Adjustable Rate Mortgage Trust
4.331% due 08/25/2035 ~	43	37
4.659% due 04/25/2034 ~	152	152
4.683% due 02/25/2034 ~	13	14
4.910% due 02/25/2036 •	59	57

Bear Stearns ALT-A Trust
4.187% due 09/25/2035 ^~	376	260
4.262% due 09/25/2035 ^~	71	59
4.568% due 05/25/2035 ~	147	149

Chase Mortgage Finance Trust
3.677% due 07/25/2037 ~	50	45
4.011% due 03/25/2037 ^~	298	292

Citigroup Mortgage Loan Trust
4.578% due 04/25/2037 ^~	229	200

Citigroup Mortgage Loan Trust, Inc.
4.174% due 05/25/2035 ~	83	83

Countrywide Alternative Loan Trust
2.698% due 07/20/2046 ^•	131	102
3.661% due 06/25/2037 ~	350	300
5.500% due 10/25/2035 ^	33	29
5.500% due 02/25/2036 ^	57	50
6.000% due 01/25/2037 ^	507	498
6.000% due 02/25/2037 ^	705	458
6.000% due 05/25/2037 ^	555	396
6.250% due 12/25/2036 ^•	549	403
6.500% due 08/25/2037 ^	380	274
8.000% due 10/25/2036 ^	37	35

Countrywide Home Loan Mortgage Pass-Through Trust
3.236% due 03/25/2035 •	567	485
6.000% due 02/25/2037 ^	222	191
6.250% due 09/25/2036 ^	337	254

Countrywide Home Loan Reperforming REMIC Trust
2.826% due 06/25/2035 •	216	209

Credit Suisse Mortgage Capital Certificates
4.050% due 08/28/2036 ~	12	12

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^Ø	363	355

GreenPoint Mortgage Funding Trust
2.646% due 02/25/2037 ^•	41	41

GreenPoint Mortgage Funding Trust Pass-Through Certificates
5.164% due 10/25/2033 ~	17	17

GSR Mortgage Loan Trust
4.448% due 05/25/2037 ^~	22	20

HarborView Mortgage Loan Trust
4.623% due 07/19/2035 ^~	16	14
4.961% due 02/25/2036 ^~	40	26

Impac Secured Assets CMN Owner Trust
4.299% due 07/25/2035 ~	114	98

Impac Secured Assets Trust
2.656% due 01/25/2037 •	190	186

IndyMac Mortgage Loan Trust
2.966% due 07/25/2035 •	12	12
3.896% due 06/25/2036 ~	279	260
4.276% due 12/25/2034 ~	6	6

JPMorgan Alternative Loan Trust
3.893% due 12/25/2036 ~	73	69
4.258% due 05/25/2037 ^~	420	379

JPMorgan Mortgage Trust
4.207% due 10/25/2035 ^~	363	335
4.570% due 02/25/2035 ~	9	9

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	229	230

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •	42	40
2.736% due 11/25/2035 •	2	2
4.373% due 03/25/2036 ^~	127	93

Morgan Stanley Mortgage Loan Trust
3.386% due 02/25/2036 ^•	52	49
3.957% due 05/25/2036 ^~	210	165
4.525% due 09/25/2035 ^~	183	121

Prime Mortgage Trust
2.986% due 02/25/2035 •	311	299
6.000% due 06/25/2036 ^	148	137

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
2.586% due 05/25/2037 •	$558	$514
2.616% due 02/25/2037 •	360	348
2.626% due 01/25/2037 •	761	733
2.656% due 12/25/2036 •	327	282
2.676% due 07/25/2036 •	455	420
2.886% due 11/25/2036 ^•	335	253
5.000% due 09/25/2036 ^	89	80

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	40	37

Structured Adjustable Rate Mortgage Loan Trust
2.806% due 10/25/2035 •	138	131
3.961% due 04/25/2036 ^~	216	182

Structured Asset Mortgage Investments Trust
2.686% due 05/25/2036 •	472	441
2.696% due 05/25/2036 •	46	43

Structured Asset Securities Corp.
2.766% due 01/25/2036 •	211	196

Structured Asset Securities Corp. Mortgage Loan Trust
2.776% due 10/25/2036 •	458	407

SunTrust Adjustable Rate Mortgage Loan Trust
4.758% due 02/25/2037 ^~	314	303

Thornburg Mortgage Securities Trust
3.226% due 09/25/2044 •	44	43

WaMu Mortgage Pass-Through Certificates Trust
2.766% due 11/25/2045 •	121	117
3.266% due 10/25/2044 •	119	120
3.674% due 12/25/2036 ^~	367	355
3.797% due 08/25/2042 •	9	8
3.841% due 10/25/2036 ^~	661	605

Washington Mutual Mortgage Pass-Through Certificates Trust
2.646% due 02/25/2037 ^•	701	560
5.500% due 11/25/2035 ^	120	111
6.500% due 08/25/2035 ^	129	124

Wells Fargo Mortgage-Backed Securities Trust
5.750% due 02/25/2037	47	44

Wells Fargo Mortgage-Backed Securities Trust
4.988% due 01/25/2035 ~	19	20

		16,051

U.S. GOVERNMENT AGENCIES 24.9%

Fannie Mae
2.440% due 08/01/2022	436	436
2.850% due 06/01/2022	550	556
2.886% due 06/25/2036 •	60	60
3.000% due 01/01/2022 - 09/01/2042	880	892

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 01/01/2026 - 10/01/2040		$16	$16
4.000% due 01/01/2037 - 10/01/2041		63	65
4.500% due 05/01/2023 - 03/01/2044		502	527
5.000% due 08/01/2033 - 10/01/2041		228	244
5.500% due 04/01/2033 - 02/01/2041		203	220
6.000% due 06/01/2026 - 06/01/2040		640	694

Fannie Mae, TBA
3.500% due 05/01/2049		58,000	58,766
4.000% due 04/01/2049 - 05/01/2049		31,000	31,886
4.500% due 05/01/2049		2,000	2,083

Freddie Mac
1.592% due 01/15/2038 ~(a)		893	51
2.859% due 01/15/2038		893	889

Freddie Mac, TBA
3.000% due 04/01/2049		3,000	2,988
4.000% due 04/01/2049		2,300	2,368

			102,741

U.S. TREASURY OBLIGATIONS 10.6%

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2022		2,484	2,459
0.500% due 01/15/2028		10,918	10,903
0.625% due 04/15/2023		2,331	2,348
0.625% due 01/15/2026		1,006	1,018
1.000% due 02/15/2048 (p)		919	940
1.375% due 02/15/2044 (p)		864	957
2.500% due 01/15/2029 (l)(n)		12,485	14,811
3.875% due 04/15/2029 (n)(p)		612	810

U.S. Treasury Notes
2.625% due 06/15/2021 (p)		200	202
2.875% due 04/30/2025 (l)		9,000	9,300

			43,748

Total United States (Cost $250,043)			(258,474)

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (k) 1.7%
			7,093

ARGENTINA TREASURY BILLS 0.0%
49.507% due 06/28/2019 (f)(g)	ARS	250	6

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA TREASURY BILLS 0.1%
3.271% due 06/19/2019 (e)(f)	MYR	2,500	$608

U.S. TREASURY BILLS 0.0%
2.391% due 04/11/2019 (f)(g)(p)		$73	73

Total Short-Term Instruments (Cost $7,845)			7,780

Total Investments in Securities (Cost $534,586)			537,611

		SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short Asset Portfolio		189,887	1,889

PIMCO Short-Term Floating NAV Portfolio III		420,384	4,157

Total Short-Term Instruments (Cost $6,059)			6,046

Total Investments in Affiliates (Cost $6,059)			6,046

Total Investments 131.5% (Cost $540,645)			$543,657

Financial Derivative Instruments (m)(o) 0.1% (Cost or Premiums, net $1,035)			583

Other Assets and Liabilities, net (31.6)%			(130,785)

Net Assets 100.0%			$413,455

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	83

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.600)%	03/01/2019	02/28/2021	EUR	2,214	Spain Government International Bond 1.450% due 10/31/2027	$(2,601)	$2,484	$2,482
FICC	2.000	03/29/2019	04/01/2019	$	997	U.S. Treasury Notes 1.125% due 06/30/2021	(1,018)	997	997
MEI	1.710	03/07/2019	04/08/2019	CAD	3,092	Canada Government International Bond 2.750% due 12/01/2048	(2,433)	2,313	2,316
	1.710	03/11/2019	04/08/2019		1,736	Canada Government International Bond 2.750% due 12/01/2048	(1,352)	1,299	1,301

Total Repurchase Agreements							$(7,404)	$7,093	$7,096

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
CIB	2.700%	03/07/2019	04/08/2019	$	(2,055)	$(2,059)
	2.700	03/13/2019	04/15/2019		(2,067)	(2,070)
GRE	2.750	03/15/2019	04/15/2019		(3,627)	(3,632)
IND	0.870	01/29/2019	04/17/2019	GBP	(4,060)	(5,296)
	2.660	03/04/2019	04/04/2019	$	(610)	(611)
JPS	2.630	03/14/2019	05/07/2019		(4,543)	(4,549)
UBS	(0.350)	01/22/2019	04/17/2019	EUR	(11,690)	(13,104)

Total Reverse Repurchase Agreements						$(31,321)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (1.0)%
Sovereign Issues (1.0)%
Canadian Government Bond	2.750%	12/01/2048	CAD	4,500	$(3,826)	$(4,045)

Spain (0.6)%
Sovereign Issues (0.6)%
Spain Government International Bond	1.450	10/31/2027	EUR	2,200	(2,528)	(2,604)

Total Short Sales (1.6)%					$(6,354)	$(6,649)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$2,482	$0	$0	$0	$2,482	$(2,601)	$(119)
CIB	0	(4,129)	0	0	(4,129)	4,133	4
FICC	997	0	0	0	997	(1,018)	(21)
GRE	0	(3,632)	0	0	(3,632)	3,651	19
IND	0	(5,907)	0	0	(5,907)	5,984	77
JPS	0	(4,549)	0	0	(4,549)	4,547	(2)
MEI	3,617	0	0	0	3,617	(3,785)	(168)
UBS	0	(13,104)	0	0	(13,104)	13,029	(75)

Master Securities Forward Transaction Agreement
BPS	0	0	0	(4,045)	(4,045)	0	(4,045)
RYL	0	0	0	(2,604)	(2,604)	0	(2,604)

Total Borrowings and Other Financing Transactions	$7,096	$(31,321)	$0	$(6,649)

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(18,400)	$0	$0	$(18,400)
U.S. Treasury Obligations	0	(8,372)	(4,549)	0	(12,921)

Total Borrowings	$0	$(26,772)	$(4,549)	$0	$(31,321)

Payable for reverse repurchase agreements					$(31,321)

(l)	Securities with an aggregate market value of $32,005 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(39,687) at a weighted average interest rate of 1.658%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $46 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$112.000	05/24/2019	6	$6	$0	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	274	274	2	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.000	05/24/2019	25	25	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.500	05/24/2019	3	3	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	106.750	05/24/2019	1	1	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.500	05/24/2019	19	19	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.750	05/24/2019	23	23	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	6	6	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	319	319	3	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	109.000	05/24/2019	4	4	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	124.000	05/24/2019	1	1	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	125.000	05/24/2019	66	66	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	126.000	05/24/2019	6	6	0	0

Total Purchased Options					$6	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$123.000	04/26/2019	28	$28	$(4)	$(3)
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	125.000	04/26/2019	28	28	(8)	(7)

Total Written Options					$(12)	$(10)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	85

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar June Futures	06/2019	413	$100,622	$59	$0	$(15)
Australia Government 3-Year Note June Futures	06/2019	156	12,588	71	9	(9)
Australia Government 10-Year Bond June Futures	06/2019	76	7,477	156	30	(30)
Euro-Bobl June Futures	06/2019	104	15,532	134	4	(19)
Euro-Buxl 30-Year Bond June Futures	06/2019	5	1,075	53	0	(7)
U.S. Treasury 5-Year Note June Futures	06/2019	326	37,760	307	0	(74)
U.S. Treasury 10-Year Note June Futures	06/2019	280	34,781	388	0	(79)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	73	12,264	403	0	(27)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	728	117,539	372	6	0

				$1,943	$49	$(260)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	12/2019	11	$(2,683)	$(12)	$25	$0
90-Day Eurodollar March Futures	03/2020	195	(47,621)	(123)	37	0
Call Options Strike @ EUR 164.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	13	(36)	(29)	4	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	13	(27)	(18)	3	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	14	(24)	(15)	3	0
Canada Government 10-Year Bond June Futures	06/2019	14	(1,457)	(30)	12	0
Euro-BTP Italy Government Bond June Futures	06/2019	96	(13,942)	(348)	54	0
Euro-Bund 10-Year Bond June Futures	06/2019	34	(6,344)	(139)	10	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	162	(29,561)	(692)	60	0
Euro-Schatz June Futures	06/2019	100	(12,561)	(25)	3	(2)
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	27	(2)	8	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	728	(117,474)	(609)	0	(6)
United Kingdom Long Gilt June Futures	06/2019	102	(17,187)	(284)	8	(12)

				$(2,316)	$219	$(20)

Total Futures Contracts				$(373)	$268	$(280)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.106%	EUR	600	$(17)	$6	$(11)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.218		200	(4)	1	(3)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.181	$	2,000	(59)	30	(29)	1	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.173	EUR	500	(8)	0	(8)	0	0

							$(88)	$37	$(51)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.384%	$	2,200	$51	$(2)	$49	$1	$0
Daimler AG	1.000	Quarterly	12/20/2020	0.275	EUR	200	3	0	3	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		200	(1)	2	1	0	0
Marks & Spencer PLC	1.000	Quarterly	06/20/2023	1.613		200	(6)	0	(6)	0	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.534	$	300	5	(1)	4	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.549	EUR	1,400	(29)	85	56	1	0

							$23	$84	$107	$2	$0

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-28 5-Year Index	(1.000)%	Quarterly	12/20/2022	$	5,723	$234	$(142)	$92	$0	$(7)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		29,600	(471)	(113)	(584)	0	(35)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022	EUR	54,400	(1,486)	112	(1,374)	0	(87)
iTraxx Europe Main 30 5-Year Index	(1.000)	Quarterly	12/20/2023		2,600	(31)	(25)	(56)	0	(5)
iTraxx Europe Senior 30 5-Year Index	(1.000)	Quarterly	12/20/2023		2,800	4	(47)	(43)	0	(7)

						$(1,750)	$(215)	$(1,965)	$0	$(141)

INTEREST RATE SWAPS - BASIS SWAPS

		Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
Pay Floating Rate Index	Receive Floating Rate Index							Asset	Liability
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$18,200	$0	$(1)	$(1)	$0	$(1)
3-Month USD-LIBOR(1)	1-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	66,800	(1)	4	3	0	0
3-Month USD-LIBOR(1)	1-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	26,900	0	3	3	1	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	5,700	0	3	3	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	21,600	2	10	12	0	0
3-Month USD-LIBOR(1)	1-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	14,800	0	0	0	0	0

					$1	$19	$20	$1	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	1,000	$0	$(41)	$(41)	$2	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		2,900	1	(122)	(121)	7	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		900	0	(38)	(38)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,000	0	(43)	(43)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,000	0	(44)	(44)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		2,100	0	(93)	(93)	5	0
Receive	1-Year BRL-CDI	6.370	Maturity	01/02/2020	BRL	166,000	0	44	44	8	0
Receive	1-Year BRL-CDI	6.450	Maturity	01/02/2020		224,800	(3)	27	24	11	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021		17,500	5	187	192	0	(2)
Pay(6)	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	11,700	130	203	333	0	(66)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		3,100	(19)	246	227	0	(36)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		1,600	0	66	66	0	(19)
Pay	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	14,660	13	61	74	1	0
Pay	3-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	3,900	(4)	43	39	0	0
Pay	3-Month PLN-WIBOR	3.000	Annual	09/19/2028		400	0	9	9	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	31,900	(104)	90	(14)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		21,400	419	(306)	113	11	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		11,800	61	(204)	(143)	10	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		2,900	141	(121)	20	6	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		9,600	129	(391)	(262)	20	0
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		6,600	208	18	226	0	(14)
Receive	3-Month USD-LIBOR	2.959	Semi-Annual	05/31/2025		10,800	0	(489)	(489)	27	0
Receive	3-Month USD-LIBOR	2.986	Semi-Annual	05/31/2025		7,700	0	(356)	(356)	18	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		4,500	(128)	(71)	(199)	11	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		25,800	1,549	(1,395)	154	69	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		4,100	21	(261)	(240)	11	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		7,100	(90)	(286)	(376)	18	0
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		2,400	122	0	122	0	(4)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		1,200	(31)	(11)	(42)	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,400	261	(217)	44	7	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		4,100	108	(477)	(369)	14	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		4,300	(26)	(285)	(311)	15	0
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2022	ZAR	7,300	5	9	14	1	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023		13,300	4	(8)	(4)	2	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	06/19/2021	EUR	4,000	2	15	17	0	(1)
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	09/18/2021		16,000	41	18	59	0	(7)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	87

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	6-Month EUR-EURIBOR	0.500%	Annual	06/19/2024	EUR	14,800	$78	$299	$377	$0	$(28)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		22,000	92	111	203	0	(44)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/08/2029		7,500	(36)	68	32	0	(17)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		21,400	55	1,123	1,178	0	(89)
Pay(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		23,200	204	319	523	0	(99)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		2,600	(20)	(106)	(126)	47	0
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020	GBP	32,100	91	178	269	4	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021		7,500	(27)	34	7	2	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		32,100	(14)	(208)	(222)	1	0
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024		7,500	17	(95)	(78)	1	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2029		1,200	9	33	42	0	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		2,200	(35)	136	101	0	(17)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	3,440,000	(102)	332	230	19	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		190,000	8	(47)	(39)	0	(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		320,000	22	(88)	(66)	0	(6)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2028		290,000	11	(72)	(61)	0	(6)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		876,000	(185)	(61)	(246)	0	(19)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		70,000	0	(21)	(21)	0	(2)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,926,000	(333)	(644)	(977)	0	(71)
Pay	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		300,000	393	38	431	19	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		350,000	(898)	59	(839)	0	(44)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		49,000	(8)	(52)	(60)	0	(6)
Pay	6-Month JPY-LIBOR	0.724	Semi-Annual	01/24/2049		251,000	51	78	129	23	0
Pay	28-Day MXN-TIIE	7.740	Lunar	02/22/2027	MXN	8,800	(1)	(6)	(7)	0	(2)
Pay	28-Day MXN-TIIE	7.498	Lunar	06/19/2037		34,200	0	(169)	(169)	0	(9)

							$2,187	$(2,984)	$(797)	$407	$(611)

Total Swap Agreements							$373	$(3,059)	$(2,686)	$411	$(753)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$268	$411	$680		$(10)	$(280)	$(753)	$(1,043)

(n)

Securities with an aggregate market value of $2,976 and cash of $4,842 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
AZD	06/2019		$7,718	EUR	6,617	$0	$(246)
	06/2019		936	SGD	1,265	0	(2)

BOA	04/2019	AUD	1,157		$816	0	(5)
	04/2019	BRL	2,688		698	12	0
	04/2019	EUR	120,157		137,145	2,359	0
	04/2019	MXN	130,464		6,714	7	0
	04/2019	SEK	990		106	0	0
	04/2019		$690	BRL	2,688	0	(3)
	04/2019		3,854	CNH	26,164	38	0
	04/2019		973	NOK	8,360	0	(4)
	05/2019	NOK	8,360		$974	4	0
	05/2019		$1,841	ZAR	24,881	0	(124)
	06/2019		756	ILS	2,725	0	(2)
	06/2019		6,639	MXN	130,464	0	(8)
	06/2019		996	PHP	51,999	0	(16)
	03/2020	RON	1,246	EUR	251	0	0

BPS	04/2019	ARS	2,087		$47	0	(1)
	04/2019	CAD	281		210	0	0
	04/2019	CNH	2,900		418	0	(13)
	04/2019	CNY	36,850		5,241	0	(244)
	04/2019	TRY	1,511		265	0	(1)
	04/2019		$48	ARS	2,087	0	0
	04/2019		420	AUD	591	0	(1)
	04/2019		1,355	CNH	9,346	35	0
	04/2019		356	GBP	270	0	(4)
	04/2019		852	INR	58,680	0	(9)
	04/2019		408	NZD	597	0	(1)
	04/2019		124	PEN	409	0	(1)
	04/2019		838	VND	19,472,625	1	0
	05/2019		45	ARS	2,087	1	0
	05/2019		597	TRY	3,348	0	(23)
	06/2019	COP	1,236,902		$392	6	0
	06/2019	PEN	1,891		570	2	0
	06/2019	TRY	1,087		187	4	0
	06/2019		$7,852	INR	566,780	229	0
	06/2019		2,992	THB	93,511	0	(40)
	07/2019	RON	3,728		$885	13	0
	07/2019		$717	CNH	4,911	13	0
	09/2019	EUR	43	TRY	292	0	(3)
	03/2020	RON	1,086	EUR	219	0	0

BRC	04/2019	DKK	550		$85	3	0
	04/2019	JPY	2,054,800		18,600	53	0
	04/2019	MXN	30,978		1,608	15	0
	04/2019		$1,509	CLP	987,757	0	(58)
	04/2019		2,475	EUR	2,182	0	(28)
	04/2019		3,127	JPY	344,900	0	(15)

CBK	04/2019	AUD	221		$157	0	0
	04/2019	BRL	806		210	4	0
	04/2019	CAD	601		447	0	(2)
	04/2019	CNH	4,780		705	0	(6)
	04/2019	DKK	79,196		12,186	287	0
	04/2019	EUR	7,601		8,598	72	0
	04/2019	GBP	17,690		23,315	275	0
	04/2019	MXN	11,784		607	1	0
	04/2019	NOK	14,166		1,639	0	(3)
	04/2019	PEN	20,303		6,119	13	(5)
	04/2019		$819	AUD	1,153	0	(1)
	04/2019		209	BRL	806	0	(3)
	04/2019		1,755	CAD	2,304	0	(31)
	04/2019		9,038	EUR	7,974	0	(93)
	04/2019		1,724	GBP	1,304	0	(26)
	04/2019		15,370	JPY	1,695,189	6	(80)
	04/2019		10,802	MXN	208,338	0	(91)
	04/2019		3,254	NOK	28,250	21	0
	04/2019		1,036	NZD	1,508	0	(9)
	04/2019		19,915	SEK	184,165	5	(111)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	89

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	05/2019	EUR	958		$1,118	$38	$0
	05/2019	JPY	931,100		8,465	37	0
	05/2019	SEK	180,145		19,533	112	0
	06/2019	EUR	172	TRY	1,112	0	(7)
	06/2019	GBP	494		$662	16	0
	06/2019	MXN	27,651		1,407	2	0
	06/2019	TRY	1,224	EUR	189	7	0
	06/2019		$17,531		15,067	0	(518)
	07/2019	CNH	5,079		$754	0	(2)
	07/2019		$716	CNH	4,911	14	0
	08/2019	MXN	10,370		$525	2	0
	09/2019	EUR	142	TRY	965	0	(8)
	09/2019		$646	KZT	249,679	0	(7)
	03/2020	RON	1,094	EUR	220	0	0

DUB	04/2019	SEK	1,874		182	3	0

FBF	04/2019	ARS	24,742		$571	0	0
	04/2019	EUR	356	SEK	3,651	0	(7)
	04/2019		$623	ARS	24,742	0	(53)

GLM	04/2019	ARS	9,387		$216	0	(1)
	04/2019	AUD	921		647	0	(7)
	04/2019	BRL	33,413		8,610	77	0
	04/2019	CHF	1,231		1,235	0	(2)
	04/2019	EUR	17,175		19,605	339	0
	04/2019	JPY	181,353		1,633	0	(4)
	04/2019	MXN	25,750		1,327	3	0
	04/2019	RUB	33,068		500	0	(3)
	04/2019		$217	ARS	9,387	0	0
	04/2019		3,470	AUD	4,895	6	0
	04/2019		8,575	BRL	33,413	0	(41)
	04/2019		9,579	CNY	66,794	363	0
	04/2019		1,883	EUR	1,663	0	(18)
	04/2019		2,732	GBP	2,066	0	(42)
	04/2019		2,718	INR	188,072	0	(17)
	04/2019		255	MXN	4,944	0	0
	05/2019	AUD	4,308		$3,055	0	(5)
	05/2019		$234	ARS	10,689	1	(1)
	05/2019		8,595	BRL	33,412	0	(78)
	05/2019		1,025	ZAR	14,819	0	(3)
	06/2019		1,673	KRW	1,882,291	0	(14)
	06/2019		986	MYR	4,009	0	(3)

HUS	04/2019	ARS	1,449		$37	3	0
	04/2019	CAD	6,596		4,999	63	0
	04/2019	CNH	47,451		7,037	2	(23)
	04/2019	DKK	1,015		156	3	0
	04/2019	KRW	1,474,725		1,301	2	0
	04/2019		$33	ARS	1,449	0	0
	04/2019		7	CHF	7	0	0
	04/2019		419	GBP	316	0	(7)
	04/2019		951	JPY	105,500	1	0
	04/2019		804	KRW	901,485	0	(10)
	04/2019		1,801	NGN	666,549	45	0
	04/2019		2,166	PLN	8,091	0	(58)
	05/2019		1,151	EUR	953	0	(77)
	06/2019	HKD	8,094		$1,034	0	0
	06/2019		$3,893	CNH	26,164	0	(2)
	06/2019		258	INR	18,540	6	0
	06/2019		4,605	KRW	5,208,391	0	(17)
	07/2019	CNH	33,805		$4,952	0	(74)
	07/2019		$5,154	CNH	35,376	106	0
	10/2019	INR	89,378		$1,216	0	(41)
	10/2019		$1,496	INR	110,081	53	0

IND	04/2019	CNH	3,170		$457	0	(14)

JPM	04/2019	ARS	11,819		294	21	0
	04/2019	AUD	5,762		4,089	0	(2)
	04/2019	CAD	1,615		1,210	3	(1)
	04/2019	CNH	21,304		3,144	0	(25)
	04/2019	EUR	1,099		1,253	20	0
	04/2019	GBP	936		1,235	16	0
	04/2019	JPY	344,900		3,123	11	0

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	04/2019	MXN	14,306		$744	$8	$0
	04/2019	NOK	29,466		3,429	21	(8)
	04/2019	NZD	5,452		3,733	20	0
	04/2019	PEN	1,392		421	2	0
	04/2019	SEK	42,644		4,590	11	(8)
	04/2019	TRY	3,100		537	0	(7)
	04/2019		$273	ARS	11,819	0	0
	04/2019		1,837	AUD	2,596	6	0
	04/2019		2,882	CHF	2,876	7	0
	04/2019		12,304	DKK	81,156	0	(110)
	04/2019		2,050	JPY	227,998	7	0
	04/2019		1,231	NOK	10,513	0	(12)
	04/2019		1,652	NZD	2,390	0	(24)
	04/2019		1,223	SEK	11,287	0	(9)
	05/2019	EUR	106,065		$119,405	114	0
	05/2019	TRY	1,544		265	0	0
	05/2019	ZAR	3,476		244	4	0
	06/2019	TRY	177	EUR	27	1	0
	07/2019	CNH	1,748		$257	0	(3)
	07/2019	DKK	78,466		11,986	100	0
	07/2019		$305	DKK	2,010	0	0
	07/2019		576	HUF	158,462	0	(18)

MSB	04/2019	CNY	29,944		$4,415	0	(42)
	04/2019		$6,679	CNH	45,509	90	0
	06/2019	EUR	17	TRY	110	0	(1)
	07/2019	CNH	4,566		$668	0	(11)
	03/2020	RON	1,096	EUR	221	0	0

MYI	04/2019	CAD	2,039		$1,532	6	0
	04/2019	CHF	2,473		2,451	0	(33)
	04/2019	DKK	775		118	2	0
	04/2019	EUR	3,255		3,710	58	0
	04/2019		$821	AUD	1,156	0	0
	04/2019		409	EUR	360	0	(5)
	04/2019		828	NOK	7,082	0	(7)
	04/2019		2,907	SEK	26,763	0	(28)
	06/2021		32	EUR	25	0	(2)

NGF	04/2019	CNH	3,896		$562	0	(17)
	04/2019		$240	IDR	3,427,744	0	0
	04/2019		510	KRW	573,240	0	(5)
	09/2019	TRY	1,259	EUR	185	10	0

RYL	04/2019	SEK	2,566		247	1	0

SCX	04/2019	BRL	35,692		$9,160	44	0
	04/2019	CAD	1,105		823	0	(4)
	04/2019	CNH	8,310		1,196	0	(40)
	04/2019	GBP	631		827	6	0
	04/2019	JPY	137,735		1,253	10	0
	04/2019	NGN	666,549		1,755	0	(91)
	04/2019	NZD	599		408	0	0
	04/2019	PEN	371		112	0	0
	04/2019	RUB	106,672		1,607	0	(15)
	04/2019	SEK	180,125		19,383	9	0
	04/2019		$9,531	BRL	35,692	0	(415)
	04/2019		1,565	CNH	10,793	40	0
	04/2019		808	EUR	714	0	(7)
	04/2019		16,960	GBP	12,811	0	(275)
	05/2019	GBP	12,811		$16,986	274	0
	05/2019		$674	CZK	15,350	0	(6)
	06/2019	IDR	16,984,669		$1,190	12	0
	06/2019		$1,359	HKD	10,627	0	(2)
	06/2019		144	IDR	2,076,146	0	0
	06/2019		3,651	TWD	112,168	0	(5)

SOG	04/2019	CAD	167		$124	0	(1)
	04/2019		$4,465	TRY	24,330	0	(192)
	05/2019	EUR	29,228		$32,862	0	(10)
	05/2019		$1,861	RUB	123,590	10	0
	07/2019	RON	3,274	EUR	672	0	(5)

SSB	04/2019		$592	SEK	5,505	0	0
	06/2019	MYR	2,500		$613	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	91

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
TOR	06/2019		$3,769	COP	11,764,327	$0	$(93)
	08/2019		2,931	MXN	57,516	0	(30)

UAG	04/2019		6,775	CAD	9,096	32	0
	04/2019		11,892	RUB	789,511	115	0
	05/2019	CAD	9,096		$6,780	0	(32)
	06/2019		$1,274	CNH	8,554	0	(1)

Total Forward Foreign Currency Contracts						$5,875	$(4,079)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC EUR versus SEK	SEK	10.250	09/04/2019	1,800	$13	$18

BRC	Call - OTC EUR versus USD	$	1.308	09/22/2021	400	25	7
	Put - OTC EUR versus USD		1.308	09/22/2021	400	29	49

GLM	Put - OTC EUR versus SEK	SEK	10.250	09/04/2019	1,800	11	18

HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	2,060	9	8
	Call - OTC EUR versus USD	$	1.195	04/25/2019	85,000	10	0
	Call - OTC USD versus INR	INR	82.000	10/16/2019	6,300	45	8

MSB	Call - OTC EUR versus USD	$	1.291	06/24/2021	367	22	7
	Put - OTC EUR versus USD		1.291	06/24/2021	367	27	41

MYI	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	1,626	6	6

Total Purchased Options						$197	$162

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	900	$(1)	$0

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	800	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	4,000	(3)	(3)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	900	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	900	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	900	(1)	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	1,200	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	500	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	900	(2)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	1,000	(2)	0

						$(13)	$(3)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	970	$ (16)	$ (49)
	Put - OTC GBP versus USD	$	1.315	06/14/2019	1,405	(45)	(43)

HUS	Put - OTC USD versus CNH	CNH	6.700	04/29/2019	2,100	(5)	(7)
	Call - OTC USD versus CNH		6.800	04/29/2019	2,100	(5)	(3)
	Put - OTC USD versus INR	INR	72.000	10/16/2019	2,100	(40)	(62)

MYI	Put - OTC USD versus CNH	CNH	6.675	04/11/2019	2,000	(5)	(2)
	Call - OTC USD versus CNH		6.775	04/11/2019	2,000	(5)	(2)
	Put - OTC USD versus MXN	MXN	18.500	05/23/2019	1,110	(6)	(1)

NGF	Call - OTC EUR versus TRY	TRY	7.300	09/04/2019	900	(25)	(71)

						$ (152)	$ (240)

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	9,900	$(87)	$0

DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	11,800	(89)	0

						$(176)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.460%	04/05/2019	3,600	$(6)	$(29)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.760	04/05/2019	3,600	(6)	0

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.460	04/05/2019	800	(1)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.760	04/05/2019	800	(1)	0

							$(14)	$(35)

Total Written Options							$(355)	$(278)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.109%	$200	$(7)	$1	$0	$(6)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	2,000	(72)	16	0	(56)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	1,500	(37)	(8)	0	(45)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	700	(13)	(6)	0	(19)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103	700	(24)	4	0	(20)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	1,800	(45)	(9)	0	(54)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	1,200	(42)	8	0	(34)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	1,300	(25)	(10)	0	(35)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	1,700	(59)	11	0	(48)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	700	(18)	(3)	0	(21)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	900	(22)	(5)	0	(27)

							$(364)	$(1)	$0	$(365)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BRC	Colombia Government International Bond	1.000%	Quarterly	12/20/2021	0.580%	$	100	$(4)	$5	$1	$0

CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751		100	(3)	(1)	0	(4)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		1,200	(12)	8	0	(4)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949		2,900	(93)	98	5	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.751		100	(5)	2	0	(3)

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.980		1,400	(21)	23	2	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949		1,700	(55)	58	3	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	1.460		400	(17)	11	0	(6)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984		700	(31)	(1)	0	(32)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.142		200	(13)	12	0	(1)

JPM	AP Moller - Maersk	1.000	Quarterly	06/20/2022	0.602	EUR	1,000	(5)	20	15	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710	$	200	(11)	6	0	(5)

								$(270)	$241	$26	$(55)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	93

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month EUR-LIBOR less 0.270% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	2,600	$2,943	$52	$(82)	$0	$(30)

GLM	Floating rate equal to 3-Month EUR-LIBOR less 0.283% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		15,700	17,769	295	(475)	0	(180)
	Floating rate equal to 3-Month EUR-LIBOR less 0.299% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		13,600	15,392	326	(483)	0	(157)

MYC	Floating rate equal to 3-Month EUR-LIBOR less 0.270% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		20,200	22,862	403	(635)	0	(232)

TOR	Floating rate equal to 3-Month EUR-LIBOR less 0.265% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		20,900	23,655	374	(613)	0	(239)

								$1,450	$(2,288)	$0	$(838)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.370%	Annual	06/20/2020	ILS	14,500	$0	$(12)	$0	$(12)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		3,000	0	42	42	0

BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		59,000	0	(50)	0	(50)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		12,700	0	162	162	0

CBK	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	05/18/2037	THB	29,000	0	78	78	0

GLM	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020	ILS	28,800	0	4	4	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		29,900	2	(27)	0	(25)
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		6,000	0	46	46	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		6,400	0	90	90	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		9,000	0	(7)	0	(7)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,900	0	27	27	0

JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020		32,000	0	(35)	0	(35)
	Pay	1-Year ILS-TELBOR	1.018	Annual	03/01/2024		40,600	0	77	77	0
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		6,900	0	111	111	0
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029	COP	1,026,400	0	(6)	0	(6)
	Pay	3-Month KRW-KORIBOR	1.795	Quarterly	03/20/2029	KRW	2,006,000	0	28	28	0

NGF	Pay	3-Month KRW-KORIBOR	1.725	Quarterly	03/20/2024		1,804,000	0	8	8	0

SCX	Pay	3-Month KRW-KORIBOR	1.795	Quarterly	03/20/2029		312,000	0	4	4	0

								$2	$540	$677	$(135)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	$	1,100	$8	$(28)	$0	$(20)
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019		1,300	0	(24)	0	(24)

									$8	$(52)	$0	$(44)

Total Swap Agreements									$826	$(1,560)	$703	$(1,437)

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$0	$0	$(248)	$0	$0	$(248)	$(248)	$0	$(248)
BOA	2,420	18	42	2,480	(162)	(29)	(18)	(209)	2,271	(2,070)	201
BPS	304	0	0	304	(341)	(3)	(101)	(445)	(141)	92	(49)
BRC	71	56	163	290	(101)	0	(143)	(244)	46	0	46
CBK	912	0	83	995	(1,003)	(92)	(75)	(1,170)	(175)	329	154
DUB	3	0	0	3	0	0	0	0	3	(40)	(37)
FBF	0	0	0	0	(60)	0	0	(60)	(60)	0	(60)
GLM	789	18	140	947	(239)	(6)	(362)	(607)	340	(540)	(200)
GST	0	0	5	5	0	0	(165)	(165)	(160)	0	(160)
HUS	284	16	27	327	(309)	(72)	(29)	(410)	(83)	0	(83)
IND	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
JPM	372	0	231	603	(227)	0	(73)	(300)	303	0	303
MSB	90	48	0	138	(54)	0	0	(54)	84	0	84
MYC	0	0	0	0	0	0	(232)	(232)	(232)	(340)	(572)
MYI	66	6	0	72	(75)	(5)	0	(80)	(8)	0	(8)
NGF	10	0	8	18	(22)	(71)	0	(93)	(75)	22	(53)
RYL	1	0	0	1	0	0	0	0	1	(10)	(9)
SCX	395	0	4	399	(860)	0	0	(860)	(461)	465	4
SOG	10	0	0	10	(208)	0	0	(208)	(198)	317	119
SSB	1	0	0	1	0	0	0	0	1	0	1
TOR	0	0	0	0	(123)	0	(239)	(362)	(362)	274	(88)
UAG	147	0	0	147	(33)	0	0	(33)	114	(330)	(216)

Total Over the Counter	$5,875	$162	$703	$6,740	$(4,079)	$(278)	$(1,437)	$(5,794)

(p)

Securities with an aggregate market value of $1,499 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	95

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	268	268
Swap Agreements	0	3	0	0	408	411

	$0	$3	$0	$0	$677	$680

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,875	$0	$5,875
Purchased Options	0	0	0	162	0	162
Swap Agreements	0	26	0	0	677	703

	$0	$26	$0	$6,037	$677	$6,740

	$0	$29	$0	$6,037	$1,354	$7,420

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	280	280
Swap Agreements	0	141	0	0	612	753

	$0	$141	$0	$0	$902	$1,043

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,079	$0	$4,079
Written Options	0	3	0	240	35	278
Swap Agreements	0	420	0	838	179	1,437

	$0	$423	$0	$5,157	$214	$5,794

	$0	$564	$0	$5,157	$1,116	$6,837

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(23)	$(23)
Written Options	0	0	0	0	67	67
Futures	0	0	0	0	(1,643)	(1,643)
Swap Agreements	0	(1,724)	0	0	8,062	6,338

	$0	$(1,724)	$0	$0	$6,463	$4,739

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,212	$0	$9,212
Purchased Options	0	0	0	1	0	1
Written Options	0	91	0	886	14	991
Swap Agreements	0	(117)	0	(886)	(99)	(1,102)

	$0	$(26)	$0	$9,213	$(85)	$9,102

	$0	$(1,750)	$0	$9,213	$6,378	$13,841

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	(457)	(457)
Swap Agreements	0	643	0	0	(7,026)	(6,383)

	$0	$643	$0	$0	$(7,481)	$(6,838)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,778	$0	$1,778
Purchased Options	0	0	0	42	0	42
Written Options	0	(12)	0	(306)	(25)	(343)
Swap Agreements	0	129	0	(2,460)	89	(2,242)

	$0	$117	$0	$(946)	$64	$(765)

	$0	$760	$0	$(946)	$(7,417)	$(7,603)

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$588	$0	$588
Australia
Non-Agency Mortgage-Backed Securities	0	465	0	465
Brazil
Corporate Bonds & Notes	0	4,039	0	4,039
Canada
Corporate Bonds & Notes	0	2,703	0	2,703
Non-Agency Mortgage-Backed Securities	0	1,822	0	1,822
Sovereign Issues	0	4,946	0	4,946
Cayman Islands
Asset-Backed Securities	0	11,916	0	11,916
Corporate Bonds & Notes	0	3,138	0	3,138
Colombia
Corporate Bonds & Notes	0	1,144	0	1,144
Sovereign Issues	0	375	0	375
Czech Republic
Sovereign Issues	0	261	0	261
Denmark
Corporate Bonds & Notes	0	11,908	0	11,908
France
Corporate Bonds & Notes	0	3,413	0	3,413
Sovereign Issues	0	394	0	394
Germany
Asset-Backed Securities	0	317	0	317
Corporate Bonds & Notes	0	3,807	0	3,807
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,932	0	1,932
Hong Kong
Corporate Bonds & Notes	0	2,915	0	2,915
India
Corporate Bonds & Notes	0	1,003	0	1,003
Indonesia
Corporate Bonds & Notes	0	208	0	208
Sovereign Issues	0	14,959	0	14,959
Ireland
Asset-Backed Securities	0	1,609	0	1,609
Corporate Bonds & Notes	0	4,087	0	4,087
Israel
Sovereign Issues	0	535	0	535
Italy
Corporate Bonds & Notes	0	2,282	0	2,282
Sovereign Issues	0	14,957	0	14,957
Japan
Corporate Bonds & Notes	0	5,448	0	5,448
Sovereign Issues	0	27,649	0	27,649
Kuwait
Sovereign Issues	0	6,030	0	6,030
Luxembourg
Asset-Backed Securities	0	449	0	449
Corporate Bonds & Notes	0	3,958	0	3,958
Malaysia
Sovereign Issues	0	526	0	526
Mexico
Sovereign Issues	0	1,381	0	1,381
Netherlands
Asset-Backed Securities	0	1,456	0	1,456
Corporate Bonds & Notes	0	5,887	0	5,887
Non-Agency Mortgage-Backed Securities	0	581	0	581
Norway
Corporate Bonds & Notes	0	1,608	0	1,608
Sovereign Issues	0	940	0	940
Peru
Sovereign Issues	0	7,478	0	7,478
Philippines
Sovereign Issues	0	417	0	417
Qatar
Sovereign Issues	0	5,098	0	5,098
Romania
Sovereign Issues	0	376	0	376
Saudi Arabia
Sovereign Issues	0	9,698	0	9,698

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Singapore
Corporate Bonds & Notes	$0	$1,787	$0	$1,787
Sovereign Issues	0	1,116	0	1,116
South Africa
Sovereign Issues	0	560	0	560
South Korea
Sovereign Issues	0	207	0	207
Spain
Corporate Bonds & Notes	0	433	0	433
Sovereign Issues	0	2,032	0	2,032
Sweden
Corporate Bonds & Notes	0	21,250	0	21,250
Switzerland
Corporate Bonds & Notes	0	7,253	0	7,253
Turkey
Sovereign Issues	0	1,009	0	1,009
United Arab Emirates
Corporate Bonds & Notes	0	595	0	595
Sovereign Issues	0	6,059	0	6,059
United Kingdom
Corporate Bonds & Notes	0	33,978	0	33,978
Non-Agency Mortgage-Backed Securities	0	14,233	0	14,233
Preferred Securities	0	258	0	258
Sovereign Issues	0	5,884	0	5,884
United States
Asset-Backed Securities	0	31,699	0	31,699
Corporate Bonds & Notes	0	63,691	0	63,691
Loan Participations and Assignments	0	387	0	387
Municipal Bonds & Notes	0	157	0	157
Non-Agency Mortgage-Backed Securities	0	16,051	0	16,051
U.S. Government Agencies	0	102,741	0	102,741
U.S. Treasury Obligations	0	43,748	0	43,748
Short-Term Instruments
Repurchase Agreements	0	7,093	0	7,093
Argentina Treasury Bills	0	6	0	6
Malaysia Treasury Bills	0	608	0	608
U.S. Treasury Bills	0	73	0	73

	$0	$537,611	$0	$537,611

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,046	$0	$0	$6,046

Total Investments	$6,046	$537,611	$0	$543,657

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(4,045)	$0	$(4,045)
Spain
Sovereign Issues	0	(2,604)	0	(2,604)

	$0	$(6,649)	$0	$(6,649)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	268	412	0	680
Over the counter	0	6,740	0	6,740

	$268	$7,152	$0	$7,420

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(280)	(763)	0	(1,043)
Over the counter	0	(5,794)	0	(5,794)

	$(280)	$(6,557)	$0	$(6,837)

Total Financial Derivative Instruments	$(12)	$595	$0	$583

Totals	$6,034	$531,557	$0	$537,591

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	97

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.8%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	5,090	$114
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		8,000	206

Total Argentina (Cost $707)			320

AUSTRALIA 0.7%

CORPORATE BONDS & NOTES 0.3%

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023		$700	699

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Liberty Funding Pty. Ltd.
3.216% due 01/25/2049	AUD	325	231

Puma
2.631% due 10/18/2045		524	372

Swan Trust
3.116% due 04/25/2041		486	346

			949

Total Australia (Cost $1,904)			1,648

BRAZIL 1.8%

CORPORATE BONDS & NOTES 0.8%

Petrobras Global Finance BV
5.999% due 01/27/2028		$700	710
7.250% due 03/17/2044		600	628
7.375% due 01/17/2027		800	885

			2,223

SOVEREIGN ISSUES 1.0%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2019 (d)	BRL	11,000	2,768

Total Brazil (Cost $5,011)			4,991

CANADA 4.3%

CORPORATE BONDS & NOTES 0.6%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$195	190

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		300	304

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		300	300

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	400	472

HSBC Bank Canada
3.300% due 11/28/2021		$400	406

			1,672

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Canadian Mortgage Pools
2.138% due 06/01/2020	CAD	363	272
2.338% due 07/01/2020		1,042	782
2.338% due 08/01/2020		345	258

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		279	211

			1,523

SOVEREIGN ISSUES 3.1%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)		462	433

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Alberta
2.350% due 06/01/2025	CAD	1,500	$1,134

Province of British Columbia
2.300% due 06/18/2026		1,000	755

Province of Ontario
2.600% due 06/02/2025		6,300	4,837

Province of Quebec
3.000% due 09/01/2023		1,500	1,172

			8,331

Total Canada (Cost $11,996)			11,526

CAYMAN ISLANDS 3.5%

ASSET-BACKED SECURITIES 2.9%

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		$200	199

Figueroa CLO Ltd.
3.483% due 06/20/2027 •		800	795
3.687% due 01/15/2027 •		800	799

Flagship CLO Ltd.
3.629% due 01/16/2026 •		800	799

Flagship Ltd.
3.881% due 01/20/2026 •		602	602

LCM LP
3.801% due 10/20/2027 •		700	699

Palmer Square Loan Funding Ltd.
3.584% due 11/15/2026 •		684	682

Sound Point CLO Ltd.
3.651% due 01/20/2028 •		800	797

Tralee CLO Ltd.
3.869% due 10/20/2028 •		700	696

Venture CLO Ltd.
3.667% due 04/15/2027		200	199

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •		700	700

Zais CLO Ltd.
3.937% due 04/15/2028 •		700	696

			7,663

CORPORATE BONDS & NOTES 0.6%

Ambac LSNI LLC
7.592% due 02/12/2023 •		1	1

Goodman HK Finance
4.375% due 06/19/2024		300	308

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	498

Sands China Ltd.
4.600% due 08/08/2023		300	310
5.125% due 08/08/2025		200	209
5.400% due 08/08/2028		200	210

			1,536

Total Cayman Islands (Cost $9,188)			9,199

DENMARK 3.6%

CORPORATE BONDS & NOTES 3.6%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	4,005	623
2.000% due 10/01/2047		6,067	949

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		2,360	367
2.000% due 10/01/2047		2,684	420
2.000% due 10/01/2050		5,084	793

Nykredit Realkredit A/S
1.500% due 10/01/2037		2,615	407
2.000% due 10/01/2047		9,976	1,558
2.500% due 10/01/2036		121	19
2.500% due 10/01/2047		30	5

Realkredit Danmark A/S
2.000% due 10/01/2047		29,043	4,540
2.500% due 07/01/2036		148	24
2.500% due 07/01/2047		74	12

Total Denmark (Cost $9,222)			9,717

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 4.9%

SOVEREIGN ISSUES 4.9%

France Government International Bond
2.000% due 05/25/2048 (j)	EUR	6,300	$8,279
3.250% due 05/25/2045 (j)		3,000	4,927

Total France (Cost $10,995)			13,206

GERMANY 1.7%

ASSET-BACKED SECURITIES 0.2%

Driver Multi-Compartment S.A.
0.033% due 02/21/2026 •	EUR	424	477

CORPORATE BONDS & NOTES 1.5%

Deutsche Bank AG
4.250% due 10/14/2021		$1,700	1,709

Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		800	797

Kreditanstalt fuer Wiederaufbau
5.000% due 03/19/2024	AUD	100	81

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		400	309
5.375% due 04/23/2024	NZD	1,500	1,177

			4,073

Total Germany (Cost $4,649)			4,550

GUERNSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,200	1,220

Total Guernsey, Channel Islands (Cost $1,198)			1,220

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%

AIA Group Ltd.
3.900% due 04/06/2028		$200	207

CNPC General Capital Ltd.
2.750% due 05/14/2019		400	400

Total Hong Kong (Cost $599)			607

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

ICICI Bank Ltd.
3.500% due 03/18/2020		$200	201

Total India (Cost $199)			201

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$200	208

Total Indonesia (Cost $199)			208

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.7%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	250	281

Dorchester Park CLO DAC
3.661% due 04/20/2028 •		$800	794

Toro European CLO DAC
0.900% due 10/15/2030 •	EUR	700	786

			1,861

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.4%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		$200	$200
4.625% due 10/30/2020		700	717

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		200	199

			1,116

Total Ireland (Cost $3,015)			2,977

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$300	304
4.125% due 01/17/2048		200	208

Total Israel (Cost $496)			512

ITALY 1.8%

CORPORATE BONDS & NOTES 0.2%

UniCredit SpA
7.830% due 12/04/2023		$600	669

SOVEREIGN ISSUES 1.6%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024 (j)	EUR	1,300	1,432
2.500% due 11/15/2025 (j)		1,000	1,154

Italy Government International Bond
6.000% due 08/04/2028	GBP	1,200	1,823

			4,409

Total Italy (Cost $5,028)			5,078

JAPAN 9.8%

CORPORATE BONDS & NOTES 1.1%

Central Nippon Expressway Co. Ltd.
3.278% (US0003M + 0.540%) due 08/04/2020 ~		$1,200	1,201

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		288	289

ORIX Corp.
3.250% due 12/04/2024		100	100

Sumitomo Mitsui Financial Group, Inc.
4.281% (US0003M + 1.680%) due 03/09/2021 ~		1,000	1,022

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	230

			2,842

SOVEREIGN ISSUES 8.7%

Japan Bank for International Cooperation
2.375% due 07/21/2022		$200	199
2.375% due 11/16/2022		200	199
3.250% due 07/20/2023		400	411
3.375% due 10/31/2023		400	413

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,600	1,583

Japan Government Forty Year Bond
0.800% due 03/20/2058	JPY	150,000	1,460

Japan Government International Bond
0.000% due 03/10/2028 (f)		221,234	2,083
0.500% due 09/20/2046		68,000	617
0.700% due 12/20/2048		250,000	2,376
1.400% due 09/20/2034		590,000	6,330
1.700% due 09/20/2032		700,000	7,695

			23,366

Total Japan (Cost $24,209)			26,208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 0.8%

SOVEREIGN ISSUES 0.8%

Kuwait International Government Bond
2.750% due 03/20/2022		$200	$200
3.500% due 03/20/2027		2,000	2,047

Total Kuwait (Cost $2,183)			2,247

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$500	529

Total Lithuania (Cost $525)			529

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	1,072	1,150

NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$400	401

Total Luxembourg (Cost $1,574)			1,551

MULTINATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%

Preferred Term Securities Ltd.
3.111% (US0003M + 0.500%) due 03/23/2035 ~		$1,406	1,336

Total Multinational (Cost $1,050)			1,336

NETHERLANDS 2.2%

ASSET-BACKED SECURITIES 0.4%

Accunia European CLO BV
0.000% due 07/15/2030 •(b)	EUR	250	280

Babson Euro CLO BV
0.512% due 10/25/2029 •		600	672

			952

CORPORATE BONDS & NOTES 1.8%

Cooperatieve Rabobank UA
3.470% (US0003M + 0.860%) due 09/26/2023 ~		$600	597
3.875% due 09/26/2023		800	825
6.625% due 06/29/2021 •(g)(h)	EUR	200	245
6.875% due 03/19/2020 (h)		500	598

ING Bank NV
2.625% due 12/05/2022		$2,000	2,001

Mylan NV
2.500% due 06/07/2019		110	110

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	100	131

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022		200	230

			4,737

Total Netherlands (Cost $5,710)			5,689

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.4%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,000	997

Total Norway (Cost $998)			997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.7%

SOVEREIGN ISSUES 1.7%

Peru Government International Bond
5.940% due 02/12/2029	PEN	10,400	$3,300
6.350% due 08/12/2028		4,200	1,371

Total Peru (Cost $4,371)			4,671

QATAR 1.7%

SOVEREIGN ISSUES 1.7%

Qatar Government International Bond
3.375% due 03/14/2024		$300	303
3.875% due 04/23/2023		1,200	1,236
4.000% due 03/14/2029		1,200	1,239
4.500% due 01/20/2022		200	208
4.500% due 04/23/2028		1,200	1,285
4.817% due 03/14/2049		200	211

Total Qatar (Cost $4,304)			4,482

SAUDI ARABIA 0.7%

SOVEREIGN ISSUES 0.7%

Saudi Government International Bond
3.250% due 10/26/2026		$500	487
4.000% due 04/17/2025		1,300	1,334

Total Saudi Arabia (Cost $1,784)			1,821

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
3.500% due 09/18/2027		$300	293

DBS Bank Ltd.
3.300% due 11/27/2021		200	203

Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~		400	401

Total Singapore (Cost $900)			897

SLOVENIA 0.7%

SOVEREIGN ISSUES 0.7%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,584	1,762

Total Slovenia (Cost $1,603)			1,762

SPAIN 2.0%

CORPORATE BONDS & NOTES 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)	EUR	200	230

SOVEREIGN ISSUES 1.9%

Autonomous Community of Catalonia
4.220% due 04/26/2035		100	122
4.900% due 09/15/2021		450	546
4.950% due 02/11/2020		1,100	1,277

Spain Government International Bond
1.400% due 07/30/2028 (j)		2,600	3,024

			4,969

Total Spain (Cost $5,042)			5,199

SUPRANATIONAL 1.2%

CORPORATE BONDS & NOTES 1.2%

African Development Bank
5.250% due 03/23/2022	AUD	4,200	3,272

Total Supranational (Cost $4,315)			3,272

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	99

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 5.1%

CORPORATE BONDS & NOTES 5.1%

Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	18,300	$2,039
2.250% due 09/21/2022		11,400	1,303

Nordea Hypotek AB
1.000% due 04/08/2022		30,900	3,403

Stadshypotek AB
4.500% due 09/21/2022		19,000	2,341

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		23,000	2,547
2.000% due 06/17/2026		6,000	690

Swedbank Hypotek AB
1.000% due 06/15/2022		13,100	1,443

Total Sweden (Cost $14,241)			13,766

SWITZERLAND 2.0%

CORPORATE BONDS & NOTES 1.8%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$1,000	1,074

UBS AG
2.200% due 06/08/2020		800	795
3.106% (US0003M + 0.480%) due 12/01/2020 ~		800	801
3.175% due 06/08/2020 •		1,200	1,205
5.125% due 05/15/2024 (h)		200	205
7.625% due 08/17/2022 (h)		600	660

			4,740

SOVEREIGN ISSUES 0.2%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	456

Total Switzerland (Cost $5,162)			5,196

UNITED ARAB EMIRATES 1.2%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$400	397

SOVEREIGN ISSUES 1.1%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		1,100	1,091
3.125% due 10/11/2027		1,900	1,890

			2,981

Total United Arab Emirates (Cost $3,333)			3,378

UNITED KINGDOM 11.6%

CORPORATE BONDS & NOTES 7.7%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$2,000	2,176

Barclays PLC
4.807% (US0003M + 2.110%) due 08/10/2021 ~		1,400	1,430
6.500% due 09/15/2019 •(g)(h)	EUR	1,600	1,815
7.000% due 09/15/2019 •(g)(h)	GBP	500	655
8.000% due 06/15/2024 •(g)(h)		$200	205

BAT International Finance PLC
1.625% due 09/09/2019		800	796
2.750% due 06/15/2020		400	399

British Telecommunications PLC
9.625% due 12/15/2030		400	573

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	100	137

Frontier Finance PLC
8.000% due 03/23/2022		1,000	1,291

Lloyds Bank PLC
4.875% due 03/30/2027		500	807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 03/24/2020	EUR	300	$356

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(g)(h)	GBP	500	653

Nationwide Building Society
3.766% due 03/08/2024 •		$300	299

Reckitt Benckiser Treasury Services PLC
3.162% (US0003M + 0.560%) due 06/24/2022 ~		500	496

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		300	302
4.152% (US0003M + 1.550%) due 06/25/2024 ~		600	592
4.519% due 06/25/2024 •		300	307
5.076% due 01/27/2030 •		700	738
7.500% due 08/10/2020 •(g)(h)		200	204
8.625% due 08/15/2021 •(g)(h)		400	427

Santander UK Group Holdings PLC
2.875% due 08/05/2021		2,700	2,680
6.750% due 06/24/2024 •(g)(h)	GBP	500	661
7.375% due 06/24/2022 •(g)(h)		300	403

Tesco PLC
6.125% due 02/24/2022		117	169

Tesco Property Finance PLC
5.411% due 07/13/2044		289	441

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		400	526

Virgin Money PLC
2.250% due 04/21/2020		800	1,047

			20,585

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

Eurosail PLC
1.793% due 06/13/2045 •		1,004	1,298

Lanark Master Issuer PLC
1.698% (BP0003M + 0.820%) due 12/22/2069 ~		500	654

Residential Mortgage Securities PLC
1.787% due 12/20/2046 •		497	648
2.037% due 09/20/2065 •		478	624

Ripon Mortgages PLC
1.659% due 08/20/2056 •		1,856	2,408

Stanlington PLC
1.845% due 06/12/2046 •		941	1,223

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)		800	1,042

Towd Point Mortgage Funding PLC
2.059% due 02/20/2054 •		1,276	1,665

Uropa Securities PLC
1.043% due 06/10/2059 •		261	326
1.193% due 06/10/2059 •		60	74
1.393% due 06/10/2059 •		47	58
1.593% due 06/10/2059 •		50	62

			10,082

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,110	210

Total United Kingdom (Cost $30,661)			30,877

		PRINCIPAL AMOUNT (000S)
UNITED STATES 57.0%

ASSET-BACKED SECURITIES 3.9%

Amortizing Residential Collateral Trust
3.186% due 10/25/2031 •		$14	14

AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.426% due 06/25/2029 •		54	52

Bear Stearns Asset-Backed Securities Trust
3.131% due 11/25/2035 ^•		28	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.146% due 10/25/2032 •		$5	$5
3.286% due 10/27/2032 •		20	20

Citigroup Global Markets Mortgage Securities, Inc.
3.836% due 01/25/2032 •		31	31

Countrywide Asset-Backed Certificates
2.826% due 12/25/2036 ^•		32	17

Countrywide Asset-Backed Certificates Trust
4.693% due 10/25/2035 ~		39	40

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •		13	13

First Franklin Mortgage Loan Trust
2.601% due 07/25/2036 •		699	658

GSAMP Trust
3.131% due 11/25/2035 ^•		3,145	2,337

Home Equity Mortgage Loan Asset-Backed Trust
2.606% due 04/25/2037 •		2,655	1,960

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^Ø		401	204

Morgan Stanley ABS Capital, Inc. Trust
2.596% due 03/25/2037 •		1,769	914
2.611% due 07/25/2036 •		101	89

Morgan Stanley Home Equity Loan Trust
2.836% due 04/25/2037 •		292	193

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^Ø		755	439

Residential Asset Mortgage Products Trust
3.046% due 06/25/2032 •		11	11

SG Mortgage Securities Trust
2.636% due 10/25/2036 •		2,900	2,613

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	261	293

Soundview Home Loan Trust
2.736% due 11/25/2036 •		$700	654

			10,585

CORPORATE BONDS & NOTES 11.7%

Allergan Sales LLC
5.000% due 12/15/2021		200	208

Ally Financial, Inc.
3.750% due 11/18/2019		300	302

American Honda Finance Corp.
3.083% (US0003M + 0.350%) due 11/05/2021 ~		200	200

American Tower Corp.
1.950% due 05/22/2026	EUR	100	116

AT&T, Inc.
1.800% due 09/05/2026		800	937
3.376% (US0003M + 0.750%) due 06/01/2021 ~		$500	502
3.737% (US0003M + 0.950%) due 07/15/2021 ~		1,400	1,417
3.777% (US0003M + 1.180%) due 06/12/2024 ~		500	496

Bank of America Corp.
5.875% due 03/15/2028 •(g)		500	508

BAT Capital Corp.
3.222% due 08/15/2024		400	392
3.283% due 08/14/2020 •		200	200
4.390% due 08/15/2037		400	362

Bayer U.S. Finance LLC
3.232% (US0003M + 0.630%) due 06/25/2021 ~		200	198
3.500% due 06/25/2021		300	301
3.621% (US0003M + 1.010%) due 12/15/2023 ~		400	394
4.250% due 12/15/2025		200	203

BP Capital Markets America, Inc.
3.790% due 02/06/2024		400	416

Campbell Soup Co.
3.300% due 03/15/2021		200	201
3.650% due 03/15/2023		200	203

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	102

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
4.464% due 07/23/2022		$600	$621

Comcast Corp.
2.922% (US0003M + 0.330%) due 10/01/2020 ~		700	701

Conagra Brands, Inc.
3.511% (US0003M + 0.750%) due 10/22/2020 ~		200	200

Continental Resources, Inc.
4.375% due 01/15/2028		200	206

CVS Health Corp.
3.350% due 03/09/2021		100	101
3.700% due 03/09/2023		100	102

Dell International LLC
4.420% due 06/15/2021		200	205

DISH DBS Corp.
5.125% due 05/01/2020		600	605

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		400	400

EMC Corp.
2.650% due 06/01/2020		100	99

Emera U.S. Finance LP
2.700% due 06/15/2021		300	298

EPR Properties
4.500% due 06/01/2027		500	505

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	225
1.700% due 06/30/2022	GBP	200	258

Ford Motor Credit Co. LLC
0.060% due 12/01/2021 •	EUR	1,000	1,074
0.122% due 05/14/2021 •		300	326
2.597% due 11/04/2019		$200	200

GATX Corp.
2.500% due 07/30/2019		100	100
3.453% (US0003M + 0.720%) due 11/05/2021 ~		200	199

General Electric Co.
1.875% due 05/28/2027	EUR	900	1,023

General Mills, Inc.
3.319% (US0003M + 0.540%) due 04/16/2021 ~		$100	100

General Motors Financial Co., Inc.
0.241% due 03/26/2022 •	EUR	100	110
3.647% (US0003M + 0.850%) due 04/09/2021 ~		$100	99

GLP Capital LP
5.300% due 01/15/2029		500	527

Huntsman International LLC
5.125% due 11/15/2022		300	314

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		400	401

Kilroy Realty LP
3.450% due 12/15/2024		100	99

Kinder Morgan, Inc.
5.000% due 02/15/2021		600	621

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~		600	598

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		200	200

Morgan Stanley
3.247% (US0003M + 0.550%) due 02/10/2021 ~		800	801

Navient Corp.
8.000% due 03/25/2020		300	313

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~		900	900
3.029% (US0003M + 0.400%) due 08/21/2020 ~		500	499

Reynolds American, Inc.
3.250% due 06/12/2020		400	401

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	$300	$297

Southern Co.
2.950% due 07/01/2023	1,000	998

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	100	97

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~	100	100

Spirit AeroSystems, Inc.
3.411% (US0003M + 0.800%) due 06/15/2021 ~	100	99
3.950% due 06/15/2023	100	102

Springleaf Finance Corp.
6.000% due 06/01/2020	1,200	1,239
8.250% due 12/15/2020	1,000	1,076

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	200	203

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~	500	498

Verizon Communications, Inc.
4.329% due 09/21/2028	693	735

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	400	398
3.458% (US0003M + 0.770%) due 11/13/2020 ~	300	301
3.638% (US0003M + 0.940%) due 11/12/2021 ~	300	301
3.875% due 11/13/2020	200	203
4.000% due 11/12/2021	200	204

Wells Fargo & Co.
3.974% (US0003M + 1.230%) due 10/31/2023 ~	1,900	1,931

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	800	803
3.550% due 04/01/2025	600	593

		31,267

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~	395	387

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~	1,264	1,258

		1,645

MUNICIPAL BONDS & NOTES 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	500	635

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.4%

Adjustable Rate Mortgage Trust
4.193% due 09/25/2035 ^~	38	36

American Home Mortgage Assets Trust
2.676% (US0001M + 0.190%) due 05/25/2046 ^~	731	675

American Home Mortgage Investment Trust
4.236% due 10/25/2034 •	27	27

Banc of America Funding Trust
4.660% due 01/20/2047 ^~	57	55
4.668% due 02/20/2036 ~	295	292

Banc of America Mortgage Trust
4.131% due 05/25/2035 ^~	337	338

BCAP LLC Trust
3.072% due 01/26/2047 •	158	147
4.230% due 02/26/2036 ~	17	17
5.250% due 04/26/2037	265	226
5.250% due 08/26/2037 ~	123	126

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
3.446% due 05/25/2034 ~	$29	$27
4.265% due 05/25/2047 ^~	185	173
4.354% due 08/25/2033 ~	4	4
4.398% due 08/25/2033 ~	33	33
4.547% due 10/25/2033 ~	25	25
4.547% due 05/25/2034 ~	58	57
4.683% due 02/25/2034 ~	4	5
4.714% due 11/25/2034 ~	38	38

Bear Stearns ALT-A Trust
3.982% due 11/25/2036 ^~	160	144
4.262% due 09/25/2035 ^~	367	304

Bear Stearns Structured Products, Inc. Trust
4.335% due 01/26/2036 ^~	623	564

Chase Mortgage Finance Trust
3.677% due 07/25/2037 ~	38	35
4.621% due 02/25/2037 ~	78	79

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	24	23

Citigroup Global Markets Mortgage Securities, Inc.
2.986% due 05/25/2032 •	6	6

Citigroup Mortgage Loan Trust
4.273% due 09/25/2037 ^~	685	662
4.455% due 08/25/2035 ~	53	53

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.220% due 09/25/2035 ^~	783	723

Countrywide Alternative Loan Trust
2.676% due 09/25/2046 ^•	672	623
2.696% due 07/25/2046 ^•	35	32
2.816% due 09/25/2035 •	703	577
2.836% due 05/25/2037 ^•	204	108
3.897% due 11/25/2035 •	146	134
4.437% due 11/25/2035 •	112	106
4.465% due 02/25/2037 ^~	284	277
5.250% due 06/25/2035 ^	67	62
6.000% due 01/25/2037 ^	437	363
6.250% due 12/25/2036	1,217	840
6.250% due 08/25/2037 ^	103	85

Countrywide Home Loan Mortgage Pass-Through Trust
3.126% due 03/25/2035 •	799	737
3.146% due 02/25/2035 •	144	146
3.246% due 09/25/2034 •	7	7
3.923% due 08/25/2034 ^~	15	14
4.052% due 11/25/2035 ^~	12	11
4.272% due 11/25/2034 ~	71	71
4.329% due 04/20/2035 ~	11	11

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	10	10

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~	9	9

DBUBS Mortgage Trust
0.307% due 11/10/2046 ~(a)	4,700	27
0.705% due 11/10/2046 ~(a)	3,269	25

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~	49	41

GMAC Mortgage Corp. Loan Trust
4.508% due 06/25/2034 ~	10	10

GreenPoint Mortgage Funding Trust
2.666% due 01/25/2037 •	180	170
2.686% due 10/25/2046 ^•	1,025	886
2.696% due 04/25/2036 •	228	214

GreenPoint Mortgage Funding Trust Pass-Through Certificates
5.164% due 10/25/2033 ~	6	6

GS Mortgage Securities Trust
1.959% due 11/10/2045 ~(a)	4,194	246

GSR Mortgage Loan Trust
4.300% due 03/25/2033 •	24	23
4.521% due 09/25/2035 ~	34	35

HarborView Mortgage Loan Trust
2.662% due 07/19/2046 ^•	856	659
2.672% due 09/19/2037 •	331	317
3.247% due 12/19/2036 ^•	380	368
4.115% due 07/19/2035 ^~	25	23

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	101

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
2.676% due 09/25/2046 •	$768	$692
2.686% due 11/25/2046 •	971	889
4.276% due 12/25/2034 ~	23	23

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	3	2

JPMorgan Chase Commercial Mortgage Securities Trust
1.000% due 12/15/2047 ~(a)	12,546	398

JPMorgan Mortgage Trust
4.171% due 11/25/2033 ~	29	29
4.304% due 11/25/2035 ^~	31	29

Luminent Mortgage Trust
2.656% due 12/25/2036 •	1,280	1,219

MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•	157	32

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •	109	106

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •	33	32
4.361% due 02/25/2033 ~	47	46

Morgan Stanley Bank of America Merrill Lynch Trust
1.066% due 05/15/2046 ~(a)	10,479	378

OBX Trust
3.136% due 06/25/2057 •	140	140

Residential Accredit Loans, Inc. Trust
2.636% due 02/25/2047 •	406	233

Residential Asset Securitization Trust
2.936% due 12/25/2036 ^•	184	54
6.500% due 08/25/2036 ^	455	240

Residential Funding Mortgage Securities, Inc. Trust
4.489% due 09/25/2035 ^~	60	50
6.500% due 03/25/2032	5	5

Sequoia Mortgage Trust
2.838% due 07/20/2033 •	152	147
3.182% due 10/19/2026 •	42	42
4.715% due 04/20/2035 ~	362	379

Structured Adjustable Rate Mortgage Loan Trust
4.458% due 09/25/2034 ~	45	46
4.554% due 04/25/2034 ~	71	73
4.570% due 02/25/2034 ~	40	40

Structured Asset Mortgage Investments Trust
2.676% due 07/25/2046 ^•	184	153
2.696% due 05/25/2036 •	348	322
2.732% due 07/19/2035 •	502	493
3.062% due 07/19/2034 •	38	38

Structured Asset Securities Corp.
2.766% due 01/25/2036 •	141	131

Structured Asset Securities Corp. Mortgage Loan Trust
2.776% due 10/25/2036 •	315	280

Thornburg Mortgage Securities Trust
3.994% due 06/25/2037 •	562	528
4.044% due 06/25/2047 ^•	383	356

UBS-Barclays Commercial Mortgage Trust
1.637% due 12/10/2045 ~(a)	11,698	555

UBS-Citigroup Commercial Mortgage Trust
2.179% due 01/10/2045 ~(a)	3,084	133

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 09/25/2046 •	1,205	1,211
2.625% due 10/25/2046 •	39	37
2.625% due 11/25/2046 •	363	359
2.796% due 01/25/2045 •	152	153
3.066% due 07/25/2045 •	256	255
3.865% due 08/25/2046 ^~	564	545

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.934% due 04/25/2035 ~	$584	$595
3.970% due 09/25/2036 ~	109	108
4.128% due 06/25/2033 ~	22	22
4.175% due 08/25/2034 ~	185	188
4.467% due 03/25/2035 ~	125	127
4.548% due 03/25/2033 ~	163	166
4.809% due 03/25/2034 ~	104	106

Washington Mutual Mortgage Pass-Through Certificates Trust
3.337% due 07/25/2046 ^•	212	156

Wells Fargo Mortgage-Backed Securities Trust
5.750% due 02/25/2037	30	28

Wells Fargo Mortgage-Backed Securities Trust
4.881% due 06/25/2035 ~	240	248

Wells Fargo-RBS Commercial Mortgage Trust
1.207% due 03/15/2045 ~(a)	10,114	383

		25,167

U.S. GOVERNMENT AGENCIES 24.5%

Fannie Mae
2.886% due 06/25/2036 •	35	35
2.986% due 10/25/2040 - 11/25/2040 •	423	424
3.490% due 12/01/2020	843	855
3.996% due 03/01/2024 •	2	2
4.284% due 12/01/2034 •	55	57
4.303% due 05/01/2035 •	30	31
4.500% due 08/01/2023 - 06/01/2044	437	460
4.722% due 11/01/2034 •	480	509
4.742% due 11/01/2023 •	1	1
6.500% due 11/01/2036	66	67

Fannie Mae, TBA
3.500% due 05/01/2034 - 05/01/2049	39,500	40,031
4.000% due 05/01/2049	20,200	20,763

Freddie Mac
0.839% due 09/25/2022 ~(a)	4,812	116
0.994% due 11/25/2022 ~(a)	5,702	170
1.260% due 08/25/2019 ~(a)	7,417	23
1.343% due 11/25/2019 ~(a)	6,843	46
1.592% due 01/15/2038 ~(a)	564	32
2.859% due 01/15/2038	564	561
3.084% due 12/15/2037 •	91	92
3.084% due 07/15/2040	363	366
3.597% due 10/25/2044 •	951	962
4.602% due 02/01/2029 •	27	28
4.606% due 05/01/2023 •	4	4
4.704% due 04/01/2037 •	14	14
6.000% due 12/15/2024	22	23
7.400% due 02/01/2021	1	1

Ginnie Mae
3.375% (H15T1Y + 1.500%) due 02/20/2024 ~	23	24
3.375% due 01/20/2030 •	13	14
3.625% (H15T1Y + 1.500%) due 05/20/2022 - 06/20/2023 ~	7	7
3.625% due 05/20/2028 - 05/20/2030 •	29	29
3.750% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	22	22
4.125% (H15T1Y + 1.500%) due 12/20/2023 - 12/20/2025 ~	7	7
4.125% due 11/20/2026 - 12/20/2026 •	7	7

		65,783

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 6.7%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024 (l)		$636	$629
0.500% due 01/15/2028		4,796	4,789
0.625% due 04/15/2023		304	306
0.625% due 01/15/2026 (n)		106	107
1.000% due 02/15/2048		2,450	2,508
1.375% due 02/15/2044		540	598
2.000% due 01/15/2026		571	630
2.500% due 01/15/2029 (l)		879	1,043
3.875% due 04/15/2029		459	607

U.S. Treasury Notes
2.625% due 06/15/2021 (n)		200	202
2.875% due 04/30/2025 (j)		6,400	6,613

			18,032

Total United States (Cost $148,785)			153,114

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (i) 1.4%
			3,811

ARGENTINA TREASURY BILLS 0.0%
49.507% due 06/28/2019 (d)(e)	ARS	640	16

MALAYSIA TREASURY BILLS 0.1%
3.271% due 06/19/2019 (c)(d)	MYR	1,600	389

U.S. TREASURY BILLS 0.0%
2.421% due 04/18/2019 (d)(e)(n)		$131	131

Total Short-Term Instruments (Cost $4,333)			4,347

Total Investments in Securities (Cost $329,489)			337,299

		SHARES
INVESTMENTS IN AFFILIATES 4.3%

SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%

PIMCO Short Asset Portfolio		142,867	1,421

PIMCO Short-Term Floating NAV Portfolio III		1,018,275	10,070

Total Short-Term Instruments (Cost $11,500)			11,491

Total Investments in Affiliates (Cost $11,500)			11,491

Total Investments 130.1% (Cost $340,989)			$348,790

Financial Derivative Instruments (k)(m) 0.0% (Cost or Premiums, net $1,643)			2

Other Assets and Liabilities, net (30.1)%			(80,651)

Net Assets 100.0%			$268,141

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019		$633	U.S. Treasury Notes 2.625% due 07/15/2021	$(649)	$633	$633
MEI	1.710	03/07/2019	04/08/2019	CAD	3,321	Canada Government International Bond 2.750% due 12/01/2048	(2,614)	2,485	2,488
	1.710	03/11/2019	04/08/2019		926	Canada Government International Bond 2.750% due 12/01/2048	(721)	693	694

Total Repurchase Agreements							$(3,984)	$3,811	$3,815

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.330)%	01/22/2019	04/17/2019	EUR	(3,623)	$(4,061)
IND	(0.450)	01/22/2019	04/17/2019		(6,293)	(7,053)
	(0.420)	01/22/2019	04/17/2019		(3,922)	(4,396)
JPS	2.630	02/05/2019	05/06/2019		$(1,991)	(1,999)

Total Reverse Repurchase Agreements						$(17,509)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.640%	01/23/2019	04/23/2019	$(4,546)	$(4,569)

Total Sale-Buyback Transactions					$(4,569)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (1.3)%
Sovereign Issues (1.3)%
Canadian Government Bond	2.750%	12/01/2048	CAD	3,900	$(3,313)	$(3,506)
United States (0.3)%
U.S. Government Agencies (0.3)%
Fannie Mae, TBA	4.500	05/01/2049		$800	(829)	(833)

Total Short Sales (1.6)%					$(4,142)	$(4,339)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	103

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(4,061)	$0	$0	$(4,061)	$4,119	$58
FICC	633	0	0	0	633	(649)	(16)
IND	0	(11,449)	0	0	(11,449)	11,139	(310)
JPS	0	(1,999)	0	0	(1,999)	2,010	11
MEI	3,182	0	0	0	3,182	(3,334)	(152)

Master Securities Forward Transaction Agreement
BPS	0	0	0	(3,506)	(3,506)	0	(3,506)
UBS	0	0	(4,569)	0	(4,569)	4,603	34

Total Borrowings and Other Financing Transactions	$3,815	$(17,509)	$(4,569)	$(3,506)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(15,510)	$0	$0	$(15,510)
U.S. Treasury Obligations	0	0	(1,999)	0	(1,999)

Total	$0	$(15,510)	$(1,999)	$0	$(17,509)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(4,569)	0	0	(4,569)

Total	$0	$(4,569)	$0	$0	$(4,569)

Total Borrowings	$0	$(20,079)	$(1,999)	$0	$(22,078)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(22,078)

(j)	Securities with an aggregate market value of $22,821 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(34,790) at a weighted average interest rate of 0.921%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(7) of deferred price drop.
(4)	Payable for short sales includes $27 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.500	05/24/2019	36	$36	$1	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	7	7	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	77	77	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.000	05/24/2019	3	3	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	115.000	05/24/2019	4	4	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	115.500	05/24/2019	11	11	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.625	05/24/2019	10	20	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.750	05/24/2019	1	2	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.500	05/24/2019	24	24	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.000	05/24/2019	28	28	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	4	4	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	493	493	4	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	109.000	05/24/2019	7	7	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	125.000	05/24/2019	35	35	0	0

Total Purchased Options					$6	$1

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$123.000	04/26/2019	18	$18	$(2)	$(2)
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	125.000	04/26/2019	18	18	(6)	(5)

Total Written Options					$(8)	$(7)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2019	406	$98,917	$58	$0	$(15)
Australia Government 3-Year Note June Futures	06/2019	285	22,997	130	16	(16)
Australia Government 10-Year Bond June Futures	06/2019	98	9,641	201	39	(39)
Call Options Strike @ EUR 153.000 on United Kingdom Long Gilt June 2019 Futures	05/2019	36	0	(1)	0	0
Call Options Strike @ EUR 159.000 on Euro-Bobl June 2019 Futures	05/2019	66	1	0	0	0
Call Options Strike @ EUR 175.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	350	4	0	0	0
Euro-Bobl June Futures	06/2019	166	24,792	214	7	(30)
Euro-Buxl 30-Year Bond June Futures	06/2019	9	1,935	95	0	(13)
Put Options Strike @ EUR 127.750 on Euro-Bobl June 2019 Futures	05/2019	166	1	0	0	0
U.S. Treasury 2-Year Note June Futures	06/2019	11	2,344	9	0	(2)
U.S. Treasury 5-Year Note June Futures	06/2019	527	61,041	540	0	(119)
U.S. Treasury 10-Year Note June Futures	06/2019	120	14,906	153	0	(34)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	35	5,880	193	0	(13)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	394	63,613	202	3	0

				$1,794	$65	$(281)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	12/2019	106	$(25,856)	$(114)	$36	$0
90-Day Eurodollar March Futures	03/2020	97	(23,689)	(58)	18	0
Call Options Strike @ EUR 164.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	8	(22)	(18)	2	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	9	(19)	(12)	3	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	8	(14)	(8)	2	0
Euro-BTP Italy Government Bond June Futures	06/2019	49	(7,116)	(168)	29	0
Euro-Bund 10-Year Bond June Futures	06/2019	82	(15,301)	(335)	23	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	309	(56,385)	(1,316)	114	0
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	17	(1)	5	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	394	(63,578)	(333)	0	(3)
United Kingdom Long Gilt June Futures	06/2019	161	(27,128)	(429)	13	(19)

				$(2,786)	$240	$(22)

Total Futures Contracts				$(992)	$305	$(303)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.106%	EUR	300	$(10)	$4	$(6)	$0	$0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	1.631		$300	(47)	16	(31)	0	(1)
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.218	EUR	200	(6)	3	(3)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.181		$1,400	(38)	18	(20)	0	0

							$(101)	$41	$(60)	$0	$(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	105

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR	100	$2	$0	$2	$0	$0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.534	$	300	7	(3)	4	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.549	EUR	500	15	4	19	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.649		600	(20)	(6)	(26)	1	0

							$4	$(5)	$(1)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches										Asset	Liability
CDX.IG-29 5-Year Index	(1.000)%	Quarterly	12/20/2022	$		22,500	$(408)	$(55)	$(463)	$0	$(17)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023			16,800	(267)	(64)	(331)	0	(20)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		EUR	2,500	(78)	15	(63)	0	(4)
iTraxx Europe Senior 30 5-Year Index	(1.000)	Quarterly	12/20/2023			1,000	3	(19)	(16)	0	(2)

							$(750)	$(123)	$(873)	$0	$(43)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023		$8,700	$(409)	$105	$(304)	$11	$0
iTraxx Europe Main 31 5-Year Index	1.000	Quarterly	06/20/2024	EUR	100	2	0	2	0	0

						$(407)	$105	$(302)	$11	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$34,000	$(1)	$3	$2	$0	$0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	12,700	0	1	1	1	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	4,800	0	3	3	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	3,500	0	3	3	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	17,500	2	8	10	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	9,500	0	0	0	0	0

					$1	$18	$19	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025		700	$0	$(30)	$(30)	$2	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		2,200	1	(94)	(93)	5	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		700	0	(30)	(30)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		700	0	(30)	(30)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		700	0	(31)	(31)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		1,400	0	(62)	(62)	3	0
Receive	1-Year BRL-CDI	6.370	Maturity	01/02/2020	BRL	113,200	0	30	30	5	0
Receive	1-Year BRL-CDI	6.450	Maturity	01/02/2020		163,300	(2)	20	18	8	0
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026	CAD	1,900	14	(36)	(22)	10	0
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		7,200	369	(300)	69	37	0
Pay(6)	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		4,000	60	54	114	0	(23)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		3,300	(33)	274	241	0	(38)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		900	0	37	37	0	(10)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,400	(14)	45	31	0	(3)

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	06/20/2020	$	29,700	$581	$(424)	$157	$16	$0
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021		9,400	68	54	122	0	(9)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		7,600	55	(86)	(31)	14	0
Pay(6)	3-Month USD-LIBOR	2.970	Semi-Annual	05/31/2023		100	0	3	3	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		8,400	338	(282)	56	16	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		38,900	805	(36)	769	80	0
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		5,500	168	20	188	0	(12)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		2,200	(63)	(34)	(97)	5	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		13,900	(522)	729	207	0	(35)
Pay	3-Month USD-LIBOR	3.200	Semi-Annual	10/11/2028		1,800	(6)	143	137	0	(5)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		300	7	10	17	0	(1)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		500	(12)	(14)	(26)	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		4,700	(52)	(113)	(165)	14	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,100	237	(199)	38	6	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		9,100	246	(1,065)	(819)	30	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		100	(4)	(4)	(8)	0	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		1,900	(115)	(22)	(137)	6	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027	ZAR	5,200	15	0	15	1	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	09/18/2021	EUR	5,600	14	7	21	0	(3)
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024		38,200	212	761	973	0	(72)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		26,200	109	133	242	0	(52)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/08/2029		5,700	(27)	51	24	0	(13)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		14,400	64	729	793	0	(60)
Pay(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		9,000	79	124	203	0	(38)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		14,000	(54)	(622)	(676)	290	0
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020	GBP	24,600	70	136	206	3	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021		5,800	(21)	26	5	2	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		24,600	(11)	(159)	(170)	1	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2024		2,600	42	29	71	0	0
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024		3,700	9	(47)	(38)	1	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		6,200	45	161	206	0	(1)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		100	(2)	7	5	0	(1)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/17/2021	JPY	520,000	(76)	11	(65)	0	(1)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		2,250,000	(66)	217	151	12	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		70,000	3	(18)	(15)	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		190,000	13	(52)	(39)	0	(4)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		816,000	(167)	(62)	(229)	0	(17)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		1,590,000	(5)	(467)	(472)	0	(34)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,788,000	(173)	(424)	(597)	0	(43)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		730,496	95	(570)	(475)	0	(41)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		273,000	(71)	(265)	(336)	0	(32)
Pay	6-Month JPY-LIBOR	0.724	Semi-Annual	01/24/2049		99,000	18	33	51	9	0

							$2,241	$(1,734)	$507	$583	$(549)

Total Swap Agreements							$988	$(1,698)	$(710)	$596	$(593)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$305	$596	$902	$(7)	$(303)	$(593)	$(903)

(l)

Securities with an aggregate market value of $1,662 and cash of $5,967 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	107

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	AUD	1,119		$790	$0	$(5)
	04/2019	BRL	2,151		559	10	0
	04/2019	MXN	101,683		5,233	5	0
	04/2019		$552	BRL	2,151	0	(3)
	04/2019		69,010	EUR	61,317	0	(228)
	05/2019	EUR	62,240		$70,243	241	0
	05/2019	SEK	4,480		482	0	(1)
	05/2019		$1,489	EUR	1,310	0	(14)
	05/2019		1,232	JPY	136,300	3	0
	05/2019		261	NOK	2,220	0	(3)
	05/2019		583	SEK	5,400	0	0
	06/2019	ILS	586		$163	0	0
	06/2019		$5,332	MXN	104,778	0	(6)
	07/2019	RON	9,757	EUR	2,006	0	(11)
	03/2020		1,274		257	0	0

BPS	04/2019	ARS	5,762		$145	12	0
	04/2019	CNH	5,071		731	0	(23)
	04/2019	GBP	157		206	2	0
	04/2019	PEN	15,518		4,694	23	0
	04/2019	TRY	297		52	0	0
	04/2019		$133	ARS	5,762	0	0
	04/2019		412	AUD	579	0	(1)
	04/2019		154	CAD	206	0	0
	04/2019		1,419	CNH	9,787	37	0
	04/2019		132	GBP	100	0	(2)
	04/2019		783	INR	53,927	0	(9)
	04/2019		393	NZD	576	0	(1)
	04/2019		163	TRY	925	2	0
	05/2019		15	ARS	698	0	0
	05/2019		388	TRY	2,178	0	(15)
	06/2019	INR	159,086		$2,204	0	(64)
	06/2019	TRY	1,043		180	4	0
	07/2019		$703	CNH	4,819	13	0
	07/2019		395	RON	1,663	0	(6)
	08/2019		2,806	MXN	55,052	0	(29)
	09/2019	EUR	42	TRY	285	0	(2)
	03/2020	RON	1,110	EUR	224	0	0
BRC	04/2019	CLP	1,845		$3	0	0
	04/2019	MXN	34,873		1,810	17	0
	04/2019	TRY	4,542		781	0	(17)
	04/2019		$2,385	EUR	2,102	0	(27)
	05/2019	SEK	1,005		$109	0	0
	05/2019		$213	EUR	188	0	(2)
	05/2019		6,061	JPY	665,100	0	(39)

CBK	04/2019	CNH	8,086		$1,193	0	(9)
	04/2019	DKK	56,012		8,618	202	0
	04/2019	EUR	1,057		1,189	3	0
	04/2019	GBP	1,048		1,380	15	0
	04/2019	MXN	12,555		650	4	0
	04/2019	NOK	13,666		1,581	0	(3)
	04/2019	PEN	99		30	0	0
	04/2019		$3	ARS	151	0	0

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019		$2,157	AUD	3,040	$4	$(2)
	04/2019		1,590	CAD	2,087	0	(28)
	04/2019		3,283	GBP	2,491	0	(39)
	04/2019		784	JPY	87,531	5	0
	04/2019		9,841	MXN	189,342	0	(106)
	04/2019		3,134	NOK	27,209	21	0
	04/2019		1,169	NZD	1,701	0	(11)
	04/2019		372	PEN	1,235	1	(1)
	04/2019		410	SEK	3,857	4	0
	05/2019	CAD	8,616		$6,481	27	0
	05/2019	EUR	7,235		8,254	107	0
	05/2019	NOK	8,910		1,025	0	(10)
	05/2019	PEN	634		192	1	0
	05/2019		$4,513	EUR	3,957	0	(58)
	05/2019		390	JPY	43,400	3	0
	05/2019		144	MXN	2,753	0	(3)
	06/2019	EUR	164	TRY	1,060	0	(6)
	06/2019	GBP	353		$473	12	0
	06/2019	MXN	24,715		1,258	2	0
	06/2019	TRY	1,172	EUR	181	7	0
	06/2019		$14,947		12,817	0	(475)
	07/2019	CNH	5,073		$753	0	(2)
	07/2019		$703	CNH	4,819	14	0
	08/2019	MXN	23,015		$1,164	3	0
	09/2019	EUR	137	TRY	931	0	(8)
	03/2020	RON	1,118	EUR	225	0	0

DUB	04/2019	SEK	1,359		132	2	0

FBF	04/2019	ARS	16,863		$389	0	0
	04/2019	EUR	263	SEK	2,698	0	(5)
	04/2019		$425	ARS	16,863	0	(36)

GLM	04/2019	ARS	3,143		$72	0	0
	04/2019	AUD	14,236		10,085	0	(23)
	04/2019	CHF	1,187		1,191	0	(2)
	04/2019	CNY	2,588		371	0	(14)
	04/2019	JPY	174,688		1,573	0	(3)
	04/2019	MXN	23,015		1,186	3	0
	04/2019	RUB	24,976		378	0	(2)
	04/2019		$74	ARS	3,143	0	(1)
	04/2019		11,670	AUD	16,330	1	(75)
	04/2019		2,566	GBP	1,940	0	(39)
	04/2019		2,402	INR	166,206	0	(15)
	04/2019		190	RUB	12,539	1	0
	05/2019	CHF	57		$57	0	(1)
	05/2019		$119	ARS	5,385	0	(1)
	05/2019		9,388	AUD	13,236	16	0
	05/2019		13,931	CHF	13,930	116	0
	05/2019		960	ZAR	13,875	0	(2)
	06/2019	KRW	5,553,671		$4,954	62	0
	06/2019		$549	KRW	622,222	0	(1)
	06/2019		2,092	MYR	8,509	0	(7)

HUS	04/2019	CNH	9,074		$1,342	0	(8)
	04/2019	DKK	550		84	2	0
	04/2019	KRW	1,307,496		1,153	2	0
	04/2019	PLN	3,019		812	26	0
	04/2019		$9	CAD	12	0	0
	04/2019		7	CHF	7	0	0
	04/2019		390	CNH	2,621	0	0
	04/2019		404	GBP	305	0	(7)
	04/2019		714	KRW	800,572	0	(9)
	04/2019		1,347	NGN	498,298	33	0
	04/2019		8,665	NZD	12,576	0	(101)
	04/2019		814	PLN	3,041	0	(22)
	05/2019	CAD	564		$420	0	(2)
	05/2019	EUR	1,097		1,250	15	0
	05/2019	JPY	211,900		1,925	6	0
	05/2019	SEK	114,588		12,456	92	0
	05/2019		$1,201	EUR	995	0	(80)
	06/2019	CNH	2,621		$390	0	0
	06/2019	HKD	8,079		1,032	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	109

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2019	INR	5,359		$76	$0	$0
	06/2019		$4,337	KRW	4,906,136	0	(16)
	07/2019	CNH	33,190		$4,864	0	(71)
	07/2019		$5,058	CNH	34,712	104	0
	10/2019	INR	59,610		$811	0	(28)
	10/2019		$1,091	INR	80,281	39	0

IND	04/2019	CNH	1,228		$177	0	(6)
	05/2019		$14,152	CAD	18,722	0	(126)

JPM	04/2019	ARS	9,005		$224	16	0
	04/2019	AUD	5,585		3,964	0	(2)
	04/2019	CAD	1,559		1,168	3	(1)
	04/2019	CNH	3,059		451	0	(4)
	04/2019	EUR	61,317		69,992	1,209	0
	04/2019	GBP	903		1,192	15	0
	04/2019	MXN	17,215		895	10	0
	04/2019	NOK	20,312		2,375	20	0
	04/2019	NZD	9,411		6,441	32	0
	04/2019	PEN	873		264	1	0
	04/2019	SEK	37,040		3,988	10	(6)
	04/2019		$208	ARS	9,005	0	0
	04/2019		1,508	AUD	2,131	5	0
	04/2019		2,758	CHF	2,753	7	0
	04/2019		340	DKK	2,200	0	(9)
	04/2019		2,000	JPY	222,401	7	0
	04/2019		1,210	NOK	10,331	0	(12)
	04/2019		1,625	NZD	2,351	0	(24)
	04/2019		1,221	SEK	11,273	0	(9)
	05/2019	CAD	1,304		$987	11	0
	05/2019	EUR	9,184		10,436	96	0
	05/2019	TRY	304		52	0	0
	05/2019		$376	EUR	330	0	(5)
	05/2019		764	JPY	83,800	0	(5)
	05/2019		15,140	NOK	130,535	20	0
	06/2019	TRY	170	EUR	26	1	0
	07/2019	BRL	11,000		$2,887	97	0
	07/2019	CNH	1,902		279	0	(3)
	07/2019	DKK	54,062		8,211	21	0
	07/2019		$233	DKK	1,540	0	0

MSB	04/2019	CNH	2,588		$382	0	(3)
	04/2019		$2,298	CNH	15,805	53	0
	04/2019		382	CNY	2,588	4	0
	05/2019		22	ARS	954	0	(1)
	06/2019	EUR	17	TRY	110	0	(1)
	07/2019	CNH	4,186		$612	0	(10)
	03/2020	RON	1,120	EUR	225	0	0

MYI	04/2019	CHF	2,380		$2,359	0	(32)
	04/2019	EUR	3,138		3,576	56	0
	04/2019		$816	AUD	1,150	0	0
	04/2019		347	EUR	306	0	(4)
	04/2019		799	NOK	6,827	0	(7)
	04/2019		2,802	SEK	25,802	0	(27)
	05/2019	SEK	735		$79	0	0
	06/2021		$23	EUR	18	0	(2)
NGF	04/2019	CNH	1,509		$218	0	(7)
	04/2019		$245	IDR	3,508,005	0	0
	04/2019		451	KRW	506,924	0	(5)
	09/2019	TRY	1,218	EUR	179	10	0

RBC	05/2019	JPY	281,400		$2,563	15	0

RYL	04/2019	SEK	1,933	EUR	186	1	0
	05/2019		$424	NOK	3,640	0	(1)
	05/2019		4,746	SEK	43,535	0	(48)
	06/2019		113	IDR	1,628,913	0	0

SCX	04/2019	BRL	2,040		$523	3	0
	04/2019	CAD	1,086		809	0	(3)
	04/2019	CNH	8,143		1,172	0	(39)
	04/2019	GBP	4,263		5,636	84	0
	04/2019	JPY	135,541		1,233	10	0
	04/2019	NGN	498,298		1,312	0	(68)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	NZD	7,799		$5,301	$0	$(10)
	04/2019	RUB	107,205		1,615	0	(15)
	04/2019		$545	BRL	2,040	0	(24)
	04/2019		1,529	CNH	10,545	39	0
	04/2019		798	EUR	705	0	(7)
	04/2019		279	TRY	1,596	1	0
	05/2019	TRY	1,639		$281	0	0
	05/2019		$429	CAD	572	0	0
	05/2019		4,849	GBP	3,657	0	(78)
	05/2019		4,910	NZD	7,221	10	0
	06/2019	TWD	32,302		$1,050	0	0
	06/2019		$4,550	IDR	64,938,255	0	(46)
	06/2019		1,019	TWD	31,340	0	(1)

SOG	04/2019		595	TRY	3,244	0	(26)
	05/2019		1,707	RUB	113,391	10	0

SSB	05/2019	CAD	2,488		$1,882	18	0
	05/2019		$314	CHF	314	3	0
	05/2019		2,478	EUR	2,173	0	(31)
	06/2019	MYR	1,600		$393	0	0

TOR	05/2019		$127	SEK	1,155	0	(2)
	06/2019		2,041	COP	6,369,093	0	(50)

UAG	04/2019		7,831	RUB	517,647	42	0
	06/2019		376	CNH	2,528	0	0

Total Forward Foreign Currency Contracts						$3,264	$(2,600)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC EUR versus SEK	SEK	10.250	09/04/2019	1,780	$13	$17

BRC	Call - OTC EUR versus USD	$	1.308	09/22/2021	200	12	4
	Put - OTC EUR versus USD		1.308	09/22/2021	200	15	24

GLM	Put - OTC EUR versus SEK	SEK	10.250	09/04/2019	1,700	11	16

HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	1,990	9	8
	Call - OTC USD versus INR	INR	82.000	10/16/2019	4,600	32	6

MSB	Call - OTC EUR versus USD	$	1.291	06/24/2021	261	16	5
	Put - OTC EUR versus USD		1.291	06/24/2021	261	19	29

MYI	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	1,544	6	6

						$133	$115

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	$73.000	05/06/2019	20,000	$1	$0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	76.500	05/06/2019	12,000	0	0

					$1	$0

Total Purchased Options					$134	$115

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	600	$ (1)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	700	(1)	(1)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	500	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	2,300	(1)	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	111

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000%	04/17/2019	500	$0	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	700	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	600	(1)	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	1,000	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	400	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	600	(1)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	700	(1)	0

						$ (9)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	930	$(15)	$(47)
	Put - OTC GBP versus USD	$	1.315	06/14/2019	1,004	(32)	(31)

HUS	Put - OTC USD versus CNH	CNH	6.700	04/29/2019	2,000	(5)	(7)
	Call - OTC USD versus CNH		6.800	04/29/2019	2,000	(5)	(3)
	Put - OTC USD versus INR	INR	72.000	10/16/2019	1,500	(29)	(44)

MYI	Put - OTC USD versus CNH	CNH	6.675	04/11/2019	1,900	(5)	(2)
	Call - OTC USD versus CNH		6.775	04/11/2019	1,900	(5)	(2)
	Put - OTC USD versus MXN	MXN	18.500	05/23/2019	1,080	(6)	(1)

NGF	Call - OTC EUR versus TRY	TRY	7.300	09/04/2019	870	(24)	(68)

						$(126)	$(205)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,000	$(26)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.460%	04/05/2019	2,400	$(4)	$(19)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.760	04/05/2019	2,400	(3)	0

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.460	04/05/2019	500	(1)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.760	04/05/2019	500	(1)	0

							$(9)	$(23)

Total Written Options							$(170)	$(230)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.109%	$100	$(3)	$0	$0	$(3)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	1,500	(54)	12	0	(42)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	1,600	(39)	(9)	0	(48)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	500	(10)	(3)	0	(13)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	800	(27)	4	0	(23)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	900	(23)	(4)	0	(27)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	300	(10)	1	0	(9)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	1,000	(19)	(8)	0	(27)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	1,400	(49)	9	0	(40)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	500	(12)	(3)	0	(15)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	200	(5)	(1)	0	(6)

							$(251)	$(2)	$0	$(253)

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.984%	$400	$(18)	$0	$0	$(18)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710	200	(10)	4	0	(6)

							$(28)	$4	$0	$(24)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month EUR-LIBOR less 0.270% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	1,600	$1,811	$32	$(50)	$0	$(18)

GLM	Floating rate equal to 3-Month EUR-LIBOR less 0.283% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		10,700	12,110	201	(324)	0	(123)
	Floating rate equal to 3-Month EUR-LIBOR less 0.299% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		9,400	10,639	226	(335)	0	(109)

MYC	Floating rate equal to 3-Month EUR-LIBOR less 0.270% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		13,200	14,940	263	(414)	0	(151)

TOR	Floating rate equal to 3-Month EUR-LIBOR less 0.265% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		13,600	15,392	243	(399)	0	(156)

								$965	$(1,522)	$0	$(557)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.370%	Annual	06/20/2020	ILS	11,200	$0	$(9)	$0	$(9)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		2,300	0	32	32	0

BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		45,200	0	(39)	0	(39)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		9,700	0	124	124	0

DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020		24,600	0	(26)	0	(26)
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		5,200	0	87	87	0

GLM	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		22,100	0	3	3	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		22,900	2	(21)	0	(19)
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		4,600	0	35	35	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		4,900	0	69	69	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		7,600	0	(6)	0	(6)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,600	0	22	22	0

JPM	Pay	1-Year ILS-TELBOR	1.018	Annual	03/01/2024		23,000	0	44	44	0

								$2	$315	$416	$(99)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	113

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	$	700	$5	$(18)	$0	$(13)
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019		900	0	(16)	0	(16)

									$5	$(34)	$0	$(29)

Total Swap Agreements									$693	$(1,239)	$416	$(962)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$259	$17	$32	$308	$(271)	$(20)	$(12)	$(303)	$5	$0	$5
BPS	93	0	0	93	(152)	(1)	(90)	(243)	(150)	0	(150)
BRC	17	28	124	169	(85)	0	(102)	(187)	(18)	0	(18)
CBK	435	0	0	435	(761)	(78)	(27)	(866)	(431)	403	(28)
DUB	2	0	87	89	0	0	(26)	(26)	63	(30)	33
FBF	0	0	0	0	(41)	0	0	(41)	(41)	0	(41)
GLM	199	16	107	322	(186)	(4)	(251)	(441)	(119)	0	(119)
GST	0	0	0	0	0	0	(114)	(114)	(114)	0	(114)
HUS	319	14	22	355	(344)	(54)	(21)	(419)	(64)	0	(64)
IND	0	0	0	0	(132)	0	0	(132)	(132)	0	(132)
JPM	1,581	0	44	1,625	(80)	0	(12)	(92)	1,533	(1,460)	73
MSB	57	34	0	91	(15)	0	0	(15)	76	0	76
MYC	0	0	0	0	0	0	(151)	(151)	(151)	(220)	(371)
MYI	56	6	0	62	(72)	(5)	0	(77)	(15)	0	(15)
NGF	10	0	0	10	(12)	(68)	0	(80)	(70)	0	(70)
RBC	15	0	0	15	0	0	0	0	15	0	15
RYL	1	0	0	1	(49)	0	0	(49)	(48)	(70)	(118)
SCX	147	0	0	147	(291)	0	0	(291)	(144)	0	(144)
SOG	10	0	0	10	(26)	0	0	(26)	(16)	0	(16)
SSB	21	0	0	21	(31)	0	0	(31)	(10)	0	(10)
TOR	0	0	0	0	(52)	0	(156)	(208)	(208)	0	(208)
UAG	42	0	0	42	0	0	0	0	42	(270)	(228)

Total Over the Counter	$3,264	$115	$416	$3,795	$(2,600)	$(230)	$(962)	$(3,792)

(n)

Securities with an aggregate market value of $403 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	305	305
Swap Agreements	0	12	0	0	584	596

	$0	$12	$0	$0	$890	$902

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,264	$0	$3,264
Purchased Options	0	0	0	115	0	115
Swap Agreements	0	0	0	0	416	416

	$0	$0	$0	$3,379	$416	$3,795

	$0	$12	$0	$3,379	$1,306	$4,697

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	303	303
Swap Agreements	0	44	0	0	549	593

	$0	$44	$0	$0	$859	$903

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,600	$0	$2,600
Written Options	0	2	0	205	23	230
Swap Agreements	0	277	0	557	128	962

	$0	$279	$0	$3,362	$151	$3,792

	$0	$323	$0	$3,362	$1,010	$4,695

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(20)	$(20)
Written Options	0	0	0	0	44	44
Futures	0	0	0	0	(2,519)	(2,519)
Swap Agreements	0	(719)	0	0	1,637	918

	$0	$(719)	$0	$0	$(858)	$(1,577)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,710)	$0	$(4,710)
Purchased Options	0	0	0	(11)	(8)	(19)
Written Options	0	64	0	665	7	736
Swap Agreements	0	(168)	0	(606)	(310)	(1,084)

	$0	$(104)	$0	$(4,662)	$(311)	$(5,077)

	$0	$(823)	$0	$(4,662)	$(1,169)	$(6,654)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	115

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	1	1
Futures	0	0	0	0	(894)	(894)
Swap Agreements	0	(26)	0	0	(2,967)	(2,993)

	$0	$(26)	$0	$0	$(3,863)	$(3,889)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,938	$0	$1,938
Purchased Options	0	0	0	53	1	54
Written Options	0	(10)	0	(249)	(14)	(273)
Swap Agreements	0	102	0	(1,660)	(1)	(1,559)

	$0	$92	$0	$82	$(14)	$160

	$0	$66	$0	$82	$(3,877)	$(3,729)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$320	$0	$320
Australia
Corporate Bonds & Notes	0	699	0	699
Non-Agency Mortgage-Backed Securities	0	949	0	949
Brazil
Corporate Bonds & Notes	0	2,223	0	2,223
Sovereign Issues	0	2,768	0	2,768
Canada
Corporate Bonds & Notes	0	1,672	0	1,672
Non-Agency Mortgage-Backed Securities	0	1,523	0	1,523
Sovereign Issues	0	8,331	0	8,331
Cayman Islands
Asset-Backed Securities	0	7,663	0	7,663
Corporate Bonds & Notes	0	1,536	0	1,536
Denmark
Corporate Bonds & Notes	0	9,717	0	9,717
France
Sovereign Issues	0	13,206	0	13,206
Germany
Asset-Backed Securities	0	477	0	477
Corporate Bonds & Notes	0	4,073	0	4,073
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,220	0	1,220
Hong Kong
Corporate Bonds & Notes	0	607	0	607
India
Corporate Bonds & Notes	0	201	0	201
Indonesia
Corporate Bonds & Notes	0	208	0	208
Ireland
Asset-Backed Securities	0	1,861	0	1,861
Corporate Bonds & Notes	0	1,116	0	1,116
Israel
Sovereign Issues	0	512	0	512
Italy
Corporate Bonds & Notes	0	669	0	669
Sovereign Issues	0	4,409	0	4,409
Japan
Corporate Bonds & Notes	0	2,842	0	2,842
Sovereign Issues	0	23,366	0	23,366
Kuwait
Sovereign Issues	0	2,247	0	2,247

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Lithuania
Sovereign Issues	$0	$529	$0	$529
Luxembourg
Corporate Bonds & Notes	0	1,551	0	1,551
Multinational
Corporate Bonds & Notes	0	1,336	0	1,336
Netherlands
Asset-Backed Securities	0	952	0	952
Corporate Bonds & Notes	0	4,737	0	4,737
Norway
Corporate Bonds & Notes	0	997	0	997
Peru
Sovereign Issues	0	4,671	0	4,671
Qatar
Sovereign Issues	0	4,482	0	4,482
Saudi Arabia
Sovereign Issues	0	1,821	0	1,821
Singapore
Corporate Bonds & Notes	0	897	0	897
Slovenia
Sovereign Issues	0	1,762	0	1,762
Spain
Corporate Bonds & Notes	0	230	0	230
Sovereign Issues	0	4,969	0	4,969
Supranational
Corporate Bonds & Notes	0	3,272	0	3,272
Sweden
Corporate Bonds & Notes	0	13,766	0	13,766
Switzerland
Corporate Bonds & Notes	0	4,740	0	4,740
Sovereign Issues	0	456	0	456
United Arab Emirates
Corporate Bonds & Notes	0	397	0	397
Sovereign Issues	0	2,981	0	2,981
United Kingdom
Corporate Bonds & Notes	0	20,585	0	20,585
Non-Agency Mortgage-Backed Securities	0	10,082	0	10,082
Preferred Securities	0	210	0	210
United States
Asset-Backed Securities	0	10,585	0	10,585
Corporate Bonds & Notes	0	31,267	0	31,267
Loan Participations and Assignments	0	1,645	0	1,645
Municipal Bonds & Notes	0	635	0	635

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Non-Agency Mortgage-Backed Securities	$0	$25,167	$0	$25,167
U.S. Government Agencies	0	65,783	0	65,783
U.S. Treasury Obligations	0	18,032	0	18,032
Short-Term Instruments
Repurchase Agreements	0	3,811	0	3,811
Argentina Treasury Bills	0	16	0	16
Malaysia Treasury Bills	0	389	0	389
U.S. Treasury Bills	0	131	0	131

	$0	$337,299	$0	$337,299

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,491	$0	$0	$11,491

Total Investments	$11,491	$337,299	$0	$348,790

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(3,506)	0	(3,506)
United States
U.S. Government Agencies	0	(833)	0	(833)

	$0	$(4,339)	$0	$(4,339)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$305	$597	$0	$902
Over the counter	0	3,795	0	3,795

	$305	$4,392	$0	$4,697

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(303)	(600)	0	(903)
Over the counter	0	(3,792)	0	(3,792)

	$(303)	$(4,392)	$0	$(4,695)

Total Financial Derivative Instruments	$2	$0	$0	$2

Totals	$11,493	$332,960	$0	$344,453

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	117

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.3%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	13,210	$296
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		20,440	526

Total Argentina (Cost $1,822)			822

AUSTRALIA 0.5%

ASSET-BACKED SECURITIES 0.1%

Driver Australia Trust
2.810% due 07/21/2026	AUD	1,009	715

CORPORATE BONDS & NOTES 0.3%

Boral Finance Pty. Ltd.
3.000% due 11/01/2022		$400	393

Telstra Corp. Ltd.
4.800% due 10/12/2021		1,900	1,980

Woolworths Group Ltd.
4.550% due 04/12/2021		300	305

			2,678

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Liberty Funding Pty. Ltd.
3.216% due 01/25/2049 •	AUD	1,356	964

Swan Trust
3.116% due 04/25/2041 •		129	92

			1,056

Total Australia (Cost $4,694)			4,449

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%

Aircastle Ltd.
5.500% due 02/15/2022		$1,600	1,680

Total Bermuda (Cost $1,659)			1,680

BRAZIL 1.6%

CORPORATE BONDS & NOTES 0.6%

Petrobras Global Finance BV
5.999% due 01/27/2028		$2,335	2,369
7.375% due 01/17/2027		2,700	2,985

			5,354

SOVEREIGN ISSUES 1.0%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2019 (e)	BRL	38,700	9,738

Total Brazil (Cost $15,347)			15,092

CANADA 3.0%

CORPORATE BONDS & NOTES 0.9%

Bank of Nova Scotia
1.875% due 04/26/2021		$1,800	1,774

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		900	911

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~		600	600
3.311% (US0003M + 0.700%) due 06/15/2020 ~		600	601

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,297

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Canada
2.300% due 03/22/2021		$1,700	$1,691

Toronto-Dominion Bank
2.500% due 01/18/2023		1,300	1,298

			8,172

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Canadian Mortgage Pools
2.138% due 06/01/2020	CAD	363	272
2.338% due 07/01/2020		933	699
2.338% due 08/01/2020		402	302

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		837	633

			1,906

SOVEREIGN ISSUES 1.9%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (g)		462	433

Province of Alberta
1.250% due 06/01/2020		2,400	1,786
2.350% due 06/01/2025		2,500	1,891
3.350% due 11/01/2023		$300	310

Province of British Columbia
2.300% due 06/18/2026	CAD	200	151

Province of Ontario
2.450% due 06/29/2022		$200	200
2.600% due 06/02/2025	CAD	10,600	8,139
3.150% due 06/02/2022		3,300	2,566
4.000% due 10/07/2019		$400	403

Province of Quebec
2.500% due 09/01/2026	CAD	1,700	1,297
2.750% due 08/25/2021		$300	302
4.250% due 12/01/2021	CAD	1,200	956

			18,434

Total Canada (Cost $29,634)			28,512

CAYMAN ISLANDS 2.9%

ASSET-BACKED SECURITIES 2.0%

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		$600	595

Figueroa CLO Ltd.
3.687% due 01/15/2027 •		2,300	2,297

Gallatin CLO Ltd.
3.811% due 01/21/2028 •		1,200	1,195

Jamestown CLO Ltd.
3.477% due 07/15/2026 •		1,130	1,126
3.993% due 01/17/2027 •		3,652	3,650

Mountain View CLO Ltd.
3.587% due 10/15/2026 •		483	481

OCP CLO Ltd.
3.623% due 04/17/2027 •		1,400	1,395

Octagon Investment Partners Ltd.
3.887% due 04/15/2026 •		917	918

Staniford Street CLO Ltd.
3.791% due 06/15/2025 •		834	834

Telos CLO Ltd.
4.043% due 01/17/2027 •		3,800	3,799

Venture CLO Ltd.
3.667% due 04/15/2027		400	397

WhiteHorse Ltd.
3.703% due 04/17/2027 •		500	498

Zais CLO Ltd.
3.937% due 04/15/2028 •		2,200	2,189

			19,374

CORPORATE BONDS & NOTES 0.9%

KSA Sukuk Ltd.
2.894% due 04/20/2022		900	896
4.303% due 01/19/2029		5,500	5,713

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
4.600% due 08/08/2023		$300	$310
5.125% due 08/08/2025		400	418
5.400% due 08/08/2028		800	841

Tencent Holdings Ltd.
3.595% due 01/19/2028		300	296

			8,474

Total Cayman Islands (Cost $27,612)			27,848

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%

Industrial & Commercial Bank of China Ltd.
3.488% (US0003M + 0.750%) due 11/08/2020 ~		$700	701

Total China (Cost $700)			701

DENMARK 2.5%

CORPORATE BONDS & NOTES 2.5%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	7,357	1,145
2.000% due 10/01/2047		9,740	1,523

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		1,500	234
2.000% due 10/01/2047		24,418	3,818
2.500% due 10/01/2047		2	0

Nykredit Realkredit A/S
1.500% due 10/01/2037		3,680	573
2.000% due 10/01/2047		32,779	5,120
2.000% due 10/01/2050		6,837	1,064
2.500% due 10/01/2036		449	72
2.500% due 10/01/2047		47	8

Realkredit Danmark A/S
2.000% due 10/01/2047		62,775	9,812
2.500% due 07/01/2036		349	56
2.500% due 07/01/2047		74	12

Total Denmark (Cost $22,208)			23,437

FRANCE 2.2%

CORPORATE BONDS & NOTES 0.9%

Dexia Credit Local S.A.
0.750% due 01/25/2023	EUR	1,600	1,847
1.875% due 09/15/2021		$2,500	2,462
2.000% due 01/22/2021	EUR	1,200	1,402
2.250% due 02/18/2020		$700	698
2.375% due 09/20/2022		1,800	1,789

			8,198

SOVEREIGN ISSUES 1.3%

France Government International Bond
2.000% due 05/25/2048 (k)	EUR	6,800	8,936
3.250% due 05/25/2045 (k)		2,100	3,449

			12,385

Total France (Cost $18,367)			20,583

GERMANY 1.1%

ASSET-BACKED SECURITIES 0.1%

Driver Multi-Compartment S.A.
0.033% due 02/21/2026 •	EUR	1,272	1,430

CORPORATE BONDS & NOTES 1.0%

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~		900	998
4.028% (US0003M + 1.290%) due 02/04/2021 ~		$500	496
4.250% due 02/04/2021		500	502
4.250% due 10/14/2021		4,500	4,525

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		$1,200	$1,195

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	300	232
5.375% due 04/23/2024	NZD	1,400	1,098
5.500% due 03/29/2022	AUD	1,100	865

			9,911

Total Germany (Cost $11,451)			11,341

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,000	1,017

Total Guernsey, Channel Islands (Cost $998)			1,017

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%

AIA Group Ltd.
3.900% due 04/06/2028		$600	620

CNPC General Capital Ltd.
2.750% due 05/14/2019		1,200	1,201

Total Hong Kong (Cost $1,798)			1,821

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

ICICI Bank Ltd.
3.500% due 03/18/2020		$500	501

State Bank of India
4.000% due 01/24/2022		300	305

Total India (Cost $797)			806

INDONESIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$400	417

Total Indonesia (Cost $397)			417

IRELAND 1.5%

ASSET-BACKED SECURITIES 0.5%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	600	675

Dorchester Park CLO DAC
3.661% due 04/20/2028 •		$2,100	2,082

Toro European CLO DAC
0.900% due 10/15/2030 •	EUR	2,100	2,359

			5,116

CORPORATE BONDS & NOTES 0.9%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$800	821
4.500% due 05/15/2021		1,100	1,124
5.000% due 10/01/2021		600	623

AIB Group PLC
4.750% due 10/12/2023		300	310

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	400	473

German Postal Pensions Securitisation PLC
4.375% due 01/18/2022		2,000	2,528

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		$400	403

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,200	1,195
2.400% due 09/23/2021		300	297

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		700	692

			8,466

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Ireland Government Bond
5.400% due 03/13/2025	EUR	800	$1,184

Total Ireland (Cost $15,084)			14,766

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%

Israel Government International Bond
3.250% due 01/17/2028		$600	609
4.125% due 01/17/2048		600	622

Total Israel (Cost $1,191)			1,231

ITALY 0.7%

CORPORATE BONDS & NOTES 0.3%

UniCredit SpA
7.830% due 12/04/2023		$1,900	2,118

Wind Tre SpA
3.125% due 01/20/2025	EUR	1,100	1,167

			3,285

SOVEREIGN ISSUES 0.4%

Italy Buoni Poliennali Del Tesoro
2.500% due 11/15/2025		2,800	3,230

Italy Government International Bond
6.000% due 08/04/2028	GBP	600	912

			4,142

Total Italy (Cost $7,342)			7,427

JAPAN 7.7%

CORPORATE BONDS & NOTES 1.1%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,200	1,178
2.362% due 05/28/2021		200	198
3.278% (US0003M + 0.540%) due 08/04/2020 ~		4,400	4,405

Japan Tobacco, Inc.
2.000% due 04/13/2021		600	588

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		300	313

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		345	346

NTT Finance Corp.
1.900% due 07/21/2021		900	882

ORIX Corp.
3.250% due 12/04/2024		300	300

Sumitomo Mitsui Financial Group, Inc.
4.281% (US0003M + 1.680%) due 03/09/2021 ~		900	919

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	800	922

			10,051

SOVEREIGN ISSUES 6.6%

Development Bank of Japan, Inc.
1.625% due 09/01/2021		$2,100	2,055

Japan Bank for International Cooperation
2.375% due 07/21/2022		400	398
2.375% due 11/16/2022		400	398
2.500% due 06/01/2022		400	399
3.250% due 07/20/2023		1,100	1,131
3.375% due 10/31/2023		1,700	1,756

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,700	2,672
2.625% due 04/20/2022		2,000	1,998

Japan Government Forty Year Bond
0.800% due 03/20/2058	JPY	540,000	5,255

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.000% due 03/10/2028 (g)	JPY	794,432	$7,480
0.500% due 09/20/2046		236,000	2,142
0.700% due 12/20/2048		897,000	8,523
1.700% due 09/20/2032		2,500,000	27,482

Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,400	1,380

			63,069

Total Japan (Cost $70,615)			73,120

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	240
2.875% due 07/31/2043		100	125

Total Jersey, Channel Islands (Cost $377)			365

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
2.750% due 03/20/2022		$300	300
3.500% due 03/20/2027		4,900	5,016

Total Kuwait (Cost $5,159)			5,316

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$1,800	1,906

Total Lithuania (Cost $1,889)			1,906

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%

Allergan Funding SCS
1.500% due 11/15/2023	EUR	100	115
3.000% due 03/12/2020		$200	200

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	572	614

Total Luxembourg (Cost $940)			929

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
2.911% (US0003M + 0.300%) due 09/22/2037 ~		$1,021	929

Total Multinational (Cost $732)			929

NETHERLANDS 2.2%

ASSET-BACKED SECURITIES 0.4%

Accunia European CLO BV
0.000% due 07/15/2030 •(b)	EUR	800	898

Jubilee CLO BV
0.490% due 12/15/2029 •		2,400	2,683

			3,581

CORPORATE BONDS & NOTES 1.8%

Cooperatieve Rabobank UA
3.470% (US0003M + 0.860%) due 09/26/2023 ~		$1,900	1,891
3.875% due 09/26/2023		2,400	2,474
6.625% due 06/29/2021 •(h)(i)	EUR	800	979
6.875% due 03/19/2020 (i)		1,200	1,434

ING Bank NV
2.625% due 12/05/2022		$3,400	3,402

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	119

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
3.600% (US0003M + 1.000%) due 10/02/2023 ~		$2,100	$2,096
4.100% due 10/02/2023		2,100	2,161

Mondelez International Holdings Netherlands BV
3.375% (US0003M + 0.610%) due 10/28/2019 ~		1,000	1,002

Mylan NV
3.150% due 06/15/2021		1,000	998

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	300	394

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		$400	399

			17,230

Total Netherlands (Cost $20,812)			20,811

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.2%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,900	1,895

Sparebanken Soer Boligkreditt A/S
0.250% due 03/22/2021	EUR	100	113

			2,008

SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	6,500	793

Total Norway (Cost $2,923)			2,801

PERU 1.7%

SOVEREIGN ISSUES 1.7%

Peru Government International Bond
5.940% due 02/12/2029	PEN	32,800	10,406
6.350% due 08/12/2028		18,300	5,974

Total Peru (Cost $15,341)			16,380

QATAR 1.7%

CORPORATE BONDS & NOTES 0.1%

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		$600	612

SOVEREIGN ISSUES 1.6%

Qatar Government International Bond
3.375% due 03/14/2024		1,200	1,213
3.875% due 04/23/2023		6,000	6,182
4.000% due 03/14/2029		3,700	3,819
4.500% due 01/20/2022		300	312
4.500% due 04/23/2028		3,000	3,212
4.817% due 03/14/2049		600	633

			15,371

Total Qatar (Cost $15,401)			15,983

SAUDI ARABIA 1.5%

SOVEREIGN ISSUES 1.5%

Saudi Government International Bond
2.375% due 10/26/2021		$7,100	6,988
2.875% due 03/04/2023		1,700	1,687
3.250% due 10/26/2026		500	488
3.625% due 03/04/2028		1,100	1,092
4.000% due 04/17/2025		3,200	3,283
4.375% due 04/16/2029		800	835

Total Saudi Arabia (Cost $14,296)			14,373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
2.750% due 09/18/2022		$400	$392
3.500% due 09/18/2027		400	390

DBS Bank Ltd.
3.300% due 11/27/2021		700	710

Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~		1,100	1,104

Total Singapore (Cost $2,598)			2,596

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
5.250% due 02/18/2024		$2,210	2,458

Total Slovenia (Cost $2,307)			2,458

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$700	690

SOVEREIGN ISSUES 0.0%

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		300	310

Total South Korea (Cost $991)			1,000

SPAIN 2.4%

CORPORATE BONDS & NOTES 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	1,000	1,152
8.875% due 04/14/2021 •(h)(i)		400	495

Banco Santander S.A.
4.750% due 03/19/2025 •(h)(i)		2,200	2,150
6.250% due 09/11/2021 •(h)(i)		600	691

			4,488

SOVEREIGN ISSUES 1.9%

Autonomous Community of Andalusia
4.850% due 03/17/2020		800	940

Autonomous Community of Catalonia
4.220% due 04/26/2035		300	365
4.900% due 09/15/2021		1,800	2,183
4.950% due 02/11/2020		2,550	2,961

Autonomous Community of Madrid
4.688% due 03/12/2020		900	1,056

Spain Government International Bond
1.400% due 07/30/2028		8,200	9,537
2.150% due 10/31/2025		500	620

			17,662

Total Spain (Cost $21,537)			22,150

SWEDEN 4.0%

CORPORATE BONDS & NOTES 4.0%

Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	40,300	4,490
1.500% due 03/18/2021	EUR	1,200	1,392
2.250% due 09/21/2022	SEK	24,500	2,800

Nordea Hypotek AB
1.000% due 04/08/2022		60,300	6,640

Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		17,500	1,946

Stadshypotek AB
1.500% due 12/15/2021		49,000	5,461
4.500% due 09/21/2022		55,000	6,778

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022	SEK	25,000	$2,768
2.000% due 06/17/2026		13,000	1,495

Swedbank Hypotek AB
1.000% due 09/15/2021		7,500	824
1.000% due 06/15/2022		29,700	3,272

Total Sweden (Cost $39,130)			37,866

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.1%

Credit Suisse AG
0.750% due 09/17/2021	EUR	400	459
6.500% due 08/08/2023 (i)		$3,000	3,221

UBS AG
2.200% due 06/08/2020		1,600	1,591
3.106% (US0003M + 0.480%) due 12/01/2020 ~		1,300	1,302
3.175% due 06/08/2020 •		2,400	2,410
7.625% due 08/17/2022 (i)		1,300	1,430

			10,413

SOVEREIGN ISSUES 0.0%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	456

Total Switzerland (Cost $10,762)			10,869

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$900	893

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		1,700	1,686
3.125% due 10/11/2027		1,500	1,492

			3,178

Total United Arab Emirates (Cost $4,086)			4,071

UNITED KINGDOM 9.4%

CORPORATE BONDS & NOTES 5.9%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$6,100	6,637

Barclays PLC
3.650% due 03/16/2025		1,900	1,859
6.500% due 09/15/2019 •(h)(i)	EUR	1,300	1,475
7.000% due 09/15/2019 •(h)(i)	GBP	400	524
8.000% due 12/15/2020 •(h)(i)	EUR	500	605
8.000% due 06/15/2024 •(h)(i)		$700	717

BAT International Finance PLC
2.750% due 06/15/2020		900	897

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	700	957

FCE Bank PLC
0.190% due 08/26/2020 •	EUR	200	221
0.869% due 09/13/2021		500	553

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,600	3,357

HSBC Holdings PLC
3.247% (US0003M + 0.650%) due 09/11/2021 ~		$2,200	2,199
3.977% (US0003M + 1.380%) due 09/12/2026 ~		2,200	2,205
4.292% due 09/12/2026 •		2,200	2,272

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	800	1,292
5.125% due 03/07/2025		1,600	2,514

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(h)(i)		2,814	3,673

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
3.766% due 03/08/2024 •		$800	$797

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	300	382

Reckitt Benckiser Treasury Services PLC
3.162% (US0003M + 0.560%) due 06/24/2022 ~		$700	695

Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •		1,900	1,888
3.875% due 09/12/2023		500	503
4.154% (US0003M + 1.470%) due 05/15/2023 ~		2,000	1,993
5.076% due 01/27/2030 •		2,200	2,319
7.500% due 08/10/2020 •(h)(i)		600	613
8.625% due 08/15/2021 •(h)(i)		2,300	2,455

Santander UK Group Holdings PLC
2.875% due 08/05/2021		1,600	1,588
4.750% due 09/15/2025		1,300	1,294
4.796% due 11/15/2024 •		2,100	2,164
6.750% due 06/24/2024 •(h)(i)	GBP	1,400	1,852
7.375% due 06/24/2022 •(h)(i)		800	1,075

Santander UK PLC
4.250% due 04/12/2021	EUR	500	612

Tesco PLC
6.125% due 02/24/2022	GBP	175	253

Tesco Property Finance PLC
5.411% due 07/13/2044		578	881
7.623% due 07/13/2039		264	477

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		700	920

Virgin Money PLC
2.250% due 04/21/2020		1,100	1,440

			56,158

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%

Aggregator of Loans Backed by Assets PLC
1.979% (BP0001M + 1.250%) due 04/24/2049 ~		1,807	2,361

Eurohome UK Mortgages PLC
0.995% due 06/15/2044 •		1,361	1,709

Eurosail PLC
1.003% due 06/10/2044 •		47	61
1.793% due 06/13/2045 •		1,130	1,460

Lanark Master Issuer PLC
1.698% (BP0003M + 0.820%) due 12/22/2069 ~		1,800	2,354

Newgate Funding PLC
1.845% due 12/15/2050 •		520	653
2.095% due 12/15/2050 •		260	325

Residential Mortgage Securities PLC
1.787% due 12/20/2046 •		881	1,148
2.037% due 09/20/2065 •		1,719	2,247

Resloc UK PLC
1.005% due 12/15/2043 •		1,516	1,871

Ripon Mortgages PLC
1.659% due 08/20/2056 •		4,276	5,550

Stanlington PLC
1.845% due 06/12/2046 •		2,980	3,873

Thrones PLC
1.720% due 11/15/2049 •		362	472

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)		2,900	3,778

Towd Point Mortgage Funding PLC
2.059% due 02/20/2054 •		1,948	2,542

Twin Bridges PLC
1.625% due 09/12/2044 •		712	921

Uropa Securities PLC
1.043% due 06/10/2059 •		327	408
1.193% due 06/10/2059 •		76	93
1.393% due 06/10/2059 •		59	72
1.593% due 06/10/2059 •		63	77

			31,975

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~	2,750	$521

Total United Kingdom (Cost $88,965)		88,654

	PRINCIPAL AMOUNT (000S)
UNITED STATES 54.8%

ASSET-BACKED SECURITIES 6.8%

Amortizing Residential Collateral Trust
3.186% due 10/25/2031 •	$5	5

AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.426% due 06/25/2029 •	9	8

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.846% due 10/25/2035 •	648	650
2.866% due 02/25/2036 •	1,331	1,029

Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 Ø	348	350

Bear Stearns Asset-Backed Securities Trust
3.146% due 10/25/2032 •	1	1

Citigroup Mortgage Loan Trust
2.646% due 12/25/2036 •	606	404
2.666% due 01/25/2037 •	2,632	1,894
2.746% due 03/25/2036 •	1,537	1,313

Citigroup Mortgage Loan Trust, Inc.
3.146% due 07/25/2035 •	2,400	2,360

Countrywide Asset-Backed Certificates
2.616% due 12/25/2036 ^•	935	868
2.626% due 06/25/2037 •	769	728
2.626% due 06/25/2047 ^•	776	697
2.676% due 06/25/2047 •	1,007	996
2.686% due 06/25/2037 ^•	2,159	1,960
2.986% due 02/25/2036 •	1,901	1,886

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •	4	4

EMC Mortgage Loan Trust
3.386% due 05/25/2043 •	103	102

First Franklin Mortgage Loan Trust
2.601% due 07/25/2036 •	2,124	2,001
3.431% due 03/25/2035 •	1,500	1,494

GSAMP Trust
2.726% due 09/25/2036 •	4,067	2,003
2.746% due 02/25/2046 •	98	94
3.356% due 11/25/2034 •	573	570

Home Equity Asset Trust
2.671% due 07/25/2037 •	119	119

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^Ø	120	61

MASTR Asset-Backed Securities Trust
2.726% due 06/25/2036 •	4,314	2,415
2.986% due 10/25/2035 ^•	1,216	1,149

MASTR Specialized Loan Trust
2.856% due 01/25/2037 •	1,233	713

Merrill Lynch Mortgage Investors Trust
2.816% due 07/25/2036 •	4,609	4,357
3.206% due 05/25/2036 •	48	48

Morgan Stanley ABS Capital, Inc. Trust
2.611% due 07/25/2036 •	253	223
2.616% due 01/25/2037 •	2,268	1,275
2.626% due 05/25/2037 •	2,178	1,664
2.726% due 06/25/2036 •	2,001	1,337
3.416% due 02/25/2035 •	2,866	2,757
3.446% due 09/25/2034 •	2,351	2,353

Morgan Stanley Home Equity Loan Trust
2.716% due 04/25/2037 •	1,726	1,129

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^Ø	2,080	872

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.776% due 03/25/2036 •	1,700	1,666

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
2.616% due 03/25/2037 •		$1,525	$1,146

Renaissance Home Equity Loan Trust
3.486% due 12/25/2033 •		11	11
5.294% due 01/25/2037 Ø		549	292
5.731% due 11/25/2036 Ø		2,020	1,120

Residential Asset Mortgage Products Trust
3.046% due 06/25/2032 •		4	4

Residential Asset Securities Corp. Trust
2.736% due 11/25/2036 ^•		5,572	4,810
3.281% due 01/25/2035 •		94	95

Saxon Asset Securities Trust
2.796% due 09/25/2047 •		2,276	2,204

Soundview Home Loan Trust
2.736% due 11/25/2036 •		2,300	2,147
2.766% due 05/25/2036 •		1,000	972
3.436% due 10/25/2037 •		2,031	1,694

Specialty Underwriting & Residential Finance Trust
2.636% due 06/25/2037 •		465	318
3.236% due 06/25/2036 •		259	260

Structured Asset Investment Loan Trust
2.658% due 07/25/2036 •		1,490	1,053
3.166% due 01/25/2033 •		1,227	1,221
3.386% due 09/25/2034 •		204	203

Structured Asset Securities Corp.
3.236% due 02/25/2035 •		3,410	3,316

Terwin Mortgage Trust
3.426% due 11/25/2033 •		41	40

			64,461

CORPORATE BONDS & NOTES 12.9%

AbbVie, Inc.
3.750% due 11/14/2023		2,200	2,261

Air Lease Corp.
3.500% due 01/15/2022		2,300	2,323

Ally Financial, Inc.
8.000% due 03/15/2020		100	105

American Honda Finance Corp.
3.083% (US0003M + 0.350%) due 11/05/2021 ~		400	399

American International Group, Inc.
3.900% due 04/01/2026		1,000	1,008

American Tower Corp.
2.250% due 01/15/2022		800	788
2.800% due 06/01/2020		400	400

Andeavor Logistics LP
5.500% due 10/15/2019		2,200	2,222

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,700	1,991
3.376% (US0003M + 0.750%) due 06/01/2021 ~		$700	703
3.737% (US0003M + 0.950%) due 07/15/2021 ~		1,900	1,923
3.777% (US0003M + 1.180%) due 06/12/2024 ~		1,100	1,092

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		500	497

Bank of America Corp.
5.875% due 03/15/2028 •(h)		1,200	1,219

BAT Capital Corp.
2.297% due 08/14/2020		300	297
3.222% due 08/15/2024		800	783
3.283% due 08/14/2020 •		1,500	1,497
4.390% due 08/15/2037		800	724

Bayer U.S. Finance LLC
3.232% (US0003M + 0.630%) due 06/25/2021 ~		900	893
3.621% (US0003M + 1.010%) due 12/15/2023 ~		800	789
4.250% due 12/15/2025		400	405
4.375% due 12/15/2028		400	398

BellSouth LLC
4.333% due 04/26/2021		1,200	1,201

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	121

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BP Capital Markets America, Inc.
3.790% due 02/06/2024		$1,300	$1,351

Broadcom Corp.
3.000% due 01/15/2022		4,400	4,384

Campbell Soup Co.
3.115% (US0003M + 0.500%) due 03/16/2020 ~		200	200
3.300% due 03/15/2021		300	302
3.650% due 03/15/2023		600	609

Cardinal Health, Inc.
1.948% due 06/14/2019		900	898

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		300	306

Charter Communications Operating LLC
3.750% due 02/15/2028		1,900	1,838
6.384% due 10/23/2035		500	559

Citigroup, Inc.
2.050% due 06/07/2019		600	599
3.537% (US0003M + 0.930%) due 06/07/2019 ~		2,500	2,504

CNH Industrial Capital LLC
4.375% due 11/06/2020		900	918

Conagra Brands, Inc.
3.297% (US0003M + 0.500%) due 10/09/2020 ~		800	796
3.800% due 10/22/2021		1,100	1,121

Continental Resources, Inc.
4.375% due 01/15/2028		400	412

Crown Castle International Corp.
3.400% due 02/15/2021		1,100	1,110

CVS Health Corp.
3.350% due 03/09/2021		400	403
3.700% due 03/09/2023		500	508
4.125% due 05/15/2021		2,326	2,379

D.R. Horton, Inc.
4.375% due 09/15/2022		400	411

Dell International LLC
4.420% due 06/15/2021		1,500	1,540

Delta Air Lines, Inc.
2.875% due 03/13/2020		500	499

Discover Bank
4.650% due 09/13/2028		2,100	2,202

Discovery Communications LLC
2.800% due 06/15/2020		200	199
3.343% (US0003M + 0.710%) due 09/20/2019 ~		400	401

DISH DBS Corp.
7.875% due 09/01/2019		300	305

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		700	700

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		900	900

EQT Corp.
3.362% (US0003M + 0.770%) due 10/01/2020 ~		1,900	1,890

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~		400	398

Ford Motor Credit Co. LLC
0.060% due 12/01/2021 •	EUR	300	322
0.122% due 05/14/2021 •		100	108
2.681% due 01/09/2020		$1,800	1,793
3.200% due 01/15/2021		500	493

Fox Corp.
3.666% due 01/25/2022		600	612

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~		500	498

General Electric Co.
0.375% due 05/17/2022	EUR	1,500	1,667

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
3.200% due 04/16/2021	$100	$101
3.319% (US0003M + 0.540%) due 04/16/2021 ~	200	200

General Motors Financial Co., Inc.
3.647% (US0003M + 0.850%) due 04/09/2021 ~	100	99

GLP Capital LP
5.300% due 01/15/2029	1,400	1,476

Harley-Davidson Financial Services, Inc.
3.555% (US0003M + 0.940%) due 03/02/2021 ~	1,500	1,500

Harris Corp.
3.231% (US0003M + 0.480%) due 04/30/2020 ~	1,200	1,199

HCA, Inc.
6.500% due 02/15/2020	200	206

Hewlett Packard Enterprise Co.
3.515% (US0003M + 0.720%) due 10/05/2021 ~	1,700	1,694

International Lease Finance Corp.
6.250% due 05/15/2019	1,300	1,305

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •	1,600	1,605

Kansas City Southern
2.350% due 05/15/2020	200	199

Kilroy Realty LP
3.450% due 12/15/2024	200	198

Kinder Morgan, Inc.
5.000% due 02/15/2021	900	931

Komatsu Finance America, Inc.
2.437% due 09/11/2022	900	884

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~	1,200	1,197
3.500% due 06/06/2022	500	506

Martin Marietta Materials, Inc.
3.133% (US0003M + 0.500%) due 12/20/2019 ~	400	400

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~	500	500

MGM Resorts International
6.750% due 10/01/2020	300	315

Mid-America Apartments LP
4.200% due 06/15/2028	1,000	1,035

Morgan Stanley
3.247% (US0003M + 0.550%) due 02/10/2021 ~	1,500	1,502

Navient Corp.
4.875% due 06/17/2019	138	138
5.000% due 10/26/2020	300	305
8.000% due 03/25/2020	150	156

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	2,200	2,201
3.029% (US0003M + 0.400%) due 08/21/2020 ~	2,100	2,097

Northwell Healthcare, Inc.
4.260% due 11/01/2047	800	810

ONEOK, Inc.
4.550% due 07/15/2028	200	207

Pacific Gas & Electric Co.
4.250% due 05/15/2021 ^(c)	1,000	937

Protective Life Global Funding
2.262% due 04/08/2020	3,800	3,781

Rockwell Collins, Inc.
2.800% due 03/15/2022	1,000	998

S&P Global, Inc.
3.300% due 08/14/2020	200	202

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	700	728
6.250% due 03/15/2022	400	432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	$800	$793

Southern Co.
2.950% due 07/01/2023	1,500	1,497

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	100	97

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~	300	300

Spirit AeroSystems, Inc.
3.411% (US0003M + 0.800%) due 06/15/2021 ~	100	99
3.950% due 06/15/2023	300	305

Springleaf Finance Corp.
6.000% due 06/01/2020	900	929
8.250% due 12/15/2020	300	323

Sprint Capital Corp.
6.900% due 05/01/2019	1,550	1,558

Sprint Communications, Inc.
7.000% due 03/01/2020	3,200	3,292

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	375	376
4.738% due 09/20/2029	400	406

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	700	728

Tech Data Corp.
3.700% due 02/15/2022	600	604

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~	1,300	1,295

Time Warner Cable LLC
5.000% due 02/01/2020	900	915

TTX Co.
2.600% due 06/15/2020	300	299

United Technologies Corp.
3.950% due 08/16/2025	700	728
4.125% due 11/16/2028	900	939

Verizon Communications, Inc.
4.016% due 12/03/2029	712	737
4.329% due 09/21/2028	496	526

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	3,724	3,720
4.000% due 11/12/2021	2,300	2,348

Wells Fargo & Co.
3.889% (US0003M + 1.110%) due 01/24/2023 ~	1,800	1,819
3.974% (US0003M + 1.230%) due 10/31/2023 ~	2,700	2,744

Wells Fargo Bank N.A.
3.550% due 08/14/2023	2,200	2,261

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,847	2,857

		122,592

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~	889	871

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~	1,264	1,258

Hilton Worldwide Finance LLC
4.236% (LIBOR03M + 1.750%) due 10/25/2023 ~	571	570

		2,699

MUNICIPAL BONDS & NOTES 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	800	1,017

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	$399	$480

		1,497

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.9%

American Home Mortgage Assets Trust
2.676% (US0001M + 0.190%) due 05/25/2046 ^~	184	169

American Home Mortgage Investment Trust
6.500% due 03/25/2047 Ø	1,807	1,738

Banc of America Mortgage Trust
4.359% due 06/25/2035 ~	109	103

BCAP LLC Trust
3.072% due 01/26/2047 •	32	29
5.250% due 08/26/2037 ~	22	23

Bear Stearns Adjustable Rate Mortgage Trust
3.446% due 05/25/2034 ~	6	5
4.111% due 09/25/2034 ~	64	64
4.148% due 08/25/2033 ~	5	5
4.265% due 05/25/2047 ^~	154	144
4.547% due 10/25/2033 ~	6	6
4.547% due 05/25/2034 ~	11	11
4.714% due 11/25/2034 ~	3	3

Bear Stearns ALT-A Trust
2.646% due 02/25/2034 •	41	41
3.933% due 08/25/2036 ^~	129	86
4.183% due 11/25/2035 ^~	333	291
4.568% due 05/25/2035 ~	10	10

Bear Stearns Structured Products, Inc. Trust
4.335% due 01/26/2036 ^~	73	66

Chase Mortgage Finance Trust
3.677% due 07/25/2037 ~	84	76

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.636% due 01/25/2036 •	1,815	1,782

Citigroup Mortgage Loan Trust
2.630% due 08/25/2036 •	5,318	2,607
4.273% due 09/25/2037 ^~	163	158

Citigroup Mortgage Loan Trust, Inc.
4.416% due 08/25/2035 ^~	1,241	1,164

Commercial Mortgage Trust
1.356% due 01/10/2046 ~(a)	3,099	130

Countrywide Alternative Loan Trust
2.696% due 07/25/2046 ^•	1,604	1,459
2.698% due 07/20/2046 ^•	163	127
2.766% due 02/25/2037 •	234	214
2.816% due 09/25/2035 •	1,184	971
2.836% due 05/25/2037 ^•	120	64
3.647% due 11/25/2047 ^•	877	760
3.897% due 11/25/2035 •	34	31
4.091% due 11/25/2035 ^~	164	152
4.437% due 11/25/2035 •	11	11
4.465% due 02/25/2037 ^~	43	42
5.250% due 06/25/2035 ^	15	14
6.250% due 12/25/2036	3,094	2,137
6.250% due 08/25/2037 ^	26	21
6.500% due 06/25/2036 ^	56	42

Countrywide Home Loan Mortgage Pass-Through Trust
2.686% due 04/25/2046 •	298	278
2.756% due 04/25/2046 •	4,072	1,868
3.246% due 09/25/2034 •	22	22
3.923% due 08/25/2034 ^~	4	4
4.119% due 08/25/2034 ^~	25	25
4.329% due 04/20/2035 ~	2	2
6.000% due 07/25/2036	1,602	1,342

Countrywide Home Loan Reperforming REMIC Trust
2.826% due 06/25/2035 •	88	85

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	169	80

DBUBS Mortgage Trust
0.307% due 11/10/2046 ~(a)	900	5
0.705% due 11/10/2046 ~(a)	664	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.626% due 07/25/2047 •	$569	$538

GreenPoint Mortgage Funding Trust
3.026% due 11/25/2045 •	8	7

GS Mortgage Securities Corp.
1.516% due 02/10/2046 ~(a)	2,365	115

GS Mortgage Securities Trust
1.959% due 11/10/2045 ~(a)	1,808	106

GSC Capital Corp. Mortgage Trust
2.666% due 05/25/2036 ^•	2,097	1,940

GSMPS Mortgage Loan Trust
2.836% due 01/25/2036 •	2,581	2,276

GSR Mortgage Loan Trust
3.591% due 06/25/2034 ~	13	13
4.300% due 03/25/2033 •	5	5
4.808% due 01/25/2035 ~	19	19

HarborView Mortgage Loan Trust
2.828% due 06/20/2035 •	23	23
3.247% due 12/19/2036 ^•	101	98

Impac CMB Trust
3.206% due 10/25/2034 •	531	521
3.486% due 07/25/2033 •	4	4

IndyMac Mortgage Loan Trust
4.033% due 09/25/2035 ^~	68	63

JPMorgan Mortgage Trust
4.171% due 11/25/2033 ~	5	5
4.426% due 10/25/2035 ~	22	21
6.000% due 06/25/2037	2,125	1,634

JPMorgan Resecuritization Trust
5.418% due 07/27/2037 ~	657	659

Luminent Mortgage Trust
2.676% due 05/25/2046 •	2,161	1,944

MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•	45	9
6.000% due 02/25/2036	799	623

Merrill Lynch Mortgage Investors Trust
4.323% due 02/25/2036 ~	96	97
4.361% due 02/25/2033 ~	10	9
4.398% due 05/25/2033 ~	18	18
4.493% due 02/25/2036 ~	31	31

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 Ø	229	148

OBX Trust
3.136% due 06/25/2057 •	1,470	1,463

Residential Accredit Loans, Inc. Trust
2.666% due 06/25/2046 •	334	137
3.897% due 08/25/2035 •	260	248
6.250% due 02/25/2037	2,622	2,400

Residential Asset Securitization Trust
2.886% due 01/25/2046 ^•	59	28
5.750% due 02/25/2036	1,304	1,277

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	1	1

Sequoia Mortgage Trust
2.688% due 07/20/2036 •	240	231
2.838% due 07/20/2033 •	38	37

Structured Adjustable Rate Mortgage Loan Trust
4.291% due 08/25/2035 ~	145	145
4.554% due 04/25/2034 ~	14	15
4.567% due 09/25/2035 ~	209	202
4.570% due 02/25/2034 ~	7	7

Structured Asset Mortgage Investments Trust
2.606% due 08/25/2036 •	1,799	1,657
2.696% due 05/25/2036 •	70	64
2.706% due 05/25/2036 •	167	153
2.706% due 09/25/2047 •	293	279
3.062% due 07/19/2034 •	8	8

Structured Asset Securities Corp.
2.766% due 01/25/2036 •	1,687	1,566

Structured Asset Securities Corp. Mortgage Loan Trust
2.776% due 10/25/2036 •	887	789

TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^Ø	221	109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
3.736% due 06/25/2037 ^•	$152	$142
3.994% due 06/25/2037 •	199	187
4.044% due 06/25/2047 ^•	103	97
4.276% due 09/25/2037 ~	26	26

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 02/27/2034 •	17	16
2.796% due 01/25/2045 •	25	25
2.846% due 10/25/2045 •	1,324	1,312
3.066% due 07/25/2045 •	606	604
3.703% due 12/25/2036 ^~	610	580
3.970% due 09/25/2036 ~	278	277
4.128% due 06/25/2033 ~	5	5
4.256% due 12/25/2035 ~	283	283

Washington Mutual Mortgage Pass-Through Certificates Trust
3.337% due 07/25/2046 ^•	47	35
6.500% due 03/25/2036	2,335	1,716

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	92	86
6.000% due 06/25/2037 ^	239	240

Wells Fargo Mortgage-Backed Securities Trust
5.750% due 02/25/2037	111	105

Wells Fargo Mortgage-Backed Securities Trust
4.745% due 04/25/2036 ~	31	31
4.881% due 06/25/2035 ~	128	132
6.000% due 07/25/2036 ^	71	71

Wells Fargo-RBS Commercial Mortgage Trust
1.207% due 03/15/2045 ~(a)	4,797	182

		46,368

U.S. GOVERNMENT AGENCIES 22.7%

Fannie Mae
2.886% due 06/25/2036 •	45	45
3.500% due 12/01/2047 - 06/01/2048	7,312	7,435
4.000% due 06/01/2048 - 09/01/2048	3,183	3,280
4.284% due 12/01/2034 •	18	19
4.295% due 06/01/2021	2,926	3,020
4.722% due 11/01/2034 •	42	44
6.000% due 04/25/2043 - 07/25/2044	108	121
6.500% due 11/25/2042	97	109

Fannie Mae, TBA
3.500% due 05/01/2034 - 05/01/2049	124,800	126,458
4.000% due 05/01/2049	49,800	51,189

Freddie Mac
0.994% due 11/25/2022 ~(a)	3,127	93
1.592% due 01/15/2038 ~(a)	658	38
2.859% due 01/15/2038	658	655
3.084% due 12/15/2037 •	17	17
3.500% due 07/01/2048	8,740	8,886
3.597% due 10/25/2044 •	89	90

Freddie Mac, TBA
3.000% due 04/01/2049	8,000	7,969
4.000% due 04/01/2049	100	103

Ginnie Mae
3.359% due 07/20/2066 •	1,975	1,995
3.359% due 11/20/2066	3,033	3,065
3.375% due 01/20/2030 •	5	6
3.625% due 05/20/2028 - 06/20/2030 •	20	20
3.750% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	13	14
4.125% (H15T1Y + 1.500%) due 11/20/2021 - 12/20/2025 ~	1	0
4.125% due 11/20/2026 - 12/20/2026 •	6	7
6.000% due 08/20/2034	417	459

NCUA Guaranteed Notes
3.041% due 12/08/2020 •	629	632

Small Business Administration
5.600% due 09/01/2028	152	163

		215,932

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	123

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 7.0%

U.S. Treasury Bonds
2.875% due 05/15/2043	$300	$305
3.125% due 02/15/2043	300	319
3.625% due 08/15/2043	300	346

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022	445	441
0.125% due 04/15/2022 (m)	4,036	3,996
0.375% due 07/15/2025 (m)	6,474	6,474
0.375% due 07/15/2027 (m)	3,807	3,781
0.500% due 01/15/2028	11,939	11,922
0.625% due 04/15/2023 (m)	1,216	1,225
0.625% due 01/15/2026	265	268
0.750% due 02/15/2045	53	52
1.000% due 02/15/2048	5,716	5,852
1.375% due 01/15/2020	233	235
1.375% due 02/15/2044	1,512	1,674
1.750% due 01/15/2028 (m)	841	930
2.000% due 01/15/2026	380	420
2.375% due 01/15/2025	67	74
2.375% due 01/15/2027	374	428
2.500% due 01/15/2029	2,814	3,338
3.875% due 04/15/2029	2,297	3,037

U.S. Treasury Notes
1.125% due 06/30/2021 (o)	300	293
1.750% due 10/31/2020 (m)(o)	800	793
1.875% due 08/31/2022 (o)	100	99
2.000% due 11/30/2020 (o)	700	696
2.625% due 06/15/2021 (m)(o)	600	605
2.875% due 04/30/2025 (m)(o)	18,600	19,219

		66,822

Total United States (Cost $511,964)		520,371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.5%

REPURCHASE AGREEMENTS (j) 1.3%
			$12,090

ARGENTINA TREASURY BILLS 0.0%
49.507% due 06/28/2019 (e)(f)	ARS	1,170	30

JAPAN TREASURY BILLS 5.0%
(0.136)% due 05/20/2019 - 06/17/2019 (d)(e)	JPY	5,210,000	47,025

MALAYSIA TREASURY BILLS 0.1%
3.271% due 06/19/2019 (d)(e)	MYR	5,700	1,387

U.S. TREASURY BILLS 0.1%
2.430% due 04/11/2019 - 05/23/2019 (d)(e)(o)		$991	990

Total Short-Term Instruments (Cost $61,394)			61,522

Total Investments in Securities (Cost $1,053,320)			1,066,420

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.8%

SHORT-TERM INSTRUMENTS 8.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.8%
PIMCO Short Asset Portfolio	$3,378,382	$33,611

PIMCO Short-Term Floating NAV Portfolio III	5,005,557	49,500

Total Short-Term Instruments (Cost $83,324)		83,111

Total Investments in Affiliates (Cost $83,324)		83,111

Total Investments 121.1% (Cost $1,136,644)		$1,149,531

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $4,031)		2,344

Other Assets and Liabilities, net (21.3)%		(202,766)

Net Assets 100.0%		$949,109

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$	1,857	U.S. Treasury Notes 2.625% due 07/15/2021	$(1,896)	$1,857	$1,857
MEI	1.710	03/07/2019	04/08/2019	CAD	9,046	Canada Government International Bond 2.750% due 12/01/2048	(7,120)	6,769	6,777
	1.710	03/11/2019	04/08/2019		4,630	Canada Government International Bond 2.750% due 12/01/2048	(3,605)	3,464	3,468

Total Repurchase Agreements							$(12,621)	$12,090	$12,102

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
IND	(0.450)%	01/22/2019	04/17/2019	EUR	(4,747)	$(5,321)
	(0.420)	01/22/2019	04/17/2019		(2,522)	(2,826)

Total Reverse Repurchase Agreements						$(8,147)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
Canada (1.2)%
Sovereign Issues (1.2)%
Canadian Government Bond	2.750%	12/01/2048	CAD 12,600	$(10,708)	$(11,326)

Total Short Sales (1.2)%				$(10,708)	$(11,326)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$1,857	$0	$0	$0	$1,857	$(1,896)	$(39)
IND	0	(8,147)	0	0	(8,147)	8,006	(141)
MEI	10,245	0	0	0	10,245	(10,153)	92

Master Securities Forward Transaction Agreement
BPS	0	0	0	(3,596)	(3,596)	0	(3,596)
RBS	0	0	0	(629)	(629)	0	(629)
TDM	0	0	0	(7,101)	(7,101)	0	(7,101)

Total Borrowings and Other Financing Transactions	$12,102	$(8,147)	$0	$(11,326)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(8,147)	$0	$0	$(8,147)

Total Borrowings	$0	$(8,147)	$0	$0	$(8,147)

Payable for reverse repurchase agreements					$(8,147)

(k)	Securities with an aggregate market value of $8,607 and cash of $571 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(26,318) at a weighted average interest rate of 1.127%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $86 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	125

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$112.500	05/24/2019	171	$171	$2	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.000	05/24/2019	3	3	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.000	05/24/2019	57	57	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	115.000	05/24/2019	17	17	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	115.500	05/24/2019	2	2	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	150	150	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	1,810	1,810	16	2
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	109.000	05/24/2019	41	41	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	125.000	05/24/2019	135	135	1	0

Total Purchased Options					$21	$2

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$123.000	04/26/2019	64	$64	$(8)	$(7)
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	125.000	04/26/2019	64	64	(19)	(16)

Total Written Options					$(27)	$(23)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	1,428	$	347,914	$204	$0	$(54)
Australia Government 3-Year Note June Futures	06/2019	1,046	AUD	84,403	479	59	(59)
Australia Government 10-Year Bond June Futures	06/2019	414		40,730	851	163	(163)
Euro-Bobl June Futures	06/2019	565	EUR	84,383	462	25	(101)
Euro-Buxl 30-Year Bond June Futures	06/2019	21		4,515	222	0	(30)
U.S. Treasury 5-Year Note June Futures	06/2019	1,895	$	219,494	1,938	0	(429)
U.S. Treasury 10-Year Note June Futures	06/2019	186		23,105	150	0	(52)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	135		22,680	933	0	(51)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	1,539	GBP	248,479	787	13	0

					$6,026	$260	$(939)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	144	$	(35,125)	$(155)	$97	$0
90-Day Eurodollar March Futures	03/2020	570	EUR	(139,201)	(359)	107	0
Call Options Strike @ EUR 164.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	30		(82)	(67)	9	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	31		(65)	(42)	8	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	33		(57)	(35)	8	0
Euro-BTP Italy Government Bond June Futures	06/2019	143		(20,768)	(523)	86	0
Euro-Bund 10-Year Bond June Futures	06/2019	246		(45,902)	(977)	69	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	623		(113,682)	(2,995)	231	0
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	64		(4)	20	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	1,539	GBP	(248,341)	(1,287)	0	(13)
United Kingdom Long Gilt June Futures	06/2019	446		(75,150)	(1,178)	35	(52)

					$(7,598)	$651	$(65)

Total Futures Contracts					$(1,572)	$911	$(1,004)

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.106%	EUR	400	$(13)	$6	$(7)	$0	$0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	1.631	$	600	(94)	31	(63)	0	(1)
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.181		1,600	(44)	21	(23)	1	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.173	EUR	300	(7)	2	(5)	0	0

							$(158)	$60	$(98)	$1	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR	400	$6	$0	$6	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		400	(3)	4	1	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.549		100	3	1	4	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.741		200	(1)	3	2	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.649		1,000	(33)	(10)	(43)	1	0

							$(28)	$(2)	$(30)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023	$	9,400	$(150)	$(35)	$(185)	$0	$(11)
iTraxx Europe Senior 30 5-Year Index	(1.000)	Quarterly	12/20/2023	EUR	9,700	19	(169)	(150)	0	(25)

						$(131)	$(204)	$(335)	$0	$(36)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	4,100	$(78)	$(31)	$(109)	$5	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		30,600	(1,427)	358	(1,069)	39	0

						$(1,505)	$327	$(1,178)	$44	$0

INTEREST RATE SWAPS -BASIS SWAPS

	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
Pay Floating Rate Index								Asset	Liability
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$50,700	$0	$(4)	$(4)	$0	$(3)
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	197,900	0	9	9	0	(1)
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	48,300	0	5	5	1	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	9,100	0	5	5	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	6,900	0	7	7	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	34,300	2	18	20	1	0
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	32,200	0	0	0	1	0

					$2	$40	$42	$3	$(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	127

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	2,000	$0	$(83)	$(83)	$5	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		5,900	2	(249)	(247)	14	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		1,900	0	(80)	(80)	5	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,900	0	(81)	(81)	5	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,900	0	(83)	(83)	5	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		4,300	0	(188)	(188)	10	0
Receive	1-Year BRL-CDI	6.370	Maturity	01/02/2020	BRL	385,400	0	101	101	18	0
Receive	1-Year BRL-CDI	6.450	Maturity	01/02/2020		591,300	(8)	72	64	28	0
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027	CAD	9,000	450	(363)	87	46	0
Pay(6)	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		10,300	148	145	293	0	(58)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		9,300	(81)	762	681	0	(107)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		4,300	0	178	178	0	(50)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,600	(16)	51	35	0	(4)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	38,300	(114)	98	(16)	9	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		22,600	442	(323)	119	12	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		18,300	132	(205)	(73)	33	0
Pay(6)	3-Month USD-LIBOR	2.970	Semi-Annual	05/31/2023		12,800	8	341	349	0	(27)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		20,500	821	(685)	136	40	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		36,100	747	(33)	714	74	0
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		10,300	382	(28)	354	0	(22)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		15,000	(427)	(235)	(662)	36	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		5,500	(181)	263	82	0	(14)
Pay	3-Month USD-LIBOR	3.200	Semi-Annual	10/11/2028		5,700	(20)	455	435	0	(15)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		2,200	50	78	128	0	(6)
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		3,400	134	46	180	0	(8)
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		1,500	31	45	76	0	(4)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		14,300	(157)	(346)	(503)	43	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		7,800	866	(724)	142	23	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		34,800	761	(3,937)	(3,176)	118	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		2,500	(152)	(29)	(181)	8	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027	ZAR	2,700	8	0	8	1	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	09/18/2021	EUR	27,200	70	31	101	0	(13)
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024		77,200	408	1,558	1,966	0	(146)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		67,900	283	345	628	0	(136)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/08/2029		13,500	(64)	121	57	0	(30)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		60,300	263	3,058	3,321	0	(250)
Pay(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		11,000	97	151	248	0	(47)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		25,400	(100)	(1,126)	(1,226)	526	0
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020	GBP	63,500	180	352	532	8	0
Pay(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	06/19/2021		22,700	90	85	175	6	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021		23,400	(85)	107	22	6	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		63,500	(28)	(412)	(440)	2	0
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024		13,800	32	(175)	(143)	2	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		15,200	111	394	505	0	(2)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	06/19/2049		700	(24)	(68)	(92)	5	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/17/2021	JPY	950,000	(139)	20	(119)	0	(2)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		6,480,000	(171)	605	434	35	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		630,000	23	(153)	(130)	0	(11)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		880,000	59	(240)	(181)	0	(17)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		2,902,000	(604)	(210)	(814)	0	(61)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		4,600,000	(153)	(1,213)	(1,366)	0	(97)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		4,803,000	(516)	(1,088)	(1,604)	0	(117)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		2,178,532	284	(1,701)	(1,417)	0	(122)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		572,000	(232)	(472)	(704)	0	(66)
Pay	6-Month JPY-LIBOR	0.724	Semi-Annual	01/24/2049		363,000	64	123	187	33	0

							$3,674	$(4,945)	$(1,271)	$1,156	$(1,432)

Total Swap Agreements							$1,854	$(4,724)	$(2,870)	$1,205	$(1,473)

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$2	$911	$1,205	$2,118		$(23)	$(1,004)	$(1,473)	$(2,500)

(m)

Securities with an aggregate market value of $18,741 and cash of $2,722 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	04/2019	AUD	4,006		$2,827	$0	$(18)
	04/2019	BRL	5,379		1,398	24	0
	04/2019	DKK	154,873		23,767	497	0
	04/2019	EUR	242,140		276,373	4,753	0
	04/2019		$1,381	BRL	5,380	0	(7)
	04/2019		23,208	DKK	153,173	0	(193)
	04/2019		865	NOK	7,435	0	(3)
	05/2019	NOK	7,435		$866	3	0
	05/2019	NZD	9,356		6,435	59	0
	05/2019		$1,047	AUD	1,484	8	0
	05/2019		3,361	JPY	371,800	5	0
	06/2019		825	MXN	16,182	0	(3)
	07/2019	DKK	153,173		$23,398	196	0
	07/2019	RON	27,736	EUR	5,704	0	(31)
	03/2020		4,736		955	1	0

BPS	04/2019	ARS	9,801		$240	15	(1)
	04/2019	CNH	15,654		2,256	0	(72)
	04/2019	TRY	880		154	0	(1)
	04/2019		$226	ARS	9,801	0	0
	04/2019		1,441	AUD	2,026	0	(2)
	04/2019		4,922	CNH	33,948	128	0
	04/2019		777	DKK	5,040	0	(20)
	04/2019		264	GBP	200	0	(3)
	04/2019		2,810	INR	193,533	0	(31)
	04/2019		1,413	NZD	2,070	0	(3)
	04/2019		589	TRY	3,341	9	0
	05/2019	AUD	3,147		$2,214	0	(23)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	129

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	05/2019	JPY	175,000		$1,608	$23	$0
	05/2019		$72	ARS	3,320	1	0
	05/2019		1,460	TRY	8,185	0	(56)
	06/2019	INR	585,394		$8,110	0	(237)
	06/2019	TRY	3,761		648	14	0
	07/2019		$2,045	CNH	14,012	38	0
	08/2019		11,938	MXN	234,236	0	(122)
	09/2019	EUR	70	TRY	475	0	(4)
	03/2020	RON	4,128	EUR	831	0	0

BRC	04/2019	JPY	3,579,400		$32,379	82	0
	04/2019	MXN	128,601		6,677	65	0
	04/2019	TRY	16,837		2,894	0	(63)
	04/2019		$8,603	EUR	7,583	0	(96)
	05/2019	JPY	141,000		$1,295	18	0
	05/2019		$20,877	JPY	2,290,800	0	(134)
	05/2019		3,493	ZAR	50,483	0	(9)
	06/2019	EUR	409	TRY	2,644	0	(16)

CBK	04/2019	CNH	33,530		$4,948	0	(39)
	04/2019	DKK	1,830		279	4	0
	04/2019	EUR	29,681		33,575	280	0
	04/2019	GBP	27,852		36,712	435	0
	04/2019	MXN	20,217		1,042	2	0
	04/2019	NOK	49,168		5,690	0	(11)
	04/2019	PEN	58,891		17,807	82	0
	04/2019	RON	1,078		256	3	0
	04/2019	SEK	2,225		242	2	0
	04/2019		$10	ARS	453	0	0
	04/2019		2,846	AUD	4,005	0	(2)
	04/2019		5,722	CAD	7,510	0	(102)
	04/2019		5,782	EUR	5,131	0	(27)
	04/2019		5,171	GBP	3,913	0	(74)
	04/2019		35,274	JPY	3,894,648	20	(153)
	04/2019		15,671	MXN	301,165	0	(188)
	04/2019		11,332	NOK	98,375	75	0
	04/2019		1,821	PEN	6,075	8	0
	04/2019		38,275	SEK	354,052	16	(209)
	05/2019	AUD	20,721		$14,717	0	(8)
	05/2019	CAD	7,754		5,832	23	0
	05/2019	EUR	2,833		3,307	114	0
	05/2019	JPY	3,579,400		32,540	144	0
	05/2019	MXN	9,773		512	12	0
	05/2019	SEK	339,976		36,862	211	0
	05/2019		$5,273	AUD	7,445	18	0
	05/2019		2,788	CAD	3,706	0	(12)
	05/2019		3,576	NZD	5,199	0	(32)
	06/2019	EUR	182	TRY	1,178	0	(7)
	06/2019	GBP	1,005		$1,347	33	0
	06/2019	MXN	84,747		4,313	5	0
	06/2019	TRY	4,230	EUR	653	24	0
	06/2019		$48,231		41,361	0	(1,529)
	06/2019		3,492	MXN	68,565	0	(7)
	07/2019	CNH	14,483		$2,149	0	(5)
	07/2019		$2,043	CNH	14,012	40	0
	08/2019	MXN	81,544		$4,122	8	0
	09/2019	EUR	572	TRY	3,886	0	(33)
	03/2020	RON	4,158	EUR	837	0	0

DUB	04/2019	SEK	3,780		367	5	0

FBF	04/2019	ARS	60,625		$1,399	1	0
	04/2019		$1,527	ARS	60,625	0	(129)

GLM	04/2019	ARS	14,933		$343	0	(1)
	04/2019	AUD	7,459		5,287	0	(9)
	04/2019	CHF	4,274		4,287	0	(6)
	04/2019	EUR	63,501		72,486	1,253	0
	04/2019	JPY	630,998		5,681	0	(13)
	04/2019	MXN	78,919		4,067	10	0
	04/2019	RUB	90,324		1,367	0	(7)
	04/2019		$347	ARS	14,933	0	(3)
	04/2019		6,773	AUD	9,492	2	(36)
	04/2019		5,464	EUR	4,827	0	(49)

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	04/2019		$9,446	GBP	7,142	$0	$(144)
	04/2019		8,586	INR	594,139	0	(53)
	05/2019	CHF	525		$526	0	(3)
	05/2019	JPY	94,000		863	12	0
	05/2019		$481	ARS	21,817	2	(4)
	05/2019		5,290	AUD	7,459	9	0
	05/2019		5,168	RUB	343,055	26	0
	06/2019	KRW	20,077,877		$17,911	224	0
	06/2019		$1,979	KRW	2,244,259	0	(2)

HUS	04/2019	CAD	49,017		$37,147	467	0
	04/2019	CNH	25,264		3,736	0	(22)
	04/2019	DKK	2,245		344	7	0
	04/2019	KRW	4,801,462		4,234	8	0
	04/2019		$363	ARS	14,974	0	(22)
	04/2019		30	CHF	30	0	0
	04/2019		1,456	GBP	1,098	0	(26)
	04/2019		2,414	KRW	2,706,699	0	(31)
	04/2019		3,506	NGN	1,297,397	87	0
	04/2019		2,788	NOK	23,950	0	(11)
	05/2019	CAD	1,910		$1,423	0	(7)
	05/2019	JPY	761,100		6,915	23	0
	05/2019		$7,281	AUD	10,176	0	(50)
	05/2019		3,403	EUR	2,819	0	(226)
	06/2019	HKD	28,416		$3,630	1	0
	06/2019		$15,746	KRW	17,810,386	0	(57)
	07/2019	CNH	98,117		$14,378	0	(211)
	07/2019		$14,707	CNH	100,940	302	0
	10/2019	INR	212,053		$2,885	0	(98)
	10/2019		$3,935	INR	289,558	139	0

IND	04/2019	CNH	3,764		$543	0	(17)
	05/2019		$21,875	CAD	28,940	0	(195)

JPM	04/2019	ARS	37,949		$944	69	0
	04/2019	CAD	5,596		4,194	11	(5)
	04/2019	CNH	13,916		2,053	0	(16)
	04/2019	EUR	704	SEK	7,221	0	(13)
	04/2019	GBP	3,248		$4,286	55	0
	04/2019	MXN	73,428		3,817	42	0
	04/2019	NOK	104,972		12,209	71	(34)
	04/2019	NZD	8,294		5,688	39	0
	04/2019	PEN	3,408		1,031	5	0
	04/2019	SEK	151,047		16,255	37	(29)
	04/2019		$876	ARS	37,949	0	(1)
	04/2019		10,037	CHF	10,018	25	0
	04/2019		7,122	JPY	792,047	25	0
	04/2019		4,254	NOK	36,322	0	(42)
	04/2019		5,724	NZD	8,282	0	(84)
	04/2019		4,220	SEK	38,956	0	(30)
	05/2019	TRY	899		$154	0	0
	05/2019		$5,550	JPY	609,100	0	(35)
	06/2019	ILS	1,679		$467	3	0
	06/2019	TRY	612	EUR	93	2	0
	07/2019	BRL	38,700		$10,158	340	0
	07/2019	CNH	4,160		611	0	(7)
	07/2019		$589	DKK	3,885	0	(1)

MSB	04/2019		7,118	CNH	48,963	165	0
	05/2019		49	ARS	2,085	0	(3)
	06/2019	EUR	62	TRY	401	0	(2)
	07/2019	CNH	12,205		$1,786	0	(29)
	03/2020	RON	4,165	EUR	838	0	(1)

MYI	04/2019	CHF	8,612		$8,535	0	(115)
	04/2019	EUR	11,306		12,885	201	0
	04/2019		$2,836	AUD	3,994	0	0
	04/2019		1,464	EUR	1,290	0	(17)
	04/2019		2,877	NOK	24,590	0	(25)
	04/2019		10,093	SEK	92,929	0	(97)
	05/2019	AUD	23,053		$16,349	0	(33)
	06/2021		$65	EUR	51	0	(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	131

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
NGF	04/2019	CNH	4,626		$668	$0	$(20)
	04/2019		$843	IDR	12,055,645	0	0
	09/2019	TRY	4,369	EUR	642	36	0

RBC	05/2019	JPY	817,400		$7,446	45	0

RYL	04/2019	SEK	5,008	EUR	482	2	0

SCX	04/2019	BRL	5,269		$1,352	6	0
	04/2019	CAD	3,822		2,848	0	(12)
	04/2019	CNH	25,242		3,633	0	(121)
	04/2019	GBP	2,212		2,901	20	0
	04/2019	JPY	477,341		4,341	33	0
	04/2019	NGN	1,297,397		3,416	0	(177)
	04/2019	NZD	2,078		1,414	0	(1)
	04/2019	RUB	413,281		6,227	0	(58)
	04/2019	SEK	338,411		36,415	16	0
	04/2019		$1,407	BRL	5,269	0	(61)
	04/2019		5,319	CNH	36,679	136	0
	04/2019		2,818	EUR	2,489	0	(26)
	04/2019		20,600	GBP	15,560	0	(334)
	04/2019		1,864	KRW	2,094,763	0	(20)
	04/2019		1,098	TRY	6,272	3	0
	05/2019	GBP	15,560		$20,631	333	0
	05/2019	TRY	6,442		1,104	0	(1)
	06/2019	TWD	100,951		3,282	1	0
	06/2019		$3,525	IDR	50,319,457	0	(36)
	06/2019		3,186	TWD	97,950	0	(2)

SOG	04/2019	CAD	382		$284	0	(2)
	04/2019		$2,100	TRY	11,445	0	(90)
	05/2019	EUR	281,516		$316,520	0	(100)

SSB	04/2019		$12,524	EUR	10,988	0	(198)
	04/2019		2,089	SEK	19,435	1	0
	05/2019	NZD	2,716		$1,861	10	0
	06/2019	MYR	5,700		1,398	1	0

TOR	05/2019		$38	CLP	24,642	0	(1)
	06/2019		7,418	COP	23,149,734	0	(183)

UAG	04/2019		36,502	CAD	49,005	170	0
	04/2019		348	CNH	2,407	10	0
	04/2019		16,619	RUB	1,102,454	147	0
	05/2019	CAD	49,005		$36,530	0	(170)
	05/2019	EUR	29,000		32,658	42	0
	06/2019	JPY	4,800,000		43,418	0	(147)

Total Forward Foreign Currency Contracts						$12,178	$(7,401)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC EUR versus SEK	SEK	10.250	09/04/2019	6,390	$45	$62

BRC	Call - OTC EUR versus USD		$1.308	09/22/2021	700	43	13
	Put - OTC EUR versus USD		1.308	09/22/2021	700	51	85

GLM	Put - OTC EUR versus SEK	SEK	10.250	09/04/2019	6,100	39	59

HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	7,140	31	28
	Call - OTC USD versus INR	INR	82.000	10/16/2019	16,600	117	22

MSB	Call - OTC EUR versus USD		$1.291	06/24/2021	751	46	13
	Put - OTC EUR versus USD		1.291	06/24/2021	751	55	84

MYI	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	5,590	22	22

Total Purchased Options						$449	$388

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	2,000	$(2)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	2,400	(2)	(1)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	1,900	(2)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	11,100	(10)	(7)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	2,200	(2)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	2,100	(2)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	2,200	(2)	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	1,700	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	2,200	(4)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	2,400	(5)	0

						$ (32)	$(8)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	3,350	$(56)	$(168)
	Put - OTC GBP versus USD		$1.315	06/14/2019	2,858	(91)	(87)

HUS	Put - OTC USD versus CNH	CNH	6.700	04/29/2019	7,100	(18)	(24)
	Call - OTC USD versus CNH		6.800	04/29/2019	7,100	(17)	(11)
	Put - OTC USD versus INR	INR	72.000	10/16/2019	5,500	(105)	(163)

MYI	Put - OTC USD versus CNH	CNH	6.675	04/11/2019	7,000	(18)	(7)
	Call - OTC USD versus CNH		6.775	04/11/2019	7,000	(18)	(7)
	Put - OTC USD versus MXN	MXN	18.500	05/23/2019	3,620	(18)	(4)

NGF	Call - OTC EUR versus TRY	TRY	7.300	09/04/2019	3,123	(87)	(246)

						$(428)	$(717)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	500	$(7)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.460%	04/05/2019	8,300	$(15)	$(67)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.760	04/05/2019	8,300	(13)	0

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.460	04/05/2019	1,800	(3)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.760	04/05/2019	1,800	(2)	0

							$(33)	$(82)

Total Written Options							$(500)	$(807)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.109%	$400	$(14)	$3	$0	$(11)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	3,100	(111)	23	0	(88)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	2,700	(67)	(14)	0	(81)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	1,500	(29)	(11)	0	(40)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	2,800	(97)	18	0	(79)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	3,200	(80)	(17)	0	(97)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	133

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.109%	$800	$(28)	$5	$0	$(23)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	2,700	(52)	(20)	0	(72)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	2,600	(91)	17	0	(74)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	1,500	(37)	(8)	0	(45)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	2,000	(48)	(12)	0	(60)

							$(654)	$(16)	$0	$(670)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.710%	$100	$(5)	$2	$0	$(3)

GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984	800	(35)	(2)	0	(37)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710	500	(26)	12	0	(14)

							$(66)	$12	$0	$(54)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month EUR-LIBOR less 0.270% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	5,500	$6,225	$110	$(173)	$0	$(63)

GLM	Floating rate equal to 3-Month EUR-LIBOR less 0.283% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		31,600	35,765	594	(958)	0	(364)
	Floating rate equal to 3-Month EUR-LIBOR less 0.299% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		27,100	30,672	651	(964)	0	(313)

MYC	Floating rate equal to 3-Month EUR-LIBOR less 0.270% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		41,000	46,404	817	(1,287)	0	(470)

TOR	Floating rate equal to 3-Month EUR-LIBOR less 0.265% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		42,300	47,875	757	(1,241)	0	(484)

								$2,929	$(4,623)	$0	$(1,694)

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.370%	Annual	06/20/2020	ILS	28,600	$0	$(24)	$0	$(24)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		6,000	0	84	84	0

BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		115,900	0	(98)	0	(98)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		25,000	0	319	319	0

DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020		62,400	0	(67)	0	(67)
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		13,200	0	220	220	0

GLM	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		56,600	0	8	8	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		58,800	4	(52)	0	(48)
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		11,900	0	92	92	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		12,600	0	177	177	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		19,800	0	(16)	0	(16)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		4,200	0	59	59	0

JPM	Pay	1-Year ILS-TELBOR	1.018	Annual	03/01/2024		100,600	0	190	190	0

								$4	$892	$1,149	$(253)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	$	2,900	$20	$(73)	$0	$(53)
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019		2,700	0	(49)	0	(49)
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	12/20/2019		1,300	1	(9)	0	(8)

									$21	$(131)	$0	$(110)

Total Swap Agreements									$2,234	$(3,866)	$1,149	$(2,781)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$5,546	$62	$84	$5,692	$(255)	$(68)	$(35)	$(358)	$5,334	$(4,980)	$354
BPS	228	0	0	228	(575)	(7)	(169)	(751)	(523)	442	(81)
BRC	165	98	319	582	(318)	0	(314)	(632)	(50)	123	73
CBK	1,559	0	0	1,559	(2,438)	(255)	(89)	(2,782)	(1,223)	1,353	130
DUB	5	0	220	225	0	0	(67)	(67)	158	(320)	(162)
FBF	1	0	0	1	(129)	0	0	(129)	(128)	0	(128)
GLM	1,538	59	277	1,874	(330)	(15)	(725)	(1,070)	804	(640)	164
GST	0	0	0	0	0	0	(293)	(293)	(293)	278	(15)
HUS	1,034	50	59	1,143	(761)	(198)	(61)	(1,020)	123	(350)	(227)
IND	0	0	0	0	(212)	0	0	(212)	(212)	299	87
JPM	724	0	190	914	(297)	0	(74)	(371)	543	(580)	(37)
MSB	165	97	0	262	(35)	0	0	(35)	227	(30)	197
MYC	0	0	0	0	0	0	(470)	(470)	(470)	(414)	(884)
MYI	201	22	0	223	(291)	(18)	0	(309)	(86)	(20)	(106)
NGF	36	0	0	36	(20)	(246)	0	(266)	(230)	267	37
RBC	45	0	0	45	0	0	0	0	45	0	45
RYL	2	0	0	2	0	0	0	0	2	(25)	(23)
SCX	548	0	0	548	(849)	0	0	(849)	(301)	411	110
SOG	0	0	0	0	(192)	0	0	(192)	(192)	0	(192)
SSB	12	0	0	12	(198)	0	0	(198)	(186)	0	(186)
TOR	0	0	0	0	(184)	0	(484)	(668)	(668)	316	(352)
UAG	369	0	0	369	(317)	0	0	(317)	52	0	52

Total Over the Counter	$12,178	$388	$1,149	$13,715	$(7,401)	$(807)	$(2,781)	$(10,989)

(o)

Securities with an aggregate market value of $3,765 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	135

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	911	911
Swap Agreements	0	46	0	0	1,159	1,205

	$0	$46	$0	$0	$2,072	$2,118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,178	$0	$12,178
Purchased Options	0	0	0	388	0	388
Swap Agreements	0	0	0	0	1,149	1,149

	$0	$0	$0	$12,566	$1,149	$13,715

	$0	$46	$0	$12,566	$3,221	$15,833

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$23	$23
Futures	0	0	0	0	1,004	1,004
Swap Agreements	0	37	0	0	1,436	1,473

	$0	$37	$0	$0	$2,463	$2,500

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,401	$0	$7,401
Written Options	0	8	0	717	82	807
Swap Agreements	0	724	0	1,694	363	2,781

	$0	$732	$0	$9,812	$445	$10,989

	$0	$769	$0	$9,812	$2,908	$13,489

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(58)	$(58)
Written Options	0	0	0	0	138	138
Futures	0	0	0	0	(6,099)	(6,099)
Swap Agreements	0	(887)	0	0	5,004	4,117

	$0	$(887)	$0	$0	$(1,015)	$(1,902)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,571	$0	$32,571
Purchased Options	0	0	0	58	0	58
Written Options	0	189	0	1,408	21	1,618
Swap Agreements	0	(153)	0	(1,719)	(720)	(2,592)

	$0	$36	$0	$32,318	$(699)	$31,655

	$0	$(851)	$0	$32,318	$(1,714)	$29,753

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Written Options	0	0	0	0	4	4
Futures	0	0	0	0	(2,292)	(2,292)
Swap Agreements	0	131	0	0	(7,084)	(6,953)

	$0	$131	$0	$0	$(9,389)	$(9,258)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,245	$0	$6,245
Purchased Options	0	0	0	68	0	68
Written Options	0	(20)	0	(648)	(48)	(716)
Swap Agreements	0	(27)	0	(4,904)	105	(4,826)

	$0	$(47)	$0	$761	$57	$771

	$0	$84	$0	$761	$(9,332)	$(8,487)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$822	$0	$822
Australia
Asset-Backed Securities	0	715	0	715
Corporate Bonds & Notes	0	2,678	0	2,678
Non-Agency Mortgage-Backed Securities	0	1,056	0	1,056
Bermuda
Corporate Bonds & Notes	0	1,680	0	1,680
Brazil
Corporate Bonds & Notes	0	5,354	0	5,354
Sovereign Issues	0	9,738	0	9,738
Canada
Corporate Bonds & Notes	0	8,172	0	8,172
Non-Agency Mortgage-Backed Securities	0	1,906	0	1,906
Sovereign Issues	0	18,434	0	18,434
Cayman Islands
Asset-Backed Securities	0	19,374	0	19,374
Corporate Bonds & Notes	0	8,474	0	8,474
China
Corporate Bonds & Notes	0	701	0	701
Denmark
Corporate Bonds & Notes	0	23,437	0	23,437
France
Corporate Bonds & Notes	0	8,198	0	8,198
Sovereign Issues	0	12,385	0	12,385

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Germany
Asset-Backed Securities	$0	$1,430	$0	$1,430
Corporate Bonds & Notes	0	9,911	0	9,911
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,017	0	1,017
Hong Kong
Corporate Bonds & Notes	0	1,821	0	1,821
India
Corporate Bonds & Notes	0	806	0	806
Indonesia
Corporate Bonds & Notes	0	417	0	417
Ireland
Asset-Backed Securities	0	5,116	0	5,116
Corporate Bonds & Notes	0	8,466	0	8,466
Sovereign Issues	0	1,184	0	1,184
Israel
Sovereign Issues	0	1,231	0	1,231
Italy
Corporate Bonds & Notes	0	3,285	0	3,285
Sovereign Issues	0	4,142	0	4,142
Japan
Corporate Bonds & Notes	0	10,051	0	10,051
Sovereign Issues	0	63,069	0	63,069
Jersey, Channel Islands
Corporate Bonds & Notes	0	365	0	365
Kuwait
Sovereign Issues	0	5,316	0	5,316

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	137

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Lithuania
Sovereign Issues	$0	$1,906	$0	$1,906
Luxembourg
Corporate Bonds & Notes	0	929	0	929
Multinational
Corporate Bonds & Notes	0	929	0	929
Netherlands
Asset-Backed Securities	0	3,581	0	3,581
Corporate Bonds & Notes	0	17,230	0	17,230
Norway
Corporate Bonds & Notes	0	2,008	0	2,008
Sovereign Issues	0	793	0	793
Peru
Sovereign Issues	0	16,380	0	16,380
Qatar
Corporate Bonds & Notes	0	612	0	612
Sovereign Issues	0	15,371	0	15,371
Saudi Arabia
Sovereign Issues	0	14,373	0	14,373
Singapore
Corporate Bonds & Notes	0	2,596	0	2,596
Slovenia
Sovereign Issues	0	2,458	0	2,458
South Korea
Corporate Bonds & Notes	0	690	0	690
Sovereign Issues	0	310	0	310
Spain
Corporate Bonds & Notes	0	4,488	0	4,488
Sovereign Issues	0	17,662	0	17,662
Sweden
Corporate Bonds & Notes	0	37,866	0	37,866
Switzerland
Corporate Bonds & Notes	0	10,413	0	10,413
Sovereign Issues	0	456	0	456
United Arab Emirates
Corporate Bonds & Notes	0	893	0	893
Sovereign Issues	0	3,178	0	3,178
United Kingdom
Corporate Bonds & Notes	0	56,158	0	56,158
Non-Agency Mortgage-Backed Securities	0	31,975	0	31,975
Preferred Securities	0	521	0	521
United States
Asset-Backed Securities	0	64,461	0	64,461
Corporate Bonds & Notes	0	122,592	0	122,592

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Loan Participations and Assignments	$0	$2,699	$0	$2,699
Municipal Bonds & Notes	0	1,497	0	1,497
Non-Agency Mortgage-Backed Securities	0	46,368	0	46,368
U.S. Government Agencies	0	215,932	0	215,932
U.S. Treasury Obligations	0	66,822	0	66,822
Short-Term Instruments
Repurchase Agreements	0	12,090	0	12,090
Argentina Treasury Bills	0	30	0	30
Japan Treasury Bills	0	47,025	0	47,025
Malaysia Treasury Bills	0	1,387	0	1,387
U.S. Treasury Bills	0	990	0	990

	$0	$1,066,420	$0	$1,066,420

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$83,111	$0	$0	$83,111

Total Investments	$83,111	$1,066,420	$0	$1,149,531

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(11,326)	$0	$(11,326)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	911	1,207	0	2,118
Over the counter	0	13,715	0	13,715

	$911	$14,922	$0	$15,833

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,004)	(1,496)	0	(2,500)
Over the counter	0	(10,989)	0	(10,989)

	$(1,004)	$(12,485)	$0	$(13,489)

Total Financial Derivative Instruments	$(93)	$2,437	$0	$2,344

Totals	$83,018	$1,057,531	$0	$1,140,549

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International Bond Fund (Unhedged)

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.1%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	600	$542
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	19,700	442
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		30,270	779

Total Argentina (Cost $3,392)			1,763

AUSTRALIA 0.4%

ASSET-BACKED SECURITIES 0.1%

Driver Australia Trust
2.810% due 07/21/2026	AUD	1,547	1,097

CORPORATE BONDS & NOTES 0.3%

Volkswagen Financial Services Australia Pty. Ltd.
2.950% due 06/22/2020		6,300	4,502

Total Australia (Cost $5,820)			5,599

BRAZIL 1.5%

CORPORATE BONDS & NOTES 0.5%

Petrobras Global Finance BV
5.999% due 01/27/2028		$2,220	2,252
6.250% due 03/17/2024		2,200	2,370
7.250% due 03/17/2044		1,000	1,047
7.375% due 01/17/2027		1,000	1,106

			6,775

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,000	993

SOVEREIGN ISSUES 0.9%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2019 (d)	BRL	51,500	12,959

Total Brazil (Cost $21,045)			20,727

CANADA 4.7%

CORPORATE BONDS & NOTES 0.6%

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		$1,300	1,316

Enbridge, Inc.
2.900% due 07/15/2022		1,400	1,397
3.311% (US0003M + 0.700%) due 06/15/2020 ~		900	901

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,651

HSBC Bank Canada
3.300% due 11/28/2021		$3,000	3,049

			8,314

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Canadian Mortgage Pools
2.138% due 06/01/2020	CAD	1,038	777
2.338% due 07/01/2020		2,743	2,058
2.338% due 08/01/2020		977	733

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		1,209	914

			4,482

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.8%

Canada Housing Trust
2.900% due 06/15/2024	CAD	1,700	$1,335
3.150% due 09/15/2023		2,700	2,132

Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)		1,271	1,190

Province of Alberta
1.250% due 06/01/2020		6,300	4,688
2.350% due 06/01/2025		6,500	4,916

Province of British Columbia
2.300% due 06/18/2026		7,700	5,815

Province of Ontario
2.500% due 04/27/2026		$4,200	4,149
2.600% due 06/02/2025	CAD	7,500	5,759
3.150% due 06/02/2022		25,100	19,521

Province of Quebec
2.500% due 09/01/2026		200	152
5.000% due 12/01/2038		3,200	3,233

			52,890

Total Canada (Cost $72,301)			65,686

CAYMAN ISLANDS 3.0%

ASSET-BACKED SECURITIES 2.7%

Bowman Park CLO Ltd.
3.831% due 11/23/2025 •		$2,784	2,785

Cent CLO Ltd.
3.857% due 10/15/2026 •		3,300	3,285

Dryden Senior Loan Fund
3.687% due 10/15/2027 •		3,200	3,183

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		800	794

Figueroa CLO Ltd.
3.687% due 01/15/2027 •		3,300	3,296

Jamestown CLO Ltd.
3.477% due 07/15/2026 •		1,668	1,663
3.993% due 01/17/2027 •		3,844	3,842

JMP Credit Advisors CLO Ltd.
3.623% due 01/17/2028 •		3,400	3,394

Mountain View CLO Ltd.
3.587% due 10/15/2026 •		676	674
3.617% due 10/13/2027 •		3,300	3,279

Octagon Investment Partners Ltd.
3.887% due 04/15/2026 •		1,426	1,427

Staniford Street CLO Ltd.
3.791% due 06/15/2025 •		1,293	1,293

Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •		4,195	4,196

Venture CLO Ltd.
3.667% due 04/15/2027		700	694

WhiteHorse Ltd.
3.703% due 04/17/2027 •		700	698

Zais CLO Ltd.
3.937% due 04/15/2028 •		3,400	3,382

			37,885

CORPORATE BONDS & NOTES 0.3%

Ambac LSNI LLC
7.592% due 02/12/2023 •		1	1

KSA Sukuk Ltd.
2.894% due 04/20/2022		1,200	1,194

Sands China Ltd.
4.600% due 08/08/2023		500	517
5.125% due 08/08/2025		600	626
5.400% due 08/08/2028		1,500	1,576

Tencent Holdings Ltd.
3.595% due 01/19/2028		300	297

			4,211

Total Cayman Islands (Cost $42,081)			42,096

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.5%

SOVEREIGN ISSUES 0.5%

China Development Bank
2.950% due 06/16/2023	CNY	5,300	$788
3.050% due 08/25/2026		3,000	423
3.220% due 12/06/2025		5,300	794
3.290% due 10/18/2023		15,900	2,405
4.040% due 07/06/2028		7,800	1,191
4.880% due 02/09/2028		10,400	1,671

Total China (Cost $7,273)			7,272

DENMARK 3.2%

CORPORATE BONDS & NOTES 2.7%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	9,168	1,427
2.000% due 10/01/2047		8,578	1,342

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		1,700	265
2.000% due 10/01/2047		32,936	5,149
2.000% due 10/01/2050		22,482	3,505
2.500% due 10/01/2047		72	11

Nykredit Realkredit A/S
1.500% due 10/01/2037		12,492	1,944
2.000% due 10/01/2047		36,803	5,748
2.000% due 10/01/2050		9,904	1,542
2.500% due 10/01/2036		559	90
2.500% due 10/01/2047		103	16

Realkredit Danmark A/S
2.000% due 10/01/2047		107,429	16,792
2.500% due 07/01/2047		74	12

			37,843

SOVEREIGN ISSUES 0.5%

Denmark Government International Bond
3.000% due 11/15/2021		44,100	7,264

Total Denmark (Cost $44,504)			45,107

FRANCE 4.3%

CORPORATE BONDS & NOTES 2.2%

Altice France S.A.
7.375% due 05/01/2026		$2,200	2,161

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	1,200	1,636

Credit Agricole S.A.
3.750% due 04/24/2023		$1,550	1,569
3.799% (US0003M + 1.020%) due 04/24/2023 ~		900	893

Danone S.A.
2.077% due 11/02/2021		3,500	3,434

Dexia Credit Local S.A.
1.875% due 09/15/2021		6,400	6,304
2.250% due 02/18/2020		6,000	5,981
2.375% due 09/20/2022		1,700	1,690
2.500% due 01/25/2021		5,200	5,197

Electricite de France S.A.
4.600% due 01/27/2020		800	814

			29,679

SOVEREIGN ISSUES 2.1%

France Government International Bond
2.000% due 05/25/2048 (j)	EUR	15,800	20,763
3.250% due 05/25/2045 (j)		5,000	8,212

			28,975

Total France (Cost $54,272)			58,654

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	139

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 2.4%

ASSET-BACKED SECURITIES 0.1%

SC Germany Auto UG
0.032% due 12/13/2026 •	EUR	800	$899

CORPORATE BONDS & NOTES 2.3%

Deutsche Bank AG
3.150% due 01/22/2021		$1,800	1,774
3.576% (US0003M + 0.815%) due 01/22/2021 ~		3,300	3,236
4.028% (US0003M + 1.290%) due 02/04/2021 ~		1,300	1,290
4.250% due 10/14/2021		5,600	5,631

Hamburg Commercial Bank AG
0.250% due 11/19/2020	EUR	300	339

Kreditanstalt fuer Wiederaufbau
0.250% due 09/15/2025		8,500	9,714
0.625% due 02/22/2027		8,400	9,810

			31,794

Total Germany (Cost $32,756)			32,693

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$800	799
3.800% due 06/09/2023		1,200	1,220

Total Guernsey, Channel Islands (Cost $1,996)			2,019

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%

AIA Group Ltd.
3.900% due 04/06/2028		$900	931

CNPC General Capital Ltd.
2.750% due 05/14/2019		1,300	1,301

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		700	703

Total Hong Kong (Cost $2,880)			2,935

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

ICICI Bank Ltd.
3.500% due 03/18/2020		$800	802

Total India (Cost $796)			802

INDONESIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$600	625

Total Indonesia (Cost $596)			625

IRELAND 0.9%

ASSET-BACKED SECURITIES 0.5%

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	2,300	2,580

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		250	281

Toro European CLO DAC
0.900% due 10/15/2030 •		3,400	3,819

			6,680

CORPORATE BONDS & NOTES 0.4%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		$400	400
4.625% due 10/30/2020		300	307

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AIB Group PLC
4.750% due 10/12/2023		$500	$517

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		1,703	1,718

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,700	1,693
2.400% due 09/23/2021		500	495

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		700	692

			5,822

Total Ireland (Cost $12,682)			12,502

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%

Israel Government International Bond
3.250% due 01/17/2028		$1,000	1,015
4.125% due 01/17/2048		900	934

Total Israel (Cost $1,886)			1,949

ITALY 0.9%

CORPORATE BONDS & NOTES 0.2%

UniCredit SpA
7.830% due 12/04/2023		$2,900	3,232

SOVEREIGN ISSUES 0.7%

Italy Buoni Poliennali Del Tesoro
2.450% due 10/01/2023	EUR	150	175
2.450% due 09/01/2033		1,600	1,706
2.500% due 11/15/2025 (j)		4,500	5,191
2.950% due 09/01/2038		2,200	2,373

			9,445

Total Italy (Cost $12,607)			12,677

JAPAN 14.8%

CORPORATE BONDS & NOTES 1.4%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,900	1,864
2.362% due 05/28/2021		200	198
3.278% (US0003M + 0.540%) due 08/04/2020 ~		6,600	6,608

Japan Tobacco, Inc.
2.000% due 04/13/2021		1,000	980

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		500	522

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		690	692

Mizuho Financial Group, Inc.
3.481% (US0003M + 0.880%) due 09/11/2022 ~		4,200	4,220
3.601% (US0003M + 1.000%) due 09/11/2024 ~		800	806
3.922% due 09/11/2024 •		1,300	1,340

ORIX Corp.
3.250% due 12/04/2024		400	400

Sumitomo Mitsui Financial Group, Inc.
4.281% (US0003M + 1.680%) due 03/09/2021 ~		1,200	1,226

			18,856

SOVEREIGN ISSUES 13.4%

Development Bank of Japan, Inc.
1.625% due 09/01/2021		4,000	3,913

Japan Bank for International Cooperation
2.375% due 11/16/2022		700	696
3.250% due 07/20/2023		1,700	1,748
3.375% due 10/31/2023		500	517

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		8,500	8,410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 09/27/2023		$1,000	$1,030

Japan Government Forty Year Bond
0.800% due 03/20/2058	JPY	950,000	9,244

Japan Government International Bond
0.000% due 03/10/2028 (f)		1,096,115	10,320
0.500% due 09/20/2046		1,494,000	13,562
0.700% due 12/20/2048		2,220,000	21,095
1.400% due 09/20/2034		10,410,000	111,680
1.600% due 03/20/2033		2,000	22

Tokyo Metropolitan Government
2.500% due 06/08/2022		$2,800	2,783

			185,020

Total Japan (Cost $185,135)			203,876

JERSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

AA Bond Co. Ltd.
4.249% due 07/31/2043	GBP	500	665

Heathrow Funding Ltd.
4.875% due 07/15/2023		$500	517

Total Jersey, Channel Islands (Cost $1,270)			1,182

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
2.750% due 03/20/2022		$500	500
3.500% due 03/20/2027		7,200	7,370

Total Kuwait (Cost $7,640)			7,870

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$2,100	2,223

Total Lithuania (Cost $2,204)			2,223

LUXEMBOURG 0.5%

ASSET-BACKED SECURITIES 0.1%

Bavarian Sky S.A.
0.032% due 07/15/2026 •	EUR	600	673

CORPORATE BONDS & NOTES 0.4%

Allergan Funding SCS
1.500% due 11/15/2023		300	345

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022		1,000	1,144

Emerald Bay S.A.
0.000% due 10/08/2020 (d)		1,000	1,073

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019		$400	408

NORD/LB Luxembourg S.A. Covered Bond Bank
0.250% due 03/10/2020	EUR	300	338
2.875% due 02/16/2021		$1,800	1,805

			5,113

Total Luxembourg (Cost $5,915)			5,786

NETHERLANDS 1.8%

ASSET-BACKED SECURITIES 0.2%

Accunia European CLO BV
0.000% due 07/15/2030 •(b)	EUR	800	897

Babson Euro CLO BV
0.512% due 10/25/2029 •		1,150	1,287

Chapel BV
0.352% due 11/17/2064 •		5	6

			2,190

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.6%

ABN AMRO Bank NV
2.450% due 06/04/2020		$600	$598

BNG Bank NV
4.750% due 03/06/2023	AUD	3,000	2,358

British Transco International Finance BV
0.000% due 11/04/2021 (d)		$2,300	2,105

Cooperatieve Rabobank UA
3.125% due 04/26/2021		800	804
3.195% (US0003M + 0.430%) due 04/26/2021 ~		2,150	2,157
6.875% due 03/19/2020 (h)	EUR	1,300	1,554

Enel Finance International NV
2.875% due 05/25/2022		$800	787

ING Bank NV
2.625% due 12/05/2022		6,050	6,055

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,200	1,170

NXP BV
4.625% due 06/01/2023		2,400	2,498

Schaeffler Finance BV
4.750% due 05/15/2023		1,100	1,115

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	400	525

Vonovia Finance BV
5.000% due 10/02/2023		$500	519

			22,245

Total Netherlands (Cost $24,463)			24,435

NORWAY 0.5%

CORPORATE BONDS & NOTES 0.4%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$2,800	2,792
3.250% due 06/28/2023		1,100	1,130

Sparebanken Soer Boligkreditt A/S
0.250% due 03/22/2021	EUR	1,500	1,698

			5,620

SOVEREIGN ISSUES 0.1%

Kommunalbanken A/S
4.500% due 07/18/2022	AUD	1,900	1,463

Total Norway (Cost $7,564)			7,083

PERU 0.6%

SOVEREIGN ISSUES 0.6%

Peru Government International Bond
5.940% due 02/12/2029	PEN	3,000	952
6.350% due 08/12/2028		19,100	6,235
6.950% due 08/12/2031		4,200	1,428

Total Peru (Cost $8,496)			8,615

POLAND 0.3%

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.250% due 04/25/2022	PLN	16,600	4,376
3.250% due 07/25/2025		300	82

Total Poland (Cost $4,254)			4,458

QATAR 2.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Qatar National Bank SAQ
3.583% (LIBOR03M + 0.900%) due 12/22/2020 «~		$7,000	6,956

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.5%

Qatar Government International Bond
3.875% due 04/23/2023		$10,400	$10,716
4.000% due 03/14/2029		3,900	4,025
4.500% due 01/20/2022		300	312
4.500% due 04/23/2028		4,800	5,139

			20,192

Total Qatar (Cost $26,336)			27,148

SAUDI ARABIA 1.5%

SOVEREIGN ISSUES 1.5%

Saudi Government International Bond
2.375% due 10/26/2021		$11,200	11,024
2.875% due 03/04/2023		1,300	1,290
3.250% due 10/26/2026		1,000	975
3.625% due 03/04/2028		1,500	1,490
4.000% due 04/17/2025		4,900	5,027
4.375% due 04/16/2029		1,000	1,044

Total Saudi Arabia (Cost $20,768)			20,850

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
2.750% due 09/18/2022		$300	294
3.500% due 09/18/2027		600	585
3.788% (US0003M + 1.050%) due 05/02/2021 ~		300	302

Clifford Capital Pte. Ltd.
3.380% due 03/07/2028		1,500	1,532

DBS Bank Ltd.
3.300% due 11/27/2021		1,000	1,015

Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~		1,700	1,705

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		1,000	961

Total Singapore (Cost $6,301)			6,394

SLOVENIA 0.4%

SOVEREIGN ISSUES 0.4%

Slovenia Government International Bond
5.250% due 02/18/2024		$5,177	5,758

Total Slovenia (Cost $5,300)			5,758

SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$500	516

Korea National Oil Corp.
4.250% due 10/08/2019	AUD	600	430

Total South Korea (Cost $984)			946

SPAIN 3.2%

CORPORATE BONDS & NOTES 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	400	437
6.750% due 02/18/2020 •(g)(h)		200	230

Banco Santander S.A.
3.848% due 04/12/2023		$600	606
4.750% due 03/19/2025 •(g)(h)	EUR	800	782
6.250% due 09/11/2021 •(g)(h)		600	691

Inmobiliaria Colonial Socimi S.A.
2.728% due 06/05/2023		600	726

Merlin Properties Socimi S.A.
2.225% due 04/25/2023		600	706

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$3,100	3,173

			7,351

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.7%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	500	$609
4.900% due 09/15/2021		2,850	3,456
4.950% due 02/11/2020		3,300	3,832

Autonomous Community of Madrid
4.688% due 03/12/2020		1,000	1,173

Spain Government International Bond
0.750% due 07/30/2021		1,100	1,264
1.400% due 07/30/2028 (j)		16,400	19,073
1.450% due 10/31/2027		1,800	2,118
1.500% due 04/30/2027		1,400	1,657
2.900% due 10/31/2046		2,800	3,616

			36,798

Total Spain (Cost $43,281)			44,149

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Asian Development Bank
0.500% due 03/24/2020	AUD	2,100	1,467

Total Supranational (Cost $1,444)			1,467

SWEDEN 4.4%

CORPORATE BONDS & NOTES 4.4%

Danske Hypotek AB
1.000% due 12/20/2023	SEK	30,000	3,292

Lansforsakringar Hypotek AB
1.250% due 09/20/2023		74,100	8,255
1.500% due 03/18/2021	EUR	1,700	1,973
2.250% due 09/21/2022	SEK	46,300	5,292

Nordea Hypotek AB
1.000% due 04/08/2022		64,100	7,058

Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		48,500	5,394

Stadshypotek AB
1.500% due 12/15/2021		69,000	7,690
2.500% due 04/05/2022		$2,200	2,196
4.500% due 09/21/2022	SEK	47,000	5,792

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		74,000	8,195
2.000% due 06/17/2026		15,000	1,725

Swedbank Hypotek AB
1.000% due 09/15/2021		11,700	1,285
1.000% due 06/15/2022		26,900	2,963

Total Sweden (Cost $63,055)			61,110

SWITZERLAND 1.5%

CORPORATE BONDS & NOTES 1.3%

Credit Suisse AG
0.750% due 09/17/2021	EUR	600	688
6.500% due 08/08/2023 (h)		$4,000	4,295

Credit Suisse Group AG
3.869% due 01/12/2029 •		400	393

UBS AG
2.200% due 06/08/2020		2,400	2,386
2.450% due 12/01/2020		1,700	1,691
3.106% (US0003M + 0.480%) due 12/01/2020 ~		1,800	1,803
3.175% due 06/08/2020 •		3,500	3,514
5.125% due 05/15/2024 (h)		2,663	2,724

			17,494

SOVEREIGN ISSUES 0.2%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	1,400	2,128

Total Switzerland (Cost $19,420)			19,622

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	141

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.5%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$1,600	$1,586

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		2,600	2,579
3.125% due 10/11/2027		2,300	2,288

			4,867

Total United Arab Emirates (Cost $6,454)			6,453

UNITED KINGDOM 13.1%

CORPORATE BONDS & NOTES 6.8%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$4,400	4,788

Barclays PLC
3.250% due 02/12/2027	GBP	200	264
4.972% due 05/16/2029 •		$4,300	4,453
6.500% due 09/15/2019 •(g)(h)	EUR	6,485	7,356
7.000% due 09/15/2019 •(g)(h)	GBP	1,700	2,227
7.750% due 09/15/2023 •(g)(h)		$500	501
8.000% due 06/15/2024 •(g)(h)		800	819

BAT International Finance PLC
2.750% due 06/15/2020		1,200	1,196

BP Capital Markets PLC
2.518% due 01/16/2020		1,700	1,693

British Telecommunications PLC
9.625% due 12/15/2030		1,200	1,718

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	600	820

Frontier Finance PLC
8.000% due 03/23/2022		3,800	4,906

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		$1,600	1,600
3.683% (US0003M + 1.000%) due 05/18/2024 ~		900	893
4.750% due 07/04/2029 •(g)(h)	EUR	200	220
4.835% (US0003M + 2.240%) due 03/08/2021 ~		$1,300	1,341
6.500% due 03/23/2028 •(g)(h)		200	198

Imperial Brands Finance PLC
2.950% due 07/21/2020		3,300	3,291

Lloyds Bank PLC
0.375% due 01/18/2021		500	567
3.229% (US0003M + 0.490%) due 05/07/2021 ~		1,300	1,298
3.300% due 05/07/2021		1,500	1,513
4.000% due 09/29/2020	EUR	400	477
4.875% due 03/30/2027	GBP	1,700	2,745
6.500% due 03/24/2020	EUR	2,800	3,327

Lloyds Banking Group PLC
4.375% due 03/22/2028		$700	718
4.450% due 05/08/2025		600	624
7.000% due 06/27/2019 •(g)(h)	GBP	2,500	3,263

Nationwide Building Society
3.766% due 03/08/2024 •		$3,000	2,990

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		1,300	1,281

Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	1,000	1,148
2.500% due 03/22/2023		2,641	3,102
3.875% due 09/12/2023		$700	704
4.152% (US0003M + 1.550%) due 06/25/2024 ~		1,700	1,679
4.269% due 03/22/2025 •		1,700	1,719
4.519% due 06/25/2024 •		2,000	2,047
5.076% due 01/27/2030 •		1,600	1,687
7.500% due 08/10/2020 •(g)(h)		400	408
8.625% due 08/15/2021 •(g)(h)		400	427

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK Group Holdings PLC
0.540% (EUR003M + 0.850%) due 03/27/2024 ~	EUR	4,847	$5,281
2.875% due 10/16/2020		$1,200	1,199
3.125% due 01/08/2021		1,200	1,200
3.373% due 01/05/2024 •		2,100	2,061
7.375% due 06/24/2022 •(g)(h)	GBP	400	538

Santander UK PLC
2.375% due 03/16/2020		$1,200	1,196
4.250% due 04/12/2021	EUR	600	734

Sky Ltd.
2.625% due 09/16/2019		$300	299

Tesco PLC
6.125% due 02/24/2022	GBP	316	457

Tesco Property Finance PLC
5.411% due 07/13/2044		819	1,249
5.744% due 04/13/2040		485	760

Virgin Media Secured Finance PLC
4.875% due 01/15/2027		400	518
5.000% due 04/15/2027		1,300	1,709

Virgin Money PLC
2.250% due 04/21/2020		2,200	2,880

Vodafone Group PLC
3.750% due 01/16/2024		$900	909
3.769% (US0003M + 0.990%) due 01/16/2024 ~		2,500	2,485

Yorkshire Building Society
1.250% due 06/11/2021	EUR	100	116

			93,599

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

Aggregator of Loans Backed by Assets PLC
1.979% (BP0001M + 1.250%) due 04/24/2049 ~	GBP	1,944	2,540

Business Mortgage Finance PLC
2.870% due 02/15/2041 •		1,807	2,320

EuroMASTR PLC
1.045% due 06/15/2040 •		281	350

Eurosail PLC
1.793% due 06/13/2045 •		1,841	2,380

Finsbury Square PLC
1.495% due 09/12/2065 •		939	1,219
1.525% due 09/12/2065 •		752	978
1.795% due 09/12/2068 •		1,674	2,182

Hawksmoor Mortgages PLC
2.260% due 05/25/2053 •		319	417

Lanark Master Issuer PLC
1.698% (BP0003M + 0.820%) due 12/22/2069 ~		2,500	3,270

Paragon Mortgages PLC
1.230% due 05/15/2041 •		427	541

Precise Mortgage Funding PLC
1.525% due 03/12/2055 •		1,287	1,664

Residential Mortgage Securities PLC
1.637% due 03/20/2050 •		2,452	3,185
1.787% due 12/20/2046 •		2,415	3,149
2.037% due 09/20/2065 •		2,388	3,120

Ripon Mortgages PLC
1.659% due 08/20/2056 •		6,857	8,900

RMAC Securities PLC
2.747% due 06/12/2044 •		$245	230

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	4,200	5,472

Towd Point Mortgage Funding PLC
1.925% due 04/20/2045 •		1,404	1,830
2.059% due 02/20/2054 •		3,089	4,031

Uropa Securities PLC
1.043% due 06/10/2059 •		611	761
1.193% due 06/10/2059 •		141	174
1.393% due 06/10/2059 •		111	136
1.593% due 06/10/2059 •		118	145

			48,994

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~	2,380	$451

	PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.8%

United Kingdom Gilt
3.250% due 01/22/2044 (j)	$3,400	5,956
3.500% due 01/22/2045 (j)	2,000	3,671
4.250% due 12/07/2040 (j)	12,300	24,100
4.750% due 12/07/2030	200	364
4.750% due 12/07/2038 (j)	2,100	4,272

		38,363

Total United Kingdom (Cost $178,132)		181,407

UNITED STATES 39.6%

ASSET-BACKED SECURITIES 1.7%

ACE Securities Corp. Home Equity Loan Trust
2.636% due 07/25/2036 •	$2,641	1,285

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.356% due 07/25/2034 •	513	515

Amortizing Residential Collateral Trust
3.186% due 10/25/2031 •	2	2

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.306% due 02/25/2034 •	262	254

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 Ø	2,470	2,473

Bear Stearns Asset-Backed Securities Trust
2.736% due 08/25/2020 ^•	196	133
2.886% due 09/25/2046 •	779	749

CIT Group Home Equity Loan Trust
3.026% due 06/25/2033 •	22	22

Citigroup Mortgage Loan Trust
2.546% due 07/25/2045 •	886	674
2.556% due 05/25/2037 •	106	77

Countrywide Asset-Backed Certificates
2.826% due 12/25/2036 ^•	63	33

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •	1	1

Credit-Based Asset Servicing & Securitization LLC
2.606% due 07/25/2037 •	166	111

Fremont Home Loan Trust
2.626% due 01/25/2037 •	1,833	1,161

GSAMP Trust
2.616% due 12/25/2046 •	1,502	983
2.726% due 09/25/2036 •	2,081	1,025

Home Equity Asset Trust
3.086% due 11/25/2032 •	1	1

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^Ø	401	204

Lehman XS Trust
2.636% due 04/25/2037 ^•	308	294

Merrill Lynch Mortgage Investors Trust
2.566% due 09/25/2037 •	192	110
2.606% due 02/25/2037 •	43	19
3.236% due 06/25/2036 •	286	287

Morgan Stanley ABS Capital, Inc. Trust
2.536% due 07/25/2036 •	65	32
3.431% due 06/25/2034 •	774	772

Morgan Stanley Home Equity Loan Trust
2.836% due 04/25/2037 •	1,438	954

Morgan Stanley Mortgage Loan Trust
2.846% due 04/25/2037 •	443	212
5.919% due 09/25/2046 ^Ø	1,686	707

Navient Private Education Loan Trust
3.184% due 09/16/2024 •	405	406

Option One Mortgage Loan Trust
2.706% due 04/25/2037 •	1,763	1,350

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

People’s Choice Home Loan Securities Trust
3.836% due 01/25/2035 •		$1,551	$1,523

Popular ABS Mortgage Pass-Through Trust
2.796% due 06/25/2047 ^•		1,769	1,446

Renaissance Home Equity Loan Trust
3.486% due 12/25/2033 •		269	266

Securitized Asset-Backed Receivables LLC Trust
2.536% due 12/25/2036 •		35	20
2.550% due 12/25/2036 ^		32	11
2.616% due 05/25/2037 ^•		468	362

SG Mortgage Securities Trust
2.636% due 10/25/2036 •		1,800	1,622

Soundview Home Loan Trust
2.546% due 11/25/2036 •		32	14
2.616% due 12/25/2036 •		156	156
2.736% due 08/25/2037 •		3,000	2,873

Structured Asset Investment Loan Trust
3.206% (US0001M + 0.720%) due 10/25/2035 ~		136	137

Structured Asset Securities Corp. Mortgage Loan Trust
3.989% due 04/25/2035 •		148	145

Terwin Mortgage Trust
3.426% due 11/25/2033 •		65	63

Washington Mutual Asset-Backed Certificates Trust
2.546% due 10/25/2036 •		49	24

			23,508

CORPORATE BONDS & NOTES 9.0%

Allergan Sales LLC
4.875% due 02/15/2021		700	721

Ally Financial, Inc.
3.750% due 11/18/2019		100	101
4.125% due 03/30/2020		900	908
8.000% due 03/15/2020		100	105

American Honda Finance Corp.
3.083% (US0003M + 0.350%) due 11/05/2021 ~		500	499

American Tower Corp.
2.800% due 06/01/2020		1,300	1,299

Andeavor Logistics LP
5.500% due 10/15/2019		1,000	1,010

AT&T, Inc.
1.800% due 09/05/2026	EUR	2,500	2,928
3.376% (US0003M + 0.750%) due 06/01/2021 ~		$6,500	6,529
3.737% (US0003M + 0.950%) due 07/15/2021 ~		3,100	3,138
3.777% (US0003M + 1.180%) due 06/12/2024 ~		2,700	2,680

Aviation Capital Group LLC
3.576% (US0003M + 0.950%) due 06/01/2021 ~		1,200	1,201
7.125% due 10/15/2020		900	950

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		200	205
4.350% due 04/20/2028		1,800	1,831

Bank of America Corp.
5.875% due 03/15/2028 •(g)		1,900	1,931

BAT Capital Corp.
3.222% due 08/15/2024		1,200	1,175
3.283% due 08/14/2020 •		900	898
3.564% (US0003M + 0.880%) due 08/15/2022 ~		300	299
4.390% due 08/15/2037		1,300	1,176

Bayer U.S. Finance LLC
3.232% (US0003M + 0.630%) due 06/25/2021 ~		700	694
3.621% (US0003M + 1.010%) due 12/15/2023 ~		1,200	1,183
3.875% due 12/15/2023		300	303
4.250% due 12/15/2025		1,700	1,721
4.375% due 12/15/2028		2,500	2,489

Brixmor Operating Partnership LP
4.125% due 06/15/2026		2,700	2,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom Corp.
2.200% due 01/15/2021		$500	$492

Campbell Soup Co.
3.300% due 03/15/2021		500	503
3.650% due 03/15/2023		1,300	1,320

Celgene Corp.
2.250% due 08/15/2021		600	591

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		500	509

Charter Communications Operating LLC
4.386% (US0003M + 1.650%) due 02/01/2024 ~		800	802
4.464% due 07/23/2022		600	621

Citigroup, Inc.
3.537% (US0003M + 0.930%) due 06/07/2019 ~		2,400	2,404

CNH Industrial Capital LLC
4.375% due 11/06/2020		800	816

Conagra Brands, Inc.
3.800% due 10/22/2021		400	408

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~		300	300

Continental Resources, Inc.
4.375% due 01/15/2028		600	618

CRH America Finance, Inc.
4.500% due 04/04/2048		500	465

CVS Health Corp.
3.350% due 03/09/2021		400	403
3.700% due 03/09/2023		1,000	1,017

D.R. Horton, Inc.
4.000% due 02/15/2020		600	605
4.375% due 09/15/2022		600	616

Dell International LLC
4.420% due 06/15/2021		500	513

Discover Bank
3.350% due 02/06/2023		400	402

Discovery Communications LLC
3.343% (US0003M + 0.710%) due 09/20/2019 ~		700	701

DISH DBS Corp.
7.875% due 09/01/2019		500	507

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		1,700	1,700

EMC Corp.
2.650% due 06/01/2020		400	397

EMD Finance LLC
2.400% due 03/19/2020		600	597

Emera U.S. Finance LP
2.700% due 06/15/2021		3,100	3,074

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~		300	298

ERAC USA Finance LLC
2.350% due 10/15/2019		1,000	997

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	600	676
1.700% due 06/30/2022	GBP	500	646

Ford Motor Credit Co. LLC
0.122% due 05/14/2021 •	EUR	600	651
2.597% due 11/04/2019		$2,900	2,892
3.021% due 03/06/2024	EUR	2,100	2,384
8.125% due 01/15/2020		$800	829

General Mills, Inc.
3.200% due 04/16/2021		200	202
3.319% (US0003M + 0.540%) due 04/16/2021 ~		300	300
3.783% (US0003M + 1.010%) due 10/17/2023 ~		200	202
4.000% due 04/17/2025		100	104

General Motors Financial Co., Inc.
3.647% (US0003M + 0.850%) due 04/09/2021 ~		200	199
4.347% (US0003M + 1.550%) due 01/14/2022 ~		700	702

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •	$1,400	$1,434

Harley-Davidson Financial Services, Inc.
3.555% (US0003M + 0.940%) due 03/02/2021 ~	1,000	1,000

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •	2,000	2,006
3.105% (US0003M + 0.340%) due 04/26/2021 ~	1,000	1,000

Kilroy Realty LP
3.450% due 12/15/2024	200	198

Kimco Realty Corp.
3.300% due 02/01/2025	1,200	1,191

Kinder Morgan, Inc.
5.000% due 02/15/2021	600	621

Komatsu Finance America, Inc.
2.118% due 09/11/2020	300	296

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~	1,600	1,596

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~	1,500	1,501

MGM Resorts International
6.750% due 10/01/2020	600	631

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	3,040	2,992

Navient Corp.
4.875% due 06/17/2019	414	415
8.000% due 03/25/2020	400	417

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	2,700	2,701
3.352% (US0003M + 0.720%) due 02/25/2022 ~	3,300	3,308

Nissan Motor Acceptance Corp.
3.131% (US0003M + 0.520%) due 03/15/2021 ~	200	198

Norfolk Southern Railway Co.
9.750% due 06/15/2020	400	434

Northwell Healthcare, Inc.
4.260% due 11/01/2047	1,195	1,209

ONEOK, Inc.
4.550% due 07/15/2028	400	414

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	3,600	3,622

Reynolds American, Inc.
6.875% due 05/01/2020	1,200	1,248

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	700	728
6.250% due 03/15/2022	200	216

Santander Holdings USA, Inc.
3.400% due 01/18/2023	700	701

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	1,200	1,189

Southern Co.
2.950% due 07/01/2023	2,900	2,894

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	300	292

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~	300	300

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	500	509

Sprint Capital Corp.
6.900% due 05/01/2019	700	703

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	700	710

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~	1,800	1,793

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	143

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Motor Credit Corp.
3.083% due 05/17/2022 •	$700	$699

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~	700	700

Ventas Realty LP
3.125% due 06/15/2023	1,500	1,508

Verizon Communications, Inc.
3.784% (US0003M + 1.100%) due 05/15/2025 ~	2,500	2,502

Volkswagen Group of America Finance LLC
3.458% (US0003M + 0.770%) due 11/13/2020 ~	2,000	2,007
3.638% (US0003M + 0.940%) due 11/12/2021 ~	1,900	1,904
3.875% due 11/13/2020	1,400	1,418
4.000% due 11/12/2021	1,500	1,531

WRKCo, Inc.
3.750% due 03/15/2025	700	707

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,600	1,606
3.550% due 04/01/2025	1,500	1,482

		124,674

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~	1,481	1,452

MUNICIPAL BONDS & NOTES 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	350	355

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%

Adjustable Rate Mortgage Trust
4.193% due 09/25/2035 ^~	123	116
5.176% due 07/25/2035 ~	153	153

American Home Mortgage Assets Trust
2.676% due 09/25/2046 ^•	969	904

American Home Mortgage Investment Trust
4.185% due 09/25/2045 •	139	139

Banc of America Funding Trust
4.490% due 10/20/2046 ^~	827	660
4.631% due 11/20/2034 ~	529	518
4.660% due 01/20/2047 ^~	157	151
5.500% due 09/25/2035	909	955
5.750% due 11/25/2035	429	445
6.000% due 08/25/2036 ^	135	131

Banc of America Mortgage Trust
4.206% due 07/25/2035 ~	62	57
4.348% due 09/25/2035 ^~	142	138

BCAP LLC Trust
3.072% due 01/26/2047 •	601	558
4.230% due 02/26/2036 ~	56	57
5.250% due 02/26/2036 ~	914	692
5.250% due 08/26/2037 ~	449	457

Bear Stearns Adjustable Rate Mortgage Trust
3.446% due 05/25/2034 ~	75	69
4.119% due 11/25/2034 ~	740	666
4.247% due 02/25/2036 ^~	300	283
4.547% due 10/25/2033 ~	75	76
4.547% due 05/25/2034 ~	212	209
4.683% due 02/25/2034 ~	13	14
4.734% due 02/25/2033 ~	4	4
4.913% due 05/25/2033 ~	49	50

Bear Stearns ALT-A Trust
3.933% due 08/25/2036 ^~	1,241	824
3.951% due 08/25/2036 ^~	65	58
3.960% due 11/25/2036 ^~	1,339	1,118
3.982% due 11/25/2036 ^~	445	399
4.183% due 11/25/2035 ^~	53	47

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Structured Products, Inc. Trust
4.335% due 01/26/2036 ^~	$107	$97

BellaVista Mortgage Trust
2.732% due 05/20/2045 •	28	23

Chase Mortgage Finance Trust
3.677% due 07/25/2037 ~	130	117
4.621% due 02/25/2037 ~	329	334

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	82	80

Citigroup Mortgage Loan Trust
4.455% due 08/25/2035 ~	173	174

Citigroup Mortgage Loan Trust, Inc.
4.680% due 09/25/2035 •	287	292

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.220% due 09/25/2035 ^~	1,455	1,343

CitiMortgage Alternative Loan Trust
3.086% due 02/25/2037 •	5,046	4,206
5.750% due 07/25/2022	87	87

Commercial Mortgage Trust
0.607% due 03/10/2046 ~(a)	12,000	275
1.356% due 01/10/2046 ~(a)	12,396	522

Countrywide Alternative Loan Trust
2.646% due 02/25/2047 •	368	352
2.656% due 05/25/2047 •	340	320
2.686% due 06/25/2037 •	988	951
2.696% due 05/25/2035 •	1,049	991
2.696% due 07/25/2046 ^•	52	48
2.696% due 07/25/2046 •	851	817
2.698% due 03/20/2046 •	61	56
2.736% due 09/25/2046 ^•	1,612	1,292
2.746% due 07/25/2046 ^•	821	504
2.766% due 12/25/2035 •	34	33
2.768% due 09/20/2046 •	1,251	734
2.836% due 05/25/2037 ^•	509	270
2.886% due 06/25/2036 ^•	312	193
3.797% due 08/25/2035 •	292	291
3.897% due 11/25/2035 •	427	391
4.437% due 11/25/2035 •	304	287
5.250% due 06/25/2035 ^	173	161
6.250% due 08/25/2037 ^	462	382
6.500% due 08/25/2032	110	112

Countrywide Home Loan Mortgage Pass-Through Trust
2.826% due 03/25/2036 •	221	89
2.926% due 05/25/2035 ^•	107	81
3.066% due 04/25/2035 •	57	53
3.126% due 03/25/2035 •	954	876
3.146% due 02/25/2035 •	155	157
3.166% due 02/25/2035 •	64	63
3.923% due 08/25/2034 ^~	59	57
4.006% due 04/20/2036 ^~	172	160
4.018% due 09/25/2047 ^~	535	502
4.119% due 08/25/2034 ^~	20	20
4.272% due 11/25/2034 ~	36	36
4.354% due 01/20/2035 ~	39	39
4.517% due 11/20/2034 ~	266	270
4.592% due 02/20/2036 ^•	350	307

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 12/25/2035	236	237

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~	12	12

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^	642	320

DBUBS Mortgage Trust
0.307% due 11/10/2046 ~(a)	15,100	87
0.705% due 11/10/2046 ~(a)	10,430	80

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	425	383

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.586% due 10/25/2036 ^•	58	45
6.300% due 07/25/2036 ^Ø	348	311

First Horizon Alternative Mortgage Securities Trust
3.929% due 08/25/2035 ^~	700	629

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~	84	70

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMAC Mortgage Corp. Loan Trust
4.508% due 06/25/2034 ~	$30	$30

GreenPoint Mortgage Funding Trust
2.666% due 01/25/2037 •	770	727
2.686% due 12/25/2046 ^•	1,030	948
2.696% due 04/25/2036 •	512	481
2.926% due 06/25/2045 •	235	227
3.026% due 11/25/2045 •	58	51

GreenPoint Mortgage Funding Trust Pass-Through Certificates
5.164% due 10/25/2033 ~	43	43

GS Mortgage Securities Corp.
0.207% due 05/03/2032 ~(a)	65,000	1,003
1.516% due 02/10/2046 ~(a)	15,766	765

GS Mortgage Securities Trust
1.959% due 11/10/2045 ~(a)	18,800	1,103

GSR Mortgage Loan Trust
2.746% due 08/25/2046 •	686	374
4.259% due 05/25/2035 ~	189	185
4.300% due 03/25/2033 •	71	70
4.521% due 09/25/2035 ~	130	133

HarborView Mortgage Loan Trust
2.672% due 09/19/2037 •	828	792
2.677% due 07/21/2036 •	351	311
2.722% due 03/19/2036 ^•	133	124
2.792% due 11/19/2035 •	694	660
3.042% due 02/19/2036 •	394	334
3.182% due 01/19/2035 •	42	37
4.115% due 07/19/2035 ^~	74	70
4.623% due 07/19/2035 ^~	9	9

HomeBanc Mortgage Trust
2.666% due 12/25/2036 •	25	24

Impac CMB Trust
3.146% due 03/25/2035 •	25	24
3.266% due 10/25/2034 •	308	303

IndyMac Mortgage Loan Trust
2.696% due 05/25/2046 •	1,184	1,139
2.726% due 06/25/2037 •	502	490
2.736% due 02/25/2037 •	1,352	1,054
2.776% due 11/25/2036 ^•	393	324
3.953% due 08/25/2035 ~	220	197
4.276% due 12/25/2034 ~	86	86
4.284% due 11/25/2035 ^~	362	343

JPMorgan Alternative Loan Trust
2.726% due 10/25/2036 •	2,706	2,618
4.397% due 12/25/2035 ^~	2,168	1,908
5.500% due 11/25/2036 ^~	8	6

JPMorgan Chase Commercial Mortgage Securities Trust
1.000% due 12/15/2047 ~(a)	53,747	1,707

JPMorgan Mortgage Trust
2.786% due 10/25/2035 •	2,714	2,264
3.674% due 07/27/2037 ~	852	857
4.171% due 11/25/2033 ~	73	74
4.329% due 07/25/2035 ~	159	162
4.337% due 08/25/2035 ~	345	348
4.408% due 10/25/2035 ~	159	162
4.579% due 02/25/2036 ^~	457	415

Lehman XS Trust
2.806% due 11/25/2046 ^•	768	615

MASTR Adjustable Rate Mortgages Trust
2.696% due 04/25/2046 •	252	229
3.166% due 05/25/2047 ^•	955	998

MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•	425	86

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •	2	2

Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •	98	96
3.978% due 06/25/2035 ~	239	240
4.361% due 02/25/2033 ~	95	93
4.522% due 06/25/2037 ~	178	180

Merrill Lynch Mortgage-Backed Securities Trust
4.371% due 04/25/2037 ^~	25	24

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Bank of America Merrill Lynch Trust
1.066% due 05/15/2046 ~(a)	$47,504	$1,711
1.353% due 02/15/2046 ~(a)	17,584	754

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.115% due 10/25/2035 ~	278	276
4.684% due 08/25/2035 ~	274	274
5.040% due 02/25/2036 ^~	164	146
5.820% due 03/25/2047 Ø	385	395
6.138% due 03/25/2047 Ø	329	338

Residential Accredit Loans, Inc. Trust
2.636% due 02/25/2047 •	1,187	682
2.696% due 04/25/2046 •	74	35
4.266% due 08/25/2035 ^~	118	76
5.157% due 09/25/2035 ^~	154	140
6.000% due 06/25/2037 ^	448	408

Residential Asset Securitization Trust
2.936% due 12/25/2036 ^•	368	107
6.250% due 10/25/2036 ^	210	211
6.500% due 08/25/2036 ^	683	360

Residential Funding Mortgage Securities, Inc. Trust
4.489% due 09/25/2035 ^~	221	184
4.793% due 06/25/2035 ~	350	354

Sequoia Mortgage Trust
2.838% due 07/20/2033 •	169	164
4.715% due 04/20/2035 ~	71	74

Structured Adjustable Rate Mortgage Loan Trust
2.706% due 05/25/2037 •	55	55
3.797% due 01/25/2035 ^•	27	26
4.153% due 04/25/2035 ~	858	848
4.185% due 10/25/2037 ^•	254	231
4.554% due 04/25/2034 ~	195	200
4.570% due 02/25/2034 ~	109	109

Structured Asset Mortgage Investments Trust
2.676% due 07/25/2046 ^•	761	633
2.696% due 04/25/2036 •	302	284
2.706% due 09/25/2047 •	117	112
2.732% due 07/19/2035 •	141	141
2.796% due 12/25/2035 ^•	23	22
2.946% due 05/25/2045 •	307	301
3.062% due 07/19/2034 •	6	6
3.897% due 08/25/2047 ^•	1,351	1,281

Structured Asset Securities Corp. Mortgage Loan Trust
2.776% due 10/25/2036 •	1,287	1,145

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^Ø	189	17

Thornburg Mortgage Securities Trust
4.044% due 06/25/2047 ^•	1,665	1,550

UBS-Barclays Commercial Mortgage Trust
1.637% due 12/10/2045 ~(a)	51,981	2,467

UBS-Citigroup Commercial Mortgage Trust
2.179% due 01/10/2045 ~(a)	11,822	508

WaMu Mortgage Pass-Through Certificates Trust
2.556% due 12/25/2046 •	500	497
2.625% due 11/25/2046 •	146	144
2.766% due 11/25/2045 •	269	260
2.776% due 10/25/2045 •	113	111
2.796% due 01/25/2045 •	117	117
3.066% due 07/25/2045 •	422	420
3.126% due 01/25/2045 •	80	82
3.142% due 12/25/2046 •	334	330
3.226% due 11/25/2034 •	628	624
3.272% due 05/25/2046 •	867	873
3.297% due 04/25/2037 ^~	940	856
3.466% due 11/25/2034 •	426	425
3.703% due 12/25/2036 ^~	34	32
3.740% due 03/25/2036 ^~	1,052	967
3.797% due 06/25/2042 •	51	50
3.797% due 08/25/2042 •	50	49
3.874% due 02/25/2037 ^~	293	282
3.898% due 02/25/2037 ^~	463	428
4.072% due 12/25/2035 ~	557	540
4.128% due 06/25/2033 ~	42	42
4.175% due 08/25/2034 ~	300	305
4.467% due 03/25/2035 ~	346	351
4.809% due 03/25/2034 ~	266	272

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
2.736% due 07/25/2046 ^•	$21	$15
3.337% due 07/25/2046 ^•	424	312
3.367% due 05/25/2046 ^•	1,555	1,323
3.797% due 02/25/2033 ~	1	1
6.000% due 10/25/2035 ^	504	388

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	102	96

Wells Fargo Mortgage-Backed Securities Trust
5.750% due 02/25/2037	145	137

Wells Fargo Mortgage-Backed Securities Trust
4.745% due 04/25/2036 ~	67	67
4.954% due 03/25/2036 ~	45	46
6.000% due 10/25/2036 ^	115	115

Wells Fargo-RBS Commercial Mortgage Trust
0.362% due 03/15/2048 ~(a)	26,228	346
1.207% due 03/15/2045 ~(a)	45,835	1,737

		85,377

U.S. GOVERNMENT AGENCIES 15.1%

Fannie Mae
2.209% due 01/25/2022 ~(a)	12,134	349
2.329% due 03/01/2033 •	47	48
2.550% due 07/25/2037 •	319	314
2.606% due 03/25/2034 •	4	4
2.636% due 08/25/2034 •	4	4
2.886% due 06/25/2029 - 06/25/2036 •	92	92
3.490% due 12/01/2020	4,469	4,531
3.532% due 06/01/2043 - 10/01/2044 •	119	119
4.000% due 01/01/2048	112	116
4.160% due 06/01/2035 •	36	37
4.264% due 12/01/2036 •	33	34
4.284% due 12/01/2034 •	14	14
4.524% due 05/01/2026 •	3	3
4.542% due 09/01/2035 •	28	29
4.722% due 11/01/2034 •	439	465
6.000% due 04/25/2043 - 07/25/2044	495	556
6.500% due 06/25/2044	8	9

Fannie Mae, TBA
3.500% due 05/01/2034 - 05/01/2049	125,200	126,863
4.000% due 05/01/2049	65,780	67,615

FDIC Structured Sale Guaranteed Notes
2.999% due 11/29/2037 •	91	91

Federal Housing Administration
6.896% due 07/01/2020	39	39

Freddie Mac
0.839% due 09/25/2022 ~(a)	21,792	526
0.994% due 11/25/2022 ~(a)	26,762	798
1.260% due 08/25/2019 ~(a)	33,622	102
1.343% due 11/25/2019 ~(a)	30,963	206
1.592% due 01/15/2038 ~(a)	1,316	75
2.616% due 08/25/2031 •	17	17
2.859% due 01/15/2038	1,316	1,310
2.934% due 12/15/2031 •	21	21
3.084% due 12/15/2037 •	280	282
3.597% due 10/25/2044 •	464	469
4.506% due 08/01/2035 •	29	31
4.521% due 09/01/2035 •	20	21
4.623% due 06/01/2024 •	5	6
4.625% due 03/01/2036 •	209	213
4.640% due 10/01/2035 •	21	22
4.676% due 11/01/2035 •	31	33

Freddie Mac, TBA
4.000% due 04/01/2049	100	103

Ginnie Mae
4.125% due 10/20/2029 •	8	8
6.000% due 08/20/2034	2,917	3,215

		208,790

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 7.5%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (n)		$222	$221
0.125% due 04/15/2022 (l)		5,899	5,840
0.500% due 01/15/2028 (j)		22,347	22,315
0.625% due 04/15/2023 (l)		1,520	1,531
0.625% due 01/15/2026		424	429
0.750% due 02/15/2045 (n)		53	51
1.000% due 02/15/2048		10,921	11,181
1.375% due 02/15/2044 (n)		1,944	2,153
2.000% due 01/15/2026		571	630
2.375% due 01/15/2025		67	74
2.500% due 01/15/2029 (j)		5,393	6,397
3.875% due 04/15/2029		1,837	2,430

U.S. Treasury Notes
2.000% due 08/15/2025 (n)		9,500	9,331
2.000% due 11/15/2026 (l)(n)		5,300	5,176
2.250% due 11/15/2025 (n)		200	199
2.625% due 06/15/2021 (n)		800	807
2.875% due 04/30/2025 (n)		26,600	27,486

U.S. Treasury STRIPS
0.000% due 11/15/2023 (d)(l)		7,300	6,571
0.000% due 05/15/2026 (d)(l)		1,442	1,218

			104,040

Total United States (Cost $537,105)			548,196

SHORT-TERM INSTRUMENTS 3.3%

REPURCHASE AGREEMENTS (i) 0.9%
			13,062

ARGENTINA TREASURY BILLS 0.0%
49.507% due 06/28/2019 (d)(e)	ARS	2,070	53

JAPAN TREASURY BILLS 2.3%
(0.129)% due 06/17/2019 (d)(e)	JPY	3,470,000	31,320

MALAYSIA TREASURY BILLS 0.1%
3.271% due 06/19/2019 (c)(d)	MYR	8,100	1,970

Total Short-Term Instruments (Cost $46,267)			46,405

Total Investments in Securities (Cost $1,518,675)			1,548,539

		SHARES
INVESTMENTS IN AFFILIATES 9.5%

SHORT-TERM INSTRUMENTS 9.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.5%
PIMCO Short Asset Portfolio		6,485,293	64,522

PIMCO Short-Term Floating NAV Portfolio III		6,738,169	66,634

Total Short-Term Instruments (Cost $131,595)			131,156

Total Investments in Affiliates (Cost $131,595)			131,156

Total Investments 121.6% (Cost $1,650,270)			$1,679,695

Financial Derivative Instruments (k)(m) (0.6)% (Cost or Premiums, net $12,380)			(8,225)

Other Assets and Liabilities, net (21.0)%			(289,601)

Net Assets 100.0%			$1,381,869

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	145

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$	1,107	U.S. Treasury Bills 0.000% due 09/26/2019	$ (1,131)	$ 1,107	$ 1,107
MEI	1.710	03/07/2019	04/08/2019	CAD	10,420	Canada Government International Bond 2.750% due 12/01/2048	(8,201)	7,797	7,806
	1.710	03/11/2019	04/08/2019		5,556	Canada Government International Bond 2.750% due 12/01/2048	(4,326)	4,158	4,162

Total Repurchase Agreements							$ (13,658)	$ 13,062	$ 13,075

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BSN	2.630%	01/07/2019	04/04/2019	$	(18,562)	$(18,676)
IND	(0.450)	01/22/2019	04/17/2019	EUR	(10,819)	(12,126)
	(0.420)	01/22/2019	04/17/2019		(3,502)	(3,925)
	0.860	01/15/2019	04/10/2019	GBP	(2,888)	(3,768)
	0.860	01/25/2019	04/10/2019		(2,696)	(3,518)
	0.860	01/30/2019	04/10/2019		(4,378)	(5,712)
SCX	0.860	01/15/2019	04/10/2019		(16,619)	(21,684)
UBS	(0.350)	01/22/2019	04/17/2019	EUR	(4,316)	(4,839)
	(0.340)	01/22/2019	04/17/2019		(15,384)	(17,245)

Total Reverse Repurchase Agreements						$(91,493)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (1.0)%
Sovereign Issues (1.0)%
Canadian Government Bond	2.750%	12/01/2048	CAD	14,900	$(12,661)	$(13,394)

Total Short Sales (1.0)%					$(12,661)	$(13,394)

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BSN	$0	$(18,676)	$0	$0	$(18,676)	$18,839	$163
FICC	1,107	0	0	0	1,107	(1,131)	(24)
IND	0	(29,049)	0	0	(29,049)	28,532	(517)
MEI	11,968	0	0	0	11,968	(11,867)	101
SCX	0	(21,684)	0	0	(21,684)	21,441	(243)
UBS	0	(22,084)	0	0	(22,084)	22,038	(46)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(13,394)	(13,394)	0	(13,394)

Total Borrowings and Other Financing Transactions	$13,075	$(91,493)	$0	$(13,394)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(72,817)	$0	$0	$(72,817)
U.S. Treasury Obligations	0	(18,676)	0	0	(18,676)

Total Borrowings	$0	$(91,493)	$0	$0	$(91,493)

Payable for reverse repurchase agreements					$(91,493)

(j)	Securities with an aggregate market value of $94,467 and cash of $660 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(116,078) at a weighted average interest rate of 1.216%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $102 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$109.000	05/24/2019	88	$88	$1	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	35	35	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	305	305	3	1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.000	05/24/2019	82	82	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.500	05/24/2019	38	38	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	115.000	05/24/2019	39	39	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	115.500	05/24/2019	6	6	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.500	05/24/2019	131	131	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.750	05/24/2019	19	19	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.000	05/24/2019	3	3	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	26	26	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	1,348	1,348	12	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	125.000	05/24/2019	14	14	0	0

Total Purchased Options					$18	$2

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	147

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$123.000	04/26/2019	93	$93	$(12)	$(10)
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	125.000	04/26/2019	93	93	(27)	(23)

Total Written Options					$(39)	$(33)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar June Futures	06/2019	1,386	$337,682	$198	$0	$(52)
Australia Government 3-Year Note June Futures	06/2019	484	39,055	221	27	(27)
Australia Government 10-Year Bond June Futures	06/2019	253	24,891	506	100	(100)
Call Options Strike @ EUR 153.000 on United Kingdom Long Gilt June 2019 Futures	05/2019	290	0	(4)	0	0
Call Options Strike @ EUR 159.000 on Euro-Bobl June 2019 Futures	05/2019	102	1	0	0	0
Call Options Strike @ EUR 175.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	397	4	0	0	0
Call Options Strike @ EUR 182.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	24	0	0	0	0
Canada Government 10-Year Bond June Futures	06/2019	70	7,283	155	0	(61)
Euro-Bobl June Futures	06/2019	173	25,838	219	8	(31)
Euro-BONO June Futures	06/2019	5	844	14	0	(3)
Euro-BTP Italy Government Bond June Futures	06/2019	192	27,885	199	6	(73)
Euro-Bund 10-Year Bond June Futures	06/2019	136	25,377	206	0	(38)
Euro-Buxl 30-Year Bond June Futures	06/2019	46	9,890	486	0	(66)
Japan Government 10-Year Bond June Futures	06/2019	41	56,704	304	104	(8)
Put Options Strike @ EUR 127.750 on Euro-Bobl June 2019 Futures	05/2019	150	1	0	0	0
U.S. Treasury 5-Year Note June Futures	06/2019	1,378	159,611	1,227	0	(312)
U.S. Treasury 10-Year Note June Futures	06/2019	500	62,109	637	0	(141)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	14	2,352	77	0	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	2,272	366,826	1,162	18	0

				$5,607	$263	$(917)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	238	$(58,054)	$(256)	$107	$0
90-Day Eurodollar March Futures	03/2020	455	(111,117)	(286)	85	0
Call Options Strike @ EUR 164.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	42	(115)	(94)	12	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	43	(90)	(58)	12	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	46	(79)	(49)	11	0
Call Options Strike @ EUR 166.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	10	(11)	(7)	2	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	515	(93,975)	(2,511)	191	0
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	89	(6)	27	1	0
Put Options Strike @ EUR 163.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	10	(2)	3	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	2,272	(366,622)	(1,901)	0	(19)
United Kingdom Long Gilt June Futures	06/2019	216	(36,396)	(566)	17	(25)

				$(5,698)	$438	$(44)

Total Futures Contracts				$(91)	$701	$(961)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.106%	EUR	200	$(6)	$3	$(3)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.218		200	(4)	1	(3)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.181	$	,400	(100)	51	(49)	1	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.173	EUR	300	(5)	0	(5)	0	0

							$(115)	$55	$(60)	$1	$0

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR	600	$10	$(1)	$9	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		800	(6)	9	3	0	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.534		$900	16	(3)	13	1	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.549	EUR	2,000	(36)	114	78	1	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.649		2,500	(83)	(25)	(108)	2	0

							$(99)	$94	$(5)	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	3,920	$(288)	$21	$(267)	$0	$(14)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022		72,700	(1,419)	(78)	(1,497)	0	(54)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		89,500	(1,463)	(302)	(1,765)	0	(106)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	128,500	(1,594)	(1,408)	(3,002)	0	(149)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		107,700	(3,049)	329	(2,720)	0	(172)
iTraxx Europe Senior 30 5-Year Index	(1.000)	Quarterly	12/20/2023		15,500	24	(264)	(240)	0	(39)

						$(7,789)	$(1,702)	$(9,491)	$0	$(534)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$	2,600	$(120)	$29	$(91)	$3	$0
iTraxx Europe Main 31 5-Year Index	1.000	Quarterly	06/20/2024	EUR	8,600	176	2	178	19	0

						$56	$31	$87	$22	$0

INTEREST RATE SWAPS -BASIS SWAPS

	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
Pay Floating Rate Index									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	98,800	$0	$(5)	$(5)	$0	$(4)
3-Month USD-LIBOR(1)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022		284,300	0	14	14	0	(1)
3-Month USD-LIBOR(1)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		69,900	0	7	7	2	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		13,800	0	7	7	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		9,900	0	10	10	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		49,900	4	24	28	1	0
3-Month USD-LIBOR(1)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		35,300	0	0	0	1	0

						$4	$57	$61	$4	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	2,900	$0	$(119)	$(119)	$7	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		8,600	4	(363)	(359)	21	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		2,500	0	(104)	(104)	6	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		2,800	0	(119)	(119)	7	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		2,800	0	(122)	(122)	7	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	149

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714%	Annual	04/30/2025	$	6,200	$0	$(271)	$(271)	$15	$0
Receive	1-Year BRL-CDI	6.370	Maturity	01/02/2020	BRL	272,100	0	71	71	13	0
Receive	1-Year BRL-CDI	6.450	Maturity	01/02/2020		417,700	(6)	51	45	20	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021		2,100	2	21	23	0	0
Pay(6)	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	53,900	685	847	1,532	0	(306)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		11,000	(59)	864	805	0	(127)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		5,200	0	215	215	0	(60)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	7,200	(12)	170	158	0	(16)
Pay	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	13,650	13	56	69	1	0
Pay	3-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	3,100	0	13	13	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	361,400	6,784	(4,873)	1,911	192	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		9,600	70	(187)	(117)	8	0
Pay(6)	3-Month USD-LIBOR	2.970	Semi-Annual	05/31/2023		100	0	3	3	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		16,900	723	(608)	115	34	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		67,500	573	(2,418)	(1,845)	143	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		18,400	475	(111)	364	38	0
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		20,900	680	35	715	0	(46)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		17,900	(510)	(280)	(790)	44	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		26,920	865	159	1,024	73	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		76,200	4,449	(3,997)	452	204	0
Pay	3-Month USD-LIBOR	3.200	Semi-Annual	10/11/2028		6,300	(22)	503	481	0	(16)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		28,300	(363)	(1,136)	(1,499)	70	0
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		7,500	184	198	382	0	(19)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		21,600	(670)	(90)	(760)	65	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		9,500	1,056	(884)	172	28	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		19,200	526	(2,254)	(1,728)	64	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		1,000	(36)	(47)	(83)	3	0
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		2,300	0	(165)	(165)	8	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		8,800	0	(636)	(636)	30	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	21,800	8	(14)	(6)	3	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		17,900	(11)	63	52	5	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	33,000	0	19	19	0	(2)
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	09/18/2021	EUR	124,900	321	141	462	0	(57)
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024		17,100	198	237	435	0	(32)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		182,000	759	924	1,683	0	(364)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/08/2029		30,900	(148)	279	131	0	(68)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		75,000	390	3,740	4,130	0	(311)
Pay(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		53,000	465	730	1,195	0	(226)
Pay(6)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		900	76	38	114	0	(17)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		5,175	(36)	(214)	(250)	96	0
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020	GBP	98,500	279	546	825	12	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021		34,700	(126)	159	33	9	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		98,500	(43)	(639)	(682)	2	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2024		6,000	98	65	163	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024		10,000	9	(113)	(104)	1	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2029		6,400	49	175	224	0	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		600	4	16	20	0	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		7,000	(112)	435	323	0	(55)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	464,500	(18)	40	22	0	(4)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	9,250,000	(272)	892	620	51	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		3,538,000	(742)	(251)	(993)	0	(75)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		3,013,000	(595)	(411)	(1,006)	0	(73)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,672,130	218	(1,306)	(1,088)	0	(94)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		1,186,000	911	548	1,459	137	0
Pay	6-Month JPY-LIBOR	0.724	Semi-Annual	01/24/2049		237,000	26	96	122	21	0
Pay	28-Day MXN-TIIE	7.740	Lunar	02/22/2027	MXN	58,200	(7)	(37)	(44)	0	(12)

							$17,112	$(9,420)	$7,692	$1,438	$(1,982)

Total Swap Agreements							$9,169	$(10,885)	$(1,716)	$1,469	$(2,521)

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$701	$1,469	$2,172	$(33)	$(961)	$(2,521)	$(3,515)

(l)

Securities with an aggregate market value of $6,904 and cash of $15,438 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	04/2019	AUD	3,768		$2,659	$0	$(17)
	04/2019	BRL	8,338		2,166	37	0
	04/2019	EUR	211,570		241,482	4,153	0
	04/2019	NOK	1,171,651		136,346	501	0
	04/2019		$2,140	BRL	8,338	0	(10)
	04/2019		881	CHF	880	2	0
	04/2019		32,052	DKK	211,544	0	(267)
	04/2019		1,834	JPY	204,700	13	0
	04/2019		1,814	SEK	16,625	0	(25)
	05/2019		136,509	NOK	1,171,651	0	(500)
	07/2019	DKK	211,544		$32,315	270	0
	07/2019	RON	26,821	EUR	5,516	0	(30)
	03/2020		4,528		913	1	0

BPS	04/2019	ARS	29,076		$670	0	(1)
	04/2019	CNH	7,181		1,036	0	(32)
	04/2019	GBP	393		516	5	0
	04/2019	TRY	5,066		887	0	(3)
	04/2019		$739	ARS	29,076	0	(69)
	04/2019		1,527	AUD	2,148	0	(2)
	04/2019		2,295	CAD	3,066	0	(1)
	04/2019		4,480	CNH	30,904	116	0
	04/2019		2,760	INR	190,089	0	(30)
	04/2019		4,817	NZD	7,023	0	(35)
	05/2019		63	ARS	2,915	1	0
	05/2019		1,346	TRY	7,548	0	(52)
	06/2019	INR	518,742		$7,187	0	(210)
	06/2019	TRY	3,524		607	13	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	151

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	06/2019		$4,159	MXN	81,631	$0	$(10)
	07/2019		2,007	CNH	13,749	37	0
	08/2019	MXN	81,631		$4,128	10	0
	03/2020	RON	3,947	EUR	795	0	0

BRC	04/2019	CLP	13,399		$21	1	0
	04/2019	JPY	2,138,235		19,388	71	0
	04/2019	TRY	7,046		1,211	0	(26)
	04/2019		$7,962	EUR	7,018	0	(89)
	04/2019		11,335	JPY	1,250,300	0	(54)
	04/2019		2,062	KRW	2,312,018	0	(27)
	05/2019		3,233	ZAR	46,726	0	(9)
	06/2019		742	IDR	10,632,637	0	(5)
	08/2019	MXN	93,422		$4,766	53	0

CBK	04/2019	CAD	1,961		1,460	0	(8)
	04/2019	CNH	14,275		2,106	0	(17)
	04/2019	DKK	215,728		33,199	785	0
	04/2019	EUR	30,353		34,360	311	0
	04/2019	GBP	5,628		7,429	99	0
	04/2019	JPY	2,122,765		19,244	91	0
	04/2019	MXN	32,301		1,664	4	0
	04/2019	NOK	45,896		5,311	0	(10)
	04/2019	PEN	18,126		5,465	11	(2)
	04/2019	SEK	6,320		684	4	0
	04/2019		$5,437	AUD	7,644	0	(10)
	04/2019		8,203	CAD	10,821	4	(109)
	04/2019		16,826	EUR	14,898	0	(114)
	04/2019		12,241	GBP	9,260	0	(180)
	04/2019		2,626	JPY	293,030	18	0
	04/2019		4,531	MXN	87,920	0	(11)
	04/2019		10,572	NOK	91,782	70	0
	04/2019		44,143	SEK	406,577	15	(427)
	05/2019	CZK	2,652		$117	2	0
	05/2019	EUR	2,750		3,210	110	0
	05/2019		$19,298	JPY	2,122,765	0	(85)
	05/2019		685	SEK	6,320	0	(4)
	06/2019	CNH	3,250		$484	1	0
	06/2019	EUR	554	TRY	3,582	0	(21)
	06/2019	GBP	1,441		$1,931	47	0
	06/2019	MXN	81,631		4,154	5	0
	06/2019	TRY	3,964	EUR	612	22	0
	06/2019		$70,197		60,196	0	(2,228)
	07/2019	CNH	15,057		$2,234	0	(5)
	07/2019		$2,005	CNH	13,749	39	0
	08/2019	MXN	87,920		$4,448	13	0
	09/2019	EUR	459	TRY	3,118	0	(26)
	03/2020	RON	3,976	EUR	801	0	0

DUB	04/2019	SEK	5,500		534	8	0

FBF	04/2019	ARS	5,982		$138	0	0
	04/2019	EUR	1,058	SEK	10,852	0	(20)
	04/2019		$151	ARS	5,982	0	(13)

GLM	04/2019	ARS	13,112		$301	0	(1)
	04/2019	AUD	195,979		138,896	0	(258)
	04/2019	CHF	3,973		3,985	0	(5)
	04/2019	JPY	587,147		5,286	0	(12)
	04/2019	MXN	76,018		3,918	10	0
	04/2019	RUB	84,112		1,273	0	(6)
	04/2019	SEK	4,935		527	0	(4)
	04/2019		$303	ARS	13,112	0	(1)
	04/2019		142,705	AUD	199,664	5	(939)
	04/2019		6,892	CAD	9,118	0	(69)
	04/2019		130,741	CHF	130,273	88	0
	04/2019		5,053	EUR	4,462	0	(48)
	04/2019		89,484	GBP	67,320	0	(1,804)
	04/2019		4,011	INR	278,111	0	(17)
	05/2019		521	ARS	23,517	2	(6)
	05/2019		136,493	AUD	192,445	236	0
	06/2019	CNH	46,756		$6,944	0	(9)
	06/2019	CNY	2,889		431	1	0
	06/2019	KRW	17,708,245		15,797	198	0

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	06/2019		$1,786	KRW	2,025,210	$0	$(2)
	06/2019		18,824	MYR	76,555	0	(61)
	08/2019	MXN	4,817		$246	3	0

HUS	04/2019	ARS	19,543		457	7	0
	04/2019	CHF	56		57	0	0
	04/2019	CNH	29,163		4,310	0	(28)
	04/2019	GBP	284		376	6	0
	04/2019	KRW	4,048,325		3,570	6	0
	04/2019	PLN	25,806		6,943	219	0
	04/2019		$451	ARS	19,543	0	0
	04/2019		79,789	CAD	105,301	0	(990)
	04/2019		1,262	CNH	8,553	10	0
	04/2019		889	DKK	5,810	0	(16)
	04/2019		1,880	GBP	1,420	0	(31)
	04/2019		3,474	JPY	385,600	5	0
	04/2019		1,094	MXN	20,764	0	(26)
	04/2019		140,008	NOK	1,202,471	0	(590)
	04/2019		101,426	NZD	147,400	18	(1,064)
	04/2019		2,215	PLN	8,276	0	(59)
	05/2019		3,303	EUR	2,736	0	(220)
	06/2019	HKD	27,093		$3,461	1	0
	06/2019		$13,785	KRW	15,592,096	0	(50)
	07/2019	CNH	97,009		$14,210	0	(215)
	07/2019		$14,431	CNH	99,043	296	0
	09/2019	EUR	143	TRY	971	0	(8)
	10/2019	INR	282,100		$3,838	0	(131)
	10/2019		$4,748	INR	349,376	167	0

IND	04/2019	CNH	7,851		$1,133	0	(35)
	06/2019		$857	MYR	3,493	0	(1)

JPM	04/2019	CAD	5,202		$3,898	10	(4)
	04/2019	CHF	134,187		135,062	302	0
	04/2019	CNH	29,105		4,295	0	(34)
	04/2019	GBP	3,036		4,006	52	0
	04/2019	JPY	1,250,300		11,322	40	0
	04/2019	MXN	20,764		1,090	22	0
	04/2019	NOK	99,365		11,556	67	(31)
	04/2019	NZD	70,564		48,276	221	0
	04/2019	PEN	4,274		1,293	7	0
	04/2019	SEK	138,178		14,872	34	(25)
	04/2019		$6,497	AUD	9,188	27	0
	04/2019		9,324	CHF	9,306	23	0
	04/2019		4,684	INR	323,618	0	(36)
	04/2019		8,132	JPY	904,770	32	0
	04/2019		4,130	NOK	35,267	0	(41)
	04/2019		5,385	NZD	7,791	0	(79)
	04/2019		3,996	SEK	36,891	0	(28)
	05/2019	EUR	208,538		$234,765	224	0
	05/2019	SEK	5,135		555	2	0
	05/2019	TRY	5,174		887	0	(1)
	05/2019		$135,457	CHF	134,187	0	(299)
	05/2019		1,085	MXN	20,764	0	(22)
	06/2019	TRY	574	EUR	88	2	0
	06/2019		$1,378	IDR	19,704,022	0	(12)
	07/2019	BRL	51,500		$13,518	453	0
	07/2019	CNH	1,659		244	0	(3)
	07/2019		$1,312	DKK	8,650	0	(1)
	08/2019		45,336	MXN	901,993	166	0

MSB	04/2019		7,205	CNH	49,561	167	0
	05/2019		5	ARS	230	0	0
	06/2019	EUR	58	TRY	375	0	(2)
	07/2019	CNH	12,815		$1,875	0	(30)
	03/2020	RON	3,982	EUR	801	0	(1)

MYI	04/2019	AUD	19,714		$13,992	0	(6)
	04/2019	CAD	6,524		4,902	20	0
	04/2019	CHF	8,031		7,959	0	(107)
	04/2019	EUR	10,509		11,976	187	0
	04/2019		$2,680	AUD	3,775	0	0
	04/2019		1,298	EUR	1,144	0	(15)
	04/2019		2,674	NOK	22,854	0	(24)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	153

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	04/2019		$9,382	SEK	86,377	$0	$(90)
	06/2021		92	EUR	72	0	(6)

NGF	04/2019	CNH	9,648		$1,392	0	(43)
	04/2019		$782	IDR	11,176,136	0	0
	04/2019		185	KRW	207,940	0	(2)
	09/2019	TRY	4,097	EUR	602	33	0

RYL	04/2019	NZD	1,365		$928	0	(2)
	04/2019	SEK	7,720	EUR	743	3	0
	04/2019		$4,441	AUD	6,259	3	0
	04/2019		1,281	RUB	82,798	0	(22)

SCX	04/2019	BRL	7,911		$2,030	10	0
	04/2019	CAD	3,646		2,717	0	(12)
	04/2019	CNH	25,201		3,627	0	(121)
	04/2019	GBP	73,900		97,809	1,559	0
	04/2019	JPY	449,035		4,083	32	0
	04/2019	NZD	92,954		63,176	0	(125)
	04/2019	RUB	386,648		5,826	0	(54)
	04/2019	SEK	409,475		44,062	20	0
	04/2019		$2,113	BRL	7,911	0	(92)
	04/2019		3,692	CHF	3,680	4	0
	04/2019		4,845	CNH	33,405	124	0
	04/2019		2,521	EUR	2,227	0	(23)
	04/2019		20,508	JPY	2,257,800	0	(136)
	04/2019		1	KRW	1,124	0	0
	04/2019		306	TRY	1,750	1	0
	05/2019	TRY	1,798		$308	0	0
	05/2019		$95,269	GBP	71,853	0	(1,538)
	05/2019		61,883	NZD	91,006	127	0
	06/2019	TWD	102,228		$3,323	1	0
	06/2019		$35,839	IDR	511,524,082	0	(364)
	06/2019		3,225	TWD	99,177	0	(2)

SOG	04/2019		1,056	MXN	20,399	0	(7)
	04/2019		43,342	RUB	2,878,311	431	0
	04/2019		1,902	TRY	10,362	0	(82)
	06/2019		9,885	RUB	659,579	65	0

SSB	04/2019	AUD	1,401		$991	0	(4)
	04/2019	CHF	646		641	0	(8)
	04/2019		$11,913	EUR	10,452	0	(188)
	04/2019		1,817	NZD	2,650	0	(12)
	04/2019		2,764	SEK	25,710	1	0
	06/2019	MYR	8,100		$1,987	2	0

TOR	04/2019		$1,359	KRW	1,527,244	0	(14)
	06/2019		6,529	COP	20,376,209	0	(161)
	08/2019		8,251	MXN	161,914	0	(83)

UAG	04/2019	CAD	109,770		$81,763	0	(381)
	04/2019		$461	RUB	30,524	3	0
	05/2019		81,826	CAD	109,770	382	0
	06/2019	JPY	3,470,000		$31,388	0	(106)

Total Forward Foreign Currency Contracts						$13,080	$(15,979)

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC EUR versus SEK	SEK	10.250	09/04/2019	6,010	$43	$59
	Put - OTC GBP versus USD	$	1.010	04/25/2019	70,000	9	1

BRC	Call - OTC EUR versus USD		1.308	09/22/2021	1,100	68	21
	Put - OTC EUR versus USD		1.308	09/22/2021	1,100	81	134

GLM	Put - OTC EUR versus SEK	SEK	10.250	09/04/2019	5,700	36	55

HUS	Put - OTC AUD versus USD	$	0.630	04/04/2019	76,000	5	0
	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	6,690	29	26
	Call - OTC USD versus INR	INR	82.000	10/16/2019	20,000	141	26

MSB	Call - OTC EUR versus USD	$	1.291	06/24/2021	1,067	65	19
	Put - OTC EUR versus USD		1.291	06/24/2021	1,067	77	119

MYI	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	5,242	21	20

Total Purchased Options						$575	$480

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	2,500	$ (3)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	3,400	(3)	(2)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	2,900	(3)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	11,200	(10)	(7)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	2,700	(3)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	2,700	(3)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	3,200	(3)	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	4,400	(4)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	4,500	(4)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	2,900	(5)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	3,200	(6)	0

						$ (47)	$(11)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	3,140	$(52)	$(158)
	Put - OTC GBP versus USD	$	1.315	06/14/2019	4,099	(130)	(125)

HUS	Put - OTC USD versus CNH	CNH	6.700	04/29/2019	6,900	(18)	(24)
	Call - OTC USD versus CNH		6.800	04/29/2019	6,900	(16)	(11)
	Put - OTC USD versus INR	INR	72.000	10/16/2019	6,700	(128)	(198)

MYI	Put - OTC USD versus CNH	CNH	6.675	04/11/2019	6,500	(16)	(6)
	Call - OTC USD versus CNH		6.775	04/11/2019	6,500	(17)	(6)
	Put - OTC USD versus MXN	MXN	18.500	05/23/2019	3,450	(18)	(4)

NGF	Call - OTC EUR versus TRY	TRY	7.300	09/04/2019	2,928	(82)	(230)

						$(477)	$(762)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	5,400	$(70)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	155

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.460%	04/05/2019	11,300	$(20)	$(91)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.760	04/05/2019	11,300	(17)	0

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.460	04/05/2019	2,400	(4)	(20)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.760	04/05/2019	2,400	(3)	0

							$(44)	$(111)

Total Written Options							$(638)	$(884)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.109%	$600	$(21)	$4	$0	$(17)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	4,700	(168)	35	0	(133)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	3,900	(96)	(22)	0	(118)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	2,200	(42)	(17)	0	(59)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	1,600	(55)	10	0	(45)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	5,800	(146)	(29)	0	(175)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	2,600	(92)	18	0	(74)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	3,700	(72)	(27)	0	(99)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	3,200	(113)	23	0	(90)

HUS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109	4,200	(142)	23	0	(119)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	2,200	(55)	(11)	0	(66)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	2,700	(65)	(16)	0	(81)

							$(1,067)	$(9)	$0	$(1,076)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.710%	$300	$(15)	$7	$0	$(8)

CBK	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710	300	(15)	7	0	(8)

GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984	2,200	(97)	(5)	0	(102)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710	300	(17)	9	0	(8)

							$(144)	$18	$0	$(126)

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month EUR-LIBOR less 0.270% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	6,300	$7,130	$126	$(198)	$0	$(72)

GLM	Floating rate equal to 3-Month EUR-LIBOR less 0.283% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		48,600	55,006	914	(1,473)	0	(559)
	Floating rate equal to 3-Month EUR-LIBOR less 0.299% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		42,200	47,762	1,013	(1,500)	0	(487)

MYC	Floating rate equal to 3-Month EUR-LIBOR less 0.270% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		63,400	71,756	1,263	(1,990)	0	(727)

TOR	Floating rate equal to 3-Month EUR-LIBOR less 0.265% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		65,100	73,680	1,165	(1,911)	0	(746)

								$4,481	$(7,072)	$0	$(2,591)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	1-Year ILS-TELBOR	1.180%	Annual	01/30/2024	ILS	13,500	$0	$60	$60	$0

GLM	Pay	3-Month KRW-KORIBOR	1.785	Quarterly	03/20/2029	KRW	15,692,000	0	205	205	0

NGF	Pay	3-Month KRW-KORIBOR	1.725	Quarterly	03/20/2024		14,074,000	0	62	62	0

SCX	Pay	3-Month KRW-KORIBOR	1.795	Quarterly	03/20/2029		2,438,000	0	34	34	0

								$0	$361	$361	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	$	3,500	$25	$(89)	$0	$(64)
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019		4,600	0	(83)	0	(83)

									$25	$(172)	$0	$(147)

Total Swap Agreements									$3,295	$(6,874)	$361	$(3,940)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	157

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$4,977	$60	$0	$5,037	$(849)	$(93)	$(25)	$(967)	$4,070	$(3,770)	$300
BPS	182	0	60	242	(445)	(7)	(251)	(703)	(461)	551	90
BRC	125	155	0	280	(210)	0	(279)	(489)	(209)	373	164
CBK	1,651	0	0	1,651	(3,257)	(283)	(154)	(3,694)	(2,043)	1,895	(148)
DUB	8	0	0	8	0	0	0	0	8	(20)	(12)
FBF	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)
GLM	543	55	205	803	(3,242)	(20)	(1,046)	(4,308)	(3,505)	3,710	205
GST	0	0	0	0	0	(2)	(438)	(440)	(440)	282	(158)
HUS	735	52	0	787	(3,428)	(233)	(185)	(3,846)	(3,059)	4,110	1,051
IND	0	0	0	0	(36)	0	0	(36)	(36)	0	(36)
JPM	1,684	0	0	1,684	(616)	0	(89)	(705)	979	(1,000)	(21)
MSB	167	138	0	305	(33)	0	0	(33)	272	(40)	232
MYC	0	0	0	0	0	0	(727)	(727)	(727)	(431)	(1,158)
MYI	207	20	0	227	(248)	(16)	0	(264)	(37)	0	(37)
NGF	33	0	62	95	(45)	(230)	0	(275)	(180)	22	(158)
RYL	6	0	0	6	(24)	0	0	(24)	(18)	(60)	(78)
SCX	1,878	0	34	1,912	(2,467)	0	0	(2,467)	(555)	583	28
SOG	496	0	0	496	(89)	0	0	(89)	407	(1,090)	(683)
SSB	3	0	0	3	(212)	0	0	(212)	(209)	0	(209)
TOR	0	0	0	0	(258)	0	(746)	(1,004)	(1,004)	730	(274)
UAG	385	0	0	385	(487)	0	0	(487)	(102)	386	284

Total Over the Counter	$13,080	$480	$361	$13,921	$(15,979)	$(884)	$(3,940)	$(20,803)

(n)

Securities with an aggregate market value of $13,273 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	701	701
Swap Agreements	0	27	0	0	1,442	1,469

	$0	$27	$0	$0	$2,145	$2,172

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,080	$0	$13,080
Purchased Options	0	0	0	480	0	480
Swap Agreements	0	0	0	0	361	361

	$0	$0	$0	$13,560	$361	$13,921

	$0	$27	$0	$13,560	$2,506	$16,093

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$33	$33
Futures	0	0	0	0	961	961
Swap Agreements	0	534	0	0	1,987	2,521

	$0	$534	$0	$0	$2,981	$3,515

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,979	$0	$15,979
Written Options	0	11	0	762	111	884
Swap Agreements	0	1,202	0	2,591	147	3,940

	$0	$1,213	$0	$19,332	$258	$20,803

	$0	$1,747	$0	$19,332	$3,239	$24,318

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(55)	$(55)
Written Options	0	0	0	0	206	206
Futures	0	0	0	0	1,995	1,995
Swap Agreements	0	(6,555)	0	0	25,888	19,333

	$0	$(6,555)	$0	$0	$28,034	$21,479

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(63,044)	$0	$(63,044)
Purchased Options	0	0	0	(203)	(1)	(204)
Written Options	0	277	0	2,045	31	2,353
Swap Agreements	0	(568)	0	(2,665)	(284)	(3,517)

	$0	$(291)	$0	$(63,867)	$(254)	$(64,412)

	$0	$(6,846)	$0	$(63,867)	$27,780	$(42,933)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	0	0	5	5
Futures	0	0	0	0	(3,660)	(3,660)
Swap Agreements	0	2,345	0	0	(16,244)	(13,899)

	$0	$2,345	$0	$0	$(19,906)	$(17,561)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,768	$0	$10,768
Purchased Options	0	0	0	114	1	115
Written Options	0	(32)	0	(837)	(66)	(935)
Swap Agreements	0	284	0	(7,465)	(192)	(7,373)

	$0	$252	$0	$2,580	$(257)	$2,575

	$0	$2,597	$0	$2,580	$(20,163)	$(14,986)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	159

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$1,763	$0	$1,763
Australia
Asset-Backed Securities	0	1,097	0	1,097
Corporate Bonds & Notes	0	4,502	0	4,502
Brazil
Corporate Bonds & Notes	0	6,775	0	6,775
Loan Participations and Assignments	0	0	993	993
Sovereign Issues	0	12,959	0	12,959
Canada
Corporate Bonds & Notes	0	8,314	0	8,314
Non-Agency Mortgage-Backed Securities	0	4,482	0	4,482
Sovereign Issues	0	52,890	0	52,890
Cayman Islands
Asset-Backed Securities	0	37,885	0	37,885
Corporate Bonds & Notes	0	4,211	0	4,211
China
Sovereign Issues	0	7,272	0	7,272
Denmark
Corporate Bonds & Notes	0	37,843	0	37,843
Sovereign Issues	0	7,264	0	7,264
France
Corporate Bonds & Notes	0	29,679	0	29,679
Sovereign Issues	0	28,975	0	28,975
Germany
Asset-Backed Securities	0	899	0	899
Corporate Bonds & Notes	0	31,794	0	31,794
Guernsey, Channel Islands
Corporate Bonds & Notes	0	2,019	0	2,019
Hong Kong
Corporate Bonds & Notes	0	2,935	0	2,935
India
Corporate Bonds & Notes	0	802	0	802
Indonesia
Corporate Bonds & Notes	0	625	0	625
Ireland
Asset-Backed Securities	0	6,680	0	6,680
Corporate Bonds & Notes	0	5,822	0	5,822
Israel
Sovereign Issues	0	1,949	0	1,949
Italy
Corporate Bonds & Notes	0	3,232	0	3,232
Sovereign Issues	0	9,445	0	9,445
Japan
Corporate Bonds & Notes	0	18,856	0	18,856
Sovereign Issues	0	185,020	0	185,020
Jersey, Channel Islands
Corporate Bonds & Notes	0	1,182	0	1,182
Kuwait
Sovereign Issues	0	7,870	0	7,870
Lithuania
Sovereign Issues	0	2,223	0	2,223
Luxembourg
Asset-Backed Securities	0	673	0	673
Corporate Bonds & Notes	0	5,113	0	5,113
Netherlands
Asset-Backed Securities	0	2,190	0	2,190
Corporate Bonds & Notes	0	22,245	0	22,245
Norway
Corporate Bonds & Notes	0	5,620	0	5,620
Sovereign Issues	0	1,463	0	1,463
Peru
Sovereign Issues	0	8,615	0	8,615
Poland
Sovereign Issues	0	4,458	0	4,458
Qatar
Loan Participations and Assignments	0	0	6,956	6,956
Sovereign Issues	0	20,192	0	20,192
Saudi Arabia
Sovereign Issues	0	20,850	0	20,850

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Singapore
Corporate Bonds & Notes	$0	$6,394	$0	$6,394
Slovenia
Sovereign Issues	0	5,758	0	5,758
South Korea
Sovereign Issues	0	946	0	946
Spain
Corporate Bonds & Notes	0	7,351	0	7,351
Sovereign Issues	0	36,798	0	36,798
Supranational
Corporate Bonds & Notes	0	1,467	0	1,467
Sweden
Corporate Bonds & Notes	0	61,110	0	61,110
Switzerland
Corporate Bonds & Notes	0	17,494	0	17,494
Sovereign Issues	0	2,128	0	2,128
United Arab Emirates
Corporate Bonds & Notes	0	1,586	0	1,586
Sovereign Issues	0	4,867	0	4,867
United Kingdom
Corporate Bonds & Notes	0	93,599	0	93,599
Non-Agency Mortgage-Backed Securities	0	48,994	0	48,994
Preferred Securities	0	451	0	451
Sovereign Issues	0	38,363	0	38,363
United States
Asset-Backed Securities	0	23,508	0	23,508
Corporate Bonds & Notes	0	124,674	0	124,674
Loan Participations and Assignments	0	1,452	0	1,452
Municipal Bonds & Notes	0	355	0	355
Non-Agency Mortgage-Backed Securities	0	85,377	0	85,377
U.S. Government Agencies	0	208,790	0	208,790
U.S. Treasury Obligations	0	104,040	0	104,040
Short-Term Instruments
Repurchase Agreements	0	13,062	0	13,062
Argentina Treasury Bills	0	53	0	53
Japan Treasury Bills	0	31,320	0	31,320
Malaysia Treasury Bills	0	1,970	0	1,970

	$0	$1,540,590	$7,949	$1,548,539

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$131,156	$0	$0	$131,156

Total Investments	$131,156	$1,540,590	$7,949	$1,679,695

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(13,394)	$0	$(13,394)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	701	1,471	0	2,172
Over the counter	0	13,921	0	13,921

	$701	$15,392	$0	$16,093

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(961)	(2,554)	0	(3,515)
Over the counter	0	(20,803)	0	(20,803)

	$(961)	$(23,357)	$0	$(24,318)

Total Financial Derivative Instruments	$(260)	$(7,965)	$0	$(8,225)

Totals	$130,896	$1,519,231	$7,949	$1,658,076

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (collectively, “Underlying PIMCO Funds”) and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain

ANNUAL REPORT	MARCH 31, 2019	161

Notes to Financial Statements (Cont.)

circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Emerging Markets Bond Fund	Daily	Monthly

PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly

PIMCO Emerging Markets Currency and Short-Term Investments Fund	Daily	Monthly

PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly

PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly

PIMCO Global Bond Opportunities Fund (Unhedged)	Daily	Monthly

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Daily	Monthly

PIMCO International Bond Fund (Unhedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

162	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2019

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended March 31, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency and Short-Term Investments Fund		PIMCO Emerging Markets Full Spectrum Bond Fund		PIMCO Global Advantage® Strategy Bond Fund		PIMCO Global Bond Opportunities Fund (Unhedged)		PIMCO Global Bond Opportunities Fund (U.S. Dollar- Hedged)	PIMCO International Bond Fund (Unhedged)

Distributions to Shareholders:

From net investment income

Institutional Class	$(69,244)		$(6,209)		$(122,752)		$(17,032)		$(3,964)		$(4,734)		$(16,865)	$(9,934)

I-2	(5,655)		(24	)(b)	(216)		(82	)(b)	(32)		(24	)(a)	(1,799)	(2,266)

I-3	0		0		0		0		0		0		0	0

Administrative Class	(204)		0		(3	)(c)	0		0		(1,832)		(210)	(802	)(d)

Class D	(6,387	)(d)	0		(361	)(d)	0		(27	)(d)	(251	)(d)	0	(2,922)

Class A	(7,156)		(34	)(b)	(371)		(56	)(b)	(53)		(6)		(1,737)	(836)

Class C	(1,724)		(4	)(e)	(74)		(4	)(e)	(17)		0		(250)	(42)

Class R	0		0		0		0		(14	)(f)	0		0	0

From net realized capital gains

Institutional Class	0		0		0		0		0		0		(4,356)	0

I-2	0		0	(b)	0		0	(b)	0		0		(454)	0

I-3	0		0		0	(c)	0		0		0	(a)	0	0

Administrative Class	0		0		0		0		0		0		(60)	0

Class D	0		0		0	(d)	0		0	(d)	0	(d)	0	0	(d)

Class A	0		0	(b)	0		0	(b)	0		0		(490)	0

Class C	0		0	(e)	0		0	(e)	0		0		(110)	0

Class R	0		0		0		0		0	(f)	0		0	0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(90,370)		$(6,271)		$(123,777)		$(17,174)		$(4,107)		$(6,847)		$(26,331)	$(16,802)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class P Shares liquidated at the close of business on January 31, 2018.
(b)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(c)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(d)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(e)	Class C Shares liquidated at the close of business on July 28, 2017.
(f)	Class R Shares liquidated at the close of business on January 31, 2018.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value

ANNUAL REPORT	MARCH 31, 2019	163

Notes to Financial Statements (Cont.)

pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

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When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2019	165

Notes to Financial Statements (Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

166	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2019

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest substantially all or a significant portion of its assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2019 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$103,107	$16,241	$(8,111)	$(495)	$(507)	$110,235	$4,555	$0

PIMCO Emerging Markets Corporate Bond Fund	84,510	9,924	(6,824)	(292)	(123)	87,195	4,132	0

PIMCO Emerging Markets Local Currency and Bond Fund	232,787	22,314	(20,075)	(2,345)	(29,154)	203,527	9,633	0

PIMCO Short-Term Floating NAV Portfolio III	3,497	68,885	(70,100)	2	0	2,284	86	0

Totals	$423,901	$117,364	$(105,110)	$(3,130)	$(29,784)	$403,241	$18,406	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$0	$54,162	$(54,162)	$0	$0	$0	$5	$0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	201,490	296,077	(205,000)	(920)	(898)	290,749	8,854	223

PIMCO Global Advantage® Strategy Bond Fund	1,842	57	0	0	(10)	1,889	54	2

PIMCO Global Bond Opportunities Fund (Unhedged)	6,344	81	(5,000)	(6)	2	1,421	79	2

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	32,772	1,016	0	0	(177)	33,611	978	38

PIMCO International Bond Fund (Unhedged)	62,911	1,950	0	0	(339)	64,522	1,877	74

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$164,797	$1,028,814	$(1,145,300)	$99	$(19)	$48,391	$2,613	$0

PIMCO Emerging Markets Corporate Bond Fund	2,693	61,233	(63,701)	3	0	228	33	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	975,022	3,239,701	(3,869,600)	381	64	345,568	12,280	0

PIMCO Global Advantage® Strategy Bond Fund	68	127,337	(123,250)	2	0	4,157	38	0

PIMCO Global Bond Opportunities Fund (Unhedged)	6,433	210,381	(206,745)	1	0	10,070	81	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	404	455,041	(406,000)	34	21	49,500	740	0

PIMCO International Bond Fund (Unhedged)	15,034	544,088	(492,510)	17	5	66,634	347	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

168	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2019

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2019 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the

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security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an

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appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an

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Notes to Financial Statements (Cont.)

amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of

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interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO International Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar- Hedged)

New/Small Fund	—	—	—	X	—	—	—	—

Allocation	—	—	—	X	—	—	—	—

Acquired Fund	—	—	—	X	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	X

Distressed Company	—	—	—	X	—	—	—	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Commodity	—	—	—	X	—	—	—	—

Equity	X	—	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	—	—	—	—

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X

Smaller Company	—	—	—	X	—	—	—	—

Leveraging	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	—	X	X

Management	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Tax	—	—	—	X	—	—	—	—

Subsidiary	—	—	—	X	—	—	—	—

Value Investing	—	—	—	X	—	—	—	—

Arbitrage	—	—	—	X	—	—	—	—

Convertible Securities	—	—	—	X	—	—	—	—

Exchange-Traded Fund	—	—	—	X	—	—	—	—

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

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Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation,

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Notes to Financial Statements (Cont.)

currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

178	PIMCO INTERNATIONAL BOND FUNDS

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8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.58%	(1)	0.38%	~	0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund	0.50%	0.40%	N/A	N/A		N/A		N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%	0.40%	0.50%	N/A		N/A		0.55%	0.55%	~
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%	0.40%	N/A	N/A		N/A		N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.35%	0.30%	0.40%	N/A		N/A		0.45%	0.45%	~
PIMCO Global Bond Opportunities Fund (Unhedged)	0.25%	0.30%	N/A	N/A		0.30%		0.45%	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	N/A		0.30%		0.40%	0.40%
PIMCO International Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.45%	(1)	0.25%		0.40%	0.40%

~	This share class was liquidated during the reporting period.
(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

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March 31, 2019

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described below are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2019, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2019, the amount waived was $3,468,303.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant

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Notes to Financial Statements (Cont.)

to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$88,534	$62,110

PIMCO Emerging Markets Corporate Bond Fund	12,770	8,969

PIMCO Emerging Markets Currency and Short-Term Investments Fund	421,576	46,064

PIMCO Global Advantage® Strategy Bond Fund	8,029	4,750

PIMCO Global Bond Opportunities Fund (Unhedged)	7,620	6,660

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	20,174	10,593

PIMCO International Bond Fund (Unhedged)	33,123	10,142

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$0	$101	$905,784	$475,526

PIMCO Emerging Markets Corporate Bond Fund	3,105	0	84,655	65,473

PIMCO Emerging Markets Currency and Short-Term Investments Fund	85,523	85,523	521,114	836,549

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	51,482	35,010

PIMCO Global Advantage® Strategy Bond Fund	1,515,635	1,498,247	135,625	125,933

PIMCO Global Bond Opportunities Fund (Unhedged)	860,235	859,782	90,342	116,118

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	2,471,575	2,394,513	341,873	233,127

PIMCO International Bond Fund (Unhedged)	2,645,796	2,597,691	512,475	317,828

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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March 31, 2019

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund								PIMCO Emerging Markets Corporate Bond Fund

	Year Ended 03/31/2019				Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares		Amount		Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	91,479		$907,840		40,726		$430,151		4,179	$42,914	1,499		$16,008

I-2	4,515		44,967		3,963		41,899		0	0	10	(a)	102	(a)

I-3	201		2,009		0		0		0	0	0		0

Administrative Class	20	(b)	199	(b)	114		1,207		0	0	0		0

Class D	0		0		4,789		50,617		0	0	0		0

Class A	5,671		57,040		21,310	(c)	222,015	(c)	0	0	24	(a)	265	(a)

Class C	257		2,569		493		5,228		0	0	3	(d)	30	(d)

Class R	0		0		0		0		0	0	0		0
Issued as reinvestment of distributions

Institutional Class	5,538		55,302		5,212		55,143		582	6,002	525		5,614

I-2	390		3,895		430		4,550		0	0	2	(a)	21	(a)

I-3	3		31		0		0		0	0	0		0

Administrative Class	7	(b)	73	(b)	19		204		0	0	0		0

Class D	0		0		565		5,989		0	0	0		0

Class A	923		9,211		634		6,708		0	0	3	(a)	29	(a)

Class C	104		1,033		144		1,521		0	0	0	(d)	3	(d)

Class R	0		0		0		0		0	0	0		0
Cost of shares redeemed

Institutional Class	(65,853)		(655,167)		(32,742)		(345,191)		(3,005)	(30,847)	(1,680)		(17,926)

I-2	(4,454)		(44,350)		(3,998)		(42,215)		0	0	(70	)(a)	(753	)(a)

I-3	(101)		(1,015)		0		0		0	0	0		0

Administrative Class	(437	)(b)	(4,301	)(b)	(155)		(1,638)		0	0	0		0

Class D	0		0		(19,722	)(c)	(204,988	)(c)	0	0	0		0

Class A	(9,780)		(98,039)		(10,324)		(109,229)		0	0	(120	)(a)	(1,299	)(a)

Class C	(1,348)		(13,466)		(2,899)		(30,496)		0	0	(50	)(d)	(530	)(d)

Class R	0		0		0		0		0	0	0		0

Net increase (decrease) resulting from Fund share transactions	27,135		$267,831		8,559		$91,475		1,756	$18,069	146		$1,564

ANNUAL REPORT	MARCH 31, 2019	183

Notes to Financial Statements (Cont.)

	PIMCO Emerging Markets Currency and Short-Term Investments Fund								PIMCO Emerging Markets Full Spectrum Bond Fund

	Year Ended 03/31/2019				Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares		Amount		Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	7,181		$63,745		9,308		$87,193		10,505	$75,614	8,085		$63,221

I-2	526		4,588		422		4,007		0	0	225	(a)	1,740	(a)

I-3	0		0		0		0		0	0	0		0

Administrative Class	0		0		2	(e)	13	(e)	0	0	0		0

Class D	0		0		560		5,302		0	0	0		0

Class A	367		3,195		2,419	(f)	22,803	(f)	0	0	485	(a)	3,729	(a)

Class C	14	(g)	132	(g)	18		173		0	0	5	(d)	43	(d)

Class R	0		0		0		0		0	0	0		0
Issued as reinvestment of distributions

Institutional Class	45,327		369,601		13,061		122,376		2,926	21,038	2,658		20,782

I-2	24		201		13		117		0	0	11	(a)	89	(a)

I-3	0		0		0		0		0	0	0		0

Administrative Class	0		0		0	(e)	3	(e)	0	0	0		0

Class D	0		0		35		325		0	0	0		0

Class A	258		2,101		38		357		0	0	7	(a)	56	(a)

Class C	4	(g)	34	(g)	8		71		0	0	1	(d)	4	(d)

Class R	0		0		0		0		0	0	0		0
Cost of shares redeemed

Institutional Class	(124,441)		(1,069,204)		(34,970)		(326,703)		(11,428)	(81,153)	(4,635)		(36,141)

I-2	(690)		(6,128)		(230)		(2,147)		0	0	(440	)(a)	(3,502	)(a)

I-3	0		0		0		0		0	0	0		0

Administrative Class	0		0		(17	)(e)	(163	)(e)	0	0	0		0

Class D	0		0		(2,162	)(f)	(20,536	)(f)	0	0	0		0

Class A	(1,253)		(11,022)		(929)		(8,666)		0	0	(635	)(a)	(5,041	)(a)

Class C	(356	)(g)	(3,088	)(g)	(372)		(3,420)		0	0	(60	)(d)	(469	)(d)

Class R	0		0		0		0		0	0	0		0

Net increase (decrease) resulting from Fund share transactions	(73,039)		$(645,845)		(12,796)		$(118,895)		2,003	$15,499	5,707		$44,511

184	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2019

PIMCO Global Advantage® Strategy Bond Fund								PIMCO Global Bond Opportunities Fund (Unhedged)						PIMCO Global Bond Opportunities Fund (U.S. Dollar- Hedged)

Year Ended 03/31/2019				Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

Shares		Amount		Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

9,424		$100,523		10,909		$117,011		5,665	$51,437	7,467		$71,262		31,710	$319,861	24,652	$254,319

9		102		46		486		0	0	255	(h)	2,422	(h)	1,800	18,244	3,738	38,530

0		0		0		0		0	0	0		0		0	0	0	0

0		0		0		0		933	8,497	1,259		11,999		164	1,658	205	2,122

0		0		13		138		0	0	784		7,397		0	0	0	0

242		2,584		488	(i)	5,268	(i)	351	3,230	1,615	(j)	15,615	(j)	1,803	18,262	4,255	43,894

1	(g)	16	(g)	6		68		0	0	0		0		127	1,283	210	2,176

0		0		6	(k)	72	(k)	0	0	0		0		0	0	0	0

947		10,055		783		8,400		952	8,556	439		4,191		1,371	13,877	1,920	19,800

5		51		5		50		0	0	2	(h)	21	(h)	111	1,128	170	1,756

0		0		0		0		0	0	0		0		0	0	0	0

0		0		0		0		457	4,104	192		1,832		11	108	26	269

0		0		5		52		0	0	24		229		0	0	0	0

15		161		10		107		65	584	1		6		118	1,193	202	2,080

2	(g)	22	(g)	3		34		0	0	0		0		13	129	32	331

0		0		3	(k)	27	(k)	0	0	0		0		0	0	0	0

(12,423)		(131,716)		(15,416)		(164,930)		(11,058)	(101,579)	(16,249)		(153,779)		(24,573)	(248,895)	(11,727)	(120,726)

(124)		(1,320)		(99)		(1,058)		0	0	(362	)(h)	(3,495	)(h)	(2,746)	(27,742)	(4,159)	(42,888)

0		0		0		0		0	0	0		0		0	0	0	0

0		0		0		0		(2,558)	(23,467)	(2,677)		(25,500)		(285)	(2,876)	(481)	(4,943)

0		0		(402	)(i)	(4,338	)(i)	0	0	(2,379	)(j)	(22,890	)(j)	0	0	0	0

(450)		(4,807)		(382)		(4,087)		(780)	(7,125)	(11)		(97)		(2,850)	(28,842)	(5,392)	(55,790)

(368	)(g)	(3,881	)(g)	(164)		(1,751)		0	0	0		0		(649)	(6,578)	(944)	(9,701)

0		0		(289	)(k)	(3,137	)(k)	0	0	0		0		0	0	0	0

(2,720)		$(28,210)		(4,475)		$(47,588)		(5,973)	$(55,763)	(9,640)		$(90,787)		6,125	$60,810	12,707	$131,229

ANNUAL REPORT	MARCH 31, 2019	185

Notes to Financial Statements (Cont.)

	PIMCO International Bond Fund (Unhedged)

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	56,683	$543,427	30,384		$304,631

I-2	12,691	122,266	20,384		205,529

I-3	4,112	40,177	0		0

Administrative Class	564	5,484	5,365		53,381

Class D	0	0	6,391		63,921

Class A	6,841	66,599	24,094	(l)	249,260	(l)

Class C	192	1,845	134		1,348

Class R	0	0	0		0
Issued as reinvestment of distributions

Institutional Class	2,789	26,433	798		8,013

I-2	998	9,436	204		2,067

I-3	129	1,214	0		0

Administrative Class	248	2,356	80		802

Class D	0	0	278		2,757

Class A	875	8,295	75		757

Class C	24	227	3		34

Class R	0	0	0		0
Cost of shares redeemed

Institutional Class	(33,867)	(324,943)	(18,851)		(188,590)

I-2	(23,204)	(221,486)	(3,999)		(40,236)

I-3	(443)	(4,206)	0		0

Administrative Class	(2,818)	(27,663)	(1,345)		(13,561)

Class D	0	0	(45,752	)(l)	(466,229	)(l)

Class A	(12,990)	(126,110)	(3,158)		(31,768)

Class C	(402)	(3,928)	(1,050)		(10,200)

Class R	0	0	0		0

Net increase (decrease) resulting from Fund share transactions	12,422	$119,423	14,035		$141,916

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)	On March 23, 2018, 12,427 Class D shares in the amount of $128,110 converted into Class A shares of the Fund.
(d)	Class C Shares liquidated at the close of business on July 28, 2017.
(e)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(f)	On March 23, 2018, 1,313 Class D shares in the amount of $12,552 converted into Class A shares of the Fund.
(g)	Class C Shares liquidated at the close of business on October 31, 2018.
(h)	Class P Shares liquidated at the close of business on January 31, 2018.
(i)	On March 23, 2018, 318 Class D shares in the amount of $3,437 converted into Class A shares of the Fund.
(j)	On March 23, 2018, 1,609 Class D shares in the amount of $15,559 converted into Class A shares of the Fund.
(k)	Class R Shares liquidated at the close of business on January 31, 2018.
(l)	On March 23, 2018, 20,364 Class D shares in the amount of $212,173 converted into Class A shares of the Fund.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Emerging Markets Corporate Bond Fund	0	2	0%	66%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	2	0%	92%

PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	31%	0%

PIMCO Global Advantage® Strategy Bond Fund	3	0	53%	0%

PIMCO Global Bond Opportunities Fund (Unhedged)	1	0	27%	0%

186	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2019

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Emerging Markets Bond Fund	$3,499	$0	$(73,046)	$(1,752)	$(225,817)	$0	$0

PIMCO Emerging Markets Corporate Bond Fund	681	0	(19,428)	(111)	(52,022)	0	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	0	(128,949)	(37)	(582,433)	0	0

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	(50,091)	0	(44,266)	0	0

PIMCO Global Advantage® Strategy Bond Fund	1,715	0	(6,334)	(12)	(14,411)	0	0

PIMCO Global Bond Opportunities Fund (Unhedged)	0	0	(4,235)	(10)	(2,250)	0	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	4,990	0	(3,862)	(492)	(8,197)	0	0

PIMCO International Bond Fund (Unhedged)	0	0	(23,979)	(312)	0	(1,262)	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), straddle loss deferrals, interest accrued on defaulted securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	187

Notes to Financial Statements (Cont.)

March 31, 2019

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Fund	$1,738	$224,079

PIMCO Emerging Markets Corporate Bond Fund*	19,847	32,175

PIMCO Emerging Markets Currency and Short-Term Investments Fund	341,710	240,723

PIMCO Emerging Markets Full Spectrum Bond Fund	1,200	43,066

PIMCO Global Advantage® Strategy Bond Fund*	14,411	0

PIMCO Global Bond Opportunities Fund (Unhedged)	0	2,250

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	8,197

PIMCO International Bond Fund (Unhedged)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Bond Fund	$2,265,253	$83,655	$(156,824)	$(73,169)

PIMCO Emerging Markets Corporate Bond Fund	183,499	4,101	(23,527)	(19,426)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	3,034,282	88,716	(217,507)	(128,791)

PIMCO Emerging Markets Full Spectrum Bond Fund	453,652	6,241	(56,332)	(50,091)

PIMCO Global Advantage® Strategy Bond Fund	541,107	27,129	(33,350)	(6,221)

PIMCO Global Bond Opportunities Fund (Unhedged)	346,879	22,474	(26,607)	(4,133)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1,140,178	53,097	(56,807)	(3,710)

PIMCO International Bond Fund (Unhedged)	1,680,431	85,871	(108,722)	(22,851)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation protected securities (TIPS), sale/buyback transactions, passive foreign investment companies (PFICs), convertible preferred securities, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, interest accrued on defaulted securities, and Lehman securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Bond Fund	$85,548	$0	$0	$90,370	$0	$0

PIMCO Emerging Markets Corporate Bond Fund	6,913	0	0	6,271	0	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	343,518	0	29,799	123,777	0	0

PIMCO Emerging Markets Full Spectrum Bond Fund	18,117	0	3,049	17,174	0	4,003

PIMCO Global Advantage® Strategy Bond Fund	10,353	0	0	3,918	189	4,664

PIMCO Global Bond Opportunities Fund (Unhedged)	9,883	860	2,705	6,847	0	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	19,849	0	0	20,861	5,470	0

PIMCO International Bond Fund (Unhedged)	42,653	10,202	2,090	16,802	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

188	PIMCO INTERNATIONAL BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2019	189

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BOM	Bank of Montreal	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland PLC

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank

BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

BSS	Banco Santander S.A.	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	JPS	JP Morgan Securities, Inc.	TOR	Toronto Dominion Bank

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	HKD	Hong Kong Dollar	PHP	Philippine Peso

AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu

CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona

CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KZT	Kazakhstani Tenge	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia

DKK	Danish Krone	NGN	Nigerian Naira	USD (or $)	United States Dollar

EGP	Egyptian Pound	NOK	Norwegian Krone	VND	Vietnamese Dong

EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PRIB06M	6 Month Czech Interbank Offer Rate

BP0001M	1 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	IBR	Indicador Bancario de Referencia	US0006M	6 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

AID	Agency International Development	FDIC	Federal Deposit Insurance Corp.	PRIBOR	Prague Interbank Offered Rate

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	REMIC	Real Estate Mortgage Investment Conduit

ATM	At-the-money	JSC	Joint Stock Company	TBA	To-Be-Announced

BABs	Build America Bonds	KORIBOR	Korea Interbank Offered Rate	TBD	To-Be-Determined

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TELBOR	Tel Aviv Inter-Bank Offered Rate

CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	THBFIX	Thai Baht Floating-Rate Fix

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

190	PIMCO INTERNATIONAL BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Emerging Markets Bond Fund	0.00%	0.00%	$4,081	$0

PIMCO Emerging Markets Corporate Bond Fund	0.00%	0.00%	782	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.00%	0.00%	37,959	0

PIMCO Emerging Markets Full Spectrum Bond Fund	0.00%	0.00%	9	0

PIMCO Global Advantage® Strategy Bond Fund	0.00%	0.00%	5,512	0

PIMCO Global Bond Opportunities Fund (Unhedged)	0.00%	0.00%	3,001	5,120

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.00%	0.00%	11,602	0

PIMCO International Bond Fund (Unhedged)	0.00%	0.00%	30,315	11,401

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	MARCH 31, 2019	191

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

192	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2019	193

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

194	PIMCO INTERNATIONAL BOND FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

ANNUAL REPORT	MARCH 31, 2019	195

Privacy Policy1 (Cont.)

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

196	PIMCO INTERNATIONAL BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3005AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (each a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the Funds (Cont.)

Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	04/27/18	12/31/02	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	04/27/18	—	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO All Asset Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	(0.13)%	3.07%	7.36%	6.74%
PIMCO All Asset Fund I-2	(0.24)%	2.95%	7.25%	6.64%
PIMCO All Asset Fund I-3	(0.24)%	2.93%	7.21%	6.58%
PIMCO All Asset Fund Administrative Class	(0.39)%	2.80%	7.09%	6.48%
PIMCO All Asset Fund Class A	(0.57)%	2.57%	6.82%	6.15%
PIMCO All Asset Fund Class A (adjusted)	(4.30)%	1.79%	6.41%	5.91%
PIMCO All Asset Fund Class C	(1.33)%	1.80%	6.02%	5.36%
PIMCO All Asset Fund Class C (adjusted)	(2.28)%	1.80%	6.02%	5.36%
PIMCO All Asset Fund Class R	(0.82)%	2.33%	6.54%	5.87%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index	2.72%	1.50%	2.73%	3.88%
Consumer Price Index + 500 Basis Points	6.86%	6.49%	6.81%	7.09%
Lipper Alternative Global Macro Funds Average	0.99%	1.77%	6.20%	5.73%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.105% for Institutional Class shares, 1.205% for I-2 shares, 1.305% for I-3 shares, 1.355% for Administrative Class shares, 1.555% for Class A shares, 2.305% for Class C shares, and 1.805% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	I-2 - PALPX	I-3 - PAANX	Administrative Class - PAALX
Class A - PASAX	Class C - PASCX	Class R - PATRX

Top 10 Holdings as of 03/31/2019[1]§

PIMCO RAE PLUS EMG Fund	12.0%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	11.0%
PIMCO RAE Emerging Markets Fund	7.4%
PIMCO RAE Worldwide Long/Short PLUS Fund	6.8%
PIMCO RAE Fundamental Advantage PLUS Fund	6.7%
PIMCO Long-Term Real Return Fund	6.1%
PIMCO Income Fund	5.8%
PIMCO Emerging Markets Local Currency and Bond Fund	4.4%
PIMCO RealEstateRealReturn Strategy Fund	3.9%
PIMCO Low Duration Fund	3.9%

[1]	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the PIMCO Funds, PIMCO ETF Trust, or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to real estate investment trusts (“REITs”) through the PIMCO RealEstateRealReturn Strategy Fund contributed to performance, as this Underlying PIMCO Fund posted positive returns.

»

Positions in U.S. long maturity bonds, primarily through the PIMCO Long-Term U.S. Government Fund and the PIMCO Extended Duration Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund, and the PIMCO Senior Floating Rate Fund,
contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO RAE Emerging Markets Fund, and the PIMCO RAE Low Volatility PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Local Currency and Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

ANNUAL REPORT	MARCH 31, 2019	9

PIMCO All Asset All Authority Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	(2.78)%	0.90%	5.12%	5.04%
PIMCO All Asset All Authority Fund I-2	(2.88)%	0.79%	5.02%	4.90%
PIMCO All Asset All Authority Fund I-3	(2.89)%	0.71%	4.95%	4.89%
PIMCO All Asset All Authority Fund Class A	(3.22)%	0.44%	4.62%	4.49%
PIMCO All Asset All Authority Fund Class A (adjusted)	(8.54)%	(0.69)%	4.22%	4.23%
PIMCO All Asset All Authority Fund Class C	(3.96)%	(0.31)%	3.84%	3.71%
PIMCO All Asset All Authority Fund Class C (adjusted)	(4.88)%	(0.31)%	3.84%	3.71%
S&P 500 Index	9.50%	10.91%	15.92%	8.86%
Consumer Price Index + 650 Basis Points	8.36%	7.99%	8.31%	8.58%
Lipper Alternative Global Macro Funds Average	0.99%	1.77%	6.20%	5.22%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 2.35% for Institutional Class shares, 2.45% for I-2 shares, 2.55% for I-3 shares, 2.80% for Class A shares, and 3.55% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	I-2 - PAUPX	I-3 - PAUNX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of 03/31/2019[1]§

PIMCO StocksPLUS® Short Fund	17.8%
PIMCO RAE PLUS EMG Fund	9.3%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	8.9%
PIMCO RAE Emerging Markets Fund	6.5%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.4%
PIMCO RAE Fundamental Advantage PLUS Fund	4.3%
PIMCO RealEstateRealReturn Strategy Fund	4.2%
PIMCO Income Fund	3.9%
PIMCO Long-Term Real Return Fund	3.7%
PIMCO Emerging Markets Local Currency and Bond Fund	3.7%

[1]	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to real estate investment trusts (“REITs”) through the PIMCO RealEstateRealReturn Strategy Fund contributed to performance, as this Underlying PIMCO Fund posted positive returns.

»

Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund, and the PIMCO Senior Floating Rate Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO RAE Emerging Markets Fund, and the
PIMCO RAE Low Volatility PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»	Short exposure to U.S. equities through the PIMCO StocksPLUS® Short Fund detracted from performance, as the Underlying PIMCO Fund posted negative returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Local Currency and Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

ANNUAL REPORT	MARCH 31, 2019	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,019.30	$0.48	$1,000.00	$1,024.46	$0.48	0.095%
I-2	1,000.00	1,018.70	0.98	1,000.00	1,023.96	0.98	0.195
I-3	1,000.00	1,018.40	1.24	1,000.00	1,023.70	1.24	0.245
Administrative Class	1,000.00	1,017.90	1.74	1,000.00	1,023.21	1.74	0.345
Class A	1,000.00	1,016.80	2.74	1,000.00	1,022.21	2.75	0.545
Class C	1,000.00	1,013.50	6.50	1,000.00	1,018.47	6.52	1.295
Class R	1,000.00	1,016.50	4.00	1,000.00	1,020.97	4.01	0.795

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,017.70	$7.75	$1,000.00	$1,017.25	$7.75	1.54%
I-2	1,000.00	1,017.10	8.25	1,000.00	1,016.75	8.25	1.64
I-3	1,000.00	1,016.90	8.55	1,000.00	1,016.45	8.55	1.70
Class A	1,000.00	1,015.20	10.00	1,000.00	1,015.01	10.00	1.99
Class C	1,000.00	1,012.10	13.75	1,000.00	1,011.27	13.74	2.74

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2019	13

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS: 1-10 Year Index	Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2019	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund

Institutional Class

03/31/2019	$12.12	$0.59	$(0.63)	$(0.04)	$(0.60)	$0.00	$0.00	$(0.60)

03/31/2018	11.69	0.54	0.47	1.01	(0.58)	0.00	0.00	(0.58)

03/31/2017	10.68	0.35	1.04	1.39	(0.36)	0.00	(0.02)	(0.38)

03/31/2016	11.58	0.40	(0.88)	(0.48)	(0.42)	0.00	0.00	(0.42)

03/31/2015	12.29	0.54	(0.70)	(0.16)	(0.55)	0.00	0.00	(0.55)

I-2

03/31/2019	12.14	0.56	(0.61)	(0.05)	(0.59)	0.00	0.00	(0.59)

03/31/2018	11.72	0.53	0.46	0.99	(0.57)	0.00	0.00	(0.57)

03/31/2017	10.70	0.34	1.05	1.39	(0.35)	0.00	(0.02)	(0.37)

03/31/2016	11.60	0.38	(0.87)	(0.49)	(0.41)	0.00	0.00	(0.41)

03/31/2015	12.32	0.54	(0.72)	(0.18)	(0.54)	0.00	0.00	(0.54)

I-3

04/27/2018 -03/31/2019	12.14	0.50	(0.55)	(0.05)	(0.59)	0.00	0.00	(0.59)

Administrative Class

03/31/2019	12.14	0.55	(0.62)	(0.07)	(0.57)	0.00	0.00	(0.57)

03/31/2018	11.72	0.52	0.45	0.97	(0.55)	0.00	0.00	(0.55)

03/31/2017	10.70	0.31	1.06	1.37	(0.33)	0.00	(0.02)	(0.35)

03/31/2016	11.60	0.37	(0.88)	(0.51)	(0.39)	0.00	0.00	(0.39)

03/31/2015	12.32	0.51	(0.71)	(0.20)	(0.52)	0.00	0.00	(0.52)

Class A

03/31/2019	12.13	0.53	(0.62)	(0.09)	(0.55)	0.00	0.00	(0.55)

03/31/2018	11.71	0.47	0.48	0.95	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.70	0.29	1.05	1.34	(0.31)	0.00	(0.02)	(0.33)

03/31/2016	11.60	0.34	(0.88)	(0.54)	(0.36)	0.00	0.00	(0.36)

03/31/2015	12.31	0.46	(0.68)	(0.22)	(0.49)	0.00	0.00	(0.49)

Class C

03/31/2019	12.08	0.44	(0.62)	(0.18)	(0.46)	0.00	0.00	(0.46)

03/31/2018	11.66	0.39	0.47	0.86	(0.44)	0.00	0.00	(0.44)

03/31/2017	10.66	0.20	1.05	1.25	(0.23)	0.00	(0.02)	(0.25)

03/31/2016	11.56	0.26	(0.88)	(0.62)	(0.28)	0.00	0.00	(0.28)

03/31/2015	12.27	0.38	(0.69)	(0.31)	(0.40)	0.00	0.00	(0.40)

Class R

03/31/2019	12.06	0.50	(0.62)	(0.12)	(0.52)	0.00	0.00	(0.52)

03/31/2018	11.64	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)

03/31/2017	10.64	0.26	1.04	1.30	(0.28)	0.00	(0.02)	(0.30)

03/31/2016	11.54	0.32	(0.88)	(0.56)	(0.34)	0.00	0.00	(0.34)

03/31/2015	12.25	0.43	(0.68)	(0.25)	(0.46)	0.00	0.00	(0.46)

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.48	(0.13)%	$15,726,640	0.095%		0.225%		0.095%		0.225%		5.08%		42%

12.12	8.77	17,292,168	0.125		0.225		0.125		0.225		4.48		37

11.69	13.21	16,330,803	0.085		0.225		0.085		0.225		3.06		54

10.68	(4.08)	16,721,758	0.055		0.225		0.055		0.225		3.65		40

11.58	(1.36)	24,949,112	0.075		0.225		0.075		0.225		4.37		86

11.50	(0.24)	578,778	0.195		0.325		0.195		0.325		4.86		42

12.14	8.56	745,549	0.225		0.325		0.225		0.325		4.39		37

11.72	13.18	588,700	0.185		0.325		0.185		0.325		3.02		54

10.70	(4.19)	482,467	0.155		0.325		0.155		0.325		3.48		40

11.60	(1.53)	1,163,590	0.175		0.325		0.175		0.325		4.38		86

11.50	(0.23)	10,560	0.245	*	0.425	*	0.245	*	0.425	*	4.72	*	42

11.50	(0.39)	120,445	0.345		0.475		0.345		0.475		4.75		42

12.14	8.40	164,254	0.375		0.475		0.375		0.475		4.30		37

11.72	13.00	191,878	0.335		0.475		0.335		0.475		2.75		54

10.70	(4.33)	244,060	0.305		0.475		0.305		0.475		3.35		40

11.60	(1.68)	430,275	0.325		0.475		0.325		0.475		4.13		86

11.49	(0.57)	962,181	0.545		0.675		0.545		0.675		4.58		42

12.13	8.21	1,132,320	0.575		0.675		0.575		0.675		3.88		37

11.71	12.67	730,425	0.565	(d)	0.705	(d)	0.565	(d)	0.705	(d)	2.58		54

10.70	(4.57)	781,603	0.555		0.725		0.555		0.725		3.11		40

11.60	(1.85)	1,369,369	0.575		0.725		0.575		0.725		3.77		86

11.44	(1.33)	318,896	1.295		1.425		1.295		1.425		3.81		42

12.08	7.45	444,532	1.325		1.425		1.325		1.425		3.25		37

11.66	11.82	663,861	1.315	(d)	1.455	(d)	1.315	(d)	1.455	(d)	1.82		54

10.66	(5.32)	751,398	1.305		1.475		1.305		1.475		2.36		40

11.56	(2.58)	1,364,100	1.325		1.475		1.325		1.475		3.06		86

11.42	(0.82)	53,464	0.795		0.925		0.795		0.925		4.36		42

12.06	8.00	64,912	0.825		0.925		0.825		0.925		3.79		37

11.64	12.39	71,325	0.815	(d)	0.955	(d)	0.815	(d)	0.955	(d)	2.33		54

10.64	(4.81)	73,804	0.805		0.975		0.805		0.975		2.91		40

11.54	(2.10)	109,171	0.825		0.975		0.825		0.975		3.55		86

ANNUAL REPORT	MARCH 31, 2019	17

Financial Highlights (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset All Authority Fund

Institutional Class

03/31/2019	$8.90	$0.44	$(0.70)	$(0.26)	$(0.47)	$0.00	$(0.00)	$(0.47)

03/31/2018	8.76	0.44	0.19	0.63	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	8.04	0.25	0.75	1.00	(0.25)	0.00	(0.03)	(0.28)

03/31/2016	9.07	0.39	(0.99)	(0.60)	(0.43)	0.00	0.00	(0.43)

03/31/2015	10.06	0.47	(0.94)	(0.47)	(0.52)	0.00	0.00	(0.52)

I-2

03/31/2019	8.91	0.41	(0.68)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

03/31/2018	8.77	0.43	0.19	0.62	(0.47)	0.00	(0.01)	(0.48)

03/31/2017	8.05	0.24	0.75	0.99	(0.24)	0.00	(0.03)	(0.27)

03/31/2016	9.08	0.37	(0.98)	(0.61)	(0.42)	0.00	0.00	(0.42)

03/31/2015	10.07	0.46	(0.94)	(0.48)	(0.51)	0.00	0.00	(0.51)

I-3

04/27/2018 - 03/31/2019	8.90	0.43	(0.70)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

Class A

03/31/2019	8.91	0.40	(0.70)	(0.30)	(0.43)	0.00	(0.00)	(0.43)

03/31/2018	8.77	0.38	0.21	0.59	(0.44)	0.00	(0.01)	(0.45)

03/31/2017	8.05	0.21	0.76	0.97	(0.22)	0.00	(0.03)	(0.25)

03/31/2016	9.08	0.35	(0.99)	(0.64)	(0.39)	0.00	0.00	(0.39)

03/31/2015	10.07	0.40	(0.92)	(0.52)	(0.47)	0.00	0.00	(0.47)

Class C

03/31/2019	8.91	0.33	(0.69)	(0.36)	(0.37)	0.00	(0.00)	(0.37)

03/31/2018	8.77	0.33	0.19	0.52	(0.37)	0.00	(0.01)	(0.38)

03/31/2017	8.06	0.14	0.76	0.90	(0.16)	0.00	(0.03)	(0.19)

03/31/2016	9.08	0.28	(0.98)	(0.70)	(0.32)	0.00	0.00	(0.32)

03/31/2015	10.07	0.34	(0.93)	(0.59)	(0.40)	0.00	0.00	(0.40)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(e)	Ratio of expenses to average net assets includes line of credit expenses.

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.17	(2.78)%	$4,080,399	1.55	%(e)	1.62	%(e)	0.18%		0.25%		5.25%		39%

8.90	7.28	5,692,188	1.12	(e)	1.16	(e)	0.21		0.25		4.92		35

8.76	12.66	5,690,312	0.80	(e)	0.87	(e)	0.18		0.25		2.90		51

8.04	(6.53)	5,917,397	0.67	(e)	0.77	(e)	0.15		0.25		4.59		39

9.07	(4.80)	10,944,124	0.70	(e)	0.78	(e)	0.17		0.25		4.74		75

8.18	(2.88)	605,219	1.65	(e)	1.72	(e)	0.28		0.35		4.92		39

8.91	7.18	935,337	1.22	(e)	1.26	(e)	0.31		0.35		4.80		35

8.77	12.54	838,859	0.90	(e)	0.97	(e)	0.28		0.35		2.85		51

8.05	(6.63)	785,877	0.77	(e)	0.87	(e)	0.25		0.35		4.34		39

9.08	(4.89)	2,455,193	0.80	(e)	0.88	(e)	0.27		0.35		4.59		75

8.17	(2.88)	26,421	1.70	(e)*	1.82	(e)*	0.33	*	0.45	*	5.60	*	39

8.18	(3.22)	524,713	2.00	(e)	2.07	(e)	0.63		0.70		4.72		39

8.91	6.82	740,822	1.57	(e)	1.61	(e)	0.66		0.70		4.21		35

8.77	12.16	557,523	1.25	(e)	1.32	(e)	0.63		0.70		2.42		51

8.05	(6.97)	666,880	1.12	(e)	1.22	(e)	0.60		0.70		4.11		39

9.08	(5.26)	1,484,897	1.15	(e)	1.23	(e)	0.62		0.70		4.02		75

8.18	(3.96)	376,183	2.75	(e)	2.82	(e)	1.38		1.45		3.98		39

8.91	6.04	556,929	2.32	(e)	2.36	(e)	1.41		1.45		3.69		35

8.77	11.29	742,593	2.00	(e)	2.07	(e)	1.38		1.45		1.64		51

8.06	(7.59)	901,039	1.87	(e)	1.97	(e)	1.35		1.45		3.35		39

9.08	(5.98)	1,878,807	1.90	(e)	1.98	(e)	1.37		1.45		3.46		75

ANNUAL REPORT	MARCH 31, 2019	19

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Assets:

Investments, at value
Investments in securities*	$1,013	$391
Investments in Affiliates	17,792,266	7,829,283
Receivable for investments in Affiliates sold	4	13,082
Receivable for Fund shares sold	9,844	4,851
Dividends receivable from Affiliates	28,106	9,697
Reimbursement receivable from PIMCO	2,287	394
Prepaid expenses	0	2,810

Total Assets	17,833,520	7,860,508

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$0	$2,200,000
Payable for investments in Affiliates purchased	35,689	22,779
Payable for Fund shares redeemed	22,639	21,747
Accrued investment advisory fees	2,648	968
Accrued supervisory and administrative fees	1,034	452
Accrued distribution fees	246	245
Accrued servicing fees	284	194
Other liabilities	16	1,188

Total Liabilities	62,556	2,247,573

Net Assets	$17,770,964	$5,612,935

Net Assets Consist of:

Paid in capital	$20,535,394	$11,895,058
Distributable earnings (accumulated loss)	(2,764,430)	(6,282,123)

Net Assets	$17,770,964	$5,612,935

Cost of investments in securities	$1,013	$391
Cost of investments in Affiliates	$17,774,597	$8,766,277

* Includes repurchase agreements of:	$1,013	$391

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2019

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Net Assets:

Institutional Class	$15,726,640	$4,080,399
I-2	578,778	605,219
I-3	10,560	26,421
Administrative Class	120,445	N/A
Class A	962,181	524,713
Class C	318,896	376,183
Class R	53,464	N/A

Shares Issued and Outstanding:

Institutional Class	1,370,001	499,147
I-2	50,310	73,980
I-3	918	3,233
Administrative Class	10,470	N/A
Class A	83,718	64,129
Class C	27,873	45,989
Class R	4,682	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$11.48	$8.17
I-2	11.50	8.18
I-3	11.50	8.17
Administrative Class	11.50	N/A
Class A	11.49	8.18
Class C	11.44	8.18
Class R	11.42	N/A

ANNUAL REPORT	MARCH 31, 2019	21

Statements of Operations

Year Ended March 31, 2019 (Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:

Interest	$15	$12
Dividends from Investments in Affiliates	958,338	457,556
Total Income	958,353	457,568

Expenses:

Investment advisory fees	32,435	13,521
Supervisory and administrative fees	12,801	6,284
Distribution and/or servicing fees - Administrative Class	338	0
Distribution fees - Class C	2,833	3,432
Distribution fees - Class R	145	0
Servicing fees - Class A	2,495	1,524
Servicing fees - Class C	944	1,144
Servicing fees - Class R	145	0
Trustee fees	110	42
Interest expense	28	92,741
Miscellaneous expense	0	73
Total Expenses	52,274	118,761
Waiver and/or Reimbursement by PIMCO	(24,142)	(4,593)
Net Expenses	28,132	114,168

Net Investment Income (Loss)	930,221	343,400

Net Realized Gain (Loss):

Investments in Affiliates	(250,541)	(521,177)
Net capital gain distributions received from Affiliate investments	179,412	108,711

Net Realized Gain (Loss)	(71,129)	(412,466)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(962,409)	(195,503)

Net Change in Unrealized Appreciation (Depreciation)	(962,409)	(195,503)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(103,317)	$(264,569)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund			PIMCO All Asset All Authority Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$930,221	$858,572		$343,400	$386,555
Net realized gain (loss)	(71,129)	106,486		(412,466)	40,159
Net change in unrealized appreciation (depreciation)	(962,409)	640,638		(195,503)	112,541

Net Increase (Decrease) in Net Assets Resulting from Operations	(103,317)	1,605,696		(264,569)	539,255

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(824,865)	(808,322)		(258,963)	(307,599)
I-2	(31,337)	(32,285)		(37,020)	(47,696)
I-3	(77)	0		(312)	0
Administrative Class	(6,333)	(8,107)		0	0
Class D	0	(13,697	)(a)	0	(11,222	)(a)
Class A	(45,471)	(37,250)		(28,689)	(27,400)
Class C	(14,417)	(17,147)		(18,416)	(25,790)
Class R	(2,541)	(2,789)		0	0

Tax basis return of capital
Institutional Class	0	0		(1,905)	(6,621)
I-2	0	0		(294)	(1,042)
I-3	0	0		(2)	0
Administrative Class	0	0		0	0
Class D	0	0	(a)	0	(264	)(a)
Class A	0	0		(236)	(651)
Class C	0	0		(177)	(725)
Class R	0	0		0	0

Total Distributions(b)	(925,041)	(919,597)		(346,014)	(429,010)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(1,044,413)	258,991		(1,701,758)	(268,293)

Total Increase (Decrease) in Net Assets	(2,072,771)	945,090		(2,312,341)	(158,048)

Net Assets:

Beginning of year	19,843,735	18,898,645		7,925,276	8,083,324
End of year	$17,770,964	$19,843,735		$5,612,935	$7,925,276

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	23

Statement of Cash Flows PIMCO All Asset All Authority Fund

Year Ended March 31, 2019 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(264,569)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,752,459)
Proceeds from sales of long-term securities	6,578,214
(Purchases) Proceeds from sales of short-term portfolio investments, net	(11,426)
(Increase) decrease in receivable for investments sold	(1,310)
(Increase) decrease in dividends receivable from Affiliates	5,942
(Increase) decrease in reimbursement receivable from PIMCO	(19)
(Increase) decrease in prepaid expenses	(277)
Increase (decrease) in payable for investments purchased	(5,060)
Increase (decrease) in accrued investment advisory fees	(427)
Increase (decrease) in accrued supervisory and administrative fees	(207)
Increase (decrease) in accrued distribution fees	(161)
Increase (decrease) in accrued servicing fees	(55)
Increase (decrease) in other liabilities	(756)
Net Realized (Gain) Loss
Investments in Affiliates	521,177
Net capital gain distributions received from Affiliate investments	(108,711)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	195,503
Net Cash Provided by (Used for) Operating Activities	3,155,399

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	981,834
Payments on shares redeemed	(3,011,864)
Net borrowing of line of credit	(1,100,000)
Cash distributions paid*	(25,617)
Net Cash Received from (Used for) Financing Activities	(3,155,647)

Net Increase (Decrease) in Cash and Foreign Currency	(248)

Cash and Foreign Currency:

Beginning of year	248
End of year	$0
* Reinvestment of distributions	$320,397

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$93,780

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$1,013

Total Short-Term Instruments (Cost $1,013)		1,013

Total Investments in Securities (Cost $1,013)		1,013

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 98.8%

PIMCO CommoditiesPLUS® Strategy Fund	112,475,469	610,742

PIMCO CommodityRealReturn Strategy Fund®	30,727,780	185,288

PIMCO Dynamic Bond Fund	25,178,435	272,179

PIMCO Emerging Markets Currency and Short-Term Investments Fund	243,087,333	1,956,853

PIMCO Emerging Markets Local Currency and Bond Fund	117,432,948	786,801

PIMCO Extended Duration Fund	64,327,397	503,683

PIMCO High Yield Fund	21,456,869	188,391

PIMCO High Yield Spectrum Fund	29,632,824	287,735

PIMCO Income Fund	85,975,570	1,031,707

PIMCO Investment Grade Credit Bond Fund	35,498,605	367,411

PIMCO Long Duration Total Return Fund	21,899,312	232,571

PIMCO Long-Term Real Return Fund	129,642,131	1,078,623

PIMCO Long-Term U.S. Government Fund	27,890,456	171,805

PIMCO Low Duration Fund	71,669,653	699,496

PIMCO Mortgage Opportunities and Bond Fund	11,624,541	126,242

PIMCO RAE Emerging Markets Fund	136,368,386	1,315,955

	SHARES	MARKET VALUE (000S)

PIMCO RAE Fundamental Advantage PLUS Fund	121,373,156	$1,194,312

PIMCO RAE Low Volatility PLUS EMG Fund	67,338,522	575,071

PIMCO RAE Low Volatility PLUS International Fund	43,719,587	342,324

PIMCO RAE PLUS EMG Fund	214,186,447	2,129,013

PIMCO RAE PLUS International Fund	24,114,828	170,974

PIMCO RAE Worldwide Long/Short PLUS Fund	117,567,856	1,202,719

PIMCO Real Return Fund	20,590,566	224,643

PIMCO RealEstateRealReturn Strategy Fund	78,485,679	702,447

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	73,644,115	570,742

PIMCO Total Return Fund	43,705,154	442,296

PIMCO TRENDS Managed Futures Strategy Fund	18,431,690	181,921

Total Mutual Funds (Cost $17,509,752)		17,551,944

EXCHANGE-TRADED FUNDS 1.0%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	7,333,745	172,977

Total Exchange-Traded Funds (Cost $197,500)		172,977

SHORT-TERM INSTRUMENTS 0.3%

MUTUAL FUNDS (a) 0.3%

PIMCO Government Money Market Fund	59,996,446	59,996

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Schedule of Investments PIMCO All Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	743,175	$7,349

Total Short-Term Instruments (Cost $67,345)		67,345

Total Investments in Affiliates (Cost $17,774,597)		17,792,266

Total Investments 100.1% (Cost $17,775,610)		$17,793,279

Other Assets and Liabilities, net (0.1)%		(22,315)

Net Assets 100.0%		$17,770,964

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,013	U.S. Treasury Notes 1.125% due 09/30/2021	$(1,034)	$1,013	$1,013

Total Repurchase Agreements						$(1,034)	$1,013	$1,013

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,013	$0	$0	$1,013	$(1,034)		$(21)

Total Borrowings and Other Financing Transactions	$1,013	$0	$0

(1)	Includes accrued interest.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2019

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,013	$0	$1,013
	$0	$1,013	$0	$1,013

Investments in Affiliates, at Value
Mutual Funds	17,551,944	0	0	17,551,944
Exchange-Traded Funds	172,977	0	0	172,977
Short-Term Instruments
Mutual Funds	59,996	0	0	59,996
Central Funds Used for Cash Management Purposes	7,349	0	0	7,349
	$17,792,266	$0	$0	$17,792,266
Total Investments	$17,792,266	$1,013	$0	$17,793,279

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO All Asset All Authority Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$391

Total Short-Term Instruments (Cost $391)		391

Total Investments in Securities (Cost $391)		391

	SHARES
INVESTMENTS IN AFFILIATES 139.5%

MUTUAL FUNDS (a) 135.6%

PIMCO CommoditiesPLUS® Strategy Fund	46,375,253	251,818

PIMCO CommodityRealReturn Strategy Fund®	9,308,706	56,131

PIMCO Dynamic Bond Fund	8,636,564	93,361

PIMCO Emerging Markets Currency and Short-Term Investments Fund	86,711,811	698,030

PIMCO Emerging Markets Local Currency and Bond Fund	43,437,834	291,033

PIMCO Extended Duration Fund	17,168,400	134,428

PIMCO High Yield Fund	4,973,109	43,664

PIMCO High Yield Spectrum Fund	11,492,038	111,588

PIMCO Income Fund	25,328,884	303,947

PIMCO Investment Grade Credit Bond Fund	9,658,192	99,962

PIMCO Long Duration Total Return Fund	6,427,209	68,257

PIMCO Long-Term Real Return Fund	35,278,833	293,520

PIMCO Low Duration Fund	24,998,534	243,986

PIMCO Mortgage Opportunities and Bond Fund	3,742,932	40,648

PIMCO RAE Emerging Markets Fund	53,016,122	511,606

PIMCO RAE Fundamental Advantage PLUS Fund	34,297,086	337,483

PIMCO RAE International Fund	6,318,765	60,723

PIMCO RAE Low Volatility PLUS EMG Fund	25,874,078	220,965

	SHARES	MARKET VALUE (000S)

PIMCO RAE Low Volatility PLUS Fund	9,170,609	$80,518

PIMCO RAE Low Volatility PLUS International Fund	12,991,677	101,725

PIMCO RAE PLUS EMG Fund	73,501,988	730,610

PIMCO RAE PLUS International Fund	23,585,311	167,220

PIMCO RAE US Small Fund	5,271,708	56,196

PIMCO RAE Worldwide Long/Short PLUS Fund	41,510,959	424,657

PIMCO Real Return Fund	4,534,122	49,467

PIMCO RealEstateRealReturn Strategy Fund	36,328,481	325,140

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	30,058,604	232,954

PIMCO StocksPLUS® International Fund (Unhedged)	9,769,393	54,709

PIMCO StocksPLUS® Short Fund	179,183,463	1,390,464

PIMCO Total Return Fund	13,692,298	138,566

Total Mutual Funds (Cost $8,530,024)		7,613,376

EXCHANGE-TRADED FUNDS 3.2%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	5,517,472	130,138

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,708,749	48,392

Total Exchange-Traded Funds (Cost $198,827)		178,530

SHORT-TERM INSTRUMENTS 0.7%

MUTUAL FUNDS (a) 0.6%

PIMCO Government Money Market Fund	34,191,894	34,192

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2019

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	322,112	$3,185

Total Short-Term Instruments (Cost $37,376)		37,377

Total Investments in Affiliates (Cost $8,766,227)		7,829,283

Total Investments 139.5% (Cost $8,767,618)		$7,829,674

Other Assets and Liabilities, net (39.5)%		(2,216,739)

Net Assets 100.0%		$5,612,935

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$391	U.S. Treasury Notes 1.125% due 09/30/2021	$(402)	$391	$391

Total Repurchase Agreements						$(402)	$391	$391

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$391	$0	$0	$391	$(402)		$(11)

Total Borrowings and Other Financing Transactions	$391	$0	$0

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

March 31, 2019

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$391	$0	$391
	$0	$391	$0	$391

Investments in Affiliates, at Value
Mutual Funds	7,613,376	0	0	7,613,376
Exchange-Traded Funds	178,530	0	0	178,530
Short-Term Instruments
Mutual Funds	34,192	0	0	34,192
Central Funds Used for Cash Management Purposes	3,185	0	0	3,185
	$7,829,283	$0	$0	$7,829,283
Total Investments	$7,829,283	$391	$0	$7,829,674

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

ANNUAL REPORT	MARCH 31, 2019	31

Notes to Financial Statements (Cont.)

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset Fund	Quarterly	Quarterly

PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2019

that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

ANNUAL REPORT	MARCH 31, 2019	33

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or an Underlying PIMCO Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

The assets of the Funds consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2019

“Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market

ANNUAL REPORT	MARCH 31, 2019	35

Notes to Financial Statements (Cont.)

quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

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March 31, 2019

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all or a significant portion of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset

ANNUAL REPORT	MARCH 31, 2019	37

Notes to Financial Statements (Cont.)

All Authority Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$1,047,694	$251,506	$(591,681)	$26,383	$(123,160)	$610,742	$114,164	$0

PIMCO CommodityRealReturn Strategy Fund®	212,473	63,160	(66,951)	(9,196)	(14,198)	185,288	11,650	0

PIMCO Dynamic Bond Fund	0	337,738	(66,038)	(352)	831	272,179	6,514	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	2,750,039	262,848	(662,209)	(104,175)	(289,650)	1,956,853	231,322	0

PIMCO Emerging Markets Local Currency and Bond Fund	1,328,704	116,397	(485,417)	(141,639)	(31,244)	786,801	51,120	0

PIMCO Extended Duration Fund	584,921	296,606	(398,013)	(13,746)	33,915	503,683	21,402	3,660

PIMCO Government Money Market Fund	64,136	2,750,951	(2,755,091)	0	0	59,996	1,320	0

PIMCO High Yield Fund	110,575	100,850	(26,791)	845	2,912	188,391	7,356	0

PIMCO High Yield Spectrum Fund	304,186	22,869	(36,872)	(700)	(1,748)	287,735	17,585	0

PIMCO Income Fund	1,302,263	294,152	(537,291)	8,396	(35,813)	1,031,707	66,237	0

PIMCO Investment Grade Credit Bond Fund	429,512	31,171	(93,948)	(4,123)	4,799	367,411	16,054	375

PIMCO Long Duration Total Return Fund	245,831	22,449	(36,268)	(2,773)	3,332	232,571	10,137	1,488

PIMCO Long-Term Real Return Fund	83,028	979,496	(33,040)	(317)	49,456	1,078,623	2,904	0

PIMCO Long-Term U.S. Government Fund	753,324	70,242	(646,570)	(24,168)	18,977	171,805	17,588	1,116

PIMCO Low Duration Fund	823,388	1,247,606	(1,367,505)	(5,688)	1,695	699,496	24,270	0

PIMCO Mortgage Opportunities and Bond Fund	135,458	7,031	(14,323)	(21)	(1,903)	126,242	5,622	0

PIMCO RAE Emerging Markets Fund	1,082,547	519,996	(65,401)	(6,615)	(214,572)	1,315,955	41,281	75,071

PIMCO RAE Fundamental Advantage PLUS Fund	997,539	378,612	(151,705)	(5,485)	(24,649)	1,194,312	5,850	0

PIMCO RAE Low Volatility PLUS EMG Fund	765,727	125,632	(205,288)	9,575	(120,575)	575,071	74,832	6,808

PIMCO RAE Low Volatility PLUS Fund	51,709	1,923	(54,835)	5,915	(4,712)	0	1,924	0

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Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Low Volatility PLUS International Fund	$347,527	$121,455	$(33,554)	$(1,747)	$(91,357)	$342,324	$36,165	$59,160

PIMCO RAE PLUS EMG Fund	1,572,180	949,124	(174,074)	(35,548)	(182,669)	2,129,013	52,408	0

PIMCO RAE PLUS International Fund	341,918	108,979	(252,604)	57,843	(85,162)	170,974	30,775	0

PIMCO RAE Worldwide Long/Short PLUS Fund	674,736	519,651	(56,300)	38	64,594	1,202,719	14,515	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	194,344	1	0	0	(21,368)	172,977	4,840	0

PIMCO Real Return Fund	514,461	9,371	(295,393)	(10,061)	6,265	224,643	9,371	0

PIMCO RealEstateRealReturn Strategy Fund	858,594	178,299	(465,292)	10,266	120,580	702,447	24,043	0

PIMCO Senior Floating Rate Fund	625,744	10,025	(634,443)	(2,613)	1,287	0	10,030	0

PIMCO Short-Term Floating NAV Portfolio III	156	824,814	(817,630)	9	0	7,349	115	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	569,463	168,080	(141,719)	15,203	(40,285)	570,742	22,072	31,734

PIMCO StocksPLUS® International Fund (Unhedged)	150,440	1,230	(148,833)	13,134	(15,971)	0	1,230	0

PIMCO Total Return Fund	826,059	492,629	(866,948)	(27,773)	18,329	442,296	22,780	0

PIMCO TRENDS Managed Futures Strategy Fund	55,813	139,247	(21,386)	(1,408)	9,655	181,921	862	0

Totals	$19,804,489	$11,404,140	$(12,203,413)	$(250,541)	$(962,409)	$17,792,266	$958,338	$179,412

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$499,092	$109,318	$(308,336)	$18,743	$(66,999)	$251,818	$52,848	$0

PIMCO CommodityRealReturn Strategy Fund®	83,369	15,741	(34,735)	(20,537)	12,293	56,131	3,889	0

PIMCO Dynamic Bond Fund	0	157,554	(64,285)	(368)	460	93,361	2,462	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	1,065,854	90,233	(309,145)	(44,793)	(104,119)	698,030	85,747	0

PIMCO Emerging Markets Local Currency and Bond Fund	553,142	39,642	(228,103)	(77,326)	3,678	291,033	20,547	0

PIMCO Extended Duration Fund	174,255	124,166	(169,614)	(2,522)	8,143	134,428	6,320	1,093

PIMCO Global Advantage® Strategy Bond Fund	0	22,367	(21,990)	(377)	0	0	192	0

PIMCO Government Money Market Fund	26,238	3,413,906	(3,405,952)	0	0	34,192	1,231	0

PIMCO High Yield Fund	34,464	50,665	(42,809)	1,938	(594)	43,664	2,183	0

PIMCO High Yield Spectrum Fund	164,812	8,295	(60,230)	(2,320)	1,031	111,588	8,294	0

PIMCO Income Fund	570,791	176,554	(429,583)	16,461	(30,276)	303,947	29,308	0

PIMCO Investment Grade Credit Bond Fund	162,822	6,783	(68,905)	(3,506)	2,768	99,962	5,102	114

ANNUAL REPORT	MARCH 31, 2019	39

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long Duration Total Return Fund	$90,476	$11,255	$(33,104)	$(3,758)	$3,388	$68,257	$3,382	$486

PIMCO Long-Term Real Return Fund	17,152	291,814	(30,045)	1,086	13,513	293,520	559	0

PIMCO Long-Term U.S. Government Fund	220,623	4,565	(220,724)	(1,297)	(3,167)	0	4,308	260

PIMCO Low Duration Fund	407,292	629,978	(790,827)	(3,357)	900	243,986	10,630	0

PIMCO Mortgage Opportunities and Bond Fund	69,386	3,781	(31,706)	215	(1,028)	40,648	2,308	0

PIMCO RAE Emerging Markets Fund	584,001	181,107	(140,744)	(12,387)	(100,371)	511,606	18,031	33,772

PIMCO RAE Fundamental Advantage PLUS Fund	392,739	103,724	(149,242)	(1,439)	(8,299)	337,483	2,081	0

PIMCO RAE International Fund	68,782	47,383	(53,811)	3,439	(5,070)	60,723	1,020	816

PIMCO RAE Low Volatility PLUS EMG Fund	338,979	53,101	(123,777)	2,719	(50,057)	220,965	31,557	2,846

PIMCO RAE Low Volatility PLUS Fund	143,161	66,355	(113,260)	1,125	(16,863)	80,518	10,414	18,004

PIMCO RAE Low Volatility PLUS International Fund	283,873	48,426	(183,840)	317	(47,051)	101,725	19,350	29,077

PIMCO RAE PLUS EMG Fund	672,025	331,764	(185,558)	(22,668)	(64,953)	730,610	20,285	0

PIMCO RAE PLUS International Fund	159,250	141,711	(95,746)	(895)	(37,100)	167,220	32,965	0

PIMCO RAE US Small Fund	0	85,681	(22,656)	(1,126)	(5,703)	56,196	1,379	2,729

PIMCO RAE Worldwide Long/Short PLUS Fund	288,788	210,631	(103,164)	2,423	25,979	424,657	5,327	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	146,213	1	0	0	(16,076)	130,138	3,642	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	46,775	0	0	0	1,617	48,392	858	0

PIMCO Real Return Fund	172,300	12,272	(133,854)	(3,990)	2,739	49,467	2,506	0

PIMCO RealEstateRealReturn Strategy Fund	501,477	97,778	(346,349)	12,592	59,642	325,140	11,617	0

PIMCO Senior Floating Rate Fund	352,802	5,456	(357,519)	(1,916)	1,177	0	5,458	0

PIMCO Short-Term Floating NAV Portfolio III	104	73,430	(70,350)	(1)	2	3,185	30	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	310,509	44,028	(114,956)	19,757	(26,384)	232,954	9,298	13,677

PIMCO StocksPLUS® International Fund (Unhedged)	123,517	20,405	(78,973)	6,166	(16,406)	54,709	2,953	5,837

PIMCO StocksPLUS® Short Fund	1,942,154	305,606	(728,535)	(389,830)	261,069	1,390,464	27,570	0

PIMCO Total Return Fund	535,141	241,787	(631,901)	(10,460)	3,999	138,566	11,761	0

PIMCO TRENDS Managed Futures Strategy Fund	49,614	143	(49,087)	(3,285)	2,615	0	144	0

Totals	$11,251,972	$7,227,406	$(9,933,415)	$(521,177)	$(195,503)	$7,829,283	$457,556	$108,711
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA” Fund) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of March 31, 2019, the credit agreement is comprised of both revolving and term-loan tranches. The AAAA Fund pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination date
2 Year Term	1,400,000	09/25/2020
1 Year, Monthly Revolver	575,000	09/23/2019
1 Year, Monthly Revolver	225,000	03/23/2020

Borrowings outstanding, if any, as of March 31, 2019 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statements of Operations.

ANNUAL REPORT	MARCH 31, 2019	41

Notes to Financial Statements (Cont.)

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2019 was as follows (amounts in thousands†):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 03/31/2019

$2,973,699	3.00%	$89,182	$3,544	$2,200,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Risks

Allocation	X	X

Fund of Funds	X	X

Market Trading	X	X

Municipal Project-Specific	X	X

Municipal Bond	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	X

Model	X	X

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	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Risks

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Smaller Company	X	X

Issuer Non-Diversification	X	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Arbitrage	X	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

Tracking Error	X	X

Indexing	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed

ANNUAL REPORT	MARCH 31, 2019	43

Notes to Financial Statements (Cont.)

delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk is the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

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Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for a Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index

ANNUAL REPORT	MARCH 31, 2019	45

Notes to Financial Statements (Cont.)

volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund. Also, to the extent the Fund seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

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Notes to Financial Statements (Cont.)

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of a Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk is the risk that a Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from

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counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

ANNUAL REPORT	MARCH 31, 2019	49

Notes to Financial Statements (Cont.)

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class	I-2	I-3	Administrative Class		Class A	Class C	Class R
PIMCO All Asset Fund	0.175%(1)	0.05%	0.15%	0.25%(3)	0.05%		0.25%	0.25%	0.25%

PIMCO All Asset All Authority Fund	0.20%(2)	0.05%	0.15%	0.25%(3)	0.05%	*	0.25%	0.25%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, through July 31, 2019, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2019, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

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The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

Class R

All Asset Fund	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

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Notes to Financial Statements (Cont.)

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2019, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2019, to reduce the AAAA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at March 31, 2019 were (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO All Asset Fund	$26,609	$19,860	$24,142	$70,611

PIMCO All Asset All Authority Fund	6,037	3,433	4,590	14,060

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2019, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO All Asset Fund	$24,142

PIMCO All Asset All Authority Fund	4,590

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$7,862,351	$8,630,692

PIMCO All Asset All Authority Fund	0	0	3,752,460	6,457,113

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	53

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund						PIMCO All Asset All Authority Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	219,897	$2,554,116	209,624		$2,530,337		76,015	$640,044	96,964		$883,378

I-2	16,623	192,518	21,093		255,126		25,413	212,898	32,091		289,134

I-3	1,009	11,620	0		0		3,510	28,999	0		0

Administrative Class	1,329	15,462	2,734		33,084		0	0	0		0

Class D	0	0	4,656		56,105		0	0	6,199		56,087

Class A	14,012	160,031	45,038	(a)	538,400	(a)	10,694	89,554	36,319	(b)	323,831	(b)

Class C	1,741	20,068	2,587		31,100		1,586	13,259	2,572		24,967

Class R	468	5,415	628		7,557		0	0	0		0

Issued as reinvestment of distributions

Institutional Class	67,009	749,745	60,506		728,828		30,840	247,753	33,163		295,001

I-2	2,138	24,023	2,025		24,461		3,666	29,557	4,439		39,524

I-3	7	77	0		0		39	314	0		0

Administrative Class	565	6,333	672		8,107		0	0	0		0

Class D	0	0	1,118		13,476		0	0	1,285		11,396

Class A	3,770	42,190	2,805		33,840		3,266	26,254	2,772		24,692

Class C	1,177	13,091	1,288		15,478		2,062	16,519	2,624		23,366

Class R	228	2,535	232		2,780		0	0	0		0

Cost of shares redeemed

Institutional Class	(343,800)	(3,967,795)	(239,934)		(2,892,738)		(247,129)	(2,058,056)	(140,335)		(1,253,998)

I-2	(29,844)	(344,120)	(11,970)		(144,847)		(60,097)	(501,363)	(27,231)		(243,359)

I-3	(98)	(1,130)	0		0		(316)	(2,566)	0		0

Administrative Class	(4,949)	(57,783)	(6,257)		(75,372)		0	0	0		0

Class D	0	0	(33,270	)(a)	(400,015	)(a)	0	0	(36,573	)(b)	(323,836	)(b)

Class A	(27,387)	(318,201)	(16,900)		(203,904)		(32,984)	(276,156)	(19,519)		(174,633)

Class C	(11,845)	(136,515)	(23,998)		(283,590)		(20,198)	(168,768)	(27,370)		(243,843)

Class R	(1,397)	(16,093)	(1,603)		(19,222)		0	0	0		0

Net increase (decrease) resulting from Fund share transactions	(89,347)	$(1,044,413)	21,074		$258,991		(203,633)	$(1,701,758)	(32,600)		$(268,293)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 24,665 Class D shares in the amount of $296,373 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 24,255 Class D shares in the amount of $214,060 converted into Class A shares of the Fund.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

54	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2019

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which invests in commodity lined derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income investments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so

ANNUAL REPORT	MARCH 31, 2019	55

Notes to Financial Statements (Cont.)

modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO All Asset Fund	$14,334	$0	$(311,545)	$0	$(2,467,219)	$0	$0

PIMCO All Asset All Authority Fund	0	0	(1,185,595)	0	(5,096,528)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals for federal income tax purposes
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

56	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2019

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law. As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO All Asset Fund	$608,698	$1,858,521
PIMCO All Asset All Authority Fund	1,382,164	3,714,364

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO All Asset Fund	$18,104,826	$697,552	$(1,009,099)	$(311,547)
PIMCO All Asset All Authority Fund	9,015,269	324,981	(1,510,576)	(1,185,595)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO All Asset Fund	$925,041	$0	$0	$919,597	$0	$0
PIMCO All Asset All Authority Fund	343,400	0	2,614	419,707	0	9,303

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (two of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, and for PIMCO All Asset All Authority Fund the statement of cash flows for the year ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019, for PIMCO All Asset All Authority Fund, the results of its cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
RAFI	Research Affiliates Fundamental Index

Other Abbreviations:
TBA	To-Be-Announced

ANNUAL REPORT	MARCH 31, 2019	59

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds' fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds' dividend distribution that qualifies under tax law. The percentage of the following Funds' Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as 'qualified dividend income' as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO All Asset Fund	0.00%	2.50%	$0	$0
PIMCO All Asset All Authority Fund	0.00%	2.89%	34	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	61

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	63

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	65

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3010AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO CommodityRealReturn Strategy Fund®

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	04/27/18	02/14/03	11/29/02	11/29/02	03/12/10	Diversified

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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ANNUAL REPORT	MARCH 31, 2019	7

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	(5.41)%	(8.90)%	(0.19)%	2.44%
PIMCO CommodityRealReturn Strategy Fund® I-2	(5.52)%	(8.96)%	(0.30)%	2.34%
PIMCO CommodityRealReturn Strategy Fund® I-3	(5.53)%	(9.03)%	(0.34)%	2.28%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	(5.75)%	(9.13)%	(0.46)%	2.17%
PIMCO CommodityRealReturn Strategy Fund® Class A	(5.97)%	(9.32)%	(0.66)%	1.95%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	(11.09)%	(10.35)%	(1.22)%	1.60%
PIMCO CommodityRealReturn Strategy Fund® Class C	(6.50)%	(9.97)%	(1.40)%	1.20%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	(7.39)%	(9.97)%	(1.40)%	1.20%
PIMCO CommodityRealReturn Strategy Fund® Class R	(6.17)%	(9.55)%	(0.93)%	1.53%
Bloomberg Commodity Index Total Return	(5.25)%	(8.92)%	(2.56)%	0.07%
Lipper Commodities General Funds Average	(5.06)%	(8.00)%	(2.59)%	2.44%♦

All Fund returns are net of fees and expenses.

♦Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), were 1.39% for Institutional Class shares, 1.49% for I-2 shares, 1.59% for I-3 shares, 1.64% for Administrative Class shares, 1.84% for Class A shares, 2.59% for Class C shares and 2.09% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	I-2 - PCRPX	I-3 - PCRNX	Administrative Class - PCRRX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	70.6%
U.S. Government Agencies	10.4%
Sovereign Issues	7.7%
Corporate Bonds & Notes	3.9%
Asset-Backed Securities	3.6%
Non-Agency Mortgage-Backed Securities	2.0%
Short-Term Instruments‡	1.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return, posted losses.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Exposure to residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.
»	Overweight exposure to German nominal duration contributed to relative performance, as German nominal yields moved lower.

»	Underweight exposure to U.S. nominal duration detracted from relative performance, as U.S. nominal yields moved lower.

»	Underweight exposure to U.K. nominal duration detracted from relative performance, as U.K. nominal yields moved lower.

»	Underweight exposure to French nominal duration detracted from relative performance, as French nominal yields moved lower.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$962.70	$7.14	$1,000.00	$1,017.65	$7.34	1.46%
I-2	1,000.00	962.00	7.63	1,000.00	1,017.15	7.85	1.56
I-3	1,000.00	961.40	7.87	1,000.00	1,016.90	8.10	1.61
Administrative Class	1,000.00	960.70	8.36	1,000.00	1,016.40	8.60	1.71
Class A	1,000.00	959.40	9.33	1,000.00	1,015.41	9.60	1.91
Class C	1,000.00	956.60	12.98	1,000.00	1,011.67	13.34	2.66
Class R	1,000.00	957.30	10.54	1,000.00	1,014.16	10.85	2.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$6.75	$0.09	$(0.45)	$(0.36)	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2018	6.99	0.14	0.12	0.26	(0.50)	0.00	0.00	(0.50)

03/31/2017	6.42	0.19	0.50	0.69	(0.12)	0.00	0.00	(0.12)

03/31/2016~	8.50	0.16	(1.91)	(1.75)	(0.33)	0.00	0.00	(0.33)

03/31/2015~	11.82	(0.02)	(3.26)	(3.28)	(0.04)	0.00	0.00	(0.04)

I-2

03/31/2019	6.73	0.11	(0.48)	(0.37)	(0.35)	0.00	0.00	(0.35)

03/31/2018	6.97	0.13	0.12	0.25	(0.49)	0.00	0.00	(0.49)

03/31/2017	6.40	0.18	0.50	0.68	(0.11)	0.00	0.00	(0.11)

03/31/2016~	8.48	0.15	(1.90)	(1.75)	(0.33)	0.00	0.00	(0.33)

03/31/2015~	11.78	(0.02)	(3.24)	(3.26)	(0.04)	0.00	0.00	(0.04)

I-3

04/27/2018 - 03/31/2019	6.88	0.04	(0.56)	(0.52)	(0.35)	0.00	0.00	(0.35)

Administrative Class

03/31/2019	6.62	0.09	(0.47)	(0.38)	(0.34)	0.00	0.00	(0.34)

03/31/2018	6.87	0.12	0.11	0.23	(0.48)	0.00	0.00	(0.48)

03/31/2017	6.31	0.17	0.49	0.66	(0.10)	0.00	0.00	(0.10)

03/31/2016~	8.36	0.11	(1.84)	(1.73)	(0.32)	0.00	0.00	(0.32)

03/31/2015~	11.64	(0.06)	(3.18)	(3.24)	(0.04)	0.00	0.00	(0.04)

Class A

03/31/2019	6.59	0.07	(0.46)	(0.39)	(0.33)	0.00	0.00	(0.33)

03/31/2018	6.84	0.11	0.11	0.22	(0.47)	0.00	0.00	(0.47)

03/31/2017	6.28	0.15	0.50	0.65	(0.09)	0.00	0.00	(0.09)

03/31/2016~	8.34	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00	(0.31)

03/31/2015~	11.62	(0.02)	(3.24)	(3.26)	(0.02)	0.00	0.00	(0.02)

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.03	(5.41)%	$4,380,858	1.46%		1.60%		0.74%		0.88%		1.50%	226%

6.75	4.06	5,204,406	1.24		1.39		0.74		0.89		2.05	148

6.99	10.77	5,158,453	0.92		1.07		0.74		0.89		2.63	176

6.42	(20.32)	4,073,061	0.93		1.08		0.74		0.89		2.07	111

8.50	(27.79)	7,735,400	0.79		0.94		0.74		0.89		(0.24)	123

6.01	(5.52)	371,461	1.56		1.70		0.84		0.98		1.67	226

6.73	3.99	604,721	1.34		1.49		0.84		0.99		1.97	148

6.97	10.69	576,288	1.02		1.17		0.84		0.99		2.58	176

6.40	(20.42)	524,203	1.03		1.18		0.84		0.99		1.96	111

8.48	(27.75)	968,672	0.89		1.04		0.84		0.99		(0.25)	123

6.01	(7.57)	3,555	1.61	*	1.80	*	0.89	*	1.08	*	0.70 *	226

5.90	(5.75)	51,561	1.71		1.85		0.99		1.13		1.39	226

6.62	3.80	76,612	1.49		1.64		0.99		1.14		1.80	148

6.87	10.48	84,054	1.17		1.32		0.99		1.14		2.45	176

6.31	(20.43)	162,090	1.18		1.33		0.99		1.14		1.55	111

8.36	(27.97)	211,832	1.04		1.19		0.99		1.14		(0.54)	123

5.87	(5.97)	346,932	1.91		2.05		1.19		1.33		1.16	226

6.59	3.67	486,359	1.69		1.84		1.19		1.34		1.65	148

6.84	10.37	281,346	1.37		1.52		1.19		1.34		2.24	176

6.28	(20.74)	311,023	1.38		1.53		1.19		1.34		1.48	111

8.34	(28.12)	465,278	1.24		1.39		1.19		1.34		(0.24)	123

ANNUAL REPORT	MARCH 31, 2019	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

03/31/2019	$6.25	$0.02	$(0.42)	$(0.40)	$(0.29)	$0.00	$0.00	$(0.29)

03/31/2018	6.53	0.06	0.10	0.16	(0.44)	0.00	0.00	(0.44)

03/31/2017	6.02	0.10	0.47	0.57	(0.06)	0.00	0.00	(0.06)

03/31/2016~	8.02	0.06	(1.78)	(1.72)	(0.28)	0.00	0.00	(0.28)

03/31/2015~	11.22	(0.12)	(3.08)	(3.20)	(0.00)	0.00	0.00	(0.00)

Class R

03/31/2019	6.44	0.05	(0.44)	(0.39)	(0.32)	0.00	0.00	(0.32)

03/31/2018	6.70	0.09	0.11	0.20	(0.46)	0.00	0.00	(0.46)

03/31/2017	6.16	0.14	0.48	0.62	(0.08)	0.00	0.00	(0.08)

03/31/2016~	8.20	0.07	(1.81)	(1.74)	(0.30)	0.00	0.00	(0.30)

03/31/2015~	11.44	(0.10)	(3.12)	(3.22)	(0.02)	0.00	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$5.56	(6.50)%	$36,829	2.66%	2.80%	1.94%	2.08%	0.42%	226%

6.25	2.76	54,896	2.44	2.59	1.94	2.09	0.89	148

6.53	9.43	101,272	2.12	2.27	1.94	2.09	1.49	176

6.02	(21.31)	115,569	2.13	2.28	1.94	2.09	0.87	111

8.02	(28.52)	210,994	1.99	2.14	1.94	2.09	(1.09)	123

5.73	(6.17)	31,220	2.16	2.30	1.44	1.58	0.87	226

6.44	3.40	41,291	1.94	2.09	1.44	1.59	1.35	148

6.70	10.03	43,511	1.62	1.77	1.44	1.59	2.01	176

6.16	(20.97)	48,171	1.63	1.78	1.44	1.59	1.03	111

8.20	(28.25)	50,491	1.49	1.64	1.44	1.59	(1.05)	123

ANNUAL REPORT	MARCH 31, 2019	15

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$6,931,640
Investments in Affiliates	111,433

Financial Derivative Instruments
Exchange-traded or centrally cleared	12,404
Over the counter	31,387
Deposits with counterparty	11,883
Foreign currency, at value	10,524
Receivable for investments sold	18
Receivable for investments sold on a delayed-delivery basis	1,597
Receivable for TBA investments sold	1,206,084
Receivable for Fund shares sold	2,712
Interest and/or dividends receivable	16,006
Dividends receivable from Affiliates	191
Reimbursement receivable from PIMCO	745
Other assets	350

Total Assets	8,336,974

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,091,417
Payable for sale-buyback transactions	15,693
Payable for short sales	125,780

Financial Derivative Instruments
Exchange-traded or centrally cleared	11,196
Over the counter	55,452
Payable for investments purchased	28,998
Payable for investments in Affiliates purchased	191
Payable for TBA investments purchased	1,742,615
Deposits from counterparty	21,242
Payable for Fund shares redeemed	17,509
Overdraft due to custodian	157
Accrued investment advisory fees	2,730
Accrued supervisory and administrative fees	1,442
Accrued distribution fees	42
Accrued servicing fees	89
Other liabilities	5

Total Liabilities	3,114,558

Net Assets	$5,222,416

Net Assets Consist of:

Paid in capital	$5,816,302
Distributable earnings (accumulated loss)	(593,886)

Net Assets	$5,222,416

Cost of investments in securities	$6,976,819
Cost of investments in Affiliates	$111,422
Cost of foreign currency held	$10,669
Proceeds received on short sales	$124,724
Cost or premiums of financial derivative instruments, net	$(13,205)

* Includes repurchase agreements of:	$2,751

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$4,380,858
I-2	371,461
I-3	3,555
Administrative Class	51,561
Class A	346,932
Class C	36,829
Class R	31,220

Shares Issued and Outstanding:

Institutional Class	727,040
I-2	61,841
I-3	592
Administrative Class	8,738
Class A	59,106
Class C	6,627
Class R	5,447

Net Asset Value Per Share Outstanding:

Institutional Class	$6.03
I-2	6.01
I-3	6.01
Administrative Class	5.90
Class A	5.87
Class C	5.56
Class R	5.73

ANNUAL REPORT	MARCH 31, 2019	17

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest	$176,389
Dividends from Investments in Affiliates	1,436
Total Income	177,825

Expenses:

Investment advisory fees	35,074
Supervisory and administrative fees	18,812
Distribution and/or servicing fees - Administrative Class	153
Distribution fees - Class C	350
Distribution fees - Class R	90
Servicing fees - Class A	1,029
Servicing fees - Class C	117
Servicing fees - Class R	90
Trustee fees	35
Interest expense	42,734
Miscellaneous expense	2
Total Expenses	98,486
Waiver and/or Reimbursement by PIMCO	(8,373)
Net Expenses	90,113

Net Investment Income (Loss)	87,712

Net Realized Gain (Loss):

Investments in securities	(73,877)
Investments in Affiliates	37
Exchange-traded or centrally cleared financial derivative instruments	(9,261)
Over the counter financial derivative instruments	(310,575)
Short sales	(30)
Foreign currency	(3,306)

Net Realized Gain (Loss)	(397,012)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	13,993
Investments in Affiliates	11
Exchange-traded or centrally cleared financial derivative instruments	(27,903)
Over the counter financial derivative instruments	(38,089)
Foreign currency assets and liabilities	(437)

Net Change in Unrealized Appreciation (Depreciation)	(52,425)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(361,725)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$87,712	$125,561
Net realized gain (loss)	(397,012)	208,137
Net change in unrealized appreciation (depreciation)	(52,425)	(100,535)

Net Increase (Decrease) in Net Assets Resulting from Operations	(361,725)	233,163

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(272,625)	(373,518)
I-2	(32,171)	(39,937)
I-3	(181)	0
Administrative Class	(3,451)	(5,913)
Class D	0	(17,199	)(a)
Class A	(22,144)	(20,127)
Class C	(2,312)	(4,360)
Class R	(1,884)	(2,960)

Total Distributions(b)	(334,768)	(464,014)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(549,376)	167,301

Total Increase (Decrease) in Net Assets	(1,245,869)	(63,550)

Net Assets:

Beginning of year	6,468,285	6,531,835
End of year	$5,222,416	$6,468,285

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	19

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2019 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(361,725)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(19,015,537)
Proceeds from sales of long-term securities	21,042,884
(Purchases) Proceeds from sales of short-term portfolio investments, net	471,153
(Increase) decrease in deposits with counterparty	584
(Increase) decrease in receivable for investments sold	(242,818)
(Increase) decrease in interest and/or dividends receivable	2,293
(Increase) decrease in dividends receivable from Affiliates	(91)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(45,563)
Proceeds from (Payments on) over the counter financial derivative instruments	(309,078)
(Increase) decrease in reimbursement receivable from PIMCO	43
Increase (decrease) in payable for investments purchased	43,739
Increase (decrease) in deposits from counterparty	9,575
Increase (decrease) in accrued investment advisory fees	(594)
Increase (decrease) in accrued supervisory and administrative fees	(352)
Increase (decrease) in accrued distribution fees	(59)
Increase (decrease) in accrued servicing fees	(1)
Proceeds from (Payments on) short sales transactions, net	1,852
Proceeds from (Payments on) foreign currency transactions	(4,552)
Increase (decrease) in other liabilities	4
Net Realized (Gain) Loss
Investments in securities	73,877
Investments in Affiliates	(37)
Exchange-traded or centrally cleared financial derivative instruments	9,261
Over the counter financial derivative instruments	310,575
Short sales	30
Foreign currency	3,306
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(13,993)
Investments in Affiliates	(11)
Exchange-traded or centrally cleared financial derivative instruments	27,903
Over the counter financial derivative instruments	38,089
Foreign currency assets and liabilities	437
Net amortization (accretion) on investments	29,090
Net Cash Provided by (Used for) Operating Activities	2,070,284

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,593,418
Payments on shares redeemed	(2,435,771)
Increase (decrease) in overdraft due to custodian	157
Cash distributions paid*	(27,863)
Proceeds from reverse repurchase agreements	22,351,772
Payments on reverse repurchase agreements	(23,428,440)
Proceeds from sale-buyback transactions	2,876,516
Payments on sale-buyback transactions	(3,000,368)
Net Cash Received from (Used for) Financing Activities	(2,070,579)

Net Increase (Decrease) in Cash and Foreign Currency	(295)

Cash and Foreign Currency:

Beginning of year	10,819
End of year	$10,524
* Reinvestment of distributions	$306,905

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$44,520

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 132.8%

CORPORATE BONDS & NOTES 5.3%

BANKING & FINANCE 3.4%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		$900	$901

Air Lease Corp.
4.750% due 03/01/2020		100	102

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	300	352

Ally Financial, Inc.
8.000% due 11/01/2031		$700	871

American Tower Corp.
2.800% due 06/01/2020		700	700

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 05/24/2022 •(f)(g)	EUR	400	447
5.875% due 09/24/2023 •(f)(g)		400	437
6.750% due 02/18/2020 •(f)(g)		1,600	1,842
8.875% due 04/14/2021 •(f)(g)		400	494

Banco Santander S.A.
5.250% due 09/29/2023 •(f)(g)		200	214
6.250% due 09/11/2021 •(f)(g)		800	922

Bank of America Corp.
5.875% due 03/15/2028 •(f)		$3,840	3,902

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	3,900	4,543
6.625% due 06/29/2021 •(f)(g)		4,800	5,876

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	90,779	4,553

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,000	7,137

Deutsche Bank AG
4.250% due 10/14/2021		28,300	28,455

Erste Group Bank AG
8.875% due 10/15/2021 •(f)(g)	EUR	200	256

General Motors Financial Co., Inc.
2.350% due 10/04/2019		$400	399
4.064% (US0003M + 1.270%) due 10/04/2019 ~		100	100

Goldman Sachs Group, Inc.
3.811% (US0003M + 1.200%) due 09/15/2020 ~		23,400	23,649

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Bank NV
2.625% due 12/05/2022		$7,600	$7,605

International Lease Finance Corp.
5.875% due 04/01/2019		1,500	1,500
6.250% due 05/15/2019		1,500	1,505
8.250% due 12/15/2020		2,800	3,027

Jyske Realkredit A/S
2.500% due 10/01/2047	DKK	114	18

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		$3,100	3,103

Nationwide Building Society
6.875% due 06/20/2019 •(f)(g)	GBP	1,200	1,572

Navient Corp.
4.875% due 06/17/2019		$552	553
5.875% due 03/25/2021		300	311
8.000% due 03/25/2020		100	104

Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	17	3

Nykredit Realkredit A/S
2.500% due 10/01/2047		73	12

Realkredit Danmark A/S
2.500% due 07/01/2047		74	12

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		$6,500	6,419
4.519% due 06/25/2024 •		4,200	4,299
7.500% due 08/10/2020 •(f)(g)		1,770	1,808
8.625% due 08/15/2021 •(f)(g)		1,260	1,345

Toronto-Dominion Bank
2.250% due 03/15/2021		11,200	11,130

UBS AG
3.175% due 06/08/2020 •		16,900	16,970

UniCredit SpA
7.830% due 12/04/2023		29,950	33,380

			180,828

INDUSTRIALS 0.6%

Altice Luxembourg S.A.
7.750% due 05/15/2022		600	601

BAT Capital Corp.
3.283% due 08/14/2020 •		4,600	4,591

BAT International Finance PLC
2.750% due 06/15/2020		100	100

Baxalta, Inc.
2.875% due 06/23/2020		90	90

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
2.250% due 09/03/2019	$300	$299

Dell International LLC
4.420% due 06/15/2021	700	719

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~	4,600	4,600

eBay, Inc.
2.750% due 01/30/2023	3,400	3,361

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~	5,200	5,198

Energy Transfer Partners LP
5.750% due 09/01/2020	200	206

ERAC USA Finance LLC
5.250% due 10/01/2020	100	103

General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~	280	280

Imperial Brands Finance PLC
2.950% due 07/21/2020	400	399

Ryder System, Inc.
2.450% due 09/03/2019	300	299

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	200	208

Sky Ltd.
2.625% due 09/16/2019	300	300

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	125	125

Telefonica Emisiones S.A.
5.877% due 07/15/2019	1,100	1,109

Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020	100	98

Time Warner Cable LLC
5.000% due 02/01/2020	800	813
8.250% due 04/01/2019	300	300

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	100	102

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,949	2,164

VMware, Inc.
3.900% due 08/21/2027	900	867

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	2,500	2,497

		29,429

SPECIALTY FINANCE 0.4%

CIMIC Group Ltd.
4.090% due 06/17/2019 (h)	1,100	1,091
4.159% due 08/03/2019 (h)	4,700	4,633

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.873% due 04/04/2019 (h)	$2,500	$2,500
3.906% due 06/06/2019 (h)	2,800	2,779

Lloyds Banking Group PLC
3.870% due 09/04/2019 (h)	3,000	2,996
3.870% due 09/02/2020 (h)	3,000	2,986
3.870% due 09/02/2021 (h)	3,000	2,975

		19,960

UTILITIES 0.9%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	8,900	8,940
3.737% (US0003M + 0.950%) due 07/15/2021 ~	14,000	14,170
5.150% due 02/15/2050	4,500	4,615
5.300% due 08/15/2058	1,600	1,626

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~	2,100	2,098

Enable Midstream Partners LP
2.400% due 05/15/2019	100	100

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019	100	101

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	11,220	11,224

Plains All American Pipeline LP
2.600% due 12/15/2019	200	199

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	2,400	2,379

		45,452

Total Corporate Bonds & Notes (Cost $274,431)		275,669

U.S. GOVERNMENT AGENCIES 14.0%

Fannie Mae
2.616% due 03/25/2036 •	152	151
2.931% due 02/25/2037 •	805	807
4.163% due 05/01/2035 •	72	75
4.293% due 05/01/2036 •	15	16

Fannie Mae, TBA
3.000% due 05/01/2049	1,000	995
3.500% due 05/01/2049 - 06/01/2049	385,410	390,463
4.000% due 05/01/2049	270,200	277,736

Freddie Mac
2.754% due 01/15/2037 •	4	4
4.265% due 06/01/2033 •	116	121
4.826% due 01/01/2034 •	196	208

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
2.888% due 02/20/2049 •	$27,048	$27,007
3.030% due 08/20/2068 •	10,785	10,643

NCUA Guaranteed Notes
2.931% due 10/07/2020 •	2,495	2,500
3.041% due 12/08/2020 •	21,580	21,659

Total U.S. Government Agencies (Cost $727,350)		732,385

U.S. TREASURY OBLIGATIONS 95.3%

U.S. Treasury Bonds
3.000% due 05/15/2045 (j)	1,370	1,425
3.000% due 02/15/2048	430	446

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2020 (j)	595,512	592,832
0.125% due 04/15/2021 (j)(l)	786,501	780,530
0.125% due 01/15/2022 (l)(n)	12,855	12,758
0.125% due 01/15/2022 (l)	54,490	54,078
0.125% due 04/15/2022 (l)	107,875	106,801
0.125% due 07/15/2022 (l)(n)	1,095	1,089
0.125% due 01/15/2023 (l)(n)	27,671	27,371
0.125% due 07/15/2024 (n)	28,026	27,694
0.125% due 07/15/2026	34,284	33,559
0.250% due 01/15/2025	123,878	122,648
0.375% due 07/15/2025	258,933	258,923
0.375% due 07/15/2025 (n)	35,344	35,342
0.375% due 01/15/2027	45,315	44,946
0.500% due 01/15/2028	243,962	243,612
0.625% due 07/15/2021	30,041	30,319
0.625% due 07/15/2021 (j)(l)	781,725	788,970
0.625% due 04/15/2023 (l)	25,333	25,522
0.625% due 01/15/2024	29,000	29,297
0.625% due 01/15/2026	277,553	280,892
0.625% due 02/15/2043 (n)	175	165
0.750% due 07/15/2028 (j)	17,608	18,017
0.875% due 01/15/2029	63,796	65,910
0.875% due 02/15/2047	47,576	47,193
1.000% due 02/15/2048	7,357	7,532
1.125% due 01/15/2021	76,262	77,260
1.250% due 07/15/2020	30,760	31,221
1.375% due 01/15/2020	106,770	107,675
1.375% due 02/15/2044 (n)	13,986	15,488
1.750% due 01/15/2028	87,380	96,596
1.875% due 07/15/2019 (l)	15,400	15,585
1.875% due 07/15/2019	353,643	357,894
2.000% due 01/15/2026 (n)	26,760	29,541
2.125% due 02/15/2040 (n)	431	539
2.125% due 02/15/2041 (n)	7,729	9,715
2.375% due 01/15/2025 (j)	283,427	314,950
2.375% due 01/15/2027	1,562	1,787
2.500% due 01/15/2029	123,915	146,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 04/15/2032	$25,104	$33,870
3.875% due 04/15/2029	18,552	24,533

U.S. Treasury Notes
2.750% due 02/15/2024 (j)	72,000	73,700

Total U.S. Treasury Obligations (Cost $5,003,625)		4,975,223

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%

Adjustable Rate Mortgage Trust
4.128% due 10/25/2035 ^~	696	659
4.193% due 09/25/2035 ^~	815	768

Alliance Bancorp Trust
2.726% due 07/25/2037 •	2,733	2,441

American Home Mortgage Assets Trust
2.676% (US0001M + 0.190%) due 05/25/2046 ^~	184	169
3.317% due 11/25/2046 •	5,827	2,976

American Home Mortgage Investment Trust
4.185% due 09/25/2045 •	278	279

Banc of America Funding Trust
3.068% due 05/20/2035 ^•	129	113
4.205% due 01/20/2047 ~	7,645	7,327
4.622% due 05/20/2036 ^~	297	295
4.633% due 05/25/2035 ~	34	36
4.660% due 01/20/2047 ^~	213	205

Banc of America Mortgage Trust
4.241% due 07/25/2035 ^~	501	488
4.500% due 11/25/2035 ^~	342	343
4.603% due 01/25/2035 ~	11	11
4.693% due 03/25/2035 ~	316	310
4.697% due 12/25/2034 ~	755	765

BCAP LLC Trust
2.656% due 01/25/2037 ^•	1,089	1,027
4.219% due 04/26/2036 ~	1,751	1,504

Bear Stearns Adjustable Rate Mortgage Trust
3.937% due 03/25/2035 ~	17	17
4.195% due 07/25/2036 ^~	849	792
4.247% due 02/25/2036 ^~	356	336
4.637% due 10/25/2035 ~	700	707
4.913% due 05/25/2033 ~	24	24
5.125% due 07/25/2034 ~	76	77

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
2.646% due 02/25/2034 •	$651	$651
4.050% due 09/25/2047 ^~	4,302	3,476
4.262% due 09/25/2035 ^~	296	245
4.829% due 09/25/2034 ~	390	389

Chase Mortgage Finance Trust
4.100% due 03/25/2037 ^~	1,153	1,140
4.134% due 09/25/2036 ^~	853	798
4.222% due 12/25/2035 ^~	791	756
5.500% due 12/25/2022 ^	1,126	789

Citigroup Mortgage Loan Trust
4.490% due 05/25/2035 •	197	199
4.980% due 03/25/2036 ^•	76	76

Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •	149	147
4.143% due 12/25/2035 ^~	361	268

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	309	301

Civic Mortgage LLC
4.349% due 11/25/2022 Ø	2,994	2,994

Countrywide Alternative Loan Trust
2.596% due 06/25/2046 •	367	353
2.666% due 05/25/2047 •	1,651	1,608
2.668% due 02/20/2047 ^•	4,887	3,981
2.683% due 12/20/2046 ^•	378	337
2.696% due 07/25/2046 •	138	133
3.397% due 12/25/2035 •	460	420
4.091% due 11/25/2035 ^~	345	320
5.500% due 07/25/2035	218	204
5.750% due 03/25/2037 ^•	318	271
6.000% due 03/25/2037 ^	291	208
6.500% due 08/25/2032	222	227

Countrywide Home Loan Mortgage Pass-Through Trust
3.126% due 03/25/2035 •	50	51
3.907% due 10/20/2035 ~	218	194
4.018% due 09/25/2047 ^~	547	514
4.329% due 04/20/2035 ~	252	252
4.517% due 11/20/2034 ~	98	99
5.500% due 11/25/2035 ^	123	107
5.500% due 04/25/2038	400	410
6.000% due 04/25/2036	559	457

Credit Suisse First Boston Mortgage Securities Corp.
4.700% due 04/25/2034 ~	442	447

Credit Suisse Mortgage Capital Certificates
2.636% due 09/29/2036 •	4,919	4,623
6.353% due 10/26/2036 ~	776	700

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	2,534	2,268

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	398	359

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.586% due 10/25/2036 ^•	114	88

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eurosail PLC
1.192% due 10/17/2040 •	EUR	3,693	$4,153

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		$177	135

First Horizon Mortgage Pass-Through Trust
4.739% due 10/25/2035 ~		150	149

GS Mortgage Securities Trust
5.162% due 12/10/2043 ~		5,000	5,171

GSR Mortgage Loan Trust
4.191% due 11/25/2035 ^~		246	204
4.445% due 11/25/2035 ^~		1,380	1,291
4.460% due 11/25/2035 ~		580	579

HarborView Mortgage Loan Trust
2.662% due 07/19/2046 ^•		5,629	4,337
2.922% due 05/19/2035 •		673	654
2.982% due 01/19/2036 •		1,700	1,353
4.354% due 08/19/2036 ^~		265	250

HomeBanc Mortgage Trust
2.666% due 12/25/2036 •		274	269
3.443% due 04/25/2037 ^~		197	183

IndyMac Mortgage Loan Trust
2.666% due 07/25/2047 •		2,320	1,949
2.676% due 09/25/2046 •		4,009	3,610
2.766% due 07/25/2035 •		323	291
4.033% due 09/25/2035 ^~		296	275
4.259% due 06/25/2035 ^~		205	195
4.395% due 10/25/2034 ~		402	412

JPMorgan Alternative Loan Trust
2.716% due 12/25/2036 •		1,605	1,505

JPMorgan Mortgage Trust
3.674% due 07/27/2037 ~		406	408
4.012% due 08/25/2036 ^~		195	184
4.160% due 06/25/2036 ^~		944	870
4.252% due 06/25/2035 ~		306	305
4.304% due 11/25/2035 ^~		272	254
4.305% due 06/25/2035 ~		126	126
4.327% due 07/25/2035 ~		96	97
4.451% due 07/25/2034 ~		116	118
4.567% due 07/25/2035 ~		116	117

Luminent Mortgage Trust
2.686% due 10/25/2046 •		829	803

MASTR Adjustable Rate Mortgages Trust
2.726% due 05/25/2037 •		367	218

Merrill Lynch Alternative Note Asset Trust
2.786% due 03/25/2037 •		798	344
4.094% due 06/25/2037 ^~		443	343

Merrill Lynch Mortgage Investors Trust
3.218% due 05/25/2034 ~		179	172
3.978% due 06/25/2035 ~		406	407
4.155% due 12/25/2035 ~		146	136
4.402% due 09/25/2035 ^~		164	150
4.625% due 05/25/2036 ~		64	64

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage-Backed Securities Trust
4.371% due 04/25/2037 ^~		$1,208	$1,198

Residential Accredit Loans, Inc. Trust
2.786% due 08/25/2035 •		980	877
4.266% due 08/25/2035 ^~		502	323
5.437% due 02/25/2036 ^~		364	322

Residential Asset Securitization Trust
2.886% due 05/25/2035 •		1,256	1,070
5.000% due 08/25/2019		24	23
6.250% due 10/25/2036 ^		630	632
6.500% due 09/25/2036 ^		818	544

Residential Funding Mortgage Securities, Inc. Trust
4.489% due 09/25/2035 ^~		1,365	1,137
4.793% due 06/25/2035 ~		350	354
6.000% due 06/25/2037 ^		960	900
6.500% due 03/25/2032		294	302

Sequoia Mortgage Trust
3.182% due 10/19/2026 •		24	24
3.712% due 01/20/2047 ^~		611	494

Structured Adjustable Rate Mortgage Loan Trust
2.806% due 10/25/2035 •		951	908
4.415% due 02/25/2036 ^~		301	243

Structured Asset Mortgage Investments Trust
2.676% due 06/25/2036 •		385	383
2.696% due 04/25/2036 •		29	27
2.706% due 05/25/2046 •		3,705	2,116
2.732% due 07/19/2035 •		1,188	1,176

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	21,600	28,140

Vornado DP LLC Trust
4.004% due 09/13/2028		$4,000	4,042

Wachovia Mortgage Loan Trust LLC
4.185% due 08/20/2035 ^~		520	489

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 11/25/2046 •		848	837
3.137% due 01/25/2047 ^•		2,383	2,268
3.142% due 12/25/2046 •		1,144	1,131
3.377% due 06/25/2046 •		181	177
3.397% due 08/25/2046 •		564	531
3.597% due 11/25/2042 •		164	159
3.775% due 08/25/2036 ^~		132	124
3.857% due 09/25/2036 ^~		1,349	1,288
3.874% due 02/25/2037 ^~		190	183
4.377% due 09/25/2033 ~		117	120

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		201	177

Wells Fargo Mortgage-Backed Securities Trust
4.618% due 09/25/2034 ~		293	302
4.727% due 10/25/2036 ~		14	13
4.745% due 04/25/2036 ~		171	171
4.751% due 10/25/2035 ~		848	850
4.810% due 03/25/2036 ~		141	144

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.881% due 06/25/2035 ~		$581	$600
4.940% due 01/25/2035 ~		299	303
4.961% due 03/25/2036 ^~		74	72
5.004% due 04/25/2036 ~		308	309
5.004% due 04/25/2036 ^~		183	184
5.170% due 04/25/2036 ~		868	856

Total Non-Agency Mortgage-Backed Securities (Cost $137,472)			141,133

ASSET-BACKED SECURITIES 4.8%

ACE Securities Corp. Home Equity Loan Trust
2.546% due 10/25/2036 •		26	13

Argent Securities Trust
2.636% due 07/25/2036 •		6,323	5,457

Asset-Backed Securities Corp. Home Equity Loan Trust
3.431% due 09/25/2034 •		1,164	1,175

B&M CLO Ltd.
3.509% due 04/16/2026 •		2,708	2,699

Babson Euro CLO BV
0.512% due 10/25/2029 •	EUR	800	895

Barings Euro CLO BV
0.680% due 07/27/2030 •		2,000	2,231
1.050% due 07/27/2030		300	338

Bayview Koitere Fund Trust
3.623% due 03/28/2033 Ø		$145	145

Bayview Opportunity Master Fund Trust
3.721% due 02/28/2033 Ø		1,508	1,508

CIFC Funding Ltd.
3.631% due 10/25/2027 •		5,650	5,627

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •		2,117	2,141

Citigroup Mortgage Loan Trust
2.566% due 01/25/2037 •		62	44
2.716% due 12/25/2036 •		1,360	947

Citigroup Mortgage Loan Trust, Inc.
2.816% due 10/25/2036 •		7,400	7,072

Countrywide Asset-Backed Certificates
2.626% due 07/25/2037 •		3,548	3,216
2.686% due 09/25/2037 •		2,788	2,328
2.736% due 03/25/2037 •		5,700	5,399
2.776% due 08/25/2036 •		1,173	1,168
3.896% due 04/25/2036 ~		9	9

Countrywide Asset-Backed Certificates Trust
2.636% due 02/25/2037 •		250	250

Crown Point CLO Ltd.
3.713% due 07/17/2028		4,400	4,364

CVP Cascade CLO Ltd.
3.929% due 01/16/2026 •		1,679	1,679

Dorchester Park CLO DAC
3.661% due 04/20/2028 •		3,400	3,372

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dryden Senior Loan Fund
3.687% due 10/15/2027 •		$10,600	$10,545

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	720	806

Equity One Mortgage Pass-Through Trust
3.086% due 04/25/2034 •		$40	36

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		8,000	7,938

Figueroa CLO Ltd.
3.483% due 06/20/2027 •		6,100	6,064

Fremont Home Loan Trust
2.621% due 10/25/2036 •		800	752

GSAA Home Equity Trust
2.786% due 03/25/2037 •		777	460

GSAMP Trust
2.856% due 03/25/2047 •		2,500	2,214
3.461% due 03/25/2035 ^•		2,084	1,816

Halcyon Loan Advisors Funding Ltd.
3.681% due 04/20/2027 •		2,600	2,586

Home Equity Mortgage Loan Asset-Backed Trust
2.706% due 04/25/2037 •		2,642	2,096

HSI Asset Securitization Corp. Trust
2.756% due 02/25/2036 •		2,381	2,357

ICG U.S. CLO Ltd.
3.629% due 01/16/2028 •		4,380	4,354

IndyMac Mortgage Loan Trust
2.556% due 07/25/2036 •		4,977	2,245

Jamestown CLO Ltd.
3.657% due 01/15/2028 •		17,800	17,642

JMP Credit Advisors CLO Ltd.
3.623% due 01/17/2028 •		3,470	3,464

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		3,297	2,347

Lehman XS Trust
2.646% due 05/25/2036 •		2,504	2,497
5.355% due 06/25/2036 Ø		4,618	4,655

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •		4,710	4,660

Monarch Grove CLO
3.651% due 01/25/2028 •		7,850	7,785

Morgan Stanley ABS Capital, Inc. Trust
2.546% due 05/25/2037 •		631	555
3.191% due 07/25/2035 •		216	216

Morgan Stanley Mortgage Loan Trust
2.846% due 04/25/2037 •		805	385
5.910% due 11/25/2036 Ø		1,792	774

Mountain View CLO Ltd.
3.587% due 10/15/2026 •		5,023	5,005

Navient Student Loan Trust
3.636% due 03/25/2066 •		8,216	8,299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Neuberger Berman CLO Ltd.
3.587% due 07/15/2027 •	$490	$488

NovaStar Mortgage Funding Trust
3.191% due 01/25/2036 •	5,264	5,231

OCP CLO Ltd.
3.587% due 07/15/2027 •	650	645

Octagon Investment Partners Ltd.
3.637% due 07/15/2027 •	1,780	1,765

Palmer Square Loan Funding Ltd.
3.437% due 07/15/2026 •	6,689	6,624

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.176% due 05/25/2035 •	811	814
3.236% due 07/25/2035 •	105	106
3.461% due 10/25/2034 •	809	813
3.476% due 09/25/2034 •	535	536

Popular ABS Mortgage Pass-Through Trust
2.916% due 06/25/2035 •	991	994

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037	16,129	8,614

Residential Asset Securities Corp. Trust
2.726% due 08/25/2036 •	800	623

RMAT LP
4.090% due 05/25/2048 Ø	2,347	2,357

Securitized Asset-Backed Receivables LLC Trust
2.736% due 05/25/2036 •	5,460	3,514

Sound Point CLO Ltd.
3.641% due 07/20/2027 •	1,300	1,296
3.647% due 04/15/2027 •	4,700	4,700

Soundview Home Loan Trust
2.546% due 11/25/2036 •	525	224

Structured Asset Investment Loan Trust
3.206% due 04/25/2033 •	1,743	1,705
3.206% (US0001M + 0.720%) due 10/25/2035 ~	142	142

Symphony CLO Ltd.
3.667% due 04/15/2028 •	1,630	1,625

Telos CLO Ltd.
3.723% due 04/17/2028 •	4,280	4,261

THL Credit Wind River CLO Ltd.
3.657% due 10/15/2027 •	400	400

TICP CLO Ltd.
3.561% due 07/20/2027 •	2,740	2,721
3.601% due 04/20/2028 •	3,900	3,872

Tralee CLO Ltd.
3.791% due 10/20/2027 •	3,700	3,684

Venture CLO Ltd.
3.429% due 02/28/2026 •	17,050	17,006
3.667% due 04/15/2027	3,870	3,839
3.667% due 07/15/2027 •	3,200	3,185

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		$5,181	$5,174

Wells Fargo Home Equity Asset-Backed Securities Trust
4.886% due 12/25/2034 •		1,460	1,457

WhiteHorse Ltd.
3.703% due 04/17/2027 •		7,900	7,873

Total Asset-Backed Securities (Cost $248,741)			250,918

SOVEREIGN ISSUES 10.4%

Argentina Government International Bond
5.875% due 01/11/2028		6,990	5,383
6.875% due 01/26/2027		13,190	10,712
45.325% (BADLARPP + 3.250%) due 03/01/2020 ~	ARS	1,000	23
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~		38,367	860
49.153% (BADLARPP) due 10/04/2022 ~		1,800	70
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		256,741	6,607

Australia Government International Bond
1.250% due 02/21/2022 (e)	AUD	30,961	22,582
3.000% due 09/20/2025 (e)		33,226	27,647

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	9,300	10,799

Autonomous Community of Valencia
4.900% due 03/17/2020		5,800	6,808

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	18,446	4,490

Canadian Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	17,037	16,835

France Government International Bond
0.250% due 07/25/2024 (e)	EUR	36,262	44,413
1.850% due 07/25/2027 (e)(j)		6,579	9,277
2.100% due 07/25/2023 (e)(j)		40,946	52,772
2.250% due 07/25/2020 (e)		38,051	45,407

Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (e)(j)		9,948	12,012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.000% due 03/10/2028 (e)	JPY	2,684,979	$25,280

Mexico Government International Bond
4.500% due 11/22/2035 (e)	MXN	367,831	20,010

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	74,709	55,129
2.500% due 09/20/2035 (e)		4,116	3,417

Peru Government International Bond
5.940% due 02/12/2029	PEN	15,900	5,044

Qatar Government International Bond
3.875% due 04/23/2023		$6,300	6,491
5.103% due 04/23/2048		4,800	5,268

United Kingdom Gilt
0.125% due 03/22/2026 (e)	GBP	30,926	47,940
0.125% due 08/10/2028 (e)		31,691	51,897
0.125% due 03/22/2046 (e)		4,277	9,364
0.125% due 08/10/2048 (e)		2,266	5,178
0.125% due 11/22/2065 (e)		2,900	9,007
0.750% due 11/22/2047 (e)		5,695	14,639
1.875% due 11/22/2022 (e)		6,167	9,439

Total Sovereign Issues (Cost $573,688)			544,800

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (i) 0.1%
			2,751

U.S. TREASURY BILLS 0.2%
2.422% due 05/23/2019 - 06/20/2019 (c)(d)(l)(n)		$8,801	8,761

Total Short-Term Instruments (Cost $11,512)			11,512

Total Investments in Securities (Cost $6,976,819)			6,931,640

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%

PIMCO Short-Term Floating NAV Portfolio III	11,268,388	$111,433

Total Short-Term Instruments (Cost $111,422)		111,433

Total Investments in Affiliates (Cost $111,422)		111,433

Total Investments 134.9% (Cost $7,088,241)		$7,043,073

Financial Derivative Instruments (k)(m) (0.4)% (Cost or Premiums, net $(13,205))		(22,857)

Other Assets and Liabilities, net (34.5)%		(1,797,800)

Net Assets 100.0%		$5,222,416

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	4.090%	06/17/2019	07/10/2018	$1,091	$1,091	0.02%
CIMIC Group Ltd.	4.159	08/03/2019	08/13/2018	4,636	4,633	0.09
CIMIC Group Ltd.	3.873	04/04/2019	09/26/2018	2,499	2,500	0.05
CIMIC Group Ltd.	3.906	06/06/2019	06/28/2018	2,780	2,779	0.05
Lloyds Banking Group PLC	3.870	09/04/2019	05/22/2018	3,000	2,996	0.06
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	3,000	2,986	0.06
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	3,000	2,975	0.05

				$20,006	$19,960	0.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$2,751	U.S. Treasury Notes 1.125% due 06/30/2021	$(2,810)	$2,751	$2,751

Total Repurchase Agreements						$(2,810)	$2,751	$2,751

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.650%	02/08/2019	05/08/2019	$	(119,391)	$(119,848)
	2.660	02/28/2019	05/24/2019		(29,854)	(29,924)
BOS	3.100	03/29/2019	04/01/2019		(1,433)	(1,434)
BSN	2.630	01/23/2019	04/04/2019		(23,949)	(24,068)
	2.640	01/09/2019	04/09/2019		(12,479)	(12,554)
CIB	2.700	02/27/2019	04/10/2019		(208,417)	(208,933)
	2.700	03/18/2019	04/15/2019		(17,736)	(17,754)
GRE	2.670	02/26/2019	04/12/2019		(745)	(747)
	2.750	03/15/2019	04/15/2019		(62,498)	(62,579)
IND	(0.440)	02/25/2019	04/08/2019	EUR	(47,328)	(53,068)
	(0.410)	01/22/2019	04/17/2019		(7,800)	(8,743)
	2.650	02/26/2019	04/22/2019	$	(57,510)	(57,654)
	2.660	03/04/2019	04/04/2019		(3,372)	(3,379)
JPS	2.650	02/26/2019	05/07/2019		(3,195)	(3,203)
RCY	2.640	03/14/2019	06/05/2019		(16,768)	(16,790)
	2.690	02/15/2019	04/15/2019		(200,357)	(201,031)
	2.690	02/19/2019	04/18/2019		(156,662)	(157,141)
	2.700	02/21/2019	04/04/2019		(88,409)	(88,668)
SCX	2.640	03/07/2019	04/25/2019		(12,432)	(12,455)
UBS	(0.350)	01/22/2019	04/17/2019	EUR	(10,209)	(11,444)

Total Reverse Repurchase Agreements						$(1,091,417)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
TDM	2.680%	03/29/2019	04/01/2019	$(7,682)	$(7,684)
UBS	2.630	01/17/2019	04/17/2019	(3,826)	(3,847)
	2.630	02/28/2019	04/17/2019	(810)	(812)
	2.640	02/28/2019	04/30/2019	(3,343)	(3,350)

Total Sale-Buyback Transactions					$(15,693)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.4)%
Fannie Mae, TBA	3.000%	05/01/2049	$124,400	$(122,696)	$(123,754)
Fannie Mae, TBA	3.500	05/01/2049	2,000	(2,028)	(2,026)

Total Short Sales (2.4)%				$(124,724)	$(125,780)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(149,772)	$0	$(149,772)	$149,529	$(243)
BOS	0	(1,434)	0	(1,434)	1,517	83
BSN	0	(36,622)	0	(36,622)	36,764	142
CIB	0	(226,687)	0	(226,687)	226,566	(121)
FICC	2,751	0	0	2,751	(2,810)	(59)
GRE	0	(63,326)	0	(63,326)	63,091	(235)
IND	0	(122,844)	0	(122,844)	121,894	(950)
JPS	0	(3,203)	0	(3,203)	3,210	7
NOM	0	0	0	0	(10)	(10)
RCY	0	(463,630)	0	(463,630)	463,478	(152)
SCX	0	(12,455)	0	(12,455)	12,511	56
UBS	0	(11,444)	0	(11,444)	11,328	(116)

Master Securities Forward Transaction Agreement
TDM	0	0	(7,684)	(7,684)	7,649	(35)
UBS	0	0	(8,009)	(8,009)	8,087	78

Total Borrowings and Other Financing Transactions	$2,751	$(1,091,417)	$(15,693)

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,434)	$(846,963)	$(169,765)	$0	$(1,018,162)
Sovereign Issues	0	(73,255)	0	0	(73,255)

Total	$(1,434)	$(920,218)	$(169,765)	$0	$(1,091,417)

Sale-Buyback Transactions
U.S. Treasury Obligations	(7,684)	(8,009)	0	0	(15,693)

Total	$(7,684)	$(8,009)	$0	$0	$(15,693)

Total Borrowings	$(9,118)	$(928,227)	$(169,765)	$0	$(1,107,110)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,107,110)

(j)	Securities with an aggregate market value of $1,110,804 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(1,837,447) at a weighted average interest rate of 2.192%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(13) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude January 2020 Futures	$57.500	12/16/2019	16	$16	$97	$68
Put - NYMEX Crude January 2020 Futures	58.000	12/16/2019	20	20	127	89
Call - NYMEX Crude June 2020 Futures	58.500	05/14/2020	25	25	157	160
Put - NYMEX Crude June 2020 Futures	58.500	05/14/2020	25	25	157	152
Call - NYMEX Crude June 2020 Futures	59.000	05/14/2020	50	50	306	304
Put - NYMEX Crude June 2020 Futures	59.000	05/14/2020	50	50	317	315
Put - NYMEX Crude October 2019 Futures	58.000	09/17/2019	12	12	64	40

					$1,225	$1,128

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.500	05/24/2019	572	$572	$5	$1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	1,600	1,600	14	2
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	2,098	2,098	18	2
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.625	05/24/2019	51	102	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	270	540	2	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	677	677	6	1
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	192.000	05/24/2019	1,262	1,262	11	1
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	122.000	05/24/2019	305	305	3	5
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.000	05/24/2019	981	981	8	8
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	124.250	05/24/2019	25	25	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	195.000	05/24/2019	59	59	1	0

					$68	$20

Total Purchased Options					$1,293	$1,148

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT Corn July 2019 Futures	$390.000	06/21/2019	22	$110	$(19)	$(31)
Put - CBOT Corn July 2019 Futures	400.000	06/21/2019	16	80	(18)	(30)
Put - CBOT Wheat July 2019 Futures	440.000	06/21/2019	33	165	(20)	(12)
Put - CBOT Wheat July 2019 Futures	450.000	06/21/2019	66	330	(43)	(38)
Put - CBOT Wheat July 2019 Futures	460.000	06/21/2019	48	240	(35)	(39)
Call - NYMEX Crude June 2019 Futures	62.000	05/16/2019	84	84	(84)	(117)
Call - NYMEX Crude June 2019 Futures	62.500	05/16/2019	72	72	(72)	(86)
Call - NYMEX Crude June 2019 Futures	63.000	05/16/2019	108	108	(105)	(111)
Call - NYMEX Crude June 2019 Futures	63.500	05/16/2019	84	84	(78)	(74)
Call - NYMEX Crude May 2019 Futures	57.000	04/16/2019	60	60	(66)	(210)
Call - NYMEX Crude May 2019 Futures	58.000	04/16/2019	48	48	(53)	(129)
Call - NYMEX Crude May 2019 Futures	59.000	04/16/2019	48	48	(45)	(93)
Call - NYMEX Crude May 2019 Futures	60.000	04/16/2019	24	24	(26)	(32)
Call - NYMEX Crude May 2019 Futures	60.500	04/16/2019	192	192	(174)	(204)
Put - NYMEX Natural Gas June 2019 Futures	2.650	05/28/2019	36	360	(13)	(22)
Put - NYMEX Natural Gas June 2019 Futures	2.700	05/28/2019	312	3,120	(129)	(254)
Put - NYMEX Natural Gas June 2019 Futures	2.750	05/28/2019	228	2,280	(99)	(245)
Put - NYMEX Natural Gas May 2019 Futures	2.500	04/25/2019	36	360	(15)	(4)
Put - NYMEX Natural Gas May 2019 Futures	2.550	04/25/2019	96	960	(45)	(19)
Put - NYMEX Natural Gas May 2019 Futures	2.600	04/25/2019	144	1,440	(67)	(48)
Put - NYMEX Natural Gas May 2019 Futures	2.650	04/25/2019	228	2,280	(89)	(121)
Put - NYMEX Natural Gas May 2019 Futures	2.700	04/25/2019	72	720	(30)	(58)
Put - NYMEX RBOB Gasoline December 2019 Futures	155.000	11/25/2019	16	7	(121)	(81)

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - NYMEX RBOB Gasoline December 2019 Futures	$156.000	11/25/2019	20	$8	$(155)	$(104)
Put - NYMEX RBOB Gasoline September 2019 Futures	171.000	08/27/2019	12	5	(76)	(42)
Call - NYMEX WTI-Brent Crude Spread July 2019 Futures	6.000	05/30/2019	13	13	(7)	(7)
Call - NYMEX WTI-Brent Crude Spread July 2019 Futures	7.000	05/30/2019	6	6	(5)	(6)
Put - NYMEX WTI-Brent Crude Spread July 2019 Futures	9.000	05/30/2019	13	13	(4)	(4)
Put - NYMEX WTI-Brent Crude Spread July 2019 Futures	10.000	05/30/2019	6	6	0	(1)
Call - NYMEX WTI-Brent Crude Spread June 2019 Futures	7.000	04/29/2019	28	28	(10)	(15)
Put - NYMEX WTI-Brent Crude Spread June 2019 Futures	10.000	04/29/2019	28	28	(11)	(2)

					$(1,714)	$(2,239)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$125.000	04/26/2019	362	$362	$(118)	$(90)

Total Written Options					$(1,832)	$(2,329)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum May Futures	05/2019	14	$665	$8	$0	$0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2020	2	4	(2)	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2020	2	4	(2)	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2020	2	4	(2)	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2020	2	4	(2)	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2020	2	4	(3)	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2020	2	4	(2)	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2020	2	4	(2)	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2020	2	4	(2)	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2020	2	4	(2)	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2020	2	4	(2)	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2020	2	4	(2)	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2020	2	4	(2)	0	0
Brent Crude December Futures	10/2019	683	45,167	157	293	(12)
Brent Crude December Futures	10/2020	544	34,800	1,615	230	0
Brent Crude December Futures	10/2021	174	10,802	(20)	22	(7)
Brent Crude September Futures	07/2019	162	10,809	184	78	0
Call Options Strike @ EUR 114.000 on Euro-Schatz June 2019 Futures	05/2019	5,574	31	(5)	0	0
Call Options Strike @ EUR 172.000 on Euro-OAT France Government 10-Year Bond June 2019 Futures	05/2019	19	0	0	0	0
Chicago Ethanol (Platts) April Futures	04/2019	13	736	3	0	(18)
Chicago Ethanol (Platts) August Futures	08/2019	3	171	(4)	0	(3)
Chicago Ethanol (Platts) December Futures	12/2019	35	1,970	(51)	0	(40)
Chicago Ethanol (Platts) July Futures	07/2019	3	171	(4)	0	(3)
Chicago Ethanol (Platts) June Futures	06/2019	32	1,824	(63)	0	(41)
Chicago Ethanol (Platts) May Futures	05/2019	31	1,767	(5)	0	(39)
Chicago Ethanol (Platts) November Futures	11/2019	35	1,977	(39)	0	(40)
Chicago Ethanol (Platts) October Futures	10/2019	35	1,985	(37)	0	(40)
Chicago Ethanol (Platts) September Futures	09/2019	3	171	(4)	0	(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Cocoa July Futures	07/2019	19	$431	$(6)	$4	$0
Copper December Futures	12/2019	70	11,355	395	0	0
Copper May Futures	05/2019	5	367	10	8	0
Copper September Futures	09/2019	165	15,254	253	198	0
Corn December Futures	12/2019	361	6,945	(240)	0	(231)
Cotton No. 2 December Futures	12/2019	386	14,560	8	116	0
Euro-Bobl June Futures	06/2019	1,823	272,265	1,822	82	(327)
Euro-Bund 10-Year Bond June Futures	06/2019	3,731	696,175	10,717	0	(1,025)
Gas Oil July Futures	07/2019	15	917	(2)	9	0
Gas Oil May Futures	05/2019	14	850	(7)	8	0
Gas Oil September Futures	09/2019	145	8,943	(7)	83	0
Gold 100 oz. June Futures	06/2019	83	10,778	(121)	27	0
Hard Red Winter Wheat July Futures	07/2019	230	5,034	(856)	0	(104)
Hard Red Winter Wheat May Futures	05/2019	4	86	(5)	0	(2)
Henry Hub Natural Gas April Futures	03/2020	36	236	(4)	0	(1)
Henry Hub Natural Gas August Futures	07/2020	36	237	(3)	0	(1)
Henry Hub Natural Gas December Futures	11/2020	20	142	7	0	0
Henry Hub Natural Gas February Futures	01/2020	20	151	16	0	(1)
Henry Hub Natural Gas January Futures	12/2019	20	154	19	0	(1)
Henry Hub Natural Gas July Futures	06/2020	36	236	(4)	0	(1)
Henry Hub Natural Gas June Futures	05/2020	36	234	(6)	0	(1)
Henry Hub Natural Gas March Futures	02/2020	20	146	11	0	(1)
Henry Hub Natural Gas May Futures	04/2020	36	232	(8)	0	(1)
Henry Hub Natural Gas November Futures	10/2020	20	134	(1)	0	0
Henry Hub Natural Gas October Futures	09/2020	36	237	(3)	0	0
Henry Hub Natural Gas September Futures	08/2020	36	235	(5)	0	0
Henry Hub Natural Gas Swap August Futures	07/2019	12	84	(1)	0	(1)
Henry Hub Natural Gas Swap December Futures	11/2019	12	90	5	0	(1)
Henry Hub Natural Gas Swap July Futures	06/2019	12	83	(2)	0	(1)
Henry Hub Natural Gas Swap June Futures	05/2019	12	81	(4)	0	(1)
Henry Hub Natural Gas Swap May Futures	04/2019	12	80	(5)	0	(2)
Henry Hub Natural Gas Swap November Futures	10/2019	12	86	1	0	(1)
Henry Hub Natural Gas Swap October Futures	09/2019	12	84	(1)	0	(1)
Henry Hub Natural Gas Swap September Futures	08/2019	12	84	(2)	0	(1)
Lead September Futures	09/2019	238	12,034	(466)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures	04/2019	10	62	3	0	(2)
LLS (Argus) vs. WTI Spread Calendar Swap August Futures	08/2019	9	41	2	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2019	9	32	(6)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures	07/2019	9	45	6	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures	06/2019	10	54	(5)	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap May Futures	05/2019	10	58	(1)	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2019	9	32	(7)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2019	9	34	(4)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures	09/2019	9	37	(2)	1	0
Natural Gas March Futures	02/2021	47	1,301	25	0	0
Natural Gas May Futures	04/2020	127	3,270	12	0	(10)
Natural Gas October Futures	09/2019	8	225	(4)	0	(3)
Natural Gas October Futures	09/2020	89	2,346	1	0	(3)
New York Harbor ULSD July Futures	06/2019	43	3,576	19	1	0
New York Harbor ULSD May Futures	04/2019	8	662	25	0	0

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
New York Harbor ULSD September Futures	08/2019	105	$8,813	$(115)	$7	$0
Nickel September Futures	09/2019	33	2,586	(133)	0	0
Propane April Futures	04/2019	9	242	(57)	3	0
Propane June Futures	06/2019	9	245	(54)	3	0
Propane May Futures	05/2019	9	244	(56)	3	0
Put Options Strike @ EUR 126.000 on Euro-Bobl June 2019 Futures	05/2019	2,753	15	(3)	0	0
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	1,606	18	(2)	0	0
Put Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	13	0	0	0	0
RBOB Gasoline August Futures	07/2019	35	2,695	(158)	28	0
RBOB Gasoline July Futures	06/2019	272	21,157	69	217	0
RBOB Gasoline June Futures	05/2019	31	2,432	(9)	25	0
RBOB Gasoline September Futures	08/2019	147	11,171	272	121	0
Soybean March Futures	03/2020	48	2,240	(43)	0	(8)
Soybean May Futures	05/2019	26	1,150	(27)	0	(7)
Soybean Meal May Futures	05/2019	8	245	(5)	0	0
Soybean Oil May Futures	05/2019	42	715	(51)	0	(7)
U.S. Treasury 2-Year Note June Futures	06/2019	519	110,596	359	0	(114)
U.S. Treasury 10-Year Note June Futures	06/2019	2,665	331,043	3,604	0	(750)
Wheat December Futures	12/2019	151	3,660	(515)	0	(64)
White Sugar August Futures	07/2019	145	2,429	(55)	0	(12)
WTI Brent Financial April Futures	04/2019	6	(44)	9	2	0
WTI Brent Financial August Futures	08/2019	15	(90)	34	3	0
WTI Brent Financial December Futures	12/2019	15	(87)	37	1	0
WTI Brent Financial July Futures	07/2019	15	(93)	31	3	0
WTI Brent Financial June Futures	06/2019	6	(39)	15	2	0
WTI Brent Financial May Futures	05/2019	6	(41)	12	2	0
WTI Brent Financial November Futures	11/2019	15	(87)	37	1	0
WTI Brent Financial October Futures	10/2019	15	(87)	37	2	0
WTI Brent Financial September Futures	09/2019	15	(88)	36	2	0
WTI Crude December Futures	11/2020	83	4,783	107	19	(45)
WTI Crude December Futures	11/2021	26	1,441	44	2	0
WTI Crude December Futures	11/2024	2	107	(6)	0	0
WTI Crude July Futures	06/2019	121	7,308	118	93	0
WTI Crude June Futures	05/2019	324	19,531	1,023	259	0
WTI Crude June Futures	05/2020	484	28,483	709	190	0
WTI Crude June Futures	05/2021	312	17,587	(397)	53	0
WTI Crude March Futures	02/2020	347	20,667	(609)	180	0
WTI Crude May Futures	04/2019	192	11,547	536	161	0
WTI Crude September Futures	08/2019	94	5,690	(62)	85	0
WTI Crude September Futures	08/2020	54	3,139	(246)	17	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2019	6	25	7	0	(1)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2019	6	17	0	0	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2019	6	27	10	0	(1)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2019	6	30	12	0	(1)
WTI Houston (Argus) vs. WTI Trade May Futures	04/2019	6	33	16	0	(1)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2019	6	19	1	0	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2019	6	20	3	0	(1)
WTI Houston (Argus) vs. WTI Trade September Futures	08/2019	6	23	5	0	(1)
Zinc September Futures	09/2019	179	12,908	543	0	0

				$18,362	$2,646	$(2,985)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2019	97	$(4,654)	$(46)	$0	$0
Aluminum September Futures	09/2019	346	(16,757)	(302)	0	0
Arabica Coffee May Futures	05/2019	22	(780)	54	0	(4)
Australia Government 3-Year Note June Futures	06/2019	371	(29,937)	(171)	21	(21)
Australia Government 10-Year Bond June Futures	06/2019	137	(13,478)	(277)	54	(54)
Brent Crude April Futures	04/2019	4	(270)	27	0	(2)
Brent Crude August Futures	06/2019	35	(2,343)	203	0	(16)
Brent Crude December Futures	10/2022	234	(14,239)	(4)	0	(7)
Brent Crude July Futures	05/2019	47	(3,159)	(21)	0	(22)
Brent Crude June Futures	04/2019	290	(19,598)	(456)	0	(139)
Brent Crude June Futures	06/2019	4	(268)	30	0	(2)
Brent Crude June Futures	05/2020	453	(29,499)	(612)	0	(183)
Brent Crude June Futures	04/2021	93	(5,864)	(95)	0	(23)
Brent Crude June Futures	04/2022	45	(2,763)	23	0	(4)
Brent Crude May Futures	05/2019	4	(269)	29	0	(2)
Call Options Strike @ EUR 167.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	166	(140)	(36)	34	0
Call Options Strike @ USD 64.500 on Brent Crude June 2020 Futures	04/2020	25	(183)	(7)	0	(2)
Call Options Strike @ USD 65.000 on Brent Crude June 2020 Futures	04/2020	16	(113)	(3)	0	(4)
Call Options Strike @ USD 65.250 on Brent Crude June 2020 Futures	04/2020	18	(124)	0	0	0
Call Options Strike @ USD 65.500 on Brent Crude June 2020 Futures	04/2020	16	(108)	1	1	0
Call Options Strike @ USD 70.000 on Brent Crude June 2019 Futures	04/2019	84	(60)	41	0	(2)
Call Options Strike @ USD 71.000 on Brent Crude July 2019 Futures	05/2019	48	(55)	(1)	0	(1)
Call Options Strike @ USD 71.000 on Brent Crude June 2019 Futures	04/2019	36	(17)	24	0	0
Call Options Strike @ USD 72.000 on Brent Crude July 2019 Futures	05/2019	48	(43)	2	0	(1)
Call Options Strike @ USD 72.500 on Brent Crude July 2019 Futures	05/2019	168	(131)	54	0	(3)
Call Options Strike @ USD 72.500 on Brent Crude June 2019 Futures	04/2019	84	(20)	76	0	0
Call Options Strike @ USD 73.000 on Brent Crude July 2019 Futures	05/2019	60	(41)	19	0	(1)
Call Options Strike @ USD 73.000 on Brent Crude June 2019 Futures	04/2019	84	(16)	76	0	0
Call Options Strike @ USD 73.500 on Brent Crude July 2019 Futures	05/2019	36	(21)	17	0	0
Call Options Strike @ USD 73.500 on Brent Crude June 2019 Futures	04/2019	84	(13)	73	0	0
Cocoa May Futures	05/2019	40	(912)	0	0	(10)
Cocoa September Futures	09/2019	561	(12,740)	(244)	0	(67)
Copper December Futures	12/2019	154	(11,363)	(418)	0	(231)
Copper July Futures	07/2019	44	(3,236)	(17)	0	(68)
Corn July Futures	07/2019	86	(1,575)	70	75	0
Corn May Futures	05/2019	234	(4,171)	292	205	0
Corn September Futures	09/2019	881	(16,519)	612	705	0
Cotton No. 2 May Futures	05/2019	5	(194)	(2)	0	(4)
Euro-BTP Italy Government Bond June Futures	06/2019	1,078	(156,478)	(3,309)	507	0
Euro-Buxl 30-Year Bond June Futures	06/2019	729	(156,731)	(7,704)	1,047	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	2,040	(372,249)	(7,080)	755	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Schatz June Futures	06/2019	6,512	$(817,959)	$(1,635)	$219	$(110)
Henry Hub Natural Gas August Futures	07/2019	10	(70)	(1)	1	0
Henry Hub Natural Gas December Futures	11/2019	12	(90)	(7)	1	0
Henry Hub Natural Gas July Futures	06/2019	10	(69)	0	1	0
Henry Hub Natural Gas June Futures	05/2019	10	(68)	1	1	0
Henry Hub Natural Gas May Futures	04/2019	10	(67)	3	1	0
Henry Hub Natural Gas November Futures	10/2019	12	(86)	(3)	1	0
Henry Hub Natural Gas October Futures	09/2019	10	(70)	(1)	1	0
Henry Hub Natural Gas September Futures	08/2019	10	(70)	(1)	1	0
Lean Hogs June Futures	06/2019	85	(3,011)	(337)	110	0
Live Cattle June Futures	06/2019	79	(3,760)	9	20	0
Mars (Argus) vs. WTI Spread Calendar Swap April Futures	04/2019	10	(59)	(10)	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures	06/2019	10	(50)	(1)	0	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures	05/2019	10	(55)	(5)	1	0
Natural Gas April Futures	03/2020	128	(3,354)	4	8	0
Natural Gas April Futures	03/2021	47	(1,181)	(18)	0	0
Natural Gas June Futures	05/2019	257	(6,972)	230	101	0
Natural Gas March Futures	02/2020	88	(2,566)	30	11	0
Natural Gas May Futures	04/2019	158	(4,206)	74	56	(2)
Nickel July Futures	07/2019	16	(1,249)	25	0	0
Nickel May Futures	05/2019	1	(78)	0	0	0
Platinum July Futures	07/2019	156	(6,662)	91	0	(80)
Put Options Strike @ USD 64.500 on Brent Crude June 2020 Futures	04/2020	25	(167)	9	8	0
Put Options Strike @ USD 65.000 on Brent Crude June 2020 Futures	04/2020	16	(111)	2	2	0
Put Options Strike @ USD 65.250 on Brent Crude June 2020 Futures	04/2020	18	(128)	0	0	0
Put Options Strike @ USD 65.500 on Brent Crude June 2020 Futures	04/2020	16	(115)	(1)	0	(1)
RBOB Gasoline May Futures	04/2019	26	(2,056)	24	0	(20)
Silver May Futures	05/2019	137	(10,350)	218	0	(94)
Soybean January Futures	01/2020	48	(2,227)	44	11	0
Soybean November Futures	11/2019	547	(25,135)	729	129	0
Sugar No. 11 July Futures	06/2019	145	(2,054)	2	0	(3)
Sugar No. 11 May Futures	04/2019	56	(786)	15	0	0
Sugar No. 11 October Futures	09/2019	780	(11,313)	56	0	(26)
U.S. Treasury 5-Year Note June Futures	06/2019	1,178	(136,446)	(1,219)	267	0
U.S. Treasury 10-Year Note June Futures	06/2019	906	(120,300)	(2,413)	255	0
U.S. Treasury 30-Year Bond June Futures	06/2019	1,868	(279,558)	(7,200)	700	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	59	(9,912)	(362)	22	0
United Kingdom Long Gilt June Futures	06/2019	843	(142,044)	(2,241)	66	(99)
Wheat July Futures	07/2019	85	(1,970)	47	39	0
Wheat May Futures	05/2019	95	(2,174)	318	32	0
Wheat September Futures	09/2019	661	(15,567)	91	256	0
WTI Crude December Futures	11/2019	1,482	(89,246)	(4,027)	8	(879)
WTI Crude December Futures	11/2021	239	(13,248)	46	9	(13)
WTI Crude December Futures	11/2022	35	(1,892)	(40)	2	0
WTI Crude December Futures	11/2023	2	(107)	7	0	0
WTI Houston (Argus) vs. WTI Trade April Futures	03/2020	8	(24)	12	0	(1)
WTI Houston (Argus) vs. WTI Trade August Futures	07/2020	8	(23)	12	0	(1)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	8	(23)	12	0	(1)
WTI Houston (Argus) vs. WTI Trade February Futures	01/2020	8	(24)	11	0	(1)
WTI Houston (Argus) vs. WTI Trade January Futures	12/2019	8	(23)	12	0	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2020	8	(23)	12	0	(1)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2020	8	(24)	12	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Houston (Argus) vs. WTI Trade March Futures	02/2020	8	$(25)	$11	$0	$(1)
WTI Houston (Argus) vs. WTI Trade May Futures	04/2020	8	(24)	12	0	(1)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	8	(23)	12	0	(1)
WTI Houston (Argus) vs. WTI Trade October Futures	09/2020	8	(23)	12	0	(1)
WTI Houston (Argus) vs. WTI Trade September Futures	08/2020	8	(23)	12	0	(1)
WTI Midland vs WTI Trade April Futures	03/2020	8	2	8	0	0
WTI Midland vs WTI Trade August Futures	07/2020	8	3	9	0	0
WTI Midland vs WTI Trade December Futures	11/2020	8	3	9	0	0
WTI Midland vs WTI Trade February Futures	01/2020	8	2	8	0	0
WTI Midland vs WTI Trade January Futures	12/2019	8	2	8	0	0
WTI Midland vs WTI Trade July Futures	06/2020	8	3	9	0	0
WTI Midland vs WTI Trade June Futures	05/2020	8	3	9	0	0
WTI Midland vs WTI Trade March Futures	02/2020	8	2	8	0	0
WTI Midland vs WTI Trade May Futures	04/2020	8	3	9	0	0
WTI Midland vs WTI Trade November Futures	10/2020	8	3	9	0	0
WTI Midland vs WTI Trade October Futures	09/2020	8	3	9	0	0
WTI Midland vs WTI Trade September Futures	08/2020	8	3	9	0	0
Zinc July Futures	07/2019	20	(1,458)	(52)	0	0
Zinc May Futures	05/2019	27	(1,994)	(200)	0	0

				$(36,535)	$5,744	$(2,211)

Total Futures Contracts				$(18,173)	$8,390	$(5,196)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR	2,180	$36	$(4)	$32	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		900	(7)	11	4	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.274	$	1,200	(30)	45	15	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2023	0.920		2,400	(133)	142	9	2	0

							$(134)	$194	$60	$2	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	32,301	$(1,817)	$(388)	$(2,205)	$0	$(117)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	33,200	(582)	(193)	(775)	0	(38)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		94,600	(2,669)	280	(2,389)	0	(151)

						$(5,068)	$(301)	$(5,369)	$0	$(306)

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	23,200	$50	$1,486	$1,536	$154	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		4,700	11	(131)	(120)	33	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		11,071	57	(458)	(401)	77	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		5,130	13	(222)	(209)	36	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	29,700	91	(2,065)	(1,974)	80	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022	$	36,800	256	(114)	142	0	(68)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		290,800	366	729	1,095	0	(542)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		214,000	(8,267)	6,779	(1,488)	0	(433)
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		31,500	0	733	733	0	(64)
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		26,000	0	606	606	0	(54)
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		26,200	0	631	631	0	(55)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		53,700	(432)	1,261	829	0	(114)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		130,800	(882)	4,512	3,630	0	(267)
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		285,600	(2,104)	923	(1,181)	405	0
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		32,250	(51)	761	710	41	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		165,300	3,493	(970)	2,523	210	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		6,900	78	(87)	(9)	8	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		13,500	(343)	862	519	35	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		900	77	(22)	55	3	0
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		137,690	(412)	(3,188)	(3,600)	85	0
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		129,500	0	(3,338)	(3,338)	68	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		36,000	3,854	(1,380)	2,474	93	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		56,960	2,780	(4,784)	(2,004)	172	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		800	80	(5)	75	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		60,150	7,258	(6,166)	1,092	178	0
Receive	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		11,000	0	(916)	(916)	36	0
Receive	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048		4,500	0	(358)	(358)	15	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		27,800	1,659	(4,161)	(2,502)	93	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	13,950	(99)	(365)	(464)	2	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		42,050	675	(2,613)	(1,938)	330	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	2,495,000	(45)	(470)	(515)	0	(44)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		1,190,000	(19)	(226)	(245)	0	(23)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		5,440,000	(296)	(1,521)	(1,817)	0	(132)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		22,200	(32)	(21)	(53)	0	(3)
Pay	CPTFEMU	1.535	Maturity	06/15/2023	EUR	35,070	1	952	953	0	(28)
Pay	CPTFEMU	1.066	Maturity	02/15/2024		20,600	0	161	161	0	(12)
Pay	CPTFEMU	1.168	Maturity	03/15/2024		84,100	98	767	865	0	(66)
Pay	CPTFEMU	1.535	Maturity	03/15/2028		11,500	0	524	524	0	(20)
Pay	CPTFEMU	1.620	Maturity	05/15/2028		17,880	1	975	976	0	(31)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		5,200	(7)	(387)	(394)	15	0
Pay	CPTFEMU	1.796	Maturity	11/15/2038		10,130	1	947	948	0	(52)
Pay	CPTFEMU	1.808	Maturity	11/15/2038		5,300	0	512	512	0	(28)
Pay	CPTFEMU	1.570	Maturity	03/15/2039		6,600	0	203	203	0	(27)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		5,200	13	782	795	0	(39)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		2,420	0	362	362	0	(21)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		4,020	14	597	611	0	(35)
Receive	CPURNSA	1.980	Maturity	04/10/2019	$	35,260	0	(154)	(154)	0	0
Receive	CPURNSA	1.970	Maturity	04/27/2019		52,630	0	(225)	(225)	9	0
Receive	CPURNSA	1.925	Maturity	05/08/2019		20,680	0	(1)	(1)	73	0
Receive	CPURNSA	2.130	Maturity	01/25/2020		20,600	0	(94)	(94)	19	0
Receive	CPURNSA	1.958	Maturity	03/20/2020		156,300	0	(179)	(179)	70	0
Receive	CPURNSA	1.721	Maturity	07/15/2020		12,286	0	(11)	(11)	9	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.168%	Maturity	07/15/2020	$	31,500	$0	$(166)	$(166)	$27	$0
Receive	CPURNSA	2.027	Maturity	11/23/2020		25,800	0	(52)	(52)	33	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		25,100	0	(47)	(47)	32	0
Receive	CPURNSA	1.875	Maturity	03/14/2021		29,200	0	(24)	(24)	20	0
Receive	CPURNSA	1.927	Maturity	03/18/2021		13,900	0	(24)	(24)	10	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		17,400	589	(220)	369	20	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		13,900	419	(181)	238	18	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		10,500	0	(59)	(59)	23	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		11,100	(987)	(134)	(1,121)	28	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		63,290	0	(1,012)	(1,012)	136	0
Receive	CPURNSA	2.263	Maturity	04/27/2023		13,380	(4)	(290)	(294)	33	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		10,270	0	(221)	(221)	24	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		15,760	0	(379)	(379)	11	0
Pay	CPURNSA	1.730	Maturity	07/26/2026		17,400	(933)	424	(509)	0	(52)
Pay	CPURNSA	1.762	Maturity	08/30/2026		2,400	(118)	60	(58)	0	(7)
Pay	CPURNSA	1.800	Maturity	09/12/2026		5,200	(52)	(58)	(110)	0	(16)
Pay	CPURNSA	1.801	Maturity	09/12/2026		13,900	(642)	349	(293)	0	(43)
Pay	CPURNSA	1.805	Maturity	09/12/2026		12,400	(568)	311	(257)	0	(38)
Pay	CPURNSA	1.780	Maturity	09/15/2026		15,800	(767)	395	(372)	0	(49)
Pay	CPURNSA	2.102	Maturity	07/20/2027		62,400	0	357	357	0	(199)
Pay	CPURNSA	2.122	Maturity	08/01/2027		62,400	0	441	441	0	(201)
Pay	CPURNSA	2.180	Maturity	09/20/2027		10,820	0	118	118	0	(35)
Pay	CPURNSA	2.150	Maturity	09/25/2027		10,500	0	79	79	0	(34)
Pay	CPURNSA	2.156	Maturity	10/17/2027		23,200	0	199	199	0	(75)
Pay	CPURNSA	2.335	Maturity	02/05/2028		32,120	70	934	1,004	0	(98)
Pay	CPURNSA	2.353	Maturity	05/09/2028		10,270	0	359	359	0	(34)
Pay	CPURNSA	2.360	Maturity	05/09/2028		15,460	0	552	552	0	(51)
Pay	CPURNSA	2.364	Maturity	05/10/2028		15,760	0	568	568	0	(51)
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	2,890	0	(9)	(9)	0	(2)
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		1,320	0	(12)	(12)	0	(1)
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		12,400	0	(165)	(165)	3	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		84,100	(19)	(435)	(454)	95	0
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		8,760	0	530	530	0	(17)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		5,610	16	669	685	0	(22)
Pay	UKRPI	3.595	Maturity	11/15/2028	GBP	1,570	0	39	39	0	(3)
Pay	UKRPI	3.633	Maturity	12/15/2028		2,300	0	69	69	0	(5)
Pay	UKRPI	3.325	Maturity	08/15/2030		38,090	248	(513)	(265)	0	(70)
Pay	UKRPI	3.140	Maturity	04/15/2031		11,100	(1,176)	232	(944)	0	(18)
Pay	UKRPI	3.100	Maturity	06/15/2031		30,400	(3,623)	436	(3,187)	0	(37)
Pay	UKRPI	3.530	Maturity	10/15/2031		860	24	(14)	10	0	(1)
Pay	UKRPI	3.470	Maturity	09/15/2032		37,570	(12)	(78)	(90)	0	(39)
Pay	UKRPI	3.500	Maturity	09/15/2033		1,130	1	(4)	(3)	0	(1)
Pay	UKRPI	3.579	Maturity	10/15/2033		4,530	0	121	121	0	(2)
Receive	UKRPI	3.428	Maturity	03/15/2047		2,200	114	(2)	112	0	(5)

							$517	$(5,424)	$(4,907)	$2,864	$(3,364)

Total Swap Agreements							$(4,685)	$(5,531)	$(10,216)	$2,866	$(3,671)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1,148	$8,390	$2,866	$12,404	$(2,329)	$(5,196)	$(3,671)	$(11,196)

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

(l)

Securities with an aggregate market value of $77,414 and cash of $11,883 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	8,570	$	6,343	$10	$0
BOA	04/2019	$	2,220	ARS	91,222	0	(171)
BPS	04/2019	ARS	9,967	$	227	0	(3)
	04/2019	BRL	10,575		2,799	99	0
	04/2019	IDR	39,464,740		2,805	33	0
	04/2019	$	1,196	ARS	50,755	0	(59)
	04/2019		2,768	IDR	39,464,740	3	0
	04/2019		5,582	PLN	21,142	0	(71)
	04/2019		2,514	TRY	13,600	0	(75)
	04/2019	ZAR	38,495	$	2,664	0	(4)
	05/2019	$	1,643	ARS	72,040	4	(65)
BRC	04/2019	ARS	62,388	$	1,448	47	0
	04/2019	BRL	21,078		5,557	176	0
	04/2019	IDR	39,796,869		2,797	14	0
	04/2019	$	2,657	BRL	10,545	36	0
	04/2019		7,979	JPY	882,100	0	(20)
CBK	04/2019	EUR	11,190	$	12,666	113	0
	04/2019	GBP	126,283		166,744	2,267	0
	04/2019	JPY	882,100		7,997	38	0
	04/2019	MXN	362,967		18,701	41	0
	04/2019	$	1,286	DKK	8,359	0	(30)
	04/2019		3,085	EUR	2,707	0	(49)
	04/2019		5,599	GBP	4,216	0	(108)
	04/2019		19,088	MXN	362,967	0	(428)
	05/2019	MXN	362,967	$	19,000	429	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2019	$	8,019	JPY	882,100	$0	$(35)
	06/2019	KRW	26,729,757	$	23,926	380	0
	06/2019	MXN	104,379		5,294	0	(11)
FBF	04/2019	ARS	7,763		179	0	0
	04/2019	$	196	ARS	7,763	0	(17)
GLM	04/2019	ARS	47,039	$	1,080	0	(4)
	04/2019	AUD	71,243		50,927	341	0
	04/2019	BRL	28,382		7,352	108	0
	04/2019	CLP	1,877,227		2,855	97	0
	04/2019	EUR	37,808		42,563	152	0
	04/2019	PLN	436		117	3	0
	04/2019	TRY	13,600		2,421	0	(18)
	04/2019	$	1,143	ARS	47,039	0	(58)
	04/2019		50,877	AUD	71,776	87	0
	04/2019		4,514	BRL	17,590	0	(22)
	04/2019		396	CNH	2,658	0	(1)
	04/2019		1,689	EUR	1,497	0	(10)
	04/2019		2,369	TRY	13,600	0	(8)
	05/2019	AUD	71,776	$	50,908	0	(88)
	05/2019	$	978	ARS	44,836	6	0
	06/2019	CNH	2,657	$	396	1	0
HUS	04/2019	BRL	10,545		2,657	0	(36)
	04/2019	CAD	51,111		38,734	487	0
	04/2019	CLP	3,769,939		5,733	193	0
	04/2019	IDR	79,101,434		5,550	14	(6)
	04/2019	MXN	54,830		2,874	49	0
	04/2019	RUB	180,780		2,791	48	0
	04/2019	TRY	1,811		325	7	0
	04/2019	$	2,726	BRL	10,545	0	(32)
	04/2019		2,791	CLP	1,900,600	2	0
	04/2019		14,180	MXN	272,988	0	(147)
	04/2019		4,894	TRY	27,099	0	(137)
	04/2019		8,310	ZAR	117,655	0	(162)
	05/2019		881	ARS	39,072	0	(46)
	05/2019	ZAR	2,456	$	179	9	0
	06/2019	MXN	2,238		113	0	(1)
	06/2019	RUB	285,791		4,274	0	(37)
	06/2019	$	9,393	INR	676,323	251	0
JPM	04/2019	AUD	533	$	376	0	(3)
	04/2019	BRL	17,590		4,514	21	0
	04/2019	EUR	69,883		79,766	1,375	0
	04/2019	$	4,677	BRL	17,590	0	(184)
	04/2019		14,536	CNH	100,320	386	0
	04/2019		1,206	GBP	908	0	(23)
	04/2019		2,491	TRY	13,870	0	(57)
	05/2019	EUR	149,291	$	168,067	160	0
	07/2019	$	1,270	DKK	8,360	0	(3)
	01/2020	BRL	18,446	$	4,795	189	0
MSB	05/2019	$	227	ARS	9,648	0	(15)
RYL	04/2019	CLP	5,640,199	$	8,359	73	(2)
	04/2019	EUR	34,614		39,152	324	0
	04/2019	IDR	78,929,480		5,538	12	(3)
	04/2019	$	2,800	CLP	1,900,600	0	(7)
	04/2019		2,780	IDR	39,464,740	0	(9)
SCX	04/2019	NZD	78,746	$	54,149	523	0
	04/2019	$	159,257	GBP	120,295	0	(2,579)
	04/2019		53,518	NZD	78,746	108	0
	05/2019	GBP	120,295	$	159,498	2,576	0
	05/2019	NZD	78,746		53,546	0	(110)

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2019	TWD	827,193	$	26,892	$8	$0
	06/2019	$	26,652	IDR	380,408,839	0	(271)
SOG	04/2019	CNH	102,978	$	14,700	0	(617)
TOR	06/2019	$	27,246	COP	85,273,374	0	(597)
UAG	04/2019		38,071	CAD	51,111	177	0
	05/2019	CAD	51,111	$	38,100	0	(178)

Total Forward Foreign Currency Contracts						$11,477	$(6,617)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BRC	Put - OTC CDX.IG-31 5-Year Index	Buy	1.600%	04/17/2019	13,300	$2	$0
MYC	Put - OTC CDX.IG-31 5-Year Index	Buy	1.300	04/17/2019	219,400	33	0

						$35	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	02/20/2020	355,100	$1,571	$2,720
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/21/2020	350,400	1,426	2,689
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/26/2020	535,800	3,175	2,849
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/27/2020	168,700	1,141	899

							$7,313	$9,157

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	$72.500	04/03/2019	106,300	$4	$0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	73.000	05/06/2019	50,900	2	0
	Put - OTC Fannie Mae, TBA 4.000% due 04/01/2049	76.000	04/03/2019	142,500	6	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	70.000	05/06/2019	108,800	4	0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	71.000	05/06/2019	119,000	5	0

					$21	$0

Total Purchased Options					$7,369	$9,157

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC WTI-Brent Crude Spread June 2019 Futures	$7.000	04/29/2019	27	$(10)	$(15)
	Put - OTC WTI-Brent Crude Spread June 2019 Futures	10.000	04/29/2019	27	(10)	(2)

					$(20)	$(17)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150%	04/17/2019	27,200	$(28)	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	05/15/2019	13,200	(13)	(1)
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	11,300	(12)	0
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	13,300	(13)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	12,200	(12)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	13,800	(14)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	13,100	(13)	(1)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	19,400	(20)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	15,600	(17)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	13,700	(23)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	4,400	(8)	0

						$(173)	$(2)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount**	Premiums (Received)	Market Value
BPS	Floor - OTC CPURNSA	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021	85,000	$(863)	$0
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	312,700	(2,798)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	33,400	(431)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	31,400	(1,429)	(74)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	109,200	(1,234)	(2)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	40,600	(749)	(31)

						$(7,683)	$(107)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.521%	02/20/2020	151,900	$(1,571)	$(2,670)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.527	02/21/2020	149,900	(1,426)	(2,666)

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.338%	03/26/2020	110,900	$(1,530)	$(1,451)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.344	03/26/2020	110,900	(1,664)	(1,468)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.361	03/27/2020	70,500	(1,150)	(968)

							$(7,341)	$(9,223)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	344,200	$(267)	$(106)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$98.641	06/06/2019	29,200	$(70)	$(74)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.641	06/06/2019	29,200	(59)	(35)

					$(129)	$(109)

Total Written Options					$(15,613)	$(9,564)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CBOT Wheat July Futures	$524.750	Maturity	06/21/2019	405,000	$19	$228	$247	$0
	Pay	EURMARGIN 2Q19	8.600	Maturity	06/30/2019	34,800	(2)	15	13	0
	Pay	EURMARGIN 3Q19	8.250	Maturity	09/30/2019	2,100	0	0	0	0
	Receive	EURMARGIN 4Q19	6.080	Maturity	12/31/2019	8,700	0	2	2	0
	Receive	EURMARGIN CAL19	6.250	Maturity	12/31/2019	6,300	0	8	8	0
	Receive	EURMARGIN CAL20	10.000	Maturity	12/31/2020	109,404	(141)	52	0	(89)
	Receive	NAPGASFO J19	5.350	Maturity	04/30/2019	7,900	(21)	19	0	(2)
	Receive	PLATGOLD N9	410.750	Maturity	07/09/2019	14,500	0	(502)	0	(502)
CBK	Receive	Hard Red Winter Wheat July Futures	478.000	Maturity	06/21/2019	135,000	0	(54)	0	(54)
	Receive	MEHMID CAL20	1.840	Maturity	12/31/2021	76,800	(1)	32	31	0
GST	Receive	CBOT Corn December Futures	398.500	Maturity	11/22/2019	255,000	0	(34)	0	(34)
	Receive	CBOT Corn December Futures	398.750	Maturity	11/22/2019	135,000	0	(19)	0	(19)
	Receive	CBOT Corn December Futures	402.250	Maturity	11/22/2019	590,000	0	(102)	0	(102)
	Receive	CBOT Corn December Futures	403.250	Maturity	11/22/2019	290,000	0	(53)	0	(53)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	CBOT Wheat July Futures	$506.400	Maturity	06/21/2019	245,000	$0	$105	$105	$0
	Pay	CBOT Wheat July Futures	523.696	Maturity	06/21/2019	85,000	0	51	51	0
	Pay	CBOT Wheat July Futures	524.000	Maturity	06/21/2019	300,000	0	180	180	0
	Pay	CBOT Wheat July Futures	525.000	Maturity	06/21/2019	120,000	0	73	73	0
	Pay	CBOT Wheat July Futures	530.662	Maturity	06/21/2019	100,000	0	67	67	0
	Pay	CBOT Wheat July Futures	532.250	Maturity	06/21/2019	150,000	0	103	103	0
	Pay	CBOT Wheat July Futures	532.500	Maturity	06/21/2019	150,000	0	103	103	0
	Pay	CBOT Wheat July Futures	532.581	Maturity	06/21/2019	45,000	0	31	31	0
	Receive	COCL CAL19	5.300	Maturity	12/31/2019	37,800	(3)	(37)	0	(40)
	Pay	Cotton No. 2 December Futures	73.580	Maturity	11/08/2019	9,250,000	0	(169)	0	(169)
	Pay	EURMARGIN 3Q19	8.288	Maturity	09/30/2019	34,500	0	5	5	0
	Receive	EURMARGIN 4Q19	5.415	Maturity	12/31/2019	16,200	0	15	15	0
	Receive	EURMARGIN CAL19	7.050	Maturity	12/31/2019	69,300	(6)	44	38	0
	Receive	EURMARGIN CAL20	8.550	Maturity	12/31/2020	78,000	(5)	51	46	0
	Receive	KWW N9	15.750	Maturity	06/21/2019	205,000	0	(20)	0	(20)
	Receive	KWW N9	15.250	Maturity	06/21/2019	200,000	0	(21)	0	(21)
	Pay	MARSDUB 2H19	3.725	Maturity	12/31/2019	12,000	0	(20)	0	(20)
	Receive	MEHCL CAL19	2.650	Maturity	12/31/2019	33,600	(4)	54	50	0
	Pay	NAPGASFO J19	5.300	Maturity	04/30/2019	7,900	(2)	3	1	0
JPM	Receive	CBOT Corn December Futures	398.375	Maturity	11/22/2019	250,000	0	(34)	0	(34)
	Receive	CBOT Corn December Futures	398.500	Maturity	11/22/2019	135,000	0	(18)	0	(18)
	Pay	CBOT Soybean November Futures	948.000	Maturity	10/25/2019	250,000	0	71	71	0
	Pay	CBOT Soybean November Futures	953.688	Maturity	10/25/2019	290,000	0	99	99	0
	Pay	CBOT Wheat July Futures	502.500	Maturity	06/21/2019	140,000	0	54	54	0
	Pay	CBOT Wheat May Futures	511.000	Maturity	04/26/2019	145,000	0	77	77	0
	Receive	EURMARGIN 4Q19	5.350	Maturity	12/31/2019	10,800	0	11	11	0
	Receive	EURMARGIN CAL19	6.750	Maturity	12/31/2019	21,600	(8)	26	18	0
	Receive	EURMARGIN CAL20	8.980	Maturity	12/31/2020	996	0	0	0	0
	Receive	EURMARGIN CAL20	9.900	Maturity	12/31/2020	18,000	0	(13)	0	(13)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	9,600	0	(33)	0	(33)
	Receive	Hard Red Winter Wheat July Futures	479.375	Maturity	06/21/2019	135,000	0	(56)	0	(56)
	Receive	Hard Red Winter Wheat July Futures	501.500	Maturity	06/21/2019	65,000	0	(41)	0	(41)
	Receive	Hard Red Winter Wheat July Futures	504.500	Maturity	06/21/2019	65,000	0	(43)	0	(43)
	Receive	MARSDUB 2H19	5.650	Maturity	12/31/2019	12,000	0	43	43	0
MAC	Receive	COCL CAL19	5.380	Maturity	12/31/2019	30,600	(1)	(29)	0	(30)
	Receive	EURMARGIN 2H19	6.960	Maturity	12/31/2019	4,800	0	1	1	0
	Receive	EURMARGIN 2Q4Q19	6.630	Maturity	12/31/2019	39,600	0	37	37	0
	Pay	EURMARGIN 3Q19	8.260	Maturity	09/30/2019	8,700	0	1	1	0
	Receive	EURMARGIN 4Q19	5.400	Maturity	12/31/2019	8,100	0	8	8	0
	Receive	EURMARGIN CAL19	6.710	Maturity	12/31/2019	6,300	0	6	6	0
	Receive	EURMARGIN CAL19	8.500	Maturity	12/31/2019	2,700	0	1	1	0

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	EURMARGIN CAL20	$8.500	Maturity	12/31/2020	42,000	$0	$27	$27	$0
	Receive	EURMARGIN CAL20	8.950	Maturity	12/31/2020	21,600	0	4	4	0
	Receive	Hard Red Winter Wheat July Futures	515.500	Maturity	06/21/2019	150,000	0	(116)	0	(116)
	Receive	MEHCL CAL19	2.700	Maturity	12/31/2019	27,200	0	40	40	0
MYC	Receive	EURMARGIN 2H19	6.870	Maturity	12/31/2019	9,600	0	4	4	0
	Receive	EURMARGIN 2H19	6.970	Maturity	12/31/2019	9,600	0	3	3	0
	Receive	EURMARGIN 2H19	7.150	Maturity	12/31/2019	9,600	0	1	1	0
	Receive	EURMARGIN 2Q19	7.000	Maturity	06/30/2019	16,800	0	20	20	0
	Receive	EURMARGIN 2Q19	7.005	Maturity	06/30/2019	17,700	0	21	21	0
	Pay	EURMARGIN 2Q19	8.570	Maturity	06/30/2019	24,300	0	9	9	0
	Pay	EURMARGIN 2Q19	8.610	Maturity	06/30/2019	10,500	0	4	4	0
	Pay	EURMARGIN 2Q19	8.650	Maturity	06/30/2019	24,300	0	10	10	0
	Receive	EURMARGIN 2Q4Q19	6.580	Maturity	12/31/2019	3,600	0	4	4	0
	Pay	EURMARGIN 3Q19	8.220	Maturity	09/30/2019	8,550	0	1	1	0
	Pay	EURMARGIN 3Q19	8.250	Maturity	09/30/2019	8,550	0	1	1	0
	Pay	EURMARGIN 3Q19	9.590	Maturity	09/30/2019	13,800	0	3	3	0
	Receive	EURMARGIN 4Q19	6.000	Maturity	12/31/2019	10,500	0	4	4	0
	Receive	EURMARGIN 4Q19	6.060	Maturity	12/31/2019	24,300	0	7	7	0
	Receive	EURMARGIN CAL19	8.920	Maturity	12/31/2019	28,800	0	(2)	0	(2)
	Receive	EURMARGIN CAL20	8.520	Maturity	12/31/2020	16,800	0	10	10	0
	Receive	EURMARGIN CAL20	8.580	Maturity	12/31/2020	262,800	0	147	147	0
	Receive	EURMARGIN CAL20	8.860	Maturity	12/31/2020	9,600	0	3	3	0
	Receive	EURMARGIN CAL20	9.970	Maturity	12/31/2020	9,600	0	(8)	0	(8)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	24,000	0	(66)	0	(66)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	7,200	0	(24)	0	(24)

							$(175)	$485	$1,919	$(1,609)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.092%	$3,400	$29	$(17)	$12	$0
BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	10,700	104	(64)	40	0
BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	22,000	199	(117)	82	0
GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	3,000	25	(14)	11	0
HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	13,600	125	(74)	51	0

							$482	$(286)	$196	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Year ILS-TELBOR	1.998%	Annual	06/20/2028	ILS	10,600	$0	$148	$148	$0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		43,850	0	(37)	0	(37)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		9,430	0	120	120	0
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020		81,010	1	2	3	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		54,680	0	8	8	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		33,870	2	(30)	0	(28)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		17,060	(1)	179	178	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		860	0	7	7	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		7,240	0	101	101	0
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		27,220	0	(22)	0	(22)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		5,820	0	82	82	0
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020		41,810	0	(46)	0	(46)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		8,920	0	144	144	0
MYC	Receive	CPURNSA	1.788	Maturity	07/18/2026	$	34,900	0	(835)	0	(835)
	Receive	CPURNSA	1.810	Maturity	07/19/2026		29,700	0	(641)	0	(641)
	Receive	CPURNSA	1.800	Maturity	07/20/2026		24,200	0	(544)	0	(544)
	Receive	CPURNSA	1.805	Maturity	09/20/2026		5,600	0	(120)	0	(120)

								$2	$(1,484)	$791	$(2,273)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMTR Index	2,146,534	2.530% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	$366,414	$(94)	$(2,205)	$0	$(2,299)
	Receive	BCOMTR1 Index	3,208,789	2.550% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	238,754	0	(1,502)	0	(1,502)
CBK	Receive	BCOMTR Index	2,568,150	2.530% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	438,384	0	(2,754)	0	(2,754)
	Receive	CIXBSTR3 Index(10)	2,617,494	2.560% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	482,817	0	(3,038)	0	(3,038)
	Receive	CIXBXMB2 Index	869,429	0.170%	Monthly	02/14/2020	97,569	0	0	0	0
CIB	Receive	BCOMSK2 Index	202,946	0.200%	Monthly	02/14/2020	28,910	0	365	365	0
	Receive	PIMCODB Index(11)	721,305	0.000%	Monthly	02/14/2020	74,807	0	(81)	0	(81)
FBF	Receive	BCOMSK3 Index	207,661	0.180%	Monthly	02/14/2020	27,398	0	326	326	0
	Receive	BCOMTR Index	1,991,612	2.510% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	339,969	0	(2,133)	0	(2,133)
GST	Receive	BCOMF1T Index	1,865,957	2.550% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	633,021	0	(4,415)	0	(4,415)
	Receive	BCOMTR Index	688,905	2.540% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	117,596	48	(787)	0	(739)
	Receive	BCOMTR1 Index	1,241,015	2.550% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	226,987	0	(1,428)	0	(1,428)
	Receive	BCOMTR2Index	1,376,768	2.550% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	235,691	0	(1,459)	0	(1,459)
	Receive	CMDSKEWLS Index(12)	503,735	0.250%	Monthly	02/14/2020	94,194	0	389	389	0
JPM	Pay	BCOMTR Index	2,370,792	2.540% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/15/2020	404,695	0	2,544	2,544	0

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	JMABCT3E Index	373,952	0.150%	Monthly	02/14/2020	$43,139	$0	$65	$65	$0
	Receive	JMABDEWE Index(13)	106,401	0.300%	Monthly	02/14/2020	117,397	0	1,025	1,025	0
	Receive	JMABFNJ1 Index	40,821	0.350%	Monthly	02/14/2020	4,184	0	27	27	0
	Receive	JMABNIC2 Index(14)	342,066	0.170%	Monthly	02/14/2020	144,587	0	(587)	0	(587)
MAC	Receive	BCOMSK1 Index	197,591	0.170%	Monthly	02/14/2020	28,251	0	358	358	0
	Receive	BCOMSK4 Index	197,515	0.170%	Monthly	02/14/2020	23,469	0	284	284	0
	Receive	BCOMTR1 Index	1,172,285	2.540% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	111,532	0	(701)	0	(701)
	Receive	BCOMTR2 Index	2,714,376	2.540% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	244,558	0	(1,512)	0	(1,512)
	Receive	MQCP563E Index	66,203	0.950%	Monthly	02/14/2020	8,471	0	(7)	0	(7)
	Receive	PIMCODB Index	103,013	0.000%	Monthly	02/14/2020	10,690	0	(11)	0	(11)
MEI	Receive	BCOMTR Index	1,388,766	2.530% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	237,063	0	(1,489)	0	(1,489)
	Receive	BCOMTR1 Index	412,167	2.530% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	55,646	0	(350)	0	(350)
	Receive	BCOMTR2 Index	2,887,831	2.530% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	365,840	0	(2,214)	0	(2,214)
MYC	Receive	BCOMTR Index	1,328,772	2.520% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	226,822	0	(1,424)	0	(1,424)
	Receive	BCOMTR1 Index	1,747,155	2.560% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	330,513	0	(2,081)	0	(2,081)
RBC	Receive	RBCAEC0T Index(15)	1,140,832	2.510% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	66,277	0	(402)	0	(402)
	Receive	RBCAECP0 Index(16)	1,125,534	2.510% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	63,743	0	(386)	0	(386)
	Receive	RBCAECR1 Index	303,641	2.520% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	22,311	0	(151)	0	(151)
	Receive	RBCAECT0 Index	4,230,828	2.510% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	241,620	0	(1,464)	0	(1,464)
SOG	Receive	BCOMTR Index	123,328	2.540% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	21,035	0	(132)	0	(132)
	Receive	BCOMTR2 Index	3,306,863	2.550% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	205,045	0	(1,268)	0	(1,268)
UAG	Receive	BCOMTR Index	300,310	2.490% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	51,263	0	(321)	0	(321)

								$(46)	$(28,919)	$5,383	$(34,348)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GLM	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.760%	Maturity	04/29/2019	$	48,100	$0	$465	$465	$0
JPM	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.630%	Maturity	04/18/2019		12,900	0	239	239	0
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.700% (Federal Funds Rate plus a specified spread)	Maturity	04/10/2019		75,000	0	345	345	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.700% (Federal Funds Rate plus a specified spread)	Maturity	05/09/2019	$	50,000	$0	$77	$77	$0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	0.125%	Maturity	06/14/2019		50,000	0	116	116	0

									$0	$1,242	$1,242	$0

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(8)	7.023%	Maturity	07/29/2020	$16,068	$0	$848	$848	$0
JPM	Receive	GOLDLNPM Index(8)	3.861	Maturity	07/29/2020	14,351	0	(378)	0	(378)
	Receive	GOLDLNPM Index(8)	3.976	Maturity	07/29/2020	1,717	0	(47)	0	(47)
MYC	Pay	GOLDLNPM Index(8)	3.294	Maturity	07/17/2019	5,069	0	121	121	0
	Pay	GOLDLNPM Index(8)	3.240	Maturity	07/26/2019	5,079	0	118	118	0
	Pay	GOLDLNPM Index(8)	3.063	Maturity	10/08/2019	4,943	0	100	100	0
	Pay	GOLDLNPM Index(8)	1.960	Maturity	05/12/2020	2,893	0	22	22	0
	Receive	SLVRLND Index(8)	3.706	Maturity	07/09/2019	4,000	0	(64)	0	(64)
	Receive	SLVRLND Index(8)	7.317	Maturity	07/17/2019	3,401	0	(176)	0	(176)
	Receive	SLVRLND Index(8)	7.398	Maturity	07/26/2019	3,361	0	(175)	0	(175)
	Receive	SLVRLND Index(8)	7.023	Maturity	10/08/2019	3,264	0	(146)	0	(146)
	Receive	SLVRLND Index(8)	4.580	Maturity	05/12/2020	1,892	0	(28)	0	(28)
SOG	Pay	GOLDLNPM Index(8)	1.782	Maturity	06/08/2020	2,434	0	13	13	0
	Receive	SLVRLND Index(8)	4.410	Maturity	06/08/2020	1,548	0	(19)	0	(19)
	Receive	SPGCICP Index(8)	4.000	Maturity	07/26/2019	900	0	(8)	0	(8)

							$0	$181	$1,222	$(1,041)

Total Swap Agreements							$263	$(28,781)	$10,753	$(39,271)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$10	$0	$0	$10	$0	$0	$0	$0	$10	$0	$10
BOA	0	0	160	160	(171)	(1)	0	(172)	(12)	0	(12)
BPS	139	0	310	449	(277)	0	(4,394)	(4,671)	(4,222)	4,274	52
BRC	273	0	202	475	(20)	0	(37)	(57)	418	(460)	(42)
CBK	3,268	0	31	3,299	(661)	(1)	(5,846)	(6,508)	(3,209)	4,116	907
CIB	0	0	365	365	0	0	(81)	(81)	284	0	284
DUB	0	0	0	0	0	0	0	0	0	(10)	(10)
FAR	0	0	0	0	0	(109)	0	(109)	(109)	0	(109)
FBF	0	0	326	326	(17)	0	(2,133)	(2,150)	(1,824)	2,084	260
GLM	795	0	762	1,557	(209)	(74)	(28)	(311)	1,246	(2,510)	(1,264)
GST	0	0	2,116	2,116	0	0	(8,519)	(8,519)	(6,403)	7,283	880
HUS	1,060	0	133	1,193	(604)	0	(22)	(626)	567	(770)	(203)
JPM	2,131	0	4,417	6,548	(270)	(33)	(1,296)	(1,599)	4,949	(1,650)	3,299
MAC	0	0	767	767	0	0	(2,377)	(2,377)	(1,610)	2,059	449
MEI	0	0	0	0	0	0	(4,053)	(4,053)	(4,053)	4,043	(10)
MSB	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
MYC	0	9,157	1,151	10,308	0	(9,346)	(6,334)	(15,680)	(5,372)	(8,480)	(13,852)
RBC	0	0	0	0	0	0	(2,403)	(2,403)	(2,403)	2,427	24
RYL	409	0	0	409	(21)	0	0	(21)	388	(720)	(332)

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
SCX	$3,215	$0	$0	$3,215	$(2,960)	$0	$0	$(2,960)	$255	$(360)	$(105)
SOG	0	0	13	13	(617)	0	(1,427)	(2,044)	(2,031)	2,006	(25)
TOR	0	0	0	0	(597)	0	0	(597)	(597)	327	(270)
UAG	177	0	0	177	(178)	0	(321)	(499)	(322)	334	12

Total Over the Counter	$11,477	$9,157	$10,753	$31,387	$(6,617)	$(9,564)	$(39,271)	$(55,452)

(n)

Securities with an aggregate market value of $35,880 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)	YOY options may have a series of expirations.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(10)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	4.2%	$20,474
Arabica Coffee May 2019 Futures	2.2	10,491
Brent Crude July 2019 Futures	8.2	39,622
Copper May 2019 Futures	7.8	37,509
Corn May 2019 Futures	5.2	25,296
Cotton No. 02 May 2019 Futures	1.4	6,970
Gas Oil May 2019 Futures	2.8	13,500
Gold 100 oz. June 2019 Futures	11.7	56,731
Hard Red Winter Wheat May 2019 Futures	1.1	5,091
Lean Hogs June 2019 Futures	2.5	12,177
Live Cattle June 2019 Futures	3.8	18,189
New York Harbor ULSD May 2019 Futures	2.3	11,064

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Nickel May 2019 Futures	3.0%	$14,502
NYMEX - Natural Gas May 2019 Futures	7.4	35,552
RBOB Gasoline May 2019 Futures	3.0	14,681
Silver May 2019 Futures	3.6	17,163
Soybean Meal May 2019 Futures	3.1	15,077
Soybean Oil May 2019 Futures	2.9	14,212
Soybeans May 2019 Futures	5.5	26,534
Sugar No. 11 May 2019 Futures	3.0	14,354
Wheat May 2019 Futures	2.7	12,805
WTI Crude May 2019 Futures	9.0	43,424
Zinc May 2019 Futures	3.6	17,399

Total Long Futures Contracts		$482,817

Total Notional Amount		$482,817

(11)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	2.0%	$1,487
Brent Crude July 2019 Futures	9.5	7,081
Brent Crude September 2019 Futures	2.9	2,159
Cocoa May 2019 Futures	0.1	65
Copper May 2019 Futures	1.4	1,080
Copper September 2019 Futures	3.9	2,937
Corn May 2019 Futures	1.2	863
Cotton No. 02 December 2019 Futures	2.0	1,476
Cotton No. 02 May 2019 Futures	0.3	192
Gas Oil May 2019 Futures	3.5	2,624
Gas Oil September 2019 Futures	1.5	1,121
Hard Red Winter Wheat May 2019 Futures	0.6	443
Lead September 2019 Futures	3.1	2,340
Lean Hogs August 2019 Futures	4.1	3,050
Live Cattle August 2019 Futures	5.6	4,228
Live Cattle June 2019 Futures	0.3	237
New York Harbor ULSD May 2019 Futures	7.0	5,265
New York Harbor ULSD September 2019 Futures	1.5	1,093

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Nickel May 2019 Futures	1.1%	$833
NYMEX - Natural Gas May 2019 Futures	3.3	2,471
NYMEX - Natural Gas September 2019 Futures	9.6	7,185
Platinum July 2019 Futures	0.3	219
RBOB Gasoline May 2019 Futures	7.3	5,475
RBOB Gasoline September 2019 Futures	2.9	2,166
Silver May 2019 Futures	0.9	653
Soybean Meal May 2019 Futures	1.5	1,103
Soybean Oil May 2019 Futures	1.5	1,108
Soybeans May 2019 Futures	1.4	1,098
Wheat May 2019 Futures	0.8	594
WTI Crude May 2019 Futures	7.3	5,495
WTI Crude September 2019 Futures	1.5	1,139
Zinc September 2019 Futures	3.3	2,444

Total Long Futures Contracts		$69,724

Cash	6.8%	$5,083

Total Notional Amount		$74,807

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

(12)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude June 2019 Futures	10.1%	$8,891
Gas Oil May 2019 Futures	1.5	1,402
New York Harbor ULSD May 2019 Futures	6.2	5,870
RBOB Gasoline May 2019 Futures	6.6	6,216
WTI Crude May 2019 Futures	9.9	9,310

Total Long Futures Contracts		$31,689

Cash	33.3%	$31,411

		$63,100

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	8.1%	$7,653
Copper May 2019 Futures	5.7	5,358
Lean Hogs June 2019 Futures	4.6	4,359
Live Cattle June 2019 Futures	4.8	4,538
Nickel May 2019 Futures	2.2	2,071
Wheat May 2019 Futures	4.9	4,628
Zinc May 2019 Futures	2.7	2,487

Total Short Futures Contracts		$31,094

		$94,194

(13)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude June 2019 Futures	10.4%	$12,212
LME - Copper May 2019 Futures	2.4	2,800
Nickel May 2019 Futures	2.4	2,768
RBOB Gasoline May 2019 Futures	4.6	5,350
Soybean Meal May 2019 Futures	5.8	6,867
Soybeans May 2019 Futures	8.0	9,401

Total Long Futures Contracts		$39,398

Cash	33.4%	$39,238

		$78,636

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	2.4%	$2,759
Arabica Coffee May 2019 Futures	1.3	1,444
Cocoa May 2019 Futures	1.2	1,455
Corn May 2019 Futures	5.9	6,546
ICE - Natural Gas May 2019 Futures	2.1	2,493
Lean Hogs June 2019 Futures	1.2	1,389
New York Harbor ULSD May 2019 Futures	9.1	10,599
NYMEX - Natural Gas May 2019 Futures	1.9	2,504
Wheat May 2019 Futures	5.8	6,767
Zinc May 2019 Futures	2.4	2,805

Total Short Futures Contracts		$38,761

		$117,397

(14)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2019 Futures	15.0%	$21,713
Copper July 2019 Futures	10.0	14,532
Gas Oil July 2019 Futures	6.1	8,751
Gold 100 oz. August 2019 Futures	12.7	18,419
Lean Hogs July 2019 Futures	1.2	1,705
Live Cattle August 2019 Futures	2.2	3,110
New York Harbor ULSD July 2019 Futures	6.0	8,619
Nickel July 2019 Futures	9.9	14,277

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline July 2019 Futures	8.7%	$12,602
Silver July 2019 Futures	3.9	5,583
Soybean Meal July 2019 Futures	6.8	9,899
Soybeans July 2019 Futures	15.6	22,591
Sugar No. 11 July 2019 Futures	1.9	2,786

Total Long Futures Contracts		$144,587

Total Notional Amount		$144,587

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(15)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	4.2%	$2,811
Arabica Coffee May 2019 Futures	2.2	1,440
Brent Crude July 2019 Futures	8.2	5,439
Copper May 2019 Futures	7.8	5,149
Corn May 2019 Futures	5.2	3,472
Cotton No. 02 May 2019 Futures	1.4	957
Gas Oil May 2019 Futures	2.8	1,853
Gold 100 oz. June 2019 Futures	11.7	7,787
Hard Red Winter Wheat May 2019 Futures	1.1	699
Lean Hogs June 2019 Futures	2.5	1,672
Live Cattle June 2019 Futures	3.8	2,497
New York Harbor ULSD May 2019 Futures	2.3	1,519

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Nickel May 2019 Futures	3.0%	$1,991
NYMEX - Natural Gas May 2019 Futures	7.4	4,880
RBOB Gasoline May 2019 Futures	3.0	2,015
Silver May 2019 Futures	3.6	2,356
Soybean Meal May 2019 Futures	3.1	2,070
Soybean Oil May 2019 Futures	2.9	1,951
Soybeans May 2019 Futures	5.5	3,642
Sugar No. 11 May 2019 Futures	3.0	1,970
Wheat May 2019 Futures	2.7	1,758
WTI Crude May 2019 Futures	9.0	5,961
Zinc May 2019 Futures	3.6	2,388

Total Long Futures Contracts		$66,277

Total Notional Amount		$66,277

(16)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	4.2%	$2,703
Arabica Coffee May 2019 Futures	2.2	1,385
Brent Crude July 2019 Futures	8.2	5,231
Copper May 2019 Futures	7.8	4,952
Corn May 2019 Futures	5.2	3,340
Cotton No. 02 May 2019 Futures	1.4	920
Gas Oil May 2019 Futures	2.8	1,782
Gold 100 oz. June 2019 Futures	11.8	7,490
Hard Red Winter Wheat May 2019 Futures	1.1	672
Lean Hogs June 2019 Futures	2.5	1,608
Live Cattle June 2019 Futures	3.8	2,401
New York Harbor ULSD May 2019 Futures	2.3	1,461

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Nickel May 2019 Futures	3.0%	$1,915
NYMEX - Natural Gas May 2019 Futures	7.3	4,694
RBOB Gasoline May 2019 Futures	3.0	1,938
Silver May 2019 Futures	3.6	2,266
Soybean Meal May 2019 Futures	3.1	1,990
Soybean Oil May 2019 Futures	2.9	1,876
Soybeans May 2019 Futures	5.5	3,503
Sugar No. 11 May 2019 Futures	3.0	1,895
Wheat May 2019 Futures	2.7	1,691
WTI Crude May 2019 Futures	9.0	5,733
Zinc May 2019 Futures	3.6	2,297

Total Long Futures Contracts		$63,743

Total Notional Amount		$63,743

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$1,128	$0	$0	$0	$20	$1,148
Futures	4,361	0	0	0	4,029	8,390
Swap Agreements	0	2	0	0	2,864	2,866

	$5,489	$2	$0	$0	$6,913	$12,404

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,477	$0	$11,477
Purchased Options	0	0	0	0	9,157	9,157
Swap Agreements	8,524	196	0	0	2,033	10,753

	$8,524	$196	$0	$11,477	$11,190	$31,387

	$14,013	$198	$0	$11,477	$18,103	$43,791

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$2,239	$0	$0	$0	$90	$2,329
Futures	2,696	0	0	0	2,500	5,196
Swap Agreements	0	307	0	0	3,364	3,671

	$4,935	$307	$0	$0	$5,954	$11,196

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,617	$0	$6,617
Written Options	17	2	0	0	9,545	9,564
Swap Agreements	36,998	0	0	0	2,273	39,271

	$37,015	$2	$0	$6,617	$11,818	$55,452

	$41,950	$309	$0	$6,617	$17,772	$66,648

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(402)	$0	$0	$0	$(193)	$(595)
Written Options	2,736	0	0	0	3,512	6,248
Futures	14,541	0	0	0	(26,981)	(12,440)
Swap Agreements	0	(3,802)	0	0	1,328	(2,474)

	$16,875	$(3,802)	$0	$0	$(22,334)	$(9,261)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$84,002	$0	$84,002
Purchased Options	0	(27)	0	(8)	(2,190)	(2,225)
Written Options	13	1,644	0	604	1,453	3,714
Swap Agreements	(400,646)	1,454	0	0	3,126	(396,066)

	$(400,633)	$3,071	$0	$84,598	$2,389	$(310,575)

	$(383,758)	$(731)	$0	$84,598	$(19,945)	$(319,836)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(97)	$0	$0	$0	$(61)	$(158)
Written Options	(382)	0	0	0	71	(311)
Futures	(14,828)	0	0	0	(698)	(15,526)
Swap Agreements	0	400	0	0	(12,308)	(11,908)

	$(15,307)	$400	$0	$0	$(12,996)	$(27,903)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,513	$0	$13,513
Purchased Options	0	(36)	0	0	2,657	2,621
Written Options	3	(96)	0	0	(1,596)	(1,689)
Swap Agreements	(54,370)	(1,935)	0	0	3,771	(52,534)

	$(54,367)	$(2,067)	$0	$13,513	$4,832	$(38,089)

	$(69,674)	$(1,667)	$0	$13,513	$(8,164)	$(65,992)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$180,828	$0	$180,828
Industrials	0	29,429	0	29,429
Specialty Finance	0	19,960	0	19,960
Utilities	0	45,452	0	45,452
U.S. Government Agencies	0	732,385	0	732,385
U.S. Treasury Obligations	0	4,975,223	0	4,975,223
Non-Agency Mortgage-Backed Securities	0	141,133	0	141,133
Asset-Backed Securities	0	250,918	0	250,918
Sovereign Issues	0	544,800	0	544,800
Short-Term Instruments
Repurchase Agreements	0	2,751	0	2,751
U.S. Treasury Bills	0	8,761	0	8,761
	$0	$6,931,640	$0	$6,931,640

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$111,433	$0	$0	$111,433
Total Investments	$111,433	$6,931,640	$0	$7,043,073

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(125,780)	$0	$(125,780)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9,518	2,886	0	12,404
Over the counter	0	31,387	0	31,387
	$9,518	$34,273	$0	$43,791

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(7,435)	$(3,761)	$0	$(11,196)
Over the counter	0	(55,452)	0	(55,452)
	$(7,435)	$(59,213)	$0	$(66,648)
Total Financial Derivative Instruments	$2,083	$(24,940)	$0	$(22,857)
Totals	$113,516	$6,780,920	$0	$6,894,436

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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March 31, 2019

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

ANNUAL REPORT	MARCH 31, 2019	59

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2019

December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price

ANNUAL REPORT	MARCH 31, 2019	61

Notes to Financial Statements (Cont.)

determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2019

has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	MARCH 31, 2019	63

Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$249	$3,448,536	$(3,337,400)	$37	$11	$111,433	$1,436	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

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Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks

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Notes to Financial Statements (Cont.)

including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the

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Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase

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Notes to Financial Statements (Cont.)

agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk

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arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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Notes to Financial Statements (Cont.)

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit

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Notes to Financial Statements (Cont.)

default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or

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disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or

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Notes to Financial Statements (Cont.)

underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement

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outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by

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Notes to Financial Statements (Cont.)

which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

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Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback

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Notes to Financial Statements (Cont.)

transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

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investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

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Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2019, the amount was $8,371,753. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$7,422	$44,373

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against

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Notes to Financial Statements (Cont.)

the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$18,215,182	$20,270,356	$660,189	$696,224

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	183,731	$1,152,442	262,176		$1,763,118

I-2	49,733	322,734	47,629		319,339

I-3	1,251	8,032	0		0

Administrative Class	2,751	17,223	4,263		28,247

Class D	0	0	7,590		49,932

Class A	12,671	78,791	49,153	(a)	324,006	(a)

Class C	953	5,606	1,050		6,566

Class R	837	5,043	1,403		9,028

Issued as reinvestment of distributions

Institutional Class	41,148	255,197	53,093		348,112

I-2	3,921	24,648	4,420		28,875

I-3	30	181	0		0

Administrative Class	547	3,354	891		5,731

Class D	0	0	2,634		16,887

Class A	3,253	19,783	2,603		16,659

Class C	335	1,937	591		3,600

Class R	304	1,805	450		2,825

86	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2019

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Cost of shares redeemed

Institutional Class	(268,840)	$(1,670,591)	(282,600)		$(1,884,557)

I-2	(81,703)	(512,092)	(44,887)		(298,969)

I-3	(689)	(4,121)	0		0

Administrative Class	(6,134)	(38,470)	(5,822)		(38,463)

Class D	0	0	(52,107	)(a)	(343,026	)(a)

Class A	(30,670)	(188,451)	(19,057)		(124,743)

Class C	(3,439)	(19,777)	(8,378)		(53,432)

Class R	(2,106)	(12,650)	(1,935)		(12,434)

Net increase (decrease) resulting from Fund share transactions	(92,116)	$(549,376)	23,160		$167,301

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 33,594 Class D shares in the amount of $221,553 converted into Class A shares of the Fund.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on August 1, 2006, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary, LLC as of period end represented 24.2% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2019	87

Notes to Financial Statements (Cont.)

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of

88	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2019

its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO CommodityRealReturn Strategy Fund®	$87,087	$0	$(112,092)	$0	$(568,881)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn Strategy Fund®	$149,247	$419,634

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	89

Notes to Financial Statements (Cont.)

March 31, 2019

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommodityRealReturn Strategy Fund®	$6,977,925	$170,669	$(284,936)	$(114,267)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, sale/buyback transactions, treasury inflation protected securities deflationary (TIPS) ,unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommodityRealReturn Strategy Fund®	$334,768	$0	$0	$464,014	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO CommodityRealReturn Strategy Fund®

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommodityRealReturn Strategy Fund® and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related consolidated statements of operations and cash flows for the year ended March 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period ended March 31, 2019 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2019	91

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOM	Bank of Montreal	JPS	JP Morgan Securities, Inc.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MAC	Macquarie Bank Limited
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
CIB	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RCY	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RYL	Royal Bank of Scotland PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GRE	RBS Securities, Inc.	TOR	Toronto Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
NYMEX	New York Mercantile Exchange

92	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	JMABCT3E	J.P. Morgan Custom Commodity Index
BADLARPP	Argentina Badlar Floating Rate Notes	JMABDEWE	J.P. Morgan Custom Commodity Index
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	JMABFNJ1	J.P. Morgan Custom Commodity Index
BCOMSK	Bloomberg Commodity Index	JMABNIC	J.P. Morgan Nic Custom Index
BCOMTR	Bloomberg Commodity Index Total Return	KWW	Kontakt Kommunales Wasserwerk
BRENT	Brent Crude	LLS	Light Louisiana Sweet Crude
CDX.HY	Credit Derivatives Index - High Yield	MARSDUB	Mars (Argus) vs. Calendar Dubai
CDX.IG	Credit Derivatives Index - Investment Grade	MEHCL	Custom Commodity Forward Index
CIXBSTR3	Custom Commodity Index	MEHMID	Custom Commodity Forward Index
CIXBXMB	Custom Commodity Index	MQCP563E	Macquarie MQCP563E Custom Commodity Index
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	NAPGASFO	Naphtha Fuel Oil Spread
COCL	ICE BofAML Large Cap Contingent Capital Index	PIMCODB	PIMCO Custom Commodity Basket
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	PLATGOLD	Platinum-Gold Spread
CPTFEMU	Eurozone HICP ex-Tobacco Index	RBCAEC	Custom Commodity Forward Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SLVRLND	London Silver Market Fixing Ltd.
EURMARGIN	European Refined Margin	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	UKRPI	United Kingdom Retail Prices Index
FRCPXTOB	France Consumer Price ex-Tobacco Index	ULSD	Ultra-Low Sulfur Diesel
GOLDLNPM	London Gold Market Fixing Ltd. PM	US0001M	1 Month USD Swap Rate
ISDA	International Swaps and Derivatives Association, Inc.	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BBR	Bank Bill Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TELBOR	Tel Aviv Inter-Bank Offered Rate
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
NCUA	National Credit Union Administration	YOY	Year-Over-Year

ANNUAL REPORT	MARCH 31, 2019	93

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO CommodityRealReturn Strategy Fund®	0.00%	0.00%	$31,770	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	95

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	97

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

98	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	99

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3012AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO Emerging Markets Local Currency and Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(a)	Prior to January 8, 2019 the PIMCO Emerging Markets Local Currency and Bond Fund was named the PIMCO Emerging Local Bond Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Local Currency and Bond Fund (formerly, PIMCO Emerging Local Bond Fund) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s

4	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Emerging Markets Local Currency and Bond Fund	12/29/06	12/29/06	05/30/08	04/27/18	07/31/07	07/31/07	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements.

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

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ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Emerging Markets Local Currency and Bond Fund

Cumulative Return Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Markets Local Currency and Bond Fund Institutional Class	(9.02)%	(1.15)%	4.36%	3.20%
PIMCO Emerging Markets Local Currency and Bond Fund I-2	(9.11)%	(1.25)%	4.26%	3.09%
PIMCO Emerging Markets Local Currency and Bond Fund I-3	(9.14)%	(1.29)%	4.20%	3.05%
PIMCO Emerging Markets Local Currency and Bond Fund Class A	(9.38)%	(1.57)%	3.90%	2.76%
PIMCO Emerging Markets Local Currency and Bond Fund Class A (adjusted)	(12.83)%	(2.32)%	3.51%	2.44%
PIMCO Emerging Markets Local Currency and Bond Fund Class C	(10.06)%	(2.30)%	3.13%	2.00%
PIMCO Emerging Markets Local Currency and Bond Fund Class C (adjusted)	(10.91)%	(2.30)%	3.13%	2.00%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	(7.58)%	(0.76)%	4.38%	4.00%
Lipper Emerging Markets Local Currency Debt Funds Average	(7.29)%	(0.64)%	3.68%	3.21%

All Fund returns are net of fees and expenses.

Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.92% for the Institutional Class shares, 1.02% for I-2 shares, 1.12% for I-3 shares, 1.32% for Class A shares, and 2.07% for Class C shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Institutional Class - PELBX	I-2 - PELPX	I-3 - PELNX
Class A - PELAX	Class C - PELCX

Geographic Breakdown as of 03/31/2019†§

United States‡	13.1%
South Africa	9.5%
Colombia	8.4%
Peru	7.9%
Brazil	7.2%
Poland	6.7%
Hungary	5.9%
Russia	5.4%
Malaysia	4.8%
Indonesia	4.2%
Turkey	3.5%
Czech Republic	2.2%
Germany	2.0%
Mexico	1.8%
Thailand	1.8%
Supranational	1.5%
Argentina	1.3%
Other	6.4%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Local Currency and Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to Hungarian local markets contributed to performance.

»	Overweight exposure to Peruvian local markets from November 2018 to March 2019 contributed to performance.
»	Underweight exposure to Brazilian local markets from September 2018 to October 2018 detracted from performance.

»	Overweight exposure to South African local markets from May 2018 to March 2019 detracted from performance.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO Emerging Markets Local Currency and Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,053.10	$4.76	$1,000.00	$1,020.29	$4.68	0.93%
I-2	1,000.00	1,052.60	5.27	1,000.00	1,019.80	5.19	1.03
I-3	1,000.00	1,052.40	5.53	1,000.00	1,019.55	5.44	1.08
Class A	1,000.00	1,051.10	6.80	1,000.00	1,018.30	6.69	1.33
Class C	1,000.00	1,047.20	10.62	1,000.00	1,014.56	10.45	2.08

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Benchmark Descriptions

Index*	Benchmark Description

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$7.83	$0.41	$(1.12)	$(0.71)	$0.00	$0.00	$(0.42)	$(0.42)

03/31/2018	7.37	0.46	0.47	0.93	(0.30)	0.00	(0.17)	(0.47)

03/31/2017	7.21	0.41	0.16	0.57	(0.00)	0.00	(0.41)	(0.41)

03/31/2016	7.92	0.33	(0.68)	(0.35)	0.00	0.00	(0.36)	(0.36)

03/31/2015	9.39	0.42	(1.44)	(1.02)	0.00	0.00	(0.45)	(0.45)

I-2

03/31/2019	7.83	0.41	(1.13)	(0.72)	0.00	0.00	(0.41)	(0.41)

03/31/2018	7.37	0.46	0.46	0.92	(0.29)	0.00	(0.17)	(0.46)

03/31/2017	7.21	0.40	0.17	0.57	(0.00)	0.00	(0.41)	(0.41)

03/31/2016	7.92	0.33	(0.69)	(0.36)	0.00	0.00	(0.35)	(0.35)

03/31/2015	9.39	0.41	(1.44)	(1.03)	0.00	0.00	(0.44)	(0.44)

I-3

04/27/2018 - 03/31/2019	7.59	0.38	(0.90)	(0.52)	0.00	0.00	(0.37)	(0.37)

Class A

03/31/2019	7.83	0.38	(1.12)	(0.74)	0.00	0.00	(0.39)	(0.39)

03/31/2018	7.37	0.44	0.46	0.90	(0.27)	0.00	(0.17)	(0.44)

03/31/2017	7.21	0.38	0.16	0.54	(0.00)	0.00	(0.38)	(0.38)

03/31/2016	7.92	0.30	(0.68)	(0.38)	0.00	0.00	(0.33)	(0.33)

03/31/2015	9.39	0.39	(1.45)	(1.06)	0.00	0.00	(0.41)	(0.41)

Class C

03/31/2019	7.83	0.33	(1.12)	(0.79)	0.00	0.00	(0.34)	(0.34)

03/31/2018	7.37	0.37	0.48	0.85	(0.22)	0.00	(0.17)	(0.39)

03/31/2017	7.21	0.32	0.17	0.49	(0.00)	0.00	(0.33)	(0.33)

03/31/2016	7.92	0.25	(0.69)	(0.44)	0.00	0.00	(0.27)	(0.27)

03/31/2015	9.39	0.32	(1.45)	(1.13)	0.00	0.00	(0.34)	(0.34)

*	Annualized
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.60%.

12	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.70	(9.02)%	$3,071,046	0.94%		0.94%		0.90%		0.90%		6.06%		107%

7.83	13.02	4,053,891	0.92		0.92		0.90		0.90		6.11		75

7.37	8.23	3,762,136	0.91		0.91		0.90		0.90		5.61		64

7.21	(4.30)	4,828,418	0.90		0.90		0.90		0.90		4.56		58

7.92	(11.37)	7,582,732	0.90		0.90		0.90		0.90		4.62		60

6.70	(9.11)	79,666	1.04		1.04		1.00		1.00		5.97		107

7.83	12.91	102,801	1.02		1.02		1.00		1.00		6.06		75

7.37	8.12	71,269	1.01		1.01		1.00		1.00		5.50		64

7.21	(4.40)	109,314	1.00		1.00		1.00		1.00		4.46		58

7.92	(11.46)	206,380	1.00		1.00		1.00		1.00		4.54		60

6.70	(6.76)	6,688	1.09	*	1.14	*	1.05	*	1.10	*	6.08	*	107

6.70	(9.38)	66,424	1.34		1.34		1.30		1.30		5.66		107

7.83	12.57	89,979	1.32		1.32		1.30		1.30		5.75		75

7.37	7.77	41,763	1.34	(c)	1.34	(c)	1.33	(c)	1.33	(c)	5.18		64

7.21	(4.73)	48,860	1.35		1.35		1.35		1.35		4.12		58

7.92	(11.77)	82,985	1.35		1.35		1.35		1.35		4.20		60

6.70	(10.06)	12,624	2.09		2.09		2.05		2.05		4.91		107

7.83	11.74	19,403	2.07		2.07		2.05		2.05		4.95		75

7.37	6.97	20,796	2.09	(c)	2.09	(c)	2.08	(c)	2.08	(c)	4.44		64

7.21	(5.45)	23,905	2.10		2.10		2.10		2.10		3.37		58

7.92	(12.43)	41,587	2.10		2.10		2.10		2.10		3.45		60

ANNUAL REPORT	MARCH 31, 2019	13

Statement of Assets and Liabilities PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$3,143,545
Investments in Affiliates	168,491

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,266
Over the counter	56,570
Cash	5,379
Deposits with counterparty	18,122
Foreign currency, at value	60,241
Receivable for investments sold	10,886
Receivable for TBA investments sold	59,678
Receivable for Fund shares sold	11,533
Interest and/or dividends receivable	59,367
Dividends receivable from Affiliates	153
Reimbursement receivable from PIMCO	1

Total Assets	3,596,232

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$8,387

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,469
Over the counter	57,775
Payable for investments purchased	95,163
Payable for investments in Affiliates purchased	153
Payable for TBA investments purchased	149,217
Payable for unfunded loan commitments	4,500
Deposits from counterparty	30,371
Payable for Fund shares redeemed	5,402
Distributions payable	1,158
Accrued investment advisory fees	1,263
Accrued supervisory and administrative fees	1,281
Accrued distribution fees	8
Accrued servicing fees	17
Accrued taxes payable	424
Other liabilities	1,196

Total Liabilities	359,784

Net Assets	$3,236,448

Net Assets Consist of:

Paid in capital	$3,890,056
Distributable earnings (accumulated loss)	(653,608)

Net Assets	$3,236,448

Cost of investments in securities	$3,533,622
Cost of investments in Affiliates	$168,491
Cost of foreign currency held	$60,460
Proceeds received on short sales	$8,529
Cost or premiums of financial derivative instruments, net	$(4,861)

* Includes repurchase agreements of:	$5,869

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Net Assets:

Institutional Class	$3,071,046
I-2	79,666
I-3	6,688
Class A	66,424
Class C	12,624

Shares Issued and Outstanding:

Institutional Class	458,280
I-2	11,888
I-3	998
Class A	9,912
Class C	1,884

Net Asset Value Per Share Outstanding:

Institutional Class	$6.70
I-2	6.70
I-3	6.70
Class A	6.70
Class C	6.70

ANNUAL REPORT	MARCH 31, 2019	15

Statement of Operations PIMCO Emerging Markets Local Currency and Bond Fund

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$244,035
Dividends from Investments in Affiliates	5,466
Total Income	249,501

Expenses:

Investment advisory fees	16,064
Supervisory and administrative fees	16,275
Distribution and/or servicing fees - Administrative Class(a)	5
Distribution fees - Class C	107
Servicing fees - Class A	189
Servicing fees - Class C	36
Trustee fees	22
Interest expense	1,298
Miscellaneous expense	1
Total Expenses	33,997
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	33,996

Net Investment Income (Loss)	215,505

Net Realized Gain (Loss):

Investments in securities	(318,372)
Investments in Affiliates	86
Exchange-traded or centrally cleared financial derivative instruments	(4,854)
Over the counter financial derivative instruments	(52,590)
Foreign currency	(6,184)

Net Realized Gain (Loss)	(381,914)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(211,834)
Investments in Affiliates	(14)
Exchange-traded or centrally cleared financial derivative instruments	(19,759)
Over the counter financial derivative instruments	12,818
Foreign currency assets and liabilities	(3,598)

Net Change in Unrealized Appreciation (Depreciation)	(222,387)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(388,796)

* Foreign tax withholdings	$3,245

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on October 31, 2018.

16	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2019		Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$215,505		$250,087
Net realized gain (loss)	(381,914)		59,841
Net change in unrealized appreciation (depreciation)	(222,387)		191,603

Net Increase (Decrease) in Net Assets Resulting from Operations	(388,796)		501,531

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	0		(156,847)
I-2	0		(2,770)
I-3	0		0
Administrative Class	0	(a)	(225)
Class D	0		(1,168	)(b)
Class A	0		(1,755)
Class C	0		(554)

Tax basis return of capital
Institutional Class	(208,924)		(88,034)
I-2	(4,431)		(1,575)
I-3	(96)		0
Administrative Class	(124	)(a)	(140)
Class D	0		(737	)(b)
Class A	(4,348)		(1,084)
Class C	(714)		(440)

Total Distributions(c)	(218,637)		(255,329)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(426,447)		85,965

Total Increase (Decrease) in Net Assets	(1,033,880)		332,167

Net Assets:

Beginning of year	4,270,328		3,938,161
End of year	$3,236,448		$4,270,328

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(b)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	17

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.1%

ARGENTINA 1.4%

SOVEREIGN ISSUES 1.4%

Argentina Government International Bond
4.000% due 03/06/2020	ARS	12,730	$420
45.325% (BADLARPP + 3.250%) due 03/01/2020 ~		1,600	37
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~		644,737	14,454
49.153% (BADLARPP) due 10/04/2022 ~		45,806	1,786
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		868,798	22,356

Autonomous City of Buenos Aires Argentina
0.000% due 03/29/2024 •		187,600	3,869

Provincia de Buenos Aires
45.784% due 05/31/2022 •		33,884	718
46.320% due 12/06/2019 •		17,900	408

Total Argentina (Cost $85,884)			44,048

BRAZIL 7.4%

CORPORATE BONDS & NOTES 1.0%

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		$360	371

Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		1,000	1,030
6.875% due 07/30/2019		800	809

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (e)(g)		1,580	16

Petrobras Global Finance BV
6.125% due 01/17/2022		3,359	3,554
8.375% due 05/23/2021		715	787

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	96,600	25,906

			32,473

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$22,700	22,536

SOVEREIGN ISSUES 5.7%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	75,275	18,324

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		273,400	72,932
10.000% due 01/01/2023		185,200	50,001
10.000% due 01/01/2025		107,100	29,027

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.000% due 01/01/2027	BRL	46,700	$12,659

			182,943

Total Brazil (Cost $239,339)			237,952

CAYMAN ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		$364	360

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (b)		843	525

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		2,061	1,973

Sunac China Holdings Ltd.
8.350% due 04/19/2023		2,100	2,155

Total Cayman Islands (Cost $5,776)			5,013

CHILE 0.4%

SOVEREIGN ISSUES 0.4%

Bonos de la Tesoreria de la Republica
4.500% due 10/15/2023	CLP	1,929,603	3,287

Bonos de la Tesoreria de la Republica en Pesos
5.000% due 03/01/2035		5,615,000	8,924

Total Chile (Cost $12,156)			12,211

COLOMBIA 8.6%

CORPORATE BONDS & NOTES 1.3%

Banco Davivienda S.A.
7.500% due 10/24/2022	COP	27,700,000	8,919

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024		2,432,000	770
8.375% due 02/01/2021		33,798,000	10,796
8.375% due 11/08/2027		66,377,000	21,190

			41,675

SOVEREIGN ISSUES 7.3%

Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	7,614

Colombia Government International Bond
4.375% due 03/21/2023		1,580,000	476
7.750% due 04/14/2021		17,532,000	5,753
9.850% due 06/28/2027		10,938,000	4,240

Colombian TES
6.000% due 04/28/2028		135,080,900	41,196
6.250% due 11/26/2025		116,036,800	36,784
7.000% due 06/30/2032		77,981,300	24,891
7.500% due 08/26/2026		22,872,300	7,745

18	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 09/18/2030	COP	233,247,100	$79,609
10.000% due 07/24/2024		51,365,600	19,175

Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		22,238,000	7,332

			234,815

Total Colombia (Cost $296,275)			276,490

CZECH REPUBLIC 2.3%

SOVEREIGN ISSUES 2.3%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	723,420	28,387
2.400% due 09/17/2025		1,003,400	45,465

Total Czech Republic (Cost $75,734)			73,852

DOMINICAN REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Dominican Republic International Bond
8.900% due 02/15/2023	DOP	217,550	4,290

Total Dominican Republic (Cost $4,471)			4,290

GERMANY 2.0%

CORPORATE BONDS & NOTES 2.0%

Deutsche Bank AG
3.767% (US0003M + 0.970%) due 07/13/2020 ~		$2,200	2,193
4.250% due 10/14/2021		16,500	16,591
5.000% due 02/14/2022		2,800	2,864
6.680% due 01/23/2025	IDR	667,100,000	43,448

Total Germany (Cost $70,931)			65,096

HUNGARY 6.0%

SOVEREIGN ISSUES 6.0%

Hungary Government International Bond
0.500% due 04/21/2021	HUF	16,775,400	58,373
1.500% due 08/24/2022		3,400,000	11,959
1.750% due 10/26/2022		6,000,000	21,276
2.500% due 10/24/2024		4,341,200	15,650
2.750% due 12/22/2026		110,600	396
3.000% due 06/26/2024		7,154,500	26,600
5.500% due 06/24/2025		626,300	2,629
6.000% due 11/24/2023		4,342,100	18,281
7.000% due 06/24/2022		7,606,000	31,509
7.500% due 11/12/2020		1,812,700	7,072

Total Hungary (Cost $194,236)			193,745

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

State Bank of India
4.000% due 01/24/2022		$4,400	$4,467

Total India (Cost $4,387)			4,467

INDONESIA 4.3%

CORPORATE BONDS & NOTES 0.4%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		4,700	4,894

Jasa Marga Persero Tbk PT
7.500% due 12/11/2020	IDR	132,420,000	9,026

			13,920

SOVEREIGN ISSUES 3.9%

Indonesia Government International Bond
6.375% due 04/15/2042		429,067,000	24,074
7.375% due 05/15/2048		194,404,000	12,083
8.250% due 06/15/2032		354,600,000	25,272
8.375% due 04/15/2039		68,800,000	4,948
8.750% due 05/15/2031		145,800,000	10,917
8.750% due 02/15/2044		160,363,000	11,701
9.500% due 05/15/2041		252,932,000	19,736
10.500% due 08/15/2030		13,759,000	1,156
10.500% due 07/15/2038		193,692,000	16,507

			126,394

Total Indonesia (Cost $180,423)			140,314

IRELAND 0.0%

CORPORATE BONDS & NOTES 0.0%

GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~	EUR	200	223
0.072% (EUR003M + 0.380%) due 01/21/2020 ~		100	112

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$600	593

GE Capital UK Funding Unlimited Co.
4.375% due 07/31/2019	GBP	100	131
5.875% due 11/04/2020		100	139

Total Ireland (Cost $1,160)			1,198

KAZAKHSTAN 0.3%

CORPORATE BONDS & NOTES 0.3%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,235,500	8,128

Total Kazakhstan (Cost $9,815)			8,128

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	19

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.7%

CORPORATE BONDS & NOTES 0.7%

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(b)(c)		$1,474	$553

Gazprom OAO Via Gaz Capital S.A.
5.338% due 09/25/2020	GBP	6,951	9,485
9.250% due 04/23/2019		$1,600	1,606

Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		10,555	10,611

Total Luxembourg (Cost $22,608)			22,255

MALAYSIA 4.9%

SOVEREIGN ISSUES 4.9%

Malaysia Government International Bond
3.795% due 09/30/2022	MYR	22,460	5,556
3.800% due 08/17/2023		22,200	5,482
3.955% due 09/15/2025		139,300	34,589
4.181% due 07/15/2024		39,862	10,006
4.254% due 05/31/2035		13,400	3,280
4.837% due 07/15/2025 (h)		7,400	1,923
4.921% due 07/06/2048		76,732	19,907
4.935% due 09/30/2043		51,180	13,282

Malaysia Government Investment Issue
3.990% due 10/15/2025		42,597	10,551
4.070% due 09/30/2026		5,700	1,422
4.094% due 11/30/2023		67,800	16,952
4.444% due 05/22/2024		6,800	1,723
4.724% due 06/15/2033		134,688	35,188

Total Malaysia (Cost $157,900)			159,861

MEXICO 1.9%
		SHARES
COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «		742,577	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.9%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	341,100	16,255
8.460% due 12/18/2036		122,900	5,541

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(c)		$1,200	0

Petroleos Mexicanos
7.190% due 09/12/2024	MXN	903,300	39,276

			61,072

Total Mexico (Cost $109,932)			61,072

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 0.0%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	400	$449

CORPORATE BONDS & NOTES 0.0%

Waha Aerospace BV
3.925% due 07/28/2020		$225	226

Total Netherlands (Cost $685)			675

PERU 8.0%

CORPORATE BONDS & NOTES 0.6%

Banco de Credito del Peru
4.850% due 10/30/2020	PEN	67,600	20,376

SOVEREIGN ISSUES 7.4%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		49,900	16,267

Peru Government International Bond
5.940% due 02/12/2029		170,000	53,937
6.150% due 08/12/2032		57,900	18,333
6.350% due 08/12/2028		180,100	58,795
6.850% due 02/12/2042		22,600	7,554
8.200% due 08/12/2026		235,400	85,231

			240,117

Total Peru (Cost $251,413)			260,493

PHILIPPINES 1.0%

SOVEREIGN ISSUES 1.0%

Philippines Government International Bond
3.900% due 11/26/2022	PHP	1,082,000	19,905
4.950% due 01/15/2021		638,000	12,151

Total Philippines (Cost $40,797)			32,056

POLAND 6.8%

SOVEREIGN ISSUES 6.8%

Poland Government International Bond
2.250% due 04/25/2022	PLN	67,600	17,819
2.500% due 07/25/2026		115,700	30,055
2.500% due 07/25/2027		50,300	12,946
3.250% due 07/25/2025		328,900	90,047
4.000% due 10/25/2023		206,400	58,194
5.750% due 09/23/2022		40,900	12,019

Total Poland (Cost $216,508)			221,080

20	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~		$26,800	$26,599

Total Qatar (Cost $26,622)			26,599

ROMANIA 0.8%

SOVEREIGN ISSUES 0.8%

Romania Government International Bond
4.850% due 04/22/2026	RON	7,800	1,876
5.800% due 07/26/2027		37,400	9,522
5.850% due 04/26/2023		37,800	9,481
5.950% due 06/11/2021		14,550	3,603

Total Romania (Cost $27,835)			24,482

RUSSIA 5.5%

SOVEREIGN ISSUES 5.5%

Russia Government International Bond
6.900% due 05/23/2029	RUB	1,638,500	22,875
7.000% due 01/25/2023		4,800	71
7.000% due 08/16/2023		714,600	10,571
7.050% due 01/19/2028		876,104	12,508
7.600% due 07/20/2022		2,546,069	38,613
7.700% due 03/23/2033		1,629,000	23,772
8.150% due 02/03/2027		1,701,000	26,162
8.500% due 09/17/2031		2,785,800	43,416

Total Russia (Cost $222,851)			177,988

SOUTH AFRICA 9.7%

CORPORATE BONDS & NOTES 0.3%

Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (e)	ZAR	140,400	3,167
0.000% due 12/31/2032 (e)		352,000	3,952
7.850% due 04/02/2026		40,000	2,500

Transnet SOC Ltd.
10.000% due 03/30/2029		10,500	718

			10,337

SOVEREIGN ISSUES 9.4%

South Africa Government International Bond
6.250% due 03/31/2036		35,100	1,767
6.750% due 03/31/2021		6,100	422
7.000% due 02/28/2031		677,827	39,376
7.750% due 02/28/2023		780,900	54,141
8.000% due 01/31/2030		650,650	41,573

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 03/31/2032	ZAR	730,900	$46,407
8.500% due 01/31/2037		347,000	21,676
8.750% due 01/31/2044		266,600	16,764
8.875% due 02/28/2035		597,000	38,976
9.000% due 01/31/2040		61,900	3,997
10.500% due 12/21/2026		526,100	40,322

			305,421

Total South Africa (Cost $352,212)			315,758

SOUTH KOREA 0.5%

SOVEREIGN ISSUES 0.5%

Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	700	507
7.250% due 12/07/2024	IDR	63,300,000	4,336
8.000% due 05/15/2024		51,400,000	3,626
8.400% due 11/30/2021		117,300,000	8,316

Total South Korea (Cost $17,635)			16,785

SPAIN 0.0%

SOVEREIGN ISSUES 0.0%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	850	1,031

Total Spain (Cost $978)			1,031

SRI LANKA 0.3%

SOVEREIGN ISSUES 0.3%

Sri Lanka Government International Bond
5.125% due 04/11/2019		$8,100	8,088

Total Sri Lanka (Cost $8,102)			8,088

SUPRANATIONAL 1.6%

CORPORATE BONDS & NOTES 1.6%

European Bank for Reconstruction & Development
6.450% due 12/13/2022	IDR	382,380,000	26,111
7.375% due 04/15/2019		30,700,000	2,154
9.250% due 12/02/2020		35,170,000	2,530

European Investment Bank
7.200% due 07/09/2019		13,990,000	981

Inter-American Development Bank
7.875% due 03/14/2023		271,800,000	19,480

Total Supranational (Cost $55,324)			51,256

THAILAND 1.8%

SOVEREIGN ISSUES 1.8%

Thailand Government International Bond
2.125% due 12/17/2026	THB	1,093,700	33,981

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 06/20/2031	THB	345,400	$12,029
3.775% due 06/25/2032		372,950	13,097

Total Thailand (Cost $55,412)			59,107

TURKEY 3.6%

SOVEREIGN ISSUES 3.6%

Export-Credit Bank of Turkey
5.875% due 04/24/2019		$7,200	7,193

Turkey Government International Bond
7.100% due 03/08/2023	TRY	113,800	13,332
8.800% due 09/27/2023		183,400	23,069
9.500% due 01/12/2022		15,000	2,017
10.400% due 03/20/2024		122,000	15,973
11.000% due 03/02/2022		306,800	42,648
11.000% due 02/24/2027		95,100	12,076

Total Turkey (Cost $257,573)			116,308

UKRAINE 0.4%

SOVEREIGN ISSUES 0.4%

Ukraine Government International Bond
7.750% due 09/01/2019		$6,400	6,434
7.750% due 09/01/2022		6,600	6,548

Total Ukraine (Cost $13,215)			12,982

UNITED KINGDOM 0.6%

CORPORATE BONDS & NOTES 0.2%

Ukreximbank Via Biz Finance PLC
16.500% due 03/02/2021	UAH	182,000	6,155

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	652
1.639% due 12/21/2049 •		8,334	10,779
2.339% due 12/21/2049 •		868	1,119
2.839% due 12/21/2049 •		434	565
3.339% due 12/21/2049 •		248	324
3.839% due 12/21/2049 •		248	318

			13,757

Total United Kingdom (Cost $21,131)			19,912

UNITED STATES 8.2%

ASSET-BACKED SECURITIES 1.5%

Asset-Backed Securities Corp. Home Equity Loan Trust
2.656% due 03/25/2036 •		$452	451

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 Ø		$354	$357

Countrywide Asset-Backed Certificates Trust
2.726% due 02/25/2037 •		5,300	5,191
3.236% due 11/25/2035 •		4,320	4,314

Credit-Based Asset Servicing & Securitization LLC
2.606% due 07/25/2037 •		17	11

Credit-Based Asset Servicing & Securitization Trust
3.568% due 01/25/2037 ^Ø		18,434	8,276

Fieldstone Mortgage Investment Trust
2.676% due 05/25/2036 •		1,786	1,370

Fremont Home Loan Trust
2.726% due 08/25/2036 •		3,036	1,371
2.896% due 11/25/2035 •		500	449

GSAA Home Equity Trust
6.002% due 11/25/2036 Ø		1,526	915

Home Equity Asset Trust
3.836% due 02/25/2033 •		356	355

HSI Asset Securitization Corp. Trust
2.626% due 01/25/2037 •		1,484	1,179
2.776% due 11/25/2035 •		29	29

Lehman XS Trust
5.332% due 01/25/2036 ^Ø		4,874	4,784

MASTR Asset-Backed Securities Trust
2.706% due 11/25/2036 •		4,036	2,805
2.766% due 05/25/2037 •		1,655	1,429

Morgan Stanley ABS Capital, Inc. Trust
3.251% due 01/25/2035 •		300	292

Morgan Stanley Mortgage Loan Trust
3.935% due 11/25/2036 ^•		271	132

Option One Mortgage Loan Trust
2.706% due 04/25/2037 •		926	712
2.706% due 05/25/2037 •		337	232

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.006% due 09/25/2035 •		4,300	3,726

Securitized Asset-Backed Receivables LLC Trust
2.776% due 12/25/2035 •		2,035	1,998

SLM Student Loan Trust
0.242% due 01/25/2040 •	EUR	2,400	2,528

Soundview Home Loan Trust
2.656% due 08/25/2037 •		$988	895
2.836% due 03/25/2036 •		1,900	1,849

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		632	631

Wells Fargo Home Equity Asset-Backed Securities Trust
2.716% due 04/25/2037 •		591	574
2.806% due 03/25/2037 •		2,000	1,656

			48,511

22	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.7%

Aviation Capital Group LLC
3.875% due 05/01/2023		$200	$201

Bank of America Corp.
0.000% due 10/21/2025 ~	MXN	50,000	3,065

BAT Capital Corp.
3.283% due 08/14/2020 •		$3,800	3,793

Continental Resources, Inc.
5.000% due 09/15/2022		200	202

Ford Motor Credit Co. LLC
3.605% (US0003M + 0.810%) due 04/05/2021 ~		400	391
3.867% (US0003M + 1.270%) due 03/28/2022 ~		200	193
5.345% (US0003M + 2.550%) due 01/07/2021 ~		3,500	3,534
5.935% (US0003M + 3.140%) due 01/07/2022 ~		200	204

General Electric Co.
0.000% due 05/28/2020 •	EUR	200	224
0.375% due 05/17/2022		200	222
2.200% due 01/09/2020		$200	199
3.100% due 01/09/2023		400	398
3.450% due 05/15/2024		100	100
5.550% due 05/04/2020		100	103

General Motors Financial Co., Inc.
3.911% (US0003M + 1.310%) due 06/30/2022 ~		200	199
4.347% (US0003M + 1.550%) due 01/14/2022 ~		200	201

International Lease Finance Corp.
4.625% due 04/15/2021		100	102
6.250% due 05/15/2019		1,700	1,706
8.250% due 12/15/2020		300	324

JPMorgan Chase Bank N.A.
9.500% due 07/17/2031	IDR	340,585,000	26,841
10.000% due 02/17/2028		456,198,000	36,481

Marsh & McLennan Cos., Inc.
3.801% (US0003M + 1.200%) due 12/29/2021 ~		$800	802

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020		100	98
2.650% due 07/13/2022		100	98
3.150% due 03/15/2021		100	100
3.447% (US0003M + 0.650%) due 07/13/2022 ~		100	98

Penske Truck Leasing Co. LP
3.650% due 07/29/2021		300	304
4.250% due 01/17/2023		200	207

Rio Oil Finance Trust
9.250% due 07/06/2024		3,555	3,884
9.750% due 01/06/2027		1,552	1,739

			86,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ	$4,500	$4,510

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 Ø	960	852

Banc of America Funding Trust
4.850% due 03/20/2036 ~	70	68

BCAP LLC Trust
2.656% due 01/25/2037 ^•	339	319
3.360% due 05/26/2037 ~	4,530	3,979

Bear Stearns Adjustable Rate Mortgage Trust
4.247% due 02/25/2036 ^~	131	124
4.350% due 01/25/2035 ~	10	9

Bear Stearns ALT-A Trust
3.906% due 08/25/2036 ^~	350	290
4.262% due 09/25/2035 ^~	24	20

Citigroup Mortgage Loan Trust
4.210% due 07/25/2046 ^~	57	53

Citigroup Mortgage Loan Trust, Inc.
5.129% due 03/25/2034 ~	14	14

CitiMortgage Alternative Loan Trust
3.136% due 10/25/2036 •	1,794	1,472
6.000% due 06/25/2037 ^	107	105

Civic Mortgage LLC
4.349% due 11/25/2022 Ø	1,158	1,158

Countrywide Alternative Loan Trust
2.836% due 05/25/2036 ^•	2,356	1,477

Countrywide Home Loan Mortgage Pass-Through Trust
3.066% due 04/25/2035 •	1,756	1,689
4.018% due 09/25/2047 ^~	38	36
6.500% due 12/25/2037	1,054	795

Countrywide Home Loan Reperforming REMIC Trust
2.909% due 11/25/2034 •	526	486

Credit Suisse Mortgage Capital Certificates
3.010% (LIBOR01M) due 11/30/2037 ~	1,300	1,177

GreenPoint Mortgage Funding Trust
2.926% due 06/25/2045 •	167	161

GSMPS Mortgage Loan Trust
2.836% due 01/25/2036 •	343	302

GSR Mortgage Loan Trust
4.191% due 11/25/2035 ^~	91	75

HarborView Mortgage Loan Trust
2.828% due 06/20/2035 •	683	677
4.354% due 08/19/2036 ^~	19	18
4.397% due 10/19/2035 •	516	403

HomeBanc Mortgage Trust
3.443% due 04/25/2037 ^~	72	67

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
3.126% due 03/25/2035 •	$238	$233

IndyMac Mortgage Loan Trust
2.666% due 02/25/2037 •	1,108	1,009
2.666% due 02/25/2037 ^•	607	582
3.126% due 07/25/2045 •	204	198

JPMorgan Mortgage Trust
4.274% due 06/25/2036 ^~	513	466

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	991	941

Lehman XS Trust
2.736% due 08/25/2037 •	2,867	2,810

Luminent Mortgage Trust
2.846% due 12/25/2036 ^•	45	42

MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•	90	18

Morgan Stanley Mortgage Loan Trust
4.399% due 06/25/2036 ~	18	19

Residential Accredit Loans, Inc. Trust
5.437% due 02/25/2036 ^~	134	119

Residential Asset Securitization Trust
2.886% due 01/25/2046 ^•	166	80

Sequoia Mortgage Trust
3.712% due 01/20/2047 ^~	41	33

Structured Adjustable Rate Mortgage Loan Trust
3.797% due 01/25/2035 ^•	59	57
4.498% due 03/25/2036 ^~	84	76

Structured Asset Mortgage Investments Trust
2.786% due 02/25/2037 •	2,823	2,693

SunTrust Adjustable Rate Mortgage Loan Trust
4.296% due 10/25/2037 ^~	2,231	2,111

TBW Mortgage-Backed Trust
6.040% due 01/25/2037 ^Ø	1,735	747

Thornburg Mortgage Securities Trust
4.044% due 06/25/2047 ^•	762	705

WaMu Mortgage Pass-Through Certificates Trust
2.856% due 05/25/2034 •	379	345
3.297% due 04/25/2037 ^~	61	56
3.454% due 01/25/2037 ^~	95	87
3.703% due 12/25/2036 ^~	59	56
3.857% due 09/25/2036 ^~	84	80
4.259% due 03/25/2036 ~	1,192	1,166

Wells Fargo Mortgage-Backed Securities Trust
2.986% due 07/25/2037 ^•	57	51
4.704% due 07/25/2036 ^~	457	460
4.727% due 10/25/2036 ~	1,730	1,713

		32,779

U.S. GOVERNMENT AGENCIES 2.9%

Fannie Mae, TBA
4.000% due 04/01/2049 - 05/01/2049	91,000	93,569

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
5.000% due 07/01/2035 - 12/01/2039		$19	$21

			93,590

U.S. TREASURY OBLIGATIONS 0.0%

U.S. Treasury Bonds
2.500% due 02/15/2046 (k)		800	754

Total United States (Cost $270,188)			266,157

URUGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Uruguay Government International Bond
9.875% due 06/20/2022	UYU	371,900	11,048

Total Uruguay (Cost $13,151)			11,048

SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS (i) 0.2%
			5,869

SHORT-TERM NOTES 1.4%

Nigeria Open Market Operation Bills
16.408% due 02/20/2020	NGN	2,700,000	6,627
16.777% due 01/09/2020		5,100,000	12,715
17.039% due 01/09/2020		1,050,000	2,618
17.101% due 02/20/2020		1,650,000	4,050

Pagares Portador Banco Central
2.971% due 04/17/2019	CLP	11,910,000	17,478

			43,488

ARGENTINA TREASURY BILLS 0.4%
45.863% due 04/12/2019 -06/28/2019 (d)(e)	ARS	543,393	14,008

EGYPT TREASURY BILLS 1.9%
18.547% due 04/09/2019 - 01/07/2020 (d)(e)	EGP	1,189,375	62,705

NIGERIA TREASURY BILLS 1.4%
16.611% due 01/16/2020 - 02/27/2020 (d)	NGN	18,368,411	45,170

SOUTH AFRICA TREASURY BILLS 0.3%
8.043% due 10/23/2019 (e)(f)	ZAR	136,800	9,100

24	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.0%
2.584% due 04/11/2019 - 06/20/2019 (d)(e)(k)(m)	$31,484	$31,408

Total Short-Term Instruments (Cost $210,963)		211,748

Total Investments in Securities (Cost $3,533,622)		3,143,545

	SHARES
INVESTMENTS IN AFFILIATES 5.2%

SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short-Term Floating NAV Portfolio III	17,038,243	168,491

Total Short-Term Instruments (Cost $168,491)		168,491

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $168,491)	$168,491

Total Investments 102.3% (Cost $3,702,113)	$3,312,036

Financial Derivative Instruments (j)(l) (0.1)% (Cost or Premiums, net $(4,861))	(2,408)

Other Assets and Liabilities, net (2.2)%	(73,180)

Net Assets 100.0%	$3,236,448

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Malaysia Government International Bond	4.837%	07/15/2025	07/25/2014	$2,453	$1,923	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JML	1.800%	03/27/2019	03/26/2021	$5,869	Argentina Government International Bond 15.500% due 10/17/2026	$(5,193)	$5,869	$6,084
					Cash	(740)

Total Repurchase Agreements						$(5,933)	$5,869	$6,084

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Argentina (0.1)%
Sovereign Issues (0.1)%
Argentina Government International Bond	15.500%	10/17/2026	ARS	300,000	$(5,376)	$(5,210)
United States (0.1)%
U.S. Government Agencies (0.1)%
Freddie Mac, TBA	5.000	04/01/2049	$	3,000	(3,153)	(3,177)

Total Short Sales (0.2)%					$(8,529)	$(8,387)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
JML	$6,084	$0	$0	$0	$6,084	$(5,933)	$151

Master Securities Forward Transaction Agreement
JML	0	0	0	(5,210)	(5,210)	0	(5,210)

Total Borrowings and Other Financing Transactions	$6,084	$0	$0	$(5,210)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $506 of accrued interest.

26	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2019	1,415	$	163,897	$1,417	$0	$(321)
U.S. Treasury 10-Year Note June Futures	06/2019	361		44,843	602	0	(101)

Total Futures Contracts					$2,019	$0	$(422)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	0.274%	$600	$(18)	$26	$8	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920	1,700	(81)	87	6	1	0

						$(99)	$113	$14	$1	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	6.900%	Maturity	01/02/2020	BRL	232,100	$(160)	$(91)	$(251)	$11	$0
Pay	1-Year BRL-CDI	9.560	Maturity	01/02/2020		6,200	72	20	92	0	0
Pay	1-Year BRL-CDI	11.380	Maturity	01/02/2020		721,100	3,877	12,261	16,138	0	(60)
Receive	1-Year BRL-CDI	6.983	Maturity	01/04/2021		369,400	0	120	120	27	0
Pay	1-Year BRL-CDI	7.095	Maturity	01/04/2021		287,300	0	21	21	0	(21)
Pay	1-Year BRL-CDI	7.184	Maturity	01/04/2021		139,400	0	72	72	0	(11)
Pay	1-Year BRL-CDI	7.190	Maturity	01/04/2021		234,300	0	127	127	0	(18)
Pay	1-Year BRL-CDI	7.220	Maturity	01/04/2021		244,600	0	162	162	0	(19)
Receive	1-Year BRL-CDI	7.255	Maturity	01/04/2021		259,200	0	(150)	(150)	20	0
Receive	1-Year BRL-CDI	7.290	Maturity	01/04/2021		535,900	0	(381)	(381)	41	0
Pay	1-Year BRL-CDI	7.830	Maturity	01/04/2021		642,700	8	2,418	2,426	0	(59)
Pay	1-Year BRL-CDI	8.190	Maturity	01/04/2021		122,400	0	975	975	0	(14)
Receive	1-Year BRL-CDI	8.790	Maturity	01/04/2021		296,300	(1,233)	(1,547)	(2,780)	35	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2021		57,400	(4)	1,711	1,707	0	(12)
Pay	1-Year BRL-CDI	9.020	Maturity	01/02/2023		51,100	(2)	565	563	0	(2)
Receive	1-Year BRL-CDI	10.100	Maturity	01/02/2023		27,200	0	(465)	(465)	2	0
Pay	1-Year BRL-CDI	10.330	Maturity	01/02/2025		150,300	86	3,227	3,313	0	(45)
Receive	1-Year BRL-CDI	10.685	Maturity	01/02/2025		137,000	0	(2,936)	(2,936)	40	0
Pay	1-Year BRL-CDI	9.600	Maturity	01/04/2027		70,800	(4)	854	850	4	0
Receive	1-Year BRL-CDI	10.300	Maturity	01/04/2027		166,700	7	(2,729)	(2,722)	9	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	12.070%	Maturity	01/04/2027	BRL	24,000	$(111)	$(668)	$(779)	$11	$0
Pay	3-Month PLN-WIBOR	1.750	Annual	09/16/2020	PLN	10,700	(34)	57	23	0	0
Pay	3-Month PLN-WIBOR	2.000	Annual	09/19/2020		125,000	0	424	424	0	(3)
Pay	3-Month PLN-WIBOR	1.833	Annual	02/05/2022		100,300	0	21	21	0	(4)
Pay	3-Month PLN-WIBOR	1.942	Annual	03/20/2024		245,100	(551)	568	17	0	(10)
Pay	3-Month PLN-WIBOR	2.250	Annual	03/20/2024		112,200	326	109	435	0	(3)
Receive	3-Month PLN-WIBOR	2.500	Annual	03/16/2026		43,200	251	(563)	(312)	6	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	189,230	(3,190)	2,192	(998)	0	(95)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		64,490	3,661	(3,279)	382	173	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		39,600	(49)	(2,252)	(2,301)	103	0
Pay(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		36,600	1,474	388	1,862	0	(94)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		45,720	(1,488)	(120)	(1,608)	138	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	229,900	(254)	173	(81)	38	0
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		31,400	8	66	74	7	0
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	03/20/2024		290,400	(75)	(189)	(264)	0	(60)
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		14,200	3	9	12	0	(4)
Pay(5)	6-Month CZK-PRIBOR	2.250	Annual	06/19/2021	CZK	3,850,600	282	611	893	132	0
Pay	6-Month CZK-PRIBOR	2.250	Annual	12/19/2023		1,055,200	(403)	1,316	913	23	0
Receive	6-Month CZK-PRIBOR	2.465	Annual	12/19/2023		1,012,700	0	(1,333)	(1,333)	0	(23)
Pay	6-Month CZK-PRIBOR	1.781	Annual	02/04/2024		638,200	0	(55)	(55)	13	0
Pay	28-Day MXN-TIIE	7.830	Lunar	12/15/2022	MXN	959,200	87	(94)	(7)	0	(166)
Pay	28-Day MXN-TIIE	7.856	Lunar	12/15/2022		521,600	0	19	19	0	(90)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		76,500	0	5	5	0	(13)
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		678,000	254	(192)	62	0	(117)
Pay	28-Day MXN-TIIE	5.000	Lunar	02/22/2023		407,600	(2,284)	245	(2,039)	0	(74)
Pay	28-Day MXN-TIIE	5.500	Lunar	02/22/2023		434,400	(1,869)	81	(1,788)	0	(78)
Pay	28-Day MXN-TIIE	7.650	Lunar	02/24/2023		1,161,000	0	(350)	(350)	0	(204)
Receive	28-Day MXN-TIIE	7.730	Lunar	03/23/2023		8,600	0	1	1	1	0
Receive	28-Day MXN-TIIE	7.720	Lunar	03/24/2023		4,297,300	0	762	762	762	0
Pay	28-Day MXN-TIIE	8.910	Lunar	11/15/2023		968,800	0	2,187	2,187	0	(175)
Pay	28-Day MXN-TIIE	8.818	Lunar	11/16/2023		1,798,700	0	3,716	3,716	0	(325)
Pay	28-Day MXN-TIIE	8.980	Lunar	11/23/2023		1,578,600	0	3,798	3,798	0	(265)
Pay	28-Day MXN-TIIE	7.920	Lunar	12/28/2023		752,200	623	(456)	167	0	(138)
Receive	28-Day MXN-TIIE	8.325	Lunar	02/08/2024		700,000	0	(759)	(759)	128	0
Pay	28-Day MXN-TIIE	7.990	Lunar	03/16/2028		4,000	0	(1)	(1)	0	(1)
Pay	28-Day MXN-TIIE	7.977	Lunar	03/17/2028		2,253,100	0	(553)	(553)	0	(553)
Receive	28-Day MXN-TIIE	9.210	Lunar	11/08/2028		400,200	(135)	(1,481)	(1,616)	82	0
Receive	28-Day MXN-TIIE	9.100	Lunar	11/09/2028		1,090,200	0	(3,965)	(3,965)	225	0
Receive	28-Day MXN-TIIE	9.330	Lunar	11/16/2028		1,103,300	0	(4,924)	(4,924)	227	0
Pay	28-Day MXN-TIIE	8.483	Lunar	01/17/2029		415,000	0	571	571	0	(86)

28	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	8.493%	Lunar	01/17/2029	MXN	420,000	$0	$593	$593	$0	$(87)
Pay	28-Day MXN-TIIE	8.320	Lunar	01/07/2032		525,400	360	(265)	95	0	(118)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		26,800	0	50	50	7	0

							$(467)	$10,697	$10,230	$2,265	$(3,047)

Total Swap Agreements							$(566)	$10,810	$10,244	$2,266	$(3,047)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,266	$2,266	$0	$(422)	$(3,047)	$(3,469)

(k)

Securities with an aggregate market value of $3,400 and cash of $18,122 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	180	$	133	$0	$0
BOA	04/2019	CLP	3,671,760		5,455	59	0
	04/2019	CNH	27,041		4,000	0	(22)
	04/2019	PLN	69,178		18,177	152	0
	04/2019	THB	230,423		7,246	0	(20)
	04/2019	TRY	131,095		23,498	474	0
	04/2019	$	355	MXN	6,884	0	(1)
	04/2019		68,644	PLN	257,629	0	(1,514)
	05/2019	CZK	24,682	$	1,084	10	0
	05/2019	ZAR	1,020,011		74,956	4,603	(28)
	06/2019	ILS	7,948		2,205	6	0
	06/2019	PHP	1,311,465		25,131	412	0
	06/2019	$	6,192	HUF	1,713,158	0	(177)
	06/2019		8,508	IDR	122,724,885	3	0
	01/2020	NGN	1,204,458	$	3,057	0	(104)
	03/2020	RON	40,224	EUR	8,110	8	0
BPS	04/2019	ARS	167,823	$	4,041	171	0
	04/2019	BRL	11,900		3,078	39	0
	04/2019	TRY	180,975		32,231	559	(112)
	04/2019	$	4,304	ARS	186,353	9	(28)
	04/2019		3,054	BRL	11,900	0	(15)
	04/2019		10,109	PEN	33,445	0	(36)
	05/2019	ARS	28,026	$	604	0	(12)
	05/2019	CZK	113,246		5,000	72	0
	05/2019	$	2,771	ARS	121,179	0	(114)
	05/2019		12,136	TRY	68,052	0	(469)
	05/2019		5,771	ZAR	80,664	0	(205)
	05/2019	ZAR	150,840	$	10,776	368	0
	06/2019	COP	216,032,591		69,210	1,698	0
	06/2019	HUF	1,397,223		5,000	95	0
	06/2019	INR	286,428		3,968	0	(116)
	06/2019	PEN	246,913		74,472	292	0
	06/2019	TWD	1,926,864		62,691	67	0
	06/2019	$	131,118	THB	4,097,435	0	(1,744)
	07/2019	RON	125,620	$	29,711	311	0
	07/2019	$	8,626	BRL	33,400	0	(152)
	12/2019	TRY	263,719	$	41,054	1,423	0
	03/2020	RON	35,066	EUR	7,062	0	(3)
	08/2020	TRY	32,085	$	3,406	0	(911)
BRC	04/2019	JPY	18,400		166	0	0
	05/2019	$	6,139	CLP	4,044,695	0	(196)
	05/2019		12,450	ZAR	168,353	0	(834)
	05/2019	ZAR	92,276	$	6,384	17	0
	06/2019	COP	30,662,003		9,757	175	0
	06/2019	$	15,633	THB	494,315	0	(25)
	06/2019		11,392	TWD	348,652	0	(61)
BSH	07/2019	ARS	50,453	$	962	0	(57)
BSS	04/2019	BRL	38,750		10,139	242	0
	04/2019	CLP	11,906,536		17,729	232	0
	04/2019	$	9,944	BRL	38,750	0	(47)
	05/2019		23,136	CLP	15,480,000	0	(387)
	08/2019	ARS	1,106,951	$	22,975	1,345	0
CBK	04/2019	BRL	61,919		15,890	76	0
	04/2019	CLP	4,309,506		6,402	69	0

30	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	GBP	18,553	$	24,443	$279	$0
	04/2019	PEN	32,930		9,950	26	0
	04/2019	PLN	14,195		3,816	118	0
	04/2019	RON	37,366		8,993	220	0
	04/2019	RUB	611,266		9,381	85	0
	04/2019	$	16,566	BRL	61,919	0	(752)
	04/2019		80	CNH	537	0	0
	04/2019		1,123	GBP	854	0	(10)
	04/2019		167	JPY	18,400	0	(1)
	04/2019		11,038	MXN	209,892	0	(247)
	04/2019		45,166	PEN	150,013	34	0
	04/2019		27,514	PLN	104,005	0	(414)
	04/2019		11,272	RON	47,539	0	(111)
	04/2019		16,417	TRY	94,841	240	0
	05/2019	CLP	678,900	$	1,025	27	0
	05/2019	CZK	185,708		8,089	8	0
	05/2019	EUR	16,969		19,377	273	0
	05/2019	JPY	18,400		167	1	0
	05/2019	MXN	209,892		10,987	248	0
	05/2019	$	7,672	BRL	29,924	0	(44)
	05/2019		3,057	CLP	2,072,615	0	(11)
	05/2019		7,825	CZK	177,121	0	(118)
	05/2019		331	ZAR	4,808	1	0
	06/2019	COP	89,306,459	$	28,314	405	0
	06/2019	MXN	463,963		23,611	30	0
	06/2019	$	36,989	COP	117,604,969	42	(278)
	06/2019		5,378	HUF	1,526,920	0	(17)
	06/2019		50,426	RUB	3,366,713	362	0
	06/2019		34,996	THB	1,108,198	41	(46)
	07/2019	PEN	102,397	$	30,714	0	(31)
	03/2020	RON	35,318	EUR	7,113	0	(1)
DUB	04/2019	ARS	70,765	$	1,697	65	0
	04/2019	BRL	73,556		19,636	849	0
	04/2019	PEN	144,115		43,507	82	0
	04/2019	$	1,633	ARS	70,765	0	(1)
	04/2019		18,877	BRL	73,556	0	(90)
	06/2019		2,952	TWD	90,361	0	(15)
	11/2019		4,096	TRY	27,000	27	0
	08/2020	TRY	30,161	$	3,132	0	(924)
FBF	04/2019	ARS	419,686		9,686	7	0
	04/2019	$	10,571	ARS	419,686	0	(893)
	12/2019	TRY	117,074	$	18,233	639	0
	08/2020		26,075		2,768	0	(740)
GLM	04/2019	ARS	404,865		9,709	372	0
	04/2019	BRL	48,754		12,564	112	0
	04/2019	IDR	188,639,062		13,125	0	(88)
	04/2019	PLN	5,726		1,490	0	(2)
	04/2019	RUB	1,517,440		23,516	439	0
	04/2019	$	9,619	ARS	404,865	12	(295)
	04/2019		12,511	BRL	48,754	0	(60)
	04/2019		20,600	EGP	378,904	1,170	0
	04/2019		13,284	IDR	188,639,062	0	(72)
	04/2019		38,404	PLN	145,448	0	(505)
	04/2019		14,264	RUB	931,300	0	(102)
	04/2019		16,622	THB	525,837	0	(42)
	04/2019		4,702	TRY	27,122	61	0
	05/2019	ARS	126,059	$	2,751	0	(18)
	05/2019	BRL	46,830		11,776	0	(161)
	05/2019	CLP	2,082,950		3,057	0	(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2019	$	1,328	ARS	58,807	$0	$(33)
	05/2019		12,541	BRL	48,754	0	(114)
	05/2019		15,228	CLP	10,216,846	0	(214)
	05/2019		3,189	MXN	60,950	0	(71)
	05/2019		8,741	RUB	585,320	122	0
	05/2019		9,394	ZAR	137,797	114	0
	05/2019	ZAR	25,649	$	1,828	58	0
	06/2019	IDR	188,639,062		13,162	80	0
	06/2019	KRW	10,448,728		9,321	117	0
	06/2019	$	3,739	HUF	1,062,000	0	(10)
	06/2019		39,697	MYR	161,558	0	(102)
	07/2019		2,299	ARS	108,149	0	(108)
HUS	04/2019	ARS	383,301	$	9,008	169	0
	04/2019	BRL	484,266		124,281	597	0
	04/2019	CNH	150,814		21,566	0	(866)
	04/2019	MXN	139,236		7,140	0	(19)
	04/2019	PLN	36,991		9,736	98	0
	04/2019	RUB	105,233		1,580	0	(21)
	04/2019	$	12,823	ARS	539,630	36	(541)
	04/2019		129,317	BRL	484,266	0	(5,633)
	04/2019		42,666	PLN	161,155	0	(674)
	04/2019		739	TRY	4,098	0	(19)
	04/2019		15,963	TWD	489,745	0	(83)
	05/2019	AUD	696	$	495	0	0
	05/2019	CZK	18,447		808	5	0
	05/2019	$	4,890	ARS	218,900	5	(160)
	05/2019		4,406	BRL	17,155	0	(33)
	05/2019		94,274	CZK	2,146,529	0	(870)
	05/2019		12,056	MXN	234,911	0	(37)
	05/2019		9,050	ZAR	133,100	134	0
	05/2019	ZAR	25,613	$	1,862	95	0
	06/2019	COP	7,964,680		2,527	38	0
	06/2019	HUF	1,534,213		5,395	8	0
	06/2019	$	12,693	IDR	182,397,527	0	(44)
	07/2019	ARS	108,149	$	2,232	42	0
	09/2019	$	6,123	EGP	111,160	0	(16)
	01/2020	NGN	1,287,280	$	3,261	0	(117)
IND	04/2019	RUB	263,212		4,000	0	(3)
	05/2019	CLP	390,781		590	16	0
	06/2019	THB	291,040		9,173	0	(16)
JPM	04/2019	BRL	125,525		32,302	242	0
	04/2019	PLN	7,584		1,980	4	0
	04/2019	$	33,550	BRL	125,525	0	(1,491)
	04/2019		301,348	MXN	5,848,570	0	(1,101)
	05/2019	EUR	32,080	$	36,452	335	0
	05/2019	$	11,776	BRL	45,679	0	(133)
	05/2019		6,279	CZK	144,108	0	(8)
	06/2019	COP	260,896,094	$	82,880	1,348	0
	06/2019	PHP	266,020		5,000	0	(14)
	06/2019	$	211	ILS	754	0	(2)
	06/2019		8,917	THB	284,284	60	0
	06/2019		4,684	TRY	26,613	0	(220)
	07/2019	BRL	33,400	$	8,767	294	0
	07/2019	HUF	41,616		151	5	0
	09/2019	$	15,394	TRY	119,681	3,371	0
	01/2020	NGN	1,289,061	$	3,251	0	(132)
MSB	04/2019	ARS	110,253		2,532	0	(10)
	04/2019	BRL	400,000		103,359	1,197	0
	04/2019	MYR	64,904		15,990	85	0

32	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	PEN	18,311	$	5,510	$0	$(5)
	04/2019	PLN	146,174		38,876	788	0
	04/2019	$	2,544	ARS	110,253	0	(2)
	04/2019		103,291	BRL	400,000	0	(1,129)
	04/2019		3,127	TRY	17,950	25	0
	05/2019	ARS	639,374	$	15,062	981	0
	05/2019	TRY	50,480		8,487	0	(168)
	05/2019	$	112,617	BRL	437,019	0	(1,222)
	06/2019	COP	4,588,836	$	1,453	19	0
	06/2019	IDR	166,495,104		11,520	0	(26)
	06/2019	$	955	MYR	3,889	0	(2)
	01/2020	BRL	75,275	$	19,522	727	0
	03/2020	RON	35,375	EUR	7,120	0	(7)
MYI	04/2019	MXN	77,540	$	4,000	14	0
	05/2019	$	37,011	ZAR	530,012	0	(440)
	05/2019	ZAR	84,104	$	5,849	72	(26)
RBC	06/2019	COP	27,161,606		8,474	0	(14)
RYL	04/2019	THB	164		5	0	0
	05/2019	MXN	241,744		12,441	72	0
	06/2019	COP	6,026,633		1,918	34	0
SCX	04/2019	BRL	390,000		93,552	0	(6,056)
	04/2019	CNH	119,427		17,074	0	(690)
	04/2019	$	102,493	BRL	390,000	0	(2,885)
	04/2019		23,431	GBP	17,699	0	(379)
	04/2019		9,381	RUB	609,343	0	(114)
	04/2019		83,314	TRY	454,794	8	(3,447)
	05/2019	GBP	17,699	$	23,467	379	0
	06/2019	IDR	227,590,210		15,946	162	0
	06/2019	$	2,702	IDR	39,022,896	5	0
	06/2019		1,341	THB	42,579	4	0
SOG	04/2019	PEN	16,571	$	5,000	9	0
	04/2019	PLN	2,446		658	20	0
	04/2019	RUB	105,527		1,586	0	(19)
	04/2019	$	36,168	RUB	2,401,902	360	0
	07/2019	HUF	11,094,684	$	40,275	1,248	0
	11/2019	$	9,512	TRY	63,666	210	0
	12/2019	TRY	113,254	$	17,645	625	0
SSB	04/2019	MYR	17,073		4,206	22	0
	04/2019	$	44,170	CNY	296,745	1	0
	05/2019		6,380	CZK	146,500	0	(5)
	06/2019		28,875	MYR	118,043	56	0
TOR	05/2019		41,023	CLP	27,053,103	13	(1,280)
	06/2019		117,831	COP	368,691,096	0	(2,611)
UAG	04/2019	PLN	7,529	$	1,987	25	0
	05/2019	ZAR	25,690		1,864	91	0
	06/2019	MYR	29,488		7,231	4	0
	06/2019	$	25,787	IDR	367,979,632	0	(267)

Total Forward Foreign Currency Contracts						$33,911	$(47,192)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
MYI	Put - OTC USD versus MXN	MXN	19.000	04/09/2019	17,300	$234	$17

Total Purchased Options						$234	$17

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000%	04/17/2019	7,800	$(8)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	32,100	(28)	(19)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	10,100	(9)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	9,000	(9)	(1)
FBF	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	05/15/2019	14,100	(15)	(2)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	5,700	(10)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	4,300	(8)	0

						$(87)	$(23)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Call - OTC USD versus TRY	TRY	13.000	08/26/2020	15,700	$(1,307)	$(687)
DUB	Call - OTC USD versus TRY		13.000	08/27/2020	15,300	(1,356)	(672)
FBF	Call - OTC USD versus TRY		13.000	08/26/2020	15,600	(1,206)	(682)
MYI	Call - OTC EUR versus RON	RON	4.910	04/24/2019	30,300	(173)	(31)
	Put - OTC USD versus MXN	MXN	18.550	04/09/2019	34,600	(229)	(3)

						$(4,271)	$(2,075)

Total Written Options						$(4,358)	$(2,098)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2019	0.541%	$	2,600	$(5)	$9	$4	$0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.150		600	(25)	33	8	0
BPS	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.661		2,700	0	8	8	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.338		5,400	15	13	28	0
CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2019	2.374		900	10	(3)	7	0

34	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	12/20/2019	0.338%	$	4,000	$15	$6	$21	$0
DUB	Egypt Government International Bond	1.000	Quarterly	06/20/2019	1.579		6,100	(22)	16	0	(6)
	Egypt Government International Bond	1.000	Quarterly	06/20/2020	2.037		5,500	(160)	93	0	(67)
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.338		2,200	8	3	11	0
FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.698		10,000	(853)	421	0	(432)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.337		1,400	(7)	36	29	0
GST	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.120		9,000	24	95	119	0
HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.609		21,800	35	13	48	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.337		6,900	(28)	173	145	0
JPM	Nigeria Government International Bond	1.000	Quarterly	12/20/2019	2.382		15,100	(195)	50	0	(145)

								$(1,188)	$966	$428	$(650)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(5)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
HUS	Floating rate equal to 3-Month TRY-LIBOR less 0.197% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/27/2020	TRY	57,987	$	12,081	$(18)	$(1,459)	$0	$(1,477)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	6-Month THB-THBFIX	2.220%	Semi-Annual	11/23/2020	THB	211,400	$0	$75	$75	$0
BOA	Receive	1-Year ILS-TELBOR	0.285	Annual	02/16/2020	ILS	135,500	0	7	7	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		88,300	0	(73)	0	(73)
	Pay	1-Year ILS-TELBOR	1.963	Annual	02/16/2028		28,700	(2)	296	294	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	259	259	0
	Pay	3-Month COP-IBR Compounded-OIS	5.310	Quarterly	08/29/2019	COP	2,970,000	0	5	5	0
	Receive	3-Month COP-IBR Compounded-OIS	5.340	Quarterly	02/26/2024		27,739,000	0	(108)	0	(108)
	Receive	3-Month COP-IBR Compounded-OIS	6.050	Quarterly	02/15/2029		19,262,000	0	(147)	0	(147)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	6-Month THB-THBFIX	3.320%	Semi-Annual	07/27/2020	THB	1,382,300	$0	$1,023	$1,023	$0
BPS	Pay	1-Year ILS-TELBOR	1.805	Annual	12/12/2025	ILS	1,700	0	21	21	0
	Receive	3-Month COP-IBR Compounded-OIS	5.340	Quarterly	02/13/2024	COP	35,601,000	0	(146)	0	(146)
	Receive	3-Month COP-IBR Compounded-OIS	5.610	Quarterly	02/11/2026		81,064,000	0	(385)	0	(385)
	Pay	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	06/21/2026		18,583,800	0	187	187	0
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	01/11/2029	COP	77,875,400	24	(504)	0	(480)
	Receive	3-Month COP-IBR Compounded-OIS	5.980	Quarterly	02/12/2029		19,455,000	0	(116)	0	(116)
	Receive	3-Month COP-IBR Compounded-OIS	6.050	Quarterly	02/13/2029		41,705,000	0	(321)	0	(321)
	Pay	6-Month THB-THBFIX	3.480	Semi-Annual	01/14/2021	THB	456,100	0	495	495	0
	Pay	6-Month THB-THBFIX	3.415	Semi-Annual	01/21/2021		291,760	(1)	306	305	0
	Pay	6-Month THB-THBFIX	3.385	Semi-Annual	01/23/2021		266,600	(1)	275	274	0
	Pay	6-Month THB-THBFIX	2.390	Semi-Annual	12/19/2028		572,000	0	607	607	0
	Pay	6-Month THB-THBFIX	2.417	Semi-Annual	12/19/2028		572,000	0	650	650	0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	214,300	0	(182)	0	(182)
	Pay	1-Year ILS-TELBOR	1.050	Annual	02/27/2024		12,800	0	30	30	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		46,200	0	590	590	0
BSH	Pay	6-Month CLP-CHILIBOR	3.790	Semi-Annual	03/14/2026	CLP	15,998,900	0	270	270	0
CBK	Pay	3-Month COP-IBR Compounded-OIS	4.840	Quarterly	03/22/2021	COP	24,025,600	0	59	59	0
	Pay	3-Month COP-IBR Compounded-OIS	5.120	Quarterly	12/11/2021		44,294,200	0	187	187	0
	Receive	3-Month COP-IBR Compounded-OIS	5.340	Quarterly	02/26/2024		76,479,000	0	(298)	0	(298)
	Pay	3-Month COP-IBR Compounded-OIS	5.780	Quarterly	06/07/2026		21,863,000	0	150	150	0
	Pay	3-Month COP-IBR Compounded-OIS	6.395	Quarterly	10/24/2028		29,025,400	0	492	492	0
	Receive	3-Month COP-IBR Compounded-OIS	5.990	Quarterly	01/14/2029		42,660,700	(6)	(286)	0	(292)
	Pay	3-Month COP-IBR Compounded-OIS	5.770	Quarterly	03/26/2029		28,930,500	0	(2)	0	(2)
	Pay	6-Month CLP-CHILIBOR	3.650	Semi-Annual	11/14/2023	CLP	326,700	0	7	7	0
	Pay	6-Month THB-THBFIX	2.190	Semi-Annual	11/23/2020	THB	124,600	0	42	42	0
	Pay	6-Month THB-THBFIX	3.520	Semi-Annual	01/13/2021		36,700	0	41	41	0
	Pay	6-Month THB-THBFIX	3.410	Semi-Annual	01/15/2021		177,700	0	185	185	0
	Pay	6-Month THB-THBFIX	3.420	Semi-Annual	01/17/2021		483,840	0	511	511	0
	Pay	6-Month THB-THBFIX	2.625	Semi-Annual	07/27/2025		618,900	0	885	885	0
	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	09/23/2025		294,600	0	518	518	0
DUB	Pay	1-Year BRL-CDI	7.238	Maturity	01/04/2021	BRL	285,600	0	258	258	0
	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020	ILS	89,200	0	(95)	0	(95)
	Receive	1-Year ILS-TELBOR	0.590	Annual	10/11/2020		284,000	0	(408)	0	(408)
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		18,800	0	314	314	0
	Pay	3-Month COP-IBR Compounded-OIS	5.320	Quarterly	03/17/2020	COP	23,430,000	0	81	81	0
	Pay	3-Month COP-IBR Compounded-OIS	4.910	Quarterly	03/16/2021		94,278,300	0	276	276	0
	Pay	3-Month COP-IBR Compounded-OIS	5.275	Quarterly	04/04/2023		15,847,400	0	84	84	0
	Receive	3-Month COP-IBR Compounded-OIS	5.300	Quarterly	02/12/2024		37,015,000	0	(131)	0	(131)

36	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	3-Month COP-IBR Compounded-OIS	6.445%	Quarterly	07/01/2025		22,000,000	$0	$(480)	$0	$(480)
	Receive	3-Month COP-IBR Compounded-OIS	6.050	Quarterly	02/15/2029		8,379,000	0	(64)	0	(64)
	Pay	6-Month THB-THBFIX	2.015	Semi-Annual	08/17/2020	THB	194,000	0	25	25	0
	Pay	6-Month THB-THBFIX	2.200	Semi-Annual	11/23/2020		90,600	0	31	31	0
	Pay	6-Month THB-THBFIX	3.410	Semi-Annual	01/15/2021		126,900	0	132	132	0
	Pay	6-Month THB-THBFIX	3.410	Semi-Annual	01/21/2021		255,630	(1)	268	267	0
	Pay	6-Month THB-THBFIX	3.390	Semi-Annual	01/23/2021		236,600	(1)	245	244	0
	Pay	6-Month THB-THBFIX	1.930	Semi-Annual	02/26/2021		31,300	0	4	4	0
	Pay	6-Month THB-THBFIX	2.580	Semi-Annual	01/29/2025		19,300	0	25	25	0
	Pay	6-Month THB-THBFIX	2.580	Semi-Annual	10/19/2025		162,100	0	245	245	0
FBF	Pay	6-Month CLP-CHILIBOR	3.270	Semi-Annual	03/18/2021	CLP	10,010,000	0	36	36	0
	Pay	6-Month THB-THBFIX	2.023	Semi-Annual	08/17/2020	THB	27,000	0	3	3	0
	Pay	6-Month THB-THBFIX	2.780	Semi-Annual	09/23/2025		50,980	0	87	87	0
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020	ILS	278,500	2	8	10	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		179,600	0	25	25	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		178,100	13	(160)	0	(147)
	Pay	1-Year ILS-TELBOR	1.408	Annual	12/10/2023		244,300	0	2,002	2,002	0
	Pay	1-Year ILS-TELBOR	1.048	Annual	02/27/2024		214,200	0	499	499	0
	Pay	1-Year ILS-TELBOR	1.898	Annual	12/17/2025		86,800	0	1,203	1,203	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		58,500	(4)	614	610	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		37,800	0	292	292	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		38,100	0	534	534	0
	Pay	3-Month COP-IBR Compounded-OIS	5.495	Quarterly	08/30/2023	COP	27,783,200	0	190	190	0
	Receive	3-Month COP-IBR Compounded-OIS	5.338	Quarterly	02/14/2024		151,326,000	(7)	(605)	0	(612)
	Pay	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	03/21/2024		16,490,000	0	258	258	0
	Pay	3-Month COP-IBR Compounded-OIS	6.120	Quarterly	10/16/2024		26,001,500	(3)	417	414	0
	Pay	6-Month CLP-CHILIBOR	3.455	Semi-Annual	06/02/2022	CLP	12,855,400	0	166	166	0
	Pay	6-Month CLP-CHILIBOR	3.535	Semi-Annual	11/14/2022		5,515,400	0	93	93	0
	Pay	6-Month CLP-CHILIBOR	4.095	Semi-Annual	06/01/2027		15,023,700	0	716	716	0
	Pay	6-Month THB-THBFIX	1.990	Semi-Annual	06/08/2023	THB	781,200	183	55	238	0
GST	Receive	6-Month HUF-BBR	0.830	Annual	12/21/2020	HUF	10,610,500	17	(237)	0	(220)
	Pay	6-Month THB-THBFIX	2.095	Semi-Annual	01/17/2022	THB	2,720,300	800	49	849	0
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020	ILS	93,400	0	(77)	0	(77)
	Pay	1-Year ILS-TELBOR	1.018	Annual	03/11/2024		117,300	0	209	209	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		20,000	1	279	280	0
	Pay	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	03/21/2024	COP	30,644,600	0	480	480	0
	Pay	6-Month THB-THBFIX	2.040	Semi-Annual	08/17/2020	THB	743,000	0	103	103	0
	Pay	6-Month THB-THBFIX	1.990	Semi-Annual	06/08/2023		1,626,600	10	486	496	0
	Pay	6-Month THB-THBFIX	2.505	Semi-Annual	01/28/2025		389,100	0	449	449	0
	Pay	6-Month THB-THBFIX	2.545	Semi-Annual	01/26/2027		219,200	0	303	303	0
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020	ILS	78,300	0	(86)	0	(86)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		17,000	0	274	274	0
	Pay	3-Month COP-IBR Compounded-OIS	5.230	Quarterly	05/28/2020	COP	28,690,000	0	110	110	0
	Pay	3-Month COP-IBR Compounded-OIS	4.840	Quarterly	03/22/2021		51,628,600	0	128	128	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month COP-IBR Compounded-OIS	5.250%	Quarterly	04/23/2024		43,681,500	$0	$116	$116	$0
	Pay	3-Month COP-IBR Compounded-OIS	5.730	Quarterly	06/21/2024		24,420,500	0	217	217	0
	Receive	3-Month COP-IBR Compounded-OIS	5.630	Quarterly	02/07/2026		16,543,000	0	(86)	0	(86)
	Pay	3-Month COP-IBR Compounded-OIS	5.770	Quarterly	06/07/2026		36,887,000	0	245	245	0
	Receive	3-Month COP-IBR Compounded-OIS	6.390	Quarterly	11/21/2028		37,114,100	0	(601)	0	(601)
	Receive	3-Month COP-IBR Compounded-OIS	6.320	Quarterly	12/10/2028		28,956,000	0	(408)	0	(408)
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029		31,432,000	0	(173)	0	(173)
	Receive	6-Month HUF-BBR	0.830	Annual	12/21/2020	HUF	10,610,300	0	(220)	0	(220)
	Pay	6-Month THB-THBFIX	3.320	Semi-Annual	07/29/2020	THB	413,900	(4)	310	306	0
	Pay	6-Month THB-THBFIX	2.025	Semi-Annual	02/24/2023		183,000	0	51	51	0
MYC	Pay	3-Month COP-IBR Compounded-OIS	4.795	Quarterly	03/03/2020	COP	28,095,000	0	52	52	0
SCX	Pay	6-Month THB-THBFIX	1.990	Semi-Annual	06/08/2023	THB	50,000	15	0	15	0

								$1,035	$14,821	$22,214	$(6,358)

Total Swap Agreements								$(171)	$14,328	$22,642	$(8,485)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$75	$75	$0	$0	$0	$0	$75	$(80)	$(5)
BOA	5,727	0	1,600	7,327	(1,866)	0	(328)	(2,194)	5,133	(6,340)	(1,207)
BPS	5,104	0	2,575	7,679	(3,917)	(706)	(1,448)	(6,071)	1,608	(1,300)	308
BRC	192	0	620	812	(1,116)	0	(182)	(1,298)	(486)	666	180
BSH	0	0	270	270	(57)	0	0	(57)	213	0	213
BSS	1,819	0	0	1,819	(434)	0	0	(434)	1,385	(1,958)	(573)
CBK	2,585	0	3,105	5,690	(2,081)	(2)	(592)	(2,675)	3,015	(2,570)	445
DUB	1,023	0	1,997	3,020	(1,030)	(672)	(1,251)	(2,953)	67	(1,350)	(1,283)
FBF	646	0	155	801	(1,633)	(684)	(432)	(2,749)	(1,948)	1,840	(108)
GLM	2,657	0	7,250	9,907	(2,001)	0	(759)	(2,760)	7,147	(7,470)	(323)
GST	0	0	968	968	0	0	(220)	(220)	748	(820)	(72)
HUS	1,227	0	2,513	3,740	(9,133)	0	(1,554)	(10,687)	(6,947)	7,504	557
IND	16	0	0	16	(19)	0	0	(19)	(3)	203	200
JPM	5,659	0	1,447	7,106	(3,101)	0	(1,719)	(4,820)	2,286	(3,345)	(1,059)
MSB	3,822	0	0	3,822	(2,571)	0	0	(2,571)	1,251	0	1,251
MYC	0	0	52	52	0	0	0	0	52	(65)	(13)
MYI	86	17	0	103	(466)	(34)	0	(500)	(397)	(940)	(1,337)
RBC	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
RYL	106	0	0	106	0	0	0	0	106	(40)	66
SCX	558	0	15	573	(13,571)	0	0	(13,571)	(12,998)	12,481	(517)
SOG	2,472	0	0	2,472	(19)	0	0	(19)	2,453	(2,500)	(47)
SSB	79	0	0	79	(5)	0	0	(5)	74	0	74
TOR	13	0	0	13	(3,891)	0	0	(3,891)	(3,878)	3,614	(264)
UAG	120	0	0	120	(267)	0	0	(267)	(147)	0	(147)

Total Over the Counter	$33,911	$17	$22,642	$56,570	$(47,192)	$(2,098)	$(8,485)	$(57,775)

38	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

(m)

Securities with an aggregate market value of $26,308 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$2,265	$2,266

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,911	$0	$33,911
Purchased Options	0	0	0	17	0	17
Swap Agreements	0	428	0	0	22,214	22,642

	$0	$428	$0	$33,928	$22,214	$56,570

	$0	$429	$0	$33,928	$24,479	$58,836

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$422	$422
Swap Agreements	0	0	0	0	3,047	3,047

	$0	$0	$0	$0	$3,469	$3,469

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47,192	$0	$47,192
Written Options	0	23	0	2,075	0	2,098
Swap Agreements	0	650	0	1,477	6,358	8,485

	$0	$673	$0	$50,744	$6,358	$57,775

	$0	$673	$0	$50,744	$9,827	$61,244

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$394	$394
Futures	0	0	0	0	2,576	2,576
Swap Agreements	0	516	0	0	(8,340)	(7,824)

	$0	$516	$0	$0	$(5,370)	$(4,854)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(52,819)	$0	$(52,819)
Purchased Options	0	0	0	(232)	0	(232)
Written Options	0	815	0	1,905	34	2,754
Swap Agreements	0	706	0	(10,378)	7,379	(2,293)

	$0	$1,521	$0	$(61,524)	$7,413	$(52,590)

	$0	$2,037	$0	$(61,524)	$2,043	$(57,444)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	190	190
Swap Agreements	0	113	0	0	(20,070)	(19,957)

	$0	$113	$0	$0	$(19,872)	$(19,759)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,966	$0	$7,966
Purchased Options	0	0	0	(216)	0	(216)
Written Options	0	11	0	2,138	0	2,149
Swap Agreements	0	538	0	(605)	2,986	2,919

	$0	$549	$0	$9,283	$2,986	$12,818

	$0	$662	$0	$9,283	$(16,886)	$(6,941)

40	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$44,048	$0	$44,048
Brazil
Corporate Bonds & Notes	0	32,473	0	32,473
Loan Participations and Assignments	0	0	22,536	22,536
Sovereign Issues	0	182,943	0	182,943
Cayman Islands
Corporate Bonds & Notes	0	5,013	0	5,013
Chile
Sovereign Issues	0	12,211	0	12,211
Colombia
Corporate Bonds & Notes	0	41,675	0	41,675
Sovereign Issues	0	234,815	0	234,815
Czech Republic
Sovereign Issues	0	73,852	0	73,852
Dominican Republic
Sovereign Issues	0	4,290	0	4,290
Germany
Corporate Bonds & Notes	0	65,096	0	65,096
Hungary
Sovereign Issues	0	193,745	0	193,745
India
Corporate Bonds & Notes	0	4,467	0	4,467
Indonesia
Corporate Bonds & Notes	0	13,920	0	13,920
Sovereign Issues	0	126,394	0	126,394
Ireland
Corporate Bonds & Notes	0	1,198	0	1,198
Kazakhstan
Corporate Bonds & Notes	0	8,128	0	8,128
Luxembourg
Corporate Bonds & Notes	0	22,255	0	22,255
Malaysia
Sovereign Issues	0	159,861	0	159,861
Mexico
Common Stocks	0	0	0	0
Corporate Bonds & Notes	0	61,072	0	61,072
Netherlands
Asset-Backed Securities	0	449	0	449
Corporate Bonds & Notes	0	226	0	226
Peru
Corporate Bonds & Notes	0	20,376	0	20,376
Sovereign Issues	0	240,117	0	240,117
Philippines
Sovereign Issues	0	32,056	0	32,056
Poland
Sovereign Issues	0	221,080	0	221,080
Qatar
Loan Participations and Assignments	0	0	26,599	26,599
Romania
Sovereign Issues	0	24,482	0	24,482
Russia
Sovereign Issues	0	177,988	0	177,988
South Africa
Corporate Bonds & Notes	0	10,337	0	10,337
Sovereign Issues	0	305,421	0	305,421

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
South Korea
Sovereign Issues	$0	$16,785	$0	$16,785
Spain
Sovereign Issues	0	1,031	0	1,031
Sri Lanka
Sovereign Issues	0	8,088	0	8,088
Supranational
Corporate Bonds & Notes	0	51,256	0	51,256
Thailand
Sovereign Issues	0	59,107	0	59,107
Turkey
Sovereign Issues	0	116,308	0	116,308
Ukraine
Sovereign Issues	0	12,982	0	12,982
United Kingdom
Corporate Bonds & Notes	0	6,155	0	6,155
Non-Agency Mortgage-Backed Securities	0	13,757	0	13,757
United States
Asset-Backed Securities	0	48,511	0	48,511
Corporate Bonds & Notes	0	86,013	0	86,013
Loan Participations and Assignments	0	4,510	0	4,510
Non-Agency Mortgage-Backed Securities	0	32,779	0	32,779
U.S. Government Agencies	0	93,590	0	93,590
U.S. Treasury Obligations	0	754	0	754
Uruguay
Sovereign Issues	0	11,048	0	11,048
Short-Term Instruments
Repurchase Agreements	0	5,869	0	5,869
Short-Term Notes	0	43,488	0	43,488
Argentina Treasury Bills	0	14,008	0	14,008
Egypt Treasury Bills	0	62,705	0	62,705
Nigeria Treasury Bills	0	45,170	0	45,170
South Africa Treasury Bills	0	9,100	0	9,100
U.S. Treasury Bills	0	31,408	0	31,408
	$0	$3,094,410	$49,135	$3,143,545

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$168,491	$0	$0	$168,491
Total Investments	$168,491	$3,094,410	$49,135	$3,312,036

Short Sales, at Value - Liabilities
Argentina
Sovereign Issues	0	(5,210)	0	(5,210)
United States
U.S. Government Agencies	0	(3,177)	0	(3,177)
	$0	$(8,387)	$0	$(8,387)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,266	0	2,266
Over the counter	0	56,570	0	56,570
	$0	$58,836	$0	$58,836

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(422)	(3,047)	0	(3,469)
Over the counter	0	(57,775)	0	(57,775)
	$(422)	$(60,822)	$0	$(61,244)
Total Financial Derivative Instruments	$(422)	$(1,986)	$0	$(2,408)
Totals	$168,069	$3,084,037	$49,135	$3,301,241

42	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Brazil Loan Participations and Assignments	$22,729	$0	$0	$0	$0	$(193)	$0	$0	$22,536	$(193)
Mexico
Common Stocks	0	0	0	0	0	0	0	0	0	0
Corporate Bonds & Notes	215	0	(110)	1,370	0	(1,475)	0	0	0	0
Netherlands Loan Participations and Assignments	10,444	0	(10,500)	0	131	(75)	0	0	0	0
Qatar Loan Participations and Assignments	0	26,621	0	1	0	(23)	0	0	26,599	(23)

Totals	$33,388	$26,621	$(10,610)	$1,371	$131	$(1,766)	$0	$0	$49,135	$(216)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$22,536	Proxy Pricing	Base Price	99.060
Mexico
Common Stocks	0	Other Valuation Techniques(2)	—	—
Qatar
Loan Participations and Assignments	26,599	Third Party Vendor	Broker Quote	99.250

Total	$49,135

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3,Class A and Class C shares of the PIMCO Emerging Markets Local Currency and Bond Fund (formerly PIMCO Emerging Local Bond Fund) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

44	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2019

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

ANNUAL REPORT	MARCH 31, 2019	45

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after

46	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2019

December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded

ANNUAL REPORT	MARCH 31, 2019	47

Notes to Financial Statements (Cont.)

options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

48	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2019

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	MARCH 31, 2019	49

Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

50	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2019

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3

ANNUAL REPORT	MARCH 31, 2019	51

Notes to Financial Statements (Cont.)

of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$366,153	$2,609,266	$(2,807,000)	$86	$(14)	$168,491	$5,466	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

52	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2019

(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement

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Notes to Financial Statements (Cont.)

and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to

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other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase

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agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is

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Notes to Financial Statements (Cont.)

recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for

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purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full

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Notes to Financial Statements (Cont.)

exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements  convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap

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agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of

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Notes to Financial Statements (Cont.)

default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest

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rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

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Notes to Financial Statements (Cont.)

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

64	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2019

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely

ANNUAL REPORT	MARCH 31, 2019	65

Notes to Financial Statements (Cont.)

transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early

66	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2019

and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.45%	0.45%	0.55%	0.65%(1)	0.45%~	0.60%	0.60%

~	This share class was liquidated during the reporting period.
(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust had previously adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”).

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Notes to Financial Statements (Cont.)

Under the terms of the Administrative Class Plan, the Fund may have compensated the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permitted the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%~

~	This share class was liquidated during the reporting period.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

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March 31, 2019

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$37,460	$94,598

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term

ANNUAL REPORT	MARCH 31, 2019	69

Notes to Financial Statements (Cont.)

capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$1,383,683	$1,522,194	$1,727,544	$1,579,261

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019				Year Ended 03/31/2018

	Shares		Amount		Shares		Amount

Receipts for shares sold

Institutional Class	131,412		$889,980		106,760		$811,015

I-2	9,728		66,718		8,620		66,496

I-3	1,056		7,150		0		0

Administrative Class	34	(a)	246	(a)	131		1,003

Class D	0		0		1,390		10,673

Class A	5,198		35,523		7,959	(b)	61,235	(b)

Class C	277		1,905		499		3,816

Issued as reinvestment of distributions

Institutional Class	28,701		194,485		30,502		232,208

I-2	510		3,462		463		3,528

I-3	14		96		0		0

Administrative Class	16	(a)	108	(a)	48		361

Class D	0		0		226		1,716

Class A	614		4,163		334		2,549

Class C	92		628		111		846

Cost of shares redeemed

Institutional Class	(219,652)		(1,491,465)		(129,819)		(987,051)

I-2	(11,481)		(78,351)		(5,620)		(42,540)

I-3	(72)		(477)		0		0

Administrative Class	(593	)(a)	(3,845	)(a)	(832)		(6,396)

Class D	0		0		(6,144	)(b)	(47,500	)(b)

Class A	(7,393)		(50,152)		(2,465)		(18,783)

Class C	(963)		(6,621)		(953)		(7,211)

Net increase (decrease) resulting from Fund share transactions	(62,502)		$(426,447)		11,210		$85,965

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(b)	On March 23, 2018, 4,465 Class D shares in the amount of $34,752 converted into Class A shares of the Fund.

70	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2019

As of March 31, 2019, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 24% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$0	$(416,514)	$(1,158)	$(235,936)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

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Notes to Financial Statements (Cont.)

March 31, 2019

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Local Currency and Bond Fund	$124,440	$111,496

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Local Currency and Bond Fund	$3,729,867	$141,985	$(557,144)	$(415,159)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$0	$218,637	$163,319	$0	$92,010

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

72	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Local Currency and Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Emerging Markets Local Currency and Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2019	73

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
BSS	Banco Santander S.A.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RYL	Royal Bank of Scotland PLC
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TOR	Toronto Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
ARS	Argentine Peso	KZT	Kazakhstani Tenge
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CLP	Chilean Peso	NGN	Nigerian Naira
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
DOP	Dominican Peso	RUB	Russian Ruble
EGP	Egyptian Pound	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	UAH	Ukrainian Hryvnia
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	UYU	Uruguayan Peso
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	IBR	Indicador Bancario de Referencia
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR
EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

74	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	PIK	Payment-in-Kind
BBR	Bank Bill Rate	PRIBOR	Prague Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CHILIBOR	Chile Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
JSC	Joint Stock Company	THBFIX	Thai Baht Floating-Rate Fix
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2019	75

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Emerging Markets Local Currency and Bond Fund	0.00%	0.00%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

76	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	77

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

78	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	79

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

80	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	81

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3011AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO High Yield Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO HIGH YIELD FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO High Yield Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to the Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out

4	PIMCO HIGH YIELD FUND

the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	04/27/18	01/16/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO High Yield Fund (Cont.)

the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO HIGH YIELD FUND

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ANNUAL REPORT	MARCH 31, 2019	7

PIMCO High Yield Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	6.27%	4.52%	10.22%	7.61%
PIMCO High Yield Fund I-2	6.16%	4.41%	10.11%	7.50%
PIMCO High Yield Fund I-3	6.12%	4.37%	10.06%	7.42%
PIMCO High Yield Fund Administrative Class	6.00%	4.26%	9.95%	7.34%
PIMCO High Yield Fund Class A	5.90%	4.16%	9.84%	7.21%
PIMCO High Yield Fund Class A (adjusted)	1.93%	3.36%	9.42%	7.02%
PIMCO High Yield Fund Class C	5.11%	3.38%	9.02%	6.41%
PIMCO High Yield Fund Class C (adjusted)	4.11%	3.38%	9.02%	6.41%
PIMCO High Yield Fund Class R	5.64%	3.90%	9.57%	6.94%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	6.33%	4.74%	10.09%	7.29%♦
Lipper High Yield Funds Average	4.39%	3.43%	9.57%	6.55%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.82% for Administrative Class shares, 0.92% for Class A shares, 1.67% for Class C shares and 1.17% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	I-2 - PHLPX	I-3 - PHNNX	Administrative Class - PHYAX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	85.1%
Short-Term Instruments‡	13.4%
Loan Participations and Assignments	1.4%
Other	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Security selection in energy contributed to performance, as the Fund’s energy positions outperformed the broader sector.

»	Overweight exposure to healthcare contributed to performance, as the sector outperformed the broader market.

»	Security selection in retailers contributed to performance, as the Fund’s retail positions outperformed the broader sector.

»	Security selection in consumer non-cyclicals detracted from performance, as the Fund’s consumer non-cyclical positions underperformed the broader sector.

»	Security selection in automotives detracted from performance, as the Fund’s automotive positions underperformed the broader sector.

»	Security selection in healthcare detracted from performance, as the Fund’s healthcare positions underperformed the broader sector.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,030.00	$2.99	$1,000.00	$1,021.99	$2.97	0.59%
I-2	1,000.00	1,029.50	3.49	1,000.00	1,021.49	3.48	0.69
I-3	1,000.00	1,029.30	3.74	1,000.00	1,021.24	3.73	0.74
Administrative Class	1,000.00	1,028.70	4.25	1,000.00	1,020.74	4.23	0.84
Class A	1,000.00	1,028.20	4.75	1,000.00	1,020.24	4.73	0.94
Class C	1,000.00	1,024.40	8.53	1,000.00	1,016.50	8.50	1.69
Class R	1,000.00	1,027.00	6.01	1,000.00	1,019.00	5.99	1.19

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO HIGH YIELD FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the ICE BofAML U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$8.72	$0.46	$0.07	$0.53	$(0.47)	$0.00	$0.00	$(0.47)

03/31/2018	8.90	0.43	(0.15)	0.28	(0.44)	0.00	(0.02)	(0.46)

03/31/2017	8.37	0.46	0.55	1.01	(0.48)	0.00	0.00	(0.48)

03/31/2016	9.24	0.48	(0.63)	(0.15)	(0.49)	(0.22)	(0.01)	(0.72)

03/31/2015	9.73	0.52	(0.24)	0.28	(0.58)	(0.19)	0.00	(0.77)

I-2

03/31/2019	8.72	0.45	0.07	0.52	(0.46)	0.00	0.00	(0.46)

03/31/2018	8.90	0.43	(0.16)	0.27	(0.43)	0.00	(0.02)	(0.45)

03/31/2017	8.37	0.45	0.55	1.00	(0.47)	0.00	0.00	(0.47)

03/31/2016	9.24	0.46	(0.62)	(0.16)	(0.48)	(0.22)	(0.01)	(0.71)

03/31/2015	9.73	0.51	(0.24)	0.27	(0.57)	(0.19)	0.00	(0.76)

I-3

04/27/2018 - 03/31/2019	8.73	0.42	0.05	0.47	(0.42)	0.00	0.00	(0.42)

Administrative Class

03/31/2019	8.72	0.43	0.08	0.51	(0.45)	0.00	0.00	(0.45)

03/31/2018	8.90	0.41	(0.16)	0.25	(0.41)	0.00	(0.02)	(0.43)

03/31/2017	8.37	0.44	0.55	0.99	(0.46)	0.00	0.00	(0.46)

03/31/2016	9.24	0.46	(0.64)	(0.18)	(0.46)	(0.22)	(0.01)	(0.69)

03/31/2015	9.73	0.50	(0.24)	0.26	(0.56)	(0.19)	0.00	(0.75)

Class A

03/31/2019	8.72	0.43	0.07	0.50	(0.44)	0.00	0.00	(0.44)

03/31/2018	8.90	0.41	(0.17)	0.24	(0.40)	0.00	(0.02)	(0.42)

03/31/2017	8.37	0.43	0.55	0.98	(0.45)	0.00	0.00	(0.45)

03/31/2016	9.24	0.45	(0.64)	(0.19)	(0.45)	(0.22)	(0.01)	(0.68)

03/31/2015	9.73	0.49	(0.24)	0.25	(0.55)	(0.19)	0.00	(0.74)

Class C

03/31/2019	8.72	0.36	0.07	0.43	(0.37)	0.00	0.00	(0.37)

03/31/2018	8.90	0.33	(0.15)	0.18	(0.34)	0.00	(0.02)	(0.36)

03/31/2017	8.37	0.37	0.54	0.91	(0.38)	0.00	0.00	(0.38)

03/31/2016	9.24	0.39	(0.64)	(0.25)	(0.39)	(0.22)	(0.01)	(0.62)

03/31/2015	9.73	0.42	(0.24)	0.18	(0.48)	(0.19)	0.00	(0.67)

Class R

03/31/2019	8.72	0.41	0.07	0.48	(0.42)	0.00	0.00	(0.42)

03/31/2018	8.90	0.38	(0.16)	0.22	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	8.37	0.41	0.55	0.96	(0.43)	0.00	0.00	(0.43)

03/31/2016	9.24	0.43	(0.64)	(0.21)	(0.43)	(0.22)	(0.01)	(0.66)

03/31/2015	9.73	0.47	(0.24)	0.23	(0.53)	(0.19)	0.00	(0.72)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.78	6.27%	$6,741,939	0.59%		0.59%		0.55%		0.55%		5.30%		21%

8.72	3.07	6,133,889	0.57		0.57		0.55		0.55		4.84		25

8.90	12.30	8,595,555	0.56		0.56		0.55		0.55		5.26		31

8.37	(1.61)	6,806,263	0.56		0.56		0.55		0.55		5.48		32

9.24	3.06	7,991,337	0.56		0.56		0.55		0.55		5.49		39

8.78	6.16	355,451	0.69		0.69		0.65		0.65		5.20		21

8.72	2.97	354,057	0.67		0.67		0.65		0.65		4.75		25

8.90	12.19	453,711	0.66		0.66		0.65		0.65		5.19		31

8.37	(1.71)	1,335,978	0.66		0.66		0.65		0.65		5.33		32

9.24	2.96	460,918	0.66		0.66		0.65		0.65		5.39		39

8.78	5.57	3,991	0.74	*	0.79	*	0.70	*	0.75	*	5.21	*	21

8.78	6.00	449,135	0.84		0.84		0.80		0.80		5.03		21

8.72	2.82	558,261	0.82		0.82		0.80		0.80		4.63		25

8.90	12.02	371,840	0.81		0.81		0.80		0.80		5.02		31

8.37	(1.86)	356,143	0.81		0.81		0.80		0.80		5.25		32

9.24	2.81	416,586	0.81		0.81		0.80		0.80		5.24		39

8.78	5.90	710,419	0.94		0.94		0.90		0.90		4.95		21

8.72	2.72	806,919	0.92		0.92		0.90		0.90		4.53		25

8.90	11.91	560,870	0.91		0.91		0.90		0.90		4.92		31

8.37	(1.96)	625,380	0.91		0.91		0.90		0.90		5.14		32

9.24	2.70	767,460	0.91		0.91		0.90		0.90		5.14		39

8.78	5.11	106,785	1.69		1.69		1.65		1.65		4.20		21

8.72	1.95	141,943	1.67		1.67		1.65		1.65		3.74		25

8.90	11.08	316,646	1.66		1.66		1.65		1.65		4.17		31

8.37	(2.69)	348,796	1.66		1.66		1.65		1.65		4.40		32

9.24	1.94	455,179	1.66		1.66		1.65		1.65		4.39		39

8.78	5.64	31,064	1.19		1.19		1.15		1.15		4.70		21

8.72	2.46	31,988	1.17		1.17		1.15		1.15		4.27		25

8.90	11.63	33,473	1.16		1.16		1.15		1.15		4.67		31

8.37	(2.20)	32,612	1.16		1.16		1.15		1.15		4.89		32

9.24	2.45	41,953	1.16		1.16		1.15		1.15		4.88		39

ANNUAL REPORT	MARCH 31, 2019	13

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$7,233,245
Investments in Affiliates	1,107,158

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,173
Over the counter	11,208
Cash	11,968
Deposits with counterparty	22,706
Receivable for investments sold	6,304
Receivable for Fund shares sold	25,706
Interest and/or dividends receivable	115,064
Dividends receivable from Affiliates	2,321
Prepaid expenses	112
Other assets	2

Total Assets	8,536,967

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$26,224

Financial Derivative Instruments
Over the counter	214
Payable for investments purchased	68,982
Payable for investments in Affiliates purchased	2,321
Deposits from counterparty	9,851
Payable for Fund shares redeemed	21,492
Distributions payable	4,558
Overdraft due to custodian	59
Accrued investment advisory fees	1,759
Accrued supervisory and administrative fees	2,213
Accrued distribution fees	171
Accrued servicing fees	179
Other liabilities	160

Total Liabilities	138,183

Net Assets	$8,398,784

Net Assets Consist of:

Paid in capital	$8,386,914
Distributable earnings (accumulated loss)	11,870

Net Assets	$8,398,784

Cost of investments in securities	$7,193,810
Cost of investments in Affiliates	$1,107,120
Cost or premiums of financial derivative instruments, net	$14,207

* Includes repurchase agreements of:	$9,649

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$6,741,939
I-2	355,451
I-3	3,991
Administrative Class	449,135
Class A	710,419
Class C	106,785
Class R	31,064

Shares Issued and Outstanding:

Institutional Class	767,517
I-2	40,465
I-3	454
Administrative Class	51,130
Class A	80,875
Class C	12,157
Class R	3,536

Net Asset Value Per Share Outstanding:

Institutional Class	$8.78
I-2	8.78
I-3	8.78
Administrative Class	8.78
Class A	8.78
Class C	8.78
Class R	8.78

ANNUAL REPORT	MARCH 31, 2019	15

Statement of Operations PIMCO High Yield Fund

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest	$446,738
Dividends from Investments in Affiliates	19,396
Total Income	466,134

Expenses:

Investment advisory fees	19,802
Supervisory and administrative fees	25,003
Distribution and/or servicing fees - Administrative Class	1,189
Distribution fees - Class C	920
Distribution fees - Class R	77
Servicing fees - Class A	1,838
Servicing fees - Class C	307
Servicing fees - Class R	77
Trustee fees	48
Interest expense	2,845
Miscellaneous expense	10
Total Expenses	52,116
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	52,115

Net Investment Income (Loss)	414,019

Net Realized Gain (Loss):

Investments in securities	25,343
Investments in Affiliates	214
Net capital gain distributions received from Affiliate investments	86
Exchange-traded or centrally cleared financial derivative instruments	11,290
Over the counter financial derivative instruments	5,517
Short sales	137
Foreign currency	(286)

Net Realized Gain (Loss)	42,301

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	14,759
Investments in Affiliates	20
Exchange-traded or centrally cleared financial derivative instruments	9,295
Over the counter financial derivative instruments	15,132
Foreign currency assets and liabilities	56

Net Change in Unrealized Appreciation (Depreciation)	39,262

Net Increase (Decrease) in Net Assets Resulting from Operations	$495,582

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$414,019	$492,840
Net realized gain (loss)	42,301	66,788
Net change in unrealized appreciation (depreciation)	39,262	(222,920)

Net Increase (Decrease) in Net Assets Resulting from Operations	495,582	336,708

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(336,418)	(397,617)
I-2	(18,529)	(21,009)
I-3	(96)	0
Administrative Class	(24,521)	(27,830)
Class D	0	(13,346	)(a)
Class A	(37,257)	(29,253)
Class C	(5,291)	(6,625)
Class R	(1,480)	(1,448)

Tax basis return of capital
Institutional Class	0	(14,892)
I-2	0	(803)
I-3	0	0
Administrative Class	0	(1,094)
Class D	0	(539	)(a)
Class A	0	(1,176)
Class C	0	(321)
Class R	0	(62)

Total Distributions(b)	(423,592)	(516,015)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	299,737	(2,455,007)

Total Increase (Decrease) in Net Assets	371,727	(2,634,314)

Net Assets:

Beginning of year	8,027,057	10,661,371
End of year	$8,398,784	$8,027,057

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	17

Schedule of Investments PIMCO High Yield Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.4%

American Builders & Contractors Supply Co., Inc.
4.499% due 10/31/2023	$4,987	$4,862

Caesars Resort Collection LLC
5.249% (LIBOR03M + 2.750%) due 12/22/2024 ~	4,987	4,938

Carbonite, Inc.
TBD% due 03/26/2026	10,000	9,941

CommScope, Inc.
TBD% due 02/06/2026	9,000	9,019

Core & Main LP
5.626% (LIBOR03M + 3.000%) due 08/01/2024 «~	4,987	4,956

CPG International, Inc.
6.633% (LIBOR03M + 3.750%) due 05/05/2024 «~	4,987	4,950

Dun & Bradstreet Corp.
7.490% (LIBOR03M + 5.000%) due 02/08/2026 ~	4,700	4,667

Getty Images, Inc.
7.000% (LIBOR03M + 4.500%) due 02/19/2026 ~	14,015	13,959

Jaguar Holding Co.
4.999% due 08/18/2022	4,987	4,941

NCI Building Systems, Inc.
6.547% (LIBOR03M + 3.750%) due 04/12/2025 «~	4,987	4,763

Ortho-Clinical Diagnostics S.A.
5.749% (LIBOR03M + 3.250%) due 06/30/2025 ~	4,975	4,798

RegionalCare Hospital Partners Holdings, Inc.
6.982% (LIBOR03M + 4.500%) due 11/16/2025 ~	9,975	9,894

Sotera Health Holdings LLC
5.499% (LIBOR03M + 3.000%) due 05/15/2022 ~	14,962	14,691

Sprint Communications, Inc.
5.000% (LIBOR03M + 2.500%) due 02/02/2024 ~	4,987	4,847

Starfruit Finco BV
5.740% (LIBOR03M + 3.250%) due 10/01/2025 ~	10,000	9,872

TransDigm, Inc.
4.999% (LIBOR03M + 2.500%) due 06/09/2023 ~	5,486	5,365

Total Loan Participations and Assignments (Cost $116,038)		116,463

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 84.5%

BANKING & FINANCE 7.1%

Ally Financial, Inc.
5.125% due 09/30/2024	$10,000	$10,538
7.500% due 09/15/2020	20,000	21,250
8.000% due 03/15/2020	10,000	10,475
8.000% due 11/01/2031	20,928	26,015

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023	3,000	3,060
5.250% due 05/15/2024	11,625	12,003

Barclays PLC
7.750% due 09/15/2023 •(g)(h)	7,500	7,517

Blackstone CQP Holdco LP
6.000% due 08/18/2021	3,500	3,500
6.500% due 03/20/2021	16,750	16,750

BNP Paribas S.A.
7.375% due 08/19/2025 •(g)(h)	20,000	21,244

CIT Group, Inc.
5.000% due 08/15/2022	20,000	20,875
5.000% due 08/01/2023	15,000	15,769
6.125% due 03/09/2028	4,075	4,544

Credit Agricole S.A.
7.875% due 01/23/2024 •(g)(h)	20,000	21,518

Credit Suisse Group AG
6.250% due 12/18/2024 •(g)(h)	10,000	9,997
7.250% due 09/12/2025 •(g)(h)	2,000	2,010
7.500% due 07/17/2023 •(g)(h)	4,750	4,889

Equinix, Inc.
5.375% due 05/15/2027	10,000	10,500
5.750% due 01/01/2025	3,750	3,902
5.875% due 01/15/2026	7,000	7,392

ESH Hospitality, Inc.
5.250% due 05/01/2025	20,000	19,925

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	9,250	9,158

Freedom Mortgage Corp.
8.250% due 04/15/2025	10,000	8,925

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	10,000	10,050

Howard Hughes Corp.
5.375% due 03/15/2025	12,000	12,000

Intesa Sanpaolo SpA
5.017% due 06/26/2024	15,000	14,512
5.710% due 01/15/2026	10,000	9,778
7.700% due 09/17/2025 •(g)(h)	5,000	4,730

Jefferies Finance LLC
6.875% due 04/15/2022	5,000	5,050
7.375% due 04/01/2020	5,000	5,013

Lincoln Finance Ltd.
7.375% due 04/15/2021	5,650	5,763

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(g)(h)	$33,000	$34,072

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	8,000	7,820
5.625% due 05/01/2024	10,000	10,488
5.750% due 02/01/2027	7,625	7,901

Navient Corp.
5.625% due 08/01/2033	3,050	2,349
5.875% due 03/25/2021	9,000	9,326
5.875% due 10/25/2024	5,000	4,863
6.125% due 03/25/2024	20,000	20,075
6.500% due 06/15/2022	15,000	15,670
6.625% due 07/26/2021	1,750	1,833
6.750% due 06/25/2025	5,000	4,970
7.250% due 01/25/2022	7,000	7,446
8.000% due 03/25/2020	9,750	10,164

Provident Funding Associates LP
6.375% due 06/15/2025	9,000	8,235

Quicken Loans, Inc.
5.250% due 01/15/2028	15,000	14,100
5.750% due 05/01/2025	7,500	7,556

RHP Hotel Properties LP
5.000% due 04/15/2023	10,000	10,100

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(g)	15,095	19,057

SLM Corp.
5.125% due 04/05/2022	2,875	2,832

Springleaf Finance Corp.
5.625% due 03/15/2023	12,000	12,195
6.125% due 05/15/2022	5,500	5,720
6.125% due 03/15/2024	4,000	4,100
6.875% due 03/15/2025	10,000	10,350
7.125% due 03/15/2026	10,000	10,200

Tempo Acquisition LLC
6.750% due 06/01/2025	12,000	12,150

Vantiv LLC
4.375% due 11/15/2025	7,500	7,748

		599,972

INDUSTRIALS 68.7%

Acadia Healthcare Co., Inc.
5.125% due 07/01/2022	9,000	9,068
5.625% due 02/15/2023	5,000	5,056
6.500% due 03/01/2024	3,500	3,605

Actuant Corp.
5.625% due 06/15/2022	10,000	10,137

Adient Global Holdings Ltd.
4.875% due 08/15/2026	17,000	12,580

ADT Security Corp.
3.500% due 07/15/2022	5,000	4,838

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.125% due 06/15/2023	$15,000	$14,505
4.875% due 07/15/2032	13,095	10,672
6.250% due 10/15/2021	5,000	5,270

Advanced Disposal Services, Inc.
5.625% due 11/15/2024	15,000	15,375

AECOM
5.125% due 03/15/2027	7,000	6,799
5.875% due 10/15/2024	7,000	7,403

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	20,000	16,900

Albertsons Cos. LLC
6.625% due 06/15/2024	10,000	10,150
7.500% due 03/15/2026	12,000	12,405

Alcoa Nederland Holding BV
6.125% due 05/15/2028	3,500	3,614
6.750% due 09/30/2024	4,000	4,250
7.000% due 09/30/2026	3,750	4,062

Allison Transmission, Inc.
4.750% due 10/01/2027	5,000	4,800
5.000% due 10/01/2024	5,000	5,006
5.875% due 06/01/2029	5,000	5,069

Altice Financing S.A.
6.625% due 02/15/2023	15,000	15,375
7.500% due 05/15/2026	10,000	9,925

Altice Finco S.A.
7.625% due 02/15/2025	10,000	9,138

Altice France S.A.
6.250% due 05/15/2024	30,000	30,337
7.375% due 05/01/2026	20,000	19,650
8.125% due 02/01/2027	7,950	8,049

Altice Luxembourg S.A.
7.625% due 02/15/2025	20,000	17,600
7.750% due 05/15/2022	17,000	17,042

AMC Networks, Inc.
4.750% due 12/15/2022	5,000	5,050
4.750% due 08/01/2025	5,000	4,975
5.000% due 04/01/2024	7,000	7,052

American Builders & Contractors Supply Co., Inc.
5.750% due 12/15/2023	7,500	7,716
5.875% due 05/15/2026	14,000	14,245

Amsted Industries, Inc.
5.000% due 03/15/2022	5,000	5,038
5.375% due 09/15/2024	7,500	7,425

Antero Resources Corp.
5.125% due 12/01/2022	7,500	7,568
5.375% due 11/01/2021	5,000	5,038

Apergy Corp.
6.375% due 05/01/2026	5,000	5,081

Aramark Services, Inc.
4.750% due 06/01/2026	7,000	7,000
5.000% due 02/01/2028	8,000	7,987
5.125% due 01/15/2024	5,000	5,156

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	19

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arconic, Inc.
5.125% due 10/01/2024	$20,000	$20,531
5.900% due 02/01/2027	5,000	5,197
5.950% due 02/01/2037	10,000	9,894

Ardagh Packaging Finance PLC
6.000% due 02/15/2025	11,000	11,027
7.250% due 05/15/2024	15,000	15,858

Ascend Learning LLC
6.875% due 08/01/2025	15,000	14,962

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	8,375	8,092

Ashland LLC
4.750% due 08/15/2022	15,000	15,487
6.875% due 05/15/2043	10,000	10,400

Associated Materials LLC
9.000% due 01/01/2024	25,000	24,687

Avantor, Inc.
6.000% due 10/01/2024	10,000	10,400

Avon International Operations, Inc.
7.875% due 08/15/2022	10,450	10,881

Ball Corp.
4.000% due 11/15/2023	3,125	3,156
5.250% due 07/01/2025	10,250	10,762

Bausch Health Americas, Inc.
8.500% due 01/31/2027	15,000	15,937
9.250% due 04/01/2026	12,500	13,710

Bausch Health Cos., Inc.
5.500% due 03/01/2023	12,011	12,114
5.500% due 11/01/2025	30,000	30,750
5.750% due 08/15/2027	7,750	7,963
5.875% due 05/15/2023	25,000	25,344
6.125% due 04/15/2025	7,000	6,948
6.500% due 03/15/2022	5,000	5,181
7.000% due 03/15/2024	10,000	10,605
9.000% due 12/15/2025	7,500	8,175

BBA U.S. Holdings, Inc.
5.375% due 05/01/2026	7,275	7,511

BC ULC
4.250% due 05/15/2024	15,000	14,887
4.625% due 01/15/2022	5,000	5,036
5.000% due 10/15/2025	25,000	24,757

BCD Acquisition, Inc.
9.625% due 09/15/2023	12,000	12,780

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	40,000	38,150
6.375% due 10/01/2023	11,250	11,756

Berry Global, Inc.
4.500% due 02/15/2026	5,000	4,764
5.125% due 07/15/2023	7,000	7,131
5.500% due 05/15/2022	5,000	5,094
6.000% due 10/15/2022	5,000	5,163

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boise Cascade Co.
5.625% due 09/01/2024	$10,000	$9,900

Bombardier, Inc.
5.750% due 03/15/2022	5,000	5,144
6.125% due 01/15/2023	3,000	3,049
7.500% due 03/15/2025	12,500	12,922
7.875% due 04/15/2027	10,250	10,583
8.750% due 12/01/2021	20,000	22,175

Boyd Gaming Corp.
6.000% due 08/15/2026	6,500	6,687
6.375% due 04/01/2026	10,000	10,387
6.875% due 05/15/2023	10,000	10,425

Brazos Valley Longhorn LLC
6.875% due 02/01/2025	10,000	10,137

Bruin E&P Partners LLC
8.875% due 08/01/2023	8,000	7,660

Builders FirstSource, Inc.
5.625% due 09/01/2024	15,000	14,831

BWAY Holding Co.
5.500% due 04/15/2024	25,000	24,914

Cablevision Systems Corp.
5.875% due 09/15/2022	5,000	5,238

Caesars Resort Collection LLC
5.250% due 10/15/2025	40,000	38,700

Callon Petroleum Co.
6.125% due 10/01/2024	17,575	17,751

Cascades, Inc.
5.500% due 07/15/2022	7,000	7,070

Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	15,000	14,925

CBS Radio, Inc.
7.250% due 11/01/2024 (k)	14,000	14,000

CCO Holdings LLC
5.000% due 02/01/2028	15,000	14,869
5.125% due 02/15/2023	17,500	17,850
5.125% due 05/01/2027	12,500	12,609
5.250% due 09/30/2022	10,000	10,206
5.375% due 05/01/2025	12,000	12,420
5.500% due 05/01/2026	17,500	18,112
5.750% due 09/01/2023	7,750	7,924
5.750% due 02/15/2026	20,650	21,682
5.875% due 04/01/2024	22,000	23,047
5.875% due 05/01/2027	12,000	12,484

Centene Corp.
4.750% due 01/15/2025	3,500	3,579
5.375% due 06/01/2026	5,000	5,225
5.625% due 02/15/2021	7,500	7,622
6.125% due 02/15/2024	8,125	8,524

Central Garden & Pet Co.
5.125% due 02/01/2028	7,000	6,440

CF Industries, Inc.
5.150% due 03/15/2034	20,000	19,100

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Change Healthcare Holdings LLC
5.750% due 03/01/2025	$25,000	$24,830

Chemours Co.
5.375% due 05/15/2027	5,750	5,741
6.625% due 05/15/2023	12,000	12,451
7.000% due 05/15/2025	13,500	14,242

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	17,500	18,397
5.875% due 03/31/2025	5,750	6,268
7.000% due 06/30/2024	15,250	17,252

Cheniere Energy Partners LP
5.250% due 10/01/2025	14,000	14,367
5.625% due 10/01/2026	4,000	4,110

Chesapeake Energy Corp.
6.125% due 02/15/2021	2,500	2,588
7.000% due 10/01/2024	10,000	10,013
8.000% due 01/15/2025 (k)	7,750	7,944
8.000% due 06/15/2027	5,000	4,950

Churchill Downs, Inc.
4.750% due 01/15/2028	20,000	19,125
5.500% due 04/01/2027	5,000	5,075

Cirsa Finance International SARL
7.875% due 12/20/2023	7,500	7,778

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	25,000	25,693
9.250% due 02/15/2024	16,000	17,000

Clearwater Paper Corp.
4.500% due 02/01/2023	10,000	9,600
5.375% due 02/01/2025	5,000	4,688

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	6,000	5,970
5.750% due 03/01/2025	5,000	4,800

CNX Midstream Partners LP
6.500% due 03/15/2026	9,375	9,117

CNX Resources Corp.
5.875% due 04/15/2022	6,516	6,532

Colfax Corp.
6.000% due 02/15/2024	12,500	13,062
6.375% due 02/15/2026	5,000	5,328

CommScope Finance LLC
5.500% due 03/01/2024	1,000	1,025
6.000% due 03/01/2026	1,000	1,037
8.250% due 03/01/2027	5,600	5,824

CommScope Technologies LLC
5.000% due 03/15/2027	10,000	8,892
6.000% due 06/15/2025	10,000	9,760

CommScope, Inc.
5.000% due 06/15/2021	5,000	5,015
5.500% due 06/15/2024	7,000	6,880

Community Health Systems, Inc.
5.125% due 08/01/2021	20,000	19,762
6.250% due 03/31/2023	15,000	14,137

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 03/15/2026	$8,250	$7,914
8.625% due 01/15/2024	6,750	6,775

Constellium NV
5.750% due 05/15/2024	9,150	9,196
5.875% due 02/15/2026	12,500	12,305

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	15,000	13,245

Core & Main LP
6.125% due 08/15/2025	30,000	29,484

Coty, Inc.
6.500% due 04/15/2026	10,000	9,800

Covey Park Energy LLC
7.500% due 05/15/2025	20,000	18,644

CPG Merger Sub LLC
8.000% due 10/01/2021	17,000	17,000

Crown Americas LLC
4.250% due 09/30/2026	8,050	7,819
4.500% due 01/15/2023	10,000	10,125
4.750% due 02/01/2026	8,950	9,015

CSC Holdings LLC
5.125% due 12/15/2021	10,000	10,038
5.250% due 06/01/2024	15,000	15,262
5.375% due 02/01/2028	3,000	3,015
5.500% due 05/15/2026	10,000	10,303
5.500% due 04/15/2027	12,000	12,284
6.500% due 02/01/2029	10,000	10,662
6.625% due 10/15/2025	10,000	10,625
6.750% due 11/15/2021	12,000	12,855

DAE Funding LLC
4.500% due 08/01/2022	5,000	5,056
5.000% due 08/01/2024	15,000	15,225

DaVita, Inc.
5.000% due 05/01/2025	15,000	14,430
5.125% due 07/15/2024	15,000	14,850
5.750% due 08/15/2022	5,000	5,106

DCP Midstream Operating LP
5.375% due 07/15/2025	11,500	12,017

Dell International LLC
5.875% due 06/15/2021	4,925	5,019
7.125% due 06/15/2024	7,750	8,218

Dell, Inc.
5.400% due 09/10/2040	4,950	4,208
6.500% due 04/15/2038	3,225	3,104
7.100% due 04/15/2028	2,405	2,588

Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	6,165	3,930
5.700% due 10/15/2039	7,500	5,081
7.875% due 08/15/2025	10,000	9,700

Diamond Resorts International, Inc.
7.750% due 09/01/2023	10,000	10,038

Diamondback Energy, Inc.
4.750% due 11/01/2024	7,500	7,695
5.375% due 05/31/2025	12,250	12,817

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
5.000% due 03/15/2023	$15,000	$13,556
5.875% due 07/15/2022	25,000	24,289
5.875% due 11/15/2024	16,000	13,500
6.750% due 06/01/2021	12,000	12,402
7.750% due 07/01/2026	12,750	11,124

DKT Finance ApS
9.375% due 06/17/2023	7,000	7,522

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	10,000	10,125

Eldorado Resorts, Inc.
6.000% due 09/15/2026	12,250	12,495

Element Solutions, Inc.
5.875% due 12/01/2025	15,000	15,110

EMC Corp.
3.375% due 06/01/2023	8,000	7,771

EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024	8,950	9,509

Endo Dac
6.000% due 07/15/2023	6,136	4,755
6.000% due 02/01/2025	10,000	7,300

Energizer Holdings, Inc.
5.500% due 06/15/2025	21,000	20,869
6.375% due 07/15/2026	10,000	10,275
7.750% due 01/15/2027	3,750	4,008

Energy Transfer Operating LP
5.875% due 01/15/2024	5,000	5,477
7.500% due 10/15/2020	10,000	10,651

EnLink Midstream Partners LP
4.150% due 06/01/2025	12,500	12,078
4.400% due 04/01/2024	2,000	1,988
5.450% due 06/01/2047	6,000	5,370

Ensco PLC
4.500% due 10/01/2024	9,000	6,930
5.200% due 03/15/2025	12,000	9,364
5.750% due 10/01/2044	17,500	11,331
7.750% due 02/01/2026	9,000	7,639

EW Scripps Co.
5.125% due 05/15/2025	7,000	6,685

Extraction Oil & Gas, Inc.
5.625% due 02/01/2026	2,500	1,931
7.375% due 05/15/2024	4,000	3,360

FAGE International S.A.
5.625% due 08/15/2026	6,000	4,718

First Data Corp.
5.000% due 01/15/2024	19,000	19,468
5.375% due 08/15/2023	6,875	7,043
5.750% due 01/15/2024	10,000	10,320

First Quality Finance Co., Inc.
4.625% due 05/15/2021	3,000	3,008
5.000% due 07/01/2025	5,500	5,363

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Quantum Minerals Ltd.
7.000% due 02/15/2021	$1,339	$1,364
7.250% due 05/15/2022	4,000	4,040
7.250% due 04/01/2023	10,000	9,800
7.500% due 04/01/2025	3,000	2,895

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	11,000	10,560
7.875% due 07/15/2026	5,000	4,838

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	7,000	6,939
3.875% due 03/15/2023	15,000	14,822
4.000% due 11/14/2021	10,000	10,087
5.400% due 11/14/2034	25,000	22,875

Frontdoor, Inc.
6.750% due 08/15/2026	6,000	6,150

Gates Global LLC
6.000% due 07/15/2022	12,594	12,690

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	14,000	14,315

Graphic Packaging International LLC
4.125% due 08/15/2024	5,000	4,913
4.875% due 11/15/2022	5,000	5,113

Gray Television, Inc.
5.125% due 10/15/2024	5,000	5,025
5.875% due 07/15/2026	5,000	5,101

Griffon Corp.
5.250% due 03/01/2022	15,000	14,812

Grinding Media, Inc.
7.375% due 12/15/2023	5,000	4,825

Gulfport Energy Corp.
6.000% due 10/15/2024	10,000	9,126
6.375% due 05/15/2025	10,000	9,088
6.625% due 05/01/2023	5,000	4,875

Hanesbrands, Inc.
4.625% due 05/15/2024	11,000	11,085
4.875% due 05/15/2026	12,500	12,395

HCA Healthcare, Inc.
6.250% due 02/15/2021	11,500	12,114

HCA, Inc.
5.375% due 02/01/2025	9,500	10,094
5.625% due 09/01/2028	10,000	10,600
5.875% due 05/01/2023	20,000	21,375
5.875% due 02/01/2029	10,000	10,787
7.500% due 02/15/2022	20,000	22,106
8.360% due 04/15/2024	3,000	3,480

Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	4,000	4,079
5.750% due 09/01/2023	6,225	6,443

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026	11,250	11,447

Hilton Worldwide Finance LLC
4.625% due 04/01/2025	5,000	5,063
4.875% due 04/01/2027	7,250	7,359

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hughes Satellite Systems Corp.
7.625% due 06/15/2021	$10,000	$10,775

IHO Verwaltungs GmbH (4.125% Cash or 4.875% PIK)
4.125% due 09/15/2021 (b)	500	503

IHO Verwaltungs GmbH (4.500% Cash or 5.250% PIK)
4.500% due 09/15/2023 (b)	15,000	14,962

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	17,500	16,712

Indigo Natural Resources LLC
6.875% due 02/15/2026	10,000	8,900

INEOS Group Holdings S.A.
5.625% due 08/01/2024	10,000	10,025

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	10,000	8,925
8.000% due 02/15/2024	15,000	15,675

International Game Technology PLC
6.250% due 02/15/2022	10,000	10,437
6.250% due 01/15/2027	4,000	4,108
6.500% due 02/15/2025	17,000	17,765

IQVIA, Inc.
4.875% due 05/15/2023	10,000	10,226
5.000% due 10/15/2026	21,000	21,564

Jagged Peak Energy LLC
5.875% due 05/01/2026	14,000	13,952

Jaguar Holding Co.
6.375% due 08/01/2023	40,000	40,850

Jeld-Wen, Inc.
4.625% due 12/15/2025	17,000	16,192
4.875% due 12/15/2027	15,000	14,175

KAR Auction Services, Inc.
5.125% due 06/01/2025	10,000	9,938

KFC Holding Co.
4.750% due 06/01/2027	8,000	7,880
5.000% due 06/01/2024	8,750	8,947
5.250% due 06/01/2026	14,950	15,128

Kinetic Concepts, Inc.
7.875% due 02/15/2021	11,248	11,529
12.500% due 11/01/2021	15,000	16,275

L Brands, Inc.
5.625% due 02/15/2022	5,000	5,213
6.625% due 04/01/2021	10,000	10,550

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	4,000	4,050
4.875% due 11/01/2026	10,000	10,187

Lennar Corp.
4.750% due 11/29/2027	8,000	8,034
5.000% due 06/15/2027	15,000	15,094
5.250% due 06/01/2026	10,000	10,325
5.375% due 10/01/2022	9,000	9,416
6.625% due 05/01/2020	2,500	2,584

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Level 3 Financing, Inc.
5.125% due 05/01/2023	$5,000	$5,063
5.250% due 03/15/2026	16,750	16,750
5.375% due 01/15/2024	6,000	6,127
5.375% due 05/01/2025	10,000	10,148

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	10,425	10,516

LKQ Corp.
4.750% due 05/15/2023	7,000	7,076

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	10,000	10,150

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025	5,000	3,925
5.625% due 10/15/2023	3,000	2,505
5.750% due 08/01/2022 (k)	8,500	8,033

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026	7,500	7,886

Masonite International Corp.
5.625% due 03/15/2023	10,000	10,262

Matador Resources Co.
5.875% due 09/15/2026	16,000	16,040

Matterhorn Merger Sub LLC
8.500% due 06/01/2026	18,000	15,705

Matthews International Corp.
5.250% due 12/01/2025	10,000	9,625

MDC Holdings, Inc.
6.000% due 01/15/2043	5,000	4,300

MDC Partners, Inc.
6.500% due 05/01/2024	5,000	4,163

MGM Resorts International
4.625% due 09/01/2026	13,500	13,196
5.500% due 04/15/2027 (a)	5,000	5,088
5.750% due 06/15/2025	7,000	7,289
6.000% due 03/15/2023	10,000	10,575
6.625% due 12/15/2021	20,000	21,425
6.750% due 10/01/2020	10,000	10,512
7.750% due 03/15/2022	20,000	22,150

Moog, Inc.
5.250% due 12/01/2022	14,375	14,627

MPH Acquisition Holdings LLC
7.125% due 06/01/2024	12,500	12,500

MSCI, Inc.
4.750% due 08/01/2026	4,000	4,120
5.250% due 11/15/2024	8,000	8,318
5.375% due 05/15/2027	4,000	4,240
5.750% due 08/15/2025	11,000	11,605

Multi-Color Corp.
4.875% due 11/01/2025	10,000	10,350

Murphy Oil Corp.
4.000% due 06/01/2022	5,000	5,017
4.450% due 12/01/2022	5,000	5,066
5.750% due 08/15/2025	5,000	5,168

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Murphy Oil USA, Inc.
6.000% due 08/15/2023		$10,000	$10,287

Nabors Industries, Inc.
5.500% due 01/15/2023		5,000	4,798
5.750% due 02/01/2025		10,000	9,012

NCI Building Systems, Inc.
8.000% due 04/15/2026		30,000	27,053

NCR Corp.
4.625% due 02/15/2021		6,000	6,005
5.000% due 07/15/2022		10,875	10,902
6.375% due 12/15/2023		12,500	12,883

Netflix, Inc.
4.375% due 11/15/2026		22,500	22,106
4.875% due 04/15/2028		12,500	12,406
5.875% due 11/15/2028		5,000	5,294
6.375% due 05/15/2029		5,000	5,419

Nexstar Broadcasting, Inc.
5.625% due 08/01/2024		5,000	5,088
5.875% due 11/15/2022		10,000	10,287

Nexteer Automotive Group Ltd.
5.875% due 11/15/2021		5,000	5,077

NextEra Energy Operating Partners LP
4.250% due 09/15/2024		1,000	996
4.500% due 09/15/2027		11,000	10,766

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		14,000	13,562

Nielsen Finance LLC
5.000% due 04/15/2022		11,000	10,945

Noble Holding International Ltd.
7.875% due 02/01/2026		15,000	13,969

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (b)	EUR	7,618	8,309

Novelis Corp.
5.875% due 09/30/2026		$22,500	22,444
6.250% due 08/15/2024		17,500	17,937

Nufarm Australia Ltd.
5.750% due 04/30/2026		10,000	9,300

Olin Corp.
5.000% due 02/01/2030		10,000	9,838

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		55,000	52,387

Pactiv LLC
7.950% due 12/15/2025		10,972	10,945

Panther BF Aggregator 2 LP
6.250% due 05/15/2026 (a)		4,700	4,806
8.500% due 05/15/2027 (a)		4,500	4,523

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		2,750	2,795

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		5,000	4,975

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 03/15/2023	$20,000	$19,950
5.250% due 08/15/2022	15,000	15,411
5.500% due 02/15/2024	10,000	10,400

Park-Ohio Industries, Inc.
6.625% due 04/15/2027	10,000	10,000

PDC Energy, Inc.
5.750% due 05/15/2026	5,000	4,900
6.125% due 09/15/2024	500	501

Performance Food Group, Inc.
5.500% due 06/01/2024	7,000	7,088

PetSmart, Inc.
5.875% due 06/01/2025	6,000	5,055
7.125% due 03/15/2023	8,500	6,375

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	7,775	8,105

Pilgrim’s Pride Corp.
5.750% due 03/15/2025	20,000	20,300
5.875% due 09/30/2027	5,000	5,050

Pinnacle Operating Corp.
9.000% due 05/15/2023	642	344

Post Holdings, Inc.
5.000% due 08/15/2026	25,000	24,406
5.500% due 03/01/2025	5,000	5,075
5.625% due 01/15/2028	10,000	9,963
5.750% due 03/01/2027	18,000	18,157
8.000% due 07/15/2025	8,000	8,580

PQ Corp.
5.750% due 12/15/2025	3,750	3,670
6.750% due 11/15/2022	6,000	6,248

Precision Drilling Corp.
6.500% due 12/15/2021	457	463
7.750% due 12/15/2023	7,000	7,228

Prestige Brands, Inc.
5.375% due 12/15/2021	6,500	6,573
6.375% due 03/01/2024	10,000	10,225

Prime Security Services Borrower LLC
5.250% due 04/15/2024 (a)	5,000	5,013
9.250% due 05/15/2023	15,842	16,674

PulteGroup, Inc.
4.250% due 03/01/2021	3,500	3,553
5.000% due 01/15/2027	5,000	5,006
5.500% due 03/01/2026	5,000	5,181

Qorvo, Inc.
5.500% due 07/15/2026	12,500	12,939

Qualitytech LP
4.750% due 11/15/2025	15,000	14,587

Rackspace Hosting, Inc.
8.625% due 11/15/2024	10,000	8,934

Range Resources Corp.
4.875% due 05/15/2025	3,000	2,798
5.000% due 08/15/2022	5,000	4,975
5.000% due 03/15/2023	5,000	4,919
5.750% due 06/01/2021	5,000	5,100

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBS Global, Inc.
4.875% due 12/15/2025		$20,000	$19,850

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026		20,000	20,325
6.875% due 11/15/2026	EUR	4,000	4,420
8.250% due 11/15/2026		$15,000	14,756

RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023		20,000	21,287

Revlon Consumer Products Corp.
6.250% due 08/01/2024		7,050	3,684

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023		17,000	17,297
5.750% due 10/15/2020		3,392	3,400
6.875% due 02/15/2021		4,335	4,357
7.000% due 07/15/2024		7,000	7,224

Rite Aid Corp.
6.125% due 04/01/2023		5,000	4,163

Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021		7,000	7,035

Rockies Express Pipeline LLC
5.625% due 04/15/2020		5,000	5,131

Rowan Cos., Inc.
4.750% due 01/15/2024		12,250	9,999
4.875% due 06/01/2022		10,000	9,300
5.400% due 12/01/2042		3,750	2,325
5.850% due 01/15/2044		7,000	4,515
7.375% due 06/15/2025		7,500	6,600
7.875% due 08/01/2019		2,000	2,010

Sabre GLBL, Inc.
5.250% due 11/15/2023		12,250	12,556

Scientific Games International, Inc.
5.000% due 10/15/2025		2,000	1,965
6.250% due 09/01/2020		15,100	15,175
10.000% due 12/01/2022		10,000	10,562

Scotts Miracle-Gro Co.
5.250% due 12/15/2026		10,000	9,875

Sealed Air Corp.
4.875% due 12/01/2022		5,000	5,179
5.125% due 12/01/2024		10,000	10,410
5.250% due 04/01/2023		7,000	7,298
6.875% due 07/15/2033		6,710	7,280

Sensata Technologies BV
4.875% due 10/15/2023		10,000	10,337
5.000% due 10/01/2025		5,000	5,150

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		24,000	25,560

ServiceMaster Co. LLC
5.125% due 11/15/2024		12,000	12,075
7.250% due 03/01/2038		2,000	1,975

Sigma Holdco BV
5.750% due 05/15/2026	EUR	7,000	7,401
7.875% due 05/15/2026		$16,000	14,840

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Simmons Foods, Inc.
5.750% due 11/01/2024		$10,000	$8,825
7.750% due 01/15/2024		2,500	2,675

Sinclair Television Group, Inc.
5.125% due 02/15/2027		5,000	4,813
5.375% due 04/01/2021		5,000	5,013
5.625% due 08/01/2024		10,000	10,112
5.875% due 03/15/2026		3,000	3,034

Sirius XM Radio, Inc.
5.000% due 08/01/2027		5,000	5,022
5.375% due 04/15/2025		12,000	12,360

Sotera Health Holdings LLC
6.500% due 05/15/2023		14,700	14,847

Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (b)		15,000	14,850

Southwestern Energy Co.
6.200% due 01/23/2025		7,000	6,913
7.500% due 04/01/2026		15,000	15,375
7.750% due 10/01/2027		4,000	4,105

Spectrum Brands, Inc.
5.750% due 07/15/2025		15,000	15,187
6.125% due 12/15/2024		8,000	8,120

SPX FLOW, Inc.
5.625% due 08/15/2024		15,000	15,150
5.875% due 08/15/2026		20,000	20,200

Standard Industries, Inc.
4.750% due 01/15/2028		15,250	14,602
5.000% due 02/15/2027		7,500	7,277
5.375% due 11/15/2024		15,000	15,431
6.000% due 10/15/2025		20,000	21,042

Star Merger Sub, Inc.
6.875% due 08/15/2026		12,000	12,292

Starfruit Finco BV
6.500% due 10/01/2026	EUR	10,000	11,285
8.000% due 10/01/2026		$14,000	14,175

Stars Group Holdings BV
7.000% due 07/15/2026		6,425	6,714

Station Casinos LLC
5.000% due 10/01/2025		10,000	9,875

Steel Dynamics, Inc.
5.000% due 12/15/2026		3,000	3,071
5.125% due 10/01/2021		10,225	10,327
5.500% due 10/01/2024		4,000	4,140

Sunoco LP
4.875% due 01/15/2023		8,475	8,631
5.500% due 02/15/2026		5,000	4,963
5.875% due 03/15/2028		5,000	4,975

T-Mobile USA, Inc.
4.500% due 02/01/2026		10,000	10,032
4.750% due 02/01/2028		10,000	9,950
6.375% due 03/01/2025		20,000	20,876
6.500% due 01/15/2026		17,000	18,190

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Team Health Holdings, Inc.
6.375% due 02/01/2025	$22,000	$17,957

Teck Resources Ltd.
4.500% due 01/15/2021	13,250	13,449
6.125% due 10/01/2035	15,000	16,021
8.500% due 06/01/2024	4,000	4,289

TEGNA, Inc.
4.875% due 09/15/2021	3,500	3,518
5.500% due 09/15/2024	9,000	9,124

Teine Energy Ltd.
6.875% due 09/30/2022	10,000	10,175

Teleflex, Inc.
4.875% due 06/01/2026	6,250	6,398
5.250% due 06/15/2024	2,500	2,570

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	15,000	14,775

Tempur Sealy International, Inc.
5.500% due 06/15/2026	7,000	7,031
5.625% due 10/15/2023	10,000	10,200

Tenet Healthcare Corp.
4.375% due 10/01/2021	5,000	5,112
4.500% due 04/01/2021	2,000	2,040
4.625% due 07/15/2024	10,000	10,062
5.125% due 05/01/2025	20,000	20,151
6.000% due 10/01/2020	5,000	5,194
6.250% due 02/01/2027	15,000	15,581
6.750% due 06/15/2023	20,000	20,675
8.125% due 04/01/2022	30,000	32,388

Tennant Co.
5.625% due 05/01/2025	10,000	10,125

Terex Corp.
5.625% due 02/01/2025	10,000	9,963

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	5,000	4,665

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	15,000	14,309
3.150% due 10/01/2026	15,000	12,278

TransDigm, Inc.
6.000% due 07/15/2022	5,000	5,093
6.250% due 03/15/2026	10,000	10,400
6.375% due 06/15/2026	12,000	11,923
6.500% due 07/15/2024	12,500	12,891

Transocean Guardian Ltd.
5.875% due 01/15/2024	13,773	14,049

Transocean Pontus Ltd.
6.125% due 08/01/2025	7,796	7,933

Transocean, Inc.
6.800% due 03/15/2038	10,000	7,900
7.250% due 11/01/2025	8,500	8,426
7.500% due 01/15/2026	6,000	5,955
7.500% due 04/15/2031	22,000	18,920
9.000% due 07/15/2023	25,000	26,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TreeHouse Foods, Inc.
4.875% due 03/15/2022	$5,000	$5,080
6.000% due 02/15/2024	5,000	5,206

Tribune Media Co.
5.875% due 07/15/2022	10,000	10,256

Triumph Group, Inc.
4.875% due 04/01/2021	7,500	7,350
7.750% due 08/15/2025	7,000	6,703

U.S. Concrete, Inc.
6.375% due 06/01/2024	15,000	15,300

U.S. Foods, Inc.
5.875% due 06/15/2024	15,000	15,412

United Rentals North America, Inc.
4.625% due 10/15/2025	6,000	5,940
4.875% due 01/15/2028	10,000	9,752
5.500% due 07/15/2025	12,000	12,300
5.500% due 05/15/2027	15,500	15,694
5.875% due 09/15/2026	5,000	5,188
6.500% due 12/15/2026	3,750	3,956

Unitymedia GmbH
6.125% due 01/15/2025	15,000	15,643

Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025	13,500	13,837

Univar USA, Inc.
6.750% due 07/15/2023	10,000	10,270

Univision Communications, Inc.
5.125% due 05/15/2023	10,000	9,550
5.125% due 02/15/2025	32,500	30,428
6.750% due 09/15/2022	3,224	3,288

UPC Holding BV
5.500% due 01/15/2028	20,000	20,000

UPCB Finance Ltd.
5.375% due 01/15/2025	15,000	15,262

USA Compression Partners LP
6.875% due 04/01/2026	5,000	5,138
6.875% due 09/01/2027	3,500	3,574

USG Corp.
4.875% due 06/01/2027	10,000	10,131
5.500% due 03/01/2025	20,000	20,385

VeriSign, Inc.
4.625% due 05/01/2023	5,000	5,081
4.750% due 07/15/2027	5,000	5,019
5.250% due 04/01/2025	6,250	6,570

Versum Materials, Inc.
5.500% due 09/30/2024	11,000	11,591

ViaSat, Inc.
5.625% due 09/15/2025	12,000	11,550
5.625% due 04/15/2027	1,500	1,530

Videotron Ltd.
5.000% due 07/15/2022	10,000	10,350
5.125% due 04/15/2027	5,000	5,113

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Media Finance PLC
5.750% due 01/15/2025	$8,000	$8,170
6.000% due 10/15/2024	10,000	10,375

Virgin Media Secured Finance PLC
5.250% due 01/15/2026	20,000	20,200
5.500% due 08/15/2026	14,000	14,280

Welbilt, Inc.
9.500% due 02/15/2024	10,000	10,825

WellCare Health Plans, Inc.
5.250% due 04/01/2025	7,025	7,297
5.375% due 08/15/2026	7,500	7,866

WESCO Distribution, Inc.
5.375% due 12/15/2021	4,000	4,055
5.375% due 06/15/2024	10,000	10,162

West Street Merger Sub, Inc.
6.375% due 09/01/2025	30,000	29,325

Whiting Petroleum Corp.
5.750% due 03/15/2021	5,000	5,083
6.625% due 01/15/2026	5,000	4,925

Wind Tre SpA
5.000% due 01/20/2026	30,000	27,450

WMG Acquisition Corp.
5.000% due 08/01/2023	10,000	10,212

WPX Energy, Inc.
5.250% due 09/15/2024	5,000	5,075
5.750% due 06/01/2026	5,000	5,094
6.000% due 01/15/2022	7,000	7,298
8.250% due 08/01/2023	5,000	5,650

WR Grace & Co-Conn
5.125% due 10/01/2021	10,000	10,377
5.625% due 10/01/2024	9,000	9,608

Wynn Las Vegas LLC
5.250% due 05/15/2027	20,000	18,950
5.500% due 03/01/2025	20,000	19,800

Wynn Macau Ltd.
5.500% due 10/01/2027	5,000	4,800

XPO Logistics, Inc.
6.500% due 06/15/2022	9,000	9,232

Yum! Brands, Inc.
6.875% due 11/15/2037	5,250	5,329

Zayo Group LLC
5.750% due 01/15/2027	17,000	17,005
6.375% due 05/15/2025	2,000	2,018

Ziggo Bond Co. BV
5.875% due 01/15/2025	10,000	9,900

Ziggo BV
5.500% due 01/15/2027	20,000	19,850

		5,765,996

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 8.7%

AmeriGas Partners LP
5.500% due 05/20/2025	$7,500	$7,509
5.750% due 05/20/2027	2,000	1,985

Antero Midstream Partners LP
5.375% due 09/15/2024	7,000	7,090
5.750% due 03/01/2027	5,000	5,088

Blue Racer Midstream LLC
6.125% due 11/15/2022	20,000	20,400
6.625% due 07/15/2026	8,000	8,200

Calpine Corp.
5.250% due 06/01/2026	15,000	14,981
5.375% due 01/15/2023	17,500	17,566
5.750% due 01/15/2025	17,000	16,957

CenturyLink, Inc.
5.800% due 03/15/2022	15,000	15,394
6.450% due 06/15/2021	10,000	10,437
7.500% due 04/01/2024	12,000	12,720

Clearway Energy Operating LLC
5.000% due 09/15/2026	10,000	9,575
5.375% due 08/15/2024	4,000	4,010

Covanta Holding Corp.
5.875% due 03/01/2024	2,000	2,055
5.875% due 07/01/2025	10,000	10,212
6.000% due 01/01/2027	5,000	5,013

CrownRock LP
5.625% due 10/15/2025	20,000	19,275

Embarq Corp.
7.995% due 06/01/2036	7,500	7,341

Frontier Communications Corp.
6.875% due 01/15/2025	12,000	6,525
8.000% due 04/01/2027	3,750	3,881
8.500% due 04/01/2026	7,000	6,519
10.500% due 09/15/2022	10,000	7,675
11.000% due 09/15/2025	6,000	3,984

Genesis Energy LP
5.625% due 06/15/2024	4,000	3,860
6.000% due 05/15/2023	5,000	5,050
6.250% due 05/15/2026	10,000	9,500
6.500% due 10/01/2025	5,000	4,888
6.750% due 08/01/2022	10,000	10,275

Jonah Energy LLC
7.250% due 10/15/2025 (k)	14,000	7,490

NGL Energy Partners LP
6.125% due 03/01/2025	5,000	4,850
7.500% due 11/01/2023	3,000	3,119

NGPL PipeCo LLC
4.375% due 08/15/2022	6,175	6,283
4.875% due 08/15/2027	8,400	8,515

NRG Energy, Inc.
6.250% due 05/01/2024	10,000	10,337
6.625% due 01/15/2027	15,000	16,200

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NSG Holdings LLC
7.750% due 12/15/2025	$20,574	$22,117

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(c)	3,500	3,124
3.300% due 12/01/2027 ^(c)	5,500	4,826
3.500% due 10/01/2020 ^(c)	2,500	2,313
4.250% due 05/15/2021 ^(c)	800	750
4.250% due 08/01/2023 ^(c)	2,000	1,870
5.125% due 11/15/2043 ^(c)	475	432
5.400% due 01/15/2040 ^(c)	900	860
6.050% due 03/01/2034 ^(c)	5,000	4,988

Parsley Energy LLC
5.250% due 08/15/2025	5,000	4,959
5.375% due 01/15/2025	17,000	17,085
5.625% due 10/15/2027	10,000	10,025
6.250% due 06/01/2024	8,000	8,290

Sprint Capital Corp.
8.750% due 03/15/2032	20,000	21,152

Sprint Communications, Inc.
6.000% due 11/15/2022	20,000	20,206
7.000% due 03/01/2020	5,000	5,144
7.000% due 08/15/2020	20,000	20,700

Sprint Corp.
7.125% due 06/15/2024	15,000	15,262
7.250% due 09/15/2021	17,500	18,419
7.625% due 02/15/2025	14,000	14,315
7.875% due 09/15/2023	42,000	44,205

Talen Energy Supply LLC
6.500% due 06/01/2025	8,500	7,522

Tallgrass Energy Partners LP
5.500% due 01/15/2028	10,000	10,062

Targa Resources Partners LP
4.250% due 11/15/2023	12,000	11,985
5.000% due 01/15/2028	10,000	9,862
5.250% due 05/01/2023	5,000	5,102
5.875% due 04/15/2026	7,500	7,965
6.500% due 07/15/2027	3,000	3,244
6.875% due 01/15/2029	8,000	8,730

Telecom Italia Capital S.A.
6.375% due 11/15/2033	12,500	12,125
7.200% due 07/18/2036	5,000	5,102

Telecom Italia SpA
5.303% due 05/30/2024	15,000	15,131

TerraForm Power Operating LLC
4.250% due 01/31/2023	12,000	11,916
5.000% due 01/31/2028	15,000	14,531
6.625% due 06/15/2025 Ø	3,150	3,311

Transocean Poseidon Ltd.
6.875% due 02/01/2027	7,375	7,688

Transocean Proteus Ltd.
6.250% due 12/01/2024	6,800	7,013

Vistra Energy Corp.
7.625% due 11/01/2024	10,000	10,600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vistra Operations Co. LLC
5.500% due 09/01/2026	$11,500	$11,989
5.625% due 02/15/2027	10,000	10,425

		730,104

Total Corporate Bonds & Notes (Cost $7,056,064)		7,096,072

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Countrywide Alternative Loan Trust
4.180% due 10/25/2035 ^~	33	29

Countrywide Home Loan Mortgage Pass- Through Trust
3.867% due 02/20/2036 ^~	86	74

Credit Suisse Mortgage Capital Mortgage- Backed Trust
6.000% due 10/25/2021 ^	3	3

First Horizon Alternative Mortgage Securities Trust
4.372% due 10/25/2034 ~	19	19

GreenPoint Mortgage Funding Trust
2.686% due 10/25/2046 ^•	513	443
2.686% due 12/25/2046 ^•	412	379

GSR Mortgage Loan Trust
4.545% due 04/25/2035 ~	19	19

HarborView Mortgage Loan Trust
4.354% due 08/19/2036 ^~	66	62

Lehman XS Trust
2.726% due 09/25/2046 ^•	18	15

Residential Accredit Loans, Inc. Trust
5.157% due 09/25/2035 ^~	69	62

Structured Asset Mortgage Investments Trust
2.696% due 05/25/2036 •	1,031	955
2.732% due 07/19/2035 •	27	27

TBW Mortgage-Backed Trust
6.015% due 07/25/2037 Ø	222	153

WaMu Mortgage Pass-Through Certificates Trust
2.896% due 12/25/2045 •	205	204

Total Non-Agency Mortgage-Backed Securities (Cost $1,956)		2,444

ASSET-BACKED SECURITIES 0.0%

Morgan Stanley Mortgage Loan Trust
2.846% due 04/25/2037 •	322	154

NovaStar Mortgage Funding Trust
2.586% due 03/25/2037 •	71	33

Total Asset-Backed Securities (Cost $298)		187

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2019

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

HEALTH CARE 0.0%

NVHL S.A. ‘A’ «(d)(i)	170,260	$305

NVHL S.A. ‘B’ «(d)(i)	170,260	305

NVHL S.A. ‘C’ «(d)(i)	170,260	305

NVHL S.A. ‘D’ «(d)(i)	170,260	305

NVHL S.A. ‘E’ «(d)(i)	170,260	306

NVHL S.A. ‘F’ «(d)(i)	170,260	306

NVHL S.A. ‘G’ «(d)(i)	170,260	306

NVHL S.A. ‘H’ «(d)(i)	170,260	306

NVHL S.A. ‘I’ «(d)(i)	170,260	306

NVHL S.A. ‘J’ «(d)(i)	170,260	306

		3,056

INFORMATION TECHNOLOGY 0.0%

Local Insight Media Holdings, Inc. «(i)	6,323	16

Total Common Stocks (Cost $5,538)		3,072

WARRANTS 0.0%

INFORMATION TECHNOLOGY 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	2,421,000	1,222

Total Warrants (Cost $0)		1,222

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Pinnacle Agriculture Holdings LLC
3.000% «(i)	657,554	308

Total Preferred Securities (Cost $438)		308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (j) 0.1%
		$9,649

U.S. TREASURY BILLS 0.1%
2.412% due 04/11/2019 (e)(f)(m)	$3,831	3,828

Total Short-Term Instruments (Cost $13,478)		13,477

Total Investments in Securities (Cost $7,193,810)		7,233,245

	SHARES
INVESTMENTS IN AFFILIATES 13.2%

SHORT-TERM INSTRUMENTS 13.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.2%

PIMCO Short Asset Portfolio	7,602,316	75,636

PIMCO Short-Term Floating NAV Portfolio III	104,310,055	1,031,522

Total Short-Term Instruments (Cost $1,107,120)		1,107,158

Total Investments in Affiliates (Cost $1,107,120)		1,107,158

Total Investments 99.3% (Cost $8,300,930)		$8,340,403

Financial Derivative Instruments (l)(n) 0.1% (Cost or Premiums, net $14,207)		12,167

Other Assets and Liabilities, net 0.6%		46,214

Net Assets 100.0%		$8,398,784

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Local Insight Media Holdings, Inc.	11/18/2011	$0	$16	0.00%
NVHL S.A. ‘A’	03/09/2012	553	305	0.00
NVHL S.A. ‘B’	03/09/2012	553	305	0.00
NVHL S.A. ‘C’	03/09/2012	554	305	0.00
NVHL S.A. ‘D’	03/09/2012	554	305	0.00
NVHL S.A. ‘E’	03/09/2012	554	306	0.00
NVHL S.A. ‘F’	03/09/2012	554	306	0.00
NVHL S.A. ‘G’	03/09/2012	554	306	0.00
NVHL S.A. ‘H’	03/09/2012	554	306	0.01
NVHL S.A. ‘I’	03/09/2012	554	306	0.01
NVHL S.A. ‘J’	03/09/2012	554	306	0.01
Pinnacle Agriculture Holdings LLC	08/20/2014 - 09/05/2014	438	308	0.01

		$5,976	$3,380	0.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$9,649	U.S. Treasury Bills 0.000% due 09/26/2019	$(9,846)	$9,649	$9,651

Total Repurchase Agreements						$(9,846)	$9,649	$9,651

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	(1.000)%	02/01/2019	TBD	(3)	$(4,247)	$(4,240)
	(0.500)	02/01/2019	TBD	(3)	(4,471)	(4,467)
	1.000	12/24/2018	TBD	(3)	(8,867)	(8,891)
	1.750	02/01/2019	TBD	(3)	(8,601)	(8,626)

Total Reverse Repurchase Agreements						$(26,224)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(26,224)	$0	$(26,224)	$26,607	$383
FICC	9,651	0	0	9,651	(9,846)	(195)

Total Borrowings and Other Financing Transactions	$9,651	$(26,224)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(26,224)	$(26,224)

Total Borrowings	$0	$0	$0	$(26,224)	$(26,224)

Payable for reverse repurchase agreements					$(26,224)

(k)	Securities with an aggregate market value of $27,340 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(130,332) at a weighted average interest rate of 0.872%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$49,000	$3,392	$116	$3,508	$109	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	294,000	12,061	8,006	20,067	1,064	0

Total Swap Agreements					$15,453	$8,122	$23,575	$1,173	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,173	$1,173	$0	$0	$0	$0

(m)

Securities with an aggregate market value of $3,800 and cash of $21,306 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2019

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	$	34,245	EUR	30,428	$0	$(113)
	05/2019	EUR	30,428	$	34,334	113	0
CBK	04/2019		2,041		2,307	17	0
	04/2019	GBP	917		1,216	21	0
	04/2019	$	9,706	EUR	8,562	0	(101)
GLM	05/2019		1,128	CHF	1,125	7	0
JPM	04/2019	EUR	36,949	$	42,176	729	0

Total Forward Foreign Currency Contracts						$887	$(214)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	$6,000	$(42)	$93	$51	$0
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	2,250	(4)	109	105	0
CBK	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	4,000	(28)	61	33	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	39,750	(103)	2,198	2,095	0
FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	50,000	(276)	3,187	2,911	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	6,250	(10)	314	304	0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	50,000	(313)	1,006	693	0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	60,000	(323)	4,143	3,820	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	25,000	(147)	456	309	0

Total Swap Agreements								$(1,246)	$11,567	$10,321	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$113	$0	$51	$164	$(113)	$0	$0	$(113)	$51	$0	$51
BPS	0	0	105	105	0	0	0	0	105	0	105
CBK	38	0	2,128	2,166	(101)	0	0	(101)	2,065	(1,920)	145
FBF	0	0	3,215	3,215	0	0	0	0	3,215	(2,850)	365
GLM	7	0	0	7	0	0	0	0	7	0	7
GST	0	0	693	693	0	0	0	0	693	(490)	203
JPM	729	0	4,129	4,858	0	0	0	0	4,858	(4,570)	288

Total Over the Counter	$887	$0	$10,321	$11,208	$(214)	$0	$0	$(214)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,173	$0	$0	$0	$1,173

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$887	$0	$887
Swap Agreements	0	0	0	0	10,321	10,321

	$0	$0	$0	$887	$10,321	$11,208

	$0	$1,173	$0	$887	$10,321	$12,381

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$214	$0	$214

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2019

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,420	$2,420
Futures	0	0	0	0	(867)	(867)
Swap Agreements	0	9,837	0	0	(100)	9,737

	$0	$9,837	$0	$0	$1,453	$11,290

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,735	$0	$3,735
Written Options	0	412	0	0	442	854
Swap Agreements	0	0	0	0	928	928

	$0	$412	$0	$3,735	$1,370	$5,517

	$0	$10,249	$0	$3,735	$2,823	$16,807

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Swap Agreements	0	9,293	0	0	0	9,293

	$0	$9,293	$0	$0	$2	$9,295

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,190	$0	$1,190
Written Options	0	(6)	0	0	3	(3)
Swap Agreements	0	0	0	0	13,945	13,945

	$0	$(6)	$0	$1,190	$13,948	$15,132

	$0	$9,287	$0	$1,190	$13,950	$24,427

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$101,794	$14,669	$116,463
Corporate Bonds & Notes
Banking & Finance	0	599,972	0	599,972
Industrials	0	5,765,996	0	5,765,996
Utilities	0	730,104	0	730,104
Non-Agency Mortgage-Backed Securities	0	2,444	0	2,444
Asset-Backed Securities	0	187	0	187
Common Stocks
Health Care	0	0	3,056	3,056
Information Technology	0	0	16	16
Warrants
Information Technology	0	0	1,222	1,222
Preferred Securities
Industrials	0	0	308	308
Short-Term Instruments
Repurchase Agreements	0	9,649	0	9,649
U.S. Treasury Bills	0	3,828	0	3,828
	$0	$7,213,974	$19,271	$7,233,245

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,107,158	$0	$0	$1,107,158
Total Investments	$1,107,158	$7,213,974	$19,271	$8,340,403

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,173	0	1,173
Over the counter	0	11,208	0	11,208
	$0	$12,381	$0	$12,381

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(214)	$0	$(214)
Total Financial Derivative Instruments	$0	$12,167	$0	$12,167
Totals	$1,107,158	$7,226,141	$19,271	$8,352,570

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2019	37

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

38	PIMCO HIGH YIELD FUND

March 31, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after

ANNUAL REPORT	MARCH 31, 2019	39

Notes to Financial Statements (Cont.)

December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded

40	PIMCO HIGH YIELD FUND

March 31, 2019

options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

ANNUAL REPORT	MARCH 31, 2019	41

Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2019	43

Notes to Financial Statements (Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$0	$177,383	$(101,389)	$136	$(494)	$75,636	$2,375	$86

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$678,910	$2,593,520	$(2,241,500)	$78	$514	$1,031,522	$17,021	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans

ANNUAL REPORT	MARCH 31, 2019	45

Notes to Financial Statements (Cont.)

by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and

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other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the

ANNUAL REPORT	MARCH 31, 2019	47

Notes to Financial Statements (Cont.)

U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Line of Credit  The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of March 31, 2019, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$402,000,000	09/03/2019	$1,001,233

*	Maximum available commitment prior to renewal on September 4, 2018, for the Fund was $543,000,000. The agreement expires on September 3, 2019 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date

ANNUAL REPORT	MARCH 31, 2019	49

Notes to Financial Statements (Cont.)

and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the

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option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives

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Notes to Financial Statements (Cont.)

clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings

ANNUAL REPORT	MARCH 31, 2019	53

Notes to Financial Statements (Cont.)

within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap

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and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

ANNUAL REPORT	MARCH 31, 2019	55

Notes to Financial Statements (Cont.)

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including

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nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

ANNUAL REPORT	MARCH 31, 2019	57

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general

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obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.30%	0.40%	0.50%(1)	0.30%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

ANNUAL REPORT	MARCH 31, 2019	59

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that

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the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$125,638	$174,876

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	MARCH 31, 2019	61

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$51,479	$51,400	$1,446,406	$1,630,305

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	349,606	$3,004,073	337,250		$3,026,151

I-2	17,692	152,408	19,975		179,539

I-3	774	6,722	0		0

Administrative Class	31,499	268,980	50,554		452,270

Class D	0	0	14,989		134,883

Class A	15,032	129,871	55,835	(a)	493,273	(a)

Class C	728	6,295	945		8,498

Class R	774	6,712	1,154		10,331

Issued as reinvestment of distributions

Institutional Class	33,107	286,188	35,929		322,227

I-2	1,814	15,678	2,088		18,739

I-3	11	96	0		0

Administrative Class	2,832	24,509	3,220		28,877

Class D	0	0	1,428		12,843

Class A	3,992	34,508	3,077		27,591

Class C	518	4,481	644		5,778

Class R	166	1,431	163		1,461

Cost of shares redeemed

Institutional Class	(318,956)	(2,744,439)	(634,815)		(5,671,629)

I-2	(19,663)	(168,944)	(32,399)		(290,386)

I-3	(331)	(2,864)	0		0

Administrative Class	(47,251)	(405,353)	(31,487)		(282,034)

Class D	0	0	(53,399	)(a)	(471,136	)(a)

Class A	(30,716)	(264,926)	(29,339)		(263,137)

Class C	(5,374)	(46,404)	(20,868)		(186,569)

Class R	(1,074)	(9,285)	(1,406)		(12,577)

Net increase (decrease) resulting from Fund share transactions	35,180	$299,737	(276,462)		$(2,455,007)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 27,983 Class D shares in the amount of $243,622 converted into Class A shares of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	MARCH 31, 2019	63

Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO High Yield Fund	$0	$0	$53,213	$(4,558)	$(36,785)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

64	PIMCO HIGH YIELD FUND

March 31, 2019

As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Fund	$0	$36,785

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO High Yield Fund	$8,320,503	$189,073	$(134,604)	$54,469

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, interest accrued on defaulted securities, and Lehman securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO High Yield Fund	$423,592	$0	$0	$497,128	$0	$18,887

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO High Yield Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

66	PIMCO HIGH YIELD FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA
BRC	Barclays Bank PLC	GST	Goldman Sachs International
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.
FBF	Credit Suisse International

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
DAC	Designated Activity Company	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding

ANNUAL REPORT	MARCH 31, 2019	67

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO High Yield Fund	0.00%	0.00%	$414,485	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

68	PIMCO HIGH YIELD FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	69

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

70	PIMCO HIGH YIELD FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	71

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

72	PIMCO HIGH YIELD FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	73

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3020AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Income Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO INCOME FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO Income Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Income Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR

4	PIMCO INCOME FUND

and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	04/27/18	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO Income Fund (Cont.)

Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO INCOME FUND

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ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Income Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	3.91%	5.48%	10.43%	8.35%
PIMCO Income Fund I-2	3.80%	5.37%	10.33%	8.24%
PIMCO Income Fund I-3	3.75%	5.27%	10.20%	8.12%
PIMCO Income Fund Administrative Class	3.65%	5.22%	10.17%	8.09%
PIMCO Income Fund Class A	3.49%	5.06%	9.99%	7.91%
PIMCO Income Fund Class A (adjusted)	(0.42)%	4.26%	9.58%	7.56%
PIMCO Income Fund Class C	2.72%	4.29%	9.23%	7.13%
PIMCO Income Fund Class C (adjusted)	1.73%	4.29%	9.23%	7.13%
PIMCO Income Fund Class R	3.23%	4.80%	9.73%	7.65%
Bloomberg Barclays U.S. Aggregate Index	4.48%	2.74%	3.77%	4.03%
Lipper Multi-Sector Income Funds Average	2.99%	2.99%	6.79%	4.74%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.74% for Institutional Class shares, 0.84% for I-2 shares, 0.94% for I-3 shares, 0.99% for Administrative Class shares, 1.14% for Class A shares, 1.89% for Class C shares, and 1.39% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO INCOME FUND

Institutional Class - PIMIX	I-2 - PONPX	I-3 - PIPNX	Administrative Class - PIINX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	24.8%
Non-Agency Mortgage-Backed Securities	21.7%
Corporate Bonds & Notes	16.5%
Asset-Backed Securities	15.7%
U.S. Treasury Obligations	8.6%
Sovereign Issues	7.6%
Loan Participations and Assignments	3.4%
Short-Term Instruments‡	1.2%
Other	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. duration contributed to performance, as U.S. interest rates fell.

»	Exposure to Australian duration contributed to performance, as Australian rates fell.

»	Exposure to high yield corporate credit contributed to performance, as total returns were positive.

»	Exposure to U.S cash rate contributed to performance, as three-month LIBOR rose.

»	Hedging against Japanese duration detracted from performance, as Japanese rates fell.

»	Holdings of local and U.S. dollar-denominated emerging market debt detracted from performance, as the sector posted negative total returns.

»	Exposure to emerging market currencies including the Argentine peso and Turkish lira detracted from performance, as these currencies depreciated versus the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO Income Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,037.90	$5.84	$1,000.00	$1,019.20	$5.79	1.15%
I-2	1,000.00	1,037.30	6.35	1,000.00	1,018.70	6.29	1.25
I-3	1,000.00	1,037.20	6.60	1,000.00	1,018.45	6.54	1.30
Administrative Class	1,000.00	1,036.60	7.11	1,000.00	1,017.95	7.04	1.40
Class A	1,000.00	1,035.80	7.87	1,000.00	1,017.20	7.80	1.55
Class C	1,000.00	1,031.90	11.65	1,000.00	1,013.46	11.55	2.30
Class R	1,000.00	1,034.50	9.13	1,000.00	1,015.96	9.05	1.80

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO INCOME FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO Income Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$12.21	$0.56	$(0.10)	$0.46	$(0.67)	$0.00	$0.00	$(0.67)

03/31/2018	12.24	0.56	0.08	0.64	(0.67)	0.00	0.00	(0.67)

03/31/2017	11.77	0.57	0.57	1.14	(0.58)	0.00	(0.09)	(0.67)

03/31/2016	12.40	0.47	(0.18)	0.29	(0.91)	(0.01)	0.00	(0.92)

03/31/2015	12.47	0.54	0.19	0.73	(0.77)	(0.03)	0.00	(0.80)

I-2

03/31/2019	12.21	0.55	(0.11)	0.44	(0.65)	0.00	0.00	(0.65)

03/31/2018	12.24	0.54	0.08	0.62	(0.65)	0.00	0.00	(0.65)

03/31/2017	11.77	0.56	0.56	1.12	(0.56)	0.00	(0.09)	(0.65)

03/31/2016	12.40	0.46	(0.18)	0.28	(0.90)	(0.01)	0.00	(0.91)

03/31/2015	12.47	0.52	0.20	0.72	(0.76)	(0.03)	0.00	(0.79)

I-3

04/27/2018 - 03/31/2019	12.10	0.52	(0.03)	0.49	(0.59)	0.00	0.00	(0.59)

Administrative Class

03/31/2019	12.21	0.53	(0.10)	0.43	(0.64)	0.00	0.00	(0.64)

03/31/2018	12.24	0.52	0.09	0.61	(0.64)	0.00	0.00	(0.64)

03/31/2017	11.77	0.54	0.57	1.11	(0.55)	0.00	(0.09)	(0.64)

03/31/2016	12.40	0.44	(0.18)	0.26	(0.88)	(0.01)	0.00	(0.89)

03/31/2015	12.47	0.50	0.20	0.70	(0.74)	(0.03)	0.00	(0.77)

Class A

03/31/2019	12.21	0.51	(0.10)	0.41	(0.62)	0.00	0.00	(0.62)

03/31/2018	12.24	0.51	0.08	0.59	(0.62)	0.00	0.00	(0.62)

03/31/2017	11.77	0.53	0.56	1.09	(0.53)	0.00	(0.09)	(0.62)

03/31/2016	12.40	0.42	(0.18)	0.24	(0.86)	(0.01)	0.00	(0.87)

03/31/2015	12.47	0.48	0.20	0.68	(0.72)	(0.03)	0.00	(0.75)

Class C

03/31/2019	12.21	0.42	(0.10)	0.32	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.24	0.41	0.08	0.49	(0.52)	0.00	0.00	(0.52)

03/31/2017	11.77	0.43	0.57	1.00	(0.44)	0.00	(0.09)	(0.53)

03/31/2016	12.40	0.33	(0.18)	0.15	(0.77)	(0.01)	0.00	(0.78)

03/31/2015	12.47	0.39	0.21	0.60	(0.64)	(0.03)	0.00	(0.67)

12	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.00	3.91%	$61,701,317	1.05%		1.05%		0.50%		0.50%		4.71%		472%

12.21	5.27	52,201,634	0.72	(c)	0.72	(c)	0.48	(c)	0.48	(c)	4.51		266

12.24	9.90	33,638,113	0.48		0.48		0.45		0.45		4.73		190

11.77	2.48	22,362,456	0.45		0.45		0.45		0.45		3.90		52

12.40	5.98	17,154,519	0.45		0.45		0.45		0.45		4.26		164

12.00	3.80	26,387,730	1.15		1.15		0.60		0.60		4.60		472

12.21	5.17	25,015,439	0.82	(d)	0.82	(d)	0.58	(d)	0.58	(d)	4.41		266

12.24	9.79	16,623,094	0.58		0.58		0.55		0.55		4.63		190

11.77	2.37	10,598,545	0.55		0.55		0.55		0.55		3.80		52

12.40	5.89	8,305,727	0.55		0.55		0.55		0.55		4.12		164

12.00	4.24	408,716	1.20	*	1.25	*	0.65	*	0.70	*	4.75	*	472

12.00	3.65	417,229	1.30		1.30		0.75		0.75		4.46		472

12.21	5.01	401,440	0.97	(c)	0.97	(c)	0.73	(c)	0.73	(c)	4.26		266

12.24	9.64	343,576	0.73		0.73		0.70		0.70		4.47		190

11.77	2.22	273,019	0.70		0.70		0.70		0.70		3.66		52

12.40	5.74	213,959	0.70		0.70		0.70		0.70		3.97		164

12.00	3.49	21,103,370	1.45		1.45		0.90		0.90		4.29		472

12.21	4.85	25,214,615	1.12	(e)	1.12	(e)	0.88	(e)	0.88	(e)	4.16		266

12.24	9.47	8,940,045	0.88		0.88		0.85		0.85		4.36		190

11.77	2.06	7,101,561	0.85		0.85		0.85		0.85		3.50		52

12.40	5.58	5,509,496	0.85		0.85		0.85		0.85		3.86		164

12.00	2.72	8,344,530	2.20		2.20		1.65		1.65		3.55		472

12.21	4.07	9,122,805	1.87	(e)	1.87	(e)	1.63	(e)	1.63	(e)	3.35		266

12.24	8.68	7,916,026	1.63		1.63		1.60		1.60		3.60		190

11.77	1.28	6,480,609	1.60		1.60		1.60		1.60		2.75		52

12.40	4.87	5,081,593	1.60		1.60		1.60		1.60		3.10		164

ANNUAL REPORT	MARCH 31, 2019	13

Financial Highlights PIMCO Income Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2019	$12.21	$0.48	$(0.10)	$0.38	$(0.59)	$0.00	$0.00	$(0.59)

03/31/2018	12.24	0.48	0.08	0.56	(0.59)	0.00	0.00	(0.59)

03/31/2017	11.77	0.49	0.57	1.06	(0.50)	0.00	(0.09)	(0.59)

03/31/2016	12.40	0.39	(0.18)	0.21	(0.83)	(0.01)	0.00	(0.84)

03/31/2015	12.47	0.45	0.21	0.66	(0.70)	(0.03)	0.00	(0.73)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.25%.
(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.35%.
(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.00	3.23%	$489,890	1.70%		1.70%		1.15%		1.15%		4.06%	472%

12.21	4.59	449,900	1.37	(e)	1.37	(e)	1.13	(e)	1.13	(e)	3.86	266

12.24	9.20	324,987	1.13		1.13		1.10		1.10		4.07	190

11.77	1.80	204,389	1.10		1.10		1.10		1.10		3.26	52

12.40	5.34	106,551	1.10		1.10		1.10		1.10		3.58	164

ANNUAL REPORT	MARCH 31, 2019	15

Consolidated Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$163,594,880
Investments in Affiliates	859,219

Financial Derivative Instruments
Exchange-traded or centrally cleared	234,051
Over the counter	1,378,063
Cash	46,673
Deposits with counterparty	1,044,793
Foreign currency, at value	689,476
Receivable for investments sold	2,133,570
Receivable for investments sold on a delayed-delivery basis	1,319,106
Receivable for TBA investments sold	74,911,799
Receivable for Fund shares sold	277,838
Interest and/or dividends receivable	725,323
Dividends receivable from Affiliates	5,140
Reimbursement receivable from PIMCO	17
Other assets	10

Total Assets	247,219,958

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$28,122,075
Payable for sale-buyback transactions	2,152,005
Payable for short sales	15,224,791

Financial Derivative Instruments
Exchange-traded or centrally cleared	194,670
Over the counter	302,562
Payable for investments purchased	3,079,564
Payable for investments in Affiliates purchased	5,140
Payable for investments purchased on a delayed-delivery basis	1,013,264
Payable for TBA investments purchased	75,971,465
Payable for unfunded loan commitments	505,820
Deposits from counterparty	1,395,581
Payable for Fund shares redeemed	274,327
Distributions payable	57,667
Accrued investment advisory fees	24,827
Accrued supervisory and administrative fees	30,865
Accrued distribution fees	5,468
Accrued servicing fees	6,293
Other liabilities	791

Total Liabilities	128,367,175

Net Assets	$118,852,783

Net Assets Consist of:

Paid in capital	$119,838,894
Distributable earnings (accumulated loss)	(986,111)

Net Assets	$118,852,783

Cost of investments in securities	$162,260,638
Cost of investments in Affiliates	$857,909
Cost of foreign currency held	$688,580
Proceeds received on short sales	$15,137,886
Cost or premiums of financial derivative instruments, net	$(840,391)

* Includes repurchase agreements of:	$300,986

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$61,701,317
I-2	26,387,730
I-3	408,716
Administrative Class	417,229
Class A	21,103,370
Class C	8,344,531
Class R	489,890

Shares Issued and Outstanding:

Institutional Class	5,140,412
I-2	2,198,371
I-3	34,052
Administrative Class	34,760
Class A	1,758,111
Class C	695,183
Class R	40,813

Net Asset Value Per Share Outstanding:

Institutional Class	$12.00
I-2	12.00
I-3	12.00
Administrative Class	12.00
Class A	12.00
Class C	12.00
Class R	12.00

ANNUAL REPORT	MARCH 31, 2019	17

Consolidated Statement of Operations PIMCO Income Fund

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest	$6,376,702
Dividends	25,981
Dividends from Investments in Affiliates	58,966
Total Income	6,461,649

Expenses:

Investment advisory fees	280,504
Supervisory and administrative fees	352,250
Distribution and/or servicing fees - Administrative Class	1,013
Distribution fees - Class C	63,916
Distribution fees - Class R	1,154
Servicing fees - Class A	54,579
Servicing fees - Class C	21,305
Servicing fees - Class R	1,154
Trustee fees	650
Interest expense	619,852
Miscellaneous expense	476
Total Expenses	1,396,853
Waiver and/or Reimbursement by PIMCO	(102)
Net Expenses	1,396,751

Net Investment Income (Loss)	5,064,898

Net Realized Gain (Loss):

Investments in securities	(2,800,681)
Investments in Affiliates	1,176
Exchange-traded or centrally cleared financial derivative instruments	(987,984)
Over the counter financial derivative instruments	2,972,814
Short sales	(34,353)
Foreign currency	(360,991)

Net Realized Gain (Loss)	(1,210,019)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(753,038)
Investments in Affiliates	(42,528)
Exchange-traded or centrally cleared financial derivative instruments	(316,791)
Over the counter financial derivative instruments	1,379,910
Short sales	179
Foreign currency assets and liabilities	26,102

Net Change in Unrealized Appreciation (Depreciation)	293,834

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,148,713

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,064,898	$4,191,552
Net realized gain (loss)	(1,210,019)	(271,174)
Net change in unrealized appreciation (depreciation)	293,834	516,435

Net Increase (Decrease) in Net Assets Resulting from Operations	4,148,713	4,436,813

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(3,117,311)	(2,341,160)
I-2	(1,380,387)	(1,128,695)
I-3	(11,243)	0
Administrative Class	(21,666)	(19,899)
Class D	0	(664,897	)(a)
Class A	(1,132,869)	(538,316)
Class C	(377,779)	(365,358)
Class R	(22,807)	(18,860)

Total Distributions(b)	(6,064,062)	(5,077,185)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	8,362,299	33,552,139

Total Increase (Decrease) in Net Assets	6,446,950	32,911,767

Net Assets:

Beginning of year	112,405,833	79,494,066
End of year	$118,852,783	$112,405,833

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	19

Consolidated Statement of Cash Flows PIMCO Income Fund

Year Ended March 31, 2019 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$4,148,713

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(692,009,242)
Proceeds from sales of long-term securities	659,144,421
(Purchases) Proceeds from sales of short-term portfolio investments, net	(1,201,215)
(Increase) decrease in deposits with counterparty	(922,936)
(Increase) decrease in receivable for investments sold	(60,858,923)
(Increase) decrease in interest and/or dividends receivable	(125,985)
(Increase) decrease in dividends receivable from Affiliates	1,694
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(1,287,610)
Proceeds from (Payments on) over the counter financial derivative instruments	3,110,243
(Increase) decrease in reimbursement receivable from PIMCO	(17)
(Increase) decrease in other assets	1
Increase (decrease) in payable for investments purchased	70,212,382
Increase (decrease) in payable for unfunded loan commitments	505,820
Increase (decrease) in deposits from counterparty	1,220,707
Increase (decrease) in accrued investment advisory fees	514
Increase (decrease) in accrued supervisory and administrative fees	(174)
Increase (decrease) in accrued distribution fees	(3,050)
Increase (decrease) in accrued servicing fees	1,051
Proceeds from (Payments on) short sales transactions, net	3,369,419
Proceeds from (Payments on) foreign currency transactions	(335,339)
Increase (decrease) in other liabilities	103
Net Realized (Gain) Loss
Investments in securities	2,800,681
Investments in Affiliates	(1,176)
Exchange-traded or centrally cleared financial derivative instruments	987,984
Over the counter financial derivative instruments	(2,972,814)
Short sales	34,353
Foreign currency	360,991
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	753,038
Investments in Affiliates	42,528
Exchange-traded or centrally cleared financial derivative instruments	316,791
Over the counter financial derivative instruments	(1,379,910)
Short sales	(179)
Foreign currency assets and liabilities	(26,102)
Net amortization (accretion) on investments	(613,121)
Net Cash Provided by (Used for) Operating Activities	(14,726,359)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	43,856,901
Payments on shares redeemed	(40,843,623)
Cash distributions paid*	(642,424)
Proceeds from reverse repurchase agreements	275,632,899
Payments on reverse repurchase agreements	(262,696,855)
Proceeds from sale-buyback transactions	27,193,191
Payments on sale-buyback transactions	(27,504,797)
Net Cash Received from (Used for) Financing Activities	14,995,292

Net Increase (Decrease) in Cash and Foreign Currency	268,933

Cash and Foreign Currency:

Beginning of year	467,216
End of year	$736,149
* Reinvestment of distributions	$5,414,336

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$602,005
Non Cash Payment in Kind	$(4,172)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO INCOME FUND	See Accompanying Notes

Summary Consolidated Schedule of Investments PIMCO Income Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS

iHeartCommunications, Inc.
TBD% due 07/30/2019 - 01/30/2020 ^(e)	$	904,759	$	647,840	0.6%

Other Loan Participations and Assignments ^«µ~(e)(k)(m)				5,024,523	4.2%

Total Loan Participations and Assignments (Cost $5,822,045)				5,672,363	4.8%

CORPORATE BONDS & NOTES

BANKING & FINANCE

Barclays PLC
3.125% - 7.875% due 09/15/2019 - 01/17/2033 •(j)(l)	GBP	471,727		627,484	0.5%
1.500% - 8.000% due 09/15/2019 - 09/03/2023 •(j)(l)	EUR	329,139		386,172	0.3%
3.650% - 8.000% due 01/10/2023 - 05/16/2029 ~•(j)(l)	$	702,466		706,549	0.6%

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)	GBP	80,500		105,769	0.1%
4.750% - 6.000% due 09/16/2022 - 07/04/2029 •(j)(l)	EUR	116,662		136,846	0.1%
3.247% - 6.500% due 03/08/2021 - 06/19/2029 ~•(j)(l)(n)	$	700,624		710,195	0.6%

Lloyds Banking Group PLC
6.375% due 06/27/2020 •(j)(k)	EUR	5,932		6,858	0.0%
2.907% - 7.500% due 06/21/2021 - 11/07/2028 ~•(j)(l)(n)	$	399,936		403,179	0.3%
7.625% due 06/27/2023 •(j)(k)	GBP	395,197		545,272	0.5%
2.250% - 7.875% due 06/27/2019 - 06/27/2029 •(j)(l)		209,045		287,959	0.2%

Royal Bank of Scotland Group PLC
2.000% - 2.500% due 03/08/2023 - 03/04/2025 •	EUR	85,642		99,682	0.1%
3.498% - 8.625% due 08/10/2020 - 09/30/2031 ~•(j)(l)	$	1,005,218		1,042,796	0.9%

UniCredit SpA
7.830% due 12/04/2023		593,520		661,484	0.6%

Other Banking & Finance «~•Ø(h)(j)(k)(n)				10,706,528	9.0%

				16,426,773	13.8%

INDUSTRIALS

iHeartCommunications, Inc.
9.000% - 11.250% due 12/15/2019 - 03/15/2023 ^(e)		1,095,587		778,927	0.7%

Other Industrials ^«~•(d)(e)(h)(j)(k)(l)(o)				6,716,963	5.6%

				7,495,890	6.3%

SPECIALTY FINANCE

Total Specialty Finance (k)(l)				106,104	0.1%
UTILITIES
Total Utilities ^~(d)(e)(k)				3,070,216	2.6%

Total Corporate Bonds & Notes (Cost $26,678,620)				27,098,983	22.8%

CONVERTIBLE BONDS & NOTES

Total Convertible Bonds & Notes (k) (Cost $41,933)				31,994	0.0%
MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes ^(e) (Cost $192,820)				233,202	0.2%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
U.S. GOVERNMENT AGENCIES

Fannie Mae
4.000% due 05/01/2047 (o)	$	560,972	$	580,064	0.5%
4.000% due 05/01/2047		2,950		3,050	0.0%
4.000% due 10/01/2047 (o)		1,909,011		1,973,892	1.7%
4.000% due 10/01/2047		11,085		11,460	0.0%
4.500% due 10/01/2048 (o)		726,009		759,579	0.6%
0.679% - 16.327% due 04/01/2019 - 03/25/2049 ~•(a)(o)		9,532,587		9,365,756	7.9%

Fannie Mae, TBA
3.000% due 04/01/2049		1,516,800		1,510,638	1.3%
3.500% due 04/01/2049		5,009,492		5,079,351	4.3%
3.500% due 05/01/2049		624,799		633,048	0.5%
4.000% due 04/01/2049		5,639,027		5,801,149	4.9%
2.500% - 4.500% due 04/01/2034 - 06/01/2049		436,415		440,551	0.4%

Freddie Mac
0.000% - 17.036% due 06/01/2019 - 08/15/2057 ~•(a)(b)(h)(o)		5,877,697		4,792,311	4.0%

Freddie Mac, TBA
3.500% due 04/01/2049		1,512,500		1,534,479	1.3%
4.000% due 04/01/2049		861,000		886,477	0.7%

Ginnie Mae
4.000% due 09/20/2048 (o)		833,338		861,446	0.7%
4.000% due 10/20/2048 (o)		3,006,820		3,108,236	2.6%
4.500% due 07/20/2048 (o)		557,451		579,337	0.5%
0.451% - 19.468% due 06/20/2022 - 04/20/2068 ~•(a)(o)		2,473,710		2,473,158	2.1%

Ginnie Mae, TBA
5.000% due 04/01/2049 - 05/01/2049		342,600		357,945	0.3%

Other U.S. Government Agencies •(k)(n)				398	0.0%

Total U.S. Government Agencies (Cost $40,492,689)				40,752,325	34.3%

U.S. TREASURY OBLIGATIONS

U.S. Treasury Bonds
2.875% due 11/15/2046 (o)		542,700		550,809	0.4%
3.625% due 08/15/2043 (o)(q)		679,488		782,566	0.7%
2.250% - 6.250% due 05/15/2030 - 02/15/2049 (o)(q)		908,804		1,027,064	0.9%

U.S. Treasury Inflation Protected Securities (i)
0.750% due 07/15/2028 (i)(o)(q)		895,219		916,017	0.8%
2.375% due 01/15/2025 (i)(o)(q)		1,135,983		1,262,326	1.1%
0.125% - 2.500% due 04/15/2020 - 02/15/2047 (i)(q)		625,576		639,368	0.5%

U.S. Treasury Notes
1.750% due 05/15/2023 (o)(q)		719,330		705,899	0.6%
1.875% due 02/28/2022 (o)(q)(s)		665,400		658,889	0.6%
2.250% due 12/31/2023 (o)(q)(s)		1,474,110		1,475,002	1.2%
2.250% due 08/15/2027 (o)		686,760		680,925	0.6%
2.625% due 02/15/2029 (o)		907,700		925,482	0.8%
1.750% - 2.875% due 11/30/2021 - 08/15/2028 (q)(s)		3,483,358		3,494,430	2.8%
3.125% due 11/15/2028 (o)(q)		895,100		950,607	0.8%

Total U.S. Treasury Obligations (Cost $13,961,525)				14,069,384	11.8%

NON-AGENCY MORTGAGE-BACKED SECURITIES

CHSTA
1.000% due 03/17/2046 (c)	GBP	9		147,142	0.1%

22	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
1.000% due 04/15/2046 (c)	GBP	1,793,373	$	2,275,015	1.9%

Countrywide Asset-Backed Certificates
2.726% - 2.986% due 03/25/2036 - 04/25/2036 ^•	$	22,542		19,550	0.0%

Credit Suisse First Boston Mortgage Securities Corp.
3.125% due 06/25/2046 ~		1,058,917		1,078,592	0.9%

Credit Suisse Mortgage Capital Trust
3.269% due 07/25/2057 ~		1,056,212		928,277	0.8%
3.356% due 10/25/2060 ~		2,342,439		2,143,941	1.8%
3.449% due 07/25/2058 ~		4,113,683		3,713,587	3.1%
3.633% due 06/25/2048		1,542,496		1,504,404	1.3%
3.770% due 04/25/2058 ~		710,126		717,810	0.6%
4.201% due 12/25/2048 ~		1,188,806		1,197,457	1.0%
4.386% due 06/01/2050 ~		2,947,436		3,017,573	2.6%
0.000% - 4.790% due 12/25/2048 - 10/25/2060 ~(h)		826,079		807,479	0.7%

Proteus RMBS DAC
0.143% due 10/29/2054	EUR	704,904		790,253	0.7%
0.000% - 2.693% due 10/29/2054 «		230,875		227,382	0.2%

Ripon Mortgages PLC
1.659% due 08/20/2056 •	GBP	465,899		604,726	0.5%

Roundstone Securities DAC
0.291% due 09/28/2055 •	EUR	974,168		1,089,014	0.9%
0.000% - 1.941% due 09/28/2055 ~•		311,875		268,651	0.2%

Warwick Finance Residential Mortgages PLC
1.639% due 12/21/2049 •	GBP	441,819		571,445	0.5%
0.000% - 3.839% due 09/21/2049 - 12/21/2049 ~•(h)		231,123		515,028	0.4%

Other Non-Agency Mortgage-Backed Securities ^«~•Ø(a)(h)(k)				14,121,866	11.9%

Total Non-Agency Mortgage-Backed Securities (Cost $34,857,264)				35,739,192	30.1%

ASSET-BACKED SECURITIES

Countrywide Asset-Backed Certificates
2.626% - 5.834% due 05/25/2033 - 11/25/2047 ^~•		1,616,736		1,477,869	1.2%

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 «		431		432	0.0%
0.000% due 02/25/2056		1,704,693		1,531,108	1.3%

Educational Funding Trust
3.557% due 02/01/2050 «		636,555		654,621	0.6%

Legacy Mortgage Asset Trust
3.167% due 12/25/2056 ~		1,244,938		1,118,507	0.9%
4.055% due 08/26/2058		1,650,150		1,652,244	1.4%
4.103% due 02/25/2058 ~		1,231,469		1,232,555	1.0%
4.246% due 01/28/2070 •		969,477		984,764	0.8%
4.358% due 12/26/2057 ~		814,081		825,891	0.7%
0.000% - 9.170% due 07/25/2057 - 01/28/2070 «~(h)		1,710,315		1,700,568	1.4%

SoFi Alternative Trust
4.498% due 06/15/2050 ~		742,885		768,373	0.7%
4.633% due 05/16/2050 ~		424,029		439,453	0.4%

Other Asset-Backed Securities ^«~•Ø(a)(k)				13,403,740	11.3%

Total Asset-Backed Securities (Cost $24,968,994)				25,790,125	21.7%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
SOVEREIGN ISSUES

Argentina Government International Bond
3.750% - 7.625% due 01/26/2022 - 01/11/2048 Ø(o)	GBP	685,929	$	519,424	0.5%
3.375% - 7.820% due 01/15/2022 - 11/09/2047 Ø	EUR	252,201		219,533	0.2%
45.325% - 49.153% due 03/01/2020 - 10/04/2022 ~	ARS	11,898,157		270,722	0.2%
67.546% due 06/21/2020 ~(a)		23,508,955		604,940	0.5%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2019 (h)	BRL	7,701,000		1,937,748	1.6%
0.000% due 10/01/2019 (h)		16,301,400		4,034,653	3.4%
0.000% due 01/01/2020 (h)		7,819,952		1,903,575	1.6%

Other Sovereign Issues ^Ø(e)(k)(o)				3,061,852	2.6%

Total Sovereign Issues (Cost $13,596,968)				12,552,447	10.6%

COMMON STOCKS

Total Common Stocks «(f)(k)(m) (Cost $148,349)				133,342	0.1%
WARRANTS

Total Warrants «(k) (Cost $0)				258	0.0%
PREFERRED SECURITIES

Total Preferred Securities «(j)(k) (Cost $159,166)				153,660	0.1%
REAL ESTATE INVESTMENT TRUSTS

Total Real Estate Investment Trusts (k) (Cost $157,895)				251,248	0.2%

SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT

Total Certificates of Deposit ~(k)				194,572	0.2%
REPURCHASE AGREEMENTS

				300,986	0.3%
ARGENTINA TREASURY BILLS

Total Argentina Treasury Bills (g)(h)(k)				511,678	0.4%
U.S. TREASURY BILLS
2.434% due 04/11/2019 - 06/06/2019 (g)(h)(q)(s)	$	109,426		109,121	0.1%

Total Short-Term Instruments (Cost $1,182,370)				1,116,357	1.0%

Total Investments in Securities (Cost $162,260,638)				163,594,880	137.7%

INVESTMENTS IN AFFILIATES

COMMON STOCKS

Total Common Stocks «(k)(m) (Cost $3,896)				5,000	0.0%

24	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES

PIMCO Short-Term Floating NAV Portfolio III	$	86,380,782	$	854,219	0.7%

Total Short-Term Instruments (Cost $854,013)				854,219	0.7%

Total Investments in Affiliates (Cost $857,909)				859,219	0.7%

Total Investments (Cost $163,118,547)			$	164,454,099	138.4%

Financial Derivative Instruments (p)(r) (Cost or Premiums, net $(840,391))				1,114,882	0.9%

Other Assets and Liabilities, net				(46,716,198)	(39.3)%

Net Assets			$	118,852,783	100.0%

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
«	The group contains securities valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	The group contains interest only securities.
(b)	The group contains principal only securities.
(c)	The group contains when-issued securities.
(d)	The group contains payment in-kind bond securities.
(e)	The group contains securities which are not accruing income as of the date of this report.
(f)	The group contains securities which did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	The group contains Zero coupon security.
(i)	The group contains securities in which the Principal amount of security is adjusted for inflation.
(j)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2019.
(l)	The group contains contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(m)	The group contains restricted securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ardonagh Group Ltd.	04/02/2015 - 07/20/2017	$6,587	$7,525	0.01%
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	26,993	27,319	0.02
Britannia Property Owner LLC 5.693% due 10/09/2021	11/15/2018	48,200	48,192	0.04
Cheltenham 6.143% due 11/09/2021	11/15/2018	62,162	62,226	0.05
CIMIC Group Ltd. 3.901% due 04/09/2019	11/05/2018	63,617	63,654	0.05
CIMIC Group Ltd. 4.468% due 10/17/2019	11/08/2018	18,067	18,070	0.02
CIMIC Group Ltd. 4.500% due 10/31/2019	11/08/2018	24,371	24,380	0.02
Dream Hotel 7.443% due 01/31/2021	11/15/2018	41,920	41,905	0.04
Eneva S.A.	12/21/2017 - 03/25/2019	1,850	1,885	0.00
Fidere Gestion De Vivienda 2.500% due 05/15/2020	10/31/2018	113,190	111,884	0.09
GHH Holdings Ltd. 2.757% due 12/04/202	10/10/2018	98,456	96,728	0.08
Grey Barn LLC 5.493% due 09/09/2021	11/15/2018	95,316	95,233	0.08
Hotel (PL Property) Ltd. 2.828% due 02/07/2023	07/09/2018	71,550	69,874	0.06
Isla Vista Owner LLC 5.993% due 05/09/2020	11/15/2018	53,744	53,787	0.05
Kiinteisto oy Paulon Talo 2.300% due 02/15/2021	04/18/2018	51,045	45,980	0.04
Kiinteisto oy Paulon Talo 2.350% due 02/15/2021	04/18/2018	55,630	50,110	0.04
NVHL S.A. ‘A’	03/09/2012	26	14	0.00
NVHL S.A. ‘B’	03/09/2012	26	14	0.00
NVHL S.A. ‘C’	03/09/2012	26	14	0.00
NVHL S.A. ‘D’	03/09/2012	27	15	0.00
NVHL S.A. ‘E’	03/09/2012	27	15	0.00
NVHL S.A. ‘F’	03/09/2012	27	15	0.00
NVHL S.A. ‘G’	03/09/2012	27	15	0.00
NVHL S.A. ‘H’	03/09/2012	27	15	0.00
NVHL S.A. ‘I’	03/09/2012	27	15	0.00
NVHL S.A. ‘J’	03/09/2012	27	15	0.00
Oasis West 5.739% due 03/08/2022	07/13/2018	200,000	200,570	0.17
Presidential City 6.493% due 02/08/2025	03/08/2018	30,000	30,056	0.03
Sierra Hamilton Holder LLC	07/31/2017	3,896	5,000	0.00
Tawny Funding S.A. 3.150% due 03/16/2023	08/28/2018	336,370	322,678	0.27

		$1,403,231	$1,377,203	1.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$150,986	U.S. Treasury Bills 0.000% due 08/08/2019 - 09/26/2019	$(133,913)	$150,986	$151,011
					U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2019	(10,920)
					U.S. Treasury Notes 1.125% due 06/30/2021	(9,175)
JPS	3.100	03/28/2019	04/01/2019	150,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	(152,986)	150,000	150,052

Total Repurchase Agreements						$(306,994)	$300,986	$301,063

26	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.630%	04/01/2019	05/15/2019		$	(158,100)	$(158,100)
	2.650	03/19/2019	04/15/2019			(1,899)	(1,901)
	2.660	01/08/2019	04/08/2019			(249,063)	(250,590)
	2.660	02/01/2019	05/01/2019			(165,795)	(166,517)
	2.660	02/05/2019	05/01/2019			(11,667)	(11,715)
	2.660	02/06/2019	05/01/2019			(37,818)	(37,969)
	2.660	02/21/2019	06/25/2019			(196,500)	(197,066)
	2.660	02/28/2019	05/24/2019			(137,550)	(137,875)
	2.660	03/14/2019	04/08/2019			(100,288)	(100,421)
	2.670	03/18/2019	06/17/2019			(261,916)	(262,188)
	2.700	03/21/2019	06/20/2019			(245,101)	(245,303)
BOS	2.400	03/29/2019	04/05/2019			(177,880)	(177,915)
	2.580	02/19/2019	04/15/2019			(1,494)	(1,499)
	2.720	03/13/2019	04/10/2019			(2,718,836)	(2,722,739)
	2.720	03/27/2019	04/10/2019			(32,007)	(32,019)
BRC	(0.650)	12/27/2018	TBD	(3)	EUR	(4,593)	(5,143)
	(0.500)	03/26/2019	TBD	(3)	GBP	(4,413)	(5,747)
	2.700	03/18/2019	06/18/2019		$	(497,292)	(497,814)
	2.700	03/21/2019	06/20/2019			(2,456,812)	(2,458,839)
BSN	2.630	01/07/2019	04/04/2019			(150,003)	(150,924)
	2.630	02/06/2019	04/04/2019			(69,300)	(69,573)
	2.630	03/11/2019	04/11/2019			(7,557)	(7,569)
	2.630	03/19/2019	04/11/2019			(235,500)	(235,724)
	2.640	02/08/2019	04/09/2019			(42,052)	(42,213)
	2.640	02/22/2019	04/09/2019			(31,016)	(31,102)
	2.640	03/11/2019	04/09/2019			(4,596)	(4,603)
	2.640	03/19/2019	04/09/2019			(152,438)	(152,728)
	2.650	03/11/2019	05/13/2019			(50,242)	(50,320)
	2.650	03/13/2019	05/13/2019			(161,324)	(161,550)
	2.680	02/13/2019	04/10/2019			(310,133)	(311,218)
	2.680	02/21/2019	05/21/2019			(781,994)	(784,264)
	2.680	03/18/2019	05/17/2019			(525,894)	(526,442)
CFR	(1.250)	02/12/2019	TBD	(3)	EUR	(2,010)	(2,255)
	(0.500)	09/08/2017	TBD	(3)		(1,100)	(1,224)
	1.250	02/22/2019	TBD	(3)	$	(447)	(447)
	2.500	03/29/2019	TBD	(3)		(31,528)	(31,535)
CIB	2.700	01/14/2019	04/11/2019			(436,257)	(438,776)
	2.700	01/23/2019	04/11/2019			(310,776)	(312,361)
	2.700	02/13/2019	04/11/2019			(309,937)	(311,030)
	2.700	03/08/2019	04/09/2019			(316,645)	(317,215)
	2.700	03/13/2019	04/11/2019			(182,496)	(182,756)
	2.700	03/18/2019	05/13/2019			(561,344)	(561,933)
CSN	2.680	03/21/2019	04/10/2019			(4,933)	(4,937)
	2.690	03/13/2019	04/10/2019			(100,876)	(101,019)
	2.690	03/21/2019	06/20/2019			(975,579)	(976,381)
	2.730	02/19/2019	04/18/2019			(141,024)	(141,462)
	2.730	03/13/2019	04/18/2019			(67,574)	(67,671)
DEU	2.350	03/29/2019	04/03/2019			(404,381)	(404,460)
	2.460	03/26/2019	04/09/2019			(31,759)	(31,772)
GRE	2.670	03/06/2019	04/12/2019			(560)	(561)
	2.670	03/11/2019	04/12/2019			(6,638)	(6,648)
	2.700	03/06/2019	04/03/2019			(560)	(561)
GSC	2.500	02/26/2019	TBD	(3)		(9,693)	(9,716)
IND	2.650	03/11/2019	04/22/2019			(613)	(614)
	2.650	04/01/2019	04/22/2019			(13,498)	(13,498)
	2.670	03/11/2019	04/03/2019			(7,251)	(7,262)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.720%	03/13/2019	04/10/2019		$	(650,170)	$(651,103)
	2.750	03/18/2019	04/18/2019			(497,677)	(498,209)
JML	(1.000)	02/07/2019	04/09/2019		EUR	(2,239)	(2,507)
	0.250	01/10/2019	04/09/2019		GBP	(1,751)	(2,282)
JPS	2.630	03/19/2019	05/06/2019		$	(1,793)	(1,795)
	2.630	03/19/2019	05/07/2019			(5,591)	(5,597)
	2.650	02/11/2019	05/07/2019			(36,646)	(36,778)
	2.650	02/19/2019	05/07/2019			(2,875)	(2,883)
	2.690	02/22/2019	04/22/2019			(263,425)	(264,173)
	2.690	03/13/2019	04/22/2019			(418,311)	(418,905)
	2.690	03/18/2019	04/22/2019			(101,118)	(101,224)
	2.700	03/27/2019	04/01/2019			(49,562)	(49,581)
MZF	2.730	03/29/2019	04/10/2019			(219,887)	(219,937)
NOM	1.950	12/21/2018	TBD	(3)		(3,933)	(3,955)
	2.500	12/21/2018	TBD	(3)		(5,922)	(5,964)
	2.600	02/14/2019	TBD	(3)		(6,693)	(6,715)
	2.680	02/25/2019	05/23/2019			(2,679,471)	(2,686,453)
	2.680	03/13/2019	05/23/2019			(200,028)	(200,311)
NXN	2.600	01/07/2019	04/05/2019			(334,243)	(336,270)
	2.630	03/28/2019	05/14/2019			(157,519)	(157,565)
	2.640	02/20/2019	04/22/2019			(666,530)	(668,485)
	2.640	02/27/2019	04/22/2019			(88,350)	(88,564)
	2.670	03/21/2019	06/04/2019			(210,457)	(210,629)
	2.680	02/13/2019	05/13/2019			(409,274)	(410,706)
RCY	2.660	03/08/2019	05/08/2019			(174,198)	(174,507)
	2.660	03/21/2019	05/08/2019			(64,105)	(64,157)
	2.690	02/19/2019	04/18/2019			(800,156)	(802,608)
	2.700	02/21/2019	04/04/2019			(491,335)	(492,772)
	2.700	03/11/2019	04/04/2019			(91,912)	(92,057)
	2.700	03/12/2019	04/04/2019			(11,213)	(11,230)
	2.700	03/27/2019	04/01/2019			(99,125)	(99,162)
	2.700	04/01/2019	04/04/2019			(750)	(750)
	2.720	03/13/2019	04/10/2019			(126,198)	(126,379)
SAL	2.750	03/18/2019	04/18/2019			(530,902)	(531,470)
SCX	2.650	04/01/2019	04/05/2019			(6,427)	(6,428)
	2.660	04/01/2019	04/11/2019			(12,855)	(12,855)
	2.670	04/01/2019	04/08/2019			(17,140)	(17,140)
	2.680	04/01/2019	04/18/2019			(643)	(643)
	2.700	03/21/2019	05/21/2019			(510,000)	(510,421)
	2.770	02/21/2019	05/21/2019			(501,240)	(502,744)
SGY	2.330	03/25/2019	04/25/2019			(113,819)	(113,871)
	2.330	03/28/2019	04/25/2019			(1,847)	(1,848)
	2.350	03/29/2019	04/01/2019			(129,607)	(129,632)
	2.450	03/28/2019	04/22/2019			(69,477)	(69,496)
	2.670	03/13/2019	06/13/2019			(454,027)	(454,667)
	2.670	03/21/2019	06/13/2019			(49,334)	(49,404)
	2.680	03/21/2019	05/21/2019			(1,000,725)	(1,001,545)
	2.690	03/18/2019	06/18/2019			(525,206)	(525,755)
	2.690	03/21/2019	06/18/2019			(68,355)	(68,422)
	2.690	03/21/2019	06/20/2019			(502,556)	(502,969)
UAG	2.680	01/18/2019	04/18/2019			(416,610)	(418,874)
UBS	2.760	02/25/2019	05/23/2019			(382,966)	(383,994)

Total Reverse Repurchase Agreements							$(28,122,075)

28	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BCY	2.400%	03/29/2019	04/01/2019	$(219,131)	$(219,175)
UBS	2.630	01/16/2019	04/16/2019	(114,039)	(114,664)
	2.630	01/17/2019	04/17/2019	(391,378)	(393,505)
	2.630	01/22/2019	04/17/2019	(8,036)	(8,077)
	2.630	01/24/2019	04/17/2019	(1,809)	(1,818)
	2.630	01/25/2019	04/17/2019	(19,505)	(19,599)
	2.630	01/28/2019	04/17/2019	(3,848)	(3,866)
	2.630	01/30/2019	04/17/2019	(2,371)	(2,381)
	2.630	02/06/2019	04/17/2019	(3,663)	(3,678)
	2.630	02/08/2019	04/17/2019	(3,565)	(3,579)
	2.630	02/12/2019	04/17/2019	(33,727)	(33,845)
	2.630	02/13/2019	04/17/2019	(66,167)	(66,395)
	2.630	02/15/2019	04/17/2019	(5,543)	(5,562)
	2.630	02/20/2019	04/17/2019	(70,361)	(70,567)
	2.630	02/28/2019	04/16/2019	(16,385)	(16,424)
	2.630	03/01/2019	04/17/2019	(5,255)	(5,267)
	2.630	03/29/2019	04/17/2019	(39,559)	(39,568)
	2.640	01/23/2019	04/23/2019	(350,085)	(351,832)
	2.640	01/25/2019	04/23/2019	(16,317)	(16,396)
	2.640	01/28/2019	04/23/2019	(8,486)	(8,525)
	2.640	01/30/2019	04/23/2019	(1,482)	(1,488)
	2.640	01/30/2019	04/30/2019	(56,376)	(56,631)
	2.640	02/06/2019	04/30/2019	(3,762)	(3,777)
	2.640	02/07/2019	04/23/2019	(20,149)	(20,227)
	2.640	02/13/2019	04/23/2019	(3,142)	(3,152)
	2.640	02/13/2019	04/30/2019	(7,952)	(7,979)
	2.640	02/20/2019	04/23/2019	(2,527)	(2,534)
	2.640	03/01/2019	04/23/2019	(6,247)	(6,261)
	2.640	03/27/2019	04/30/2019	(20,374)	(20,382)
	2.650	01/25/2019	04/25/2019	(34,416)	(34,585)
	2.650	01/28/2019	04/25/2019	(7,302)	(7,336)
	2.650	01/30/2019	04/25/2019	(3,062)	(3,076)
	2.650	02/01/2019	01/31/2020	(485,946)	(488,079)
	2.650	02/06/2019	04/25/2019	(6,337)	(6,362)
	2.650	02/08/2019	04/25/2019	(3,871)	(3,886)
	2.650	02/13/2019	04/25/2019	(6,381)	(6,403)
	2.650	03/13/2019	01/31/2020	(94,990)	(95,124)

Total Sale-Buyback Transactions					$(2,152,005)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (12.8)%
Fannie Mae, TBA	3.000%	04/01/2049	$1,916,950	$(1,892,234)	$(1,909,162)
Fannie Mae, TBA	3.000	05/01/2049	625,800	(619,478)	(622,549)
Fannie Mae, TBA	3.500	04/01/2034	913,500	(929,327)	(934,556)
Fannie Mae, TBA	3.500	05/01/2049	625,000	(633,789)	(633,252)
Fannie Mae, TBA	4.000	04/01/2034	131,300	(134,839)	(135,265)
Fannie Mae, TBA	4.000	05/01/2049	51,000	(52,434)	(52,422)
Fannie Mae, TBA	4.500	04/01/2034	6,000	(6,069)	(6,102)
Fannie Mae, TBA	4.500	05/01/2049	1,792,715	(1,865,579)	(1,866,705)
Fannie Mae, TBA	5.000	04/01/2049	1,078,500	(1,130,915)	(1,140,493)
Freddie Mac, TBA	2.500	04/01/2034	1,500	(1,478)	(1,492)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Freddie Mac, TBA	3.000%	04/01/2034	$794,200	$(795,767)	$(801,979)
Freddie Mac, TBA	3.000	04/01/2049	578,000	(568,066)	(575,734)
Ginnie Mae, TBA	3.000	04/01/2049	44,550	(44,223)	(44,768)
Ginnie Mae, TBA	3.500	04/01/2049	354,700	(359,024)	(362,542)
Ginnie Mae, TBA	4.000	04/01/2049	4,845,100	(4,976,543)	(5,004,648)
Ginnie Mae, TBA	4.500	04/01/2049	1,091,000	(1,128,121)	(1,133,122)

Total Short Sales (12.8)%				$(15,137,886)	$(15,224,791)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(1,569,645)	$0	$(1,569,645)	$1,410,624	$(159,021)
BOS	0	(2,934,172)	0	(2,934,172)	3,012,581	78,409
BRC	0	(2,967,543)	0	(2,967,543)	3,051,062	83,519
BSN	0	(2,528,230)	0	(2,528,230)	2,576,258	48,028
CFR	0	(35,461)	0	(35,461)	35,921	460
CIB	0	(2,124,071)	0	(2,124,071)	2,170,349	46,278
CSN	0	(1,291,470)	0	(1,291,470)	1,333,662	42,192
DEU	0	(436,232)	0	(436,232)	434,097	(2,135)
FICC	151,011	0	0	151,011	(154,008)	(2,997)
GRE	0	(7,770)	0	(7,770)	7,889	119
GSC	0	(9,716)	0	(9,716)	10,072	356
IND	0	(1,170,686)	0	(1,170,686)	1,201,928	31,242
JML	0	(4,789)	0	(4,789)	4,896	107
JPS	150,052	(880,936)	0	(730,884)	849,137	118,253
MZF	0	(219,937)	0	(219,937)	226,239	6,302
NOM	0	(2,903,398)	0	(2,903,398)	2,989,505	86,107
NXN	0	(1,872,219)	0	(1,872,219)	1,881,280	9,061
RCY	0	(1,863,622)	0	(1,863,622)	1,763,880	(99,742)
SAL	0	(531,470)	0	(531,470)	546,816	15,346
SCX	0	(1,050,231)	0	(1,050,231)	1,059,687	9,456
SGY	0	(2,917,609)	0	(2,917,609)	2,997,856	80,247
UAG	0	(418,874)	0	(418,874)	429,160	10,286
UBS	0	(383,994)	0	(383,994)	405,799	21,805

Master Securities Forward Transaction Agreement
BCY	0	0	(219,175)	(219,175)	218,055	(1,120)
UBS	0	0	(1,932,830)	(1,932,830)	1,936,173	3,343

Total Borrowings and Other Financing Transactions	$301,063	$(28,122,075)	$(2,152,005)

30	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,789)	$(886,738)	$(18,771)	$(910,298)
U.S. Government Agencies	0	(7,856,262)	(12,373,707)	0	(20,229,969)
U.S. Treasury Obligations	(278,375)	(4,673,056)	(1,767,033)	0	(6,718,464)
Sovereign Issues	0	0	0	(53,930)	(53,930)

Total	$(278,375)	$(12,534,107)	$(15,027,478)	$(72,701)	$(27,912,661)

Sale-Buyback Transactions
U.S. Treasury Obligations	(219,175)	(1,349,627)	0	(583,203)	(2,152,005)

Total	$(219,175)	$(1,349,627)	$0	$(583,203)	$(2,152,005)

Total Borrowings	$(497,550)	$(13,883,734)	$(15,027,478)	$(655,904)	$(30,064,666)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(30,064,666)

(o)	Securities with an aggregate market value of $30,935,328 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(24,626,937) at a weighted average interest rate of 2.321%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(14,980) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(209,414) is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$114.000	05/24/2019	4,460	$4,460	$37	$4
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.500	05/24/2019	720	720	6	1
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	125.000	05/24/2019	26,144	26,144	237	26
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	126.500	05/24/2019	21,000	21,000	180	181

Total Purchased Options					$460	$212

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2019	13,391	$1,317,434	$21,440	$5,279	$(5,279)
Euro-Bund 10-Year Bond June Futures	06/2019	3	560	12	0	(1)
Euro-Buxl 30-Year Bond June Futures	06/2019	3	645	32	0	(4)
U.S. Treasury 2-Year Note June Futures	06/2019	12,591	2,683,063	9,277	0	(2,754)
U.S. Treasury 10-Year Note June Futures	06/2019	5,180	643,453	9,213	0	(1,457)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	21,030	3,533,040	8,691	726	(6,873)

				$48,665	$6,005	$(16,368)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2019	1,386	$(1,916,864)	$(7,103)	$250	$(3,501)
U.S. Treasury 5-Year Note June Futures	06/2019	143,051	(16,569,329)	30,059	28,508	(227)
United Kingdom Long Gilt June Futures	06/2019	39,079	(6,584,730)	(109,725)	3,054	(4,581)

				$(86,769)	$31,812	$(8,309)

Total Futures Contracts				$(38,104)	$37,817	$(24,677)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Constellation Energy Group, Inc.	(1.000)%	Quarterly	06/20/2020	0.059%	$	1,900	$(50)	$28	$(22)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.283%	$	25,200	$151	$338	$489	$0	$0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.433	EUR	27,200	(83)	133	50	8	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		55,500	(424)	633	209	25	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.840	$	7,900	1,454	(574)	880	1	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.274		19,400	(557)	804	247	0	(9)

32	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.920%	$	72,800	$(4,136)	$4,418	$282	$54	$0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.833		11,600	229	745	974	0	(22)

							$(3,366)	$6,497	$3,131	$88	$(31)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$	544,385	$(37,162)	$(1,812)	$(38,974)	$0	$(1,209)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023		601,132	(30,271)	(10,760)	(41,031)	0	(2,176)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024		40,400	(2,424)	(330)	(2,754)	0	(172)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022		2,070,000	(43,142)	515	(42,627)	0	(1,523)
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023		1,954,260	(35,150)	(4,041)	(39,191)	0	(1,437)

						$(148,149)	$(16,428)	$(164,577)	$0	$(6,517)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-21 5-Year Index	5.000%	Quarterly	06/20/2019	$	61,503	$2,673	$(1,950)	$723	$30	$0
CDX.EM-24 5-Year Index	1.000	Quarterly	12/20/2020		30,337	(1,512)	1,569	57	20	0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022		35,308	(1,454)	885	(569)	41	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		18,700	(347)	(148)	(495)	22	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		138,700	(6,465)	1,618	(4,847)	177	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		711,700	(24,758)	(1,807)	(26,565)	879	0
CDX.HY-24 5-Year Index	5.000	Quarterly	06/20/2020		2,151,922	178,041	(88,054)	89,987	3,043	0
CDX.HY-25 5-Year Index	5.000	Quarterly	12/20/2020		2,317,843	183,335	(65,920)	117,415	3,166	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023		2,577,100	15,149	35,685	50,834	3,063	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		63,300	1,012	142	1,154	100	0

						$345,674	$(117,980)	$227,694	$10,541	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.625%	Semi-Annual	03/19/2027	CAD	172,700	$9,232	$(3,123)	$6,109	$0	$(902)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		376,200	29,962	(8,734)	21,228	0	(1,994)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027		132,800	8,212	(2,200)	6,012	0	(711)
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029		34,700	3,971	(680)	3,291	0	(205)
Receive	3-Month CAD-Bank Bill	2.800	Semi-Annual	12/18/2043		289,300	(20,346)	597	(19,749)	3,353	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		22,000	(4,044)	175	(3,869)	278	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021	$	33,000	(237)	(190)	(427)	32	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023		1,614,100	(4,420)	52,154	47,734	0	(3,088)
Pay	3-Month USD-LIBOR	3.140	Semi-Annual	10/19/2023		10,000,000	(18,429)	473,904	455,475	0	(20,396)
Receive	3-Month USD-LIBOR	2.543	Semi-Annual	02/05/2024		584,700	0	(6,481)	(6,481)	1,232	0
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	02/05/2024		584,700	0	(6,675)	(6,675)	1,232	0
Receive	3-Month USD-LIBOR	2.559	Semi-Annual	02/05/2024		584,900	0	(6,934)	(6,934)	1,233	0
Receive	3-Month USD-LIBOR	2.571	Semi-Annual	02/05/2024		292,500	0	(3,638)	(3,638)	617	0
Receive	3-Month USD-LIBOR	2.580	Semi-Annual	02/05/2024		877,700	0	(11,269)	(11,269)	1,850	0
Receive	3-Month USD-LIBOR	2.605	Semi-Annual	02/05/2024		878,200	0	(12,348)	(12,348)	1,851	0
Receive	3-Month USD-LIBOR	2.607	Semi-Annual	02/05/2024		292,800	0	(4,134)	(4,134)	617	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		16,534,500	(310,089)	(250,249)	(560,338)	36,010	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		288,400	20,102	(16,118)	3,984	691	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		3,869,300	(139,170)	(27,794)	(166,964)	9,198	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		5,378,700	(120,706)	(152,967)	(273,673)	13,758	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,896,200	66,288	(13,720)	52,568	8,591	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		935,100	(23,572)	(53,853)	(77,425)	3,181	0
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027	ZAR	625,500	(1)	1,311	1,310	157	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		327,300	(1)	(286)	(287)	95	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD	3,175,400	195,330	11,693	207,023	1,258	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023		397,900	28,677	26	28,703	162	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023		462,900	35,562	4,965	40,527	218	0
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024		1,180,600	34,052	37,409	71,461	488	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	32,046	24,628	56,674	295	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(126)	1,294	1,168	9	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		74,920	(1,011)	(3,388)	(4,399)	0	(18)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,600,100	10,214	83,745	93,959	0	(2,055)
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	14,652,600	(27,492)	(29,204)	(56,696)	6,262	0
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	09/09/2021		7,440,000	(19,746)	(8,169)	(27,915)	3,308	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024		875,000	(5,680)	(16,601)	(22,281)	1,659	0
Receive(6)	6-Month EUR-EURIBOR	0.230	Annual	08/15/2024		500,000	336	(4,790)	(4,454)	981	0
Receive(6)	6-Month EUR-EURIBOR	0.215	Annual	08/20/2024		500,000	282	(4,252)	(3,970)	983	0
Receive(6)	6-Month EUR-EURIBOR	0.220	Annual	08/21/2024		550,000	284	(4,796)	(4,512)	1,083	0
Receive(6)	6-Month EUR-EURIBOR	0.220	Annual	08/26/2024		550,000	(34)	(4,413)	(4,447)	1,085	0
Receive(6)	6-Month EUR-EURIBOR	0.260	Annual	09/04/2024		380,000	85	(3,938)	(3,853)	754	0
Receive(6)	6-Month EUR-EURIBOR	0.290	Annual	09/05/2024		550,000	97	(6,593)	(6,496)	1,092	0
Receive(6)	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024		136,700	22	(1,402)	(1,380)	271	0
Receive(6)	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024		267,100	38	(2,854)	(2,816)	531	0
Receive(6)	6-Month EUR-EURIBOR	0.230	Annual	09/12/2024		360,000	(115)	(2,858)	(2,973)	716	0
Receive(6)	6-Month EUR-EURIBOR	0.180	Annual	09/18/2024		900,000	(34)	(4,727)	(4,761)	1,795	0
Receive(6)	6-Month EUR-EURIBOR	0.195	Annual	09/25/2024		540,000	230	(3,457)	(3,227)	1,079	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029		3,000,000	(669)	66,347	65,678	0	(11,461)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		5,832,300	(10,230)	135,776	125,546	0	(22,336)
Pay	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029		6,000,000	35,505	91,721	127,226	0	(23,040)
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		183,500	(585)	(9,520)	(10,105)	762	0
Receive(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		838,100	(7,412)	(11,477)	(18,889)	3,577	0
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		2,544,200	27,355	(153,363)	(126,008)	46,226	0
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/09/2049		1,290,000	(10,286)	(52,459)	(62,745)	23,476	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	923,675	(6,706)	(24,006)	(30,712)	122	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		25,900	416	(1,609)	(1,193)	203	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	77,889,000	(4,855)	(10,560)	(15,415)	0	(1,099)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026		83,970,000	17,459	(17,271)	188	0	(1,242)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028		44,520,000	229	(11,564)	(11,335)	0	(851)
Receive	6-Month JPY-LIBOR	0.285	Semi-Annual	01/25/2028		330,000	24	(89)	(65)	0	(6)
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028		17,900,000	1,130	(4,884)	(3,754)	0	(347)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		18,490,000	10	(4,672)	(4,662)	0	(360)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		134,870,000	8,372	(36,095)	(27,723)	0	(2,666)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		36,330,000	3,225	(10,681)	(7,456)	0	(717)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		28,130,000	457	(8,349)	(7,892)	0	(594)

34	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.399%	Semi-Annual	06/18/2028	JPY	8,670,000	$(8)	$(2,567)	$(2,575)	$0	$(183)
Pay	6-Month JPY-LIBOR	0.372	Semi-Annual	10/22/2028		20,000,000	800	4,612	5,412	303	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,890,323,000	(90,127)	(541,213)	(631,340)	0	(45,918)
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		16,170,000	(110)	(4,767)	(4,877)	0	(394)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		35,100,000	247	(10,347)	(10,100)	0	(854)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		35,140,000	(1,321)	(10,386)	(11,707)	0	(859)
Receive(6)	6-Month JPY-LIBOR	0.446	Semi-Annual	06/18/2029		13,110,000	291	(4,495)	(4,204)	0	(330)
Receive(6)	6-Month JPY-LIBOR	0.471	Semi-Annual	06/18/2029		13,120,000	(4)	(4,504)	(4,508)	0	(330)
Pay	28-Day MXN-TIIE	8.320	Lunar	02/10/2021	MXN	10,000,000	48	2,354	2,402	0	(1,201)
Pay	28-Day MXN-TIIE	8.300	Lunar	08/26/2021		10,500,000	0	4,227	4,227	0	(1,594)
Pay	28-Day MXN-TIIE	8.300	Lunar	02/10/2022		11,800,000	0	6,619	6,619	0	(1,877)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		538,600	0	38	38	0	(93)
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		936,700	0	62	62	0	(162)
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		1,673,100	(345)	311	(34)	0	(292)
Pay	28-Day MXN-TIIE	8.185	Lunar	02/10/2023		44,600,000	0	28,235	28,235	0	(7,765)
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025		6,500,000	0	6,295	6,295	0	(1,282)
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026		8,240,000	0	11,719	11,719	0	(1,670)
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027		20,000,000	0	25,168	25,168	0	(4,113)
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,364,100	(13)	237	224	284	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		25,700	0	4	4	5	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		7,726,300	(4,092)	4,808	716	1,606	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		622,900	0	505	505	130	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		31,300	0	14	14	7	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		799,900	6	31	37	166	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		606,400	154	(167)	(13)	126	0
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034		1,750,000	0	3,392	3,392	0	(440)
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		64,600	255	106	361	17	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		1,486,300	1,409	1,384	2,793	378	0

							$(259,602)	$(532,014)	$(791,616)	$185,393	$(163,445)

Total Swap Agreements							$(65,493)	$(659,897)	$(725,390)	$196,022	$(169,993)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 212	$37,817	$196,022	$234,051	$0	$(24,677)	$(169,993)	$(194,670)

(q)

Securities with an aggregate market value of $1,383,617 and cash of $1,044,793 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms o that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2019	AUD	1,527,885	$	1,091,145	$6,271	$0
	04/2019	$	2,135,002	AUD	3,017,360	7,473	0
	04/2019		170,031	GBP	130,000	0	(712)
	05/2019	AUD	3,017,360	$	2,136,297	0	(7,485)
	05/2019	GBP	130,000		170,294	711	0
BOA	04/2019	JPY	203,810,651		1,850,956	8,062	0
	04/2019	RUB	500,000		7,720	100	0
	04/2019	$	164,793	DKK	1,071,810	0	(3,749)
	04/2019		1,847,567	JPY	203,810,651	0	(8,618)
	04/2019		13,734	MXN	266,352	0	(41)
	04/2019		76,021	RUB	5,050,419	784	0
	04/2019		80,961	TRY	445,271	0	(2,759)
	05/2019	NZD	14,836	$	10,157	46	0
	05/2019	$	30,210	RUB	2,000,000	182	(104)
	05/2019		544	ZAR	7,603	0	(19)
	05/2019	ZAR	61,298	$	4,536	306	0
	06/2019	$	16,043	MXN	314,540	0	(56)
BPS	04/2019	BRL	181,459	$	46,567	222	0
	04/2019	DKK	3,731,239		569,539	8,906	0
	04/2019	EUR	6,013,079		6,863,226	118,053	0
	04/2019	GBP	60,934		80,062	699	0
	04/2019	$	48,094	ARS	1,971,604	0	(3,684)
	04/2019		20,274	AUD	28,592	33	(5)
	04/2019		48,437	BRL	181,459	0	(2,091)
	04/2019		251,814	RUB	16,626,315	1,453	0
	04/2019		39,019	TRY	217,224	0	(869)
	05/2019	EUR	3,173,556	$	3,573,725	4,447	0
	05/2019	TRY	247,941		41,834	0	(674)
	05/2019	$	19,864	ARS	867,230	0	(815)
	05/2019		3,691	TRY	19,048	0	(440)
	05/2019		601	ZAR	8,416	0	(21)
	06/2019		441,255	INR	31,849,803	12,892	0

36	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	09/2019	ARS	2,781,209	$	58,063	$7,009	$0
	01/2020	BRL	2,153,318		564,419	26,777	0
	03/2020	ARS	215,139		3,969	642	0
BRC	04/2019	GBP	761,363		1,012,251	20,614	0
	04/2019	$	4,052	DKK	26,050	0	(138)
	05/2019		88,548	RUB	5,878,844	466	0
	05/2019		1,434	SEK	13,255	0	(4)
	06/2019	MXN	1,856,192	$	94,290	0	(53)
	06/2019	$	117,533	RUB	7,822,393	471	0
	07/2019		25,510	ARS	1,280,612	0	(178)
	03/2020	ARS	401,593	$	7,434	1,223	0
BSS	04/2019	BRL	1,323,119		339,557	1,626	0
	04/2019	$	339,549	BRL	1,323,119	0	(1,617)
	07/2019	BRL	7,701,000	$	2,072,424	118,673	0
	07/2019	$	29,628	ARS	1,554,013	1,770	0
	09/2019		15,737		845,887	135	0
	10/2019	BRL	16,301,400	$	4,284,901	184,797	0
CBK	04/2019	ARS	1,218,610		29,686	2,320	0
	04/2019	EUR	161,702		182,035	646	0
	04/2019	GBP	62,966		82,768	758	0
	04/2019	MXN	5,173,682		270,343	4,356	0
	04/2019	PEN	110,479		33,121	0	(153)
	04/2019	TRY	153,433		26,559	0	(388)
	04/2019	$	12,589	AUD	17,856	90	0
	04/2019		21,818	DKK	141,775	0	(516)
	04/2019		47,515	EUR	41,976	0	(428)
	04/2019		65,630	GBP	49,369	0	(1,329)
	04/2019		138,552	MXN	2,685,774	0	(472)
	04/2019		289,092	NZD	424,515	2	0
	05/2019	NZD	424,515	$	289,262	4	0
	05/2019	$	269,107	MXN	5,173,682	0	(4,401)
	05/2019		9,413	TRY	52,660	0	(385)
	06/2019	PEN	270,939	$	81,904	478	0
	06/2019	$	17,400	MXN	343,051	36	0
	06/2019		73,252	RUB	4,878,514	343	0
	09/2019	ARS	182,495	$	3,920	496	0
DUB	04/2019		2,366,332		55,653	1,574	0
	04/2019	$	51,219	ARS	2,190,807	0	(1,082)
	05/2019	GBP	415,765	$	542,263	0	(96)
	07/2019	ARS	1,801,131		36,350	765	0
	08/2019		636,854		13,142	697	0
	02/2020	$	1	ARS	55	0	0
FBF	04/2019	ARS	2,386,242	$	55,071	42	0
	04/2019	GBP	4,387		5,838	125	0
	04/2019	$	60,107	ARS	2,386,242	0	(5,078)
GLM	04/2019	ARS	11,417	$	263	0	0
	04/2019	BRL	343,130		86,695	0	(942)
	04/2019	CHF	152		153	0	0
	04/2019	MXN	1,728,557		89,084	217	0
	04/2019	NZD	925,557		632,582	2,278	0
	04/2019	RUB	18,752,310		290,532	4,880	0
	04/2019	$	277	ARS	11,417	0	(14)
	04/2019		88,057	BRL	343,130	0	(419)
	04/2019		8,293	EUR	7,348	0	(50)
	04/2019		443,901	RUB	29,470,346	4,580	0
	05/2019	NZD	247,864	$	169,263	333	0
	05/2019	$	23,816	MXN	458,067	0	(380)
	05/2019		527,471	RUB	35,050,996	3,253	0
	06/2019		287,797		18,752,310	0	(4,910)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2019	$	112,650	TRY	644,655	$0	$(4,533)
	07/2019		42,710	ARS	2,112,000	0	(983)
	08/2019		453,824	MXN	9,000,000	412	(211)
	09/2019	ARS	182,495	$	3,959	534	0
	12/2019		778,478		15,113	1,979	0
	03/2020	$	39,188	ARS	2,151,433	0	(5,914)
	06/2020		1,335		76,429	0	(175)
HUS	04/2019	ARS	1,560,637	$	36,520	530	0
	04/2019	AUD	1,997,578		1,433,480	15,100	0
	04/2019	CAD	99,424		75,348	947	0
	04/2019	DKK	3,103		479	13	0
	04/2019	GBP	2,975,721		3,964,289	88,562	0
	04/2019	MXN	272,906		14,153	123	0
	04/2019	NZD	349,304		240,671	2,796	0
	04/2019	$	57,369	ARS	2,530,119	222	(27)
	04/2019		1,649	CAD	2,194	0	(7)
	04/2019		132,542	DKK	860,310	0	(3,277)
	04/2019		522,549	MXN	10,117,258	61	(2,300)
	04/2019		298,792	RUB	19,909,757	3,989	0
	04/2019		130,204	TRY	724,486	0	(2,964)
	05/2019	SEK	2,096,730	$	227,920	1,676	0
	05/2019	$	41,796	ARS	1,931,422	193	(386)
	05/2019		277,355	JPY	30,419,034	0	(1,916)
	05/2019		17,642	MXN	334,252	0	(541)
	05/2019		9,323	TRY	52,721	0	(285)
	08/2019		151,332	MXN	3,000,000	10	0
	09/2019		54,267	ARS	2,781,209	0	(3,214)
	12/2019		9,572		575,746	142	0
	02/2020	ARS	55	$	1	0	0
IND	04/2019	JPY	55,699,498		505,821	2,175	0
	04/2019	MXN	5,000,000		260,132	2,908	0
	04/2019	$	504,894	JPY	55,699,498	0	(2,327)
JPM	04/2019	BRL	1,509,180	$	387,225	1,815	(42)
	04/2019	DKK	220,368		33,389	278	0
	04/2019	JPY	234,562,149		2,122,045	5,631	0
	04/2019	MXN	3,069,718		161,089	3,270	0
	04/2019	TRY	348,481		61,212	365	(356)
	04/2019	$	34,620	AUD	48,931	164	(40)
	04/2019		403,476	BRL	1,509,180	0	(18,024)
	04/2019		1,009	CAD	1,351	2	0
	04/2019		74,845	DKK	484,935	0	(1,982)
	04/2019		15,768	EUR	13,931	0	(141)
	04/2019		15,224	JPY	1,681,200	0	(54)
	04/2019		260,166	MXN	5,000,000	0	(3,108)
	04/2019		4,155	RUB	275,000	27	0
	04/2019		3,778	TRY	20,959	0	(97)
	05/2019	EUR	199,807	SEK	2,096,730	1,297	0
	05/2019		2,538,145	$	2,856,728	2,083	0
	05/2019	GBP	3,293,562		4,295,308	0	(1,088)
	05/2019	$	20,593	AUD	29,018	24	0
	05/2019		162,637	MXN	3,113,885	0	(3,319)
	05/2019		338,348	TRY	1,878,001	0	(16,381)
	06/2019		124,417		716,478	0	(4,254)
	07/2019		33,663	DKK	220,368	0	(281)
	09/2019	ARS	182,495	$	3,914	490	0
	12/2019	$	3,425	ARS	202,732	0	(4)
	01/2020	BRL	4,515,434	$	1,185,674	58,258	0
	02/2020	ARS	103,059		1,923	309	0
	02/2020	$	1,881	ARS	103,059	0	(267)

38	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2020	ARS	1,484,501	$	27,542	$4,582	$0
MSB	04/2019	$	2,301	TRY	13,206	18	0
	05/2019	TRY	167,425	$	28,044	0	(659)
	05/2019	$	2,752	RUB	183,244	23	0
	06/2019		182,497	TRY	1,044,569	0	(7,310)
	09/2019	ARS	923,622	$	18,509	1,259	0
	01/2020	BRL	780,000		205,285	10,534	0
	03/2020	ARS	50,199		928	152	0
	06/2020		76,429		1,377	217	0
MYI	04/2019	GBP	362,754		482,799	10,329	0
	04/2019	$	280,089	AUD	394,952	347	0
	04/2019		80,719	DKK	521,725	0	(2,328)
	05/2019	AUD	367,874	$	261,024	0	(344)
	05/2019	NZD	912,028		619,461	0	(1,979)
RBC	04/2019	CAD	64,186		47,916	0	(116)
	06/2019	$	12,676	MXN	249,538	7	0
RYL	04/2019		11,336	AUD	15,978	9	0
	04/2019		45,783	DKK	296,990	0	(1,159)
	04/2019		7,557	RUB	500,000	63	0
	05/2019		11,287		750,000	69	0
	06/2019		47,647	MXN	949,063	590	0
	08/2019	MXN	949,063	$	47,288	0	(590)
SCX	04/2019	GBP	742,400		989,652	22,714	0
	04/2019	JPY	24,948,000		226,607	1,505	0
	04/2019	NZD	104,803		71,730	359	0
	04/2019	$	85,156	DKK	551,115	0	(2,348)
	04/2019		176,612	RUB	11,750,000	2,078	0
	05/2019	EUR	150,000	$	168,808	104	0
	05/2019	GBP	20,693		27,171	178	0
	05/2019	$	15,009	RUB	1,000,000	133	0
	01/2020	BRL	371,200	$	97,567	4,886	0
SOG	04/2019	RUB	10,000,000		154,878	2,550	0
	04/2019	$	373,848	RUB	24,874,320	4,432	0
	05/2019	TRY	82,965	$	14,058	0	(165)
	05/2019	$	73,777	RUB	4,907,727	533	0
	05/2019		461	TRY	2,381	0	(55)
	06/2019		153,423	RUB	10,000,000	0	(2,568)
SSB	04/2019	JPY	1,681,200	$	15,242	73	0
	04/2019	$	1,274	AUD	1,794	0	0
	04/2019		15,270	JPY	1,681,200	0	(68)
	05/2019	GBP	708,137	$	927,170	3,417	0
	05/2019	NZD	65,979		45,209	242	0
	05/2019	ZAR	18,196		1,280	24	0
TOR	04/2019	MXN	2,824,521		147,953	2,740	0
	05/2019	$	128,804	MXN	2,466,950	0	(2,585)
UAG	04/2019		119,226	CAD	160,065	555	0
	04/2019		461,713	GBP	353,000	0	(1,949)
	04/2019		61,021	RUB	4,035,801	354	0
	05/2019	CAD	160,065	$	119,318	0	(557)
	05/2019	GBP	353,000		462,431	1,948	0
	05/2019	$	150,234	RUB	10,000,000	1,180	0
	06/2019		112,579		7,500,000	562	0

Total Forward Foreign Currency Contracts						$838,267	$(158,453)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	178,700	$(179)	$(5)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	384,900	(381)	(229)
BPS	Put - OTC CDX.HY-31 5-Year Index	Sell	100.000	04/17/2019	324,600	(779)	(9)
	Put - OTC CDX.HY-32 5-Year Index	Sell	100.000	06/19/2019	252,000	(801)	(552)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	171,700	(180)	(2)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	1,323,600	(1,171)	(787)
CBK	Put - OTC CDX.HY-31 5-Year Index	Sell	100.000	04/17/2019	150,400	(383)	(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	177,000	(172)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	177,400	(169)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	132,500	(141)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	203,800	(214)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	223,100	(201)	(29)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	215,400	(211)	(13)
FBF	Put - OTC CDX.HY-31 5-Year Index	Sell	100.000	04/17/2019	161,600	(388)	(4)
	Put - OTC CDX.HY-31 5-Year Index	Sell	101.000	04/17/2019	176,600	(424)	(15)
	Put - OTC CDX.HY-31 5-Year Index	Sell	102.000	04/17/2019	225,000	(165)	(54)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	05/15/2019	294,300	(302)	(49)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	592,100	(595)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	276,900	(309)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	274,200	(466)	(5)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	286,900	(554)	(8)
MYC	Put - OTC CDX.HY-31 5-Year Index	Sell	100.000	05/15/2019	324,600	(1,320)	(234)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	183,600	(342)	0

						$(9,847)	$(2,003)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Call - OTC USD versus TRY	TRY	5.150	05/20/2019	24,600	$(1,745)	$(3,094)
	Put - OTC USD versus TRY		5.150	05/20/2019	24,600	(1,656)	(161)
SOG	Call - OTC USD versus TRY		5.150	05/20/2019	7,700	(546)	(968)
	Put - OTC USD versus TRY		5.150	05/20/2019	7,700	(518)	(50)

						$(4,465)	$(4,273)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$	98.641	06/06/2019	22,000	$(52)	$(56)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.641	06/06/2019	22,000	(45)	(27)
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.625	06/06/2019	80,500	(191)	(201)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.625	06/06/2019	80,500	(163)	(99)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.625	06/06/2019	56,000	(114)	(140)

40	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$	98.734	06/06/2019	56,000	$(114)	$(156)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.797	06/06/2019	112,500	(246)	(334)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.625	06/06/2019	56,000	(101)	(69)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.734	06/06/2019	56,000	(101)	(60)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.797	06/06/2019	112,500	(211)	(110)
SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.734	06/06/2019	23,000	(52)	(64)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.734	06/06/2019	23,000	(41)	(24)

						$(1,431)	$(1,340)

Total Written Options						$(15,743)	$(7,616)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	Quarterly	06/20/2020	0.959%	$	6,300	$(952)	$957	$5	$0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.202		21,400	(719)	765	46	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		20,900	(500)	422	0	(78)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814		46,910	(3,714)	3,877	163	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949		21,600	(841)	877	36	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.267		41,600	(1,127)	654	0	(473)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		37,800	(3,600)	2,977	0	(623)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.399		11,600	(1,179)	951	0	(228)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710		15,000	(825)	412	0	(413)
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		93,600	(1,733)	1,384	0	(349)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		43,200	(699)	291	0	(408)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2019	0.324		16,500	(1,057)	1,088	31	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		37,644	(3,641)	3,811	170	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506		14,000	(2,243)	2,315	72	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.693		4,200	(584)	604	20	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.877		3,500	(980)	991	11	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2021	1.116%	$	1,100	$(169)	$166	$0	$(3)
BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		36,800	4,226	(7,395)	0	(3,169)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		38,500	475	(4,033)	0	(3,558)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2019	0.324		10,100	(632)	651	19	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		34,913	(5,148)	5,305	157	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.877		27,700	(7,297)	7,380	83	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		10,700	(970)	768	0	(202)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.522		87,800	443	1,088	1,531	0
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.576		24,800	(1,538)	1,570	32	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814		63,750	(5,055)	5,277	222	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949		25,000	(923)	965	42	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		37,400	(4,441)	3,825	0	(616)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.399		19,860	(2,139)	1,749	0	(390)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196		77,200	(4,906)	4,604	0	(302)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		15,400	(1,086)	949	0	(137)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710		15,200	(930)	512	0	(418)
CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2019	2.374		9,200	107	(37)	70	0
	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		13,250	1,522	(2,663)	0	(1,141)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		41,116	1,101	(4,901)	0	(3,800)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.443		7,600	(385)	255	0	(130)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751		84,000	(2,794)	(181)	0	(2,975)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.754		63,400	(338)	914	576	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		70,600	(719)	459	0	(260)
	Deutsche Bank AG	1.000	Quarterly	12/20/2023	2.862	EUR	5,600	(830)	308	0	(522)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	$	152,400	(2,641)	1,203	0	(1,438)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		7,200	(786)	818	32	0
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.576		138,700	(8,809)	8,990	181	0

42	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.814%	$	18,390	$(1,472)	$1,536	$64	$0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		30,700	(3,329)	2,823	0	(506)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.399		26,300	(2,281)	1,764	0	(517)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.549		300	1	3	4	0
	Shire Acquisitions Investments Ireland DAC	1.000	Quarterly	12/20/2021	0.819	EUR	18,200	(676)	784	108	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710	$	11,100	(556)	251	0	(305)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		29,750	3,395	(5,957)	0	(2,562)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		34,300	1,804	(4,974)	0	(3,170)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184		17,000	17	20	37	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.202		13,800	(351)	381	30	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.869		700	0	3	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		550	(11)	9	0	(2)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		3,000	(283)	226	0	(57)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		19,100	(1,327)	1,157	0	(170)
FBF	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		25,900	3,036	(5,267)	0	(2,231)
GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2019	2.374		3,500	27	0	27	0
	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		47,500	5,424	(9,515)	0	(4,091)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		35,000	1,794	(5,029)	0	(3,235)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614		84,600	(2,919)	683	0	(2,236)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.973		99,050	(1,483)	1,634	151	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	06/20/2020	0.959		7,300	(1,106)	1,112	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.955		18,600	(164)	204	40	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		90,400	(1,931)	1,594	0	(337)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		21,950	(2,327)	2,426	99	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506		900	(134)	139	5	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	0.693%	$	9,600	$(1,402)	$1,448	$46	$0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.877		30,407	(8,279)	8,370	91	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.116		21,800	(3,761)	3,701	0	(60)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		1,900	(176)	140	0	(36)
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.576		9,700	(600)	613	13	0
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.690		3,100	(577)	587	10	0
	Russia Government International Bond	1.000	Quarterly	06/20/2020	0.734		2,700	(368)	378	10	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814		10,800	(821)	859	38	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.098		76,300	(1,669)	1,431	0	(238)
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.267		443,100	(7,070)	2,033	0	(5,037)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		8,400	(950)	812	0	(138)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196		9,400	(601)	564	0	(37)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		62,300	(4,361)	3,806	0	(555)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862		15,800	(816)	231	0	(585)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2019	2.374		2,900	38	(16)	22	0
	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		32,000	3,576	(6,332)	0	(2,756)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		42,300	1,128	(5,037)	0	(3,909)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614		57,800	(1,860)	332	0	(1,528)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751		127,400	(3,727)	(785)	0	(4,512)
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.645		9,285	(141)	247	106	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		12,600	(36)	3	0	(33)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.202		5,200	(161)	172	11	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		140,750	(2,125)	1,600	0	(525)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		188,900	(3,039)	1,256	0	(1,783)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		79,102	(7,962)	8,319	357	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506		10,600	(1,795)	1,849	54	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.693		3,140	(445)	460	15	0

44	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2021	0.877%	$	13,900	$(4,157)	$4,199	$42	$0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		6,600	(605)	480	0	(125)
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.576		40,240	(2,226)	2,278	52	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814		26,370	(2,048)	2,140	92	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.098		13,100	(59)	18	0	(41)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		18,340	(1,888)	1,586	0	(302)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.399		14,861	(2,032)	1,740	0	(292)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196		26,700	(1,655)	1,551	0	(104)
JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		5,500	39	(547)	0	(508)
	Deutsche Bank AG	1.000	Quarterly	12/20/2023	2.862	EUR	3,700	(549)	204	0	(345)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.202	$	22,200	(766)	814	48	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		148,400	(3,049)	2,496	0	(553)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		20,700	(335)	140	0	(195)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		13,418	(1,236)	1,297	61	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.116		7,400	(1,201)	1,181	0	(20)
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.576		31,700	(2,220)	2,261	41	0
	Russia Government International Bond	1.000	Quarterly	09/20/2020	0.781		34,600	(3,812)	3,934	122	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814		37,800	(4,481)	4,613	132	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949		34,400	(1,340)	1,397	57	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		9,200	(845)	693	0	(152)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		11,600	(819)	716	0	(103)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710		154,200	(9,595)	5,354	0	(4,241)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862		91,000	(5,032)	1,665	0	(3,367)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	4.243		8,200	(1,424)	270	0	(1,154)
MYC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		68,800	7,692	(13,617)	0	(5,925)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		50,100	(4,637)	4,863	226	0
	Pioneer Natural Resources Co.	1.000	Quarterly	12/20/2020	0.262		1,400	(150)	168	18	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.522		13,000	62	165	227	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.814%	$	9,100	$(1,126)	$1,158	$32	$0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.163		424,900	(8,072)	5,471	0	(2,601)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		7,600	(534)	466	0	(68)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.603		175,400	(3,681)	41	0	(3,640)
NGF	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		26,100	(393)	296	0	(97)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.549		26,500	107	274	381	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196		9,700	(597)	559	0	(38)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		39,700	(2,847)	2,493	0	(354)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862		23,400	(1,213)	347	0	(866)
UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	1.900		19,300	1,130	(148)	982	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		800	(59)	52	0	(7)

								$(187,561)	$107,038	$7,359	$(87,882)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$40,617	$(22,796)	$21,784	$0	$(1,012)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,880	(2,759)	2,055	0	(704)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	182,588	(5,116)	6,485	1,369	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	8,000	(19)	134	115	0
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	9,779	(2,354)	1,646	0	(708)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	12,773	(7,217)	6,899	0	(318)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	12,089	(430)	521	91	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,400	(592)	856	264	0
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	3,317	128	(87)	41	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	16,110	(7,853)	6,972	0	(881)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	98,094	(55,205)	52,761	0	(2,444)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	48,355	(2,029)	2,391	362	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	2,321	501	0
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	17,882	(10,058)	9,613	0	(445)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	16,289	(9,207)	6,857	0	(2,350)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	1,325	319	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	153,768	(4,188)	5,341	1,153	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	192,300	(8,719)	10,484	1,765	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	595,300	(38,483)	44,452	5,969	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	10,000	(1,005)	1,093	88	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	10,000	(208)	352	144	0
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	26,674	(23,708)	16,244	0	(7,464)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	550	(436)	345	0	(91)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	120,191	(67,557)	64,563	0	(2,994)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	95,170	(52,433)	38,704	0	(13,729)

46	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$125,500	$(877)	$309	$0	$(568)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	279,007	(9,050)	11,141	2,091	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	319,100	(10,824)	13,753	2,929	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	168,800	(8,696)	10,389	1,693	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	70,000	(1,616)	2,231	615	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	20,000	(415)	702	287	0
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	14,561	(3,269)	2,215	0	(1,054)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	61,948	(24,907)	23,364	0	(1,543)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,881	(1,701)	997	0	(704)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	416,750	(5,102)	7,244	2,142	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	239,265	(7,145)	8,939	1,794	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	116,600	(4,228)	5,298	1,070	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	66,000	(3,451)	4,113	662	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	196,700	(8,388)	10,116	1,728	0
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	25,000	(1,882)	2,277	395	0
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	895	(376)	125	0	(251)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	150	(91)	66	0	(25)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	28	0	(56)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	7,148	1,641	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	100,600	(4,532)	5,455	923	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	588,800	(35,350)	41,254	5,904	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300,000	(2,684)	5,319	2,635	0
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	11,488	(2,310)	1,478	0	(832)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	7,887	(318)	377	59	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	48,800	(2,567)	3,015	448	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	10,902	1,459	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	158,400	(12,402)	13,793	1,391	0
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	112,845	(14,388)	6,219	0	(8,169)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	20,436	(11,470)	10,961	0	(509)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	12,201	(6,899)	5,139	0	(1,760)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	1,791	418	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	171,176	(4,733)	6,016	1,283	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	127,000	(4,348)	5,514	1,166	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	5,161	651	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,000	(895)	974	79	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,700	(682)	950	268	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	259,500	(3,786)	5,120	1,334	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,669	413	0
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	55,608	(2,033)	2,450	417	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,400	(820)	989	169	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	3,623	521	0

						$(553,580)	$553,735	$48,766	$(48,611)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Pay	6-Month AUD-BBR-BBSW	5.250%	Semi-Annual	12/15/2021	AUD	97,200	$(138)	$7,408	$7,270	$0
DUB	Pay	3-Month USD-LIBOR	3.850	Semi-Annual	07/13/2022		$10,000,000	1,050	116,302	117,352	0
GLM	Pay	3-Month USD-LIBOR	0.310	Annual	08/20/2024	EUR	1,500,000	0	3,427	3,427	0
	Pay	3-Month USD-LIBOR	0.290	Annual	08/26/2024		1,500,000	0	2,977	2,977	0
	Pay	3-Month USD-LIBOR	0.330	Annual	09/04/2024		1,000,000	0	2,330	2,330	0
	Pay	3-Month USD-LIBOR	0.360	Annual	09/05/2024		1,500,000	0	3,977	3,977	0
	Pay	3-Month USD-LIBOR	0.330	Annual	09/06/2024		390,500	0	904	904	0
	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	07/06/2022		$10,000,000	(13,400)	126,004	112,604	0
	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	145,800	(205)	11,110	10,905	0
MYC	Pay	3-Month USD-LIBOR	0.325	Annual	08/15/2024	EUR	1,500,000	0	3,720	3,720	0
	Pay	3-Month USD-LIBOR	0.300	Annual	08/21/2024		1,500,000	0	3,210	3,210	0
	Pay	3-Month USD-LIBOR	0.340	Annual	09/11/2024		742,000	0	1,765	1,765	0
	Pay	3-Month USD-LIBOR	0.300	Annual	09/12/2024		1,000,000	0	1,888	1,888	0
	Pay	3-Month USD-LIBOR	0.250	Annual	09/18/2024		2,500,000	0	2,699	2,699	0
	Pay	3-Month USD-LIBOR	0.265	Annual	09/25/2024		1,500,000	0	1,785	1,785	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month USD-LIBOR	3.820%	Semi-Annual	06/29/2022		$10,000,000	$(4,665)	$185,406	$180,741	$0
UAG	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	10,475	10,373	0

								$(17,460)	$485,387	$467,927	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	$59,350	$(255)	$1,977	$1,722	$0
FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	10,050	(16)	505	489	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	12/20/2019	39,100	(49)	2,833	2,784	0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	104,900	(168)	8,334	8,166	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	44,100	(277)	881	604	0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	52,700	(249)	2,228	1,979	0

								$(1,014)	$16,758	$15,744	$0

Total Swap Agreements								$(759,615)	$1,162,918	$539,796	$(136,493)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$14,455	$0	$0	$14,455	$(8,197)	$0	$0	$(8,197)	$6,258	$(5,940)	$318
BOA	9,480	0	1,734	11,214	(15,346)	(234)	(3,531)	(19,111)	(7,897)	7,737	(160)
BPS	181,133	0	304	181,437	(8,599)	(4,605)	(760)	(13,964)	167,473	(159,127)	8,346
BRC	22,774	0	9,752	32,526	(373)	0	(9,818)	(10,191)	22,335	(18,514)	3,821
BSS	307,001	0	0	307,001	(1,617)	0	0	(1,617)	305,384	(367,534)	(62,150)
CBK	9,529	0	3,620	13,149	(8,072)	(49)	(14,919)	(23,040)	(9,891)	9,134	(757)
DUB	3,036	0	126,860	129,896	(1,178)	0	(8,756)	(9,934)	119,962	(163,690)	(43,728)
FAR	0	0	0	0	0	(83)	0	(83)	(83)	0	(83)
FBF	167	0	10,888	11,055	(5,078)	(122)	(27,077)	(32,277)	(21,222)	23,299	2,077
GLM	18,466	0	137,124	155,590	(18,531)	0	0	(18,531)	137,059	(159,280)	(22,221)
GSC	0	0	0	0	0	(300)	0	(300)	(300)	0	(300)
GST	0	0	17,097	17,097	0	(14)	(19,886)	(19,900)	(2,803)	6,544	3,741
HUS	114,364	0	751	115,115	(14,917)	0	(15,910)	(30,827)	84,288	(79,800)	4,488
IND	5,083	0	0	5,083	(2,327)	0	0	(2,327)	2,756	(2,355)	401
JPM	78,595	0	2,440	81,035	(49,438)	(869)	(10,970)	(61,277)	19,758	(8,685)	11,073
JPS	0	0	11,103	11,103	0	0	0	0	11,103	(10,245)	858
MEI	0	0	3,357	3,357	0	0	(832)	(832)	2,525	(2,190)	335
MSB	12,203	0	0	12,203	(7,969)	0	0	(7,969)	4,234	0	4,234
MYC	0	0	200,176	200,176	0	(234)	(22,672)	(22,906)	177,270	(146,006)	31,264
MYI	10,676	0	0	10,676	(4,651)	0	0	(4,651)	6,025	(11,890)	(5,865)
NGF	0	0	381	381	0	0	(1,355)	(1,355)	(974)	1,400	426
RBC	7	0	0	7	(116)	0	0	(116)	(109)	(110)	(219)
RYL	731	0	0	731	(1,749)	0	0	(1,749)	(1,018)	(54)	(1,072)
SAL	0	0	1,747	1,747	0	(88)	0	(88)	1,659	(1,500)	159
SCX	31,957	0	0	31,957	(2,348)	0	0	(2,348)	29,609	(27,470)	2,139
SOG	7,515	0	0	7,515	(2,788)	(1,018)	0	(3,806)	3,709	(8,290)	(4,581)
SSB	3,756	0	0	3,756	(68)	0	0	(68)	3,688	(330)	3,358
TOR	2,740	0	0	2,740	(2,585)	0	0	(2,585)	155	0	155
UAG	4,599	0	12,462	17,061	(2,506)	0	(7)	(2,513)	14,548	(17,580)	(3,032)

Total Over the Counter	$838,267	$0	$539,796	$1,378,063	$(158,453)	$(7,616)	$(136,493)	$(302,562)

48	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

(s)

Securities with an aggregate market value of $48,860 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$212	$212
Futures	0	0	0	0	37,817	37,817
Swap Agreements	0	10,629	0	0	185,393	196,022

	$0	$10,629	$0	$0	$223,422	$234,051

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$838,267	$0	$838,267
Swap Agreements	0	56,125	0	0	483,671	539,796

	$0	$56,125	$0	$838,267	$483,671	$1,378,063

	$0	$66,754	$0	$838,267	$707,093	$1,612,114

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24,677	$24,677
Swap Agreements	0	6,548	0	0	163,445	169,993

	$0	$6,548	$0	$0	$188,122	$194,670

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$158,453	$0	$158,453
Written Options	0	2,003	0	4,273	1,340	7,616
Swap Agreements	0	136,493	0	0	0	136,493

	$0	$138,496	$0	$162,726	$1,340	$302,562

	$0	$145,044	$0	$162,726	$189,462	$497,232

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(151)	$(151)
Futures	0	0	0	0	207,706	207,706
Swap Agreements	0	131,904	0	0	(1,327,443)	(1,195,539)

	$0	$131,904	$0	$0	$(1,119,888)	$(987,984)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,528,663	$0	$2,528,663
Written Options	0	68,640	0	1,320	7,736	77,696
Swap Agreements	0	187,869	0	0	178,586	366,455

	$0	$256,509	$0	$2,529,983	$186,322	$2,972,814

	$0	$388,413	$0	$2,529,983	$(933,566)	$1,984,830

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(248)	$(248)
Futures	0	0	0	0	(62,289)	(62,289)
Swap Agreements	0	(25,532)	0	0	(228,722)	(254,254)

	$0	$(25,532)	$0	$0	$(291,259)	$(316,791)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$921,206	$0	$921,206
Written Options	0	9,317	0	40	92	9,449
Swap Agreements	0	(61,873)	0	0	511,128	449,255

	$0	$(52,556)	$0	$921,246	$511,220	$1,379,910

	$0	$(78,088)	$0	$921,246	$219,961	$1,063,119

50	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,935,778	$1,736,585	$5,672,363
Corporate Bonds & Notes
Banking & Finance	0	16,331,987	94,786	16,426,773
Industrials	0	7,490,464	5,426	7,495,890
Specialty Finance	0	106,104	0	106,104
Utilities	0	3,070,216	0	3,070,216
Convertible Bonds & Notes
Industrials	0	31,994	0	31,994
Municipal Bonds & Notes
California	0	6,892	0	6,892
Illinois	0	155,247	0	155,247
Iowa	0	127	0	127
Missouri	0	11,675	0	11,675
Puerto Rico	0	55,390	0	55,390
Texas	0	3,871	0	3,871
U.S. Government Agencies	0	40,752,325	0	40,752,325
U.S. Treasury Obligations	0	14,069,384	0	14,069,384
Non-Agency Mortgage-Backed Securities	2,950,954	32,120,827	667,411	35,739,192
Asset-Backed Securities	0	24,491,748	1,298,377	25,790,125
Sovereign Issues	0	12,552,447	0	12,552,447
Common Stocks
Consumer Discretionary	102,942	0	0	102,942
Energy	0	0	20,843	20,843
Financials	0	0	7,525	7,525
Health Care	0	0	147	147
Utilities	503	1,382	0	1,885
Warrants
Industrials	0	0	199	199
Information Technology	0	0	59	59
Preferred Securities
Banking & Finance	6,544	135,364	10	141,918
Industrials	0	0	11,742	11,742
Real Estate Investment Trusts
Real Estate	251,248	0	0	251,248
Short-Term Instruments
Certificates of Deposit	0	194,572	0	194,572
Repurchase Agreements	0	300,986	0	300,986
Argentina Treasury Bills	0	511,678	0	511,678
U.S. Treasury Bills	0	109,121	0	109,121
	$3,312,191	$156,439,579	$3,843,110	$163,594,880

Investments in Affiliates, at Value
Common Stock
Industrials	$0	$0	$5,000	$5,000
Short-Term Instruments
Central Funds Used for Cash Management Purposes	854,219	0	0	854,219
	$854,219	$0	$5,000	$859,219
Total Investments	$4,166,410	$156,439,579	$3,848,110	$164,454,099

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(15,224,791)	$0	$(15,224,791)
	$0	$(15,224,791)	$0	$(15,224,791)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	37,817	196,234	0	234,051
Over the counter	0	1,377,040	1,023	1,378,063
	$37,817	$1,573,274	$1,023	$1,612,114

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(24,677)	(169,993)	0	(194,670)
Over the counter	0	(302,562)	0	(302,562)
	$(24,677)	$(472,555)	$0	$(497,232)
Total Financial Derivative Instruments	$13,140	$1,100,719	$1,023	$1,114,882
Totals	$4,179,550	$142,315,507	$3,849,133	$150,344,190

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(2)
Investments in Securities, at Value
Loan Participations and Assignments	$311,607	$1,685,335	$(224,961)	$57	$(1,557)	$(31,784)	$71,495	$(73,607)	$1,736,585	$(30,513)
Corporate Bonds & Notes
Banking & Finance	70,557	94,120	(1,179)	0	(21)	1,121	0	(69,812)	94,786	1,139
Industrials	6,588	0	(950)	(7)	(12)	(193)	0	0	5,426	(155)
Non-Agency Mortgage-Backed Securities	4,543,314	558,015	(1,921,065)	(34)	(64,966)	(79,511)	0	(2,368,342)	667,411	8,676
Asset-Backed Securities	505,041	1,251,199	(527,905)	(371)	(397)	(3,706)	74,516	0	1,298,377	(1,987)
Common Stocks
Energy	1,091	0	0	0	0	(525)	20,277	0	20,843	(525)
Financials	8,278	0	0	0	0	(753)	0	0	7,525	(753)
Health Care	162	0	0	0	0	(15)	0	0	147	(15)
Warrants
Industrials	225	0	0	0	0	(26)	0	0	199	(26)
Information Technology	7	0	0	0	0	52	0	0	59	52
Preferred Securities
Banking & Finance	0	0	0	0	0	10	0	0	10	10
Industrials	11,408	1,756	0	0	0	(1,422)	0	0	11,742	(1,422)

	$5,458,278	$3,590,425	$(2,676,060)	$(355)	$(66,953)	$(116,752)	$166,288	$(2,511,761)	$3,843,110	$(25,519)

Investments in Affiliates - at Value
Common Stocks
Energy	$46,644	$0	$(1,392)	$0	$784	$(25,759)	$0	$(20,277)	$0	$(19,460)
Industrials	4,674	0	0	0	0	326	0	0	5,000	326

	$51,318	$0	$(1,392)	$0	$784	$(25,433)	$0	$(20,277)	$5,000	$(19,134)

Financial Derivative Instruments - Assets
Over the counter	$903	$0	$10	$0	$(51)	$161	$0	$0	$1,023	$133

Totals	$5,510,499	$3,590,425	$(2,677,442)	$(355)	$(66,220)	$(142,024)	$166,288	$(2,532,038)	$3,849,133	$(44,520)

52	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$945,179	Other Valuation Techniques(3)	—		—
	559,829	Proxy Pricing	Base Price		99.060-100.750
	231,577	Third Party Vendor	Broker Quote		94.750-101.000
Corporate Bonds & Notes
Banking & Finance	44,120	Other Valuation Techniques(3)	—		—
	50,666	Proxy Pricing	Base Price		98.809-99.120
Industrials	4,660	Proxy Pricing	Base Price		102.000
	766	Third Party Vendor	Broker Quote		103.060
Non-Agency Mortgage-Backed Securities	564,104	Proxy Pricing	Base Price		94.870-1,379.730
	103,307	Third Party Vendor	Broker Quote		93.120
Asset-Backed Securities	38,271	Other Valuation Techniques(3)	—		—
	1,251,578	Proxy Pricing	Base Price		2.453-101.850
	8,528	Third Party Vendor	Broker Quote		66.000-100.094
Common Stocks
Energy	20,277	Reference Instrument	Liquidity Discount		23.400
	566	Other Valuation Techniques(3)	—		—
Financials	7,525	Fundamental Valuation	Company Equity Valuation	GBP	861,000,000.000
Health Care	147	Third Party Vendor	Broker Quote	EUR	1.600
Warrants
Industrials	199	Other Valuation Techniques(3)	—		—
Information Technology	59	Other Valuation Techniques(3)	—		—
Preferred Securities
Banking & Finance	10	Other Valuation Techniques(3)	—		—
Industrials	11,742	Fundamental Valuation	Company Equity Valuation		$511,381,595.000

Investments in Securities, at Value
Common Stocks
Industrials	5,000	Other Valuation Techniques(3)	—		—

Financial Derivative Instruments - Assets
Over the counter	982	Indicative Market Quotation	Broker Quote		4.919
	41	Other Valuation Techniques(3)	—		—

Total	$3,849,133

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

54	PIMCO INCOME FUND

March 31, 2019

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

ANNUAL REPORT	MARCH 31, 2019	55

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after

56	PIMCO INCOME FUND

March 31, 2019

December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded

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Notes to Financial Statements (Cont.)

options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing

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Notes to Financial Statements (Cont.)

models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the

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use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$3,184,492	$71,263,465	$(73,593,900)	$392	$(230)	$854,219	$58,966	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at March 31, 2019 (amounts in thousands†, except number of shares).

Security Name	Shares Held at 03/31/2018	Shares Purchased	Shares Sold	Shares Held at 03/31/2019	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income
Dommo Energia S.A.*	153,992,970	0	(22,803,581)	131,189,389	$784	$(25,759)	$20,277	$0
Sierra Hamiliton Holder LLC	15,369,768	0	0	15,369,768	$0	$326	$5,000	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Not affiliated at March 31, 2019

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary

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Notes to Financial Statements (Cont.)

settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of

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principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or

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Notes to Financial Statements (Cont.)

default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

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Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent

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any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous

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agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold

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short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or

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receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to

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market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class

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(before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the

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notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional

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amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit

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the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

ANNUAL REPORT	MARCH 31, 2019	77

Notes to Financial Statements (Cont.)

Distribution Rate Risk  is the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements

78	PIMCO INCOME FUND

March 31, 2019

maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

ANNUAL REPORT	MARCH 31, 2019	79

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

80	PIMCO INCOME FUND

March 31, 2019

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2019	81

Notes to Financial Statements (Cont.)

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$1,698,340	$298,375

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$637,144,816	$630,645,139	$54,830,424	$19,004,227

†	A zero balance may reflect actual amounts rounding to less than one thousand.

82	PIMCO INCOME FUND

March 31, 2019

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	2,107,517	$25,162,182	2,061,714		$25,462,672

I-2	896,704	10,700,424	978,704		12,088,132

I-3	43,541	519,041	0		0

Administrative Class	16,013	191,078	18,324		226,313

Class D	0	0	531,266		6,566,206

Class A	478,893	5,721,130	1,534,206	(a)	18,723,172	(a)

Class C	115,189	1,375,945	237,440		2,935,278

Class R	11,301	134,870	15,964		197,160

Issued as reinvestment of distributions

Institutional Class	238,044	2,840,973	174,030		2,149,112

I-2	91,021	1,086,362	71,013		876,979

I-3	945	11,243	0		0

Administrative Class	1,797	21,453	1,594		19,686

Class D	0	0	49,608		613,455

Class A	91,499	1,092,527	40,913		505,167

Class C	28,438	339,468	26,147		322,932

Class R	1,869	22,310	1,484		18,334

Cost of shares redeemed

Institutional Class	(1,481,351)	(17,634,490)	(707,443)		(8,727,827)

I-2	(838,554)	(9,984,593)	(358,468)		(4,420,866)

I-3	(10,434)	(123,512)	0		0

Administrative Class	(15,935)	(189,923)	(15,100)		(186,471)

Class D	0	0	(1,537,336	)(a)	(18,761,422	)(a)

Class A	(878,004)	(10,480,265)	(239,726)		(2,957,113)

Class C	(195,775)	(2,334,175)	(162,960)		(2,010,553)

Class R	(9,212)	(109,749)	(7,142)		(88,207)

Net increase (decrease) resulting from Fund share transactions	693,506	$8,362,299	2,714,232		$33,552,139

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 1,119,955 Class D shares in the amount of $13,609,806 converted into Class A shares of the Fund.

14. BASIS FOR CONSOLIDATION

The consolidated financial statements include the accounts of the Fund and MLM 766, LLC, a Delaware limited liability company (the “Subsidiary”). Similarly, the consolidated Schedule of Investments includes the portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Subsidiary was formed on April 30, 2018, as a wholly owned subsidiary of the Fund and acts as an investment vehicle in order to acquire residential mortgage loans consistent with the Fund’s investment objectives and policies. The net assets of MLM 766 as of period end represented 0.0% of the Fund’s consolidated net assets.

ANNUAL REPORT	MARCH 31, 2019	83

Notes to Financial Statements (Cont.)

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Income Fund	$337,841	$0	$1,201,537	$(57,678)	$(2,467,811)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, sale/buyback transactions, Lehman securities, straddle loss deferrals, Real Estate investment Trusts (REITs), non-taxable transactions, interest accrued on defaulted securities, and convertible preferred securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

84	PIMCO INCOME FUND

March 31, 2019

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Fund	$1,506,724	$961,087

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Income Fund	$148,331,685	$6,691,098	$(5,481,256)	$1,209,842

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, Real Estate Investment Trusts (REITs), realized and unrealized gain (loss) swap contracts, sale/buyback transactions, Lehman securities, straddle loss deferrals, non-taxable transactions, interest accrued on defaulted securities, and convertible preferred securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Income Fund	$6,064,062	$0	$0	$5,077,185	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of PIMCO Income Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statements of operations and cash flows for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

86	PIMCO INCOME FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BCY	Barclays Capital, Inc.	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOM	Bank of Montreal	JPS	JP Morgan Securities, Inc.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	MYI	Morgan Stanley & Co. International PLC
BSS	Banco Santander S.A.	MZF	Mizuho Securities USA
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	NOM	Nomura Securities International Inc.
CIB	Canadian Imperial Bank of Commerce	NXN	Natixis New York
CSN	Credit Suisse AG (New York)	RBC	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland PLC
FAR	Wells Fargo Bank National Association	SAL	Citigroup Global Markets, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SGY	Societe Generale, New York
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
GSC	Goldman Sachs & Co.	TOR	Toronto Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NZD	New Zealand Dollar
CAD	Canadian Dollar	PEN	Peruvian New Sol
CHF	Swiss Franc	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage

Other Abbreviations:
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBSW	Bank Bill Swap Reference Rate	RMBS	Residential Mortgage-Backed Security
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	MARCH 31, 2019	87

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Income Fund	0.00%	0.00%	$3,569,913	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

88	PIMCO INCOME FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	89

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

90	PIMCO INCOME FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	91

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

92	PIMCO INCOME FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	93

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3013AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(a)	Prior to July 30, 2018, the PIMCO International Bond Fund (U.S. Dollar-Hedged) was named the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Fund (U.S. Dollar-Hedged) (formerly PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark

4	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO International Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	04/27/18	01/28/97	01/20/97	01/20/97	12/31/02	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO International Bond Fund (U.S. Dollar-Hedged) Institutional Class	4.25%	4.96%	7.29%	7.16%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-2	4.15%	4.86%	7.18%	7.06%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-3	4.10%	4.81%	7.13%	7.00%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Administrative Class	3.99%	4.70%	7.02%	6.90%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A	3.84%	4.55%	6.85%	6.70%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	(0.06)%	3.75%	6.44%	6.54%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C	3.07%	3.76%	6.05%	5.91%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	2.07%	3.76%	6.05%	5.91%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class R	3.58%	4.29%	6.59%	6.43%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	5.23%	4.27%	4.29%	5.88%♦
Lipper International Income Funds Average	(1.14)%	0.94%	4.14%	5.30%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.56% for the Institutional Class shares, 0.66% for I-2 shares, 0.76% for I-3 shares, 0.81% for Administrative Class shares, 0.96% for Class A shares, 1.71% for Class C shares, and 1.21% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Institutional Class - PFORX	I-2 - PFBPX	I-3 - PFONX	Administrative Class - PFRAX
Class A - PFOAX	Class C - PFOCX	Class R - PFRRX

Geographic Breakdown as of 03/31/2019†§

United States‡	43.0%
Japan	11.1%
United Kingdom	9.5%
Sweden	3.5%
Canada	3.2%
France	3.0%
Cayman Islands	2.9%
Denmark	2.3%
Italy	2.3%
Germany	2.2%
Spain	1.8%
Qatar	1.5%
Brazil	1.4%
Switzerland	1.2%
Saudi Arabia	1.1%
Netherlands	1.0%
Others	5.1%

†	% of Investments, at value.
§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to core eurozone duration contributed to performance relative to the benchmark.

»	Overweight exposure to duration in the United States contributed to performance relative to the benchmark, as yields fell.

»	Short exposure to the euro contributed to performance relative to the benchmark, as the currency depreciated relative to the U.S. dollar.

»	Long exposure to a basket of emerging market currencies detracted from relative performance, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of a basket of emerging market currencies, declined relative to the U.S. dollar.

»	Underweight exposure to duration in Japan detracted from performance relative to the benchmark, as rates fell.

»

Holdings of emerging markets external debt detracted from relative performance. The JP Morgan Emerging Market Bond Index (“EMBI”), which generally tracks the total return of emerging market external debt, fell.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO International Bond Fund (U.S. Dollar-Hedged)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,036.90	$2.79	$1,000.00	$1,022.19	$2.77	0.55%
I-2	1,000.00	1,036.40	3.30	1,000.00	1,021.69	3.28	0.65
I-3	1,000.00	1,036.20	3.55	1,000.00	1,021.44	3.53	0.70
Administrative Class	1,000.00	1,035.70	4.06	1,000.00	1,020.94	4.03	0.80
Class A	1,000.00	1,034.90	4.82	1,000.00	1,020.19	4.78	0.95
Class C	1,000.00	1,031.00	8.61	1,000.00	1,016.45	8.55	1.70
Class R	1,000.00	1,033.60	6.08	1,000.00	1,018.95	6.04	1.20

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities. The index launched on 1/1/1998. The index performance shown prior to that date is calculated using the JPMorgan GBI Global ex-US Index Hedged in USD, which was the Fund’s primary benchmark index from the Fund’s inception until 12/1/2015.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$10.78	$0.23	$0.22	$0.45	$(0.30)	$(0.03)	$0.00	$(0.33)

03/31/2018	10.50	0.19	0.26	0.45	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.16	0.20	0.29	0.49	(0.15)	0.00	0.00	(0.15)

03/31/2016	11.01	0.19	(0.15)	0.04	(0.69)	(0.17)	(0.03)	(0.89)

03/31/2015	10.72	0.25	0.92	1.17	(0.84)	(0.04)	0.00	(0.88)

I-2

03/31/2019	10.78	0.22	0.22	0.44	(0.29)	(0.03)	0.00	(0.32)

03/31/2018	10.50	0.18	0.26	0.44	(0.16)	0.00	0.00	(0.16)

03/31/2017	10.16	0.18	0.30	0.48	(0.14)	0.00	0.00	(0.14)

03/31/2016	11.01	0.18	(0.15)	0.03	(0.68)	(0.17)	(0.03)	(0.88)

03/31/2015	10.72	0.24	0.92	1.16	(0.83)	(0.04)	0.00	(0.87)

I-3

04/27/2018 - 03/31/2019	10.75	0.20	0.25	0.45	(0.27)	(0.03)	0.00	(0.30)

Administrative Class

03/31/2019	10.78	0.20	0.22	0.42	(0.27)	(0.03)	0.00	(0.30)

03/31/2018	10.50	0.17	0.25	0.42	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.16	0.17	0.29	0.46	(0.12)	0.00	0.00	(0.12)

03/31/2016	11.01	0.16	(0.15)	0.01	(0.66)	(0.17)	(0.03)	(0.86)

03/31/2015	10.72	0.22	0.92	1.14	(0.81)	(0.04)	0.00	(0.85)

Class A

03/31/2019	10.78	0.19	0.22	0.41	(0.26)	(0.03)	0.00	(0.29)

03/31/2018	10.50	0.15	0.25	0.40	(0.12)	0.00	0.00	(0.12)

03/31/2017	10.16	0.16	0.28	0.44	(0.10)	0.00	0.00	(0.10)

03/31/2016	11.01	0.15	(0.15)	0.00	(0.65)	(0.17)	(0.03)	(0.85)

03/31/2015	10.72	0.21	0.91	1.12	(0.79)	(0.04)	0.00	(0.83)

Class C

03/31/2019	10.78	0.11	0.22	0.33	(0.18)	(0.03)	0.00	(0.21)

03/31/2018	10.49	0.07	0.26	0.33	(0.04)	0.00	0.00	(0.04)

03/31/2017	10.16	0.07	0.29	0.36	(0.03)	0.00	0.00	(0.03)

03/31/2016	11.01	0.07	(0.15)	(0.08)	(0.57)	(0.17)	(0.03)	(0.77)

03/31/2015	10.72	0.12	0.92	1.04	(0.71)	(0.04)	0.00	(0.75)

12	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.90	4.25%	$7,004,484	0.55%		0.55%		0.50%		0.50%		2.15%		202%

10.78	4.28	5,441,847	0.56		0.56		0.50		0.50		1.81		154

10.50	4.80	4,934,256	0.55		0.55		0.50		0.50		1.87		252

10.16	0.59	4,963,502	0.51		0.51		0.50		0.50		1.84		313

11.01	11.19	6,278,009	0.52		0.52		0.50		0.50		2.30		317

10.90	4.15	2,235,345	0.65		0.65		0.60		0.60		2.05		202

10.78	4.18	1,813,474	0.66		0.66		0.60		0.60		1.71		154

10.50	4.70	1,467,122	0.65		0.65		0.60		0.60		1.71		252

10.16	0.49	943,560	0.61		0.61		0.60		0.60		1.71		313

11.01	11.08	1,029,451	0.62		0.62		0.60		0.60		2.15		317

10.90	4.27	44,144	0.70	*	0.75	*	0.65	*	0.70	*	2.05	*	202

10.90	3.99	105,489	0.80		0.80		0.75		0.75		1.90		202

10.78	4.02	113,659	0.81		0.81		0.75		0.75		1.56		154

10.50	4.54	92,478	0.80		0.80		0.75		0.75		1.59		252

10.16	0.34	72,063	0.76		0.76		0.75		0.75		1.52		313

11.01	10.92	42,514	0.77		0.77		0.75		0.75		1.99		317

10.90	3.84	1,307,657	0.95		0.95		0.90		0.90		1.75		202

10.78	3.86	1,430,893	0.96		0.96		0.90		0.90		1.44		154

10.50	4.38	454,901	0.95		0.95		0.90		0.90		1.52		252

10.16	0.19	495,704	0.91		0.91		0.90		0.90		1.41		313

11.01	10.75	444,228	0.92		0.92		0.90		0.90		1.93		317

10.90	3.07	74,219	1.70		1.70		1.65		1.65		1.00		202

10.78	3.15	75,690	1.71		1.71		1.65		1.65		0.64		154

10.49	3.50	103,486	1.70		1.70		1.65		1.65		0.70		252

10.16	(0.54)	91,505	1.66		1.66		1.65		1.65		0.67		313

11.01	9.94	79,910	1.67		1.67		1.65		1.65		1.13		317

ANNUAL REPORT	MARCH 31, 2019	13

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged) (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2019	$10.78	$0.16	$0.22	$0.38	$(0.23)	$(0.03)	$0.00	$(0.26)

03/31/2018	10.50	0.12	0.26	0.38	(0.10)	0.00	0.00	(0.10)

03/31/2017	10.16	0.13	0.29	0.42	(0.08)	0.00	0.00	(0.08)

03/31/2016	11.01	0.12	(0.15)	(0.03)	(0.62)	(0.17)	(0.03)	(0.82)

03/31/2015	10.72	0.18	0.92	1.10	(0.77)	(0.04)	0.00	(0.81)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.90	3.58%	$67,237	1.20%	1.20%	1.15%	1.15%	1.50%	202%

10.78	3.61	55,673	1.21	1.21	1.15	1.15	1.16	154

10.50	4.12	45,852	1.20	1.20	1.15	1.15	1.21	252

10.16	(0.06)	41,007	1.16	1.16	1.15	1.15	1.17	313

11.01	10.48	37,816	1.17	1.17	1.15	1.15	1.66	317

ANNUAL REPORT	MARCH 31, 2019	15

Statement of Assets and Liabilities PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts†)

Assets:

Investments, at value
Investments in securities*	$10,672,216
Investments in Affiliates	1,446,611

Financial Derivative Instruments
Exchange-traded or centrally cleared	17,216
Over the counter	162,499
Deposits with counterparty	18,316
Foreign currency, at value	64,727
Receivable for investments sold	459,741
Receivable for TBA investments sold	1,043,321
Receivable for Fund shares sold	26,951
Interest and/or dividends receivable	54,250
Dividends receivable from Affiliates	3,408
Reimbursement receivable from PIMCO	2
Other assets	14

Total Assets	13,969,272

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,576
Payable for short sales	113,263

Financial Derivative Instruments
Exchange-traded or centrally cleared	26,455
Over the counter	99,410
Payable for investments purchased	500,602
Payable for investments in Affiliates purchased	3,408
Payable for TBA investments purchased	2,215,598
Deposits from counterparty	111,085
Payable for Fund shares redeemed	38,886
Distributions payable	3,707
Overdraft due to custodian	7,360
Accrued investment advisory fees	2,278
Accrued supervisory and administrative fees	2,656
Accrued distribution fees	83
Accrued servicing fees	305
Other liabilities	25

Total Liabilities	3,130,697

Net Assets	$10,838,575

Net Assets Consist of:

Paid in capital	$10,461,518
Distributable earnings (accumulated loss)	377,057

Net Assets	$10,838,575

Cost of investments in securities	$10,469,538
Cost of investments in Affiliates	$1,449,042
Cost of foreign currency held	$65,648
Proceeds received on short sales	$107,520
Cost or premiums of financial derivative instruments, net	$68,091

* Includes repurchase agreements of:	$23,357

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$7,004,484
I-2	2,235,345
I-3	44,144
Administrative Class	105,489
Class A	1,307,657
Class C	74,219
Class R	67,237

Shares Issued and Outstanding:

Institutional Class	642,605
I-2	205,074
I-3	4,050
Administrative Class	9,678
Class A	119,967
Class C	6,809
Class R	6,168

Net Asset Value Per Share Outstanding:

Institutional Class	$10.90
I-2	10.90
I-3	10.90
Administrative Class	10.90
Class A	10.90
Class C	10.90
Class R	10.90

ANNUAL REPORT	MARCH 31, 2019	17

Statement of Operations PIMCO International Bond Fund (U.S. Dollar-Hedged)

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$239,105
Dividends	308
Dividends from Investments in Affiliates	20,738
Total Income	260,151

Expenses:

Investment advisory fees	24,039
Supervisory and administrative fees	28,203
Distribution and/or servicing fees - Administrative Class	269
Distribution fees - Class C	554
Distribution fees - Class R	150
Servicing fees - Class A	3,236
Servicing fees - Class C	185
Servicing fees - Class R	150
Trustee fees	55
Interest expense	5,030
Miscellaneous expense	99
Total Expenses	61,970
Waiver and/or Reimbursement by PIMCO	(9)
Net Expenses	61,961

Net Investment Income (Loss)	198,190

Net Realized Gain (Loss):

Investments in securities	(52,304)
Investments in Affiliates	198
Net capital gain distributions received from Affiliate investments	455
Exchange-traded or centrally cleared financial derivative instruments	141,689
Over the counter financial derivative instruments	412,411
Short sales	(2,723)
Foreign currency	(71,995)

Net Realized Gain (Loss)	427,731

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(198,943)
Investments in Affiliates	(1,795)
Exchange-traded or centrally cleared financial derivative instruments	(59,181)
Over the counter financial derivative instruments	48,650
Short sales	(4,849)
Foreign currency assets and liabilities	3,965

Net Change in Unrealized Appreciation (Depreciation)	(212,153)

Net Increase (Decrease) in Net Assets Resulting from Operations	$413,768

* Foreign tax withholdings	$44

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Statements of Changes in Net Assets PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$198,190	$144,607
Net realized gain (loss)	427,731	(81,650)
Net change in unrealized appreciation (depreciation)	(212,153)	287,292

Net Increase (Decrease) in Net Assets Resulting from Operations	413,768	350,249

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(189,206)	(80,838)
I-2	(59,525)	(24,242)
I-3	(701)	0
Administrative Class	(2,995)	(1,350)
Class D	0	(12,286	)(a)
Class A	(33,764)	(5,243)
Class C	(1,406)	(293)
Class R	(1,484)	(462)

Total Distributions(b)	(289,081)	(124,714)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	1,782,652	430,294

Total Increase (Decrease) in Net Assets	1,907,339	655,829

Net Assets:

Beginning of year	8,931,236	8,275,407
End of year	$10,838,575	$8,931,236

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	19

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.4%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	5,000	$4,517
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	131,380	2,945
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		206,590	5,316

Total Argentina (Cost $24,126)			12,778

AUSTRALIA 0.2%

ASSET-BACKED SECURITIES 0.1%

Driver Australia Trust
2.810% due 07/21/2026	AUD	10,291	7,298

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

RESIMAC Bastille Trust
3.332% due 12/16/2059 •		$2,948	2,946

SOVEREIGN ISSUES 0.1%

New South Wales Treasury Corp.
2.750% due 11/20/2025 (f)	AUD	9,018	7,309

Total Australia (Cost $20,238)			17,553

BRAZIL 1.7%

CORPORATE BONDS & NOTES 0.5%

Petrobras Global Finance BV
5.999% due 01/27/2028		$27,369	27,766
6.125% due 01/17/2022		3,258	3,447
6.250% due 03/17/2024		4,200	4,525
7.250% due 03/17/2044		900	942
7.375% due 01/17/2027		11,400	12,606

			49,286

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		6,000	5,957

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.1%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2019 (d)	BRL	455,894	$114,713

Total Brazil (Cost $173,677)			169,956

CANADA 3.6%

CORPORATE BONDS & NOTES 1.4%

Bank of Nova Scotia
1.875% due 04/26/2021		$33,900	33,418

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		9,700	9,822

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~		10,400	10,396
3.311% (US0003M + 0.700%) due 06/15/2020 ~		6,700	6,707

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	9,200	10,848

HSBC Bank Canada
3.300% due 11/28/2021		$22,600	22,970

Royal Bank of Canada
2.200% due 09/23/2019		4,300	4,291
2.300% due 03/22/2021		22,000	21,890

Toronto-Dominion Bank
2.500% due 01/18/2023		29,300	29,244

			149,586

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Canadian Mortgage Pools
2.138% due 06/01/2020	CAD	6,071	4,546
2.338% due 07/01/2020		15,856	11,894
2.338% due 08/01/2020		5,921	4,439

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		2,975	2,250
3.650% due 08/12/2053		6,200	4,779

			27,908

SOVEREIGN ISSUES 1.9%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)		10,401	9,734

Province of Alberta
1.250% due 06/01/2020		35,000	26,044
2.350% due 06/01/2025		33,600	25,410

Province of British Columbia
2.300% due 06/18/2026		7,400	5,589

Province of Ontario
2.500% due 04/27/2026		$4,000	3,952
2.600% due 06/02/2025	CAD	102,000	78,318

20	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.150% due 06/02/2022	$3,400	$2,644
3.500% due 06/02/2024	23,300	18,657

Province of Quebec
3.000% due 09/01/2023	19,200	15,002
3.500% due 12/01/2022	6,500	5,142
4.250% due 12/01/2021	8,800	7,010
5.000% due 12/01/2038	8,100	8,184
6.000% due 10/01/2029	3,200	3,186

		208,872

Total Canada (Cost $397,874)		386,366

CAYMAN ISLANDS 3.2%

ASSET-BACKED SECURITIES 2.9%

Atlas Senior Loan Fund Ltd.
3.364% due 02/17/2026 •	$2,303	2,296

Bowman Park CLO Ltd.
3.831% due 11/23/2025 •	19,387	19,395

Brookside Mill CLO Ltd.
3.593% due 01/17/2028 •	6,200	6,144

Cent CLO Ltd.
3.857% due 10/15/2026 •	23,400	23,297

CIFC Funding Ltd.
3.631% due 10/25/2027 •	18,450	18,376

Emerson Park CLO Ltd.
3.767% due 07/15/2025 •	1,055	1,055

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •	5,600	5,557

Figueroa CLO Ltd.
3.483% due 06/20/2027 •	15,400	15,309
3.687% due 01/15/2027 •	23,000	22,971

Flagship CLO Ltd.
3.629% due 01/16/2026 •	5,200	5,193

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •	12,050	11,921

Monarch Grove CLO
3.651% due 01/25/2028 •	15,000	14,877

Mountain Hawk CLO Ltd.
3.581% due 07/20/2024 •	5,749	5,744

Mountain View CLO Ltd.
3.587% due 10/15/2026 •	4,250	4,235

Neuberger Berman CLO Ltd.
3.587% due 07/15/2027 •	7,550	7,514

Oaktree CLO Ltd.
3.981% due 10/20/2026 •	7,504	7,504

Octagon Investment Partners Ltd.
3.637% due 07/15/2027 •	6,850	6,792
3.887% due 04/15/2026 •	2,597	2,600

OHA Credit Partners Ltd.
3.771% due 10/20/2025	4,096	4,116

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OZLM Ltd.
3.831% due 07/30/2027 •		$23,300	$23,196

Sound Point CLO Ltd.
3.651% due 01/20/2028 •		11,800	11,762

Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •		7,911	7,914

Symphony CLO Ltd.
3.667% due 04/15/2028 •		4,650	4,635

Telos CLO Ltd.
3.723% due 04/17/2028 •		13,050	12,992

TICP CLO Ltd.
3.601% due 04/20/2028		22,500	22,299
3.601% due 04/20/2028 •		18,600	18,466

Tralee CLO Ltd.
3.869% due 10/20/2028 •		20,600	20,467

Venture CLO Ltd.
3.667% due 04/15/2027		4,500	4,464

WhiteHorse Ltd.
3.703% due 04/17/2027 •		4,900	4,883

			315,974

CORPORATE BONDS & NOTES 0.3%

Ambac LSNI LLC
7.592% due 02/12/2023 •		903	912

Goodman HK Finance
4.375% due 06/19/2024		4,800	4,935

KSA Sukuk Ltd.
2.894% due 04/20/2022		7,600	7,565

QNB Finance Ltd.
3.989% (US0003M + 1.350%) due 05/31/2021 ~		4,400	4,455

Sands China Ltd.
4.600% due 08/08/2023		4,000	4,133
5.125% due 08/08/2025		4,100	4,281
5.400% due 08/08/2028		9,200	9,670

Tencent Holdings Ltd.
3.595% due 01/19/2028		1,300	1,285

			37,236

Total Cayman Islands (Cost $353,792)			353,210

CHINA 0.5%

SOVEREIGN ISSUES 0.5%

China Development Bank
2.950% due 06/16/2023	CNY	43,900	6,524
3.220% due 12/06/2025		44,000	6,594
3.290% due 10/18/2023		131,900	19,947
4.040% due 07/06/2028		66,100	10,096
4.880% due 02/09/2028		87,900	14,122

Total China (Cost $57,294)			57,283

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 2.6%

CORPORATE BONDS & NOTES 2.6%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	52,591	$8,187
2.000% due 10/01/2047		152,553	23,859
2.500% due 10/01/2047		78	12

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		13,800	2,149
2.000% due 10/01/2047		118,080	18,461
2.500% due 10/01/2047		94	15

Nykredit Realkredit A/S
0.189% due 10/01/2022 •	EUR	8,700	9,885
1.500% due 10/01/2037	DKK	100,712	15,673
2.000% due 10/01/2047		704,916	110,100
2.500% due 10/01/2036		5,496	884
2.500% due 10/01/2047		2,063	327

Realkredit Danmark A/S
2.000% due 10/01/2047		591,830	92,509
2.500% due 07/01/2047		74	12

Total Denmark (Cost $268,460)			282,073

FRANCE 3.5%

CORPORATE BONDS & NOTES 1.3%

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	8,500	11,587

Credit Agricole S.A.
3.799% (US0003M + 1.020%) due 04/24/2023 ~		$5,300	5,261

Danone S.A.
2.077% due 11/02/2021		2,000	1,962

Dexia Credit Local S.A.
0.750% due 01/25/2023	EUR	14,500	16,736
1.875% due 01/29/2020		$5,500	5,470
1.875% due 09/15/2021		43,000	42,353
2.000% due 01/22/2021	EUR	19,500	22,778
2.250% due 02/18/2020		$14,400	14,355
2.500% due 01/25/2021		4,650	4,647
3.250% due 09/26/2023		6,800	6,997

Pernod Ricard S.A.
4.450% due 01/15/2022		1,800	1,871
5.750% due 04/07/2021		1,000	1,054

			135,071

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.2%

France Government International Bond
2.000% due 05/25/2048	EUR	128,800	$169,263
3.250% due 05/25/2045		38,900	63,887

			233,150

Total France (Cost $328,598)			368,221

GERMANY 2.4%

ASSET-BACKED SECURITIES 0.0%

Red & Black Auto Germany UG
0.132% due 09/15/2025 •	EUR	2,320	2,610

SC Germany Auto UG
0.032% due 12/13/2026 •		1,505	1,693

			4,303

CORPORATE BONDS & NOTES 2.4%

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~		1,300	1,442
0.242% (EUR003M + 0.550%) due 04/15/2019 ~		1,100	1,234
1.875% due 02/28/2020	GBP	500	650
3.150% due 01/22/2021		$2,000	1,971
3.576% (US0003M + 0.815%) due 01/22/2021 ~		19,900	19,513
4.028% (US0003M + 1.290%) due 02/04/2021 ~		6,500	6,448
4.250% due 02/04/2021		9,200	9,240
4.250% due 10/14/2021		39,000	39,214

Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		4,600	4,579

Hamburg Commercial Bank AG
0.250% due 11/19/2020	EUR	500	565

Kreditanstalt fuer Wiederaufbau
0.250% due 09/15/2025		67,700	77,374
0.625% due 02/22/2027		62,900	73,463

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	15,000	11,768

Volkswagen Bank GmbH
0.110% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	3,700	4,128
0.625% due 09/08/2021		3,200	3,610

Volkswagen Leasing GmbH
0.141% due 07/06/2021 •		2,700	3,011

			258,210

Total Germany (Cost $263,973)			262,513

22	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$16,800	$17,079

Total Guernsey, Channel Islands (Cost $16,770)			17,079

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$5,960	6,164

ICBCIL Finance Co. Ltd.
2.125% due 09/29/2019		5,200	5,176

Total Hong Kong (Cost $11,102)			11,340

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

ICICI Bank Ltd.
3.500% due 03/18/2020		$3,100	3,109

State Bank of India
4.000% due 01/24/2022		2,180	2,213

Total India (Cost $5,259)			5,322

INDONESIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$400	416
5.710% due 11/15/2023		800	864

Total Indonesia (Cost $1,188)			1,280

IRELAND 1.0%

ASSET-BACKED SECURITIES 0.5%

Castle Park CLO Designated Activity Co.
0.692% due 01/15/2028 •	EUR	4,700	5,287

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		20,880	23,476

SCF Rahoituspalvelut DAC
0.133% due 11/25/2025 •		1,671	1,878

Toro European CLO DAC
0.900% due 10/15/2030 •		23,700	26,621

			57,262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		$700	$701
4.450% due 12/16/2021		2,500	2,566
4.625% due 10/30/2020		700	717

AIB Group PLC
4.750% due 10/12/2023		3,200	3,308

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)	EUR	4,429	5,235

GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~		800	891

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		$6,800	6,771
2.400% due 09/23/2021		1,900	1,879

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		1,150	1,137

			23,205

SOVEREIGN ISSUES 0.3%

Ireland Government Bond
5.400% due 03/13/2025	EUR	22,200	32,850

Total Ireland (Cost $111,966)			113,317

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%

Israel Government International Bond
3.250% due 01/17/2028		$7,000	7,103
4.125% due 01/17/2048		6,300	6,537

Total Israel (Cost $13,200)			13,640

ITALY 2.5%

CORPORATE BONDS & NOTES 0.2%

UniCredit SpA
7.830% due 12/04/2023		$22,190	24,731

SOVEREIGN ISSUES 2.3%

Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021	EUR	56,300	62,534
1.450% due 11/15/2024		83,600	92,103
2.350% due 09/15/2024 (f)		1,907	2,303
2.450% due 09/01/2033		3,300	3,518
2.500% due 11/15/2025		36,200	41,763
2.950% due 09/01/2038		13,300	14,346
4.500% due 03/01/2024		22,500	28,615

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Italy Government International Bond
6.000% due 08/04/2028	GBP	5,900	$8,965

			254,147

Total Italy (Cost $280,655)			278,878

JAPAN 12.3%

CORPORATE BONDS & NOTES 1.3%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$13,000	12,757
2.241% due 02/16/2021		2,300	2,275
2.362% due 05/28/2021		100	99
3.278% (US0003M + 0.540%) due 08/04/2020 ~		46,700	46,756

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		3,400	3,548

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		6,324	6,339

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		3,400	3,437

Mizuho Financial Group, Inc.
3.481% (US0003M + 0.880%) due 09/11/2022 ~		16,600	16,681
3.601% (US0003M + 1.000%) due 09/11/2024 ~		11,800	11,893
3.922% due 09/11/2024 •		9,600	9,892

NTT Finance Corp.
1.900% due 07/21/2021		2,400	2,353

ORIX Corp.
3.250% due 12/04/2024		2,500	2,500

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		2,200	2,228

Sumitomo Mitsui Financial Group, Inc.
4.281% (US0003M + 1.680%) due 03/09/2021 ~		17,200	17,572

Takeda Pharmaceutical Co. Ltd.
4.400% due 11/26/2023		1,700	1,788

Toyota Industries Corp.
3.110% due 03/12/2022		3,800	3,837

Toyota Tsusho Corp.
3.625% due 09/13/2023		400	410

			144,365

SOVEREIGN ISSUES 11.0%

Development Bank of Japan, Inc.
1.625% due 09/01/2021		23,500	22,991
2.000% due 10/19/2021		1,600	1,577

Japan Bank for International Cooperation
2.375% due 11/16/2022		4,900	4,873
3.250% due 07/20/2023		7,800	8,022
3.375% due 10/31/2023		4,000	4,132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		$54,700	$54,120
2.625% due 04/20/2022		2,000	1,998
3.000% due 03/12/2024		4,700	4,769
3.375% due 09/27/2023		10,600	10,918

Japan Government Forty Year Bond
0.800% due 03/20/2058	JPY	9,387,000	91,345

Japan Government International Bond
0.000% due 03/10/2028 (f)		8,849,368	83,320
0.500% due 09/20/2046		10,120,000	91,865
0.700% due 12/20/2048		20,177,000	191,722
1.400% due 09/20/2034		14,680,000	157,489
1.700% due 09/20/2032		40,530,000	445,541

Tokyo Metropolitan Government
2.000% due 05/17/2021		$16,000	15,775
2.500% due 06/08/2022		6,300	6,262

			1,196,719

Total Japan (Cost $1,265,799)			1,341,084

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	240
2.875% due 07/31/2043		400	500

Total Jersey, Channel Islands (Cost $764)			740

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
2.750% due 03/20/2022		$6,700	6,705
3.500% due 03/20/2027		54,200	55,477

Total Kuwait (Cost $60,439)			62,182

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%

Lithuania Government International Bond
6.125% due 03/09/2021		14,600	15,458

Total Lithuania (Cost $15,324)			15,458

24	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.2%

ASSET-BACKED SECURITIES 0.0%

Bavarian Sky S.A.
0.032% due 07/15/2026 •	EUR	3,000	$3,367

CORPORATE BONDS & NOTES 0.2%

Allergan Funding SCS
1.500% due 11/15/2023		700	806
3.000% due 03/12/2020		$2,000	1,999

Aroundtown S.A.
1.625% due 01/31/2028	EUR	2,200	2,373

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022		7,000	8,006

Emerald Bay S.A.
0.000% due 10/08/2020 (d)		6,641	7,123

NORD/LB Luxembourg S.A. Covered Bond Bank
0.250% due 03/10/2020		400	451

			20,758

Total Luxembourg (Cost $24,693)			24,125

MALAYSIA 0.0%

SOVEREIGN ISSUES 0.0%

Malaysia Government International Bond
5.734% due 07/30/2019	MYR	17,600	4,345

Total Malaysia (Cost $4,351)			4,345

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.2%

Accunia European CLO BV
0.000% due 07/15/2030 •(b)	EUR	6,200	6,955

Babson Euro CLO BV
0.512% due 10/25/2029 •		6,450	7,220

Chapel BV
0.052% due 07/17/2066 •		2,541	2,838
0.352% due 11/17/2064 •		58	65

			17,078

CORPORATE BONDS & NOTES 0.9%

BNG Bank NV
4.750% due 03/06/2023	AUD	11,010	8,654

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	5,976	6,961
6.625% due 06/29/2021 •(g)(h)		4,800	5,876
6.875% due 03/19/2020 (h)		15,800	18,881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Telekom International Finance BV
2.225% due 01/17/2020		$1,300	$1,293
2.820% due 01/19/2022		2,700	2,694

E.ON International Finance BV
6.000% due 10/30/2019	GBP	1,400	1,873

ING Bank NV
2.625% due 12/05/2022		$25,000	25,018

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		7,400	7,218

Mylan NV
3.150% due 06/15/2021		1,800	1,797
3.750% due 12/15/2020		4,000	4,038

NXP BV
4.125% due 06/01/2021		900	919
4.625% due 06/15/2022		700	726

Schaeffler Finance BV
3.250% due 05/15/2025	EUR	4,300	5,022

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		2,500	3,281

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		$100	89
3.250% due 04/15/2022	EUR	3,400	3,911

Volkswagen International Finance NV
4.000% due 08/12/2020		$400	405

			98,656

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

EMF-NL BV
0.692% due 07/17/2041 •	EUR	1,200	1,346

Total Netherlands (Cost $116,830)			117,080

NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
6.000% due 05/15/2021	NZD	10,000	7,460

Total New Zealand (Cost $7,970)			7,460

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$20,600	20,546
3.250% due 06/28/2023		6,500	6,675

Sparebanken Soer Boligkreditt A/S
0.250% due 03/22/2021	EUR	2,000	2,264

			29,485

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	55,000	$6,711

Total Norway (Cost $37,074)			36,196

PERU 0.5%

SOVEREIGN ISSUES 0.5%

Peru Government International Bond
5.940% due 02/12/2029	PEN	45,230	14,349
6.350% due 08/12/2028		125,600	41,003
6.950% due 08/12/2031		9,200	3,128

Total Peru (Cost $57,529)			58,480

POLAND 0.3%

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.250% due 04/25/2022	PLN	124,400	32,791
4.000% due 10/25/2023		1,450	409

Total Poland (Cost $31,655)			33,200

QATAR 1.7%

CORPORATE BONDS & NOTES 0.1%

Qatari Diar Finance Co.
5.000% due 07/21/2020		$2,600	2,662

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		5,900	6,014

			8,676

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Qatar National Bank SAQ
3.583% (LIBOR03M + 0.900%) due 12/22/2020 «~		47,900	47,601

SOVEREIGN ISSUES 1.2%

Qatar Government International Bond
3.375% due 03/14/2024		2,300	2,325
3.875% due 04/23/2023		58,650	60,431
4.000% due 03/14/2029		30,100	31,069
4.500% due 04/23/2028		30,800	32,973

			126,798

Total Qatar (Cost $178,027)			183,075

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 1.3%

SOVEREIGN ISSUES 1.3%

Saudi Government International Bond
2.375% due 10/26/2021		$74,300	$73,131
2.875% due 03/04/2023		5,600	5,556
3.250% due 10/26/2026		6,200	6,047
3.625% due 03/04/2028		12,900	12,812
4.000% due 04/17/2025		32,800	33,651
4.375% due 04/16/2029		4,000	4,175

Total Saudi Arabia (Cost $134,912)			135,372

SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%

BOC Aviation Ltd.
2.750% due 09/18/2022		$1,900	1,860
3.500% due 09/18/2027		4,100	4,000
3.788% (US0003M + 1.050%) due 05/02/2021 ~		2,000	2,011

Clifford Capital Pte. Ltd.
3.380% due 03/07/2028		7,100	7,253

DBS Bank Ltd.
3.300% due 11/27/2021		7,600	7,712

Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~		11,500	11,537

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		3,700	3,556

Total Singapore (Cost $37,509)			37,929

SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
5.250% due 02/18/2024		$19,817	22,042

Total Slovenia (Cost $20,542)			22,042

SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$3,700	3,821

Total South Korea (Cost $3,680)			3,821

SPAIN 2.0%

CORPORATE BONDS & NOTES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	2,000	2,185

26	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 02/18/2020 •(g)(h)		$4,000	$4,606
8.875% due 04/14/2021 •(g)(h)		800	989

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		4,900	5,647

Inmobiliaria Colonial Socimi S.A.
2.728% due 06/05/2023		5,200	6,291

Merlin Properties Socimi S.A.
2.225% due 04/25/2023		5,200	6,122

			25,840

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 12/27/2030 •		222	248

SOVEREIGN ISSUES 1.8%

Autonomous Community of Catalonia
4.220% due 04/26/2035 (k)		3,500	4,261
4.801% due 07/31/2020		8,000	9,366
4.900% due 09/15/2021 (k)		17,700	21,467
4.950% due 02/11/2020		14,000	16,256

Spain Government International Bond
1.400% due 07/30/2028		88,700	103,160
2.900% due 10/31/2046		28,400	36,682
5.250% due 04/06/2029	GBP	900	1,423

			192,615

Total Spain (Cost $214,652)			218,703

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

African Development Bank
5.250% due 03/23/2022	AUD	200	156

Asian Development Bank
0.500% due 03/24/2020		7,300	5,101

Council of Europe Development Bank
6.000% due 10/08/2020		8,300	6,259

European Bank for Reconstruction & Development
0.500% due 09/01/2023		1,700	1,108
0.500% due 12/21/2023		500	321

European Investment Bank
0.500% due 06/21/2023		13,600	9,036
0.500% due 08/10/2023		20,700	13,711

Total Supranational (Cost $41,589)			35,692

SWEDEN 3.9%

CORPORATE BONDS & NOTES 3.9%

Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	591,600	65,908

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 03/18/2021	EUR	1,000	$1,161
2.250% due 09/21/2022	SEK	507,100	57,958

Nordea Hypotek AB
1.000% due 04/08/2022		434,700	47,867

Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		284,500	31,639

Stadshypotek AB
1.500% due 12/15/2021		525,000	58,509
2.500% due 04/05/2022		$21,700	21,660
4.500% due 09/21/2022	SEK	440,000	54,223

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		319,000	35,326
2.000% due 06/17/2026		102,000	11,729

Swedbank Hypotek AB
1.000% due 06/15/2022		326,100	35,923

Total Sweden (Cost $435,190)			421,903

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.2%

Credit Suisse AG
0.750% due 09/17/2021	EUR	4,500	5,161
1.750% due 01/15/2021		10,400	12,075
6.500% due 08/08/2023 (h)		$14,614	15,691

Credit Suisse Group AG
2.997% due 12/14/2023 •		800	787
3.793% (US0003M + 1.200%) due 12/14/2023 ~		16,100	16,040
3.869% due 01/12/2029 •		2,600	2,553

UBS AG
2.200% due 06/08/2020		18,300	18,196
3.175% due 06/08/2020 •		30,400	30,526
5.125% due 05/15/2024 (h)		11,600	11,864
7.625% due 08/17/2022 (h)		8,347	9,186

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		1,300	1,300
3.000% due 04/15/2021		4,600	4,601

			127,980

SOVEREIGN ISSUES 0.1%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	7,550	11,477

Total Switzerland (Cost $139,004)			139,457

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$10,000	9,925

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$7,100	$7,042
3.125% due 10/11/2027		12,900	12,834

			19,876

Total United Arab Emirates (Cost $29,887)			29,801

UNITED KINGDOM 10.6%

CORPORATE BONDS & NOTES 5.1%

Barclays Bank PLC
5.125% due 01/08/2020		$1,200	1,219
7.625% due 11/21/2022 (h)		41,439	45,089

Barclays PLC
4.063% (US0003M + 1.380%) due 05/16/2024 ~		6,000	5,827
4.114% (US0003M + 1.430%) due 02/15/2023 ~		19,300	19,196
4.610% due 02/15/2023 •		29,700	30,365
6.500% due 09/15/2019 •(g)(h)	EUR	7,550	8,564
7.000% due 09/15/2019 •(g)(h)	GBP	5,300	6,944
7.750% due 09/15/2023 •(g)(h)		$13,000	13,030
8.000% due 12/15/2020 •(g)(h)	EUR	8,100	9,799
8.000% due 06/15/2024 •(g)(h)		$6,100	6,245

BAT International Finance PLC
2.750% due 06/15/2020		2,100	2,093

BG Energy Capital PLC
4.000% due 10/15/2021		1,000	1,025

British Telecommunications PLC
9.625% due 12/15/2030		7,950	11,381

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	5,450	7,452

FCE Bank PLC
1.875% due 06/24/2021	EUR	2,400	2,720

Frontier Finance PLC
8.000% due 03/23/2022	GBP	25,800	33,310

HSBC Holdings PLC
3.247% (US0003M + 0.650%) due 09/11/2021 ~		$23,900	23,890
3.977% (US0003M + 1.380%) due 09/12/2026 ~		9,500	9,521
4.292% due 09/12/2026 •		11,000	11,360
4.583% due 06/19/2029 •		3,400	3,581
4.750% due 07/04/2029 •(g)(h)	EUR	9,600	10,567
4.835% (US0003M + 2.240%) due 03/08/2021 ~		$18,500	19,083
5.875% due 09/28/2026 •(g)(h)	GBP	5,700	7,489
6.500% due 03/23/2028 •(g)(h)		$5,800	5,747

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imperial Brands Finance PLC
2.950% due 07/21/2020		$2,600	$2,593

Lloyds Bank PLC
0.375% due 01/18/2021		600	680
3.229% (US0003M + 0.490%) due 05/07/2021 ~		8,300	8,285
3.300% due 05/07/2021		10,200	10,285
4.000% due 09/29/2020	EUR	500	596
4.875% due 03/30/2027	GBP	10,900	17,601
5.800% due 01/13/2020		$2,200	2,251

Lloyds Banking Group PLC
4.450% due 05/08/2025		4,200	4,366
6.375% due 06/27/2020 •(g)(h)	EUR	500	578
7.000% due 06/27/2019 •(g)(h)	GBP	21,764	28,410
7.625% due 06/27/2023 •(g)(h)		2,900	4,001
7.875% due 06/27/2029 •(g)(h)		2,100	3,014

Nationwide Building Society
3.766% due 03/08/2024 •		$16,700	16,643
6.875% due 06/20/2019 •(g)(h)	GBP	1,700	2,228

Natwest Markets PLC
0.091% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	15,100	16,930
0.625% due 03/02/2022		5,000	5,571

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	1,300	1,656

Reckitt Benckiser Treasury Services PLC
3.162% (US0003M + 0.560%) due 06/24/2022 ~		$7,700	7,640

Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	100	115
3.498% due 05/15/2023 •		$4,500	4,472
3.875% due 09/12/2023		1,100	1,106
4.152% (US0003M + 1.550%) due 06/25/2024 ~		27,700	27,355
4.154% (US0003M + 1.470%) due 05/15/2023 ~		200	199
4.269% due 03/22/2025 •		5,000	5,055
4.519% due 06/25/2024 •		10,000	10,235
6.400% due 10/21/2019		1,100	1,120
7.500% due 08/10/2020 •(g)(h)		6,400	6,536
8.625% due 08/15/2021 •(g)(h)		1,000	1,068

Santander UK Group Holdings PLC
2.875% due 10/16/2020		15,000	14,993
3.125% due 01/08/2021		4,000	4,002
3.373% due 01/05/2024 •		5,000	4,908
3.823% due 11/03/2028 •		2,600	2,522
7.375% due 06/24/2022 •(g)(h)	GBP	1,000	1,344

Santander UK PLC
4.250% due 04/12/2021	EUR	5,200	6,359

28	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesco PLC
6.125% due 02/24/2022	GBP	1,395	$2,020

Tesco Property Finance PLC
5.411% due 07/13/2044		9,642	14,705
7.623% due 07/13/2039		928	1,677

Virgin Media Secured Finance PLC
4.875% due 01/15/2027		10,300	13,335

WPP Finance
4.750% due 11/21/2021		$2,400	2,482

Yorkshire Building Society
1.250% due 06/11/2021	EUR	100	116

			554,549

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%

Business Mortgage Finance PLC
2.870% due 02/15/2041 •	GBP	5,018	6,443

EuroMASTR PLC
1.045% due 06/15/2040 •		140	175

Eurosail PLC
0.000% due 12/10/2044 •	EUR	2,220	2,463
0.000% due 12/15/2044 •		7,714	8,126
0.000% due 03/13/2045 •		187	207
1.003% due 06/10/2044 •	GBP	3,067	3,969
1.003% due 03/13/2045 •		31	40
1.543% due 09/13/2045 •		1,603	2,000
1.793% due 06/13/2045 •		837	1,080

Finsbury Square PLC
1.545% due 03/12/2059 •		3,671	4,778

Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	18	20
0.000% due 03/18/2039 •		1,266	1,394
0.986% due 06/18/2039 •	GBP	31	39
2.745% due 06/18/2039 •		$1,152	1,122

Landmark Mortgage Securities PLC
1.065% due 06/17/2038 •	GBP	25	31

Ludgate Funding PLC
0.000% due 01/01/2061 •	EUR	189	198

Mansard Mortgages PLC
1.495% due 12/15/2049 •	GBP	7,567	9,641

Newgate Funding PLC
0.000% due 12/01/2050 •	EUR	4,078	4,111
0.291% due 12/15/2050 •		7,821	8,501
0.941% due 12/15/2050 •		1,624	1,743
1.045% due 12/15/2050 •	GBP	3,548	4,221
1.084% due 12/01/2050 •		69	85
1.191% due 12/15/2050 •	EUR	2,663	2,832
1.845% due 12/15/2050 •	GBP	3,573	4,486
2.095% due 12/15/2050 •		2,014	2,516

Paragon Mortgages PLC
0.000% due 06/15/2041 •	EUR	300	322
0.052% due 05/15/2041 •		267	291

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.230% due 05/15/2041 •	GBP	27	$34

Residential Mortgage Securities PLC
2.037% due 09/20/2065 •		14,231	18,597

Resloc UK PLC
1.005% due 12/15/2043 •		669	825
1.065% due 12/15/2043 •		1,151	1,383

Ripon Mortgages PLC
1.659% due 08/20/2056 •		27,752	36,022

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	122	126
0.995% due 06/12/2044 •	GBP	2,103	2,574
1.015% due 06/12/2044 •		5,659	6,994
2.747% due 06/12/2044 •		$293	276

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	32,400	42,210

Towd Point Mortgage Funding PLC
1.659% (BP0003M + 0.800%) due 02/20/2045 ~		10,446	13,507
1.709% due 05/20/2045 •		13,350	17,386

Uropa Securities PLC
1.043% due 06/10/2059 •		3,778	4,709
1.193% due 06/10/2059 •		873	1,071
1.393% due 06/10/2059 •		683	838
1.593% due 06/10/2059 •		727	894

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)		1	4,649
1.639% due 12/21/2049 •		59,819	77,369
1.837% due 09/21/2049 •		7,207	9,411
2.339% due 12/21/2049 •		6,230	8,028
2.839% due 12/21/2049 •		3,115	4,057
3.339% due 12/21/2049 •		1,780	2,327
3.839% due 12/21/2049 •		1,780	2,279

			326,400

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		19,280	3,654

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.5%

United Kingdom Gilt
1.500% due 07/22/2047		$24,600	31,634
3.250% due 01/22/2044		86,900	152,235
3.500% due 01/22/2045		3,900	7,158
4.250% due 12/07/2040		40,600	79,550

			270,577

Total United Kingdom (Cost $1,134,486)			1,155,180

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 34.7%

ASSET-BACKED SECURITIES 3.9%

Accredited Mortgage Loan Trust
4.330% due 06/25/2033 Ø	$139	$135

ACE Securities Corp. Home Equity Loan Trust
2.876% due 02/25/2036 •	16,643	11,461

AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.426% due 06/25/2029 •	221	215

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.306% due 02/25/2034 •	367	356

Asset-Backed Funding Certificates Trust
2.616% due 01/25/2037 •	5,927	4,228

Asset-Backed Securities Corp. Home Equity Loan Trust
3.581% due 02/25/2035 •	9,804	9,829
3.834% due 04/15/2033 •	1,002	997

Bear Stearns Asset-Backed Securities Trust
2.706% due 03/25/2037 •	10,541	9,102
3.146% due 10/25/2032 •	11	11
3.286% due 10/27/2032 •	40	39
3.486% due 10/25/2037 •	45	45

Citigroup Mortgage Loan Trust
2.546% due 07/25/2045 •	309	235
2.636% due 12/25/2036 •	7,255	3,593
2.646% due 12/25/2036 •	3,550	2,369
2.656% due 05/25/2037 •	3,133	3,121
2.666% due 01/25/2037 •	6,884	4,954
2.746% due 03/25/2036 •	8,377	7,155
2.790% due 08/25/2036	16,899	15,828
4.575% due 10/25/2037 Ø	1,936	1,957

Citigroup Mortgage Loan Trust, Inc.
2.746% due 03/25/2037 •	3,006	2,722
2.746% due 06/25/2037 •	3,726	3,602

Countrywide Asset-Backed Certificates
2.616% due 12/25/2036 ^•	1,531	1,422
2.626% due 05/25/2035 •	5,106	4,905
2.626% due 06/25/2035 •	7,678	6,966
2.626% due 08/25/2037 ^•	5,916	5,571
2.646% due 05/25/2036 •	4,288	3,839
2.656% due 06/25/2047 •	1,499	1,491
2.686% due 06/25/2047 ^•	8,046	7,111
2.726% due 03/25/2036 •	1,786	1,598
2.776% due 07/25/2036 •	4,711	4,642
2.826% due 12/25/2036 ^•	364	192
3.136% due 01/25/2036 •	4,900	4,639
4.763% due 08/25/2035 ^~	1,484	1,341

Countrywide Asset-Backed Certificates Trust
3.491% due 10/25/2035 •	12,200	12,185
4.061% due 12/25/2034 •	10,071	9,770
4.740% due 10/25/2035 ~	46	47

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •	$43	$43

Credit-Based Asset Servicing & Securitization Trust
2.546% due 11/25/2036 •	5	3

First Franklin Mortgage Loan Trust
3.386% due 03/25/2034 •	1,273	1,274

Fremont Home Loan Trust
2.636% due 10/25/2036 •	8,113	4,129
2.756% due 02/25/2036 •	7,522	6,250

GSAA Home Equity Trust
2.666% due 03/25/2036 •	8,824	4,560

GSAA Trust
5.995% due 03/25/2046 ^~	1,298	840

GSAMP Trust
2.616% due 12/25/2046 •	11,056	7,238

Home Equity Asset Trust
3.086% due 11/25/2032 •	2	2

Home Equity Mortgage Loan Asset-Backed Trust
2.656% due 04/25/2037 •	5,499	4,087
2.726% due 04/25/2037 •	10,470	7,812

HSI Asset Securitization Corp. Trust
2.746% due 04/25/2037 •	8,625	5,717
2.896% due 01/25/2036 •	4,500	4,414

JPMorgan Mortgage Acquisition Trust
2.596% due 08/25/2036 •	67	49
2.621% due 07/25/2036 •	4,424	3,560

Long Beach Mortgage Loan Trust
3.006% due 08/25/2045 •	2,477	2,408
3.046% due 10/25/2034 •	12	12

MASTR Asset-Backed Securities Trust
2.586% due 08/25/2036 •	7,992	3,864
2.636% due 03/25/2036 •	995	709
2.636% due 10/25/2036 •	13,871	6,207
2.706% due 10/25/2036 •	4,127	1,869
3.221% due 10/25/2035 •	10,803	10,006

Merrill Lynch Mortgage Investors Trust
2.566% due 09/25/2037 •	39	22
2.606% due 02/25/2037 •	54	23
3.206% due 05/25/2036 •	724	715

MESA Trust
3.286% due 12/25/2031 •	94	93

Morgan Stanley ABS Capital, Inc. Trust
2.616% due 10/25/2036 •	1,056	1,007
2.626% due 05/25/2037 •	4,491	3,430
2.636% due 11/25/2036 •	12,979	8,880
2.726% due 06/25/2036 •	5,536	3,698

Morgan Stanley Home Equity Loan Trust
2.656% due 04/25/2037 •	13,579	8,818
2.716% due 04/25/2037 •	9,998	6,537
2.836% due 04/25/2037 •	1,438	954

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^Ø	1,686	707

30	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.776% due 03/25/2036 •		$5,923	$5,805

NovaStar Mortgage Funding Trust
2.616% due 03/25/2037 •		22,841	17,166

Option One Mortgage Loan Trust
2.626% due 02/25/2037 •		17,080	10,280
2.676% due 01/25/2036 •		86	86
2.706% due 05/25/2037 •		2,839	1,957
3.266% due 02/25/2035 •		7,954	7,751

RAAC Trust
2.986% due 02/25/2037 •		7,888	7,382

Renaissance Home Equity Loan Trust
3.486% due 12/25/2033 •		48	48
5.294% due 01/25/2037 Ø		14,490	7,714
5.675% due 06/25/2037 ^Ø		16,477	7,162
5.731% due 11/25/2036 Ø		27,224	15,094

Residential Asset Mortgage Products Trust
2.706% due 12/25/2035 •		3,207	2,808
2.786% due 03/25/2036 •		3,054	2,992
3.046% due 06/25/2032 •		45	43

Residential Asset Securities Corp. Trust
3.326% due 09/25/2034 •		942	935

Saxon Asset Securities Trust
4.236% due 12/25/2037 •		6,030	5,624
4.286% due 05/25/2031 •		1,157	1,048

Securitized Asset-Backed Receivables LLC Trust
2.616% due 05/25/2037 ^•		307	238
2.656% due 08/25/2036 ^•		716	323

SLM Student Loan Trust
1.393% due 03/15/2038 •	GBP	3,434	4,298

Soundview Home Loan Trust
2.546% due 11/25/2036 •		$40	17
2.736% due 11/25/2036 •		10,717	10,005
2.756% due 12/25/2036 •		8,457	7,949

Structured Asset Securities Corp. Mortgage Loan Trust
2.646% due 03/25/2036 •		2,475	2,342
2.706% due 12/25/2036 •		19,167	16,392
2.716% due 05/25/2047 •		4,355	4,170

WaMu Asset-Backed Certificates WaMu Trust
2.776% due 05/25/2037 •		6,660	5,715

Wells Fargo Home Equity Asset-Backed Securities Trust
2.716% due 01/25/2037 •		21,575	19,236

			422,190

CORPORATE BONDS & NOTES 6.9%

Air Lease Corp.
3.375% due 06/01/2021		2,400	2,412
3.875% due 04/01/2021		1,700	1,725

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ally Financial, Inc.
4.250% due 04/15/2021		$200	$203
8.000% due 03/15/2020		100	105

Altria Group, Inc.
4.750% due 05/05/2021		1,300	1,352

Ambac Assurance Corp.
5.100% due 06/07/2020		1	1

American Honda Finance Corp.
3.083% (US0003M + 0.350%) due 11/05/2021 ~		3,600	3,595

American Tower Corp.
1.950% due 05/22/2026	EUR	3,800	4,395

Andeavor Logistics LP
3.500% due 12/01/2022		$600	607

Arrow Electronics, Inc.
3.250% due 09/08/2024		2,400	2,329

AT&T, Inc.
1.800% due 09/05/2026	EUR	18,600	21,781
3.376% (US0003M + 0.750%) due 06/01/2021 ~		$24,500	24,610
3.737% (US0003M + 0.950%) due 07/15/2021 ~		23,900	24,190
3.777% (US0003M + 1.180%) due 06/12/2024 ~		14,900	14,788

Aviation Capital Group LLC
3.576% (US0003M + 0.950%) due 06/01/2021 ~		14,500	14,507
6.750% due 04/06/2021		1,300	1,386
7.125% due 10/15/2020		1,100	1,161

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		1,000	1,025
4.350% due 04/20/2028		4,100	4,170

Bank of America Corp.
5.875% due 03/15/2028 •(g)		12,150	12,346

BAT Capital Corp.
2.297% due 08/14/2020		2,000	1,981
3.283% due 08/14/2020 •		11,400	11,378
3.557% due 08/15/2027		8,600	8,158
4.390% due 08/15/2037		4,300	3,890

Bayer U.S. Finance LLC
2.750% due 07/15/2021		400	394
3.232% (US0003M + 0.630%) due 06/25/2021 ~		4,900	4,859
3.621% (US0003M + 1.010%) due 12/15/2023 ~		8,300	8,183
3.875% due 12/15/2023		2,700	2,723
4.250% due 12/15/2025		10,300	10,427
4.375% due 12/15/2028		8,700	8,662

Boston Scientific Corp.
3.450% due 03/01/2024		3,800	3,873
3.750% due 03/01/2026		2,400	2,452

Brandywine Operating Partnership LP
3.950% due 11/15/2027		1,000	996

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brixmor Operating Partnership LP
3.786% (US0003M + 1.050%) due 02/01/2022 ~	$11,400	$11,362

CA, Inc.
3.600% due 08/01/2020	1,100	1,105

Campbell Soup Co.
3.300% due 03/15/2021	4,400	4,430
3.650% due 03/15/2023	6,900	7,004

Cardinal Health, Inc.
1.948% due 06/14/2019	3,400	3,394

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	3,100	3,158

Charter Communications Operating LLC
3.750% due 02/15/2028	19,100	18,474
4.386% (US0003M + 1.650%) due 02/01/2024 ~	4,100	4,113
4.464% due 07/23/2022	12,050	12,476

CIMIC Group Ltd.
4.765% due 06/03/2019 (i)	20,600	20,456

Citigroup, Inc.
2.050% due 06/07/2019	5,000	4,994
3.537% (US0003M + 0.930%) due 06/07/2019 ~	15,600	15,625

CNH Industrial Capital LLC
4.375% due 11/06/2020	500	510

Conagra Brands, Inc.
3.800% due 10/22/2021	1,300	1,325

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~	2,100	2,098

Continental Resources, Inc.
4.375% due 01/15/2028	4,200	4,327

CVS Health Corp.
2.750% due 12/01/2022	1,000	987
3.350% due 03/09/2021	1,900	1,916
3.700% due 03/09/2023	6,100	6,201

Daimler Finance North America LLC
2.850% due 01/06/2022	800	796
2.875% due 03/10/2021	500	499

Dell International LLC
4.420% due 06/15/2021	3,700	3,798

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	12,100	12,098
3.251% (US0003M + 0.650%) due 03/11/2022 ~	17,600	17,632

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~	12,769	12,769

eBay, Inc.
3.621% (US0003M + 0.870%) due 01/30/2023 ~	1,600	1,594

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

El Paso Natural Gas Co. LLC
8.625% due 01/15/2022		$1,800	$2,052

EMC Corp.
2.650% due 06/01/2020		2,300	2,283

Enable Midstream Partners LP
3.900% due 05/15/2024		900	895

Energy Transfer Operating LP
4.650% due 06/01/2021		4,700	4,850

EQT Corp.
3.362% (US0003M + 0.770%) due 10/01/2020 ~		2,300	2,288

ERAC USA Finance LLC
2.350% due 10/15/2019		700	698

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	4,100	4,620
1.700% due 06/30/2022	GBP	3,700	4,781

Ford Motor Credit Co. LLC
0.122% due 05/14/2021 •	EUR	2,300	2,495
1.897% due 08/12/2019		$4,000	3,984
2.597% due 11/04/2019		300	299
2.681% due 01/09/2020		3,800	3,785
3.168% (US0003M + 0.430%) due 11/02/2020 ~		400	391
3.200% due 01/15/2021		1,000	986
3.470% due 04/05/2021		400	396
3.528% due 08/12/2019 •		4,800	4,798
3.605% (US0003M + 0.810%) due 04/05/2021 ~		5,300	5,177
3.677% (US0003M + 0.880%) due 10/12/2021 ~		2,600	2,520
3.797% (US0003M + 1.000%) due 01/09/2020 ~		9,200	9,200
5.750% due 02/01/2021		3,300	3,400
8.125% due 01/15/2020		600	622

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~		2,600	2,588
4.850% due 06/01/2021		1,100	1,134

General Mills, Inc.
3.319% (US0003M + 0.540%) due 04/16/2021 ~		2,700	2,696
4.000% due 04/17/2025		500	518

General Motors Financial Co., Inc.
3.274% (US0003M + 0.540%) due 11/06/2020 ~		800	792
3.647% (US0003M + 0.850%) due 04/09/2021 ~		100	99

Georgia-Pacific LLC
5.400% due 11/01/2020		700	728

Goldman Sachs Group, Inc.
2.000% due 07/27/2023	EUR	8,200	9,700
4.223% due 05/01/2029 •		$6,600	6,760

32	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	$9,400	$9,150

Harley-Davidson Financial Services, Inc.
3.555% (US0003M + 0.940%) due 03/02/2021 ~	7,900	7,902

Hewlett Packard Enterprise Co.
3.500% due 10/05/2021	2,600	2,636
3.515% (US0003M + 0.720%) due 10/05/2021 ~	3,900	3,887

International Flavors & Fragrances, Inc.
3.400% due 09/25/2020	3,800	3,825

International Lease Finance Corp.
6.250% due 05/15/2019	1,000	1,004
8.250% due 12/15/2020	500	541

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •	13,700	13,740
3.105% (US0003M + 0.340%) due 04/26/2021 ~	5,600	5,599

Kilroy Realty LP
3.450% due 12/15/2024	1,800	1,785

Kinder Morgan, Inc.
5.000% due 02/15/2021	1,600	1,655

KLA-Tencor Corp.
3.375% due 11/01/2019	1,000	1,003

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~	11,800	11,769

LG&E & KU Energy LLC
3.750% due 11/15/2020	1,300	1,315

Lifestorage LP
3.500% due 07/01/2026	4,400	4,244

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~	6,000	6,003

MGM Resorts International
6.750% due 10/01/2020	200	210

Navient Corp.
5.000% due 10/26/2020	200	203
5.875% due 03/25/2021	300	311

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	22,100	22,108
3.029% (US0003M + 0.400%) due 08/21/2020 ~	23,800	23,763

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020	400	395
2.550% due 03/08/2021	2,200	2,166
3.150% due 03/15/2021	400	398

ONEOK, Inc.
4.550% due 07/15/2028	2,400	2,487

PECO Energy Co.
1.700% due 09/15/2021	1,100	1,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	$700	$703

Plains All American Pipeline LP
2.600% due 12/15/2019	700	698
5.000% due 02/01/2021	700	720

RELX Capital, Inc.
3.500% due 03/16/2023	600	609

Reynolds American, Inc.
3.250% due 06/12/2020	800	801
6.875% due 05/01/2020	900	936

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	2,200	2,287

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	6,400	6,343
3.287% (US0003M + 0.500%) due 01/15/2021 ~	2,000	1,984

SL Green Operating Partnership LP
3.250% due 10/15/2022	2,200	2,193

Southern Co.
2.350% due 07/01/2021	10,900	10,778
2.750% due 06/15/2020	900	900

Southern Power Co.
3.183% (US0003M + 0.550%) due 12/20/2020 ~	2,100	2,091

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~	900	900

Spirit AeroSystems, Inc.
3.411% (US0003M + 0.800%) due 06/15/2021 ~	1,100	1,094
3.950% due 06/15/2023	3,100	3,155

Springleaf Finance Corp.
8.250% due 12/15/2020	3,200	3,444

Sprint Capital Corp.
6.900% due 05/01/2019	1,400	1,407

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	4,300	4,359

Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022	500	507
3.600% due 08/15/2021	700	712
4.500% due 03/01/2021	1,100	1,136

Toyota Motor Credit Corp.
3.083% due 05/17/2022 •	2,700	2,698

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~	3,800	3,803

Verizon Communications, Inc.
4.329% due 09/21/2028	19,035	20,199

VMware, Inc.
2.300% due 08/21/2020	500	496

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Group of America Finance LLC
3.458% (US0003M + 0.770%) due 11/13/2020 ~	$18,900	$18,962
3.638% (US0003M + 0.940%) due 11/12/2021 ~	17,900	17,939
3.875% due 11/13/2020	4,000	4,051
4.000% due 11/12/2021	15,500	15,823

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~	5,800	5,796

Waste Management, Inc.
4.750% due 06/30/2020	1,400	1,436

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	400	399
3.150% due 04/01/2022	18,556	18,621

		750,494

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~	9,875	9,678

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~	13,423	13,350

Hilton Worldwide Finance LLC
4.236% (LIBOR03M + 1.750%) due 10/25/2023 ~	286	285

		23,313

MUNICIPAL BONDS & NOTES 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	100	151

California State General Obligation Bonds, Series 2017
3.270% (US0001M + 0.780%) due 04/01/2047 ~	12,500	12,553

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	475	483

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,580	1,764

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	665	674

		15,625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 2.3%

Adjustable Rate Mortgage Trust
4.193% due 09/25/2035 ^~	$152	$143

American Home Mortgage Assets Trust
2.676% (US0001M + 0.190%) due 05/25/2046 ^~	288	266

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	3,406	3,272

Banc of America Funding Trust
4.490% due 10/20/2046 ^~	58	46
4.631% due 11/20/2034 ~	389	381
4.660% due 01/20/2047 ^~	157	151
4.668% due 02/20/2036 ~	1,220	1,211
4.850% due 03/20/2036 ~	159	155
5.500% due 01/25/2036	160	139
6.000% due 03/25/2037 ^	290	258

Banc of America Mortgage Trust
4.348% due 09/25/2035 ^~	30	29
4.359% due 06/25/2035 ~	246	234
4.388% due 04/25/2035 ~	209	195

BCAP LLC Trust
3.072% due 01/26/2047 •	506	470
4.230% due 02/26/2036 ~	56	57
5.250% due 02/26/2036 ~	746	565
5.250% due 04/26/2037	1,780	1,519
5.250% due 08/26/2037 ~	427	434

Bear Stearns Adjustable Rate Mortgage Trust
3.446% due 05/25/2034 ~	109	101
4.327% due 07/25/2034 ~	119	121
4.547% due 10/25/2033 ~	83	84
4.547% due 05/25/2034 ~	158	155
4.683% due 02/25/2034 ~	18	18
4.714% due 11/25/2034 ~	3	3
4.807% due 01/25/2035 ~	326	329

Bear Stearns ALT-A Trust
3.906% due 08/25/2036 ^~	800	663
3.933% due 08/25/2036 ^~	1,350	896
3.951% due 08/25/2036 ^~	196	174
3.982% due 11/25/2036 ^~	392	351
4.183% due 11/25/2035 ^~	80	70
4.249% due 01/25/2036 ^~	218	220
4.262% due 09/25/2035 ^~	3,022	2,504

Bear Stearns Structured Products, Inc. Trust
3.745% due 12/26/2046 ^~	50	46

Chase Mortgage Finance Trust
3.677% due 07/25/2037 ~	859	773
4.621% due 02/25/2037 ~	338	343

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.716% due 05/25/2036 •	963	927

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	77	75

34	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
3.441% due 03/25/2037 ^~	$628	$529
4.210% due 07/25/2046 ^~	802	736
4.273% due 09/25/2037 ^~	814	786
4.455% due 08/25/2035 ~	33	33
4.490% due 05/25/2035 •	66	66

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.220% due 09/25/2035 ^~	2,461	2,273

Commercial Mortgage Trust
0.607% due 03/10/2046 ~(a)	13,000	297
1.356% due 01/10/2046 ~(a)	6,198	261
1.923% due 07/10/2046 ~(a)	6,082	111

Countrywide Alternative Loan Trust
2.626% due 04/25/2047 •	1,007	964
2.656% due 01/25/2037 ^•	142	139
2.676% due 09/25/2046 ^•	731	678
2.678% due 09/20/2046 •	4,900	4,187
2.696% due 07/25/2046 ^•	52	48
2.698% due 03/20/2046 •	82	75
2.698% due 05/20/2046 ^•	678	565
2.698% due 07/20/2046 ^•	542	422
2.766% due 02/25/2037 •	304	279
2.836% due 05/25/2037 ^•	484	257
2.886% due 09/25/2035 ^•	238	187
2.936% due 09/25/2035 ^•	1,510	1,188
3.647% due 11/25/2047 ^•	3,411	2,956
3.777% due 11/25/2047 ^•	7,926	6,930
3.797% due 08/25/2035 •	336	335
3.897% due 11/25/2035 •	291	266
4.437% due 11/25/2035 •	281	265
4.465% due 02/25/2037 ^~	142	138
5.000% due 11/25/2035	6,349	5,138
5.250% due 06/25/2035 ^	149	139
6.250% due 08/25/2037 ^	436	361
6.500% due 08/25/2032	23	24

Countrywide Home Loan Mortgage Pass-Through Trust
3.026% due 03/25/2035 •	529	510
3.066% due 04/25/2035 •	16	15
3.126% due 03/25/2035 •	499	459
3.146% due 02/25/2035 •	11	11
3.679% due 05/20/2036 ~	406	391
3.820% due 09/20/2036 ^~	143	124
3.923% due 08/25/2034 ^~	45	43
3.923% due 03/25/2037 ^~	243	223
4.003% due 02/25/2047 ^~	266	238
4.119% due 08/25/2034 ^~	123	123
4.219% due 04/20/2036 ~	7,505	6,951
4.272% due 11/25/2034 ~	614	612
4.571% due 02/20/2036 ^•	575	542
6.000% due 08/25/2037	1,773	1,454

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~	11	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	$2,547	$2,280

DBUBS Mortgage Trust
0.307% due 11/10/2046 ~(a)	16,942	98
0.705% due 11/10/2046 ~(a)	11,721	90

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.626% due 07/25/2047 •	542	513
2.676% due 08/25/2047 •	10,656	9,742
3.236% due 10/25/2047 •	3,332	3,041

Downey Savings & Loan Association Mortgage Loan Trust
2.802% due 07/19/2045 ^•	12	0

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~	104	86
4.739% due 10/25/2035 ~	111	111

GMAC Mortgage Corp. Loan Trust
4.508% due 06/25/2034 ~	25	25

GreenPoint Mortgage Funding Trust
2.666% due 01/25/2037 •	513	485
2.696% due 04/25/2036 •	512	481
3.026% due 11/25/2045 •	116	101

GreenPoint Mortgage Funding Trust Pass-Through Certificates
5.164% due 10/25/2033 ~	17	17

GS Mortgage Securities Corp.
1.516% due 02/10/2046 ~(a)	11,825	574

GS Mortgage Securities Trust
1.959% due 11/10/2045 ~(a)	18,872	1,107

GSR Mortgage Loan Trust
4.259% due 05/25/2035 ~	150	146
4.300% due 03/25/2033 •	77	77
4.466% due 11/25/2035 ~	343	347
4.521% due 09/25/2035 ~	255	261
4.758% due 04/25/2035 ~	24	25
4.808% due 01/25/2035 ~	277	278

HarborView Mortgage Loan Trust
2.662% due 07/19/2046 ^•	1,156	891
2.672% due 09/19/2037 •	869	832
2.722% due 03/19/2036 ^•	144	134
4.115% due 07/19/2035 ^~	123	116

HomeBanc Mortgage Trust
3.443% due 04/25/2037 ^~	166	154
3.817% due 04/25/2037 ^~	1,142	1,053

Impac CMB Trust
3.206% due 10/25/2034 •	767	753
3.266% due 10/25/2034 •	339	333
3.486% due 07/25/2033 •	24	23

IndyMac Mortgage Loan Trust
2.666% due 07/25/2047 •	2,957	2,485
2.676% due 09/25/2046 •	2,991	2,693
2.726% due 06/25/2037 •	654	638
2.736% due 02/25/2037 •	929	725

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.786% due 11/25/2035 ^•	$208	$160
2.786% due 06/25/2037 ^•	385	243
3.414% due 03/25/2036 ~	6,198	5,701
3.900% due 08/25/2036 ~	555	547
4.276% due 12/25/2034 ~	63	63
4.588% due 11/25/2035 ^~	431	427

JPMBB Commercial Mortgage Securities Trust
1.057% due 04/15/2047 ~(a)	40,080	771

JPMorgan Alternative Loan Trust
2.726% due 10/25/2036 •	16,366	15,834
4.397% due 12/25/2035 ^~	7,321	6,444
5.500% due 11/25/2036 ^~	6	4

JPMorgan Chase Commercial Mortgage Securities Trust
1.000% due 12/15/2047 ~(a)	53,747	1,707
4.070% due 11/15/2043	260	263

JPMorgan Mortgage Trust
4.171% due 11/25/2033 ~	77	79
4.351% due 02/25/2036 ^~	433	364
4.399% due 09/25/2035 ~	167	166
4.426% due 10/25/2035 ~	16	16
4.567% due 07/25/2035 ~	116	117

Luminent Mortgage Trust
2.656% due 12/25/2036 •	1,908	1,817

MASTR Adjustable Rate Mortgages Trust
2.696% due 04/25/2046 •	1,787	1,626
3.086% due 05/25/2047 ^•	1,083	1,534

MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•	381	77
6.000% due 03/25/2036 ^	1,629	1,557

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.964% due 06/15/2030 •	25	25
3.142% due 10/20/2029 •	13	13

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •	576	554
2.736% due 11/25/2035 •	714	678
3.978% due 06/25/2035 ~	239	240
4.361% due 02/25/2033 ~	97	96

Morgan Stanley Bank of America Merrill Lynch Trust
1.066% due 05/15/2046 ~(a)	48,955	1,764
1.353% due 02/15/2046 ~(a)	45,094	1,933
1.464% due 08/15/2045 ~(a)	31,711	1,217

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.246% due 08/25/2034 •	11	11

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.766% due 12/25/2035 •	1,325	1,235

Residential Accredit Loans, Inc. Trust
2.636% due 02/25/2047 •	1,755	1,008
2.666% due 07/25/2036 ^•	16,607	10,539
2.686% due 12/25/2046 ^•	656	582

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.696% due 04/25/2046 •	$49	$23
2.756% due 05/25/2046 ^•	334	291
6.250% due 02/25/2037	13,680	12,524

Residential Asset Securitization Trust
2.886% due 01/25/2046 ^•	116	56
2.936% due 12/25/2036 ^•	368	107
5.750% due 02/25/2036	6,424	6,292
6.250% due 10/25/2036 ^	210	211
6.500% due 08/25/2036 ^	592	312

Residential Funding Mortgage Securities, Inc. Trust
4.489% due 09/25/2035 ^~	221	184
6.500% due 03/25/2032	28	29

Sequoia Mortgage Trust
4.114% due 09/20/2046 ^~	3,167	2,758
4.715% due 04/20/2035 ~	71	74

Structured Adjustable Rate Mortgage Loan Trust
3.893% due 09/25/2036 ^~	777	603
4.291% due 08/25/2035 ~	434	434
4.458% due 09/25/2034 ~	21	22
4.514% due 02/25/2036 ^~	634	600
4.554% due 04/25/2034 ~	117	120
4.570% due 02/25/2034 ~	113	112
4.578% due 05/25/2036 ^~	329	315

Structured Asset Mortgage Investments Trust
2.676% due 06/25/2036 •	86	85
2.696% due 05/25/2036 •	579	537
2.706% due 05/25/2036 •	3,361	3,077
2.706% due 09/25/2047 •	3,698	3,520
2.746% due 05/25/2046 ^•	34	54
2.786% due 08/25/2036 ^•	1,410	1,179
2.796% due 12/25/2035 ^•	8	7
3.062% due 07/19/2034 •	8	8
3.897% due 08/25/2047 ^•	1,418	1,345

Structured Asset Securities Corp.
2.766% due 01/25/2036 •	1,293	1,200

Structured Asset Securities Corp. Mortgage Loan Trust
2.776% due 10/25/2036 •	9,094	8,093

Structured Asset Securities Corp. Trust
5.500% due 09/25/2035 ^	392	390

Thornburg Mortgage Securities Trust
2.616% due 06/25/2037 •	8,764	8,473
3.736% due 06/25/2037 ^•	812	758
3.994% due 06/25/2037 •	2,847	2,675
4.014% due 10/25/2043 ~	42	41
4.044% due 06/25/2047 ^•	1,830	1,702
4.044% due 06/25/2047 •	30	27
4.094% due 03/25/2037 ^•	740	665
4.276% due 09/25/2037 ~	35	35

UBS-Barclays Commercial Mortgage Trust
1.637% due 12/10/2045 ~(a)	52,723	2,502

UBS-Citigroup Commercial Mortgage Trust
2.179% due 01/10/2045 ~(a)	12,336	530

36	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 02/27/2034 •	$184	$182
2.625% due 10/25/2046 •	1,107	1,062
2.766% due 11/25/2045 •	3,666	3,544
2.796% due 01/25/2045 •	289	290
3.142% due 12/25/2046 •	143	141
3.226% due 11/25/2034 •	628	624
3.377% due 06/25/2046 •	797	779
3.397% due 02/25/2046 •	1,866	1,866
3.865% due 08/25/2046 ^~	1,410	1,362
3.898% due 02/25/2037 ^~	5,845	5,398
3.934% due 04/25/2035 ~	325	331
3.970% due 09/25/2036 ~	2,742	2,735
4.016% due 10/25/2035 ~	320	317
4.128% due 06/25/2033 ~	42	42
4.256% due 12/25/2035 ~	314	314

Washington Mutual Mortgage Pass-Through Certificates Trust
2.676% due 07/25/2046 •	4,042	3,536
2.736% due 07/25/2046 ^•	8	6
3.167% due 04/25/2047 •	9,939	7,478
3.237% due 05/25/2047 ^•	64	15
3.337% due 07/25/2046 ^•	448	329

Wells Fargo Mortgage-Backed Securities Trust
5.750% due 02/25/2037	1,058	1,004

Wells Fargo Mortgage-Backed Securities Trust
2.986% due 07/25/2037 ^•	193	172
4.532% due 10/25/2035 ~	104	105
4.540% due 10/25/2035 ~	600	611
4.745% due 04/25/2036 ~	17	17
4.750% due 10/25/2036 ^~	27	27
4.810% due 03/25/2036 ~	18	18
4.881% due 06/25/2035 ~	152	156
4.903% due 12/25/2033 ~	2	2
5.089% due 03/25/2035 ~	1,921	1,959

Wells Fargo-RBS Commercial Mortgage Trust
0.362% due 03/15/2048 ~(a)	40,000	527
1.207% due 03/15/2045 ~(a)	48,299	1,831
1.273% due 03/15/2048 ~(a)	86,889	3,472

		252,067

U.S. GOVERNMENT AGENCIES 15.4%

Fannie Mae
2.209% due 01/25/2022 ~(a)	14,836	427
2.500% due 04/01/2045	793	771
2.606% due 03/25/2034 •	27	27
2.886% due 06/25/2036 •	529	530
2.986% due 10/25/2040 - 11/25/2040 •	1,263	1,268
3.500% due 01/01/2021 - 10/01/2048	269,929	274,314
3.532% due 06/01/2043 •	41	41
4.000% due 10/01/2045 - 09/01/2048	131,938	136,090

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.085% due 04/01/2032 •	$6	$7
4.125% due 06/01/2035 •	88	90
4.249% due 08/01/2036 •	54	57
4.284% due 12/01/2034 •	96	99
4.295% due 06/01/2021	1,920	1,982
4.319% due 08/01/2023 •	19	19
4.722% due 11/01/2034 •	731	774
4.825% due 01/01/2023 •	18	18
4.947% due 12/01/2030 •	8	8
6.000% due 04/25/2043 - 07/25/2044	863	971

Fannie Mae, TBA
3.500% due 04/01/2034 - 06/01/2049	757,300	767,654
4.000% due 05/01/2049	409,470	420,890

Freddie Mac
0.839% due 09/25/2022 ~(a)	22,700	548
0.994% due 11/25/2022 ~(a)	31,820	949
1.260% due 08/25/2019 ~(a)	34,940	106
1.343% due 11/25/2019 ~(a)	32,160	214
1.479% due 10/25/2021 ~(a)	26,117	852
1.511% due 06/25/2020 ~(a)	30,061	425
1.592% due 01/15/2038 ~(a)	8,038	458
2.859% due 01/15/2038	8,038	8,000
2.964% due 10/15/2040 •	2,227	2,233
3.084% due 12/15/2037 •	297	300
3.364% due 02/25/2045 •	114	114
3.500% due 07/01/2048	8,740	8,886
3.597% due 10/25/2044 •	1,552	1,569
4.036% due 06/01/2022 •	30	30
4.521% due 09/01/2035 •	43	45
6.000% due 12/01/2033	513	552
6.500% due 11/15/2023	10	10

Freddie Mac, TBA
4.000% due 04/01/2049	700	721

Ginnie Mae
3.625% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~	43	44
3.625% due 04/20/2027 - 05/20/2030 •	162	168
3.750% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	90	93
3.750% due 08/20/2027 •	14	14
4.125% (H15T1Y + 1.500%) due 11/20/2021 - 12/20/2025 ~	37	37
4.125% due 11/20/2030 •	4	4
6.000% due 08/20/2034	6,180	6,810

NCUA Guaranteed Notes
2.983% due 11/05/2020 •	20,434	20,454
3.041% due 12/08/2020 •	11,121	11,163

Small Business Administration
5.110% due 04/01/2025	17	18

		1,670,854

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 5.9%

U.S. Treasury Bonds
3.625% due 08/15/2043		$2,200	$2,533
5.250% due 02/15/2029 (m)		900	1,124

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (m)		7,117	7,063
0.125% due 04/15/2022 (m)		44,917	44,470
0.250% due 01/15/2025 (m)		47,342	46,872
0.500% due 01/15/2028		134,081	133,888
0.625% due 04/15/2023 (m)		4,459	4,492
0.625% due 01/15/2026 (m)		4,502	4,556
0.750% due 02/15/2045 (m)		1,015	978
1.000% due 02/15/2048		80,634	82,548
2.000% due 01/15/2026 (m)		14,584	16,099
2.375% due 01/15/2025 (m)		1,335	1,484
2.375% due 01/15/2027 (m)		5,242	5,998
2.500% due 01/15/2029 (m)		29,484	34,976
3.875% due 04/15/2029		11,483	15,185

U.S. Treasury Notes (m)(o)
2.000% due 08/15/2025		17,000	16,699
2.000% due 11/15/2026		9,600	9,375
2.250% due 11/15/2025		5,600	5,578
2.625% due 06/15/2021		5,500	5,545
2.875% due 04/30/2025		179,700	185,684

U.S. Treasury STRIPS
0.000% due 11/15/2023 (d)(m)		11,000	9,902

			635,049

Total United States (Cost $3,679,882)			3,769,592

SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS (j) 0.2%
			23,357

ARGENTINA TREASURY BILLS 0.0%
49.507% due 06/28/2019 (d)(e)	ARS	11,270	286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 4.0%
(0.144)% due 04/08/2019 - 06/17/2019 (c)(d)	JPY	48,030,000	$433,489

MALAYSIA TREASURY BILLS 0.1%
3.271% due 06/19/2019 (c)(d)	MYR	46,700	11,358

Total Short-Term Instruments (Cost $469,578)			468,490

Total Investments in Securities (Cost $10,469,538)			10,672,216

		SHARES
INVESTMENTS IN AFFILIATES 13.4%

SHORT-TERM INSTRUMENTS 13.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.4%

PIMCO Short Asset Portfolio		40,084,549	398,801

PIMCO Short-Term Floating NAV Portfolio III		105,957,145	1,047,810

Total Short-Term Instruments (Cost $1,449,042)			1,446,611

Total Investments in Affiliates (Cost $1,449,042)			1,446,611

Total Investments 111.8% (Cost $11,918,580)			$12,118,827

Financial Derivative Instruments (l)(n) 0.5% (Cost or Premiums, net $68,091)			53,850

Other Assets and Liabilities, net (12.3)%			(1,334,102)

Net Assets 100.0%			$10,838,575

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

38	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	4.765%	06/03/2019	12/19/2018	$20,434	$20,456	0.19%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
MEI	1.710%	03/07/2019	04/08/2019	CAD 14,198	Canada Government International Bond 2.750% due 12/01/2048	$(11,175)	$10,624	$10,636
	1.710	03/11/2019	04/08/2019	17,015	Canada Government International Bond 2.750% due 12/01/2048	(13,248)	12,733	12,746

Total Repurchase Agreements						$(24,423)	$23,357	$23,382

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
DBL	(1.250)%	03/27/2019	TBD	(3)	EUR	(3,903)	$(4,378)
JML	(1.000)	10/09/2018	TBD	(3)		(1,073)	(1,198)

Total Reverse Repurchase Agreements							$(5,576)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Canada (1.0)%
Sovereign Issues (1.0)%
Canadian Government Bond	2.750%	12/01/2048	CAD 121,900	$(103,892)	$(109,619)

United States 0.0%
U.S. Government Agencies 0.0%
Fannie Mae, TBA	4.500%	05/01/2049	$ 3,500	(3,628)	(3,644)

Total Short Sales (1.0)%				$(107,520)	$(113,263)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
DBL	$0	$(4,378)	$0	$0	$(4,378)	$4,261	$(117)
GRE	0	0	0	0	0	(40)	(40)
JML	0	(1,198)	0	0	(1,198)	1,213	15
MEI	23,382	0	0	0	23,382	(23,119)	263

Master Securities Forward Transaction Agreement
TDM	0	0	0	(109,619)	(109,619)	0	(109,619)

Total Borrowings and Other Financing Transactions	$23,382	$(5,576)	$0	$(109,619)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(5,576)	$(5,576)

Total Borrowings	$0	$0	$0	$(5,576)	$(5,576)

Payable for reverse repurchase agreements					$(5,576)

(k)	Securities with an aggregate market value of $5,474 and cash of $1,304 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(211,823) at a weighted average interest rate of 0.404%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

40	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $(878) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$123.000	04/26/2019	730	$	730	$(90)	$(80)
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	125.000	04/26/2019	730		730	(216)	(182)

Total Written Options						$(306)	$(262)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	1,333	$	325,152	$(27)	$425	$(27)
90-Day Eurodollar June Futures	06/2019	10,793		2,629,580	1,536	0	(405)
Australia Government 3-Year Note June Futures	06/2019	4,096		330,513	1,231	230	(230)
Australia Government 10-Year Bond June Futures	06/2019	1,929		189,779	2,980	760	(760)
Canada Government 10-Year Bond June Futures	06/2019	954		99,259	2,108	0	(835)
Euro-Bobl June Futures	06/2019	1,163		173,694	1,084	52	(209)
Euro-BTP Italy Government Bond June Futures	06/2019	950		137,971	(188)	63	(323)
Euro-Bund 10-Year Bond June Futures	06/2019	597		111,395	(84)	0	(167)
Euro-Buxl 30-Year Bond June Futures	06/2019	552		118,677	5,832	0	(793)
Euro-Schatz June Futures	06/2019	7,751		973,588	1,819	131	(261)
Japan Government 10-Year Bond June Futures	06/2019	506		699,808	3,762	1,278	(91)
U.S. Treasury 5-Year Note June Futures	06/2019	9,942		1,151,563	8,794	0	(2,253)
U.S. Treasury 10-Year Note June Futures	06/2019	3,567		443,088	4,016	0	(1,003)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	214		35,952	1,180	0	(80)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	18,852		3,043,748	9,561	154	0

					$43,604	$3,093	$(7,437)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2020	6,729	$	(1,643,306)	$(4,224)	$1,262	$0
Call Options Strike @ EUR 164.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	353		(970)	(792)	103	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	342		(714)	(464)	92	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	380		(652)	(401)	94	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	4,202		(766,760)	(21,301)	1,555	0
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	722		(49)	221	8	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	18,852		(3,042,060)	(15,616)	0	(154)
United Kingdom Long Gilt June Futures	06/2019	1,877		(316,271)	(5,116)	147	(220)

					$(47,693)	$3,261	$(374)

Total Futures Contracts					$(4,089)	$6,354	$(7,811)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.106%	EUR	4,800	$(139)	$53	$(86)	$1	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.218		1,000	(18)	2	(16)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.181	$	16,500	(476)	240	(236)	4	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.173	EUR	4,900	(78)	(4)	(82)	2	0

							$(711)	$291	$(420)	$7	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR	3,200	$53	$(6)	$47	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		1,300	(10)	15	5	1	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.534	$	6,400	113	(18)	95	3	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.549	EUR	4,900	(145)	336	191	2	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.741		10,675	(510)	614	104	9	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.649		5,700	(188)	(58)	(246)	4	0

							$(687)	$883	$196	$19	$0

42	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	18,914	$(1,391)	$100	$(1,291)	$0	$(69)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		574,500	(9,959)	(1,373)	(11,332)	0	(683)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	4,600	(62)	(46)	(108)	0	(5)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		509,600	(14,778)	1,910	(12,868)	0	(813)
iTraxx Europe Senior 30 5-Year Index	(1.000)	Quarterly	12/20/2023		137,200	258	(2,380)	(2,122)	0	(348)

						$(25,932)	$(1,789)	$(27,721)	$0	$(1,918)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	2,000	$(37)	$(16)	$(53)	$2	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		15,300	(713)	178	(535)	20	0
CDX.HY-29 5-Year Index	5.000	Quarterly	12/20/2022		1,960	131	6	137	5	0
iTraxx Europe Main 31 5-Year Index	1.000	Quarterly	06/20/2024	EUR	124,300	2,543	26	2,569	274	0

						$1,924	$194	$2,118	$301	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	19,500	$0	$(799)	$(799)	$47	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		58,500	25	(2,469)	(2,444)	141	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		18,100	(1)	(754)	(755)	44	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		18,700	0	(797)	(797)	45	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		19,200	0	(837)	(837)	46	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		40,900	(1)	(1,788)	(1,789)	101	0
Receive	1-Year BRL-CDI	6.370	Maturity	01/02/2020	BRL	2,146,800	(1)	565	564	100	0
Receive	1-Year BRL-CDI	6.450	Maturity	01/02/2020		3,461,400	(46)	421	375	163	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021		14,300	13	144	157	0	(2)
Pay(6)	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	479,100	5,617	8,001	13,618	0	(2,719)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		117,100	(800)	9,370	8,570	0	(1,352)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		15,800	0	654	654	0	(182)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	39,600	(169)	1,039	870	0	(89)
Pay	3-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	33,100	0	134	134	0	(16)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	414,700	(2,392)	2,215	(177)	94	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		981,100	19,205	(14,018)	5,187	522	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2020	$	245,100	$1,495	$(4,472)	$(2,977)	$207	$0
Pay(6)	3-Month USD-LIBOR	2.970	Semi-Annual	05/31/2023		200	0	5	5	0	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		62,400	(1,009)	2,715	1,706	0	(132)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		566,300	6,883	4,310	11,193	1,159	0
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		163,800	5,395	214	5,609	0	(357)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		155,600	(4,437)	(2,430)	(6,867)	379	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		76,970	2,647	281	2,928	208	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		331,100	20,038	(18,056)	1,982	892	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		350,800	(4,369)	(14,211)	(18,580)	865	0
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		14,700	368	380	748	0	(38)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		165,900	(5,066)	(769)	(5,835)	501	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		99,000	10,534	(8,737)	1,797	294	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		136,000	3,732	(15,974)	(12,242)	456	0
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		17,000	0	(1,220)	(1,220)	57	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		62,500	0	(4,520)	(4,520)	210	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	166,500	57	(102)	(45)	24	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		106,900	184	129	313	27	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	264,500	0	148	148	0	(12)
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024	EUR	305,300	2,433	5,341	7,774	0	(579)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		1,385,400	5,656	7,153	12,809	0	(2,767)
Pay	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		300	(7)	15	8	0	(1)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/08/2029		285,000	(1,360)	2,571	1,211	0	(623)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		580,300	1,849	30,106	31,955	0	(2,409)
Pay(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		554,100	4,039	8,449	12,488	0	(2,365)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		64,700	(486)	(2,636)	(3,122)	1,179	0
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	09/18/2020	GBP	3,500	0	19	19	0	0
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		637,300	1,807	3,531	5,338	77	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	09/16/2021		3,500	(2)	(24)	(26)	0	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021		353,400	(1,284)	1,621	337	96	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		637,300	(278)	(4,133)	(4,411)	15	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2024		40,000	(446)	(644)	(1,090)	6	0

44	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month GBP-LIBOR	1.250%	Semi-Annual	09/18/2024	GBP	8,200	$(88)	$3	$(85)	$1	$0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2029		45,000	7	1,571	1,578	0	(3)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		15,050	110	390	500	0	(2)
Pay(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	06/19/2049		13,500	937	829	1,766	0	(106)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		41,300	(660)	2,563	1,903	0	(324)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	3,731,000	(142)	320	178	0	(32)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	12/20/2021	JPY	9,090,000	1,686	(318)	1,368	31	0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		69,170,000	(2,050)	6,683	4,633	379	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		17,046,000	(3,639)	(1,143)	(4,782)	0	(360)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		44,937,000	(4,278)	(10,730)	(15,008)	0	(1,092)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		12,219,671	1,596	(9,545)	(7,949)	0	(684)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		10,273,000	5,121	7,516	12,637	1,189	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	12/20/2048		9,086,171	280	10,999	11,279	843	0
Pay	6-Month JPY-LIBOR	0.724	Semi-Annual	01/24/2049		1,224,000	0	631	631	111	0
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022	MXN	248,600	0	(207)	(207)	0	(41)
Pay	28-Day MXN-TIIE	7.317	Lunar	03/23/2022		432,400	0	(335)	(335)	0	(71)
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023		454,200	(2,042)	450	(1,592)	0	(81)

							$66,661	$(182)	$66,479	$10,509	$(16,439)

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	396,900	$0	$(19)	$(19)	$0	$(17)
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022		2,696,400	(4)	135	131	0	(8)
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		470,800	0	48	48	14	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		85,800	0	46	46	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		71,100	0	69	69	1	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		374,100	28	186	214	7	0
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		285,300	0	(3)	(3)	4	0

						$24	$462	$486	$26	$(25)

Total Swap Agreements						$41,279	$(141)	$41,138	$10,862	$(18,382)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$6,354	$10,862	$17,216		$(262)	$(7,811)	$(18,382)	$(26,455)

(m)

Securities with an aggregate market value of $140,816 and cash of $17,012 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	554	$	410	$1	$0
BOA	04/2019	ARS	4,945		114	0	0
	04/2019	AUD	29,665		20,933	0	(131)

46	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	BRL	54,863	$	14,254	$242	$0
	04/2019	CNH	121,064		17,426	0	(582)
	04/2019	DKK	132,795		20,280	327	0
	04/2019	$	477	ARS	19,424	0	(38)
	04/2019		14,079	BRL	54,863	0	(67)
	04/2019		269,401	DKK	1,778,043	0	(2,243)
	04/2019		7,443	NOK	63,963	0	(27)
	05/2019	NOK	63,963	$	7,452	27	0
	06/2019	HUF	211,726		765	22	0
	06/2019	$	277	ILS	995	0	(1)
	07/2019	DKK	1,778,043	$	271,610	2,271	0
	03/2020	RON	29,807	EUR	6,010	6	0
BPS	04/2019	ARS	21,626	$	492	0	(7)
	04/2019	CAD	18,126		13,568	4	0
	04/2019	CNH	53,781		7,761	0	(238)
	04/2019	DKK	1,669,264		254,798	3,984	0
	04/2019	GBP	6,742		8,858	77	0
	04/2019	JPY	8,690,000		80,638	2,194	0
	04/2019	PLN	1,758		469	11	0
	04/2019	TRY	820		144	0	(1)
	04/2019	$	499	ARS	21,626	0	0
	04/2019		13,162	AUD	18,520	4	(15)
	04/2019		4,090	CAD	5,456	0	(8)
	04/2019		35,760	CNH	246,668	930	0
	04/2019		2,605	GBP	1,968	0	(42)
	04/2019		23,375	INR	1,609,903	0	(254)
	04/2019		11,750	JPY	1,307,400	46	0
	04/2019		36,906	NZD	53,807	0	(264)
	04/2019		15,225	TRY	82,923	0	(662)
	05/2019	JPY	2,495,000	$	22,920	321	0
	05/2019	$	466	ARS	21,626	9	0
	05/2019		12,352	TRY	69,265	0	(478)
	06/2019	INR	4,286,913	$	59,392	0	(1,735)
	06/2019	TRY	28,288		4,874	106	0
	06/2019	$	40,127	COP	126,481,864	0	(600)
	06/2019		32,054	MXN	629,101	0	(80)
	07/2019	RON	22,018	$	5,227	74	0
	07/2019	$	14,805	CNH	101,425	276	0
	08/2019	MXN	629,101	$	31,811	74	0
	08/2019	$	51,587	MXN	1,012,159	0	(526)
	10/2019		1,735	INR	127,696	62	0
	03/2020	RON	35,084	EUR	7,065	0	(3)
BRC	04/2019	JPY	11,252,100	$	102,201	457	0
	04/2019	TRY	70,584		12,133	0	(263)
	04/2019	$	2,015	CAD	2,711	14	0
	04/2019		64,038	EUR	56,448	0	(712)
	04/2019		106,495	JPY	11,750,900	19	(488)
	04/2019		12,493	KRW	14,007,776	0	(161)
	05/2019	JPY	2,000,000	$	18,376	260	0
	05/2019	$	25,759	ZAR	372,333	0	(68)
	06/2019	EUR	3,085	TRY	19,940	0	(119)
	06/2019	MXN	542,231	$	27,544	0	(16)
	08/2019		747,110		38,115	426	0
CBK	04/2019	CAD	11,428		8,508	0	(44)
	04/2019	CNH	132,106		19,494	0	(155)
	04/2019	DKK	19,540		2,978	42	0
	04/2019	EUR	234,730		265,681	2,370	0
	04/2019	GBP	68,534		90,594	1,331	0
	04/2019	JPY	73,181,145		662,873	2,572	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	MXN	132,006	$	6,801	$15	$0
	04/2019	NOK	366,173		42,375	0	(81)
	04/2019	PEN	130,562		39,405	114	(6)
	04/2019	SEK	59,912	EUR	5,766	25	0
	04/2019		25,690	$	2,791	28	0
	04/2019	$	20	ARS	875	0	(1)
	04/2019		34,921	AUD	49,211	55	(33)
	04/2019		104,390	CAD	137,983	40	(1,172)
	04/2019		1,521	DKK	9,883	0	(36)
	04/2019		105,323	EUR	93,408	0	(542)
	04/2019		49,388	GBP	37,504	0	(541)
	04/2019		719,519	JPY	79,398,827	152	(3,253)
	04/2019		36,998	MXN	717,849	0	(92)
	04/2019		85,130	NOK	739,045	560	0
	04/2019		11,400	SEK	107,127	123	0
	05/2019	EUR	18,582	$	21,688	745	0
	05/2019	JPY	76,132,500		692,114	3,056	0
	06/2019	EUR	1,287	TRY	8,327	0	(48)
	06/2019	GBP	9,924	$	13,300	325	0
	06/2019	HKD	71,948		9,191	3	0
	06/2019	MXN	86,870		4,421	6	0
	06/2019	TRY	32,109	EUR	4,957	179	0
	06/2019	$	6,662	COP	21,204,174	0	(35)
	06/2019		386,642	EUR	332,265	0	(11,467)
	07/2019	CNH	104,468	$	15,500	0	(34)
	07/2019	$	14,790	CNH	101,425	291	0
	08/2019	MXN	717,849	$	36,318	105	0
	09/2019	EUR	4,780	TRY	32,471	0	(274)
	03/2020	RON	35,336	EUR	7,117	0	(1)
DUB	04/2019	SEK	37,096		3,602	51	0
FBF	04/2019	ARS	89,487	$	2,222	158	0
	04/2019	EUR	7,736	SEK	79,347	0	(145)
	04/2019	$	2,264	ARS	89,487	0	(200)
GLM	04/2019	ARS	97,275	$	2,234	0	(10)
	04/2019	AUD	123,119		87,707	467	(181)
	04/2019	CHF	44,155		44,297	0	(50)
	04/2019	CNY	19,335		2,773	0	(105)
	04/2019	GBP	375,132		498,924	10,333	0
	04/2019	JPY	4,726,057		42,551	0	(95)
	04/2019	MXN	585,843		30,192	73	0
	04/2019	RUB	595,656		9,013	0	(45)
	04/2019	$	2,255	ARS	97,275	0	(12)
	04/2019		148,152	AUD	209,007	253	0
	04/2019		42,746	CAD	56,109	0	(758)
	04/2019		46,163	EUR	40,787	0	(410)
	04/2019		59,660	GBP	45,109	0	(908)
	04/2019		71,002	INR	4,915,959	0	(401)
	05/2019	AUD	193,853	$	137,492	0	(238)
	05/2019	EUR	941,936		1,060,875	1,486	0
	05/2019	JPY	1,335,000		12,258	166	0
	05/2019	$	3,819	ARS	172,371	14	(43)
	05/2019		502	MXN	9,500	0	(15)
	06/2019	CNH	391,071	$	58,078	0	(79)
	06/2019	KRW	147,050,995		131,178	1,643	0
	06/2019	$	176,133	EUR	150,425	0	(6,282)
	06/2019		394	HUF	111,534	0	(2)
	06/2019		14,733	KRW	16,706,908	0	(16)
	06/2019		66,653	RUB	4,457,424	589	0
	08/2019	MXN	368,946	$	18,826	214	0

48	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	04/2019	ARS	90,030	$	2,078	$2	$0
	04/2019	CAD	404,819		306,791	3,854	0
	04/2019	CNH	212,679		31,436	0	(198)
	04/2019	DKK	26,820		4,123	93	0
	04/2019	EUR	619,777		707,449	12,214	0
	04/2019	KRW	34,523,869		30,447	54	0
	04/2019	PLN	126,870		33,960	902	0
	04/2019	TRY	36,947		6,463	0	(26)
	04/2019	$	2,276	ARS	90,030	0	(200)
	04/2019		23,644	CAD	31,463	0	(100)
	04/2019		110	CHF	109	0	0
	04/2019		8,653	CNH	58,645	70	0
	04/2019		1,213	DKK	7,900	0	(26)
	04/2019		11,863	GBP	8,948	0	(209)
	04/2019		18,310	JPY	2,032,100	25	0
	04/2019		20,332	NOK	174,677	0	(80)
	04/2019		14,569	NZD	21,396	2	0
	04/2019		87,611	RUB	5,836,693	1,151	0
	05/2019	TRY	38,625	$	6,606	0	(16)
	05/2019	$	22,321	EUR	18,488	0	(1,484)
	05/2019		254	ZAR	3,491	0	(13)
	06/2019	HKD	139,333	$	17,799	6	0
	06/2019	$	115,261	KRW	130,374,171	0	(416)
	06/2019		346	THB	10,996	1	0
	07/2019	CNH	702,978	$	103,020	0	(1,508)
	07/2019	$	106,459	CNH	730,648	2,183	0
	10/2019	INR	2,325,305	$	31,636	0	(1,079)
	10/2019	$	39,336	INR	2,894,497	1,388	0
IND	04/2019	CNH	58,801	$	8,482	0	(264)
	04/2019	$	273,477	SEK	2,548,457	630	0
	05/2019	SEK	2,548,457	$	274,116	0	(625)
JPM	04/2019	CAD	41,540		31,130	78	(35)
	04/2019	CNH	203,620		30,048	0	(239)
	04/2019	GBP	24,191		31,921	412	0
	04/2019	JPY	11,252,100		101,890	364	0
	04/2019	NOK	793,040		92,229	538	(259)
	04/2019	NZD	77,278		52,967	340	0
	04/2019	PEN	14,901		4,508	23	0
	04/2019	SEK	1,109,069		119,374	277	(201)
	04/2019	$	42,411	AUD	59,918	138	(5)
	04/2019		86,129	CHF	85,915	184	(25)
	04/2019		6,803	DKK	44,080	0	(180)
	04/2019		53,718	JPY	5,973,912	188	0
	04/2019		32,259	NOK	275,450	0	(321)
	04/2019		43,207	NZD	62,516	0	(633)
	04/2019		31,897	SEK	294,438	0	(226)
	05/2019	CHF	10,985	$	11,089	24	0
	05/2019	GBP	1,956		2,551	0	(1)
	05/2019	SEK	177,976		19,211	24	0
	05/2019	$	1,146	AUD	1,615	1	0
	06/2019	TRY	4,609	EUR	704	17	0
	07/2019	BRL	455,894	$	119,667	4,006	0
	07/2019	CNH	30,807		4,527	0	(53)
	07/2019	$	7,015	DKK	46,265	0	(7)
	08/2019		98,305	MXN	1,955,817	361	0
MSB	04/2019	CNH	19,335	$	2,852	0	(24)
	04/2019	$	54,254	CNH	373,210	1,258	0
	04/2019		2,851	CNY	19,335	27	0
	05/2019		383	ARS	16,246	0	(25)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2019	EUR	585	TRY	3,787	$0	$(22)
	07/2019	CNH	95,245	$	13,936	0	(226)
	03/2020	RON	35,393	EUR	7,124	0	(7)
MYI	04/2019	AUD	152,988	$	108,581	0	(48)
	04/2019	CAD	59,017		44,341	177	0
	04/2019	CHF	64,756		64,177	0	(862)
	04/2019	EUR	84,180		95,933	1,497	0
	04/2019	SEK	2,659,957		287,823	1,723	0
	04/2019	$	21,422	AUD	30,173	3	0
	04/2019		10,541	EUR	9,288	0	(121)
	04/2019		21,421	NOK	183,107	0	(190)
	04/2019		75,154	SEK	691,940	0	(724)
	06/2021		805	EUR	630	0	(54)
NAB	04/2019		107,493	SEK	1,002,483	332	0
	05/2019	SEK	1,002,483	$	107,743	0	(332)
NGF	04/2019	CNH	72,262		10,429	0	(319)
	04/2019	$	6,286	IDR	89,850,555	0	(1)
	09/2019	TRY	32,528	EUR	4,780	265	0
RYL	03/2020	RON	10,442		2,105	1	0
SCX	04/2019	BRL	50,456	$	12,948	62	0
	04/2019	CAD	28,976		21,592	0	(92)
	04/2019	CNH	70,000		10,076	0	(336)
	04/2019	EUR	3,067,979		3,505,004	63,497	0
	04/2019	GBP	16,843		22,088	150	0
	04/2019	JPY	3,603,065		32,765	253	0
	04/2019	NZD	128,304		88,116	749	(8)
	04/2019	RUB	2,922,669		44,039	0	(408)
	04/2019	SEK	1,037,908		113,130	1,494	0
	04/2019	$	13,474	BRL	50,456	0	(587)
	04/2019		38,450	CNH	265,125	985	0
	04/2019		21,119	EUR	18,655	0	(191)
	04/2019		466,668	GBP	352,527	0	(7,519)
	04/2019		156,272	JPY	17,204,600	0	(1,038)
	04/2019		1	KRW	1,124	0	0
	04/2019		46,019	NZD	67,712	93	0
	04/2019		4,452	TRY	25,427	14	0
	05/2019	CZK	26,926	$	1,182	11	0
	05/2019	GBP	348,168		461,634	7,455	0
	05/2019	NZD	67,712		46,043	0	(95)
	05/2019	TRY	26,116		4,475	0	(3)
	06/2019	TWD	781,742		25,414	7	0
	06/2019	$	26,675	IDR	380,736,778	0	(271)
	06/2019		24,666	TWD	758,423	0	(17)
SOG	04/2019	CAD	4,369	$	3,250	0	(19)
	07/2019	RON	184,026	EUR	37,780	0	(278)
SSB	04/2019	$	1,057	CAD	1,413	1	0
	04/2019		1,338	CHF	1,348	16	0
	04/2019		64,793	EUR	56,848	0	(1,023)
	04/2019		5,852	GBP	4,446	0	(61)
	04/2019		15,500	SEK	144,175	7	0
	06/2019	MYR	44,280	$	10,864	11	0
	08/2019		20,020		4,912	8	0
TOR	04/2019	$	18,255	KRW	20,514,969	0	(195)
	05/2019		284	CLP	186,290	0	(10)
	06/2019		8,658	COP	27,020,235	0	(214)
	08/2019		28,523	MXN	559,701	0	(287)
UAG	04/2019	JPY	24,135,155	$	219,203	1,435	0
	04/2019	$	220,545	CAD	296,089	1,027	0
	04/2019		21	CHF	21	0	0

50	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	$	5,978	RUB	395,388	$35	$0
	05/2019	CAD	296,089	$	220,715	0	(1,030)
	05/2019	EUR	2,760,448		3,108,651	3,992	0
	06/2019	JPY	33,510,000		303,115	0	(1,028)

Total Forward Foreign Currency Contracts						$155,963	$(63,733)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC EUR versus SEK	SEK	10.250	09/04/2019	47,350	$336	$461
BPS	Call - OTC USD versus INR	INR	82.000	10/16/2019	6,900	51	9
BRC	Call - OTC EUR versus USD	$	1.308	09/22/2021	8,100	498	151
	Put - OTC EUR versus USD		1.308	09/22/2021	8,100	594	983
CBK	Call - OTC EUR versus USD		1.291	06/24/2021	373	23	7
	Put - OTC EUR versus USD		1.291	06/24/2021	400	29	45
GLM	Put - OTC EUR versus SEK	SEK	10.250	09/04/2019	45,700	292	445
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	54,180	231	211
	Call - OTC USD versus INR	INR	82.000	10/16/2019	165,700	1,171	216
MSB	Call - OTC EUR versus USD	$	1.291	06/24/2021	7,456	455	132
	Put - OTC EUR versus USD		1.291	06/24/2021	7,456	541	830
MYI	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	42,454	170	165

Total Purchased Options						$4,391	$3,655

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	21,500	$(22)	$(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	27,700	(27)	(17)
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	24,400	(26)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	98,900	(87)	(59)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	22,700	(22)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	22,000	(21)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	23,800	(23)	(1)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	14,200	(13)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	37,700	(35)	(11)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	23,000	(39)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	25,500	(49)	(1)

						$(364)	$(90)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Put - OTC USD versus INR	INR	72.000	10/16/2019	2,300	$(47)	$(68)
BRC	Put - OTC USD versus CNH	CNH	6.675	04/11/2019	700	(2)	(1)
	Call - OTC USD versus CNH		6.775	04/11/2019	700	(2)	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	25,430	$(423)	$(1,278)
	Put - OTC GBP versus USD	$	1.315	06/14/2019	28,225	(896)	(859)
HUS	Put - OTC USD versus CNH	CNH	6.700	04/29/2019	54,300	(139)	(186)
	Call - OTC USD versus CNH		6.800	04/29/2019	54,300	(129)	(85)
	Put - OTC USD versus INR	INR	72.000	10/16/2019	55,200	(1,056)	(1,632)
MYI	Put - OTC USD versus CNH	CNH	6.675	04/11/2019	53,000	(135)	(53)
	Call - OTC USD versus CNH		6.775	04/11/2019	53,000	(135)	(51)
	Put - OTC USD versus MXN	MXN	18.500	05/23/2019	28,000	(142)	(34)
NGF	Call - OTC EUR versus TRY	TRY	7.300	09/04/2019	23,263	(652)	(1,830)

						$(3,758)	$(6,078)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,400	$(83)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.460%	04/05/2019	91,600	$(160)	$(740)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.760	04/05/2019	91,600	(141)	0
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.460	04/05/2019	19,500	(36)	(158)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.760	04/05/2019	19,500	(25)	0

							$(362)	$(898)

Total Written Options							$(4,567)	$(7,066)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.109%	$	4,500	$(156)	$29	$0	$(127)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109		16,740	(598)	125	0	(473)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263		14,700	(363)	(80)	0	(443)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.346		29,700	(566)	(228)	0	(794)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109		26,260	(909)	166	0	(743)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.263		47,500	(1,188)	(243)	0	(1,431)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.109		25,300	(898)	183	0	(715)

52	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

Counterparty	Reference Entity	Fixed (Pay) Rate		Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
											Asset	Liability
GST	China Government International Bond	(1.000	) %	Quarterly	06/20/2023	0.346%	$	11,800	$(228)	$(88)	$0	$(316)
	Japan Government International Bond	(1.000)		Quarterly	06/20/2022	0.109		31,100	(1,092)	213	0	(879)
HUS	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.263		27,200	(678)	(142)	0	(820)
JPM	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.263		13,100	(314)	(81)	0	(395)

									$(6,990)	$(146)	$0	$(7,136)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.710%	$	2,100	$(105)	$47	$0	$(58)
CBK	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710		1,900	(96)	44	0	(52)
GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984		17,200	(761)	(34)	0	(795)
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710		2,300	(129)	66	0	(63)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862		200	(12)	5	0	(7)

								$(1,103)	$128	$0	$(975)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	Quarterly	06/20/2022	EUR	42,900	$2,244	$(2,338)	$0	$(94)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Floating rate equal to 3-Month EUR-LIBOR less 0.270% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	56,300	$	63,720	$1,129	$(1,774)	$0	$(645)
GLM	Floating rate equal to 3-Month EUR-LIBOR less 0.283% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		355,100		401,902	6,676	(10,761)	0	(4,085)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Floating rate equal to 3-Month EUR-LIBOR less 0.299% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	317,600	$	359,460	$7,622	$(11,290)	$0	$(3,668)
MYC	Floating rate equal to 3-Month EUR-LIBOR less 0.270% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		459,000		519,496	9,146	(14,409)	0	(5,263)
TOR	Floating rate equal to 3-Month EUR-LIBOR less 0.265% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		467,200		528,777	8,363	(13,713)	0	(5,350)

									$32,936	$(51,947)	$0	$(19,011)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.725%	Quarterly	03/20/2024	KRW	112,970,000	$0	$502	$502	$0
	Pay	3-Month KRW-KORIBOR	1.770	Quarterly	03/20/2029		28,208,000	0	333	333	0
	Pay	3-Month KRW-KORIBOR	1.788	Quarterly	03/20/2029		97,580,000	0	1,295	1,295	0
BPS	Pay	1-Year ILS-TELBOR	1.180	Annual	01/30/2024	ILS	108,600	0	479	479	0
SCX	Pay	3-Month KRW-KORIBOR	1.795	Quarterly	03/20/2029	KRW	19,543,000	0	272	272	0

								$0	$2,881	$2,881	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	$28,100	$196	$(713)	$0	$(517)
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	35,300	2	(638)	0	(636)
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	12/20/2019	39,900	9	(251)	0	(242)

								$207	$(1,602)	$0	$(1,395)

Total Swap Agreements								$27,294	$(53,024)	$2,881	$(28,611)

54	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
BOA	2,895	461	2,130	5,486	(3,089)	(758)	(185)	(4,032)	1,454	(1,600)	(146)
BPS	8,172	9	479	8,660	(4,913)	(127)	(1,010)	(6,050)	2,610	(1,420)	1,190
BRC	1,176	1,134	0	2,310	(1,827)	(2)	(2,968)	(4,797)	(2,487)	2,832	345
CBK	12,137	52	0	12,189	(17,815)	(2,138)	(1,412)	(21,365)	(9,176)	11,462	2,286
DUB	51	0	0	51	0	0	0	0	51	(180)	(129)
FBF	158	0	0	158	(345)	0	0	(345)	(187)	275	88
GLM	15,238	445	0	15,683	(9,650)	(158)	(7,753)	(17,561)	(1,878)	4,138	2,260
GST	0	0	0	0	0	(12)	(3,385)	(3,397)	(3,397)	3,611	214
HUS	21,945	427	0	22,372	(5,355)	(1,903)	(820)	(8,078)	14,294	(16,250)	(1,956)
IND	630	0	0	630	(889)	0	0	(889)	(259)	284	25
JPM	6,975	0	0	6,975	(2,185)	0	(465)	(2,650)	4,325	(4,855)	(530)
MSB	1,285	962	0	2,247	(304)	0	0	(304)	1,943	(960)	983
MYC	0	0	0	0	0	0	(5,263)	(5,263)	(5,263)	(3,140)	(8,403)
MYI	3,400	165	0	3,565	(1,999)	(138)	0	(2,137)	1,428	(2,560)	(1,132)
NAB	332	0	0	332	(332)	0	0	(332)	0	0	0
NGF	265	0	0	265	(320)	(1,830)	0	(2,150)	(1,885)	1,924	39
RYL	1	0	0	1	0	0	0	0	1	0	1
SCX	74,770	0	272	75,042	(10,565)	0	0	(10,565)	64,477	(58,720)	5,757
SOG	0	0	0	0	(297)	0	0	(297)	(297)	358	61
SSB	43	0	0	43	(1,084)	0	0	(1,084)	(1,041)	1,003	(38)
TOR	0	0	0	0	(706)	0	(5,350)	(6,056)	(6,056)	5,187	(869)
UAG	6,489	0	0	6,489	(2,058)	0	0	(2,058)	4,431	749	5,180

Total Over the Counter	$155,963	$3,655	$2,881	$162,499	$(63,733)	$(7,066)	$(28,611)	$(99,410)

(o)

Securities with an aggregate market value of $36,312 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,354	$6,354
Swap Agreements	0	327	0	0	10,535	10,862

	$0	$327	$0	$0	$16,889	$17,216

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$155,963	$0	$155,963
Purchased Options	0	0	0	3,655	0	3,655
Swap Agreements	0	0	0	0	2,881	2,881

	$0	$0	$0	$159,618	$2,881	$162,499

	$0	$327	$0	$159,618	$19,770	$179,715

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$262	$262
Futures	0	0	0	0	7,811	7,811
Swap Agreements	0	1,918	0	0	16,464	18,382

	$0	$1,918	$0	$0	$24,537	$26,455

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$63,733	$0	$63,733
Written Options	0	90	0	6,078	898	7,066
Swap Agreements	0	8,205	0	19,011	1,395	28,611

	$0	$8,295	$0	$88,822	$2,293	$99,410

	$0	$10,213	$0	$88,822	$26,830	$125,865

56	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(159)	$(159)
Written Options	0	0	0	0	1,502	1,502
Futures	0	0	0	0	10,153	10,153
Swap Agreements	0	(27,359)	0	0	157,552	130,193

	$0	$(27,359)	$0	$0	$169,048	$141,689

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$419,244	$0	$419,244
Purchased Options	0	0	0	648	0	648
Written Options	0	1,962	0	13,841	217	16,020
Swap Agreements	0	(2,228)	0	(18,994)	(2,279)	(23,501)

	$0	$(266)	$0	$414,739	$(2,062)	$412,411

	$0	$(27,625)	$0	$414,739	$166,986	$554,100

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$43	$43
Futures	0	0	0	0	(21,372)	(21,372)
Swap Agreements	0	12,808	0	0	(50,660)	(37,852)

	$0	$12,808	$0	$0	$(71,989)	$(59,181)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$110,922	$0	$110,922
Purchased Options	0	0	0	638	0	638
Written Options	0	(169)	0	(5,996)	(536)	(6,701)
Swap Agreements	0	277	0	(55,047)	(1,439)	(56,209)

	$0	$108	$0	$50,517	$(1,975)	$48,650

	$0	$12,916	$0	$50,517	$(73,964)	$(10,531)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$12,778	$0	$12,778
Australia
Asset-Backed Securities	0	7,298	0	7,298
Non-Agency Mortgage-Backed Securities	0	2,946	0	2,946
Sovereign Issues	0	7,309	0	7,309
Brazil
Corporate Bonds & Notes	0	49,286	0	49,286
Loan Participations and Assignments	0	0	5,957	5,957
Sovereign Issues	0	114,713	0	114,713
Canada
Corporate Bonds & Notes	0	149,586	0	149,586

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Non-Agency Mortgage-Backed Securities	$0	$27,908	$0	$27,908
Sovereign Issues	0	208,872	0	208,872
Cayman Islands
Asset-Backed Securities	0	315,974	0	315,974
Corporate Bonds & Notes	0	37,236	0	37,236
China
Sovereign Issues	0	57,283	0	57,283
Denmark
Corporate Bonds & Notes	0	282,073	0	282,073
France
Corporate Bonds & Notes	0	135,071	0	135,071
Sovereign Issues	0	233,150	0	233,150
Germany
Asset-Backed Securities	0	4,303	0	4,303
Corporate Bonds & Notes	0	258,210	0	258,210
Guernsey, Channel Islands
Corporate Bonds & Notes	0	17,079	0	17,079
Hong Kong
Corporate Bonds & Notes	0	11,340	0	11,340
India
Corporate Bonds & Notes	0	5,322	0	5,322
Indonesia
Corporate Bonds & Notes	0	1,280	0	1,280
Ireland
Asset-Backed Securities	0	57,262	0	57,262
Corporate Bonds & Notes	0	23,205	0	23,205
Sovereign Issues	0	32,850	0	32,850
Israel
Sovereign Issues	0	13,640	0	13,640
Italy
Corporate Bonds & Notes	0	24,731	0	24,731
Sovereign Issues	0	254,147	0	254,147
Japan
Corporate Bonds & Notes	0	144,365	0	144,365
Sovereign Issues	0	1,196,719	0	1,196,719
Jersey, Channel Islands
Corporate Bonds & Notes	0	740	0	740
Kuwait
Sovereign Issues	0	62,182	0	62,182
Lithuania
Sovereign Issues	0	15,458	0	15,458
Luxembourg
Asset-Backed Securities	0	3,367	0	3,367
Corporate Bonds & Notes	0	20,758	0	20,758
Malaysia
Sovereign Issues	0	4,345	0	4,345
Netherlands
Asset-Backed Securities	0	17,078	0	17,078
Corporate Bonds & Notes	0	98,656	0	98,656
Non-Agency Mortgage-Backed Securities	0	1,346	0	1,346
New Zealand
Sovereign Issues	0	7,460	0	7,460
Norway
Corporate Bonds & Notes	0	29,485	0	29,485
Sovereign Issues	0	6,711	0	6,711
Peru
Sovereign Issues	0	58,480	0	58,480
Poland
Sovereign Issues	0	33,200	0	33,200

58	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Qatar
Corporate Bonds & Notes	$0	$8,676	$0	$8,676
Loan Participations and Assignments	0	0	47,601	47,601
Sovereign Issues	0	126,798	0	126,798
Saudi Arabia
Sovereign Issues	0	135,372	0	135,372
Singapore
Corporate Bonds & Notes	0	37,929	0	37,929
Slovenia
Sovereign Issues	0	22,042	0	22,042
South Korea
Sovereign Issues	0	3,821	0	3,821
Spain
Corporate Bonds & Notes	0	25,840	0	25,840
Non-Agency Mortgage-Backed Securities	0	248	0	248
Sovereign Issues	0	192,615	0	192,615
Supranational
Corporate Bonds & Notes	0	35,692	0	35,692
Sweden
Corporate Bonds & Notes	0	421,903	0	421,903
Switzerland
Corporate Bonds & Notes	0	127,980	0	127,980
Sovereign Issues	0	11,477	0	11,477
United Arab Emirates
Corporate Bonds & Notes	0	9,925	0	9,925
Sovereign Issues	0	19,876	0	19,876
United Kingdom
Corporate Bonds & Notes	0	554,549	0	554,549
Non-Agency Mortgage-Backed Securities	0	326,400	0	326,400
Preferred Securities	0	3,654	0	3,654
Sovereign Issues	0	270,577	0	270,577
United States
Asset-Backed Securities	0	422,190	0	422,190
Corporate Bonds & Notes	0	750,494	0	750,494
Loan Participations and Assignments	0	23,313	0	23,313
Municipal Bonds & Notes	0	15,625	0	15,625
Non-Agency Mortgage-Backed Securities	0	252,067	0	252,067
U.S. Government Agencies	0	1,670,854	0	1,670,854
U.S. Treasury Obligations	0	635,049	0	635,049
Short-Term Instruments
Repurchase Agreements	0	23,357	0	23,357
Argentina Treasury Bills	0	286	0	286
Japan Treasury Bills	0	433,489	0	433,489
Malaysia Treasury Bills	0	11,358	0	11,358
	$0	$10,618,658	$53,558	$10,672,216

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,446,611	$0	$0	$1,446,611
Total Investments	$1,446,611	$10,618,658	$53,558	$12,118,827

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(109,619)	$0	$(109,619)
United States
U.S. Government Agencies	0	(3,644)	0	(3,644)
	$0	$(113,263)	$0	$(113,263)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$6,354	$10,862	$0	$17,216
Over the counter	0	162,499	0	162,499

	$6,354	$173,361	$0	$179,715

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7,811)	(18,644)	0	(26,455)
Over the counter	0	(99,410)	0	(99,410)

	$(7,811)	$(118,054)	$0	$(125,865)

Total Financial Derivative Instruments	$(1,457)	$55,307	$0	$53,850

Totals	$1,445,154	$10,560,702	$53,558	$12,059,414

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

60	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO International Bond Fund (U.S. Dollar-Hedged) (formerly PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2019	61

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

62	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after

ANNUAL REPORT	MARCH 31, 2019	63

Notes to Financial Statements (Cont.)

December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded

64	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2019

options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

ANNUAL REPORT	MARCH 31, 2019	65

Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

66	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2019

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities

ANNUAL REPORT	MARCH 31, 2019	67

Notes to Financial Statements (Cont.)

exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt

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instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$388,843	$12,055	$0	$0	$(2,097)	$398,801	$11,600	$455

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$156,482	$3,693,728	$(2,802,900)	$198	$302	$1,047,810	$9,138	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations,

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Notes to Financial Statements (Cont.)

even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined

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by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and

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Notes to Financial Statements (Cont.)

principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which

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are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no

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additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative

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Notes to Financial Statements (Cont.)

instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full

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Notes to Financial Statements (Cont.)

exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery

78	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

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value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ANNUAL REPORT	MARCH 31, 2019	79

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is

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equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

ANNUAL REPORT	MARCH 31, 2019	81

Notes to Financial Statements (Cont.)

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

ANNUAL REPORT	MARCH 31, 2019	83

Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

ANNUAL REPORT	MARCH 31, 2019	85

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any

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expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$247,579	$19,650

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	87

Notes to Financial Statements (Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$16,603,589	$15,924,319	$3,568,377	$2,349,408

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	256,448	$2,758,448	155,754		$1,658,162

I-2	91,756	986,186	84,220		895,841

I-3	5,204	56,026	0		0

Administrative Class	2,890	31,084	3,714		39,520

Class D	0	0	32,830		349,059

Class A	44,013	473,124	111,673	(a)	1,199,504	(a)

Class C	1,631	17,539	1,007		10,709

Class R	2,378	25,573	1,754		18,680

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	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Issued as reinvestment of distributions

Institutional Class	15,815	$169,553	6,668		$71,045

I-2	2,703	28,973	1,132		12,060

I-3	65	701	0		0

Administrative Class	279	2,991	127		1,349

Class D	0	0	1,074		11,426

Class A	3,060	32,794	448		4,779

Class C	117	1,248	25		262

Class R	132	1,411	40		426

Cost of shares redeemed

Institutional Class	(134,511)	(1,446,399)	(127,575)		(1,356,888)

I-2	(57,629)	(619,483)	(56,857)		(605,196)

I-3	(1,219)	(13,079)	0		0

Administrative Class	(4,036)	(43,409)	(2,105)		(22,369)

Class D	0	0	(146,046	)(a)	(1,564,744	)(a)

Class A	(59,846)	(643,341)	(22,712)		(241,738)

Class C	(1,961)	(21,085)	(3,870)		(40,991)

Class R	(1,507)	(16,203)	(997)		(10,602)

Net increase (decrease) resulting from Fund share transactions	165,782	$1,782,652	40,304		$430,294

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 95,508 Class D shares in the amount of 1,027,591 converted into Class A shares of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

ANNUAL REPORT	MARCH 31, 2019	89

Notes to Financial Statements (Cont.)

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$413,664	$0	$(32,900)	$(3,707)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$12,132,549	$652,363	$(679,471)	$(27,108)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, convertible preferred securities sale/buyback transactions, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and Lehman securities.

90	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2019

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$278,933	$10,148	$0	$124,714	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO International Bond Fund (U.S. Dollar-Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Fund (U.S. Dollar-Hedged) (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

92	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DBL	Deutsche Bank AG London	NAB	National Australia Bank Ltd.
DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.
FBF	Credit Suisse International	RYL	Royal Bank of Scotland PLC
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
GRE	RBS Securities, Inc.	SOG	Societe Generale Paris
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	Toronto Dominion Bank
JML	JP Morgan Securities Plc	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	NOK	Norwegian Krone
AUD	Australian Dollar	NZD	New Zealand Dollar
BRL	Brazilian Real	NAB	National Australia Bank Ltd.
CAD	Canadian Dollar	NGF	Nomura Global Financial Products, Inc.
CHF	Swiss Franc	RYL	Royal Bank of Scotland Group PLC
CLP	Chilean Peso	SCX	Standard Chartered Bank
CNH	Chinese Renminbi	SOG	Societe Generale
CNY	Chinese Renminbi (Mainland)	SSB	State Street Bank and Trust Co.
COP	Colombian Peso	TDM	TD Securities (USA) LLC
CZK	Czech Koruna	TOR	Toronto Dominion Bank
DKK	Danish Krone	UAG	UBS AG Stamford
EUR	Euro	PEN	Peruvian New Sol
GBP	British Pound	PLN	Polish Zloty
HKD	Hong Kong Dollar	RON	Romanian New Leu
HUF	Hungarian Forint	RUB	Russian Ruble
IDR	Indonesian Rupiah	SEK	Swedish Krona
ILS	Israeli Shekel	SGD	Singapore Dollar
INR	Indian Rupee	THB	Thai Baht
JPY	Japanese Yen	TRY	Turkish New Lira
KRW	South Korean Won	TWD	Taiwanese Dollar
MXN	Mexican Peso	USD (or $)	United States Dollar
MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate
BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR
CDX.HY	Credit Derivatives Index - High Yield	US0001M	1 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate

ANNUAL REPORT	MARCH 31, 2019	93

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali	OIS	Overnight Index Swap
CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
KORIBOR	Korea Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
LIBOR	London Interbank Offered Rate

94	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only)  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.00%	0.00%	$151,263	$15,630

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	MARCH 31, 2019	95

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

96	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2019	97

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

98	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2019	99

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

100	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3019AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO Investment Grade Credit Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(a) Prior to July 30, 2018, the PIMCO Investment Grade Credit Bond Fund was named the PIMCO Investment Grade Corporate Bond Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO INVESTMENT GRADE CREDIT BOND FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO Investment Grade Credit Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Investment Grade Credit Bond Fund (formerly PIMCO Investment Grade Corporate Bond Fund) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of

4	PIMCO INVESTMENT GRADE CREDIT BOND FUND

LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Investment Grade Credit Bond Fund	04/28/00	04/28/00	04/30/08	04/27/18	09/30/02	07/30/04	07/30/04	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund.

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. As of December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Investment Grade Credit Bond Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Credit Bond Fund Institutional Class	4.91%	4.78%	7.93%	7.38%
PIMCO Investment Grade Credit Bond Fund I-2	4.81%	4.68%	7.83%	7.28%
PIMCO Investment Grade Credit Bond Fund I-3	4.77%	4.63%	7.77%	7.22%
PIMCO Investment Grade Credit Bond Fund Administrative Class	4.65%	4.52%	7.66%	7.11%
PIMCO Investment Grade Credit Bond Fund Class A	4.50%	4.37%	7.50%	6.95%
PIMCO Investment Grade Credit Bond Fund Class A (adjusted)	0.59%	3.57%	7.09%	6.74%
PIMCO Investment Grade Credit Bond Fund Class C	3.72%	3.59%	6.71%	6.16%
PIMCO Investment Grade Credit Bond Fund Class C (adjusted)	2.72%	3.59%	6.71%	6.16%
Bloomberg Barclays U.S. Credit Index	4.89%	3.61%	6.22%	5.83%
Lipper Corporate Debt Funds BBB-Rated Funds Average	4.35%	3.24%	6.20%	5.53%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, 0.69% for I-2 shares, 0.79% for I-3 shares, 0.84% for Administrative Class shares, 0.99% for Class A shares, and 1.74% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Institutional Class - PIGIX	I-2 - PBDPX	I-3 - PCNNX	Administrative Class - PGCAX
Class A - PBDAX	Class C - PBDCX

Allocation Breakdown as of 03/31/2019†§

Banking & Finance	34.1%
Industrials	22.3%
U.S. Treasury Obligations	18.3%
U.S. Government Agencies	9.3%
Utilities	7.1%
Loan Participations and Assignments	3.6%
Short-Term Instruments‡	2.1%
Asset-Backed Securities	1.4%
Sovereign Issues	1.4%
Other	0.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	A curve flattening position contributed to performance, as the curve flattened.

»	Overweight exposure to pipelines contributed to performance, as the pipelines sector outperformed the broader investment grade market.

»	Underweight exposure to utilities contributed to performance, as the utilities sector underperformed the broader investment grade market.

»	Underweight exposure to manufacturing contributed to performance, as the manufacturing sector underperformed the broader investment grade market.

»	Overweight exposure to media cable contributed to performance, as the media sector outperformed the broader investment grade market.

»	Overweight exposure to the Argentine peso detracted from performance, as the currency depreciated.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO Investment Grade Credit Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,053.30	$4.56	$1,000.00	$1,020.49	$4.48	0.89%
I-2	1,000.00	1,052.80	5.07	1,000.00	1,020.00	4.99	0.99
I-3	1,000.00	1,052.60	5.32	1,000.00	1,019.75	5.24	1.04
Administrative Class	1,000.00	1,052.00	5.83	1,000.00	1,019.25	5.74	1.14
Class A	1,000.00	1,051.20	6.60	1,000.00	1,018.50	6.49	1.29
Class C	1,000.00	1,047.30	10.41	1,000.00	1,014.76	10.25	2.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg Barclays U.S. Credit Index	Bloomberg Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Barclays Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO Investment Grade Credit Bond Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$10.29	$0.39	$0.10	$0.49	$(0.39)	$(0.02)	$(0.02)	$(0.43)

03/31/2018	10.36	0.37	0.03	0.40	(0.39)	(0.08)	0.00	(0.47)

03/31/2017	10.15	0.38	0.23	0.61	(0.40)	0.00	0.00	(0.40)

03/31/2016	10.78	0.39	(0.35)	0.04	(0.50)	(0.17)	0.00	(0.67)

03/31/2015	10.46	0.39	0.50	0.89	(0.41)	(0.16)	0.00	(0.57)

I-2

03/31/2019	10.29	0.38	0.10	0.48	(0.38)	(0.02)	(0.02)	(0.42)

03/31/2018	10.36	0.36	0.03	0.39	(0.38)	(0.08)	0.00	(0.46)

03/31/2017	10.15	0.37	0.23	0.60	(0.39)	0.00	0.00	(0.39)

03/31/2016	10.78	0.38	(0.35)	0.03	(0.49)	(0.17)	0.00	(0.66)

03/31/2015	10.46	0.38	0.50	0.88	(0.40)	(0.16)	0.00	(0.56)

I-3

04/27/2018 - 03/31/2019	10.17	0.35	0.22	0.57	(0.35)	(0.02)	(0.02)	(0.39)

Administrative Class

03/31/2019	10.29	0.36	0.10	0.46	(0.36)	(0.02)	(0.02)	(0.40)

03/31/2018	10.36	0.34	0.04	0.38	(0.37)	(0.08)	0.00	(0.45)

03/31/2017	10.15	0.36	0.22	0.58	(0.37)	0.00	0.00	(0.37)

03/31/2016	10.78	0.36	(0.35)	0.01	(0.47)	(0.17)	0.00	(0.64)

03/31/2015	10.46	0.36	0.51	0.87	(0.39)	(0.16)	0.00	(0.55)

Class A

03/31/2019	10.29	0.34	0.11	0.45	(0.35)	(0.02)	(0.02)	(0.39)

03/31/2018	10.36	0.32	0.04	0.36	(0.35)	(0.08)	0.00	(0.43)

03/31/2017	10.15	0.34	0.22	0.56	(0.35)	0.00	0.00	(0.35)

03/31/2016	10.78	0.35	(0.35)	0.00	(0.46)	(0.17)	0.00	(0.63)

03/31/2015	10.46	0.35	0.50	0.85	(0.37)	(0.16)	0.00	(0.53)

Class C

03/31/2019	10.29	0.27	0.10	0.37	(0.27)	(0.02)	(0.02)	(0.31)

03/31/2018	10.36	0.24	0.04	0.28	(0.27)	(0.08)	0.00	(0.35)

03/31/2017	10.15	0.26	0.23	0.49	(0.28)	0.00	0.00	(0.28)

03/31/2016	10.78	0.27	(0.35)	(0.08)	(0.38)	(0.17)	0.00	(0.55)

03/31/2015	10.46	0.27	0.50	0.77	(0.29)	(0.16)	0.00	(0.45)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.35	4.91%	$6,523,295	0.77%		0.77%		0.50%		0.50%		3.84%		149%

10.29	3.88	7,360,972	0.59		0.59		0.50		0.50		3.48		84

10.36	6.03	6,332,729	0.51		0.51		0.50		0.50		3.64		133

10.15	0.52	4,152,882	0.53		0.53		0.50		0.50		3.78		87

10.78	8.75	4,015,131	0.51		0.51		0.50		0.50		3.62		86

10.35	4.81	3,310,855	0.87		0.87		0.60		0.60		3.75		149

10.29	3.78	2,748,140	0.69		0.69		0.60		0.60		3.39		84

10.36	5.92	1,509,819	0.61		0.61		0.60		0.60		3.58		133

10.15	0.42	1,157,268	0.63		0.63		0.60		0.60		3.70		87

10.78	8.64	491,896	0.61		0.61		0.60		0.60		3.52		86

10.35	5.71	62,801	0.92	*	0.97	*	0.65	*	0.70	*	3.82	*	149

10.35	4.65	104,992	1.02		1.02		0.75		0.75		3.55		149

10.29	3.62	217,578	0.84		0.84		0.75		0.75		3.23		84

10.36	5.76	177,286	0.76		0.76		0.75		0.75		3.48		133

10.15	0.27	333,505	0.78		0.78		0.75		0.75		3.54		87

10.78	8.48	174,403	0.76		0.76		0.75		0.75		3.38		86

10.35	4.50	1,397,045	1.17		1.17		0.90		0.90		3.43		149

10.29	3.47	1,768,405	0.99		0.99		0.90		0.90		3.09		84

10.36	5.60	1,004,734	0.91		0.91		0.90		0.90		3.28		133

10.15	0.12	950,098	0.93		0.93		0.90		0.90		3.38		87

10.78	8.32	995,694	0.91		0.91		0.90		0.90		3.23		86

10.35	3.72	413,202	1.92		1.92		1.65		1.65		2.68		149

10.29	2.70	535,919	1.74		1.74		1.65		1.65		2.33		84

10.36	4.82	582,565	1.66		1.66		1.65		1.65		2.52		133

10.15	(0.63)	535,409	1.68		1.68		1.65		1.65		2.63		87

10.78	7.51	563,939	1.66		1.66		1.65		1.65		2.48		86

ANNUAL REPORT	MARCH 31, 2019	13

Statement of Assets and Liabilities PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands, except per share amounts†)

Assets:

Investments, at value
Investments in securities*	$14,999,271
Investments in Affiliates	283,228

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,854
Over the counter	42,062
Cash	4,438
Deposits with counterparty	15,029
Foreign currency, at value	11,950
Receivable for investments sold	7,217
Receivable for investments sold on a delayed-delivery basis	131,382
Receivable for TBA investments sold	1,284,211
Receivable for Fund shares sold	19,048
Interest and/or dividends receivable	127,292
Dividends receivable from Affiliates	210
Reimbursement receivable from PIMCO	3

Total Assets	16,930,195

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$547,646
Payable for sale-buyback transactions	1,474,734

Financial Derivative Instruments
Exchange-traded or centrally cleared	5,378
Over the counter	27,320
Payable for investments purchased	249,378
Payable for investments in Affiliates purchased	210
Payable for TBA investments purchased	2,677,689
Payable for unfunded loan commitments	9,668
Deposits from counterparty	77,457
Payable for Fund shares redeemed	35,118
Distributions payable	7,246
Accrued investment advisory fees	2,468
Accrued supervisory and administrative fees	2,981
Accrued distribution fees	284
Accrued servicing fees	378
Other liabilities	50

Total Liabilities	5,118,005

Net Assets	$11,812,190

Net Assets Consist of:

Paid in capital	$11,782,243
Distributable earnings (accumulated loss)	29,947

Net Assets	$11,812,190

Cost of investments in securities	$14,824,792
Cost of investments in Affiliates	$283,219
Cost of foreign currency held	$12,088
Cost or premiums of financial derivative instruments, net	$16,128

* Includes repurchase agreements of:	$8,786

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$6,523,295
I-2	3,310,855
I-3	62,801
Administrative Class	104,992
Class A	1,397,045
Class C	413,202

Shares Issued and Outstanding:

Institutional Class	630,494
I-2	320,002
I-3	6,070
Administrative Class	10,148
Class A	135,028
Class C	39,937

Net Asset Value Per Share Outstanding:

Institutional Class	$10.35
I-2	10.35
I-3	10.35
Administrative Class	10.35
Class A	10.35
Class C	10.35

ANNUAL REPORT	MARCH 31, 2019	15

Statement of Operations PIMCO Investment Grade Credit Bond Fund

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$554,229
Dividends	6,181
Dividends from Investments in Affiliates	1,048
Total Income	561,458

Expenses:

Investment advisory fees	30,437
Supervisory and administrative fees	36,499
Distribution and/or servicing fees - Administrative Class	348
Distribution fees - Class C	3,460
Servicing fees - Class A	3,699
Servicing fees - Class C	1,154
Trustee fees	71
Interest expense	32,956
Miscellaneous expense	2
Total Expenses	108,626
Waiver and/or Reimbursement by PIMCO	(18)
Net Expenses	108,608

Net Investment Income (Loss)	452,850

Net Realized Gain (Loss):

Investments in securities	(167,786)
Investments in Affiliates	18
Exchange-traded or centrally cleared financial derivative instruments	(31,828)
Over the counter financial derivative instruments	71,043
Short sales	(225)
Foreign currency	(1,258)

Net Realized Gain (Loss)	(130,036)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	229,393
Investments in Affiliates	8
Exchange-traded or centrally cleared financial derivative instruments	(14,310)
Over the counter financial derivative instruments	430
Foreign currency assets and liabilities	(4,429)

Net Change in Unrealized Appreciation (Depreciation)	211,092

Net Increase (Decrease) in Net Assets Resulting from Operations	$533,906

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$452,850	$382,091
Net realized gain (loss)	(130,036)	107,275
Net change in unrealized appreciation (depreciation)	211,092	(107,347)

Net Increase (Decrease) in Net Assets Resulting from Operations	533,906	382,019

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(285,249)	(298,492)
I-2	(122,824)	(104,647)
I-3	(1,465)	0
Administrative Class	(5,263)	(8,636)
Class D	0	(29,377	)(a)
Class A	(54,193)	(44,169)
Class C	(13,489)	(18,878)

Tax basis return of capital
Institutional Class	(9,832)	0
I-2	(4,991)	0
I-3	(95)	0
Administrative Class	(158)	0
Class D	0	0	(a)
Class A	(2,106)	0
Class C	(623)	0

Total Distributions(b)	(500,288)	(504,199)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(852,442)	2,486,213

Total Increase (Decrease) in Net Assets	(818,824)	2,364,033

Net Assets:

Beginning of year	12,631,014	10,266,981
End of year	$11,812,190	$12,631,014

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	17

Schedule of Investments PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.7%

AECOM Technology Corp.
4.249% (LIBOR03M + 1.750%) due 03/13/2025 ~	$3,355	$3,304

Alphabet Holding Co., Inc.
5.999% (LIBOR03M + 3.500%) due 09/26/2024 ~	1,576	1,465

Altra Industrial Motion Corp.
4.499% (LIBOR03M + 2.000%) due 10/01/2025 ~	3,896	3,840

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~	15,500	15,473

Ancestry.com Operations, Inc.
5.750% (LIBOR03M + 3.250%) due 10/19/2023 ~	12,959	12,894

Avolon Holdings Ltd.
4.488% (LIBOR03M + 2.000%) due 01/15/2025 ~	15,777	15,675

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(k)	12,354	12,503

Caesars Entertainment Operating Co.
4.499% (LIBOR03M + 2.000%) due 10/06/2024 ~	988	966

Caesars Resort Collection LLC
5.249% (LIBOR03M + 2.750%) due 12/22/2024 ~	16,096	15,938

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	7,831	7,845

CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~	315	309

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~	8,122	8,078

Citadel Securities LP
5.999% (LIBOR03M + 3.500%) due 02/22/2026 «~	7,000	7,009

CityCenter Holdings LLC
4.749% (LIBOR03M + 2.250%) due 04/18/2024 ~	5,087	4,994

CPG International, Inc.
6.633% (LIBOR03M + 3.750%) due 05/05/2024 «~	11,552	11,466

Crown Americas LLC
4.484% (LIBOR03M + 2.000%) due 04/03/2025 ~	215	215

CSC Holdings LLC
4.984% (LIBOR03M + 2.500%) due 01/25/2026 ~	6,154	6,029

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delos Finance SARL
4.351% (LIBOR03M + 1.750%) due 10/06/2023 ~	$43,500	$43,495

Delta Air Lines, Inc.
4.501% (LIBOR03M + 1.900%) due 09/30/2019 ~(k)	9,426	9,439

Diamond Resorts Corp.
6.249% (LIBOR03M + 3.750%) due 09/02/2023 «~	7,112	6,739

FrontDoor, Inc.
5.000% (LIBOR03M + 2.500%) due 08/14/2025 «~	5,174	5,161

Gardner Denver, Inc.
5.249% (LIBOR03M + 2.750%) due 07/30/2024 ~	1,084	1,084

HCA, Inc.
4.249% (LIBOR03M + 1.750%) due 03/17/2023 ~	1,341	1,341

Intelsat Jackson Holdings S.A.
6.240% (LIBOR03M + 3.750%) due 11/27/2023 ~	14,200	13,960

Las Vegas Sands LLC
4.249% (LIBOR03M + 1.750%) due 03/27/2025 ~	142,325	140,012

Level 3 Financing, Inc.
4.736% (LIBOR03M + 2.250%) due 02/22/2024 ~	14,034	13,893

Marriott Ownership Resorts, Inc.
4.749% (LIBOR03M + 2.250%) due 08/29/2025 ~	5,187	5,168

MGM Resorts International
4.749% (LIBOR03M + 2.250%) due 12/21/2023 ~	1,900	1,892

NCI Building Systems, Inc.
6.547% (LIBOR03M + 3.750%) due 04/12/2025 «~	17,533	16,744

Norwegian Air Shuttle
4.110% - 4.250% (LIBOR03M + 2.000%) due 06/24/2026 «~(k)	11,221	10,902
5.860% - 6.110% (LIBOR03M + 4.500%) due 06/24/2021 «~(k)	5,072	5,023

Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ	9,668	9,689

Qatar National Bank SAQ
3.583% (LIBOR03M + 0.900%) due 12/22/2020 «~	5,000	4,969

RegionalCare Hospital Partners Holdings, Inc.
6.982% (LIBOR03M + 4.500%) due 11/16/2025 ~	8,579	8,509

RPI Finance Trust
4.499% (LIBOR03M + 2.000%) due 03/27/2023 ~	14,068	13,999

18	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sedgwick Claims Management Services, Inc.
5.749% (LIBOR03M + 3.250%) due 12/31/2025 ~	$798	$783

Sequa Mezzanine Holdings LLC
7.776% (LIBOR03M + 5.000%) due 11/28/2021 ~	6,288	6,170

SS&C Technologies Holdings Europe SARL
4.749% (LIBOR03M + 2.250%) due 04/16/2025 ~	2,330	2,314

SS&C Technologies, Inc.
4.749% (LIBOR03M + 2.250%) due 04/16/2025 ~	7,917	7,859

Stars Group Holdings BV
6.101% (LIBOR03M + 3.500%) due 07/10/2025 ~	5,787	5,785

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~	9,000	8,932

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	25,300	25,117

TEX Operations Co. LLC
4.499% (LIBOR03M + 2.000%) due 08/04/2023 ~	7,169	7,146

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~	23,100	23,065

Univision Communications, Inc.
5.249% (LIBOR03M + 2.750%) due 03/15/2024 ~	7,178	6,781

Verscend Holding Corp.
6.999% (LIBOR03M + 4.500%) due 08/24/2025 ~	7,463	7,411

Vistra Operations Co. LLC
4.749% (LIBOR03M + 2.250%) due 12/14/2023 ~	978	973

Western Digital Corp.
4.101% (LIBOR03M + 1.500%) due 02/27/2023 ~	1,560	1,522

Westmoreland Coal Co.
TBD% due 12/16/2020 ^(d)	394	179
4.522% - 10.913% (LIBOR03M + 8.250%) due 05/21/2019 «~	1,312	1,325

Wyndham Hotels & Resorts, Inc.
4.249% (LIBOR03M + 1.750%) due 05/30/2025 ~	6,766	6,691

Total Loan Participations and Assignments (Cost $556,338)		552,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 81.5%

BANKING & FINANCE 43.5%

AerCap Ireland Capital DAC
3.300% due 01/23/2023	$3,500	$3,439
3.500% due 01/15/2025	7,600	7,339
3.750% due 05/15/2019	1,335	1,336
3.875% due 01/23/2028	6,700	6,274
4.125% due 07/03/2023	15,200	15,396
4.250% due 07/01/2020	2,500	2,534
4.450% due 12/16/2021	7,600	7,800
4.450% due 04/03/2026 (b)	8,600	8,631
4.875% due 01/16/2024	7,200	7,492

AIA Group Ltd.
3.153% (US0003M + 0.520%) due 09/20/2021 ~	2,300	2,299

AIB Group PLC
4.750% due 10/12/2023	5,000	5,169

Air Lease Corp.
3.625% due 04/01/2027	8,741	8,240
4.250% due 02/01/2024	7,200	7,386

Aircastle Ltd.
4.400% due 09/25/2023	18,000	18,348

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025	4,300	4,287
3.900% due 06/15/2023	5,000	5,166
3.950% due 01/15/2028	600	605
4.300% due 01/15/2026	12,535	13,015

Alleghany Corp.
5.625% due 09/15/2020	1,000	1,037

Alpha Star Holding Ltd.
4.970% due 04/09/2019	10,300	10,296

Ambac LSNI LLC
7.592% due 02/12/2023 •	13,465	13,599

American Financial Group, Inc.
3.500% due 08/15/2026	27,350	26,437

American Homes 4 Rent LP
4.250% due 02/15/2028	13,667	13,552

American International Group, Inc.
4.375% due 01/15/2055	3,800	3,420
5.750% due 04/01/2048 •	400	391
6.250% due 05/01/2036	1,200	1,381

American Tower Corp.
2.800% due 06/01/2020	1,725	1,724
3.375% due 05/15/2024	7,000	7,044
3.375% due 10/15/2026	2,100	2,050
4.000% due 06/01/2025	19,400	19,990
4.400% due 02/15/2026	7,481	7,820
5.050% due 09/01/2020	400	412

Ardonagh Midco PLC
8.625% due 07/15/2023	13,100	11,266

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	19

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Assurant, Inc.
3.860% (US0003M + 1.250%) due 03/26/2021 ~		$9,500	$9,483
4.200% due 09/27/2023		2,000	2,040

Athene Global Funding
4.000% due 01/25/2022		7,200	7,384
4.038% (US0003M + 1.230%) due 07/01/2022 ~		23,800	23,920

AvalonBay Communities, Inc.
3.217% (US0003M + 0.430%) due 01/15/2021 ~		1,800	1,788

Aviation Capital Group LLC
3.500% due 11/01/2027		13,054	12,415
3.576% (US0003M + 0.950%) due 06/01/2021 ~		700	700
4.875% due 10/01/2025		6,275	6,469
6.750% due 04/06/2021		700	746
7.125% due 10/15/2020		10,350	10,929

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		15,400	15,663

Axis Bank Ltd.
3.250% due 05/21/2020		15,900	15,876

AXIS Specialty Finance PLC
4.000% due 12/06/2027		17,200	17,145

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(i)(j)	EUR	200	218
6.750% due 02/18/2020 •(i)(j)		8,600	9,904
8.875% due 04/14/2021 •(i)(j)		1,200	1,484

Banco BTG Pactual S.A.
5.500% due 01/31/2023		$17,633	17,624

Banco do Brasil S.A.
9.000% due 06/18/2024 •(i)(j)		3,130	3,318

Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		4,800	4,782

Banco General S.A.
4.125% due 08/07/2027		3,900	3,846

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027		9,600	9,300

Banco Santander Mexico S.A.
4.125% due 11/09/2022		10,000	10,130

Banco Santander S.A.
3.125% due 02/23/2023		600	594
3.848% due 04/12/2023		3,400	3,432
3.917% (US0003M + 1.120%) due 04/12/2023 ~		4,400	4,349
4.379% due 04/12/2028		3,000	3,044
6.250% due 09/11/2021 •(i)(j)	EUR	12,600	14,520

Banistmo S.A.
3.650% due 09/19/2022		$16,000	15,800

Bank of America Corp.
0.000% due 10/21/2025 ~	MXN	50,000	3,065
2.816% due 07/21/2023 •		$5,700	5,667

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.389% (US0003M + 0.790%) due 03/05/2024 ~		$1,639	$1,634
3.419% due 12/20/2028 •		28,245	27,670
3.779% (US0003M + 1.000%) due 04/24/2023 ~		17,700	17,847
3.970% due 03/05/2029 •		18,700	19,114
4.000% due 04/01/2024		8,539	8,896
5.875% due 03/15/2028 •(i)		49,100	49,892
8.050% due 06/15/2027		12,000	14,871

Bank of America N.A.
6.000% due 10/15/2036		4,600	5,714

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)	EUR	600	709

Bank of New York Mellon Corp.
3.000% due 02/24/2025		$7,000	7,009
3.450% due 08/11/2023		3,400	3,493

Banque Federative du Credit Mutuel S.A.
2.000% due 04/12/2019		9,600	9,598

Barclays Bank PLC
7.625% due 11/21/2022 (j)		39,011	42,447
14.000% due 06/15/2019 •(i)	GBP	400	534

Barclays PLC
2.375% due 10/06/2023 •		1,100	1,426
3.200% due 08/10/2021		$3,200	3,203
3.250% due 02/12/2027	GBP	3,000	3,959
3.650% due 03/16/2025		$1,000	978
4.063% (US0003M + 1.380%) due 05/16/2024 ~		21,200	20,589
4.114% (US0003M + 1.430%) due 02/15/2023 ~		13,200	13,129
4.338% due 05/16/2024 •		2,200	2,226
4.375% due 01/12/2026		30,065	30,283
4.408% (US0003M + 1.625%) due 01/10/2023 ~		6,700	6,695
4.610% due 02/15/2023 •		17,400	17,790
4.807% (US0003M + 2.110%) due 08/10/2021 ~		1,900	1,940
6.500% due 09/15/2019 •(i)(j)	EUR	4,200	4,764
7.250% due 03/15/2023 •(i)(j)	GBP	7,565	10,195
7.750% due 09/15/2023 •(i)(j)		$1,500	1,503
7.875% due 09/15/2022 •(i)(j)	GBP	200	273
8.000% due 12/15/2020 •(i)(j)	EUR	600	726
8.000% due 06/15/2024 •(i)(j)		$6,200	6,347

BBVA Bancomer S.A.
5.125% due 01/18/2033 •(j)		20,600	19,019

BGC Partners, Inc.
5.125% due 05/27/2021		21,000	21,444

Blackstone CQP Holdco LP
6.000% due 08/18/2021		11,100	11,100
6.500% due 03/20/2021		60,932	60,932

Blackstone Holdings Finance Co. LLC
4.450% due 07/15/2045		2,300	2,252
5.000% due 06/15/2044		3,900	4,117

20	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNP Paribas S.A.
3.500% due 03/01/2023		$18,400	$18,420
4.400% due 08/14/2028		14,100	14,534
7.375% due 08/19/2025 •(i)(j)		1,200	1,275

BOC Aviation Ltd.
3.000% due 03/30/2020		400	400

BPCE S.A.
3.837% (US0003M + 1.240%) due 09/12/2023 ~		4,300	4,289
4.000% due 09/12/2023		11,350	11,539
4.000% due 04/15/2024		1,000	1,032
4.625% due 09/12/2028		5,150	5,389

Brighthouse Financial, Inc.
3.700% due 06/22/2027		8,800	7,946

Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(i)		8,000	7,379

Brixmor Operating Partnership LP
3.250% due 09/15/2023		5,200	5,150
3.650% due 06/15/2024		2,200	2,197
3.786% (US0003M + 1.050%) due 02/01/2022 ~		5,000	4,983
3.850% due 02/01/2025		5,475	5,458
3.900% due 03/15/2027		300	295
4.125% due 06/15/2026		3,900	3,909

Brookfield Finance, Inc.
4.000% due 04/01/2024		17,000	17,260
4.850% due 03/29/2029		6,600	6,796

CaixaBank S.A.
5.250% due 03/23/2026 •(i)(j)	EUR	4,600	4,530

Camden Property Trust
3.500% due 09/15/2024		$800	813

Cantor Fitzgerald LP
6.500% due 06/17/2022		450	483
7.875% due 10/15/2019		26,675	27,328

CBL & Associates LP
4.600% due 10/15/2024		600	437
5.250% due 12/01/2023		1,900	1,477
5.950% due 12/15/2026		22,550	16,574

Charles Schwab Corp.
4.625% due 03/01/2022 •(i)		4,000	3,952
5.000% due 12/01/2027 •(i)		11,000	10,356

China Evergrande Group
6.250% due 06/28/2021		11,400	10,894
7.000% due 03/23/2020 (m)		13,500	13,453
8.250% due 03/23/2022		7,400	7,280

Chubb INA Holdings, Inc.
3.350% due 05/03/2026		7,000	7,135

CIT Group, Inc.
5.000% due 08/15/2022		3,518	3,672

Citigroup, Inc.
2.900% due 12/08/2021		15,700	15,697
3.200% due 10/21/2026		25,200	24,726

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 05/01/2026		$2,200	$2,191
3.537% (US0003M + 0.930%) due 06/07/2019 ~		2,300	2,304
3.573% (US0003M + 0.790%) due 01/10/2020 ~		36,100	36,240
3.649% (US0003M + 1.023%) due 06/01/2024 ~		23,500	23,548
3.700% due 01/12/2026		17,100	17,415
3.731% (US0003M + 0.960%) due 04/25/2022 ~		2,000	2,016
3.928% (US0003M + 1.190%) due 08/02/2021 ~		15,100	15,320
4.075% due 04/23/2029 •		5,800	5,957
6.300% due 05/15/2024 •(i)		16,800	17,104
8.125% due 07/15/2039		2,786	4,191

CME Group, Inc.
3.000% due 03/15/2025		3,300	3,322
5.300% due 09/15/2043		6,400	7,862

CoBank ACB
6.250% due 10/01/2026 •(i)		9,300	9,812

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		2,411	2,318

Cooperatieve Rabobank UA
3.470% (US0003M + 0.860%) due 09/26/2023 ~		2,900	2,887
3.875% due 09/26/2023		11,700	12,058
4.625% due 05/23/2029	GBP	9,600	14,195
5.500% due 06/29/2020 •(i)(j)	EUR	4,439	5,170
6.625% due 06/29/2021 •(i)(j)		4,600	5,632
6.875% due 03/19/2020 (j)		15,300	18,284

Corestate Capital Holding S.A.
3.500% due 04/15/2023		1,100	1,224

Corporate Office Properties LP
5.000% due 07/01/2025		$13,800	14,405

Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		8,100	8,205
7.250% due 04/04/2021 (m)		1,700	1,722
7.500% due 03/09/2020		19,600	20,013

Credit Agricole S.A.
3.750% due 04/24/2023		2,400	2,429
3.799% (US0003M + 1.020%) due 04/24/2023 ~		1,100	1,092
7.500% due 06/23/2026 •(i)(j)	GBP	300	427

Credit Suisse AG
6.500% due 08/08/2023 (j)		$38,355	41,181

Credit Suisse Group AG
3.574% due 01/09/2023		13,650	13,707
3.837% (US0003M + 1.240%) due 06/12/2024 ~		16,600	16,516
3.869% due 01/12/2029 •		21,800	21,406
4.207% due 06/12/2024 •		31,550	32,349
7.500% due 07/17/2023 •(i)(j)		12,400	12,764

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,000	1,009

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.800% due 09/15/2022		$19,550	$19,934
3.800% due 06/09/2023		15,800	16,063
5.070% (US0003M + 2.290%) due 04/16/2021 ~		14,400	14,847

Crown Castle International Corp.
2.250% due 09/01/2021		6,555	6,465
3.200% due 09/01/2024		11,200	11,127
3.400% due 02/15/2021		600	605
4.000% due 03/01/2027		3,100	3,127
4.450% due 02/15/2026		6,800	7,112
5.250% due 01/15/2023		7,883	8,473

CubeSmart LP
4.375% due 02/15/2029		4,600	4,717

DBS Group Holdings Ltd.
3.085% (US0003M + 0.490%) due 06/08/2020 ~		3,200	3,205

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(i)		7,000	7,007

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	3,700	4,105
1.875% due 02/28/2020	GBP	1,400	1,821
2.700% due 07/13/2020		$4,779	4,729
2.850% due 05/10/2019		1,300	1,299
3.150% due 01/22/2021		2,600	2,562
3.300% due 11/16/2022		9,015	8,738
3.767% (US0003M + 0.970%) due 07/13/2020 ~		37,200	37,080
3.873% (US0003M + 1.190%) due 11/16/2022 ~		10,300	9,945
3.950% due 02/27/2023		3,800	3,753
4.028% (US0003M + 1.290%) due 02/04/2021 ~		7,200	7,143
4.250% due 10/14/2021		43,800	44,040
5.000% due 02/14/2022		500	511

Digital Realty Trust LP
3.400% due 10/01/2020		9,100	9,169

Discover Financial Services
4.100% due 02/09/2027		10,650	10,665
4.500% due 01/30/2026		6,900	7,095
5.200% due 04/27/2022		8,598	9,096

Doctors Co.
6.500% due 10/15/2023		12,300	12,904

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		3,106	3,153

E*TRADE Financial Corp.
4.500% due 06/20/2028		5,645	5,745
5.300% due 03/15/2023 •(i)		6,300	5,989
5.875% due 09/15/2026 •(i)		9,700	9,833

Eaton Vance Corp.
3.500% due 04/06/2027		1,200	1,205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	8,734	$9,369

Encina Business Credit, LLC
5.303% due 12/05/2025 «		$6,780	6,780

EPR Properties
4.500% due 04/01/2025		7,200	7,345
4.500% due 06/01/2027		2,100	2,120
4.750% due 12/15/2026		8,000	8,229
4.950% due 04/15/2028		5,500	5,728

ERP Operating LP
2.375% due 07/01/2019		5,200	5,195
4.500% due 06/01/2045		400	433

Essex Portfolio LP
3.375% due 04/15/2026		11,400	11,286
3.500% due 04/01/2025		1,875	1,882
3.625% due 08/15/2022		300	305
3.875% due 05/01/2024		3,900	3,998

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	16,400	19,337

Fidelity National Financial, Inc.
5.500% due 09/01/2022		$22,440	23,803

First American Financial Corp.
4.300% due 02/01/2023		9,400	9,570
4.600% due 11/15/2024		5,115	5,310

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		16,300	16,966

Ford Motor Credit Co. LLC
2.343% due 11/02/2020		10,250	10,038
2.459% due 03/27/2020		800	794
3.168% (US0003M + 0.430%) due 11/02/2020 ~		3,400	3,323
3.200% due 01/15/2021		300	296
3.387% (US0003M + 0.790%) due 06/12/2020 ~		12,425	12,326
3.470% due 04/05/2021		1,800	1,783
3.528% due 08/12/2019 •		500	500
3.532% (US0003M + 0.930%) due 09/24/2020 ~		21,500	21,415
3.605% (US0003M + 0.810%) due 04/05/2021 ~		1,300	1,270
3.818% (US0003M + 1.080%) due 08/03/2022 ~		19,400	18,555
5.584% due 03/18/2024		5,400	5,480
5.750% due 02/01/2021		9,700	9,995
5.875% due 08/02/2021		5,900	6,115
8.125% due 01/15/2020		7,374	7,644

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		5,200	5,304

Freedom Mortgage Corp.
8.125% due 11/15/2024		11,880	10,603
8.250% due 04/15/2025		8,400	7,497

22	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	$6,997	$6,912
4.418% due 11/15/2035	49,626	46,060

General Motors Financial Co., Inc.
3.200% due 07/13/2020	15,700	15,743
4.200% due 11/06/2021	18,000	18,352
5.100% due 01/17/2024	16,400	17,035

Global Bank Corp.
4.500% due 10/20/2021	2,500	2,529

GLP Capital LP
5.250% due 06/01/2025	15,400	16,172
5.300% due 01/15/2029	500	527
5.750% due 06/01/2028	6,300	6,788

Goldman Sachs Group, Inc.
2.905% due 07/24/2023 •	10,500	10,391
3.500% due 01/23/2025	15,795	15,761
3.649% (US0003M + 1.050%) due 06/05/2023 ~	23,000	23,038
3.750% due 05/22/2025	23,115	23,350
3.779% (US0003M + 1.000%) due 07/24/2023 ~	11,400	11,400
3.854% (US0003M + 1.170%) due 11/15/2021 ~	29,500	29,782
4.223% due 05/01/2029 •	44,100	45,169
4.421% (US0003M + 1.770%) due 02/25/2021 ~	21,700	22,234
5.750% due 01/24/2022	13,551	14,544

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	4,100	4,107

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	11,400	11,097

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	11,920	12,220

Grupo Aval Ltd.
4.750% due 09/26/2022	3,331	3,374

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	2,100	2,035

Hartford Financial Services Group, Inc.
5.125% due 04/15/2022	1,200	1,281

High Street Funding Trust
4.111% due 02/15/2028	3,500	3,556

Highwoods Realty LP
4.200% due 04/15/2029	4,000	4,065

Hospitality Properties Trust
4.375% due 02/15/2030	5,100	4,732
4.500% due 06/15/2023	1,200	1,216
5.000% due 08/15/2022	3,500	3,626

Host Hotels & Resorts LP
3.875% due 04/01/2024	5,600	5,626
4.000% due 06/15/2025	6,050	6,032
6.000% due 10/01/2021	6,100	6,456

HSBC Bank PLC
4.125% due 08/12/2020	19,878	20,245

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
2.950% due 05/25/2021		$1,500	$1,500
3.283% (US0003M + 0.600%) due 05/18/2021 ~		19,000	18,997
3.803% due 03/11/2025 •		3,000	3,047
3.950% due 05/18/2024 •		5,500	5,615
3.977% (US0003M + 1.380%) due 09/12/2026 ~		4,400	4,410
4.292% due 09/12/2026 •		4,500	4,647
4.300% due 03/08/2026		33,700	35,026
4.835% (US0003M + 2.240%) due 03/08/2021 ~		8,300	8,562
5.250% due 09/16/2022 •(i)(j)	EUR	3,900	4,632
5.875% due 09/28/2026 •(i)(j)	GBP	21,000	27,592
6.000% due 09/29/2023 •(i)(j)	EUR	23,035	28,851

HSBC USA, Inc.
2.250% due 06/23/2019		$4,700	4,695

Hudson Pacific Properties LP
4.650% due 04/01/2029		3,900	3,985

ICICI Bank Ltd.
3.500% due 03/18/2020		9,900	9,929
4.800% due 05/22/2019		6,000	6,022
5.750% due 11/16/2020		2,000	2,075

IFC Development Corporate Treasury Ltd.
2.375% due 05/21/2019		6,000	5,996

Industrial & Commercial Bank of China Ltd.
3.488% (US0003M + 0.750%) due 11/08/2020 ~		4,400	4,404

ING Bank NV
1.650% due 08/15/2019		2,300	2,291

ING Groep NV
3.600% (US0003M + 1.000%) due 10/02/2023 ~		11,300	11,277
4.100% due 10/02/2023		4,500	4,630
4.625% due 01/06/2026		5,800	6,094

Intercontinental Exchange, Inc.
3.750% due 12/01/2025		1,600	1,665

Intercorp Financial Services, Inc.
4.125% due 10/19/2027		5,500	5,375

International Lease Finance Corp.
6.250% due 05/15/2019		4,600	4,617
8.250% due 12/15/2020		10,600	11,459
8.625% due 01/15/2022		14,500	16,480

Intesa Sanpaolo SpA
3.375% due 01/12/2023		5,300	5,179
5.017% due 06/26/2024		6,890	6,666
5.710% due 01/15/2026		10,000	9,778

Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		2,000	2,066

iStar, Inc.
5.250% due 09/15/2022		3,350	3,308

Itau Unibanco Holding S.A.
6.125% due 12/12/2022 •(i)(j)		18,800	18,503

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jackson National Life Global Funding
2.500% due 06/27/2022		$7,300	$7,223

Jefferies Finance LLC
6.875% due 04/15/2022		2,750	2,778
7.250% due 08/15/2024		2,300	2,277
7.375% due 04/01/2020		28,775	28,847
7.500% due 04/15/2021		800	816

JPMorgan Chase & Co.
3.220% due 03/01/2025 •		14,300	14,334
3.225% (US0003M + 0.610%) due 06/18/2022 ~		12,700	12,691
3.300% due 04/01/2026		14,203	14,244
3.509% due 01/23/2029 •		4,400	4,379
3.540% due 05/01/2028 •		10,200	10,225
3.671% (US0003M + 0.900%) due 04/25/2023 ~		39,000	39,206
3.900% due 07/15/2025		7,150	7,417
4.005% due 04/23/2029 •		52,900	54,431
4.203% due 07/23/2029 •		24,400	25,499
6.221% (US0003M + 3.470%) due 04/30/2019 ~(i)		28,472	28,656

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		250	251

KBC Group NV
4.250% due 10/24/2025 •(i)(j)	EUR	8,800	9,049

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$2,500	2,497

Kilroy Realty LP
3.800% due 01/15/2023		4,800	4,882
4.375% due 10/01/2025		4,600	4,755

KSA Sukuk Ltd.
2.894% due 04/20/2022		13,800	13,737

Lazard Group LLC
3.750% due 02/13/2025		5,583	5,634
4.375% due 03/11/2029		7,800	7,883
4.500% due 09/19/2028		3,500	3,609

Legg Mason, Inc.
2.700% due 07/15/2019		6,300	6,296

Life Storage LP
3.875% due 12/15/2027		1,200	1,178

Lifestorage LP
3.500% due 07/01/2026		4,300	4,147

Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	2,300	2,633

Lloyds Bank PLC
3.300% due 05/07/2021		$38,050	38,368
7.500% due 04/02/2032 Ø		18,200	14,121

Lloyds Banking Group PLC
3.000% due 01/11/2022		3,800	3,780
3.413% (US0003M + 0.800%) due 06/21/2021 ~		1,100	1,100
3.574% due 11/07/2028 •		7,500	7,215
4.050% due 08/16/2023		12,400	12,657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 03/22/2028		$3,400	$3,488
6.375% due 06/27/2020 •(i)(j)	EUR	900	1,040
7.000% due 06/27/2019 •(i)(j)	GBP	8,700	11,357
7.500% due 09/27/2025 •(i)(j)		$10,000	10,156
7.625% due 06/27/2023 •(i)(j)	GBP	7,848	10,828

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$28,970	29,024

Manulife Financial Corp.
4.150% due 03/04/2026		550	580

Marsh & McLennan Cos., Inc.
3.500% due 06/03/2024		5,400	5,511
3.500% due 03/10/2025		10,750	11,046
3.875% due 03/15/2024		800	831
4.375% due 03/15/2029		7,600	8,059

MassMutual Global Funding
3.400% due 03/08/2026		4,600	4,681

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		5,400	5,636

Mercury General Corp.
4.400% due 03/15/2027		800	796

MetLife Capital Trust
7.875% due 12/15/2067		2,000	2,443

MetLife, Inc.
10.750% due 08/01/2069		4,000	6,047

MGIC Investment Corp.
5.750% due 08/15/2023		10,000	10,600

Mid-America Apartments LP
3.600% due 06/01/2027		300	299
3.750% due 06/15/2024		1,650	1,683
4.200% due 06/15/2028		5,900	6,109
4.300% due 10/15/2023		25,435	26,518

Mitsubishi UFJ Financial Group, Inc.
2.998% due 02/22/2022		4,000	4,011
3.455% due 03/02/2023		14,100	14,307
3.625% (US0003M + 0.860%) due 07/26/2023 ~		13,500	13,543
3.668% (US0003M + 1.060%) due 09/13/2021 ~		41,200	41,661
4.506% (US0003M + 1.880%) due 03/01/2021 ~		11,515	11,797

Mizuho Financial Group, Inc.
2.632% due 04/12/2021		8,000	7,957
3.481% (US0003M + 0.880%) due 09/11/2022 ~		21,000	21,102
3.748% (US0003M + 1.140%) due 09/13/2021 ~		5,200	5,261

Morgan Stanley
2.750% due 05/19/2022		6,500	6,466
3.247% (US0003M + 0.550%) due 02/10/2021 ~		800	801
3.691% (US0003M + 0.930%) due 07/22/2022 ~		13,300	13,374
3.737% due 04/24/2024 •		1,200	1,225

24	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 01/27/2026	$15,000	$15,362
3.941% (US0003M + 1.180%) due 01/20/2022 ~	15,000	15,155
3.958% (US0003M + 1.220%) due 05/08/2024 ~	11,900	11,994

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	5,600	5,512

MUFG Bank Ltd.
2.300% due 03/05/2020	19,600	19,525
2.850% due 09/08/2021	13,950	13,941

Multibank, Inc.
4.375% due 11/09/2022	2,400	2,421

Nasdaq, Inc.
3.850% due 06/30/2026	10,000	10,155
4.250% due 06/01/2024	9,100	9,498

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~	5,000	5,004

Nationstar Mortgage Holdings, Inc.
8.125% due 07/15/2023	4,800	4,956

Nationwide Building Society
4.302% due 03/08/2029 •	4,500	4,573

Navient Corp.
4.875% due 06/17/2019	207	207
5.875% due 03/25/2021	3,400	3,523
6.150% due 03/10/2021	1,300	1,251
6.500% due 06/15/2022	5,555	5,803
6.625% due 07/26/2021	800	838
7.250% due 01/25/2022	600	638
8.000% due 03/25/2020	1,800	1,877

Neuberger Berman Group LLC
4.500% due 03/15/2027	7,800	7,974

Newmark Group, Inc.
6.125% due 11/15/2023	5,600	5,779

Nissan Motor Acceptance Corp.
1.550% due 09/13/2019	3,700	3,678
2.987% (US0003M + 0.390%) due 09/28/2020 ~	3,400	3,379
3.687% (US0003M + 0.890%) due 01/13/2022 ~	3,200	3,176

Nordea Bank Abp
6.625% due 03/26/2026 •(i)(j)	5,000	5,011

Nuveen Finance LLC
4.125% due 11/01/2024	1,000	1,052

Office Properties Income Trust
4.250% due 05/15/2024	2,700	2,579

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023	8,075	8,247
4.950% due 04/01/2024	1,200	1,247

OMX Timber Finance Investments LLC
5.420% due 01/29/2020	6,800	6,889

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022	$2,000	$2,021
3.875% due 03/20/2027	1,900	1,952
4.125% due 02/01/2029	3,800	3,992

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	900	920

Physicians Realty LP
3.950% due 01/15/2028	3,800	3,677
4.300% due 03/15/2027	4,100	4,084

Pinnacol Assurance
8.625% due 06/25/2034 «(k)	6,000	5,869

Poly Real Estate Finance Ltd.
5.250% due 04/25/2019	7,700	7,717

Progressive Corp.
5.375% due 03/15/2023 •(i)	5,500	5,460

Protective Life Corp.
4.300% due 09/30/2028	10,900	11,181

Protective Life Global Funding
1.999% due 09/14/2021	14,850	14,531

Provident Funding Associates LP
6.375% due 06/15/2025	2,100	1,922

Quicken Loans, Inc.
5.250% due 01/15/2028	29,228	27,474

RBS Capital Trust
6.425% due 01/03/2034 •(i)	14,500	17,817

Regency Centers LP
3.600% due 02/01/2027	2,200	2,192

Reliance Standard Life Global Funding
3.050% due 01/20/2021	1,900	1,899
3.850% due 09/19/2023	5,500	5,619

Royal Bank of Canada
2.100% due 10/14/2020	2,000	1,987

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	1,100	1,106
4.152% (US0003M + 1.550%) due 06/25/2024 ~	23,500	23,207
4.154% (US0003M + 1.470%) due 05/15/2023 ~	3,400	3,388
4.269% due 03/22/2025 •	15,900	16,075
4.800% due 04/05/2026	9,050	9,417
5.076% due 01/27/2030 •	11,000	11,595
7.500% due 08/10/2020 •(i)(j)	2,300	2,349
8.625% due 08/15/2021 •(i)(j)	6,300	6,725

Santander Holdings USA, Inc.
3.700% due 03/28/2022	7,800	7,890
4.450% due 12/03/2021	14,800	15,247

Santander UK Group Holdings PLC
2.875% due 10/16/2020	6,700	6,697
2.875% due 08/05/2021	30,900	30,671
3.373% due 01/05/2024 •	9,600	9,424
3.823% due 11/03/2028 •	15,626	15,158
4.750% due 09/15/2025	38,261	38,094

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.796% due 11/15/2024 •		$15,000	$15,459
7.375% due 06/24/2022 •(i)(j)	GBP	2,630	3,535

Santander UK PLC
2.125% due 11/03/2020		$13,500	13,354
2.375% due 03/16/2020		950	947
3.246% (US0003M + 0.620%) due 06/01/2021 ~		11,000	10,997
3.400% due 06/01/2021		13,600	13,711

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		7,600	7,939

Scentre Group Trust
3.500% due 02/12/2025		3,300	3,301

Siam Commercial Bank PCL
3.500% due 04/07/2019		8,000	8,000

SL Green Operating Partnership LP
3.250% due 10/15/2022		1,926	1,920
3.663% (US0003M + 0.980%) due 08/16/2021 ~		10,200	10,157

SL Green Realty Corp.
4.500% due 12/01/2022		10,550	10,916

SLM Corp.
5.125% due 04/05/2022		4,800	4,728

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		300	295
4.125% due 07/15/2023		5,600	5,726

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		8,300	7,665

Spirit Realty LP
4.450% due 09/15/2026		7,000	6,948

Springleaf Finance Corp.
7.125% due 03/15/2026		6,100	6,222
7.750% due 10/01/2021		5,000	5,406
8.250% due 12/15/2020		4,100	4,413

State Bank of India
3.250% due 01/24/2022		12,500	12,457
3.622% due 04/17/2019		7,000	7,001

Stearns Holdings LLC
9.375% due 08/15/2020		12,213	11,480

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	10,650	13,978

STORE Capital Corp.
4.500% due 03/15/2028		$3,400	3,434
4.625% due 03/15/2029		3,000	3,048

Sumitomo Mitsui Banking Corp.
2.514% due 01/17/2020		9,800	9,787
3.090% (US0003M + 0.310%) due 10/18/2019 ~		3,000	3,003

Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		5,900	5,917
3.102% due 01/17/2023		14,000	14,060
3.621% (US0003M + 0.860%) due 07/19/2023 ~		4,700	4,719

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.901% (US0003M + 1.140%) due 10/19/2021 ~		$35,000	$35,434
4.281% (US0003M + 1.680%) due 03/09/2021 ~		30,000	30,649

Sunac China Holdings Ltd.
6.875% due 08/08/2020		2,200	2,216
8.375% due 01/15/2021		10,400	10,676
8.625% due 07/27/2020		4,100	4,215

Synchrony Financial
3.968% (US0003M + 1.230%) due 02/03/2020 ~		13,350	13,417
4.375% due 03/19/2024		6,900	7,000

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •		43,400	44,890

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,972	9,108
5.661% due 10/13/2041		3,343	5,168
5.801% due 10/13/2040		6,254	9,884

Trust F
5.250% due 12/15/2024		$2,000	2,060
5.250% due 01/30/2026		10,660	10,900
6.950% due 01/30/2044		5,683	5,960

U.S. Bancorp
5.300% due 04/15/2027 •(i)		5,500	5,601

UBS AG
2.450% due 12/01/2020		13,000	12,931
3.106% (US0003M + 0.480%) due 12/01/2020 ~		8,500	8,512
3.175% due 06/08/2020 •		37,700	37,857
5.125% due 05/15/2024 (j)		21,530	22,020
7.625% due 08/17/2022 (j)		40,917	45,030

UBS Group Funding Switzerland AG
3.634% (US0003M + 0.950%) due 08/15/2023 ~		24,000	23,903
4.125% due 09/24/2025		11,150	11,530

UDR, Inc.
3.500% due 01/15/2028		7,200	7,104
3.700% due 10/01/2020		3,000	3,032
3.750% due 07/01/2024		1,125	1,146
4.000% due 10/01/2025		14,200	14,607

UniCredit SpA
6.687% (US0003M + 3.900%) due 01/14/2022 ~		6,400	6,609
7.830% due 12/04/2023		45,500	50,710

Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019		8,700	8,749

VEREIT Operating Partnership LP
4.625% due 11/01/2025		12,500	12,948
4.875% due 06/01/2026		5,499	5,735

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	700	790

Vonovia Finance BV
5.000% due 10/02/2023		$1,100	1,143

26	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vornado Realty LP
3.500% due 01/15/2025	$6,200	$6,163

Washington Prime Group LP
3.850% due 04/01/2020	300	299
5.950% due 08/15/2024	27,050	25,389

WEA Finance LLC
3.150% due 04/05/2022	2,340	2,349
3.250% due 10/05/2020	10,250	10,316
3.750% due 09/17/2024	10,905	11,148

Wells Fargo & Co.
2.625% due 07/22/2022	41,600	41,324
3.000% due 04/22/2026	13,451	13,167
3.550% due 09/29/2025	19,850	20,224
3.584% due 05/22/2028 •	33,786	33,987
3.627% (US0003M + 0.930%) due 02/11/2022 ~	18,000	18,129
3.750% due 01/24/2024	3,800	3,914
3.889% (US0003M + 1.110%) due 01/24/2023 ~	41,950	42,383
3.955% (US0003M + 1.340%) due 03/04/2021 ~	14,550	14,808
3.974% (US0003M + 1.230%) due 10/31/2023 ~	11,181	11,365
4.400% due 06/14/2046	1,250	1,250
6.381% (US0003M + 3.770%) due 06/15/2019 ~(i)	3,413	3,439

Wells Fargo Bank N.A.
2.910% (SOFRRATE + 0.480%) due 03/25/2020 ~	6,250	6,258
3.258% (US0003M + 0.650%) due 12/06/2019 ~	7,500	7,532
3.271% (US0003M + 0.510%) due 10/22/2021 ~	4,500	4,511
3.625% due 10/22/2021	3,900	3,976

Welltower, Inc.
4.250% due 04/15/2028	2,500	2,581
4.950% due 01/15/2021	2,500	2,577

Weyerhaeuser Co.
3.250% due 03/15/2023	6,000	6,015
4.625% due 09/15/2023	4,430	4,679
7.125% due 07/15/2023	2,026	2,322
7.375% due 03/15/2032	19,459	25,739
7.950% due 03/15/2025	12,479	14,974
8.500% due 01/15/2025	12,449	15,711

WP Carey, Inc.
4.250% due 10/01/2026	9,100	9,259
4.600% due 04/01/2024	6,064	6,311

XLIT Ltd.
4.450% due 03/31/2025	1,800	1,877

Yingde Gases Investment Ltd.
6.250% due 01/19/2023	1,100	1,112

		5,137,943

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 28.9%

AbbVie, Inc.
2.850% due 05/14/2023	$17,385	$17,209
3.200% due 05/14/2026	8,250	8,035
3.600% due 05/14/2025	4,718	4,736

Activision Blizzard, Inc.
3.400% due 09/15/2026	4,700	4,613
3.400% due 06/15/2027	4,800	4,669

Adecoagro S.A.
6.000% due 09/21/2027	3,500	3,307

Aetna, Inc.
2.800% due 06/15/2023	6,253	6,147

Air Canada Pass-Through Trust
4.125% due 11/15/2026	7,710	7,875
5.375% due 11/15/2022	1,232	1,258

Alimentation Couche-Tard, Inc.
2.700% due 07/26/2022	7,200	7,131

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024	11,300	10,943

Allergan Funding SCS
3.850% due 06/15/2024	1,854	1,879
4.550% due 03/15/2035	12,302	12,083

Allergan Sales LLC
4.875% due 02/15/2021	12,942	13,322
5.000% due 12/15/2021	3,650	3,801

Altice Financing S.A.
7.500% due 05/15/2026	5,000	4,962

Altice France S.A.
8.125% due 02/01/2027	7,000	7,087

Altice Luxembourg S.A.
7.750% due 05/15/2022	7,200	7,218

America Movil S.A.B. de C.V.
5.000% due 03/30/2020	5,800	5,913

American Airlines Pass-Through Trust
3.350% due 04/15/2031	9,535	9,334
3.375% due 11/01/2028	7,701	7,598
3.600% due 04/15/2031	3,600	3,482
3.700% due 04/01/2028	2,839	2,852
4.000% due 01/15/2027	848	864
5.250% due 07/31/2022	1,328	1,365

American Builders & Contractors Supply Co., Inc.
5.875% due 05/15/2026	2,650	2,696

Amgen, Inc.
3.625% due 05/22/2024	5,000	5,148
4.663% due 06/15/2051	39,404	39,790

Andeavor Logistics LP
5.250% due 01/15/2025	6,300	6,548
6.375% due 05/01/2024	2,400	2,523
6.875% due 02/15/2023 •(i)	7,800	7,844

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	20,698	20,737

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anheuser-Busch InBev Worldwide, Inc.
4.750% due 01/23/2029	$900	$959
4.750% due 04/15/2058	14,739	14,099

Anthem, Inc.
3.650% due 12/01/2027	10,100	10,095

AP Moller - Maersk A/S
3.875% due 09/28/2025	2,200	2,153

Apple, Inc.
2.450% due 08/04/2026	11,700	11,314

Aptiv PLC
4.350% due 03/15/2029	10,100	10,281

Arrow Electronics, Inc.
3.250% due 09/08/2024	3,500	3,397

Ashtead Capital, Inc.
5.250% due 08/01/2026	600	616

Associated Materials LLC
9.000% due 01/01/2024	1,700	1,679

Autodesk, Inc.
3.600% due 12/15/2022	3,000	3,051

AutoNation, Inc.
3.350% due 01/15/2021	8,530	8,546

Bacardi Ltd.
4.700% due 05/15/2028	19,600	19,647
5.150% due 05/15/2038	10,700	10,248

Baidu, Inc.
2.875% due 07/06/2022 (m)	5,000	4,943
3.500% due 11/28/2022	5,000	5,035
3.875% due 09/29/2023	17,400	17,783
4.375% due 05/14/2024	8,100	8,414
4.375% due 03/29/2028	10,000	10,319

Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	1,200	1,169

BAT Capital Corp.
3.557% due 08/15/2027	6,800	6,451
4.390% due 08/15/2037	30,700	27,771

BAT International Finance PLC
2.750% due 06/15/2020	800	797

Baxalta, Inc.
2.875% due 06/23/2020	268	268

Bayer U.S. Finance LLC
2.750% due 07/15/2021	110	108
3.000% due 10/08/2021	10,957	10,874
3.375% due 07/15/2024	3,900	3,805
3.875% due 12/15/2023	6,000	6,052
4.250% due 12/15/2025	600	607

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	6,400	6,104

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	500	491

Boston Scientific Corp.
3.375% due 05/15/2022	4,000	4,057
3.850% due 05/15/2025	17,051	17,580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brambles USA, Inc.
5.350% due 04/01/2020	$1,100	$1,123

Braskem Finance Ltd.
5.375% due 05/02/2022	6,100	6,348
5.750% due 04/15/2021	300	312
6.450% due 02/03/2024	9,700	10,580

BRF GmbH
4.350% due 09/29/2026	2,090	1,837

BRF S.A.
3.950% due 05/22/2023 (m)	1,500	1,406

Broadcom Corp.
2.650% due 01/15/2023	4,320	4,210
3.625% due 01/15/2024	58,980	58,893
3.875% due 01/15/2027	5,000	4,785

Broadcom, Inc.
4.250% due 04/15/2026 (b)	7,600	7,544
4.750% due 04/15/2029 (b)	7,500	7,464

Bukit Makmur Mandiri Utama PT
7.750% due 02/13/2022	3,400	3,570

Burlington Northern Santa Fe LLC
3.400% due 09/01/2024	1,700	1,754

Caesars Resort Collection LLC
5.250% due 10/15/2025	9,500	9,191

Campbell Soup Co.
3.241% (US0003M + 0.630%) due 03/15/2021 ~	1,500	1,490
3.650% due 03/15/2023	13,516	13,719
3.950% due 03/15/2025	3,000	3,024
4.150% due 03/15/2028	11,500	11,478
4.800% due 03/15/2048	10,000	9,352

Canadian Pacific Railway Co.
6.125% due 09/15/2115	10,000	12,443

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	2,163	2,109

Celgene Corp.
4.350% due 11/15/2047	6,175	6,038
4.550% due 02/20/2048	1,411	1,439

Cenovus Energy, Inc.
5.250% due 06/15/2037	18,300	18,210
5.700% due 10/15/2019	4,365	4,428

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	13,800	14,060
4.500% due 01/15/2021	500	513

Central Nippon Expressway Co. Ltd.
2.170% due 08/05/2019	400	399

Charter Communications Operating LLC
3.750% due 02/15/2028	28,900	27,953
4.200% due 03/15/2028	10,600	10,538
4.464% due 07/23/2022	32,765	33,924
4.500% due 02/01/2024	600	625
4.908% due 07/23/2025	4,200	4,433
5.375% due 04/01/2038	8,600	8,671

28	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 05/01/2047	$6,900	$6,885
5.750% due 04/01/2048	15,590	16,345

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	10,900	11,459

China Merchants Finance Co. Ltd.
3.500% due 08/03/2020	2,000	2,003

Cigna Corp.
3.265% (US0003M + 0.650%) due 09/17/2021 ~	5,100	5,100
3.677% (US0003M + 0.890%) due 07/15/2023 ~	1,900	1,892

Cimarex Energy Co.
4.375% due 06/01/2024	33,442	34,781

Comcast Corp.
3.150% due 03/01/2026	6,500	6,478
3.417% (US0003M + 0.630%) due 04/15/2024 ~	11,700	11,717
3.700% due 04/15/2024	2,100	2,171
3.999% due 11/01/2049	9,131	8,917

Community Health Systems, Inc.
5.125% due 08/01/2021	1,525	1,507
6.250% due 03/31/2023	1,875	1,767
8.000% due 03/15/2026	2,400	2,302
8.625% due 01/15/2024	6,300	6,324

Conagra Brands, Inc.
3.511% (US0003M + 0.750%) due 10/22/2020 ~	2,500	2,498
4.300% due 05/01/2024	24,000	24,886

Concho Resources, Inc.
3.750% due 10/01/2027	3,500	3,478
4.300% due 08/15/2028	21,150	21,854

Constellation Brands, Inc.
2.700% due 05/09/2022	3,700	3,675

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)	3,621	1,358

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	438	448
4.750% due 07/12/2022	1,320	1,347
7.250% due 05/10/2021	9,258	9,457

Continental Resources, Inc.
4.375% due 01/15/2028	24,700	25,445
5.000% due 09/15/2022	6,437	6,492

Cox Communications, Inc.
3.250% due 12/15/2022	10,200	10,281

CRH America Finance, Inc.
3.950% due 04/04/2028	13,500	13,338

CRH America, Inc.
3.875% due 05/18/2025	3,200	3,214

Crown Americas LLC
4.750% due 02/01/2026	2,000	2,015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Castle Towers LLC
3.222% due 05/15/2042	$4,000	$4,016
4.241% due 07/15/2048	4,400	4,516

CSN Resources S.A.
6.500% due 07/21/2020 (m)	4,900	4,912

CVS Health Corp.
4.300% due 03/25/2028	50,100	50,857
5.125% due 07/20/2045	1,500	1,532

CVS Pass-Through Trust
4.163% due 08/11/2036	365	361
4.704% due 01/10/2036	8,656	8,998
5.789% due 01/10/2026	66	70
5.926% due 01/10/2034	400	445
6.036% due 12/10/2028	2,705	2,954
8.353% due 07/10/2031	382	472

D.R. Horton, Inc.
4.000% due 02/15/2020	2,950	2,975
5.750% due 08/15/2023	12,030	13,008

DAE Funding LLC
4.000% due 08/01/2020	1,200	1,206
5.000% due 08/01/2024	3,800	3,857
5.250% due 11/15/2021	200	204

Danone S.A.
1.691% due 10/30/2019	800	795
2.077% due 11/02/2021	13,279	13,028

Dell International LLC
4.000% due 07/15/2024	24,600	24,817
4.420% due 06/15/2021	59,152	60,718
4.900% due 10/01/2026	2,800	2,856
5.450% due 06/15/2023	40,200	42,863
6.020% due 06/15/2026	7,500	8,074

Diamond Resorts International, Inc.
7.750% due 09/01/2023	6,100	6,123

Discovery Communications LLC
2.200% due 09/20/2019	1,600	1,594

DISH DBS Corp.
5.125% due 05/01/2020	2,200	2,219
6.750% due 06/01/2021	19,488	20,141

DP World Crescent Ltd.
4.848% due 09/26/2028	19,800	20,729

DP World PLC
6.850% due 07/02/2037	5,720	6,899

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	925	937

eBay, Inc.
3.600% due 06/05/2027	19,400	18,946
4.000% due 07/15/2042	15,900	13,569

Edwards Lifesciences Corp.
4.300% due 06/15/2028	6,700	7,039

Embraer Netherlands Finance BV
5.050% due 06/15/2025	1,200	1,270

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~	$36,600	$36,587
6.250% due 03/01/2078 •	8,700	8,652

Energy Transfer Operating LP
4.050% due 03/15/2025	14,239	14,481
4.150% due 10/01/2020	5,240	5,327
4.750% due 01/15/2026	7,050	7,374
5.150% due 03/15/2045	1,250	1,207
5.300% due 04/15/2047	13,200	13,031
5.950% due 10/01/2043	1,000	1,058
6.050% due 06/01/2041	6,400	6,871
6.125% due 12/15/2045	4,300	4,690
6.500% due 02/01/2042	3,600	4,011
6.625% due 10/15/2036	290	328
7.500% due 07/01/2038	4,302	5,237

Energy Transfer Partners LP
4.500% due 11/01/2023	8,900	9,281
5.000% due 10/01/2022	2,550	2,691
5.750% due 09/01/2020	1,860	1,919
5.875% due 03/01/2022	9,278	9,924

Entergy Louisiana LLC
3.120% due 09/01/2027	4,300	4,262
4.050% due 09/01/2023	1,160	1,212

Enterprise Products Operating LLC
4.150% due 10/16/2028	21,130	22,274
4.250% due 02/15/2048	3,000	2,948
4.450% due 02/15/2043	6,890	6,944
4.875% due 08/16/2077 •	8,400	7,775
5.700% due 02/15/2042	15,002	17,598

EQM Midstream Partners LP
4.000% due 08/01/2024	21,160	20,724
4.750% due 07/15/2023	11,700	11,945
5.500% due 07/15/2028	1,800	1,822

EQT Corp.
3.000% due 10/01/2022	11,800	11,592
3.900% due 10/01/2027	11,600	10,865
4.875% due 11/15/2021	2,247	2,333

ERAC USA Finance LLC
2.600% due 12/01/2021	5,100	5,022
5.250% due 10/01/2020	1,100	1,135

Flex Ltd.
4.625% due 02/15/2020	1,100	1,114

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	2,800	2,888
7.900% due 05/15/2019	2,000	2,012

Fortune Brands Home & Security, Inc.
4.000% due 09/21/2023	12,400	12,755

Fox Corp.
3.666% due 01/25/2022	2,500	2,551
4.030% due 01/25/2024	13,600	14,120
4.709% due 01/25/2029	9,200	9,859

Freeport Minerals Corp.
9.500% due 06/01/2031	200	244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontera Energy Corp.
9.700% due 06/25/2023	$8,000	$8,400

GATX Corp.
2.500% due 07/30/2019	600	599
3.453% (US0003M + 0.720%) due 11/05/2021 ~	2,000	1,991

General Electric Co.
2.200% due 01/09/2020	440	437
3.100% due 01/09/2023	1,115	1,109
3.450% due 05/15/2024	1,000	996
5.000% due 01/21/2021 •(i)	36,700	34,260
5.550% due 05/04/2020	1,351	1,387
5.550% due 01/05/2026	33,200	35,203
5.875% due 01/14/2038	2,396	2,556
6.875% due 01/10/2039	1,108	1,314

General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~	3,975	3,971

Glencore Funding LLC
4.125% due 03/12/2024	10,300	10,420

Globo Comunicacao e Participacoes S.A.
4.875% due 04/11/2022	2,700	2,751

GTP Acquisition Partners LLC
2.350% due 06/15/2045	11,800	11,670

Gulfstream Natural Gas System LLC
4.600% due 09/15/2025	2,900	3,058

Harris Corp.
3.231% (US0003M + 0.480%) due 04/30/2020 ~	7,500	7,496

HCA, Inc.
4.750% due 05/01/2023	2,650	2,784
5.000% due 03/15/2024	5,000	5,300

Health and Happiness International Holdings Ltd.
7.250% due 06/21/2021	2,004	2,049

Hidrovias International Finance SARL
5.950% due 01/24/2025	700	675

Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024	3,000	3,002

Humana, Inc.
3.150% due 12/01/2022	5,000	5,025
3.950% due 03/15/2027	1,500	1,518

Huntsman International LLC
4.500% due 05/01/2029	4,500	4,489

Hyundai Capital America
3.415% due 09/18/2020 •	11,400	11,405

IHS Markit Ltd.
4.125% due 08/01/2023	5,900	6,024
4.750% due 08/01/2028	6,450	6,757

Imperial Brands Finance PLC
3.750% due 07/21/2022	11,755	11,920

Indika Energy Capital Pte. Ltd.
6.875% due 04/10/2022	3,100	3,188

30	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	$5,500	$5,550
3.750% due 10/01/2021	4,500	4,581

JB Hunt Transport Services, Inc.
3.875% due 03/01/2026	6,200	6,303

Jeld-Wen, Inc.
4.625% due 12/15/2025	2,175	2,072
4.875% due 12/15/2027	12,400	11,718

Kansas City Southern
3.125% due 06/01/2026	3,645	3,510
4.950% due 08/15/2045	1,631	1,759

Kerr-McGee Corp.
6.950% due 07/01/2024	2,679	3,082

Keurig Dr Pepper, Inc.
4.597% due 05/25/2028	8,500	8,870

Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	2,610	2,703
6.550% due 09/15/2040	3,300	3,848
7.300% due 08/15/2033	6,300	7,834
7.400% due 03/15/2031	500	623
7.500% due 11/15/2040	5,500	6,990

Kinetic Concepts, Inc.
12.500% due 11/01/2021	3,000	3,255

KLA-Tencor Corp.
4.100% due 03/15/2029	5,000	5,122
4.125% due 11/01/2021	7,885	8,108

Komatsu Finance America, Inc.
2.118% due 09/11/2020	2,000	1,973
2.437% due 09/11/2022	2,400	2,357

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~	13,700	13,664
3.950% due 07/15/2025	8,851	8,929
5.000% due 06/04/2042	10,400	9,876
6.875% due 01/26/2039	20,000	22,654

Laboratory Corp. of America Holdings
3.600% due 02/01/2025	5,250	5,243

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (i)	6,000	5,786

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	3,143	3,110

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	7,658	9,454

Magellan Health, Inc.
4.900% due 09/22/2024	16,000	15,264

Marathon Oil Corp.
3.850% due 06/01/2025	6,791	6,886
4.400% due 07/15/2027	15,000	15,467

Marriott International, Inc.
3.750% due 03/15/2025	3,375	3,403
4.500% due 10/01/2034	6,099	6,247

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marvell Technology Group Ltd.
4.200% due 06/22/2023		$11,200	$11,431
4.875% due 06/22/2028		11,200	11,599

Masco Corp.
3.500% due 11/15/2027		5,000	4,749
5.950% due 03/15/2022		3,808	4,076
7.125% due 03/15/2020		2,697	2,803

Masonite International Corp.
5.750% due 09/15/2026		16,500	16,912

Massachusetts Institute of Technology
4.678% due 07/01/2114		150	176

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		41,700	41,406

Metinvest BV
7.750% due 04/23/2023		7,800	7,653

MGM Resorts International
5.500% due 04/15/2027 (b)		3,800	3,866

Microchip Technology, Inc.
3.922% due 06/01/2021		3,800	3,835

Micron Technology, Inc.
4.640% due 02/06/2024		5,800	5,957

Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		11,160	11,243

Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019		3,400	3,400

Mitchells & Butlers Finance PLC
1.295% (BP0003M + 0.450%) due 12/15/2030 ~	GBP	950	1,164

Moody’s Corp.
4.875% due 02/15/2024		$1,500	1,611

MPLX LP
4.500% due 04/15/2038		10,100	9,632
4.900% due 04/15/2058		2,600	2,455

Mylan NV
3.150% due 06/15/2021		3,830	3,823
3.750% due 12/15/2020		340	343
3.950% due 06/15/2026		29,000	27,715

Mylan, Inc.
3.125% due 01/15/2023		10,460	10,229
4.200% due 11/29/2023		13,500	13,748
4.550% due 04/15/2028		5,000	4,870

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (i)		19,200	19,495

Newcastle Coal Infrastructure Group Pty. Ltd.
4.400% due 09/29/2027		4,000	3,725

Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023 «		594	610
7.027% due 05/01/2021		915	934

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		4,707	4,551

Novolipetsk Steel Via Steel Funding DAC
4.500% due 06/15/2023		1,400	1,398

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NTT Finance Corp.
1.900% due 07/21/2021	$3,650	$3,578

NVR, Inc.
3.950% due 09/15/2022	4,000	4,110

NXP BV
4.125% due 06/01/2021	3,900	3,983
4.625% due 06/15/2022	2,950	3,059
4.625% due 06/01/2023	8,300	8,640
5.350% due 03/01/2026	1,100	1,185

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (g)(i)	3,579	36

Oil India Ltd.
3.875% due 04/17/2019	200	200

ONEOK Partners LP
3.375% due 10/01/2022	7,991	8,066
4.900% due 03/15/2025	5,700	6,072
5.000% due 09/15/2023	7,200	7,660

ONGC Videsh Ltd.
3.250% due 07/15/2019	400	400

Ooredoo International Finance Ltd.
7.875% due 06/10/2019	7,300	7,371

Oracle Corp.
3.250% due 11/15/2027	5,100	5,136
3.800% due 11/15/2037	7,500	7,521

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	2,800	2,667

Owens Corning
3.400% due 08/15/2026	14,050	13,266
4.300% due 07/15/2047	7,219	5,863
4.400% due 01/30/2048	1,900	1,569

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	2,930	2,979
6.000% due 04/07/2023	8,600	9,263

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	500	497
4.500% due 03/15/2023	16,900	16,858
5.250% due 08/15/2022	400	411

Penske Truck Leasing Co. LP
3.900% due 02/01/2024	4,600	4,660
4.125% due 08/01/2023	7,800	8,036
4.875% due 07/11/2022	1,700	1,780

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026	2,200	2,147

Petra Diamonds U.S. Treasury PLC
7.250% due 05/01/2022	3,750	3,516

Petroleos Mexicanos
6.500% due 03/13/2027	25,500	25,671

Petronas Capital Ltd.
5.250% due 08/12/2019	2,100	2,121

Pioneer Natural Resources Co.
3.950% due 07/15/2022	3,277	3,374
4.450% due 01/15/2026	17,588	18,472

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.200% due 01/15/2028	$4,497	$5,468
7.500% due 01/15/2020	22,748	23,544

QVC, Inc.
3.125% due 04/01/2019	6,900	6,900
4.375% due 03/15/2023	6,400	6,498
4.450% due 02/15/2025	900	900
4.850% due 04/01/2024	4,057	4,153
5.125% due 07/02/2022	2,002	2,099

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	882
6.750% due 09/30/2019	8,100	8,256

Reckitt Benckiser Treasury Services PLC
3.162% (US0003M + 0.560%) due 06/24/2022 ~	2,200	2,183

RELX Capital, Inc.
3.500% due 03/16/2023	4,100	4,158

Rockies Express Pipeline LLC
5.625% due 04/15/2020	9,300	9,544

Rockwell Collins, Inc.
3.500% due 03/15/2027	5,000	4,956

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	1,200	1,301
5.625% due 03/01/2025	6,800	7,484
5.750% due 05/15/2024	13,010	14,352
5.875% due 06/30/2026	9,925	11,056
6.250% due 03/15/2022	7,000	7,563

Sands China Ltd.
5.125% due 08/08/2025	18,800	19,630

SASOL Financing USA LLC
5.875% due 03/27/2024	10,900	11,572

Schaeffler Finance BV
4.750% due 05/15/2023	800	811

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	4,309	4,291
2.400% due 09/23/2021	2,800	2,769

Sigma Holdco BV
7.875% due 05/15/2026	1,600	1,484

Southern Co.
2.350% due 07/01/2021	5,800	5,735
3.250% due 07/01/2026	14,315	14,060

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	4,955	4,996

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	8,875	8,895
4.738% due 09/20/2029	19,100	19,363

Standard Industries, Inc.
4.750% due 01/15/2028	3,000	2,872
5.000% due 02/15/2027	8,900	8,636

Studio City Co. Ltd.
5.875% due 11/30/2019 (m)	8,200	8,323

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	300	300

32	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026		$5,861	$5,840
5.350% due 05/15/2045		7,100	6,967

Suntory Holdings Ltd.
2.550% due 06/28/2022		4,000	3,943

Syngenta Finance NV
3.933% due 04/23/2021		1,200	1,206
4.441% due 04/24/2023		7,900	8,067
4.892% due 04/24/2025		5,500	5,610

Tech Data Corp.
3.700% due 02/15/2022		3,500	3,526

Telefonica Emisiones S.A.
4.103% due 03/08/2027		1,900	1,927
4.665% due 03/06/2038		7,600	7,276
5.877% due 07/15/2019		10,370	10,458

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		4,427	4,341

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		8,484	7,916
3.650% due 11/10/2021		11,954	11,723

Teva Pharmaceutical Finance Netherlands BV
1.125% due 10/15/2024	EUR	1,500	1,474
1.700% due 07/19/2019		$200	200
2.200% due 07/21/2021		13,091	12,488
2.800% due 07/21/2023		28,110	25,106
3.250% due 04/15/2022	EUR	1,650	1,898

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~		$17,300	17,231

Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026		4,900	4,731
3.000% due 04/15/2023		12,800	12,841

Time Warner Cable LLC
4.125% due 02/15/2021		1,500	1,524
4.500% due 09/15/2042		9,000	7,912
5.000% due 02/01/2020		7,400	7,524
8.250% due 04/01/2019		5,950	5,950

Times Square Hotel Trust
8.528% due 08/01/2026		531	616

TopBuild Corp.
5.625% due 05/01/2026		1,174	1,162

Transcontinental Gas Pipe Line Co. LLC
7.850% due 02/01/2026		12,066	15,107

Transocean Guardian Ltd.
5.875% due 01/15/2024		10,962	11,181

Transocean Pontus Ltd.
6.125% due 08/01/2025		1,796	1,827

Transocean, Inc.
7.250% due 11/01/2025		7,500	7,434
9.000% due 07/15/2023		4,000	4,280

Trimble, Inc.
4.150% due 06/15/2023		4,300	4,380
4.900% due 06/15/2028		9,200	9,416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Triumph Group, Inc.
4.875% due 04/01/2021		$1,800	$1,764
7.750% due 08/15/2025		4,500	4,309

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		3,357	2,978

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,448	1,607

United Airlines Pass-Through Trust
2.875% due 04/07/2030		17,427	16,754
3.100% due 04/07/2030		4,830	4,602
3.450% due 01/07/2030		10,314	10,146
3.700% due 09/01/2031		3,636	3,547
4.150% due 02/25/2033		12,000	12,457

United Group BV
4.375% due 07/01/2022	EUR	1,200	1,386

United Technologies Corp.
4.125% due 11/16/2028		$18,600	19,402

UnitedHealth Group, Inc.
3.750% due 07/15/2025		1,000	1,045

Universal Health Services, Inc.
4.750% due 08/01/2022		2,000	2,022

Univision Communications, Inc.
5.125% due 02/15/2025		5,800	5,430

Vale Overseas Ltd.
6.250% due 08/10/2026		11,000	12,012
6.875% due 11/10/2039		3,600	4,140

Valero Energy Corp.
4.000% due 04/01/2029		7,500	7,565

Valero Energy Partners LP
4.375% due 12/15/2026		2,500	2,592
4.500% due 03/15/2028		8,100	8,393

Vedanta Resources PLC
8.250% due 06/07/2021		1,900	1,977

Verisk Analytics, Inc.
4.125% due 03/15/2029		3,000	3,085

Virgin Australia Pass-Through Trust
5.000% due 04/23/2025		1,208	1,236

Virgin Media Receivables Financing Notes DAC
5.500% due 09/15/2024	GBP	6,700	8,802

Viterra, Inc.
5.950% due 08/01/2020		$470	486

VMware, Inc.
2.950% due 08/21/2022		10,800	10,696
3.900% due 08/21/2027		15,345	14,777

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		2,800	2,789
3.458% (US0003M + 0.770%) due 11/13/2020 ~		15,400	15,451
3.638% (US0003M + 0.940%) due 11/12/2021 ~		13,900	13,930
4.625% due 11/13/2025		9,100	9,430
4.750% due 11/13/2028		3,500	3,534

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vulcan Materials Co.
3.211% (US0003M + 0.600%) due 06/15/2020 ~	$4,250	$4,245

Wabtec Corp.
4.950% due 09/15/2028	10,600	10,764

Warner Media LLC
3.800% due 02/15/2027	3,100	3,087
3.875% due 01/15/2026	4,392	4,414
4.850% due 07/15/2045	5,000	5,049

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	2,600	2,617

Western Digital Corp.
4.750% due 02/15/2026	7,600	7,267

WestJet Airlines Ltd.
3.500% due 06/16/2021	5,000	4,876

Westmoreland Coal Co.
8.750% due 01/01/2022 ^(d)	6,000	2,790

Willamette Industries, Inc.
7.350% due 07/01/2026	2,000	2,365
9.000% due 10/01/2021	1,500	1,699

Williams Cos., Inc.
4.850% due 03/01/2048	11,000	10,996
5.100% due 09/15/2045	650	670

Woodside Finance Ltd.
3.650% due 03/05/2025	9,700	9,653
3.700% due 03/15/2028	6,100	5,893
4.500% due 03/04/2029	15,000	15,313

WRKCo, Inc.
3.000% due 09/15/2024	805	788

Wyndham Destinations, Inc.
5.750% due 04/01/2027	8,300	8,264

Wynn Las Vegas LLC
5.500% due 03/01/2025	10,800	10,692

Wynn Macau Ltd.
4.875% due 10/01/2024	17,100	16,725
5.500% due 10/01/2027	42,370	40,675

Yara International ASA
4.750% due 06/01/2028	16,500	17,247

Yellowstone Energy LP
5.750% due 12/31/2026 «	3,520	3,585

ZF North America Capital, Inc.
4.500% due 04/29/2022	3,329	3,344

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	7,748	7,730
3.150% due 04/01/2022	10,000	10,035
3.700% due 03/19/2023	1,000	1,010
4.625% due 11/30/2019	1,580	1,597

Zoetis, Inc.
3.000% due 09/12/2027	2,300	2,214

		3,410,277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 9.1%

American Electric Power Co., Inc.
3.650% due 12/01/2021	$9,300	$9,493

American Transmission Systems, Inc.
5.250% due 01/15/2022	4,275	4,528

Antero Midstream Partners LP
5.375% due 09/15/2024	5,100	5,165
5.750% due 03/01/2027	6,800	6,919

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	59,700	59,969
3.583% (US0003M + 0.890%) due 02/15/2023 ~	3,925	3,827
3.737% (US0003M + 0.950%) due 07/15/2021 ~	4,500	4,555
3.777% (US0003M + 1.180%) due 06/12/2024 ~	38,700	38,410
4.100% due 02/15/2028	19,670	19,898
4.125% due 02/17/2026	19,000	19,444
4.300% due 02/15/2030	59,979	60,807
4.500% due 03/09/2048	11,100	10,471
4.550% due 03/09/2049	6,615	6,269
4.800% due 06/15/2044	2,025	1,995
5.150% due 03/15/2042	4,200	4,311
5.150% due 11/15/2046	10,330	10,637
5.350% due 09/01/2040	636	670
5.450% due 03/01/2047	22,000	23,579

BellSouth LLC
4.333% due 04/26/2021	40,500	40,544

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049	16,700	17,762

Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021	2,950	3,038
6.875% due 07/30/2019	9,150	9,251

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	12,005	11,787

CNOOC Finance Ltd.
4.250% due 01/26/2021	700	715

Duke Energy Carolinas LLC
2.500% due 03/15/2023	1,000	995
2.950% due 12/01/2026	160	159

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	3,300	3,299

Duke Energy Florida LLC
3.200% due 01/15/2027	1,100	1,110

Duquesne Light Holdings, Inc.
3.616% due 08/01/2027	15,400	15,079

Electricite de France S.A.
4.875% due 01/22/2044	500	510

Emera U.S. Finance LP
2.700% due 06/15/2021	7,693	7,628

34	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enable Midstream Partners LP
3.900% due 05/15/2024		$8,956	$8,903
4.400% due 03/15/2027		13,850	13,543

Enel Finance International NV
2.875% due 05/25/2022		10,000	9,837
3.625% due 05/25/2027		13,262	12,715

Entergy Corp.
4.000% due 07/15/2022		900	925
5.125% due 09/15/2020		3,800	3,883

Entergy New Orleans LLC
5.100% due 12/01/2020		10,000	10,128

Exelon Corp.
3.950% due 06/15/2025		6,400	6,635
5.150% due 12/01/2020		4,500	4,641

Exelon Generation Co. LLC
4.000% due 10/01/2020		2,500	2,536
6.250% due 10/01/2039		990	1,102

FirstEnergy Corp.
2.850% due 07/15/2022		1,922	1,910

Fortis, Inc.
2.100% due 10/04/2021		2,145	2,100

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		5,600	5,617
6.000% due 11/27/2023		7,800	8,267

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	3,800	4,422
4.250% due 04/06/2024	GBP	4,200	5,609
4.950% due 07/19/2022		$3,700	3,809
4.950% due 03/23/2027		6,000	6,018
6.510% due 03/07/2022		38,200	40,773

Georgia Power Co.
3.250% due 03/30/2027		420	408

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		8,150	8,213

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022		4,000	4,060
3.900% due 04/01/2024		13,200	13,435

Mississippi Power Co.
3.950% due 03/30/2028		9,000	9,123

NextEra Energy Capital Holdings, Inc.
2.900% due 04/01/2022 (b)		2,500	2,505
2.930% (US0003M + 0.315%) due 09/03/2019 ~		23,500	23,508
3.150% due 04/01/2024 (b)		5,900	5,936
3.250% due 04/01/2026 (b)		1,600	1,603
3.352% (US0003M + 0.720%) due 02/25/2022 ~		10,100	10,124
4.800% due 12/01/2077 •		4,500	4,033

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022		4,500	4,533

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		1,190	1,176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (c)	$2,757	$1,717

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	6,093	5,834

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (c)	14,548	3,707

ONEOK, Inc.
4.350% due 03/15/2029	15,200	15,502
4.550% due 07/15/2028	29,100	30,149
4.950% due 07/13/2047	5,500	5,439
5.200% due 07/15/2048	4,300	4,425

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)	1,500	1,339
3.250% due 09/15/2021 ^(d)	3,407	3,126
3.300% due 03/15/2027 ^(d)	3,800	3,344
3.300% due 12/01/2027 ^(d)	18,500	16,234
3.500% due 10/01/2020 ^(d)	5,450	5,041
3.850% due 11/15/2023 ^(d)	545	499
4.250% due 05/15/2021 ^(d)	5,100	4,781
4.650% due 08/01/2028 ^(d)	11,400	10,545

Pennsylvania Electric Co.
6.150% due 10/01/2038	1,600	1,899

Piedmont Natural Gas Co., Inc.
3.640% due 11/01/2046	1,500	1,369

Plains All American Pipeline LP
2.850% due 01/31/2023	5,402	5,276
3.600% due 11/01/2024	12,900	12,872
3.850% due 10/15/2023	25,812	26,085
4.500% due 12/15/2026	8,600	8,826
4.650% due 10/15/2025	13,994	14,602
4.700% due 06/15/2044	2,385	2,223
4.900% due 02/15/2045	3,300	3,176
5.150% due 06/01/2042	5,000	4,828
6.650% due 01/15/2037	1,600	1,801

PPL WEM Ltd.
5.375% due 05/01/2021	2,200	2,272

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	1,200	1,166

Rio Oil Finance Trust
8.200% due 04/06/2028	17,700	19,200
9.750% due 01/06/2027	12,196	13,660

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	3,500	3,469
3.287% (US0003M + 0.500%) due 01/15/2021 ~	1,000	992
3.400% due 02/01/2028	2,800	2,706

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023	900	898

Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	22,300	22,195
2.125% due 05/03/2019	1,300	1,299

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
3.700% due 08/01/2025	$3,800	$3,782
6.650% due 04/01/2029	3,500	3,844

Southern Co. Gas Capital Corp.
3.250% due 06/15/2026	5,475	5,350
3.875% due 11/15/2025	2,300	2,330
4.400% due 05/30/2047	5,154	5,198

Southern Power Co.
1.950% due 12/15/2019	6,000	5,962
2.500% due 12/15/2021	6,000	5,939
3.183% (US0003M + 0.550%) due 12/20/2020 ~	10,800	10,756

Sprint Communications, Inc.
7.000% due 08/15/2020	618	640

Sprint Corp.
7.250% due 09/15/2021	16,181	17,031

Tallgrass Energy Partners LP
5.500% due 09/15/2024	5,000	5,150
5.500% due 01/15/2028	5,000	5,031

Targa Resources Partners LP
5.000% due 01/15/2028	14,425	14,227
6.875% due 01/15/2029	2,000	2,182

Telstra Corp. Ltd.
4.800% due 10/12/2021	3,600	3,751

Transcanada Trust
5.300% due 03/15/2077 •	22,550	21,118

Transocean Proteus Ltd.
6.250% due 12/01/2024	800	825

Verizon Communications, Inc.
3.784% (US0003M + 1.100%) due 05/15/2025 ~	13,200	13,212
4.522% due 09/15/2048	6,100	6,278
4.672% due 03/15/2055	14,845	15,216
5.012% due 04/15/2049	7,827	8,581
5.012% due 08/21/2054	3,074	3,299

Vodafone Group PLC
3.750% due 01/16/2024	2,900	2,928
4.375% due 05/30/2028	3,300	3,360
7.000% due 04/04/2079 •(b)	5,900	6,007

		1,079,347

Total Corporate Bonds & Notes (Cost $9,556,988)		9,627,567

MUNICIPAL BONDS & NOTES 0.0%

MICHIGAN 0.0%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	2,350	2,338

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$2,115	$2,115

Total Municipal Bonds & Notes (Cost $4,309)		4,453

U.S. GOVERNMENT AGENCIES 12.0%

Fannie Mae
3.000% due 01/01/2045	328	328
3.500% due 07/01/2046	4,575	4,667

Fannie Mae, TBA
3.000% due 06/01/2040 - 05/01/2049	57,900	57,584
3.500% due 04/01/2049 - 06/01/2049	986,600	999,786
4.000% due 04/01/2049 - 05/01/2049	342,300	351,968

Farm Credit Bank
6.200% due 06/15/2028 •(i)	3,000	3,035

Freddie Mac
7.957% due 11/25/2055 «~	3,474	2,096
11.486% due 03/25/2029 •	499	602

Total U.S. Government Agencies (Cost $1,411,534)		1,420,066

U.S. TREASURY OBLIGATIONS 23.7%

U.S. Treasury Bonds
2.500% due 02/15/2045	41,640	39,386
2.500% due 02/15/2046 (m)	89,225	84,128
2.500% due 05/15/2046 (m)	93,508	88,118
2.750% due 11/15/2047	32	32
2.875% due 08/15/2045	27,317	27,752
2.875% due 11/15/2046 (o)(q)	10,966	11,130
3.000% due 05/15/2042 (o)(q)	2,750	2,868
3.000% due 11/15/2044 (q)	4,454	4,630
3.000% due 02/15/2049 (m)	201,400	209,126
3.125% due 02/15/2042 (m)	74,170	79,016
3.125% due 08/15/2044 (m)	70,025	74,410
3.125% due 05/15/2048	106,663	113,392
3.375% due 05/15/2044 (m)	175,750	194,698
3.375% due 11/15/2048	72,807	81,232
3.500% due 02/15/2039 (q)	707	803
3.625% due 02/15/2044	21,050	24,271
4.375% due 05/15/2040 (o)	6,695	8,536
6.125% due 11/15/2027 (o)	3,750	4,840
6.250% due 05/15/2030 (o)	5,950	8,156

U.S. Treasury Inflation Protected Securities (h)
0.375% due 07/15/2025 (o)	10,295	10,295
0.375% due 01/15/2027 (o)	96,070	95,286
0.500% due 01/15/2028	22,326	22,294

36	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
1.625% due 05/15/2026 (m)(o)(q)	$40,000	$38,182
2.000% due 08/15/2025 (m)(o)(q)	100,500	98,718
2.000% due 11/15/2026 (o)(q)	26,401	25,781
2.125% due 05/15/2025 (m)	77,315	76,560
2.250% due 02/15/2027 (m)(q)	137,299	136,371
2.250% due 11/15/2027 (m)(o)(q)	179,097	177,394
2.625% due 02/15/2029 (m)	213,954	218,145
2.875% due 05/15/2028 (m)	118,068	122,779
2.875% due 08/15/2028 (m)	187,866	195,428
3.000% due 09/30/2025 (o)	6,800	7,086
3.125% due 11/15/2028 (m)	488,854	519,169

Total U.S. Treasury Obligations (Cost $2,713,497)		2,800,012

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

American Home Mortgage Investment Trust
4.435% due 11/25/2045 ^•	918	683

Banc of America Alternative Loan Trust
5.750% due 11/25/2035 ^	771	748

Banc of America Funding Trust
2.678% due 10/20/2036 •	2,288	2,042
2.768% due 06/20/2047 •	1,699	1,468
2.886% due 05/25/2037 ^•	603	527
29.970% due 07/25/2047 ^•	1,007	1,770

BCAP LLC Trust
2.706% due 05/25/2047 ^•	1,342	1,256
3.972% due 07/26/2036 ~	259	238

Bear Stearns ALT-A Trust
2.806% due 08/25/2036 •	846	886
3.933% due 08/25/2036 ^~	1,294	859
4.263% due 03/25/2036 ^~	292	249

Bear Stearns Asset-Backed Securities Trust
2.836% due 12/25/2035 ^•	420	260

ChaseFlex Trust
2.826% due 08/25/2037 •	672	701

Citigroup Mortgage Loan Trust
4.198% due 03/25/2037 ^~	551	502

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	1,181	903

Countrywide Alternative Loan Trust
2.646% due 07/25/2036 •	1,561	1,511
2.646% due 12/25/2046 ^•	70	70
2.656% due 11/25/2036 •	196	190
2.676% due 09/25/2046 ^•	3,284	3,046
2.678% due 09/20/2046 •	3,421	2,923
2.698% due 09/20/2046 •	3,232	2,539
2.836% due 05/25/2037 ^•	963	511
6.000% due 03/25/2036 ^	1,248	964
6.000% due 05/25/2036 ^	130	99
6.500% due 12/25/2036 ^	495	349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
4.077% due 04/28/2037 ~	$2,522	$2,495

Credit Suisse Mortgage Capital Trust
3.867% due 05/27/2037 ~	4,830	3,850

DBUBS Mortgage Trust
4.537% due 07/10/2044	300	309

HarborView Mortgage Loan Trust
2.982% due 01/19/2036 •	2,925	2,327
3.864% due 06/19/2036 ^~	1,072	721

HSI Asset Loan Obligation Trust
6.000% due 09/25/2037 ^	168	154

JPMorgan Alternative Loan Trust
2.706% due 09/25/2036 ^•	180	180
4.258% due 05/25/2037 ^~	1,512	1,366
6.310% due 08/25/2036 ^Ø	2,591	2,406

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	395	372

Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •	11	11
4.398% due 05/25/2033 ~	9	9

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~	461	195

Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037 ~	44	46

New Century Alternative Mortgage Loan Trust
6.167% due 07/25/2036 ^Ø	1,247	609

Residential Accredit Loans, Inc. Trust
2.666% due 05/25/2036 •	2,016	1,893
2.676% due 08/25/2036 ^•	1,690	1,570
4.422% due 07/25/2035 ~	352	333
4.960% due 01/25/2036 ^~	2,185	1,971
5.157% due 09/25/2035 ^~	207	189

Structured Adjustable Rate Mortgage Loan Trust
2.786% due 08/25/2036 ^•	1,190	939
3.962% due 05/25/2036 ^~	1,830	1,572
4.223% due 07/25/2036 ^~	2,926	2,601
4.514% due 02/25/2036 ^~	651	615

Thornburg Mortgage Securities Trust
4.276% due 09/25/2037 ~	11	11

Wachovia Mortgage Loan Trust LLC
4.692% due 05/20/2036 ^~	718	708

WaMu Mortgage Pass-Through Certificates Trust
3.943% due 07/25/2037 ^~	608	564

Washington Mutual Mortgage Pass-Through Certificates Trust
3.237% due 11/25/2046 ^•	1,741	1,552
6.000% due 07/25/2036	321	263

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	204	192

Total Non-Agency Mortgage-Backed Securities (Cost $43,762)		55,317

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.8%

Aames Mortgage Investment Trust
3.686% due 06/25/2035 •	$3,840	$3,750

AASET Trust
3.967% due 05/16/2042	4,256	4,251

ACE Securities Corp. Home Equity Loan Trust
2.646% due 08/25/2036 ^•	1,755	570
2.686% due 12/25/2036 •	5,926	2,188

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 Ø	4,397	4,408

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.176% due 07/25/2035 •	717	720

Apollo Aviation Securitization Equity Trust
4.875% due 03/17/2036 Ø	2,641	2,666

Argent Securities Trust
2.596% due 09/25/2036 •	1,939	780
2.756% due 05/25/2036 •	1,531	577

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.866% due 02/25/2036 •	3,260	2,521

Asset-Backed Funding Certificates Trust
2.616% due 01/25/2037 •	5,362	3,825

Asset-Backed Securities Corp. Home Equity Loan Trust
4.361% due 09/25/2034 •	1,194	1,228

Bear Stearns Asset-Backed Securities Trust
2.896% due 12/25/2035 •	51	51
3.486% due 08/25/2035 •	187	155

Blackbird Capital Aircraft Lease Securitization Ltd.
4.213% due 12/16/2041 Ø	5,188	5,261

Business Jet Securities LLC
4.335% due 02/15/2033	3,440	3,463

Citigroup Mortgage Loan Trust
2.746% due 03/25/2036 •	2,075	1,772

Countrywide Asset-Backed Certificates
2.626% due 07/25/2037 ^•	2,653	2,362
2.706% due 09/25/2047 ^•	766	692
2.726% due 03/25/2036 •	2,052	1,836

Credit-Based Asset Servicing & Securitization Trust
2.636% due 11/25/2036 •	1,544	969

ECAF Ltd.
3.473% due 06/15/2040	864	860
4.947% due 06/15/2040	6,835	6,883

Fremont Home Loan Trust
2.636% due 01/25/2037 •	1,796	995
2.656% due 02/25/2037 •	2,380	1,218
3.176% due 01/25/2035 •	263	264

GSAA Home Equity Trust
4.128% due 03/25/2036 ~	2,120	1,399

Home Equity Loan Trust
2.826% due 04/25/2037 •	3,100	2,483

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Acquisition Trust
2.636% due 01/25/2037 •	$1,559	$1,558

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	4,436	4,461

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	12,104	12,234

Lehman XS Trust
2.666% due 06/25/2036 •	709	609

Long Beach Mortgage Loan Trust
2.666% due 03/25/2046 •	7,662	6,198

MAPS Ltd.
4.212% due 05/15/2043	6,507	6,574

MASTR Asset-Backed Securities Trust
2.726% due 03/25/2036 •	3,653	2,651
2.986% due 10/25/2035 ^•	1,673	1,579

Merrill Lynch Mortgage Investors Trust
2.656% due 07/25/2037 •	1,559	886
2.746% due 03/25/2037 •	12,243	10,759
2.936% due 02/25/2047 •	6,893	4,982

METAL LLC
4.581% due 10/15/2042	12,652	12,642

Morgan Stanley ABS Capital, Inc. Trust
2.626% due 10/25/2036 •	1,308	809
2.636% due 11/25/2036 •	2,035	1,392
2.636% due 12/25/2036 •	953	579
2.636% due 02/25/2037 •	4,971	3,014
2.666% due 02/25/2037 •	13,479	6,121
2.686% due 02/25/2037 •	652	397
2.706% due 10/25/2036 •	1,429	893
2.716% due 02/25/2037 •	5,136	2,347
2.736% due 08/25/2036 •	8,040	5,101
3.736% due 07/25/2037 •	2,100	1,969

Morgan Stanley Home Equity Loan Trust
2.586% due 04/25/2037 •	302	194
2.836% due 04/25/2037 •	1,438	954

National Collegiate Student Loan Trust
2.746% due 02/26/2029 •	138	138
2.756% due 03/26/2029 •	104	103

NovaStar Mortgage Funding Trust
2.636% due 03/25/2037 •	1,384	645
2.696% due 01/25/2037 •	5,265	2,442
2.736% due 10/25/2036 •	1,418	799

Option One Mortgage Loan Trust
2.626% due 01/25/2037 •	5,529	3,495

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^Ø	12,589	7,308

Residential Asset Mortgage Products Trust
2.946% due 12/25/2035 •	10,586	8,960

S-Jets Ltd.
3.967% due 08/15/2042	11,628	11,682

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	10,338	10,420

38	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
2.736% due 03/25/2036 •		$1,576	$1,144

Specialty Underwriting & Residential Finance Trust
2.636% due 06/25/2037 •		698	476
2.756% due 04/25/2037 •		1,547	955
4.297% due 02/25/2037 ^Ø		1,893	1,057

Sprite Ltd.
4.250% due 12/15/2037		8,397	8,443

Structured Asset Investment Loan Trust
2.636% due 09/25/2036 •		820	788
2.646% due 05/25/2036 •		523	492

Structured Asset Securities Corp. Mortgage Loan Trust
2.986% due 11/25/2037 •		8,000	7,156

Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032 Ø		3,020	3,069

Total Asset-Backed Securities (Cost $203,857)			216,622

SOVEREIGN ISSUES 1.8%

Argentina Government International Bond
6.250% due 11/09/2047	EUR	1,400	1,133
67.546% (ARLLMONP) due 06/21/2020 ~(a)	ARS	142,710	3,672

Corp. Financiera de Desarrollo S.A.
3.250% due 07/15/2019		$3,600	3,603

Indonesia Government International Bond
2.875% due 07/08/2021	EUR	1,600	1,900

Iraq Government International Bond
6.752% due 03/09/2023		$1,750	1,778

Kuwait International Government Bond
3.500% due 03/20/2027		24,700	25,282

Mexico Government International Bond
4.600% due 02/10/2048		2,900	2,810

Peru Government International Bond
5.940% due 02/12/2029	PEN	18,400	5,837
6.350% due 08/12/2028		97,900	31,960
8.200% due 08/12/2026		142,200	51,486

Qatar Government International Bond
3.875% due 04/23/2023		$37,600	38,742

Saudi Government International Bond
2.375% due 10/26/2021		15,000	14,764
2.875% due 03/04/2023		14,200	14,088
4.000% due 04/17/2025		6,700	6,874

Slovenia Government International Bond
5.250% due 02/18/2024		1,550	1,724

Ukraine Government International Bond
7.375% due 09/25/2032		2,300	2,056

Total Sovereign Issues (Cost $210,240)			207,709

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (e)	441,790	$3

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)	141,128	10

Total Common Stocks (Cost $10,278)		13

WARRANTS 0.0%

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024	11,865	26

Total Warrants (Cost $31)		26

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%	7,750	10,016

Total Convertible Preferred Securities (Cost $5,523)		10,016

PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.5%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(i)	30,000	3,105

CoBank ACB
6.200% (US0003M + 3.744%) due 01/01/2025 ~(i)	106,000	10,828
6.250% (US0003M + 4.557%) due 10/01/2022 ~(i)	25,000	2,549

Encina Private Credit, LLC «	3,793	1

Farm Credit Bank of Texas
10.000% due 12/15/2020 (i)(k)	13,000	14,625

Nationwide Building Society
10.250% ~	156,400	29,639

		60,747

UTILITIES 0.1%

SCE Trust
5.000% due 06/26/2022 (i)	341,100	7,010

Total Preferred Securities (Cost $70,592)		67,757

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Welltower, Inc.		74,398	$5,773

Total Real Estate Investment Trusts (Cost $4,200)			5,773

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
3.102% (US0003M + 0.500%) due 09/24/2020 ~		$10,700	10,704

REPURCHASE AGREEMENTS (l) 0.1%
			8,786

ARGENTINA TREASURY BILLS 0.1%
46.980% due 04/12/2019 - 05/10/2019 (f)(g)	ARS	463,204	12,375

Total Short-Term Instruments (Cost $33,643)			31,865

Total Investments in Securities (Cost $14,824,792)			14,999,271

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%

PIMCO Short-Term Floating NAV Portfolio III	28,640,727	$283,228

Total Short-Term Instruments (Cost $283,219)		283,228

Total Investments in Affiliates (Cost $283,219)		283,228

Total Investments 129.4% (Cost $15,108,011)		$15,282,499

Financial Derivative Instruments (n)(p) 0.1% (Cost or Premiums, net $16,128)		14,218

Other Assets and Liabilities, net (29.5)%		(3,484,527)

Net Assets 100.0%		$11,812,190

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.

40	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$12,354	$12,503	0.11%
Delta Air Lines, Inc.	4.501	09/30/2019	09/29/2014	9,426	9,439	0.08
Farm Credit Bank of Texas	10.000	12/15/2020	08/26/2010 - 12/03/2010	13,263	14,625	0.12
Norwegian Air Shuttle	4.110 - 4.250	06/24/2026	06/25/2014	11,221	10,902	0.09
Norwegian Air Shuttle	5.860 - 6.110	06/24/2021	06/25/2014	5,072	5,023	0.04
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	6,000	5,869	0.05

				$57,336	$58,361	0.49%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$8,786	U.S. Treasury Notes 1.125% due 06/30/2021	$(8,964)	$8,786	$8,787

Total Repurchase Agreements						$(8,964)	$8,786	$8,787

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.640%	03/08/2019	04/16/2019		$(26,250)	$(26,296)
BPS	1.800	04/01/2019	TBD	(3)	(1,986)	(1,986)
BRC	0.500	03/05/2019	TBD	(3)	(910)	(911)
	0.750	12/12/2018	TBD	(3)	(1,714)	(1,717)
	0.750	02/12/2019	TBD	(3)	(3,960)	(3,964)
	1.500	03/19/2019	TBD	(3)	(4,133)	(4,135)
BSN	2.630	01/07/2019	04/04/2019		(188,563)	(189,720)
DEU	2.660	02/13/2019	04/11/2019		(154,187)	(154,723)
JML	1.250	01/18/2019	TBD	(3)	(1,023)	(1,025)
	1.700	02/20/2019	TBD	(3)	(471)	(472)
SCX	2.660	02/19/2019	04/11/2019		(162,206)	(162,697)

Total Reverse Repurchase Agreements						$(547,646)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BCY	2.400%	03/29/2019	04/01/2019	$(25,461)	$(25,466)
	2.500	03/29/2019	04/01/2019	(102,117)	(102,138)
BPG	2.660	02/14/2019	04/12/2019	(205)	(205)
TDM	2.630	02/12/2019	04/12/2019	(610)	(613)
UBS	2.630	01/17/2019	04/17/2019	(351,124)	(353,029)
	2.630	03/06/2019	04/17/2019	(10,770)	(10,790)
	2.630	03/12/2019	04/16/2019	(24,602)	(24,638)
	2.630	03/12/2019	04/17/2019	(39,951)	(40,010)
	2.630	03/13/2019	04/16/2019	(4,170)	(4,176)
	2.630	03/29/2019	04/17/2019	(15,787)	(15,791)
	2.640	01/23/2019	04/23/2019	(404,604)	(406,624)
	2.640	01/30/2019	04/30/2019	(2,079)	(2,088)
	2.640	03/06/2019	04/23/2019	(14,360)	(14,387)
	2.640	03/11/2019	04/17/2019	(3,790)	(3,796)
	2.640	03/11/2019	04/23/2019	(111,810)	(111,982)
	2.640	03/11/2019	04/30/2019	(7,896)	(7,908)
	2.640	03/12/2019	04/23/2019	(18,399)	(18,426)
	2.640	03/12/2019	04/30/2019	(54,250)	(54,329)
	2.640	03/29/2019	04/30/2019	(13,571)	(13,574)
	2.650	01/25/2019	04/25/2019	(17,822)	(17,909)
	2.650	01/29/2019	04/30/2019	(99,186)	(99,643)
	2.650	03/06/2019	04/25/2019	(21,151)	(21,192)
	2.650	03/11/2019	04/25/2019	(25,268)	(25,307)
	2.650	03/12/2019	04/25/2019	(5,257)	(5,264)
	2.650	03/12/2019	01/31/2020	(87,893)	(88,024)
	2.650	03/29/2019	04/25/2019	(7,423)	(7,425)

Total Sale-Buyback Transactions					$(1,474,734)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(26,296)	$0	$(26,296)	$26,033	$(263)
BPS	0	(1,986)	0	(1,986)	1,977	(9)
BRC	0	(10,727)	0	(10,727)	11,011	284
BSN	0	(189,720)	0	(189,720)	187,601	(2,119)
DEU	0	(154,723)	0	(154,723)	153,735	(988)
FICC	8,787	0	0	8,787	(8,964)	(177)
JML	0	(1,497)	0	(1,497)	1,484	(13)
SCX	0	(162,697)	0	(162,697)	162,281	(416)

Master Securities Forward Transaction Agreement
BCY	0	0	(127,604)	(127,604)	127,295	(309)
BPG	0	0	(205)	(205)	213	8
TDM	0	0	(613)	(613)	624	11
UBS	0	0	(1,346,312)	(1,346,312)	1,337,023	(9,289)

Total Borrowings and Other Financing Transactions	$8,787	$(547,646)	$(1,474,734)

42	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(12,224)	$(12,224)
U.S. Treasury Obligations	0	(533,436)	0	0	(533,436)

Total	$0	$(533,436)	$0	$(12,224)	$(545,660)

Sale-Buyback Transactions
U.S. Treasury Obligations	(127,604)	(1,259,106)	0	(88,024)	(1,474,734)

Total	$(127,604)	$(1,259,106)	$0	$(88,024)	$(1,474,734)

Total Borrowings	$(127,604)	$(1,792,542)	$0	$(100,248)	$(2,020,394)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(2,020,394)

(m)	Securities with an aggregate market value of $2,055,095 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(1,334,254) at a weighted average interest rate of 2.286%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(3,900) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(1,986) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond June Futures	06/2019	5	$	492	$10	$2	$(2)
U.S. Treasury 5-Year Note June Futures	06/2019	4,440		514,277	4,798	0	(1,006)
U.S. Treasury 10-Year Note June Futures	06/2019	5,442		675,998	9,644	0	(1,530)

					$14,452	$2	$(2,538)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2019	596	$	(111,209)	$(2,368)	$167	$0
United Kingdom Long Gilt June Futures	06/2019	125		(21,062)	(332)	10	(15)

					$(2,700)	$177	$(15)

Total Futures Contracts					$11,752	$179	$(2,553)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Aetna, Inc.	(1.000)%	Quarterly	12/20/2020	0.175%	$ 13,100	$(355)	$166	$(189)	$5	$0
Darden Restaurants, Inc.	(1.000)	Quarterly	06/20/2020	0.081	11,500	(222)	89	(133)	0	(1)
ERP Operating LP	(1.000)	Quarterly	12/20/2020	0.114	3,800	(86)	27	(59)	0	0
Newmont Mining Corp.	(1.000)	Quarterly	12/20/2020	0.140	7,000	15	(120)	(105)	1	0

						$(648)	$162	$(486)	$6	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Anadarko Petroleum Corp.	1.000%	Quarterly	06/20/2021	0.260%	$	7,000	$(136)	$252	$116	$2	$0
Anadarko Petroleum Corp.	1.000	Quarterly	12/20/2021	0.404		10,600	(304)	475	171	1	0
Anadarko Petroleum Corp.	1.000	Quarterly	06/20/2022	0.503		11,700	(123)	308	185	5	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2020	0.131		22,500	315	(69)	246	3	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.283		28,750	198	360	558	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.325		36,650	416	369	785	14	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.384		22,400	463	38	501	6	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.429		19,400	(120)	573	453	13	0
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2024	0.547		10,000	(132)	348	216	7	0
Chesapeake Energy Corp.	5.000	Quarterly	06/20/2021	2.494		7,000	429	(43)	386	0	(9)
Chesapeake Energy Corp.	5.000	Quarterly	12/20/2021	3.131		2,500	(7)	131	124	0	(8)
Daimler AG	1.000	Quarterly	12/20/2020	0.275	EUR	3,500	58	(7)	51	0	0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.433		9,200	(28)	45	17	3	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		1,900	(14)	21	7	1	0

44	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
DISH DBS Corp.	5.000%	Quarterly	12/20/2022	4.251%	$	8,500	$461	$(234)	$227	$0	$(26)
DISH DBS Corp.	5.000	Quarterly	06/20/2023	4.909		400	3	(1)	2	1	0
Enbridge, Inc.	1.000	Quarterly	12/20/2021	0.300		10,000	(271)	460	189	0	(4)
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.505		9,800	(272)	426	154	5	0
Ford Motor Co.	5.000	Quarterly	12/20/2021	1.337		1,800	278	(102)	176	0	(1)
Ford Motor Co.	5.000	Quarterly	06/20/2023	2.026		9,400	1,426	(325)	1,101	16	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	2.311		2,000	365	(132)	233	3	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2021	1.061		10,300	1,587	(692)	895	16	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2021	1.400		900	153	(67)	86	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2022	1.631		1,100	190	(75)	115	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.840		10,900	2,010	(796)	1,214	2	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.220		2,400	326	(37)	289	2	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920		18,700	(655)	727	72	14	0
Goldman Sachs Group, Inc.	1.000	Quarterly	09/20/2020	0.359		4,000	61	(22)	39	1	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.412		12,200	180	(20)	160	4	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.484		16,000	212	12	224	2	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2022	0.534		6,100	68	22	90	3	0
HCP, Inc.	1.000	Quarterly	12/20/2020	0.271		10,000	(142)	270	128	0	(4)
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	1.006		4,200	650	96	746	14	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.556		6,300	(773)	987	214	0	0
MetLife, Inc.	1.000	Quarterly	03/20/2022	0.345		2,800	(4)	58	54	0	(1)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.371		34,500	305	384	689	9	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.461		40,500	818	(23)	795	7	0
MetLife, Inc.	1.000	Quarterly	12/20/2023	0.640		2,800	(69)	115	46	0	0
Morgan Stanley	1.000	Quarterly	06/20/2020	0.268		66,700	1,037	(419)	618	10	0
Morgan Stanley	1.000	Quarterly	06/20/2022	0.440		5,000	63	26	89	2	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.620		5,900	99	(17)	82	0	(3)
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.303		6,900	20	132	152	1	0
Sprint Communications, Inc.	5.000	Quarterly	09/20/2020	1.025		12,300	552	180	732	0	(15)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2022	0.431		1,800	35	2	37	0	0
Viacom, Inc.	1.000	Quarterly	03/20/2021	0.236		4,700	60	11	71	0	(2)
Vodafone Group PLC	1.000	Quarterly	06/20/2023	0.700	EUR	11,200	100	64	164	0	(1)

							$9,888	$3,811	$13,699	$169	$(74)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Europe Main 28 5-Year Index	(1.000)%	Quarterly	12/20/2022	EUR 276,100	$(8,545)	$1,573	$(6,972)	$0	$(441)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-22 5-Year Index	1.000%	Quarterly	06/20/2019	$6,600	$98	$(84)	$14	$1	$0
CDX.IG-23 5-Year Index	1.000	Quarterly	12/20/2019	1,900	28	(17)	11	0	0
CDX.IG-27 5-Year Index	1.000	Quarterly	12/20/2021	39,800	634	96	730	24	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	1,606,900	23,232	8,465	31,697	1,910	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	39,400	630	88	718	62	0

					$24,622	$8,548	$33,170	$1,997	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month NZD-BBR	5.000%	Semi-Annual	12/17/2024	NZD	80,800	$7,257	$3,049	$10,306	$0	$(120)
Receive(6)	3-Month USD-LIBOR	2.480	Semi-Annual	04/02/2019	$	47,400	(52)	(353)	(405)	0	(405)
Receive	3-Month USD-LIBOR	2.475	Semi-Annual	03/25/2024		46,800	(47)	(351)	(398)	102	0
Receive	3-Month USD-LIBOR	2.430	Semi-Annual	03/26/2024		43,200	(48)	(227)	(275)	94	0
Receive	3-Month USD-LIBOR	2.450	Semi-Annual	03/27/2024		47,000	(46)	(298)	(344)	103	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	03/28/2024		56,900	(55)	(256)	(311)	125	0
Receive	3-Month USD-LIBOR	2.440	Semi-Annual	03/29/2024		53,500	(54)	(296)	(350)	135	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		130,400	9,863	(8,405)	1,458	424	0
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029	EUR	76,700	(173)	(4,051)	(4,224)	318	0
Receive(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		66,500	(588)	(911)	(1,499)	284	0
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		11,600	(87)	(473)	(560)	211	0
Pay(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	74,500	7	766	773	0	(11)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		188,300	(1,367)	(4,894)	(6,261)	25	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		41,700	669	(2,590)	(1,921)	327	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	4,724,400	(43)	(928)	(971)	0	(93)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		14,860,000	(434)	(4,529)	(4,963)	0	(361)
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		1,330,000	0	(401)	(401)	0	(32)
Receive	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		1,515,000	(1,734)	(441)	(2,175)	0	(96)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		1,315,000	(2,455)	(699)	(3,154)	0	(164)
Pay	28-Day MXN-TIIE	7.500	Lunar	06/02/2021	MXN	21,300	11	(22)	(11)	0	(3)
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		139,500	(444)	79	(365)	0	(22)
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		103,000	(325)	66	(259)	0	(17)
Pay	28-Day MXN-TIIE	5.840	Lunar	09/14/2021		219,300	(629)	68	(561)	0	(35)
Pay	28-Day MXN-TIIE	5.810	Lunar	09/29/2021		150,900	(447)	60	(387)	0	(24)

46	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	5.750%	Lunar	09/30/2021	MXN	112,500	$(348)	$52	$(296)	$0	$(18)
Pay	28-Day MXN-TIIE	5.630	Lunar	10/11/2021		720,200	(2,418)	348	(2,070)	0	(117)
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022		13,800	0	(11)	(11)	0	(2)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		930,000	0	66	66	0	(161)
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		603,000	65	(25)	40	0	(105)
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		596,300	0	(202)	(202)	0	(104)
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		1,548,400	(1,040)	461	(579)	0	(270)
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024		446,600	0	207	207	0	(83)
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		1,485,600	(103)	241	138	309	0
Receive	CPURNSA	1.273	Maturity	09/30/2020	$	29,300	687	48	735	37	0
Receive	CPURNSA	1.303	Maturity	09/30/2020		7,550	166	12	178	9	0
Pay	UKRPI	3.530	Maturity	10/15/2031	GBP	38,600	344	106	450	0	(66)

							$6,132	$(24,734)	$(18,602)	$2,503	$(2,309)

Total Swap Agreements							$31,449	$(10,640)	$20,809	$4,675	$(2,825)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$179	$4,675	$4,854	$0	$(2,553)	$(2,825)	$(5,378)

(o)

Securities with an aggregate market value of $222,110 and cash of $15,029 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	174	$	129	$0	$0
BPS	04/2019	ARS	149,086		3,441	3	0
	04/2019	$	16,844	ARS	723,859	50	(545)
	04/2019		56,199	GBP	42,772	0	(490)
	05/2019	ARS	149,086	$	3,213	0	(62)
	05/2019	$	178	ARS	7,737	0	(8)
	06/2019	PEN	22,387	$	6,752	27	0
	06/2019	$	144	INR	10,401	4	0
	02/2020	ARS	759,874	$	12,692	797	0
BRC	04/2019	JPY	947,565		8,572	22	0
CBK	04/2019	AUD	1,238		881	2	0
	04/2019	EUR	7,830		8,819	35	0
	04/2019	GBP	131,803		173,635	1,968	0
	04/2019	MXN	110,235		5,737	70	0
	04/2019	$	1,238	ARS	53,666	0	(33)
	04/2019		1,115	GBP	839	0	(23)
	04/2019		8,590	JPY	947,565	0	(40)
	04/2019		5,766	MXN	110,235	0	(98)
	05/2019	JPY	947,565	$	8,614	38	0
	05/2019	MXN	78,671		4,118	93	0
	05/2019	PEN	13,773		4,167	24	0
	06/2019		225,998		68,268	351	0
	06/2019	$	1,732	MXN	34,158	4	0
FBF	04/2019	ARS	993,158	$	25,017	2,113	0
	04/2019	CNH	4,654		663	0	(29)
	04/2019	$	22,920	ARS	993,158	0	(17)
GLM	04/2019	ARS	713,868	$	16,475	13	0
	04/2019	$	16,449	ARS	713,868	66	(53)
	05/2019	ARS	670,575	$	14,633	0	(96)
	05/2019	$	1,266	MXN	24,155	0	(30)
	06/2019	KRW	267,418	$	239	3	0
HUS	04/2019	ARS	130,204		3,005	2	0
	04/2019	CAD	10,000		7,578	95	0
	04/2019	CNY	4,629		689	0	0
	04/2019	$	6,550	ARS	278,133	34	(290)
	04/2019		693	CNH	4,654	0	0
	04/2019		679	CNY	4,629	10	0

48	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2019	$		1,366	PLN	5,104	$0	$(36)
	04/2019			47,346	RUB	3,154,227	622	0
	04/2019			517	TRY	2,876	0	(12)
	05/2019			4,287	ARS	184,500	1	(242)
	06/2019		CNH	4,654	$	692	0	0
	06/2019		$	688	CNY	4,629	0	0
IND	05/2019			7,661	CAD	10,136	0	(68)
JPM	04/2019		EUR	212,567	$	242,639	4,192	0
	04/2019		NZD	2,071		1,416	6	0
	05/2019		EUR	220,397		248,116	237	0
	02/2020		$	13,667	ARS	759,874	0	(1,771)
MSB	05/2019			1,037		44,021	0	(68)
SCX	04/2019			116,757	GBP	88,192	0	(1,891)
	05/2019		GBP	88,192	$	116,934	1,888	0
	06/2019		HKD	3,288		421	1	0
	06/2019		TWD	4,102		133	0	0
	06/2019		$	31,613	IDR	451,207,930	0	(321)
SOG	06/2019			11,925	RUB	795,722	79	0
TOR	06/2019			28,824	COP	89,906,686	0	(727)
	08/2019			22,778	MXN	446,970	0	(230)
UAG	04/2019			7,448	CAD	10,000	35	0
	05/2019		CAD	10,000	$	7,454	0	(35)

Total Forward Foreign Currency Contracts							$12,885	$(7,215)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BPS	Put - OTC USD versus MXN	MXN	19.760	05/29/2019	11,930	$180	$261

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.107%	09/12/2019	160,400	$755	$2,563
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	02/18/2020	273,000	2,002	3,952
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019	31,300	933	43
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/09/2019	34,300	1,646	410
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	14,600	689	177
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019	26,600	807	37
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.340	10/04/2019	22,200	627	26
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019	20,400	632	28
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	48,200	2,217	608

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943%	12/12/2019	15,900	$763	$196
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.630	12/16/2019	17,000	978	13

							$12,049	$8,053

Total Purchased Options							$12,229	$8,314

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	26,500	$(27)	$(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	40,000	(40)	(24)
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	24,800	(26)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	118,800	(105)	(71)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	26,500	(26)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	26,500	(25)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	27,600	(29)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	29,100	(26)	(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	71,900	(70)	(4)
FBF	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	05/15/2019	70,000	(34)	(14)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	89,000	(89)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	23,400	(26)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	44,400	(41)	(13)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	26,100	(44)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	25,100	(49)	(1)
MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	26,200	(49)	0

						$(706)	$(132)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Call - OTC USD versus MXN	MXN	22.840	05/29/2019	11,930	$(211)	$(4)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	26,500	$(228)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	21,200	(273)	0

						$(501)	$0

50	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940%	09/18/2019	134,600	$(955)	$(52)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	150,900	(1,648)	(296)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	64,200	(689)	(128)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	09/12/2019	35,300	(755)	(2,125)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.086	02/18/2020	26,000	(2,002)	(2,847)
BPS	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.410	04/09/2019	45,900	(46)	(278)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.610	04/09/2019	45,900	(46)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/12/2019	47,700	(55)	(285)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/12/2019	47,700	(36)	(2)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/18/2019	114,400	(807)	(45)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	10/04/2019	95,600	(643)	(27)
FAR	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.425	04/11/2019	74,400	(75)	(510)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.625	04/11/2019	74,400	(74)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/18/2019	50,800	(54)	(283)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/18/2019	50,800	(51)	(5)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.310	04/23/2019	50,900	(51)	(183)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.510	04/23/2019	50,900	(46)	(16)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.125	04/29/2019	50,500	(73)	(48)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.365	04/29/2019	50,500	(69)	(91)
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/05/2019	44,700	(47)	(464)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.720	04/05/2019	44,700	(47)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/15/2019	45,300	(48)	(241)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/15/2019	44,600	(48)	(253)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/15/2019	45,300	(44)	(3)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/15/2019	44,600	(45)	(3)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/18/2019	87,700	(637)	(34)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	211,900	(2,225)	(416)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	70,200	(766)	(142)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/16/2019	74,900	(979)	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.435%	04/08/2019	49,800	$(55)	$(350)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.635	04/08/2019	49,800	(45)	0
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/04/2019	50,900	(61)	(527)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.710	04/04/2019	50,900	(55)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/15/2019	52,000	(55)	(314)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/15/2019	52,000	(48)	(3)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	04/24/2019	52,800	(63)	(69)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.420	04/24/2019	52,800	(63)	(50)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.160	04/30/2019	52,500	(68)	(68)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.410	04/30/2019	52,500	(74)	(74)
NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/24/2019	50,600	(56)	(173)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	04/24/2019	50,600	(54)	(20)
RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/23/2019	49,100	(51)	(297)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/23/2019	49,100	(51)	(6)
UAG	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.490	04/01/2019	49,500	(54)	(463)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/01/2019	49,500	(50)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.475	04/08/2019	48,900	(59)	(431)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.675	04/08/2019	48,900	(45)	0

							$(14,068)	$(11,625)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$	98.625	06/06/2019	18,100	$(44)	$(45)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.625	06/06/2019	18,100	(37)	(22)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.625	06/06/2019	8,000	(16)	(20)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.734	06/06/2019	17,300	(35)	(48)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.625	06/06/2019	8,000	(15)	(10)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.734	06/06/2019	17,300	(31)	(19)

						$(178)	$(164)

Total Written Options						$(15,664)	$(11,925)

52	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	BHP Billiton Finance USA Ltd.	1.000%	Quarterly	06/20/2021	0.168%	$	800	$(24)	$39	$15	$0
	China Government International Bond	1.000	Quarterly	12/20/2020	0.140		1,400	(27)	48	21	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.973		5,500	(66)	74	8	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		23,650	(467)	379	0	(88)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		11,200	(181)	75	0	(106)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2019	0.351		37,700	(2,053)	2,183	130	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		6,600	(720)	750	30	0
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.162		15,500	(776)	745	0	(31)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.897		1,900	(115)	64	0	(51)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266		6,600	(379)	57	0	(322)
BRC	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.825		500	(7)	11	4	0
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.162		4,600	(237)	228	0	(9)
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.237		5,800	(158)	106	0	(52)
	Bausch Health Companies, Inc.	5.000	Quarterly	12/20/2020	0.626		400	10	20	30	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751		4,700	(155)	(11)	0	(166)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		4,500	(46)	29	0	(17)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		25,400	(442)	202	0	(240)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196		9,500	(793)	756	0	(37)
DUB	Italy Government International Bond	1.000	Quarterly	06/20/2019	0.190		86,900	94	96	190	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.505		1,600	(145)	128	0	(17)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		3,700	(335)	265	0	(70)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.897		12,200	(758)	429	0	(329)
GST	American Tower Corp.	1.000	Quarterly	06/20/2021	0.989		12,500	(590)	597	7	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614		4,800	(166)	39	0	(127)
	Enterprise Products Operating LLC	1.000	Quarterly	06/20/2021	0.225		6,000	(310)	414	104	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.825		1,200	(16)	25	9	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.661		64,200	(796)	1,289	493	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2023	0.955%	$	4,200	$(39)	$48	$9	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		15,650	(309)	251	0	(58)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2019	0.351		9,600	(545)	578	33	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	1.704		6,000	(642)	478	0	(164)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.162		16,000	(798)	765	0	(33)
	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	12/20/2019	0.444		6,100	(58)	85	27	0
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614		2,900	(100)	23	0	(77)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751		6,500	(190)	(40)	0	(230)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.825		700	(9)	14	5	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		17,900	(285)	218	0	(67)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		24,000	(386)	160	0	(226)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.897		3,700	(225)	125	0	(100)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266		5,000	(287)	43	0	(244)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.115		45,050	(819)	651	0	(168)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.092		5,750	(93)	39	0	(54)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.202		2,800	(150)	144	0	(6)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.162		8,250	(711)	555	0	(156)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.738		10,000	(627)	357	0	(270)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2023	1.897		2,300	(141)	(1)	0	(142)
	Southern Co.	1.000	Quarterly	12/20/2022	2.454		13,400	166	131	297	0
MYC	Enterprise Products Operating LLC	1.000	Quarterly	06/20/2021	0.225		24,000	(795)	1,210	415	0
	Italy Government International Bond	1.000	Quarterly	06/20/2019	0.190		44,400	(173)	270	97	0
	ONEOK Partners LP	1.000	Quarterly	06/20/2021	0.324		10,000	(980)	1,131	151	0
NGF	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		1,750	(31)	24	0	(7)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196		9,500	(783)	746	0	(37)
UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	1.900		4,300	252	(33)	219	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.221		1,550	(103)	93	0	(10)

								$(18,519)	$17,102	$2,294	$(3,711)

54	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	Quarterly	12/20/2020	$ 4,700	$42	$359	$401	$0
	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	10,300	1,566	(272)	1,294	0
BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	3,800	443	93	536	0
CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	10,600	1,055	277	1,332	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,600	580	209	789	0
DUB	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	1,900	(187)	100	0	(87)
GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	8,900	752	366	1,118	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	4,000	555	34	589	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	16,300	1,935	363	2,298	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,200	(36)	42	6	0
JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	850	85	22	107	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	1,200	191	(14)	177	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	29,700	3,654	533	4,187	0
JPS	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	7,000	(993)	(630)	0	(1,623)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	1,400	(244)	160	0	(84)
MEI	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	5,350	(751)	(490)	0	(1,241)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	4,400	(481)	281	0	(200)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	8,200	(1,431)	942	0	(489)
MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,000	594	111	705	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,200	(124)	146	22	0
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	15,700	(1,108)	393	0	(715)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(80)	94	14	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	6,600	(8)	(22)	0	(30)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(52)	61	9	0

						$5,957	$3,158	$13,584	$(4,469)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	CPURNSA	1.730%	Maturity	08/26/2025	$	5,500	$0	$87	$87	$0
CBK	Pay	3-Month NZD-BBR	5.000	Semi-Annual	12/17/2024	NZD	8,000	135	885	1,020	0
DUB	Pay	3-Month NZD-BBR	5.000	Semi-Annual	12/17/2024		24,200	432	2,655	3,087	0
JPM	Pay	3-Month NZD-BBR	5.000	Semi-Annual	12/17/2024		6,200	109	682	791	0

								$676	$4,309	$4,985	$0

Total Swap Agreements								$(11,886)	$24,569	$20,863	$(8,180)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$7,145	$1,782	$8,927	$0	$(5,473)	$0	$(5,473)	$3,454	$(3,760)	$(306)
BPS	881	261	740	1,882	(1,105)	(640)	(598)	(2,343)	(461)	602	141
BRC	22	0	4	26	0	0	(9)	(9)	17	0	17
CBK	2,585	0	3,171	5,756	(194)	(8)	(512)	(714)	5,042	(4,086)	956
DUB	0	63	3,277	3,340	0	(72)	(503)	(575)	2,765	(2,820)	(55)
FAR	0	0	0	0	0	(1,137)	0	(1,137)	(1,137)	0	(1,137)
FBF	2,113	0	0	2,113	(46)	(14)	0	(60)	2,053	(2,460)	(407)
GLM	82	845	0	927	(179)	(1,558)	0	(1,737)	(810)	1,816	1,006
GSC	0	0	0	0	0	(67)	0	(67)	(67)	0	(67)
GST	0	0	4,693	4,693	0	(14)	(382)	(396)	4,297	(4,192)	105
HUS	764	0	5	769	(580)	0	(944)	(1,524)	(755)	467	(288)
IND	0	0	0	0	(68)	0	0	(68)	(68)	0	(68)
JPM	4,435	0	5,559	9,994	(1,771)	(447)	(796)	(3,014)	6,980	(6,080)	900
JPS	0	0	0	0	0	0	(1,707)	(1,707)	(1,707)	1,877	170
MEI	0	0	0	0	0	0	(1,930)	(1,930)	(1,930)	1,958	28
MSB	0	0	0	0	(68)	0	0	(68)	(68)	0	(68)
MYC	0	0	1,390	1,390	0	(1,105)	(715)	(1,820)	(430)	(932)	(1,362)
NGF	0	0	0	0	0	(193)	(44)	(237)	(237)	336	99
RYL	0	0	0	0	0	(303)	0	(303)	(303)	195	(108)
SAL	0	0	14	14	0	0	(30)	(30)	(16)	0	(16)
SCX	1,889	0	0	1,889	(2,212)	0	0	(2,212)	(323)	270	(53)
SOG	79	0	0	79	0	0	0	0	79	(300)	(221)
TOR	0	0	0	0	(957)	0	0	(957)	(957)	767	(190)
UAG	35	0	228	263	(35)	(894)	(10)	(939)	(676)	1,028	352

Total Over the Counter	$12,885	$8,314	$20,863	$42,062	$(7,215)	$(11,925)	$(8,180)	$(27,320)

(q)

Securities with an aggregate market value of $10,450 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$179	$179
Swap Agreements	0	2,172	0	0	2,503	4,675

	$0	$2,172	$0	$0	$2,682	$4,854

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,885	$0	$12,885
Purchased Options	0	0	0	261	8,053	8,314
Swap Agreements	0	15,878	0	0	4,985	20,863

	$0	$15,878	$0	$13,146	$13,038	$42,062

	$0	$18,050	$0	$13,146	$15,720	$46,916

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,553	$2,553
Swap Agreements	0	516	0	0	2,309	2,825

	$0	$516	$0	$0	$4,862	$5,378

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,215	$0	$7,215
Written Options	0	132	0	4	11,789	11,925
Swap Agreements	0	8,180	0	0	0	8,180

	$0	$8,312	$0	$7,219	$11,789	$27,320

	$0	$8,828	$0	$7,219	$16,651	$32,698

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,459	$1,459
Futures	0	0	0	0	(919)	(919)
Swap Agreements	0	21,033	0	0	(53,401)	(32,368)

	$0	$21,033	$0	$0	$(52,861)	$(31,828)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37,462	$0	$37,462
Purchased Options	0	0	0	314	(9,135)	(8,821)
Written Options	0	6,510	0	3,373	17,806	27,689
Swap Agreements	0	14,818	0	0	(105)	14,713

	$0	$21,328	$0	$41,149	$8,566	$71,043

	$0	$42,361	$0	$41,149	$(44,295)	$39,215

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(183)	$(183)
Futures	0	0	0	0	(1,442)	(1,442)
Swap Agreements	0	9,197	0	0	(21,882)	(12,685)

	$0	$9,197	$0	$0	$(23,507)	$(14,310)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,544)	$0	$(3,544)
Purchased Options	0	0	0	81	756	837
Written Options	0	(359)	0	118	3,323	3,082
Swap Agreements	0	(853)	0	0	908	55

	$0	$(1,212)	$0	$(3,345)	$4,987	$430

	$0	$7,985	$0	$(3,345)	$(18,520)	$(13,880)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$397,647	$154,428	$552,075
Corporate Bonds & Notes
Banking & Finance	0	5,125,294	12,649	5,137,943
Industrials	15,008	3,391,074	4,195	3,410,277
Utilities	0	1,079,347	0	1,079,347
Municipal Bonds & Notes
Michigan	0	2,338	0	2,338
West Virginia	0	2,115	0	2,115
U.S. Government Agencies	0	1,417,970	2,096	1,420,066
U.S. Treasury Obligations	0	2,800,012	0	2,800,012
Non-Agency Mortgage-Backed Securities	0	55,317	0	55,317
Asset-Backed Securities	0	216,622	0	216,622
Sovereign Issues	0	207,709	0	207,709
Common Stocks
Consumer Discretionary	13	0	0	13
Warrants
Utilities	26	0	0	26
Convertible Preferred Securities
Banking & Finance	10,016	0	0	10,016
Preferred Securities
Banking & Finance	0	60,746	1	60,747
Utilities	7,010	0	0	7,010
Real Estate Investment Trusts
Real Estate	5,773	0	0	5,773
Short-Term Instruments
Certificates of Deposit	0	10,704	0	10,704
Repurchase Agreements	0	8,786	0	8,786
Argentina Treasury Bills	0	12,375	0	12,375
	$37,846	$14,788,056	$173,369	$14,999,271

58	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$283,228	$0	$0	$283,228
Total Investments	$321,074	$14,788,056	$173,369	$15,282,499

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	179	4,675	0	4,854
Over the counter	0	41,843	219	42,062
	$179	$46,518	$219	$46,916

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,553)	(2,825)	0	(5,378)
Over the counter	0	(27,320)	0	(27,320)
	$(2,553)	$(30,145)	$0	$(32,698)
Total Financial Derivative Instruments	$(2,374)	$16,373	$219	$14,218
Totals	$318,700	$14,804,429	$173,588	$15,296,717

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(2)
Investments in Securities, at Value
Loan Participations and Assignments	$143,188	$90,032	$(60,367)	$77	$172	$(331)	$11,466	$(29,809)	$154,428	$(823)
Corporate Bonds & Notes
Banking & Finance	11,886	6,780	(5,500)	6	24	(547)	0	0	12,649	(637)
Industrials	4,058	0	(355)	0	0	(118)	610	0	4,195	(101)
U.S. Government Agencies	2,106	0	(40)	41	15	(26)	0	0	2,096	(27)
Asset-Backed Securities	11,413	0	(7,049)	3	5	60	5,988	(10,420)	0	0
Preferred Securities
Banking & Finance	0	0	0	0	0	1	0	0	1	2

	$172,651	$96,812	$(73,311)	$127	$216	$(961)	$18,064	$(40,229)	$173,369	$(1,586)

Financial Derivative Instruments - Assets
Over the counter	$188	$0	$0	$0	$0	$31	$0	$0	$219	$30

Totals	$172,839	$96,812	$(73,311)	$127	$216	$(930)	$18,064	$(40,229)	$173,588	$(1,556)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$92,082	Proxy Pricing	Base Price	96.000-100.750
	62,346	Third Party Vendor	Broker Quote	94.750-101.000
Corporate Bonds & Notes
Banking & Finance	6,780	Other Valuation Techniques(3)	—	—
	5,869	Reference Instrument	Option Adjusted Spread	642.930 bps
Industrials	3,585	Proxy Pricing	Base Price	102.000
	610	Third Party Vendor	Broker Quote	102.680
U.S. Government Agencies	2,096	Proxy Pricing	Base Price	60.350
Preferred Securities
Banking & Finance	1	Other Valuation Techniques(3)	—	—

Financial Derivative Instruments - Assets
Over the counter	219	Indicative Market Quotation	Broker Quote	4.919

Total	$173,588

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

60	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Investment Grade Credit Bond Fund, (formerly, PIMCO Investment Grade Corporate Bond Fund) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2019	61

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

62	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after

ANNUAL REPORT	MARCH 31, 2019	63

Notes to Financial Statements (Cont.)

December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended March 31, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

Distributions to Shareholders:

From net investment income

Institutional Class	$(246,288)

I-2	(84,380)

I-3	0

Administrative Class	(6,996)

Class D	(23,602	)(a)

Class A	(35,839)

Class C	(14,549)

From net realized capital gains

Institutional Class	(52,204)

I-2	(20,267)

I-3	0

Administrative Class	(1,640)

Class D	(5,775	)(a)

Class A	(8,330)

Class C	(4,329)

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(504,199)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be

64	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2019

used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may

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Notes to Financial Statements (Cont.)

permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective

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determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs

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of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have

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Notes to Financial Statements (Cont.)

the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$69,163	$2,525,749	$(2,311,710)	$18	$8	$283,228	$1,048	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

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Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a

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Notes to Financial Statements (Cont.)

future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments

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are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of

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Notes to Financial Statements (Cont.)

the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the

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market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term

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Notes to Financial Statements (Cont.)

of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

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(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

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connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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Notes to Financial Statements (Cont.)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over the counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Notes to Financial Statements (Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets

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on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party

ANNUAL REPORT	MARCH 31, 2019	85

Notes to Financial Statements (Cont.)

custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

86	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2019

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

ANNUAL REPORT	MARCH 31, 2019	87

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$182,859	$177,856

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax

88	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2019

effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$18,043,740	$17,421,327	$4,575,844	$3,720,629

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	235,561	$2,369,662	273,806		$2,869,081

I-2	205,085	2,060,455	173,807		1,830,043

I-3	8,855	89,191	0		0

Administrative Class	3,897	39,346	9,646		101,538

Class D	0	0	30,219		318,431

Class A	27,024	272,801	102,251	(a)	1,056,317	(a)

Class C	3,239	32,657	9,625		101,434

Issued as reinvestment of distributions

Institutional Class	26,017	261,757	26,379		277,452

I-2	9,081	91,373	8,439		88,742

I-3	155	1,560	0		0

Administrative Class	522	5,257	809		8,507

Class D	0	0	2,602		27,423

Class A	5,291	53,255	3,866		40,665

Class C	1,203	12,103	1,517		15,962

Cost of shares redeemed

Institutional Class	(346,360)	(3,480,675)	(196,453)		(2,058,592)

I-2	(161,205)	(1,614,489)	(61,007)		(638,662)

I-3	(2,940)	(29,273)	0		0

Administrative Class	(15,413)	(154,976)	(6,433)		(67,544)

Class D	0	0	(96,542	)(a)	(995,260	)(a)

Class A	(69,125)	(695,786)	(31,305)		(328,543)

Class C	(16,581)	(166,660)	(15,324)		(160,781)

Net increase (decrease) resulting from Fund share transactions	(85,694)	$(852,442)	235,902		$2,486,213

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 68,491 Class D shares in the amount of $701,019 converted into Class A shares of the Fund.

ANNUAL REPORT	MARCH 31, 2019	89

Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Investment Grade Credit Bond Fund	$0	$0	$143,137	$(7,246)	$(105,944)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, interest accrued on defaulted securities, convertible preferred securities, passive foreign investment companies (PFICs), sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

90	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2019

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Investment Grade Credit Bond Fund	$2,939	$103,005

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Investment Grade Credit Bond Fund	$15,186,158	$346,308	$(202,663)	$143,645

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, interest accrued on defaulted securities, convertible preferred securities, passive foreign investment companies (PFICs), unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, straddle loss deferrals, and Lehman securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Investment Grade Credit Bond Fund	$469,964	$12,519	$17,805	$457,749	$46,450	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Investment Grade Credit Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Investment Grade Credit Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

92	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BCY	Barclays Capital, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JML	JP Morgan Securities Plc
BOM	Bank of Montreal	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	JP Morgan Securities, Inc.
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DEU	Deutsche Bank Securities, Inc.	RYL	Royal Bank of Scotland PLC
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	TOR	Toronto Dominion Bank
GSC	Goldman Sachs & Co.	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Prices Index
CMBX	Commercial Mortgage-Backed Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
BBR	Bank Bill Rate	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	MARCH 31, 2019	93

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Investment Grade Credit Bond Fund	0.00%	1.24%	$393,757	$7,153

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

94	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	95

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

96	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	97

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

98	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	99

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3021AR_033119

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2019	$5,420,378
	March 31, 2018	$5,587,383
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	March 31, 2019	$150,000
	March 31, 2018	$25,000
(c)	Fiscal Year Ended	Tax Fees
	March 31, 2019	$ 7,500
	March 31, 2018	$ 8,000
(d)	Fiscal Year Ended	All Other Fees (2)
	March 31, 2019	$—
	March 31, 2018	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the Registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2019	March 31, 2018
PIMCO Funds	$157,500	$33,000
Pacific Investment Management Company LLC (“PIMCO”)	11,787,812	8,586,004

Totals	$11,945,312	$8,619,004

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.        Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.        Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Income Fund in its report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Consolidated Schedule of Investments PIMCO Income Fund (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 137.7%
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.8%
Alphabet Holding Co., Inc.
5.999% (LIBOR03M + 3.500%) due 09/26/2024 ~	$7,811	$7,259
Altice France S.A.
6.484% (LIBOR03M + 4.000%) due 08/14/2026 ~	50,474	48,413
American Builders & Contractors Supply Co., Inc.
4.499% (LIBOR03M + 2.000%) due 10/31/2023 ~	45,920	44,768
Ancestry.com Operations, Inc.
5.750% (LIBOR03M + 3.250%) due 10/19/2023 ~	21,200	21,095
Aramark Services, Inc.
4.249% (LIBOR03M + 1.750%) due 03/11/2025 ~	9,978	9,916
Avantor, Inc.
6.249% (LIBOR03M + 3.750%) due 11/21/2024 ~	9,782	9,816
Avolon Holdings Ltd.
4.488% (LIBOR03M + 2.000%) due 01/15/2025 ~	66,844	66,415
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(l)	26,993	27,319
Axalta Coating Systems U.S. Holdings, Inc.
4.351% (LIBOR03M + 1.750%) due 06/01/2024 ~	4,231	4,147
Bausch Health Cos., Inc.
5.231% (LIBOR03M + 2.750%) due 11/27/2025 ~	19,561	19,365
Beacon Roofing Supply, Inc.
4.749% (LIBOR03M + 2.250%) due 01/02/2025 ~	6,485	6,323
Britannia Property Owner LLC
5.693% due 10/09/2021 «(l)	47,500	48,192
BWAY Holding Co.
6.033% (LIBOR03M + 3.250%) due 04/03/2024 ~	9,599	9,388
Caesars Entertainment Operating Co.
4.499% (LIBOR03M + 2.000%) due 10/06/2024 ~	15,682	15,336
Caesars Resort Collection LLC
5.249% (LIBOR03M + 2.750%) due 12/22/2024 ~	73,578	72,856
Calmart Sub LLC
TBD% - 5.586% (LIBOR03M + 3.097%) due 03/09/2021 ~µ	100,000	99,865
Camelot UK Holdco Ltd.
5.746% (LIBOR03M + 3.250%) due 10/03/2023 ~	5,730	5,701
Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	58,049	58,149
CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~	35,856	35,139
Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~	10,966	10,906
Cheltenham
6.143% due 11/09/2021 «(l)	62,000	62,226
CityCenter Holdings LLC
4.749% (LIBOR03M + 2.250%) due 04/18/2024 ~	5,993	5,883
CommScope, Inc.
TBD% due 02/06/2026	32,500	32,569
Concordia International Corp.
7.993% (LIBOR03M + 5.500%) due 09/06/2024 ~	48,213	45,697

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Core & Main LP
5.626% (LIBOR03M + 3.000%) due 08/01/2024 «~		$5,765	$5,729
Crown Americas LLC
2.375% (EUR003M + 2.375%) due 04/03/2025 ~	EUR	5,360	6,045
4.484% (LIBOR03M + 2.000%) due 04/03/2025 ~		$2,388	2,397
CSC Holdings LLC
4.984% (LIBOR03M + 2.500%) due 01/25/2026 ~		15,781	15,463
DaVita HealthCare Partners, Inc.
5.249% (LIBOR03M + 2.750%) due 06/24/2021 ~		22,847	22,872
Dell International LLC
4.500% (LIBOR03M + 2.000%) due 09/07/2023 ~		13,668	13,528
Delos Finance SARL
4.351% (LIBOR03M + 1.750%) due 10/06/2023 ~		28,357	28,353
Diamond (BC) BV
5.744% (LIBOR03M + 3.000%) due 09/06/2024 ~		5,283	5,065
Diamond Resorts Corp.
6.249% (LIBOR03M + 3.750%) due 09/02/2023 «~		66,198	62,723
Dream Hotel
7.443% due 01/31/2021 «(l)		42,000	41,905
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		191,657	179,199
Envision Healthcare Corp.
6.249% (LIBOR03M + 3.750%) due 10/10/2025 ~		97,556	91,438
Fidere Gestion De Vivienda
2.500% (EUR003M + 2.500%) due 05/15/2020 «~(l)	EUR	99,934	111,884
Financial & Risk U.S. Holdings, Inc.
4.000% (EUR003M + 4.000%) due 10/01/2025 ~		105,436	117,792
6.249% (LIBOR03M + 3.750%) due 10/01/2025 ~		$182,951	177,787
Forest City Enterprises, L.P.
6.481% (LIBOR03M + 4.000%) due 12/07/2025 «~		23,940	24,090
Gardner Denver, Inc.
5.249% (LIBOR03M + 2.750%) due 07/30/2024 ~		74	74
Genworth Holdings, Inc.
6.982% (LIBOR03M + 4.500%) due 03/07/2023 «~		3,603	3,621
GHH Holdings Ltd.
2.757% due 12/04/2024 «(l)	GBP	75,000	96,728
Golden Nugget, Inc.
5.234% - 7.250% (LIBOR03M + 2.750%) due 10/04/2023 ~		$283	281
Gray Television, Inc.
4.982% (LIBOR03M + 2.500%) due 01/02/2026 ~		18,204	18,039
Grey Barn LLC
5.493% due 09/09/2021 «(l)		95,000	95,233
Grifols Worldwide Operations USA, Inc.
4.660% (LIBOR03M + 2.250%) due 01/31/2025 ~		3,386	3,367
HCA, Inc.
4.499% (LIBOR03M + 2.000%) due 03/13/2025 ~		10,559	10,559
Hilton Worldwide Finance LLC
4.236% (LIBOR03M + 1.750%) due 10/25/2023 ~		124,261	124,005
Hotel (PL Property) Ltd.
2.828% due 02/07/2023 «(l)	GBP	54,000	69,874
iHeartCommunications, Inc.
TBD% due 07/30/2019 ^(e)		$154,592	110,533
TBD% due 01/30/2020		750,167	537,307
Ineos Finance LLC
2.500% (EUR003M + 2.000%) due 03/31/2024 ~	EUR	56,880	62,792
Intelsat Jackson Holdings S.A.
6.240% (LIBOR03M + 3.750%) due 11/27/2023 ~		$72,374	71,153
6.625% due 01/02/2024		7,520	7,523
IRB Holding Corp.
5.739% (LIBOR03M + 3.250%) due 02/05/2025 ~		7,326	7,159

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Isla Vista Owner LLC
5.993% due 05/09/2020 «(l)		$53,500	$53,787
Kiinteisto oy Paulon Talo
2.300% (EUR003M + 2.300%) due 02/15/2021 «~(l)	EUR	41,250	45,980
2.350% (EUR003M + 2.350%) due 02/15/2021 «~(l)		44,955	50,110
Kinetic Concepts, Inc.
5.851% (LIBOR03M + 3.250%) due 02/02/2024 ~		$6,828	6,791
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	5,400	5,444
Las Vegas Sands LLC
4.249% (LIBOR03M + 1.750%) due 03/27/2025 ~		$12,657	12,452
Marriott Ownership Resorts, Inc.
4.749% (LIBOR03M + 2.250%) due 08/29/2025 ~		10,025	9,987
McDermott Technology Americas, Inc.
7.499% (LIBOR03M + 5.000%) due 05/12/2025 ~		29,776	28,600
Meredith Corp.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~		3,887	3,882
Messer Industrie GmbH
TBD% due 03/01/2026		22,100	21,713
MGM Growth Properties Operating Partnership LP
4.499% (LIBOR03M + 2.000%) due 03/21/2025 ~		37,312	36,815
MH Sub LLC
6.236% (LIBOR03M + 3.750%) due 09/13/2024 ~		16,893	16,684
Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		11,560	11,593
Mission Broadcasting, Inc.
4.739% (LIBOR03M + 2.250%) due 01/17/2024 ~		1,970	1,928
Multi Color Corp.
4.499% (LIBOR03M + 2.000%) due 10/31/2024 «~		2,633	2,631
NCI Building Systems, Inc.
6.547% (LIBOR03M + 3.750%) due 04/12/2025 «~		47,501	45,363
Neiman Marcus Group Ltd. LLC
5.733% - 6.021% (LIBOR03M + 3.250%) due 10/25/2020 ~		209,992	195,598
Nexstar Broadcasting, Inc.
4.746% (LIBOR03M + 2.250%) due 01/17/2024 ~		10,704	10,477
Nielsen Finance LLC
4.493% (LIBOR03M + 2.000%) due 10/04/2023 ~		26,364	25,969
Oasis West
5.739% (LIBOR03M + 3.250%) due 03/08/2022 «~(l)		200,000	200,570
Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ		469,278	470,304
7.500% (LIBOR03M + 2.000%) due 02/22/2049 ^~(e)		131,270	113,877
Panther BF Aggregator LP
TBD% due 03/18/2026 «		12,700	12,573
Parexel International Corp.
5.249% (LIBOR03M + 2.750%) due 09/27/2024 ~		7,486	7,226

See Accompanying Notes	3

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
PetSmart, Inc.
5.490% (LIBOR03M + 3.000%) due 03/11/2022 ~		$37,996	$34,173
Post Holdings, Inc.
4.490% (LIBOR03M + 2.000%) due 05/24/2024 ~		5,723	5,688
Presidential City
6.493% (LIBOR03M + 4.000%) due 02/08/2025 «~(l)		30,000	30,056
Prestige Brands, Inc.
4.499% (LIBOR03M + 2.000%) due 01/26/2024 ~		760	754
Project Bull
4.493% (LIBOR03M + 2.000%) due 03/10/2020 «~		150,315	150,518
Qatar National Bank SAQ
3.583% (LIBOR03M + 0.900%) due 12/22/2020 «~		54,850	54,507
Reynolds Group Holdings, Inc.
5.249% (LIBOR03M + 2.750%) due 02/05/2023 ~		5,977	5,915
RPI Finance Trust
4.499% (LIBOR03M + 2.000%) due 03/27/2023 ~		12,770	12,708
SBA Senior Finance LLC
4.500% (LIBOR03M + 2.000%) due 04/11/2025 ~		4,863	4,768
Sequa Mezzanine Holdings LLC
7.776% (LIBOR03M + 5.000%) due 11/28/2021 ~		47,497	46,606
11.751% (LIBOR03M + 9.000%) due 04/28/2022 «~		14,440	14,151
Serta Simmons Bedding LLC
5.981% - 5.989% (LIBOR03M + 3.500%) due 11/08/2023 ~		5,096	3,788
SIG Combibloc Holdings S.C.A.
2.500% (EUR003M + 2.500%) due 10/02/2025 ~	EUR	17,800	20,076
Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~		48,800	54,097
Sprint Communications, Inc.
5.000% (LIBOR03M + 2.500%) due 02/02/2024 ~		$87,984	85,509
SS&C Technologies Holdings Europe SARL
4.749% (LIBOR03M + 2.250%) due 04/16/2025 ~		21,947	21,794
SS&C Technologies, Inc.
4.749% (LIBOR03M + 2.250%) due 04/16/2025 ~		30,353	30,141
Starfruit Finco BV
3.750% (EUR003M + 3.750%) due 10/01/2025 ~	EUR	3,930	4,405
5.740% (LIBOR03M + 3.250%) due 10/01/2025 ~		$44,750	44,176
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		86,984	86,355
Syniverse Holdings, Inc.
7.484% (LIBOR03M + 5.000%) due 03/09/2023 ~		5,185	4,760
Tawny Funding S.A.
3.150% (EUR003M + 3.150%) due 03/16/2023 «~(l)	EUR	287,655	322,678
TerraForm Power Operating LLC
4.499% (LIBOR03M + 2.000%) due 11/08/2022 «~		$1,876	1,836

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
TEX Operations Co. LLC
4.499% (LIBOR03M + 2.000%) due 08/04/2023 ~		$13,398	$13,355
Tronox Blocked Borrower LLC
5.499% (LIBOR03M + 3.000%) due 09/23/2024 ~		2,289	2,283
Tronox Finance LLC
5.499% (LIBOR03M + 3.000%) due 09/23/2024 ~		4,950	4,937
Unitymedia Finance LLC
4.734% (LIBOR03M + 2.250%) due 01/15/2026 ~		14,380	14,257
Unitymedia Hessen GmbH & Co. KG
2.750% (EUR003M + 2.750%) due 01/15/2027 ~	EUR	41,260	46,290
Univision Communications, Inc.
5.249% (LIBOR03M + 2.750%) due 03/15/2024 ~		$200,139	189,060
Valeant Pharmaceuticals International, Inc.
5.481% (LIBOR03M + 3.000%) due 06/02/2025 ~		25,584	25,429
Vistra Operations Co. LLC
4.749% (LIBOR03M + 2.250%) due 12/14/2023 ~		8,197	8,163
West Corp.
6.629% (LIBOR03M + 4.000%) due 10/10/2024 ~		3,335	3,135
Westmoreland Coal Co.
TBD% due 12/16/2020 ^(e)		9,118	4,149
4.522% - 10.913% (LIBOR03M + 8.250%) due 05/21/2019 «~		4,310	4,353
Wyndham Hotels & Resorts, Inc.
4.249% (LIBOR03M + 1.750%) due 05/30/2025 ~		13,134	12,988
Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		22,895	22,890

Total Loan Participations and Assignments (Cost $5,822,045)			5,672,363

CORPORATE BONDS & NOTES 22.8%
BANKING & FINANCE 13.8%
AerCap Ireland Capital DAC
3.500% due 05/26/2022		1,300	1,301
3.650% due 07/21/2027		750	702
3.750% due 05/15/2019		10,565	10,574
4.125% due 07/03/2023		21,250	21,524
4.250% due 07/01/2020		7,564	7,668
4.450% due 10/01/2025		41,650	42,031
4.500% due 05/15/2021		8,588	8,778
4.625% due 10/30/2020		23,312	23,874
5.000% due 10/01/2021		2,200	2,284
AGFC Capital Trust
4.537% (US0003M + 1.750%) due 01/15/2067 ~		70,600	38,830
Air Lease Corp.
2.625% due 07/01/2022		5,390	5,269
Aircastle Ltd.
5.125% due 03/15/2021		844	871
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	6,800	7,983
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		$13,000	13,586
Ally Financial, Inc.
3.750% due 11/18/2019		15,738	15,817
4.125% due 03/30/2020		27,950	28,204
4.250% due 04/15/2021		8,342	8,478
4.625% due 05/19/2022		3,105	3,175
7.500% due 09/15/2020		5,278	5,608
8.000% due 03/15/2020		8,892	9,314
8.000% due 11/01/2031		9,668	12,042
Ambac Assurance Corp.
5.100% due 06/07/2020		197	278
Ambac LSNI LLC
7.592% due 02/12/2023 •		141,774	143,191
American International Group, Inc.
5.750% due 04/01/2048 •		23,546	22,986
American Tower Corp.
3.000% due 06/15/2023		15,136	15,100
3.300% due 02/15/2021		1,400	1,414
5.050% due 09/01/2020		5,850	6,030
Annington Funding PLC
2.646% due 07/12/2025	GBP	9,900	12,845
Ardonagh Midco PLC
8.375% due 07/15/2023 (n)		59,300	67,349

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Assurant, Inc.
4.200% due 09/27/2023		$10,382	$10,588
Athene Global Funding
4.000% due 01/25/2022		9,580	9,825
Athene Holding Ltd.
4.125% due 01/12/2028		9,156	8,809
Aviation Capital Group LLC
2.875% due 01/20/2022		2,605	2,567
Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		24,190	24,674
5.500% due 01/15/2023		34,244	35,271
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		3,958	4,059
4.350% due 04/20/2028		23,690	24,094
5.000% due 04/20/2048		13,778	13,489
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	17,800	20,498
8.875% due 04/14/2021 •(j)(k)		14,400	17,802
Banco Santander S.A.
3.848% due 04/12/2023		$10,200	10,297
3.917% (US0003M + 1.120%) due 04/12/2023 ~		6,800	6,721
4.379% due 04/12/2028		8,000	8,118
6.250% due 09/11/2021 •(j)(k)	EUR	44,200	50,934
Bank of America Corp.
3.252% (US0003M + 0.650%) due 06/25/2022 ~(n)		$65,697	65,732
3.389% (US0003M + 0.790%) due 03/05/2024 ~		6,982	6,962
3.550% due 03/05/2024 •		21,345	21,690
3.921% (US0003M + 1.160%) due 01/20/2023 ~		1,100	1,114
5.875% due 03/15/2028 •(j)		78,396	79,660
Bank of Ireland
7.375% due 06/18/2020 •(j)(k)	EUR	49,359	58,343
Banque PSA Finance S.A.
5.750% due 04/04/2021		$200	209
Barclays Bank PLC
5.125% due 01/08/2020		5,500	5,588
7.625% due 11/21/2022 (k)		347,320	377,914
14.000% due 06/15/2019 •(j)	GBP	15,808	21,104
Barclays PLC
1.500% due 09/03/2023	EUR	300	340
3.125% due 01/17/2024	GBP	77,200	102,623
3.250% due 02/12/2027		52,900	69,807
3.250% due 01/17/2033		54,300	67,841
3.650% due 03/16/2025		$1,100	1,076
3.684% due 01/10/2023		15,100	15,092
4.063% (US0003M + 1.380%) due 05/16/2024 ~		79,200	76,916
4.114% (US0003M + 1.430%) due 02/15/2023 ~		41,300	41,077
4.337% due 01/10/2028		12,400	12,347
4.338% due 05/16/2024 •		115,170	116,550
4.375% due 01/12/2026		58,600	59,025
4.408% (US0003M + 1.625%) due 01/10/2023 ~		22,000	21,985
4.610% due 02/15/2023 •		41,300	42,225
4.972% due 05/16/2029 •		40,200	41,628
5.875% due 09/15/2024 •(j)(k)	GBP	15,300	18,703
6.500% due 09/15/2019 •(j)(k)	EUR	158,825	180,163
7.000% due 09/15/2019 •(j)(k)	GBP	19,362	25,369
7.250% due 03/15/2023 •(j)(k)		85,454	115,159
7.750% due 09/15/2023 •(j)(k)		$187,496	187,924
7.875% due 09/15/2022 •(j)(k)	GBP	167,211	227,982
8.000% due 12/15/2020 •(j)(k)	EUR	170,014	205,669
8.000% due 06/15/2024 •(j)(k)		$88,600	90,704
BGC Partners, Inc.
5.125% due 05/27/2021		13,500	13,785
5.375% due 07/24/2023		7,136	7,368
Blackstone CQP Holdco LP
6.000% due 08/18/2021		31,700	31,700
6.500% due 03/20/2021		179,863	179,863
BNP Paribas S.A.
4.400% due 08/14/2028		24,200	24,945
7.000% due 08/16/2028 •(j)(k)		13,500	13,511
7.625% due 03/30/2021 •(j)(k)		19,400	20,353
BOC Aviation Ltd.
3.000% due 03/30/2020		1,935	1,934
3.500% due 01/31/2023		9,100	9,097
3.735% (US0003M + 1.125%) due 09/26/2023 ~		16,900	16,978
3.788% (US0003M + 1.050%) due 05/02/2021 ~		30,660	30,826
4.375% due 05/02/2023		3,610	3,738
Boston Properties LP
3.200% due 01/15/2025		6,582	6,538
BPCE S.A.
12.500% due 09/30/2019 •(j)		29,600	30,912
Brighthouse Financial, Inc.
3.700% due 06/22/2027		13,198	11,917
Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(j)		5,245	4,838

4	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Brixmor Operating Partnership LP
3.250% due 09/15/2023		$8,200	$8,121
3.786% (US0003M + 1.050%) due 02/01/2022 ~		27,642	27,550
Brookfield Finance, Inc.
3.900% due 01/25/2028		15,462	14,981
4.700% due 09/20/2047		32,740	31,576
Cantor Fitzgerald LP
7.875% due 10/15/2019		10,586	10,845
Capital One Financial Corp.
3.450% due 04/30/2021		48,871	49,490
CBL & Associates LP
4.600% due 10/15/2024		1,257	914
5.250% due 12/01/2023		3,500	2,721
5.950% due 12/15/2026		24,721	18,170
Charles Schwab Corp.
5.000% due 12/01/2027 •(j)		9,000	8,473
CIT Group, Inc.
4.125% due 03/09/2021		17,854	18,122
5.000% due 08/15/2022		7,038	7,346
Citigroup, Inc.
3.729% (US0003M + 0.950%) due 07/24/2023 ~		70	70
4.044% due 06/01/2024 •		20,000	20,682
4.056% (US0003M + 1.430%) due 09/01/2023 ~		2,200	2,237
CNH Industrial Capital LLC
4.875% due 04/01/2021		2,804	2,888
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	504	689
7.500% due 07/08/2026 Ø		1,385	2,019
Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		$3,100	2,980
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(j)(k)	EUR	34,027	39,634
6.625% due 06/29/2021 •(j)(k)		39,200	47,991
Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	62,481	3,134
Credit Agricole S.A.
3.750% due 04/24/2023		$17,350	17,558
7.875% due 01/23/2024 •(j)(k)		1,480	1,592
Credit Suisse AG
6.500% due 08/08/2023 (k)		52,792	56,682
Credit Suisse Group AG
3.574% due 01/09/2023		15,000	15,063
3.837% (US0003M + 1.240%) due 06/12/2024 ~		21,150	21,043
4.207% due 06/12/2024 •		26,500	27,171
4.282% due 01/09/2028		13,450	13,627
6.250% due 12/18/2024 •(j)(k)		5,000	4,999
7.250% due 09/12/2025 •(j)(k)		17,000	17,089
7.500% due 07/17/2023 •(j)(k)		54,200	55,790
7.500% due 12/11/2023 •(j)(k)		33,230	35,212
7.500% due 12/11/2023 •(j)		5,915	6,268
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		1,200	1,199
3.450% due 04/16/2021		20,000	20,219
3.750% due 03/26/2025		250	252
3.800% due 09/15/2022		8,250	8,412
3.800% due 06/09/2023		7,850	7,980
4.550% due 04/17/2026		26,150	27,358
5.070% (US0003M + 2.290%) due 04/16/2021 ~		7,500	7,733
Crown Castle International Corp.
2.250% due 09/01/2021		3,595	3,546
3.650% due 09/01/2027		22,968	22,627
CTR Partnership LP
5.250% due 06/01/2025		11,242	11,313
Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	45,600	50,591
0.242% (EUR003M + 0.550%) due 04/15/2019 ~		2,700	3,029
0.342% (EUR003M + 0.650%) due 09/10/2021 ~		13,600	14,960
1.875% due 02/28/2020	GBP	3,700	4,813
2.700% due 07/13/2020		$28,956	28,651

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.850% due 05/10/2019		$13,206	$13,200
3.150% due 01/22/2021		2,400	2,365
3.300% due 11/16/2022		13,700	13,279
3.700% due 05/30/2024		13,800	13,262
3.767% (US0003M + 0.970%) due 07/13/2020 ~		31,378	31,276
3.950% due 02/27/2023		58,070	57,348
4.028% (US0003M + 1.290%) due 02/04/2021 ~		50,600	50,197
4.250% due 02/04/2021		70,900	71,209
4.250% due 10/14/2021		473,104	475,699
4.607% (US0003M + 1.910%) due 05/10/2019 ~		2,090	2,092
5.000% due 02/14/2022		100,765	103,075
Digital Realty Trust LP
3.700% due 08/15/2027		1,508	1,496
4.450% due 07/15/2028		49,975	52,292
Discover Bank
3.350% due 02/06/2023		8,800	8,854
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	79,281	85,042
Encina Business Credit, LLC
5.303% due 12/05/2025 «		$44,120	44,120
EPR Properties
4.750% due 12/15/2026		3,547	3,649
4.950% due 04/15/2028		3,944	4,108
Equinix, Inc.
2.875% due 03/15/2024	EUR	27,225	31,605
2.875% due 02/01/2026		45,409	52,607
Erste Group Bank AG
8.875% due 10/15/2021 •(j)(k)		200	256
Essex Portfolio LP
3.375% due 04/15/2026		$6,400	6,336
Eurobank Ergasias S.A.
2.750% due 11/02/2050	EUR	8,926	10,304
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$23,224	23,185
FCE Bank PLC
0.190% due 08/26/2020 •	EUR	7,300	8,077
0.869% due 09/13/2021		18,500	20,457
1.114% due 05/13/2020		1,140	1,286
1.660% due 02/11/2021		4,808	5,431
1.875% due 06/24/2021		17,172	19,462
FFC Senior Note Lease-Backed Pass-Through Trust
5.141% due 07/10/2053 «		$49,805	50,666
Ford Motor Credit Co. LLC
0.060% due 12/01/2021 •	EUR	19,700	21,149
0.122% due 05/14/2021 •		19,550	21,210
2.343% due 11/02/2020		$4,000	3,917
2.425% due 06/12/2020		1,048	1,035
2.459% due 03/27/2020		2,060	2,044
2.597% due 11/04/2019		8,000	7,978
2.681% due 01/09/2020		6,955	6,927
3.157% due 08/04/2020		10,402	10,331
5.875% due 08/02/2021		1,600	1,658
8.125% due 01/15/2020		6,685	6,930
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		58,446	57,862
6.750% due 03/15/2022		109,870	112,067
GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~	EUR	13,231	14,736
0.072% (EUR003M + 0.380%) due 01/21/2020 ~		3,350	3,756
2.250% due 07/20/2020		4,600	5,307
GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$6,625	6,545
4.418% due 11/15/2035		31,460	29,199
GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	200	278
4.375% due 07/31/2019		2,442	3,211
5.875% due 11/04/2020		360	499
General Motors Financial Co., Inc.
0.241% due 03/26/2022 •	EUR	10,900	12,009
0.372% due 05/10/2021 •		7,400	8,301
2.650% due 04/13/2020		$53,900	53,694
3.150% due 01/15/2020		1,150	1,152
3.200% due 07/13/2020		11,636	11,668
3.700% due 11/24/2020		1,550	1,563
GLP Capital LP
5.250% due 06/01/2025		11,333	11,901
5.300% due 01/15/2029		32,377	34,123
Goldman Sachs Group, Inc.
2.908% due 06/05/2023 •		8,700	8,606
3.875% (US0003M + 1.110%) due 04/26/2022 ~		15,500	15,587
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		26,168	25,473
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		14,700	15,070

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		$236,900	$233,039
High Street Funding Trust
4.682% due 02/15/2048		3,100	3,181
Hospitality Properties Trust
5.000% due 08/15/2022		6,895	7,143
Host Hotels & Resorts LP
4.000% due 06/15/2025		3,070	3,061
6.000% due 10/01/2021		360	381
Howard Hughes Corp.
5.375% due 03/15/2025		38,887	38,887
HSBC Holdings PLC
3.247% (US0003M + 0.650%) due 09/11/2021 ~(n)		126,800	126,746
3.262% due 03/13/2023 •		19,470	19,532
3.283% (US0003M + 0.600%) due 05/18/2021 ~		64,100	64,089
3.400% due 03/08/2021		39,300	39,668
3.600% due 05/25/2023		8,890	9,055
3.683% (US0003M + 1.000%) due 05/18/2024 ~		21,100	20,938
3.977% (US0003M + 1.380%) due 09/12/2026 ~		50,300	50,411
4.041% due 03/13/2028 •		17,580	17,744
4.292% due 09/12/2026 •		56,800	58,660
4.300% due 03/08/2026 (n)		78,900	82,005
4.583% due 06/19/2029 •(n)		61,000	64,246
4.750% due 07/04/2029 •(j)(k)	EUR	51,337	56,508
4.835% (US0003M + 2.240%) due 03/08/2021 ~		$49,844	51,415
5.250% due 09/16/2022 •(j)(k)	EUR	22,850	27,139
5.875% due 09/28/2026 •(j)(k)	GBP	80,500	105,769
6.000% due 09/29/2023 •(j)(k)	EUR	42,475	53,199
6.250% due 03/23/2023 •(j)(k)		$13,300	13,291
6.500% due 03/23/2028 •(j)(k)		93,240	92,395
Hudson Pacific Properties LP
3.950% due 11/01/2027		5,427	5,280
Hunt Cos., Inc.
6.250% due 02/15/2026		4,594	4,295
ICICI Bank Ltd.
3.500% due 03/18/2020		7,750	7,773
Industrial & Commercial Bank of China Ltd.
3.504% (US0003M + 0.875%) due 11/29/2019 ~		15,500	15,534
ING Groep NV
3.600% (US0003M + 1.000%) due 10/02/2023 ~		38,900	38,820
4.100% due 10/02/2023 (n)		57,300	58,957
4.550% due 10/02/2028		35,800	37,707
International Lease Finance Corp.
4.625% due 04/15/2021		2,500	2,559
5.875% due 04/01/2019		22,550	22,550
6.250% due 05/15/2019		31,122	31,237
8.250% due 12/15/2020		51,881	56,086
8.625% due 01/15/2022		4,475	5,086
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		35,800	36,974
iStar, Inc.
4.625% due 09/15/2020		2,107	2,136
5.250% due 09/15/2022		3,212	3,172
Jefferies Finance LLC
6.875% due 04/15/2022		3,300	3,333
7.250% due 08/15/2024		8,100	8,019
7.500% due 04/15/2021		3,600	3,672
Jefferies Group LLC
6.500% due 01/20/2043		28,300	29,640
JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~(n)		55,955	55,915
3.671% (US0003M + 0.900%) due 04/25/2023 ~		2,772	2,787
4.009% (US0003M + 1.230%) due 10/24/2023 ~		1,890	1,919
JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •(n)		70,410	70,617
3.105% (US0003M + 0.340%) due 04/26/2021 ~(n)		96,900	96,884
Kasikornbank PCL
3.500% due 10/25/2019		4,300	4,318
Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	2,800	3,162
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$12,160	12,145
Kookmin Bank
2.250% due 02/03/2021		36,400	36,039
KSA Sukuk Ltd.
2.894% due 04/20/2022		120,600	120,046
Life Storage LP
3.875% due 12/15/2027		4,616	4,531

See Accompanying Notes	5

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lloyds Bank PLC
12.000% due 12/16/2024 •(j)		$7,770	$9,348
Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	1,550	2,002
2.907% due 11/07/2023 •		$12,900	12,576
3.413% (US0003M + 0.800%) due 06/21/2021 ~(n)		100,000	100,041
3.574% due 11/07/2028 •		43,950	42,280
4.050% due 08/16/2023 (n)		54,600	55,733
4.375% due 03/22/2028		20,320	20,845
4.450% due 05/08/2025		1,300	1,351
4.550% due 08/16/2028		31,800	32,992
6.375% due 06/27/2020 •(j)(k)	EUR	5,932	6,858
7.000% due 06/27/2019 •(j)(k)	GBP	91,353	119,251
7.500% due 06/27/2024 •(j)(k)		$10,814	11,165
7.500% due 09/27/2025 •(j)(k)		124,252	126,196
7.625% due 06/27/2023 •(j)(k)	GBP	395,197	545,272
7.875% due 06/27/2029 •(j)(k)		116,142	166,706
LoanCore Capital Markets LLC
6.875% due 06/01/2020		$4,755	4,764
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		20,200	21,081
MetLife, Inc.
5.875% due 03/15/2028 •(j)		2,752	2,837
MMcapS Funding Ltd.
2.900% (US0003M + 0.290%) due 12/26/2039 ~		24,404	22,940
3.110% (US0003M + 0.500%) due 12/26/2039 ~		10,100	8,080
National Australia Bank Ltd.
1.375% due 07/12/2019		400	399
National Bank of Greece S.A.
2.750% due 10/19/2050	EUR	7,500	8,677
Nationwide Building Society
3.766% due 03/08/2024 •(n)		$82,123	81,845
4.302% due 03/08/2029 •(n)		66,900	67,989
4.363% due 08/01/2024 •		1,285	1,307
6.875% due 06/20/2019 •(j)(k)	GBP	34,632	45,379
Natwest Markets PLC
0.091% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	44,763	50,189
0.625% due 03/02/2022		92,368	102,926
1.125% due 06/14/2023		17,600	19,758
NatWest Markets PLC
3.625% due 09/29/2022		$142,500	142,603
Navient Corp.
4.875% due 06/17/2019		28,868	28,922
5.000% due 10/26/2020		10,078	10,242
5.875% due 03/25/2021		31,192	32,323
6.500% due 06/15/2022		88,229	92,172
6.625% due 07/26/2021		23,537	24,655
7.250% due 01/25/2022		32,020	34,061
8.000% due 03/25/2020		23,904	24,920
Newmark Group, Inc.
6.125% due 11/15/2023		12,788	13,198
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		16,860	17,040
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		6,292	6,434
Physicians Realty LP
3.950% due 01/15/2028		9,933	9,612
Poly Real Estate Finance Ltd.
5.250% due 04/25/2019		4,400	4,410
Preferred Term Securities Combination Trust
0.000% due 09/26/2034 ~		6,000	1,455
Preferred Term Securities Ltd.
2.911% (US0003M + 0.300%) due 03/22/2037 ~		89,385	81,340
2.911% (US0003M + 0.300%) due 09/22/2037 ~		128	116

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.911% (US0003M + 0.300%) due 12/22/2037 ~		$15,069	$13,788
2.921% (US0003M + 0.310%) due 12/22/2036 ~		104,182	97,150
2.951% (US0003M + 0.340%) due 09/22/2036 ~		27,573	26,332
2.961% (US0003M + 0.350%) due 06/22/2037 ~		51,794	40,400
2.981% (US0003M + 0.370%) due 09/22/2037 ~		43,333	35,100
2.991% (US0003M + 0.380%) due 09/23/2035 ~		463	451
2.991% (US0003M + 0.380%) due 12/22/2036 ~		4,428	3,830
2.991% (US0003M + 0.380%) due 03/22/2037 ~		47,218	37,302
3.001% (US0003M + 0.390%) due 12/22/2036 ~		3,167	2,783
3.011% (US0003M + 0.400%) due 09/22/2036 ~		30,003	26,553
3.011% (US0003M + 0.400%) due 12/22/2037 ~		2,183	1,670
3.011% (US0003M + 0.400%) due 03/22/2038 ~		113,554	101,385
3.015% (US0003M + 0.400%) due 06/23/2035 ~		30,670	30,056
3.041% (US0003M + 0.430%) due 12/22/2035 ~		30,511	26,087
3.061% (US0003M + 0.450%) due 03/22/2038 ~		7,170	5,951
3.091% (US0003M + 0.480%) due 09/23/2035 ~		15,300	13,158
3.111% (US0003M + 0.500%) due 03/23/2035 ~		25,492	24,217
3.115% (US0003M + 0.500%) due 06/23/2035 ~		10,965	9,402
3.191% (US0003M + 0.580%) due 03/23/2035 ~		14,250	12,754
3.211% (US0003M + 0.600%) due 03/22/2038 ~		18,141	15,420
3.213% (US0003M + 0.580%) due 09/26/2034 ~		7,500	7,050
3.231% (US0003M + 0.620%) due 12/22/2036 ~		33,678	29,131
3.361% (US0003M + 0.750%) due 09/23/2035 ~		21,026	16,768
3.495% (US0003M + 0.880%) due 12/24/2033 ~		5,000	4,613
3.511% (US0003M + 0.900%) due 03/22/2038 ~		51,481	51,352
3.682% (US0003M + 0.860%) due 07/03/2033 ~		5,538	5,262
3.722% (US0003M + 0.900%) due 01/03/2033 ~		16,159	16,038
Provident Funding Associates LP
6.375% due 06/15/2025		3,677	3,364
QNB Finance Ltd.
4.147% (US0003M + 1.450%) due 08/11/2021 ~		31,600	31,667
4.350% (US0003M + 1.570%) due 07/18/2021 ~		25,000	25,223
Reckson Operating Partnership LP
7.750% due 03/15/2020		21,995	22,935
Regional Diversified Funding Ltd.
3.101% (US0003M + 0.330%) due 01/25/2036 ~		661	658
Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	13,604	15,620
2.000% due 03/04/2025 •		18,700	21,415
2.500% due 03/22/2023		53,338	62,647
3.498% due 05/15/2023 •		$66,670	66,249
3.875% due 09/12/2023		30,500	30,656
4.152% (US0003M + 1.550%) due 06/25/2024 ~		1,400	1,383
4.154% (US0003M + 1.470%) due 05/15/2023 ~		79,246	78,975
4.269% due 03/22/2025 •		111,000	112,221
4.519% due 06/25/2024 •		14,500	14,841
4.800% due 04/05/2026		88,700	92,293

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.892% due 05/18/2029 •		$2,700	$2,807
5.076% due 01/27/2030 •		152,353	160,596
7.500% due 08/10/2020 •(j)(k)		149,989	153,176
7.648% due 09/30/2031 •(j)		100	126
8.000% due 08/10/2025 •(j)(k)		82,521	88,710
8.625% due 08/15/2021 •(j)(k)		225,539	240,763
Santander Holdings USA, Inc.
3.400% due 01/18/2023		10,812	10,827
3.700% due 03/28/2022		7,256	7,339
4.400% due 07/13/2027		9,079	9,015
4.450% due 12/03/2021		21,283	21,926
4.500% due 07/17/2025		134,600	138,924
Santander UK Group Holdings PLC
0.472% (EUR003M + 0.780%) due 05/18/2023 ~	EUR	1,200	1,316
0.540% (EUR003M + 0.850%) due 03/27/2024 ~		18,434	20,086
1.125% due 09/08/2023		6,405	7,170
2.875% due 10/16/2020		$4,350	4,348
2.875% due 08/05/2021		40,200	39,902
2.920% due 05/08/2026 •	GBP	19,195	25,353
3.373% due 01/05/2024 •		$2,084	2,046
3.571% due 01/10/2023		6,200	6,194
3.823% due 11/03/2028 •		13,710	13,300
4.750% due 09/15/2025		10,940	10,892
4.796% due 11/15/2024 •		140,400	144,696
6.750% due 06/24/2024 •(j)(k)	GBP	39,464	52,201
7.375% due 06/24/2022 •(j)(k)		124,393	167,210
Santander UK PLC
3.246% (US0003M + 0.620%) due 06/01/2021 ~		$3,500	3,499
3.400% due 06/01/2021 (n)		45,100	45,469
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	28,800	32,900
5.180% due 06/28/2019		$24,200	24,328
5.717% due 06/16/2021		83,400	85,761
6.125% due 02/07/2022		228,585	238,792
Siam Commercial Bank PCL
3.500% due 04/07/2019		11,500	11,500
SL Green Operating Partnership LP
3.250% due 10/15/2022		6,930	6,907
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	32,594
SLM Student Loan Trust
0.240% (EUR003M + 0.550%) due 12/15/2033 ~	EUR	1,218	1,322
1.393% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	14,107	17,337
SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		$2,413	2,386
4.125% due 07/15/2023		24,900	25,461
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		18,400	16,991
7.375% due 10/04/2023 •(j)(k)		106,400	105,664
Society of Lloyd’s
4.750% due 10/30/2024	GBP	2,100	2,948
Springleaf Finance Corp.
5.625% due 03/15/2023		$258,860	263,066
6.000% due 06/01/2020		6,382	6,589
6.125% due 05/15/2022		243,097	252,821
6.875% due 03/15/2025		18,542	19,191
7.750% due 10/01/2021		12,500	13,516
8.250% due 12/15/2020		271,506	292,208
Standard Chartered PLC
3.813% (US0003M + 1.130%) due 08/19/2019 ~		200	201
3.911% (US0003M + 1.150%) due 01/20/2023 ~		23,830	23,730
4.247% due 01/20/2023 •		44,130	44,904

6	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Starwood Property Trust, Inc.
4.750% due 03/15/2025		$13,125	$13,092
5.000% due 12/15/2021		5,750	5,922
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (j)(n)	EUR	129,003	169,310
STORE Capital Corp.
4.500% due 03/15/2028		$6,872	6,942
4.625% due 03/15/2029		4,872	4,950
Sunac China Holdings Ltd.
8.350% due 04/19/2023		9,800	10,057
Synchrony Financial
4.500% due 07/23/2025		545	548
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,115	7,800
5.661% due 10/13/2041		565	874
5.744% due 04/13/2040		5,914	9,270
5.801% due 10/13/2040		27,463	43,401
6.052% due 10/13/2039		33,159	53,096
7.623% due 07/13/2039		7,136	12,894
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$24,751	6,686
TP ICAP PLC
5.250% due 01/26/2024	GBP	3,475	4,607
Trafford Centre Finance Ltd.
1.648% (BP0003M + 0.725%) due 07/28/2038 ~		6,550	7,661
U.S. Capital Funding Ltd.
3.063% due 07/10/2043 •		$59,706	53,735
3.616% (US0003M + 0.880%) due 05/01/2034 ~		8,564	8,072
UBS AG
4.750% due 02/12/2026 •(k)	EUR	1,900	2,274
5.125% due 05/15/2024 (k)		$54,000	55,229
7.625% due 08/17/2022 (k)		85,315	93,890
UBS Group Funding Switzerland AG
3.000% due 04/15/2021		37,400	37,405
3.491% due 05/23/2023		38,000	38,212
3.871% due 05/23/2023 •		19,000	19,132
4.125% due 09/24/2025		119,640	123,714
4.125% due 04/15/2026		17,300	17,920
4.253% due 03/23/2028		21,700	22,605
5.750% due 02/19/2022 •(j)(k)	EUR	5,000	6,128
7.000% due 02/19/2025 •(j)(k)		$8,500	8,978
UDR, Inc.
3.500% due 01/15/2028		4,500	4,440
4.625% due 01/10/2022		1,156	1,202
UniCredit SpA
7.830% due 12/04/2023		593,520	661,484
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	13,896	20,012
6.542% due 03/30/2021		4,696	6,432
Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019		$10,296	10,354
Ventas Realty LP
3.250% due 10/15/2026		2,600	2,529
3.500% due 02/01/2025		415	416
VEREIT Operating Partnership LP
3.950% due 08/15/2027		6,338	6,255
4.875% due 06/01/2026		2,900	3,024
VICI Properties LLC
8.000% due 10/15/2023		68,798	75,678
Virgin Money Holdings UK PLC
8.750% due 11/10/2021 •(j)(k)	GBP	3,000	4,170
Volkswagen Bank GmbH
0.110% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	12,200	13,611
0.625% due 09/08/2021		34,500	38,921

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Volkswagen Financial Services AG
0.750% due 10/14/2021 (n)	EUR	2,300	$2,612
Volkswagen Leasing GmbH
0.141% due 07/06/2021 •		16,700	18,621
Vornado Realty LP
3.500% due 01/15/2025		$5,902	5,866
Wells Fargo & Co.
2.625% due 07/22/2022		26,781	26,603
3.000% due 02/19/2025		17,740	17,565
3.641% (US0003M + 0.880%) due 07/22/2020 ~		25	25
3.974% (US0003M + 1.230%) due 10/31/2023 ~		1,087	1,105
Wells Fargo Bank N.A.
3.272% (US0003M + 0.500%) due 07/23/2021 ~		42,900	42,973
3.325% due 07/23/2021 •(n)		38,550	38,815
Welltower, Inc.
3.950% due 09/01/2023		1,242	1,289
4.250% due 04/01/2026		8,800	9,099
4.250% due 04/15/2028		11,778	12,159
WeWork Cos., Inc.
7.875% due 05/01/2025		11,906	11,013
WPC Eurobond BV
2.125% due 04/15/2027	EUR	19,200	21,653
2.250% due 04/09/2026		19,300	22,193

			16,426,773

INDUSTRIALS 6.3%
AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	17,600	21,994
AbbVie, Inc.
2.900% due 11/06/2022		$9,182	9,167
3.375% due 11/14/2021		42,665	43,164
4.250% due 11/14/2028		2,473	2,531
Air Canada Pass-Through Trust
3.700% due 07/15/2027		3,852	3,738
Allergan Funding SCS
0.040% due 06/03/2019 •	EUR	3,097	3,475
Alliance Data Systems Corp.
4.500% due 03/15/2022		4,272	4,905
Altice Financing S.A.
5.250% due 02/15/2023		40,390	46,618
6.625% due 02/15/2023		$53,205	54,535
7.500% due 05/15/2026		13,400	13,299
Altice France S.A.
5.625% due 05/15/2024 (n)	EUR	14,000	16,239
5.875% due 02/01/2027		50,700	58,747
6.250% due 05/15/2024		$70,284	71,075
7.375% due 05/01/2026		219,561	215,719
8.125% due 02/01/2027		34,000	34,425
American Airlines Pass-Through Trust
3.000% due 04/15/2030		23,054	22,369
3.200% due 12/15/2029		8,905	8,728
3.350% due 04/15/2031		8,260	8,087
3.375% due 11/01/2028		5,797	5,719
3.600% due 03/22/2029		240	241
3.650% due 12/15/2029		4,498	4,423
3.650% due 08/15/2030		12,600	12,705
4.000% due 01/15/2027		1,985	2,022
5.250% due 07/31/2022		991	1,018
Andeavor Logistics LP
3.500% due 12/01/2022		1,732	1,752
4.250% due 12/01/2027		2,288	2,309
Arrow Electronics, Inc.
3.250% due 09/08/2024		4,661	4,524
3.500% due 04/01/2022		3,793	3,818
Autodesk, Inc.
3.600% due 12/15/2022		2,380	2,420

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
AutoNation, Inc.
3.350% due 01/15/2021	$1,900	$1,903
Bacardi Ltd.
4.450% due 05/15/2025	18,100	18,275
4.500% due 01/15/2021	900	915
4.700% due 05/15/2028	22,300	22,353
Baidu, Inc.
3.875% due 09/29/2023	20,700	21,156
4.375% due 03/29/2028	6,600	6,811
BAT Capital Corp.
2.297% due 08/14/2020	9,675	9,582
2.764% due 08/15/2022	6,600	6,497
BAT International Finance PLC
2.750% due 06/15/2020	4,874	4,857
Bausch Health Americas, Inc.
8.500% due 01/31/2027	7,664	8,143
Bausch Health Cos., Inc.
6.500% due 03/15/2022	26,770	27,740
Bayer U.S. Finance LLC
2.750% due 07/15/2021	10,819	10,644
3.232% (US0003M + 0.630%) due 06/25/2021 ~	14,100	13,983
3.500% due 06/25/2021	3,400	3,415
BC ULC
4.250% due 05/15/2024	37,815	37,531
Board of Trustees of The Leland Stanford Junior University
3.647% due 05/01/2048 (n)	187,600	194,075
Bombardier, Inc.
7.875% due 04/15/2027	42,490	43,871
Broadcom Corp.
2.375% due 01/15/2020	7,400	7,365
3.000% due 01/15/2022	58,470	58,263
3.500% due 01/15/2028	2,800	2,582
3.625% due 01/15/2024	7,097	7,087
3.875% due 01/15/2027	85,015	81,354
Campbell Soup Co.
3.115% (US0003M + 0.500%) due 03/16/2020 ~	22,860	22,813
3.241% (US0003M + 0.630%) due 03/15/2021 ~	18,580	18,457
Canadian Pacific Railway Co.
4.500% due 01/15/2022	1,000	1,038
Celgene Corp.
2.250% due 08/15/2021	2,280	2,245
Charter Communications Operating LLC
3.579% due 07/23/2020	27,518	27,726
4.200% due 03/15/2028	16,423	16,327
4.386% (US0003M + 1.650%) due 02/01/2024 ~	119,732	120,098
4.464% due 07/23/2022	38,737	40,108
4.908% due 07/23/2025	32,861	34,682
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	100	113
Chesapeake Energy Corp.
6.037% (US0003M + 3.250%) due 04/15/2019 ~	5,340	5,341
China Merchants Finance Co. Ltd.
3.500% due 08/03/2020	4,850	4,857
Cigna Corp.
2.965% (US0003M + 0.350%) due 03/17/2020 ~	47,286	47,257
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	51,012	52,381
9.250% due 02/15/2024	85,702	91,058
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	5,814	5,785
CNPC General Capital Ltd.
2.750% due 05/14/2019	4,800	4,803
Coca-Cola European Partners PLC
4.500% due 09/01/2021	4,520	4,630

See Accompanying Notes	7

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Comcast Corp.
3.417% (US0003M + 0.630%) due 04/15/2024 ~	$30,508	$30,552
CommScope Finance LLC
5.500% due 03/01/2024	14,543	14,911
8.250% due 03/01/2027	654	680
Community Health Systems, Inc.
5.125% due 08/01/2021	115,514	114,139
6.250% due 03/31/2023	383,931	361,855
8.000% due 03/15/2026	81,606	78,285
8.625% due 01/15/2024	105,814	106,211
Conagra Brands, Inc.
3.511% (US0003M + 0.750%) due 10/22/2020 ~	9,000	8,992
3.800% due 10/22/2021	10,400	10,598
Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(d)	4,375	1,640
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	1,422	1,449
5.500% due 04/29/2022	818	833
7.250% due 05/10/2021	5,297	5,411
7.707% due 10/02/2022 «	743	766
Continental Resources, Inc.
5.000% due 09/15/2022	4,479	4,517
CSC Holdings LLC
6.500% due 02/01/2029	13,000	13,861
CVS Pass-Through Trust
4.163% due 08/11/2036	6,361	6,287
5.773% due 01/10/2033	5,343	5,813
5.880% due 01/10/2028	1,249	1,348
7.507% due 01/10/2032	4,871	5,797
D.R. Horton, Inc.
4.375% due 09/15/2022	755	775
DAE Funding LLC
4.000% due 08/01/2020	22,579	22,692
4.500% due 08/01/2022	13,040	13,187
5.000% due 08/01/2024	38,946	39,530
5.250% due 11/15/2021	55,800	57,055
5.750% due 11/15/2023	59,312	61,091
Daimler Finance North America LLC
2.000% due 07/06/2021	2,600	2,545
Danone S.A.
2.077% due 11/02/2021	3,901	3,827
3.000% due 06/15/2022	4,000	4,011
Dell International LLC
4.420% due 06/15/2021	15,711	16,127
5.450% due 06/15/2023	14,400	15,354
6.020% due 06/15/2026	1,300	1,399
Dell, Inc.
5.875% due 06/15/2019	9,376	9,432
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	2,484	2,553
Delta Air Lines, Inc.
2.600% due 12/04/2020	14,375	14,291
3.400% due 04/19/2021	7,130	7,164
3.625% due 03/15/2022	23,912	24,092
Deutsche Telekom International Finance BV
1.950% due 09/19/2021	5,590	5,465
2.820% due 01/19/2022	8,655	8,636
Diamond Resorts International, Inc.
7.750% due 09/01/2023 (n)	130,770	131,260
10.750% due 09/01/2024 (n)	2,700	2,555
Discovery Communications LLC
2.800% due 06/15/2020	1,342	1,336
2.950% due 03/20/2023	5,591	5,544
3.950% due 03/20/2028	5,474	5,329
4.375% due 06/15/2021	2,220	2,284
DISH DBS Corp.
5.125% due 05/01/2020	41,349	41,711
6.750% due 06/01/2021	3,475	3,591
7.875% due 09/01/2019	76,630	77,779
Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~	49,975	49,970

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
DP World PLC
2.375% due 09/25/2026	EUR	15,020	$17,570
4.250% due 09/25/2030	GBP	8,675	11,992
DXC Technology Co.
4.750% due 04/15/2027		$7,840	7,977
eBay, Inc.
2.150% due 06/05/2020		2,190	2,176
2.600% due 07/15/2022		1,894	1,869
3.800% due 03/09/2022		96	98
EI Group PLC
6.875% due 02/15/2021	GBP	5,000	6,965
6.875% due 05/09/2025		15,750	22,257
EMC Corp.
2.650% due 06/01/2020		$42,548	42,239
Energy Transfer Operating LP
4.150% due 10/01/2020		1,300	1,321
4.200% due 09/15/2023		7,310	7,563
Energy Transfer Partners LP
5.750% due 09/01/2020		3,637	3,752
EQT Corp.
3.362% (US0003M + 0.770%) due 10/01/2020 ~		14,888	14,813
Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~		15,786	15,693
3.600% due 08/15/2021		5,544	5,598
Exela Intermediate LLC
10.000% due 07/15/2023		16,771	17,140
Flex Ltd.
4.625% due 02/15/2020		3,600	3,646
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		2,700	2,785
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020		2,042	2,060
Fresenius U.S. Finance, Inc.
4.250% due 02/01/2021		1,700	1,721
G4S International Finance PLC
1.500% due 01/09/2023	EUR	4,300	4,880
GATX Corp.
4.850% due 06/01/2021		$4,170	4,299
General Electric Co.
0.000% due 05/28/2020 •	EUR	3,270	3,660
0.375% due 05/17/2022		9,100	10,110
2.200% due 01/09/2020		$2,422	2,407
3.100% due 01/09/2023		5,306	5,278
3.150% due 09/07/2022		830	828
4.375% due 09/16/2020		132	135
5.000% due 01/21/2021 •(j)		212,500	198,374
5.550% due 05/04/2020		5,100	5,235
5.550% due 01/05/2026		44,966	47,679
5.875% due 01/14/2038		1,656	1,766
6.150% due 08/07/2037		3,390	3,716
6.875% due 01/10/2039		3,070	3,641
General Mills, Inc.
3.319% (US0003M + 0.540%) due 04/16/2021 ~		23,405	23,370
Greene King Finance PLC
1.795% (BP0003M + 0.950%) due 06/15/2031 ~	GBP	5,101	6,143
5.106% due 03/15/2034		1,407	2,118
5.702% due 12/15/2034		427	459
Harvest Operations Corp.
2.330% due 04/14/2021		$37,137	36,521
HCA, Inc.
4.250% due 10/15/2019		1,100	1,106
5.875% due 03/15/2022		10,340	11,116
6.500% due 02/15/2020		13,360	13,753
Heathrow Funding Ltd.
4.875% due 07/15/2023		1,600	1,655
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		11,197	11,393
Huntsman International LLC
4.500% due 05/01/2029		7,008	6,990
Hyatt Hotels Corp.
4.850% due 03/15/2026		4,500	4,762
Hyundai Capital America
3.415% due 09/18/2020 •		30,120	30,132

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		$269,569	$192,742
9.000% due 03/01/2021 ^(e)		387,835	275,363
9.000% due 09/15/2022 ^(e)		255,535	182,708
10.625% due 03/15/2023 ^(e)		81,461	58,245
11.250% due 03/01/2021 ^(e)		101,187	69,869
IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (d)	EUR	5,000	5,727
IHS Markit Ltd.
4.000% due 03/01/2026		$1,377	1,379
5.000% due 11/01/2022		3,334	3,495
Imperial Brands Finance PLC
2.950% due 07/21/2020		3,600	3,590
3.750% due 07/21/2022		5,322	5,397
Incitec Pivot Finance LLC
6.000% due 12/10/2019		3,528	3,595
Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		18,100	18,850
5.710% due 11/15/2023		13,700	14,793
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		27,560	24,537
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		56,817	50,709
8.000% due 02/15/2024		107,411	112,244
8.500% due 10/15/2024		69,576	68,011
9.750% due 07/15/2025		17,518	17,874
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		35,664	32,164
8.125% due 06/01/2023		3,500	2,450
IQVIA, Inc.
2.875% due 09/15/2025	EUR	5,900	6,707
3.250% due 03/15/2025		10,400	11,948
JB Hunt Transport Services, Inc.
3.300% due 08/15/2022		$2,487	2,513
Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		19,850	20,074
Komatsu Finance America, Inc.
2.118% due 09/11/2020		700	691
2.437% due 09/11/2022		1,787	1,755
Kraft Heinz Foods Co.
3.500% due 07/15/2022		23,132	23,369
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		16	13
Marathon Oil Corp.
2.700% due 06/01/2020		1,200	1,195
Masco Corp.
3.500% due 04/01/2021		770	776
5.950% due 03/15/2022		5,258	5,628
Melco Resorts Finance Ltd.
4.875% due 06/06/2025		2,300	2,284
MGM Resorts International
6.625% due 12/15/2021		3,380	3,621
6.750% due 10/01/2020		10,550	11,091
7.750% due 03/15/2022		12,300	13,622
Microchip Technology, Inc.
3.922% due 06/01/2021		10,347	10,444
Micron Technology, Inc.
5.327% due 02/06/2029		12,918	13,294
Midea Investment Development Co. Ltd.
2.375% due 06/03/2019		3,300	3,296
Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019		3,900	3,900
Mitchells & Butlers Finance PLC
3.061% (US0003M + 0.450%) due 12/15/2030 ~		63	59
6.013% due 12/15/2030	GBP	6,316	9,369
Molson Coors Brewing Co.
2.100% due 07/15/2021		$6,410	6,291
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		2,100	2,048
NetApp, Inc.
3.300% due 09/29/2024		2,330	2,306
3.375% due 06/15/2021		1,600	1,616
Netflix, Inc.
4.625% due 05/15/2029	EUR	46,000	55,144
Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		$28,922	29,675

8	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		$200	$201
Nokia Oyj
4.375% due 06/12/2027		3,031	3,008
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		16,287	15,747
Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (d)	EUR	367	401
NTT Finance Corp.
1.900% due 07/21/2021		$1,620	1,588
NXP BV
4.125% due 06/15/2020		1,200	1,218
Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (h)(j)		5,635	56
Oil India Ltd.
3.875% due 04/17/2019		2,500	2,503
ONEOK Partners LP
3.375% due 10/01/2022		4,875	4,921
ONGC Videsh Ltd.
3.250% due 07/15/2019		2,735	2,738
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		45,465	43,305
Par Pharmaceutical, Inc.
7.500% due 04/01/2027		24,286	24,681
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		25,653	25,525
4.500% due 03/15/2023		27,952	27,882
5.250% due 08/15/2022		57,600	59,178
5.500% due 02/15/2024		17,387	18,082
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		14,400	14,754
Penske Truck Leasing Co. LP
3.200% due 07/15/2020		1,300	1,303
3.375% due 02/01/2022		9,245	9,288
4.875% due 07/11/2022		11,830	12,386
Pernod Ricard S.A.
4.450% due 01/15/2022		37,798	39,291
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		105,630	24,981
5.500% due 04/12/2037 ^(e)		117,045	27,681
6.000% due 05/16/2024 ^(e)		87,600	20,455
6.000% due 11/15/2026 ^(e)		54,167	12,594
9.000% due 11/17/2021 ^(e)		4,000	1,099
9.750% due 05/17/2035 ^(e)		43,640	12,520
Petroleos Mexicanos
6.500% due 03/13/2027		26,730	26,909
6.750% due 09/21/2047		7,470	6,891
Petronas Capital Ltd.
5.250% due 08/12/2019		9,961	10,061
PetSmart, Inc.
5.875% due 06/01/2025		13,653	11,503
Philip Morris International, Inc.
2.375% due 08/17/2022		2,590	2,559
2.500% due 11/02/2022		9,190	9,117
QVC, Inc.
4.850% due 04/01/2024		1,570	1,607
5.450% due 08/15/2034		3,620	3,527
Radiate Holdco LLC
6.875% due 02/15/2023		12,270	12,209
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		19,805	19,519
Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	30,200	34,200
6.875% due 11/15/2026		400	442
Reynolds American, Inc.
3.250% due 06/12/2020		$1,200	1,202
4.000% due 06/12/2022		5,073	5,185
6.875% due 05/01/2020		1,517	1,578
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		388	389
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		1,412	1,407
Rockwell Collins, Inc.
2.800% due 03/15/2022		7,840	7,827
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	50,689	80,057

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		$11,504	$12,206
5.625% due 02/01/2021		12,448	12,938
5.750% due 05/15/2024		5,500	6,067
5.875% due 06/30/2026		2,500	2,785
6.250% due 03/15/2022		28,356	30,636
Sands China Ltd.
4.600% due 08/08/2023		37,000	38,230
5.125% due 08/08/2025		46,000	48,030
5.400% due 08/08/2028		51,700	54,338
Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	3,107	3,380
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		$2,486	2,368
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		25,550	25,270
Sky Ltd.
3.125% due 11/26/2022		1,190	1,204
Southern Co.
2.350% due 07/01/2021		9,655	9,547
Spanish Broadcasting System, Inc.
12.500% due 04/20/2049 ^(e)		20,470	21,135
Spirit Issuer PLC
3.533% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	12,786	16,366
3.608% (BP0003M + 2.775%) due 03/28/2025 ~		7,375	9,613
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$17,288	17,326
4.738% due 09/20/2029		95,800	97,117
5.152% due 09/20/2029		98,830	101,301
Starfruit Finco BV
6.500% due 10/01/2026	EUR	600	677
Sunoco LP
4.875% due 01/15/2023		$8,924	9,088
Suntory Holdings Ltd.
2.550% due 06/28/2022		13,915	13,718
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		8,400	8,398
3.900% due 03/22/2023		9,500	9,620
Syngenta Finance NV
3.698% due 04/24/2020		18,975	19,048
3.933% due 04/23/2021		12,200	12,263
4.441% due 04/24/2023		7,700	7,863
4.892% due 04/24/2025		7,400	7,547
5.182% due 04/24/2028		16,900	17,207
T-Mobile USA, Inc.
4.750% due 02/01/2028		3,661	3,643
Tech Data Corp.
3.700% due 02/15/2022		3,696	3,723
4.950% due 02/15/2027		4,645	4,707
Telefonica Emisiones S.A.
5.134% due 04/27/2020		2,150	2,200
5.462% due 02/16/2021		4,834	5,057
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		18,000	17,730
Tenet Healthcare Corp.
4.625% due 07/15/2024		34,418	34,633
6.000% due 10/01/2020		9,470	9,837
Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		3,910	3,834
Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		500	490
Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020		421	414
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	4,900	5,452
1.700% due 07/19/2019		$3,371	3,364
2.200% due 07/21/2021		94,993	90,617
2.800% due 07/21/2023		11,294	10,087
3.250% due 04/15/2022	EUR	61,400	70,626
Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~		$46,740	46,553

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022		$2,000	$2,027
Time Warner Cable LLC
4.000% due 09/01/2021		5,630	5,725
Times Square Hotel Trust
8.528% due 08/01/2026		1,379	1,601
Topaz Solar Farms LLC
4.875% due 09/30/2039		12,112	11,872
5.750% due 09/30/2039		50,759	52,632
Triumph Group, Inc.
4.875% due 04/01/2021		12,068	11,827
5.250% due 06/01/2022		5,893	5,687
Tyson Foods, Inc.
2.250% due 08/23/2021		6,735	6,635
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		835	927
United Airlines Pass-Through Trust
3.100% due 01/07/2030		7,579	7,432
4.000% due 10/11/2027		4,108	4,193
United Group BV
4.375% due 07/01/2022	EUR	10,800	12,477
4.875% due 07/01/2024		11,820	13,603
United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~		$15,350	15,360
Univision Communications, Inc.
5.125% due 05/15/2023		82,084	78,390
5.125% due 02/15/2025		104,611	97,942
UPCB Finance Ltd.
3.625% due 06/15/2029 (n)	EUR	12,775	14,918
Vale Overseas Ltd.
6.250% due 08/10/2026		$30,272	33,057
6.875% due 11/21/2036		11,052	12,682
6.875% due 11/10/2039		8,268	9,508
ViaSat, Inc.
5.625% due 09/15/2025		20,358	19,595
5.625% due 04/15/2027		11,469	11,700
Virgin Australia Pass-Through Trust
5.000% due 04/23/2025		874	894
6.000% due 04/23/2022		125	127
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	9,080	11,937
VMware, Inc.
2.300% due 08/21/2020		$19,988	19,813
2.950% due 08/21/2022		18,536	18,357
3.900% due 08/21/2027		9,090	8,754
VOC Escrow Ltd.
5.000% due 02/15/2028		10,712	10,471
Vulcan Materials Co.
3.276% (US0003M + 0.650%) due 03/01/2021 ~		1,790	1,789
Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~		17,920	17,907
Walgreens Boots Alliance, Inc.
3.300% due 11/18/2021		2,680	2,712
Wesleyan University
4.781% due 07/01/2116		10,045	10,636
Western Digital Corp.
4.750% due 02/15/2026		50,980	48,750
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		10,295	4,787
Wind Tre SpA
2.625% due 01/20/2023	EUR	31,500	34,366
2.750% due 01/20/2024 •		19,100	20,409
3.125% due 01/20/2025		9,950	10,557
5.000% due 01/20/2026		$2,700	2,470
Woodside Finance Ltd.
4.600% due 05/10/2021		1,290	1,319
Wyndham Destinations, Inc.
3.900% due 03/01/2023		15,684	15,417
4.250% due 03/01/2022		798	801
5.400% due 04/01/2024		7,972	8,131
5.625% due 03/01/2021		1,000	1,037
5.750% due 04/01/2027		6,890	6,860

See Accompanying Notes	9

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wynn Macau Ltd.
4.875% due 10/01/2024		$6,300	$6,162
5.500% due 10/01/2027		9,000	8,640
Yara International ASA
4.750% due 06/01/2028		20,454	21,380
Yellowstone Energy LP
5.750% due 12/31/2026 «		4,576	4,660
ZF North America Capital, Inc.
4.000% due 04/29/2020		1,100	1,101
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		3,430	3,442
3.375% (US0003M + 0.750%) due 03/19/2021 ~		940	937

			7,495,890

SPECIALTY FINANCE 0.1%
CIMIC Group Ltd.
3.901% due 04/09/2019 (l)		63,644	63,654
4.468% due 10/17/2019 (l)		18,500	18,070
4.500% due 10/31/2019 (l)		25,000	24,380

			106,104

UTILITIES 2.6%
AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		220,446	221,440
3.737% (US0003M + 0.950%) due 07/15/2021 ~		75,352	76,266
3.777% (US0003M + 1.180%) due 06/12/2024 ~		40,852	40,546
4.350% due 03/01/2029		37,482	38,339
4.850% due 03/01/2039		14,430	14,532
4.900% due 08/15/2037		54,330	55,018
Baltimore Gas & Electric Co.
2.800% due 08/15/2022		1,030	1,029
BG Energy Capital PLC
4.000% due 10/15/2021		1,200	1,230
CenturyLink, Inc.
5.625% due 04/01/2020		4,100	4,194
China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		200	199
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		2,000	1,985
CNOOC Finance Ltd.
4.250% due 01/26/2021		6,870	7,018
Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		28,568	28,562
Emera U.S. Finance LP
2.700% due 06/15/2021		1,506	1,493
Enable Midstream Partners LP
2.400% due 05/15/2019		1,250	1,249
4.950% due 05/15/2028		12,765	12,995
Enel Finance International NV
2.875% due 05/25/2022		3,892	3,829
Entergy Corp.
4.000% due 07/15/2022		15,750	16,194
Eversource Energy
2.750% due 03/15/2022		4,700	4,701
Frontier Communications Corp.
8.000% due 04/01/2027		16,172	16,738
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		94,910	95,206
6.000% due 11/27/2023		258,580	274,058
Gazprom OAO Via Gaz Capital S.A.
4.250% due 04/06/2024	GBP	4,500	6,009
4.950% due 07/19/2022		$3,000	3,089
4.950% due 02/06/2028		15,900	15,865
5.999% due 01/23/2021		98,967	102,904
6.510% due 03/07/2022		46,640	49,782
7.288% due 08/16/2037		30,560	35,805
8.625% due 04/28/2034		141,090	182,158
9.250% due 04/23/2019		206,077	206,897
ITC Holdings Corp.
2.700% due 11/15/2022		6,011	5,908

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Majapahit Holding BV
7.750% due 01/20/2020		$11,269	$11,679
8.000% due 08/07/2019		3,500	3,565
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		4,696	4,643
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (d)		10,877	6,771
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,932	1,849
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		38,649	34,494
2.950% due 03/01/2026 ^(e)		38,214	33,628
3.250% due 09/15/2021 ^(e)		12,627	11,585
3.250% due 06/15/2023 ^(e)		39,481	35,632
3.300% due 03/15/2027 ^(e)		31,370	27,606
3.300% due 12/01/2027 ^(e)		58,859	51,649
3.400% due 08/15/2024 ^(e)		46,905	42,449
3.500% due 10/01/2020 ^(e)		40,999	37,924
3.500% due 06/15/2025 ^(e)		24,197	21,656
3.750% due 02/15/2024 ^(e)		13,534	12,384
3.750% due 08/15/2042 ^(e)		3,440	2,718
3.850% due 11/15/2023 ^(e)		5,206	4,764
4.000% due 12/01/2046 ^(e)		1,211	982
4.250% due 05/15/2021 ^(e)		22,953	21,518
4.250% due 08/01/2023 ^(e)		11,965	11,187
4.300% due 03/15/2045 ^(e)		1,128	945
4.450% due 04/15/2042 ^(e)		463	399
4.500% due 12/15/2041 ^(e)		4,216	3,636
4.650% due 08/01/2028 ^(e)		500	463
5.125% due 11/15/2043 ^(e)		18,200	16,551
5.400% due 01/15/2040 ^(e)		3,130	2,989
5.800% due 03/01/2037 ^(e)		14,364	14,005
6.050% due 03/01/2034 ^(e)		26,002	25,937
6.250% due 03/01/2039 ^(e)		14,855	14,929
6.350% due 02/15/2038 ^(e)		6,952	7,022
Petrobras Global Finance BV
5.875% due 03/07/2022	EUR	5,900	7,464
5.999% due 01/27/2028		$153,688	155,916
6.125% due 01/17/2022		22,998	24,332
6.250% due 12/14/2026	GBP	5,600	8,038
6.625% due 01/16/2034		8,700	12,338
6.850% due 06/05/2115		$34,893	33,879
7.375% due 01/17/2027		133,814	147,965
8.750% due 05/23/2026		24,492	29,023
Petronas Global Sukuk Ltd.
2.707% due 03/18/2020		15,120	15,081
Plains All American Pipeline LP
2.600% due 12/15/2019		4,800	4,784
PPL Capital Funding, Inc.
3.500% due 12/01/2022		6,125	6,159
Public Service Co. of Oklahoma
4.400% due 02/01/2021		3,700	3,801
Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		3,377	3,281
Rio Oil Finance Trust
8.200% due 04/06/2028		26,500	28,746
9.250% due 07/06/2024		18,665	20,391
9.750% due 01/06/2027		26,313	29,471
San Diego Gas & Electric Co.
3.750% due 06/01/2047		518	487
Sempra Energy
2.400% due 03/15/2020		5,766	5,737
Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019		5,400	5,375
Southern California Edison Co.
3.650% due 03/01/2028		1,162	1,143
5.750% due 04/01/2035		2,126	2,362
6.000% due 01/15/2034		582	662
6.650% due 04/01/2029		4,808	5,281
Southern California Gas Co.
5.125% due 11/15/2040		910	1,053
Sprint Capital Corp.
6.900% due 05/01/2019		194,205	195,176
8.750% due 03/15/2032		1,000	1,058

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Sprint Communications, Inc.
6.000% due 11/15/2022	$6,210	$6,274
7.000% due 03/01/2020	63,690	65,521
7.000% due 08/15/2020	101,175	104,716
Sprint Corp.
7.250% due 09/15/2021	77,308	81,367
7.625% due 03/01/2026	20,010	20,360
7.875% due 09/15/2023	1,800	1,895
State Grid Overseas Investment Ltd.
2.750% due 05/07/2019	15,275	15,278
Tampa Electric Co.
2.600% due 09/15/2022	4,155	4,130
Transocean Phoenix Ltd.
7.750% due 10/15/2024	4,245	4,489
Transocean Proteus Ltd.
6.250% due 12/01/2024	3,760	3,878
Verizon Communications, Inc.
5.250% due 03/16/2037	16,409	18,526
Wisconsin Power & Light Co.
2.250% due 11/15/2022	4,070	3,982

		3,070,216

Total Corporate Bonds & Notes (Cost $26,678,620)		27,098,983

CONVERTIBLE BONDS & NOTES 0.0%
INDUSTRIALS 0.0%
Caesars Entertainment Corp.
5.000% due 10/01/2024	22,470	31,994

Total Convertible Bonds & Notes (Cost $41,933)		31,994

MUNICIPAL BONDS & NOTES 0.2%
CALIFORNIA 0.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	4,500	6,892

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	5,735	5,828
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	15,580	17,392
7.750% due 01/01/2042	27,720	34,493
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	9,735	10,867
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	21,905	23,791
6.725% due 04/01/2035	6,975	7,549
7.350% due 07/01/2035	14,630	16,635
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	39,345	38,692

		155,247

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	125	127

MISSOURI 0.0%
Missouri Higher Education Loan Authority Revenue Bonds, (AMBAC Insured), Series 2006
3.986% due 06/01/2046	11,675	11,675

PUERTO RICO 0.1%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(e)	1,005	651
5.250% due 07/01/2037 ^(e)	5,635	3,649
Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(e)	1,775	1,145
5.900% due 07/01/2028 ^(e)	7,215	4,527
Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(e)	4,350	2,828
6.000% due 07/01/2039 ^(e)	4,805	3,123

10	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(e)	$9,445	$5,407
5.750% due 07/01/2041 ^(e)	8,200	4,695
6.500% due 07/01/2040 ^(e)	1,640	943
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(e)	22,065	11,584
5.500% due 07/01/2039 ^(e)	29,150	15,449
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)	2,665	1,389

		55,390

TEXAS 0.0%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,810	3,871

Total Municipal Bonds & Notes (Cost $192,820)		233,202

U.S. GOVERNMENT AGENCIES 34.3%
Fannie Mae
0.679% due 02/25/2022 ~(a)	182,436	2,791
0.819% due 09/25/2022 ~(a)	78,842	1,659
1.625% due 09/25/2022 •	1	1
1.970% due 04/25/2023 •	1	1
2.209% due 01/25/2022 ~(a)	29,342	844
2.306% due 11/01/2020 •	4	4
2.329% due 03/01/2033 •	15	15
2.410% due 03/25/2022 •	12	12
2.460% due 09/25/2022 •	1	1
2.500% due 04/01/2022 - 01/01/2047	46,980	46,869
2.510% due 01/25/2022 •	5	5
2.570% due 12/25/2036 •	61	61
2.606% due 03/25/2034 •	13	13
2.636% due 08/25/2034 •	5	5
2.706% due 09/25/2031 •	2,438	2,395
2.836% due 03/25/2044 •	9	9
2.882% due 04/18/2028 - 09/18/2031 •	4	5
2.886% due 11/25/2021 - 08/25/2036 •	27	26
2.930% due 03/01/2036 •	9	9
2.936% due 07/25/2021 •	1	1
2.997% due 01/01/2029 •	2	2
3.000% due 11/01/2025 - 02/01/2049	39,620	31,891
3.000% due 09/25/2027 - 06/25/2042 (a)	57,930	5,130
3.000% due 10/01/2029 - 11/01/2048 (n)	3,678	3,714
3.186% due 08/25/2022 •	1	1
3.286% due 05/25/2022 •	1	1
3.336% due 10/25/2020 •	1	1
3.365% due 03/25/2041 •(a)	5,134	762
3.386% due 05/25/2021 - 10/25/2021 •	5	5
3.500% due 10/01/2021 - 02/01/2049	732,732	746,207
3.500% due 10/01/2025 - 05/01/2048 (n)	2,900,887	2,954,101
3.500% due 08/01/2026 •	1	1
3.532% due 10/01/2044 •	4	4
3.545% due 06/25/2037 •(a)	878	126
3.565% due 03/25/2037 •(a)	1,758	236
3.565% due 03/25/2049	26,885	3,933
3.585% due 12/25/2036 - 02/25/2037 •(a)	2,361	321
3.610% due 04/25/2037	1,543	252
3.625% due 04/25/2037 •(a)	2,294	310
3.665% due 08/25/2035 - 02/25/2043 •(a)	10,518	1,247

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.686% due 01/25/2024 •	$5	$5
3.714% due 09/01/2024 •	2	2
3.732% due 10/01/2040 •	35	36
3.786% due 11/25/2021 •	4	4
3.807% due 07/01/2032 •	120	123
3.815% due 01/25/2038 •(a)	3,385	486
3.865% due 01/25/2040 •(a)	4,582	600
3.895% due 03/25/2037 •(a)	4,757	663
3.910% due 05/25/2037	1,471	220
3.925% due 06/25/2037 •(a)	5,037	864
3.955% due 04/25/2037 •(a)	3,510	565
3.965% due 12/25/2037 - 10/25/2039 •(a)	6,614	749
4.000% due 04/01/2019 - 01/01/2049	837,227	865,217
4.000% due 12/01/2041 - 02/01/2049 (n)	5,243,072	5,417,964
4.000% due 12/25/2042 - 12/25/2047 (a)	9,548	1,278
4.037% due 04/01/2033 •	2	2
4.043% due 04/01/2027 - 12/01/2027 •	57	58
4.065% due 05/01/2024 •	20	20
4.065% due 10/25/2036 - 06/25/2040 •(a)	3,721	569
4.075% due 05/01/2024 •	46	46
4.108% due 11/01/2033 •	23	23
4.115% due 11/25/2035 •(a)	793	85
4.160% due 06/01/2025 •	1	1
4.165% due 11/25/2036 - 04/25/2037 •(a)	4,234	261
4.215% due 03/25/2036 •(a)	2,584	360
4.261% due 02/01/2034 •	763	790
4.300% due 04/25/2037	2,475	476
4.340% due 12/01/2035 •	17	18
4.357% due 04/01/2032 •	34	35
4.377% due 04/01/2028 •	7	8
4.385% due 07/01/2032 •	6	6
4.425% due 10/01/2032 •	7	8
4.426% due 08/01/2033 - 09/01/2033 •	26	28
4.439% due 09/01/2035 •	8	9
4.445% due 02/01/2032 •	7	7
4.480% due 08/01/2032 •	6	6
4.495% due 10/01/2035 •	78	79
4.500% due 08/01/2023 - 03/01/2049	221,816	232,494
4.500% due 08/01/2032 •	5	5
4.500% due 05/01/2039 - 02/01/2049 (n)	1,441,397	1,508,459
4.500% due 12/25/2042 (a)	2,305	421
4.502% due 04/01/2024 •	3	3
4.510% due 02/25/2038	10,278	1,964
4.518% due 10/01/2034 •	108	109
4.520% due 11/01/2029 - 09/01/2031 •	66	68
4.579% due 10/01/2033 •	1	1
4.625% due 09/01/2024 •	52	53
4.668% due 03/01/2033 •	181	187
4.703% due 10/01/2036 •	4	4
4.715% due 02/25/2037 •(a)	885	129
4.721% due 12/01/2033 •	12	13
4.747% due 09/01/2030 •	15	16
4.795% due 10/01/2025 •	10	10
4.875% due 07/01/2025 •	26	27
4.895% due 06/01/2032 •	59	59
4.950% due 07/01/2036 •	16	16
4.975% due 09/01/2022 •	11	11
5.000% due 12/01/2022 - 02/01/2049	177,728	190,076
5.000% due 07/01/2029 - 10/01/2048 (n)	585,509	619,298

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.019% due 10/01/2025 •	$1	$1
5.029% due 08/25/2043 •	202	236
5.045% due 03/01/2034 •	6	6
5.375% due 09/01/2024 •	24	25
5.500% due 05/01/2027 - 06/01/2048	14,788	16,268
6.000% due 06/25/2029 - 03/01/2040	13,991	15,388
6.000% due 09/01/2040 (n)	10,637	11,748
6.500% due 06/25/2028 - 02/01/2036	166	180
6.850% due 12/18/2027	7	7
6.900% due 05/25/2023	15	16
7.000% due 07/25/2022 - 01/25/2048	365	400
7.500% due 07/25/2022 - 06/25/2042	42	46
7.500% due 06/25/2042 ~	22	24
7.595% due 01/17/2040 ~	99	101
8.500% due 06/25/2030	137	162
8.600% due 08/25/2019	2	2
10.490% due 03/25/2038 •	881	1,121
16.327% due 04/25/2023 •(a)	20	5
Fannie Mae, TBA
2.500% due 04/01/2034 - 05/01/2034	257,500	255,893
3.000% due 05/01/2034 - 04/01/2049	1,525,500	1,519,413
3.500% due 04/01/2049 - 06/01/2049	5,662,291	5,740,749
4.000% due 04/01/2049 - 05/01/2049	5,686,027	5,849,460
4.500% due 04/01/2049	95,215	99,222
Freddie Mac
0.000% due 08/15/2056 - 08/15/2057	133,448	109,115
0.000% due 08/15/2056 - 08/15/2057 (b)(h)	152,022	119,327
0.100% due 05/25/2020 (a)	309,874	225
0.519% due 01/25/2021 ~(a)	90,526	759
0.682% due 03/25/2020 ~(a)	39,752	178
0.776% due 01/25/2023 ~(a)	175,556	4,287
1.264% due 06/25/2021 ~(a)	54,146	1,113
1.303% due 12/25/2021 ~(a)	97,111	2,824
1.330% due 11/25/2019 ~(a)	94,048	472
1.592% due 01/15/2038 ~(a)	48,415	2,760
2.310% due 06/01/2019 •	1	1
2.500% due 08/01/2027 (n)	13,088	13,095
2.500% due 01/01/2032 - 09/01/2047	1,843	1,811
2.616% due 08/25/2031 •	14	14
2.684% due 03/15/2031 •	2	2
2.736% due 03/15/2036 •(a)	1,803	96
3.000% due 03/15/2027 - 10/15/2047 (a)	107,895	17,701
3.000% due 02/01/2030 - 12/01/2048	150,809	150,692
3.000% due 03/01/2033 - 07/01/2048 (n)	2,593,307	2,594,690
3.466% due 11/15/2037 •(a)	10,343	1,446
3.473% due 03/01/2025 •	11	11
3.500% due 08/15/2042 - 02/01/2049	348,115	354,097
3.500% due 12/15/2042 (a)	12,292	2,445
3.500% due 04/01/2047 - 02/01/2049 (n)	937,649	953,202
3.528% due 12/15/2042 •	4,057	4,091
3.566% due 08/15/2037 •(a)	1,354	192
3.615% due 06/25/2041 ~(a)	3,500	254
3.716% due 06/15/2038 - 01/15/2042 • (a)	8,917	1,308
3.797% due 07/25/2044 •	10	10

See Accompanying Notes	11

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.821% due 05/01/2035 •	$33	$35
3.956% due 03/15/2037 •(a)	6,795	1,098
3.966% due 03/15/2037 - 06/15/2039 •(a)	3,261	531
3.975% due 06/01/2033 •	7	7
4.000% due 04/15/2019 - 11/01/2048	121,857	126,350
4.000% due 08/01/2048 - 10/01/2048 (n)	200,694	207,185
4.000% due 09/15/2048 (a)	29,154	5,029
4.066% due 09/15/2036 •(a)	2,732	401
4.074% due 10/15/2023 •	124	127
4.086% due 09/15/2036 •(a)	1,734	260
4.131% due 05/01/2037 •	5	5
4.136% due 03/01/2031 •	13	13
4.166% due 04/15/2036 •(a)	8,465	1,382
4.166% due 05/15/2036	2,114	312
4.181% due 05/01/2033 •	19	20
4.216% due 04/15/2026 •(a)	1,100	94
4.220% due 09/01/2023 •	4	4
4.235% due 08/01/2034 •	1	1
4.260% due 07/01/2025 •	6	6
4.266% due 01/15/2037 •(a)	1,073	152
4.273% due 02/01/2037 •	5	5
4.364% due 07/01/2033 •	13	14
4.409% due 09/01/2037 •	2	2
4.417% due 04/01/2033 •	1	1
4.472% due 05/01/2029 •	22	22
4.494% due 06/01/2037 •	1	2
4.500% due 09/01/2032 •	29	29
4.503% due 09/01/2024 •	5	5
4.508% due 09/01/2037 •	2	2
4.510% due 01/01/2035 •	36	38
4.517% due 08/01/2024 - 09/01/2033 •	79	83
4.525% due 04/01/2036 •	2	2
4.536% due 11/01/2029 •	126	131
4.542% due 01/01/2035 •	83	88
4.551% due 04/01/2036 •	9	9
4.605% due 09/01/2031 •	140	143
4.613% due 09/01/2034 •	34	36
4.617% due 08/01/2037 •	0	1
4.620% due 09/01/2037 •	1	1
4.625% due 10/01/2024 •	22	22
4.650% due 10/01/2032 •	31	32
4.657% due 02/01/2033 •	1	1
4.665% due 09/01/2033 •	3	3
4.666% due 08/15/2036 •(a)	2,899	511
4.685% due 07/01/2034 •	59	62
4.689% due 08/01/2036 •	1	1
4.716% due 07/15/2034 •(a)	3,389	272
4.718% due 09/01/2037 •	2	2
4.723% due 11/01/2031 •	25	26
4.736% due 03/01/2032 •	161	165
4.743% due 12/01/2034 •	12	13
4.745% due 12/01/2037 •	3	3
4.747% due 07/01/2033 •	18	19
4.761% due 01/01/2033 •	9	10
4.831% due 12/01/2033 •	73	76
4.848% due 01/01/2033 •	2	2
4.865% due 02/01/2036 •	3	3
4.926% due 08/01/2035 •	4	4
4.933% due 01/15/2041 •	1,479	1,645
5.000% due 02/15/2024 - 05/15/2038	6,354	6,939
5.277% due 11/01/2035 •	86	92
5.500% due 08/15/2036 - 06/15/2041	39,708	43,667
5.546% due 11/15/2043 •	31,215	34,603

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.625% due 08/01/2037 - 10/01/2037	$321	$344
5.706% due 08/15/2044 •	16,515	17,557
5.893% due 02/15/2040 •	605	727
6.000% due 12/01/2023 - 02/15/2032	2,132	2,343
6.440% due 05/15/2023 •	6	6
6.500% due 11/15/2021 - 04/15/2029	198	219
6.750% due 01/15/2024	5	5
7.000% due 05/15/2021 - 09/01/2047	489	521
7.250% due 09/15/2030	24	28
7.500% due 11/15/2021 - 09/15/2030	200	226
8.500% due 06/15/2031	77	91
9.000% due 09/15/2020 - 02/15/2021	1	1
10.666% due 09/15/2034 •	799	855
11.133% due 12/15/2031 - 02/15/2032 •	1,003	1,276
13.835% due 02/15/2024 •	17	20
13.952% due 11/15/2023 •	20	24
14.472% due 10/15/2031 •	33	43
17.036% due 02/15/2024 •	7	8
Freddie Mac, TBA
3.500% due 04/01/2049	1,512,500	1,534,479
4.000% due 04/01/2049	861,000	886,477
Ginnie Mae
0.451% due 08/16/2048 ~(a)	16,857	331
0.681% due 10/16/2053 ~(a)	5,352	150
0.863% due 11/16/2043 ~(a)	47,043	1,586
0.992% due 03/16/2051 ~(a)	918	6
2.907% due 10/20/2062	8,370	8,356
2.979% due 03/20/2063 •	1,414	1,414
3.000% due 01/20/2042 - 11/20/2048	1,878	1,889
3.159% due 07/20/2063 •	8,877	8,887
3.210% due 04/20/2068 •	46,685	47,048
3.247% due 04/20/2067 •	48,024	48,864
3.257% due 11/20/2065 - 01/20/2066	35,966	36,160
3.259% due 08/20/2066 •	19,774	19,885
3.279% due 10/20/2066 •	18,746	18,867
3.289% due 09/20/2066 •	9,943	10,009
3.309% due 05/20/2066	88,481	89,144
3.309% due 07/20/2066 - 09/20/2066 •	40,205	40,497
3.339% due 08/20/2066 •	15,824	15,965
3.357% due 04/20/2066 - 11/20/2066	41,010	41,421
3.375% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	5	6
3.375% due 01/20/2027 - 01/20/2035 •	108	113
3.500% due 01/20/2042 - 03/20/2043 (a)	4,226	414
3.500% due 01/20/2045 - 03/15/2048	20,368	20,873
3.500% due 03/20/2046 - 07/20/2047 (n)	279,350	285,446
3.509% due 03/20/2066 - 01/20/2067 •	45,075	45,787
3.625% (H15T1Y + 1.500%) due 06/20/2022 ~	4	4
3.625% due 06/20/2027 - 06/20/2032 •	101	102
3.659% due 03/20/2066 •	10,333	10,555

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.750% due 08/20/2027 - 10/20/2029 •	$42	$43
4.000% due 06/20/2039 - 02/20/2049	104,190	107,719
4.000% due 03/20/2043 (a)	3,543	482
4.000% due 05/20/2048 - 11/20/2048 (n)	4,559,844	4,713,643
4.125% (H15T1Y + 1.500%) due 10/20/2025 ~	4	4
4.125% due 12/20/2026 - 12/20/2033 •	64	65
4.250% due 08/20/2033 •	6	6
4.500% due 07/20/2032 - 12/20/2048	2,695	2,806
4.500% due 05/20/2048 - 09/20/2048 (n)	1,055,552	1,097,033
5.000% due 07/20/2033 - 03/20/2049	93,600	98,128
5.000% due 07/20/2048 - 02/20/2049 (n)	235,433	246,875
5.500% due 04/20/2037	96	112
5.625% due 07/20/2037	164	174
6.100% due 06/15/2028 - 03/15/2029	440	477
6.490% due 01/15/2028 - 01/15/2029	567	622
19.468% due 03/20/2031 •	139	209
Ginnie Mae, TBA
5.000% due 04/01/2049 - 05/01/2049	342,600	357,945
Small Business Administration
5.370% due 04/01/2028	313	330
7.190% due 12/01/2019	11	11
7.590% due 01/01/2020	5	5
Vendee Mortgage Trust
6.500% due 09/15/2024	49	52

Total U.S. Government Agencies (Cost $40,492,689)		40,752,325

U.S. TREASURY OBLIGATIONS 11.8%
U.S. Treasury Bonds
2.250% due 08/15/2046	4,400	3,934
2.500% due 02/15/2046	1,675	1,579
2.500% due 05/15/2046	4,955	4,669
2.750% due 11/15/2047	100	99
2.875% due 08/15/2045	19,300	19,607
2.875% due 11/15/2046 (n)	542,700	550,809
3.000% due 08/15/2048 (n)	2,575	2,672
3.000% due 02/15/2049 (n)	210,000	218,056
3.375% due 11/15/2048	1,144	1,276
3.625% due 08/15/2043 (n)(p)	679,488	782,566
3.625% due 02/15/2044 (n)(p)	272,200	313,849
3.750% due 11/15/2043 (n)(p)	391,610	460,165
6.250% due 05/15/2030	845	1,158
U.S. Treasury Inflation Protected Securities (i)
0.125% due 04/15/2020 (p)	35,361	35,202
0.125% due 07/15/2026	20,044	19,620
0.250% due 01/15/2025 (p)	797	789
0.375% due 01/15/2027	18,247	18,098
0.500% due 01/15/2028	4,782	4,775
0.625% due 07/15/2021 (n)(p)	322,942	325,935
0.625% due 01/15/2026	12,468	12,618
0.625% due 02/15/2043	4,926	4,645
0.750% due 07/15/2028 (n)(p)	895,219	916,017
0.750% due 02/15/2042	89,335	87,184

12	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.875% due 02/15/2047	$2,815	$2,793
1.375% due 02/15/2044	80,499	89,151
2.000% due 01/15/2026	12,344	13,627
2.375% due 01/15/2025 (n)(p)	1,135,983	1,262,326
2.500% due 01/15/2029	21,016	24,931
U.S. Treasury Notes
1.750% due 11/30/2021 (n)(p)	131,000	129,373
1.750% due 05/15/2023 (n)(p)	719,330	705,899
1.875% due 02/28/2022 (n)(p)(r)	665,400	658,889
2.000% due 04/30/2024 (n)(p)(r)	339,060	335,126
2.000% due 06/30/2024 (n)(p)	165,100	163,059
2.000% due 02/15/2025 (n)(r)	281,628	277,217
2.125% due 02/29/2024 (n)(p)	525,600	522,828
2.125% due 07/31/2024 (r)	155,800	154,787
2.250% due 12/31/2023 (n)(p)(r)	1,474,110	1,475,002
2.250% due 01/31/2024 (n)(p)(r)	314,170	314,360
2.250% due 11/15/2024 (p)	965	964
2.250% due 02/15/2027 (n)(p)	93,100	92,471
2.250% due 08/15/2027 (n)	686,760	680,925
2.250% due 11/15/2027 (p)(r)	227,600	225,435
2.375% due 08/15/2024 (n)(p)	519,235	522,196
2.625% due 02/15/2029 (n)	907,700	925,482
2.750% due 11/15/2023 (n)(p)	156,900	160,433
2.750% due 02/28/2025	400	410
2.875% due 05/15/2028 (n)(p)(r)	245,800	255,608
2.875% due 08/15/2028 (n)	327,000	340,163
3.125% due 11/15/2028 (n)(p)	895,100	950,607

Total U.S. Treasury Obligations (Cost $13,961,525)		14,069,384

NON-AGENCY MORTGAGE-BACKED SECURITIES 30.1%
20 Times Square Trust
3.100% due 05/15/2035 ~	138,309	134,879
Adjustable Rate Mortgage Trust
2.666% due 08/25/2036 •	177	117
2.696% due 06/25/2037 •	659	631
2.986% due 10/25/2035 •	95	95
2.986% due 03/25/2036 •	962	466
3.026% due 11/25/2035 •	5,400	5,137
3.026% due 01/25/2036 •	981	930
3.636% due 01/25/2035 •	3,360	3,016
3.636% due 01/25/2035 ^•	5,192	4,445
3.907% due 01/25/2036 ^~	247	235
4.105% due 11/25/2035 ^~	645	587
4.159% due 02/25/2036 ^~	2,093	1,894
4.191% due 08/25/2036 ~	6,240	3,572
4.193% due 09/25/2035 ^~	1,430	1,347
4.257% due 11/25/2035 ^~	170	164
4.339% due 01/25/2036 ^~	1,700	1,596

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.384% due 01/25/2036 ^~		$7,670	$6,984
4.456% due 05/25/2035 ~		5,745	5,752
4.663% due 07/25/2035 ~		2,332	2,264
4.734% due 11/25/2035 ^~		535	495
4.885% due 03/25/2036 ~		16,339	10,419
American General Mortgage Loan Trust
0.000% due 09/25/2048 (h)		360,982	375,066
American Home Mortgage Assets Trust
2.676% (US0001M + 0.190%) due 05/25/2046 ^~		12,447	11,482
2.676% due 09/25/2046 ^•		19,267	17,973
2.676% due 12/25/2046 ^•		35,168	30,417
2.676% due 06/25/2047 ^•		159	147
2.696% due 10/25/2046 •		285	207
3.317% due 11/25/2046 •		114,119	58,292
6.250% due 06/25/2037 ^Ø		10,139	9,059
American Home Mortgage Investment Trust
2.766% due 03/25/2046 •		16,193	15,470
2.786% due 11/25/2045 •		351	319
2.790% due 05/25/2047 •		5,600	1,488
2.806% due 06/25/2046 •		13,644	5,593
4.236% due 10/25/2034 •		52	52
4.312% due 10/25/2034 •		2,590	2,556
4.329% due 09/25/2035 •		45,328	30,191
4.435% due 12/25/2035 •		329	198
4.435% due 11/25/2045 ^•		36,233	26,970
4.685% due 02/25/2045 •		11,060	11,244
5.408% due 09/25/2035 Ø		34,537	25,950
Asti Finance SRL
0.343% due 05/27/2050 •	EUR	4,744	5,316
AyT Hipotecario Mixto FTA
0.000% due 09/15/2035 •		420	470
BAMLL Commercial Mortgage Securities Trust
1.095% due 07/05/2043 ~(a)		$3,931	202
3.418% due 07/05/2043		3,992	4,059
Banc of America Alternative Loan Trust
2.886% due 05/25/2035 ^•		875	749
2.886% due 06/25/2046 ^•		56	47
5.500% due 07/25/2020 ^		16	14
5.500% due 10/25/2033		7,234	7,483
5.500% due 12/25/2035 ^		140	135
5.647% due 11/25/2021 ^~		298	275
6.000% due 03/25/2021 ^		16	14
6.000% due 06/25/2034		8,286	8,786
6.000% due 07/25/2034		8,063	8,593
6.000% due 11/25/2034		31	33
6.000% due 12/25/2034		35	37
6.000% due 07/25/2035 ^		7,031	7,018
6.000% due 08/25/2035 ^		1,211	1,162
6.000% due 08/25/2035		7,458	7,477
6.000% due 01/25/2036 ^		19,085	18,345
6.000% due 03/25/2036 ^		3,699	3,650
6.000% due 06/25/2046 ^		239	225
6.000% due 07/25/2046 ^		772	701
Banc of America Funding Corp.
4.406% due 09/25/2048 ~		17,262	17,354
Banc of America Funding Trust
2.555% due 06/20/2035 ^•		820	607
2.648% due 02/20/2047 •		7,434	7,130
2.766% due 07/25/2037 •		20,509	19,758
2.776% due 07/25/2037 •		17,508	16,832
2.778% due 07/20/2036 •		1,590	1,590
2.798% due 09/20/2035 ^•		5,056	3,799
2.986% due 07/25/2036 ^•		46	37
3.048% due 05/20/2036 •		96,398	50,665
3.220% due 05/26/2037 ~		34,268	22,843
3.714% due 12/20/2034 ~		373	305
4.137% due 09/20/2035 ~		28	27
4.162% due 05/20/2034 ~		681	682
4.191% due 11/20/2035 ~		4,832	4,194
4.248% due 04/20/2035 ~		260	242
4.396% due 03/20/2036 ~		553	516
4.418% due 09/20/2035 ^~		380	343
4.463% due 09/20/2046 ^~		1,846	1,668
4.490% due 10/20/2046 ^~		334	266
4.512% due 03/20/2036 ~		80	76
4.622% due 05/20/2036 ^~		217	216
4.633% due 05/25/2035 ~		33	33
4.660% due 01/20/2047 ^~		185	178
4.713% due 03/20/2035 ~		176	177

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.846% due 07/20/2036 ~		$5,538	$5,538
5.500% due 09/25/2034		41	41
5.500% due 01/26/2036		7,090	6,985
5.500% due 01/26/2036 ~		2,095	2,058
5.500% due 03/25/2036 ^		118	112
5.888% due 04/25/2037 ^Ø		434	406
6.000% due 09/25/2036 ^		2,895	2,692
6.000% due 08/25/2037 ^		7,331	6,802
6.000% due 10/26/2037 ~		11,609	10,917
Banc of America Mortgage Trust
4.131% due 05/25/2035 ^~		6,946	6,960
4.185% due 05/25/2034 ~		400	407
4.213% due 12/25/2034 ~		83	83
4.241% due 07/25/2035 ^~		803	782
4.348% due 09/25/2035 ^~		640	621
4.359% due 06/25/2035 ~		307	292
4.364% due 04/25/2035 ^~		564	539
4.405% due 09/25/2034 ~		1,979	1,959
4.442% due 04/25/2034 ~		21	21
4.447% due 10/25/2035 ^~		27	27
4.471% due 11/20/2046 ^~		41	41
4.476% due 05/25/2033 ~		2	2
4.487% due 07/25/2034 ~		21	21
4.490% due 05/25/2033 ~		17	17
4.500% due 11/25/2035 ^~		206	207
4.504% due 02/25/2035 ~		332	334
4.542% due 02/25/2036 ^~		3,604	3,383
4.647% due 08/25/2034 ~		323	326
4.660% due 09/25/2035 ~		53	52
4.672% due 09/25/2033 ~		2,460	2,455
4.685% due 12/25/2033 ~		53	53
4.693% due 03/25/2035 ~		1,977	1,941
4.694% due 01/25/2036 ^~		205	194
4.745% due 11/25/2035 ^~		254	241
4.769% due 04/25/2033 ~		100	102
4.774% due 12/25/2033 ~		117	117
4.871% due 11/25/2034 ~		30	32
4.892% due 01/25/2034 ~		220	223
4.927% due 03/25/2033 ~		205	205
4.972% due 07/20/2032 ~		21	22
4.997% due 03/25/2034 ~		4	4
5.054% due 02/25/2035 ~		152	151
5.500% due 09/25/2035		1,091	1,045
5.500% due 09/25/2035 ^		218	209
6.000% due 09/25/2037 ^		301	290
6.000% due 07/25/2046 •		5,969	5,744
6.500% due 10/25/2031		25	26
Bancorp Commercial Mortgage Trust
3.334% due 08/15/2032 •		6,217	6,209
BANK
0.332% due 02/15/2061 ~(a)		215,517	6,186
Bankinter Fondo de Titulizacion de Activos
0.000% due 12/15/2040 •	EUR	2,944	3,254
Bayview Commercial Asset Trust
2.766% due 01/25/2037 •		$81	77
BCAP LLC Trust
2.250% due 11/26/2036 •		6,893	3,147
2.610% due 08/26/2036 ~		18,972	16,388
2.650% due 06/26/2036 ~		6,081	5,916
2.656% due 01/25/2037 ^•		565	533
2.659% due 02/26/2037 •		4,477	4,411
2.680% due 07/26/2036 ~		363	301
2.706% due 05/25/2047 ^•		8,020	7,509
2.770% due 05/26/2037 •		10,670	10,270
2.810% due 05/26/2037 •		17,469	14,377
2.834% due 11/27/2047 ~		49,714	45,578
2.850% due 03/26/2035 ~		1,839	1,658
3.550% due 06/26/2037 ~		14,472	13,891
3.550% due 06/27/2037 ~		10,072	9,478
4.002% due 09/26/2035 ~		30	27
4.013% due 10/26/2035 ~		4,972	3,861
4.169% due 09/27/2037 •		9,559	9,588
4.229% due 12/20/2035 ~		16,141	11,262
4.261% due 02/26/2036 ~		3,878	3,294
4.265% due 05/26/2047 ~		10,488	9,161
4.363% due 05/26/2036 ~		221	218
4.392% due 10/26/2035 ~		8,431	8,494
4.460% due 11/26/2035 ~		1,075	1,044
4.484% due 03/26/2035 ~		68	62
4.668% due 02/26/2036 ~		47	44
4.672% due 10/26/2033 ~		19	17
4.694% due 01/26/2036 ~		3,070	2,427
4.895% due 06/26/2035 ~		135	125
5.250% due 02/26/2036 ~		1,203	911

See Accompanying Notes	13

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.250% due 04/26/2037	$2,815	$2,401
5.750% due 04/25/2037	7,549	5,900
5.953% due 04/26/2037 ~	8,406	6,830
6.000% due 07/26/2036 ~	14,469	11,155
6.193% due 08/26/2022 ~	119	100
6.721% due 12/26/2036 ~	10,410	8,630
6.864% due 08/26/2037 ~	15,668	14,030
Bear Stearns Adjustable Rate Mortgage Trust
3.687% due 11/25/2034 ~	20	18
3.920% due 06/25/2047 ^~	6,774	6,281
3.937% due 03/25/2035 ~	159	158
3.954% due 08/25/2047 ^~	2,023	1,819
3.972% due 07/25/2036 ^~	3,976	3,625
4.017% due 07/25/2034 ~	255	256
4.111% due 09/25/2034 ~	2,437	2,437
4.127% due 08/25/2047 ^~	4,026	3,556
4.199% due 08/25/2035 ^~	668	624
4.208% due 01/25/2035 ~	768	775
4.247% due 02/25/2036 ^~	1,105	1,042
4.265% due 05/25/2047 ^~	635	593
4.331% due 08/25/2035 ~	1,692	1,487
4.339% due 02/25/2035 ~	1,762	1,785
4.350% due 01/25/2035 ~	257	254
4.375% due 03/25/2035 ~	950	932
4.380% due 04/25/2034 ~	1,079	1,067
4.384% due 07/25/2034 ~	1	1
4.419% due 02/25/2036 ^~	4,991	4,385
4.437% due 08/25/2035 ^~	3,482	3,188
4.453% due 08/25/2035 ^~	16,922	16,459
4.469% due 11/25/2034 ~	1,015	1,001
4.542% due 08/25/2035 ~	7,385	7,560
4.544% due 02/25/2036 ^~	175	175
4.547% due 05/25/2034 ~	47	46
4.617% due 08/25/2035 ^•	15,962	14,680
4.659% due 04/25/2034 ~	607	608
4.669% due 05/25/2037 ~	4,356	4,161
4.671% due 02/25/2036 ^~	88	85
4.734% due 02/25/2033 ~	4	4
4.748% due 10/25/2033 ~	213	216
4.817% due 12/25/2046 •	3,520	3,173
4.910% due 02/25/2036 •	131	132
4.943% due 11/25/2034 ~	13	12
4.958% due 01/25/2035 ~	64	65
5.000% due 04/25/2034 ~	12	12
5.125% due 07/25/2034 ~	68	70
Bear Stearns ALT-A Trust
1.625% due 01/25/2034 ~	43	35
2.646% due 02/25/2034 •	68	68
2.806% due 08/25/2036 •	19,498	20,429
2.806% due 11/25/2036 ^•	6,112	6,055
2.806% due 06/25/2046 ^•	15,151	16,292
2.926% due 07/25/2035 •	126	126
2.926% due 04/25/2036 ^•	7,988	9,024
2.966% due 02/25/2036 •	4,484	4,292
3.126% due 04/25/2034 •	266	266
3.126% due 07/25/2034 •	20	20
3.226% due 11/25/2034 •	14	14
3.416% due 11/25/2034 •	17,392	14,192
3.539% due 04/25/2035 ~	585	531
3.629% due 05/25/2035 ~	2,389	2,303
3.851% due 05/25/2036 ~	16,823	13,824
3.906% due 08/25/2036 ^~	300	249
3.933% due 08/25/2036 ^~	4,245	2,818
3.994% due 11/25/2035 ^~	9,876	7,918
4.041% due 02/25/2036 ^~	12,429	11,459
4.050% due 09/25/2047 ^~	30,205	24,403
4.080% due 09/25/2035 ^~	1,422	968
4.095% due 11/25/2036 ~	9,185	8,488
4.099% due 02/25/2036 ^~	2,646	2,313
4.106% due 06/25/2034 ~	923	923
4.111% due 01/25/2035 ~	339	282
4.136% due 09/25/2034 •	6,446	5,372
4.183% due 11/25/2035 ^~	18,816	16,432
4.188% due 07/25/2035 ~	47,196	43,674

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.200% due 04/25/2035 ~		$1,206	$1,203
4.211% due 07/25/2034 •		4,507	4,486
4.216% due 09/25/2035 ^~		10,718	8,621
4.248% due 02/25/2036 ^~		2,010	1,945
4.249% due 01/25/2036 ^~		8,594	8,660
4.262% due 09/25/2035 ^~		6,956	5,763
4.263% due 03/25/2036 ^~		12,438	10,609
4.266% due 05/25/2036 ^~		10,594	7,649
4.315% due 05/25/2036 ^~		33	27
4.332% due 04/25/2035 ~		1,448	1,458
4.337% due 01/25/2047 ~		3,116	2,724
4.342% due 02/25/2034 ~		165	171
4.372% due 01/25/2036 ~		40,338	40,017
4.376% due 08/25/2034 ~		1,845	1,876
4.409% due 01/25/2035 ~		100	100
4.464% due 10/25/2035 ^~		33,359	31,931
4.498% due 05/25/2036 ~		18,562	13,535
4.505% due 07/25/2035 ^~		15,174	12,448
4.568% due 05/25/2035 ~		364	369
4.676% due 04/25/2035 ~		975	931
4.734% due 09/25/2034 ~		126	125
4.829% due 09/25/2034 ~		126	126
Bear Stearns Asset-Backed Securities Trust
5.500% due 08/25/2035 ~		6,000	5,306
Bear Stearns Deutsche Bank Trust
0.855% due 09/15/2027 ~(a)		66,900	295
Bear Stearns Mortgage Funding Trust
2.656% due 03/25/2037 •		92,766	85,310
2.666% due 06/25/2037 •		17,564	16,642
2.686% due 11/25/2036 ^•		35,874	38,011
2.686% due 09/25/2046 •		41,034	36,523
2.696% due 06/25/2037 •		100,561	95,755
2.706% due 08/25/2036 •		20,451	19,895
Bear Stearns Structured Products, Inc. Trust
3.745% due 12/26/2046 ^~		226	207
4.335% due 01/26/2036 ^~		11,734	10,617
7.000% due 07/25/2037 ~		34,496	21,540
BellaVista Mortgage Trust
2.732% due 05/20/2045 •		301	250
Business Mortgage Finance PLC
0.072% due 08/15/2040 •	EUR	7,522	8,349
BXP Trust
3.379% due 06/13/2039		$28,700	29,239
CFCRE Commercial Mortgage Trust
1.109% due 04/15/2044 ~(a)		16,573	308
1.182% due 11/10/2049 ~(a)		161,430	11,194
Chase Mortgage Finance Trust
3.748% due 12/25/2037 ^~		653	591
4.075% due 01/25/2036 ^~		773	704
4.134% due 09/25/2036 ^~		22	20
4.134% due 02/25/2037 ~		92	92
4.142% due 03/25/2037 ^~		5,622	5,471
4.222% due 12/25/2035 ^~		698	667
4.510% due 07/25/2037 ~		6	6
4.787% due 07/25/2037 ~		64	65
5.500% due 11/25/2035		1,435	1,381
6.000% due 10/25/2036 ^		722	537
6.000% due 11/25/2036		2,474	1,738
6.000% due 12/25/2036		140	110
6.000% due 02/25/2037 ^		1,959	1,373
6.000% due 03/25/2037 ^		1,102	842
6.000% due 05/25/2037 ^		16,601	11,888
6.250% due 10/25/2036 ^		7,141	5,457
ChaseFlex Trust
2.766% due 05/25/2037 •		31,422	30,230
2.786% due 07/25/2037 •		16,803	15,292
2.826% due 08/25/2037 •		9,658	10,078
4.255% due 08/25/2037 ^Ø		1,341	1,297
4.676% due 09/25/2036 ~		7,952	7,648
6.300% due 06/25/2036 ^~		17,710	15,581
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.666% due 05/25/2036 •		290	286
2.716% due 05/25/2036 •		566	545

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.766% due 01/25/2035 •		$686	$678
2.786% due 08/25/2035 •		82	82
CHSTA
1.000% due 03/17/2046 (c)	GBP	9	147,142
1.000% due 04/15/2046 (c)		1,793,373	2,275,015
Citicorp Mortgage Securities Trust
5.500% due 10/25/2021		$14	14
5.500% due 06/25/2037		192	192
5.500% due 07/25/2037		2	0
5.750% due 06/25/2036		190	191
6.000% due 08/25/2036		7,464	7,454
Citigroup Commercial Mortgage Trust
1.535% due 10/10/2049 ~(a)		343,746	27,395
3.334% due 07/15/2032 •		29,952	30,013
3.349% due 02/10/2049		40,000	40,777
3.584% due 07/15/2029 •		12,800	12,754
3.734% due 07/15/2032 •		9,600	9,536
4.334% due 07/15/2032 •		10,800	10,717
4.984% due 07/15/2032 •		16,000	15,818
Citigroup Mortgage Loan Trust
0.000% due 09/25/2064 ~		142	141
0.000% due 01/25/2082 (h)		1,267	1,249
2.556% due 01/25/2037 •		349	324
2.630% due 08/25/2036 •		30,032	14,724
2.690% due 05/20/2047 •		14,565	12,283
2.736% due 09/25/2036 •		1,905	1,858
2.763% due 12/25/2035 ~		8,182	7,410
3.239% due 08/25/2035 •		13,521	12,263
3.436% due 09/25/2037 •		4,884	3,681
3.641% due 10/25/2046 ^~		3,511	3,163
4.045% due 09/25/2064 ~		146,575	139,371
4.145% due 01/25/2082 ~		404,667	394,292
4.198% due 03/25/2037 ^~		1,968	1,794
4.224% due 11/25/2036 ~		6,980	5,500
4.238% due 08/25/2035 ~		718	720
4.273% due 09/25/2037 ~		5,769	5,503
4.292% due 03/25/2035 ~		8,164	7,175
4.306% due 09/25/2037 ~		2,718	2,702
4.321% due 11/25/2036 ^~		491	475
4.327% due 07/25/2036 ~		7,943	6,943
4.346% due 06/25/2036 ^~		3,855	3,867
4.455% due 08/25/2035 ~		833	838
4.490% due 05/25/2035 •		82	83
4.496% due 09/25/2037 ^~		2,651	2,162
4.537% due 07/25/2036 ^~		3,539	3,038
4.555% due 10/25/2035 ^~		50	47
4.611% due 11/25/2036 ^~		8,924	7,832
4.616% due 10/25/2035 ^~		2,888	2,255
4.804% due 03/25/2036 ^~		4,867	4,692
4.980% due 03/25/2036 ^•		496	497
5.250% due 03/25/2037 ^		4,193	3,546
5.500% due 12/25/2035 ^		36	36
5.750% due 09/25/2021		3,943	3,915
5.750% due 04/25/2047 ^		5,557	4,528
6.000% due 12/25/2036 ~		27,108	26,515
6.000% due 05/25/2037		3,965	3,456
6.000% due 08/25/2037 ~		18,417	14,559
6.250% due 11/25/2037 ~		2,648	2,004
6.500% due 10/25/2036		8,442	6,675
Citigroup Mortgage Loan Trust, Inc.
4.143% due 12/25/2035 ^~		374	278
4.181% due 02/25/2034 ~		33	32
4.797% due 05/25/2035 ~		417	421
5.129% due 03/25/2034 ~		567	574
6.000% due 05/25/2035		6,286	6,641
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.874% due 09/25/2035 ^~		636	545

14	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CitiMortgage Alternative Loan Trust
2.965% due 02/25/2037 ^•(a)		$3,140	$440
5.500% due 11/25/2021		60	60
5.500% due 04/25/2022 ^		1,377	1,380
5.750% due 12/25/2036 ^		567	525
5.750% due 03/25/2037 ^		905	878
6.000% due 07/25/2036 ^		523	507
6.000% due 06/25/2037 ^		6,290	6,138
6.000% due 10/25/2037 ^		3,812	3,624
Civic Mortgage LLC
4.349% due 11/25/2022 Ø		12,253	12,253
Clavis Securities PLC
0.000% due 12/15/2031 •	EUR	7,806	8,405
1.015% due 12/15/2032 •	GBP	913	1,141
CNL Commercial Mortgage Loan Trust
2.984% due 05/15/2031 •		$658	644
Commercial Mortgage Pass-Through Certificates
3.955% due 02/10/2047		3,400	3,552
Commercial Mortgage Trust
0.149% due 04/10/2047 ~(a)		58,814	512
0.273% due 05/25/2019 ~(a)		70,950	5
1.172% due 08/10/2047 ~(a)		245,268	10,352
1.452% due 10/10/2049 ~(a)		227,155	17,471
1.923% due 07/10/2046 ~(a)		44,743	818
3.140% due 10/10/2036		13,000	12,941
3.546% due 06/10/2047		8,600	8,860
3.550% due 02/10/2049		22,000	22,648
Core Industrial Trust
3.040% due 02/10/2034		45,365	45,704
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		1,793	1,854
6.000% due 05/25/2036 ^		91	74
6.000% due 08/25/2037 ^~		3,013	2,241
Countrywide Alternative Loan Trust
2.465% due 11/25/2035 •(a)		5,245	539
2.606% due 06/25/2036 •		1,752	1,640
2.606% due 11/25/2036 •		9,553	9,244
2.615% due 11/25/2035 ^•(a)		4,930	490
2.616% due 05/25/2035 ^~		4,403	3,183
2.626% due 06/25/2037 •		21,670	20,751
2.646% due 06/25/2036 •		22,465	18,079
2.646% due 11/25/2036 •		22,435	20,623
2.646% due 01/25/2037 •		37,661	32,748
2.646% due 07/25/2046 •		13,930	12,692
2.646% due 12/25/2046 ^•		818	818
2.646% due 09/25/2047 •		33,149	32,175
2.656% due 11/25/2036 •		7,602	7,365
2.656% due 01/25/2037 ^•		6,935	6,766
2.666% due 11/25/2036 •		13,707	13,067
2.666% due 05/25/2047 •		10,912	10,627
2.668% due 02/20/2047 ^•		22,260	18,133
2.676% due 09/25/2046 ^•		44,883	41,536
2.676% due 10/25/2046 •		4,187	4,040
2.678% due 03/20/2047 •		34,885	29,816
2.683% due 12/20/2046 ^•		53,356	47,578
2.686% due 02/25/2036 •		2,483	2,238
2.688% due 07/20/2046 ^•		9,851	7,659
2.696% due 05/25/2035 •		7,082	6,692
2.696% due 07/25/2046 •		9,185	8,817
2.696% due 04/25/2047 •		20,038	17,661
2.698% due 05/20/2046 ^•		36,823	30,680
2.698% due 09/20/2046 •		5,476	4,303
2.706% due 05/25/2035 •		4,389	4,050
2.706% due 09/25/2047 •		22,827	22,341
2.736% due 12/25/2035 •		10,708	8,702

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.746% due 08/25/2035 •	$13,583	$9,487
2.756% due 02/25/2036 •	1,774	1,625
2.765% due 08/01/2036 ^•(a)	12,569	1,774
2.766% due 12/25/2035 •	486	472
2.766% due 02/25/2037 •	21,401	19,614
2.776% due 11/25/2035 •	2,623	2,213
2.776% due 02/25/2036 ^•	12,297	10,267
2.776% due 05/25/2036 •	7,411	6,465
2.796% due 08/25/2035 ^•	1,478	1,299
2.796% due 11/25/2035 •	5,380	5,265
2.816% due 09/25/2035 •	4,508	3,697
2.818% due 11/20/2035 •	39,492	38,246
2.836% due 09/25/2035 •	13,197	12,733
2.836% due 12/25/2035 ^•	23,006	21,154
2.839% due 09/25/2034 •	308	281
2.856% due 02/25/2037 ^•	446	163
2.886% due 06/25/2036 ^•	100	62
2.986% due 12/25/2035 ^•	2,989	1,971
2.986% due 04/25/2036 •	9,045	5,093
3.006% due 07/25/2035 •	444	431
3.036% due 11/25/2035 •	5,245	3,632
3.046% due 08/25/2035 •	3,145	2,987
3.106% due 10/25/2035 •	68	58
3.128% due 11/20/2035 •	10,065	9,526
3.146% due 10/25/2035 •	2,202	1,824
3.256% due 11/25/2035 •	5,216	5,053
3.286% due 08/25/2035 •	1,629	1,119
3.286% due 01/25/2036 ^•	2,971	2,559
3.397% due 12/25/2035 •	17,556	16,300
3.486% due 08/25/2035 ^•	5,658	3,967
3.497% due 08/25/2035 ^•	108	81
3.506% due 10/25/2034 •	9,423	9,227
3.661% due 06/25/2037 ~	165	141
3.707% due 07/20/2035 ^•	4,996	4,956
3.797% due 08/25/2035 •	263	262
3.860% due 06/25/2037 ^~	7,911	7,377
3.874% due 08/25/2036 ~	941	968
3.957% due 08/25/2035 •	6,171	6,034
4.009% due 12/25/2035 ~	155	149
4.042% due 06/25/2035 •	371	350
4.061% due 02/25/2035 •	9,299	9,033
4.066% due 12/25/2034 ~	10,677	10,887
4.091% due 11/25/2035 ^~	454	420
4.099% due 12/25/2035 ^~	461	421
4.136% due 08/25/2034 •	6,331	6,081
4.136% due 10/25/2034 •	7,642	7,478
4.157% due 08/25/2034 ^~	7,252	6,798
4.201% due 03/25/2047 ~	6,209	5,873
4.298% due 03/25/2047 ^•	8,800	7,855
4.447% due 10/20/2035 •	26,199	22,803
4.465% due 02/25/2037 ^~	1,342	1,307
4.467% due 10/20/2035 •	22,776	19,287
4.775% due 12/25/2034 ~	4	4
5.000% due 08/25/2035 ^	1,569	1,425
5.003% due 07/25/2021 ^~	8	8
5.250% due 02/25/2021 ^	131	129
5.500% due 03/25/2035	4,386	4,376
5.500% due 05/25/2035	985	921
5.500% due 06/25/2035 ^	257	243
5.500% due 07/25/2035 ^	85	79
5.500% due 08/25/2035	6,946	6,707
5.500% due 09/25/2035 ^	45,685	43,549
5.500% due 11/25/2035 ^	13,906	12,891
5.500% due 12/25/2035 ^	5,432	4,416
5.500% due 01/25/2036	301	262
5.500% due 01/25/2036 ^	11,538	11,160
5.500% due 02/25/2036	53,045	46,367
5.500% due 02/25/2036 ^	1,011	876
5.750% due 05/25/2036	464	338
5.750% due 08/01/2036 ^	5,827	4,821
5.750% due 03/25/2037	6,137	5,221
5.750% due 07/25/2037 ^	1,394	1,181
5.750% due 04/25/2047 ^	3,191	2,740
6.000% due 02/25/2035	32,463	31,321
6.000% due 02/25/2036	58,442	49,386
6.000% due 02/25/2036 ^	45	36

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 03/25/2036 ^	$14,410	$11,136
6.000% due 04/25/2036 ^	16,098	12,105
6.000% due 05/25/2036	4,729	3,730
6.000% due 05/25/2036 ^	10,516	8,597
6.000% due 06/25/2036	11,829	9,433
6.000% due 07/25/2036	14,469	12,131
6.000% due 08/25/2036 ^	6,630	5,743
6.000% due 01/25/2037 ^	1,888	1,851
6.000% due 02/25/2037 ^	4,711	3,056
6.000% due 03/25/2037 ^	3,826	2,736
6.000% due 04/25/2037 ^	11,430	8,276
6.000% due 05/25/2037 ^	15,875	11,300
6.000% due 06/25/2037 ^	727	538
6.000% due 08/25/2037 ^•	7,805	6,023
6.250% due 11/25/2036	5,902	4,469
6.250% due 12/25/2036 ^	4,145	2,863
6.250% due 11/25/2046 ^	2,988	2,453
6.500% due 05/25/2036 ^	3,645	2,870
6.500% due 06/25/2036 ^	1,213	921
6.500% due 08/25/2036 ^	3,246	2,018
6.500% due 09/25/2036	2,294	1,950
6.500% due 09/25/2036 ^	5,406	4,352
6.500% due 12/25/2036 ^	3,341	2,358
6.500% due 08/25/2037 ^	11,893	8,560
6.500% due 09/25/2037 ^	22,958	15,569
6.500% due 11/25/2037 ^	10,869	8,103
7.000% due 08/25/2034 ^	234	242
7.000% due 09/25/2036	28,932	14,520
7.250% due 08/25/2032	189	203
7.500% due 12/25/2034 ^	120	61
Countrywide Asset-Backed Certificates
2.726% due 04/25/2036 ^•	13,450	10,917
2.986% due 03/25/2036 •	9,092	8,633
Countrywide Home Loan Mortgage Pass-Through Trust
2.678% due 02/25/2035 ~	10,518	9,202
2.686% due 04/25/2046 •	554	518
2.756% due 04/25/2035 •	4,026	3,887
2.826% due 03/25/2036 •	18	7
2.836% due 02/25/2036 ^•	6	1
2.838% due 04/25/2035 ~	817	738
2.946% due 05/25/2035 •	442	406
2.947% due 03/25/2035 ^~	337	297
2.986% due 05/25/2036 ^•	3,612	2,311
3.026% due 03/25/2035 •	566	545
3.066% due 04/25/2035 •	7,399	7,119
3.086% due 03/25/2035 •	1,728	1,607
3.086% due 05/25/2035 •	12,034	11,114
3.126% due 03/25/2035 •	25,654	23,280
3.146% due 02/25/2035 •	841	825
3.166% due 02/25/2035 •	1,268	1,255
3.226% due 02/25/2035 •	9,494	9,333
3.246% due 09/25/2034 •	176	176
3.550% due 05/20/2036 ^~	4,573	4,308
3.575% due 04/20/2036 ^~	534	491
3.592% due 07/25/2034 ~	158	158
3.679% due 05/20/2036 ^~	2,968	2,818
3.723% due 06/20/2036 ~	10,013	8,893
3.796% due 09/25/2034 ^~	57	42
3.804% due 05/20/2036 ^~	4,922	4,051
3.820% due 09/20/2036 ^~	1,320	1,151
3.873% due 08/20/2035 ^~	11,338	10,972
3.923% due 08/25/2034 ^~	14	13
3.923% due 08/25/2034 ~	50	49
3.923% due 03/25/2037 ^~	304	279
3.984% due 09/25/2037 ^~	5,698	5,519
4.003% due 02/25/2047 ^~	9,023	8,078
4.018% due 09/25/2047 ^~	1,903	1,787
4.045% due 06/25/2047 ^~	11,435	10,885
4.046% due 11/20/2035 ~	33,141	28,528
4.088% due 10/20/2035 ^~	1,098	1,024
4.088% due 10/20/2035 ~	4,603	4,291
4.106% due 01/25/2036 ^~	2,175	2,017
4.106% due 01/25/2036 ~	6,948	6,442
4.107% due 04/25/2035 ^~	150	135
4.170% due 05/20/2034 ~	70	71
4.202% due 05/25/2034 ~	141	141
4.211% due 09/20/2034 ~	193	182
4.253% due 05/20/2035 ~	1,836	1,809
4.257% due 06/20/2034 ~	689	698

See Accompanying Notes	15

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.263% due 02/20/2035 ~	$1,132	$1,142
4.267% due 11/20/2034 ~	259	261
4.300% due 11/20/2035 ^~	2,706	2,200
4.339% due 07/19/2033 ~	679	685
4.379% due 09/25/2034 ~	380	371
4.389% due 10/25/2033 ~	98	99
4.412% due 12/19/2033 ~	17	17
4.461% due 04/25/2037 ^~	3,959	3,861
4.571% due 02/20/2036 ^•	888	830
4.592% due 02/20/2036 ^•	3,463	3,043
4.651% due 05/19/2033 ~	132	136
4.667% due 02/20/2036 ^•	1,059	972
4.741% due 02/25/2034 ~	165	165
4.745% due 03/25/2035 ~	579	573
4.821% due 02/20/2036 ^•	14,594	11,808
4.846% due 12/25/2033 ~	120	123
4.880% due 02/25/2034 ~	16	17
5.250% due 12/25/2027 ^	960	875
5.250% due 07/25/2034	433	433
5.500% due 04/25/2035	42	41
5.500% due 08/25/2035	470	413
5.500% due 08/25/2035 ^	3,636	3,191
5.500% due 09/25/2035 ^	2,900	2,776
5.500% due 10/25/2035 ^	414	381
5.500% due 10/25/2035	147	135
5.500% due 11/25/2035 ^	522	455
5.500% due 01/25/2036	1,541	1,401
5.750% due 08/25/2034	307	307
5.750% due 02/25/2036 ^	882	722
5.750% due 02/25/2037 ^	401	337
5.750% due 03/25/2037 ^	3,639	2,906
5.750% due 05/25/2037 ^	580	472
5.750% due 07/25/2037 ^	3,852	3,251
5.850% due 05/25/2036 ^	4,101	3,255
6.000% due 12/25/2035 ^	27	24
6.000% due 02/25/2037 ^	10,686	8,684
6.000% due 03/25/2037 ^	6,567	5,355
6.000% due 04/25/2037 ^	487	400
6.000% due 05/25/2037 ^	4,771	3,678
6.000% due 07/25/2037	7,044	5,234
6.000% due 07/25/2037 ^	3,392	2,765
6.000% due 08/25/2037 ^	1,293	1,060
6.000% due 09/25/2037	3,227	2,622
6.000% due 10/25/2037 ^	214	192
6.000% due 01/25/2038 ^	13,023	10,172
6.250% due 09/25/2036 ^	3,596	2,735
6.250% due 10/25/2036 ^	150	121
6.500% due 11/25/2036 ^	14,674	10,251
6.500% due 05/25/2037 ^	328	262
6.500% due 10/25/2037 ^	25,603	20,140
6.500% due 11/25/2037 ^	5,347	4,054
6.500% due 12/25/2037	27,105	20,429
6.500% due 11/25/2047	16,778	13,797
Countrywide Home Loan Reperforming REMIC Trust
2.886% due 11/25/2034 •	11,587	10,982
2.886% due 09/25/2035 •	1,692	1,572
5.709% due 01/25/2034	24,860	24,621
Credit Suisse First Boston Mortgage Securities Corp.
0.231% due 05/15/2023 ~(a)	44,039	133
3.125% due 06/25/2046 ~	1,058,917	1,078,592
3.136% due 11/25/2031 •	645	567
3.136% due 09/25/2035 ^•	4,464	3,535
3.636% due 11/25/2034 •	9,544	8,741
4.571% due 04/25/2034 ~	21	21
5.250% due 09/25/2035 ^	1,005	915
5.750% due 04/22/2033	22	23
6.000% due 01/25/2036 ^	3,950	3,580
6.500% due 01/25/2036	489	277
7.000% due 01/25/2036 ^	4,985	1,646
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~	52	53
4.553% due 10/25/2033 ~	16	16
5.500% due 10/25/2035 ^	277	235
5.500% due 10/25/2035	7,238	6,491
6.000% due 11/25/2035 ^	259	133

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Credit Suisse Mortgage Capital Certificates
1.000% due 10/27/2060 «	$257	$259
2.710% due 05/27/2037 •	15,832	13,259
2.780% due 07/27/2037 •	1,165	1,064
2.997% due 04/27/2037 ~	15,770	10,076
3.500% due 04/26/2038 ~	10,023	10,009
4.000% due 08/27/2037 ~	27,219	26,306
4.009% due 09/27/2037 •	6,180	6,202
4.043% due 04/26/2047 ~	13,045	8,368
4.209% due 08/27/2037 ~	24,223	21,824
4.224% due 11/26/2036 ~	7,137	5,985
4.708% due 09/26/2036 ~	2,417	2,302
5.561% due 04/25/2036 ~	12,978	12,255
5.688% due 02/27/2047 ~	130,645	86,584
6.000% due 04/26/2037 ~	13,336	11,150
6.000% due 05/27/2037	264	267
7.000% due 08/26/2036	3,469	3,193
Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.986% due 07/25/2036 •	20,173	11,889
5.000% due 04/25/2037	1,081	1,024
5.500% due 03/25/2037 ^	626	529
6.000% due 08/25/2036 ^	5,363	4,338
6.000% due 02/25/2037 ^	2,652	2,317
6.000% due 06/25/2037	2,384	1,127
6.250% due 08/25/2036 ^	1,185	966
Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2057 (h)	378	373
0.000% due 01/25/2058 (h)	562	557
0.000% due 04/25/2058 (h)	17	17
0.000% due 07/25/2058 (h)	1,706	1,682
0.000% due 10/25/2060 (h)	4,690	4,597
3.269% due 07/25/2057 ~	1,056,212	928,277
3.356% due 10/25/2060 ~	2,342,439	2,143,941
3.449% due 07/25/2058 ~	4,113,683	3,713,587
3.535% due 01/25/2058 ~	253,047	238,037
3.633% due 06/25/2048	1,542,496	1,504,404
3.770% due 04/25/2058 ~	710,126	717,810
4.201% due 12/25/2048 ~	1,188,806	1,197,457
4.386% due 06/01/2050 ~	2,947,436	3,017,573
4.428% due 12/25/2048	472,124	466,831
4.790% due 05/27/2053 ~	93,555	95,385
CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057	1,000	1,012
3.617% due 11/15/2048	18,000	18,513
CSMCM
1.000% due 10/27/2060	20,485	19,407
CSMCM Trust
2.840% due 10/25/2058 (a)	19,941	19,697
3.046% due 07/25/2057 (a)	30,575	26,423
3.347% due 09/25/2048 (a)	173,200	156,551
3.431% due 10/27/2060 (a)	99,066	90,690
4.111% due 09/25/2057 (a)	50,314	50,627
4.239% due 07/25/2050 (a)	107,167	109,673
DBUBS Mortgage Trust
0.705% due 11/10/2046 ~(a)	49,280	378
1.054% due 07/10/2044 ~(a)	87,909	1,554
Deutsche ALT-A Securities, Inc.
2.786% due 04/25/2037 •	25,108	16,094
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.616% due 08/25/2047 •	70,370	66,480
2.626% due 07/25/2047 •	15,439	14,613
2.636% due 12/25/2036 •	6,527	5,879
2.636% due 03/25/2037 ^•	25,386	23,435
2.636% due 02/25/2047 •	2,111	1,628
2.646% due 01/25/2047 •	6,492	6,308
2.656% due 02/25/2037 •	4,998	4,893
2.676% due 08/25/2036 •	3,568	3,354
2.676% due 10/25/2036 ^•	18,773	9,150
2.676% due 08/25/2047 •	22,039	20,922
2.686% due 02/25/2047 •	7,346	6,956
2.766% due 08/25/2036 •	16,077	15,264
2.816% due 08/25/2037 ^•	14,668	12,750
2.836% due 06/25/2037 ^•	68,445	58,535
3.167% due 04/25/2047 •	27,926	26,367
3.236% due 10/25/2047 •	44,249	40,381
3.836% due 11/25/2035 •	7,162	7,612
4.302% due 10/25/2035 ~	536	494

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.000% due 10/25/2033		$4	$4
5.250% due 09/25/2035 ~		5,556	5,461
5.500% due 11/25/2035 ^~		120	133
5.500% due 12/25/2035 ^		2,726	2,458
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.276% due 06/25/2036 ~		13,547	12,974
5.431% due 02/25/2036 ~		3,685	3,610
5.530% due 02/25/2036 ~		6,334	6,205
5.650% due 10/25/2036 ~		20,455	19,181
5.869% due 10/25/2036 ^Ø		1,428	1,339
5.886% due 10/25/2036 ^Ø		225	211
5.900% due 10/25/2036 ~		8,850	8,297
6.100% due 10/25/2036 Ø		6,095	5,713
6.420% due 07/25/2036 ^~		6,366	5,689
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
4.500% due 06/25/2034 ~		11	11
Downey Savings & Loan Association Mortgage Loan Trust
2.662% due 04/19/2047 ^•		109	97
2.692% due 03/19/2045 •		1,009	992
2.732% due 02/19/2045 •		4,258	4,192
2.812% due 09/19/2045 •		2,229	1,823
3.262% due 11/19/2044 •		3,201	3,157
3.282% due 11/19/2044 •		111	105
3.302% due 09/19/2044 •		6,249	6,276
3.337% due 04/19/2047 •		9,331	9,263
4.386% due 07/19/2044 ~		602	613
4.497% due 07/19/2044 ~		21	21
Durham Mortgages
0.000% due 03/31/2054 (h)	GBP	38,229	42,188
0.000% due 03/31/2054 ~		54,852	73,800
2.559% due 03/31/2054 •		49,153	62,371
3.059% due 03/31/2054 •		16,383	20,805
4.109% due 03/31/2054 •		28,333	36,185
5.109% due 03/31/2054 •		38,229	49,656
Durham Mortgages A PLC
0.000% due 03/31/2053 ~		63,357	86,625
0.000% due 03/31/2053 (h)		25,336	28,097
2.559% due 03/31/2053 •		44,345	56,668
3.059% due 03/31/2053 •		25,339	32,400
4.109% due 03/31/2053 •		30,910	40,042
5.109% due 03/31/2053 •		38,009	49,173
E-MAC NL BV
1.952% due 07/25/2036 •	EUR	476	503
EMF-UK PLC
1.823% due 03/13/2046 •	GBP	29,006	37,533
Eurosail PLC
0.000% due 09/10/2044 •	EUR	910	1,015
0.000% due 03/13/2045 •		965	1,068
1.003% due 12/10/2044 •	GBP	4,939	6,351
1.003% due 03/13/2045 •		2,839	3,640
1.005% due 12/15/2044 •		531	683
1.243% due 09/13/2045 •		46,024	58,124
1.613% due 09/13/2045 •		40,900	50,148
1.793% due 06/13/2045 •		6,165	7,963
First Horizon Alternative Mortgage Securities Trust
2.856% due 02/25/2037 •		$249	143
3.065% due 04/25/2037 ^•(a)		3,582	558
3.236% due 04/25/2036 ^•		2,043	1,251
3.774% due 12/25/2035 ~		2,819	2,544
3.869% due 02/25/2036 ~		140	115
3.929% due 08/25/2035 ^~		1,825	1,640
4.048% due 01/25/2036 ^~		5,430	4,194
4.279% due 04/25/2035 ~		3,041	3,045
4.280% due 08/25/2035 ~		11	11
4.287% due 04/25/2036 ^~		2,358	2,212
4.298% due 03/25/2035 ~		629	599
4.366% due 02/25/2035 ~		1,225	1,212
4.388% due 09/25/2035 ^~		2,008	1,934
4.580% due 08/25/2034 ~		449	448
5.250% due 02/25/2021 ^		99	97
5.750% due 02/25/2036 ^		4,010	3,070
6.000% due 07/25/2036 ^		50	40
6.000% due 07/25/2036		2,679	2,144
6.000% due 11/25/2036		1,439	942

16	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.250% due 11/25/2036		$2,774	$1,900
6.250% due 08/25/2037 ^		135	103
First Horizon Mortgage Pass-Through Trust
4.067% due 10/25/2035 ^~		1,895	1,828
4.300% due 08/25/2035 ~		86	71
4.363% due 11/25/2037 ^~		102	93
4.469% due 05/25/2036 ~		1,333	1,264
4.683% due 01/25/2037 ^~		995	891
4.764% due 02/25/2035 ~		266	268
4.771% due 05/25/2037 ^~		3,478	2,809
4.875% due 10/25/2035 ~		112	78
5.250% due 05/25/2021 ^		247	175
5.500% due 04/25/2022		19	19
5.750% due 05/25/2037 ^		286	213
Fondo de Titulizacion de Activos UCI
0.890% due 06/19/2035 •	EUR	200	214
Fondo de Titulizacion Hipotecaria UCI
0.000% due 06/22/2036 •		1,310	1,426
Fremont Home Loan Trust
3.315% due 01/25/2034		$2,224	2,205
GE Business Loan Trust
1.174% due 11/15/2034		3,378	3,325
GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		9,056	9,391
GMAC Mortgage Corp. Loan Trust
4.169% due 11/19/2035 ~		289	275
4.449% due 11/19/2035 ^~		1,263	1,168
4.482% due 03/18/2035 ~		14	14
4.679% due 11/19/2035 ~		321	313
4.706% due 03/18/2035 ~		1,878	1,930
5.528% due 03/18/2035 ~		1,121	1,160
Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	296	326
0.000% due 03/18/2039 •		4,228	4,655
2.745% due 06/18/2039 •		$1,747	1,701
Grecale RMBS SRL
0.194% due 01/27/2061 •	EUR	6,827	7,662
GreenPoint Mortgage Funding Trust
2.646% due 02/25/2037 ^•		$20,080	19,877
2.666% due 01/25/2037 •		10,226	9,660
2.686% due 03/25/2047 •		20,683	19,794
2.696% due 04/25/2036 •		18,466	17,356
2.726% due 08/25/2045 •		391	371
2.806% due 09/25/2046 ^•		4,448	3,300
3.006% due 10/25/2045 •		671	671
3.026% due 11/25/2045 •		75	65
3.106% due 10/25/2045 •		4,572	4,190
Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	30,198	31,045
GS Mortgage Securities Corp.
0.207% due 05/03/2032 ~(a)		$179,000	2,762
3.120% due 05/10/2050		2,700	2,732
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		47,500	47,270
GS Mortgage Securities Trust
0.081% due 12/10/2043 ~(a)		85,169	161
0.208% due 12/10/2043 ~(a)		35,931	150
0.585% due 11/10/2049 ~(a)		168,834	5,146
0.608% due 08/10/2046 ~(a)		105,657	2,480
0.661% due 03/10/2044 ~(a)		15,005	167
1.337% due 08/10/2044 ~(a)		12,415	299
1.349% due 08/10/2043 ~(a)		126,876	1,727
1.943% due 01/10/2045 ~(a)		5,958	253
2.194% due 05/10/2045 ~(a)		53,178	2,188
3.278% due 10/10/2048		6,278	6,389
3.365% due 11/10/2047		7,545	7,686
3.801% due 01/10/2047		9,631	9,953
GSC Capital Corp. Mortgage Trust
2.686% due 02/25/2036 ^•		9,688	9,301
GSMPS Mortgage Loan Trust
2.836% due 01/25/2035 •		26,989	25,195

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.836% due 03/25/2035 •	$4,268	$4,001
2.886% due 06/25/2034 •	42,718	41,016
7.104% due 10/20/2032 ~	16,788	16,989
GSMSC Pass-Through Trust
7.500% due 09/25/2036 ^~	1,031	702
7.500% due 10/25/2036 ~	1,239	857
GSMSC Resecuritization Trust
2.626% due 10/26/2036 •	12,438	9,845
2.630% due 04/26/2037 •	56,017	30,143
2.660% due 08/26/2033 •	2,813	2,778
2.683% due 02/26/2037 •	34,046	31,497
GSR Mortgage Loan Trust
2.746% due 08/25/2046 •	38,377	20,890
2.936% due 07/25/2037 ^•	210	101
3.980% due 04/25/2032 •	22	20
4.103% due 08/25/2034 ~	31	30
4.143% due 12/25/2034 ~	466	241
4.149% due 03/25/2037 ^~	2,111	2,026
4.174% due 08/25/2034 ~	1,522	1,494
4.202% due 07/25/2035 ~	700	692
4.204% due 04/25/2036 ~	1,411	1,268
4.259% due 05/25/2035 ~	1,622	1,584
4.273% due 07/25/2035 ~	2,539	2,442
4.287% due 08/25/2034 ~	487	482
4.330% due 07/25/2035 ~	1,698	1,501
4.408% due 01/25/2036 ^~	5,007	5,039
4.413% due 09/25/2035 ~	988	1,001
4.451% due 09/25/2034 ~	20	20
4.460% due 11/25/2035 ~	48	48
4.466% due 11/25/2035 ~	36	37
4.470% due 04/25/2035 ~	158	158
4.490% due 05/25/2035 ~	1,302	1,222
4.577% due 11/25/2035 ~	251	202
4.613% due 01/25/2036 ^~	121	119
4.708% due 10/25/2035 ^~	2,843	2,699
4.758% due 04/25/2035 ~	61	62
4.808% due 01/25/2035 ~	706	707
4.811% due 05/25/2035 ~	7,059	6,814
5.000% due 07/25/2036	483	479
5.500% due 03/25/2036	837	896
5.500% due 03/25/2036 ^	1,744	2,038
5.500% due 06/25/2036 ^	25	57
5.500% due 01/25/2037 ^	3,221	3,772
5.750% due 02/25/2036 ^	645	616
5.750% due 02/25/2037 ^	56	69
6.000% due 02/25/2021 ^	1,227	1,044
6.000% due 11/25/2035	347	264
6.000% due 02/25/2036 ^	629	516
6.000% due 03/25/2036	16,426	11,827
6.000% due 06/25/2036 ^	1,425	1,704
6.000% due 07/25/2036	3,826	3,266
6.000% due 09/25/2036 ^	1,941	1,428
6.000% due 01/25/2037 ^	92	83
6.250% due 10/25/2036 ^	25,660	25,279
6.500% due 09/25/2036 ^	1,813	1,396
6.500% due 10/25/2036 ^	989	802
HarborView Mortgage Loan Trust
2.652% due 12/19/2036 ^•	134	123
2.662% due 11/19/2036 •	8,651	8,519
2.662% due 07/19/2046 ^•	182	140
2.672% due 09/19/2037 •	15,853	15,176
2.672% due 02/19/2046 •	3,111	3,066
2.692% due 11/19/2036 •	7,711	6,918
2.702% due 07/19/2047 •	11,490	11,210
2.722% due 12/19/2036 ^•	4,587	4,254
2.768% due 10/20/2045 •	12,338	10,595
2.792% due 11/19/2035 •	1,670	1,589
2.962% due 01/19/2036 ^•	738	619
2.975% due 06/19/2045 ^•	4,973	3,255
2.982% due 01/19/2036 •	661	526
3.022% due 07/19/2045 •	12,549	12,131
3.042% due 02/19/2036 •	7,067	5,986
3.062% due 07/19/2045 •	65	51
3.102% due 08/19/2045 •	682	668
3.122% due 01/19/2035 •	311	298
3.142% due 09/19/2035 •	2,462	2,204
3.182% due 01/19/2035 •	2,366	2,084
3.242% due 01/19/2035 ^•	441	390
3.247% due 12/19/2036 ^•	12,865	12,457
3.262% due 12/19/2034 ^•	6,216	5,869
3.282% due 11/19/2034 •	297	288

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.282% due 12/19/2034 ^•		$62	$59
3.302% due 12/19/2034 ^•		24,059	21,389
3.342% due 11/19/2034 •		24,977	21,697
3.486% due 10/25/2037 •		25,234	25,312
3.614% due 06/19/2034 •		38	37
3.864% due 06/19/2036 ^~		460	309
4.037% due 12/19/2035 ^~		2,727	2,170
4.115% due 07/19/2035 ^~		1,998	1,891
4.260% due 11/19/2034 ~		76	76
4.366% due 06/19/2036 ^~		174	117
4.466% due 08/19/2036 ^~		1,083	888
4.718% due 08/19/2034 ~		1,143	1,172
4.867% due 12/19/2035 ^~		18	18
4.917% due 12/19/2035 ~		877	839
Hilton USA Trust
0.475% due 11/05/2038 ~(a)		118,960	3,967
2.828% due 11/05/2035		71,800	71,390
Hipocat FTA
0.000% due 07/15/2036 •	EUR	131	145
HomeBanc Mortgage Trust
2.786% due 05/25/2037 ^•		$89	88
HSI Asset Loan Obligation Resecuritization Trust
6.000% due 08/25/2036		12,443	12,399
HSI Asset Loan Obligation Trust
3.961% due 09/25/2037 ^~		15,664	14,564
4.335% due 09/25/2037 ^~		9,795	8,581
4.428% due 01/25/2037 ~		5,225	4,379
4.513% due 01/25/2037 ^~		2,110	1,884
4.680% due 01/25/2037 ^~		253	236
HSI Asset Securitization Corp. Trust
3.446% due 07/25/2035 •		900	879
3.476% due 07/25/2035 •		1,543	544
Hudson’s Bay Simon JV Trust
4.906% due 08/05/2034		20,184	20,052
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	29,363	30,260
Impac CMB Trust
2.766% due 10/25/2035 •		$10,351	9,986
3.006% due 04/25/2035 •		3,961	3,945
3.126% due 09/25/2034 •		183	182
3.126% due 03/25/2035 •		11,542	11,274
Impac Secured Assets Trust
2.656% due 01/25/2037 •		2,886	2,817
2.686% due 05/25/2036 •		95	94
2.726% due 03/25/2037 •		38,803	30,236
2.726% due 09/25/2037 ^•		14,552	12,412
2.836% due 05/25/2036 •		2,465	2,440
2.846% due 09/25/2037 •		21,472	18,469
3.886% due 05/25/2036 •		6,152	6,102
IndyMac Adjustable Rate Mortgage Trust
3.947% due 01/25/2032 ~		16	16
IndyMac Mortgage Loan Trust
2.606% due 07/25/2036 •		11,619	10,639
2.616% due 10/25/2036 •		128	120
2.676% due 09/25/2046 •		2,307	2,077
2.686% due 10/25/2036 •		5,003	4,729
2.686% due 06/25/2046 •		28,307	24,460
2.686% due 11/25/2046 •		26,565	24,339
2.696% due 04/25/2046 •		8,510	7,915
2.696% due 05/25/2046 •		59,467	57,211
2.706% due 04/25/2046 •		9,311	8,660
2.716% due 07/25/2046 •		11,328	10,901
2.726% due 06/25/2037 •		2,092	2,042
2.736% due 02/25/2037 •		27,415	21,376
2.786% due 06/25/2037 ^•		11,308	7,148
2.946% due 04/25/2035 •		1,129	1,069
2.966% due 04/25/2035 •		7,981	7,700
3.006% due 07/25/2035 •		18,131	15,786
3.046% due 03/25/2035 •		1,584	1,574
3.046% due 07/25/2035 •		4,778	2,957
3.086% due 04/25/2034 •		252	250
3.106% due 06/25/2034 •		444	445
3.126% due 02/25/2035 •		315	307
3.126% due 07/25/2045 •		277	268
3.141% due 06/25/2037 ~		6,066	4,395
3.166% due 02/25/2035 •		2,111	1,797

See Accompanying Notes	17

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.266% due 10/25/2036 •	$10,911	$9,237
3.286% due 08/25/2034 •	78	72
3.286% due 11/25/2034 •	9	9
3.291% due 06/25/2037 ^~	19,561	17,915
3.366% due 09/25/2034 •	114	105
3.382% due 01/25/2036 ~	1,903	1,717
3.451% due 05/25/2036 ~	21,819	17,582
3.471% due 01/25/2035 ~	1,014	958
3.501% due 06/25/2035 ^~	116	104
3.502% due 07/25/2037 ~	25,509	21,187
3.556% due 06/25/2036 ~	30,772	26,575
3.608% due 06/25/2036 ~	285	237
3.662% due 06/25/2036 ~	888	858
3.676% due 07/25/2036 ~	10,647	9,210
3.698% due 05/25/2036 ^~	24,126	21,552
3.802% due 09/25/2036 ~	4,956	4,058
3.805% due 08/25/2037 ^~	93	80
3.841% due 11/25/2035 ^~	4,040	3,760
3.863% due 10/25/2035 ~	249	222
3.865% due 05/25/2037 •	60,969	53,908
3.867% due 05/25/2037 ^~	27,242	21,500
3.868% due 12/25/2035 ^~	1,723	1,460
3.886% due 09/25/2037 ~	11,248	7,625
3.928% due 11/25/2035 ^~	11,389	9,084
3.934% due 01/25/2036 ^~	183	164
3.953% due 08/25/2035 ~	6,547	5,875
3.958% due 11/25/2037 ~	16,828	16,502
3.997% due 08/25/2035 ~	321	292
4.033% due 09/25/2035 ^~	2,909	2,702
4.034% due 02/25/2036 ~	4,373	3,902
4.056% due 09/25/2036 ~	97	83
4.128% due 12/25/2035 ~	10,551	9,600
4.129% due 03/25/2035 ~	39	39
4.157% due 07/25/2035 ~	7,139	5,958
4.250% due 03/25/2037 ^~	1,928	1,858
4.252% due 03/25/2035 ~	1,041	1,044
4.284% due 11/25/2035 ^~	537	507
4.319% due 01/25/2037 ~	7,992	7,430
4.463% due 04/25/2035 ~	23	22
4.589% due 01/25/2036 ~	218	216
6.000% due 06/25/2037	19,542	17,094
6.250% due 11/25/2037 ^	2,505	1,913
6.500% due 09/25/2037 ^	116	98
InTown Hotel Portfolio Trust
0.280% due 01/15/2033 ~(a)	217,597	194
JPMBB Commercial Mortgage Securities Trust
0.545% due 08/15/2046 ~(a)	70,604	1,354
JPMDB Commercial Mortgage Securities Trust
0.827% due 12/15/2049 ~(a)	192,516	9,688
JPMorgan Alternative Loan Trust
4.149% due 05/25/2036 ^~	1,295	984
5.500% due 02/25/2021 ^	29	28
5.660% due 05/26/2037 ~	23,505	4,600
6.000% due 12/25/2036 Ø	41,847	32,720
6.310% due 08/25/2036 ^Ø	48,319	44,878
JPMorgan Chase Commercial Mortgage Securities Corp.
3.284% due 06/15/2032 •	44,400	44,211
JPMorgan Chase Commercial Mortgage Securities Trust
0.502% due 09/12/2037 ~(a)	8,253	32
1.269% due 04/15/2046 ~(a)	127,896	5,494
1.437% due 08/15/2049 ~(a)	165,018	13,442
1.530% due 11/15/2043 ~(a)	81,978	1,389
1.586% due 05/15/2045 ~(a)	135,999	5,503
2.639% due 05/15/2047 •	2,913	2,929
5.568% due 08/12/2037 ~	13,512	13,767
6.234% due 05/15/2028 •	10,535	10,417
JPMorgan Mortgage Trust
3.756% due 06/25/2037 ^~	6,948	6,086
4.012% due 08/25/2036 ^~	5,529	5,221
4.015% due 05/25/2036 ^~	800	785
4.015% due 05/25/2036 ~	853	837

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.112% due 10/25/2036 ~		$701	$623
4.114% due 06/25/2037 ^~		596	560
4.132% due 07/25/2035 ~		30	30
4.136% due 06/25/2036 ^~		362	322
4.173% due 02/25/2034 ~		7	7
4.181% due 11/25/2035 ~		30	27
4.207% due 10/25/2035 ^~		402	371
4.211% due 01/25/2037 ^~		796	766
4.220% due 11/25/2035 ~		305	295
4.240% due 10/25/2036 ^~		1,799	1,627
4.244% due 08/25/2035 ~		20	20
4.246% due 04/25/2036 ^~		13,133	12,713
4.246% due 04/25/2036 ~		916	915
4.258% due 05/25/2036 ^~		19	18
4.262% due 04/25/2037 ^~		10,399	9,690
4.274% due 06/25/2036 ^~		2,487	2,256
4.315% due 06/25/2035 ~		443	453
4.318% due 10/25/2035 ~		13	12
4.320% due 08/25/2035 ^~		2,269	2,202
4.325% due 08/25/2036 ^~		1,176	1,044
4.329% due 07/25/2035 ~		318	322
4.384% due 04/25/2036 ^~		1,891	1,738
4.392% due 06/25/2035 ~		95	88
4.399% due 09/25/2035 ~		617	611
4.408% due 10/25/2035 ~		245	249
4.414% due 10/25/2033 ~		59	60
4.451% due 08/25/2035 ~		1,839	1,907
4.492% due 04/25/2037 ^~		1,161	1,107
4.562% due 07/25/2035 ~		306	314
4.567% due 07/25/2035 ~		1,539	1,543
4.570% due 02/25/2035 ~		29	29
4.579% due 02/25/2036 ^~		3,470	3,155
4.619% due 10/25/2036 ^~		1,817	1,782
4.681% due 04/25/2035 ~		110	112
4.687% due 07/25/2035 ~		832	829
4.688% due 04/25/2035 ~		440	447
5.000% due 06/25/2021 ^		100	93
5.000% due 03/25/2022 ^		31	30
5.500% due 01/25/2021 ^		36	34
5.500% due 03/25/2022 ^		17	17
5.500% due 09/25/2035		4,415	4,312
5.500% due 01/25/2036 ^		1,226	1,002
5.500% due 08/25/2037 ^		3,834	2,992
5.750% due 03/25/2037 ^		518	369
6.000% due 10/25/2034		5,491	5,421
6.000% due 07/25/2036 ^		4,289	3,705
6.000% due 06/25/2037 ^		16,428	12,613
6.000% due 08/25/2037 ^		129	103
6.500% due 09/25/2035		414	399
7.000% due 08/25/2037 ^		1,111	931
JPMorgan Resecuritization Trust
2.660% due 11/26/2036 •		18,287	15,632
Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	6	33,536
1.659% due 02/22/2045 •		378,547	482,123
2.250% due 02/22/2045		26,742	24,474
2.859% due 02/22/2045 •		82,543	104,383
Landmark Mortgage Securities PLC
0.000% due 06/17/2039 •	EUR	1,334	1,404
1.046% due 06/17/2039 •	GBP	3,839	4,702
1.207% due 04/17/2044 •		25,478	30,994
LB-UBS Commercial Mortgage Trust
0.330% due 02/15/2040 ~(a)		$986	0
5.407% due 11/15/2038 ^		22,964	16,854
5.562% due 02/15/2040 ^~		17,974	10,938
Lehman Mortgage Trust
2.906% due 12/25/2036 •		7,529	3,439
3.086% due 07/25/2036 •		7,649	4,046
3.386% due 12/25/2035 ^•		1,470	1,254
4.215% due 03/25/2037 ^•(a)		17,526	5,551
5.220% due 01/25/2036 ^~		3,217	3,195
5.334% due 12/25/2035 ~		4,144	2,288
5.418% due 07/25/2037 ~		4,087	3,101
5.500% due 11/25/2035 ^		181	169
5.500% due 12/25/2035 ^		50	42
5.792% due 04/25/2036 ^~		4,425	3,907
6.000% due 08/25/2037		4,204	4,243
6.500% due 09/25/2037 ^		6,116	3,877

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lehman XS Trust
2.646% due 03/25/2047 ^•		$2,238	$2,204
2.676% due 11/25/2046 •		273	257
2.686% due 08/25/2046 ^•		20,710	19,251
2.686% due 11/25/2046 ^•		21,055	20,451
2.686% due 07/25/2047 ^•		17,175	16,358
2.696% due 09/25/2046 •		156	149
3.086% due 12/25/2035 ^•		14	11
5.110% due 07/25/2035 ^Ø		1,073	1,051
Ludgate Funding PLC
1.042% due 12/01/2060 •	GBP	5,191	6,369
1.070% due 01/01/2061 •		6,297	7,681
1.510% due 01/01/2061 •		8,081	10,169
Luminent Mortgage Trust
2.686% due 02/25/2046 •		$141	131
Mansard Mortgages PLC
1.495% due 12/15/2049 •	GBP	14,634	18,646
MASTR Adjustable Rate Mortgages Trust
2.500% due 01/25/2034 ~		$149	141
2.726% due 05/25/2037 •		771	458
3.036% due 09/25/2037 •		4,481	1,987
3.139% due 07/25/2035 ^~		1,535	1,444
3.166% due 05/25/2047 ^•		3,759	3,926
3.368% due 07/25/2035 ^~		344	327
3.967% due 09/25/2035 ^~		976	719
3.992% due 09/25/2033 ~		616	611
4.098% due 09/25/2034 ~		164	154
4.173% due 10/25/2034 ~		342	316
4.257% due 06/25/2035 ~		157	150
4.286% due 12/25/2033 ~		510	514
4.321% due 10/25/2032 ~		137	138
4.321% due 11/25/2036 ~		95	102
4.323% due 05/25/2034 ~		271	276
4.467% due 11/21/2034 ~		475	490
4.500% due 07/25/2034 ~		433	434
4.506% due 01/25/2036 ~		10,182	10,059
4.565% due 12/25/2033 ~		177	178
4.680% due 12/21/2034 ~		129	127
4.712% due 02/25/2036 ~		21	20
4.727% due 04/21/2034 ~		38	39
MASTR Alternative Loan Trust
5.500% due 07/25/2034		2,761	2,820
5.500% due 08/25/2034		3,852	4,233
7.000% due 06/25/2034		24	25
MASTR Asset Securitization Trust
5.500% due 06/26/2034		48	48
5.750% due 02/25/2021		119	116
6.000% due 10/25/2022 ~		27	27
6.000% due 06/25/2036 ^•		2,757	2,638
6.000% due 06/25/2036 ^		348	333
MASTR Reperforming Loan Trust
2.836% due 05/25/2035 •		2,260	1,777
2.846% due 07/25/2035 ^•		26,325	20,699
4.389% due 05/25/2036 ~		240	232
MASTR Seasoned Securitization Trust
3.992% due 10/25/2032 ~		363	370
4.125% due 05/25/2032 ~		319	319
4.587% due 10/25/2032 ~		124	126
4.625% due 10/25/2032 ~		25	26
6.500% due 08/25/2032 ~		57	58
MBS Bancaja Fondo de Titulizacion de Activos
0.000% due 02/25/2038 •	EUR	2,218	2,477
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.184% due 11/15/2031 •		$265	265
3.224% due 09/15/2030 •		489	486
Merrill Lynch Alternative Note Asset Trust
2.660% due 02/25/2037 •		1,955	1,952
2.686% due 03/25/2037 •		5,827	2,486
2.786% due 03/25/2037 •		279	120
4.094% due 06/25/2037 ^~		44,771	34,710
Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •		202	198
2.753% due 08/25/2036 •		19,633	19,488
2.946% due 04/25/2029 •		1,131	1,117
2.946% due 03/25/2030 •		137	133

18	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.146% due 06/25/2028 •	$12	$12
3.146% due 11/25/2029 •	1,507	1,478
3.166% due 04/25/2028 •	16	15
3.177% due 03/25/2030 •	301	293
3.218% due 05/25/2034 ~	108	104
3.347% due 07/25/2030 •	1,877	1,850
3.357% due 10/25/2028 •	77	77
3.377% due 11/25/2029 •	90	90
3.508% due 01/25/2030 •	28	28
3.588% due 01/25/2029 •	463	451
3.908% due 01/25/2029 ~	49	50
4.092% due 01/25/2029 ~	4,842	4,729
4.137% due 05/25/2029 ~	94	95
4.318% due 04/25/2035 ~	83	82
4.361% due 02/25/2033 ~	49	49
4.363% due 05/25/2036 ~	692	703
4.373% due 12/25/2034 ~	480	479
4.373% due 03/25/2036 ^~	3,286	2,397
4.402% due 09/25/2035 ^~	74	67
4.447% due 02/25/2035 ~	1,938	2,005
4.485% due 07/25/2035 ^~	1,098	1,075
4.493% due 02/25/2036 ~	5	5
4.513% due 07/25/2035 ^~	617	500
4.522% due 06/25/2037 ~	273	276
4.523% due 09/25/2033 ~	10	9
4.538% due 02/25/2034 ~	121	122
4.543% due 09/25/2029 ~	156	156
4.565% due 12/25/2034 ~	29	29
4.588% due 05/25/2036 ^~	648	647
4.629% due 12/25/2035 ^~	88	79
4.631% due 05/25/2036 ~	116	118
Merrill Lynch Mortgage Trust
0.000% due 02/12/2051 ~	9,263	0
0.892% due 08/12/2039 ~(a)	249	0
Merrill Lynch Mortgage-Backed Securities Trust
4.146% due 06/25/2037 ^~	15	13
4.950% due 08/25/2036 ^•	11,337	11,108
Morgan Stanley Bank of America Merrill Lynch Trust
1.033% due 02/15/2047 ~(a)	67,054	2,365
1.620% due 11/15/2045 ~(a)	70,167	3,233
3.040% due 04/15/2048	7,200	7,259
Morgan Stanley Capital Trust
0.305% due 11/12/2049 ~(a)	3,693	12
3.340% due 03/15/2049	11,000	11,168
Morgan Stanley Mortgage Loan Trust
2.484% due 06/25/2037 ~	16,497	10,048
2.766% due 01/25/2036 •	2,008	1,542
2.979% due 10/25/2034 ~	106	104
3.500% due 11/25/2037 ^~	3,810	3,473
3.674% due 07/25/2035 ~	362	320
3.718% due 10/25/2037 ^~	1,768	1,490
3.957% due 05/25/2036 ^~	12,106	9,541
4.053% due 09/25/2035 ^~	89	77
4.202% due 08/25/2034 ~	1,050	1,031
4.216% due 11/25/2035 ~	100	77
4.282% due 07/25/2034 ~	177	174
4.336% due 07/25/2034 ~	297	300
4.394% due 08/25/2034 ~	23	24
4.398% due 07/25/2035 ^~	153	145
4.487% due 06/25/2036 ~	863	881
4.534% due 10/25/2034 ~	109	111
4.982% due 12/25/2035 ~	352	288
5.500% due 11/25/2035 ^	90	90
5.750% due 09/25/2022 ^	9	7
6.000% due 08/25/2037 ^	471	366
6.361% due 09/25/2034 ~	1,081	1,199
6.513% due 08/25/2036 ^Ø	7,561	3,321
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~	13,833	11,693
6.250% due 08/26/2047 ~	17,269	14,244
Morgan Stanley Resecuritization Trust
2.818% due 06/26/2047 •	38,739	32,797
3.102% due 04/26/2047 •	36,149	18,526
3.292% due 06/26/2047 •	668	550
4.438% due 04/26/2047 ~	7,427	4,981
Mortgage Equity Conversion Asset Trust
2.980% due 05/25/2042 «•	110,940	103,307

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MortgageIT Securities Corp. Mortgage Loan Trust
2.716% due 06/25/2047 •		$23,710	$22,149
MortgageIT Trust
2.736% due 11/25/2035 •		8,575	7,797
Motel 6 Trust
3.404% due 08/15/2034 •		37,454	37,342
3.674% due 08/15/2034 •		14,586	14,557
MSJP HAUL
0.400% due 09/05/2047 ~(a)		31,700	1,381
0.887% due 09/05/2047 ~(a)		53,100	3,809
NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^		706	690
Natixis Commercial Mortgage Securities Trust
3.163% due 10/15/2029 ~(a)		78,613	1,365
3.234% due 02/15/2032 •		78,613	78,519
3.434% due 02/15/2032 •		20,900	20,881
3.634% due 02/15/2032 •		15,542	15,524
3.821% due 02/15/2039 «		29,500	30,502
3.984% due 02/15/2032 •		15,903	15,877
4.384% due 02/15/2032 •		25,679	25,633
4.784% due 02/15/2032 •		19,523	19,490
5.234% due 02/15/2032 •		23,342	23,311
New Rochelle Public Library
4.790% due 03/29/2049		538,534	528,797
Newgate Funding PLC
0.291% due 12/15/2050 •	EUR	622	676
0.941% due 12/15/2050 •		3,378	3,625
1.084% due 12/01/2050 •	GBP	2,411	2,965
1.191% due 12/15/2050 •	EUR	5,651	6,009
1.845% due 12/15/2050 •	GBP	17,929	22,511
2.095% due 12/15/2050 •		5,067	6,331
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.766% due 04/25/2037 •		$169	140
4.115% due 10/25/2035 ~		608	603
4.412% due 02/25/2036 ^~		716	599
4.651% due 08/25/2034 ~		3,616	3,425
4.741% due 02/25/2036 ~		1,536	1,358
5.159% due 03/25/2035 Ø		7	8
5.500% due 05/25/2033		3	3
6.000% due 05/25/2033		7	7
6.215% due 08/25/2036 ^~		7,417	2,585
6.431% due 08/25/2036 ^~		3,164	1,102
7.000% due 04/25/2033		6	6
Nomura Asset Acceptance Corp. Reperforming Loan Trust
6.500% due 02/25/2035 ^		2,412	2,421
Nomura Resecuritization Trust
0.000% due 08/27/2047 (h)		210,886	175,252
3.386% due 07/25/2036 •		4,479	4,462
4.002% due 10/26/2036 •		4,885	4,392
4.425% due 08/26/2034 ~		157	158
4.720% due 10/25/2036 ~		7,565	5,079
6.000% due 07/26/2037		15,426	8,872
NovaStar Mortgage Funding Trust
2.866% due 09/25/2046 •		11,948	11,040
2.896% due 09/25/2046 •		82,851	40,091
Paragon Mortgages PLC
1.053% due 01/15/2039 •	GBP	54,610	67,129
Prime Mortgage Trust
7.000% due 07/25/2034		$327	324
Proteus RMBS DAC
0.000% due 10/29/2054 «	EUR	1,219	18,867
0.000% due 10/29/2054		85,302	47,202
0.143% due 10/29/2054		704,904	790,253
0.593% due 10/29/2054		52,929	59,259
0.793% due 10/29/2054		38,495	43,099
1.443% due 10/29/2054		28,871	32,264
2.693% due 10/29/2054		24,059	26,691
Provident Funding Mortgage Loan Trust
3.066% due 05/25/2035 •		$1,190	1,186
4.155% due 05/25/2035 ~		152	153
4.179% due 10/25/2035 ~		88	87
4.813% due 04/25/2034 ~		53	53
RBSSP Resecuritization Trust
2.690% due 12/26/2036 •		3,846	3,807
2.740% due 02/26/2037 •		2,773	2,744
2.740% due 03/26/2037 •		64,457	52,521

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.751% due 05/28/2047 ~		$27,730	$23,656
3.130% due 08/26/2045 •		114	102
3.710% due 12/26/2036 ~		24,075	23,333
3.905% due 10/26/2036 ~		15,392	14,631
4.138% due 12/26/2036 ^~		7,950	6,639
4.230% due 08/28/2047 ~		181,244	154,233
4.240% due 12/26/2037 •		24,549	18,829
4.433% due 07/26/2045 ~		18,225	18,727
4.434% due 03/26/2036 ~		11,749	9,197
4.687% due 12/25/2035 ~		1,312	1,323
Real Estate Asset Liquidity Trust
3.641% due 06/14/2061 «	CAD	63,213	47,410
Regal Trust
2.560% due 09/29/2031 •		$51	48
Residential Accredit Loans, Inc. Trust
2.636% due 02/25/2047 •		16,907	9,711
2.656% due 01/25/2037 •		5,514	5,087
2.666% due 05/25/2036 •		15,249	14,317
2.666% due 07/25/2036 •		32,622	20,701
2.666% due 09/25/2036 •		15,875	14,856
2.666% due 11/25/2036 •		3,727	2,893
2.666% due 06/25/2046 •		33,421	13,716
2.676% due 09/25/2036 ^•		7,237	6,780
2.686% due 05/25/2047 •		4,653	4,459
2.691% due 09/25/2046 •		5,536	5,237
2.701% due 05/25/2046 •		19,095	18,055
2.736% due 02/25/2036 ^•		13,776	10,693
2.756% due 05/25/2046 ^•		1,392	1,211
2.786% due 08/25/2035 •		5,380	4,818
2.786% due 04/25/2037 •		5,735	4,471
2.816% due 03/25/2037 •		212	63
2.846% due 01/25/2037 ^•		1,161	871
2.886% due 06/25/2036 •		321	246
3.006% due 12/25/2045 •		21,345	17,514
3.046% due 12/25/2045 •		577	499
3.086% due 08/25/2036 •		8,577	6,673
3.186% due 11/25/2035 •		5,815	4,765
3.397% due 01/25/2046 ^•		19,508	18,144
3.673% due 11/25/2037 ~		13,539	12,197
3.757% due 09/25/2045 •		699	650
4.266% due 08/25/2035 ^~		691	445
4.514% due 07/25/2035 ~		10,618	8,876
4.601% due 07/25/2035 ~		5,233	4,143
4.832% due 12/25/2035 ^~		9,384	8,523
4.972% due 07/25/2035 ~		28	23
5.000% due 09/25/2019		10	10
5.006% due 12/26/2034 ^~		196	127
5.500% due 04/25/2035		7,498	7,366
5.500% due 08/25/2035 ^		45	43
5.500% due 06/25/2037		7,045	6,218
5.750% due 12/25/2021 ^		134	129
6.000% due 08/25/2035 ^		783	739
6.000% due 10/25/2035 ^		10,199	7,234
6.000% due 12/25/2035 ^		3,732	3,614
6.000% due 08/25/2036 ^		24,426	22,298
6.000% due 09/25/2036		4,620	4,108
6.000% due 01/25/2037		163	152
6.000% due 02/25/2037 ^		16,870	15,222
6.000% due 03/25/2037 ^		14,118	12,974
6.000% due 05/25/2037		13,041	11,869
6.000% due 05/25/2037 ^		1,865	1,698
6.000% due 06/25/2037 ^		26,776	24,351
6.500% due 08/25/2036		31,986	29,170
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031		109	117
7.500% due 12/25/2031		46	47
7.500% due 05/25/2032		39	40
7.500% due 07/25/2032		575	429
Residential Asset Securitization Trust
2.836% due 06/25/2036 •		7,100	2,484
3.186% due 07/25/2036 •		7,325	6,304
4.750% due 02/25/2049		3	3
5.500% due 07/25/2035		1,329	1,129
5.500% due 09/25/2035 ^		27,757	22,836
6.000% due 11/25/2036 ^		7,229	4,505
6.000% due 01/25/2037 ^		4,085	2,537

See Accompanying Notes	19

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 03/25/2037 ^		$8,234	$4,917
6.000% due 04/25/2037		827	722
6.000% due 08/25/2037		816	654
6.250% due 11/25/2036 ^		13,290	8,602
6.500% due 09/25/2036		4,169	2,773
6.500% due 04/25/2037 ^		20,994	10,400
Residential Funding Mortgage Securities, Inc. Trust
4.002% due 09/25/2035 ~		752	687
4.161% due 08/25/2035 ^~		3,465	2,647
5.088% due 10/25/2037 ^~		9,899	8,139
5.095% due 09/25/2036 ^~		132	127
5.250% due 01/25/2036 ^		102	96
5.374% due 07/27/2037 ^~		191	167
5.422% due 04/25/2037 ~		1,732	1,620
5.500% due 03/25/2037 ^		4,252	3,732
5.601% due 10/25/2037 ^~		8,687	7,322
6.000% due 04/25/2037 ^		3,799	3,536
6.000% due 04/25/2037 ^•		199	186
6.000% due 10/25/2037 ^		764	637
6.500% due 03/25/2032		39	40
Residential Mortgage Securities PLC
3.117% due 02/14/2041 •	GBP	1,442	1,893
Resloc UK PLC
0.000% due 12/15/2043 •	EUR	6,824	7,250
Ripon Mortgages PLC
1.659% due 08/20/2056 •	GBP	465,899	604,726
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,761	1,863
0.995% due 06/12/2044 •	GBP	15,886	19,498
1.015% due 06/12/2044 •		8,209	10,145
2.747% due 06/12/2044 •		$2,959	2,786
Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	92,331	43,105
0.291% due 09/28/2055 •		974,168	1,089,014
0.441% due 09/28/2055 •		72,544	80,564
0.691% due 09/28/2055 •		49,462	54,661
1.000% due 09/28/2055 ~		18,400	4,037
1.191% due 09/28/2055 •		29,677	32,562
1.941% due 09/28/2055 •		49,461	53,722
Sequoia Mortgage Trust
2.838% due 07/20/2033 •		$78	75
3.108% due 08/20/2034 •		698	689
3.148% due 06/20/2033 •		356	358
3.238% due 05/20/2034 •		1,771	1,747
3.248% due 10/20/2027 •		4	3
3.248% due 04/20/2033 •		84	83
3.288% due 10/20/2027 •		52	51
3.354% due 11/20/2034 •		199	198
3.457% due 08/20/2047 ~		8,502	7,392
3.555% due 04/20/2033 •		545	542
3.805% due 09/20/2046 ^~		562	460
3.999% due 07/20/2037 ^~		8,515	7,463
4.037% due 07/20/2037 ~		1,298	1,135
4.111% due 02/20/2047 ~		334	312
4.114% due 09/20/2046 ^~		3,899	3,396
Slate PLC
0.000% due 01/24/2051 (h)	GBP	100	47,938
SMC
1.000% due 10/27/2060 «		$486,523	467,066
Structured Adjustable Rate Mortgage Loan Trust
0.490% (LIBOR01M) due 09/25/2034 ~		289	271
3.636% due 12/25/2037 ^•		8,002	7,032

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.861% due 05/25/2036 ^~	$5,435	$4,581
3.876% due 11/25/2035 ^~	120	113
3.893% due 09/25/2036 ^~	15,648	12,147
3.951% due 11/25/2035 ^~	922	871
3.951% due 07/25/2037 ^~	45	39
3.962% due 05/25/2036 ^~	7,694	6,611
4.014% due 12/25/2035 ~	290	278
4.087% due 05/25/2035 ~	33	29
4.092% due 09/25/2036 ^~	16,746	16,515
4.153% due 04/25/2035 ~	77	76
4.164% due 07/25/2035 ^~	3,688	3,433
4.185% due 10/25/2037 ^•	5,407	4,913
4.201% due 02/25/2036 ^~	3,950	3,751
4.210% due 11/25/2035 ~	388	344
4.233% due 01/25/2037 ^~	5,958	5,324
4.235% due 12/25/2034 ~	48	46
4.262% due 10/25/2035 ^~	3,878	3,634
4.263% due 01/25/2036 ^~	4,911	3,686
4.291% due 08/25/2035 ~	1,499	1,500
4.305% due 09/25/2036 ^~	3,996	3,582
4.332% due 03/25/2035 ~	8,445	7,991
4.375% due 05/25/2035 ~	6,467	5,965
4.392% due 12/25/2034 ~	1,051	1,043
4.415% due 02/25/2036 ^~	7,166	5,796
4.421% due 10/25/2034 ~	128	130
4.498% due 03/25/2036 ^~	1,357	1,236
4.501% due 04/25/2034 ~	8	8
4.567% due 09/25/2035 ~	3,889	3,763
4.578% due 08/25/2034 ~	18	18
4.578% due 05/25/2036 ^~	185	177
4.683% due 03/25/2035 ~	899	906
4.790% due 09/25/2034 ~	109	112
Structured Asset Mortgage Investments Trust
2.606% due 08/25/2036 •	12,488	11,502
2.666% due 01/25/2037 •	3,850	3,684
2.666% due 07/25/2046 •	12,974	12,086
2.676% due 06/25/2036 •	8,200	8,161
2.676% due 07/25/2046 ^•	10,150	8,200
2.686% due 05/25/2036 •	14,168	13,220
2.686% due 10/25/2036 •	6,287	5,740
2.696% due 04/25/2036 •	29,994	28,190
2.696% due 05/25/2036 •	301	279
2.696% due 08/25/2036 ^•	14,168	13,174
2.696% due 05/25/2046 •	191	164
2.696% due 09/25/2047 ^•	22,993	22,938
2.706% due 09/25/2047 •	20,220	19,246
2.716% due 02/25/2036 •	10,887	9,738
2.716% due 02/25/2036 ^•	53,502	51,721
2.716% due 07/25/2036 ^•	27	15
2.732% due 07/19/2035 •	2,127	2,088
2.766% due 02/25/2036 ^•	19,287	18,289
2.786% due 08/25/2036 ^•	6,149	5,140
2.946% due 05/25/2045 •	1,342	1,317
3.036% due 09/25/2047 ^•	29,163	25,064
3.162% due 05/19/2035 •	1,295	1,278
3.336% due 05/25/2047 •	4,143	3,498
3.412% due 05/25/2047 ^~	42,126	38,228
3.738% due 05/25/2045 ^~	135	109
4.576% due 02/19/2035 ~	4	4
Structured Asset Securities Corp.
2.836% due 03/25/2035 •	4,084	3,806
2.836% due 04/25/2035 •	372	349
4.401% due 12/25/2033 ~	662	668
Structured Asset Securities Corp. Mortgage Loan Trust
3.086% due 10/25/2027 •	256	255
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.356% due 01/25/2034 ~	172	173
4.396% due 11/25/2033 ~	86	86
4.533% due 03/25/2033 ~	145	145
4.621% due 09/25/2033 ~	251	253
4.695% due 07/25/2033 ~	345	348
4.770% due 11/25/2033 ~	303	304
5.486% due 07/25/2032 •	5,353	5,334
Structured Asset Securities Corp. Trust
5.750% due 02/25/2035	2,810	2,844
5.750% due 08/25/2035	4,545	4,492
SunTrust Adjustable Rate Mortgage Loan Trust
4.706% due 04/25/2037 ^~	2,025	1,640
4.722% due 02/25/2037 ^~	6,860	6,481

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
TDA Mixto Fondo de Titulizacion de Activos
0.000% due 12/27/2030 •	EUR	82	$92
0.000% due 06/22/2045 •		418	465
3.191% due 03/22/2036 •		1,200	1,377
Terwin Mortgage Trust
2.766% due 10/25/2037 •		$35,313	12,145
THEAT EXTENSION FEE
1.000% due 12/15/2024 «	GBP	1,242	0
Theatre Hospitals PLC
3.928% due 10/15/2031 •		62,147	75,529
Thornburg Mortgage Securities Trust
3.026% due 03/25/2044 •		$118	112
3.972% due 12/25/2044 ~		46	46
4.014% due 10/25/2043 ~		255	252
4.044% due 06/25/2047 •		6,817	6,308
Towd Point Mortgage Funding PLC
2.059% due 02/20/2054 •	GBP	3,962	5,171
Trinity Square PLC
2.078% due 07/15/2051 •		17,952	23,473
UBS Commercial Mortgage Trust
2.065% due 05/10/2045 ~(a)		$153,001	7,684
UBS-Barclays Commercial Mortgage Trust
1.128% due 04/10/2046 ~(a)		76,468	2,857
Uropa Securities PLC
0.000% due 10/10/2040 •	EUR	10,586	11,215
1.118% due 10/10/2040 •	GBP	31,557	38,726
Wachovia Mortgage Loan Trust LLC
4.533% due 10/20/2035 ^~		$943	930
4.565% due 08/20/2035 ^~		1,340	1,219
4.585% due 05/20/2036 ~		146	147
4.603% due 03/20/2037 ^~		79	72
4.671% due 10/20/2035 ~		1,113	1,042
4.696% due 10/20/2035 ~		174	179
WaMu Mortgage Pass-Through Certificates Trust
2.625% due 07/25/2046 •		10,771	10,585
2.746% due 11/25/2045 •		752	747
2.756% due 12/25/2045 •		3,240	3,240
2.776% due 12/25/2045 •		6,050	6,013
2.816% due 01/25/2045 •		7,472	7,478
2.836% due 01/25/2045 •		127	127
2.926% due 07/25/2044 •		8,875	8,872
2.946% due 04/25/2045 •		8,295	8,354
3.066% due 07/25/2045 •		2,319	2,309
3.097% due 02/25/2047 ^•		28,694	27,230
3.127% due 01/25/2047 •		1,701	1,718
3.137% due 01/25/2047 ^•		7,331	6,978
3.147% due 06/25/2047 •		6,606	6,250
3.152% due 12/25/2046 ^•		15,866	14,488
3.157% due 04/25/2047 •		4,796	4,734
3.166% due 01/25/2045 •		4,725	4,692
3.226% due 11/25/2034 •		2,520	2,505
3.237% due 11/25/2046 •		15,178	14,004
3.266% due 10/25/2044 •		1,896	1,910
3.266% due 10/25/2045 •		1,973	2,069
3.272% due 05/25/2046 •		9,532	9,596
3.277% due 10/25/2046 ^•		53,144	50,258
3.286% due 10/25/2044 •		2,459	2,458
3.325% due 10/25/2036 ^~		1,549	1,424
3.332% due 01/25/2037 ^~		4,737	4,421
3.333% due 01/25/2037 ^~		6,619	6,051
3.357% due 09/25/2046 •		9,302	8,482
3.366% due 11/25/2034 •		50	50
3.377% due 05/25/2037 ^~		12,538	10,427
3.377% due 06/25/2046 •		1,142	1,116
3.377% due 07/25/2046 •		14,937	13,191
3.387% due 06/25/2046 •		2,848	2,768
3.450% due 10/25/2036 ^~		372	347
3.454% due 01/25/2037 ^~		11,239	10,344
3.550% due 06/25/2037 ^~		7,019	6,523
3.591% due 06/25/2037 ^~		2,753	2,591
3.597% due 11/25/2042 •		241	233
3.644% due 11/25/2036 ^~		3,766	3,577
3.646% due 08/25/2035 ~		6	6
3.680% due 05/25/2037 ^~		1,718	1,651
3.681% due 04/25/2037 ^~		21,821	21,018
3.695% due 11/25/2036 ^~		1,219	1,182
3.704% due 08/25/2036 ^~		19,347	18,140
3.710% due 12/25/2036 ^~		5,488	5,401
3.769% due 03/25/2037 ^~		31,787	29,445
3.772% due 02/25/2037 ^~		26,885	26,424
3.785% due 07/25/2037 ^~		16,910	15,544
3.797% due 08/25/2042 •		124	121
3.807% due 09/25/2036 ^~		9,346	8,661
3.849% due 12/25/2036 ^~		82	76
3.874% due 02/25/2037 ^~		3,742	3,589
3.899% due 08/25/2046 ^~		100	96

20	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.912% due 02/25/2037 ^~		$16,491	$16,047
3.925% due 01/25/2036 ^~		482	468
3.943% due 07/25/2037 ^~		3,114	2,890
3.962% due 03/25/2037 ^~		17,300	16,689
3.992% due 02/25/2037 ^~		16,243	15,902
4.016% due 10/25/2035 ~		3,934	3,895
4.080% due 01/25/2036 ~		4,271	4,006
4.117% due 09/25/2035 ~		485	487
4.175% due 08/25/2034 ~		931	949
4.193% due 12/25/2035 ~		14,488	14,374
4.259% due 03/25/2036 ~		4,179	4,088
4.272% due 01/25/2036 ~		1,377	1,374
4.377% due 01/25/2035 ~		2,217	2,274
4.467% due 03/25/2035 ~		1,674	1,657
4.485% due 02/25/2033 ~		427	432
WaMu Mortgage-Backed Pass-Through Certificates
3.559% due 12/19/2039 ~		117	118
Warwick Finance Residential Mortgages PLC
0.000% due 09/21/2049 ~	GBP	200	180,169
0.000% due 12/21/2049 (h)		7	34,310
1.639% due 12/21/2049 •		441,819	571,445
2.337% due 09/21/2049 •		84,699	111,258
2.339% due 12/21/2049 •		46,014	59,297
2.839% due 12/21/2049 •		23,010	29,971
3.337% due 09/21/2049 •		50,900	66,010
3.339% due 12/21/2049 •		13,146	17,183
3.839% due 12/21/2049 •		13,146	16,830
Washington Mutual Mortgage Pass-Through Certificates Trust
2.676% due 07/25/2046 •		$405	354
2.716% due 12/25/2036 •		6,851	6,102
2.746% due 12/25/2035 •		537	512
2.886% due 07/25/2035 •		1,609	1,434
3.086% due 03/25/2036 ^•		1,850	1,671
3.097% due 01/25/2047 •		28,103	23,230
3.097% due 04/25/2047 •		6,687	5,559
3.117% due 12/25/2046 •		8,293	7,237
3.167% due 04/25/2047 •		9,418	7,086
3.247% due 10/25/2046 ^•		18,763	16,418
3.317% due 09/25/2046 ^•		25,576	21,863
3.337% due 04/25/2046 •		40,116	36,652
3.367% due 05/25/2046 ^•		4,587	3,904
3.725% due 06/25/2033 ~		134	137
3.936% due 09/25/2035 ^•		1,403	1,227
4.331% due 09/25/2036 ^Ø		35,575	16,140
4.484% due 10/25/2036 ^Ø		74	43
4.746% due 10/25/2036 ^Ø		7,169	3,454
5.500% due 06/25/2035		2,781	2,677
5.500% due 08/25/2035		78	75
5.500% due 11/25/2035 ^		646	566
5.750% due 11/25/2035 ^		936	895
5.750% due 01/25/2036 ^		6,434	5,887
6.000% due 11/25/2035 ^		3,407	3,461
6.000% due 04/25/2036 ^		3,982	3,632
6.000% due 07/25/2036 Ø		1,757	758
6.000% due 04/25/2037		13,633	13,324
6.221% due 07/25/2036 ^Ø		26,882	11,587
6.449% due 07/25/2036 ^Ø		2,439	1,051
6.500% due 11/25/2035 ^		1,064	818
6.500% due 03/25/2036		17,822	14,812
6.500% due 05/25/2036 ^Ø		5,786	5,046
6.500% due 08/25/2036 ^		32,917	25,154
7.500% due 04/25/2033		16	17
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037		1,032	1,011
Wells Fargo Commercial Mortgage Trust
1.242% due 11/15/2043 ~(a)		82,131	1,079
1.691% due 10/15/2049 ~(a)		312,946	29,278

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.215% (LIBOR01M + 0.731%) due 12/15/2036 ~	$26,400	$26,196
3.324% due 01/15/2059	15,000	15,290
3.487% due 11/15/2048	5,000	5,116
Wells Fargo Mortgage Loan Trust
2.670% due 09/27/2047 •	39,183	36,189
4.147% due 12/27/2046 ~	20,498	15,165
Wells Fargo Mortgage-Backed Securities Trust
2.786% due 04/25/2037 ^•	384	349
4.420% due 05/25/2036 ^~	2,888	2,971
4.436% due 06/26/2035 ~	809	822
4.437% due 06/25/2034 ~	186	191
4.482% due 06/25/2035 ~	149	155
4.530% due 08/25/2036 ^~	892	868
4.532% due 10/25/2035 ~	358	363
4.542% due 07/25/2036 ^~	734	737
4.558% due 12/25/2034 ~	37	38
4.634% due 07/25/2034 ~	147	153
4.637% due 09/25/2034 ~	72	75
4.645% due 10/25/2034 ~	7	7
4.675% due 08/25/2033 ~	37	38
4.675% due 04/25/2036 ^~	172	172
4.683% due 05/25/2035 ~	248	251
4.704% due 07/25/2036 ^~	25,110	25,286
4.735% due 09/25/2034 ~	40	41
4.744% due 10/25/2034 ~	65	65
4.750% due 10/25/2036 ^~	1,062	1,062
4.793% due 11/25/2037 ^~	74	72
4.803% due 03/25/2036 ~	60	60
4.836% due 07/25/2034 ~	80	82
4.903% due 06/25/2035 ~	109	113
4.915% due 11/25/2034 ~	213	220
4.954% due 03/25/2036 ~	848	868
4.961% due 03/25/2036 ^~	538	525
4.974% due 03/25/2035 ~	80	81
5.004% due 04/25/2036 ^~	439	439
5.083% due 02/25/2035 ~	267	275
5.086% due 04/25/2035 ~	384	390
5.089% due 03/25/2035 ~	16,417	16,745
5.116% due 03/25/2035 ~	12	12
5.149% due 04/25/2037 ^~	332	329
5.170% due 04/25/2036 ~	2,357	2,324
5.222% due 03/25/2036 ^~	2,901	2,927
5.500% due 08/25/2035	25	26
5.500% due 11/25/2035	11,876	11,992
5.500% due 03/25/2036	361	352
5.500% due 04/25/2036	102	100
5.500% due 09/25/2037	229	230
5.750% due 03/25/2037 ^	1,081	1,045
6.000% due 06/25/2036 ^	698	687
6.000% due 07/25/2036 ^	91	92
6.000% due 08/25/2036 ^	765	754
6.000% due 09/25/2036 ^	59	58
6.000% due 11/25/2036 ^	232	231
6.000% due 04/25/2037 ^	140	141
6.000% due 06/25/2037 ^	1,548	1,563
6.000% due 07/25/2037 ^	2,235	2,219
6.000% due 08/25/2037	4	4
6.000% due 08/25/2037 ^	152	152
6.000% due 11/25/2037 ^	104	104
12.552% due 03/25/2036 •	97	112
Wells Fargo-RBS Commercial Mortgage Trust
0.437% due 03/15/2047 ~(a)	83,202	1,834
1.240% due 03/15/2047 ~(a)	88,721	4,069
2.076% due 04/15/2045 ~(a)	68,735	3,115
3.274% due 12/15/2045 •	38,522	38,745

Total Non-Agency Mortgage-Backed Securities (Cost $34,857,264)		35,739,192

ASSET-BACKED SECURITIES 21.7%
Aames Mortgage Investment Trust
3.686% due 06/25/2035 •	10,368	10,125
4.211% due 01/25/2035 ^•	87	87
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030	14,772	16,258
Academic Loan Funding Trust
3.286% due 12/26/2044 •	3,416	3,404

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Accredited Mortgage Loan Trust
2.706% due 02/25/2037 •	$25,211	$23,611
3.001% due 09/25/2035 •	7,220	6,999
3.086% due 04/25/2034 •	762	747
3.086% due 07/25/2034 •	6,092	6,034
3.191% due 04/25/2035 •	2,302	2,310
5.210% due 01/25/2034 Ø	2,032	2,102
ACE Securities Corp. Home Equity Loan Trust
2.546% due 10/25/2036 •	208	108
2.576% due 07/25/2036 ^•	1,709	622
2.606% due 12/25/2036 •	10,415	5,222
2.616% due 12/25/2036 •	137,701	84,705
2.626% due 07/25/2036 •	78,675	67,501
2.626% due 12/25/2036 •	21,592	13,611
2.636% due 04/25/2036 •	19,556	19,200
2.636% due 07/25/2036 ^•	10,748	3,953
2.636% due 07/25/2036 •	31,079	15,000
2.676% due 02/25/2036 •	44,520	43,940
2.726% due 07/25/2036 •	21,846	10,777
2.756% due 08/25/2036 •	14,237	12,370
3.106% due 02/25/2036 ^•	2,831	2,675
3.146% due 11/25/2035 •	3,742	3,752
3.186% due 08/25/2045 •	3,835	3,778
3.251% due 08/25/2035 •	4,504	4,494
3.286% due 02/25/2034 •	127	128
3.341% due 07/25/2035 •	1,685	1,694
3.386% due 09/25/2033 •	2,018	2,017
3.461% due 06/25/2034 •	10,690	10,744
3.461% due 07/25/2035 •	18,000	18,163
3.476% due 06/25/2035 •	3,116	3,167
3.491% due 07/25/2035 •	17,500	17,463
3.536% due 12/25/2033 •	1,580	1,575
Aegis Asset-Backed Securities Trust
2.726% due 01/25/2037 •	10,294	8,160
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.536% due 01/25/2034 •	588	560
AFC Home Equity Loan Trust
3.086% due 09/27/2027 •	96	95
3.136% due 09/22/2028 •	224	218
3.366% due 02/25/2029 •	335	316
ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 ~	5,112	4,536
2.882% due 12/23/2037 •	10,736	10,173
2.892% due 07/23/2035 •	22,193	21,860
2.922% due 09/23/2037 •	13,928	12,675
2.940% due 12/23/2036 •	25,674	24,006
2.942% due 09/23/2036 •	30,642	28,497
2.962% due 06/23/2036 •	22,870	21,269
3.002% due 07/23/2035 •	3,403	3,374
3.002% due 09/23/2037 •	2,255	1,849
3.052% due 06/23/2036 •	27,500	23,100
3.060% due 12/23/2036 •	7,500	6,338
3.072% due 12/23/2035 •	20,821	17,594
3.102% due 09/23/2036 •	12,000	10,260
3.107% due 07/15/2037 •	15,968	15,010
3.122% due 07/23/2035 •	15,152	13,788
3.187% due 07/15/2037 •	27,000	22,815
3.210% due 03/23/2035 •	5,000	4,350
3.252% due 12/23/2034 •	4,750	4,275
3.352% due 09/23/2038 •	64,235	60,702
3.451% due 07/30/2034 •	7,000	6,405
3.537% due 05/01/2034 •	5,763	5,648
3.552% due 09/23/2038 •	10,000	8,050
Allegro CLO Ltd.
3.971% due 01/30/2026 •	18,193	18,196
Ameriquest Mortgage Securities Trust
2.586% due 10/25/2036 •	9,286	3,882
2.726% due 10/25/2036 •	23,187	9,846
2.856% due 04/25/2036 •	13,000	12,468
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.916% due 01/25/2036 •	15,183	15,211
2.936% due 01/25/2036 •	5,330	5,344
3.066% due 01/25/2036 •	14,093	13,505
3.136% due 08/25/2035 •	12,048	12,162
3.206% due 03/25/2035 •	895	898
3.281% due 03/25/2035 •	9,000	9,031
3.356% due 07/25/2034 •	157	157
3.401% due 01/25/2035 •	1,189	1,187

See Accompanying Notes	21

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.461% due 05/25/2035 •		$3,800	$3,807
3.476% due 11/25/2034 •		15,501	15,662
3.506% due 10/25/2034 •		3,800	3,828
3.521% due 12/25/2033 •		375	375
3.636% due 08/25/2035 •		14,800	12,763
3.656% due 03/25/2035 •		1,500	1,377
4.171% due 07/25/2033 Ø		2,351	2,290
4.211% due 05/25/2034 •		11,176	11,162
5.861% due 11/25/2032 ^•		2,475	2,492
6.011% due 11/25/2032 ^•		14	0
7.736% due 02/25/2033 •		2,367	2,126
Arbour CLO DAC
0.850% due 07/15/2027 •	EUR	83,458	93,658
Argent Securities Trust
2.576% due 07/25/2036 •		$5,973	2,183
2.596% due 09/25/2036 •		8,111	3,264
2.636% due 07/25/2036 •		135,122	93,482
2.661% due 04/25/2036 •		26,138	16,687
2.666% due 04/25/2036 •		7,863	3,270
2.676% due 03/25/2036 •		32	29
2.726% due 06/25/2036 •		6,569	2,348
2.726% due 07/25/2036 •		6,356	2,393
2.726% due 09/25/2036 •		5,067	2,069
2.756% due 05/25/2036 •		18,730	7,059
2.766% due 04/25/2036 •		7,818	3,327
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.976% due 10/25/2035 •		8,000	7,990
3.386% due 10/25/2034 •		3,666	3,650
3.521% due 01/25/2034 •		2,406	2,403
Asset-Backed Funding Certificates Trust
2.596% due 01/25/2037 •		15,010	9,745
2.616% due 01/25/2037 •		64,601	46,080
2.626% due 10/25/2036 •		49,980	44,779
2.626% due 11/25/2036 •		8,586	5,754
2.636% due 09/25/2036 •		16,770	16,433
2.646% due 11/25/2036 •		18,190	10,467
2.646% due 01/25/2037 •		84,251	55,087
2.706% due 01/25/2037 •		50,338	33,191
2.736% due 11/25/2036 •		3,671	2,134
2.766% due 09/25/2036 ^•		26,481	14,181
3.146% due 03/25/2035 •		5,213	5,209
3.161% due 06/25/2035 •		6,129	6,145
3.461% due 06/25/2035 •		11,548	9,490
3.486% due 06/25/2037 •		3,860	3,300
3.611% due 12/25/2032 •		1,106	1,125
Asset-Backed Securities Corp. Home Equity Loan Trust
2.626% due 07/25/2036 •		2,332	2,288
2.636% due 12/25/2036 •		6,796	6,645
2.646% due 05/25/2036 •		2,271	2,259
2.736% due 03/25/2036 •		10,132	8,802
2.906% due 01/25/2036 •		9,783	6,069
3.386% due 06/25/2035 •		15,798	15,757
3.431% due 04/25/2035 •		1,288	1,293
3.431% due 05/25/2035 •		9,105	9,168
3.459% due 12/15/2033 •		4,757	4,771
4.134% due 03/15/2032 •		307	312
Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	49,200	55,000
BankAmerica Manufactured Housing Contract Trust
7.930% due 12/10/2025 ~		$5,000	3,127
Barings Euro CLO BV
0.680% due 07/27/2030 •	EUR	45,400	50,651
1.050% due 07/27/2030		4,400	4,956
Bayview Financial Acquisition Trust
2.846% due 05/28/2037 •		$7,135	6,727
Bayview Financial Asset Trust
2.936% due 03/25/2037 •		7,298	7,097
3.286% due 03/25/2037 •		3,792	3,680
3.386% due 03/25/2037 •		3,967	3,865
3.636% due 03/25/2037 •		2,156	2,117
3.986% due 03/25/2037 «•		1,996	1,936
Bayview Financial Mortgage Pass-Through Trust
3.366% due 04/28/2036 •		4,574	4,263
Bayview Financial Revolving Asset Trust
3.426% due 12/28/2040 •		3,758	3,673

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 Ø	$16,180	$16,200
4.090% due 02/28/2034 Ø	6,595	6,670
4.213% due 10/29/2033 Ø	3,400	3,424
Bear Stearns Asset-Backed Securities Trust
2.333% due 09/25/2034 •	109	106
2.596% due 04/25/2031 •	4,060	5,813
2.626% due 10/25/2036 •	3,696	3,682
2.626% due 04/25/2037 •	10,374	11,221
2.636% due 06/25/2036 •	12,758	12,650
2.636% due 11/25/2036 •	2,556	2,501
2.656% due 10/25/2036 •	5,911	5,791
2.656% due 12/25/2036 ^•	9,202	9,623
2.666% due 06/25/2047 •	4,130	4,138
2.676% due 05/25/2037 •	1,204	1,201
2.706% due 06/25/2047 •	15,755	15,713
2.716% due 04/25/2036 •	14,750	18,361
2.726% due 06/25/2047 •	13,400	13,223
2.766% due 04/25/2036 •	984	986
2.786% due 06/25/2036 •	8,700	8,141
2.786% due 02/25/2037 •	19,834	14,353
2.806% due 01/25/2047 •	386	386
2.826% due 05/25/2036 ^•	3,688	4,558
2.836% due 05/25/2037 ^•	14,775	12,411
2.866% due 04/25/2036 •	7,711	9,294
2.866% due 01/25/2037 •	7,766	7,536
2.886% due 09/25/2046 •	4,850	4,665
2.906% due 12/25/2035 •	7,324	7,350
2.916% due 12/25/2035 •	6,836	6,801
2.926% due 12/25/2035 ^•	3,400	3,359
2.936% due 12/25/2035 •	10,821	9,739
2.936% due 08/25/2036 •	8,722	8,556
2.936% due 01/25/2047 •	23,349	22,599
2.976% due 07/25/2035 •	20	20
2.976% due 06/25/2036 •	288	288
3.006% due 12/25/2035 •	22,915	22,574
3.026% due 05/25/2036 •	8,474	6,840
3.146% due 10/25/2032 •	15	15
3.161% due 11/25/2035 ^•	8,469	8,477
3.166% due 10/25/2035 •	17,851	17,599
3.186% due 11/25/2035 ^•	33,278	30,920
3.206% due 07/25/2035 •	1,898	1,911
3.286% due 10/27/2032 •	77	75
3.356% due 02/25/2036 •	5,785	5,448
3.436% due 10/25/2037 •	15,008	14,687
3.447% due 07/25/2036 •	1,094	942
3.461% due 02/25/2034 •	1,013	1,017
3.461% due 08/25/2035 •	3,024	3,029
3.486% due 10/25/2037 •	26,797	26,200
3.486% due 11/25/2042 •	1,244	1,243
3.491% due 06/25/2035 •	21,437	21,448
3.566% due 06/25/2035 •	7,500	7,266
3.586% due 10/25/2033 •	120	118
3.611% due 02/25/2035 •	2,195	2,209
3.753% due 10/25/2036 ~	121	103
3.836% due 01/25/2036 •	4,485	4,402
3.986% due 04/25/2036 •	8,942	8,010
4.236% due 09/25/2035 •	14,750	14,279
4.361% due 08/25/2034 •	787	786
5.500% due 08/25/2036	1,488	1,494
5.750% due 10/25/2033 Ø	270	282
6.000% due 06/25/2034 Ø	384	392
6.000% due 10/25/2035 Ø	8,556	7,760
6.000% due 08/25/2036	6,665	5,866
6.250% due 12/25/2036 Ø	12,507	11,378
6.500% due 08/25/2036 ^	3,570	2,306
BFNS LLC
3.994% due 01/25/2029 •	10,000	9,930
Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029 ~	1,023	1,021
6.530% due 10/15/2028 ~	1,482	1,534
6.975% due 12/15/2029 ~	8,918	2,872
7.180% due 12/15/2029 ~	22,628	7,499
7.575% due 06/15/2030 ~	16,139	5,450
7.935% due 12/15/2030 ~	9,765	10,111

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Buckingham CDO Ltd.
2.732% due 04/05/2041 •	$679,327	$104,956
2.732% due 09/05/2051 •	1,003,036	82,484
Business Jet Securities LLC
4.447% due 06/15/2033	26,886	27,240
Camber PLC
2.897% due 11/09/2053 •	183,696	9,148
Carrington Mortgage Loan Trust
2.636% due 04/25/2036 ^•	74,139	71,811
2.706% due 01/25/2037 •	17,797	14,481
2.736% due 10/25/2036 •	7,792	6,015
2.746% due 02/25/2037 •	14,000	13,062
2.906% due 02/25/2037 •	8,317	6,343
2.956% due 12/25/2035 •	11,717	11,710
CDC Mortgage Capital Trust
3.401% due 11/25/2034 •	107	106
Cent CLO Ltd.
4.082% due 10/29/2025 •	9,261	9,279
Centex Home Equity Loan Trust
2.806% due 06/25/2036 •	31,200	29,938
3.106% due 09/25/2034 •	714	712
Chase Funding Trust
2.986% due 05/25/2032 •	113	111
3.086% due 07/25/2033 •	9	9
CHEC Loan Trust
3.126% due 06/25/2034 •	204	202
CIT Group Home Equity Loan Trust
3.461% due 12/25/2031 •	177	176
CIT Mortgage Loan Trust
3.840% due 10/25/2037 •	63,233	63,956
3.940% due 10/25/2037 ^•	502	506
3.990% due 10/25/2037 •	30,000	29,899
Citigroup Mortgage Loan Trust
2.546% due 07/25/2045 •	2,029	1,546
2.566% due 01/25/2037 •	17,435	12,358
2.586% due 12/25/2036 •	4,619	3,147
2.626% due 12/25/2036 •	2,437	2,424
2.646% due 09/25/2036 •	7,142	6,014
2.646% due 12/25/2036 •	9,372	6,449
2.656% due 05/25/2037 •	53,354	43,885
2.666% due 01/25/2037 •	104,155	74,952
2.676% due 05/25/2037 •	46,335	34,631
2.696% due 12/25/2036 •	8,241	7,926
2.736% due 08/25/2036 •	9,925	9,754
2.736% due 12/25/2036 ^•	14,644	11,967
2.736% due 01/25/2037 •	33,908	24,652
2.746% due 03/25/2036 •	6,014	5,137
2.756% due 05/25/2037 •	25,635	21,644
2.936% due 03/25/2037 •	21,391	20,832
3.086% due 12/25/2035 ^•	29,842	28,814
3.191% due 01/25/2036 •	7,204	7,050
4.575% due 10/25/2037 Ø	29,777	30,102
5.985% due 05/25/2036 Ø	15,564	8,866
Citigroup Mortgage Loan Trust, Inc.
2.746% due 03/25/2037 •	35,423	32,079
2.766% due 11/25/2036 •	20,842	20,723
2.776% due 10/25/2036 •	2,086	2,085
2.786% due 10/25/2036 •	15,436	15,080
2.896% due 10/25/2035 •	11,613	11,637
3.206% due 09/25/2035 ^•	3,853	3,869
3.536% due 02/25/2035 •	906	870
5.249% due 08/25/2035 Ø	40	40
Colony American Finance Ltd.
2.554% due 11/15/2048	16,763	16,495
Conseco Finance Corp.
6.280% due 09/01/2030	17,148	18,199
6.320% due 07/01/2030	7,331	7,588
6.440% due 12/01/2030	11,145	12,012
6.540% due 04/01/2029	4,830	5,015
6.660% due 06/01/2030 ~	1,768	1,838
6.760% due 03/01/2030 ~	1,212	1,265
6.810% due 12/01/2028 ~	230	234
7.220% due 03/15/2028 ~	5,082	5,201
7.240% due 11/15/2028 ~	5,422	5,735
7.860% due 03/01/2030 ~	14,935	10,577

22	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Conseco Finance Securitizations Corp.
4.539% due 12/01/2033 •	$10,862	$11,123
6.910% due 05/01/2033 Ø	34,147	37,362
7.360% due 06/01/2030 ~	66,579	41,626
7.360% due 08/01/2032 ~	1,029	1,043
7.424% due 03/01/2033 ~	12,184	13,178
7.490% due 07/01/2031 Ø	32,314	34,949
7.770% due 09/01/2031 Ø	13,548	14,707
7.954% due 12/01/2033 ~	4,842	5,294
7.960% due 05/01/2031	23,253	13,410
7.970% due 05/01/2032	7,185	3,101
8.060% due 09/01/2029 ~	7,321	3,353
8.200% due 05/01/2031	32,374	19,175
8.260% due 12/01/2030 ~	79,569	45,102
8.310% due 05/01/2032 ~	40,877	18,370
8.850% due 12/01/2030 ~	1,832	811
Coronado CDO Ltd.
3.135% due 09/04/2038 •	343	342
Countrywide Asset-Backed Certificates
2.626% due 05/25/2035 •	46,695	44,855
2.626% due 03/25/2037 •	30,280	29,905
2.626% due 05/25/2037 •	68,873	65,690
2.626% due 06/25/2037 •	28,816	27,287
2.626% due 07/25/2037 ^•	43,508	38,723
2.626% due 07/25/2037 •	87,801	79,579
2.626% due 08/25/2037 ^•	97,397	91,719
2.626% due 08/25/2037 •	10,623	10,447
2.626% due 04/25/2047 •	31,255	30,393
2.626% due 06/25/2047 •	28,860	26,972
2.636% due 01/25/2037 •	3,300	3,298
2.636% due 05/25/2037 •	9,653	9,562
2.636% due 12/25/2046 •	4,141	4,144
2.636% due 04/25/2047 ^•	8,642	8,408
2.636% due 06/25/2047 ^•	21,049	20,884
2.646% due 12/25/2035 ^•	48,537	47,944
2.646% due 09/25/2036 •	6,224	6,233
2.646% due 03/25/2037 •	9,358	9,323
2.646% due 09/25/2046 ^•	7,617	7,571
2.656% due 05/25/2037 •	1,543	1,541
2.656% due 06/25/2037 •	11,040	11,033
2.656% due 06/25/2047 •	1,395	1,388
2.666% due 06/25/2047 •	36,875	36,308
2.666% due 11/25/2047 ^•	42,511	35,018
2.676% due 11/25/2037 •	25,563	24,438
2.676% due 06/25/2047 •	13,852	13,708
2.686% due 09/25/2037 •	54,319	45,361
2.686% due 06/25/2047 ^•	29,233	25,837
2.686% due 09/25/2047 ^•	50,883	39,735
2.706% due 05/25/2037 •	6,000	5,727
2.706% due 06/25/2037 •	10,000	9,693
2.706% due 09/25/2037 ^•	16,718	14,113
2.706% due 06/25/2047 •	25,937	24,982
2.706% due 06/25/2047 ^•	40,896	33,722
2.706% due 09/25/2047 ^•	19,137	17,286
2.716% due 05/25/2037 •	13,000	12,322
2.716% due 07/25/2037 ^•	46,686	33,587
2.716% due 10/25/2047 •	16,390	15,794
2.726% due 11/25/2036 •	11,924	11,765
2.726% due 03/25/2037 •	24,109	16,276
2.726% due 04/25/2037 •	4,890	3,768
2.726% due 06/25/2037 •	11,205	11,155
2.726% due 12/25/2046 •	32,297	31,117
2.736% due 02/25/2036 •	9,200	8,709
2.736% due 03/25/2036 ^•	10,262	9,376
2.736% due 01/25/2037 •	35,636	34,342
2.736% due 01/25/2046 ^•	35,429	33,716
2.736% due 06/25/2047 •	32,146	30,195
2.736% due 11/25/2047 ^•	19,012	11,300
2.746% due 11/25/2037 •	55,400	52,171
2.766% due 06/25/2047 •	7,927	7,643
2.776% due 11/25/2036 •	15,200	13,163
2.776% due 06/25/2037 •	15,449	14,902
2.776% due 05/25/2047 •	2,064	1,996
2.786% due 07/25/2036 •	659	659
2.786% due 02/25/2037 •	24,010	23,540
2.806% due 10/25/2036 •	2,496	2,406
2.806% due 02/25/2037 ^•	6,000	5,022
2.806% due 05/25/2047 ^•	8,357	5,753

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.816% due 07/25/2036 •	$835	$789
2.826% due 12/25/2036 ^•	12,740	6,721
2.836% due 03/25/2036 ^•	4,548	4,132
2.856% due 04/25/2036 •	17,587	17,326
2.936% due 03/25/2047 ^•	7,243	5,509
2.986% due 01/25/2036 •	8,000	8,022
2.996% due 02/25/2036 •	18,000	17,925
3.006% due 01/25/2036 •	13,420	13,471
3.146% due 12/25/2035 •	13,300	13,421
3.186% due 12/25/2033 •	1,396	1,379
3.236% due 05/25/2034 •	998	999
3.246% due 01/25/2036 •	2,675	2,552
3.286% due 10/25/2035 •	15,416	15,436
3.326% due 10/25/2047 •	29,823	29,553
3.346% due 05/25/2033 •	149	148
3.386% due 05/25/2036 •	1,075	1,055
3.461% due 11/25/2034 •	4,246	4,259
3.536% due 07/25/2033 •	1,186	1,187
3.536% due 11/25/2034 •	7,559	7,578
3.551% due 08/25/2035 •	14,484	14,627
3.736% due 12/25/2034 •	2,725	2,751
3.896% due 04/25/2036 ~	6	6
4.061% due 08/25/2034 •	9,843	7,947
4.316% due 12/25/2035 •	6,500	2,967
4.470% due 02/25/2036 ~	206	206
4.672% due 10/25/2046 ^~	4,277	4,177
4.756% due 07/25/2036 ~	129	130
5.834% due 07/25/2034 ~	91	92
Countrywide Asset-Backed Certificates Trust
2.616% due 04/25/2046 •	39,279	36,977
2.626% due 02/25/2037 •	49,645	46,619
2.626% due 03/25/2037 •	54,261	52,062
2.636% due 02/25/2037 •	2,968	2,968
2.636% due 03/25/2047 ^•	19,176	18,815
2.646% due 03/25/2037 •	6,259	6,210
2.646% due 09/25/2046 •	7,381	7,276
2.726% due 02/25/2037 •	20,200	19,783
2.736% due 04/25/2046 ^•	4,314	4,204
2.746% due 09/25/2046 •	7,880	7,447
2.946% due 05/25/2036 •	15,000	14,771
2.956% due 04/25/2036 •	31,420	31,409
2.976% due 04/25/2036 •	43,050	42,522
3.146% due 08/25/2035 •	17,997	17,788
3.206% due 05/25/2036 •	15,750	13,410
3.286% due 08/25/2047 •	43,241	43,006
3.341% due 08/25/2034 •	7,973	7,804
3.736% due 07/25/2035 •	7,400	7,374
3.761% due 04/25/2035 •	2,242	2,266
4.693% due 10/25/2035 ~	66	68
5.050% due 02/25/2036 ~	186	190
5.210% due 03/25/2034 ~	4,417	4,446
5.989% due 10/25/2046 ^~	33	31
Countrywide Asset-Backed Certificates Trust, Inc.
3.266% due 11/25/2034 •	514	515
3.386% due 11/25/2034 •	467	468
3.491% due 07/25/2034 •	2,615	2,621
4.661% due 07/25/2034 •	272	265
Countrywide Asset-Baked Securities Notes Trust
3.486% due 08/25/2047 •	744	737
Credit Suisse First Boston Mortgage Securities Corp.
4.836% due 08/25/2032 •	174	167
Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 «	431	432
0.000% due 02/25/2056	1,704,693	1,531,108
Credit-Based Asset Servicing & Securitization LLC
2.606% due 07/25/2037 •	7,556	5,052
2.706% due 07/25/2037 •	6,985	4,713
2.826% due 07/25/2037 •	7,395	5,036
2.906% due 12/25/2035 •	19,631	17,724
3.206% due 01/25/2035 •	7,739	7,679
3.506% due 11/25/2033 •	767	755
3.660% due 12/25/2035 Ø	10,076	9,778
3.663% due 06/25/2035 Ø	65	65
4.575% due 05/25/2035 Ø	3,578	3,590
Credit-Based Asset Servicing & Securitization Trust
2.546% due 11/25/2036 •	86	53
2.556% due 01/25/2037 ^•	603	255
2.626% due 10/25/2036 •	20,278	15,605

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.716% due 11/25/2036 •		$7,612	$4,828
2.736% due 07/25/2036 •		22,000	21,206
3.568% due 01/25/2037 ^Ø		255	114
Crown Point CLO Ltd.
3.713% due 07/17/2028		17,700	17,556
CSAB Mortgage-Backed Trust
5.737% due 05/25/2037 ~		18,008	7,686
6.089% due 12/25/2036 Ø		20,538	7,984
CWHEQ Revolving Home Equity Loan Trust
2.714% due 02/15/2036 •		2,555	2,490
DFC HEL Trust
4.361% due 12/25/2031 •		2,760	2,734
Duchess CLO BV
0.240% due 02/28/2023 •	EUR	940	1,054
Duke Funding High Grade Ltd.
2.630% due 08/02/2049 •		$797,050	59,779
2.720% due 08/02/2049 •		292,990	22,912
3.188% due 08/02/2049 •		102,000	1,173
Educational Funding Co. LLC
3.021% due 10/25/2029 •		363	362
Educational Funding Trust
3.557% due 02/01/2050 «		636,555	654,621
Ellington Loan Acquisition Trust
3.536% due 05/25/2037 •		73,081	72,449
EMC Mortgage Loan Trust
3.226% due 05/25/2040 •		68	68
3.426% due 04/25/2042 •		565	560
3.586% due 08/25/2040 •		416	406
3.586% due 11/25/2041 •		28	27
Emerson Park CLO Ltd.
3.767% due 07/15/2025 •		2,463	2,465
Encore Credit Receivables Trust
3.176% due 07/25/2035 •		7,998	7,863
Equifirst Loan Securitization Trust
2.656% due 04/25/2037 •		56,428	53,459
Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033 Ø		356	358
FAB UK Ltd.
1.521% due 12/06/2045 •	GBP	7,423	9,200
FBR Securitization Trust
3.176% due 11/25/2035 •		$9,777	9,741
Fieldstone Mortgage Investment Trust
2.610% due 11/25/2036 •		2,208	1,420
2.676% due 05/25/2036 •		39,437	30,255
Finance America Mortgage Loan Trust
3.536% due 09/25/2033 •		187	184
First Franklin Mortgage Loan Asset-Backed Certificates
3.311% due 05/25/2034 •		4,163	4,119
4.196% due 05/25/2034 •		200	191
First Franklin Mortgage Loan Trust
2.626% due 12/25/2036 •		4,143	2,423
2.636% due 05/25/2036 •		3,986	3,731
2.636% due 07/25/2036 •		3,226	3,217
2.636% due 12/25/2036 •		16,970	14,855
2.646% due 12/25/2037 •		30,661	26,457
2.676% due 02/25/2036 •		22,636	21,220
2.686% due 02/25/2036 •		349	349
2.706% due 01/25/2038 •		429	322
2.776% due 02/25/2036 •		20,000	19,638
2.796% due 09/25/2036 •		20,034	18,190
2.846% due 11/25/2035 •		37,606	36,134
2.866% due 02/25/2036 •		22,712	20,538
2.870% due 03/25/2036 •		221	221
2.936% due 11/25/2036 •		36,752	36,895
2.956% due 07/25/2035 •		1,922	1,929
3.006% due 06/25/2036 •		16,775	14,630
3.030% due 03/25/2036 •		17,894	13,948
3.086% due 07/25/2035 •		8,092	8,088
3.146% due 05/25/2036 •		896	896
3.221% due 12/25/2034 •		1,952	2,009
3.221% due 09/25/2035 •		8,477	8,525
3.266% due 09/25/2035 •		10,778	10,777
3.311% due 06/25/2034 •		10,889	10,779
3.341% due 04/25/2035 •		5,769	5,770
3.356% due 09/25/2034 •		5,306	5,320

See Accompanying Notes	23

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.386% due 01/25/2035 •		$2,960	$2,979
3.436% due 07/25/2033 •		3,197	3,115
3.461% due 05/25/2035 •		39,529	38,207
3.491% due 09/25/2035 •		12,600	10,278
3.761% due 07/25/2034 •		19,333	19,401
First NLC Trust
3.191% due 12/25/2035 •		5,254	5,286
Flatiron CLO Ltd.
3.933% due 01/17/2026 •		14,470	14,473
Fremont Home Loan Trust
2.586% due 08/25/2036 •		5,933	2,621
2.616% due 11/25/2036 •		27,429	12,486
2.621% due 10/25/2036 •		13,869	13,032
2.646% due 08/25/2036 •		39,343	17,556
2.656% due 02/25/2036 •		19,208	18,246
2.656% due 02/25/2037 •		20,843	10,665
2.666% due 04/25/2036 •		1,445	1,226
2.706% due 01/25/2037 •		29,654	16,598
2.726% due 08/25/2036 •		7,216	3,258
2.736% due 05/25/2036 •		7,885	5,236
2.756% due 04/25/2036 •		22,370	13,696
2.936% due 01/25/2036 •		43,992	34,625
3.536% due 11/25/2034 •		6,043	6,053
3.641% due 06/25/2035 •		10,069	7,898
Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	88,104	69,812
GE-WMC Mortgage Securities Trust
2.526% due 08/25/2036 •		$3	2
2.616% due 08/25/2036 •		5,913	5,762
Goal Structured Solutions Trust
3.136% due 09/25/2041 •		18,100	17,906
Greenpoint Manufactured Housing
5.982% due 11/17/2031 •		12,400	12,084
6.104% due 06/08/2031 •		13,858	13,854
8.300% due 10/15/2026 ~		2,603	2,754
Greenpoint Manufactured Housing Contract Trust Pass-Through Certificates
4.491% due 11/22/2031 •		14,660	14,488
GSAA Home Equity Trust
2.546% due 05/25/2036 •		7,637	3,161
2.556% due 03/25/2036 •		29	15
2.606% due 06/25/2036 •		60,157	25,959
2.656% due 10/25/2036 •		50,451	24,027
2.656% due 02/25/2037 •		11,517	5,935
2.666% due 03/25/2036 •		28,558	14,759
2.666% due 05/25/2036 •		22,214	9,763
2.726% due 06/25/2036 •		4,129	2,252
2.756% due 10/25/2035 •		640	640
2.756% due 03/25/2036 •		24,226	16,652
2.806% due 04/25/2047 •		18,987	12,839
2.836% due 08/25/2037 •		13,674	12,783
2.856% due 06/25/2035 •		117	117
2.856% due 10/25/2035 •		14,715	14,421
2.976% due 06/25/2035 •		3,000	2,787
3.016% due 08/25/2035 •		4,304	3,900
5.344% due 09/25/2035 ~		305	263
5.772% due 11/25/2036 ^~		9,769	5,154
6.000% due 11/25/2037 ^		617	519
6.448% due 06/25/2036 Ø		24,517	11,346
GSAA Trust
2.706% due 05/25/2047 •		2,750	2,167
GSAMP Trust
2.556% due 12/25/2036 •		815	465
2.566% due 11/25/2036 •		1,323	782
2.576% due 01/25/2037 •		8,901	5,878
2.626% due 06/25/2036 •		18,586	18,207
2.626% due 08/25/2036 •		28,933	27,923
2.626% due 11/25/2036 •		32,212	19,311
2.636% due 05/25/2046 •		22,605	22,343
2.656% due 12/25/2036 •		6,897	4,038
2.656% due 01/25/2037 •		5,213	5,048
2.666% due 11/25/2035 •		204	44
2.686% due 11/25/2036 •		18,077	10,969
2.726% due 12/25/2035 •		8,797	8,817
2.726% due 06/25/2036 •		5,207	3,478
2.756% due 03/25/2047 •		27,832	25,297
2.786% due 06/25/2036 •		6,662	4,541
2.786% due 10/25/2036 ^•		1,607	134
2.916% due 11/25/2035 •		10,470	10,508

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.131% due 11/25/2035 ^•		$13,210	$9,816
3.161% due 02/25/2035 •		1,520	1,520
3.221% due 07/25/2045 •		2,464	2,469
3.266% due 07/25/2045 •		19,366	19,262
3.636% due 12/25/2034 •		20,107	19,770
3.686% due 10/25/2034 •		1,390	1,388
GSRPM Mortgage Loan Trust
2.786% due 03/25/2035 •		336	335
2.786% due 09/25/2036 •		387	388
Harley Marine Financing LLC
5.682% due 05/15/2043 «		53,381	38,271
Home Equity Asset Trust
2.671% due 07/25/2037 •		1,666	1,668
2.956% due 01/25/2036 •		5,000	4,758
2.956% due 04/25/2036 •		18,000	17,362
3.186% due 12/25/2033 •		85	84
3.246% due 11/25/2032 •		128	126
3.386% due 11/25/2034 •		687	693
3.686% due 06/25/2032 ^•		1,931	1,918
Home Equity Mortgage Loan Asset-Backed Trust
2.646% due 11/25/2036 •		11,147	9,018
2.676% due 06/25/2036 •		6,307	6,190
2.686% due 07/25/2037 •		13,445	8,940
2.706% due 04/25/2037 •		65,630	52,055
2.726% due 08/25/2036 •		3,115	2,768
2.766% due 06/25/2036 •		8,000	7,360
2.786% due 03/25/2036 •		25,000	22,837
2.806% due 04/25/2037 •		15,463	13,777
2.926% due 03/25/2036 •		5,900	5,606
3.006% due 10/25/2035 •		13,050	12,299
House of Europe Funding PLC
0.000% due 12/15/2090 •	EUR	926	1,039
Hout Bay Corp.
2.732% due 07/05/2041 •		$487,109	137,852
2.932% due 07/05/2041 •		34,165	2,272
3.062% due 07/05/2041 •		4,046	180
HSI Asset Loan Obligation Trust
4.948% due 12/25/2036 Ø		10,582	5,693
HSI Asset Securitization Corp. Trust
2.536% due 10/25/2036 •		2,797	1,503
2.596% due 10/25/2036 •		22,305	12,123
2.626% due 01/25/2037 •		71,900	57,106
2.646% due 03/25/2036 •		4,814	4,791
2.646% due 10/25/2036 •		11,687	6,412
2.646% due 05/25/2037 •		15,854	15,634
2.656% due 12/25/2036 •		32,319	12,595
2.676% due 04/25/2037 •		19,075	12,519
2.726% due 10/25/2036 •		2,604	1,449
2.746% due 04/25/2037 •		7,684	5,093
2.816% due 02/25/2036 •		14,512	13,618
2.836% due 02/25/2036 •		16,250	14,152
2.856% due 01/25/2036 •		4,779	4,776
IMC Home Equity Loan Trust
7.520% due 08/20/2028		37	39
IndyMac Mortgage Loan Trust
2.646% due 07/25/2036 •		34,423	15,602
IXIS Real Estate Capital Trust
2.546% due 05/25/2037 •		6,164	2,157
2.636% due 01/25/2037 •		91,044	44,243
2.646% due 08/25/2036 •		72,251	28,588
2.646% due 05/25/2037 •		37,105	13,136
2.746% due 08/25/2036 •		36,683	14,792
2.886% due 03/25/2036 ^•		13,684	8,654
3.116% due 02/25/2036 •		4,084	4,102
3.431% due 02/25/2035 •		1,564	1,546
JPMorgan Mortgage Acquisition Corp.
2.666% due 03/25/2036 •		19,945	19,651
2.756% due 03/25/2036 •		40,500	36,581
2.776% due 05/25/2035 •		10,053	10,062
2.826% due 02/25/2036 ^•		10,484	10,274
3.071% due 01/25/2036 •		14,000	13,233
3.146% due 09/25/2035 •		9,272	9,269
3.191% due 09/25/2035 •		10,682	10,459
3.416% due 06/25/2035 •		16,467	15,782
JPMorgan Mortgage Acquisition Trust
2.586% due 03/25/2047 •		151	105
2.596% due 08/25/2036 •		3,414	2,499
2.616% due 08/25/2036 •		30,220	29,259
2.621% due 07/25/2036 •		40,359	32,481

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.626% due 11/25/2036 •	$18,264	$16,477
2.636% due 07/25/2036 •	2,191	2,195
2.646% due 05/25/2036 •	280	281
2.646% due 06/25/2036 •	3,725	3,728
2.646% due 01/25/2037 •	863	865
2.656% due 04/25/2036 •	2,491	2,491
2.696% due 03/25/2037 •	11,434	11,426
2.716% due 07/25/2036 •	1,570	1,572
2.726% due 08/25/2036 •	28,724	21,438
2.726% due 05/25/2037 •	9,924	8,498
2.746% due 07/25/2036 •	15,808	15,520
2.756% due 07/25/2036 •	14,000	13,455
2.776% due 05/25/2036 •	19,000	15,449
2.806% due 04/25/2036 •	26,803	24,999
4.693% due 10/25/2030 ^Ø	1,856	1,348
4.693% due 01/25/2037 ^Ø	19	14
5.830% due 07/25/2036 ^Ø	6,700	3,265
6.410% due 07/25/2036 ^Ø	9,553	4,651
KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	26,788	26,935
KGS-Alpha SBA COOF Trust
1.052% due 04/25/2038 «~(a)	29,477	723
Legacy Mortgage Asset Trust
0.000% due 07/25/2057 (h)	463,427	461,793
0.000% due 04/25/2058 «~	1,485	1,512
0.000% due 08/26/2058 (h)	1,040	1,022
0.000% due 01/28/2070 «~(h)	9,333	6,160
3.167% due 12/25/2056 ~	1,244,938	1,118,507
3.917% due 04/25/2058 «	533,016	524,910
3.964% due 01/25/2058 ~	325,409	332,211
4.055% due 08/26/2058	1,650,150	1,652,244
4.103% due 02/25/2058 ~	1,231,469	1,232,555
4.246% due 01/28/2070 •	969,477	984,764
4.358% due 12/26/2057 ~	814,081	825,891
9.170% due 01/28/2070 ~	376,605	372,960
Lehman ABS Manufactured Housing Contract Trust
5.270% due 04/15/2040	7	7
Lehman XS Trust
2.636% due 04/25/2037 ^•	488	466
2.646% due 05/25/2036 •	32,416	32,326
2.656% due 02/25/2037 ^•	34,692	28,360
2.666% due 02/25/2037 •	22,984	22,205
2.716% due 02/25/2037 •	7,280	4,786
2.766% due 05/25/2036 •	14,782	14,653
6.140% due 04/25/2036 Ø	27,047	25,089
Long Beach Mortgage Loan Trust
2.576% due 09/25/2036 •	12,666	4,879
2.586% due 12/25/2036 •	10,315	4,942
2.596% due 11/25/2036 •	7,559	3,392
2.631% due 07/25/2036 •	31,889	24,880
2.636% due 05/25/2036 •	63,939	42,672
2.636% due 06/25/2036 •	74,255	41,212
2.636% due 09/25/2036 •	59,483	43,927
2.641% due 10/25/2036 •	61,109	40,331
2.646% due 08/25/2036 •	33,685	17,815
2.646% due 10/25/2036 •	3,193	1,388
2.646% due 12/25/2036 •	4,273	3,046
2.646% due 05/25/2046 •	13,560	12,134
2.656% due 12/25/2036 •	46,299	22,438
2.690% due 01/25/2036 •	35,364	33,986
2.710% due 02/25/2036 •	31,018	30,149
2.726% due 08/25/2036 •	8,046	4,310
2.746% due 05/25/2036 •	3,792	1,743
2.786% due 01/25/2036 •	38,600	34,935
2.790% due 01/25/2036 •	6,675	6,201
3.116% due 01/25/2046 •	50,453	48,032
3.131% due 11/25/2035 •	33,418	33,144
3.136% due 09/25/2034 •	636	612
3.246% due 08/25/2045 •	3,331	3,354
3.266% due 08/25/2035 •	557	548
3.281% due 06/25/2034 •	2,983	2,954

24	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.341% due 07/25/2034 •	$2,348	$2,347
3.611% due 05/25/2032 •	37	37
3.611% due 07/25/2033 •	4,037	4,043
3.686% due 11/25/2034 •	5,439	4,940
3.716% due 06/25/2033 •	6,090	6,102
5.486% due 11/25/2032 •	9	10
LP Credit Card ABS Master Trust
4.053% due 08/20/2024 •	57,662	57,606
Madison Avenue Manufactured Housing Contract Trust
5.736% due 03/25/2032 •	6,000	6,137
Marlette Funding Trust
3.200% due 09/15/2028	18,153	18,165
3.710% due 12/15/2028	15,080	15,187
MASTR Asset-Backed Securities Trust
2.536% due 08/25/2036 •	6,151	2,949
2.536% due 10/25/2036 •	46,935	20,655
2.536% due 11/25/2036 •	8	4
2.536% due 01/25/2037 •	36,564	14,036
2.586% due 08/25/2036 •	12,274	5,194
2.586% due 10/25/2036 •	10,704	6,664
2.586% due 11/25/2036 •	19,877	13,573
2.586% due 01/25/2037 •	38,186	14,765
2.606% due 10/25/2036 •	38,702	17,234
2.616% due 10/25/2036 •	32,684	19,878
2.631% due 10/25/2036 •	68,150	33,039
2.636% due 04/25/2036 •	31,304	12,847
2.636% due 08/25/2036 •	23,144	11,303
2.646% due 10/25/2036 •	4,269	2,683
2.646% due 01/25/2037 •	42,166	16,437
2.686% due 04/25/2036 •	70,940	20,402
2.696% due 11/25/2036 •	4,349	2,029
2.696% due 05/25/2037 •	3,064	2,924
2.726% due 06/25/2036 •	5,648	3,162
2.726% due 08/25/2036 •	58,363	27,590
2.731% due 10/25/2036 •	7,572	3,727
2.776% due 01/25/2036 •	10,810	10,651
2.786% due 05/25/2037 •	11,059	10,440
2.986% due 10/25/2035 ^•	18,004	17,000
3.086% due 01/25/2036 •	1,693	1,699
3.431% due 05/25/2035 •	3,149	3,202
3.636% due 08/25/2037 •	30,007	26,941
7.136% due 05/25/2033 •	4,836	4,799
MASTR Specialized Loan Trust
2.746% due 02/25/2036 •	5,276	5,220
2.856% due 01/25/2037 •	14,105	8,160
Mercury CDO Ltd.
2.935% due 12/08/2040 •	16,012	15,933
3.445% due 12/08/2040 •	6,000	1,080
Merrill Lynch First Franklin Mortgage Loan Trust
2.656% due 04/25/2037 •	3,920	2,157
2.656% due 05/25/2037 •	37,580	24,901
2.726% due 05/25/2037 •	66,366	44,467
2.736% due 04/25/2037 •	31,466	17,546
2.806% due 05/25/2037 •	41,469	28,133
Merrill Lynch Mortgage Investors Trust
2.546% due 11/25/2037 •	4,874	2,555
2.636% due 08/25/2037 •	8,353	7,933
2.636% due 11/25/2037 •	29,739	15,955
2.646% due 03/25/2037 •	6,810	3,424
2.646% due 04/25/2037 •	15,187	8,972
2.886% due 12/25/2036 •	1,000	833
2.936% due 02/25/2047 •	35,447	25,620
2.946% due 08/25/2036 •	15,600	15,432
3.206% due 05/25/2036 •	821	810
3.236% due 06/25/2036 •	4,829	4,857
3.416% due 07/25/2035 •	14,519	14,587
MESA Trust
5.711% due 11/25/2031 ^•	990	772
Mid-State Capital Corp. Trust
3.500% due 12/15/2045	5,568	5,684
6.005% due 08/15/2037	2,125	2,294

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Mid-State Trust
4.864% due 07/15/2038	$844	$890
MMcapS Funding Ltd.
3.076% due 12/01/2035 •	9,100	7,962
Monroe Capital BSL CLO Ltd.
3.783% due 05/22/2027 •	146,630	146,617
Morgan Stanley ABS Capital, Inc.
3.566% due 03/25/2033 •	43	42
Morgan Stanley ABS Capital, Inc. Trust
2.566% due 09/25/2036 •	298	169
2.586% due 10/25/2036 •	5,560	3,419
2.586% due 11/25/2036 •	2,293	1,559
2.596% due 03/25/2037 •	3,708	1,916
2.616% due 09/25/2036 •	57,538	34,333
2.616% due 10/25/2036 •	24,270	23,153
2.616% due 12/25/2036 •	62,492	41,275
2.616% due 01/25/2037 •	28,791	16,192
2.626% due 08/25/2036 •	38,408	23,674
2.626% due 10/25/2036 •	47,078	29,106
2.626% due 11/25/2036 •	3,652	2,291
2.626% due 05/25/2037 •	370	327
2.636% due 09/25/2036 •	16,984	8,511
2.636% due 10/25/2036 •	20,368	12,807
2.636% due 12/25/2036 •	1,271	772
2.646% due 03/25/2036 •	29,042	28,800
2.646% due 09/25/2036 •	31,412	17,976
2.666% due 02/25/2037 •	29,718	13,495
2.666% due 03/25/2037 •	33,020	17,204
2.666% due 05/25/2037 •	19,920	17,658
2.686% due 02/25/2037 •	11,384	6,943
2.706% due 10/25/2036 •	1,715	1,072
2.706% due 11/25/2036 •	14,800	9,370
2.716% due 09/25/2036 •	4,777	2,765
2.716% due 10/25/2036 •	11,634	7,388
2.716% due 02/25/2037 •	36,104	16,499
2.736% due 04/25/2036 •	21,083	20,044
2.736% due 08/25/2036 •	15,436	9,793
2.736% due 03/25/2037 •	53,511	28,112
2.736% due 05/25/2037 •	17,256	15,387
2.746% due 05/25/2037 •	12,199	9,430
2.756% due 03/25/2036 •	11,198	11,107
2.796% due 12/25/2035 •	22,458	22,232
2.816% due 02/25/2037 •	9,921	6,145
2.886% due 12/25/2035 •	12,427	11,126
3.101% due 11/25/2035 •	18,841	18,830
3.226% due 01/25/2034 •	6,533	6,531
3.296% due 04/25/2034 •	2,180	2,165
3.386% due 05/25/2034 •	5,770	5,782
3.416% due 07/25/2035 •	7,500	7,527
3.476% due 06/25/2035 •	18,300	18,268
3.506% due 10/25/2033 •	1,424	1,426
3.506% due 11/25/2034 •	119	119
3.546% due 09/25/2034 •	323	322
3.736% due 07/25/2037 •	14,010	13,139
4.386% due 02/25/2047 •	52,082	47,767
Morgan Stanley Capital, Inc. Trust
2.756% due 03/25/2036 •	121,829	101,052
2.776% due 01/25/2036 •	23,403	23,077
2.776% due 02/25/2036 •	16,524	16,368
Morgan Stanley Dean Witter Capital, Inc. Trust
3.836% due 02/25/2033 •	792	795
4.061% due 11/25/2032 •	1,592	1,597
Morgan Stanley Home Equity Loan Trust
2.586% due 12/25/2036 •	4,601	2,646
2.586% due 04/25/2037 •	7,383	4,755
2.626% due 12/25/2036 •	53,872	31,135
2.646% due 04/25/2036 •	11,348	8,676
2.656% due 04/25/2037 •	8,991	5,838
2.746% due 04/25/2036 •	17,397	13,546
2.836% due 04/25/2037 •	26,349	17,467
3.476% due 05/25/2035 •	11,698	11,528

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Morgan Stanley IXIS Real Estate Capital Trust
2.556% due 11/25/2036 •	$10,040	$5,072
2.596% due 11/25/2036 •	30,470	15,465
2.636% due 07/25/2036 •	8,540	4,470
2.636% due 11/25/2036 •	3,630	1,851
2.706% due 11/25/2036 •	25,469	13,089
2.716% due 07/25/2036 •	33,234	17,682
Morgan Stanley Mortgage Loan Trust
2.716% due 02/25/2037 •	4,229	2,028
2.826% due 10/25/2036 •	3,128	1,527
2.846% due 04/25/2037 •	10,411	4,979
5.622% due 01/25/2047 Ø	368	337
5.750% due 04/25/2037 ^~	454	308
5.754% due 01/25/2047 Ø	9,024	5,596
5.965% due 09/25/2046 ^Ø	4,845	2,674
6.000% due 02/25/2037 ^~	409	375
Morgan Stanley Structured Trust
2.716% due 06/25/2037 •	12,394	12,168
National Collegiate Commutation Trust
0.000% due 03/25/2038 •	61,425	27,310
Nationstar Home Equity Loan Trust
2.716% due 03/25/2037 •	515	512
2.736% due 06/25/2037 •	340	322
New Century Home Equity Loan Trust
2.666% due 05/25/2036 •	618	582
3.226% due 08/25/2034 •	181	180
3.251% due 07/25/2035 •	836	839
Newcastle Investment Trust
0.000% due 05/01/2033 ~	98,394	99,205
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.636% due 07/25/2036 •	47,162	45,238
2.696% due 11/25/2035 •	10,020	10,005
2.776% due 03/25/2036 •	400	392
2.806% due 03/25/2036 •	4,024	3,788
2.816% due 11/25/2035 •	9,479	9,290
NovaStar Mortgage Funding Trust
2.616% due 03/25/2037 •	141,516	106,355
2.666% due 09/25/2037 •	26,455	24,035
2.786% due 06/25/2036 •	2,128	1,743
3.656% due 06/25/2035 •	5,000	4,890
Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032 ~	2,581	2,666
5.410% due 11/15/2032	3,057	3,147
7.945% due 03/15/2022 ~	3,095	1,632
Ocean Trails CLO
3.588% due 08/13/2025 •	4,212	4,206
OneMain Financial Issuance Trust
2.370% due 09/14/2032	13,145	13,046
3.190% due 03/18/2026	311	311
4.100% due 03/20/2028	21	21
Option One Mortgage Loan Trust
2.626% due 01/25/2037 •	38,697	27,789
2.626% due 02/25/2037 •	8,403	5,058
2.626% due 03/25/2037 •	90,795	62,878
2.666% due 04/25/2037 •	27,888	18,231
2.666% due 07/25/2037 •	6,869	4,977
2.706% due 04/25/2037 •	168,609	129,519
2.706% due 05/25/2037 •	147,537	101,713
2.786% due 01/25/2036 •	15,665	15,578
2.786% due 05/25/2037 •	5,046	3,148
3.386% due 01/25/2034 •	2,534	2,523
Option One Mortgage Loan Trust Asset-Backed Certificates
2.946% due 11/25/2035 •	15,400	14,922
3.341% due 10/25/2032 •	3,194	3,156
Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 Ø	2,081	2,131
Ownit Mortgage Loan Trust
3.086% due 10/25/2036 ^•	5,499	4,950
3.420% due 10/25/2035 Ø	8,719	5,567

See Accompanying Notes	25

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.956% due 09/25/2035 •	$13,887	$13,940
3.206% due 05/25/2035 •	11,774	11,692
3.236% due 07/25/2035 •	1,322	1,327
3.566% due 03/25/2035 •	3,966	3,992
People’s Choice Home Loan Securities Trust
3.206% due 05/25/2035 ^•	4,326	4,273
People’s Financial Realty Mortgage Securities Trust
2.626% due 09/25/2036 •	30,180	11,589
Popular ABS Mortgage Pass-Through Trust
2.736% due 06/25/2047 ^•	7,869	7,678
2.766% due 07/25/2035 •	332	332
2.846% due 05/25/2036 ^•	5,989	5,546
3.146% due 08/25/2035 •	943	947
3.786% due 01/25/2036 ^~	7	7
5.417% due 04/25/2035 Ø	129	130
RAAC Trust
2.776% due 05/25/2046 •	6,253	6,178
2.836% due 02/25/2046 •	2,987	2,907
2.836% due 11/25/2046 •	730	693
2.866% due 10/25/2046 •	12,114	11,950
2.886% due 09/25/2045 •	9,629	9,573
2.986% due 02/25/2037 •	4,930	4,614
3.136% due 02/25/2046 •	19,679	15,575
3.686% due 09/25/2047 •	1,555	1,567
3.986% due 09/25/2047 •	9,087	9,343
4.136% due 05/25/2039 •	4,000	3,964
Renaissance Home Equity Loan Trust
3.366% due 08/25/2033 •	1,033	1,023
5.512% due 04/25/2037 Ø	6,568	2,859
5.580% due 11/25/2036 Ø	12,875	6,965
5.744% due 06/25/2037 ^Ø	89,647	39,447
5.906% due 06/25/2037 Ø	23,928	10,831
6.115% due 08/25/2036 Ø	13,492	8,132
6.203% due 06/25/2037 Ø	23,512	11,273
7.750% due 09/25/2037 ^Ø	35,701	20,709
Residential Asset Mortgage Products Trust
2.666% due 11/25/2036 •	2,602	2,562
2.706% due 12/25/2035 •	35,008	30,654
2.716% due 12/25/2036 •	15,000	11,595
2.756% due 10/25/2036 •	13,517	13,485
2.886% due 02/25/2036 •	10,980	10,908
3.026% due 07/25/2035 •	6,500	6,233
3.036% due 02/25/2035 •	1,209	1,212
3.076% due 08/25/2035 •	9,329	9,377
3.116% due 09/25/2035 •	10,000	9,585
3.131% due 11/25/2035 •	10,211	10,235
3.186% due 12/25/2035 •	48,669	41,501
3.240% due 04/25/2034 •	9,872	9,780
3.281% due 06/25/2035 •	4,103	4,123
3.356% due 02/25/2034 •	2,520	2,483
3.356% due 10/25/2035 •	11,246	10,541
3.360% due 04/25/2034 •	6,578	6,514
3.371% due 11/25/2035 •	7,000	6,819
3.476% due 10/25/2033 •	3,207	3,191
3.506% due 03/25/2035 •	7,451	7,438
3.551% due 07/25/2035 •	10,889	10,571
3.686% due 01/25/2035 ^•	2,704	2,193
4.065% due 04/25/2034 ^•	1,963	1,532
4.470% due 04/25/2034 ^•	2,821	2,188
Residential Asset Securities Corp. Trust
2.636% due 08/25/2036 •	7,311	6,631
2.646% due 06/25/2036 •	1,933	1,934
2.646% due 07/25/2036 •	10,753	10,297
2.646% due 11/25/2036 ^•	5,343	5,128
2.656% due 11/25/2036 •	20,880	18,115
2.670% due 04/25/2036	598	598
2.696% due 04/25/2037 •	29,986	28,871
2.706% due 02/25/2037 •	5,000	4,687
2.726% due 10/25/2036 •	53,476	52,235
2.736% due 11/25/2036 ^•	86,964	75,080
2.746% due 07/25/2036 ^•	14,683	11,477
2.746% due 07/25/2036 •	1,948	1,910
2.756% due 04/25/2036 •	3,879	3,890
2.756% due 07/25/2036 •	11,656	9,451
2.766% due 04/25/2036 •	19,720	19,118

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.766% due 07/25/2036 •		$16,300	$14,118
2.826% due 04/25/2037 •		50,445	48,728
2.856% due 03/25/2036 •		11,789	11,788
2.866% due 02/25/2036 •		3,906	3,920
2.886% due 02/25/2036 •		10,985	10,531
2.896% due 11/25/2035 •		20,196	19,369
2.906% due 12/25/2035 •		721	720
2.926% due 10/25/2035 •		11,326	10,975
2.926% due 11/25/2035 •		5,611	5,611
2.946% due 01/25/2036 •		10,500	10,446
3.076% due 08/25/2035 •		7,500	7,511
3.076% due 09/25/2035 •		5,250	5,249
3.136% due 06/25/2035 •		4,129	4,164
3.236% due 04/25/2034 •		2,317	2,291
3.281% due 01/25/2035 •		2,802	2,811
3.311% due 02/25/2034 •		3,789	3,782
3.326% due 12/25/2034 •		5,359	5,344
3.386% due 04/25/2035 •		3,455	3,483
3.536% due 07/25/2035 •		6,797	6,848
5.120% due 12/25/2033 ~		2,799	2,902
6.349% due 03/25/2032		40	37
Residential Funding Home Loan Trust
2.616% due 05/25/2036 •		674	655
Salomon Mortgage Loan Trust
3.386% due 11/25/2033 •		633	635
Saxon Asset Securities Trust
2.666% due 05/25/2037 •		37,342	30,808
2.796% due 09/25/2047 •		26,397	25,570
2.909% due 11/25/2035 •		6,000	3,143
2.986% due 03/25/2032 •		319	317
3.461% due 12/25/2033 •		3,562	3,464
Securitized Asset-Backed Receivables LLC Trust
2.375% due 12/25/2036 ^		537	181
2.566% due 11/25/2036 ^•		169	65
2.586% due 07/25/2036 •		26,833	14,616
2.626% due 07/25/2036 •		19,305	14,956
2.626% due 08/25/2036 •		30,034	16,432
2.636% due 07/25/2036 •		26,767	14,715
2.636% due 09/25/2036 •		5,193	2,580
2.646% due 07/25/2036 •		6,774	3,183
2.646% due 11/25/2036 •		8,810	3,461
2.656% due 08/25/2036 ^•		10,615	4,792
2.690% due 12/25/2036		85,936	42,092
2.726% due 07/25/2036 •		4,898	2,736
2.736% due 05/25/2036 •		2,972	1,913
2.736% due 06/25/2036 •		26,223	21,188
2.776% due 12/25/2035 •		6,319	6,205
2.886% due 12/25/2035 •		14,529	6,910
3.066% due 11/25/2035 •		4,861	4,836
3.086% due 11/25/2035 •		33,935	25,495
3.161% due 01/25/2035 •		2,955	2,921
3.446% due 01/25/2036 ^•		1,656	1,267
Securitized Term Auto Receivables Trust
1.524% due 03/25/2020		442	441
SG Mortgage Securities Trust
2.626% due 10/25/2036 •		28,691	26,337
Sierra Madre Funding Ltd.
2.881% due 09/07/2039 •		53,407	47,532
SLM Private Credit Student Loan Trust
2.851% due 12/16/2041 •		3,933	3,843
SLM Private Education Loan Trust
5.734% due 05/16/2044 •		4,553	4,601
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	943	1,058
0.092% due 10/25/2039 •		9,198	10,003
4.271% due 04/25/2023 •		$16,602	16,781
SMB Private Education Loan Trust
3.050% due 05/15/2026		104	105
SoFi Alternative Trust
4.498% due 06/15/2050 ~		742,885	768,373
4.633% due 05/16/2050 ~		424,029	439,453
SoFi Consumer Loan Program Trust
3.200% due 08/25/2027		9,645	9,654
SoFi Professional Loan Program LLC
3.020% due 10/25/2027		609	609
3.020% due 02/25/2040		15,471	15,494
3.436% due 01/25/2039 •		2,239	2,254

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Soundview Home Loan Trust
2.596% due 01/25/2037 •	$285	$220
2.596% due 02/25/2037 •	223	84
2.636% due 07/25/2036 •	52,612	51,702
2.636% due 03/25/2037 •	23,774	23,177
2.646% due 10/25/2036 •	9,021	8,981
2.646% due 01/25/2037 •	52,012	40,389
2.656% due 06/25/2036 •	12,609	12,511
2.656% due 11/25/2036 •	75,155	32,504
2.686% due 06/25/2037 •	194,338	144,351
2.696% due 06/25/2037 •	9,936	7,039
2.716% due 06/25/2036 •	10,000	9,625
2.726% due 07/25/2036 •	9,800	9,035
2.726% due 01/25/2037 •	22,636	17,741
2.736% due 10/25/2036 •	32,578	31,144
2.736% due 11/25/2036 •	335	313
2.756% due 12/25/2036 •	11,000	10,340
2.796% due 02/25/2036 •	14,610	13,965
2.836% due 12/25/2035 •	18,279	18,151
2.856% due 03/25/2036 •	14,893	10,674
2.856% due 02/25/2037 •	23,744	9,424
3.236% due 06/25/2035 •	17,750	16,304
3.251% due 08/25/2035 •	15,815	15,731
3.311% due 06/25/2035 •	1,082	1,076
3.786% due 11/25/2033 •	385	391
Specialty Underwriting & Residential Finance Trust
2.726% due 09/25/2037 •	20,686	10,099
2.736% due 06/25/2037 •	6,386	4,830
2.756% due 04/25/2037 •	4,756	2,936
3.656% due 12/25/2035 •	2,000	1,856
SpringCastle America Funding LLC
3.050% due 04/25/2029	51,419	51,419
Sprite Ltd.
4.250% due 12/15/2037	59,188	59,512
Streeterville ABS CDO Ltd.
3.088% due 11/03/2040 •	75,614	59,387
Structured Asset Investment Loan Trust
2.616% due 07/25/2036 •	48,687	38,524
2.626% due 06/25/2036 •	30,403	28,416
2.636% due 07/25/2036 •	7,382	7,140
2.658% due 07/25/2036 •	52,719	37,252
2.796% due 01/25/2036 •	59,857	56,735
3.186% due 04/25/2033 •	396	388
3.206% due 10/25/2035 •	63,800	62,680
3.221% due 03/25/2035 •	6,705	6,710
3.221% due 08/25/2035 •	2,129	2,135
3.251% due 08/25/2035 •	32,258	31,646
3.266% due 07/25/2035 •	10,879	10,910
3.386% due 04/25/2035 •	12,640	12,629
3.461% due 09/25/2034 •	119	116
Structured Asset Securities Corp.
3.236% due 02/25/2035 •	9,991	9,715
Structured Asset Securities Corp. Mortgage Loan Trust
2.616% due 05/25/2036 •	27,786	26,553
2.621% due 07/25/2036 •	38,160	37,298
2.626% due 09/25/2036 •	1,260	1,262
2.626% due 08/25/2046 •	40,220	37,803
2.636% due 09/25/2036 •	8,146	7,941
2.646% due 03/25/2036 •	23,541	22,275
2.646% due 04/25/2036 •	28,153	27,689
2.656% due 06/25/2037 •	5,935	5,896
2.666% due 03/25/2037 •	6,159	3,805
2.686% due 02/25/2037 •	12,936	12,885
2.706% due 10/25/2037 •	48,939	35,594
2.716% due 01/25/2037 •	51,793	37,553
2.716% due 05/25/2047 •	5,025	4,812
2.736% due 09/25/2036 •	27,300	26,929
2.736% due 03/25/2037 •	26,776	16,717
2.756% due 04/25/2036 •	12,000	11,483
2.776% due 07/25/2036 ^•	8,113	4,035
2.776% due 07/25/2036 •	32,865	28,366
2.776% due 09/25/2036 •	62,675	47,384
2.786% due 04/25/2031 •	6,860	6,849
2.786% due 01/25/2037 •	13,630	8,687
2.786% due 03/25/2037 •	9,220	5,800
2.796% due 05/25/2036 •	34,000	29,683
2.796% due 12/25/2036 •	35,465	17,806

26	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.806% due 05/25/2037 •	$2,241	$2,235
2.956% due 02/25/2036 •	12,034	11,485
2.986% due 11/25/2037 •	5,100	4,562
3.086% due 12/25/2035 •	25,353	19,095
3.486% due 08/25/2037 •	11,681	11,731
3.491% due 11/25/2035 •	1,457	1,443
3.536% due 08/25/2037 •	7,000	6,960
3.586% due 10/25/2037 •	67,879	34,732
4.586% due 11/25/2035 •	3,000	3,055
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.450% due 02/25/2032	254	247
3.836% due 04/25/2033 •	122	123
4.759% due 06/25/2033 Ø	93	94
Structured Asset Securities Corp. Trust
7.093% due 05/25/2031 ~	3,114	2,796
Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •	23,697	23,705
3.943% due 01/17/2026 •	18,398	18,398
Symphony CLO Ltd.
3.537% due 01/15/2024 •	960	961
3.817% due 10/15/2025 •	87,640	87,719
Taberna Preferred Funding Ltd.
2.807% due 07/05/2035 •	391	369
3.133% due 02/05/2036 •	88,301	81,899
3.265% due 07/05/2035 •	25,925	24,435
Terwin Mortgage Trust
2.656% due 07/25/2037 •	3,627	3,465
2.796% due 04/25/2037 •	15,805	15,230
2.886% due 09/25/2036 •	12,700	5,641
4.736% due 10/25/2038 •	2,743	2,783
Trapeza CDO LLC
3.702% due 01/20/2034 •	367	368
Trapeza CDO Ltd.
2.977% due 11/09/2042 •	25,443	23,725
3.027% due 11/09/2042 •	14,000	11,760
3.085% due 04/06/2042 •	21,678	20,160
3.095% due 01/27/2040 •	38,735	36,508
3.145% due 04/06/2042 •	8,300	7,034
3.181% due 01/25/2035 •	9,409	8,891
Triaxx Prime CDO Ltd.
2.750% due 10/02/2039 •	10,663	6,131
3.322% due 10/02/2039 •	126,974	125,526
Tropic CDO Ltd.
3.077% due 07/15/2036 •	28,691	26,395
3.107% due 07/15/2036 •	34,334	30,987
Truman Capital Mortgage Loan Trust
2.746% due 03/25/2036 •	114	112
TruPS Financials Note Securitization Ltd.
3.973% due 03/30/2039 •	226,225	222,266
4.260% due 04/20/2038	16,832	16,790
4.591% due 04/20/2038 •	35,894	35,984
U.S. Capital Funding Ltd.
3.063% due 10/10/2040 •	52,709	47,438
Utah State Board of Regents
3.236% due 09/25/2056 •	31,242	31,150
VB-S1 Issuer LLC
3.065% due 06/15/2046	6,000	5,987
Venture CDO Ltd.
2.991% due 01/20/2022 •	447	448
Vertical Bridge CC LLC
5.193% due 10/15/2046	10,809	11,041
WaMu Asset-Backed Certificates WaMu Trust
2.596% due 04/25/2037 •	56	29
2.636% due 01/25/2037 •	57,598	47,530
2.656% due 07/25/2047 •	18,004	12,601
2.711% due 05/25/2037 •	57,234	54,407
2.726% due 05/25/2037 •	30,204	25,783
2.736% due 05/25/2037 •	20,628	17,626
Washington Mutual Asset-Backed Certificates Trust
2.546% due 10/25/2036 •	162	78
2.636% due 05/25/2036 •	16,169	13,835
2.666% due 10/25/2036 •	16,331	8,004
2.726% due 08/25/2036 •	11,154	7,221

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wells Fargo Home Equity Asset-Backed Securities Trust
2.696% due 03/25/2037 •		$2,700	$2,570
2.716% due 04/25/2037 •		24,806	24,084
2.776% due 07/25/2036 •		6,700	6,443
3.431% due 11/25/2035 •		2,600	2,597
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
3.116% due 04/25/2034 •		107	101

Total Asset-Backed Securities (Cost $24,968,994)			25,790,125

SOVEREIGN ISSUES 10.6%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	49,690	44,891
3.380% due 12/31/2038 Ø		57,223	36,627
3.750% due 12/31/2038 Ø		$161,698	93,987
3.875% due 01/15/2022	EUR	29,440	28,163
4.625% due 01/11/2023		$115,334	94,747
5.000% due 01/15/2027	EUR	2,400	2,014
5.250% due 01/15/2028		14,700	12,232
5.625% due 01/26/2022		$77,270	66,800
5.875% due 01/11/2028 (n)		99,217	76,409
6.250% due 11/09/2047	EUR	5,700	4,611
6.625% due 07/06/2028		$17,400	13,742
6.875% due 01/26/2027		59,200	48,078
6.875% due 01/11/2048 (n)		8,860	6,545
7.125% due 07/06/2036		69,050	53,298
7.500% due 04/22/2026		69,800	59,409
7.625% due 04/22/2046 (n)		8,100	6,409
7.820% due 12/31/2033	EUR	93,048	90,995
45.325% (BADLARPP + 3.250%) due 03/01/2020 ~	ARS	143,170	3,290
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~		11,519,288	258,244
49.153% (BADLARPP) due 10/04/2022 ~		235,699	9,188
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		23,508,955	604,940
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	39,100	47,422
4.950% due 02/11/2020		2,400	2,787
6.350% due 11/30/2041		5,500	8,337
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2019 (h)	BRL	7,701,000	1,937,748
0.000% due 10/01/2019 (h)		16,301,400	4,034,653
0.000% due 01/01/2020 (h)		7,819,952	1,903,575
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$66,500	65,958
3.125% due 10/11/2027		103,000	102,473
4.125% due 10/11/2047		29,100	29,446
Export-Credit Bank of Turkey
8.250% due 01/24/2024		25,400	24,766
Export-Import Bank of China
0.250% due 12/02/2019	EUR	4,600	5,166
Kazakhstan Government International Bond
2.375% due 11/09/2028		1,330	1,547
Kuwait International Government Bond
2.750% due 03/20/2022		$81,710	81,774
3.500% due 03/20/2027		242,300	248,006
Peru Government International Bond
5.700% due 08/12/2024	PEN	68,254	21,832
5.940% due 02/12/2029		222,700	70,651
6.150% due 08/12/2032		279,510	88,501

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.350% due 08/12/2028	PEN	100,544	$32,823
6.900% due 08/12/2037		9,217	3,102
6.950% due 08/12/2031		74,920	25,470
8.200% due 08/12/2026		85,190	30,845
Qatar Government International Bond
3.875% due 04/23/2023		90,000	92,733
5.103% due 04/23/2048		50,100	54,985
Republic of Greece Government International Bond
3.000% due 02/24/2023 Ø	EUR	5,465	6,425
3.000% due 02/24/2024 Ø		10,304	12,138
3.000% due 02/24/2025 Ø		5,465	6,345
3.000% due 02/24/2026 Ø		11,175	12,807
3.000% due 02/24/2027 Ø		14,875	16,986
3.000% due 02/24/2028 Ø		10,716	12,166
3.000% due 02/24/2029 Ø		7,466	8,415
3.000% due 02/24/2030 Ø		16,266	18,194
3.000% due 02/24/2031 Ø		7,266	8,032
3.000% due 02/24/2032 Ø		6,166	6,723
3.000% due 02/24/2033 Ø		5,866	6,368
3.000% due 02/24/2034 Ø		46,343	49,711
3.000% due 02/24/2035 Ø		9,906	10,483
3.000% due 02/24/2036 Ø		19,180	20,151
3.000% due 02/24/2037 Ø		6,366	6,642
3.000% due 02/24/2038 Ø		6,366	6,573
3.000% due 02/24/2039 Ø		8,600	8,861
3.000% due 02/24/2040 Ø		6,366	6,533
3.000% due 02/24/2041 Ø		7,066	7,231
3.000% due 02/24/2042 Ø		6,666	6,830
4.750% due 04/17/2019		132,100	148,449
Saudi Government International Bond
2.375% due 10/26/2021		$400	394
2.875% due 03/04/2023		99,900	99,108
4.000% due 04/17/2025		515,420	528,793
4.500% due 10/26/2046		65,100	63,741
4.625% due 10/04/2047		48,500	47,901
5.000% due 04/17/2049 (n)		74,142	76,941
Serbia Government International Bond
4.875% due 02/25/2020		6,200	6,275
Turkey Government International Bond
4.625% due 03/31/2025	EUR	130,000	142,042
5.625% due 03/30/2021		$46,500	46,032
7.250% due 12/23/2023		177,900	179,574
7.625% due 04/26/2029		323,500	321,153
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		67,641	20,039
7.000% due 03/31/2038 ^(e)		8,428	2,465
7.650% due 04/21/2025 ^(e)		40,703	12,007
7.750% due 10/13/2019 ^(e)		12,195	3,552
8.250% due 10/13/2024 ^(e)		53,077	15,989
9.000% due 05/07/2023 ^(e)		23,441	7,120
9.250% due 09/15/2027 ^(e)		60,703	19,425
9.250% due 05/07/2028 ^(e)		75,546	22,569
11.750% due 10/21/2026 ^(e)		6,260	1,988
11.950% due 08/05/2031 ^(e)		64,700	20,057

Total Sovereign Issues (Cost $13,596,968)			12,552,447

See Accompanying Notes	27

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	SHARES	MARKET VALUE (000s)
COMMON STOCKS 0.1%
CONSUMER DISCRETIONARY 0.1%
Caesars Entertainment Corp. (f)	11,846,058	$102,942

ENERGY 0.0%
Dommo Energia S.A. «(f)	131,189,389	20,277
Dommo Energia S.A. SP - ADR «(f)	27,883	566

		20,843

FINANCIALS 0.0%
Ardonagh Group Ltd. «(l)	4,916,832	7,525

HEALTH CARE 0.0%
NVHL S.A. ‘A’ «(f)(l)	8,220	14
NVHL S.A. ‘B’ «(f)(l)	8,220	14
NVHL S.A. ‘C’ «(f)(l)	8,220	14
NVHL S.A. ‘D’ «(f)(l)	8,220	15
NVHL S.A. ‘E’ «(f)(l)	8,220	15
NVHL S.A. ‘F’ «(f)(l)	8,220	15
NVHL S.A. ‘G’ «(f)(l)	8,220	15
NVHL S.A. ‘H’ «(f)(l)	8,220	15
NVHL S.A. ‘I’ «(f)(l)	8,220	15
NVHL S.A. ‘J’ «(f)(l)	8,220	15

		147

UTILITIES 0.0%
Eneva S.A. (f)(l)	106,360	503
Eneva S.A. (l)	292,516	1,382

		1,885

Total Common Stocks (Cost $148,349)		133,342

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «	684,000	199

INFORMATION TECHNOLOGY 0.0%
Novasep Holding SAS - Exp. 05/31/2022 «	116,700	59

Total Warrants (Cost $0)		258

PREFERRED SECURITIES 0.1%
BANKING & FINANCE 0.1%
Encina Private Credit, LLC «	24,670	10
Farm Credit Bank of Texas
6.750% (US0003M + 4.010%) due 09/15/2023 ~(j)	87,500	9,111
Nationwide Building Society
10.250% ~	666,220	126,253
VEREIT, Inc.
6.700% due 04/30/2019 (j)	260,000	6,544

		141,918

INDUSTRIALS 0.0%
Sequa Corp.
9.000% «	14,710	11,742

Total Preferred Securities (Cost $159,166)		153,660

		SHARES	MARKET VALUE (000s)
REAL ESTATE INVESTMENT TRUSTS 0.2%
REAL ESTATE 0.2%
VICI Properties, Inc.		11,483,010	$251,248

Total Real Estate Investment Trusts (Cost $157,895)			251,248

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 1.0%
CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$194,232	194,572

REPURCHASE AGREEMENTS (m) 0.3%
			300,986

ARGENTINA TREASURY BILLS 0.4%
42.835% due 04/12/2019 - 02/28/2020 (g)(h)	ARS	20,482,949	511,678

U.S. TREASURY BILLS 0.1%
2.434% due 04/11/2019 - 06/06/2019 (g)(h)(p)(r)		$109,426	109,121

Total Short-Term Instruments (Cost $1,182,370)			1,116,357

Total Investments in Securities (Cost $162,260,638)			163,594,880

		SHARES
INVESTMENTS IN AFFILIATES 0.7%
COMMON STOCKS 0.0%
INDUSTRIALS 0.0%
Sierra Hamilton Holder LLC «(l)		15,370	5,000

Total Common Stocks (Cost $3,896)			5,000

SHORT-TERM INSTRUMENTS 0.7%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%
PIMCO Short-Term Floating NAV Portfolio III		86,380,782	854,219

Total Short-Term Instruments (Cost $854,013)			854,219

Total Investments in Affiliates (Cost $857,909)			859,219

Total Investments (k) 138.4% (Cost $163,118,547)			$164,454,099
Financial Derivative Instruments (o)(q) 0.9% (Cost or Premiums, net $(840,391))			1,114,882
Other Assets and Liabilities, net (39.3)%			(46,716,198)

Net Assets 100.0%			$118,852,783

28	See Accompanying Notes

March 31, 2019

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Securities in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only securities.
(b)	Principal only securities.
(c)	When-issued securities.
(d)	Payment in-kind bond securities.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ardonagh Group Ltd.	04/02/2015 - 07/20/2017	$6,587	$7,525	0.01%
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	26,993	27,319	0.02
Britannia Property Owner LLC 5.693% due 10/09/2021	11/15/2018	48,200	48,192	0.04
Cheltenham 6.143% due 11/09/2021	11/15/2018	62,162	62,226	0.05
CIMIC Group Ltd. 3.901% due 04/09/2019	11/05/2018	63,617	63,654	0.05
CIMIC Group Ltd. 4.468% due 10/31/2019	11/08/2018	24,371	24,380	0.02
CIMIC Group Ltd. 4.500% due 10/17/2019	11/08/2018	18,067	18,070	0.02
Dream Hotel 7.443% due 01/31/2021	11/15/2018	41,920	41,905	0.04
Eneva S.A.	12/21/2017 - 03/25/2019	1,850	1,885	0.00
Fidere Gestion De Vivienda 2.500% due 05/15/2020	10/31/2018	113,190	111,884	0.09
GHH Holdings Ltd. 2.757% due 12/04/202	10/10/2018	98,456	96,728	0.08
Grey Barn LLC 5.493% due 09/09/2021	11/15/2018	95,316	95,233	0.08
Hotel (PL Property) Ltd. 2.828% due 02/07/2023	07/09/2018	71,550	69,874	0.06
Isla Vista Owner LLC 5.993% due 05/09/2020	11/15/2018	53,744	53,787	0.05
Kiinteisto oy Paulon Talo 2.300% due 02/15/2021	04/18/2018	51,045	45,980	0.04
Kiinteisto oy Paulon Talo 2.350% due 02/15/2021	04/18/2018	55,630	50,110	0.04
NVHL S.A. ‘A’	03/09/2012	26	14	0.00
NVHL S.A. ‘B’	03/09/2012	26	14	0.00
NVHL S.A. ‘C’	03/09/2012	26	14	0.00
NVHL S.A. ‘D’	03/09/2012	27	15	0.00
NVHL S.A. ‘E’	03/09/2012	27	15	0.00
NVHL S.A. ‘F’	03/09/2012	27	15	0.00
NVHL S.A. ‘G’	03/09/2012	27	15	0.00
NVHL S.A. ‘H’	03/09/2012	27	15	0.00
NVHL S.A. ‘I’	03/09/2012	27	15	0.00
NVHL S.A. ‘J’	03/09/2012	27	15	0.00
Oasis West 5.739% due 03/08/2022	07/13/2018	200,000	200,570	0.17
Presidential City 6.493% due 02/08/2025	03/08/2018	30,000	30,056	0.03
Sierra Hamilton Holder LLC	07/31/2017	3,896	5,000	0.00
Tawny Funding S.A. 3.150% due 03/16/2023	08/28/2018	336,370	322,678	0.27

		$1,403,231	$1,377,203	1.16%

See Accompanying Notes	29

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.000%	03/29/2019	04/01/2019	$150,986	U.S. Treasury Bills 0.000% due 08/08/2019 - 09/26/2019	$(133,913)	$150,986	$151,011
					U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2019	(10,920)
					U.S. Treasury Notes 1.125% due 06/30/2021	(9,175)
JPS	3.100	03/28/2019	04/01/2019	150,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	(152,986)	150,000	150,052

Total Repurchase Agreements						$(306,994)	$300,986	$301,063

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOM	2.630%	04/01/2019	05/15/2019		$	(158,100)	$(158,100)
	2.650	03/19/2019	04/15/2019			(1,899)	(1,901)
	2.660	01/08/2019	04/08/2019			(249,063)	(250,590)
	2.660	02/01/2019	05/01/2019			(165,795)	(166,517)
	2.660	02/05/2019	05/01/2019			(11,667)	(11,715)
	2.660	02/06/2019	05/01/2019			(37,818)	(37,969)
	2.660	02/21/2019	06/25/2019			(196,500)	(197,066)
	2.660	02/28/2019	05/24/2019			(137,550)	(137,875)
	2.660	03/14/2019	04/08/2019			(100,288)	(100,421)
	2.670	03/18/2019	06/17/2019			(261,916)	(262,188)
	2.700	03/21/2019	06/20/2019			(245,101)	(245,303)
BOS	2.400	03/29/2019	04/05/2019			(177,880)	(177,915)
	2.580	02/19/2019	04/15/2019			(1,494)	(1,499)
	2.720	03/13/2019	04/10/2019			(2,718,836)	(2,722,739)
	2.720	03/27/2019	04/10/2019			(32,007)	(32,019)
BRC	(0.650)	12/27/2018	TBD	(3)	EUR	(4,593)	(5,143)
	(0.500)	03/26/2019	TBD	(3)	GBP	(4,413)	(5,747)
	2.700	03/18/2019	06/18/2019		$	(497,292)	(497,814)
	2.700	03/21/2019	06/20/2019			(2,456,812)	(2,458,839)
BSN	2.630	01/07/2019	04/04/2019			(150,003)	(150,924)
	2.630	02/06/2019	04/04/2019			(69,300)	(69,573)
	2.630	03/11/2019	04/11/2019			(7,557)	(7,569)
	2.630	03/19/2019	04/11/2019			(235,500)	(235,724)
	2.640	02/08/2019	04/09/2019			(42,052)	(42,213)
	2.640	02/22/2019	04/09/2019			(31,016)	(31,102)
	2.640	03/11/2019	04/09/2019			(4,596)	(4,603)
	2.640	03/19/2019	04/09/2019			(152,438)	(152,728)
	2.650	03/11/2019	05/13/2019			(50,242)	(50,320)
	2.650	03/13/2019	05/13/2019			(161,324)	(161,550)
	2.680	02/13/2019	04/10/2019			(310,133)	(311,218)
	2.680	02/21/2019	05/21/2019			(781,994)	(784,264)
	2.680	03/18/2019	05/17/2019			(525,894)	(526,442)
CFR	(1.250)	02/12/2019	TBD	(3)	EUR	(2,010)	(2,255)
	(0.500)	09/08/2017	TBD	(3)		(1,100)	(1,224)
	1.250	02/22/2019	TBD	(3)	$	(447)	(447)
	2.500	03/29/2019	TBD	(3)		(31,528)	(31,535)
CIB	2.700	01/14/2019	04/11/2019			(436,257)	(438,776)
	2.700	01/23/2019	04/11/2019			(310,776)	(312,361)
	2.700	02/13/2019	04/11/2019			(309,937)	(311,030)
	2.700	03/08/2019	04/09/2019			(316,645)	(317,215)
	2.700	03/13/2019	04/11/2019			(182,496)	(182,756)
	2.700	03/18/2019	05/13/2019			(561,344)	(561,933)
CSN	2.680	03/21/2019	04/10/2019			(4,933)	(4,937)
	2.690	03/13/2019	04/10/2019			(100,876)	(101,019)
	2.690	03/21/2019	06/20/2019			(975,579)	(976,381)
	2.730	02/19/2019	04/18/2019			(141,024)	(141,462)
	2.730	03/13/2019	04/18/2019			(67,574)	(67,671)
DEU	2.350	03/29/2019	04/03/2019			(404,381)	(404,460)
	2.460	03/26/2019	04/09/2019			(31,759)	(31,772)
GRE	2.670	03/06/2019	04/12/2019			(560)	(561)
	2.670	03/11/2019	04/12/2019			(6,638)	(6,648)
	2.700	03/06/2019	04/03/2019			(560)	(561)
GSC	2.500	02/26/2019	TBD	(3)		(9,693)	(9,716)
IND	2.650	03/11/2019	04/22/2019			(613)	(614)
	2.650	04/01/2019	04/22/2019			(13,498)	(13,498)
	2.670	03/11/2019	04/03/2019			(7,251)	(7,262)
	2.720	03/13/2019	04/10/2019			(650,170)	(651,103)
	2.750	03/18/2019	04/18/2019			(497,677)	(498,209)

30	See Accompanying Notes

March 31, 2019

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
JML	(1.000)	02/07/2019	04/09/2019		EUR	(2,239)	(2,507)
	0.250	01/10/2019	04/09/2019		GBP	(1,751)	(2,282)
JPS	2.630	03/19/2019	05/06/2019		$	(1,793)	(1,795)
	2.630	03/19/2019	05/07/2019			(5,591)	(5,597)
	2.650	02/11/2019	05/07/2019			(36,646)	(36,778)
	2.650	02/19/2019	05/07/2019			(2,875)	(2,883)
	2.690	02/22/2019	04/22/2019			(263,425)	(264,173)
	2.690	03/13/2019	04/22/2019			(418,311)	(418,905)
	2.690	03/18/2019	04/22/2019			(101,118)	(101,224)
	2.700	03/27/2019	04/01/2019			(49,562)	(49,581)
MZF	2.730	03/29/2019	04/10/2019			(219,887)	(219,937)
NOM	1.950	12/21/2018	TBD	(3)		(3,933)	(3,955)
	2.500	12/21/2018	TBD	(3)		(5,922)	(5,964)
	2.600	02/14/2019	TBD	(3)		(6,693)	(6,715)
	2.680	02/25/2019	05/23/2019			(2,679,471)	(2,686,453)
	2.680	03/13/2019	05/23/2019			(200,028)	(200,311)
NXN	2.600	01/07/2019	04/05/2019			(334,243)	(336,270)
	2.630	03/28/2019	05/14/2019			(157,519)	(157,565)
	2.640	02/20/2019	04/22/2019			(666,530)	(668,485)
	2.640	02/27/2019	04/22/2019			(88,350)	(88,564)
	2.670	03/21/2019	06/04/2019			(210,457)	(210,629)
	2.680	02/13/2019	05/13/2019			(409,274)	(410,706)
RCY	2.660	03/08/2019	05/08/2019			(174,198)	(174,507)
	2.660	03/21/2019	05/08/2019			(64,105)	(64,157)
	2.690	02/19/2019	04/18/2019			(800,156)	(802,608)
	2.700	02/21/2019	04/04/2019			(491,335)	(492,772)
	2.700	03/11/2019	04/04/2019			(91,912)	(92,057)
	2.700	03/12/2019	04/04/2019			(11,213)	(11,230)
	2.700	03/27/2019	04/01/2019			(99,125)	(99,162)
	2.700	04/01/2019	04/04/2019			(750)	(750)
	2.720	03/13/2019	04/10/2019			(126,198)	(126,379)
SAL	2.750	03/18/2019	04/18/2019			(530,902)	(531,470)
SCX	2.650	04/01/2019	04/05/2019			(6,427)	(6,428)
	2.660	04/01/2019	04/11/2019			(12,855)	(12,855)
	2.670	04/01/2019	04/08/2019			(17,140)	(17,140)
	2.680	04/01/2019	04/18/2019			(643)	(643)
	2.700	03/21/2019	05/21/2019			(510,000)	(510,421)
	2.770	02/21/2019	05/21/2019			(501,240)	(502,744)
SGY	2.330	03/25/2019	04/25/2019			(113,819)	(113,871)
	2.330	03/28/2019	04/25/2019			(1,847)	(1,848)
	2.350	03/29/2019	04/01/2019			(129,607)	(129,632)
	2.450	03/28/2019	04/22/2019			(69,477)	(69,496)
	2.670	03/13/2019	06/13/2019			(454,027)	(454,667)
	2.670	03/21/2019	06/13/2019			(49,334)	(49,404)
	2.680	03/21/2019	05/21/2019			(1,000,725)	(1,001,545)
	2.690	03/18/2019	06/18/2019			(525,206)	(525,755)
	2.690	03/21/2019	06/18/2019			(68,355)	(68,422)
	2.690	03/21/2019	06/20/2019			(502,556)	(502,969)
UAG	2.680	01/18/2019	04/18/2019			(416,610)	(418,874)
UBS	2.760	02/25/2019	05/23/2019			(382,966)	(383,994)

Total Reverse Repurchase Agreements							$(28,122,075)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date			Amount Borrowed (2)	Payable for Sale-Buyback Transactions (4)
BCY	2.400%	03/29/2019	04/01/2019			$(219,131)	$(219,175)
UBS	2.630	01/16/2019	04/16/2019			(114,039)	(114,664)
	2.630	01/17/2019	04/17/2019			(391,378)	(393,505)
	2.630	01/22/2019	04/17/2019			(8,036)	(8,077)
	2.630	01/24/2019	04/17/2019			(1,809)	(1,818)
	2.630	01/25/2019	04/17/2019			(19,505)	(19,599)
	2.630	01/28/2019	04/17/2019			(3,848)	(3,866)
	2.630	01/30/2019	04/17/2019			(2,371)	(2,381)
	2.630	02/06/2019	04/17/2019			(3,663)	(3,678)
	2.630	02/08/2019	04/17/2019			(3,565)	(3,579)
	2.630	02/12/2019	04/17/2019			(33,727)	(33,845)
	2.630	02/13/2019	04/17/2019			(66,167)	(66,395)
	2.630	02/15/2019	04/17/2019			(5,543)	(5,562)
	2.630	02/20/2019	04/17/2019			(70,361)	(70,567)
	2.630	02/28/2019	04/16/2019			(16,385)	(16,424)
	2.630	03/01/2019	04/17/2019			(5,255)	(5,267)
	2.630	03/29/2019	04/17/2019			(39,559)	(39,568)
	2.640	01/23/2019	04/23/2019			(350,085)	(351,832)
	2.640	01/25/2019	04/23/2019			(16,317)	(16,396)
	2.640	01/28/2019	04/23/2019			(8,486)	(8,525)
	2.640	01/30/2019	04/23/2019			(1,482)	(1,488)
	2.640	01/30/2019	04/30/2019			(56,376)	(56,631)
	2.640	02/06/2019	04/30/2019			(3,762)	(3,777)

See Accompanying Notes	31

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (4)
	2.640	02/07/2019	04/23/2019	(20,149)	(20,227)
	2.640	02/13/2019	04/23/2019	(3,142)	(3,152)
	2.640	02/13/2019	04/30/2019	(7,952)	(7,979)
	2.640	02/20/2019	04/23/2019	(2,527)	(2,534)
	2.640	03/01/2019	04/23/2019	(6,247)	(6,261)
	2.640	03/27/2019	04/30/2019	(20,374)	(20,382)
	2.650	01/25/2019	04/25/2019	(34,416)	(34,585)
	2.650	01/28/2019	04/25/2019	(7,302)	(7,336)
	2.650	01/30/2019	04/25/2019	(3,062)	(3,076)
	2.650	02/01/2019	01/31/2020	(485,946)	(488,079)
	2.650	02/06/2019	04/25/2019	(6,337)	(6,362)
	2.650	02/08/2019	04/25/2019	(3,871)	(3,886)
	2.650	02/13/2019	04/25/2019	(6,381)	(6,403)
	2.650	03/13/2019	01/31/2020	(94,990)	(95,124)

Total Sale-Buyback Transactions					$(2,152,005)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (12.8)%
Fannie Mae, TBA	3.000%	04/01/2049	$1,916,950	$(1,892,234)	$(1,909,162)
Fannie Mae, TBA	3.000	05/01/2049	625,800	(619,478)	(622,549)
Fannie Mae, TBA	3.500	04/01/2034	913,500	(929,327)	(934,556)
Fannie Mae, TBA	3.500	05/01/2049	625,000	(633,789)	(633,252)
Fannie Mae, TBA	4.000	04/01/2034	131,300	(134,839)	(135,265)
Fannie Mae, TBA	4.000	05/01/2049	51,000	(52,434)	(52,422)
Fannie Mae, TBA	4.500	04/01/2034	6,000	(6,069)	(6,102)
Fannie Mae, TBA	4.500	05/01/2049	1,792,715	(1,865,579)	(1,866,705)
Fannie Mae, TBA	5.000	04/01/2049	1,078,500	(1,130,915)	(1,140,493)
Freddie Mac, TBA	2.500	04/01/2034	1,500	(1,478)	(1,492)
Freddie Mac, TBA	3.000	04/01/2034	794,200	(795,767)	(801,979)
Freddie Mac, TBA	3.000	04/01/2049	578,000	(568,066)	(575,734)
Ginnie Mae, TBA	3.000	04/01/2049	44,550	(44,223)	(44,768)
Ginnie Mae, TBA	3.500	04/01/2049	354,700	(359,024)	(362,542)
Ginnie Mae, TBA	4.000	04/01/2049	4,845,100	(4,976,543)	(5,004,648)
Ginnie Mae, TBA	4.500	04/01/2049	1,091,000	(1,128,121)	(1,133,122)

Total Short Sales (12.8)%				$(15,137,886)	$(15,224,791)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions (4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOM	$0	$(1,569,645)	$0	$(1,569,645)	$1,410,624	$(159,021)
BOS	0	(2,934,172)	0	(2,934,172)	3,012,581	78,409
BRC	0	(2,967,543)	0	(2,967,543)	3,051,062	83,519
BSN	0	(2,528,230)	0	(2,528,230)	2,576,258	48,028
CFR	0	(35,461)	0	(35,461)	35,921	460
CIB	0	(2,124,071)	0	(2,124,071)	2,170,349	46,278
CSN	0	(1,291,470)	0	(1,291,470)	1,333,662	42,192
DEU	0	(436,232)	0	(436,232)	434,097	(2,135)
FICC	151,011	0	0	151,011	(154,008)	(2,997)
GRE	0	(7,770)	0	(7,770)	7,889	119
GSC	0	(9,716)	0	(9,716)	10,072	356
IND	0	(1,170,686)	0	(1,170,686)	1,201,928	31,242
JML	0	(4,789)	0	(4,789)	4,896	107
JPS	150,052	(880,936)	0	(730,884)	849,137	118,253
MZF	0	(219,937)	0	(219,937)	226,239	6,302
NOM	0	(2,903,398)	0	(2,903,398)	2,989,505	86,107
NXN	0	(1,872,219)	0	(1,872,219)	1,881,280	9,061
RCY	0	(1,863,622)	0	(1,863,622)	1,763,880	(99,742)
SAL	0	(531,470)	0	(531,470)	546,816	15,346
SCX	0	(1,050,231)	0	(1,050,231)	1,059,687	9,456
SGY	0	(2,917,609)	0	(2,917,609)	2,997,856	80,247
UAG	0	(418,874)	0	(418,874)	429,160	10,286
UBS	0	(383,994)	0	(383,994)	405,799	21,805
Master Securities Forward Transaction Agreement
BCY	0	0	(219,175)	(219,175)	218,055	(1,120)
UBS	0	0	(1,932,830)	(1,932,830)	1,936,173	3,343

Total Borrowings and Other Financing Transactions	$301,063	$(28,122,075)	$(2,152,005)

32	See Accompanying Notes

March 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,789)	$(886,738)	$(18,771)	$(910,298)
U.S. Government Agencies	0	(7,856,262)	(12,373,707)	0	(20,229,969)
U.S. Treasury Obligations	(278,375)	(4,673,056)	(1,767,033)	0	(6,718,464)
Sovereign Issues	0	0	0	(53,930)	(53,930)

Total	$(278,375)	$(12,534,107)	$(15,027,478)	$(72,701)	$(27,912,661)
Sale-Buyback Transactions
U.S. Treasury Obligations	(219,175)	(1,349,627)	0	(583,203)	(2,152,005)

Total	$(219,175)	$(1,349,627)	$0	$(583,203)	$(2,152,005)

Total Borrowings	$(497,550)	$(13,883,734)	$(15,027,478)	$(655,904)	$(30,064,666)

Payable for reverse repurchase agreements and sale-buyback financing transactions (6)					$(30,064,666)

(n)	Securities with an aggregate market value of $30,935,328 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(24,626,937) at a weighted average interest rate of 2.321%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(14,980) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(209,414) is outstanding at period end.

(o)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$114.000	05/24/2019	4,460	$4,460	$37	$4
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.500	05/24/2019	720	720	6	1
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	125.000	05/24/2019	26,144	26,144	237	26
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	126.500	05/24/2019	21,000	21,000	180	181

Total Purchased Options					$460	$212

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Australia Government 10-Year Bond June Futures	06/2019	13,391	$1,317,434	$21,440	$5,279	$(5,279)
Euro-Bund 10-Year Bond June Futures	06/2019	3	560	12	0	(1)
Euro-Buxl 30-Year Bond June Futures	06/2019	3	645	32	0	(4)
U.S. Treasury 2-Year Note June Futures	06/2019	12,591	2,683,063	9,277	0	(2,754)
U.S. Treasury 10-Year Note June Futures	06/2019	5,180	643,453	9,213	0	(1,457)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	21,030	3,533,040	8,691	726	(6,873)

				$48,665	$6,005	$(16,368)

SHORT FUTURES CONTRACTS
					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Japan Government 10-Year Bond June Futures	06/2019	1,386	$(1,916,864)	$(7,103)	$250	$(3,501)
U.S. Treasury 5-Year Note June Futures	06/2019	143,051	(16,569,329)	30,059	28,508	(227)
United Kingdom Long Gilt June Futures	06/2019	39,079	(6,584,730)	(109,725)	3,054	(4,581)

				$(86,769)	$31,812	$(8,309)

Total Futures Contracts				$(38,104)	$37,817	$(24,677)

See Accompanying Notes	33

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

									Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Constellation Energy Group, Inc.	(1.000)%	Quarterly	06/20/2020	0.059%	$1,900	$(50)	$28	$(22)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.283%		$25,200	$151	$338	$489	$0	$0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.433	EUR	27,200	(83)	133	50	8	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		55,500	(424)	633	209	25	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.840		$7,900	1,454	(574)	880	1	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.274		19,400	(557)	804	247	0	(9)
General Electric Co.	1.000	Quarterly	12/20/2023	0.920		72,800	(4,136)	4,418	282	54	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.833		11,600	229	745	974	0	(22)

							$(3,366)	$6,497	$3,131	$88	$(31)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

								Variation Margin
Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$544,385	$(37,162)	$(1,812)	$(38,974)	$0	$(1,209)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023	601,132	(30,271)	(10,760)	(41,031)	0	(2,176)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024	40,400	(2,424)	(330)	(2,754)	0	(172)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022	2,070,000	(43,142)	515	(42,627)	0	(1,523)
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023	1,954,260	(35,150)	(4,041)	(39,191)	0	(1,437)

					$(148,149)	$(16,428)	$(164,577)	$0	$(6,517)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
CDX.EM-21 5-Year Index	5.000%	Quarterly	06/20/2019	$61,503	$2,673	$(1,950)	$723	$30	$0
CDX.EM-24 5-Year Index	1.000	Quarterly	12/20/2020	30,337	(1,512)	1,569	57	20	0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	35,308	(1,454)	885	(569)	41	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	18,700	(347)	(148)	(495)	22	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	138,700	(6,465)	1,618	(4,847)	177	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	711,700	(24,758)	(1,807)	(26,565)	879	0
CDX.HY-24 5-Year Index	5.000	Quarterly	06/20/2020	2,151,922	178,041	(88,054)	89,987	3,043	0
CDX.HY-25 5-Year Index	5.000	Quarterly	12/20/2020	2,317,843	183,335	(65,920)	117,415	3,166	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	2,577,100	15,149	35,685	50,834	3,063	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	63,300	1,012	142	1,154	100	0

					$345,674	$(117,980)	$227,694	$10,541	$0

34	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPS

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month CAD-Bank Bill	2.625%	Semi-Annual	03/19/2027	CAD	172,700	$9,232	$(3,123)	$6,109	$0	$(902)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		376,200	29,962	(8,734)	21,228	0	(1,994)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027		132,800	8,212	(2,200)	6,012	0	(711)
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029		34,700	3,971	(680)	3,291	0	(205)
Receive	3-Month CAD-Bank Bill	2.800	Semi-Annual	12/18/2043		289,300	(20,346)	597	(19,749)	3,353	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		22,000	(4,044)	175	(3,869)	278	0
Receive (6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021	$	33,000	(237)	(190)	(427)	32	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023		1,614,100	(4,420)	52,154	47,734	0	(3,088)
Pay	3-Month USD-LIBOR	3.140	Semi-Annual	10/19/2023		10,000,000	(18,429)	473,904	455,475	0	(20,396)
Receive	3-Month USD-LIBOR	2.543	Semi-Annual	02/05/2024		584,700	0	(6,481)	(6,481)	1,232	0
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	02/05/2024		584,700	0	(6,675)	(6,675)	1,232	0
Receive	3-Month USD-LIBOR	2.559	Semi-Annual	02/05/2024		584,900	0	(6,934)	(6,934)	1,233	0
Receive	3-Month USD-LIBOR	2.571	Semi-Annual	02/05/2024		292,500	0	(3,638)	(3,638)	617	0
Receive	3-Month USD-LIBOR	2.580	Semi-Annual	02/05/2024		877,700	0	(11,269)	(11,269)	1,850	0
Receive	3-Month USD-LIBOR	2.605	Semi-Annual	02/05/2024		878,200	0	(12,348)	(12,348)	1,851	0
Receive	3-Month USD-LIBOR	2.607	Semi-Annual	02/05/2024		292,800	0	(4,134)	(4,134)	617	0
Receive (6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		16,534,500	(310,089)	(250,249)	(560,338)	36,010	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		288,400	20,102	(16,118)	3,984	691	0
Receive (6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		3,869,300	(139,170)	(27,794)	(166,964)	9,198	0
Receive (6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		5,378,700	(120,706)	(152,967)	(273,673)	13,758	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,896,200	66,288	(13,720)	52,568	8,591	0
Receive (6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		935,100	(23,572)	(53,853)	(77,425)	3,181	0
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027	ZAR	625,500	(1)	1,311	1,310	157	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		327,300	(1)	(286)	(287)	95	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD	3,175,400	195,330	11,693	207,023	1,258	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023		397,900	28,677	26	28,703	162	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023		462,900	35,562	4,965	40,527	218	0
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024		1,180,600	34,052	37,409	71,461	488	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	32,046	24,628	56,674	295	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(126)	1,294	1,168	9	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		74,920	(1,011)	(3,388)	(4,399)	0	(18)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,600,100	10,214	83,745	93,959	0	(2,055)
Receive (6)	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	14,652,600	(27,492)	(29,204)	(56,696)	6,262	0
Receive (6)	6-Month EUR-EURIBOR	0.000	Annual	09/09/2021		7,440,000	(19,746)	(8,169)	(27,915)	3,308	0
Receive (6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024		875,000	(5,680)	(16,601)	(22,281)	1,659	0
Receive (6)	6-Month EUR-EURIBOR	0.230	Annual	08/15/2024		500,000	336	(4,790)	(4,454)	981	0
Receive (6)	6-Month EUR-EURIBOR	0.215	Annual	08/20/2024		500,000	282	(4,252)	(3,970)	983	0
Receive (6)	6-Month EUR-EURIBOR	0.220	Annual	08/21/2024		550,000	284	(4,796)	(4,512)	1,083	0
Receive (6)	6-Month EUR-EURIBOR	0.220	Annual	08/26/2024		550,000	(34)	(4,413)	(4,447)	1,085	0
Receive (6)	6-Month EUR-EURIBOR	0.260	Annual	09/04/2024		380,000	85	(3,938)	(3,853)	754	0
Receive (6)	6-Month EUR-EURIBOR	0.290	Annual	09/05/2024		550,000	97	(6,593)	(6,496)	1,092	0
Receive (6)	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024		136,700	22	(1,402)	(1,380)	271	0
Receive (6)	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024		267,100	38	(2,854)	(2,816)	531	0
Receive (6)	6-Month EUR-EURIBOR	0.230	Annual	09/12/2024		360,000	(115)	(2,858)	(2,973)	716	0
Receive (6)	6-Month EUR-EURIBOR	0.180	Annual	09/18/2024		900,000	(34)	(4,727)	(4,761)	1,795	0
Receive (6)	6-Month EUR-EURIBOR	0.195	Annual	09/25/2024		540,000	230	(3,457)	(3,227)	1,079	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029		3,000,000	(669)	66,347	65,678	0	(11,461)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		5,832,300	(10,230)	135,776	125,546	0	(22,336)

See Accompanying Notes	35

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029		6,000,000	35,505	91,721	127,226	0	(23,040)
Receive (6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		183,500	(585)	(9,520)	(10,105)	762	0
Receive (6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		838,100	(7,412)	(11,477)	(18,889)	3,577	0
Receive (6)	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		2,544,200	27,355	(153,363)	(126,008)	46,226	0
Receive (6)	6-Month EUR-EURIBOR	1.250	Annual	09/09/2049		1,290,000	(10,286)	(52,459)	(62,745)	23,476	0
Receive (6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	923,675	(6,706)	(24,006)	(30,712)	122	0
Receive (6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		25,900	416	(1,609)	(1,193)	203	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	77,889,000	(4,855)	(10,560)	(15,415)	0	(1,099)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026		83,970,000	17,459	(17,271)	188	0	(1,242)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028		44,520,000	229	(11,564)	(11,335)	0	(851)
Receive	6-Month JPY-LIBOR	0.285	Semi-Annual	01/25/2028		330,000	24	(89)	(65)	0	(6)
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028		17,900,000	1,130	(4,884)	(3,754)	0	(347)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		18,490,000	10	(4,672)	(4,662)	0	(360)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		134,870,000	8,372	(36,095)	(27,723)	0	(2,666)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		36,330,000	3,225	(10,681)	(7,456)	0	(717)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		28,130,000	457	(8,349)	(7,892)	0	(594)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		8,670,000	(8)	(2,567)	(2,575)	0	(183)
Pay	6-Month JPY-LIBOR	0.372	Semi-Annual	10/22/2028		20,000,000	800	4,612	5,412	303	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,890,323,000	(90,127)	(541,213)	(631,340)	0	(45,918)
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		16,170,000	(110)	(4,767)	(4,877)	0	(394)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		35,100,000	247	(10,347)	(10,100)	0	(854)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		35,140,000	(1,321)	(10,386)	(11,707)	0	(859)
Receive (6)	6-Month JPY-LIBOR	0.446	Semi-Annual	06/18/2029		13,110,000	291	(4,495)	(4,204)	0	(330)
Receive (6)	6-Month JPY-LIBOR	0.471	Semi-Annual	06/18/2029		13,120,000	(4)	(4,504)	(4,508)	0	(330)
Pay	28-Day MXN-TIIE	8.320	Lunar	02/10/2021	MXN	10,000,000	48	2,354	2,402	0	(1,201)
Pay	28-Day MXN-TIIE	8.300	Lunar	08/26/2021		10,500,000	0	4,227	4,227	0	(1,594)
Pay	28-Day MXN-TIIE	8.300	Lunar	02/10/2022		11,800,000	0	6,619	6,619	0	(1,877)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		538,600	0	38	38	0	(93)
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		936,700	0	62	62	0	(162)
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		1,673,100	(345)	311	(34)	0	(292)
Pay	28-Day MXN-TIIE	8.185	Lunar	02/10/2023		44,600,000	0	28,235	28,235	0	(7,765)
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025		6,500,000	0	6,295	6,295	0	(1,282)
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026		8,240,000	0	11,719	11,719	0	(1,670)
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027		20,000,000	0	25,168	25,168	0	(4,113)
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,364,100	(13)	237	224	284	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		25,700	0	4	4	5	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		7,726,300	(4,092)	4,808	716	1,606	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		622,900	0	505	505	130	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		31,300	0	14	14	7	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		799,900	6	31	37	166	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		606,400	154	(167)	(13)	126	0
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034		1,750,000	0	3,392	3,392	0	(440)
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		64,600	255	106	361	17	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		1,486,300	1,409	1,384	2,793	378	0

							$(259,602)	$(532,014)	$(791,616)	$185,393	$(163,445)

Total Swap Agreements							$(65,493)	$(659,897)	$(725,390)	$196,022	$(169,993)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$212	$37,817	$196,022	$234,051	$0	$(24,677)	$(169,993)	$(194,670)

(p)

Securities with an aggregate market value of $1,383,617 and cash of $1,044,793 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

36	See Accompanying Notes

March 31, 2019

(q)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	04/2019	AUD	1,527,885	$	1,091,145	$6,271	$0
	04/2019	$	2,135,002	AUD	3,017,360	7,473	0
	04/2019		170,031	GBP	130,000	0	(712)
	05/2019	AUD	3,017,360	$	2,136,297	0	(7,485)
	05/2019	GBP	130,000		170,294	711	0
BOA	04/2019	JPY	203,810,651		1,850,956	8,062	0
	04/2019	RUB	500,000		7,720	100	0
	04/2019	$	164,793	DKK	1,071,810	0	(3,749)
	04/2019		1,847,567	JPY	203,810,651	0	(8,618)
	04/2019		13,734	MXN	266,352	0	(41)
	04/2019		76,021	RUB	5,050,419	784	0
	04/2019		80,961	TRY	445,271	0	(2,759)
	05/2019	NZD	14,836	$	10,157	46	0
	05/2019	$	30,210	RUB	2,000,000	182	(104)
	05/2019		544	ZAR	7,603	0	(19)
	05/2019	ZAR	61,298	$	4,536	306	0
	06/2019	$	16,043	MXN	314,540	0	(56)
BPS	04/2019	BRL	181,459	$	46,567	222	0
	04/2019	DKK	3,731,239		569,539	8,906	0
	04/2019	EUR	6,013,079		6,863,226	118,053	0
	04/2019	GBP	60,934		80,062	699	0
	04/2019	$	48,094	ARS	1,971,604	0	(3,684)
	04/2019		20,274	AUD	28,592	33	(5)
	04/2019		48,437	BRL	181,459	0	(2,091)
	04/2019		251,814	RUB	16,626,315	1,453	0
	04/2019		39,019	TRY	217,224	0	(869)
	05/2019	EUR	3,173,556	$	3,573,725	4,447	0
	05/2019	TRY	247,941		41,834	0	(674)
	05/2019	$	19,864	ARS	867,230	0	(815)
	05/2019		3,691	TRY	19,048	0	(440)
	05/2019		601	ZAR	8,416	0	(21)
	06/2019		441,255	INR	31,849,803	12,892	0
	09/2019	ARS	2,781,209	$	58,063	7,009	0
	01/2020	BRL	2,153,318		564,419	26,777	0
	03/2020	ARS	215,139		3,969	642	0
BRC	04/2019	GBP	761,363		1,012,251	20,614	0
	04/2019	$	4,052	DKK	26,050	0	(138)
	05/2019		88,548	RUB	5,878,844	466	0
	05/2019		1,434	SEK	13,255	0	(4)
	06/2019	MXN	1,856,192	$	94,290	0	(53)
	06/2019	$	117,533	RUB	7,822,393	471	0
	07/2019		25,510	ARS	1,280,612	0	(178)
	03/2020	ARS	401,593	$	7,434	1,223	0
BSS	04/2019	BRL	1,323,119		339,557	1,626	0
	04/2019	$	339,549	BRL	1,323,119	0	(1,617)
	07/2019	BRL	7,701,000	$	2,072,424	118,673	0
	07/2019	$	29,628	ARS	1,554,013	1,770	0
	09/2019		15,737		845,887	135	0
	10/2019	BRL	16,301,400	$	4,284,901	184,797	0
CBK	04/2019	ARS	1,218,610		29,686	2,320	0
	04/2019	EUR	161,702		182,035	646	0
	04/2019	GBP	62,966		82,768	758	0
	04/2019	MXN	5,173,682		270,343	4,356	0
	04/2019	PEN	110,479		33,121	0	(153)
	04/2019	TRY	153,433		26,559	0	(388)
	04/2019	$	12,589	AUD	17,856	90	0
	04/2019		21,818	DKK	141,775	0	(516)
	04/2019		47,515	EUR	41,976	0	(428)
	04/2019		65,630	GBP	49,369	0	(1,329)
	04/2019		138,552	MXN	2,685,774	0	(472)
	04/2019		289,092	NZD	424,515	2	0
	05/2019	NZD	424,515	$	289,262	4	0
	05/2019	$	269,107	MXN	5,173,682	0	(4,401)
	05/2019		9,413	TRY	52,660	0	(385)
	06/2019	PEN	270,939	$	81,904	478	0
	06/2019	$	17,400	MXN	343,051	36	0
	06/2019		73,252	RUB	4,878,514	343	0
	09/2019	ARS	182,495	$	3,920	496	0
DUB	04/2019		2,366,332		55,653	1,574	0
	04/2019	$	51,219	ARS	2,190,807	0	(1,082)
	05/2019	GBP	415,765	$	542,263	0	(96)
	07/2019	ARS	1,801,131		36,350	765	0
	08/2019		636,854		13,142	697	0
	02/2020	$	1	ARS	55	0	0
FBF	04/2019	ARS	2,386,242	$	55,071	42	0
	04/2019	GBP	4,387		5,838	125	0

See Accompanying Notes	37

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	04/2019	$	60,107	ARS	2,386,242	$0	$(5,078)
GLM	04/2019	ARS	11,417	$	263	0	0
	04/2019	BRL	343,130		86,695	0	(942)
	04/2019	CHF	152		153	0	0
	04/2019	MXN	1,728,557		89,084	217	0
	04/2019	NZD	925,557		632,582	2,278	0
	04/2019	RUB	18,752,310		290,532	4,880	0
	04/2019	$	277	ARS	11,417	0	(14)
	04/2019		88,057	BRL	343,130	0	(419)
	04/2019		8,293	EUR	7,348	0	(50)
	04/2019		443,901	RUB	29,470,346	4,580	0
	05/2019	NZD	247,864	$	169,263	333	0
	05/2019	$	23,816	MXN	458,067	0	(380)
	05/2019		527,471	RUB	35,050,996	3,253	0
	06/2019		287,797		18,752,310	0	(4,910)
	06/2019		112,650	TRY	644,655	0	(4,533)
	07/2019		42,710	ARS	2,112,000	0	(983)
	08/2019		453,824	MXN	9,000,000	412	(211)
	09/2019	ARS	182,495	$	3,959	534	0
	12/2019		778,478		15,113	1,979	0
	03/2020	$	39,188	ARS	2,151,433	0	(5,914)
	06/2020		1,335		76,429	0	(175)
HUS	04/2019	ARS	1,560,637	$	36,520	530	0
	04/2019	AUD	1,997,578		1,433,480	15,100	0
	04/2019	CAD	99,424		75,348	947	0
	04/2019	DKK	3,103		479	13	0
	04/2019	GBP	2,975,721		3,964,289	88,562	0
	04/2019	MXN	272,906		14,153	123	0
	04/2019	NZD	349,304		240,671	2,796	0
	04/2019	$	57,369	ARS	2,530,119	222	(27)
	04/2019		1,649	CAD	2,194	0	(7)
	04/2019		132,542	DKK	860,310	0	(3,277)
	04/2019		522,549	MXN	10,117,258	61	(2,300)
	04/2019		298,792	RUB	19,909,757	3,989	0
	04/2019		130,204	TRY	724,486	0	(2,964)
	05/2019	SEK	2,096,730	$	227,920	1,676	0
	05/2019	$	41,796	ARS	1,931,422	193	(386)
	05/2019		277,355	JPY	30,419,034	0	(1,916)
	05/2019		17,642	MXN	334,252	0	(541)
	05/2019		9,323	TRY	52,721	0	(285)
	08/2019		151,332	MXN	3,000,000	10	0
	09/2019		54,267	ARS	2,781,209	0	(3,214)
	12/2019		9,572		575,746	142	0
	02/2020	ARS	55	$	1	0	0
IND	04/2019	JPY	55,699,498		505,821	2,175	0
	04/2019	MXN	5,000,000		260,132	2,908	0
	04/2019	$	504,894	JPY	55,699,498	0	(2,327)
JPM	04/2019	BRL	1,509,180	$	387,225	1,815	(42)
	04/2019	DKK	220,368		33,389	278	0
	04/2019	JPY	234,562,149		2,122,045	5,631	0
	04/2019	MXN	3,069,718		161,089	3,270	0
	04/2019	TRY	348,481		61,212	365	(356)
	04/2019	$	34,620	AUD	48,931	164	(40)
	04/2019		403,476	BRL	1,509,180	0	(18,024)
	04/2019		1,009	CAD	1,351	2	0
	04/2019		74,845	DKK	484,935	0	(1,982)
	04/2019		15,768	EUR	13,931	0	(141)
	04/2019		15,224	JPY	1,681,200	0	(54)
	04/2019		260,166	MXN	5,000,000	0	(3,108)
	04/2019		4,155	RUB	275,000	27	0
	04/2019		3,778	TRY	20,959	0	(97)
	05/2019	EUR	199,807	SEK	2,096,730	1,297	0
	05/2019		2,538,145	$	2,856,728	2,083	0
	05/2019	GBP	3,293,562		4,295,308	0	(1,088)
	05/2019	$	20,593	AUD	29,018	24	0
	05/2019		162,637	MXN	3,113,885	0	(3,319)
	05/2019		338,348	TRY	1,878,001	0	(16,381)
	06/2019		124,417		716,478	0	(4,254)
	07/2019		33,663	DKK	220,368	0	(281)
	09/2019	ARS	182,495	$	3,914	490	0
	12/2019	$	3,425	ARS	202,732	0	(4)
	01/2020	BRL	4,515,434	$	1,185,674	58,258	0
	02/2020	ARS	103,059		1,923	309	0
	02/2020	$	1,881	ARS	103,059	0	(267)
	03/2020	ARS	1,484,501	$	27,542	4,582	0
MSB	04/2019	$	2,301	TRY	13,206	18	0
	05/2019	TRY	167,425	$	28,044	0	(659)
	05/2019	$	2,752	RUB	183,244	23	0
	06/2019		182,497	TRY	1,044,569	0	(7,310)
	09/2019	ARS	923,622	$	18,509	1,259	0
	01/2020	BRL	780,000		205,285	10,534	0
	03/2020	ARS	50,199		928	152	0
	06/2020		76,429		1,377	217	0
MYI	04/2019	GBP	362,754		482,799	10,329	0
	04/2019	$	280,089	AUD	394,952	347	0
	04/2019		80,719	DKK	521,725	0	(2,328)

38	See Accompanying Notes

March 31, 2019

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	05/2019	AUD	367,874	$	261,024	$0	$(344)
	05/2019	NZD	912,028		619,461	0	(1,979)
RBC	04/2019	CAD	64,186		47,916	0	(116)
	06/2019	$	12,676	MXN	249,538	7	0
RYL	04/2019		11,336	AUD	15,978	9	0
	04/2019		45,783	DKK	296,990	0	(1,159)
	04/2019		7,557	RUB	500,000	63	0
	05/2019		11,287		750,000	69	0
	06/2019		47,647	MXN	949,063	590	0
	08/2019	MXN	949,063	$	47,288	0	(590)
SCX	04/2019	GBP	742,400		989,652	22,714	0
	04/2019	JPY	24,948,000		226,607	1,505	0
	04/2019	NZD	104,803		71,730	359	0
	04/2019	$	85,156	DKK	551,115	0	(2,348)
	04/2019		176,612	RUB	11,750,000	2,078	0
	05/2019	EUR	150,000	$	168,808	104	0
	05/2019	GBP	20,693		27,171	178	0
	05/2019		$15,009	RUB	1,000,000	133	0
	01/2020	BRL	371,200	$	97,567	4,886	0
SOG	04/2019	RUB	10,000,000		154,878	2,550	0
	04/2019	$	373,848	RUB	24,874,320	4,432	0
	05/2019	TRY	82,965	$	14,058	0	(165)
	05/2019		$73,777	RUB	4,907,727	533	0
	05/2019		461	TRY	2,381	0	(55)
	06/2019		153,423	RUB	10,000,000	0	(2,568)
SSB	04/2019	JPY	1,681,200	$	15,242	73	0
	04/2019	$	1,274	AUD	1,794	0	0
	04/2019		15,270	JPY	1,681,200	0	(68)
	05/2019	GBP	708,137	$	927,170	3,417	0
	05/2019	NZD	65,979		45,209	242	0
	05/2019	ZAR	18,196		1,280	24	0
TOR	04/2019	MXN	2,824,521		147,953	2,740	0
	05/2019	$	128,804	MXN	2,466,950	0	(2,585)
UAG	04/2019		119,226	CAD	160,065	555	0
	04/2019		461,713	GBP	353,000	0	(1,949)
	04/2019		61,021	RUB	4,035,801	354	0
	05/2019	CAD	160,065	$	119,318	0	(557)
	05/2019	GBP	353,000		462,431	1,948	0
	05/2019	$	150,234	RUB	10,000,000	1,180	0
	06/2019		112,579		7,500,000	562	0

Total Forward Foreign Currency Contracts						$838,267	$(158,453)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	178,700	$(179)	$(5)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	384,900	(381)	(229)
BPS	Put - OTC CDX.HY-31 5-Year Index	Sell	100.000	04/17/2019	324,600	(779)	(9)
	Put - OTC CDX.HY-32 5-Year Index	Sell	100.000	06/19/2019	252,000	(801)	(552)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	171,700	(180)	(2)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	1,323,600	(1,171)	(787)
CBK	Put - OTC CDX.HY-31 5-Year Index	Sell	100.000	04/17/2019	150,400	(383)	(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	177,000	(172)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	177,400	(169)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	132,500	(141)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	203,800	(214)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	223,100	(201)	(29)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	215,400	(211)	(13)
FBF	Put - OTC CDX.HY-31 5-Year Index	Sell	100.000	04/17/2019	161,600	(388)	(4)
	Put - OTC CDX.HY-31 5-Year Index	Sell	101.000	04/17/2019	176,600	(424)	(15)
	Put - OTC CDX.HY-31 5-Year Index	Sell	102.000	04/17/2019	225,000	(165)	(54)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	05/15/2019	294,300	(302)	(49)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	592,100	(595)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	276,900	(309)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	274,200	(466)	(5)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	286,900	(554)	(8)
MYC	Put - OTC CDX.HY-31 5-Year Index	Sell	100.000	05/15/2019	324,600	(1,320)	(234)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	183,600	(342)	0

						$(9,847)	$(2,003)

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BPS	Call - OTC USD versus TRY	TRY	5.150	05/20/2019	24,600	$(1,745)	$(3,094)
	Put - OTC USD versus TRY		5.150	05/20/2019	24,600	(1,656)	(161)
SOG	Call - OTC USD versus TRY		5.150	05/20/2019	7,700	(546)	(968)
	Put - OTC USD versus TRY		5.150	05/20/2019	7,700	(518)	(50)

						$(4,465)	$(4,273)

See Accompanying Notes	39

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description		Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$	98.641	06/06/2019	22,000	$(52)	$(56)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.641	06/06/2019	22,000	(45)	(27)
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.625	06/06/2019	80,500	(191)	(201)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.625	06/06/2019	80,500	(163)	(99)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.625	06/06/2019	56,000	(114)	(140)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.734	06/06/2019	56,000	(114)	(156)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.797	06/06/2019	112,500	(246)	(334)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.625	06/06/2019	56,000	(101)	(69)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.734	06/06/2019	56,000	(101)	(60)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.797	06/06/2019	112,500	(211)	(110)
SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.734	06/06/2019	23,000	(52)	(64)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.734	06/06/2019	23,000	(41)	(24)

						$(1,431)	$(1,340)

Total Written Options						$(15,743)	$(7,616)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

									Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	Quarterly	06/20/2020	0.959%	$6,300	$(952)	$957	$5	$0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.202	21,400	(719)	765	46	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	20,900	(500)	422	0	(78)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814	46,910	(3,714)	3,877	163	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949	21,600	(841)	877	36	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.267	41,600	(1,127)	654	0	(473)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350	37,800	(3,600)	2,977	0	(623)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.399	11,600	(1,179)	951	0	(228)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710	15,000	(825)	412	0	(413)
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	93,600	(1,733)	1,384	0	(349)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	43,200	(699)	291	0	(408)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2019	0.324	16,500	(1,057)	1,088	31	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	37,644	(3,641)	3,811	170	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506	14,000	(2,243)	2,315	72	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.693	4,200	(584)	604	20	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.877	3,500	(980)	991	11	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.116	1,100	(169)	166	0	(3)
BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926	36,800	4,226	(7,395)	0	(3,169)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850	38,500	475	(4,033)	0	(3,558)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2019	0.324	10,100	(632)	651	19	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	34,913	(5,148)	5,305	157	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.877	27,700	(7,297)	7,380	83	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738	10,700	(970)	768	0	(202)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.522	87,800	443	1,088	1,531	0
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.576	24,800	(1,538)	1,570	32	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814	63,750	(5,055)	5,277	222	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949	25,000	(923)	965	42	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350	37,400	(4,441)	3,825	0	(616)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.399	19,860	(2,139)	1,749	0	(390)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196	77,200	(4,906)	4,604	0	(302)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353	15,400	(1,086)	949	0	(137)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710	15,200	(930)	512	0	(418)
CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2019	2.374	9,200	107	(37)	70	0

40	See Accompanying Notes

March 31, 2019

										Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		13,250	1,522	(2,663)	0	(1,141)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		41,116	1,101	(4,901)	0	(3,800)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.443		7,600	(385)	255	0	(130)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751		84,000	(2,794)	(181)	0	(2,975)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.754		63,400	(338)	914	576	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		70,600	(719)	459	0	(260)
	Deutsche Bank AG	1.000	Quarterly	12/20/2023	2.862	EUR	5,600	(830)	308	0	(522)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		$152,400	(2,641)	1,203	0	(1,438)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		7,200	(786)	818	32	0
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.576		138,700	(8,809)	8,990	181	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814		18,390	(1,472)	1,536	64	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		30,700	(3,329)	2,823	0	(506)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.399		26,300	(2,281)	1,764	0	(517)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.549		300	1	3	4	0
	Shire Acquisitions Investments Ireland DAC	1.000	Quarterly	12/20/2021	0.819	EUR	18,200	(676)	784	108	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710		$11,100	(556)	251	0	(305)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		29,750	3,395	(5,957)	0	(2,562)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		34,300	1,804	(4,974)	0	(3,170)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184		17,000	17	20	37	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.202		13,800	(351)	381	30	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.869		700	0	3	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		550	(11)	9	0	(2)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		3,000	(283)	226	0	(57)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		19,100	(1,327)	1,157	0	(170)
FBF	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		25,900	3,036	(5,267)	0	(2,231)
GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2019	2.374		3,500	27	0	27	0
	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		47,500	5,424	(9,515)	0	(4,091)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		35,000	1,794	(5,029)	0	(3,235)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614		84,600	(2,919)	683	0	(2,236)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.973		99,050	(1,483)	1,634	151	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	06/20/2020	0.959		7,300	(1,106)	1,112	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.955		18,600	(164)	204	40	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		90,400	(1,931)	1,594	0	(337)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		21,950	(2,327)	2,426	99	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506		900	(134)	139	5	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.693		9,600	(1,402)	1,448	46	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.877		30,407	(8,279)	8,370	91	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.116		21,800	(3,761)	3,701	0	(60)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		1,900	(176)	140	0	(36)
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.576		9,700	(600)	613	13	0
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.690		3,100	(577)	587	10	0
	Russia Government International Bond	1.000	Quarterly	06/20/2020	0.734		2,700	(368)	378	10	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814		10,800	(821)	859	38	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.098		76,300	(1,669)	1,431	0	(238)
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.267		443,100	(7,070)	2,033	0	(5,037)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		8,400	(950)	812	0	(138)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196		9,400	(601)	564	0	(37)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		62,300	(4,361)	3,806	0	(555)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862		15,800	(816)	231	0	(585)

See Accompanying Notes	41

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

										Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
HUS	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2019	2.374		2,900	38	(16)	22	0
	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		32,000	3,576	(6,332)	0	(2,756)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		42,300	1,128	(5,037)	0	(3,909)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.614		57,800	(1,860)	332	0	(1,528)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.751		127,400	(3,727)	(785)	0	(4,512)
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.645		9,285	(141)	247	106	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		12,600	(36)	3	0	(33)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.202		5,200	(161)	172	11	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		140,750	(2,125)	1,600	0	(525)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		188,900	(3,039)	1,256	0	(1,783)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		79,102	(7,962)	8,319	357	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506		10,600	(1,795)	1,849	54	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.693		3,140	(445)	460	15	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.877		13,900	(4,157)	4,199	42	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738		6,600	(605)	480	0	(125)
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.576		40,240	(2,226)	2,278	52	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814		26,370	(2,048)	2,140	92	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.098		13,100	(59)	18	0	(41)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		18,340	(1,888)	1,586	0	(302)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.399		14,861	(2,032)	1,740	0	(292)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196		26,700	(1,655)	1,551	0	(104)
JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	7.850		5,500	39	(547)	0	(508)
	Deutsche Bank AG	1.000	Quarterly	12/20/2023	2.862	EUR	3,700	(549)	204	0	(345)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.202		$22,200	(766)	814	48	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		148,400	(3,049)	2,496	0	(553)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		20,700	(335)	140	0	(195)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		13,418	(1,236)	1,297	61	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.116		7,400	(1,201)	1,181	0	(20)
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.576		31,700	(2,220)	2,261	41	0
	Russia Government International Bond	1.000	Quarterly	09/20/2020	0.781		34,600	(3,812)	3,934	122	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814		37,800	(4,481)	4,613	132	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.949		34,400	(1,340)	1,397	57	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		9,200	(845)	693	0	(152)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		11,600	(819)	716	0	(103)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.710		154,200	(9,595)	5,354	0	(4,241)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862		91,000	(5,032)	1,665	0	(3,367)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	4.243		8,200	(1,424)	270	0	(1,154)
MYC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	7.926		68,800	7,692	(13,617)	0	(5,925)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		50,100	(4,637)	4,863	226	0
	Pioneer Natural Resources Co.	1.000	Quarterly	12/20/2020	0.262		1,400	(150)	168	18	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.522		13,000	62	165	227	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.814		9,100	(1,126)	1,158	32	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.163		424,900	(8,072)	5,471	0	(2,601)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		7,600	(534)	466	0	(68)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.603		175,400	(3,681)	41	0	(3,640)
NGF	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		26,100	(393)	296	0	(97)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.549		26,500	107	274	381	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196		9,700	(597)	559	0	(38)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		39,700	(2,847)	2,493	0	(354)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862		23,400	(1,213)	347	0	(866)
UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	1.900		19,300	1,130	(148)	982	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.353		800	(59)	52	0	(7)

								$(187,561)	$107,038	$7,359	$(87,882)

42	See Accompanying Notes

March 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

								Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$40,617	$(22,796)	$21,784	$0	$(1,012)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,880	(2,759)	2,055	0	(704)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	182,588	(5,116)	6,485	1,369	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	8,000	(19)	134	115	0
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	9,779	(2,354)	1,646	0	(708)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	12,773	(7,217)	6,899	0	(318)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	12,089	(430)	521	91	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,400	(592)	856	264	0
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	3,317	128	(87)	41	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	16,110	(7,853)	6,972	0	(881)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	98,094	(55,205)	52,761	0	(2,444)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	48,355	(2,029)	2,391	362	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	2,321	501	0
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	17,882	(10,058)	9,613	0	(445)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	16,289	(9,207)	6,857	0	(2,350)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	1,325	319	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	153,768	(4,188)	5,341	1,153	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	192,300	(8,719)	10,484	1,765	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	595,300	(38,483)	44,452	5,969	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	10,000	(1,005)	1,093	88	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	10,000	(208)	352	144	0
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	26,674	(23,708)	16,244	0	(7,464)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	550	(436)	345	0	(91)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	120,191	(67,557)	64,563	0	(2,994)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	95,170	(52,433)	38,704	0	(13,729)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	125,500	(877)	309	0	(568)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	279,007	(9,050)	11,141	2,091	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	319,100	(10,824)	13,753	2,929	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	168,800	(8,696)	10,389	1,693	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	70,000	(1,616)	2,231	615	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	20,000	(415)	702	287	0
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	14,561	(3,269)	2,215	0	(1,054)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	61,948	(24,907)	23,364	0	(1,543)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,881	(1,701)	997	0	(704)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	416,750	(5,102)	7,244	2,142	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	239,265	(7,145)	8,939	1,794	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	116,600	(4,228)	5,298	1,070	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	66,000	(3,451)	4,113	662	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	196,700	(8,388)	10,116	1,728	0
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	25,000	(1,882)	2,277	395	0
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	895	(376)	125	0	(251)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	150	(91)	66	0	(25)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	28	0	(56)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	7,148	1,641	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	100,600	(4,532)	5,455	923	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	588,800	(35,350)	41,254	5,904	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300,000	(2,684)	5,319	2,635	0
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	11,488	(2,310)	1,478	0	(832)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	7,887	(318)	377	59	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	48,800	(2,567)	3,015	448	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	10,902	1,459	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	158,400	(12,402)	13,793	1,391	0
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	112,845	(14,388)	6,219	0	(8,169)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	20,436	(11,470)	10,961	0	(509)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	12,201	(6,899)	5,139	0	(1,760)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	1,791	418	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	171,176	(4,733)	6,016	1,283	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	127,000	(4,348)	5,514	1,166	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	5,161	651	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,000	(895)	974	79	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,700	(682)	950	268	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	259,500	(3,786)	5,120	1,334	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,669	413	0
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	55,608	(2,033)	2,450	417	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,400	(820)	989	169	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	3,623	521	0

						$(553,580)	$553,735	$48,766	$(48,611)

See Accompanying Notes	43

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

INTEREST RATE SWAPS

										Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	Pay	6-Month AUD-BBR-BBSW	5.250%	Semi-Annual	12/15/2021	AUD	97,200	$(138)	$7,408	$7,270	$0
DUB	Pay	3-Month USD-LIBOR	3.850	Semi-Annual	07/13/2022	$	10,000,000	1,050	116,302	117,352	0
GLM	Pay	3-Month USD-LIBOR	0.310	Annual	08/20/2024	EUR	1,500,000	0	3,427	3,427	0
	Pay	3-Month USD-LIBOR	0.290	Annual	08/26/2024		1,500,000	0	2,977	2,977	0
	Pay	3-Month USD-LIBOR	0.330	Annual	09/04/2024		1,000,000	0	2,330	2,330	0
	Pay	3-Month USD-LIBOR	0.360	Annual	09/05/2024		1,500,000	0	3,977	3,977	0
	Pay	3-Month USD-LIBOR	0.330	Annual	09/06/2024		390,500	0	904	904	0
	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	07/06/2022	$	10,000,000	(13,400)	126,004	112,604	0
	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	145,800	(205)	11,110	10,905	0
MYC	Pay	3-Month USD-LIBOR	0.325	Annual	08/15/2024	EUR	1,500,000	0	3,720	3,720	0
	Pay	3-Month USD-LIBOR	0.300	Annual	08/21/2024		1,500,000	0	3,210	3,210	0
	Pay	3-Month USD-LIBOR	0.340	Annual	09/11/2024		742,000	0	1,765	1,765	0
	Pay	3-Month USD-LIBOR	0.300	Annual	09/12/2024		1,000,000	0	1,888	1,888	0
	Pay	3-Month USD-LIBOR	0.250	Annual	09/18/2024		2,500,000	0	2,699	2,699	0
	Pay	3-Month USD-LIBOR	0.265	Annual	09/25/2024		1,500,000	0	1,785	1,785	0
	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	06/29/2022	$	10,000,000	(4,665)	185,406	180,741	0
UAG	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	10,475	10,373	0

								$(17,460)	$485,387	$467,927	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

										Swap Agreements, at Value
Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CBK	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	$59,350	$(255)	$1,977	$1,722	$0
FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	10,050	(16)	505	489	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	12/20/2019	39,100	(49)	2,833	2,784	0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	104,900	(168)	8,334	8,166	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	44,100	(277)	881	604	0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	52,700	(249)	2,228	1,979	0

								$(1,014)	$16,758	$15,744	$0

Total Swap Agreements								$(759,615)	$1,162,918	$539,796	$(136,493)

44	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$14,455	$0	$0	$14,455	$(8,197)	$0	$0	$(8,197)	$6,258	$(5,940)	$318
BOA	9,480	0	1,734	11,214	(15,346)	(234)	(3,531)	(19,111)	(7,897)	7,737	(160)
BPS	181,133	0	304	181,437	(8,599)	(4,605)	(760)	(13,964)	167,473	(159,127)	8,346
BRC	22,774	0	9,752	32,526	(373)	0	(9,818)	(10,191)	22,335	(18,514)	3,821
BSS	307,001	0	0	307,001	(1,617)	0	0	(1,617)	305,384	(367,534)	(62,150)
CBK	9,529	0	3,620	13,149	(8,072)	(49)	(14,919)	(23,040)	(9,891)	9,134	(757)
DUB	3,036	0	126,860	129,896	(1,178)	0	(8,756)	(9,934)	119,962	(163,690)	(43,728)
FAR	0	0	0	0	0	(83)	0	(83)	(83)	0	(83)
FBF	167	0	10,888	11,055	(5,078)	(122)	(27,077)	(32,277)	(21,222)	23,299	2,077
GLM	18,466	0	137,124	155,590	(18,531)	0	0	(18,531)	137,059	(159,280)	(22,221)
GSC	0	0	0	0	0	(300)	0	(300)	(300)	0	(300)
GST	0	0	17,097	17,097	0	(14)	(19,886)	(19,900)	(2,803)	6,544	3,741
HUS	114,364	0	751	115,115	(14,917)	0	(15,910)	(30,827)	84,288	(79,800)	4,488
IND	5,083	0	0	5,083	(2,327)	0	0	(2,327)	2,756	(2,355)	401
JPM	78,595	0	2,440	81,035	(49,438)	(869)	(10,970)	(61,277)	19,758	(8,685)	11,073
JPS	0	0	11,103	11,103	0	0	0	0	11,103	(10,245)	858
MEI	0	0	3,357	3,357	0	0	(832)	(832)	2,525	(2,190)	335
MSB	12,203	0	0	12,203	(7,969)	0	0	(7,969)	4,234	0	4,234
MYC	0	0	200,176	200,176	0	(234)	(22,672)	(22,906)	177,270	(146,006)	31,264
MYI	10,676	0	0	10,676	(4,651)	0	0	(4,651)	6,025	(11,890)	(5,865)
NGF	0	0	381	381	0	0	(1,355)	(1,355)	(974)	1,400	426
RBC	7	0	0	7	(116)	0	0	(116)	(109)	(110)	(219)
RYL	731	0	0	731	(1,749)	0	0	(1,749)	(1,018)	(54)	(1,072)
SAL	0	0	1,747	1,747	0	(88)	0	(88)	1,659	(1,500)	159
SCX	31,957	0	0	31,957	(2,348)	0	0	(2,348)	29,609	(27,470)	2,139
SOG	7,515	0	0	7,515	(2,788)	(1,018)	0	(3,806)	3,709	(8,290)	(4,581)
SSB	3,756	0	0	3,756	(68)	0	0	(68)	3,688	(330)	3,358
TOR	2,740	0	0	2,740	(2,585)	0	0	(2,585)	155	0	155
UAG	4,599	0	12,462	17,061	(2,506)	0	(7)	(2,513)	14,548	(17,580)	(3,032)

Total Over the Counter	$838,267	$0	$539,796	$1,378,063	$(158,453)	$(7,616)	$(136,493)	$(302,562)

(r)

Securities with an aggregate market value of $48,860 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	45

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared Purchased Options	$0	$0	$0	$0	$212	$212
Futures	0	0	0	0	37,817	37,817
Swap Agreements	0	10,629	0	0	185,393	196,022

	$0	$10,629	$0	$0	$223,422	$234,051

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$838,267	$0	$838,267
Swap Agreements	0	56,125	0	0	483,671	539,796

	$0	$56,125	$0	$838,267	$483,671	$1,378,063

	$0	$66,754	$0	$838,267	$707,093	$1,612,114

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24,677	$24,677
Swap Agreements	0	6,548	0	0	163,445	169,993

	$0	$6,548	$0	$0	$188,122	$194,670

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$158,453	$0	$158,453
Written Options	0	2,003	0	4,273	1,340	7,616
Swap Agreements	0	136,493	0	0	0	136,493

	$0	$138,496	$0	$162,726	$1,340	$302,562

	$0	$145,044	$0	$162,726	$189,462	$497,232

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared Purchased Options	$0	$0	$0	$0	$(151)	$(151)
Futures	0	0	0	0	207,706	207,706
Swap Agreements	0	131,904	0	0	(1,327,443)	(1,195,539)

	$0	$131,904	$0	$0	$(1,119,888)	$(987,984)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,528,663	$0	$2,528,663
Written Options	0	68,640	0	1,320	7,736	77,696
Swap Agreements	0	187,869	0	0	178,586	366,455

	$0	$256,509	$0	$2,529,983	$186,322	$2,972,814

	$0	$388,413	$0	$2,529,983	$(933,566)	$1,984,830

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared Purchased Options	$0	$0	$0	$0	$(248)	$(248)
Futures	0	0	0	0	(62,289)	(62,289)
Swap Agreements	0	(25,532)	0	0	(228,722)	(254,254)

	$0	$(25,532)	$0	$0	$(291,259)	$(316,791)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$921,206	$0	$921,206
Written Options	0	9,317	0	40	92	9,449
Swap Agreements	0	(61,873)	0	0	511,128	449,255

	$0	$(52,556)	$0	$921,246	$511,220	$1,379,910

	$0	$(78,088)	$0	$921,246	$219,961	$1,063,119

46	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,935,778	$1,736,585	$5,672,363
Corporate Bonds & Notes
Banking & Finance	0	16,331,987	94,786	16,426,773
Industrials	0	7,490,464	5,426	7,495,890
Specialty Finance	0	106,104	0	106,104
Utilities	0	3,070,216	0	3,070,216
Convertible Bonds & Notes
Industrials	0	31,994	0	31,994
Municipal Bonds & Notes
California	0	6,892	0	6,892
Illinois	0	155,247	0	155,247
Iowa	0	127	0	127
Missouri	0	11,675	0	11,675
Puerto Rico	0	55,390	0	55,390
Texas	0	3,871	0	3,871
U.S. Government Agencies	0	40,752,325	0	40,752,325
U.S. Treasury Obligations	0	14,069,384	0	14,069,384
Non-Agency Mortgage-Backed Securities	2,950,954	32,120,827	667,411	35,739,192
Asset-Backed Securities	0	24,491,748	1,298,377	25,790,125
Sovereign Issues	0	12,552,447	0	12,552,447
Common Stocks
Consumer Discretionary	102,942	0	0	102,942
Energy	0	0	20,843	20,843
Financials	0	0	7,525	7,525
Health Care	0	0	147	147
Utilities	503	1,382	0	1,885
Warrants
Industrials	0	0	199	199
Information Technology	0	0	59	59
Preferred Securities
Banking & Finance	6,544	135,364	10	141,918
Industrials	0	0	11,742	11,742

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Real Estate Investment Trusts
Real Estate	$251,248	$0	$0	$251,248
Short-Term Instruments
Certificates of Deposit	0	194,572	0	194,572
Repurchase Agreements	0	300,986	0	300,986
Argentina Treasury Bills	0	511,678	0	511,678
U.S. Treasury Bills	0	109,121	0	109,121
	$3,312,191	$156,439,579	$3,843,110	$163,594,880

Investments in Affiliates, at Value
Common Stock
Industrials	$0	$0	$5,000	$5,000
Short-Term Instruments
Central Funds Used for Cash Management Purposes	854,219	0	0	854,219
	$854,219	$0	$5,000	$859,219
Total Investments	$4,166,410	$156,439,579	$3,848,110	$164,454,099

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(15,224,791)	0	(15,224,791)
	$0	$(15,224,791)	$0	$(15,224,791)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	37,817	196,234	0	234,051
Over the counter	0	1,377,040	1,023	1,378,063
	$37,817	$1,573,274	$1,023	$1,612,114

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(24,677)	(169,993)	0	(194,670)
Over the counter	0	(302,562)	0	(302,562)
	$(24,677)	$(472,555)	$0	$(497,232)
Total Financial Derivative Instruments	$13,140	$1,100,719	$1,023	$1,114,882

Totals	$4,179,550	$142,315,507	$3,849,133	$150,344,190

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$311,607	$1,685,335	$(224,961)	$57	$(1,557)	$(31,784)	$71,495	$(73,607)	$1,736,585	$(30,513)
Corporate Bonds & Notes
Banking & Finance	70,557	94,120	(1,179)	0	(21)	1,121	0	(69,812)	94,786	1,139
Industrials	6,588	0	(950)	(7)	(12)	(193)	0	0	5,426	(155)
Non-Agency Mortgage-Backed Securities	4,543,314	558,015	(1,921,065)	(34)	(64,966)	(79,511)	0	(2,368,342)	667,411	8,676
Asset-Backed Securities	505,041	1,251,199	(527,905)	(371)	(397)	(3,706)	74,516	0	1,298,377	(1,987)
Common Stocks
Energy	1,091	0	0	0	0	(525)	20,277	0	20,843	(525)
Financials	8,278	0	0	0	0	(753)	0	0	7,525	(753)
Health Care	162	0	0	0	0	(15)	0	0	147	(15)
Warrants
Industrials	225	0	0	0	0	(26)	0	0	199	(26)
Information Technology	7	0	0	0	0	52	0	0	59	52
Preferred Securities
Banking & Finance	0	0	0	0	0	10	0	0	10	10
Industrials	11,408	1,756	0	0	0	(1,422)	0	0	11,742	(1,422)

	$5,458,278	$3,590,425	$(2,676,060)	$(355)	$(66,953)	$(116,752)	$166,288	$(2,511,761)	$3,843,110	$(25,519)

Investments in Affiliates – at Value
Common Stocks
Energy	$46,644	$0	$(1,392)	$0	$784	$(25,759)	$0	$(20,277)	$0	$(19,460)
Industrials	4,674	0	0	0	0	326	0	0	5,000	326

	$51,318	$0	$(1,392)	$0	$784	$(25,433)	$0	$(20,277)	$5,000	$(19,134)
Financial Derivative Instruments - Assets
Over the counter	$903	$0	$10	$0	$(51)	$161	$0	$0	$1,023	$133

Totals	$5,510,499	$3,590,425	$(2,677,442)	$(355)	$(66,220)	$(142,024)	$166,288	$(2,532,038)	$3,849,133	$(44,520)

See Accompanying Notes	47

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$945,179	Other Valuation Techniques(3)	—		—
	559,829	Proxy Pricing	Base Price		99.060 - 100.750
	231,577	Third Party Vendor	Broker Quote		94.750 - 101.000
Corporate Bonds & Notes
Banking & Finance	44,120	Other Valuation Techniques(3)	-		—
	50,666	Proxy Pricing	Base Price		98.809 - 99.120
Industrials	4,660	Proxy Pricing	Base Price		102.000
	766	Third Party Vendor	Broker Quote		103.060
Non-Agency Mortgage-Backed Securities	564,104	Proxy Pricing	Base Price		94.870 - 1,379.730
	103,307	Third Party Vendor	Broker Quote		93.120
Asset-Backed Securities	38,271	Other Valuation Techniques(3)	—		—
	1,251,578	Proxy Pricing	Base Price		2.453 - 101.850
	8,528	Third Party Vendor	Broker Quote		66.000 - 100.094
Common Stocks
Energy	20,277	Reference Instrument	Liquidity Discount		23.400
	566	Other Valuation Techniques(3)	—		—
Financials	7,525	Fundamental Valuation	Company Equity Valuation	GBP	861,000,000.000
Health Care	147	Third Party Vendor	Broker Quote		EUR 1.600
Warrants
Industrials	199	Other Valuation Techniques(3)	—		—
Information Technology	59	Other Valuation Techniques(3)	—		—
Preferred Securities
Banking & Finance	10	Other Valuation Techniques(3)	—		—
Industrials	11,742	Fundamental Valuation	Company Equity Valuation		$511,381,595.000
Investments in Securities, at Value
Common Stocks
Industrials	5,000	Other Valuation Techniques(3)	—		—

Financial Derivative Instruments - Assets
Over the counter	982	Indicative Market Quotation	Broker Quote		4.919
Over the counter	41	Other Valuation Techniques(3)	—		—

Total	$3,849,133

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

48	See Accompanying Notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of PIMCO Income Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statements of operations and cash flows for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited	)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MZF	Mizuho Securities USA
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOM	Bank of Montreal	GRE	RBS Securities, Inc.	NXN	Natixis New York
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BSS	Banco Santander S.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, New York
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JP Morgan Securities, Inc.	SOG	Societe Generale
CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
CSN	Credit Suisse AG (New York)	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
FAR	Wells Fargo Bank National Association

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
CHF	Swiss Franc	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR
ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit
ADR	American Depositary Receipt	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security
ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	SP - ADR	Sponsored American Depositary Receipt
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	MBS	Mortgage-Backed Security	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.        Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.      Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906.CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: May 28, 2019

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: May 28, 2019